UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05028

PIMCO Funds

(Exact name of registrant as specified in charter)

650 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive office)

Trent W. Walker

Treasurer (Principal Financial & Accounting Officer)

PIMCO Funds

650 Newport Center Drive, Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (888) 877-4626

Date of fiscal year end: March 31

Date of reporting period: September 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

EXPLANATORY NOTE

The Registrant is filing this Certified Shareholder Report on Form N-CSR in two (2) separate submissions due to file size limitations on EDGAR submissions. This submission provides the information required by Item 1 for a limited number of the Registrant’s reports transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30e-1). The companion submission to this Certified Shareholder Report on Form N-CSR will follow immediately and will provide the information required by Item 1 for the other reports transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1). Apart from Items 1 and 6, the companion submission will be identical in all material respects to this initial filing.

Item 1.	Reports to Shareholders.

The following are copies of the reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

Filed under this submission on Form N-CSR:

•	PIMCO Funds—Asset Allocation Funds
•	PIMCO Funds—Bond Funds
•	PIMCO Funds—Credit Bond Funds
•	PIMCO Funds—Fundamental Index Funds
•	PIMCO Funds—International Bond Funds
•	PIMCO Funds—PIMCO All Asset Fund and PIMCO All Asset All Authority Fund
•	PIMCO Funds—PIMCO CommodityRealReturn Strategy Fund®
•	PIMCO Funds—PIMCO Income Fund
•	PIMCO Funds—PIMCO Low Duration Fund
•	PIMCO Funds—PIMCO Real Return Fund

To be filed under the immediately following companion submission of Form N-CSR:

•	PIMCO Funds—PIMCO Total Return Fund
•	PIMCO Funds—PIMCO TRENDS Managed Futures Strategy Fund
•	PIMCO Funds—Real Return Strategy Funds
•	PIMCO Funds—Short Duration Strategy Funds
•	PIMCO Funds—StocksPLUS® Funds
•	PIMCO Funds—Tax-Efficient Strategy Funds
•	PIMCO Funds—PIMCO Short-Term Fund
•	PIMCO Funds—Private Account Portfolio Series
•	PIMCO Funds—PIMCO Investment Grade Corporate Bond Fund
•	PIMCO Funds—PIMCO Total Return Fund IV
•	PIMCO Funds—PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)
•	PIMCO Funds—PIMCO High Yield Fund
•	PIMCO Funds—PIMCO Emerging Local Bond Fund

PIMCO Funds

Semiannual Report

September 30, 2016

Asset Allocation Funds

PIMCO Multi-Strategy Alternative Fund

PIMCO REALPATH® 2020 Fund

PIMCO REALPATH® 2025 Fund

PIMCO REALPATH® 2030 Fund

PIMCO REALPATH® 2035 Fund

PIMCO REALPATH® 2040 Fund

PIMCO REALPATH® 2045 Fund

PIMCO REALPATH® 2050 Fund

PIMCO REALPATH® 2055 Fund

PIMCO REALPATH® Income Fund

PIMCO Global Multi-Asset Fund

Share Classes

■	Institutional
■	P
■	Administrative
■	D
■	A
■	C
■	R

		Page

Chairman’s Letter		2
Important Information About the Funds		4
Expense Examples		18
Benchmark Descriptions		21
Financial Highlights		22
Statements of Assets and Liabilities		38
Consolidated Statement of Assets and Liabilities		42
Statements of Operations		44
Consolidated Statement of Operations		46
Statements of Changes in Net Assets		47
Consolidated Statements of Changes in Net Assets		50
Consolidated Statement of Cash Flows		51
Notes to Financial Statements		119
Glossary		150
Approval of Investment Advisory Contract and Other Agreements		151

Fund	Fund Summary	Schedule of Investments

PIMCO Multi-Strategy Alternative Fund	7	52
PIMCO REALPATH® 2020 Fund	8	59
PIMCO REALPATH® 2025 Fund	9	64
PIMCO REALPATH® 2030 Fund	10	69
PIMCO REALPATH® 2035 Fund	11	74
PIMCO REALPATH® 2040 Fund	12	79
PIMCO REALPATH® 2045 Fund	13	84
PIMCO REALPATH® 2050 Fund	14	89
PIMCO REALPATH® 2055 Fund	15	94
PIMCO REALPATH® Income Fund	16	98
PIMCO Global Multi-Asset Fund(1)	17	103

(1)	Consolidated Schedule of Investments

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

On the following pages of this PIMCO Funds Semiannual Report, which covers the six-month reporting period ended September 30, 2016, please find specific details regarding investment performance and a discussion of factors that most affected performance over the reporting period.

PIMCO announced on July 19, 2016 that the firm’s Managing Directors have selected Emmanuel (Manny) Roman as PIMCO’s next Chief Executive Officer effective November 1, 2016, and PIMCO’s former CEO Douglas Hodge assumed a new role as Managing Director and Senior Advisor effective on the same date.

The announcement of Mr. Roman as PIMCO’s CEO was the culmination of a process undertaken by the firm to hire a senior executive who would add leadership and strategic insights combined with a deep appreciation of PIMCO’s diversified global businesses, investment process and focus on superior investment performance and client-service. Mr. Roman’s appointment has the full support of the firm’s leadership including Mr. Hodge, PIMCO’s President Jay Jacobs, the firm’s Executive Committee and its Managing Directors. Mr. Roman has nearly 30 years of experience in the investment industry, with expertise in fixed income and proven executive leadership, most recently as CEO of Man Group PLC, one of the world’s largest publicly-traded alternative asset managers and a leader in liquid, high-alpha investment strategies.

Financial market highlights of the six-month reporting period include:

■

The unexpected outcome of the U.K. referendum in June 2016 dominated headlines and market movements during the first half of the reporting period. Departing from the trend prevalent for the first two months of the period, volatility rose in June as sovereign yields rallied significantly while risk assets generally underperformed. Still, the fundamental backdrop remained mostly intact and expectations for further central bank easing helped anchor risk appetite. Steadier commodity prices and fiscal stimulus in China helped bolster market sentiment, even as central banks remained on hold ahead of the Brexit referendum. Softer-than-expected employment data in the U.S. pushed market expectations for the next Federal Reserve (“Fed’) interest rate hike further out into the future.

■

During the second half of the reporting period, markets generally shook off the surprising result of the Brexit referendum, along with a host of political developments including new leadership in the U.K. and Brazil, a coup attempt in Turkey, and an increasingly acrimonious presidential race in the U.S. In this environment, volatility generally remained low and risk assets rallied. Central banks featured prominently in the headlines as monetary policy concerns (in particular, the longevity of central bank support) lingered beneath the seemingly benign market environment. The Bank of Japan’s “comprehensive review,” inaction by the European Central Bank (“ECB”), and the Fed’s solidifying path towards a potential interest rate increase in December 2016 all contributed to sovereign yields generally rising during this period. Still, equities moved higher (U.S. stock indices set record highs), credit spreads tightened, and emerging market assets continued to gain.

■

U.S. Treasury yields between 1-month through 3-years generally rose, but 2-year yields were flat. The rise in Libor and the potential for a year-end interest rate increase by the Fed caused shorter-term U.S. Treasury yields to rise over the reporting period. In contrast, the growth of negative yielding sovereign and corporate debt in certain global regions and investor fears of slowing global growth led to a flight-to-quality in intermediate- to long-term U.S. Treasuries, where yields generally declined. The yield on the benchmark ten-year U.S. Treasury note was 1.60% at the end of the reporting period, compared with 1.78% on March 31, 2016 (the end of the previous reporting period). U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned 1.81% over the reporting period. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned 2.68% over the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Bloomberg Barclays U.S. TIPS Index, returned 2.69% over the reporting period. Real interest rates generally declined over the reporting period on risk-off sentiment surrounding the U.K. referendum. Breakeven inflation dropped in the first part of the period as demand for nominal U.S. Treasuries outpaced that of U.S. TIPS, but meaningfully recovered in the last half of the period due to the rally in oil and stronger inflation prints.

■

Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, returned 8.42% over the reporting period. The rebound in commodities was led by the energy sector, which saw choppy price movements for most of the first half of the period before rebounding in the second half of the period on the back

2	PIMCO ASSET ALLOCATION FUNDS

of OPEC talks of a potential production cut at their November 2016 meeting and constructive inventory data. Agriculture commodities were mixed over the period, while precious metals posted positive returns on flight-to-quality demand amidst uncertainty surrounding Brexit.

■

Agency mortgage-backed securities (“MBS”), as represented by the Bloomberg Barclays U.S. MBS Fixed Rate Index, returned 1.72% over the reporting period. Agency MBS modestly outperformed like-duration U.S. Treasuries despite heavy issuance, amid continued Fed reinvestment activity and strong demand from banks and overseas investors. Non-Agency MBS returns were also positive amid limited new supply, a recovering residential real estate market and favorable representation and warranty settlement developments.

■

The U.S. investment grade credit market, as represented by the Bloomberg Barclays U.S. Credit Index, returned 4.76% over the reporting period. Investment grade credit spreads tightened during the period given continued accommodative monetary policy action from global central banks and a positive technical backdrop. The high yield bond market, as represented by the BofA Merrill Lynch U.S. High Yield Index, returned 11.69% over the reporting period, due to the strong recovery experienced by commodity companies and triple-C credits.

■

Tax-exempt municipal bonds, as represented by the Bloomberg Barclays Municipal Bond Index, returned 2.30% over the reporting period. Positive returns were supported by persistent demand for tax-exempt income, as flows into municipal bond mutual funds helped absorb elevated new issue volume. Credit spreads tightened and the high yield municipal bond segment outperformed, driven by a rally in both tobacco and Puerto Rico domiciled securities. Puerto Rico’s relief rally was attributed to U.S. Congress passing legislation that appointed a federal oversight board and which may provide a framework for the restructuring of the island’s $70 billion debt complex.

■

Emerging market (“EM”) debt sectors were lifted by a combination of global drivers, including improving economic fundamentals, a growing appetite for risk assets and strong inflows into the asset class. Despite headwinds from the slowdown in China’s economy, returns were buoyed by the Fed’s slower tightening cycle and stable global commodity prices. In addition, political developments added a layer of idiosyncratic drivers to returns. EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 9.34% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 5.46% over the reporting period.

■

Global equities, including developed market and emerging market, generally posted positive returns as a result of renewed investor risk appetite and supportive global central bank policies. U.S. equities, as represented by the S&P 500 Index, returned 6.40% over the reporting period. Global equities, as represented by the MSCI World Index, returned 5.92% over the reporting period. EM equities, as measured by the MSCI Emerging Markets Index, returned 9.75% over the reporting period.

Thank you for the assets you have placed with us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Funds November 22, 2016

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	3

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

The PIMCO Multi-Strategy Alternative Fund may invest its respective assets in Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, an affiliated open-end investment company, except funds of funds, or shares of any funds of the PIMCO ETF Trust, an affiliated investment company. The PIMCO REALPATH® Funds and the PIMCO Global Multi-Asset Fund may invest their respective assets in Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, except funds of funds. These underlying investments are referred to as “Underlying PIMCO Funds.”

The PIMCO Multi-Strategy Alternative Fund may also invest its respective assets in other affiliated and unaffiliated funds. The PIMCO REALPATH® Funds and the PIMCO Global Multi-Asset Fund also may invest their respective assets in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds. These underlying investments, together with the Underlying PIMCO Funds, are referred to as “Acquired Funds.” The cost of investing in these Funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

If a Fund estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. To determine the sources of a Fund’s distributions, the Fund references its accounting records at the time the distribution is paid. If, based on such accounting records, a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally will not be issued. It is important to note that differences exist between a Fund’s accounting entries maintained on a day-to-day basis, the Fund’s financial statements presented in accordance with U.S. GAAP, and accounting practices under income tax regulations. Examples of such differences may include the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. A Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders each January.

The Funds may be subject to various risks as described in each Fund’s prospectus. Some of these risks may include, but are not limited to, the following: new/small fund risk, allocation risk, Acquired Fund risk, interest rate risk, call risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, futures contract risk, volatility risk, model risk, commodity risk, equity risk, mortgage-related and other asset-backed securities risk, privately issued mortgage-related securities risk, extension risk, prepayment risk, foreign (non-U.S.) investment risk, real estate risk, senior loan risk, emerging markets risk, sovereign debt risk, currency risk, smaller company risk, leveraging risk, small-cap and mid-cap company risk, tax risk, subsidiary risk, management risk, short sale risk, value investing risk, cash holdings risk, arbitrage risk and convertible securities risk. A complete description of these and other risks is contained in each Fund’s prospectus.

The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve

4	PIMCO ASSET ALLOCATION FUNDS

certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that a Fund may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to a Fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Fund. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Fund. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, a Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if a Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that a Fund will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

The PIMCO REALPATH® Funds are designed to provide investors with a comprehensive retirement solution tailored to the time when they expect to retire and plan to start withdrawing money (the “target date”). Each PIMCO REALPATH® Fund follows a target asset allocation schedule that changes over time to help reduce portfolio risk, increasing its exposure to conservative investments as the target date approaches. The principal value of a Fund is not guaranteed at any time, including the target date. A Fund’s shareholders may experience losses, including losses near, at, or after the target year indicated in the PIMCO REALPATH® Fund’s name.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first (i) 18 months after purchase for purchases made prior to August 10, 2015 and (i) 12 months after purchase for purchase made on or after August 10, 2015. The Cumulative Returns chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, Class P and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C, and Class D shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against a broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same fund classification. Each benchmark index and Lipper Average does not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	5

Important Information About the Funds (Cont.)

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class C	Class R	Diversification Status
PIMCO Multi-Strategy Alternative Fund	12/30/14	12/30/14	12/30/14	—	12/30/14	12/30/14	12/30/14	—	Diversified
PIMCO REALPATH® 2020 Fund	03/31/08	03/31/08	10/31/11	06/30/08	03/31/08	03/31/08	07/31/08	07/31/08	Diversified
PIMCO REALPATH® 2025 Fund	06/30/11	06/30/11	10/31/11	06/30/11	06/30/11	06/30/11	06/30/11	06/30/11	Diversified
PIMCO REALPATH® 2030 Fund	03/31/08	03/31/08	10/31/11	06/30/08	03/31/08	03/31/08	07/31/08	07/31/08	Diversified
PIMCO REALPATH® 2035 Fund	06/30/11	06/30/11	10/31/11	06/30/11	06/30/11	06/30/11	06/30/11	06/30/11	Diversified
PIMCO REALPATH® 2040 Fund	03/31/08	03/31/08	10/31/11	06/30/08	03/31/08	03/31/08	07/31/08	07/31/08	Diversified
PIMCO REALPATH® 2045 Fund	02/29/12	02/29/12	02/29/12	02/29/12	02/29/12	02/29/12	02/29/12	02/29/12	Diversified
PIMCO REALPATH® 2050 Fund	03/31/08	03/31/08	10/31/11	06/30/08	03/31/08	03/31/08	07/31/08	07/31/08	Diversified
PIMCO REALPATH® 2055 Fund	12/31/14	12/31/14	12/31/14	12/31/14	12/31/14	12/31/14	12/31/14	12/31/14	Diversified
PIMCO REALPATH® Income Fund	03/31/08	03/31/08	10/31/11	06/30/08	03/31/08	03/31/08	07/31/08	07/31/08	Diversified
PIMCO Global Multi-Asset Fund	10/29/08	10/29/08	10/29/08	10/14/11	10/29/08	10/29/08	10/29/08	10/29/08	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

PIMCO Funds file a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of each Fund’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Funds’ website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

6	PIMCO ASSET ALLOCATION FUNDS

PIMCO Multi-Strategy Alternative Fund

Institutional Class - PXAIX	Class A - PXAAX
Class P - PXAPX	Class C - PXACX
Class D - PXADX

Cumulative Returns Through September 30, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Top Holdings as of 09/30/2016†§

PIMCO Credit Absolute Return Fund	26.6%
PIMCO Mortgage Opportunities Fund	20.6%
PIMCO TRENDS Managed Futures Strategy Fund	10.9%
PIMCO EqS® Long/Short Fund	10.1%
PIMCO RAE Worldwide Long/Short PLUS Fund	9.2%
PIMCO Unconstrained Bond Fund	1.0%
†	% of Investments, at value.

§	Top Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Average Annual Total Return for the period ended September 30, 2016
	6 Months*	1 Year	Fund Inception (12/30/14)
PIMCO Multi-Strategy Alternative Fund Institutional	2.64%	3.98%	0.90%
PIMCO Multi-Strategy Alternative Fund Class P	2.63%	4.01%	0.86%
PIMCO Multi-Strategy Alternative Fund Class D	2.48%	3.65%	0.48%
PIMCO Multi-Strategy Alternative Fund Class A	2.45%	3.68%	0.62%
PIMCO Multi-Strategy Alternative Fund Class A (adjusted)	(1.38)%	(0.21)%	(1.55)%
PIMCO Multi-Strategy Alternative Fund Class C	2.02%	2.83%	(0.20)%
PIMCO Multi-Strategy Alternative Fund Class C (adjusted)	1.02%	1.83%	(0.20)%
3 Month USD LIBOR Index	0.32%	0.55%	0.43%
Lipper Alternative Multi-Strategy Funds Average	1.94%	2.11%	(0.10)%	♦

All Fund returns are net of fees and expenses.

* Cumulative return.

♦ Average annual total return since 12/31/2014.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented, are 2.03% for Institutional Class shares, 2.13% for Class P shares, 2.43% for Class D shares, 2.43% for Class A shares and 3.18% for Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO Multi-Strategy Alternative Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances in multiple alternative strategies, which may be represented by a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), Fixed Income Instruments, equity securities, forwards or derivatives, such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private sector entities. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»

Allocations to credit relative value, mortgage relative value and global absolute return fixed income strategies, achieved primarily through the PIMCO Credit Absolute Return Fund, PIMCO Mortgage Opportunities Fund and PIMCO Unconstrained Bond Fund, contributed to performance, as these underlying PIMCO Funds had positive performance.

»

Allocations to equity long/short strategies, achieved primarily through the PIMCO EqS Long/Short Fund and the PIMCO Worldwide Long/Short Fundamental Strategy Fund, contributed to performance, as these underlying PIMCO Funds had positive performance.

»

Allocations to global equity market neutral strategies, via total return swaps that replicate index exposure, contributed to performance, as the RAE Worldwide Fundamental Advantage Index had positive performance.

»	Allocations to a global macro strategy contributed to performance, as this underlying strategy had positive performance.

»

Allocations to managed futures strategies, achieved primarily through the PIMCO TRENDS Managed Futures Strategy Fund, detracted from performance, as this underlying PIMCO Fund had negative performance.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	7

PIMCO REALPATH® 2020 Fund

Institutional Class - PRWIX	Class A - PTYAX
Administrative Class - PFNAX	Class C - PTYCX
Class D - PTYDX

Cumulative Returns Through September 30, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Top 10 Holdings as of 09/30/2016†§

PIMCO Income Fund	12.3%
PIMCO Real Return Fund	10.1%
PIMCO StocksPLUS® Fund	9.9%
PIMCO Real Return Asset Fund	9.5%
PIMCO High Yield Fund	7.7%
PIMCO Long-Term Credit Fund	4.8%
PIMCO Long Duration Total Return Fund	4.8%
PIMCO Total Return Fund	4.7%
PIMCO RealEstateRealReturn Strategy Fund	2.9%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	2.3%
†	% of Investments, at value.

§	Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Average Annual Total Return for the period ended September 30, 2016
	6 Months*	1 Year	5 Years	Fund Inception (03/31/08)
PIMCO REALPATH® 2020 Fund Institutional Class	6.48%	10.18%	4.68%	3.84%
PIMCO REALPATH® 2020 Fund Administrative Class	6.46%	9.92%	4.45%	3.60%
PIMCO REALPATH® 2020 Fund Class D	6.37%	9.62%	4.18%	3.30%
PIMCO REALPATH® 2020 Fund Class A	6.42%	9.70%	4.20%	3.28%
PIMCO REALPATH® 2020 Fund Class A (adjusted)	0.56%	3.66%	3.02%	2.60%
PIMCO REALPATH® 2020 Fund Class C	5.99%	8.91%	3.40%	2.54%
PIMCO REALPATH® 2020 Fund Class C (adjusted)	4.99%	7.91%	3.40%	2.54%
S&P Target Date 2020 Index	4.83%	9.50%	9.05%	5.36%
Real Return Target 2020 Indexª	4.09%	7.63%	4.14%	3.55%
Lipper Mixed-Asset Target 2020 Funds Average	5.00%	8.48%	7.56%	4.46%

All Fund returns are net of fees and expenses.

* Cumulative return.

ª Prior to June 30, 2016, the Fund’s primary benchmark was the Real Return Target 2020 Index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class M, Class P, Administrative Class, Class D, Class A, Class C, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class M, Class P, Administrative Class, Class D, Class A, Class C, and Class R shares, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented, are 1.17% for Institutional Class shares, 1.42% for Administrative Class shares, 1.67% for Class D shares, 1.62% for Class A shares, and 2.42% for Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO REALPATH® 2020 Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, Fixed Income Instruments of varying maturities, equity securities, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The primary difference between PIMCO REALPATH® Funds is their asset allocation, which varies depending on the number of years left until the “self-elected” year of retirement indicated in PIMCO REALPATH® Fund’s name.

The Fund’s long-term asset allocations are based on a “glide path” developed by PIMCO and are based on quantitative and qualitative data relating to various risk metrics, long-term market trends, correlation of asset types and actuarial assumptions of life expectancy and retirement. The glide path changes over time, generally becoming more conservative as the Fund approaches the target date. PIMCO may adjust the Fund’s actual asset allocation exposures from the long-term targets specified by the glide path based on PIMCO’s real-time views of perceived risks and opportunities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	Exposure to U.S. high yield credit benefited absolute performance, as U.S. high yield credit posted positive returns.

»	Exposure to U.S. large market capitalization equities benefited absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to developed ex-U.S. equities benefited absolute performance, as developed ex-U.S. equities posted positive returns.

»	Exposure to emerging market equities benefited absolute performance, as emerging market equities posted positive returns.

»	Exposure to long-term Treasury Inflation-Protected Securities (TIPS) benefited absolute performance, as long-term TIPS posted positive returns.

»	Exposure to long-term Treasuries benefited absolute performance, as long-term Treasuries posted positive returns.

8	PIMCO ASSET ALLOCATION FUNDS

PIMCO REALPATH® 2025 Fund

Institutional Class - PENTX	Class A - PENZX
Administrative Class - PENMX	Class C - PENWX
Class D - PENDX

Cumulative Returns Through September 30, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Top 10 Holdings as of 09/30/2016†§

PIMCO StocksPLUS® Fund	17.2%
PIMCO Real Return Asset Fund	10.1%
PIMCO Income Fund	9.6%
PIMCO High Yield Fund	7.7%
PIMCO Real Return Fund	6.1%
PIMCO Long-Term Credit Fund	5.1%
PIMCO Long Duration Total Return Fund	5.0%
PIMCO RealEstateRealReturn Strategy Fund	3.8%
PIMCO CommodityRealReturn Strategy Fund®	2.0%
PIMCO Total Return Fund	2.0%
†	% of Investments, at value.

§	Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Average Annual Total Return for the period ended September 30, 2016
	6 Months*	1 Year	5 Years	Fund Inception (06/30/11)
PIMCO REALPATH® 2025 Fund Institutional Class	7.01%	11.13%	5.45%	3.84%
PIMCO REALPATH® 2025 Fund Administrative Class	6.87%	10.96%	5.17%	3.58%
PIMCO REALPATH® 2025 Fund Class D	6.77%	10.60%	4.92%	3.33%
PIMCO REALPATH® 2025 Fund Class A	6.76%	10.58%	4.94%	3.35%
PIMCO REALPATH® 2025 Fund Class A (adjusted)	0.94%	4.46%	3.77%	2.24%
PIMCO REALPATH® 2025 Fund Class C	6.30%	9.81%	4.15%	2.56%
PIMCO REALPATH® 2025 Fund Class C (adjusted)	5.30%	8.81%	4.15%	2.56%
S&P Target Date 2025 Index	5.17%	10.14%	9.83%	6.70%
Real Return Target 2025 Indexª	4.32%	7.86%	4.62%	3.39%
Lipper Mixed-Asset Target 2025 Funds Average	5.38%	9.37%	9.13%	6.08%

All Fund returns are net of fees and expenses.

* Cumulative return.

ª Prior to June 30, 2016, the Fund’s primary benchmark was the Real Return Target 2025 Index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented, are 1.21% for Institutional Class shares, 1.46% for Administrative Class shares, 1.71% for Class D shares, 1.66% for Class A shares, and 2.46% for Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO REALPATH® 2025 Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, Fixed Income Instruments of varying maturities, equity securities, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The primary difference between PIMCO REALPATH® Funds is their asset allocation, which varies depending on the number of years left until the “self-elected” year of retirement indicated in PIMCO REALPATH® Fund’s name.

The Fund’s long-term asset allocations are based on a “glide path” developed by PIMCO and are based on quantitative and qualitative data relating to various risk metrics, long-term market trends, correlation of asset types and actuarial assumptions of life expectancy and retirement. The glide path changes over time, generally becoming more conservative as the Fund approaches the target date. PIMCO may adjust the Fund’s actual asset allocation exposures from the long-term targets specified by the glide path based on PIMCO’s real-time views of perceived risks and opportunities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	Exposure to U.S. high yield credit benefited absolute performance, as U.S. high yield credit posted positive returns.

»	Exposure to U.S. large market capitalization equities benefited absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to developed ex-U.S. equities benefited absolute performance, as developed ex-U.S. equities posted positive returns.

»	Exposure to emerging market equities benefited absolute performance, as emerging market equities posted positive returns.

»	Exposure to long-term Treasury Inflation-Protected Securities (TIPS) benefited absolute performance, as long-term TIPS posted positive returns.

»	Exposure to long-term Treasuries benefited absolute performance, as long-term Treasuries posted positive returns.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	9

PIMCO REALPATH® 2030 Fund

Institutional Class - PRLIX	Class A - PEHAX
Administrative Class - PNLAX	Class C - PEHCX
Class D - PEHDX

Cumulative Returns Through September 30, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Top 10 Holdings as of 09/30/2016†§

PIMCO StocksPLUS® Fund	29.5%
PIMCO Income Fund	8.9%
PIMCO Real Return Asset Fund	7.7%
PIMCO High Yield Fund	7.7%
PIMCO RealEstateRealReturn Strategy Fund	5.6%
PIMCO Long Duration Total Return Fund	3.9%
PIMCO Long-Term Credit Fund	3.8%
PIMCO Real Return Fund	2.7%
PIMCO CommodityRealReturn Strategy Fund®	2.0%
PIMCO Total Return Fund	1.2%
†	% of Investments, at value.

§	Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Average Annual Total Return for the period ended September 30, 2016
	6 Months*	1 Year	5 Years	Fund Inception (03/31/08)
PIMCO REALPATH® 2030 Fund Institutional Class	7.20%	11.85%	5.73%	3.82%
PIMCO REALPATH® 2030 Fund Administrative Class	7.20%	11.53%	5.47%	3.57%
PIMCO REALPATH® 2030 Fund Class D	6.98%	11.34%	5.20%	3.27%
PIMCO REALPATH® 2030 Fund Class A	7.00%	11.22%	5.19%	3.25%
PIMCO REALPATH® 2030 Fund Class A (adjusted)	1.10%	5.12%	4.00%	2.57%
PIMCO REALPATH® 2030 Fund Class C	6.63%	10.47%	4.41%	2.51%
PIMCO REALPATH® 2030 Fund Class C (adjusted)	5.63%	9.47%	4.41%	2.51%
S&P Target Date 2030 Index	5.47%	10.70%	10.57%	5.65%
Real Return Target 2030 Indexª	4.68%	8.24%	5.28%	3.33%
Lipper Mixed-Asset Target 2030 Funds Average	6.01%	10.24%	9.42%	4.93%

All Fund returns are net of fees and expenses.

* Cumulative return.

ª Prior to June 30, 2016, the Fund’s primary benchmark was the Real Return Target 2030 Index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class M, Class P, Administrative Class, Class D, Class A, Class C, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class M, Class P, Administrative Class, Class D, Class A, Class C, and Class R shares, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented, are 1.24% for Institutional Class shares, 1.49% for Administrative Class shares, 1.74% for Class D shares, 1.69% for Class A shares, and 2.49% for Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO REALPATH® 2030 Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, Fixed Income Instruments of varying maturities, equity securities, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The primary difference between PIMCO REALPATH® Funds is their asset allocation, which varies depending on the number of years left until the “self-elected” year of retirement indicated in PIMCO REALPATH® Fund’s name.

The Fund’s long-term asset allocations are based on a “glide path” developed by PIMCO and are based on quantitative and qualitative data relating to various risk metrics, long-term market trends, correlation of asset types and actuarial assumptions of life expectancy and retirement. The glide path changes over time, generally becoming more conservative as the Fund approaches the target date. PIMCO may adjust the Fund’s actual asset allocation exposures from the long-term targets specified by the glide path based on PIMCO’s real-time views of perceived risks and opportunities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	Exposure to U.S. high yield credit benefited absolute performance, as U.S. high yield credit posted positive returns.

»	Exposure to U.S. large market capitalization equities benefited absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to developed ex-U.S. equities benefited absolute performance, as developed ex-U.S. equities posted positive returns.

»	Exposure to emerging market equities benefited absolute performance, as emerging market equities posted positive returns.

»	Exposure to long-term Treasury Inflation-Protected Securities (TIPS) benefited absolute performance, as long-term TIPS posted positive returns.

»	Exposure to long-term Treasuries benefited absolute performance, as long-term Treasuries posted positive returns.

10	PIMCO ASSET ALLOCATION FUNDS

PIMCO REALPATH® 2035 Fund

Institutional Class - PIVIX	Class A - PIVAX
Administrative Class - PIVNX	Class C - PIVWX
Class D - PIVDX

Cumulative Returns Through September 30, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Top 10 Holdings as of 09/30/2016†§

PIMCO StocksPLUS® Fund	32.7%
PIMCO Income Fund	7.8%
PIMCO RealEstateRealReturn Strategy Fund	7.5%
PIMCO High Yield Fund	6.8%
PIMCO Real Return Asset Fund	3.1%
PIMCO Long-Term Credit Fund	2.4%
PIMCO Long Duration Total Return Fund	2.3%
PIMCO CommodityRealReturn Strategy Fund®	2.1%
PIMCO Real Return Fund	2.1%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	1.0%
†	% of Investments, at value.

§	Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Average Annual Total Return for the period ended September 30, 2016
	6 Months*	1 Year	5 Years	Fund Inception (06/30/11)
PIMCO REALPATH® 2035 Fund Institutional Class	7.23%	11.98%	6.48%	4.31%
PIMCO REALPATH® 2035 Fund Administrative Class	7.18%	11.78%	6.21%	4.04%
PIMCO REALPATH® 2035 Fund Class D	6.98%	11.47%	5.96%	3.79%
PIMCO REALPATH® 2035 Fund Class A	6.95%	11.40%	5.96%	3.79%
PIMCO REALPATH® 2035 Fund Class A (adjusted)	1.06%	5.30%	4.77%	2.68%
PIMCO REALPATH® 2035 Fund Class C	6.67%	10.66%	5.17%	3.02%
PIMCO REALPATH® 2035 Fund Class C (adjusted)	5.67%	9.66%	5.17%	3.02%
S&P Target Date 2035 Index	5.75%	11.19%	11.14%	7.35%
Real Return Target 2035 Indexª	5.18%	8.80%	5.85%	3.52%
Lipper Mixed-Asset Target 2035 Funds Average	6.18%	10.70%	10.52%	6.75%

All Fund returns are net of fees and expenses.

* Cumulative return.

ª Prior to June 30, 2016, the Fund’s primary benchmark was the Real Return Target 2035 Index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented, are 1.27% for Institutional Class shares, 1.52% for Administrative Class shares, 1.77% for Class D shares, 1.72% for Class A shares, and 2.52% for Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO REALPATH® 2035 Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, Fixed Income Instruments of varying maturities, equity securities, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The primary difference between PIMCO REALPATH® Funds is their asset allocation, which varies depending on the number of years left until the “self-elected” year of retirement indicated in PIMCO REALPATH® Fund’s name.

The Fund’s long-term asset allocations are based on a “glide path” developed by PIMCO and are based on quantitative and qualitative data relating to various risk metrics, long-term market trends, correlation of asset types and actuarial assumptions of life expectancy and retirement. The glide path changes over time, generally becoming more conservative as the Fund approaches the target date. PIMCO may adjust the Fund’s actual asset allocation exposures from the long-term targets specified by the glide path based on PIMCO’s real-time views of perceived risks and opportunities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	Exposure to U.S. high yield credit benefited absolute performance, as U.S. high yield credit posted positive returns.

»	Exposure to U.S. large market capitalization equities benefited absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to developed ex-U.S. equities benefited absolute performance, as developed ex-U.S. equities posted positive returns.

»	Exposure to emerging market equities benefited absolute performance, as emerging market equities posted positive returns.

»	Exposure to U.S. small market capitalization equities benefited absolute performance, as U.S. small market capitalization equities posted positive returns.

»	Exposure to long-term Treasuries benefited absolute performance, as long-term Treasuries posted positive returns.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	11

PIMCO REALPATH® 2040 Fund

Institutional Class - PROIX	Class A - POFAX
Administrative Class - PEOAX	Class C - POFCX
Class D - POFDX

Cumulative Returns Through September 30, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Top 10 Holdings as of 09/30/2016†§

PIMCO StocksPLUS® Fund	34.8%
PIMCO RealEstateRealReturn Strategy Fund	7.9%
PIMCO Income Fund	6.0%
PIMCO High Yield Fund	5.0%
PIMCO CommodityRealReturn Strategy Fund®	2.1%
PIMCO Real Return Asset Fund	2.1%
PIMCO Real Return Fund	2.1%
PIMCO Emerging Local Bond Fund	1.9%
PIMCO Long-Term Credit Fund	1.7%
PIMCO Long Duration Total Return Fund	1.6%
†	% of Investments, at value.

§	Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Average Annual Total Return for the period ended September 30, 2016
	6 Months*	1 Year	5 Years	Fund Inception (03/31/08)
PIMCO REALPATH® 2040 Fund Institutional Class	7.24%	11.60%	6.50%	4.18%
PIMCO REALPATH® 2040 Fund Administrative Class	7.07%	11.28%	6.26%	3.93%
PIMCO REALPATH® 2040 Fund Class D	6.89%	10.99%	6.01%	3.63%
PIMCO REALPATH® 2040 Fund Class A	6.87%	10.97%	6.01%	3.64%
PIMCO REALPATH® 2040 Fund Class A (adjusted)	0.96%	4.80%	4.81%	2.95%
PIMCO REALPATH® 2040 Fund Class C	6.52%	10.07%	5.20%	2.86%
PIMCO REALPATH® 2040 Fund Class C (adjusted)	5.52%	9.07%	5.20%	2.86%
S&P Target Date 2040 Index	5.95%	11.56%	11.55%	5.80%
Real Return Target 2040 Index	5.72%	9.42%	6.74%	3.16%
Lipper Mixed-Asset Target 2040 Funds Average	6.56%	11.12%	10.42%	5.11%

All Fund returns are net of fees and expenses.

* Cumulative return.

Prior to June 30, 2016, the Fund’s primary benchmark was the Real Return Target 2040 Index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class M, Class P, Administrative Class, Class D, Class A, Class C, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class M, Class P, Administrative Class, Class D, Class A, Class C, and Class R shares, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented, are 1.26% for Institutional Class shares, 1.51% for Administrative Class shares, 1.76% for Class D shares, 1.71% for Class A shares, and 2.51% for Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO REALPATH® 2040 Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, Fixed Income Instruments of varying maturities, equity securities, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The primary difference between PIMCO REALPATH® Funds is their asset allocation, which varies depending on the number of years left until the “self-elected” year of retirement indicated in PIMCO REALPATH® Fund’s name.

The Fund’s long-term asset allocations are based on a “glide path” developed by PIMCO and are based on quantitative and qualitative data relating to various risk metrics, long-term market trends, correlation of asset types and actuarial assumptions of life expectancy and retirement. The glide path changes over time, generally becoming more conservative as the Fund approaches the target date. PIMCO may adjust the Fund’s actual asset allocation exposures from the long-term targets specified by the glide path based on PIMCO’s real-time views of perceived risks and opportunities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	Exposure to U.S. high yield credit benefited absolute performance, as U.S. high yield credit posted positive returns.

»	Exposure to U.S. large market capitalization equities benefited absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to developed ex-U.S. equities benefited absolute performance, as developed ex-U.S. equities posted positive returns.

»	Exposure to emerging market equities benefited absolute performance, as emerging market equities posted positive returns.

»	Exposure to U.S. small market capitalization equities benefited absolute performance, as U.S. small market capitalization equities posted positive returns.

»	Exposure to long-term Treasuries benefited absolute performance, as long-term Treasuries posted positive returns.

12	PIMCO ASSET ALLOCATION FUNDS

PIMCO REALPATH® 2045 Fund

Institutional Class - PFZIX	Class A - PFZAX
Administrative Class - PFZMX	Class C - PFZCX
Class D - PFZDX

Cumulative Returns Through September 30, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Top 10 Holdings as of 09/30/2016†§

PIMCO StocksPLUS® Fund	37.0%
PIMCO RealEstateRealReturn Strategy Fund	7.9%
PIMCO Income Fund	4.0%
PIMCO High Yield Fund	2.9%
PIMCO CommodityRealReturn Strategy Fund®	2.1%
PIMCO Real Return Fund	2.0%
PIMCO Real Return Asset Fund	2.0%
PIMCO Emerging Local Bond Fund	2.0%
PIMCO Long-Term Credit Fund	1.5%
PIMCO Long Duration Total Return Fund	1.5%
†	% of Investments, at value.

§	Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Average Annual Total Return for the period ended September 30, 2016
	6 Months*	1 Year	Fund Inception (02/29/12)
PIMCO REALPATH® 2045 Fund Institutional Class	7.14%	11.55%	5.07%
PIMCO REALPATH® 2045 Fund Administrative Class	7.15%	11.27%	4.82%
PIMCO REALPATH® 2045 Fund Class D	7.06%	11.07%	4.58%
PIMCO REALPATH® 2045 Fund Class A	6.93%	11.03%	4.57%
PIMCO REALPATH® 2045 Fund Class A (adjusted)	1.09%	4.96%	3.29%
PIMCO REALPATH® 2045 Fund Class C	6.52%	10.11%	3.76%
PIMCO REALPATH® 2045 Fund Class C (adjusted)	5.52%	9.11%	3.76%
S&P Target Date 2045 Index	6.12%	11.85%	8.74%
Real Return Target 2045 Indexª	6.16%	9.96%	4.79%
Lipper Mixed-Asset Target 2045 Funds Average	6.48%	11.18%	7.87%

All Fund returns are net of fees and expenses.

* Cumulative return.

ª Prior to June 30, 2016, the Fund’s primary benchmark was the Real Return Target 2045 Index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented, are 1.27% for Institutional Class shares, 1.52% for Administrative Class shares, 1.77% for Class D shares, 1.72% for Class A shares, and 2.52% for Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO REALPATH® 2045 Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, Fixed Income Instruments of varying maturities, equity securities, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The primary difference between PIMCO REALPATH® Funds is their asset allocation, which varies depending on the number of years left until the “self-elected” year of retirement indicated in PIMCO REALPATH® Fund’s name.

The Fund’s long-term asset allocations are based on a “glide path” developed by PIMCO and are based on quantitative and qualitative data relating to various risk metrics, long-term market trends, correlation of asset types and actuarial assumptions of life expectancy and retirement. The glide path changes over time, generally becoming more conservative as the Fund approaches the target date. PIMCO may adjust the Fund’s actual asset allocation exposures from the long-term targets specified by the glide path based on PIMCO’s real-time views of perceived risks and opportunities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	Exposure to U.S. high yield credit benefited absolute performance, as U.S. high yield credit posted positive returns.

»	Exposure to U.S. large market capitalization equities benefited absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to developed ex-U.S. equities benefited absolute performance, as developed ex-U.S. equities posted positive returns.

»	Exposure to emerging market equities benefited absolute performance, as emerging market equities posted positive returns.

»	Exposure to U.S. small market capitalization equities benefited absolute performance, as U.S. small market capitalization equities posted positive returns.

»	Exposure to real estate investment trusts (REITs) benefited absolute performance, as REITs posted positive returns.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	13

PIMCO REALPATH® 2050 Fund

Institutional Class - PRMIX	Class A - PFYAX
Administrative Class - POTAX	Class C - PFYCX
Class D - PFYDX

Cumulative Returns Through September 30, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Top 10 Holdings as of 09/30/2016†§

PIMCO StocksPLUS® Fund	38.0%
PIMCO RealEstateRealReturn Strategy Fund	7.9%
PIMCO Income Fund	3.5%
PIMCO High Yield Fund	2.6%
PIMCO Emerging Local Bond Fund	2.1%
PIMCO CommodityRealReturn Strategy Fund®	2.1%
PIMCO Real Return Fund	2.0%
PIMCO Long-Term Credit Fund	1.5%
PIMCO Long Duration Total Return Fund	1.5%
PIMCO Real Return Asset Fund	1.2%
†	% of Investments, at value.

§	Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Average Annual Total Return for the period ended September 30, 2016
	6 Months*	1 Year	5 Years	Fund Inception (03/31/08)
PIMCO REALPATH® 2050 Fund Institutional Class	7.31%	11.83%	6.75%	4.26%
PIMCO REALPATH® 2050 Fund Administrative Class	7.06%	11.52%	6.45%	3.99%
PIMCO REALPATH® 2050 Fund Class D	6.97%	11.31%	6.21%	3.69%
PIMCO REALPATH® 2050 Fund Class A	6.98%	11.18%	6.22%	3.71%
PIMCO REALPATH® 2050 Fund Class A (adjusted)	1.11%	5.05%	5.02%	3.02%
PIMCO REALPATH® 2050 Fund Class C	6.67%	10.35%	5.44%	2.93%
PIMCO REALPATH® 2050 Fund Class C (adjusted)	5.67%	9.35%	5.44%	2.93%
S&P Target Date 2050 Index	6.19%	12.08%	12.13%	5.88%
Real Return Target 2050 Indexª	6.45%	10.40%	7.73%	3.26%
Lipper Mixed-Asset Target 2050 Funds Average	6.83%	11.52%	10.82%	5.31%

All Fund returns are net of fees and expenses.

* Cumulative return.

ª Prior to June 30, 2016, the Fund’s primary benchmark was the Real Return Target 2050 Index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class M, Class P, Administrative Class, Class D, Class A, Class C, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class M, Class P, Administrative Class, Class D, Class A, Class C, and Class R shares, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented, are 1.26% for Institutional Class shares, 1.51% for Administrative Class shares, 1.76% for Class D shares, 1.71% for Class A shares, and 2.51% for Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO REALPATH® 2050 Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, Fixed Income Instruments of varying maturities, equity securities, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The primary difference between PIMCO REALPATH® Funds is their asset allocation, which varies depending on the number of years left until the “self-elected” year of retirement indicated in PIMCO REALPATH® Fund’s name.

The Fund’s long-term asset allocations are based on a “glide path” developed by PIMCO and are based on quantitative and qualitative data relating to various risk metrics, long-term market trends, correlation of asset types and actuarial assumptions of life expectancy and retirement. The glide path changes over time, generally becoming more conservative as the Fund approaches the target date. PIMCO may adjust the Fund’s actual asset allocation exposures from the long-term targets specified by the glide path based on PIMCO’s real-time views of perceived risks and opportunities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	Exposure to U.S. high yield credit benefited absolute performance, as U.S. high yield credit posted positive returns.

»	Exposure to U.S. large market capitalization equities benefited absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to developed ex-U.S. equities benefited absolute performance, as developed ex-U.S. equities posted positive returns.

»	Exposure to emerging market equities benefited absolute performance, as emerging market equities posted positive returns.

»	Exposure to U.S. small market capitalization equities benefited absolute performance, as U.S. small market capitalization equities posted positive returns.

»	Exposure to real estate investment trusts (REITs) benefited absolute performance, as REITs posted positive returns.

14	PIMCO ASSET ALLOCATION FUNDS

PIMCO REALPATH® 2055 Fund

Institutional Class - PRQIX	Class A - PQRAX
Administrative Class - PQRZX	Class C - PQRCX
Class D - PQRDX

Cumulative Returns Through September 30, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Top 10 Holdings as of 09/30/2016†§

PIMCO StocksPLUS® Fund	39.0%
PIMCO RealEstateRealReturn Strategy Fund	8.0%
PIMCO Income Fund	3.6%
PIMCO High Yield Fund	2.5%
PIMCO CommodityRealReturn Strategy Fund®	2.1%
PIMCO Real Return Fund	2.0%
PIMCO Emerging Local Bond Fund	2.0%
PIMCO Long Duration Total Return Fund	1.5%
PIMCO Long-Term Credit Fund	1.5%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	1.0%
†	% of Investments, at value.

§	Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Average Annual Total Return for the period ended September 30, 2016
	6 Months*	1 Year	Fund Inception (12/31/14)
PIMCO REALPATH® 2055 Fund Institutional Class	7.21%	11.90%	1.78%
PIMCO REALPATH® 2055 Fund Administrative Class	7.23%	11.60%	1.57%
PIMCO REALPATH® 2055 Fund Class D	7.02%	11.32%	1.29%
PIMCO REALPATH® 2055 Fund Class A	7.02%	11.30%	1.31%
PIMCO REALPATH® 2055 Fund Class A (adjusted)	1.14%	5.19%	(1.91)%
PIMCO REALPATH® 2055 Fund Class C	6.61%	10.46%	0.50%
PIMCO REALPATH® 2055 Fund Class C (adjusted)	5.61%	9.46%	0.50%
S&P Target Date 2055+ Index	6.28%	12.22%	3.89%
Real Return Target 40+ Indexª	6.68%	10.69%	1.85%
Lipper Mixed-Asset Target 2055+ Funds Average	6.53%	11.39%	2.94%

All Fund returns are net of fees and expenses.

* Cumulative return.

ª Prior to June 30, 2016, the Fund’s primary benchmark was the Real Return Target 40+ Index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented, are 1.26% for Institutional Class shares, 1.51% for Administrative Class shares, 1.76% for Class D shares, 1.71% for Class A shares, and 2.51% for Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO REALPATH® 2055 Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, Fixed Income Instruments of varying maturities, equity securities, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The primary difference between PIMCO REALPATH® Funds is their asset allocation, which varies depending on the number of years left until the “self-elected” year of retirement indicated in PIMCO REALPATH® Fund’s name.

The Fund’s long-term asset allocations are based on a “glide path” developed by PIMCO and are based on quantitative and qualitative data relating to various risk metrics, long-term market trends, correlation of asset types and actuarial assumptions of life expectancy and retirement. The glide path changes over time, generally becoming more conservative as the Fund approaches the target date. PIMCO may adjust the Fund’s actual asset allocation exposures from the long-term targets specified by the glide path based on PIMCO’s real-time views of perceived risks and opportunities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	Exposure to U.S. high yield credit benefited absolute performance, as U.S. high yield credit posted positive returns.

»	Exposure to U.S. large market capitalization equities benefited absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to developed ex-U.S. equities benefited absolute performance, as developed ex-U.S. equities posted positive returns.

»	Exposure to emerging market equities benefited absolute performance, as emerging market equities posted positive returns.

»	Exposure to U.S. small market capitalization equities benefited absolute performance, as U.S. small market capitalization equities posted positive returns.

»	Exposure to real estate investment trusts (REITs) benefited absolute performance, as REITs posted positive returns.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	15

PIMCO REALPATH® Income Fund

Institutional Class - PRIEX	Class A - PTNAX
Administrative Class - PRNAX	Class C - PTNCX
Class D - PTNDX

Cumulative Returns Through September 30, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Top 10 Holdings as of 09/30/2016†§

PIMCO Income Fund	16.8%
PIMCO Real Return Fund	10.1%
PIMCO Total Return Fund	9.1%
PIMCO High Yield Fund	7.6%
PIMCO Real Return Asset Fund	7.1%
PIMCO StocksPLUS® Fund	4.0%
PIMCO Long-Term Credit Fund	3.5%
PIMCO Long Duration Total Return Fund	3.5%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	3.0%
PIMCO CommodityRealReturn Strategy Fund®	2.0%
†	% of Investments, at value.

§	Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Average Annual Total Return for the period ended September 30, 2016
	6 Months*	1 Year	5 Years	Fund Inception (03/31/08)
PIMCO REALPATH® Income Fund Institutional Class	6.47%	10.01%	4.48%	4.44%
PIMCO REALPATH® Income Fund Administrative Class	6.21%	9.60%	4.20%	4.17%
PIMCO REALPATH® Income Fund Class D	6.12%	9.34%	3.95%	3.87%
PIMCO REALPATH® Income Fund Class A	6.12%	9.38%	3.95%	3.88%
PIMCO REALPATH® Income Fund Class A (adjusted)	0.24%	3.39%	2.77%	3.19%
PIMCO REALPATH® Income Fund Class C	5.63%	8.50%	3.16%	3.10%
PIMCO REALPATH® Income Fund Class C (adjusted)	4.63%	7.50%	3.16%	3.10%
S&P Target Date Retirement Income Index	3.55%	7.02%	5.67%	4.23%
Real Return Target Today Indexª	3.99%	7.54%	3.72%	3.67%
Lipper Mixed-Asset Target Today Funds Average	4.37%	7.29%	5.17%	4.12%

All Fund returns are net of fees and expenses.

* Cumulative return.

ª Prior to June 30, 2016, the Fund’s primary benchmark was the Real Return Target Today Index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class M, Class P, Administrative Class, Class D, Class A, Class C, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class M, Class P, Administrative Class, Class D, Class A, Class C, and Class R shares, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented, are 1.13% for Institutional Class shares, 1.38% for Administrative Class shares, 1.63% for Class D shares, 1.58% for Class A shares, and 2.38% for Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO REALPATH® Income Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, Fixed Income Instruments of varying maturities, equity securities, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Unlike the other PIMCO REALPATH® Funds, the Fund does not include a “self-elected” year of retirement in its name because the Fund is managed for shareholders who are retired or about to retire soon and are more focused on preservation of capital and withdrawing portions of their investments.

The Fund’s long-term asset allocations are based on a “glide path” developed by PIMCO and are based on quantitative and qualitative data relating to various risk metrics, long-term market trends, correlation of asset types and actuarial assumptions of life expectancy and retirement. The glide path changes over time, generally becoming more conservative as the Fund approaches the target date. PIMCO may adjust the Fund’s actual asset allocation exposures from the long-term targets specified by the glide path based on PIMCO’s real-time views of perceived risks and opportunities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	Exposure to U.S. high yield credit benefited absolute performance, as U.S. high yield credit posted positive returns.

»	Exposure to U.S. large market capitalization equities benefited absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to developed ex-U.S. equities benefited absolute performance, as developed ex-U.S. equities posted positive returns.

»	Exposure to emerging market equities benefited absolute performance, as emerging market equities posted positive returns.

»	Exposure to core U.S. bonds benefited absolute performance, as core U.S. bonds posted positive returns.

»	Exposure to long-term Treasuries benefited absolute performance, as long-term Treasuries posted positive returns.

16	PIMCO ASSET ALLOCATION FUNDS

PIMCO Global Multi-Asset Fund

Institutional Class - PGAIX	Class A - PGMAX
Class P - PGAPX	Class C - PGMCX
Administrative - PGAAX	Class R - PGMRX
Class D - PGMDX

Cumulative Returns Through September 30, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 09/30/2016†§

U.S. Treasury Obligations	28.6%
Mutual Funds	21.9%
Sovereign Issues	13.2%
Short-Term Instruments‡	13.2%
Exchange-Traded Funds	8.0%
Corporate Bonds & Notes	5.3%
Other	9.8%
†	% of Investments, at value.

‡	Includes Central Funds used for Cash Management Purposes.

§	Allocation Breakdown and % of Investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended September 30, 2016
	6 Months*	1 Year	5 Years	Fund Inception (10/29/08)
PIMCO Global Multi-Asset Fund Institutional Class	5.93%	7.92%	2.79%	5.23%
PIMCO Global Multi-Asset Fund Class P	5.89%	7.78%	2.67%	5.12%
PIMCO Global Multi-Asset Fund Administrative Class	5.83%	7.62%	2.52%	4.92%
PIMCO Global Multi-Asset Fund Class D	5.58%	7.18%	2.16%	4.62%
PIMCO Global Multi-Asset Fund Class A	5.68%	7.28%	2.16%	4.62%
PIMCO Global Multi-Asset Fund Class A (adjusted)	(0.09)%	1.34%	1.02%	4.12%
PIMCO Global Multi-Asset Fund Class C	5.28%	6.40%	1.40%	3.84%
PIMCO Global Multi-Asset Fund Class C (adjusted)	4.28%	5.40%	1.40%	3.84%
PIMCO Global Multi-Asset Fund Class R	5.43%	6.94%	1.91%	4.34%
60% MSCI All Country World Index/40% Bloomberg Barclays Global Aggregate USD Hedged	5.04%	9.99%	8.24%	8.58%
MSCI All Country World Index	6.34%	11.96%	10.63%	10.42%
Lipper Alternative Global Macro Funds Average	3.97%	5.30%	3.80%	5.66%	♦

All Fund returns are net of fees and expenses.

* Cumulative return.

♦ Average annual total return since 10/31/2008.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class M, Class P, Administrative Class, Class D, Class A, Class C, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class M, Class P, Administrative Class, Class D, Class A, Class C, and Class R shares, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented, are 1.30% for Institutional Class shares, 1.40% for Class P shares, 1.55% for Administrative Class shares, 1.75% for Class D shares, 1.75% for Class A shares, 2.50% for Class C shares, and 2.00% for Class R shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO Global Multi-Asset Fund seeks total return which exceeds that of a blend of 60% MSCI All Country World Index/40% Barclays Global Aggregate Index (USD Hedged), by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended, Fixed Income Instruments, equity securities, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	An overweight exposure to securitized debt, specifically, non-agency mortgage-backed securities, added to relative performance, as these securities generally gained value.

»	An overweight to U.K. index-linked gilts added to relative performance, as real yields fell.

»	An overweight exposure to emerging market sovereign bonds added to relative performance, as these securities generally gained value.

»	An overweight exposure to Japanese equities added to relative performance, as these securities generally gained value.

»	An underweight exposure to U.S. equities during the first four months of the reporting period detracted from relative performance, as these securities generally gained value over this time period.

»	An overweight exposure to South Korean equities detracted from relative performance, as these securities generally underperformed global equities.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	17

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2016 to September 30, 2016 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these rows, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/16)	Ending Account Value (09/30/16)	Expenses Paid During Period*	Beginning Account Value (04/01/16)	Ending Account Value (09/30/16)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Multi-Strategy Alternative Fund
Institutional Class	$1,000.00	$1,026.40	$2.26	$1,000.00	$1,023.11	$2.26	0.44%
Class P	1,000.00	1,026.30	2.77	1,000.00	1,022.61	2.77	0.54
Class D	1,000.00	1,024.80	4.31	1,000.00	1,021.08	4.30	0.84
Class A	1,000.00	1,024.50	4.31	1,000.00	1,021.08	4.30	0.84
Class C	1,000.00	1,020.20	8.14	1,000.00	1,017.28	8.13	1.59
PIMCO REALPATH® 2020 Fund
Institutional Class	$1,000.00	$1,064.80	$0.89	$1,000.00	$1,024.48	$0.87	0.17%
Administrative Class	1,000.00	1,064.60	2.20	1,000.00	1,023.21	2.15	0.42
Class D	1,000.00	1,063.70	3.50	1,000.00	1,021.95	3.43	0.67
Class A	1,000.00	1,064.20	3.50	1,000.00	1,021.95	3.43	0.67
Class C	1,000.00	1,059.90	7.41	1,000.00	1,018.15	7.26	1.42
PIMCO REALPATH® 2025 Fund
Institutional Class	$1,000.00	$1,070.10	$1.10	$1,000.00	$1,024.28	$1.08	0.21%
Administrative Class	1,000.00	1,068.70	2.41	1,000.00	1,023.01	2.36	0.46
Class D	1,000.00	1,067.70	3.72	1,000.00	1,021.74	3.64	0.71
Class A	1,000.00	1,067.60	3.72	1,000.00	1,021.74	3.64	0.71
Class C	1,000.00	1,063.00	7.63	1,000.00	1,017.94	7.47	1.46

18	PIMCO ASSET ALLOCATION FUNDS

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/16)	Ending Account Value (09/30/16)	Expenses Paid During Period*	Beginning Account Value (04/01/16)	Ending Account Value (09/30/16)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO REALPATH® 2030 Fund
Institutional Class	$1,000.00	$1,072.00	$1.26	$1,000.00	$1,024.13	$1.23	0.24%
Administrative Class	1,000.00	1,072.00	2.57	1,000.00	1,022.86	2.51	0.49
Class D	1,000.00	1,069.80	3.88	1,000.00	1,021.59	3.79	0.74
Class A	1,000.00	1,070.00	3.88	1,000.00	1,021.59	3.79	0.74
Class C	1,000.00	1,066.30	7.80	1,000.00	1,017.79	7.62	1.49
PIMCO REALPATH® 2035 Fund
Institutional Class	$1,000.00	$1,072.30	$1.47	$1,000.00	$1,023.92	$1.44	0.28%
Administrative Class	1,000.00	1,071.80	2.78	1,000.00	1,022.66	2.72	0.53
Class D	1,000.00	1,069.80	4.09	1,000.00	1,021.39	4.00	0.78
Class A	1,000.00	1,069.50	4.09	1,000.00	1,021.39	4.00	0.78
Class C	1,000.00	1,066.70	8.01	1,000.00	1,017.59	7.82	1.53
PIMCO REALPATH® 2040 Fund
Institutional Class	$1,000.00	$1,072.40	$1.47	$1,000.00	$1,023.92	$1.44	0.28%
Administrative Class	1,000.00	1,070.70	2.78	1,000.00	1,022.66	2.72	0.53
Class D	1,000.00	1,068.90	4.09	1,000.00	1,021.39	4.00	0.78
Class A	1,000.00	1,068.70	4.09	1,000.00	1,021.39	4.00	0.78
Class C	1,000.00	1,065.20	8.01	1,000.00	1,017.59	7.82	1.53
PIMCO REALPATH® 2045 Fund
Institutional Class	$1,000.00	$1,071.40	$1.68	$1,000.00	$1,023.72	$1.64	0.32%
Administrative Class	1,000.00	1,071.50	2.99	1,000.00	1,022.45	2.92	0.57
Class D	1,000.00	1,070.60	4.30	1,000.00	1,021.19	4.20	0.82
Class A	1,000.00	1,069.30	4.30	1,000.00	1,021.19	4.20	0.82
Class C	1,000.00	1,065.20	8.22	1,000.00	1,017.38	8.03	1.57
PIMCO REALPATH® 2050 Fund
Institutional Class	$1,000.00	$1,073.10	$1.68	$1,000.00	$1,023.72	$1.64	0.32%
Administrative Class	1,000.00	1,070.60	2.99	1,000.00	1,022.45	2.92	0.57
Class D	1,000.00	1,069.70	4.30	1,000.00	1,021.19	4.20	0.82
Class A	1,000.00	1,069.80	4.30	1,000.00	1,021.19	4.20	0.82
Class C	1,000.00	1,066.70	8.22	1,000.00	1,017.38	8.03	1.57
PIMCO REALPATH® 2055 Fund
Institutional Class	$1,000.00	$1,072.10	$1.73	$1,000.00	$1,023.67	$1.69	0.33%
Administrative Class	1,000.00	1,072.30	3.05	1,000.00	1,022.40	2.97	0.58
Class D	1,000.00	1,070.20	4.35	1,000.00	1,021.14	4.25	0.83
Class A	1,000.00	1,070.20	4.35	1,000.00	1,021.14	4.25	0.83
Class C	1,000.00	1,066.10	8.27	1,000.00	1,017.33	8.08	1.58
PIMCO REALPATH® Income Fund
Institutional Class	$1,000.00	$1,064.70	$0.73	$1,000.00	$1,024.63	$0.72	0.14%
Administrative Class	1,000.00	1,062.10	2.04	1,000.00	1,023.37	2.00	0.39
Class D	1,000.00	1,061.20	3.34	1,000.00	1,022.10	3.28	0.64
Class A	1,000.00	1,061.20	3.34	1,000.00	1,022.10	3.28	0.64
Class C	1,000.00	1,056.30	7.24	1,000.00	1,018.30	7.11	1.39

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	19

Expense Examples (Cont.)

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/16)	Ending Account Value (09/30/16)	Expenses Paid During Period*	Beginning Account Value (04/01/16)	Ending Account Value (09/30/16)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Global Multi-Asset Fund (Consolidated)
Institutional Class	$1,000.00	$1,059.30	$4.59	$1,000.00	$1,020.88	$4.51	0.88%
Class P	1,000.00	1,058.90	5.11	1,000.00	1,020.38	5.02	0.98
Administrative Class	1,000.00	1,058.30	5.89	1,000.00	1,019.62	5.78	1.13
Class D	1,000.00	1,055.80	7.71	1,000.00	1,017.84	7.57	1.48
Class A	1,000.00	1,056.80	7.71	1,000.00	1,017.84	7.57	1.48
Class C	1,000.00	1,052.80	11.60	1,000.00	1,014.04	11.38	2.23
Class R	1,000.00	1,054.30	9.01	1,000.00	1,016.57	8.84	1.73

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Note 9 in the Notes to Financial Statements.

20	PIMCO ASSET ALLOCATION FUNDS

Benchmark Descriptions

Index*	Description

3 Month USD LIBOR Index	The 3 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

60% MSCI All Country World Index/40% Bloomberg Barclays Global Aggregate USD Hedged	The benchmark is a blend of 60% MSCI All Country World Index/40% Bloomberg Barclays Global Aggregate USD Hedged. The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 46 country indices comprising 23 developed and 23 emerging market country indices. Bloomberg Barclays Global Aggregate (USD Hedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The Index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities.

MSCI All Country World Index	The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 46 country indices comprising 23 developed and 23 emerging market country indices.

Real Return Target 2020 Index

Real Return Target 2025 Index

Real Return Target 2030 Index

Real Return Target 2035 Index

Real Return Target 2040 Index

Real Return Target 2045 Index

Real Return Target 2050 Index

Real Return Target 40+ Index

Real Return Target Today Index

Real Return Target Index Series is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches.

S&P Target Date 2020 Index

S&P Target Date 2025 Index

S&P Target Date 2030 Index

S&P Target Date 2035 Index

S&P Target Date 2040 Index

S&P Target Date 2045 Index

S&P Target Date 2050 Index

S&P Target Date 2055+ Index

S&P Target Date Retirement Income Index

The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a predetermined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

*	It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	21

Financial Highlights

		Investment Operations				Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Multi-Strategy Alternative Fund
Institutional Class
04/01/2016 - 09/30/2016+	$9.72	$0.06		$0.20	$0.26	$(0.05)	$0.00	$0.00	$(0.05)
03/31/2016	10.05	0.28		(0.43)	(0.15)	(0.18)	0.00	0.00	(0.18)
12/30/2014 - 03/31/2015	10.00	0.03		0.02	0.05	0.00	0.00	0.00	0.00
Class P
04/01/2016 - 09/30/2016+	9.72	0.07		0.19	0.26	(0.05)	0.00	0.00	(0.05)
03/31/2016	10.06	0.27		(0.44)	(0.17)	(0.17)	0.00	0.00	(0.17)
12/30/2014 - 03/31/2015	10.00	0.02		0.04	0.06	0.00	0.00	0.00	0.00
Class D
04/01/2016 - 09/30/2016+	9.67	0.04		0.20	0.24	(0.03)	0.00	0.00	(0.03)
03/31/2016	10.04	0.21		(0.41)	(0.20)	(0.17)	0.00	0.00	(0.17)
12/30/2014 - 03/31/2015	10.00	0.01		0.03	0.04	0.00	0.00	0.00	0.00
Class A
04/01/2016 - 09/30/2016+	9.78	0.04		0.20	0.24	(0.03)	0.00	0.00	(0.03)
03/31/2016	10.06	0.17		(0.36)	(0.19)	(0.09)	0.00	0.00	(0.09)
12/30/2014 - 03/31/2015	10.00	0.03		0.03	0.06	0.00	0.00	0.00	0.00
Class C
04/01/2016 - 09/30/2016+	9.65	(0.00	)^	0.19	0.19	(0.00)^	0.00	0.00	(0.00)^
03/31/2016	10.03	0.13		(0.39)	(0.26)	(0.12)	0.00	0.00	(0.12)
12/30/2014 - 03/31/2015	10.00	(0.00	)^	0.03	0.03	0.00	0.00	0.00	0.00

PIMCO REALPATH® 2020 Fund
Institutional Class
04/01/2016 - 09/30/2016+	$7.58	$0.08		$0.41	$0.49	$(0.07)	$0.00	$0.00	$(0.07)
03/31/2016	8.29	0.30		(0.66)	(0.36)	(0.29)	(0.06)	0.00	(0.35)
03/31/2015	8.33	0.39		0.06	0.45	(0.40)	(0.09)	0.00	(0.49)
03/31/2014	8.47	0.25		(0.15)	0.10	(0.23)	0.00	(0.01)	(0.24)
03/31/2013	8.17	0.38		0.35	0.73	(0.38)	0.00	(0.05)	(0.43)
03/31/2012	8.28	0.41		(0.18)	0.23	(0.31)	(0.03)	0.00	(0.34)
Administrative Class
04/01/2016 - 09/30/2016+	7.75	0.08		0.42	0.50	(0.06)	0.00	0.00	(0.06)
03/31/2016	8.47	0.27		(0.66)	(0.39)	(0.27)	(0.06)	0.00	(0.33)
03/31/2015	8.50	0.36		0.08	0.44	(0.38)	(0.09)	0.00	(0.47)
03/31/2014	8.64	0.24		(0.16)	0.08	(0.20)	0.00	(0.02)	(0.22)
03/31/2013	8.31	0.38		0.34	0.72	(0.34)	0.00	(0.05)	(0.39)
03/31/2012	8.42	0.37		(0.16)	0.21	(0.29)	(0.03)	0.00	(0.32)
Class D
04/01/2016 - 09/30/2016+	7.58	0.06		0.42	0.48	(0.05)	0.00	0.00	(0.05)
03/31/2016	8.30	0.27		(0.68)	(0.41)	(0.25)	(0.06)	0.00	(0.31)
03/31/2015	8.34	0.34		0.07	0.41	(0.36)	(0.09)	0.00	(0.45)
03/31/2014	8.49	0.20		(0.15)	0.05	(0.19)	0.00	(0.01)	(0.20)
03/31/2013	8.14	0.32		0.36	0.68	(0.28)	0.00	(0.05)	(0.33)
03/31/2012	8.25	0.28		(0.09)	0.19	(0.27)	(0.03)	0.00	(0.30)
Class A
04/01/2016 - 09/30/2016+	7.55	0.07		0.41	0.48	(0.05)	0.00	0.00	(0.05)
03/31/2016	8.27	0.27		(0.68)	(0.41)	(0.25)	(0.06)	0.00	(0.31)
03/31/2015	8.31	0.33		0.08	0.41	(0.36)	(0.09)	0.00	(0.45)
03/31/2014	8.46	0.21		(0.16)	0.05	(0.19)	0.00	(0.01)	(0.20)
03/31/2013	8.13	0.36		0.32	0.68	(0.30)	0.00	(0.05)	(0.35)
03/31/2012	8.24	0.28		(0.09)	0.19	(0.27)	(0.03)	0.00	(0.30)

22	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense and Dividends on Securities Sold Short		Expenses Excluding Interest Expense, Dividends on Securities Sold Short and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.93	2.64%	$61,736	0.44	%*	1.16	%*	0.43	%*	1.15	%*	1.21	%*	118%
9.72	(1.52)	50,680	0.41		1.15		0.41		1.15		2.84		115
10.05	0.50	17,377	0.36	*	1.79	*	0.36	*	1.79	*	1.02	*	31

9.93	2.63	5,617	0.54	*	1.26	*	0.53	*	1.25	*	1.38	*	118
9.72	(1.68)	44	0.51		1.25		0.51		1.25		2.73		115
10.06	0.60	10	0.46	*	1.89	*	0.46	*	1.89	*	0.68	*	31

9.88	2.48	1,362	0.84	*	1.56	*	0.83	*	1.55	*	0.82	*	118
9.67	(1.99)	1,106	0.81		1.55		0.81		1.55		2.13		115
10.04	0.40	44	0.76	*	2.19	*	0.76	*	2.19	*	0.55	*	31

9.99	2.45	924	0.84	*	1.56	*	0.83	*	1.55	*	0.81	*	118
9.78	(1.91)	643	0.81		1.55		0.81		1.55		1.76		115
10.06	0.60	3,143	0.76	*	2.19	*	0.76	*	2.19	*	1.12	*	31

9.84	2.02	576	1.59	*	2.31	*	1.58	*	2.30	*	(0.00	)*†	118
9.65	(2.62)	566	1.56		2.30		1.56		2.30		1.37		115
10.03	0.30	31	1.51	*	2.94	*	1.51	*	2.94	*	(0.09	)*	31

$8.00	6.48%	$16,250	0.17	%*	0.58	%*	0.17	%*	0.58	%*	2.14	%*	4%
7.58	(4.31)	18,013	0.05	(c)	0.58	(c)	0.05	(c)	0.58	(c)	3.76		75
8.29	5.54	31,576	0.10		0.60		0.10		0.60		4.64		46
8.33	1.22	36,706	0.17	(d)	0.67	(d)	0.17	(d)	0.67	(d)	3.03		38
8.47	9.03	31,921	0.22		0.75		0.22		0.75		4.46		11
8.17	2.93	18,089	0.31		0.75		0.31		0.75		4.95		25

8.19	6.46	15,848	0.42	*	0.83	*	0.42	*	0.83	*	1.87	*	4
7.75	(4.59)	24,908	0.30	(c)	0.83	(c)	0.30	(c)	0.83	(c)	3.39		75
8.47	5.30	59,528	0.35		0.85		0.35		0.85		4.14		46
8.50	0.96	47,488	0.42	(d)	0.92	(d)	0.42	(d)	0.92	(d)	2.79		38
8.64	8.74	41,461	0.47		1.00		0.47		1.00		4.41		11
8.31	2.69	17,612	0.56		1.00		0.56		1.00		4.44		25

8.01	6.37	1,149	0.67	*	1.08	*	0.67	*	1.08	*	1.64	*	4
7.58	(4.92)	1,801	0.55	(c)	1.08	(c)	0.55	(c)	1.08	(c)	3.41		75
8.30	5.04	3,273	0.60		1.10		0.60		1.10		3.97		46
8.34	0.62	3,356	0.67	(d)	1.17	(d)	0.67	(d)	1.17	(d)	2.39		38
8.49	8.51	3,668	0.72		1.25		0.72		1.25		3.77		11
8.14	2.46	2,600	0.82	(e)	1.26	(e)	0.82	(e)	1.26	(e)	3.43		25

7.98	6.42	7,377	0.67	*	1.08	*	0.67	*	1.08	*	1.65	*	4
7.55	(4.91)	6,943	0.55	(c)	1.08	(c)	0.55	(c)	1.08	(c)	3.42		75
8.27	5.06	8,445	0.60		1.10		0.60		1.10		3.93		46
8.31	0.63	8,731	0.67	(d)	1.17	(d)	0.67	(d)	1.17	(d)	2.57		38
8.46	8.47	8,028	0.72		1.25		0.72		1.25		4.24		11
8.13	2.48	3,077	0.82	(e)	1.26	(e)	0.82	(e)	1.26	(e)	3.48		25

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	23

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO REALPATH® 2020 Fund (Cont.)
Class C
04/01/2016 - 09/30/2016+	$7.60	$0.04	$0.41	$0.45	$(0.02)	$0.00	$0.00	$(0.02)
03/31/2016	8.33	0.21	(0.68)	(0.47)	(0.20)	(0.06)	0.00	(0.26)
03/31/2015	8.37	0.27	0.08	0.35	(0.30)	(0.09)	0.00	(0.39)
03/31/2014	8.52	0.16	(0.17)	(0.01)	(0.13)	0.00	(0.01)	(0.14)
03/31/2013	8.12	0.25	0.37	0.62	(0.17)	0.00	(0.05)	(0.22)
03/31/2012	8.23	0.21	(0.08)	0.13	(0.21)	(0.03)	0.00	(0.24)

PIMCO REALPATH® 2025 Fund
Institutional Class
04/01/2016 - 09/30/2016+	$9.17	$0.10	$0.54	$0.64	$(0.08)	$0.00	$0.00	$(0.08)
03/31/2016	10.01	0.36	(0.85)	(0.49)	(0.35)	0.00	0.00	(0.35)
03/31/2015	10.19	0.55	0.01	0.56	(0.54)	(0.16)	(0.04)	(0.74)
03/31/2014	10.29	0.34	(0.12)	0.22	(0.32)	0.00	0.00	(0.32)
03/31/2013	9.87	0.47	0.46	0.93	(0.48)	0.00	(0.03)	(0.51)
06/30/2011 - 03/31/2012	10.00	0.50	(0.39)	0.11	(0.24)	0.00	0.00	(0.24)
Administrative Class
04/01/2016 - 09/30/2016+	9.17	0.08	0.55	0.63	(0.07)	0.00	0.00	(0.07)
03/31/2016	10.01	0.34	(0.86)	(0.52)	(0.32)	0.00	0.00	(0.32)
03/31/2015	10.19	0.49	0.05	0.54	(0.52)	(0.16)	(0.04)	(0.72)
03/31/2014	10.29	0.32	(0.13)	0.19	(0.29)	0.00	0.00	(0.29)
03/31/2013	9.85	0.49	0.42	0.91	(0.44)	0.00	(0.03)	(0.47)
06/30/2011 - 03/31/2012	10.00	0.33	(0.24)	0.09	(0.24)	0.00	0.00	(0.24)
Class D
04/01/2016 - 09/30/2016+	9.18	0.07	0.55	0.62	(0.06)	0.00	0.00	(0.06)
03/31/2016	10.02	0.28	(0.83)	(0.55)	(0.29)	0.00	0.00	(0.29)
03/31/2015	10.20	0.46	0.05	0.51	(0.49)	(0.16)	(0.04)	(0.69)
03/31/2014	10.30	0.29	(0.12)	0.17	(0.27)	0.00	0.00	(0.27)
03/31/2013	9.84	0.47	0.42	0.89	(0.40)	0.00	(0.03)	(0.43)
06/30/2011 - 03/31/2012	10.00	0.34	(0.27)	0.07	(0.23)	0.00	0.00	(0.23)
Class A
04/01/2016 - 09/30/2016+	9.19	0.07	0.55	0.62	(0.06)	0.00	0.00	(0.06)
03/31/2016	10.04	0.32	(0.87)	(0.55)	(0.30)	0.00	0.00	(0.30)
03/31/2015	10.21	0.43	0.09	0.52	(0.49)	(0.16)	(0.04)	(0.69)
03/31/2014	10.31	0.30	(0.13)	0.17	(0.27)	0.00	0.00	(0.27)
03/31/2013	9.85	0.51	0.38	0.89	(0.40)	0.00	(0.03)	(0.43)
06/30/2011 - 03/31/2012	10.00	0.21	(0.13)	0.08	(0.23)	0.00	0.00	(0.23)
Class C
04/01/2016 - 09/30/2016+	9.18	0.03	0.55	0.58	(0.03)	0.00	0.00	(0.03)
03/31/2016	10.03	0.25	(0.87)	(0.62)	(0.23)	0.00	0.00	(0.23)
03/31/2015	10.21	0.40	0.04	0.44	(0.42)	(0.16)	(0.04)	(0.62)
03/31/2014	10.32	0.23	(0.13)	0.10	(0.21)	0.00	0.00	(0.21)
03/31/2013	9.82	0.31	0.49	0.80	(0.27)	0.00	(0.03)	(0.30)
06/30/2011 - 03/31/2012	10.00	0.30	(0.28)	0.02	(0.20)	0.00	0.00	(0.20)

PIMCO REALPATH® 2030 Fund
Institutional Class
04/01/2016 - 09/30/2016+	$7.23	$0.07	$0.45	$0.52	$(0.05)	$0.00	$0.00	$(0.05)
03/31/2016	7.95	0.31	(0.74)	(0.43)	(0.29)	0.00	0.00	(0.29)
03/31/2015	8.06	0.47	(0.01)	0.46	(0.46)	(0.11)	0.00	(0.57)
03/31/2014	8.06	0.29	(0.02)	0.27	(0.27)	0.00	0.00	(0.27)
03/31/2013	7.68	0.42	0.40	0.82	(0.37)	0.00	(0.07)	(0.44)
03/31/2012	7.93	0.43	(0.34)	0.09	(0.32)	(0.02)	0.00	(0.34)

24	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense and Dividends on Securities Sold Short		Expenses Excluding Interest Expense, Dividends on Securities Sold Short and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$8.03	5.99%	$2,557	1.42	%*	1.83	%*	1.42	%*	1.83	%*	0.89	%*	4%
7.60	(5.63)	2,938	1.30	(c)	1.83	(c)	1.30	(c)	1.83	(c)	2.65		75
8.33	4.26	3,488	1.35		1.85		1.35		1.85		3.19		46
8.37	(0.04)	3,503	1.42	(d)	1.92	(d)	1.42	(d)	1.92	(d)	1.96		38
8.52	7.66	2,112	1.47		2.00		1.47		2.00		3.01		11
8.12	1.72	1,122	1.57	(e)	2.01	(e)	1.57	(e)	2.01	(e)	2.60		25

$9.73	7.01%	$13,078	0.21	%*	0.60	%*	0.21	%*	0.60	%*	1.98	%*	3%
9.17	(4.91)	13,757	0.06	(f)	0.60	(f)	0.06	(f)	0.60	(f)	3.82		88
10.01	5.67	24,909	0.12		0.63		0.12		0.63		5.29		42
10.19	2.21	28,681	0.16	(g)	0.69	(g)	0.16	(g)	0.69	(g)	3.37		29
10.29	9.60	23,011	0.19		0.75		0.19		0.75		4.60		9
9.87	1.20	10,159	0.26	*	0.95	*	0.26	*	0.95	*	6.82	*	27

9.73	6.87	20,461	0.46	*	0.85	*	0.46	*	0.85	*	1.68	*	3
9.17	(5.14)	32,867	0.31	(f)	0.85	(f)	0.31	(f)	0.85	(f)	3.63		88
10.01	5.42	56,789	0.37		0.88		0.37		0.88		4.80		42
10.19	1.97	43,186	0.41	(g)	0.94	(g)	0.41	(g)	0.94	(g)	3.12		29
10.29	9.36	39,958	0.44		1.00		0.44		1.00		4.80		9
9.85	0.95	12,019	0.51	*	1.20	*	0.51	*	1.20	*	4.49	*	27

9.74	6.77	541	0.71	*	1.10	*	0.71	*	1.10	*	1.47	*	3
9.18	(5.47)	627	0.56	(f)	1.10	(f)	0.56	(f)	1.10	(f)	2.89		88
10.02	5.16	2,426	0.62		1.13		0.62		1.13		4.50		42
10.20	1.75	2,693	0.66	(g)	1.19	(g)	0.66	(g)	1.19	(g)	2.84		29
10.30	9.15	1,891	0.69		1.25		0.69		1.25		4.59		9
9.84	0.76	311	0.76	*	1.45	*	0.76	*	1.45	*	4.59	*	27

9.75	6.76	2,073	0.71	*	1.10	*	0.71	*	1.10	*	1.48	*	3
9.19	(5.46)	1,960	0.56	(f)	1.10	(f)	0.56	(f)	1.10	(f)	3.41		88
10.04	5.23	2,333	0.62		1.13		0.62		1.13		4.12		42
10.21	1.74	3,610	0.66	(g)	1.19	(g)	0.66	(g)	1.19	(g)	2.95		29
10.31	9.12	2,571	0.69		1.25		0.69		1.25		5.06		9
9.85	0.82	579	0.76	*	1.45	*	0.76	*	1.45	*	2.83	*	27

9.73	6.30	721	1.46	*	1.85	*	1.46	*	1.85	*	0.73	*	3
9.18	(6.14)	744	1.31	(f)	1.85	(f)	1.31	(f)	1.85	(f)	2.67		88
10.03	4.44	917	1.37		1.88		1.37		1.88		3.90		42
10.21	0.99	775	1.41	(g)	1.94	(g)	1.41	(g)	1.94	(g)	2.26		29
10.32	8.28	328	1.44		2.00		1.44		2.00		3.03		9
9.82	0.23	48	1.51	*	2.20	*	1.51	*	2.20	*	4.08	*	27

$7.70	7.20%	$21,211	0.24	%*	0.63	%*	0.24	%*	0.63	%*	1.82	%*	3%
7.23	(5.40)	22,798	0.09	(h)	0.63	(h)	0.09	(h)	0.63	(h)	4.12		98
7.95	5.81	40,969	0.13		0.65		0.13		0.65		5.73		43
8.06	3.50	40,591	0.18	(i)	0.72	(i)	0.18	(i)	0.72	(i)	3.62		29
8.06	10.83	28,693	0.23		0.80		0.23		0.80		5.23		3
7.68	1.33	10,070	0.35		0.80		0.35		0.80		5.64		21

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	25

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO REALPATH® 2030 Fund (Cont.)
Administrative Class
04/01/2016 - 09/30/2016+	$7.23	$0.06	$0.46	$0.52	$(0.04)	$0.00	$0.00	$(0.04)
03/31/2016	7.96	0.29	(0.75)	(0.46)	(0.27)	0.00	0.00	(0.27)
03/31/2015	8.07	0.43	0.01	0.44	(0.44)	(0.11)	0.00	(0.55)
03/31/2014	8.07	0.27	(0.02)	0.25	(0.25)	0.00	0.00	(0.25)
03/31/2013	7.68	0.39	0.40	0.79	(0.33)	0.00	(0.07)	(0.40)
03/31/2012	7.93	0.45	(0.37)	0.08	(0.31)	(0.02)	0.00	(0.33)
Class D
04/01/2016 - 09/30/2016+	7.22	0.05	0.45	0.50	(0.03)	0.00	0.00	(0.03)
03/31/2016	7.94	0.27	(0.74)	(0.47)	(0.25)	0.00	0.00	(0.25)
03/31/2015	8.05	0.41	0.01	0.42	(0.42)	(0.11)	0.00	(0.53)
03/31/2014	8.05	0.23	0.00	0.23	(0.23)	0.00	0.00	(0.23)
03/31/2013	7.63	0.34	0.43	0.77	(0.28)	0.00	(0.07)	(0.35)
03/31/2012	7.89	0.35	(0.30)	0.05	(0.29)	(0.02)	0.00	(0.31)
Class A
04/01/2016 - 09/30/2016+	7.19	0.05	0.45	0.50	(0.03)	0.00	0.00	(0.03)
03/31/2016	7.92	0.27	(0.75)	(0.48)	(0.25)	0.00	0.00	(0.25)
03/31/2015	8.03	0.37	0.05	0.42	(0.42)	(0.11)	0.00	(0.53)
03/31/2014	8.03	0.25	(0.01)	0.24	(0.24)	0.00	0.00	(0.24)
03/31/2013	7.63	0.40	0.37	0.77	(0.30)	0.00	(0.07)	(0.37)
03/31/2012	7.89	0.32	(0.27)	0.05	(0.29)	(0.02)	0.00	(0.31)
Class C
04/01/2016 - 09/30/2016+	7.24	0.02	0.46	0.48	(0.01)	0.00	0.00	(0.01)
03/31/2016	7.98	0.23	(0.77)	(0.54)	(0.20)	0.00	0.00	(0.20)
03/31/2015	8.09	0.35	0.01	0.36	(0.36)	(0.11)	0.00	(0.47)
03/31/2014	8.10	0.23	(0.05)	0.18	(0.19)	0.00	0.00	(0.19)
03/31/2013	7.59	0.24	0.46	0.70	(0.12)	0.00	(0.07)	(0.19)
03/31/2012	7.84	0.26	(0.26)	0.00	(0.23)	(0.02)	0.00	(0.25)

PIMCO REALPATH® 2035 Fund
Institutional Class
04/01/2016 - 09/30/2016+	$9.12	$0.07	$0.59	$0.66	$(0.06)	$0.00	$0.00	$(0.06)
03/31/2016	10.18	0.38	(1.03)	(0.65)	(0.35)	(0.06)	0.00	(0.41)
03/31/2015	10.28	0.59	0.04	0.63	(0.61)	(0.12)	0.00	(0.73)
03/31/2014	10.23	0.39	0.04	0.43	(0.38)	0.00	0.00	(0.38)
03/31/2013	9.68	0.59	0.53	1.12	(0.52)	0.00	(0.05)	(0.57)
06/30/2011 - 03/31/2012	10.00	0.58	(0.57)	0.01	(0.33)	0.00	0.00	(0.33)
Administrative Class
04/01/2016 - 09/30/2016+	9.11	0.06	0.59	0.65	(0.04)	0.00	0.00	(0.04)
03/31/2016	10.18	0.35	(1.03)	(0.68)	(0.33)	(0.06)	0.00	(0.39)
03/31/2015	10.28	0.56	0.05	0.61	(0.59)	(0.12)	0.00	(0.71)
03/31/2014	10.23	0.39	0.02	0.41	(0.36)	0.00	0.00	(0.36)
03/31/2013	9.67	0.51	0.57	1.08	(0.47)	0.00	(0.05)	(0.52)
06/30/2011 - 03/31/2012	10.00	0.38	(0.39)	(0.01)	(0.32)	0.00	0.00	(0.32)
Class D
04/01/2016 - 09/30/2016+	9.11	0.05	0.58	0.63	(0.03)	0.00	0.00	(0.03)
03/31/2016	10.17	0.31	(1.01)	(0.70)	(0.30)	(0.06)	0.00	(0.36)
03/31/2015	10.27	0.51	0.07	0.58	(0.56)	(0.12)	0.00	(0.68)
03/31/2014	10.24	0.31	0.06	0.37	(0.34)	0.00	0.00	(0.34)
03/31/2013	9.66	0.54	0.54	1.08	(0.45)	0.00	(0.05)	(0.50)
06/30/2011 - 03/31/2012	10.00	0.42	(0.45)	(0.03)	(0.31)	0.00	0.00	(0.31)

26	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense and Dividends on Securities Sold Short		Expenses Excluding Interest Expense, Dividends on Securities Sold Short and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$7.71	7.20%	$21,582	0.49	%*	0.88	%*	0.49	%*	0.88	%*	1.51	%*	3%
7.23	(5.77)	35,622	0.34	(h)	0.88	(h)	0.34	(h)	0.88	(h)	3.81		98
7.96	5.55	74,835	0.38		0.90		0.38		0.90		5.23		43
8.07	3.26	61,245	0.43	(i)	0.97	(i)	0.43	(i)	0.97	(i)	3.43		29
8.07	10.49	49,990	0.48		1.05		0.48		1.05		4.86		3
7.68	1.15	16,505	0.60		1.05		0.60		1.05		5.84		21

7.69	6.98	1,438	0.74	*	1.13	*	0.74	*	1.13	*	1.33	*	3
7.22	(5.88)	1,411	0.59	(h)	1.13	(h)	0.59	(h)	1.13	(h)	3.60		98
7.94	5.31	2,995	0.63		1.15		0.63		1.15		5.06		43
8.05	3.01	3,166	0.68	(i)	1.22	(i)	0.68	(i)	1.22	(i)	2.86		29
8.05	10.26	3,231	0.73		1.30		0.73		1.30		4.27		3
7.63	0.77	2,250	0.86	(e)	1.31	(e)	0.86	(e)	1.31	(e)	4.50		21

7.66	7.00	4,408	0.74	*	1.13	*	0.74	*	1.13	*	1.31	*	3
7.19	(6.01)	4,990	0.59	(h)	1.13	(h)	0.59	(h)	1.13	(h)	3.67		98
7.92	5.31	6,259	0.63		1.15		0.63		1.15		4.53		43
8.03	3.03	8,862	0.68	(i)	1.22	(i)	0.68	(i)	1.22	(i)	3.20		29
8.03	10.28	7,599	0.73		1.30		0.73		1.30		5.10		3
7.63	0.78	2,186	0.86	(e)	1.31	(e)	0.86	(e)	1.31	(e)	4.20		21

7.71	6.63	2,487	1.49	*	1.88	*	1.49	*	1.88	*	0.57	*	3
7.24	(6.71)	2,782	1.34	(h)	1.88	(h)	1.34	(h)	1.88	(h)	3.05		98
7.98	4.58	2,786	1.38		1.90		1.38		1.90		4.25		43
8.09	2.25	2,072	1.43	(i)	1.97	(i)	1.43	(i)	1.97	(i)	2.87		29
8.10	9.36	1,136	1.48		2.05		1.48		2.05		3.02		3
7.59	0.16	1,386	1.61	(e)	2.06	(e)	1.61	(e)	2.06	(e)	3.44		21

$9.72	7.23%	$18,756	0.28	%*	0.65	%*	0.28	%*	0.65	%*	1.57	%*	5%
9.12	(6.33)	20,573	0.11		0.65		0.11		0.65		3.99		115
10.18	6.27	30,191	0.13		0.65		0.13		0.65		5.68		38
10.28	4.34	30,832	0.17	(i)	0.72	(i)	0.17	(i)	0.72	(i)	3.89		30
10.23	11.81	24,627	0.22		0.80		0.22		0.80		5.90		3
9.68	0.22	8,282	0.31	*	1.05	*	0.31	*	1.05	*	8.06	*	29

9.72	7.18	14,739	0.53	*	0.90	*	0.53	*	0.90	*	1.22	*	5
9.11	(6.67)	28,861	0.36		0.90		0.36		0.90		3.67		115
10.18	6.03	55,489	0.38		0.90		0.38		0.90		5.32		38
10.28	4.10	37,683	0.42	(i)	0.97	(i)	0.42	(i)	0.97	(i)	3.81		30
10.23	11.45	31,532	0.47		1.05		0.47		1.05		5.08		3
9.67	0.07	10,448	0.56	*	1.30	*	0.56	*	1.30	*	5.33	*	29

9.71	6.98	485	0.78	*	1.15	*	0.78	*	1.15	*	1.04	*	5
9.11	(6.80)	728	0.61		1.15		0.61		1.15		3.30		115
10.17	5.74	1,168	0.63		1.15		0.63		1.15		4.93		38
10.27	3.72	1,304	0.67	(i)	1.22	(i)	0.67	(i)	1.22	(i)	3.09		30
10.24	11.36	798	0.72		1.30		0.72		1.30		5.37		3
9.66	(0.17)	108	0.81	*	1.55	*	0.81	*	1.55	*	5.78	*	29

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	27

Financial Highlights (Cont.)

		Investment Operations				Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO REALPATH® 2035 Fund (Cont.)
Class A
04/01/2016 - 09/30/2016+	$9.10	$0.06		$0.57	$0.63	$(0.04)	$0.00	$0.00	$(0.04)
03/31/2016	10.16	0.33		(1.03)	(0.70)	(0.30)	(0.06)	0.00	(0.36)
03/31/2015	10.27	0.46		0.11	0.57	(0.56)	(0.12)	0.00	(0.68)
03/31/2014	10.23	0.35		0.03	0.38	(0.34)	0.00	0.00	(0.34)
03/31/2013	9.67	0.69		0.38	1.07	(0.46)	0.00	(0.05)	(0.51)
06/30/2011 - 03/31/2012	10.00	0.35		(0.37)	(0.02)	(0.31)	0.00	0.00	(0.31)
Class C
04/01/2016 - 09/30/2016+	9.15	0.02		0.59	0.61	(0.01)	0.00	0.00	(0.01)
03/31/2016	10.23	0.26		(1.03)	(0.77)	(0.25)	(0.06)	0.00	(0.31)
03/31/2015	10.33	0.44		0.07	0.51	(0.49)	(0.12)	0.00	(0.61)
03/31/2014	10.31	0.38		(0.08)	0.30	(0.28)	0.00	0.00	(0.28)
03/31/2013	9.63	0.41		0.58	0.99	(0.26)	0.00	(0.05)	(0.31)
06/30/2011 - 03/31/2012	10.00	0.40		(0.48)	(0.08)	(0.29)	0.00	0.00	(0.29)

PIMCO REALPATH® 2040 Fund
Institutional Class
04/01/2016 - 09/30/2016+	$7.03	$0.05		$0.46	$0.51	$(0.04)	$0.00	$0.00	$(0.04)
03/31/2016	7.94	0.29		(0.85)	(0.56)	(0.26)	(0.09)	0.00	(0.35)
03/31/2015	7.98	0.47		0.01	0.48	(0.49)	(0.03)	0.00	(0.52)
03/31/2014	7.91	0.31		0.06	0.37	(0.27)	0.00	(0.03)	(0.30)
03/31/2013	7.48	0.50		0.42	0.92	(0.42)	0.00	(0.07)	(0.49)
03/31/2012	7.84	0.51		(0.46)	0.05	(0.39)	(0.02)	0.00	(0.41)
Administrative Class
04/01/2016 - 09/30/2016+	7.03	0.04		0.46	0.50	(0.03)	0.00	0.00	(0.03)
03/31/2016	7.94	0.25		(0.83)	(0.58)	(0.24)	(0.09)	0.00	(0.33)
03/31/2015	7.97	0.44		0.03	0.47	(0.47)	(0.03)	0.00	(0.50)
03/31/2014	7.91	0.31		0.03	0.34	(0.25)	0.00	(0.03)	(0.28)
03/31/2013	7.46	0.39		0.51	0.90	(0.38)	0.00	(0.07)	(0.45)
03/31/2012	7.83	0.63		(0.61)	0.02	(0.37)	(0.02)	0.00	(0.39)
Class D
04/01/2016 - 09/30/2016+	7.01	0.03		0.45	0.48	(0.02)	0.00	0.00	(0.02)
03/31/2016	7.92	0.23		(0.82)	(0.59)	(0.23)	(0.09)	0.00	(0.32)
03/31/2015	7.96	0.42		0.02	0.44	(0.45)	(0.03)	0.00	(0.48)
03/31/2014	7.89	0.25		0.08	0.33	(0.23)	0.00	(0.03)	(0.26)
03/31/2013	7.43	0.40		0.47	0.87	(0.34)	0.00	(0.07)	(0.41)
03/31/2012	7.79	0.41		(0.40)	0.01	(0.35)	(0.02)	0.00	(0.37)
Class A
04/01/2016 - 09/30/2016+	7.00	0.03		0.45	0.48	(0.02)	0.00	0.00	(0.02)
03/31/2016	7.90	0.25		(0.83)	(0.58)	(0.23)	(0.09)	0.00	(0.32)
03/31/2015	7.94	0.39		0.05	0.44	(0.45)	(0.03)	0.00	(0.48)
03/31/2014	7.88	0.29		0.04	0.33	(0.24)	0.00	(0.03)	(0.27)
03/31/2013	7.42	0.39		0.49	0.88	(0.35)	0.00	(0.07)	(0.42)
03/31/2012	7.78	0.37		(0.36)	0.01	(0.35)	(0.02)	0.00	(0.37)
Class C
04/01/2016 - 09/30/2016+	6.95	0.00	^	0.45	0.45	(0.00)^	0.00	0.00	(0.00)^
03/31/2016	7.87	0.19		(0.84)	(0.65)	(0.18)	(0.09)	0.00	(0.27)
03/31/2015	7.92	0.37		0.00	0.37	(0.39)	(0.03)	0.00	(0.42)
03/31/2014	7.86	0.28		0.00	0.28	(0.19)	0.00	(0.03)	(0.22)
03/31/2013	7.37	0.33		0.48	0.81	(0.25)	0.00	(0.07)	(0.32)
03/31/2012	7.74	0.39		(0.44)	(0.05)	(0.30)	(0.02)	0.00	(0.32)

28	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense and Dividends on Securities Sold Short		Expenses Excluding Interest Expense, Dividends on Securities Sold Short and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.69	6.95%	$2,223	0.78	%*	1.15	%*	0.78	%*	1.15	%*	1.19	%*	5%
9.10	(6.80)	1,295	0.61		1.15		0.61		1.15		3.43		115
10.16	5.65	1,553	0.63		1.15		0.63		1.15		4.39		38
10.27	3.79	2,485	0.67	(i)	1.22	(i)	0.67	(i)	1.22	(i)	3.43		30
10.23	11.30	1,627	0.72		1.30		0.72		1.30		6.88		3
9.67	(0.08)	41	0.81	*	1.55	*	0.81	*	1.55	*	4.89	*	29

9.75	6.67	397	1.53	*	1.90	*	1.53	*	1.90	*	0.34	*	5
9.15	(7.53)	317	1.36		1.90		1.36		1.90		2.76		115
10.23	4.99	305	1.38		1.90		1.38		1.90		4.16		38
10.33	2.95	295	1.42	(i)	1.97	(i)	1.42	(i)	1.97	(i)	3.77		30
10.31	10.45	104	1.47		2.05		1.47		2.05		4.15		3
9.63	(0.71)	74	1.56	*	2.30	*	1.56	*	2.30	*	5.53	*	29

$7.50	7.24%	$31,416	0.28	%*	0.65	%*	0.28	%*	0.65	%*	1.39	%*	3%
7.03	(7.06)	30,082	0.11	(j)	0.65	(j)	0.11	(j)	0.65	(j)	3.90		117
7.94	6.15	46,068	0.14		0.67		0.14		0.67		5.73		35
7.98	4.86	47,233	0.22	(k)	0.76	(k)	0.22	(k)	0.76	(k)	3.95		34
7.91	12.59	32,834	0.27		0.85		0.27		0.85		6.47		3
7.48	0.75	7,563	0.37		0.85		0.37		0.85		6.75		47

7.50	7.07	11,673	0.53	*	0.90	*	0.53	*	0.90	*	1.03	*	3
7.03	(7.31)	23,893	0.36	(j)	0.90	(j)	0.36	(j)	0.90	(j)	3.38		117
7.94	6.03	52,118	0.39		0.92		0.39		0.92		5.45		35
7.97	4.49	44,126	0.47	(k)	1.01	(k)	0.47	(k)	1.01	(k)	3.92		34
7.91	12.32	34,566	0.52		1.10		0.52		1.10		5.12		3
7.46	0.44	20,794	0.62		1.10		0.62		1.10		8.54		47

7.47	6.89	1,715	0.78	*	1.15	*	0.78	*	1.15	*	0.90	*	3
7.01	(7.52)	2,159	0.61	(j)	1.15	(j)	0.61	(j)	1.15	(j)	3.16		117
7.92	5.66	2,220	0.64		1.17		0.64		1.17		5.25		35
7.96	4.35	2,155	0.72	(k)	1.26	(k)	0.72	(k)	1.26	(k)	3.23		34
7.89	11.96	2,436	0.77		1.35		0.77		1.35		5.18		3
7.43	0.34	1,664	0.88	(e)	1.36	(e)	0.88	(e)	1.36	(e)	5.43		47

7.46	6.87	3,696	0.78	*	1.15	*	0.78	*	1.15	*	0.85	*	3
7.00	(7.40)	4,880	0.61	(j)	1.15	(j)	0.61	(j)	1.15	(j)	3.40		117
7.90	5.66	5,484	0.64		1.17		0.64		1.17		4.87		35
7.94	4.28	6,507	0.72	(k)	1.26	(k)	0.72	(k)	1.26	(k)	3.77		34
7.88	12.08	4,171	0.77		1.35		0.77		1.35		5.13		3
7.42	0.29	1,840	0.88	(e)	1.36	(e)	0.88	(e)	1.36	(e)	5.01		47

7.40	6.52	1,257	1.53	*	1.90	*	1.53	*	1.90	*	0.13	*	3
6.95	(8.22)	1,216	1.36	(j)	1.90	(j)	1.36	(j)	1.90	(j)	2.63		117
7.87	4.86	1,625	1.39		1.92		1.39		1.92		4.66		35
7.92	3.65	1,332	1.47	(k)	2.01	(k)	1.47	(k)	2.01	(k)	3.64		34
7.86	11.14	509	1.52		2.10		1.52		2.10		4.33		3
7.37	(0.46)	211	1.63	(e)	2.11	(e)	1.63	(e)	2.11	(e)	5.19		47

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	29

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO REALPATH® 2045 Fund
Institutional Class
04/01/2016 - 09/30/2016+	$9.52	$0.06	$0.62	$0.68	$0.00	$0.00	$0.00	$0.00
03/31/2016	10.67	0.38	(1.18)	(0.80)	(0.35)	0.00	0.00	(0.35)
03/31/2015	10.84	0.64	(0.02)	0.62	(0.71)	(0.08)	0.00	(0.79)
03/31/2014	10.68	0.43	0.15	0.58	(0.40)	0.00	(0.02)	(0.42)
03/31/2013	9.99	0.72	0.59	1.31	(0.62)	0.00	0.00	(0.62)
02/29/2012 - 03/31/2012	10.00	0.09	(0.10)	(0.01)	0.00	0.00	0.00	0.00
Administrative Class
04/01/2016 - 09/30/2016+	9.51	0.04	0.64	0.68	0.00	0.00	0.00	0.00
03/31/2016	10.66	0.36	(1.18)	(0.82)	(0.33)	0.00	0.00	(0.33)
03/31/2015	10.84	0.62	(0.04)	0.58	(0.68)	(0.08)	0.00	(0.76)
03/31/2014	10.68	0.45	0.10	0.55	(0.37)	0.00	(0.02)	(0.39)
03/31/2013	9.99	0.54	0.74	1.28	(0.59)	0.00	0.00	(0.59)
02/29/2012 - 03/31/2012	10.00	0.09	(0.10)	(0.01)	0.00	0.00	0.00	0.00
Class D
04/01/2016 - 09/30/2016+	9.49	0.03	0.64	0.67	0.00	0.00	0.00	0.00
03/31/2016	10.65	0.33	(1.19)	(0.86)	(0.30)	0.00	0.00	(0.30)
03/31/2015	10.82	0.60	(0.04)	0.56	(0.65)	(0.08)	0.00	(0.73)
03/31/2014	10.67	0.35	0.17	0.52	(0.35)	0.00	(0.02)	(0.37)
03/31/2013	9.99	0.43	0.82	1.25	(0.57)	0.00	0.00	(0.57)
02/29/2012 - 03/31/2012	10.00	0.09	(0.10)	(0.01)	0.00	0.00	0.00	0.00
Class A
04/01/2016 - 09/30/2016+	9.52	0.03	0.63	0.66	0.00	0.00	0.00	0.00
03/31/2016	10.68	0.35	(1.20)	(0.85)	(0.31)	0.00	0.00	(0.31)
03/31/2015	10.84	0.49	0.08	0.57	(0.65)	(0.08)	0.00	(0.73)
03/31/2014	10.69	0.43	0.09	0.52	(0.35)	0.00	(0.02)	(0.37)
03/31/2013	9.99	0.70	0.55	1.25	(0.55)	0.00	0.00	(0.55)
02/29/2012 - 03/31/2012	10.00	0.09	(0.10)	(0.01)	0.00	0.00	0.00	0.00
Class C
04/01/2016 - 09/30/2016+	9.51	(0.01)	0.63	0.62	0.00	0.00	0.00	0.00
03/31/2016	10.67	0.26	(1.19)	(0.93)	(0.23)	0.00	0.00	(0.23)
03/31/2015	10.85	0.49	(0.02)	0.47	(0.57)	(0.08)	0.00	(0.65)
03/31/2014	10.69	0.37	0.09	0.46	(0.28)	0.00	(0.02)	(0.30)
03/31/2013	9.98	0.61	0.56	1.17	(0.46)	0.00	0.00	(0.46)
02/29/2012 - 03/31/2012	10.00	0.08	(0.10)	(0.02)	0.00	0.00	0.00	0.00

PIMCO REALPATH® 2050 Fund
Institutional Class
04/01/2016 - 09/30/2016+	$7.29	$0.04	$0.49	$0.53	$(0.03)	$0.00	$0.00	$(0.03)
03/31/2016	8.26	0.30	(0.90)	(0.60)	(0.27)	(0.10)	0.00	(0.37)
03/31/2015	8.26	0.46	0.06	0.52	(0.49)	(0.03)	0.00	(0.52)
03/31/2014	8.19	0.34	0.05	0.39	(0.30)	0.00	(0.02)	(0.32)
03/31/2013	7.70	0.53	0.46	0.99	(0.44)	0.00	(0.06)	(0.50)
03/31/2012	8.18	0.52	(0.57)	(0.05)	(0.43)	0.00	0.00	(0.43)
Administrative Class
04/01/2016 - 09/30/2016+	7.26	0.03	0.48	0.51	(0.01)	0.00	0.00	(0.01)
03/31/2016	8.23	0.27	(0.89)	(0.62)	(0.25)	(0.10)	0.00	(0.35)
03/31/2015	8.23	0.44	0.06	0.50	(0.47)	(0.03)	0.00	(0.50)
03/31/2014	8.16	0.33	0.04	0.37	(0.28)	0.00	(0.02)	(0.30)
03/31/2013	7.66	0.44	0.52	0.96	(0.40)	0.00	(0.06)	(0.46)
03/31/2012	8.16	0.50	(0.59)	(0.09)	(0.41)	0.00	0.00	(0.41)

30	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense and Dividends on Securities Sold Short		Expenses Excluding Interest Expense, Dividends on Securities Sold Short and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.20	7.14%	$36,148	0.32	%*	0.67	%*	0.32	%*	0.67	%*	1.17	%*	6%
9.52	(7.51)	31,927	0.14		0.67		0.14		0.67		3.88		125
10.67	5.87	40,600	0.15		0.67		0.15		0.67		5.86		30
10.84	5.57	35,891	0.21	(k)	0.76	(k)	0.21	(k)	0.76	(k)	4.00		31
10.68	13.39	27,180	0.25		0.97		0.25		0.97		6.87		6
9.99	(0.10)	2,997	0.34	*	11.28	*	0.34	*	11.28	*	10.67	*	20

10.19	7.15	8,098	0.57	*	0.92	*	0.57	*	0.92	*	0.89	*	6
9.51	(7.76)	8,412	0.39		0.92		0.39		0.92		3.58		125
10.66	5.53	18,048	0.40		0.92		0.40		0.92		5.61		30
10.84	5.34	9,445	0.46	(k)	1.01	(k)	0.46	(k)	1.01	(k)	4.22		31
10.68	13.08	5,701	0.50		1.22		0.50		1.22		5.13		6
9.99	(0.10)	10	0.59	*	11.53	*	0.59	*	11.53	*	10.41	*	20

10.16	7.06	368	0.82	*	1.17	*	0.82	*	1.17	*	0.65	*	6
9.49	(8.06)	528	0.64		1.17		0.64		1.17		3.34		125
10.65	5.39	761	0.65		1.17		0.65		1.17		5.50		30
10.82	5.05	599	0.71	(k)	1.26	(k)	0.71	(k)	1.26	(k)	3.27		31
10.67	12.81	325	0.75		1.47		0.75		1.47		4.09		6
9.99	(0.10)	10	0.84	*	11.78	*	0.84	*	11.78	*	10.15	*	20

10.18	6.93	774	0.82	*	1.17	*	0.82	*	1.17	*	0.65	*	6
9.52	(8.02)	797	0.64		1.17		0.64		1.17		3.56		125
10.68	5.41	629	0.65		1.17		0.65		1.17		4.47		30
10.84	5.02	1,022	0.71	(k)	1.26	(k)	0.71	(k)	1.26	(k)	4.09		31
10.69	12.83	488	0.75		1.47		0.75		1.47		6.66		6
9.99	(0.10)	10	0.84	*	11.78	*	0.84	*	11.78	*	10.15	*	20

10.13	6.52	83	1.57	*	1.92	*	1.57	*	1.92	*	(0.13	)*	6
9.51	(8.72)	116	1.39		1.92		1.39		1.92		2.58		125
10.67	4.51	145	1.40		1.92		1.40		1.92		4.42		30
10.85	4.36	138	1.46	(k)	2.01	(k)	1.46	(k)	2.01	(k)	3.51		31
10.69	11.91	96	1.50		2.22		1.50		2.22		5.80		6
9.98	(0.20)	10	1.59	*	12.53	*	1.59	*	12.53	*	9.38	*	20

$7.79	7.31%	$47,013	0.32	%*	0.67	%*	0.32	%*	0.67	%*	1.11	%*	8%
7.29	(7.36)	41,655	0.15		0.67		0.15		0.67		3.89		140
8.26	6.46	48,090	0.16		0.67		0.16		0.67		5.41		22
8.26	4.96	41,310	0.21	(k)	0.76	(k)	0.21	(k)	0.76	(k)	4.24		41
8.19	13.14	26,336	0.26		0.85		0.26		0.85		6.67		7
7.70	(0.42)	5,687	0.36		0.85		0.36		0.85		6.71		42

7.76	7.06	10,069	0.57	*	0.92	*	0.57	*	0.92	*	0.67	*	8
7.26	(7.56)	39,711	0.40		0.92		0.40		0.92		3.61		140
8.23	6.24	40,525	0.41		0.92		0.41		0.92		5.26		22
8.23	4.74	25,826	0.46	(k)	1.01	(k)	0.46	(k)	1.01	(k)	4.12		41
8.16	12.84	16,651	0.51		1.10		0.51		1.10		5.50		7
7.66	(0.84)	6,947	0.61		1.10		0.61		1.10		6.54		42

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	31

Financial Highlights (Cont.)

		Investment Operations				Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO REALPATH® 2050 Fund (Cont.)
Class D
04/01/2016 - 09/30/2016+	$7.25	$0.02		$0.48	$0.50	$(0.01)	$0.00	$0.00	$(0.01)
03/31/2016	8.21	0.24		(0.87)	(0.63)	(0.23)	(0.10)	0.00	(0.33)
03/31/2015	8.22	0.35		0.11	0.46	(0.44)	(0.03)	0.00	(0.47)
03/31/2014	8.14	0.23		0.13	0.36	(0.26)	0.00	(0.02)	(0.28)
03/31/2013	7.62	0.40		0.53	0.93	(0.35)	0.00	(0.06)	(0.41)
03/31/2012	8.11	0.51		(0.61)	(0.10)	(0.39)	0.00	0.00	(0.39)
Class A
04/01/2016 - 09/30/2016+	7.23	0.02		0.48	0.50	(0.01)	0.00	0.00	(0.01)
03/31/2016	8.20	0.25		(0.88)	(0.63)	(0.24)	(0.10)	0.00	(0.34)
03/31/2015	8.21	0.49		(0.02)	0.47	(0.45)	(0.03)	0.00	(0.48)
03/31/2014	8.14	0.33		0.03	0.36	(0.27)	0.00	(0.02)	(0.29)
03/31/2013	7.62	0.38		0.55	0.93	(0.35)	0.00	(0.06)	(0.41)
03/31/2012	8.11	0.60		(0.69)	(0.09)	(0.40)	0.00	0.00	(0.40)
Class C
04/01/2016 - 09/30/2016+	7.20	(0.01)		0.49	0.48	(0.00)^	0.00	0.00	(0.00)^
03/31/2016	8.19	0.20		(0.90)	(0.70)	(0.19)	(0.10)	0.00	(0.29)
03/31/2015	8.20	0.33		0.08	0.41	(0.39)	(0.03)	0.00	(0.42)
03/31/2014	8.13	0.27		0.03	0.30	(0.21)	0.00	(0.02)	(0.23)
03/31/2013	7.56	0.33		0.53	0.86	(0.23)	0.00	(0.06)	(0.29)
03/31/2012	8.05	0.41		(0.56)	(0.15)	(0.34)	0.00	0.00	(0.34)

PIMCO REALPATH® 2055 Fund
Institutional Class
04/01/2016 - 09/30/2016+	$9.15	$0.05		$0.61	$0.66	$0.00	$0.00	$0.00	$0.00
03/31/2016	10.32	0.36		(1.07)	(0.71)	(0.38)	(0.08)	0.00	(0.46)
12/31/2014 - 03/31/2015	10.00	0.03		0.29	0.32	0.00	0.00	0.00	0.00
Administrative Class
04/01/2016 - 09/30/2016+	9.13	0.04		0.62	0.66	0.00	0.00	0.00	0.00
03/31/2016	10.31	0.37		(1.10)	(0.73)	(0.37)	(0.08)	0.00	(0.45)
12/31/2014 - 03/31/2015	10.00	0.03		0.28	0.31	0.00	0.00	0.00	0.00
Class D
04/01/2016 - 09/30/2016+	9.12	0.03		0.61	0.64	0.00	0.00	0.00	0.00
03/31/2016	10.31	0.31		(1.07)	(0.76)	(0.35)	(0.08)	0.00	(0.43)
12/31/2014 - 03/31/2015	10.00	0.02		0.29	0.31	0.00	0.00	0.00	0.00
Class A
04/01/2016 - 09/30/2016+	9.12	0.03		0.61	0.64	0.00	0.00	0.00	0.00
03/31/2016	10.31	0.34		(1.10)	(0.76)	(0.35)	(0.08)	0.00	(0.43)
12/31/2014 - 03/31/2015	10.00	0.09		0.22	0.31	0.00	0.00	0.00	0.00
Class C
04/01/2016 - 09/30/2016+	9.08	(0.00	)^	0.60	0.60	0.00	0.00	0.00	0.00
03/31/2016	10.29	0.25		(1.08)	(0.83)	(0.30)	(0.08)	0.00	(0.38)
12/31/2014 - 03/31/2015	10.00	0.00	^	0.29	0.29	0.00	0.00	0.00	0.00

PIMCO REALPATH® Income Fund
Institutional Class
04/01/2016 - 09/30/2016+	$8.02	$0.10		$0.42	$0.52	$(0.08)	$0.00	$0.00	$(0.08)
03/31/2016	8.62	0.30		(0.60)	(0.30)	(0.30)	0.00	0.00	(0.30)
03/31/2015	8.71	0.39		0.06	0.45	(0.42)	(0.10)	(0.02)	(0.54)
03/31/2014	8.87	0.27		(0.19)	0.08	(0.24)	0.00	0.00	(0.24)
03/31/2013	8.52	0.36		0.40	0.76	(0.40)	0.00	(0.01)	(0.41)
03/31/2012	8.51	0.35		0.02	0.37	(0.31)	(0.05)	0.00	(0.36)

32	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense and Dividends on Securities Sold Short		Expenses Excluding Interest Expense, Dividends on Securities Sold Short and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$7.74	6.97%	$939	0.82	%*	1.17	%*	0.82	%*	1.17	%*	0.59	%*	8%
7.25	(7.67)	917	0.65		1.17		0.65		1.17		3.18		140
8.21	5.79	1,440	0.66		1.17		0.66		1.17		4.17		22
8.22	4.58	2,208	0.71	(k)	1.26	(k)	0.71	(k)	1.26	(k)	2.85		41
8.14	12.44	4,055	0.76		1.35		0.76		1.35		5.05		7
7.62	(1.08)	3,452	0.87	(e)	1.36	(e)	0.87	(e)	1.36	(e)	6.63		42

7.72	6.98	1,572	0.82	*	1.17	*	0.82	*	1.17	*	0.58	*	8
7.23	(7.80)	1,660	0.65		1.17		0.65		1.17		3.23		140
8.20	5.90	2,821	0.66		1.17		0.66		1.17		5.85		22
8.21	4.54	2,331	0.71	(k)	1.26	(k)	0.71	(k)	1.26	(k)	4.09		41
8.14	12.53	1,226	0.76		1.35		0.76		1.35		4.80		7
7.62	(0.93)	772	0.87	(e)	1.36	(e)	0.87	(e)	1.36	(e)	7.92		42

7.68	6.67	699	1.57	*	1.92	*	1.57	*	1.92	*	(0.14	)*	8
7.20	(8.55)	615	1.40		1.92		1.40		1.92		2.58		140
8.19	5.12	713	1.41		1.92		1.41		1.92		4.01		22
8.20	3.81	681	1.46	(k)	2.01	(k)	1.46	(k)	2.01	(k)	3.30		41
8.13	11.60	476	1.51		2.10		1.51		2.10		4.20		7
7.56	(1.74)	253	1.62	(e)	2.11	(e)	1.62	(e)	2.11	(e)	5.30		42

$9.81	7.21%	$3,796	0.33	%*	0.68	%*	0.33	%*	0.68	%*	1.08	%*	11%
9.15	(6.78)	3,222	0.17		0.68		0.17		0.68		3.82		142
10.32	3.20	3,097	0.18	*	1.92	*	0.18	*	1.92	*	1.28	*	6

9.79	7.23	10	0.58	*	0.93	*	0.58	*	0.93	*	0.75	*	11
9.13	(7.04)	31	0.42		0.93		0.42		0.93		3.88		142
10.31	3.10	10	0.43	*	2.17	*	0.43	*	2.17	*	1.05	*	6

9.76	7.02	16	0.83	*	1.18	*	0.83	*	1.18	*	0.58	*	11
9.12	(7.32)	14	0.67		1.18		0.67		1.18		3.27		142
10.31	3.10	10	0.68	*	2.42	*	0.68	*	2.42	*	0.80	*	6

9.76	7.02	141	0.83	*	1.18	*	0.83	*	1.18	*	0.56	*	11
9.12	(7.29)	133	0.67		1.18		0.67		1.18		3.67		142
10.31	3.10	59	0.68	*	2.42	*	0.68	*	2.42	*	3.61	*	6

9.68	6.61	40	1.58	*	1.93	*	1.58	*	1.93	*	(0.03	)*	11
9.08	(8.05)	18	1.42		1.93		1.42		1.93		2.59		142
10.29	2.90	10	1.43	*	3.17	*	1.43	*	3.17	*	0.06	*	6

$8.46	6.47%	$14,633	0.14	%*	0.55	%*	0.14	%*	0.55	%*	2.34	%*	3%
8.02	(3.46)	15,833	0.03		0.55		0.03		0.55		3.67		74
8.62	5.27	30,810	0.04		0.55		0.04		0.55		4.38		50
8.71	0.96	18,227	0.15	(l)	0.65	(l)	0.15	(l)	0.65	(l)	3.12		26
8.87	9.04	15,873	0.23		0.75		0.23		0.75		4.03		74
8.52	4.50	9,707	0.32		0.75		0.32		0.75		4.12		14

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	33

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO REALPATH® Income Fund (Cont.)
Administrative Class
04/01/2016 - 09/30/2016+	$8.02	$0.09	$0.41	$0.50	$(0.07)	$0.00	$0.00	$(0.07)
03/31/2016	8.61	0.28	(0.59)	(0.31)	(0.28)	0.00	0.00	(0.28)
03/31/2015	8.70	0.33	0.10	0.43	(0.40)	(0.10)	(0.02)	(0.52)
03/31/2014	8.87	0.24	(0.19)	0.05	(0.22)	0.00	0.00	(0.22)
03/31/2013	8.50	0.38	0.36	0.74	(0.36)	0.00	(0.01)	(0.37)
03/31/2012	8.51	0.35	(0.02)	0.33	(0.29)	(0.05)	0.00	(0.34)
Class D
04/01/2016 - 09/30/2016+	8.01	0.08	0.41	0.49	(0.06)	0.00	0.00	(0.06)
03/31/2016	8.60	0.26	(0.60)	(0.34)	(0.25)	0.00	0.00	(0.25)
03/31/2015	8.69	0.36	0.05	0.41	(0.38)	(0.10)	(0.02)	(0.50)
03/31/2014	8.86	0.20	(0.17)	0.03	(0.20)	0.00	0.00	(0.20)
03/31/2013	8.48	0.34	0.37	0.71	(0.32)	0.00	(0.01)	(0.33)
03/31/2012	8.48	0.30	0.03	0.33	(0.28)	(0.05)	0.00	(0.33)
Class A
04/01/2016 - 09/30/2016+	8.01	0.08	0.41	0.49	(0.06)	0.00	0.00	(0.06)
03/31/2016	8.61	0.28	(0.62)	(0.34)	(0.26)	0.00	0.00	(0.26)
03/31/2015	8.70	0.31	0.10	0.41	(0.38)	(0.10)	(0.02)	(0.50)
03/31/2014	8.86	0.21	(0.17)	0.04	(0.20)	0.00	0.00	(0.20)
03/31/2013	8.47	0.35	0.36	0.71	(0.31)	0.00	(0.01)	(0.32)
03/31/2012	8.47	0.28	0.04	0.32	(0.27)	(0.05)	0.00	(0.32)
Class C
04/01/2016 - 09/30/2016+	8.01	0.05	0.40	0.45	(0.03)	0.00	0.00	(0.03)
03/31/2016	8.61	0.22	(0.62)	(0.40)	(0.20)	0.00	0.00	(0.20)
03/31/2015	8.70	0.27	0.08	0.35	(0.32)	(0.10)	(0.02)	(0.44)
03/31/2014	8.87	0.15	(0.18)	(0.03)	(0.14)	0.00	0.00	(0.14)
03/31/2013	8.43	0.28	0.36	0.64	(0.19)	0.00	(0.01)	(0.20)
03/31/2012	8.44	0.22	0.04	0.26	(0.22)	(0.05)	0.00	(0.27)

PIMCO Global Multi-Asset Fund (Consolidated)
Institutional Class
04/01/2016 - 09/30/2016+	$10.82	$0.16	$0.48	$0.64	$(0.12)	$0.00	$0.00	$(0.12)
03/31/2016	11.50	0.36	(1.04)	(0.68)	0.00	0.00	0.00	0.00
03/31/2015	10.41	0.30	0.85	1.15	0.00	0.00	(0.06)	(0.06)
03/31/2014	11.37	0.34	(1.20)	(0.86)	(0.07)	0.00	(0.03)	(0.10)
03/31/2013	11.35	0.29	0.15	0.44	(0.38)	(0.04)	0.00	(0.42)
03/31/2012	12.04	0.34	(0.31)	0.03	(0.56)	(0.16)	0.00	(0.72)
Class P
04/01/2016 - 09/30/2016+	10.80	0.15	0.48	0.63	(0.11)	0.00	0.00	(0.11)
03/31/2016	11.50	0.35	(1.05)	(0.70)	0.00	0.00	0.00	0.00
03/31/2015	10.41	0.29	0.86	1.15	0.00	0.00	(0.06)	(0.06)
03/31/2014	11.37	0.31	(1.17)	(0.86)	(0.07)	0.00	(0.03)	(0.10)
03/31/2013	11.33	0.28	0.15	0.43	(0.35)	(0.04)	0.00	(0.39)
03/31/2012	12.03	0.35	(0.34)	0.01	(0.55)	(0.16)	0.00	(0.71)
Administrative Class
04/01/2016 - 09/30/2016+	10.78	0.14	0.48	0.62	(0.10)	0.00	0.00	(0.10)
03/31/2016	11.49	0.33	(1.04)	(0.71)	0.00	0.00	0.00	0.00
03/31/2015	10.41	0.25	0.88	1.13	0.00	0.00	(0.05)	(0.05)
03/31/2014	11.39	0.34	(1.23)	(0.89)	(0.06)	0.00	(0.03)	(0.09)
03/31/2013	11.33	0.27	0.14	0.41	(0.31)	(0.04)	0.00	(0.35)
10/14/2011 - 03/31/2012	11.44	0.08	0.37	0.45	(0.40)	(0.16)	0.00	(0.56)

34	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense and Dividends on Securities Sold Short		Expenses Excluding Interest Expense, Dividends on Securities Sold Short and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$8.45	6.21%	$18,916	0.39	%*	0.80	%*	0.39	%*	0.80	%*	2.07	%*	3%
8.02	(3.60)	26,837	0.28		0.80		0.28		0.80		3.40		74
8.61	5.02	57,610	0.29		0.80		0.29		0.80		3.81		50
8.70	0.61	28,156	0.40	(l)	0.90	(l)	0.40	(l)	0.90	(l)	2.72		26
8.87	8.85	27,540	0.48		1.00		0.48		1.00		4.27		74
8.50	4.08	7,029	0.57		1.00		0.57		1.00		4.08		14

8.44	6.12	1,088	0.64	*	1.05	*	0.64	*	1.05	*	1.84	*	3
8.01	(3.89)	1,196	0.53		1.05		0.53		1.05		3.11		74
8.60	4.80	3,411	0.54		1.05		0.54		1.05		4.14		50
8.69	0.34	2,008	0.65	(l)	1.15	(l)	0.65	(l)	1.15	(l)	2.27		26
8.86	8.52	3,493	0.73		1.25		0.73		1.25		3.87		74
8.48	3.98	1,557	0.83	(e)	1.26	(e)	0.83	(e)	1.26	(e)	3.51		14

8.44	6.12	7,296	0.64	*	1.05	*	0.64	*	1.05	*	1.84	*	3
8.01	(3.93)	7,163	0.53		1.05		0.53		1.05		3.37		74
8.61	4.74	8,673	0.54		1.05		0.54		1.05		3.56		50
8.70	0.48	8,635	0.65	(l)	1.15	(l)	0.65	(l)	1.15	(l)	2.47		26
8.86	8.46	9,077	0.73		1.25		0.73		1.25		3.95		74
8.47	3.94	6,065	0.83	(e)	1.26	(e)	0.83	(e)	1.26	(e)	3.28		14

8.43	5.63	1,807	1.39	*	1.80	*	1.39	*	1.80	*	1.09	*	3
8.01	(4.60)	2,054	1.28		1.80		1.28		1.80		2.65		74
8.61	4.03	2,992	1.29		1.80		1.29		1.80		3.03		50
8.70	(0.36)	2,532	1.40	(l)	1.90	(l)	1.40	(l)	1.90	(l)	1.75		26
8.87	7.62	2,612	1.48		2.00		1.48		2.00		3.22		74
8.43	3.21	1,578	1.58	(e)	2.01	(e)	1.58	(e)	2.01	(e)	2.60		14

$11.34	5.93%	$344,727	0.88	%*	1.14	%*	0.78	%*	1.04	%*	2.85	%*	154%
10.82	(5.91)	365,733	0.80		1.07		0.73		1.00		3.21		380
11.50	11.10	590,159	0.61		1.03		0.57		0.99		2.77		444
10.41	(7.53)	879,815	0.51		1.00		0.49		0.98		3.17		94
11.37	3.93	2,232,436	0.54		1.04		0.52		1.02		2.59		223
11.35	0.54	2,396,376	0.52		0.99		0.52		0.99		2.93		94

11.32	5.89	54,339	0.98	*	1.24	*	0.88	*	1.14	*	2.76	*	154
10.80	(6.09)	71,807	0.90		1.17		0.83		1.10		3.13		380
11.50	11.05	94,550	0.71		1.13		0.67		1.09		2.60		444
10.41	(7.58)	128,371	0.61		1.10		0.59		1.08		2.88		94
11.37	3.83	789,716	0.64		1.14		0.62		1.12		2.46		223
11.33	0.38	922,381	0.62		1.09		0.62		1.09		3.06		94

11.30	5.83	26	1.13	*	1.39	*	1.03	*	1.29	*	2.59	*	154
10.78	(6.18)	31	1.05		1.32		0.98		1.25		2.90		380
11.49	10.84	52	0.86		1.28		0.82		1.24		2.26		444
10.41	(7.80)	128	0.76		1.25		0.74		1.23		3.21		94
11.39	3.72	3,177	0.79		1.29		0.77		1.27		2.38		223
11.33	4.24	2,407	0.77	*	1.24	*	0.77	*	1.24	*	1.55	*	94

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	35

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Global Multi-Asset Fund (Consolidated) (Cont.)
Class D
04/01/2016 - 09/30/2016+	$10.74	$0.13	$0.47	$0.60	$(0.09)	$0.00	$0.00	$(0.09)
03/31/2016	11.48	0.29	(1.03)	(0.74)	0.00	0.00	0.00	0.00
03/31/2015	10.42	0.23	0.86	1.09	0.00	0.00	(0.03)	(0.03)
03/31/2014	11.42	0.26	(1.19)	(0.93)	(0.04)	0.00	(0.03)	(0.07)
03/31/2013	11.27	0.21	0.16	0.37	(0.18)	(0.04)	0.00	(0.22)
03/31/2012	11.98	0.26	(0.30)	(0.04)	(0.51)	(0.16)	0.00	(0.67)
Class A
04/01/2016 - 09/30/2016+	10.73	0.13	0.48	0.61	(0.09)	0.00	0.00	(0.09)
03/31/2016	11.48	0.30	(1.05)	(0.75)	0.00	0.00	0.00	0.00
03/31/2015	10.42	0.23	0.86	1.09	0.00	0.00	(0.03)	(0.03)
03/31/2014	11.42	0.27	(1.20)	(0.93)	(0.04)	0.00	(0.03)	(0.07)
03/31/2013	11.27	0.21	0.16	0.37	(0.18)	(0.04)	0.00	(0.22)
03/31/2012	11.97	0.26	(0.29)	(0.03)	(0.51)	(0.16)	0.00	(0.67)
Class C
04/01/2016 - 09/30/2016+	10.46	0.08	0.47	0.55	(0.05)	0.00	0.00	(0.05)
03/31/2016	11.28	0.21	(1.03)	(0.82)	0.00	0.00	0.00	0.00
03/31/2015	10.28	0.15	0.85	1.00	0.00	0.00	(0.00)^	(0.00)^
03/31/2014	11.31	0.19	(1.19)	(1.00)	(0.00)^	0.00	(0.03)	(0.03)
03/31/2013	11.13	0.13	0.15	0.28	(0.06)	(0.04)	0.00	(0.10)
03/31/2012	11.87	0.18	(0.31)	(0.13)	(0.45)	(0.16)	0.00	(0.61)
Class R
04/01/2016 - 09/30/2016+	10.63	0.11	0.46	0.57	(0.07)	0.00	0.00	(0.07)
03/31/2016	11.40	0.26	(1.03)	(0.77)	0.00	0.00	0.00	0.00
03/31/2015	10.36	0.21	0.85	1.06	0.00	0.00	(0.02)	(0.02)
03/31/2014	11.36	0.25	(1.19)	(0.94)	(0.03)	0.00	(0.03)	(0.06)
03/31/2013	11.21	0.20	0.13	0.33	(0.14)	(0.04)	0.00	(0.18)
03/31/2012	11.93	0.25	(0.32)	(0.07)	(0.49)	(0.16)	0.00	(0.65)

+	Unaudited
*	Annualized
^	Reflects an amount rounding to less than one cent.
†	Reflects an amount rounding to less than 0.005%.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(d) in the Notes to Financial Statements for more information.

(c)	Effective April 1, 2015, the Fund’s advisory fee was decreased by 0.02% to an annual rate of 0.53%.
(d)	Effective October 1, 2013, the Fund’s advisory fee was decreased by 0.15% to an annual rate of 0.55%.
(e)	Effective May 1, 2011, the Class’s supervisory and administrative fee was decreased by 0.10% to an annual rate of 0.30%.
(f)	Effective April 1, 2015, the Fund’s advisory fee was decreased by 0.03% to an annual rate of 0.55%.
(g)	Effective October 1, 2013, the Fund’s advisory fee was decreased by 0.12% to an annual rate of 0.58%.
(h)	Effective April 1, 2015, the Fund’s advisory fee was decreased by 0.02% to an annual rate of 0.58%.
(i)	Effective October 1, 2013, the Fund’s advisory fee was decreased by 0.15% to an annual rate of 0.60%.
(j)	Effective April 1, 2015, the Fund’s advisory fee was decreased by 0.02% to an annual rate of 0.60%.
(k)	Effective October 1, 2013, the Fund’s advisory fee was decreased by 0.18% to an annual rate of 0.62%.
(l)	Effective October 1, 2013, the Fund’s advisory fee was decreased by 0.20% to an annual rate of 0.50%.

36	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense and Dividends on Securities Sold Short		Expenses Excluding Interest Expense, Dividends on Securities Sold Short and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$11.25	5.58%	$19,451	1.48	%*	1.74	%*	1.38	%*	1.64	%*	2.26	%*	154%
10.74	(6.45)	23,432	1.40		1.67		1.33		1.60		2.61		380
11.48	10.48	32,129	1.21		1.63		1.17		1.59		2.10		444
10.42	(8.13)	54,599	1.11		1.60		1.09		1.58		2.47		94
11.42	3.35	186,755	1.14		1.64		1.12		1.62		1.89		223
11.27	(0.09)	242,360	1.12		1.59		1.12		1.59		2.24		94

11.25	5.68	109,545	1.48	*	1.74	*	1.38	*	1.64	*	2.26	*	154
10.73	(6.53)	144,398	1.40		1.67		1.33		1.60		2.68		380
11.48	10.48	173,624	1.21		1.63		1.17		1.59		2.13		444
10.42	(8.14)	277,675	1.11		1.60		1.09		1.58		2.51		94
11.42	3.35	887,996	1.14		1.64		1.12		1.62		1.89		223
11.27	0.01	1,229,935	1.12		1.59		1.12		1.59		2.29		94

10.96	5.28	121,253	2.23	*	2.49	*	2.13	*	2.39	*	1.51	*	154
10.46	(7.27)	143,279	2.15		2.42		2.08		2.35		1.91		380
11.28	9.73	168,676	1.96		2.38		1.92		2.34		1.38		444
10.28	(8.83)	252,325	1.86		2.35		1.84		2.33		1.76		94
11.31	2.58	737,592	1.89		2.39		1.87		2.37		1.18		223
11.13	(0.87)	917,668	1.87		2.34		1.87		2.34		1.60		94

11.13	5.43	6,455	1.73	*	1.99	*	1.63	*	1.89	*	2.01	*	154
10.63	(6.75)	7,200	1.65		1.92		1.58		1.85		2.36		380
11.40	10.24	11,022	1.46		1.88		1.42		1.84		1.92		444
10.36	(8.27)	13,919	1.36		1.85		1.34		1.83		2.33		94
11.36	3.02	20,858	1.39		1.89		1.37		1.87		1.79		223
11.21	(0.31)	19,436	1.37		1.84		1.37		1.84		2.16		94

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	37

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Multi-Strategy Alternative Fund	PIMCO REALPATH® 2020 Fund	PIMCO REALPATH® 2025 Fund	PIMCO REALPATH® 2030 Fund

Assets:
Investments, at value
Investments in securities*	$2,998	$7,111	$5,803	$6,693
Investments in Affiliates	66,193	35,701	30,933	43,854
Financial Derivative Instruments
Exchange-traded or centrally cleared	17	102	78	0
Over the counter	1,754	211	215	351
Cash	633	0	0	0
Deposits with counterparty	166	243	175	157
Foreign currency, at value	62	23	29	117
Receivable for investments sold	2	3	1	4
Receivable for Fund shares sold	12	32	17	73
Dividends receivable from Affiliates	53	74	56	67
Total Assets	71,890	43,500	37,307	51,316

Liabilities:
Financial Derivative Instruments
Exchange-traded or centrally cleared	$20	$20	$17	$14
Over the counter	1,528	86	47	4
Payable for investments purchased	32	0	0	0
Payable for investments in Affiliates purchased	53	74	56	67
Deposits from counterparty	0	0	10	0
Payable for Fund shares redeemed	15	120	289	84
Accrued investment advisory fees	18	7	6	9
Accrued supervisory and administrative fees	7	4	2	4
Accrued distribution fees	1	6	5	6
Accrued servicing fees	0	2	1	2
Accrued reimbursement to PIMCO	1	0	0	0
Total Liabilities	1,675	319	433	190

Net Assets	$70,215	$43,181	$36,874	$51,126

Net Assets Consist of:
Paid in capital	$71,005	$47,658	$40,373	$55,697
Undistributed net investment income	74	165	68	134
Accumulated undistributed net realized (loss)	(1,812)	(5,575)	(4,755)	(7,096)
Net unrealized appreciation	948	933	1,188	2,391

Net Assets	$70,215	$43,181	$36,874	$51,126

Cost of investments in securities	$2,998	$7,039	$5,781	$6,746
Cost of investments in Affiliates	$65,448	$34,289	$29,404	$41,061
Cost of foreign currency held	$62	$23	$30	$121
Cost or premiums of financial derivative instruments, net	$5	$759	$594	$680

* Includes repurchase agreements of:	$0	$127	$104	$197

†	A zero balance may reflect actual amounts rounding to less than one thousand.

38	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

PIMCO REALPATH® 2035 Fund	PIMCO REALPATH® 2040 Fund	PIMCO REALPATH® 2045 Fund	PIMCO REALPATH® 2050 Fund	PIMCO REALPATH® 2055 Fund	PIMCO REALPATH® Income Fund

$5,666	$7,876	$7,233	$10,123	$592	$6,812
30,695	41,808	37,952	50,011	3,312	36,572

0	2	4	6	0	108
251	356	302	376	24	156
0	85	1	1	51	1
150	178	164	326	38	303
10	75	43	82	4	32
1	3	2	3	0	1
38	40	33	80	0	30
42	49	36	45	3	82
36,853	50,472	45,770	61,053	4,024	44,097

$11	$15	$12	$21	$1	$18
89	145	144	315	14	114
0	0	0	0	0	0
42	49	36	45	3	82
10	330	0	328	0	20
88	156	93	31	2	105
7	11	10	14	1	6
2	4	2	3	0	4
3	4	2	3	0	6
1	1	0	1	0	2
0	0	0	0	0	0
253	715	299	761	21	357

$36,600	$49,757	$45,471	$60,292	$4,003	$43,740

$39,912	$51,475	$47,166	$62,641	$4,038	$47,932
124	130	116	144	14	201
(5,382)	(4,401)	(4,170)	(6,214)	(274)	(5,050)
1,946	2,553	2,359	3,721	225	657

$36,600	$49,757	$45,471	$60,292	$4,003	$43,740

$5,595	$7,751	$7,099	$9,782	$578	$6,695
$28,529	$38,962	$35,594	$46,195	$3,105	$35,620
$9	$78	$45	$86	$4	$34
$443	$597	$255	$440	$2	$548

$166	$0	$264	$231	$0	$126

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	39

Statements of Assets and Liabilities (Cont.)

	PIMCO Multi-Strategy Alternative Fund	PIMCO REALPATH® 2020 Fund	PIMCO REALPATH® 2025 Fund	PIMCO REALPATH® 2030 Fund

Net Assets:
Institutional Class	$61,736	$16,250	$13,078	$21,211
Class P	5,617	N/A	N/A	N/A
Administrative Class	N/A	15,848	20,461	21,582
Class D	1,362	1,149	541	1,438
Class A	924	7,377	2,073	4,408
Class C	576	2,557	721	2,487

Shares Issued and Outstanding:
Institutional Class	6,217	2,030	1,344	2,754
Class P	566	N/A	N/A	N/A
Administrative Class	N/A	1,936	2,104	2,800
Class D	138	143	56	187
Class A	92	925	213	575
Class C	59	319	74	323

Net Asset Value Per Share Outstanding:
Institutional Class	$9.93	$8.00	$9.73	$7.70
Class P	9.93	N/A	N/A	N/A
Administrative Class	N/A	8.19	9.73	7.71
Class D	9.88	8.01	9.74	7.69
Class A	9.99	7.98	9.75	7.66
Class C	9.84	8.03	9.73	7.71

40	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

PIMCO REALPATH® 2035 Fund	PIMCO REALPATH® 2040 Fund	PIMCO REALPATH® 2045 Fund	PIMCO REALPATH® 2050 Fund	PIMCO REALPATH® 2055 Fund	PIMCO REALPATH® Income Fund

$18,756	$31,416	$36,148	$47,013	$3,796	$14,633
N/A	N/A	N/A	N/A	N/A	N/A
14,739	11,673	8,098	10,069	10	18,916
485	1,715	368	939	16	1,088
2,223	3,696	774	1,572	141	7,296
397	1,257	83	699	40	1,807

1,930	4,187	3,543	6,036	387	1,731
N/A	N/A	N/A	N/A	N/A	N/A
1,517	1,556	795	1,298	1	2,239
50	229	36	121	2	129
229	495	76	204	14	865
41	170	8	91	4	214

$9.72	$7.50	$10.20	$7.79	$9.81	$8.46
N/A	N/A	N/A	N/A	N/A	N/A
9.72	7.50	10.19	7.76	9.79	8.45
9.71	7.47	10.16	7.74	9.76	8.44
9.69	7.46	10.18	7.72	9.76	8.44
9.75	7.40	10.13	7.68	9.68	8.43

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	41

Consolidated Statement of Assets and Liabilities

(Amounts in thousands, except per share amounts)	PIMCO Global Multi-Asset Fund

Assets:
Investments, at value
Investments in securities*	$661,766
Investments in Affiliates	208,701
Financial Derivative Instruments
Exchange-traded or centrally cleared	3,207
Over the counter	16,794
Cash	1
Deposits with counterparty	8,102
Foreign currency, at value	29,503
Receivable for investments sold	4,569
Receivable for investments sold on a delayed-delivery basis	323
Receivable for TBA investments sold	2,140
Receivable for Fund shares sold	71
Interest and/or dividends receivable	1,319
Dividends receivable from Affiliates	697
Reimbursement receivable from PIMCO	55
Total Assets	937,248

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$133,867
Payable for sale-buyback transactions	69,241
Payable for short sales	2,148
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,955
Over the counter	17,851
Payable for investments purchased	10,947
Payable for investments in Affiliates purchased	697
Payable for investments purchased on a delayed-delivery basis	1,468
Payable for TBA investments purchased	33,255
Deposits from counterparty	8,320
Payable for Fund shares redeemed	956
Accrued investment advisory fees	469
Accrued supervisory and administrative fees	129
Accrued distribution fees	87
Accrued servicing fees	54
Other liabilities	8
Total Liabilities	281,452

Net Assets	$655,796

Net Assets Consist of:
Paid in capital	$822,993
(Overdistributed) net investment income	(3,991)
Accumulated undistributed net realized (loss)	(146,020)
Net unrealized (depreciation)	(17,186)

Net Assets	$655,796

Cost of investments in securities	$654,695
Cost of investments in Affiliates	$210,166
Cost of foreign currency held	$30,830
Proceeds received on short sales	$2,140
Cost or premiums of financial derivative instruments, net	$20,870

* Includes repurchase agreements of:	$88,037

42	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

PIMCO Global Multi-Asset Fund

Net Assets:
Institutional Class	$344,727
Class P	54,339
Administrative Class	26
Class D	19,451
Class A	109,545
Class C	121,253
Class R	6,455

Shares Issued and Outstanding:
Institutional Class	30,402
Class P	4,799
Administrative Class	2
Class D	1,729
Class A	9,740
Class C	11,066
Class R	580

Net Asset Value Per Share Outstanding:
Institutional Class	$11.34
Class P	11.32
Administrative Class	11.30
Class D	11.25
Class A	11.25
Class C	10.96
Class R	11.13

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	43

Statements of Operations

Six Months Ended September 30, 2016 (Unaudited)
(Amounts in thousands†)	PIMCO Multi-Strategy Alternative Fund	PIMCO REALPATH® 2020 Fund	PIMCO REALPATH® 2025 Fund	PIMCO REALPATH® 2030 Fund

Investment Income:
Interest	$6	$0	$0	$0
Dividends	3	22	24	40
Dividends from Investments in Affiliates	525	545	444	571
Total Income	534	567	468	611

Expenses:
Investment advisory fees	338	130	119	175
Supervisory and administrative fees	36	26	15	26
Distribution and/or servicing fees - Administrative Class	0	26	33	36
Distribution and/or servicing fees - Class D	1	2	1	2
Distribution fees - Class C	2	10	3	10
Servicing fees - Class A	1	9	3	6
Servicing fees - Class C	1	3	1	4
Interest expense	2	0	0	0
Miscellaneous expense	2	0	0	0
Total Expenses	383	206	175	259
Waiver and/or Reimbursement by PIMCO	(233)	(99)	(85)	(116)
Net Expenses	150	107	90	143

Net Investment Income	384	460	378	468

Net Realized Gain (Loss):
Investments in securities	29	(341)	(37)	(91)
Investments in Affiliates	(128)	489	403	127
Exchange-traded or centrally cleared financial derivative instruments	(3)	(221)	(164)	(175)
Over the counter financial derivative instruments	171	647	701	1,088
Foreign currency	(28)	0	(1)	1

Net Realized Gain	41	574	902	950

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	5	425	80	74
Investments in Affiliates	1,239	1,563	1,481	2,480
Exchange-traded or centrally cleared financial derivative instruments	1	8	(7)	(10)
Over the counter financial derivative instruments	11	5	79	218
Foreign currency assets and liabilities	0	0	(2)	(5)

Net Change in Unrealized Appreciation	1,256	2,001	1,631	2,757

Net Increase in Net Assets Resulting from Operations	$1,681	$3,035	$2,911	$4,175

†	A zero balance may reflect actual amounts rounding to less than one thousand.

44	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

PIMCO REALPATH® 2035 Fund	PIMCO REALPATH® 2040 Fund	PIMCO REALPATH® 2045 Fund	PIMCO REALPATH® 2050 Fund	PIMCO REALPATH® 2055 Fund	PIMCO REALPATH® Income Fund

$0	$0	$1	$2	$0	$0
34	47	36	72	3	19
376	430	291	460	23	580
410	477	328	534	26	599

137	175	137	243	12	121
14	24	13	24	1	25
30	24	11	38	0	29
1	3	0	1	0	1
1	4	1	3	0	8
2	5	1	2	0	9
0	2	0	1	0	3
0	1	0	1	0	0
0	0	0	0	0	0
185	238	163	313	13	196
(84)	(106)	(78)	(137)	(6)	(98)
101	132	85	176	7	98

309	345	243	358	19	501

(106)	(108)	(83)	(94)	(3)	(236)
304	272	20	900	2	659
(119)	(164)	(90)	(209)	(3)	(207)
951	1,305	1,029	1,953	83	563
(1)	(6)	(5)	(6)	(1)	5

1,029	1,299	871	2,544	78	784

208	272	254	496	20	364
1,611	2,085	1,651	2,387	134	1,251
(34)	(64)	(71)	(157)	(9)	29
74	100	112	(26)	11	(47)
1	(4)	(2)	(4)	0	(2)

1,860	2,389	1,944	2,696	156	1,595

$3,198	$4,033	$3,058	$5,598	$253	$2,880

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	45

Consolidated Statement of Operations

Six Months Ended September 30, 2016 (Unaudited)
(Amounts in thousands)	PIMCO Global Multi-Asset Fund

Investment Income:
Interest, net of foreign taxes*	$7,766
Dividends	1,041
Dividends from Investments in Affiliates	4,432
Total Income	13,239

Expenses:
Investment advisory fees	3,412
Supervisory and administrative fees	804
Distribution and/or servicing fees - Class D	27
Distribution fees - Class C	500
Distribution fees - Class R	9
Servicing fees - Class A	160
Servicing fees - Class C	166
Servicing fees - Class R	9
Trustee fees	3
Interest expense	343
Total Expenses	5,433
Waiver and/or Reimbursement by PIMCO	(907)
Net Expenses	4,526

Net Investment Income	8,713

Net Realized Gain (Loss):
Investments in securities	4,246
Investments in Affiliates	(6,900)
Exchange-traded or centrally cleared financial derivative instruments	7,331
Over the counter financial derivative instruments	9,749
Foreign currency	(2,435)

Net Realized Gain	11,991

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	8,863
Investments in Affiliates	13,428
Exchange-traded or centrally cleared financial derivative instruments	1,279
Over the counter financial derivative instruments	(6,293)
Foreign currency assets and liabilities	291

Net Change in Unrealized Appreciation	17,568

Net Increase in Net Assets Resulting from Operations	$38,272

* Foreign tax withholdings	$17

46	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Statements of Changes in Net Assets

	PIMCO Multi-Strategy Alternative Fund		PIMCO REALPATH® 2020 Fund		PIMCO REALPATH® 2025 Fund

(Amounts in thousands†)	Six Months Ended September 30, 2016 (Unaudited)	Year Ended March 31, 2016	Six Months Ended September 30, 2016 (Unaudited)	Year Ended March 31, 2016	Six Months Ended September 30, 2016 (Unaudited)	Year Ended March 31, 2016

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$384	$1,545	$460	$2,778	$378	$2,533
Net realized gain (loss)	41	(2,324)	574	(6,368)	902	(5,696)
Net change in unrealized appreciation (depreciation)	1,256	(464)	2,001	(1,085)	1,631	(1,118)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,681	(1,243)	3,035	(4,675)	2,911	(4,281)

Distributions to Shareholders:
From net investment income
Institutional Class	(280)	(1,026)	(151)	(852)	(110)	(622)
Class P	(25)	(1)	0	(2)^	0	(0)^
Administrative Class	0	0	(130)	(1,147)	(157)	(1,480)
Class D	(4)	(14)	(7)	(79)	(3)	(21)
Class A	(3)	(6)	(49)	(256)	(13)	(65)
Class C	(0)	(4)	(8)	(79)	(2)	(20)
Class R	0	0	0	(35)^^	0	(17)^^
From net realized capital gains
Institutional Class	0	0	0	(161)	0	0
Class P	0	0	0	(0)^	0	0 ^
Administrative Class	0	0	0	(216)	0	0
Class D	0	0	0	(19)	0	0
Class A	0	0	0	(61)	0	0
Class C	0	0	0	(24)	0	0
Class R	0	0	0	(9)^^	0	0 ^^

Total Distributions(a)	(312)	(1,051)	(345)	(2,940)	(285)	(2,225)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	15,807	34,728	(14,112)	(45,693)	(15,707)	(31,573)

Total Increase (Decrease) in Net Assets	17,176	32,434	(11,422)	(53,308)	(13,081)	(38,079)

Net Assets:
Beginning of year or period	53,039	20,605	54,603	107,911	49,955	88,034
End of year or period*	$70,215	$53,039	$43,181	$54,603	$36,874	$49,955

* Including undistributed (overdistributed) net investment income of:	$74	$2	$165	$50	$68	$(25)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13 in the Notes to Financial Statements.
^	Class P Shares liquidated at the close of business on January 22, 2016.
^^	Class R Shares liquidated at the close of business on January 22, 2016.
(a)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(d) in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	47

Statements of Changes in Net Assets (Cont.)

	PIMCO REALPATH® 2030 Fund		PIMCO REALPATH® 2035 Fund			PIMCO REALPATH® 2040 Fund

(Amounts in thousands†)	Six Months Ended September 30, 2016 (Unaudited)	Year Ended March 31, 2016	Six Months Ended September 30, 2016 (Unaudited)	Year Ended March 31, 2016		Six Months Ended September 30, 2016 (Unaudited)	Year Ended March 31, 2016

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$468	$3,909	$309	$2,701		$345	$3,013
Net realized gain (loss)	950	(8,151)	1,029	(6,547)		1,299	(5,581)
Net change in unrealized appreciation (depreciation)	2,757	(3,007)	1,860	(1,879)		2,389	(4,163)

Net Increase (Decrease) in Net Assets Resulting from Operations	4,175	(7,249)	3,198	(5,725)		4,033	(6,731)

Distributions to Shareholders:
From net investment income
Institutional Class	(140)	(1,242)	(115)	(944)		(161)	(1,420)
Class P	0	(0)^	0	(0	)^^^	0	(0)^
Administrative Class	(125)	(1,835)	(85)	(1,376)		(53)	(962)
Class D	(6)	(62)	(2)	(23)		(7)	(51)
Class A	(19)	(196)	(8)	(44)		(11)	(160)
Class C	(3)	(80)	(0)	(8)		(1)	(35)
Class R	0	(35)^^	0	(4	)^^	0	(13)^^
From net realized capital gains
Institutional Class	0	0	0	(166)		0	(473)
Class P	0	0 ^	0	(0	)^^^	0	(0)^
Administrative Class	0	0	0	(225)		0	(299)
Class D	0	0	0	(5)		0	(20)
Class A	0	0	0	(10)		0	(66)
Class C	0	0	0	(2)		0	(17)
Class R	0	0 ^^	0	(1	)^^	0	(6)^^

Total Distributions(a)	(293)	(3,450)	(210)	(2,808)		(233)	(3,522)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	(20,358)	(51,108)	(18,162)	(28,919)		(16,273)	(35,691)

Total Increase (Decrease) in Net Assets	(16,476)	(61,807)	(15,174)	(37,452)		(12,473)	(45,944)

Net Assets:
Beginning of year or period	67,602	129,409	51,774	89,226		62,230	108,174
End of year or period*	$51,126	$67,602	$36,600	$51,774		$49,757	$62,230

* Including undistributed (overdistributed) net investment income of:	$134	$(41)	$124	$25		$130	$18

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13 in the Notes to Financial Statements.
^	Class P Shares liquidated at the close of business on January 22, 2016.
^^	Class R Shares liquidated at the close of business on January 22, 2016.
^^^	Class P Shares liquidated at the close of business on November 18, 2015.
(a)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(d) in the Notes to Financial Statements for more information.

48	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

PIMCO REALPATH® 2045 Fund		PIMCO REALPATH® 2050 Fund		PIMCO REALPATH® 2055 Fund		PIMCO REALPATH® Income Fund

Six Months Ended September 30, 2016 (Unaudited)	Year Ended March 31, 2016	Six Months Ended September 30, 2016 (Unaudited)	Year Ended March 31, 2016	Six Months Ended September 30, 2016 (Unaudited)	Year Ended March 31, 2016	Six Months Ended September 30, 2016 (Unaudited)	Year Ended March 31, 2016

$243	$1,902	$358	$3,180	$19	$123	$501	$2,597
871	(5,042)	2,544	(8,544)	78	(335)	784	(4,408)
1,944	(1,182)	2,696	(1,029)	156	(13)	1,595	(1,930)

3,058	(4,322)	5,598	(6,393)	253	(225)	2,880	(3,741)

0	(1,221)	(189)	(1,498)	0	(122)	(137)	(760)
0	(0)^	0	(1)^	0	(1)^	0	(3)^
0	(406)	(37)	(1,231)	0	(1)	(166)	(1,177)
0	(17)	(2)	(31)	0	(0)	(8)	(54)
0	(26)	(3)	(65)	0	(5)	(49)	(238)
0	(3)	(0)	(16)	0	(0)	(7)	(63)
0	(2)^^	0	(8)^^	0	(0)^^	0	(5)^^

0	0	0	(536)	0	(27)	0	0
0	0 ^	0	(0)^	0	(0)^	0	0 ^
0	0	0	(438)	0	(0)	0	0
0	0	0	(14)	0	(0)	0	0
0	0	0	(27)	0	(1)	0	0
0	0	0	(8)	0	(0)	0	0
0	0 ^^	0	(4)^^	0	(0)^^	0	0 ^^

0	(1,675)	(231)	(3,877)	0	(157)	(367)	(2,300)

633	(12,496)	(29,633)	774	332	541	(11,856)	(44,630)

3,691	(18,493)	(24,266)	(9,496)	585	159	(9,343)	(50,671)

41,780	60,273	84,558	94,054	3,418	3,259	53,083	103,754
$45,471	$41,780	$60,292	$84,558	$4,003	$3,418	$43,740	$53,083

$116	$(127)	$144	$17	$14	$(5)	$201	$67

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	49

Consolidated Statements of Changes in Net Assets

	PIMCO Global Multi-Asset Fund

(Amounts in thousands†)	Six Months Ended September 30, 2016 (Unaudited)	Year Ended March 31, 2016

(Decrease) in Net Assets from:

Operations:
Net investment income	$8,713	$29,057
Net realized gain (loss)	11,991	(70,883)
Net change in unrealized appreciation (depreciation)	17,568	(37,775)

Net Increase (Decrease) in Net Assets Resulting from Operations	38,272	(79,601)

Distributions to Shareholders:
From net investment income
Institutional Class	(3,645)	0
Class P	(585)	0
Administrative Class	(0)	0
Class D	(160)	0
Class A	(963)	0
Class C	(603)	0
Class R	(45)	0

Total Distributions(a)	(6,001)	0

Fund Share Transactions:
Net (decrease) resulting from Fund share transactions**	(132,355)	(234,731)

Total (Decrease) in Net Assets	(100,084)	(314,332)

Net Assets:
Beginning of period	755,880	1,070,212
End of period*	$655,796	$755,880

* Including (overdistributed) net investment income of:	$(3,991)	$(6,703)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13 in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(d) in the Notes to Financial Statements for more information.

50	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Consolidated Statement of Cash Flows

Six Months Ended 09/30/2016 (Unaudited)
PIMCO Global Multi- Asset Fund

Cash Flows Provided by Operating Activities:

Net increase in net assets resulting from operations	$38,272

Adjustments to Reconcile Net Increase in Net Assets from Operations to Net Cash Provided by Operating Activities:
Purchases of long-term securities	(1,145,232)
Proceeds from sales of long-term securities	1,291,692
(Purchases) from sales of short-term portfolio investments, net	(343)
Decrease in deposits with counterparty	2,624
Decrease in receivable for investments sold	33,586
Decrease in interest and/or dividends receivable	534
Decrease in dividends receivable from Affiliates	104
Proceeds from exchange-traded or centrally cleared financial derivative instruments	5,645
Proceeds from over the counter financial derivative instruments	11,131
(Decrease) in payable for investments purchased	(64,410)
(Decrease) in deposits from counterparty	(8,031)
(Decrease) in accrued investment advisory fees	(10)
(Decrease) in accrued supervisory and administrative fees	(19)
(Decrease) in accrued distribution fees	(11)
(Decrease) in accrued servicing fees	(8)
(Increase) in reimbursement receivable from PIMCO	(3)
Proceeds from short sales transactions, net	2,140
Payments on foreign currency transactions	(2,230)
Increase in other liabilities	1
Net Realized (Gain) Loss
Investments in securities	(4,246)
Investments in Affiliates	6,900
Exchange-traded or centrally cleared financial derivative instruments	(7,331)
Over the counter financial derivative instruments	(9,749)
Foreign currency	2,435
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(8,863)
Investments in Affiliates	(13,428)
Exchange-traded or centrally cleared financial derivative instruments	(1,279)
Over the counter financial derivative instruments	6,293
Foreign currency assets and liabilities	(291)
Net amortization (accretion) on investments	(1,954)

Net Cash Provided by Operating Activities	133,919

Cash Flows (Used for) Financing Activities:
Proceeds from shares sold	22,716
Payments on shares redeemed	(160,873)
Cash distributions paid*	(727)
Proceeds from reverse repurchase agreements	1,792,392
Payments on reverse repurchase agreements	(1,834,478)
Proceeds from sale-buyback transactions	423,900
Payments on sale-buyback transactions	(381,633)

Net Cash (Used for) Financing Activities	(138,703)

Net (Decrease) in Cash and Foreign Currency	(4,784)

Cash and Foreign Currency:
Beginning of period	34,288
End of period	$29,504

* Reinvestment of distributions	$5,274

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during period	$397

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	51

Schedule of Investments PIMCO Multi-Strategy Alternative Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 4.2%

SHORT-TERM INSTRUMENTS 4.2%

SHORT-TERM NOTES 1.8%
Federal Home Loan Bank
0.269% due 11/18/2016 (b)(c)	$100	$100
0.274% due 10/17/2016 (b)(c)	500	500
0.284% due 10/20/2016 (b)(c)	100	100
0.289% due 10/05/2016 (b)(c)	100	100
0.299% due 10/14/2016 (b)(c)	100	100
0.304% due 10/04/2016 - 11/14/2016 (b)(c)	300	300
0.325% due 10/26/2016 (b)(c)	100	100

		1,300

U.S. TREASURY BILLS 2.4%
0.489% due 03/02/2017 - 03/16/2017 (a)(b)	1,701	1,698

Total Short-Term Instruments (Cost $2,998)		2,998

Total Investments in Securities (Cost $2,998)		2,998

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 94.3%

MUTUAL FUNDS (d) 77.3%
PIMCO Credit Absolute Return Fund	1,872,773	$18,428
PIMCO EqS® Long/Short Fund	589,556	7,004
PIMCO Mortgage Opportunities Fund	1,274,725	14,239
PIMCO RAE Worldwide Long/Short PLUS Fund	653,069	6,367
PIMCO TRENDS Managed Futures Strategy Fund	790,268	7,547
PIMCO Unconstrained Bond Fund	66,489	702

Total Mutual Funds (Cost $53,545)		54,287

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 17.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 17.0%
PIMCO Short-Term Floating NAV Portfolio III	1,204,319	$11,906

Total Short-Term Instruments (Cost $11,903)		11,906

Total Investments in Affiliates (Cost $65,448)		66,193

Total Investments 98.5% (Cost $68,446)		$69,191

Financial Derivative Instruments (e)(f) 0.3% (Cost or Premiums, net $5)		223

Other Assets and Liabilities, net 1.2%		801

Net Assets 100.0%		$70,215

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Coupon represents a yield to maturity.
(d)	Institutional Class Shares of each Fund.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month CAD-Bank Bill *	2.250%	06/16/2026	CAD	4,550	$119	$57	$0	$(10)
Pay	3-Month USD-LIBOR *	2.100	05/20/2026	$	2,600	40	(1)	0	(9)
Receive	6-Month AUD-BBR-BBSW *	2.750	06/17/2026	AUD	30	(1)	0	0	0
Receive	6-Month EUR-EURIBOR *	0.475	01/30/2021	EUR	17,200	(240)	(42)	5	0
Receive	6-Month EUR-EURIBOR *	1.100	05/20/2026		330	(10)	(1)	0	0
Pay	6-Month EUR-EURIBOR *	0.975	01/31/2027		3,400	260	59	0	(1)
Receive	6-Month GBP-LIBOR *	1.900	05/18/2026	GBP	2,510	(144)	(99)	8	0
Receive	6-Month JPY-LIBOR *	0.300	05/25/2026	JPY	285,000	(18)	9	4	0

						$6	$(18)	$17	$(20)

Total Swap Agreements						$6	$(18)	$17	$(20)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2016:

Cash of $158 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$17	$17	$0	$0	$ (20)	$ (20)

52	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	10/2016	AUD	939		$706	$0	$(12)
	10/2016	CAD	32		24	0	0
	10/2016		$737	AUD	978	11	0
	11/2016	CAD	33		$25	0	0
	11/2016	GBP	54		72	2	0
	11/2016	JPY	13,900		139	2	0
	11/2016		$858	AUD	1,119	0	(2)
	11/2016		8	GBP	6	0	0
BOA	10/2016	CAD	3,287		$2,546	41	0
	10/2016		$10	MXN	188	0	0
	10/2016		138	TRY	420	2	0
	10/2016		141	ZAR	2,071	10	0
BPS	10/2016		246	BRL	837	10	0
	10/2016		135	EUR	120	0	0
	10/2016		64	RUB	4,270	4	0
	11/2016	GBP	26		$34	0	0
	11/2016	JPY	6,600		65	0	0
BRC	10/2016		$27	BRL	90	1	0
	10/2016		343	SGD	465	0	(2)
	10/2016		135	TRY	402	0	(2)
	01/2017		369	SGD	502	0	0
CBK	10/2016	AUD	141		$107	0	(2)
	10/2016	CAD	106		81	0	0
	10/2016		$441	CAD	577	0	(1)
	10/2016		105	EUR	94	1	0
	10/2016		50	GBP	38	0	(1)
	10/2016		256	INR	17,489	6	0
	10/2016		189	SGD	261	2	0
	11/2016	CAD	514		$392	1	0
	11/2016	GBP	44		58	1	0
	11/2016		$52	GBP	40	0	0
	01/2017		196	CNH	1,318	0	0
DUB	01/2017	CNH	5,134		$773	8	0
	01/2017	JPY	323,506	CAD	3,927	0	(210)
	01/2017	SGD	296		$203	0	(14)
	01/2017		$609	CNH	4,178	14	0
	01/2017		850	SGD	1,150	0	(6)
GLM	10/2016	EUR	14		$16	0	0
	10/2016	SGD	162		120	2	0
	10/2016		$110	CAD	144	0	0
	10/2016		170	EUR	151	0	(1)
	10/2016		4	JPY	400	0	0
	10/2016		19	KRW	21,043	0	0
	11/2016	CHF	31		$32	0	0
	11/2016	GBP	21		27	0	0
	11/2016		$54	CHF	52	0	(1)
	11/2016		53	GBP	40	0	(1)
	11/2016		65	THB	2,260	0	0
	11/2016		63	TWD	2,005	1	0
	01/2017	SGD	93		$69	1	0
	02/2017	CNH	3,381		500	0	(3)
HUS	10/2016	CAD	363		277	1	0
	10/2016	CNH	1,204		181	0	0
	10/2016	EUR	1,147		1,288	0	(1)
	10/2016	KRW	79,355		71	0	(1)
	10/2016	SGD	559		411	3	(1)
	10/2016		$17	CAD	23	0	0
	10/2016		385	CNH	2,567	0	(1)
	10/2016		84	SGD	114	0	(1)
	11/2016	KRW	51,590		$46	0	(1)
	11/2016	SGD	1,982		1,478	24	0
	11/2016		$1,119	EUR	996	1	0
	11/2016		42	JPY	4,300	1	0
	01/2017	CNH	1,398		$202	0	(6)
	01/2017		$260	CNH	1,757	2	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	53

Schedule of Investments PIMCO Multi-Strategy Alternative Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
JPM	10/2016	AUD	37	JPY	2,837	$0	$0
	10/2016		55		$42	0	0
	10/2016	CAD	983		756	6	0
	10/2016	CNH	1,363		204	0	0
	10/2016	EUR	850		959	4	0
	10/2016	INR	6,003		89	0	(1)
	10/2016		$150	AUD	199	3	0
	10/2016		2,092	CAD	2,768	18	0
	10/2016		73	EUR	66	0	0
	10/2016		40	JPY	4,025	0	0
	10/2016		254	RUB	16,635	11	0
	10/2016		226	ZAR	3,373	19	0
	11/2016	CAD	2,685		$2,030	0	(17)
	11/2016	INR	1,358		20	0	0
	11/2016	MYR	681		169	4	0
	11/2016	TWD	2,005		63	0	(1)
	11/2016		$39	GBP	30	0	0
	11/2016		115	JPY	11,735	1	0
	01/2017	JPY	9,864	CAD	120	0	(6)
	01/2017		$129	SGD	187	8	0
	05/2017	CNH	3,052		$456	4	0
MSB	10/2016	GBP	2		3	0	0
	10/2016	INR	4,724		70	0	(1)
	10/2016	SGD	1,301		964	10	0
	10/2016		$47	BRL	155	0	0
	10/2016		1,795	EUR	1,587	0	(12)
	10/2016		201	JPY	20,722	3	0
	01/2017	AUD	4,117		328,887	115	0
	01/2017	CNH	888		$129	0	(3)
	01/2017	SGD	2,723		2,015	17	0
NAB	10/2016	AUD	3,324		2,550	6	0
	10/2016		$2,579	AUD	3,383	10	0
	10/2016		78	CAD	102	0	0
	11/2016	CAD	102		$78	0	0
	11/2016		$2,548	AUD	3,324	0	(6)
RBC	10/2016		55	TRY	165	0	(1)
	11/2016		3	GBP	2	0	0
SCX	10/2016	EUR	13		$15	0	0
	10/2016		$480	GBP	369	0	(2)
	11/2016	IDR	659,785		$49	0	(1)
	11/2016	THB	2,260		65	0	0
	11/2016		$4	CAD	5	0	0
	11/2016		41	JPY	4,200	0	0
	11/2016		167	MYR	681	0	(2)
	01/2017		900	CNH	5,963	0	(11)
	05/2017		450		3,052	2	0
SOG	10/2016	KRW	299,554		$260	0	(12)
	10/2016	SGD	186		138	1	0
	10/2016		$14	RUB	951	1	0
	10/2016		103	SGD	141	0	0
	10/2016	ZAR	564		$40	0	(1)
	11/2016		$9	GBP	7	0	0
	11/2016		46	KRW	51,590	0	0
	11/2016		1,235	SGD	1,673	0	(8)
	01/2017		939		1,272	0	(6)
	02/2017	CNH	2,429		$365	3	0
UAG	10/2016	CAD	34		26	0	0
	10/2016	EUR	3		3	0	0
	10/2016	JPY	1,600		16	0	0
	10/2016		$44	CAD	58	0	0
	10/2016		8	EUR	7	0	0
	11/2016	JPY	15,100		$150	1	0
	11/2016		$50	IDR	659,785	1	0
	11/2016		20	INR	1,358	0	0

Total Forward Foreign Currency Contracts						$400	$(361)

54	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BPS	Put - OTC AUD versus JPY	JPY	45.000	10/17/2016	AUD	1,900	$0	$0
	Put - OTC EUR versus USD	$	0.965	11/02/2016	EUR	700	0	0
	Call - OTC USD versus CAD	CAD	1.530	10/14/2016	$	750	0	0
CBK	Call - OTC USD versus CAD		1.311	12/30/2016		369	7	7
	Put - OTC USD versus CAD		1.311	12/30/2016		369	7	7
DUB	Call - OTC AUD versus JPY	JPY	85.180	10/12/2016	AUD	770	32	0
	Put - OTC AUD versus JPY		85.180	10/12/2016		770	29	58
	Put - OTC CAD versus JPY		74.800	01/11/2017	CAD	2,637	42	40
	Call - OTC EUR versus JPY		135.870	10/12/2016	EUR	902	45	0
	Put - OTC EUR versus JPY		135.870	10/12/2016		902	41	195
GLM	Call - OTC AUD versus USD	$	0.830	10/04/2016	AUD	800	0	0
JPM	Put - OTC USD versus SGD	SGD	1.230	10/11/2016	$	700	0	0
MSB	Call - OTC AUD versus JPY	JPY	86.710	01/11/2017	AUD	2,674	39	3
	Put - OTC USD versus CAD	CAD	1.050	10/04/2016	$	250	0	0

							$242	$310

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BRC	Call - OTC 2-Year Interest Rate Swap *	6-Month EUR-EURIBOR	Pay	0.475%	01/27/2017	EUR	19,200	$104	$269

Total Purchased Options								$346	$579

*	The underlying security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Call - OTC CAD versus JPY	JPY	88.950	01/11/2017	CAD	2,637	$(33)	$(2)
	Call - OTC SGD versus JPY		84.250	10/12/2016	SGD	2,200	(73)	0
	Put - OTC SGD versus JPY		84.250	10/12/2016		2,200	(62)	(215)
MSB	Put - OTC AUD versus JPY		70.200	01/11/2017	AUD	2,674	(52)	(19)

							$(220)	$(236)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BRC	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.975%	01/27/2017	EUR	4,000	$(121)	$(307)

STRADDLE OPTIONS

Counterparty	Description	Exercise Level (1)	Expiration Date	Notional Amount	Premiums (Received) (1)	Market Value
JPM	Call & Put - OTC 1-Year USD/KRW versus 1-Year USD/KRW Forward Currency Volatility Agreement	0.000%	02/20/2017	$ 31	$0	$1

Total Written Options					$(341)	$(542)

(1)	Exercise level and final premium determined on a future date, based upon implied volatility parameters.

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2016:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		58		0		(58)		0		0		0
Notional Amount in $		$3,715		$11,744	$	(11,100)	$	(4,328)	$	0	$	31
Notional Amount in AUD	AUD	8,022	AUD	0	AUD	(5,348)	AUD	0	AUD	0	AUD	2,674
Notional Amount in CAD	CAD	7,911	CAD	0	CAD	(5,274)	CAD	0	CAD	0	CAD	2,637
Notional Amount in EUR	EUR	4,000	EUR	3,400	EUR	0	EUR	(3,400)	EUR	0	EUR	4,000
Notional Amount in SGD	SGD	4,400	SGD	0	SGD	0	SGD	0	SGD	0	SGD	4,400
Premiums		$(558)		$(20)	$	208	$	29	$	0	$	(341)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	55

Schedule of Investments PIMCO Multi-Strategy Alternative Fund (Cont.)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive (2)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	RACNLGT Index	9,284	1-Month USD-LIBOR plus a specified spread	01/19/2017	$12,468	$0	$274	$274	$0
	Pay	RACNSGT Index	8,902	1-Month USD-LIBOR plus a specified spread	01/19/2017	12,163	0	(205)	0	(205)
	Pay	S&P 500 Total Return Index	3,178	1-Month USD-LIBOR plus a specified spread	01/19/2017	12,964	0	(129)	0	(129)
DUB	Receive	ERAUSLT Index	55,331	1-Month USD-LIBOR plus a specified spread	01/19/2017	13,193	0	171	171	0
JPM	Receive	JMABFNJ1 Index	10,094	0.700%	02/15/2017	1,048	0	3	3	0
	Receive	RALVEIUT Index	16,406	1-Month USD-LIBOR plus a specified spread	08/10/2017	2,170	0	(8)	0	(8)
	Pay	S&P 500 Total Return Index	404	1-Month USD-LIBOR plus a specified spread	08/10/2017	1,665	0	1	1	0

							$0	$107	$449	$(342)

(2)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	AUD versus USD 1-Year ATM Realized Volatility	12.100%	08/01/2017	$	25	$0	$(21)	$0	$(21)
	Receive	USD versus JPY 1-Year ATM Realized Volatility	10.125	10/17/2016		7	0	11	11	0
	Pay	USD versus KRW 1-Year ATM Realized Volatility	11.000	01/16/2017		7	0	(2)	0	(2)
	Receive	USD versus NOK 1-Year ATM Realized Volatility	11.950	01/13/2017		7	0	(5)	0	(5)
BPS	Pay	USD versus KRW 1-Year ATM Realized Volatility	11.000	01/13/2017		7	0	(2)	0	(2)
CBK	Receive	USD versus JPY 1-Year ATM Realized Volatility	10.050	10/17/2016		6	0	10	10	0
	Receive	USD versus JPY 1-Year ATM Realized Volatility	10.050	10/19/2016		6	0	10	10	0
	Pay	USD versus KRW 1-Year ATM Realized Volatility	12.900	01/25/2017		10	0	18	18	0
DUB	Pay	EUR versus CHF 1-Year ATM Realized Volatility	8.400	12/06/2016		5	0	17	17	0
	Pay	EUR versus CHF 1-Year ATM Realized Volatility	8.500	03/22/2017		1	0	3	3	0
	Pay	EUR versus CHF 1-Year ATM Realized Volatility	8.150	03/30/2017		1	0	3	3	0
	Pay	EUR versus CHF 1-Year ATM Realized Volatility	8.300	06/15/2017		5	0	10	10	0
	Receive	EUR versus CHF 1-Year ATM Realized Volatility	10.850	06/15/2017		5	0	(10)	0	(10)
	Receive	USD versus CHF 1-Year ATM Realized Volatility	10.800	12/06/2016		5	0	(10)	0	(10)
	Receive	USD versus CHF 1-Year ATM Realized Volatility	10.300	03/22/2017		1	0	(2)	0	(2)
	Receive	USD versus CHF 1-Year ATM Realized Volatility	10.050	03/30/2017		1	0	(2)	0	(2)
	Pay	BRL versus JPY 1-Year ATM Realized Volatility	29.500	10/17/2016		1,569	0	117	117	0
	Receive	USD versus BRL 1-Year ATM Realized Volatility	24.500	10/17/2016		13	0	(73)	0	(73)
	Pay	USD versus KRW 1-Year ATM Realized Volatility	12.700	01/25/2017		10	0	16	16	0
GLM	Pay	EUR versus CHF 1-Year ATM Realized Volatility	15.400	10/20/2016		5	0	2	2	0
	Pay	BRL versus JPY 1-Year ATM Realized Volatility	30.500	10/19/2016		780	0	66	66	0
	Receive	AUD versus USD 1-Year ATM Realized Volatility	11.900	01/13/2017		7	0	(11)	0	(11)
	Receive	USD versus BRL 1-Year ATM Realized Volatility	25.500	10/19/2016		6	0	(39)	0	(39)
	Pay	USD versus KRW 1-Year ATM Realized Volatility	13.050	01/13/2017		7	0	14	14	0
	Receive	USD versus NOK 1-Year ATM Realized Volatility	13.050	01/25/2017		10	0	(9)	0	(9)
	Receive	USD versus NOK 1-Year ATM Realized Volatility	13.200	01/25/2017		10	0	(10)	0	(10)
HUS	Receive	USD versus CAD 1-Year ATM Realized Volatility	9.950	01/16/2017		10	0	9	9	0
	Pay	USD versus MXN 1-Year ATM Realized Volatility	14.400	07/28/2017		25	0	(35)	0	(35)
	Pay	USD versus MXN 1-Year ATM Realized Volatility	14.800	08/01/2017		25	0	(26)	0	(26)
JPM	Receive	EUR versus CHF 1-Year ATM Realized Volatility	13.250	10/20/2016		5	0	(6)	0	(6)
	Receive	EUR versus CHF 1-Year ATM Realized Volatility	12.600	07/28/2017		25	0	(11)	0	(11)
	Pay	USD versus KRW 1-Year ATM Realized Volatility	12.675	01/25/2017		10	0	15	15	0
	Receive	USD versus NOK 1-Year ATM Realized Volatility	13.000	01/25/2017		10	0	(8)	0	(8)
UAG	Pay	EUR versus CHF 1-Year ATM Realized Volatility	6.850	01/05/2017		2	0	5	5	0
	Receive	USD versus CHF 1-Year ATM Realized Volatility	8.750	01/05/2017		2	0	(1)	0	(1)

							$0	$43	$326	$(283)

Total Swap Agreements							$0	$150	$775	$(625)

56	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2016:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure (3)
AZD	$15	$0	$0	$15	$(14)	$0	$0	$(14)	$1	$0	$1
BOA	53	0	285	338	0	0	(362)	(362)	(24)	0	(24)
BPS	14	0	0	14	0	0	(2)	(2)	12	0	12
BRC	1	269	0	270	(4)	(307)	0	(311)	(41)	0	(41)
CBK	11	14	38	63	(4)	0	0	(4)	59	0	59
DUB	22	293	337	652	(230)	(217)	(97)	(544)	108	0	108
GLM	4	0	82	86	(6)	0	(69)	(75)	11	0	11
HUS	32	0	9	41	(12)	0	(61)	(73)	(32)	0	(32)
JPM	78	0	19	97	(25)	1	(33)	(57)	40	0	40
MSB	145	3	0	148	(16)	(19)	0	(35)	113	0	113
NAB	16	0	0	16	(6)	0	0	(6)	10	0	10
RBC	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
SCX	2	0	0	2	(16)	0	0	(16)	(14)	0	(14)
SOG	5	0	0	5	(27)	0	0	(27)	(22)	0	(22)
UAG	2	0	5	7	0	0	(1)	(1)	6	0	6

Total Over the Counter	$400	$579	$775	$1,754	$(361)	$(542)	$(625)	$(1,528)

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$17	$17

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$400	$0	$400
Purchased Options	0	0	0	310	269	579
Swap Agreements	3	0	446	326	0	775

	$3	$0	$446	$1,036	$269	$1,754

	$3	$0	$446	$1,036	$286	$1,771

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$20	$20

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$361	$0	$361
Written Options	0	0	0	235	307	542
Swap Agreements	0	0	342	283	0	625

	$0	$0	$342	$879	$307	$1,528

	$0	$0	$342	$879	$327	$1,548

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	57

Schedule of Investments PIMCO Multi-Strategy Alternative Fund (Cont.)

September 30, 2016 (Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$(12)	$0	$0	$(12)
Futures	0	0	0	0	(6)	(6)
Swap Agreements	0	0	0	0	15	15

	$0	$0	$(12)	$0	$9	$(3)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$98	$0	$98
Purchased Options	0	0	(6)	(34)	59	19
Written Options	0	0	0	32	(54)	(22)
Swap Agreements	(35)	0	18	93	0	76

	$(35)	$0	$12	$189	$5	$171

	$(35)	$0	$0	$189	$14	$168

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$18	$0	$0	$18
Swap Agreements	0	0	0	0	(17)	(17)

	$0	$0	$18	$0	$(17)	$1

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$103	$0	$103
Purchased Options	0	0	4	8	80	92
Written Options	0	0	0	(82)	(102)	(184)
Swap Agreements	7	0	80	(87)	0	0

	$7	$0	$84	$(58)	$(22)	$11

	$7	$0	$102	$(58)	$(39)	$12

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Investments in Securities, at Value
Short-Term Instruments
Short-Term Notes	$0	$1,300	$0	$1,300
U.S. Treasury Bills	0	1,698	0	1,698

	$0	$2,998	$0	$2,998

Investments in Affiliates, at Value
Mutual Funds	54,287	0	0	54,287
Short-Term Instruments
Central Funds Used for Cash Management Purposes	11,906	0	0	11,906

	$66,193	$0	$0	$66,193

Total Investments	$66,193	$2,998	$0	$69,191

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$17	$0	$17
Over the counter	0	1,754	0	1,754

	$0	$1,771	$0	$1,771

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(20)	0	(20)
Over the counter	0	(1,528)	0	(1,528)

	$0	$(1,548)	$0	$(1,548)

Totals	$66,193	$3,221	$0	$69,414

There were no significant transfers between Levels 1, 2, or 3 during the period ended September 30, 2016.

58	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Schedule of Investments PIMCO REALPATH® 2020 Fund

September 30, 2016 (Unaudited)

			MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 16.5%

SHORT-TERM INSTRUMENTS 16.5%

REPURCHASE AGREEMENTS (e) 0.3%
			$127

		PRINCIPAL AMOUNT (000S)
SHORT-TERM NOTES 0.5%
Federal Home Loan Bank
0.294% due 10/21/2016 (b)(c)		$200	200

JAPAN TREASURY BILLS 15.5%
(0.241)% due 11/28/2016 - 12/05/2016 (a)(b)	JPY	680,000	6,708

U.S. TREASURY BILLS 0.2%
0.481% due 03/09/2017 - 03/16/2017 (a)(b)		$76	76

Total Short-Term Instruments (Cost $7,039)			7,111

Total Investments in Securities (Cost $7,039)			7,111

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 82.6%

MUTUAL FUNDS (d) 70.4%
PIMCO CommodityRealReturn Strategy Fund®	127,797	$896
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	91,984	973
PIMCO High Yield Fund	374,528	3,307
PIMCO Income Fund	437,611	5,278
PIMCO Long Duration Total Return Fund	169,742	2,050
PIMCO Long-Term Credit Fund	168,016	2,068
PIMCO Real Return Asset Fund	466,131	4,065
PIMCO Real Return Fund	385,603	4,330
PIMCO RealEstateRealReturn Strategy Fund	145,091	1,222
PIMCO StocksPLUS® Fund	460,005	4,209
PIMCO Total Return Fund	195,363	2,024

Total Mutual Funds (Cost $29,011)		30,422

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 12.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 12.2%
PIMCO Short-Term Floating NAV Portfolio III	533,939	$5,279

Total Short-Term Instruments (Cost $5,278)		5,279

Total Investments in Affiliates (Cost $34,289)		35,701

Total Investments 99.1% (Cost $41,328)		$42,812

Financial Derivative Instruments (f)(g) 0.5% (Cost or Premiums, net $759)		207

Other Assets and Liabilities, net 0.4%		162

Net Assets 100.0%		$43,181

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND SHARES):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Coupon represents a yield to maturity.
(d)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	09/30/2016	10/03/2016	$127	U.S. Treasury Bonds 8.000% due 11/15/2021 (2)	$(130)	$127	$127

Total Repurchase Agreements						$(130)	$127	$127

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of September 30, 2016:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (3)
Global/Master Repurchase Agreement
SSB	$127	$0	$0	$127	$(130)	$(3)

Total Borrowings and Other Financing Transactions	$127	$0	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	59

Schedule of Investments PIMCO REALPATH® 2020 Fund (Cont.)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,700.000	12/16/2016	17	$36	$5
Put - CBOE S&P 500 Index	1,750.000	12/16/2016	17	44	6
Put - CBOE S&P 500 Index	1,775.000	03/17/2017	15	30	26
Put - CBOE S&P 500 Index	1,875.000	03/17/2017	16	48	43

				$158	$80

Total Purchased Options				$158	$80

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500 Index	1,500.000	12/16/2016	17	$(16)	$(2)
Put - CBOE S&P 500 Index	1,600.000	03/17/2017	16	(16)	(13)

				$(32)	$(15)

Total Written Options				$(32)	$(15)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation	Variation Margin
					Asset	Liability
E-mini S&P 500 Index December Futures	Long	12/2016	36	$29	$22	$0

Total Futures Contracts				$29	$22	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed (Pay) Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized (Depreciation)	Variation Margin
						Asset	Liability
CDX.IG-27 5-Year Index	(1.000)%	12/20/2021	$3,100	$(40)	$(10)	$0	$(5)

Total Swap Agreements				$(40)	$(10)	$0	$(5)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2016:

Cash of $243 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$80	$22	$0	$102	$(15)	$0	$(5)	$(20)

60	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	11/2016	PLN	125		$32	$0	$(1)
BPS	12/2016	JPY	500,000		4,860	0	(83)
	01/2017		$185	JPY	18,400	0	(2)
CBK	11/2016	JPY	50,000		$499	5	0
	11/2016	ZAR	132		10	0	0
JPM	10/2016	EUR	10		11	0	0
	10/2016		$67	AUD	89	1	0
	11/2016	JPY	30,000		$300	3	0
UAG	10/2016	EUR	65		73	0	0
	11/2016	JPY	100,000		999	11	0

Total Forward Foreign Currency Contracts						$20	$(86)

PURCHASED OPTIONS:

BARRIER OPTIONS ON INDICES

Counterparty	Description	Barrier Value	Expiration Date	# of Contracts	Cost	Market Value
DUB	Put - OTC S&P 500 Index U&I @ 2,061.000	10Y USD CMS 2.643	11/18/2016	1,198	$42	$ 0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000%	11/16/2020	$	4,300	$75	$5
JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	08/24/2021		4,400	174	20
MYC	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000	11/16/2020		5,400	114	6
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	08/24/2021		5,500	234	26

								$597	$57

Total Purchased Options								$639	$57

WRITTEN OPTIONS:

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2016:

	Balance at Beginning of Period	Sales	Closing Buys	Expirations	Exercised	Balance at End of Period
# of Contracts	26	36	0	(29)	0	33
Premiums	$(33)	$(35)	$ 0	$36	$ 0	$(32)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON U.S. MUNICIPAL ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2016 (2)	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
CBK	California State General Obligation Bonds, Series 2003	1.000%	12/20/2017	0.459%	$ 300	$(6)	$8	$2	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	61

Schedule of Investments PIMCO REALPATH® 2020 Fund (Cont.)

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/Receive (4)	Underlying Reference	# of Shares	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BPS	Receive	Vanguard FTSE Emerging Markets ETF	77,448	1-Month USD-LIBOR plus a specified spread	07/06/2017	$ 2,869	$0	$45	$45	$0
GST	Receive	Vanguard Small-Cap ETF	10,840	1-Month USD-LIBOR less a specified spread	07/06/2017	1,306	0	18	18	0
JPM	Receive	Vanguard FTSE Developed Markets ETF	110,403	1-Month USD-LIBOR less a specified spread	07/06/2017	4,061	0	69	69	0

							$0	$132	$132	$0

Total Swap Agreements							$(6)	$140	$134	$0

(4)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2016:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure (5)
BOA	$0	$5	$0	$5	$(1)	$0	$0	$(1)	$4	$0	$4
BPS	0	0	45	45	(85)	0	0	(85)	(40)	0	(40)
CBK	5	0	2	7	0	0	0	0	7	0	7
GST	0	0	18	18	0	0	0	0	18	0	18
JPM	4	20	69	93	0	0	0	0	93	0	93
MYC	0	32	0	32	0	0	0	0	32	0	32
UAG	11	0	0	11	0	0	0	0	11	0	11

Total Over the Counter	$20	$57	$134	$211	$(86)	$0	$0	$(86)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$80	$0	$0	$80
Futures	0	0	22	0	0	22

	$0	$0	$102	$0	$0	$102

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$20	$0	$20
Purchased Options	0	0	0	0	57	57
Swap Agreements	0	2	132	0	0	134

	$0	$2	$132	$20	$57	$211

	$0	$2	$234	$20	$57	$313

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$15	$0	$0	$15
Swap Agreements	0	5	0	0	0	5

	$0	$5	$15	$0	$0	$20

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$86	$0	$86

	$0	$5	$15	$86	$0	$106

62	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(158)	$0	$0	$(158)
Written Options	0	0	35	0	0	35
Futures	0	0	(25)	0	0	(25)
Swap Agreements	0	(6)	0	0	(67)	(73)

	$0	$(6)	$(148)	$0	$(67)	$(221)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$37	$0	$37
Swap Agreements	0	2	608	0	0	610

	$0	$2	$608	$37	$0	$647

	$0	$(4)	$460	$37	$(67)	$426

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$36	$0	$0	$36
Written Options	0	0	(3)	0	0	(3)
Futures	0	0	(31)	0	0	(31)
Swap Agreements	0	(10)	0	0	16	6

	$0	$(10)	$2	$0	$16	$8

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(81)	$0	$(81)
Purchased Options	0	0	(3)	0	(41)	(44)
Swap Agreements	0	0	130	0	0	130

	$0	$0	$127	$(81)	$(41)	$5

	$0	$(10)	$129	$(81)	$(25)	$13

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$127	$0	$127
Short-Term Notes	0	200	0	200
Japan Treasury Bills	0	6,708	0	6,708
U.S. Treasury Bills	0	76	0	76

	$0	$7,111	$0	$7,111

Investments in Affiliates, at Value
Mutual Funds	30,422	0	0	30,422
Short-Term Instruments
Central Funds Used for Cash Management Purposes	5,279	0	0	5,279

	$35,701	$0	$0	$35,701

Total Investments	$35,701	$7,111	$0	$42,812

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$22	$80	$0	$102
Over the counter	0	211	0	211

	$22	$291	$0	$313

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(20)	0	(20)
Over the counter	0	(86)	0	(86)

	$0	$(106)	$0	$(106)

Totals	$35,723	$7,296	$0	$43,019

There were no significant transfers between Levels 1, 2, or 3 during the period ended September 30, 2016.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	63

Schedule of Investments PIMCO REALPATH® 2025 Fund

			MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 15.7%

SHORT-TERM INSTRUMENTS 15.7%

REPURCHASE AGREEMENTS (d) 0.3%
			$104

		PRINCIPAL AMOUNT (000S)
JAPAN TREASURY BILLS 15.2%
(0.237)% due 11/28/2016 - 12/05/2016 (a)(b)	JPY	570,000	5,623

U.S. TREASURY BILLS 0.2%
0.480% due 03/09/2017 (a)(b)		$76	76

Total Short-Term Instruments (Cost $5,781)			5,803

Total Investments in Securities (Cost $5,781)			5,803

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 83.9%

MUTUAL FUNDS (c) 69.6%
PIMCO CommodityRealReturn Strategy Fund®	106,694	$748
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	44,119	467
PIMCO High Yield Fund	320,407	2,829
PIMCO Income Fund	291,568	3,516
PIMCO Long Duration Total Return Fund	153,352	1,852
PIMCO Long-Term Credit Fund	151,819	1,869
PIMCO Real Return Asset Fund	424,185	3,699
PIMCO Real Return Fund	200,224	2,249
PIMCO RealEstateRealReturn Strategy Fund	164,807	1,388
PIMCO StocksPLUS® Fund	689,299	6,307
PIMCO Total Return Fund	70,954	735

Total Mutual Funds (Cost $24,130)		25,659

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 14.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 14.3%
PIMCO Short-Term Floating NAV Portfolio III	533,475	$5,274

Total Short-Term Instruments (Cost $5,274)		5,274

Total Investments in Affiliates (Cost $29,404)		30,933

Total Investments 99.6% (Cost $35,185)		$36,736

Financial Derivative Instruments (e)(f) 0.6% (Cost or Premiums, net $594)		229

Other Assets and Liabilities, net (0.2)%		(91)

Net Assets 100.0%		$36,874

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND SHARES):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	09/30/2016	10/03/2016	$104	U.S. Treasury Notes 2.125% due 08/15/2021 (2)	$(110)	$104	$104

Total Repurchase Agreements						$(110)	$104	$104

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of September 30, 2016:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (3)
Global/Master Repurchase Agreement
SSB	$104	$0	$0	$104	$(110)	$(6)

Total Borrowings and Other Financing Transactions	$104	$0	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

64	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,700.000	12/16/2016	15	$32	$4
Put - CBOE S&P 500 Index	1,750.000	12/16/2016	15	39	5
Put - CBOE S&P 500 Index	1,775.000	03/17/2017	13	26	23
Put - CBOE S&P 500 Index	1,875.000	03/17/2017	13	38	35

				$135	$67

Total Purchased Options				$135	$67

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500 Index	1,500.000	12/16/2016	15	$(14)	$(1)
Put - CBOE S&P 500 Index	1,600.000	03/17/2017	13	(13)	(11)

				$(27)	$(12)

Total Written Options				$(27)	$(12)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation	Variation Margin
					Asset	Liability
E-mini S&P 500 Index December Futures	Long	12/2016	18	$20	$11	$0

Total Futures Contracts				$20	$11	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed (Pay) Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized (Depreciation)	Variation Margin
						Asset	Liability
CDX.IG-27 5-Year Index	(1.000)%	12/20/2021	$3,200	$(41)	$(10)	$0	$(5)

Total Swap Agreements				$(41)	$(10)	$0	$(5)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2016:

Cash of $175 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$67	$11	$0	$78	$(12)	$0	$(5)	$(17)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	65

Schedule of Investments PIMCO REALPATH® 2025 Fund (Cont.)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	11/2016	PLN	148		$38	$0	$(1)
BPS	12/2016	JPY	270,000		2,625	0	(44)
	01/2017		$62	JPY	6,200	0	(1)
CBK	11/2016	JPY	70,000		$699	7	0
JPM	10/2016	EUR	10		11	0	0
	10/2016	NZD	13		9	0	0
	10/2016		$48	AUD	63	1	0
	11/2016	JPY	60,000		$599	7	0
UAG	10/2016	EUR	102		114	0	(1)
	11/2016	JPY	170,000		1,699	18	0

Total Forward Foreign Currency Contracts						$33	$(47)

PURCHASED OPTIONS:

BARRIER OPTIONS ON INDICES

Counterparty	Description	Barrier Value	Expiration Date	# of Contracts	Cost	Market Value
DUB	Put - OTC S&P 500 Index U&I @ 2,061.000	10Y USD CMS 2.643	11/18/2016	1,049	$ 37	$ 0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000%	11/16/2020	$3,300	$57	$4

JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	08/24/2021	3,300	131	15

MYC	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000	11/16/2020	4,100	86	5
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	08/24/2021	4,200	179	19

							$453	$43

Total Purchased Options							$490	$43

WRITTEN OPTIONS:

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2016:

	Balance at Beginning of Period	Sales	Closing Buys	Expirations	Exercised	Balance at End of Period
# of Contracts	24	31	0	(27)	0	28
Premiums	$(31)	$(30)	$0	$34	$0	$(27)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON U.S. MUNICIPAL ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2016 (2)	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
CBK	California State General Obligation Bonds, Series 2003	1.000%	12/20/2017	0.459%	$ 200	$(4)	$6	$2	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

66	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/Receive (4)	Underlying Reference	# of Shares	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BPS	Receive	Vanguard FTSE Emerging Markets ETF	84,029	1-Month USD-LIBOR plus a specified spread	07/06/2017	$ 3,115	$0	$46	$46	$0
GST	Receive	Vanguard Small-Cap ETF	11,657	1-Month USD-LIBOR less a specified spread	07/06/2017	1,405	0	19	19	0
JPM	Receive	Vanguard FTSE Developed Markets ETF	114,453	1-Month USD-LIBOR less a specified spread	07/06/2017	4,209	0	72	72	0

							$0	$137	$137	$0

Total Swap Agreements							$(4)	$143	$139	$0

(4)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2016:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure (5)
BOA	$0	$4	$0	$4	$(1)	$0	$0	$(1)	$3	$0	$3
BPS	0	0	46	46	(45)	0	0	(45)	1	0	1
CBK	7	0	2	9	0	0	0	0	9	0	9
GST	0	0	19	19	0	0	0	0	19	0	19
JPM	8	15	72	95	0	0	0	0	95	0	95
MYC	0	24	0	24	0	0	0	0	24	(10)	14
UAG	18	0	0	18	(1)	0	0	(1)	17	0	17

Total Over the Counter	$33	$43	$139	$215	$(47)	$0	$0	$(47)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$67	$0	$0	$67
Futures	0	0	11	0	0	11

	$0	$0	$78	$0	$0	$78

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$33	$0	$33
Purchased Options	0	0	0	0	43	43
Swap Agreements	0	2	137	0	0	139

	$0	$2	$137	$33	$43	$215

	$0	$2	$215	$33	$43	$293

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$12	$0	$0	$12
Swap Agreements	0	5	0	0	0	5

	$0	$5	$12	$0	$0	$17

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$47	$0	$47

	$0	$5	$12	$47	$0	$64

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	67

Schedule of Investments PIMCO REALPATH® 2025 Fund (Cont.)

September 30, 2016 (Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2016:
	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(138)	$0	$0	$(138)
Written Options	0	0	33	0	0	33
Futures	0	0	7	0	0	7
Swap Agreements	0	(6)	0	0	(60)	(66)

	$0	$(6)	$(98)	$0	$(60)	$(164)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$19	$0	$19
Swap Agreements	0	1	681	0	0	682

	$0	$1	$681	$19	$0	$701

	$0	$(5)	$583	$19	$(60)	$537

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$29	$0	$0	$29
Written Options	0	0	(3)	0	0	(3)
Futures	0	0	(39)	0	0	(39)
Swap Agreements	0	(10)	0	0	16	6

	$0	$(10)	$(13)	$0	$16	$(7)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(25)	$0	$(25)
Purchased Options	0	0	(2)	0	(31)	(33)
Swap Agreements	0	0	137	0	0	137

	$0	$0	$135	$(25)	$(31)	$79

	$0	$(10)	$122	$(25)	$(15)	$72

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$104	$0	$104
Japan Treasury Bills	0	5,623	0	5,623
U.S. Treasury Bills	0	76	0	76

	$0	$5,803	$0	$5,803

Investments in Affiliates, at Value
Mutual Funds	25,659	0	0	25,659
Short-Term Instruments
Central Funds Used for Cash Management Purposes	5,274	0	0	5,274

	$30,933	$0	$0	$30,933

Total Investments	$30,933	$5,803	$0	$36,736

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$11	$67	$0	$78
Over the counter	0	215	0	215

	$11	$282	$0	$293

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(17)	0	(17)
Over the counter	0	(47)	0	(47)

	$0	$(64)	$0	$(64)

Totals	$30,944	$6,021	$0	$36,965

There were no significant transfers between Levels 1, 2, or 3 during the period ended September 30, 2016.

68	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Schedule of Investments PIMCO REALPATH® 2030 Fund

September 30, 2016 (Unaudited)

			MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 13.1%

SHORT-TERM INSTRUMENTS 13.1%

REPURCHASE AGREEMENTS (d) 0.4%
			$197

		PRINCIPAL AMOUNT (000S)
JAPAN TREASURY BILLS 12.3%
(0.228)% due 11/28/2016 (a)(b)	JPY	640,000	6,313

U.S. TREASURY BILLS 0.4%
0.476% due 03/02/2017 - 03/16/2017 (a)(b)		$183	183

Total Short-Term Instruments (Cost $6,746)			6,693

Total Investments in Securities (Cost $6,746)			6,693

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 85.8%

MUTUAL FUNDS (c) 73.2%
PIMCO CommodityRealReturn Strategy Fund®	146,682	$1,028
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	51,690	548
PIMCO High Yield Fund	439,282	3,879
PIMCO Income Fund	371,553	4,481
PIMCO Long Duration Total Return Fund	164,021	1,981
PIMCO Long-Term Credit Fund	158,098	1,946
PIMCO Real Return Asset Fund	445,836	3,888
PIMCO Real Return Fund	121,653	1,366
PIMCO RealEstateRealReturn Strategy Fund	335,515	2,825
PIMCO StocksPLUS® Fund	1,627,486	14,892
PIMCO Total Return Fund	57,753	598

Total Mutual Funds (Cost $34,639)		37,432

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 12.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 12.6%
PIMCO Short-Term Floating NAV Portfolio III	649,642	$6,422

Total Short-Term Instruments (Cost $6,422)		6,422

Total Investments in Affiliates (Cost $41,061)		43,854

Total Investments 98.9% (Cost $47,807)		$50,547

Financial Derivative Instruments (e)(f) 0.7% (Cost or Premiums, net $680)		333

Other Assets and Liabilities, net 0.4%		246

Net Assets 100.0%		$51,126

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND SHARES):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	09/30/2016	10/03/2016	$197	U.S. Treasury Notes 2.125% due 08/15/2021 (2)	$(205)	$197	$197

Total Repurchase Agreements						$(205)	$197	$197

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of September 30, 2016:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (3)
Global/Master Repurchase Agreement
SSB	$197	$0	$0	$197	$(205)	$(8)

Total Borrowings and Other Financing Transactions	$197	$0	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	69

Schedule of Investments PIMCO REALPATH® 2030 Fund (Cont.)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation	Variation Margin
					Asset	Liability
E-mini S&P 500 Index December Futures	Short	12/2016	9	$4	$0	$(5)

Total Futures Contracts				$4	$0	$(5)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed (Pay) Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized (Depreciation)	Variation Margin
						Asset	Liability
CDX.IG-27 5-Year Index	(1.000)%	12/20/2021	$5,300	$(67)	$(16)	$0	$(9)

Total Swap Agreements				$(67)	$(16)	$0	$(9)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2016:

Cash of $157 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$0	$0	$0	$(5)	$(9)	$(14)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received	Unrealized Appreciation/ (Depreciation)
					Asset	Liability
BOA	11/2016	PLN	247	$63	$0	$(1)
CBK	11/2016	JPY	160,000	1,598	17	0
FBF	11/2016	ZAR	428	31	0	(1)
GLM	10/2016	JPY	1,600	15	0	0
JPM	10/2016	EUR	16	18	0	0
	11/2016	JPY	120,000	1,199	13	0
UAG	10/2016	EUR	219	245	0	(2)
	11/2016	JPY	360,000	3,597	39	0

Total Forward Foreign Currency Contracts					$69	$(4)

70	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

PURCHASED OPTIONS:

BARRIER OPTIONS ON INDICES

Counterparty	Description	Barrier Value	Expiration Date	# of Contracts	Cost	Market Value
DUB	Put - OTC S&P 500 Index U&I @ 2,061.000	10Y USD CMS 2.643	11/18/2016	1,570	$55	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000%	11/16/2020	$	4,600	$80	$5

JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	08/24/2021		4,700	186	22

MYC	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000	11/16/2020		5,600	118	7
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	08/24/2021		5,800	247	27

								$631	$61

Total Purchased Options								$686	$61

WRITTEN OPTIONS:

AS OF SEPTEMBER 30, 2016, THERE WERE NO OPTION WRITTEN OPTIONS. TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2016:

	Balance at Beginning of Period	Sales	Closing Buys	Expirations	Exercised	Balance at End of Period
# of Contracts	0	6	0	(6)	0	0
Premiums	$0	$(5)	$0	$5	$0	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON U.S. MUNICIPAL ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2016 (2)	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
CBK	California State General Obligation Bonds, Series 2003	1.000%	12/20/2017	0.459%	$ 300	$(6)	$8	$2	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/Receive (4)	Underlying Reference	# of Shares	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BPS	Receive	Vanguard FTSE Emerging Markets ETF	132,042	1-Month USD-LIBOR plus a specified spread	07/06/2017	$ 4,892	$0	$75	$75	$0
GST	Receive	Vanguard Small-Cap ETF	16,700	1-Month USD-LIBOR less a specified spread	07/06/2017	2,013	0	28	28	0
JPM	Receive	Vanguard FTSE Developed Markets ETF	185,028	1-Month USD-LIBOR less a specified spread	07/06/2017	6,805	0	116	116	0

							$0	$219	$219	$0

Total Swap Agreements							$(6)	$227	$221	$0

(4)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	71

Schedule of Investments PIMCO REALPATH® 2030 Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2016:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure (5)
BOA	$0	$5	$0	$5	$(1)	$0	$0	$(1)	$4	$0	$4
BPS	0	0	75	75	0	0	0	0	75	0	75
CBK	17	0	2	19	0	0	0	0	19	0	19
FBF	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
GST	0	0	28	28	0	0	0	0	28	0	28
JPM	13	22	116	151	0	0	0	0	151	0	151
MYC	0	34	0	34	0	0	0	0	34	0	34
UAG	39	0	0	39	(2)	0	0	(2)	37	0	37

Total Over the Counter	$69	$61	$221	$351	$(4)	$0	$0	$(4)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$69	$0	$69
Purchased Options	0	0	0	0	61	61
Swap Agreements	0	2	219	0	0	221

	$0	$2	$219	$69	$61	$351

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$5	$0	$0	$5
Swap Agreements	0	9	0	0	0	9

	$0	$9	$5	$0	$0	$14

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4	$0	$4

	$0	$9	$5	$4	$0	$18

72	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(102)	$0	$0	$(102)
Written Options	0	0	5	0	0	5
Futures	0	0	12	0	0	12
Swap Agreements	0	(11)	0	0	(79)	(90)

	$0	$(11)	$(85)	$0	$(79)	$(175)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$16	$0	$16
Swap Agreements	0	2	1,070	0	0	1,072

	$0	$2	$1,070	$16	$0	$1,088

	$0	$(9)	$985	$16	$(79)	$913

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$79	$0	$0	$79
Futures	0	0	(95)	0	0	(95)
Swap Agreements	0	(16)	0	0	22	6

	$0	$(16)	$(16)	$0	$22	$(10)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$47	$0	$47
Purchased Options	0	0	(4)	0	(44)	(48)
Swap Agreements	0	0	219	0	0	219

	$0	$0	$215	$47	$(44)	$218

	$0	$(16)	$199	$47	$(22)	$208

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$197	$0	$197
Japan Treasury Bills	0	6,313	0	6,313
U.S. Treasury Bills	0	183	0	183

	$0	$6,693	$0	$6,693

Investments in Affiliates, at Value
Mutual Funds	37,432	0	0	37,432
Short-Term Instruments
Central Funds Used for Cash Management Purposes	6,422	0	0	6,422

	$43,854	$0	$0	$43,854

Total Investments	$43,854	$6,693	$0	$50,547

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Financial Derivative Instruments - Assets
Over the counter	$0	$351	$0	$351

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(5)	(9)	0	(14)
Over the counter	0	(4)	0	(4)

	$(5)	$(13)	$0	$(18)

Totals	$43,849	$7,031	$0	$50,880

There were no significant transfers between Levels 1, 2, or 3 during the period ended September 30, 2016.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	73

Schedule of Investments PIMCO REALPATH® 2035 Fund

			MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 15.5%

SHORT-TERM INSTRUMENTS 15.5%

REPURCHASE AGREEMENTS (d) 0.5%
			$166

		PRINCIPAL AMOUNT (000S)
JAPAN TREASURY BILLS 14.5%
(0.250)% due 10/17/2016 - 11/28/2016 (a)(b)	JPY	540,000	5,326

U.S. TREASURY BILLS 0.5%
0.484% due 03/09/2017 (a)(b)		$174	174

Total Short-Term Instruments (Cost $5,595)			5,666

Total Investments in Securities (Cost $5,595)			5,666

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 83.8%

MUTUAL FUNDS (c) 69.2%
PIMCO CommodityRealReturn Strategy Fund®	108,599	$761
PIMCO Emerging Local Bond Fund	40,925	306
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	35,539	376
PIMCO High Yield Fund	278,696	2,461
PIMCO Income Fund	235,365	2,839
PIMCO Long Duration Total Return Fund	70,621	853
PIMCO Long-Term Credit Fund	69,914	861
PIMCO Real Return Asset Fund	129,205	1,127
PIMCO Real Return Fund	66,817	750
PIMCO RealEstateRealReturn Strategy Fund	324,472	2,732
PIMCO StocksPLUS® Fund	1,300,373	11,898
PIMCO Total Return Fund	36,092	374

Total Mutual Funds (Cost $23,172)		25,338

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 14.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 14.6%
PIMCO Short-Term Floating NAV Portfolio III	541,833	$5,357

Total Short-Term Instruments (Cost $5,357)		5,357

Total Investments in Affiliates (Cost $28,529)		30,695

Total Investments 99.3% (Cost $34,124)		$36,361

Financial Derivative Instruments (e)(f) 0.4% (Cost or Premiums, net $443)		151

Other Assets and Liabilities, net 0.3%		88

Net Assets 100.0%		$36,600

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND SHARES):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	09/30/2016	10/03/2016	$166	U.S. Treasury Notes 2.125% due 08/15/2021 (2)	$(173)	$166	$166

Total Repurchase Agreements						$(173)	$166	$166

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of September 30, 2016:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (3)
Global/Master Repurchase Agreement
SSB	$166	$0	$0	$166	$(173)	$(7)

Total Borrowings and Other Financing Transactions	$166	$0	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

74	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation	Variation Margin
					Asset	Liability
E-mini S&P 500 Index December Futures	Short	12/2016	7	$3	$0	$(4)

Total Futures Contracts				$3	$0	$(4)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed (Pay) Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized (Depreciation)	Variation Margin
						Asset	Liability
CDX.IG-27 5-Year Index	(1.000)%	12/20/2021	$4,500	$(57)	$(14)	$0	$(7)

Total Swap Agreements				$(57)	$(14)	$0	$(7)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2016:

Cash of $150 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$0	$0	$0	$(4)	$(7)	$(11)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	11/2016	PLN	226		$58	$0	$(1)
CBK	11/2016	JPY	80,000		799	9	0
	11/2016	ZAR	189		14	0	0
GLM	10/2016	JPY	2,300		22	0	(1)
	10/2016		$38	EUR	34	0	0
JPM	10/2016	EUR	31		$35	0	0
	11/2016	JPY	50,000		499	6	0
UAG	10/2016	EUR	70		78	0	(1)
	10/2016	JPY	250,000		2,380	0	(86)
	11/2016		160,000		1,599	17	0

Total Forward Foreign Currency Contracts						$32	$(89)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	75

Schedule of Investments PIMCO REALPATH® 2035 Fund (Cont.)

PURCHASED OPTIONS:

BARRIER OPTIONS ON INDICES

Counterparty	Description	Barrier Value	Expiration Date	# of Contracts	Cost	Market Value
DUB	Put - OTC S&P 500 Index U&I @ 2,061.000	10Y USD CMS 2.643	11/18/2016	1,104	$39	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000%	11/16/2020	$	2,900	$50	$4

JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	08/24/2021		3,100	123	14

MYC	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000	11/16/2020		3,700	78	4
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	08/24/2021		3,700	157	17

								$408	$39

Total Purchased Options								$447	$39

WRITTEN OPTIONS:

AS OF SEPTEMBER 30, 2016, THERE WERE NO OPTION WRITTEN OPTIONS. TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2016:

	Balance at Beginning of Period	Sales	Closing Buys	Expirations	Exercised	Balance at End of Period
# of Contracts	0	5	0	(5)	0	0
Premiums	$0	$(4)	$ 0	$4	$ 0	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON U.S. MUNICIPAL ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2016 (2)	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
CBK	California State General Obligation Bonds, Series 2003	1.000%	12/20/2017	0.459%	$ 200	$(4)	$5	$1	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/Receive (4)	Underlying Reference	# of Shares	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BPS	Receive	Vanguard FTSE Emerging Markets ETF	104,393	1-Month USD-LIBOR plus a specified spread	07/06/2017	$ 3,868	$0	$60	$60	$0
GST	Receive	Vanguard Small-Cap ETF	14,347	1-Month USD-LIBOR less a specified spread	07/06/2017	1,729	0	24	24	0
JPM	Receive	Vanguard FTSE Developed Markets ETF	152,267	1-Month USD-LIBOR less a specified spread	07/06/2017	5,600	0	95	95	0

							$0	$179	$179	$0

Total Swap Agreements							$(4)	$184	$180	$0

(4)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

76	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2016:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure (5)
BOA	$0	$4	$0	$4	$(1)	$0	$0	$(1)	$3	$0	$3
BPS	0	0	60	60	0	0	0	0	60	0	60
CBK	9	0	1	10	0	0	0	0	10	0	10
GLM	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
GST	0	0	24	24	0	0	0	0	24	0	24
JPM	6	14	95	115	0	0	0	0	115	0	115
MYC	0	21	0	21	0	0	0	0	21	(10)	11
UAG	17	0	0	17	(87)	0	0	(87)	(70)	0	(70)

Total Over the Counter	$32	$39	$180	$251	$(89)	$0	$0	$(89)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$32	$0	$32
Purchased Options	0	0	0	0	39	39
Swap Agreements	0	1	179	0	0	180

	$0	$1	$179	$32	$39	$251

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$4	$0	$0	$4
Swap Agreements	0	7	0	0	0	7

	$0	$7	$4	$0	$0	$11

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$89	$0	$89

	$0	$7	$4	$89	$0	$100

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(70)	$0	$0	$(70)
Written Options	0	0	4	0	0	4
Futures	0	0	2	0	0	2
Swap Agreements	0	(9)	0	0	(46)	(55)

	$0	$(9)	$(64)	$0	$(46)	$(119)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$11	$0	$11
Swap Agreements	0	1	939	0	0	940

	$0	$1	$939	$11	$0	$951

	$0	$(8)	$875	$11	$(46)	$832

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	77

Schedule of Investments PIMCO REALPATH® 2035 Fund (Cont.)

September 30, 2016 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$53	$0	$0	$53
Futures	0	0	(86)	0	0	(86)
Swap Agreements	0	(14)	0	0	13	(1)

	$0	$(14)	$(33)	$0	$13	$(34)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(74)	$0	$(74)
Purchased Options	0	0	(3)	0	(29)	(32)
Swap Agreements	0	0	180	0	0	180

	$0	$0	$177	$(74)	$(29)	$74

	$0	$(14)	$144	$(74)	$(16)	$40

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$166	$0	$166
Japan Treasury Bills	0	5,326	0	5,326
U.S. Treasury Bills	0	174	0	174

	$0	$5,666	$0	$5,666

Investments in Affiliates, at Value
Mutual Funds	25,338	0	0	25,338
Short-Term Instruments
Central Funds Used for Cash Management Purposes	5,357	0	0	5,357

	$30,695	$0	$0	$30,695

Total Investments	$30,695	$5,666	$0	$36,361

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Financial Derivative Instruments - Assets
Over the counter	$0	$251	$0	$251

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(4)	(7)	0	(11)
Over the counter	0	(89)	0	(89)

	$(4)	$(96)	$0	$(100)

Totals	$30,691	$5,821	$0	$36,512

There were no significant transfers between Levels 1, 2, or 3 during the period ended September 30, 2016.

78	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Schedule of Investments PIMCO REALPATH® 2040 Fund

September 30, 2016 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 15.9%

SHORT-TERM INSTRUMENTS 15.9%

JAPAN TREASURY BILLS 15.3%
(0.253)% due 10/17/2016 - 11/28/2016 (a)(b)	JPY	770,000	$7,595

U.S. TREASURY BILLS 0.6%
0.476% due 03/02/2017 - 03/16/2017 (a)(b)		$282	281

Total Short-Term Instruments (Cost $7,751)			7,876

Total Investments in Securities (Cost $7,751)			7,876

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 84.0%

MUTUAL FUNDS (c) 67.1%
PIMCO CommodityRealReturn Strategy Fund®	148,718	$1,043
PIMCO Emerging Local Bond Fund	125,983	942
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	48,651	515
PIMCO High Yield Fund	283,509	2,503
PIMCO Income Fund	248,965	3,003
PIMCO Long Duration Total Return Fund	67,250	812
PIMCO Long-Term Credit Fund	66,599	820
PIMCO Real Return Asset Fund	117,876	1,028
PIMCO Real Return Fund	91,478	1,027
PIMCO RealEstateRealReturn Strategy Fund	464,030	3,907
PIMCO StocksPLUS® Fund	1,889,294	17,287
PIMCO Total Return Fund	49,412	512

Total Mutual Funds (Cost $30,553)		33,399

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 16.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 16.9%
PIMCO Short-Term Floating NAV Portfolio III	850,566	$8,409

Total Short-Term Instruments (Cost $8,409)		8,409

Total Investments in Affiliates (Cost $38,962)		41,808

Total Investments 99.9% (Cost $46,713)		$49,684

Financial Derivative Instruments (d)(e) 0.4% (Cost or Premiums, net $597)		198

Other Assets and Liabilities, net (0.3)%		(125)

Net Assets 100.0%		$49,757

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND SHARES):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Institutional Class Shares of each Fund.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation	Variation Margin
					Asset	Liability
E-mini S&P 500 Index December Futures	Short	12/2016	9	$4	$0	$(5)

Total Futures Contracts				$4	$0	$(5)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed (Pay) Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized (Depreciation)	Variation Margin
						Asset	Liability
CDX.IG-27 5-Year Index	(1.000)%	12/20/2021	$5,800	$(74)	$(18)	$0	$(10)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	2.500%	06/15/2046	$98	$(17)	$(12)	$2	$0

Total Swap Agreements					$(91)	$(30)	$2	$(10)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	79

Schedule of Investments PIMCO REALPATH® 2040 Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2016:

Cash of $178 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability				Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures		Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$2	$2	$0		$(5)		$(10)	$(15)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	11/2016	PLN	198		$51	$0	$(1)
CBK	11/2016	JPY	90,000		899	9	0
	11/2016	ZAR	192		14	0	0
GLM	10/2016	JPY	3,400		33	0	(1)
	10/2016		$53	EUR	47	0	0
JPM	10/2016	EUR	43		$48	0	0
	11/2016	JPY	70,000		699	8	0
UAG	10/2016	EUR	199		222	0	(1)
	10/2016	JPY	410,000		3,904	0	(142)
	11/2016		200,000		1,998	22	0

Total Forward Foreign Currency Contracts						$39	$(145)

PURCHASED OPTIONS:

BARRIER OPTIONS ON INDICES

Counterparty	Description	Barrier Value	Expiration Date	# of Contracts	Cost	Market Value
DUB	Put - OTC S&P 500 Index U&I @ 2,061.000	10Y USD CMS 2.643	11/18/2016	1,340	$47	$ 0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000%	11/16/2020	$4,100	$71	$5
JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	08/24/2021	4,200	166	19
MYC	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000	11/16/2020	4,900	104	6
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	08/24/2021	5,000	213	23

							$554	$53

Total Purchased Options							$601	$53

WRITTEN OPTIONS:

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR PERIOD ENDED SEPTEMBER 30, 2016:

	Balance at Beginning of Period	Sales	Closing Buys	Expirations	Exercised	Balance at End of Period
# of Contracts	0	7	0	(7)	0	0
Premiums	$0	$(6)	$ 0	$6	$ 0	$0

As of September 30, 2016, there were no open written options.

80	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON U.S. MUNICIPAL ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2016 (2)	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
CBK	California State General Obligation Bonds, Series 2003	1.000%	12/20/2017	0.459%	$ 200	$(4)	$5	$1	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/Receive (4)	Underlying Reference	# of Shares	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BPS	Receive	Vanguard FTSE Emerging Markets ETF	155,181	1-Month USD-LIBOR plus a specified spread	07/06/2017	$ 5,749	$0	$89	$89	$0
GST	Receive	Vanguard Small-Cap ETF	20,419	1-Month USD-LIBOR less a specified spread	07/06/2017	2,461	0	34	34	0
JPM	Receive	Vanguard FTSE Developed Markets ETF	223,099	1-Month USD-LIBOR less a specified spread	07/06/2017	8,206	0	140	140	0

							$0	$263	$263	$0

Total Swap Agreements							$(4)	$268	$264	$0

(4)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2016:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure (5)
BOA	$0	$5	$0	$5	$(1)	$0	$0	$(1)	$4	$0	$4
BPS	0	0	89	89	0	0	0	0	89	0	89
CBK	9	0	1	10	0	0	0	0	10	0	10
GLM	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
GST	0	0	34	34	0	0	0	0	34	0	34
JPM	8	19	140	167	0	0	0	0	167	(260)	(93)
MYC	0	29	0	29	0	0	0	0	29	(70)	(41)
UAG	22	0	0	22	(143)	0	0	(143)	(121)	0	(121)

Total Over the Counter	$39	$53	$264	$356	$(145)	$0	$0	$(145)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	81

Schedule of Investments PIMCO REALPATH® 2040 Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$2	$2

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$39	$0	$39
Purchased Options	0	0	0	0	53	53
Swap Agreements	0	1	263	0	0	264

	$0	$1	$263	$39	$53	$356

	$0	$1	$263	$39	$55	$358

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$5	$0	$0	$5
Swap Agreements	0	10	0	0	0	10

	$0	$10	$5	$0	$0	$15

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$145	$0	$145

	$0	$10	$5	$145	$0	$160

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(88)	$0	$0	$(88)
Written Options	0	0	6	0	0	6
Futures	0	0	(14)	0	0	(14)
Swap Agreements	0	(11)	0	0	(57)	(68)

	$0	$(11)	$(96)	$0	$(57)	$(164)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$17	$0	$17
Swap Agreements	0	1	1,287	0	0	1,288

	$0	$1	$1,287	$17	$0	$1,305

	$0	$(10)	$1,191	$17	$(57)	$1,141

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$66	$0	$0	$66
Futures	0	0	(119)	0	0	(119)
Swap Agreements	0	(17)	0	0	6	(11)

	$0	$(17)	$(53)	$0	$6	$(64)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(119)	$0	$(119)
Purchased Options	0	0	(3)	0	(39)	(42)
Swap Agreements	0	0	261	0	0	261

	$0	$0	$258	$(119)	$(39)	$100

	$0	$(17)	$205	$(119)	$(33)	$36

82	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Investments in Securities, at Value
Short-Term Instruments
Japan Treasury Bills	$0	$7,595	$0	$7,595
U.S. Treasury Bills	0	281	0	281

	$0	$7,876	$0	$7,876

Investments in Affiliates, at Value
Mutual Funds	33,399	0	0	33,399
Short-Term Instruments
Central Funds Used for Cash Management Purposes	8,409	0	0	8,409

	$41,808	$0	$0	$41,808

Total Investments	$41,808	$7,876	$0	$49,684

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$2	$0	$2
Over the counter	0	356	0	356

	$0	$358	$0	$358

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(5)	(10)	0	(15)
Over the counter	0	(145)	0	(145)

	$(5)	$(155)	$0	$(160)

Totals	$41,803	$8,079	$0	$49,882

There were no significant transfers between Levels 1, 2, or 3 during the period ended September 30, 2016.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	83

Schedule of Investments PIMCO REALPATH® 2045 Fund

			MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 15.9%

SHORT-TERM INSTRUMENTS 15.9%

REPURCHASE AGREEMENTS (d) 0.6%
			$264

		PRINCIPAL AMOUNT (000S)
JAPAN TREASURY BILLS 14.7%
(0.256)% due 10/17/2016 - 11/28/2016 (a)(b)	JPY	680,000	6,707

U.S. TREASURY BILLS 0.6%
0.481% due 03/09/2017 (a)(b)		$262	262

Total Short-Term Instruments (Cost $7,099)			7,233

Total Investments in Securities (Cost $7,099)			7,233

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 83.5%

MUTUAL FUNDS (c) 64.4%
PIMCO CommodityRealReturn Strategy Fund®	132,359	$928
PIMCO Emerging Local Bond Fund	121,271	907
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	41,631	440
PIMCO High Yield Fund	150,395	1,328
PIMCO Income Fund	148,340	1,789
PIMCO Long Duration Total Return Fund	54,884	663
PIMCO Long-Term Credit Fund	56,742	699
PIMCO Real Return Asset Fund	104,114	908
PIMCO Real Return Fund	81,266	913
PIMCO RealEstateRealReturn Strategy Fund	422,945	3,561
PIMCO StocksPLUS® Fund	1,825,824	16,706
PIMCO Total Return Fund	41,827	433

Total Mutual Funds (Cost $26,917)		29,275

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 19.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 19.1%
PIMCO Short-Term Floating NAV Portfolio III	877,703	$8,677

Total Short-Term Instruments (Cost $8,677)		8,677

Total Investments in Affiliates (Cost $35,594)		37,952

Total Investments 99.4% (Cost $42,693)		$45,185

Financial Derivative Instruments (e)(f) 0.3% (Cost or Premiums, net $255)		150

Other Assets and Liabilities, net 0.3%		136

Net Assets 100.0%		$45,471

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND SHARES):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	09/30/2016	10/03/2016	$264	U.S. Treasury Notes 2.125% due 08/15/2021 (2)	$(273)	$264	$264

Total Repurchase Agreements						$(273)	$264	$264

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of September 30, 2016:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (3)
Global/Master Repurchase Agreement
SSB	$264	$0	$0	$264	$(273)	$(9)

Total Borrowings and Other Financing Transactions	$264	$0	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

84	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation	Variation Margin
					Asset	Liability
E-mini S&P 500 Index December Futures	Short	12/2016	8	$3	$0	$(5)

Total Futures Contracts				$3	$0	$(5)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed (Pay) Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized (Depreciation)	Variation Margin
						Asset	Liability
CDX.IG-27 5-Year Index	(1.000)%	12/20/2021	$4,200	$(54)	$(13)	$0	$(7)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	2.500%	06/15/2046	$200	$(34)	$(25)	$4	$0

Total Swap Agreements					$(88)	$(38)	$4	$(7)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2016:

Cash of $164 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$4	$4	$0	$(5)	$(7)	$(12)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
Counterparty						Asset	Liability
BOA	11/2016	PLN	139		$35	$0	$(1)
CBK	11/2016	JPY	70,000		699	8	0
GLM	10/2016		2,400		23	0	0
	10/2016		$48	EUR	43	0	0
JPM	10/2016	EUR	39		$44	0	0
	11/2016	JPY	50,000		500	5	0
UAG	10/2016	EUR	104		116	0	(1)
	10/2016	JPY	410,000		3,904	0	(142)
	11/2016		150,000		1,499	16	0

Total Forward Foreign Currency Contracts						$29	$(144)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	85

Schedule of Investments PIMCO REALPATH® 2045 Fund (Cont.)

PURCHASED OPTIONS:

BARRIER OPTIONS ON INDICES

Counterparty	Description	Barrier Value	Expiration Date	# of Contracts	Cost	Market Value
DUB	Put - OTC S&P 500 Index U&I @ 2,061.000	10Y USD CMS 2.643	11/18/2016	805	$28	$ 0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000%	11/16/2020	$	1,700	$30	$2
JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	08/24/2021		1,700	67	8
MYC	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000	11/16/2020		2,000	42	2
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	08/24/2021		2,100	90	10

								$229	$22

Total Purchased Options								$257	$22

WRITTEN OPTIONS:

AS OF SEPTEMBER 30, 2016, THERE WERE NO OPEN WRITTEN OPTIONS. TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR PERIOD ENDED SEPTEMBER 30, 2016:

	Balance at Beginning of Period	Sales	Closing Buys	Expirations	Exercised	Balance at End of Period
# of Contracts	0	5	0	(5)	0	0
Premiums	$0	$(4)	$0	$4	$0	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON U.S. MUNICIPAL ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2016 (2)	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
CBK	California State General Obligation Bonds, Series 2003	1.000%	12/20/2017	0.459%	$ 100	$(2)	$3	$1	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/Receive (4)	Underlying Reference	# of Shares	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BPS	Receive	Vanguard FTSE Emerging Markets ETF	153,781	1-Month USD-LIBOR plus a specified spread	07/06/2017	$ 5,701	$0	$84	$84	$0
GST	Receive	Vanguard Small-Cap ETF	18,622	1-Month USD-LIBOR less a specified spread	07/06/2017	2,244	0	31	31	0
JPM	Receive	Vanguard FTSE Developed Markets ETF	215,948	1-Month USD-LIBOR less a specified spread	07/06/2017	7,943	0	135	135	0

							$0	$250	$250	$0

Total Swap Agreements							$(2)	$253	$251	$0

(4)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

86	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2016:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure (5)
BOA	$0	$2	$0	$2	$(1)	$0	$0	$(1)	$1	$0	$1
BPS	0	0	84	84	0	0	0	0	84	0	84
CBK	8	0	1	9	0	0	0	0	9	0	9
GST	0	0	31	31	0	0	0	0	31	0	31
JPM	5	8	135	148	0	0	0	0	148	0	148
MYC	0	12	0	12	0	0	0	0	12	0	12
UAG	16	0	0	16	(143)	0	0	(143)	(127)	0	(127)

Total Over the Counter	$29	$22	$251	$302	$(144)	$0	$0	$(144)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$4	$4

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$29	$0	$29
Purchased Options	0	0	0	0	22	22
Swap Agreements	0	1	250	0	0	251

	$0	$1	$250	$29	$22	$302

	$0	$1	$250	$29	$26	$306

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$5	$0	$0	$5
Swap Agreements	0	7	0	0	0	7

	$0	$7	$5	$0	$0	$12

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$144	$0	$144

	$0	$7	$5	$144	$0	$156

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	87

Schedule of Investments PIMCO REALPATH® 2045 Fund (Cont.)

September 30, 2016 (Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(50)	$0	$0	$(50)
Written Options	0	0	4	0	0	4
Futures	0	0	(14)	0	0	(14)
Swap Agreements	0	(8)	0	0	(22)	(30)

	$0	$(8)	$(60)	$0	$(22)	$(90)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6	$0	$6
Swap Agreements	0	0	1,023	0	0	1,023

	$0	$0	$1,023	$6	$0	$1,029

	$0	$(8)	$963	$6	$(22)	$939

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$36	$0	$0	$36
Futures	0	0	(82)	0	0	(82)
Swap Agreements	0	(13)	0	0	(12)	(25)

	$0	$(13)	$(46)	$0	$(12)	$(71)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(118)	$0	$(118)
Purchased Options	0	0	(2)	0	(16)	(18)
Swap Agreements	0	0	248	0	0	248

	$0	$0	$246	$(118)	$(16)	$112

	$0	$(13)	$200	$(118)	$(28)	$41

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$264	$0	$264
Japan Treasury Bills	0	6,707	0	6,707
U.S. Treasury Bills	0	262	0	262

	$0	$7,233	$0	$7,233

Investments in Affiliates, at Value
Mutual Funds	29,275	0	0	29,275
Short-Term Instruments
Central Funds Used for Cash Management Purposes	8,677	0	0	8,677

	$37,952	$0	$0	$37,952

Total Investments	$37,952	$7,233	$0	$45,185

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$4	$0	$4
Over the counter	0	302	0	302

	$0	$306	$0	$306

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(5)	(7)	0	(12)
Over the counter	0	(144)	0	(144)

	$(5)	$(151)	$0	$(156)

Totals	$37,947	$7,388	$0	$45,335

There were no significant transfers between Levels 1, 2, or 3 during the period ended September 30, 2016.

88	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Schedule of Investments PIMCO REALPATH® 2050 Fund

September 30, 2016 (Unaudited)

			MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 16.8%

SHORT-TERM INSTRUMENTS 16.8%

REPURCHASE AGREEMENTS (e) 0.4%
			$231

		PRINCIPAL AMOUNT (000S)
JAPAN TREASURY BILLS 14.7%
(0.275)% due 10/17/2016 (b)(c)	JPY	900,000	8,876

U.S. TREASURY BILLS 1.7%
0.465% due 03/02/2017 - 03/16/2017 (a)(b)(h)		$1,018	1,016

Total Short-Term Instruments (Cost $9,782)			10,123

Total Investments in Securities (Cost $9,782)			10,123

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 82.9%

MUTUAL FUNDS (d) 64.3%
PIMCO CommodityRealReturn Strategy Fund®	177,688	$1,246
PIMCO Emerging Local Bond Fund	167,287	1,251
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	58,124	615
PIMCO High Yield Fund	177,208	1,565
PIMCO Income Fund	174,995	2,110
PIMCO Long Duration Total Return Fund	75,366	910
PIMCO Long-Term Credit Fund	74,620	919
PIMCO Real Return Asset Fund	84,590	738
PIMCO Real Return Fund	109,294	1,227
PIMCO RealEstateRealReturn Strategy Fund	563,820	4,747
PIMCO StocksPLUS® Fund	2,495,763	22,836
PIMCO Total Return Fund	59,052	612

Total Mutual Funds (Cost $34,960)		38,776

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 18.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 18.6%
PIMCO Short-Term Floating NAV Portfolio III	1,136,400	$11,235

Total Short-Term Instruments (Cost $11,235)		11,235

Total Investments in Affiliates (Cost $46,195)		50,011

Total Investments 99.7% (Cost $55,977)		$60,134

Financial Derivative Instruments (f)(g) 0.1% (Cost or Premiums, net $440)		46

Other Assets and Liabilities, net 0.2%		112

Net Assets 100.0%		$60,292

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND SHARES):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Coupon represents a yield to maturity.
(d)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	09/30/2016	10/03/2016	$231	U.S. Treasury Notes 2.125% due 08/15/2021 (2)	$(236)	$231	$231

Total Repurchase Agreements						$(236)	$231	$231

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of September 30, 2016:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (3)
Global/Master Repurchase Agreement
SSB	$231	$0	$0	$231	$(236)	$(5)

Total Borrowings and Other Financing Transactions	$231	$0	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	89

Schedule of Investments PIMCO REALPATH® 2050 Fund (Cont.)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation	Variation Margin
					Asset	Liability
E-mini S&P 500 Index December Futures	Short	12/2016	11	$5	$0	$(7)

Total Futures Contracts				$5	$0	$(7)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed (Pay) Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized (Depreciation)	Variation Margin
						Asset	Liability
CDX.IG-27 5-Year Index	(1.000)%	12/20/2021	$8,900	$(113)	$(27)	$0	$(14)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	2.500%	06/15/2046	$310	$(53)	$(30)	$6	$0

Total Swap Agreements					$(166)	$(57)	$6	$(14)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2016:

Cash of $326 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$6	$6	$0	$(7)	$(14)	$(21)

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	11/2016	PLN	249		$64	$0	$(1)
GLM	10/2016	JPY	6,500		63	0	(1)
	10/2016		$64	EUR	57	0	0
JPM	10/2016	EUR	52		$58	0	0
UAG	10/2016		202		225	0	(2)
	10/2016	JPY	900,000		8,569	0	(311)

Total Forward Foreign Currency Contracts						$0	$(315)

90	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

PURCHASED OPTIONS:

BARRIER OPTIONS ON INDICES

Counterparty	Description	Barrier Value	Expiration Date	# of Contracts	Cost	Market Value
DUB	Put - OTC S&P 500 Index U&I @ 2,061.000	10Y USD CMS 2.643	11/18/2016	1,473	$52	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000%	11/16/2020	$	2,900	$50	$4
JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	08/24/2021		2,900	115	13
MYC	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000	11/16/2020		3,500	74	4
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	08/24/2021		3,600	153	17

								$392	$38

Total Purchased Options								$444	$38

WRITTEN OPTIONS:

AS OF SEPTEMBER 30, 2016, THERE WERE NO OPEN WRITTEN OPTIONS. TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR PERIOD ENDED SEPTEMBER 30, 2016:

	Balance at Beginning of Period	Sales	Closing Buys	Expirations	Exercised	Balance at End of Period
# of Contracts	0	11	0	(11)	0	0
Premiums	$0	$(9)	$ 0	$9	$ 0	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON U.S. MUNICIPAL ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2016 (2)	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
CBK	California State General Obligation Bonds, Series 2003	1.000%	12/20/2017	0.459%	$ 200	$(4)	$5	$1	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/Receive (4)	Underlying Reference	# of Shares	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BPS	Receive	Vanguard FTSE Emerging Markets ETF	206,712	1-Month USD-LIBOR plus a specified spread	07/06/2017	$ 7,662	$0	$115	$115	$0
GST	Receive	Vanguard Small-Cap ETF	24,381	1-Month USD-LIBOR less a specified spread	07/06/2017	2,938	0	41	41	0
JPM	Receive	Vanguard FTSE Developed Markets ETF	289,021	1-Month USD-LIBOR less a specified spread	07/06/2017	10,630	0	181	181	0

							$0	$337	$337	$0

Total Swap Agreements							$(4)	$342	$338	$0

(4)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	91

Schedule of Investments PIMCO REALPATH® 2050 Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2016:

(h)	Securities with an aggregate market value of $382 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure (5)
BOA	$0	$4	$0	$4	$(1)	$0	$0	$(1)	$3	$0	$3
BPS	0	0	115	115	0	0	0	0	115	0	115
CBK	0	0	1	1	0	0	0	0	1	0	1
GLM	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
GST	0	0	41	41	0	0	0	0	41	0	41
JPM	0	13	181	194	0	0	0	0	194	(318)	(124)
MYC	0	21	0	21	0	0	0	0	21	(10)	11
UAG	0	0	0	0	(313)	0	0	(313)	(313)	382	69

Total Over the Counter	$0	$38	$338	$376	$(315)	$0	$0	$(315)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$6	$6

Over the counter
Purchased Options	$0	$0	$0	$0	$38	$38
Swap Agreements	0	1	337	0	0	338

	$0	$1	$337	$0	$38	$376

	$0	$1	$337	$0	$44	$382

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$7	$0	$0	$7
Swap Agreements	0	14	0	0	0	14

	$0	$14	$7	$0	$0	$21

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$315	$0	$315

	$0	$14	$7	$315	$0	$336

92	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(85)	$0	$0	$(85)
Written Options	0	0	9	0	0	9
Futures	0	0	(46)	0	0	(46)
Swap Agreements	0	(17)	0	0	(70)	(87)

	$0	$(17)	$(122)	$0	$(70)	$(209)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$21	$0	$21
Swap Agreements	0	1	1,931	0	0	1,932

	$0	$1	$1,931	$21	$0	$1,953

	$0	$(16)	$1,809	$21	$(70)	$1,744

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$57	$0	$0	$57
Futures	0	0	(176)	0	0	(176)
Swap Agreements	0	(28)	0	0	(10)	(38)

	$0	$(28)	$(119)	$0	$(10)	$(157)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(333)	$0	$(333)
Purchased Options	0	0	(3)	0	(27)	(30)
Swap Agreements	0	0	337	0	0	337

	$0	$0	$334	$(333)	$(27)	$(26)

	$0	$(28)	$215	$(333)	$(37)	$(183)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$231	$0	$231
Japan Treasury Bills	0	8,876	0	8,876
U.S. Treasury Bills	0	1,016	0	1,016

	$0	$10,123	$0	$10,123

Investments in Affiliates, at Value
Mutual Funds	38,776	0	0	38,776
Short-Term Instruments
Central Funds Used for Cash Management Purposes	11,235	0	0	11,235

	$50,011	$0	$0	$50,011

Total Investments	$50,011	$10,123	$0	$60,134

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$6	$0	$6
Over the counter	0	376	0	376

	$0	$382	$0	$382

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(7)	(14)	0	(21)
Over the counter	0	(315)	0	(315)

	$(7)	$(329)	$0	$(336)

Totals	$50,004	$10,176	$0	$60,180

There were no significant transfers between Levels 1, 2, or 3 during the period ended September 30, 2016.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	93

Schedule of Investments PIMCO REALPATH® 2055 Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 14.8%

SHORT-TERM INSTRUMENTS 14.8%

JAPAN TREASURY BILLS 14.8%
(0.259)% due 10/17/2016 - 11/28/2016 (a)(b)	JPY	60,000	$592

Total Short-Term Instruments (Cost $578)			592

Total Investments in Securities (Cost $578)			592

		SHARES
INVESTMENTS IN AFFILIATES 82.7%

MUTUAL FUNDS (c) 63.5%
PIMCO Commodity RealReturn Strategy Fund®		11,571	81
PIMCO Emerging Local Bond Fund		10,410	78

	SHARES	MARKET VALUE (000S)
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	3,787	$40
PIMCO High Yield Fund	11,030	97
PIMCO Income Fund	11,709	141
PIMCO Long Duration Total Return Fund	4,837	59
PIMCO Long-Term Credit Fund	4,629	57
PIMCO Real Return Asset Fund	4,242	37
PIMCO Real Return Fund	7,009	79
PIMCO RealEstateRealReturn Strategy Fund	37,291	314
PIMCO StocksPLUS® Fund	166,286	1,522
PIMCO Total Return Fund	3,803	39

Total Mutual Funds (Cost $2,337)		2,544

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 19.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 19.2%
PIMCO Short-Term Floating NAV Portfolio III	77,700	$768

Total Short-Term Instruments (Cost $768)		768

Total Investments in Affiliates (Cost $3,105)		3,312

Total Investments 97.5% (Cost $3,683)		$3,904

Financial Derivative Instruments (d)(e) 0.2% (Cost or Premiums, net $2)		9

Other Assets and Liabilities, net 2.3%		90

Net Assets 100.0%		$4,003

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND SHARES):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Institutional Class Shares of each Fund.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-mini S&P 500 Index December Futures	Short	12/2016	1	$0	$0	$0

Total Futures Contracts				$0	$0	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed (Pay) Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized (Depreciation)	Variation Margin
						Asset	Liability
CDX.IG-27 5-Year Index	(1.000)%	12/20/2021	$400	$(5)	$(1)	$0	$(1)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	2.500%	06/15/2046	$20	$(4)	$(3)	$0	$0

Total Swap Agreements					$(9)	$(4)	$0	$(1)

94	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2016:

Cash of $38 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$0	$0	$0	$0	$(1)	$(1)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	11/2016	PLN	13		$3	$0	$0
CBK	11/2016	JPY	10,000		100	1	0
GLM	10/2016		$6	EUR	5	0	0
JPM	10/2016	EUR	4		$5	0	0
UAG	10/2016		9		10	0	0
	10/2016	JPY	40,000		381	0	(14)
	11/2016		10,000		100	1	0

Total Forward Foreign Currency Contracts						$2	$(14)

PURCHASED OPTIONS:

BARRIER OPTIONS ON INDICES

Counterparty	Description	Barrier Value	Expiration Date	# of Contracts	Cost	Market Value
DUB	Put - OTC S&P 500 Index U&I @ 2,061.000	10Y USD CMS 2.643	11/18/2016	58	$2	$ 0

Total Purchased Options					$2	$ 0

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/Receive (1)	Underlying Reference	# of Shares	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BPS	Receive	Vanguard FTSE Emerging Markets ETF	13,802	1-Month USD-LIBOR plus a specified spread	07/06/2017	$ 512	$0	$7	$7	$0
GST	Receive	Vanguard Small-Cap ETF	1,611	1-Month USD-LIBOR less a specified spread	07/06/2017	194	0	3	3	0
JPM	Receive	Vanguard FTSE Developed Markets ETF	19,132	1-Month USD-LIBOR less a specified spread	07/06/2017	704	0	12	12	0

							$0	$22	$22	$0

Total Swap Agreements							$0	$22	$22	$0

(1)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	95

Schedule of Investments PIMCO REALPATH® 2055 Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2016:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure (2)
BPS	$0	$0	$7	$7	$0	$0	$0	$0	$7	$0	$7
CBK	1	0	0	1	0	0	0	0	1	0	1
GST	0	0	3	3	0	0	0	0	3	0	3
JPM	0	0	12	12	0	0	0	0	12	0	12
UAG	1	0	0	1	(14)	0	0	(14)	(13)	0	(13)

Total Over the Counter	$2	$0	$22	$24	$(14)	$0	$0	$(14)

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2	$0	$2
Swap Agreements	0	0	22	0	0	22

	$0	$0	$22	$2	$0	$24

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$0	$0
Swap Agreements	0	1	0	0	0	1

	$0	$1	$0	$0	$0	$1

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$14	$0	$14

	$0	$1	$0	$14	$0	$15

96	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(3)	$0	$0	$(3)
Futures	0	0	4	0	0	4
Swap Agreements	0	(1)	0	0	(3)	(4)

	$0	$(1)	$1	$0	$(3)	$(3)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(2)	$0	$(2)
Swap Agreements	0	0	85	0	0	85

	$0	$0	$85	$(2)	$0	$83

	$0	$(1)	$86	$(2)	$(3)	$80

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$2	$0	$0	$2
Futures	0	0	(8)	0	0	(8)
Swap Agreements	0	(1)	0	0	(2)	(3)

	$0	$(1)	$(6)	$0	$(2)	$(9)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(11)	$0	$(11)
Swap Agreements	0	0	22	0	0	22

	$0	$0	$22	$(11)	$0	$11

	$0	$(1)	$16	$(11)	$(2)	$2

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Investments in Securities, at Value
Short-Term Instruments
Japan Treasury Bills	$0	$592	$0	$592

	$0	$592	$0	$592

Investments in Affiliates, at Value
Mutual Funds	2,544	0	0	2,544
Short-Term Instruments
Central Funds Used for Cash Management Purposes	768	0	0	768

	$3,312	$0	$0	$3,312

Total Investments	$3,312	$592	$0	$3,904

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Financial Derivative Instruments - Assets
Over the counter	$0	$24	$0	$24

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(1)	0	(1)
Over the counter	0	(14)	0	(14)

	$0	$(15)	$0	$(15)

Totals	$3,312	$601	$0	$3,913

There were no significant transfers between Levels 1, 2, or 3 during the period ended September 30, 2016.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	97

Schedule of Investments PIMCO REALPATH® Income Fund

			MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 15.6%

SHORT-TERM INSTRUMENTS 15.6%

REPURCHASE AGREEMENTS (d) 0.3%
			$126

		PRINCIPAL AMOUNT (000S)
JAPAN TREASURY BILLS 15.1%
(0.247)% due 12/05/2016 (a)(b)	JPY	670,000	6,610

U.S. TREASURY BILLS 0.2%
0.481% due 03/09/2017 - 03/16/2017 (a)(b)		$76	76

Total Short-Term Instruments (Cost $6,695)			6,812

Total Investments in Securities (Cost $6,695)			6,812

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 83.6%

MUTUAL FUNDS (c) 68.1%
PIMCO CommodityRealReturn Strategy Fund®	125,036	$877
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	122,861	1,300
PIMCO High Yield Fund	374,771	3,309
PIMCO Income Fund	604,050	7,285
PIMCO Long Duration Total Return Fund	123,840	1,496
PIMCO Long-Term Credit Fund	122,601	1,509
PIMCO Real Return Asset Fund	353,598	3,083
PIMCO Real Return Fund	391,294	4,394
PIMCO RealEstateRealReturn Strategy Fund	102,336	862
PIMCO StocksPLUS® Fund	188,769	1,727
PIMCO Total Return Fund	380,861	3,946

Total Mutual Funds (Cost $28,836)		29,788

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 15.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 15.5%
PIMCO Short-Term Floating NAV Portfolio III	686,187	$6,784

Total Short-Term Instruments (Cost $6,784)		6,784

Total Investments in Affiliates (Cost $35,620)		36,572

Total Investments 99.2% (Cost $42,315)		$43,384

Financial Derivative Instruments (e)(f) 0.3% (Cost or Premiums, net $548)		132

Other Assets and Liabilities, net 0.5%		224

Net Assets 100.0%		$43,740

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND SHARES):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	09/30/2016	10/03/2016	$126	U.S. Treasury Notes 2.125% due 08/15/2021 (2)	$(131)	$126	$126

Total Repurchase Agreements						$(131)	$126	$126

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of September 30, 2016:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (3)
Global/Master Repurchase Agreement
SSB	$126	$0	$0	$126	$(131)	$(5)

Total Borrowings and Other Financing Transactions	$126	$0	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

98	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,700.000	12/16/2016	16	$34	$5
Put - CBOE S&P 500 Index	1,750.000	12/16/2016	16	41	6
Put - CBOE S&P 500 Index	1,775.000	03/17/2017	15	30	26
Put - CBOE S&P 500 Index	1,875.000	03/17/2017	15	45	40

				$150	$77

Total Purchased Options				$150	$77

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500 Index	1,500.000	12/16/2016	16	$(15)	$(1)
Put - CBOE S&P 500 Index	1,600.000	03/17/2017	15	(15)	(13)

				$(30)	$(14)

Total Written Options				$(30)	$(14)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation	Variation Margin
					Asset	Liability
E-mini S&P 500 Index December Futures	Long	12/2016	52	$41	$31	$0

Total Futures Contracts				$41	$31	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed (Pay) Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized (Depreciation)	Variation Margin
						Asset	Liability
CDX.IG-27 5-Year Index	(1.000)%	12/20/2021	$2,700	$(34)	$(8)	$0	$(4)

Total Swap Agreements				$(34)	$(8)	$0	$(4)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2016:

Cash of $303 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value		Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options		Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$77	$31	$0	$108		$(14)	$0	$(4)	$(18)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	99

Schedule of Investments PIMCO REALPATH® Income Fund (Cont.)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	11/2016	PLN	121		$31	$0	$(1)
BPS	12/2016	JPY	670,000		6,513	0	(111)
	01/2017		$184	JPY	18,300	0	(2)
CBK	11/2016	ZAR	200		$14	0	0
JPM	10/2016	EUR	8		9	0	0
	10/2016		$68	AUD	91	1	0
UAG	10/2016	EUR	33		$37	0	0

Total Forward Foreign Currency Contracts						$1	$(114)

PURCHASED OPTIONS:

BARRIER OPTIONS ON INDICES

Counterparty	Description	Barrier Value	Expiration Date	# of Contracts	Cost	Market Value
DUB	Put - OTC S&P 500 Index U&I @ 2,061.000	10Y USD CMS 2.643	11/18/2016	1,107	$39	$ 0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000%	11/16/2020	$ 2,800	$48	$3
JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	08/24/2021	2,900	115	14
MYC	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000	11/16/2020	3,600	76	4
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	08/24/2021	3,600	153	17

							$392	$38

Total Purchased Options							$431	$38

WRITTEN OPTIONS:

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2016:

	Balance at Beginning of Period	Sales	Closing Buys	Expirations	Exercised	Balance at End of Period
# of Contracts	25	34	0	(28)	0	31
Premiums	$(32)	$(33)	$ 0	$35	$ 0	$(30)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON U.S. MUNICIPAL ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2016 (2)	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
CBK	California State General Obligation Bonds, Series 2003	1.000%	12/20/2017	0.459%	$ 200	$(3)	$4	$1	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

100	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/Receive (4)	Underlying Reference	# of Shares	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BPS	Receive	Vanguard FTSE Emerging Markets ETF	69,867	1-Month USD-LIBOR plus a specified spread	07/06/2017	$ 2,589	$0	$40	$40	$0
GST	Receive	Vanguard Small-Cap ETF	10,617	1-Month USD-LIBOR less a specified spread	07/06/2017	1,279	0	18	18	0
JPM	Receive	Vanguard FTSE Developed Markets ETF	92,996	1-Month USD-LIBOR less a specified spread	07/06/2017	3,420	0	58	58	0

							$0	$116	$116	$0

Total Swap Agreements							$(3)	$120	$117	$0

(4)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2016:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure (5)
BOA	$0	$3	$0	$3	$(1)	$0	$0	$(1)	$2	$0	$2
BPS	0	0	40	40	(113)	0	0	(113)	(73)	0	(73)
CBK	0	0	1	1	0	0	0	0	1	0	1
GST	0	0	18	18	0	0	0	0	18	0	18
JPM	1	14	58	73	0	0	0	0	73	0	73
MYC	0	21	0	21	0	0	0	0	21	(20)	1

Total Over the Counter	$1	$38	$117	$156	$(114)	$0	$0	$(114)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$77	$0	$0	$77
Futures	0	0	31	0	0	31

	$0	$0	$108	$0	$0	$108

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1	$0	$1
Purchased Options	0	0	0	0	38	38
Swap Agreements	0	1	116	0	0	117

	$0	$1	$116	$1	$38	$156

	$0	$1	$224	$1	$38	$264

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$14	$0	$0	$14
Swap Agreements	0	4	0	0	0	4

	$0	$4	$14	$0	$0	$18

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$114	$0	$114

	$0	$4	$14	$114	$0	$132

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	101

Schedule of Investments PIMCO REALPATH® Income Fund (Cont.)

September 30, 2016 (Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(150)	$0	$0	$(150)
Written Options	0	0	34	0	0	34
Futures	0	0	(19)	0	0	(19)
Swap Agreements	0	(6)	0	0	(66)	(72)

	$0	$(6)	$(135)	$0	$(66)	$(207)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$37	$0	$37
Swap Agreements	0	1	525	0	0	526

	$0	$1	$525	$37	$0	$563

	$0	$(5)	$390	$37	$(66)	$356

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$35	$0	$0	$35
Written Options	0	0	(3)	0	0	(3)
Futures	0	0	(11)	0	0	(11)
Swap Agreements	0	(8)	0	0	16	8

	$0	$(8)	$21	$0	$16	$29

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(132)	$0	$(132)
Purchased Options	0	0	(3)	0	(28)	(31)
Swap Agreements	0	0	116	0	0	116

	$0	$0	$113	$(132)	$(28)	$(47)

	$0	$(8)	$134	$(132)	$(12)	$(18)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$126	$0	$126
Japan Treasury Bills	0	6,610	0	6,610
U.S. Treasury Bills	0	76	0	76

	$0	$6,812	$0	$6,812

Investments in Affiliates, at Value
Mutual Funds	29,788	0	0	29,788
Short-Term Instruments
Central Funds Used for Cash Management Purposes	6,784	0	0	6,784

	$36,572	$0	$0	$36,572

Total Investments	$36,572	$6,812	$0	$43,384

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$31	$77	$0	$108
Over the counter	0	156	0	156

	$31	$233	$0	$264

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(18)	0	(18)
Over the counter	0	(114)	0	(114)

	$0	$(132)	$0	$(132)

Totals	$36,603	$6,913	$0	$43,516

There were no significant transfers between Levels 1, 2, or 3 during the period ended September 30, 2016.

102	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Consolidated Schedule of Investments PIMCO Global Multi-Asset Fund

September 30, 2016 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.9%

BANK LOAN OBLIGATIONS 0.5%
Valeant Pharmaceuticals International, Inc.
5.250% due 08/05/2020		$709	$710
5.500% due 04/01/2022		2,763	2,775

Total Bank Loan Obligations (Cost $3,287)			3,485

CORPORATE BONDS & NOTES 7.1%

BANKING & FINANCE 6.6%
Ally Financial, Inc.
2.750% due 01/30/2017		1,300	1,303
3.250% due 09/29/2017		6,000	6,052
5.500% due 02/15/2017		975	988
American International Group, Inc.
5.850% due 01/16/2018		300	317
BRFkredit A/S
2.000% due 10/01/2017	DKK	2,000	309
Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		$900	921
Deutsche Bank AG
1.350% due 05/30/2017		1,500	1,471
General Motors Financial Co., Inc.
2.625% due 07/10/2017		3,300	3,327
4.750% due 08/15/2017		800	822
Goldman Sachs Group, Inc.
2.050% due 09/15/2020		7,100	7,144
ING Bank NV
2.625% due 12/05/2022		800	830
International Lease Finance Corp.
6.250% due 05/15/2019		100	109
JPMorgan Chase & Co.
2.750% due 06/23/2020		2,400	2,471
Lincoln Finance Ltd.
6.875% due 04/15/2021	EUR	1,800	2,184
National Bank of Greece S.A.
3.875% due 10/07/2016		3,000	3,368
Navient Corp.
5.500% due 01/15/2019		$600	610
Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2017	DKK	2,700	412
2.000% due 10/01/2017		2,000	308
Nykredit Realkredit A/S
1.000% due 07/01/2017		1,900	290
1.000% due 10/01/2017		9,800	1,499
2.000% due 10/01/2017		4,200	648
Realkredit Danmark A/S
1.000% due 01/01/2017		5,600	848
2.000% due 04/01/2017		3,300	504
2.000% due 01/01/2018		3,300	512
Santander UK PLC
5.000% due 11/07/2023		$1,800	1,882
Toronto-Dominion Bank
2.250% due 03/15/2021		1,200	1,226
UBS Group Funding Jersey Ltd.
4.125% due 04/15/2026		2,600	2,737

			43,092

INDUSTRIALS 0.4%
AbbVie, Inc.
3.200% due 05/14/2026		1,800	1,827
Cigna Corp.
4.500% due 03/15/2021		200	220
Kinder Morgan Energy Partners LP
5.950% due 02/15/2018		200	210
Kinder Morgan, Inc.
7.250% due 06/01/2018		100	108
Pioneer Natural Resources Co.
6.875% due 05/01/2018		400	430
Time Warner Cable LLC
5.850% due 05/01/2017		200	205

			3,000

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 0.1%
Sprint Communications, Inc.
6.000% due 12/01/2016	$500	$503

Total Corporate Bonds & Notes (Cost $46,124)		46,595

U.S. GOVERNMENT AGENCIES 6.1%
Fannie Mae
1.075% due 09/25/2041	4,975	4,968
4.000% due 10/01/2040†	11	12
Fannie Mae, TBA
3.000% due 11/01/2046	29,000	30,083
3.500% due 10/01/2031 - 10/01/2046	3,000	3,164
Freddie Mac
1.074% due 07/15/2041	1,604	1,609

Total U.S. Government Agencies (Cost $39,846)		39,836

U.S. TREASURY OBLIGATIONS 37.9%
U.S. Treasury Bonds
2.250% due 08/15/2046	480	473
2.500% due 02/15/2046 (g)	39,433	40,899
2.500% due 05/15/2046 (g)	3,070	3,188
3.000% due 05/15/2045 (g)	970	1,109
3.000% due 11/15/2045 (l)	230	263
U.S. Treasury Inflation Protected Securities (d)
0.125% due 04/15/2018 (j)	5,153	5,211
0.125% due 04/15/2019 (j)	7,271	7,398
0.125% due 04/15/2020 (l)	719	734
0.125% due 01/15/2022 (g)	18,501	18,905
0.125% due 07/15/2022 (l)	931	955
0.125% due 01/15/2023 (j)(l)	626	636
0.125% due 07/15/2024	953	968
0.125% due 07/15/2026	5,944	6,021
0.250% due 01/15/2025 (g)(l)	12,233	12,483
0.375% due 07/15/2023 (j)(l)	2,048	2,125
0.625% due 01/15/2026 (l)	10	11
0.750% due 02/15/2042 (l)	479	497
1.250% due 07/15/2020 (l)	541	578
1.375% due 02/15/2044 (g)	8,942	10,675
1.625% due 01/15/2018 (j)	919	948
1.750% due 01/15/2028 (l)	23	27
1.875% due 07/15/2019 (j)	676	727
2.125% due 02/15/2040 (j)(l)	534	715
2.375% due 01/15/2025 (g)	7,328	8,749
2.500% due 01/15/2029 (g)	13,619	17,340
3.875% due 04/15/2029 (l)	337	487
U.S. Treasury Notes
1.125% due 08/31/2021 (g)	66,700	66,645
1.375% due 04/30/2021 (g)(l)	6,590	6,660
1.625% due 04/30/2019 (g)(j)(l)	29,100	29,667
2.125% due 09/30/2021 (g)(l)	1,300	1,359
2.125% due 12/31/2021 (g)(l)	2,100	2,196

Total U.S. Treasury Obligations (Cost $241,503)		248,649

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.4%
Bear Stearns Adjustable Rate Mortgage Trust
2.460% due 08/25/2035	53	53
2.580% due 08/25/2035	171	172
3.019% due 08/25/2033	188	188
Bear Stearns ALT-A Trust
3.004% due 01/25/2036	2,120	1,715
Bear Stearns Commercial Mortgage Securities Trust
5.700% due 06/11/2050	557	573
Citigroup Mortgage Loan Trust, Inc.
2.870% due 10/25/2035 ^	497	494
Countrywide Alternative Loan Trust
0.862% due 11/20/2035	1,121	951
1.507% due 02/25/2036	263	233
Countrywide Home Loan Mortgage Pass-Through Trust
1.165% due 03/25/2035	127	105
2.990% due 09/20/2036 ^	169	134

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LB-UBS Commercial Mortgage Trust
5.866% due 09/15/2045		$1,081	$1,120
Marche Mutui SRL
0.108% due 02/25/2055	EUR	230	257
1.953% due 01/27/2064		790	895
Residential Accredit Loans, Inc. Trust
6.000% due 06/25/2036		$416	353
Structured Adjustable Rate Mortgage Loan Trust
2.848% due 01/25/2035		34	32
Structured Asset Mortgage Investments Trust
0.781% due 07/19/2035		65	63
WaMu Mortgage Pass-Through Certificates Trust
1.207% due 02/25/2047 ^		281	220
Wells Fargo Mortgage-Backed Securities Trust
2.894% due 03/25/2036		588	588
3.022% due 09/25/2036 ^		1,419	1,345

Total Non-Agency Mortgage-Backed Securities (Cost $8,730)			9,491

ASSET-BACKED SECURITIES 1.7%
Aircraft Certificate Owner Trust
7.001% due 09/20/2022		620	658
Citigroup Mortgage Loan Trust, Inc.
0.655% due 08/25/2036		7,494	6,932
Finn Square CLO Ltd.
2.052% due 12/24/2023		400	400
Jubilee CDO BV
0.023% due 07/30/2024	EUR	341	383
0.179% due 09/20/2022		500	553
Long Beach Mortgage Loan Trust
0.825% due 01/25/2036		$1,900	1,353
Queen Street CLO BV
0.141% due 08/15/2024	EUR	632	709
Wood Street CLO BV
0.107% due 11/22/2021		56	63

Total Asset-Backed Securities (Cost $10,518)			11,051

SOVEREIGN ISSUES 17.6%
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2017 (c)	BRL	57,600	17,155
0.000% due 04/01/2017 (c)		52,400	15,141
France Government International Bond
2.250% due 07/25/2020 (d)	EUR	4,753	6,122
Italy Buoni Poliennali Del Tesoro
2.350% due 09/15/2024 (d)		703	926
3.100% due 09/15/2026 (d)		2,754	3,921
Japan Government International Bond
0.100% due 03/10/2024 (d)	JPY	81,760	843
0.100% due 09/10/2024 (d)		139,300	1,447
0.100% due 03/10/2025		99,700	1,037
0.100% due 03/10/2026 (d)		318,602	3,324
New Zealand Government International Bond
2.000% due 09/20/2025 (d)	NZD	932	712
United Kingdom Gilt
0.125% due 03/22/2024 (d)	GBP	22,005	33,864
0.125% due 03/22/2026 (d)		9,416	14,966
1.125% due 11/22/2037 (d)		1,755	4,010
1.875% due 11/22/2022 (d)		7,173	11,895

Total Sovereign Issues (Cost $114,488)			115,363

		SHARES
COMMON STOCKS 3.3%

CONSUMER DISCRETIONARY 0.2%
CST Brands, Inc. (i)		35,909	1,727

CONSUMER STAPLES 0.2%
WhiteWave Foods Co. (a)(i)		24,643	1,341

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	103

Consolidated Schedule of Investments PIMCO Global Multi-Asset Fund (Cont.)

	SHARES	MARKET VALUE (000S)
FINANCIALS 0.4%
Fidelity & Guaranty Life	111,882	$2,595

HEALTH CARE 0.8%
Alere, Inc. (a)(i)	55,595	2,404
Cepheid (a)	51,772	2,728

		5,132

INDUSTRIALS 0.8%
Joy Global, Inc.	49,304	1,368
Virgin America, Inc. (a)	68,258	3,652

		5,020

INFORMATION TECHNOLOGY 0.9%
inContact, Inc. (a)	205,677	2,875
LinkedIn Corp. ‘A’ (a)(i)	14,581	2,787

		5,662

Total Common Stocks (Cost $22,438)		21,477

EXCHANGE-TRADED FUNDS 7.9%
iShares MSCI EAFE ETF	322,629	19,077
Vanguard FTSE Emerging Markets ETF	372,704	14,025
Vanguard REIT ETF	213,498	18,519

Total Exchange-Traded Funds (Cost $54,208)		51,621

SHORT-TERM INSTRUMENTS 17.4%

REPURCHASE AGREEMENTS (f) 13.4%
		88,037

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JAPAN TREASURY BILLS 3.9%
(0.203)% due 10/11/2016 - 01/10/2017 (b)(c)	JPY	2,590,000	$25,551

U.S. TREASURY BILLS 0.1%
0.476% due 03/02/2017 - 03/09/2017 (b)(c)(l)		$611	610

Total Short-Term Instruments (Cost $113,553)			114,198

Total Investments in Securities (Cost $654,695)			661,766

		SHARES
INVESTMENTS IN AFFILIATES 31.8%

MUTUAL FUNDS (e) 29.0%
PIMCO Capital Securities and Financials Fund		497,867	4,954
PIMCO Emerging Markets Corporate Bond Fund		2,198	23
PIMCO Income Fund		11,410,564	137,611
PIMCO Mortgage Opportunities Fund		2,090,916	23,356
PIMCO RAE Fundamental PLUS Fund		2,649,648	17,090
PIMCO TRENDS Managed Futures Strategy Fund		764,128	7,297

Total Mutual Funds (Cost $190,568)			190,331

	SHARES	MARKET VALUE (000S)
EXCHANGE-TRADED FUNDS 2.7%
PIMCO Diversified Income Active Exchange-Traded Fund	131,043	$6,634
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	260,000	11,184

Total Exchange-Traded Funds (Cost $19,046)		17,818

SHORT-TERM INSTRUMENTS 0.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.1%
PIMCO Short-Term Floating NAV Portfolio III	55,817	552

Total Short-Term Instruments (Cost $552)		552

Total Investments in Affiliates (Cost $210,166)		208,701

Total Investments 132.7% (Cost $864,861)		$870,467

Financial Derivative Instruments (h)(k) 0.0% (Cost or Premiums, net $20,870)		195

Other Assets and Liabilities, net (32.7)%		(214,866)

Net Assets 100.0%		$655,796

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
†	All or a portion of this security is owned by PIMCO Cayman Commodity Fund II, Ltd., which is a 100% owned subsidiary of the Fund.
^	Security is in default.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Principal amount of security is adjusted for inflation.
(e)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BPG	1.250% †	09/30/2016	10/03/2016	$45,200	U.S. Treasury Floating Rate Notes 0.418% due 10/31/2017	$(23,078)	$45,200	$45,205
					U.S. Treasury Inflation Protected Securities 1.375% due 02/15/2044	(23,099)
SAL	1.300 †	09/30/2016	10/03/2016	19,200	U.S. Treasury Notes 1.750% due 01/31/2023	(19,557)	19,200	19,202
SSB	0.010 †	09/30/2016	10/03/2016	1,037	U.S. Treasury Bonds 8.000% due 11/15/2021 (2)	(507)	1,037	1,037
					U.S. Treasury Notes 2.125% due 08/15/2021 (2)	(556)
TDM	1.250 †	09/30/2016	10/03/2016	22,600	U.S. Treasury Bonds 3.000% due 05/15/2045	(23,221)	22,600	22,602

Total Repurchase Agreements						$(90,018)	$88,037	$88,046

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.

104	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (3)	Borrowing Date	Maturity Date	Amount Borrowed (3)	Payable for Reverse Repurchase Agreements
BOS	0.010%	09/23/2016	10/05/2016	$(1,099)	$(1,099)
	0.780	09/14/2016	10/14/2016	(532)	(533)
	0.900	09/16/2016	10/07/2016	(4,488)	(4,490)
	2.000	09/30/2016	10/03/2016	(1,704)	(1,704)
BPS	0.730	09/27/2016	12/22/2016	(5,843)	(5,844)
BSN	0.600	08/01/2016	10/31/2016	(10,585)	(10,596)
	0.600	08/05/2016	10/05/2016	(1,437)	(1,438)
	0.610	08/08/2016	10/28/2016	(3,699)	(3,702)
DEU	0.650	09/21/2016	10/20/2016	(2,528)	(2,529)
GRE	0.600	07/21/2016	10/21/2016	(820)	(821)
	0.610	08/03/2016	10/12/2016	(1,269)	(1,270)
	0.650	08/12/2016	10/12/2016	(1,613)	(1,614)
	0.650	08/16/2016	10/17/2016	(3,695)	(3,698)
	0.650	08/23/2016	10/21/2016	(1,974)	(1,976)
	0.650	08/24/2016	10/24/2016	(1,367)	(1,368)
	0.800	09/28/2016	10/28/2016	(2,068)	(2,068)
	0.950	09/27/2016	10/04/2016	(827)	(827)
IND	0.580	09/22/2016	10/11/2016	(4,197)	(4,198)
	0.590	07/13/2016	10/13/2016	(216)	(216)
	0.590	09/20/2016	10/18/2016	(3,444)	(3,445)
JPS	0.350	09/07/2016	10/07/2016	(3,273)	(3,274)
	0.570	09/07/2016	10/07/2016	(25,127)	(25,138)
	0.610	08/23/2016	10/21/2016	(16,583)	(16,595)
RDR	0.610	07/07/2016	10/07/2016	(8,789)	(8,802)
SCX	0.610	07/22/2016	10/21/2016	(16,304)	(16,324)
	0.620	07/07/2016	10/05/2016	(10,283)	(10,298)

Total Reverse Repurchase Agreements					$(133,867)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate (3)	Borrowing Date	Maturity Date	Amount Borrowed (3)	Payable for Sale-Buyback Transactions (4)
GSC	0.960%	09/23/2016	10/24/2016	$(3,045)	$(3,046)
	1.150	09/26/2016	10/03/2016	(2,249)	(2,250)
	1.250	09/29/2016	10/03/2016	(59,135)	(59,143)
TDM	1.350	09/30/2016	10/03/2016	(4,802)	(4,802)

Total Sale-Buyback Transactions					$(69,241)

(3)	The average amount of borrowings outstanding during the period ended September 30, 2016 was $(116,346) at a weighted average interest rate of 0.512%.
(4)	Payable for sale-buyback transactions includes $(2) of deferred price drop.

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae, TBA	4.000%	10/01/2046	$ 2,000	$(2,140)	$(2,148)

Total Short Sales				$(2,140)	$(2,148)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	105

Consolidated Schedule of Investments PIMCO Global Multi-Asset Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2016:

(g)	Securities with an aggregate market value of $201,997 and cash of $402 have been pledged as collateral under the terms of the following master agreements as of September 30, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure (5)
PIMCO Global Multi-Asset Fund
Global/Master Repurchase Agreement
BOS	$0	$(7,826)	$0	$(7,826)	$7,903	$77
BPS	0	(5,844)	0	(5,844)	5,837	(7)
BSN	0	(15,736)	0	(15,736)	15,692	(44)
DEU	0	(2,529)	0	(2,529)	2,530	1
GRE	0	(13,642)	0	(13,642)	13,697	55
IND	0	(7,859)	0	(7,859)	7,931	72
JPS	0	(45,007)	0	(45,007)	44,489	(518)
RDR	0	(8,802)	0	(8,802)	8,801	(1)
SCX	0	(26,622)	0	(26,622)	26,365	(257)
SSB	542	0	0	542	(556)	(14)

Master Securities Forward Transaction Agreement
GSC	0	0	(64,439)	(64,439)	64,358	(81)
TDM	0	0	(4,802)	(4,802)	4,796	(6)

PIMCO Cayman Commodity Fund II, Ltd. (Subsidiary)
Global/Master Repurchase Agreement
BPG	45,205	0	0	45,205	(46,177)	(972)
SAL	19,202	0	0	19,202	(19,557)	(355)
SSB	495	0	0	495	(507)	(12)
TDM	22,602	0	0	22,602	(23,221)	(619)

Total Borrowings and Other Financing Transactions	$88,046	$(133,867)	$(69,241)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(117,427)	$(16,440)	$0	$(133,867)

Total	$0	$(117,427)	$(16,440)	$0	$(133,867)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(69,241)	0	0	(69,241)

Total	$0	$(69,241)	$0	$0	$(69,241)

Total Borrowings	$0	$(186,668)	$(16,440)	$0	$(203,108)

Gross amount of recognized liabilities for reverse repurchase agreements and sale-buyback financing transactions					$(203,108)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Call - CBOT U.S. Treasury 2-Year Note January Futures	$110.875	12/23/2016	1,038	$9	$10
Put - CBOT U.S. Treasury 10-Year Note December Futures	117.000	11/25/2016	566	5	0

				$14	$10

Total Purchased Options				$14	$10

106	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note November Futures	$129.000	10/21/2016	45	$(16)	$(2)
Call - CBOT U.S. Treasury 10-Year Note November Futures	131.500	10/21/2016	68	(22)	(27)

				$(38)	$(29)

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500 Index	2,100.000	10/21/2016	31	$(74)	$(26)
Put - CBOE S&P 500 Index	2,100.000	10/31/2016	31	(46)	(38)
Put - CBOE S&P 500 Index	2,050.000	12/16/2016	31	(127)	(79)
Put - CBOE Volatility S&P 500 Index	16.000	10/19/2016	689	(123)	(97)
Put - EUREX EURO STOXX 50 Index	2,850.000	10/21/2016	208	(76)	(32)
Call - EUREX EURO STOXX 50 Index	3,050.000	10/21/2016	193	(50)	(58)

				$(496)	$(330)

Total Written Options				$(534)	$(359)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2016	222	$(18)	$3	$0
Aluminum January Futures †	Short	01/2017	78	(66)	0	0
Arabica Coffee March Futures †	Short	03/2017	8	0	0	(4)
Brent Crude February Futures †	Short	12/2016	3	(10)	0	(1)
Brent Crude June Futures †	Short	04/2017	65	(31)	0	(31)
Call Options Strike @ USD 51.000 on Brent Crude December Futures †	Short	10/2016	234	(104)	2	0
Cocoa March Futures †	Long	03/2017	22	(16)	7	0
Copper January Futures †	Long	01/2017	16	92	0	0
Corn March Futures †	Short	03/2017	153	(64)	0	(57)
E-mini S&P 500 Index December Futures	Long	12/2016	1,173	1,223	654	(6)
Euro STOXX 50 December Futures	Long	12/2016	1,607	162	289	0
Euro-BTP Italy Government Bond December Futures	Long	12/2016	35	(3)	13	(16)
Euro-Bund 10-Year Bond December Futures	Long	12/2016	5	8	0	(3)
Euro-OAT France Government 10-Year Bond December Futures	Short	12/2016	64	(90)	32	(2)
FTSE 100 Index December Futures	Long	12/2016	177	508	169	(46)
Gas Oil January Futures †	Short	01/2017	35	(92)	0	(6)
Gold 100 oz. December Futures †	Short	12/2016	49	38	44	0
Gold 100 oz. February Futures †	Short	02/2017	7	25	6	0
Hang Seng China Enterprises Index October Futures	Long	10/2016	78	10	25	(93)
Henry Hub Natural Gas Swap December Futures †	Long	11/2016	3	4	0	0
Henry Hub Natural Gas Swap November Futures †	Long	10/2016	5	4	0	(1)
Japan Government 10-Year Bond December Futures	Short	12/2016	5	(28)	2	(2)
Lead January Futures †	Long	01/2017	27	180	0	0
Mini MSCI Emerging Markets Index December Futures	Long	12/2016	779	(180)	218	0
Natural Gas January Futures †	Long	12/2016	1	(2)	0	0
New York Harbor ULSD January Futures †	Short	12/2016	12	(49)	0	(9)
Nickel January Futures †	Long	01/2017	17	58	0	0
Nikkei 225 Index December Futures	Long	12/2016	129	(219)	83	(190)
Nikkei 225 Yen-denominated Futures December Futures	Short	12/2016	71	(14)	5	(12)
Nikkei 400 Index December Futures	Long	12/2016	1,837	(228)	217	(371)
Platinum January Futures †	Long	01/2017	98	(35)	0	(13)
Put Options Strike @ EUR 156.000 on Euro-Bund 10-Year Bond December Futures	Long	11/2016	5	0	0	0
Put Options Strike @ GBP 98.000 on United Kingdom 90-Day LIBOR Sterling December Futures	Short	12/2016	2,055	40	0	0
Put Options Strike @ GBP 98.000 on United Kingdom 90-Day LIBOR Sterling June Futures	Short	06/2017	218	3	0	0
Put Options Strike @ GBP 98.500 on United Kingdom 90-Day LIBOR Sterling December Futures	Long	12/2016	2,055	(206)	0	0
Put Options Strike @ GBP 98.500 on United Kingdom 90-Day LIBOR Sterling June Futures	Long	06/2017	218	(12)	0	0
Put Options Strike @ USD 42.000 on Brent Crude December Futures †	Short	10/2016	241	82	17	0
S&P/Toronto Stock Exchange 60 December Futures	Long	12/2016	59	195	39	(29)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	107

Consolidated Schedule of Investments PIMCO Global Multi-Asset Fund (Cont.)

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Silver March Futures †	Short	03/2017	11	$50	$0	$(1)
Soybean January Futures †	Long	01/2017	11	(22)	2	0
Sugar No. 11 March Futures †	Long	02/2017	118	296	0	(46)
U.S. Treasury 2-Year Note December Futures	Short	12/2016	519	51	49	0
U.S. Treasury 10-Year Note December Futures	Short	12/2016	84	19	35	0
U.S. Treasury 30-Year Bond December Futures	Short	12/2016	135	356	198	0
United Kingdom Long Gilt December Futures	Short	12/2016	36	49	42	0
Wheat March Futures †	Short	03/2017	139	(29)	0	(21)
WTI Crude February Futures †	Short	01/2017	31	(89)	0	(14)
Zinc January Futures †	Long	01/2017	31	78	0	0

Total Futures Contracts				$1,924	$2,151	$(974)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed (Pay) Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-27 5-Year Index	(5.000)%	12/20/2021	$62,700	$(2,867)	$(514)	$0	$(393)
CDX.IG-26 5-Year Index	(1.000)	06/20/2021	5,100	(74)	(10)	0	(8)

				$(2,941)	$(524)	$0	$(401)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	1-Year BRL-CDI	15.700%	01/02/2017	BRL	289,700	$(1,565)	$(12)	$1	$0
Pay	3-Month CAD-Bank Bill *	2.250	06/16/2026	CAD	10,360	270	182	0	(24)
Receive	3-Month USD-LIBOR *	0.996	04/05/2018	$	500	0	0	0	0
Receive	3-Month USD-LIBOR	2.000	12/16/2020		86,200	(3,525)	(436)	113	0
Receive	3-Month USD-LIBOR *	1.500	12/21/2021		68,800	(922)	170	130	0
Pay	3-Month USD-LIBOR	2.250	12/16/2022		44,900	2,931	2,619	0	(111)
Receive	3-Month USD-LIBOR *	2.800	10/28/2025		28,800	(1,474)	(1,332)	98	0
Receive	3-Month USD-LIBOR *	2.500	02/22/2026		71,200	(2,516)	(2,288)	244	0
Receive	3-Month USD-LIBOR *	2.400	03/16/2026		36,200	(1,098)	(962)	124	0
Pay	3-Month USD-LIBOR *	2.100	05/20/2026		4,910	76	(14)	0	(17)
Receive	3-Month USD-LIBOR	2.250	06/15/2026		600	(48)	(17)	3	0
Receive	3-Month USD-LIBOR *	1.850	07/27/2026		6,800	(20)	(9)	23	0
Receive	3-Month USD-LIBOR *	1.750	12/21/2026		11,470	(280)	(40)	62	0
Receive	3-Month USD-LIBOR *	2.250	12/21/2046		5,150	(517)	51	51	0
Receive	6-Month EUR-EURIBOR *	1.100	05/20/2026	EUR	570	(16)	(5)	0	0
Pay	6-Month EUR-EURIBOR *	0.500	03/15/2027		33,200	686	499	0	(6)
Receive	6-Month GBP-LIBOR *	0.500	03/15/2019	GBP	56,700	(141)	(35)	26	0
Receive	6-Month GBP-LIBOR *	0.500	03/15/2022		3,700	3	(19)	7	0
Receive	6-Month GBP-LIBOR *	2.340	01/13/2026		1,700	(150)	(129)	6	0
Receive	6-Month GBP-LIBOR *	1.900	05/18/2026		4,850	(279)	(243)	16	0
Receive	6-Month GBP-LIBOR	2.175	03/16/2046		3,510	(1,439)	(881)	100	0
Receive	6-Month GBP-LIBOR *	1.750	03/15/2047		1,230	(325)	(324)	35	0
Receive	6-Month JPY-LIBOR	0.250	09/18/2020	JPY	220,000	(32)	2	0	0
Pay	6-Month JPY-LIBOR	1.000	09/18/2023		1,080,000	792	405	0	(4)
Pay	6-Month JPY-LIBOR	1.000	03/20/2024		1,220,000	946	475	0	(7)
Pay	6-Month JPY-LIBOR	0.300	03/18/2026		210,000	53	3	0	(3)
Receive	6-Month JPY-LIBOR *	0.300	05/25/2026		567,000	(36)	15	7	0
Pay	6-Month JPY-LIBOR	1.500	12/20/2044		653,000	1,898	1,754	0	(49)

						$(6,728)	$(571)	$1,046	$(221)

Total Swap Agreements						$(9,669)	$(1,095)	$1,046	$(622)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

108	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2016:

(i)	Securities with an aggregate market value of $4,249 and cash of $1 have been pledged as collateral as of September 30, 2016 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

(j)	Securities with an aggregate market value of $17,488 and cash of $7,680 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
PIMCO Global Multi-Asset Fund (4)	$10	$2,073	$1,046	$3,129	$(359)	$(770)	$(622)	$(1,751)
PIMCO Cayman Commodity Fund II, Ltd. (Subsidiary) (4)	0	78	0	78	0	(204)	0	(204)

Total Exchange-Traded or Centrally Cleared	$10	$2,151	$1,046	$3,207	$(359)	$(974)	$(622)	$(1,955)

(4)

The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	11/2016		$717	IDR	9,541,993	$13	$0
BOA	10/2016	BRL	38,916		$11,043	12	(935)
	10/2016	DKK	5,296		795	0	(4)
	10/2016	GBP	35,740		47,286	961	0
	10/2016	JPY	670,000		6,391	0	(219)
	10/2016		$11,911	BRL	38,916	55	0
	10/2016		13,111	CAD	16,925	0	(210)
	11/2016	TWD	234,249		$7,339	0	(166)
	11/2016	ZAR	13,370		950	0	(18)
	04/2017	DKK	3,372		511	0	(3)
	04/2017		$1	DKK	6	0	0
BPS	10/2016	BRL	27,000		$7,953	12	(360)
	10/2016	JPY	260,000		2,484	0	(83)
	10/2016	NOK	6,650		819	0	(13)
	10/2016		$8,175	BRL	27,000	128	0
	10/2016		383	EUR	343	2	0
	10/2016		47,337	GBP	36,385	0	(176)
	11/2016	GBP	36,385		$47,361	172	0
	11/2016		$819	NOK	6,650	13	0
	01/2017	BRL	9,200		$2,119	0	(635)
	01/2017	DKK	5,656		866	9	0
	01/2017		$13,519	JPY	1,346,987	0	(178)
	04/2017	BRL	7,300		$2,075	0	(55)
BRC	10/2016		$289	DKK	1,919	1	0
	11/2016		12,616	INR	854,590	152	0
	07/2017	DKK	1,919		$293	0	(1)
CBK	10/2016	BRL	3,300		800	0	(215)
	10/2016	CNH	101,406		15,575	391	0
	10/2016	JPY	390,000		3,725	0	(125)
	10/2016		$1,017	BRL	3,300	0	(2)
	10/2016		1,406	EUR	1,253	1	0
	10/2016		5,981	MXN	108,598	0	(391)
	01/2017	CNH	4,994		$719	0	(25)
	01/2017	DKK	3,445		521	0	(1)
DUB	10/2016	BRL	8,030		2,474	5	0
	10/2016		$2,476	BRL	8,030	0	(7)
	10/2016		16,686	CNH	111,511	35	(24)
	10/2016		2,706	CNY	18,042	0	(3)
	11/2016		1,021	ILS	3,902	21	0
	01/2017	BRL	11,200		$2,588	0	(764)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	109

Consolidated Schedule of Investments PIMCO Global Multi-Asset Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
FBF	10/2016	DKK	1,330		$200	$0	$(1)
GLM	10/2016	CNH	44,599		6,670	0	(8)
	10/2016	DKK	1,130		171	1	0
	10/2016	GBP	1,172		1,569	50	0
	10/2016	SEK	28,875		3,365	0	(1)
	10/2016		$1,199	CHF	1,174	9	0
	10/2016		1,534	EUR	1,365	0	0
	10/2016		5,285	JPY	535,800	0	(2)
	10/2016		3,296	MXN	64,889	44	0
	10/2016		809	NOK	6,650	23	0
	10/2016		3,318	RUB	212,319	53	0
	11/2016	CLP	493,377		$743	0	(5)
	11/2016		$3,369	SEK	28,875	2	0
	01/2017	BRL	20,300		$4,749	0	(1,326)
	01/2017	JPY	780,000		7,709	0	(18)
HUS	10/2016		$5,973	DKK	39,767	27	0
	11/2016		6,094	INR	410,979	46	0
	11/2016		311	PHP	14,667	0	(7)
	11/2016		2,285	SGD	3,065	0	(37)
	01/2017		2,332	DKK	15,505	18	0
	10/2017	DKK	20,989		$3,214	0	(10)
IND	10/2016	BRL	8,000		2,464	5	0
	10/2016		$2,415	BRL	8,000	45	0
	04/2017	BRL	8,400		$2,405	0	(46)
JPM	10/2016	AUD	9,331		7,039	0	(103)
	10/2016	BRL	50,600		12,339	0	(3,220)
	10/2016	CAD	16,020		12,109	0	(102)
	10/2016	CNH	17,598		2,646	11	0
	10/2016	DKK	8,850		1,340	5	0
	10/2016	EUR	4,205		4,725	1	0
	10/2016	NZD	385		279	0	(1)
	10/2016	TRY	2,967		991	7	0
	10/2016		$15,429	BRL	50,600	139	(9)
	10/2016		900	EUR	801	1	(2)
	10/2016		684	GBP	527	0	(1)
	11/2016	INR	446,827		$6,586	0	(90)
	11/2016		$12,111	CAD	16,020	103	0
	01/2017	BRL	16,900		$3,976	0	(1,082)
	04/2017		36,700		10,565	0	(144)
	10/2017	DKK	2,090		320	0	(1)
MSB	10/2016	BRL	38,916		12,021	54	0
	10/2016	CHF	10,644		10,950	0	(6)
	10/2016		$11,988	BRL	38,916	0	(22)
	11/2016		11,921		38,916	0	(56)
	11/2016		10,967	CHF	10,644	8	0
	01/2017		289	CNH	1,949	2	0
NAB	10/2016		9,308	AUD	12,209	36	0
SCX	10/2016	JPY	1,264,500		$12,557	87	0
	10/2016	RUB	89,065		1,356	0	(58)
	10/2016		$9,827	CHF	9,470	0	(79)
	10/2016		522	EUR	467	2	0
	11/2016	THB	7,261		$209	0	(1)
	11/2016		$12,572	JPY	1,264,500	0	(88)
	01/2017	CNH	61,721		$8,953	0	(248)
SOG	10/2016	JPY	490,000		4,644	0	(189)
	11/2016		$544	KRW	604,909	5	0
TOR	10/2016		3,441	SEK	28,875	0	(76)
	01/2017	BRL	11,100		$2,538	0	(784)
UAG	10/2016	CAD	905		686	0	(4)
	10/2016	CNH	192,183		29,415	650	(11)
	10/2016		$2,114	EUR	1,894	13	0
	10/2016		7,219	JPY	728,700	6	(39)
	11/2016		1,780	HKD	13,793	0	(1)

Total Forward Foreign Currency Contracts						$3,436	$(12,491)

110	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

PURCHASED OPTIONS:

BARRIER OPTIONS ON INDICES

Counterparty	Description	Barrier Value	Expiration Date	# of Contracts	Cost	Market Value
DUB	Put - OTC S&P 500 Index U&I @ 1,929.200	10Y USD CMS 2.277	02/01/2017	20,989	$729	$3
	Put - OTC S&P 500 Index U&I @ 1,957.950	10Y USD CMS 2.643	11/18/2016	31,296	761	0
JPM	Put - OTC EURO STOXX 50 Index D&I @ 2,900.000	EUR-USD 1.090	11/18/2016	17,314	483	56
MYI	Put - OTC S&P 500 Index U&I @ 2065.160	10Y USISDA 1.865	07/20/2017	26,690	684	363
SOG	Put - OTC S&P 500 Index U&I @ 1,957.190	10Y USD CMS 2.016	05/09/2017	5,350	140	24

					$2,797	$446

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000%	11/16/2020	$	181,300	$3,141	$215
CBK	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250	12/27/2016		137,800	120	17
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.200	02/13/2017		252,600	124	98
DUB	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.150	06/15/2018		5,000	501	645
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150	06/15/2018		5,000	501	323
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.860	10/23/2018		13,500	921	371
GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250	12/27/2016		262,400	233	32
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250	01/09/2017		247,500	111	40
JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	08/24/2021		124,100	4,913	574
MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250	02/06/2017		256,600	128	68
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250	02/21/2017		200,800	107	65
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.720	07/16/2018		25,800	294	232
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.765	07/16/2018		34,200	397	286
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000	11/16/2020		231,400	4,880	274
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	08/24/2021		148,950	6,339	689
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.605	10/17/2018		10,100	929	400
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.608	11/15/2018		3,000	300	123
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.590	12/10/2018		3,000	314	130
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.600	03/29/2019		11,900	1,123	581
NGF	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.150	06/15/2018		3,400	340	438
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150	06/15/2018		3,400	340	219

								$26,056	$5,820

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Cost	Market Value
FAR	Call - OTC 2-Year Interest Rate Floor *	1.600%	3-Month USD-LIBOR	12/06/2019	$64,400	$901	$825
NGF	Call - OTC 2-Year Interest Rate Floor *	1.600	3-Month USD-LIBOR	12/06/2019	64,800	901	830

						$1,802	$1,655

*	The underlying security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Cost	Market Value
FAR	Put - OTC Fannie Mae 3.500% due 10/01/2046	$91.000	10/06/2016	$ 40,000	$2	$0

Total Purchased Options					$30,657	$7,921

WRITTEN OPTIONS:

BARRIER OPTIONS ON INDICES

Counterparty	Description	Barrier Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
JPM	Put - OTC EURO STOXX 50 Index D&I @ 2,600.000	EUR-USD 1.080	11/18/2016	17,314	$(193)	$(7)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	111

Consolidated Schedule of Investments PIMCO Global Multi-Asset Fund (Cont.)

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Call - OTC CDX.IG-27 5-Year Index	Buy	0.700%	12/21/2016		$13,400	$(14)	$(16)
	Call - OTC iTraxx Europe 25 5-Year Index	Buy	0.625	11/16/2016	EUR	12,500	(11)	(13)
JPM	Put - OTC iTraxx Europe 25 5-Year Index	Sell	0.900	11/16/2016		12,700	(18)	(6)

							$(43)	$(35)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BRC	Call - OTC GBP versus USD	$	1.370	11/04/2016	GBP	6,350	$(58)	$(2)
FBF	Call - OTC USD versus BRL	BRL	3.600	10/21/2016	$	6,854	(88)	(4)
GLM	Put - OTC USD versus MXN	MXN	19.000	10/27/2016		2,810	(22)	(25)
	Put - OTC USD versus MXN		18.750	11/01/2016		2,910	(16)	(16)
JPM	Call - OTC EUR versus USD	$	1.150	11/16/2016	EUR	2,604	(27)	(8)
SCX	Put - OTC EUR versus USD		1.085	11/03/2016		2,470	(10)	(3)
	Put - OTC EUR versus USD		1.090	11/16/2016		2,010	(14)	(5)
SOG	Put - OTC EUR versus USD		1.100	11/16/2016		1,350	(13)	(5)

							$(248)	$(68)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date (1)	Notional Amount		Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	$	12,000	$(106)	$(1)
GLM	Cap - OTC CPALEMU	100.152	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	EUR	6,400	(291)	(42)
JPM	Cap - OTC YOY CPURNSA	233.707	Maximum of [(3 + 0.000%) - (Final Index/Initial Index)] or 0	04/10/2020	$	8,600	(23)	42
	Floor - OTC YOY CPURNSA	233.707	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	04/10/2020		8,600	(23)	9
	Floor - OTC YOY CPURNSA	234.812	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/2020		11,700	(132)	(93)
	Floor - OTC YOY CPURNSA	238.643	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/02/2020		5,200	(96)	(52)

							$(671)	$(137)

(1)	YOY options may have a series of expirations.

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	10/23/2018	$	67,500	$(950)	$(359)
MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	10/17/2018		46,900	(931)	(349)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	11/15/2018		14,000	(301)	(111)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	12/10/2018		14,000	(315)	(116)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300	03/29/2019		56,100	(1,125)	(533)

								$(3,622)	$(1,468)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums (Received)	Market Value
FAR	Call - OTC 2-Year Interest Rate Floor *	0.943%	3-Month USD-LIBOR	12/06/2019	$128,800	$(902)	$(629)
NGF	Call - OTC 2-Year Interest Rate Floor *	0.943	3-Month USD-LIBOR	12/06/2019	129,600	(901)	(633)

						$(1,803)	$(1,262)

*	The underlying security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC MSCI Emerging Markets Index	825.000	10/21/2016	$	8	$(61)	$(14)
	Put - OTC Nikkei 225 Index	15,500.000	12/09/2016	JPY	42	(155)	(107)
JPM	Call - OTC MSCI Emerging Markets Index	960.000	12/16/2016	$	7	(98)	(83)
MYI	Call - OTC IBOV Index	62,000.000	10/13/2016	BRL	0	(87)	(5)

						$(401)	$(209)

Total Written Options						$(6,981)	$(3,186)

112	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2016:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		2,652		5,913		(3,111)		(3,859)		(299)		1,296
Notional Amount in $	$	484,801	$	638,398	$	(255,988)	$	(265,122)	$	(64,500)	$	537,589
Notional Amount in AUD	AUD	0	AUD	3,540	AUD	(3,540)	AUD	0	AUD	0	AUD	0
Notional Amount in BRL	BRL	0	BRL	1	BRL	0	BRL	(1)	BRL	0	BRL	0
Notional Amount in EUR	EUR	32,805	EUR	141,550	EUR	(27,547)	EUR	(79,257)	EUR	(27,500)	EUR	40,051
Notional Amount in GBP	GBP	0	GBP	6,350	GBP	0	GBP	0	GBP	0	GBP	6,350
Notional Amount in HKD	HKD	0	HKD	10	HKD	0	HKD	(10)	HKD	0	HKD	0
Notional Amount in JPY	JPY	0	JPY	23,174	JPY	(11,608)	JPY	(11,524)	JPY	0	JPY	42
Premiums	$	(5,764)	$	(11,134)	$	4,390	$	4,808	$	185	$	(7,515)

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Maturity Date	# of Units	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BPS	Receive	PLATGOLD Index †	$338.750	01/06/2017	2,100	$113	$3	$116	$0
GST	Pay	EURMARGIN CAL16 †	5.700	12/31/2016	9,000	2	3	5	0
	Pay	GOLDLNPM Index †	1,091.950	01/06/2017	500	0	(113)	0	(113)
	Receive	PLATGOLD Index †	244.000	01/06/2017	800	(16)	(15)	0	(31)
	Pay	PLTMLNPM Index †	845.000	01/06/2017	500	0	95	95	0
JPM	Pay	EURMARGIN CAL17 †	5.850	12/31/2017	72,000	0	(37)	0	(37)
MYC	Pay	EURMARGIN CAL16 †	5.900	12/31/2016	135,000	0	50	50	0
	Pay	EURMARGIN CAL16 †	5.950	12/31/2016	102,000	0	32	32	0

						$99	$18	$298	$(181)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Maturity Date	Implied Credit Spread at September 30, 2016 (4)	Notional Amount (5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
FBF	Altria Group, Inc.	(1.000)%	06/20/2021	0.286%	$900	$(31)	$1	$0	$(30)
	Kraft Heinz Foods Co.	(1.000)	09/20/2020	0.405	700	(18)	2	0	(16)
JPM	Boston Scientific Corp.	(1.000)	06/20/2020	0.248	1,200	(25)	(9)	0	(34)
	Cigna Corp.	(1.000)	03/20/2021	0.319	200	(6)	0	0	(6)
MYC	Pioneer Natural Resources Co.	(1.000)	06/20/2018	0.426	400	8	(12)	0	(4)

						$(72)	$(18)	$0	$(90)

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN AND U.S. MUNICIPAL ISSUES - SELL PROTECTION (3)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2016 (4)	Notional Amount (5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Volkswagen International Finance NV	1.000%	12/20/2016	0.311%	EUR 160	$(1)	$1	$0	$0
BPS	Barclays Bank PLC	1.000	06/20/2017	0.392	1,300	0	7	7	0
BRC	Colombia Government International Bond	1.000	06/20/2021	1.511	$ 200	(6)	2	0	(4)
CBK	Brazil Government International Bond	1.000	06/20/2021	2.449	200	(17)	4	0	(13)
	California State General Obligation Bonds, Series 2003	1.000	12/20/2017	0.459	20,500	(381)	524	143	0
	Mexico Government International Bond	1.000	06/20/2021	1.520	200	(5)	0	0	(5)
DUB	Brazil Government International Bond	1.000	06/20/2021	2.449	300	(26)	7	0	(19)
	Mexico Government International Bond	1.000	06/20/2021	1.520	1,600	(40)	3	0	(37)
HUS	Brazil Government International Bond	1.000	06/20/2021	2.449	2,100	(146)	12	0	(134)
	Colombia Government International Bond	1.000	06/20/2021	1.511	200	(6)	1	0	(5)
	Mexico Government International Bond	1.000	06/20/2021	1.520	300	(8)	1	0	(7)
JPM	Brazil Government International Bond	1.000	06/20/2021	2.449	100	(7)	1	0	(6)
	Deutsche Bank AG	1.000	12/20/2021	4.832	EUR 400	(83)	0	0	(83)
NGF	Russia Government International Bond	1.000	06/20/2021	1.996	$ 500	(31)	9	0	(22)

						$(757)	$572	$150	$(335)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	113

Consolidated Schedule of Investments PIMCO Global Multi-Asset Fund (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (3)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (5)		Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value (6)
								Asset	Liability
DUB	CMBX.NA.AAA.6 Index	0.500%	05/11/2063	$	1,600	$(35)	$23	$0	$(12)
GST	CMBX.NA.AAA.7 Index	0.500	01/17/2047		600	(19)	9	0	(10)
	CMBX.NA.AAA.8 Index	0.500	10/17/2057		8,800	(423)	210	0	(213)
	CMBX.NA.AAA.9 Index	0.500	09/17/2058		8,400	(534)	226	0	(308)
MEI	CMBX.NA.AAA.8 Index	0.500	10/17/2057		11,900	(618)	330	0	(288)

						$(1,629)	$798	$0	$(831)

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Month GBP-UKRPI	3.350%	08/15/2030	GBP	3,900	$(14)	$169	$155	$0
	Pay	3-Month USD-CPURNSA	1.500	01/15/2017		$16,450	0	(8)	0	(8)
	Pay	3-Month USD-CPURNSA	2.000	04/15/2017		9,750	0	(15)	0	(15)
	Receive	3-Month USD-CPURNSA *	1.565	06/07/2018		1,100	0	2	2	0
BPS	Receive	3-Month EUR-EXT-CPI	0.550	10/15/2017	EUR	1,500	0	(4)	0	(4)
	Receive	3-Month EUR-EXT-CPI	0.806	04/15/2021		3,100	0	20	20	0
	Pay	3-Month EUR-FRCPI	1.140	08/15/2026		600	0	(3)	0	(3)
CBK	Pay	3-Month EUR-EXT-CPI	0.830	05/15/2018		7,000	0	(34)	0	(34)
	Receive	3-Month EUR-EXT-CPI	0.655	08/15/2018		1,200	(2)	(4)	0	(6)
	Receive	3-Month EUR-EXT-CPI	0.640	09/15/2018		900	0	(4)	0	(4)
	Receive	3-Month EUR-EXT-CPI	0.650	10/15/2018		1,600	0	(6)	0	(6)
	Receive	3-Month EUR-EXT-CPI	0.806	04/15/2021		4,080	0	26	26	0
	Receive	3-Month EUR-EXT-CPI	0.875	05/15/2021		5,300	0	23	23	0
	Pay	3-Month EUR-EXT-CPI	1.177	05/15/2026		1,300	0	8	8	0
	Pay	3-Month EUR-FRCPI	1.675	06/15/2025		6,100	0	523	523	0
DUB	Receive	3-Month EUR-EXT-CPI	0.580	10/15/2017		2,800	(3)	(7)	0	(10)
	Receive	3-Month EUR-EXT-CPI	0.605	09/15/2018		1,600	0	(5)	0	(5)
	Receive	3-Month EUR-EXT-CPI	0.650	10/15/2018		3,700	2	(15)	0	(13)
FBF	Pay	1-Month GBP-UKRPI	3.352	05/15/2030	GBP	700	0	37	37	0
	Receive	3-Month EUR-EXT-CPI	0.615	09/15/2018	EUR	1,800	0	(6)	0	(6)
GLM	Receive	3-Month EUR-EXT-CPI	0.650	09/15/2018		1,100	0	(5)	0	(5)
	Pay	3-Month EUR-FRCPI	1.140	08/15/2026		600	0	(3)	0	(3)
JPM	Receive	3-Month EUR-EXT-CPI	0.580	10/15/2017		3,000	0	(11)	0	(11)
	Pay	3-Month USD-CPURNSA	1.512	01/15/2017		$13,300	0	(5)	0	(5)
	Receive	3-Month USD-CPURNSA	1.550	07/26/2021		1,900	0	19	19	0
	Receive	3-Month USD-CPURNSA	1.602	09/12/2021		1,390	0	8	8	0
	Pay	3-Month USD-CPURNSA	1.730	07/26/2026		1,900	0	(28)	0	(28)
	Pay	3-Month USD-CPURNSA	1.801	09/12/2026		1,390	0	(9)	0	(9)
	Pay	3-Month USD-CPURNSA	1.780	09/15/2026		6,700	(7)	(53)	0	(60)
MYC	Pay	1-Month GBP-UKRPI	3.400	06/15/2030	GBP	28,700	93	1,626	1,719	0
	Receive	3-Month EUR-EXT-CPI	0.806	04/15/2021	EUR	1,300	0	8	8	0

114	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Pay	3-Month USD-CPURNSA	1.787%	07/18/2026		$300	$0	$(3)	$0	$(3)
	Pay	3-Month USD-CPURNSA	1.810	07/19/2026		4,000	0	(27)	0	(27)
	Pay	3-Month USD-CPURNSA	1.800	07/20/2026		2,300	0	(18)	0	(18)
	Pay	3-Month USD-CPURNSA	1.805	09/20/2026		15,300	0	(104)	0	(104)
RYL	Pay	3-Month EUR-FRCPI	1.140	08/15/2026	EUR	500	0	(2)	0	(2)
SOG	Receive	3-Month EUR-EXT-CPI	0.680	10/15/2018		1,200	1	(6)	0	(5)
UAG	Receive	3-Month EUR-EXT-CPI	0.525	10/15/2017		6,200	3	(17)	0	(14)
	Receive	3-Month EUR-EXT-CPI	0.610	09/15/2018		2,100	0	(7)	0	(7)
	Pay	3-Month USD-CPURNSA	2.062	05/12/2025		$22,600	0	735	735	0

							$ 73	$2,795	$ 3,283	$(415)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

TOTAL RETURN SWAPS ON COMMODITY, EQUITY AND INTEREST RATE INDICES

Counterparty	Pay/Receive (7)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	KOSPI Index	18,500,000	1-Month USD-LIBOR plus a specified spread	12/08/2016	KRW	4,752,650	$0	$21	$21	$0
	Receive	TWSE Index	6,000	1-Month USD-LIBOR plus a specified spread	10/19/2016	TWD	54,646	0	4	4	0
	Receive	SPSIBKT Index	6,515	1-Month USD-LIBOR plus a specified spread	07/13/2017		$6,600	0	24	24	0
BPS	Pay	SPGCINP Index †	11,127	(0.050)%	02/15/2017		1,648	0	(82)	0	(82)
FBF	Receive	Swiss Market Index	820	1-Month USD-LIBOR plus a specified spread	12/16/2016	CHF	6,669	0	(17)	0	(17)
	Receive	IOS.FN.300.12 Index	N/A	1-Month USD-LIBOR	01/12/2043		$10,037	0	(32)	0	(32)
GST	Pay	SPGCINP Index †	1,813	(0.050)%	08/15/2017		268	0	(44)	0	(44)

								$0	$(126)	$49	$(175)

(7)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Receive	SPGCCLP Index (8)	8.851%	06/16/2017	$1,457	$0	$118	$118	$0
	Receive	SPGCCLP Index (8)	9.303	06/16/2017	1,475	0	113	113	0
GST	Pay	GOLDLNPM Index (8) †	7.023	07/29/2020	6,604	0	195	195	0
	Pay	GOLDLNPM Index (8) †	7.840	09/09/2020	357	0	9	9	0
	Pay	SPGCCLP Index (8)	11.834	06/16/2017	1,475	0	(76)	0	(76)
	Pay	SPGCCLP Index (8)	12.076	06/16/2017	1,457	0	(71)	0	(71)
JPM	Pay	GOLDLNPM Index (8) †	11.156	05/07/2020	5,838	0	352	352	0
	Pay	GOLDLNPM Index (8) †	9.000	07/24/2020	3,167	0	119	119	0
SOG	Pay	Nikkei 225 Index (8)	25.500	12/09/2016	5,354,717	0	513	513	0
	Pay	Nikkei 225 Index (8)	26.600	12/09/2016	2,581,707	0	238	238	0

						$0	$1,510	$1,657	$(147)

Total Swap Agreements						$(2,286)	$5,549	$5,437	$(2,174)

(8)	Variance Swap

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	115

Consolidated Schedule of Investments PIMCO Global Multi-Asset Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2016:

(l)	Securities with an aggregate market value of $9,835 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(9)
PIMCO Global Multi-Asset Fund
AZD	$13	$0	$0	$13	$0	$0	$0	$0	$13	$(10)	$3
BOA	1,028	215	437	1,680	(1,555)	(121)	(23)	(1,699)	(19)	362	343
BPS	336	0	27	363	(1,500)	(29)	(7)	(1,536)	(1,173)	1,112	(61)
BRC	153	0	0	153	(1)	(2)	(4)	(7)	146	0	146
CBK	392	115	723	1,230	(759)	(1)	(68)	(828)	402	(481)	(79)
DUB	61	1,342	0	1,403	(798)	(359)	(96)	(1,253)	150	(243)	(93)
FAR	0	825	0	825	0	(629)	0	(629)	196	0	196
FBF	0	0	37	37	(1)	(4)	(101)	(106)	69	653	584
GLM	182	72	0	254	(1,360)	(83)	(8)	(1,451)	(1,197)	907	(290)
GST	0	0	0	0	0	0	(678)	(678)	(678)	885	207
HUS	91	0	0	91	(54)	0	(146)	(200)	(109)	0	(109)
IND	50	0	0	50	(46)	0	0	(46)	4	0	4
JPM	267	630	27	924	(4,755)	(198)	(242)	(5,195)	(4,271)	4,372	101
MEI	0	0	0	0	0	0	(288)	(288)	(288)	328	40
MSB	64	0	0	64	(84)	0	0	(84)	(20)	0	(20)
MYC	0	2,848	1,727	4,575	0	(1,109)	(156)	(1,265)	3,310	(3,696)	(386)
MYI	0	363	0	363	0	(5)	0	(5)	358	(350)	8
NAB	36	0	0	36	0	0	0	0	36	0	36
NGF	0	1,487	0	1,487	0	(633)	(22)	(655)	832	(811)	21
RYL	0	0	0	0	0	0	(2)	(2)	(2)	(10)	(12)
SCX	89	0	0	89	(474)	(8)	0	(482)	(393)	356	(37)
SOG	5	24	751	780	(189)	(5)	(5)	(199)	581	(620)	(39)
TOR	0	0	0	0	(860)	0	0	(860)	(860)	859	(1)
UAG	669	0	735	1,404	(55)	0	(21)	(76)	1,328	(1,470)	(142)

PIMCO Cayman Commodity Fund II, Ltd. (Subsidiary)
BPS	0	0	116	116	0	0	(82)	(82)	34	0	34
GST	0	0	304	304	0	0	(188)	(188)	116	0	116
JPM	0	0	471	471	0	0	(37)	(37)	434	(260)	174
MYC	0	0	82	82	0	0	0	0	82	(110)	(28)

Total Over the Counter	$3,436	$7,921	$5,437	$16,794	$(12,491)	$(3,186)	$(2,174)	$(17,851)

(9)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$10	$10
Futures	78	0	1,699	0	374	2,151
Swap Agreements	0	0	0	0	1,046	1,046

	$78	$0	$1,699	$0	$1,430	$3,207

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,436	$0	$3,436
Purchased Options	0	0	446	0	7,475	7,921
Swap Agreements	1,203	150	801	0	3,283	5,437

	$1,203	$150	$1,247	$3,436	$10,758	$16,794

	$1,281	$150	$2,946	$3,436	$12,188	$20,001

116	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$330	$0	$29	$359
Futures	204	0	747	0	23	974
Swap Agreements	0	401	0	0	221	622

	$204	$401	$1,077	$0	$273	$1,955

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$12,491	$0	$12,491
Written Options	0	35	216	68	2,867	3,186
Swap Agreements	453	1,257	17	0	447	2,174

	$453	$1,292	$233	$12,559	$3,314	$17,851

	$657	$1,693	$1,310	$12,559	$3,587	$19,806

The effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the period ended September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(1,430)	$0	$(10)	$(1,440)
Written Options	196	0	2,940	0	125	3,261
Futures	432	0	12,845	0	(1,045)	12,232
Swap Agreements	0	(2,086)	0	0	(4,636)	(6,722)

	$628	$(2,086)	$14,355	$0	$(5,566)	$7,331

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$11,699	$0	$11,699
Purchased Options	0	0	(205)	(256)	(4,216)	(4,677)
Written Options	39	208	1,228	485	831	2,791
Swap Agreements	(62)	523	1,244	0	(1,769)	(64)

	$(23)	$731	$2,267	$11,928	$(5,154)	$9,749

	$605	$(1,355)	$16,622	$11,928	$(10,720)	$17,080

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$47	$0	$(6)	$41
Written Options	0	0	237	0	9	246
Futures	(291)	0	(223)	0	374	(140)
Swap Agreements	0	(561)	0	0	1,693	1,132

	$(291)	$(561)	$61	$0	$2,070	$1,279

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(9,548)	$0	$(9,548)
Purchased Options	0	0	(497)	239	(157)	(415)
Written Options	1	(22)	325	158	2,289	2,751
Swap Agreements	96	333	328	0	162	919

	$97	$311	$156	$(9,151)	$2,294	$(6,293)

	$(194)	$(250)	$217	$(9,151)	$4,364	$(5,014)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	117

Consolidated Schedule of Investments PIMCO Global Multi-Asset Fund (Cont.)

September 30, 2016 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Investments in Securities, at Value
Bank Loan Obligations	$0	$3,485	$0	$3,485
Corporate Bonds & Notes
Banking & Finance	0	43,092	0	43,092
Industrials	0	3,000	0	3,000
Utilities	0	503	0	503
U.S. Government Agencies	0	39,836	0	39,836
U.S. Treasury Obligations	0	248,649	0	248,649
Non-Agency Mortgage-Backed Securities	0	9,491	0	9,491
Asset-Backed Securities	0	11,051	0	11,051
Sovereign Issues	0	115,363	0	115,363
Common Stocks
Consumer Discretionary	1,727	0	0	1,727
Consumer Staples	1,341	0	0	1,341
Financials	2,595	0	0	2,595
Health Care	5,132	0	0	5,132
Industrials	5,020	0	0	5,020
Information Technology	5,662	0	0	5,662
Exchange-Traded Funds	51,621	0	0	51,621
Short-Term Instruments
Repurchase Agreements	0	88,037	0	88,037
Japan Treasury Bills	0	25,551	0	25,551
U.S. Treasury Bills	0	610	0	610

	$73,098	$588,668	$0	$661,766

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Investments in Affiliates, at Value
Mutual Funds	$190,331	$0	$0	$190,331
Exchange-Traded Funds	17,818	0	0	17,818
Short-Term Instruments
Central Funds Used for Cash Management Purposes	552	0	0	552

	$208,701	$0	$0	$208,701

Total Investments	$281,799	$588,668	$0	$870,467

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(2,148)	$0	$(2,148)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	2,151	1,056	0	3,207
Over the counter	0	15,597	1,197	16,794

	$2,151	$16,653	$1,197	$20,001

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(974)	(981)	0	(1,955)
Over the counter	0	(17,844)	(7)	(17,851)

	$(974)	$(18,825)	$(7)	$(19,806)

Totals	$282,976	$584,348	$1,190	$868,514

There were no significant transfers between Levels 1, 2, or 3 during the period ended September 30, 2016.

118	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Notes to Financial Statements

September 30, 2016 (Unaudited)

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A, Class C and Class R shares of the funds (each a “Fund” and collectively the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. Research Affiliates, LLC (“Research Affiliates”) serves as the sub-adviser to the PIMCO Multi-Strategy Alternative Fund. Certain Funds may invest substantially all of their assets in Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, an affiliated open-end investment company, except funds of funds (“Underlying PIMCO Funds”). Each of the PIMCO Global Multi-Asset Funds, PIMCO REALPATH® Funds and PIMCO Multi-Strategy Alternative Fund is further permitted to invest in the Underlying PIMCO Funds and other affiliated funds, including funds of the PIMCO ETF Trust, an affiliated investment company and unaffiliated funds, which may or may not be registered under the Act (collectively, “Acquired Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized.

Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies are recorded as dividend income. Long-term capital gain distributions received from registered investment companies are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	119

Notes to Financial Statements (Cont.)

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency
Fund Name	Declared	Distributed
PIMCO Global Multi-Asset Fund	Quarterly	Quarterly
PIMCO Multi-Strategy Alternative Fund	Quarterly	Quarterly
PIMCO REALPATH® 2020 Fund	Quarterly	Quarterly
PIMCO REALPATH® 2025 Fund	Quarterly	Quarterly
PIMCO REALPATH® 2030 Fund	Quarterly	Quarterly
PIMCO REALPATH® 2035 Fund	Quarterly	Quarterly
PIMCO REALPATH® 2040 Fund	Quarterly	Quarterly
PIMCO REALPATH® 2045 Fund	Quarterly	Quarterly
PIMCO REALPATH® 2050 Fund	Quarterly	Quarterly
PIMCO REALPATH® 2055 Fund	Quarterly	Quarterly
PIMCO REALPATH® Income Fund	Quarterly	Quarterly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of transactions that may cause character differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a Statement of Cash Flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the entity’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the entity had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Funds with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements or sale-buyback transactions, have been determined to be at a level requiring a Statement of Cash Flows. The Statement of Cash Flows, as applicable, has been prepared using the indirect method which requires net increase (decrease) in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(f) New Accounting Pronouncements  In August 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. The ASU did not have an impact on the Funds’ financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the statement of cash flows. The ASU is effective for annual

120	PIMCO ASSET ALLOCATION FUNDS

September 30, 2016 (Unaudited)

periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class. On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	121

Notes to Financial Statements (Cont.)

loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the

122	PIMCO ASSET ALLOCATION FUNDS

September 30, 2016 (Unaudited)

transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	123

Notes to Financial Statements (Cont.)

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered

Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The PIMCO Global Multi-Asset Fund and the PIMCO REALPATH® Funds may invest in some or all of the Underlying PIMCO Funds. The PIMCO Multi-Strategy Alternative Fund may invest in some or all of the Underlying PIMCO Funds or shares of any funds of PIMCO ETF Trust. Each of the PIMCO Global Multi-Asset Fund, PIMCO REALPATH® Funds, and PIMCO Multi-Strategy Alternative Fund is further permitted to invest in the Acquired Funds. Each Fund may invest in the PIMCO Short-Term Floating NAV Portfolio III (“Central Fund”) to the extent permitted by the Act and rules thereunder. The Central Fund is a registered investment company created for use solely by the series of the Trust and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Fund are money market and short maturity fixed income instruments. The Central Fund may incur expenses related to its investment activities, but does not pay Investment Advisory Fees or Supervisory and Administrative Fees to PIMCO. The Central Fund is considered to be affiliated with the Funds. The tables below show the Funds’ transactions in and earnings from investments in these affiliated Funds for the period ended September 30, 2016 (amounts in thousands†):

PIMCO Multi-Strategy Alternative Fund
Underlying PIMCO Funds	Market Value 03/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO Credit Absolute Return Fund	$5,651	$35,248	$(23,009)	$17	$521	$18,428	$133	$0
PIMCO EqS® Long/Short Fund	5,138	2,929	(1,191)	(17)	145	7,004	0	0
PIMCO Mortgage Opportunities Fund	16,980	25,741	(28,816)	(24)	358	14,239	288	0
PIMCO RAE Worldwide Long/Short PLUS Fund	5,217	2,684	(1,774)	(37)	277	6,367	41	0
PIMCO Short-Term Floating NAV Portfolio III	9,542	15,758	(13,400)	0	6	11,906	57	0
PIMCO TRENDS Managed Futures Strategy Fund	6,213	2,334	(849)	(47)	(104)	7,547	0	0
PIMCO Unconstrained Bond Fund	513	689	(516)	(20)	36	702	6	0
Totals	$49,254	$85,383	$(69,555)	$(128)	$1,239	$66,193	$525	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(d) in the Notes to Financial Statements for more information.

PIMCO REALPATH® 2020 Fund
Underlying PIMCO Funds	Market Value 03/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO CommodityRealReturn Strategy Fund®	$1,122	$73	$(394)	$(19)	$114	$896	$7	$0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	1,240	9	(320)	(7)	51	973	10	0
PIMCO High Yield Fund	4,226	168	(1,283)	(137)	333	3,307	102	0
PIMCO Income Fund	6,789	318	(1,972)	17	126	5,278	164	0
PIMCO Long Duration Total Return Fund	2,674	46	(834)	(19)	183	2,050	46	0
PIMCO Long-Term Credit Fund	2,637	65	(817)	32	151	2,068	65	0
PIMCO Real Return Asset Fund	5,295	195	(1,692)	7	260	4,065	42	0
PIMCO Real Return Fund	5,627	229	(1,659)	(100)	233	4,330	22	0
PIMCO RealEstateRealReturn Strategy Fund	1,593	60	(503)	46	26	1,222	8	0

124	PIMCO ASSET ALLOCATION FUNDS

September 30, 2016 (Unaudited)

PIMCO REALPATH® 2020 Fund (Cont.)
Underlying PIMCO Funds	Market Value 03/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO Short-Term Floating NAV Portfolio III	$6,445	$22,529	$(23,699)	$6	$(2)	$5,279	$30	$0
PIMCO StocksPLUS® Fund	11,549	417	(8,467)	697	13	4,209	15	0
PIMCO Total Return Fund	2,618	35	(670)	(34)	75	2,024	34	0
Totals	$51,815	$24,144	$(42,310)	$489	$1,563	$35,701	$545	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(d) in the Notes to Financial Statements for more information.

PIMCO REALPATH® 2025 Fund
Underlying PIMCO Funds	Market Value 03/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO CommodityRealReturn Strategy Fund®	$1,016	$68	$(419)	$(3)	$86	$748	$6	$0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	613	5	(172)	4	17	467	4	0
PIMCO High Yield Fund	3,836	158	(1,342)	(154)	331	2,829	89	0
PIMCO Income Fund	4,777	225	(1,584)	14	84	3,516	112	0
PIMCO Long Duration Total Return Fund	2,574	43	(918)	(21)	174	1,852	43	0
PIMCO Long-Term Credit Fund	2,541	60	(905)	36	137	1,869	61	0
PIMCO Real Return Asset Fund	5,101	120	(1,774)	11	241	3,699	40	0
PIMCO Real Return Fund	3,059	94	(973)	(67)	136	2,249	12	0
PIMCO RealEstateRealReturn Strategy Fund	1,959	54	(714)	64	25	1,388	10	0
PIMCO Short-Term Floating NAV Portfolio III	6,638	19,831	(21,200)	7	(2)	5,274	32	0
PIMCO StocksPLUS® Fund	12,287	244	(6,973)	508	241	6,307	22	0
PIMCO Total Return Fund	986	13	(279)	4	11	735	13	0
Totals	$45,387	$20,915	$(37,253)	$403	$1,481	$30,933	$444	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(d) in the Notes to Financial Statements for more information.

PIMCO REALPATH® 2030 Fund
Underlying PIMCO Funds	Market Value 03/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO CommodityRealReturn Strategy Fund®	$1,375	$112	$(582)	$(8)	$131	$1,028	$9	$0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	690	5	(173)	(1)	27	548	5	0
PIMCO High Yield Fund	5,191	124	(1,683)	(203)	450	3,879	124	0
PIMCO Income Fund	5,912	218	(1,775)	19	107	4,481	143	0
PIMCO Long Duration Total Return Fund	2,657	46	(883)	(19)	180	1,981	46	0
PIMCO Long-Term Credit Fund	2,612	64	(911)	38	143	1,946	64	0
PIMCO Real Return Asset Fund	5,251	148	(1,779)	14	254	3,888	42	0
PIMCO Real Return Fund	1,794	7	(477)	13	29	1,366	7	0
PIMCO RealEstateRealReturn Strategy Fund	3,900	119	(1,377)	7	176	2,825	20	0
PIMCO Short-Term Floating NAV Portfolio III	10,769	25,346	(29,700)	10	(3)	6,422	47	0
PIMCO StocksPLUS® Fund	19,920	245	(6,504)	254	977	14,892	54	0
PIMCO Total Return Fund	767	10	(191)	3	9	598	10	0
Totals	$60,838	$26,444	$(46,035)	$127	$2,480	$43,854	$571	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(d) in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	125

Notes to Financial Statements (Cont.)

PIMCO REALPATH® 2035 Fund
Underlying PIMCO Funds	Market Value 03/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO CommodityRealReturn Strategy Fund®	$1,046	$108	$(485)	$9	$83	$761	$6	$0
PIMCO Emerging Local Bond Fund	445	10	(164)	16	(1)	306	11	0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	523	4	(170)	4	15	376	4	0
PIMCO High Yield Fund	3,523	211	(1,438)	(154)	319	2,461	84	0
PIMCO Income Fund	4,027	262	(1,535)	17	68	2,839	97	0
PIMCO Long Duration Total Return Fund	1,237	21	(481)	(2)	78	853	21	0
PIMCO Long-Term Credit Fund	1,203	30	(458)	23	63	861	30	0
PIMCO Real Return Asset Fund	1,589	13	(556)	33	48	1,127	13	0
PIMCO Real Return Fund	1,047	3	(325)	4	21	750	4	0
PIMCO RealEstateRealReturn Strategy Fund	4,015	209	(1,690)	28	170	2,732	20	0
PIMCO Short-Term Floating NAV Portfolio III	10,215	22,737	(27,600)	8	(3)	5,357	36	0
PIMCO StocksPLUS® Fund	16,931	637	(6,730)	316	744	11,898	43	0
PIMCO Total Return Fund	524	8	(166)	2	6	374	7	0
Totals	$46,325	$24,253	$(41,798)	$304	$1,611	$30,695	$376	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(d) in the Notes to Financial Statements for more information.

PIMCO REALPATH® 2040 Fund
Underlying PIMCO Funds	Market Value 03/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO CommodityRealReturn Strategy Fund®	$1,288	$120	$(481)	$(23)	$139	$1,043	$8	$0
PIMCO Emerging Local Bond Fund	1,179	30	(306)	30	9	942	30	0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	644	6	(160)	5	20	515	5	0
PIMCO High Yield Fund	3,177	79	(907)	(109)	263	2,503	79	0
PIMCO Income Fund	3,800	95	(976)	12	72	3,003	96	0
PIMCO Long Duration Total Return Fund	1,071	18	(344)	(6)	73	812	19	0
PIMCO Long-Term Credit Fund	1,031	26	(314)	17	60	820	27	0
PIMCO Real Return Asset Fund	1,308	11	(359)	23	45	1,028	11	0
PIMCO Real Return Fund	1,288	6	(299)	4	28	1,027	5	0
PIMCO RealEstateRealReturn Strategy Fund	5,201	363	(1,917)	17	243	3,907	28	0
PIMCO Short-Term Floating NAV Portfolio III	14,554	26,649	(32,800)	11	(5)	8,409	49	0
PIMCO StocksPLUS® Fund	22,264	393	(6,788)	289	1,129	17,287	63	0
PIMCO Total Return Fund	644	10	(153)	2	9	512	10	0
Totals	$57,449	$27,806	$(45,804)	$272	$2,085	$41,808	$430	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(d) in the Notes to Financial Statements for more information.

PIMCO REALPATH® 2045 Fund
Underlying PIMCO Funds	Market Value 03/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO CommodityRealReturn Strategy Fund®	$839	$77	$(66)	$(5)	$83	$928	$7	$0
PIMCO Emerging Local Bond Fund	849	26	0	0	32	907	25	0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	419	4	0	0	17	440	4	0
PIMCO High Yield Fund	1,224	36	0	0	68	1,328	36	0
PIMCO Income Fund	1,636	112	0	0	41	1,789	47	0
PIMCO Long Duration Total Return Fund	655	13	(51)	0	46	663	13	0
PIMCO Long-Term Credit Fund	629	19	0	0	51	699	19	0
PIMCO Real Return Asset Fund	848	8	0	0	52	908	9	0

126	PIMCO ASSET ALLOCATION FUNDS

September 30, 2016 (Unaudited)

PIMCO REALPATH® 2045 Fund (Cont.)
Underlying PIMCO Funds	Market Value 03/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO Real Return Fund	$839	$50	$0	$0	$24	$913	$4	$0
PIMCO RealEstateRealReturn Strategy Fund	3,387	282	(272)	5	159	3,561	23	0
PIMCO Short-Term Floating NAV Portfolio III	9,934	14,139	(15,400)	7	(3)	8,677	39	0
PIMCO StocksPLUS® Fund	15,336	977	(694)	13	1,074	16,706	59	0
PIMCO Total Return Fund	419	7	0	0	7	433	6	0
Totals	$37,014	$15,750	$(16,483)	$20	$1,651	$37,952	$291	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(d) in the Notes to Financial Statements for more information.

PIMCO REALPATH® 2050 Fund
Underlying PIMCO Funds	Market Value 03/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO CommodityRealReturn Strategy Fund®	$1,698	$232	$(832)	$(48)	$196	$1,246	$11	$0
PIMCO Emerging Local Bond Fund	1,720	181	(713)	41	22	1,251	45	0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	849	7	(274)	9	24	615	7	0
PIMCO High Yield Fund	2,137	182	(857)	(51)	154	1,565	54	0
PIMCO Income Fund	2,972	238	(1,165)	15	50	2,110	75	0
PIMCO Long Duration Total Return Fund	1,327	23	(528)	(2)	90	910	24	0
PIMCO Long-Term Credit Fund	1,274	34	(489)	33	67	919	34	0
PIMCO Real Return Asset Fund	1,029	9	(358)	28	30	738	9	0
PIMCO Real Return Fund	1,699	6	(522)	10	34	1,227	7	0
PIMCO RealEstateRealReturn Strategy Fund	6,859	787	(3,302)	102	301	4,747	36	0
PIMCO Short-Term Floating NAV Portfolio III	21,363	38,066	(48,200)	16	(10)	11,235	65	0
PIMCO StocksPLUS® Fund	32,075	2,387	(13,787)	743	1,418	22,836	81	0
PIMCO Total Return Fund	849	13	(265)	4	11	612	12	0
Totals	$75,851	$42,165	$(71,292)	$900	$2,387	$50,011	$460	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(d) in the Notes to Financial Statements for more information.

PIMCO REALPATH® 2055 Fund
Underlying PIMCO Funds	Market Value 03/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO CommodityRealReturn Strategy Fund®	$69	$11	$(5)	$(1)	$7	$81	$1	$0
PIMCO Emerging Local Bond Fund	69	7	0	0	2	78	2	0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	34	5	0	0	1	40	0	0
PIMCO High Yield Fund	86	6	0	0	5	97	3	0
PIMCO Income Fund	120	18	0	0	3	141	3	0
PIMCO Long Duration Total Return Fund	54	5	(4)	0	4	59	1	0
PIMCO Long-Term Credit Fund	51	2	0	0	4	57	2	0
PIMCO Real Return Asset Fund	35	0	0	0	2	37	0	0
PIMCO Real Return Fund	68	9	0	0	2	79	0	0
PIMCO RealEstateRealReturn Strategy Fund	276	43	(18)	1	12	314	2	0
PIMCO Short-Term Floating NAV Portfolio III	665	1,002	(901)	2	0	768	3	0
PIMCO StocksPLUS® Fund	1,299	152	(20)	0	91	1,522	5	0
PIMCO Total Return Fund	34	4	0	0	1	39	1	0
Totals	$2,860	$1,264	$(948)	$2	$134	$3,312	$23	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(d) in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	127

Notes to Financial Statements (Cont.)

PIMCO REALPATH® Income Fund
Underlying PIMCO Funds	Market Value 03/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO CommodityRealReturn Strategy Fund®	$1,082	$84	$(384)	$(26)	$121	$877	$7	$0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	1,629	13	(401)	(8)	67	1,300	13	0
PIMCO High Yield Fund	4,066	100	(1,053)	(85)	281	3,309	100	0
PIMCO Income Fund	8,925	346	(2,179)	21	172	7,285	220	0
PIMCO Long Duration Total Return Fund	1,929	33	(587)	(11)	132	1,496	34	0
PIMCO Long-Term Credit Fund	1,893	48	(566)	24	110	1,509	48	0
PIMCO Real Return Asset Fund	3,803	136	(1,054)	6	192	3,083	31	0
PIMCO Real Return Fund	5,430	92	(1,259)	(90)	221	4,394	22	0
PIMCO RealEstateRealReturn Strategy Fund	1,103	53	(341)	29	18	862	6	0
PIMCO Short-Term Floating NAV Portfolio III	7,354	20,827	(21,400)	6	(3)	6,784	27	0
PIMCO StocksPLUS® Fund	10,269	6	(9,203)	859	(204)	1,727	6	0
PIMCO Total Return Fund	4,904	132	(1,168)	(66)	144	3,946	66	0
Totals	$52,387	$21,870	$(39,595)	$659	$1,251	$36,572	$580	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(d) in the Notes to Financial Statements for more information.

PIMCO Global Multi-Assets Fund
Underlying PIMCO Funds	Market Value 03/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO Capital Securities and Financials Fund	$5,269	$140	$(718)	$(28)	$291	$4,954	$139	$0
PIMCO Diversified Income Active Exchange-Traded Fund	6,131	0	0	0	503	6,634	123	0
PIMCO Emerging Markets Corporate Bond Fund	20	2	0	0	1	23	2	0
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	10,897	0	0	0	287	11,184	0	0
PIMCO Income Fund	145,490	3,767	(14,875)	(676)	3,905	137,611	3,768	0
PIMCO Mortgage Opportunities Fund	22,503	377	0	0	476	23,356	376	0
PIMCO RAE Fundamental PLUS Fund	15,713	0	(1)	0	1,378	17,090	0	0
PIMCO Short-Term Floating NAV Portfolio III	24,531	163,324	(187,300)	(1)	(2)	552	24	0
PIMCO StocksPLUS® Fund	69,045	0	(69,653)	(6,195)	6,803	0	0	0
PIMCO TRENDS Managed Futures Strategy Fund	7,511	0	0	0	(214)	7,297	0	0
Totals	$307,110	$167,610	$(272,547)	$(6,900)	$13,428	$208,701	$4,432	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(d) in the Notes to Financial Statements for more information.

(b) Investments in Securities

Exchange-Traded Funds  Certain Funds may invest in ETFs, which typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, a Fund would bear a pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses a Fund bears directly in connection with its own operations. Investments in ETFs entail certain risks; in particular, investments in index ETFs involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track.

Inflation-Indexed Bonds  Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

Loan Participations, Assignments and Originations  Certain Funds may invest in direct debt instruments which are interests in amounts

128	PIMCO ASSET ALLOCATION FUNDS

September 30, 2016 (Unaudited)

owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by a Fund or Funds. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. As of September 30, 2016, the Funds had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	129

Notes to Financial Statements (Cont.)

interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Certain Funds may engage in strategies where they seek to extend the expiration or maturity of a position, such as a To Be Announced (“TBA”) security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  Certain Funds may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements, and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the

130	PIMCO ASSET ALLOCATION FUNDS

September 30, 2016 (Unaudited)

security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  Certain Funds may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it may not own in anticipation of a decline in the fair value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Fund is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  Certain Funds may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  Certain Funds may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	131

Notes to Financial Statements (Cont.)

(c) Options Contracts  Certain Funds may write or purchase options to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Barrier Options  Certain Funds may write or purchase a variety of options with non-standard payout structures or other features (“Barrier Options”). Barrier Options are generally traded OTC. Certain Funds may invest in various types of Barrier Options including down-and-in and up-and-in options. Down-and-in and up-and-in options are similar to standard options, except that the option expires worthless to the purchaser of the option if the price of the underlying instrument does, or does not reach a specific barrier price level prior to the option’s expiration date

Credit Default Swaptions  Certain Funds may write or purchase credit default swaptions to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  Certain Funds may write or purchase foreign currency options. Purchasing foreign currency options gives a Fund the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  Certain Funds may write or purchase inflation-capped options to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate-Capped Options  Certain Funds may write or purchase interest rate-capped options to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect a Fund from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  Certain Funds may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Commodity Futures Contracts  Certain Funds may write or purchase options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise of a Commodity Option will not include physical delivery of the underlying commodity but will result in a cash transfer amount of the difference between the current market value of the underlying futures contract and the strike price. For an option that is in-the-money, a Fund will normally offset its position rather than exercise the option to retain any remaining time value.

Options on Exchange-Traded Futures Contracts  Certain Funds may write or purchase options on exchange-traded futures contracts

132	PIMCO ASSET ALLOCATION FUNDS

September 30, 2016 (Unaudited)

(“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Indices  Certain Funds may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

Options on Securities  Certain Funds may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. A Fund may write or purchase options to enhance returns or to hedge an existing position or future investment.

Straddle Options  Certain Funds may enter into differing forms of straddle options (“Straddle”). A Straddle is an investment strategy that uses combinations of options that allow a Fund to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written Straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written Straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased Straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased Straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

(d) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying a Fund’s investment policies and restrictions, swap agreements are generally valued by a Fund at market value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	133

Notes to Financial Statements (Cont.)

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Commodity Forward Swap Agreements  Certain Funds may invest in commodity forward swap agreements (“Commodity Forwards”) to gain or mitigate exposure to the underlying referenced commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying referenced commodity exceeds or falls short of the offsetting payment obligation, a Fund will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements  Certain Funds may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of

134	PIMCO ASSET ALLOCATION FUNDS

September 30, 2016 (Unaudited)

payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  Certain Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because a Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  Certain Funds may enter into total return swap agreements to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

Volatility Swap Agreements  Certain Funds also may enter into forward volatility agreements, also known as volatility swaps. In a volatility swap, the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, a Fund may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Fund will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Fund will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Fund would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Fund would owe the payoff amount when the

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	135

Notes to Financial Statements (Cont.)

realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL RISKS

In the normal course of business, the Funds (or Acquired Funds) trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Investments in Mutual Funds  To the extent that certain Funds invest substantially all of their respective assets in Acquired Funds, the risks associated with investing in these Funds will be closely related to the risks associated with the securities and other investments held by the Acquired Funds. The ability of the Funds to achieve their respective investment objectives may depend upon the ability of the Acquired Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Acquired Fund will be achieved. The NAV of each Fund will fluctuate in response to changes in the respective NAV of the Acquired Funds in which it invests. The extent to which the investment performance and risks associated with the Funds correlate to those of a particular Acquired Fund will depend upon the extent to which the assets of the Funds are allocated from time to time for investment in the Acquired Funds, which will vary. Investing in Acquired Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Acquired Fund.

Certain Funds’ investment performance depends upon how each Fund’s assets are allocated and reallocated according to each Fund’s asset allocation targets and ranges. A principal risk of investing in each Fund is that the Funds’ asset allocation sub-adviser will make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser attempts to identify investment allocations for the Acquired Funds that will provide consistent, quality performance for the Funds, but there is no guarantee that such allocation techniques will produce the desired results.

Market Risks  A Fund’s (or Acquired Funds’) investments in financial derivative instruments and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign (non U.S.) currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by a Fund (or Acquired Funds) will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund (or Acquired Funds) is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Fund (or Acquired Funds) may lose money if these changes are not anticipated by the Fund’s (or Acquired Funds’) management. A Fund (or Acquired Funds) may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). At present, the U.S. and many parts of the world, including certain European countries, are at or near historically low interest rates. The Funds may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Fund (or Acquired Funds) to lose value. If a Fund (or Acquired Funds) lost enough value, the Fund (or Acquired Funds) could face increased shareholder redemptions, which could force the Fund (or Acquired Funds) to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Fund (or Acquired Funds). Also, the Fund may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Fund in the same manner as a high volume of redemption requests. Large shareholder transactions may impact the Fund’s liquidity and net asset value. Such transactions may also increase the Fund’s transaction costs or otherwise cause the Fund to perform differently than intended. Moreover, the Fund is subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder.

136	PIMCO ASSET ALLOCATION FUNDS

September 30, 2016 (Unaudited)

To the extent that a Fund (or Acquired Funds) may invest in securities and instruments that are economically tied to Russia, the Fund (or Acquired Funds) is subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact a Fund’s (or Acquired Funds’) performance and/or ability to achieve its investment objective. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If a Fund (or Acquired Funds) invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund (or Acquired Funds), or, in the case of hedging positions, that the Fund’s (or Acquired Funds’) base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s (or Acquired Funds’) investments in foreign currency-denominated securities may reduce the Fund’s (or Acquired Funds’) returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

A Fund’s (or Acquired Funds’) investments in commodity-linked financial derivative instruments may subject the Fund (or Acquired Funds) to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  A Fund (or Acquired Funds) will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund (or Acquired Funds) minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the creditworthiness of the Fund’s clearing broker, or the clearinghouse itself, rather than to a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Fund. A Fund (or Acquired Funds) could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, a Fund (or Acquired Funds) may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund (or Acquired Funds) has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Funds (or Acquired Funds) through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	137

Notes to Financial Statements (Cont.)

extent that unpaid amounts owed to a Fund (or Acquired Funds) exceed a predetermined threshold, such counterparty shall advance collateral to the Fund (or Acquired Funds) in the form of cash or securities equal in value to the unpaid amount owed to the Fund (or Acquired Funds). A Fund (or Acquired Funds) may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund (or Acquired Funds) subsequently decreases, the Fund (or Acquired Funds) would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund (or Acquired Funds) has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the

Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of

138	PIMCO ASSET ALLOCATION FUNDS

September 30, 2016 (Unaudited)

equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

8. BASIS FOR CONSOLIDATION

PIMCO Cayman Commodity Fund II, Ltd. (the “GMA Subsidiary”), a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the PIMCO Global Multi-Asset Fund (the “GMA Fund”) in order to effect certain investments for the GMA Fund consistent with the GMA Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. The GMA Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the GMA Fund and the GMA Subsidiary. The consolidated financial statements include the accounts of the GMA Fund and the GMA Subsidiary, if any. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the GMA Fund and the GMA Subsidiary, comprising the entire issued share capital of the GMA Subsidiary, with the intent that the GMA Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the GMA Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the GMA Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the GMA Subsidiary. See the table below for details regarding the structure, incorporation and relationship as of period end of the GMA Subsidiary to the GMA Fund (amounts in thousands).

Date of Incorporation	11/21/2008
Subscription Agreement	12/10/2008
Consolidated Fund Net Assets	$655,796
Subsidiary % of Fund Net Assets	13.8%
Subsidiary Financial Statement Information
Total assets	$91,491
Total liabilities	920
Net assets	$90,571
Total income	243
Net investment income (loss)	(70)
Net realized gain (loss)	713
Net change in unrealized appreciation (depreciation)	(40)
Increase (decrease) in net assets resulting from operations	$603

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). As the PIMCO REALPATH® Funds approach their target dates and their portfolios become more conservative, the PIMCO REALPATH® Funds’ investment advisory contract provides that certain PIMCO REALPATH® Funds’ Investment Advisory Fee will periodically decrease over time according to set intervals. The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	139

Notes to Financial Statements (Cont.)

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at an annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	Class P	Administrative Class	Class D	Class A	Class C	Class R
PIMCO Multi-Strategy Alternative Fund(1)	1.05%	0.10%	0.20%	N/A	0.25%	0.25%	0.25%	N/A
PIMCO REALPATH® 2020 Fund(1)	0.53%	0.05%	N/A	0.05%	0.30%	0.30%	0.30%	N/A
PIMCO REALPATH® 2025 Fund(1)	0.55%	0.05%	N/A	0.05%	0.30%	0.30%	0.30%	N/A
PIMCO REALPATH® 2030 Fund(1)	0.58%	0.05%	N/A	0.05%	0.30%	0.30%	0.30%	N/A
PIMCO REALPATH® 2035 Fund(1)	0.60%	0.05%	N/A	0.05%	0.30%	0.30%	0.30%	N/A
PIMCO REALPATH® 2040 Fund(1)	0.60%	0.05%	N/A	0.05%	0.30%	0.30%	0.30%	N/A
PIMCO REALPATH® 2045 Fund(1)	0.62%	0.05%	N/A	0.05%	0.30%	0.30%	0.30%	N/A
PIMCO REALPATH® 2050 Fund(1)	0.62%	0.05%	N/A	0.05%	0.30%	0.30%	0.30%	N/A
PIMCO REALPATH® 2055 Fund(1)	0.62%	0.05%	N/A	0.05%	0.30%	0.30%	0.30%	N/A
PIMCO REALPATH® Income Fund(1)	0.50%	0.05%	N/A	0.05%	0.30%	0.30%	0.30%	N/A
PIMCO Global Multi-Asset Fund(1)(2)	0.90%	0.05%	0.15%	0.05%	0.40%	0.40%	0.40%	0.40%

(1)

PIMCO has contractually agreed, through July 31, 2017, to waive, first, the Investment Advisory Fee and, second, the Supervisory and Administrative Fee it receives from the Fund in an amount equal to the expenses attributable to Investment Advisory and Supervisory and Administrative Fees of Underlying PIMCO Funds (as defined herein) indirectly incurred by the Fund in connection with its investments in Underlying PIMCO Funds to the extent the Fund’s Investment Advisory and Supervisory and Administrative Fees are greater than or equal to the Investment Advisory Fees and Supervisory and Administrative Fees of the Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term.

(2)

PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the GMA Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the GMA Subsidiary is in place.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of each Fund pursuant to Rule 12b-1 under the Act

(the “Class D Plan”). Under the terms of the Class D Plan, a Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A
All Funds	—	0.25%
Class C
All Funds	0.75%	0.25%
Class R
All Funds	0.25%	0.25%

	Distribution and/or Servicing Fee
Administrative Class and Class D
All Funds	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund. For the period ended

140	PIMCO ASSET ALLOCATION FUNDS

September 30, 2016 (Unaudited)

September 30, 2016, the Distributor retained $3,410,859 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $145,000, plus $15,000 for each Board meeting attended in person, $750 ($2,000 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000, the valuation oversight committee lead receives an additional annual retainer of $8,500 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional annual retainer of $4,250) and the governance committee chair receives an additional annual retainer of $2,250. The Lead Independent Trustee receives an annual retainer of $13,000.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets except PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the PIMCO Funds Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse the Funds, to the extent that the payment of each Fund’s organizational expenses and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed to PIMCO, to the extent the Fund’s annualized total portfolio operating expenses plus the amount reimbursed does not exceed the Expense Limit. As of September 30, 2016, the remaining recoverable amounts to PIMCO were as follows (amounts in thousands†):

	Expiring within
Fund Name	12 months	13 - 24 months	25 - 36 months	Total
PIMCO Multi-Strategy Alternative Fund	$0	$76	$2	$78
PIMCO REALPATH® 2045 Fund	0	0	0	0
PIMCO REALPATH® 2055 Fund	0	39	0	39

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(f) Acquired Fund Fees and Expenses  The Underlying PIMCO Fund expenses for the Funds are based upon an allocation of a Fund’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class and Class M shares of these Underlying PIMCO Funds. The Underlying PIMCO Fund expenses incurred by a Fund will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of a Fund’s assets.

PIMCO has contractually agreed, through July 31, 2017, to waive first, the Investment Advisory Fee and, second, the Supervisory and Administrative Fee it receives from the Funds in an amount equal to the expenses attributable to Investment Advisory and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the Funds’ investments in Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term.

The waivers are reflected on the Statements of Operations/Consolidated Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. During the period ended September 30, 2016, the Funds below waived the following fees (amounts in thousands):

Fund Name	Waived Fees
PIMCO Multi-Strategy Alternative Fund	$233
PIMCO REALPATH® 2020 Fund	99
PIMCO REALPATH® 2025 Fund	85
PIMCO REALPATH® 2030 Fund	116
PIMCO REALPATH® 2035 Fund	84

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	141

Notes to Financial Statements (Cont.)

Fund Name	Waived Fees
PIMCO REALPATH® 2040 Fund	$106
PIMCO REALPATH® 2045 Fund	78
PIMCO REALPATH® 2050 Fund	137
PIMCO REALPATH® 2055 Fund	6
PIMCO REALPATH® Income Fund	98
PIMCO Global Multi-Asset Fund	594

The GMA Subsidiary has entered into a separate contract with PIMCO for the management of the GMA Subsidiary’s portfolio pursuant to which the GMA Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the GMA Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the GMA Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the GMA Subsidiary is in place. The waiver is reflected in the Statements of Operations/Consolidated Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended September 30, 2016 the amount was $312,907.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act.

Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended September 30, 2016, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands):

Fund Name	Purchases	Sales
PIMCO Global Multi-Asset Fund	$4,473	$11,963

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2016, were as follows (amounts in thousands†):

	U S Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO Multi-Strategy Alternative Fund	$0	$0	$70,572	$57,612
PIMCO REALPATH® 2020 Fund	0	0	1,674	22,493
PIMCO REALPATH® 2025 Fund	0	0	1,221	20,578
PIMCO REALPATH® 2030 Fund	0	0	1,345	23,348
PIMCO REALPATH® 2035 Fund	0	0	1,714	20,068
PIMCO REALPATH® 2040 Fund	0	0	1,444	20,917
PIMCO REALPATH® 2045 Fund	0	0	1,931	6,804
PIMCO REALPATH® 2050 Fund	0	0	4,740	34,821
PIMCO REALPATH® 2055 Fund	0	0	286	520
PIMCO REALPATH® Income Fund	0	0	1,137	21,544
PIMCO Global Multi-Asset Fund	965,584	978,262	181,892	306,657

†	A zero balance may reflect actual amounts rounding to less than one thousand.

142	PIMCO ASSET ALLOCATION FUNDS

September 30, 2016 (Unaudited)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Multi-Strategy Alternative Fund				PIMCO REALPATH® 2020 Fund
	Six Months Ended 09/30/2016		Year Ended 03/31/2016		Six Months Ended 09/30/2016		Year Ended 03/31/2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares		Amount
Receipts for shares sold
Institutional Class	1,309	$12,831	8,054	$79,687	118	$924	422		$3,325
Class P	558	5,466	4	35	0	0	1	^^	4	^^
Administrative Class	0	0	0	0	202	1,595	1,222		9,973
Class D	25	237	114	1,098	6	54	13		97
Class A	28	282	110	1,093	234	1,849	223		1,786
Class C	17	164	63	607	21	165	135		1,056
Class R	0	0	0	0	0	0	20	^	158	^
Issued as reinvestment of distributions
Institutional Class	28	278	106	1,022	19	151	133		1,013
Class P	3	25	0	1	0	0	0	^^	2	^^
Administrative Class	0	0	0	0	16	130	174		1,363
Class D	0	4	1	14	1	7	13		98
Class A	0	3	1	6	6	49	42		317
Class C	0	0	0	4	1	8	14		103
Class R	0	0	0	0	0	0	4	^	32	^
Cost of shares redeemed
Institutional Class	(333)	(3,284)	(4,676)	(45,246)	(485)	(3,790)	(1,984)		(15,564)
Class P	0	(3)	0	0	0	0	(8	)^^	(56	)^^
Administrative Class	0	0	0	0	(1,498)	(11,942)	(5,206)		(42,222)
Class D	(1)	(10)	(5)	(50)	(102)	(774)	(182)		(1,392)
Class A	(2)	(21)	(357)	(3,471)	(234)	(1,833)	(367)		(2,796)
Class C	(17)	(165)	(7)	(72)	(90)	(705)	(181)		(1,416)
Class R	0	0	0	0	0	0	(209	)^	(1,574	)^
Net increase (decrease) resulting from Fund share transactions	1,615	$15,807	3,408	$34,728	(1,785)	$(14,112)	(5,721)		$(45,693)

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	143

Notes to Financial Statements (Cont.)

	PIMCO REALPATH® 2025 Fund						PIMCO REALPATH® 2030 Fund
	Six Months Ended 09/30/2016		Year Ended 03/31/2016				Six Months Ended 09/30/2016		Year Ended 03/31/2016
	Shares	Amount	Shares		Amount		Shares	Amount	Shares		Amount
Receipts for shares sold
Institutional Class	135	$1,301	224		$2,099		252	$1,892	886		$6,644
Class P	0	0	0	^^	0	^^	0	0	0	^^	0	^^
Administrative Class	215	2,023	1,291		12,322		317	2,345	1,550		11,643
Class D	15	139	9		88		7	60	11		73
Class A	32	294	61		588		57	438	136		1,024
Class C	9	80	13		118		48	354	136		1,007
Class R	0	0	5	^	50	^	0	0	25	^	193	^
Issued as reinvestment of distributions
Institutional Class	12	110	67		622		19	140	170		1,242
Class P	0	0	0	^^	0	^^	0	0	0	^^	0	^^
Administrative Class	17	157	160		1,480		17	125	250		1,835
Class D	0	3	2		21		1	6	8		62
Class A	1	12	7		63		3	19	26		190
Class C	0	2	2		20		0	3	11		80
Class R	0	0	2	^	17	^	0	0	2	^	15	^
Cost of shares redeemed
Institutional Class	(304)	(2,874)	(1,277)		(12,237)		(673)	(5,014)	(3,052)		(22,540)
Class P	0	0	(1	)^^	(11	)^^	0	0	(2	)^^	(11	)^^
Administrative Class	(1,715)	(16,235)	(3,538)		(33,283)		(2,459)	(18,444)	(6,277)		(46,805)
Class D	(27)	(257)	(185)		(1,848)		(17)	(130)	(200)		(1,531)
Class A	(33)	(313)	(87)		(835)		(179)	(1,331)	(259)		(1,870)
Class C	(16)	(149)	(25)		(231)		(109)	(821)	(112)		(816)
Class R	0	0	(72	)^	(616	)^	0	0	(222	)^	(1,543	)^
Net increase (decrease) resulting from Fund share transactions	(1,659)	$(15,707)	(3,342)		$(31,573)		(2,716)	$(20,358)	(6,913)		$(51,108)

144	PIMCO ASSET ALLOCATION FUNDS

September 30, 2016 (Unaudited)

PIMCO REALPATH® 2035 Fund						PIMCO REALPATH® 2040 Fund						PIMCO REALPATH® 2045 Fund
Six Months Ended 09/30/2016		Year Ended 03/31/2016				Six Months Ended 09/30/2016		Year Ended 03/31/2016				Six Months Ended 09/30/2016		Year Ended 03/31/2016
Shares	Amount	Shares		Amount		Shares	Amount	Shares		Amount		Shares	Amount	Shares		Amount

188	$1,760	481		$4,668		362	$2,631	1,160		$8,614		335	$3,281	484		$4,752
0	0	0	^^^	0	^^^	0	0	0	^^	0	^^	0	0	0	^^	0	^^
215	2,011	1,175		11,181		328	2,368	1,256		9,269		95	921	485		4,847
1	10	8		72		40	297	116		762		3	32	7		63
113	1,090	42		406		40	293	155		1,158		7	69	50		514
10	97	14		131		19	135	90		695		4	40	2		28
0	0	1	^	17	^	0	0	17	^	120	^	0	0	2	^	20	^

12	115	120		1,110		22	161	262		1,878		0	0	125		1,221
0	0	0	^^^	0	^^^	0	0	0	^^	0	^^	0	0	0	^^	0	^^
9	85	173		1,601		7	53	175		1,261		0	0	41		406
0	2	3		28		1	7	10		71		0	0	2		17
1	8	6		54		2	11	31		223		0	0	3		26
0	0	1		10		0	1	7		52		0	0	0		3
0	0	1	^	5	^	0	0	1	^	11	^	0	0	0	^	2	^

(527)	(4,927)	(1,309)		(12,273)		(475)	(3,436)	(2,948)		(21,097)		(148)	(1,454)	(1,058)		(10,530)
0	0	(2	)^^^	(18	)^^^	0	0	(1	)^^	(6	)^^	0	0	(1	)^^	(11	)^^
(1,875)	(17,833)	(3,632)		(34,301)		(2,178)	(15,964)	(4,599)		(34,965)		(184)	(1,815)	(1,335)		(13,213)
(31)	(285)	(46)		(467)		(120)	(896)	(99)		(756)		(23)	(216)	(24)		(249)
(27)	(254)	(59)		(551)		(245)	(1,765)	(182)		(1,314)		(15)	(144)	(28)		(267)
(4)	(41)	(10)		(95)		(24)	(169)	(129)		(966)		(8)	(81)	(4)		(45)
0	0	(51	)^	(497	)^	0	0	(100	)^	(701	)^	0	0	(9	)^	(80	)^
(1,915)	$(18,162)	(3,084)		$(28,919)		(2,221)	$(16,273)	(4,778)		$(35,691)		66	$633	(1,258)		$(12,496)

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	145

Notes to Financial Statements (Cont.)

	PIMCO REALPATH® 2050 Fund						PIMCO REALPATH® 2055 Fund
	Six Months Ended 09/30/2016		Year Ended 03/31/2016				Six Months Ended 09/30/2016		Year Ended 03/31/2016
	Shares	Amount	Shares		Amount		Shares	Amount	Shares		Amount
Receipts for shares sold
Institutional Class	784	$5,921	1,581		$12,108		37	$356	45		$396
Class P	0	0	3	^^	25	^^	0	0	1	^^	10	^^
Administrative Class	925	6,854	2,644		19,818		0	0	3		29
Class D	11	87	18		129		1	2	0		4
Class A	20	149	86		649		0	4	9		95
Class C	8	59	7		53		2	20	2		14
Class R	0	0	20	^	153	^	0	0	0	^	0	^
Issued as reinvestment of distributions
Institutional Class	25	189	274		2,034		0	0	16		149
Class P	0	0	0	^^	1	^^	0	0	0	^^	1	^^
Administrative Class	5	37	225		1,669		0	0	0		1
Class D	0	2	6		43		0	0	0		0
Class A	0	3	12		90		0	0	1		6
Class C	0	0	3		24		0	0	0		0
Class R	0	0	1	^	5	^	0	0	0	^	0	^
Cost of shares redeemed
Institutional Class	(485)	(3,648)	(1,967)		(15,318)		(3)	(23)	(8)		(66)
Class P	0	0	(5	)^^	(32	)^^	0	0	(7	)^^	(66	)^^
Administrative Class	(5,105)	(38,795)	(2,323)		(17,891)		(2)	(22)	(1)		(6)
Class D	(17)	(125)	(72)		(560)		0	0	0		0
Class A	(46)	(348)	(212)		(1,575)		(1)	(5)	(1)		(12)
Class C	(2)	(18)	(12)		(91)		0	0	(1)		(5)
Class R	0	0	(76	)^	(560	)^	0	0	(1	)^	(9	)^
Net increase (decrease) resulting from Fund share transactions	(3,877)	$(29,633)	213		$774		34	$332	58		$541

146	PIMCO ASSET ALLOCATION FUNDS

September 30, 2016 (Unaudited)

PIMCO REALPATH® Income Fund						PIMCO Global Multi-Asset Fund
Six Months Ended 09/30/2016		Year Ended 03/31/2016				Six Months Ended 09/30/2016		Year Ended 03/31/2016
Shares	Amount	Shares		Amount		Shares	Amount	Shares	Amount

222	$1,856	503		$4,166		1,313	$14,728	8,403	$95,142
0	0	2	^^	19	^^	339	3,730	4,491	51,102
106	870	713		5,844		0	0	11	135
2	10	7		69		24	271	1,195	13,763
107	899	341		2,738		217	2,373	4,241	47,610
31	259	53		447		139	1,480	3,812	41,986
0	0	11	^	94	^	12	128	89	997

17	137	94		760		302	3,316	0	0
0	0	0	^^	3	^^	38	416	0	0
20	166	146		1,177		0	0	0	0
1	8	7		54		15	159	0	0
6	49	30		237		78	843	0	0
1	7	8		62		47	498	0	0
0	0	0	^	4	^	4	42	0	0

(483)	(3,948)	(2,196)		(17,984)		(5,015)	(55,391)	(25,914)	(275,818)
0	0	(13	)^^	(103	)^^	(2,224)	(24,474)	(6,070)	(66,725)
(1,235)	(10,184)	(4,200)		(34,682)		(1)	(7)	(13)	(145)
(23)	(187)	(262)		(2,147)		(492)	(5,405)	(1,811)	(19,802)
(142)	(1,180)	(485)		(3,919)		(4,004)	(43,844)	(5,915)	(64,564)
(74)	(618)	(153)		(1,227)		(2,810)	(29,987)	(5,081)	(54,265)
0	0	(30	)^	(242	)^	(113)	(1,231)	(379)	(4,147)
(1,444)	$(11,856)	(5,424)		$(44,630)		(12,131)	$(132,355)	(22,941)	$(234,731)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Class R Shares liquidated at the close of business on January 22, 2016.
^^	Class P Shares liquidated at the close of business on January 22, 2016.
^^^	Class P Shares liquidated at the close of business on November 18, 2015.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares
	Non Related Parties	Related Parties*	Non Related Parties	Related Parties*
PIMCO REALPATH® 2055 Fund	0	1	0%	77%
PIMCO Global Multi-Asset Fund	1	0	11%	0%

*	Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a non-public investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	147

Notes to Financial Statements (Cont.)

The Wells process provides PIMCO with the opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Fund or on PIMCO’s ability to provide investment management services to any Fund.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of September 30, 2016, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ending in 2013-2015, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Funds, through the Underlying PIMCO Funds, may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity- linked derivatives. The Funds may also gain exposure indirectly to commodity markets by investing in the Commodity Subsidiary, which invests primarily in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and/or other fixed income instruments.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Fund must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, each Fund will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through any investments in a Commodity Subsidiary and other subsidiaries.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and a Fund’s investments in a Commodity Subsidiary and other subsidiaries may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its Prospectus.

The IRS recently issued proposed regulations that, if finalized, would generally treat the Fund’s income inclusion with respect to the Commodity Subsidiary as well as an Underlying PIMCO Fund’s income inclusion with respect to a subsidiary as qualifying income only if there is a distribution out of the earnings and profits of the subsidiary that are attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final.

The IRS also recently issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act.

If, during a taxable year, an Underlying PIMCO Fund Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Underlying PIMCO Fund as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Underlying PIMCO Fund as income for Federal income tax purposes.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

148	PIMCO ASSET ALLOCATION FUNDS

September 30, 2016 (Unaudited)

As of March 31, 2016, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
PIMCO Multi-Strategy Alternative Fund	$1,254	$0
PIMCO REALPATH® 2020 Fund	2,402	3,414
PIMCO REALPATH® 2025 Fund	2,347	2,822
PIMCO REALPATH® 2030 Fund	3,856	3,575
PIMCO REALPATH® 2035 Fund	3,056	2,788
PIMCO REALPATH® 2040 Fund	0	0
PIMCO REALPATH® 2045 Fund	2,514	2,059
PIMCO REALPATH® 2050 Fund	0	0
PIMCO REALPATH® 2055 Fund	0	0
PIMCO REALPATH® Income Fund	2,671	2,760
PIMCO Global Multi-Asset Fund	154,082	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of September 30, 2016, the aggregate cost and the net unrealized appreciation (depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
PIMCO Multi-Strategy Alternative Fund	$68,948	$460	$(217)	$243
PIMCO REALPATH® 2020 Fund	41,658	1,205	(51)	1,154
PIMCO REALPATH® 2025 Fund	35,505	1,339	(108)	1,231
PIMCO REALPATH® 2030 Fund	48,185	2,567	(205)	2,362
PIMCO REALPATH® 2035 Fund	34,413	2,012	(64)	1,948
PIMCO REALPATH® 2040 Fund	47,057	2,812	(185)	2,627
PIMCO REALPATH® 2045 Fund	42,885	2,354	(54)	2,300
PIMCO REALPATH® 2050 Fund	56,260	3,915	(41)	3,874
PIMCO REALPATH® 2055 Fund	3,687	220	(3)	217
PIMCO REALPATH® Income Fund	42,700	809	(125)	684
PIMCO Global Multi-Asset Fund	872,882	8,002	(10,417)	(2,415)

(1)	Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

16. SUBSEQUENT EVENTS

Effective October 1, 2016, the supervisory and administrative fee for Class A shares of each of the PIMCO REALPATH® 2020 Fund, PIMCO REALPATH® 2025 Fund, PIMCO REALPATH® 2030 Fund, PIMCO REALPATH® 2035 Fund, PIMCO REALPATH® 2040 Fund, PIMCO REALPATH® 2045 Fund, PIMCO REALPATH® 2050 Fund, PIMCO REALPATH® 2055 Fund and PIMCO REALPATH® Income Fund is decreased by 0.05% to 0.25% causing the Funds’ Total Annual Fund Operating Expenses to decrease.

Effective October 1, 2016, the supervisory and administrative fee for Class D, Class A, Class C and Class R shares of the PIMCO Global Multi-Asset Fund is decreased by 0.15% to 0.25% causing the Fund’s Total Annual Fund Operating Expenses to decrease.

On August 19, 2016, the Board approved the liquidation of the Class C and Class D shares of each of the PIMCO REALPATH® 2020 Fund, PIMCO REALPATH® 2025 Fund, PIMCO REALPATH® 2030 Fund, PIMCO REALPATH® 2035 Fund, PIMCO REALPATH® 2040 Fund, PIMCO REALPATH® 2045 Fund, PIMCO REALPATH® 2050 Fund, PIMCO REALPATH® 2055 Fund and PIMCO REALPATH® Income Fund. The liquidation of the Class C and Class D shares occurred on October 28, 2016.

On November 1, 2016, the Board approved the liquidation of the Administrative Class shares of the PIMCO Global Multi-Asset Fund. The liquidation of the Administrative Class shares is expected to occur on January 13, 2017.

There were no other subsequent events identified that require recognition or disclosure.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	149

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	GLM	Goldman Sachs Bank USA	NAB	National Australia Bank Ltd.
BOA	Bank of America N.A.	GRE	RBS Securities, Inc.	NGF	Nomura Global Financial Products, Inc.
BOS	Banc of America Securities LLC	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BPG	BNP Paribas Securities Corp.	GST	Goldman Sachs International	RDR	RBC Capital Markets
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	RYL	Royal Bank of Scotland Group PLC
BRC	Barclays Bank PLC	IND	Crédit Agricole Corporate and Investment Bank S.A.	SAL	Citigroup Global Markets, Inc.
BSN	Bank of Nova Scotia	JPM	JPMorgan Chase Bank N.A.	SCX	Standard Chartered Bank
CBK	Citibank N.A.	JPS	JPMorgan Securities, Inc.	SOG	Societe Generale
DEU	Deutsche Bank Securities, Inc.	MEI	Merrill Lynch International	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank N.A.	TDM	TD Securities (USA) LLC
FAR	Wells Fargo Bank National Association	MYC	Morgan Stanley Capital Services, Inc.	TOR	Toronto Dominion Bank
FBF	Credit Suisse International	MYI	Morgan Stanley & Co. International PLC	UAG	UBS AG Stamford

Currency Abbreviations:
AUD	Australian Dollar	HKD	Hong Kong Dollar	PHP	Philippine Peso
BRL	Brazilian Real	IDR	Indonesian Rupiah	PLN	Polish Zloty
CAD	Canadian Dollar	ILS	Israeli Shekel	RUB	Russian Ruble
CHF	Swiss Franc	INR	Indian Rupee	SEK	Swedish Krona
CLP	Chilean Peso	JPY	Japanese Yen	SGD	Singapore Dollar
CNH	Chinese Renminbi (Offshore)	KRW	South Korean Won	THB	Thai Baht
CNY	Chinese Renminbi (Mainland)	MXN	Mexican Peso	TRY	Turkish New Lira
DKK	Danish Krone	MYR	Malaysian Ringgit	TWD	Taiwanese Dollar
EUR	Euro	NOK	Norwegian Krone	USD (or $)	United States Dollar
GBP	British Pound	NZD	New Zealand Dollar	ZAR	South African Rand

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange	EUREX	Eurex Exchange	OTC	Over the Counter
CBOT	Chicago Board of Trade	FTSE	Financial Times Stock Exchange

Index/Spread Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield	FRCPI	France Consumer Price Index	RACNSGT	RAFI Global Short Index
CDX.IG	Credit Derivatives Index - Investment Grade	GOLDLNPM	London Gold Market Fixing Ltd. PM	RALVEIUT	RA U.S. Low Volatility Equity Income Total Return Index
CMBX	Commercial Mortgage-Backed Index	IBOV	Brazil Bovespa Index	SPGCCLP	S&P Goldman Sachs Commodity Crude Oil Index
CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	IOS.FN.300.12	2012 Fannie Mae 3.0% Interest Only Synthetic Total Return Swap Index	S&P 500	Standard & Poor’s 500 Index
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	JMABFNJ1	J.P. Morgan FNJ 1 Index	SPSIBKT	S&P Banks Select Industry TR Index
EAFE	Europe, Australasia, and Far East Stock Index	KOSPI	Korea Composite Stock Price Index	TWSE	Tawain Capitalization Weighted Stock
ERAUSLT	eRAFI U.S. Large Strategy Index	PLTMLNPM	London Platinum & Palladium Market PM Fix	UKRPI	United Kingdom Retail Price Index
EURMARGIN	European Refined Margin	RACNLGT	RAFI Global Long Index	ULSD	Ultra-Low Sulfur Diesel
EXT-CPI	Excluding Tobacco-Non-revised Consumer Price Index

Other Abbreviations:
ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	oz.	Ounce
BBR	Bank Bill Rate	D&I	Down-and-in Barrier Option	REIT	Real Estate Investment Trust
BBSW	Bank Bill Swap Reference Rate	EURIBOR	Euro Interbank Offered Rate	SPGCINP	S&P GSCI Industrial Metals ER
BTP	Buoni del Tesoro Poliennali	ISDA	International Swaps and Derivatives Association, Inc.	U&I	Up-and-in Barrier Option
CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate	WTI	West Texas Intermediate
CDO	Collateralized Debt Obligation	MSCI	Morgan Stanley Capital International	YOY	Year-Over-Year
		OAT	Obligations Assimilables du Trésor

150	PIMCO ASSET ALLOCATION FUNDS

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement and Amended and Restated Sub-Advisory Agreement

At a meeting held on August 15-16, 2016, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2017. The Board also considered and unanimously approved the renewal of the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement” and together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2017. In addition, the Board considered and unanimously approved the renewal of the: (i) Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); and (ii) Amended and Restated Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between PIMCO, on behalf of PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE Fundamental PLUS EMG Fund, PIMCO RAE Fundamental PLUS Fund, PIMCO RAE Fundamental PLUS International Fund, PIMCO RAE Fundamental PLUS Small Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund, PIMCO RAE Worldwide Fundamental Advantage PLUS Fund and PIMCO RAE Worldwide Long/Short PLUS Fund, each a series of the Trust, and Research Affiliates, each for an additional one-year term through August 31, 2017.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. Information Received

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Funds, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds, and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance information and fee and expense data. The Board received presentations on matters related to the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 15-16, 2016 meeting. The Independent Trustees also conducted a telephonic meeting with counsel to the Trust and the Independent Trustees in advance of the August 15-16, 2016 meeting to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement. In addition, the Independent Trustees requested and received additional information from PIMCO including, but not limited to, information related to profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	151

Approval of Investment Advisory Contract and Other Agreements (Cont.)

information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement, but is not intended to summarize all of the factors considered by the Board.

2. Nature, Extent and Quality of Services

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to investing in information technology and infrastructure supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract, retain and promote qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Funds.

The Trustees considered information they had received about the steps that PIMCO has taken with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the Counterparty Risk Committee, which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees also considered that PIMCO has continued to strengthen the process it uses to assess the financial stability of counterparties with which the Funds do business, to manage collateral and to protect the Funds from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2015, including, but not limited to: continuing enhancement of analytics and technology systems; enhancing data processing and security and development tools and applications; continuing investment in its enterprise risk management function, including PIMCO’s cybersecurity program; building specialized talent in the PIMCO Global Advisory Board and continuing to hire new portfolio managers; continuing to expand the Funds Business Group global operating model; developing a website monitoring application to ensure accurate data content; engaging a third-party to perform an independent assessment of the application utilized for income servicing and enhancing the application to provide portfolio managers with more timely and high quality quarterly reporting; establishing a Fund Treasurer’s Office to provide, among other things, guidance with respect to industry and regulatory initiatives; advancing technology developers in global tax management application; conducting an end-to-end review of State Street IMS, custodian and pricing vendor connectivity in connection with the pricing function; continuing development of Pricing Portal to improve identification and feedback to vendors regarding valuations; continuing extensive pricing vendor due diligence; and partnering with Boston Financial Data Services, Inc. to establish secondary call center and other call center enhancements. The Trustees also considered the Funds’ outflows over recent periods, including whether the decline in the Funds’ assets and the reduction in PIMCO’s total assets under management materially impacted the service quality or resources available to the Funds. The Trustees concluded that there has been no adverse impact to service quality or resource available to the Funds.

Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund and the sub-advisory services provided by Research Affiliates to the PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE Fundamental PLUS

152	PIMCO ASSET ALLOCATION FUNDS

(Unaudited)

EMG Fund, PIMCO RAE Fundamental PLUS Fund, PIMCO RAE Fundamental PLUS International Fund, PIMCO RAE Fundamental PLUS Small Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund, PIMCO RAE Worldwide Fundamental Advantage PLUS Fund and PIMCO RAE Worldwide Long/Short PLUS Fund. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and, in particular, the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement and Sub-Advisory Agreement are likely to continue to benefit the Funds and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. Investment Performance

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended May 31, 2016 and other performance data, as available, over short- and long-term periods ended June 30, 2016 (the “PIMCO Report”) and from Lipper concerning the Funds’ performance, as available, over short- and long-term periods ended May 31, 2016 (the “Lipper Report”).

The Board considered information regarding both the short- and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 15-16, 2016 meeting. The Trustees noted that a majority of the Funds outperformed their respective Lipper medians over the three-, five- and ten-year periods ended June 30, 2016. The Board also noted that, as of June 30, 2016, the Institutional Class of 60%, 63% and 99% of the Funds’ assets (based on Institutional Class performance) outperformed their relative Lipper category median on a net-of-fees basis over the three-, five- and ten-year periods, respectively. In addition, the Board noted that the PIMCO Total Return Fund outperformed its benchmark for three-year periods as measured by monthly performance. The Trustees considered that other classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Funds may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: separate funds based upon maturity or duration; account for the applicable Funds’ hedging strategies; distinguish between enhanced index and actively managed equity strategies; include as many subsets as the Funds offer (i.e., Funds may be placed in a “catch-all” Lipper category to which they do not properly belong); or account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Funds and their so-called peers may not be particularly relevant to the consideration of Fund performance but found the comparative information supported its overall evaluation.

The Trustees noted that a majority of the Funds outperformed their respective benchmark indexes over the five- and ten-year periods ended June 30, 2016. The Board also noted that, as of June 30, 2016, 46%, 53% and 88% of the Funds’ assets (based on Institutional Class performance) outperformed their relative benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board considered that, according to Lipper, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net-of-fees basis over certain short- and long-term periods. The Board discussed with PIMCO the reasons for the underperformance of these Funds over short- and long-term periods. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	153

Approval of Investment Advisory Contract and Other Agreements (Cont.)

PIMCO’s plans to monitor performance going forward. In addition, the Board considered PIMCO’s proposal to reduce the supervisory and administrative fees for certain share classes for the PIMCO All Asset Fund, PIMCO CommoditiesPLUS® Strategy Fund, PIMCO Emerging Local Bond Fund, PIMCO Global Multi-Asset Fund, PIMCO Long-Term U.S. Government Fund and the PIMCO RealPathTM Funds effective October 1, 2016, and that PIMCO is continuing fee waivers for certain Funds.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the management of a number of factors, including: varying maturities; prepayments; collateral management; counterparty management; pay-downs; credit and corporate events; workouts; derivatives; net new issuance in the bond market and extensive research for new issuances; and decreased market maker inventory levels. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages, including the Funds. Despite these challenges, the Board noted PIMCO’s ability to generate “alpha” (i.e., non-market correlated excess performance) for its clients over time, including the Trust.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements.

4. Advisory Fees, Supervisory and Administrative Fees and Total Expenses

The Board considered that PIMCO seeks to price funds to scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Fund returns to current and potential investors. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors. The Board considered that fund pricing generally is not driven by comparison to passively-managed products. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers reductions where appropriate, and noted in particular, the proposed reduction in supervisory and administrative fees for certain share classes for the PIMCO All Asset Fund, PIMCO CommoditiesPLUS® Strategy Fund, PIMCO Emerging Local Bond Fund, PIMCO Global Multi-

Asset Fund, PIMCO Long-Term U.S. Government Fund and the PIMCO RealPathTM Funds effective October 1, 2016.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. In addition, the Board noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Funds in their respective wholly-owned subsidiaries.

The Board also reviewed data comparing the Funds’ advisory fees to the standard and negotiated fee rates PIMCO charges to separate accounts and sub-advised clients with similar investment strategies. The Board noted that advisory fees for most Funds were similar to the fee rates charged to separate account strategies with the same investment strategies as the Funds. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor. In considering the fees paid by the Funds, the Board noted that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds.

154	PIMCO ASSET ALLOCATION FUNDS

(Unaudited)

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board also considered that as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels even if the Funds’ operating costs rise when assets remain flat or decrease. The Board considered that the Funds’ unified fee structure meant that fees were not impacted by recent outflows in certain Funds, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs are passed through to a smaller asset base. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Funds and classes. The Board noted that, with few exceptions, PIMCO has generally maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. The Board noted that several Funds launched in recent years have been unique products that have few peers, if any, and cannot easily be grouped with comparable funds. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by Lipper, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Fund, are reasonable.

5. Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole, as well as the resulting level of profits to PIMCO, noting that those results were lower than the prior year due to declines in PIMCO’s revenue as a result of recent outflows and slower declines in PIMCO’s expenses. To the extent applicable, the Board also reviewed information regarding the portion of a Fund’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Fund. Additionally, the Board noted that profit margins with respect to the Funds were within the ranges of publicly held investment management companies reported by Lipper and Strategic Insight (an independent provider of fund industry research). The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, information security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Funds and their shareholders in a number of ways, including through the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. The Board reviewed the history of the Funds’ fee structure, noting that the unified fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Fund at specified levels for a period of time to make the Funds attractive to an institutional shareholder base. The Board noted that additional Funds and share classes have been launched on that institutional platform, which has meant that many of the Funds have traditionally had lower fees than

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	155

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

many competitors. In considering the advisory fees paid by the Funds, the Board also noted that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed unified fees even if the particular Fund’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees noted, for example, that the Total Return Fund, which experienced significant outflows in 2014 and 2015, could have seen increases in effective fee rates and total expense ratios if its fee schedule had featured breakpoints or if it did not have a unified fee structure. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and each of the Funds, to the benefit of their respective shareholders.

6. Ancillary Benefits

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. Conclusions

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO and Research Affiliates supported the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements, and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement and the Sub-Advisory Agreement, and that the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement was in the best interests of the Funds and their shareholders.

156	PIMCO ASSET ALLOCATION FUNDS

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF4001SAR_093016

PIMCO Funds

Semiannual Report

September 30, 2016

Bond Funds

PIMCO Extended Duration Fund

PIMCO GNMA Fund

PIMCO Long Duration Total Return Fund

PIMCO Long-Term U.S. Government Fund

PIMCO Moderate Duration Fund

PIMCO Mortgage-Backed Securities Fund

PIMCO Mortgage Opportunities Fund

PIMCO Total Return Fund II

PIMCO Total Return Fund III

PIMCO Unconstrained Bond Fund

Share Classes

■	Institutional
■	P
■	Administrative
■	D
■	A
■	C
■	R

		Page

Chairman’s Letter		2
Important Information About the Funds		4
Expense Examples		17
Benchmark Descriptions		19
Financial Highlights		20
Statements of Assets and Liabilities		32
Statements of Operations		36
Statements of Changes in Net Assets		38
Statements of Cash Flows		41
Notes to Financial Statements		145
Glossary		169
Approval of Investment Advisory Contract and Other Agreements		170

Fund	Fund Summary	Schedule of Investments

PIMCO Extended Duration Fund	7	42
PIMCO GNMA Fund	8	49
PIMCO Long Duration Total Return Fund	9	56
PIMCO Long-Term U.S. Government Fund	10	69
PIMCO Moderate Duration Fund	11	76
PIMCO Mortgage-Backed Securities Fund	12	88
PIMCO Mortgage Opportunities Fund	13	95
PIMCO Total Return Fund II	14	107
PIMCO Total Return Fund III	15	116
PIMCO Unconstrained Bond Fund	16	129

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

On the following pages of this PIMCO Funds Semiannual Report, which covers the six-month reporting period ended September 30, 2016, please find specific details regarding investment performance and a discussion of factors that most affected performance over the reporting period.

PIMCO announced on July 19, 2016 that the firm’s Managing Directors have selected Emmanuel (Manny) Roman as PIMCO’s next Chief Executive Officer effective November 1, 2016, and PIMCO’s former CEO Douglas Hodge assumed a new role as Managing Director and Senior Advisor effective on the same date.

The announcement of Mr. Roman as PIMCO’s CEO was the culmination of a process undertaken by the firm to hire a senior executive who would add leadership and strategic insights combined with a deep appreciation of PIMCO’s diversified global businesses, investment process and focus on superior investment performance and client-service. Mr. Roman’s appointment has the full support of the firm’s leadership including Mr. Hodge, PIMCO’s President Jay Jacobs, the firm’s Executive Committee and its Managing Directors. Mr. Roman has nearly 30 years of experience in the investment industry, with expertise in fixed income and proven executive leadership, most recently as CEO of Man Group PLC, one of the world’s largest publicly-traded alternative asset managers and a leader in liquid, high-alpha investment strategies.

Financial market highlights of the six-month reporting period include:

■

The unexpected outcome of the U.K. referendum in June 2016 dominated headlines and market movements during the first half of the reporting period. Departing from the trend prevalent for the first two months of the period, volatility rose in June as sovereign yields rallied significantly while risk assets generally underperformed. Still, the fundamental backdrop remained mostly intact and expectations for further central bank easing helped anchor risk appetite. Steadier commodity prices and fiscal stimulus in China helped bolster market sentiment, even as central banks remained on hold ahead of the Brexit referendum. Softer-than-expected employment data in the U.S. pushed market expectations for the next Federal Reserve (“Fed’) interest rate hike further out into the future.

■

During the second half of the reporting period, markets generally shook off the surprising result of the Brexit referendum, along with a host of political developments including new leadership in the U.K. and Brazil, a coup attempt in Turkey, and an increasingly acrimonious presidential race in the U.S. In this environment, volatility generally remained low and risk assets rallied. Central banks featured prominently in the headlines as monetary policy concerns (in particular, the longevity of central bank support) lingered beneath the seemingly benign market environment. The Bank of Japan’s “comprehensive review,” inaction by the European Central Bank (“ECB”), and the Fed’s solidifying path towards a potential interest rate increase in December 2016 all contributed to sovereign yields generally rising during this period. Still, equities moved higher (U.S. stock indices set record highs), credit spreads tightened, and emerging market assets continued to gain.

■

U.S. Treasury yields between 1-month through 3-years generally rose, but 2-year yields were flat. The rise in Libor and the potential for a year-end interest rate increase by the Fed caused shorter-term U.S. Treasury yields to rise over the reporting period. In contrast, the growth of negative yielding sovereign and corporate debt in certain global regions and investor fears of slowing global growth led to a flight-to-quality in intermediate- to long-term U.S. Treasuries, where yields generally declined. The yield on the benchmark ten-year U.S. Treasury note was 1.60% at the end of the reporting period, compared with 1.78% on March 31, 2016 (the end of the previous reporting period). U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned 1.81% over the reporting period. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned 2.68% over the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Bloomberg Barclays U.S. TIPS Index, returned 2.69% over the reporting period. Real interest rates generally declined over the reporting period on risk-off sentiment surrounding the U.K. referendum. Breakeven inflation dropped in the first part of the period as demand for nominal U.S. Treasuries outpaced that of U.S. TIPS, but meaningfully recovered in the last half of the period due to the rally in oil and stronger inflation prints.

■

Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, returned 8.42% over the reporting period. The rebound in commodities was led by the energy sector, which saw choppy price movements for most of the first half of the period before rebounding in the second half of the period on the back

2	PIMCO BOND FUNDS

of OPEC talks of a potential production cut at their November 2016 meeting and constructive inventory data. Agriculture commodities were mixed over the period, while precious metals posted positive returns on flight-to-quality demand amidst uncertainty surrounding Brexit.

■

Agency mortgage-backed securities (“MBS”), as represented by the Bloomberg Barclays U.S. MBS Fixed Rate Index, returned 1.72% over the reporting period. Agency MBS modestly outperformed like-duration U.S. Treasuries despite heavy issuance, amid continued Fed reinvestment activity and strong demand from banks and overseas investors. Non-Agency MBS returns were also positive amid limited new supply, a recovering residential real estate market and favorable representation and warranty settlement developments.

■

The U.S. investment grade credit market, as represented by the Bloomberg Barclays U.S. Credit Index, returned 4.76% over the reporting period. Investment grade credit spreads tightened during the period given continued accommodative monetary policy action from global central banks and a positive technical backdrop. The high yield bond market, as represented by the BofA Merrill Lynch U.S. High Yield Index, returned 11.69% over the reporting period, due to the strong recovery experienced by commodity companies and triple-C credits.

■

Tax-exempt municipal bonds, as represented by the Bloomberg Barclays Municipal Bond Index, returned 2.30% over the reporting period. Positive returns were supported by persistent demand for tax-exempt income, as flows into municipal bond mutual funds helped absorb elevated new issue volume. Credit spreads tightened and the high yield municipal bond segment outperformed, driven by a rally in both tobacco and Puerto Rico domiciled securities. Puerto Rico’s relief rally was attributed to U.S. Congress passing legislation that appointed a federal oversight board and which may provide a framework for the restructuring of the island’s $70 billion debt complex.

■

Emerging market (“EM”) debt sectors were lifted by a combination of global drivers, including improving economic fundamentals, a growing appetite for risk assets and strong inflows into the asset class. Despite headwinds from the slowdown in China’s economy, returns were buoyed by the Fed’s slower tightening cycle and stable global commodity prices. In addition, political developments added a layer of idiosyncratic drivers to returns. EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 9.34% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 5.46% over the reporting period.

■

Global equities, including developed market and emerging market, generally posted positive returns as a result of renewed investor risk appetite and supportive global central bank policies. U.S. equities, as represented by the S&P 500 Index, returned 6.40% over the reporting period. Global equities, as represented by the MSCI World Index, returned 5.92% over the reporting period. EM equities, as measured by the MSCI Emerging Markets Index, returned 9.75% over the reporting period.

Thank you for the assets you have placed with us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Funds November 22, 2016

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	3

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

If a Fund estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. To determine the sources of a Fund’s distributions, the Fund references its accounting records at the time the distribution is paid. If, based on such accounting records, a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally will not be issued. It is important to note that differences exist between a Fund’s accounting entries maintained on a day-to-day basis, the Fund’s financial statements presented in accordance with U.S. GAAP, and accounting practices under income tax regulations. Examples of such differences may include the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. A Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders each January.

The Funds may be subject to various risks as described in each Fund’s prospectus. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, extension risk, prepayment risk, privately issued mortgage-related securities risk, real estate risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, management risk, short sale risk and convertible securities risk. A complete description of these and other risks is contained in each Fund’s prospectus.

The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that a Fund may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to a Fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Fund. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Fund. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, a Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if a Fund

4	PIMCO BOND FUNDS

invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that a Fund will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first (i) 18 months after purchase for purchases made prior to August 10, 2015 and (ii) 12 months after purchase for purchases made on or after August 10, 2015. The Cumulative Returns chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, Class P and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C and Class D shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against a broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Each benchmark index and Lipper Average does not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class C	Class R	Diversification Status
PIMCO Extended Duration Fund	08/31/06	08/31/06	09/11/08	—	—	—	—	—	Diversified
PIMCO GNMA Fund	07/31/97	07/31/97	04/30/08	—	05/31/01	11/30/00	05/31/01	—	Diversified
PIMCO Long Duration Total Return Fund	08/31/06	08/31/06	09/11/08	—	10/31/14	—	—	—	Diversified
PIMCO Long-Term U.S. Government Fund	07/01/91	07/01/91	04/30/08	09/23/97	10/31/14	01/20/97	01/20/97	—	Diversified
PIMCO Moderate Duration Fund	12/31/96	12/31/96	12/31/09	07/24/15	—	—	—	—	Diversified
PIMCO Mortgage-Backed Securities Fund	07/31/97	07/31/97	04/30/08	12/13/01	04/08/98	07/31/00	07/31/00	—	Diversified
PIMCO Mortgage Opportunities Fund	10/22/12	10/22/12	10/22/12	—	10/22/12	10/22/12	10/22/12	—	Diversified
PIMCO Total Return Fund II	12/30/91	12/30/91	12/31/09	11/30/94	—	—	—	—	Diversified
PIMCO Total Return Fund III	05/01/91	05/01/91	03/31/09	04/11/97	—	—	—	—	Diversified
PIMCO Unconstrained Bond Fund	06/30/08	06/30/08	06/30/08	06/07/13	06/30/08	06/30/08	07/31/08	07/31/08	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	5

Important Information About the Funds (Cont.)

service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

PIMCO Funds files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of each Fund’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Funds’ website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

6	PIMCO BOND FUNDS

PIMCO Extended Duration Fund

Institutional Class - PEDIX
Class P - PEDPX

Cumulative Returns Through September 30, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 09/30/2016†§

U.S. Treasury Obligations	86.7%
U.S. Government Agencies	8.5%
Non-Agency Mortgage-Backed Securities	1.8%
Corporate Bonds & Notes	1.2%
Short-Term Instruments‡	1.1%
Other	0.7%
†	% of Investments, at value.

‡	Includes Central Funds used for Cash Management Purposes.

§	Allocation Breakdown and % of Investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended September 30, 2016
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (08/31/06)
PIMCO Extended Duration Fund Institutional Class	10.09%	21.05%	7.10%	11.24%	11.44%
PIMCO Extended Duration Fund Class P	10.03%	20.93%	7.00%	11.13%	11.34%
Citi STRIPS Index, 20+ Year Sub-Index	9.30%	20.47%	7.43%	10.76%	10.96%
Lipper Corporate Debt Funds BBB-Rated Funds Average	5.31%	8.44%	4.85%	5.55%	5.61%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 0.53% for Institutional Class shares and 0.63% for Class P shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO Extended Duration Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	Overweight positions to the 12-15 year portion of the U.S. Treasury curve positively contributed to performance, as rates fell particularly at the long end of the yield curve.

»	Security selection among commercial mortgage-backed securities contributed to performance, as selected issues outperformed relative to the broad market.

»	Allocations to agency debentures contributed to performance, as this sector outperformed.

»	Exposure to the Mexican peso versus the U.S. dollar detracted from performance, as the currency depreciated against the U.S. dollar.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	7

PIMCO GNMA Fund

Institutional Class - PDMIX	Class A - PAGNX
Class P - PPGNX	Class C - PCGNX
Class D - PGNDX

Cumulative Returns Through September 30, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 09/30/2016†§

U.S. Government Agencies	88.4%
Short-Term Instruments‡	5.3%
Non-Agency Mortgage-Backed Securities	3.2%
U.S. Treasury Obligations	1.9%
Asset-Backed Securities	1.2%
†	% of Investments, at value.

‡	Includes Central Funds used for Cash Management Purposes.

§	Allocation Breakdown and % of Investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended September 30, 2016
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (07/31/97)
PIMCO GNMA Fund Institutional Class	1.92%	3.68%	2.54%	5.15%	5.80%
PIMCO GNMA Fund Class P	1.87%	3.58%	2.44%	5.04%	5.70%
PIMCO GNMA Fund Class D	1.71%	3.26%	2.13%	4.73%	5.38%
PIMCO GNMA Fund Class A	1.71%	3.26%	2.13%	4.73%	5.38%
PIMCO GNMA Fund Class A (adjusted)	(2.08)%	(0.60)%	1.35%	4.33%	5.17%
PIMCO GNMA Fund Class C	1.33%	2.49%	1.37%	3.95%	4.59%
PIMCO GNMA Fund Class C (adjusted)	0.33%	1.49%	1.37%	3.95%	4.59%
Bloomberg Barclays GNMA Index	1.54%	3.49%	2.42%	4.69%	5.23%
Lipper GNMA Funds Average	1.30%	2.46%	1.85%	4.23%	4.66%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 0.50% for Institutional Class shares, 0.60% for Class P shares, 0.90% for Class D shares, 0.90% for Class A shares and 1.65% for Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO GNMA Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of securities of varying maturities issued by the Government National Mortgage Association (“GNMA”), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	Exposure to non-agency mortgage-backed securities (“MBS”) was the primary contributor to performance, as the sector had positive total returns and outperformed like-duration U.S. Treasuries.

»	Exposure to commercial mortgage-backed securities contributed to performance, as the sector had positive total returns and outperformed like-duration U.S. Treasuries.

»	A broad overweight to agency MBS benefited performance, as the sector had positive total returns and outperformed like-duration U.S. Treasuries.

»	Exposure to agency collateralized mortgage obligation positions benefited absolute performance, as the sector had positive total returns and outperformed like-duration U.S. Treasuries.

»	A net short position in conventional MBS 30-year 6.0% coupon securities detracted from performance, as these securities had positive total returns and outperformed like-duration U.S. Treasuries.

8	PIMCO BOND FUNDS

PIMCO Long Duration Total Return Fund

Institutional Class - PLRIX
Class P - PLRPX
Class D - PLRDX

Cumulative Returns Through September 30, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 09/30/2016†§

Corporate Bonds & Notes	42.4%
U.S. Treasury Obligations	27.6%
U.S. Government Agencies	16.4%
Non-Agency Mortgage-Backed Securities	4.6%
Short-Term Instruments‡	1.7%
Other	7.3%
†	% of Investments, at value.

‡	Includes Central Funds used for Cash Management Purposes.

§	Allocation Breakdown and % of Investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended September 30, 2016
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (08/31/06)
PIMCO Long Duration Total Return Fund Institutional Class	9.15%	15.10%	6.72%	8.74%	8.83%
PIMCO Long Duration Total Return Fund Class P	9.10%	14.99%	6.62%	8.64%	8.72%
PIMCO Long Duration Total Return Fund Class D	8.94%	14.64%	6.30%	8.31%	8.40%
Bloomberg Barclays Long-Term Government/Credit Index	7.87%	14.66%	6.32%	7.84%	7.95%
Lipper Corporate Debt Funds BBB-Rated Funds Average	5.31%	8.44%	4.85%	5.55%	5.61%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 0.55% for Institutional Class shares, 0.65% for Class P shares, and 0.95% for Class D shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO Long Duration Total Return Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	Select positions in investment grade corporate securities contributed to positive performance, despite an underweight to overall corporate credit risk versus the benchmark as credit spreads tightened.

»	Exposure to high yield corporates contributed to relative performance, as spreads on these securities tightened.

»	Allocations to non-agency mortgage-backed securities contributed to performance, as this sector outperformed like-duration U.S. Treasuries.

»	Security selection among commercial mortgage-backed securities added to positive performance, as selected issues outperformed.

»	An overweight to agency debentures contributed to performance, as selected securities outperformed.

»	An underweight to the long end of the U.S. yield curve detracted from performance, as rates fell on longer-dated U.S. Treasuries.

»	Exposure to the Mexican peso versus the U.S. dollar detracted from performance, as the currency depreciated against the U.S. dollar.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	9

PIMCO Long-Term U.S. Government Fund

Institutional Class - PGOVX	Class D - PLGDX
Class P - PLTPX	Class A - PFGAX
Administrative Class - PLGBX	Class C - PFGCX

Cumulative Returns Through September 30, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 09/30/2016†§

U.S. Treasury Obligations	78.9%
U.S. Government Agencies	15.5%
Non-Agency Mortgage-Backed Securities	3.3%
Corporate Bonds & Notes	1.2%
Short-Term Instruments‡	0.7%
Other	0.4%
†	% of Investments, at value.

‡	Includes Central Funds used for Cash Management Purposes.

§	Allocation Breakdown and % of Investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended September 30, 2016
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (07/01/91)
PIMCO Long-Term U.S. Government Fund Institutional Class	6.81%	13.11%	5.44%	8.44%	9.20%
PIMCO Long-Term U.S. Government Fund Class P	6.75%	13.00%	5.34%	8.33%	9.11%
PIMCO Long-Term U.S. Government Fund Administrative Class	6.67%	12.83%	5.19%	8.17%	8.94%
PIMCO Long-Term U.S. Government Fund Class D	6.59%	12.65%	5.02%	8.00%	8.78%
PIMCO Long-Term U.S. Government Fund Class A	6.62%	12.72%	5.08%	8.04%	8.79%
PIMCO Long-Term U.S. Government Fund Class A (adjusted)	2.62%	8.49%	4.28%	7.62%	8.60%
PIMCO Long-Term U.S. Government Fund Class C	6.22%	11.87%	4.30%	7.23%	7.99%
PIMCO Long-Term U.S. Government Fund Class C (adjusted)	5.22%	11.25%	4.30%	7.23%	7.99%
Bloomberg Barclays Long-Term Treasury Index	6.06%	13.13%	5.48%	8.06%	8.53%♦
Lipper General U.S. Government Funds Average	1.83%	3.72%	1.85%	3.80%	5.00%♦

All Fund returns are net of fees and expenses.

* Cumulative return.

♦ Average annual total return since 06/30/1991.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 0.535% for Institutional Class shares, 0.635% for Class P shares, 0.785% for Administrative Class shares, 0.885% for Class D shares, 0.885% for Class A shares and 1.635% for Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO Long-Term U.S. Government Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed-income securities that are issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises (“U.S. Government Securities”), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	The Fund’s overall underweight to duration and curve steepening bias detracted from performance, as rates fell across most of the U.S. Treasury yield curve, particularly at the long end.

»	An out-of-benchmark allocation to agency and non-agency mortgage-backed securities contributed to performance, as the sector outperformed like-duration Treasuries.

»	An out-of-benchmark allocation to agency debentures contributed to performance, as selected securities outperformed.

10	PIMCO BOND FUNDS

PIMCO Moderate Duration Fund

Institutional Class - PMDRX
Class P - PMOPX
Administrative Class - PMAOX

Cumulative Returns Through September 30, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 09/30/2016†§

U.S. Treasury Obligations	27.2%
Corporate Bonds & Notes	22.5%
U.S. Government Agencies	15.9%
Short-Term Instruments‡	12.6%
Sovereign Issues	7.0%
Non-Agency Mortgage-Backed Securities	6.8%
Asset-Backed Securities	6.7%
Other	1.3%
†	% of Investments, at value.

‡	Includes Central Funds used for Cash Management Purposes.

§	Allocation Breakdown and % of Investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended September 30, 2016
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (12/31/96)
PIMCO Moderate Duration Fund Institutional Class	2.20%	3.87%	3.48%	5.31%	5.71%
PIMCO Moderate Duration Fund Class P	2.15%	3.77%	3.38%	5.20%	5.60%
PIMCO Moderate Duration Fund Administrative Class	2.07%	3.61%	3.22%	5.05%	5.44%
Bloomberg Barclays Intermediate Government/Credit Index	1.75%	3.52%	2.45%	4.17%	4.99%
Lipper Short-Intermediate Investment Grade Debt Funds Average	1.82%	2.81%	2.21%	3.46%	4.40%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 0.48% for Institutional Class shares, 0.58% for Class P shares, and 0.73% for Admin Class shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO Moderate Duration Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	Select positions in non-agency mortgage-backed securities contributed to relative performance, as the total return of these securities was positive.

»	Exposure to high yield corporate spread duration added to relative performance, as spreads on these securities generally narrowed.

»	Short positions against the Mexican peso versus the U.S. dollar positively contributed to relative performance, as the currency depreciated against the U.S. dollar.

»	Short exposure to interest rates in the U.K. detracted from relative performance, as yields on these securities generally fell.

»	An underweight to investment grade corporate spread duration detracted from relative performance, as spreads on these securities generally tightened.

»	Short positions against the Japanese yen versus the U.S. dollar during the first half of the period detracted from relative performance, as the currency appreciated against the U.S. dollar.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	11

PIMCO Mortgage-Backed Securities Fund

Institutional Class - PTRIX	Class D - PTMDX
Class P - PMRPX	Class A - PMRAX
Administrative Class - PMTAX	Class C - PMRCX

Cumulative Returns Through September 30, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 09/30/2016†§

U.S. Government Agencies	80.7%
Asset-Backed Securities	6.8%
Short-Term Instruments‡	5.3%
Non-Agency Mortgage-Backed Securities	3.8%
U.S. Treasury Obligations	2.7%
Corporate Bonds & Notes	0.7%
†	% of Investments, at value.

‡	Includes Central Funds used for Cash Management Purposes.

§	Allocation Breakdown and % of Investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended September 30, 2016
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (07/31/97)
PIMCO Mortgage-Backed Securities Fund Institutional Class	2.60%	4.27%	3.29%	5.29%	5.97%
PIMCO Mortgage-Backed Securities Fund Class P	2.55%	4.17%	3.18%	5.18%	5.86%
PIMCO Mortgage-Backed Securities Fund Administrative Class	2.47%	4.01%	3.03%	5.03%	5.70%
PIMCO Mortgage-Backed Securities Fund Class D	2.39%	3.85%	2.88%	4.87%	5.54%
PIMCO Mortgage-Backed Securities Fund Class A	2.40%	3.85%	2.88%	4.87%	5.54%
PIMCO Mortgage-Backed Securities Fund Class A (adjusted)	(1.43)%	(0.03)%	2.09%	4.47%	5.33%
PIMCO Mortgage-Backed Securities Fund Class C	2.01%	3.08%	2.11%	4.09%	4.76%
PIMCO Mortgage-Backed Securities Fund Class C (adjusted)	1.01%	2.08%	2.11%	4.09%	4.76%
Bloomberg Barclays U.S. MBS Fixed Rate Index	1.72%	3.63%	2.66%	4.69%	5.26%
Lipper U.S. Mortgage Funds Average	2.34%	3.49%	2.91%	4.31%	4.58%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 0.50% for Institutional Class shares, 0.60% for Class P shares, 0.75% for Administrative Class shares, 0.90% for Class D shares, 0.90% for Class A shares, and 1.65% for Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO Mortgage-Backed Securities Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of mortgage-related Fixed Income Instruments of varying maturities (such as mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities and mortgage dollar rolls), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	Exposure to non-agency mortgage-backed securities (“MBS”) was the primary contributor to performance, as the sector had positive total returns and outperformed like-duration U.S. Treasuries.

»	Exposure to commercial mortgage-backed securities contributed to performance, as the sector had positive total returns and outperformed like-duration U.S. Treasuries.

»	A broad overweight to agency MBS benefited absolute performance, as the sector had positive total returns and outperformed like-duration U.S. Treasuries.

»	Exposure to agency collateralized mortgage obligation positions benefited absolute performance, as the sector had positive total returns and outperformed like-duration U.S. Treasuries.

»	Underweight the conventional MBS 30-year 6.0% coupon detracted from absolute performance, as the coupon had positive total returns and outperformed like-duration U.S. Treasuries.

12	PIMCO BOND FUNDS

PIMCO Mortgage Opportunities Fund

Institutional Class - PMZIX	Class A - PMZAX
Class P - PMZPX	Class C - PMZCX
Class D - PMZDX

Cumulative Returns Through September 30, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 09/30/2016†§

U.S. Government Agencies	42.3%
Non-Agency Mortgage-Backed Securities	18.4%
Asset-Backed Securities	14.8%
U.S. Treasury Obligations	14.1%
Short-Term Instruments‡	9.2%
Other	1.2%
†	% of Investments, at value.

‡	Includes Central Funds used for Cash Management Purposes.

§	Allocation Breakdown and % of Investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended September 30, 2016
	6 Months*	1 Year	Fund Inception (10/22/12)
PIMCO Mortgage Opportunities Fund Institutional Class	3.79%	4.87%	6.79%
PIMCO Mortgage Opportunities Fund Class P	3.72%	4.73%	6.67%
PIMCO Mortgage Opportunities Fund Class D	3.58%	4.45%	6.36%
PIMCO Mortgage Opportunities Fund Class A	3.58%	4.45%	6.36%
PIMCO Mortgage Opportunities Fund Class A (adjusted)	(0.34)%	0.56%	5.33%
PIMCO Mortgage Opportunities Fund Class C	3.19%	3.67%	5.57%
PIMCO Mortgage Opportunities Fund Class C (adjusted)	2.19%	2.67%	5.57%
3 Month USD LIBOR Index	0.32%	0.55%	0.34%
Lipper Absolute Return Funds Average	2.38%	2.48%	2.32%♦

All Fund returns are net of fees and expenses.

* Cumulative return.

♦ Average annual total return since 10/31/2012.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 0.69% for Institutional Class shares, 0.79% for Class P shares, 1.09% for Class D shares, 1.09% for Class A shares and 1.84% for Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO Mortgage Opportunities Fund seeks maximum long-term return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of mortgage-related assets, including, but not limited to Agency residential and commercial mortgage-backed securities (“MBS”) and private label residential and commercial MBS, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Agency MBS refers to MBS issued by government-sponsored enterprises, such as the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). The Fund will invest in a broad array of mortgage-related securities in seeking to generate consistent, absolute returns across full market cycles. The remainder of the Fund’s assets may be invested in other types of “Fixed Income Instruments,” which include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	Exposure to non-agency mortgages improved relative performance, as the sector posted positive returns.

»	Exposure to commercial mortgage-backed securities improved relative performance, as the sector posted positive returns.

»	Exposure to agency mortgage-backed securities improved relative performance, as the sector posted positive returns.

»	Exposure to CLOs improved relative performance, as the sector posted positive returns.

»	Exposure to European RMBS improved relative performance, as the sector posted positive returns.

»	Exposure to investment grade financials improved relative performance, as the sector posted positive returns.

»	Short exposure to the long end of the U.S. yield curve detracted from performance, as 30-year yields rallied.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	13

PIMCO Total Return Fund II

Institutional Class - PMBIX	Administrative Class - PRADX
Class P - PMTPX

Cumulative Returns Through September 30, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 09/30/2016†§

U.S. Government Agencies	37.2%
U.S. Treasury Obligations	23.7%
Corporate Bonds & Notes	16.8%
Non-Agency Mortgage-Backed Securities	9.7%
Short-Term Instruments‡	5.5%
Other	7.1%
†	% of Investments, at value.

‡	Includes Central Funds used for Cash Management Purposes.

§	Allocation Breakdown and % of Investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended September 30, 2016
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (12/30/91)
PIMCO Total Return Fund II Institutional Class	3.75%	6.17%	3.45%	5.57%	6.41%
PIMCO Total Return Fund II Class P	3.70%	6.07%	3.35%	5.46%	6.31%
PIMCO Total Return Fund II Administrative Class	3.62%	5.91%	3.19%	5.30%	6.15%
Bloomberg Barclays U.S. Aggregate Index	2.68%	5.19%	3.08%	4.79%	5.82%
Lipper Core Plus Bond Funds Average	4.14%	6.04%	3.95%	5.07%	6.19%♦

All Fund returns are net of fees and expenses.

* Cumulative return.

♦ Average annual total return since 12/31/1991.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 0.56% for Institutional Class shares, 0.66% for Class P shares and 0.81% for Administrative Class shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO Total Return Fund II seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. public- or private-sector entities. The Fund may invest only in investment grade U.S. dollar-denominated securities of U.S. issuers that are rated at least Baa by Moody’s Investors Service, Inc., or equivalently rated by Standard & Poor’s Ratings Services or Fitch, Inc., or, if unrated, determined by PIMCO to be of comparable quality. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	Select positions in non-agency mortgage-backed securities (MBS) contributed to relative performance, as the total return of those securities was positive.

»	Positions in taxable municipal bonds contributed to relative performance, as spreads on those securities generally tightened.

»	An underweight to dollar-denominated emerging market debt detracted from relative performance, as spreads on these securities generally narrowed.

»	An underweight to agency debt detracted from relative performance, as the total return of these securities was positive.

14	PIMCO BOND FUNDS

PIMCO Total Return Fund III

Institutional Class - PTSAX	Administrative Class - PRFAX
Class P - PRAPX

Cumulative Returns Through September 30, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 09/30/2016†§

U.S. Government Agencies	29.2%
U.S. Treasury Obligations	28.6%
Corporate Bonds & Notes	17.3%
Short-Term Instruments‡	7.6%
Sovereign Issues	6.6%
Other	10.7%
†	% of Investments, at value.

‡	Includes Central Funds used for Cash Management Purposes.

§	Allocation Breakdown and % of Investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended September 30, 2016
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (05/01/91)
PIMCO Total Return Fund III Institutional Class	3.42%	5.56%	3.91%	5.71%	6.99%
PIMCO Total Return Fund III Class P	3.36%	5.46%	3.80%	5.60%	6.89%
PIMCO Total Return Fund III Administrative Class	3.28%	5.30%	3.65%	5.45%	6.72%
Bloomberg Barclays U.S. Aggregate Index	2.68%	5.19%	3.08%	4.79%	6.11%
Lipper Core Plus Bond Funds Average	4.14%	6.04%	3.95%	5.07%	6.48%♦

All Fund returns are net of fees and expenses.

* Cumulative return.

♦ Average annual total return since 04/30/1991.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 0.55% for Institutional Class shares, 0.65% for Class P shares and 0.80% for Administrative Class shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO Total Return Fund III seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements, with prohibitions on firms engaged principally in certain socially sensitive practices. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	Select positions in non-agency mortgage-backed securities (MBS) contributed to relative performance, as the total return of these securities was positive.

»	Exposure to high yield corporate spread duration added to relative performance, as spreads on these securities narrowed.

»	Positions in taxable municipal bonds contributed to relative performance, as spreads on these securities generally tightened.

»

Short positions against the Japanese yen versus the U.S. dollar during the first half of the period detracted from relative performance, as the currency appreciated against the U.S. dollar over that period.

»	Short exposure to interest rates in the U.K. detracted from relative performance, as yields in the U.K. generally fell.

»	Short positions against the Korean won versus the U.S. dollar detracted from relative performance, as the currency appreciated against the U.S. dollar.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	15

PIMCO Unconstrained Bond Fund

Institutional Class - PFIUX	Class A - PUBAX
Class P - PUCPX	Class C - PUBCX
Administrative Class - PUBFX	Class R - PUBRX
Class D - PUBDX

Cumulative Returns Through September 30, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 09/30/2016†§

U.S. Treasury Obligations	33.7%
Corporate Bonds & Notes	20.0%
Asset-Backed Securities	18.2%
U.S. Government Agencies	12.5%
Non-Agency Mortgage-Backed Securities	11.4%
Short-Term Instruments‡	1.5%
Other	2.7%
†	% of Investments, at value.

‡	Includes Central Funds used for Cash Management Purposes.

§	Allocation Breakdown and % of Investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended September 30, 2016
	6 Months*	1 Year	5 Years	Fund Inception (06/30/08)
PIMCO Unconstrained Bond Fund Institutional Class	4.76%	5.04%	2.35%	3.89%
PIMCO Unconstrained Bond Fund Class P	4.70%	4.94%	2.25%	3.78%
PIMCO Unconstrained Bond Fund Administrative Class	4.61%	4.76%	2.09%	3.63%
PIMCO Unconstrained Bond Fund Class D	4.55%	4.62%	1.94%	3.47%
PIMCO Unconstrained Bond Fund Class A	4.55%	4.62%	1.94%	3.47%
PIMCO Unconstrained Bond Fund Class A (adjusted)	0.60%	0.74%	1.16%	2.99%
PIMCO Unconstrained Bond Fund Class C	4.05%	3.74%	1.22%	2.72%
PIMCO Unconstrained Bond Fund Class C (adjusted)	3.05%	2.75%	1.22%	2.72%
PIMCO Unconstrained Bond Fund Class R	4.42%	4.36%	1.70%	3.22%
3 Month USD LIBOR Index	0.32%	0.55%	0.37%	0.60%
Lipper Alternative Global Macro Funds Average	3.97%	5.30%	3.80%	2.85%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 0.99% for Institutional Class shares, 1.09% for Class P shares, 1.24% for Administrative Class shares, 1.39% for Class D shares, 1.39% for Class A shares, 2.14% for Class C shares, and 1.64% for Class R shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO Unconstrained Bond Fund seeks maximum long-term return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	Exposure to non-agency mortgages added to performance. The BAML Fixed Rate Home Equity Index, which generally tracks the price performance of non-agency mortgages, increased.

»	Long exposure to corporate credit spread risk added to performance, as the Bloomberg Barclays Corporate Average OAS, which generally measures corporate credit spreads, tightened.

»	Long exposure to Brazil local rates over the first four months of the reporting period added to performance, as Brazilian local rates decreased over that period.

»

Long exposure to emerging markets corporate and quasi-sovereign external debt added to performance, as the CEMBI diversified index, which generally tracks the total return of external corporate and quasi-sovereign emerging markets debt, increased.

»	Short currency positioning in the Japanese yen versus the U.S. dollar detracted from performance, as the currency appreciated against the U.S. dollar.

»	Short exposure to interest rates in the U.K. detracted from performance, as yields in the U.K. generally fell.

16	PIMCO BOND FUNDS

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2016 to September 30, 2016 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these rows, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/16)	Ending Account Value (09/30/16)	Expenses Paid During Period*	Beginning Account Value (04/01/16)	Ending Account Value (09/30/16)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Extended Duration Fund
Institutional Class	$1,000.00	$1,100.90	$3.25	$1,000.00	$1,022.25	$3.13	0.61%
Class P	1,000.00	1,100.30	3.78	1,000.00	1,021.74	3.64	0.71
PIMCO GNMA Fund
Institutional Class	$1,000.00	$1,019.20	$2.56	$1,000.00	$1,022.81	$2.56	0.50%
Class P	1,000.00	1,018.70	3.07	1,000.00	1,022.30	3.08	0.60
Class D	1,000.00	1,017.10	4.60	1,000.00	1,020.78	4.61	0.90
Class A	1,000.00	1,017.10	4.60	1,000.00	1,020.78	4.61	0.90
Class C	1,000.00	1,013.30	8.42	1,000.00	1,016.98	8.43	1.65
PIMCO Long Duration Total Return Fund
Institutional Class	$1,000.00	$1,091.50	$3.29	$1,000.00	$1,022.20	$3.18	0.62%
Class P	1,000.00	1,091.00	3.82	1,000.00	1,021.69	3.69	0.72
Class D	1,000.00	1,089.40	5.40	1,000.00	1,020.17	5.22	1.02

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	17

Expense Examples (Cont.)

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/16)	Ending Account Value (09/30/16)	Expenses Paid During Period*	Beginning Account Value (04/01/16)	Ending Account Value (09/30/16)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Long-Term U.S. Government Fund
Institutional Class	$1,000.00	$1,068.10	$3.12	$1,000.00	$1,022.33	$3.05	0.595%
Class P	1,000.00	1,067.50	3.64	1,000.00	1,021.82	3.56	0.695
Administrative Class	1,000.00	1,066.70	4.43	1,000.00	1,021.06	4.33	0.845
Class D	1,000.00	1,065.90	5.21	1,000.00	1,020.30	5.09	0.995
Class A	1,000.00	1,066.20	4.95	1,000.00	1,020.55	4.84	0.945
Class C	1,000.00	1,062.20	8.86	1,000.00	1,016.75	8.66	1.695
PIMCO Moderate Duration Fund
Institutional Class	$1,000.00	$1,022.00	$2.46	$1,000.00	$1,022.91	$2.46	0.48%
Class P	1,000.00	1,021.50	2.97	1,000.00	1,022.40	2.97	0.58
Administrative Class	1,000.00	1,020.70	3.74	1,000.00	1,021.64	3.74	0.73
PIMCO Mortgage-Backed Securities Fund
Institutional Class	$1,000.00	$1,026.00	$2.57	$1,000.00	$1,022.81	$2.56	0.50%
Class P	1,000.00	1,025.50	3.08	1,000.00	1,022.30	3.08	0.60
Administrative Class	1,000.00	1,024.70	3.85	1,000.00	1,021.54	3.84	0.75
Class D	1,000.00	1,023.90	4.62	1,000.00	1,020.78	4.61	0.90
Class A	1,000.00	1,024.00	4.62	1,000.00	1,020.78	4.61	0.90
Class C	1,000.00	1,020.10	8.45	1,000.00	1,016.98	8.43	1.65
PIMCO Mortgage Opportunities Fund
Institutional Class	$1,000.00	$1,037.90	$3.67	$1,000.00	$1,021.74	$3.64	0.71%
Class P	1,000.00	1,037.20	4.18	1,000.00	1,021.24	4.15	0.81
Class D	1,000.00	1,035.80	5.73	1,000.00	1,019.72	5.68	1.11
Class A	1,000.00	1,035.80	5.73	1,000.00	1,019.72	5.68	1.11
Class C	1,000.00	1,031.90	9.58	1,000.00	1,015.92	9.50	1.86
PIMCO Total Return Fund II
Institutional Class	$1,000.00	$1,037.50	$2.99	$1,000.00	$1,022.40	$2.97	0.58%
Class P	1,000.00	1,037.00	3.51	1,000.00	1,021.90	3.48	0.68
Administrative Class	1,000.00	1,036.20	4.28	1,000.00	1,021.14	4.25	0.83
PIMCO Total Return Fund III
Institutional Class	$1,000.00	$1,034.20	$2.89	$1,000.00	$1,022.50	$2.87	0.56%
Class P	1,000.00	1,033.60	3.40	1,000.00	1,022.00	3.38	0.66
Administrative Class	1,000.00	1,032.80	4.17	1,000.00	1,021.24	4.15	0.81
PIMCO Unconstrained Bond Fund
Institutional Class	$1,000.00	$1,047.60	$5.76	$1,000.00	$1,019.72	$5.68	1.11%
Class P	1,000.00	1,047.00	6.28	1,000.00	1,019.21	6.19	1.21
Administrative Class	1,000.00	1,046.10	7.05	1,000.00	1,018.45	6.96	1.36
Class D	1,000.00	1,045.50	7.83	1,000.00	1,017.69	7.72	1.51
Class A	1,000.00	1,045.50	7.83	1,000.00	1,017.69	7.72	1.51
Class C	1,000.00	1,040.50	11.69	1,000.00	1,013.89	11.53	2.26
Class R	1,000.00	1,044.20	9.12	1,000.00	1,016.42	8.99	1.76

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

18	PIMCO BOND FUNDS

Benchmark Descriptions

Index*	Description

3 Month USD LIBOR Index	The 3 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

Bloomberg Barclays GNMA Index	Bloomberg Barclays GNMA Index is an unmanaged index covering mortgage-backed pass-through securities of the Government National Mortgage Association (GNMA).

Bloomberg Barclays Intermediate Government/Credit Index	Bloomberg Barclays Intermediate Government/Credit Index is an unmanaged index of U.S. Government or Investment Grade Credit Securities having a maturity of at least 1 year and less than 10 years.

Bloomberg Barclays Long-Term Government/Credit Index	Bloomberg Barclays Long-Term Government/Credit Index is an unmanaged index of U.S. Government or Investment Grade Credit Securities having a maturity of 10 years or more.

Bloomberg Barclays Long-Term Treasury Index	Bloomberg Barclays Long-Term Treasury Index consists of U.S. Treasury issues with maturities of 10 or more years.

Bloomberg Barclays U.S. Aggregate Index	Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Bloomberg Barclays U.S. MBS Fixed Rate Index	Bloomberg Barclays U.S. MBS Fixed Rate Index covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The MBS Index is formed by grouping the universe of over 600,000 individual fixed rate MBS pools into approximately 3,500 generic aggregates.

Citi STRIPS Index, 20+ Year Sub-Index	Citi STRIPS Index, 20+ Year Sub-Index represents a composition of outstanding Treasury Bond and Notes with a maturity of at least twenty years. The index is rebalanced each month in accordance with underlying Treasury figures and profiles provided as of the previous month- end. The included STRIPS are derived only from bonds in the Citi U.S. Treasury Bond Index, which include coupon strips with less than one year remaining to maturity.

* It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	19

Financial Highlights

		Investment Operations				Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital		Total

PIMCO Extended Duration Fund
Institutional Class
04/01/2016 - 09/30/2016+	$8.66	$0.11		$0.76	$0.87	$(0.11)	$0.00	$0.00		$(0.11)
03/31/2016	9.02	0.22		(0.19)	0.03	(0.26)	(0.13)	0.00		(0.39)
03/31/2015	6.76	0.22		2.24	2.46	(0.20)	0.00	0.00		(0.20)
03/31/2014	7.82	0.22		(0.79)	(0.57)	(0.22)	(0.27)	0.00		(0.49)
03/31/2013	9.59	0.27		0.87	1.14	(0.26)	(2.65)	0.00		(2.91)
03/31/2012	7.49	0.32		2.96	3.28	(0.31)	(0.87)	0.00		(1.18)
Class P
04/01/2016 - 09/30/2016+	8.66	0.11		0.76	0.87	(0.11)	0.00	0.00		(0.11)
03/31/2016	9.02	0.21		(0.19)	0.02	(0.25)	(0.13)	0.00		(0.38)
03/31/2015	6.76	0.21		2.25	2.46	(0.20)	0.00	0.00		(0.20)
03/31/2014	7.82	0.21		(0.79)	(0.58)	(0.21)	(0.27)	0.00		(0.48)
03/31/2013	9.59	0.27		0.86	1.13	(0.25)	(2.65)	0.00		(2.90)
03/31/2012	7.49	0.30		2.97	3.27	(0.30)	(0.87)	0.00		(1.17)

PIMCO GNMA Fund
Institutional Class
04/01/2016 - 09/30/2016+	$11.36	$0.10		$0.12	$0.22	$(0.16)	$0.00	$0.00		$(0.16)
03/31/2016	11.41	0.18		0.05	0.23	(0.27)	0.00	(0.01)		(0.28)
03/31/2015	11.12	0.20		0.33	0.53	(0.24)	0.00	0.00		(0.24)
03/31/2014	11.54	0.18		(0.23)	(0.05)	(0.35)	(0.02)	(0.00	)^	(0.37)
03/31/2013	11.75	0.13		0.17	0.30	(0.33)	(0.18)	0.00		(0.51)
03/31/2012	11.42	0.21		0.72	0.93	(0.26)	(0.34)	0.00		(0.60)
Class P
04/01/2016 - 09/30/2016+	11.36	0.09		0.12	0.21	(0.15)	0.00	0.00		(0.15)
03/31/2016	11.41	0.18		0.04	0.22	(0.26)	0.00	(0.01)		(0.27)
03/31/2015	11.12	0.20		0.32	0.52	(0.23)	0.00	0.00		(0.23)
03/31/2014	11.54	0.16		(0.22)	(0.06)	(0.34)	(0.02)	(0.00	)^	(0.36)
03/31/2013	11.75	0.12		0.17	0.29	(0.32)	(0.18)	0.00		(0.50)
03/31/2012	11.42	0.20		0.72	0.92	(0.25)	(0.34)	0.00		(0.59)
Class D
04/01/2016 - 09/30/2016+	11.36	0.07		0.12	0.19	(0.13)	0.00	0.00		(0.13)
03/31/2016	11.41	0.14		0.04	0.18	(0.22)	0.00	(0.01)		(0.23)
03/31/2015	11.12	0.15		0.34	0.49	(0.20)	0.00	0.00		(0.20)
03/31/2014	11.54	0.13		(0.23)	(0.10)	(0.30)	(0.02)	(0.00	)^	(0.32)
03/31/2013	11.75	0.09		0.16	0.25	(0.28)	(0.18)	0.00		(0.46)
03/31/2012	11.42	0.16		0.72	0.88	(0.21)	(0.34)	0.00		(0.55)
Class A
04/01/2016 - 09/30/2016+	11.36	0.08		0.11	0.19	(0.13)	0.00	0.00		(0.13)
03/31/2016	11.41	0.14		0.04	0.18	(0.22)	0.00	(0.01)		(0.23)
03/31/2015	11.12	0.15		0.34	0.49	(0.20)	0.00	0.00		(0.20)
03/31/2014	11.54	0.13		(0.23)	(0.10)	(0.30)	(0.02)	(0.00	)^	(0.32)
03/31/2013	11.75	0.09		0.16	0.25	(0.28)	(0.18)	0.00		(0.46)
03/31/2012	11.42	0.16		0.72	0.88	(0.21)	(0.34)	0.00		(0.55)
Class C
04/01/2016 - 09/30/2016+	11.36	0.03		0.12	0.15	(0.09)	0.00	0.00		(0.09)
03/31/2016	11.41	0.05		0.05	0.10	(0.14)	0.00	(0.01)		(0.15)
03/31/2015	11.12	0.07		0.33	0.40	(0.11)	0.00	0.00		(0.11)
03/31/2014	11.54	0.05		(0.23)	(0.18)	(0.22)	(0.02)	(0.00	)^	(0.24)
03/31/2013	11.75	0.00	^	0.16	0.16	(0.19)	(0.18)	0.00		(0.37)
03/31/2012	11.42	0.08		0.72	0.80	(0.13)	(0.34)	0.00		(0.47)

20	PIMCO BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.42	10.09%	$541,315	0.61	%*	0.61	%*	0.50	%*	0.50	%*	2.42	%*	56%
8.66	0.76	400,312	0.53		0.53		0.50		0.50		2.73		96
9.02	36.91	394,852	0.51		0.51		0.50		0.50		2.80		68
6.76	(6.84)	249,671	0.51		0.51		0.50		0.50		3.22		89
7.82	10.35	251,318	0.54		0.54		0.50		0.50		2.69		113
9.59	43.47	305,425	0.50		0.50		0.50		0.50		3.41		355

9.42	10.03	37,055	0.71	*	0.71	*	0.60	*	0.60	*	2.32	*	56
8.66	0.66	60,581	0.63		0.63		0.60		0.60		2.60		96
9.02	36.78	25,862	0.61		0.61		0.60		0.60		2.69		68
6.76	(6.93)	27,454	0.61		0.61		0.60		0.60		3.12		89
7.82	10.24	16,320	0.64		0.64		0.60		0.60		2.55		113
9.59	43.33	73,634	0.60		0.60		0.60		0.60		3.12		355

$11.42	1.92%	$362,589	0.50	%*	0.50	%*	0.50	%*	0.50	%*	1.71	%*	801%
11.36	2.04	347,336	0.50		0.50		0.50		0.50		1.62		1,609
11.41	4.85	314,908	0.50		0.50		0.50		0.50		1.79		1,880
11.12	(0.45)	302,964	0.50		0.50		0.50		0.50		1.59		1,212
11.54	2.59	486,148	0.51		0.51		0.50		0.50		1.14		1,502
11.75	8.27	660,966	0.50		0.50		0.50		0.50		1.77		2,397

11.42	1.87	71,131	0.60	*	0.60	*	0.60	*	0.60	*	1.56	*	801
11.36	1.94	90,151	0.60		0.60		0.60		0.60		1.56		1,609
11.41	4.74	59,958	0.60		0.60		0.60		0.60		1.73		1,880
11.12	(0.55)	53,095	0.60		0.60		0.60		0.60		1.47		1,212
11.54	2.49	110,566	0.61		0.61		0.60		0.60		1.05		1,502
11.75	8.16	114,939	0.60		0.60		0.60		0.60		1.66		2,397

11.42	1.71	91,878	0.90	*	0.90	*	0.90	*	0.90	*	1.29	*	801
11.36	1.63	101,997	0.90		0.90		0.90		0.90		1.22		1,609
11.41	4.43	104,653	0.90		0.90		0.90		0.90		1.37		1,880
11.12	(0.85)	121,340	0.90		0.90		0.90		0.90		1.17		1,212
11.54	2.18	219,259	0.91		0.91		0.90		0.90		0.74		1,502
11.75	7.84	295,028	0.90		0.90		0.90		0.90		1.38		2,397

11.42	1.71	203,683	0.90	*	0.90	*	0.90	*	0.90	*	1.31	*	801
11.36	1.63	232,328	0.90		0.90		0.90		0.90		1.20		1,609
11.41	4.43	265,934	0.90		0.90		0.90		0.90		1.37		1,880
11.12	(0.85)	334,991	0.90		0.90		0.90		0.90		1.20		1,212
11.54	2.18	583,927	0.91		0.91		0.90		0.90		0.75		1,502
11.75	7.84	706,763	0.90		0.90		0.90		0.90		1.39		2,397

11.42	1.33	87,766	1.65	*	1.65	*	1.65	*	1.65	*	0.56	*	801
11.36	0.88	91,958	1.65		1.65		1.65		1.65		0.45		1,609
11.41	3.65	109,530	1.65		1.65		1.65		1.65		0.62		1,880
11.12	(1.58)	137,233	1.65		1.65		1.65		1.65		0.42		1,212
11.54	1.42	275,788	1.66		1.66		1.65		1.65		0.01		1,502
11.75	7.03	289,101	1.65		1.65		1.65		1.65		0.66		2,397

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	21

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Long Duration Total Return Fund
Institutional Class
04/01/2016 - 09/30/2016+	$11.29	$0.25	$0.78	$1.03	$(0.24)	$0.00	$0.00	$(0.24)
03/31/2016	12.30	0.50	(0.60)	(0.10)	(0.60)	(0.31)	0.00	(0.91)
03/31/2015	11.07	0.48	1.21	1.69	(0.46)	0.00	0.00	(0.46)
03/31/2014	11.83	0.45	(0.64)	(0.19)	(0.44)	(0.13)	0.00	(0.57)
03/31/2013	11.54	0.47	0.72	1.19	(0.44)	(0.46)	0.00	(0.90)
03/31/2012	10.75	0.50	1.29	1.79	(0.49)	(0.51)	0.00	(1.00)
Class P
04/01/2016 - 09/30/2016+	11.29	0.24	0.78	1.02	(0.23)	0.00	0.00	(0.23)
03/31/2016	12.30	0.49	(0.60)	(0.11)	(0.59)	(0.31)	0.00	(0.90)
03/31/2015	11.07	0.47	1.21	1.68	(0.45)	0.00	0.00	(0.45)
03/31/2014	11.83	0.44	(0.64)	(0.20)	(0.43)	(0.13)	0.00	(0.56)
03/31/2013	11.54	0.46	0.72	1.18	(0.43)	(0.46)	0.00	(0.89)
03/31/2012	10.75	0.49	1.29	1.78	(0.48)	(0.51)	0.00	(0.99)
Class D
04/01/2016 - 09/30/2016+	11.29	0.23	0.77	1.00	(0.21)	0.00	0.00	(0.21)
03/31/2016	12.30	0.45	(0.59)	(0.14)	(0.56)	(0.31)	0.00	(0.87)
10/31/2014 - 03/31/2015	11.73	0.20	0.55	0.75	(0.18)	0.00	0.00	(0.18)

PIMCO Long-Term U.S. Government Fund
Institutional Class
04/01/2016 - 09/30/2016+	$6.44	$0.09	$0.35	$0.44	$(0.09)	$0.00	$0.00	$(0.09)
03/31/2016	11.49	0.30	(0.46)	(0.16)	(0.27)	(4.62)	0.00	(4.89)
03/31/2015	9.79	0.30	1.67	1.97	(0.27)	0.00	0.00	(0.27)
03/31/2014	10.78	0.29	(0.81)	(0.52)	(0.29)	(0.18)	0.00	(0.47)
03/31/2013	10.89	0.30	0.65	0.95	(0.29)	(0.77)	0.00	(1.06)
03/31/2012	10.39	0.36	1.97	2.33	(0.36)	(1.47)	0.00	(1.83)
Class P
04/01/2016 - 09/30/2016+	6.44	0.09	0.34	0.43	(0.08)	0.00	0.00	(0.08)
03/31/2016	11.49	0.28	(0.45)	(0.17)	(0.26)	(4.62)	0.00	(4.88)
03/31/2015	9.79	0.29	1.67	1.96	(0.26)	0.00	0.00	(0.26)
03/31/2014	10.78	0.29	(0.82)	(0.53)	(0.28)	(0.18)	0.00	(0.46)
03/31/2013	10.89	0.30	0.64	0.94	(0.28)	(0.77)	0.00	(1.05)
03/31/2012	10.39	0.35	1.97	2.32	(0.35)	(1.47)	0.00	(1.82)
Administrative Class
04/01/2016 - 09/30/2016+	6.44	0.08	0.35	0.43	(0.08)	0.00	0.00	(0.08)
03/31/2016	11.49	0.28	(0.46)	(0.18)	(0.25)	(4.62)	0.00	(4.87)
03/31/2015	9.79	0.28	1.66	1.94	(0.24)	0.00	0.00	(0.24)
03/31/2014	10.78	0.27	(0.82)	(0.55)	(0.26)	(0.18)	0.00	(0.44)
03/31/2013	10.89	0.28	0.64	0.92	(0.26)	(0.77)	0.00	(1.03)
03/31/2012	10.39	0.33	1.97	2.30	(0.33)	(1.47)	0.00	(1.80)
Class D
04/01/2016 - 09/30/2016+	6.44	0.08	0.34	0.42	(0.07)	0.00	0.00	(0.07)
03/31/2016	11.49	0.19	(0.39)	(0.20)	(0.23)	(4.62)	0.00	(4.85)
10/31/2014 - 03/31/2015	10.61	0.11	0.85	0.96	(0.08)	0.00	0.00	(0.08)
Class A
04/01/2016 - 09/30/2016+	6.44	0.08	0.34	0.42	(0.07)	0.00	0.00	(0.07)
03/31/2016	11.49	0.26	(0.45)	(0.19)	(0.24)	(4.62)	0.00	(4.86)
03/31/2015	9.79	0.26	1.67	1.93	(0.23)	0.00	0.00	(0.23)
03/31/2014	10.78	0.26	(0.82)	(0.56)	(0.25)	(0.18)	0.00	(0.43)
03/31/2013	10.89	0.26	0.65	0.91	(0.25)	(0.77)	0.00	(1.02)
03/31/2012	10.39	0.32	1.97	2.29	(0.32)	(1.47)	0.00	(1.79)
Class C
04/01/2016 - 09/30/2016+	6.44	0.05	0.35	0.40	(0.05)	0.00	0.00	(0.05)
03/31/2016	11.49	0.19	(0.45)	(0.26)	(0.17)	(4.62)	0.00	(4.79)
03/31/2015	9.79	0.18	1.67	1.85	(0.15)	0.00	0.00	(0.15)
03/31/2014	10.78	0.18	(0.81)	(0.63)	(0.18)	(0.18)	0.00	(0.36)
03/31/2013	10.89	0.18	0.64	0.82	(0.16)	(0.77)	0.00	(0.93)
03/31/2012	10.39	0.23	1.98	2.21	(0.24)	(1.47)	0.00	(1.71)

22	PIMCO BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$12.08	9.15%	$2,773,684	0.62	%*	0.62	%*	0.50	%*	0.50	%*	4.18	%*	51%
11.29	(0.40)	2,949,533	0.55		0.55		0.50		0.50		4.38		59
12.30	15.52	4,376,514	0.52		0.52		0.50		0.50		4.09		76
11.07	(1.46)	4,704,179	0.51		0.51		0.50		0.50		4.12		70
11.83	10.36	6,669,123	0.53		0.53		0.50		0.50		3.86		81
11.54	16.91	5,815,733	0.50		0.50		0.50		0.50		4.33		219

12.08	9.10	12,319	0.72	*	0.72	*	0.60	*	0.60	*	4.08	*	51
11.29	(0.50)	11,164	0.65		0.65		0.60		0.60		4.27		59
12.30	15.40	19,954	0.62		0.62		0.60		0.60		4.00		76
11.07	(1.56)	12,376	0.61		0.61		0.60		0.60		4.02		70
11.83	10.25	21,240	0.63		0.63		0.60		0.60		3.75		81
11.54	16.79	12,896	0.60		0.60		0.60		0.60		4.20		219

12.08	8.94	10,240	1.02	*	1.02	*	0.90	*	0.90	*	3.79	*	51
11.29	(0.80)	683	0.95		0.95		0.90		0.90		3.97		59
12.30	6.37	9,164	0.92	*	0.92	*	0.90	*	0.90	*	3.75	*	76

$6.79	6.81%	$556,498	0.595	%*	0.595	%*	0.475	%*	0.475	%*	2.63	%*	38%
6.44	1.82	304,991	0.535		0.535		0.475		0.475		3.23		101
11.49	20.35	318,988	0.495		0.495		0.475		0.475		2.77		244
9.79	(4.67)	523,326	0.485		0.485		0.475		0.475		2.89		100
10.78	8.49	1,546,068	0.505		0.505		0.475		0.475		2.63		143
10.89	22.39	812,883	0.485		0.485		0.475		0.475		3.14		426

6.79	6.75	92,068	0.695	*	0.695	*	0.575	*	0.575	*	2.56	*	38
6.44	1.72	82,647	0.635		0.635		0.575		0.575		3.11		101
11.49	20.23	81,521	0.595		0.595		0.575		0.575		2.73		244
9.79	(4.77)	73,906	0.585		0.585		0.575		0.575		3.00		100
10.78	8.38	40,134	0.605		0.605		0.575		0.575		2.52		143
10.89	22.27	403,440	0.585		0.585		0.575		0.575		3.03		426

6.79	6.67	28,715	0.845	*	0.845	*	0.725	*	0.725	*	2.41	*	38
6.44	1.57	27,613	0.785		0.785		0.725		0.725		3.00		101
11.49	20.05	54,522	0.745		0.745		0.725		0.725		2.60		244
9.79	(4.91)	51,473	0.735		0.735		0.725		0.725		2.74		100
10.78	8.26	66,872	0.755		0.755		0.725		0.725		2.39		143
10.89	22.09	70,022	0.735		0.735		0.725		0.725		2.87		426

6.79	6.59	16,403	0.995	*	0.995	*	0.875	*	0.875	*	2.26	*	38
6.44	1.41	10,174	0.935		0.935		0.875		0.875		2.63		101
11.49	9.07	1,286	0.895	*	0.895	*	0.875	*	0.875	*	1.91	*	244

6.79	6.62	136,497	0.945	*	0.945	*	0.825	*	0.825	*	2.31	*	38
6.44	1.47	159,606	0.885		0.885		0.825		0.825		2.88		101
11.49	19.93	198,176	0.845		0.845		0.825		0.825		2.49		244
9.79	(5.01)	175,700	0.835		0.835		0.825		0.825		2.63		100
10.78	8.11	208,077	0.855		0.855		0.825		0.825		2.26		143
10.89	21.96	228,297	0.835	(c)	0.835	(c)	0.825	(c)	0.825	(c)	2.76		426

6.79	6.22	33,970	1.695	*	1.695	*	1.575	*	1.575	*	1.56	*	38
6.44	0.71	32,026	1.635		1.635		1.575		1.575		2.11		101
11.49	19.05	35,839	1.595		1.595		1.575		1.575		1.73		244
9.79	(5.71)	25,865	1.585		1.585		1.575		1.575		1.82		100
10.78	7.31	68,538	1.605		1.605		1.575		1.575		1.52		143
10.89	21.06	64,297	1.585	(c)	1.585	(c)	1.575	(c)	1.575	(c)	1.99		426

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	23

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Moderate Duration Fund
Institutional Class
04/01/2016 - 09/30/2016+	$10.13	$0.14	$0.08	$0.22	$(0.11)	$0.00	$0.00	$(0.11)
03/31/2016	10.53	0.27	(0.21)	0.06	(0.28)	(0.18)	0.00	(0.46)
03/31/2015	10.63	0.20	0.19	0.39	(0.35)	(0.14)	0.00	(0.49)
03/31/2014	10.89	0.17	(0.14)	0.03	(0.20)	(0.09)	0.00	(0.29)
03/31/2013	10.74	0.23	0.49	0.72	(0.32)	(0.25)	0.00	(0.57)
03/31/2012	10.69	0.23	0.25	0.48	(0.26)	(0.17)	0.00	(0.43)
Class P
04/01/2016 - 09/30/2016+	10.13	0.14	0.08	0.22	(0.11)	0.00	0.00	(0.11)
03/31/2016	10.53	0.25	(0.21)	0.04	(0.26)	(0.18)	0.00	(0.44)
03/31/2015	10.63	0.19	0.19	0.38	(0.34)	(0.14)	0.00	(0.48)
03/31/2014	10.89	0.16	(0.14)	0.02	(0.19)	(0.09)	0.00	(0.28)
03/31/2013	10.74	0.22	0.49	0.71	(0.31)	(0.25)	0.00	(0.56)
03/31/2012	10.69	0.22	0.25	0.47	(0.25)	(0.17)	0.00	(0.42)
Administrative Class
04/01/2016 - 09/30/2016+	10.13	0.13	0.08	0.21	(0.10)	0.00	0.00	(0.10)
07/24/2015 - 03/31/2016	10.39	0.13	(0.06)	0.07	(0.15)	(0.18)	0.00	(0.33)

PIMCO Mortgage-Backed Securities Fund
Institutional Class
04/01/2016 - 09/30/2016+	$10.56	$0.13	$0.14	$0.27	$(0.13)	$0.00	$0.00	$(0.13)
03/31/2016	10.57	0.18	0.08	0.26	(0.27)	0.00	0.00	(0.27)
03/31/2015	10.29	0.20	0.36	0.56	(0.27)	0.00	(0.01)	(0.28)
03/31/2014	10.58	0.13	(0.11)	0.02	(0.24)	(0.05)	(0.02)	(0.31)
03/31/2013	10.66	0.10	0.31	0.41	(0.37)	(0.12)	0.00	(0.49)
03/31/2012	10.62	0.24	0.41	0.65	(0.30)	(0.31)	0.00	(0.61)
Class P
04/01/2016 - 09/30/2016+	10.56	0.12	0.15	0.27	(0.13)	0.00	0.00	(0.13)
03/31/2016	10.57	0.17	0.08	0.25	(0.26)	0.00	0.00	(0.26)
03/31/2015	10.29	0.19	0.36	0.55	(0.26)	0.00	(0.01)	(0.27)
03/31/2014	10.58	0.11	(0.10)	0.01	(0.23)	(0.05)	(0.02)	(0.30)
03/31/2013	10.66	0.10	0.30	0.40	(0.36)	(0.12)	0.00	(0.48)
03/31/2012	10.62	0.22	0.41	0.63	(0.28)	(0.31)	0.00	(0.59)
Administrative Class
04/01/2016 - 09/30/2016+	10.56	0.12	0.14	0.26	(0.12)	0.00	0.00	(0.12)
03/31/2016	10.57	0.14	0.09	0.23	(0.24)	0.00	0.00	(0.24)
03/31/2015	10.29	0.17	0.36	0.53	(0.24)	0.00	(0.01)	(0.25)
03/31/2014	10.58	0.12	(0.12)	0.00	(0.22)	(0.05)	(0.02)	(0.29)
03/31/2013	10.66	0.09	0.30	0.39	(0.35)	(0.12)	0.00	(0.47)
03/31/2012	10.62	0.22	0.40	0.62	(0.27)	(0.31)	0.00	(0.58)
Class D
04/01/2016 - 09/30/2016+	10.56	0.11	0.14	0.25	(0.11)	0.00	0.00	(0.11)
03/31/2016	10.57	0.14	0.07	0.21	(0.22)	0.00	0.00	(0.22)
03/31/2015	10.29	0.16	0.36	0.52	(0.23)	0.00	(0.01)	(0.24)
03/31/2014	10.58	0.10	(0.12)	(0.02)	(0.20)	(0.05)	(0.02)	(0.27)
03/31/2013	10.66	0.07	0.30	0.37	(0.33)	(0.12)	0.00	(0.45)
03/31/2012	10.62	0.20	0.40	0.60	(0.25)	(0.31)	0.00	(0.56)
Class A
04/01/2016 - 09/30/2016+	10.56	0.11	0.14	0.25	(0.11)	0.00	0.00	(0.11)
03/31/2016	10.57	0.14	0.07	0.21	(0.22)	0.00	0.00	(0.22)
03/31/2015	10.29	0.16	0.36	0.52	(0.23)	0.00	(0.01)	(0.24)
03/31/2014	10.58	0.10	(0.12)	(0.02)	(0.20)	(0.05)	(0.02)	(0.27)
03/31/2013	10.66	0.07	0.30	0.37	(0.33)	(0.12)	0.00	(0.45)
03/31/2012	10.62	0.20	0.40	0.60	(0.25)	(0.31)	0.00	(0.56)

24	PIMCO BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.24	2.20%	$1,506,262	0.48	%*	0.48	%*	0.46	%*	0.46	%*	2.72	%*	116%
10.13	0.54	1,463,730	0.48		0.48		0.46		0.46		2.61		217
10.53	3.75	1,709,990	0.46		0.46		0.46		0.46		1.85		254
10.63	0.31	2,433,490	0.46		0.46		0.46		0.46		1.56		237
10.89	6.84	2,666,070	0.46		0.46		0.46		0.46		2.08		373
10.74	4.54	2,505,387	0.46		0.46		0.46		0.46		2.17		391

10.24	2.15	7,012	0.58	*	0.58	*	0.56	*	0.56	*	2.62	*	116
10.13	0.44	6,800	0.58		0.58		0.56		0.56		2.46		217
10.53	3.65	5,285	0.56		0.56		0.56		0.56		1.79		254
10.63	0.20	13,298	0.56		0.56		0.56		0.56		1.51		237
10.89	6.73	31,824	0.56		0.56		0.56		0.56		2.00		373
10.74	4.44	36,425	0.56		0.56		0.56		0.56		2.08		391

10.24	2.07	9,905	0.73	*	0.73	*	0.71	*	0.71	*	2.47	*	116
10.13	0.66	9,304	0.73	*	0.73	*	0.71	*	0.71	*	1.87	*	217

$10.70	2.60%	$118,532	0.50	%*	0.50	%*	0.50	%*	0.50	%*	2.46	%*	804%
10.56	2.46	118,641	0.50		0.50		0.50		0.50		1.75		1,930
10.57	5.49	103,968	0.50		0.50		0.50		0.50		1.90		1,501
10.29	0.23	111,544	0.50		0.50		0.50		0.50		1.29		1,021
10.58	3.93	252,445	0.50		0.50		0.50		0.50		0.96		1,226
10.66	6.27	197,818	0.50		0.50		0.50		0.50		2.24		1,322

10.70	2.55	7,805	0.60	*	0.60	*	0.60	*	0.60	*	2.32	*	804
10.56	2.36	9,898	0.60		0.60		0.60		0.60		1.65		1,930
10.57	5.38	8,150	0.60		0.60		0.60		0.60		1.82		1,501
10.29	0.12	8,679	0.60		0.60		0.60		0.60		1.09		1,021
10.58	3.82	36,644	0.60		0.60		0.60		0.60		0.89		1,226
10.66	6.17	42,441	0.60		0.60		0.60		0.60		2.04		1,322

10.70	2.47	3,993	0.75	*	0.75	*	0.75	*	0.75	*	2.20	*	804
10.56	2.20	4,565	0.75		0.75		0.75		0.75		1.36		1,930
10.57	5.22	13,760	0.75		0.75		0.75		0.75		1.63		1,501
10.29	(0.02)	35,186	0.75		0.75		0.75		0.75		1.19		1,021
10.58	3.67	42,414	0.75		0.75		0.75		0.75		0.81		1,226
10.66	6.01	72,356	0.75		0.75		0.75		0.75		2.00		1,322

10.70	2.39	35,490	0.90	*	0.90	*	0.90	*	0.90	*	2.04	*	804
10.56	2.05	42,506	0.90		0.90		0.90		0.90		1.36		1,930
10.57	5.07	37,068	0.90		0.90		0.90		0.90		1.52		1,501
10.29	(0.17)	55,106	0.90		0.90		0.90		0.90		0.96		1,021
10.58	3.51	86,378	0.90		0.90		0.90		0.90		0.62		1,226
10.66	5.85	107,224	0.90		0.90		0.90		0.90		1.85		1,322

10.70	2.40	29,628	0.90	*	0.90	*	0.90	*	0.90	*	2.06	*	804
10.56	2.05	29,497	0.90		0.90		0.90		0.90		1.34		1,930
10.57	5.07	28,247	0.90		0.90		0.90		0.90		1.52		1,501
10.29	(0.17)	38,798	0.90		0.90		0.90		0.90		0.93		1,021
10.58	3.51	77,316	0.90		0.90		0.90		0.90		0.61		1,226
10.66	5.85	87,646	0.90		0.90		0.90		0.90		1.85		1,322

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	25

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Mortgage-Backed Securities Fund (Cont.)
Class C
04/01/2016 - 09/30/2016+	$10.56	$0.07	$0.14	$0.21	$(0.07)	$0.00	$0.00	$(0.07)
03/31/2016	10.57	0.06	0.08	0.14	(0.15)	0.00	0.00	(0.15)
03/31/2015	10.29	0.08	0.36	0.44	(0.15)	0.00	(0.01)	(0.16)
03/31/2014	10.58	0.02	(0.11)	(0.09)	(0.13)	(0.05)	(0.02)	(0.20)
03/31/2013	10.66	(0.02)	0.31	0.29	(0.25)	(0.12)	0.00	(0.37)
03/31/2012	10.62	0.12	0.40	0.52	(0.17)	(0.31)	0.00	(0.48)

PIMCO Mortgage Opportunities Fund
Institutional Class
04/01/2016 - 09/30/2016+	$10.94	$0.24	$0.17	$0.41	$(0.18)	$0.00	$0.00	$(0.18)
03/31/2016	11.15	0.40	(0.15)	0.25	(0.46)	0.00	0.00	(0.46)
03/31/2015	11.06	0.35	0.14	0.49	(0.40)	0.00	0.00	(0.40)
03/31/2014	11.13	0.39	0.00	0.39	(0.44)	(0.02)	0.00	(0.46)
10/22/2012 - 03/31/2013	10.00	0.14	1.14	1.28	(0.15)	0.00	0.00	(0.15)
Class P
04/01/2016 - 09/30/2016+	10.94	0.26	0.14	0.40	(0.17)	0.00	0.00	(0.17)
03/31/2016	11.15	0.41	(0.18)	0.23	(0.44)	0.00	0.00	(0.44)
03/31/2015	11.06	0.34	0.14	0.48	(0.39)	0.00	0.00	(0.39)
03/31/2014	11.13	0.34	0.04	0.38	(0.43)	(0.02)	0.00	(0.45)
10/22/2012 - 03/31/2013	10.00	0.15	1.12	1.27	(0.14)	0.00	0.00	(0.14)
Class D
04/01/2016 - 09/30/2016+	10.94	0.23	0.16	0.39	(0.16)	0.00	0.00	(0.16)
03/31/2016	11.15	0.36	(0.16)	0.20	(0.41)	0.00	0.00	(0.41)
03/31/2015	11.06	0.31	0.13	0.44	(0.35)	0.00	0.00	(0.35)
03/31/2014	11.13	0.32	0.03	0.35	(0.40)	(0.02)	0.00	(0.42)
10/22/2012 - 03/31/2013	10.00	0.12	1.14	1.26	(0.13)	0.00	0.00	(0.13)
Class A
04/01/2016 - 09/30/2016+	10.94	0.22	0.17	0.39	(0.16)	0.00	0.00	(0.16)
03/31/2016	11.15	0.36	(0.16)	0.20	(0.41)	0.00	0.00	(0.41)
03/31/2015	11.06	0.31	0.13	0.44	(0.35)	0.00	0.00	(0.35)
03/31/2014	11.13	0.34	0.01	0.35	(0.40)	(0.02)	0.00	(0.42)
10/22/2012 - 03/31/2013	10.00	0.14	1.12	1.26	(0.13)	0.00	0.00	(0.13)
Class C
04/01/2016 - 09/30/2016+	10.94	0.19	0.16	0.35	(0.12)	0.00	0.00	(0.12)
03/31/2016	11.15	0.28	(0.16)	0.12	(0.33)	0.00	0.00	(0.33)
03/31/2015	11.06	0.23	0.13	0.36	(0.27)	0.00	0.00	(0.27)
03/31/2014	11.13	0.26	0.00	0.26	(0.31)	(0.02)	0.00	(0.33)
10/22/2012 - 03/31/2013	10.00	0.09	1.13	1.22	(0.09)	0.00	0.00	(0.09)

PIMCO Total Return Fund II
Institutional Class
04/01/2016 - 09/30/2016+	$9.68	$0.13	$0.23	$0.36	$(0.13)	$0.00	$0.00	$(0.13)
03/31/2016	10.30	0.27	(0.22)	0.05	(0.27)	(0.40)	0.00	(0.67)
03/31/2015	10.29	0.19	0.25	0.44	(0.25)	(0.18)	0.00	(0.43)
03/31/2014	10.65	0.20	(0.31)	(0.11)	(0.20)	(0.05)	0.00	(0.25)
03/31/2013	10.70	0.25	0.41	0.66	(0.26)	(0.45)	0.00	(0.71)
03/31/2012	10.37	0.27	0.34	0.61	(0.28)	0.00	0.00	(0.28)
Class P
04/01/2016 - 09/30/2016+	9.68	0.13	0.23	0.36	(0.13)	0.00	0.00	(0.13)
03/31/2016	10.30	0.27	(0.23)	0.04	(0.26)	(0.40)	0.00	(0.66)
03/31/2015	10.29	0.18	0.25	0.43	(0.24)	(0.18)	0.00	(0.42)
03/31/2014	10.65	0.19	(0.31)	(0.12)	(0.19)	(0.05)	0.00	(0.24)
03/31/2013	10.70	0.23	0.42	0.65	(0.25)	(0.45)	0.00	(0.70)
03/31/2012	10.37	0.26	0.34	0.60	(0.27)	0.00	0.00	(0.27)

26	PIMCO BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.70	2.01%	$11,033	1.65	%*	1.65	%*	1.65	%*	1.65	%*	1.30	%*	804%
10.56	1.29	11,143	1.65		1.65		1.65		1.65		0.59		1,930
10.57	4.28	11,110	1.65		1.65		1.65		1.65		0.77		1,501
10.29	(0.92)	13,782	1.65		1.65		1.65		1.65		0.23		1,021
10.58	2.75	22,257	1.65		1.65		1.65		1.65		(0.15)		1,226
10.66	5.06	25,629	1.65		1.65		1.65		1.65		1.11		1,322

$11.17	3.79%	$1,867,690	0.71	%*	0.71	%*	0.60	%*	0.60	%*	4.36	%*	675%
10.94	2.24	1,400,621	0.69		0.69		0.60		0.60		3.60		1,146
11.15	4.47	1,183,060	0.61		0.61		0.60		0.60		3.15		1,133
11.06	3.59	1,104,355	0.61		0.61		0.60		0.60		3.58		736
11.13	12.79	328,002	0.62	*	0.67	*	0.60	*	0.65	*	2.97	*	427

11.17	3.72	244,579	0.81	*	0.81	*	0.70	*	0.70	*	4.58	*	675
10.94	2.12	542,161	0.79		0.79		0.70		0.70		3.71		1,146
11.15	4.36	90,964	0.71		0.71		0.70		0.70		3.05		1,133
11.06	3.49	11,550	0.71		0.71		0.70		0.70		3.05		736
11.13	12.74	11,097	0.72	*	0.77	*	0.70	*	0.75	*	3.01	*	427

11.17	3.58	78,113	1.11	*	1.11	*	1.00	*	1.00	*	4.03	*	675
10.94	1.83	69,778	1.09		1.09		1.00		1.00		3.29		1,146
11.15	4.05	35,899	1.01		1.01		1.00		1.00		2.74		1,133
11.06	3.18	34,083	1.01		1.01		1.00		1.00		2.88		736
11.13	12.59	42,136	1.02	*	1.07	*	1.00	*	1.05	*	2.38	*	427

11.17	3.58	50,435	1.11	*	1.11	*	1.00	*	1.00	*	3.99	*	675
10.94	1.83	52,249	1.09		1.09		1.00		1.00		3.28		1,146
11.15	4.05	19,566	1.01		1.01		1.00		1.00		2.78		1,133
11.06	3.18	19,063	1.01		1.01		1.00		1.00		3.11		736
11.13	12.57	4,653	1.02	*	1.07	*	1.00	*	1.05	*	2.79	*	427

11.17	3.19	25,208	1.86	*	1.86	*	1.75	*	1.75	*	3.30	*	675
10.94	1.07	23,035	1.84		1.84		1.75		1.75		2.54		1,146
11.15	3.28	9,313	1.76		1.76		1.75		1.75		2.03		1,133
11.06	2.40	4,922	1.76		1.76		1.75		1.75		2.33		736
11.13	12.23	2,007	1.77	*	1.82	*	1.75	*	1.80	*	1.82	*	427

$9.91	3.75%	$745,321	0.58	%*	0.58	%*	0.50	%*	0.50	%*	2.68	%*	273%
9.68	0.66	774,684	0.56		0.56		0.50		0.50		2.76		516
10.30	4.30	1,048,223	0.50		0.50		0.50		0.50		1.86		363
10.29	(1.05)	2,591,315	0.50		0.50		0.50		0.50		1.89		353
10.65	6.23	3,026,082	0.50		0.50		0.50		0.50		2.26		374
10.70	5.95	3,329,568	0.50		0.50		0.50		0.50		2.55		647

9.91	3.70	10,734	0.68	*	0.68	*	0.60	*	0.60	*	2.58	*	273
9.68	0.55	10,534	0.66		0.66		0.60		0.60		2.76		516
10.30	4.19	11,371	0.60		0.60		0.60		0.60		1.75		363
10.29	(1.15)	11,878	0.60		0.60		0.60		0.60		1.79		353
10.65	6.13	17,169	0.60		0.60		0.60		0.60		2.14		374
10.70	5.84	16,145	0.60		0.60		0.60		0.60		2.45		647

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	27

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Total Return Fund II (Cont.)
Administrative Class
04/01/2016 - 09/30/2016+	$9.68	$0.12	$0.23	$0.35	$(0.12)	$0.00	$0.00	$(0.12)
03/31/2016	10.30	0.25	(0.22)	0.03	(0.25)	(0.40)	0.00	(0.65)
03/31/2015	10.29	0.17	0.24	0.41	(0.22)	(0.18)	0.00	(0.40)
03/31/2014	10.65	0.17	(0.31)	(0.14)	(0.17)	(0.05)	0.00	(0.22)
03/31/2013	10.70	0.22	0.42	0.64	(0.24)	(0.45)	0.00	(0.69)
03/31/2012	10.37	0.24	0.34	0.58	(0.25)	0.00	0.00	(0.25)

PIMCO Total Return Fund III
Institutional Class
04/01/2016 - 09/30/2016+	$9.04	$0.14	$0.17	$0.31	$(0.13)	$0.00	$0.00	$(0.13)
03/31/2016	9.48	0.29	(0.30)	(0.01)	(0.27)	(0.14)	(0.02)	(0.43)
03/31/2015	9.46	0.19	0.34	0.53	(0.42)	(0.09)	0.00	(0.51)
03/31/2014	9.88	0.17	(0.29)	(0.12)	(0.19)	(0.11)	0.00	(0.30)
03/31/2013	9.76	0.23	0.47	0.70	(0.34)	(0.24)	0.00	(0.58)
03/31/2012	9.64	0.27	0.18	0.45	(0.33)	0.00	0.00	(0.33)
Class P
04/01/2016 - 09/30/2016+	9.04	0.14	0.16	0.30	(0.12)	0.00	0.00	(0.12)
03/31/2016	9.48	0.28	(0.30)	(0.02)	(0.26)	(0.14)	(0.02)	(0.42)
03/31/2015	9.46	0.18	0.33	0.51	(0.40)	(0.09)	0.00	(0.49)
03/31/2014	9.88	0.15	(0.28)	(0.13)	(0.18)	(0.11)	0.00	(0.29)
03/31/2013	9.76	0.22	0.47	0.69	(0.33)	(0.24)	0.00	(0.57)
03/31/2012	9.64	0.26	0.19	0.45	(0.33)	0.00	0.00	(0.33)
Administrative Class
04/01/2016 - 09/30/2016+	9.04	0.13	0.17	0.30	(0.12)	0.00	0.00	(0.12)
03/31/2016	9.48	0.27	(0.30)	(0.03)	(0.25)	(0.14)	(0.02)	(0.41)
03/31/2015	9.46	0.17	0.33	0.50	(0.39)	(0.09)	0.00	(0.48)
03/31/2014	9.88	0.14	(0.29)	(0.15)	(0.16)	(0.11)	0.00	(0.27)
03/31/2013	9.76	0.21	0.46	0.67	(0.31)	(0.24)	0.00	(0.55)
03/31/2012	9.64	0.24	0.19	0.43	(0.31)	0.00	0.00	(0.31)

PIMCO Unconstrained Bond Fund
Institutional Class
04/01/2016 - 09/30/2016+	$10.19	$0.32	$0.16	$0.48	$(0.12)	$0.00	$0.00	$(0.12)
03/31/2016	11.18	0.45	(0.79)	(0.34)	(0.61)	0.00	(0.04)	(0.65)
03/31/2015	11.17	0.23	0.00	0.23	(0.22)	0.00	0.00	(0.22)
03/31/2014	11.55	0.18	(0.42)	(0.24)	(0.09)	(0.04)	(0.01)	(0.14)
03/31/2013	11.04	0.30	0.57	0.87	(0.35)	(0.01)	0.00	(0.36)
03/31/2012	11.17	0.37	(0.23)	0.14	(0.27)	0.00	0.00	(0.27)
Class P
04/01/2016 - 09/30/2016+	10.19	0.33	0.15	0.48	(0.12)	0.00	0.00	(0.12)
03/31/2016	11.18	0.44	(0.79)	(0.35)	(0.60)	0.00	(0.04)	(0.64)
03/31/2015	11.17	0.22	0.00	0.22	(0.21)	0.00	0.00	(0.21)
03/31/2014	11.55	0.17	(0.42)	(0.25)	(0.08)	(0.04)	(0.01)	(0.13)
03/31/2013	11.04	0.29	0.57	0.86	(0.34)	(0.01)	0.00	(0.35)
03/31/2012	11.17	0.36	(0.23)	0.13	(0.26)	0.00	0.00	(0.26)
Administrative Class
04/01/2016 - 09/30/2016+	10.19	0.34	0.13	0.47	(0.11)	0.00	0.00	(0.11)
03/31/2016	11.18	0.43	(0.80)	(0.37)	(0.58)	0.00	(0.04)	(0.62)
03/31/2015	11.17	0.22	(0.01)	0.21	(0.20)	0.00	0.00	(0.20)
06/07/2013 - 03/31/2014	11.46	0.10	(0.30)	(0.20)	(0.04)	(0.04)	(0.01)	(0.09)
Class D
04/01/2016 - 09/30/2016+	10.19	0.30	0.16	0.46	(0.10)	0.00	0.00	(0.10)
03/31/2016	11.18	0.41	(0.79)	(0.38)	(0.57)	0.00	(0.04)	(0.61)
03/31/2015	11.17	0.17	0.02	0.19	(0.18)	0.00	0.00	(0.18)
03/31/2014	11.55	0.14	(0.43)	(0.29)	(0.04)	(0.04)	(0.01)	(0.09)
03/31/2013	11.04	0.27	0.56	0.83	(0.31)	(0.01)	0.00	(0.32)
03/31/2012	11.17	0.32	(0.22)	0.10	(0.23)	0.00	0.00	(0.23)

28	PIMCO BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.91	3.62%	$12,711	0.83	%*	0.83	%*	0.75	%*	0.75	%*	2.44	%*	273%
9.68	0.40	13,754	0.81		0.81		0.75		0.75		2.53		516
10.30	4.04	21,822	0.75		0.75		0.75		0.75		1.60		363
10.29	(1.30)	53,896	0.75		0.75		0.75		0.75		1.64		353
10.65	5.97	69,577	0.75		0.75		0.75		0.75		2.00		374
10.70	5.68	84,512	0.75		0.75		0.75		0.75		2.30		647

$9.22	3.42%	$1,010,399	0.56	%*	0.56	%*	0.50	%*	0.50	%*	3.12	%*	239%
9.04	(0.04)	950,316	0.55		0.55		0.50		0.50		3.22		454
9.48	5.68	1,142,618	0.51		0.51		0.50		0.50		2.00		291
9.46	(1.29)	2,989,171	0.50		0.50		0.50		0.50		1.73		316
9.88	7.19	3,853,810	0.50		0.50		0.50		0.50		2.34		376
9.76	4.81	3,582,497	0.50		0.50		0.50		0.50		2.78		522

9.22	3.36	47,378	0.66	*	0.66	*	0.60	*	0.60	*	3.03	*	239
9.04	(0.14)	50,953	0.65		0.65		0.60		0.60		3.10		454
9.48	5.56	51,653	0.61		0.61		0.60		0.60		1.92		291
9.46	(1.39)	113,883	0.60		0.60		0.60		0.60		1.61		316
9.88	7.08	111,523	0.60		0.60		0.60		0.60		2.20		376
9.76	4.71	66,045	0.60		0.60		0.60		0.60		2.68		522

9.22	3.28	49,702	0.81	*	0.81	*	0.75	*	0.75	*	2.89	*	239
9.04	(0.29)	57,746	0.80		0.80		0.75		0.75		3.00		454
9.48	5.40	90,842	0.76		0.76		0.75		0.75		1.76		291
9.46	(1.54)	113,748	0.75		0.75		0.75		0.75		1.47		316
9.88	6.93	119,239	0.75		0.75		0.75		0.75		2.09		376
9.76	4.55	101,645	0.75		0.75		0.75		0.75		2.53		522

$10.55	4.76%	$2,615,705	1.11	%*	1.11	%*	0.90	%*	0.90	%*	6.15	%*	141%
10.19	(3.09)	2,841,833	0.99		0.99		0.90		0.90		4.20		389
11.18	2.11	6,729,631	0.90		0.90		0.90		0.90		2.04		270
11.17	(2.08)	17,451,412	0.90		0.90		0.90		0.90		1.59		728
11.55	8.00	16,836,479	0.91		0.91		0.90		0.90		2.65		786
11.04	1.31	8,959,702	0.91		0.91		0.90		0.90		3.35		1,001

10.55	4.70	361,088	1.21	*	1.21	*	1.00	*	1.00	*	6.32	*	141
10.19	(3.19)	1,148,901	1.09		1.09		1.00		1.00		4.13		389
11.18	2.01	1,499,109	1.00		1.00		1.00		1.00		1.96		270
11.17	(2.18)	3,192,193	1.00		1.00		1.00		1.00		1.49		728
11.55	7.89	2,891,666	1.01		1.01		1.00		1.00		2.51		786
11.04	1.21	1,167,332	1.01		1.01		1.00		1.00		3.25		1,001

10.55	4.61	34	1.36	*	1.36	*	1.15	*	1.15	*	6.43	*	141
10.19	(3.34)	1,766	1.24		1.24		1.15		1.15		3.98		389
11.18	1.86	2,027	1.15		1.15		1.15		1.15		1.93		270
11.17	(1.71)	2,610	1.15	*	1.15	*	1.15	*	1.15	*	1.07	*	728

10.55	4.55	108,940	1.51	*	1.51	*	1.30	*	1.30	*	5.76	*	141
10.19	(3.48)	127,150	1.39		1.39		1.30		1.30		3.81		389
11.18	1.70	272,813	1.30		1.30		1.30		1.30		1.51		270
11.17	(2.47)	1,271,098	1.30		1.30		1.30		1.30		1.20		728
11.55	7.57	1,488,822	1.31		1.31		1.30		1.30		2.32		786
11.04	0.90	1,141,138	1.31		1.31		1.30		1.30		2.95		1,001

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	29

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Unconstrained Bond Fund (Cont.)
Class A
04/01/2016 - 09/30/2016+	$10.19	$0.30	$0.16	$0.46	$(0.10)	$0.00	$0.00	$(0.10)
03/31/2016	11.18	0.41	(0.79)	(0.38)	(0.57)	0.00	(0.04)	(0.61)
03/31/2015	11.17	0.19	0.00	0.19	(0.18)	0.00	0.00	(0.18)
03/31/2014	11.55	0.14	(0.43)	(0.29)	(0.04)	(0.04)	(0.01)	(0.09)
03/31/2013	11.04	0.27	0.56	0.83	(0.31)	(0.01)	0.00	(0.32)
03/31/2012	11.17	0.33	(0.23)	0.10	(0.23)	0.00	0.00	(0.23)
Class C
04/01/2016 - 09/30/2016+	10.20	0.26	0.15	0.41	(0.06)	0.00	0.00	(0.06)
03/31/2016	11.18	0.33	(0.79)	(0.46)	(0.48)	0.00	(0.04)	(0.52)
03/31/2015	11.14	0.11	0.00	0.11	(0.07)	0.00	0.00	(0.07)
03/31/2014	11.55	0.06	(0.43)	(0.37)	(0.00)^	(0.04)	(0.00)^	(0.04)
03/31/2013	11.04	0.20	0.55	0.75	(0.23)	(0.01)	0.00	(0.24)
03/31/2012	11.17	0.25	(0.23)	0.02	(0.15)	0.00	0.00	(0.15)
Class R
04/01/2016 - 09/30/2016+	10.19	0.29	0.16	0.45	(0.09)	0.00	0.00	(0.09)
03/31/2016	11.17	0.39	(0.79)	(0.40)	(0.54)	0.00	(0.04)	(0.58)
03/31/2015	11.18	0.17	(0.01)	0.16	(0.17)	0.00	0.00	(0.17)
03/31/2014	11.55	0.11	(0.43)	(0.32)	(0.01)	(0.04)	(0.00)	(0.05)
03/31/2013	11.04	0.24	0.56	0.80	(0.28)	(0.01)	0.00	(0.29)
03/31/2012	11.17	0.30	(0.23)	0.07	(0.20)	0.00	0.00	(0.20)

+	Unaudited
*	Annualized
^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(d) in the Notes to Financial Statements for more information.

(c)	Effective May 1, 2011, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.35%.

30	PIMCO BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.55	4.55%	$259,317	1.51	%*	1.51	%*	1.30	%*	1.30	%*	5.76	%*	141%
10.19	(3.48)	314,002	1.39		1.39		1.30		1.30		3.82		389
11.18	1.70	564,715	1.30		1.30		1.30		1.30		1.65		270
11.17	(2.47)	1,507,660	1.30		1.30		1.30		1.30		1.21		728
11.55	7.57	1,958,198	1.31		1.31		1.30		1.30		2.35		786
11.04	0.90	1,802,378	1.31		1.31		1.30		1.30		2.95		1,001

10.55	4.05	293,863	2.26	*	2.26	*	2.05	*	2.05	*	5.03	*	141
10.20	(4.15)	346,268	2.14		2.14		2.05		2.05		3.07		389
11.18	0.97	568,739	2.05		2.05		2.05		2.05		0.98		270
11.14	(3.18)	931,200	1.95		2.05		1.95		2.05		0.56		728
11.55	6.89	1,084,967	1.95		2.06		1.94		2.05		1.71		786
11.04	0.19	1,004,843	2.02		2.06		2.01		2.05		2.24		1,001

10.55	4.42	8,497	1.76	*	1.76	*	1.55	*	1.55	*	5.55	*	141
10.19	(3.64)	8,045	1.64		1.64		1.55		1.55		3.58		389
11.17	1.41	12,330	1.55		1.55		1.55		1.55		1.53		270
11.18	(2.73)	14,897	1.55		1.55		1.55		1.55		0.95		728
11.55	7.30	15,856	1.56		1.56		1.55		1.55		2.13		786
11.04	0.65	15,687	1.56		1.56		1.55		1.55		2.69		1,001

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	31

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Extended Duration Fund	PIMCO GNMA Fund	PIMCO Long Duration Total Return Fund	PIMCO Long-Term U.S. Government Fund

Assets:
Investments, at value
Investments in securities*	$785,357	$1,557,849	$3,847,845	$1,213,092
Investments in Affiliates	8,965	80,119	54,196	5,983
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,002	82	3,810	1,365
Over the counter	1,207	271	7,616	1,817
Cash	1	1	1	0
Deposits with counterparty	570	345	10,182	1,633
Foreign currency, at value	13	0	694	0
Receivable for investments sold	4,715	8,251	32,956	9,807
Receivable for investments sold on a delayed-delivery basis	0	0	3,945	0
Receivable for TBA investments sold	21,377	961,758	63,224	0
Receivable for Fund shares sold	139	640	12,550	1,182
Interest and/or dividends receivable	1,052	2,713	28,485	7,037
Dividends receivable from Affiliates	2	48	7	2
Total Assets	824,400	2,612,077	4,065,511	1,241,918

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$140,698	$10,188	$967,537	$318,719
Payable for sale-buyback transactions	37,236	0	48,961	42,485
Payable for short sales	0	342,036	5,735	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	45	12	1,925	73
Over the counter	1,795	149	10,326	1,997
Payable for investments purchased	913	14,501	52,503	1,362
Payable for investments in Affiliates purchased	2	48	7	2
Payable for investments purchased on a delayed-delivery basis	0	0	0	0
Payable for TBA investments purchased	55,552	1,408,388	167,067	0
Deposits from counterparty	870	1,005	2,442	0
Payable for Fund shares redeemed	8,625	18,027	11,326	12,516
Distributions payable	41	88	133	144
Accrued investment advisory fees	124	184	644	174
Accrued supervisory and administrative fees	127	242	646	219
Accrued distribution fees	0	79	2	34
Accrued servicing fees	0	68	0	39
Other liabilities	2	15	14	3
Total Liabilities	246,030	1,795,030	1,269,268	377,767

Net Assets	$578,370	$817,047	$2,796,243	$864,151

Net Assets Consist of:
Paid in capital	$478,730	$847,679	$2,328,697	$881,821
Undistributed (overdistributed) net investment income	(252)	(4,297)	2,643	14,854
Accumulated undistributed net realized gain (loss)	24,175	(24,370)	127,178	(112,943)
Net unrealized appreciation (depreciation)	75,717	(1,965)	337,725	80,419

Net Assets	$578,370	$817,047	$2,796,243	$864,151

Cost of investments in securities	$709,741	$1,557,466	$3,499,663	$1,133,574
Cost of investments in Affiliates	$8,965	$80,121	$54,196	$5,983
Cost of foreign currency held	$14	$0	$689	$0
Proceeds received on short sales	$0	$341,341	$5,723	$0
Cost or premiums of financial derivative instruments, net	$(122)	$130	$(1,375)	$(366)

* Includes repurchase agreements of:	$299	$6,908	$10,472	$2,920

†	A zero balance may reflect actual amounts rounding to less than one thousand.

32	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

PIMCO Moderate Duration Fund	PIMCO Mortgage- Backed Securities Fund	PIMCO Mortgage Opportunities Fund	PIMCO Total Return Fund II	PIMCO Total Return Fund III	PIMCO Unconstrained Bond Fund

$1,904,120	$368,112	$3,679,987	$1,158,555	$1,751,066	$6,022,056
134	10,446	349,306	60,205	190	198

4,088	105	1,970	2,269	3,070	14,560
12,896	74	6,380	412	4,238	193,483
1	1	0	1	27	1,458
5,102	798	1,414	5,971	3,032	16,431
1,368	0	1,125	0	812	6,552
63	58,996	32,618	727	45	106,142
0	0	0	0	0	0
154,041	139,745	1,546,015	183,234	330,785	479,807
1,136	396	2,254	480	102	2,549
10,061	751	9,505	4,725	9,094	37,263
1	8	313	42	1	3
2,093,011	579,432	5,630,887	1,416,621	2,102,462	6,880,502

$132,113	$0	$56,442	$134,055	$178,071	$1,623,571
52,399	0	550,554	0	54,644	165,869
0	36,093	500,289	4,588	0	4,053

2,378	0	197	827	929	5,573
14,401	20	17,548	2,462	5,363	29,232
19,810	3,655	11,059	1,900	3,856	1,033
1	8	313	42	1	3
2,875	0	0	0	0	0
335,742	332,196	2,184,662	501,097	746,093	1,203,172
7,596	130	9,560	610	5,017	179,965
1,727	709	31,731	1,831	376	15,410
168	14	1,205	104	129	1,679
334	45	698	166	242	2,010
281	56	539	167	246	1,125
2	15	33	3	11	221
0	9	16	0	0	124
5	1	16	3	5	18
569,832	372,951	3,364,862	647,855	994,983	3,233,058

$1,523,179	$206,481	$2,266,025	$768,766	$1,107,479	$3,647,444

$1,544,248	$211,711	$2,236,207	$741,142	$1,099,274	$4,031,212
(11,080)	191	25,595	4,363	(23,619)	(485,752)
(11,791)	(9,362)	(25,807)	5,354	22,612	(182,407)
1,802	3,941	30,030	17,907	9,212	284,391

$1,523,179	$206,481	$2,266,025	$768,766	$1,107,479	$3,647,444

$1,862,747	$363,667	$3,634,548	$1,111,734	$1,697,504	$5,778,887
$134	$10,446	$349,304	$60,207	$190	$198
$1,383	$0	$1,102	$0	$809	$6,555
$0	$35,962	$498,930	$4,578	$0	$4,036
$(4,222)	$(30)	$(14,270)	$(4,264)	$(3,822)	$(1,208)

$1,165	$9,708	$939	$2,645	$239	$0

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	33

Statements of Assets and Liabilities (Cont.)

(Amounts in thousands†, except per share amounts)	PIMCO Extended Duration Fund	PIMCO GNMA Fund	PIMCO Long Duration Total Return Fund	PIMCO Long-Term U.S. Government Fund

Net Assets:
Institutional Class	$541,315	$362,589	$2,773,684	$556,498
Class P	37,055	71,131	12,319	92,068
Administrative Class	NA	NA	NA	28,715
Class D	NA	91,878	10,240	16,403
Class A	NA	203,683	NA	136,497
Class C	NA	87,766	NA	33,970
Class R	NA	NA	NA	NA

Shares Issued and Outstanding:
Institutional Class	57,445	31,750	229,584	82,004
Class P	3,932	6,229	1,020	13,567
Administrative Class	NA	NA	NA	4,231
Class D	NA	8,046	848	2,417
Class A	NA	17,836	NA	20,113
Class C	NA	7,686	NA	5,006
Class R	NA	NA	NA	NA

Net Asset Value Per Share Outstanding:
Institutional Class	$9.42	$11.42	$12.08	$6.79
Class P	9.42	11.42	12.08	6.79
Administrative Class	NA	NA	NA	6.79
Class D	NA	11.42	12.08	6.79
Class A	NA	11.42	NA	6.79
Class C	NA	11.42	NA	6.79
Class R	NA	NA	NA	NA

34	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

PIMCO Moderate Duration Fund	PIMCO Mortgage- Backed Securities Fund	PIMCO Mortgage Opportunities Fund	PIMCO Total Return Fund II	PIMCO Total Return Fund III	PIMCO Unconstrained Bond Fund

$1,506,262	$118,532	$1,867,690	$745,321	$1,010,399	$2,615,705
7,012	7,805	244,579	10,734	47,378	361,088
9,905	3,993	NA	12,711	49,702	34
NA	35,490	78,113	NA	NA	108,940
NA	29,628	50,435	NA	NA	259,317
NA	11,033	25,208	NA	NA	293,863
NA	NA	NA	NA	NA	8,497

147,054	11,076	167,275	75,237	109,613	247,857
685	729	21,905	1,084	5,140	34,216
967	373	NA	1,283	5,392	3
NA	3,316	6,996	NA	NA	10,323
NA	2,768	4,517	NA	NA	24,572
NA	1,031	2,258	NA	NA	27,845
NA	NA	NA	NA	NA	805

$10.24	$10.70	$11.17	$9.91	$9.22	$10.55
10.24	10.70	11.17	9.91	9.22	10.55
10.24	10.70	NA	9.91	9.22	10.55
NA	10.70	11.17	NA	NA	10.55
NA	10.70	11.17	NA	NA	10.55
NA	10.70	11.17	NA	NA	10.55
NA	NA	NA	NA	NA	10.55

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	35

Statements of Operations

Six Months Ended September 30, 2016 (Unaudited)
(Amounts in thousands†)	PIMCO Extended Duration Fund	PIMCO GNMA Fund	PIMCO Long Duration Total Return Fund	PIMCO Long-Term U.S. Government Fund

Investment Income:
Interest, net of foreign taxes*	$8,475	$9,266	$73,751	$14,347
Dividends	0	0	728	0
Dividends from Investments in Affiliates	5	270	16	8
Total Income	8,480	9,536	74,495	14,355

Expenses:
Investment advisory fees	698	1,078	3,872	993
Supervisory and administrative fees	722	1,434	3,880	1,255
Distribution and/or servicing fees - Administrative Class	0	0	0	38
Distribution and/or servicing fees - Class D	0	122	4	18
Distribution fees - Class C	0	346	0	135
Distribution fees - Class R	0	0	0	0
Servicing fees - Class A	0	286	0	191
Servicing fees - Class C	0	115	0	45
Servicing fees - Class R	0	0	0	0
Trustee fees	2	3	12	3
Interest expense	313	22	1,913	554
Miscellaneous expense	0	12	0	0
Total Expenses	1,735	3,418	9,681	3,232

Net Investment Income	6,745	6,118	64,814	11,123

Net Realized Gain (Loss):
Investments in securities	22,903	9,205	92,496	15,320
Investments in Affiliates	0	45	4	5
Exchange-traded or centrally cleared financial derivative instruments	(652)	(1,717)	(2,479)	(1,426)
Over the counter financial derivative instruments	282	(708)	(491)	(473)
Short sales	0	(74)	0	0
Foreign currency	(4)	51	(55)	1

Net Realized Gain (Loss)	22,529	6,802	89,475	13,427

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	29,869	(1,749)	124,745	41,758
Investments in Affiliates	0	(26)	0	0
Exchange-traded or centrally cleared financial derivative instruments	739	1,061	(2,779)	1,311
Over the counter financial derivative instruments	(759)	980	(2,211)	(60)
Short sales	0	1,270	0	0
Foreign currency assets and liabilities	0	0	12	0

Net Change in Unrealized Appreciation (Depreciation)	29,849	1,536	119,767	43,009

Net Increase in Net Assets Resulting from Operations	$59,123	$14,456	$274,056	$67,559

* Foreign tax withholdings	$0	$0	$2	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

36	PIMCO BOND FUNDS	See Accompanying Notes

PIMCO Moderate Duration Fund	PIMCO Mortgage- Backed Securities Fund	PIMCO Mortgage Opportunities Fund	PIMCO Total Return Fund II	PIMCO Total Return Fund III	PIMCO Unconstrained Bond Fund

$24,162	$3,038	$53,781	$12,682	$19,891	$161,944
200	0	1,305	200	545	262
44	63	953	49	12	92
24,406	3,101	56,039	12,931	20,448	162,298

1,908	263	3,813	990	1,388	13,316
1,606	326	3,057	996	1,413	7,685
12	5	0	17	68	1
0	47	90	0	0	148
0	42	92	0	0	1,207
0	0	0	0	0	11
0	38	63	0	0	358
0	14	31	0	0	402
0	0	0	0	0	10
6	1	8	3	4	18
153	1	1,190	320	334	4,577
0	0	8	0	0	0
3,685	737	8,352	2,326	3,207	27,733

20,721	2,364	47,687	10,605	17,241	134,565

2,110	2,673	18,976	11,702	7,332	116,833
11	12	90	0	0	6
(2,518)	(365)	(9,764)	(1,458)	(3,696)	(140,535)
10,591	76	(12,685)	703	21,446	434,918
0	(59)	111	0	0	0
(2,196)	4	(44)	0	(1,788)	(5,113)

7,998	2,341	(3,316)	10,947	23,294	406,109

23,858	148	6,192	13,342	24,351	(54,950)
(5)	(7)	(11)	(5)	0	(18)
(12,684)	(124)	1,710	(6,991)	(11,219)	99,731
(6,807)	76	24,332	692	(17,404)	(385,385)
0	293	1,367	0	0	0
47	0	6	0	129	706

4,409	386	33,596	7,038	(4,143)	(339,916)

$33,128	$5,091	$77,967	$28,590	$36,392	$200,758

$0	$0	$0	$0	$0	$0

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	37

Statements of Changes in Net Assets

	PIMCO Extended Duration Fund		PIMCO GNMA Fund		PIMCO Long Duration Total Return Fund

(Amounts in thousands†)	Six Months Ended September 30, 2016 (Unaudited)	Year Ended March 31, 2016	Six Months Ended September 30, 2016 (Unaudited)	Year Ended March 31, 2016	Six Months Ended September 30, 2016 (Unaudited)	Year Ended March 31, 2016

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$6,745	$9,827	$6,118	$10,870	$64,814	$164,652
Net realized gain (loss)	22,529	28,408	6,802	8,555	89,475	99,877
Net change in unrealized appreciation (depreciation)	29,849	(36,159)	1,536	(4,783)	119,767	(356,631)

Net Increase (Decrease) in Net Assets Resulting from Operations	59,123	2,076	14,456	14,642	274,056	(92,102)

Distributions to Shareholders:
From net investment income
Institutional Class	(6,066)	(10,444)	(4,886)	(7,573)	(61,205)	(196,785)
Class P	(559)	(1,101)	(1,094)	(1,577)	(230)	(833)
Administrative Class	0	0	0	0	0	0
Class D	0	0	(1,124)	(1,981)	(61)	(268)
Class A	0	0	(2,652)	(4,579)	0	0
Class C	0	0	(723)	(1,158)	0	0
From net realized capital gains
Institutional Class	0	(6,021)	0	0	0	(91,572)
Class P	0	(702)	0	0	0	(360)
Administrative Class	0	0	0	0	0	0
Class D	0	0	0	0	0	(149)
Class A	0	0	0	0	0	0
Class C	0	0	0	0	0	0
Tax basis return of capital
Institutional Class	0	0	0	(384)	0	0
Class P	0	0	0	(83)	0	0
Administrative Class	0	0	0	0	0	0
Class D	0	0	0	(121)	0	0
Class A	0	0	0	(283)	0	0
Class C	0	0	0	(117)	0	0

Total Distributions(a)	(6,625)	(18,268)	(10,479)	(17,856)	(61,496)	(289,967)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	64,979	56,371	(50,700)	12,001	(377,697)	(1,062,183)

Total Increase (Decrease) in Net Assets	117,477	40,179	(46,723)	8,787	(165,137)	(1,444,252)

Net Assets:
Beginning of period	460,893	420,714	863,770	854,983	2,961,380	4,405,632
End of period*	$578,370	$460,893	$817,047	$863,770	$2,796,243	$2,961,380

* Including undistributed (overdistributed) net investment income of:	$(252)	$(372)	$(4,297)	$64	$2,643	$(675)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(d) in the Notes to Financial Statements for more information.

**	See Note 12 in the Notes to Financial Statements.

38	PIMCO BOND FUNDS	See Accompanying Notes

PIMCO Long-Term U.S. Government Fund		PIMCO Moderate Duration Fund		PIMCO Mortgage-Backed Securities Fund		PIMCO Mortgage Opportunities Fund

Six Months Ended September 30, 2016 (Unaudited)	Year Ended March 31, 2016	Six Months Ended September 30, 2016 (Unaudited)	Year Ended March 31, 2016	Six Months Ended September 30, 2016 (Unaudited)	Year Ended March 31, 2016	Six Months Ended September 30, 2016 (Unaudited)	Year Ended March 31, 2016

$11,123	$21,166	$20,721	$41,192	$2,364	$3,188	$47,687	$61,411
13,427	29,731	7,998	10,752	2,341	2,687	(3,316)	10,607
43,009	(42,660)	4,409	(45,860)	386	(1,104)	33,596	(35,690)

67,559	8,237	33,128	6,084	5,091	4,771	77,967	36,328

(7,079)	(10,383)	(16,381)	(42,416)	(1,459)	(2,754)	(25,743)	(52,135)
(1,136)	(2,148)	(72)	(169)	(105)	(200)	(6,928)	(16,243)
(350)	(1,044)	(94)	(89)	(46)	(204)	0	0
(156)	(155)	0	0	(389)	(941)	(1,027)	(2,149)
(1,698)	(4,336)	0	0	(314)	(603)	(716)	(1,251)
(262)	(503)	0	0	(75)	(146)	(256)	(523)

0	(100,917)	0	(25,798)	0	0	0	0
0	(33,737)	0	(119)	0	0	0	0
0	(11,304)	0	(154)	0	0	0	0
0	(428)	0	0	0	0	0	0
0	(53,713)	0	0	0	0	0	0
0	(10,772)	0	0	0	0	0	0

0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0

(10,681)	(229,440)	(16,547)	(68,745)	(2,388)	(4,848)	(34,670)	(72,301)

190,216	147,928	26,764	(172,780)	(12,472)	14,024	134,884	785,015

247,094	(73,275)	43,345	(235,441)	(9,769)	13,947	178,181	749,042

617,057	690,332	1,479,834	1,715,275	216,250	202,303	2,087,844	1,338,802
$864,151	$617,057	$1,523,179	$1,479,834	$206,481	$216,250	$2,266,025	$2,087,844

$14,854	$14,412	$(11,080)	$(15,254)	$191	$215	$25,595	$12,578

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	39

Statements of Changes in Net Assets (Cont.)

	PIMCO Total Return Fund II		PIMCO Total Return Fund III		PIMCO Unconstrained Bond Fund

(Amounts in thousands†)	Six Months Ended September 30, 2016 (Unaudited)	Year Ended March 31, 2016	Six Months Ended September 30, 2016 (Unaudited)	Year Ended March 31, 2016	Six Months Ended September 30, 2016 (Unaudited)	Year Ended March 31, 2016

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$10,605	$25,039	$17,241	$35,771	$134,565	$294,587
Net realized gain (loss)	10,947	(868)	23,294	15,983	406,109	(435,976)
Net change in unrealized appreciation (depreciation)	7,038	(22,304)	(4,143)	(55,395)	(339,916)	(104,000)

Net Increase (Decrease) in Net Assets Resulting from Operations	28,590	1,867	36,392	(3,641)	200,758	(245,389)

Distributions to Shareholders:
From net investment income
Institutional Class	(10,184)	(24,616)	(13,788)	(30,572)	(32,049)	(238,898)
Class P	(136)	(195)	(672)	(1,363)	(10,824)	(75,737)
Administrative Class	(161)	(426)	(684)	(1,844)	(13)	(103)
Class D	0	0	0	0	(1,143)	(9,702)
Class A	0	0	0	0	(2,784)	(21,118)
Class C	0	0	0	0	(1,918)	(19,060)
Class R	0	0	0	0	(71)	(541)
From net realized capital gains
Institutional Class	0	(33,088)	0	(14,563)	0	0
Class P	0	(177)	0	(670)	0	0
Administrative Class	0	(546)	0	(929)	0	0
Class D	0	0	0	0	0	0
Class A	0	0	0	0	0	0
Tax basis return of capital
Institutional Class	0	0	0	(1,716)	0	(17,898)
Class P	0	0	0	(80)	0	(5,202)
Administrative Class	0	0	0	(112)	0	(7)
Class D	0	0	0	0	0	(774)
Class A	0	0	0	0	0	(1,649)
Class C	0	0	0	0	0	(1,739)
Class R	0	0	0	0	0	(40)

Total Distributions(a)	(10,481)	(59,048)	(15,144)	(51,849)	(48,802)	(392,468)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	(48,315)	(225,263)	27,216	(170,608)	(1,292,477)	(4,223,542)

Total Increase (Decrease) in Net Assets	(30,206)	(282,444)	48,464	(226,098)	(1,140,521)	(4,861,399)

Net Assets:
Beginning of period	798,972	1,081,416	1,059,015	1,285,113	4,787,965	9,649,364
End of period*	$768,766	$798,972	$1,107,479	$1,059,015	$3,647,444	$4,787,965

* Including undistributed (overdistributed) net investment income of:	$4,363	$4,239	$(23,619)	$(25,716)	$(485,752)	$(571,515)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(d) in the Notes to Financial Statements for more information.

**	See Note 12 in the Notes to Financial Statements.

40	PIMCO BOND FUNDS	See Accompanying Notes

Statements of Cash Flows

Six Months Ended September 30, 2016 (Unaudited)
(Amounts in thousands†)	PIMCO Extended Duration Fund	PIMCO Long Duration Total Return Fund	PIMCO Long-Term U.S. Government Fund	PIMCO Unconstrained Bond Fund

Cash Flows Provided by (Used for) Operating Activities:

Net increase in net assets resulting from operations	$59,123	$274,056	$67,559	$200,758

Adjustments to Reconcile Net Increase in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:
Purchases of long-term securities	(578,539)	(2,171,418)	(870,616)	(8,857,999)
Proceeds from sales of long-term securities	367,035	1,980,392	402,379	9,482,512
Purchases from sales of short-term portfolio investments, net	(6,015)	(65,090)	(5,765)	(1,444)
(Increase) decrease in deposits with counterparty	511	(6,076)	224	(6,964)
(Increase) decrease in receivable for investments sold	(26,063)	72,974	(9,004)	434,358
(Increase) decrease in interest and/or dividends receivable	(405)	727	(3,489)	5,066
(Increase) decrease in dividends receivable from Affiliates	(1)	4	10	79
Payments on exchange-traded or centrally cleared financial derivative instruments	(989)	(7,279)	(1,320)	(58,072)
Proceeds from (Payments on) over the counter financial derivative instruments	410	559	(317)	438,070
Decrease in other assets	0	0	4	0
Increase in payable for investments purchased	56,438	219,270	1,314	163,409
Increase (decrease) in deposits from counterparty	870	(4,129)	(757)	(394,065)
Increase (decrease) in accrued investment advisory fees	26	13	56	(528)
Increase (decrease) in accrued supervisory and administrative fees	23	14	62	(345)
Increase (decrease) in accrued distribution fees	0	2	6	(32)
(Decrease) in accrued servicing fees	0	0	(3)	(20)
Payments on short sales transactions, net	0	(14,339)	0	(101,025)
Proceeds from (Payments on) foreign currency transactions	(4)	(43)	1	(4,418)
Increase (decrease) in other liabilities	1	8	2	(20)
Net Realized (Gain) Loss
Investments in securities	(22,903)	(92,496)	(15,320)	(116,833)
Investments in Affiliates	0	(4)	(5)	(6)
Exchange-traded or centrally cleared financial derivative instruments	652	2,479	1,426	140,535
Over the counter financial derivative instruments	(282)	491	473	(434,918)
Foreign currency	4	55	(1)	5,113
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(29,869)	(124,745)	(41,758)	54,950
Investments in Affiliates	0	0	0	18
Exchange-traded or centrally cleared financial derivative instruments	(739)	2,779	(1,311)	(99,731)
Over the counter financial derivative instruments	759	2,211	60	385,385
Foreign currency assets and liabilities	0	(12)	0	(706)
Net amortization (accretion) on investments	(6,552)	(5,638)	(406)	(6,294)

Net Cash Provided by (Used for) Operating Activities	(186,509)	64,765	(476,496)	1,226,833

Cash Flows Received from (Used for) Financing Activities:
Proceeds from shares sold	261,499	391,474	617,798	1,161,403
Payments on shares redeemed	(194,060)	(859,640)	(426,159)	(2,498,608)
Cash distributions paid*	(240)	(1,356)	(861)	(12,655)
Proceeds from reverse repurchase agreements	991,860	3,612,275	1,728,923	5,596,367
Payments on reverse repurchase agreements	(909,805)	(3,238,955)	(1,483,032)	(5,634,198)
Proceeds from sale-buyback transactions	432,492	1,468,028	516,557	2,007,857
Payments on sale-buyback transactions	(395,256)	(1,436,336)	(476,731)	(1,841,988)

Net Cash Received from (Used for) Financing Activities	186,490	(64,510)	476,495	(1,221,822)

Net Increase (Decrease) in Cash and Foreign Currency	(19)	255	(1)	5,011

Cash and Foreign Currency:
Beginning of period	33	440	1	2,999
End of period	$14	$695	$0	$8,010

* Reinvestment of distributions	$6,381	$60,164	$9,811	$36,577

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during period	$236	$1,264	$327	$4,959

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	41

Schedule of Investments PIMCO Extended Duration Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 135.8%

CORPORATE BONDS & NOTES 1.6%

BANKING & FINANCE 0.3%
Dexia Credit Local S.A.
1.875% due 09/15/2021	$1,600	$1,599

INDUSTRIALS 0.4%
Georgia-Pacific LLC
7.750% due 11/15/2029	30	43
United Airlines Pass-Through Trust
2.875% due 04/07/2030	1,100	1,109
3.100% due 04/07/2030	1,100	1,113

		2,265

UTILITIES 0.9%
Consolidated Edison Co. of New York, Inc.
3.850% due 06/15/2046	3,200	3,370
Petrobras Global Finance BV
7.875% due 03/15/2019	860	933
8.375% due 05/23/2021	1,100	1,208

		5,511

Total Corporate Bonds & Notes (Cost $9,036)		9,375

MUNICIPAL BONDS & NOTES 0.0%

WEST VIRGINIA 0.0%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	95	91

Total Municipal Bonds & Notes (Cost $91)		91

U.S. GOVERNMENT AGENCIES 11.6%
Fannie Mae
0.000% due 11/15/2030 (a)	400	278
3.000% due 07/25/2043	1,605	1,596
3.700% due 09/01/2034	2,132	2,391
3.765% due 12/01/2025	2,000	2,252
3.950% due 12/01/2045	600	666
4.000% due 02/25/2019	14	14
5.000% due 08/25/2033	58	68
5.500% due 04/25/2033 - 08/25/2035	85	96
6.000% due 12/25/2034	203	266
Fannie Mae, TBA
3.500% due 11/01/2046	5,000	5,271
4.000% due 10/01/2046 - 11/01/2046	27,000	28,982
Freddie Mac
0.000% due 03/15/2028 - 07/15/2032 (a)	21,309	15,123
3.000% due 04/15/2053	1,703	1,643
5.500% due 02/15/2024	60	68
6.000% due 06/15/2035	327	410
Ginnie Mae
5.500% due 10/20/2037	163	207
Israel Government AID Bond
5.500% due 09/18/2023	600	752
NCUA Guaranteed Notes
0.889% due 11/06/2017	443	443
Residual Funding Corp. STRIPS
0.000% due 04/15/2030 (a)	4,100	2,951
Resolution Funding Corp. STRIPS
0.000% due 04/15/2028 - 04/15/2029 (a)	3,191	2,389

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Small Business Administration
5.290% due 12/01/2027	$169	$185
Tennessee Valley Authority
4.625% due 09/15/2060	1,000	1,276

Total U.S. Government Agencies (Cost $63,319)		67,327

U.S. TREASURY OBLIGATIONS 119.1%
U.S. Treasury Bonds
2.500% due 02/15/2045 (d)	12,300	12,754
2.875% due 08/15/2045 (d)	3,340	3,732
3.000% due 11/15/2044 (d)	2,700	3,089
3.125% due 02/15/2043 (d)	40,100	46,870
3.625% due 08/15/2043	6,300	8,045
4.375% due 05/15/2041	100	141
4.750% due 02/15/2041 (d)	24,500	36,237
6.125% due 11/15/2027 (d)	10,200	14,823
U.S. Treasury Inflation Protected Securities (b)
0.375% due 07/15/2023 (d)	11,044	11,464
0.625% due 01/15/2026	2,026	2,134
0.750% due 02/15/2045	1,840	1,909
1.375% due 02/15/2044	2,478	2,959
2.500% due 01/15/2029	1,188	1,513
U.S. Treasury Notes
1.250% due 07/31/2023	3,000	2,970
1.375% due 01/31/2021 (f)	1,400	1,415
1.750% due 01/31/2023 (d)	4,250	4,352
2.000% due 10/31/2021 (d)	10,300	10,704
2.000% due 02/15/2025 (f)(h)	2,100	2,176
2.250% due 07/31/2021 (d)(h)	7,500	7,879
2.250% due 11/15/2024 (d)(f)	2,000	2,113
U.S. Treasury STRIPS (a)
0.000% due 11/15/2028	17,500	14,147
0.000% due 05/15/2033	14,200	9,993
0.000% due 05/15/2034	2,600	1,774
0.000% due 05/15/2036	52,000	33,511
0.000% due 11/15/2039	23,950	14,113
0.000% due 05/15/2040	11,000	6,379
0.000% due 08/15/2040	4,650	2,677
0.000% due 02/15/2041 (f)	3,600	2,044
0.000% due 02/15/2042	9,500	5,240
0.000% due 08/15/2042 (d)	162,600	88,360
0.000% due 11/15/2042	94,300	50,820
0.000% due 02/15/2043	13,200	7,072
0.000% due 05/15/2043	113,700	60,320
0.000% due 08/15/2043	27,600	14,687
0.000% due 11/15/2043 (d)	177,100	94,070
0.000% due 02/15/2044	3,000	1,546
0.000% due 05/15/2044	88,500	45,854
0.000% due 11/15/2044	115,500	58,849

Total U.S. Treasury Obligations (Cost $618,408)		688,735

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.4%
1166 Avenue of the Americas Commercial Mortgage Trust
5.690% due 10/13/2037	3,000	3,677
Barclays Commercial Mortgage Securities Trust
4.197% due 08/10/2035	800	909
5.122% due 08/10/2035	600	641
Core Industrial Trust
3.494% due 02/10/2037	1,100	1,125
Countrywide Home Loan Mortgage Pass-Through Trust
3.026% due 09/25/2047 ^	412	368
Credit Suisse Commercial Mortgage Trust
4.373% due 09/15/2037	1,700	1,660
Credit Suisse First Boston Mortgage Securities Corp.
2.678% due 07/25/2033	1	1

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GS Mortgage Securities Trust
3.601% due 10/10/2049	$1,800	$1,874
3.932% due 10/10/2035	800	840
Hudson’s Bay Simon JV Trust
5.629% due 08/05/2034	1,000	1,027
JPMorgan Mortgage Trust
2.947% due 07/25/2035	156	156
Morgan Stanley Bank of America Merrill Lynch Trust
2.729% due 09/15/2049	600	617
WaMu Mortgage Pass-Through Certificates Trust
1.237% due 01/25/2047	3	3
2.193% due 10/25/2046	9	8
Wells Fargo Commercial Mortgage Trust
4.393% due 11/15/2043	1,100	1,202

Total Non-Agency Mortgage-Backed Securities (Cost $13,327)		14,108

ASSET-BACKED SECURITIES 0.1%
Bear Stearns Asset-Backed Securities Trust
3.024% due 07/25/2036	5	5
Sunset Mortgage Loan Co. LLC
4.459% due 09/18/2045	433	433

Total Asset-Backed Securities (Cost $349)		438

SOVEREIGN ISSUES 0.9%
Brazil Government International Bond
5.625% due 02/21/2047	2,300	2,266
Development Bank of Japan, Inc.
1.625% due 09/01/2021	1,500	1,498
Export-Import Bank of India
3.375% due 08/05/2026	1,200	1,220

Total Sovereign Issues (Cost $4,912)		4,984

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (c) 0.1%
		299

Total Short-Term Instruments (Cost $299)		299

Total Investments in Securities (Cost $709,741)		785,357

	SHARES
INVESTMENTS IN AFFILIATES 1.5%

SHORT-TERM INSTRUMENTS 1.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.5%
PIMCO Short-Term Floating NAV Portfolio III	906,854	8,965

Total Short-Term Instruments (Cost $8,965)		8,965

Total Investments in Affiliates (Cost $8,965)		8,965

Total Investments 137.3% (Cost $718,706)		$794,322

Financial Derivative Instruments (e)(g) 0.1% (Cost or Premiums, net $(122))		369

Other Assets and Liabilities, net (37.4)%		(216,321)

Net Assets 100.0%		$578,370

42	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Zero coupon security.
(b)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	09/30/2016	10/03/2016	$299	U.S. Treasury Notes 2.125% due 08/15/2021 (2)	$(310)	$299	$299

Total Repurchase Agreements						$(310)	$299	$299

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (3)	Borrowing Date	Maturity Date	Amount Borrowed (3)	Payable for Reverse Repurchase Agreements
BOS	0.720%	09/08/2016	10/11/2016	$(5,850)	$(5,853)
	0.780	09/14/2016	10/14/2016	(8,749)	(8,753)
	0.900	09/16/2016	10/07/2016	(3,292)	(3,293)
BPS	0.730	09/27/2016	12/22/2016	(4,465)	(4,466)
BSN	0.600	08/03/2016	10/05/2016	(21,108)	(21,130)
GRE	0.610	07/13/2016	10/13/2016	(13,907)	(13,926)
	0.610	07/15/2016	10/17/2016	(5,820)	(5,828)
	0.610	07/22/2016	10/21/2016	(3,104)	(3,108)
	0.640	08/16/2016	10/17/2016	(14,736)	(14,749)
	0.650	08/16/2016	10/17/2016	(38,248)	(38,281)
	0.680	09/08/2016	10/11/2016	(9,218)	(9,222)
	0.800	09/28/2016	10/28/2016	(708)	(708)
	0.800	09/29/2016	10/28/2016	(747)	(747)
	0.850	09/30/2016	10/28/2016	(8,760)	(8,760)
	0.950	09/27/2016	10/04/2016	(1,874)	(1,874)

Total Reverse Repurchase Agreements					$(140,698)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate (3)	Borrowing Date	Maturity Date	Amount Borrowed (3)	Payable for Sale-Buyback Transactions (4)
GSC	0.800%	09/13/2016	10/13/2016	$(5,791)	$(5,793)
	0.950	09/19/2016	10/19/2016	(20,945)	(20,953)
	0.950	09/20/2016	10/20/2016	(4,357)	(4,358)
	1.040	09/22/2016	10/17/2016	(2,301)	(2,301)
	1.500	09/28/2016	10/05/2016	(746)	(747)
TDM	0.600	07/20/2016	10/20/2016	(102)	(102)
	0.650	09/02/2016	10/06/2016	(2,980)	(2,982)

Total Sale-Buyback Transactions					$(37,236)

(3)	The average amount of borrowings outstanding during the period ended September 30, 2016 was $(104,808) at a weighted average interest rate of 0.572%.
(4)	Payable for sale-buyback transactions includes $(13) of deferred price drop.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	43

Schedule of Investments PIMCO Extended Duration Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2016:

(d)	Securities with an aggregate market value of $177,441 have been pledged as collateral under the terms of the following master agreements as of September 30, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure (5)
Global/Master Repurchase Agreement
BOS	$0	$(17,899)	$0	$(17,899)	$17,946	$47
BPS	0	(4,466)	0	(4,466)	4,442	(24)
BSN	0	(21,130)	0	(21,130)	20,812	(318)
GRE	0	(97,203)	0	(97,203)	96,193	(1,010)
SGY	0	0	0	0	(352)	(352)
SSB	299	0	0	299	(310)	(11)

Master Securities Forward Transaction Agreement
GSC	0	0	(34,152)	(34,152)	33,791	(361)
TDM	0	0	(3,084)	(3,084)	3,060	(24)

Total Borrowings and Other Financing Transactions	$299	$(140,698)	$(37,236)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(136,232)	$(4,466)	$0	$(140,698)

Total	$0	$(136,232)	$(4,466)	$0	$(140,698)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(37,236)	0	0	(37,236)

Total	$0	$(37,236)	$0	$0	$(37,236)

Total Borrowings	$0	$(173,468)	$(4,466)	$0	$(177,934)

Gross amount of recognized liabilities for reverse repurchase agreements and sale-buyback financing transactions					$(177,934)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 30-Year Bond December Futures	Short	12/2016	304	$802	$446	$0
U.S. Treasury Ultra Long-Term Bond December Futures	Long	12/2016	21	(79)	0	(45)

Total Futures Contracts				$723	$446	$(45)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR *	1.500%	12/21/2021	$3,200	$(43)	$5	$6	$0
Receive	3-Month USD-LIBOR	2.250	06/15/2026	3,200	(249)	(13)	16	0
Receive	3-Month USD-LIBOR	1.500	06/30/2026	5,000	(29)	(7)	25	0
Receive	3-Month USD-LIBOR	1.515	06/30/2026	8,800	(64)	(13)	44	0
Receive	3-Month USD-LIBOR	1.555	06/30/2026	8,800	(98)	(14)	44	0
Receive	3-Month USD-LIBOR *	1.750	12/21/2026	38,220	(943)	44	207	0
Receive	3-Month USD-LIBOR	2.500	06/15/2046	11,800	(2,015)	(158)	214	0

					$(3,441)	$(156)	$556	$0

Total Swap Agreements					$(3,441)	$(156)	$556	$0

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

44	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2016:

(f)	Securities with an aggregate market value of $5,291 and cash of $570 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$446	$556	$1,002	$0	$(45)	$0	$(45)

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
CBK	10/2016	$		6,226		MXN	113,034	$0	$(407)

JPM	11/2016			485		JPY	49,400	3	0

UAG	10/2016		EUR	3,638	$		4,061	0	(26)

Total Forward Foreign Currency Contracts								$3	$(433)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
GLM	Call - OTC USD versus JPY	JPY	120.000	11/10/2016	$	9,300	$40	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500%	08/17/2017	$	1,600	$141	$2
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.700	05/13/2019		1,700	147	77

BRC	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.760	10/20/2016		14,500	87	4

CBK	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.600	08/11/2017		105,100	65	42

DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	08/17/2017		2,600	219	2

GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	03/28/2017		11,200	38	24

JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	03/28/2017		12,900	46	27
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	08/17/2017		1,600	141	2

MYC	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.513	09/27/2019		14,600	912	940

RBC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.600	08/11/2017		210,200	127	84

								$1,923	$1,204

Total Purchased Options								$1,963	$1,204

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Call - OTC iTraxx Europe 25 5-Year Index	Buy	0.650%	10/19/2016	EUR	14,600	$ (23)	$(13)
	Put - OTC iTraxx Europe 25 5-Year Index	Sell	1.000	10/19/2016		14,600	(20)	0
JPM	Call - OTC CDX.IG-27 5-Year Index	Buy	0.700	12/21/2016		$15,100	(10)	(18)
	Put - OTC CDX.IG-27 5-Year Index	Sell	1.100	12/21/2016		15,100	(21)	(9)

							$ (74)	$(40)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	45

Schedule of Investments PIMCO Extended Duration Fund (Cont.)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	$3,400	$(31)	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	05/13/2019	$	7,900	$(144)	$(64)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500	08/17/2017		3,600	(149)	(1)

BPS	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.750	08/11/2017		42,400	(29)	(24)

BRC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.260	10/20/2016		14,500	(87)	(5)

DUB	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500	08/17/2017		5,600	(225)	(1)

GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.750	08/11/2017		63,500	(43)	(35)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.555	03/28/2017		600	(10)	(12)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.565	03/28/2017		1,800	(29)	(37)

JPM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.750	08/11/2017		83,300	(48)	(46)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.555	03/28/2017		900	(15)	(18)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.565	03/28/2017		1,800	(31)	(37)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500	08/17/2017		3,600	(149)	(1)

MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.750	08/11/2017		126,100	(87)	(70)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	09/27/2019		73,000	(912)	(948)

								$(1,958)	$(1,299)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
JPM	Put - OTC Fannie Mae 3.000% due 11/01/2046	$	102.688	11/07/2016	$4,900	$(12)	$(4)
	Call - OTC Fannie Mae 3.000% due 11/01/2046		103.688	11/07/2016	4,900	(10)	(19)

						$(22)	$(23)

Total Written Options						$(2,085)	$(1,362)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2016:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		0		422		0		(422)		0		0
Notional Amount in $		$51,800		$474,887		$(8,500)		$(23,587)		$(22,600)		$472,000
Notional Amount in EUR	EUR	12,200	EUR	191,000	EUR	(34,400)	EUR	(139,600)	EUR	0	EUR	29,200
Premiums		$(945)		$(1,723)		$133		$307		$143		$(2,085)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2016:

(h)	Securities with an aggregate market value of $321 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure (1)
BOA	$0	$79	$0	$79	$0	$(65)	$0	$(65)	$14	$0	$14
BPS	0	0	0	0	0	(37)	0	(37)	(37)	0	(37)
BRC	0	4	0	4	0	(5)	0	(5)	(1)	0	(1)
CBK	0	42	0	42	(407)	0	0	(407)	(365)	285	(80)
DUB	0	2	0	2	0	(1)	0	(1)	1	0	1
GLM	0	24	0	24	0	(84)	0	(84)	(60)	0	(60)
JPM	3	29	0	32	0	(152)	0	(152)	(120)	36	(84)
MYC	0	940	0	940	0	(1,018)	0	(1,018)	(78)	0	(78)
RBC	0	84	0	84	0	0	0	0	84	0	84
UAG	0	0	0	0	(26)	0	0	(26)	(26)	0	(26)

Total Over the Counter	$3	$1,204	$0	$1,207	$(433)	$(1,362)	$0	$(1,795)

46	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$446	$446
Swap Agreements	0	0	0	0	556	556

	$0	$0	$0	$0	$1,002	$1,002

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3	$0	$3
Purchased Options	0	0	0	0	1,204	1,204

	$0	$0	$0	$3	$1,204	$1,207

	$0	$0	$0	$3	$2,206	$2,209

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$45	$45

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$433	$0	$433
Written Options	0	40	0	0	1,322	1,362

	$0	$40	$0	$433	$1,322	$1,795

	$0	$40	$0	$433	$1,367	$1,840

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$117	$117
Futures	0	0	0	0	1,333	1,333
Swap Agreements	0	0	0	0	(2,102)	(2102)

	$0	$0	$0	$0	$(652)	$(652)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$445	$0	$445
Purchased Options	0	0	0	(84)	(393)	(477)
Written Options	0	234	0	32	48	314

	$0	$234	$0	$393	$(345)	$282

	$0	$234	$0	$393	$(997)	$(370)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$723	$723
Swap Agreements	0	0	0	0	16	16

	$0	$0	$0	$0	$739	$739

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(757)	$0	$(757)
Purchased Options	0	0	0	(39)	(186)	(225)
Written Options	0	32	0	0	191	223

	$0	$32	$0	$(796)	$5	$(759)

	$0	$32	$0	$(796)	$744	$(20)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	47

Schedule of Investments PIMCO Extended Duration Fund (Cont.)

September 30, 2016 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$1,599	$0	$1,599
Industrials	0	2,265	0	2,265
Utilities	0	5,511	0	5,511
Municipal Bonds & Notes
West Virginia	0	91	0	91
U.S. Government Agencies	0	67,327	0	67,327
U.S. Treasury Obligations	0	688,735	0	688,735
Non-Agency Mortgage-Backed Securities	0	12,234	1,874	14,108
Asset-Backed Securities	0	438	0	438
Sovereign Issues	0	4,984	0	4,984
Short-Term Instruments
Repurchase Agreements	0	299	0	299

	$0	$783,483	$1,874	$785,357

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$8,965	$0	$0	$8,965

Total Investments	$8,965	$783,483	$1,874	$794,322

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$446	$556	$0	$1,002
Over the counter	0	1,207	0	1,207

	$446	$1,763	$0	$2,209

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(45)	0	0	(45)
Over the counter	0	(1,795)	0	(1,795)

	$(45)	$(1,795)	$0	$(1,840)

Totals	$9,366	$783,451	$1,874	$794,691

There were no significant transfers between Levels 1, 2, or 3 during the period ended September 30, 2016.

48	PIMCO BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO GNMA Fund

September 30, 2016 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 190.7%

CORPORATE BONDS & NOTES 0.0%

BANKING & FINANCE 0.0%
Preferred Term Securities Ltd.
1.717% due 07/03/2033	$500	$353

Total Corporate Bonds & Notes (Cost $368)		353

U.S. GOVERNMENT AGENCIES 177.2%
Fannie Mae
1.640% due 10/25/2046 (a)	457	26
1.769% due 07/25/2044 (a)	1,493	89
1.800% due 07/25/2052 (a)	1,553	111
1.831% due 07/25/2044 (a)	1,928	114
1.855% due 04/25/2055 (a)	2,335	149
1.859% due 09/25/2045 (a)	1,260	79
1.907% due 03/25/2045 (a)	1,467	113
1.908% due 01/25/2045 (a)	1,931	124
1.913% due 07/25/2045 (a)	3,359	235
1.937% due 10/25/2045 (a)	1,993	132
1.991% due 08/25/2054 (a)	646	43
2.000% due 07/01/2028 - 09/01/2028	2,636	2,689
2.039% due 08/25/2055 (a)	1,468	94
2.040% due 08/25/2044 (a)	1,610	104
2.423% due 01/25/2022 (a)	5,791	475
2.640% due 09/01/2041	1,981	2,079
2.693% due 10/01/2037 - 02/01/2042	10,428	11,008
2.748% due 05/01/2035	564	594
2.766% due 01/01/2036	1,364	1,445
2.848% due 05/01/2038	5,238	5,574
3.000% due 09/25/2039 - 04/25/2043 (a)	12,838	1,272
3.000% due 07/01/2042 - 03/01/2045	4,096	4,138
3.229% due 10/25/2042	1,019	1,008
3.440% due 02/01/2032	5,000	5,558
3.500% due 07/01/2020 - 03/01/2040	24,872	26,245
3.765% due 12/01/2025	3,000	3,377
4.000% due 05/01/2019 - 07/01/2042	27,020	29,270
4.500% due 04/01/2018 - 01/01/2042	19,055	20,148
4.500% due 06/25/2024 (a)	510	24
5.000% due 02/01/2025 - 12/01/2044	1,215	1,345
5.500% due 02/01/2027 - 11/01/2039	669	753
5.625% due 08/25/2042 (a)	1,927	391
5.675% due 11/25/2044 (a)	8,555	1,578
5.800% due 02/01/2035	28	28
5.880% due 03/01/2035	30	30
6.000% due 11/01/2017 - 10/01/2048	4,983	5,747
6.125% due 08/25/2018 (a)	28,587	2,554
6.500% due 09/01/2036 - 09/01/2037	318	341
6.500% due 04/25/2038 (a)	225	50
8.112% due 10/25/2045	1,484	1,520
Fannie Mae, TBA
2.500% due 11/01/2031	22,000	22,748
3.000% due 10/01/2031 - 10/01/2046	54,200	56,427
3.500% due 10/01/2031 - 10/01/2046	19,000	20,038
4.000% due 10/01/2046 - 11/01/2046	55,400	59,476
4.500% due 10/01/2031	10,000	10,247
5.000% due 11/01/2046	8,000	8,882
Freddie Mac
0.000% due 05/15/2033 (b)(d)	572	546
1.156% due 11/25/2022 (a)	7,664	396
1.158% due 01/25/2020 (a)	36,126	980
1.380% due 04/25/2021 (a)	23,172	1,088
1.475% due 10/15/2037 (a)	556	35
1.476% due 11/25/2019 (a)	12,638	412

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.650% due 10/15/2037 (a)	$186	$10
1.758% due 05/15/2037 (a)	357	23
1.780% due 07/25/2019	2,000	2,020
1.855% due 10/15/2037 (a)	5,888	380
1.859% due 03/15/2037 (a)	532	35
1.909% due 11/15/2038 (a)	1,561	114
1.921% due 11/15/2036 (a)	1,209	87
1.944% due 08/15/2041 (a)	471	33
1.987% due 10/15/2041 (a)	1,146	74
2.065% due 02/15/2038 (a)	939	64
2.100% due 02/15/2038 (a)	1,206	80
2.183% due 08/15/2036 (a)	965	69
2.500% due 01/01/2028 - 06/01/2043	7,824	7,910
2.500% due 01/15/2040 (a)	4,290	392
2.743% due 09/01/2034	3,088	3,271
2.745% due 09/01/2037	2,025	2,143
2.779% due 11/01/2036	1,206	1,278
2.826% due 10/01/2039	5,415	5,706
3.000% due 02/15/2041 - 08/01/2046	5,754	5,952
3.000% due 12/15/2042 (a)	4,775	509
3.200% due 05/01/2031	8	8
3.365% due 11/01/2041	7,564	7,921
4.000% due 02/01/2019 - 08/01/2042	6,652	7,235
4.000% due 11/15/2042 (a)	2,673	452
4.500% due 02/01/2019 - 08/01/2040	687	733
5.000% due 07/01/2033 - 03/01/2041	888	957
5.500% due 09/01/2034 - 03/01/2041	592	655
6.000% due 08/01/2023	18	18
7.500% due 08/15/2029 (a)	6	1
10.602% due 10/15/2035	517	594
10.738% due 04/15/2044	118	119
10.871% due 05/15/2035	717	843
13.907% due 05/15/2041	4,605	5,525
Freddie Mac, TBA
3.000% due 11/01/2046	1,000	1,037
3.500% due 11/01/2046	3,000	3,162
4.000% due 10/01/2046	33,000	35,401
Ginnie Mae
0.000% due 12/20/2032 - 12/20/2040 (b)(d)	978	906
0.000% due 10/16/2042 - 01/16/2052 (a)	11,537	95
0.037% due 01/16/2044 (a)	7,533	3
0.187% due 11/16/2051 (a)	16,727	168
0.629% due 04/16/2042 (a)	14,534	470
0.724% due 11/16/2044 (a)	5,542	351
0.730% due 01/16/2031 - 02/16/2032	247	247
0.780% due 08/16/2032	22	22
0.830% due 12/16/2026 - 08/16/2031	142	143
0.980% due 11/16/2029	252	252
0.982% due 08/16/2040 (a)	7,925	290
0.994% due 01/20/2062 - 03/20/2065	3,459	3,456
1.016% due 08/16/2052 (a)	36,326	1,343
1.030% due 05/16/2027	19	19
1.041% due 11/16/2043 (a)	22,187	974
1.074% due 09/20/2062	1,722	1,722
1.080% due 04/16/2032	66	67
1.174% due 08/20/2061 - 11/20/2065	11,005	10,966
1.194% due 12/20/2061 - 10/20/2065	20,206	20,206
1.204% due 02/20/2060	16,568	16,631
1.214% due 09/20/2063	4,070	4,097
1.244% due 10/20/2061 - 09/20/2065	8,946	8,963
1.294% due 05/20/2066	8,436	8,450
1.332% due 06/20/2066	1,201	1,204
1.461% due 03/20/2058	4,767	4,831
1.556% due 05/20/2061	5,818	5,907
1.580% due 05/20/2061	2,882	2,933
1.794% due 09/20/2063	2,582	2,657

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.000% due 02/20/2030 - 01/20/2034	$614	$634
2.125% due 06/20/2038	202	210
2.177% due 04/20/2061	5,792	6,055
2.500% due 09/20/2027 (a)	6,245	486
2.500% due 06/15/2043 - 08/15/2043	862	878
3.000% due 11/20/2026 - 01/15/2046	29,565	30,779
3.000% due 01/20/2029 (a)	4,002	365
3.150% due 11/15/2042 - 01/15/2043	1,156	1,215
3.500% due 09/15/2040 - 06/20/2046	102,187	108,993
3.500% due 01/20/2041 - 08/20/2042 (a)	10,179	1,488
3.750% due 06/20/2045 - 12/20/2045	5,029	5,386
4.000% due 12/20/2017 - 01/20/2046	56,046	60,034
4.000% due 10/20/2043 (a)	734	51
4.050% due 04/15/2040 - 12/15/2040	4,036	4,362
4.500% due 04/15/2030 - 06/20/2045	78,721	85,513
4.513% due 01/20/2031	15,382	16,530
4.875% due 08/15/2039 - 10/15/2040	896	995
5.000% due 12/20/2032 - 08/20/2044	24,188	26,540
5.250% due 08/20/2039	468	514
5.500% due 04/15/2025 - 04/20/2040	10,263	11,386
6.000% due 02/15/2029 - 11/20/2041	15,077	17,268
6.500% due 12/15/2023 - 10/20/2038	661	755
7.000% due 08/20/2031	1	1
7.500% due 12/15/2023 - 06/15/2032	192	230
8.000% due 09/15/2030	2	2
8.112% due 09/20/2045	3,415	3,518
Ginnie Mae, TBA
2.500% due 10/01/2046	2,000	2,034
3.000% due 10/01/2046 - 11/01/2046	172,700	180,755
3.500% due 11/01/2046	219,000	232,380
4.000% due 10/01/2046 - 11/01/2046	98,500	105,627
4.500% due 10/01/2046	28,500	30,863
5.000% due 10/01/2046	7,000	7,763

Total U.S. Government Agencies (Cost $1,449,235)		1,447,723

U.S. TREASURY OBLIGATIONS 3.8%
U.S. Treasury Notes
1.250% due 07/31/2023	2,200	2,178
1.375% due 06/30/2023	2,950	2,946
1.625% due 06/30/2020 (h)(j)	5,445	5,565
1.625% due 04/30/2023 (f)	19,700	19,996

Total U.S. Treasury Obligations (Cost $30,363)		30,685

NON-AGENCY MORTGAGE-BACKED SECURITIES 6.4%
Banc of America Commercial Mortgage Trust
5.451% due 01/15/2049	312	313
Banc of America Funding Ltd.
0.785% due 10/03/2039	3	3
Banco La Hipotecaria S.A.
3.358% due 01/15/2046	3,600	3,743
Bear Stearns Adjustable Rate Mortgage Trust
2.580% due 08/25/2035	2,109	2,123
Bear Stearns Structured Products, Inc. Trust
2.966% due 01/26/2036	2,983	2,390
Credit Suisse First Boston Mortgage Securities Corp.
1.090% due 03/25/2032	14	14

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	49

Schedule of Investments PIMCO GNMA Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Credit Suisse Mortgage Capital Certificates
4.791% due 05/27/2053	$1,741	$1,897
La Hipotecaria Panamanian Mortgage Trust
3.008% due 11/24/2042	5,692	5,791
LB Commercial Mortgage Trust
5.517% due 07/15/2044	291	298
Merrill Lynch Mortgage Investors Trust
2.710% due 10/25/2035	426	427
Mortgage Equity Conversion Asset Trust
1.050% due 02/25/2042	10,372	8,857
1.100% due 05/25/2042	27,028	23,704
Structured Asset Mortgage Investments Trust
1.191% due 09/19/2032	39	38
UBS-Barclays Commercial Mortgage Trust
1.422% due 04/10/2046 (a)	27,795	1,673
Wells Fargo Commercial Mortgage Trust
2.188% due 10/15/2045 (a)	12,696	962

Total Non-Agency Mortgage-Backed Securities (Cost $50,342)		52,233

ASSET-BACKED SECURITIES 2.4%
Amortizing Residential Collateral Trust
1.105% due 07/25/2032	19	18
Centex Home Equity Loan Trust
0.825% due 01/25/2032	12	12
CIT Group Home Equity Loan Trust
1.065% due 06/25/2033	24	23

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Conseco Finance Securitizations Corp.
7.970% due 05/01/2032	$1,083	$650
Denali Capital CLO Ltd.
0.932% due 01/22/2022	1,286	1,271
Duane Street CLO Ltd.
1.047% due 11/14/2021	142	141
Eastland CLO Ltd.
0.987% due 05/01/2022	1,142	1,141
Flatiron CLO Ltd.
2.115% due 10/25/2024	1,800	1,800
2.253% due 10/25/2024	3,900	3,900
Home Equity Asset Trust
1.125% due 11/25/2032	3	2
Massachusetts Educational Financing Authority
1.665% due 04/25/2038	1,491	1,474
Muir Grove CLO Ltd.
1.335% due 03/25/2020	932	932
South Carolina Student Loan Corp.
1.592% due 03/02/2020	3,789	3,789
1.842% due 09/03/2024	4,300	4,250

Total Asset-Backed Securities (Cost $19,708)		19,403

SHORT-TERM INSTRUMENTS 0.9%

REPURCHASE AGREEMENTS (e) 0.8%
		6,908

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.1%
0.511% due 03/09/2017 (c)(d)(j)	$544	$544

Total Short-Term Instruments (Cost $7,450)		7,452

Total Investments in Securities (Cost $1,557,466)		1,557,849

	SHARES
INVESTMENTS IN AFFILIATES 9.8%

SHORT-TERM INSTRUMENTS 9.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 9.8%
PIMCO Short-Term Floating NAV Portfolio III	8,104,339	80,119

Total Short-Term Instruments (Cost $80,121)		80,119

Total Investments in Affiliates (Cost $80,121)		80,119

Total Investments 200.5% (Cost $1,637,587)		$1,637,968

Financial Derivative Instruments (g)(i) 0.0% (Cost or Premiums, net $130)		192

Other Assets and Liabilities, net (100.5)%		(821,113)

Net Assets 100.0%		$817,047

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Interest only security.
(b)	Principal only security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BOS	0.600%	09/28/2016	10/05/2016	$4,848	U.S. Treasury Notes 1.500% due 02/28/2023	$(4,846)	$4,848	$4,848
SSB	0.010	09/30/2016	10/03/2016	2,060	U.S. Treasury Bonds 8.000% due 11/15/2021 (2)	(2,104)	2,060	2,060

Total Repurchase Agreements						$(6,950)	$6,908	$6,908

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (3)	Borrowing Date	Maturity Date	Amount Borrowed (3)	Payable for Reverse Repurchase Agreements
GRE	0.600%	07/21/2016	10/21/2016	$(10,175)	$(10,188)

Total Reverse Repurchase Agreements					$(10,188)

(3)

The average amount of borrowings outstanding during the period ended September 30, 2016 was $(5,539) at a weighted average interest rate of 0.566%. Average borrowings includes sale-buyback transactions, of which there were none open at period end.

50	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES AND U.S. TREASURY OBLIGATIONS

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales (4)
Fannie Mae, TBA	2.500%	10/01/2046	$ 9,000	$(9,037)	$(9,081)
Fannie Mae, TBA	3.000	10/01/2031	21,500	(22,488)	(22,574)
Fannie Mae, TBA	3.000	11/01/2031	7,000	(7,342)	(7,340)
Fannie Mae, TBA	3.000	10/01/2046	56,700	(58,783)	(58,955)
Fannie Mae, TBA	3.000	11/01/2046	40,700	(42,198)	(42,198)
Fannie Mae, TBA	3.500	10/01/2046	36,850	(38,812)	(38,891)
Fannie Mae, TBA	4.000	10/01/2031	3,000	(3,119)	(3,096)
Fannie Mae, TBA	4.500	10/01/2031	13,000	(13,317)	(13,321)
Fannie Mae, TBA	4.500	11/01/2031	10,000	(10,236)	(10,238)
Fannie Mae, TBA	4.500	10/01/2046	18,000	(19,639)	(19,716)
Freddie Mac, TBA	4.000	10/01/2046	35,000	(37,417)	(37,547)
Freddie Mac, TBA	4.000	11/01/2046	5,000	(5,348)	(5,358)
Ginnie Mae, TBA	3.500	10/01/2046	57,500	(60,991)	(61,144)
U.S. Treasury Notes	1.375	08/31/2023	3,500	(3,502)	(3,495)
U.S. Treasury Notes	1.375	09/30/2023	4,250	(4,249)	(4,236)
U.S. Treasury Notes	1.500	02/28/2023	4,800	(4,863)	(4,846)

Total Short Sales				$(341,341)	$(342,036)

(4)	Payable for short sales includes $11 of accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2016:

(f)	Securities with an aggregate market value of $10,151 have been pledged as collateral under the terms of the following master agreements as of September 30, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure (5)
Global/Master Repurchase Agreement
BOS	$4,848	$0	$0	$0	$4,848	$(4,846)	$2
GRE	0	(10,188)	0	0	(10,188)	10,151	(37)
SSB	2,060	0	0	0	2,060	(2,104)	(44)

Master Securities Forward Transaction Agreement
BCY	0	0	0	(12,577)	(12,577)	0	(12,577)

Total Borrowings and Other Financing Transactions	$6,908	$(10,188)	$0	$(12,577)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(10,188)	$0	$0	$(10,188)

Total Borrowings	$0	$(10,188)	$0	$0	$(10,188)

Gross amount of recognized liabilities for reverse repurchase agreements					$(10,188)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	51

Schedule of Investments PIMCO GNMA Fund (Cont.)

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	1.717%	09/30/2022	$6,200	$(210)	$(210)	$14	$0
Receive	3-Month USD-LIBOR	2.400	06/30/2025	15,700	(1,356)	(1,453)	68	0
Pay	3-Month USD-LIBOR *	2.250	12/21/2046	2,220	223	8	0	(12)

					$(1,343)	$(1,655)	$82	$(12)

Total Swap Agreements					$(1,343)	$(1,655)	$82	$(12)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2016:

(h)	Securities with an aggregate market value of $428 and cash of $345 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$82	$82	$0	$0	$(12)	$(12)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
CBK	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.050%	09/05/2017	$	8,000	$84	$90

MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.300	03/14/2017		236,000	108	75

RBC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.600	08/02/2017		259,000	114	97

								$306	$262

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Cost	Market Value
FAR	Call - OTC Fannie Mae 3.000% due 10/01/2046	$113.000	10/06/2016	$35,000	$1	$0
	Call - OTC Fannie Mae 3.000% due 12/01/2046	118.000	12/06/2016	11,000	1	0
	Call - OTC Fannie Mae 3.500% due 10/01/2046	115.000	10/06/2016	19,000	1	0
	Put - OTC Fannie Mae 4.000% due 12/01/2046	86.000	12/06/2016	54,000	2	0

					$5	$0

Total Purchased Options					$311	$262

WRITTEN OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Call - OTC Fannie Mae 3.000% due 11/01/2046	$104.133	11/07/2016	$	5,000	$(9)	$(9)
FAR	Call - OTC Fannie Mae 3.000% due 10/01/2046	103.875	10/06/2016		2,000	(3)	(4)
FBF	Call - OTC Fannie Mae 3.000% due 10/01/2046	104.109	10/06/2016		15,000	(13)	(11)
	Call - OTC Fannie Mae 3.000% due 10/01/2046	104.336	10/06/2016		3,500	(4)	(1)
	Put - OTC Fannie Mae 4.000% due 10/01/2046	107.234	10/06/2016		3,500	(4)	0
GSC	Put - OTC Fannie Mae 3.000% due 10/01/2046	102.926	10/06/2016		2,500	(5)	0
	Call - OTC Fannie Mae 3.000% due 10/01/2046	103.816	10/06/2016		3,000	(4)	(7)
	Call - OTC Fannie Mae 3.000% due 10/01/2046	103.984	10/06/2016		3,500	(7)	(4)

52	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

Counterparty	Description	Strike Price	Expiration Date	Notional Amount		Premiums (Received)	Market Value
JPM	Put - OTC Fannie Mae 3.000% due 10/01/2046	$102.977	10/06/2016	$	3,500	$(5)	$0
	Put - OTC Fannie Mae 3.000% due 10/01/2046	102.984	10/06/2016		5,000	(10)	0
	Call - OTC Fannie Mae 3.000% due 10/01/2046	103.875	10/06/2016		5,000	(8)	(9)
	Call - OTC Fannie Mae 3.000% due 10/01/2046	103.906	10/06/2016		10,000	(20)	(17)
	Call - OTC Fannie Mae 3.000% due 10/01/2046	104.000	10/06/2016		3,000	(4)	(3)
	Call - OTC Fannie Mae 3.000% due 10/01/2046	104.047	10/06/2016		2,000	(3)	(2)
	Put - OTC Fannie Mae 3.000% due 11/01/2046	102.633	11/07/2016		11,000	(35)	(8)
	Call - OTC Fannie Mae 3.000% due 11/01/2046	103.617	11/07/2016		11,000	(31)	(47)
	Call - OTC Fannie Mae 3.000% due 11/01/2046	104.148	11/07/2016		3,500	(6)	(6)
	Put - OTC Fannie Mae 3.500% due 11/01/2046	104.609	11/07/2016		3,500	(5)	(2)
	Call - OTC Fannie Mae 3.500% due 11/01/2046	105.578	11/07/2016		3,500	(3)	(6)
	Call - OTC Fannie Mae 4.000% due 10/01/2046	107.234	10/06/2016		1,500	(2)	(3)

						$(181)	$(139)

Total Written Options						$(181)	$(139)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2016:

	Balance at Beginning of Period	Sales	Closing Buys	Expirations	Exercised	Balance at End of Period
Notional Amount in $	$55,000	$366,750	$0	$(190,750)	$(130,500)	$100,500
Premiums	$(112)	$(756)	$0	$401	$286	$(181)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
JPS	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.938%	11/14/2016	$ 20,000	$0	$9	$9	$ 0
SAL	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.880	12/13/2016	20,000	0	(3)	0	(3)

						$0	$6	$9	$ (3)

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
CBK	Receive	IOS.FN.300.12 Index	N/A	1-Month USD-LIBOR	01/12/2043	$ 697	$0	$(4)	$0	$(4)
DUB	Receive	IOS.FN.650.67 Index	N/A	1-Month USD-LIBOR	01/12/2038	7,018	0	(3)	0	(3)

							$0	$(7)	$0	$(7)

Total Swap Agreements							$0	$(1)	$9	$(10)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged as of September 30, 2016:

(j)	Securities with an aggregate market value of $88 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged	Net Exposure (1)
CBK	$0	$90	$0	$90	$0	$0	$(4)	$(4)	$86	$0	$86
DUB	0	0	0	0	0	(9)	(3)	(12)	(12)	0	(12)
FAR	0	0	0	0	0	(4)	0	(4)	(4)	0	(4)
FBF	0	0	0	0	0	(12)	0	(12)	(12)	0	(12)
GSC	0	0	0	0	0	(11)	0	(11)	(11)	0	(11)
JPM	0	0	0	0	0	(103)	0	(103)	(103)	88	(15)
JPS	0	0	9	9	0	0	0	0	9	0	9
MYC	0	75	0	75	0	0	0	0	75	0	75
RBC	0	97	0	97	0	0	0	0	97	0	97
SAL	0	0	0	0	0	0	(3)	(3)	(3)	0	(3)

Total Over the Counter	$0	$262	$9	$271	$0	$(139)	$(10)	$(149)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	53

Schedule of Investments PIMCO GNMA Fund (Cont.)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements *	$0	$0	$0	$0	$82	$82

Over the counter
Purchased Options	$0	$0	$0	$0	$262	$262
Swap Agreements	0	0	0	0	9	9

	$0	$0	$0	$0	$271	$271

	$0	$0	$0	$0	$353	$353

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements *	$0	$0	$0	$0	$12	$12

Over the counter
Written Options	$0	$0	$0	$0	$139	$139
Swap Agreements	0	0	0	0	10	10

	$0	$0	$0	$0	$149	$149

	$0	$0	$0	$0	$161	$161

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$(1,717)	$(1,717)

Over the counter
Purchased Options	$0	$0	$0	$0	$(1,114)	$(1,114)
Written Options	0	0	0	0	401	401
Swap Agreements	0	0	0	0	5	5

	$0	$0	$0	$0	$(708)	$(708)

	$0	$0	$0	$0	$(2,425)	$(2,425)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$1,061	$1,061

Over the counter
Purchased Options	$0	$0	$0	$0	$1,014	$1,014
Written Options	0	0	0	0	(38)	(38)
Swap Agreements	0	0	0	0	4	4

	$0	$0	$0	$0	$980	$980

	$0	$0	$0	$0	$2,041	$2,041

54	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$353	$0	$353
U.S. Government Agencies	0	1,447,697	26	1,447,723
U.S. Treasury Obligations	0	30,685	0	30,685
Non-Agency Mortgage-Backed Securities	0	10,138	42,095	52,233
Asset-Backed Securities	0	19,403	0	19,403
Short-Term Instruments
Repurchase Agreements	0	6,908	0	6,908
U.S. Treasury Bills	0	544	0	544

	$0	$1,515,728	$42,121	$1,557,849

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$80,119	$0	$0	$80,119

Total Investments	$80,119	$1,515,728	$42,121	$1,637,968

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(329,459)	$0	$(329,459)
U.S. Treasury Obligations	0	(12,577)	0	(12,577)

	$0	$(342,036)	$0	$(342,036)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	82	0	82
Over the counter	0	271	0	271

	$0	$353	$0	$353

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(12)	0	(12)
Over the counter	0	(149)	0	(149)

	$0	$(161)	$0	$(161)

Totals	$80,119	$1,173,884	$42,121	$1,296,124

There were no significant transfers between Levels 1 and 2 during the period ended September 30, 2016.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2016:

Category and Subcategory	Beginning Balance at 03/31/2016	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2016	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2016 (1)
Investments in Securities, at Value
U.S. Government Agencies	$429	$25	$(4)	$(1)	$0	$(9)	$0	$(414)	$26	$1
Non-Agency Mortgage-Backed Securities	42,022	3,726	(4,431)	105	392	281	0	0	42,095	92

Totals	$42,451	$3,751	$(4,435)	$104	$392	$272	$0	$(414)	$42,121	$93

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2016	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
U.S. Government Agencies	$26	Other Valuation Techniques (2)	—	—
Non-Agency Mortgage-Backed Securities	9,534	Proxy Pricing	Base Price	101.75-103.50
	32,561	Third Party Vendor	Broker Quote	85.39-87.70

Total	$42,121

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2016 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	55

Schedule of Investments PIMCO Long Duration Total Return Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 137.6%

BANK LOAN OBLIGATIONS 0.2%
Rise Ltd.
4.750% due 01/31/2021 (g)	$5,786	$5,718

Total Bank Loan Obligations (Cost $5,814)		5,718

CORPORATE BONDS & NOTES 59.2%

BANKING & FINANCE 20.1%
AerCap Ireland Capital Ltd.
5.000% due 10/01/2021	1,850	1,980
AIG SunAmerica Global Financing
6.900% due 03/15/2032	735	986
Alleghany Corp.
4.900% due 09/15/2044	2,500	2,604
American International Group, Inc.
3.750% due 07/10/2025	4,700	4,941
3.900% due 04/01/2026	2,387	2,532
American Tower Corp.
2.250% due 01/15/2022	9,300	9,293
4.000% due 06/01/2025	13,400	14,367
Ameriprise Financial, Inc.
2.875% due 09/15/2026	10,500	10,545
Asian Development Bank
5.820% due 06/16/2028	500	679
Aviation Loan Trust
2.960% due 12/15/2022	3,799	3,478
Banco del Estado de Chile
2.000% due 11/09/2017	12,000	12,042
Banco do Brasil S.A.
3.875% due 10/10/2022	6,738	6,367
Bank of America Corp.
6.250% due 09/05/2024 (e)	11,000	11,469
Bank One Corp.
7.625% due 10/15/2026	95	127
8.000% due 04/29/2027	100	137
Barclays Bank PLC
10.179% due 06/12/2021	9,060	11,591
Berkshire Hathaway, Inc.
4.500% due 02/11/2043	22,400	26,105
BGC Partners, Inc.
5.125% due 05/27/2021	2,000	2,097
Blackstone Holdings Finance Co. LLC
6.250% due 08/15/2042	2,000	2,505
BPCE S.A.
4.625% due 07/11/2024	10,400	10,639
Citigroup, Inc.
6.250% due 08/15/2026 (e)	10,800	11,647
8.125% due 07/15/2039	5,571	8,804
CME Group, Inc.
5.300% due 09/15/2043	3,740	4,811
Cooperatieve Rabobank UA
11.000% due 06/30/2019 (e)	8,200	9,963
Credit Agricole S.A.
8.375% due 10/13/2019 (e)	10,000	11,333
Credit Suisse AG
6.500% due 08/08/2023	13,000	14,137
Dexia Credit Local S.A.
1.875% due 09/15/2021	11,900	11,894
Fidelity National Financial, Inc.
5.500% due 09/01/2022	700	772
First American Financial Corp.
4.300% due 02/01/2023	4,500	4,628
FMR LLC
4.950% due 02/01/2033	3,000	3,370
5.150% due 02/01/2043	11,300	13,051
GE Capital International Funding Co. Unlimited Co.
4.418% due 11/15/2035	34,210	38,546
Goldman Sachs Group, Inc.
3.500% due 01/23/2025	800	829
3.625% due 01/22/2023	2,100	2,223
5.375% due 05/10/2020 (e)	5,100	5,132

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.700% due 05/10/2019 (e)	$8,900	$9,033
6.125% due 02/15/2033	350	443
6.450% due 05/01/2036	900	1,118
6.750% due 10/01/2037	4,035	5,163
HSBC Holdings PLC
2.650% due 01/05/2022 (a)	6,100	6,084
3.600% due 05/25/2023	7,500	7,755
6.375% due 09/17/2024 (e)	9,000	8,876
International Lease Finance Corp.
4.625% due 04/15/2021	200	210
8.625% due 01/15/2022	1,900	2,342
JPMorgan Chase & Co.
3.900% due 07/15/2025	18,200	19,658
5.000% due 07/01/2019 (e)	6,200	6,130
6.100% due 10/01/2024 (e)	13,900	14,699
7.900% due 04/30/2018 (e)	1,400	1,440
Kilroy Realty LP
4.250% due 08/15/2029	8,900	9,413
LeasePlan Corp. NV
2.500% due 05/16/2018	2,800	2,805
Lehman Brothers Holdings, Inc.
7.000% due 09/27/2027 ^	1,200	92
MetLife, Inc.
5.700% due 06/15/2035	5,500	6,677
Mizuho Financial Group, Inc.
2.273% due 09/13/2021	4,100	4,090
Mutual of Omaha Insurance Co.
4.297% due 07/15/2054	8,200	8,246
Nasdaq, Inc.
3.850% due 06/30/2026	7,000	7,344
Navient Corp.
5.625% due 08/01/2033	6,400	5,120
8.000% due 03/25/2020	3,900	4,192
New York Life Insurance Co.
6.750% due 11/15/2039	2,500	3,478
Northern Trust Corp.
4.600% due 10/01/2026 (e)	9,600	9,780
Northwestern Mutual Life Insurance Co.
6.063% due 03/30/2040	10,000	12,953
Omega Healthcare Investors, Inc.
4.500% due 01/15/2025	1,200	1,223
4.950% due 04/01/2024	2,000	2,107
Pacific Life Insurance Co.
9.250% due 06/15/2039	9,300	14,544
Provident Funding Associates LP
6.750% due 06/15/2021	5,290	5,363
Royal Bank of Scotland Group PLC
3.875% due 09/12/2023	3,200	3,163
6.990% due 10/05/2017 (e)	7,000	7,840
8.625% due 08/15/2021 (e)	3,800	3,753
Teachers Insurance & Annuity Association of America
4.375% due 09/15/2054	4,800	4,878
6.850% due 12/16/2039	6,900	9,418
Travelers Cos., Inc.
4.300% due 08/25/2045	4,900	5,670
U.S. Bancorp
2.375% due 07/22/2026	9,700	9,559
Vonovia Finance BV
5.000% due 10/02/2023	3,100	3,412
Wells Fargo & Co.
5.900% due 06/15/2024 (e)	8,200	8,507
Wells Fargo Bank N.A.
6.600% due 01/15/2038	8,061	11,091
Welltower, Inc.
5.125% due 03/15/2043	12,400	13,772
Weyerhaeuser Co.
7.375% due 03/15/2032	17,200	23,382

		560,447

INDUSTRIALS 26.9%
21st Century Fox America, Inc.
5.400% due 10/01/2043	3,600	4,313
6.200% due 12/15/2034	2,000	2,542

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
AbbVie, Inc.
3.200% due 05/14/2026	$5,900	$5,989
4.300% due 05/14/2036	4,400	4,590
4.400% due 11/06/2042	10,709	11,214
4.450% due 05/14/2046	2,100	2,208
4.500% due 05/14/2035	11,400	12,211
4.700% due 05/14/2045	900	975
Actavis Funding SCS
3.850% due 06/15/2024	7,477	7,964
4.550% due 03/15/2035	2,700	2,882
4.750% due 03/15/2045	10,600	11,665
4.850% due 06/15/2044	3,800	4,206
Activision Blizzard, Inc.
3.400% due 09/15/2026	3,600	3,625
ADT Corp.
4.125% due 06/15/2023	8,300	8,196
Aetna, Inc.
3.200% due 06/15/2026	4,100	4,175
4.250% due 06/15/2036	3,000	3,125
Altice Financing S.A.
7.500% due 05/15/2026	2,600	2,714
American Airlines Pass-Through Trust
3.000% due 04/15/2030 (a)	5,000	5,047
3.250% due 04/15/2030 (a)	3,400	3,432
3.700% due 04/01/2028	2,283	2,389
4.000% due 01/15/2027	425	452
Amgen, Inc.
4.400% due 05/01/2045	8,700	9,199
4.563% due 06/15/2048	6,455	6,889
4.663% due 06/15/2051	10,179	10,964
Anadarko Petroleum Corp.
4.500% due 07/15/2044	7,385	6,818
6.450% due 09/15/2036	4,400	5,165
AngloGold Ashanti Holdings PLC
6.500% due 04/15/2040	8,100	8,302
AP Moeller - Maersk A/S
3.750% due 09/22/2024	600	611
Boston Scientific Corp.
7.375% due 01/15/2040	12,750	17,443
Burlington Northern Santa Fe LLC
6.530% due 07/15/2037	200	274
Canadian Natural Resources Ltd.
5.850% due 02/01/2035	2,090	2,204
CBS Corp.
4.600% due 01/15/2045	4,000	4,131
4.850% due 07/01/2042	7,354	7,731
CenterPoint Energy Resources Corp.
5.850% due 01/15/2041	4,600	5,581
Charter Communications Operating LLC
4.464% due 07/23/2022	6,200	6,703
Cheniere Corpus Christi Holdings LLC
7.000% due 06/30/2024	2,000	2,170
Colorado Interstate Gas Co. LLC
6.850% due 06/15/2037	1,300	1,423
Comcast Corp.
4.400% due 08/15/2035	9,300	10,575
6.400% due 03/01/2040	4,000	5,632
6.550% due 07/01/2039	1,150	1,636
7.050% due 03/15/2033	7,590	10,802
Continental Airlines Pass-Through Trust
4.000% due 04/29/2026	2,616	2,803
Corp. Nacional del Cobre de Chile
7.500% due 01/15/2019	200	225
Cox Communications, Inc.
3.350% due 09/15/2026	9,100	9,155
8.375% due 03/01/2039	3,118	4,050
CRH America, Inc.
3.875% due 05/18/2025	2,600	2,796
Crown Castle Towers LLC
6.113% due 01/15/2040	1,100	1,220
CSX Corp.
6.150% due 05/01/2037	800	1,047
CVS Pass-Through Trust
6.036% due 12/10/2028	117	136
7.507% due 01/10/2032	18,224	23,325

56	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Delphi Automotive PLC
4.400% due 10/01/2046	$800	$819
Deutsche Telekom International Finance BV
8.750% due 06/15/2030	10,527	16,413
Diamond Finance Corp.
4.420% due 06/15/2021	3,800	3,976
DISH DBS Corp.
5.000% due 03/15/2023	8,500	8,287
Domtar Corp.
6.750% due 02/15/2044	5,000	5,631
Ecopetrol S.A.
5.875% due 09/18/2023	5,500	5,947
Energy Transfer Partners LP
4.900% due 03/15/2035	1,200	1,113
6.625% due 10/15/2036	5,200	5,655
Enterprise Products Operating LLC
4.450% due 02/15/2043	1,000	985
4.850% due 08/15/2042	642	671
4.850% due 03/15/2044	1,250	1,307
5.750% due 03/01/2035	600	678
5.950% due 02/01/2041	1,500	1,747
6.125% due 10/15/2039	800	922
6.875% due 03/01/2033	10,000	12,260
ERAC USA Finance LLC
4.500% due 02/15/2045	1,550	1,662
FAGE International S.A.
5.625% due 08/15/2026	300	310
Fidelity National Information Services, Inc.
4.500% due 08/15/2046	600	604
Forest Laboratories LLC
4.375% due 02/01/2019	1,000	1,054
General Electric Co.
5.875% due 01/14/2038	2,749	3,701
6.750% due 03/15/2032	5,406	7,622
Georgia-Pacific LLC
7.750% due 11/15/2029	80	115
8.000% due 01/15/2024	1,750	2,325
Gerdau Trade, Inc.
5.750% due 01/30/2021	100	105
Gilead Sciences, Inc.
4.000% due 09/01/2036	3,900	3,993
4.150% due 03/01/2047	8,100	8,346
Goldcorp, Inc.
5.450% due 06/09/2044	2,300	2,495
GTL Trade Finance, Inc.
5.893% due 04/29/2024	1,245	1,233
Hess Corp.
7.300% due 08/15/2031	1,300	1,547
International Paper Co.
5.150% due 05/15/2046	4,700	5,246
Kansas City Southern
3.125% due 06/01/2026	1,100	1,120
KeySpan Corp.
5.803% due 04/01/2035	120	147
Kinder Morgan Energy Partners LP
5.500% due 03/01/2044	6,000	6,102
5.800% due 03/15/2035	4,450	4,639
6.500% due 09/01/2039	7,000	7,574
6.950% due 01/15/2038	7,470	8,521
7.300% due 08/15/2033	3,000	3,498
Kraft Heinz Foods Co.
4.375% due 06/01/2046	3,500	3,728
6.500% due 02/09/2040	9,000	12,146
7.125% due 08/01/2039	3,150	4,478
Massachusetts Institute of Technology
4.678% due 07/01/2114	2,740	3,245
Microsoft Corp.
3.450% due 08/08/2036	4,700	4,805
3.500% due 02/12/2035	9,400	9,662
Moody’s Corp.
5.250% due 07/15/2044	8,000	9,783
NBCUniversal Enterprise, Inc.
5.250% due 03/19/2021 (e)	10,000	10,700

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NBCUniversal Media LLC
6.400% due 04/30/2040	$9,500	$13,352
New York and Presbyterian Hospital
3.563% due 08/01/2036	3,500	3,693
4.063% due 08/01/2056	900	976
4.763% due 08/01/2116	3,500	3,809
Newell Brands, Inc.
3.850% due 04/01/2023	2,000	2,133
5.375% due 04/01/2036	700	825
Norwegian Air Shuttle ASA
4.875% due 11/10/2029	6,000	6,002
NVIDIA Corp.
3.200% due 09/16/2026	4,200	4,250
NXP BV
3.875% due 09/01/2022	6,100	6,405
Ooredoo International Finance Ltd.
5.000% due 10/19/2025	900	1,027
Oracle Corp.
3.850% due 07/15/2036	3,600	3,754
4.300% due 07/08/2034	2,000	2,177
4.500% due 07/08/2044	900	995
Packaging Corp. of America
3.650% due 09/15/2024	1,600	1,669
Philip Morris International, Inc.
6.375% due 05/16/2038	2,400	3,361
Post Holdings, Inc.
5.000% due 08/15/2026	2,300	2,294
Pride International, Inc.
7.875% due 08/15/2040	3,500	2,634
QUALCOMM, Inc.
4.800% due 05/20/2045	2,800	3,072
QVC, Inc.
5.950% due 03/15/2043	3,500	3,333
Regency Energy Partners LP
5.875% due 03/01/2022	300	331
Reynolds American, Inc.
7.250% due 06/15/2037	200	275
Rockies Express Pipeline LLC
6.875% due 04/15/2040	4,700	4,865
S&P Global, Inc.
2.950% due 01/22/2027	200	201
4.000% due 06/15/2025	2,300	2,498
Sabine Pass Liquefaction LLC
5.875% due 06/30/2026	2,800	3,054
SFR Group S.A.
7.375% due 05/01/2026	7,400	7,573
Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019	14,000	14,023
2.875% due 09/23/2023	700	704
3.200% due 09/23/2026	500	502
Southern Co.
4.250% due 07/01/2036	5,400	5,760
4.400% due 07/01/2046	12,400	13,471
Southern Copper Corp.
5.250% due 11/08/2042	8,000	7,620
Sovran Acquisition LP
3.500% due 07/01/2026	1,400	1,433
Spectra Energy Partners LP
4.500% due 03/15/2045	2,900	2,925
Spirit AeroSystems, Inc.
3.850% due 06/15/2026	400	416
Statoil ASA
4.250% due 11/23/2041	2,500	2,678
Suncor Energy, Inc.
6.500% due 06/15/2038	800	1,053
Telefonica Emisiones S.A.U.
7.045% due 06/20/2036	7,100	9,358
Tennessee Gas Pipeline Co. LLC
7.000% due 10/15/2028	3,000	3,605
7.625% due 04/01/2037	4,720	5,671
8.375% due 06/15/2032	3,600	4,505
Teva Pharmaceutical Finance Co. LLC
6.150% due 02/01/2036	49	62

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Texas Eastern Transmission LP
7.000% due 07/15/2032	$3,250	$4,075
Thermo Fisher Scientific, Inc.
2.950% due 09/19/2026	600	599
Time Warner Cable LLC
5.875% due 11/15/2040	1,000	1,116
6.550% due 05/01/2037	14,450	17,216
6.750% due 06/15/2039	2,700	3,301
7.300% due 07/01/2038	1,225	1,575
Time Warner, Inc.
5.350% due 12/15/2043	991	1,186
6.100% due 07/15/2040	7,780	9,831
6.500% due 11/15/2036	1,462	1,899
7.700% due 05/01/2032	70	100
Topaz Solar Farms LLC
4.875% due 09/30/2039	5,624	5,965
TTX Co.
4.200% due 07/01/2046	3,000	3,217
U.S. Airways Pass-Through Trust
3.950% due 05/15/2027	5,752	6,105
4.625% due 12/03/2026	5,335	5,822
5.900% due 04/01/2026	3,198	3,681
United Airlines Pass-Through Trust
2.875% due 04/07/2030	600	605
3.100% due 04/07/2030	600	607
4.000% due 10/11/2027	1,885	2,025
4.300% due 02/15/2027	13,081	14,275
UnitedHealth Group, Inc.
4.625% due 07/15/2035	8,900	10,376
4.750% due 07/15/2045	5,700	6,870
Vale Overseas Ltd.
6.875% due 11/10/2039	1,400	1,362
Viacom, Inc.
4.375% due 03/15/2043	3,598	3,329
5.850% due 09/01/2043	8,100	9,189
WestJet Airlines Ltd.
3.500% due 06/16/2021	2,300	2,360
Whirlpool Corp.
4.500% due 06/01/2046	1,100	1,195
Woodside Finance Ltd.
3.700% due 09/15/2026	7,000	7,056

		753,122

UTILITIES 12.2%
AEP Texas Central Co.
6.650% due 02/15/2033	1,800	2,320
Allegheny Energy Supply Co. LLC
6.750% due 10/15/2039	11,500	8,964
American Water Capital Corp.
4.300% due 12/01/2042	2,600	2,979
AT&T, Inc.
4.500% due 05/15/2035	700	739
4.500% due 03/09/2048	65	66
4.550% due 03/09/2049	30,507	30,840
5.350% due 09/01/2040	2,932	3,303
Berkshire Hathaway Energy Co.
6.125% due 04/01/2036	2,305	3,077
6.500% due 09/15/2037	5,300	7,326
BG Energy Capital PLC
5.125% due 10/15/2041	6,100	6,957
BP Capital Markets PLC
3.017% due 01/16/2027	2,300	2,337
British Telecommunications PLC
9.375% due 12/15/2030	730	1,185
Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019	5,900	6,239
Cleco Corporate Holdings LLC
3.743% due 05/01/2026	1,700	1,774
4.973% due 05/01/2046	1,000	1,098
Consolidated Edison Co. of New York, Inc.
3.850% due 06/15/2046	8,000	8,423
6.750% due 04/01/2038	9,190	13,280

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	57

Schedule of Investments PIMCO Long Duration Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Duke Energy Carolinas LLC
3.750% due 06/01/2045	$2,000	$2,097
Duke Energy Florida LLC
3.850% due 11/15/2042	4,600	4,824
6.350% due 09/15/2037	200	282
Duke Energy Ohio, Inc.
5.400% due 06/15/2033	110	126
Duke Energy Progress LLC
6.300% due 04/01/2038	800	1,118
E.ON International Finance BV
6.650% due 04/30/2038	1,000	1,265
Electricite de France S.A.
5.250% due 10/13/2055	1,071	1,117
Emera U.S. Finance LP
3.550% due 06/15/2026	1,600	1,663
4.750% due 06/15/2046	7,900	8,525
Exelon Corp.
4.450% due 04/15/2046	1,425	1,541
FirstEnergy Corp.
7.375% due 11/15/2031	8,950	11,666
Florida Power & Light Co.
4.050% due 10/01/2044	1,805	2,031
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022	6,800	6,860
Indiana Michigan Power Co.
6.050% due 03/15/2037	800	1,015
Koninklijke KPN NV
8.375% due 10/01/2030	3,000	4,207
Niagara Mohawk Power Corp.
4.119% due 11/28/2042	3,500	3,675
Ohio Power Co.
5.850% due 10/01/2035	100	125
6.600% due 02/15/2033	30	39
6.600% due 03/01/2033	65	85
Pacific Gas & Electric Co.
6.350% due 02/15/2038	13,200	18,243
PacifiCorp
5.750% due 04/01/2037	60	79
6.000% due 01/15/2039	2,040	2,790
6.100% due 08/01/2036	60	81
Petrobras Global Finance BV
5.375% due 01/27/2021	2,800	2,779
6.875% due 01/20/2040	6,900	6,064
7.875% due 03/15/2019	3,006	3,262
8.375% due 05/23/2021	3,100	3,404
Petroleos Mexicanos
5.625% due 01/23/2046	8,800	7,729
6.500% due 06/02/2041	15,000	14,663
6.625% due 06/15/2035	520	532
6.625% due 06/15/2038	3,600	3,582
Plains All American Pipeline LP
2.850% due 01/31/2023	12,400	11,797
Progress Energy, Inc.
7.750% due 03/01/2031	3,500	4,953
PSEG Power LLC
8.625% due 04/15/2031	600	787
Public Service Electric & Gas Co.
4.000% due 06/01/2044	5,700	6,355
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027	850	999
SES S.A.
3.600% due 04/04/2023	4,600	4,709
5.300% due 04/04/2043	3,800	3,616
Shell International Finance BV
3.750% due 09/12/2046	6,100	6,061
4.375% due 05/11/2045	4,500	4,873
Sierra Pacific Power Co.
6.750% due 07/01/2037	3,600	5,053
Southern California Edison Co.
6.000% due 01/15/2034	3,600	4,756
Southwestern Electric Power Co.
6.200% due 03/15/2040	2,100	2,714

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Verizon Communications, Inc.
4.522% due 09/15/2048	$39,586	$42,149
4.862% due 08/21/2046	7,200	8,118
5.012% due 08/21/2054	8,419	9,364
5.850% due 09/15/2035	3,062	3,796
Wisconsin Electric Power Co.
4.300% due 12/15/2045	3,600	4,165

		340,641

Total Corporate Bonds & Notes (Cost $1,526,796)		1,654,210

MUNICIPAL BONDS & NOTES 4.3%

CALIFORNIA 1.1%
California State Public Works Board Revenue Bonds, (BABs), Series 2010
7.804% due 03/01/2035	6,800	9,696
Calleguas-Las Virgenes Public Financing Authority, California Revenue Bonds, (BABs), Series 2010
5.944% due 07/01/2040	1,200	1,581
Napa Valley Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.507% due 08/01/2043	900	1,306
Riverside, California Electric Revenue Bonds, (BABs), Series 2010
7.605% due 10/01/2040	1,400	2,099
University of California Revenue Bonds, Series 2012
4.858% due 05/15/2112	14,500	15,953

		30,635

COLORADO 0.0%
Colorado State Certificates of Participation Bonds, (BABs), Series 2009
6.650% due 09/15/2045	1,000	1,353

GEORGIA 0.7%
Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.637% due 04/01/2057	5,325	7,194
6.655% due 04/01/2057	8,500	11,437

		18,631

ILLINOIS 0.5%
Chicago Transit Authority, Illinois Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	10,900	13,437
Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040	500	667

		14,104

KANSAS 0.1%
Kansas Development Finance Authority Revenue Bonds, Series 2015
4.927% due 04/15/2045	2,600	2,967

MISSISSIPPI 0.1%
Mississippi Development Bank Revenue Bonds, (BABs), Series 2010
6.413% due 01/01/2040	3,100	4,162

OHIO 0.6%
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
7.834% due 02/15/2041	6,480	9,985
Ohio State University Revenue Bonds, Series 2011
4.800% due 06/01/2111	4,935	5,517

		15,502

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TEXAS 0.9%
Dallas Convention Center Hotel Development Corp., Texas Revenue Bonds, (BABs), Series 2009
7.088% due 01/01/2042	$5,450	$7,736
JPMorgan Chase Putters/Drivers Trust, Texas Revenue Bonds, Series 2008
9.320% due 10/01/2037 (f)	2,400	3,103
Tender Option Bond Trust Receipts/Certificates, Texas General Obligation Bonds, (PSF Insured), Series 2008
9.200% due 02/15/2037 (f)	1,300	1,610
Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	13,100	13,794

		26,243

WEST VIRGINIA 0.3%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	7,915	7,617

Total Municipal Bonds & Notes (Cost $99,342)		121,214

U.S. GOVERNMENT AGENCIES 22.9%
Fannie Mae
0.000% due 03/23/2028 - 05/15/2030 (c)	43,912	31,089
0.585% due 07/25/2037	33	32
0.655% due 03/25/2036	10	9
0.725% due 10/27/2037	483	482
0.925% due 09/25/2032	10	10
1.689% due 06/01/2043	181	184
2.210% due 12/01/2034	624	652
2.238% due 06/01/2035	1,103	1,158
2.327% due 10/01/2035	567	599
2.330% due 04/01/2035	626	661
2.425% due 06/01/2035	980	1,025
2.473% due 12/01/2033	36	38
2.630% due 09/01/2035	53	56
2.655% due 11/01/2035	12	13
2.742% due 05/25/2035	897	945
2.808% due 11/01/2034	1,199	1,268
2.988% due 08/01/2035	85	90
3.314% due 09/25/2020	20,000	21,327
4.000% due 02/25/2019	14	14
5.000% due 08/25/2033	58	68
5.500% due 04/25/2033 - 09/25/2035	4,131	5,096
5.625% due 07/15/2037	31,070	46,126
5.900% due 07/25/2042	12	14
6.000% due 07/25/2031 - 03/25/2036	926	1,148
6.080% due 09/01/2028	1,800	2,511
6.642% due 05/25/2032	4	4
Fannie Mae, TBA
3.500% due 10/01/2046 - 11/01/2046	38,000	40,074
4.000% due 10/01/2046 - 11/01/2046	65,000	69,781
Federal Farm Credit Bank
5.125% due 07/09/2029	500	648
5.750% due 12/07/2028	20	27
Freddie Mac
0.000% due 03/15/2031 (c)	13,400	9,206
0.674% due 08/15/2019 - 10/15/2020	86	86
0.754% due 02/15/2019	30	30
0.924% due 01/15/2033	6	6
1.024% due 09/15/2030	3	3
1.689% due 10/25/2044 - 02/25/2045	57	58
2.581% due 10/01/2035	60	63
2.850% due 04/01/2035	90	95
2.976% due 06/01/2035	43	45
4.000% due 06/15/2041	13,380	15,418

58	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 03/01/2038 - 12/01/2038	$1,378	$1,537
5.500% due 02/15/2024	80	90
6.000% due 06/15/2035 - 10/01/2037	519	631
6.500% due 10/25/2043	89	107
6.750% due 03/15/2031 (k)(m)	10,100	15,644
Ginnie Mae
2.125% due 05/20/2030	83	86
Israel Government AID Bond
0.000% due 03/15/2022 - 11/01/2024 (c)	25,708	22,196
5.500% due 09/18/2023 - 09/18/2033	36,802	48,672
Residual Funding Corp. STRIPS
0.000% due 01/15/2030 - 04/15/2030 (c)	330,502	238,635
Resolution Funding Corp. STRIPS
0.000% due 07/15/2026 - 07/15/2029 (c)	31,474	24,058
Small Business Administration
5.290% due 12/01/2027	562	618
5.510% due 11/01/2027	151	168
Tennessee Valley Authority
4.625% due 09/15/2060	12,300	15,690
4.875% due 01/15/2048	2,250	2,884
5.375% due 04/01/2056	783	1,114
5.880% due 04/01/2036	12,500	18,206

Total U.S. Government Agencies (Cost $544,468)		640,495

U.S. TREASURY OBLIGATIONS 38.5%
U.S. Treasury Bonds
2.250% due 08/15/2046 (i)	1,200	1,182
2.500% due 02/15/2045 (i)	54,100	56,097
2.500% due 05/15/2046 (i)	6,371	6,616
2.750% due 08/15/2042 (i)(m)	57,850	63,237
2.750% due 11/15/2042 (i)(m)	85,250	93,102
2.875% due 08/15/2045 (i)	100,500	112,315
3.000% due 11/15/2044 (i)(k)	76,600	87,638
3.125% due 02/15/2042 (i)	5,800	6,775
3.125% due 02/15/2043 (i)(k)	44,886	52,464
3.375% due 05/15/2044 (i)(k)(m)	2,600	3,182
3.625% due 08/15/2043 (i)(k)(m)	41,400	52,866
3.750% due 11/15/2043 (i)	58,300	76,110
4.250% due 11/15/2040 (i)	8,200	11,320
4.375% due 05/15/2041 (i)	5,500	7,746
4.625% due 02/15/2040 (i)(k)(m)	14,900	21,552
U.S. Treasury Inflation Protected Securities (d)
0.375% due 07/15/2023 (i)	97,971	101,693
0.625% due 01/15/2026 (i)(k)(m)	18,028	18,996
0.750% due 02/15/2045 (i)	14,321	14,864
1.375% due 02/15/2044 (i)	10,429	12,450
2.500% due 01/15/2029 (i)(m)	10,110	12,873
U.S. Treasury Notes
1.375% due 01/31/2021 (i)(k)(m)	52,400	52,982
1.500% due 08/15/2026 (i)	7,092	7,028
1.750% due 01/31/2023 (i)	63,200	64,712
2.000% due 08/31/2021 (i)(k)	14,100	14,648
2.250% due 07/31/2021 (i)(k)(m)	10,700	11,241
U.S. Treasury STRIPS (c)
0.000% due 05/15/2033 (i)	8,800	6,193
0.000% due 11/15/2033 (i)	18,800	13,032
0.000% due 05/15/2034 (i)	10,700	7,299
0.000% due 02/15/2037	9,100	5,737
0.000% due 08/15/2037	8,900	5,505
0.000% due 08/15/2039 (i)	13,100	7,809
0.000% due 05/15/2040 (i)	19,850	11,511
0.000% due 08/15/2040 (i)	43,500	25,047
0.000% due 05/15/2042	1,300	712
0.000% due 08/15/2042 (i)	17,880	9,716
0.000% due 11/15/2042 (i)	22,800	12,287
0.000% due 05/15/2043	3,400	1,804
0.000% due 08/15/2043	400	212
0.000% due 02/15/2044	6,100	3,143
0.000% due 11/15/2044	4,100	2,089

Total U.S. Treasury Obligations (Cost $999,309)		1,075,785

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 6.4%
1345 Avenue of the Americas & Park Avenue Plaza Trust
5.278% due 08/10/2035	$6,000	$7,042
American Home Mortgage Assets Trust
1.427% due 11/25/2046	2,211	1,178
American Home Mortgage Investment Trust
3.245% due 02/25/2045	21	21
BAMLL Commercial Mortgage Securities Trust
4.325% due 08/15/2046	13,300	15,406
Banc of America Funding Trust
2.925% due 02/20/2036	919	904
2.997% due 05/25/2035	24	24
3.002% due 01/20/2047 ^	70	59
Banc of America Mortgage Trust
6.500% due 09/25/2033	1	2
Banc of America Re-REMIC Trust
5.815% due 02/24/2051	3,610	3,633
5.876% due 12/24/2049	4,786	4,845
Barclays Commercial Mortgage Securities Trust
4.197% due 08/10/2035	2,500	2,841
5.122% due 08/10/2035	8,700	9,299
Bear Stearns Adjustable Rate Mortgage Trust
2.460% due 08/25/2035	317	316
2.751% due 11/25/2030	70	67
2.830% due 10/25/2035	165	160
2.920% due 03/25/2035	1,126	1,133
3.040% due 10/25/2035	29	29
3.125% due 05/25/2034	1	1
3.125% due 11/25/2034	56	54
3.128% due 03/25/2035	123	124
3.156% due 02/25/2034	23	22
3.165% due 05/25/2047 ^	2,309	2,098
Bear Stearns ALT-A Trust
3.072% due 11/25/2036	322	244
3.086% due 11/25/2036 ^	218	161
3.142% due 09/25/2035	7,413	6,419
Chase Mortgage Finance Trust
2.793% due 03/25/2037 ^	730	672
5.500% due 11/25/2035	5,000	4,800
Citigroup Mortgage Loan Trust, Inc.
0.595% due 01/25/2037	74	57
1.324% due 08/25/2035 ^	400	309
2.430% due 09/25/2035	217	223
2.760% due 09/25/2035	162	162
2.930% due 10/25/2035	110	109
COBALT Commercial Mortgage Trust
5.484% due 04/15/2047	439	443
Core Industrial Trust
3.494% due 02/10/2037	4,250	4,347
Countrywide Alternative Loan Trust
0.715% due 09/25/2046 ^	1,826	1,412
0.727% due 12/20/2046 ^	1,248	917
0.742% due 03/20/2046	296	221
0.805% due 02/25/2037	133	110
5.500% due 03/25/2036 ^	143	107
6.250% due 08/25/2037 ^	212	188
Countrywide Home Loan Mortgage Pass-Through Trust
0.755% due 05/25/2035	136	113
1.165% due 03/25/2035	398	305
2.602% due 02/20/2036 ^	231	205
2.725% due 11/25/2034	171	163
2.852% due 02/20/2035	59	59
2.929% due 11/20/2034	32	30
3.043% due 04/20/2035	33	33
3.129% due 08/25/2034 ^	134	116
3.175% due 08/25/2034 ^	47	40
3.309% due 02/20/2036 ^	166	146
5.250% due 05/25/2035	273	243
Countrywide Home Loan Reperforming REMIC Trust
0.945% due 07/25/2036	6,687	6,082
Credit Suisse First Boston Mortgage Securities Corp.
2.678% due 07/25/2033	39	39
2.969% due 08/25/2033	20	20
DBUBS Mortgage Trust
1.869% due 07/12/2044	4,963	4,955

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
DLJ Mortgage Acceptance Corp.
4.623% due 11/25/2023	$9	$9
Downey Savings & Loan Association Mortgage Loan Trust
0.791% due 08/19/2045	214	184
First Horizon Mortgage Pass-Through Trust
2.860% due 12/25/2034	12	12
2.980% due 08/25/2035	45	40
Greenwich Capital Commercial Funding Corp. Trust
5.444% due 03/10/2039	2,914	2,918
GS Mortgage Securities Trust
2.777% due 10/10/2049	2,720	2,807
3.601% due 10/10/2049	5,225	5,156
GSMPS Mortgage Loan Trust
0.875% due 01/25/2036	817	689
GSR Mortgage Loan Trust
2.917% due 09/25/2035	121	124
3.085% due 11/25/2035	22	21
HarborView Mortgage Loan Trust
0.711% due 07/19/2046 ^	3,133	1,817
0.721% due 01/19/2038	814	705
0.771% due 03/19/2036	297	219
3.257% due 07/19/2035 ^	174	157
IndyMac Mortgage Loan Trust
0.725% due 06/25/2046	1,081	819
2.861% due 12/25/2034	37	35
3.041% due 04/25/2037	221	182
3.104% due 04/25/2037 ^	445	333
JPMorgan Chase Commercial Mortgage Securities Corp.
1.977% due 01/15/2033	2,700	2,702
JPMorgan Chase Commercial Mortgage Securities Trust
4.106% due 07/15/2046	11,253	11,699
5.429% due 12/12/2043	1	1
JPMorgan Mortgage Trust
2.947% due 07/25/2035	4,886	4,898
3.089% due 02/25/2035	11	11
LB-UBS Commercial Mortgage Trust
5.866% due 09/15/2045	2,307	2,390
MASTR Adjustable Rate Mortgages Trust
0.735% due 04/25/2046	957	692
3.044% due 11/21/2034	239	245
MASTR Alternative Loan Trust
5.500% due 01/25/2025	122	122
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
1.224% due 11/15/2031	84	79
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.964% due 12/15/2030	99	95
Merrill Lynch Mortgage Investors Trust
0.735% due 02/25/2036	461	422
0.775% due 11/25/2035	9	8
1.523% due 10/25/2035	15	14
2.228% due 10/25/2035	98	95
2.762% due 05/25/2033	28	27
2.806% due 02/25/2034	19	19
3.239% due 07/25/2034	228	228
3.368% due 05/25/2033	12	12
Merrill Lynch/Countrywide Commercial Mortgage Trust
6.069% due 08/12/2049	3,599	3,678
Morgan Stanley Bank of America Merrill Lynch Trust
2.729% due 09/15/2049	3,100	3,189
Prime Mortgage Trust
0.925% due 02/25/2034	5	5
Residential Accredit Loans, Inc. Trust
0.735% due 04/25/2046	274	126
6.000% due 06/25/2036	98	83
Residential Asset Securitization Trust
0.925% due 01/25/2046 ^	303	145
SFAVE Commercial Mortgage Securities Trust
3.872% due 01/05/2043	13,400	13,990
Structured Adjustable Rate Mortgage Loan Trust
0.745% due 05/25/2037	349	292
1.889% due 01/25/2035	122	96

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	59

Schedule of Investments PIMCO Long Duration Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.863% due 12/25/2034	$351	$346
3.041% due 08/25/2035	40	38
Structured Asset Mortgage Investments Trust
0.735% due 04/25/2036	1,536	1,241
0.745% due 05/25/2036	340	264
0.781% due 07/19/2035	74	70
0.805% due 02/25/2036 ^	709	586
0.835% due 12/25/2035 ^	13	9
1.191% due 10/19/2034	40	39
Structured Asset Securities Corp.
2.947% due 12/25/2033	38	38
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.684% due 02/25/2032	21	20
2.711% due 01/25/2032	16	16
WaMu Mortgage Pass-Through Certificates Trust
0.795% due 07/25/2045	7,351	7,002
0.795% due 12/25/2045	119	113
0.815% due 10/25/2045	1,577	1,503
0.835% due 01/25/2045	80	77
0.895% due 05/25/2034	781	667
1.207% due 02/25/2047 ^	931	729
1.207% due 03/25/2047 ^	522	399
1.237% due 01/25/2047	3	3
1.267% due 04/25/2047	2,000	1,790
1.507% due 08/25/2046	2,975	2,562
1.864% due 08/25/2042	3	3
2.191% due 05/25/2046	51	45
2.193% due 09/25/2046	31	29
2.193% due 10/25/2046	9	8
2.193% due 11/25/2046	100	90
2.251% due 12/25/2036 ^	488	424
2.544% due 02/25/2037 ^	707	638
2.771% due 03/25/2034	281	282
Washington Mutual Mortgage Loan Trust
1.685% due 05/25/2041	4	4
Washington Mutual Mortgage Pass-Through Certificates Trust
1.477% due 05/25/2046	772	597
Wells Fargo Commercial Mortgage Trust
4.393% due 11/15/2043	13,100	14,308
Wells Fargo Mortgage-Backed Securities Trust
2.859% due 01/25/2035	26	27
2.894% due 03/25/2036	1,016	1,003
3.015% due 09/25/2034	113	116

Total Non-Agency Mortgage-Backed Securities (Cost $168,857)		179,384

ASSET-BACKED SECURITIES 1.0%
Aircraft Certificate Owner Trust
7.001% due 09/20/2022	3,673	3,898
Amortizing Residential Collateral Trust
1.105% due 07/25/2032	1	1
Bear Stearns Asset-Backed Securities Trust
3.024% due 07/25/2036	124	118
3.239% due 10/25/2036	45	43
Centex Home Equity Loan Trust
5.180% due 06/25/2032	29	29
Citigroup Mortgage Loan Trust, Inc.
0.585% due 07/25/2045	14	11
Countrywide Asset-Backed Certificates
0.765% due 12/25/2031 ^	9	7
Credit-Based Asset Servicing and Securitization LLC
0.595% due 01/25/2037 ^	36	14
0.644% due 07/25/2037	32	20
1.424% due 07/25/2035	94	87
4.350% due 04/25/2037	957	929
Equity One Mortgage Pass-Through Trust
5.699% due 07/25/2034	925	918

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
First NLC Trust
0.595% due 08/25/2037		$23	$13
Galaxy CLO Ltd.
2.118% due 11/16/2025		1,300	1,300
GE-WMC Mortgage Securities Trust
0.565% due 08/25/2036		1	1
GSAMP Trust
0.595% due 12/25/2036		8	5
Lehman ABS Mortgage Loan Trust
0.615% due 06/25/2037		22	13
Long Beach Mortgage Loan Trust
1.085% due 10/25/2034		5	4
MASTR Specialized Loan Trust
0.785% due 02/25/2036		8,333	7,407
MESA Trust
1.325% due 12/25/2031		42	40
New Century Home Equity Loan Trust
1.265% due 08/25/2034		17	15
1.605% due 01/25/2034		337	318
4.652% due 08/25/2035		293	305
Residential Asset Securities Corp. Trust
5.510% due 04/25/2033		674	707
Securitized Asset-Backed Receivables LLC Trust
0.655% due 05/25/2037 ^		64	50
SLM Student Loan Trust
2.215% due 04/25/2023		12,491	12,531
Soundview Home Loan Trust
0.605% due 06/25/2037		15	10
Sunset Mortgage Loan Co. LLC
4.459% due 09/18/2045		433	434

Total Asset-Backed Securities (Cost $28,542)			29,228

SOVEREIGN ISSUES 3.7%
Banco Nacional de Desenvolvimento Economico e Social
6.500% due 06/10/2019		2,100	2,273
Brazil Government International Bond
5.625% due 02/21/2047		10,900	10,737
Colombia Government International Bond
6.125% due 01/18/2041		8,700	10,592
7.375% due 09/18/2037		720	972
Development Bank of Japan, Inc.
1.625% due 09/01/2021		10,400	10,386
Export-Import Bank of India
3.375% due 08/05/2026 (i)		11,600	11,793
Kazakhstan Government International Bond
6.500% due 07/21/2045		3,400	4,252
Mexico Government International Bond
4.600% due 01/23/2046		3,490	3,564
5.550% due 01/21/2045		350	407
5.750% due 10/12/2110		10,400	11,050
6.050% due 01/11/2040		4,785	5,868
Qatar Government International Bond
6.400% due 01/20/2040		10,700	14,819
Spain Government International Bond
5.150% due 10/31/2044	EUR	8,800	16,783

Total Sovereign Issues (Cost $93,066)			103,496

		SHARES
COMMON STOCKS 0.0%

FINANCIALS 0.0%
American International Group, Inc.		3,712	220

Total Common Stocks (Cost $108)			220

	SHARES	MARKET VALUE (000S)
CONVERTIBLE PREFERRED SECURITIES 0.7%

BANKING & FINANCE 0.7%
Wells Fargo & Co.
7.500% (e)	15,300	$19,894

Total Convertible Preferred Securities (Cost $15,982)		19,894

PREFERRED SECURITIES 0.2%

INDUSTRIALS 0.0%
Entergy Louisiana LLC
4.700% due 06/01/2063	20,000	515

UTILITIES 0.2%
Entergy Texas, Inc.
5.625% due 06/01/2064	156,000	4,360
SCE Trust
5.750% due 03/15/2024 (e)	43,000	1,322

		5,682

Total Preferred Securities (Cost $5,375)		6,197

SHORT-TERM INSTRUMENTS 0.5%

REPURCHASE AGREEMENTS (h) 0.4%
		10,472

	PRINCIPAL AMOUNT (000S)
U.S. TREASURY BILLS 0.1%
0.481% due 03/09/2017 (b)(c)(m)	$1,535	1,532

Total Short-Term Instruments (Cost $12,004)		12,004

Total Investments in Securities (Cost $3,499,663)		3,847,845

	SHARES
INVESTMENTS IN AFFILIATES 1.9%

SHORT-TERM INSTRUMENTS 1.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.9%
PIMCO Short-Term Floating NAV Portfolio III	5,482,096	54,196

Total Short-Term Instruments (Cost $54,196)		54,196

Total Investments in Affiliates (Cost $54,196)		54,196

Total Investments 139.5% (Cost $3,553,859)		$3,902,041

Financial Derivative Instruments (j)(l) 0.0% (Cost or Premiums, net $(1,375))		(825)

Other Assets and Liabilities, net (39.5)%		(1,104,973)

Net Assets 100.0%		$2,796,243

60	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Represents an investment in a tender option bond residual interest certificate purchased in a secondary market transaction. The interest rate shown bears an inverse relationship to the interest rate on a tender option bond floating rate certificate. The interest rate disclosed reflects the rate in effect on September 30, 2016.

(g)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Rise Ltd.	4.750%	01/31/2021	02/11/2014	$ 5,814	$5,718	0.20%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	09/30/2016	10/03/2016	$10,472	U.S. Treasury Notes 2.125% due 08/15/2021 (2)	$(10,683)	$10,472	$10,472

Total Repurchase Agreements						$(10,683)	$10,472	$10,472

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (3)	Borrowing Date	Maturity Date	Amount Borrowed (3)	Payable for Reverse Repurchase Agreements
BOM	0.620%	08/11/2016	10/11/2016	$(1,564)	$(1,566)
BOS	0.720	09/08/2016	10/11/2016	(64,584)	(64,616)
	0.750	09/28/2016	10/17/2016	(1,194)	(1,194)
	0.900	09/16/2016	10/07/2016	(9,292)	(9,296)
BPS	0.730	09/28/2016	12/22/2016	(99,342)	(99,352)
BSN	0.600	08/03/2016	10/05/2016	(221)	(222)
	0.600	08/05/2016	10/05/2016	(56,050)	(56,105)
	0.600	09/20/2016	10/05/2016	(1,264)	(1,265)
	0.600	09/20/2016	10/25/2016	(4,777)	(4,778)
	0.600	09/20/2016	10/28/2016	(843)	(843)
	0.600	09/20/2016	10/31/2016	(6,202)	(6,204)
DEU	0.650	09/20/2016	10/20/2016	(4,105)	(4,106)
GRE	0.600	07/14/2016	10/14/2016	(26,758)	(26,794)
	0.640	08/26/2016	10/11/2016	(12,461)	(12,469)
	0.650	08/12/2016	10/12/2016	(10,135)	(10,144)
	0.650	08/24/2016	10/24/2016	(19,354)	(19,368)
	0.650	08/25/2016	10/25/2016	(1,025)	(1,026)
	0.660	09/08/2016	10/07/2016	(19,107)	(19,116)
	0.690	09/12/2016	10/11/2016	(547)	(548)
IND	0.550	07/08/2016	10/11/2016	(14,881)	(14,900)
	0.580	07/13/2016	10/13/2016	(103,139)	(103,276)
	0.580	07/18/2016	10/18/2016	(50,100)	(50,162)
JML	(0.450)	09/21/2016	09/21/2017	(2,619)	(2,618)
JPS	0.750	09/20/2016	10/17/2016	(3,043)	(3,044)
RDR	0.600	07/19/2016	10/19/2016	(92,380)	(92,497)
SCX	0.600	07/13/2016	10/13/2016	(26,299)	(26,335)
	0.600	08/12/2016	10/13/2016	(41,243)	(41,278)
	0.610	07/11/2016	10/11/2016	(32,481)	(32,528)
	0.610	07/12/2016	10/12/2016	(7,857)	(7,868)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	61

Schedule of Investments PIMCO Long Duration Total Return Fund (Cont.)

Counterparty	Borrowing Rate (3)	Borrowing Date	Maturity Date	Amount Borrowed (3)	Payable for Reverse Repurchase Agreements
	0.610%	07/22/2016	10/21/2016	$(41,281)	$(41,332)
	0.610	07/27/2016	10/27/2016	(10,980)	(10,992)
	0.610	08/02/2016	10/03/2016	(8,852)	(8,861)
	0.610	08/04/2016	10/05/2016	(5,281)	(5,287)
	0.620	07/07/2016	10/05/2016	(66,304)	(66,404)
	0.630	08/15/2016	10/17/2016	(110,575)	(110,670)
	0.770	09/16/2016	10/17/2016	(3,438)	(3,439)
SGY	(0.100)	09/28/2016	10/05/2016	(5,075)	(5,074)
	(0.080)	09/30/2016	10/06/2016	(1,960)	(1,960)

Total Reverse Repurchase Agreements					$(967,537)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate (3)	Borrowing Date	Maturity Date	Amount Borrowed (3)	Payable for Sale-Buyback Transactions (4)
GSC	0.960%	09/20/2016	10/20/2016	$(3,930)	$(3,932)
	0.960	09/23/2016	10/24/2016	(7,591)	(7,592)
	0.970	09/23/2016	10/24/2016	(6,003)	(6,005)
	1.050	09/23/2016	10/17/2016	(15,670)	(15,675)
TDM	0.650	09/02/2016	10/06/2016	(15,748)	(15,757)

Total Sale-Buyback Transactions					$(48,961)

(3)	The average amount of borrowings outstanding during the period ended September 30, 2016 was $(645,442) at a weighted average interest rate of 0.559%.
(4)	Payable for sale-buyback transactions includes $(17) of deferred price drop.

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae, TBA	6.000%	10/01/2046	$5,000	$(5,723)	$(5,735)

Total Short Sales				$(5,723)	$(5,735)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2016:

(i)	Securities with an aggregate market value of $1,003,361 and cash of $6,129 have been pledged as collateral under the terms of the following master agreements as of September 30, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure (5)
Global/Master Repurchase Agreement
BOM	$0	$(1,566)	$0	$(1,566)	$1,529	$(37)
BOS	0	(75,106)	0	(75,106)	75,160	54
BPS	0	(99,352)	0	(99,352)	98,347	(1,005)
BSN	0	(69,417)	0	(69,417)	68,567	(850)
DEU	0	(4,106)	0	(4,106)	4,162	56
GRE	0	(89,465)	0	(89,465)	88,206	(1,259)
IND	0	(168,338)	0	(168,338)	166,257	(2,081)
JML	0	(2,618)	0	(2,618)	2,643	25
JPS	0	(3,044)	0	(3,044)	3,094	50
RDR	0	(92,497)	0	(92,497)	91,590	(907)
SCX	0	(354,994)	0	(354,994)	351,680	(3,314)
SGY	0	(7,034)	0	(7,034)	6,677	(357)
SSB	10,472	0	0	10,472	(10,683)	(211)

Master Securities Forward Transaction Agreement
GSC	0	0	(33,204)	(33,204)	33,258	54
TDM	0	0	(15,757)	(15,757)	15,886	129

Total Borrowings and Other Financing Transactions	$10,472	$(967,537)	$(48,961)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

62	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$0	$0	$(2,618)	$(2,618)
U.S. Treasury Obligations	0	(859,363)	(105,556)	0	(964,919)

Total	$0	$(859,363)	$(105,556)	$(2,618)	$(967,537)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(48,961)	0	0	(48,961)

Total	$0	$(48,961)	$0	$0	$(48,961)

Total Borrowings	$0	$(908,324)	$(105,556)	$(2,618)	$(1,016,498)

Gross amount of recognized liabilities for reverse repurchase agreements and sale-buyback financing transactions					$(1,016,498)

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note December Futures	Short	12/2016	746	$34	$35	$(1)
U.S. Treasury 30-Year Bond December Futures	Short	12/2016	150	396	220	0
U.S. Treasury Ultra Long-Term Bond December Futures	Long	12/2016	749	(1,655)	0	(1,510)

Total Futures Contracts				$(1,225)	$255	$(1,511)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed (Pay) Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized (Depreciation)	Variation Margin
						Asset	Liability
CDX.IG-27 5-Year Index	(1.000)%	12/20/2021	$228,600	$(2,920)	$(712)	$0	$(385)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount			Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
									Asset	Liability
Receive	3-Month USD-LIBOR *	1.500%	12/21/2021	$		24,100	$(323)	$38	$46	$0
Receive	3-Month USD-LIBOR	2.350	10/02/2025			14,800	(1,311)	(1,215)	66	0
Receive	3-Month USD-LIBOR	2.250	06/15/2026			9,900	(772)	(322)	50	0
Receive	3-Month USD-LIBOR	1.564	06/28/2026			6,500	(77)	(35)	32	0
Receive	3-Month USD-LIBOR	1.555	06/30/2026			59,800	(667)	(278)	295	0
Receive	3-Month USD-LIBOR	1.515	06/30/2026			56,500	(414)	(50)	279	0
Receive	3-Month USD-LIBOR	1.500	06/30/2026			25,900	(152)	(1)	128	0
Receive	3-Month USD-LIBOR *	1.750	12/21/2026			345,680	(8,452)	626	1,869	0
Receive	3-Month USD-LIBOR	2.500	06/15/2046			43,700	(7,465)	(4,260)	790	0
Pay	28-Day MXN-TIIE	8.300	02/07/2019		MXN	211,800	619	(1,573)	0	(26)
Pay	28-Day MXN-TIIE	5.750	06/05/2023			28,000	(38)	(78)	0	(3)

							$(19,052)	$(7,148)	$3,555	$(29)

Total Swap Agreements							$(21,972)	$(7,860)	$3,555	$(414)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	63

Schedule of Investments PIMCO Long Duration Total Return Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2016:

(k)	Securities with an aggregate market value of $32,540 and cash of $4,053 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$255	$3,555	$3,810	$0	$(1,511)	$(414)	$(1,925)

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
DUB	10/2016		$31,174	MXN	569,455	$0	$(1,860)
FBF	10/2016	RUB	28,288		$442	0	(8)
	12/2016		$436	RUB	28,288	7	0
GLM	10/2016	CAD	1,078		$822	0	0
	10/2016		$42,807	EUR	38,186	90	0
	10/2016		123	MXN	2,259	0	(7)
	11/2016	EUR	38,186		$42,859	0	(95)
JPM	10/2016	MXN	2,858		144	0	(3)
	11/2016		$1,408	GBP	1,085	0	(1)
	11/2016		3,020	JPY	307,500	17	0
MSB	10/2016	EUR	38,186		$43,191	295	0
SCX	10/2016		$431	RUB	28,288	19	0

Total Forward Foreign Currency Contracts						$428	$(1,974)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
GLM	Call - OTC USD versus JPY	JPY	120.000	11/10/2016	$	57,900	$ 247	$1

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500%	08/17/2017	$	35,300	$3,107	$34
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.700	05/13/2019		11,600	1,005	523
BPS	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.513	09/30/2019		5,700	343	368
BRC	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.760	10/20/2016		80,600	484	20
CBK	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.600	08/11/2017		377,400	232	151
GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	03/28/2017		79,400	270	170
JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	03/28/2017		69,200	248	148
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	08/17/2017		36,600	3,221	36
MYC	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.513	09/27/2019		79,700	4,981	5,134
RBC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.600	08/11/2017		1,380,600	835	554

								$14,726	$7,138

Total Purchased Options								$14,973	$7,139

64	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Call - OTC iTraxx Europe 25 5-Year Index	Buy	0.650%	10/19/2016	EUR	42,100	$(65)	$(36)
	Put - OTC iTraxx Europe 25 5-Year Index	Sell	1.000	10/19/2016		42,100	(58)	(1)
JPM	Call - OTC CDX.IG-27 5-Year Index	Buy	0.700	12/21/2016	$	88,700	(56)	(106)
	Put - OTC CDX.IG-27 5-Year Index	Sell	1.100	12/21/2016		88,700	(124)	(53)

							$ (303)	$(196)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	$40,800	$(367)	$(2)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	05/13/2019	$	55,600	$(1,014)	$(448)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500	08/17/2017		77,400	(3,213)	(20)
BPS	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.750	08/11/2017		192,600	(131)	(107)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	09/30/2019		28,500	(338)	(371)
BRC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.260	10/20/2016		80,600	(484)	(29)
GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.750	08/11/2017		442,800	(301)	(246)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.555	03/28/2017		3,600	(60)	(72)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.565	03/28/2017		13,600	(218)	(279)
JPM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.750	08/11/2017		453,700	(261)	(252)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.555	03/28/2017		3,000	(51)	(60)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.565	03/28/2017		11,500	(195)	(236)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500	08/17/2017		80,400	(3,336)	(21)
MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.750	08/11/2017		668,900	(462)	(372)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	09/27/2019		398,500	(4,981)	(5,174)

								$(15,045)	$(7,687)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Premiums (Received)	Market Value
JPM	Put - OTC Fannie Mae 3.000% due 11/01/2046	$102.688	11/07/2016	$26,200	$(64)	$(21)
	Call - OTC Fannie Mae 3.000% due 11/01/2046	103.688	11/07/2016	26,200	(55)	(101)

					$(119)	$(122)

Total Written Options					$(15,834)	$(8,007)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2016:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		0		3,183		0		(3,183)		0		0
Notional Amount in $	$	434,600	$	2,698,555	$	(46,800)	$	(156,355)	$	(148,700)	$	2,781,300
Notional Amount in EUR	EUR	83,200	EUR	1,058,800	EUR	(198,100)	EUR	(859,700)	EUR	0	EUR	84,200
Premiums	$	(9,533)	$	(10,089)	$	757	$	2,085	$	946	$	(15,834)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2016 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
BRC	Hess Corp.	1.000%	06/20/2021	2.082%	$ 7,300	$(546)	$201	$0	$(345)
DUB	Telstra Corp. Ltd.	1.000	06/20/2021	0.543	2,300	32	17	49	0

						$(514)	$218	$49	$(345)

Total Swap Agreements						$(514)	$218	$49	$(345)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	65

Schedule of Investments PIMCO Long Duration Total Return Fund (Cont.)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2016:

(m)	Securities with an aggregate market value of $4,080 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure (4)
BOA	$0	$557	$0	$557	$0	$(468)	$0	$(468)	$89	$0	$89
BPS	0	368	0	368	0	(515)	0	(515)	(147)	0	(147)
BRC	0	20	0	20	0	(29)	(345)	(374)	(354)	442	88
CBK	0	151	0	151	0	(2)	0	(2)	149	(260)	(111)
DUB	0	0	49	49	(1,860)	0	0	(1,860)	(1,811)	2,110	299
FBF	7	0	0	7	(8)	0	0	(8)	(1)	0	(1)
GLM	90	171	0	261	(102)	(597)	0	(699)	(438)	417	(21)
JPM	17	184	0	201	(4)	(850)	0	(854)	(653)	679	26
MSB	295	0	0	295	0	0	0	0	295	(250)	45
MYC	0	5,134	0	5,134	0	(5,546)	0	(5,546)	(412)	292	(120)
RBC	0	554	0	554	0	0	0	0	554	(670)	(116)
RYL	0	0	0	0	0	0	0	0	0	(10)	(10)
SCX	19	0	0	19	0	0	0	0	19	0	19

Total Over the Counter	$428	$7,139	$49	$7,616	$(1,974)	$(8,007)	$(345)	$(10,326)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$255	$255
Swap Agreements	0	0	0	0	3,555	3,555

	$0	$0	$0	$0	$3,810	$3,810

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$428	$0	$428
Purchased Options	0	0	0	1	7,138	7,139
Swap Agreements	0	49	0	0	0	49

	$0	$49	$0	$429	$7,138	$7,616

	$0	$49	$0	$429	$10,948	$11,426

66	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,511	$1,511
Swap Agreements	0	385	0	0	29	414

	$0	$385	$0	$0	$1,540	$1,925

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,974	$0	$1,974
Written Options	0	196	0	0	7,811	8,007
Swap Agreements	0	345	0	0	0	345

	$0	$541	$0	$1,974	$7,811	$10,326

	$0	$926	$0	$1,974	$9,351	$12,251

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$891	$891
Futures	0	0	0	0	6,382	6,382
Swap Agreements	0	59	0	0	(9,811)	(9,752)

	$0	$59	$0	$0	$(2,538)	$(2,479)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$799	$0	$799
Purchased Options	0	0	0	(555)	(2,698)	(3,253)
Written Options	0	1,422	0	212	266	1,900
Swap Agreements	0	63	0	0	0	63

	$0	$1,485	$0	$456	$(2,432)	$(491)

	$0	$1,544	$0	$456	$(4,970)	$(2,970)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(449)	$(449)
Swap Agreements	0	(712)	0	0	(1,618)	(2,330)

	$0	$(712)	$0	$0	$(2,067)	$(2,779)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(2,326)	$0	$(2,326)
Purchased Options	0	0	0	(247)	(1,310)	(1,557)
Written Options	0	90	0	0	1,367	1,457
Swap Agreements	0	215	0	0	0	215

	$0	$305	$0	$(2,573)	$57	$(2,211)

	$0	$(407)	$0	$(2,573)	$(2,010)	$(4,990)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Investments in Securities, at Value
Bank Loan Obligations	$0	$0	$5,718	$5,718
Corporate Bonds & Notes
Banking & Finance	0	560,447	0	560,447
Industrials	0	753,122	0	753,122
Utilities	0	340,641	0	340,641
Municipal Bonds & Notes
California	0	30,635	0	30,635
Colorado	0	1,353	0	1,353
Georgia	0	18,631	0	18,631
Illinois	0	14,104	0	14,104
Kansas	0	2,967	0	2,967

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Mississippi	$0	$4,162	$0	$4,162
Ohio	0	15,502	0	15,502
Texas	0	26,243	0	26,243
West Virginia	0	7,617	0	7,617
U.S. Government Agencies	0	640,495	0	640,495
U.S. Treasury Obligations	0	1,075,785	0	1,075,785
Non-Agency Mortgage-Backed Securities	0	171,421	7,963	179,384
Asset-Backed Securities	0	29,228	0	29,228
Sovereign Issues	0	103,496	0	103,496
Common Stocks
Financials	220	0	0	220

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	67

Schedule of Investments PIMCO Long Duration Total Return Fund (Cont.)

September 30, 2016 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Convertible Preferred Securities
Banking & Finance	$0	$19,894	$0	$19,894
Preferred Securities
Industrials	515	0	0	515
Utilities	4,360	1,322	0	5,682
Short-Term Instruments
Repurchase Agreements	0	10,472	0	10,472
U.S. Treasury Bills	0	1,532	0	1,532

	$5,095	$3,829,069	$13,681	$3,847,845

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$54,196	$0	$0	$54,196

Total Investments	$59,291	$3,829,069	$13,681	$3,902,041

Short Sales, at Value - Liabilities
U.S. Government Agencies	0	(5,735)	0	(5,735)

	$0	$(5,735)	$0	$(5,735)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$255	$3,555	$0	$3,810
Over the counter	0	7,616	0	7,616

	$255	$11,171	$0	$11,426

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,511)	(414)	0	(1,925)
Over the counter	0	(10,326)	0	(10,326)

	$(1,511)	$(10,740)	$0	$(12,251)

Totals	$58,035	$3,823,765	$13,681	$3,895,481

There were no significant transfers between Levels 1, 2, or 3 during the period ended September 30, 2016.

68	PIMCO BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Long-Term U.S. Government Fund

September 30, 2016 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 140.4%

CORPORATE BONDS & NOTES 1.8%

INDUSTRIALS 1.1%
United Airlines Pass-Through Trust
2.875% due 04/07/2030	$1,800	$1,815
3.100% due 04/07/2030	1,800	1,821
Vessel Management Services, Inc.
3.432% due 08/15/2036	5,491	5,770

		9,406

UTILITIES 0.7%
Consolidated Edison Co. of New York, Inc.
3.850% due 06/15/2046	5,400	5,685

Total Corporate Bonds & Notes (Cost $14,483)		15,091

MUNICIPAL BONDS & NOTES 0.1%

NEW YORK 0.1%
Port Authority of New York & New Jersey Revenue Bonds, Series 2009
6.040% due 12/01/2029	675	899

Total Municipal Bonds & Notes (Cost $712)		899

U.S. GOVERNMENT AGENCIES 21.8%
Fannie Mae
0.000% due 05/15/2030 (a)	13,282	9,399
0.585% due 07/25/2037	318	312
0.731% due 03/18/2031	90	90
0.975% due 10/25/2030	4	4
1.125% due 10/25/2017	5	5
1.425% due 04/25/2032	33	34
1.575% due 03/25/2022	33	33
1.689% due 06/01/2043 - 03/01/2044	539	549
2.268% due 10/01/2024	31	31
2.465% due 04/01/2028	25	26
2.570% due 02/01/2028	4	5
2.595% due 08/01/2026	5	5
2.606% due 11/01/2034	106	113
2.628% due 11/01/2023	19	19
2.690% due 05/01/2025	4	4
2.774% due 12/01/2027	28	29
2.923% due 07/01/2035	67	70
3.375% due 10/01/2024	1	1
3.500% due 06/25/2044	2,581	2,830
3.765% due 12/01/2025	2,300	2,589
4.000% due 09/25/2044 - 10/25/2044	13,014	14,201
4.250% due 04/25/2037	480	533
4.500% due 10/25/2023 - 06/25/2025	3,114	3,372
5.000% due 08/25/2036	6,232	6,993
5.380% due 07/01/2033	1,971	2,098
5.625% due 04/17/2028 - 07/15/2037	10,082	14,939
6.000% due 05/17/2027	306	332
6.500% due 02/01/2022 - 08/01/2037	1,489	1,711
6.750% due 06/25/2032	2,093	2,383
6.900% due 05/25/2023	49	55
6.950% due 07/25/2020	7	8
7.000% due 12/25/2022 - 03/01/2038	1,877	2,111
7.800% due 10/25/2022	6	7
9.000% due 06/01/2027 - 11/01/2030	33	35
Federal Farm Credit Bank
5.125% due 07/09/2029	675	875
5.750% due 12/07/2028	500	685
Federal Housing Administration
6.896% due 07/01/2020	211	206
7.000% due 11/25/2019	55	54
7.430% due 10/01/2022 - 01/01/2024	20	19

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Freddie Mac
0.924% due 01/15/2033	$64	$65
1.024% due 04/15/2029 - 12/15/2032	59	60
1.074% due 06/15/2031	27	27
1.524% due 09/15/2021	9	9
1.689% due 10/25/2044	3,032	3,097
1.740% due 10/25/2023	29	29
1.867% due 07/25/2044	787	810
2.472% due 01/01/2028	22	23
2.521% due 01/01/2028	15	15
2.619% due 02/01/2028	42	43
2.631% due 10/01/2026	15	15
2.750% due 06/01/2022	2	2
2.825% due 09/01/2027	21	21
2.875% due 05/01/2022	3	3
3.500% due 05/15/2042	5,490	5,847
4.000% due 07/15/2042	4,032	4,587
4.500% due 02/15/2035 - 07/15/2035	5,514	5,938
5.500% due 07/15/2033 - 06/15/2035	6,587	7,918
6.000% due 05/15/2028 - 09/15/2029	45	51
6.250% due 09/15/2023	527	564
6.500% due 08/01/2022 - 10/25/2043	550	624
6.750% due 03/15/2031	100	155
7.000% due 07/15/2022 - 01/15/2024	127	139
Ginnie Mae
1.482% due 03/20/2031	276	281
1.875% due 07/20/2022 - 09/20/2026	76	79
2.000% due 02/20/2017 - 01/20/2028	234	242
2.125% due 04/20/2017 - 05/20/2032	398	408
2.500% due 09/20/2017 - 03/20/2025	16	15
3.000% due 12/20/2017 - 08/20/2018	7	7
3.500% due 03/20/2021	4	4
4.000% due 08/20/2044 - 09/20/2044	26,710	29,481
6.000% due 08/20/2033	2,333	2,787
6.500% due 08/20/2034 - 09/20/2034	17	21
NCUA Guaranteed Notes
0.889% due 11/06/2017	739	739
Overseas Private Investment Corp.
4.736% due 03/15/2022	2,147	2,336
Residual Funding Corp. STRIPS
0.000% due 07/15/2020 - 04/15/2030 (a)	47,444	34,263
Resolution Funding Corp. STRIPS
0.000% due 10/15/2028 - 04/15/2029 (a)	12,439	9,308
Small Business Administration
5.240% due 08/01/2023	716	775
Tennessee Valley Authority
4.625% due 09/15/2060	3,800	4,847
5.375% due 04/01/2056	600	854
Tennessee Valley Authority STRIPS
0.000% due 05/01/2030 (a)	7,400	5,036

Total U.S. Government Agencies (Cost $163,504)		188,290

U.S. TREASURY OBLIGATIONS 111.2%
U.S. Treasury Bonds
2.250% due 08/15/2046 (d)	2,600	2,561
2.500% due 02/15/2045	29,900	31,004
2.750% due 08/15/2042	3,100	3,389
2.750% due 11/15/2042 (d)	72,900	79,615
2.875% due 05/15/2043	7,100	7,930
2.875% due 08/15/2045 (d)	124,200	138,801
3.000% due 11/15/2044 (d)	78,700	90,041

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.000% due 05/15/2045	$30,100	$34,433
3.125% due 02/15/2042	300	350
3.125% due 02/15/2043	39,600	46,286
3.375% due 05/15/2044	11,300	13,829
3.625% due 08/15/2043	35,400	45,204
3.750% due 11/15/2043 (d)	126,300	164,883
5.250% due 11/15/2028	18,700	25,925
6.125% due 11/15/2027	19,600	28,483
U.S. Treasury Inflation Protected Securities (b)
0.375% due 07/15/2023	15,284	15,865
0.625% due 01/15/2026	3,747	3,948
0.750% due 02/15/2045	3,475	3,606
1.375% due 02/15/2044	2,581	3,082
2.500% due 01/15/2029	1,973	2,512
U.S. Treasury Notes
1.250% due 07/31/2023	49,700	49,198
1.375% due 01/31/2021 (f)	4,700	4,752
1.375% due 08/31/2023 (d)	44,200	44,079
1.500% due 03/31/2023	10,600	10,681
1.750% due 01/31/2023	51,950	53,193
2.000% due 08/31/2021	16,100	16,726
2.000% due 02/15/2025 (f)	7,300	7,565
2.250% due 07/31/2021 (f)	12,200	12,816
U.S. Treasury STRIPS
0.000% due 05/15/2040 (a)	12,950	7,510
0.000% due 05/15/2043 (a)	24,600	13,051

Total U.S. Treasury Obligations (Cost $906,994)		961,318

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.7%
BAMLL Commercial Mortgage Securities Trust
4.325% due 08/15/2046	9,800	11,352
Banc of America Commercial Mortgage Trust
5.451% due 01/15/2049	258	259
Bear Stearns Adjustable Rate Mortgage Trust
2.694% due 04/25/2033	32	32
2.927% due 02/25/2033	13	13
2.951% due 01/25/2034	83	84
3.156% due 02/25/2034	241	236
Bear Stearns ALT-A Trust
3.142% due 09/25/2035	635	550
Bear Stearns Commercial Mortgage Securities Trust
5.694% due 06/11/2050	1,008	1,036
Bear Stearns Mortgage Securities, Inc.
3.003% due 06/25/2030	2	2
Commercial Mortgage Trust
6.007% due 12/10/2049	465	476
Countrywide Alternative Loan Trust
0.705% due 05/25/2047	646	556
0.735% due 05/25/2035	580	485
Countrywide Home Loan Mortgage Pass-Through Trust
0.815% due 04/25/2035	133	115
1.165% due 03/25/2035	924	734
Credit Suisse Commercial Mortgage Trust
3.953% due 09/15/2037	10,000	10,820
Credit Suisse First Boston Mortgage Securities Corp.
2.678% due 07/25/2033	226	224
5.750% due 04/22/2033	124	126
6.500% due 04/25/2033	3	3
First Republic Bank Mortgage Pass-Through Certificates
1.005% due 06/25/2030	63	63
HarborView Mortgage Loan Trust
0.751% due 05/19/2035	515	431
0.771% due 03/19/2036	594	438
3.257% due 07/19/2035 ^	301	271
Impac CMB Trust
1.025% due 10/25/2035	2,618	2,186
JPMorgan Chase Commercial Mortgage Securities Trust
5.864% due 02/12/2049	17	17
5.882% due 02/15/2051	184	188
JPMorgan Mortgage Trust
2.947% due 07/25/2035	291	292
MASTR Asset Securitization Trust
5.500% due 09/25/2033	41	43

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	69

Schedule of Investments PIMCO Long-Term U.S. Government Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Nomura Asset Acceptance Corp. Alternative Loan Trust
3.033% due 10/25/2035	$2,608	$2,445
Residential Accredit Loans, Inc. Trust
0.825% due 08/25/2035	500	396
6.000% due 06/25/2036	1,297	1,099
Sequoia Mortgage Trust
0.882% due 07/20/2033	342	321
1.231% due 10/19/2026	16	16
1.292% due 10/20/2027	7	7
Structured Adjustable Rate Mortgage Loan Trust
0.745% due 05/25/2037	1,562	1,308
Structured Asset Mortgage Investments Trust
0.745% due 05/25/2036	189	147
1.191% due 09/19/2032	13	13
1.371% due 10/19/2033	160	145
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.711% due 01/25/2032	1	1
WaMu Mortgage Pass-Through Certificates Trust
0.785% due 11/25/2045	38	36
0.835% due 01/25/2045	643	619
1.299% due 12/25/2046	689	585
1.507% due 02/25/2046	1,131	1,044
1.864% due 08/25/2042	20	19
1.907% due 06/25/2042	30	29
2.193% due 08/25/2046	405	374
Washington Mutual Mortgage Loan Trust
1.685% due 05/25/2041	6	6
Wells Fargo Mortgage-Backed Securities Trust
2.894% due 03/25/2036	802	789

Total Non-Agency Mortgage-Backed Securities (Cost $40,555)		40,431

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 0.5%
Amortizing Residential Collateral Trust
1.105% due 07/25/2032	$23	$22
Bear Stearns Asset-Backed Securities Trust
1.185% due 10/25/2032	71	69
1.525% due 11/25/2042	362	340
CIT Group Home Equity Loan Trust
1.065% due 06/25/2033	30	29
Credit-Based Asset Servicing and Securitization LLC
0.585% due 11/25/2036	16	10
L.A. Arena Funding LLC
7.656% due 12/15/2026	34	36
Massachusetts Educational Financing Authority
1.665% due 04/25/2038	337	333
Soundview Home Loan Trust
0.585% due 11/25/2036	182	77
Specialty Underwriting & Residential Finance Trust
1.325% due 10/25/2035	1,989	1,802
Sunset Mortgage Loan Co. LLC
4.459% due 09/18/2045	1,361	1,363
Washington Mutual Asset-Backed Certificates Trust
0.585% due 10/25/2036	113	62

Total Asset-Backed Securities (Cost $4,406)		4,143

SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (c) 0.3%
		$2,920

Total Short-Term Instruments (Cost $2,920)		2,920

Total Investments in Securities (Cost $1,133,574)		1,213,092

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.7%

SHORT-TERM INSTRUMENTS 0.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.7%
PIMCO Short-Term Floating NAV Portfolio III	605,194	$5,983

Total Short-Term Instruments (Cost $5,983)		5,983

Total Investments in Affiliates (Cost $5,983)		5,983

Total Investments 141.1% (Cost $1,139,557)		$1,219,075

Financial Derivative Instruments (e)(g) 0.1% (Cost or Premiums, net $(366))		1,112

Other Assets and Liabilities, net (41.2)%		(356,036)

Net Assets 100.0%		$864,151

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Zero coupon security.
(b)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	09/30/2016	10/03/2016	$2,920	U.S. Treasury Bonds 8.000% due 11/15/2021 (2)	$(2,981)	$2,920	$2,920

Total Repurchase Agreements						$(2,981)	$2,920	$2,920

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (3)	Borrowing Date	Maturity Date	Amount Borrowed (3)	Payable for Reverse Repurchase Agreements
BSN	0.600%	08/03/2016	10/05/2016	$(25,091)	$(25,116)
	0.600	08/05/2016	10/05/2016	(11,386)	(11,397)
	0.600	08/09/2016	10/11/2016	(3,982)	(3,986)
	0.610	08/08/2016	10/28/2016	(49,060)	(49,106)
GRE	0.650	08/12/2016	10/12/2016	(1,166)	(1,167)
	0.650	08/17/2016	10/17/2016	(37,766)	(37,798)
	0.660	09/07/2016	10/07/2016	(81,338)	(81,377)
	0.660	09/08/2016	10/07/2016	(28,317)	(28,331)
	0.850	09/30/2016	10/28/2016	(6,694)	(6,694)

70	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

Counterparty	Borrowing Rate (3)	Borrowing Date	Maturity Date	Amount Borrowed (3)	Payable for Reverse Repurchase Agreements
IND	0.560%	07/07/2016	10/07/2016	$(14,579)	$(14,599)
	0.580	07/13/2016	10/13/2016	(16,199)	(16,220)
	0.580	07/22/2016	10/24/2016	(40,248)	(40,295)
SGY	0.600	09/19/2016	10/17/2016	(2,632)	(2,633)

Total Reverse Repurchase Agreements					$(318,719)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate (3)	Borrowing Date	Maturity Date	Amount Borrowed (3)	Payable for Sale-Buyback Transactions (4)
GSC	1.250%	09/28/2016	10/05/2016	$(5,202)	$(5,203)
NOM	0.700	09/22/2016	10/06/2016	(37,274)	(37,282)

Total Sale-Buyback Transactions					$(42,485)

(3)	The average amount of borrowings outstanding during the period ended September 30, 2016 was $(192,518) at a weighted average interest rate of 0.548%.
(4)	Payable for sale-buyback transactions includes $(3) of deferred price drop.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2016:

(d)	Securities with an aggregate market value of $356,275 have been pledged as collateral under the terms of the following master agreements as of September 30, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure (5)
Global/Master Repurchase Agreement
BSN	$0	$(89,605)	$0	$(89,605)	$88,399	$(1,206)
GRE	0	(155,367)	0	(155,367)	152,631	(2,736)
IND	0	(71,114)	0	(71,114)	70,100	(1,014)
SGY	0	(2,633)	0	(2,633)	2,561	(72)
SSB	2,920	0	0	2,920	(2,981)	(61)

Master Securities Forward Transaction Agreement
GSC	0	0	(5,203)	(5,203)	5,186	(17)
NOM	0	0	(37,282)	(37,282)	37,147	(135)

Total Borrowings and Other Financing Transactions	$2,920	$(318,719)	$(42,485)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(318,719)	$0	$0	$(318,719)

Total	$0	$(318,719)	$0	$0	$(318,719)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(42,485)	0	0	(42,485)

Total	$0	$(42,485)	$0	$0	$(42,485)

Total Borrowings	$0	$(361,204)	$0	$0	$(361,204)

Gross amount of recognized liabilities for reverse repurchase agreements and sale-buyback financing transactions					$(361,204)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	71

Schedule of Investments PIMCO Long-Term U.S. Government Fund (Cont.)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note December Futures	Short	12/2016	388	$(85)	$36	$0
U.S. Treasury 30-Year Bond December Futures	Short	12/2016	407	1,074	598	0
U.S. Treasury Ultra Long-Term Bond December Futures	Long	12/2016	34	(128)	0	(73)

Total Futures Contracts				$861	$634	$(73)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	2.250%	06/15/2026	$6,500	$(506)	$(26)	$33	$0
Receive	3-Month USD-LIBOR	1.500	06/30/2026	6,800	(40)	(10)	34	0
Receive	3-Month USD-LIBOR	1.515	06/30/2026	12,000	(88)	(18)	60	0
Receive	3-Month USD-LIBOR	1.555	06/30/2026	11,900	(133)	(19)	59	0
Receive	3-Month USD-LIBOR *	1.750	12/21/2026	65,750	(1,638)	67	356	0
Receive	3-Month USD-LIBOR	2.500	06/15/2046	10,400	(1,777)	(140)	189	0

					$(4,182)	$(146)	$731	$0

Total Swap Agreements					$(4,182)	$(146)	$731	$0

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2016:

(f)	Securities with an aggregate market value of $11,774 and cash of $1,633 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$634	$731	$1,365	$0	$(73)	$0	$(73)

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500%	08/17/2017	$	28,000	$2,464	$27
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.700	05/13/2019		2,200	191	99
BRC	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.760	10/20/2016		23,300	140	6
CBK	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.600	08/11/2017		173,000	106	69
GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	03/28/2017		17,800	61	38
JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	03/28/2017		15,800	57	34
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	08/17/2017		600	53	1
MYC	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.513	09/27/2019		21,800	1,362	1,404
RBC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.600	08/11/2017		345,900	209	139

								$4,643	$1,817

Total Purchased Options								$4,643	$1,817

72	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

WRITTEN OPTIONS:

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	$8,000	$(66)	$0
	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	16,800	(151)	(1)

						$(217)	$(1)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	05/13/2019	$	10,600	$ (193)	$(85)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500	08/17/2017		62,700	(2,603)	(17)
BPS	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.750	08/11/2017		69,700	(47)	(39)
BRC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.260	10/20/2016		23,300	(140)	(9)
GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.750	08/11/2017		104,600	(71)	(58)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.555	03/28/2017		900	(15)	(18)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.565	03/28/2017		2,900	(46)	(60)
JPM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.750	08/11/2017		137,000	(79)	(76)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.555	03/28/2017		900	(15)	(18)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.565	03/28/2017		2,500	(43)	(51)
MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.750	08/11/2017		207,600	(143)	(115)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	09/27/2019		109,000	(1,363)	(1,415)

								$ (4,758)	$(1,961)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Premiums (Received)	Market Value
JPM	Put - OTC Fannie Mae 3.000% due 11/01/2046	$102.688	11/07/2016	$ 7,500	$(18)	$(6)
	Call - OTC Fannie Mae 3.000% due 11/01/2046	103.688	11/07/2016	7,500	(16)	(29)

					$(34)	$(35)

Total Written Options					$(5,009)	$(1,997)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2016:

	Balance at Beginning of Period	Sales	Closing Buys	Expirations	Exercised	Balance at End of Period
# of Contracts	0	628	0	(628)	0	0
Notional Amount in $	$136,000	$681,900	$(15,700)	$0	$(30,700)	$771,500
Premiums	$(3,326)	$(2,146)	$99	$170	$194	$(5,009)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2016:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure (1)
BOA	$0	$126	$0	$126	$0	$(102)	$0	$(102)	$24	$0	$24
BPS	0	0	0	0	0	(39)	0	(39)	(39)	0	(39)
BRC	0	6	0	6	0	(9)	0	(9)	(3)	0	(3)
CBK	0	69	0	69	0	(1)	0	(1)	68	0	68
GLM	0	38	0	38	0	(136)	0	(136)	(98)	0	(98)
JPM	0	35	0	35	0	(180)	0	(180)	(145)	0	(145)
MYC	0	1,404	0	1,404	0	(1,530)	0	(1,530)	(126)	0	(126)
RBC	0	139	0	139	0	0	0	0	139	0	139

Total Over the Counter	$0	$1,817	$0	$1,817	$0	$(1,997)	$0	$(1,997)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	73

Schedule of Investments PIMCO Long-Term U.S. Government Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$634	$634
Swap Agreements	0	0	0	0	731	731

	$0	$0	$0	$0	$1,365	$1,365

Over the counter
Purchased Options	$0	$0	$0	$0	$1,817	$1,817

	$0	$0	$0	$0	$3,182	$3,182

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$73	$73

Over the counter
Written Options	$0	$0	$0	$0	$1,997	$1,997

	$0	$0	$0	$0	$2,070	$2,070

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$169	$169
Futures	0	0	0	0	1,497	1,497
Swap Agreements	0	0	0	0	(3,092)	(3,092)

	$0	$0	$0	$0	$(1,426)	$(1,426)

Over the counter
Purchased Options	$0	$0	$0	$0	$(563)	$(563)
Written Options	0	0	0	0	90	90

	$0	$0	$0	$0	$(473)	$(473)

	$0	$0	$0	$0	$(1,899)	$(1,899)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,138	$1,138
Swap Agreements	0	0	0	0	173	173

	$0	$0	$0	$0	$1,311	$1,311

Over the counter
Purchased Options	$0	$0	$0	$0	$(449)	$(449)
Written Options	0	0	0	0	389	389

	$0	$0	$0	$0	$(60)	$(60)

	$0	$0	$0	$0	$1,251	$1,251

74	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Investments in Securities, at Value
Corporate Bonds & Notes
Industrials	$0	$9,406	$0	$9,406
Utilities	0	5,685	0	5,685
Municipal Bonds & Notes
New York	0	899	0	899
U.S. Government Agencies	0	188,011	279	188,290
U.S. Treasury Obligations	0	961,318	0	961,318
Non-Agency Mortgage-Backed Securities	0	40,431	0	40,431
Asset-Backed Securities	0	4,143	0	4,143
Short-Term Instruments
Repurchase Agreements	0	2,920	0	2,920

	$0	$1,212,813	$279	$1,213,092

Investments in Affiliates, at Value
Central Funds Used for Cash Management Purposes	$5,983	$0	$0	$5,983

Total Investments	$5,983	$1,212,813	$279	$1,219,075

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$634	$731	$0	$1,365
Over the counter	0	1,817	0	1,817

	$634	$2,548	$0	$3,182

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(73)	0	0	(73)
Over the counter	0	(1,997)	0	(1,997)

	$(73)	$(1,997)	$0	$(2,070)

Totals	$6,544	$1,213,364	$279	$1,220,187

There were no significant transfers between Levels 1, 2, or 3 during the period ended September 30, 2016.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	75

Schedule of Investments PIMCO Moderate Duration Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 125.0%

BANK LOAN OBLIGATIONS 0.3%
Community Health Systems, Inc.
4.083% due 12/31/2018		$3,321	$3,306
FCA US LLC
3.500% due 05/24/2017		2,004	2,011

Total Bank Loan Obligations (Cost $5,327)			5,317

CORPORATE BONDS & NOTES 28.1%

BANKING & FINANCE 21.5%
Alexandria Real Estate Equities, Inc.
4.600% due 04/01/2022		2,500	2,723
Ally Financial, Inc.
6.250% due 12/01/2017		4,099	4,268
American International Group, Inc.
3.750% due 07/10/2025		1,400	1,472
Banco Espirito Santo S.A.
4.000% due 01/21/2019 ^	EUR	1,400	370
4.750% due 01/15/2018 ^		1,400	370
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (e)		2,200	2,558
Bank of America Corp.
2.650% due 04/01/2019		$1,800	1,840
5.650% due 05/01/2018		2,900	3,077
5.700% due 01/24/2022		900	1,048
6.300% due 03/10/2026 (e)		1,700	1,851
6.400% due 08/28/2017		100	104
6.875% due 04/25/2018		9,500	10,248
8.680% due 05/02/2017		95	95
8.950% due 05/18/2017		95	94
Bank of Tokyo-Mitsubishi UFJ Ltd.
1.255% due 03/10/2017		12,300	12,307
Barclays Bank PLC
7.625% due 11/21/2022		200	223
7.750% due 04/10/2023		3,300	3,461
10.179% due 06/12/2021		515	659
Barclays PLC
2.917% due 08/10/2021		4,800	4,904
6.500% due 09/15/2019 (e)	EUR	2,200	2,314
Bear Stearns Cos. LLC
7.250% due 02/01/2018		$9,600	10,311
BPE Financiaciones S.A.
2.500% due 02/01/2017	EUR	2,400	2,717
BRFkredit A/S
2.000% due 10/01/2017	DKK	20,000	3,089
CIT Group, Inc.
5.250% due 03/15/2018		$24,900	25,958
Citigroup, Inc.
1.350% due 03/10/2017		700	700
2.255% due 09/01/2023		2,500	2,514
2.350% due 08/02/2021		6,000	6,018
Cooperatieve Rabobank UA
11.000% due 06/30/2019 (e)		4,000	4,860
Credit Suisse Group Funding Guernsey Ltd.
2.969% due 04/16/2021		4,700	4,867
3.125% due 12/10/2020		2,900	2,941
3.450% due 04/16/2021		3,000	3,064
3.800% due 09/15/2022		2,000	2,046
Deutsche Bank AG
2.717% due 05/10/2019		7,400	7,227
Eksportfinans ASA
5.500% due 06/26/2017		1,000	1,026
Ford Motor Credit Co. LLC
1.684% due 09/08/2017		200	200
1.724% due 12/06/2017		300	300
2.240% due 06/15/2018		1,700	1,714
2.551% due 10/05/2018		7,634	7,749
3.200% due 01/15/2021		2,400	2,467
8.000% due 12/15/2016		1,100	1,116
General Motors Financial Co., Inc.
3.200% due 07/13/2020		4,900	5,022
3.700% due 11/24/2020		500	521

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.750% due 06/01/2018		$4,000	$4,306
Goldman Sachs Group, Inc.
6.150% due 04/01/2018		500	533
HCP, Inc.
4.000% due 12/01/2022		2,500	2,646
Hospitality Properties Trust
4.250% due 02/15/2021		2,500	2,669
HSBC Holdings PLC
3.400% due 03/08/2021		200	207
5.100% due 04/05/2021		300	332
International Lease Finance Corp.
3.875% due 04/15/2018		100	103
7.125% due 09/01/2018		100	109
JPMorgan Chase & Co.
1.265% due 04/25/2018		500	500
2.322% due 03/01/2021		4,300	4,409
2.400% due 06/07/2021		5,200	5,262
2.550% due 03/01/2021		3,000	3,057
4.350% due 08/15/2021		1,900	2,088
7.900% due 04/30/2018 (e)		3,400	3,498
JPMorgan Chase Bank N.A.
1.259% due 06/02/2017		250	250
Lloyds Bank PLC
1.584% due 08/17/2018		5,700	5,680
12.000% due 12/16/2024 (e)		10,600	14,588
Lloyds Banking Group PLC
7.625% due 06/27/2023 (e)	GBP	2,200	2,923
MMcapS Funding Ltd.
1.147% due 12/26/2039		$524	383
Morgan Stanley
3.875% due 04/29/2024		100	107
3.875% due 01/27/2026		7,500	7,993
4.000% due 07/23/2025		100	108
National Bank of Greece S.A.
3.875% due 10/07/2016	EUR	1,900	2,133
Nordea Kredit Realkreditaktieselskab
2.000% due 10/01/2017	DKK	18,400	2,837
Nykredit Realkredit A/S
1.000% due 04/01/2017		19,700	2,997
1.000% due 10/01/2017		73,900	11,306
2.000% due 07/01/2017		25,000	3,840
2.000% due 10/01/2017		7,300	1,127
OneMain Financial Holdings LLC
6.750% due 12/15/2019		$800	846
7.250% due 12/15/2021		700	740
Piper Jaffray Cos.
5.060% due 10/09/2018		1,000	1,015
QBE Capital Funding Ltd.
7.250% due 05/24/2041		200	229
Realkredit Danmark A/S
1.000% due 01/01/2017	DKK	96,900	14,680
1.000% due 04/01/2017		34,100	5,181
2.000% due 04/01/2017		62,200	9,497
2.000% due 01/01/2018		30,000	4,655
Royal Bank of Scotland Group PLC
6.990% due 10/05/2017 (e)		$9,100	10,192
Santander Holdings USA, Inc.
2.275% due 11/24/2017		4,900	4,944
2.700% due 05/24/2019		3,600	3,647
Santander UK Group Holdings PLC
2.875% due 10/16/2020		3,100	3,130
2.875% due 08/05/2021		2,300	2,301
SL Green Realty Corp.
7.750% due 03/15/2020		700	816
Springleaf Finance Corp.
8.250% due 12/15/2020		1,700	1,870
Sumitomo Mitsui Financial Group, Inc.
2.934% due 03/09/2021		3,600	3,703
Toronto-Dominion Bank
1.657% due 04/07/2021		200	203
UBS AG
1.692% due 06/01/2020		1,100	1,100
5.125% due 05/15/2024		5,800	6,004
7.625% due 08/17/2022		250	292

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UBS Group Funding Jersey Ltd.
3.000% due 04/15/2021		$4,200	$4,319
4.125% due 09/24/2025		100	105
Wells Fargo & Co.
1.162% due 04/22/2019		11,600	11,571

			327,444

INDUSTRIALS 2.6%
AbbVie, Inc.
2.500% due 05/14/2020		100	102
3.600% due 05/14/2025		100	105
Actavis Funding SCS
2.350% due 03/12/2018		100	101
Altice Financing S.A.
7.500% due 05/15/2026		200	209
BRF S.A.
4.750% due 05/22/2024		200	205
Continental Airlines Pass-Through Trust
8.048% due 05/01/2022		14	16
Daimler Finance North America LLC
1.195% due 03/10/2017		10,100	10,108
Diamond Finance Corp.
4.420% due 06/15/2021		2,100	2,197
5.450% due 06/15/2023		2,000	2,145
Dynegy, Inc.
6.750% due 11/01/2019		4,400	4,532
7.375% due 11/01/2022		2,200	2,183
7.625% due 11/01/2024		900	888
Energy Transfer Partners LP
4.150% due 10/01/2020		900	942
4.750% due 01/15/2026		800	828
HCA, Inc.
3.750% due 03/15/2019		500	517
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	1,200	1,328
Kinder Morgan Energy Partners LP
4.250% due 09/01/2024		$3,100	3,198
6.850% due 02/15/2020		1,000	1,136
Kinder Morgan, Inc.
2.000% due 12/01/2017		1,000	1,002
Kraft Heinz Foods Co.
2.000% due 07/02/2018		150	152
Prime Security Services Borrower LLC
9.250% due 05/15/2023		100	109
Regency Energy Partners LP
5.000% due 10/01/2022		2,500	2,642
SFR Group S.A.
7.375% due 05/01/2026		200	205
Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019		3,500	3,506
UAL Pass-Through Trust
10.400% due 05/01/2018		20	20
Williams Partners LP
4.125% due 11/15/2020		700	728
Zimmer Biomet Holdings, Inc.
1.450% due 04/01/2017		100	100

			39,204

UTILITIES 4.0%
AT&T, Inc.
1.258% due 03/30/2017		7,700	7,709
1.768% due 06/30/2020		100	101
3.000% due 06/30/2022		100	103
Korea East-West Power Co. Ltd.
2.500% due 07/16/2017		17,000	17,139
Majapahit Holding BV
7.250% due 06/28/2017		8,200	8,516
Petrobras Global Finance BV
3.737% due 03/17/2020		100	98
Sprint Communications, Inc.
6.000% due 12/01/2016		6,000	6,037

76	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.375% due 08/15/2017	$400	$416
Verizon Communications, Inc.
2.606% due 09/14/2018	18,400	18,889
3.000% due 11/01/2021	1,000	1,048
Williams Partners LP
4.875% due 05/15/2023	1,500	1,519

		61,575

Total Corporate Bonds & Notes (Cost $426,020)		428,223

MUNICIPAL BONDS & NOTES 1.0%

CALIFORNIA 0.6%
California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040	2,800	4,542
University of California Revenue Bonds, (BABs), Series 2009
5.770% due 05/15/2043	3,400	4,518

		9,060

ILLINOIS 0.3%
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033	1,800	1,997
7.750% due 01/01/2042	100	108
Chicago, Illinois General Obligation Notes, Series 2015
5.383% due 01/01/2019	1,950	1,980
5.633% due 01/01/2020	800	820
Illinois Finance Authority Revenue Bonds, (NPFGC Insured), Series 1997
4.440% due 01/01/2019	250	260

		5,165

NEW YORK 0.1%
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2010
5.008% due 08/01/2027	600	733

Total Municipal Bonds & Notes (Cost $14,435)		14,958

U.S. GOVERNMENT AGENCIES 19.9%
Fannie Mae
0.585% due 07/25/2037	548	538
0.875% due 12/20/2017	400	401
0.957% due 09/25/2046	7,488	7,489
1.005% due 11/25/2040	758	760
1.075% due 06/25/2041	4,653	4,672
1.205% due 02/25/2041	206	208
1.689% due 10/01/2044	41	41
2.177% due 04/01/2027	2	2
2.279% due 03/01/2034	17	18
2.310% due 08/01/2022	200	207
2.336% due 05/01/2037	18	19
2.535% due 02/01/2035	27	29
2.710% due 11/01/2035	1	1
2.820% due 10/01/2037	26	27
2.848% due 05/01/2038	3,339	3,553
2.873% due 09/01/2036	9	9
2.965% due 06/01/2035	1,734	1,827
2.976% due 06/01/2036	19	20
4.000% due 03/01/2029 - 12/01/2031	5,237	5,672
4.500% due 08/01/2018 - 07/01/2042	1,957	2,127
5.000% due 01/01/2027 - 04/01/2039	2,172	2,412
5.456% due 05/01/2037	8	8
5.500% due 02/01/2022 - 07/01/2041	12,389	14,036
5.617% due 12/25/2042	152	173
5.874% due 02/01/2037	13	14
6.000% due 11/01/2016 - 10/01/2040	1,095	1,257

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.500% due 03/01/2017 - 06/25/2044	$22,999	$26,494
7.000% due 11/01/2017 - 09/01/2031	7	8
7.500% due 11/01/2027 - 07/25/2041	14	16
8.000% due 11/01/2019 - 08/01/2031	8	8
Fannie Mae, TBA
3.000% due 11/01/2046 - 12/01/2046	45,000	46,671
3.500% due 11/01/2046	50,000	52,708
4.000% due 10/01/2046 - 11/01/2046	64,000	68,700
4.500% due 11/01/2046	12,000	13,130
5.500% due 10/01/2046	1,000	1,127
Freddie Mac
0.754% due 02/15/2019	9	9
1.000% due 06/29/2017 (i)	800	802
1.024% due 10/15/2040	6,583	6,588
1.124% due 12/15/2037	378	379
3.034% due 05/01/2037	36	38
3.472% due 05/01/2035	40	43
4.500% due 11/01/2029 - 05/01/2036	5,192	5,693
5.000% due 10/01/2033 - 07/01/2041	215	240
5.500% due 06/01/2017 - 07/01/2038	618	698
6.000% due 03/01/2020 - 11/01/2037	226	260
6.500% due 12/01/2021 - 07/25/2043	47	55
7.000% due 04/01/2032 - 01/01/2033	25	29
8.400% due 08/15/2021	1	1
8.500% due 04/15/2025	68	79
Ginnie Mae
1.094% due 08/20/2065	4,027	3,988
1.130% due 02/16/2030	165	167
1.875% due 07/20/2034	35	36
2.000% due 11/20/2025 - 03/20/2028	124	129
2.125% due 06/20/2032	2	2
2.500% due 11/20/2017 - 11/20/2034	3	4
3.000% due 03/20/2020	1	1
3.500% due 12/20/2017 - 02/15/2045	3,005	3,197
5.500% due 01/15/2017 - 11/20/2032	8,040	9,012
5.750% due 08/20/2037	20	24
6.500% due 01/20/2034 - 08/20/2034	19	24
7.000% due 07/15/2031 - 12/15/2032	20	24
8.000% due 04/15/2017 - 11/15/2022	12	12
9.500% due 08/15/2021 - 12/15/2021	3	3
Small Business Administration
4.340% due 03/01/2024	12	13
4.727% due 02/10/2019	12,358	13,031
4.750% due 07/01/2025	2,868	3,099
5.130% due 09/01/2023	2	2
U.S. Department of Housing and Urban Development
5.290% due 08/01/2017	670	674

Total U.S. Government Agencies (Cost $295,646)		302,738

U.S. TREASURY OBLIGATIONS 34.0%
U.S. Treasury Bonds
2.250% due 08/15/2046 (g)	5,000	4,925
2.500% due 02/15/2046 (g)	4,000	4,149
2.750% due 08/15/2042 (g)	12,600	13,773
2.750% due 11/15/2042 (g)	21,400	23,371
2.875% due 05/15/2043 (g)	14,000	15,637
2.875% due 08/15/2045	19,800	22,128

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.000% due 05/15/2042 (g)	$12,100	$13,835
3.000% due 11/15/2044 (g)	22,100	25,285
3.000% due 05/15/2045 (g)	4,750	5,434
3.125% due 02/15/2043	3,200	3,740
3.125% due 08/15/2044 (g)	7,450	8,724
3.375% due 05/15/2044	5,300	6,486
3.625% due 08/15/2043	1,900	2,426
3.750% due 11/15/2043	2,300	3,003
4.250% due 05/15/2039	2,400	3,299
4.375% due 11/15/2039 (g)	9,700	13,561
4.375% due 05/15/2040	3,300	4,623
4.625% due 02/15/2040	3,400	4,918
U.S. Treasury Inflation Protected Securities (d)
0.125% due 04/15/2018 (i)	1,874	1,895
0.125% due 04/15/2019 (i)	1,849	1,881
0.125% due 01/15/2022 (i)	213	217
0.125% due 07/15/2022 (i)	4,500	4,614
0.250% due 01/15/2025	1,524	1,555
0.625% due 07/15/2021 (i)	27,868	29,294
0.625% due 01/15/2026	1,317	1,387
0.750% due 02/15/2042	1,491	1,547
0.750% due 02/15/2045	13,899	14,426
1.375% due 02/15/2044	1,962	2,342
1.750% due 01/15/2028	37,563	44,084
2.000% due 01/15/2026	88,513	104,183
2.375% due 01/15/2025	4,341	5,182
2.500% due 01/15/2029	23,090	29,400
3.625% due 04/15/2028	7,440	10,300
U.S. Treasury Notes
1.750% due 09/30/2022 (i)(k)	3,200	3,280
1.875% due 10/31/2022	5,600	5,779
2.000% due 08/31/2021 (i)(k)	800	831
2.000% due 07/31/2022 (k)	1,200	1,247
2.000% due 08/15/2025 (i)(k)	900	932
2.125% due 05/15/2025 (k)	50	52
2.250% due 11/15/2024 (g)(i)	46,600	49,228
2.375% due 08/15/2024 (i)(k)	1,600	1,706
2.500% due 05/15/2024 (i)(k)	11,400	12,257
2.750% due 02/15/2024 (i)(k)	9,700	10,590

Total U.S. Treasury Obligations (Cost $490,108)		517,526

NON-AGENCY MORTGAGE-BACKED SECURITIES 8.5%
Adjustable Rate Mortgage Trust
3.090% due 10/25/2035 ^	86	78
American Home Mortgage Investment Trust
3.245% due 02/25/2045	571	576
Banc of America Funding Trust
0.772% due 05/20/2035	3,945	3,688
2.925% due 02/20/2036	384	378
2.997% due 05/25/2035	5,774	5,916
Banc of America Mortgage Trust
2.947% due 02/25/2034	94	93
5.500% due 07/25/2035	173	171
Bear Stearns Adjustable Rate Mortgage Trust
2.619% due 02/25/2033	8	8
2.797% due 04/25/2033	24	24
2.884% due 01/25/2035	71	69
2.920% due 03/25/2035	386	389
2.927% due 02/25/2033	26	24
3.128% due 03/25/2035	94	95
3.156% due 02/25/2034	68	67
3.259% due 10/25/2036 ^	1,532	1,304
3.312% due 07/25/2034	50	49
Bear Stearns ALT-A Trust
1.065% due 08/25/2035	3,757	3,639
2.453% due 10/25/2033	38	36
2.980% due 05/25/2035	1,633	1,579
2.987% due 10/25/2035	3,711	3,367
3.142% due 09/25/2035	593	513
Bear Stearns Commercial Mortgage Securities Trust
5.331% due 02/11/2044	61	61
Chase Mortgage Finance Trust
3.064% due 02/25/2037	313	310
Citicorp Mortgage Securities Trust
5.500% due 12/25/2036	265	270
Citigroup Commercial Mortgage Trust
1.804% due 07/15/2027	1,900	1,915

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	77

Schedule of Investments PIMCO Moderate Duration Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citigroup Mortgage Loan Trust, Inc.
2.430% due 09/25/2035		$2,763	$2,842
2.887% due 03/25/2034		49	49
Countrywide Alternative Loan Trust
0.695% due 05/25/2047		692	586
0.712% due 02/20/2047 ^		3,680	2,492
0.795% due 08/25/2035		3,765	2,506
1.507% due 12/25/2035		71	57
Countrywide Commercial Mortgage Trust
6.300% due 11/12/2043		728	740
Countrywide Home Loan Mortgage Pass-Through Trust
0.815% due 04/25/2035		97	84
2.725% due 11/25/2034		703	670
2.784% due 03/25/2034		793	777
2.852% due 02/20/2035		957	960
5.000% due 08/25/2019		16	16
Credit Suisse Commercial Mortgage Trust
5.383% due 02/15/2040		493	494
6.267% due 02/15/2041		12,100	12,452
Credit Suisse First Boston Mortgage Securities Corp.
1.090% due 03/25/2032		18	17
Eurohome UK Mortgages PLC
0.532% due 06/15/2044	GBP	1,949	2,357
Eurosail PLC
0.529% due 03/13/2045		5,336	6,658
0.542% due 12/15/2044		301	379
First Horizon Mortgage Pass-Through Trust
5.500% due 01/25/2035		$216	222
German Residential Funding Ltd.
0.702% due 11/27/2024	EUR	2,586	2,931
GSMSC Pass-Through Trust
5.500% due 10/26/2035		$932	789
GSR Mortgage Loan Trust
2.917% due 09/25/2035		1,360	1,386
3.007% due 09/25/2035		190	195
HarborView Mortgage Loan Trust
0.721% due 01/19/2038		5,696	4,934
IndyMac Adjustable Rate Mortgage Trust
1.978% due 01/25/2032		26	23
IndyMac Mortgage Loan Trust
0.775% due 02/25/2037		10,900	7,183
JPMorgan Chase Commercial Mortgage Securities Trust
2.962% due 10/05/2028		3,700	3,751
5.420% due 01/15/2049		148	149
5.881% due 02/12/2049		45	46
JPMorgan Mortgage Trust
2.490% due 02/25/2034		44	44
Lehman XS Trust
0.675% due 07/25/2047 ^		123	123
MASTR Reperforming Loan Trust
8.000% due 07/25/2035		150	157
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
1.384% due 08/15/2032		134	128
Merrill Lynch Mortgage Investors Trust
0.775% due 11/25/2035		87	82
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051		400	404
5.810% due 06/12/2050		129	131
Morgan Stanley Capital Trust
5.610% due 04/15/2049		39	39
5.692% due 04/15/2049		4,400	4,448
Morgan Stanley Mortgage Loan Trust
2.636% due 06/25/2036		182	176
Morgan Stanley Re-REMIC Trust
5.988% due 08/15/2045		12,270	12,404
MortgageIT Trust
0.805% due 10/25/2035		1,182	1,088
Nomura Resecuritization Trust
0.724% due 12/26/2035		4,633	4,309
Prime Mortgage Trust
0.925% due 02/25/2034		90	85
Residential Funding Mortgage Securities, Inc. Trust
3.428% due 09/25/2035 ^		351	280

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.547% due 09/25/2035		$1,121	$995
ResLoC UK PLC
0.542% due 12/15/2043	GBP	1,604	1,907
RFTI Issuer Ltd.
2.274% due 08/15/2030		$3,100	3,095
Structured Adjustable Rate Mortgage Loan Trust
2.952% due 07/25/2034		221	221
Structured Asset Mortgage Investments Trust
0.715% due 09/25/2047		3,886	3,324
0.725% due 08/25/2036		454	415
0.781% due 07/19/2035		961	937
1.371% due 10/19/2033		42	38
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.684% due 02/25/2032		11	11
Wachovia Bank Commercial Mortgage Trust
5.509% due 04/15/2047		243	245
Waldorf Astoria Boca Raton Trust
1.858% due 06/15/2029		3,000	3,002
WaMu Mortgage Pass-Through Certificates Trust
0.815% due 10/25/2045		433	412
1.299% due 12/25/2046		103	88
1.707% due 11/25/2042		103	96
2.270% due 12/25/2036		2,511	2,149
Wells Fargo Mortgage-Backed Securities Trust
2.816% due 11/25/2034		2,381	2,379
2.859% due 01/25/2035		1,845	1,862
2.894% due 03/25/2036		1,212	1,212
2.953% due 06/25/2035		114	117
3.015% due 07/25/2036 ^		2,138	2,058
3.039% due 03/25/2035		224	224

Total Non-Agency Mortgage-Backed Securities (Cost $121,248)			129,049

ASSET-BACKED SECURITIES 8.4%
ACAS CLO Ltd.
2.065% due 10/25/2025		1,000	1,000
ACE Securities Corp. Home Equity Loan Trust
1.260% due 08/25/2035		2,666	2,648
ALESCO Preferred Funding Ltd.
1.193% due 12/23/2036		1,253	877
1.203% due 09/23/2036		1,886	1,339
1.613% due 09/23/2038		1,134	884
ARES CLO Ltd.
1.957% due 10/12/2023		3,400	3,404
Bosphorus CLO
0.852% due 11/10/2023	EUR	1,850	2,081
1.430% due 10/15/2025		5,700	6,423
Carlyle Global Market Strategies CLO Ltd.
1.800% due 07/15/2025		$500	498
Centex Home Equity Loan Trust
5.170% due 09/25/2034		43	44
Chapel BV
0.065% due 07/17/2066	EUR	4,134	4,562
CIFC Funding Ltd.
1.920% due 08/14/2024		$3,500	3,496
Citigroup Mortgage Loan Trust, Inc.
0.685% due 12/25/2036		626	414
1.145% due 12/25/2035		7,005	6,710
Countrywide Asset-Backed Certificates
0.665% due 06/25/2035		598	466
0.925% due 06/25/2036		8,500	7,126
Countrywide Asset-Backed Certificates Trust
1.194% due 08/25/2035		500	463
Dell Equipment Finance Trust
1.443% due 12/22/2017		2,224	2,228
Fremont Home Loan Trust
0.795% due 02/25/2036		1,000	692
1.315% due 12/25/2029		57	47
GoldenTree Loan Opportunities Ltd.
1.865% due 04/25/2025		500	499
GSAMP Trust
0.915% due 01/25/2036		6,000	5,204
2.175% due 10/25/2034		113	107

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Hillmark Funding Ltd.
1.061% due 05/21/2021		$2,055	$2,049
Home Equity Loan Trust
0.655% due 04/25/2037		206	202
JPMorgan Mortgage Acquisition Trust
0.765% due 05/25/2036		280	275
0.785% due 05/25/2037		11,500	9,578
Long Beach Mortgage Loan Trust
0.680% due 08/25/2036		7,062	3,904
Madison Park Funding Ltd.
2.066% due 01/20/2025		1,000	1,001
Malin CLO BV
0.000% due 05/07/2023	EUR	2,063	2,300
MASTR Specialized Loan Trust
0.785% due 02/25/2036		$872	775
0.785% due 06/25/2046		827	728
0.895% due 01/25/2037		390	223
Morgan Stanley ABS Capital, Inc. Trust
1.455% due 11/25/2034		4,085	3,794
Morgan Stanley Capital, Inc. Trust
0.705% due 03/25/2036		127	108
Navient Private Education Loan Trust
2.024% due 01/16/2035		4,157	4,201
Palmer Square CLO Ltd.
2.079% due 10/17/2025		3,800	3,793
Panhandle-Plains Higher Education Authority, Inc.
1.776% due 10/01/2035		1,989	1,964
Panther CDO BV
0.148% due 10/15/2084	EUR	1,753	1,932
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
2.325% due 12/25/2034		$1,352	1,173
Penta CLO S.A.
0.067% due 06/04/2024	EUR	823	924
Renaissance Home Equity Loan Trust
5.612% due 04/25/2037		$955	491
5.812% due 11/25/2036		5,111	3,055
Residential Asset Mortgage Products Trust
0.744% due 12/25/2035		933	733
0.885% due 02/25/2036		1,000	729
SLM Private Education Loan Trust
1.274% due 10/16/2023		316	316
Soundview Home Loan Trust
1.200% due 06/25/2035		1,860	1,727
SpringCastle America Funding LLC
2.700% due 05/25/2023		5,053	5,071
Structured Asset Investment Loan Trust
1.425% due 05/25/2035		2,500	2,154
Structured Asset Securities Corp. Mortgage Loan Trust
0.735% due 02/25/2037		3,790	3,259
1.195% due 11/25/2035		500	404
THL Credit Wind River CLO Ltd.
2.119% due 01/18/2026		8,300	8,308
Tralee CLO Ltd.
2.046% due 07/20/2026		900	897
Tropic CDO Ltd.
1.110% due 04/15/2035		2,248	1,675
Vericrest Opportunity Loan Trust
4.250% due 03/26/2046		2,199	2,231
VOLT LLC
4.250% due 03/26/2046		3,071	3,117
Wells Fargo Home Equity Asset-Backed Securities Trust
0.775% due 07/25/2036		4,162	4,087

Total Asset-Backed Securities (Cost $125,032)			128,390

SOVEREIGN ISSUES 8.8%
Banco Nacional de Desenvolvimento Economico e Social
4.125% due 09/15/2017	EUR	1,100	1,268
6.500% due 06/10/2019		$300	325

78	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2017 (c)	BRL	5,800	$1,728
0.000% due 10/01/2017 (c)		25,300	6,919
Hydro-Quebec
1.302% due 09/29/2049 (e)		$1,300	923
Province of Ontario
1.100% due 10/25/2017		800	801
1.650% due 09/27/2019		12,000	12,110
2.000% due 01/30/2019		25,000	25,434
3.000% due 07/16/2018		25,000	25,845
3.150% due 06/02/2022	CAD	3,100	2,596
4.000% due 06/02/2021		2,000	1,718
4.400% due 06/02/2019		50,800	42,270
5.500% due 06/02/2018		300	247
Province of Quebec
3.500% due 07/29/2020		$600	646
3.500% due 12/01/2022	CAD	600	513
4.250% due 12/01/2021		10,600	9,271
4.500% due 12/01/2020		900	780
5.125% due 11/14/2016		$25	25
Republic of Greece Government International Bond
4.500% due 11/08/2016	JPY	30,000	296

Total Sovereign Issues (Cost $142,396)			133,715

		SHARES
COMMON STOCKS 0.0%

FINANCIALS 0.0%
Motors Liquidation Co. (a)		4,000	0

Total Common Stocks (Cost $0)			0

PREFERRED SECURITIES 0.3%

BANKING & FINANCE 0.3%
Farm Credit Bank of Texas
10.000% due 12/15/2020 (e)		4,000	4,750

Total Preferred Securities (Cost $4,120)			4,750

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 15.7%

CERTIFICATES OF DEPOSIT 2.7%
Barclays Bank PLC
1.641% due 09/08/2017	$7,600	$7,625
Credit Suisse AG
1.645% due 09/12/2017	5,100	5,107
Mitsubishi UFJ Trust & Banking Corp.
1.577% due 09/19/2017	2,100	2,101
Natixis S.A.
1.553% due 09/25/2017	4,300	4,310
1.553% due 10/02/2017	10,900	10,904
Sumitomo Mitsui Banking Corp.
1.550% due 09/15/2017	4,900	4,902
Sumitomo Mitsui Trust Bank Limited
1.584% due 09/18/2017	6,900	6,905

		41,854

COMMERCIAL PAPER 3.3%
AutoNation, Inc.
1.300% due 10/06/2016	5,400	5,399
1.300% due 10/20/2016	4,800	4,797
Energy Transfer Partners LP
1.750% due 12/16/2016	6,100	6,085
ENI Finance USA, Inc.
1.750% due 10/02/2017	4,400	4,322
Hyundai Capital America
0.750% due 11/03/2016	4,300	4,300
NiSource Finance Corp.
1.150% due 10/11/2016	3,000	2,999
Sempra Energy Holdings
0.960% due 10/17/2016	7,500	7,497
Thomson Reuters Corp.
1.016% due 10/24/2016	5,400	5,398
1.070% due 10/17/2016	3,100	3,099
Viacom, Inc.
1.300% due 11/14/2016	6,100	6,094

		49,990

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
REPURCHASE AGREEMENTS (f) 0.1%
			$1,165

JAPAN TREASURY BILLS 9.6%
(0.275)% due 10/31/2016 - 01/10/2017 (b)(c)	JPY	14,770,000	145,716

U.S. TREASURY BILLS 0.0%
0.469% due 03/02/2017 - 03/09/2017 (b)(c)(k)		$730	729

Total Short-Term Instruments (Cost $238,415)			239,454

Total Investments in Securities (Cost $1,862,747)			1,904,120

		SHARES
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%
PIMCO Short-Term Floating NAV Portfolio III		13,526	134

Total Short-Term Instruments (Cost $134)			134

Total Investments in Affiliates (Cost $134)			134

Total Investments 125.0% (Cost $1,862,881)			$1,904,254

Financial Derivative Instruments (h)(j) 0.0% (Cost or Premiums, net $(4,222))			205

Other Assets and Liabilities, net (25.0)%			(381,280)

Net Assets 100.0%			$1,523,179

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	09/30/2016	10/03/2016	$1,165	U.S. Treasury Bonds 8.000% due 11/15/2021 (2)	$(1,192)	$1,165	$1,165

Total Repurchase Agreements						$(1,192)	$1,165	$1,165

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	79

Schedule of Investments PIMCO Moderate Duration Fund (Cont.)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (3)	Borrowing Date	Maturity Date	Amount Borrowed (3)	Payable for Reverse Repurchase Agreements
BOS	0.650%	08/18/2016	10/18/2016	$(5,744)	$(5,749)
	0.780	09/14/2016	10/14/2016	(27,795)	(27,807)
	0.900	09/16/2016	10/07/2016	(1,654)	(1,655)
	0.900	09/19/2016	10/07/2016	(1,834)	(1,834)
	1.400	09/26/2016	10/03/2016	(5,574)	(5,575)
GRE	0.640	08/15/2016	10/17/2016	(16,779)	(16,794)
	0.650	08/17/2016	10/17/2016	(116)	(116)
	0.650	08/25/2016	10/25/2016	(11,738)	(11,746)
	0.660	09/08/2016	10/07/2016	(21,645)	(21,655)
	0.690	09/09/2016	10/11/2016	(3,084)	(3,085)
	0.690	09/12/2016	10/11/2016	(2,944)	(2,946)
	0.710	09/12/2016	10/12/2016	(14,577)	(14,583)
JPS	0.700	09/21/2016	10/05/2016	(4,819)	(4,820)
	0.750	09/13/2016	10/13/2016	(4,090)	(4,092)
	0.790	09/15/2016	03/15/2017	(9,653)	(9,656)

Total Reverse Repurchase Agreements					$(132,113)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate (3)	Borrowing Date	Maturity Date	Amount Borrowed (3)	Payable for Sale-Buyback Transactions (4)
GSC	0.800%	09/13/2016	10/13/2016	$(5,900)	$(5,903)
	0.950	09/19/2016	10/19/2016	(3,091)	(3,092)
	0.950	09/20/2016	10/20/2016	(24,899)	(24,908)
	0.950	09/23/2016	10/24/2016	(231)	(231)
	0.980	09/21/2016	10/21/2016	(559)	(559)
	1.040	09/22/2016	10/17/2016	(5,845)	(5,847)
	1.040	09/23/2016	10/17/2016	(11,856)	(11,859)

Total Sale-Buyback Transactions					$(52,399)

(3)	The average amount of borrowings outstanding during the period ended September 30, 2016 was $(37,940) at a weighted average interest rate of 0.623%.
(4)	Payable for sale-buyback transactions includes $(21) of deferred price drop.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2016:

(g)	Securities with an aggregate market value of $185,400 have been pledged as collateral under the terms of the following master agreements as of September 30, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure (5)
Global/Master Repurchase Agreement
BOS	$0	$(42,620)	$0	$(42,620)	$41,912	$(708)
GRE	0	(70,925)	0	(70,925)	69,949	(976)
JPS	0	(18,568)	0	(18,568)	18,357	(211)
SSB	1,165	0	0	1,165	(1,192)	(27)

Master Securities Forward Transaction Agreement
GSC	0	0	(52,399)	(52,399)	51,689	(710)

Total Borrowings and Other Financing Transactions	$1,165	$(132,113)	$(52,399)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

80	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(122,457)	$0	$(9,656)	$(132,113)

Total	$0	$(122,457)	$0	$(9,656)	$(132,113)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(52,399)	0	0	(52,399)

Total	$0	$(52,399)	$0	$0	$(52,399)

Total Borrowings	$0	$(174,856)	$0	$(9,656)	$(184,512)

Gross amount of recognized liabilities for reverse repurchase agreements and sale-buyback financing transactions					$(184,512)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 5-Year Note December Futures	$112.000	11/25/2016	288	$3	$0
Put - CBOT U.S. Treasury 5-Year Note December Futures	112.500	11/25/2016	186	2	0
Put - CBOT U.S. Treasury 5-Year Note December Futures	113.000	11/25/2016	627	5	1
Put - CBOT U.S. Treasury 5-Year Note January Futures	111.500	12/23/2016	504	4	4

				$14	$5

Total Purchased Options				$14	$5

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2017	732	$(92)	$37	$0
90-Day Eurodollar December Futures	Short	12/2018	735	(614)	64	0
90-Day Eurodollar June Futures	Short	06/2018	607	(323)	38	0
90-Day Eurodollar March Futures	Short	03/2017	101	14	1	0
90-Day Eurodollar March Futures	Short	03/2018	945	(467)	59	0
90-Day Eurodollar September Futures	Short	09/2017	643	93	24	0
90-Day Eurodollar September Futures	Short	09/2018	753	(502)	57	0
Canada Government 10-Year Bond December Futures	Short	12/2016	243	(57)	148	(63)
U.S. Treasury 5-Year Note December Futures	Long	12/2016	4,933	182	0	(1,041)
U.S. Treasury 10-Year Note December Futures	Long	12/2016	2,906	532	1	(1,198)
U.S. Treasury 30-Year Bond December Futures	Long	12/2016	52	(20)	0	(76)
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Short	06/2018	97	(86)	5	0
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Short	03/2018	148	(132)	7	0
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Short	09/2017	76	(57)	4	0
United Kingdom Long Gilt December Futures	Short	12/2016	18	24	21	0

Total Futures Contracts				$(1,505)	$466	$(2,378)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month CAD-Bank Bill	2.700%	12/19/2024	CAD	14,700	$(1,456)	$(764)	$54	$0
Receive	3-Month CAD-Bank Bill *	1.750	12/16/2046		1,100	(31)	(16)	6	0
Receive	3-Month USD-LIBOR	2.000	12/16/2019	$	34,700	(1,192)	(565)	28	0
Receive	3-Month USD-LIBOR	2.000	06/15/2021		89,100	(3,906)	(942)	140	0
Receive	3-Month USD-LIBOR *	1.450	06/28/2021		47,500	(90)	(5)	48	0
Receive	3-Month USD-LIBOR *	1.500	12/21/2021		12,700	(170)	31	24	0
Receive	3-Month USD-LIBOR	2.250	12/16/2022		87,800	(5,830)	(6,304)	223	0
Receive	3-Month USD-LIBOR	2.350	08/05/2025		1,800	(145)	(97)	8	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	81

Schedule of Investments PIMCO Moderate Duration Fund (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount			Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
									Asset	Liability
Receive	3-Month USD-LIBOR	2.500%	12/16/2025	$		12,200	$(1,241)	$(1,389)	$59	$0
Receive	3-Month USD-LIBOR	2.250	06/15/2026			22,500	(1,810)	(1,720)	115	0
Receive	3-Month USD-LIBOR *	1.750	12/21/2026			23,810	(593)	22	129	0
Receive	3-Month USD-LIBOR	2.750	12/16/2045			143,800	(33,116)	(27,425)	2,626	0
Receive	3-Month USD-LIBOR	2.500	06/15/2046			8,100	(1,414)	(1,211)	149	0
Receive	6-Month GBP-LIBOR	1.500	12/16/2017		GBP	29,900	(564)	(268)	5	0
Receive	6-Month GBP-LIBOR *	0.500	03/15/2019			6,600	(16)	(2)	3	0

							$(51,574)	$(40,655)	$3,617	$0

Total Swap Agreements							$(51,574)	$(40,655)	$3,617	$0

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2016:

(i)	Securities with an aggregate market value of $29,160 and cash of $5,102 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$5	$466	$3,617	$4,088	$0	$(2,378)	$0	$(2,378)

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2016	BRL	6,047		$1,863	$3	$0
	10/2016	CAD	98,472		76,276	1,218	0
	10/2016	DKK	39,880		5,961	0	(56)
	10/2016	GBP	12,745		16,862	343	0
	10/2016	JPY	1,610,000		15,714	0	(180)
	10/2016		$1,851	BRL	6,047	9	0
	10/2016		6,054	DKK	40,214	14	0
	11/2016	KRW	8,020,138		$7,214	4	(68)
	11/2016	TWD	33,126		1,044	0	(17)
	12/2016	JPY	210,000		2,068	0	(10)
	01/2017	DKK	97,869		14,983	151	0
	01/2017	JPY	190,000		1,883	1	0
	04/2017	DKK	40,214		6,104	0	(17)
BPS	10/2016	CNH	6,810		1,002	0	(19)
	10/2016		$213	CNH	1,449	4	0
	10/2016		12,674	EUR	11,356	83	0
	10/2016		15,122	GBP	11,623	0	(56)
	10/2016		7,176	MXN	137,506	0	(98)
	11/2016	GBP	11,623		$15,129	55	0
	11/2016	ILS	428		113	0	(2)
	11/2016		$6,945	JPY	698,000	0	(51)
	12/2016	JPY	1,460,000		$14,192	0	(242)
	12/2016		$996	CNH	6,810	20	0
	01/2018	BRL	281		$82	5	0
BRC	10/2016		$3,840	DKK	25,500	8	0
	07/2017	DKK	25,500		$3,890	0	(9)
CBK	10/2016	BRL	32,700		7,908	0	(2,147)
	10/2016	MXN	258,582		13,936	671	(46)
	10/2016		$10,073	BRL	32,700	0	(18)
	10/2016		1,273	CAD	1,641	0	(22)
	11/2016	JPY	2,600,000		$25,663	61	(87)
	12/2016		2,450,000		24,021	0	(209)
	01/2017	DKK	31,325		4,736	0	(12)
	01/2017	JPY	140,000		1,388	1	0
DUB	10/2016	MXN	194,327		9,889	0	(114)
	10/2016		$2,942	CNH	19,592	0	(8)

82	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	11/2016	MYR	8,778		$2,169	$44	$0
	11/2016	SGD	1,531		1,119	0	(4)
	11/2016		$1,496	SGD	2,039	0	0
	12/2016		1,269	CNH	8,638	21	0
	01/2017	BRL	70,300		$16,152	0	(4,886)
	01/2017		$14,814	BRL	64,500	4,489	0
FBF	10/2016	DKK	15,565		$2,338	0	(10)
	10/2016		$1,110	RUB	71,129	19	0
	11/2016	KRW	1,324,704		$1,203	1	0
	11/2016	SGD	6,706		4,960	41	0
	12/2016	RUB	71,129		1,095	0	(18)
GLM	10/2016	CNH	23,808		3,505	0	(63)
	10/2016	DKK	40,855		6,193	29	0
	10/2016	MXN	66,845		3,643	202	0
	10/2016		$1,128	AUD	1,496	17	0
	10/2016		13,920	CAD	18,135	0	(97)
	10/2016		6,878	CNH	47,034	170	0
	10/2016		35,105	EUR	31,316	74	0
	11/2016	EUR	31,316		$35,148	0	(78)
	11/2016	KRW	960,534		860	0	(12)
	11/2016		$2,266	SGD	3,091	1	0
	12/2016		3,165	CNH	21,509	46	0
HUS	10/2016		18,251	DKK	121,253	43	0
	11/2016	KRW	3,561,169		$3,243	11	0
	12/2016	CNH	28,319		4,262	34	0
	01/2017		$3,048	DKK	20,265	24	0
	10/2017	DKK	121,253		$18,569	0	(59)
JPM	10/2016	AUD	10,005		7,613	0	(45)
	10/2016	CAD	5,873		4,571	95	0
	10/2016	CNH	14,920		2,282	46	0
	10/2016	DKK	52,420		7,933	23	0
	10/2016	JPY	640,000		6,123	0	(195)
	10/2016	MXN	74,737		3,787	0	(60)
	10/2016		$64,063	CAD	84,568	491	(94)
	10/2016		5,919	MXN	109,704	0	(272)
	11/2016	CAD	76,998		$58,209	0	(494)
	11/2016	JPY	1,240,400		12,259	50	(45)
	11/2016	KRW	3,696,054		3,311	0	(43)
	11/2016	TWD	60,073		1,899	0	(26)
	11/2016		$8,301	JPY	845,167	48	0
	12/2016	JPY	760,000		$7,505	0	(11)
	12/2016		$3,085	CNH	21,201	81	0
	01/2017	JPY	180,000		$1,783	0	0
	10/2017	DKK	20,875		3,199	0	(8)
	01/2018		$82	BRL	281	0	(5)
MSB	10/2016	BRL	32,700		$10,078	23	0
	10/2016	EUR	42,672		48,265	329	0
	10/2016		$7,795	BRL	32,700	2,260	0
	11/2016		1,852		6,047	0	(9)
	12/2016	CNH	29,839		$4,485	29	0
NAB	10/2016		$6,527	AUD	8,509	0	(15)
	11/2016	AUD	8,509		$6,523	14	0
SCX	10/2016	RUB	71,129		1,083	0	(46)
	10/2016		$1,380	CNH	9,224	2	0
	10/2016		1,489	GBP	1,122	0	(35)
	11/2016	MYR	7,977		$1,959	28	0
	11/2016	THB	6,693		192	0	(1)
	11/2016	TWD	127,582		3,990	0	(98)
	11/2016		$1,579	SGD	2,146	0	(5)
	10/2017	BRL	25,300		$6,875	0	(190)
SOG	11/2016	SGD	27,387		20,396	308	0
UAG	10/2016	CNH	32,114		4,893	80	0
	11/2016	JPY	2,530,000		25,238	246	0
	11/2016	KRW	27,274,802		24,532	1	(219)
	11/2016	TWD	103,304		3,246	0	(64)
	11/2016		$151	INR	10,259	2	0
	11/2016		35,546	JPY	3,572,100	0	(261)
	12/2016	JPY	1,630,000		$16,044	0	(81)
	04/2017	DKK	77,568		11,790	0	(18)

Total Forward Foreign Currency Contracts						$12,073	$(11,055)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	83

Schedule of Investments PIMCO Moderate Duration Fund (Cont.)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
CBK	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000%	12/21/2016	$	6,300	$55	$12
GLM	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.940	08/20/2018		2,500	244	53
JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.100	01/30/2018		17,900	254	344
MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	12/13/2016		16,000	135	26
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	12/21/2016		33,500	292	63
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.905	08/20/2018		8,000	789	181

								$1,769	$679

Total Purchased Options								$1,769	$679

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
FBF	Call - OTC USD versus BRL	BRL	6.300	01/11/2018	$4,100	$(218)	$(29)
	Call - OTC USD versus MXN	MXN	20.500	10/26/2016	1,800	(19)	(6)
HUS	Call - OTC USD versus RUB	RUB	87.000	12/08/2016	3,500	(151)	(1)
JPM	Call - OTC USD versus MXN	MXN	20.500	10/26/2016	3,800	(39)	(14)

						$(427)	$(50)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.770%	12/21/2016	$	12,600	$(55)	$(5)
GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800	08/20/2018		11,200	(250)	(32)
JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.100	01/30/2018		17,900	(93)	(88)
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.600	01/30/2018		17,900	(162)	(198)
MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.765	12/13/2016		32,000	(136)	(9)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.770	12/21/2016		67,000	(293)	(25)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800	08/20/2018		35,200	(786)	(99)

								$(1,775)	$(456)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
JPM	Put - OTC Fannie Mae 3.000% due 11/01/2046	$	102.719	11/07/2016	$6,000	$(14)	$(5)
	Put - OTC Fannie Mae 3.000% due 11/01/2046		102.813	11/07/2016	4,000	(9)	(4)
	Call - OTC Fannie Mae 3.000% due 11/01/2046		103.719	11/07/2016	6,000	(11)	(22)
	Call - OTC Fannie Mae 3.000% due 11/01/2046		103.813	11/07/2016	4,000	(8)	(13)

						$(42)	$(44)

Total Written Options						$(2,244)	$(550)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2016:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		349		2,773		(2)		(1,939)		(1,181)		0
Notional Amount in $		$571,000		$398,300		$(31,100)		$(591,600)		$(119,600)		$227,000
Notional Amount in AUD	AUD	12,400	AUD	116,400	AUD	(7,900)	AUD	(89,400)	AUD	(31,500)	AUD	0
Notional Amount in EUR	EUR	89,700	EUR	21,300	EUR	(28,600)	EUR	(55,000)	EUR	(27,400)	EUR	0
Notional Amount in GBP	GBP	0	GBP	21,800	GBP	(4,500)	GBP	(17,300)	GBP	0	GBP	0
Premiums		$(4,054)		$(3,993)		$463		$4,037		$1,303		$(2,244)

84	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2016 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BPS	Credit Suisse Group Finance	1.000%	06/20/2017	0.774%	EUR 3,200	$0	$7	$7	$0
	Volkswagen International Finance NV	1.000	12/20/2016	0.311	1,100	(3)	5	2	0
BRC	Brazil Government International Bond	1.000	12/20/2016	0.558	$ 6,300	(15)	24	9	0
CBK	Mexico Government International Bond	1.000	12/20/2019	1.079	5,100	20	(31)	0	(11)
	Volkswagen International Finance NV	1.000	12/20/2016	0.311	EUR 2,700	(5)	11	6	0
DUB	Brazil Government International Bond	1.000	12/20/2016	0.558	$ 1,700	(4)	6	2	0
FBF	Goldman Sachs Group, Inc.	1.000	12/20/2020	0.843	300	(1)	3	2	0
GST	Volkswagen International Finance NV	1.000	12/20/2017	0.355	EUR 3,400	(40)	72	32	0
JPM	Goldman Sachs Group, Inc.	1.000	12/20/2020	0.843	$ 11,600	(14)	93	79	0

						$(62)	$190	$139	$(11)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
								Asset	Liability
DUB	CMBX.NA.AAA.7 Index	0.500%	01/17/2047	$	1,400	$(44)	$22	$0	$(22)
GST	CDX.IG-9 10-Year Index 30-100%	0.548	12/20/2017		193	0	1	1	0
	CMBX.NA.AAA.9 Index	0.500	09/17/2058		23,800	(965)	93	0	(872)
JPM	CDX.IG-9 10-Year Index 30-100%	0.553	12/20/2017		579	0	4	4	0
MEI	CMBX.NA.AAA.8 Index	0.500	10/17/2057		9,800	(648)	411	0	(237)
MYC	CMBX.NA.AAA.7 Index	0.500	01/17/2047		1,600	(50)	24	0	(26)
	CMBX.NA.AAA.8 Index	0.500	10/17/2057		7,200	(535)	361	0	(174)
	CMBX.NA.AAA.9 Index	0.500	09/17/2058		14,600	(593)	58	0	(535)
	CMBX.NA.BBB-.8 Index	3.000	10/17/2057		5,400	(864)	(55)	0	(919)

						$(3,699)	$919	$5	$(2,785)

Total Swap Agreements						$(3,761)	$1,109	$144	$(2,796)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2016:

(k)	Securities with an aggregate market value of $6,349 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure (5)
BOA	$1,743	$0	$0	$1,743	$(348)	$0	$0	$(348)	$1,395	$(1,440)	$(45)
BPS	167	0	9	176	(468)	0	0	(468)	(292)	309	17
BRC	8	0	9	17	(9)	0	0	(9)	8	0	8
CBK	733	12	6	751	(2,541)	(5)	(11)	(2,557)	(1,806)	1,790	(16)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	85

Schedule of Investments PIMCO Moderate Duration Fund (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure (5)
DUB	$4,554	$0	$2	$4,556	$(5,012)	$0	$(22)	$(5,034)	$(478)	$193	$(285)
FBF	61	0	2	63	(28)	(35)	0	(63)	0	0	0
GLM	539	53	0	592	(250)	(32)	0	(282)	310	(310)	0
GST	0	0	33	33	0	0	(872)	(872)	(839)	918	79
HUS	112	0	0	112	(59)	(1)	0	(60)	52	0	52
JPM	834	344	83	1,261	(1,298)	(344)	0	(1,642)	(381)	362	(19)
MEI	0	0	0	0	0	0	(237)	(237)	(237)	419	182
MSB	2,641	0	0	2,641	(9)	0	0	(9)	2,632	(2,700)	(68)
MYC	0	270	0	270	0	(133)	(1,654)	(1,787)	(1,517)	1,590	73
NAB	14	0	0	14	(15)	0	0	(15)	(1)	0	(1)
SCX	30	0	0	30	(375)	0	0	(375)	(345)	299	(46)
SOG	308	0	0	308	0	0	0	0	308	(340)	(32)
UAG	329	0	0	329	(643)	0	0	(643)	(314)	265	(49)

Total Over the Counter	$12,073	$679	$144	$12,896	$(11,055)	$(550)	$(2,796)	$(14,401)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$5	$5
Futures	0	0	0	0	466	466
Swap Agreements	0	0	0	0	3,617	3,617

	$0	$0	$0	$0	$4,088	$4,088

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$12,073	$0	$12,073
Purchased Options	0	0	0	0	679	679
Swap Agreements	0	144	0	0	0	144

	$0	$144	$0	$12,073	$679	$12,896

	$0	$144	$0	$12,073	$4,767	$16,984

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2,378	$2,378

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$11,055	$0	$11,055
Written Options	0	0	0	50	500	550
Swap Agreements	0	2,796	0	0	0	2,796

	$0	$2,796	$0	$11,105	$500	$14,401

	$0	$2,796	$0	$11,105	$2,878	$16,779

86	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(6)	$(6)
Written Options	0	0	0	0	634	634
Futures	0	0	0	0	2,934	2,934
Swap Agreements	0	391	0	0	(6,471)	(6,080)

	$0	$391	$0	$0	$(2,909)	$(2,518)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,863	$0	$6,863
Purchased Options	0	0	0	0	(1,083)	(1,083)
Written Options	0	92	0	2,218	1,249	3,559
Swap Agreements	0	1,095	0	118	39	1,252

	$0	$1,187	$0	$9,199	$205	$10,591

	$0	$1,578	$0	$9,199	$(2,704)	$8,073

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(7)	$(7)
Written Options	0	0	0	0	(17)	(17)
Futures	0	0	0	0	864	864
Swap Agreements	0	0	0	0	(13,524)	(13,524)

	$0	$0	$0	$0	$(12,684)	$(12,684)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(7,612)	$0	$(7,612)
Purchased Options	0	0	0	0	359	359
Written Options	0	(91)	0	870	(395)	384
Swap Agreements	0	104	0	0	(42)	62

	$0	$13	$0	$(6,742)	$(78)	$(6,807)

	$0	$13	$0	$(6,742)	$(12,762)	$(19,491)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Investments in Securities, at Value
Bank Loan Obligations	$0	$5,317	$0	$5,317
Corporate Bonds & Notes
Banking & Finance	0	326,704	740	327,444
Industrials	0	39,204	0	39,204
Utilities	0	61,575	0	61,575
Municipal Bonds & Notes
California	0	9,060	0	9,060
Illinois	0	5,165	0	5,165
New York	0	733	0	733
U.S. Government Agencies	0	302,738	0	302,738
U.S. Treasury Obligations	0	517,526	0	517,526
Non-Agency Mortgage-Backed Securities	0	129,049	0	129,049
Asset-Backed Securities	0	128,390	0	128,390
Sovereign Issues	0	133,715	0	133,715
Preferred Securities
Banking & Finance	0	4,750	0	4,750
Short-Term Instruments
Certificates of Deposit	0	41,854	0	41,854
Commercial Paper	0	45,668	4,322	49,990
Repurchase Agreements	0	1,165	0	1,165
Japan Treasury Bills	0	145,716	0	145,716
U.S. Treasury Bills	0	729	0	729

	$0	$1,899,058	$5,062	$1,904,120

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$134	$0	$0	$134

Total Investments	$134	$1,899,058	$5,062	$1,904,254

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	466	3,622	0	4,088
Over the counter	0	12,896	0	12,896

	$466	$16,518	$0	$16,984

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(2,378)	0	0	(2,378)
Over the counter	0	(14,401)	0	(14,401)

	$(2,378)	$(14,401)	$0	$(16,779)

Totals	$(1,778)	$1,901,175	$5,062	$1,904,459

There were no significant transfers between Levels 1, 2, or 3 during the period ended September 30, 2016.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	87

Schedule of Investments PIMCO Mortgage-Backed Securities Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 178.3%

CORPORATE BONDS & NOTES 1.4%

BANKING & FINANCE 0.9%
Preferred Term Securities Ltd.
1.717% due 07/03/2033	$900	$635
Synchrony Financial
2.192% due 11/09/2017	1,200	1,208

		1,843

INDUSTRIALS 0.5%
Norwegian Air Shuttle ASA
4.875% due 11/10/2029	1,000	1,000

Total Corporate Bonds & Notes (Cost $2,863)		2,843

U.S. GOVERNMENT AGENCIES 147.9%
Fannie Mae
0.000% due 07/25/2022 (b)(c)	9	9
0.584% due 12/25/2036	1,861	1,857
0.645% due 03/25/2034	415	412
0.675% due 08/25/2034	32	31
0.765% due 06/25/2033	28	28
0.785% due 06/25/2032	135	130
0.825% due 03/25/2018	33	33
0.865% due 11/25/2032	56	55
0.931% due 04/18/2028	2	2
0.975% due 05/25/2023 - 07/25/2036	1,012	1,016
1.025% due 03/25/2017 - 03/25/2032	216	217
1.175% due 02/25/2024	142	142
1.185% due 04/25/2037	1,161	1,161
1.225% due 10/25/2037	1,042	1,059
1.525% due 04/25/2023 - 04/25/2032	120	124
1.550% due 05/01/2033	174	180
1.640% due 10/25/2046 (a)	98	5
1.689% due 08/01/2042 - 10/01/2044	981	1,001
1.743% due 02/01/2036	291	291
1.769% due 07/25/2044 (a)	373	22
1.800% due 07/25/2052 (a)	388	28
1.831% due 07/25/2044 (a)	321	19
1.855% due 04/25/2055 (a)	584	37
1.859% due 09/25/2045 (a)	280	17
1.907% due 03/25/2045 (a)	367	28
1.908% due 01/25/2045 (a)	382	25
1.913% due 07/25/2045 (a)	747	52
1.937% due 10/25/2045 (a)	498	33
1.991% due 08/25/2054 (a)	161	11
2.000% due 01/01/2028 - 09/01/2029	820	835
2.039% due 08/25/2055 (a)	367	23
2.040% due 08/25/2044 (a)	345	22
2.243% due 08/01/2027	233	238
2.247% due 12/01/2034	7	8
2.249% due 01/01/2035	42	43
2.261% due 11/01/2034	19	20
2.295% due 02/01/2035	91	95
2.329% due 12/01/2034	18	19
2.338% due 03/01/2032	49	50
2.397% due 01/01/2035	211	220
2.404% due 11/01/2035	73	74
2.410% due 03/01/2035	5	5
2.423% due 01/25/2022 (a)	6,493	533
2.425% due 09/01/2034 - 05/01/2035	586	618
2.427% due 12/01/2034	420	442
2.444% due 03/01/2035	35	37
2.445% due 04/01/2035	121	127
2.452% due 01/01/2035	46	48
2.465% due 01/01/2035	60	63
2.474% due 10/01/2035 - 12/01/2035	367	373
2.475% due 10/01/2028 - 02/01/2035	47	49
2.484% due 01/01/2035	74	77
2.500% due 03/01/2027 - 08/01/2028	1,416	1,470
2.504% due 02/01/2035	50	52
2.538% due 09/01/2035	149	157
2.581% due 03/01/2035	22	23
2.591% due 10/01/2035	16	17
2.640% due 09/01/2041	454	476
2.641% due 02/01/2035	25	27
2.655% due 11/01/2035	107	113

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.693% due 10/01/2037 - 02/01/2042	$2,194	$2,315
2.713% due 04/01/2033	88	92
2.735% due 02/01/2035	43	46
2.742% due 05/25/2035	157	166
2.748% due 05/01/2035	129	136
2.756% due 02/01/2035	36	37
2.766% due 01/01/2036	401	425
2.845% due 07/01/2035	41	43
2.848% due 05/01/2038	1,309	1,394
2.859% due 07/01/2035	81	85
2.874% due 06/01/2030	7	8
2.891% due 05/01/2035	116	122
2.907% due 07/01/2035	84	89
3.000% due 06/01/2029 - 09/25/2045	3,342	3,445
3.000% due 04/25/2046 (a)	793	99
3.071% due 05/01/2023	4	4
3.130% due 10/01/2032	132	133
3.330% due 07/01/2022	732	794
3.440% due 02/01/2032	1,000	1,112
3.500% due 01/01/2027 - 02/01/2046	10,983	11,645
3.600% due 08/01/2023	453	500
4.000% due 09/01/2018 - 11/25/2045	23,327	25,440
4.500% due 04/01/2018 - 08/01/2041	3,458	3,799
5.000% due 01/01/2019 - 01/01/2024	563	592
5.075% due 06/25/2044 (a)	1,401	216
5.215% due 04/25/2043 - 06/25/2043	1,300	1,284
5.365% due 03/25/2043	282	283
5.500% due 08/01/2024 - 11/01/2039	1,090	1,243
6.000% due 07/01/2017 - 11/01/2040	3,114	3,550
6.500% due 06/01/2021 - 11/01/2037	1,361	1,576
6.500% due 04/25/2038 (a)	55	12
7.000% due 09/25/2023	14	15
7.500% due 09/01/2034	1	2
7.750% due 08/25/2022	7	8
8.112% due 10/25/2045	386	395
Fannie Mae, TBA
2.500% due 11/01/2031	10,000	10,340
3.000% due 11/01/2031 - 12/01/2046	9,300	9,721
3.500% due 10/01/2031 - 11/01/2046	39,000	41,124
4.000% due 10/01/2046 - 11/01/2046	1,850	1,985
4.500% due 11/01/2046	2,000	2,188
5.000% due 11/01/2046	2,000	2,220
5.500% due 10/01/2046	3,000	3,381
Federal Housing Administration
7.430% due 06/01/2019	18	17
Freddie Mac
0.774% due 05/15/2035	61	61
0.924% due 06/15/2032 - 12/15/2032	256	257
0.942% due 01/25/2023 (a)	22,910	954
0.974% due 12/15/2031	96	96
1.024% due 09/15/2030	10	10
1.156% due 11/25/2022 (a)	10,380	537
1.250% due 10/02/2019	3,100	3,123
1.380% due 04/25/2021 (a)	6,503	305
1.424% due 02/15/2021	152	153
1.475% due 10/15/2037 (a)	124	8
1.476% due 11/25/2019 (a)	3,690	120
1.548% due 11/25/2019 (a)	34,242	1,300
1.650% due 10/15/2037 (a)	46	3
1.689% due 02/25/2045	279	286
1.758% due 05/15/2037 (a)	89	6
1.780% due 07/25/2019	2,000	2,020
1.855% due 10/15/2037 (a)	1,280	83
1.859% due 03/15/2037 (a)	114	8
1.909% due 11/15/2038 (a)	334	24
1.921% due 11/15/2036 (a)	269	19

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.941% due 02/01/2018	$6	$6
1.944% due 08/15/2041 (a)	101	7
1.987% due 10/15/2041 (a)	287	18
2.065% due 02/15/2038 (a)	235	16
2.100% due 02/15/2038 (a)	258	17
2.183% due 08/15/2036 (a)	241	17
2.500% due 03/01/2035	11	11
2.570% due 02/01/2035	8	8
2.574% due 01/01/2034	20	22
2.602% due 01/01/2035	54	57
2.643% due 11/01/2031	33	35
2.733% due 02/01/2028	50	51
2.743% due 09/01/2034	706	748
2.745% due 09/01/2037	434	459
2.769% due 04/01/2035	83	87
2.779% due 11/01/2036	282	299
2.796% due 02/01/2035	26	27
2.798% due 04/01/2035	54	57
2.816% due 11/01/2028	1	1
2.826% due 10/01/2039	1,261	1,329
2.889% due 05/01/2032	17	18
2.903% due 09/01/2035	300	316
2.949% due 06/01/2035	39	42
2.964% due 02/01/2035	10	10
2.985% due 08/01/2036	36	38
3.000% due 06/15/2037 - 08/01/2046	5,934	6,099
3.014% due 08/01/2025	1	2
3.018% due 03/01/2035	17	18
3.500% due 12/15/2022 - 10/15/2044	656	687
4.000% due 03/15/2042 - 07/01/2043	4,013	4,367
4.000% due 09/15/2045 - 04/15/2046 (a)	3,064	578
4.500% due 03/15/2021 - 04/01/2044	1,107	1,233
5.000% due 08/01/2033 - 07/01/2041	5,715	6,361
5.500% due 12/01/2017 - 06/01/2040	3,536	3,996
5.500% due 10/15/2035 (a)	319	69
6.000% due 02/01/2024 - 05/01/2040	2,456	2,818
6.500% due 12/15/2023 - 05/15/2028	246	278
8.000% due 06/15/2026	6	7
10.871% due 05/15/2035	166	195
13.907% due 05/15/2041	260	312
Freddie Mac, TBA
2.500% due 10/01/2046	2,000	2,017
3.000% due 11/01/2046	6,000	6,222
3.500% due 10/01/2046 - 11/01/2046	14,000	14,754
4.000% due 10/01/2046 - 11/01/2046	9,000	9,645
4.500% due 11/01/2046	4,000	4,376
Ginnie Mae
0.730% due 02/16/2032 - 07/16/2032	11	11
0.780% due 08/16/2032	119	119
1.080% due 04/16/2032	99	100
1.214% due 09/20/2063	1,018	1,025
1.244% due 09/20/2065	1,087	1,086
1.494% due 04/20/2063 - 08/20/2063	3,758	3,823
1.794% due 09/20/2063	861	886
1.875% due 07/20/2022 - 08/20/2026	9	9
2.000% due 02/20/2017 - 03/20/2043	90	87
2.125% due 06/20/2017	1	1
2.500% due 12/20/2021	3	3
3.000% due 10/15/2045	48	50
3.500% due 02/20/2018 - 05/20/2046	8,110	8,596
3.500% due 01/20/2041 - 08/20/2042 (a)	3,402	496
4.000% due 01/20/2018 - 01/20/2046	2,925	3,138

88	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 06/20/2045 (a)	$2,213	$266
4.500% due 01/15/2035 - 06/20/2043	2,798	3,111
5.000% due 11/20/2034 - 08/20/2045	3,487	3,869
5.500% due 09/15/2033 - 12/15/2039	409	464
6.000% due 05/20/2042	112	129
6.500% due 07/15/2024 - 08/15/2038	575	664
7.500% due 08/15/2027	1	1
8.112% due 09/20/2045	911	938
Ginnie Mae, TBA
3.000% due 10/01/2046 - 11/01/2046	12,000	12,552
3.500% due 10/01/2046 - 11/01/2046	10,700	11,373
4.000% due 10/01/2046 - 11/01/2046	18,000	19,298
4.500% due 10/01/2046	9,000	9,715

Total U.S. Government Agencies (Cost $300,926)		305,373

U.S. TREASURY OBLIGATIONS 4.9%
U.S. Treasury Notes
1.250% due 07/31/2023	2,100	2,079
1.625% due 04/30/2023	7,900	8,019

Total U.S. Treasury Obligations (Cost $9,989)		10,098

NON-AGENCY MORTGAGE-BACKED SECURITIES 7.0%
Angel Oak Mortgage Trust LLC
4.500% due 11/25/2045	59	59
Banc of America Commercial Mortgage Trust
5.451% due 01/15/2049	90	90
Banc of America Funding Ltd.
0.785% due 10/03/2039	1	1
Banc of America Funding Trust
0.822% due 05/20/2035 ^	89	63
3.002% due 01/20/2047 ^	512	434
Banc of America Mortgage Trust
3.546% due 07/20/2032	10	10
Banco La Hipotecaria S.A.
3.358% due 01/15/2046	900	936
Bear Stearns ALT-A Trust
3.465% due 11/25/2036 ^	1,019	853
CBA Commercial Small Balance Commercial Mortgage
0.805% due 12/25/2036	135	126
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.805% due 01/25/2035	54	49
Citigroup Mortgage Loan Trust, Inc.
1.324% due 08/25/2035 ^	849	656
COLT Funding LLC
3.000% due 05/25/2046	374	377
Countrywide Alternative Loan Trust
0.732% due 07/20/2046 ^	113	56
0.735% due 05/25/2035	529	443
0.775% due 09/25/2046 ^	450	130
0.775% due 10/25/2046 ^	135	71
0.795% due 05/25/2036 ^	8	18
0.812% due 09/20/2046	369	148
0.865% due 10/25/2046 ^	409	28
0.894% due 11/25/2035 ^	26	5
Countrywide Commercial Mortgage Trust
6.300% due 11/12/2043	591	602
Countrywide Home Loan Mortgage Pass-Through Trust
0.815% due 04/25/2035	226	195
0.825% due 04/25/2046 ^	36	27
0.865% due 03/25/2036	82	45
0.875% due 02/25/2036 ^	28	28
1.105% due 02/25/2035	8	7
1.445% due 09/25/2034	238	163
2.298% due 06/19/2031	39	36
2.431% due 04/25/2035	674	550

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Credit Suisse First Boston Mortgage Securities Corp.
3.053% due 09/25/2034	$278	$271
Credit Suisse Mortgage Capital Certificates
4.791% due 05/27/2053	483	527
DBUBS Mortgage Trust
3.742% due 11/10/2046	61	62
GreenPoint Mortgage Funding Trust
0.725% due 10/25/2046	359	264
0.725% due 12/25/2046 ^	315	228
0.795% due 04/25/2036 ^	28	20
0.845% due 09/25/2046 ^	360	177
0.865% due 10/25/2046	353	214
GSR Mortgage Loan Trust
0.785% due 08/25/2046	319	145
HarborView Mortgage Loan Trust
0.726% due 07/21/2036	188	153
0.771% due 03/19/2036	67	49
0.781% due 09/19/2046 ^	2	0
HomeBanc Mortgage Trust
0.705% due 12/25/2036	203	180
IndyMac Mortgage Loan Trust
0.725% due 06/25/2046	166	126
0.725% due 11/25/2046	329	260
JPMorgan Chase Commercial Mortgage Securities Corp.
1.977% due 01/15/2033	1,400	1,401
La Hipotecaria Panamanian Mortgage Trust
3.008% due 11/24/2042	1,142	1,162
LB Commercial Mortgage Trust
5.517% due 07/15/2044	86	88
Lehman XS Trust
0.845% due 11/25/2046 ^	363	166
MASTR Adjustable Rate Mortgages Trust
0.825% due 05/25/2047 ^	324	212
0.865% due 05/25/2047 ^	324	152
MASTR Alternative Loan Trust
0.925% due 03/25/2036	1,118	229
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
1.224% due 11/15/2031	102	96
Residential Accredit Loans, Inc. Trust
0.725% due 12/25/2046 ^	309	215
0.755% due 05/25/2037 ^	61	15
0.795% due 05/25/2046 ^	311	200
3.477% due 08/25/2035 ^	211	113
Sequoia Mortgage Trust
1.231% due 10/19/2026	69	67
1.292% due 10/20/2027	15	14
Structured Asset Mortgage Investments Trust
1.191% due 09/19/2032	39	38
Thornburg Mortgage Securities Trust
2.648% due 09/25/2037	113	111
2.894% due 10/25/2046	255	243
UBS-Barclays Commercial Mortgage Trust
1.422% due 04/10/2046 (a)	3,355	202
WaMu Mortgage Pass-Through Certificates Trust
1.025% due 07/25/2044	183	168
1.225% due 12/25/2045	322	137
Washington Mutual Mortgage Pass-Through Certificates Trust
0.775% due 07/25/2046 ^	29	12
1.227% due 12/25/2046	288	196
1.277% due 04/25/2047 ^	62	5
Wells Fargo Commercial Mortgage Trust
2.188% due 10/15/2045 (a)	3,267	248

Total Non-Agency Mortgage-Backed Securities (Cost $15,053)		14,372

ASSET-BACKED SECURITIES 12.4%
ACE Securities Corp. Home Equity Loan Trust
0.665% due 07/25/2036	1,990	1,372
Aegis Asset-Backed Securities Trust
1.224% due 03/25/2035	300	258

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Amortizing Residential Collateral Trust
1.105% due 07/25/2032	$25	$24
1.225% due 10/25/2031	13	12
Amresco Residential Securities Corp. Mortgage Loan Trust
1.020% due 06/25/2028	101	97
1.080% due 09/25/2027	41	40
1.155% due 09/25/2028	283	272
Bayview Opportunity Master Fund Trust
2.981% due 07/28/2034	489	489
Centex Home Equity Loan Trust
0.825% due 01/25/2032	12	11
CIT Group Home Equity Loan Trust
1.065% due 06/25/2033	90	86
Citigroup Global Markets Mortgage Securities, Inc.
1.500% due 10/25/2028	93	92
Citigroup Mortgage Loan Trust, Inc.
0.685% due 12/25/2036	1,174	776
Conseco Finance Home Equity Loan Trust
2.024% due 05/15/2032	428	422
Countrywide Asset-Backed Certificates
0.665% due 04/25/2047	297	259
1.205% due 06/25/2033	148	144
Denali Capital CLO Ltd.
0.932% due 01/22/2022	321	318
Dryden Senior Loan Fund
1.850% due 01/15/2022	850	850
EMC Mortgage Loan Trust
1.275% due 08/25/2040	74	69
Flatiron CLO Ltd.
2.115% due 10/25/2024	500	500
2.253% due 10/25/2024	1,000	1,000
Fortress Credit BSL Ltd.
1.868% due 01/19/2025	400	400
GCAT LLC
4.250% due 10/25/2019	245	247
4.500% due 03/25/2021	816	821
GSAA Home Equity Trust
0.825% due 03/25/2037	383	254
Home Equity Asset Trust
1.125% due 11/25/2032	3	2
HSI Asset Securitization Corp. Trust
0.665% due 01/25/2037	553	395
KVK CLO Ltd.
2.257% due 02/10/2025	1,800	1,805
Morgan Stanley ABS Capital, Inc. Trust
0.655% due 01/25/2037	1,290	697
Morgan Stanley Mortgage Loan Trust
0.885% due 04/25/2037	835	423
Muir Grove CLO Ltd.
1.335% due 03/25/2020	213	213
NYMT Residential
4.000% due 03/25/2021	714	715
Ocean Trails CLO
0.904% due 06/27/2022	1,513	1,501
Renaissance Home Equity Loan Trust
1.285% due 12/25/2032	54	51
Residential Asset Securities Corp. Trust
0.775% due 11/25/2036	773	493
Saxon Asset Securities Trust
2.275% due 12/25/2037	290	239
Securitized Asset-Backed Receivables LLC Trust
1.170% due 01/25/2035	991	837
SMB Private Education Loan Trust
1.424% due 07/15/2022	1,021	1,024
Specialty Underwriting & Residential Finance Trust
1.205% due 01/25/2034	35	33
Structured Asset Investment Loan Trust
0.835% due 01/25/2036	1,600	1,259
United National Home Loan Owner Trust
7.410% due 03/25/2025 ^	61	61
Vericrest Opportunity Loan Trust
3.375% due 11/25/2054	45	46

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	89

Schedule of Investments PIMCO Mortgage-Backed Securities Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.250% due 03/26/2046	$1,055	$1,071
VOLT LLC
3.375% due 10/25/2054	41	42
3.375% due 02/25/2055	55	56
3.625% due 10/25/2057	56	56
3.875% due 04/25/2055	18	18
4.250% due 03/26/2046	853	866
Voya CLO Ltd.
1.980% due 10/15/2022	5,000	5,002

Total Asset-Backed Securities (Cost $25,128)		25,718

SHORT-TERM INSTRUMENTS 4.7%

REPURCHASE AGREEMENTS (d) 4.7%
		9,708

Total Short-Term Instruments (Cost $9,708)		9,708

Total Investments in Securities (Cost $363,667)		368,112

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 5.0%

SHORT-TERM INSTRUMENTS 5.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.0%
PIMCO Short-Term Floating NAV Portfolio III	1,056,649	$10,446

Total Short-Term Instruments (Cost $10,446)		10,446

Total Investments in Affiliates (Cost $10,446)		10,446

Total Investments 183.3% (Cost $374,113)		$378,558

Financial Derivative Instruments (e)(f) 0.1% (Cost or Premiums, net $(30))		159

Other Assets and Liabilities, net (83.4)%		(172,236)

Net Assets 100.0%		$206,481

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Principal only security.
(c)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)   REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BOS	0.450%	09/29/2016	10/06/2016	$501	U.S. Treasury Notes 1.375% due 06/30/2023	$(501)	$501	$501
	0.600	09/28/2016	10/05/2016	8,484	U.S. Treasury Notes 1.500% due 02/28/2023	(8,480)	8,484	8,485
SSB	0.010	09/30/2016	10/03/2016	723	U.S. Treasury Bonds 8.000% due 11/15/2021 (2)	(740)	723	723

Total Repurchase Agreements						$(9,721)	$9,708	$9,709

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.

The average amount of borrowings outstanding during the period ended September 30, 2016 was $(24) at a weighted average interest rate of 0.370%. Average borrowings includes sale-buyback transactions, of which there were none open at period end.

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES AND U.S. TREASURY OBLIGATIONS

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales (3)
Fannie Mae, TBA	2.500%	10/01/2046	$ 100	$(100)	$(101)
Fannie Mae, TBA	3.000	10/01/2046	2,500	(2,582)	(2,599)
Fannie Mae, TBA	3.000	11/01/2046	5,750	(5,962)	(5,962)
Fannie Mae, TBA	6.000	10/01/2046	5,000	(5,723)	(5,735)
Ginnie Mae, TBA	2.500	10/01/2046	4,000	(4,047)	(4,067)
Ginnie Mae, TBA	4.500	10/01/2046	3,000	(3,295)	(3,313)
Ginnie Mae, TBA	5.000	10/01/2046	3,000	(3,330)	(3,340)
U.S. Treasury Notes	1.375	06/30/2023	500	(501)	(500)
U.S. Treasury Notes	1.375	08/31/2023	1,000	(1,000)	(998)
U.S. Treasury Notes	1.375	09/30/2023	1,000	(1,000)	(997)
U.S. Treasury Notes	1.500	02/28/2023	8,400	(8,422)	(8,481)

Total Short Sales				$(35,962)	$(36,093)

(3)	Payable for short sales includes $(14) of accrued interest.

90	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2016:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure (4)
Global/Master Repurchase Agreement
BOS	$8,986	$0	$0	$0	$8,986	$(8,981)	$5
SSB	723	0	0	0	723	(740)	(17)

Master Securities Forward Transaction Agreement
BCY	0	0	0	(10,976)	(10,976)	0	(10,976)

Total Borrowings and Other Financing Transactions	$9,709	$0	$0	$(10,976)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note December Futures	Short	12/2016	71	$(3)	$30	$0

Total Futures Contracts				$(3)	$30	$0

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	2.200%	02/03/2026	$12,000	$(823)	$(477)	$57	$0
Receive	3-Month USD-LIBOR *	2.250	12/21/2046	570	(57)	8	12	0

					$(880)	$(469)	$69	$0

Total Swap Agreements					$(880)	$(469)	$69	$0

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2016:

Cash of $798 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset (1)		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$30	$75	$105	$0	$0	$0	$0

(1)	Unsettled variation margin asset of $6 for closed swap agreements is outstanding at period end.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

PURCHASED OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
FAR	Put - OTC Fannie Mae 3.500% due 10/01/2046	$	91.000	10/06/2016	$18,000	$1	$0
	Put - OTC Fannie Mae 3.500% due 12/01/2046		84.000	12/06/2016	5,000	0	0

JPM	Put - OTC Ginnie Mae 3.500% due 11/01/2046		75.000	11/07/2016	8,000	0	0

						$1	$0

Total Purchased Options						$1	$0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	91

Schedule of Investments PIMCO Mortgage-Backed Securities Fund (Cont.)

WRITTEN OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
DUB	Call - OTC Fannie Mae 3.000% due 11/01/2046	$	104.133	11/07/2016	$1,000	$(2)	$(2)

FAR	Put - OTC Fannie Mae 3.000% due 10/01/2046		102.910	10/06/2016	2,000	(4)	0

FBF	Put - OTC Fannie Mae 4.000% due 10/01/2046		107.234	10/06/2016	1,000	(1)	0

GSC	Put - OTC Fannie Mae 3.000% due 10/01/2046		102.926	10/06/2016	500	(1)	0
	Call - OTC Fannie Mae 3.000% due 10/01/2046		103.984	10/06/2016	1,000	(2)	(1)

JPM	Put - OTC Fannie Mae 3.000% due 10/01/2046		102.977	10/06/2016	1,000	(1)	0
	Put - OTC Fannie Mae 3.000% due 10/01/2046		102.984	10/06/2016	1,000	(2)	0
	Put - OTC Fannie Mae 3.000% due 11/01/2046		102.633	11/07/2016	2,500	(8)	(2)
	Call - OTC Fannie Mae 3.000% due 11/01/2046		103.617	11/07/2016	2,500	(7)	(11)
	Put - OTC Fannie Mae 3.500% due 11/01/2046		104.609	11/07/2016	1,000	(1)	0
	Call - OTC Fannie Mae 3.500% due 11/01/2046		105.578	11/07/2016	1,000	(1)	(2)
	Call - OTC Fannie Mae 4.000% due 10/01/2046		107.234	10/06/2016	500	(1)	(1)

						$(31)	$(19)

Total Written Options						$(31)	$(19)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2016:

	Balance at Beginning of Period	Sales	Closing Buys	Expirations	Exercised	Balance at End of Period
Notional Amount in $	$12,000	$52,500	$ 0	$(37,500)	$ (12,000)	$15,000
Premiums	$(24)	$(123)	$ 0	$84	$ 32	$(31)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
JPS	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.938%	11/14/2016	$ 500	$0	$74	$74	$0
SAL	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.880	12/13/2016	500	0	0	0	0

						$0	$74	$74	$0

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
DUB	Receive	IOS.FN.650.67 Index	N/A	1-Month USD-LIBOR	01/12/2038	$ 1,730	$0	$(1)	$0	$(1)

Total Swap Agreements							$0	$73	$74	$(1)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2016:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure (1)
DUB	$0	$0	$0	$0	$0	$(2)	$(1)	$(3)	$(3)	$0	$(3)
GSC	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
JPM	0	0	0	0	0	(16)	0	(16)	(16)	0	(16)
JPS	0	0	74	74	0	0	0	0	74	0	74

Total Over the Counter	$0	$0	$74	$74	$0	$(19)	$(1)	$(20)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

92	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$30	$30
Swap Agreements	0	0	0	0	75	75

	$0	$0	$0	$0	$105	$105

Over the counter
Swap Agreements	$0	$0	$0	$0	$74	$74

	$0	$0	$0	$0	$179	$179

Financial Derivative Instruments - Liabilities
Over the counter
Written Options	$0	$0	$0	$0	$19	$19
Swap Agreements	0	0	0	0	1	1

	$0	$0	$0	$0	$20	$20

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(109)	$(109)
Swap Agreements	0	0	0	0	(256)	(256)

	$0	$0	$0	$0	$(365)	$(365)

Over the counter
Purchased Options	$0	$0	$0	$0	$(13)	$(13)
Written Options	0	0	0	0	84	84
Swap Agreements	0	0	0	0	5	5

	$0	$0	$0	$0	$76	$76

	$0	$0	$0	$0	$(289)	$(289)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(20)	$(20)
Swap Agreements	0	0	0	0	(104)	(104)

	$0	$0	$0	$0	$(124)	$(124)

Over the counter
Purchased Options	$0	$0	$0	$0	$7	$7
Written Options	0	0	0	0	(4)	(4)
Swap Agreements	0	0	0	0	73	73

	$0	$0	$0	$0	$76	$76

	$0	$0	$0	$0	$(48)	$(48)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	93

Schedule of Investments PIMCO Mortgage-Backed Securities Fund (Cont.)

September 30, 2016 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$1,843	$0	$1,843
Industrials	0	1,000	0	1,000
U.S. Government Agencies	0	305,351	22	305,373
U.S. Treasury Obligations	0	10,098	0	10,098
Non-Agency Mortgage-Backed Securities	0	11,897	2,475	14,372
Asset-Backed Securities	0	25,718	0	25,718
Short-Term Instruments
Repurchase Agreements	0	9,708	0	9,708

	$0	$365,615	$2,497	$368,112

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$10,446	$0	$0	$10,446

Total Investments	$10,446	$365,615	$2,497	$378,558

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(25,117)	$0	$(25,117)
U.S. Treasury Obligations	0	(10,976)	0	(10,976)

	$0	$(36,093)	$0	$(36,093)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	30	69	0	99
Over the counter	0	74	0	74

	$30	$143	$0	$173

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(20)	$0	$(20)

Totals	$10,476	$329,645	$2,497	$342,618

There were no significant transfers between Level 1 and 2 during the period ended September 30, 2016.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2016:

Category and Subcategory	Beginning Balance at 03/31/2016	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2016	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2016 (1)
Investments in Securities, at Value
U.S. Government Agencies	$25	$5	$(7)	$(1)	$0	$0	$0	$0	$22	$0
Non-Agency Mortgage-Backed Securities	1,227	1,335	(84)	0	(3)	0	0	0	2,475	(1)
Asset-Backed Securities	1,001	0	(147)	0	0	12	0	(866)	0	0

Totals	$2,253	$1,340	$(238)	$(1)	$(3)	$12	$0	$(866)	$2,497	$(1)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2016	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
U.S. Government Agencies	$5	Other Valuation Techniques (2)	—	—
	17	Proxy Pricing	Base Price	97.90
Non-Agency Mortgage-Backed Securities	2,098	Proxy Pricing	Base Price	101.75 - 103.50
	377	Third Party Vendor	Broker Quote	100.85

Total	$2,497

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2016 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

94	PIMCO BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Mortgage Opportunities Fund

September 30, 2016 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 162.4%

CORPORATE BONDS & NOTES 1.2%

BANKING & FINANCE 1.2%
PHH Corp.
7.375% due 09/01/2019	$5,000	$5,188
Preferred Term Securities Ltd.
1.150% due 03/22/2037	450	319
1.150% due 09/22/2037	4,916	3,540
1.200% due 03/22/2038	2,334	1,774
1.230% due 09/23/2035	1,233	980
1.430% due 03/23/2035	4,000	2,180
Ventas Realty LP
4.125% due 01/15/2026	11,400	12,291

Total Corporate Bonds & Notes (Cost $24,909)		26,272

U.S. GOVERNMENT AGENCIES 75.2%
Fannie Mae
0.000% due 01/25/2033 - 07/25/2043 (b)(d)	1,451	1,313
0.180% due 01/25/2018 (a)	100,402	33
1.000% due 09/25/2022 (a)	131,447	5,181
1.125% due 02/25/2024	12	12
1.500% due 03/25/2042	2,282	1,865
1.640% due 10/25/2046 (a)	1,732	97
1.769% due 07/25/2044 (a)	5,227	310
1.800% due 07/25/2052 (a)	5,434	387
1.831% due 07/25/2044 (a)	7,070	417
1.855% due 04/25/2055 (a)	8,171	522
1.859% due 09/25/2045 (a)	4,759	297
1.907% due 03/25/2045 (a)	5,135	394
1.908% due 01/25/2045 (a)	7,196	464
1.913% due 07/25/2045 (a)	12,691	889
1.937% due 10/25/2045 (a)	6,975	462
1.991% due 08/25/2054 (a)	2,260	151
2.000% due 12/25/2042	79	55
2.039% due 08/25/2055 (a)	5,139	329
2.040% due 08/25/2044 (a)	6,097	392
2.307% due 12/01/2034	649	681
2.471% due 01/01/2035	1,367	1,441
2.500% due 06/25/2022	1	1
2.500% due 12/25/2027 - 02/25/2028 (a)	10,141	821
2.667% due 01/01/2035	649	684
2.715% due 06/01/2035	180	191
2.990% due 09/01/2025	6,990	7,469
3.000% due 09/25/2022 - 10/25/2044	29,781	30,003
3.000% due 03/25/2033 - 04/25/2046 (a)	126,380	14,400
3.073% due 12/01/2035 (f)	3,228	3,398
3.330% due 07/01/2022	1,894	2,055
3.435% due 08/25/2043	71	75
3.440% due 02/01/2032	12,800	14,228
3.490% due 07/01/2026	4,214	4,664
3.500% due 08/25/2034 - 08/25/2046 (a)	44,558	4,803
3.500% due 12/01/2039 - 07/01/2045 (f)	13,737	14,505
3.500% due 03/01/2040 - 09/01/2046	17,795	18,818
3.600% due 08/01/2023	453	500
3.604% due 05/25/2042	62	64
3.690% due 08/01/2023	3,661	4,054
3.750% due 05/25/2033	36	38
3.765% due 12/01/2025	4,500	5,066
4.000% due 02/25/2024 - 07/25/2044 (a)	18,751	2,710
4.000% due 06/01/2033 - 06/01/2043	11,912	13,122
4.000% due 12/01/2040 - 06/01/2043 (f)	13,883	15,268
4.500% due 05/25/2025 (a)	4,266	160
4.500% due 04/01/2031 - 01/01/2042	11,937	13,196
4.500% due 07/01/2042 (f)	4,348	4,847
4.525% due 05/25/2025	180	188
4.652% due 10/25/2042	1,781	1,767

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 04/25/2033 - 07/25/2040	$516	$572
5.075% due 06/25/2044 - 03/25/2045 (a)	155,831	24,176
5.365% due 03/25/2043	1,974	1,985
5.425% due 10/25/2043 (a)	40,571	10,654
5.500% due 02/25/2029 - 01/25/2032 (a)	476	81
5.500% due 07/25/2034 - 11/01/2036	3,576	4,171
5.575% due 06/25/2037 - 03/25/2043 (a)	8,766	1,587
5.595% due 01/25/2043 (a)	32,084	6,831
5.625% due 05/25/2042 - 11/25/2042 (a)	23,527	4,333
5.675% due 06/25/2040 (a)	7,195	950
5.725% due 03/25/2024 - 02/25/2043 (a)	63,427	12,599
6.000% due 02/25/2033 (a)	400	82
6.000% due 02/25/2034	150	189
6.125% due 08/25/2018 - 04/25/2037 (a)	29,133	2,626
6.145% due 01/25/2018 (a)	14,901	430
6.175% due 08/25/2040 (a)	2,389	273
6.225% due 09/25/2039 (a)	256	52
6.275% due 11/25/2036 (a)	3,263	712
6.300% due 06/25/2031	52	53
6.500% due 03/01/2017	16	16
6.500% due 04/25/2038 (a)	904	203
6.522% due 05/25/2042	10	10
6.769% due 08/25/2033	933	1,066
6.959% due 10/25/2043	6,920	7,694
7.000% due 12/25/2023 - 03/25/2049	84	103
8.108% due 11/25/2042 - 05/25/2043	1,991	2,016
8.112% due 10/25/2045	3,070	3,144
8.575% due 07/25/2033	1,959	2,376
8.654% due 10/25/2041	1,789	2,098
8.754% due 11/25/2041	4,689	5,399
9.049% due 06/25/2043	9,155	9,919
10.338% due 08/25/2043	2,582	2,937
11.609% due 03/25/2040	499	643
13.899% due 05/25/2043	1,307	1,561
16.430% due 09/25/2024	25	32
18.314% due 09/25/2023	7	9
23.419% due 12/25/2036	170	259
Fannie Mae, TBA
2.500% due 11/01/2031	74,500	77,035
3.000% due 10/01/2031 - 10/01/2046	63,500	66,127
3.500% due 10/01/2031 - 11/01/2046	537,000	566,391
4.000% due 10/01/2046 - 11/01/2046	206,000	221,221
4.500% due 10/01/2046	94,500	103,511
5.000% due 11/01/2046	4,000	4,441
6.000% due 10/01/2046	2,000	2,294
Freddie Mac
0.000% due 09/15/2032 - 07/15/2042 (b)(d)	6,016	5,431
0.660% due 08/25/2022 (a)	109,695	2,919
0.844% due 01/15/2038	14,737	14,672
0.878% due 10/15/2038	17,005	16,903
1.001% due 09/25/2022 (a)	46,227	1,973
1.250% due 10/02/2019 (h)	16,400	16,522
1.452% due 08/25/2019 (a)	147,677	4,952
1.475% due 10/15/2037 (a)	2,100	131
1.548% due 11/25/2019 (a)	98,220	3,728
1.650% due 10/15/2037 (a)	650	37
1.758% due 05/15/2037 (a)	1,248	80
1.855% due 10/15/2037 (a)	22,458	1,448
1.859% due 03/15/2037 (a)	2,015	133
1.909% due 11/15/2038 (a)	5,909	432
1.921% due 11/15/2036 (a)	4,568	330
1.944% due 08/15/2041 (a)	1,783	124
1.955% due 01/15/2038 (a)	14,737	912
1.987% due 10/15/2041 (a)	4,011	258
2.065% due 02/15/2038 (a)	3,286	225
2.100% due 02/15/2038 (a)	4,564	302

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.115% due 10/15/2038 (a)	$17,005	$1,108
2.183% due 08/15/2036 (a)	3,376	241
2.500% due 09/15/2027 - 03/15/2031 (a)	23,670	2,158
2.745% due 09/01/2037 (f)	7,665	8,113
2.750% due 06/15/2041	7,633	8,300
3.000% due 04/15/2027 - 12/15/2042 (a)	31,146	3,315
3.000% due 06/15/2036 - 07/15/2044	14,587	14,666
3.500% due 03/15/2035 - 12/15/2045	7,317	7,792
3.775% due 05/25/2025	300	310
3.825% due 10/25/2027	250	260
4.000% due 04/15/2019 - 02/15/2045	21,335	24,425
4.000% due 12/01/2040 - 07/01/2043 (f)	6,275	6,869
4.000% due 04/15/2043 - 01/15/2046 (a)	27,949	4,648
4.500% due 04/01/2019 - 11/15/2040	1,731	1,970
4.500% due 12/01/2041 (f)	5,341	5,951
4.500% due 07/15/2042 (a)	7,509	1,524
4.772% due 11/15/2042	2,451	2,434
4.951% due 03/15/2045	1,432	1,534
5.000% due 05/15/2019 - 01/01/2038	127	136
5.214% due 02/15/2033	3,068	3,285
5.476% due 06/15/2018 - 10/15/2036 (a)	1,462	163
5.500% due 02/15/2033 - 05/15/2041	3,148	3,541
5.576% due 08/15/2043 (a)	16,652	3,474
5.676% due 01/15/2033 - 06/15/2044 (a)	16,497	3,186
5.906% due 02/15/2037 (a)	1,454	283
6.000% due 07/15/2035	390	553
6.076% due 01/15/2041 (a)	1,222	230
6.126% due 02/15/2032 - 03/15/2035 (a)	3,720	588
6.176% due 10/15/2034 - 07/15/2042 (a)	7,518	1,298
6.226% due 03/15/2037 (a)	1,616	265
6.857% due 12/15/2023 (a)	855	112
6.958% due 12/15/2042	1,951	2,067
7.000% due 03/01/2039	86	100
7.476% due 06/15/2031 (a)	376	88
7.500% due 06/15/2042	1,901	2,297
7.581% due 09/17/2032	62	67
8.112% due 07/15/2037 - 08/15/2045	10,039	11,093
8.654% due 09/15/2041	2,254	2,675
8.751% due 10/15/2040	506	524
8.851% due 01/15/2041	499	613
9.040% due 05/15/2024 (a)	456	94
9.725% due 10/25/2027	250	289
10.871% due 05/15/2035	331	389
11.275% due 03/25/2025	694	786
11.295% due 05/15/2033	37	46
11.951% due 05/15/2033	11	14
12.887% due 02/15/2041	1,050	1,256
13.841% due 04/15/2043	2,445	2,948
13.907% due 05/15/2041	1,100	1,319
14.654% due 10/15/2033	620	819
15.256% due 11/15/2034	18	25
16.411% due 05/15/2035	327	394
17.903% due 10/15/2023	78	107
Freddie Mac, TBA
3.500% due 11/01/2046	1,000	1,054
Ginnie Mae
0.000% due 06/20/2040 - 05/20/2041 (b)(d)	6,756	6,311
0.376% due 04/16/2053 (a)	2,773	62
0.512% due 05/16/2050 (a)	14,577	207
0.566% due 12/16/2043 (a)	2,973	8
0.686% due 08/16/2048 (a)	17,353	707
0.944% due 11/20/2060	1,564	1,558
0.994% due 03/20/2061	863	861
1.014% due 08/20/2062	1,525	1,523
1.244% due 09/20/2065	3,163	3,159

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	95

Schedule of Investments PIMCO Mortgage Opportunities Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.510% due 12/16/2043 (a)	$600	$5
1.544% due 02/20/2066	4,791	4,862
1.742% due 05/16/2053 (a)	1,122	60
1.920% due 12/20/2042	2,684	2,554
2.250% due 07/16/2045	3,342	3,005
2.500% due 03/20/2045	2	2
3.500% due 01/20/2041 - 08/20/2042 (a)	54,818	8,028
4.000% due 07/20/2039	90	94
4.000% due 10/16/2044 (a)	3,834	655
4.500% due 07/20/2039 - 05/20/2044	8,623	9,197
4.500% due 12/16/2041 - 03/16/2043 (a)	4,106	601
5.000% due 08/20/2034 - 11/20/2045	6,202	6,447
5.000% due 09/20/2038 - 05/16/2043 (a)	5,249	707
5.018% due 01/20/2044	4,000	4,182
5.500% due 02/20/2034 - 04/20/2040	892	953
5.500% due 11/16/2037 (a)	152	15
5.568% due 07/20/2043 (a)	862	45
5.570% due 11/16/2034 (a)	1,192	217
5.718% due 02/20/2042 (a)	1,194	81
5.748% due 07/20/2042 (a)	24,538	3,525
6.000% due 06/20/2037 - 06/20/2041	1,190	1,370
6.048% due 10/20/2033 (a)	1,835	380
6.500% due 03/15/2035	1,170	1,418
7.500% due 11/15/2030	30	35
8.000% due 05/17/2034	269	294
8.112% due 09/20/2045	2,125	2,189
8.326% due 02/20/2045	3,287	3,385
8.536% due 12/20/2040	4,000	4,680
15.535% due 10/20/2045	5,235	6,158
Ginnie Mae, TBA
3.000% due 11/01/2046	40,500	42,350
3.500% due 10/01/2046	3,000	3,190
4.000% due 10/01/2046	18,500	19,888

Total U.S. Government Agencies (Cost $1,689,868)		1,703,924

U.S. TREASURY OBLIGATIONS 25.2%
U.S. Treasury Notes
1.125% due 08/31/2021	110,140	110,050
1.250% due 07/31/2023	46,750	46,278
1.375% due 06/30/2023	184,250	183,994
1.500% due 08/15/2026	14,000	13,874
1.625% due 04/30/2023	206,200	209,305
1.625% due 05/31/2023 (h)(j)	6,250	6,343

Total U.S. Treasury Obligations (Cost $567,494)		569,844

NON-AGENCY MORTGAGE-BACKED SECURITIES 32.7%
American Home Mortgage Assets Trust
0.814% due 08/25/2037 ^	11,572	5,881
3.040% due 01/25/2036	2,170	1,517
American Home Mortgage Investment Trust
0.925% due 03/25/2046	12,695	10,612
3.229% due 06/25/2045	623	611
BAMLL Re-REMIC Trust
5.383% due 11/15/2016	2,261	2,259
Banc of America Alternative Loan Trust
6.000% due 06/25/2046 ^	4,306	3,311
Banc of America Commercial Mortgage Trust
5.889% due 07/10/2044	6	6
Banc of America Funding Trust
2.354% due 01/26/2037	12	12
3.002% due 01/20/2047 ^	23	20
3.070% due 02/20/2036	1,907	1,535
6.000% due 09/25/2036	48	46
Banc of America Mortgage Trust
3.072% due 11/20/2046 ^	356	293
3.138% due 04/25/2035 ^	649	604
3.258% due 05/25/2034	164	162

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.315% due 06/25/2034		$203	$198
Banc of America Re-REMIC Trust
5.876% due 12/24/2049		490	495
Bancaja Fondo de Titulizacion de Activos
0.000% due 02/20/2036	EUR	1,636	1,815
Banco La Hipotecaria S.A.
3.358% due 01/15/2046		$9,800	10,191
BCAP LLC Trust
0.694% due 01/26/2037		5,652	4,043
2.228% due 10/26/2035		2,610	2,609
2.884% due 01/26/2034		782	773
3.191% due 12/26/2037		604	606
4.000% due 03/26/2036		2,481	2,480
Bear Stearns Adjustable Rate Mortgage Trust
2.727% due 12/25/2046 ^		1,828	1,604
2.928% due 10/25/2036 ^		536	466
3.290% due 10/25/2034		79	78
Bear Stearns ALT-A Trust
0.685% due 02/25/2034		81	71
0.845% due 08/25/2036 ^		14,816	11,354
1.025% due 01/25/2036 ^		2,624	2,144
2.957% due 08/25/2036 ^		9,268	6,427
3.222% due 04/25/2035		199	177
Bear Stearns Commercial Mortgage Securities Trust
5.331% due 02/11/2044		3,576	3,603
Bear Stearns Mortgage Funding Trust
0.755% due 09/25/2046 ^		220	186
Bear Stearns Structured Products, Inc. Trust
2.966% due 01/26/2036		6,786	5,436
Celtic Residential Irish Mortgage Securitisation PLC
0.000% due 04/10/2048	EUR	4,849	5,238
0.000% due 12/14/2048		1,735	1,892
CGBAM Commercial Mortgage Trust
0.000% due 02/15/2031 (a)		$125,109	1
Chase Mortgage Finance Trust
3.053% due 02/25/2037		250	250
Citigroup Commercial Mortgage Trust
1.804% due 07/15/2027		4,300	4,335
5.425% due 10/15/2049		604	603
5.810% due 06/14/2050		484	488
Citigroup Mortgage Loan Trust, Inc.
2.730% due 03/25/2036 ^		148	143
3.040% due 05/25/2035		39	38
6.000% due 08/25/2037		4,362	3,646
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.322% due 12/11/2049		2,932	2,945
Commercial Mortgage Trust
1.904% due 12/10/2045 (a)		7,131	507
2.867% due 02/10/2048		5,000	3,912
3.424% due 03/10/2031		10,000	10,684
Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036 ^		95	80
Countrywide Alternative Loan Trust
0.645% due 06/25/2036		7,270	5,727
0.705% due 11/25/2036		7,602	6,660
0.715% due 09/25/2046 ^		4,701	3,636
0.852% due 11/20/2035		679	565
0.925% due 06/25/2036 ^		34	19
1.225% due 05/25/2036		373	191
1.907% due 08/25/2035		11,247	9,765
2.007% due 09/25/2035		1,008	908
2.819% due 03/25/2047 ^		286	242
2.960% due 05/25/2036		6,758	5,347
4.725% due 02/25/2035 (a)		1,296	61
6.000% due 07/25/2036 ^		34,521	25,610
6.000% due 04/25/2037 ^		1,759	1,263
6.000% due 04/25/2037		7,623	6,143
6.425% due 10/25/2037 (a)		11,383	4,056
Countrywide Home Loan Mortgage Pass-Through Trust
1.185% due 02/25/2035		959	838
2.615% due 01/25/2036		186	163
2.852% due 01/25/2036 ^		8,101	7,265
2.914% due 03/25/2037 ^		1,476	1,049
2.957% due 02/25/2047 ^		1,807	1,497
3.175% due 08/25/2034 ^		1	1
3.200% due 11/19/2033		33	32

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 01/25/2035		$499	$505
5.750% due 05/25/2037 ^		55	46
6.000% due 01/25/2038		639	542
6.250% due 09/25/2037 ^		187	174
Countrywide Home Loan Reperforming REMIC Trust
7.500% due 06/25/2035 ^		1,543	1,593
Credit Suisse Mortgage Capital Certificates
2.978% due 01/26/2047		8,899	6,551
4.791% due 05/27/2053		2,417	2,635
5.342% due 12/16/2043		13,000	12,988
5.695% due 10/26/2036		1,062	782
5.695% due 04/16/2049		15,000	15,122
5.921% due 12/16/2049		536	540
CSAB Mortgage-Backed Trust
6.000% due 11/25/2036 ^		82	35
Deco Pan Europe BV
0.000% due 10/27/2020	EUR	3,230	3,593
Deutsche ALT-A Securities, Inc.
0.675% due 03/25/2037 ^		$2,737	2,036
0.825% due 09/25/2047 ^		45,844	36,284
Epic Drummond Ltd.
0.000% due 01/25/2022	EUR	13,865	15,264
Eurosail PLC
1.079% due 09/13/2045	GBP	11,851	15,243
1.149% due 09/13/2045		2,012	2,357
First Horizon Alternative Mortgage Securities Trust
2.699% due 07/25/2036		$330	258
First Horizon Mortgage Pass-Through Trust
2.793% due 11/25/2035		74	67
2.980% due 08/25/2035		409	358
Global Mortgage Securitization Ltd.
0.795% due 04/25/2032		2,216	2,137
GMAC Commercial Mortgage Securities, Inc.
5.044% due 12/10/2041 ^		10,305	10,467
GMAC Mortgage Corp. Loan Trust
3.599% due 05/25/2035		61	58
Great Hall Mortgages PLC
0.987% due 06/18/2039		1,032	971
GS Mortgage Securities Corp. Trust
3.790% due 01/10/2031		4,967	5,039
4.202% due 02/10/2029		20,000	20,043
GS Mortgage Securities Trust
1.575% due 08/10/2043 (a)		60,814	2,732
5.988% due 08/10/2045		10,179	10,345
GSR Mortgage Loan Trust
6.250% due 08/25/2036 ^		1,549	1,158
HarborView Mortgage Loan Trust
0.721% due 01/19/2038		35,326	30,601
0.741% due 11/19/2036		14,786	10,800
0.841% due 08/19/2045		103	96
2.769% due 04/19/2034		272	269
Hercules Eclipse PLC
0.764% due 10/25/2018	GBP	459	580
HSI Asset Securitization Corp. Trust
1.335% due 07/25/2035		$6,635	6,114
Hudson’s Bay Simon JV Trust
5.629% due 08/05/2034		10,000	10,272
Impac Secured Assets Trust
0.695% due 01/25/2037		6,588	6,031
0.875% due 05/25/2036		89	81
IndyMac Mortgage Loan Trust
1.305% due 12/25/2034		632	533
2.882% due 08/25/2035		158	138
3.126% due 09/25/2036 ^		7,539	5,393
3.170% due 09/25/2036 ^		409	308
3.172% due 06/25/2037 ^		6,094	4,498
Infinity SoPRANo
0.000% due 11/05/2019	EUR	8,847	9,802
Jefferies Resecuritization Trust
2.689% due 02/26/2036		$1,397	1,374
5.973% due 06/25/2047		1,742	1,623
JPMorgan Alternative Loan Trust
0.685% due 09/25/2036		3,599	3,436
0.685% due 11/25/2036 ^		4,899	3,820
3.133% due 11/25/2036 ^		6,995	6,415

96	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 12/27/2036		$6,048	$4,921
JPMorgan Chase Commercial Mortgage Securities Trust
5.336% due 05/15/2047		5,912	5,913
5.420% due 01/15/2049		4,435	4,469
5.440% due 06/12/2047		6,607	6,641
JPMorgan Mortgage Trust
2.971% due 04/25/2035		132	133
3.186% due 07/25/2035		24	24
JPMorgan Resecuritization Trust
6.000% due 09/26/2036		12,036	8,808
La Hipotecaria Panamanian Mortgage Trust
3.008% due 11/24/2042		20,220	20,573
LB Commercial Mortgage Trust
5.517% due 07/15/2044		43	44
LB-UBS Commercial Mortgage Trust
0.649% due 02/15/2040 (a)		127,201	232
5.424% due 02/15/2040		3,416	3,433
5.858% due 07/15/2040		2,251	2,280
Leek Finance PLC
0.636% due 09/21/2038	GBP	4,164	5,800
Lehman Mortgage Trust
0.845% due 08/25/2036 ^		$310	242
5.750% due 02/25/2037		8,977	7,857
Lehman XS Trust
0.645% due 08/25/2036 ^		539	414
1.425% due 08/25/2047		7,144	4,842
Luminent Mortgage Trust
0.755% due 05/25/2037 ^		83	65
Merrill Lynch Mortgage Investors Trust
0.775% due 08/25/2036		175	175
1.523% due 10/25/2035		534	509
2.562% due 07/25/2029		24	24
3.011% due 02/25/2036 ^		1,443	1,216
Mesdag Delta BV
0.000% due 01/25/2020	EUR	3,354	3,271
MODA SRL
1.181% due 08/22/2026		4,726	5,334
Morgan Stanley Bank of America Merrill Lynch Trust
1.186% due 12/15/2048 (a)		$9,028	463
Morgan Stanley Capital Trust
5.319% due 12/15/2043		6,557	6,557
5.665% due 04/15/2049		5,576	5,663
Morgan Stanley Mortgage Loan Trust
0.795% due 09/25/2035		1,244	1,235
0.895% due 11/25/2035		3,628	3,488
1.425% due 02/25/2036 ^		822	712
3.133% due 09/25/2035 ^		197	142
5.500% due 10/25/2037		1,449	1,362
5.701% due 02/25/2047		3,793	2,695
Mortgage Equity Conversion Asset Trust
1.050% due 02/25/2042		4,542	3,878
1.090% due 01/25/2042		15,483	13,160
1.100% due 05/25/2042		5,247	4,602
MortgageIT Securities Corp. Mortgage Loan Trust
0.755% due 06/25/2047		7,082	5,575
New York Mortgage Trust
0.855% due 08/25/2035		1,256	1,163
RBSSP Resecuritization Trust
0.990% due 09/26/2034		365	348
8.924% due 06/26/2037		841	603
Residential Accredit Loans, Inc. Trust
0.665% due 01/25/2037		9,940	8,134
0.725% due 10/25/2046		3,761	3,133
0.735% due 04/25/2046		10,038	4,610
0.825% due 08/25/2035		389	308
0.875% due 08/25/2035 ^		2,160	1,587
0.925% due 10/25/2045		334	241
3.997% due 05/25/2035 ^		168	141
6.000% due 10/25/2034		540	568
8.000% due 04/25/2036 ^		465	453
Residential Asset Securitization Trust
6.250% due 08/25/2036		1,009	911
Residential Funding Mortgage Securities, Inc. Trust
4.021% due 04/25/2037		1,287	1,122

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Royal Bank of Scotland Capital Funding Trust
5.420% due 01/16/2049		$568	$567
5.509% due 04/16/2047		1,396	1,393
5.695% due 09/16/2040		784	789
6.103% due 06/16/2049		2,755	2,774
6.158% due 02/16/2051		913	912
6.296% due 12/16/2049		323	329
Rural Hipotecario Fondo De Titulizacion Hipotecaria
0.000% due 02/13/2033	EUR	500	557
Sandwell Commercial Finance PLC
0.783% due 09/30/2037	GBP	1,141	1,422
Sequoia Mortgage Trust
3.071% due 07/20/2037		$268	231
Sovereign Commercial Mortgage Securities Trust
6.149% due 07/22/2030		246	245
SRERS Funding Ltd.
0.763% due 05/09/2046		888	879
Structured Adjustable Rate Mortgage Loan Trust
3.041% due 08/25/2035		324	302
Structured Asset Mortgage Investments Trust
0.705% due 07/25/2046		142	113
0.715% due 07/25/2046 ^		9,619	7,050
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.964% due 09/25/2033		279	274
Theatre Hospitals PLC
3.528% due 10/15/2031	GBP	1,324	1,651
Thornburg Mortgage Securities Trust
1.425% due 03/25/2044		$76	69
Titan Europe Ltd.
0.000% due 04/23/2017	EUR	10,423	11,357
UBS-Barclays Commercial Mortgage Trust
0.263% due 08/10/2049 (a)		$178,586	2,376
Ulysses European Loan Conduit PLC
0.684% due 07/25/2017	GBP	7,050	9,019
Virgil Mortgage PLC
2.630% due 03/12/2045		2,855	3,704
Wachovia Bank Commercial Mortgage Trust
0.740% due 04/15/2047		$17,000	16,835
5.888% due 06/15/2049		5,820	5,917
WaMu Commercial Mortgage Securities Trust
5.960% due 03/23/2045		2,108	2,123
WaMu Mortgage Pass-Through Certificates Trust
0.915% due 10/25/2044		6,894	6,692
1.265% due 11/25/2034		1,984	1,790
1.277% due 04/25/2047		2,063	1,556
1.507% due 02/25/2046		617	569
2.574% due 12/25/2035 ^		2,940	2,518
2.575% due 07/25/2037 ^		182	149
3.696% due 12/25/2036 ^		2,005	1,844
3.893% due 03/25/2037 ^		13,999	12,755
4.338% due 07/25/2037 ^		114	103
Washington Mutual Mortgage Pass-Through Certificates Trust
0.775% due 02/25/2036		558	399
1.207% due 01/25/2047		3,838	2,795
4.461% due 09/25/2036 ^		7,997	4,621
5.750% due 11/25/2035 ^		2,015	1,887
Wells Fargo Alternative Loan Trust
1.065% due 03/25/2037 ^		1,594	1,122
Wells Fargo Mortgage-Backed Securities Trust
1.025% due 06/25/2037 ^		317	262
2.763% due 02/25/2035		24	23
2.841% due 01/25/2035		157	156
2.974% due 03/25/2036		851	847
3.001% due 04/25/2036 ^		270	264
3.047% due 08/25/2033		28	29
3.088% due 05/25/2036 ^		127	121
6.000% due 09/25/2036 ^		49	48
Windermere CMBS Ltd.
0.153% due 04/22/2018	EUR	745	814

Total Non-Agency Mortgage-Backed Securities (Cost $732,905)			741,858

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 26.3%
Accredited Mortgage Loan Trust
0.655% due 02/25/2037		$979	$950
1.000% due 09/25/2035		3,405	2,976
ACE Securities Corp. Home Equity Loan Trust
0.825% due 02/25/2036		3,368	3,093
1.140% due 12/25/2035		10,000	7,479
1.205% due 09/25/2035		5,139	4,247
1.500% due 11/25/2033		1,692	1,611
1.695% due 02/25/2035		19,953	18,439
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.975% due 07/25/2035		6,400	5,940
0.995% due 05/25/2035		5,000	4,828
1.440% due 01/25/2035		5,152	4,434
ARES CLO Ltd.
0.899% due 04/16/2021		6,585	6,548
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
3.314% due 10/25/2033		1,797	1,706
Asset-Backed Funding Certificates Trust
1.145% due 04/25/2034		3,500	3,466
1.775% due 06/25/2034		2,208	2,103
Asset-Backed Securities Corp. Home Equity Loan Trust
1.245% due 06/25/2035		1,223	1,183
1.485% due 11/25/2033		2,666	2,457
Atrium CDO Corp.
1.421% due 11/16/2022		4,943	4,952
Ballyrock CLO Ltd.
1.991% due 05/20/2025		300	299
Bear Stearns Asset-Backed Securities Trust
0.675% due 11/25/2036		6,251	5,407
0.725% due 12/25/2036		9,572	9,174
0.725% due 04/25/2037 ^		4,541	4,680
1.025% due 12/25/2035		400	376
Bridgeport CLO Ltd.
1.087% due 06/18/2021		1,735	1,712
Business Loan Express Business Loan Trust
0.815% due 09/25/2038		4,722	4,135
Carlyle Global Market Strategies CLO Ltd.
1.926% due 04/20/2022		8,344	8,357
Carrington Mortgage Loan Trust
0.745% due 12/25/2036		11,809	6,948
Cent CLO Ltd.
2.082% due 10/29/2025		2,400	2,402
Centerline REIT, Inc.
4.760% due 09/21/2045		5,119	5,145
Centex Home Equity Loan Trust
3.735% due 02/25/2032		1,008	1,014
Chapel BV
0.362% due 11/17/2064	EUR	3,768	4,171
Citigroup Mortgage Loan Trust, Inc.
0.665% due 05/25/2037		$582	579
0.675% due 12/25/2036		5,137	3,000
0.685% due 09/25/2036		909	694
0.705% due 01/25/2037		5,461	3,745
0.785% due 07/25/2045		11,641	8,673
0.825% due 10/25/2036		12,933	9,080
0.935% due 10/25/2035		1,700	1,608
Countrywide Asset-Backed Certificates
0.655% due 12/25/2036 ^		1,865	1,824
0.665% due 06/25/2037		3,024	2,518
0.665% due 07/25/2037 ^		4,711	3,944
0.665% due 06/25/2047		1,987	1,571
0.675% due 05/25/2037		8,320	7,891
0.705% due 06/25/2047		222	212
0.725% due 04/25/2036		184	182
0.725% due 09/25/2047		1,801	1,294
0.745% due 09/25/2037 ^		1,365	1,140
0.745% due 09/25/2047		4,858	4,332
0.765% due 04/25/2036		561	378
0.824% due 07/25/2036		329	316
1.005% due 01/25/2036		900	851
1.155% due 02/25/2036		5,500	5,015
1.245% due 01/25/2036		10,300	8,671
1.485% due 08/25/2035		4,502	4,363

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	97

Schedule of Investments PIMCO Mortgage Opportunities Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.530% due 12/25/2034		$227	$227
Countrywide Asset-Backed Certificates Trust
0.685% due 03/25/2037		1,554	1,511
0.784% due 09/25/2046		3,100	2,347
1.325% due 08/25/2047		407	392
1.425% due 10/25/2034		1,502	1,423
Credit-Based Asset Servicing and Securitization LLC
0.585% due 11/25/2036		2,405	1,502
0.644% due 07/25/2037		208	129
1.470% due 04/25/2036		10,634	9,171
5.233% due 10/25/2036		1,100	1,077
Dekania Europe CDO PLC
0.299% due 09/07/2035	EUR	13,000	12,924
Dryden Senior Loan Fund
1.850% due 01/15/2022		$3,314	3,315
EMC Mortgage Loan Trust
1.075% due 08/25/2040		1,330	1,236
Equifirst Loan Securitization Trust
0.715% due 04/25/2037		999	876
Faxtor ABS BV
0.712% due 07/25/2094	EUR	10,576	11,651
First Franklin Mortgage Loan Trust
0.685% due 04/25/2036		$7,528	6,635
1.025% due 12/25/2035		6,100	4,473
1.035% due 09/25/2035		345	345
1.335% due 04/25/2035		3,567	3,423
Flatiron CLO Ltd.
2.253% due 10/25/2024		10,800	10,800
Fortress Credit BSL Ltd.
1.868% due 01/19/2025		1,100	1,100
Fraser Sullivan CLO Ltd.
1.771% due 04/20/2023		4,918	4,922
Fremont Home Loan Trust
1.455% due 04/25/2035		10,657	8,767
Grayson CLO Ltd.
1.002% due 11/01/2021		1,448	1,443
GSAA Home Equity Trust
0.755% due 04/25/2047		9,687	6,527
6.000% due 08/25/2047		1,837	1,712
GSAA Trust
0.825% due 05/25/2047		1,056	849
GSAMP Trust
0.645% due 12/25/2036		1,175	666
Harbourmaster Pro-Rata CLO BV
0.065% due 10/15/2022	EUR	14,800	16,309
Home Equity Asset Trust
0.995% due 01/25/2036		$16,000	12,703
House of Europe Funding PLC
0.000% due 12/15/2090	EUR	17,331	19,081
HSI Asset Securitization Corp. Trust
0.675% due 12/25/2036		$8,533	6,150
0.915% due 11/25/2035		1,700	1,281
ING IM CLO Ltd.
1.536% due 03/14/2022		13,018	13,035
JPMorgan Mortgage Acquisition Trust
0.675% due 03/25/2037		3,146	3,136
0.685% due 05/25/2036		4,835	4,766
0.694% due 04/25/2036		5,589	5,345
LCM LP
1.893% due 10/19/2022		10,000	9,993
Lehman XS Trust
0.695% due 01/25/2037		457	407
Lockwood Grove CLO Ltd.
2.085% due 01/25/2024		2,417	2,419
Long Beach Mortgage Loan Trust
1.319% due 06/25/2034		193	188
1.425% due 06/25/2035		5,000	4,683
MASTR Asset-Backed Securities Trust
0.675% due 06/25/2036		10,976	6,159
0.685% due 10/25/2036		3,655	2,309
0.765% due 10/25/2036		8,703	5,827
0.975% due 10/25/2035		490	486
Merrill Lynch Mortgage Investors Trust
0.635% due 08/25/2037		782	503

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.045% due 06/25/2035		$955	$928
1.245% due 06/25/2035		808	743
Morgan Stanley ABS Capital, Inc. Trust
1.575% due 04/25/2035		200	148
2.425% due 02/25/2047		5,986	5,235
Morgan Stanley Mortgage Loan Trust
0.765% due 04/25/2037		2,456	1,221
5.726% due 10/25/2036 ^		3,819	2,023
National Collegiate Student Loan Trust
0.655% due 06/26/2028		1,588	1,564
0.665% due 12/27/2027		206	205
0.805% due 04/25/2029		1,253	1,244
1.237% due 06/25/2029		4,619	4,340
Navient Private Education Loan Trust
3.250% due 05/15/2040		7,500	7,544
Neuberger Berman CLO Ltd.
1.931% due 07/25/2023		6,600	6,599
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.935% due 02/25/2036		2,500	2,457
OHA Credit Partners Ltd.
2.038% due 05/15/2023		9,152	9,159
Option One Mortgage Loan Trust
0.715% due 01/25/2036		1,731	1,699
1.025% due 08/25/2032		931	890
Option One Mortgage Loan Trust Asset-Backed Certificates
1.165% due 07/25/2033		1,022	961
Ownit Mortgage Loan Trust
1.455% due 03/25/2036		1,733	1,724
Pangaea ABS SPV
0.000% due 12/28/2096	EUR	7,249	7,907
Panther CDO BV
0.067% due 03/20/2084		3,154	3,517
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.545% due 10/25/2034		$9,543	9,322
2.400% due 09/25/2034		700	674
RAAC Trust
0.825% due 06/25/2044		98	82
1.225% due 03/25/2034		378	361
Residential Asset Mortgage Products Trust
0.685% due 02/25/2037		2,655	2,548
Residential Asset Securities Corp. Trust
0.675% due 07/25/2036		9,027	8,027
0.775% due 04/25/2037		349	329
RMF Euro CDO PLC
0.180% due 07/18/2023	EUR	828	928
Saxon Asset Securities Trust
1.024% due 11/25/2035		$9,000	7,456
Securitized Asset-Backed Receivables LLC Trust
1.500% due 03/25/2035		511	495
SG Mortgage Securities Trust
0.955% due 10/25/2035		3,000	2,887
SLM Student Loan Trust
0.248% due 12/15/2033	EUR	1,955	1,995
0.253% due 07/25/2039		880	846
0.929% due 03/15/2038	GBP	3,712	4,273
Specialty Underwriting & Residential Finance Trust
0.675% due 09/25/2037		$2,360	1,439
0.675% due 11/25/2037		1,069	704
0.875% due 03/25/2037		719	396
Stone Tower CLO Ltd.
0.909% due 04/17/2021		2,206	2,208
Structured Asset Investment Loan Trust
0.698% due 07/25/2036		2,805	1,692
Structured Asset Securities Corp. Mortgage Loan Trust
0.660% due 07/25/2036		1,902	1,791
0.685% due 03/25/2036		2,253	2,200
Symphony CLO LP
3.179% due 04/16/2022		3,000	3,006
Tropic CDO Ltd.
1.000% due 07/15/2036		16,544	11,416
1.430% due 04/15/2034		2,895	2,171

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. Capital Funding Ltd.
0.945% due 10/10/2040	$1,116	$787
Vericrest Opportunity Loan Trust
3.375% due 11/25/2054	500	501
3.375% due 10/25/2058	496	497
Vibrant CLO Ltd.
2.019% due 07/17/2024	25,000	25,023
VOLT LLC
3.375% due 10/25/2054	745	747
3.375% due 02/25/2055	1,826	1,830
3.500% due 06/26/2045	7,586	7,607
3.625% due 10/25/2057	1,061	1,065
3.875% due 09/25/2045	4,153	4,179
3.875% due 04/25/2055	326	328
4.000% due 05/25/2046	1,322	1,337
4.250% due 03/26/2046	1,706	1,732
Voya CLO Ltd.
1.980% due 10/15/2022	5,000	5,002
Wells Fargo Home Equity Asset-Backed Securities Trust
1.105% due 03/25/2035	500	472
Wrightwood Capital Real Estate CDO Ltd.
1.131% due 11/21/2040	843	838

Total Asset-Backed Securities (Cost $579,190)		595,635

	SHARES
REAL ESTATE INVESTMENT TRUSTS 0.9%

FINANCIALS 0.9%
American Capital Agency Corp.	1,044,695	20,413

Total Real Estate Investment Trusts (Cost $18,150)		20,413

SHORT-TERM INSTRUMENTS 0.9%

REPURCHASE AGREEMENTS (e) 0.0%
		939

	PRINCIPAL AMOUNT (000S)
U.S. TREASURY BILLS 0.9%
0.484% due 03/02/2017 - 03/09/2017 (c)(d)(j)	21,136	21,102

Total Short-Term Instruments (Cost $22,032)		22,041

Total Investments in Securities (Cost $3,634,548)		3,679,987

	SHARES
INVESTMENTS IN AFFILIATES 15.4%

SHORT-TERM INSTRUMENTS 15.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 15.4%
PIMCO Short-Term Floating NAV Portfolio III	35,333,440	349,306

Total Short-Term Instruments (Cost $349,304)		349,306

Total Investments in Affiliates (Cost $349,304)		349,306

Total Investments 177.8% (Cost $3,983,852)		$4,029,293

Financial Derivative Instruments (g)(i) (0.4)% (Cost or Premiums, net $(14,270))		(9,395)

Other Assets and Liabilities, net (77.4)%		(1,753,873)

Net Assets 100.0%		$2,266,025

98	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Principal only security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	09/30/2016	10/03/2016	$939	U.S. Treasury Bonds 8.000% due 11/15/2021 (2)	$(959)	$939	$939

Total Repurchase Agreements						$(959)	$939	$939

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (3)	Borrowing Date	Maturity Date	Amount Borrowed (3)	Payable for Reverse Repurchase Agreements
GSC	0.850%	09/14/2016	10/13/2016	$(16,658)	$(16,665)
JPS	0.750	09/14/2016	10/13/2016	(21,438)	(21,447)
RDR	0.730	09/14/2016	10/13/2016	(18,323)	(18,330)

Total Reverse Repurchase Agreements					$(56,442)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate (3)	Borrowing Date	Maturity Date	Amount Borrowed (3)	Payable for Sale-Buyback Transactions (4)
BCY	0.700%	09/21/2016	10/21/2016	$(83,985)	$(84,004)
	0.750	09/30/2016	10/03/2016	(13,926)	(13,927)
GSC	0.350	09/26/2016	10/03/2016	(85,509)	(85,514)
	0.850	09/22/2016	10/06/2016	(34,311)	(34,320)
	0.900	09/28/2016	10/05/2016	(14,361)	(14,363)
	0.980	09/21/2016	10/21/2016	(83,113)	(83,140)
	1.100	09/26/2016	10/03/2016	(95,656)	(95,676)
	1.230	09/30/2016	10/14/2016	(20,202)	(20,205)
	1.500	09/28/2016	10/05/2016	(2,252)	(2,253)
TDM	0.850	09/16/2016	10/07/2016	(2,640)	(2,641)
	0.850	09/19/2016	10/07/2016	(2,838)	(2,839)
UBS	0.100	09/26/2016	10/03/2016	(10,196)	(10,196)
	0.750	09/22/2016	10/21/2016	(101,453)	(101,476)

Total Sale-Buyback Transactions					$(550,554)

(3)	The average amount of borrowings outstanding during the period ended September 30, 2016 was $(463,201) at a weighted average interest rate of 0.467%.
(4)	Payable for sale-buyback transactions includes $(120) of deferred price drop.

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES AND U.S. TREASURY OBLIGATIONS

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales (5)
Fannie Mae, TBA	3.000%	10/01/2031	$15,500	$ (16,212)	$(16,274)
Fannie Mae, TBA	3.000	10/01/2046	92,000	(95,228)	(95,658)
Fannie Mae, TBA	3.000	11/01/2046	33,850	(35,096)	(35,096)
Fannie Mae, TBA	4.500	10/01/2046	155,000	(169,033)	(169,779)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	99

Schedule of Investments PIMCO Mortgage Opportunities Fund (Cont.)

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales (5)
Fannie Mae, TBA	4.500%	11/01/2046	$111,000	$(121,337)	$(121,449)
Ginnie Mae, TBA	3.500	11/01/2046	29,000	(30,772)	(30,772)
U.S. Treasury Notes	1.375	08/31/2023	14,750	(14,758)	(14,765)
U.S. Treasury Notes	1.375	09/30/2023	16,500	(16,494)	(16,496)

Total Short Sales				$(498,930)	$(500,289)

(5)	Payable for short sales includes $20 of accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2016:

(f)	Securities with an aggregate market value of $609,206 have been pledged as collateral under the terms of the following master agreements as of September 30, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure (6)
Global/Master Repurchase Agreement
GSC	$0	$(16,665)	$0	$0	$(16,665)	$17,522	$857
JPS	0	(21,447)	0	0	(21,447)	22,113	666
RDR	0	(18,330)	0	0	(18,330)	19,314	984
SSB	939	0	0	0	939	(959)	(20)

Master Securities Forward Transaction Agreement
BCY	0	0	(97,931)	(31,261)	(129,192)	97,437	(31,755)
GSC	0	0	(335,471)	0	(335,471)	333,651	(1,820)
TDM	0	0	(5,480)	0	(5,480)	5,481	1
UBS	0	0	(111,672)	0	(111,672)	110,968	(704)

Total Borrowings and Other Financing Transactions	$939	$(56,442)	$(550,554)	$(31,261)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Government Agencies	$0	$(56,442)	$0	$0	$(56,442)

Total	$0	$(56,442)	$0	$0	$(56,442)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(550,554)	0	0	(550,554)

Total	$0	$(550,554)	$0	$0	$(550,554)

Total Borrowings	$0	$(606,996)	$0	$0	$(606,996)

Gross amount of recognized liabilities for reverse repurchase agreements and sale-buyback financing transactions					$(606,996)

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Pay	3-Month USD-LIBOR	1.850%	05/18/2017	$51,700	$610	$513	$2	$0
Pay	3-Month USD-LIBOR	1.750	12/16/2018	168,700	3,486	1,827	0	(57)
Receive	3-Month USD-LIBOR	2.500	06/17/2022	7,400	(578)	(343)	17	0
Receive	3-Month USD-LIBOR	2.250	12/16/2022	1,000	(66)	(77)	3	0
Pay	3-Month USD-LIBOR *	1.750	12/21/2023	43,800	1,176	(125)	0	(140)

100	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	2.400%	06/30/2025	$56,500	$(4,881)	$(1,813)	$243	$0
Receive	3-Month USD-LIBOR	2.220	07/09/2025	70,000	(4,915)	(6,382)	302	0
Receive	3-Month USD-LIBOR	2.500	09/18/2025	80,000	(7,346)	(6,650)	359	0
Receive	3-Month USD-LIBOR	1.923	03/04/2026	57,000	(2,408)	(2,109)	272	0
Receive	3-Month USD-LIBOR	2.000	03/23/2026	48,100	(2,346)	(2,091)	231	0
Receive	3-Month USD-LIBOR *	2.250	12/21/2046	24,530	(2,462)	52	465	0

					$(19,730)	$(17,198)	$1,894	$(197)

Total Swap Agreements					$(19,730)	$(17,198)	$1,894	$(197)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2016:

(h)	Securities with an aggregate market value of $10,993 and cash of $1,414 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset (1)			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$1,970	$1,970	$0	$0	$(197)	$(197)

(1)	Unsettled variation margin asset of $76 for closed swap agreements is outstanding at period end.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2016	GBP	36,153		$47,832	$973	$0
BPS	10/2016		$45,059	GBP	34,634	0	(168)
	11/2016	GBP	34,634		$45,082	164	0
GLM	10/2016	EUR	706		791	0	(2)
	10/2016		$141,848	EUR	126,534	294	0
	11/2016	EUR	124,111		$139,298	0	(310)
JPM	10/2016		282		317	0	0
	10/2016	GBP	236		315	9	0
	10/2016		$2,317	GBP	1,755	0	(42)
MSB	10/2016	EUR	121,597		$137,535	939	0
UAG	10/2016		3,708		4,139	0	(26)
	10/2016		$1,332	EUR	1,195	10	0

Total Forward Foreign Currency Contracts						$2,389	$(548)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
CBK	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250%	12/27/2016	$	912,000	$789	$112
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.600	08/02/2017		848,800	271	318
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.050	09/05/2017		234,000	2,449	2,619
GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.100	11/14/2016		884,000	517	94
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250	12/27/2016		911,700	616	111
MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.300	03/14/2017		965,000	444	308
NGF	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250	12/27/2016		455,900	128	56
RBC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.600	08/02/2017		900,000	405	337

								$ 5,619	$3,955

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	101

Schedule of Investments PIMCO Mortgage Opportunities Fund (Cont.)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Cost	Market Value
FAR	Put - OTC Fannie Mae 3.500% due 10/01/2046	$91.000	10/06/2016	$ 150,000	$6	$0
	Put - OTC Fannie Mae 3.500% due 11/01/2046	90.000	11/07/2016	100,000	4	0
	Put - OTC Fannie Mae 3.500% due 12/01/2046	84.000	12/06/2016	70,000	3	3
	Put - OTC Fannie Mae 4.000% due 12/01/2046	86.000	12/06/2016	33,000	1	1
	Call - OTC Fannie Mae 4.500% due 10/01/2046	119.000	10/06/2016	20,000	1	0

					$15	$4

Total Purchased Options					$5,634	$3,959

WRITTEN OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Premiums (Received)	Market Value
DUB	Call - OTC Fannie Mae 3.000% due 11/01/2046	$104.133	11/07/2016	$ 20,500	$(39)	$(39)
FAR	Call - OTC Fannie Mae 3.000% due 10/01/2046	103.875	10/06/2016	27,500	(45)	(51)
	Put - OTC Fannie Mae 3.500% due 10/01/2046	104.688	10/06/2016	17,500	(10)	0
FBF	Call - OTC Fannie Mae 3.000% due 10/01/2046	104.336	10/06/2016	15,000	(15)	(4)
	Put - OTC Fannie Mae 3.500% due 10/01/2046	104.977	10/06/2016	17,500	(10)	0
	Put - OTC Fannie Mae 4.000% due 10/01/2046	107.234	10/06/2016	15,000	(17)	(1)
JPM	Put - OTC Fannie Mae 3.000% due 10/01/2046	102.977	10/06/2016	14,500	(19)	0
	Put - OTC Fannie Mae 3.000% due 10/01/2046	102.984	10/06/2016	20,500	(42)	0
	Call - OTC Fannie Mae 3.000% due 10/01/2046	103.906	10/06/2016	38,000	(74)	(63)
	Call - OTC Fannie Mae 3.000% due 10/01/2046	103.984	10/06/2016	13,500	(26)	(17)
	Call - OTC Fannie Mae 3.000% due 10/01/2046	104.000	10/06/2016	25,000	(33)	(30)
	Call - OTC Fannie Mae 3.000% due 10/01/2046	104.047	10/06/2016	7,500	(13)	(7)
	Put - OTC Fannie Mae 3.000% due 11/01/2046	102.633	11/07/2016	44,500	(143)	(32)
	Call - OTC Fannie Mae 3.000% due 11/01/2046	103.617	11/07/2016	44,500	(125)	(190)
	Call - OTC Fannie Mae 3.000% due 11/01/2046	104.148	11/07/2016	14,000	(22)	(26)
	Put - OTC Fannie Mae 3.500% due 11/01/2046	104.609	11/07/2016	14,000	(19)	(7)
	Call - OTC Fannie Mae 3.500% due 11/01/2046	105.578	11/07/2016	14,000	(12)	(23)
	Call - OTC Fannie Mae 4.000% due 10/01/2046	107.234	10/06/2016	7,000	(9)	(12)

					$(673)	$(502)

Total Written Options					$(673)	$(502)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2016:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
Notional Amount in $	$	122,000	$	1,068,250	$	(52,000)	$	(566,500)	$	(201,750)	$	370,000
Premiums	$	(224)	$	(2,170)	$	108	$	1,127	$	486	$	(673)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (2)	Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (3)
							Asset	Liability
BOA	ABX.HE.AA.6-1 Index	0.320%	07/25/2045	$6,187	$(2,134)	$955	$0	$(1,179)
	ABX.HE.AAA.6-2 Index	0.110	05/25/2046	13,689	(3,000)	897	0	(2,103)
BRC	ABX.HE.AAA.6-2 Index	0.110	05/25/2046	984	(218)	67	0	(151)
	CMBX.NA.AAA.8 Index	0.500	10/17/2057	25,000	(1,384)	778	0	(606)
CBK	CMBX.NA.AAA.4 Index	0.350	02/17/2051	1,717	(78)	75	0	(3)
DUB	CMBX.NA.AAA.9 Index	0.500	09/17/2058	2,000	(108)	35	0	(73)
FBF	CMBX.NA.AAA.3 Index	0.080	12/13/2049	3,708	(153)	149	0	(4)
	CMBX.NA.AAA.4 Index	0.350	02/17/2051	164	(8)	8	0	0
	CMBX.NA.AAA.6 Index	0.500	05/11/2063	44,191	(975)	630	0	(345)
	CMBX.NA.AAA.7 Index	0.500	01/17/2047	20,000	(608)	287	0	(321)
GST	CMBX.NA.AAA.4 Index	0.350	02/17/2051	572	(28)	27	0	(1)
	CMBX.NA.AAA.7 Index	0.500	01/17/2047	800	(38)	25	0	(13)
	CMBX.NA.AAA.8 Index	0.500	10/17/2057	7,300	(381)	204	0	(177)
	CMBX.NA.AAA.9 Index	0.500	09/17/2058	300	(13)	2	0	(11)

102	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (2)	Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (3)
							Asset	Liability
JPS	CMBX.NA.AAA.9 Index	0.500%	09/17/2058	$2,000	$(108)	$35	$0	$(73)
MEI	CMBX.NA.BBB-.6 Index	3.000	05/11/2063	6,000	(131)	(404)	0	(535)
	CMBX.NA.BBB-.7 Index	3.000	01/17/2047	5,000	(153)	(261)	0	(414)
	CMBX.NA.BBB-.8 Index	3.000	10/17/2057	20,000	(1,455)	(1,948)	0	(3,403)
MYC	CMBX.NA.AAA.7 Index	0.500	01/17/2047	50,000	(1,889)	1,085	0	(804)
	CMBX.NA.AAA.9 Index	0.500	09/17/2058	15,000	(1,431)	881	0	(550)
	CMBX.NA.BBB-.9 Index	3.000	09/17/2058	20,000	(3,047)	(359)	0	(3,406)
SAL	ABX.HE.AAA.6-2 Index	0.110	05/25/2046	8,197	(1,607)	348	0	(1,259)
	CMBX.NA.BBB-.7 Index	3.000	01/17/2047	10,000	(283)	(545)	0	(828)

					$(19,230)	$2,971	$0	$(16,259)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
JPS	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.938%	11/14/2016	$ 70,000	$0	$32	$32	$0
SAL	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.880	12/13/2016	80,000	(1)	(10)	0	(11)

						$(1)	$ 22	$32	$ (11)

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
DUB	Receive	IOS.FN.650.67 Index	N/A	1-Month USD-LIBOR	01/12/2038	$ 28,238	$0	$(12)	$0	$(12)
	Receive	IOS.FN.600.08 Index	N/A	1-Month USD-LIBOR	01/12/2039	2,466	0	(2)	0	(2)
	Receive	IOS.FN.300.12 Index	N/A	1-Month USD-LIBOR	01/12/2043	25,590	0	(107)	0	(107)
FBF	Receive	IOS.FN.300.12 Index	N/A	1-Month USD-LIBOR	01/12/2043	4,949	0	(29)	0	(29)
GST	Receive	IOS.FN.300.12 Index	N/A	1-Month USD-LIBOR	01/12/2043	12,650	0	(74)	0	(74)
SAL	Receive	IOS.FN.600.08 Index	N/A	1-Month USD-LIBOR	01/12/2039	3,837	0	(4)	0	(4)

							$0	$(228)	$0	$(228)

Total Swap Agreements							$(19,231)	$2,765	$32	$(16,498)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2016:

(j)	Securities with an aggregate market value of $16,305 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure (4)
BOA	$973	$0	$0	$973	$0	$0	$(3,282)	$(3,282)	$(2,309)	$2,559	$250
BPS	164	0	0	164	(168)	0	0	(168)	(4)	0	(4)
BRC	0	0	0	0	0	0	(757)	(757)	(757)	833	76
CBK	0	3,049	0	3,049	0	0	(3)	(3)	3,046	(2,420)	626

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	103

Schedule of Investments PIMCO Mortgage Opportunities Fund (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure (4)
DUB	$0	$0	$0	$0	$0	$(39)	$(194)	$(233)	$(233)	$(61)	$(294)
FAR	0	4	0	4	0	(51)	0	(51)	(47)	0	(47)
FBF	0	0	0	0	0	(5)	(699)	(704)	(704)	606	(98)
GLM	294	205	0	499	(312)	0	0	(312)	187	(200)	(13)
GST	0	0	0	0	0	0	(276)	(276)	(276)	293	17
JPM	9	0	0	9	(42)	(407)	0	(449)	(440)	359	(81)
JPS	0	0	32	32	0	0	(73)	(73)	(41)	0	(41)
MEI	0	0	0	0	0	0	(4,352)	(4,352)	(4,352)	4,390	38
MSB	939	0	0	939	0	0	0	0	939	(990)	(51)
MYC	0	308	0	308	0	0	(4,760)	(4,760)	(4,452)	4,215	(237)
NGF	0	56	0	56	0	0	0	0	56	0	56
RBC	0	337	0	337	0	0	0	0	337	(310)	27
RYL	0	0	0	0	0	0	0	0	0	(8)	(8)
SAL	0	0	0	0	0	0	(2,102)	(2,102)	(2,102)	2,389	287
UAG	10	0	0	10	(26)	0	0	(26)	(16)	0	(16)

Total Over the Counter	$2,389	$3,959	$32	$6,380	$(548)	$(502)	$(16,498)	$(17,548)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$1,970	$1,970

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,389	$0	$2,389
Purchased Options	0	0	0	0	3,959	3,959
Swap Agreements	0	0	0	0	32	32

	$0	$0	$0	$2,389	$3,991	$6,380

	$0	$0	$0	$2,389	$5,961	$8,350

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$197	$197

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$548	$0	$548
Written Options	0	0	0	0	502	502
Swap Agreements	0	16,259	0	0	239	16,498

	$0	$16,259	$0	$548	$741	$17,548

	$0	$16,259	$0	$548	$938	$17,745

104	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2,028	$2,028
Swap Agreements	0	0	0	0	(11,792)	(11,792)

	$0	$0	$0	$0	$(9,764)	$(9,764)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(974)	$0	$(974)
Purchased Options	0	0	0	0	(12,323)	(12,323)
Written Options	0	0	0	0	1,152	1,152
Swap Agreements	0	303	0	0	(843)	(540)

	$0	$303	$0	$(974)	$(12,014)	$(12,685)

	$0	$303	$0	$(974)	$(21,778)	$(22,449)

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$261	$261
Swap Agreements	0	0	0	0	1,449	1,449

	$0	$0	$0	$0	$1,710	$1,710

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,979	$0	$8,979
Purchased Options	0	0	0	0	9,685	9,685
Written Options	0	0	0	0	54	54
Swap Agreements	0	5,572	0	0	42	5,614

	$0	$5,572	$0	$8,979	$9,781	$24,332

	$0	$5,572	$0	$8,979	$11,491	$26,042

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$26,272	$0	$26,272
U.S. Government Agencies	0	1,685,819	18,108	1,703,927
U.S. Treasury Obligations	0	569,844	0	569,844
Non-Agency Mortgage-Backed Securities	0	688,915	52,943	741,858
Asset-Backed Securities	0	595,635	0	595,635
Real Estate Investment Trusts
Financials	20,413	0	0	20,413
Short-Term Instruments
Repurchase Agreements	0	939	0	939
U.S. Treasury Bills	0	21,102	0	21,102

	$20,413	$3,588,526	$71,051	$3,679,990

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$349,306	$0	$0	$349,306

Total Investments	$369,719	$3,588,526	$71,051	$4,029,296

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(469,028)	$0	$(469,028)
U.S. Treasury Obligations	0	(31,261)	0	(31,261)

	$0	$(500,289)	$0	$(500,289)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	1,894	0	1,894
Over the counter	0	6,380	0	6,380

	$0	$8,274	$0	$8,274

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(197)	0	(197)
Over the counter	0	(17,548)	0	(17,548)

	$0	$(17,745)	$0	$(17,745)

Totals	$369,719	$3,078,766	$71,051	$3,519,536

There were no significant transfers between Level 1 and 2 during the period ended September 30, 2016.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	105

Schedule of Investments PIMCO Mortgage Opportunities Fund (Cont.)

September 30, 2016 (Unaudited)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2016:

Category and Subcategory	Beginning Balance at 03/31/2016	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2016	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2016 (1)
Investments in Securities, at Value
U.S. Government Agencies	$18,102	$1,913	$0	$(140)	$0	$(209)	$0	$(1,558)	$18,108	$(12)
Non-Agency Mortgage-Backed Securities	44,418	11,805	(3,765)	64	532	(111)	0	0	52,943	30
Asset-Backed Securities	2,002	0	(294)	0	0	24	0	(1,732)	0	0

Totals	$64,522	$13,718	$(4,059)	$(76)	$532	$(296)	$0	$(3,290)	$71,051	$18

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2016	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
U.S. Government Agencies	$1,205	Other Valuation Techniques (2)	—	—
	16,903	Proxy Pricing	Base Price	99.50
Non-Agency Mortgage-Backed Securities	30,763	Proxy Pricing	Base Price	101.75-103.50
	22,180	Third Party Vendor	Broker Quote	85.00-100.68

Total	$71,051

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2016 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

106	PIMCO BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Total Return Fund II

September 30, 2016 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 150.7%

CORPORATE BONDS & NOTES 26.7%

BANKING & FINANCE 15.5%
Air Lease Corp.
3.375% due 06/01/2021	$1,500	$1,559
Alexandria Real Estate Equities, Inc.
3.950% due 01/15/2027	1,500	1,574
American Tower Corp.
3.375% due 10/15/2026	1,000	1,016
Bank of America Corp.
6.400% due 08/28/2017	6,730	7,024
Bank of America N.A.
6.000% due 10/15/2036	8,100	10,456
Bank One Capital
8.750% due 09/01/2030	1,100	1,603
Bear Stearns Cos. LLC
6.400% due 10/02/2017	400	419
7.250% due 02/01/2018	2,200	2,363
BGC Partners, Inc.
5.125% due 05/27/2021	1,500	1,572
Capital One N.A.
1.954% due 08/17/2018	3,500	3,534
Citigroup, Inc.
1.277% due 05/01/2017	19,200	19,213
Citizens Bank N.A.
2.550% due 05/13/2021	2,700	2,751
Duke Realty LP
3.250% due 06/30/2026	1,900	1,948
Ford Motor Credit Co. LLC
2.241% due 01/08/2019	4,700	4,780
2.375% due 01/16/2018	4,600	4,639
2.875% due 10/01/2018	400	409
General Motors Financial Co., Inc.
3.150% due 01/15/2020	2,000	2,040
3.200% due 07/13/2020	2,200	2,255
3.200% due 07/06/2021	900	912
Goldman Sachs Group, Inc.
1.460% due 06/04/2017	1,000	1,002
1.875% due 04/23/2020	5,400	5,436
7.500% due 02/15/2019	3,657	4,135
HSBC Bank USA N.A.
6.000% due 08/09/2017	4,000	4,152
International Lease Finance Corp.
7.125% due 09/01/2018	3,000	3,281
JPMorgan Chase & Co.
1.265% due 04/25/2018	1,100	1,100
2.295% due 08/15/2021	2,000	2,006
2.322% due 03/01/2021	2,000	2,051
2.400% due 06/07/2021	1,200	1,214
4.350% due 08/15/2021	200	220
Kilroy Realty LP
4.375% due 10/01/2025	4,800	5,195
Morgan Stanley
2.500% due 04/21/2021	2,000	2,022
3.125% due 07/27/2026	1,100	1,113
NYSE Holdings LLC
2.000% due 10/05/2017	50	50
Raymond James Financial, Inc.
3.625% due 09/15/2026	2,200	2,250
Santander Holdings USA, Inc.
2.275% due 11/24/2017	2,600	2,623
2.700% due 05/24/2019	2,700	2,735
WEA Finance LLC
3.250% due 10/05/2020	1,600	1,669
Wells Fargo & Co.
7.980% due 03/15/2018 (d)	4,659	4,875
WP Carey, Inc.
4.250% due 10/01/2026	1,780	1,808

		119,004

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 9.2%
American Airlines Pass-Through Trust
4.000% due 01/15/2027	$2,126	$2,262
Anheuser-Busch InBev Worldwide, Inc.
2.500% due 07/15/2022	3,100	3,166
Apple, Inc.
2.150% due 02/09/2022	6,000	6,104
Charter Communications Operating LLC
4.464% due 07/23/2022	4,300	4,649
Continental Resources, Inc.
4.500% due 04/15/2023	400	386
CVS Health Corp.
2.750% due 12/01/2022	2,000	2,063
Daimler Finance North America LLC
2.250% due 03/02/2020	5,000	5,078
Energy Transfer Partners LP
6.500% due 02/01/2042	610	639
Entergy Louisiana LLC
5.400% due 11/01/2024	1,500	1,818
ERAC USA Finance LLC
2.350% due 10/15/2019	1,500	1,525
Georgia-Pacific LLC
2.539% due 11/15/2019	3,700	3,784
Halliburton Co.
3.800% due 11/15/2025	2,500	2,591
5.000% due 11/15/2045	2,000	2,197
Kinder Morgan Energy Partners LP
6.850% due 02/15/2020	1,100	1,249
Kinder Morgan, Inc.
2.000% due 12/01/2017	1,900	1,903
3.050% due 12/01/2019	1,600	1,636
Merck & Co., Inc.
2.350% due 02/10/2022	2,100	2,162
2.750% due 02/10/2025	2,000	2,076
Norfolk Southern Corp.
3.850% due 01/15/2024	1,900	2,081
ONEOK Partners LP
4.900% due 03/15/2025	600	647
Regency Energy Partners LP
5.000% due 10/01/2022	2,000	2,114
SBA Tower Trust
2.877% due 07/15/2046	1,900	1,935
Southern Co.
2.350% due 07/01/2021	2,300	2,347
Spirit AeroSystems, Inc.
3.850% due 06/15/2026	790	823
Time Warner Cable LLC
4.125% due 02/15/2021	2,036	2,163
Volkswagen Group of America Finance LLC
1.250% due 05/23/2017	1,400	1,396
1.650% due 05/22/2018	1,600	1,595
Western Gas Partners LP
4.650% due 07/01/2026	2,000	2,075
Williams Partners LP
4.125% due 11/15/2020	2,300	2,393
Wynn Las Vegas LLC
5.500% due 03/01/2025	5,900	5,966

		70,823

UTILITIES 2.0%
AT&T, Inc.
2.800% due 02/17/2021	1,500	1,545
Duke Energy Corp.
3.050% due 08/15/2022	2,500	2,617
IPALCO Enterprises, Inc.
3.450% due 07/15/2020	3,800	3,914
Plains All American Pipeline LP
2.600% due 12/15/2019	2,000	2,018
PSEG Power LLC
3.000% due 06/15/2021	1,200	1,236

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Verizon Communications, Inc.
2.606% due 09/14/2018	$1,200	$1,232
3.650% due 09/14/2018	2,600	2,715

		15,277

Total Corporate Bonds & Notes (Cost $198,908)		205,104

MUNICIPAL BONDS & NOTES 4.0%

CALIFORNIA 1.8%
Alameda County, California Joint Powers Authority Revenue Bonds, (BABs), Series 2010
7.046% due 12/01/2044	1,000	1,467
California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049	1,100	1,543
California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034	2,200	3,336
Calleguas-Las Virgenes Public Financing Authority, California Revenue Bonds, (BABs), Series 2010
5.944% due 07/01/2040	3,800	5,005
Irvine Ranch Water District, California Special Assessment Bonds, (BABs), Series 2010
6.622% due 05/01/2040	100	143
Regents of the University of California Medical Center Pooled Revenue Bonds, (BABs), Series 2009
6.583% due 05/15/2049	1,400	2,008
Riverside Community College District Foundation, California General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035	200	230

		13,732

FLORIDA 0.0%
Miami, Florida Revenue Bonds, Series 1989
8.650% due 07/01/2019	55	61

ILLINOIS 1.0%
Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.300% due 12/01/2021	160	171
6.899% due 12/01/2040	3,600	4,801
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033	2,700	2,995

		7,967

IOWA 0.1%
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	425	429

MASSACHUSETTS 0.0%
Commonwealth of Massachusetts General Obligation Bonds, (BABs), Series 2010
4.200% due 12/01/2021	100	111

OHIO 0.4%
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
8.084% due 02/15/2050	1,700	2,836

PENNSYLVANIA 0.2%
Pennsylvania Higher Education Assistance Agency Revenue Bonds, Series 2009
1.615% due 07/25/2029	1,851	1,856

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	107

Schedule of Investments PIMCO Total Return Fund II (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TENNESSEE 0.5%
Metropolitan Government of Nashville & Davidson County, Tennessee Water & Sewer Revenue Bonds, (BABs), Series 2010
6.568% due 07/01/2037	$2,600	$3,572

Total Municipal Bonds & Notes (Cost $24,256)		30,564

U.S. GOVERNMENT AGENCIES 59.0%
Fannie Mae
0.585% due 12/25/2036	255	249
0.950% due 10/25/2022	14	14
0.957% due 09/25/2046	2,237	2,237
0.975% due 05/25/2023	13	13
1.025% due 02/25/2022	4	4
1.075% due 01/25/2022	7	7
1.125% due 08/25/2022	9	9
1.155% due 05/25/2040	2,009	2,025
1.225% due 04/25/2022 - 09/25/2022	10	11
1.689% due 07/01/2044	141	144
2.310% due 08/01/2022	500	516
2.324% due 01/01/2035	293	308
2.742% due 05/25/2035	157	166
2.743% due 09/01/2035	51	53
2.848% due 05/01/2038	1,768	1,881
2.960% due 04/01/2041	54	57
3.330% due 11/01/2021	274	295
3.500% due 01/01/2026 - 09/01/2046	15,075	15,909
3.980% due 07/01/2021	38,300	42,048
4.000% due 08/01/2025 - 12/01/2041	1,030	1,115
4.500% due 09/01/2018 - 10/01/2042	7,164	7,854
5.000% due 12/01/2021 - 02/01/2041	211	234
5.500% due 03/01/2022 - 05/01/2041	4,661	5,257
5.617% due 12/25/2042	362	412
6.000% due 05/01/2017 - 01/01/2039	4,207	4,881
6.500% due 11/01/2021 - 06/25/2044	176	202
7.000% due 09/25/2020	1	1
8.000% due 10/01/2030	1	1
9.250% due 07/25/2019	9	9
Fannie Mae, TBA
3.000% due 11/01/2031 - 12/01/2046	67,000	69,523
3.500% due 10/01/2031 - 11/01/2046	110,000	115,998
4.000% due 10/01/2046 - 11/01/2046	8,000	8,590
4.500% due 11/01/2046	16,000	17,506
Freddie Mac
1.274% due 08/15/2036	1,436	1,454
1.689% due 02/25/2045	178	183
2.065% due 02/15/2038 (a)	11,330	776
2.295% due 02/01/2023	13	13
2.721% due 12/01/2022	87	89
2.945% due 07/01/2030	31	33
4.000% due 04/01/2024 - 03/01/2044	2,866	3,090
4.500% due 02/01/2029 - 12/01/2040	1,257	1,389
5.000% due 01/01/2036 - 07/01/2040	138	154
5.500% due 01/01/2018 - 07/01/2039	1,531	1,735
6.000% due 09/01/2016 - 09/01/2038	4,843	5,562
7.000% due 07/15/2022	187	206
7.500% due 01/15/2023	496	550
8.000% due 11/01/2025 - 06/15/2030	284	331
9.000% due 12/15/2020	12	13
9.500% due 02/01/2018	1	1
10.000% due 03/01/2021	1	1

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Freddie Mac, TBA
3.500% due 11/01/2046	$10,000	$10,538
4.000% due 10/01/2046 - 11/01/2046	84,000	90,093
4.500% due 11/01/2046	4,000	4,376
Ginnie Mae
0.930% due 06/16/2031	18	18
0.954% due 06/20/2065	4,084	4,057
1.009% due 10/20/2062	3,813	3,800
1.094% due 08/20/2065	2,259	2,237
1.130% due 02/16/2030	26	26
1.244% due 08/20/2066	1,901	1,896
1.294% due 05/20/2066 - 07/20/2066	4,498	4,505
1.332% due 06/20/2066	2,002	2,006
1.414% due 07/20/2065	3,894	3,926
1.875% due 09/20/2025 - 07/20/2030	276	286
2.000% due 01/20/2024 - 12/20/2029	819	845
2.125% due 06/20/2023 - 06/20/2027	195	201
5.000% due 07/15/2034 - 06/15/2041	4,210	4,733
6.000% due 01/15/2024	1	2
7.500% due 03/15/2024 - 09/15/2025	2	3
8.000% due 01/15/2022 - 08/15/2024	8	10
9.500% due 01/20/2019 - 12/15/2021	2	1
Ginnie Mae, TBA
4.000% due 10/01/2046 - 11/01/2046	3,000	3,221
5.000% due 10/01/2046	3,000	3,340
Small Business Administration
7.970% due 01/25/2025	74	77

Total U.S. Government Agencies (Cost $446,730)		453,306

U.S. TREASURY OBLIGATIONS 37.5%
U.S. Treasury Bonds
2.500% due 02/15/2045 (f)	5,300	5,496
2.750% due 08/15/2042 (f)	7,300	7,980
2.750% due 11/15/2042 (f)	15,800	17,255
2.875% due 05/15/2043 (f)	9,000	10,052
2.875% due 08/15/2045 (f)(j)	4,000	4,470
3.000% due 05/15/2042 (f)	5,500	6,289
3.000% due 11/15/2044 (f)(j)	16,000	18,306
3.125% due 02/15/2043 (f)	4,000	4,675
3.125% due 08/15/2044 (f)	16,900	19,790
3.375% due 05/15/2044 (f)	29,000	35,492
3.625% due 08/15/2043 (j)	2,600	3,320
4.250% due 05/15/2039	1,200	1,649
4.375% due 11/15/2039 (f)	4,500	6,291
4.375% due 05/15/2040 (f)	5,700	7,985
4.500% due 08/15/2039 (j)	1,400	1,989
4.625% due 02/15/2040 (f)	3,200	4,629
U.S. Treasury Inflation Protected Securities (c)
0.125% due 04/15/2018 (h)	1,041	1,053
0.125% due 04/15/2020 (h)	3,494	3,564
0.125% due 01/15/2023 (h)	4,692	4,773
0.375% due 07/15/2023 (h)	9,307	9,661
0.750% due 02/15/2042	107	110
0.750% due 02/15/2045	5,519	5,728
1.000% due 02/15/2046	813	904
1.375% due 02/15/2044	723	863
1.750% due 01/15/2028	7,972	9,356
2.000% due 01/15/2026	16,733	19,695
2.375% due 01/15/2025	25,662	30,637
2.500% due 01/15/2029	19,727	25,118
3.625% due 04/15/2028	1,488	2,060
3.875% due 04/15/2029	13,321	19,251

Total U.S. Treasury Obligations (Cost $265,997)		288,441

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 15.4%
American Home Mortgage Investment Trust
3.245% due 02/25/2045	$645	$650
BAMLL Commercial Mortgage Securities Trust
1.744% due 01/15/2028	5,900	5,906
Banc of America Funding Trust
2.997% due 05/25/2035	704	721
BBCCRE Trust
3.966% due 08/10/2033	4,600	5,018
BCRR Trust
5.858% due 07/17/2040	1,400	1,412
Bear Stearns Adjustable Rate Mortgage Trust
2.797% due 04/25/2033	251	252
2.950% due 01/25/2035	2,063	2,035
3.317% due 02/25/2036 ^	715	684
Bear Stearns ALT-A Trust
2.980% due 05/25/2035	2,092	2,023
3.142% due 09/25/2035	318	275
Bear Stearns Commercial Mortgage Securities Trust
5.331% due 02/11/2044	303	305
5.700% due 06/11/2050	3,710	3,822
5.910% due 06/11/2040	10,111	10,303
Bear Stearns Mortgage Funding Trust
0.715% due 01/25/2037	7,305	6,145
Citigroup Commercial Mortgage Trust
5.900% due 12/10/2049	1,900	1,935
Citigroup Mortgage Loan Trust, Inc.
2.760% due 09/25/2035	773	774
2.930% due 10/25/2035	251	248
Countrywide Alternative Loan Trust
0.705% due 05/25/2047	1,293	1,112
Countrywide Home Loan Mortgage Pass-Through Trust
2.852% due 02/20/2035	20	20
3.309% due 02/20/2036 ^	387	341
Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039	2,545	2,552
5.383% due 02/15/2040	541	542
Credit Suisse First Boston Mortgage Securities Corp.
2.884% due 09/25/2033	3,088	3,110
4.957% due 06/25/2032	52	51
Credit Suisse Mortgage Capital Certificates
2.953% due 01/27/2036	2,013	1,990
DLJ Acceptance Trust
11.000% due 08/01/2019	1	1
Greenwich Capital Commercial Funding Corp. Trust
5.444% due 03/10/2039	1,409	1,411
GS Mortgage Securities Trust
2.456% due 11/10/2045 (a)	1,127	94
Guaranteed Mortgage Corp.
9.300% due 07/20/2019	2	2
HomeBanc Mortgage Trust
0.775% due 03/25/2035	5,006	4,255
0.795% due 10/25/2035	3,734	3,464
IndyMac Adjustable Rate Mortgage Trust
2.130% due 01/25/2032	17	16
IndyMac Mortgage Loan Trust
2.918% due 11/25/2035 ^	1,540	1,280
JPMBB Commercial Mortgage Securities Trust
3.358% due 11/15/2048	3,200	3,440
JPMorgan Chase Commercial Mortgage Securities Corp.
1.977% due 01/15/2033	1,900	1,901
JPMorgan Chase Commercial Mortgage Securities Trust
5.336% due 05/15/2047	1,039	1,039
5.420% due 01/15/2049	235	236
5.440% due 06/12/2047	782	786
JPMorgan Commercial Mortgage-Backed Securities Trust
5.720% due 03/18/2051	1,700	1,717
JPMorgan Mortgage Trust
2.920% due 07/25/2035	904	890
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.378% due 08/12/2048	421	424
5.485% due 03/12/2051	2,900	2,929

108	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Morgan Stanley Bank of America Merrill Lynch Trust
3.557% due 12/15/2047	$1,700	$1,839
Morgan Stanley Capital Trust
3.560% due 07/13/2029	2,000	2,103
5.319% due 12/15/2043	5,919	5,919
5.610% due 04/15/2049	362	362
Morgan Stanley Mortgage Loan Trust
2.636% due 06/25/2036	5,277	5,118
Morgan Stanley Re-REMIC Trust
5.988% due 08/12/2045	1,391	1,406
Nomura Resecuritization Trust
0.724% due 12/26/2035	2,760	2,567
Prime Mortgage Trust
0.925% due 02/25/2034	146	138
RBSSP Resecuritization Trust
0.774% due 02/26/2037	2,198	2,074
2.429% due 12/25/2035	3,195	3,211
Residential Funding Mortgage Securities, Inc. Trust
3.913% due 02/25/2036 ^	298	272
Sequoia Mortgage Trust
1.171% due 04/19/2027	983	921
Structured Asset Mortgage Investments Trust
1.191% due 09/19/2032	170	166
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.684% due 02/25/2032	29	28
2.711% due 01/25/2032	23	22
5.466% due 07/25/2034	8,930	9,277
UBS-Citigroup Commercial Mortgage Trust
2.804% due 01/10/2045	16	16
Wachovia Bank Commercial Mortgage Trust
5.342% due 12/15/2043	3,800	3,825
WaMu Mortgage Pass-Through Certificates Trust
0.815% due 10/25/2045	405	386
1.707% due 11/25/2042	140	130
Wells Fargo Mortgage-Backed Securities Trust
1.025% due 07/25/2037 ^	223	190
2.859% due 01/25/2035	17	18
2.894% due 03/25/2036	1,319	1,319
3.005% due 12/25/2034	1,162	1,173
Wells Fargo-RBS Commercial Mortgage Trust
2.684% due 11/15/2044	14	14

Total Non-Agency Mortgage-Backed Securities (Cost $115,285)		118,605

ASSET-BACKED SECURITIES 6.7%
AmeriCredit Automobile Receivables Trust
1.520% due 06/10/2019	1,692	1,697

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.975% due 01/25/2036	$4,137	$3,951
1.225% due 05/25/2034	127	126
Asset-Backed Securities Corp. Home Equity Loan Trust
1.753% due 08/15/2033	2,796	2,675
B2R Mortgage Trust
2.567% due 06/15/2049	2,393	2,406
Dell Equipment Finance Trust
1.443% due 12/22/2017	1,647	1,651
EMC Mortgage Loan Trust
1.264% due 05/25/2040	551	510
First Franklin Mortgage Loan Trust
0.785% due 11/25/2036	3,896	3,865
1.035% due 09/25/2035	511	511
Fremont Home Loan Trust
0.585% due 01/25/2037	59	31
GM Financial Automobile Leasing Trust
0.640% due 05/22/2017	2,435	2,434
Home Equity Asset Trust
1.425% due 11/25/2034	1,857	1,824
JPMorgan Mortgage Acquisition Corp.
0.705% due 03/25/2036	1,162	1,156
MASTR Asset-Backed Securities Trust
1.215% due 03/25/2035	3,700	3,430
Morgan Stanley IXIS Real Estate Capital Trust
0.575% due 11/25/2036	17	8
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.025% due 07/25/2035	1,023	1,016
Residential Asset Securities Corp. Trust
0.795% due 04/25/2036	7,054	6,860
Securitized Asset-Backed Receivables LLC Trust
0.585% due 12/25/2036 ^	725	244
SLM Private Education Loan Trust
1.850% due 06/17/2030	2,000	2,000
SpringCastle America Funding LLC
2.700% due 05/25/2023	4,735	4,751
3.050% due 04/25/2029 (b)	1,900	1,901
Structured Asset Investment Loan Trust
1.425% due 09/25/2034	1,864	1,804
1.650% due 07/25/2033	2,761	2,663
VOLT LLC
3.500% due 07/25/2046	2,088	2,095
4.250% due 03/26/2046	1,706	1,732

Total Asset-Backed Securities (Cost $49,996)		51,341

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.6%

BANKING & FINANCE 0.6%
Farm Credit Bank of Texas
10.000% due 12/15/2020 (d)	4,000	$4,750

Total Preferred Securities (Cost $4,120)		4,750

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.8%

COMMERCIAL PAPER 0.5%
Schlumberger Holdings
1.016% due 11/01/2016	$3,800	3,799

REPURCHASE AGREEMENTS (e) 0.3%
		2,645

Total Short-Term Instruments (Cost $6,442)		6,444

Total Investments in Securities (Cost $1,111,734)		1,158,555

	SHARES
INVESTMENTS IN AFFILIATES 7.9%

SHORT-TERM INSTRUMENTS 7.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.9%
PIMCO Short-Term Floating NAV Portfolio III	6,089,968	60,205

Total Short-Term Instruments (Cost $60,207)		60,205

Total Investments in Affiliates (Cost $60,207)		60,205

Total Investments 158.6% (Cost $1,171,941)		$1,218,760

Financial Derivative Instruments (g)(i) (0.1)% (Cost or Premiums, net $(4,264))		(608)

Other Assets and Liabilities, net (58.5)%		(449,386)

Net Assets 100.0%		$768,766

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	When-issued security.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	09/30/2016	10/03/2016	$2,645	U.S. Treasury Bonds 8.000% due 11/15/2021 (2)	$(2,700)	$2,645	$2,645

Total Repurchase Agreements						$(2,700)	$2,645	$2,645

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	109

Schedule of Investments PIMCO Total Return Fund II (Cont.)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (3)	Borrowing Date	Maturity Date	Amount Borrowed (3)	Payable for Reverse Repurchase Agreements
BOS	0.900%	09/16/2016	10/07/2016	$(2,381)	$(2,382)
BSN	0.600	08/03/2016	10/05/2016	(29,435)	(29,465)
	0.610	08/08/2016	10/28/2016	(37,269)	(37,304)
GRE	0.600	07/14/2016	10/14/2016	(5,079)	(5,086)
	0.600	07/21/2016	10/21/2016	(7,810)	(7,820)
	0.610	07/13/2016	10/13/2016	(11,398)	(11,414)
	0.610	07/15/2016	10/17/2016	(14,428)	(14,447)
	0.640	08/16/2016	10/17/2016	(4,141)	(4,144)
	0.650	08/12/2016	10/12/2016	(1,893)	(1,895)
	0.650	08/23/2016	10/21/2016	(10,157)	(10,165)
RDR	0.610	07/11/2016	10/11/2016	(9,919)	(9,933)

Total Reverse Repurchase Agreements					$(134,055)

(3)

The average amount of borrowings outstanding during the period ended September 30, 2016 was $(106,524) at a weighted average interest rate of 0.579%. Average borrowings includes sale-buyback transactions, of which there were none open at period end.

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae, TBA	6.000%	10/01/2046	$4,000	$(4,578)	$(4,588)

Total Short Sales				$(4,578)	$(4,588)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2016:

(f)	Securities with an aggregate market value of $132,318 have been pledged as collateral under the terms of the following master agreements as of September 30, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure (4)
Global/Master Repurchase Agreement
BOS	$0	$(2,382)	$0	$(2,382)	$2,459	$77
BSN	0	(66,769)	0	(66,769)	65,814	(955)
GRE	0	(54,971)	0	(54,971)	54,069	(902)
RDR	0	(9,933)	0	(9,933)	9,977	44
SSB	2,645	0	0	2,645	(2,700)	(55)

Total Borrowings and Other Financing Transactions	$2,645	$(134,055)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(134,055)	$0	$0	$(134,055)

Total Borrowings	$0	$(134,055)	$0	$0	$(134,055)

Gross amount of recognized liabilities for reverse repurchase agreements					$(134,055)

110	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 5-Year Note December Futures	$112.000	11/25/2016	498	$4	$1
Put - CBOT U.S. Treasury 5-Year Note December Futures	112.500	11/25/2016	433	4	0
Put - CBOT U.S. Treasury 5-Year Note December Futures	113.000	11/25/2016	51	1	0
Put - CBOT U.S. Treasury 5-Year Note January Futures	108.000	12/23/2016	276	2	2

				$11	$3

Total Purchased Options				$11	$3

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2017	193	$(121)	$10	$0
90-Day Eurodollar June Futures	Short	06/2017	275	(478)	7	0
90-Day Eurodollar March Futures	Short	03/2017	59	(17)	1	0
90-Day Eurodollar March Futures	Short	03/2018	871	(564)	54	0
90-Day Eurodollar September Futures	Short	09/2018	799	(570)	60	0
U.S. Treasury 5-Year Note December Futures	Long	12/2016	1,369	63	0	(289)
U.S. Treasury 10-Year Note December Futures	Long	12/2016	900	117	0	(372)
U.S. Treasury 30-Year Bond December Futures	Long	12/2016	113	(175)	0	(166)

Total Futures Contracts				$(1,745)	$132	$(827)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR *	1.250%	06/21/2019	$36,100	$(105)	$(16)	$21	$0
Receive	3-Month USD-LIBOR	2.000	12/16/2019	84,000	(2,904)	(2,540)	67	0
Receive	3-Month USD-LIBOR	2.000	06/15/2021	55,000	(2,440)	(604)	86	0
Receive	3-Month USD-LIBOR *	1.450	06/28/2021	26,400	(50)	(3)	27	0
Receive	3-Month USD-LIBOR	1.500	12/21/2021	10,500	(141)	(13)	20	0
Receive	3-Month USD-LIBOR	2.250	12/16/2022	3,800	(252)	(267)	10	0
Receive	3-Month USD-LIBOR	2.350	08/05/2025	1,100	(88)	(83)	5	0
Receive	3-Month USD-LIBOR	2.250	06/15/2026	35,700	(2,872)	(2,730)	182	0
Receive	3-Month USD-LIBOR *	1.750	12/21/2026	21,210	(528)	37	115	0
Receive	3-Month USD-LIBOR	2.750	12/16/2045	77,800	(17,917)	(22,726)	1,421	0
Receive	3-Month USD-LIBOR	2.500	06/15/2046	4,200	(616)	(429)	180	0

					$(27,913)	$(29,374)	$2,134	$0

Total Swap Agreements					$(27,913)	$(29,374)	$2,134	$0

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2016:

(h)	Securities with an aggregate market value of $12,136 and cash of $5,971 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$3	$132	$2,134	$2,269	$0	$(827)	$0	$(827)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	111

Schedule of Investments PIMCO Total Return Fund II (Cont.)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
CBK	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000%	12/21/2016	$	3,300	$29	$6
GLM	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.940	08/20/2018		1,500	147	32
JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.100	01/30/2018		12,700	180	244
MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	12/13/2016		8,300	70	14
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	12/21/2016		17,500	152	33
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.020	08/21/2017		3,100	211	13
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.905	08/20/2018		1,400	140	32

								$929	$374

Total Purchased Options								$929	$374

WRITTEN OPTIONS:

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	$7,000	$(59)	$0
	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	16,900	(151)	(1)
	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	6,500	(84)	(1)
DUB	Floor - OTC CPURNSA	215.949	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020	2,500	(19)	1
	Floor - OTC CPURNSA	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	6,700	(65)	(1)

						$(378)	$(2)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.770%	12/21/2016	$	6,600	$(29)	$(3)
GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800	08/20/2018		6,400	(143)	(18)
JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.100	01/30/2018		12,700	(66)	(63)
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.600	01/30/2018		12,700	(115)	(141)
MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.765	12/13/2016		16,600	(71)	(4)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.770	12/21/2016		35,000	(153)	(13)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.700	08/21/2017		13,800	(214)	(6)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800	08/20/2018		6,300	(140)	(18)

								$(931)	$(266)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
JPM	Put - OTC Fannie Mae 3.000% due 11/01/2046	$	102.719	11/07/2016	$3,000	$(7)	$(3)
	Put - OTC Fannie Mae 3.000% due 11/01/2046		102.813	11/07/2016	2,000	(4)	(2)
	Call - OTC Fannie Mae 3.000% due 11/01/2046		103.719	11/07/2016	3,000	(6)	(11)
	Call - OTC Fannie Mae 3.000% due 11/01/2046		103.813	11/07/2016	2,000	(4)	(6)

						$(21)	$(22)

Total Written Options						$(1,330)	$(290)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2016:

	Balance at Beginning of Period	Sales	Closing Buys	Expirations		Exercised		Balance at End of Period
# of Contracts	194	1,484	0		(1,022)		(656)		0
Notional Amount in $	$345,400	$68,200	$0	$	(227,500)	$	(26,400)	$	159,700
Premiums	$(1,863)	$(727)	$0	$	1,011	$	249	$	(1,330)

112	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2016 (2)	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
CBK	Anadarko Petroleum Corp.	1.000%	06/20/2021	1.717%	$ 1,600	$(112)	$62	$0	$(50)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
							Asset	Liability
DUB	CMBX.NA.AAA.8 Index	0.500%	10/17/2057	$7,400	$(497)	$318	$0	$(179)
FBF	CMBX.NA.AAA.8 Index	0.500	10/17/2057	2,300	(145)	89	0	(56)
GST	CDX.IG-9 10-Year Index 30-100%	0.548	12/20/2017	1,833	0	12	12	0
	CMBX.NA.AAA.8 Index	0.500	10/17/2057	2,700	(208)	143	0	(65)
	CMBX.NA.AAA.9 Index	0.500	09/17/2058	15,000	(766)	216	0	(550)
	CMBX.NA.BBB-.7 Index	3.000	01/17/2047	4,300	(546)	190	0	(356)
JPM	CDX.IG-9 10-Year Index 30-100%	0.553	12/20/2017	3,954	0	26	26	0
JPS	CMBX.NA.AAA.8 Index	0.500	10/17/2057	8,000	(567)	373	0	(194)
	CMBX.NA.AAA.9 Index	0.500	09/17/2058	5,600	(228)	23	0	(205)
MEI	CMBX.NA.AAA.8 Index	0.500	10/17/2057	300	(21)	14	0	(7)
MYC	CMBX.NA.AAA.8 Index	0.500	10/17/2057	4,000	(297)	200	0	(97)
	CMBX.NA.BBB-.6 Index	3.000	05/11/2063	2,500	(217)	(6)	0	(223)
	CMBX.NA.BBB-.7 Index	3.000	01/17/2047	2,300	(270)	80	0	(190)

					$(3,762)	$1,678	$38	$(2,122)

Total Swap Agreements					$(3,874)	$1,740	$38	$(2,172)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged as of September 30, 2016:

(j)	Securities with an aggregate market value of $2,501 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged	Net Exposure (5)
CBK	$0	$6	$0	$6	$0	$(5)	$(50)	$(55)	$(49)	$112	$63
DUB	0	0	0	0	0	0	(179)	(179)	(179)	381	202
FBF	0	0	0	0	0	0	(56)	(56)	(56)	0	(56)
GLM	0	32	0	32	0	(18)	0	(18)	14	0	14
GST	0	0	12	12	0	0	(971)	(971)	(959)	1,040	81
JPM	0	244	26	270	0	(226)	0	(226)	44	0	44
JPS	0	0	0	0	0	0	(399)	(399)	(399)	402	3
MEI	0	0	0	0	0	0	(7)	(7)	(7)	0	(7)
MYC	0	92	0	92	0	(41)	(510)	(551)	(459)	565	106

Total Over the Counter	$0	$374	$38	$412	$0	$(290)	$(2,172)	$(2,462)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	113

Schedule of Investments PIMCO Total Return Fund II (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$3	$3
Futures	0	0	0	0	132	132
Swap Agreements	0	0	0	0	2,134	2,134

	$0	$0	$0	$0	$2,269	$2,269

Over the counter
Purchased Options	$0	$0	$0	$0	$374	$374
Swap Agreements	0	38	0	0	0	38

	$0	$38	$0	$0	$374	$412

	$0	$38	$0	$0	$2,643	$2,681

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$827	$827

Over the counter
Written Options	$0	$0	$0	$0	$290	$290
Swap Agreements	0	2,172	0	0	0	2,172

	$0	$2,172	$0	$0	$290	$2,462

	$0	$2,172	$0	$0	$1,117	$3,289

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(6)	$(6)
Written Options	0	0	0	0	304	304
Futures	0	0	0	0	2,000	2,000
Swap Agreements	0	(14)	0	0	(3,742)	(3,756)

	$0	$(14)	$0	$0	$(1,444)	$(1,458)

Over the counter
Purchased Options	$0	$0	$0	$0	$(650)	$(650)
Written Options	0	5	0	0	703	708
Swap Agreements	0	645	0	0	0	645

	$0	$650	$0	$0	$53	$703

	$0	$636	$0	$0	$(1,391)	$(755)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(8)	$(8)
Written Options	0	0	0	0	21	21
Futures	0	0	0	0	(993)	(993)
Swap Agreements	0	0	0	0	(6,011)	(6,011)

	$0	$0	$0	$0	$(6,991)	$(6,991)

Over the counter
Purchased Options	$0	$0	$0	$0	$289	$289
Written Options	0	(4)	0	0	(296)	(300)
Swap Agreements	0	703	0	0	0	703

	$0	$699	$0	$0	$(7)	$692

	$0	$699	$0	$0	$(6,998)	$(6,299)

114	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$119,004	$0	$119,004
Industrials	0	70,823	0	70,823
Utilities	0	15,277	0	15,277
Municipal Bonds & Notes
California	0	13,732	0	13,732
Florida	0	61	0	61
Illinois	0	7,967	0	7,967
Iowa	0	429	0	429
Massachusetts	0	111	0	111
Ohio	0	2,836	0	2,836
Pennsylvania	0	1,856	0	1,856
Tennessee	0	3,572	0	3,572
U.S. Government Agencies	0	453,306	0	453,306
U.S. Treasury Obligations	0	288,441	0	288,441
Non-Agency Mortgage-Backed Securities	0	118,603	2	118,605
Asset-Backed Securities	0	49,440	1,901	51,341
Preferred Securities
Banking & Finance	0	4,750	0	4,750
Short-Term Instruments
Commercial Paper	0	3,799	0	3,799
Repurchase Agreements	0	2,645	0	2,645

	$0	$1,156,652	$1,903	$1,158,555

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$60,205	$0	$0	$60,205

Total Investments	$60,205	$1,156,652	$1,903	$1,218,760

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(4,588)	$0	$(4,588)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	132	2,137	0	2,269
Over the counter	0	412	0	412

	$132	$2,549	$0	$2,681

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(827)	0	0	(827)
Over the counter	0	(2,462)	0	(2,462)

	$(827)	$(2,462)	$0	$(3,289)

Totals	$59,510	$1,152,151	$1,903	$1,213,564

There were no significant transfers between Levels 1, 2, or 3 during the period ended September 30, 2016.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	115

Schedule of Investments PIMCO Total Return Fund III

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 158.1%

BANK LOAN OBLIGATIONS 0.1%
FCA US LLC
3.500% due 05/24/2017		$1,472	$1,476

Total Bank Loan Obligations (Cost $1,473)			1,476

CORPORATE BONDS & NOTES 27.3%

BANKING & FINANCE 20.2%
Ally Financial, Inc.
2.750% due 01/30/2017		500	501
5.500% due 02/15/2017		2,000	2,027
6.250% due 12/01/2017		2,850	2,968
American Express Bank FSB
6.000% due 09/13/2017		3,700	3,860
American International Group, Inc.
4.125% due 02/15/2024		1,700	1,836
Banco de Credito e Inversiones
3.000% due 09/13/2017		2,000	2,031
Banco Espirito Santo S.A.
4.000% due 01/21/2019 ^	EUR	1,100	290
4.750% due 01/15/2018 ^		1,000	264
Banco Santander Brasil S.A.
4.625% due 02/13/2017		$100	101
Bank of America Corp.
0.399% due 05/23/2017	EUR	500	562
2.650% due 04/01/2019		$4,400	4,497
5.650% due 05/01/2018		3,000	3,183
6.400% due 08/28/2017		4,000	4,175
6.875% due 04/25/2018		3,800	4,099
Bank of America N.A.
6.000% due 10/15/2036		4,600	5,938
Barclays Bank PLC
14.000% due 06/15/2019 (e)	GBP	3,500	5,685
Barclays PLC
2.917% due 08/10/2021		$5,200	5,313
BBVA Bancomer S.A.
6.500% due 03/10/2021		2,100	2,302
7.250% due 04/22/2020		3,300	3,645
Bear Stearns Cos. LLC
6.400% due 10/02/2017		8,000	8,380
Blackstone CQP Holdco LP
9.296% due 03/19/2019		1,599	1,619
Cantor Fitzgerald LP
6.500% due 06/17/2022		2,800	2,960
CIT Group, Inc.
4.250% due 08/15/2017		300	306
5.250% due 03/15/2018		6,900	7,193
5.500% due 02/15/2019		4,600	4,876
Citigroup, Inc.
1.763% due 06/07/2019		1,900	1,911
2.050% due 06/07/2019		700	706
2.218% due 03/30/2021		700	712
2.255% due 09/01/2023		1,800	1,810
2.350% due 08/02/2021		3,000	3,009
Cooperatieve Rabobank UA
6.875% due 03/19/2020	EUR	1,450	1,928
Credit Agricole S.A.
7.500% due 06/23/2026 (e)	GBP	2,500	3,216
Credit Suisse Group Funding Guernsey Ltd.
2.969% due 04/16/2021		$3,200	3,314
3.750% due 03/26/2025		1,900	1,892
3.800% due 09/15/2022		2,700	2,762
Crown Castle International Corp.
5.250% due 01/15/2023		2,600	2,954
Deutsche Bank AG
3.375% due 05/12/2021		2,700	2,644
Ford Motor Credit Co. LLC
1.459% due 01/17/2017		11,400	11,410
8.000% due 12/15/2016		3,500	3,550
General Motors Financial Co., Inc.
3.150% due 01/15/2020		2,300	2,345
4.375% due 09/25/2021		1,400	1,497

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Goldman Sachs Group, Inc.
3.750% due 05/22/2025		$4,200	$4,421
HCP, Inc.
4.000% due 12/01/2022		1,700	1,799
Hospitality Properties Trust
4.250% due 02/15/2021		800	854
HSBC Holdings PLC
6.000% due 09/29/2023 (e)	EUR	200	236
ING Bank NV
2.625% due 12/05/2022		$2,200	2,283
iStar, Inc.
4.000% due 11/01/2017		1,400	1,409
JPMorgan Chase & Co.
2.400% due 06/07/2021		200	202
3.625% due 05/13/2024		2,700	2,876
JPMorgan Chase Bank N.A.
6.000% due 10/01/2017		6,500	6,780
KEB Hana Bank
3.125% due 06/26/2017		1,900	1,923
Lloyds Bank PLC
1.584% due 08/17/2018		4,000	3,986
11.875% due 12/16/2021	EUR	2,500	2,874
12.000% due 12/16/2024 (e)		$7,800	10,735
Macquarie Bank Ltd.
6.625% due 04/07/2021		1,825	2,104
Mizuho Bank Ltd.
1.307% due 09/25/2017		4,500	4,505
MMcapS Funding Ltd.
1.147% due 12/26/2039		350	255
Morgan Stanley
2.450% due 02/01/2019		2,100	2,139
Nordea Kredit Realkreditaktieselskab
2.000% due 10/01/2017	DKK	17,800	2,745
Nykredit Realkredit A/S
1.000% due 04/01/2017		14,200	2,160
1.000% due 10/01/2017		10,700	1,637
OneMain Financial Holdings LLC
6.750% due 12/15/2019		$700	740
7.250% due 12/15/2021		600	634
Piper Jaffray Cos.
5.060% due 10/09/2018		1,000	1,015
Realkredit Danmark A/S
1.000% due 01/01/2017	DKK	45,700	6,923
2.000% due 01/01/2017		8,900	1,350
2.000% due 04/01/2017		34,000	5,191
Rio Oil Finance Trust
9.250% due 07/06/2024		$1,021	942
Royal Bank of Scotland Group PLC
6.990% due 10/05/2017 (e)		4,400	4,928
Springleaf Finance Corp.
6.900% due 12/15/2017		2,500	2,634
Sumitomo Mitsui Financial Group, Inc.
2.514% due 03/09/2021		2,600	2,680
Synchrony Financial
2.192% due 11/09/2017		2,300	2,316
UBS AG
1.402% due 06/01/2017		1,700	1,702
1.692% due 06/01/2020		600	600
UBS Group Funding Jersey Ltd.
3.000% due 04/15/2021		5,000	5,141
Unibail-Rodamco SE
1.449% due 04/16/2019		5,500	5,476
Wells Fargo & Co.
2.550% due 12/07/2020		1,000	1,020

			223,486

INDUSTRIALS 4.3%
Apple, Inc.
2.850% due 05/06/2021		1,100	1,160
Charter Communications Operating LLC
3.579% due 07/23/2020		5,000	5,231

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Continental Airlines Pass-Through Trust
6.900% due 07/02/2018		$110	$111
Devon Energy Corp.
3.250% due 05/15/2022		1,500	1,491
Diamond Finance Corp.
4.420% due 06/15/2021		600	628
5.450% due 06/15/2023		1,000	1,072
Dynegy, Inc.
6.750% due 11/01/2019		1,900	1,957
General Motors Co.
4.875% due 10/02/2023		2,000	2,171
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	1,500	1,660
4.500% due 12/06/2016	JPY	1,200	12
Kinder Morgan Energy Partners LP
6.950% due 01/15/2038		$1,100	1,255
Kinder Morgan, Inc.
5.000% due 02/15/2021		2,000	2,164
5.300% due 12/01/2034		2,300	2,304
Latam Airlines Pass-Through Trust
4.200% due 08/15/2029		1,838	1,796
MPLX LP
4.875% due 06/01/2025		600	621
President and Fellows of Harvard College
6.500% due 01/15/2039		2,600	4,071
Regency Energy Partners LP
4.500% due 11/01/2023		2,900	2,925
Rohm & Haas Co.
6.000% due 09/15/2017		574	598
Sabine Pass Liquefaction LLC
5.875% due 06/30/2026		3,000	3,272
Statoil ASA
1.248% due 11/08/2018		7,400	7,415
Time Warner Cable LLC
8.750% due 02/14/2019		2,069	2,387
Western Gas Partners LP
4.000% due 07/01/2022		1,000	1,024
Williams Partners LP
3.900% due 01/15/2025		2,853	2,854

			48,179

UTILITIES 2.8%
AT&T, Inc.
2.800% due 02/17/2021		2,000	2,060
Dominion Resources, Inc.
4.450% due 03/15/2021		2,400	2,641
Duke Energy Corp.
3.750% due 04/15/2024		3,000	3,246
Genesis Energy LP
5.625% due 06/15/2024		2,000	1,970
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022		750	236
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023 (f)		523	102
Pacific Gas & Electric Co.
2.450% due 08/15/2022		2,660	2,735
Petrobras Global Finance BV
6.250% due 03/17/2024		300	294
7.875% due 03/15/2019		292	317
8.375% due 05/23/2021		1,400	1,538
Verizon Communications, Inc.
2.606% due 09/14/2018		14,500	14,885
3.000% due 11/01/2021		700	733

			30,757

Total Corporate Bonds & Notes (Cost $297,689)			302,422

116	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 3.2%

CALIFORNIA 1.8%
Alameda County, California Joint Powers Authority Revenue Bonds, (BABs), Series 2010
7.046% due 12/01/2044	$1,000	$1,467
California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049	1,000	1,403
California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034	800	1,213
California State General Obligation Bonds, (BABs), Series 2010
7.625% due 03/01/2040	4,100	6,493
California State University Revenue Bonds, (BABs), Series 2010
6.434% due 11/01/2030	1,700	2,269
Irvine Ranch Water District, California Special Assessment Bonds, (BABs), Series 2010
6.622% due 05/01/2040	100	143
Long Beach Unified School District, California General Obligation Bonds, Series 2011
5.914% due 08/01/2025	2,500	3,092
Los Angeles Community College District, California General Obligation Bonds, Series 2010
6.680% due 08/01/2036	1,000	1,406
Los Angeles Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034	800	1,161
Los Angeles, California Wastewater System Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	600	790
Riverside Community College District Foundation, California General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035	200	230

		19,667

ILLINOIS 0.3%
Chicago Transit Authority, Illinois Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	1,100	1,356
Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040	200	267
Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	1,900	2,045

		3,668

MASSACHUSETTS 0.2%
Massachusetts Port Authority Revenue Bonds, Series 2011
6.202% due 07/01/2031	1,600	1,955

NEBRASKA 0.3%
Public Power Generation Agency, Nebraska Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041	2,400	3,083

NEVADA 0.1%
Clark County, Nevada Department of Aviation Revenue Bonds, (BABs), Series 2010
6.820% due 07/01/2045	800	1,245

NEW YORK 0.5%
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
6.089% due 11/15/2040	4,000	5,491

Total Municipal Bonds & Notes (Cost $28,827)		35,109

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 46.2%
Fannie Mae
0.585% due 07/25/2037	$691	$677
0.775% due 05/25/2037	36	36
0.804% due 06/25/2055	4,426	4,407
0.885% due 03/25/2037	69	69
0.957% due 09/25/2046	3,306	3,307
1.125% due 05/25/2040	1,643	1,646
1.689% due 07/01/2044	120	123
2.206% due 01/01/2035	166	174
2.287% due 08/01/2035	1,170	1,212
2.310% due 08/01/2022	200	207
2.701% due 08/01/2035	230	244
2.742% due 05/25/2035	126	133
2.743% due 03/01/2033 - 09/01/2035	61	63
2.754% due 09/01/2034	131	137
2.756% due 04/01/2038	204	216
2.775% due 07/01/2035	1,038	1,091
2.870% due 09/01/2027	3,400	3,549
2.902% due 04/01/2038	62	65
2.915% due 09/01/2037	38	40
2.982% due 04/01/2038	51	54
3.004% due 07/01/2034	8	9
3.500% due 10/01/2025 - 11/01/2025	540	574
4.000% due 12/01/2018 - 11/01/2030	995	1,058
4.500% due 08/01/2018 - 10/01/2042	2,932	3,207
5.000% due 03/01/2034 - 02/01/2041	400	453
5.500% due 12/01/2018 - 07/01/2041	23,983	27,135
5.500% due 04/01/2034 (h)	8,507	9,666
5.870% due 02/01/2031	1	1
6.000% due 11/01/2016 - 09/01/2039	5,053	5,813
6.500% due 01/01/2026 - 06/25/2044	90	105
7.500% due 02/01/2027	86	95
Fannie Mae, TBA
3.000% due 11/01/2031 - 12/01/2046	106,000	110,143
3.500% due 10/01/2031 - 11/01/2046	114,000	120,190
4.000% due 10/01/2046 - 11/01/2046	69,000	74,066
4.500% due 11/01/2046	29,000	31,730
6.000% due 10/01/2046	3,000	3,441
Freddie Mac
1.234% due 10/15/2037	22	22
2.721% due 12/01/2022	14	14
2.908% due 04/01/2033	2	2
2.932% due 04/01/2038	263	279
2.945% due 07/01/2030	9	10
3.039% due 08/15/2032	95	99
3.500% due 10/01/2025 - 11/01/2025	118	125
4.000% due 08/01/2030 - 02/01/2041	571	619
4.500% due 02/01/2029 - 01/01/2036	1,353	1,482
5.000% due 10/01/2039	40	45
5.500% due 06/01/2019 - 01/01/2039	1,033	1,169
6.000% due 08/01/2026 - 05/01/2040	4,668	5,352
6.500% due 12/01/2016 - 05/15/2032	4,028	4,618
7.000% due 02/15/2027 - 07/01/2029	431	487
7.500% due 09/01/2025	5	5
Freddie Mac, TBA
3.500% due 11/01/2046	13,000	13,700
4.000% due 10/01/2046 - 11/01/2046	40,000	42,904
4.500% due 11/01/2046	6,000	6,564

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ginnie Mae
0.894% due 06/20/2061	$2,600	$2,599
1.094% due 05/20/2065	1,454	1,441
1.130% due 02/16/2030	33	33
1.327% due 09/20/2066	6,000	5,986
1.875% due 09/20/2023 - 08/20/2027	98	102
2.000% due 01/20/2024 - 02/20/2032	565	585
2.125% due 06/20/2022	52	53
4.000% due 09/20/2040	59	64
5.000% due 03/15/2033 - 05/15/2042	3,345	3,755
6.000% due 04/15/2037	38	44
7.000% due 08/15/2031 - 02/20/2032	11	13
Ginnie Mae, TBA
3.500% due 11/01/2046	3,000	3,183
4.000% due 10/01/2046 - 11/01/2046	9,000	9,649
5.000% due 10/01/2046	1,000	1,113
Small Business Administration
5.130% due 09/01/2023	100	108
5.520% due 06/01/2024	628	682

Total U.S. Government Agencies (Cost $507,024)		512,042

U.S. TREASURY OBLIGATIONS 45.2%
U.S. Treasury Bonds
2.250% due 08/15/2046 (h)	5,000	4,925
2.500% due 02/15/2045	7,100	7,362
2.500% due 02/15/2046	2,900	3,008
2.750% due 08/15/2042	5,000	5,466
2.750% due 11/15/2042 (h)	14,600	15,945
2.875% due 05/15/2043	2,600	2,904
2.875% due 08/15/2045 (h)	28,200	31,515
3.000% due 05/15/2042	3,000	3,430
3.000% due 11/15/2044 (h)	18,100	20,708
3.000% due 05/15/2045	3,100	3,546
3.125% due 08/15/2044 (h)	28,400	33,257
3.375% due 05/15/2044 (h)	58,600	71,718
3.625% due 08/15/2043	1,200	1,532
3.750% due 11/15/2043	1,700	2,219
4.250% due 05/15/2039	1,700	2,337
4.375% due 11/15/2039 (h)	13,100	18,314
4.375% due 05/15/2040 (h)	700	981
4.500% due 08/15/2039	2,700	3,836
4.625% due 02/15/2040	1,100	1,591
U.S. Treasury Inflation Protected Securities (d)
0.125% due 04/15/2018 (j)	1,353	1,369
0.125% due 04/15/2019 (j)	1,335	1,358
0.125% due 07/15/2022 (j)	12,767	13,090
0.125% due 01/15/2023	1,043	1,061
0.375% due 07/15/2023 (j)	6,618	6,870
0.625% due 07/15/2021 (j)	5,873	6,173
0.625% due 01/15/2026	2,735	2,881
0.750% due 02/15/2045	10,935	11,349
1.375% due 02/15/2044	2,168	2,589
1.750% due 01/15/2028	33,772	39,635
2.000% due 01/15/2026	24,008	28,258
2.375% due 01/15/2025	25,917	30,942
2.375% due 01/15/2027	13,962	17,161
2.500% due 01/15/2029	6,613	8,420
3.625% due 04/15/2028	1,190	1,648
3.875% due 04/15/2029	6,734	9,731
U.S. Treasury Notes
1.375% due 03/31/2020 (j)(l)	1,300	1,317
1.750% due 09/30/2022 (j)(l)	6,400	6,560
2.000% due 10/31/2021 (j)(l)	3,800	3,949
2.250% due 11/15/2024 (h)(j)	49,800	52,609
2.375% due 08/15/2024 (j)(l)	1,300	1,386
2.500% due 05/15/2024 (h)(j)	9,500	10,214
2.750% due 02/15/2024 (j)(l)	7,000	7,642

Total U.S. Treasury Obligations (Cost $462,197)		500,806

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	117

Schedule of Investments PIMCO Total Return Fund III (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 6.2%
Banc of America Commercial Mortgage Trust
5.791% due 04/10/2049	$133	$134
Banc of America Mortgage Trust
3.193% due 09/25/2034	2,284	2,235
BCAP LLC Trust
5.136% due 03/26/2037	391	375
BCRR Trust
5.858% due 07/17/2040	1,450	1,462
Bear Stearns Commercial Mortgage Securities Trust
5.331% due 02/11/2044	606	611
Bear Stearns Structured Products, Inc. Trust
3.279% due 12/26/2046	962	729
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.617% due 10/15/2048	8	8
Countrywide Alternative Loan Trust
0.695% due 05/25/2047	1,007	853
0.712% due 02/20/2047 ^	2,576	1,744
Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039	356	357
GMAC Mortgage Corp. Loan Trust
4.750% due 01/25/2019	298	298
Greenwich Capital Commercial Funding Corp. Trust
5.444% due 03/10/2039	1,825	1,828
GSMPS Mortgage Loan Trust
0.925% due 04/25/2036	2,634	2,196
HarborView Mortgage Loan Trust
3.227% due 07/19/2035	452	443
HSI Asset Loan Obligation Trust
3.125% due 09/25/2037 ^	4,180	3,375
IndyMac Adjustable Rate Mortgage Trust
2.130% due 01/25/2032	8	8
IndyMac Mortgage Loan Trust
2.811% due 01/25/2036 ^	1,606	1,341
3.243% due 01/25/2037 ^	4,028	3,942
JPMorgan Chase Commercial Mortgage Securities Trust
5.336% due 05/15/2047	1,011	1,011
5.420% due 01/15/2049	56	57
5.440% due 06/12/2047	1,338	1,345
JPMorgan Commercial Mortgage-Backed Securities Trust
5.720% due 03/18/2051	1,800	1,818
JPMorgan Mortgage Trust
6.500% due 07/25/2036 ^	3,569	2,932
LB-UBS Commercial Mortgage Trust
5.430% due 02/15/2040	1,035	1,044
5.858% due 07/15/2040	68	68
Lehman Mortgage Trust
6.000% due 09/25/2037 ^	3,123	3,117
MASTR Alternative Loan Trust
5.000% due 11/25/2018	729	730
MASTR Asset Securitization Trust
4.500% due 11/25/2018	201	203
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.378% due 08/12/2048	361	363
5.485% due 03/12/2051	3,000	3,030
Morgan Stanley Bank of America Merrill Lynch Trust
3.150% due 03/15/2048	5,000	5,285
Morgan Stanley Re-REMIC Trust
5.988% due 08/12/2045	1,063	1,075
Residential Accredit Loans, Inc. Trust
0.710% due 08/25/2036	3,314	2,659
0.715% due 07/25/2036	2,928	2,433
Structured Asset Mortgage Investments Trust
0.655% due 03/25/2037	2,144	1,622
Thornburg Mortgage Securities Trust
2.894% due 10/25/2046	2,420	2,305
Wachovia Bank Commercial Mortgage Trust
5.308% due 11/15/2048	10	10
5.342% due 12/15/2043	4,000	4,026
5.509% due 04/15/2047	7,026	7,091
6.158% due 02/15/2051	98	99

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WaMu Mortgage Pass-Through Certificates Trust
1.707% due 11/25/2042		$122	$113
2.766% due 03/25/2037		2,561	2,431
3.696% due 12/25/2036 ^		1,542	1,419
Wells Fargo Mortgage-Backed Securities Trust
6.000% due 08/25/2037 ^		349	348

Total Non-Agency Mortgage-Backed Securities (Cost $68,408)			68,573

ASSET-BACKED SECURITIES 6.3%
ALESCO Preferred Funding Ltd.
1.193% due 12/23/2036		1,253	877
1.203% due 09/23/2036		1,386	984
1.613% due 09/23/2038		605	472
ARES CLO Ltd.
1.957% due 10/12/2023		2,500	2,503
Bear Stearns Asset-Backed Securities Trust
0.685% due 08/25/2036		733	668
Bosphorus CLO
1.430% due 10/15/2025	EUR	6,100	6,874
CELF Loan Partners PLC
0.119% due 05/03/2023	GBP	1,569	2,036
0.119% due 05/03/2023	EUR	1,392	1,565
Countrywide Asset-Backed Certificates
0.755% due 05/25/2037		$2,300	1,535
0.765% due 12/25/2031 ^		171	132
Countrywide Asset-Backed Certificates Trust
1.254% due 07/25/2035		7,100	6,290
GSAMP Trust
0.595% due 12/25/2036		378	212
HSI Asset Loan Obligation Trust
0.584% due 12/25/2036		297	118
JPMorgan Mortgage Acquisition Corp.
0.935% due 10/25/2035 ^		3,300	2,812
Lehman XS Trust
6.160% due 01/25/2036		4,825	3,637
Morgan Stanley ABS Capital, Inc. Trust
0.675% due 06/25/2036		4,586	4,067
1.775% due 07/25/2037		400	282
Morgan Stanley IXIS Real Estate Capital Trust
0.675% due 11/25/2036		11,397	5,447
Morgan Stanley Mortgage Loan Trust
0.885% due 04/25/2037		442	224
New Century Home Equity Loan Trust
3.525% due 01/25/2033 ^		1,956	1,760
Option One Mortgage Loan Trust
0.745% due 02/25/2037		5,633	3,439
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
2.325% due 12/25/2034		6,490	5,630
2.400% due 12/25/2034		6,460	5,240
Penta CLO S.A.
0.067% due 06/04/2024	EUR	196	220
Renaissance Home Equity Loan Trust
5.586% due 11/25/2036		$6,591	3,795
Residential Asset Securities Corp. Trust
0.675% due 08/25/2036		1,336	1,316
Tropic CDO Ltd.
1.000% due 07/15/2036		2,941	2,029
Wells Fargo Home Equity Asset-Backed Securities Trust
0.855% due 05/25/2036		5,300	4,442
1.115% due 11/25/2035		1,000	942
Wood Street CLO BV
0.107% due 11/22/2021	EUR	180	202

Total Asset-Backed Securities (Cost $68,146)			69,750

SOVEREIGN ISSUES 10.5%
Autonomous Community of Catalonia
4.300% due 11/15/2016		3,000	3,384
Banco Nacional de Desenvolvimento Economico e Social
4.125% due 09/15/2017		1,000	1,153

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2017 (c)	BRL	300	$89
0.000% due 04/01/2017 (c)		143,500	41,463
0.000% due 10/01/2017 (c)		28,800	7,876
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2017		49,600	15,154
Export-Import Bank of Korea
4.000% due 01/29/2021		$9,500	10,377
Province of Ontario
1.650% due 09/27/2019		7,800	7,872
3.150% due 06/02/2022	CAD	8,400	7,035
4.000% due 10/07/2019		$4,400	4,742
4.000% due 06/02/2021	CAD	8,900	7,645
Province of Quebec
3.500% due 07/29/2020		$1,000	1,077
3.500% due 12/01/2022	CAD	3,000	2,564
4.250% due 12/01/2021		6,000	5,248

Total Sovereign Issues (Cost $118,826)			115,679

		SHARES
COMMON STOCKS 0.0%

FINANCIALS 0.0%
Motors Liquidation Co. (a)		260,000	0

Total Common Stocks (Cost $0)			0

PREFERRED SECURITIES 1.1%

BANKING & FINANCE 1.1%
Farm Credit Bank of Texas
10.000% due 12/15/2020 (e)		2,000	2,375
GMAC Capital Trust
6.602% due 02/15/2040		58,400	1,484
Sovereign Real Estate Investment Trust
12.000% due 05/16/2020 (e)		6,000	7,672

			11,531

INDUSTRIALS 0.0%
Centaur Funding Corp.
9.080% due 04/21/2020		125	148

Total Preferred Securities (Cost $11,691)			11,679

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 12.0%

CERTIFICATES OF DEPOSIT 1.9%
Credit Suisse AG
1.645% due 09/12/2017		$6,300	6,308
Natixis S.A.
1.553% due 09/25/2017		1,900	1,905
1.553% due 10/02/2017		4,800	4,802
Sumitomo Mitsui Banking Corp.
1.550% due 09/15/2017		2,600	2,601
Sumitomo Mitsui Trust Bank Limited
1.584% due 09/18/2017		5,000	5,003

			20,619

COMMERCIAL PAPER 0.6%
AutoNation, Inc.
1.050% due 10/03/2016		2,300	2,300
NiSource Finance Corp.
1.100% due 10/12/2016		2,200	2,199
Schlumberger Holdings
1.050% due 12/06/2016		2,300	2,297

			6,796

REPURCHASE AGREEMENTS (g) 0.0%
			239

118	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JAPAN TREASURY BILLS 9.5%
(0.275)% due 10/31/2016 - 01/10/2017 (b)(c)	JPY	10,690,000	$105,470

U.S. TREASURY BILLS 0.0%
0.476% due 03/02/2017 - 03/09/2017 (b)(c)(l)		$407	406

Total Short-Term Instruments (Cost $133,223)			133,530

Total Investments in Securities (Cost $1,697,504)			1,751,066

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%
PIMCO Short-Term Floating NAV Portfolio III	19,208	$190

Total Short-Term Instruments (Cost $190)		190

Total Investments in Affiliates (Cost $190)		190

Total Investments 158.1% (Cost $1,697,694)		$1,751,256

Financial Derivative Instruments (i)(k) 0.1% (Cost or Premiums, net $(3,822))		1,016

Other Assets and Liabilities, net (58.2)%		(644,793)

Net Assets 100.0%		$1,107,479

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(f)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Odebrecht Offshore Drilling Finance Ltd.	6.625%	10/01/2023	01/26/2015	$388	$102	0.01%

				$388	$102	0.01%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	09/30/2016	10/03/2016	$239	U.S. Treasury Bonds 8.000% due 11/15/2021 (2)	$(247)	$239	$239

Total Repurchase Agreements						$(247)	$239	$239

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (3)	Borrowing Date	Maturity Date	Amount Borrowed (3)	Payable for Reverse Repurchase Agreements
BOS	0.650%	08/18/2016	10/18/2016	$(3,510)	$(3,513)
	0.650	09/29/2016	10/18/2016	(10,791)	(10,792)
	0.780	09/14/2016	10/14/2016	(1,515)	(1,516)
	0.900	09/16/2016	10/07/2016	(8,149)	(8,152)
	1.400	09/26/2016	10/03/2016	(6,774)	(6,776)
	1.800	09/30/2016	10/04/2016	(4,340)	(4,341)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	119

Schedule of Investments PIMCO Total Return Fund III (Cont.)

Counterparty	Borrowing Rate (3)	Borrowing Date	Maturity Date	Amount Borrowed (3)	Payable for Reverse Repurchase Agreements
BSN	0.600	08/03/2016	10/05/2016	$(13,516)	$(13,530)
	0.600	09/29/2016	10/05/2016	(7,551)	(7,551)
	0.610	08/08/2016	10/28/2016	(11,375)	(11,386)
GRE	0.640	08/15/2016	10/17/2016	(12,398)	(12,408)
	0.640	08/22/2016	10/24/2016	(2,000)	(2,001)
	0.650	08/12/2016	10/12/2016	(9,500)	(9,509)
	0.650	08/23/2016	10/21/2016	(3,625)	(3,628)
	0.650	08/25/2016	10/25/2016	(2,164)	(2,165)
	0.660	09/07/2016	10/07/2016	(5,133)	(5,136)
	0.710	09/12/2016	10/12/2016	(17,826)	(17,833)
	0.850	09/29/2016	10/28/2016	(2,799)	(2,799)
	0.850	09/30/2016	10/28/2016	(2,280)	(2,280)
	0.950	09/27/2016	10/04/2016	(9,798)	(9,799)
JPS	0.790	09/15/2016	03/15/2017	(21,875)	(21,884)
NOM	0.850	09/19/2016	10/13/2016	(9,333)	(9,336)
RDR	0.610	07/11/2016	10/11/2016	(6,662)	(6,672)
SGY	0.600	09/19/2016	10/17/2016	(5,062)	(5,064)

Total Reverse Repurchase Agreements					$(178,071)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate (3)	Borrowing Date	Maturity Date	Amount Borrowed (3)		Payable for Sale-Buyback Transactions (4)
GSC	0.800%	09/13/2016	10/13/2016		$(5,082)	$(5,084)
	0.950	09/19/2016	10/19/2016		(2,325)	(2,326)
	0.950	09/20/2016	10/20/2016		(30,977)	(30,988)
TDM	0.850	09/19/2016	10/07/2016		(13,683)	(13,687)
	0.890	09/21/2016	10/13/2016	CAD	(3,382)	(2,559)

Total Sale-Buyback Transactions						$(54,644)

(3)	The average amount of borrowings outstanding during the period ended September 30, 2016 was $(96,371) at a weighted average interest rate of 0.599%.
(4)	Payable for sale-buyback transactions includes $(18) of deferred price drop.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2016:

(h)	Securities with an aggregate market value of $232,750 have been pledged as collateral under the terms of the following master agreements as of September 30, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure (5)
Global/Master Repurchase Agreement
BOS	$0	$(35,090)	$0	$(35,090)	$34,745	$(345)
BSN	0	(32,467)	0	(32,467)	31,888	(579)
GRE	0	(67,558)	0	(67,558)	66,708	(850)
JPS	0	(21,884)	0	(21,884)	21,635	(249)
NOM	0	(9,336)	0	(9,336)	9,666	330
RDR	0	(6,672)	0	(6,672)	6,695	23
SGY	0	(5,064)	0	(5,064)	4,925	(139)
SSB	239	0	0	239	(247)	(8)

Master Securities Forward Transaction Agreement
GSC	0	0	(38,398)	(38,398)	37,769	(629)
TDM	0	0	(16,246)	(16,246)	16,087	(159)

Total Borrowings and Other Financing Transactions	$239	$(178,071)	$(54,644)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

120	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Government Agencies	$0	$(9,336)	$0	$0	$(9,336)
U.S. Treasury Obligations	0	(146,851)	0	(21,884)	(168,735)

Total	$0	$(156,187)	$0	$(21,884)	$(178,071)

Sale-Buyback Transactions
Sovereign Issues	0	(2,559)	0	0	(2,559)
U.S. Treasury Obligations	0	(52,085)	0	0	(52,085)

Total	$0	$(54,644)	$0	$0	$(54,644)

Total Borrowings	$0	$(210,831)	$0	$(21,884)	$(232,715)

Gross amount of recognized liabilities for reverse repurchase agreements and sale-buyback financing transactions					$(232,715)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 5-Year Note December Futures	$113.000	11/25/2016	91	$1	$0
Put - CBOT U.S. Treasury 5-Year Note January Futures	108.000	12/23/2016	1,126	10	9
Put - CBOT U.S. Treasury 5-Year Note January Futures	111.500	12/23/2016	639	5	5

				$16	$14

Total Purchased Options				$16	$14

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2017	769	$(506)	$38	$0
90-Day Eurodollar June Futures	Short	06/2018	237	(121)	15	0
90-Day Eurodollar March Futures	Short	03/2017	649	(1,215)	8	0
90-Day Eurodollar March Futures	Short	03/2018	1,110	(1,662)	69	0
90-Day Eurodollar September Futures	Short	09/2018	833	(586)	63	0
Canada Government 10-Year Bond December Futures	Short	12/2016	153	(36)	93	(40)
U.S. Treasury 5-Year Note December Futures	Long	12/2016	2,409	67	0	(508)
U.S. Treasury 10-Year Note December Futures	Long	12/2016	786	83	1	(321)
U.S. Treasury 30-Year Bond December Futures	Long	12/2016	41	(7)	0	(60)
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Short	06/2018	210	(188)	10	0
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Short	09/2017	52	(77)	3	0
United Kingdom Long Gilt December Futures	Short	12/2016	2	3	2	0

Total Futures Contracts				$(4,245)	$302	$(929)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month CAD-Bank Bill	2.700%	12/19/2024	CAD	10,500	$(1,040)	$(418)	$39	$0
Receive	3-Month CAD-Bank Bill *	1.750	12/16/2046		800	(23)	(12)	5	0
Receive	3-Month USD-LIBOR	2.000	12/16/2019	$	1,100	(38)	(33)	1	0
Receive	3-Month USD-LIBOR	2.000	12/16/2020		51,200	(2,129)	(2,317)	64	0
Receive	3-Month USD-LIBOR	2.000	06/15/2021		57,300	(2,523)	(666)	90	0
Receive	3-Month USD-LIBOR *	1.450	06/28/2021		34,800	(66)	(3)	35	0
Receive	3-Month USD-LIBOR *	1.500	12/21/2021		12,900	(173)	9	24	0
Receive	3-Month USD-LIBOR	2.250	12/16/2022		45,900	(3,048)	(3,251)	116	0
Receive	3-Month USD-LIBOR	2.350	08/05/2025		1,300	(104)	(98)	6	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	121

Schedule of Investments PIMCO Total Return Fund III (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	2.500%	12/16/2025	$	11,900	$(1,211)	$(1,153)	$58	$0
Receive	3-Month USD-LIBOR	2.250	06/15/2026		18,300	(1,473)	(1,416)	94	0
Receive	3-Month USD-LIBOR *	1.750	12/21/2026		11,700	(292)	(3)	63	0
Receive	3-Month USD-LIBOR	2.750	12/16/2045		109,600	(25,240)	(31,951)	2,001	0
Receive	3-Month USD-LIBOR	2.500	06/15/2046		7,800	(1,370)	(1,246)	144	0
Receive	6-Month GBP-LIBOR	1.500	12/16/2017	GBP	9,800	(185)	(171)	2	0
Receive	6-Month GBP-LIBOR *	0.500	03/15/2019		25,000	(62)	(9)	12	0

						$(38,977)	$(42,738)	$2,754	$0

Total Swap Agreements						$(38,977)	$(42,738)	$2,754	$0

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2016:

(j)	Securities with an aggregate market value of $15,931 and cash of $3,032 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability			Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures		Swap Agreements
Total Exchange-Traded or Centrally Cleared	$14	$302	$2,754	$3,070	$0		$(929)	$0		$(929)

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2016	CAD	45,773		$35,454	$564	$0
	10/2016	DKK	28,790		4,303	0	(41)
	10/2016	GBP	9,718		12,857	261	0
	10/2016	JPY	590,000		5,759	0	(66)
	10/2016		$7,380	DKK	49,022	17	0
	11/2016	KRW	851,880		$775	2	0
	12/2016	JPY	160,000		1,576	0	(7)
	01/2017	DKK	55,235		8,468	97	0
	01/2017	JPY	150,000		1,487	1	0
	04/2017	DKK	49,022		7,441	0	(21)
BPS	10/2016	BRL	35,925		11,105	59	0
	10/2016	CNH	5,009		737	0	(14)
	10/2016	MXN	54,434		2,764	0	(38)
	10/2016		$11,067	BRL	35,925	0	(20)
	10/2016		11,587	GBP	8,906	0	(43)
	10/2016		795	MXN	15,193	0	(13)
	11/2016	GBP	8,906		$11,593	42	0
	11/2016		$5,140	JPY	516,600	0	(37)
	01/2018	BRL	121		$35	2	0
BRC	11/2016	TWD	94,626		2,956	0	(76)
	11/2016		$1,647	SGD	2,247	1	0
CBK	10/2016	MXN	57,948		$3,192	209	0
	10/2016		$1,066	AUD	1,421	22	0
	10/2016		1,031	CAD	1,330	0	(17)
	11/2016	CHF	262		$270	0	0
	11/2016	JPY	1,790,000		17,688	58	(62)
	12/2016		1,720,000		16,867	0	(143)
	01/2017	BRL	14,155		4,260	24	0
	01/2017	JPY	110,000		1,090	0	0
DUB	10/2016	MXN	140,357		7,143	0	(83)
	10/2016		$2,073	CNH	13,804	0	(6)
	11/2016	MYR	6,795		$1,679	34	0
	11/2016	SGD	1,109		810	0	(3)
	11/2016		$754	SGD	1,028	0	0

122	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	12/2016		$130	CNH	888	$2	$0
	04/2017	BRL	32,300		$9,510	84	0
FBF	10/2016		$595	RUB	38,088	10	0
	11/2016	KRW	1,018,579		$925	1	0
	11/2016	SGD	4,239		3,135	26	0
	11/2016	TWD	66,759		2,100	0	(39)
	12/2016	RUB	38,088		586	0	(10)
GLM	10/2016	CNH	9,155		1,348	0	(24)
	10/2016	DKK	20,355		3,049	0	(22)
	10/2016	MXN	48,870		2,664	148	0
	10/2016		$12,364	CAD	16,157	21	(70)
	10/2016		4,306	CNH	29,443	107	0
	10/2016		22,407	EUR	19,988	47	0
	10/2016		464	MXN	8,882	0	(7)
	11/2016	EUR	19,988		$22,434	0	(50)
	11/2016	KRW	1,490,114		1,328	0	(24)
	12/2016		$2,772	CNH	18,837	40	0
	04/2017	BRL	17,900		$5,231	7	0
HUS	10/2016	CNH	22,690		3,439	48	(9)
	10/2016		$4,360	DKK	28,963	10	0
	11/2016	KRW	456,901		$416	1	0
	12/2016	CNH	18,837		2,835	23	0
	10/2017	DKK	28,963		4,435	0	(14)
JPM	10/2016	AUD	5,399		4,104	0	(28)
	10/2016	CAD	4,307		3,352	70	0
	10/2016	CNH	2,821		415	0	(8)
	10/2016	DKK	29,535		4,458	2	0
	10/2016	MXN	51,872		2,628	0	(42)
	10/2016		$27,233	CAD	35,893	194	(68)
	10/2016		1,085	GBP	812	0	(33)
	10/2016		4,290	MXN	78,946	0	(226)
	11/2016	CAD	30,399		$22,981	0	(195)
	11/2016	JPY	1,412,100		13,996	82	(37)
	11/2016	KRW	7,822,621		7,043	6	(61)
	11/2016	TWD	42,991		1,359	0	(18)
	11/2016		$7,091	JPY	722,027	41	0
	12/2016	JPY	1,140,000		$11,258	0	(17)
	12/2016		$2,970	CNH	20,414	78	0
	01/2017	JPY	130,000		$1,288	0	0
	04/2017	BRL	54,900		16,119	98	0
	10/2017		10,500		2,970	37	0
	01/2018		$35	BRL	121	0	(2)
MSB	10/2016	BRL	36,354		$10,878	0	(301)
	10/2016	EUR	19,988		22,608	154	0
	10/2016		$11,199	BRL	36,354	0	(20)
	11/2016	TWD	28,233		$887	0	(18)
	12/2016	CNH	21,303		3,202	21	0
	01/2017	BRL	405		122	1	0
NAB	10/2016		$4,728	AUD	6,164	0	(11)
	11/2016	AUD	6,164		$4,725	10	0
NGF	04/2017	BRL	100		29	0	0
SCX	10/2016	AUD	2,186		1,673	0	0
	10/2016	CNH	10,246		1,567	32	0
	10/2016	RUB	38,088		580	0	(25)
	10/2016		$962	CNH	6,426	1	0
	11/2016	MYR	5,533		$1,359	19	0
	11/2016	THB	4,101		118	0	0
	11/2016		$1,256	SGD	1,707	0	(4)
	10/2017	BRL	18,300		$4,973	0	(138)
SOG	11/2016	SGD	20,169		15,023	229	0
TOR	10/2016	BRL	71,925		22,157	41	0
	10/2016		$21,887	BRL	71,925	296	(67)
	01/2017	BRL	36,000		$10,487	0	(287)
	04/2017		38,300		11,251	74	0
UAG	11/2016	JPY	2,480,000		24,782	276	0
	11/2016	KRW	20,443,748		18,388	0	(164)
	11/2016		$25,682	JPY	2,580,900	0	(189)
	12/2016	JPY	1,730,000		$17,043	0	(69)

Total Forward Foreign Currency Contracts						$3,730	$(2,987)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	123

Schedule of Investments PIMCO Total Return Fund III (Cont.)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
CBK	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000%	12/21/2016	$	11,900	$99	$22
GLM	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.940	08/20/2018		1,800	176	38
JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.100	01/30/2018		14,600	207	281
MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	12/13/2016		11,600	98	19
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	12/21/2016		17,200	151	33
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.020	08/21/2017		3,800	258	16

								$989	$409

Total Purchased Options								$989	$409

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
FBF	Call - OTC USD versus BRL	BRL	6.300	01/11/2018	$3,000	$(159)	$(21)
	Call - OTC USD versus MXN	MXN	20.500	10/26/2016	1,300	(14)	(5)
HUS	Call - OTC USD versus RUB	RUB	87.000	12/08/2016	2,400	(103)	0
JPM	Call - OTC USD versus MXN	MXN	20.500	10/26/2016	2,700	(28)	(10)

						$(304)	$(36)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	$6,500	$(55)	$0
	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	15,700	(140)	(1)
	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	6,400	(83)	(1)
DUB	Floor - OTC CPURNSA	215.949	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020	2,300	(17)	1

						$(295)	$(1)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.770%	12/21/2016	$	23,800	$(99)	$(9)
GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800	08/20/2018		7,800	(174)	(22)
JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.100	01/30/2018		14,600	(76)	(72)
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.600	01/30/2018		14,600	(132)	(162)
MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.765	12/13/2016		23,200	(99)	(6)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.770	12/21/2016		34,400	(152)	(13)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.700	08/21/2017		16,800	(260)	(8)

								$(992)	$(292)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
JPM	Put - OTC Fannie Mae 3.000% due 11/01/2046	$	102.719	11/07/2016	$5,000	$(11)	$(4)
	Put - OTC Fannie Mae 3.000% due 11/01/2046		102.813	11/07/2016	2,000	(4)	(2)
	Call - OTC Fannie Mae 3.000% due 11/01/2046		103.719	11/07/2016	5,000	(10)	(19)
	Call - OTC Fannie Mae 3.000% due 11/01/2046		103.813	11/07/2016	2,000	(4)	(6)

						$(29)	$(31)

Total Written Options						$(1,620)	$(360)

124	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2016:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		255		2,034		0		(1,422)		(867)		0
Notional Amount in $	$	443,500		$289,700		$(25,500)	$	(436,400)	$	(81,800)	$	189,500
Notional Amount in AUD	AUD	9,000	AUD	85,000	AUD	(5,700)	AUD	(65,300)	AUD	(23,000)	AUD	0
Notional Amount in EUR	EUR	65,500	EUR	31,500	EUR	(26,000)	EUR	(51,000)	EUR	(20,000)	EUR	0
Notional Amount in GBP	GBP	0	GBP	15,100	GBP	(3,600)	GBP	(11,500)	GBP	0	GBP	0
Premiums	$	(2,962)		$(2,929)		$372	$	2,988	$	911	$	(1,620)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Maturity Date	Implied Credit Spread at September 30, 2016 (3)	Notional Amount (4)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
BPS	Dominion Resources, Inc.	(1.000)%	06/20/2021	0.421%	$ 2,400	$(71)	$6	$0	$(65)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2016 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Mexico Government International Bond	1.000%	03/20/2019	0.884%	$	2,500	$7	$1	$8	$0
BPS	Petrobras Global Finance BV	1.000	12/20/2019	3.640		700	(51)	(5)	0	(56)
BRC	Goldman Sachs Group, Inc.	1.000	06/20/2021	0.947		1,000	(9)	12	3	0
FBF	Goldman Sachs Group, Inc.	1.000	12/20/2020	0.843		900	(4)	10	6	0
	Tesco PLC	1.000	12/20/2020	1.747	EUR	2,000	(163)	95	0	(68)
GST	Morgan Stanley	1.000	12/20/2020	0.805	$	100	0	1	1	0
JPM	Goldman Sachs Group, Inc.	1.000	12/20/2020	0.843		700	(3)	7	4	0
	Goldman Sachs Group, Inc.	1.000	06/20/2021	0.947		2,500	(3)	10	7	0
MYC	Mexico Government International Bond	1.000	03/20/2019	0.884		15,000	42	6	48	0

							$(184)	$137	$77	$(124)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (5)
							Asset	Liability
DUB	CMBX.NA.AAA.7 Index	0.500%	01/17/2047	$3,200	$(99)	$48	$0	$(51)
GST	CDX.IG-9 10-Year Index 30-100%	0.548	12/20/2017	1,061	0	7	7	0
	CMBX.NA.AAA.8 Index	0.500	10/17/2057	8,100	(645)	449	0	(196)
	CMBX.NA.AAA.9 Index	0.500	09/17/2058	27,600	(1,241)	230	0	(1,011)
JPM	CDX.IG-9 10-Year Index 30-100%	0.553	12/20/2017	2,218	0	15	15	0
MEI	CMBX.NA.AAA.8 Index	0.500	10/17/2057	9,300	(632)	407	0	(225)
	CMBX.NA.BBB-.6 Index	3.000	05/11/2063	2,600	(201)	(31)	0	(232)
MYC	CMBX.NA.AAA.3 Index	0.080	12/13/2049	1,700	(12)	10	0	(2)
	CMBX.NA.AAA.9 Index	0.500	09/17/2058	3,000	(122)	12	0	(110)

					$(2,952)	$1,147	$22	$(1,827)

Total Swap Agreements					$(3,207)	$1,290	$99	$(2,016)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	125

Schedule of Investments PIMCO Total Return Fund III (Cont.)

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2016:

(l)	Securities with an aggregate market value of $2,778 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure (6)
BOA	$942	$0	$8	$950	$(135)	$0	$0	$(135)	$815	$(840)	$(25)
BPS	103	0	0	103	(165)	0	(121)	(286)	(183)	0	(183)
BRC	1	0	3	4	(76)	0	0	(76)	(72)	0	(72)
CBK	313	22	0	335	(222)	(11)	0	(233)	102	0	102
DUB	120	0	0	120	(92)	1	(51)	(142)	(22)	(690)	(712)
FBF	37	0	6	43	(49)	(26)	(68)	(143)	(100)	133	33
GLM	370	38	0	408	(197)	(22)	0	(219)	189	0	189
GST	0	0	8	8	0	0	(1,207)	(1,207)	(1,199)	1,339	140
HUS	82	0	0	82	(23)	0	0	(23)	59	0	59
JPM	608	281	26	915	(735)	(275)	0	(1,010)	(95)	271	176
MEI	0	0	0	0	0	0	(457)	(457)	(457)	437	(20)
MSB	176	0	0	176	(339)	0	0	(339)	(163)	264	101
MYC	0	68	48	116	0	(27)	(112)	(139)	(23)	(160)	(183)
NAB	10	0	0	10	(11)	0	0	(11)	(1)	0	(1)
SCX	52	0	0	52	(167)	0	0	(167)	(115)	0	(115)
SOG	229	0	0	229	0	0	0	0	229	(280)	(51)
TOR	411	0	0	411	(354)	0	0	(354)	57	0	57
UAG	276	0	0	276	(422)	0	0	(422)	(146)	334	188

Total Over the Counter	$3,730	$409	$99	$4,238	$(2,987)	$(360)	$(2,016)	$(5,363)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$14	$14
Futures	0	0	0	0	302	302
Swap Agreements	0	0	0	0	2,754	2,754

	$0	$0	$0	$0	$3,070	$3,070

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,730	$0	$3,730
Purchased Options	0	0	0	0	409	409
Swap Agreements	0	99	0	0	0	99

	$0	$99	$0	$3,730	$409	$4,238

	$0	$99	$0	$3,730	$3,479	$7,308

126	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$929	$929

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,987	$0	$2,987
Written Options	0	0	0	36	324	360
Swap Agreements	0	2,016	0	0	0	2,016

	$0	$2,016	$0	$3,023	$324	$5,363

	$0	$2,016	$0	$3,023	$1,253	$6,292

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(19)	$(19)
Written Options	0	0	0	0	464	464
Futures	0	0	0	0	(250)	(250)
Swap Agreements	0	713	0	0	(4,604)	(3,891)

	$0	$713	$0	$0	$(4,409)	$(3,696)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$19,173	$0	$19,173
Purchased Options	0	0	0	0	(794)	(794)
Written Options	0	95	3	1,619	913	2,630
Swap Agreements	0	325	0	91	21	437

	$0	$420	$3	$20,883	$140	$21,446

	$0	$1,133	$3	$20,883	$(4,269)	$17,750

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(13)	$(13)
Futures	0	0	0	0	(625)	(625)
Swap Agreements	0	0	0	0	(10,581)	(10,581)

	$0	$0	$0	$0	$(11,219)	$(11,219)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(18,811)	$0	$(18,811)
Purchased Options	0	0	0	0	372	372
Written Options	0	(70)	0	648	(374)	204
Swap Agreements	0	844	0	0	(13)	831

	$0	$774	$0	$(18,163)	$(15)	$(17,404)

	$0	$774	$0	$(18,163)	$(11,234)	$(28,623)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	127

Schedule of Investments PIMCO Total Return Fund III (Cont.)

September 30, 2016 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Investments in Securities, at Value
Bank Loan Obligations	$0	$1,476	$0	$1,476
Corporate Bonds & Notes
Banking & Finance	0	222,932	554	223,486
Industrials	0	48,068	111	48,179
Utilities	0	30,757	0	30,757
Municipal Bonds & Notes
California	0	19,667	0	19,667
Illinois	0	3,668	0	3,668
Massachusetts	0	1,955	0	1,955
Nebraska	0	3,083	0	3,083
Nevada	0	1,245	0	1,245
New York	0	5,491	0	5,491
U.S. Government Agencies	0	503,457	8,585	512,042
U.S. Treasury Obligations	0	500,806	0	500,806
Non-Agency Mortgage-Backed Securities	0	67,844	729	68,573
Asset-Backed Securities	0	69,750	0	69,750
Sovereign Issues	0	115,679	0	115,679
Preferred Securities
Banking & Finance	1,484	10,047	0	11,531
Industrials	0	148	0	148
Short-Term Instruments
Certificates of Deposit	0	20,619	0	20,619
Commercial Paper	0	6,796	0	6,796
Repurchase Agreements	0	239	0	239
Japan Treasury Bills	0	105,470	0	105,470
U.S. Treasury Bills	0	406	0	406

	$1,484	$1,739,603	$9,979	$1,751,066

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$190	$0	$0	$190

Total Investments	$1,674	$1,739,603	$9,979	$1,751,256

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	302	2,768	0	3,070
Over the counter	0	4,238	0	4,238

	$302	$7,006	$0	$7,308

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(929)	0	0	(929)
Over the counter	0	(5,363)	0	(5,363)

	$(929)	$(5,363)	$0	$(6,292)

Totals	$1,047	$1,741,246	$9,979	$1,752,272

There were no significant transfers between Levels 1, 2, or 3 during the period ended September 30, 2016.

128	PIMCO BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Unconstrained Bond Fund

September 30, 2016 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 165.1%

BANK LOAN OBLIGATIONS 0.5%
Avago Technologies Cayman Ltd.
3.524% due 02/01/2023		$3,340	$3,383
Community Health Systems, Inc.
4.083% due 12/31/2018		2,621	2,610
FCA US LLC
3.500% due 05/24/2017		3,345	3,356
Fortescue Metals Group Ltd.
3.750% due 06/30/2019		7,514	7,515

Total Bank Loan Obligations (Cost $16,762)			16,864

CORPORATE BONDS & NOTES 33.0%

BANKING & FINANCE 24.7%
ABN AMRO Bank NV
4.750% due 07/28/2025		1,400	1,476
AGFC Capital Trust
6.000% due 01/15/2067		6,600	3,366
Ally Financial, Inc.
2.500% due 03/15/2017 (f)		30,000	29,921
3.500% due 01/27/2019		3,000	3,034
4.750% due 09/10/2018		5,000	5,188
6.250% due 12/01/2017		9,000	9,371
American Express Co.
4.900% due 03/15/2020 (e)		6,200	6,123
Aviation Loan Trust
2.960% due 12/15/2022		7,459	6,829
Banco Bilbao Vizcaya Argentaria S.A.
7.000% due 02/19/2019 (e)	EUR	2,600	2,727
Banco Popular Espanol S.A.
8.250% due 04/10/2020 (e)		1,200	1,224
Bank of America Corp.
0.537% due 03/28/2018		1,000	1,125
2.000% due 01/11/2018		$2,200	2,211
4.057% due 10/21/2025	MXN	119,000	6,739
4.125% due 01/22/2024		$11,000	11,954
5.650% due 05/01/2018		36,300	38,519
5.750% due 12/01/2017		14,275	14,960
6.000% due 09/01/2017		1,610	1,674
6.400% due 08/28/2017		7,150	7,462
6.500% due 07/15/2018		300	325
6.875% due 04/25/2018		62,300	67,208
6.875% due 11/15/2018		300	331
Bankia S.A.
4.375% due 02/14/2017	EUR	2,500	2,854
Barclays Bank PLC
7.700% due 04/25/2018 (e)		$2,259	2,372
10.000% due 05/21/2021	GBP	25,675	43,052
14.000% due 06/15/2019 (e)		27,431	44,556
Bear Stearns Cos. LLC
6.400% due 10/02/2017		$26,200	27,446
Blackstone CQP Holdco LP
9.296% due 03/19/2019		11,559	11,704
BNP Paribas S.A.
7.375% due 08/19/2025 (e)		2,000	1,998
BPCE S.A.
5.150% due 07/21/2024		14,300	15,073
Citigroup, Inc.
6.125% due 11/15/2020 (e)		8,000	8,330
Cooperatieve Rabobank UA
2.500% due 01/19/2021		2,000	2,052
6.875% due 03/19/2020	EUR	4,000	5,319
11.000% due 06/30/2019 (e)		$300	365
Corp. Andina de Fomento
3.950% due 10/15/2021 (d)	MXN	250,648	13,082
Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025		$14,975	14,913
Doric Nimrod Air Alpha Pass-Through Trust
5.250% due 05/30/2025		5,737	6,046
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		4,473	4,687

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Eksportfinans ASA
5.500% due 06/26/2017		$10,000	$10,262
Ford Motor Credit Co. LLC
4.250% due 02/03/2017		3,590	3,625
6.625% due 08/15/2017		14,500	15,136
8.000% due 12/15/2016		2,600	2,637
Goldman Sachs Group, Inc.
6.150% due 04/01/2018		300	320
HBOS PLC
5.374% due 06/30/2021	EUR	10,000	13,281
HSBC Bank USA N.A.
6.000% due 08/09/2017		$19,100	19,826
HSBC Holdings PLC
3.400% due 03/08/2021		400	414
4.300% due 03/08/2026		400	429
International Lease Finance Corp.
7.125% due 09/01/2018		5,300	5,797
JPMorgan Chase & Co.
2.250% due 01/23/2020		18,005	18,244
JPMorgan Chase Bank N.A.
4.375% due 11/30/2021	EUR	2,200	2,480
6.000% due 10/01/2017		$22,300	23,260
Lloyds Bank PLC
4.385% due 05/12/2017 (e)	EUR	600	729
12.000% due 12/16/2024 (e)		$45,650	62,826
Lloyds Banking Group PLC
7.625% due 06/27/2023 (e)	GBP	2,500	3,321
Morgan Stanley
5.950% due 12/28/2017		$700	737
6.625% due 04/01/2018		3,500	3,751
MUFG Union Bank N.A.
2.625% due 09/26/2018		19,300	19,665
Murray Street Investment Trust
4.647% due 03/09/2017		26,100	26,429
National Bank of Greece S.A.
3.875% due 10/07/2016	EUR	2,500	2,806
Nationwide Building Society
3.900% due 07/21/2025		$2,800	3,040
Navient Corp.
5.000% due 06/15/2018		1,855	1,860
5.500% due 01/15/2019		7,186	7,312
8.450% due 06/15/2018		10,904	11,749
Novo Banco S.A.
5.000% due 04/23/2019	EUR	100	78
OMX Timber Finance Investments LLC
5.420% due 01/29/2020		$600	673
QBE Capital Funding Ltd.
7.250% due 05/24/2041		17,650	20,165
Royal Bank of Scotland Group PLC
6.125% due 12/15/2022		180	191
6.400% due 10/21/2019		42,650	46,905
6.666% due 10/05/2017 (e)	CAD	5,300	4,279
6.990% due 10/05/2017 (e)		$20,945	23,458
7.387% due 12/29/2049 (e)	GBP	939	1,217
7.648% due 09/30/2031 (e)		$2,125	2,555
Santander UK PLC
2.500% due 03/14/2019		24,500	24,873
Toronto-Dominion Bank
1.657% due 04/07/2021		13,300	13,506
UBS AG
7.625% due 08/17/2022		49,800	58,141
Volkswagen Bank GmbH
0.112% due 11/27/2017	EUR	3,400	3,801
Wells Fargo & Co.
2.600% due 07/22/2020		$4,800	4,900
5.900% due 06/15/2024 (e)		10,200	10,583

			900,877

INDUSTRIALS 5.2%
AbbVie, Inc.
2.500% due 05/14/2020		700	715
3.600% due 05/14/2025		4,700	4,924
4.500% due 05/14/2035		4,500	4,820

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.700% due 05/14/2045		$5,300	$5,744
Actavis Funding SCS
1.925% due 03/12/2018		6,300	6,351
Altice Financing S.A.
6.625% due 02/15/2023		700	721
Anadarko Petroleum Corp.
6.375% due 09/15/2017		13	14
Charter Communications Operating LLC
3.579% due 07/23/2020		1,300	1,360
4.464% due 07/23/2022		5,500	5,947
4.908% due 07/23/2025		10,200	11,280
6.384% due 10/23/2035		1,300	1,538
6.484% due 10/23/2045		2,500	3,041
6.834% due 10/23/2055		500	605
Continental Airlines Pass-Through Trust
6.703% due 12/15/2022		166	178
CVS Health Corp.
3.500% due 07/20/2022		500	536
5.125% due 07/20/2045		1,700	2,081
Diamond Finance Corp.
3.480% due 06/01/2019		3,550	3,653
4.420% due 06/15/2021		3,650	3,819
6.020% due 06/15/2026		2,250	2,473
DISH DBS Corp.
4.250% due 04/01/2018		14,915	15,325
7.875% due 09/01/2019		4,264	4,786
Enterprise Products Operating LLC
5.200% due 09/01/2020		3,275	3,660
Harvest Operations Corp.
2.330% due 04/14/2021		4,950	4,980
HCA, Inc.
3.750% due 03/15/2019		18,250	18,866
Imperial Tobacco Finance PLC
2.050% due 02/11/2018		4,300	4,324
Kinder Morgan Energy Partners LP
6.850% due 02/15/2020		5,534	6,285
Kraft Heinz Foods Co.
2.000% due 07/02/2018		1,850	1,869
2.800% due 07/02/2020		100	104
3.500% due 06/06/2022		600	638
3.500% due 07/15/2022		700	744
5.000% due 07/15/2035		200	232
5.200% due 07/15/2045		700	833
Mallinckrodt International Finance S.A.
3.500% due 04/15/2018		1,200	1,205
MPLX LP
5.500% due 02/15/2023		1,000	1,034
NBCUniversal Media LLC
5.150% due 04/30/2020		2,200	2,469
QUALCOMM, Inc.
4.650% due 05/20/2035		1,500	1,616
4.800% due 05/20/2045		1,900	2,084
QVC, Inc.
3.125% due 04/01/2019		3,500	3,591
Reynolds American, Inc.
3.250% due 06/12/2020		500	527
4.000% due 06/12/2022		800	870
Safeway, Inc.
7.250% due 02/01/2031		1,000	998
SFR Group S.A.
7.375% due 05/01/2026		8,300	8,495
Telenet Finance Luxembourg S.C.A.
6.250% due 08/15/2022	EUR	3,000	3,583
UAL Pass-Through Trust
10.400% due 05/01/2018		$3,514	3,523
UnitedHealth Group, Inc.
2.700% due 07/15/2020		700	728
Universal Health Services, Inc.
3.750% due 08/01/2019		20,800	21,710
Urbi Desarrollos Urbanos S.A.B. de C.V.
9.500% due 01/21/2020 ^		500	8
Zimmer Biomet Holdings, Inc.
2.000% due 04/01/2018		7,300	7,351
2.700% due 04/01/2020		3,600	3,681

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	129

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.150% due 04/01/2022		$3,100	$3,211
3.550% due 04/01/2025		1,500	1,550

			190,680

UTILITIES 3.1%
AES Corp.
3.842% due 06/01/2019		11,397	11,454
AT&T, Inc.
2.450% due 06/30/2020		600	612
3.000% due 06/30/2022		14,300	14,722
3.800% due 03/15/2022		100	107
4.500% due 05/15/2035		800	845
CenturyLink, Inc.
7.600% due 09/15/2039		5,000	4,375
Embarq Corp.
7.995% due 06/01/2036		3,900	3,956
Petrobras Global Finance BV
3.737% due 03/17/2020		100	98
4.375% due 05/20/2023		50	45
5.750% due 01/20/2020		3,400	3,512
6.625% due 01/16/2034	GBP	1,200	1,371
6.850% due 06/05/2115		$200	170
8.375% due 05/23/2021		43,500	47,772
Sprint Communications, Inc.
8.375% due 08/15/2017		20,425	21,268
Telecom Italia SpA
4.500% due 01/25/2021	EUR	700	883

			111,190

Total Corporate Bonds & Notes (Cost $1,174,991)			1,202,747

MUNICIPAL BONDS & NOTES 1.9%

CALIFORNIA 0.5%
California State General Obligation Notes, Series 2010
6.200% due 03/01/2019		$15,000	16,706

ILLINOIS 0.2%
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033		2,300	2,551
7.750% due 01/01/2042		3,800	4,091

			6,642

NEW YORK 0.3%
Port Authority of New York & New Jersey Revenue Bonds, Series 2015
4.810% due 10/15/2065		9,000	10,978

OHIO 0.0%
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.125% due 06/01/2024		1,000	976

WASHINGTON 0.8%
Energy Northwest, Washington Revenue Bonds, Series 2012
3.103% due 07/01/2023		4,300	4,592
Energy Northwest, Washington Revenue Notes, Series 2012
2.803% due 07/01/2021		8,500	8,888
2.953% due 07/01/2022		15,000	15,953

			29,433

WEST VIRGINIA 0.1%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047		5,435	5,230

Total Municipal Bonds & Notes (Cost $63,069)			69,965

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 20.7%
Fannie Mae
0.584% due 12/25/2036	$93	$93
0.625% due 01/25/2021	1	1
0.645% due 03/25/2034	97	96
0.655% due 03/25/2036	48	46
0.675% due 08/25/2034	36	35
0.825% due 12/25/2028	5	5
0.875% due 03/25/2037 - 05/25/2042	231	231
0.981% due 10/18/2030	3	3
1.081% due 04/18/2032	44	44
1.425% due 04/25/2032	2	2
1.689% due 08/01/2042 - 10/01/2044	324	331
1.875% due 11/25/2023	29	29
2.261% due 12/01/2034	52	54
2.329% due 12/01/2034	31	33
2.491% due 01/01/2036	211	224
2.521% due 02/01/2036	74	79
2.557% due 09/01/2039	23	24
2.612% due 12/01/2035 - 03/01/2036	302	317
2.640% due 09/01/2035	673	705
2.649% due 08/01/2029	12	13
2.658% due 09/01/2031	17	18
2.674% due 05/01/2036	99	104
2.742% due 05/25/2035	31	33
2.760% due 06/01/2035	28	29
2.808% due 11/01/2034	375	397
3.005% due 09/01/2034	20	21
3.048% due 05/01/2036	12	13
4.254% due 08/01/2028	3	3
4.316% due 12/01/2036	32	34
4.750% due 03/01/2027	1	1
5.000% due 01/25/2035	25	28
5.610% due 01/25/2032	59	65
5.676% due 02/25/2033	201	224
5.750% due 08/25/2033	72	82
6.000% due 01/25/2033 - 07/25/2044	259	304
6.473% due 10/25/2031	2	2
6.500% due 06/01/2036 - 10/01/2038	3,747	4,442
6.589% due 10/25/2031	149	162
7.500% due 12/25/2019 - 06/25/2032	154	169
9.000% due 12/25/2019	17	18
Fannie Mae, TBA
3.000% due 11/01/2046	5,100	5,291
3.500% due 10/01/2046 - 11/01/2046	666,800	703,500
5.500% due 10/01/2046	1,000	1,127
Federal Housing Administration
6.896% due 07/01/2020	263	258
7.430% due 02/01/2023	4	4
7.465% due 11/01/2019	12	11
Freddie Mac
0.724% due 10/15/2020	2	2
0.874% due 12/15/2029	75	75
1.024% due 01/15/2032	12	12
1.474% due 10/15/2020	1	1
1.700% due 10/25/2021 (a)	36,307	2,347
1.867% due 07/25/2044	2,770	2,852
2.472% due 05/01/2025	1	1
2.535% due 09/01/2035	12	13
2.598% due 12/01/2032	8	8
2.842% due 03/01/2036	125	132
2.960% due 09/01/2035	7	8
2.972% due 08/01/2035	19	20
4.768% due 05/25/2018	86	88
5.000% due 03/15/2021 - 08/15/2038	168	176
5.399% due 07/25/2033	3	3
5.500% due 09/15/2039	163	184
5.646% due 11/25/2030	19	19
6.000% due 05/15/2035	244	285
6.500% due 10/25/2043	89	107
6.555% due 09/25/2029	105	107

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.644% due 12/25/2030	$148	$158
7.000% due 07/25/2043	53	64
7.500% due 08/15/2030 - 03/25/2044	111	137
10.738% due 04/15/2044	1,403	1,413
Ginnie Mae
0.832% due 05/20/2037	997	995
1.030% due 04/16/2032	11	11
1.080% due 12/16/2025	45	45
1.875% due 09/20/2023 - 07/20/2030	34	35
2.000% due 12/20/2021 - 10/20/2029	196	203
2.125% due 06/20/2021 - 04/20/2030	50	52
3.500% due 11/20/2017 - 10/15/2044	78	83
4.000% due 12/20/2017	1	1
5.000% due 03/15/2039 - 05/15/2039	1,930	2,158
5.500% due 10/20/2023 - 03/15/2035	126	143
6.000% due 06/20/2038	41	45
8.000% due 03/20/2030	16	21
8.500% due 04/20/2030 - 07/20/2030	2	2
Ginnie Mae, TBA
4.000% due 10/01/2046	17,000	18,275
Overseas Private Investment Corp.
0.000% due 11/17/2017 (c)	5,000	5,366
Small Business Administration
4.340% due 03/01/2024	76	81
4.760% due 09/01/2025	73	78
5.600% due 09/01/2028	305	343
6.220% due 12/01/2028	308	351
7.190% due 12/01/2019	39	40
7.200% due 10/01/2019	176	183

Total U.S. Government Agencies (Cost $753,729)		755,428

U.S. TREASURY OBLIGATIONS 55.6%
U.S. Treasury Bonds
2.500% due 02/15/2045 (k)	20	21
2.500% due 05/15/2046 (g)	53,000	55,035
U.S. Treasury Inflation Protected Securities (d)
0.125% due 07/15/2026 (i)	6,977	7,067
0.250% due 01/15/2025 (i)	5,987	6,109
0.375% due 07/15/2023 (g)(k)	247,879	257,297
0.625% due 01/15/2026 (g)	8,819	9,293
2.000% due 01/15/2026 (i)	6,790	7,992
2.375% due 01/15/2025 (g)(i)	104,689	124,987
2.375% due 01/15/2027 (g)(k)	4,642	5,706
U.S. Treasury Notes
1.125% due 08/31/2021	58,900	58,852
1.250% due 07/31/2023 (g)	48,800	48,307
1.375% due 06/30/2023 (g)	143,350	143,151
1.500% due 08/15/2026	80,000	79,281
1.625% due 02/15/2026 (g)	8,910	8,933
1.625% due 05/15/2026 (g)	49,120	49,224
1.875% due 11/30/2021 (g)(i)(k)	78,100	80,678
1.875% due 10/31/2022 (g)	130,800	134,990
2.000% due 05/31/2021 (g)(i)(k)	107,700	111,819
2.000% due 10/31/2021 (g)(i)(k)	6,400	6,651
2.000% due 07/31/2022 (g)(i)	90,600	94,171
2.000% due 02/15/2025 (g)(i)(k)	2,400	2,487
2.000% due 08/15/2025 (g)(i)(k)	205,450	212,789
2.125% due 09/30/2021 (g)	94,100	98,347
2.125% due 05/15/2025 (k)	1,485	1,554
2.375% due 08/15/2024 (g)(i)(k)	396,200	422,363

Total U.S. Treasury Obligations (Cost $1,958,207)		2,027,104

NON-AGENCY MORTGAGE-BACKED SECURITIES 18.7%
Adjustable Rate Mortgage Trust
0.785% due 03/25/2036	510	318
3.090% due 10/25/2035 ^	2,207	1,996
3.124% due 09/25/2035	20	17

130	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
American Home Mortgage Assets Trust
0.715% due 05/25/2046 ^		$756	$558
1.427% due 11/25/2046		12,212	6,507
1.477% due 10/25/2046		362	287
American Home Mortgage Investment Trust
2.745% due 09/25/2045		720	712
2.920% due 10/25/2034		33	33
Banc of America Alternative Loan Trust
6.000% due 01/25/2036 ^		967	829
Banc of America Commercial Mortgage Trust
5.356% due 10/10/2045		43	43
5.740% due 04/10/2049		4,475	4,507
Banc of America Funding Trust
0.722% due 10/20/2036		822	695
0.735% due 04/25/2037 ^		720	491
0.812% due 06/20/2047		2,000	1,447
0.925% due 05/25/2037 ^		435	323
3.002% due 01/20/2047 ^		582	493
3.032% due 05/20/2036 ^		1,042	998
3.032% due 06/20/2037 ^		284	266
5.029% due 10/20/2046 ^		3,120	2,486
5.500% due 09/25/2034		2,418	2,345
5.806% due 03/25/2037 ^		23	20
5.878% due 10/25/2036 ^		708	585
6.000% due 08/25/2037 ^		2,196	1,930
Banc of America Mortgage Trust
2.947% due 02/25/2034		146	144
3.258% due 05/25/2034		424	421
6.500% due 10/25/2031		5	5
BCAP LLC Trust
1.329% due 11/26/2046		5,455	5,258
2.303% due 04/26/2037		3,570	3,549
2.999% due 10/26/2036		396	250
4.000% due 04/26/2037		679	681
5.136% due 03/26/2037		8,665	8,302
5.250% due 02/26/2036		3,687	3,177
5.250% due 06/26/2037		1,690	1,684
9.823% due 02/26/2036		2,363	898
11.783% due 06/26/2036		4,371	1,612
12.033% due 04/26/2037		1,981	593
BCRR Trust
5.988% due 08/17/2045		5,636	5,656
Bear Stearns Adjustable Rate Mortgage Trust
2.715% due 04/25/2034		101	100
2.927% due 02/25/2033		11	11
2.973% due 05/25/2034		21	20
3.020% due 08/25/2035		406	361
3.035% due 11/25/2034		259	253
3.087% due 01/25/2034		475	475
3.109% due 08/25/2035		203	174
3.124% due 05/25/2034		63	61
3.125% due 04/25/2034		3	3
3.186% due 10/25/2034		101	95
3.495% due 11/25/2034		8	8
Bear Stearns ALT-A Trust
0.725% due 02/25/2034		162	133
0.845% due 08/25/2036 ^		2,903	2,225
0.865% due 08/25/2036		1,189	967
0.965% due 04/25/2036		3,935	3,184
1.205% due 09/25/2034		68	67
1.225% due 09/25/2034		868	854
2.738% due 03/25/2036		2,327	1,607
2.801% due 01/25/2036 ^		2,287	1,894
2.950% due 08/25/2036 ^		25	18
2.980% due 05/25/2035		4,525	4,455
2.980% due 11/25/2035 ^		207	170
2.994% due 03/25/2036		670	540
3.072% due 11/25/2036		32,206	24,449
3.086% due 11/25/2036 ^		4,899	3,611
3.465% due 11/25/2036 ^		866	725
Bear Stearns Mortgage Funding Trust
0.715% due 01/25/2037		3,855	3,243
Bear Stearns Structured Products, Inc. Trust
3.279% due 12/26/2046		1,542	1,168
Berica ABS SRL
0.000% due 12/31/2055	EUR	4,068	4,556
Berica Residential MBS SRL
0.000% due 03/31/2048		8,263	9,217

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Chase Mortgage Finance Trust
2.972% due 07/25/2037	$99	$98
3.023% due 02/25/2037	126	123
ChaseFlex Trust
0.825% due 07/25/2037	1,013	767
0.985% due 07/25/2037 ^	540	279
4.354% due 08/25/2037 ^	3,717	3,101
6.000% due 02/25/2037 ^	1,077	873
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.984% due 05/25/2036	1,932	1,728
Citicorp Mortgage Securities Trust
5.500% due 04/25/2037	227	225
6.000% due 09/25/2037	464	481
Citigroup Commercial Mortgage Trust
2.690% due 04/10/2046	69	72
5.900% due 12/10/2049	105	107
Citigroup Global Markets Mortgage Securities, Inc.
1.025% due 05/25/2032	98	96
Citigroup Mortgage Loan Trust, Inc.
2.410% due 09/25/2035	677	657
2.740% due 11/25/2035	2,922	2,795
2.817% due 02/25/2034	178	177
3.043% due 08/25/2035	1,645	1,621
3.043% due 08/25/2035 ^	167	127
3.154% due 11/25/2036 ^	1,197	1,091
5.576% due 09/25/2037 ^	3,794	3,306
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.886% due 11/15/2044	70	71
CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037 ^	1,014	885
Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036 ^	950	805
Countrywide Alternative Loan Trust
0.645% due 06/25/2036	2,017	1,589
0.665% due 04/25/2047	5,253	4,515
0.695% due 01/25/2037 ^	224	206
0.715% due 09/25/2046 ^	205	159
0.725% due 06/25/2037	30	26
0.727% due 12/20/2046 ^	25,797	18,962
0.766% due 07/20/2035	63	57
0.775% due 09/25/2046 ^	900	260
0.805% due 12/25/2035	539	475
0.852% due 11/20/2035	4,350	3,500
0.875% due 05/25/2036 ^	1,988	1,042
0.875% due 05/25/2037 ^	77	42
0.895% due 02/25/2037 ^	14,833	6,466
0.925% due 05/25/2036	3,208	2,406
0.975% due 09/25/2035 ^	5,068	3,587
1.025% due 12/25/2035 ^	5,750	3,828
1.025% due 05/25/2037 ^	1,867	1,047
1.225% due 05/25/2036	2,257	1,157
1.235% due 07/25/2036 ^	1,744	866
1.275% due 08/25/2035 ^	162	132
1.325% due 12/25/2035 ^	1,185	924
1.425% due 12/25/2036 ^	7,705	4,339
1.987% due 01/25/2036	1,679	1,548
3.031% due 10/25/2035 ^	765	634
4.351% due 06/25/2047	324	264
5.250% due 06/25/2035 ^	37	35
5.500% due 04/25/2035	805	783
5.500% due 10/25/2035 ^	835	722
5.500% due 11/25/2035 ^	3,405	2,975
5.500% due 12/25/2035 ^	465	391
5.500% due 01/25/2036	740	638
5.500% due 03/25/2036 ^	91	68
5.750% due 07/25/2035 ^	3,331	2,977
6.000% due 04/25/2036 ^	1,205	898
6.000% due 01/25/2037 ^	1,587	1,342
6.000% due 02/25/2037 ^	3,716	2,720
6.000% due 03/25/2037 ^	1,654	1,269
6.000% due 08/25/2037 ^	979	782
6.250% due 11/25/2036 ^	879	780
6.500% due 09/25/2037 ^	1,732	1,269
Countrywide Home Loan Mortgage Pass-Through Trust
0.815% due 04/25/2035	4	4
1.165% due 03/25/2035	253	210
1.185% due 02/25/2035	98	85

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.265% due 02/25/2035		$1,829	$1,507
1.285% due 09/25/2034		8	8
2.602% due 02/20/2036 ^		1,257	1,118
2.648% due 07/25/2034		292	292
2.725% due 11/25/2034		110	105
2.776% due 10/19/2032		9	7
2.830% due 09/25/2034 ^		48	35
2.904% due 12/25/2033		51	51
2.908% due 06/20/2035		28	25
2.914% due 03/25/2037 ^		255	182
3.054% due 11/19/2033		41	38
3.175% due 08/25/2034		217	195
3.175% due 08/25/2034 ^		14	12
3.284% due 06/25/2033		409	406
3.309% due 02/20/2036 ^		757	666
5.500% due 03/25/2035		365	374
5.500% due 11/25/2035 ^		162	145
5.500% due 07/25/2037 ^		1,017	832
5.750% due 07/25/2037 ^		5,102	4,742
6.000% due 02/25/2036 ^		972	815
6.000% due 03/25/2036 ^		9	8
Countrywide Home Loan Reperforming REMIC Trust
0.865% due 06/25/2035		1,940	1,730
0.925% due 11/25/2034		54	45
Credit Suisse Commercial Mortgage Trust
0.750% due 02/27/2036		608	585
Credit Suisse First Boston Mortgage Securities Corp.
0.456% due 05/15/2023 (a)		214,093	1,774
1.090% due 03/25/2032		92	86
1.675% due 09/25/2034 ^		484	418
2.561% due 06/25/2033		46	45
2.678% due 07/25/2033		12	12
2.969% due 08/25/2033		43	43
6.000% due 01/25/2036 ^		1,784	1,248
Credit Suisse First Boston Mortgage-Backed Trust
7.000% due 02/25/2034		276	303
Credit Suisse Mortgage Capital Certificates
2.729% due 07/27/2037		3,956	3,345
2.893% due 02/26/2036		1,038	1,005
2.931% due 08/27/2046		4,357	4,285
5.383% due 02/15/2040		1,034	1,035
Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.250% due 08/25/2036 ^		1,050	906
6.542% due 08/25/2037		1,362	1,064
Deco UK PLC
0.668% due 01/27/2020	GBP	2,197	2,819
0.698% due 01/27/2020		691	887
Deutsche ALT-A Securities, Inc.
0.625% due 08/25/2037 ^		$1,300	1,059
0.645% due 08/25/2036		4,323	3,417
0.675% due 03/25/2037 ^		1,215	904
0.735% due 08/25/2037 ^		750	673
0.825% due 04/25/2037		917	487
Downey Savings & Loan Association Mortgage Loan Trust
0.791% due 08/19/2045		33	28
1.409% due 03/19/2046 ^		1,327	1,089
EF Hutton Trust
9.950% due 10/20/2018		2	2
EMF-NL BV
0.705% due 07/17/2041	EUR	1,200	1,120
EMF-NL Prime BV
0.505% due 04/17/2041		6,088	6,037
Eurosail BV
1.205% due 10/17/2040		3,426	3,840
First Horizon Alternative Mortgage Securities Trust
2.748% due 04/25/2036 ^		$1,051	898
2.750% due 01/25/2036 ^		8,662	6,847
2.807% due 06/25/2036		1,214	990
2.845% due 03/25/2035		64	51
First Horizon Asset Securities, Inc.
5.500% due 12/25/2035 ^		1,969	1,727
First Horizon Mortgage Pass-Through Trust
2.704% due 02/25/2034		482	480
2.980% due 08/25/2035		440	385
First Republic Mortgage Loan Trust
0.874% due 11/15/2031		579	558

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	131

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GMAC Mortgage Corp. Loan Trust
3.495% due 06/25/2034		$9	$9
GreenPoint Mortgage Funding Trust
0.795% due 11/25/2045		117	101
0.965% due 06/25/2045		18	16
Greenpoint Mortgage Pass-Through Certificates
3.279% due 10/25/2033		64	63
Grifonas Finance PLC
0.088% due 08/28/2039	EUR	891	753
GS Mortgage Securities Trust
3.135% due 06/10/2046		$310	328
GSMPS Mortgage Loan Trust
0.875% due 03/25/2035		77	67
GSR Mortgage Loan Trust
2.220% due 03/25/2033		19	19
2.685% due 06/25/2034		357	346
5.750% due 03/25/2036 ^		596	545
5.750% due 01/25/2037		1,362	1,297
6.000% due 02/25/2036 ^		3,456	2,834
6.000% due 03/25/2037 ^		2,171	2,068
6.000% due 05/25/2037 ^		900	840
6.500% due 09/25/2036 ^		643	519
HarborView Mortgage Loan Trust
0.711% due 11/19/2036		257	214
0.711% due 07/19/2046 ^		280	162
0.711% due 11/19/2046 ^		78	58
0.771% due 06/19/2035		103	92
0.781% due 01/19/2036		2,244	1,519
0.811% due 02/19/2036		1,622	1,192
0.841% due 11/19/2035		1,706	1,407
1.281% due 10/19/2035		956	774
1.351% due 11/19/2034		1,288	1,015
2.543% due 06/19/2045 ^		3,929	2,420
2.769% due 04/19/2034		13	13
HomeBanc Mortgage Trust
2.730% due 04/25/2037 ^		14,323	9,257
Impac CMB Trust
1.185% due 03/25/2035		224	208
Impac Secured Assets Trust
0.875% due 05/25/2036		348	315
Impact Funding Affordable Multifamily Housing Mortgage Loan Trust
5.314% due 01/25/2051		424	498
IndyMac Mortgage Loan Trust
0.685% due 04/25/2037		858	736
0.715% due 09/25/2046		45	37
0.725% due 11/25/2046		731	578
0.775% due 02/25/2037		2,700	1,779
2.811% due 01/25/2036 ^		782	653
2.861% due 12/25/2034		897	851
2.870% due 01/25/2036		1,917	1,801
3.025% due 12/25/2036 ^		81	72
3.036% due 10/25/2034		2,222	2,154
3.172% due 06/25/2037 ^		1,183	873
3.358% due 06/25/2036		1,444	1,186
JPMorgan Alternative Loan Trust
0.665% due 03/25/2037		1,291	951
1.024% due 06/27/2037		811	635
1.841% due 05/26/2037		8,553	7,576
3.041% due 05/25/2037 ^		2,433	2,019
5.500% due 11/25/2036 ^		1	1
6.310% due 08/25/2036 ^		2,782	2,374
JPMorgan Chase Commercial Mortgage Securities Trust
2.554% due 04/15/2046		264	272
2.665% due 01/15/2046		264	270
3.414% due 01/15/2046		57	61
5.115% due 07/15/2041		10	10
5.716% due 02/15/2051		132	136
JPMorgan Mortgage Trust
2.503% due 11/25/2033		17	16
2.750% due 11/25/2035		851	809
2.797% due 04/25/2036 ^		532	491
2.934% due 02/25/2036 ^		18	16
2.950% due 04/25/2037 ^		98	87
3.119% due 07/25/2035		66	65
3.148% due 05/25/2034		207	204
5.750% due 01/25/2036 ^		1,692	1,439

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 08/25/2037 ^		$22	$20
6.250% due 07/25/2036 ^		2,418	1,996
6.500% due 01/25/2036 ^		853	709
6.500% due 08/25/2036 ^		3,355	2,787
JPMorgan Resecuritization Trust
2.733% due 06/27/2037		94	88
2.746% due 05/27/2037		3,218	3,130
LB Commercial Mortgage Trust
6.069% due 07/15/2044		9,645	9,845
Lehman XS Trust
0.725% due 08/25/2046		4,199	3,395
0.755% due 04/25/2046 ^		4,399	3,993
LMREC, Inc.
2.293% due 02/22/2032		15,000	14,967
MASTR Adjustable Rate Mortgages Trust
0.735% due 05/25/2047 ^		740	690
0.825% due 05/25/2047 ^		648	423
2.922% due 05/25/2034		225	220
3.044% due 11/21/2034		100	102
MASTR Asset Securitization Trust
5.500% due 11/25/2017		1	1
MASTR Seasoned Securitization Trust
3.421% due 10/25/2032		26	26
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
1.224% due 11/15/2031		166	156
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.964% due 12/15/2030		302	289
Merrill Lynch Alternative Note Asset Trust
0.695% due 02/25/2037		865	800
Merrill Lynch Mortgage Investors Trust
0.775% due 11/25/2035		4	4
0.775% due 08/25/2036		1	1
0.869% due 11/25/2029 (a)		3,279	72
0.905% due 08/25/2035		2,936	2,839
1.185% due 06/25/2028		3	3
1.523% due 10/25/2035		587	559
2.625% due 02/25/2033		38	37
2.636% due 02/25/2036		1,470	1,458
2.868% due 03/25/2036 ^		1,663	1,141
3.368% due 05/25/2033		6	6
Merrill Lynch/Countrywide Commercial Mortgage Trust
6.069% due 08/12/2049		251	256
Morgan Stanley Bank of America Merrill Lynch Trust
2.469% due 02/15/2046		128	132
2.657% due 05/15/2046		130	135
2.825% due 08/15/2045		138	143
3.912% due 07/15/2046		44	48
Morgan Stanley Capital Trust
5.447% due 02/12/2044		37	37
Morgan Stanley Mortgage Loan Trust
0.785% due 03/25/2036		829	650
2.625% due 06/25/2036		9,188	8,902
2.636% due 06/25/2036		68	66
2.819% due 07/25/2035 ^		247	203
2.836% due 07/25/2035		420	378
2.918% due 08/25/2034		426	404
3.169% due 11/25/2037		3,700	3,129
3.315% due 08/25/2034		52	52
Morgan Stanley Re-REMIC Trust
5.988% due 08/12/2045		736	744
Mortgages PLC
0.954% due 10/31/2038	GBP	1,802	2,215
NAAC Reperforming Loan REMIC Trust Certificates
6.500% due 02/25/2035 ^		$1,000	988
Newgate Funding PLC
0.298% due 12/15/2050	EUR	15,819	17,122
Nomura Asset Acceptance Corp. Alternative Loan Trust
0.945% due 04/25/2047		$9,419	6,220
3.033% due 10/25/2035		1,161	1,089
3.616% due 08/25/2035		889	867
Nomura Resecuritization Trust
3.046% due 12/26/2046		13,007	11,972

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Prime Mortgage Trust
0.925% due 02/25/2034		$5	$5
5.500% due 06/25/2036 ^		299	282
RBSGC Structured Trust
5.500% due 11/25/2035 ^		20,565	18,603
RBSSP Resecuritization Trust
0.764% due 06/27/2036		9,319	5,834
0.764% due 08/27/2037		2,560	2,363
Residential Accredit Loans, Inc. Trust
0.665% due 01/25/2037		2,594	2,123
0.705% due 05/25/2036		2,919	2,547
0.710% due 12/25/2036		189	157
0.775% due 02/25/2036 ^		438	299
0.775% due 08/25/2037		174	136
0.925% due 11/25/2036 ^		616	384
0.925% due 10/25/2045		412	297
1.205% due 12/25/2033		196	178
3.220% due 03/25/2035 ^		1,105	955
3.339% due 02/25/2035 ^		1,673	1,366
3.810% due 12/26/2034 ^		508	413
4.066% due 01/25/2036 ^		3,690	2,979
4.106% due 09/25/2035 ^		936	781
6.000% due 06/25/2036 ^		574	496
6.500% due 09/25/2037 ^		654	572
Residential Asset Securitization Trust
0.875% due 10/25/2018		8	8
0.925% due 01/25/2046 ^		2,424	1,156
0.975% due 02/25/2034		202	184
1.225% due 10/25/2035 ^		5,398	4,109
5.500% due 09/25/2035 ^		159	135
5.500% due 12/25/2035 ^		435	383
5.750% due 02/25/2036 ^		1,505	1,170
6.000% due 07/25/2036		685	591
6.000% due 07/25/2037 ^		1,912	1,345
Residential Funding Mortgage Securities, Inc. Trust
3.467% due 02/25/2036 ^		1,044	953
3.618% due 09/25/2036 ^		91	69
6.000% due 10/25/2036 ^		1,144	1,091
6.500% due 03/25/2032		35	36
RMAC Securities PLC
0.530% due 06/12/2044	GBP	1,058	1,269
Royal Bank of Scotland Capital Funding Trust
6.158% due 02/16/2051		$1,985	1,983
6.296% due 12/16/2049		4,311	4,381
Securitized Asset Sales, Inc.
0.473% due 11/26/2023		38	32
Sequoia Mortgage Trust
1.232% due 11/22/2024		91	90
3.702% due 09/20/2046 ^		166	135
Sovereign Commercial Mortgage Securities Trust
6.149% due 07/22/2030		1,106	1,103
STRIPs Ltd.
5.000% due 03/24/2018		243	30
Structured Adjustable Rate Mortgage Loan Trust
0.745% due 06/25/2037		4,605	3,997
0.845% due 10/25/2035		7,909	6,610
1.889% due 01/25/2035		35	27
2.934% due 01/25/2035		269	248
2.972% due 03/25/2034		28	28
2.983% due 04/25/2036 ^		984	773
2.993% due 04/25/2034		89	88
3.022% due 10/25/2036 ^		857	634
3.052% due 02/25/2034		40	40
3.121% due 09/25/2036 ^		668	478
Structured Asset Mortgage Investments Trust
0.645% due 08/25/2036		412	312
0.705% due 07/25/2046		4,994	3,967
0.735% due 05/25/2036		315	245
0.735% due 08/25/2036 ^		2,033	1,544
0.755% due 05/25/2045		95	83
0.781% due 07/19/2035		575	560
0.805% due 02/25/2036 ^		647	535
0.825% due 08/25/2036 ^		861	436
1.111% due 07/19/2034		17	17
1.191% due 09/19/2032		5	5
1.231% due 03/19/2034		6	6

132	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.684% due 10/25/2031	$22	$22
2.684% due 02/25/2032	5	5
2.711% due 01/25/2032	107	105
2.917% due 03/25/2033	91	90
4.740% due 12/25/2034	8	8
5.624% due 03/25/2034	5,426	5,511
Structured Asset Securities Corp. Trust
0.875% due 02/25/2035	45	43
Thornburg Mortgage Securities Trust
0.655% due 06/25/2037	42,135	39,896
2.385% due 10/25/2043	213	208
TIAA Seasoned Commercial Mortgage Trust
5.482% due 08/15/2039	380	384
UBS-Barclays Commercial Mortgage Trust
3.185% due 03/10/2046	86	91
3.244% due 04/10/2046	40	42
UBS-Citigroup Commercial Mortgage Trust
2.290% due 01/10/2045 (a)	27,925	2,543
Wachovia Mortgage Loan Trust LLC
2.933% due 10/20/2035	2,688	2,405
3.032% due 05/20/2036 ^	1,635	1,451
3.050% due 03/20/2037 ^	733	706
WaMu Mortgage Pass-Through Certificates Trust
0.795% due 12/25/2045	13	13
0.815% due 12/25/2045	954	878
1.237% due 01/25/2047	270	245
1.257% due 06/25/2047 ^	229	78
1.299% due 12/25/2046	551	468
1.487% due 06/25/2046	1,543	1,441
1.507% due 02/25/2046	123	114
1.707% due 11/25/2042	23	21
1.864% due 08/25/2042	245	235
1.907% due 06/25/2042	552	533
2.056% due 10/25/2036 ^	76	65
2.190% due 05/25/2046	204	181
2.190% due 12/25/2046	636	592
2.193% due 11/25/2046	636	570
2.245% due 05/25/2037	124	107
2.462% due 03/25/2037 ^	67,332	57,072
2.482% due 03/25/2033	106	107
2.531% due 01/25/2036	2,043	2,036
2.533% due 06/25/2037 ^	2,911	2,637
2.544% due 12/25/2032	5,275	5,269
2.575% due 07/25/2037 ^	681	558
2.747% due 08/25/2035	1,037	1,019
2.771% due 03/25/2034	7	7
2.784% due 03/25/2035	522	511
2.821% due 06/25/2033	193	196
2.840% due 10/25/2034	443	447
2.848% due 09/25/2033	31	31
6.000% due 10/25/2036 ^	1,718	1,355
Washington Mutual Mortgage Pass-Through Certificates Trust
1.225% due 01/25/2036 ^	6,531	4,746
1.277% due 04/25/2047	7,588	5,440
2.645% due 02/25/2033	17	17
2.773% due 06/25/2033	87	86
5.500% due 11/25/2035	250	218
5.750% due 11/25/2035 ^	1,727	1,618
6.000% due 10/25/2035 ^	817	652
Wells Fargo Alternative Loan Trust
0.875% due 06/25/2037 ^	3,932	2,715
Wells Fargo Mortgage-Backed Securities Trust
2.810% due 12/25/2033	4	4
2.853% due 04/25/2036	763	745
2.875% due 03/25/2035	356	354
3.001% due 04/25/2036 ^	981	960
3.015% due 09/25/2034	879	807
3.029% due 04/25/2035	52	52
3.037% due 10/25/2033	508	510
3.080% due 07/25/2036 ^	3,533	3,480
3.088% due 05/25/2036 ^	640	611
3.198% due 04/25/2036	311	286
5.750% due 03/25/2037 ^	23	22
6.000% due 03/25/2037 ^	2,355	2,319

Total Non-Agency Mortgage-Backed Securities (Cost $644,400)		684,218

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 30.1%
ACAS CLO Ltd.
2.065% due 10/25/2025		$8,500	$8,500
Accredited Mortgage Loan Trust
1.000% due 09/25/2035		600	524
ACE Securities Corp. Home Equity Loan Trust
0.645% due 08/25/2036 ^		3,456	1,274
0.685% due 08/25/2036 ^		1,853	691
0.725% due 12/25/2036		6,371	2,777
1.205% due 09/25/2035		1,360	1,124
1.260% due 08/25/2035		955	949
1.500% due 11/25/2033		356	339
Aegis Asset-Backed Securities Trust
1.525% due 03/25/2035 ^		644	602
Aircraft Certificate Owner Trust
7.001% due 09/20/2022		4,343	4,609
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.650% due 11/25/2034		900	771
5.325% due 11/25/2035		34	35
Amortizing Residential Collateral Trust
1.225% due 10/25/2031		698	642
Argent Securities Trust
0.635% due 09/25/2036		480	196
0.675% due 06/25/2036		4,311	1,593
0.675% due 07/25/2036		2,654	1,148
0.675% due 09/25/2036		1,132	463
0.765% due 07/25/2036		2,444	1,091
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
1.344% due 02/25/2034		1,478	1,358
Asset-Backed Funding Certificates Trust
0.635% due 01/25/2037		4,566	2,968
0.685% due 01/25/2037		2,194	1,437
1.225% due 06/25/2034		740	703
1.525% due 06/25/2037		72	55
1.575% due 03/25/2034		2,176	1,760
1.650% due 12/25/2032		675	656
Asset-Backed Securities Corp. Home Equity Loan Trust
0.955% due 11/25/2035		927	915
0.975% due 11/25/2035		1,200	1,115
1.620% due 02/25/2035		1,398	1,165
Bayview Financial Mortgage Pass-Through Trust
5.638% due 11/28/2036		363	362
Bayview Financial Revolving Asset Trust
1.454% due 02/28/2040		182	151
Bear Stearns Asset-Backed Securities Trust
0.675% due 11/25/2036		6,826	5,904
0.685% due 08/25/2036		8,742	7,962
0.695% due 01/25/2037		2,286	2,098
0.725% due 12/25/2036		3,488	3,343
0.925% due 09/25/2046		987	856
0.954% due 11/25/2035 ^		2,032	1,990
0.955% due 12/25/2035		500	469
1.004% due 11/25/2035 ^		1,540	1,296
1.015% due 09/25/2035		2,266	2,008
1.275% due 09/25/2035		1,592	1,567
1.485% due 04/25/2035		3,137	2,974
1.525% due 11/25/2042		8	8
5.500% due 08/25/2036		841	842
5.750% due 11/25/2034 ^		1,577	1,538
6.500% due 10/25/2036 ^		5,309	4,118
Belle Haven ABS CDO Ltd.
1.119% due 11/03/2044		20,121	9,880
1.159% due 11/03/2044		30,167	14,812
Capital Auto Receivables Asset Trust
1.560% due 07/20/2018		22	22
Carrington Mortgage Loan Trust
0.585% due 01/25/2037		619	484
0.675% due 05/25/2036		1,079	1,050
0.685% due 10/25/2036		1,737	1,066
0.765% due 06/25/2036		3,400	2,321
0.985% due 06/25/2035		1,551	1,514
1.425% due 05/25/2034		2,281	2,164
Cavendish Square Funding PLC
0.000% due 02/11/2055	EUR	462	506

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Centex Home Equity Loan Trust
0.825% due 06/25/2036		$3,750	$3,117
0.985% due 10/25/2035		800	783
Citigroup Mortgage Loan Trust, Inc.
0.665% due 08/25/2036		5,972	5,571
0.685% due 09/25/2036		22,607	17,266
0.685% due 12/25/2036		3,497	2,387
0.765% due 10/25/2036		765	755
Citius Funding Ltd.
0.776% due 05/05/2046 ^		453,997	36,138
Conseco Finance Securitizations Corp.
7.770% due 09/01/2031		12,476	13,771
Countrywide Asset-Backed Certificates
0.665% due 08/25/2037		11,164	10,506
0.675% due 07/25/2036		9,544	9,255
0.675% due 12/25/2046		4,514	4,312
0.685% due 01/25/2046		642	612
0.695% due 06/25/2047		1,519	1,437
0.715% due 06/25/2047		11,596	10,999
0.805% due 09/25/2036		4,659	4,393
0.815% due 06/25/2036		4,570	4,340
0.825% due 06/25/2036		3,845	3,719
0.835% due 09/25/2037 ^		1,800	925
0.865% due 12/25/2036 ^		410	214
0.875% due 04/25/2036		1,900	1,801
1.005% due 01/25/2036		5,100	4,822
1.380% due 05/25/2036		5,000	4,723
1.395% due 04/25/2035		4,375	4,078
2.025% due 02/25/2035		4,400	4,022
2.130% due 01/25/2034 ^		1,511	1,442
4.255% due 04/25/2036		1,100	1,104
4.872% due 07/25/2036		628	621
4.961% due 10/25/2046 ^		2,893	2,714
5.301% due 10/25/2032 ^		9,475	8,440
Countrywide Asset-Backed Certificates Trust
0.674% due 10/25/2046 ^		1,949	1,913
0.685% due 03/25/2037		4,712	4,582
0.875% due 04/25/2036		718	711
0.984% due 05/25/2036		350	319
1.124% due 07/25/2035		4,120	4,095
1.245% due 07/25/2034		1,637	1,568
5.251% due 12/25/2034		4,131	4,121
Credit Suisse First Boston Mortgage Securities Corp.
1.145% due 01/25/2032		7	6
Credit-Based Asset Servicing and Securitization LLC
0.675% due 11/25/2036		1,403	889
1.203% due 04/25/2036		3,039	2,738
3.885% due 01/25/2037 ^		1,635	837
3.956% due 03/25/2037 ^		11,923	6,759
Delta Funding Home Equity Loan Trust
7.030% due 08/15/2030		217	242
7.790% due 05/25/2030 ^		588	592
Fairbanks Capital Mortgage Loan Trust
1.724% due 05/25/2028		16	16
Faxtor ABS BV
0.000% due 11/02/2070	EUR	229	258
Fieldstone Mortgage Investment Trust
0.684% due 11/25/2036		$2,144	1,289
First Franklin Mortgage Loan Asset-Backed Certificates
1.350% due 05/25/2034		881	827
First Franklin Mortgage Loan Trust
0.665% due 09/25/2036		1,904	1,809
1.015% due 07/25/2035		300	268
1.470% due 03/25/2035		2,900	2,504
1.800% due 07/25/2034		1,239	1,205
Fremont Home Loan Trust
0.655% due 11/25/2036		6,859	3,063
0.675% due 01/25/2037		2,039	1,093
0.765% due 02/25/2037		5,432	3,134
0.775% due 05/25/2036		11,834	6,829
GSAA Home Equity Trust
0.805% due 07/25/2037		31,412	11,306
0.975% due 08/25/2037		1,341	1,249
4.999% due 09/25/2035		221	225
GSAMP Trust
0.575% due 12/25/2046		1,695	1,001
0.625% due 12/25/2046		6,186	3,683

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	133

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.675% due 09/25/2036		$1,963	$970
0.675% due 12/25/2046		3,980	2,390
0.755% due 12/25/2046		765	466
0.765% due 08/25/2036		1,510	1,257
0.785% due 06/25/2036		7,462	5,720
0.795% due 04/25/2036		3,600	2,237
1.394% due 11/25/2034		2,286	2,132
Home Equity Asset Trust
0.805% due 08/25/2036		5,900	5,221
1.015% due 12/25/2035		200	195
Home Equity Loan Trust
0.865% due 04/25/2037		3,000	1,818
Home Equity Mortgage Trust
5.867% due 07/25/2036 ^		253	114
HSI Asset Securitization Corp. Trust
0.635% due 12/25/2036		4,913	2,129
0.695% due 12/25/2036		1,421	620
0.715% due 01/25/2037		2,500	1,822
0.745% due 12/25/2036		10,514	4,654
Huntington CDO Ltd.
1.048% due 11/05/2040		12,567	12,065
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
0.685% due 07/25/2037		4,044	2,552
0.725% due 07/25/2037		5,947	3,781
0.765% due 04/25/2037		3,187	2,024
IXIS Real Estate Capital Trust
0.755% due 01/25/2037		5,293	2,707
JPMorgan Mortgage Acquisition Trust
0.675% due 07/25/2036		2,318	1,175
0.685% due 07/25/2036 ^		2,050	865
6.130% due 07/25/2036 ^		1,631	926
L2L Education Loan Trust
0.864% due 06/15/2031		6,987	6,415
Lehman XS Trust
0.675% due 04/25/2037 ^		53	42
0.695% due 01/25/2037		2,591	2,309
0.785% due 05/25/2046 ^		44,422	24,805
Long Beach Mortgage Loan Trust
0.825% due 02/25/2036		2,679	1,881
0.865% due 01/25/2046		5,000	4,199
2.325% due 07/25/2032 ^		239	220
Madison Park Funding Ltd.
2.066% due 01/20/2025		30,000	30,021
Malin CLO BV
0.000% due 05/07/2023	EUR	120	134
MASTR Asset-Backed Securities Trust
0.575% due 10/25/2036		$1,179	528
0.575% due 11/25/2036		79	38
0.675% due 08/25/2036		1,291	681
0.765% due 03/25/2036		4,991	3,135
0.765% due 10/25/2036		1,700	1,138
1.025% due 10/25/2035 ^		1,138	894
Merit Securities Corp.
6.690% due 07/28/2033		146	147
Meritage Mortgage Loan Trust
1.275% due 11/25/2035		525	517
Merrill Lynch Mortgage Investors Trust
0.635% due 08/25/2037		2,934	1,888
0.675% due 08/25/2037		17,702	11,476
0.725% due 01/25/2037		141	141
0.975% due 02/25/2047		771	514
1.025% due 06/25/2036		601	582
4.160% due 02/25/2037 ^		1,815	363
Monroe Capital BSL CLO Ltd.
2.391% due 05/22/2027		47,000	47,080
Morgan Stanley ABS Capital, Inc. Trust
0.585% due 12/25/2036		5,131	3,231
0.635% due 03/25/2037		2,043	1,071
0.665% due 11/25/2036		13,464	8,449
0.675% due 09/25/2036		12,651	6,435
0.675% due 10/25/2036		28,234	17,763
0.675% due 11/25/2036		4,548	2,763
0.675% due 12/25/2036		1,135	725
0.685% due 09/25/2036		2,399	1,353
0.705% due 02/25/2037		2,656	1,285

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.725% due 02/25/2037	$83	$51
0.745% due 11/25/2036	7,280	4,628
0.765% due 06/25/2036	1,662	1,110
0.775% due 08/25/2036	177	109
0.775% due 03/25/2037	21,909	11,787
0.885% due 02/25/2037	4,150	2,055
1.325% due 07/25/2037	64	63
1.440% due 03/25/2035	1,100	989
1.575% due 09/25/2033	1,571	1,514
1.575% due 06/25/2035 ^	4,000	2,705
Morgan Stanley Home Equity Loan Trust
0.625% due 12/25/2036	2,114	1,248
Mountain View Funding CLO Ltd.
0.940% due 04/15/2019	333	333
National Collegiate Student Loan Trust
0.785% due 02/26/2029	3,000	2,900
Nelnet Student Loan Trust
0.825% due 10/25/2033	577	550
0.895% due 05/27/2025	348	333
0.966% due 03/23/2037	341	321
1.207% due 03/25/2026	675	652
1.325% due 04/25/2046	76	76
New Century Home Equity Loan Trust
3.525% due 01/25/2033 ^	889	800
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.855% due 10/25/2036 ^	5,465	2,011
0.925% due 02/25/2037 ^	587	198
North Carolina State Education Assistance Authority
1.325% due 07/25/2039	1,149	1,132
NovaStar Mortgage Funding Trust
0.675% due 09/25/2036	5,159	2,931
0.695% due 11/25/2036	10,636	5,278
0.735% due 01/25/2037	3,954	1,800
0.775% due 10/25/2036	1,753	984
NZCG Funding Ltd.
2.284% due 04/27/2027	40,000	40,070
OCP CLO Ltd.
1.721% due 04/26/2026	10,000	9,890
OFSI Fund Ltd.
2.019% due 10/18/2026	28,988	28,950
OHA Credit Partners Ltd.
1.816% due 04/20/2025	10,305	10,290
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
0.905% due 12/25/2035	7,177	6,335
5.675% due 12/25/2035	590	596
Option One Mortgage Loan Trust
0.655% due 07/25/2037	1,492	968
0.705% due 04/25/2037	1,443	913
0.715% due 01/25/2036	492	482
0.745% due 01/25/2037	1,266	755
0.765% due 04/25/2037	1,569	988
0.775% due 03/25/2037	804	436
0.775% due 07/25/2037	2,020	1,331
Ownit Mortgage Loan Trust
0.675% due 05/25/2037	2,996	2,181
3.532% due 12/25/2036	955	561
Panhandle-Plains Higher Education Authority, Inc.
1.776% due 10/01/2035	4,876	4,813
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.995% due 09/25/2035	2,400	2,297
2.325% due 12/25/2034	754	675
People’s Choice Home Loan Securities Trust
1.469% due 05/25/2035 ^	5,300	3,885
People’s Financial Realty Mortgage Securities Trust
0.665% due 09/25/2036	2,953	1,278
RAAC Trust
0.825% due 06/25/2044	872	728
0.865% due 02/25/2036	800	741
0.865% due 08/25/2036	3,510	3,334
Renaissance Home Equity Loan Trust
1.025% due 12/25/2033	22	21
3.807% due 09/25/2037	7,120	5,776
5.612% due 04/25/2037	3,916	2,013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Residential Asset Mortgage Products Trust
1.025% due 09/25/2035		$460	$435
1.084% due 06/25/2032		6	6
Residential Asset Securities Corp. Trust
0.675% due 07/25/2036		11,600	10,315
0.675% due 08/25/2036		1,027	1,012
0.675% due 09/25/2036		157	156
0.705% due 04/25/2036		1,218	1,208
0.795% due 04/25/2036		653	635
0.795% due 07/25/2036		3,000	1,950
0.895% due 03/25/2036		252	236
1.215% due 08/25/2035		2,000	1,697
1.349% due 07/25/2034		680	620
1.365% due 12/25/2034		1,264	1,223
5.510% due 04/25/2033		3,727	3,914
6.228% due 04/25/2032		110	111
7.279% due 04/25/2032		530	550
SACO, Inc.
0.925% due 04/25/2035		6	5
Saxon Asset Securities Trust
0.695% due 10/25/2046		3,242	2,750
1.319% due 03/25/2035 ^		1,325	1,224
Securitized Asset-Backed Receivables LLC Trust
0.775% due 03/25/2036		3,613	2,236
1.290% due 02/25/2034		2,206	2,081
SG Mortgage Securities Trust
0.674% due 10/25/2036		5,100	3,962
0.734% due 10/25/2036		2,300	1,492
0.795% due 02/25/2036		7,519	4,096
Sierra Madre Funding Ltd.
0.897% due 09/07/2039		60,337	49,507
0.917% due 09/07/2039		140,691	115,437
SLC Student Loan Trust
1.217% due 05/15/2028		62	61
SLM Private Education Loan Trust
1.124% due 08/15/2022		76	76
1.274% due 10/16/2023		56	56
1.850% due 06/17/2030		653	653
1.924% due 08/15/2025		60	60
2.274% due 06/15/2045		473	480
3.774% due 05/16/2044		1,947	2,035
SLM Student Loan Trust
0.000% due 12/15/2023	EUR	7,443	8,160
0.815% due 04/25/2025		$42	42
0.885% due 07/25/2025		128	103
1.188% due 10/26/2026		630	628
1.915% due 07/27/2026		73	74
2.025% due 06/25/2043		103	88
2.025% due 09/25/2043		104	89
2.215% due 04/25/2023		10,447	10,480
2.325% due 11/25/2043		141	125
Soundview Home Loan Trust
0.635% due 02/25/2037		5,327	2,283
0.805% due 10/25/2036		6,675	5,638
1.350% due 06/25/2035		86	80
1.475% due 09/25/2037		4,541	3,671
Specialty Underwriting & Residential Finance Trust
0.645% due 03/25/2037		1,652	886
0.675% due 09/25/2037		5,903	3,051
0.825% due 12/25/2036		6,156	5,299
Structured Asset Investment Loan Trust
1.245% due 10/25/2035		1,000	814
1.500% due 01/25/2035		1,713	1,282
1.650% due 01/25/2035		606	159
1.905% due 04/25/2033		42	36
2.100% due 01/25/2035		684	88
2.250% due 01/25/2035 ^		924	30
Structured Asset Securities Corp. Mortgage Loan Trust
0.845% due 05/25/2037		2,445	2,368
Structured Asset Securities Corp. Trust
0.984% due 09/25/2035		11,700	8,740
Talon Funding Ltd.
1.325% due 06/05/2035		2,758	1,489
Terwin Mortgage Trust
1.465% due 12/25/2034		84	80
4.247% due 09/25/2036		213	218
4.849% due 08/25/2036		181	185

134	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Tralee CLO Ltd.
2.046% due 07/20/2026		$25,900	$25,825
Triaxx Prime CDO Ltd.
0.787% due 10/02/2039		45,592	39,576
Voya CLO Ltd.
0.929% due 12/13/2020		38	38
Washington Mutual Asset-Backed Certificates Trust
0.765% due 05/25/2036		2,705	2,041
Wells Fargo Home Equity Asset-Backed Securities Trust
1.575% due 02/25/2035		3,600	3,354

Total Asset-Backed Securities (Cost $1,004,595)			1,098,390

SOVEREIGN ISSUES 2.0%
Autonomous Community of Catalonia
4.300% due 11/15/2016	EUR	200	226
4.750% due 06/04/2018		600	700
4.950% due 02/11/2020		300	359
Brazil Government International Bond
5.625% due 02/21/2047		$11,350	11,180
New Zealand Government International Bond
2.000% due 09/20/2025 (d)	NZD	16,568	12,649
3.000% due 09/20/2030 (d)		4,414	3,758
Republic of Greece Government International Bond
3.000% due 02/24/2029	EUR	159	117
3.000% due 02/24/2031		59	42
3.000% due 02/24/2032		559	391
3.000% due 02/24/2033		459	316
3.000% due 02/24/2037		359	239
3.000% due 02/24/2038		359	236
3.000% due 02/24/2039		112	74
3.000% due 02/24/2040		459	302

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.000% due 02/24/2041	EUR	459	$301
3.000% due 02/24/2042		359	237
3.375% due 07/17/2017		1,500	1,654
4.500% due 11/08/2016	JPY	3,110,000	30,707
4.750% due 04/17/2019 (g)	EUR	8,720	8,927

Total Sovereign Issues (Cost $68,587)			72,415

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%
Wells Fargo & Co.
7.500% (e)		3,500	4,551

Total Convertible Preferred Securities (Cost $4,180)			4,551

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 2.5%

COMMERCIAL PAPER 2.3%
Ford Motor Credit Co.
1.220% due 01/30/2017		$10,040	10,003
1.270% due 02/02/2017		8,900	8,866
Humana, Inc.
0.865% due 10/03/2016		15,000	14,999
Sempra Energy Holdings
0.900% due 10/05/2016		15,000	14,998
0.920% due 10/18/2016		17,700	17,693
Suncor Energy, Inc.
0.940% due 10/13/2016		18,000	17,995

			84,554

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.2%
0.458% due 03/02/2017 - 03/16/2017 (b)(c)(k)	$5,830	$5,820

Total Short-Term Instruments (Cost $90,367)		90,374

Total Investments in Securities (Cost $5,778,887)		6,022,056

	SHARES
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%
PIMCO Short-Term Floating NAV Portfolio III	20,029	198

Total Short-Term Instruments (Cost $198)		198

Total Investments in Affiliates (Cost $198)		198

Total Investments 165.1% (Cost $5,779,085)		$6,022,254

Financial Derivative Instruments (h)(j) 4.7% (Cost or Premiums, net $(1,208))		173,238

Other Assets and Liabilities, net (69.8)%		(2,548,048)

Net Assets 100.0%		$3,647,444

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(f)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Ally Financial, Inc.	2.500%	03/15/2017	03/10/2014	$ 30,000	$29,921	0.82%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (1)	Borrowing Date	Maturity Date		Amount Borrowed (1)		Payable for Reverse Repurchase Agreements
BOS	0.450%	09/13/2016	10/13/2016		$	(39,175)	$(39,185)
	0.580	08/25/2016	10/25/2016			(36,764)	(36,787)
DEU	0.650	09/20/2016	10/20/2016			(755)	(755)
	0.650	09/21/2016	10/20/2016			(2,385)	(2,385)
JPS	0.350	09/07/2016	10/07/2016			(14,727)	(14,731)
MYI	(5.000)	10/03/2016	TBD	(2)	EUR	(557)	(626)
NXN	0.540	07/12/2016	10/12/2016		$	(116,109)	(116,254)
	0.550	07/15/2016	10/17/2016			(130,862)	(131,022)
	0.550	07/18/2016	10/18/2016			(24,236)	(24,265)
	0.550	07/19/2016	10/19/2016			(25,906)	(25,936)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	135

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

Counterparty	Borrowing Rate (1)	Borrowing Date	Maturity Date	Amount Borrowed (1)		Payable for Reverse Repurchase Agreements
	0.550%	07/20/2016	10/20/2016	$	(48,656)	$(48,712)
	0.550	07/21/2016	10/21/2016		(79,938)	(80,028)
	0.560	08/01/2016	11/01/2016		(176,419)	(176,592)
	0.560	08/04/2016	10/13/2016		(241,750)	(241,976)
	0.570	08/03/2016	11/03/2016		(20,050)	(20,069)
	0.570	08/05/2016	11/04/2016		(85,531)	(85,611)
	0.570	08/09/2016	11/09/2016		(198,857)	(199,030)
	0.570	09/22/2016	11/09/2016		(5,615)	(5,615)
	0.570	09/30/2016	11/03/2016		(44,268)	(44,270)
	0.670	09/26/2016	10/26/2016		(18,573)	(18,576)
	0.670	09/27/2016	10/26/2016		(37,173)	(37,177)
	0.680	09/21/2016	10/21/2016		(19,455)	(19,459)
	0.680	09/23/2016	10/24/2016		(94,652)	(94,670)
	0.680	09/26/2016	10/26/2016		(139,263)	(139,281)
	0.680	09/28/2016	10/24/2016		(7,881)	(7,882)
SGY	0.650	09/14/2016	10/14/2016		(12,672)	(12,677)

Total Reverse Repurchase Agreements						$(1,623,571)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate (1)	Borrowing Date	Maturity Date	Amount Borrowed (1)		Payable for Sale-Buyback Transactions (3)
BCY	0.650%	09/30/2016	10/03/2016	$	(54,880)	$(54,883)
GSC	0.580	09/15/2016	10/17/2016		(1,226)	(1,227)
	0.850	09/22/2016	10/06/2016		(2,562)	(2,563)
	0.950	09/19/2016	10/19/2016		(2,472)	(2,473)
	0.960	09/19/2016	10/19/2016		(69,133)	(69,158)
	0.980	09/22/2016	10/21/2016		(2,513)	(2,514)
	0.990	09/22/2016	10/21/2016		(15,117)	(15,121)
	1.040	09/22/2016	10/17/2016		(1,989)	(1,989)
	1.050	09/23/2016	10/17/2016		(15,936)	(15,941)

Total Sale-Buyback Transactions						$(165,869)

(1)	The average amount of borrowings outstanding during the period ended September 30, 2016 was $(1,365,921) at a weighted average interest rate of 0.528%.
(2)	Open maturity reverse repurchase agreement.
(3)	Payable for sale-buyback transactions includes $(47) of deferred price drop.

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae, TBA	4.500%	10/01/2046	$3,700	$(4,036)	$(4,053)

Total Short Sales				$(4,036)	$(4,053)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2016:

(g)	Securities with an aggregate market value of $1,781,480 and cash of $8,150 have been pledged as collateral under the terms of the following master agreements as of September 30, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure (4)
Global/Master Repurchase Agreement
BOS	$0	$(75,972)	$0	$(75,972)	$74,916	$(1,056)
DEU	0	(3,140)	0	(3,140)	3,152	12
JPS	0	(14,731)	0	(14,731)	14,708	(23)
MYI	0	(626)	0	(626)	614	(12)

136	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure (4)
NXN	$0	$(1,516,425)	$0	$(1,516,425)	$1,515,980	$(445)
SGY	0	(12,677)	0	(12,677)	12,747	70

Master Securities Forward Transaction Agreement
BCY	0	0	(54,883)	(54,883)	54,506	(377)
GSC	0	0	(110,986)	(110,986)	110,824	(162)

Total Borrowings and Other Financing Transactions	$0	$(1,623,571)	$(165,869)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(1,091,757)	$(531,188)	$0	$(1,622,945)

Total	$0	$(1,091,757)	$(531,188)	$0	$(1,622,945)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(165,869)	0	0	(165,869)

Total	$0	$(165,869)	$0	$0	$(165,869)

Total Borrowings	$0	$(1,257,626)	$(531,188)	$0	$(1,788,814)

Gross amount of recognized liabilities for reverse repurchase agreements and sale-buyback financing transactions (5)					$(1,788,814)

(5)	Unsettled reverse repurchase agreements liability of $(626) is outstanding at period end.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note December Futures	$114.000	11/25/2016	3,865	$33	$4
Put - CBOT U.S. Treasury 10-Year Note December Futures	117.000	11/25/2016	1,000	9	1
Put - CBOT U.S. Treasury Ultra Long-Term Bond December Futures	134.000	11/25/2016	229	2	0

				$44	$5

Total Purchased Options				$44	$5

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2016	9,091	$(10,962)	$114	$0
90-Day Eurodollar March Futures	Short	03/2017	1,571	(216)	20	0
Australia Government 10-Year Bond December Futures	Long	12/2016	86	85	46	(18)
Euro-Bund 10-Year Bond December Futures	Long	12/2016	773	937	0	(390)
Put Options Strike @ EUR 151.000 on Euro-Bund 10-Year Bond December Futures	Long	11/2016	773	(1)	0	0
U.S. Treasury 10-Year Note December Futures	Long	12/2016	3,344	758	0	(1,411)
U.S. Treasury Ultra Long-Term Bond December Futures	Long	12/2016	229	519	0	(494)

Total Futures Contracts				$(8,880)	$180	$(2,313)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	137

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed (Pay) Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-27 5-Year Index	(5.000)%	12/20/2021	$259,100	$(11,848)	$(771)	$0	$(1,625)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	1.500%	12/16/2017	$	12,500	$(132)	$34	$1	$0
Receive	3-Month USD-LIBOR	1.250	06/15/2018		53,000	(406)	(505)	9	0
Receive	3-Month USD-LIBOR	1.750	12/16/2018		1,267,300	(26,174)	(8,372)	448	0
Receive	3-Month USD-LIBOR	2.000	12/16/2020		1,814,300	(75,439)	(80,460)	2,290	0
Pay	3-Month USD-LIBOR	2.000	12/16/2020		1,249,700	51,098	17,221	0	(1,635)
Receive	3-Month USD-LIBOR *	1.750	12/21/2023		89,700	(2,409)	(537)	287	0
Receive	3-Month USD-LIBOR	2.300	12/03/2025		103,800	(8,478)	(7,011)	480	0
Receive	3-Month USD-LIBOR	2.250	06/15/2026		127,100	(10,040)	(7,578)	642	0
Receive	3-Month USD-LIBOR *	1.750	12/21/2026		1,127,120	(26,250)	(5,120)	6,062	0
Receive	3-Month USD-LIBOR	2.500	06/15/2046		42,270	(7,221)	(4,806)	763	0
Receive	3-Month USD-LIBOR	2.250	09/14/2046		57,000	(5,905)	(4,332)	1,008	0
Receive	3-Month USD-LIBOR *	2.250	12/21/2046		86,350	(8,666)	(352)	1,547	0
Receive	6-Month GBP-LIBOR	2.050	09/23/2019	GBP	80,000	(5,038)	(1,367)	42	0
Receive	6-Month GBP-LIBOR	1.650	01/22/2020		9,100	(495)	(325)	7	0
Receive	6-Month GBP-LIBOR	2.000	03/18/2022		71,000	(7,491)	(4,691)	127	0
Receive	6-Month GBP-LIBOR *	1.750	03/15/2047		17,800	(4,708)	(4,407)	513	0
Receive	6-Month JPY-LIBOR	0.300	03/18/2026	JPY	12,280,000	(3,123)	(1,668)	149	0

						$(140,877)	$(114,276)	$14,375	$(1,635)

Total Swap Agreements						$(152,725)	$(115,047)	$14,375	$(3,260)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2016:

(i)	Securities with an aggregate market value of $136,213 and cash of $8,281 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$5	$180	$14,375	$14,560	$0	$(2,313)	$(3,260)	$(5,573)

138	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	11/2016	AUD	279		$212	$0	$(2)
BOA	10/2016	CAD	5,695		4,412	71	0
	10/2016	CNH	917,527		140,456	3,075	0
	11/2016	KRW	13,277,500		11,909	0	(140)
	11/2016	TWD	373,855		11,929	0	(49)
	11/2016	ZAR	27,846		1,978	0	(37)
BPS	10/2016		$5,661	EUR	5,072	37	0
	10/2016		1,128	JPY	116,400	20	0
	01/2017	BRL	252,000		$91,586	16,171	0
	07/2017		418,000		143,495	24,265	0
	07/2017		$138,024	BRL	483,000	0	(254)
BRC	10/2016		31,595	CNH	213,608	388	0
CBK	10/2016	BRL	500,000		$154,026	282	0
	10/2016	JPY	116,400		1,147	0	(1)
	10/2016	MXN	650,141		35,809	2,341	0
	10/2016		$153,527	BRL	500,000	217	0
	10/2016		1,531	EUR	1,364	1	0
	11/2016	SEK	12,260		$1,447	15	0
	11/2016		$1,149	JPY	116,400	1	0
	01/2017		184,797	BRL	617,000	0	(149)
DUB	10/2016	JPY	14,171,622		$200,296	60,505	0
	10/2016		$15,242	CNH	102,922	168	0
	10/2016		9,112	MXN	178,787	91	0
	11/2016	ILS	1,106		$289	0	(6)
	07/2017		$139,295	BRL	486,000	0	(669)
	01/2021		2,352		10,311	0	(36)
FBF	10/2016	BRL	632,199		$193,718	0	(676)
	10/2016		$194,750	BRL	632,199	0	(356)
GLM	10/2016	BRL	21,283		$6,556	12	0
	10/2016	EUR	1,220		1,372	2	0
	10/2016		$6,509	BRL	21,283	35	0
	10/2016		208,740	EUR	186,211	440	0
	10/2016		35,985	RUB	2,356,125	1,421	0
	11/2016	EUR	181,760		$204,001	0	(454)
	11/2016	KRW	9,172,698		8,220	0	(104)
	11/2016	NOK	2,440		295	0	(10)
	11/2016		$2,165	AUD	2,813	0	(14)
	02/2017	CNH	933,272		$134,110	0	(4,801)
HUS	10/2016		4,917		752	16	0
	10/2016		$251,938	CNH	1,678,756	116	(695)
	10/2016		114,579	GBP	87,975	0	(550)
	11/2016	GBP	87,975		$114,635	539	0
	11/2016	HKD	12,085		1,560	1	0
	01/2017	DKK	5,035		757	0	(6)
	01/2021	BRL	10,311		1,590	0	(727)
JPM	10/2016		53,415		16,455	30	0
	10/2016	GBP	88,895		116,500	1,279	0
	10/2016	NZD	22,334		16,330	67	0
	10/2016		$16,573	BRL	53,415	0	(149)
	10/2016		4,304	CAD	5,695	36	0
	10/2016		11,585	CNH	78,315	141	0
	10/2016		10,366	MXN	201,333	0	(1)
	11/2016	CAD	5,695		$4,305	0	(37)
MSB	10/2016	BRL	58,771		18,153	82	0
	10/2016	DKK	5,035		759	0	(1)
	10/2016	EUR	191,427		216,517	1,478	0
	10/2016		$18,058	BRL	58,771	35	(22)
	11/2016		18,003		58,771	0	(85)
	01/2017	BRL	195,000		$70,793	12,436	0
NAB	10/2016		$16,252	NZD	22,334	11	0
	11/2016	NZD	22,334		$16,232	0	(11)
SCX	10/2016	RUB	2,331,979		35,505	0	(1,517)
	10/2016		$157,623	CNH	1,041,899	92	(1,712)
	10/2016		1,223	GBP	920	0	(30)
	11/2016	SGD	27,090		$20,129	259	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	139

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
SOG	10/2016		$17,403	CNH	117,505	$191	$0
	10/2016		372	MXN	7,267	2	0
TOR	10/2016	BRL	95,732		$29,490	54	0
	10/2016		$29,317	BRL	95,732	120	0
UAG	10/2016	CNH	1,389,439		$212,566	4,527	0
	11/2016	KRW	168,951		154	1	0
	11/2016	TWD	256,988		8,200	0	(33)
	11/2016		$2,622	INR	177,549	31	0
	01/2017	BRL	170,000		$61,195	10,320	0
	07/2017		551,000		192,800	35,634	0

Total Forward Foreign Currency Contracts						$177,056	$(13,334)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC USD versus JPY	JPY	87.000	10/13/2016		$100,000	$10	$0
	Put - OTC USD versus RUB	RUB	71.150	02/22/2017		700	28	75
GLM	Put - OTC EUR versus MXN	MXN	19.000	02/09/2017	EUR	13,600	234	27
	Put - OTC EUR versus MXN		19.000	02/15/2017		45,200	1,768	95
	Call - OTC EUR versus USD	$	1.190	10/13/2016		89,000	10	0
SOG	Put - OTC USD versus RUB	RUB	74.000	01/27/2017		$24,900	983	3,761
	Put - OTC USD versus RUB		73.000	02/24/2017		26,000	1,092	3,448

							$4,125	$7,406

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
CBK	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.700%	10/03/2016	$	307,300	$589	$0
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.970	09/24/2018		58,300	2,966	1,279
GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	03/28/2017		275,300	937	588
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.970	09/24/2018		109,500	5,656	2,402
JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	03/28/2017		342,300	1,229	731
MYC	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050	12/12/2018		51,750	2,488	1,166

								$13,865	$6,166

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
FAR	Put - OTC Fannie Mae 3.500% due 10/01/2046	$	90.000	10/06/2016	$ 250,000	$10	$0
	Put - OTC Fannie Mae 3.500% due 12/01/2046		84.000	12/06/2016	670,000	26	0

						$36	$0

Total Purchased Options						$18,026	$13,572

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC USD versus MXN	MXN	20.450	10/27/2016		$18,300	$(127)	$(74)
	Call - OTC USD versus RUB	RUB	108.000	02/22/2017		700	(28)	0
GLM	Put - OTC EUR versus MXN	MXN	16.000	02/09/2017	EUR	13,600	(20)	(1)
	Call - OTC EUR versus MXN		26.750	02/15/2017		45,200	(1,444)	(287)
SOG	Call - OTC USD versus RUB	RUB	110.000	01/27/2017		$24,900	(983)	(4)
	Call - OTC USD versus RUB		110.000	02/24/2017		26,000	(1,123)	(8)

							$(3,725)	$(374)

140	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600%	09/24/2018	$	294,100	$(3,059)	$(1,251)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	10/03/2016		65,500	(589)	(149)
GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600	09/24/2018		549,800	(5,842)	(2,340)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.555	03/28/2017		14,300	(238)	(286)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.565	03/28/2017		43,600	(698)	(894)
JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.555	03/28/2017		23,400	(402)	(468)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.565	03/28/2017		48,800	(830)	(1,001)
MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.700	12/12/2018		258,600	(2,737)	(1,177)

								$(14,395)	$(7,566)

Total Written Options								$(18,120)	$(7,940)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2016:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		0		7,083		(2,373)		(3,696)		(1,014)		0
Notional Amount in $	$	2,082,800	$	396,500	$	(189,100)	$	(865,200)	$	(57,000)	$	1,368,000
Notional Amount in AUD	AUD	0	AUD	81,320	AUD	(81,320)	AUD	0	AUD	0	AUD	0
Notional Amount in EUR	EUR	201,200	EUR	358,800	EUR	(156,100)	EUR	(345,100)	EUR	0	EUR	58,800
Notional Amount in GBP	GBP	34,200	GBP	90,900	GBP	(41,700)	GBP	(83,400)	GBP	0	GBP	0
Premiums	$	(25,894)	$	(9,679)	$	6,292	$	9,383	$	1,778	$	(18,120)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Maturity Date	Implied Credit Spread at September 30, 2016 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
GST	Kraft Heinz Foods Co.	(1.000)%	09/20/2018	0.177%	$	1,850	$(36)	$5	$0	$(31)
JPM	CenturyLink, Inc.	(1.000)	09/20/2019	1.479		5,000	198	(130)	68	0

							$162	$(125)	$68	$(31)

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN AND U.S. MUNICIPAL ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2016 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Berkshire Hathaway, Inc.	1.000%	03/20/2023	1.083%	$	3,000	$(115)	$101	$0	$(14)
	Colombia Government International Bond	1.000	06/20/2021	1.511		500	(16)	5	0	(11)
	Italy Government International Bond	1.000	06/20/2019	0.979		46,000	(89)	132	43	0
	Volkswagen International Finance NV	1.000	12/20/2016	0.311	EUR	2,500	(21)	26	5	0
BPS	Colombia Government International Bond	1.000	06/20/2021	1.511	$	1,100	(35)	10	0	(25)
	Volkswagen International Finance NV	1.000	12/20/2016	0.311	EUR	3,200	(42)	49	7	0
BRC	Argentine Republic Government International Bond	5.000	06/20/2017	0.846	$	2,800	91	(2)	89	0
	Colombia Government International Bond	1.000	06/20/2021	1.511		4,600	(148)	44	0	(104)
	Italy Government International Bond	1.000	12/20/2019	1.062		22,700	(11)	(25)	0	(36)
CBK	Brazil Government International Bond	1.000	12/20/2016	0.558		8,700	(124)	136	12	0
	Brazil Government International Bond	1.000	03/20/2017	0.558		16,100	(181)	220	39	0
	DISH DBS Corp.	5.000	09/20/2021	3.356		7,500	647	(78)	569	0
	Mexico Government International Bond	1.000	12/20/2018	0.791		300	0	2	2	0
	Volkswagen International Finance NV	1.000	12/20/2016	0.311	EUR	900	(8)	10	2	0
DUB	Argentine Republic Government International Bond	5.000	06/20/2017	0.846	$	3,200	109	(7)	102	0
	Berkshire Hathaway, Inc.	1.000	09/20/2020	0.639		36,400	(465)	988	523	0
	Brazil Government International Bond	1.000	12/20/2016	0.558		1,200	(18)	20	2	0
	Colombia Government International Bond	1.000	06/20/2021	1.511		100	(3)	1	0	(2)
	Community Health Systems, Inc.	5.000	06/20/2021	7.874		10,000	803	(1,867)	0	(1,064)
	Italy Government International Bond	1.000	03/20/2019	0.924		10,000	(197)	219	22	0
	Italy Government International Bond	1.000	06/20/2019	0.979		31,900	(61)	91	30	0
	Italy Government International Bond	1.000	09/20/2019	1.024		42,800	233	(247)	0	(14)
FBF	Caterpillar Financial Services Corp.	1.000	06/20/2019	0.334		2,500	64	(18)	46	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	141

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2016 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
GST	Argentine Republic Government International Bond	5.000%	06/20/2017	0.846%	$	1,500	$52	$(4)	$48	$0
	Brazil Government International Bond	1.000	12/20/2016	0.558		25,800	(383)	418	35	0
	California State General Obligation Bonds, Series 2003	1.000	09/20/2019	0.563		11,800	320	(166)	154	0
	Citigroup, Inc.	1.000	03/20/2019	0.504		1,000	10	2	12	0
	Colombia Government International Bond	1.000	06/20/2021	1.511		2,600	(84)	25	0	(59)
	MetLife, Inc.	1.000	12/20/2020	0.924		50,200	187	(13)	174	0
	Volkswagen International Finance NV	1.000	12/20/2016	0.311	EUR	2,550	(34)	39	5	0
	Volkswagen International Finance NV	1.000	12/20/2017	0.355		100	(2)	3	1	0
HUS	Colombia Government International Bond	1.000	06/20/2021	1.511	$	200	(6)	1	0	(5)
	Italy Government International Bond	1.000	03/20/2019	0.924		20,700	(438)	484	46	0
JPM	Colombia Government International Bond	1.000	06/20/2021	1.511		1,250	(40)	12	0	(28)
	MetLife, Inc.	1.000	12/20/2020	0.924		9,100	21	11	32	0
	Volkswagen International Finance NV	1.000	12/20/2016	0.311	EUR	1,100	(10)	12	2	0
	Volkswagen International Finance NV	1.000	12/20/2017	0.355		1,000	(23)	32	9	0
MYC	Brazil Government International Bond	1.000	03/20/2019	1.303		$11,800	(417)	334	0	(83)
	Brazil Government International Bond	1.000	09/20/2019	1.516		11,800	(237)	65	0	(172)
	California State General Obligation Bonds, Series 2003	1.000	09/20/2024	1.230		11,400	81	(260)	0	(179)
	Italy Government International Bond	1.000	03/20/2019	0.924		9,900	(190)	212	22	0
	Italy Government International Bond	1.000	12/20/2019	1.062		17,000	(8)	(19)	0	(27)
	Ohio State General Obligation Bonds, Series 2007	1.000	09/20/2019	0.433		3,400	99	(42)	57	0
	Volkswagen International Finance NV	1.000	12/20/2016	0.311	EUR	1,600	(16)	19	3	0

							$(705)	$975	$2,093	$(1,823)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Month GBP-UKRPI	3.337%	11/15/2030	GBP	790	$9	$12	$21	$0
	Receive	3-Month EUR-EXT-CPI	0.710	01/29/2020	EUR	63,200	(102)	(450)	0	(552)
BPS	Receive	3-Month EUR-EXT-CPI	0.700	01/30/2020		56,800	(8)	(455)	0	(463)
CBK	Pay	1-Month GBP-UKRPI	3.400	06/15/2030	GBP	1,870	(2)	114	112	0
	Receive	3-Month EUR-EXT-CPI	0.990	03/31/2020	EUR	5,100	(3)	(99)	0	(102)
DUB	Pay	1-Month GBP-UKRPI	3.300	11/15/2030	GBP	12,570	(5)	204	199	0
FBF	Pay	1-Month GBP-UKRPI	3.400	06/15/2030		1,200	7	65	72	0
GLM	Pay	1-Month GBP-UKRPI	3.140	01/14/2030		40	0	1	1	0
		3-Month EUR-EXT-CPI	0.740	01/26/2020	EUR	132,000	(455)	(933)	0	(1,388)
	Receive	3-Month EUR-EXT-CPI	0.660	01/30/2020		198,300	(14)	(1,136)	0	(1,150)
		3-Month EUR-EXT-CPI	0.992	03/30/2020		121,600	(21)	(2,428)	0	(2,449)
JPM	Pay	1-Month GBP-UKRPI	3.300	11/15/2030	GBP	2,690	4	38	42	0
MYC	Pay	1-Month GBP-UKRPI	3.300	11/15/2030		15,640	(25)	272	247	0

							$(615)	$(4,795)	$694	$(6,104)

Total Swap Agreements							$(1,158)	$(3,945)	$2,855	$(7,958)

142	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2016:

(k)	Securities with an aggregate market value of $16,130 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure (5)
AZD	$0	$0	$0	$0	$(2)	$0	$0	$(2)	$(2)	$0	$(2)
BOA	3,146	75	69	3,290	(226)	(74)	(577)	(877)	2,413	(2,915)	(502)
BPS	40,493	0	7	40,500	(254)	0	(488)	(742)	39,758	(39,340)	418
BRC	388	0	89	477	0	0	(140)	(140)	337	(340)	(3)
CBK	2,857	1,279	736	4,872	(150)	(1,400)	(102)	(1,652)	3,220	(5,963)	(2,743)
DUB	60,764	0	878	61,642	(711)	0	(1,080)	(1,791)	59,851	(60,673)	(822)
FBF	0	0	118	118	(1,032)	0	0	(1,032)	(914)	2,154	1,240
GLM	1,910	3,112	1	5,023	(5,383)	(3,808)	(4,987)	(14,178)	(9,155)	9,722	567
GST	0	0	429	429	0	0	(90)	(90)	339	(260)	79
HUS	672	0	46	718	(1,978)	0	(5)	(1,983)	(1,265)	1,507	242
JPM	1,553	731	153	2,437	(187)	(1,469)	(28)	(1,684)	753	(370)	383
MSB	14,031	0	0	14,031	(108)	0	0	(108)	13,923	(13,750)	173
MYC	0	1,166	329	1,495	0	(1,177)	(461)	(1,638)	(143)	(258)	(401)
NAB	11	0	0	11	(11)	0	0	(11)	0	0	0
SCX	351	0	0	351	(3,259)	0	0	(3,259)	(2,908)	2,747	(161)
SOG	193	7,209	0	7,402	0	(12)	0	(12)	7,390	(7,090)	300
TOR	174	0	0	174	0	0	0	0	174	(330)	(156)
UAG	50,513	0	0	50,513	(33)	0	0	(33)	50,480	(49,789)	691

Total Over the Counter	$177,056	$13,572	$2,855	$193,483	$(13,334)	$(7,940)	$(7,958)	$(29,232)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$5	$5
Futures	0	0	0	0	180	180
Swap Agreements	0	0	0	0	14,375	14,375

	$0	$0	$0	$0	$14,560	$14,560

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$177,056	$0	$177,056
Purchased Options	0	0	0	7,406	6,166	13,572
Swap Agreements	0	2,161	0	0	694	2,855

	$0	$2,161	$0	$184,462	$6,860	$193,483

	$0	$2,161	$0	$184,462	$21,420	$208,043

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2,313	$2,313
Swap Agreements	0	1,625	0	0	1,635	3,260

	$0	$1,625	$0	$0	$3,948	$5,573

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$13,334	$0	$13,334
Written Options	0	0	0	374	7,566	7,940
Swap Agreements	0	1,854	0	0	6,104	7,958

	$0	$1,854	$0	$13,708	$13,670	$29,232

	$0	$3,479	$0	$13,708	$17,618	$34,805

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	143

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

September 30, 2016 (Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(157)	$(157)
Written Options	0	0	0	0	1,780	1,780
Futures	0	0	0	0	30,507	30,507
Swap Agreements	0	(8,007)	0	0	(164,658)	(172,665)

	$0	$(8,007)	$0	$0	$(132,528)	$(140,535)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$418,223	$0	$418,223
Purchased Options	0	0	0	(2,487)	(2,994)	(5,481)
Written Options	0	571	0	5,322	5,041	10,934
Swap Agreements	0	851	0	0	10,391	11,242

	$0	$1,422	$0	$421,058	$12,438	$434,918

	$0	$(6,585)	$0	$421,058	$(120,090)	$294,383

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(25)	$(25)
Futures	0	0	0	0	(618)	(618)
Swap Agreements	0	(771)	0	0	101,145	100,374

	$0	$(771)	$0	$0	$100,502	$99,731

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(413,917)	$0	$(413,917)
Purchased Options	0	0	0	2,316	(6,473)	(4,157)
Written Options	0	(115)	0	(415)	4,485	3,955
Swap Agreements	0	3,946	0	0	24,788	28,734

	$0	$3,831	$0	$(412,016)	$22,800	$(385,385)

	$0	$3,060	$0	$(412,016)	$123,302	$(285,654)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Investments in Securities, at Value
Bank Loan Obligations	$0	$16,864	$0	$16,864
Corporate Bonds & Notes
Banking & Finance	0	869,739	31,138	900,877
Industrials	0	190,680	0	190,680
Utilities	0	111,190	0	111,190
Municipal Bonds & Notes
California	0	16,706	0	16,706
Illinois	0	6,642	0	6,642
New York	0	10,978	0	10,978
Ohio	0	976	0	976
Washington	0	29,433	0	29,433
West Virginia	0	5,230	0	5,230
U.S. Government Agencies	0	755,155	273	755,428
U.S. Treasury Obligations	0	2,027,104	0	2,027,104
Non-Agency Mortgage-Backed Securities	0	683,020	1,198	684,218
Asset-Backed Securities	0	1,098,390	0	1,098,390
Sovereign Issues	0	72,415	0	72,415
Convertible Preferred Securities
Banking & Finance	0	4,551	0	4,551
Short-Term Instruments
Commercial Paper	0	84,554	0	84,554
U.S. Treasury Bills	0	5,820	0	5,820

	$0	$5,989,447	$32,609	$6,022,056

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$198	$0	$0	$198

Total Investments	$198	$5,989,447	$32,609	$6,022,254

Short Sales, at Value - Liabilities
U.S. Government Agencies	0	(4,053)	0	(4,053)

	$0	$(4,053)	$0	$(4,053)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	180	14,380	0	14,560
Over the counter	0	193,483	0	193,483

	$180	$207,863	$0	$208,043

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(2,313)	(3,260)	0	(5,573)
Over the counter	0	(29,232)	0	(29,232)

	$(2,313)	$(32,492)	$0	$(34,805)

Totals	$(1,935)	$6,160,765	$32,609	$6,191,439

There were no significant transfers between Levels 1, 2, or 3 during the period ended September 30, 2016.

144	PIMCO BOND FUNDS	See Accompanying Notes

Notes to Financial Statements

September 30, 2016 (Unaudited)

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A, Class C and Class R shares of the funds (each a “Fund” and collectively the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled within a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies are recorded as dividend income. Long-term capital gain distributions received from registered investment companies are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	145

Notes to Financial Statements (Cont.)

specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency
Fund Name	Declared	Distributed
PIMCO Extended Duration Fund	Daily	Monthly
PIMCO GNMA Fund	Daily	Monthly
PIMCO Long Duration Total Return Fund	Daily	Monthly
PIMCO Long-Term U.S. Government Fund	Daily	Monthly
PIMCO Moderate Duration Fund	Daily	Monthly
PIMCO Mortgage Opportunities Fund	Daily	Monthly
PIMCO Mortgage-Backed Securities Fund	Daily	Monthly
PIMCO Total Return Fund II	Daily	Monthly
PIMCO Total Return Fund III	Daily	Monthly
PIMCO Unconstrained Bond Fund	Daily	Monthly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of transactions that may cause character differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) Statements of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a Statement of Cash Flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the entity’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the entity had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Funds with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements or sale-buyback transactions, have been determined to be at a level requiring a Statement of Cash Flows. Statements of Cash Flows, as applicable, have been prepared using the indirect method which requires net increase (decrease) in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(f) New Accounting Pronouncements  In August 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. The ASU did not have an impact on the Funds’ financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial

146	PIMCO BOND FUNDS

September 30, 2016 (Unaudited)

statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class. On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	147

Notes to Financial Statements (Cont.)

holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy,

148	PIMCO BOND FUNDS

September 30, 2016 (Unaudited)

and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available).

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	149

Notes to Financial Statements (Cont.)

For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates  Each Fund may invest in the PIMCO Short-Term Floating NAV Portfolio III (“Central Fund”) to the extent permitted by the Act and rules thereunder. The Central Fund is a registered investment company created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Fund are money market and short maturity fixed income instruments. The Central Fund may incur expenses related to its investment activities, but does not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Fund is considered to be affiliated with the Funds. The table below shows the Funds’ transactions in and earnings from investments in the affiliated Fund for the period ended September 30, 2016 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio III
Fund Name	Market Value 03/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO Extended Duration Fund	$2,735	$73,805	$(67,575)	$0	$0	$8,965	$5	$0
PIMCO GNMA Fund	136,929	351,671	(408,500)	45	(26)	80,119	270	0
PIMCO Long Duration Total Return Fund	176	198,216	(144,200)	4	0	54,196	16	0
PIMCO Long-Term U.S. Government Fund	146	137,107	(131,275)	5	0	5,983	8	0
PIMCO Moderate Duration Fund	52,084	247,144	(299,100)	11	(5)	134	44	0
PIMCO Mortgage-Backed Securities Fund	31,477	88,964	(110,000)	12	(7)	10,446	63	0
PIMCO Mortgage Opportunities Fund	64,673	715,854	(431,300)	90	(11)	349,306	953	0
PIMCO Total Return Fund II	17,961	121,049	(78,800)	0	(5)	60,205	49	0
PIMCO Total Return Fund III	5,178	133,312	(138,300)	0	0	190	12	0
PIMCO Unconstrained Bond Fund	84,217	892,193	(976,200)	6	(18)	198	92	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(d) in the Notes to Financial Statements for more information.

150	PIMCO BOND FUNDS

September 30, 2016 (Unaudited)

(b) Investments in Securities

Delayed-Delivery Transactions  Certain Funds may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

Loan Participations, Assignments and Originations  Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund or Funds. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans

(including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. As of September 30, 2016, the Funds had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	151

Notes to Financial Statements (Cont.)

insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

REITs  Certain Funds may invest in REITs, which are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Restricted Securities  Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may generally be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities held by the Funds at September 30, 2016 are disclosed in the Notes to Schedules of Investments.

U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary

152	PIMCO BOND FUNDS

September 30, 2016 (Unaudited)

authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Certain Funds may engage in strategies where they seek to extend the expiration or maturity of a position, such as a To Be Announced (“TBA”) security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively.

Separate Trading of Registered Interest and Principal of Securities  (“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities.

When-Issued Transactions  Certain Funds may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  Certain Funds may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements, and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  Certain Funds may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	153

Notes to Financial Statements (Cont.)

sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it may not own in anticipation of a decline in the fair value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Fund is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  Certain Funds may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  Certain Funds may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Funds may write or purchase options to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put

154	PIMCO BOND FUNDS

September 30, 2016 (Unaudited)

options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  Certain Funds may write or purchase credit default swaptions to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  Certain Funds may write or purchase foreign currency options. Purchasing foreign currency options gives a Fund the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  Certain Funds may write or purchase inflation-capped options to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  Certain Funds may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  Certain Funds may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Indices  Certain Funds may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

Options on Securities  Certain Funds may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. A Fund may write or purchase options to enhance returns or to hedge an existing position or future investment.

(d) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	155

Notes to Financial Statements (Cont.)

margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying a Fund’s investment policies and restrictions, swap agreements are generally valued by a Fund at market value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Credit Default Swap Agreements  Certain Funds may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced

156	PIMCO BOND FUNDS

September 30, 2016 (Unaudited)

obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  Certain Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because a Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	157

Notes to Financial Statements (Cont.)

Total Return Swap Agreements  Certain Funds may enter into total return swap agreements to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Market Risks  A Fund’s investments in financial derivative instruments and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign (non U.S.) currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by a Fund will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Fund may lose money if these changes are not anticipated by the Fund’s management. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). At present, the U.S. and many parts of the world, including certain European countries, are at or near historically low interest rates. The Funds may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Fund to lose value. If a Fund lost enough value, the Fund could face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Fund. Also, the Fund may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Fund in the same manner as a high volume of redemption requests. Large shareholder transactions may impact the Fund’s liquidity and net asset value. Such transactions may also increase the Fund’s transaction costs or otherwise cause the Fund to perform differently than intended. Moreover, the Fund is subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder.

If a Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency-denominated securities may reduce the Fund’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due

158	PIMCO BOND FUNDS

September 30, 2016 (Unaudited)

to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  A Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the creditworthiness of the Fund’s clearing broker, or the clearinghouse itself, rather than to a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Fund. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Funds through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to a Fund exceed a predetermined threshold, such counterparty shall advance collateral to the Fund in the form of cash or securities equal in value to the unpaid amount owed to the Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	159

Notes to Financial Statements (Cont.)

received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

160	PIMCO BOND FUNDS

September 30, 2016 (Unaudited)

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable are charged at an annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	Class P	Administrative Class	Class D	Class A	Class C	Class R
PIMCO Extended Duration Fund	0.25%	0.25%	0.35%	N/A	N/A	N/A	N/A	N/A
PIMCO GNMA Fund	0.25%	0.25%	0.35%	N/A	0.40%	0.40%	0.40%	N/A
PIMCO Long Duration Total Return Fund	0.25%	0.25%	0.35%	N/A	0.40%	N/A	N/A	N/A
PIMCO Long-Term U.S. Government Fund	0.225%	0.25%	0.35%	0.25%	0.40%	0.35%	0.35%	N/A
PIMCO Moderate Duration Fund	0.25%	0.21%	0.31%	0.21%	N/A	N/A	N/A	N/A
PIMCO Mortgage-Backed Securities Fund	0.25%	0.25%	0.35%	0.25%	0.40%	0.40%	0.40%	N/A
PIMCO Mortgage Opportunities Fund	0.35%	0.25%	0.35%	N/A	0.40%	0.40%	0.40%	N/A
PIMCO Total Return Fund II	0.25%	0.25%	0.35%	0.25%	N/A	N/A	N/A	N/A
PIMCO Total Return Fund III	0.25%	0.25%	0.35%	0.25%	N/A	N/A	N/A	N/A
PIMCO Unconstrained Bond Fund	0.60%	0.30%	0.40%	0.30%	0.45%	0.45%	0.45%	0.45%

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of each Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, a Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A
All Funds	—	0.25%
Class C
All Funds	0.75%	0.25%
Class R
All Funds	0.25%	0.25%

	Distribution and/or Servicing Fee
Administrative Class and Class D
All Funds	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund. For the period ended September 30, 2016, the Distributor retained $3,410,859 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	161

Notes to Financial Statements (Cont.)

retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $145,000, plus $15,000 for each Board meeting attended in person, $750 ($2,000 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000, the valuation oversight committee lead receives an additional annual retainer of $8,500 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional annual retainer of $4,250) and the governance committee chair receives an additional annual retainer of $2,250. The Lead Independent Trustee receives an annual retainer of $13,000.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets except PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended September 30,

2016, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands†):

Fund Name	Purchases	Sales
PIMCO GNMA Fund	$18,988	$0
PIMCO Long Duration Total Return Fund	2,051	10,678
PIMCO Moderate Duration Fund	11,771	7,517
PIMCO Mortgage Opportunities Fund	359	543
PIMCO Total Return Fund II	6,440	16,657
PIMCO Total Return Fund III	5,633	4,922
PIMCO Unconstrained Bond Fund	2,449	22,246

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

162	PIMCO BOND FUNDS

September 30, 2016 (Unaudited)

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2016, were as follows (amounts in thousands):

	U S Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO Extended Duration Fund	$554,459	$362,553	$24,836	$5,072
PIMCO GNMA Fund	12,604,726	12,496,871	16,695	2,821
PIMCO Long Duration Total Return Fund	1,529,932	1,314,936	559,862	567,249
PIMCO Long-Term U.S. Government Fund	861,392	394,930	10,355	1,500
PIMCO Moderate Duration Fund	1,718,180	1,602,282	160,382	208,688
PIMCO Mortgage-Backed Securities Fund	3,055,399	3,038,391	19,872	1,506
PIMCO Mortgage Opportunities Fund	23,661,178	22,957,825	115,942	66,873
PIMCO Total Return Fund II	3,139,147	3,081,184	103,235	107,226
PIMCO Total Return Fund III	3,536,445	3,434,691	95,362	118,005
PIMCO Unconstrained Bond Fund	8,731,898	8,379,918	111,821	907,052

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	PIMCO Extended Duration Fund				PIMCO GNMA Fund
	Six Months Ended 09/30/2016 (Unaudited)		Year Ended 03/31/2016		Six Months Ended 09/30/2016 (Unaudited)		Year Ended 03/31/2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	27,882	$249,813	22,191	$179,474	5,746	$65,416	11,769	$133,428
Class P	1,253	11,399	9,977	83,164	1,624	18,464	5,500	62,233
Administrative Class	0	0	0	0	0	0	0	0
Class D	0	0	0	0	950	10,808	3,972	44,905
Class A	0	0	0	0	1,630	18,568	4,612	52,174
Class C	0	0	0	0	608	6,913	1,447	16,370
Class R	0	0	0	0	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	632	5,827	1,970	15,781	408	4,653	671	7,591
Class P	60	554	221	1,773	78	893	118	1,332
Administrative Class	0	0	0	0	0	0	0	0
Class D	0	0	0	0	98	1,119	185	2,092
Class A	0	0	0	0	212	2,421	394	4,464
Class C	0	0	0	0	55	626	98	1,113
Class R	0	0	0	0	0	0	0	0
Cost of shares redeemed
Institutional Class	(17,268)	(163,834)	(21,753)	(172,326)	(4,962)	(56,500)	(9,485)	(107,442)
Class P	(4,372)	(38,780)	(6,075)	(51,495)	(3,404)	(38,766)	(2,942)	(33,262)
Administrative Class	0	0	0	0	0	0	0	0
Class D	0	0	0	0	(1,975)	(22,487)	(4,357)	(49,293)
Class A	0	0	0	0	(4,446)	(50,677)	(7,875)	(89,111)
Class C	0	0	0	0	(1,067)	(12,151)	(3,055)	(34,593)
Class R	0	0	0	0	0	0	0	0
Net increase (decrease) resulting from Fund share transactions	8,187	$64,979	6,531	$56,371	(4,445)	$(50,700)	1,052	$12,001

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	163

Notes to Financial Statements (Cont.)

	PIMCO Long Duration Total Return Fund				PIMCO Long-Term U.S. Government Fund
	Six Months Ended 09/30/2016 (Unaudited)		Year Ended 03/31/2016		Six Months Ended 09/30/2016 (Unaudited)		Year Ended 03/31/2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	33,495	$386,995	69,966	$811,805	76,190	$493,826	42,581	$397,188
Class P	207	2,444	644	7,323	4,242	28,398	8,588	64,045
Administrative Class	0	0	0	0	1,042	6,937	1,419	12,320
Class D	998	11,967	153	1,738	2,641	17,719	4,474	30,762
Class A	0	0	0	0	9,336	61,988	24,706	204,098
Class C	0	0	0	0	1,363	9,095	2,235	16,257
Class R	0	0	0	0	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	5,055	59,971	25,623	284,072	1,030	6,946	17,736	110,502
Class P	11	133	74	826	81	546	2,375	14,567
Administrative Class	0	0	0	0	52	350	1,983	12,330
Class D	5	60	37	414	23	156	92	582
Class A	0	0	0	0	236	1,579	8,736	54,058
Class C	0	0	0	0	35	234	1,553	9,498
Class R	0	0	0	0	0	0	0	0
Cost of shares redeemed
Institutional Class	(70,265)	(834,472)	(190,243)	(2,143,345)	(42,554)	(289,764)	(40,750)	(420,435)
Class P	(187)	(2,194)	(1,352)	(15,251)	(3,584)	(24,077)	(5,232)	(42,622)
Administrative Class	0	0	0	0	(1,149)	(7,725)	(3,863)	(38,046)
Class D	(216)	(2,601)	(874)	(9,765)	(1,826)	(12,162)	(3,099)	(22,655)
Class A	0	0	0	0	(14,232)	(94,659)	(25,922)	(236,690)
Class C	0	0	0	0	(1,363)	(9,171)	(1,937)	(17,831)
Class R	0	0	0	0	0	0	0	0
Net increase (decrease) resulting from Fund share transactions	(30,897)	$(377,697)	(95,972)	$(1,062,183)	31,563	$190,216	35,675	$147,928

164	PIMCO BOND FUNDS

September 30, 2016 (Unaudited)

PIMCO Moderate Duration Fund				PIMCO Mortgage-Backed Securities Fund				PIMCO Mortgage Opportunities Fund
Six Months Ended 09/30/2016 (Unaudited)		Year Ended 03/31/2016		Six Months Ended 09/30/2016 (Unaudited)		Year Ended 03/31/2016		Six Months Ended 09/30/2016 (Unaudited)		Year Ended 03/31/2016
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

17,845	$181,758	16,320	$167,011	2,343	$24,872	3,948	$41,492	54,315	$603,483	55,588	$613,348
61	619	316	3,256	212	2,254	602	6,338	15,064	167,199	60,036	665,786
190	1,946	1,044	10,708	52	551	271	2,849	0	0	0	0
0	0	0	0	417	4,432	2,845	29,927	1,606	17,806	6,276	69,463
0	0	0	0	204	2,170	948	9,980	1,410	15,598	4,063	44,794
0	0	0	0	87	923	200	2,102	425	4,694	1,910	21,158
0	0	0	0	0	0	0	0	0	0	0	0

1,453	14,820	6,075	61,902	136	1,445	260	2,733	2,097	23,237	4,536	49,993
7	72	28	288	8	84	15	155	246	2,727	379	4,171
0	0	0	0	3	35	18	189	0	0	0	0
0	0	0	0	36	388	89	935	93	1,027	195	2,148
0	0	0	0	28	294	54	564	64	711	113	1,240
0	0	0	0	5	58	11	112	23	256	48	523
0	0	0	0	0	0	0	0	0	0	0	0

(16,752)	(170,445)	(40,343)	(412,903)	(2,633)	(27,944)	(2,813)	(29,549)	(17,153)	(190,174)	(38,188)	(421,349)
(54)	(554)	(175)	(1,782)	(428)	(4,543)	(451)	(4,747)	(42,958)	(477,343)	(19,019)	(209,440)
(142)	(1,452)	(125)	(1,260)	(114)	(1,211)	(1,159)	(12,242)	0	0	0	0
0	0	0	0	(1,161)	(12,319)	(2,417)	(25,375)	(1,081)	(11,936)	(3,312)	(36,514)
0	0	0	0	(256)	(2,724)	(882)	(9,266)	(1,733)	(19,134)	(1,154)	(12,717)
0	0	0	0	(116)	(1,237)	(207)	(2,173)	(295)	(3,267)	(688)	(7,589)
0	0	0	0	0	0	0	0	0	0	0	0
2,608	$26,764	(16,860)	$(172,780)	(1,177)	$(12,472)	1,332	$14,024	12,123	$134,884	70,783	$785,015

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	165

Notes to Financial Statements (Cont.)

	PIMCO Total Return Fund II				PIMCO Total Return Fund III
	Six Months Ended 09/30/2016 (Unaudited)		Year Ended 03/31/2016		Six Months Ended 09/30/2016 (Unaudited)		Year Ended 03/31/2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	6,515	$64,069	8,233	$81,429	11,911	$108,803	14,200	$129,869
Class P	108	1,063	850	8,194	884	8,044	2,337	21,208
Administrative Class	112	1,108	281	2,769	620	5,681	2,007	18,292
Class D	0	0	0	0	0	0	0	0
Class A	0	0	0	0	0	0	0	0
Class C	0	0	0	0	0	0	0	0
Class R	0	0	0	0	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	942	9,258	5,532	53,485	1,374	12,584	4,691	42,653
Class P	14	135	37	359	72	659	229	2,084
Administrative Class	16	160	100	968	74	676	314	2,857
Class D	0	0	0	0	0	0	0	0
Class A	0	0	0	0	0	0	0	0
Class C	0	0	0	0	0	0	0	0
Class R	0	0	0	0	0	0	0	0
Cost of shares redeemed
Institutional Class	(12,230)	(120,250)	(35,564)	(352,656)	(8,797)	(80,446)	(34,322)	(315,137)
Class P	(126)	(1,235)	(903)	(9,041)	(1,452)	(13,260)	(2,380)	(21,854)
Administrative Class	(266)	(2,623)	(1,079)	(10,770)	(1,691)	(15,525)	(5,517)	(50,580)
Class D	0	0	0	0	0	0	0	0
Class A	0	0	0	0	0	0	0	0
Class C	0	0	0	0	0	0	0	0
Class R	0	0	0	0	0	0	0	0
Net increase (decrease) resulting from Fund share transactions	(4,915)	$(48,315)	(22,513)	$(225,263)	2,995	$27,216	(18,441)	$(170,608)

166	PIMCO BOND FUNDS

September 30, 2016 (Unaudited)

PIMCO Unconstrained Bond Fund
Six Months Ended 09/30/2016 (Unaudited)		Year Ended 03/31/2016
Shares	Amount	Shares	Amount

94,568	$987,102	36,209	$393,460
15,427	159,874	56,621	613,441
9	92	58	635
431	4,472	5,217	57,360
452	4,690	2,566	27,690
211	2,196	1,871	20,295
168	1,752	263	2,832

2,668	27,735	22,711	240,426
362	3,766	2,865	30,281
1	13	10	110
107	1,117	975	10,310
225	2,338	1,852	19,543
148	1,544	1,592	16,741
6	64	51	535

(128,266)	(1,334,920)	(382,070)	(4,112,352)
(94,310)	(984,183)	(80,848)	(864,820)
(180)	(1,881)	(76)	(826)
(2,692)	(27,883)	(18,120)	(194,764)
(6,919)	(71,702)	(24,123)	(259,243)
(6,462)	(67,009)	(20,369)	(218,519)
(159)	(1,654)	(627)	(6,677)
(124,205)	$(1,292,477)	(393,372)	$(4,223,542)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares
	Non Related Parties	Related Parties*	Non Related Parties	Related Parties*
PIMCO Extended Duration Fund	2	0	29%	0%
PIMCO Long-Term U.S. Government Fund	0	2	0%	34%
PIMCO Mortgage-Backed Securities Fund	1	0	15%	0%
PIMCO Total Return Fund II	1	0	22%	0%
PIMCO Total Return Fund III	1	0	11%	0%

*	Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a non-public investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with the opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Fund or on PIMCO’s ability to provide investment management services to any Fund.

The foregoing speaks only as of the date of this report.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	167

Notes to Financial Statements (Cont.)

September 30, 2016 (Unaudited)

14. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of September 30, 2016, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ending in 2013-2015, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2016, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†)(1):

	Short-Term	Long-Term
PIMCO Extended Duration Fund	$0	$0
PIMCO GNMA Fund	14,483	16,212
PIMCO Long Duration Total Return Fund	0	0
PIMCO Long-Term U.S. Government Fund*	60,419	66,243
PIMCO Moderate Duration Fund	15,170	6,738
PIMCO Mortgage-Backed Securities Fund	3,572	7,872
PIMCO Mortgage Opportunities Fund	12,750	5,033
PIMCO Total Return Fund II	841	3,312
PIMCO Total Return Fund III	0	0
PIMCO Unconstrained Bond	513,509	73,179

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	*Portion of amount represents realized loss and recognized built-in loss under IRC 382-383, which is carried forward to future years to offset future realized gain subject to certain limitations.

As of September 30, 2016, the aggregate cost and the net unrealized appreciation (depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (2)
PIMCO Extended Duration Fund	$720,042	$74,663	$(383)	$74,280
PIMCO GNMA Fund	1,637,915	13,889	(13,836)	53
PIMCO Long Duration Total Return Fund	3,558,430	361,084	(17,473)	343,611
PIMCO Long-Term U.S. Government Fund	1,142,594	79,115	(2,634)	76,481
PIMCO Moderate Duration Fund	1,863,843	59,160	(18,749)	40,411
PIMCO Mortgage-Backed Securities Fund	374,286	6,256	(1,984)	4,272
PIMCO Mortgage Opportunities Fund	3,987,382	78,534	(36,623)	41,911
PIMCO Total Return Fund II	1,172,282	49,665	(3,187)	46,478
PIMCO Total Return Fund III	1,698,160	68,052	(14,956)	53,096
PIMCO Unconstrained Bond Fund	5,780,485	340,738	(98,969)	241,769

(2)	Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

15. SUBSEQUENT EVENTS

Effective October 1, 2016, the supervisory and administrative fee for Class D shares of the PIMCO Long-Term U.S. Government Fund is decreased by 0.05% to 0.35% causing the Fund’s Total Annual Fund Operating Expenses to decrease.

On November 1, 2016, the Board approved the liquidation of the Administrative Class shares of the PIMCO Unconstrained Bond Fund. The liquidation of the Administrative Class shares is expected to occur on January 13, 2017.

Effective January 6, 2017, the name of the PIMCO Total Return Fund III will become the PIMCO Total Return ESG Fund.

There were no other subsequent events identified that require recognition or disclosure.

168	PIMCO BOND FUNDS

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	GRE	RBS Securities, Inc.	NOM	Nomura Securities International Inc.
BCY	Barclays Capital, Inc.	GSC	Goldman Sachs & Co.	NXN	Natixis New York
BOA	Bank of America N.A.	GST	Goldman Sachs International	RBC	Royal Bank of Canada
BOM	Bank of Montreal	HUS	HSBC Bank USA N.A.	RDR	RBC Capital Markets
BOS	Banc of America Securities LLC	IND	Crédit Agricole Corporate and Investment Bank S.A.	RYL	Royal Bank of Scotland Group PLC
BPS	BNP Paribas S.A.	JML	JPMorgan Securities PLC	SAL	Citigroup Global Markets, Inc.
BRC	Barclays Bank PLC	JPM	JPMorgan Chase Bank N.A.	SCX	Standard Chartered Bank
BSN	Bank of Nova Scotia	JPS	JPMorgan Securities, Inc.	SGY	Societe Generale, New York
CBK	Citibank N.A.	MEI	Merrill Lynch International	SOG	Societe Generale
DEU	Deutsche Bank Securities, Inc.	MSB	Morgan Stanley Bank N.A.	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services, Inc.	TDM	TD Securities (USA) LLC
FAR	Wells Fargo Bank National Association	MYI	Morgan Stanley & Co. International PLC	TOR	Toronto Dominion Bank
FBF	Credit Suisse International	NAB	National Australia Bank Ltd.	UAG	UBS AG Stamford
GLM	Goldman Sachs Bank USA	NGF	Nomura Global Financial Products, Inc.	UBS	UBS Securities LLC

Currency Abbreviations:
AUD	Australian Dollar	HKD	Hong Kong Dollar	NZD	New Zealand Dollar
BRL	Brazilian Real	ILS	Israeli Shekel	RUB	Russian Ruble
CAD	Canadian Dollar	INR	Indian Rupee	SEK	Swedish Krona
CHF	Swiss Franc	JPY	Japanese Yen	SGD	Singapore Dollar
CNH	Chinese Renminbi (Offshore)	KRW	South Korean Won	THB	Thai Baht
DKK	Danish Krone	MXN	Mexican Peso	TWD	Taiwanese Dollar
EUR	Euro	MYR	Malaysian Ringgit	USD (or $)	United States Dollar
GBP	British Pound	NOK	Norwegian Krone	ZAR	South African Rand

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	MTGEFNCL	FNMA 30-Year Coupon Index
CDX.HY	Credit Derivatives Index - High Yield	EXT-CPI	Excluding Tobacco-Non-revised Consumer Price Index	UKRPI	United Kingdom Retail Price Index
CDX.IG	Credit Derivatives Index - Investment Grade	IOS.FN.300.12	2012 Fannie Mae 3.0% Interest Only Synthetic Total Return Swap Index	USSW	10-Year USD Swap Spread (Semiannual Fixed Rate vs. 3-Month LIBOR)
CMBX	Commercial Mortgage-Backed Index	IOS.FN.650.67	Fannie Mae Interest Only Synthetics Total Return Swap Index

Municipal Bond or Agency Abbreviations:
NPFGC	National Public Finance Guarantee Corp.	PSF	Public School Fund

Other Abbreviations:
ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	REIT	Real Estate Investment Trust
AID	Agency International Development	CMBS	Collateralized Mortgage-Backed Security	REMIC	Real Estate Mortgage Investment Conduit
ALT	Alternate Loan Trust	FSB	Federal Savings Bank	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
BABs	Build America Bonds	LIBOR	London Interbank Offered Rate
CDO	Collateralized Debt Obligation	NCUA	National Credit Union Administration

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	169

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement and Amended and Restated Sub-Advisory Agreement

At a meeting held on August 15-16, 2016, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2017. The Board also considered and unanimously approved the renewal of the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement” and together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2017. In addition, the Board considered and unanimously approved the renewal of the: (i) Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); and (ii) Amended and Restated Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between PIMCO, on behalf of PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE Fundamental PLUS EMG Fund, PIMCO RAE Fundamental PLUS Fund, PIMCO RAE Fundamental PLUS International Fund, PIMCO RAE Fundamental PLUS Small Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund, PIMCO RAE Worldwide Fundamental Advantage PLUS Fund and PIMCO RAE Worldwide Long/Short PLUS Fund, each a series of the Trust, and Research Affiliates, each for an additional one-year term through August 31, 2017.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. Information Received

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Funds, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds, and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance information and fee and expense data. The Board received presentations on matters related to the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 15-16, 2016 meeting. The Independent Trustees also conducted a telephonic meeting with counsel to the Trust and the Independent Trustees in advance of the August 15-16, 2016 meeting to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement. In addition, the Independent Trustees requested and received additional information from PIMCO including, but not limited to, information related to profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the

170	PIMCO BOND FUNDS

(Unaudited)

information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement, but is not intended to summarize all of the factors considered by the Board.

2. Nature, Extent and Quality of Services

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to investing in information technology and infrastructure supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract, retain and promote qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Funds.

The Trustees considered information they had received about the steps that PIMCO has taken with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the Counterparty Risk Committee, which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees also considered that PIMCO has continued to strengthen the process it uses to assess the financial stability of counterparties with which the Funds do business, to manage collateral and to protect the Funds from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2015, including, but not limited to: continuing enhancement of analytics and technology systems; enhancing data processing and security and development tools and applications; continuing investment in its enterprise risk management function, including PIMCO’s cybersecurity program; building specialized talent in the PIMCO Global Advisory Board and continuing to hire new portfolio managers; continuing to expand the Funds Business Group global operating model; developing a website monitoring application to ensure accurate data content; engaging a third-party to perform an independent assessment of the application utilized for income servicing and enhancing the application to provide portfolio managers with more timely and high quality quarterly reporting; establishing a Fund Treasurer’s Office to provide, among other things, guidance with respect to industry and regulatory initiatives; advancing technology developers in global tax management application; conducting an end-to-end review of State Street IMS, custodian and pricing vendor connectivity in connection with the pricing function; continuing development of Pricing Portal to improve identification and feedback to vendors regarding valuations; continuing extensive pricing vendor due diligence; and partnering with Boston Financial Data Services, Inc. to establish secondary call center and other call center enhancements. The Trustees also considered the Funds’ outflows over recent periods, including whether the decline in the Funds’ assets and the reduction in PIMCO’s total assets under management materially impacted the service quality or resources available to the Funds. The Trustees concluded that there has been no adverse impact to service quality or resource available to the Funds.

Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund and the sub-advisory services provided by Research Affiliates to the PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE Fundamental PLUS

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	171

Approval of Investment Advisory Contract and Other Agreements (Cont.)

EMG Fund, PIMCO RAE Fundamental PLUS Fund, PIMCO RAE Fundamental PLUS International Fund, PIMCO RAE Fundamental PLUS Small Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund, PIMCO RAE Worldwide Fundamental Advantage PLUS Fund and PIMCO RAE Worldwide Long/Short PLUS Fund. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and, in particular, the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement and Sub-Advisory Agreement are likely to continue to benefit the Funds and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. Investment Performance

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended May 31, 2016 and other performance data, as available, over short- and long-term periods ended June 30, 2016 (the “PIMCO Report”) and from Lipper concerning the Funds’ performance, as available, over short- and long-term periods ended May 31, 2016 (the “Lipper Report”).

The Board considered information regarding both the short- and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 15-16, 2016 meeting. The Trustees noted that a majority of the Funds outperformed their respective Lipper medians over the three-, five- and ten-year periods ended June 30, 2016. The Board also noted that, as of June 30, 2016, the Institutional Class of 60%, 63% and 99% of the Funds’ assets (based on Institutional Class performance) outperformed their relative Lipper category median on a net-of-fees basis over the three-, five- and ten-year periods, respectively. In addition, the Board noted that the PIMCO Total Return Fund outperformed its benchmark for three-year periods as measured by monthly performance. The Trustees considered that other classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Funds may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: separate funds based upon maturity or duration; account for the applicable Funds’ hedging strategies; distinguish between enhanced index and actively managed equity strategies; include as many subsets as the Funds offer (i.e., Funds may be placed in a “catch-all” Lipper category to which they do not properly belong); or account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Funds and their so-called peers may not be particularly relevant to the consideration of Fund performance but found the comparative information supported its overall evaluation.

The Trustees noted that a majority of the Funds outperformed their respective benchmark indexes over the five- and ten-year periods ended June 30, 2016. The Board also noted that, as of June 30, 2016, 46%, 53% and 88% of the Funds’ assets (based on Institutional Class performance) outperformed their relative benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board considered that, according to Lipper, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net-of-fees basis over certain short- and long-term periods. The Board discussed with PIMCO the reasons for the underperformance of these Funds over short- and long-term periods. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of

172	PIMCO BOND FUNDS

(Unaudited)

PIMCO’s plans to monitor performance going forward. In addition, the Board considered PIMCO’s proposal to reduce the supervisory and administrative fees for certain share classes for the PIMCO All Asset Fund, PIMCO CommoditiesPLUS® Strategy Fund, PIMCO Emerging Local Bond Fund, PIMCO Global Multi-Asset Fund, PIMCO Long-Term U.S. Government Fund and the PIMCO RealPathTM Funds effective October 1, 2016, and that PIMCO is continuing fee waivers for certain Funds.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the management of a number of factors, including: varying maturities; prepayments; collateral management; counterparty management; pay-downs; credit and corporate events; workouts; derivatives; net new issuance in the bond market and extensive research for new issuances; and decreased market maker inventory levels. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages, including the Funds. Despite these challenges, the Board noted PIMCO’s ability to generate “alpha” (i.e., non-market correlated excess performance) for its clients over time, including the Trust.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements.

4. Advisory Fees, Supervisory and Administrative Fees and Total Expenses

The Board considered that PIMCO seeks to price funds to scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Fund returns to current and potential investors. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors. The Board considered that fund pricing generally is not driven by comparison to passively-managed products. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers reductions where appropriate, and noted in particular, the proposed reduction in supervisory and administrative fees for certain share classes for the PIMCO All Asset Fund, PIMCO CommoditiesPLUS® Strategy Fund, PIMCO Emerging Local Bond Fund, PIMCO Global Multi-

Asset Fund, PIMCO Long-Term U.S. Government Fund and the PIMCO RealPathTM Funds effective October 1, 2016.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. In addition, the Board noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Funds in their respective wholly-owned subsidiaries.

The Board also reviewed data comparing the Funds’ advisory fees to the standard and negotiated fee rates PIMCO charges to separate accounts and sub-advised clients with similar investment strategies. The Board noted that advisory fees for most Funds were similar to the fee rates charged to separate account strategies with the same investment strategies as the Funds. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor. In considering the fees paid by the Funds, the Board noted that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	173

Approval of Investment Advisory Contract and Other Agreements (Cont.)

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board also considered that as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels even if the Funds’ operating costs rise when assets remain flat or decrease. The Board considered that the Funds’ unified fee structure meant that fees were not impacted by recent outflows in certain Funds, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs are passed through to a smaller asset base. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Funds and classes. The Board noted that, with few exceptions, PIMCO has generally maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. The Board noted that several Funds launched in recent years have been unique products that have few peers, if any, and cannot easily be grouped with comparable funds. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by Lipper, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Fund, are reasonable.

5. Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole, as well as the resulting level of profits to PIMCO, noting that those results were lower than the prior year due to declines in PIMCO’s revenue as a result of recent outflows and slower declines in PIMCO’s expenses. To the extent applicable, the Board also reviewed information regarding the portion of a Fund’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Fund. Additionally, the Board noted that profit margins with respect to the Funds were within the ranges of publicly held investment management companies reported by Lipper and Strategic Insight (an independent provider of fund industry research). The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, information security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Funds and their shareholders in a number of ways, including through the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. The Board reviewed the history of the Funds’ fee structure, noting that the unified fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Fund at specified levels for a period of time to make the Funds attractive to an institutional shareholder base. The Board noted that additional Funds and share classes have been launched on that institutional platform, which has meant that many of the Funds have traditionally had lower fees than

174	PIMCO BOND FUNDS

(Unaudited)

many competitors. In considering the advisory fees paid by the Funds, the Board also noted that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed unified fees even if the particular Fund’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees noted, for example, that the Total Return Fund, which experienced significant outflows in 2014 and 2015, could have seen increases in effective fee rates and total expense ratios if its fee schedule had featured breakpoints or if it did not have a unified fee structure. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and each of the Funds, to the benefit of their respective shareholders.

6. Ancillary Benefits

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. Conclusions

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO and Research Affiliates supported the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements, and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement and the Sub-Advisory Agreement, and that the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement was in the best interests of the Funds and their shareholders.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	175

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF4002SAR_093016

PIMCO Funds

Semiannual Report

September 30, 2016

Credit Bond Funds

PIMCO Credit Absolute Return Fund

PIMCO Diversified Income Fund

PIMCO Floating Income Fund

PIMCO High Yield Spectrum Fund

PIMCO Long-Term Credit Fund

PIMCO Senior Floating Rate Fund

PIMCO Capital Securities and Financials Fund

Share Classes

■	Institutional
■	P
■	Administrative
■	D
■	A
■	C

(1)	Consolidated Schedule of Investments

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

On the following pages of this PIMCO Funds Semiannual Report, which covers the six-month reporting period ended September 30, 2016, please find specific details regarding investment performance and a discussion of factors that most affected performance over the reporting period.

PIMCO announced on July 19, 2016 that the firm’s Managing Directors have selected Emmanuel (Manny) Roman as PIMCO’s next Chief Executive Officer effective November 1, 2016, and PIMCO’s former CEO Douglas Hodge assumed a new role as Managing Director and Senior Advisor effective on the same date.

The announcement of Mr. Roman as PIMCO’s CEO was the culmination of a process undertaken by the firm to hire a senior executive who would add leadership and strategic insights combined with a deep appreciation of PIMCO’s diversified global businesses, investment process and focus on superior investment performance and client-service. Mr. Roman’s appointment has the full support of the firm’s leadership including Mr. Hodge, PIMCO’s President Jay Jacobs, the firm’s Executive Committee and its Managing Directors. Mr. Roman has nearly 30 years of experience in the investment industry, with expertise in fixed income and proven executive leadership, most recently as CEO of Man Group PLC, one of the world’s largest publicly-traded alternative asset managers and a leader in liquid, high-alpha investment strategies.

Financial market highlights of the six-month reporting period include:

■

The unexpected outcome of the U.K. referendum in June 2016 dominated headlines and market movements during the first half of the reporting period. Departing from the trend prevalent for the first two months of the period, volatility rose in June as sovereign yields rallied significantly while risk assets generally underperformed. Still, the fundamental backdrop remained mostly intact and expectations for further central bank easing helped anchor risk appetite. Steadier commodity prices and fiscal stimulus in China helped bolster market sentiment, even as central banks remained on hold ahead of the Brexit referendum. Softer-than-expected employment data in the U.S. pushed market expectations for the next Federal Reserve (“Fed’) interest rate hike further out into the future.

■

During the second half of the reporting period, markets generally shook off the surprising result of the Brexit referendum, along with a host of political developments including new leadership in the U.K. and Brazil, a coup attempt in Turkey, and an increasingly acrimonious presidential race in the U.S. In this environment, volatility generally remained low and risk assets rallied. Central banks featured prominently in the headlines as monetary policy concerns (in particular, the longevity of central bank support) lingered beneath the seemingly benign market environment. The Bank of Japan’s “comprehensive review,” inaction by the European Central Bank (“ECB”), and the Fed’s solidifying path towards a potential interest rate increase in December 2016 all contributed to sovereign yields generally rising during this period. Still, equities moved higher (U.S. stock indices set record highs), credit spreads tightened, and emerging market assets continued to gain.

■

U.S. Treasury yields between 1-month through 3-years generally rose, but 2-year yields were flat. The rise in Libor and the potential for a year-end interest rate increase by the Fed caused shorter-term U.S. Treasury yields to rise over the reporting period. In contrast, the growth of negative yielding sovereign and corporate debt in certain global regions and investor fears of slowing global growth led to a flight-to-quality in intermediate- to long-term U.S. Treasuries, where yields generally declined. The yield on the benchmark ten-year U.S. Treasury note was 1.60% at the end of the reporting period, compared with 1.78% on March 31, 2016 (the end of the previous reporting period). U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned 1.81% over the reporting period. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned 2.68% over the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Bloomberg Barclays U.S. TIPS Index, returned 2.69% over the reporting period. Real interest rates generally declined over the reporting period on risk-off sentiment surrounding the U.K. referendum. Breakeven inflation dropped in the first part of the period as demand for nominal U.S. Treasuries outpaced that of U.S. TIPS, but meaningfully recovered in the last half of the period due to the rally in oil and stronger inflation prints.

■

Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, returned 8.42% over the reporting period. The rebound in commodities was led by the energy sector, which saw choppy price

2	PIMCO CREDIT BOND FUNDS

movements for most of the first half of the period before rebounding in the second half of the period on the back of OPEC talks of a potential production cut at their November 2016 meeting and constructive inventory data. Agriculture commodities were mixed over the period, while precious metals posted positive returns on flight-to-quality demand amidst uncertainty surrounding Brexit.

■

Agency mortgage-backed securities (“MBS”), as represented by the Bloomberg Barclays U.S. MBS Fixed Rate Index, returned 1.72% over the reporting period. Agency MBS modestly outperformed like-duration U.S. Treasuries despite heavy issuance, amid continued Fed reinvestment activity and strong demand from banks and overseas investors. Non-Agency MBS returns were also positive amid limited new supply, a recovering residential real estate market and favorable representation and warranty settlement developments.

■

The U.S. investment grade credit market, as represented by the Bloomberg Barclays U.S. Credit Index, returned 4.76% over the reporting period. Investment grade credit spreads tightened during the period given continued accommodative monetary policy action from global central banks and a positive technical backdrop. The high yield bond market, as represented by the BofA Merrill Lynch U.S. High Yield Index, returned 11.69% over the reporting period, due to the strong recovery experienced by commodity companies and triple-C credits.

■

Tax-exempt municipal bonds, as represented by the Bloomberg Barclays Municipal Bond Index, returned 2.30% over the reporting period. Positive returns were supported by persistent demand for tax-exempt income, as flows into municipal bond mutual funds helped absorb elevated new issue volume. Credit spreads tightened and the high yield municipal bond segment outperformed, driven by a rally in both tobacco and Puerto Rico domiciled securities. Puerto Rico’s relief rally was attributed to U.S. Congress passing legislation that appointed a federal oversight board and which may provide a framework for the restructuring of the island’s $70 billion debt complex.

■

Emerging market (“EM”) debt sectors were lifted by a combination of global drivers, including improving economic fundamentals, a growing appetite for risk assets and strong inflows into the asset class. Despite headwinds from the slowdown in China’s economy, returns were buoyed by the Fed’s slower tightening cycle and stable global commodity prices. In addition, political developments added a layer of idiosyncratic drivers to returns. EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 9.34% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 5.46% over the reporting period.

■

Global equities, including developed market and emerging market, generally posted positive returns as a result of renewed investor risk appetite and supportive global central bank policies. U.S. equities, as represented by the S&P 500 Index, returned 6.40% over the reporting period. Global equities, as represented by the MSCI World Index, returned 5.92% over the reporting period. EM equities, as measured by the MSCI Emerging Markets Index, returned 9.75% over the reporting period.

Thank you for the assets you have placed with us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Funds November 22, 2016

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	3

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

If a Fund estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. To determine the sources of a Fund’s distributions, the Fund references its accounting records at the time the distribution is paid. If, based on such accounting records, a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally will not be issued. It is important to note that differences exist between a Fund’s accounting entries maintained on a day-to-day basis, the Fund’s financial statements presented in accordance with U.S. GAAP, and accounting practices under income tax regulations. Examples of such differences may include the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. A Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders each January.

The Funds may be subject to various risks as described in each Fund’s prospectus. Some of these risks may include, but are not limited to, the following: new/small fund risk, interest rate risk, call risk, credit risk, capital and financial securities risk, concentration in banking industries risk, contingent convertible securities risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, basis risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, senior loan risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, management risk, subsidiary risk, Regulation S securities risk, short sale risk and convertible securities risk. A complete description of these and other risks is contained in each Fund’s prospectus.

The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that a Fund may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to a Fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Fund. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Fund. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, a Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

4	PIMCO CREDIT BOND FUNDS

Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if a Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that a Fund will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. In addition, with respect to the PIMCO Senior Floating Rate Fund, the Average Annual Total Return table does not reflect any redemption fees that would have applied for shares that are held 30 or fewer calendar days. Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first (i) 18 months after purchase for purchases made prior to August 10, 2015 and (ii) 12 months after purchase for purchases made on or after August 10, 2015. The Cumulative Returns chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, Class P, and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C, and Class D shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against a broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same fund classification. Each benchmark index and Lipper Average does not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class C	Class R	Diversification Status
PIMCO Credit Absolute Return Fund	08/31/11	08/31/11	08/31/11	—	08/31/11	08/31/11	08/31/11	08/31/11	Diversified
PIMCO Diversified Income Fund	07/31/03	07/31/03	04/30/08	10/29/04	07/31/03	07/31/03	07/31/03	—	Diversified
PIMCO Floating Income Fund	07/30/04	07/30/04	04/30/08	12/30/05	07/30/04	07/30/04	09/30/04	—	Diversified
PIMCO High Yield Spectrum Fund	09/15/10	09/15/10	09/15/10	—	09/15/10	09/15/10	09/15/10	—	Diversified
PIMCO Long-Term Credit Fund	03/31/09	03/31/09	02/29/12	—	10/31/14	—	—	—	Diversified
PIMCO Senior Floating Rate Fund	04/29/11	04/29/11	04/29/11	—	04/29/11	04/29/11	04/29/11	04/29/11	Diversified
PIMCO Capital Securities and Financials Fund	04/13/15	04/13/15	04/13/15	—	04/13/15	04/13/15	04/13/15	—	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	5

Important Information About the Funds (Cont.)

service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

PIMCO Funds files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of each Fund’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Funds’ website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

6	PIMCO CREDIT BOND FUNDS

PIMCO Credit Absolute Return Fund

Institutional Class - PCARX	Class A - PZCRX
Class P - PPCRX	Class C - PCCRX
Class D - PDCRX

Cumulative Returns Through September 30, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 09/30/2016†§

Short-Term Instruments‡	30.4%
Corporate Bonds & Notes	30.2%
U.S. Treasury Obligations	12.9%
Non-Agency Mortgage-Backed Securities	11.4%
Asset-Backed Securities	9.6%
Other	5.5%
†	% of Investments, at value.

‡	Includes Central Funds used for Cash Management Purposes.

§	Allocation Breakdown and % of Investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended September 30, 2016
	6 Months*	1 Year	5 Years	Fund Inception (08/31/11)
PIMCO Credit Absolute Return Fund Institutional Class	6.73%	5.67%	3.72%	3.14%
PIMCO Credit Absolute Return Fund Class P	6.68%	5.55%	3.61%	3.04%
PIMCO Credit Absolute Return Fund Class D	6.54%	5.19%	3.29%	2.73%
PIMCO Credit Absolute Return Fund Class A	6.52%	5.15%	3.29%	2.72%
PIMCO Credit Absolute Return Fund Class A (adjusted)	2.57%	1.16%	2.50%	1.95%
PIMCO Credit Absolute Return Fund Class C	6.09%	4.41%	2.53%	1.96%
PIMCO Credit Absolute Return Fund Class C (adjusted)	5.09%	3.41%	2.53%	1.96%
3 Month USD LIBOR Index	0.32%	0.55%	0.37%	0.36%
Lipper Alternative Credit Focus Funds Average	4.33%	3.75%	2.74%	2.44%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 0.93% for Institutional Class shares, 1.03% for Class P shares, 1.33% for Class D shares, 1.33% for Class A shares, and 2.08% for Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO Credit Absolute Return Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Security selection, industry and sector allocation, and management of market risk within and across credit and corporate markets are expected to be the main drivers of returns over time. “Fixed Income Instruments” include bonds, debt securities, bank loans and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	Positive duration and long exposure to interest rates were positive for performance, as rates fell across most of the yield curve.

»	Long exposure to diversified financial credits was positive for performance, as the sector posted positive absolute returns.

»	Long exposure to non-agency mortgage-backed securities was positive for performance, as these securities rallied.

»	Long exposure to building materials was positive for performance, as the sector posted positive absolute returns.

»	Select shorts in wireless were negative for performance, as the sector posted positive absolute returns.

»	Short yen/long U.S. dollar currency positioning was negative for performance, as the yen rallied against the U.S. dollar.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	7

PIMCO Diversified Income Fund

Institutional Class - PDIIX	Class D - PDVDX
Class P - PDVPX	Class A - PDVAX
Administrative Class - PDAAX	Class C - PDICX

Cumulative Returns Through September 30, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as

of 09/30/2016†§

Corporate Bonds & Notes	44.9%
Asset-Backed Securities	12.6%
Non-Agency Mortgage-Backed Securities	11.4%
Sovereign Issues	9.1%
U.S. Treasury Obligations	8.0%
U.S. Government Agencies	6.6%
Short-Term Instruments‡	3.1%
Other	4.3%
†	% of Investments, at value.

‡	Includes Central Funds used for Cash Management Purposes.

§	Allocation Breakdown and % of Investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended September 30, 2016
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (07/31/03)
PIMCO Diversified Income Fund Institutional Class	9.04%	12.57%	6.62%	6.81%	7.41%
PIMCO Diversified Income Fund Class P	8.98%	12.46%	6.52%	6.70%	7.31%
PIMCO Diversified Income Fund Administrative Class	8.90%	12.29%	6.36%	6.54%	7.15%
PIMCO Diversified Income Fund Class D	8.82%	12.12%	6.20%	6.38%	6.98%
PIMCO Diversified Income Fund Class A	8.82%	12.12%	6.20%	6.38%	6.98%
PIMCO Diversified Income Fund Class A (adjusted)	4.73%	7.91%	5.39%	5.98%	6.67%
PIMCO Diversified Income Fund Class C	8.41%	11.28%	5.41%	5.59%	6.19%
PIMCO Diversified Income Fund Class C (adjusted)	7.41%	10.28%	5.41%	5.59%	6.19%
Bloomberg Barclays Global Credit Hedged USD Index	5.67%	9.19%	5.91%	5.65%	5.66%
1/3 each-Bloomberg Barclays Global Aggregate Credit ex Emerging Markets, USD Hedged; BofA Merrill Lynch BB-B Rated Developed Markets High Yield Constrained Index, USD Hedged; and JPMorgan EMBI Global, USD Hedged	7.59%	12.06%	7.20%	6.91%	7.32%
Lipper Multi-Sector Income Funds Average	5.56%	6.77%	4.97%	5.04%	5.74%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class M, Class P, Administrative Class, Class D, Class A, Class C, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class M, Class P, Administrative Class, Class D, Class A, Class C, and Class R, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 0.76% for Institutional Class shares, 0.86% for Class P shares, 1.01% for Administrative Class shares, 1.16% for Class D shares, 1.16% for Class A shares and 1.91% for Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO Diversified Income Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	An overweight to investment grade pipelines improved the Fund’s relative performance, as the sector outperformed the benchmark.

»	Security selection in high yield energy improved the Fund’s relative performance.

»	Positioning in Brazilian external debt improved the Fund’s relative performance.

»	Tactical positioning in non-agency mortgage-backed securities improved the Fund’s relative performance.

»	Security selection in government guaranteed debt improved the Fund’s relative performance, as select issuers held by the Fund outperformed the benchmark.

»	An underweight to high yield raw materials reduced the Fund’s relative performance, as the sector outperformed the benchmark.

»	An underweight to investment grade energy reduced the Fund’s relative performance, as the sector outperformed the benchmark.

8	PIMCO CREDIT BOND FUNDS

PIMCO Floating Income Fund

Institutional Class - PFIIX	Class D - PFIDX
Class P - PFTPX	Class A - PFIAX
Administrative Class - PFTAX	Class C - PFNCX

Cumulative Returns Through September 30, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 09/30/2016†§

Corporate Bonds & Notes	36.2%
U.S. Treasury Obligations	19.2%
Non-Agency Mortgage-Backed Securities	11.7%
U.S. Government Agencies	7.5%
Sovereign Issues	7.0%
Asset-Backed Securities	6.8%
Short-Term Instruments‡	5.9%
Bank Loan Obligations	5.4%
Other	0.3%
†	% of Investments, at value.

‡	Includes Central Funds used for Cash Management Purposes.

§	Allocation Breakdown and % of Investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended September 30, 2016
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (07/30/04)
PIMCO Floating Income Fund Institutional Class	9.00%	10.16%	5.05%	2.87%	3.58%
PIMCO Floating Income Fund Class P	8.94%	10.05%	4.95%	2.77%	3.48%
PIMCO Floating Income Fund Administrative Class	8.86%	9.89%	4.79%	2.62%	3.32%
PIMCO Floating Income Fund Class D	8.78%	9.72%	4.64%	2.47%	3.16%
PIMCO Floating Income Fund Class A	8.78%	9.72%	4.64%	2.46%	3.16%
PIMCO Floating Income Fund Class A (adjusted)	6.29%	7.24%	4.15%	2.23%	2.97%
PIMCO Floating Income Fund Class C	8.62%	9.39%	4.33%	2.16%	2.85%
PIMCO Floating Income Fund Class C (adjusted)	7.62%	8.39%	4.33%	2.16%	2.85%
3 Month USD LIBOR Index	0.32%	0.55%	0.37%	1.35%	1.76%
Equally weighted blend of three indices, at constant 0.25 year duration, as calculated by PIMCO: Bloomberg Barclays Global Aggregate Credit Component ex Emerging Markets, USD Hedged; BofA Merrill Lynch Global High Yield, BB-B Rated Constrained Developed Markets Index, USD Hedged; and JPMorgan EMBI Global, USD Hedged	6.34%	8.37%	4.88%	N/A	N/A
Lipper Multi-Sector Income Funds Average	5.56%	6.77%	4.97%	5.04%	5.38%♦

All Fund returns are net of fees and expenses.

* Cumulative return.

♦ Average annual total return since 07/31/2004.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class M, Class P, Administrative Class, Class D, Class A, Class C, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class M, Class P, Administrative Class, Class D, Class A, Class C, and Class R, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 0.56% for Institutional Class shares, 0.66% for Class P shares, 0.81% for Administrative Class shares, 0.96% for Class D shares, 0.96% for Class A shares, and 1.26% for Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO Floating Income Fund seeks maximum current yield consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of investments that effectively enable the Fund to achieve a floating rate of income, including, but not limited to, fixed-rate Fixed Income Instruments with respect to which the Fund has entered into derivative instruments to effectively convert the fixed-rate interest payments into floating-rate interest payments, variable and floating-rate Fixed Income Instruments and Fixed Income Instruments with durations of less than or equal to one year, each of which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	An overweight to investment grade pipelines improved the Fund’s relative performance, as the sector outperformed the benchmark.

»	Security selection in high yield energy improved the Fund’s relative performance.

»	Overweight exposure to Brazilian external debt improved the Fund’s relative performance, as these securities outperformed the Fund’s benchmark.

»	Tactical positioning in non-agency mortgage-backed securities improved the Fund’s relative performance, as these instruments posted positive absolute returns.

»	Security selection in government guaranteed debt improved the Fund’s relative performance, as select issuers held by the Fund outperformed the benchmark.

»	An underweight to high yield raw materials reduced the Fund’s relative performance, as the sector outperformed the benchmark.

»	An underweight to investment grade energy reduced the Fund’s relative performance, as the sector outperformed the benchmark.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	9

PIMCO High Yield Spectrum Fund

Institutional Class - PHSIX	Class A - PHSAX
Class P - PHSPX	Class C - PHSCX
Class D - PHSDX

Cumulative Returns Through September 30, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 09/30/2016†§

Corporate Bonds & Notes	93.3%
Short-Term Instruments‡	6.2%
Bank Loan Obligations	0.4%
Common Stocks	0.1%
†	% of Investments, at value.

‡	Includes Central Funds used for Cash Management Purposes.

§	Allocation Breakdown and % of Investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended September 30, 2016
	6 Months*	1 Year	5 Years	Fund Inception (09/15/10)
PIMCO High Yield Spectrum Fund Institutional Class	9.45%	11.46%	9.23%	7.60%
PIMCO High Yield Spectrum Fund Class P	9.40%	11.35%	9.12%	7.49%
PIMCO High Yield Spectrum Fund Class D	9.26%	11.07%	8.84%	7.22%
PIMCO High Yield Spectrum Fund Class A	9.26%	11.07%	8.85%	7.22%
PIMCO High Yield Spectrum Fund Class A (adjusted)	5.16%	6.89%	8.03%	6.54%
PIMCO High Yield Spectrum Fund Class C	8.85%	10.25%	8.04%	6.42%
PIMCO High Yield Spectrum Fund Class C (adjusted)	7.85%	9.25%	8.04%	6.42%
BofA/Merrill Lynch Developed Markets High Yield Constrained (USDHedged) Index	10.36%	12.16%	8.99%	7.65%
Lipper High Yield Funds Average	9.00%	9.32%	7.05%	5.96%♦

All Fund returns are net of fees and expenses.

* Cumulative return.

♦ Average annual total return since 09/30/2010.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 0.61% for Institutional Class shares, 0.71% for Class P shares, 0.96% for Class D shares, 0.96% for Class A shares, and 1.71% for Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO High Yield Spectrum Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities (“junk bonds”), which may be represented by convertibles, warrants, forwards, or derivatives such as swap agreements, rated below investment grade by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest, without limitation, in Fixed Income Instruments and other securities of any rating below investment grade as rated by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	Underweight exposure to energy detracted from relative performance, as the sector outperformed the broader high yield market.

»	Overweight exposure to health care was negative for relative performance, as the sector underperformed the broader high yield market.

»	Security selection in energy detracted from relative performance, as the Fund’s energy holdings underperformed the broader sector.

»	Security selection in telecommunications was positive for relative performance, as the Fund’s telecommunications holdings outperformed the broader sector.

»	Security selection in banking benefited relative performance, as the Fund’s banking holdings outperformed the broader sector.

»	Security selection in chemicals was positive for relative performance, as the Fund’s chemical holdings outperformed the broader sector.

10	PIMCO CREDIT BOND FUNDS

PIMCO Long-Term Credit Fund

Institutional Class - PTCIX	Class D - PTCDX
Class P - PLCPX

Cumulative Returns Through September 30, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 09/30/2016†§

Corporate Bonds & Notes	52.6%
U.S. Treasury Obligations	28.1%
Municipal Bonds & Notes	5.3%
U.S. Government Agencies	4.4%
Short-Term Instruments‡	1.7%
Other	7.9%
†	% of Investments, at value.

‡	Includes Central Funds used for Cash Management Purposes.

§	Allocation Breakdown and % of Investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended September 30, 2016
	6 Months*	1 Year	5 Years	Fund Inception (03/31/09)
PIMCO Long-Term Credit Fund Institutional Class	11.04%	18.36%	9.39%	12.61%
PIMCO Long-Term Credit Fund Class P	10.99%	18.24%	9.28%	12.50%
PIMCO Long-Term Credit Fund Class D	10.83%	17.89%	8.96%	12.16%
Bloomberg Barclays U.S. Long Credit Index	9.07%	15.73%	7.05%	11.19%
Lipper General Bond Funds Average	4.64%	6.75%	5.05%	8.68%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class M, Class P, Administrative Class, Class D, Class A, Class C, and Class R (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class M, Class P, Administrative Class, Class D, Class A, Class C, and Class R, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 0.65% for Institutional Class shares, 0.75% for Class P shares. and 1.05% for Class D Shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO Long-Term Credit Fund seeks total return which exceeds that of its benchmark, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	An overweight to brokerage was positive for performance, as the sector outperformed the index.

»	An overweight to midstream energy/pipelines was positive for performance, as the sector outperformed the index.

»	An underweight to metals and mining was negative for performance, as the sector outperformed the index.

»	Tactical exposure to emerging markets corporates and quasi sovereigns was positive for performance, as the sector outperformed the index.

»	An underweight to chemicals was negative for performance, as the sector outperformed the index.

»	An underweight to energy for most of the period was negative for performance, as the sector outperformed the index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	11

PIMCO Senior Floating Rate Fund

Institutional Class - PSRIX	Class A - PSRZX
Class P - PSRPX	Class C - PSRWX
Class D - PSRDX

Cumulative Returns Through September 30, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 09/30/2016†§

Bank Loan Obligations	82.2%
Short-Term Instruments‡	11.6%
Corporate Bonds & Notes	6.2%
†	% of Investments, at value.

‡	Includes Central Funds used for Cash Management Purposes.

§	Allocation Breakdown and % of Investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended September 30, 2016
	6 Months*	1 Year	5 Years	Fund Inception (04/29/11)
PIMCO Senior Floating Rate Fund Institutional Class	4.38%	4.46%	4.34%	3.61%
PIMCO Senior Floating Rate Fund Class P	4.33%	4.35%	4.24%	3.51%
PIMCO Senior Floating Rate Fund Class D	4.22%	4.14%	4.03%	3.31%
PIMCO Senior Floating Rate Fund Class A	4.22%	4.14%	4.03%	3.31%
PIMCO Senior Floating Rate Fund Class A (adjusted)	1.90%	1.76%	3.24%	2.58%
PIMCO Senior Floating Rate Fund Class C	3.83%	3.36%	3.26%	2.55%
PIMCO Senior Floating Rate Fund Class C (adjusted)	2.83%	2.36%	3.26%	2.55%
J.P. Morgan BB/B Leveraged Loan Index	4.82%	5.43%	5.34%	4.15%
Lipper Loan Participation Funds Average	5.58%	4.79%	4.68%	3.42%♦

All Fund returns are net of fees and expenses.

* Cumulative return.

♦ Average annual total return since 04/30/2011.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 0.72% for Institutional Class shares, 0.82% for Class P shares, 1.02% for Class D shares, 1.02% for Class A shares, and 1.77% for Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO Senior Floating Rate Fund seeks a high level of current income, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of floating or adjustable rate senior secured loans, senior corporate debt and other senior Fixed Income Instruments that effectively enable the Fund to achieve a floating rate of income. “Fixed Income Instruments” include bank loans, bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	Security selection in gaming, lodging and leisure was negative for relative performance, as the Fund’s gaming, lodging and leisure holdings underperformed the broader sector.

»	Security selection in metals and mining detracted from relative performance, as the Fund’s metals and mining holdings underperformed the broader sector.

»	Security selection in health care detracted from relative performance, as the Fund’s health care holdings underperformed the broader health care sector.

»	Tactical allocation to high yield bonds was positive for relative performance, as the Fund’s high yield positions outperformed the broad bank loan market.

»	Security selection in energy benefited relative performance, as the Fund’s energy positions outperformed the broader sector.

»	Security selection in technology was positive for relative performance, as the Fund’s technology holdings outperformed the broader technology sector.

12	PIMCO CREDIT BOND FUNDS

PIMCO Capital Securities and Financials Fund

Institutional Class - PFINX	Class A - PFANX
Class P - PFPNX	Class C - PFCNX
Class D - PFDNX

Cumulative Returns Through September 30, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 09/30/2016†§

Corporate Bonds & Notes	89.1%
Short-Term Instruments‡	9.4%
Common Stocks	1.5%
†	% of Investments, at value.

‡	Includes Central Funds used for Cash Management Purposes.

§	Allocation Breakdown and % of Investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended September 30, 2016
	6 Months*	1 Year	Fund Inception (04/13/15)
PIMCO Capital Securities and Financials Fund Institutional Class	8.51%	8.79%	4.42%
PIMCO Capital Securities and Financials Fund Class P	8.45%	8.88%	4.41%
PIMCO Capital Securities and Financials Fund Class D	8.41%	8.51%	4.09%
PIMCO Capital Securities and Financials Fund Class A	8.39%	8.52%	4.13%
PIMCO Capital Securities and Financials Fund Class A (adjusted)	4.30%	4.44%	1.45%
PIMCO Capital Securities and Financials Fund Class C	7.86%	7.68%	3.29%
PIMCO Capital Securities and Financials Fund Class C (adjusted)	6.86%	6.68%	3.29%
70% BofA Merrill Lynch 8% Constrained Core West Preferred & Jr Subordinated Securities Index (P8JC) and 30% BofA Merrill Lynch Contingent Capital Index (COCO)	6.17%	8.78%	5.20%
Lipper Financial Services Funds Average	8.29%	7.33%	2.04%♦

All Fund returns are net of fees and expenses.

* Cumulative return.

♦ Average annual total return since 04/30/2015.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 0.79% for Institutional Class shares, 0.89% for Class P shares, 1.14% for Class D shares, 1.14% for Class A shares, and 1.89% for Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO Capital Securities and Financials Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Capital Securities and Financial Securities. “Capital Securities” include securities issued by U.S. and non-U.S. financial institutions (including, but not limited to, banks and insurance companies) for purposes of satisfying their regulatory capital requirements. “Financial Securities” include Capital Securities and all other securities issued by U.S. and non-U.S. financial institutions (including, but not limited to, banks and insurance companies). Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	Exposure to Additional Tier 1 contingent convertible (“AT1 CoCo”) securities was positive for performance, as these securities outperformed the broader capital securities market.

»	Exposure to Tier 1/Preferred issues was positive for absolute performance, as these issues posted positive absolute returns.

»	Exposure to financial equity was positive for performance, as stocks outperformed broader capital securities.

»	Exposure to senior non-financials was negative for performance, as these bonds underperformed capital securities.

»	Overweight duration was positive for performance, as rates generally fell.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	13

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2016 to September 30, 2016 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these rows, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/16)	Ending Account Value (09/30/16)	Expenses Paid During Period*	Beginning Account Value (04/01/16)	Ending Account Value (09/30/16)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Credit Absolute Return Fund
Institutional Class	$1,000.00	$1,067.30	$4.77	$1,000.00	$1,020.73	$4.66	0.91%
Class P	1,000.00	1,066.80	5.29	1,000.00	1,020.22	5.17	1.01
Class D	1,000.00	1,065.40	6.86	1,000.00	1,018.70	6.70	1.31
Class A	1,000.00	1,065.20	6.86	1,000.00	1,018.70	6.70	1.31
Class C	1,000.00	1,060.90	10.76	1,000.00	1,014.90	10.52	2.06
PIMCO Diversified Income Fund
Institutional Class	$1,000.00	$1,090.40	$3.97	$1,000.00	$1,021.54	$3.84	0.75%
Class P	1,000.00	1,089.80	4.50	1,000.00	1,021.03	4.35	0.85
Administrative Class	1,000.00	1,089.00	5.29	1,000.00	1,020.27	5.12	1.00
Class D	1,000.00	1,088.20	6.09	1,000.00	1,019.51	5.89	1.15
Class A	1,000.00	1,088.20	6.09	1,000.00	1,019.51	5.89	1.15
Class C	1,000.00	1,084.10	10.04	1,000.00	1,015.71	9.71	1.90

14	PIMCO CREDIT BOND FUNDS

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/16)	Ending Account Value (09/30/16)	Expenses Paid During Period*	Beginning Account Value (04/01/16)	Ending Account Value (09/30/16)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Floating Income Fund
Institutional Class	$1,000.00	$1,090.00	$3.02	$1,000.00	$1,022.45	$2.92	0.57%
Class P	1,000.00	1,089.40	3.55	1,000.00	1,021.95	3.43	0.67
Administrative Class	1,000.00	1,088.60	4.34	1,000.00	1,021.19	4.20	0.82
Class D	1,000.00	1,087.80	5.13	1,000.00	1,020.43	4.97	0.97
Class A	1,000.00	1,087.80	5.13	1,000.00	1,020.43	4.97	0.97
Class C	1,000.00	1,086.20	6.71	1,000.00	1,018.91	6.50	1.27
PIMCO High Yield Spectrum Fund
Institutional Class	$1,000.00	$1,094.50	$3.29	$1,000.00	$1,022.20	$3.18	0.62%
Class P	1,000.00	1,094.00	3.82	1,000.00	1,021.69	3.69	0.72
Class D	1,000.00	1,092.60	5.14	1,000.00	1,020.43	4.97	0.97
Class A	1,000.00	1,092.60	5.14	1,000.00	1,020.43	4.97	0.97
Class C	1,000.00	1,088.50	9.10	1,000.00	1,016.62	8.79	1.72
PIMCO Long-Term Credit Fund
Institutional Class	$1,000.00	$1,110.40	$3.74	$1,000.00	$1,021.79	$3.59	0.70%
Class P	1,000.00	1,109.90	4.28	1,000.00	1,021.29	4.10	0.80
Class D	1,000.00	1,108.30	5.88	1,000.00	1,019.77	5.63	1.10
PIMCO Senior Floating Rate Fund
Institutional Class	$1,000.00	$1,043.80	$3.88	$1,000.00	$1,021.54	$3.84	0.75%
Class P	1,000.00	1,043.30	4.40	1,000.00	1,021.03	4.35	0.85
Class D	1,000.00	1,042.20	5.43	1,000.00	1,020.02	5.38	1.05
Class A	1,000.00	1,042.20	5.43	1,000.00	1,020.02	5.38	1.05
Class C	1,000.00	1,038.30	9.30	1,000.00	1,016.22	9.20	1.80
PIMCO Capital Securities and Financials Fund (Consolidated)
Institutional Class	$1,000.00	$1,085.10	$4.17	$1,000.00	$1,021.34	$4.05	0.79%
Class P	1,000.00	1,084.50	4.70	1,000.00	1,020.83	4.56	0.89
Class D	1,000.00	1,084.10	6.02	1,000.00	1,019.56	5.83	1.14
Class A	1,000.00	1,083.90	6.02	1,000.00	1,019.56	5.83	1.14
Class C	1,000.00	1,078.60	9.96	1,000.00	1,015.76	9.66	1.89

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Note 9 in the Notes to Financial Statements.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	15

Benchmark Descriptions

Index*	Description

1/3 each-Bloomberg Barclays Global Aggregate Credit ex Emerging Markets, USD Hedged; BofA Merrill Lynch BB-B Rated Developed Markets High Yield Constrained Index, USD Hedged; and JPMorgan EMBI Global, USD Hedged	The Bloomberg Barclays Global Aggregate Credit ex Emerging Markets (USD Hedged) provides a broad-based measure of the global developed markets investment-grade fixed income markets. The BofA Merrill Lynch BB-B Rated Developed Markets High Yield Constrained Index (USD Hedged) tracks the performance of below investment grade bonds of corporate issuers domiciled in developed market countries rated BB1 through B3, based on an average of Moody’s, S&P and Fitch. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. The index is rebalanced on the last calendar day of the month. The JPMorgan EMBI Global (USD Hedged) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, Brady bonds, loans, Eurobonds and local market instruments.

3 Month USD LIBOR Index	The 3 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

70% BofA Merrill Lynch 8% Constrained Core West Preferred & Jr Subordinated Securities Index (P8JC) and 30% BofA Merrill Lynch Contingent Capital Index (COCO)	The benchmark is a blend of 70% BofA Merrill Lynch 8% Constrained Core West Preferred & Jr Subordinated Securities Index (P8JC) and 30% BofA Merrill Lynch Contingent Capital Index (COCO). The BofA Merrill Lynch 8% Constrained Core West Preferred & Jr Subordinated Securities Index tracks the performance of US dollar denominated high grade and high yield preferred securities and deeply subordinated corporate debt issued in the US domestic market. Qualifying securities must be rated at least B3, based on an average of Moody’s, S&P and Fitch and have a country of risk of either the U.S. or a Western European country. Qualifying preferred securities must be issued as public securities or through a 144a filing, must have a fixed or floating dividend schedule and must have a minimum amount outstanding of $100 million. The BofA Merrill Lynch Contingent Capital Index tracks the performance of investment grade and below investment grade contingent capital debt publicly issued in the major domestic and eurobond markets. Qualifying securities must have a capital-dependent conversion feature and must be rated by either Moody’s, S&P or Fitch. In addition, qualifying securities must have at least one month remaining term to final maturity and at least 18 months to maturity at point of issuance. For investment grade debt, qualifying currencies and their respective minimum size requirements (in local currency terms) are: AUD 100 million; CAD 100 million; EUR 250 million; JPY 20 billion; GBP 100 million; and USD 250 million. For below investment grade debt, minimum size requirements are CAD 100 million, EUR 100 million, GBP 50 million, or USD 100 million.

Bloomberg Barclays Global Credit Hedged USD Index	Bloomberg Barclays Global Credit Hedged USD contains investment grade and high yield credit securities from the Multiverse represented in US Dollars on a hedged basis, (Multiverse is the merger of two groups: the Global Aggregate and the Global High Yield).

Bloomberg Barclays U.S. Long Credit Index	Bloomberg Barclays U.S. Long Credit Index includes both corporate and non-corporate sectors with maturities equal to or greater than 10 years. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. The non-corporate sectors are Sovereign, Supranational, Foreign Agency, and Foreign Local Government.

BofA/Merrill Lynch Developed Markets High Yield Constrained (USDHedged) Index	The BofA/Merrill Lynch Developed Markets High Yield Constrained (USD Hedged) Index is a subcomponent of the BofA Merrill Lynch Global High Yield Constrained (USD Hedged) Index that excludes all non-developed countries.

16	PIMCO CREDIT BOND FUNDS

Index*	Description

Equally weighted blend of three indices, at constant 0.25 year duration, as calculated by PIMCO: Bloomberg Barclays Global Aggregate Credit Component ex Emerging Markets, USD Hedged; BofA Merrill Lynch Global High Yield, BB-B Rated Constrained Developed Markets Index, USD Hedged; and JPMorgan EMBI Global, USD Hedged	The benchmark is an equally weighted blend of the following three indices at constant 0.25 year duration: Bloomberg Barclays Global Aggregate Credit ex Emerging Markets, BofA Merrill Lynch BB-B Rated Developed Markets High Yield Constrained Index, JPMorgan EMBI Global; All USD Hedged. The Bloomberg Barclays Global Aggregate Credit ex Emerging Markets provides a broad-based measure of the global investment-grade fixed income markets excluding emerging markets. The BofA Merrill Lynch BB-B Rated Developed Markets High Yield Constrained Index tracks the performance of below investment grade bonds of developed markets corporate rated BB1 through B3, based on an average of Moody’s, S&P and Fitch. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. The index is rebalanced on the last calendar day of the month. The JPMorgan EMBI Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, Brady bonds, loans, Eurobonds and local market instruments. This index only tracks the particular region or country.

J.P. Morgan BB/B Leveraged Loan Index	The J.P. Morgan BB/B Leveraged Loan Index is a subset of the broader Leveraged Loan Index, and as such follows all of the same inclusion rules, loan selection methodology and the rebalance process, with the sole exception being the tranche rating criteria.

*	It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	17

Financial Highlights

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Credit Absolute Return Fund
Institutional Class
04/01/2016 - 09/30/2016+	$9.32	$0.27	$0.35	$0.62	$(0.10)	$0.00	$0.00	$(0.10)
03/31/2016	10.02	0.35	(0.72)	(0.37)	(0.26)	(0.07)	0.00	(0.33)
03/31/2015	10.62	0.25	(0.07)	0.18	(0.40)	(0.38)	0.00	(0.78)
03/31/2014	10.70	0.18	(0.08)	0.10	(0.15)	(0.03)	0.00	(0.18)
03/31/2013	10.11	0.29	0.56	0.85	(0.24)	(0.02)	0.00	(0.26)
08/31/2011 - 03/31/2012	10.00	0.16	0.05	0.21	(0.10)	0.00	0.00	(0.10)
Class P
04/01/2016 - 09/30/2016+	9.30	0.26	0.36	0.62	(0.10)	0.00	0.00	(0.10)
03/31/2016	10.01	0.34	(0.73)	(0.39)	(0.25)	(0.07)	0.00	(0.32)
03/31/2015	10.61	0.26	(0.08)	0.18	(0.40)	(0.38)	0.00	(0.78)
03/31/2014	10.69	0.17	(0.08)	0.09	(0.14)	(0.03)	0.00	(0.17)
03/31/2013	10.11	0.28	0.55	0.83	(0.23)	(0.02)	0.00	(0.25)
08/31/2011 - 03/31/2012	10.00	0.16	0.06	0.22	(0.11)	0.00	0.00	(0.11)
Class D
04/01/2016 - 09/30/2016+	9.32	0.25	0.36	0.61	(0.09)	0.00	0.00	(0.09)
03/31/2016	10.03	0.30	(0.71)	(0.41)	(0.23)	(0.07)	0.00	(0.30)
03/31/2015	10.63	0.22	(0.08)	0.14	(0.36)	(0.38)	0.00	(0.74)
03/31/2014	10.72	0.15	(0.10)	0.05	(0.11)	(0.03)	0.00	(0.14)
03/31/2013	10.11	0.25	0.56	0.81	(0.18)	(0.02)	0.00	(0.20)
08/31/2011 - 03/31/2012	10.00	0.14	0.06	0.20	(0.09)	0.00	0.00	(0.09)
Class A
04/01/2016 - 09/30/2016+	9.34	0.25	0.36	0.61	(0.09)	0.00	0.00	(0.09)
03/31/2016	10.06	0.32	(0.74)	(0.42)	(0.23)	(0.07)	0.00	(0.30)
03/31/2015	10.66	0.22	(0.08)	0.14	(0.36)	(0.38)	0.00	(0.74)
03/31/2014	10.75	0.15	(0.10)	0.05	(0.11)	(0.03)	0.00	(0.14)
03/31/2013	10.11	0.25	0.56	0.81	(0.15)	(0.02)	0.00	(0.17)
08/31/2011 - 03/31/2012	10.00	0.15	0.04	0.19	(0.08)	0.00	0.00	(0.08)
Class C
04/01/2016 - 09/30/2016+	9.26	0.21	0.35	0.56	(0.05)	0.00	0.00	(0.05)
03/31/2016	9.98	0.24	(0.72)	(0.48)	(0.17)	(0.07)	0.00	(0.24)
03/31/2015	10.59	0.15	(0.09)	0.06	(0.29)	(0.38)	0.00	(0.67)
03/31/2014	10.70	0.07	(0.09)	(0.02)	(0.06)	(0.03)	0.00	(0.09)
03/31/2013	10.08	0.17	0.56	0.73	(0.09)	(0.02)	0.00	(0.11)
08/31/2011 - 03/31/2012	10.00	0.10	0.05	0.15	(0.07)	0.00	0.00	(0.07)

PIMCO Diversified Income Fund
Institutional Class
04/01/2016 - 09/30/2016+	$10.15	$0.26	$0.65	$0.91	$(0.24)	$0.00	$0.00	$(0.24)
03/31/2016	10.89	0.49	(0.47)	0.02	(0.70)	(0.06)	0.00	(0.76)
03/31/2015	11.63	0.49	(0.07)	0.42	(0.63)	(0.53)	0.00	(1.16)
03/31/2014	12.16	0.46	(0.36)	0.10	(0.55)	(0.08)	0.00	(0.63)
03/31/2013	11.64	0.48	0.74	1.22	(0.67)	(0.03)	0.00	(0.70)
03/31/2012	11.50	0.53	0.25	0.78	(0.60)	(0.04)	0.00	(0.64)
Class P
04/01/2016 - 09/30/2016+	10.15	0.26	0.64	0.90	(0.23)	0.00	0.00	(0.23)
03/31/2016	10.89	0.48	(0.47)	0.01	(0.69)	(0.06)	0.00	(0.75)
03/31/2015	11.63	0.49	(0.08)	0.41	(0.62)	(0.53)	0.00	(1.15)
03/31/2014	12.16	0.45	(0.36)	0.09	(0.54)	(0.08)	0.00	(0.62)
03/31/2013	11.64	0.47	0.73	1.20	(0.65)	(0.03)	0.00	(0.68)
03/31/2012	11.50	0.52	0.24	0.76	(0.58)	(0.04)	0.00	(0.62)
Administrative Class
04/01/2016 - 09/30/2016+	10.15	0.25	0.65	0.90	(0.23)	0.00	0.00	(0.23)
03/31/2016	10.89	0.47	(0.47)	0.00	(0.68)	(0.06)	0.00	(0.74)
03/31/2015	11.63	0.47	(0.07)	0.40	(0.61)	(0.53)	0.00	(1.14)
03/31/2014	12.16	0.43	(0.36)	0.07	(0.52)	(0.08)	0.00	(0.60)
03/31/2013	11.64	0.45	0.73	1.18	(0.63)	(0.03)	0.00	(0.66)
03/31/2012	11.50	0.51	0.24	0.75	(0.57)	(0.04)	0.00	(0.61)

18	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense And Dividends on Securities Sold Short		Expenses Excluding Interest Expense, Dividends on Securities Sold Short and Waivers		Net Investment Income		Portfolio Turnover Rate

$9.84	6.73%	$366,101	0.91	%*	0.91	%*	0.90	%*	0.90	%*	5.48	%*	82%
9.32	(3.77)	349,267	0.93		0.93		0.90		0.90		3.56		110
10.02	1.77	783,382	0.90		0.90		0.90		0.90		2.31		148
10.62	0.94	2,511,169	0.90		0.90		0.90		0.90		1.75		318
10.70	8.56	713,324	0.90		0.90		0.90		0.90		2.79		226
10.11	2.15	137,425	0.90	*	0.94	*	0.90	*	0.94	*	2.82	*	225

9.82	6.68	12,312	1.01	*	1.01	*	1.00	*	1.00	*	5.40	*	82
9.30	(3.97)	16,832	1.03		1.03		1.00		1.00		3.44		110
10.01	1.75	42,103	1.00		1.00		1.00		1.00		2.49		148
10.61	0.86	44,593	1.00		1.00		1.00		1.00		1.65		318
10.69	8.36	15,056	1.00		1.00		1.00		1.00		2.71		226
10.11	2.19	2,426	1.00	*	1.04	*	1.00	*	1.04	*	2.67	*	225

9.84	6.54	5,583	1.31	*	1.31	*	1.30	*	1.30	*	5.09	*	82
9.32	(4.18)	5,958	1.33		1.33		1.30		1.30		3.08		110
10.03	1.40	14,988	1.30		1.30		1.30		1.30		2.10		148
10.63	0.44	30,625	1.30		1.30		1.30		1.30		1.43		318
10.72	8.11	26,065	1.30		1.30		1.30		1.30		2.39		226
10.11	2.01	6,136	1.30	*	1.34	*	1.30	*	1.34	*	2.47	*	225

9.86	6.52	14,395	1.31	*	1.31	*	1.30	*	1.30	*	5.12	*	82
9.34	(4.21)	15,498	1.33		1.33		1.30		1.30		3.24		110
10.06	1.38	19,566	1.30		1.30		1.30		1.30		2.08		148
10.66	0.47	36,773	1.30		1.30		1.30		1.30		1.39		318
10.75	8.17	19,607	1.30		1.30		1.30		1.30		2.38		226
10.11	1.95	8,421	1.30	*	1.34	*	1.30	*	1.34	*	2.56	*	225

9.77	6.09	6,145	2.06	*	2.06	*	2.05	*	2.05	*	4.39	*	82
9.26	(4.83)	7,188	2.08		2.08		2.05		2.05		2.45		110
9.98	0.62	10,531	2.05		2.05		2.05		2.05		1.45		148
10.59	(0.24)	12,250	2.05		2.05		2.05		2.05		0.63		318
10.70	7.31	5,180	2.05		2.05		2.05		2.05		1.65		226
10.08	1.47	1,716	2.05	*	2.09	*	2.05	*	2.09	*	1.69	*	225

$10.82	9.04%	$2,329,072	0.75	%*	0.75	%*	0.75	%*	0.75	%*	4.91	%*	68%
10.15	0.27	1,876,489	0.76		0.76		0.75		0.75		4.71		99
10.89	3.85	2,132,087	0.76		0.76		0.75		0.75		4.27		59
11.63	1.02	4,929,952	0.75		0.75		0.75		0.75		3.94		80
12.16	10.62	6,388,188	0.75		0.75		0.75		0.75		3.97		184
11.64	6.99	4,770,751	0.75		0.75		0.75		0.75		4.64		65

10.82	8.98	68,449	0.85	*	0.85	*	0.85	*	0.85	*	4.78	*	68
10.15	0.17	53,679	0.86		0.86		0.85		0.85		4.63		99
10.89	3.74	50,087	0.86		0.86		0.85		0.85		4.25		59
11.63	0.92	72,021	0.85		0.85		0.85		0.85		3.83		80
12.16	10.51	116,078	0.85		0.85		0.85		0.85		3.87		184
11.64	6.88	58,345	0.85		0.85		0.85		0.85		4.57		65

10.82	8.90	11,372	1.00	*	1.00	*	1.00	*	1.00	*	4.58	*	68
10.15	0.02	8,983	1.01		1.01		1.00		1.00		4.47		99
10.89	3.59	9,663	1.01		1.01		1.00		1.00		4.14		59
11.63	0.77	9,325	1.00		1.00		1.00		1.00		3.68		80
12.16	10.34	12,590	1.00		1.00		1.00		1.00		3.72		184
11.64	6.72	6,692	1.00		1.00		1.00		1.00		4.45		65

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	19

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Diversified Income Fund (Cont.)
Class D
04/01/2016 - 09/30/2016+	$10.15	$0.24	$0.65	$0.89	$(0.22)	$0.00	$0.00	$(0.22)
03/31/2016	10.89	0.45	(0.47)	(0.02)	(0.66)	(0.06)	0.00	(0.72)
03/31/2015	11.63	0.45	(0.07)	0.38	(0.59)	(0.53)	0.00	(1.12)
03/31/2014	12.16	0.41	(0.35)	0.06	(0.51)	(0.08)	0.00	(0.59)
03/31/2013	11.64	0.43	0.74	1.17	(0.62)	(0.03)	0.00	(0.65)
03/31/2012	11.50	0.49	0.24	0.73	(0.55)	(0.04)	0.00	(0.59)
Class A
04/01/2016 - 09/30/2016+	10.15	0.24	0.65	0.89	(0.22)	0.00	0.00	(0.22)
03/31/2016	10.89	0.45	(0.47)	(0.02)	(0.66)	(0.06)	0.00	(0.72)
03/31/2015	11.63	0.45	(0.07)	0.38	(0.59)	(0.53)	0.00	(1.12)
03/31/2014	12.16	0.41	(0.35)	0.06	(0.51)	(0.08)	0.00	(0.59)
03/31/2013	11.64	0.43	0.74	1.17	(0.62)	(0.03)	0.00	(0.65)
03/31/2012	11.50	0.49	0.24	0.73	(0.55)	(0.04)	0.00	(0.59)
Class C
04/01/2016 - 09/30/2016+	10.15	0.20	0.65	0.85	(0.18)	0.00	0.00	(0.18)
03/31/2016	10.89	0.37	(0.47)	(0.10)	(0.58)	(0.06)	0.00	(0.64)
03/31/2015	11.63	0.37	(0.08)	0.29	(0.50)	(0.53)	0.00	(1.03)
03/31/2014	12.16	0.33	(0.36)	(0.03)	(0.42)	(0.08)	0.00	(0.50)
03/31/2013	11.64	0.34	0.74	1.08	(0.53)	(0.03)	0.00	(0.56)
03/31/2012	11.50	0.40	0.24	0.64	(0.46)	(0.04)	0.00	(0.50)

PIMCO Floating Income Fund
Institutional Class
04/01/2016 - 09/30/2016+	$7.67	$0.21	$0.48	$0.69	$(0.16)	$0.00	$0.00	$(0.16)
03/31/2016	8.26	0.36	(0.55)	(0.19)	(0.40)	0.00	0.00	(0.40)
03/31/2015	8.85	0.38	(0.54)	(0.16)	(0.43)	0.00	0.00	(0.43)
03/31/2014	8.94	0.32	(0.02)	0.30	(0.39)	0.00	0.00	(0.39)
03/31/2013	8.69	0.34	0.33	0.67	(0.42)	0.00	0.00	(0.42)
03/31/2012	9.15	0.36	(0.43)	(0.07)	(0.39)	0.00	0.00	(0.39)
Class P
04/01/2016 - 09/30/2016+	7.67	0.21	0.47	0.68	(0.15)	0.00	0.00	(0.15)
03/31/2016	8.26	0.36	(0.56)	(0.20)	(0.39)	0.00	0.00	(0.39)
03/31/2015	8.85	0.38	(0.55)	(0.17)	(0.42)	0.00	0.00	(0.42)
03/31/2014	8.94	0.33	(0.04)	0.29	(0.38)	0.00	0.00	(0.38)
03/31/2013	8.69	0.33	0.33	0.66	(0.41)	0.00	0.00	(0.41)
03/31/2012	9.15	0.35	(0.43)	(0.08)	(0.38)	0.00	0.00	(0.38)
Administrative Class
04/01/2016 - 09/30/2016+	7.67	0.20	0.48	0.68	(0.15)	0.00	0.00	(0.15)
03/31/2016	8.26	0.34	(0.55)	(0.21)	(0.38)	0.00	0.00	(0.38)
03/31/2015	8.85	0.36	(0.55)	(0.19)	(0.40)	0.00	0.00	(0.40)
03/31/2014	8.94	0.33	(0.05)	0.28	(0.37)	0.00	0.00	(0.37)
03/31/2013	8.69	0.31	0.33	0.64	(0.39)	0.00	0.00	(0.39)
03/31/2012	9.15	0.33	(0.43)	(0.10)	(0.36)	0.00	0.00	(0.36)
Class D
04/01/2016 - 09/30/2016+	7.67	0.19	0.48	0.67	(0.14)	0.00	0.00	(0.14)
03/31/2016	8.26	0.33	(0.55)	(0.22)	(0.37)	0.00	0.00	(0.37)
03/31/2015	8.85	0.35	(0.55)	(0.20)	(0.39)	0.00	0.00	(0.39)
03/31/2014	8.94	0.30	(0.04)	0.26	(0.35)	0.00	0.00	(0.35)
03/31/2013	8.69	0.30	0.33	0.63	(0.38)	0.00	0.00	(0.38)
03/31/2012	9.15	0.32	(0.43)	(0.11)	(0.35)	0.00	0.00	(0.35)

20	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense And Dividends on Securities Sold Short		Expenses Excluding Interest Expense, Dividends on Securities Sold Short and Waivers		Net Investment Income		Portfolio Turnover Rate

$10.82	8.82%	$61,909	1.15	%*	1.15	%*	1.15	%*	1.15	%*	4.47	%*	68%
10.15	(0.13)	46,148	1.16		1.16		1.15		1.15		4.31		99
10.89	3.43	57,048	1.16		1.16		1.15		1.15		3.95		59
11.63	0.62	70,643	1.15		1.15		1.15		1.15		3.50		80
12.16	10.18	177,151	1.15		1.15		1.15		1.15		3.57		184
11.64	6.56	82,911	1.15		1.15		1.15		1.15		4.24		65

10.82	8.82	159,388	1.15	*	1.15	*	1.15	*	1.15	*	4.51	*	68
10.15	(0.13)	146,814	1.16		1.16		1.15		1.15		4.32		99
10.89	3.44	161,337	1.16		1.16		1.15		1.15		3.95		59
11.63	0.62	197,915	1.15		1.15		1.15		1.15		3.53		80
12.16	10.18	340,140	1.15		1.15		1.15		1.15		3.57		184
11.64	6.56	250,697	1.15		1.15		1.15		1.15		4.25		65

10.82	8.41	107,338	1.90	*	1.90	*	1.90	*	1.90	*	3.76	*	68
10.15	(0.88)	103,810	1.91		1.91		1.90		1.90		3.57		99
10.89	2.67	121,179	1.91		1.91		1.90		1.90		3.21		59
11.63	(0.13)	148,202	1.90		1.90		1.90		1.90		2.79		80
12.16	9.36	205,753	1.90		1.90		1.90		1.90		2.82		184
11.64	5.77	167,387	1.90		1.90		1.90		1.90		3.49		65

$8.20	9.00%	$71,518	0.57	%*	0.57	%*	0.55	%*	0.55	%*	5.28	%*	138%
7.67	(2.38)	77,614	0.56		0.56		0.55		0.55		4.52		118
8.26	(1.93)	290,420	0.57		0.57		0.55		0.55		4.30		65
8.85	3.46	1,652,654	0.55		0.55		0.55		0.55		3.64		59
8.94	7.84	3,851,640	0.55		0.55		0.55		0.55		3.81		106
8.69	(0.70)	3,430,030	0.55		0.55		0.55		0.55		4.13		43

8.20	8.94	24,060	0.67	*	0.67	*	0.65	*	0.65	*	5.10	*	138
7.67	(2.49)	18,959	0.66		0.66		0.65		0.65		4.41		118
8.26	(2.02)	149,593	0.67		0.67		0.65		0.65		4.38		65
8.85	3.36	184,814	0.65		0.65		0.65		0.65		3.75		59
8.94	7.73	33,927	0.65		0.65		0.65		0.65		3.71		106
8.69	(0.80)	22,708	0.65		0.65		0.65		0.65		4.03		43

8.20	8.86	238	0.82	*	0.82	*	0.80	*	0.80	*	4.97	*	138
7.67	(2.63)	267	0.81		0.81		0.80		0.80		4.28		118
8.26	(2.18)	370	0.82		0.82		0.80		0.80		4.09		65
8.85	3.20	1,990	0.80		0.80		0.80		0.80		3.79		59
8.94	7.58	273	0.80		0.80		0.80		0.80		3.56		106
8.69	(0.96)	292	0.80		0.80		0.80		0.80		3.89		43

8.20	8.78	16,588	0.97	*	0.97	*	0.95	*	0.95	*	4.80	*	138
7.67	(2.77)	13,402	0.96		0.96		0.95		0.95		4.13		118
8.26	(2.32)	21,555	0.97		0.97		0.95		0.95		4.04		65
8.85	3.04	35,120	0.95		0.95		0.95		0.95		3.37		59
8.94	7.41	41,668	0.95		0.95		0.95		0.95		3.40		106
8.69	(1.09)	70,612	0.95		0.95		0.95		0.95		3.73		43

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	21

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Floating Income Fund (Cont.)
Class A
04/01/2016 - 09/30/2016+	$7.67	$0.19	$0.48	$0.67	$(0.14)	$0.00	$0.00	$(0.14)
03/31/2016	8.26	0.33	(0.55)	(0.22)	(0.37)	0.00	0.00	(0.37)
03/31/2015	8.85	0.35	(0.55)	(0.20)	(0.39)	0.00	0.00	(0.39)
03/31/2014	8.94	0.30	(0.04)	0.26	(0.35)	0.00	0.00	(0.35)
03/31/2013	8.69	0.30	0.33	0.63	(0.38)	0.00	0.00	(0.38)
03/31/2012	9.15	0.32	(0.43)	(0.11)	(0.35)	0.00	0.00	(0.35)
Class C
04/01/2016 - 09/30/2016+	7.67	0.18	0.48	0.66	(0.13)	0.00	0.00	(0.13)
03/31/2016	8.26	0.31	(0.56)	(0.25)	(0.34)	0.00	0.00	(0.34)
03/31/2015	8.85	0.33	(0.55)	(0.22)	(0.37)	0.00	0.00	(0.37)
03/31/2014	8.94	0.28	(0.04)	0.24	(0.33)	0.00	0.00	(0.33)
03/31/2013	8.69	0.27	0.33	0.60	(0.35)	0.00	0.00	(0.35)
03/31/2012	9.15	0.30	(0.43)	(0.13)	(0.33)	0.00	0.00	(0.33)

PIMCO High Yield Spectrum Fund
Institutional Class
04/01/2016 - 09/30/2016+	$9.22	$0.29	$0.57	$0.86	$(0.29)	$0.00	$0.00	$(0.29)
03/31/2016	10.15	0.60	(0.83)	(0.23)	(0.66)	(0.04)	0.00	(0.70)
03/31/2015	11.09	0.66	(0.50)	0.16	(0.66)	(0.44)	0.00	(1.10)
03/31/2014	11.06	0.69	0.18	0.87	(0.69)	(0.15)	0.00	(0.84)
03/31/2013	10.37	0.66	0.77	1.43	(0.74)	(0.00)^	0.00	(0.74)
03/31/2012	10.55	0.69	(0.13)	0.56	(0.71)	(0.03)	0.00	(0.74)
Class P
04/01/2016 - 09/30/2016+	9.22	0.29	0.57	0.86	(0.29)	0.00	0.00	(0.29)
03/31/2016	10.15	0.59	(0.83)	(0.24)	(0.65)	(0.04)	0.00	(0.69)
03/31/2015	11.09	0.65	(0.50)	0.15	(0.65)	(0.44)	0.00	(1.09)
03/31/2014	11.06	0.67	0.19	0.86	(0.68)	(0.15)	0.00	(0.83)
03/31/2013	10.37	0.65	0.77	1.42	(0.73)	(0.00)^	0.00	(0.73)
03/31/2012	10.55	0.67	(0.12)	0.55	(0.70)	(0.03)	0.00	(0.73)
Class D
04/01/2016 - 09/30/2016+	9.22	0.27	0.57	0.84	(0.27)	0.00	0.00	(0.27)
03/31/2016	10.15	0.57	(0.83)	(0.26)	(0.63)	(0.04)	0.00	(0.67)
03/31/2015	11.09	0.62	(0.49)	0.13	(0.63)	(0.44)	0.00	(1.07)
03/31/2014	11.06	0.64	0.19	0.83	(0.65)	(0.15)	0.00	(0.80)
03/31/2013	10.37	0.62	0.77	1.39	(0.70)	(0.00)^	0.00	(0.70)
03/31/2012	10.55	0.64	(0.11)	0.53	(0.68)	(0.03)	0.00	(0.71)
Class A
04/01/2016 - 09/30/2016+	9.22	0.27	0.57	0.84	(0.27)	0.00	0.00	(0.27)
03/31/2016	10.15	0.57	(0.83)	(0.26)	(0.63)	(0.04)	0.00	(0.67)
03/31/2015	11.09	0.63	(0.50)	0.13	(0.63)	(0.44)	0.00	(1.07)
03/31/2014	11.06	0.65	0.18	0.83	(0.65)	(0.15)	0.00	(0.80)
03/31/2013	10.37	0.62	0.77	1.39	(0.70)	(0.00)^	0.00	(0.70)
03/31/2012	10.55	0.64	(0.11)	0.53	(0.68)	(0.03)	0.00	(0.71)
Class C
04/01/2016 - 09/30/2016+	9.22	0.24	0.57	0.81	(0.24)	0.00	0.00	(0.24)
03/31/2016	10.15	0.50	(0.83)	(0.33)	(0.56)	(0.04)	0.00	(0.60)
03/31/2015	11.09	0.55	(0.50)	0.05	(0.55)	(0.44)	0.00	(0.99)
03/31/2014	11.06	0.57	0.18	0.75	(0.57)	(0.15)	0.00	(0.72)
03/31/2013	10.37	0.53	0.78	1.31	(0.62)	(0.00)^	0.00	(0.62)
03/31/2012	10.55	0.57	(0.12)	0.45	(0.60)	(0.03)	0.00	(0.63)

22	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense And Dividends on Securities Sold Short		Expenses Excluding Interest Expense, Dividends on Securities Sold Short and Waivers		Net Investment Income		Portfolio Turnover Rate

$8.20	8.78%	$118,563	0.97	%*	0.97	%*	0.95	%*	0.95	%*	4.81	%*	138%
7.67	(2.77)	115,210	0.96		0.96		0.95		0.95		4.14		118
8.26	(2.32)	168,542	0.97		0.97		0.95		0.95		4.08		65
8.85	3.05	250,617	0.95		0.95		0.95		0.95		3.40		59
8.94	7.41	187,820	0.95		0.95		0.95		0.95		3.41		106
8.69	(1.09)	144,688	0.95		0.95		0.95		0.95		3.73		43

8.20	8.62	80,907	1.27	*	1.27	*	1.25	*	1.25	*	4.51	*	138
7.67	(3.06)	85,141	1.26		1.26		1.25		1.25		3.84		118
8.26	(2.61)	119,253	1.27		1.27		1.25		1.25		3.77		65
8.85	2.74	181,269	1.25		1.25		1.25		1.25		3.14		59
8.94	7.09	93,431	1.25		1.25		1.25		1.25		3.11		106
8.69	(1.39)	86,171	1.25		1.25		1.25		1.25		3.43		43

$9.79	9.45%	$1,785,808	0.62	%*	0.62	%*	0.60	%*	0.60	%*	6.02	%*	11%
9.22	(2.20)	1,673,680	0.61		0.61		0.60		0.60		6.29		30
10.15	1.69	1,890,637	0.61		0.61		0.60		0.60		6.19		34
11.09	8.25	3,085,230	0.60		0.60		0.60		0.60		6.23		47
11.06	14.29	2,898,520	0.58		0.60		0.58		0.60		6.10		30
10.37	5.78	922,443	0.55		0.60		0.55		0.60		6.77		44

9.79	9.40	158,950	0.72	*	0.72	*	0.70	*	0.70	*	5.93	*	11
9.22	(2.29)	128,077	0.71		0.71		0.70		0.70		6.20		30
10.15	1.59	64,836	0.71		0.71		0.70		0.70		6.09		34
11.09	8.14	59,699	0.70		0.70		0.70		0.70		6.14		47
11.06	14.18	48,123	0.68		0.70		0.68		0.70		5.99		30
10.37	5.68	4,918	0.65		0.70		0.65		0.70		6.54		44

9.79	9.26	66,437	0.97	*	0.97	*	0.95	*	0.95	*	5.67	*	11
9.22	(2.54)	51,364	0.96		0.96		0.95		0.95		5.90		30
10.15	1.32	62,401	0.96		0.96		0.95		0.95		5.81		34
11.09	7.87	53,329	0.95		0.95		0.95		0.95		5.84		47
11.06	13.90	74,278	0.93		0.95		0.93		0.95		5.75		30
10.37	5.41	13,653	0.90		0.95		0.90		0.95		6.30		44

9.79	9.26	29,772	0.97	*	0.97	*	0.95	*	0.95	*	5.68	*	11
9.22	(2.54)	18,560	0.96		0.96		0.95		0.95		5.94		30
10.15	1.33	17,739	0.96		0.96		0.95		0.95		5.84		34
11.09	7.87	34,733	0.95		0.95		0.95		0.95		5.87		47
11.06	13.90	35,623	0.93		0.95		0.93		0.95		5.74		30
10.37	5.42	5,488	0.90		0.95		0.90		0.95		6.33		44

9.79	8.85	7,657	1.72	*	1.72	*	1.70	*	1.70	*	4.92	*	11
9.22	(3.26)	6,123	1.71		1.71		1.70		1.70		5.19		30
10.15	0.58	9,605	1.71		1.71		1.70		1.70		5.10		34
11.09	7.08	11,948	1.70		1.70		1.70		1.70		5.16		47
11.06	13.05	3,389	1.68		1.70		1.68		1.70		5.00		30
10.37	4.63	2,976	1.65		1.70		1.65		1.70		5.64		44

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	23

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Long-Term Credit Fund
Institutional Class
04/01/2016 - 09/30/2016+	$11.40	$0.28	$0.97	$1.25	$(0.34)	$0.00	$0.00	$(0.34)
03/31/2016	13.27	0.61	(0.87)	(0.26)	(0.80)	(0.81)	0.00	(1.61)
03/31/2015	12.24	0.63	1.17	1.80	(0.77)	0.00	0.00	(0.77)
03/31/2014	13.01	0.56	(0.42)	0.14	(0.60)	(0.29)	(0.02)	(0.91)
03/31/2013	12.19	0.63	1.28	1.91	(0.79)	(0.30)	0.00	(1.09)
03/31/2012	11.59	0.64	1.23	1.87	(0.69)	(0.58)	0.00	(1.27)
Class P
04/01/2016 - 09/30/2016+	11.40	0.27	0.97	1.24	(0.33)	0.00	0.00	(0.33)
03/31/2016	13.27	0.60	(0.87)	(0.27)	(0.79)	(0.81)	0.00	(1.60)
03/31/2015	12.24	0.62	1.17	1.79	(0.76)	0.00	0.00	(0.76)
03/31/2014	13.01	0.55	(0.42)	0.13	(0.59)	(0.29)	(0.02)	(0.90)
03/31/2013	12.19	0.62	1.27	1.89	(0.77)	(0.30)	0.00	(1.07)
02/29/2012 - 03/31/2012	12.45	0.05	(0.25)	(0.20)	(0.06)	0.00	0.00	(0.06)
Class D
04/01/2016 - 09/30/2016+	11.40	0.26	0.96	1.22	(0.31)	0.00	0.00	(0.31)
03/31/2016	13.27	0.56	(0.87)	(0.31)	(0.75)	(0.81)	0.00	(1.56)
10/31/2014 - 03/31/2015	12.92	0.28	0.42	0.70	(0.35)	0.00	0.00	(0.35)

PIMCO Senior Floating Rate Fund
Institutional Class
04/01/2016 - 09/30/2016+	$9.65	$0.17	$0.25	$0.42	$(0.18)	$0.00	$0.00	$(0.18)
03/31/2016	10.07	0.37	(0.41)	(0.04)	(0.37)	0.00	(0.01)	(0.38)
03/31/2015	10.24	0.37	(0.14)	0.23	(0.38)	(0.02)	0.00	(0.40)
03/31/2014	10.35	0.35	(0.02)	0.33	(0.36)	(0.08)	0.00	(0.44)
03/31/2013	10.03	0.36	0.33	0.69	(0.36)	(0.01)	0.00	(0.37)
04/29/2011 - 03/31/2012	10.00	0.29	0.01	0.30	(0.27)	0.00	0.00	(0.27)
Class P
04/01/2016 - 09/30/2016+	9.65	0.17	0.24	0.41	(0.17)	0.00	0.00	(0.17)
03/31/2016	10.07	0.36	(0.40)	(0.04)	(0.37)	0.00	(0.01)	(0.38)
03/31/2015	10.24	0.35	(0.13)	0.22	(0.37)	(0.02)	0.00	(0.39)
03/31/2014	10.35	0.34	(0.02)	0.32	(0.35)	(0.08)	0.00	(0.43)
03/31/2013	10.03	0.34	0.34	0.68	(0.35)	(0.01)	0.00	(0.36)
04/29/2011 - 03/31/2012	10.00	0.29	0.00 ^	0.29	(0.26)	0.00	0.00	(0.26)
Class D
04/01/2016 - 09/30/2016+	9.65	0.16	0.25	0.41	(0.17)	0.00	0.00	(0.17)
03/31/2016	10.07	0.34	(0.40)	(0.06)	(0.35)	0.00	(0.01)	(0.36)
03/31/2015	10.24	0.33	(0.13)	0.20	(0.35)	(0.02)	0.00	(0.37)
03/31/2014	10.35	0.32	(0.02)	0.30	(0.33)	(0.08)	0.00	(0.41)
03/31/2013	10.03	0.33	0.33	0.66	(0.33)	(0.01)	0.00	(0.34)
04/29/2011 - 03/31/2012	10.00	0.27	0.01	0.28	(0.25)	0.00	0.00	(0.25)
Class A
04/01/2016 - 09/30/2016+	9.65	0.16	0.24	0.40	(0.16)	0.00	0.00	(0.16)
03/31/2016	10.07	0.34	(0.40)	(0.06)	(0.35)	0.00	(0.01)	(0.36)
03/31/2015	10.24	0.33	(0.13)	0.20	(0.35)	(0.02)	0.00	(0.37)
03/31/2014	10.35	0.32	(0.02)	0.30	(0.33)	(0.08)	0.00	(0.41)
03/31/2013	10.03	0.33	0.33	0.66	(0.33)	(0.01)	0.00	(0.34)
04/29/2011 - 03/31/2012	10.00	0.28	0.00 ^	0.28	(0.25)	0.00	0.00	(0.25)
Class C
04/01/2016 - 09/30/2016+	9.65	0.12	0.25	0.37	(0.13)	0.00	0.00	(0.13)
03/31/2016	10.07	0.26	(0.40)	(0.14)	(0.27)	0.00	(0.01)	(0.28)
03/31/2015	10.24	0.26	(0.14)	0.12	(0.27)	(0.02)	0.00	(0.29)
03/31/2014	10.35	0.25	(0.03)	0.22	(0.25)	(0.08)	0.00	(0.33)
03/31/2013	10.03	0.25	0.33	0.58	(0.25)	(0.01)	0.00	(0.26)
04/29/2011 - 03/31/2012	10.00	0.21	0.00 ^	0.21	(0.18)	0.00	0.00	(0.18)

24	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense And Dividends on Securities Sold Short		Expenses Excluding Interest Expense, Dividends on Securities Sold Short and Waivers		Net Investment Income		Portfolio Turnover Rate

$12.31	11.04%	$2,947,767	0.70	%*	0.70	%*	0.55	%*	0.55	%*	4.62	%*	49%
11.40	(1.24)	3,037,689	0.65		0.65		0.55		0.55		5.15		124
13.27	15.04	3,644,226	0.58		0.58		0.55		0.55		4.88		71
12.24	1.36	5,727,646	0.56		0.56		0.55		0.55		4.61		94
13.01	15.85	4,223,770	0.59		0.59		0.55		0.55		4.82		71
12.19	16.65	2,285,476	0.55		0.55		0.55		0.55		5.22		259

12.31	10.99	107,130	0.80	*	0.80	*	0.65	*	0.65	*	4.51	*	49
11.40	(1.34)	77,072	0.75		0.75		0.65		0.65		5.03		124
13.27	14.93	150,740	0.68		0.68		0.65		0.65		4.80		71
12.24	1.27	139,921	0.66		0.66		0.65		0.65		4.56		94
13.01	15.75	3,158	0.69		0.69		0.65		0.65		4.70		71
12.19	1.64	10	0.65	*	0.65	*	0.65	*	0.65	*	4.88	*	259

12.31	10.83	3,596	1.10	*	1.10	*	0.95	*	0.95	*	4.23	*	49
11.40	(1.63)	1,477	1.05		1.05		0.95		0.95		4.77		124
13.27	5.45	998	0.98	*	0.98	*	0.95	*	0.95	*	4.68	*	71

$9.89	4.38%	$1,083,473	0.75	%*	0.75	%*	0.70	%*	0.70	%*	3.50	%*	9%
9.65	(0.34)	789,164	0.72		0.72		0.70		0.70		3.71		31
10.07	2.27	2,340,115	0.71		0.71		0.70		0.70		3.62		33
10.24	3.27	2,201,007	0.75	(c)	0.75	(c)	0.75	(c)	0.75	(c)	3.41		132
10.35	7.00	2,268,461	0.80		0.80		0.80		0.80		3.54		125
10.03	3.12	389,379	0.80	*	0.83	*	0.80	*	0.83	*	3.17		160

9.89	4.33	11,761	0.85	*	0.85	*	0.80	*	0.80	*	3.41	*	9
9.65	(0.44)	12,493	0.82		0.82		0.80		0.80		3.61		31
10.07	2.17	22,696	0.81		0.81		0.80		0.80		3.47		33
10.24	3.17	39,664	0.85	(c)	0.85	(c)	0.85	(c)	0.85	(c)	3.34		132
10.35	6.89	6,409	0.90		0.90		0.90		0.90		3.36		125
10.03	3.04	4,668	0.90	*	0.93	*	0.90	*	0.93	*	3.23	*	160

9.89	4.22	13,538	1.05	*	1.05	*	1.00	*	1.00	*	3.21	*	9
9.65	(0.63)	13,734	1.02		1.02		1.00		1.00		3.42		31
10.07	1.97	18,870	1.01		1.01		1.00		1.00		3.27		33
10.24	2.96	37,385	1.05	(c)	1.05	(c)	1.05	(c)	1.05	(c)	3.12		132
10.35	6.68	10,143	1.10		1.10		1.10		1.10		3.24		125
10.03	2.86	1,171	1.10	*	1.13	*	1.10	*	1.13	*	2.93	*	160

9.89	4.22	63,485	1.05	*	1.05	*	1.00	*	1.00	*	3.21	*	9
9.65	(0.63)	64,230	1.02		1.02		1.00		1.00		3.42		31
10.07	1.97	95,000	1.01		1.01		1.00		1.00		3.28		33
10.24	2.96	163,245	1.05	(c)	1.05	(c)	1.05	(c)	1.05	(c)	3.14		132
10.35	6.67	31,245	1.10		1.10		1.10		1.10		3.22		125
10.03	2.86	6,261	1.10	*	1.13	*	1.10	*	1.13	*	3.11	*	160

9.89	3.83	51,422	1.80	*	1.80	*	1.75	*	1.75	*	2.46	*	9
9.65	(1.38)	53,921	1.77		1.77		1.75		1.75		2.67		31
10.07	1.21	76,405	1.76		1.76		1.75		1.75		2.53		33
10.24	2.20	119,719	1.80	(c)	1.80	(c)	1.80	(c)	1.80	(c)	2.40		132
10.35	5.88	9,550	1.85		1.85		1.85		1.85		2.47		125
10.03	2.20	2,798	1.85	*	1.88	*	1.85	*	1.88	*	2.31	*	160

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	25

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Capital Securities and Financials Fund (Consolidated)
Institutional Class
04/01/2016 - 09/30/2016+	$9.44	$0.24	$0.56	$0.80	$(0.29)	$0.00	$0.00	$(0.29)
04/13/2015 - 03/31/2016	10.00	0.40	(0.57)	(0.17)	(0.31)	0.00	(0.07)	(0.38)
Class P
04/01/2016 - 09/30/2016+	9.45	0.23	0.56	0.79	(0.28)	0.00	0.00	(0.28)
04/13/2015 - 03/31/2016	10.00	0.40	(0.57)	(0.17)	(0.31)	0.00	(0.07)	(0.38)
Class D
04/01/2016 - 09/30/2016+	9.42	0.22	0.56	0.78	(0.27)	0.00	0.00	(0.27)
04/13/2015 - 03/31/2016	10.00	0.39	(0.60)	(0.21)	(0.30)	0.00	(0.07)	(0.37)
Class A
04/01/2016 - 09/30/2016+	9.43	0.21	0.58	0.79	(0.25)	0.00	0.00	(0.25)
04/13/2015 - 03/31/2016	10.00	0.37	(0.58)	(0.21)	(0.29)	0.00	(0.07)	(0.36)
Class C
04/01/2016 - 09/30/2016+	9.44	0.18	0.56	0.74	(0.25)	0.00	0.00	(0.25)
04/13/2015 - 03/31/2016	10.00	0.30	(0.57)	(0.27)	(0.22)	0.00	(0.07)	(0.29)

+	Unaudited
*	Annualized
^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(d) in the Notes to Financial Statements for more information.

(c)	Effective October 1, 2013, the Fund’s advisory fee was decreased by 0.10% to an annual rate of 0.40%.

26	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense And Dividends on Securities Sold Short		Expenses Excluding Interest Expense, Dividends on Securities Sold Short and Waivers		Net Investment Income		Portfolio Turnover Rate

$9.95	8.51%	$31,609	0.79	%*	0.87	%*	0.79	%*	0.87	%*	4.77	%*	73%
9.44	(1.82)	27,417	0.79	*	1.14	*	0.79	*	1.14	*	4.21	*	209

9.96	8.45	336	0.89	*	0.97	*	0.89	*	0.97	*	4.70	*	73
9.45	(1.77)	361	0.89	*	1.24	*	0.89	*	1.24	*	4.22	*	209

9.93	8.41	4,245	1.14	*	1.22	*	1.14	*	1.22	*	4.42	*	73
9.42	(2.18)	2,773	1.14	*	1.49	*	1.14	*	1.49	*	4.26	*	209

9.97	8.39	218	1.14	*	1.22	*	1.14	*	1.22	*	4.32	*	73
9.43	(2.10)	2,375	1.14	*	1.49	*	1.14	*	1.49	*	3.97	*	209

9.93	7.86	242	1.89	*	1.97	*	1.89	*	1.97	*	3.67	*	73
9.44	(2.78)	154	1.89	*	2.24	*	1.89	*	2.24	*	3.22	*	209

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	27

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Credit Absolute Return Fund	PIMCO Diversified Income Fund	PIMCO Floating Income Fund	PIMCO High Yield Spectrum Fund	PIMCO Long-Term Credit Fund	PIMCO Senior Floating Rate Fund

Assets:
Investments, at value
Investments in securities*	$292,691	$2,843,727	$384,376	$1,940,508	$3,989,584	$1,160,015
Investments in Affiliates	113,659	84,690	11,591	122,761	59,164	152,204
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,542	1,104	610	0	5,578	332
Over the counter	2,112	10,174	4,364	3,408	13,678	0
Cash	36	340	43	32	1,529	11,055
Deposits with counterparty	4,483	5,076	2,571	0	6,935	3,410
Foreign currency, at value	1,229	1,916	475	993	3,082	639
Receivable for investments sold	10,004	4,756	1,992	7	3,162	11,080
Receivable for TBA investments sold	0	156,942	32,363	0	184,466	0
Receivable for Fund shares sold	48	1,267	2,180	10,298	768	155
Interest and/or dividends receivable	2,203	28,434	2,890	35,624	36,417	3,215
Dividends receivable from Affiliates	110	23	5	112	68	178
Prepaid expenses	0	0	0	51	0	59
Total Assets	428,117	3,138,449	443,460	2,113,794	4,304,431	1,342,342

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$0	$15,418	$1,755	$31,634	$844,340	$0
Payable for sale-buyback transactions	0	16,998	59,662	0	0	0
Payable for short sales	4,100	16,245	2,825	0	0	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,189	880	134	0	211	0
Over the counter	3,033	21,389	4,788	800	14,581	4
Payable for investments purchased	13,192	9,858	295	21,960	9,036	111,805
Payable for investments in Affiliates purchased	110	23	5	112	68	178
Payable for TBA investments purchased	0	301,078	58,981	0	364,258	0
Deposits from counterparty	1,540	3,436	1,973	3,281	7,028	0
Payable for Fund shares redeemed	77	13,022	805	6,141	3,786	5,726
Distributions payable	0	573	114	124	1,131	127
Accrued investment advisory fees	214	1,077	81	532	805	429
Accrued supervisory and administrative fees	112	767	98	554	681	328
Accrued distribution fees	5	86	25	19	1	37
Accrued servicing fees	5	58	44	6	0	25
Other liabilities	4	13	1	7	12	4
Total Liabilities	23,581	400,921	131,586	65,170	1,245,938	118,663

Net Assets	$404,536	$2,737,528	$311,874	$2,048,624	$3,058,493	$1,223,679

Net Assets Consist of:
Paid in capital	$454,748	$2,771,632	$867,853	$2,145,108	$2,874,872	$1,287,852
Undistributed (overdistributed) net investment income	12,324	(11,850)	3,496	(2,620)	(36,840)	(1,088)
Accumulated undistributed net realized (loss)	(61,398)	(27,179)	(519,588)	(49,463)	(10,195)	(66,449)
Net unrealized appreciation (depreciation)	(1,138)	4,925	(39,887)	(44,401)	230,656	3,364

Net Assets	$404,536	$2,737,528	$311,874	$2,048,624	$3,058,493	$1,223,679

Cost of investments in securities	$288,364	$2,853,732	$420,649	$1,987,485	$3,766,102	$1,157,501
Cost of investments in Affiliates	$113,652	$84,690	$11,591	$122,767	$59,166	$152,201
Cost of foreign currency held	$1,219	$1,907	$474	$1,001	$3,115	$719
Proceeds received on short sales	$4,064	$16,165	$2,812	$0	$0	$0
Cost or premiums of financial derivative instruments, net	$(842)	$(21,214)	$(4,158)	$0	$(12,415)	$0

* Includes repurchase agreements of:	$10,003	$1,224	$1,515	$414	$4,742	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

28	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

	PIMCO Credit Absolute Return Fund	PIMCO Diversified Income Fund	PIMCO Floating Income Fund	PIMCO High Yield Spectrum Fund	PIMCO Long-Term Credit Fund	PIMCO Senior Floating Rate Fund

Net Assets:
Institutional Class	$366,101	$2,329,072	$71,518	$1,785,808	$2,947,767	$1,083,473
Class P	12,312	68,449	24,060	158,950	107,130	11,761
Administrative Class	N/A	11,372	238	N/A	N/A	N/A
Class D	5,583	61,909	16,588	66,437	3,596	13,538
Class A	14,395	159,388	118,563	29,772	N/A	63,485
Class C	6,145	107,338	80,907	7,657	N/A	51,422

Shares Issued and Outstanding:
Institutional Class	37,196	215,231	8,723	182,437	239,407	109,514
Class P	1,254	6,325	2,934	16,238	8,701	1,189
Administrative Class	N/A	1,051	29	N/A	N/A	N/A
Class D	567	5,721	2,023	6,788	292	1,368
Class A	1,459	14,729	14,460	3,042	N/A	6,417
Class C	629	9,919	9,868	782	N/A	5,198

Net Asset Value Per Share Outstanding:
Institutional Class	$9.84	$10.82	$8.20	$9.79	$12.31	$9.89
Class P	9.82	10.82	8.20	9.79	12.31	9.89
Administrative Class	N/A	10.82	8.20	N/A	N/A	N/A
Class D	9.84	10.82	8.20	9.79	12.31	9.89
Class A	9.86	10.82	8.20	9.79	N/A	9.89
Class C	9.77	10.82	8.20	9.79	N/A	9.89

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	29

Consolidated Statement of Assets and Liabilities

(Amounts in thousands, except per share amounts)	PIMCO Capital Securities and Financials Fund

Assets:
Investments, at value
Investments in securities	$35,966
Investments in Affiliates	102
Financial Derivative Instruments
Exchange-traded or centrally cleared	9
Over the counter	108
Cash	622
Deposits with counterparty	78
Receivable for investments sold	126
Interest and/or dividends receivable	427
Reimbursement receivable from PIMCO	43
Total Assets	37,481

Liabilities:
Financial Derivative Instruments
Exchange-traded or centrally cleared	$3
Over the counter	62
Payable for Fund shares redeemed	621
Overdraft due to custodian	76
Accrued investment advisory fees	44
Accrued supervisory and administrative fees	24
Accrued distribution fees	1
Total Liabilities	831

Net Assets	$36,650

Net Assets Consist of:
Paid in capital	$36,567
(Overdistributed) net investment income	(37)
Accumulated undistributed net realized (loss)	(911)
Net unrealized appreciation	1,031

Net Assets	$36,650

Cost of investments in securities	$34,959
Cost of investments in Affiliates	$102
Cost or premiums of financial derivative instruments, net	$(30)

30	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

PIMCO Capital Securities and Financials Fund

Net Assets:
Institutional Class	$31,609
Class P	336
Class D	4,245
Class A	218
Class C	242

Shares Issued and Outstanding:
Institutional Class	3,175
Class P	34
Class D	428
Class A	22
Class C	24

Net Asset Value Per Share Outstanding:
Institutional Class	$9.95
Class P	9.96
Class D	9.93
Class A	9.97
Class C	9.93

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	31

Statements of Operations

Six Months Ended September 30, 2016 (Unaudited)
(Amounts in thousands†)	PIMCO Credit Absolute Return Fund	PIMCO Diversified Income Fund	PIMCO Floating Income Fund	PIMCO High Yield Spectrum Fund	PIMCO Long-Term Credit Fund	PIMCO Senior Floating Rate Fund

Investment Income:
Interest, net of foreign taxes*	$11,734	$71,538	$8,929	$64,391	$83,987	$22,058
Dividends, net of foreign taxes**	166	14	4	0	650	0
Dividends from Investments in Affiliates	367	806	94	539	198	687
Total Income	12,267	72,358	9,027	64,930	84,835	22,745

Expenses:
Investment advisory fees	1,151	5,752	467	2,933	4,778	2,139
Supervisory and administrative fees	603	4,102	561	3,049	4,031	1,643
Distribution and/or servicing fees - Administrative Class	0	12	0	0	0	0
Distribution and/or servicing fees - Class D	7	67	17	75	3	17
Distribution fees - Class C	25	400	126	27	0	200
Servicing fees - Class A	19	194	148	25	0	81
Servicing fees - Class C	8	133	105	9	0	66
Trustee fees	2	9	1	7	12	4
Interest expense	14	26	34	150	2,453	278
Miscellaneous expense	0	14	5	0	0	0
Total Expenses	1,829	10,709	1,464	6,275	11,277	4,428

Net Investment Income	10,438	61,649	7,563	58,655	73,558	18,317

Net Realized Gain (Loss):
Investments in securities	3,873	4,528	(3,545)	(4,197)	63,474	(4,738)
Investments in Affiliates	65	47	29	104	28	67
Exchange-traded or centrally cleared financial derivative instruments	(6,760)	3,315	(5,633)	516	(3,327)	550
Over the counter financial derivative instruments	(1,041)	(5,223)	730	(447)	(2,422)	(152)
Foreign currency	(209)	(2,853)	(591)	(66)	289	4

Net Realized Gain (Loss)	(4,072)	(186)	(9,010)	(4,090)	58,042	(4,269)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	9,433	113,764	18,207	106,801	171,804	29,429
Investments in Affiliates	(27)	55	(13)	(60)	(6)	(11)
Exchange-traded or centrally cleared financial derivative instruments	6,063	10,205	3,776	(662)	12,219	1,338
Over the counter financial derivative instruments	2,638	27,736	5,550	11,456	18,980	207
Foreign currency assets and liabilities	33	14	8	(131)	31	(57)

Net Change in Unrealized Appreciation	18,140	151,774	27,528	117,404	203,028	30,906

Net Increase in Net Assets Resulting from Operations	$24,506	$213,237	$26,081	$171,969	$334,628	$44,954

* Foreign tax withholdings - Interest	$5	$1	$0	$0	$17	$0

** Foreign tax withholdings - Dividends	$3	$0	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

32	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Consolidated Statement of Operations

Six Months Ended September 30, 2016 (Unaudited)
(Amounts in thousands)	PIMCO Capital Securities and Financials Fund

Investment Income:
Interest	$887
Dividends, net of foreign taxes*	49
Dividends from Investments in Affiliates	2
Total Income	938

Expenses:
Investment advisory fees	84
Supervisory and administrative fees	66
Distribution and/or servicing fees - Class D	4
Distribution fees - Class C	1
Servicing fees - Class A	1
Total Expenses	156
Waiver and/or Reimbursement by PIMCO	(14)
Net Expenses	142

Net Investment Income	796

Net Realized Gain (Loss):
Investments in securities	(76)
Exchange-traded or centrally cleared financial derivative instruments	45
Over the counter financial derivative instruments	32
Foreign currency	15

Net Realized Gain	16

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	1,605
Exchange-traded or centrally cleared financial derivative instruments	(60)
Over the counter financial derivative instruments	341
Foreign currency assets and liabilities	(8)

Net Change in Unrealized Appreciation	1,878

Net Increase in Net Assets Resulting from Operations	$2,690

* Foreign tax withholdings - Dividends	$2

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	33

Statements of Changes in Net Assets

	PIMCO Credit Absolute Return Fund		PIMCO Diversified Income Fund		PIMCO Floating Income Fund

(Amounts in thousands†)	Six Months Ended September 30, 2016 (Unaudited)	Year Ended March 31, 2016	Six Months Ended September 30, 2016 (Unaudited)	Year Ended March 31, 2016	Six Months Ended September 30, 2016 (Unaudited)	Year Ended March 31, 2016

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$10,438	$23,846	$61,649	$109,838	$7,563	$27,084
Net realized gain (loss)	(4,072)	(44,316)	(186)	(368)	(9,010)	(28,212)
Net change in unrealized appreciation (depreciation)	18,140	(8,458)	151,774	(108,686)	27,528	(24,471)

Net Increase (Decrease) in Net Assets Resulting from Operations	24,506	(28,928)	213,237	784	26,081	(25,599)

Distributions to Shareholders:
From net investment income
Institutional Class	(3,649)	(15,682)	(48,624)	(132,873)	(1,444)	(12,257)
Class P	(138)	(900)	(1,351)	(3,430)	(384)	(5,937)
Administrative Class	0	0	(200)	(598)	(5)	(15)
Class D	(49)	(269)	(1,093)	(3,257)	(229)	(849)
Class A	(130)	(448)	(3,173)	(9,806)	(2,030)	(6,764)
Class C	(36)	(165)	(1,779)	(6,179)	(1,320)	(4,452)
Class R	0	(16)^	0	0	0	0
From net realized capital gains
Institutional Class	0	(3,560)	0	(10,232)	0	0
Class P	0	(210)	0	(245)	0	0
Administrative Class	0	0	0	(48)	0	0
Class D	0	(53)	0	(254)	0	0
Class A	0	(136)	0	(812)	0	0
Class C	0	(58)	0	(574)	0	0
Class R	0	(5)^	0	0	0	0
Tax basis return of capital
Institutional Class	0	0	0	0	0	0
Class P	0	0	0	0	0	0
Administrative Class	0	0	0	0	0	0
Class D	0	0	0	0	0	0
Class A	0	0	0	0	0	0
Class C	0	0	0	0	0	0
Class R	0	0	0	0	0	0

Total Distributions(a)	(4,002)	(21,502)	(56,220)	(168,308)	(5,412)	(30,274)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	(10,711)	(426,070)	344,588	(127,954)	(19,387)	(383,268)
Fund Redemption Fee	0	0	0	0	0	0

Total Increase (Decrease) in Net Assets	9,793	(476,500)	501,605	(295,478)	1,282	(439,141)

Net Assets:
Beginning of period	394,743	871,243	2,235,923	2,531,401	310,592	749,733
End of period*	$404,536	$394,743	$2,737,528	$2,235,923	$311,874	$310,592

* Including undistributed (overdistributed) net investment income of:	$12,324	$5,888	$(11,850)	$(17,279)	$3,496	$1,345

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Class R Shares liquidated at the close of business on January 22, 2016.
**	See Note 13 in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(d) in the Notes to Financial Statements for more information.

34	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

PIMCO High Yield Spectrum Fund		PIMCO Long-Term Credit Fund		PIMCO Senior Floating Rate Fund

Six Months Ended September 30, 2016 (Unaudited)	Year Ended March 31, 2016	Six Months Ended September 30, 2016 (Unaudited)	Year Ended March 31, 2016	Six Months Ended September 30, 2016 (Unaudited)	Year Ended March 31, 2016

$58,655	$114,447	$73,558	$167,952	$18,317	$62,628
(4,090)	(44,803)	58,042	(20,643)	(4,269)	(56,810)
117,404	(106,824)	203,028	(218,714)	30,906	(16,060)

171,969	(37,180)	334,628	(71,405)	44,954	(10,242)

(52,071)	(115,130)	(86,020)	(214,480)	(16,786)	(58,322)
(4,246)	(5,036)	(2,642)	(6,307)	(212)	(666)
0	0	0	0	0	0
(1,699)	(2,660)	(56)	(107)	(223)	(601)
(565)	(1,063)	0	0	(1,072)	(2,913)
(177)	(443)	0	0	(685)	(1,824)
0	0	0	0	0	(129)

0	(6,869)	0	(220,754)	0	0
0	(275)	0	(6,107)	0	0
0	0	0	0	0	0
0	(143)	0	(143)	0	0
0	(58)	0	0	0	0
0	(31)	0	0	0	0
0	0	0	0	0	0

0	0	0	0	0	(1,130)
0	0	0	0	0	(13)
0	0	0	0	0	0
0	0	0	0	0	(13)
0	0	0	0	0	(61)
0	0	0	0	0	(48)
0	0	0	0	0	(3)

(58,758)	(131,708)	(88,718)	(447,898)	(18,978)	(65,723)

57,609	1,474	(303,655)	(160,423)	264,158	(1,548,097)
0	0	0	0	3	19

170,820	(167,414)	(57,745)	(679,726)	290,137	(1,624,043)

1,877,804	2,045,218	3,116,238	3,795,964	933,542	2,557,585
$2,048,624	$1,877,804	$3,058,493	$3,116,238	$1,223,679	$933,542

$(2,620)	$(2,517)	$(36,840)	$(21,680)	$(1,088)	$(427)

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	35

Consolidated Statement of Changes in Net Assets

	PIMCO Capital Securities and Financials Fund

(Amounts in thousands†)	Six Months Ended September 30, 2016 (Unaudited)	Inception date through March 31, 2016

Increase in Net Assets from:

Operations:
Net investment income	$796	$1,313
Net realized gain (loss)	16	(878)
Net change in unrealized appreciation (depreciation)	1,878	(847)

Net Increase (Decrease) in Net Assets Resulting from Operations	2,690	(412)

Distributions to Shareholders:
From net investment income
Institutional Class	(824)	(1,107)
Class P	(10)	(12)
Class D	(107)	(39)
Class A	(14)	(71)
Class C	(5)	(7)
Tax basis return of capital
Institutional Class	0	(221)
Class P	0	(2)
Class D	0	(3)
Class A	0	(12)
Class C	0	(2)

Total Distributions(a)	(960)	(1,476)

Fund Share Transactions:
Net increase resulting from Fund share transactions**	1,840	34,968

Total Increase in Net Assets	3,570	33,080

Net Assets:
Beginning of period	33,080	0
End of period*	$36,650	$33,080

* Including undistributed (overdistributed) net investment income of:	$(37)	$127

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13 in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(d) in the Notes to Financial Statements for more information.

36	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Statement of Cash Flows

Six Months Ended September 30, 2016 (Unaudited)
(Amounts in thousands)	PIMCO Long-Term Credit Fund

Cash Flows Provided by Operating Activities:

Net increase in net assets resulting from operations	$334,628

Adjustments to Reconcile Net Increase in Net Assets from Operations to Net Cash Provided by Operating Activities:
Purchases of long-term securities	(1,999,321)
Proceeds from sales of long-term securities	2,191,240
Purchases from sales of short-term portfolio investments, net	(20,506)
(Increase) in deposits with counterparty	(3,171)
(Increase) in receivable for investments sold	(142,341)
Decrease in interest and/or dividends receivable	1,982
(Increase) in dividends receivable from Affiliates	(59)
Proceeds from exchange-traded or centrally cleared financial derivative instruments	3,696
Payments on over the counter financial derivative instruments	(3,768)
Increase in payable for investments purchased	289,743
(Decrease) in deposits from counterparty	(5,133)
Increase in accrued investment advisory fees	45
Increase in accrued supervisory and administrative fees	40
Increase in accrued distribution fees	1
Proceeds from foreign currency transactions	320
Increase in other liabilities	6
Net Realized (Gain) Loss
Investments in securities	(63,474)
Investments in Affiliates	(28)
Exchange-traded or centrally cleared financial derivative instruments	3,327
Over the counter financial derivative instruments	2,422
Foreign currency	(289)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(171,804)
Investments in Affiliates	6
Exchange-traded or centrally cleared financial derivative instruments	(12,219)
Over the counter financial derivative instruments	(18,980)
Foreign currency assets and liabilities	(31)
Net amortization (accretion) on investments	1,188

Net Cash Provided by Operating Activities	387,520

Cash Flows (Used for) Financing Activities:
Proceeds from shares sold	345,724
Payments on shares redeemed	(716,249)
Cash distributions paid*	(7,800)
Proceeds from reverse repurchase agreements	8,694,041
Payments on reverse repurchase agreements	(8,706,516)
Proceeds from sale-buyback transactions	587,589
Payments on sale-buyback transactions	(587,589)

Net Cash (Used for) Financing Activities	(390,800)

Net (Decrease) in Cash and Foreign Currency	(3,280)

Cash and Foreign Currency:
Beginning of period	7,891
End of period	$4,611

* Reinvestment of distributions	$81,304

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the period	$2,282

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	37

Schedule of Investments PIMCO Credit Absolute Return Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 72.3%

BANK LOAN OBLIGATIONS 4.0%
AABS Ltd.
4.875% due 01/10/2038		$1,461	$1,434
AWAS Aviation Capital Ltd.
4.870% due 10/03/2021 (d)		2,018	2,059
Community Health Systems, Inc.
3.750% due 12/31/2019		2,100	2,062
Energy Future Intermediate Holding Co. LLC
4.250% due 12/19/2016		5,200	5,222
Gardner Denver, Inc.
4.250% due 07/30/2020		2,942	2,857
Nextstar Broadcasting, Inc.
TBD% due 09/21/2023		1,550	1,559
Texas Competitive Electric Holdings Co.
5.000% due 10/31/2017		940	947

Total Bank Loan Obligations (Cost $16,048)			16,140

CORPORATE BONDS & NOTES 30.3%

BANKING & FINANCE 15.5%
Ally Financial, Inc.
8.000% due 11/01/2031		1,950	2,416
Alpha Star Holding Ltd.
4.970% due 04/09/2019		1,575	1,531
Aviation Loan Trust
2.960% due 12/15/2022		2,624	2,403
Banco do Brasil S.A.
9.000% due 06/18/2024 (c)		650	565
Blackstone CQP Holdco LP
9.296% due 03/19/2019		4,151	4,203
Cantor Fitzgerald LP
6.500% due 06/17/2022		1,600	1,692
7.875% due 10/15/2019		600	668
Deutsche Bank AG
1.350% due 05/30/2017		500	490
Double Eagle Acquisition Sub, Inc.
7.500% due 10/01/2024 (a)		1,400	1,430
Exeter Finance Corp.
9.750% due 05/20/2019		10,300	9,789
FBM Finance, Inc.
8.250% due 08/15/2021		1,100	1,155
Flagstar Bancorp, Inc.
6.125% due 07/15/2021		1,000	1,020
Jefferies Finance LLC
6.875% due 04/15/2022		450	421
7.375% due 04/01/2020		2,340	2,293
7.500% due 04/15/2021		800	781
KGH Intermediate Holdco LLC
12.000% due 08/08/2019 (d)		14,251	13,841
OneMain Financial Holdings LLC
6.750% due 12/15/2019		1,200	1,269
PHH Corp.
6.375% due 08/15/2021		3,991	3,821
Pinnacol Assurance
8.625% due 06/25/2034 (d)		3,000	3,271
Rio Oil Finance Trust
9.250% due 07/06/2024		464	428
Royal Bank of Scotland Group PLC
8.625% due 08/15/2021 (c)		1,350	1,333
Springleaf Finance Corp.
5.250% due 12/15/2019		1,000	1,024
6.000% due 06/01/2020		1,500	1,541
8.250% due 12/15/2020		800	880
Stearns Holdings LLC
9.375% due 08/15/2020		3,750	3,656
TIG FinCo PLC
8.500% due 03/02/2020	GBP	98	131
8.750% due 04/02/2020		505	573

			62,625

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 12.3%
Aleris International, Inc.
9.500% due 04/01/2021		$535	$578
Alliance Data Systems Corp.
5.375% due 08/01/2022		500	490
Associated Materials LLC
9.125% due 11/01/2017		2,095	1,985
BMC East LLC
5.500% due 10/01/2024		2,150	2,155
Builders FirstSource, Inc.
5.625% due 09/01/2024		1,100	1,133
CPG Merger Sub LLC
8.000% due 10/01/2021		5,565	5,704
DISH DBS Corp.
6.750% due 06/01/2021		3,300	3,564
Endo Finance LLC
5.375% due 01/15/2023		50	45
6.000% due 07/15/2023		2,000	1,830
Harvest Operations Corp.
2.330% due 04/14/2021		355	357
Hellenic Railways Organization S.A.
4.500% due 12/06/2016	JPY	10,000	98
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019		$2,100	1,901
Kinetic Concepts, Inc.
9.625% due 10/01/2021		1,000	1,003
Minerva Luxembourg S.A.
6.500% due 09/20/2026		1,900	1,874
NBTY, Inc.
7.625% due 05/15/2021		900	922
Ply Gem Industries, Inc.
6.500% due 02/01/2022		5,655	5,832
QGOG Constellation S.A.
6.250% due 11/09/2019		1,235	568
Rockies Express Pipeline LLC
5.625% due 04/15/2020		800	848
SFR Group S.A.
6.000% due 05/15/2022		700	717
7.375% due 05/01/2026		875	896
SiTV LLC
10.375% due 07/01/2019		350	242
Tenet Healthcare Corp.
8.000% due 08/01/2020		1,500	1,519
Triumph Group, Inc.
5.250% due 06/01/2022		1,300	1,232
Ultrapar International S.A.
5.250% due 10/06/2026 (a)		1,000	1,003
UPCB Finance Ltd.
5.375% due 01/15/2025		2,000	2,019
Valeant Pharmaceuticals International, Inc.
5.375% due 03/15/2020		1,400	1,302
6.750% due 08/15/2018		1,200	1,212
Versum Materials, Inc.
5.500% due 09/30/2024		1,000	1,030
Virgin Media Secured Finance PLC
5.500% due 08/15/2026		2,400	2,454
Wynn Las Vegas LLC
5.500% due 03/01/2025		2,000	2,022
Wynn Macau Ltd.
5.250% due 10/15/2021		1,675	1,700
Ziggo Secured Finance BV
3.750% due 01/15/2025	EUR	300	338
5.500% due 01/15/2027		$1,300	1,300

			49,873

UTILITIES 2.5%
Illinois Power Generating Co.
6.300% due 04/01/2020		2,225	901
Petrobras Global Finance BV
7.875% due 03/15/2019		5,903	6,405
8.375% due 05/23/2021		200	220

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Petroleos Mexicanos
8.000% due 05/03/2019		$700	$790
Sprint Capital Corp.
6.900% due 05/01/2019		1,000	1,040
Sprint Communications, Inc.
8.375% due 08/15/2017		900	937

			10,293

Total Corporate Bonds & Notes (Cost $123,956)			122,791

MUNICIPAL BONDS & NOTES 0.1%

NEW YORK 0.1%
Erie Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2005
6.000% due 06/01/2028		315	315

Total Municipal Bonds & Notes (Cost $290)			315

U.S. GOVERNMENT AGENCIES 0.1%
Fannie Mae
4.775% due 01/25/2029		400	412
Freddie Mac
7.915% due 11/25/2055		396	224

Total U.S. Government Agencies (Cost $636)			636

U.S. TREASURY OBLIGATIONS 12.9%
U.S. Treasury Bonds
2.500% due 02/15/2046		5,181	5,374
2.500% due 05/15/2046		10,326	10,722
3.125% due 08/15/2044		4,200	4,918
U.S. Treasury Notes
1.125% due 06/30/2021		14,600	14,586
1.625% due 07/31/2020 (h)(j)		16,300	16,657

Total U.S. Treasury Obligations (Cost $51,641)			52,257

NON-AGENCY MORTGAGE-BACKED SECURITIES 11.4%
American Home Mortgage Investment Trust
2.995% due 11/25/2045 ^		90	69
Banc of America Alternative Loan Trust
15.784% due 09/25/2035 ^		1,328	1,617
Banc of America Funding Trust
3.314% due 09/20/2047 ^		1,549	1,168
7.000% due 10/25/2037 ^		369	228
BCAP LLC Trust
0.745% due 05/25/2047 ^		512	398
1.024% due 05/26/2035		46	44
Bear Stearns ALT-A Trust
2.880% due 07/25/2035		1,871	1,641
2.922% due 04/25/2037		708	540
Berica ABS SRL
0.000% due 12/31/2055	EUR	311	348
Berica Residential MBS SRL
0.000% due 03/31/2048		166	185
Chase Mortgage Finance Trust
3.052% due 09/25/2036 ^		$257	231
Citigroup Mortgage Loan Trust, Inc.
6.000% due 11/25/2036		147	153
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.289% due 12/11/2049		408	410
Countrywide Alternative Loan Trust
0.685% due 12/25/2046 ^		1,138	987
0.715% due 07/25/2046 ^		432	417
0.715% due 09/25/2046 ^		968	749
0.722% due 09/20/2046		539	395
0.727% due 12/20/2046 ^		1,798	1,322
0.825% due 06/25/2035 ^		889	710
0.834% due 11/25/2035		249	206
0.925% due 04/25/2035 ^		763	627
1.825% due 10/25/2035 ^		455	366
1.857% due 08/25/2035		966	754

38	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.750% due 07/25/2035 ^	$251	$225
6.000% due 08/25/2036 ^	567	502
6.000% due 05/25/2037 ^	1,389	1,114
Countrywide Home Loan Mortgage Pass-Through Trust
3.031% due 09/25/2037 ^	1,125	957
5.750% due 07/25/2037 ^	278	264
6.000% due 10/25/2034	21	22
Credit Suisse Mortgage Capital Certificates
2.664% due 12/29/2037	7,413	5,111
2.729% due 07/27/2037	5,110	4,320
Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.000% due 07/25/2036	1,250	947
Deutsche ALT-A Securities, Inc.
0.625% due 08/25/2037 ^	1,446	1,178
0.675% due 02/25/2047	4,199	2,992
First Horizon Alternative Mortgage Securities Trust
2.602% due 08/25/2035 ^	316	272
6.000% due 05/25/2036 ^	15	12
GSMSC Resecuritization Trust
0.694% due 08/26/2033	2,892	2,772
Impac Secured Assets Trust
0.675% due 11/25/2036	1,847	1,459
IndyMac Mortgage Loan Trust
0.775% due 02/25/2037	500	329
2.918% due 11/25/2035 ^	725	602
3.275% due 05/25/2037 ^	415	343
6.250% due 11/25/2037 ^	435	354
JPMorgan Alternative Loan Trust
3.133% due 11/25/2036 ^	686	629
MASTR Adjustable Rate Mortgages Trust
5.129% due 11/25/2034	459	448
Merrill Lynch Alternative Note Asset Trust
0.635% due 03/25/2037	2,769	1,195
Morgan Stanley Mortgage Loan Trust
3.169% due 11/25/2037	729	617
Residential Accredit Loans, Inc. Trust
0.715% due 07/25/2036	1,252	1,040
0.875% due 08/25/2035 ^	1,317	967
3.419% due 07/25/2035	98	91
3.810% due 12/26/2034 ^	761	620
4.106% due 09/25/2035 ^	78	65
Residential Funding Mortgage Securities, Inc. Trust
6.000% due 10/25/2036 ^	52	50
Structured Asset Mortgage Investments Trust
0.745% due 05/25/2036	945	734
1.907% due 12/25/2035 ^	1,157	819
Structured Asset Securities Corp. Trust
0.875% due 02/25/2035	303	287
WaMu Mortgage Pass-Through Certificates Trust
1.759% due 07/25/2047 ^	148	113
2.251% due 12/25/2036 ^	307	267
Washington Mutual Mortgage Pass-Through Certificates Trust
1.347% due 11/25/2046	1,238	898

Total Non-Agency Mortgage-Backed Securities (Cost $43,508)		46,180

ASSET-BACKED SECURITIES 9.7%
ACE Securities Corp. Home Equity Loan Trust
1.075% due 12/25/2045 ^	1,000	642
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.755% due 01/25/2036	714	619

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Asset-Backed Funding Certificates Trust
1.525% due 06/25/2037	$578	$442
1.575% due 03/25/2034	1,465	1,185
Bear Stearns Asset-Backed Securities Trust
0.695% due 05/25/2036 ^	1,839	1,813
0.875% due 12/25/2035 ^	671	443
2.325% due 07/25/2034	1,086	1,014
Citigroup Mortgage Loan Trust, Inc.
0.665% due 05/25/2037	166	166
0.685% due 12/25/2036	1,879	1,242
Countrywide Asset-Backed Certificates
2.924% due 01/25/2034 ^	665	490
Credit-Based Asset Servicing and Securitization LLC
1.095% due 07/25/2036	1,700	1,603
GSAMP Trust
0.645% due 12/25/2036	626	355
0.755% due 12/25/2046	593	361
HSI Asset Securitization Corp. Trust
0.915% due 11/25/2035	1,600	1,206
Long Beach Mortgage Loan Trust
3.300% due 07/25/2033	1,739	1,680
MASTR Asset-Backed Securities Trust
0.635% due 08/25/2036	761	397
0.675% due 08/25/2036	1,721	907
Merrill Lynch Mortgage Investors Trust
0.635% due 08/25/2037	2,464	1,586
0.705% due 03/25/2037	547	546
Morgan Stanley ABS Capital, Inc. Trust
0.655% due 01/25/2037	4,797	2,593
0.675% due 06/25/2036	1,281	1,136
0.675% due 10/25/2036	2,515	1,582
0.675% due 12/25/2036	151	97
0.755% due 09/25/2036	1,066	610
1.775% due 07/25/2037	800	564
Morgan Stanley Mortgage Loan Trust
5.965% due 09/25/2046 ^	1,685	976
New Century Home Equity Loan Trust
3.525% due 01/25/2033 ^	178	160
People’s Financial Realty Mortgage Securities Trust
0.665% due 09/25/2036	4,512	1,952
Renaissance Home Equity Loan Trust
5.879% due 06/25/2037 ^	2,133	1,082
Residential Asset Mortgage Products Trust
0.754% due 12/25/2035	2,014	1,511
Residential Asset Securities Corp. Trust
0.685% due 06/25/2036	306	298
1.404% due 08/25/2034	500	419
Saxon Asset Securities Trust
1.500% due 12/26/2034	1,017	810
Securitized Asset-Backed Receivables LLC Trust
0.775% due 03/25/2036	1,806	1,118
0.775% due 05/25/2036	1,180	733
SG Mortgage Securities Trust
0.705% due 02/25/2036	1,512	896
Structured Asset Investment Loan Trust
1.500% due 01/25/2035	2,639	1,976
1.650% due 01/25/2035	1,024	269
1.905% due 04/25/2033	41	35
2.100% due 01/25/2035	1,102	142
2.250% due 01/25/2035 ^	1,442	47
VOLT LLC
4.250% due 03/26/2046	3,412	3,463

Total Asset-Backed Securities (Cost $36,334)		39,166

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 0.8%

CONSUMER DISCRETIONARY 0.7%
CBS Corp. ‘B’	6,680	$366
Hilton Worldwide Holdings, Inc.	8,547	196
Macy’s, Inc. (g)	10,529	390
MGM Resorts International (b)	21,937	571
Walt Disney Co. (g)	7,164	665
Wynn Macau Ltd.	180,800	299
Wynn Resorts Ltd.	2,759	269

		2,756

HEALTH CARE 0.1%
Pfizer, Inc. (g)	10,502	356

Total Common Stocks (Cost $3,836)		3,112

REAL ESTATE INVESTMENT TRUSTS 0.5%

REAL ESTATE 0.5%
AvalonBay Communities, Inc. (g)	5,020	893
Equity Residential (g)	18,630	1,198

Total Real Estate Investment Trusts (Cost $2,112)		2,091

SHORT-TERM INSTRUMENTS 2.5%

REPURCHASE AGREEMENTS (e) 2.5%
		10,003

Total Short-Term Instruments (Cost $10,003)		10,003

Total Investments in Securities (Cost $288,364)		292,691

INVESTMENTS IN AFFILIATES 28.1%

SHORT-TERM INSTRUMENTS 28.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 28.1%
PIMCO Short-Term Floating NAV Portfolio III	11,496,934	113,659

Total Short-Term Instruments (Cost $113,652)		113,659

Total Investments in Affiliates (Cost $113,652)		113,659

Total Investments 100.4% (Cost $402,016)		$406,350

Financial Derivative Instruments (f)(i) (0.1)% (Cost or Premiums, net $(842))		(568)

Other Assets and Liabilities, net (0.3)%		(1,246)

Net Assets 100.0%		$404,536

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Security did not produce income within the last twelve months.
(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	39

Schedule of Investments PIMCO Credit Absolute Return Fund (Cont.)

(d)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AWAS Aviation Capital Ltd.	4.870%	10/03/2021	10/02/2014	$2,018	$2,059	0.51%
KGH Intermediate Holdco LLC	12.000	08/08/2019	08/07/2014	14,073	13,841	3.42
Pinnacol Assurance	8.625	06/25/2034	06/23/2014	3,000	3,271	0.81

				$19,091	$19,171	4.74%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BOS	0.050%	09/16/2016	10/07/2016	$2,040	Caterpillar, Inc. 3.900% due 05/27/2021	$(2,049)	$2,040	$2,040
DEU	1.300	09/30/2016	10/03/2016	4,200	U.S. Treasury Bonds 3.125% due 02/15/2043	(4,261)	4,200	4,201
RDR	0.050	09/26/2016	10/11/2016	2,044	Caterpillar, Inc. 3.900% due 05/27/2021	(2,050)	2,044	2,044
SSB	0.010	09/30/2016	10/03/2016	1,719	U.S. Treasury Bonds 8.000% due 11/15/2021 (2)	(1,754)	1,719	1,719

Total Repurchase Agreements						$(10,114)	$10,003	$10,004

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.

The average amount of borrowings outstanding during the period ended September 30, 2016 was $(6,660) at a weighted average interest rate of 0.017%. Average borrowings includes reverse repurchase agreements and sale-buyback transactions, of which there were none open at period end.

SHORT SALES:

SHORT SALES ON CORPORATE BONDS & NOTES

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales (3)
Caterpillar, Inc.	3.900%	05/27/2021	$ 3,700	$(4,064)	$(4,100)

Total Short Sales				$(4,064)	$(4,100)

(3)	Payable for short sales includes $51 of accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2016:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure (4)
Global/Master Repurchase Agreement
BOS	$2,040	$0	$0	$0	$2,040	$(2,049)	$(9)
DEU	4,201	0	0	0	4,201	(4,261)	(60)
RDR	2,044	0	0	0	2,044	(2,050)	(6)
SSB	1,719	0	0	0	1,719	(1,754)	(35)

Master Securities Forward Transaction Agreement
MSC	0	0	0	(4,100)	(4,100)	3,131	(969)

Total Borrowings and Other Financing Transactions	$10,004	$0	$0	$(4,100)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

40	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Call - EUREX EURO STOXX 50 Index	3,600.000	12/20/2019	250	$743	$338

Total Purchased Options				$743	$338

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - EUREX EURO STOXX 50 Index	2,300.000	12/20/2019	250	$(826)	$(698)

Total Written Options				$(826)	$(698)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2016	390	$73	$5	$0
Australia Government 10-Year Bond December Futures	Long	12/2016	302	300	164	(63)
E-mini S&P 500 Index December Futures	Short	12/2016	81	(31)	0	(48)
Euro STOXX 50 December Futures	Short	12/2016	132	(68)	0	(24)
Mini MSCI Emerging Markets Index December Futures	Long	12/2016	63	(15)	17	0
U.S. Treasury 10-Year Note December Futures	Long	12/2016	647	(82)	0	(273)

Total Futures Contracts				$177	$186	$(408)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION (2)

Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2016	Notional Amount (3)	Market Value (4)	Unrealized Appreciation	Variation Margin
							Asset	Liability
Navient Corp.	5.000%	12/20/2021	%	$2,800	$ (9)	$3	$0	$(1)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed (Pay) Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized (Depreciation)	Variation Margin
						Asset	Liability
CDX.IG-27 5-Year Index	(1.000)%	12/20/2021	$ 27,400	$(350)	$(85)	$0	$(46)
iTraxx Europe Main 25 5-Year Index	(1.000)	06/20/2021	EUR 3,200	(58)	(3)	0	(2)

				$(408)	$(88)	$0	$(48)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.HY-26 5-Year Index	5.000%	06/20/2021	$11,200	$595	$63	$67	$0
CDX.HY-27 5-Year Index	5.000	12/20/2021	16,600	759	113	104	0

				$1,354	$176	$171	$0

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	41

Schedule of Investments PIMCO Credit Absolute Return Fund (Cont.)

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month NZD-BBR	5.000%	12/17/2024	NZD	6,100	$949	$519	$13	$0
Pay	3-Month NZD-BBR *	3.000	12/16/2026		10,900	380	177	23	0
Receive	3-Month USD-LIBOR *	2.910	08/20/2019	$	41,500	(707)	(557)	19	0
Receive	3-Month USD-LIBOR	2.000	12/16/2019		87,500	(3,025)	(2,622)	70	0
Receive	3-Month USD-LIBOR	2.000	12/16/2020		38,600	(1,605)	(256)	49	0
Receive	3-Month USD-LIBOR	2.330	08/19/2025		6,600	(516)	(491)	29	0
Receive	3-Month USD-LIBOR	2.335	08/24/2025		4,900	(384)	(367)	22	0
Receive	3-Month USD-LIBOR	2.250	06/15/2026		6,100	(491)	(171)	31	0
Receive	3-Month USD-LIBOR *	1.750	12/21/2026		59,700	(1,480)	(620)	323	0
Receive	3-Month USD-LIBOR	2.500	06/15/2046		4,400	(752)	(443)	79	0
Receive	3-Month USD-LIBOR *	2.250	12/21/2046		8,000	(803)	(152)	143	0
Pay	6-Month GBP-LIBOR *	0.500	03/15/2022	GBP	8,700	(7)	46	0	(16)
Receive	6-Month GBP-LIBOR *	0.750	03/15/2027		8,500	51	(138)	46	0
Pay	6-Month JPY-LIBOR	1.000	09/18/2023	JPY	1,100	1	0	0	0
Pay	28-Day MXN-TIIE	5.630	07/07/2021	MXN	100,300	(95)	(120)	0	(13)
Pay	28-Day MXN-TIIE	5.810	09/29/2021		3,900	(2)	(13)	0	(1)
Pay	28-Day MXN-TIIE	5.740	04/24/2023		21,700	(29)	(29)	0	(2)
Pay	28-Day MXN-TIIE	5.738	04/25/2023		19,300	(26)	(26)	0	(2)
Pay	28-Day MXN-TIIE	5.925	08/04/2023		1,000	(1)	(1)	0	0
Pay	28-Day MXN-TIIE	5.935	08/04/2023		1,000	(1)	(1)	0	0

						$(8,543)	$(5,265)	$847	$(34)

Total Swap Agreements						$(7,606)	$(5,174)	$1,018	$(83)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2016:

(g)	Securities with an aggregate market value of $3,131 and cash of $3 have been pledged as collateral as of September 30, 2016 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

(h)	Securities with an aggregate market value of $6,887 and cash of $4,480 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$338	$186	$1,018	$1,542	$(698)	$(408)	$(83)	$(1,189)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	11/2016	AUD	363		$273	$0	$(5)
BOA	10/2016	BRL	2,749		847	2	0
	10/2016		$841	BRL	2,749	4	0
BPS	10/2016	CNH	45,393		$6,824	27	0
	11/2016		$16	INR	1,083	0	0
BRC	10/2016	CNH	11,131		$1,700	32	0

42	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	10/2016		$3,737	CNH	25,055	$15	$0
CBK	10/2016	EUR	432		$485	0	0
	10/2016		$1,849	MXN	33,573	0	(121)
	10/2016		947	RUB	63,043	54	0
FBF	10/2016		119	MXN	2,183	0	(7)
GLM	10/2016	JPY	207,734		$2,071	22	0
	10/2016		$4,991	EUR	4,451	9	0
	11/2016	EUR	3,741		$4,199	0	(9)
	11/2016		$387	AUD	503	0	(3)
	11/2016		3,180	GBP	2,429	0	(29)
	11/2016		962	INR	65,002	9	0
HUS	10/2016		2,581	CNH	17,210	0	(4)
	11/2016	HKD	4,483		$578	0	0
JPM	10/2016	MXN	2,801		141	0	(3)
	11/2016	GBP	3,030		3,933	3	0
MSB	10/2016	BRL	2,749		849	4	0
	10/2016	EUR	4,019		4,546	31	0
	10/2016		$847	BRL	2,749	0	(2)
	11/2016		842		2,749	0	(4)
SCX	10/2016	CNH	8,089		$1,212	1	0
	10/2016	CNY	30,220		4,516	0	(12)
	10/2016		$2,063	JPY	207,734	0	(14)
	11/2016	JPY	207,734		$2,065	14	0
UAG	11/2016		$906	IDR	11,961,970	9	0

Total Forward Foreign Currency Contracts						$236	$(213)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
JPM	Put - OTC USD versus BRL	BRL	3.250	11/21/2016	$	1,700	$40	$32

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount		Cost	Market Value
DUB	Call - OTC EURO STOXX 50 Index	3,631.000	12/20/2019	EUR	262	$913	$339

Total Purchased Options						$953	$371

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC CDX.IG-26 5-Year Index	Buy	0.650%	10/19/2016		$3,400	$ (2)	$(1)
	Put - OTC CDX.IG-26 5-Year Index	Sell	0.850	10/19/2016		3,400	(5)	0
	Put - OTC CDX.IG-26 5-Year Index	Sell	0.900	10/19/2016		36,400	(65)	(2)
	Put - OTC CDX.IG-26 5-Year Index	Sell	0.900	11/16/2016		4,200	(5)	(2)
GST	Call - OTC CDX.IG-26 5-Year Index	Buy	0.650	10/19/2016		10,450	(6)	(3)
	Put - OTC CDX.IG-26 5-Year Index	Sell	0.850	10/19/2016		10,450	(15)	(1)
	Put - OTC CDX.IG-26 5-Year Index	Sell	0.900	11/16/2016		7,000	(10)	(3)
JPM	Put - OTC CDX.IG-26 5-Year Index	Sell	0.900	11/16/2016		3,200	(5)	(1)
	Put - OTC iTraxx Europe 25 5-Year Index	Sell	0.900	11/16/2016	EUR	9,000	(13)	(4)
MYC	Put - OTC CDX.IG-26 5-Year Index	Sell	0.900	11/16/2016		$6,200	(8)	(3)
	Put - OTC CDX.IG-26 5-Year Index	Sell	1.050	12/21/2016		18,100	(32)	(9)

							$ (166)	$(29)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	43

Schedule of Investments PIMCO Credit Absolute Return Fund (Cont.)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
JPM	Put - OTC USD versus BRL	BRL	3.100	11/21/2016	$	1,700	$(14)	$(8)
	Call - OTC USD versus BRL		3.499	11/21/2016		1,700	(26)	(15)

							$(40)	$(23)

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Put - OTC EURO STOXX 50 Index	2,300.000	12/20/2019	EUR	262	$(913)	$(731)

Total Written Options						$(1,119)	$(783)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2016:

	Balance at Beginning of Period	Sales	Closing Buys	Expirations	Exercised	Balance at End of Period
# of Contracts	310	46	(60)	(46)	0	250
Notional Amount in $	$ 35,040	$ 174,000	$ (26,390)	$ (46,450)	$ (30,000)	$ 106,200
Notional Amount in EUR	EUR 3,762	EUR 28,600	EUR (9,900)	EUR (8,500)	EUR (4,700)	EUR 9,262
Premiums	$ (2,457)	$ (363)	$ 642	$ 197	$ 36	$ (1,945)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Maturity Date	Implied Credit Spread at September 30, 2016 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BRC	Caterpillar, Inc.	(1.000)%	06/20/2021	0.566%	$	975	$(7)	$(13)	$0	$(20)
GST	Caterpillar, Inc.	(1.000)	06/20/2021	0.566		1,950	(18)	(22)	0	(40)
	Halliburton Co.	(1.000)	06/20/2021	0.892		3,050	133	(149)	0	(16)
	Vodafone Group PLC	(1.000)	06/20/2021	0.808	EUR	2,650	(3)	(25)	0	(28)
JPM	Darden Restaurants, Inc.	(1.000)	06/20/2021	0.769	$	2,950	42	(74)	0	(32)
MYC	EI du Pont de Nemours & Co.	(1.000)	12/20/2020	0.407		2,500	(39)	(23)	0	(62)

							$108	$(306)	$0	$(198)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2016 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Petroleos Mexicanos	1.000%	06/20/2021	2.942%	$	900	$(88)	$12	$0	$(76)
BRC	Sprint Communications, Inc.	5.000	12/20/2017	1.621		2,450	17	88	105	0
CBK	Deutsche Bank AG	1.000	12/20/2017	2.453	EUR	500	(45)	0	0	(45)
FBF	American Airlines Group, Inc.	5.000	12/20/2016	1.740	$	250	5	(3)	2	0
	Sprint Communications, Inc.	5.000	06/20/2020	4.702		1,000	46	(34)	12	0
GST	Community Health Systems, Inc.	5.000	12/20/2020	7.132		1,125	9	(91)	0	(82)

							$(56)	$(28)	$119	$(203)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (5)
							Asset	Liability
BOA	CDX.HY-21 5-Year Index 25-35%	5.000%	12/20/2018	$4,600	$ 587	$(91)	$496	$0
CBK	CDX.HY-21 5-Year Index 25-35%	5.000	12/20/2018	5,800	808	(182)	626	0
GST	CMBX.NA.BB.6 Index	5.000	05/11/2063	1,000	(144)	(31)	0	(175)
	CMBX.NA.BBB-.7 Index	3.000	01/17/2047	900	(90)	15	0	(75)
	CMBX.NA.BBB-.9 Index	3.000	09/17/2058	7,800	(1,764)	436	0	(1,328)
MYC	CMBX.NA.BBB-.7 Index	3.000	01/17/2047	700	(72)	14	0	(58)

					$ (675)	$161	$1,122	$(1,636)

44	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
JPM	Pay	3-Month NZD-BBR	5.000%	12/17/2024	NZD	1,700	$30	$234	$264	$0

Total Swap Agreements							$(593)	$61	$1,505	$(2,037)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2016:

(j)	Securities with an aggregate market value of $2,385 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure (6)
AZD	$0	$0	$0	$0	$(5)	$0	$0	$(5)	$(5)	$0	$(5)
BOA	6	0	496	502	0	(5)	0	(5)	497	(330)	167
BPS	27	0	0	27	0	0	(76)	(76)	(49)	0	(49)
BRC	47	0	105	152	0	0	(20)	(20)	132	0	132
CBK	54	0	626	680	(121)	0	(45)	(166)	514	(660)	(146)
DUB	0	339	0	339	0	(731)	0	(731)	(392)	453	61
FBF	0	0	14	14	(7)	0	0	(7)	7	0	7
GLM	40	0	0	40	(41)	0	0	(41)	(1)	0	(1)
GST	0	0	0	0	0	(7)	(1,744)	(1,751)	(1,751)	1,932	181
HUS	0	0	0	0	(4)	0	0	(4)	(4)	0	(4)
JPM	3	32	264	299	(3)	(28)	(32)	(63)	236	(270)	(34)
MSB	35	0	0	35	(6)	0	0	(6)	29	0	29
MYC	0	0	0	0	0	(12)	(120)	(132)	(132)	(110)	(242)
SCX	15	0	0	15	(26)	0	0	(26)	(11)	0	(11)
UAG	9	0	0	9	0	0	0	0	9	0	9

Total Over the Counter	$236	$371	$1,505	$2,112	$(213)	$(783)	$(2,037)	$(3,033)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	45

Schedule of Investments PIMCO Credit Absolute Return Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$338	$0	$0	$338
Futures	0	0	17	0	169	186
Swap Agreements	0	171	0	0	847	1,018

	$0	$171	$355	$0	$1,016	$1,542

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$236	$0	$236
Purchased Options	0	0	339	32	0	371
Swap Agreements	0	1,241	0	0	264	1,505

	$0	$1,241	$339	$268	$264	$2,112

	$0	$1,412	$694	$268	$1,280	$3,654

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$698	$0	$0	$698
Futures	0	0	72	0	336	408
Swap Agreements	0	49	0	0	34	83

	$0	$49	$770	$0	$370	$1,189

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$213	$0	$213
Written Options	0	29	731	23	0	783
Swap Agreements	0	2,037	0	0	0	2,037

	$0	$2,066	$731	$236	$0	$3,033

	$0	$2,115	$1,501	$236	$370	$4,222

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(71)	$0	$0	$(71)
Written Options	0	0	26	0	17	43
Futures	0	0	(493)	0	1,761	1,268
Swap Agreements	0	475	0	0	(8,475)	(8,000)

	$0	$475	$(538)	$0	$(6,697)	$(6,760)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,261)	$0	$(1,261)
Purchased Options	0	0	0	(38)	(9)	(47)
Written Options	0	194	0	351	0	545
Swap Agreements	0	(417)	0	0	139	(278)

	$0	$(223)	$0	$(948)	$130	$(1,041)

	$0	$252	$(538)	$(948)	$(6,567)	$(7,801)

46	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$79	$0	$0	$79
Written Options	0	0	124	0	0	124
Futures	0	0	(79)	0	1,103	1,024
Swap Agreements	0	(308)	0	0	5,144	4,836

	$0	$(308)	$124	$0	$6,247	$6,063

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,378	$0	$1,378
Purchased Options	0	0	(14)	9	6	1
Written Options	0	46	131	(132)	0	45
Swap Agreements	0	1,159	0	0	55	1,214

	$0	$1,205	$117	$1,255	$61	$2,638

	$0	$897	$241	$1,255	$6,308	$8,701

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Investments in Securities, at Value
Bank Loan Obligations	$0	$12,647	$3,493	$16,140
Corporate Bonds & Notes
Banking & Finance	0	35,724	26,901	62,625
Industrials	0	49,873	0	49,873
Utilities	0	10,293	0	10,293
Municipal Bonds & Notes
New York	0	315	0	315
U.S. Government Agencies	0	412	224	636
U.S. Treasury Obligations	0	52,257	0	52,257
Non-Agency Mortgage-Backed Securities	0	46,180	0	46,180
Asset-Backed Securities	0	39,166	0	39,166
Common Stocks
Consumer Discretionary	2,756	0	0	2,756
Health Care	356	0	0	356
Real Estate Investment Trusts
Real Estate	2,091	0	0	2,091
Short-Term Instruments
Repurchase Agreements	0	10,003	0	10,003

	$5,203	$256,870	$30,618	$292,691

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$113,659	$0	$0	$113,659

Total Investments	$118,862	$256,870	$30,618	$406,350

Short Sales, at Value - Liabilities
Corporate Bonds & Notes	$0	$(4,100)	$0	$(4,100)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	186	1,356	0	1,542
Over the counter	0	2,112	0	2,112

	$186	$3,468	$0	$3,654

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(408)	(781)	0	(1,189)
Over the counter	0	(3,033)	0	(3,033)

	$(408)	$(3,814)	$0	$(4,222)

Totals	$118,640	$252,424	$30,618	$401,682

There were no significant transfers between Levels 1 and 2 during the period ended September 30, 2016.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2016:

Category and Subcategory	Beginning Balance at 03/31/2016	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2016	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2016 (1)
Investments in Securities, at Value
Bank Loan Obligations	$4,087	$0	$(604)	$0	$(5)	$15	$0	$0	$3,493	$5
Corporate Bonds & Notes
Banking & Finance	25,218	0	(188)	47	2	1,822	0	0	26,901	1,797
U.S. Government Agencies	217	0	(2)	0	1	8	0	0	224	8
Asset-Backed Securities	4,004	0	(588)	0	1	47	0	(3,464)	0	0

Totals	$33,526	$0	$(1,382)	$47	$(1)	$1,892	$0	$(3,464)	$30,618	$1,810

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	47

Schedule of Investments PIMCO Credit Absolute Return Fund (Cont.)

September 30, 2016 (Unaudited)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2016	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Bank Loan Obligations	$3,493	Proxy Pricing	Base Price	98.00-102.00
Corporate Bonds & Notes
Banking & Finance	23,630	Reference Instrument	Spread Movement	5.00-160.52 BP
	3,271	Proxy Pricing	Base Price	102.67
U.S. Government Agencies	224	Proxy Pricing	Base Price	56.75

Total	$30,618

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2016 may be due to an investment no longer held or categorized as Level 3 at period end.

48	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Diversified Income Fund

September 30, 2016 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 103.9%

BANK LOAN OBLIGATIONS 3.9%
Boyd Gaming Corp.
3.845% due 09/15/2023	$300	$302
Camelot Finance S.A.
TBD% due 08/17/2019	1,700	1,687
Charter Communications Operating LLC
3.000% due 07/01/2020	98	98
3.250% due 08/24/2021	1,393	1,400
3.500% due 01/24/2023	4,478	4,511
Community Health Systems, Inc.
3.445% - 4.000% due 01/27/2021	2,534	2,492
3.750% due 12/31/2019	1,377	1,352
Delos Finance SARL
3.588% due 03/06/2021	200	202
Diamond Resorts Corp.
7.000% due 08/11/2023	1,500	1,481
Endo Luxembourg Finance Co. SARL
3.750% due 09/26/2022	2,680	2,677
Energy Future Intermediate Holding Co. LLC
4.250% due 12/19/2016	49,738	49,946
Flying Fortress, Inc.
3.588% due 04/30/2020	100	101
Gardner Denver, Inc.
4.250% due 07/30/2020	7,164	6,956
Gates Global, Inc.
4.250% due 07/06/2021	2,704	2,668
Hilton Worldwide Finance LLC
3.024% - 3.500% due 10/25/2023	3,128	3,154
3.500% due 10/26/2020	306	308
Intelsat Jackson Holdings S.A.
3.750% due 06/30/2019	3,771	3,600
Las Vegas Sands LLC
3.250% due 12/19/2020	3,230	3,252
Nielsen Finance LLC
TBD% due 09/23/2023	200	201
OGX
13.000% due 04/10/2049 (b)	1,281	564
Rise Ltd.
4.750% due 01/31/2021 (g)	5,870	5,801
Texas Competitive Electric Holdings Co.
5.000% due 10/31/2017	7,250	7,305
Valeant Pharmaceuticals International, Inc.
5.250% due 08/05/2020	300	301
5.500% due 04/01/2022	4,550	4,570
Vertiv Co.
TBD% due 09/29/2023	500	485

Total Bank Loan Obligations (Cost $105,705)		105,414

CORPORATE BONDS & NOTES 48.0%

BANKING & FINANCE 23.7%
AerCap Aviation Solutions BV
6.375% due 05/30/2017	1,072	1,102
AerCap Ireland Capital Ltd.
3.750% due 05/15/2019	2,200	2,252
4.625% due 10/30/2020	1,500	1,579
5.000% due 10/01/2021	1,300	1,391
Ally Financial, Inc.
4.125% due 03/30/2020	4,550	4,641
8.000% due 11/01/2031	3,045	3,768
American International Group, Inc.
6.250% due 05/01/2036	7,600	9,411
Aviation Capital Group Corp.
7.125% due 10/15/2020	5,245	6,196
Banco do Brasil S.A.
3.875% due 10/10/2022	1,589	1,502
6.000% due 01/22/2020	5,300	5,698
9.000% due 06/18/2024 (f)	1,204	1,046

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (f)	EUR	4,900	$5,697
Banque PSA Finance S.A.
5.750% due 04/04/2021		$1,447	1,630
Barclays Bank PLC
7.625% due 11/21/2022		38,047	42,342
14.000% due 06/15/2019 (f)	GBP	5,400	8,771
Barclays PLC
6.500% due 09/15/2019 (f)	EUR	1,250	1,315
Blackstone CQP Holdco LP
9.296% due 03/19/2019		$29,768	30,140
BNP Paribas S.A.
7.375% due 08/19/2025 (f)		2,900	2,896
7.625% due 03/30/2021 (f)		3,000	3,105
BPCE S.A.
4.500% due 03/15/2025		9,700	9,813
Cantor Fitzgerald LP
7.875% due 10/15/2019		12,100	13,464
CIT Group, Inc.
3.875% due 02/19/2019		850	870
4.250% due 08/15/2017		27,300	27,846
5.250% due 03/15/2018		100	104
6.625% due 04/01/2018		900	957
Citigroup, Inc.
2.255% due 09/01/2023		718	722
Co-operative Group Holdings Ltd.
6.875% due 07/08/2020	GBP	1,025	1,544
7.500% due 07/08/2026		2,400	3,744
Cooperatieve Rabobank UA
8.400% due 06/29/2017 (f)		$5,900	6,152
11.000% due 06/30/2019 (f)		23,488	28,538
Credit Agricole S.A.
7.875% due 01/23/2024 (f)		1,500	1,506
8.125% due 12/23/2025 (f)		3,000	3,190
8.125% due 09/19/2033		2,600	2,815
8.375% due 10/13/2019 (f)		9,230	10,461
Credit Suisse AG
6.500% due 08/08/2023		16,600	18,052
Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025		10,142	10,100
Crown Castle International Corp.
5.250% due 01/15/2023		1,986	2,256
Deutsche Bank AG
1.350% due 05/30/2017		500	490
Doctors Co.
6.500% due 10/15/2023		10,425	11,841
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		14,112	14,789
Ford Motor Credit Co. LLC
8.125% due 01/15/2020		1,025	1,211
Heta Asset Resolution AG
4.250% due 12/31/2023 ^	EUR	10,140	10,109
4.375% due 12/31/2023 ^		12,900	12,842
Hipotecaria Su Casita S.A. de C.V.
7.500% due 06/29/2018 ^		$1,332	100
HSBC Holdings PLC
3.900% due 05/25/2026		2,500	2,601
4.300% due 03/08/2026		2,700	2,899
6.000% due 09/29/2023 (f)	EUR	3,000	3,543
ING Groep NV
6.500% due 04/16/2025 (f)		$700	680
International Lease Finance Corp.
5.875% due 04/01/2019		6,440	6,915
8.250% due 12/15/2020		700	833
8.875% due 09/01/2017		50	53
Intesa Sanpaolo SpA
6.500% due 02/24/2021		16,225	18,221
iStar, Inc.
5.000% due 07/01/2019		2,100	2,102
KBC Bank NV
8.000% due 01/25/2023		200	213
KGH Intermediate Holdco LLC
12.000% due 08/08/2019 (g)		3,325	3,229

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
La Mondiale SAM
5.050% due 12/17/2025 (f)	EUR	5,500	$6,136
Lima Metro Line 2 Finance Ltd.
5.875% due 07/05/2034		$200	224
Lloyds Bank PLC
12.000% due 12/16/2024 (f)		11,700	16,102
Lloyds Banking Group PLC
3.100% due 07/06/2021		2,170	2,220
7.625% due 06/27/2023 (f)	GBP	1,500	1,993
Mitchells & Butlers Finance PLC
6.469% due 09/15/2032 (i)		1,700	2,826
National Australia Bank Ltd.
1.667% due 07/12/2021		$5,600	5,656
Nationwide Building Society
10.250% due 06/29/2049 (f)	GBP	3	416
Navient Corp.
5.500% due 01/15/2019		$200	204
6.625% due 07/26/2021		3,522	3,557
8.000% due 03/25/2020		17,500	18,812
8.450% due 06/15/2018		6,175	6,654
NN Group NV
4.500% due 01/15/2026 (f)	EUR	4,000	4,525
Novo Banco S.A.
5.000% due 04/23/2019		2,150	1,679
5.000% due 05/14/2019		5,700	4,418
5.000% due 05/21/2019		2,500	1,987
Old Republic International Corp.
3.875% due 08/26/2026		$6,740	6,746
Omega Healthcare Investors, Inc.
4.500% due 01/15/2025		700	714
4.950% due 04/01/2024		1,900	2,001
OneMain Financial Holdings LLC
6.750% due 12/15/2019		14,300	15,119
7.250% due 12/15/2021		5,000	5,288
Peru Enhanced Pass-Through Finance Ltd.
0.000% due 05/31/2018 (e)		1,280	1,248
Rio Oil Finance Trust
9.250% due 07/06/2024		16,335	15,069
Royal Bank of Scotland Group PLC
2.500% due 03/22/2023	EUR	7,000	7,957
4.800% due 04/05/2026		$5,500	5,678
7.648% due 09/30/2031 (f)		1,850	2,225
8.000% due 08/10/2025 (f)		11,870	11,187
8.625% due 08/15/2021 (f)		5,500	5,431
Royal Bank of Scotland PLC
6.934% due 04/09/2018	EUR	2,925	3,572
9.500% due 03/16/2022		$1,200	1,239
Santander UK Group Holdings PLC
7.375% due 06/24/2022 (f)	GBP	4,050	5,196
Santander UK PLC
5.000% due 11/07/2023		$2,300	2,405
Sberbank of Russia Via SB Capital S.A.
5.400% due 03/24/2017		1,400	1,424
5.717% due 06/16/2021		16,050	17,397
SL Green Realty Corp.
4.500% due 12/01/2022		10,300	10,739
Societe Generale S.A.
8.000% due 09/29/2025 (f)		13,300	13,233
Springleaf Finance Corp.
5.250% due 12/15/2019		4,900	5,016
8.250% due 12/15/2020		1,365	1,502
Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (f)	EUR	200	252
Tesco Property Finance PLC
6.052% due 10/13/2039	GBP	12,709	18,305
UBS AG
4.750% due 05/22/2023		$900	919
5.125% due 05/15/2024		200	207
7.250% due 02/22/2022		5,200	5,290
7.625% due 08/17/2022		24,500	28,604
UBS Group AG
7.000% due 02/19/2025 (f)		3,500	3,702

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	49

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wells Fargo Capital
5.950% due 12/01/2086		$2,800	$3,087

			647,448

INDUSTRIALS 17.0%
Activision Blizzard, Inc.
6.125% due 09/15/2023		200	220
ADT Corp.
4.875% due 07/15/2032		6,460	5,733
Air Canada Pass-Through Trust
3.600% due 09/15/2028		720	747
ALROSA Finance S.A.
7.750% due 11/03/2020		13,400	15,336
Altice Financing S.A.
6.625% due 02/15/2023		1,000	1,030
7.500% due 05/15/2026		10,000	10,437
Altice Luxembourg S.A.
7.250% due 05/15/2022	EUR	6,700	7,965
American Airlines Pass-Through Trust
4.375% due 04/01/2024		$657	669
AutoNation, Inc.
6.750% due 04/15/2018		150	160
California Resources Corp.
8.000% due 12/15/2022		12,962	8,685
Cemex S.A.B. de C.V.
4.750% due 01/11/2022	EUR	1,100	1,278
Charter Communications Operating LLC
3.579% due 07/23/2020		$400	418
4.908% due 07/23/2025		4,200	4,645
6.484% due 10/23/2045		1,100	1,338
Chesapeake Energy Corp.
6.250% due 01/15/2017	EUR	10,600	11,924
CNOOC Finance Ltd.
3.000% due 05/09/2023		$3,000	3,042
Community Health Systems, Inc.
8.000% due 11/15/2019		1,900	1,872
CONSOL Energy, Inc.
5.875% due 04/15/2022		1,888	1,746
Continental Airlines Pass-Through Trust
6.000% due 07/12/2020		604	648
Corp. GEO S.A.B. de C.V.
8.875% due 03/27/2022 ^		2,700	1
9.250% due 06/30/2020 ^		14,300	4
Crimson Merger Sub, Inc.
6.625% due 05/15/2022		3,400	3,009
CSC Holdings LLC
8.625% due 02/15/2019		5,300	5,933
CSN Islands Corp.
6.875% due 09/21/2019 (i)		2,030	1,421
CVS Pass-Through Trust
5.773% due 01/10/2033		339	395
6.943% due 01/10/2030		9,250	11,297
7.507% due 01/10/2032		9,612	12,302
8.353% due 07/10/2031		1,338	1,792
Dakota Merger Sub, Inc.
7.750% due 09/01/2023		3,143	3,163
Delta Air Lines Pass-Through Trust
6.718% due 07/02/2024		35	41
7.750% due 06/17/2021		384	434
Denbury Resources, Inc.
4.625% due 07/15/2023		1,550	1,039
DISH DBS Corp.
5.125% due 05/01/2020		1,600	1,664
7.875% due 09/01/2019		7,400	8,306
Dollar Tree, Inc.
5.250% due 03/01/2020		500	521
Endo Finance LLC
5.375% due 01/15/2023		2,200	1,958
6.500% due 02/01/2025		3,950	3,511
Enterprise Products Operating LLC
4.465% due 08/01/2066		7,175	6,772
7.034% due 01/15/2068		1,200	1,268

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Flex Ltd.
5.000% due 02/15/2023		$3,700	$4,030
HCA, Inc.
4.500% due 02/15/2027		11,000	11,069
4.750% due 05/01/2023		8,200	8,569
6.500% due 02/15/2020		600	666
HD Supply, Inc.
7.500% due 07/15/2020		1,600	1,662
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	200	221
5.014% due 12/27/2017		900	974
Hilton Domestic Operating Co., Inc.
4.250% due 09/01/2024		$900	923
iHeartCommunications, Inc.
9.000% due 09/15/2022		8,900	6,486
KazMunayGas National Co. JSC
9.125% due 07/02/2018		3,500	3,872
Kinder Morgan, Inc.
7.750% due 01/15/2032		10,100	12,258
7.800% due 08/01/2031		2,300	2,812
Latam Airlines Pass-Through Trust
4.200% due 08/15/2029		4,643	4,538
4.500% due 08/15/2025		11,793	11,409
Mallinckrodt International Finance S.A.
4.750% due 04/15/2023		6,230	5,638
MCE Finance Ltd.
5.000% due 02/15/2021		5,700	5,744
New Albertson’s, Inc.
6.570% due 02/23/2028		800	636
Nielsen Co. Luxembourg SARL
5.500% due 10/01/2021		12,300	12,853
Northwest Airlines Pass-Through Trust
7.150% due 04/01/2021		467	501
OGX Austria GmbH
8.375% due 04/01/2022 ^		12,200	0
8.500% due 06/01/2018 ^		20,900	0
ONEOK Partners LP
5.000% due 09/15/2023		8,250	8,965
Pertamina Persero PT
4.300% due 05/20/2023		3,800	3,995
Petroleos de Venezuela S.A.
5.375% due 04/12/2027		17,345	7,286
5.500% due 04/12/2037		49,585	20,702
Petroleos Mexicanos
6.375% due 02/04/2021		20,500	22,398
QVC, Inc.
5.950% due 03/15/2043		4,800	4,571
Regency Energy Partners LP
4.500% due 11/01/2023		11,400	11,499
Reynolds Group Issuer, Inc.
5.750% due 10/15/2020		18,600	19,204
6.875% due 02/15/2021		1,500	1,556
Rockies Express Pipeline LLC
6.000% due 01/15/2019		4,200	4,431
Sabine Pass Liquefaction LLC
5.625% due 04/15/2023		200	215
5.750% due 05/15/2024		18,000	19,462
Sabine Pass LNG LP
7.500% due 11/30/2016		2,275	2,294
SABMiller PLC
6.500% due 07/15/2018		475	516
Schaeffler Finance BV
2.500% due 05/15/2020	EUR	4,500	5,170
SES Global Americas Holdings GP
2.500% due 03/25/2019		$100	100
SFR Group S.A.
5.625% due 05/15/2024	EUR	400	465
6.000% due 05/15/2022		$2,800	2,866
6.250% due 05/15/2024		14,800	14,759
7.375% due 05/01/2026		15,950	16,324
Spirit Issuer PLC
6.582% due 12/28/2027	GBP	200	274

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
T-Mobile USA, Inc.
6.250% due 04/01/2021		$8,000	$8,425
Tenet Healthcare Corp.
4.500% due 04/01/2021		2,700	2,730
6.000% due 10/01/2020		3,800	4,028
Time Warner Cable LLC
5.000% due 02/01/2020		200	217
Transocean, Inc.
9.000% due 07/15/2023		5,425	5,303
Unitymedia Hessen GmbH & Co. KG
5.625% due 04/15/2023	EUR	2,240	2,675
UPC Holding BV
6.375% due 09/15/2022		800	956
Urbi Desarrollos Urbanos S.A.B. de C.V.
9.500% due 01/21/2020 ^		$1,300	20
Valeant Pharmaceuticals International, Inc.
5.375% due 03/15/2020		4,200	3,906
Viacom, Inc.
2.200% due 04/01/2019		150	151
Virgin Media Secured Finance PLC
6.000% due 04/15/2021	GBP	2,610	3,520
Volkswagen Group of America Finance LLC
1.281% due 05/22/2018		$900	895
1.650% due 05/22/2018		500	499
Western Gas Partners LP
4.650% due 07/01/2026		1,300	1,349
Westlake Chemical Corp.
4.625% due 02/15/2021		1,100	1,152
Whiting Petroleum Corp.
5.000% due 03/15/2019		4,200	4,084
Wind Acquisition Finance S.A.
4.000% due 07/15/2020	EUR	3,300	3,763
7.375% due 04/23/2021		$13,600	14,263
Wynn Las Vegas LLC
4.250% due 05/30/2023		300	289
Yellowstone Energy LP
5.750% due 12/31/2026		3,449	3,602

			466,464

UTILITIES 7.3%
Beaver Valley Funding Corp.
9.000% due 06/01/2017		2	2
Bruce Mansfield Unit Pass-Through Trust
6.850% due 06/01/2034		1,877	959
Duke Energy Corp.
3.750% due 09/01/2046		1,000	977
FirstEnergy Corp.
7.375% due 11/15/2031		3,690	4,810
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		17,500	17,654
6.000% due 11/27/2023		400	433
Gazprom OAO Via Gaz Capital S.A.
3.850% due 02/06/2020		7,800	7,921
4.950% due 02/06/2028		300	302
6.510% due 03/07/2022		10,000	11,150
8.146% due 04/11/2018		2,900	3,140
8.625% due 04/28/2034		5,600	7,386
9.250% due 04/23/2019		200	231
Genesis Energy LP
5.625% due 06/15/2024		6,400	6,304
Kinder Morgan Finance Co. LLC
6.000% due 01/15/2018		100	105
Majapahit Holding BV
7.750% due 01/20/2020		6,310	7,273
8.000% due 08/07/2019		6,900	7,918
Novatek OAO Via Novatek Finance Ltd.
4.422% due 12/13/2022		1,925	1,941
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022		10,425	3,284
Pedernales Electric Cooperative, Inc.
5.952% due 11/15/2022		379	425

50	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Petrobras Global Finance BV
3.737% due 03/17/2020		$6,000	$5,880
4.375% due 05/20/2023		600	538
4.875% due 03/17/2020		7,100	7,191
5.375% due 01/27/2021		20,200	20,048
6.875% due 01/20/2040		150	132
7.250% due 03/17/2044		200	182
8.375% due 05/23/2021		20,445	22,453
8.750% due 05/23/2026		1,748	1,936
Petroleos Mexicanos
5.500% due 06/27/2044		11,100	9,678
6.375% due 01/23/2045		8,800	8,448
6.625% due 06/15/2035		7,000	7,160
6.625% due 06/15/2038		6,600	6,567
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.298% due 09/30/2020		598	641
5.838% due 09/30/2027		1,370	1,610
6.332% due 09/30/2027		500	603
Sprint Capital Corp.
6.900% due 05/01/2019		2,250	2,340
Sprint Communications, Inc.
7.000% due 08/15/2020		550	556
8.375% due 08/15/2017		4,700	4,894
Sprint Corp.
7.125% due 06/15/2024		2,300	2,254
7.875% due 09/15/2023		3,300	3,349
Telecom Italia SpA
7.375% due 12/15/2017	GBP	3,500	4,842
Terraform Global Operating LLC
13.750% due 08/15/2022 (i)		$6,600	6,831

			200,348

Total Corporate Bonds & Notes (Cost $1,362,153)			1,314,260

MUNICIPAL BONDS & NOTES 0.7%

CALIFORNIA 0.0%
California State Public Works Board Revenue Bonds, Series 2011
5.786% due 12/01/2021		250	284

ILLINOIS 0.1%
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033		800	888
7.750% due 01/01/2042		2,475	2,664

			3,552

TEXAS 0.6%
Texas Public Finance Authority Revenue Notes, Series 2014
5.250% due 07/01/2017		11,865	11,911
8.250% due 07/01/2024		3,500	3,685

			15,596

Total Municipal Bonds & Notes (Cost $18,890)			19,432

U.S. GOVERNMENT AGENCIES 7.1%
Fannie Mae
0.981% due 10/18/2030		3	3
3.500% due 02/01/2045 - 09/01/2046		28,397	29,988
4.125% due 09/25/2040 (a)		1,200	154
5.000% due 11/01/2035		84	94
5.275% due 09/25/2037 (a)		1,785	306
6.500% due 06/25/2028		71	80
6.850% due 12/18/2027		44	50
Fannie Mae, TBA
3.000% due 11/01/2046 - 12/01/2046		38,000	39,409
3.500% due 10/01/2046 - 11/01/2046		115,000	121,258

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Freddie Mac
1.024% due 09/15/2030	$11	$12
1.689% due 10/25/2044 - 02/25/2045	108	110
1.867% due 07/25/2044	157	162
2.829% due 05/01/2023	6	6
5.500% due 09/15/2017	2	2
6.500% due 07/25/2043	8	9
Ginnie Mae
1.875% due 07/20/2026	13	14
2.000% due 11/20/2023 - 11/20/2027	45	48
2.125% due 05/20/2026	15	16
6.112% due 09/16/2042	1,393	1,443
9.250% due 06/20/2021	2	2
New Valley Generation
7.299% due 03/15/2019	269	295
Small Business Administration
4.340% due 03/01/2024	48	51
5.080% due 11/01/2022	98	104
5.130% due 09/01/2023	7	7
6.900% due 12/01/2020	52	55
7.150% due 03/01/2017	5	5
7.190% due 12/01/2019	25	26
7.300% due 05/01/2017	4	4
Vendee Mortgage Trust
6.000% due 12/15/2030	401	414

Total U.S. Government Agencies (Cost $193,402)		194,127

U.S. TREASURY OBLIGATIONS 8.6%
U.S. Treasury Bonds
2.250% due 08/15/2046 (i)	6,300	6,206
2.500% due 02/15/2045 (k)(m)	4,600	4,770
2.750% due 08/15/2042 (m)	1,800	1,968
2.750% due 11/15/2042 (k)(m)	5,150	5,624
2.875% due 08/15/2045	25,450	28,442
3.000% due 05/15/2042 (m)	4,000	4,574
3.125% due 02/15/2042 (k)	3,450	4,030
3.125% due 02/15/2043 (m)	23,500	27,467
4.375% due 05/15/2040 (k)	10,150	14,219
4.625% due 02/15/2040 (k)(m)	4,700	6,798
6.125% due 11/15/2027 (k)	5,350	7,775
6.250% due 05/15/2030	7,950	12,288
U.S. Treasury Notes
1.125% due 08/31/2021	57,300	57,253
1.375% due 08/31/2023	20,700	20,643
2.000% due 02/15/2025 (k)(m)	1,900	1,969
2.000% due 08/15/2025 (k)(m)	29,800	30,865

Total U.S. Treasury Obligations (Cost $227,004)		234,891

NON-AGENCY MORTGAGE-BACKED SECURITIES 12.3%
Adjustable Rate Mortgage Trust
2.909% due 01/25/2036 ^	391	345
2.990% due 01/25/2035	1,262	1,276
American Home Mortgage Assets Trust
0.715% due 05/25/2046 ^	378	279
0.734% due 10/25/2046	932	626
American Home Mortgage Investment Trust
2.995% due 12/25/2035	906	591
Banc of America Commercial Mortgage Trust
5.492% due 02/10/2051	1,858	1,902
5.938% due 02/10/2051	6,579	6,713
Banc of America Funding Trust
1.025% due 06/26/2035	1,459	1,390
3.056% due 03/20/2036	102	95
3.229% due 09/20/2035 ^	175	151
5.500% due 01/25/2036	210	214
6.000% due 07/25/2037 ^	562	445
6.000% due 08/25/2037 ^	346	304
Banc of America Mortgage Trust
2.858% due 11/25/2034	75	72
2.892% due 02/25/2036 ^	38	35
3.072% due 11/20/2046 ^	2,869	2,366

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 12/25/2020	$108	$109
5.500% due 11/25/2035 ^	114	108
6.000% due 10/25/2036 ^	303	253
BB-UBS Trust
2.892% due 06/05/2030	12,800	12,941
BCAP LLC Trust
0.448% due 06/26/2037	42	42
Bear Stearns Adjustable Rate Mortgage Trust
2.619% due 02/25/2033	4	4
2.884% due 01/25/2035	31	30
2.920% due 03/25/2035	9,461	9,520
2.927% due 02/25/2033	7	6
2.951% due 01/25/2034	3	4
2.973% due 02/25/2036 ^	1,047	884
3.018% due 01/25/2035	760	747
3.087% due 01/25/2034	15	15
3.109% due 08/25/2035	1,848	1,586
Bear Stearns ALT-A Trust
0.865% due 08/25/2036 ^	1,500	1,349
2.957% due 08/25/2036 ^	460	319
2.980% due 05/25/2035	272	266
3.072% due 11/25/2036	286	217
3.086% due 11/25/2036 ^	4,427	3,263
3.142% due 09/25/2035	1,101	954
3.381% due 03/25/2036 ^	450	344
3.465% due 11/25/2036 ^	255	213
Bear Stearns Commercial Mortgage Securities Trust
5.317% due 02/11/2044	27,402	27,628
Chase Mortgage Finance Trust
5.500% due 11/25/2035	996	979
5.500% due 07/25/2037 ^	2,130	1,748
Citigroup Global Markets Mortgage Securities, Inc.
1.025% due 05/25/2032	15	15
Citigroup Mortgage Loan Trust, Inc.
2.870% due 10/25/2035 ^	306	304
2.887% due 03/25/2034	35	35
2.930% due 10/25/2035	564	558
2.957% due 05/25/2035	808	759
3.040% due 05/25/2035	103	101
3.043% due 08/25/2035 ^	129	98
3.296% due 09/25/2037 ^	954	878
3.374% due 09/25/2037 ^	493	424
5.243% due 04/25/2037 ^	496	425
CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037 ^	1,504	1,313
COBALT Commercial Mortgage Trust
5.484% due 04/15/2047	5,672	5,719
Countrywide Alternative Loan Trust
0.645% due 06/25/2036	6,544	5,155
0.705% due 04/25/2046	15,428	10,970
0.727% due 12/20/2046 ^	1,986	1,460
0.742% due 07/20/2046 ^	885	441
0.812% due 09/20/2046	491	197
0.862% due 11/20/2035	281	239
1.507% due 12/25/2035	206	166
2.985% due 02/25/2037 ^	1,994	1,728
3.207% due 10/25/2035 ^	94	81
5.500% due 11/25/2035 ^	1,441	1,270
5.500% due 12/25/2035 ^	1,001	857
5.500% due 01/25/2036	411	354
5.750% due 02/25/2035	886	873
5.750% due 03/25/2037 ^	227	198
6.000% due 02/25/2037 ^	4,447	3,123
6.250% due 11/25/2036 ^	1,758	1,560
6.250% due 12/25/2036 ^	835	624
6.250% due 08/25/2037 ^	5,736	5,097
Countrywide Home Loan Mortgage Pass-Through Trust
0.755% due 05/25/2035	130	109
0.825% due 04/25/2046 ^	63	49
2.708% due 07/20/2034	306	295
2.776% due 10/19/2032	4	3
2.886% due 02/25/2034	430	426
3.043% due 04/20/2035	223	222
5.000% due 04/25/2035	3	3
5.500% due 01/25/2035	499	505
5.500% due 09/25/2035 ^	592	591
5.500% due 12/25/2035 ^	639	589
6.000% due 05/25/2036 ^	351	304

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	51

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 01/25/2037 ^		$7,311	$6,358
Countrywide Home Loan Reperforming REMIC Trust
0.865% due 06/25/2035		171	153
Credit Suisse Commercial Mortgage Trust
5.361% due 02/15/2040		2,679	2,690
5.383% due 02/15/2040		225	226
6.134% due 09/15/2039		10,381	10,619
Credit Suisse First Boston Mortgage Securities Corp.
2.561% due 06/25/2033		270	265
6.000% due 01/25/2036 ^		1,062	743
Credit Suisse Mortgage Capital Certificates
2.893% due 02/26/2036		1,038	1,005
3.039% due 09/26/2047		1,045	1,043
Deutsche ALT-A Securities, Inc.
0.705% due 06/25/2037 ^		1,548	1,392
3.584% due 10/25/2035		107	90
5.500% due 12/25/2035 ^		300	253
Deutsche ALT-B Securities, Inc.
6.300% due 07/25/2036 ^		250	197
Deutsche Mortgage & Asset Receiving Corp.
1.624% due 07/27/2045		310	310
Dragon Finance BV
1.722% due 07/13/2023	GBP	5,695	6,557
EMF-NL Prime BV
0.505% due 04/17/2041	EUR	1,561	1,548
Eurosail PLC
0.679% due 06/13/2045	GBP	920	1,185
1.079% due 09/13/2045		8,383	8,583
1.329% due 06/13/2045		12,054	13,856
First Horizon Asset Securities, Inc.
2.577% due 02/25/2036		$346	323
First Horizon Mortgage Pass-Through Trust
2.708% due 02/25/2035		425	424
5.750% due 02/25/2036 ^		205	183
5.750% due 05/25/2037 ^		1,434	1,173
GMAC Mortgage Corp. Loan Trust
3.164% due 11/19/2035		236	220
3.404% due 04/19/2036 ^		112	100
GreenPoint Mortgage Funding Trust
0.795% due 11/25/2045		64	55
Greenpoint Mortgage Pass-Through Certificates
3.279% due 10/25/2033		408	403
GSR Mortgage Loan Trust
2.685% due 06/25/2034		116	113
2.952% due 01/25/2036 ^		191	179
3.007% due 09/25/2035		95	97
3.069% due 11/25/2035		1,384	1,332
3.097% due 05/25/2035		568	534
3.108% due 11/25/2035 ^		147	122
3.255% due 05/25/2034		486	485
6.000% due 02/25/2036 ^		3,001	2,444
6.000% due 03/25/2037 ^		547	521
6.000% due 05/25/2037 ^		220	205
HarborView Mortgage Loan Trust
0.721% due 09/19/2037		842	681
0.721% due 01/19/2038		1,041	902
3.151% due 06/19/2036 ^		251	173
HomeBanc Mortgage Trust
0.785% due 01/25/2036		651	568
2.782% due 04/25/2037 ^		161	136
IndyMac Mortgage Loan Trust
0.765% due 07/25/2035		81	71
0.794% due 06/25/2037 ^		268	199
2.992% due 07/25/2037		178	132
3.250% due 08/25/2036		114	81
3.358% due 06/25/2036		577	474
JPMorgan Alternative Loan Trust
0.635% due 09/25/2036 ^		876	835
0.665% due 03/25/2037		1,291	951
JPMorgan Chase Commercial Mortgage Securities Trust
5.440% due 06/12/2047		4,839	4,864
5.664% due 01/12/2043		14,097	14,105
JPMorgan Mortgage Trust
2.531% due 07/27/2037		2,023	1,893
2.797% due 04/25/2036 ^		134	123

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.920% due 07/25/2035	$134	$132
2.944% due 07/25/2035	102	101
2.971% due 04/25/2035	1,503	1,510
3.165% due 08/25/2035 ^	796	762
4.628% due 06/25/2037 ^	3,283	2,913
5.750% due 01/25/2036 ^	411	350
JPMorgan Resecuritization Trust
0.994% due 03/26/2037	432	426
LB-UBS Commercial Mortgage Trust
5.424% due 02/15/2040	287	289
5.866% due 09/15/2045	505	523
Lehman XS Trust
0.685% due 03/25/2047 ^	957	867
0.705% due 07/25/2037 ^	829	594
MASTR Adjustable Rate Mortgages Trust
0.765% due 05/25/2037	178	109
0.865% due 05/25/2047 ^	360	169
1.247% due 01/25/2047 ^	1,064	755
3.102% due 08/25/2034	47	46
3.161% due 11/25/2033	37	37
MASTR Alternative Loan Trust
0.925% due 03/25/2036	585	120
Merrill Lynch Alternative Note Asset Trust
3.322% due 06/25/2037 ^	251	170
Merrill Lynch Mortgage Investors Trust
0.735% due 02/25/2036	2,193	2,008
2.228% due 10/25/2035	873	847
2.774% due 12/25/2035	1,557	1,435
2.809% due 05/25/2034	362	354
2.975% due 11/25/2035	213	209
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049	655	676
6.069% due 08/12/2049	292	298
Morgan Stanley Capital Trust
5.692% due 04/15/2049	1,200	1,213
6.103% due 06/11/2049	2,332	2,395
Morgan Stanley Mortgage Loan Trust
2.636% due 06/25/2036	57	55
2.876% due 07/25/2035 ^	2,031	1,749
3.169% due 11/25/2037	1,615	1,366
6.000% due 10/25/2037 ^	6,702	5,876
Nomura Asset Acceptance Corp. Alternative Loan Trust
5.820% due 03/25/2047	211	210
Prime Mortgage Trust
1.025% due 02/25/2035	626	586
RBSGC Structured Trust
5.500% due 11/25/2035 ^	4,867	4,403
RBSSP Resecuritization Trust
0.990% due 09/26/2034	417	397
1.022% due 04/26/2037	345	325
Residential Accredit Loans, Inc. Trust
0.625% due 05/25/2037	655	551
0.715% due 07/25/2036	303	252
0.725% due 12/25/2046 ^	412	287
0.755% due 05/25/2037 ^	122	31
3.220% due 03/25/2035 ^	574	496
3.339% due 02/25/2035 ^	178	145
4.404% due 02/25/2036 ^	181	145
6.000% due 06/25/2036 ^	180	156
6.000% due 05/25/2037 ^	148	125
6.500% due 07/25/2036	685	599
Residential Asset Securitization Trust
0.925% due 01/25/2046 ^	1,186	566
6.000% due 02/25/2036	506	377
6.250% due 09/25/2037 ^	2,297	1,596
Residential Funding Mortgage Securities, Inc. Trust
3.428% due 09/25/2035 ^	319	254
3.467% due 02/25/2036 ^	847	773
6.000% due 10/25/2036 ^	815	777
Structured Adjustable Rate Mortgage Loan Trust
0.725% due 04/25/2047	1,025	756
2.848% due 01/25/2035	337	320
2.989% due 05/25/2036 ^	3,684	3,380
3.054% due 09/25/2035	3,861	3,431
3.121% due 09/25/2036 ^	2,376	1,700
3.210% due 03/25/2036 ^	135	110

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Asset Mortgage Investments Trust
0.745% due 05/25/2036		$1,814	$1,410
0.785% due 05/25/2046 ^		55	22
1.191% due 09/19/2032		39	38
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.818% due 06/25/2033		317	310
2.958% due 07/25/2032		2	1
6.000% due 11/25/2034		470	477
Structured Asset Securities Corp. Trust
5.500% due 12/25/2034		207	205
Uropa Securities PLC
0.580% due 06/10/2059	GBP	13,986	17,169
0.730% due 06/10/2059		3,231	3,751
0.930% due 06/10/2059		2,527	2,844
1.130% due 06/10/2059		2,693	2,931
Wachovia Mortgage Loan Trust LLC
2.933% due 10/20/2035		$117	105
2.997% due 08/20/2035 ^		1,054	963
WaMu Mortgage Pass-Through Certificates Trust
0.785% due 11/25/2045		1,424	1,339
0.795% due 12/25/2045		1,184	1,120
0.845% due 08/25/2045		1,073	1,002
1.207% due 02/25/2047 ^		863	675
1.257% due 06/25/2047 ^		178	60
1.299% due 12/25/2046		413	351
1.387% due 10/25/2046 ^		1,593	1,329
1.507% due 02/25/2046		576	531
1.507% due 08/25/2046		3,603	3,104
1.707% due 11/25/2042		3	3
1.864% due 08/25/2042		7	6
1.907% due 06/25/2042		6	6
1.943% due 02/27/2034		45	44
2.193% due 07/25/2046		1,115	1,005
2.193% due 10/25/2046		286	257
2.708% due 02/25/2037 ^		4,452	3,984
2.785% due 09/25/2033		5,934	5,988
2.790% due 09/25/2036 ^		593	540
3.696% due 12/25/2036 ^		578	532
Washington Mutual Mortgage Pass-Through Certificates Trust
0.765% due 01/25/2047 ^		816	615
1.277% due 04/25/2047 ^		124	11
1.347% due 05/25/2047 ^		139	9
2.645% due 02/25/2033		3	3
Wells Fargo Mortgage-Backed Securities Trust
1.025% due 07/25/2037 ^		193	165
2.860% due 12/25/2034		197	194
2.881% due 09/25/2033		112	112
2.894% due 03/25/2036		1,515	1,502
2.915% due 07/25/2036 ^		615	581
2.956% due 06/25/2035		610	634
2.993% due 04/25/2035		687	692
2.995% due 04/25/2035		151	151
3.019% due 11/25/2037 ^		1,472	1,317
3.070% due 10/25/2035		559	559
3.080% due 07/25/2036 ^		213	210
3.088% due 05/25/2036 ^		434	414
3.158% due 04/25/2036 ^		104	98
5.500% due 03/25/2036		2,139	2,179
5.750% due 05/25/2036 ^		809	810
6.000% due 04/25/2037 ^		997	998

Total Non-Agency Mortgage-Backed Securities (Cost $329,281)			335,083

ASSET-BACKED SECURITIES 13.4%
ACAS CLO Ltd.
2.081% due 10/25/2025		25,500	25,512
ACE Securities Corp. Home Equity Loan Trust
0.825% due 02/25/2036		645	592
Adams Mill CLO Ltd.
2.110% due 07/15/2026		5,000	5,001
Aircraft Certificate Owner Trust
7.001% due 09/20/2022		6,252	6,635

52	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.975% due 01/25/2036		$3,222	$2,711
Argent Securities Trust
0.795% due 05/25/2036		724	270
Asset-Backed Funding Certificates Trust
0.685% due 01/25/2037		936	613
0.745% due 01/25/2037		4,004	2,649
B2R Mortgage Trust
2.567% due 06/15/2049		8,873	8,924
Bear Stearns Asset-Backed Securities Trust
0.635% due 02/25/2037		426	408
0.845% due 08/25/2036		1,567	1,567
1.015% due 09/25/2035		1,000	886
1.325% due 10/27/2032		36	34
1.525% due 10/25/2037		280	263
1.725% due 10/25/2034		300	302
1.775% due 08/25/2037		1,546	1,439
Carrington Mortgage Loan Trust
0.985% due 06/25/2035		1,307	1,276
CFIP CLO Ltd.
2.139% due 04/13/2025		6,550	6,525
CIFC Funding Ltd.
1.829% due 04/16/2025		8,200	8,184
Citigroup Mortgage Loan Trust, Inc.
0.775% due 08/25/2036		3,000	2,343
Countrywide Asset-Backed Certificates
0.695% due 06/25/2047		799	756
0.705% due 07/25/2036		17	17
0.705% due 06/25/2047		1,165	1,115
0.785% due 11/25/2037		4,227	2,825
1.295% due 11/25/2035		216	215
4.812% due 04/25/2036		1,139	1,016
4.872% due 07/25/2036		1,300	1,201
4.961% due 10/25/2046 ^		1,336	1,168
Countrywide Asset-Backed Certificates Trust
0.675% due 02/25/2037		702	689
0.684% due 09/25/2046		120	112
0.875% due 04/25/2036		115	114
4.925% due 08/25/2035		924	950
CPS Auto Receivables Trust
1.620% due 01/15/2020		6,865	6,874
CSAB Mortgage-Backed Trust
6.172% due 06/25/2036 ^		452	250
Fieldstone Mortgage Investment Trust
0.684% due 11/25/2036		1,434	862
First Franklin Mortgage Loan Trust
0.665% due 09/25/2036		173	164
0.765% due 10/25/2036		1,721	1,269
1.800% due 07/25/2034		729	709
First NLC Trust
0.665% due 08/25/2037		224	129
0.805% due 08/25/2037		149	88
Goldentree Credit Opportunities European CLO BV
1.190% due 06/10/2025	EUR	11,000	12,376
Goldentree Loan Opportunities Ltd.
2.138% due 04/19/2026		$3,100	3,098
GSAA Home Equity Trust
0.695% due 09/25/2036		1,647	872
0.825% due 03/25/2037		383	254
GSAA Trust
0.825% due 05/25/2047		390	313
Highlander Euro CDO BV
0.099% due 12/14/2022	EUR	6,266	6,782
Home Equity Asset Trust
0.805% due 08/25/2036		$1,000	885
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
0.765% due 11/25/2036		2,000	1,315
0.965% due 03/25/2036		6,000	4,110
JPMorgan Mortgage Acquisition Trust
0.675% due 07/25/2036		1,656	839
KKR Financial CLO Ltd.
2.165% due 01/23/2026		11,350	11,378

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
KVK CLO Ltd.
2.257% due 02/10/2025	$13,550	$13,588
Long Beach Mortgage Loan Trust
0.905% due 08/25/2045	689	648
Mariner CLO LLC
2.221% due 07/23/2026	25,000	24,987
MASTR Specialized Loan Trust
1.275% due 11/25/2035	200	160
Merrill Lynch Mortgage Investors Trust
0.595% due 04/25/2047	1,748	1,007
0.785% due 03/25/2037	2,500	2,149
0.835% due 12/25/2036	3,300	3,193
0.845% due 03/25/2037	1,000	671
Monroe Capital BSL CLO Ltd.
2.241% due 05/22/2027	13,550	13,535
Morgan Stanley ABS Capital, Inc. Trust
0.615% due 01/25/2037	757	427
0.625% due 09/25/2036	8	4
0.665% due 10/25/2036	2,725	1,579
0.745% due 10/25/2036	1,651	970
2.100% due 09/25/2034	1,481	1,359
Morgan Stanley Home Equity Loan Trust
0.875% due 04/25/2037	252	164
Morgan Stanley Mortgage Loan Trust
0.885% due 04/25/2037	344	174
5.726% due 10/25/2036 ^	302	160
Morgan Stanley Structured Trust
0.605% due 06/25/2037	19	19
MT Wilson CLO Ltd.
1.005% due 07/11/2020	2,900	2,901
Navient Private Education Loan Trust
1.624% due 12/15/2025	9,857	9,903
2.024% due 01/16/2035	10,780	10,894
Neuberger Berman CLO Ltd.
1.931% due 07/25/2023	3,600	3,600
New Century Home Equity Loan Trust
0.855% due 02/25/2036	1,306	1,246
Northwoods Capital Ltd.
2.099% due 01/18/2024	8,000	8,000
Ocean Trails CLO
0.917% due 10/12/2020	3,401	3,392
OCP CLO Ltd.
2.129% due 07/17/2026	6,800	6,795
OneMain Financial Issuance Trust
4.100% due 03/20/2028	3,700	3,813
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
0.905% due 12/25/2035	1,595	1,408
Option One Mortgage Loan Trust
0.745% due 01/25/2037	591	352
Palmer Square CLO Ltd.
2.079% due 10/17/2025	25,150	25,103
Progress Residential Trust
2.031% due 09/17/2033	13,900	14,070
Renaissance Home Equity Loan Trust
5.612% due 04/25/2037	955	491
Residential Asset Securities Corp. Trust
0.675% due 08/25/2036	342	337
0.685% due 06/25/2036	524	510
0.975% due 09/25/2035	633	630
1.620% due 03/25/2035	634	534
Saxon Asset Securities Trust
2.750% due 07/15/2027	12,800	13,187
Securitized Asset-Backed Receivables LLC Trust
0.585% due 12/25/2036 ^	224	76
0.815% due 11/25/2035	631	605
0.815% due 12/25/2035	1,036	941
SG Mortgage Securities Trust
0.734% due 10/25/2036	2,000	1,297
SLM Private Education Loan Trust
1.674% due 01/15/2026	3,200	3,223
SMB Private Education Loan Trust
1.174% due 11/15/2023	9,968	9,987

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SoFi Professional Loan Program LLC
1.480% due 05/26/2031		$12,503	$12,513
1.625% due 10/27/2036		12,662	12,770
Soundview Home Loan Trust
0.785% due 02/25/2037		1,630	727
Specialty Underwriting & Residential Finance Trust
0.825% due 12/25/2036		1,154	994
Structured Asset Investment Loan Trust
0.674% due 09/25/2036		486	428
0.685% due 05/25/2036		745	684
1.245% due 05/25/2035		1,350	1,277
Structured Asset Securities Corp. Mortgage Loan Trust
0.895% due 04/25/2036		100	90
TICP CLO Ltd.
2.146% due 07/20/2026		11,250	11,226

Total Asset-Backed Securities (Cost $358,260)			367,677

SOVEREIGN ISSUES 9.7%
Argentine Government International Bond
6.250% due 04/22/2019		3,600	3,827
6.875% due 04/22/2021		3,600	3,928
7.500% due 04/22/2026		2,500	2,827
7.625% due 04/22/2046		1,300	1,470
Autonomous Community of Catalonia
4.750% due 06/04/2018	EUR	500	583
4.900% due 09/15/2021		1,550	1,795
Banco Nacional de Desenvolvimento Economico e Social
4.125% due 09/15/2017		2,600	2,997
6.369% due 06/16/2018		$1,000	1,055
6.500% due 06/10/2019		1,000	1,083
Brazil Government International Bond
5.625% due 02/21/2047		13,000	12,805
Colombia Government International Bond
5.000% due 06/15/2045		10,800	11,761
8.125% due 05/21/2024		6,400	8,488
Costa Rica Government International Bond
4.250% due 01/26/2023		6,200	6,123
7.000% due 04/04/2044		1,600	1,714
7.158% due 03/12/2045		900	973
9.995% due 08/01/2020		500	609
Dominican Republic International Bond
6.850% due 01/27/2045		3,000	3,375
6.875% due 01/29/2026		1,500	1,740
7.450% due 04/30/2044		1,700	2,027
Ecuador Government International Bond
10.750% due 03/28/2022		1,800	1,840
El Salvador Government International Bond
7.625% due 02/01/2041		4,100	4,274
7.650% due 06/15/2035		1,000	1,051
Export-Import Bank of India
3.375% due 08/05/2026		1,600	1,627
Ghana Government International Bond
9.250% due 09/15/2022		6,200	6,378
Hungary Government International Bond
5.750% due 11/22/2023		1,600	1,887
Indonesia Government International Bond
2.625% due 06/14/2023	EUR	5,800	6,856
3.375% due 07/30/2025		7,200	8,775
3.750% due 06/14/2028		8,550	10,521
5.125% due 01/15/2045		$10,330	11,805
Italy Buoni Poliennali Del Tesoro
2.500% due 12/01/2024	EUR	3,200	4,033
Kazakhstan Government International Bond
6.500% due 07/21/2045		$6,400	8,003
Mexico Government International Bond
4.750% due 03/08/2044		32,100	33,464
Morocco Government International Bond
4.250% due 12/11/2022		12,100	12,869
4.500% due 10/05/2020	EUR	2,200	2,789
Panama Government International Bond
6.700% due 01/26/2036		$8,600	11,782

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	53

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.875% due 09/30/2027		$2,700	$4,063
Peru Government International Bond
8.750% due 11/21/2033		9,400	15,275
Qatar Government International Bond
6.400% due 01/20/2040		2,900	4,016
Republic of Greece Government International Bond
3.800% due 08/08/2017	JPY	389,000	3,731
4.500% due 07/03/2017		380,000	3,691
Romania Government International Bond
2.875% due 10/28/2024	EUR	4,000	4,978
3.625% due 04/24/2024		3,400	4,429
Spain Government International Bond
2.750% due 10/31/2024		500	655
3.800% due 04/30/2024		1,900	2,645
Trinidad & Tobago Government International Bond
4.500% due 08/04/2026		$3,000	3,105
Uruguay Government International Bond
5.100% due 06/18/2050		7,700	8,008
7.625% due 03/21/2036		1,100	1,557
Venezuela Government International Bond
7.000% due 03/31/2038		2,700	1,250
8.250% due 10/13/2024		11,400	5,671
Vietnam Government International Bond
4.000% due 03/12/2028		5,373	5,304

Total Sovereign Issues (Cost $250,878)			265,512

		SHARES
COMMON STOCKS 0.0%

ENERGY 0.0%
OGX Petroleo e Gas S.A. SP - ADR		523,343	0

	SHARES	MARKET VALUE (000S)
FINANCIALS 0.0%
Hipotecaria Su Casita S.A. de C.V. (c)	157,773	$0

Total Common Stocks (Cost $845)		0

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.2%

CERTIFICATES OF DEPOSIT 0.2%
Barclays Bank PLC
1.641% due 09/08/2017	$5,100	5,117

REPURCHASE AGREEMENTS (h) 0.0%
		1,224

U.S. TREASURY BILLS 0.0%
0.487% due 03/02/2017 - 03/16/2017 (d)(e)(m)	992	990

Total Short-Term Instruments (Cost $7,314)		7,331

Total Investments in Securities (Cost $2,853,732)		2,843,727

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 3.1%

SHORT-TERM INSTRUMENTS 3.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.1%
PIMCO Short-Term Floating NAV Portfolio III	8,566,647	$84,690

Total Short-Term Instruments (Cost $84,690)		84,690

Total Investments in Affiliates (Cost $84,690)		84,690

Total Investments 107.0% (Cost $2,938,422)		$2,928,417

Financial Derivative Instruments (j)(l)(0.4)% (Cost or Premiums, net $(21,214))		(10,991)

Other Assets and Liabilities, net (6.6)%		(179,898)

Net Assets 100.0%		$2,737,528

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Payment in-kind security.
(c)	Security did not produce income within the last twelve months.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(g)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
KGH Intermediate Holdco LLC	12.000%	08/08/2019	08/07/2014	$3,283	$3,229	0.12%
Rise Ltd.	4.750	01/31/2021	02/11/2014	5,899	5,801	0.21

				$9,182	$9,030	0.33%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	09/30/2016	10/03/2016	$1,224	U.S. Treasury Notes 2.125% due 08/15/2021 (2)	$(1,249)	$1,224	$1,224

Total Repurchase Agreements						$(1,249)	$1,224	$1,224

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.

54	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (3)	Borrowing Date	Maturity Date		Amount Borrowed (3)	Payable for Reverse Repurchase Agreements
BCY	(0.250)%	09/07/2016	TBD	(4)	$ (6,096)	$(6,095)
BOS	0.750	09/28/2016	10/17/2016		(6,269)	(6,269)
BRC	(3.000)	08/01/2016	TBD	(4)	(324)	(323)
	(2.000)	11/24/2015	TBD	(4)	(897)	(881)
CFR	(0.250)	04/12/2016	TBD	(4)	GBP (596)	(772)
	(0.250)	04/19/2016	TBD	(4)	(833)	(1,078)

Total Reverse Repurchase Agreements						$(15,418)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate (3)	Borrowing Date	Maturity Date	Amount Borrowed (3)	Payable for Sale-Buyback Transactions
GSC	1.000%	09/26/2016	10/03/2016	$(16,995)	$(16,998)

Total Sale-Buyback Transactions					$(16,998)

(3)	The average amount of borrowings outstanding during the period ended September 30, 2016 was $(15,723) at a weighted average interest rate of (1.407)%.
(4)	Open maturity reverse repurchase agreement.

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae, TBA	2.500%	10/01/2046	$16,100	$(16,165)	$(16,245)

Total Short Sales				$(16,165)	$(16,245)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2016:

(i)	Securities with an aggregate market value of $33,457 have been pledged as collateral under the terms of the following master agreements as of September 30, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure (5)
Global/Master Repurchase Agreement
BCY	$0	$(6,095)	$0	$(6,095)	$6,787	$692
BOS	0	(6,269)	0	(6,269)	6,206	(63)
BRC	0	(1,204)	0	(1,204)	1,115	(89)
CFR	0	(1,850)	0	(1,850)	1,995	145
SSB	1,224	0	0	1,224	(1,249)	(25)

Master Securities Forward Transaction Agreement
GSC	0	0	(16,998)	(16,998)	17,011	13

Total Borrowings and Other Financing Transactions	$1,224	$(15,418)	$(16,998)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	55

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(9,149)	$(9,149)
U.S. Treasury Obligations	0	(6,269)	0	0	(6,269)

Total	$0	$(6,269)	$0	$(9,149)	$(15,418)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(16,998)	0	0	(16,998)

Total	$0	$(16,998)	$0	$0	$(16,998)

Total Borrowings	$0	$(23,267)	$0	$(9,149)	$(32,416)

Gross amount of recognized liabilities for reverse repurchase agreements and sale-buyback financing transactions					$(32,416)

(j)   FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-BTP Italy Government Bond December Futures	Long	12/2016	50	$(16)	$18	$(23)
U.S. Treasury 5-Year Note December Futures	Long	12/2016	1,223	34	0	(258)
U.S. Treasury 10-Year Note December Futures	Long	12/2016	682	(86)	0	(288)

Total Futures Contracts				$(68)	$18	$(569)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed (Pay) Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized (Depreciation)	Variation Margin
						Asset	Liability
iTraxx Europe Main 26 5-Year Index	(1.000)%	12/20/2021	EUR 23,600	$(387)	$(43)	$0	$(16)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.HY-25 5-Year Index	5.000%	12/20/2020	$ 40,194	$2,403	$1,629	$242	$0
CDX.HY-26 5-Year Index	5.000	06/20/2021	96,200	5,112	1,098	570	0
CDX.IG-26 5-Year Index	1.000	06/20/2021	111,000	1,613	108	173	0

				$9,128	$2,835	$985	$0

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

56	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	1.250%	12/16/2016	$ 784,100	$(3,223)	$(320)	$0	$(17)
Receive	3-Month USD-LIBOR	1.750	12/16/2018	69,400	1,434	1,129	0	(23)
Receive	3-Month USD-LIBOR	1.750	12/21/2026	18,900	(419)	33	101	0
Receive	6-Month EUR-EURIBOR *	0.000	03/15/2022	EUR 126,600	839	456	0	(85)
Receive	6-Month EUR-EURIBOR *	0.500	03/15/2027	43,800	904	658	0	(8)
Receive	6-Month GBP-LIBOR *	0.750	03/15/2027	GBP 30,000	(179)	334	0	(162)

					$(644)	$2,290	$101	$(295)

Total Swap Agreements					$8,097	$5,082	$1,086	$(311)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2016:

(k)	Securities with an aggregate market value of $16,021 and cash of $5,076 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$18	$1,086	$1,104	$0	$(569)	$(311)	$(880)

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	10/2016	EUR	1,229		$1,372	$0	$(9)
BOA	10/2016	BRL	43,141		13,204	0	(61)
	10/2016		$13,290	BRL	43,141	0	(24)
BPS	11/2016	SGD	4,693		$3,490	48	0
	11/2016		$26,518	SGD	35,615	0	(395)
BRC	10/2016		1,912	CNY	12,721	0	(6)
	11/2016	TWD	405,488		$12,665	0	(326)
CBK	10/2016		$13,663	MXN	248,070	0	(893)
	11/2016	SGD	17,777		$13,246	207	0
	11/2016	TWD	13,784		438	0	(3)
DUB	10/2016	TRY	395		132	1	0
	10/2016		$4,508	CNH	30,023	0	(13)
	11/2016	TWD	426,106		$13,666	14	0
	11/2016		$13,598	TWD	421,810	0	(84)
GLM	10/2016	EUR	739		$828	0	(2)
	10/2016	GBP	1,671		2,195	29	0
	10/2016	JPY	758,628		7,563	82	0
	10/2016		$188,834	EUR	168,409	371	(23)
	10/2016		6,453	GBP	4,969	10	(22)
	11/2016	EUR	157,807		$177,117	0	(394)
	11/2016		$313	THB	10,897	1	0
HUS	10/2016	CNH	156,331		$24,025	618	0
	10/2016	EUR	256		286	0	(1)
	10/2016		$110,777	GBP	85,056	0	(532)
	11/2016	GBP	85,056		$110,832	521	0
	11/2016		$13,445	KRW	14,784,485	0	(29)
	11/2016		13,598	TWD	421,878	0	(82)
JPM	10/2016	CNY	161,295		$24,244	76	0
	10/2016	EUR	733		824	1	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	57

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	10/2016	GBP	82,221		$107,829	$1,258	$0
	10/2016		$2,992	EUR	2,663	0	(1)
	10/2016		2,515	GBP	1,905	0	(46)
	11/2016	KRW	14,815,789		$13,453	8	0
MSB	10/2016	BRL	43,141		13,290	24	0
	10/2016	EUR	170,526		192,877	1,316	0
	10/2016		$13,326	BRL	43,141	0	(60)
	11/2016	BRL	43,141		$13,215	62	0
NAB	10/2016	AUD	16,994		12,956	0	(50)
	10/2016		$13,036	AUD	16,994	0	(30)
	11/2016	AUD	16,994		$13,027	28	0
SCX	10/2016	EUR	485		545	0	0
	10/2016		$7,534	JPY	758,627	0	(52)
	11/2016	JPY	758,628		$7,543	53	0
	11/2016		$234	IDR	3,095,150	3	0
SOG	11/2016	SGD	13,146		$9,775	133	0
UAG	10/2016	GBP	8,038		10,722	303	0
	10/2016		$3,233	EUR	2,896	20	0
	11/2016	KRW	14,756,331		$13,459	68	0
	11/2016		$13,445	KRW	14,778,744	0	(34)

Total Forward Foreign Currency Contracts						$5,255	$(3,172)

WRITTEN OPTIONS:

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR PERIOD ENDED SEPTEMBER 30, 2016:

	Balance at Beginning of Period	Sales	Closing Buys	Expirations	Exercised	Balance at End of Period
Notional Amount in $	$ 286,844	$ 0	$ 0	$ (241,144)	$ (45,700)	$ 0
Notional Amount in EUR	EUR 151,900	EUR 42,800	EUR (31,200)	EUR (139,900)	EUR (23,600)	EUR 0
Premiums	$ (1,552)	$ (57)	$ 61	$ 1,205	$ 343	$ 0

As of September 30, 2016, there were no open written options.

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Maturity Date	Implied Credit Spread at September 30, 2016 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	CenturyLink, Inc.	(0.595)%	06/20/2017	0.310%	$	5,000	$0	$(12)	$0	$(12)
UAG	CSX Corp.	(0.880)	06/20/2017	0.059		5,000	0	(31)	0	(31)

							$0	$(43)	$0	$(43)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2016 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Colombia Government International Bond	1.000%	06/20/2021	1.511%	$	200	$(6)	$2	$0	$(4)
	Ford Motor Credit Co. LLC	5.000	12/20/2018	0.597		4,000	716	(321)	395	0
	Mexico Government International Bond	1.000	12/20/2018	0.791		25,550	(95)	222	127	0
	Mexico Government International Bond	1.000	12/20/2021	1.648		10,000	(350)	34	0	(316)
	Russia Government International Bond	1.000	06/20/2021	1.996		10,000	(689)	248	0	(441)
BPS	Brazil Government International Bond	1.000	03/20/2018	0.923		3,700	(45)	50	5	0
	Colombia Government International Bond	1.000	06/20/2021	1.511		600	(19)	5	0	(14)
	Credit Suisse Group Finance	1.000	06/20/2017	0.774	EUR	3,500	0	8	8	0
	Jaguar Land Rover PLC	5.000	03/20/2018	0.730		7,700	859	(296)	563	0
	Petroleos Mexicanos	1.000	06/20/2021	2.942	$	5,000	(451)	32	0	(419)
	South Africa Government International Bond	1.000	06/20/2017	0.456		1,600	(45)	52	7	0
	Turkey Government International Bond	1.000	12/20/2019	1.800		38,945	(1,751)	794	0	(957)
BRC	Brazil Government International Bond	1.000	03/20/2023	3.014		2,800	(151)	(172)	0	(323)
	Colombia Government International Bond	1.000	06/20/2020	1.193		8,100	(230)	176	0	(54)

58	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2016 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Colombia Government International Bond	1.000%	06/20/2021	1.511%	$	300	$(10)	$3	$0	$(7)
	Ford Motor Credit Co. LLC	5.000	12/20/2018	0.597		3,600	656	(301)	355	0
	Ford Motor Credit Co. LLC	5.000	12/20/2019	0.925		1,500	282	(87)	195	0
	Indonesia Government International Bond	1.000	06/20/2022	1.654		21,700	(2,593)	1,847	0	(746)
	Jaguar Land Rover PLC	5.000	03/20/2018	0.730	EUR	1,000	105	(32)	73	0
	Petroleos Mexicanos	1.000	06/20/2021	2.942	$	10,000	(902)	63	0	(839)
	Philippines Government International Bond	1.000	06/20/2021	1.056		600	(17)	16	0	(1)
	Seagate Technology HDD Holdings	5.000	03/20/2018	0.147		800	55	3	58	0
	Seagate Technology HDD Holdings	5.000	06/20/2018	0.155		400	24	10	34	0
	South Africa Government International Bond	1.000	06/20/2017	0.456		3,360	(123)	137	14	0
	South Africa Government International Bond	1.000	09/20/2017	0.553		360	(13)	15	2	0
	Volkswagen International Finance NV	1.000	12/20/2020	0.939	EUR	200	(15)	16	1	0
CBK	Deutsche Bank AG	1.000	12/20/2017	2.453		200	(18)	0	0	(18)
	Deutsche Bank AG	1.000	12/20/2017	2.453		1,400	(26)	(1)	0	(27)
	Mexico Government International Bond	1.000	12/20/2018	0.791	$	14,075	(49)	119	70	0
	South Africa Government International Bond	1.000	06/20/2017	0.456		1,300	(35)	41	6	0
	South Africa Government International Bond	1.000	09/20/2017	0.553		1,050	(18)	23	5	0
	Turkey Government International Bond	1.000	03/20/2020	1.923		16,600	(769)	263	0	(506)
DUB	Colombia Government International Bond	1.000	06/20/2021	1.511		100	(3)	1	0	(2)
	Export-Import Bank of China	1.000	09/20/2017	0.248		500	(19)	23	4	0
	Gazprom S.A.	1.490	09/20/2017	0.690		5,000	0	41	41	0
	Indonesia Government International Bond	1.000	12/20/2018	0.641		12,286	(488)	589	101	0
	Petroleos Mexicanos	1.000	06/20/2021	2.942		12,700	(1,137)	71	0	(1,066)
	South Africa Government International Bond	1.000	06/20/2017	0.456		1,320	(46)	52	6	0
FBF	Citigroup, Inc.	1.000	03/20/2018	0.379		9,600	(37)	128	91	0
	South Africa Government International Bond	1.000	12/20/2020	2.118		2,150	(83)	(12)	0	(95)
	Univision Communications, Inc.	5.000	09/20/2019	2.222		1,000	(110)	191	81	0
GST	AES Corp.	5.000	12/20/2018	0.614		8,300	1,036	(219)	817	0
	Anadarko Petroleum Corp.	1.000	06/20/2017	0.329		4,100	(133)	154	21	0
	Colombia Government International Bond	1.000	03/20/2020	1.115		12,500	(433)	389	0	(44)
	Colombia Government International Bond	1.000	06/20/2020	1.193		10,000	(284)	218	0	(66)
	Mexico Government International Bond	1.000	12/20/2021	1.648		20,300	(710)	69	0	(641)
	NRG Energy, Inc.	5.000	09/20/2017	0.614		4,200	(199)	386	187	0
	Petrobras Global Finance BV	1.000	06/20/2021	4.709		1,000	(174)	19	0	(155)
	Petrobras Global Finance BV	1.000	12/20/2021	4.964		7,800	(1,422)	28	0	(1,394)
	Petroleos Mexicanos	1.000	12/20/2021	3.109		5,700	(527)	(39)	0	(566)
	South Africa Government International Bond	1.000	09/20/2017	0.553		675	(19)	22	3	0
	South Africa Government International Bond	1.000	03/20/2020	1.822		15,000	(922)	514	0	(408)
	Sprint Communications, Inc.	5.000	12/20/2021	5.702		27,400	(1,507)	731	0	(776)
	Univision Communications, Inc.	5.000	09/20/2019	2.222		4,150	(456)	792	336	0
HUS	Brazil Government International Bond	1.000	03/20/2023	3.014		50	(3)	(3)	0	(6)
	Colombia Government International Bond	1.000	03/20/2020	1.115		12,800	(407)	362	0	(45)
	Colombia Government International Bond	1.000	06/20/2021	1.511		200	(6)	2	0	(4)
	Mexico Government International Bond	1.000	03/20/2017	0.408		26,700	93	(9)	84	0
	Mexico Government International Bond	1.000	12/20/2021	1.648		2,900	(102)	10	0	(92)
	South Africa Government International Bond	1.000	06/20/2017	0.456		13,085	(437)	493	56	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	59

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2016 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	South Africa Government International Bond	1.000%	09/20/2017	0.553%	$	2,131	$(40)	$50	$10	$0
	South Africa Government International Bond	1.000	03/20/2023	2.825		750	(78)	(1)	0	(79)
	Turkey Government International Bond	1.000	12/20/2019	1.800		30,200	(1,352)	610	0	(742)
JPM	Colombia Government International Bond	1.000	03/20/2020	1.115		12,200	(396)	353	0	(43)
	Colombia Government International Bond	1.000	06/20/2021	1.511		100	(3)	1	0	(2)
	Deutsche Bank AG	1.000	12/20/2017	2.453	EUR	600	(8)	(4)	0	(12)
	Philippines Government International Bond	1.000	09/20/2017	0.308	$	1,160	(23)	31	8	0
	Philippines Government International Bond	1.000	06/20/2021	1.056		36,000	(866)	787	0	(79)
MYC	Ford Motor Credit Co. LLC	5.000	12/20/2018	0.597		6,500	1,170	(528)	642	0
	Philippines Government International Bond	2.440	09/20/2017	0.308		300	0	6	6	0
	South Africa Government International Bond	1.000	12/20/2020	2.118		4,500	(147)	(53)	0	(200)
	Volkswagen International Finance NV	1.000	12/20/2020	0.939	EUR	800	(60)	63	3	0
NGF	Saudi Arabia Government International Bond	1.000	06/20/2021	1.579	$	3,500	(92)	2	0	(90)
	South Africa Government International Bond	1.000	06/20/2021	2.346		21,200	(1,305)	50	0	(1,255)
SOG	Deutsche Bank AG	1.000	12/20/2017	2.453	EUR	300	(4)	(2)	0	(6)
UAG	Philippines Government International Bond	1.000	09/20/2017	0.308	$	709	(20)	25	5	0
	South Africa Government International Bond	1.000	06/20/2017	0.456		1,305	(39)	45	6	0

							$(17,521)	$9,407	$4,426	$(12,540)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (5)
							Asset	Liability
BRC	CDX.EM-EXEU18 5-Year Index	5.000%	12/20/2017	$6,390	$798	$(641)	$157	$0
CBK	MCDX-26 5-Year Index	1.000	06/20/2021	8,600	22	50	72	0
DUB	CMBX.NA.AAA.9 Index	0.500	09/17/2058	2,800	(155)	53	0	(102)
GST	CMBX.NA.AAA.9 Index	0.500	09/17/2058	72,200	(2,776)	131	0	(2,645)
	MCDX-26 5-Year Index	1.000	06/20/2021	4,100	10	24	34	0
HUS	CDX.EM-19 5-Year Index	5.000	06/20/2018	729	62	(37)	25	0
JPM	CDX.EM-17 5-Year Index	5.000	06/20/2017	10,010	1,116	(982)	134	0
MEI	CMBX.NA.AAA.9 Index	0.500	09/17/2058	17,600	(712)	67	0	(645)
MYC	CMBX.NA.AAA.9 Index	0.500	09/17/2058	53,100	(2,128)	183	0	(1,945)
UAG	CDX.EM-18 5-Year Index	5.000	12/20/2017	2,853	399	(328)	71	0
	CMBX.NA.AAA.9 Index	0.500	09/17/2058	8,100	(329)	32	0	(297)

					$(3,693)	$(1,448)	$493	$(5,634)

Total Swap Agreements					$(21,214)	$7,916	$4,919	$(18,217)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

60	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2016:

(m)	Securities with an aggregate market value of $12,108 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure (6)
AZD	$0	$0	$0	$0	$(9)	$0	$0	$(9)	$(9)	$0	$(9)
BOA	0	0	522	522	(85)	0	(773)	(858)	(336)	310	(26)
BPS	48	0	583	631	(395)	0	(1,390)	(1,785)	(1,154)	1,106	(48)
BRC	0	0	889	889	(332)	0	(1,970)	(2,302)	(1,413)	1,495	82
CBK	207	0	153	360	(896)	0	(551)	(1,447)	(1,087)	1,214	127
DUB	15	0	152	167	(97)	0	(1,170)	(1,267)	(1,100)	1,102	2
FBF	0	0	172	172	0	0	(95)	(95)	77	0	77
GLM	493	0	0	493	(441)	0	0	(441)	52	(40)	12
GST	0	0	1,398	1,398	0	0	(6,695)	(6,695)	(5,297)	3,995	(1,302)
HUS	1,139	0	175	1,314	(644)	0	(968)	(1,612)	(298)	241	(57)
JPM	1,343	0	142	1,485	(47)	0	(136)	(183)	1,302	(1,040)	262
MEI	0	0	0	0	0	0	(645)	(645)	(645)	747	102
MSB	1,402	0	0	1,402	(60)	0	0	(60)	1,342	(1,370)	(28)
MYC	0	0	651	651	0	0	(2,145)	(2,145)	(1,494)	323	(1,171)
NAB	28	0	0	28	(80)	0	0	(80)	(52)	0	(52)
NGF	0	0	0	0	0	0	(1,345)	(1,345)	(1,345)	1,400	55
SCX	56	0	0	56	(52)	0	0	(52)	4	0	4
SOG	133	0	0	133	0	0	(6)	(6)	127	0	127
UAG	391	0	82	473	(34)	0	(328)	(362)	111	0	111

Total Over the Counter	$5,255	$0	$4,919	$10,174	$(3,172)	$0	$(18,217)	$(21,389)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$18	$18
Swap Agreements	0	985	0	0	101	1,086

	$0	$985	$0	$0	$119	$1,104

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,255	$0	$5,255
Swap Agreements	0	4,919	0	0	0	4,919

	$0	$4,919	$0	$5,255	$0	$10,174

	$0	$5,904	$0	$5,255	$119	$11,278

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	61

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$569	$569
Swap Agreements	0	16	0	0	295	311

	$0	$16	$0	$0	$864	$880

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,172	$0	$3,172
Swap Agreements	0	18,217	0	0	0	18,217

	$0	$18,217	$0	$3,172	$0	$21,389

	$0	$18,233	$0	$3,172	$864	$22,269

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(5,033)	$(5,033)
Swap Agreements	0	2,946	0	0	5,402	8,348

	$0	$2,946	$0	$0	$369	$3,315

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(11,223)	$0	$(11,223)
Written Options	0	644	0	618	0	1,262
Swap Agreements	0	4,738	0	0	0	4,738

	$0	$5,382	$0	$(10,605)	$0	$(5,223)

	$0	$8,328	$0	$(10,605)	$369	$(1,908)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$6,029	$6,029
Swap Agreements	0	980	0	0	3,196	4,176

	$0	$980	$0	$0	$9,225	$10,205

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$13,586	$0	$13,586
Purchased Options	0	0	0	173	0	173
Written Options	0	(360)	0	1,020	0	660
Swap Agreements	0	13,317	0	0	0	13,317

	$0	$12,957	$0	$14,779	$0	$27,736

	$0	$13,937	$0	$14,779	$9,225	$37,941

62	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Investments in Securities, at Value
Bank Loan Obligations	$0	$97,362	$8,052	$105,414
Corporate Bonds & Notes
Banking & Finance	252	643,967	3,229	647,448
Industrials	0	462,361	4,103	466,464
Utilities	0	200,348	0	200,348
Municipal Bonds & Notes
California	0	284	0	284
Illinois	0	3,552	0	3,552
Texas	0	15,596	0	15,596
U.S. Government Agencies	0	194,127	0	194,127
U.S. Treasury Obligations	0	234,891	0	234,891
Non-Agency Mortgage-Backed Securities	0	335,083	0	335,083
Asset-Backed Securities	0	367,677	0	367,677
Sovereign Issues	0	265,512	0	265,512
Short-Term Instruments
Certificates of Deposit	0	5,117	0	5,117
Repurchase Agreements	0	1,224	0	1,224
U.S. Treasury Bills	0	990	0	990

	$252	$2,828,091	$15,384	$2,843,727

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$84,690	$0	$0	$84,690

Total Investments	$84,942	$2,828,091	$15,384	$2,928,417

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(16,245)	$0	$(16,245)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	18	1,086	0	1,104
Over the counter	0	10,174	0	10,174

	$18	$11,260	$0	$11,278

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(569)	(311)	0	(880)
Over the counter	0	(21,389)	0	(21,389)

	$(569)	$(21,700)	$0	$(22,269)

Totals	$84,391	$2,801,406	$15,384	$2,901,181

There were no significant transfers between Levels 1, 2, or 3 during the period ended September 30, 2016.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	63

Schedule of Investments PIMCO Floating Income Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 123.3%

BANK LOAN OBLIGATIONS 6.9%
Charter Communications Operating LLC
3.000% due 07/01/2020		$784	$787
3.000% due 01/04/2021		98	99
3.500% due 01/24/2023		896	902
Delos Finance SARL
3.588% due 03/06/2021		629	633
Diamond Resorts Corp.
7.000% due 08/11/2023		200	197
Endo Luxembourg Finance Co. SARL
3.750% due 09/26/2022		794	793
Energy Future Intermediate Holding Co. LLC
4.250% due 12/19/2016		7,154	7,184
Gardner Denver, Inc.
4.250% due 07/30/2020		1,003	974
Gates Global, Inc.
4.250% due 07/06/2021		1,159	1,144
Hilton Worldwide Finance LLC
3.024% - 3.500% due 10/25/2023		2,701	2,724
3.500% due 10/26/2020		264	266
Intelsat Jackson Holdings S.A.
3.750% due 06/30/2019		333	318
Las Vegas Sands LLC
3.250% due 12/19/2020		883	889
Nielsen Finance LLC
TBD% due 09/23/2023		100	100
OGX
13.000% due 04/10/2049 (a)		751	331
Rise Ltd.
4.750% due 01/31/2021 (g)		3,773	3,729
Valeant Pharmaceuticals International, Inc.
5.500% due 04/01/2022		284	286
Vertiv Co.
TBD% due 09/29/2023		100	97

Total Bank Loan Obligations (Cost $21,731)			21,453

CORPORATE BONDS & NOTES 46.0%

BANKING & FINANCE 22.0%
AerCap Ireland Capital Ltd.
5.000% due 10/01/2021		500	535
Ally Financial, Inc.
4.125% due 03/30/2020		200	204
8.000% due 11/01/2031		130	161
Banco do Brasil S.A.
3.875% due 10/10/2022		269	254
6.000% due 01/22/2020		700	752
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (f)	EUR	500	581
Barclays Bank PLC
14.000% due 06/15/2019 (f)	GBP	3,300	5,360
Bear Stearns Cos. LLC
7.250% due 02/01/2018		$500	537
Blackstone CQP Holdco LP
9.296% due 03/19/2019		5,171	5,236
BNP Paribas S.A.
7.375% due 08/19/2025 (f)		900	899
BPCE S.A.
4.500% due 03/15/2025		700	708
CIT Group, Inc.
3.875% due 02/19/2019		200	205
Co-operative Group Holdings Ltd.
6.875% due 07/08/2020	GBP	300	452
Cooperatieve Rabobank UA
8.400% due 06/29/2017 (f)		$6,222	6,488
Credit Agricole S.A.
7.875% due 01/23/2024 (f)		2,000	2,009
8.125% due 10/26/2019 (f)	GBP	200	296
8.125% due 09/19/2033		$200	217
Credit Suisse AG
5.750% due 09/18/2025	EUR	700	856

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Credit Suisse Group AG
7.500% due 12/11/2023 (f)		$200	$204
Deutsche Bank AG
1.350% due 05/30/2017		100	98
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		231	242
Heta Asset Resolution AG
4.250% due 12/31/2023 ^	EUR	4,500	4,486
4.375% due 12/31/2023 ^		4,200	4,181
Hipotecaria Su Casita S.A. de C.V.
7.500% due 06/29/2018 ^		$2,920	219
KBC Bank NV
8.000% due 01/25/2023		600	638
KGH Intermediate Holdco LLC
12.000% due 08/08/2019 (g)		1,425	1,384
La Mondiale SAM
5.050% due 12/17/2025 (f)	EUR	500	558
Lima Metro Line 2 Finance Ltd.
5.875% due 07/05/2034		$800	895
Lloyds Banking Group PLC
7.625% due 06/27/2023 (f)	GBP	1,600	2,126
Navient Corp.
8.000% due 03/25/2020		$3,600	3,870
NN Group NV
4.500% due 01/15/2026 (f)	EUR	600	679
Novo Banco S.A.
5.000% due 04/23/2019		906	707
5.000% due 05/21/2019		1,200	954
Old Republic International Corp.
3.875% due 08/26/2026		$755	756
Omega Healthcare Investors, Inc.
4.500% due 01/15/2025		400	408
4.950% due 04/01/2024		800	843
OneMain Financial Holdings LLC
6.750% due 12/15/2019		1,600	1,692
7.250% due 12/15/2021		1,600	1,692
Peru Enhanced Pass-Through Finance Ltd.
0.000% due 05/31/2018 (d)		646	629
Rio Oil Finance Trust
9.250% due 07/06/2024		1,856	1,712
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 (f)		200	186
8.625% due 08/15/2021 (f)		2,600	2,567
Sberbank of Russia Via SB Capital S.A.
5.717% due 06/16/2021		1,900	2,059
Societe Generale S.A.
8.000% due 09/29/2025 (f)		2,800	2,786
Tesco Property Finance PLC
6.052% due 10/13/2039	GBP	1,356	1,953
UBS AG
7.250% due 02/22/2022		$1,200	1,221
7.625% due 08/17/2022		2,100	2,452
WEA Finance LLC
2.700% due 09/17/2019		200	205
3.750% due 09/17/2024		400	421

			68,573

INDUSTRIALS 14.4%
ADT Corp.
4.875% due 07/15/2032		1,900	1,686
Afren PLC
10.250% due 04/08/2019 ^		2,830	11
ALROSA Finance S.A.
7.750% due 11/03/2020		1,500	1,717
Altice Financing S.A.
6.625% due 02/15/2023		200	206
Altice Luxembourg S.A.
7.250% due 05/15/2022	EUR	400	476
California Resources Corp.
8.000% due 12/15/2022		$1,877	1,258

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Charter Communications Operating LLC
6.384% due 10/23/2035		$400	$473
6.484% due 10/23/2045		300	365
Chesapeake Energy Corp.
6.250% due 01/15/2017	EUR	1,100	1,237
Community Health Systems, Inc.
8.000% due 11/15/2019		$1,000	985
Continental Airlines Pass-Through Trust
6.000% due 07/12/2020		391	419
Corp. GEO S.A.B. de C.V.
8.875% due 03/27/2022 ^		1,200	0
9.250% due 06/30/2020 ^		2,300	0
Crimson Merger Sub, Inc.
6.625% due 05/15/2022		1,000	885
CSN Islands Corp.
6.875% due 09/21/2019		900	630
CVS Pass-Through Trust
7.507% due 01/10/2032		91	116
Dakota Merger Sub, Inc.
7.750% due 09/01/2023		313	315
Delta Air Lines Pass-Through Trust
6.718% due 07/02/2024		528	611
7.750% due 06/17/2021		85	96
Denbury Resources, Inc.
4.625% due 07/15/2023		450	301
DISH DBS Corp.
7.875% due 09/01/2019		2,500	2,806
Dollar Tree, Inc.
5.250% due 03/01/2020		100	104
Endo Finance LLC
5.375% due 01/15/2023		700	623
Energy Transfer Partners LP
9.000% due 04/15/2019		407	465
Enterprise Products Operating LLC
7.034% due 01/15/2068		600	634
Flex Ltd.
5.000% due 02/15/2023		1,500	1,634
HCA, Inc.
4.750% due 05/01/2023		1,800	1,881
HD Supply, Inc.
7.500% due 07/15/2020		300	312
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	100	111
5.014% due 12/27/2017		300	325
Hiland Partners Holdings LLC
5.500% due 05/15/2022		$300	312
KazMunayGas National Co. JSC
9.125% due 07/02/2018		900	996
Kinder Morgan, Inc.
7.750% due 01/15/2032		2,500	3,034
Latam Airlines Pass-Through Trust
4.200% due 08/15/2029		580	567
4.500% due 08/15/2025		3,233	3,128
MCE Finance Ltd.
5.000% due 02/15/2021		1,275	1,285
OGX Austria GmbH
8.375% due 04/01/2022 ^		8,500	0
8.500% due 06/01/2018 ^		10,900	0
ONEOK Partners LP
3.375% due 10/01/2022		700	707
Pertamina Persero PT
4.300% due 05/20/2023		700	736
Petroleos de Venezuela S.A.
5.375% due 04/12/2027		1,700	714
QVC, Inc.
5.950% due 03/15/2043		1,400	1,333
Regency Energy Partners LP
5.000% due 10/01/2022		500	528
5.875% due 03/01/2022		1,000	1,104
Reynolds Group Issuer, Inc.
5.750% due 10/15/2020		400	413
Rockies Express Pipeline LLC
6.000% due 01/15/2019		1,300	1,371

64	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Schaeffler Finance BV
2.500% due 05/15/2020	EUR	1,400	$1,609
SFR Group S.A.
5.625% due 05/15/2024		200	233
6.250% due 05/15/2024		$500	499
7.375% due 05/01/2026		700	716
T-Mobile USA, Inc.
6.250% due 04/01/2021		1,300	1,369
Unitymedia Hessen GmbH & Co. KG
5.625% due 04/15/2023	EUR	240	287
UPC Holding BV
6.375% due 09/15/2022		200	239
Urbi Desarrollos Urbanos S.A.B. de C.V.
9.500% due 01/21/2020 ^		$1,400	22
Wind Acquisition Finance S.A.
7.375% due 04/23/2021		500	524
Yellowstone Energy LP
5.750% due 12/31/2026		2,586	2,702

			45,110

UTILITIES 9.6%
CNOOC Nexen Finance ULC
4.250% due 04/30/2024		200	217
FirstEnergy Corp.
7.375% due 11/15/2031		1,050	1,369
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		2,900	2,926
Gazprom OAO Via Gaz Capital S.A.
3.850% due 02/06/2020		2,100	2,133
4.950% due 02/06/2028		300	302
8.146% due 04/11/2018		970	1,050
8.625% due 04/28/2034		1,100	1,451
Majapahit Holding BV
7.750% due 01/20/2020		2,500	2,881
Novatek OAO Via Novatek Finance Ltd.
6.604% due 02/03/2021		2,500	2,755
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022		3,000	945
Petrobras Global Finance BV
3.737% due 03/17/2020		2,600	2,548
4.375% due 05/20/2023		600	538
5.375% due 01/27/2021		3,200	3,176
Petroleos Mexicanos
6.625% due 06/15/2035		5,500	5,626
Terraform Global Operating LLC
13.750% due 08/15/2022 (i)		1,900	1,966

			29,883

Total Corporate Bonds & Notes (Cost $178,618)			143,566

MUNICIPAL BONDS & NOTES 0.4%

ILLINOIS 0.1%
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033		200	222

TEXAS 0.3%
Texas Public Finance Authority Revenue Notes, Series 2014
5.250% due 07/01/2017		950	954

Total Municipal Bonds & Notes (Cost $1,152)			1,176

U.S. GOVERNMENT AGENCIES 9.5%
Fannie Mae
0.875% due 09/25/2042		14	14
6.000% due 04/25/2043		9	10
Fannie Mae, TBA
3.500% due 11/01/2046		28,000	29,516

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ginnie Mae
0.830% due 12/16/2026		$49	$49

Total U.S. Government Agencies (Cost $29,588)			29,589

U.S. TREASURY OBLIGATIONS 24.4%
U.S. Treasury Notes
2.125% due 08/15/2021 (k)(m)		72,800	76,040

Total U.S. Treasury Obligations (Cost $76,131)			76,040

NON-AGENCY MORTGAGE-BACKED SECURITIES 14.8%
Adjustable Rate Mortgage Trust
3.090% due 10/25/2035 ^		846	765
3.127% due 08/25/2035		769	748
3.162% due 11/25/2035 ^		256	217
Banc of America Funding Trust
2.944% due 06/25/2034		89	89
3.143% due 05/20/2036 ^		307	279
3.229% due 09/20/2035 ^		175	151
5.888% due 04/25/2037 ^		308	268
Banc of America Mortgage Trust
3.060% due 01/25/2036 ^		104	79
3.072% due 11/20/2046 ^		1,114	919
3.123% due 07/25/2033		40	38
3.248% due 07/25/2033		303	304
5.500% due 12/25/2020		43	44
Bear Stearns Adjustable Rate Mortgage Trust
2.884% due 01/25/2035		14	14
3.165% due 05/25/2047 ^		926	841
Bear Stearns Commercial Mortgage Securities Trust
5.317% due 02/11/2044		5,544	5,590
Chase Mortgage Finance Trust
3.064% due 02/25/2037		298	295
5.500% due 12/25/2022 ^		966	819
CitiMortgage Alternative Loan Trust
6.500% due 06/25/2037 ^		140	125
Countrywide Alternative Loan Trust
0.695% due 06/25/2046		381	336
0.705% due 04/25/2046		3,652	2,597
0.812% due 09/20/2046		491	197
0.925% due 02/25/2036		380	267
1.042% due 11/20/2035 ^		155	38
5.500% due 03/25/2036 ^		91	68
6.000% due 03/25/2036		879	696
6.000% due 05/25/2037 ^		742	552
Countrywide Home Loan Mortgage Pass-Through Trust
2.431% due 04/25/2035		84	69
2.767% due 02/20/2036 ^		185	153
5.500% due 11/25/2035 ^		103	93
Credit Suisse Commercial Mortgage Trust
5.361% due 02/15/2040		313	314
Credit Suisse First Boston Mortgage Securities Corp.
1.090% due 03/25/2032		11	10
6.000% due 01/25/2036		376	288
Credit Suisse Mortgage Capital Certificates
2.939% due 11/26/2035		27	27
2.990% due 05/26/2036		216	217
Deco UK PLC
0.668% due 01/27/2020	GBP	2,014	2,584
Deutsche ALT-A Securities, Inc.
0.675% due 03/25/2037 ^		$615	458
Deutsche ALT-B Securities, Inc.
5.869% due 10/25/2036 ^		194	165
5.886% due 10/25/2036 ^		194	165
Downey Savings & Loan Association Mortgage Loan Trust
0.841% due 10/19/2036 ^		428	217
Eurosail PLC
1.079% due 09/13/2045	GBP	2,794	2,861
First Horizon Asset Securities, Inc.
2.577% due 02/25/2036		$231	215
First Horizon Mortgage Pass-Through Trust
5.750% due 05/25/2037 ^		242	198

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GSR Mortgage Loan Trust
3.069% due 11/25/2035		$54	$52
HarborView Mortgage Loan Trust
2.543% due 06/19/2045 ^		1,213	748
Impac Secured Assets Trust
0.695% due 01/25/2037		925	847
IndyMac Mortgage Loan Trust
3.030% due 09/25/2035 ^		153	129
4.694% due 08/25/2037		886	810
JPMorgan Alternative Loan Trust
0.685% due 09/25/2036		280	268
3.029% due 05/25/2036 ^		332	256
3.110% due 12/25/2036		518	488
JPMorgan Chase Commercial Mortgage Securities Trust
5.440% due 06/12/2047		541	544
5.664% due 01/12/2043		1,661	1,662
JPMorgan Mortgage Trust
2.920% due 07/25/2035		134	132
4.628% due 06/25/2037 ^		809	718
6.500% due 09/25/2035		397	391
JPMorgan Resecuritization Trust
0.994% due 03/26/2037		153	151
Lehman Mortgage Trust
6.000% due 09/25/2037 ^		625	623
MASTR Adjustable Rate Mortgages Trust
0.735% due 04/25/2046		737	534
MASTR Alternative Loan Trust
6.750% due 07/25/2036		647	474
Merrill Lynch Alternative Note Asset Trust
0.825% due 03/25/2037		335	149
Merrill Lynch Mortgage Investors Trust
2.975% due 11/25/2035		213	209
Morgan Stanley Mortgage Loan Trust
2.876% due 07/25/2035 ^		239	206
Residential Accredit Loans, Inc. Trust
0.715% due 07/25/2036		485	403
1.867% due 09/25/2045		604	495
6.000% due 09/25/2036 ^		742	508
Residential Funding Mortgage Securities, Inc. Trust
4.096% due 08/25/2036 ^		275	243
Structured Adjustable Rate Mortgage Loan Trust
3.054% due 09/25/2035		1,084	963
Structured Asset Mortgage Investments Trust
0.655% due 03/25/2037		1,264	956
TBW Mortgage-Backed Trust
5.970% due 09/25/2036		473	55
Titan Europe Ltd.
0.000% due 04/23/2017	EUR	2,597	2,830
Uropa Securities PLC
0.580% due 06/10/2059	GBP	1,548	1,900
0.730% due 06/10/2059		358	416
0.930% due 06/10/2059		280	315
1.130% due 06/10/2059		298	324
WaMu Mortgage Pass-Through Certificates Trust
0.805% due 11/25/2045		$1,059	929
1.299% due 12/25/2046		413	351
1.707% due 11/25/2042		158	147
2.848% due 09/25/2033		175	172
Wells Fargo Mortgage-Backed Securities Trust
2.881% due 09/25/2033		225	224
3.019% due 11/25/2037 ^		1,191	1,066
3.088% due 05/25/2036 ^		108	104

Total Non-Agency Mortgage-Backed Securities (Cost $47,358)			46,162

ASSET-BACKED SECURITIES 8.6%
ACAS CLO Ltd.
2.081% due 10/25/2025		3,000	3,001
Adams Mill CLO Ltd.
2.110% due 07/15/2026		1,500	1,501
Aircraft Certificate Owner Trust
7.001% due 09/20/2022		740	785

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	65

Schedule of Investments PIMCO Floating Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.875% due 03/25/2033		$441	$426
Argent Securities Trust
0.675% due 06/25/2036		1,484	549
0.765% due 07/25/2036		1,397	623
Babson CLO Ltd.
2.186% due 07/20/2025		1,600	1,600
Bear Stearns Asset-Backed Securities Trust
0.765% due 06/25/2047		1,000	883
Countrywide Asset-Backed Certificates
0.705% due 11/25/2047 ^		426	318
1.065% due 01/25/2036		76	76
Countrywide Asset-Backed Certificates Trust
4.740% due 10/25/2035		220	225
Credit Suisse Mortgage Capital Certificates
1.125% due 09/25/2037		406	374
Goldentree Credit Opportunities European CLO BV
1.190% due 06/10/2025	EUR	1,500	1,688
GSAA Home Equity Trust
0.975% due 08/25/2037		$784	730
HSI Asset Loan Obligation Trust
0.584% due 12/25/2036		84	33
Long Beach Mortgage Loan Trust
0.855% due 01/25/2046		35	34
Mariner CLO LLC
2.221% due 07/23/2026		3,000	2,999
MASTR Asset-Backed Securities Trust
0.575% due 01/25/2037		361	157
Merrill Lynch Mortgage Investors Trust
0.784% due 04/25/2037		1,000	584
Morgan Stanley ABS Capital, Inc. Trust
1.230% due 12/25/2034		181	158
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.855% due 10/25/2036 ^		2,732	1,005
Ocean Trails CLO
0.917% due 10/12/2020		368	367
OneMain Financial Issuance Trust
4.100% due 03/20/2028		500	515
Palmer Square CLO Ltd.
2.079% due 10/17/2025		3,100	3,094
People’s Choice Home Loan Securities Trust
1.469% due 05/25/2035 ^		1,000	733
Residential Asset Securities Corp. Trust
0.795% due 07/25/2036		1,500	975
Securitized Asset-Backed Receivables LLC Trust
0.815% due 12/25/2035		471	428
SoFi Professional Loan Program LLC
1.625% due 10/27/2036		1,461	1,474
Specialty Underwriting & Residential Finance Trust
1.205% due 01/25/2034		17	16
TICP CLO Ltd.
2.146% due 07/20/2026		1,500	1,497

Total Asset-Backed Securities (Cost $26,410)			26,848

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 9.0%
Argentine Government International Bond
6.250% due 04/22/2019		$400	$425
6.875% due 04/22/2021		400	436
7.500% due 04/22/2026		400	452
7.625% due 04/22/2046		300	339
Autonomous Community of Catalonia
4.900% due 09/15/2021	EUR	200	232
Brazil Government International Bond
5.625% due 02/21/2047		$1,100	1,084
Costa Rica Government International Bond
7.000% due 04/04/2044		1,000	1,071
Dominican Republic International Bond
6.850% due 01/27/2045		1,000	1,125
7.450% due 04/30/2044		400	477
Ecuador Government International Bond
10.750% due 03/28/2022		200	205
El Salvador Government International Bond
7.625% due 02/01/2041		1,200	1,251
7.650% due 06/15/2035		300	315
Export-Import Bank of India
3.375% due 08/05/2026		200	203
Ghana Government International Bond
9.250% due 09/15/2022		700	720
Indonesia Government International Bond
2.625% due 06/14/2023	EUR	1,700	2,010
3.750% due 06/14/2028		3,500	4,307
Kazakhstan Government International Bond
6.500% due 07/21/2045		$800	1,000
Mexico Government International Bond
4.600% due 01/23/2046		4,800	4,902
Panama Government International Bond
6.700% due 01/26/2036		1,400	1,918
8.125% due 04/28/2034		100	147
Republic of Greece Government International Bond
3.800% due 08/08/2017	JPY	82,000	786
4.500% due 07/03/2017		60,000	583
Romania Government International Bond
3.625% due 04/24/2024	EUR	1,100	1,433
Spain Government International Bond
2.750% due 10/31/2024		200	262
Trinidad & Tobago Government International Bond
4.500% due 08/04/2026		$300	311
Turkey Government International Bond
5.750% due 03/22/2024		1,800	1,942

Total Sovereign Issues (Cost $26,376)			27,936

		SHARES
COMMON STOCKS 0.0%

ENERGY 0.0%
OGX Petroleo e Gas S.A. SP - ADR		307,008	0

		SHARES	MARKET VALUE (000S)
FINANCIALS 0.0%
Hipotecaria Su Casita S.A. de C.V. (b)		345,787	$0

Total Common Stocks (Cost $1,936)			0

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 3.7%

CERTIFICATES OF DEPOSIT 0.2%
Barclays Bank PLC
1.641% due 09/08/2017		$600	602

REPURCHASE AGREEMENTS (h) 0.5%
			1,515

JAPAN TREASURY BILLS 2.0%
(0.269)% due 10/24/2016 (d)(e)	JPY	630,000	6,213

U.S. TREASURY BILLS 1.0%
0.475% due 03/02/2017 - 03/09/2017 (c)(d)(k)(m)		$3,281	3,276

Total Short-Term Instruments (Cost $11,349)			11,606

Total Investments in Securities (Cost $420,649)			384,376

		SHARES
INVESTMENTS IN AFFILIATES 3.7%

SHORT-TERM INSTRUMENTS 3.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.7%
PIMCO Short-Term Floating NAV Portfolio III		1,172,426	11,591

Total Short-Term Instruments (Cost $11,591)			11,591

Total Investments in Affiliates (Cost $11,591)			11,591

Total Investments 127.0% (Cost $432,240)			$395,967

Financial Derivative Instruments (j)(l) 0.0% (Cost or Premiums, net $(4,158))			52

Other Assets and Liabilities, net (27.0)%			(84,145)

Net Assets 100.0%			$311,874

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Payment in-kind bond security.
(b)	Security did not produce income within the last twelve months.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

66	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

(g)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
KGH Intermediate Holdco LLC	12.000%	08/08/2019	08/07/2014	$ 1,407	$1,384	0.44%
Rise Ltd.	4.750	01/31/2021	02/11/2014	3,792	3,729	1.20

				$ 5,199	$5,113	1.64%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	09/30/2016	10/03/2016	$1,515	U.S. Treasury Bonds 8.000% due 11/15/2021 (2)	$(1,549)	$1,515	$1,515

Total Repurchase Agreements						$(1,549)	$1,515	$1,515

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (3)	Borrowing Date	Maturity Date		Amount Borrowed (3)	Payable for Reverse Repurchase Agreements
BCY	(0.250)%	09/07/2016	TBD	(4)	$(1,755)	$(1,755)

Total Reverse Repurchase Agreements						$(1,755)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate (3)	Borrowing Date	Maturity Date	Amount Borrowed (3)	Payable for Sale-Buyback Transactions (5)
TDM	0.850%	09/19/2016	10/07/2016	$(59,642)	$(59,662)

Total Sale-Buyback Transactions					$(59,662)

(3)	The average amount of borrowings outstanding during the period ended September 30, 2016 was $(10,275) at a weighted average interest rate of 0.043%.
(4)	Open maturity reverse repurchase agreement.
(5)	Payable for sale-buyback transactions includes $(6) of deferred price drop.

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae, TBA	2.500%	10/01/2046	$ 2,800	$(2,812)	$(2,825)

Total Short Sales				$(2,812)	$(2,825)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	67

Schedule of Investments PIMCO Floating Income Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2016:

(i)	Securities with an aggregate market value of $61,608 have been pledged as collateral under the terms of the following master agreements as of September 30, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure (6)
Global/Master Repurchase Agreement
BCY	$0	$(1,755)	$0	$(1,755)	$1,715	$(40)
SSB	1,515	0	0	1,515	(1,549)	(34)

Master Securities Forward Transaction Agreement
TDM	0	0	(59,662)	(59,662)	59,642	(20)

Total Borrowings and Other Financing Transactions	$1,515	$(1,755)	$(59,662)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(1,755)	$(1,755)

Total	$0	$0	$0	$(1,755)	$(1,755)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(59,662)	0	0	(59,662)

Total	$0	$(59,662)	$0	$0	$(59,662)

Total Borrowings	$0	$(59,662)	$0	$(1,755)	$(61,417)

Gross amount of recognized liabilities for reverse repurchase agreements and sale-buyback financing transactions					$(61,417)

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)	Variation Margin
					Asset	Liability
Euro-BTP Italy Government Bond December Futures	Long	12/2016	21	$(2)	$7	$(10)
Euro-Bund 10-Year Bond December Futures	Short	12/2016	33	(39)	17	0
U.S. Treasury 10-Year Note December Futures	Long	12/2016	254	(32)	0	(107)

Total Futures Contracts				$(73)	$24	$(117)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed (Pay) Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized (Depreciation)	Variation Margin
						Asset	Liability
iTraxx Europe Main 26 5-Year Index	(1.000)%	12/20/2021	EUR 3,400	$(56)	$(6)	$0	$(2)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

68	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	1.250%	12/16/2016	$ 256,400	$(1,054)	$(115)	$0	$(6)
Receive	3-Month USD-LIBOR	1.250	06/15/2018	32,000	245	5	0	(6)
Receive	3-Month USD-LIBOR	2.000	12/16/2020	180,600	(7,509)	(4,493)	228	0
Receive	3-Month USD-LIBOR	2.000	06/15/2023	40,500	(2,118)	(858)	108	0
Receive	3-Month USD-LIBOR *	2.550	03/23/2026	42,100	(1,567)	(1,388)	145	0
Receive	3-Month USD-LIBOR	2.500	06/15/2046	4,300	(735)	(434)	78	0
Receive	6-Month EUR-EURIBOR *	0.000	03/15/2022	EUR 11,400	(76)	(41)	8	0
Receive	6-Month EUR-EURIBOR *	0.500	03/15/2027	2,200	(45)	(30)	0	0
Receive	6-Month EUR-EURIBOR *	1.250	03/15/2047	1,500	230	162	0	(3)
Receive	6-Month GBP-LIBOR *	0.750	03/15/2027	GBP 3,500	21	(57)	19	0

					$(12,608)	$(7,249)	$586	$(15)

Total Swap Agreements					$(12,664)	$(7,255)	$586	$(17)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2016:

(k)	Securities with an aggregate market value of $4,934 and cash of $2,571 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$24	$586	$610	$0	$(117)	$(17)	$(134)

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	10/2016	EUR	219		$244	$0	$(2)
BOA	10/2016	BRL	5,762		1,763	0	(8)
	10/2016	GBP	13,798		18,255	371	0
	10/2016	JPY	290,000		2,712	0	(150)
	10/2016		$1,775	BRL	5,762	0	(3)
BPS	10/2016		19,090	GBP	14,673	0	(71)
	11/2016	GBP	14,673		$19,099	70	0
	11/2016		$1,494	SGD	2,007	0	(22)
BRC	10/2016		303	CNY	2,016	0	(1)
	11/2016	TWD	50,731		$1,584	0	(41)
CBK	10/2016	JPY	340,000		3,181	0	(175)
	10/2016		$632	CNY	4,226	1	0
	10/2016		1,555	MXN	28,234	0	(102)
	11/2016	SGD	2,004		$1,493	23	0
	11/2016		$110	TWD	3,462	1	0
DUB	11/2016		1,533		47,554	0	(9)
GLM	10/2016	EUR	10		$11	0	0
	10/2016	GBP	209		275	4	0
	10/2016	JPY	140,000		1,395	15	0
	10/2016		$32,221	EUR	28,743	67	0
	11/2016	EUR	28,355		$31,825	0	(71)
HUS	10/2016	CNH	47,385		7,282	187	0
	10/2016	EUR	47		53	0	0
	10/2016		$8,811	CNH	58,747	0	(15)
JPM	10/2016	AUD	1,952		$1,470	0	(23)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	69

Schedule of Investments PIMCO Floating Income Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	10/2016	CNY	48,540		$7,296	$23	$0
	10/2016	EUR	137		154	0	0
	10/2016	GBP	865		1,147	26	0
	10/2016		$445	EUR	396	0	0
	10/2016		470	GBP	356	0	(9)
MSB	10/2016	BRL	5,762		$1,775	3	0
	10/2016	EUR	28,747		32,515	222	0
	10/2016		$1,780	BRL	5,762	0	(8)
	11/2016	BRL	5,762		$1,765	8	0
SCX	10/2016		$1,390	JPY	140,001	0	(10)
	11/2016	JPY	140,001		$1,392	10	0
TOR	10/2016	GBP	23		31	1	0
UAG	10/2016	EUR	220		248	1	0
	10/2016	GBP	485		647	18	0
	10/2016		$445	EUR	399	3	0
	10/2016		459	GBP	351	0	(5)
	11/2016	KRW	1,663,602		$1,517	8	0
	11/2016		$1,516	KRW	1,666,387	0	(4)

Total Forward Foreign Currency Contracts						$1,062	$(729)

PURCHASED OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
FAR	Put - OTC Fannie Mae 3.500% due 11/01/2046	$	89.000	11/07/2016	$17,000	$1	$0
FBF	Put - OTC Fannie Mae 3.500% due 10/01/2046		80.000	10/06/2016	14,000	0	0

						$1	$0

Total Purchased Options						$1	$0

WRITTEN OPTIONS:

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2016:

	Balance at Beginning of Period	Sales	Closing Buys	Expirations	Exercised	Balance at End of Period
Notional Amount in $	$ 51,996	$ 0	$ 0	$ (45,096)	$ (6,900)	$ 0
Notional Amount in EUR	EUR 17,700	EUR 0	EUR (4,500)	EUR (9,800)	EUR (3,400)	EUR 0
Premiums	$ (274)	$ 0	$ 9	$ 213	$ 52	$ 0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Maturity Date	Implied Credit Spread at September 30, 2016 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
DUB	AutoZone, Inc.	(1.320)%	09/20/2018	0.116%	$	1,100	$0	$(27)	$0	$(27)
FBF	Rohm & Haas Co.	(1.850)	09/20/2017	0.063		3,000	0	(54)	0	(54)

							$0	$(81)	$0	$(81)

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN AND U.S. MUNICIPAL ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2016 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Ford Motor Credit Co. LLC	5.000%	12/20/2018	0.597%	$ 2,000	$358	$(161)	$197	$0
	New York State General Obligation Bonds, Series 2005	1.850	03/20/2021	0.369	1,900	0	122	122	0
	NRG Energy, Inc.	5.000	06/20/2017	0.440	900	(92)	123	31	0
	Venezuela Government International Bond	5.000	06/20/2020	32.866	100	(56)	6	0	(50)
	Venezuela Government International Bond	5.000	09/20/2020	32.570	700	(475)	122	0	(353)
BPS	Jaguar Land Rover PLC	5.000	03/20/2018	0.730	EUR 4,700	524	(181)	343	0

70	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2016 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
	Venezuela Government International Bond	5.000%	09/20/2020	32.570%	$ 400	$(269)	$67	$0	$(202)
BRC	Brazil Government International Bond	1.000	06/20/2017	0.611	2,000	(49)	55	6	0
	Ford Motor Credit Co. LLC	5.000	12/20/2018	0.597	1,900	346	(158)	188	0
	Ford Motor Credit Co. LLC	5.000	12/20/2019	0.925	800	150	(46)	104	0
	Philippines Government International Bond	1.000	06/20/2021	1.056	3,000	(83)	76	0	(7)
	Seagate Technology HDD Holdings	5.000	03/20/2018	0.147	400	27	2	29	0
	Seagate Technology HDD Holdings	5.000	06/20/2018	0.155	300	18	8	26	0
CBK	California State General Obligation Bonds, Series 2003	3.050	12/20/2020	0.718	6,000	0	573	573	0
	California State General Obligation Bonds, Series 2003	2.650	03/20/2021	0.754	1,800	210	(63)	147	0
	Deutsche Bank AG	1.000	12/20/2017	2.453	EUR 100	(2)	0	0	(2)
	Turkey Government International Bond	1.000	03/20/2020	1.923	$ 4,100	(190)	65	0	(125)
	Venezuela Government International Bond	5.000	09/20/2020	32.570	300	(201)	50	0	(151)
DUB	Brazil Government International Bond	1.000	06/20/2017	0.611	1,350	(47)	51	4	0
	Indonesia Government International Bond	1.000	12/20/2018	0.641	2,900	(128)	152	24	0
FBF	South Africa Government International Bond	1.000	12/20/2020	2.118	1,325	(51)	(8)	0	(59)
	Univision Communications, Inc.	5.000	09/20/2019	2.222	5,800	(638)	1,107	469	0
GST	Anadarko Petroleum Corp.	1.000	06/20/2017	0.329	2,300	(74)	86	12	0
	Brazil Government International Bond	1.000	06/20/2017	0.611	2,650	(65)	73	8	0
	Colombia Government International Bond	1.000	03/20/2020	1.115	4,200	(146)	131	0	(15)
	Communications Sales & Leasing, Inc.	5.000	12/20/2017	0.399	1,150	63	4	67	0
	Mexico Government International Bond	1.000	12/20/2021	1.648	800	(28)	3	0	(25)
	NRG Energy, Inc.	5.000	06/20/2017	0.440	3,900	(394)	530	136	0
	Petrobras Global Finance BV	1.000	12/20/2021	4.964	1,200	(219)	5	0	(214)
	South Africa Government International Bond	1.000	03/20/2020	1.822	2,000	(123)	69	0	(54)
	Sprint Communications, Inc.	5.000	12/20/2021	5.702	5,000	(275)	133	0	(142)
	Univision Communications, Inc.	5.000	09/20/2019	2.222	650	(72)	125	53	0
	Venezuela Government International Bond	5.000	09/20/2020	32.570	700	(464)	111	0	(353)
HUS	Colombia Government International Bond	1.000	03/20/2020	1.115	4,000	(127)	113	0	(14)
	Mexico Government International Bond	1.000	03/20/2017	0.408	2,900	10	(1)	9	0
	Mexico Government International Bond	1.000	12/20/2021	1.648	100	(4)	1	0	(3)
	South Africa Government International Bond	1.000	09/20/2017	0.553	570	(9)	12	3	0
	Venezuela Government International Bond	5.000	06/20/2020	32.866	1,700	(1,049)	205	0	(844)
JPM	Colombia Government International Bond	1.000	03/20/2020	1.115	5,000	(162)	144	0	(18)
	Deutsche Bank AG	1.000	12/20/2017	2.453	EUR 200	(3)	(1)	0	(4)
	Philippines Government International Bond	1.000	06/20/2021	1.056	$ 1,000	(24)	22	0	(2)
	Venezuela Government International Bond	5.000	09/20/2020	32.570	1,100	(734)	179	0	(555)
MYC	Brazil Government International Bond	1.000	06/20/2017	0.611	3,400	(111)	122	11	0
	Ford Motor Credit Co. LLC	5.000	12/20/2018	0.597	1,400	252	(114)	138	0
	New York State General Obligation Bonds, Series 2005	1.950	12/20/2020	0.339	6,000	0	397	397	0
	South Africa Government International Bond	1.000	12/20/2020	2.118	2,760	(90)	(33)	0	(123)
	Volkswagen International Finance NV	1.000	12/20/2020	0.939	EUR 300	(22)	23	1	0
NGF	Saudi Arabia Government International Bond	1.000	06/20/2021	1.579	$ 1,000	(26)	0	0	(26)
UAG	Brazil Government International Bond	1.000	06/20/2017	0.611	6,775	(129)	151	22	0

						$(4,673)	$4,452	$3,120	$(3,341)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (5)
							Asset	Liability
BPS	CDX.EM-17 5-Year Index	5.000%	06/20/2017	$8,190	$952	$(842)	$110	$0
BRC	CDX.EM-EXEU18 5-Year Index	5.000	12/20/2017	1,710	213	(171)	42	0
CBK	MCDX-26 5-Year Index	1.000	06/20/2021	2,500	7	14	21	0
GST	CMBX.NA.AAA.9 Index	0.500	09/17/2058	12,200	(458)	11	0	(447)
	MCDX-26 5-Year Index	1.000	06/20/2021	1,100	3	6	9	0
MYC	CMBX.NA.AAA.9 Index	0.500	09/17/2058	5,200	(203)	13	0	(190)

					$514	$(969)	$182	$(637)

Total Swap Agreements					$(4,159)	$3,402	$3,302	$(4,059)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	71

Schedule of Investments PIMCO Floating Income Fund (Cont.)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2016:

(m)	Securities with an aggregate market value of $2,543 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure (6)
AZD	$0	$0	$0	$0	$(2)	$0	$0	$(2)	$(2)	$0	$(2)
BOA	371	0	350	721	(161)	0	(403)	(564)	157	0	157
BPS	70	0	453	523	(93)	0	(202)	(295)	228	(309)	(81)
BRC	0	0	395	395	(42)	0	(7)	(49)	346	(365)	(19)
CBK	25	0	741	766	(277)	0	(278)	(555)	211	(210)	1
DUB	0	0	28	28	(9)	0	(27)	(36)	(8)	13	5
FBF	0	0	469	469	0	0	(113)	(113)	356	(259)	97
GLM	86	0	0	86	(71)	0	0	(71)	15	0	15
GST	0	0	285	285	0	0	(1,250)	(1,250)	(965)	790	(175)
HUS	187	0	12	199	(15)	0	(861)	(876)	(677)	949	272
JPM	49	0	0	49	(32)	0	(579)	(611)	(562)	792	230
MSB	233	0	0	233	(8)	0	0	(8)	225	(370)	(145)
MYC	0	0	547	547	0	0	(313)	(313)	234	(460)	(226)
NGF	0	0	0	0	0	0	(26)	(26)	(26)	0	(26)
SCX	10	0	0	10	(10)	0	0	(10)	0	0	0
TOR	1	0	0	1	0	0	0	0	1	0	1
UAG	30	0	22	52	(9)	0	0	(9)	43	0	43

Total Over the Counter	$1,062	$0	$3,302	$4,364	$(729)	$0	$(4,059)	$(4,788)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

72	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$24	$24
Swap Agreements	0	0	0	0	586	586

	$0	$0	$0	$0	$610	$610

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,062	$0	$1,062
Swap Agreements	0	3,302	0	0	0	3,302

	$0	$3,302	$0	$1,062	$0	$4,364

	$0	$3,302	$0	$1,062	$610	$4,974

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$117	$117
Swap Agreements	0	2	0	0	15	17

	$0	$2	$0	$0	$132	$134

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$729	$0	$729
Swap Agreements	0	4,059	0	0	0	4,059

	$0	$4,059	$0	$729	$0	$4,788

	$0	$4,061	$0	$729	$132	$4,922

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(15)	$(15)
Futures	0	0	0	0	(678)	(678)
Swap Agreements	0	(48)	0	0	(4,892)	(4,940)

	$0	$(48)	$0	$0	$(5,585)	$(5,633)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,297)	$0	$(1,297)
Written Options	0	84	0	137	0	221
Swap Agreements	0	1,806	0	0	0	1,806

	$0	$1,890	$0	$(1,160)	$0	$730

	$0	$1,842	$0	$(1,160)	$(5,585)	$(4,903)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(1)	$(1)
Futures	0	0	0	0	1,931	1,931
Swap Agreements	0	(6)	0	0	1,852	1,846

	$0	$(6)	$0	$0	$3,782	$3,776

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,537	$0	$2,537
Purchased Options	0	0	0	52	(1)	51
Written Options	0	(52)	0	130	0	78
Swap Agreements	0	2,884	0	0	0	2,884

	$0	$2,832	$0	$2,719	$(1)	$5,550

	$0	$2,826	$0	$2,719	$3,781	$9,326

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	73

Schedule of Investments PIMCO Floating Income Fund (Cont.)

September 30, 2016 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Investments in Securities, at Value
Bank Loan Obligations	$0	$17,393	$4,060	$21,453
Corporate Bonds & Notes
Banking & Finance	0	67,189	1,384	68,573
Industrials	0	42,408	2,702	45,110
Utilities	0	29,883	0	29,883
Municipal Bonds & Notes
Illinois	0	222	0	222
Texas	0	954	0	954
U.S. Government Agencies	0	29,589	0	29,589
U.S. Treasury Obligations	0	76,040	0	76,040
Non-Agency Mortgage-Backed Securities	0	46,162	0	46,162
Asset-Backed Securities	0	26,848	0	26,848
Sovereign Issues	0	27,936	0	27,936
Short-Term Instruments
Certificates of Deposit	0	602	0	602
Repurchase Agreements	0	1,515	0	1,515
Japan Treasury Bills	0	6,213	0	6,213
U.S. Treasury Bills	0	3,276	0	3,276

	$0	$376,230	$8,146	$384,376

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Investments in Affiliates, at Value
Central Funds Used for Cash Management Purposes	$11,591	$0	$0	$11,591

Total Investments	$11,591	$376,230	$8,146	$395,967

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(2,825)	$0	$(2,825)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	24	586	0	610
Over the counter	0	4,364	0	4,364

	$24	$4,950	$0	$4,974

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(117)	(17)	0	(134)
Over the counter	0	(4,788)	0	(4,788)

	$(117)	$(4,805)	$0	$(4,922)

Totals	$11,498	$373,550	$8,146	$393,194

There were no significant transfers between Level 1 and 2 during the period ended September 30, 2016.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2016:

Category and Subcategory	Beginning Balance at 03/31/2016	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2016	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2016 (1)
Investments in Securities, at Value
Bank Loan Obligations	$4,169	$0	$(145)	$0	$(1)	$37	$0	$0	$4,060	$71
Corporate Bonds & Notes
Banking & Finance	1,231	0	(19)	3	0	169	0	0	1,384	167
Industrials	0	2,615	(29)	0	0	116	0	0	2,702	115
Utilities	2,679	0	(2,615)	0	0	(64)	0	0	0	0

Totals	$8,079	$2,615	$(2,808)	$3	$(1)	$258	$0	$0	$8,146	$353

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2016	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Bank Loan Obligations	$331	Other Valuation Techniques (2)	—	—
	3,729	Proxy Pricing	Base Price	98.75
Corporate Bonds & Notes
Banking & Finance	1,384	Reference Instrument	Spread Movement	160.52 BP
Industrials	2,702	Proxy Pricing	Base Price	104.45

Total	$8,146

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2016 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

74	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO High Yield Spectrum Fund

September 30, 2016 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 94.7%

BANK LOAN OBLIGATIONS 0.4%
Camelot Finance S.A.
TBD% due 08/17/2019		$3,500	$3,473
CDRH Parent, Inc.
9.000% due 07/01/2022		3,000	2,378
Veritas U.S., Inc.
6.625% due 01/27/2023		2,861	2,681

Total Bank Loan Obligations (Cost $8,899)			8,532

CORPORATE BONDS & NOTES 93.9%

BANKING & FINANCE 10.8%
Abe Investment Holdings, Inc.
7.000% due 10/15/2020		8,000	5,020
Ally Financial, Inc.
4.625% due 03/30/2025		2,000	2,058
5.125% due 09/30/2024		2,000	2,125
7.500% due 09/15/2020		3,493	3,982
8.000% due 03/15/2020		4,016	4,598
8.000% due 11/01/2031		668	828
Banco Bilbao Vizcaya Argentaria S.A.
7.000% due 02/19/2019 (f)	EUR	2,000	2,098
9.000% due 05/09/2018 (f)		$1,600	1,644
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (f)	EUR	5,000	5,813
Banco Santander S.A.
6.250% due 03/12/2019 (f)		500	504
6.250% due 09/11/2021 (f)		3,500	3,535
Barclays PLC
6.500% due 09/15/2019 (f)		2,000	2,104
7.875% due 09/15/2022 (f)	GBP	4,000	5,073
8.000% due 12/15/2020 (f)	EUR	3,000	3,383
BCD Acquisition, Inc.
9.625% due 09/15/2023		$2,000	2,100
BNP Paribas S.A.
7.375% due 08/19/2025 (f)		4,500	4,494
Cabot Financial Luxembourg S.A.
6.500% due 04/01/2021	GBP	2,250	2,871
7.500% due 10/01/2023 (a)		1,500	1,944
Chinos Intermediate Holdings A, Inc. (7.750% Cash or 8.500% PIK)
7.750% due 05/01/2019 (b)		$5,720	2,174
CIT Group, Inc.
5.000% due 08/15/2022		8,000	8,520
5.000% due 08/01/2023		2,000	2,123
Credit Agricole S.A.
6.625% due 09/23/2019 (f)		1,500	1,441
7.875% due 01/23/2024 (f)		12,000	12,053
8.125% due 12/23/2025 (f)		1,250	1,329
Credit Suisse Group AG
6.250% due 12/18/2024 (f)		3,000	2,848
7.500% due 12/11/2023 (f)		2,000	2,040
Crescent Communities LLC
8.875% due 10/15/2021		1,000	1,018
Double Eagle Acquisition Sub, Inc.
7.500% due 10/01/2024 (a)		2,500	2,553
ESH Hospitality, Inc.
5.250% due 05/01/2025		4,000	4,015
FBM Finance, Inc.
8.250% due 08/15/2021		3,500	3,675
Garfunkelux Holdco S.A.
8.500% due 11/01/2022	GBP	2,500	3,318
11.000% due 11/01/2023		1,500	1,964
Greystar Real Estate Partners LLC
8.250% due 12/01/2022		$2,000	2,130
HUB International Ltd.
7.875% due 10/01/2021		6,250	6,391
Infinity Acquisition LLC
7.250% due 08/01/2022		5,500	4,812

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Intesa Sanpaolo SpA
5.017% due 06/26/2024		$3,000	$2,743
5.710% due 01/15/2026		3,000	2,842
7.700% due 09/17/2025 (f)		2,000	1,753
Jefferies Finance LLC
7.375% due 04/01/2020		2,500	2,450
Jefferies LoanCore LLC
6.875% due 06/01/2020		1,000	915
Lincoln Finance Ltd.
6.875% due 04/15/2021	EUR	1,500	1,820
Lloyds Bank PLC
12.000% due 12/16/2024 (f)		$2,000	2,753
Lloyds Banking Group PLC
7.000% due 06/27/2019 (f)	GBP	2,532	3,249
7.500% due 06/27/2024 (f)		$10,000	10,352
7.625% due 06/27/2023 (f)	GBP	2,000	2,657
Lock A/S
7.000% due 08/15/2021	EUR	4,000	4,697
Mercury Bondco PLC (8.250% Cash or 9.000% PIK)
8.250% due 05/30/2021 (b)		5,000	5,830
Navient Corp.
5.000% due 10/26/2020		$2,000	1,978
5.875% due 10/25/2024		3,000	2,745
6.125% due 03/25/2024		5,000	4,681
8.000% due 03/25/2020		3,000	3,225
NFP Corp.
9.000% due 07/15/2021		4,000	4,124
Nordea Bank AB
6.125% due 09/23/2024 (f)		2,000	1,953
OneMain Financial Holdings LLC
7.250% due 12/15/2021		2,500	2,644
Quicken Loans, Inc.
5.750% due 05/01/2025		2,000	1,995
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 (f)		4,000	3,710
7.648% due 09/30/2031 (f)		4,000	4,810
9.118% due 01/30/2017 (f)		350	355
Santander UK Group Holdings PLC
7.375% due 06/24/2022 (f)	GBP	2,000	2,566
Societe Generale S.A.
7.875% due 12/18/2023 (f)		$6,000	5,832
Solera LLC
10.500% due 03/01/2024		2,500	2,800
Springleaf Finance Corp.
7.750% due 10/01/2021 (j)		2,025	2,131
8.250% due 10/01/2023		3,900	4,115
UniCredit SpA
8.000% due 06/03/2024 (f)		7,000	5,916
VEREIT Operating Partnership LP
4.875% due 06/01/2026		1,000	1,061
Wayne Merger Sub LLC
8.250% due 08/01/2023		4,000	4,075
York Risk Services Holding Corp.
8.500% due 10/01/2022		3,100	2,426

			221,781

INDUSTRIALS 76.5%
24 Hour Holdings LLC
8.000% due 06/01/2022		2,000	1,635
Accudyne Industries Borrower
7.750% due 12/15/2020		11,150	8,892
Adient Global Holdings Ltd.
4.875% due 08/15/2026		2,500	2,506
ADT Corp.
3.500% due 07/15/2022		6,500	6,289
4.125% due 06/15/2023		3,000	2,962
4.875% due 07/15/2032		2,500	2,219
6.250% due 10/15/2021		1,375	1,502
Advanced Disposal Services, Inc.
8.250% due 10/01/2020		5,000	5,256
AECOM
5.750% due 10/15/2022		1,000	1,055

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Air Medical Merger Sub Corp.
6.375% due 05/15/2023		$6,250	$6,078
Albea Beauty Holdings S.A.
8.375% due 11/01/2019		1,000	1,046
Alcoa Nederland Holding BV
6.750% due 09/30/2024		500	521
7.000% due 09/30/2026		750	777
Alcoa, Inc.
5.125% due 10/01/2024		2,500	2,672
Aldesa Financial Services S.A.
7.250% due 04/01/2021	EUR	2,500	1,952
Alere, Inc.
6.375% due 07/01/2023		$3,000	3,075
6.500% due 06/15/2020		2,000	2,010
Aleris International, Inc.
7.875% due 11/01/2020		5,000	5,087
9.500% due 04/01/2021		2,000	2,160
Altice Financing S.A.
6.500% due 01/15/2022		1,000	1,059
6.625% due 02/15/2023		5,000	5,150
Altice Finco S.A.
7.625% due 02/15/2025 (j)		2,000	2,018
8.125% due 01/15/2024		1,500	1,560
9.875% due 12/15/2020		4,000	4,266
Altice Luxembourg S.A.
6.250% due 02/15/2025	EUR	1,500	1,697
7.250% due 05/15/2022		3,500	4,161
7.625% due 02/15/2025 (j)		$5,000	5,162
7.750% due 05/15/2022		5,000	5,356
Altice U.S. Finance Corp.
5.500% due 05/15/2026		1,500	1,553
AMC Networks, Inc.
5.000% due 04/01/2024		3,000	3,026
American Builders & Contractors Supply Co., Inc.
5.625% due 04/15/2021		3,000	3,120
Ancestry.com Holdings LLC (9.625% Cash or 10.375% PIK)
9.625% due 10/15/2018 (b)		5,000	5,069
Ancestry.com, Inc.
11.000% due 12/15/2020		3,500	3,754
Anglo American Capital PLC
2.750% due 06/07/2019	EUR	2,000	2,325
2.875% due 11/20/2020		1,000	1,142
4.125% due 04/15/2021		$1,000	1,010
4.450% due 09/27/2020		2,000	2,060
Antero Resources Corp.
5.125% due 12/01/2022		1,000	1,013
6.000% due 12/01/2020		3,500	3,622
ARD Finance S.A. (7.125% Cash or 7.875% PIK)
7.125% due 09/15/2023 (b)		2,750	2,743
Ardagh Packaging Finance PLC
7.000% due 11/15/2020		882	915
7.250% due 05/15/2024		4,000	4,290
Arqiva Broadcast Finance PLC
9.500% due 03/31/2020	GBP	5,000	7,014
Ashland, Inc.
4.750% due 08/15/2022		$2,000	2,088
6.875% due 05/15/2043		2,500	2,737
Associated Materials LLC
9.125% due 11/01/2017		11,000	10,422
Auris Luxembourg S.A.
8.000% due 01/15/2023	EUR	5,000	6,112
Avaya, Inc.
7.000% due 04/01/2019		$1,750	1,299
Avon International Operations, Inc.
7.875% due 08/15/2022		2,000	2,068
Berry Plastics Corp.
6.000% due 10/15/2022		2,825	2,994
BlueLine Rental Finance Corp.
7.000% due 02/01/2019		4,000	3,510
BMC Software Finance, Inc.
8.125% due 07/15/2021		7,000	6,387

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	75

Schedule of Investments PIMCO High Yield Spectrum Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bombardier, Inc.
4.750% due 04/15/2019		$1,500	$1,466
5.500% due 09/15/2018		2,750	2,805
7.500% due 03/15/2025		3,000	2,775
Boparan Finance PLC
5.500% due 07/15/2021	GBP	1,000	1,203
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (b)		$2,750	2,503
Boyd Gaming Corp.
6.875% due 05/15/2023		4,000	4,362
Builders FirstSource, Inc.
10.750% due 08/15/2023		750	864
Burger King Worldwide, Inc.
6.000% due 04/01/2022		4,000	4,200
Cablevision Systems Corp.
5.875% due 09/15/2022		6,000	5,475
8.000% due 04/15/2020		1,250	1,313
Caesars Entertainment Operating Co., Inc.
8.500% due 02/15/2020 ^(g)		5,000	5,250
California Resources Corp.
8.000% due 12/15/2022		5,000	3,350
Camelot Finance S.A.
7.875% due 10/15/2024 (a)		2,750	2,843
Capsugel S.A. (7.000% Cash or 7.750% PIK)
7.000% due 05/15/2019 (b)		3,864	3,876
Carrizo Oil & Gas, Inc.
6.250% due 04/15/2023		3,000	2,985
CCO Holdings LLC
5.125% due 02/15/2023		5,000	5,225
5.250% due 09/30/2022		2,500	2,619
5.375% due 05/01/2025		2,000	2,103
5.500% due 05/01/2026		2,000	2,100
5.750% due 09/01/2023		3,750	3,980
5.750% due 02/15/2026		5,000	5,312
5.875% due 04/01/2024		5,000	5,347
Centene Corp.
5.625% due 02/15/2021		1,500	1,598
6.125% due 02/15/2024		1,375	1,495
Central Garden & Pet Co.
6.125% due 11/15/2023		1,000	1,078
Cequel Communications Holdings LLC
5.125% due 12/15/2021		2,750	2,764
6.375% due 09/15/2020		2,000	2,068
CeramTec Group GmbH
8.250% due 08/15/2021	EUR	7,500	8,953
CHC Helicopter S.A.
9.250% due 10/15/2020 ^		$4,500	2,205
9.375% due 06/01/2021 ^		1,235	241
Chemours Co.
6.625% due 05/15/2023 (j)		4,000	3,930
7.000% due 05/15/2025		3,000	2,962
Cheniere Corpus Christi Holdings LLC
7.000% due 06/30/2024		2,000	2,170
Chesapeake Energy Corp.
8.000% due 12/15/2022		6,000	6,090
Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022		5,000	5,130
7.625% due 03/15/2020		4,500	4,421
CMA CGM S.A.
7.750% due 01/15/2021	EUR	1,250	1,074
CNH Industrial Capital LLC
4.875% due 04/01/2021		$1,000	1,065
CommScope Technologies Finance LLC
6.000% due 06/15/2025		2,000	2,143
CommScope, Inc.
5.000% due 06/15/2021		1,000	1,039
5.500% due 06/15/2024		1,500	1,588
Community Health Systems, Inc.
6.875% due 02/01/2022		7,500	6,487
7.125% due 07/15/2020		4,000	3,738
Concho Resources, Inc.
5.500% due 10/01/2022		1,000	1,043
5.500% due 04/01/2023		3,000	3,109
6.500% due 01/15/2022		1,250	1,300

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Concordia International Corp.
7.000% due 04/15/2023		$5,000	$3,225
9.500% due 10/21/2022		4,500	3,139
Constellium NV
4.625% due 05/15/2021	EUR	2,000	2,008
5.750% due 05/15/2024		$2,250	2,093
7.000% due 01/15/2023	EUR	1,000	1,089
Continental Resources, Inc.
3.800% due 06/01/2024		$6,000	5,520
4.500% due 04/15/2023		7,000	6,755
4.900% due 06/01/2044		1,000	845
5.000% due 09/15/2022		2,000	2,000
ConvaTec Finance International S.A. (8.250% Cash or 9.000% PIK)
8.250% due 01/15/2019 (b)		8,750	8,741
ConvaTec Healthcare E S.A.
10.500% due 12/15/2018		2,500	2,544
10.875% due 12/15/2018	EUR	3,000	3,455
Cooperativa Muratori & Cementisti-CMC di Ravenna SC
7.500% due 08/01/2021		2,000	1,678
Corp. GEO S.A.B. de C.V.
9.250% due 06/30/2020 ^		$2,000	1
CPG Merger Sub LLC
8.000% due 10/01/2021		12,250	12,556
Crimson Merger Sub, Inc.
6.625% due 05/15/2022		20,000	17,700
CSC Holdings LLC
6.625% due 10/15/2025		1,000	1,088
10.125% due 01/15/2023		2,000	2,313
Dakota Merger Sub, Inc.
7.750% due 09/01/2023		2,125	2,138
Darling Global Finance BV
4.750% due 05/30/2022	EUR	1,000	1,151
Darling Ingredients, Inc.
5.375% due 01/15/2022		$2,000	2,095
DaVita, Inc.
5.000% due 05/01/2025		4,000	4,025
5.750% due 08/15/2022		3,000	3,154
DBP Holding Corp.
7.750% due 10/15/2020		4,000	3,190
DEA Finance S.A.
7.500% due 10/15/2022 (a)	EUR	1,500	1,685
Dean Foods Co.
6.500% due 03/15/2023		$2,000	2,125
Diamond Finance Corp.
5.875% due 06/15/2021		1,000	1,063
7.125% due 06/15/2024		1,000	1,100
Digicel Group Ltd.
7.125% due 04/01/2022		4,000	3,099
8.250% due 09/30/2020		2,500	2,184
Digicel Ltd.
6.000% due 04/15/2021		5,000	4,475
DISH DBS Corp.
5.000% due 03/15/2023		2,500	2,438
5.875% due 07/15/2022		4,000	4,130
5.875% due 11/15/2024		4,000	3,965
6.750% due 06/01/2021		3,000	3,240
7.750% due 07/01/2026		2,000	2,130
DJO Finance LLC
10.750% due 04/15/2020		4,250	3,549
DJO Finco, Inc.
8.125% due 06/15/2021		6,350	5,921
Dollar Tree, Inc.
5.750% due 03/01/2023		3,000	3,244
Douglas GmbH
6.250% due 07/15/2022	EUR	2,000	2,422
Dutch Lion BV (11.250% Cash or 12.000% PIK)
11.250% due 06/15/2020 (b)		3,785	595
Dynegy, Inc.
6.750% due 11/01/2019		$3,500	3,605
7.375% due 11/01/2022		2,750	2,729
7.625% due 11/01/2024		5,000	4,935

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Eldorado Resorts, Inc.
7.000% due 08/01/2023		$3,500	$3,732
EMI Music Publishing Group North America Holdings, Inc.
7.625% due 06/15/2024		1,750	1,901
Endo Finance LLC
5.375% due 01/15/2023		5,000	4,450
5.750% due 01/15/2022		4,000	3,730
6.000% due 07/15/2023		4,500	4,117
6.500% due 02/01/2025		6,750	5,999
7.250% due 01/15/2022		2,000	1,930
Energy Transfer Equity LP
5.875% due 01/15/2024		3,000	3,127
7.500% due 10/15/2020		4,000	4,410
Engility Corp.
8.875% due 09/01/2024		1,125	1,143
Entertainment One Ltd.
6.875% due 12/15/2022	GBP	1,500	2,119
First Data Corp.
5.000% due 01/15/2024		$2,000	2,038
5.750% due 01/15/2024		4,000	4,125
6.750% due 11/01/2020		2,250	2,329
7.000% due 12/01/2023		9,000	9,540
First Quantum Minerals Ltd.
6.750% due 02/15/2020		2,000	1,860
7.000% due 02/15/2021		2,500	2,269
7.250% due 05/15/2022		2,500	2,238
FMG Resources Pty. Ltd.
6.875% due 04/01/2022		1,517	1,577
9.750% due 03/01/2022		2,500	2,912
Freeport-McMoRan, Inc.
2.375% due 03/15/2018		4,000	3,960
3.550% due 03/01/2022 (j)		4,000	3,660
3.875% due 03/15/2023		2,000	1,820
4.000% due 11/14/2021		5,000	4,756
5.400% due 11/14/2034		2,500	2,088
Fresh Market, Inc.
9.750% due 05/01/2023		3,000	2,685
FTS International, Inc.
6.250% due 05/01/2022		125	48
Galapagos Holding S.A.
7.000% due 06/15/2022	EUR	4,000	3,803
Gardner Denver, Inc.
6.875% due 08/15/2021		$18,000	16,965
Gates Global LLC
5.750% due 07/15/2022	EUR	4,000	4,224
6.000% due 07/15/2022		$7,000	6,685
GCP Applied Technologies, Inc.
9.500% due 02/01/2023		3,500	3,990
General Cable Corp.
5.750% due 10/01/2022		2,000	1,910
GHD Bondco PLC
7.000% due 04/15/2020	GBP	6,000	7,782
Great Western Petroleum LLC
9.000% due 09/30/2021		$2,750	2,764
Greatbatch Ltd.
9.125% due 11/01/2023		5,000	4,912
Gulfport Energy Corp.
6.625% due 05/01/2023		2,500	2,575
7.750% due 11/01/2020		1,000	1,043
Halcon Resources Corp.
8.625% due 02/01/2020 (j)		1,000	1,008
12.000% due 02/15/2022		2,535	2,548
HCA Holdings, Inc.
6.250% due 02/15/2021		3,500	3,806
HCA, Inc.
4.750% due 05/01/2023		5,000	5,225
5.250% due 06/15/2026		2,000	2,130
5.375% due 02/01/2025		2,000	2,068
5.875% due 03/15/2022		2,000	2,220
5.875% due 05/01/2023		4,000	4,270
6.500% due 02/15/2020		3,000	3,330
7.500% due 02/15/2022		4,000	4,600
HD Supply, Inc.
5.750% due 04/15/2024		1,500	1,579

76	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.500% due 07/15/2020		$7,500	$7,791
Hearthside Group Holdings LLC
6.500% due 05/01/2022		6,000	5,940
Hema Bondco BV
8.500% due 12/15/2019	EUR	3,000	1,766
Hertz Corp.
5.500% due 10/15/2024		$1,625	1,621
5.875% due 10/15/2020		1,000	1,034
6.250% due 10/15/2022		1,500	1,553
Hexion, Inc.
8.875% due 02/01/2018		3,000	2,880
9.000% due 11/15/2020		4,000	2,925
Hilton Domestic Operating Co., Inc.
4.250% due 09/01/2024		1,000	1,025
HudBay Minerals, Inc.
9.500% due 10/01/2020		3,500	3,527
Huntsman International LLC
4.250% due 04/01/2025	EUR	2,500	2,728
5.125% due 04/15/2021		1,000	1,177
IASIS Healthcare LLC
8.375% due 05/15/2019		$2,000	1,820
iHeartCommunications, Inc.
9.000% due 03/01/2021		4,000	2,995
9.000% due 09/15/2022		3,000	2,186
IHO Verwaltungs GmbH (2.750% Cash or 3.500% PIK)
2.750% due 09/15/2021 (b)	EUR	500	564
IHO Verwaltungs GmbH (3.250% Cash or 4.000% PIK)
3.250% due 09/15/2023 (b)		1,000	1,125
IHO Verwaltungs GmbH (3.750% Cash or 4.500% PIK)
3.750% due 09/15/2026 (b)		3,500	3,918
Immucor, Inc.
11.125% due 08/15/2019		$5,750	5,448
IMS Health, Inc.
5.000% due 10/15/2026		3,000	3,127
INEOS Group Holdings S.A.
5.375% due 08/01/2024	EUR	1,500	1,652
Informatica LLC
7.125% due 07/15/2023		$7,000	6,545
Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023		4,000	2,790
8.000% due 02/15/2024		1,500	1,511
Intelsat Luxembourg S.A.
7.750% due 06/01/2021		3,000	1,013
8.125% due 06/01/2023		2,000	685
International Game Technology PLC
6.250% due 02/15/2022		5,000	5,347
6.500% due 02/15/2025		3,000	3,247
Jaguar Holding Co.
6.375% due 08/01/2023		7,000	7,297
JC Penney Corp., Inc.
5.875% due 07/01/2023		1,000	1,043
JDA Escrow LLC
7.375% due 10/15/2024 (a)		1,000	1,030
JH-Holding Finance S.A.
8.250% due 12/01/2022 (b)	EUR	2,000	2,434
Jo-Ann Stores LLC
8.125% due 03/15/2019		$5,000	5,012
KFC Holding Co.
5.250% due 06/01/2026		1,750	1,855
Kinetic Concepts, Inc.
7.875% due 02/15/2021		1,750	1,899
9.625% due 10/01/2021		10,000	10,025
10.500% due 11/01/2018		5,000	5,257
12.500% due 11/01/2019		9,000	8,977
Kirk Beauty One GmbH
8.750% due 07/15/2023	EUR	5,000	6,038
Kloeckner Pentaplast of America, Inc.
7.125% due 11/01/2020		2,125	2,519
KLX, Inc.
5.875% due 12/01/2022		$7,000	7,280
Kronos Acquisition Holdings, Inc.
9.000% due 08/15/2023		7,000	7,249

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Landry’s, Inc.
6.750% due 10/15/2024 (a)		$2,250	$2,295
Laredo Petroleum, Inc.
7.375% due 05/01/2022		3,000	3,116
Level 3 Financing, Inc.
5.250% due 03/15/2026		3,000	3,105
LifePoint Health, Inc.
5.375% due 05/01/2024		2,500	2,506
Lion/Seneca France S.A.S.
7.875% due 04/15/2019	EUR	2,500	2,567
LTF Merger Sub, Inc.
8.500% due 06/15/2023		$2,500	2,581
Mallinckrodt International Finance S.A.
4.750% due 04/15/2023		7,500	6,787
4.875% due 04/15/2020		1,000	1,025
5.500% due 04/15/2025		1,500	1,433
5.625% due 10/15/2023		1,250	1,203
5.750% due 08/01/2022		4,000	3,965
Manitowoc Foodservice, Inc.
9.500% due 02/15/2024		2,150	2,462
Marcolin SpA
8.500% due 11/15/2019	EUR	2,000	2,313
Matador Resources Co.
6.875% due 04/15/2023		$1,625	1,690
Match Group, Inc.
6.375% due 06/01/2024		1,000	1,089
MCE Finance Ltd.
5.000% due 02/15/2021		3,000	3,023
McGraw-Hill Global Education Holdings LLC
7.875% due 05/15/2024		1,250	1,355
MDC Partners, Inc.
6.500% due 05/01/2024		2,000	1,845
Men’s Wearhouse, Inc.
7.000% due 07/01/2022		4,000	3,760
MGM Resorts International
6.000% due 03/15/2023 (j)		5,000	5,437
6.625% due 12/15/2021		6,000	6,780
6.750% due 10/01/2020		4,000	4,500
7.750% due 03/15/2022		5,000	5,812
8.625% due 02/01/2019		750	849
Midas Intermediate Holdco LLC
7.875% due 10/01/2022		2,000	2,045
Modular Space Corp.
10.250% due 01/31/2019		3,000	1,275
Monitchem Holdco S.A.
6.875% due 06/15/2022	EUR	5,000	4,893
MPH Acquisition Holdings LLC
7.125% due 06/01/2024		$5,000	5,387
MSCI, Inc.
4.750% due 08/01/2026		1,100	1,117
NBTY, Inc.
7.625% due 05/15/2021		6,000	6,149
NCR Corp.
5.000% due 07/15/2022		2,000	2,055
Neiman Marcus Group Ltd. LLC
8.000% due 10/15/2021 (j)		4,000	3,340
Neiman Marcus Group Ltd. LLC (8.750% Cash or 9.500% PIK)
8.750% due 10/15/2021 (b)		2,000	1,590
New Look Secured Issuer PLC
6.500% due 07/01/2022	GBP	5,000	6,007
Newfield Exploration Co.
5.625% due 07/01/2024		$6,000	6,180
5.750% due 01/30/2022		1,500	1,556
Nexstar Escrow Corp.
5.625% due 08/01/2024		1,500	1,515
Noble Holding International Ltd.
3.950% due 03/15/2022		500	374
4.625% due 03/01/2021		2,000	1,605
4.900% due 08/01/2020		1,000	853
Novasep Holding S.A.S.
8.000% due 12/15/2016		1,725	1,544

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Novelis Corp.
5.875% due 09/30/2026		$3,000	$3,079
6.250% due 08/15/2024		2,000	2,130
NXP BV
4.125% due 06/01/2021		1,750	1,879
4.625% due 06/01/2023		1,750	1,918
Oasis Petroleum, Inc.
6.500% due 11/01/2021		1,000	960
6.875% due 03/15/2022 (j)		3,000	2,887
Open Text Corp.
5.875% due 06/01/2026		2,500	2,622
Pactiv LLC
7.950% due 12/15/2025		2,000	2,190
Party City Holdings, Inc.
6.125% due 08/15/2023		3,000	3,214
PDC Energy, Inc.
6.125% due 09/15/2024		1,000	1,043
Performance Food Group, Inc.
5.500% due 06/01/2024		1,000	1,035
Perstorp Holding AB
8.750% due 05/15/2017		3,500	3,501
11.000% due 08/15/2017		5,000	4,962
PetSmart, Inc.
7.125% due 03/15/2023		8,000	8,420
Pfleiderer GmbH
7.875% due 08/01/2019	EUR	5,750	6,721
Phosphorus Holdco PLC (10.000% Cash or 10.000% PIK)
10.000% due 04/01/2019 ^	GBP	2,000	117
Pinnacle Foods Finance LLC
4.875% due 05/01/2021		$3,064	3,160
5.875% due 01/15/2024		2,000	2,145
Pinnacle Operating Corp.
9.000% due 11/15/2020		1,000	700
Pizzaexpress Financing PLC
6.625% due 08/01/2021	GBP	1,000	1,269
8.625% due 08/01/2022		2,000	2,413
Platform Specialty Products Corp.
6.500% due 02/01/2022		$3,000	2,932
10.375% due 05/01/2021		2,000	2,165
Ply Gem Industries, Inc.
6.500% due 02/01/2022		10,500	10,854
Post Holdings, Inc.
6.000% due 12/15/2022		6,000	6,360
6.750% due 12/01/2021		5,000	5,388
7.750% due 03/15/2024		1,750	1,969
8.000% due 07/15/2025		1,250	1,437
PQ Corp.
6.750% due 11/15/2022		1,000	1,063
PRA Holdings, Inc.
9.500% due 10/01/2023		8,000	8,840
Precision Drilling Corp.
5.250% due 11/15/2024		1,000	820
6.500% due 12/15/2021		1,000	910
Premier Foods Finance PLC
6.500% due 03/15/2021	GBP	5,000	6,594
Prestige Brands, Inc.
5.375% due 12/15/2021		$2,000	2,080
6.375% due 03/01/2024		2,000	2,135
Prime Security Services Borrower LLC
9.250% due 05/15/2023		4,000	4,370
PSPC Escrow Corp.
6.000% due 02/01/2023	EUR	4,125	4,376
PVH Corp.
4.500% due 12/15/2022		$3,000	3,142
Quorum Health Corp.
11.625% due 04/15/2023		4,500	3,757
Range Resources Corp.
5.000% due 08/15/2022		3,000	3,000
5.000% due 03/15/2023		3,500	3,439
Regency Energy Partners LP
5.500% due 04/15/2023		3,750	3,876
Revlon Consumer Products Corp.
6.250% due 08/01/2024		1,000	1,035

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	77

Schedule of Investments PIMCO High Yield Spectrum Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Reynolds Group Issuer, Inc.
5.750% due 10/15/2020		$3,000	$3,097
7.000% due 07/15/2024		4,000	4,297
8.250% due 02/15/2021		6,000	6,261
9.875% due 08/15/2019		414	427
Rite Aid Corp.
6.125% due 04/01/2023		4,000	4,325
Riverbed Technology, Inc.
8.875% due 03/01/2023		3,750	4,027
Rivers Pittsburgh Borrower LP
6.125% due 08/15/2021		1,500	1,553
Rockies Express Pipeline LLC
5.625% due 04/15/2020		2,500	2,650
6.875% due 04/15/2040		1,250	1,294
Rowan Cos., Inc.
4.750% due 01/15/2024		2,000	1,640
4.875% due 06/01/2022		500	425
5.850% due 01/15/2044		1,250	872
Sabine Pass Liquefaction LLC
5.625% due 02/01/2021		2,000	2,138
5.625% due 04/15/2023		2,000	2,145
5.750% due 05/15/2024		7,500	8,109
5.875% due 06/30/2026		2,000	2,181
SAExploration Holdings, Inc. (10.000% Cash or 11.000% PIK)
10.000% due 04/14/2019 (b)		554	393
SBA Communications Corp.
5.625% due 10/01/2019		1,250	1,285
Schaeffler Finance BV
3.250% due 05/15/2025	EUR	4,000	4,872
4.750% due 05/15/2021		$2,000	2,076
Schaeffler Holding Finance BV (5.750% Cash or 6.50% PIK)
5.750% due 11/15/2021 (b)	EUR	795	976
Schaeffler Holding Finance BV (6.250% Cash or 6.250% PIK)
6.250% due 11/15/2019 (b)		$3,500	3,636
Schaeffler Holding Finance BV (6.750% Cash or 6.750% PIK)
6.750% due 11/15/2022 (b)		3,600	4,131
Schaeffler Holding Finance BV (6.875% Cash or 6.875% PIK)
6.875% due 08/15/2018 (b)	EUR	2,025	2,320
Schoeller Allibert Group BV
8.000% due 10/01/2021 (a)		3,000	3,370
Schumann SpA
7.000% due 07/31/2023		750	838
Scientific Games International, Inc.
6.250% due 09/01/2020		$1,900	1,473
10.000% due 12/01/2022		5,000	4,650
Sealed Air Corp.
5.125% due 12/01/2024		1,000	1,061
5.250% due 04/01/2023		2,000	2,140
Sensata Technologies BV
4.875% due 10/15/2023		2,500	2,609
5.000% due 10/01/2025		1,500	1,541
5.625% due 11/01/2024		1,500	1,590
Sensata Technologies UK Financing Co. PLC
6.250% due 02/15/2026		2,500	2,725
Sequa Corp.
7.000% due 12/15/2017		4,900	1,703
Serta Simmons Bedding LLC
8.125% due 10/01/2020		5,000	5,234
ServiceMaster Co. LLC
7.450% due 08/15/2027		5,000	5,340
SFR Group S.A.
5.625% due 05/15/2024	EUR	2,800	3,255
6.000% due 05/15/2022		$6,000	6,142
6.250% due 05/15/2024		5,000	4,986
7.375% due 05/01/2026		5,000	5,117
Shearer’s Foods LLC
9.000% due 11/01/2019		3,250	3,421
SIG Combibloc Holdings S.C.A.
7.750% due 02/15/2023	EUR	7,000	8,282

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Signode Industrial Group Lux S.A.
6.375% due 05/01/2022		$10,550	$10,735
Simmons Foods, Inc.
7.875% due 10/01/2021		5,000	5,000
SiTV LLC
10.375% due 07/01/2019		5,000	3,462
Smithfield Foods, Inc.
6.625% due 08/15/2022		3,750	3,984
Sophia LP
9.000% due 09/30/2023		6,000	6,330
Southwestern Energy Co.
4.100% due 03/15/2022		3,000	2,737
5.800% due 01/23/2020		3,000	3,007
6.700% due 01/23/2025		1,000	1,004
Spectrum Brands, Inc.
5.750% due 07/15/2025		2,000	2,170
6.625% due 11/15/2022		3,500	3,806
Springs Industries, Inc.
6.250% due 06/01/2021		4,000	4,160
Standard Industries, Inc.
5.375% due 11/15/2024		4,000	4,140
6.000% due 10/15/2025		3,000	3,225
Station Casinos LLC
7.500% due 03/01/2021		6,000	6,352
Steel Dynamics, Inc.
5.125% due 10/01/2021		1,000	1,044
6.125% due 08/15/2019		1,000	1,031
6.375% due 08/15/2022		250	264
Sterigenics-Nordion Holdings LLC
6.500% due 05/15/2023		5,000	5,212
Studio City Finance Ltd.
8.500% due 12/01/2020		2,000	2,070
Swissport Investments S.A.
6.750% due 12/15/2021	EUR	2,000	2,325
9.750% due 12/15/2022		1,500	1,713
Syniverse Holdings, Inc.
9.125% due 01/15/2019		$3,000	2,280
T-Mobile USA, Inc.
6.375% due 03/01/2025		1,500	1,635
6.500% due 01/15/2026		3,000	3,334
6.625% due 04/01/2023		2,500	2,694
6.731% due 04/28/2022		5,000	5,269
6.836% due 04/28/2023		2,500	2,697
TA MFG. Ltd.
3.625% due 04/15/2023	EUR	3,750	4,151
Teck Resources Ltd.
3.000% due 03/01/2019		$605	599
3.750% due 02/01/2023		3,250	2,990
4.500% due 01/15/2021		5,000	4,975
4.750% due 01/15/2022		500	490
6.125% due 10/01/2035		3,000	2,850
8.000% due 06/01/2021		2,000	2,193
8.500% due 06/01/2024 (j)		500	574
TEGNA, Inc.
4.875% due 09/15/2021		750	782
5.500% due 09/15/2024		1,000	1,036
Teine Energy Ltd.
6.875% due 09/30/2022		3,550	3,568
Tempur Sealy International, Inc.
5.500% due 06/15/2026		3,500	3,614
Tenet Healthcare Corp.
5.000% due 03/01/2019		4,000	3,950
6.750% due 06/15/2023		5,000	4,662
8.000% due 08/01/2020		2,000	2,025
8.125% due 04/01/2022		8,000	8,040
Terex Corp.
6.500% due 04/01/2020		2,000	2,060
TES Finance PLC
6.750% due 07/15/2020	GBP	1,500	1,518
Tesoro Logistics LP
6.250% due 10/15/2022		$2,500	2,681
TI Group Automotive Systems LLC
8.750% due 07/15/2023		4,000	4,370

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TMF Group Holding BV
9.875% due 12/01/2019	EUR	3,000	$3,596
TransDigm, Inc.
6.000% due 07/15/2022		$7,000	7,420
6.500% due 07/15/2024		10,000	10,575
6.500% due 05/15/2025		3,000	3,142
7.500% due 07/15/2021		1,000	1,061
Transocean, Inc.
9.000% due 07/15/2023		2,500	2,444
TreeHouse Foods, Inc.
6.000% due 02/15/2024		2,000	2,163
Triumph Group, Inc.
4.875% due 04/01/2021		2,000	1,918
Tronox Finance LLC
6.375% due 08/15/2020		3,500	3,246
7.500% due 03/15/2022		3,000	2,752
Tullow Oil PLC
6.000% due 11/01/2020		3,000	2,723
U.S. Concrete, Inc.
6.375% due 06/01/2024		2,500	2,600
U.S. Foods, Inc.
5.875% due 06/15/2024		2,250	2,351
United Rentals North America, Inc.
5.500% due 07/15/2025		4,000	4,115
7.625% due 04/15/2022		2,500	2,675
Unitymedia GmbH
3.750% due 01/15/2027	EUR	6,000	6,475
6.125% due 01/15/2025		$3,000	3,161
Unitymedia Hessen GmbH & Co. KG
4.000% due 01/15/2025	EUR	2,000	2,317
4.625% due 02/15/2026		1,000	1,196
5.000% due 01/15/2025		$2,000	2,035
Univar USA, Inc.
6.750% due 07/15/2023		3,500	3,622
Univision Communications, Inc.
5.125% due 05/15/2023		4,000	4,070
5.125% due 02/15/2025		5,000	5,050
6.750% due 09/15/2022		2,618	2,788
8.500% due 05/15/2021		736	762
UPC Holding BV
6.375% due 09/15/2022	EUR	2,000	2,390
6.750% due 03/15/2023	CHF	3,000	3,335
UPCB Finance Ltd.
5.375% due 01/15/2025		$4,000	4,039
USG Corp.
9.500% due 01/15/2018		3,796	4,141
Valeant Pharmaceuticals International, Inc.
4.500% due 05/15/2023	EUR	5,000	4,468
5.500% due 03/01/2023		$1,250	1,075
5.625% due 12/01/2021		5,000	4,487
6.125% due 04/15/2025		5,000	4,319
6.375% due 10/15/2020		3,000	2,827
6.750% due 08/15/2021		4,000	3,780
7.000% due 10/01/2020		1,500	1,470
7.250% due 07/15/2022		5,500	5,129
7.500% due 07/15/2021		2,000	1,943
Vander Intermediate Holding Corp. (9.750% Cash or 10.500% PIK)
9.750% due 02/01/2019 (b)		2,368	1,249
VeriSign, Inc.
4.625% due 05/01/2023		2,500	2,547
Verisure Holding AB
6.000% due 11/01/2022	EUR	2,900	3,526
Virgin Media Finance PLC
5.750% due 01/15/2025		$2,000	2,033
6.000% due 10/15/2024		3,000	3,116
6.375% due 10/15/2024	GBP	1,000	1,354
Virgin Media Secured Finance PLC
4.875% due 01/15/2027		2,000	2,609
5.250% due 01/15/2026		$2,500	2,550
5.500% due 01/15/2021	GBP	1,000	1,429
6.250% due 03/28/2029		1,000	1,391
Vizient, Inc.
10.375% due 03/01/2024		$4,000	4,600

78	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
VWR Funding, Inc.
4.625% due 04/15/2022	EUR	5,000	$5,763
Warren Resources, Inc.
9.000% due 08/01/2022 ^		$1,750	19
Watco Cos. LLC
6.375% due 04/01/2023		3,500	3,552
Wave Holdco LLC (8.250% Cash or 9.000% PIK)
8.250% due 07/15/2019 (b)		3,631	3,667
WaveDivision Escrow LLC
8.125% due 09/01/2020		5,000	5,194
Weatherford International Ltd.
4.500% due 04/15/2022 (j)		1,000	850
7.000% due 03/15/2038		1,500	1,110
7.750% due 06/15/2021 (j)		1,500	1,491
8.250% due 06/15/2023 (j)		2,500	2,481
Welltec A/S
8.000% due 02/01/2019		5,000	4,856
Whiting Petroleum Corp.
5.000% due 03/15/2019		3,000	2,917
5.750% due 03/15/2021 (j)		5,000	4,700
6.250% due 04/01/2023		2,000	1,840
Williams Cos., Inc.
4.550% due 06/24/2024		6,450	6,608
Wind Acquisition Finance S.A.
4.750% due 07/15/2020		1,000	1,018
7.000% due 04/23/2021	EUR	4,000	4,706
7.375% due 04/23/2021		$5,000	5,244
Wittur International Holding GmbH
8.500% due 02/15/2023	EUR	8,000	8,618
WPX Energy, Inc.
7.500% due 08/01/2020		$1,000	1,063
8.250% due 08/01/2023		1,500	1,623
Wynn Las Vegas LLC
5.375% due 03/15/2022		3,000	3,116
5.500% due 03/01/2025		4,000	4,045
XPO Logistics, Inc.
5.750% due 06/15/2021	EUR	5,500	6,325
Yum! Brands, Inc.
6.875% due 11/15/2037		$1,750	1,803
Zebra Technologies Corp.
7.250% due 10/15/2022		3,000	3,270
Zekelman Industries, Inc.
9.875% due 06/15/2023		6,000	6,345
ZF North America Capital, Inc.
4.750% due 04/29/2025		5,000	5,269
Zobele Holding SpA
7.875% due 02/01/2018	EUR	2,000	2,291

			1,568,188

UTILITIES 6.6%
AES Corp.
6.000% due 05/15/2026		$1,250	1,320
7.375% due 07/01/2021		2,000	2,300
8.000% due 06/01/2020		2,000	2,365
Alcatel-Lucent USA, Inc.
6.450% due 03/15/2029		2,000	2,223
Blue Racer Midstream LLC
6.125% due 11/15/2022		3,000	2,948
Calpine Corp.
5.375% due 01/15/2023		3,500	3,504
5.750% due 01/15/2025		3,000	2,970

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
EP Energy LLC
9.375% due 05/01/2020	$2,000	$1,430
Extraction Oil & Gas Holdings LLC
7.875% due 07/15/2021	4,875	5,082
Freeport-McMoran Oil & Gas LLC
6.500% due 11/15/2020	3,000	3,090
Frontier Communications Corp.
8.875% due 09/15/2020	2,000	2,165
10.500% due 09/15/2022	2,500	2,659
11.000% due 09/15/2025	2,000	2,093
Genesis Energy LP
6.750% due 08/01/2022	2,000	2,071
Holly Energy Partners LP
6.000% due 08/01/2024	750	780
Millicom International Cellular S.A.
6.625% due 10/15/2021	2,000	2,093
NRG Energy, Inc.
6.250% due 07/15/2022	4,000	4,080
6.250% due 05/01/2024	2,500	2,550
6.625% due 03/15/2023	1,000	1,015
6.625% due 01/15/2027	3,000	2,944
7.625% due 01/15/2018	1,157	1,238
7.875% due 05/15/2021	1,346	1,413
ONEOK, Inc.
4.250% due 02/01/2022	375	369
7.500% due 09/01/2023	2,000	2,245
Parsley Energy LLC
7.500% due 02/15/2022	5,000	5,337
Sprint Capital Corp.
6.900% due 05/01/2019	3,000	3,120
8.750% due 03/15/2032	7,000	7,201
Sprint Communications, Inc.
6.000% due 11/15/2022	8,000	7,530
7.000% due 08/15/2020	2,500	2,525
Sprint Corp.
7.125% due 06/15/2024	5,000	4,900
7.250% due 09/15/2021	6,750	6,817
7.625% due 02/15/2025	5,000	4,975
7.875% due 09/15/2023	9,000	9,135
Tallgrass Energy Partners LP
5.500% due 09/15/2024	2,000	2,020
Targa Resources Partners LP
4.125% due 11/15/2019	1,000	1,019
4.250% due 11/15/2023	4,000	3,885
5.250% due 05/01/2023	5,000	5,088
6.375% due 08/01/2022	500	520
Telecom Italia Capital S.A.
6.375% due 11/15/2033	5,000	5,112
Telecom Italia SpA
5.303% due 05/30/2024	7,000	7,183
TerraForm Power Operating LLC
9.375% due 02/01/2023	3,000	3,105

		134,419

Total Corporate Bonds & Notes (Cost $1,967,533)		1,924,388

	SHARES
COMMON STOCKS 0.1%

CONSUMER DISCRETIONARY 0.0%
Desarrolladora Homex S.A.B. de C.V. (c)	294,527	29

	SHARES	MARKET VALUE (000S)
ENERGY 0.1%
SAExploration Holdings, Inc. (c)	46,410	$382
Seventy Seven Energy, Inc. (c)(h)	32,746	617

		999

HEALTH CARE 0.0%
NVHL S.A. ‘A’ (c)(h)	21,410	39
NVHL S.A. ‘B’ (c)(h)	21,410	39
NVHL S.A. ‘C’ (c)(h)	21,410	39
NVHL S.A. ‘D’ (c)(h)	21,410	39
NVHL S.A. ‘E’ (c)(h)	21,410	39
NVHL S.A. ‘F’ (c)(h)	21,410	38
NVHL S.A. ‘G’ (c)(h)	21,410	38
NVHL S.A. ‘H’ (c)(h)	21,410	38
NVHL S.A. ‘I’ (c)(h)	21,410	38
NVHL S.A. ‘J’ (c)(h)	21,410	38

		385

Total Common Stocks (Cost $4,880)		1,413

SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (i) 0.0%
		414

	PRINCIPAL AMOUNT (000S)
U.S. TREASURY BILLS 0.3%
0.489% due 03/02/2017 - 03/16/2017 (d)(e)	$5,771	5,761

Total Short-Term Instruments (Cost $6,173)		6,175

Total Investments in Securities (Cost $1,987,485)		1,940,508

	SHARES
INVESTMENTS IN AFFILIATES 6.0%

SHORT-TERM INSTRUMENTS 6.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 6.0%
PIMCO Short-Term Floating NAV Portfolio III	12,417,684	122,761

Total Short-Term Instruments (Cost $122,767)		122,761

Total Investments in Affiliates (Cost $122,767)		122,761

Total Investments 100.7% (Cost $2,110,252)		$2,063,269

Financial Derivative Instruments (k) 0.1% (Cost or Premiums, net $0)		2,608

Other Assets and Liabilities, net (0.8)%		(17,253)

Net Assets 100.0%		$2,048,624

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Payment in-kind security.
(c)	Security did not produce income within the last twelve months.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	79

Schedule of Investments PIMCO High Yield Spectrum Fund (Cont.)

(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Security is subject to a forbearance agreement entered into by the Fund which forbears the Fund from taking action to, among other things, accelerate and collect payments on the subject note with respect to specified events of default.

(h)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
NVHL S.A. ‘A’	03/09/2012	$ 69	$39	0.01%
NVHL S.A. ‘B’	03/09/2012	69	39	0.01
NVHL S.A. ‘C’	03/09/2012	69	39	0.00
NVHL S.A. ‘D’	03/09/2012	69	39	0.00
NVHL S.A. ‘E’	03/09/2012	70	39	0.00
NVHL S.A. ‘F’	03/09/2012	70	38	0.00
NVHL S.A. ‘G’	03/09/2012	70	38	0.00
NVHL S.A. ‘H’	03/09/2012	70	38	0.00
NVHL S.A. ‘I’	03/09/2012	70	38	0.00
NVHL S.A. ‘J’	03/09/2012	70	38	0.00
Seventy Seven Energy, Inc.	10/24/2014	943	617	0.03

		$1,639	$1,002	0.05%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	09/30/2016	10/03/2016	$414	U.S. Treasury Bonds 8.000% due 11/15/2021 (2)	$(425)	$414	$414

Total Repurchase Agreements						$(425)	$414	$414

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (3)	Borrowing Date	Maturity Date		Amount Borrowed (3)	Payable for Reverse Repurchase Agreements
BCY	(6.250)%	09/28/2016	09/28/2017		$(440)	$(440)
	(5.500)	09/01/2016	TBD	(4)	(1,362)	(1,355)
	(4.500)	09/01/2016	TBD	(4)	(1,364)	(1,359)
	(3.625)	09/15/2016	TBD	(4)	(878)	(876)
	(2.250)	07/29/2016	TBD	(4)	(749)	(746)
	(1.250)	08/02/2016	TBD	(4)	(4,556)	(4,546)
	(0.500)	05/20/2016	TBD	(4)	(1,388)	(1,385)
	(0.500)	07/05/2016	07/05/2017		(2,421)	(2,418)
	(0.500)	08/02/2016	08/02/2017		(496)	(496)
	(0.500)	08/10/2016	08/10/2017		(799)	(798)
	(0.500)	08/19/2016	08/19/2017		(1,872)	(1,871)
	(0.250)	09/28/2016	TBD	(4)	(3,623)	(3,623)
FOB	(4.000)	07/19/2016	07/19/2017		(495)	(491)
RDR	(4.250)	08/31/2016	TBD	(4)	(937)	(933)
	(1.000)	02/09/2016	TBD	(4)	(1,464)	(1,454)
	(1.000)	02/18/2016	TBD	(4)	(4,882)	(4,851)
	(0.500)	06/27/2016	06/27/2017		(1,849)	(1,847)
	(0.250)	09/28/2016	09/28/2017		(2,145)	(2,145)

Total Reverse Repurchase Agreements						$(31,634)

(3)	The average amount of borrowings outstanding during the period ended September 30, 2016 was $(20,600) at a weighted average interest rate of (1.466)%.
(4)	Open maturity reverse repurchase agreement.

80	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2016:

(j)	Securities with an aggregate market value of $34,924 have been pledged as collateral under the terms of the following master agreements as of September 30, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure (5)
Global/Master Repurchase Agreement
BCY	$0	$(19,913)	$0	$(19,913)	$21,918	$2,005
FOB	0	(491)	0	(491)	496	5
RDR	0	(11,230)	0	(11,230)	11,622	392
SSB	414	0	0	414	(425)	(11)

Total Borrowings and Other Financing Transactions	$414	$(31,634)	$0

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(31,634)	$(31,634)

Total Borrowings	$0	$0	$0	$(31,634)	$(31,634)

Gross amount of recognized liabilities for reverse repurchase agreements					$(31,634)

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	10/2016		GBP	50,133	$		66,328	$1,348	$0
BPS	10/2016	$		65,909		GBP	50,660	0	(246)
	11/2016		GBP	50,660	$		65,942	240	0
GLM	10/2016		CHF	2,799			2,848	0	(33)
	10/2016	$		207,058		EUR	184,709	434	0
	11/2016		EUR	184,708	$		207,311	0	(461)
JPM	10/2016	$		1,246		EUR	1,104	0	(6)
MSB	10/2016		EUR	178,577	$		201,983	1,379	0
UAG	10/2016			7,236			8,074	0	(54)
	10/2016		GBP	527			690	7	0

Total Forward Foreign Currency Contracts								$3,408	$(800)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	81

Schedule of Investments PIMCO High Yield Spectrum Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2016:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure (1)
BOA	$1,348	$0	$0	$1,348	$0	$0	$0	$0	$1,348	$(1,320)	$28
BPS	240	0	0	240	(246)	0	0	(246)	(6)	0	(6)
GLM	434	0	0	434	(494)	0	0	(494)	(60)	0	(60)
JPM	0	0	0	0	(6)	0	0	(6)	(6)	0	(6)
MSB	1,379	0	0	1,379	0	0	0	0	1,379	(1,450)	(71)
UAG	7	0	0	7	(54)	0	0	(54)	(47)	0	(47)

Total Over the Counter	$3,408	$0	$0	$3,408	$(800)	$0	$0	$(800)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,408	$0	$3,408

Financial Derivative Instruments - Liabilities
Over the counter

Forward Foreign Currency Contracts	$0	$0	$0	$800	$0	$800

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$516	$0	$0	$0	$516

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(447)	$0	$(447)

	$0	$516	$0	$(447)	$0	$69

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(662)	$0	$0	$0	$(662)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$11,456	$0	$11,456

	$0	$(662)	$0	$11,456	$0	$10,794

82	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Investments in Securities, at Value
Bank Loan Obligations	$0	$5,059	$3,473	$8,532
Corporate Bonds & Notes
Banking & Finance	0	221,781	0	221,781
Industrials	1,685	1,566,503	0	1,568,188
Utilities	0	134,419	0	134,419
Common Stocks
Consumer Discretionary	29	0	0	29
Energy	999	0	0	999
Health Care	0	385	0	385
Short-Term Instruments
Repurchase Agreements	0	414	0	414
U.S. Treasury Bills	0	5,761	0	5,761

	$2,713	$1,934,322	$3,473	$1,940,508

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$122,761	$0	$0	$122,761

Total Investments	$125,474	$1,934,322	$3,473	$2,063,269

Financial Derivative Instruments - Assets
Over the counter	$0	$3,408	$0	$3,408

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(800)	$0	$(800)

Totals	$125,474	$1,936,930	$3,473	$2,065,877

There were no significant transfers between Levels 1, 2, or 3 during the period ended September 30, 2016.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	83

Schedule of Investments PIMCO Long-Term Credit Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 130.5%

BANK LOAN OBLIGATIONS 5.1%
Avago Technologies Cayman Ltd.
3.524% due 02/01/2023		$3,711	$3,760
AWAS Aviation Capital Ltd.
4.870% due 10/03/2021 (f)		12,636	12,889
Camelot Finance LP
TBD% due 09/07/2023		800	801
CPG International, Inc.
4.750% due 09/30/2020		2,011	2,017
Delos Finance SARL
3.588% due 03/06/2021		9,000	9,071
Delta Air Lines, Inc.
2.531% due 09/30/2019 (f)		20,145	20,127
2.792% due 05/09/2019 (f)		5,551	5,550
Energy Future Intermediate Holding Co. LLC
4.250% due 12/19/2016		30,342	30,468
Hail Corp.
4.703% due 07/15/2041		4,403	4,431
Las Vegas Sands LLC
3.250% due 12/19/2020		19,358	19,488
Manitowoc Foodservice, Inc.
5.750% due 03/03/2023		928	942
Nielsen Finance LLC
TBD% due 09/23/2023		400	402
Norwegian Air Shuttle
4.110% - 4.250% due 06/24/2026 (f)		16,707	16,683
5.860% - 6.110% due 06/24/2021 (f)		11,341	11,123
Pennon Group PLC
5.125% due 12/15/2020		3,462	3,422
Rise Ltd.
4.750% due 01/31/2021 (f)		4,082	4,034
T-Mobile USA, Inc.
3.500% due 11/09/2022		3,077	3,103
Texas Competitive Electric Holdings Co.
5.000% due 10/31/2017		8,200	8,261

Total Bank Loan Obligations (Cost $155,848)			156,572

CORPORATE BONDS & NOTES 69.7%

BANKING & FINANCE 25.9%
Allstate Corp.
6.500% due 05/15/2067		1,400	1,631
Ally Financial, Inc.
8.000% due 11/01/2031		900	1,114
American International Group, Inc.
3.875% due 01/15/2035		500	493
3.900% due 04/01/2026		700	742
4.375% due 01/15/2055		13,200	12,614
4.500% due 07/16/2044		5,000	5,126
4.700% due 07/10/2035		5,263	5,705
4.800% due 07/10/2045		8,591	9,150
American Tower Corp.
2.250% due 01/15/2022		1,400	1,399
3.125% due 01/15/2027		6,300	6,289
3.375% due 10/15/2026		3,500	3,557
AvalonBay Communities, Inc.
3.900% due 10/15/2046 (a)		7,100	7,050
Aviation Loan Trust
2.960% due 12/15/2022		1,934	1,771
Banco Bilbao Vizcaya Argentaria S.A.
7.000% due 02/19/2019 (e)	EUR	14,600	15,315
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (e)		4,000	4,651
Banco Santander S.A.
6.250% due 09/11/2021 (e)		7,800	7,879
Bank of America Corp.
3.300% due 01/11/2023		$575	597
3.875% due 08/01/2025		4,500	4,819

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.100% due 03/17/2025 (e)		$3,000	$3,127
6.300% due 03/10/2026 (e)		8,500	9,254
7.750% due 05/14/2038		7,700	11,220
Bank One Capital
8.750% due 09/01/2030		275	401
Barclays Bank PLC
7.625% due 11/21/2022		200	223
7.750% due 04/10/2023		8,490	8,904
Barclays PLC
3.650% due 03/16/2025		4,400	4,357
4.375% due 01/12/2026		4,100	4,250
7.875% due 09/15/2022 (e)	GBP	800	1,015
Berkshire Hathaway Finance Corp.
4.300% due 05/15/2043		$1,000	1,129
BGC Partners, Inc.
5.375% due 12/09/2019		10,775	11,476
Blackstone CQP Holdco LP
9.296% due 03/19/2019		13,093	13,256
BNP Paribas S.A.
7.375% due 08/19/2025 (e)		6,500	6,492
Cantor Fitzgerald LP
7.875% due 10/15/2019		6,030	6,710
Chubb INA Holdings, Inc.
4.350% due 11/03/2045		1,800	2,091
Citigroup, Inc.
3.400% due 05/01/2026		1,000	1,036
5.950% due 05/15/2025 (e)		7,725	7,890
6.250% due 08/15/2026 (e)		6,250	6,740
CoBank ACB
6.250% due 10/01/2026 (e)		3,700	4,057
Credit Agricole S.A.
7.875% due 01/23/2024 (e)		13,500	13,559
8.125% due 09/19/2033		200	217
Credit Suisse AG
6.500% due 08/08/2023		7,675	8,347
Credit Suisse Group AG
7.500% due 12/11/2023 (e)		5,300	5,405
Credit Suisse Group Funding Guernsey Ltd.
2.750% due 03/26/2020		2,000	2,009
Crown Castle International Corp.
5.250% due 01/15/2023		600	682
Depository Trust & Clearing Corp.
4.875% due 06/15/2020 (e)		8,250	8,537
Discover Bank
3.450% due 07/27/2026		2,000	2,017
Doctors Co.
6.500% due 10/15/2023		10,150	11,529
ERP Operating LP
4.500% due 06/01/2045		1,200	1,325
Essex Portfolio LP
3.375% due 04/15/2026		5,600	5,740
Exeter Finance Corp.
9.750% due 05/20/2019		6,300	5,988
Farmers Exchange Capital
5.454% due 10/15/2054		10,200	10,302
Fidelity National Financial, Inc.
5.500% due 09/01/2022		12,425	13,698
First American Financial Corp.
4.300% due 02/01/2023		900	926
First Republic Bank
4.375% due 08/01/2046		3,250	3,250
Flagstar Bancorp, Inc.
6.125% due 07/15/2021		6,100	6,220
FMR LLC
6.450% due 11/15/2039		4,500	5,926
GE Capital International Funding Co. Unlimited Co.
4.418% due 11/15/2035		28,015	31,566
Goldman Sachs Group, Inc.
3.750% due 02/25/2026		6,200	6,527
4.750% due 10/21/2045		13,300	15,025
6.450% due 05/01/2036		1,000	1,242

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Goodman Australia Industrial Fund Bond Issuer Pty. Ltd.
3.400% due 09/30/2026		$5,000	$5,032
Guardian Life Insurance Co. of America
7.375% due 09/30/2039		6,625	9,435
Host Hotels & Resorts LP
4.500% due 02/01/2026		1,900	2,005
HSBC Capital Funding LP
10.176% due 06/30/2030 (e)		5,600	8,503
HSBC Holdings PLC
3.600% due 05/25/2023		3,000	3,102
4.300% due 03/08/2026		19,100	20,505
6.000% due 09/29/2023 (e)	EUR	1,055	1,246
6.375% due 09/17/2024 (e)		$6,100	6,016
6.500% due 09/15/2037		300	386
6.800% due 06/01/2038		620	823
7.625% due 05/17/2032		1,800	2,451
Intesa Sanpaolo SpA
7.700% due 09/17/2025 (e)		1,500	1,314
Jefferies Finance LLC
7.375% due 04/01/2020		10,600	10,388
JPMorgan Chase & Co.
3.900% due 07/15/2025		10,150	10,963
6.100% due 10/01/2024 (e)		6,000	6,345
6.125% due 04/30/2024 (e)		14,200	15,039
7.900% due 04/30/2018 (e)		15,000	15,431
KBC Bank NV
8.000% due 01/25/2023		9,600	10,215
KGH Intermediate Holdco LLC
12.000% due 08/08/2019 (f)		4,180	4,060
Liberty Property LP
3.250% due 10/01/2026		2,000	2,021
Lincoln Finance Ltd.
6.875% due 04/15/2021	EUR	1,500	1,820
Lloyds Banking Group PLC
7.625% due 06/27/2023 (e)	GBP	3,537	4,699
7.875% due 06/27/2029 (e)		500	675
Manulife Financial Corp.
5.375% due 03/04/2046		$7,300	8,735
Marsh & McLennan Cos., Inc.
3.500% due 06/03/2024		5,400	5,725
Massachusetts Mutual Life Insurance Co.
8.875% due 06/01/2039		6,000	9,477
MetLife Capital Trust
7.875% due 12/15/2067		11,950	15,052
Morgan Stanley
4.000% due 07/23/2025		15,000	16,170
Nationwide Building Society
4.000% due 09/14/2026		1,600	1,598
Nationwide Mutual Insurance Co.
9.375% due 08/15/2039		2,500	3,973
Navient Corp.
5.625% due 08/01/2033		17,400	13,920
Neuberger Berman Group LLC
4.875% due 04/15/2045		1,700	1,462
Northwestern Mutual Life Insurance Co.
6.063% due 03/30/2040		7,000	9,067
Novo Banco S.A.
5.000% due 05/14/2019	EUR	1,800	1,395
5.000% due 05/21/2019		5,300	4,212
5.000% due 05/23/2019		5,000	3,960
Ohio National Life Insurance Co.
6.875% due 06/15/2042		$500	625
Pacific Life Insurance Co.
9.250% due 06/15/2039		14,605	22,840
Penn Mutual Life Insurance Co.
7.625% due 06/15/2040		1,000	1,316
PHH Corp.
6.375% due 08/15/2021		2,000	1,915
Pinnacol Assurance
8.625% due 06/25/2034 (f)		7,000	7,633
PNC Preferred Funding Trust
2.500% due 03/15/2017 (e)		12,750	12,240

84	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Prudential Financial, Inc.
5.200% due 03/15/2044		$5,000	$5,162
Rio Oil Finance Trust
9.250% due 07/06/2024		11,091	10,231
Royal Bank of Scotland Group PLC
3.875% due 09/12/2023		5,700	5,634
8.625% due 08/15/2021 (e)		2,685	2,651
Santander UK Group Holdings PLC
7.375% due 06/24/2022 (e)	GBP	600	770
SL Green Realty Corp.
4.500% due 12/01/2022		$2,800	2,919
Societe Generale S.A.
8.000% due 09/29/2025 (e)		3,000	2,985
Spirit Realty LP
4.450% due 09/15/2026		2,000	1,992
Standard Chartered PLC
7.500% due 04/02/2022 (e)		400	397
Stearns Holdings LLC
9.375% due 08/15/2020		2,600	2,535
Teachers Insurance & Annuity Association of America
4.375% due 09/15/2054		4,000	4,065
6.850% due 12/16/2039		4,395	5,999
UBS AG
7.625% due 08/17/2022		13,050	15,236
UBS Group Funding Jersey Ltd.
4.125% due 09/24/2025		6,600	6,934
UDR, Inc.
4.000% due 10/01/2025		600	649
Visa, Inc.
4.300% due 12/14/2045		9,900	11,502
Vonovia Finance BV
3.200% due 10/02/2017		200	202
Wachovia Capital Trust
5.570% due 10/31/2016 (e)		1,180	1,178
WEA Finance LLC
3.750% due 09/17/2024		1,400	1,475
Wells Fargo & Co.
3.550% due 09/29/2025		7,400	7,824
3.900% due 05/01/2045		17,400	17,996
5.375% due 11/02/2043		4,500	5,248
5.900% due 06/15/2024 (e)		3,000	3,112
7.980% due 03/15/2018 (e)		6,033	6,313
Wells Fargo Bank N.A.
6.600% due 01/15/2038		3,700	5,091
Welltower, Inc.
5.125% due 03/15/2043		2,300	2,554
6.500% due 03/15/2041		900	1,158
Weyerhaeuser Co.
6.950% due 10/01/2027		16,922	21,093
7.950% due 03/15/2025		200	257

			790,518

INDUSTRIALS 32.7%
AbbVie, Inc.
2.850% due 05/14/2023		200	203
4.300% due 05/14/2036		3,200	3,338
4.400% due 11/06/2042		2,739	2,868
4.450% due 05/14/2046		6,700	7,044
4.500% due 05/14/2035		1,200	1,285
4.700% due 05/14/2045		11,100	12,030
Actavis Funding SCS
4.550% due 03/15/2035		5,700	6,085
4.750% due 03/15/2045		16,610	18,280
4.850% due 06/15/2044		3,300	3,653
Actavis, Inc.
4.625% due 10/01/2042		3,000	3,216
ADT Corp.
4.875% due 07/15/2032		10,500	9,319
Aetna, Inc.
4.250% due 06/15/2036		10,000	10,416
Altice Luxembourg S.A.
7.750% due 05/15/2022		500	536

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
American Airlines Pass-Through Trust
3.200% due 12/15/2029	$2,900	$2,976
Amgen, Inc.
4.663% due 06/15/2051	23,753	25,584
Anadarko Holding Co.
7.150% due 05/15/2028	1,722	2,001
Anadarko Petroleum Corp.
4.500% due 07/15/2044	5,000	4,616
6.450% due 09/15/2036	1,100	1,291
6.600% due 03/15/2046	3,000	3,671
7.000% due 11/15/2027	600	671
Anheuser-Busch InBev Finance, Inc.
4.700% due 02/01/2036	10,000	11,546
4.900% due 02/01/2046	22,700	27,338
Anthem, Inc.
4.625% due 05/15/2042	4,000	4,341
Associated Materials LLC
9.125% due 11/01/2017	650	616
Biogen, Inc.
5.200% due 09/15/2045	3,200	3,788
BorgWarner, Inc.
4.375% due 03/15/2045	2,000	2,116
Braskem America Finance Co.
7.125% due 07/22/2041	6,800	7,234
Buckeye Partners LP
5.600% due 10/15/2044	800	833
Burlington Northern Santa Fe LLC
4.375% due 09/01/2042	22,000	24,797
4.550% due 09/01/2044	3,200	3,724
Canadian Pacific Railway Co.
4.800% due 09/15/2035	2,000	2,297
6.125% due 09/15/2115	6,100	7,590
CBS Corp.
4.600% due 01/15/2045	2,150	2,220
4.900% due 08/15/2044	7,700	8,234
Cemex S.A.B. de C.V.
5.700% due 01/11/2025	2,200	2,232
Cenovus Energy, Inc.
6.750% due 11/15/2039	200	217
Charter Communications Operating LLC
6.384% due 10/23/2035	800	947
6.484% due 10/23/2045	5,900	7,176
6.834% due 10/23/2055	22,555	27,285
Comcast Corp.
3.400% due 07/15/2046	5,500	5,363
6.950% due 08/15/2037	4,500	6,586
Cox Communications, Inc.
3.350% due 09/15/2026	5,000	5,030
4.700% due 12/15/2042	2,600	2,440
4.800% due 02/01/2035	4,800	4,780
8.375% due 03/01/2039	9,789	12,716
CSX Corp.
4.100% due 03/15/2044	1,200	1,285
4.750% due 05/30/2042	2,946	3,398
CVS Pass-Through Trust
7.507% due 01/10/2032	15,723	20,124
Diamond Finance Corp.
6.020% due 06/15/2026	3,000	3,297
8.100% due 07/15/2036	6,000	7,083
8.350% due 07/15/2046	9,800	11,775
Domtar Corp.
6.750% due 02/15/2044	1,600	1,802
Ecopetrol S.A.
7.375% due 09/18/2043	13,500	14,243
El Paso Natural Gas Co. LLC
8.375% due 06/15/2032	9,300	11,633
Endo Finance LLC
6.000% due 07/15/2023	2,550	2,333
Energy Transfer Partners LP
5.150% due 03/15/2045	6,500	6,056
6.125% due 12/15/2045	12,800	13,387
7.500% due 07/01/2038	14,004	16,132
Enterprise Products Operating LLC
4.450% due 02/15/2043	18,697	18,424

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.850% due 03/15/2044	$18,179	$19,009
5.950% due 02/01/2041	600	699
FedEx Corp.
4.550% due 04/01/2046	1,000	1,119
4.750% due 11/15/2045	5,800	6,646
5.100% due 01/15/2044	200	239
Georgia-Pacific LLC
8.875% due 05/15/2031	300	476
Harvest Operations Corp.
2.330% due 04/14/2021	2,805	2,822
HCA, Inc.
5.000% due 03/15/2024	2,700	2,869
Hess Corp.
5.800% due 04/01/2047	1,400	1,438
7.300% due 08/15/2031	3,060	3,640
Hiland Partners Holdings LLC
5.500% due 05/15/2022	4,945	5,146
7.250% due 10/01/2020	11,510	11,927
International Paper Co.
4.400% due 08/15/2047	16,600	16,680
5.150% due 05/15/2046	1,000	1,116
Kellogg Co.
4.500% due 04/01/2046	600	653
Kinder Morgan Energy Partners LP
6.950% due 01/15/2038	5,000	5,703
7.300% due 08/15/2033	25	29
7.400% due 03/15/2031	100	117
Kinder Morgan, Inc.
6.950% due 06/01/2028	3,795	3,992
7.420% due 02/15/2037	2,980	3,361
7.800% due 08/01/2031	3,500	4,279
8.050% due 10/15/2030	3,825	4,521
KLA-Tencor Corp.
4.650% due 11/01/2024	2,500	2,753
Kraft Heinz Foods Co.
4.375% due 06/01/2046	800	852
5.000% due 07/15/2035	2,000	2,321
5.200% due 07/15/2045	8,950	10,653
6.875% due 01/26/2039	3,500	4,884
Lockheed Martin Corp.
3.800% due 03/01/2045	1,200	1,232
4.700% due 05/15/2046	7,500	8,972
Lowe’s Cos., Inc.
3.700% due 04/15/2046	6,300	6,498
MCE Finance Ltd.
5.000% due 02/15/2021	2,000	2,015
5.000% due 02/15/2021 (h)	2,000	2,015
Medtronic, Inc.
4.375% due 03/15/2035	1,077	1,225
4.625% due 03/15/2045	9,750	11,512
Microsoft Corp.
4.450% due 11/03/2045	3,500	3,999
4.750% due 11/03/2055	4,000	4,647
Minerva Luxembourg S.A.
6.500% due 09/20/2026	1,000	987
Molson Coors Brewing Co.
4.200% due 07/15/2046	4,800	5,036
Motorola Solutions, Inc.
5.500% due 09/01/2044	5,000	4,890
National Fuel Gas Co.
5.200% due 07/15/2025	5,800	6,284
NBCUniversal Enterprise, Inc.
5.250% due 03/19/2021 (e)	11,000	11,770
NBCUniversal Media LLC
4.450% due 01/15/2043	8,100	9,153
5.950% due 04/01/2041	2,400	3,239
Newell Brands, Inc.
5.500% due 04/01/2046	1,100	1,341
Norfolk Southern Corp.
4.450% due 06/15/2045	4,500	5,063
4.650% due 01/15/2046	6,400	7,430
Norwegian Air Shuttle ASA
4.875% due 11/10/2029	2,000	2,001

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	85

Schedule of Investments PIMCO Long-Term Credit Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NXP BV
3.875% due 09/01/2022		$8,500	$8,925
ONEOK Partners LP
6.650% due 10/01/2036		14,735	16,402
Oracle Corp.
3.850% due 07/15/2036		9,900	10,323
4.000% due 07/15/2046		9,000	9,349
Pfizer, Inc.
5.600% due 09/15/2040		3,000	3,949
7.200% due 03/15/2039		300	461
Philip Morris International, Inc.
3.875% due 08/21/2042		2,600	2,707
4.250% due 11/10/2044		10,000	11,157
Pioneer Natural Resources Co.
7.200% due 01/15/2028		17,016	21,242
Pride International, Inc.
7.875% due 08/15/2040		4,100	3,085
QUALCOMM, Inc.
4.650% due 05/20/2035		3,700	3,987
4.800% due 05/20/2045		4,000	4,388
QVC, Inc.
4.450% due 02/15/2025		2,615	2,594
5.450% due 08/15/2034		900	837
Reynolds American, Inc.
7.250% due 06/15/2037		660	909
SABMiller Holdings, Inc.
4.950% due 01/15/2042		5,600	6,572
SFR Group S.A.
7.375% due 05/01/2026		7,900	8,085
Southern Co.
4.250% due 07/01/2036		1,600	1,707
4.400% due 07/01/2046		5,800	6,301
Southern Natural Gas Co. LLC
7.350% due 02/15/2031		1,400	1,674
Spectra Energy Partners LP
4.500% due 03/15/2045		375	378
Statoil ASA
5.100% due 08/17/2040		3,000	3,605
Stryker Corp.
4.625% due 03/15/2046		5,000	5,637
Studio City Finance Ltd.
8.500% due 12/01/2020		3,400	3,519
Tennessee Gas Pipeline Co. LLC
8.375% due 06/15/2032		1,275	1,596
Texas Eastern Transmission LP
7.000% due 07/15/2032		1,000	1,254
Thermo Fisher Scientific, Inc.
5.300% due 02/01/2044		900	1,079
Time Warner Cable LLC
5.250% due 07/15/2042	GBP	800	1,232
5.500% due 09/01/2041		$3,225	3,462
5.875% due 11/15/2040		2,641	2,949
6.550% due 05/01/2037		1,400	1,668
6.750% due 06/15/2039		4,859	5,941
7.300% due 07/01/2038		6,900	8,873
Time Warner, Inc.
4.850% due 07/15/2045		10,000	11,251
4.900% due 06/15/2042		3,700	4,164
6.200% due 03/15/2040		5,275	6,705
6.500% due 11/15/2036		500	650
Transocean, Inc.
9.000% due 07/15/2023		3,000	2,933
Tyson Foods, Inc.
4.875% due 08/15/2034		2,700	3,003
U.S. Airways Pass-Through Trust
8.000% due 04/01/2021		795	881
United Airlines Pass-Through Trust
3.100% due 01/07/2030		10,500	10,750
4.300% due 02/15/2027		62	68
UnitedHealth Group, Inc.
4.625% due 07/15/2035		9,358	10,910
4.750% due 07/15/2045		12,240	14,753

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Valeant Pharmaceuticals International, Inc.
5.375% due 03/15/2020	$10,400	$9,672
6.375% due 10/15/2020	2,200	2,074
Viacom, Inc.
4.375% due 03/15/2043	11,924	11,033
5.250% due 04/01/2044	1,550	1,635
5.850% due 09/01/2043	13,778	15,630
Virgin Australia Trust
5.000% due 04/23/2025	3,443	3,576
Votorantim Cimentos S.A.
7.250% due 04/05/2041	500	490
Western Gas Partners LP
4.650% due 07/01/2026	300	311
5.450% due 04/01/2044	6,027	6,155
Westmoreland Coal Co.
8.750% due 01/01/2022	4,500	3,555
Whole Foods Market, Inc.
5.200% due 12/03/2025	2,650	2,885
Williams Cos., Inc.
8.750% due 03/15/2032	2,416	3,008
Williams Partners LP
4.900% due 01/15/2045	13,500	12,911
5.100% due 09/15/2045	3,300	3,239
5.400% due 03/04/2044	2,500	2,505
6.300% due 04/15/2040	500	553
Wynn Las Vegas LLC
5.500% due 03/01/2025	2,250	2,275
Wynn Macau Ltd.
5.250% due 10/15/2021	20,810	21,122
XPO Logistics, Inc.
6.500% due 06/15/2022 (h)	5,000	5,244
Yellowstone Energy LP
5.750% due 12/31/2026	1,638	1,711
Zimmer Biomet Holdings, Inc.
4.250% due 08/15/2035	900	918
4.450% due 08/15/2045	8,700	8,968

		1,000,139

UTILITIES 11.1%
AT&T, Inc.
4.300% due 12/15/2042	8,813	8,748
4.350% due 06/15/2045	10,243	10,135
4.500% due 03/09/2048	42,077	42,495
4.800% due 06/15/2044	1,300	1,373
British Telecommunications PLC
9.375% due 12/15/2030	2,300	3,735
Bruce Mansfield Unit Pass-Through Trust
6.850% due 06/01/2034	3,507	1,793
Duke Energy Corp.
3.750% due 09/01/2046	5,550	5,421
E.ON International Finance BV
6.650% due 04/30/2038	600	759
Electricite de France S.A.
4.950% due 10/13/2045	8,600	9,352
Emera U.S. Finance LP
4.750% due 06/15/2046	2,500	2,698
Emera, Inc.
6.750% due 06/15/2076	1,000	1,077
Exelon Corp.
4.450% due 04/15/2046	5,100	5,516
Exelon Generation Co. LLC
6.250% due 10/01/2039	6,100	6,823
FirstEnergy Transmission LLC
5.450% due 07/15/2044	6,330	7,115
Illinois Power Generating Co.
6.300% due 04/01/2020	725	294
Indiana Michigan Power Co.
4.550% due 03/15/2046	400	453
Jersey Central Power & Light Co.
6.150% due 06/01/2037	250	302
Koninklijke KPN NV
8.375% due 10/01/2030	4,100	5,750

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MidAmerican Energy Co.
4.250% due 05/01/2046	$3,450	$3,968
Monongahela Power Co.
5.400% due 12/15/2043	4,224	5,368
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022	1,725	543
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023 (f)	4,703	917
6.750% due 10/01/2023 (f)	1,454	284
Orange S.A.
9.000% due 03/01/2031	685	1,096
Pacific Gas & Electric Co.
4.250% due 03/15/2046	6,200	7,018
Parsley Energy LLC
7.500% due 02/15/2022	500	534
Petrobras Global Finance BV
8.375% due 05/23/2021	6,950	7,632
Petroleos Mexicanos
5.500% due 06/27/2044	20,900	18,223
5.625% due 01/23/2046	18,200	15,984
6.375% due 01/23/2045	5,200	4,992
Piedmont Natural Gas Co., Inc.
3.640% due 11/01/2046	1,000	999
Plains All American Pipeline LP
4.700% due 06/15/2044	6,800	6,014
4.900% due 02/15/2045	4,000	3,687
5.150% due 06/01/2042	4,300	4,050
Saudi Electricity Global Sukuk Co.
5.500% due 04/08/2044	5,100	5,190
Shell International Finance BV
3.625% due 08/21/2042	1,000	972
3.750% due 09/12/2046	2,500	2,484
4.375% due 05/11/2045	1,925	2,084
Southern California Gas Co.
3.750% due 09/15/2042	1,200	1,281
Southwestern Electric Power Co.
6.200% due 03/15/2040	2,500	3,231
Sprint Capital Corp.
6.875% due 11/15/2028	2,000	1,893
6.900% due 05/01/2019	3,700	3,848
Telecom Italia Capital S.A.
7.721% due 06/04/2038	2,000	2,200
Terraform Global Operating LLC
13.750% due 08/15/2022 (h)	400	414
Verizon Communications, Inc.
4.672% due 03/15/2055	78,103	82,535
5.012% due 08/21/2054	34,666	38,557

		339,837

Total Corporate Bonds & Notes (Cost $2,029,718)		2,130,494

MUNICIPAL BONDS & NOTES 7.0%

CALIFORNIA 2.5%
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2009
6.263% due 04/01/2049	6,600	10,103
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
7.043% due 04/01/2050	9,100	14,563
California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049	2,300	3,227
California State Public Works Board Revenue Bonds, (BABs), Series 2010
7.804% due 03/01/2035	2,600	3,707
California State University Revenue Bonds, (BABs), Series 2010
6.484% due 11/01/2041	700	962
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	5,000	6,944
7.618% due 08/01/2040	4,500	7,021

86	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Los Angeles Department of Water & Power, California Revenue Bonds, (BABs), Series 2010
5.716% due 07/01/2039	$1,100	$1,468
Los Angeles Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034	6,200	8,999
Los Angeles Unified School District, California General Obligation Bonds, Series 2010
5.981% due 05/01/2027	1,700	2,218
Regents of the University of California Medical Center Pooled Revenue Bonds, (BABs), Series 2009
6.583% due 05/15/2049	400	574
Regents of the University of California Medical Center Pooled Revenue Bonds, (BABs), Series 2010
6.548% due 05/15/2048	5,050	7,300
Riverside, California Sewer Revenue Bonds, (BABs), Series 2009
7.200% due 08/01/2039	2,500	2,831
Sacramento Municipal Utility District, California Revenue Bonds, (BABs), Series 2009
6.322% due 05/15/2036	300	392
University of California Revenue Bonds, (BABs), Series 2010
6.296% due 05/15/2050	200	245
Upland Community Facilities District, California Special Tax Bonds, Series 2012
3.875% due 09/01/2024	1,815	1,985
4.250% due 09/01/2028	2,450	2,648
5.000% due 09/01/2031	325	362
5.000% due 09/01/2034	1,000	1,107

		76,656

FLORIDA 0.2%
Florida State Turnpike Enterprise Revenue Bonds, (BABs), Series 2009
6.800% due 07/01/2039	4,000	4,513

GEORGIA 0.5%
Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.655% due 04/01/2057	10,200	13,725

ILLINOIS 0.3%
Chicago, Illinois General Obligation Bonds, Series 2009
6.050% due 01/01/2029	1,600	1,667
Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	4,800	5,167
Illinois Municipal Electric Agency Revenue Bonds, (BABs), Series 2009
6.832% due 02/01/2035	2,000	2,512

		9,346

INDIANA 0.0%
Indiana Finance Authority Revenue Bonds, (BABs), Series 2009
6.596% due 02/01/2039	800	1,111

NEW JERSEY 0.0%
New Jersey Transportation Trust Fund Authority Revenue Bonds, (BABs), Series 2009
6.875% due 12/15/2039	900	985

NEW YORK 1.0%
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2009
7.336% due 11/15/2039	400	636
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
6.089% due 11/15/2040	3,300	4,530

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2010
5.267% due 05/01/2027	$13,200	$16,369
Port Authority of New York & New Jersey Revenue Bonds, Series 2014
5.310% due 08/01/2046	8,400	9,540

		31,075

OHIO 0.7%
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
6.270% due 02/15/2050	6,495	8,583
7.834% due 02/15/2041	4,990	7,689
8.084% due 02/15/2050	1,000	1,669
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.875% due 06/01/2047	4,900	4,807

		22,748

PENNSYLVANIA 0.6%
Pennsylvania Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
6.532% due 06/15/2039	11,500	14,428
Pennsylvania Turnpike Commission Revenue Bonds, (BABs), Series 2009
6.105% due 12/01/2039	2,750	3,782

		18,210

TENNESSEE 0.1%
Tennessee State School Bond Authority Revenue Bonds, Series 2010
4.848% due 09/15/2027	3,610	4,336

TEXAS 0.9%
Dallas Convention Center Hotel Development Corp., Texas Revenue Bonds, (BABs), Series 2009
7.088% due 01/01/2042	4,000	5,678
North Texas Tollway Authority Revenue Bonds, (BABs), Series 2009
6.718% due 01/01/2049	7,000	10,862
Texas Transportation Commission State Highway Fund Revenue Bonds, Series 2010
5.178% due 04/01/2030	8,400	10,728

		27,268

VIRGINIA 0.1%
Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	3,200	2,758

WASHINGTON 0.1%
Washington State Convention Center Public Facilities District Revenue Bonds, (BABs), Series 2010
6.790% due 07/01/2040	1,100	1,493

Total Municipal Bonds & Notes (Cost $165,901)		214,224

U.S. GOVERNMENT AGENCIES 5.9%
Fannie Mae, TBA
3.000% due 12/01/2046	14,400	14,908
3.500% due 11/01/2046	141,200	148,848
4.000% due 10/01/2046 - 11/01/2046	15,400	16,534

Total U.S. Government Agencies (Cost $180,063)		180,290

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 37.2%
U.S. Treasury Bonds
2.500% due 02/15/2045 (h)(j)(l)		$86,860	$90,066
2.500% due 02/15/2046		10,479	10,868
2.500% due 05/15/2046 (h)		172,161	178,772
2.750% due 08/15/2042 (h)		146,275	159,897
2.750% due 11/15/2042 (h)(j)(l)		97,900	106,917
3.000% due 11/15/2044 (h)(j)(l)		82,400	94,274
3.000% due 05/15/2045 (h)		84,175	96,292
4.625% due 02/15/2040 (j)(l)		11,750	16,996
U.S. Treasury Inflation Protected Securities (d)
0.375% due 07/15/2025 (j)		15,526	16,066
U.S. Treasury Notes
0.625% due 12/31/2016 (l)		16	16
1.625% due 02/15/2026 (h)		38,000	38,100
2.000% due 08/15/2025 (h)(j)(l)		274,100	283,892
2.250% due 11/15/2025 (h)(j)(l)		42,485	44,881

Total U.S. Treasury Obligations (Cost $1,069,371)			1,137,037

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.6%
Banc of America Funding Trust
5.500% due 01/25/2036		315	321
5.750% due 03/25/2036		441	447
Bear Stearns Adjustable Rate Mortgage Trust
3.125% due 11/25/2034		1,775	1,707
Bear Stearns ALT-A Trust
3.106% due 11/25/2034		87	83
Bear Stearns Commercial Mortgage Securities Trust
5.700% due 06/11/2050		5,751	5,924
Berica Residential MBS SRL
0.000% due 03/31/2048	EUR	6,842	7,632
Chase Mortgage Finance Trust
4.408% due 12/25/2037 ^		$627	600
Citigroup Mortgage Loan Trust, Inc.
0.765% due 11/25/2036		2,614	2,354
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.322% due 12/11/2049		1,117	1,122
Countrywide Alternative Loan Trust
0.855% due 09/25/2035		925	694
Countrywide Home Loan Mortgage Pass-Through Trust
3.043% due 04/20/2035		28	28
5.500% due 03/25/2035		380	390
Deutsche ALT-A Securities, Inc.
0.665% due 07/25/2047		386	321
GSMPS Mortgage Loan Trust
0.875% due 03/25/2035		1,443	1,253
Homestar Mortgage Acceptance Corp.
0.975% due 07/25/2034		65	64
IndyMac Mortgage Loan Trust
0.825% due 07/25/2035		705	607
JPMorgan Chase Commercial Mortgage Securities Trust
5.440% due 06/12/2047		2,131	2,142
JPMorgan Mortgage Trust
2.503% due 11/25/2033		26	25
Merrill Lynch Mortgage Investors Trust
2.228% due 10/25/2035		74	72
2.762% due 05/25/2033		17	17
Morgan Stanley Capital Trust
5.692% due 04/15/2049		1,395	1,410
Morgan Stanley Re-REMIC Trust
5.500% due 08/26/2047		296	297
Mortgages PLC
0.954% due 10/31/2038	GBP	3,021	3,712
NAAC Reperforming Loan REMIC Trust Certificates
0.975% due 02/25/2035 ^		$2,049	1,695
Nomura Asset Acceptance Corp. Alternative Loan Trust
1.594% due 02/25/2035		1,800	1,617
3.616% due 08/25/2035		919	896
OBP Depositor LLC Trust
4.646% due 07/15/2045		3,000	3,272

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	87

Schedule of Investments PIMCO Long-Term Credit Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Residential Accredit Loans, Inc. Trust
3.220% due 03/25/2035 ^	$918	$794
3.339% due 02/25/2035 ^	1,388	1,134
5.750% due 01/25/2034	4,356	4,429
Residential Funding Mortgage Securities, Inc. Trust
3.467% due 02/25/2036 ^	847	773
Sequoia Mortgage Trust
1.421% due 05/20/2034	1,370	1,319
Structured Adjustable Rate Mortgage Loan Trust
2.972% due 03/25/2034	37	37
WaMu Mortgage Pass-Through Certificates Trust
0.965% due 07/25/2044	682	639
1.557% due 11/25/2041	318	299
Wells Fargo Mortgage-Backed Securities Trust
2.678% due 12/25/2033	35	35
2.841% due 01/25/2035	1,020	1,015
2.859% due 01/25/2035	79	79

Total Non-Agency Mortgage-Backed Securities (Cost $48,368)		49,255

ASSET-BACKED SECURITIES 1.9%
ACE Securities Corp. Home Equity Loan Trust
1.320% due 01/25/2035	1,469	1,380
AIM Aviation Finance Ltd.
4.213% due 02/15/2040	4,523	4,556
Aircraft Certificate Owner Trust
7.001% due 09/20/2022	15,129	16,055
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.975% due 07/25/2035	2,200	2,042
1.395% due 07/25/2034	642	592
Asset-Backed Securities Corp. Home Equity Loan Trust
1.485% due 07/25/2035	2,000	1,867
Bayview Financial Acquisition Trust
6.101% due 05/28/2037	53	54
Bear Stearns Asset-Backed Securities Trust
0.945% due 12/25/2035	2,000	1,786
1.264% due 01/25/2034	8	8
Countrywide Asset-Backed Certificates Trust
1.125% due 08/25/2035	126	126
Eagle Ltd.
2.570% due 12/15/2039	1,350	1,336
ECAF Ltd.
4.947% due 06/15/2040	3,469	3,433
First Franklin Mortgage Loan Trust
1.015% due 09/25/2035	2,786	2,748
1.245% due 05/25/2035	1,000	987
Home Equity Asset Trust
1.575% due 07/25/2035	2,200	2,181
IXIS Real Estate Capital Trust
1.305% due 06/25/2035	211	212

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Lehman XS Trust
1.325% due 10/25/2035		$558	$544
Merrill Lynch Mortgage Investors Trust
0.745% due 08/25/2036		1,000	992
Morgan Stanley ABS Capital, Inc. Trust
0.845% due 11/25/2035		1,431	1,420
Morgan Stanley Home Equity Loan Trust
1.230% due 08/25/2035		999	980
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.025% due 07/25/2035		2,546	2,529
RAAC Trust
0.904% due 10/25/2046		164	148
1.005% due 03/25/2037		2,064	2,014
Residential Asset Mortgage Products Trust
0.775% due 08/25/2046		1,800	1,598
Residential Asset Securities Corp. Trust
0.985% due 10/25/2035		354	339
Saxon Asset Securities Trust
1.319% due 03/25/2035 ^		1,325	1,224
SLM Student Loan Trust
2.215% due 04/25/2023		7,878	7,903

Total Asset-Backed Securities (Cost $55,963)			59,054

SOVEREIGN ISSUES 1.0%
Brazil Government International Bond
5.000% due 01/27/2045		20,710	18,846
Mexico Government International Bond
4.600% due 01/23/2046		6,075	6,204
Poland Government International Bond
2.500% due 07/25/2026	PLN	17,400	4,397
3.250% due 07/25/2025		2,700	729
Republic of Greece Government International Bond
3.800% due 08/08/2017	JPY	75,000	719
4.500% due 07/03/2017		30,000	291

Total Sovereign Issues (Cost $32,264)			31,186

		SHARES
PREFERRED SECURITIES 0.8%

BANKING & FINANCE 0.4%
AgriBank FCB
6.875% due 01/01/2024 (e)		40,000	4,313
Reinsurance Group of America, Inc.
6.200% due 09/15/2042		110,000	3,159
State Street Corp.
5.900% due 03/15/2024 (e)		188,900	5,250

			12,722

	SHARES	MARKET VALUE (000S)
UTILITIES 0.4%
Entergy Arkansas, Inc.
4.750% due 06/01/2063	39,925	$1,024
Entergy Texas, Inc.
5.625% due 06/01/2064	142,184	3,974
SCE Trust
5.625% due 06/15/2017 (e)	18,000	463
5.750% due 03/15/2024 (e)	161,000	4,948

		10,409

Total Preferred Securities (Cost $20,266)		23,131

SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (g) 0.2%
		4,742

	PRINCIPAL AMOUNT (000S)
U.S. TREASURY BILLS 0.1%
0.483% due 03/02/2017 - 03/16/2017 (b)(c)(j)(l)	$3,605	3,599

Total Short-Term Instruments (Cost $8,340)		8,341

Total Investments in Securities (Cost $3,766,102)		3,989,584

	SHARES
INVESTMENTS IN AFFILIATES 1.9%

SHORT-TERM INSTRUMENTS 1.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.9%
PIMCO Short-Term Floating NAV Portfolio III	5,984,666	59,164

Total Short-Term Instruments (Cost $59,166)		59,164

Total Investments in Affiliates (Cost $59,166)		59,164

Total Investments 132.4% (Cost $3,825,268)		$4,048,748

Financial Derivative Instruments (i)(k) 0.1% (Cost or Premiums, net $(12,415))		4,464

Other Assets and Liabilities, net (32.5)%		(994,719)

Net Assets 100.0%		$3,058,493

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(f)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AWAS Aviation Capital Ltd.	4.870%	10/03/2021	10/02/2014	$ 12,636	$12,889	0.42%
Delta Air Lines, Inc.	2.531	09/30/2019	09/29/2014	20,145	20,127	0.66
Delta Air Lines, Inc.	2.792	05/09/2019	05/05/2014	5,551	5,550	0.18

88	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
KGH Intermediate Holdco LLC	12.000%	08/08/2019	08/07/2014	$ 4,128	$4,060	0.13%
Norwegian Air Shuttle	4.110 - 4.250	06/24/2026	06/25/2014 - 09/08/2014	16,707	16,683	0.55
Norwegian Air Shuttle	5.860 - 6.110	06/24/2021	06/25/2014	11,341	11,123	0.36
Odebrecht Offshore Drilling Finance Ltd.	6.625	10/01/2023	12/08/2014 - 01/16/2015	4,356	917	0.03
Odebrecht Offshore Drilling Finance Ltd.	6.750	10/01/2023	02/09/2015	1,130	284	0.01
Pinnacol Assurance	8.625	06/25/2034	06/23/2014	7,000	7,633	0.25
Rise Ltd.	4.750	01/31/2021	02/11/2014	4,102	4,034	0.13

				$ 87,096	$83,300	2.72%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	09/30/2016	10/03/2016	$4,742	U.S. Treasury Notes 2.125% due 08/15/2021 (2)	$(4,838)	$4,742	$4,742

Total Repurchase Agreements						$(4,838)	$4,742	$4,742

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (3)	Borrowing Date	Maturity Date		Amount Borrowed (3)	Payable for Reverse Repurchase Agreements
BCY	(0.250)%	09/07/2016	TBD	(4)	$(369)	$(369)
	0.000	05/05/2016	TBD	(4)	(4,500)	(4,500)
BOS	0.510	08/04/2016	10/14/2016		(47,250)	(47,290)
BSN	0.610	08/08/2016	10/28/2016		(22,275)	(22,297)
JML	(1.500)	07/28/2016	TBD	(4)	(1,556)	(1,551)
NXN	0.540	07/12/2016	10/12/2016		(123,301)	(123,455)
	0.540	08/03/2016	10/12/2016		(24,942)	(24,965)
	0.550	07/14/2016	10/14/2016		(115,693)	(115,836)
	0.550	07/15/2016	10/17/2016		(11,650)	(11,664)
	0.550	07/19/2016	10/19/2016		(55,563)	(55,627)
	0.560	08/04/2016	10/13/2016		(119,805)	(119,917)
	0.570	08/09/2016	11/09/2016		(169,413)	(169,560)
	0.570	08/23/2016	10/24/2016		(58,563)	(58,601)
	0.570	09/13/2016	10/24/2016		(42,700)	(42,714)
SCX	0.610	07/15/2016	10/17/2016		(33,908)	(33,954)
	0.610	09/13/2016	10/03/2016		(12,036)	(12,040)

Total Reverse Repurchase Agreements						$(844,340)

(3)

The average amount of borrowings outstanding during the period ended September 30, 2016 was $(944,029) at a weighted average interest rate of 0.497%. Average borrowings includes sale-buyback transactions, of which there were none open at period end.

(4)	Open maturity reverse repurchase agreement.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2016:

(h)	Securities with an aggregate market value of $835,305 have been pledged as collateral under the terms of the following master agreements as of September 30, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure (5)
Global/Master Repurchase Agreement
BCY	$0	$(4,869)	$0	$(4,869)	$5,379	$510
BOS	0	(47,290)	0	(47,290)	46,447	(843)
BSN	0	(22,297)	0	(22,297)	21,852	(445)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	89

Schedule of Investments PIMCO Long-Term Credit Fund (Cont.)

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure (5)
JML	$0	$(1,551)	$0	$(1,551)	$1,512	$(39)
JPS	0	0	0	0	(89)	(89)
NXN	0	(722,339)	0	(722,339)	714,229	(8,110)
SCX	0	(45,994)	0	(45,994)	45,327	(667)
SSB	4,742	0	0	4,742	(4,838)	(96)

Total Borrowings and Other Financing Transactions	$4,742	$(844,340)	$0

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(6,420)	$(6,420)
U.S. Treasury Obligations	0	(668,360)	(169,560)	0	(837,920)

Total Borrowings	$0	$(668,360)	$(169,560)	$(6,420)	$(844,340)

Gross amount of recognized liabilities for reverse repurchase agreements					$(844,340)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2016	1,657	$(410)	$21	$0
90-Day Eurodollar December Futures	Short	12/2017	2,332	202	116	0
90-Day Eurodollar June Futures	Short	06/2017	748	(148)	19	0
90-Day Eurodollar March Futures	Short	03/2017	157	71	2	0
90-Day Eurodollar September Futures	Short	09/2017	588	(171)	22	0

Total Futures Contracts				$(456)	$180	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION (1)

Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2016	Notional Amount (2)	Market Value (3)		Unrealized Appreciation	Variation Margin
								Asset	Liability
Berkshire Hathaway, Inc.	1.000%	12/20/2020	0.657%	$3,900	$	56	$131	$5	$0
Berkshire Hathaway, Inc.	1.000	12/20/2021	0.859	19,600		152	14	8	0
Hess Corp.	1.000	06/20/2021	2.082	2,000		(96)	36	7	0
MetLife, Inc.	1.000	12/20/2021	1.230	14,400		(156)	47	11	0
Prudential Financial, Inc.	1.000	06/20/2021	1.027	5,300		(1)	14	3	0

					$	(45)	$242	$34	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.EM-25 5-Year Index	1.000%	06/20/2021	$60,700	$(3,692)	$472	$176	$0
CDX.EM-26 5-Year Index	1.000	12/20/2021	41,100	(2,632)	87	113	0
CDX.HY-25 5-Year Index	5.000	12/20/2020	255,420	15,270	10,744	1,538	0
CDX.HY-26 5-Year Index	5.000	06/20/2021	91,600	4,867	1,318	543	0
CDX.IG-25 5-Year Index	1.000	12/20/2020	50,000	657	773	69	0
CDX.IG-26 5-Year Index	1.000	06/20/2021	177,700	2,583	596	277	0
CDX.IG-27 5-Year Index	1.000	12/20/2021	241,400	3,084	293	331	0

				$20,137	$14,283	$3,047	$0

90	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR *	2.250%	03/16/2019	$	306,800	$(7,171)	$(6,850)	$149	$0
Receive	3-Month USD-LIBOR *	1.500	12/21/2021		27,300	(366)	(2)	52	0
Receive	3-Month USD-LIBOR *	1.750	12/21/2026		56,500	(1,316)	(332)	304	0
Receive	3-Month USD-LIBOR	2.500	06/15/2046		26,000	(4,441)	(2,682)	470	0
Receive	3-Month USD-LIBOR *	2.250	12/21/2046		47,500	(4,767)	(901)	851	0
Pay	3-Month ZAR-JIBAR *	8.300	03/15/2027	ZAR	59,300	45	14	1	0
Receive	6-Month EUR-EURIBOR	0.950	03/25/2025	EUR	1,200	(102)	(99)	1	0
Receive	6-Month EUR-EURIBOR *	0.500	03/15/2027		31,300	(646)	(426)	6	0
Pay	6-Month GBP-LIBOR *	0.500	03/15/2022	GBP	75,500	(62)	396	0	(140)
Receive	6-Month GBP-LIBOR *	0.750	03/15/2027		73,300	438	(914)	395	0
Receive	6-Month JPY-LIBOR	1.000	09/18/2023	JPY	2,480,000	(1,820)	(2,025)	9	0
Receive	6-Month JPY-LIBOR *	1.000	09/20/2024		4,420,000	(2,133)	(2,209)	40	0
Receive	6-Month JPY-LIBOR	1.250	06/17/2035		1,040,000	(1,788)	(898)	39	0
Pay	28-Day MXN-TIIE	5.740	04/24/2023	MXN	497,700	(669)	(662)	0	(47)
Pay	28-Day MXN-TIIE	5.738	04/25/2023		156,400	(212)	(212)	0	(15)
Pay	28-Day MXN-TIIE	5.925	08/04/2023		10,500	(9)	(9)	0	(1)
Pay	28-Day MXN-TIIE	5.935	08/04/2023		10,500	(9)	(9)	0	(1)
Pay	28-Day MXN-TIIE	6.190	01/03/2035		153,700	(573)	(456)	0	(7)

						$(25,601)	$(18,276)	$2,317	$(211)

Total Swap Agreements						$(5,509)	$(3,751)	$5,398	$(211)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2016:

(j)	Securities with an aggregate market value of $54,115 and cash of $6,935 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$180	$5,398	$5,578	$0	$0	$(211)	$(211)

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	10/2016		BRL	21,504	$		6,624	$12	$0
	10/2016		GBP	20,191			26,714	543	0
	10/2016	$		6,582		BRL	21,504	31	0
BPS	10/2016		CNH	263,322	$		39,585	158	0
	10/2016		MXN	19,046			967	0	(13)
	10/2016	$		12,892		GBP	9,909	0	(48)
	11/2016		GBP	9,909	$		12,898	47	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	91

Schedule of Investments PIMCO Long-Term Credit Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	11/2016	$		128		INR	8,666	$2	$0
	01/2017		BRL	12,498	$		4,399	659	0
BRC	10/2016		CNH	52,384			8,000	150	0
	10/2016	$		23,662		CNH	158,642	91	0
CBK	10/2016			13,353		MXN	242,441	0	(873)
	11/2016		PLN	3,982	$		1,031	0	(9)
DUB	01/2017	$		4,399		BRL	12,498	0	(659)
GLM	10/2016		GBP	1,386	$		1,827	30	0
	10/2016		JPY	1,822,439			18,168	196	0
	10/2016	$		78,395		EUR	69,927	157	0
	10/2016			15,336		GBP	11,661	0	(222)
	10/2016			101		MXN	1,861	0	(6)
	10/2016			7,843		RUB	506,402	197	0
	11/2016		EUR	67,015	$		75,215	0	(167)
	11/2016	$		8,573		INR	579,278	81	0
HUS	10/2016			7,515		CNH	50,108	0	(12)
	11/2016		HKD	1,834	$		237	0	0
	11/2016	$		4,553		IDR	60,122,365	46	0
JPM	11/2016		PLN	15,696	$		4,080	0	(22)
MSB	10/2016		BRL	21,504			6,642	30	0
	10/2016		EUR	69,927			79,092	540	0
	10/2016	$		6,624		BRL	21,504	0	(12)
	11/2016			6,587			21,504	0	(31)
RBC	10/2016			111		MXN	2,045	0	(6)
SCX	10/2016		CNH	188,769	$		28,616	376	(24)
	10/2016		GBP	755			979	1	0
	10/2016	$		1,013		GBP	762	0	(25)
	10/2016			18,098		JPY	1,822,438	0	(126)
	11/2016		JPY	1,822,439	$		18,120	126	0
	01/2017	$		7,956		CNH	54,694	197	0
UAG	11/2016		INR	8,698	$		128	0	(2)
	11/2016	$		3,176		IDR	41,923,200	31	0

Total Forward Foreign Currency Contracts								$3,701	$(2,257)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
JPM	Put - OTC USD versus BRL	BRL	3.250	11/21/2016	$16,200	$379	$304

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.933%	08/13/2018	$	8,500	$884	$181
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.230	02/19/2019		22,700	1,075	442
FAR	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.690	08/26/2019		300	14	15
FBF	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.950	08/15/2017		6,700	413	2
GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.070	01/17/2017		51,500	211	120
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.200	03/18/2019		20,900	1,045	446
MYC	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	12/07/2016		58,000	93	72
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.200	12/16/2016		70,700	176	268
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.950	08/15/2017		24,100	1,687	5
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.020	12/18/2017		18,000	1,454	151
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.185	09/17/2018		28,500	2,636	436
NGF	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.200	12/16/2016		137,300	367	521

								$10,055	$2,659

Total Purchased Options								$10,434	$2,963

92	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date		Notional Amount	Premiums (Received)	Market Value
BOA	Call - OTC CDX.IG-26 5-Year Index	Buy	0.650%	10/19/2016	$	9,100	$(5)	$(3)
	Put - OTC CDX.IG-26 5-Year Index	Sell	1.050	12/21/2016		20,900	(37)	(10)
JPM	Call - OTC CDX.IG-27 5-Year Index	Buy	0.700	12/21/2016		20,000	(14)	(24)
	Put - OTC CDX.IG-27 5-Year Index	Sell	1.100	12/21/2016		20,000	(27)	(12)
MYC	Put - OTC CDX.IG-26 5-Year Index	Sell	1.050	12/21/2016		21,000	(30)	(10)

							$(113)	$(59)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
GLM	Call - OTC USD versus CNH	CNH	7.050	12/08/2016	$1,120	$(16)	$(1)
JPM	Put - OTC USD versus BRL	BRL	3.100	11/21/2016	16,200	(129)	(79)
	Call - OTC USD versus BRL		3.499	11/21/2016	16,200	(250)	(139)
	Call - OTC USD versus CNH	CNH	7.000	12/07/2016	100	(1)	0
SCX	Call - OTC USD versus CNH		7.150	12/20/2016	148,150	(2,138)	(102)

						$(2,534)	$(321)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	$10,900	$(94)	$0
	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	7,000	(90)	(1)

DUB	Floor - OTC CPURNSA	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	3,000	(30)	0

						$(214)	$(1)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.900%	08/13/2018	$	37,400	$(884)	$(88)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.000	02/19/2019		116,200	(1,189)	(416)

FAR	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500	08/26/2019		1,500	(15)	(14)

FBF	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.910	08/15/2017		26,800	(415)	0

GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.050	03/18/2019		104,500	(1,055)	(376)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.950	12/16/2016		13,050	(172)	(566)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.800	01/17/2017		11,200	(210)	(358)

MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.950	08/15/2017		96,700	(1,736)	(1)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800	12/18/2017		79,000	(1,484)	(73)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.000	09/17/2018		125,400	(2,648)	(284)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.670	12/07/2016		12,600	(92)	(262)

NGF	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.950	12/16/2016		32,650	(402)	(1,416)

								$(10,302)	$(3,854)

Total Written Options								$(13,163)	$(4,235)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2016:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		0		446		0		(446)		0		0
Notional Amount in $	$	1,118,420		$635,290		$(373,550)	$	(429,490)	$	0	$	950,670
Notional Amount in EUR	EUR	74,700	EUR	301,400	EUR	(97,200)	EUR	(265,100)	EUR	(13,800)	EUR	0
Premiums	$	(15,334)		$(2,298)		$2,341	$	2,117	$	11	$	(13,163)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	93

Schedule of Investments PIMCO Long-Term Credit Fund (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Maturity Date	Implied Credit Spread at September 30, 2016 (3)	Notional Amount (4)		Premiums (Received)	Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
CBK	Deere & Co.	(1.000)%	12/20/2020	0.438%	$	1,925	$(27)	$(19)	$0	$(46)
JPM	Caterpillar, Inc.	(1.000)	12/20/2020	0.478		3,200	(15)	(55)	0	(70)

							$(42)	$(74)	$0	$(116)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2016 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	China Government International Bond	1.000%	09/20/2020	0.812%	$	1,850	$(2)	$16	$14	$0
	Colombia Government International Bond	1.000	06/20/2021	1.511		2,000	(64)	19	0	(45)
	Italy Government International Bond	1.000	12/20/2020	1.240		7,300	(14)	(54)	0	(68)
	Italy Government International Bond	1.000	06/20/2021	1.331		14,900	(237)	22	0	(215)
	Mexico Government International Bond	1.000	06/20/2021	1.520		500	(10)	(2)	0	(12)
	Mexico Government International Bond	1.000	12/20/2021	1.648		4,000	(134)	8	0	(126)
	Morgan Stanley	1.000	06/20/2020	0.746		10,000	96	0	96	0
	Volkswagen International Finance NV	1.000	12/20/2020	0.939	EUR	4,700	(418)	433	15	0

BPS	Anadarko Petroleum Corp.	1.000	12/20/2020	1.545	$	2,100	(272)	227	0	(45)
	China Government International Bond	1.000	09/20/2020	0.812		2,200	(17)	34	17	0
	China Government International Bond	1.000	12/20/2020	0.856		4,000	(76)	101	25	0
	Petrobras Global Finance BV	1.000	06/20/2018	2.255		5,400	(271)	158	0	(113)

BRC	Berkshire Hathaway, Inc.	1.000	12/20/2023	1.179		5,000	(146)	88	0	(58)
	Colombia Government International Bond	1.000	06/20/2021	1.511		5,500	(170)	45	0	(125)
	Italy Government International Bond	1.000	06/20/2020	1.163		10,000	(12)	(43)	0	(55)
	Mexico Government International Bond	1.000	06/20/2021	1.520		300	(6)	(1)	0	(7)
	Mexico Government International Bond	1.000	12/20/2021	1.648		4,000	(136)	10	0	(126)
	Petrobras Global Finance BV	1.000	06/20/2018	2.255		14,000	(635)	343	0	(292)
	Shell International Finance BV	1.000	03/20/2021	0.574	EUR	8,000	161	14	175	0
	Volkswagen International Finance NV	1.000	12/20/2020	0.939		1,650	(93)	98	5	0

CBK	China Government International Bond	1.000	09/20/2020	0.812	$	1,600	(1)	13	12	0
	Credit Suisse Group Finance	1.000	06/20/2017	0.774	EUR	800	3	(1)	2	0
	Devon Energy Corp.	1.000	12/20/2020	1.565	$	12,350	(1,729)	1,453	0	(276)
	Ford Motor Credit Co. LLC	5.000	06/20/2021	1.326		1,300	203	14	217	0
	Goldman Sachs Group, Inc.	1.000	09/20/2020	0.814		16,400	91	33	124	0
	Italy Government International Bond	1.000	06/20/2021	1.331		1,500	(25)	3	0	(22)

DUB	Colombia Government International Bond	1.000	06/20/2021	1.511		400	(12)	3	0	(9)
	MetLife, Inc.	1.000	09/20/2021	1.166		18,000	132	(267)	0	(135)
	Mexico Government International Bond	1.000	03/20/2019	0.884		15,050	115	(67)	48	0
	Pacific Gas & Electric Co.	1.000	06/20/2021	0.598		2,000	(88)	126	38	0

FBF	American Airlines Group, Inc.	5.000	12/20/2016	1.740		1,700	36	(20)	16	0
	AT&T, Inc.	1.000	03/20/2023	1.097		13,400	(360)	286	0	(74)
	Goldman Sachs Group, Inc.	1.000	09/20/2020	0.814		1,400	0	11	11	0
	Mexico Government International Bond	1.000	06/20/2021	1.520		4,500	(122)	18	0	(104)
	Telefonica Emisiones S.A.U.	1.000	06/20/2021	1.000	EUR	12,000	(661)	666	5	0

GST	Anadarko Petroleum Corp.	1.000	06/20/2019	1.124	$	1,000	(31)	28	0	(3)
	Anadarko Petroleum Corp.	1.000	12/20/2020	1.545		1,150	(163)	138	0	(25)
	BHP Billiton Finance USA Ltd.	1.000	12/20/2020	0.891		2,600	(80)	93	13	0
	China Government International Bond	1.000	09/20/2020	0.812		3,075	(4)	27	23	0
	China Government International Bond	1.000	06/20/2021	0.972		6,400	(30)	40	10	0
	Enbridge, Inc.	1.000	09/20/2017	0.667		15,000	258	(204)	54	0
	Energy Transfer Partners LP	1.000	03/20/2020	1.223		1,100	(53)	45	0	(8)
	Gazprom OAO Via Gaz Capital S.A.	1.000	06/20/2020	2.050		8,800	(1,394)	1,068	0	(326)
	Italy Government International Bond	1.000	06/20/2020	1.163		21,800	(32)	(88)	0	(120)
	Italy Government International Bond	1.000	06/20/2021	1.331		1,000	(17)	3	0	(14)
	MetLife, Inc.	1.000	12/20/2020	0.924		1,000	6	(3)	3	0
	MetLife, Inc.	1.000	06/20/2021	1.094		5,700	(95)	73	0	(22)
	Mexico Government International Bond	1.000	06/20/2021	1.520		1,400	(41)	9	0	(32)
	Morgan Stanley	1.000	12/20/2020	0.805		1,100	(2)	11	9	0

HUS	China Government International Bond	1.000	09/20/2020	0.812		10,275	(56)	134	78	0
	China Government International Bond	1.000	06/20/2021	0.972		800	(8)	9	1	0
	Colombia Government International Bond	1.000	06/20/2021	1.511		2,250	(69)	18	0	(51)
	Italy Government International Bond	1.000	06/20/2021	1.331		39,200	(688)	122	0	(566)

94	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2016 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
JPM	Goldman Sachs Group, Inc.	1.000%	06/20/2020	0.781%	$	10,000	$57	$26	$83	$0
	Goldman Sachs Group, Inc.	1.000	12/20/2020	0.843		1,800	7	5	12	0
	Italy Government International Bond	1.000	06/20/2020	1.163		2,000	(2)	(9)	0	(11)
	Masco Corp.	5.000	09/20/2020	0.641		7,000	993	206	1,199	0
	Mexico Government International Bond	1.000	12/20/2021	1.648		1,800	(58)	1	0	(57)
	Prudential Financial, Inc.	1.000	06/20/2021	1.027		4,100	(36)	32	0	(4)

MYC	Apache Corp.	1.000	12/20/2020	1.052		9,900	(835)	818	0	(17)
	Devon Energy Corp.	1.000	12/20/2020	1.565		1,000	(162)	140	0	(22)
	Entergy Corp.	1.000	03/20/2021	0.593		2,500	(271)	316	45	0
	Ford Motor Co.	5.000	12/20/2021	1.785		6,900	1,046	49	1,095	0
	Ford Motor Credit Co. LLC	5.000	06/20/2021	1.326		8,200	1,429	(63)	1,366	0
	General Motors Co.	5.000	06/20/2021	1.749		6,200	946	(38)	908	0
	Italy Government International Bond	1.000	06/20/2020	1.163		5,000	(9)	(19)	0	(28)
	Mexico Government International Bond	1.000	03/20/2019	0.884		22,600	138	(66)	72	0

SOG	Italy Government International Bond	1.000	06/20/2021	1.331		30,100	(432)	(2)	0	(434)

UAG	China Government International Bond	1.000	06/20/2021	0.972		1,000	(9)	11	2	0

							$(4,571)	$6,717	$5,793	$(3,647)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (5)
								Asset	Liability
BOA	CDX.HY-25 5-Year Index 25-35%	5.000%	12/20/2020		$2,900	$73	$318	$391	$0
BRC	iTraxx Japan 26 5-Year Index	1.000	12/20/2021	JPY	23,000	5	0	5	0
CBK	iTraxx Japan 26 5-Year Index	1.000	12/20/2021		10,000	2	0	2	0
	MCDX-26 5-Year Index	1.000	06/20/2021		$37,700	98	216	314	0
DUB	iTraxx Japan 26 5-Year Index	1.000	12/20/2021	JPY	48,000	11	0	11	0
FBF	CMBX.NA.AAA.8 Index	0.500	10/17/2057		$31,000	(1,534)	783	0	(751)
GST	CMBX.NA.AAA.8 Index	0.500	10/17/2057		2,200	(111)	58	0	(53)
	CMBX.NA.BB.6 Index	5.000	05/11/2063		4,800	(693)	(147)	0	(840)
	CMBX.NA.BBB-.7 Index	3.000	01/17/2047		13,600	(1,335)	208	0	(1,127)
	CMBX.NA.BBB-.9 Index	3.000	09/17/2058		900	(186)	33	0	(153)
	iTraxx Japan 26 5-Year Index	1.000	12/20/2021	JPY	22,000	5	0	5	0
	MCDX-26 5-Year Index	1.000	06/20/2021		$17,700	42	106	148	0
JPM	iTraxx Japan 26 5-Year Index	1.000	12/20/2021	JPY	67,000	15	0	15	0
MEI	CMBX.NA.AAA.8 Index	0.500	10/17/2057		$1,600	(87)	48	0	(39)
	CMBX.NA.BB.6 Index	5.000	05/11/2063		2,400	(346)	(74)	0	(420)
	CMBX.NA.BBB-.6 Index	3.000	05/11/2063		4,300	(364)	(20)	0	(384)
	CMBX.NA.BBB-.7 Index	3.000	01/17/2047		2,700	(262)	38	0	(224)
MYC	CMBX.NA.AAA.9 Index	0.500	09/17/2058		1,000	(38)	1	0	(37)
	CMBX.NA.BBB-.7 Index	3.000	01/17/2047		3,600	(368)	70	0	(298)

						$(5,073)	$1,638	$891	$(4,326)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	95

Schedule of Investments PIMCO Long-Term Credit Fund (Cont.)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
BOA	Receive	3-Month USD-CPURNSA	1.302%	09/30/2020	$19,500	$0	$265	$265	$0
	Receive	3-Month USD-CPURNSA	1.272	09/30/2020	4,350	0	65	65	0

						$0	$330	$330	$0

Total Swap Agreements						$(9,686)	$8,611	$7,014	$(8,089)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2016:

(l)	Securities with an aggregate market value of $8,423 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure (6)
BOA	$586	$0	$846	$1,432	$0	$(13)	$(466)	$(479)	$953	$(910)	$43
BPS	866	0	42	908	(61)	0	(158)	(219)	689	(817)	(128)
BRC	241	0	185	426	0	0	(663)	(663)	(237)	0	(237)
CBK	0	0	671	671	(882)	(1)	(344)	(1,227)	(556)	613	57
DUB	0	623	97	720	(659)	(504)	(144)	(1,307)	(587)	739	152
FAR	0	15	0	15	0	(14)	0	(14)	1	0	1
FBF	0	2	32	34	0	0	(929)	(929)	(895)	951	56
GLM	661	566	0	1,227	(395)	(1,301)	0	(1,696)	(469)	865	396
GST	0	0	265	265	0	0	(2,723)	(2,723)	(2,458)	2,428	(30)
HUS	46	0	79	125	(12)	0	(617)	(629)	(504)	278	(226)
JPM	0	304	1,309	1,613	(22)	(254)	(142)	(418)	1,195	(1,410)	(215)
MEI	0	0	0	0	0	0	(1,067)	(1,067)	(1,067)	1,224	157
MSB	570	0	0	570	(43)	0	0	(43)	527	(770)	(243)
MYC	0	932	3,486	4,418	0	(630)	(402)	(1,032)	3,386	(2,760)	626
NGF	0	521	0	521	0	(1,416)	0	(1,416)	(895)	927	32
RBC	0	0	0	0	(6)	0	0	(6)	(6)	0	(6)
SCX	700	0	0	700	(175)	(102)	0	(277)	423	(360)	63
SOG	0	0	0	0	0	0	(434)	(434)	(434)	399	(35)
UAG	31	0	2	33	(2)	0	0	(2)	31	0	31

Total Over the Counter	$3,701	$2,963	$7,014	$13,678	$(2,257)	$(4,235)	$(8,089)	$(14,581)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$180	$180
Swap Agreements	0	3,081	0	0	2,317	5,398

	$0	$3,081	$0	$0	$2,497	$5,578

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,701	$0	$3,701
Purchased Options	0	0	0	304	2,659	2,963
Swap Agreements	0	6,684	0	0	330	7,014

	$0	$6,684	$0	$4,005	$2,989	$13,678

	$0	$9,765	$0	$4,005	$5,486	$19,256

96	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$211	$211

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,257	$0	$2,257
Written Options	0	59	0	321	3,855	4,235
Swap Agreements	0	8,089	0	0	0	8,089

	$0	$8,148	$0	$2,578	$3,855	$14,581

	$0	$8,148	$0	$2,578	$4,066	$14,792

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$165	$165
Futures	0	0	0	0	(5,587)	(5,587)
Swap Agreements	0	16,960	0	0	(14,865)	2,095

	$0	$16,960	$0	$0	$(20,287)	$(3,327)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(8,445)	$0	$(8,445)
Purchased Options	0	0	0	(180)	(1,166)	(1,346)
Written Options	0	1,553	0	1,110	1,450	4,113
Swap Agreements	0	1,675	0	0	1,581	3,256

	$0	$3,228	$0	$(7,515)	$1,865	$(2,422)

	$0	$20,188	$0	$(7,515)	$(18,422)	$(5,749)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$6,426	$6,426
Swap Agreements	0	6,324	0	0	(531)	5,793

	$0	$6,324	$0	$0	$5,895	$12,219

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$10,088	$0	$10,088
Purchased Options	0	0	0	4	(2,554)	(2,550)
Written Options	0	(551)	0	846	710	1,005
Swap Agreements	0	10,398	0	0	39	10,437

	$0	$9,847	$0	$10,938	$(1,805)	$18,980

	$0	$16,171	$0	$10,938	$4,090	$31,199

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Investments in Securities, at Value
Bank Loan Obligations	$0	$76,296	$80,276	$156,572
Corporate Bonds & Notes
Banking & Finance	0	772,837	17,681	790,518
Industrials	0	998,428	1,711	1,000,139
Utilities	0	339,837	0	339,837
Municipal Bonds & Notes
California	0	76,656	0	76,656
Florida	0	4,513	0	4,513
Georgia	0	13,725	0	13,725
Illinois	0	9,346	0	9,346
Indiana	0	1,111	0	1,111
New Jersey	0	985	0	985
New York	0	31,075	0	31,075

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Ohio	$0	$22,748	$0	$22,748
Pennsylvania	0	18,210	0	18,210
Tennessee	0	4,336	0	4,336
Texas	0	27,268	0	27,268
Virginia	0	2,758	0	2,758
Washington	0	1,493	0	1,493
U.S. Government Agencies	0	180,290	0	180,290
U.S. Treasury Obligations	0	1,137,037	0	1,137,037
Non-Agency Mortgage-Backed Securities	0	49,255	0	49,255
Asset-Backed Securities	0	59,054	0	59,054
Sovereign Issues	0	31,186	0	31,186
Preferred Securities
Banking & Finance	3,159	9,563	0	12,722
Utilities	4,998	5,411	0	10,409

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	97

Schedule of Investments PIMCO Long-Term Credit Fund (Cont.)

September 30, 2016 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Short-Term Instruments
Repurchase Agreements	$0	$4,742	$0	$4,742
U.S. Treasury Bills	0	3,599	0	3,599

	$8,157	$3,881,759	$99,668	$3,989,584

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$59,164	$0	$0	$59,164

Total Investments	$67,321	$3,881,759	$99,668	$4,048,748

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$180	$5,398	$0	$5,578
Over the counter	0	13,678	0	13,678

	$180	$19,076	$0	$19,256

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(211)	0	(211)
Over the counter	0	(14,581)	0	(14,581)

	$0	$(14,792)	$0	$(14,792)

Totals	$67,501	$3,886,043	$99,668	$4,053,212

There were no significant transfers between Level 1 and 2 during the period ended September 30, 2016.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2016:

Category and Subcategory	Beginning Balance at 03/31/2016	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2016	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2016 (1)
Investments in Securities, at Value
Bank Loan Obligations	$79,890	$4,498	$(5,630)	$(2)	$(1)	$(496)	$2,017	$0	$80,276	$(429)
Corporate Bonds & Notes
Banking & Finance	17,081	0	(55)	20	1	634	0	0	17,681	625
Industrials	0	1,656	(18)	0	0	73	0	0	1,711	73
Utilities	1,697	0	(1,656)	0	0	(41)	0	0	0	0
Asset-Backed Securities	1,622	0	(300)	0	0	14	0	(1,336)	0	0

Totals	$100,290	$6,154	$(7,659)	$18	$0	$184	$2,017	$(1,336)	$99,668	$269

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2016	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Bank Loan Obligations	$2,017	Third Party Vendor	Broker Quote	100.31
	78,259	Proxy Pricing	Base Price	98.00-102.00
Corporate Bonds & Notes
Banking & Finance	10,048	Reference Instrument	Spread Movement	5.00-160.52 BP
	7,633	Proxy Pricing	Base Price	102.67
Industrials	1,711	Proxy Pricing	Base Price	104.45

Total	$99,668

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2016 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

98	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Senior Floating Rate Fund

September 30, 2016 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 94.8%

BANK LOAN OBLIGATIONS 88.2%
Abacus Innovations Corp.
3.274% due 08/16/2023	$8,000	$8,057
ABC Supply Co., Inc.
TBD% due 09/23/2023	1,450	1,455
3.500% due 04/16/2020	7,666	7,696
Acadia Healthcare Co., Inc.
TBD% due 02/15/2023	1,446	1,460
3.750% due 02/16/2023	4,268	4,295
ADS Waste Holdings, Inc.
3.750% due 10/09/2019	7,528	7,548
AdvancePierre Foods, Inc.
4.500% due 06/02/2023	1,485	1,496
Air Medical Group Holdings, Inc.
4.250% due 04/28/2022	4,316	4,291
5.000% due 04/28/2022	3,292	3,312
Albertsons LLC
4.500% due 08/25/2021	4,988	5,024
4.750% due 06/22/2023	7,928	8,012
Alere, Inc.
4.250% due 06/18/2022	1,638	1,628
Alliant Holdings Intermediate LLC
5.253% due 08/12/2022	998	1,004
Alliant Holdings, Inc.
4.753% due 08/12/2022	2,938	2,942
American Renal Holdings, Inc.
4.750% due 09/20/2019	5,878	5,834
Amsurg Corp.
3.500% due 07/16/2021	4,421	4,431
Ancestry.com, Inc.
5.000% due 08/17/2022	3,119	3,129
Aramark Services, Inc.
3.338% due 09/07/2019	1,197	1,204
3.338% due 02/24/2021	1,989	2,002
Ardagh Holdings USA, Inc.
4.000% due 12/17/2019	4,087	4,104
Aspen Merger Sub, Inc.
TBD% due 09/21/2023	1,550	1,564
Asurion LLC
4.338% due 07/08/2020	1,969	1,975
5.000% due 05/24/2019	3,222	3,234
5.000% due 08/04/2022	1,307	1,314
Atlantic Aviation FBO, Inc.
5.000% due 05/31/2020	3,150	3,162
Atrium Innovations, Inc.
4.250% due 02/13/2021	3,701	3,673
Avago Technologies Cayman Ltd.
3.524% due 02/01/2023	13,504	13,681
AVAST Software BV
TBD% due 07/19/2022	2,250	2,265
AVSC Holdings Corp.
4.500% due 01/24/2021	7,487	7,515
AWAS Finance Luxembourg S.A.
3.500% due 07/16/2018	7,106	7,146
AWAS Finance Luxembourg SARL
4.100% due 06/10/2018	2,234	2,242
Axalta Coating Systems U.S. Holdings, Inc.
3.750% due 02/01/2020	4,446	4,480
B&G Foods, Inc.
3.839% due 11/02/2022	3,173	3,196
Bass Pro Group LLC
4.000% due 06/05/2020	3,691	3,694
BE Aerospace, Inc.
3.750% - 3.850% due 12/16/2021	5,135	5,192
Beacon Roofing Supply, Inc.
3.500% due 10/01/2022	5,200	5,230
Berlin Packaging LLC
4.500% due 10/01/2021	5,886	5,914
Berry Plastics Holding Corp.
3.500% due 02/08/2020	2,407	2,414
3.500% due 01/06/2021	1,350	1,352

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.750% due 10/01/2022	$5,556	$5,578
BJ’s Wholesale Club, Inc.
4.500% due 09/26/2019	6,946	6,964
8.500% due 03/26/2020	323	325
Black Knight InfoServ LLC
3.750% due 05/27/2022	1,274	1,285
BMC Software Finance, Inc.
5.000% due 09/10/2020	5,879	5,680
Boyd Gaming Corp.
3.845% due 09/15/2023	1,700	1,714
4.000% due 08/14/2020	995	1,000
Brickman Group Ltd. LLC
4.000% due 12/18/2020	2,660	2,657
Burger King Worldwide, Inc.
3.750% due 12/10/2021	11,028	11,112
Cactus Wellhead LLC
7.000% due 07/31/2020	704	555
Calpine Construction Finance Co. LP
3.090% due 05/03/2020	4,474	4,453
Calpine Corp.
3.590% due 05/27/2022	321	322
Camelot Finance LP
TBD% due 09/07/2023	2,425	2,429
Camelot Finance S.A.
TBD% due 08/17/2019	700	695
Capsugel Holdings U.S., Inc.
4.000% due 07/31/2021	6,475	6,496
Catalent Pharma Solutions, Inc.
4.250% due 05/20/2021	5,258	5,299
Cavium, Inc.
3.750% due 08/16/2022	2,250	2,270
CDRH Parent, Inc.
5.250% due 07/01/2021	1,389	1,143
Charter Communications Operating LLC
3.000% due 07/01/2020	3,251	3,263
3.250% due 08/24/2021	920	925
3.500% due 01/24/2023	14,336	14,444
Chemours Co.
3.750% due 05/12/2022	5,894	5,847
Chobani LLC
TBD% due 09/30/2023	2,250	2,239
CityCenter Holdings LLC
4.250% due 10/16/2020	4,602	4,637
CommScope, Inc.
3.750% due 12/29/2022	4,417	4,454
Communications Sales & Leasing, Inc.
5.000% due 10/24/2022	3,568	3,584
Community Health Systems, Inc.
3.445% - 4.000% due 01/27/2021	6,977	6,863
4.083% due 12/31/2018	11,173	11,125
Concordia International Corp.
5.250% due 10/21/2021	2,333	2,096
Convatec, Inc.
4.250% due 06/15/2020	2,751	2,764
CPG International, Inc.
4.750% due 09/30/2020	7,403	7,426
Darling International, Inc.
3.250% due 01/06/2021	3,403	3,418
DaVita Healthcare Partners, Inc.
3.500% due 06/24/2021	5,173	5,210
Dayton Power & Light Co.
4.000% due 08/24/2022	2,000	2,030
Dealer Tire LLC
5.500% due 12/22/2021	1,249	1,251
Dell Software Group
TBD% due 09/23/2022	2,950	2,930
Delos Finance SARL
3.588% due 03/06/2021	13,025	13,128
Delta SARL
4.750% due 07/30/2021	7,204	7,220
Diamond Resorts Corp.
7.000% due 08/11/2023	11,000	10,863

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
DJO Finance LLC
4.250% due 06/08/2020	$4,216	$4,141
Dollar Tree, Inc.
3.063% due 07/06/2022	1,518	1,524
Doosan Infracore International, Inc.
4.500% due 05/28/2021	5,422	5,490
Dynegy Holdings, Inc.
4.000% due 04/23/2020	2,887	2,899
Dynegy, Inc.
5.000% due 06/27/2023	800	806
Eldorado Resorts LLC
4.250% due 07/23/2022	1,653	1,656
Endo Luxembourg Finance Co. SARL
3.750% due 09/26/2022	4,144	4,140
Energy Future Intermediate Holding Co. LLC
4.250% due 12/19/2016	25,834	25,942
Envision Healthcare Corp.
4.250% due 05/25/2018	3,055	3,063
4.500% due 10/28/2022	2,953	2,967
Equinix, Inc.
4.000% due 01/08/2023	2,628	2,642
ESH Hospitality, Inc.
TBD% due 08/30/2023	6,000	6,051
EWT Holdings Corp.
4.750% due 01/15/2021	3,215	3,223
5.500% due 01/15/2021	124	125
FCA US LLC
3.250% due 12/31/2018	3,587	3,596
3.500% due 05/24/2017	5,205	5,222
First Data Corp.
4.275% due 07/08/2022	11,525	11,607
4.525% due 03/24/2021	6,750	6,799
Flying Fortress, Inc.
3.588% due 04/30/2020	3,600	3,624
Gardner Denver, Inc.
4.250% due 07/30/2020	3,622	3,517
Gates Global, Inc.
4.250% due 07/06/2021	7,530	7,430
GCP Applied Technologies, Inc.
4.088% due 02/03/2022	1,045	1,060
Generac Power Systems, Inc.
3.500% due 05/31/2020	1,339	1,341
General Nutrition Centers, Inc.
3.250% due 03/04/2019	1,406	1,406
Global Payments, Inc.
4.024% due 04/22/2023	2,145	2,168
Granite Acquisition, Inc.
5.000% due 12/19/2021	2,065	2,038
Greatbatch Ltd.
5.250% due 10/27/2022	2,530	2,503
Grifols Worldwide Operations USA, Inc.
3.448% due 02/27/2021	5,220	5,274
Hanesbrands, Inc.
3.250% due 04/29/2022	345	347
HCA, Inc.
3.588% due 02/15/2024	6,497	6,557
3.774% due 03/17/2023	1,082	1,096
HD Supply, Inc.
TBD% due 09/14/2023	3,275	3,284
3.750% due 08/13/2021	6,268	6,292
Headwaters, Inc.
4.000% due 03/24/2022	2,161	2,172
Hearthside Group Holdings LLC
4.500% due 06/02/2021	1,824	1,828
Hertz Corp.
3.500% due 06/30/2023	5,985	6,033
Hilton Worldwide Finance LLC
3.024% - 3.500% due 10/25/2023	13,540	13,656
3.500% due 10/26/2020	1,272	1,280
Hub International Ltd.
4.000% due 10/02/2020	4,920	4,925
Huntsman International LLC
3.750% due 10/01/2021	5,068	5,099

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	99

Schedule of Investments PIMCO Senior Floating Rate Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Iasis Healthcare LLC
4.500% due 05/03/2018	$3,387	$3,356
Immucor, Inc.
5.000% due 08/17/2018	5,452	5,320
IMS Health, Inc.
3.500% due 03/17/2021	4,855	4,880
Ineos Styrolution U.S. Holdings
TBD% due 09/14/2021	1,275	1,293
Ineos U.S. Finance LLC
4.250% due 03/31/2022	5,140	5,165
Informatica Corp.
4.500% due 08/05/2022	3,168	3,085
Intelsat Jackson Holdings S.A.
3.750% due 06/30/2019	544	519
Inventiv Health, Inc.
TBD% due 09/28/2023	4,775	4,785
ION Media Networks, Inc.
4.750% due 12/18/2020	1,240	1,251
J. Crew Group, Inc.
4.000% due 03/05/2021	3,164	2,512
J.C. Penney Corp., Inc.
5.250% due 06/23/2023	2,397	2,413
Jaguar Holding Co.
4.250% due 08/18/2022	8,604	8,641
JDA Software Group, Inc.
TBD% due 09/22/2023	1,900	1,895
Jefferies Finance LLC
4.500% due 05/14/2020	1,938	1,921
Jeld-Wen, Inc.
4.750% due 07/01/2022	3,467	3,493
KAR Auction Services, Inc.
4.063% due 03/09/2021	906	912
4.375% due 03/09/2023	2,090	2,120
Keurig Green Mountain, Inc.
5.250% due 03/03/2023	4,695	4,763
Kinetic Concepts, Inc.
5.000% due 11/04/2020	13,276	13,408
Klockner-Pentaplast of America, Inc.
5.000% due 04/28/2020	1,351	1,361
KP Germany Erste GmbH
5.000% due 04/28/2020	577	582
Kronos Worldwide, Inc.
4.000% due 02/18/2020	1,307	1,276
Kronos, Inc.
4.500% due 10/30/2019	5,097	5,119
La Quinta Intermediate Holdings LLC
3.750% due 04/14/2021	763	761
Landry’s, Inc.
TBD% due 09/13/2023	750	755
Las Vegas Sands LLC
3.250% due 12/19/2020	8,651	8,709
Level 3 Financing, Inc.
3.500% due 05/31/2022	3,900	3,927
4.000% due 01/15/2020	5,150	5,185
Live Nation Entertainment, Inc.
3.590% due 08/16/2020	2,491	2,505
Lonestar Intermediate Super Holdings LLC
TBD% due 08/31/2021	915	911
LTF Merger Sub, Inc.
4.250% due 06/10/2022	4,797	4,808
LTS Buyer LLC
4.088% due 04/13/2020	3,641	3,647
MacDermid, Inc.
5.500% due 06/07/2020	4,087	4,103
Mallinckrodt International Finance S.A.
3.338% due 03/19/2021	4,394	4,392
Manitowoc Foodservice, Inc.
5.750% due 03/03/2023	4,154	4,213
Mauser U.S. Corporate LLC
4.500% due 07/31/2021	3,277	3,280
MGM Growth Properties Operating Partnership LP
4.000% due 04/25/2023	11,418	11,532

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MGOC, Inc.
4.000% due 07/31/2020	$4,271	$4,279
Michaels Stores, Inc.
3.750% due 01/28/2020	6,123	6,151
Micron Technology, Inc.
6.530% due 04/26/2022	224	227
Midas Intermediate Holdco LLC
4.500% due 08/18/2021	1,699	1,716
Mission Broadcasting, Inc.
TBD% due 09/26/2023	403	402
MKS Instruments, Inc.
4.250% due 05/01/2023	2,301	2,333
MPG Holdco, Inc.
3.750% due 10/20/2021	1,791	1,798
MPH Acquisition Holdings LLC
5.000% due 06/07/2023	7,453	7,556
Mueller Water Products, Inc.
4.000% - 4.088% due 11/26/2021	2,418	2,441
Multi Packaging Solutions, Inc.
4.250% due 09/30/2020	2,951	2,953
National Financial Partners Corp.
4.500% due 07/01/2020	5,383	5,397
NBTY, Inc.
5.000% due 05/05/2023	1,496	1,504
Neiman Marcus Group, Inc.
4.250% due 10/25/2020	8,318	7,711
Nextstar Broadcasting, Inc.
TBD% due 09/21/2023	4,522	4,550
Nielsen Finance LLC
TBD% due 09/23/2023	1,000	1,005
North American Lifting Holdings, Inc.
5.500% due 11/27/2020	4,248	3,462
Novelis, Inc.
4.000% - 4.088% due 06/02/2022	5,999	6,033
NRG Energy, Inc.
3.500% due 06/30/2023	6,359	6,382
Numericable U.S. LLC
4.750% - 4.752% due 02/10/2023	2,000	2,019
5.002% due 01/15/2024	9,372	9,462
NXP B.V.
3.750% due 12/07/2020	2,186	2,193
ON Semiconductor Corp.
TBD% due 03/31/2023	6,200	6,234
Onex TSG Holdings Corp.
5.000% due 07/31/2022	2,080	2,091
Orion Engineered Carbons GmbH
3.838% due 07/25/2021	1,686	1,693
4.000% due 09/07/2023	17,410	17,531
Ortho-Clinical Diagnostics, Inc.
4.750% due 06/30/2021	10,461	10,275
Owens-Illinois, Inc.
3.500% due 09/01/2022	1,737	1,750
Party City Holdings, Inc.
4.250% - 4.490% due 08/19/2022	3,415	3,430
Patterson Medical Holdings, Inc.
5.750% due 08/28/2022	1,226	1,214
Penn National Gaming, Inc.
3.250% due 10/30/2020	948	950
Petco Animal Supplies, Inc.
5.000% due 01/26/2023	2,095	2,117
PetSmart, Inc.
4.250% due 03/11/2022	8,959	8,987
Pinnacle Entertainment, Inc.
3.750% due 04/28/2023	712	714
Pinnacle Foods Finance LLC
3.250% due 04/29/2020	1,368	1,376
3.252% due 04/29/2020	2,095	2,108
3.275% due 01/13/2023	1,491	1,504
Playa Resorts Holding BV
4.000% - 5.750% due 08/09/2019	654	656
Ply Gem Industries, Inc.
4.000% due 02/01/2021	3,473	3,498

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Polyconcept Investments BV
6.250% due 08/10/2023	$1,025	$1,037
PQ Corp.
5.750% due 11/04/2022	1,584	1,597
PRA Holdings, Inc.
4.500% due 09/23/2020	4,580	4,606
Prestige Brands, Inc.
3.500% - 5.250% due 09/03/2021	2,993	3,008
Prime Security Services Borrower LLC
4.750% due 05/02/2022	5,985	6,052
Quorum Health Corp.
6.750% due 04/29/2022	3,607	3,506
Realogy Corp.
3.750% due 07/20/2022	4,239	4,271
Rexnord LLC
4.000% due 08/21/2020	5,141	5,149
Reynolds Group Holdings, Inc.
4.250% due 02/05/2023	11,388	11,436
Riverbed Technology, Inc.
5.000% due 04/24/2022	4,875	4,923
RPI Finance Trust
3.588% due 11/09/2020	3,745	3,766
Samsonite International S.A.
4.000% due 05/12/2023	2,400	2,423
SBA Senior Finance LLC
3.340% due 03/24/2021	5,121	5,135
3.340% due 06/10/2022	1,287	1,290
Scientific Games International, Inc.
6.000% due 10/18/2020	7,172	7,203
6.000% due 10/01/2021	4,483	4,493
Select Medical Corp.
6.000% - 7.500% due 03/03/2021	995	1,005
Sequa Corp.
5.250% due 06/19/2017	5,845	5,145
Serta Simmons Holdings LLC
4.250% due 10/01/2019	3,977	3,994
ServiceMaster Co.
4.250% due 07/01/2021	6,991	7,075
SIG Combibloc Purchase Co. SARL
TBD% due 03/11/2022	950	953
SIG Combibloc U.S. Acquisition, Inc.
4.250% due 03/13/2022	2,187	2,193
Signode Industrial Group U.S., Inc.
3.750% due 05/01/2021	3,614	3,616
Sinclair Television Group, Inc.
3.500% due 07/30/2021	2,706	2,722
Six Flags Theme Parks, Inc.
3.340% - 5.000% due 06/30/2022	1,000	1,004
SolarWinds, Inc.
5.500% due 02/03/2023	2,793	2,822
Spectrum Brands, Inc.
3.500% - 5.250% due 06/23/2022	2,028	2,038
SS&C Technologies, Inc.
4.000% - 4.002% due 07/08/2022	3,986	4,022
Station Casinos LLC
3.750% due 06/08/2023	9,601	9,651
Sterigenics-Nordion Holdings LLC
4.250% due 05/15/2022	4,222	4,228
Syniverse Holdings, Inc.
4.000% due 04/23/2019	6,912	6,129
T-Mobile USA, Inc.
3.500% due 11/09/2022	6,782	6,839
Tectum Holdings, Inc.
5.750% due 08/24/2023	3,275	3,275
Telenet International Finance SARL
4.357% due 06/30/2024	2,450	2,475
Telesat Canada
3.500% due 03/28/2019	2,122	2,128
Texas Competitive Electric Holdings Co.
5.000% due 10/31/2017	8,200	8,261
TI Group Automotive Systems LLC
4.500% due 06/30/2022	3,093	3,108

100	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TransDigm, Inc.
TBD% - 3.750% due 06/09/2023	$4,458	$4,462
3.750% due 05/14/2022	7,130	7,144
3.750% - 3.838% due 06/04/2021	2,008	2,010
TransUnion LLC
3.588% due 04/09/2021	7,476	7,510
Tribune Media Co.
3.750% due 12/27/2020	7,930	8,001
U.S. Foods, Inc.
4.000% due 06/27/2023	7,614	7,678
U.S. Renal Care, Inc.
5.250% due 12/31/2022	2,370	2,286
Univar, Inc.
4.250% due 07/01/2022	2,846	2,851
Univision Communications, Inc.
4.000% due 03/01/2020	14,539	14,576
UPC Financing Partnership
4.080% due 08/31/2024	2,705	2,719
USI, Inc.
4.250% due 12/27/2019	2,822	2,826
Valeant Pharmaceuticals International, Inc.
5.250% due 08/05/2020	9,641	9,655
5.500% due 04/01/2022	4,454	4,473
Vantiv LLC
3.500% due 06/13/2021	2,837	2,848
Veritas U.S., Inc.
6.625% due 01/27/2023	3,799	3,560
Versum Materials, Inc.
TBD% due 09/20/2023	1,725	1,737
Vertiv Co.
TBD% due 09/29/2023	4,175	4,050
Virgin Media Investment Holdings Ltd.
3.649% due 06/30/2023	5,562	5,591
Vizient, Inc.
6.250% due 02/13/2023	770	779
Waste Industries USA, Inc.
3.500% due 02/27/2020	2,067	2,079
West Corp.
3.750% due 06/17/2023	3,267	3,290
Western Digital Corp.
4.500% due 04/29/2023	2,733	2,766
Westmoreland Coal Co.
7.500% due 12/16/2020	7,786	6,073
WEX, Inc.
4.250% due 07/01/2023	4,489	4,545
Wilsonart LLC
4.000% due 10/31/2019	6,143	6,152
WMG Acquisition Corp.
3.750% due 07/01/2020	2,442	2,443
XPO Logistics, Inc.
4.250% due 10/30/2021	3,524	3,548
Yum! Brands, Inc.
3.281% due 06/16/2023	3,930	3,967
Zebra Technologies Corp.
4.089% due 10/27/2021	588	595
Ziggo Financing Partnership
TBD% - 3.701% due 01/15/2022	3,070	3,069

Total Bank Loan Obligations (Cost $1,077,301)		1,079,045

CORPORATE BONDS & NOTES 6.6%

BANKING & FINANCE 0.7%
Aircastle Ltd.
5.000% due 04/01/2023	150	157
BCD Acquisition, Inc.
9.625% due 09/15/2023	300	315
CBRE Services, Inc.
5.000% due 03/15/2023	1,000	1,054
Crescent Communities LLC
8.875% due 10/15/2021	575	585

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Crown Castle International Corp.
5.250% due 01/15/2023	$1,000	$1,136
Double Eagle Acquisition Sub, Inc.
7.500% due 10/01/2024 (a)	150	153
FBM Finance, Inc.
8.250% due 08/15/2021	175	184
MGIC Investment Corp.
5.750% due 08/15/2023	450	469
MGM Growth Properties Operating Partnership LP
4.500% due 09/01/2026	250	251
Navient Corp.
5.875% due 03/25/2021	550	550
6.625% due 07/26/2021	625	631
PHH Corp.
6.375% due 08/15/2021	1,000	958
RHP Hotel Properties LP
5.000% due 04/15/2023	775	791
Stearns Holdings LLC
9.375% due 08/15/2020	1,750	1,706

		8,940

INDUSTRIALS 5.4%
Acadia Healthcare Co., Inc.
6.500% due 03/01/2024	200	210
ADT Corp.
4.125% due 06/15/2023	1,400	1,382
6.250% due 10/15/2021	1,400	1,529
AECOM
5.750% due 10/15/2022	665	702
5.875% due 10/15/2024	565	605
Aleris International, Inc.
9.500% due 04/01/2021	300	324
Alliance Data Systems Corp.
5.250% due 12/01/2017	1,500	1,536
Altice Financing S.A.
7.500% due 05/15/2026	875	913
Aramark Services, Inc.
4.750% due 06/01/2026	200	202
ARD Finance S.A. (7.125% Cash or 7.875% PIK)
7.125% due 09/15/2023 (b)	1,000	997
Ardagh Packaging Finance PLC
4.625% due 05/15/2023	1,800	1,820
Avon International Operations, Inc.
7.875% due 08/15/2022	450	465
Axalta Coating Systems LLC
4.875% due 08/15/2024	700	719
Beacon Roofing Supply, Inc.
6.375% due 10/01/2023	100	109
BMC East LLC
5.500% due 10/01/2024	150	150
Boise Cascade Co.
5.625% due 09/01/2024	100	102
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (b)	475	432
Boyd Gaming Corp.
6.375% due 04/01/2026	200	216
Builders FirstSource, Inc.
5.625% due 09/01/2024	500	515
Camelot Finance S.A.
7.875% due 10/15/2024 (a)	225	233
CCO Holdings LLC
5.125% due 05/01/2023	1,250	1,308
5.875% due 04/01/2024	650	695
Cheniere Corpus Christi Holdings LLC
7.000% due 06/30/2024	400	434
Churchill Downs, Inc.
5.375% due 12/15/2021	1,475	1,542
Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022	1,000	1,046
ConvaTec Finance International S.A. (8.250% Cash or 9.000% PIK)
8.250% due 01/15/2019 (b)	750	749

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ConvaTec Healthcare E S.A.
10.500% due 12/15/2018		$1,500	$1,526
Crimson Merger Sub, Inc.
6.625% due 05/15/2022		965	854
Crown Americas LLC
4.250% due 09/30/2026		550	550
Dakota Merger Sub, Inc.
7.750% due 09/01/2023		850	855
Diamond Finance Corp.
5.450% due 06/15/2023		950	1,019
6.020% due 06/15/2026		300	330
7.125% due 06/15/2024		125	138
DISH DBS Corp.
5.875% due 07/15/2022		1,000	1,032
Eagle Materials, Inc.
4.500% due 08/01/2026		100	102
Endo Finance LLC
5.750% due 01/15/2022		2,025	1,888
Graphic Packaging International, Inc.
4.125% due 08/15/2024		425	429
Gray Television, Inc.
5.125% due 10/15/2024		650	639
Great Canadian Gaming Corp.
6.625% due 07/25/2022	CAD	150	120
HCA, Inc.
5.250% due 06/15/2026		$400	426
HD Supply, Inc.
5.750% due 04/15/2024		200	211
Hiland Partners Holdings LLC
7.250% due 10/01/2020		500	518
Hilton Domestic Operating Co., Inc.
4.250% due 09/01/2024		225	231
iHeartCommunications, Inc.
9.000% due 09/15/2022		1,725	1,257
IHO Verwaltungs GmbH (4.500% Cash or 5.250% PIK)
4.500% due 09/15/2023 (b)		200	202
INEOS Group Holdings S.A.
5.750% due 02/15/2019	EUR	1,650	1,907
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019		$675	611
JC Penney Corp., Inc.
5.875% due 07/01/2023		50	52
KFC Holding Co.
5.000% due 06/01/2024		900	943
Kinetic Concepts, Inc.
7.875% due 02/15/2021		250	271
9.625% due 10/01/2021		2,125	2,130
KLX, Inc.
5.875% due 12/01/2022		650	676
Lamar Media Corp.
5.750% due 02/01/2026		100	108
5.875% due 02/01/2022		200	209
Land O’ Lakes, Inc.
6.000% due 11/15/2022		250	278
Laredo Petroleum, Inc.
7.375% due 05/01/2022		500	519
Lender Processing Services, Inc.
5.750% due 04/15/2023		656	694
Level 3 Financing, Inc.
5.250% due 03/15/2026		500	518
LifePoint Health, Inc.
5.375% due 05/01/2024		500	501
Mallinckrodt International Finance S.A.
5.750% due 08/01/2022		1,000	991
MGM Resorts International
4.625% due 09/01/2026		875	857
Murphy Oil Corp.
6.875% due 08/15/2024		150	155
Murphy Oil USA, Inc.
6.000% due 08/15/2023		750	792
Nexstar Escrow Corp.
5.625% due 08/01/2024		180	182

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	101

Schedule of Investments PIMCO Senior Floating Rate Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Novelis Corp.
5.875% due 09/30/2026	$650	$667
NXP BV
3.875% due 09/01/2022	650	683
4.125% due 06/01/2021	600	644
4.625% due 06/01/2023	500	548
Performance Food Group, Inc.
5.500% due 06/01/2024	125	129
Pinnacle Entertainment, Inc.
5.625% due 05/01/2024	125	126
Platform Specialty Products Corp.
6.500% due 02/01/2022	500	489
Post Holdings, Inc.
6.000% due 12/15/2022	300	318
6.750% due 12/01/2021	625	673
PQ Corp.
6.750% due 11/15/2022	200	213
Prime Security Services Borrower LLC
9.250% due 05/15/2023	650	710
Regency Energy Partners LP
4.500% due 11/01/2023	500	504
5.500% due 04/15/2023	600	620
5.875% due 03/01/2022	675	745
Reynolds Group Issuer, Inc.
5.750% due 10/15/2020	1,500	1,549
Rivers Pittsburgh Borrower LP
6.125% due 08/15/2021	500	518
Sabine Pass Liquefaction LLC
5.000% due 03/15/2027	625	642
Schaeffler Holding Finance BV (6.750% Cash or 6.750% PIK)
6.750% due 11/15/2022 (b)	500	574
SFR Group S.A.
6.000% due 05/15/2022	1,200	1,228
6.250% due 05/15/2024	350	349
7.375% due 05/01/2026	800	819
Springs Industries, Inc.
6.250% due 06/01/2021	1,550	1,612
SPX FLOW, Inc.
5.625% due 08/15/2024	475	483

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Standard Industries, Inc.
5.375% due 11/15/2024		$900	$931
5.500% due 02/15/2023		375	394
Steel Dynamics, Inc.
6.125% due 08/15/2019		100	103
T-Mobile USA, Inc.
6.000% due 03/01/2023		1,110	1,190
6.000% due 04/15/2024		900	965
Tempur Sealy International, Inc.
5.500% due 06/15/2026		550	568
TES Finance PLC
6.750% due 07/15/2020	GBP	400	405
Tesoro Logistics LP
5.875% due 10/01/2020		$196	202
6.250% due 10/15/2022		650	697
U.S. Foods, Inc.
5.875% due 06/15/2024		450	470
United States Steel Corp.
8.375% due 07/01/2021		300	329
Valvoline, Inc.
5.500% due 07/15/2024		100	105
Virgin Media Secured Finance PLC
5.500% due 08/15/2026		300	307
Western Digital Corp.
7.375% due 04/01/2023		750	825
Wolverine World Wide, Inc.
5.000% due 09/01/2026		125	127
XPO Logistics, Inc.
6.125% due 09/01/2023		150	155

			66,272

UTILITIES 0.5%
Antero Midstream Partners LP
5.375% due 09/15/2024		225	228
Frontier Communications Corp.
10.500% due 09/15/2022		300	319
Genesis Energy LP
5.625% due 06/15/2024		800	788
6.750% due 08/01/2022		775	802

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LBC Tank Terminals Holding Netherlands BV
6.875% due 05/15/2023	$250	$250
Sprint Communications, Inc.
6.000% due 11/15/2022	2,000	1,883
Sprint Corp.
7.125% due 06/15/2024	1,000	980
7.875% due 09/15/2023	500	508

		5,758

Total Corporate Bonds & Notes (Cost $80,200)		80,970

Total Investments in Securities (Cost $1,157,501)		1,160,015

	SHARES
INVESTMENTS IN AFFILIATES 12.4%

SHORT-TERM INSTRUMENTS 12.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 12.4%
PIMCO Short-Term Floating NAV Portfolio III	15,395,907	152,204

Total Short-Term Instruments (Cost $152,201)		152,204

Total Investments in Affiliates (Cost $152,201)		152,204

Total Investments 107.2% (Cost $1,309,702)		$1,312,219

Financial Derivative Instruments (c)(d) 0.0% (Cost or Premiums, net $0)		328

Other Assets and Liabilities, net (7.2)%		(88,868)

Net Assets 100.0%		$1,223,679

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-issued security.
(b)	Payment in-kind security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

The average amount of borrowings outstanding during the period ended September 30, 2016 was $(42) at a weighted average interest rate of (5.000)%. Average borrowings includes reverse repurchase agreements and sale-buyback transactions, of which there were none open at period end.

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.HY-26 5-Year Index	5.000%	06/20/2021	$56,050	$2,978	$933	$332	$0

Total Swap Agreements				$2,978	$933	$332	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

102	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2016:

Cash of $3,410 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$332	$332	$0	$0	$0	$0

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received	Unrealized Appreciation/ (Depreciation)
					Asset	Liability
UAG	10/2016	EUR	627	$700	$0	$(4)

Total Forward Foreign Currency Contracts					$0	$(4)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2016:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure (1)
UAG	$0	$0	$0	$0	$(4)	$0	$0	$(4)	$(4)	$0	$(4)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$332	$0	$0	$0	$332

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4	$0	$4

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	103

Schedule of Investments PIMCO Senior Floating Rate Fund (Cont.)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$550	$0	$0	$0	$550

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(10)	$0	$(10)
Swap Agreements	0	(142)	0	0	0	(142)

	$0	$(142)	$0	$(10)	$0	$(152)

	$0	$408	$0	$(10)	$0	$398

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$1,338	$0	$0	$0	$1,338

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$19	$0	$19
Swap Agreements	0	188	0	0	0	188

	$0	$188	$0	$19	$0	$207

	$0	$1,526	$0	$19	$0	$1,545

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Investments in Securities, at Value
Bank Loan Obligations	$0	$1,019,141	$59,904	$1,079,045
Corporate Bonds & Notes
Banking & Finance	0	8,940	0	8,940
Industrials	0	66,272	0	66,272
Utilities	0	5,758	0	5,758

	$0	$1,100,111	$59,904	$1,160,015

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$152,204	$0	$0	$152,204

Total Investments	$152,204	$1,100,111	$59,904	$1,312,219

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$332	$0	$332

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(4)	$0	$(4)

Totals	$152,204	$1,100,439	$59,904	$1,312,547

There were no significant transfers between Level 1 and 2 during the period ended September 30, 2016.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2016:

Category and Subcategory	Beginning Balance at 03/31/2016	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2016	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2016 (1)
Investments in Securities, at Value
Bank Loan Obligations	$38,925	$12,535	$(9,952)	$36	$(405)	$3,663	$33,127	$(18,025)	$59,904	$1,616

104	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2016	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Bank Loan Obligations	$695	Proxy Pricing	Base Price	99.25
	59,209	Third Party Vendor	Broker Quote	78.00-101.50

Total	$59,904

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2016 may be due to an investment no longer held or categorized as Level 3 at period end.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	105

Consolidated Schedule of Investments PIMCO Capital Securities and Financials Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 98.1%

CORPORATE BONDS & NOTES 87.7%

BANKING & FINANCE 78.7%
Allied Irish Banks PLC
4.125% due 11/26/2025 †	EUR	500	$542
American Express Co.
4.900% due 03/15/2020 (c)		$500	494
Australia & New Zealand Banking Group Ltd.
6.750% due 06/15/2026 (c)		800	882
Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 (c)	EUR	600	626
Banco Popular Espanol S.A.
8.250% due 04/10/2020 (c)		200	204
Bank of America Corp.
6.300% due 03/10/2026 (c)		$1,000	1,089
Bank of Ireland
7.375% due 06/18/2020 (c)	EUR	500	537
Bank of New York Mellon Corp.
4.625% due 09/20/2026 (c)		$1,000	987
Barclays Bank PLC
7.625% due 11/21/2022		500	556
Barclays PLC
8.000% due 12/15/2020 (c)	EUR	700	789
Catlin Insurance Co. Ltd.
7.249% due 01/19/2017 (c)		$1,000	788
Citigroup, Inc.
6.250% due 08/15/2026 (c)		1,100	1,186
CoBank ACB
6.250% due 10/01/2026 (c)		1,000	1,096
Cooperatieve Rabobank UA
6.625% due 06/29/2021 (c)	EUR	600	711
Credit Agricole S.A.
7.875% due 01/23/2024 †(c)		$1,000	1,004
Credit Suisse Group AG
6.250% due 12/18/2024 (c)		400	380
7.500% due 12/11/2023 (c)		900	918
CYBG PLC
5.000% due 02/09/2026	GBP	200	250
Deutsche Bank AG
6.000% due 04/30/2022 (c)	EUR	500	426
E*TRADE Financial Corp.
5.875% due 09/15/2026 (c)		$1,000	1,037
HSBC Holdings PLC
6.000% due 09/29/2023 †(c)	EUR	500	590
Intesa Sanpaolo SpA
5.710% due 01/15/2026		$900	853
7.000% due 01/19/2021 (c)	EUR	200	209

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JPMorgan Chase & Co.
7.900% due 04/30/2018 (c)		$1,000	$1,029
Lloyds Banking Group PLC
7.875% due 06/27/2029 (c)	GBP	500	675
MetLife Capital Trust
7.875% due 12/15/2067		$1,000	1,260
MGIC Investment Corp.
5.750% due 08/15/2023		1,000	1,042
Nationwide Building Society
10.250% due 06/29/2019 (c)	GBP	4	582
Northern Trust Corp.
4.600% due 10/01/2026 (c)		$1,000	1,019
Pacific Life Insurance Co.
9.250% due 06/15/2039		500	782
PNC Preferred Funding Trust
2.500% due 03/15/2017 (c)		1,200	1,152
Radian Group, Inc.
7.000% due 03/15/2021		500	563
Royal Bank of Scotland Group PLC
8.625% due 08/15/2021 (c)		1,000	987
Santander UK Group Holdings PLC
7.375% due 06/24/2022 (c)	GBP	650	834
Societe Generale S.A.
7.375% due 09/13/2021 (c)		$400	393
8.000% due 09/29/2025 (c)		600	597
UBS AG
7.625% due 08/17/2022		750	876
UBS Group AG
5.750% due 02/19/2022 (c)	EUR	500	580
Wells Fargo & Co.
5.875% due 06/15/2025 (c)		$300	326

			28,851

INDUSTRIALS 9.0%
BHP Billiton Finance USA Ltd.
6.750% due 10/19/2075 †		1,000	1,135
Dairy Farmers of America, Inc.
7.125% due 12/01/2026 (c)		1,000	1,032
MSCI, Inc.
4.750% due 08/01/2026		600	609
SFR Group S.A.
7.375% due 05/01/2026		500	512

			3,288

Total Corporate Bonds & Notes (Cost $31,091)			32,139

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 1.4%

FINANCIALS 1.4%
Capital One Financial Corp.	3,600	$259
Citizens Financial Group, Inc.	10,900	269

Total Common Stocks (Cost $569)		528

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 9.0%

SHORT-TERM NOTES 9.0%
Federal Home Loan Bank
0.223% due 10/31/2016 (a)(b)	$100	100
0.269% due 11/23/2016 (a)(b)	900	900
0.294% due 10/28/2016 - 11/16/2016 (a)(b)	1,800	1,799
0.304% due 10/28/2016 (a)(b)	500	500

		3,299

Total Short-Term Instruments (Cost $3,299)		3,299

Total Investments in Securities (Cost $34,959)		35,966

	SHARES
INVESTMENTS IN AFFILIATES 0.3%

SHORT-TERM INSTRUMENTS 0.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.3%
PIMCO Short-Term Floating NAV Portfolio III	10,300	102

Total Short-Term Instruments (Cost $102)		102

Total Investments in Affiliates (Cost $102)		102

Total Investments 98.4% (Cost $35,061)		$36,068

Financial Derivative Instruments (d)(e) 0.1% (Cost or Premiums, net $(30))		52

Other Assets and Liabilities, net 1.5%		530

Net Assets 100.0%		$36,650

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
†	All or a portion of this security is owned by PIMCO Capital Securities Fund (Cayman) Ltd., which is a 100% owned subsidiary of the Fund.
(a)	Zero coupon security.
(b)	Coupon represents a yield to maturity.
(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond December Futures	Short	12/2016	1	$(1)	$1	$0
U.S. Treasury 5-Year Note December Futures	Long	12/2016	15	0	0	(3)
U.S. Treasury 10-Year Note December Futures	Short	12/2016	7	1	2	0

Total Futures Contracts				$0	$3	$(3)

106	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized (Depreciation)	Variation Margin
								Asset	Liability
Receive	6-Month GBP-LIBOR *	1.750%	03/15/2047	GBP	200	$(53)	$(50)	$6	$0

Total Swap Agreements						$(53)	$(50)	$6	$0

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2016:

Cash of $60 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared (1)	$0	$3	$6	$9	$0	$(3)	$0	$(3)

(1)

The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
BOA	10/2016	†	EUR	678		$759	$0	$(3)
	10/2016	†	GBP	2,045		2,705	55	0
BPS	10/2016	†		$256	EUR	228	0	0
	10/2016			2,703	GBP	2,078	0	(10)
	11/2016	†	EUR	229		$257	0	0
	11/2016	†	GBP	2,078		2,705	10	0
CBK	10/2016		EUR	293		328	0	(1)
GLM	10/2016	†		53		60	0	0
	10/2016		GBP	175		228	1	0
	10/2016			$5,485	EUR	4,892	11	0
	11/2016	†	EUR	4,724		$5,302	0	(12)
JPM	10/2016	†		691		777	0	0
	10/2016		GBP	52		69	2	0
	10/2016			$411	EUR	366	0	0
MSB	10/2016		EUR	3,691		$4,175	29	0
SCX	10/2016		GBP	13		17	0	0
	10/2016	†		$275	GBP	207	0	(6)
UAG	10/2016		EUR	80		$89	0	(1)

Total Forward Foreign Currency Contracts							$108	$(33)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2016 (2)	Notional Amount (3)		Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
CBK	Deutsche Bank AG	1.000%	12/20/2017	2.453%	EUR	100	$(9)	$0	$0	$(9)
JPM	Deutsche Bank AG	1.000	12/20/2021	4.832		100	(21)	1	0	(20)

							$(30)	$1	$0	$(29)

Total Swap Agreements							$(30)	$1	$0	$(29)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	107

Consolidated Schedule of Investments PIMCO Capital Securities and Financials Fund (Cont.)

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2016:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure (4)
PIMCO Capital Securities and Financials Fund
BOA	$46	$0	$0	$46	$0	$0	$0	$0	$46	$0	$46
BPS	8	0	0	8	(8)	0	0	(8)	0	0	0
GLM	10	0	0	10	(10)	0	0	(10)	0	0	0
JPM	2	0	0	2	0	0	(20)	(20)	(18)	0	(18)
MSB	29	0	0	29	0	0	0	0	29	0	29
SCX	0	0	0	0	(6)	0	0	(6)	(6)	0	(6)
UAG	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
CBK	0	0	0	0	0	0	(9)	(9)	(9)	0	(9)

PIMCO Capital Securities Fund (Cayman) Ltd. (Subsidiary)
BOA	9	0	0	9	(3)	0	0	(3)	6	0	6
BPS	2	0	0	2	(2)	0	0	(2)	0	0	0
CBK	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
GLM	2	0	0	2	(2)	0	0	(2)	0	0	0

Total Over the Counter	$108	$0	$0	$108	$(33)	$0	$(29)	$(62)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$3	$3
Swap Agreements	0	0	0	0	6	6

	$0	$0	$0	$0	$9	$9

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$108	$0	$108

	$0	$0	$0	$108	$9	$117

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$3	$3

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$33	$0	$33
Swap Agreements	0	29	0	0	0	29

	$0	$29	$0	$33	$0	$62

	$0	$29	$0	$33	$3	$65

108	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$38	$38
Swap Agreements	0	0	0	0	7	7

	$0	$0	$0	$0	$45	$45

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$32	$0	$32

	$0	$0	$0	$32	$45	$77

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(14)	$(14)
Swap Agreements	0	0	0	0	(46)	(46)

	$0	$0	$0	$0	$(60)	$(60)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$339	$0	$339
Swap Agreements	0	2	0	0	0	2

	$0	$2	$0	$339	$0	$341

	$0	$2	$0	$339	$(60)	$281

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$28,851	$0	$28,851
Industrials	0	3,288	0	3,288
Common Stocks
Financials	528	0	0	528
Short-Term Instruments
Short-Term Notes	0	3,299	0	3,299

	$528	$35,438	$0	$35,966

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$102	$0	$0	$102

Total Investments	$630	$35,438	$0	$36,068

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$3	$6	$0	$9
Over the counter	0	108	0	108

	$3	$114	$0	$117

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(3)	0	0	(3)
Over the counter	0	(62)	0	(62)

	$(3)	$(62)	$0	$(65)

Totals	$630	$35,490	$0	$36,120

There were no significant transfers between Levels 1, 2, or 3 during the period ended September 30, 2016.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	109

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A, Class C and Class R shares of the funds (each a “Fund” and collectively the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled within a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies are recorded as dividend income. Long-term capital gain distributions received from registered investment companies are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily declaring dividend funds, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. For non-daily declaring dividend funds, income and non-class specific expenses are allocated daily to each class

110	PIMCO CREDIT BOND FUNDS

September 30, 2016 (Unaudited)

on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency
Fund Name	Declared	Distributed
PIMCO Diversified Income Fund	Daily	Monthly
PIMCO Floating Income Fund	Daily	Monthly
PIMCO High Yield Spectrum Fund	Daily	Monthly
PIMCO Long-Term Credit Fund	Daily	Monthly
PIMCO Senior Floating Rate Fund	Daily	Monthly
PIMCO Capital Securities and Financials Fund	Quarterly	Quarterly
PIMCO Credit Absolute Return Fund	Quarterly	Quarterly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of transactions that may cause character differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a Statement of Cash Flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the entity’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the entity had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Funds with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, or sale-buyback transactions, have been determined to be at a level requiring a Statement of Cash Flows. The Statement of Cash Flows, as applicable, have been prepared using the indirect method which requires net increase (decrease) in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(f) New Accounting Pronouncements  In August 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. The ASU did not have an impact on the Funds’ financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	111

Notes to Financial Statements (Cont.)

Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class. On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded

112	PIMCO CREDIT BOND FUNDS

September 30, 2016 (Unaudited)

in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The

Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	113

Notes to Financial Statements (Cont.)

(loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer

114	PIMCO CREDIT BOND FUNDS

September 30, 2016 (Unaudited)

details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithm formulas based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest in the PIMCO Short-Term Floating NAV Portfolio III (“Central Fund”) to the extent permitted by the Act and rules thereunder. The Central Fund is a registered investment company created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Fund are money market and short maturity fixed income instruments. The Central Fund may incur expenses related to its investment activities, but does not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Fund is considered to be affiliated with the Funds. The table below shows the Funds’ transactions in and earnings from investments in the affiliated Fund for the period ended September 30, 2016 (amounts in thousands†):

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	115

Notes to Financial Statements (Cont.)

Investments in PIMCO Short-Term Floating NAV Portfolio III

Fund Name	Market Value 03/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO Credit Absolute Return Fund	$83,253	$187,368	$(157,000)	$65	$(27)	$113,659	$367	$0
PIMCO Diversified Income Fund	166,782	619,106	(701,300)	47	55	84,690	806	0
PIMCO Floating Income Fund	36,980	86,295	(111,700)	29	(13)	11,591	94	0
PIMCO High Yield Spectrum Fund	156,178	423,439	(456,900)	104	(60)	122,761	539	0
PIMCO Long-Term Credit Fund	44,844	772,734	(758,436)	28	(6)	59,164	198	0
PIMCO Senior Floating Rate Fund	73,961	408,987	(330,800)	67	(11)	152,204	687	0
PIMCO Capital Securities and Financials Fund	0	4,002	(3,900)	0	0	102	2	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(d) in the Notes to Financial Statements for more information.

(b) Investments in Securities

Inflation-Indexed Bonds  Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

Loan Participations, Assignments and Originations  Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by a Fund or Funds. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. As of September 30, 2016, the PIMCO Diversified Income Fund, PIMCO High Yield Spectrum Fund and PIMCO Senior Floating Rate Fund had $1,687,020, $3,473,276 and $1,412,036, respectively, in unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities

116	PIMCO CREDIT BOND FUNDS

September 30, 2016 (Unaudited)

provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

REITs  Certain Funds may invest in REITs, which are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Payment In-Kind Securities  Certain Funds may invest in payment in-kind securities (“PIKs”). PIKs may give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statements of Assets and Liabilities.

Restricted Securities  Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may generally be sold privately, but are required to be registered or

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	117

Notes to Financial Statements (Cont.)

exempted from such registration before being sold to the public, such as the securities of U.S. and non-U.S. issuers that are issued through private offerings without registration with the SEC pursuant to Regulation S under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities held by the Funds at September 30, 2016 are disclosed in the Notes to Schedules of Investments.

U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Certain Funds may engage in strategies where they seek to extend the expiration or maturity of a position, such as a To Be Announced

(“TBA”) security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  Certain Funds may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Line of Credit  The PIMCO High Yield Spectrum Fund and PIMCO Senior Floating Rate Fund entered into a 364-day senior unsecured revolving credit agreement with State Street Bank & Trust Company and other commercial banks to be utilized for temporary purposes to fund shareholder redemptions or for other short-term liquidity purposes. State Street Bank & Trust Company serves as both a bank and as an agent for the other banks that are parties to the agreement. The Funds pay financing charges based on a combination of LIBOR-based variable plus a credit spread. The Funds also pay a fee of 0.15% per annum on the unused commitment amounts. The agreements expire on September 5, 2017 unless extended or renewed. There is a maximum available commitment amount for the Funds equal to $11,862,745 and $127,843,137, respectively. Prior to September 6, 2016, the maximum commitment amounts were $100,000,000 and $200,000,000, respectively. Commitment, upfront and interest fees of $145,906 and $278,162, respectively, paid by the Funds are disclosed as part of interest expense in the Statements of Operations.

During the period, there were no borrowings on this line of credit.

(b) Repurchase Agreements  Certain Funds may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an

118	PIMCO CREDIT BOND FUNDS

September 30, 2016 (Unaudited)

obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements, and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(c) Reverse Repurchase Agreements  Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(d) Sale-Buybacks  Certain Funds may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(e) Short Sales  Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it may not own in anticipation of a decline in the fair value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Fund is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  Certain Funds may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	119

Notes to Financial Statements (Cont.)

closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  Certain Funds may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Funds may write or purchase options to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  Certain Funds may write or purchase credit default swaptions to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  Certain Funds may write or purchase foreign currency options. Purchasing foreign currency options gives a Fund the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  Certain Funds may write or purchase inflation-capped options to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  Certain Funds may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

120	PIMCO CREDIT BOND FUNDS

September 30, 2016 (Unaudited)

Options on Exchange-Traded Futures Contracts  Certain Funds may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Indices  Certain Funds may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

Options on Securities  Certain Funds may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. A Fund may write or purchase options to enhance returns or to hedge an existing position or future investment.

(d) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying a Fund’s investment policies and restrictions, swap agreements are generally valued by a Fund at market value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Credit Default Swap Agreements  Certain Funds may use credit default swaps on corporate, loan, sovereign, U.S. municipal or

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	121

Notes to Financial Statements (Cont.)

U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery

122	PIMCO CREDIT BOND FUNDS

September 30, 2016 (Unaudited)

values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  Certain Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because a Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Market Risks  A Fund’s investments in financial derivative instruments and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign (non U.S.) currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by a Fund will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Fund may lose money if these changes are not anticipated by the Fund’s management. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). At present, the U.S. and many parts of the world, including certain European countries, are at or near historically low interest rates. The Funds may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Fund to lose value. If a Fund lost enough value, the Fund could face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Fund. Also, the Fund may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Fund in the same manner as a high volume of redemption requests. Large shareholder transactions may impact the Fund’s liquidity and net asset value. Such transactions may also increase the Fund’s transaction costs or otherwise cause the Fund to perform differently than intended. Moreover, the Fund is subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder.

To the extent that a Fund may invest in securities and instruments that are economically tied to Russia, the Fund is subject to various risks such as, but not limited to political, economic, legal, market and currency

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	123

Notes to Financial Statements (Cont.)

risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact a Fund’s performance and/or ability to achieve its investment objective. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If a Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency-denominated securities may reduce the Fund’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

A Fund’s investments in commodity-linked financial derivative instruments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  A Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the creditworthiness of the Fund’s clearing broker, or the clearinghouse itself, rather than to a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Fund. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Funds through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to a Fund exceed a predetermined threshold, such counterparty shall advance collateral to the Fund in the form of cash or securities equal in value to the unpaid amount owed to the Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently decreases, the Fund would be required to return to the counterparty all

124	PIMCO CREDIT BOND FUNDS

September 30, 2016 (Unaudited)

or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	125

Notes to Financial Statements (Cont.)

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

8. BASIS FOR CONSOLIDATION

PIMCO Capital Securities Fund (Cayman) Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the PIMCO Capital Securities and Financials Fund (the “CSF Fund”) in order to effect certain investments for the CSF Fund consistent with the CSF Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. The CSF Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the CSF Fund and the Subsidiary. The consolidated financial statements include the accounts of the CSF Fund and the Subsidiary, if any. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the CSF Fund and the Subsidiary, comprising the entire issued share capital of the Subsidiary, with the intent that the CSF Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. See the table below for details regarding the structure, incorporation and relationship as of period end of the Subsidiary to the CSF Fund (amounts in thousands).

Date of Incorporation	02/04/2015
Subscription Agreement	03/01/2015
Fund Net Assets	$36,650
Subsidiary % of Fund Net Assets	6.5%
Subsidiary Financial Statement Information
Total assets	$2,461
Total liabilities	66
Net assets	$2,395
Total income	93
Net investment income (loss)	79
Net realized gain (loss)	(78)
Net change in unrealized appreciation (depreciation)	253
Increase (decrease) in net assets resulting from operations	$254

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at an annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	Class P	Administrative Class	Class D	Class A	Class C	Class R
PIMCO Credit Absolute Return Fund	0.60%	0.30%	0.40%	N/A	0.45%	0.45%	0.45%	N/A
PIMCO Diversified Income Fund	0.45%	0.30%	0.40%	0.30%	0.45%	0.45%	0.45%	N/A
PIMCO Floating Income Fund	0.30%	0.25%	0.35%	0.25%	0.40%	0.40%	0.40%	N/A
PIMCO High Yield Spectrum Fund	0.30%	0.30%	0.40%	N/A	0.40%	0.40%	0.40%	0.40%
PIMCO Long-Term Credit Fund	0.30%	0.25%	0.35%	N/A	0.40%	N/A	N/A	N/A
PIMCO Senior Floating Rate Fund	0.40%	0.30%	0.40%	N/A	0.35%	0.35%	0.35%	N/A
PIMCO Capital Securities and Financials Fund	0.44%	0.35%	0.45%	N/A	0.45%	0.45%	0.45%	0.45%

126	PIMCO CREDIT BOND FUNDS

September 30, 2016 (Unaudited)

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of each Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, a Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A
All Funds	—	0.25%
Class C
PIMCO Floating Income Fund	0.30%	0.25%
All other Funds	0.75%	0.25%
Class R
All Funds	0.25%	0.25%

	Distribution and/or Servicing Fee
Administrative Class and Class D
All Funds	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund. For the period ended September 30, 2016, the Distributor retained $3,410,859 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Redemption Fees  Shareholders of the PIMCO Senior Floating Rate Fund were subject to a redemption fee on redemptions and exchanges of 1.00% of the NAV of the PIMCO Senior Floating Rate Fund shares redeemed or exchanged. Redemption fees were charged on shares redeemed or exchanged within 30 days after their acquisition, including shares acquired through exchanges. Actual redemption fees charged are reported on the Statements of Changes in Net Assets.

(e) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	127

Notes to Financial Statements (Cont.)

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $145,000, plus $15,000 for each Board meeting attended in person, $750 ($2,000 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000, the valuation oversight committee lead receives an additional annual retainer of $8,500 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional annual retainer of $4,250) and the governance committee chair receives an additional annual retainer of $2,250. The Lead Independent Trustee receives an annual retainer of $13,000.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets except PIMCO Short-Term

Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(f) Expense Limitation  Pursuant to the PIMCO Funds Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse the Funds, to the extent that the payment of each Fund’s organizational expenses and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed to PIMCO, to the extent the Fund’s annualized total portfolio operating expenses plus the amount reimbursed does not exceed the Expense Limit. For the period ended September 30, 2016, the remaining recoverable amounts to PIMCO are disclosed in the table below (in thousands†):

	Expiring within
Fund Name	12 months	13 - 24 months	25 - 36 months	Total
PIMCO Capital Securities and Financials Fund	$0	$0	$84	$84

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(g) Acquired Fund Fees and Expenses  The Subsidiary has entered into a separate contract with PIMCO for the management of the Subsidiary’s portfolio pursuant to which the Subsidiary pays PIMCO a management fee and administrative services fee at the annual rate of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and Supervisory and Administrative Fees it receives from the Commodity Subsidiary in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Subsidiary is in place. The waiver is reflected in the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. During the period ended September 30, 2016, the amount was $13,757.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended September 30, 2016, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands†):

Fund Name	Purchases	Sales
PIMCO Credit Absolute Return Fund	$12,189	$37,261
PIMCO Diversified Income Fund	33,982	60,283
PIMCO Floating Income Fund	8,953	10,754
PIMCO High Yield Spectrum Fund	11,192	10,020
PIMCO Long Term Credit Fund	48,293	138,453
PIMCO Senior Floating Rate Fund	85,258	11,834
PIMCO Capital Securities and Financials Fund	0	2,746

†	A zero balance may reflect actual amounts rounding to less than one thousand.

128	PIMCO CREDIT BOND FUNDS

September 30, 2016 (Unaudited)

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2016, were as follows (amounts in thousands†):

	U S Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO Credit Absolute Return Fund	$65,922	$94,466	$178,862	$190,412
PIMCO Diversified Income Fund	1,294,003	1,146,703	987,640	542,944
PIMCO Floating Income Fund	425,901	349,933	79,449	74,711
PIMCO High Yield Spectrum Fund	0	0	317,017	191,760
PIMCO Long Term Credit Fund	1,472,907	1,655,318	516,382	479,476
PIMCO Senior Floating Rate Fund	0	0	510,145	83,751
PIMCO Capital Securities and Financials Fund	0	0	21,796	21,996

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	129

Notes to Financial Statements (Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Credit Absolute Return Fund				PIMCO Diversified Income Fund
	Six Months Ended 09/30/2016 (Unaudited)		Year Ended 03/31/2016		Six Months Ended 09/30/2016 (Unaudited)		Year Ended 03/31/2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	9,662	$93,672	8,970	$86,307	49,702	$524,400	54,264	$572,531
Class P	96	925	1,424	14,158	1,693	17,958	2,843	29,241
Administrative Class	0	0	0	0	408	4,353	278	2,943
Class D	57	555	685	6,865	1,870	19,801	2,346	25,100
Class A	5	52	623	6,079	2,009	21,296	4,143	43,768
Class C	23	217	137	1,348	744	7,868	1,927	20,182
Class R	0	0	24 ^	241 ^	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	372	3,575	1,994	19,209	4,454	47,219	13,506	139,564
Class P	14	137	115	1,103	115	1,218	295	3,039
Administrative Class	0	0	0	0	19	199	63	646
Class D	5	48	33	320	102	1,081	336	3,472
Class A	13	129	60	579	279	2,957	944	9,738
Class C	4	36	23	222	143	1,518	551	5,679
Class R	0	0	1 ^	6 ^	0	0	0	0
Cost of shares redeemed
Institutional Class	(10,311)	(98,670)	(51,638)	(495,076)	(23,726)	(252,188)	(78,732)	(827,303)
Class P	(666)	(6,365)	(3,937)	(37,751)	(769)	(8,151)	(2,451)	(25,208)
Administrative Class	0	0	0	0	(261)	(2,717)	(343)	(3,608)
Class D	(134)	(1,274)	(1,572)	(15,266)	(796)	(8,374)	(3,375)	(35,579)
Class A	(218)	(2,092)	(969)	(9,339)	(2,018)	(21,332)	(5,441)	(56,887)
Class C	(175)	(1,656)	(438)	(4,209)	(1,191)	(12,518)	(3,381)	(35,272)
Class R	0	0	(92)^	(866)^	0	0	0	0
Net increase (decrease) resulting from Fund share transactions	(1,253)	$(10,711)	(44,557)	$(426,070)	32,777	$344,588	(12,227)	$(127,954)

130	PIMCO CREDIT BOND FUNDS

September 30, 2016 (Unaudited)

PIMCO Floating Income Fund				PIMCO High Yield Spectrum Fund				PIMCO Long-Term Credit Fund
Six Months Ended 09/30/2016 (Unaudited)		Year Ended 03/31/2016		Six Months Ended 09/30/2016 (Unaudited)		Year Ended 03/31/2016		Six Months Ended 09/30/2016 (Unaudited)		Year Ended 03/31/2016
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

907	$7,372	5,687	$45,764	35,049	$335,376	40,862	$380,931	25,153	$302,024	70,807	$851,260
879	7,099	2,206	17,800	4,669	44,805	8,483	76,590	2,243	26,562	1,176	13,431
1	16	3	28	0	0	0	0	0	0	0	0
608	4,939	1,351	10,903	4,787	45,808	8,845	83,866	204	2,514	172	2,126
2,221	17,861	3,968	32,232	1,729	16,740	3,477	33,396	0	0	0	0
286	2,297	1,186	9,595	212	2,016	157	1,481	0	0	0	0
0	0	0	0	0	0	0	0	0	0	0	0

163	1,306	1,453	11,660	5,330	51,146	12,789	121,606	6,715	80,859	35,420	399,934
34	269	172	1,380	443	4,246	564	5,310	32	389	5	56
1	5	2	15	0	0	0	0	0	0	0	0
28	224	103	825	177	1,696	285	2,724	5	56	22	249
230	1,847	732	5,843	58	560	113	1,081	0	0	0	0
136	1,090	455	3,626	18	174	49	470	0	0	0	0
0	0	0	0	0	0	0	0	0	0	0	0

(2,470)	(19,843)	(32,195)	(246,769)	(39,527)	(374,649)	(58,353)	(561,548)	(59,033)	(711,447)	(114,327)	(1,355,526)
(452)	(3,587)	(18,025)	(137,824)	(2,770)	(26,234)	(1,539)	(14,674)	(337)	(4,052)	(5,779)	(70,332)
(8)	(67)	(15)	(124)	0	0	0	0	0	0	0	0
(361)	(2,830)	(2,317)	(18,380)	(3,749)	(35,798)	(9,706)	(93,338)	(47)	(560)	(139)	(1,621)
(3,017)	(24,182)	(10,089)	(80,215)	(759)	(7,202)	(3,324)	(31,796)	0	0	0	0
(1,659)	(13,203)	(4,981)	(39,627)	(112)	(1,075)	(488)	(4,625)	0	0	0	0
0	0	0	0	0	0	0	0	0	0	0	0
(2,473)	$(19,387)	(50,304)	$(383,268)	5,555	$57,609	2,214	$1,474	(25,065)	$(303,655)	(12,643)	$(160,423)

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	131

Notes to Financial Statements (Cont.)

	PIMCO Senior Floating Rate Fund				PIMCO Capital Securities and Financials Fund
	Six Months Ended 09/30/2016 (Unaudited)		Year Ended 03/31/2016		Six Months Ended 09/30/2016 (Unaudited)		Inception date through 03/31/2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	34,797	$341,070	7,124	$69,995	998	$9,832	4,759	$46,966
Class P	108	1,068	352	3,437	1	5	39	390
Administrative Class	0	0	0	0	0	0	0	0
Class D	247	2,430	574	5,587	170	1,669	293	2,760
Class A	715	7,012	1,900	18,836	26	245	247	2,457
Class C	301	2,940	957	9,462	9	86	48	475
Class R	0	0	206 ^	2,052 ^	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	1,664	16,342	5,954	58,692	84	824	138	1,328
Class P	22	212	69	679	1	10	1	14
Administrative Class	0	0	0	0	0	0	0	0
Class D	22	218	62	604	11	103	4	42
Class A	108	1,063	291	2,861	1	14	9	83
Class C	69	680	189	1,854	0	5	1	9
Class R	0	0	13 ^	125 ^	0	0	0	0
Cost of shares redeemed
Institutional Class	(8,739)	(85,534)	(163,570)	(1,612,355)	(810)	(7,950)	(1,994)	(19,154)
Class P	(236)	(2,311)	(1,379)	(13,499)	(6)	(59)	(2)	(24)
Administrative Class	0	0	0	0	0	0	0	0
Class D	(325)	(3,179)	(1,085)	(10,538)	(47)	(457)	(3)	(29)
Class A	(1,063)	(10,412)	(4,964)	(48,665)	(257)	(2,477)	(4)	(37)
Class C	(761)	(7,441)	(3,141)	(30,830)	(1)	(10)	(33)	(312)
Class R	0	0	(666)^	(6,394)^	0	0	0	0
Net increase (decrease) resulting from Fund share transactions	26,929	$264,158	(157,114)	$(1,548,097)	180	$1,840	3,503	$34,968

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares
	Non Related Parties	Related Parties*	Non Related Parties	Related Parties*
PIMCO Credit Absolute Return Fund	2	0	27%	0%
PIMCO High Yield Spectrum Fund	0	2	0%	72%
PIMCO Senior Floating Rate Fund	0	2	0%	65%
PIMCO Capital Securities and Financials Fund	0	2	0%	30%

*	Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.
^	Class R Shares liquidated at the close of business on January 22, 2016.
†	A zero balance may reflect actual amounts rounding to less than one thousand.

14. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a non-public investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with the opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Fund or on PIMCO’s ability to provide investment management services to any Fund.

The foregoing speaks only as of the date of this report.

132	PIMCO CREDIT BOND FUNDS

September 30, 2016 (Unaudited)

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of September 30, 2016, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ending in 2013-2015, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Funds may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative instruments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives. The Funds may also gain exposure indirectly to commodity markets by investing in the Commodity Subsidiary, which invests primarily in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and/or other fixed income instruments.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Fund must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Fund will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through any Investments in the Commodity Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and a Fund’s investments in the Commodity Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of a Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its Prospectus.

The IRS recently issued proposed regulations that, if finalized, would generally treat the Funds’ income inclusion with respect to the Commodity Subsidiary as qualifying income only if there is a distribution out of the earnings and profits of the Commodity Subsidiary that are attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final.

The IRS also recently issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act.

If, during a taxable year, a Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to a Fund as a deductible amount for income tax purposes. In the event a Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to a Fund as income for Federal income tax purposes.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	133

Notes to Financial Statements (Cont.)

September 30, 2016 (Unaudited)

As of March 31, 2016, the Funds had accumulated capital losses expiring in the following years (amounts in thousands†). The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

	Expiration of Accumulated Capital Losses (1)
	03/31/2017	03/31/2018	03/31/2019
PIMCO Credit Absolute Return Fund	$0	$0	$0
PIMCO Diversified Income Fund	0	0	0
PIMCO Floating Income Fund*	299,522	41,823	0
PIMCO High Yield Spectrum Fund	0	0	0
PIMCO Long Term Credit Fund	0	0	0
PIMCO Senior Floating Rate Fund	0	0	0
PIMCO Capital Securities and Financials Fund	0	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2016, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†) (1):

	Short-Term	Long-Term
PIMCO Credit Absolute Return Fund	$36,685	$21,317
PIMCO Diversified Income Fund	2,302	25,723
PIMCO Floating Income Fund*	155,215	14,439
PIMCO High Yield Spectrum Fund	3,997	40,128
PIMCO Long Term Credit Fund	3,941	0
PIMCO Senior Floating Rate Fund	817	59,880
PIMCO Capital Securities and Financials Fund	842	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	*Portion of amount represents realized loss and recognized built-in loss under IRC 382-383, which is carried forward to future years to offset future realized gain subject to certain limitations.

As of September 30, 2016, the aggregate cost and the net unrealized appreciation (depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (2)
PIMCO Credit Absolute Return Fund	$403,047	$8,488	$(5,185)	$3,303
PIMCO Diversified Income Fund	2,939,367	98,868	(109,818)	(10,950)
PIMCO Floating Income Fund	432,240	8,200	(44,473)	(36,273)
PIMCO High Yield Spectrum Fund	2,111,455	68,554	(116,740)	(48,186)
PIMCO Long-Term Credit Fund	3,843,599	249,307	(44,158)	205,149
PIMCO Senior Floating Rate Fund	1,310,889	9,527	(8,197)	1,330
PIMCO Capital Securities and Financials Fund	35,144	1,276	(352)	924

(2)	Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

16. SUBSEQUENT EVENTS

On August 19, 2016, the Board approved the liquidation of the Administrative Class shares of the PIMCO Floating Income Fund. The liquidation of the Administrative Class shares occurred on October 28, 2016.

On November 1, 2016, the Board approved the liquidation of the Class D shares of the PIMCO Long-Term Credit Fund. The liquidation of the Class D shares is expected to occur on January 13, 2017. Additionally, the Board approved to change the name of the PIMCO Floating Income Fund to PIMCO Low Duration Income Fund and approved changes to the Fund’s investment objective, management fee, principal investment strategies and benchmark indices. This is expected to occur on January 23, 2017.

There were no other subsequent events identified that require recognition or disclosure.

134	PIMCO CREDIT BOND FUNDS

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.
BCY	Barclays Capital, Inc.	FOB	Credit Suisse Securities (USA) LLC	NAB	National Australia Bank Ltd.
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	NGF	Nomura Global Financial Products, Inc.
BOS	Banc of America Securities LLC	GSC	Goldman Sachs & Co.	NXN	Natixis New York
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RBC	Royal Bank of Canada
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	RDR	RBC Capital Markets
BSN	Bank of Nova Scotia	JML	JP Morgan Securities Plc	SCX	Standard Chartered Bank
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	SOG	Societe Generale
CFR	Credit Suisse Securities (Europe) Ltd.	JPS	JPMorgan Securities, Inc.	SSB	State Street Bank and Trust Co.
DEU	Deutsche Bank Securities, Inc.	MEI	Merrill Lynch International	TDM	TD Securities (USA) LLC
DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank, N.A	TOR	Toronto Dominion Bank
FAR	Wells Fargo Bank National Association	MSC	Morgan Stanley & Co., Inc.	UAG	UBS AG Stamford

Currency Abbreviations:
AUD	Australian Dollar	HKD	Hong Kong Dollar	RUB	Russian Ruble
BRL	Brazilian Real	IDR	Indonesian Rupiah	SGD	Singapore Dollar
CAD	Canadian Dollar	INR	Indian Rupee	THB	Thai Baht
CHF	Swiss Franc	JPY	Japanese Yen	TRY	Turkish New Lira
CNH	Chinese Renminbi (Offshore)	KRW	South Korean Won	TWD	Taiwanese Dollar
CNY	Chinese Renminbi (Mainland)	MXN	Mexican Peso	USD (or $)	United States Dollar
EUR	Euro	NZD	New Zealand Dollar	ZAR	South African Rand
GBP	British Pound	PLN	Polish Zloty

Exchange Abbreviations:
EUREX	Eurex Exchange	OTC	Over the Counter

Index/Spread Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CMBX	Commercial Mortgage-Backed Index	MCDX	Municipal Bond Credit Derivative Index
CDX.HY	Credit Derivatives Index - High Yield	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	S&P 500	Standard & Poor’s 500 Index
CDX.IG	Credit Derivatives Index - Investment Grade

Other Abbreviations:
ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	MSCI	Morgan Stanley Capital International
ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	PIK	Payment-in-Kind
BABs	Build America Bonds	JIBAR	Johannesburg Interbank Agreed Rate	REMIC	Real Estate Mortgage Investment Conduit
BBR	Bank Bill Rate	JSC	Joint Stock Company	SP - ADR	Sponsored American Depositary Receipt
BP	Basis Points	LIBOR	London Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles
CDO	Collateralized Debt Obligation	MBS	Mortgage-Backed Security	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	135

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement and Amended and Restated Sub-Advisory Agreement

At a meeting held on August 15-16, 2016, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2017. The Board also considered and unanimously approved the renewal of the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement” and together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2017. In addition, the Board considered and unanimously approved the renewal of the: (i) Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); and (ii) Amended and Restated Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between PIMCO, on behalf of PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE Fundamental PLUS EMG Fund, PIMCO RAE Fundamental PLUS Fund, PIMCO RAE Fundamental PLUS International Fund, PIMCO RAE Fundamental PLUS Small Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund, PIMCO RAE Worldwide Fundamental Advantage PLUS Fund and PIMCO RAE Worldwide Long/Short PLUS Fund, each a series of the Trust, and Research Affiliates, each for an additional one-year term through August 31, 2017.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. Information Received

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Funds, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds, and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance information and fee and expense data. The Board received presentations on matters related to the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 15-16, 2016 meeting. The Independent Trustees also conducted a telephonic meeting with counsel to the Trust and the Independent Trustees in advance of the August 15-16, 2016 meeting to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement. In addition, the Independent Trustees requested and received additional information from PIMCO including, but not limited to, information related to profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the

136	PIMCO CREDIT BOND FUNDS

(Unaudited)

information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement, but is not intended to summarize all of the factors considered by the Board.

2. Nature, Extent and Quality of Services

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to investing in information technology and infrastructure supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract, retain and promote qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Funds.

The Trustees considered information they had received about the steps that PIMCO has taken with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the Counterparty Risk Committee, which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees also considered that PIMCO has continued to strengthen the process it uses to assess the financial stability of counterparties with which the Funds do business, to manage collateral and to protect the Funds from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2015, including, but not limited to: continuing enhancement of analytics and technology systems; enhancing data processing and security and development tools and applications; continuing investment in its enterprise risk management function, including PIMCO’s cybersecurity program; building specialized talent in the PIMCO Global Advisory Board and continuing to hire new portfolio managers; continuing to expand the Funds Business Group global operating model; developing a website monitoring application to ensure accurate data content; engaging a third-party to perform an independent assessment of the application utilized for income servicing and enhancing the application to provide portfolio managers with more timely and high quality quarterly reporting; establishing a Fund Treasurer’s Office to provide, among other things, guidance with respect to industry and regulatory initiatives; advancing technology developers in global tax management application; conducting an end-to-end review of State Street IMS, custodian and pricing vendor connectivity in connection with the pricing function; continuing development of Pricing Portal to improve identification and feedback to vendors regarding valuations; continuing extensive pricing vendor due diligence; and partnering with Boston Financial Data Services, Inc. to establish secondary call center and other call center enhancements. The Trustees also considered the Funds’ outflows over recent periods, including whether the decline in the Funds’ assets and the reduction in PIMCO’s total assets under management materially impacted the service quality or resources available to the Funds. The Trustees concluded that there has been no adverse impact to service quality or resource available to the Funds.

Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund and the sub-advisory services provided by Research Affiliates to the PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE Fundamental PLUS

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	137

Approval of Investment Advisory Contract and Other Agreements (Cont.)

EMG Fund, PIMCO RAE Fundamental PLUS Fund, PIMCO RAE Fundamental PLUS International Fund, PIMCO RAE Fundamental PLUS Small Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund, PIMCO RAE Worldwide Fundamental Advantage PLUS Fund and PIMCO RAE Worldwide Long/Short PLUS Fund. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and, in particular, the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement and Sub-Advisory Agreement are likely to continue to benefit the Funds and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. Investment Performance

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended May 31, 2016 and other performance data, as available, over short- and long-term periods ended June 30, 2016 (the “PIMCO Report”) and from Lipper concerning the Funds’ performance, as available, over short- and long-term periods ended May 31, 2016 (the “Lipper Report”).

The Board considered information regarding both the short- and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 15-16, 2016 meeting. The Trustees noted that a majority of the Funds outperformed their respective Lipper medians over the three-, five- and ten-year periods ended June 30, 2016. The Board also noted that, as of June 30, 2016, the Institutional Class of 60%, 63% and 99% of the Funds’ assets (based on Institutional Class performance) outperformed their relative Lipper category median on a net-of-fees basis over the three-, five- and ten-year periods, respectively. In addition, the Board noted that the PIMCO Total Return Fund outperformed its benchmark for three-year periods as measured by monthly performance. The Trustees considered that other classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Funds may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: separate funds based upon maturity or duration; account for the applicable Funds’ hedging strategies; distinguish between enhanced index and actively managed equity strategies; include as many subsets as the Funds offer (i.e., Funds may be placed in a “catch-all” Lipper category to which they do not properly belong); or account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Funds and their so-called peers may not be particularly relevant to the consideration of Fund performance but found the comparative information supported its overall evaluation.

The Trustees noted that a majority of the Funds outperformed their respective benchmark indexes over the five- and ten-year periods ended June 30, 2016. The Board also noted that, as of June 30, 2016, 46%, 53% and 88% of the Funds’ assets (based on Institutional Class performance) outperformed their relative benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board considered that, according to Lipper, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net-of-fees basis over certain short- and long-term periods. The Board discussed with PIMCO the reasons for the underperformance of these Funds over short- and long-term periods. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of

138	PIMCO CREDIT BOND FUNDS

(Unaudited)

PIMCO’s plans to monitor performance going forward. In addition, the Board considered PIMCO’s proposal to reduce the supervisory and administrative fees for certain share classes for the PIMCO All Asset Fund, PIMCO CommoditiesPLUS® Strategy Fund, PIMCO Emerging Local Bond Fund, PIMCO Global Multi-Asset Fund, PIMCO Long-Term U.S. Government Fund and the PIMCO RealPathTM Funds effective October 1, 2016, and that PIMCO is continuing fee waivers for certain Funds.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the management of a number of factors, including: varying maturities; prepayments; collateral management; counterparty management; pay-downs; credit and corporate events; workouts; derivatives; net new issuance in the bond market and extensive research for new issuances; and decreased market maker inventory levels. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages, including the Funds. Despite these challenges, the Board noted PIMCO’s ability to generate “alpha” (i.e., non-market correlated excess performance) for its clients over time, including the Trust.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements.

4. Advisory Fees, Supervisory and Administrative Fees and Total Expenses

The Board considered that PIMCO seeks to price funds to scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Fund returns to current and potential investors. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors. The Board considered that fund pricing generally is not driven by comparison to passively-managed products. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers reductions where appropriate, and noted in particular, the proposed reduction in supervisory and administrative fees for certain share classes for the PIMCO All Asset Fund, PIMCO CommoditiesPLUS® Strategy Fund, PIMCO Emerging Local Bond Fund, PIMCO Global Multi-

Asset Fund, PIMCO Long-Term U.S. Government Fund and the PIMCO RealPathTM Funds effective October 1, 2016.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. In addition, the Board noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Funds in their respective wholly-owned subsidiaries.

The Board also reviewed data comparing the Funds’ advisory fees to the standard and negotiated fee rates PIMCO charges to separate accounts and sub-advised clients with similar investment strategies. The Board noted that advisory fees for most Funds were similar to the fee rates charged to separate account strategies with the same investment strategies as the Funds. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor. In considering the fees paid by the Funds, the Board noted that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	139

Approval of Investment Advisory Contract and Other Agreements (Cont.)

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board also considered that as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels even if the Funds’ operating costs rise when assets remain flat or decrease. The Board considered that the Funds’ unified fee structure meant that fees were not impacted by recent outflows in certain Funds, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs are passed through to a smaller asset base. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Funds and classes. The Board noted that, with few exceptions, PIMCO has generally maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. The Board noted that several Funds launched in recent years have been unique products that have few peers, if any, and cannot easily be grouped with comparable funds. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by Lipper, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Fund, are reasonable.

5. Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole, as well as the resulting level of profits to PIMCO, noting that those results were lower than the prior year due to declines in PIMCO’s revenue as a result of recent outflows and slower declines in PIMCO’s expenses. To the extent applicable, the Board also reviewed information regarding the portion of a Fund’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Fund. Additionally, the Board noted that profit margins with respect to the Funds were within the ranges of publicly held investment management companies reported by Lipper and Strategic Insight (an independent provider of fund industry research). The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, information security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Funds and their shareholders in a number of ways, including through the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. The Board reviewed the history of the Funds’ fee structure, noting that the unified fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Fund at specified levels for a period of time to make the Funds attractive to an institutional shareholder base. The Board noted that additional Funds and share classes have been launched on that institutional platform, which has meant that many of the Funds have traditionally had lower fees than

140	PIMCO CREDIT BOND FUNDS

(Unaudited)

many competitors. In considering the advisory fees paid by the Funds, the Board also noted that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed unified fees even if the particular Fund’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees noted, for example, that the Total Return Fund, which experienced significant outflows in 2014 and 2015, could have seen increases in effective fee rates and total expense ratios if its fee schedule had featured breakpoints or if it did not have a unified fee structure. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and each of the Funds, to the benefit of their respective shareholders.

6. Ancillary Benefits

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. Conclusions

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO and Research Affiliates supported the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements, and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement and the Sub-Advisory Agreement, and that the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement was in the best interests of the Funds and their shareholders.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	141

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF4003SAR_093016

PIMCO Funds

Semiannual Report

September 30, 2016

Fundamental Index Funds

PIMCO RAE Fundamental Advantage PLUS Fund

PIMCO RAE Fundamental PLUS Fund

PIMCO RAE Fundamental PLUS EMG Fund

PIMCO RAE Fundamental PLUS International Fund

PIMCO RAE Fundamental PLUS Small Fund

PIMCO RAE Low Volatility PLUS Fund

PIMCO RAE Low Volatility PLUS EMG Fund

PIMCO RAE Low Volatility PLUS International Fund

PIMCO RAE Worldwide Fundamental Advantage PLUS Fund

PIMCO RAE Worldwide Long/Short PLUS Fund

Share Classes

■	Institutional
■	P
■	Administrative
■	D
■	A
■	C

		Page

Chairman’s Letter		2
Important Information About the Funds		4
Expense Examples		17
Benchmark Descriptions		19
Financial Highlights		20
Statements of Assets and Liabilities		32
Statements of Operations		36
Statements of Changes in Net Assets		38
Notes to Financial Statements		161
Glossary		186
Approval of Investment Advisory Contract and Other Agreements		187

Fund	Fund Summary	Schedule of Investments

PIMCO RAE Fundamental Advantage PLUS Fund	7	41
PIMCO RAE Fundamental PLUS Fund	8	52
PIMCO RAE Fundamental PLUS EMG Fund	9	65
PIMCO RAE Fundamental PLUS International Fund	10	78
PIMCO RAE Fundamental PLUS Small Fund	11	90
PIMCO RAE Low Volatility PLUS Fund	12	100
PIMCO RAE Low Volatility PLUS EMG Fund	13	111
PIMCO RAE Low Volatility PLUS International Fund	14	123
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund	15	135
PIMCO RAE Worldwide Long/Short PLUS Fund	16	147

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

On the following pages of this PIMCO Funds Semiannual Report, which covers the six-month reporting period ended September 30, 2016, please find specific details regarding investment performance and a discussion of factors that most affected performance over the reporting period.

PIMCO announced on July 19, 2016 that the firm’s Managing Directors have selected Emmanuel (Manny) Roman as PIMCO’s next Chief Executive Officer effective November 1, 2016, and PIMCO’s former CEO Douglas Hodge assumed a new role as Managing Director and Senior Advisor effective on the same date.

The announcement of Mr. Roman as PIMCO’s CEO was the culmination of a process undertaken by the firm to hire a senior executive who would add leadership and strategic insights combined with a deep appreciation of PIMCO’s diversified global businesses, investment process and focus on superior investment performance and client-service. Mr. Roman’s appointment has the full support of the firm’s leadership including Mr. Hodge, PIMCO’s President Jay Jacobs, the firm’s Executive Committee and its Managing Directors. Mr. Roman has nearly 30 years of experience in the investment industry, with expertise in fixed income and proven executive leadership, most recently as CEO of Man Group PLC, one of the world’s largest publicly-traded alternative asset managers and a leader in liquid, high-alpha investment strategies.

Financial market highlights of the six-month reporting period include:

■

The unexpected outcome of the U.K. referendum in June 2016 dominated headlines and market movements during the first half of the reporting period. Departing from the trend prevalent for the first two months of the period, volatility rose in June as sovereign yields rallied significantly while risk assets generally underperformed. Still, the fundamental backdrop remained mostly intact and expectations for further central bank easing helped anchor risk appetite. Steadier commodity prices and fiscal stimulus in China helped bolster market sentiment, even as central banks remained on hold ahead of the Brexit referendum. Softer-than-expected employment data in the U.S. pushed market expectations for the next Federal Reserve (“Fed’) interest rate hike further out into the future.

■

During the second half of the reporting period, markets generally shook off the surprising result of the Brexit referendum, along with a host of political developments including new leadership in the U.K. and Brazil, a coup attempt in Turkey, and an increasingly acrimonious presidential race in the U.S. In this environment, volatility generally remained low and risk assets rallied. Central banks featured prominently in the headlines as monetary policy concerns (in particular, the longevity of central bank support) lingered beneath the seemingly benign market environment. The Bank of Japan’s “comprehensive review,” inaction by the European Central Bank (“ECB”), and the Fed’s solidifying path towards a potential interest rate increase in December 2016 all contributed to sovereign yields generally rising during this period. Still, equities moved higher (U.S. stock indices set record highs), credit spreads tightened, and emerging market assets continued to gain.

■

U.S. Treasury yields between 1-month through 3-years generally rose, but 2-year yields were flat. The rise in Libor and the potential for a year-end interest rate increase by the Fed caused shorter-term U.S. Treasury yields to rise over the reporting period. In contrast, the growth of negative yielding sovereign and corporate debt in certain global regions and investor fears of slowing global growth led to a flight-to-quality in intermediate- to long-term U.S. Treasuries, where yields generally declined. The yield on the benchmark ten-year U.S. Treasury note was 1.60% at the end of the reporting period, compared with 1.78% on March 31, 2016 (the end of the previous reporting period). U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned 1.81% over the reporting period. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned 2.68% over the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Bloomberg Barclays U.S. TIPS Index, returned 2.69% over the reporting period. Real interest rates generally declined over the reporting period on risk-off sentiment surrounding the U.K. referendum. Breakeven inflation dropped in the first part of the period as demand for nominal U.S. Treasuries outpaced that of U.S. TIPS, but meaningfully recovered in the last half of the period due to the rally in oil and stronger inflation prints.

■

Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, returned 8.42% over the reporting period. The rebound in commodities was led by the energy sector, which saw choppy price movements for most of the first half of the period before rebounding in the second half of the period on the back

2	PIMCO FUNDAMENTAL INDEX FUNDS

of OPEC talks of a potential production cut at their November 2016 meeting and constructive inventory data. Agriculture commodities were mixed over the period, while precious metals posted positive returns on flight-to-quality demand amidst uncertainty surrounding Brexit.

■

Agency mortgage-backed securities (“MBS”), as represented by the Bloomberg Barclays U.S. MBS Fixed Rate Index, returned 1.72% over the reporting period. Agency MBS modestly outperformed like-duration U.S. Treasuries despite heavy issuance, amid continued Fed reinvestment activity and strong demand from banks and overseas investors. Non-Agency MBS returns were also positive amid limited new supply, a recovering residential real estate market and favorable representation and warranty settlement developments.

■

The U.S. investment grade credit market, as represented by the Bloomberg Barclays U.S. Credit Index, returned 4.76% over the reporting period. Investment grade credit spreads tightened during the period given continued accommodative monetary policy action from global central banks and a positive technical backdrop. The high yield bond market, as represented by the BofA Merrill Lynch U.S. High Yield Index, returned 11.69% over the reporting period, due to the strong recovery experienced by commodity companies and triple-C credits.

■

Tax-exempt municipal bonds, as represented by the Bloomberg Barclays Municipal Bond Index, returned 2.30% over the reporting period. Positive returns were supported by persistent demand for tax-exempt income, as flows into municipal bond mutual funds helped absorb elevated new issue volume. Credit spreads tightened and the high yield municipal bond segment outperformed, driven by a rally in both tobacco and Puerto Rico domiciled securities. Puerto Rico’s relief rally was attributed to U.S. Congress passing legislation that appointed a federal oversight board and which may provide a framework for the restructuring of the island’s $70 billion debt complex.

■

Emerging market (“EM”) debt sectors were lifted by a combination of global drivers, including improving economic fundamentals, a growing appetite for risk assets and strong inflows into the asset class. Despite headwinds from the slowdown in China’s economy, returns were buoyed by the Fed’s slower tightening cycle and stable global commodity prices. In addition, political developments added a layer of idiosyncratic drivers to returns. EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 9.34% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 5.46% over the reporting period.

■

Global equities, including developed market and emerging market, generally posted positive returns as a result of renewed investor risk appetite and supportive global central bank policies. U.S. equities, as represented by the S&P 500 Index, returned 6.40% over the reporting period. Global equities, as represented by the MSCI World Index, returned 5.92% over the reporting period. EM equities, as measured by the MSCI Emerging Markets Index, returned 9.75% over the reporting period.

Thank you for the assets you have placed with us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Funds November 22, 2016

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	3

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

If a Fund estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. To determine the sources of a Fund’s distributions, the Fund references its accounting records at the time the distribution is paid. If, based on such accounting records, a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally will not be issued. It is important to note that differences exist between a Fund’s accounting entries maintained on a day-to-day basis, the Fund’s financial statements presented in accordance with U.S. GAAP, and accounting practices under income tax regulations. Examples of such differences may include the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. A Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders each January.

The Funds may be subject to various risks as described in each Fund’s prospectus. Some of these risks may include, but are not limited to, the following: new/small fund risk, interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, smaller company risk, management risk, small-cap and mid-cap company risk and short sale risk. A complete description of these and other risks is contained in each Fund’s prospectus.

The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that a Fund may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to a Fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Fund. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Fund. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, a Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if a Fund

4	PIMCO FUNDAMENTAL INDEX FUNDS

invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that a Fund will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first (i) 18 months after purchase for purchases made prior to August 10, 2015 and (ii) 12 months after purchase for purchases made on or after August 10, 2015. The Cumulative Returns chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, Class P, and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C, and Class D shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against a broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Each benchmark index and Lipper Average does not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class C	Class R	Diversification Status
PIMCO RAE Fundamental Advantage PLUS Fund	02/29/08	02/29/08	06/30/10	—	07/31/08	07/31/08	07/31/08	—	Diversified
PIMCO RAE Fundamental PLUS Fund	06/30/05	06/30/05	04/30/08	06/30/05	06/30/05	06/30/05	06/30/05	06/30/05	Diversified
PIMCO RAE Fundamental PLUS EMG Fund	11/26/08	11/26/08	01/07/11	05/31/12	05/31/13	05/31/13	05/31/13	—	Diversified
PIMCO RAE Fundamental PLUS International Fund	09/30/11	09/30/11	05/30/14	—	02/28/14	02/28/14	02/28/14	—	Diversified
PIMCO RAE Fundamental PLUS Small Fund	09/30/11	09/30/11	05/30/14	—	02/28/14	02/28/14	02/28/14	—	Diversified
PIMCO RAE Low Volatility PLUS Fund	12/30/13	12/30/13	12/30/13	—	12/30/13	12/30/13	12/30/13	—	Diversified
PIMCO RAE Low Volatility PLUS EMG Fund	12/30/13	12/30/13	12/30/13	—	12/30/13	12/30/13	12/30/13	—	Diversified
PIMCO RAE Low Volatility PLUS International Fund	12/30/13	12/30/13	12/30/13	—	12/30/13	12/30/13	12/30/13	—	Diversified
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund	11/30/12	11/30/12	04/01/13	—	04/01/13	04/01/13	04/01/13	—	Diversified
PIMCO RAE Worldwide Long/Short PLUS Fund	12/04/14	12/04/14	12/04/14	—	12/04/14	12/04/14	12/04/14	—	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	5

Important Information About the Funds (Cont.)

service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

PIMCO Funds files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of each Fund’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Funds’ website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

6	PIMCO FUNDAMENTAL INDEX FUNDS

PIMCO RAE Fundamental Advantage PLUS Fund

Institutional Class - PFATX	Class A - PTFAX
Class P - PFAPX	Class C - PTRCX
Class D - PFSDX

Cumulative Returns Through September 30, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 09/30/2016†§

U.S. Treasury Obligations	24.0%
Short-Term Instruments‡	19.1%
U.S. Government Agencies	14.5%
Non-Agency Mortgage-Backed Securities	11.4%
Corporate Bonds & Notes	9.6%
Asset-Backed Securities	9.4%
Sovereign Issues	8.3%
Other	3.7%
†	% of Investments, at value.

‡	Includes Central Funds used for Cash Management Purposes.

§	Allocation Breakdown and % of Investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended September 30, 2016
	6 Months*	1 Year	5 Years	Fund Inception (02/29/08)
PIMCO RAE Fundamental Advantage PLUS Fund Institutional Class	2.68%	3.32%	2.38%	4.21%
PIMCO RAE Fundamental Advantage PLUS Fund Class P	2.58%	3.22%	2.24%	4.09%
PIMCO RAE Fundamental Advantage PLUS Fund Class D	2.42%	2.87%	1.97%	3.76%
PIMCO RAE Fundamental Advantage PLUS Fund Class A	2.41%	2.84%	1.97%	3.78%
PIMCO RAE Fundamental Advantage PLUS Fund Class A (adjusted)	(1.41)%	(1.03)%	1.18%	3.31%
PIMCO RAE Fundamental Advantage PLUS Fund Class C	2.09%	2.16%	1.22%	3.10%
PIMCO RAE Fundamental Advantage PLUS Fund Class C (adjusted)	1.09%	1.16%	1.22%	3.10%
3 Month USD LIBOR Index	0.32%	0.55%	0.37%	0.70%
Lipper Alternative Equity Market Neutral Funds Average	(0.73)%	(0.78)%	1.60%	1.11%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 0.94% for the Institutional Class shares, 1.04% for Class P shares, 1.34% for Class D shares, 1.34% for Class A shares, and 2.09% for Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO RAE Fundamental Advantage PLUS Fund seeks maximum total return, consistent with prudent investment management, under normal circumstances, by obtaining long exposure to a portfolio of stocks (“RAE Fundamental US Large Model Portfolio”) and short exposure to the S&P 500 Index (“S&P 500”), and complementing this equity market neutral exposure with absolute return bond alpha strategy (“AR Bond Alpha Strategy”). The RAE Fundamental US Large Model Portfolio stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC (“Sub-Adviser”), from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE Fundamental US Large Model Portfolio and short positions in swaps and futures are used to obtain exposure to the S&P 500. The Fund’s strategy of maintaining long exposure to the RAE Fundamental US Large Model Portfolio and short exposure to the S&P 500 can be characterized as “market neutral” because the long and the short exposures are intended to offset one another producing a net equity exposure that is approximately zero. At the same time, the Fund is designed to deliver the relative appreciation (or depreciation) of the RAE Fundamental US Large Model Portfolio over the S&P 500. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

»

The Fund’s long exposure to the RAE Fundamental US Large Model Portfolio and short exposure to the S&P 500 through derivatives detracted from performance, as the model portfolio underperformed the S&P 500 by 0.04% over the six months ended September 30, 2016, primarily due to the following:

»	Underweight exposure to Amazon.com detracted from returns.

»	Overweight exposure to multiline retail detracted from returns, as the sector underperformed the broader market.

»	Overweight exposure and positioning in specialty retail detracted from returns, as the sector underperformed the broader market.

»	The Fund’s absolute return bond alpha strategy added to returns over the reporting period, primarily due to the following:

»	Exposure to non-agency mortgages added to performance. The Markit iBoxx Broad US Non-Agency RMBS USD Index increased by 12.80%.

»	Holdings of investment grade and high yield corporate bonds added to returns, as the sectors generated positive returns.

»	Negative exposure to interest rates in the U.K. had a negative impact on returns, as yields in the country decreased.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	7

PIMCO RAE Fundamental PLUS Fund

Institutional Class - PXTIX	Class D - PIXDX
Class P - PIXPX	Class A - PIXAX
Administrative Class - PXTAX	Class C - PIXCX

Cumulative Returns Through September 30, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 09/30/2016†§

U.S. Treasury Obligations	37.5%
Corporate Bonds & Notes	16.1%
Short-Term Instruments‡	15.6%
Non-Agency Mortgage-Backed Securities	9.0%
U.S. Government Agencies	7.7%
Asset-Backed Securities	7.6%
Other	6.5%
†	% of Investments, at value.

‡	Includes Central Funds used for Cash Management Purposes.

§	Allocation Breakdown and % of Investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended September 30, 2016
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (06/30/05)
PIMCO RAE Fundamental PLUS Fund Institutional Class	8.77%	17.84%	18.01%	10.75%	10.80%
PIMCO RAE Fundamental PLUS Fund Class P	8.64%	17.71%	17.85%	10.63%	10.67%
PIMCO RAE Fundamental PLUS Fund Administrative Class	8.59%	17.54%	17.70%	10.45%	10.50%
PIMCO RAE Fundamental PLUS Fund Class D	8.44%	17.31%	17.52%	10.30%	10.35%
PIMCO RAE Fundamental PLUS Fund Class A	8.60%	17.46%	17.53%	10.31%	10.36%
PIMCO RAE Fundamental PLUS Fund Class A (adjusted)	4.52%	13.06%	16.63%	9.89%	9.98%
PIMCO RAE Fundamental PLUS Fund Class C	8.04%	16.53%	16.67%	9.48%	9.54%
PIMCO RAE Fundamental PLUS Fund Class C (adjusted)	7.04%	15.53%	16.67%	9.48%	9.54%
S&P 500 Index	6.40%	15.43%	16.37%	7.24%	7.71%
Lipper Large-Cap Core Funds Average	5.78%	12.48%	14.76%	6.37%	6.89%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 0.83% for the Institutional Class shares, 0.93% for Class P shares, 1.08% for Administrative Class shares, 1.23% for Class D shares, 1.23% for Class A shares, and 1.98% for Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO RAE Fundamental PLUS Fund seeks total return which exceeds that of its benchmark under normal circumstances by obtaining exposure to a portfolio of stocks of U.S. companies (“RAE Fundamental US Large Model Portfolio”), and complementing this equity exposure with an absolute return bond alpha strategy (“AR Bond Alpha Strategy”). The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC (“Sub-Adviser”), from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE Fundamental US Large Model Portfolio. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

»

The Fund’s exposure to the RAE Fundamental US Large Model Portfolio detracted from returns relative to the S&P 500 Index over the six month reporting period ending September 30, 2016, primarily due to the following:

»	Underweight exposure to Amazon.com detracted from returns.

»	Overweight exposure to multiline retail detracted from returns, as the sector underperformed the broader market.

»	Overweight exposure and positioning in specialty retail detracted from returns, as the sector underperformed the broader market.

»	The Fund’s absolute return bond alpha strategy contributed to returns over the reporting period, primarily due to the following:

»	Exposure to non-agency mortgages added to performance. The Markit iBoxx Broad US Non-Agency RMBS USD Index increased by 12.80%.

»	Holdings of investment grade and high yield corporate bonds added to returns, as the sectors generated positive returns.

»	Negative exposure to interest rates in the U.K. had a negative impact on returns, as yields in the country decreased.

»	Interest rates exposure to Germany and the eurozone had a positive impact on returns, as yields in the region decreased.

8	PIMCO FUNDAMENTAL INDEX FUNDS

PIMCO RAE Fundamental PLUS EMG Fund

Institutional Class - PEFIX	Class D - PEFDX
Class P - PEFPX	Class A - PEFFX
Administrative Class - PEFAX	Class C - PEFCX

Cumulative Returns Through September 30, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 09/30/2016†§

U.S. Treasury Obligations	40.3%
Short-Term Instruments‡	13.6%
U.S. Government Agencies	12.0%
Corporate Bonds & Notes	11.5%
Asset-Backed Securities	8.6%
Sovereign Issues	6.3%
Non-Agency Mortgage-Backed Securities	5.5%
Other	2.2%
†	% of Investments, at value.

‡	Includes Central Funds used for Cash Management Purposes.

§	Allocation Breakdown and % of Investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended September 30, 2016
	6 Months*	1 Year	5 Years	Fund Inception (11/26/08)
PIMCO RAE Fundamental PLUS EMG Fund Institutional Class	17.32%	26.71%	4.19%	12.90%
PIMCO RAE Fundamental PLUS EMG Fund Class P	17.19%	26.56%	4.07%	12.76%
PIMCO RAE Fundamental PLUS EMG Fund Administrative Class	17.25%	26.38%	3.93%	12.61%
PIMCO RAE Fundamental PLUS EMG Fund Class - D	17.21%	26.38%	3.74%	12.43%
PIMCO RAE Fundamental PLUS EMG Fund Class - A	17.03%	26.31%	3.80%	12.46%
PIMCO RAE Fundamental PLUS EMG Fund Class- A (adjusted)	12.67%	21.57%	3.01%	11.92%
PIMCO RAE Fundamental PLUS EMG Fund Class - C	16.65%	25.41%	3.00%	11.61%
PIMCO RAE Fundamental PLUS EMG Fund Class- C (adjusted)	15.65%	24.41%	3.00%	11.61%
MSCI Emerging Markets Index (Net Dividends in USD)	9.75%	16.78%	3.03%	10.11%
Lipper Emerging Market Funds Average	9.78%	14.91%	3.36%	9.42%♦

All Fund returns are net of fees and expenses.

* Cumulative return.

♦ Average annual total return since 11/30/2008.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 1.17% for the Institutional Class shares, 1.27% for Class P shares, 1.42% for Administrative Class shares, 1.57% for Class D shares, 1.57% for Class A shares, and 2.32% for Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO RAE Fundamental PLUS EMG Fund seeks total return which exceeds that of its benchmark under normal circumstances by obtaining exposure to a portfolio of stocks economically tied to emerging market countries (“RAE Fundamental Emerging Markets Model Portfolio”), and complementing this equity exposure with absolute return bond alpha strategy (“AR Bond Alpha Strategy”). The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC (“Sub-Adviser”), from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE Fundamental Emerging Markets Model Portfolio. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

»

The Fund’s exposure to the RAE Fundamental Emerging Markets Model Portfolio contributed to returns relative to the MSCI Emerging Markets Index (Net Dividends in USD) over the six month period ending September 30, 2016, primarily due to the following:

»	Overweight exposure and positioning in Brazil contributed to returns, as the country outperformed the broader market.

»	Overweight exposure and positioning in financials, specifically banks, contributed to returns, as the sector and industry outperformed the broader market.

»	Underweight exposure to information technology, specifically internet software and services, detracted from returns, as the industry outperformed the broader market.

»	Overweight exposure and positioning in the metals and mining industry contributed to performance, as the industry outperformed the broader market.

»	The Fund’s absolute return bond alpha strategy contributed to returns over the reporting period, primarily due to the following:

»	Exposure to non-agency mortgages added to performance. The Markit iBoxx Broad US Non-Agency RMBS USD Index increased by 12.80%.

»	Holdings of investment grade corporate bonds added to returns, as the sector generated positive returns.

»	Negative exposure to interest rates in the U.K. had a negative impact on returns, as yields in the country decreased.

»	Interest rates exposure to Germany and the eurozone had a positive impact on returns, as yields in the region decreased.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	9

PIMCO RAE Fundamental PLUS International Fund

Institutional Class - PTSIX	Class A - PTSOX
Class P - PTIPX	Class C - PTSKX
Class D - PTSLX

Cumulative Returns Through September 30, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 09/30/2016†§

U.S. Treasury Obligations	37.7%
Short-Term Instruments‡	17.8%
Asset-Backed Securities	13.0%
Corporate Bonds & Notes	9.2%
Non-Agency Mortgage-Backed Securities	9.0%
U.S. Government Agencies	6.8%
Other	6.5%
†	% of Investments, at value.

‡	Includes Central Funds used for Cash Management Purposes.

§	Allocation Breakdown and % of Investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended September 30, 2016
	6 Months*	1 Year	5 Years	Fund Inception (09/30/11)
PIMCO RAE Fundamental PLUS International Fund Institutional Class	7.82%	9.51%	7.82%	7.82%
PIMCO RAE Fundamental PLUS International Fund Class P	7.80%	9.29%	7.72%	7.72%
PIMCO RAE Fundamental PLUS International Fund Class D	7.78%	9.09%	7.44%	7.44%
PIMCO RAE Fundamental PLUS International Fund Class A	7.68%	9.13%	7.44%	7.44%
PIMCO RAE Fundamental PLUS International Fund Class A (adjusted)	3.66%	5.02%	6.62%	6.62%
PIMCO RAE Fundamental PLUS International Fund Class C	7.26%	8.32%	6.65%	6.65%
PIMCO RAE Fundamental PLUS International Fund Class C (adjusted)	6.26%	7.32%	6.65%	6.65%
MSCI EAFE Net Dividend Index (USD Unhedged)	4.88%	6.52%	7.39%	7.38%
Lipper International Multi-Cap Core Funds Average	4.73%	6.28%	7.42%	7.42%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 0.83% for the Institutional Class shares, 0.93% for Class P shares, 1.18% for Class D shares, 1.18% for Class A shares, and 1.93% for Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO RAE Fundamental PLUS International Fund seeks total return which exceeds that of its benchmark under normal circumstances by obtaining exposure to a portfolio of stocks economically tied to foreign (non-U.S.) countries (“RAE Fundamental International Large Model Portfolio”), and complementing this equity exposure with absolute return bond alpha strategy (“AR Bond Alpha Strategy”). The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC (“Sub-Adviser”), from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE Fundamental International Large Model Portfolio. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

»

The Fund’s exposure to the RAE Fundamental International Large Model Portfolio contributed to returns relative to the MSCI EAFE Net Dividend Index (USD Unhedged) over the six month period ending September 30, 2016, primarily due to the following:

»	Overweight exposure to Canada contributed to returns.

»	Overweight exposure to the airlines industry detracted from returns, as the industry underperformed the broader market.

»	Overweight exposure and positioning in materials, specifically metals and mining, contributed to returns, as the sector and industry outperformed the broader market.

»	The Fund’s absolute return bond alpha strategy contributed to returns over the reporting period, primarily due to the following:

»	Exposure to non-agency mortgages added to performance. The Markit iBoxx Broad US Non-Agency RMBS USD Index increased by 12.80%.

»	Holdings of investment grade and high yield corporate bonds added to returns, as the sectors generated positive returns.

»	Negative exposure to interest rates in the U.K. had a negative impact on returns, as yields in the country decreased.

»	Interest rates exposure to Germany and the eurozone had a positive impact on returns, as yields in the region decreased.

10	PIMCO FUNDAMENTAL INDEX FUNDS

PIMCO RAE Fundamental PLUS Small Fund

Institutional Class - PCFIX	Class A - PCFAX
Class P - PCCPX	Class C - PCFEX
Class D - PCFDX

Cumulative Returns Through September 30, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 09/30/2016†§

U.S. Treasury Obligations	34.1%
Short-Term Instruments‡	30.0%
Non-Agency Mortgage-Backed Securities	13.3%
Corporate Bonds & Notes	8.9%
U.S. Government Agencies	6.0%
Other	7.7%
†	% of Investments, at value.

‡	Includes Central Funds used for Cash Management Purposes.

§	Allocation Breakdown and % of Investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended September 30, 2016
	6 Months*	1 Year	5 Years	Fund Inception (09/30/11)
PIMCO RAE Fundamental PLUS Small Fund Institutional Class	14.63%	20.34%	18.11%	18.11%
PIMCO RAE Fundamental PLUS Small Fund Class P	14.64%	20.29%	18.01%	18.01%
PIMCO RAE Fundamental PLUS Small Fund Class D	14.45%	20.06%	17.71%	17.71%
PIMCO RAE Fundamental PLUS Small Fund Class A	14.48%	20.06%	17.68%	17.68%
PIMCO RAE Fundamental PLUS Small Fund Class A (adjusted)	10.21%	15.56%	16.79%	16.79%
PIMCO RAE Fundamental PLUS Small Fund Class C	14.06%	19.10%	16.82%	16.82%
PIMCO RAE Fundamental PLUS Small Fund Class C (adjusted)	13.06%	18.13%	16.82%	16.82%
Russell 2000® Index	13.18%	15.47%	15.82%	15.81%
Lipper Small-Cap Core Funds Average	9.54%	13.03%	14.64%	14.64%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 0.87% for the Institutional Class shares, 0.97% for Class P shares, 1.22% for Class D shares, 1.22% for Class A shares, and 1.97% for Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO RAE Fundamental PLUS Small Fund seeks total return which exceeds that of its benchmark under normal circumstances by obtaining exposure to a portfolio of stocks of U.S. small companies (“RAE Fundamental US Small Model Portfolio”), and complementing this equity exposure with absolute return bond alpha strategy (“AR Bond Alpha Strategy”). The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC (“Sub-Adviser”), from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE Fundamental US Small Model Portfolio. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

»

The Fund’s exposure to the RAE Fundamental US Small Model Portfolio detracted from returns relative to the Russell 2000® Index over the six month reporting period ending September 30, 2016, primarily due to the following:

»	Overweight exposure and positioning in the consumer discretionary sector detracted from returns, as the sector underperformed the broader market.

»	Underweight exposure and positioning in health care, specifically biotechnology, detracted from performance, as the industry outperformed the broader market.

»	Overweight exposure and positioning in materials, specifically metals and mining, contributed to performance, as the sector and industry outperformed the broader market.

»	The Fund’s absolute return bond alpha strategy contributed to returns over the reporting period, primarily due to the following:

»	Exposure to non-agency mortgages added to performance. The Markit iBoxx Broad US Non-Agency RMBS USD Index increased by 12.80%.

»	Holdings of investment grade corporate bonds added to returns, as the sector generated positive returns.

»	Negative exposure to interest rates in the U.K. had a negative impact on returns, as yields in the country decreased.

»	Interest rates exposure to Germany and the eurozone had a positive impact on returns, as yields in the region decreased.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	11

PIMCO RAE Low Volatility PLUS Fund

Institutional Class - PILVX	Class A - PXLVX
Class P - PPLVX	Class C - POLVX
Class D - PDLVX

Cumulative Returns Through September 30, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 09/30/2016†§

Short-Term Instruments‡	30.7%
U.S. Treasury Obligations	23.2%
Corporate Bonds & Notes	14.6%
Asset-Backed Securities	11.3%
Non-Agency Mortgage-Backed Securities	9.8%
U.S. Government Agencies	8.9%
Other	1.5%
†	% of Investments, at value.

‡	Includes Central Funds used for Cash Management Purposes.

§	Allocation Breakdown and % of Investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended September 30, 2016
	6 Months*	1 Year	Fund Inception (12/30/13)
PIMCO RAE Low Volatility PLUS Fund Institutional	7.19%	21.38%	9.21%
PIMCO RAE Low Volatility PLUS Fund Class P	7.20%	21.30%	9.12%
PIMCO RAE Low Volatility PLUS Fund Class D	6.95%	20.78%	8.75%
PIMCO RAE Low Volatility PLUS Fund Class A	7.05%	20.96%	8.78%
PIMCO RAE Low Volatility PLUS Fund Class A (adjusted)	3.00%	16.46%	7.28%
PIMCO RAE Low Volatility PLUS Fund Class C	6.57%	19.89%	7.98%
PIMCO RAE Low Volatility PLUS Fund Class C (adjusted)	5.57%	18.89%	7.98%
S&P 500 Index	6.40%	15.43%	8.38%
Lipper Large-Cap Core Funds Average	5.78%	12.48%	6.06%♦

All Fund returns are net of fees and expenses.

* Cumulative return.

♦ Average cumulative total return since 12/31/2013.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 0.83% for the Institutional Class shares, 0.93% for Class P shares, 1.23% for Class D shares, 1.23% for Class A shares, and 1.98% for Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO RAE Low Volatility PLUS Fund seeks total return which exceeds that of its benchmark under normal circumstances by obtaining exposure to a portfolio of stocks (“RAE Low Volatility US Model Portfolio”), and complementing this equity exposure with absolute return bond alpha strategy (“AR Bond Alpha Strategy”). The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC (“Sub-Adviser”), from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE Low Volatility US Model Portfolio. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

»	The Fund’s exposure to the RAE Low Volatility US Model Portfolio detracted from returns relative to the S&P 500 Index over the six months ended September 30, 2016, primarily due to the following:

»	Stock selection in the industrials sector contributed to relative returns.

»	Stock selection in the information technology sector detracted from relative returns.

»	Stock selection in the financial sector detracted from relative returns.

»	Overweight exposure to the utilities sector detracted from relative returns.

»	The Fund’s absolute return bond alpha strategy contributed to returns over the reporting period, primarily due to the following:

»	Exposure to non-agency mortgages added to performance. The Markit iBoxx Broad US Non-Agency RMBS USD Index increased by 12.80%.

»	Holdings of investment grade and high yield corporate bonds added to returns, as the sectors generated positive returns.

»	Interest rates exposure to Germany and the eurozone had a positive impact on returns as yields in the region decreased.

»	Negative exposure to interest rates in the U.K. had a negative impact on returns as yields in the country decreased.

12	PIMCO FUNDAMENTAL INDEX FUNDS

PIMCO RAE Low Volatility PLUS EMG Fund

Institutional Class - PLVLX	Class A - PLVVX
Class P - PLVWX	Class C - PLVOX
Class D - PLVDX

Cumulative Returns Through September 30, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 09/30/2016†§

U.S. Treasury Obligations	37.5%
Short-Term Instruments‡	19.1%
Asset-Backed Securities	12.0%
Corporate Bonds & Notes	11.3%
U.S. Government Agencies	8.2%
Non-Agency Mortgage-Backed Securities	6.0%
Sovereign Issues	5.5%
Other	0.4%
†	% of Investments, at value.

‡	Includes Central Funds used for Cash Management Purposes.

§	Allocation Breakdown and % of Investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended September 30, 2016
	6 Months*	1 Year	Fund Inception (12/30/13)
PIMCO RAE Low Volatility PLUS EMG Fund Institutional	11.92%	21.40%	(2.24)%
PIMCO RAE Low Volatility PLUS EMG Fund Class P	11.89%	21.35%	(2.31)%
PIMCO RAE Low Volatility PLUS EMG Fund Class D	11.50%	20.84%	(2.63)%
PIMCO RAE Low Volatility PLUS EMG Fund Class A	11.65%	20.83%	(2.62)%
PIMCO RAE Low Volatility PLUS EMG Fund Class A (adjusted)	7.46%	16.27%	(3.96)%
PIMCO RAE Low Volatility PLUS EMG Fund Class C	11.18%	20.03%	(3.39)%
PIMCO RAE Low Volatility PLUS EMG Fund Class C (adjusted)	10.18%	19.03%	(3.39)%
MSCI Emerging Markets Index (Net Dividends in USD)	9.75%	16.78%	(1.24)%
Lipper Emerging Market Funds Average	9.78%	14.91%	(1.84)%♦

All Fund returns are net of fees and expenses.

* Cumulative return.

♦ Average cumulative total return since 12/31/2013.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 1.15% for the Institutional Class shares, 1.25% for Class P shares, 1.55% for Class D shares, 1.55% for Class A shares, and 2.30% for Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO RAE Low Volatility PLUS EMG Fund seeks total return which exceeds that of its benchmark under normal circumstances by obtaining exposure to a portfolio of stocks economically tied to emerging market countries (“RAE Low Volatility Emerging Markets Model Portfolio”), and complementing this equity exposure with absolute return bond alpha strategy (“AR Bond Alpha Strategy”). The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC (“Sub-Adviser”), from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE Low Volatility Emerging Markets Model Portfolio. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

»

The Fund’s exposure to the RAE Low Volatility Emerging Markets Model Portfolio contributed to returns relative to the MSCI Emerging Markets Index (Net Dividends in USD) over the six months ended September 30, 2016, primarily due to the following:

»	Stock selection in the energy sector contributed to relative returns.

»	Stock selection in the consumer staples sector contributed to relative returns.

»	Stock selection in the financial sector detracted from relative returns.

»	Underweight exposure to the information technology sector detracted from relative returns.

»	The Fund’s absolute return bond alpha strategy contributed to absolute returns over the reporting period, primarily due to the following:

»	Exposure to non-agency mortgages added to performance. The Markit iBoxx Broad US Non-Agency RMBS USD Index increased by 12.80%.

»	Holdings of investment grade and high yield corporate bonds added to returns, as the sectors generated positive returns.

»	Interest rates exposure to Germany and the eurozone had a positive impact on returns as yields in the region decreased.

»	Negative exposure to interest rates in the U.K. had a negative impact on returns as yields in the country decreased.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	13

PIMCO RAE Low Volatility PLUS International Fund

Institutional Class - PLVTX	Class A - PLVBX
Class P - PLVZX	Class C - PLVQX
Class D - PLVRX

Cumulative Returns Through September 30, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 09/30/2016†§

U.S. Treasury Obligations	27.2%
Short-Term Instruments‡	25.4%
Corporate Bonds & Notes	16.2%
Asset-Backed Securities	12.0%
U.S. Government Agencies	8.7%
Non-Agency Mortgage-Backed Securities	5.2%
Other	5.3%
†	% of Investments, at value.

‡	Includes Central Funds used for Cash Management Purposes.

§	Allocation Breakdown and % of Investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended September 30, 2016
	6 Months*	1 Year	Fund Inception (12/30/13)
PIMCO RAE Low Volatility PLUS International Fund Institutional Class	7.81%	13.22%	2.55%
PIMCO RAE Low Volatility PLUS International Fund Class P	7.75%	13.14%	2.47%
PIMCO RAE Low Volatility PLUS International Fund Class D	7.58%	12.76%	2.19%
PIMCO RAE Low Volatility PLUS International Fund Class A	7.60%	12.74%	2.16%
PIMCO RAE Low Volatility PLUS International Fund Class A (adjusted)	3.51%	8.57%	0.75%
PIMCO RAE Low Volatility PLUS International Fund Class C	7.16%	11.84%	1.42%
PIMCO RAE Low Volatility PLUS International Fund Class C (adjusted)	6.16%	10.84%	1.42%
MSCI EAFE Net Dividend Index (USD Unhedged)	4.88%	6.52%	(1.45)%
Lipper International Multi-Cap Core Funds Average	4.73%	6.28%	(1.48)%♦

All Fund returns are net of fees and expenses.

* Cumulative return.

♦ Average cumulative total return since 12/31/2013.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 0.88% for the Institutional Class shares, 0.98% for Class P shares, 1.23% for Class D shares, 1.23% for Class A shares, and 1.98% for Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO RAE Low Volatility PLUS International Fund seeks total return which exceeds that of its benchmark under normal circumstances by obtaining exposure to a portfolio of stocks economically tied to foreign (non-U.S.) countries (“RAE Low Volatility International Model Portfolio”), and complementing this equity exposure with absolute return bond alpha strategy (“AR Bond Alpha Strategy”). The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC (“Sub-Adviser”), from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE Low Volatility International Model Portfolio. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

»

The Fund’s exposure to the RAE Low Volatility International Model Portfolio contributed to returns relative to the MSCI EAFE Net Dividend Index (USD Unhedged) over the six months ended September 30, 2016, primarily due to the following:

»	Stock selection in the financial sector contributed to relative returns.

»	Stock selection in the health care sector contributed to relative returns.

»	Stock selection in the materials sector detracted from relative returns.

»	Stock selection in the information technology sector detracted from relative returns.

»	The Fund’s absolute return bond alpha strategy contributed to returns over the reporting period, primarily due to the following:

»	Exposure to non-agency mortgages added to performance. The Markit iBoxx Broad US Non-Agency RMBS USD Index increased by 12.80%.

»	Holdings of investment grade and high yield corporate bonds added to returns, as the sectors generated positive returns.

»	Interest rates exposure to Germany and the eurozone had a positive impact on returns, as yields in the region decreased.

»	Negative exposure to interest rates in the U.K. had a negative impact on returns as yields in the country decreased.

14	PIMCO FUNDAMENTAL INDEX FUNDS

PIMCO RAE Worldwide Fundamental Advantage PLUS Fund

Institutional Class - PWWIX	Class A - PWWAX
Class P - PWWPX	Class C - PWWCX
Class D - PWWDX

Cumulative Returns Through September 30, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 09/30/2016†§

U.S. Treasury Obligations	39.2%
Short-Term Instruments‡	15.8%
Asset-Backed Securities	11.9%
Non-Agency Mortgage-Backed Securities	9.3%
Corporate Bonds & Notes	9.0%
Sovereign Issues	6.9%
U.S. Government Agencies	5.3%
Other	2.6%
†	% of Investments, at value.

‡	Includes Central Funds used for Cash Management Purposes.

§	Allocation Breakdown and % of Investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended September 30, 2016
	6 Months*	1 Year	Fund Inception (11/30/12)
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund Institutional Class	3.42%	4.50%	(1.04)%
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund Class P	3.43%	4.50%	(1.13)%
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund Class D	3.32%	4.15%	(1.41)%
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund Class A	3.21%	4.05%	(1.43)%
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund Class A (adjusted)	(0.66)%	0.11%	(2.41)%
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund Class C	2.77%	3.25%	(2.17)%
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund Class C (adjusted)	1.77%	2.25%	(2.17)%
3 Month USD LIBOR Index	0.32%	0.55%	0.34%
Lipper Alternative Equity Market Neutral Funds Average	(0.73)%	(0.78)%	1.12%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 1.03% for the Institutional Class shares, 1.13% for Class P shares, 1.43% for Class D shares, 1.43% for Class A shares, and 2.18% for Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO RAE Worldwide Fundamental Advantage PLUS Fund seeks total return which exceeds that of its benchmark under normal circumstances by obtaining exposure to a global equity market neutral portfolio of stocks (“RAE Worldwide Fundamental Advantage Model Portfolio”), and complementing this market neutral portfolio with absolute return bond alpha strategy (“AR Bond Alpha Strategy”). The RAE Worldwide Fundamental Advantage Model Portfolio seeks to capture the return difference between stocks selected using a framework based on the RAFI® Fundamental Index Methodology® (“RAFI”), which are held long in the model portfolio, and stocks selected based on market capitalization, which are held short in the model portfolio. The stocks held long and short in the RAE Worldwide Fundamental Advantage Model Portfolio are selected by the Fund’s sub-adviser, Research Affiliates, LLC (“Sub-Adviser”), from a broad universe of companies across developed and developing countries which satisfy certain liquidity and capacity requirements. Under normal circumstances long and short equity total return swaps are used to obtain the exposures in the RAE Worldwide Fundamental Advantage Model Portfolio, which can be characterized as “market neutral” because the long and the short exposures are intended to offset one another, producing a net equity exposure that is approximately zero. At the same time, the Fund is designed to deliver the relative return of the stocks held long versus the stocks held short. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

»

The Fund’s exposure to the RAE Worldwide Fundamental Advantage Model Portfolio strategy through equity derivatives had a positive impact on absolute returns, as the long portfolio outperformed the short portfolio by 0.92% over the reporting period, primarily due to the following:

»	Stock selection in the materials sector added to performance.

»	Overweight exposure to the energy sector enhanced returns.

»	Underweight exposure to the information technology sector detracted from returns.

»	The Fund’s absolute return bond alpha strategy added to returns over the reporting period, primarily due to the following:

»	Exposure to non-agency mortgages added to performance. The Markit iBoxx Broad US Non-Agency RMBS USD Index increased by 12.80%.

»	Holdings of investment grade and high yield corporate bonds added to returns, as the sectors generated positive returns.

»	Negative exposure to interest rates in the U.K. had a negative impact on returns, as yields in the country decreased.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	15

PIMCO RAE Worldwide Long/Short PLUS Fund

Institutional Class - PWLIX	Class A - PWLAX
Class P - PWLPX	Class C - PWLCX
Class D - PWLDX

Cumulative Returns Through September 30, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 09/30/2016†§

U.S. Treasury Obligations	39.8%
Short-Term Instruments‡	16.3%
Corporate Bonds & Notes	14.0%
Asset-Backed Securities	10.8%
Sovereign Issues	7.6%
Non-Agency Mortgage-Backed Securities	6.4%
Other	5.1%
†	% of Investments, at value.

‡	Includes Central Funds used for Cash Management Purposes.

§	Allocation Breakdown and % of Investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended September 30, 2016
	6 Months*	1 Year	Fund Inception (12/04/14)
PIMCO RAE Worldwide Long/Short PLUS Fund Institutional	5.18%	13.32%	1.28%
PIMCO RAE Worldwide Long/Short PLUS Fund Class P	5.12%	13.24%	1.15%
PIMCO RAE Worldwide Long/Short PLUS Fund Class D	4.84%	12.70%	0.68%
PIMCO RAE Worldwide Long/Short PLUS Fund Class A	4.92%	12.82%	0.78%
PIMCO RAE Worldwide Long/Short PLUS Fund Class A (adjusted)	(0.84)%	6.62%	(2.29)%
PIMCO RAE Worldwide Long/Short PLUS Fund Class C	4.51%	12.01%	0.09%
PIMCO RAE Worldwide Long/Short PLUS Fund Class C (adjusted)	3.51%	11.01%	0.09%
3 Month USD LIBOR Index	0.32%	0.55%	0.42%♦
Lipper Alternative Long/Short Equity Funds Average	2.29%	2.66%	(0.43)%♦

All Fund returns are net of fees and expenses.

* Cumulative return.

♦ Average cumulative total return since 11/30/2014.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 1.22% for the Institutional Class shares, 1.32% for Class P shares, 1.62% for Class D shares, 1.62% for Class A shares, and 2.37% for Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO RAE Worldwide Long/Short PLUS Fund seeks long-term capital appreciation, consistent with prudent investment management, by, under normal circumstances, obtaining long exposure to three separate stock portfolios representing developed and developing markets, short exposure to corresponding capitalization-weighted equity indexes, and complimenting this equity exposure with absolute return bond alpha strategy (“AR Bond Alpha Strategy”). The Fund normally will obtain long exposure to the RAE Low Volatility US Model Portfolio, RAE Low Volatility International Model Portfolio and the RAE Low Volatility Emerging Markets Model Portfolio (each, a “RAE Model Portfolio,” and collectively, the “RAE Model Portfolios”). The stocks comprising the RAE Model Portfolios are selected by the Fund’s sub-adviser, Research Affiliates, LLC (“Sub-Adviser”), from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE Model Portfolios and short positions in swaps and futures are used to obtain exposure to capitalization-weighted indexes. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

»

The Fund’s long/short equity strategy enhanced performance, as the portfolio’s overall positive equity market exposure benefited from rising equity markets during the six months ended September 20, 2016.

»	The Fund’s absolute return bond alpha strategy added to returns over the reporting period, primarily due to the following:

»	Exposure to non-agency mortgages added to performance. The Markit iBoxx Broad US Non-Agency RMBS USD Index increased by 12.80%.

»	Holdings of investment grade and high yield corporate bonds added to returns, as the sectors generated positive returns.

»	Negative exposure to interest rates in the U.K. had a negative impact on returns, as yields in the country decreased.

»	Interest rates exposure to Germany and the eurozone had a positive impact on returns, as yields in the region decreased.

16	PIMCO FUNDAMENTAL INDEX FUNDS

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2016 to September 30, 2016 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these rows, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/16)	Ending Account Value (09/30/16)	Expenses Paid During Period*	Beginning Account Value (04/01/16)	Ending Account Value (09/30/16)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO RAE Fundamental Advantage PLUS Fund
Institutional Class	$1,000.00	$1,026.80	$4.83	$1,000.00	$1,020.58	$4.81	0.94%
Class P	1,000.00	1,025.80	5.34	1,000.00	1,020.07	5.32	1.04
Class D	1,000.00	1,024.20	6.87	1,000.00	1,018.55	6.85	1.34
Class A	1,000.00	1,024.10	6.87	1,000.00	1,018.55	6.85	1.34
Class C	1,000.00	1,020.90	10.70	1,000.00	1,014.75	10.67	2.09
PIMCO RAE Fundamental PLUS Fund
Institutional Class	$1,000.00	$1,087.70	$4.39	$1,000.00	$1,021.14	$4.25	0.83%
Class P	1,000.00	1,086.40	4.92	1,000.00	1,020.63	4.76	0.93
Administrative Class	1,000.00	1,085.90	5.71	1,000.00	1,019.87	5.53	1.08
Class D	1,000.00	1,084.40	6.50	1,000.00	1,019.11	6.29	1.23
Class A	1,000.00	1,086.00	6.50	1,000.00	1,019.11	6.29	1.23
Class C	1,000.00	1,080.40	10.44	1,000.00	1,015.31	10.11	1.98
PIMCO RAE Fundamental PLUS EMG Fund
Institutional Class	$1,000.00	$1,173.20	$6.55	$1,000.00	$1,019.31	$6.09	1.19%
Class P	1,000.00	1,171.90	7.10	1,000.00	1,018.80	6.60	1.29
Administrative Class	1,000.00	1,172.50	7.93	1,000.00	1,018.04	7.36	1.44
Class D	1,000.00	1,172.10	8.75	1,000.00	1,017.28	8.13	1.59
Class A	1,000.00	1,170.30	8.75	1,000.00	1,017.28	8.13	1.59
Class C	1,000.00	1,166.50	12.85	1,000.00	1,013.48	11.94	2.34

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	17

Expense Examples (Cont.)

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/16)	Ending Account Value (09/30/16)	Expenses Paid During Period*	Beginning Account Value (04/01/16)	Ending Account Value (09/30/16)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO RAE Fundamental PLUS International Fund
Institutional Class	$1,000.00	$1,078.20	$4.53	$1,000.00	$1,020.98	$4.40	0.86%
Class P	1,000.00	1,078.00	5.06	1,000.00	1,020.48	4.92	0.96
Class D	1,000.00	1,077.80	6.37	1,000.00	1,019.21	6.19	1.21
Class A	1,000.00	1,076.80	6.37	1,000.00	1,019.21	6.19	1.21
Class C	1,000.00	1,072.60	10.29	1,000.00	1,015.41	10.01	1.96
PIMCO RAE Fundamental PLUS Small Fund
Institutional Class	$1,000.00	$1,146.30	$4.84	$1,000.00	$1,020.83	$4.56	0.89%
Class P	1,000.00	1,146.40	5.39	1,000.00	1,020.32	5.07	0.99
Class D	1,000.00	1,144.50	6.74	1,000.00	1,019.06	6.34	1.24
Class A	1,000.00	1,144.80	6.74	1,000.00	1,019.06	6.34	1.24
Class C	1,000.00	1,140.60	10.80	1,000.00	1,015.26	10.16	1.99
PIMCO RAE Low Volatility PLUS Fund
Institutional Class	$1,000.00	$1,071.90	$4.46	$1,000.00	$1,021.03	$4.35	0.85%
Class P	1,000.00	1,072.00	4.99	1,000.00	1,020.53	4.86	0.95
Class D	1,000.00	1,069.50	6.56	1,000.00	1,019.01	6.40	1.25
Class A	1,000.00	1,070.50	6.56	1,000.00	1,019.01	6.40	1.25
Class C	1,000.00	1,065.70	10.47	1,000.00	1,015.21	10.21	2.00
PIMCO RAE Low Volatility PLUS EMG Fund
Institutional Class	$1,000.00	$1,119.20	$5.48	$1,000.00	$1,020.17	$5.22	1.02%
Class P	1,000.00	1,118.90	6.01	1,000.00	1,019.67	5.73	1.12
Class D	1,000.00	1,115.00	7.61	1,000.00	1,018.15	7.26	1.42
Class A	1,000.00	1,116.50	7.62	1,000.00	1,018.15	7.26	1.42
Class C	1,000.00	1,111.80	11.61	1,000.00	1,014.34	11.08	2.17
PIMCO RAE Low Volatility PLUS International Fund
Institutional Class	$1,000.00	$1,078.10	$4.53	$1,000.00	$1,020.98	$4.40	0.86%
Class P	1,000.00	1,077.50	5.05	1,000.00	1,020.48	4.92	0.96
Class D	1,000.00	1,075.80	6.37	1,000.00	1,019.21	6.19	1.21
Class A	1,000.00	1,076.00	6.37	1,000.00	1,019.21	6.19	1.21
Class C	1,000.00	1,071.60	10.29	1,000.00	1,015.41	10.01	1.96
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund
Institutional Class	$1,000.00	$1,034.20	$5.16	$1,000.00	$1,020.27	$5.12	1.00%
Class P	1,000.00	1,034.30	5.67	1,000.00	1,019.77	5.63	1.10
Class D	1,000.00	1,033.20	7.21	1,000.00	1,018.25	7.16	1.40
Class A	1,000.00	1,032.10	7.21	1,000.00	1,018.25	7.16	1.40
Class C	1,000.00	1,027.70	11.05	1,000.00	1,014.45	10.98	2.15
PIMCO RAE Worldwide Long/Short PLUS Fund
Institutional Class	$1,000.00	$1,051.80	$6.29	$1,000.00	$1,019.21	$6.19	1.21%
Class P	1,000.00	1,051.20	6.81	1,000.00	1,018.70	6.70	1.31
Class D	1,000.00	1,048.40	8.36	1,000.00	1,017.18	8.23	1.61
Class A	1,000.00	1,049.20	8.36	1,000.00	1,017.18	8.23	1.61
Class C	1,000.00	1,045.10	12.23	1,000.00	1,013.38	12.04	2.36

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

18	PIMCO FUNDAMENTAL INDEX FUNDS

Benchmark Descriptions

Index*	Description

3 Month USD LIBOR Index	The 3 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

MSCI EAFE Net Dividend Index (USD Unhedged)	MSCI EAFE Net Dividend Index (USD Unhedged) is an unmanaged index of issuers in countries of Europe, Australia, and the Far East represented in U.S. Dollars on a unhedged basis.

MSCI Emerging Markets Index (Net Dividends in USD)	The MSCI Emerging Markets Index (Net Dividends in USD) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

Russell 2000® Index	Russell 2000® Index is composed of 2,000 of the smallest companies in the Russell 3000 Index and is considered to be representative of the small cap market in general.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

*	It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	19

Financial Highlights

		Investment Operations				Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO RAE Fundamental Advantage PLUS Fund
Institutional Class
04/01/2016 - 09/30/2016+	$9.70	$0.17		$0.09	$0.26	$0.00	$0.00	$0.00	$0.00
03/31/2016~	10.86	0.23		(0.86)	(0.63)	(0.53)	0.00	0.00	(0.53)
03/31/2015~	11.94	0.12		(0.42)	(0.30)	(0.78)	0.00	0.00	(0.78)
03/31/2014~	13.38	0.15		0.03	0.18	(1.62)	0.00	0.00	(1.62)
03/31/2013~	12.09	0.24		1.32	1.56	(0.27)	0.00	0.00	(0.27)
03/31/2012~	13.23	0.27		(0.39)	(0.12)	(1.02)	0.00	0.00	(1.02)
Class P
04/01/2016 - 09/30/2016+	9.68	0.17		0.08	0.25	0.00	0.00	0.00	0.00
03/31/2016~	10.86	0.22		(0.88)	(0.66)	(0.52)	0.00	0.00	(0.52)
03/31/2015~	11.91	0.12		(0.39)	(0.27)	(0.78)	0.00	0.00	(0.78)
03/31/2014~	13.35	0.12		0.03	0.15	(1.59)	0.00	0.00	(1.59)
03/31/2013~	12.06	0.27		1.26	1.53	(0.24)	0.00	0.00	(0.24)
03/31/2012~	13.20	0.30		(0.42)	(0.12)	(1.02)	0.00	0.00	(1.02)
Class D
04/01/2016 - 09/30/2016+	9.49	0.15		0.08	0.23	0.00	0.00	0.00	0.00
03/31/2016	10.62	0.18		(0.83)	(0.65)	(0.48)	0.00	0.00	(0.48)
03/31/2015	11.70	0.09		(0.42)	(0.33)	(0.75)	0.00	0.00	(0.75)
03/31/2014	13.14	0.09		0.03	0.12	(1.56)	0.00	0.00	(1.56)
03/31/2013	11.88	0.21		1.23	1.44	(0.18)	0.00	0.00	(0.18)
03/31/2012	13.02	0.24		(0.39)	(0.15)	(0.99)	0.00	0.00	(0.99)
Class A
04/01/2016 - 09/30/2016+	9.53	0.14		0.09	0.23	0.00	0.00	0.00	0.00
03/31/2016~	10.71	0.19		(0.87)	(0.68)	(0.50)	0.00	0.00	(0.50)
03/31/2015~	11.76	0.09		(0.39)	(0.30)	(0.75)	0.00	0.00	(0.75)
03/31/2014~	13.20	0.09		0.03	0.12	(1.56)	0.00	0.00	(1.56)
03/31/2013~	11.91	0.21		1.23	1.44	(0.15)	0.00	0.00	(0.15)
03/31/2012~	13.05	0.24		(0.39)	(0.15)	(0.99)	0.00	0.00	(0.99)
Class C
04/01/2016 - 09/30/2016+	9.57	0.11		0.09	0.20	0.00	0.00	0.00	0.00
03/31/2016~	10.74	0.11		(0.83)	(0.72)	(0.45)	0.00	0.00	(0.45)
03/31/2015~	11.82	(0.00	)^	(0.42)	(0.42)	(0.66)	0.00	0.00	(0.66)
03/31/2014~	13.29	(0.00	)^	0.03	0.03	(1.50)	0.00	0.00	(1.50)
03/31/2013~	11.97	0.12		1.26	1.38	(0.06)	0.00	0.00	(0.06)
03/31/2012~	13.14	0.15		(0.39)	(0.24)	(0.93)	0.00	0.00	(0.93)

PIMCO RAE Fundamental PLUS Fund
Institutional Class
04/01/2016 - 09/30/2016+	$5.93	$0.09		$0.43	$0.52	$0.00	$0.00	$0.00	$0.00
03/31/2016	6.56	0.11		(0.39)	(0.28)	(0.19)	(0.16)	0.00	(0.35)
03/31/2015	7.01	0.04		0.56	0.60	(0.45)	(0.60)	0.00	(1.05)
03/31/2014	6.57	0.05		1.35	1.40	(0.96)	0.00	0.00	(0.96)
03/31/2013	5.86	0.08		1.37	1.45	(0.74)	0.00	0.00	(0.74)
03/31/2012	5.94	0.09		0.49	0.58	(0.66)	0.00	0.00	(0.66)
Class P
04/01/2016 - 09/30/2016+	5.90	0.09		0.42	0.51	0.00	0.00	0.00	0.00
03/31/2016	6.52	0.10		(0.38)	(0.28)	(0.18)	(0.16)	0.00	(0.34)
03/31/2015	6.98	0.03		0.56	0.59	(0.45)	(0.60)	0.00	(1.05)
03/31/2014	6.55	0.05		1.33	1.38	(0.95)	0.00	0.00	(0.95)
03/31/2013	5.85	0.07		1.37	1.44	(0.74)	0.00	0.00	(0.74)
03/31/2012	5.93	0.09		0.48	0.57	(0.65)	0.00	0.00	(0.65)
Administrative Class
04/01/2016 - 09/30/2016+	5.82	0.08		0.42	0.50	0.00	0.00	0.00	0.00
03/31/2016	6.43	0.09		(0.38)	(0.29)	(0.16)	(0.16)	0.00	(0.32)
03/31/2015	6.90	0.02		0.55	0.57	(0.44)	(0.60)	0.00	(1.04)
03/31/2014	6.48	0.04		1.33	1.37	(0.95)	0.00	0.00	(0.95)
03/31/2013	5.80	0.06		1.34	1.40	(0.72)	0.00	0.00	(0.72)
03/31/2012	5.88	0.08		0.49	0.57	(0.65)	0.00	0.00	(0.65)

20	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.96	2.68%	$609,395	0.94	%*	0.94	%*	0.89	%*	0.89	%*	3.46	%*	172%
9.70	(4.86)	535,687	0.94		0.94		0.89		0.89		2.20		602
10.86	(2.61)	2,354,316	0.90		0.90		0.89		0.89		1.13		413
11.94	1.57	3,158,822	0.89		0.89		0.89		0.89		1.09		262
13.38	12.83	3,172,910	0.90		0.90		0.89		0.89		1.94		321
12.09	(0.77)	1,490,114	0.91		0.91		0.89		0.89		2.10		629

9.93	2.58	8,927	1.04	*	1.04	*	0.99	*	0.99	*	3.32	*	172
9.68	(5.10)	10,230	1.04		1.04		0.99		0.99		2.13		602
10.86	(2.45)	23,634	1.00		1.00		0.99		0.99		1.05		413
11.91	1.45	44,362	0.99		0.99		0.99		0.99		1.01		262
13.35	12.71	51,049	1.00		1.00		0.99		0.99		2.03		321
12.06	(0.81)	22,608	1.01		1.01		0.99		0.99		2.30		629

9.72	2.42	10,194	1.34	*	1.34	*	1.29	*	1.29	*	3.01	*	172
9.49	(5.23)	13,191	1.34		1.34		1.29		1.29		1.80		602
10.62	(3.02)	47,957	1.30		1.30		1.29		1.29		0.76		413
11.70	1.24	61,031	1.29		1.29		1.29		1.29		0.70		262
13.14	12.24	53,320	1.30		1.30		1.29		1.29		1.73		321
11.88	(1.08)	41,035	1.31		1.31		1.29		1.29		1.90		629

9.76	2.41	10,955	1.34	*	1.34	*	1.29	*	1.29	*	2.96	*	172
9.53	(5.42)	21,009	1.34		1.34		1.29		1.29		1.86		602
10.71	(2.82)	29,625	1.30		1.30		1.29		1.29		0.74		413
11.76	1.24	76,013	1.29		1.29		1.29		1.29		0.69		262
13.20	12.21	58,810	1.30		1.30		1.29		1.29		1.78		321
11.91	(1.05)	66,096	1.31		1.31		1.29		1.29		1.90		629

9.77	2.09	8,429	2.09	*	2.09	*	2.04	*	2.04	*	2.26	*	172
9.57	(5.91)	9,959	2.09		2.09		2.04		2.04		1.08		602
10.74	(3.65)	22,367	2.05		2.05		2.04		2.04		0.00	†	413
11.82	0.36	38,619	2.04		2.04		2.04		2.04		(0.08)		262
13.29	11.53	21,996	2.05		2.05		2.04		2.04		1.02		321
11.97	(1.88)	20,658	2.06		2.06		2.04		2.04		1.16		629

$6.45	8.77%	$401,424	0.83	%*	0.83	%*	0.79	%*	0.79	%*	2.89	%*	229%
5.93	(4.33)	440,024	0.83		0.83		0.79		0.79		1.80		501
6.56	8.80	1,055,142	0.80		0.80		0.79		0.79		0.59		390
7.01	22.36	1,350,370	0.79		0.79		0.79		0.79		0.80		424
6.57	26.73	1,010,658	0.79		0.79		0.79		0.79		1.29		506
5.86	10.92	351,353	0.79		0.79		0.79		0.79		1.59		1,047

6.41	8.64	211,759	0.93	*	0.93	*	0.89	*	0.89	*	2.77	*	229
5.90	(4.29)	225,311	0.93		0.93		0.89		0.89		1.69		501
6.52	8.61	616,784	0.90		0.90		0.89		0.89		0.47		390
6.98	22.20	368,467	0.89		0.89		0.89		0.89		0.68		424
6.55	26.55	153,162	0.89		0.89		0.89		0.89		1.22		506
5.85	10.91	22,443	0.89		0.89		0.89		0.89		1.56		1,047

6.32	8.59	6,442	1.08	*	1.08	*	1.04	*	1.04	*	2.61	*	229
5.82	(4.49)	7,463	1.08		1.08		1.04		1.04		1.48		501
6.43	8.40	37,774	1.05		1.05		1.04		1.04		0.33		390
6.90	22.12	36,155	1.04		1.04		1.04		1.04		0.56		424
6.48	26.13	30,040	1.04		1.04		1.04		1.04		1.00		506
5.80	10.87	2,163	1.04		1.04		1.04		1.04		1.44		1,047

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	21

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO RAE Fundamental PLUS Fund (Cont.)
Class D
04/01/2016 - 09/30/2016+	$5.69	$0.07	$0.41	$0.48	$0.00	$0.00	$0.00	$0.00
03/31/2016	6.31	0.08	(0.37)	(0.29)	(0.17)	(0.16)	0.00	(0.33)
03/31/2015	6.78	0.01	0.55	0.56	(0.43)	(0.60)	0.00	(1.03)
03/31/2014	6.39	0.03	1.30	1.33	(0.94)	0.00	0.00	(0.94)
03/31/2013	5.72	0.05	1.33	1.38	(0.71)	0.00	0.00	(0.71)
03/31/2012	5.81	0.07	0.47	0.54	(0.63)	0.00	0.00	(0.63)
Class A
04/01/2016 - 09/30/2016+	5.70	0.07	0.42	0.49	0.00	0.00	0.00	0.00
03/31/2016	6.32	0.08	(0.37)	(0.29)	(0.17)	(0.16)	0.00	(0.33)
03/31/2015	6.80	0.01	0.54	0.55	(0.43)	(0.60)	0.00	(1.03)
03/31/2014	6.40	0.02	1.32	1.34	(0.94)	0.00	0.00	(0.94)
03/31/2013	5.72	0.05	1.33	1.38	(0.70)	0.00	0.00	(0.70)
03/31/2012	5.81	0.07	0.48	0.55	(0.64)	0.00	0.00	(0.64)
Class C
04/01/2016 - 09/30/2016+	5.35	0.05	0.38	0.43	0.00	0.00	0.00	0.00
03/31/2016	5.96	0.04	(0.35)	(0.31)	(0.14)	(0.16)	0.00	(0.30)
03/31/2015	6.47	(0.04)	0.52	0.48	(0.39)	(0.60)	0.00	(0.99)
03/31/2014	6.16	(0.03)	1.25	1.22	(0.91)	0.00	0.00	(0.91)
03/31/2013	5.51	0.01	1.28	1.29	(0.64)	0.00	0.00	(0.64)
03/31/2012	5.63	0.03	0.45	0.48	(0.60)	0.00	0.00	(0.60)

PIMCO RAE Fundamental PLUS EMG Fund
Institutional Class
04/01/2016 - 09/30/2016+	$7.83	$0.10	$1.25	$1.35	$(0.05)	$0.00	$0.00	$(0.05)
03/31/2016	9.44	0.17	(1.78)	(1.61)	0.00	0.00	0.00	0.00
03/31/2015	9.54	0.07	(0.16)	(0.09)	(0.01)	0.00	0.00	(0.01)
03/31/2014	10.09	0.05	(0.56)	(0.51)	(0.01)	(0.03)	0.00	(0.04)
03/31/2013	10.14	0.11	0.61	0.72	(0.77)	0.00	0.00	(0.77)
03/31/2012	11.24	0.13	(0.91)	(0.78)	(0.32)	0.00	0.00	(0.32)
Class P
04/01/2016 - 09/30/2016+	7.83	0.10	1.24	1.34	(0.05)	0.00	0.00	(0.05)
03/31/2016	9.44	0.16	(1.77)	(1.61)	0.00	0.00	0.00	0.00
03/31/2015	9.55	0.06	(0.15)	(0.09)	(0.02)	0.00	0.00	(0.02)
03/31/2014	10.12	0.06	(0.60)	(0.54)	(0.00)^	(0.03)	0.00	(0.03)
03/31/2013	10.18	0.09	0.63	0.72	(0.78)	0.00	0.00	(0.78)
03/31/2012	11.24	0.11	(0.90)	(0.79)	(0.27)	0.00	0.00	(0.27)
Administrative Class
04/01/2016 - 09/30/2016+	7.75	0.09	1.24	1.33	(0.04)	0.00	0.00	(0.04)
03/31/2016	9.37	0.15	(1.77)	(1.62)	0.00	0.00	0.00	0.00
03/31/2015	9.48	0.05	(0.16)	(0.11)	(0.00)^	0.00	0.00	(0.00)^
03/31/2014	10.06	0.03	(0.58)	(0.55)	(0.00)^	(0.03)	0.00	(0.03)
05/31/2012 - 03/31/2013	8.98	0.06	1.81	1.87	(0.79)	0.00	0.00	(0.79)
Class D
04/01/2016 - 09/30/2016+	7.72	0.08	1.24	1.32	(0.04)	0.00	0.00	(0.04)
03/31/2016	9.35	0.13	(1.76)	(1.63)	0.00	0.00	0.00	0.00
03/31/2015	9.50	0.04	(0.17)	(0.13)	(0.02)	0.00	0.00	(0.02)
05/31/2013 - 03/31/2014	9.77	0.00 ^	(0.23)	(0.23)	(0.01)	(0.03)	0.00	(0.04)
Class A
04/01/2016 - 09/30/2016+	7.76	0.08	1.24	1.32	(0.04)	0.00	0.00	(0.04)
03/31/2016	9.39	0.13	(1.76)	(1.63)	0.00	0.00	0.00	0.00
03/31/2015	9.52	0.04	(0.17)	(0.13)	(0.00)^	0.00	0.00	(0.00)^
05/31/2013 - 03/31/2014	9.77	(0.00)^	(0.21)	(0.21)	(0.01)	(0.03)	0.00	(0.04)
Class C
04/01/2016 - 09/30/2016+	7.59	0.05	1.21	1.26	(0.01)	0.00	0.00	(0.01)
03/31/2016	9.25	0.07	(1.73)	(1.66)	0.00	0.00	0.00	0.00
03/31/2015	9.44	(0.03)	(0.16)	(0.19)	(0.00)^	0.00	0.00	(0.00)^
05/31/2013 - 03/31/2014	9.77	(0.06)	(0.24)	(0.30)	(0.00)^	(0.03)	0.00	(0.03)

22	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$6.17	8.44%	$291,160	1.23	%*	1.23	%*	1.19	%*	1.19	%*	2.47	%*	229%
5.69	(4.65)	313,203	1.23		1.23		1.19		1.19		1.42		501
6.31	8.43	607,284	1.20		1.20		1.19		1.19		0.18		390
6.78	21.86	622,117	1.19		1.19		1.19		1.19		0.39		424
6.39	26.04	429,208	1.19		1.19		1.19		1.19		0.91		506
5.72	10.53	91,205	1.19		1.19		1.19		1.19		1.34		1,047

6.19	8.60	428,994	1.23	*	1.23	*	1.19	*	1.19	*	2.48	*	229
5.70	(4.63)	462,967	1.23		1.23		1.19		1.19		1.43		501
6.32	8.24	785,656	1.20		1.20		1.19		1.19		0.17		390
6.80	22.03	745,005	1.19		1.19		1.19		1.19		0.37		424
6.40	26.10	291,184	1.19		1.19		1.19		1.19		0.92		506
5.72	10.62	97,573	1.19		1.19		1.19		1.19		1.33		1,047

5.78	8.04	336,236	1.98	*	1.98	*	1.94	*	1.94	*	1.73	*	229
5.35	(5.26)	355,308	1.98		1.98		1.94		1.94		0.69		501
5.96	7.54	559,797	1.95		1.95		1.94		1.94		(0.58)		390
6.47	20.87	415,212	1.94		1.94		1.94		1.94		(0.40)		424
6.16	25.19	115,909	1.94		1.94		1.94		1.94		0.17		506
5.51	9.71	33,921	1.94		1.94		1.94		1.94		0.56		1,047

$9.13	17.32%	$1,724,130	1.19	%*	1.19	%*	1.15	%*	1.15	%*	2.39	%*	145%
7.83	(17.06)	1,973,502	1.17		1.17		1.15		1.15		2.02		482
9.44	(0.94)	3,010,359	1.15		1.15		1.15		1.15		0.73		537
9.54	(5.04)	5,266,628	1.20	(c)	1.20	(c)	1.20	(c)	1.20	(c)	0.55		328
10.09	6.95	5,989,049	1.25		1.25		1.25		1.25		1.08		399
10.14	(6.70)	4,715,043	1.25		1.25		1.25		1.25		1.37		774

9.12	17.19	21,764	1.29	*	1.29	*	1.25	*	1.25	*	2.26	*	145
7.83	(17.06)	7,589	1.27		1.27		1.25		1.25		1.90		482
9.44	(1.00)	7,575	1.25		1.25		1.25		1.25		0.57		537
9.55	(5.32)	9,259	1.30	(d)	1.30	(d)	1.30	(d)	1.30	(d)	0.60		328
10.12	6.91	5,648	1.35		1.35		1.35		1.35		0.89		399
10.18	(6.86)	2,771	1.35		1.35		1.35		1.35		1.14		774

9.04	17.25	246	1.44	*	1.44	*	1.40	*	1.40	*	2.15	*	145
7.75	(17.29)	265	1.42		1.42		1.40		1.40		1.82		482
9.37	(1.15)	263	1.40		1.40		1.40		1.40		0.48		537
9.48	(5.45)	217	1.45	(c)	1.45	(c)	1.45	(c)	1.45	(c)	0.27		328
10.06	20.64	127	1.50	*	1.50	*	1.50	*	1.50	*	0.73	*	399

9.00	17.21	18,444	1.59	*	1.59	*	1.55	*	1.55	*	1.99	*	145
7.72	(17.43)	4,809	1.57		1.57		1.55		1.55		1.69		482
9.35	(1.41)	5,393	1.55		1.55		1.55		1.55		0.39		537
9.50	(2.37)	3,420	1.59	*(e)	1.59	*(e)	1.59	*(e)	1.59	*(e)	0.03	*	328

9.04	17.03	4,447	1.59	*	1.59	*	1.55	*	1.55	*	1.99	*	145
7.76	(17.36)	4,026	1.57		1.57		1.55		1.55		1.55		482
9.39	(1.36)	10,935	1.55		1.55		1.55		1.55		0.36		537
9.52	(2.10)	3,842	1.59	*(e)	1.59	*(e)	1.59	*(e)	1.59	*(e)	(0.00	)*†	328

8.84	16.65	1,878	2.34	*	2.34	*	2.30	*	2.30	*	1.24	*	145
7.59	(17.95)	1,618	2.32		2.32		2.30		2.30		0.89		482
9.25	(2.01)	1,890	2.30		2.30		2.30		2.30		(0.34)		537
9.44	(3.02)	665	2.34	*(e)	2.34	*(e)	2.34	*(e)	2.34	*(e)	(0.75	)*	328

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	23

Financial Highlights (Cont.)

		Investment Operations				Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO RAE Fundamental PLUS International Fund
Institutional Class
04/01/2016 - 09/30/2016+	$7.48	$0.14		$0.44	$0.58	$(0.05)	$0.00	$0.00	$(0.05)
03/31/2016	8.95	0.16		(1.40)	(1.24)	(0.23)	0.00	0.00	(0.23)
03/31/2015	12.56	0.24		(1.08)	(0.84)	(0.34)	(2.43)	0.00	(2.77)
03/31/2014	11.26	0.14		2.73	2.87	(1.54)	(0.03)	0.00	(1.57)
03/31/2013	11.37	0.12		1.65	1.77	(1.70)	(0.18)	0.00	(1.88)
09/30/2011 - 03/31/2012	10.00	0.05		1.43	1.48	(0.11)	0.00	0.00	(0.11)
Class P
04/01/2016 - 09/30/2016+	7.47	0.15		0.43	0.58	(0.05)	0.00	0.00	(0.05)
03/31/2016	8.93	0.14		(1.39)	(1.25)	(0.21)	0.00	0.00	(0.21)
05/30/2014 - 03/31/2015	12.91	0.16		(1.37)	(1.21)	(0.34)	(2.43)	0.00	(2.77)
Class D
04/01/2016 - 09/30/2016+	7.45	0.14		0.44	0.58	(0.04)	0.00	0.00	(0.04)
03/31/2016	8.93	0.13		(1.40)	(1.27)	(0.21)	0.00	0.00	(0.21)
03/31/2015	12.55	0.20		(1.09)	(0.89)	(0.30)	(2.43)	0.00	(2.73)
02/28/2014 - 03/31/2014	12.61	0.01		(0.07)	(0.06)	0.00	0.00	0.00	0.00
Class A
04/01/2016 - 09/30/2016+	7.47	0.14		0.43	0.57	(0.04)	0.00	0.00	(0.04)
03/31/2016	8.95	0.14		(1.41)	(1.27)	(0.21)	0.00	0.00	(0.21)
03/31/2015	12.56	0.20		(1.09)	(0.89)	(0.29)	(2.43)	0.00	(2.72)
02/28/2014 - 03/31/2014	12.61	0.01		(0.06)	(0.05)	0.00	0.00	0.00	0.00
Class C
04/01/2016 - 09/30/2016+	7.40	0.11		0.43	0.54	(0.02)	0.00	0.00	(0.02)
03/31/2016	8.88	0.07		(1.39)	(1.32)	(0.16)	0.00	0.00	(0.16)
03/31/2015	12.55	0.11		(1.08)	(0.97)	(0.27)	(2.43)	0.00	(2.70)
02/28/2014 - 03/31/2014	12.61	(0.00	)^	(0.06)	(0.06)	0.00	0.00	0.00	0.00

PIMCO RAE Fundamental PLUS Small Fund
Institutional Class
04/01/2016 - 09/30/2016+	$8.82	$0.19		$1.10	$1.29	$0.00	$0.00	$0.00	$0.00
03/31/2016	12.39	0.25		(1.51)	(1.26)	(0.39)	(1.92)	0.00	(2.31)
03/31/2015	12.33	0.23		0.60	0.83	(0.77)	0.00	0.00	(0.77)
03/31/2014	13.17	0.18		3.03	3.21	(4.00)	(0.05)	0.00	(4.05)
03/31/2013	12.42	0.17		2.62	2.79	(1.83)	(0.21)	0.00	(2.04)
09/30/2011 - 03/31/2012	10.00	0.05		3.13	3.18	(0.76)	0.00	0.00	(0.76)
Class P
04/01/2016 - 09/30/2016+	8.81	0.20		1.09	1.29	0.00	0.00	0.00	0.00
03/31/2016	12.38	0.25		(1.53)	(1.28)	(0.37)	(1.92)	0.00	(2.29)
05/30/2014 - 03/31/2015	12.01	0.13		1.02	1.15	(0.78)	0.00	0.00	(0.78)
Class D
04/01/2016 - 09/30/2016+	8.79	0.17		1.10	1.27	0.00	0.00	0.00	0.00
03/31/2016	12.37	0.22		(1.52)	(1.30)	(0.36)	(1.92)	0.00	(2.28)
03/31/2015	12.32	0.17		0.63	0.80	(0.75)	0.00	0.00	(0.75)
02/28/2014 - 03/31/2014	12.20	0.02		0.10	0.12	0.00	0.00	0.00	0.00
Class A
04/01/2016 - 09/30/2016+	8.77	0.18		1.09	1.27	0.00	0.00	0.00	0.00
03/31/2016	12.34	0.21		(1.51)	(1.30)	(0.35)	(1.92)	0.00	(2.27)
03/31/2015	12.32	0.12		0.66	0.78	(0.76)	0.00	0.00	(0.76)
02/28/2014 - 03/31/2014	12.20	0.02		0.10	0.12	0.00	0.00	0.00	0.00
Class C
04/01/2016 - 09/30/2016+	8.68	0.14		1.08	1.22	0.00	0.00	0.00	0.00
03/31/2016	12.27	0.15		(1.52)	(1.37)	(0.30)	(1.92)	0.00	(2.22)
03/31/2015	12.31	0.06		0.63	0.69	(0.73)	0.00	0.00	(0.73)
02/28/2014 - 03/31/2014	12.20	0.01		0.10	0.11	0.00	0.00	0.00	0.00

24	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$8.01	7.82%	$644,542	0.86	%*	0.86	%*	0.82	%*	0.82	%*	3.58	%*	99%
7.48	(14.06)	619,564	0.83		0.83		0.82		0.82		1.89		465
8.95	(6.53)	1,096,358	0.83		0.83		0.82		0.82		2.07		857
12.56	26.29	2,805,349	0.84	(f)	0.84	(f)	0.83	(f)	0.83	(f)	1.18		414
11.26	16.05	3,418,499	0.85		0.85		0.84		0.84		1.05		452
11.37	14.77	1,258,123	0.84	*	0.85	*	0.84	*	0.85	*	0.83	*	347

8.00	7.80	4,011	0.96	*	0.96	*	0.92	*	0.92	*	3.89	*	99
7.47	(14.14)	3,777	0.93		0.93		0.92		0.92		1.72		465
8.93	(9.17)	2,752	0.93	*	0.93	*	0.92	*	0.92	*	2.00	*	857

7.99	7.78	4,859	1.21	*	1.21	*	1.17	*	1.17	*	3.54	*	99
7.45	(14.43)	8,135	1.18		1.18		1.17		1.17		1.56		465
8.93	(6.89)	9,814	1.18		1.18		1.17		1.17		1.82		857
12.55	(0.48)	210	1.18	*	1.18	*	1.17	*	1.17	*	1.02	*	414

8.00	7.68	2,809	1.21	*	1.21	*	1.17	*	1.17	*	3.62	*	99
7.47	(14.37)	2,727	1.18		1.18		1.17		1.17		1.70		465
8.95	(6.96)	2,425	1.18		1.18		1.17		1.17		1.78		857
12.56	(0.40)	4,059	1.18	*	1.18	*	1.17	*	1.17	*	1.10	*	414

7.92	7.26	1,397	1.96	*	1.96	*	1.92	*	1.92	*	2.89	*	99
7.40	(15.00)	1,434	1.93		1.93		1.92		1.92		0.89		465
8.88	(7.60)	1,859	1.93		1.93		1.92		1.92		1.07		857
12.55	(0.48)	53	1.93	*	1.93	*	1.92	*	1.92	*	0.37	*	414

$10.11	14.63%	$51,718	0.89	%*	0.89	%*	0.84	%*	0.84	%*	4.07	%*	136%
8.82	(10.27)	47,436	0.87		0.87		0.84		0.84		2.26		526
12.39	6.82	391,557	0.85		0.85		0.84		0.84		1.85		722
12.33	26.01	531,938	0.84		0.84		0.84		0.84		1.36		378
13.17	25.22	526,969	0.84		0.84		0.84		0.84		1.40		385
12.42	32.56	417,462	0.84	*	0.86	*	0.84	*	0.86	*	0.91	*	227

10.10	14.64	886	0.99	*	0.99	*	0.94	*	0.94	*	4.19	*	136
8.81	(10.40)	1,389	0.97		0.97		0.94		0.94		2.21		526
12.38	9.64	4,475	0.95	*	0.95	*	0.94	*	0.94	*	1.31	*	722

10.06	14.45	3,255	1.24	*	1.24	*	1.19	*	1.19	*	3.60	*	136
8.79	(10.57)	4,550	1.22		1.22		1.19		1.19		2.06		526
12.37	6.56	6,897	1.20		1.20		1.19		1.19		1.41		722
12.32	0.98	637	1.19	*	1.19	*	1.19	*	1.19	*	2.38	*	378

10.04	14.48	2,291	1.24	*	1.24	*	1.19	*	1.19	*	3.79	*	136
8.77	(10.63)	2,252	1.22		1.22		1.19		1.19		1.93		526
12.34	6.45	6,255	1.20		1.20		1.19		1.19		0.99		722
12.32	0.98	68	1.19	*	1.19	*	1.19	*	1.19	*	2.20	*	378

9.90	14.06	3,797	1.99	*	1.99	*	1.94	*	1.94	*	3.03	*	136
8.68	(11.24)	4,017	1.97		1.97		1.94		1.94		1.39		526
12.27	5.67	4,536	1.95		1.95		1.94		1.94		0.53		722
12.31	0.90	35	1.94	*	1.94	*	1.94	*	1.94	*	1.47	*	378

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	25

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO RAE Low Volatility PLUS Fund
Institutional Class
04/01/2016 - 09/30/2016+	$10.99	$0.14	$0.65	$0.79	$0.00	$0.00	$0.00	$0.00
03/31/2016	10.81	0.17	0.22	0.39	(0.07)	(0.14)	0.00	(0.21)
03/31/2015	10.32	0.07	1.09	1.16	(0.67)	0.00	0.00	(0.67)
12/30/2013 - 03/31/2014	10.00	0.01	0.31	0.32	0.00	0.00	0.00	0.00
Class P
04/01/2016 - 09/30/2016+	10.97	0.13	0.66	0.79	0.00	0.00	0.00	0.00
03/31/2016	10.80	0.17	0.20	0.37	(0.06)	(0.14)	0.00	(0.20)
03/31/2015	10.32	0.05	1.10	1.15	(0.67)	0.00	0.00	(0.67)
12/30/2013 - 03/31/2014	10.00	0.01	0.31	0.32	0.00	0.00	0.00	0.00
Class D
04/01/2016 - 09/30/2016+	10.94	0.07	0.69	0.76	0.00	0.00	0.00	0.00
03/31/2016	10.77	0.12	0.22	0.34	(0.03)	(0.14)	0.00	(0.17)
03/31/2015	10.31	0.02	1.10	1.12	(0.66)	0.00	0.00	(0.66)
12/30/2013 - 03/31/2014	10.00	0.00 ^	0.31	0.31	0.00	0.00	0.00	0.00
Class A
04/01/2016 - 09/30/2016+	10.92	0.11	0.66	0.77	0.00	0.00	0.00	0.00
03/31/2016	10.76	0.13	0.20	0.33	(0.03)	(0.14)	0.00	(0.17)
03/31/2015	10.31	0.01	1.11	1.12	(0.67)	0.00	0.00	(0.67)
12/30/2013 - 03/31/2014	10.00	(0.00)^	0.31	0.31	0.00	0.00	0.00	0.00
Class C
04/01/2016 - 09/30/2016+	10.80	0.06	0.65	0.71	0.00	0.00	0.00	0.00
03/31/2016	10.69	0.05	0.20	0.25	(0.00)^	(0.14)	0.00	(0.14)
03/31/2015	10.29	(0.07)	1.11	1.04	(0.64)	0.00	0.00	(0.64)
12/30/2013 - 03/31/2014	10.00	(0.02)	0.31	0.29	0.00	0.00	0.00	0.00

PIMCO RAE Low Volatility PLUS EMG Fund
Institutional Class
04/01/2016 - 09/30/2016+	$7.97	$0.10	$0.85	$0.95	$(0.05)	$0.00	$0.00	$(0.05)
03/31/2016	9.73	0.11	(1.68)	(1.57)	(0.14)	0.00	(0.05)	(0.19)
03/31/2015	9.96	0.08	(0.02)	0.06	(0.26)	(0.03)	0.00	(0.29)
12/30/2013 - 03/31/2014	10.00	0.01	(0.05)	(0.04)	0.00	0.00	0.00	0.00
Class P
04/01/2016 - 09/30/2016+	7.96	0.09	0.85	0.94	(0.04)	0.00	0.00	(0.04)
03/31/2016	9.72	0.10	(1.67)	(1.57)	(0.14)	0.00	(0.05)	(0.19)
03/31/2015	9.95	0.07	(0.01)	0.06	(0.26)	(0.03)	0.00	(0.29)
12/30/2013 - 03/31/2014	10.00	0.00	(0.05)	(0.05)	0.00	0.00	0.00	0.00
Class D
04/01/2016 - 09/30/2016+	7.93	0.08	0.83	0.91	(0.04)	0.00	0.00	(0.04)
03/31/2016	9.68	0.08	(1.66)	(1.58)	(0.13)	0.00	(0.04)	(0.17)
03/31/2015	9.95	0.02	(0.01)	0.01	(0.25)	(0.03)	0.00	(0.28)
12/30/2013 - 03/31/2014	10.00	(0.01)	(0.04)	(0.05)	0.00	0.00	0.00	0.00
Class A
04/01/2016 - 09/30/2016+	7.95	0.08	0.84	0.92	(0.03)	0.00	0.00	(0.03)
03/31/2016	9.70	0.07	(1.66)	(1.59)	(0.11)	0.00	(0.05)	(0.16)
03/31/2015	9.95	0.04	(0.02)	0.02	(0.24)	(0.03)	0.00	(0.27)
12/30/2013 - 03/31/2014	10.00	(0.01)	(0.04)	(0.05)	0.00	0.00	0.00	0.00
Class C
04/01/2016 - 09/30/2016+	7.86	0.06	0.82	0.88	(0.01)	0.00	0.00	(0.01)
03/31/2016	9.61	0.01	(1.65)	(1.64)	(0.06)	0.00	(0.05)	(0.11)
03/31/2015	9.93	(0.07)	0.01	(0.06)	(0.23)	(0.03)	0.00	(0.26)
12/30/2013 - 03/31/2014	10.00	(0.03)	(0.04)	(0.07)	0.00	0.00	0.00	0.00

PIMCO RAE Low Volatility PLUS International Fund
Institutional Class
04/01/2016 - 09/30/2016+	$9.16	$0.13	$0.58	$0.71	$(0.05)	$0.00	$0.00	$(0.05)
03/31/2016	10.12	0.14	(0.67)	(0.53)	(0.43)	0.00	0.00	(0.43)
03/31/2015	10.13	0.12	0.23	0.35	(0.36)	(0.00)^	0.00	(0.36)
12/30/2013 - 03/31/2014	10.00	0.02	0.11	0.13	0.00	0.00	0.00	0.00

26	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$11.78	7.19%	$194,755	0.85	%*	0.85	%*	0.79	%*	0.79	%*	2.48	%*	138%
10.99	3.62	258,206	0.83		0.83		0.79		0.79		1.61		551
10.81	11.15	1,055,948	0.79		0.79		0.79		0.79		0.63		691
10.32	3.20	107,050	0.79	*	0.96	*	0.79	*	0.96	*	0.43	*	227

11.76	7.20	663	0.95	*	0.95	*	0.89	*	0.89	*	2.19	*	138
10.97	3.48	601	0.93		0.93		0.89		0.89		1.57		551
10.80	11.05	1,082	0.89		0.89		0.89		0.89		0.43		691
10.32	3.20	10	0.89	*	1.06	*	0.89	*	1.06	*	0.24	*	227

11.70	6.95	2,879	1.25	*	1.25	*	1.19	*	1.19	*	1.23	*	138
10.94	3.19	603	1.23		1.23		1.19		1.19		1.13		551
10.77	10.69	5,401	1.19		1.19		1.19		1.19		0.14		691
10.31	3.10	20	1.19	*	1.36	*	1.19	*	1.36	*	0.05	*	227

11.69	7.05	11,240	1.25	*	1.25	*	1.19	*	1.19	*	1.88	*	138
10.92	3.14	8,357	1.23		1.23		1.19		1.19		1.23		551
10.76	10.73	15,403	1.19		1.19		1.19		1.19		0.05		691
10.31	3.10	10	1.19	*	1.36	*	1.19	*	1.36	*	(0.07	)*	227

11.51	6.57	5,694	2.00	*	2.00	*	1.94	*	1.94	*	1.09	*	138
10.80	2.40	2,472	1.98		1.98		1.94		1.94		0.45		551
10.69	10.01	9,804	1.94		1.94		1.94		1.94		(0.67)		691
10.29	2.90	10	1.94	*	2.11	*	1.94	*	2.11	*	(0.82	)*	227

$8.87	11.92%	$3,223,861	1.02	%*	1.17	%*	1.00	%*	1.15	%*	2.43	%*	117%
7.97	(16.14)	3,467,854	1.00		1.15		1.00		1.15		1.31		528
9.73	0.52	4,607,000	1.00		1.15		1.00		1.15		0.77		344
9.96	(0.40)	2,470,229	1.00	*	1.20	*	1.00	*	1.20	*	0.46	*	25

8.86	11.89	200	1.12	*	1.27	*	1.10	*	1.25	*	2.24	*	117
7.96	(16.21)	212	1.10		1.25		1.10		1.25		1.26		528
9.72	0.53	153	1.10		1.25		1.10		1.25		0.67		344
9.95	(0.50)	10	1.10	*	1.30	*	1.10	*	1.30	*	(0.10	)*	25

8.80	11.50	478	1.42	*	1.57	*	1.40	*	1.55	*	1.93	*	117
7.93	(16.27)	421	1.40		1.55		1.40		1.55		0.98		528
9.68	0.03	499	1.40		1.55		1.40		1.55		0.22		344
9.95	(0.50)	25	1.40	*	1.60	*	1.40	*	1.60	*	(0.30	)*	25

8.84	11.65	293	1.42	*	1.57	*	1.40	*	1.55	*	1.99	*	117
7.95	(16.42)	214	1.40		1.55		1.40		1.55		0.85		528
9.70	0.13	480	1.40		1.55		1.40		1.55		0.34		344
9.95	(0.50)	10	1.40	*	1.60	*	1.40	*	1.60	*	(0.41	)*	25

8.73	11.18	308	2.17	*	2.32	*	2.15	*	2.30	*	1.32	*	117
7.86	(17.01)	255	2.15		2.30		2.15		2.30		0.15		528
9.61	(0.73)	403	2.15		2.30		2.15		2.30		(0.68)		344
9.93	(0.70)	10	2.15	*	2.35	*	2.15	*	2.35	*	(1.16	)*	25

$9.82	7.81%	$1,239,283	0.86	%*	0.86	%*	0.82	%*	0.82	%*	2.60	%*	137%
9.16	(5.30)	1,469,785	0.88		0.88		0.82		0.82		1.40		573
10.12	3.61	2,488,373	0.82		0.82		0.82		0.82		1.20		545
10.13	1.30	2,007,386	0.82	*	0.85	*	0.82	*	0.85	*	0.86	*	31

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	27

Financial Highlights (Cont.)

		Investment Operations				Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains		Tax Basis Return of Capital		Total

PIMCO RAE Low Volatility PLUS International Fund (Cont.)
Class P
04/01/2016 - 09/30/2016+	$9.15	$0.14		$0.57	$0.71	$(0.06)	$0.00		$0.00		$(0.06)
03/31/2016	10.11	0.13		(0.66)	(0.53)	(0.43)	0.00		0.00		(0.43)
03/31/2015	10.13	0.09		0.25	0.34	(0.36)	(0.00	)^	0.00		(0.36)
12/30/2013 - 03/31/2014	10.00	0.00	^	0.13	0.13	0.00	0.00		0.00		0.00
Class D
04/01/2016 - 09/30/2016+	9.13	0.11		0.58	0.69	(0.04)	0.00		0.00		(0.04)
03/31/2016	10.10	0.10		(0.67)	(0.57)	(0.40)	0.00		0.00		(0.40)
03/31/2015	10.12	0.10		0.23	0.33	(0.35)	(0.00	)^	0.00		(0.35)
12/30/2013 - 03/31/2014	10.00	0.00	^	0.12	0.12	0.00	0.00		0.00		0.00
Class A
04/01/2016 - 09/30/2016+	9.12	0.11		0.58	0.69	(0.04)	0.00		0.00		(0.04)
03/31/2016	10.09	0.11		(0.67)	(0.56)	(0.41)	0.00		0.00		(0.41)
03/31/2015	10.12	0.08		0.24	0.32	(0.35)	(0.00	)^	0.00		(0.35)
12/30/2013 - 03/31/2014	10.00	0.00	^	0.12	0.12	0.00	0.00		0.00		0.00
Class C
04/01/2016 - 09/30/2016+	9.05	0.07		0.58	0.65	(0.02)	0.00		0.00		(0.02)
03/31/2016	10.03	0.03		(0.66)	(0.63)	(0.35)	0.00		0.00		(0.35)
03/31/2015	10.10	(0.01)		0.26	0.25	(0.32)	(0.00	)^	0.00		(0.32)
12/30/2013 - 03/31/2014	10.00	(0.02)		0.12	0.10	0.00	0.00		0.00		0.00

PIMCO RAE Worldwide Fundamental Advantage PLUS Fund
Institutional Class
04/01/2016 - 09/30/2016+	$8.76	$0.15		$0.15	$0.30	$0.00	$0.00		$0.00		$0.00
03/31/2016	9.29	0.19		(0.65)	(0.46)	(0.07)	0.00		(0.00	)^	(0.07)
03/31/2015	10.06	0.13		(0.71)	(0.58)	(0.19)	0.00		0.00		(0.19)
03/31/2014	10.00	0.09		0.12	0.21	(0.15)	0.00		0.00		(0.15)
11/30/2012 - 03/31/2013	10.00	0.02		0.14	0.16	(0.16)	0.00		0.00		(0.16)
Class P
04/01/2016 - 09/30/2016+	8.75	0.10		0.20	0.30	0.00	0.00		0.00		0.00
03/31/2016	9.28	0.18		(0.64)	(0.46)	(0.07)	0.00		(0.00	)^	(0.07)
03/31/2015	10.05	0.14		(0.73)	(0.59)	(0.18)	0.00		0.00		(0.18)
03/31/2014	10.01	0.09		0.09	0.18	(0.14)	0.00		0.00		(0.14)
Class D
04/01/2016 - 09/30/2016+	8.74	0.16		0.13	0.29	0.00	0.00		0.00		0.00
03/31/2016	9.29	0.15		(0.65)	(0.50)	(0.05)	0.00		(0.00	)^	(0.05)
03/31/2015	10.05	0.09		(0.70)	(0.61)	(0.15)	0.00		0.00		(0.15)
03/31/2014	10.01	0.05		0.11	0.16	(0.12)	0.00		0.00		(0.12)
Class A
04/01/2016 - 09/30/2016+	8.72	0.14		0.14	0.28	0.00	0.00		0.00		0.00
03/31/2016	9.27	0.15		(0.65)	(0.50)	(0.05)	0.00		(0.00	)^	(0.05)
03/31/2015	10.04	0.10		(0.72)	(0.62)	(0.15)	0.00		0.00		(0.15)
03/31/2014	10.01	0.06		0.11	0.17	(0.14)	0.00		0.00		(0.14)
Class C
04/01/2016 - 09/30/2016+	8.65	0.10		0.14	0.24	0.00	0.00		0.00		0.00
03/31/2016	9.21	0.08		(0.64)	(0.56)	(0.00)^	0.00		(0.00	)^	(0.00)^
03/31/2015	9.99	0.02		(0.70)	(0.68)	(0.10)	0.00		0.00		(0.10)
03/31/2014	10.01	(0.02)		0.10	0.08	(0.10)	0.00		0.00		(0.10)

PIMCO RAE Worldwide Long/Short PLUS Fund
Institutional Class
04/01/2016 - 09/30/2016+	$9.33	$0.13		$0.35	$0.48	$(0.06)	$0.00		$0.00		$(0.06)
03/31/2016	9.82	0.15		(0.33)	(0.18)	(0.31)	0.00		0.00		(0.31)
12/04/2014 - 03/31/2015	10.00	0.02		(0.12)	(0.10)	(0.08)	0.00		0.00		(0.08)
Class P
04/01/2016 - 09/30/2016+	9.32	0.13		0.35	0.48	(0.06)	0.00		0.00		(0.06)
03/31/2016	9.82	0.14		(0.34)	(0.20)	(0.30)	0.00		0.00		(0.30)
12/04/2014 - 03/31/2015	10.00	0.01		(0.11)	(0.10)	(0.08)	0.00		0.00		(0.08)

28	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

			Ratios/Supplemental Data
				Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return		Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.80	7.75%		$10,544	0.96	%*	0.96	%*	0.92	%*	0.92	%*	2.86	%*	137%
9.15	(5.36)		418	0.98		0.98		0.92		0.92		1.40		573
10.11	3.52		319	0.92		0.92		0.92		0.92		0.92		545
10.13	1.30		33	0.92	*	0.95	*	0.92	*	0.95	*	0.18	*	31

9.78	7.58		179	1.21	*	1.21	*	1.17	*	1.17	*	2.31	*	137
9.13	(5.71)		178	1.23		1.23		1.17		1.17		1.06		573
10.10	3.40		362	1.17		1.17		1.17		1.17		0.95		545
10.12	1.20		21	1.17	*	1.20	*	1.17	*	1.20	*	0.03	*	31

9.77	7.60		3,230	1.21	*	1.21	*	1.17	*	1.17	*	2.24	*	137
9.12	(5.66)		2,471	1.23		1.23		1.17		1.17		1.13		573
10.09	3.25		1,110	1.17		1.17		1.17		1.17		0.73		545
10.12	1.20		48	1.17	*	1.20	*	1.17	*	1.20	*	0.09	*	31

9.68	7.16		562	1.96	*	1.96	*	1.92	*	1.92	*	1.44	*	137
9.05	(6.37)		338	1.98		1.98		1.92		1.92		0.36		573
10.03	2.59		325	1.92		1.92		1.92		1.92		(0.11)		545
10.10	1.00		15	1.92	*	1.95	*	1.92	*	1.95	*	(0.79	)*	31

$9.06	3.42%		$607,436	1.00	%*	1.00	%*	0.99	%*	0.99	%*	3.30	%*	168%
8.76	(4.97)		578,248	1.03		1.03		0.99		0.99		2.07		530
9.29	(5.77)		1,822,885	1.00		1.00		0.99		0.99		1.37		561
10.06	2.14		3,699,023	0.99		0.99		0.99		0.99		0.87		394
10.00	1.57		2,509,511	0.99	*	1.01	*	0.99	*	1.01	*	0.46	*	127

9.05	3.43		618	1.10	*	1.10	*	1.09	*	1.09	*	2.12	*	168
8.75	(5.02)		19	1.13		1.13		1.09		1.09		2.01		530
9.28	(5.87)		20	1.10		1.10		1.09		1.09		1.44		561
10.05	1.85		61	1.09		1.09		1.09		1.09		0.91		394

9.03	3.32		15	1.40	*	1.40	*	1.39	*	1.39	*	3.62	*	168
8.74	(5.40)		35	1.43		1.43		1.39		1.39		1.69		530
9.29	(6.11)		75	1.40		1.40		1.39		1.39		0.96		561
10.05	1.64		144	1.39		1.39		1.39		1.39		0.51		394

9.00	3.21		252	1.40	*	1.40	*	1.39	*	1.39	*	3.08	*	168
8.72	(5.40)		172	1.43		1.43		1.39		1.39		1.69		530
9.27	(6.15)		277	1.40		1.40		1.39		1.39		1.01		561
10.04	1.71		514	1.39		1.39		1.39		1.39		0.60		394

8.89	2.77		28	2.15	*	2.15	*	2.14	*	2.14	*	2.19	*	168
8.65	(6.03)		37	2.18		2.18		2.14		2.14		0.94		530
9.21	(6.83)		62	2.15		2.15		2.14		2.14		0.23		561
9.99	0.87		79	2.14		2.14		2.14		2.14		(0.17)		394

$9.75	5.18%		$2,003,315	1.21	%*	1.21	%*	1.19	%*	1.19	%*	2.72	%*	86%
9.33	(1.76)		1,892,173	1.22		1.22		1.19		1.19		1.56		529
9.82	(0.96	)(g)	3,224,507	1.19	*	1.19	*	1.19	*	1.19	*	0.52	*	136

9.74	5.12		20	1.31	*	1.31	*	1.29	*	1.29	*	2.58	*	86
9.32	(1.90)		31	1.32		1.32		1.29		1.29		1.51		529
9.82	(1.00	)(g)	11	1.29	*	1.29	*	1.29	*	1.29	*	0.45	*	136

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	29

Financial Highlights (Cont.)

		Investment Operations				Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO RAE Worldwide Long/Short PLUS Fund (Cont.)
Class D
04/01/2016 - 09/30/2016+	$9.33	$0.09		$0.36	$0.45	$(0.06)	$0.00	$0.00	$(0.06)
03/31/2016	9.81	0.11		(0.35)	(0.24)	(0.24)	0.00	0.00	(0.24)
12/04/2014 - 03/31/2015	10.00	(0.00	)^	(0.11)	(0.11)	(0.08)	0.00	0.00	(0.08)
Class A
04/01/2016 - 09/30/2016+	9.30	0.11		0.35	0.46	(0.05)	0.00	0.00	(0.05)
03/31/2016	9.82	0.11		(0.34)	(0.23)	(0.29)	0.00	0.00	(0.29)
12/04/2014 - 03/31/2015	10.00	(0.00	)^	(0.11)	(0.11)	(0.07)	0.00	0.00	(0.07)
Class C
04/01/2016 - 09/30/2016+	9.28	0.06		0.36	0.42	(0.03)	0.00	0.00	(0.03)
03/31/2016	9.81	0.04		(0.33)	(0.29)	(0.24)	0.00	0.00	(0.24)
12/04/2014 - 03/31/2015	10.00	(0.02)		(0.11)	(0.13)	(0.06)	0.00	0.00	(0.06)

+	Unaudited
*	Annualized
^	Reflects an amount rounding to less than one cent.
†	Less than 0.005%.
~	A one for three reverse share split, effective August 7, 2015, has been retroactively applied. See Note 12 in the Notes to Financial Statements.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(d) in the Notes to Financial Statements for more information.

(c)	Effective October 1, 2013, the Class’s supervisory and administrative fee was decreased by 0.10% to an annual rate of 0.30%.
(d)	Effective October 1, 2013, the Class’s supervisory and administrative fee was decreased by 0.10% to an annual rate of 0.40%.
(e)	Effective October 1, 2013, the Class’s supervisory and administrative fee was decreased by 0.10% to an annual rate of 0.45%.
(f)	Effective October 1, 2013, the Fund’s advisory fee was decreased by 0.02% to an annual rate of 0.57%.
(g)

Includes reimbursement by Adviser. See Note 8 in the Notes to Financial Statements. Excluding such reimbursement, the Total Return would have been (0.96)% for the Institutional Class, (1.10)% for Class P, (1.13)% for Class D, (1.18)% for Class A, and (1.37)% for Class C.

30	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

			Ratios/Supplemental Data
				Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return		Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.72	4.84%		$780	1.61	%*	1.61	%*	1.59	%*	1.59	%*	1.77	%*	86%
9.33	(2.33)		26	1.62		1.62		1.59		1.59		1.12		529
9.81	(1.13	)(g)	197	1.59	*	1.59	*	1.59	*	1.59	*	(0.01	)*	136

9.71	4.92		99	1.61	*	1.61	*	1.59	*	1.59	*	2.31	*	86
9.30	(2.28)		76	1.62		1.62		1.59		1.59		1.19		529
9.82	(1.08	)(g)	62	1.59	*	1.59	*	1.59	*	1.59	*	0.10	*	136

9.67	4.51		72	2.36	*	2.36	*	2.34	*	2.34	*	1.20	*	86
9.28	(2.94)		21	2.37		2.37		2.34		2.34		0.43		529
9.81	(1.27	)(g)	22	2.34	*	2.34	*	2.34	*	2.34	*	(0.64	)*	136

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	31

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO RAE Fundamental Advantage PLUS Fund	PIMCO RAE Fundamental PLUS Fund	PIMCO RAE Fundamental PLUS EMG Fund	PIMCO RAE Fundamental PLUS International Fund

Assets:
Investments, at value
Investments in securities*	$729,457	$1,901,462	$2,356,488	$702,672
Investments in Affiliates	35,191	14,299	25,653	9,870
Financial Derivative Instruments
Exchange-traded or centrally cleared	2,817	6,093	6,828	2,357
Over the counter	58,740	86,905	84,905	40,549
Cash	1	0	0	1
Deposits with counterparty	3,250	2,158	2,658	2,394
Foreign currency, at value	2,387	3,459	4,054	1,821
Receivable for investments sold	7,929	118,480	48,930	4,461
Receivable for TBA investments sold	77,393	146,318	257,630	65,957
Receivable for Fund shares sold	53	1,098	7,044	29
Interest and/or dividends receivable	3,771	8,701	10,738	3,112
Dividends receivable from Affiliates	56	6	23	25
Reimbursement receivable from PIMCO	0	0	2	0
Total Assets	921,045	2,288,979	2,804,953	833,248

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$0	$45,670	$321,102	$0
Payable for sale-buyback transactions	7,343	71,734	54,935	4,005
Payable for short sales	29,811	132,066	110,646	12,561
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,487	3,140	2,244	930
Over the counter	52,770	45,520	56,231	13,850
Payable for investments purchased	18,754	53,508	82,875	25,393
Payable for investments in Affiliates purchased	56	6	23	25
Payable for TBA investments purchased	122,438	188,286	336,125	89,489
Deposits from counterparty	39,820	64,413	68,004	28,899
Payable for Fund shares redeemed	136	6,839	33	0
Overdraft due to custodian	0	0	28	0
Accrued investment advisory fees	367	795	1,315	328
Accrued supervisory and administrative fees	148	526	469	145
Accrued distribution fees	8	287	6	2
Accrued servicing fees	4	168	1	1
Accrued reimbursement to PIMCO	0	0	0	0
Other liabilities	3	6	7	2
Total Liabilities	273,145	612,964	1,034,044	175,630

Net Assets	$647,900	$1,676,015	$1,770,909	$657,618

Net Assets Consist of:
Paid in capital	$1,815,382	$1,612,612	$2,018,313	$805,834
Undistributed (overdistributed) net investment income	(64,753)	(11,994)	(52,173)	7,011
Accumulated undistributed net realized gain (loss)	(1,114,055)	30,315	(261,649)	(174,773)
Net unrealized appreciation (depreciation)	11,326	45,082	66,418	19,546

Net Assets	$647,900	$1,676,015	$1,770,909	$657,618

Cost of investments in securities	$704,221	$1,848,693	$2,260,192	$686,218
Cost of investments in Affiliates	$35,192	$14,299	$25,653	$9,870
Cost of foreign currency held	$2,386	$3,608	$4,045	$1,819
Proceeds received on short sales	$29,859	$132,988	$110,639	$12,588
Cost or premiums of financial derivative instruments, net	$6,947	$10,380	$19,692	$6,094

* Includes repurchase agreements of:	$545	$1,202	$0	$539

†	A zero balance may reflect actual amounts rounding to less than one thousand.

32	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

PIMCO RAE Fundamental PLUS Small Fund	PIMCO RAE Low Volatility PLUS Fund	PIMCO RAE Low Volatility PLUS EMG Fund	PIMCO RAE Low Volatility PLUS International Fund	PIMCO RAE Worldwide Fundamental Advantage PLUS Fund	PIMCO RAE Worldwide Long/Short PLUS Fund

$56,744	$210,224	$3,481,682	$1,427,855	$689,476	$2,180,546
9,133	38,940	158,793	95,203	1,488	19,606

221	771	12,422	3,814	2,207	7,459
9,069	27,351	300,980	61,332	57,891	88,590
0	1	381	50	0	445
1,768	2,984	3,831	2,475	2,013	3,434
198	512	3,097	1,886	1,621	6,810
2,665	2,969	54,082	27,742	19,223	22,387
7,291	23,516	232,607	74,499	59,386	136,359
1,946	7	291	11	0	35
215	622	14,752	5,243	3,090	9,845
10	46	210	40	21	84
0	0	0	0	0	0
89,260	307,943	4,263,128	1,700,150	836,416	2,475,600

$0	$0	$0	$0	$6,276	$0
534	2,670	32,577	9,747	8,128	19,894
1,604	6,991	151,870	150,171	21,869	28,188

131	313	4,928	1,943	1,297	2,723
3,286	10,973	84,032	30,080	53,590	90,824
1,987	7,914	91,562	54,965	39,293	62,092
10	46	210	2,440	21	84
11,447	40,846	409,862	145,337	82,519	223,659
8,162	22,779	260,017	50,828	14,466	41,739
103	16	0	1	8	0
0	0	0	0	68	0
31	104	1,993	579	396	1,662
14	51	854	255	134	442
3	4	0	0	0	0
1	4	0	1	0	0
0	0	50	0	0	0
0	1	33	5	2	7
27,313	92,712	1,037,988	446,352	228,067	471,314

$61,947	$215,231	$3,225,140	$1,253,798	$608,349	$2,004,286

$76,592	$208,877	$3,431,304	$1,269,739	$895,158	$2,154,282
(600)	(20,013)	(29,635)	8,492	6,561	(16,920)
(19,378)	15,975	(362,794)	(19,957)	(283,407)	(121,555)
5,333	10,392	186,265	(4,476)	(9,963)	(11,521)

$61,947	$215,231	$3,225,140	$1,253,798	$608,349	$2,004,286

$55,856	$208,115	$3,388,465	$1,410,587	$683,873	$2,133,004
$9,133	$38,908	$158,636	$95,203	$1,488	$19,606
$199	$525	$3,095	$1,880	$1,614	$6,738
$1,611	$7,014	$152,032	$147,412	$21,923	$28,461
$(669)	$2,079	$35,666	$14,745	$7,549	$15,287

$565	$506	$0	$90,539	$4,639	$0

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	33

Statements of Assets and Liabilities (Cont.)

	PIMCO RAE Fundamental Advantage PLUS Fund	PIMCO RAE Fundamental PLUS Fund	PIMCO RAE Fundamental PLUS EMG Fund	PIMCO RAE Fundamental PLUS International Fund

Net Assets:
Institutional Class	$609,395	$401,424	$1,724,130	$644,542
Class P	8,927	211,759	21,764	4,011
Administrative Class	N/A	6,442	246	N/A
Class D	10,194	291,160	18,444	4,859
Class A	10,955	428,994	4,447	2,809
Class C	8,429	336,236	1,878	1,397

Shares Issued and Outstanding:
Institutional Class	61,202	62,238	188,819	80,478
Class P	899	33,020	2,386	501
Administrative Class	N/A	1,019	27	N/A
Class D	1,048	47,171	2,050	609
Class A	1,122	69,354	492	351
Class C	863	58,167	212	176

Net Asset Value Per Share Outstanding:
Institutional Class	$9.96	$6.45	$9.13	$8.01
Class P	9.93	6.41	9.12	8.00
Administrative Class	N/A	6.32	9.04	N/A
Class D	9.72	6.17	9.00	7.99
Class A	9.76	6.19	9.04	8.00
Class C	9.77	5.78	8.84	7.92

34	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

PIMCO RAE Fundamental PLUS Small Fund	PIMCO RAE Low Volatility PLUS Fund	PIMCO RAE Low Volatility PLUS EMG Fund	PIMCO RAE Low Volatility PLUS International Fund	PIMCO RAE Worldwide Fundamental Advantage PLUS Fund	PIMCO RAE Worldwide Long/Short PLUS Fund

$51,718	$194,755	$3,223,861	$1,239,283	$607,436	$2,003,315
886	663	200	10,544	618	20
N/A	N/A	N/A	N/A	N/A	N/A
3,255	2,879	478	179	15	780
2,291	11,240	293	3,230	252	99
3,797	5,694	308	562	28	72

5,113	16,530	363,564	126,187	67,039	205,551
88	56	23	1,076	68	2
N/A	N/A	N/A	N/A	N/A	N/A
324	246	54	18	2	80
228	962	33	331	28	10
384	495	35	58	3	8

$10.11	$11.78	$8.87	$9.82	$9.06	$9.75
10.10	11.76	8.86	9.80	9.05	9.74
N/A	N/A	N/A	N/A	N/A	N/A
10.06	11.70	8.80	9.78	9.03	9.72
10.04	11.69	8.84	9.77	9.00	9.71
9.90	11.51	8.73	9.68	8.89	9.67

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	35

Statements of Operations

Six Months Ended September 30, 2016 (Unaudited)
(Amounts in thousands†)	PIMCO RAE Fundamental Advantage PLUS Fund	PIMCO RAE Fundamental PLUS Fund	PIMCO RAE Fundamental PLUS EMG Fund	PIMCO RAE Fundamental PLUS International Fund

Investment Income:
Interest, net of foreign taxes*	$14,335	$32,131	$34,500	$13,307
Dividends	370	0	370	144
Dividends from Investments in Affiliates	608	284	506	179
Total Income	15,313	32,415	35,376	13,630

Expenses:
Investment advisory fees	2,228	4,726	8,398	1,744
Supervisory and administrative fees	901	3,125	2,985	772
Distribution and/or servicing fees - Administrative Class	0	9	0	0
Distribution and/or servicing fees - Class D	14	379	19	8
Distribution fees - Class C	35	1,311	7	5
Servicing fees - Class A	18	563	5	4
Servicing fees - Class C	11	437	2	2
Trustee fees	3	7	7	2
Interest expense	166	322	422	106
Miscellaneous expense	0	0	0	0
Total Expenses	3,376	10,879	11,845	2,643
Waiver and/or Reimbursement by PIMCO	0	0	(2)	0
Net Expenses	3,376	10,879	11,843	2,643

Net Investment Income	11,937	21,536	23,533	10,987

Net Realized Gain (Loss)
Investments in securities	12,978	7,234	19,889	3,935
Investments in Affiliates	105	104	53	16
Exchange-traded or centrally cleared financial derivative instruments	(18,609)	(37,174)	(62,007)	(13,836)
Over the counter financial derivative instruments	36,149	62,742	175,599	(45,140)
Foreign currency	(622)	(1,906)	(1,771)	(277)

Net Realized Gain (Loss)	30,001	31,000	131,763	(55,302)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	7,062	33,970	30,521	10,738
Investments in Affiliates	(25)	(60)	(15)	(5)
Exchange-traded or centrally cleared financial derivative instruments	11,472	18,675	43,869	7,738
Over the counter financial derivative instruments	(42,320)	34,933	99,504	79,524
Foreign currency assets and liabilities	75	404	238	95

Net Change in Unrealized Appreciation (Depreciation)	(23,736)	87,922	174,117	98,090

Net Increase in Net Assets Resulting from Operations	$18,202	$140,458	$329,413	$53,775

* Foreign tax withholdings	$1	$0	$10	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

36	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

PIMCO RAE Fundamental PLUS Small Fund	PIMCO RAE Low Volatility PLUS Fund	PIMCO RAE Low Volatility PLUS EMG Fund	PIMCO RAE Low Volatility PLUS International Fund	PIMCO RAE Worldwide Fundamental Advantage PLUS Fund	PIMCO RAE Worldwide Long/Short PLUS Fund

$1,400	$3,899	$56,744	$21,204	$13,374	$38,621
14	5	5	6	151	0
64	328	3,239	213	306	494
1,478	4,232	59,988	21,423	13,831	39,115

176	691	14,768	3,535	2,379	9,339
80	332	5,213	1,555	804	2,484
0	0	0	0	0	0
5	2	1	0	0	1
15	17	1	2	0	0
3	12	0	3	1	0
5	6	0	1	0	0
0	1	13	5	3	8
14	72	350	243	39	236
0	0	85	0	0	0
298	1,133	20,431	5,344	3,226	12,068
0	0	(2,606)	0	0	0
298	1,133	17,825	5,344	3,226	12,068

1,180	3,099	42,163	16,079	10,605	27,047

(52)	478	12,413	11,375	5,039	23,006
11	29	669	64	42	59
(1,173)	(3,368)	(27,255)	(32,167)	(13,730)	(19,473)
1,851	18,832	(134,551)	(12,802)	(2,986)	78,759
(72)	(212)	(3,348)	(1,192)	(545)	(1,971)

565	15,759	(152,072)	(34,722)	(12,180)	80,380

770	4,509	74,445	22,539	8,768	25,200
(5)	6	(217)	(21)	(4)	(22)
636	810	4,538	24,207	10,101	2,540
4,876	(4,213)	431,911	62,936	3,927	(39,868)
21	10	112	59	97	94

6,298	1,122	510,789	109,720	22,889	(12,056)

$8,043	$19,980	$400,880	$91,077	$21,314	$95,371

$0	$0	$0	$0	$0	$5

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	37

Statements of Changes in Net Assets

	PIMCO RAE Fundamental Advantage PLUS Fund		PIMCO RAE Fundamental PLUS Fund		PIMCO RAE Fundamental PLUS EMG Fund

(Amounts in thousands†)	Six Months Ended September 30, 2016 (Unaudited)	Year Ended March 31, 2016	Six Months Ended September 30, 2016 (Unaudited)	Year Ended March 31, 2016	Six Months Ended September 30, 2016 (Unaudited)	Year Ended March 31, 2016

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$11,937	$32,380	$21,536	$38,191	$23,533	$45,654
Net realized gain (loss)	30,001	(229,321)	31,000	(163,696)	131,763	(497,698)
Net change in unrealized appreciation (depreciation)	(23,736)	90,937	87,922	(60,617)	174,117	15,450

Net Increase (Decrease) in Net Assets Resulting from Operations	18,202	(106,004)	140,458	(186,122)	329,413	(436,594)

Distributions to Shareholders:
From net investment income
Institutional Class	0	(87,159)	0	(22,716)	(10,807)	0
Class P	0	(989)	0	(11,736)	(76)	0
Administrative Class	0	0	0	(364)	(1)	0
Class D	0	(2,061)	0	(11,910)	(96)	0
Class A	0	(1,216)	0	(17,782)	(18)	0
Class C	0	(764)	0	(11,502)	(3)	0
From net realized capital gains
Institutional Class	0	0	0	(14,714)	0	0
Class P	0	0	0	(8,094)	0	0
Administrative Class	0	0	0	(222)	0	0
Class D	0	0	0	(9,503)	0	0
Class A	0	0	0	(14,498)	0	0
Class C	0	0	0	(11,606)	0	0
Tax basis return of capital
Institutional Class	0	0	0	0	0	0
Class P	0	0	0	0	0	0
Administrative Class	0	0	0	0	0	0
Class D	0	0	0	0	0	0
Class A	0	0	0	0	0	0
Class C	0	0	0	0	0	0

Total Distributions(a)	0	(92,189)	0	(134,647)	(11,001)	0

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	39,622	(1,689,630)	(268,720)	(1,537,391)	(539,312)	(608,012)

Total Increase (Decrease) in Net Assets	57,824	(1,887,823)	(128,262)	(1,858,160)	(220,900)	(1,044,606)

Net Assets:
Beginning of period	590,076	2,477,899	1,804,277	3,662,437	1,991,809	3,036,415
End of period*	$647,900	$590,076	$1,676,015	$1,804,277	$1,770,909	$1,991,809

* Including undistributed (overdistributed) net investment income of:	$(64,753)	$(76,690)	$(11,994)	$(33,530)	$(52,173)	$(64,705)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(d) in the Notes to Financial Statements for more information.

**	See Note 12 in the Notes to Financial Statements.

38	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

PIMCO RAE Fundamental PLUS International Fund		PIMCO RAE Fundamental PLUS Small Fund		PIMCO RAE Low Volatility PLUS Fund		PIMCO RAE Low Volatility PLUS EMG Fund

Six Months Ended September 30, 2016 (Unaudited)	Year Ended March 31, 2016	Six Months Ended September 30, 2016 (Unaudited)	Year Ended March 31, 2016	Six Months Ended September 30, 2016 (Unaudited)	Year Ended March 31, 2016	Six Months Ended September 30, 2016 (Unaudited)	Year Ended March 31, 2016

$10,987	$15,421	$1,180	$5,357	$3,099	$11,690	$42,163	$48,150
(55,302)	(136,844)	565	(44,443)	15,759	(23,865)	(152,072)	(532,764)
98,090	18,717	6,298	(4,806)	1,122	2,833	510,789	(171,062)

53,775	(102,706)	8,043	(43,892)	19,980	(9,342)	400,880	(655,676)

(3,432)	(21,309)	0	(8,591)	0	(3,889)	(17,996)	(61,857)
(25)	(36)	0	(122)	0	(3)	(1)	(4)
0	0	0	0	0	0	0	0
(25)	(179)	0	(209)	0	(2)	(4)	(17)
(14)	(73)	0	(137)	0	(23)	(1)	(5)
(3)	(37)	0	(131)	0	(1)	0	(2)

0	0	0	(31,894)	0	(6,325)	0	0
0	0	0	(426)	0	(8)	0	0
0	0	0	0	0	0	0	0
0	0	0	(821)	0	(10)	0	0
0	0	0	(468)	0	(85)	0	0
0	0	0	(746)	0	(41)	0	0

0	0	0	0	0	0	0	(19,997)
0	0	0	0	0	0	0	(1)
0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	(4)
0	0	0	0	0	0	0	(2)
0	0	0	0	0	0	0	(2)

(3,499)	(21,634)	0	(43,545)	0	(10,387)	(18,002)	(81,891)

(28,295)	(353,231)	(5,740)	(266,639)	(74,988)	(797,670)	(626,694)	(402,012)

21,981	(477,571)	2,303	(354,076)	(55,008)	(817,399)	(243,816)	(1,139,579)

635,637	1,113,208	59,644	413,720	270,239	1,087,638	3,468,956	4,608,535
$657,618	$635,637	$61,947	$59,644	$215,231	$270,239	$3,225,140	$3,468,956

$7,011	$(477)	$(600)	$(1,780)	$(20,013)	$(23,112)	$(29,635)	$(53,796)

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	39

Statements of Changes in Net Assets (Cont.)

	PIMCO RAE Low Volatility PLUS International Fund		PIMCO RAE Worldwide Fundamental Advantage PLUS Fund		PIMCO RAE Worldwide Long/Short PLUS Fund

(Amounts in thousands†)	Six Months Ended September 30, 2016 (Unaudited)	Year Ended March 31, 2016	Six Months Ended September 30, 2016 (Unaudited)	Year Ended March 31, 2016	Six Months Ended September 30, 2016 (Unaudited)	March 31, 2016

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$16,079	$26,424	$10,605	$29,067	$27,047	$46,662
Net realized gain (loss)	(34,722)	(35,650)	(12,180)	(240,173)	80,380	(151,961)
Net change in unrealized appreciation (depreciation)	109,720	(91,694)	22,889	106,305	(12,056)	(21,482)

Net Increase (Decrease) in Net Assets Resulting from Operations	91,077	(100,920)	21,314	(104,801)	95,371	(126,781)

Distributions to Shareholders:
From net investment income
Institutional Class	(6,427)	(81,031)	0	(12,706)	(12,998)	(96,954)
Class P	(60)	(21)	0	(0)	0	(1)
Class D	(1)	(13)	0	(0)	(2)	(2)
Class A	(13)	(77)	0	(1)	0	(3)
Class C	(1)	(14)	0	(0)	0	(1)
From net realized capital gains
Institutional Class	0	0	0	0	0	0
Class P	0	0	0	0	0	0
Class D	0	0	0	0	0	0
Class A	0	0	0	0	0	0
Class C	0	0	0	0	0	0
Tax basis return of capital
Institutional Class	0	0	0	(293)	0	0
Class P	0	0	0	(0)	0	0
Class D	0	0	0	(0)	0	0
Class A	0	0	0	(0)	0	0
Class C	0	0	0	(0)	0	0

Total Distributions(a)	(6,502)	(81,156)	0	(13,000)	(13,000)	(96,961)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	(303,967)	(835,223)	8,524	(1,127,007)	29,588	(1,108,730)

Total Increase (Decrease) in Net Assets	(219,392)	(1,017,299)	29,838	(1,244,808)	111,959	(1,332,472)

Net Assets:
Beginning of period	1,473,190	2,490,489	578,511	1,823,319	1,892,327	3,224,799
End of period*	$1,253,798	$1,473,190	$608,349	$578,511	$2,004,286	$1,892,327

* Including undistributed (overdistributed) net investment income of:	$8,492	$(1,085)	$6,561	$(4,044)	$(16,920)	$(30,967)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(d) in the Notes to Financial Statements for more information.

**	See Note 12 in the Notes to Financial Statements.

40	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

Schedule of Investments PIMCO RAE Fundamental Advantage PLUS Fund

September 30, 2016 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 112.6%

BANK LOAN OBLIGATIONS 0.9%
Avago Technologies Cayman Ltd.
3.524% due 02/01/2023		$708	$718
Charter Communications Operating LLC
3.500% due 01/24/2023		1,095	1,103
Community Health Systems, Inc.
4.083% due 12/31/2018		1,223	1,218
FCA U.S. LLC
3.500% due 05/24/2017		2,884	2,893

Total Bank Loan Obligations (Cost $5,900)			5,932

CORPORATE BONDS & NOTES 11.4%

BANKING & FINANCE 7.1%
Atlantic Marine Corps Communities LLC
5.383% due 02/15/2048		1,752	1,743
Banco del Estado de Chile
4.125% due 10/07/2020		5,600	5,980
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (e)	EUR	1,300	1,512
Banco Santander Chile
1.565% due 04/11/2017		$200	200
Barclays Bank PLC
7.625% due 11/21/2022		1,800	2,003
Barclays PLC
3.200% due 08/10/2021		3,600	3,622
Bear Stearns Cos. LLC
7.250% due 02/01/2018		4,300	4,619
Citigroup, Inc.
5.950% due 05/15/2025 (e)		1,000	1,021
Credit Agricole S.A.
8.125% due 12/23/2025 (e)		600	638
Goldman Sachs Group, Inc.
2.241% due 11/15/2021		1,000	996
GSPA Monetization Trust
6.422% due 10/09/2029		126	143
HSBC Holdings PLC
2.354% due 01/05/2022 (a)		900	905
KBC Bank NV
8.000% due 01/25/2023		200	213
LeasePlan Corp. NV
3.000% due 10/23/2017		4,300	4,345
Lloyds Bank PLC
12.000% due 12/16/2024 (e)		5,000	6,881
Nationwide Building Society
3.900% due 07/21/2025		400	434
Navient Corp.
5.500% due 01/15/2019		1,000	1,018
Powszechna Kasa Oszczednosci Bank Polski S.A. Via PKO Finance AB
4.630% due 09/26/2022		1,200	1,300
Royal Bank of Scotland Group PLC
6.990% due 10/05/2017 (e)		2,600	2,912
SteelRiver Transmission Co. LLC
4.710% due 06/30/2017		3,150	3,247
UBS AG
5.125% due 05/15/2024		800	828
7.625% due 08/17/2022		550	642
UBS Group Funding Jersey Ltd.
2.950% due 09/24/2020		500	513
4.125% due 09/24/2025		500	525

			46,240

INDUSTRIALS 3.2%
AbbVie, Inc.
3.200% due 11/06/2022		100	104
3.600% due 05/14/2025		300	314
4.500% due 05/14/2035		200	214
4.700% due 05/14/2045		200	217

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Actavis Funding SCS
2.350% due 03/12/2018		$3,100	$3,133
Anheuser-Busch InBev Finance, Inc.
2.650% due 02/01/2021		800	826
3.650% due 02/01/2026		1,000	1,073
Celulosa Arauco y Constitucion S.A.
7.250% due 07/29/2019		4,700	5,332
Charter Communications Operating LLC
4.464% due 07/23/2022		500	541
4.908% due 07/23/2025		1,000	1,106
6.384% due 10/23/2035		200	237
6.484% due 10/23/2045		400	487
6.834% due 10/23/2055		100	121
CVS Health Corp.
3.500% due 07/20/2022		100	107
3.875% due 07/20/2025		974	1,063
5.125% due 07/20/2045		400	490
HCA, Inc.
3.750% due 03/15/2019		2,200	2,274
Kraft Heinz Foods Co.
2.000% due 07/02/2018		300	303
3.500% due 07/15/2022		100	106
3.950% due 07/15/2025		100	108
5.000% due 07/15/2035		100	116
5.200% due 07/15/2045		200	238
Ooredoo International Finance Ltd.
3.375% due 10/14/2016		200	200
QUALCOMM, Inc.
4.800% due 05/20/2045		600	658
Reynolds American, Inc.
4.000% due 06/12/2022		200	218
Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019		560	561
2.400% due 09/23/2021		480	482

			20,629

UTILITIES 1.1%
AT&T, Inc.
3.000% due 06/30/2022		800	824
4.500% due 05/15/2035		100	106
4.750% due 05/15/2046		200	211
Petrobras Global Finance BV
3.737% due 03/17/2020		1,700	1,666
3.750% due 01/14/2021	EUR	400	440
4.875% due 03/17/2020		$400	405
7.875% due 03/15/2019		172	187
8.375% due 05/23/2021		1,500	1,647
Telefonica Chile S.A.
3.875% due 10/12/2022		1,300	1,349

			6,835

Total Corporate Bonds & Notes (Cost $69,597)			73,704

MUNICIPAL BONDS & NOTES 2.1%

CALIFORNIA 0.0%
Riverside Community College District Foundation, California General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035		200	230

ILLINOIS 1.4%
Chicago Transit Authority, Illinois Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040		1,200	1,479
Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040		800	1,052
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033		500	555
Illinois State General Obligation Bonds, (BABs), Series 2010
6.630% due 02/01/2035		1,285	1,384

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.725% due 04/01/2035	$585	$640
7.350% due 07/01/2035	3,500	3,945

		9,055

NEW JERSEY 0.3%
Middlesex County, New Jersey Improvement Authority Revenue Bonds, (AGM Insured), Series 2004
0.000% due 10/01/2022 (c)	1,935	1,601

OHIO 0.4%
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
8.084% due 02/15/2050	1,500	2,503

Total Municipal Bonds & Notes (Cost $11,412)		13,389

U.S. GOVERNMENT AGENCIES 17.1%
Fannie Mae
2.310% due 08/01/2022	200	206
2.325% due 07/01/2035	434	458
2.433% due 03/01/2034	351	365
2.459% due 12/01/2034	269	284
2.870% due 09/01/2027	1,000	1,044
3.500% due 09/01/2046	19,300	20,367
3.820% due 09/01/2021	4,707	5,155
4.500% due 09/25/2040	2,063	2,567
6.000% due 05/01/2036 - 04/01/2041	2,976	3,415
6.500% due 09/01/2036	445	513
Fannie Mae, TBA
3.000% due 11/01/2046 - 12/01/2046	12,000	12,440
3.500% due 10/01/2046	5,000	5,277
4.500% due 11/01/2046	8,000	8,753
5.000% due 11/01/2046	8,000	8,882
5.500% due 10/01/2046	8,000	9,017
Freddie Mac
3.500% due 07/15/2042	6,153	6,562
6.500% due 05/01/2035	593	690
Freddie Mac, TBA
5.000% due 11/01/2046	5,000	5,537
5.500% due 11/14/2046	2,000	2,245
Ginnie Mae, TBA
3.500% due 10/01/2046	7,000	7,444
4.000% due 10/01/2046	4,000	4,300
5.000% due 10/01/2046	3,000	3,340
Small Business Administration
5.490% due 03/01/2028	155	173
6.020% due 08/01/2028	1,299	1,482

Total U.S. Government Agencies (Cost $108,771)		110,516

U.S. TREASURY OBLIGATIONS 28.3%
U.S. Treasury Bonds
2.500% due 02/15/2046	8,500	8,816
3.750% due 11/15/2043 (g)	5,500	7,180
U.S. Treasury Inflation Protected Securities (d)
0.375% due 07/15/2023	12,719	13,203
0.625% due 01/15/2026	2,532	2,668
0.750% due 02/15/2045	1,226	1,273
1.750% due 01/15/2028 (i)	17,461	20,492
2.000% due 01/15/2026	13,823	16,269
2.375% due 01/15/2025	6,000	7,164
2.375% due 01/15/2027	11,814	14,521
2.500% due 01/15/2029	1,569	1,998
U.S. Treasury Notes
2.125% due 05/15/2025 (i)(k)	85,850	89,824

Total U.S. Treasury Obligations (Cost $178,704)		183,408

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	41

Schedule of Investments PIMCO RAE Fundamental Advantage PLUS Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 13.5%
Banc of America Commercial Mortgage Trust
5.723% due 06/10/2049		$4,122	$4,173
Banc of America Funding Trust
3.789% due 09/20/2046 ^		8,543	6,940
Bear Stearns Adjustable Rate Mortgage Trust
3.019% due 08/25/2033		313	312
Bear Stearns ALT-A Trust
2.980% due 05/25/2035		306	301
Chase Mortgage Finance Trust
3.171% due 09/25/2036 ^		1,994	1,769
Citigroup Mortgage Loan Trust, Inc.
0.765% due 11/25/2036		1,433	1,291
Countrywide Alternative Loan Trust
0.695% due 11/25/2036		6,148	5,553
Countrywide Home Loan Mortgage Pass-Through Trust
6.000% due 02/25/2037 ^		2,168	1,946
Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039		356	357
Eddystone Finance PLC
1.051% due 04/19/2021	GBP	3,453	4,463
First Horizon Alternative Mortgage Securities Trust
2.807% due 06/25/2036		$6,332	5,166
First Horizon Mortgage Pass-Through Trust
3.068% due 05/25/2034		61	60
IndyMac Mortgage Loan Trust
0.725% due 11/25/2046		19,599	15,478
JPMorgan Alternative Loan Trust
3.133% due 11/25/2036 ^		5,136	4,710
JPMorgan Chase Commercial Mortgage Securities Trust
5.440% due 06/12/2047		782	786
JPMorgan Mortgage Trust
2.531% due 07/27/2037		1,031	965
2.911% due 04/25/2036 ^		10,405	9,793
2.920% due 07/25/2035		1,292	1,272
5.750% due 01/25/2036 ^		69	58
Leek Finance PLC
1.121% due 09/21/2038		189	204
Morgan Stanley Re-REMIC Trust
5.988% due 08/12/2045		491	496
Nomura Asset Acceptance Corp. Alternative Loan Trust
4.976% due 05/25/2035 ^		208	172
Prime Mortgage Trust
6.000% due 06/25/2036 ^		811	765
RBSSP Resecuritization Trust
0.774% due 02/26/2037		3,808	3,594
Residential Accredit Loans, Inc. Trust
6.000% due 01/25/2037 ^		352	295
6.000% due 03/25/2037		824	725
Sequoia Mortgage Trust
3.702% due 09/20/2046 ^		1,264	1,029
Structured Adjustable Rate Mortgage Loan Trust
2.974% due 08/25/2035		326	287
3.210% due 03/25/2036 ^		398	326
Structured Asset Securities Corp. Trust
5.500% due 09/25/2035		2,896	2,882
Thornburg Mortgage Securities Trust
1.892% due 03/25/2044		1,103	1,076
2.242% due 12/25/2044		1,284	1,273
WaMu Mortgage Pass-Through Certificates Trust
2.533% due 06/25/2037 ^		1,255	1,137
2.600% due 01/25/2035		671	672
Washington Mutual Mortgage Pass-Through Certificates Trust
0.775% due 02/25/2036		4,469	3,194
1.447% due 04/25/2046		538	415
Wells Fargo Mortgage-Backed Securities Trust
2.998% due 06/25/2035		777	793
3.005% due 12/25/2034		112	113
3.015% due 07/25/2036 ^		2,656	2,557

Total Non-Agency Mortgage-Backed Securities (Cost $82,892)			87,398

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 11.1%
Aegis Asset-Backed Securities Trust
1.224% due 03/25/2035		$3,800	$3,264
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.165% due 01/25/2036		5,000	3,380
Bear Stearns Asset-Backed Securities Trust
1.195% due 06/25/2035		10,000	8,993
Citigroup Mortgage Loan Trust, Inc.
0.715% due 05/25/2037		3,963	2,914
1.425% due 09/25/2035 ^		3,400	2,131
Countrywide Asset-Backed Certificates
1.575% due 08/25/2035		8,500	7,830
Fremont Home Loan Trust
1.015% due 07/25/2035		200	182
Hillmark Funding Ltd.
1.061% due 05/21/2021		1,511	1,506
IXIS Real Estate Capital Trust
1.205% due 02/25/2036		259	259
Merrill Lynch Mortgage Investors Trust
0.635% due 08/25/2037		17,902	11,518
Penta CLO S.A.
0.067% due 06/04/2024	EUR	294	330
Residential Asset Mortgage Products Trust
0.865% due 03/25/2036		$10,000	8,131
Residential Asset Securities Corp. Trust
1.105% due 06/25/2033		491	404
SLM Private Education Loan Trust
3.774% due 05/16/2044		2,376	2,483
SLM Student Loan Trust
0.000% due 12/15/2023	EUR	6,963	7,635
2.215% due 04/25/2023		$2,195	2,202
Soundview Home Loan Trust
1.825% due 10/25/2037		2,200	1,546
South Carolina Student Loan Corp.
1.592% due 03/02/2020		1,398	1,398
1.842% due 09/03/2024		1,400	1,384
South Texas Higher Education Authority, Inc.
1.146% due 10/01/2020		867	867
Structured Asset Securities Corp. Mortgage Loan Trust
0.865% due 02/25/2036		1,500	1,391
Venture CDO Ltd.
0.922% due 07/22/2021		2,118	2,082

Total Asset-Backed Securities (Cost $70,920)			71,830

SOVEREIGN ISSUES 9.8%
Brazil Government International Bond
5.625% due 02/21/2047		1,300	1,280
Brazil Letras do Tesouro Nacional
0.000% due 10/01/2016 (c)	BRL	28,620	8,800
0.000% due 01/01/2017 (c)		5,490	1,635
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2017		131,680	40,232
Province of Ontario
5.500% due 06/02/2018	CAD	1,200	986
Qatar Government International Bond
5.250% due 01/20/2020		$4,800	5,314
Republic of Greece Government International Bond
4.500% due 11/08/2016	JPY	540,000	5,332

Total Sovereign Issues (Cost $60,473)			63,579

		SHARES
PREFERRED SECURITIES 1.3%

BANKING & FINANCE 1.3%
Farm Credit Bank of Texas
10.000% due 12/15/2020 (e)		7,400	8,787

Total Preferred Securities (Cost $7,622)			8,787

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 17.1%

CERTIFICATES OF DEPOSIT 1.7%
Credit Suisse AG
1.645% due 09/12/2017		$2,400	$2,403
Mitsubishi UFJ Trust & Banking Corp.
1.577% due 09/19/2017		800	800
Natixis S.A.
1.553% due 09/25/2017		4,000	4,009
Sumitomo Mitsui Banking Corp.
1.550% due 09/15/2017		1,200	1,201
Sumitomo Mitsui Trust Bank Limited
1.584% due 09/18/2017		2,800	2,802

			11,215

COMMERCIAL PAPER 0.1%
Viacom, Inc.
1.300% due 11/14/2016		600	599

REPURCHASE AGREEMENTS (f) 0.1%
			545

SHORT-TERM NOTES 0.1%
Kraft Heinz Foods Co.
1.600% due 06/30/2017		400	401

JAPAN TREASURY BILLS 15.1%
(0.311)% due 10/17/2016 - 01/10/2017 (b)(c)	JPY	9,950,000	98,154

Total Short-Term Instruments (Cost $107,930)			110,914

Total Investments in Securities (Cost $704,221)			729,457

		SHARES
INVESTMENTS IN AFFILIATES 5.4%

SHORT-TERM INSTRUMENTS 5.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.4%
PIMCO Short-Term Floating NAV Portfolio III		3,559,635	35,191

Total Short-Term Instruments (Cost $35,192)			35,191

Total Investments in Affiliates (Cost $35,192)			35,191

Total Investments 118.0% (Cost $739,413)			$764,648

Financial Derivative Instruments (h)(j) 1.1% (Cost or Premiums, net $6,947)			7,300

Other Assets and Liabilities, net (19.1)%			(124,048)

Net Assets 100.0%			$647,900

42	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	09/30/2016	10/03/2016	$545	U.S. Treasury Notes 2.125% due 08/15/2021 (2)	$(556)	$545	$545

Total Repurchase Agreements						$(556)	$545	$545

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate (3)	Borrowing Date	Maturity Date	Amount Borrowed (3)	Payable for Sale-Buyback Transactions
NOM	0.550%	07/01/2016	10/03/2016	$(7,333)	$(7,343)

Total Sale-Buyback Transactions					$(7,343)

(3)

The average amount of borrowings outstanding during the period ended September 30, 2016 was $(25,637) at a weighted average interest rate of 0.594%. Average borrowings includes reverse repurchase agreements, of which there were none open at period end.

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES AND U.S. TREASURY OBLIGATIONS

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales (4)
Fannie Mae, TBA	3.500%	10/01/2046	$ 17,000	$(17,894)	$(17,942)
Fannie Mae, TBA	4.000	10/01/2046	3,800	(4,066)	(4,081)
U.S. Treasury Bonds	4.500	02/15/2036	5,500	(7,899)	(7,788)

Total Short Sales				$(29,859)	$(29,811)

(4)	Payable for short sales includes $33 of accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2016:

(g)	Securities with an aggregate market value of $7,180 have been pledged as collateral under the terms of the following master agreements as of September 30, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure (5)
Global/Master Repurchase Agreement
SGY	$0	$0	$0	$0	$0	$(352)	$(352)
SSB	545	0	0	0	545	(556)	(11)

Master Securities Forward Transaction Agreement
NOM	0	0	(7,343)	(7,788)	(15,131)	7,180	(7,951)

Total Borrowings and Other Financing Transactions	$545	$0	$(7,343)	$(7,788)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	43

Schedule of Investments PIMCO RAE Fundamental Advantage PLUS Fund (Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$0	$(7,343)	$0	$0	$(7,343)

Total Borrowings	$0	$(7,343)	$0	$0	$(7,343)

Gross amount of recognized liabilities for sale-buyback financing transactions					$(7,343)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 2-Year Note December Futures	$106.000	11/25/2016	575	$5	$1
Put - CBOT U.S. Treasury 10-Year Note December Futures	116.000	11/25/2016	325	3	0

				$8	$1

Total Purchased Options				$8	$1

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CBOT U.S. Treasury 10-Year Note November Futures	$131.000	10/21/2016	202	$(117)	$(128)

Total Written Options				$(117)	$(128)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2016	1,565	$(1,845)	$19	$0
90-Day Eurodollar December Futures	Long	12/2017	1,330	75	0	(66)
90-Day Eurodollar December Futures	Short	12/2019	1,330	(192)	150	0
Australia Government 10-Year Bond December Futures	Long	12/2016	20	20	11	(4)
Euro-Bobl December Futures	Long	12/2016	159	102	0	(29)
Euro-Bund 10-Year Bond December Futures	Long	12/2016	16	25	0	(8)
U.S. Treasury 2-Year Note December Futures	Long	12/2016	1,460	162	0	(137)
U.S. Treasury 5-Year Note December Futures	Long	12/2016	440	12	0	(93)
U.S. Treasury 10-Year Note December Futures	Short	12/2016	74	30	31	0
U.S. Treasury 30-Year Bond December Futures	Short	12/2016	7	18	10	0
U.S. Treasury Ultra Long-Term Bond December Futures	Long	12/2016	126	(263)	0	(272)
United Kingdom Long Gilt December Futures	Long	12/2016	124	(168)	0	(146)

Total Futures Contracts				$(2,024)	$221	$(755)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed (Pay) Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-26 5-Year Index	(5.000)%	06/20/2021	$7,000	$(372)	$(46)	$0	$(42)
CDX.IG-25 5-Year Index	(1.000)	12/20/2020	22,400	(294)	(284)	0	(31)
CDX.IG-27 5-Year Index	(1.000)	12/20/2021	27,000	(345)	(84)	0	(45)

				$(1,011)	$(414)	$0	$(118)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

44	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month USD-LIBOR *	1.100%	01/23/2018	$	308,800	$338	$236	$0	$(31)
Receive	3-Month USD-LIBOR	1.750	12/16/2018		579,500	(11,965)	(9,465)	210	0
Pay	3-Month USD-LIBOR	2.000	12/16/2020		136,000	5,561	2,889	0	(178)
Pay	3-Month USD-LIBOR *	1.500	12/21/2021		11,100	149	(47)	0	(21)
Receive	3-Month USD-LIBOR	2.250	12/16/2022		131,100	(8,569)	(1,686)	323	0
Pay	3-Month USD-LIBOR	2.000	06/15/2023		21,500	1,092	437	0	(60)
Pay	3-Month USD-LIBOR *	1.750	12/21/2023		45,300	1,216	(309)	0	(145)
Receive	3-Month USD-LIBOR	2.300	12/03/2025		19,000	(1,552)	(1,283)	88	0
Receive	3-Month USD-LIBOR	2.250	06/15/2026		1,000	(78)	(6)	5	0
Receive	3-Month USD-LIBOR *	1.750	12/21/2026		111,010	(2,690)	329	600	0
Receive	3-Month USD-LIBOR *	2.098	07/01/2041		7,500	(16)	32	22	0
Receive	3-Month USD-LIBOR	2.750	12/16/2045		16,950	(3,903)	182	310	0
Receive	3-Month USD-LIBOR	2.500	06/15/2046		9,950	(1,700)	113	180	0
Receive	3-Month USD-LIBOR	2.250	09/14/2046		6,500	(673)	(494)	115	0
Receive	3-Month USD-LIBOR *	2.250	12/21/2046		23,300	(2,338)	470	417	0
Receive	3-Month USD-LIBOR *	2.285	05/25/2048		4,900	(461)	(131)	91	0
Pay	6-Month EUR-EURIBOR	0.500	09/21/2023	EUR	41,700	1,698	68	0	(29)
Pay	6-Month EUR-EURIBOR *	0.500	03/15/2027		19,000	392	258	0	(3)
Receive	6-Month EUR-EURIBOR	1.250	09/21/2046		10,000	(1,587)	(74)	20	0
Receive	6-Month EUR-EURIBOR *	1.250	03/15/2047		1,000	(153)	(123)	2	0
Receive	6-Month GBP-LIBOR	1.650	01/22/2020	GBP	6,700	(364)	(318)	5	0
Receive	6-Month GBP-LIBOR *	0.500	03/15/2022		37,600	31	(197)	70	0
Receive	6-Month GBP-LIBOR	2.000	03/18/2022		4,100	(433)	(111)	7	0
Receive	6-Month GBP-LIBOR *	0.750	03/15/2027		6,500	39	(106)	35	0
Receive	6-Month GBP-LIBOR *	1.750	03/15/2047		3,300	(873)	(817)	95	0
Pay	28-Day MXN-TIIE	5.660	11/05/2021	MXN	48,900	(49)	(49)	0	(6)
Pay	28-Day MXN-TIIE	5.375	01/07/2022		119,400	(211)	(314)	0	(13)

						$(27,099)	$(10,516)	$2,595	$(486)

Total Swap Agreements						$(28,110)	$(10,930)	$2,595	$(604)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2016:

(i)	Securities with an aggregate market value of $14,008 and cash of $3,250 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$1	$221	$2,595	$2,817	$(128)	$(755)	$(604)	$(1,487)

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2016	BRL	21,923		$6,753	$12	$0
	10/2016	GBP	12,226		16,176	329	0
	10/2016	JPY	2,435,290		24,278	263	0
	10/2016		$6,710	BRL	21,923	31	0
	10/2016		12,009	CNH	78,405	0	(269)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	45

Schedule of Investments PIMCO RAE Fundamental Advantage PLUS Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	12/2016	JPY	740,000		$7,289	$0	$(33)
	01/2017		670,000		6,641	4	0
BPS	10/2016	BRL	3,357		1,039	10	0
	10/2016	JPY	2,990,000		28,431	0	(1,077)
	10/2016		$15,203	GBP	11,686	0	(57)
	11/2016	GBP	11,686		$15,211	55	0
BRC	10/2016		$4,986	CNH	33,458	42	(19)
CBK	10/2016	BRL	15,910		$3,855	0	(1,037)
	10/2016	JPY	3,770,000		35,857	0	(1,350)
	10/2016	MXN	157,406		8,002	0	(101)
	10/2016		$4,901	BRL	15,910	0	(9)
	10/2016		4,290	MXN	77,896	0	(281)
	11/2016		6,939	BRL	22,696	0	(19)
	01/2017	JPY	470,000		$4,658	2	0
DUB	10/2016	BRL	97,450		30,020	55	0
	10/2016		$29,530	BRL	97,450	434	0
	10/2016		1,898	CNH	12,816	21	0
	01/2017	BRL	106,123		$30,985	0	(774)
FBF	10/2016		$31,969	CNH	212,034	0	(221)
	10/2016		4,783	RUB	306,430	81	0
	12/2016	RUB	306,430		$4,718	0	(78)
GLM	10/2016	CAD	1,001		763	0	0
	10/2016		$23,195	EUR	20,690	47	0
	11/2016	EUR	19,920		$22,358	0	(50)
HUS	10/2016		$1,039	BRL	3,346	0	(13)
	10/2016		13,832	CNH	93,572	216	(38)
	11/2016	HKD	3,721		$480	0	0
	11/2016	SGD	18,932		14,115	229	0
	01/2017	DKK	680		102	0	(1)
	01/2021	BRL	2,050		316	0	(144)
JPM	10/2016		146,450		33,959	0	(11,072)
	10/2016		$44,784	BRL	146,450	310	(62)
	10/2016		16,565	CNH	112,823	328	0
	10/2016		722	GBP	540	0	(22)
	01/2017	BRL	37,472		$10,902	0	(312)
	01/2017	JPY	610,000		6,044	1	0
MSB	10/2016	BRL	6,697		2,063	4	0
	10/2016	DKK	680		103	0	0
	10/2016	EUR	14,374		16,258	111	0
	10/2016		$2,069	BRL	6,697	0	(9)
	11/2016	BRL	6,697		$2,051	10	0
SCX	10/2016	CNH	455,672		69,579	1,352	0
	10/2016	EUR	6,316		7,062	0	(34)
	10/2016	RUB	306,430		4,666	0	(199)
	10/2016		$1,456	CNH	9,841	18	0
	10/2016		24,184	JPY	2,435,290	0	(168)
	11/2016	JPY	2,435,290		$24,213	169	0
	11/2016		$13,802	SGD	18,804	0	(10)
	02/2017	CNH	251,443		$36,361	0	(1,065)
SOG	10/2016		$2,166	CNH	14,625	24	0
	11/2016		312	KRW	347,060	3	0
UAG	10/2016	CNH	10,275		$1,559	20	0
	10/2016	JPY	700,000		6,683	0	(226)
	10/2016		$6,370	MXN	124,000	13	0
	11/2016		205	TWD	6,525	4	0
	02/2017		767	CNH	5,087	0	(10)

Total Forward Foreign Currency Contracts						$4,198	$(18,760)

46	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC USD versus RUB	RUB	71.150	02/22/2017		$200	$8	$21
CBK	Call - OTC USD versus JPY	JPY	115.000	11/23/2016		20,113	214	2
GLM	Put - OTC EUR versus MXN	MXN	19.000	02/15/2017	EUR	5,800	227	12
	Put - OTC USD versus MXN		18.800	11/09/2016		$5,926	82	49
SOG	Put - OTC USD versus RUB	RUB	73.000	02/24/2017		3,900	164	517

							$695	$601

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250%	04/13/2018	$	1,600	$156	$225
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	04/13/2018		1,600	156	81
BPS	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	04/13/2018		3,700	342	521
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	04/13/2018		3,700	377	188
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300	04/17/2019		6,400	733	1,057
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300	04/17/2019		6,400	733	461
CBK	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.700	10/03/2016		36,400	70	0
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.970	09/24/2018		7,000	356	154
GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	03/28/2017		36,600	125	78
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.970	09/24/2018		14,000	725	307
JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	03/28/2017		43,200	155	92
MYC	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.240	05/16/2018		3,200	321	452
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.240	05/16/2018		3,200	321	174
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.245	05/17/2018		11,500	1,063	1,632
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.245	05/17/2018		11,500	1,234	620
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.285	05/23/2018		17,000	1,686	2,528
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.285	05/23/2018		17,000	1,686	870
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050	12/12/2018		9,200	442	207
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.350	05/28/2019		10,600	1,221	1,847
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.350	05/28/2019		10,600	1,221	744

								$13,123	$12,238

Total Purchased Options								$13,818	$12,839

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC USD versus RUB	RUB	80.000	12/02/2016	$	5,752	$(316)	$(2)
	Call - OTC USD versus RUB		108.000	02/22/2017		200	(8)	0
CBK	Call - OTC USD versus JPY	JPY	119.000	11/23/2016		40,226	(190)	(1)
DUB	Call - OTC USD versus BRL	BRL	5.000	10/19/2017		2,563	(330)	(32)
	Put - OTC USD versus BRL		5.000	10/19/2017		2,563	(382)	(1,026)
FBF	Put - OTC EUR versus MXN	MXN	18.900	03/21/2017	EUR	2,908	(113)	(6)
	Call - OTC EUR versus MXN		22.650	03/21/2017		2,908	(101)	(129)
	Call - OTC USD versus BRL	BRL	5.000	10/19/2017	$	3,595	(455)	(45)
	Put - OTC USD versus BRL		5.000	10/19/2017		3,595	(540)	(1,439)
	Call - OTC USD versus BRL		6.300	01/11/2018		1,737	(93)	(12)
GLM	Call - OTC EUR versus MXN	MXN	26.750	02/15/2017	EUR	5,800	(185)	(37)
	Put - OTC EUR versus MXN		18.900	03/21/2017		4,305	(175)	(9)
	Call - OTC EUR versus MXN		22.650	03/21/2017		4,305	(141)	(191)
	Put - OTC USD versus MXN		18.350	11/09/2016	$	11,852	(82)	(42)
HUS	Call - OTC EUR versus RUB	RUB	85.000	12/02/2016	EUR	4,100	(268)	(3)
	Put - OTC USD versus BRL	BRL	3.150	10/11/2016	$	6,528	(45)	(9)
	Call - OTC USD versus BRL		3.350	10/11/2016		6,528	(45)	(22)
SOG	Call - OTC EUR versus RUB	RUB	85.000	12/02/2016	EUR	1,452	(103)	(1)
	Call - OTC USD versus RUB		110.000	02/24/2017	$	3,900	(168)	(1)

							$(3,740)	$(3,007)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	47

Schedule of Investments PIMCO RAE Fundamental Advantage PLUS Fund (Cont.)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	$39,800	$(337)	$(1)
	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	79,100	(706)	(3)
	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	10,700	(138)	(1)
DUB	Floor - OTC CPURNSA	215.949	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020	14,400	(108)	(1)
	Floor - OTC CPURNSA	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	10,200	(100)	(1)

						$(1,389)	$(7)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600%	09/24/2018	$	34,900	$(363)	$(149)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	10/03/2016		7,700	(69)	(17)
GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600	09/24/2018		69,700	(742)	(297)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.555	03/28/2017		1,700	(28)	(34)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.565	03/28/2017		6,000	(96)	(123)
JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.555	03/28/2017		3,000	(52)	(60)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.565	03/28/2017		6,100	(104)	(125)
MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.700	12/12/2018		45,900	(486)	(209)

								$(1,940)	$(1,014)

STRADDLE OPTIONS

Counterparty	Description	Exercise Level (1)	Expiration Date	Notional Amount	Premiums (Received) (1)	Market Value
JPM	Call & Put - OTC 1-Year USD/KRW versus 1-Year USD/KRW Forward Currency Volatility Agreement	0.000%	02/20/2017	$ 224	$0	$6

Total Written Options					$(7,069)	$(4,022)

(1)	Exercise level and final premium determined on a future date, based upon implied volatility parameters.

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2016:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		0		9,857		(4,526)		(5,129)		0		202
Notional Amount in $	$	408,737		$142,407		$(25,554)	$	(87,042)	$	(20,085)	$	418,463
Notional Amount in EUR	EUR	57,778	EUR	27,077	EUR	0	EUR	(52,824)	EUR	(6,253)	EUR	25,778
Notional Amount in GBP	GBP	0	GBP	21,200	GBP	0	GBP	(21,200)	GBP	0	GBP	0
Premiums	$	(7,524)		$(3,043)		$727	$	2,373	$	281	$	(7,186)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2016 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Korea Government International Bond	1.000%	09/20/2022	0.491%	$	1,700	$25	$26	$51	$0
	Volkswagen International Finance NV	1.000	12/20/2016	0.311	EUR	400	(3)	4	1	0
BPS	Korea Government International Bond	1.000	09/20/2022	0.491	$	800	13	11	24	0
	Volkswagen International Finance NV	1.000	12/20/2016	0.311	EUR	600	(8)	9	1	0
CBK	Volkswagen International Finance NV	1.000	12/20/2016	0.311		300	(3)	4	1	0
HUS	Mexico Government International Bond	1.000	12/20/2016	0.408	$	100	1	(1)	0	0
JPM	Mexico Government International Bond	1.000	12/20/2016	0.408		1,900	26	(23)	3	0
	Volkswagen International Finance NV	1.000	12/20/2016	0.311	EUR	150	(1)	1	0	0
	Volkswagen International Finance NV	1.000	12/20/2017	0.355		150	(4)	5	1	0
MYC	Korea Government International Bond	1.000	09/20/2022	0.491	$	300	4	5	9	0
	Volkswagen International Finance NV	1.000	12/20/2016	0.311	EUR	200	(2)	2	0	0

							$48	$43	$91	$0

48	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value (5)
							Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	$1,393	$ (284)	$70	$0	$(214)
	CDX.HY-23 5-Year Index 25-35%	5.000	12/20/2019	2,000	268	11	279	0
CBK	CDX.HY-23 5-Year Index 25-35%	5.000	12/20/2019	2,100	280	13	293	0
	MCDX-26 5-Year Index	1.000	06/20/2021	3,400	9	19	28	0
GST	MCDX-26 5-Year Index	1.000	06/20/2021	1,600	4	9	13	0
JPM	CDX.IG-9 10-Year Index 30-100%	0.553	12/20/2017	2,315	0	15	15	0

					$ 277	$137	$628	$(214)

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	3-Month KRW-KORIBOR	1.260%	07/20/2026	KRW	1,880,000	$0	$0	$0	$0
BPS	Receive	3-Month EUR-EXT-CPI	0.700	01/30/2020	EUR	43,000	(8)	(342)	0	(350)
CBK	Receive	3-Month KRW-KORIBOR	1.260	07/20/2026	KRW	2,820,000	0	0	0	0
DUB	Pay	1-Month GBP-UKRPI	3.300	11/15/2030	GBP	5,568	(8)	96	88	0
	Receive	3-Month KRW-KORIBOR	1.260	07/20/2026	KRW	3,750,000	0	(1)	0	(1)
GLM	Receive	3-Month EUR-EXT-CPI	0.992	03/30/2020	EUR	13,400	(2)	(268)	0	(270)
JPM	Receive	3-Month KRW-KORIBOR	1.260	07/20/2026	KRW	3,754,000	0	(1)	0	(1)

							$ (18)	$(516)	$ 88	$(622)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive (6)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Pay	S&P 500 Total Return Index	144,524	1-Month USD-LIBOR plus a specified spread	12/15/2016	$566,835	$0	$(28,622)	$0	$(28,622)
DUB	Receive	ERAUSLT Index	13,753	1-Month USD-LIBOR plus a specified spread	10/05/2016	3,279	0	43	43	0
JPM	Receive	ERAUSLT Index	2,444,485	1-Month USD-LIBOR plus a specified spread	12/15/2016	550,316	0	40,117	40,117	0
	Receive	ERAUSLT Index	237,674	1-Month USD-LIBOR plus a specified spread	05/15/2017	56,668	0	736	736	0
	Pay	S&P 500 Total Return Index	13,033	1-Month USD-LIBOR plus a specified spread	05/15/2017	53,166	0	(530)	0	(530)

							$0	$11,744	$40,896	$(29,152)

Total Swap Agreements							$307	$11,408	$41,703	$(29,988)

(6)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	49

Schedule of Investments PIMCO RAE Fundamental Advantage PLUS Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2016:

(k)	Securities with an aggregate market value of $30,508 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure (7)
BOA	$639	$327	$331	$1,297	$(302)	$(2)	$(214)	$(518)	$779	$(390)	$389
BPS	65	2,227	25	2,317	(1,134)	0	(28,972)	(30,106)	(27,789)	23,499	(4,290)
BRC	42	0	0	42	(19)	0	0	(19)	23	0	23
CBK	2	156	322	480	(2,797)	(172)	0	(2,969)	(2,489)	2,685	196
DUB	510	0	131	641	(774)	(1,060)	(1)	(1,835)	(1,194)	1,290	96
FBF	81	0	0	81	(299)	(1,631)	0	(1,930)	(1,849)	2,045	196
GLM	47	446	0	493	(50)	(733)	(270)	(1,053)	(560)	694	134
GST	0	0	13	13	0	0	0	0	13	0	13
HUS	445	0	0	445	(196)	(34)	0	(230)	215	0	215
JPM	639	92	40,872	41,603	(11,468)	(179)	(531)	(12,178)	29,425	(24,353)	5,072
MSB	125	0	0	125	(9)	0	0	(9)	116	0	116
MYC	0	9,074	9	9,083	0	(209)	0	(209)	8,874	(9,655)	(781)
SCX	1,539	0	0	1,539	(1,476)	0	0	(1,476)	63	(400)	(337)
SOG	27	517	0	544	0	(2)	0	(2)	542	(280)	262
UAG	37	0	0	37	(236)	0	0	(236)	(199)	295	96

Total Over the Counter	$4,198	$12,839	$41,703	$58,740	$(18,760)	$(4,022)	$(29,988)	$(52,770)

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	0	221	221
Swap Agreements	0	0	0	0	2,595	2,595

	$0	$0	$0	$0	$2,817	$2,817

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,198	$0	$4,198
Purchased Options	0	0	0	601	12,238	12,839
Swap Agreements	0	719	40,896	0	88	41,703

	$0	$719	$40,896	$4,799	$12,326	$58,740

	$0	$719	$40,896	$4,799	$15,143	$61,557

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$128	$128
Futures	0	0	0	0	755	755
Swap Agreements	0	118	0	0	486	604

	$0	$118	$0	$0	$1,369	$1,487

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$18,760	$0	$18,760
Written Options	0	0	0	3,001	1,021	4,022
Swap Agreements	0	214	29,152	0	622	29,988

	$0	$214	$29,152	$21,761	$1,643	$52,770

	$0	$332	$29,152	$21,761	$3,012	$54,257

50	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(323)	$0	$(28)	$(351)
Written Options	0	0	181	0	384	565
Futures	0	0	0	0	3,726	3,726
Swap Agreements	0	(26)	0	0	(22,523)	(22,549)

	$0	$(26)	$(142)	$0	$(18,441)	$(18,609)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$35,865	$0	$35,865
Purchased Options	0	0	0	(237)	(204)	(441)
Written Options	0	7	0	663	61	731
Swap Agreements	0	464	914	0	(1,384)	(6)

	$0	$471	$914	$36,291	$(1,527)	$36,149

	$0	$445	$772	$36,291	$(19,968)	$17,540

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$8	$8
Written Options	0	0	0	0	(11)	(11)
Futures	0	0	0	0	528	528
Swap Agreements	0	(414)	0	0	11,361	10,947

	$0	$(414)	$0	$0	$11,886	$11,472

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(45,377)	$0	$(45,377)
Purchased Options	0	0	0	(111)	(746)	(857)
Written Options	0	(7)	0	569	1,139	1,701
Swap Agreements	0	(12,329)	11,869	0	2,673	2,213

	$0	$(12,336)	$11,869	$(44,919)	$3,066	$(42,320)

	$0	$(12,750)	$11,869	$(44,919)	$14,952	$(30,848)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Investments in Securities, at Value
Bank Loan Obligations	$0	$5,932	$0	$5,932
Corporate Bonds & Notes
Banking & Finance	0	46,097	143	46,240
Industrials	0	20,629	0	20,629
Utilities	0	6,835	0	6,835
Municipal Bonds & Notes
California	0	230	0	230
Illinois	0	9,055	0	9,055
New Jersey	0	1,601	0	1,601
Ohio	0	2,503	0	2,503
U.S. Government Agencies	0	110,516	0	110,516
U.S. Treasury Obligations	0	183,408	0	183,408
Non-Agency Mortgage-Backed Securities	0	87,398	0	87,398
Asset-Backed Securities	0	71,830	0	71,830
Sovereign Issues	0	63,579	0	63,579
Preferred Securities
Banking & Finance	0	8,787	0	8,787
Short-Term Instruments
Certificates of Deposit	0	11,215	0	11,215
Commercial Paper	0	599	0	599
Repurchase Agreements	0	545	0	545
Short-Term Notes	0	401	0	401
Japan Treasury Bills	0	98,154	0	98,154

	$0	$729,314	$143	$729,457

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$35,191	$0	$0	$35,191

Total Investments	$35,191	$729,314	$143	$764,648

Short Sales, at Value - Liabilities
U.S. Government Agencies	0	(22,023)	0	(22,023)
U.S. Treasury Obligations	0	(7,788)	0	(7,788)

	$0	$(29,811)	$0	$(29,811)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	221	2,596	0	2,817
Over the counter	0	58,740	0	58,740

	$221	$61,336	$0	$61,557

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(755)	(732)	0	(1,487)
Over the counter	0	(52,770)	0	(52,770)

	$(755)	$(53,502)	$0	$(54,257)

Totals	$34,657	$707,337	$143	$742,137

There were no significant transfers between Levels 1, 2, or 3 during the period ended September 30, 2016.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	51

Schedule of Investments PIMCO RAE Fundamental PLUS Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 113.4%

BANK LOAN OBLIGATIONS 0.3%
Avago Technologies Cayman Ltd.
3.524% due 02/01/2023		$1,214	$1,230
Charter Communications Operating LLC
3.500% due 01/24/2023		1,891	1,905
Community Health Systems, Inc.
4.083% due 12/31/2018		1,748	1,740

Total Bank Loan Obligations (Cost $4,837)			4,875

CORPORATE BONDS & NOTES 18.4%

BANKING & FINANCE 11.7%
Ally Financial, Inc.
3.500% due 01/27/2019		3,000	3,034
4.750% due 09/10/2018		3,115	3,232
6.250% due 12/01/2017		2,300	2,395
ASIF SRL
3.000% due 02/17/2017	EUR	3,500	3,969
Atlantic Marine Corps Communities LLC
5.383% due 02/15/2048		$3,227	3,210
Banco del Estado de Chile
4.125% due 10/07/2020		4,200	4,485
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (f)	EUR	5,400	6,278
Bank of America Corp.
1.435% due 08/25/2017		$14,000	14,017
2.650% due 04/01/2019		16,900	17,272
5.650% due 05/01/2018		1,800	1,910
7.625% due 06/01/2019		2,300	2,641
Barclays Bank PLC
14.000% due 06/15/2019 (f)	GBP	5,900	9,583
BNP Paribas S.A.
7.375% due 08/19/2025 (f)		$800	799
BPE Financiaciones S.A.
2.500% due 02/01/2017	EUR	4,600	5,208
Citigroup, Inc.
1.497% due 11/15/2016		$15,500	15,509
5.950% due 05/15/2025 (f)		1,700	1,736
Credit Agricole S.A.
8.125% due 12/23/2025 (f)		2,100	2,233
Eksportfinans ASA
5.500% due 06/26/2017		200	205
Ford Motor Credit Co. LLC
1.238% due 11/08/2016		11,700	11,700
1.500% due 01/17/2017		4,480	4,489
4.250% due 02/03/2017		5,148	5,198
General Motors Financial Co., Inc.
3.450% due 04/10/2022		8,000	8,125
4.750% due 08/15/2017		5,295	5,439
Goldman Sachs Group, Inc.
2.241% due 11/15/2021		2,600	2,590
HSBC Holdings PLC
2.354% due 01/05/2022 (a)		2,400	2,413
3.400% due 03/08/2021		700	724
4.300% due 03/08/2026		500	537
HSBC USA, Inc.
1.558% due 08/07/2018		1,800	1,803
KBC Bank NV
8.000% due 01/25/2023		2,400	2,554
KEB Hana Bank
3.125% due 06/26/2017		3,200	3,238
LeasePlan Corp. NV
3.000% due 10/23/2017		2,000	2,021
Lloyds Bank PLC
12.000% due 12/16/2024 (f)		11,100	15,276
Lloyds Banking Group PLC
7.625% due 06/27/2023 (f)	GBP	780	1,036
Morgan Stanley
1.995% due 04/25/2018		$13,900	14,064
MUFG Union Bank N.A.
1.178% due 05/05/2017		10,300	10,310

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
National Bank of Greece S.A.
3.875% due 10/07/2016	EUR	200	$225
Novo Banco S.A.
5.000% due 04/04/2019		300	233
5.000% due 04/23/2019		200	156
5.000% due 05/21/2019		600	477
5.000% due 05/23/2019		400	317
Powszechna Kasa Oszczednosci Bank Polski S.A. Via PKO Finance AB
4.630% due 09/26/2022		$700	758
UBS AG
7.625% due 08/17/2022		3,350	3,911
Wells Fargo & Co.
1.162% due 04/22/2019		1,800	1,796

			197,106

INDUSTRIALS 3.7%
AbbVie, Inc.
1.800% due 05/14/2018		1,500	1,507
2.500% due 05/14/2020		600	613
3.200% due 11/06/2022		100	104
3.600% due 05/14/2025		500	524
4.500% due 05/14/2035		300	321
4.700% due 05/14/2045		400	434
Actavis Funding SCS
2.350% due 03/12/2018		3,000	3,032
3.000% due 03/12/2020		1,600	1,651
3.450% due 03/15/2022		1,800	1,892
Charter Communications Operating LLC
4.464% due 07/23/2022		700	757
4.908% due 07/23/2025		1,500	1,659
6.384% due 10/23/2035		300	355
6.484% due 10/23/2045		700	851
6.834% due 10/23/2055		100	121
CVS Health Corp.
3.500% due 07/20/2022		200	214
3.875% due 07/20/2025		1,494	1,630
Enbridge, Inc.
1.296% due 10/01/2016		5,400	5,400
HCA, Inc.
3.750% due 03/15/2019		13,800	14,266
Kraft Heinz Foods Co.
2.000% due 07/02/2018		500	505
3.500% due 07/15/2022		200	213
3.950% due 07/15/2025		200	217
5.000% due 07/15/2035		100	116
5.200% due 07/15/2045		300	357
President and Fellows of Harvard College
6.500% due 01/15/2039		8,600	13,464
QUALCOMM, Inc.
4.800% due 05/20/2045		700	768
SABMiller Holdings, Inc.
2.450% due 01/15/2017		3,895	3,907
Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019		1,410	1,412
2.400% due 09/23/2021		1,240	1,245
Zimmer Biomet Holdings, Inc.
2.000% due 04/01/2018		4,500	4,532

			62,067

UTILITIES 3.0%
AT&T, Inc.
1.258% due 03/30/2017		11,100	11,113
Majapahit Holding BV
7.750% due 01/20/2020		500	576
Petrobras Global Finance BV
8.375% due 05/23/2021		1,800	1,977
Sprint Communications, Inc.
8.375% due 08/15/2017		6,750	7,028
Telefonica Chile S.A.
3.875% due 10/12/2022		500	519
Verizon Communications, Inc.
1.234% due 06/09/2017		17,700	17,728

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.627% due 06/17/2019	$200	$202
2.606% due 09/14/2018	10,400	10,676

		49,819

Total Corporate Bonds & Notes (Cost $307,866)		308,992

MUNICIPAL BONDS & NOTES 1.6%

CALIFORNIA 0.5%
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	1,100	1,762
California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040	2,000	3,244
California State University Revenue Bonds, (BABs), Series 2010
6.484% due 11/01/2041	2,000	2,749

		7,755

COLORADO 0.5%
Denver, Colorado City & County School District No. 1 Certificates of Participation Bonds, Series 2011
7.017% due 12/15/2037	5,500	7,843

ILLINOIS 0.1%
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033	900	998
7.750% due 01/01/2042	1,500	1,615

		2,613

OHIO 0.2%
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
8.084% due 02/15/2050	2,000	3,337

TEXAS 0.3%
Dallas Convention Center Hotel Development Corp., Texas Revenue Bonds, (BABs), Series 2009
7.088% due 01/01/2042	4,000	5,678

Total Municipal Bonds & Notes (Cost $25,831)		27,226

U.S. GOVERNMENT AGENCIES 8.8%
Fannie Mae
0.585% due 12/25/2036	127	125
0.875% due 03/25/2037 - 09/25/2042	467	465
0.905% due 07/25/2037	99	100
0.925% due 09/25/2035	163	163
1.155% due 05/25/2040	127	128
1.245% due 06/25/2037	70	71
1.255% due 06/25/2040	897	907
1.275% due 11/25/2039 - 01/25/2040	208	211
1.345% due 12/25/2039	69	70
1.425% due 07/25/2039	58	58
1.689% due 06/01/2043 - 07/01/2044	209	214
2.198% due 10/01/2034	17	18
2.233% due 11/01/2034	6	7
2.310% due 08/01/2022	200	206
2.372% due 11/01/2035	48	50
2.432% due 01/01/2035	175	185
2.473% due 12/01/2033	121	127
2.474% due 10/01/2035	56	60
2.538% due 09/01/2035	105	111
2.617% due 12/01/2033	19	20
2.623% due 05/01/2035	9	9
2.630% due 09/01/2035	172	182
2.644% due 03/01/2035	13	14
2.679% due 05/01/2036	100	105
2.742% due 05/25/2035	31	33

52	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.775% due 07/01/2035	$147	$155
2.792% due 09/01/2036	81	86
2.830% due 08/01/2035 - 07/01/2036	204	216
2.870% due 09/01/2027	100	104
2.915% due 07/01/2034	159	168
2.920% due 06/01/2022	2,447	2,599
2.923% due 07/01/2035	90	95
2.932% due 08/01/2036	89	94
2.965% due 06/01/2035	227	239
2.988% due 08/01/2035	276	294
3.155% due 05/01/2022	1,995	2,136
3.177% due 06/01/2035	329	348
4.000% due 05/01/2018 - 11/01/2028	9,571	10,049
4.500% due 02/01/2018 - 06/01/2042	13,990	14,847
5.000% due 06/01/2023 - 05/01/2041	6,347	7,087
5.500% due 10/01/2021 - 12/01/2039	3,232	3,663
6.000% due 02/01/2029 - 05/01/2041	865	996
6.500% due 09/01/2034	7	8
Fannie Mae, TBA
3.000% due 11/01/2046 - 12/01/2046	30,050	31,166
3.500% due 11/01/2046	13,800	14,547
Freddie Mac
0.785% due 08/25/2031	74	72
0.854% due 02/15/2037	11	11
0.924% due 06/15/2018	2	2
1.074% due 07/15/2041	869	871
1.094% due 06/15/2041	867	875
1.194% due 08/15/2037	195	197
1.224% due 08/15/2037	244	247
1.379% due 01/15/2038	135	137
1.689% due 02/25/2045	33	34
4.500% due 01/15/2041 - 04/01/2041	326	363
5.000% due 03/01/2038	4,195	4,670
5.500% due 06/01/2027 - 05/01/2040	2,075	2,340
6.000% due 02/01/2034 - 10/01/2039	2,323	2,671
Freddie Mac, TBA
4.500% due 11/01/2046	4,000	4,376
6.000% due 11/01/2046	1,000	1,142
Ginnie Mae
3.500% due 01/15/2042 - 07/15/2045	20,808	22,165
5.000% due 06/15/2034 - 06/15/2041	4,944	5,549
6.000% due 05/15/2037 - 07/15/2037	109	126
Ginnie Mae, TBA
4.000% due 10/01/2046	6,000	6,450
NCUA Guaranteed Notes
0.969% due 10/07/2020	204	205
Small Business Administration
5.290% due 12/01/2027	197	216
5.600% due 09/01/2028	1,561	1,754

Total U.S. Government Agencies (Cost $144,181)		147,009

U.S. TREASURY OBLIGATIONS 42.9%
U.S. Treasury Bonds
2.500% due 02/15/2045	320	332
2.500% due 02/15/2046 (h)	18,300	18,980
2.500% due 05/15/2046	2,300	2,388
2.875% due 08/15/2045	47,400	52,972
3.000% due 11/15/2044 (h)	3,250	3,719
3.000% due 05/15/2045	50	57
3.125% due 08/15/2044	17,900	20,961
3.750% due 11/15/2043	12,000	15,666
U.S. Treasury Inflation Protected Securities (e)
0.125% due 07/15/2022	23,023	23,604
0.125% due 01/15/2023 (j)	20,435	20,790

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.125% due 07/15/2024 (j)	$20,878	$21,224
0.250% due 01/15/2025	406	415
0.375% due 07/15/2023 (j)	70,319	72,990
0.625% due 01/15/2026	4,254	4,482
0.750% due 02/15/2045	1,942	2,015
1.750% due 01/15/2028	9,764	11,459
2.000% due 01/15/2026	6,426	7,564
2.375% due 01/15/2025 (j)	41,748	49,843
2.375% due 01/15/2027	16,468	20,241
2.500% due 01/15/2029	2,466	3,140
U.S. Treasury Notes
1.375% due 09/30/2020 (j)	35,300	35,726
1.375% due 10/31/2020 (j)(l)	42,700	43,204
1.750% due 12/31/2020 (h)	58,300	59,867
2.000% due 11/30/2020 (j)(l)	10,200	10,575
2.000% due 07/31/2022 (l)	26,000	27,025
2.000% due 11/30/2022	45,800	47,598
2.000% due 08/15/2025 (l)	6,400	6,629
2.125% due 08/31/2020 (j)(l)	5,500	5,723
2.125% due 05/15/2025 (h)(l)	96,850	101,333
2.375% due 08/15/2024 (l)	26,900	28,676

Total U.S. Treasury Obligations (Cost $693,566)		719,198

NON-AGENCY MORTGAGE-BACKED SECURITIES 10.3%
American Home Mortgage Investment Trust
3.245% due 02/25/2045	74	75
ApS Resecuritization Trust
0.666% due 08/28/2054	12,849	8,828
Banc of America Funding Ltd.
0.785% due 10/03/2039	38	38
Banc of America Funding Trust
0.722% due 10/20/2046 ^	368	284
0.812% due 06/20/2047	600	434
5.912% due 10/25/2036	8,302	6,981
Bear Stearns Adjustable Rate Mortgage Trust
3.087% due 01/25/2034	626	626
Bear Stearns ALT-A Trust
0.685% due 02/25/2034	303	268
0.965% due 07/25/2035	1,281	1,248
3.142% due 09/25/2035	85	73
Bear Stearns Commercial Mortgage Securities Trust
5.331% due 02/11/2044	61	61
Bear Stearns Structured Products, Inc. Trust
2.966% due 01/26/2036	327	262
Bella Vista Mortgage Trust
1.143% due 01/22/2045	2,538	2,331
Chase Mortgage Finance Trust
3.053% due 02/25/2037	1,594	1,597
ChaseFlex Trust
0.825% due 07/25/2037	1,043	789
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.774% due 01/25/2036	907	847
0.774% due 06/25/2036	948	834
0.825% due 08/25/2035	3,367	3,046
Citigroup Mortgage Loan Trust, Inc.
2.930% due 10/25/2035	63	62
3.040% due 05/25/2035	129	127
Countrywide Alternative Loan Resecuritization Trust
6.000% due 11/25/2034	2,303	2,391
Countrywide Alternative Loan Trust
0.685% due 12/25/2046 ^	3,764	3,263
0.705% due 05/25/2047	291	250
0.715% due 09/25/2046 ^	1,468	1,135
0.805% due 02/25/2037	1,533	1,266
1.025% due 05/25/2035 ^	10,021	8,045
2.067% due 08/25/2035	3,852	3,240
2.758% due 05/25/2036	1,554	1,125
Countrywide Home Loan Mortgage Pass-Through Trust
1.325% due 09/25/2034	205	176
3.309% due 02/20/2036 ^	55	49
Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039	356	358
5.383% due 02/15/2040	135	135

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Deutsche ALT-A Securities, Inc.
0.855% due 02/25/2036		$4,037	$3,535
Eddystone Finance PLC
1.051% due 04/19/2021	GBP	3,397	4,391
First Horizon Alternative Mortgage Securities Trust
2.602% due 08/25/2035 ^		$496	427
First Horizon Mortgage Pass-Through Trust
2.980% due 08/25/2035		212	186
Greenpoint Mortgage Pass-Through Certificates
3.279% due 10/25/2033		153	151
GSR Mortgage Loan Trust
2.917% due 09/25/2035		364	371
3.085% due 11/25/2035		175	169
6.000% due 05/25/2037 ^		962	896
HarborView Mortgage Loan Trust
0.781% due 01/19/2036		894	605
1.071% due 03/19/2035		3,784	3,316
IndyMac Mortgage Loan Trust
0.725% due 11/25/2046		24,133	19,058
2.811% due 01/25/2036 ^		317	265
JPMorgan Chase Commercial Mortgage Securities Trust
5.420% due 01/15/2049		1,360	1,371
5.439% due 01/15/2049		9,049	9,128
JPMorgan Mortgage Trust
5.750% due 01/25/2036 ^		23	19
LB Commercial Mortgage Trust
6.069% due 07/15/2044		9,645	9,845
Leek Finance PLC
1.081% due 12/21/2038		2,151	2,303
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.964% due 12/15/2030		477	457
Merrill Lynch Mortgage Investors Trust
0.735% due 02/25/2036		237	218
2.228% due 10/25/2035		2,829	2,745
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051		600	606
Morgan Stanley Capital Trust
5.610% due 04/15/2049		33	33
Residential Accredit Loans, Inc. Trust
0.710% due 08/25/2036		2,398	1,924
3.892% due 12/25/2035		878	772
Residential Asset Securitization Trust
6.000% due 09/25/2036		1,287	854
6.000% due 05/25/2037 ^		726	652
6.250% due 07/25/2036 ^		833	788
Sequoia Mortgage Trust
0.732% due 07/20/2036		812	745
0.742% due 06/20/2036		882	787
Structured Adjustable Rate Mortgage Loan Trust
0.845% due 10/25/2035		4,970	4,154
1.889% due 01/25/2035		279	219
2.848% due 01/25/2035		371	352
3.041% due 08/25/2035		182	170
3.054% due 09/25/2035		271	241
3.099% due 08/25/2034		362	359
Structured Asset Mortgage Investments Trust
0.781% due 07/19/2035		135	121
0.805% due 02/25/2036 ^		154	127
2.887% due 05/25/2047		5,404	3,841
Wachovia Mortgage Loan Trust LLC
3.032% due 05/20/2036 ^		516	458
WaMu Mortgage Pass-Through Certificates Trust
0.795% due 12/25/2045		9,869	9,413
0.815% due 10/25/2045		56	53
1.165% due 01/25/2045		308	291
1.497% due 06/25/2046		10,163	8,614
1.507% due 02/25/2046		802	740
1.707% due 11/25/2042		53	50
1.943% due 02/27/2034		138	135
2.026% due 01/25/2037 ^		1,472	1,258
2.190% due 12/25/2046		668	621
2.193% due 08/25/2046		9,773	9,028
2.193% due 10/25/2046		172	155
2.251% due 12/25/2036 ^		447	389

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	53

Schedule of Investments PIMCO RAE Fundamental PLUS Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.564% due 06/25/2037 ^	$669	$606
Washington Mutual Mortgage Loan Trust
1.685% due 05/25/2041	3	3
Washington Mutual Mortgage Pass-Through Certificates Trust
6.000% due 07/25/2036	3,476	2,988
Wells Fargo Alternative Loan Trust
3.183% due 07/25/2037 ^	8,699	7,409
Wells Fargo Mortgage-Backed Securities Trust
2.894% due 03/25/2036	285	285
3.015% due 07/25/2036 ^	3,106	2,990

Total Non-Agency Mortgage-Backed Securities (Cost $170,151)		171,931

ASSET-BACKED SECURITIES 8.7%
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
1.344% due 02/25/2034	1,919	1,763
Asset-Backed Funding Certificates Trust
0.745% due 01/25/2037	4,430	2,931
1.575% due 03/25/2034	5,315	4,299
Asset-Backed Securities Corp. Home Equity Loan Trust
0.815% due 03/25/2036	11,443	8,722
1.485% due 07/25/2035	500	467
Bear Stearns Asset-Backed Securities Trust
0.685% due 08/25/2036	2,595	2,363
0.795% due 06/25/2036	4,800	4,324
1.205% due 10/25/2035	4,800	4,298
Cavalry CLO Ltd.
2.049% due 01/16/2024	342	342
Citigroup Mortgage Loan Trust, Inc.
0.685% due 09/25/2036	6,616	5,053
1.425% due 09/25/2035 ^	3,987	2,498
Cornerstone CLO Ltd.
0.900% due 07/15/2021	86	86
Countrywide Asset-Backed Certificates
0.674% due 01/25/2037	5,668	5,510
0.725% due 06/25/2037 ^	4,343	3,299
0.775% due 01/25/2046	8,216	6,273
4.961% due 10/25/2046 ^	2,961	2,778
Countrywide Asset-Backed Certificates Trust
0.875% due 04/25/2036	751	743
Countrywide Home Equity Loan Trust
0.744% due 12/15/2029	585	547
Credit Suisse Mortgage Capital Certificates
1.125% due 09/25/2037	6,798	6,261
Credit-Based Asset Servicing and Securitization LLC
0.585% due 11/25/2036	32	20
Fremont Home Loan Trust
0.585% due 01/25/2037	16	9
GSAMP Trust
0.765% due 12/25/2035	3,658	3,487
Hillmark Funding Ltd.
1.061% due 05/21/2021	332	331
Lehman XS Trust
0.665% due 02/25/2037 ^	4,516	4,310
Long Beach Mortgage Loan Trust
1.085% due 10/25/2034	17	16
Morgan Stanley ABS Capital, Inc. Trust
0.655% due 01/25/2037	4,636	2,506
0.775% due 03/25/2037	4,057	2,183
1.455% due 11/25/2034	1,144	1,062
Morgan Stanley Mortgage Loan Trust
5.965% due 09/25/2046 ^	1,189	689
National Collegiate Student Loan Trust
0.765% due 11/27/2028	1,380	1,368
NovaStar Mortgage Funding Trust
0.655% due 03/25/2037	7,291	4,810
Panhandle-Plains Higher Education Authority, Inc.
1.776% due 10/01/2035	39	39
Residential Asset Mortgage Products Trust
0.685% due 02/25/2037	3,089	2,964

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Residential Asset Securities Corp. Trust
0.675% due 08/25/2036		$908	$894
0.945% due 10/25/2035		1,000	948
Securitized Asset-Backed Receivables LLC Trust
0.775% due 05/25/2036		12,587	7,821
SG Mortgage Securities Trust
0.705% due 02/25/2036		13,096	7,763
SLM Private Education Loan Trust
3.774% due 05/16/2044		195	204
SLM Student Loan Trust
0.000% due 12/15/2023	EUR	1,054	1,156
Specialty Underwriting & Residential Finance Trust
0.825% due 12/25/2036		$3,771	3,246
SpringCastle America Funding LLC
2.700% due 05/25/2023		8,435	8,464
Structured Asset Investment Loan Trust
1.245% due 06/25/2035		20,000	17,306
Structured Asset Securities Corp. Mortgage Loan Trust
0.685% due 03/25/2036		4,184	3,496
0.735% due 02/25/2037		6,202	5,332
0.845% due 05/25/2037		1,685	1,632
Venture CDO Ltd.
0.922% due 07/22/2021		343	338
Wood Street CLO BV
0.107% due 11/22/2021	EUR	44	49

Total Asset-Backed Securities (Cost $136,518)			145,000

SOVEREIGN ISSUES 5.5%
Brazil Government International Bond
5.625% due 02/21/2047		$3,300	3,251
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2017 (d)	BRL	4,890	1,456
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2017		216,210	66,058
Export-Import Bank of Korea
4.000% due 01/29/2021		$4,700	5,134
Korea Development Bank
3.500% due 08/22/2017		300	306
Qatar Government International Bond
5.250% due 01/20/2020		3,600	3,985
Republic of Greece Government International Bond
4.500% due 07/03/2017	JPY	1,220,000	11,849

Total Sovereign Issues (Cost $87,911)			92,039

		SHARES
COMMON STOCKS 0.0%

FINANCIALS 0.0%
Motors Liquidation Co. (b)		80,000	0

Total Common Stocks (Cost $0)			0

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 16.9%

CERTIFICATES OF DEPOSIT 1.7%
Credit Suisse AG
1.645% due 09/12/2017		$6,300	6,308
Mitsubishi UFJ Trust & Banking Corp.
1.577% due 09/19/2017		2,200	2,201
Natixis S.A.
1.553% due 09/25/2017		10,300	10,324
Sumitomo Mitsui Banking Corp.
1.550% due 09/15/2017		3,100	3,102
Sumitomo Mitsui Trust Bank Limited
1.584% due 09/18/2017		7,200	7,205

			29,140

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
COMMERCIAL PAPER 0.1%
ENI Finance USA, Inc.
1.806% due 10/02/2017		$400	$393
Viacom, Inc.
1.300% due 11/14/2016		1,600	1,598

			1,991

REPURCHASE AGREEMENTS (g) 0.1%
			1,202

SHORT-TERM NOTES 0.0%
Kraft Heinz Foods Co.
1.600% due 06/30/2017		700	702

JAPAN TREASURY BILLS 15.0%
(0.242)% due 10/17/2016 - 01/10/2017 (c)(d)	JPY	25,490,000	251,457

U.S. TREASURY BILLS 0.0%
0.489% due 03/02/2017 - 03/09/2017 (c)(d)(l)		$701	700

Total Short-Term Instruments (Cost $277,832)			285,192

Total Investments in Securities (Cost $1,848,693)			1,901,462

		SHARES
INVESTMENTS IN AFFILIATES 0.9%

SHORT-TERM INSTRUMENTS 0.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.9%
PIMCO Short-Term Floating NAV Portfolio III		1,446,375	14,299

Total Short-Term Instruments (Cost $14,299)			14,299

Total Investments in Affiliates (Cost $14,299)			14,299

Total Investments 114.3% (Cost $1,862,992)			$1,915,761

Financial Derivative Instruments (i)(k) 2.6% (Cost or Premiums, net $10,380)			44,338

Other Assets and Liabilities, net (16.9)%			(284,084)

Net Assets 100.0%			$1,676,015

54	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Security did not produce income within the last twelve months.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	09/30/2016	10/03/2016	$1,202	U.S. Treasury Bonds 8.000% due 11/15/2021 (2)	$(1,227)	$1,202	$1,202

Total Repurchase Agreements						$(1,227)	$1,202	$1,202

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (3)	Borrowing Date	Maturity Date	Amount Borrowed (3)	Payable for Reverse Repurchase Agreements
GRE	0.650%	08/24/2016	10/24/2016	$(211)	$(211)
	0.660	09/07/2016	10/07/2016	(3,803)	(3,804)
	0.690	09/12/2016	10/11/2016	(526)	(526)
JPS	0.570	09/07/2016	10/07/2016	(12,282)	(12,287)
SCX	0.610	09/07/2016	10/03/2016	(2,004)	(2,005)
	0.770	09/16/2016	10/17/2016	(13,461)	(13,466)
	0.770	09/19/2016	10/17/2016	(3,448)	(3,450)
	0.810	09/20/2016	10/19/2016	(9,918)	(9,921)

Total Reverse Repurchase Agreements					$(45,670)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate (3)	Borrowing Date	Maturity Date	Amount Borrowed (3)	Payable for Sale-Buyback Transactions (4)
BPG	0.740%	09/28/2016	12/27/2016	$(4,173)	$(4,173)
GSC	0.800	09/13/2016	10/13/2016	(22,523)	(22,534)
	0.950	09/23/2016	10/24/2016	(2,989)	(2,989)
	1.040	09/23/2016	10/17/2016	(23,654)	(23,661)
NOM	0.550	07/01/2016	10/03/2016	(15,999)	(16,022)
TDM	1.050	09/23/2016	10/07/2016	(2,354)	(2,355)

Total Sale-Buyback Transactions					$(71,734)

(3)	The average amount of borrowings outstanding during the period ended September 30, 2016 was $(67,768) at a weighted average interest rate of 0.594%.
(4)	Payable for sale-buyback transactions includes $(24) of deferred price drop.

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES AND U.S. TREASURY OBLIGATIONS

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales (5)
Fannie Mae, TBA	4.000%	10/01/2046	$14,500	$(15,515)	$(15,575)
U.S. Treasury Bonds	2.250	08/15/2046	100,700	(100,239)	(99,499)
U.S. Treasury Bonds	4.500	02/15/2036	12,000	(17,234)	(16,992)

Total Short Sales				$(132,988)	$(132,066)

(5)	Payable for short sales includes $374 of accrued interest.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	55

Schedule of Investments PIMCO RAE Fundamental PLUS Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2016:

(h)	Securities with an aggregate market value of $116,962 have been pledged as collateral under the terms of the following master agreements as of September 30, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure (6)
Global/Master Repurchase Agreement
GRE	$0	$(4,541)	$0	$0	$(4,541)	$4,499	$(42)
JPS	0	(12,287)	0	0	(12,287)	12,144	(143)
SCX	0	(28,842)	0	0	(28,842)	28,754	(88)
SSB	1,202	0	0	0	1,202	(1,227)	(25)

Master Securities Forward Transaction Agreement
BPG	0	0	(4,173)	0	(4,173)	4,135	(38)
GSC	0	0	(49,184)	0	(49,184)	48,689	(495)
NOM	0	0	(16,022)	(116,491)	(132,513)	15,513	(117,000)
TDM	0	0	(2,355)	0	(2,355)	2,388	33

Total Borrowings and Other Financing Transactions	$1,202	$(45,670)	$(71,734)	$(116,491)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(45,670)	$0	$0	$(45,670)

Total	$0	$(45,670)	$0	$0	$(45,670)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(67,561)	(4,173)	0	(71,734)

Total	$0	$(67,561)	$(4,173)	$0	$(71,734)

Total Borrowings	$0	$(113,231)	$(4,173)	$0	$(117,404)

Gross amount of recognized liabilities for reverse repurchase agreements and sale-buyback financing transactions					$(117,404)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CBOT U.S. Treasury 10-Year Note November Futures	$131.000	10/21/2016	523	$(302)	$(331)

Total Written Options				$(302)	$(331)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2016	2,123	$(2,507)	$27	$0
90-Day Eurodollar December Futures	Long	12/2017	3,388	192	0	(169)
90-Day Eurodollar December Futures	Short	12/2019	3,388	(480)	381	0
Australia Government 10-Year Bond December Futures	Long	12/2016	33	33	18	(7)
Euro-Bobl December Futures	Long	12/2016	403	264	0	(73)
Euro-Bund 10-Year Bond December Futures	Long	12/2016	135	186	0	(68)
U.S. Treasury 5-Year Note December Futures	Long	12/2016	961	27	0	(203)

56	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note December Futures	Long	12/2016	3,534	$516	$0	$(1,491)
United Kingdom Long Gilt December Futures	Long	12/2016	101	(136)	0	(119)

Total Futures Contracts				$(1,905)	$426	$(2,130)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.HY-25 5-Year Index	5.000%	12/20/2020	$3,861	$232	$268	$23	$0
CDX.HY-26 5-Year Index	5.000	06/20/2021	800	42	11	5	0

				$274	$279	$28	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	1-Year BRL-CDI	14.190%	01/04/2021	BRL	110,000	$(2,429)	$(520)	$0	$(32)
Receive	1-Year BRL-CDI	12.409	01/04/2021		146,300	(1,061)	(460)	0	(53)
Receive	1-Year BRL-CDI	12.379	01/04/2021		79,800	(558)	(250)	0	(29)
Pay	1-Year BRL-CDI	12.055	01/04/2021		148,700	252	507	58	0
Pay	1-Year BRL-CDI	12.230	01/04/2021		112,100	452	309	42	0
Pay	1-Year BRL-CDI	12.560	01/04/2021		47,500	419	142	17	0
Pay	1-Year BRL-CDI	12.600	01/04/2021		47,100	317	387	17	0
Pay	3-Month USD-LIBOR *	1.100	01/23/2018	$	472,300	517	316	0	(47)
Receive	3-Month USD-LIBOR	1.750	12/16/2018		1,389,800	(28,702)	(15,493)	495	0
Pay	3-Month USD-LIBOR	2.000	12/16/2020		138,900	5,679	884	0	(182)
Pay	3-Month USD-LIBOR *	1.500	12/21/2021		27,300	366	(115)	0	(52)
Receive	3-Month USD-LIBOR	2.250	12/16/2022		319,500	(21,029)	(2,492)	798	0
Pay	3-Month USD-LIBOR	2.000	06/15/2023		54,500	2,768	1,108	0	(152)
Receive	3-Month USD-LIBOR	2.300	12/03/2025		28,800	(2,352)	(1,945)	133	0
Receive	3-Month USD-LIBOR	2.250	06/15/2026		2,000	(156)	(14)	10	0
Receive	3-Month USD-LIBOR *	1.750	12/21/2026		141,920	(3,496)	400	768	0
Receive	3-Month USD-LIBOR *	2.098	07/01/2041		16,300	(34)	(34)	47	0
Receive	3-Month USD-LIBOR	2.750	12/16/2045		68,050	(15,672)	(13,065)	1,243	0
Receive	3-Month USD-LIBOR	2.500	06/15/2046		14,600	(2,494)	(1,295)	264	0
Receive	3-Month USD-LIBOR	2.250	09/14/2046		19,400	(2,010)	(1,474)	343	0
Receive	3-Month USD-LIBOR *	2.250	12/21/2046		40,200	(4,034)	(493)	720	0
Receive	3-Month USD-LIBOR *	2.285	05/25/2048		11,400	(1,072)	(306)	212	0
Pay	6-Month EUR-EURIBOR	0.500	09/21/2023	EUR	104,600	4,258	170	0	(73)
Pay	6-Month EUR-EURIBOR *	0.500	03/15/2027		36,500	754	497	0	(7)
Receive	6-Month EUR-EURIBOR	1.250	09/21/2046		25,100	(3,982)	(184)	51	0
Receive	6-Month EUR-EURIBOR *	1.250	03/15/2047		2,300	(352)	6	5	0
Receive	6-Month GBP-LIBOR	1.650	01/22/2020	GBP	17,000	(924)	(621)	13	0
Receive	6-Month GBP-LIBOR	2.000	03/18/2022		52,600	(5,549)	(3,500)	94	0
Receive	6-Month GBP-LIBOR *	0.750	03/15/2027		23,300	139	(379)	125	0
Receive	6-Month GBP-LIBOR *	1.750	03/15/2047		6,300	(1,666)	288	181	0
Pay	28-Day MXN-TIIE	5.000	09/13/2017	MXN	171,200	(46)	(93)	0	(14)
Pay	28-Day MXN-TIIE	5.500	09/13/2017		24,000	0	(35)	0	(2)
Pay	28-Day MXN-TIIE	5.000	06/11/2018		38,500	(23)	(15)	0	(5)
Pay	28-Day MXN-TIIE	5.615	05/21/2021		60,400	(57)	(58)	0	(7)
Pay	28-Day MXN-TIIE	5.660	11/09/2021		96,200	(97)	(68)	0	(11)
Pay	28-Day MXN-TIIE	5.750	09/02/2022		14,000	(15)	(18)	0	(2)
Pay	28-Day MXN-TIIE	5.750	06/05/2023		100	0	0	0	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	57

Schedule of Investments PIMCO RAE Fundamental PLUS Fund (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	28-Day MXN-TIIE	6.000%	06/05/2023	MXN	18,000	$(11)	$(4)	$0	$(2)
Pay	28-Day MXN-TIIE	5.861	03/25/2025		3,300	(5)	(5)	0	0
Pay	28-Day MXN-TIIE	5.890	03/26/2025		48,400	(74)	(79)	0	(3)
Pay	28-Day MXN-TIIE	6.360	06/09/2025		1,800	0	(2)	0	0
Pay	28-Day MXN-TIIE *	7.635	06/09/2025		60,500	110	(37)	3	0
Pay	28-Day MXN-TIIE	6.710	09/20/2029		40,500	28	51	0	(2)
Pay	28-Day MXN-TIIE	6.810	06/19/2034		48,900	7	(81)	0	(4)

						$(81,834)	$(38,070)	$5,639	$(679)

Total Swap Agreements						$(81,560)	$(37,791)	$5,667	$(679)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2016:

(j)	Securities with an aggregate market value of $34,270 and cash of $2,158 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$426	$5,667	$6,093	$(331)	$(2,130)	$(679)	$(3,140)

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2016	BRL	67,314		$20,736	$38	$0
	10/2016	GBP	39,003		51,603	1,049	0
	10/2016	JPY	5,994,652		59,762	647	0
	10/2016		$20,603	BRL	67,314	95	0
	10/2016		15,871	MXN	311,151	146	0
	12/2016	JPY	2,110,000		$20,782	0	(95)
	01/2017		1,900,000		18,834	11	0
BPS	10/2016	BRL	19,685		5,311	26	(759)
	10/2016	JPY	7,370,000		70,079	0	(2,656)
	10/2016		$3,358	BRL	10,900	0	(6)
	10/2016		21,877	CNH	146,765	98	0
	10/2016		43,751	GBP	33,614	0	(183)
	11/2016	GBP	32,833		$42,737	156	0
BRC	10/2016		$8,982	CNH	60,726	110	0
CBK	10/2016	BRL	74,200		$18,111	0	(4,705)
	10/2016	JPY	9,320,000		88,645	0	(3,338)
	10/2016	MXN	417,290		21,215	0	(266)
	10/2016		$22,857	BRL	74,200	0	(42)
	10/2016		11,308	MXN	205,307	0	(739)
	11/2016	SEK	935		$110	1	0
	11/2016		$4,028	CHF	3,910	7	0
	11/2016	ZAR	4,794		$345	0	(2)
	01/2017	JPY	1,330,000		13,182	6	0
DUB	10/2016	BRL	131,810		40,604	74	0
	10/2016		$39,942	BRL	131,810	588	0
	10/2016		4,977	CNH	33,607	55	0
	01/2017	BRL	141,004		$41,308	0	(890)
FBF	10/2016		$12,373	RUB	792,639	211	0
	12/2016	RUB	792,639		$12,204	0	(201)
GLM	10/2016	BRL	20,230		4,963	0	(1,258)
	10/2016		$6,232	BRL	20,230	0	(11)

58	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	10/2016		$47,682	EUR	42,535	$100	$0
	10/2016		5,920	GBP	4,577	12	0
	10/2016		133	MXN	2,447	0	(8)
	11/2016	EUR	42,535		$47,740	0	(106)
HUS	10/2016	CNH	359,860		55,041	1,159	0
	10/2016		$2,719	BRL	8,755	0	(35)
	10/2016		39,149	CNH	256,154	38	(833)
	11/2016	HKD	4,016		$518	0	0
	11/2016	SGD	47,554		35,455	576	0
	01/2021	BRL	3,320		512	0	(234)
JPM	10/2016		87,790		22,225	10	(4,780)
	10/2016		$26,245	BRL	87,790	749	0
	10/2016		4,959	CNH	33,523	60	0
	10/2016		8,182	EUR	7,300	18	0
	01/2017	BRL	90,648		$26,373	0	(755)
	01/2017	JPY	1,740,000		17,240	2	0
	02/2017	CNH	157,210		22,583	0	(817)
MSB	10/2016	BRL	112,294		33,192	94	(1,431)
	10/2016	EUR	33,520		37,913	259	0
	10/2016		$34,593	BRL	112,294	0	(63)
	11/2016		20,618		67,308	0	(97)
SCX	10/2016	CNH	444,771		$68,122	1,527	0
	10/2016	EUR	15,560		17,397	0	(83)
	10/2016	RUB	792,639		12,068	0	(516)
	10/2016		$3,818	CNH	25,806	46	0
	10/2016		1,078	GBP	812	0	(25)
	10/2016		59,530	JPY	5,994,652	0	(414)
	11/2016	JPY	5,994,652		$59,602	415	0
	11/2016		$34,673	SGD	47,238	0	(25)
	02/2017	CNH	159,666		$23,060	0	(705)
	02/2017		$19,451	CNH	130,772	14	0
SOG	10/2016		5,681		38,358	62	0
UAG	10/2016	JPY	1,720,000		$16,421	0	(555)
	11/2016		$985	INR	66,692	12	0
	02/2017		5,132	CNH	34,035	0	(66)

Total Forward Foreign Currency Contracts						$8,471	$(26,699)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC USD versus RUB	RUB	71.150	02/22/2017	$	500	$20	$54
CBK	Call - OTC USD versus JPY	JPY	115.000	11/23/2016		46,897	500	4
GLM	Put - OTC EUR versus MXN	MXN	19.000	02/15/2017	EUR	13,800	540	29
	Put - OTC USD versus MXN		18.800	11/09/2016	$	15,289	211	126
SOG	Put - OTC USD versus RUB	RUB	73.000	02/24/2017		9,700	407	1,286

							$1,678	$1,499

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250%	04/13/2018	$	3,900	$381	$549
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	04/13/2018		3,900	381	198
BPS	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	04/13/2018		7,600	702	1,070
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	04/13/2018		7,600	775	385
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300	04/17/2019		15,200	1,742	2,510
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300	04/17/2019		15,200	1,742	1,096
CBK	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.700	10/03/2016		102,000	195	0
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.970	09/24/2018		20,200	1,028	443
GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	03/28/2017		103,500	352	221
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.970	09/24/2018		40,200	2,080	882

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	59

Schedule of Investments PIMCO RAE Fundamental PLUS Fund (Cont.)

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000%	03/28/2017	$	120,700	$433	$258
MYC	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.240	05/16/2018		7,800	782	1,100
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.240	05/16/2018		7,800	782	423
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.245	05/17/2018		27,400	2,538	3,889
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.245	05/17/2018		27,400	2,936	1,478
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.285	05/23/2018		39,500	3,918	5,875
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.285	05/23/2018		39,500	3,918	2,021
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050	12/12/2018		12,900	620	291
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.350	05/28/2019		27,200	3,133	4,739
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.350	05/28/2019		27,200	3,133	1,909

								$31,571	$29,337

Total Purchased Options								$33,249	$30,836

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC USD versus RUB	RUB	80.000	12/02/2016	$	16,200	$(888)	$(5)
	Call - OTC USD versus RUB		108.000	02/22/2017		500	(20)	0
CBK	Call - OTC USD versus JPY	JPY	119.000	11/23/2016		93,794	(443)	(2)
DUB	Call - OTC USD versus BRL	BRL	5.000	10/19/2017		4,260	(549)	(53)
	Put - OTC USD versus BRL		5.000	10/19/2017		4,260	(635)	(1,705)
FBF	Put - OTC EUR versus MXN	MXN	18.900	03/21/2017	EUR	8,071	(313)	(18)
	Call - OTC EUR versus MXN		22.650	03/21/2017		8,071	(280)	(357)
	Call - OTC USD versus BRL	BRL	5.000	10/19/2017	$	12,767	(1,618)	(158)
	Put - OTC USD versus BRL		5.000	10/19/2017		12,767	(1,926)	(5,111)
	Call - OTC USD versus BRL		6.300	01/11/2018		4,381	(233)	(31)
GLM	Call - OTC EUR versus MXN	MXN	26.750	02/15/2017	EUR	13,800	(441)	(88)
	Put - OTC EUR versus MXN		18.900	03/21/2017		12,019	(488)	(27)
	Call - OTC EUR versus MXN		22.650	03/21/2017		12,019	(393)	(532)
	Put - OTC USD versus MXN		18.350	11/09/2016	$	30,578	(211)	(108)
HUS	Call - OTC EUR versus RUB	RUB	85.000	12/02/2016	EUR	8,100	(529)	(7)
	Put - OTC USD versus BRL	BRL	3.150	10/11/2016	$	17,090	(119)	(25)
	Call - OTC USD versus BRL		3.350	10/11/2016		17,090	(119)	(57)
SOG	Call - OTC EUR versus RUB	RUB	85.000	12/02/2016	EUR	7,600	(540)	(6)
	Call - OTC USD versus RUB		110.000	02/24/2017	$	9,700	(419)	(3)

							$(10,164)	$(8,293)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	215.949	Maximum of [(1 + 0.000%) [10] - (Final Index/Initial Index)] or 0	03/12/2020	$1,300	$(11)	$0
	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%) [10] - (Final Index/Initial Index)] or 0	09/29/2020	500	(7)	0

						$(18)	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600%	09/24/2018	$ 100,500	$(1,045)	$(428)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	10/03/2016	21,700	(195)	(49)
GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600	09/24/2018	200,600	(2,136)	(853)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.555	03/28/2017	5,000	(84)	(100)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.565	03/28/2017	16,800	(269)	(345)
JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.555	03/28/2017	8,500	(146)	(170)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.565	03/28/2017	16,900	(287)	(347)
MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.700	12/12/2018	64,400	(682)	(293)

							$ (4,844)	$(2,585)

60	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

STRADDLE OPTIONS

Counterparty	Description	Exercise Level (1)	Expiration Date	Notional Amount	Premiums (Received) (1)	Market Value
JPM	Call & Put - OTC 1-Year USD/KRW versus 1-Year USD/KRW Forward Currency Volatility Agreement	0.000%	02/20/2017	$ 559	$0	$15

Total Written Options					$(15,026)	$(10,863)

(1)	Exercise level and final premium determined on a future date, based upon implied volatility parameters.

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2016:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		0		24,605		(11,292)		(12,790)		0		523
Notional Amount in $	$	643,366	$	351,399	$	(63,186)	$	(217,468)	$	(53,965)	$	660,146
Notional Amount in EUR	EUR	153,480	EUR	62,216	EUR	0	EUR	(130,630)	EUR	(15,386)	EUR	69,680
Notional Amount in GBP	GBP	0	GBP	52,000	GBP	0	GBP	(52,000)	GBP	0	GBP	0
Premiums	$	(16,290)	$	(7,564)	$	1,821	$	5,914	$	791	$	(15,328)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2016 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Brazil Government International Bond	1.000%	12/20/2016	0.558%	$	13,300	$(154)	$172	$18	$0
	Korea Government International Bond	1.000	09/20/2022	0.491		1,000	14	16	30	0
	Volkswagen International Finance NV	1.000	12/20/2016	0.311	EUR	4,000	(26)	34	8	0

BPS	Korea Government International Bond	1.000	09/20/2022	0.491	$	500	8	7	15	0
	Volkswagen International Finance NV	1.000	12/20/2016	0.311	EUR	900	(12)	14	2	0

DUB	Export-Import Bank of China	1.000	06/20/2017	0.211	$	100	(4)	5	1	0

GST	Volkswagen International Finance NV	1.000	12/20/2016	0.311	EUR	900	(12)	14	2	0

HUS	Mexico Government International Bond	1.000	12/20/2016	0.408	$	100	1	(1)	0	0

MYC	Korea Government International Bond	1.000	09/20/2022	0.491		200	3	3	6	0

							$(182)	$264	$82	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value (5)
							Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	$37,871	$(7,714)	$1,896	$0	$(5,818)
	CDX.HY-23 5-Year Index 25-35%	5.000	12/20/2019	2,200	295	12	307	0

CBK	CDX.HY-23 5-Year Index 25-35%	5.000	12/20/2019	2,200	294	12	306	0

GST	CDX.IG-9 10-Year Index 30-100%	0.548	12/20/2017	675	0	4	4	0

JPM	CDX.IG-9 10-Year Index 30-100%	0.553	12/20/2017	1,543	0	10	10	0

					$(7,125)	$1,934	$627	$(5,818)

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	61

Schedule of Investments PIMCO RAE Fundamental PLUS Fund (Cont.)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	3-Month KRW-KORIBOR	1.260%	07/20/2026	KRW	4,630,000	$0	$(1)	$0	$(1)
BPS	Receive	3-Month EUR-EXT-CPI	0.700	01/30/2020	EUR	21,800	(3)	(175)	0	(178)
CBK	Pay	1-Month GBP-UKRPI	3.400	06/15/2030	GBP	670	(1)	41	40	0
	Receive	3-Month KRW-KORIBOR	1.260	07/20/2026	KRW	6,950,000	0	(1)	0	(1)
DUB	Pay	1-Month GBP-UKRPI	3.300	11/15/2030	GBP	7,139	(9)	122	113	0
	Receive	3-Month KRW-KORIBOR	1.260	07/20/2026	KRW	9,270,000	0	(1)	0	(1)
FBF	Pay	1-Month GBP-UKRPI	3.400	06/15/2030	GBP	400	3	21	24	0
GLM	Pay	1-Month GBP-UKRPI	3.140	01/14/2030		11,150	0	164	164	0
	Receive	3-Month EUR-EXT-CPI	0.740	01/26/2020	EUR	40,300	(144)	(280)	0	(424)
	Receive	3-Month EUR-EXT-CPI	0.660	01/30/2020		65,200	(5)	(373)	0	(378)
	Receive	3-Month EUR-EXT-CPI	0.992	03/30/2020		56,100	(7)	(1,123)	0	(1,130)
HUS	Pay	28-Day MXN-TIIE	5.000	06/11/2018	MXN	43,500	(70)	44	0	(26)
JPM	Pay	1-Month GBP-UKRPI	3.300	11/15/2030	GBP	1,450	2	21	23	0
	Receive	3-Month KRW-KORIBOR	1.260	07/20/2026	KRW	9,271,000	0	(1)	0	(1)

							$(234)	$(1,542)	$364	$(2,140)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive (6)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	ERAUSLT Index	4,180,760	1-Month USD-LIBOR plus a specified spread	07/13/2017	$ 968,659	$0	$40,844	$40,844	$0
DUB	Receive	ERAUSLT Index	222,075	1-Month USD-LIBOR plus a specified spread	03/23/2017	52,949	0	690	690	0
	Receive	ERAUSLT Index	1,424,681	1-Month USD-LIBOR plus a specified spread	08/10/2017	342,555	0	1,535	1,535	0
JPM	Receive	ERAUSLT Index	1,114,904	1-Month USD-LIBOR plus a specified spread	05/15/2017	265,595	0	3,456	3,456	0

							$0	$46,525	$46,525	$0

Total Swap Agreements							$(7,541)	$47,181	$47,598	$(7,958)

(6)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2016:

(l)	Securities with an aggregate market value of $28,810 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure (7)
BOA	$1,986	$801	$41,207	$43,994	$(95)	$(5)	$(5,819)	$(5,919)	$38,075	$(29,450)	$8,625
BPS	280	5,061	17	5,358	(3,604)	0	(178)	(3,782)	1,576	(1,680)	(104)
BRC	110	0	0	110	0	0	0	0	110	(60)	50
CBK	14	447	346	807	(9,092)	(479)	(1)	(9,572)	(8,765)	8,937	172
DUB	717	0	2,339	3,056	(890)	(1,758)	(1)	(2,649)	407	2,352	2,759
FBF	211	0	24	235	(201)	(5,675)	0	(5,876)	(5,641)	5,963	322
GLM	112	1,258	164	1,534	(1,383)	(2,053)	(1,932)	(5,368)	(3,834)	3,945	111
GST	0	0	6	6	0	0	0	0	6	0	6
HUS	1,773	0	0	1,773	(1,102)	(89)	(26)	(1,217)	556	(570)	(14)
JPM	839	258	3,489	4,586	(6,352)	(502)	(1)	(6,855)	(2,269)	4,682	2,413
MSB	353	0	0	353	(1,591)	0	0	(1,591)	(1,238)	1,365	127
MYC	0	21,725	6	21,731	0	(293)	0	(293)	21,438	(23,317)	(1,879)
SCX	2,002	0	0	2,002	(1,768)	0	0	(1,768)	234	(430)	(196)

62	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure (7)
SOG	$62	$1,286	$0	$1,348	$0	$(9)	$0	$(9)	$1,339	$(1,290)	$49
UAG	12	0	0	12	(621)	0	0	(621)	(609)	794	185

Total Over the Counter	$8,471	$30,836	$47,598	$86,905	$(26,699)	$(10,863)	$(7,958)	$(45,520)

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$426	$426
Swap Agreements	0	28	0	0	5,639	5,667

	$0	$28	$0	$0	$6,065	$6,093

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,471	$0	$8,471
Purchased Options	0	0	0	1,499	29,337	30,836
Swap Agreements	0	709	46,525	0	364	47,598

	$0	$709	$46,525	$9,970	$29,701	$86,905

	$0	$737	$46,525	$9,970	$35,766	$92,998

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$331	$331
Futures	0	0	0	0	2,130	2,130
Swap Agreements	0	0	0	0	679	679

	$0	$0	$0	$0	$3,140	$3,140

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$26,699	$0	$26,699
Written Options	0	0	0	8,278	2,585	10,863
Swap Agreements	0	5,818	0	0	2,140	7,958

	$0	$5,818	$0	$34,977	$4,725	$45,520

	$0	$5,818	$0	$34,977	$7,865	$48,660

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(855)	$0	$(45)	$(900)
Written Options	0	0	534	0	945	1,479
Futures	0	0	(1,358)	0	7,177	5,819
Swap Agreements	0	2,111	0	0	(45,683)	(43,572)

	$0	$2,111	$(1,679)	$0	$(37,606)	$(37,174)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$42,069	$0	$42,069
Purchased Options	0	(8)	0	(690)	(593)	(1,291)
Written Options	0	17	0	1,629	159	1,805
Swap Agreements	0	711	22,221	0	(2,773)	20,159

	$0	$720	$22,221	$43,008	$(3,207)	$62,742

	$0	$2,831	$20,542	$43,008	$(40,813)	$25,568

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	63

Schedule of Investments PIMCO RAE Fundamental PLUS Fund (Cont.)

September 30, 2016 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(3)	$(3)
Written Options	0	0	0	0	(30)	(30)
Futures	0	0	0	0	3,315	3,315
Swap Agreements	0	(1,458)	0	0	16,851	15,393

	$0	$(1,458)	$0	$0	$20,133	$18,675

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(54,005)	$0	$(54,005)
Purchased Options	0	8	0	(130)	(1,807)	(1,929)
Written Options	0	(16)	0	1,481	2,812	4,277
Swap Agreements	0	1,082	79,471	0	6,037	86,590

	$0	$1,074	$79,471	$(52,654)	$7,042	$34,933

	$0	$(384)	$79,471	$(52,654)	$27,175	$53,608

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Investments in Securities, at Value
Bank Loan Obligations	$0	$4,875	$0	$4,875
Corporate Bonds & Notes
Banking & Finance	0	197,106	0	197,106
Industrials	0	62,067	0	62,067
Utilities	0	49,819	0	49,819
Municipal Bonds & Notes
California	0	7,755	0	7,755
Colorado	0	7,843	0	7,843
Illinois	0	2,613	0	2,613
Ohio	0	3,337	0	3,337
Texas	0	5,678	0	5,678
U.S. Government Agencies	0	147,009	0	147,009
U.S. Treasury Obligations	0	719,198	0	719,198
Non-Agency Mortgage-Backed Securities	0	171,931	0	171,931
Asset-Backed Securities	0	145,000	0	145,000
Sovereign Issues	0	92,039	0	92,039
Short-Term Instruments
Certificates of Deposit	0	29,140	0	29,140
Commercial Paper	0	1,598	393	1,991
Repurchase Agreements	0	1,202	0	1,202
Short-Term Notes	0	702	0	702
Japan Treasury Bills	0	251,457	0	251,457
U.S. Treasury Bills	0	700	0	700

	$0	$1,901,069	$393	$1,901,462

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$14,299	$0	$0	$14,299

Total Investments	$14,299	$1,901,069	$393	$1,915,761

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(15,575)	$0	$(15,575)
U.S. Treasury Obligations	0	(116,491)	0	(116,491)

	$0	$(132,066)	$0	$(132,066)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	426	5,667	0	6,093
Over the counter	0	86,905	0	86,905

	$426	$92,572	$0	$92,998

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(2,130)	(1,010)	0	(3,140)
Over the counter	0	(45,520)	0	(45,520)

	$(2,130)	$(46,530)	$0	$(48,660)

Totals	$12,595	$1,815,045	$393	$1,828,033

There were no significant transfers between Levels 1, 2, or 3 during the period ended September 30, 2016.

64	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

Schedule of Investments PIMCO RAE Fundamental PLUS EMG Fund

September 30, 2016 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 133.0%

BANK LOAN OBLIGATIONS 0.2%
Avago Technologies Cayman Ltd.
3.524% due 02/01/2023		$1,046	$1,060
Community Health Systems, Inc.
4.083% due 12/31/2018		1,922	1,914

Total Bank Loan Obligations (Cost $2,959)			2,974

CORPORATE BONDS & NOTES 15.5%

BANKING & FINANCE 11.8%
Ally Financial, Inc.
3.500% due 01/27/2019		4,100	4,146
6.250% due 12/01/2017		2,800	2,915
Banco del Estado de Chile
4.125% due 10/07/2020		8,000	8,542
Banco Santander S.A.
6.250% due 09/11/2021 (e)	EUR	200	202
Bank of America Corp.
1.435% due 08/25/2017		$24,000	24,030
5.650% due 05/01/2018		1,400	1,486
6.875% due 04/25/2018		15,600	16,829
Barclays Bank PLC
10.179% due 06/12/2021		13,900	17,782
Bear Stearns Cos. LLC
7.250% due 02/01/2018		5,200	5,585
BNP Paribas S.A.
7.375% due 08/19/2025 (e)		600	599
BPE Financiaciones S.A.
2.500% due 02/01/2017	EUR	5,200	5,887
Citigroup, Inc.
1.497% due 11/15/2016		$14,500	14,509
5.950% due 05/15/2025 (e)		1,500	1,532
Credit Agricole S.A.
1.503% due 10/03/2016		5,900	5,900
8.375% due 10/13/2019 (e)		2,700	3,060
Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025		500	498
Ford Motor Credit Co. LLC
3.157% due 08/04/2020		5,300	5,461
General Motors Financial Co., Inc.
2.400% due 04/10/2018		18,200	18,338
3.450% due 04/10/2022		3,400	3,453
4.750% due 08/15/2017		4,700	4,828
Goldman Sachs Group, Inc.
2.241% due 11/15/2021		2,800	2,789
GSPA Monetization Trust
6.422% due 10/09/2029		1,511	1,724
HBOS PLC
6.750% due 05/21/2018		1,300	1,393
HSBC Holdings PLC
2.354% due 01/05/2022 (a)		2,500	2,513
3.400% due 03/08/2021		1,000	1,035
4.300% due 03/08/2026		1,100	1,181
HSBC USA, Inc.
1.558% due 08/07/2018		1,400	1,403
KEB Hana Bank
3.125% due 06/26/2017		6,900	6,982
Lloyds Banking Group PLC
7.625% due 06/27/2023 (e)	GBP	2,400	3,189
Macquarie Bank Ltd.
6.625% due 04/07/2021		$1,384	1,595
Navient Corp.
5.500% due 01/15/2019		2,800	2,849
Powszechna Kasa Oszczednosci Bank Polski S.A. Via PKO Finance AB
4.630% due 09/26/2022		3,700	4,009
Royal Bank of Scotland Group PLC
6.990% due 10/05/2017 (e)		800	896
UBS AG
5.125% due 05/15/2024		8,100	8,385
7.250% due 02/22/2022		200	203

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UBS Group Funding Jersey Ltd.
2.950% due 09/24/2020		$600	$615
4.125% due 09/24/2025		700	735
Wells Fargo & Co.
1.162% due 04/22/2019		22,200	22,145

			209,223

INDUSTRIALS 1.9%
AbbVie, Inc.
1.800% due 05/14/2018		1,200	1,206
2.500% due 05/14/2020		600	613
3.200% due 11/06/2022		100	104
3.600% due 05/14/2025		500	524
4.500% due 05/14/2035		300	321
4.700% due 05/14/2045		300	325
Actavis Funding SCS
2.100% due 03/12/2020		1,000	1,017
3.450% due 03/15/2022		1,500	1,577
3.800% due 03/15/2025		1,200	1,273
Asciano Finance Ltd.
5.000% due 04/07/2018		2,100	2,173
Braskem Finance Ltd.
5.750% due 04/15/2021		600	630
Charter Communications Operating LLC
4.464% due 07/23/2022		1,900	2,054
4.908% due 07/23/2025		1,500	1,659
6.384% due 10/23/2035		200	237
6.484% due 10/23/2045		400	487
6.834% due 10/23/2055		100	121
CVS Health Corp.
3.500% due 07/20/2022		100	107
3.875% due 07/20/2025		1,228	1,340
HCA, Inc.
3.750% due 03/15/2019		7,800	8,063
Kraft Heinz Foods Co.
2.000% due 07/02/2018		500	505
3.500% due 07/15/2022		100	106
3.950% due 07/15/2025		200	217
5.000% due 07/15/2035		100	116
5.200% due 07/15/2045		200	238
President and Fellows of Harvard College
6.500% due 01/15/2039		200	313
QUALCOMM, Inc.
4.800% due 05/20/2045		700	768
Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019		1,470	1,473
2.400% due 09/23/2021		1,280	1,285
Zimmer Biomet Holdings, Inc.
2.000% due 04/01/2018		4,000	4,028

			32,880

UTILITIES 1.8%
Majapahit Holding BV
7.750% due 01/20/2020		1,800	2,075
Petrobras Global Finance BV
3.250% due 04/01/2019	EUR	1,500	1,692
3.737% due 03/17/2020		$2,100	2,058
3.750% due 01/14/2021	EUR	1,300	1,429
4.375% due 05/20/2023		$300	269
5.750% due 01/20/2020		1,200	1,240
5.875% due 03/07/2022	EUR	500	578
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.298% due 09/30/2020		$128	137
6.750% due 09/30/2019		1,000	1,140
Telefonica Chile S.A.
3.875% due 10/12/2022		3,100	3,217
Verizon Communications, Inc.
2.606% due 09/14/2018		18,340	18,827

			32,662

Total Corporate Bonds & Notes (Cost $268,703)			274,765

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 2.3%

CALIFORNIA 1.4%
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	$500	$801
7.043% due 04/01/2050	1,100	1,760
California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040	1,100	1,784
California State University Revenue Bonds, (BABs), Series 2010
6.484% due 11/01/2041	200	275
Orange County, California Local Transportation Authority Revenue Bonds, (BABs), Series 2010
6.908% due 02/15/2041	4,000	5,834
Pasadena Public Financing Authority, California Revenue Bonds, (BABs), Series 2010
7.148% due 03/01/2043	2,900	4,213
Regents of the University of California Medical Center Pooled Revenue Bonds, (BABs), Series 2010
6.548% due 05/15/2048	7,355	10,632
Riverside Community College District Foundation, California General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035	100	115
7.021% due 08/01/2040	100	116

		25,530

ILLINOIS 0.1%
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033	800	887
7.750% due 01/01/2042	1,200	1,292

		2,179

NEBRASKA 0.0%
Public Power Generation Agency, Nebraska Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041	100	128

NEVADA 0.0%
Clark County, Nevada Department of Aviation Revenue Bonds, (BABs), Series 2010
6.820% due 07/01/2045	200	311

NEW JERSEY 0.2%
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	800	1,219
New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2011
5.250% due 06/15/2036	1,800	2,020

		3,239

NEW YORK 0.1%
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, (BABs), Series 2010
5.932% due 11/01/2036	500	579
Port Authority of New York & New Jersey Revenue Bonds, Series 2010
5.647% due 11/01/2040	1,000	1,319

		1,898

OHIO 0.1%
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
8.084% due 02/15/2050	1,000	1,669

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	65

Schedule of Investments PIMCO RAE Fundamental PLUS EMG Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TENNESSEE 0.0%
Metropolitan Government of Nashville & Davidson County, Tennessee Convention Center Authority Revenue Bonds, (BABs), Series 2010
6.731% due 07/01/2043	$100	$139

TEXAS 0.2%
Dallas Convention Center Hotel Development Corp., Texas Revenue Bonds, (BABs), Series 2009
7.088% due 01/01/2042	1,900	2,697

WASHINGTON 0.2%
Washington State Convention Center Public Facilities District Revenue Bonds, (BABs), Series 2010
6.790% due 07/01/2040	2,400	3,258

Total Municipal Bonds & Notes (Cost $29,433)		41,048

U.S. GOVERNMENT AGENCIES 16.2%
Fannie Mae
0.875% due 07/25/2037	131	131
0.905% due 07/25/2037	151	152
0.925% due 09/25/2035	235	235
1.025% due 09/25/2041	10,824	10,861
1.245% due 06/25/2037	666	671
1.255% due 06/25/2040	885	895
2.310% due 08/01/2022	400	413
2.870% due 09/01/2027	4,100	4,280
3.000% due 08/01/2021 - 10/01/2021	8,284	8,702
3.437% due 03/01/2022	9,904	10,686
3.500% due 03/01/2027	66	70
4.000% due 12/01/2018 - 09/01/2026	5,710	6,021
4.500% due 06/01/2018 - 06/01/2030	2,293	2,485
5.000% due 07/01/2023 - 08/01/2043	23,025	25,687
5.500% due 09/01/2025 - 09/01/2041	20,886	23,638
6.000% due 12/01/2018 - 05/01/2041	19,011	21,836
Fannie Mae, TBA
3.000% due 11/01/2046	38,000	39,420
3.500% due 10/01/2031 - 11/01/2046	62,000	65,361
FDIC Structured Sale Guaranteed Notes
1.023% due 11/29/2037	2,100	2,096
Freddie Mac
1.074% due 07/15/2041	562	562
1.224% due 08/15/2037	546	553
1.234% due 10/15/2037	100	100
1.244% due 05/15/2037 - 09/15/2037	630	638
3.500% due 06/15/2036	93	94
5.000% due 07/01/2023 - 09/01/2040	9,622	10,676
5.500% due 03/01/2037 - 04/01/2038	464	525
Freddie Mac, TBA
5.000% due 11/01/2046	1,000	1,107
Ginnie Mae
3.500% due 02/15/2045	328	349
5.000% due 08/15/2033 - 04/15/2042	12,114	13,602
Ginnie Mae, TBA
3.500% due 10/01/2046	26,700	28,392
4.000% due 10/01/2046	5,000	5,375
5.000% due 10/01/2046	1,000	1,113
Small Business Administration
6.220% due 12/01/2028	31	35

Total U.S. Government Agencies (Cost $281,572)		286,761

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 54.2%
U.S. Treasury Bonds
2.500% due 02/15/2045	$570	$591
2.500% due 02/15/2046 (f)	18,000	18,669
2.500% due 05/15/2046	200	207
2.875% due 08/15/2045	28,700	32,074
3.000% due 11/15/2044 (f)	2,850	3,261
3.000% due 05/15/2045	50	57
3.125% due 08/15/2044	16,500	19,322
3.750% due 11/15/2043	14,200	18,538
U.S. Treasury Inflation Protected Securities (d)
0.125% due 01/15/2022	50,080	51,173
0.125% due 01/15/2023 (h)	27,316	27,790
0.375% due 07/15/2023	49,533	51,415
0.625% due 01/15/2026	3,140	3,308
0.750% due 02/15/2045	1,533	1,591
1.750% due 01/15/2028	22,170	26,019
2.000% due 01/15/2026	8,488	9,990
2.375% due 01/15/2025	7,022	8,383
2.375% due 01/15/2027	2,029	2,494
2.500% due 01/15/2029	23,987	30,542
3.625% due 04/15/2028	744	1,030
3.875% due 04/15/2029	732	1,058
U.S. Treasury Notes
1.375% due 09/30/2020 (h)(j)	51,000	51,616
1.375% due 10/31/2020 (h)(j)	27,900	28,229
1.750% due 12/31/2020 (f)	84,200	86,463
1.875% due 08/31/2022 (f)(h)	152,100	156,987
1.875% due 10/31/2022 (f)(j)	82,000	84,627
2.000% due 11/30/2020 (h)(j)	14,900	15,448
2.000% due 07/31/2022 (h)(j)	30,200	31,390
2.000% due 08/15/2025 (j)	29,100	30,139
2.125% due 08/31/2020 (f)(j)	42,300	44,016
2.125% due 05/15/2025 (f)(j)	42,600	44,572
2.250% due 11/15/2025 (j)	1,200	1,268
2.375% due 08/15/2024 (f)(h)(j)	72,000	76,754

Total U.S. Treasury Obligations (Cost $929,180)		959,021

NON-AGENCY MORTGAGE-BACKED SECURITIES 7.3%
Adjustable Rate Mortgage Trust
3.202% due 01/25/2036 ^	5,457	4,878
American Home Mortgage Assets Trust
1.427% due 11/25/2046	22,377	11,923
Banc of America Funding Trust
0.812% due 06/20/2047	3,600	2,605
3.165% due 02/20/2035	204	201
Banc of America Mortgage Trust
3.255% due 06/25/2035	170	164
Banc of America Re-REMIC Trust
5.815% due 02/24/2051	3,338	3,359
BCAP LLC Trust
2.765% due 02/26/2035	2,685	2,634
3.191% due 12/26/2037	69	69
3.563% due 12/26/2035	5,937	5,840
Bear Stearns Adjustable Rate Mortgage Trust
2.460% due 08/25/2035	718	717
Bear Stearns ALT-A Trust
0.845% due 08/25/2036	4,050	3,265
Chase Mortgage Finance Trust
2.677% due 12/25/2035 ^	1,319	1,224
Citigroup Mortgage Loan Trust, Inc.
0.595% due 01/25/2037	613	475
2.730% due 03/25/2036 ^	879	849
2.887% due 03/25/2034	753	747
Countrywide Alternative Loan Trust
0.695% due 05/25/2047	1,322	1,120
0.725% due 05/25/2036	740	563
Countrywide Home Loan Mortgage Pass-Through Trust
2.602% due 02/20/2036 ^	26	23
Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039	478	479
Credit Suisse First Boston Mortgage Securities Corp.
2.688% due 02/25/2034	564	557

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Deutsche ALT-A Securities, Inc.
0.685% due 01/25/2047		$2,957	$2,421
Downey Savings & Loan Association Mortgage Loan Trust
1.351% due 09/19/2044		384	369
Eddystone Finance PLC
1.051% due 04/19/2021	GBP	2,283	2,952
First Horizon Mortgage Pass-Through Trust
2.892% due 10/25/2035 ^		$1,764	1,473
GSR Mortgage Loan Trust
3.007% due 09/25/2035		399	409
HarborView Mortgage Loan Trust
0.781% due 01/19/2036		5,164	3,494
0.872% due 06/20/2035		1,158	1,064
HomeBanc Mortgage Trust
0.835% due 03/25/2035		2,986	2,432
IndyMac Mortgage Loan Trust
0.785% due 06/25/2035		394	335
JPMorgan Mortgage Trust
2.944% due 07/25/2035		846	839
3.165% due 08/25/2035 ^		573	549
5.750% due 01/25/2036 ^		23	19
LB Commercial Mortgage Trust
6.069% due 07/15/2044		5,680	5,798
Merrill Lynch Mortgage Investors Trust
0.775% due 11/25/2035		1,597	1,472
3.313% due 09/25/2035 ^		569	516
Morgan Stanley Capital Trust
5.610% due 04/15/2049		158	158
Morgan Stanley Mortgage Loan Trust
0.785% due 04/25/2035		4,118	3,844
2.836% due 07/25/2035		1,440	1,296
MortgageIT Securities Corp. Mortgage Loan Trust
0.755% due 06/25/2047		15,990	12,587
Prime Mortgage Trust
6.000% due 06/25/2036 ^		1,527	1,441
Provident Funding Mortgage Loan Trust
3.099% due 10/25/2035		3,135	3,118
Residential Accredit Loans, Inc. Trust
0.705% due 09/25/2036		4,695	4,097
0.710% due 08/25/2036		4,931	3,957
1.025% due 03/25/2035		1,885	1,379
1.025% due 08/25/2035 ^		6,000	4,232
2.007% due 08/25/2035		146	125
3.892% due 12/25/2035		5,398	4,743
4.106% due 09/25/2035 ^		1,420	1,185
Structured Adjustable Rate Mortgage Loan Trust
1.675% due 12/25/2037 ^		6,428	4,239
Structured Asset Mortgage Investments Trust
0.755% due 05/25/2045		14	12
Wachovia Mortgage Loan Trust LLC
3.104% due 10/20/2035 ^		1,256	1,146
WaMu Mortgage Pass-Through Certificates Trust
0.815% due 12/25/2045		1,168	1,075
2.193% due 11/25/2046		4,784	4,291
2.564% due 06/25/2037 ^		4,332	3,922
3.696% due 12/25/2036 ^		386	355
Washington Mutual Mortgage Pass-Through Certificates Trust
0.875% due 02/25/2036		4,687	3,643
4.461% due 09/25/2036		4,478	2,586
Wells Fargo Mortgage-Backed Securities Trust
3.039% due 03/25/2035		872	871

Total Non-Agency Mortgage-Backed Securities (Cost $119,513)			130,136

ASSET-BACKED SECURITIES 11.6%
ACE Securities Corp. Home Equity Loan Trust
0.935% due 12/25/2035		18,011	13,220
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.800% due 05/25/2033		1,344	1,247

66	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Asset-Backed Securities Corp. Home Equity Loan Trust
1.485% due 07/25/2035		$2,400	$2,240
Bear Stearns Asset-Backed Securities Trust
0.685% due 08/25/2036		1,918	1,747
1.205% due 10/25/2035		11,700	10,477
Citigroup Mortgage Loan Trust, Inc.
0.765% due 10/25/2036		6,120	6,040
0.825% due 10/25/2036		10,000	8,320
1.425% due 09/25/2035 ^		3,400	2,131
Cornerstone CLO Ltd.
0.900% due 07/15/2021		198	198
Countrywide Asset-Backed Certificates
0.725% due 08/25/2036		10,658	10,211
0.775% due 06/25/2047		12,082	8,544
0.815% due 08/25/2036		269	253
Hillmark Funding Ltd.
1.061% due 05/21/2021		1,753	1,747
HSI Asset Securitization Corp. Trust
0.665% due 01/25/2037		3,563	2,540
0.915% due 12/25/2035		21,531	15,670
JPMorgan Mortgage Acquisition Trust
0.765% due 05/25/2036		9,391	8,981
Long Beach Mortgage Loan Trust
0.685% due 12/25/2036		3,333	2,094
MASTR Asset-Backed Securities Trust
0.625% due 08/25/2036		14,760	7,044
Morgan Stanley ABS Capital, Inc. Trust
0.705% due 03/25/2037		6,086	3,232
0.845% due 11/25/2035		3,828	3,803
National Collegiate Student Loan Trust
0.765% due 11/27/2028		1,670	1,656
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.935% due 02/25/2036		3,200	3,145
Option One Mortgage Loan Trust
0.665% due 01/25/2037		3,375	1,982
0.885% due 01/25/2036		6,400	4,427
Park Place Securities, Inc.
0.975% due 09/25/2035		250	249
Penta CLO S.A.
0.067% due 06/04/2024	EUR	784	880
Residential Asset Mortgage Products Trust
2.400% due 10/25/2034		$10,320	8,753
Residential Asset Securities Corp. Trust
0.775% due 04/25/2037		13,354	12,571
0.905% due 02/25/2036		7,500	6,987
SLM Private Education Loan Trust
3.774% due 05/16/2044		1,090	1,140
SLM Student Loan Trust
0.000% due 12/15/2023	EUR	1,821	1,996
Soundview Home Loan Trust
0.655% due 12/25/2036		$1,465	1,426
1.825% due 10/25/2037		5,900	4,147
South Texas Higher Education Authority, Inc.
1.146% due 10/01/2020		660	660
Specialty Underwriting & Residential Finance Trust
0.675% due 09/25/2037		3,090	1,883
0.825% due 12/25/2036		21,547	18,547
Structured Asset Investment Loan Trust
0.698% due 07/25/2036		6,601	3,983
0.835% due 01/25/2036		2,500	1,967
1.455% due 06/25/2035		13,234	9,889

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Asset Securities Corp. Mortgage Loan Trust
0.695% due 12/25/2036		$2,388	$2,202
Venture CDO Ltd.
0.922% due 07/22/2021		5,438	5,345
Washington Mutual Asset-Backed Certificates Trust
0.585% due 11/25/2036		4,527	2,100

Total Asset-Backed Securities (Cost $183,898)			205,674

SOVEREIGN ISSUES 8.5%
Brazil Government International Bond
5.625% due 02/21/2047		4,000	3,940
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2017 (c)	BRL	5,990	1,784
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2017		314,940	96,226
Export-Import Bank of Korea
4.000% due 01/29/2021		$8,100	8,848
Korea Development Bank
3.500% due 08/22/2017		2,400	2,447
Province of Ontario
1.650% due 09/27/2019		600	605
3.000% due 07/16/2018		7,700	7,960
4.000% due 10/07/2019		1,400	1,509
4.400% due 04/14/2020		6,600	7,273
Qatar Government International Bond
5.250% due 01/20/2020		7,600	8,413
Republic of Greece Government International Bond
4.500% due 11/08/2016	JPY	1,150,000	11,355

Total Sovereign Issues (Cost $145,550)			150,360

		SHARES
PREFERRED SECURITIES 0.4%

BANKING & FINANCE 0.4%
Farm Credit Bank of Texas
10.000% due 12/15/2020 (e)		1,000	1,188
GMAC Capital Trust
6.602% due 02/15/2040		16,378	416
Sovereign Real Estate Investment Trust
12.000% due 05/16/2020 (e)		4,800	6,138

Total Preferred Securities (Cost $7,631)			7,742

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 16.8%

CERTIFICATES OF DEPOSIT 1.7%
Credit Suisse AG
1.645% due 09/12/2017		$6,600	6,608
Mitsubishi UFJ Trust & Banking Corp.
1.577% due 09/19/2017		2,200	2,201
Natixis S.A.
1.553% due 09/25/2017		10,700	10,725
Sumitomo Mitsui Banking Corp.
1.550% due 09/15/2017		3,300	3,302
Sumitomo Mitsui Trust Bank Limited
1.584% due 09/18/2017		7,500	7,505

			30,341

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
COMMERCIAL PAPER 0.1%
ENI Finance USA, Inc.
1.750% due 10/02/2017		$500	$491
Viacom, Inc.
1.300% due 11/14/2016		1,700	1,698

			2,189

SHORT-TERM NOTES 0.2%
Kansas City Southern
1.443% due 10/28/2016		3,400	3,400
Kraft Heinz Foods Co.
1.600% due 06/30/2017		500	501

			3,901

JAPAN TREASURY BILLS 14.7%
(0.324)% due 10/17/2016 - 01/10/2017 (b)(c)	JPY	26,390,000	260,364

U.S. TREASURY BILLS 0.1%
0.457% due 03/02/2017 - 03/09/2017 (b)(c)(j)		$1,214	1,212

Total Short-Term Instruments (Cost $291,753)			298,007

Total Investments in Securities (Cost $2,260,192)			2,356,488

		SHARES
INVESTMENTS IN AFFILIATES 1.5%

SHORT-TERM INSTRUMENTS 1.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.5%
PIMCO Short-Term Floating NAV Portfolio III		2,594,893	25,653

Total Short-Term Instruments (Cost $25,653)			25,653

Total Investments in Affiliates (Cost $25,653)			25,653

Total Investments 134.5% (Cost $2,285,845)			$2,382,141

Financial Derivative Instruments (g)(i) 1.9% (Cost or Premiums, net $19,692)			33,258

Other Assets and Liabilities, net (36.4)%			(644,490)

Net Assets 100.0%			$1,770,909

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Principal amount of security is adjusted for inflation.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	67

Schedule of Investments PIMCO RAE Fundamental PLUS EMG Fund (Cont.)

(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (1)	Borrowing Date	Maturity Date	Amount Borrowed (1)	Payable for Reverse Repurchase Agreements
BOM	0.620%	09/02/2016	10/28/2016	$(2,487)	$(2,488)
BOS	0.900	09/16/2016	10/07/2016	(3,928)	(3,930)
BSN	0.600	08/05/2016	10/05/2016	(58,765)	(58,823)
	0.600	08/09/2016	10/11/2016	(33,719)	(33,750)
GRE	0.640	08/22/2016	10/24/2016	(2,392)	(2,394)
	0.650	08/23/2016	10/21/2016	(29,086)	(29,107)
	0.650	08/24/2016	10/24/2016	(69,517)	(69,567)
	0.660	09/07/2016	10/07/2016	(2,606)	(2,607)
JPS	0.570	09/07/2016	10/07/2016	(16,411)	(16,417)
SCX	0.610	08/03/2016	10/17/2016	(10,946)	(10,958)
	0.610	08/04/2016	10/05/2016	(17,222)	(17,239)
	0.620	08/11/2016	10/11/2016	(12,803)	(12,815)
	0.640	08/17/2016	10/17/2016	(24,073)	(24,093)
	0.650	08/29/2016	10/27/2016	(13,680)	(13,689)
	0.740	09/15/2016	10/14/2016	(2,894)	(2,896)
	0.740	09/16/2016	10/14/2016	(6,719)	(6,722)
	0.770	09/19/2016	10/17/2016	(4,292)	(4,293)
	0.810	09/20/2016	10/19/2016	(9,312)	(9,314)

Total Reverse Repurchase Agreements					$(321,102)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate (1)	Borrowing Date	Maturity Date	Amount Borrowed (1)	Payable for Sale-Buyback Transactions (2)
GSC	1.040%	09/23/2016	10/17/2016	$(35,966)	$(35,976)
NOM	0.550	07/01/2016	10/03/2016	(18,932)	(18,959)

Total Sale-Buyback Transactions					$(54,935)

(1)	The average amount of borrowings outstanding during the period ended September 30, 2016 was $(105,857) at a weighted average interest rate of 0.605%.
(2)	Payable for sale-buyback transactions includes $(15) of deferred price drop.

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES AND U.S. TREASURY OBLIGATIONS

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales (3)
Fannie Mae, TBA	4.000%	10/01/2046	$57,800	$(61,876)	$(62,083)
U.S. Treasury Bonds	2.250	08/15/2046	28,500	(28,370)	(28,455)
U.S. Treasury Bonds	4.500	02/15/2036	14,200	(20,393)	(20,108)

Total Short Sales				$(110,639)	$(110,646)

(3)	Payable for short sales includes $170 of accrued interest.

68	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged as of September 30, 2016:

(f)	Securities with an aggregate market value of $374,047 have been pledged as collateral under the terms of the following master agreements as of September 30, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BOM	$0	$(2,488)	$0	$0	$(2,488)	$2,477	$(11)
BOS	0	(3,930)	0	0	(3,930)	3,922	(8)
BSN	0	(92,573)	0	0	(92,573)	92,163	(410)
GRE	0	(103,675)	0	0	(103,675)	103,156	(519)
JPS	0	(16,417)	0	0	(16,417)	16,232	(185)
SCX	0	(102,019)	0	0	(102,019)	101,556	(463)

Master Securities Forward Transaction Agreement
GSC	0	0	(35,976)	0	(35,976)	36,004	28
NOM	0	0	(18,959)	(48,563)	(67,522)	18,508	(49,014)

Total Borrowings and Other Financing Transactions	$0	$(321,102)	$(54,935)	$(48,563)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(321,102)	$0	$0	$(321,102)

Total	$0	$(321,102)	$0	$0	$(321,102)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(54,935)	0	0	(54,935)

Total	$0	$(54,935)	$0	$0	$(54,935)

Total Borrowings	$0	$(376,037)	$0	$0	$(376,037)

Gross amount of recognized liabilities for reverse repurchase agreements and sale-buyback financing transactions					$(376,037)

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note December Futures	$114.500	11/25/2016	1,491	$13	$1

Total Purchased Options				$13	$1

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CBOT U.S. Treasury 10-Year Note November Futures	$131.000	10/21/2016	554	$(319)	$(351)

Total Written Options				$(319)	$(351)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	69

Schedule of Investments PIMCO RAE Fundamental PLUS EMG Fund (Cont.)

FUTURES CONTRACTS:

	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
Description					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2016	2,187	$(2,578)	$28	$0
90-Day Eurodollar December Futures	Long	12/2017	3,715	212	0	(186)
90-Day Eurodollar December Futures	Short	12/2019	3,715	(533)	418	0
Australia Government 10-Year Bond December Futures	Long	12/2016	28	28	15	(6)
Euro-Bobl December Futures	Long	12/2016	387	254	0	(69)
Euro-Bund 10-Year Bond December Futures	Long	12/2016	360	521	0	(182)
U.S. Treasury 2-Year Note December Futures	Long	12/2016	1,294	144	0	(121)
U.S. Treasury 5-Year Note December Futures	Long	12/2016	726	20	0	(153)
U.S. Treasury 10-Year Note December Futures	Long	12/2016	1,936	(106)	0	(817)
United Kingdom Long Gilt December Futures	Short	12/2016	23	31	27	0

Total Futures Contracts				$(2,007)	$488	$(1,534)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.HY-25 5-Year Index	5.000%	12/20/2020	$11,385	$681	$81	$68	$0
CDX.HY-26 5-Year Index	5.000	06/20/2021	3,200	170	19	19	0

				$851	$100	$87	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month USD-LIBOR *	1.100%	01/23/2018	$	735,000	$805	$175	$0	$(74)
Receive	3-Month USD-LIBOR	1.750	12/16/2018		1,395,500	(28,822)	(8,942)	493	0
Pay	3-Month USD-LIBOR *	1.500	12/21/2021		29,000	388	14	0	(55)
Receive	3-Month USD-LIBOR	2.250	12/16/2022		450,100	(29,690)	(3,640)	1,129	0
Pay	3-Month USD-LIBOR	2.000	06/15/2023		34,700	1,763	248	0	(97)
Receive	3-Month USD-LIBOR	2.300	12/03/2025		29,600	(2,418)	(237)	137	0
Receive	3-Month USD-LIBOR	2.250	06/15/2026		1,600	(125)	(131)	8	0
Receive	3-Month USD-LIBOR *	1.750	12/21/2026		123,310	(3,044)	282	667	0
Receive	3-Month USD-LIBOR *	2.098	07/01/2041		19,300	(40)	(40)	56	0
Receive	3-Month USD-LIBOR	2.750	12/16/2045		103,250	(23,778)	(20,733)	1,885	0
Receive	3-Month USD-LIBOR	2.500	06/15/2046		13,950	(2,383)	159	252	0
Receive	3-Month USD-LIBOR	2.250	09/14/2046		14,900	(1,544)	(1,132)	264	0
Receive	3-Month USD-LIBOR *	2.250	12/21/2046		41,600	(4,175)	840	745	0
Receive	3-Month USD-LIBOR *	2.285	05/25/2048		12,200	(1,147)	260	227	0
Pay	6-Month EUR-EURIBOR	0.500	09/21/2023	EUR	108,500	4,416	175	0	(76)
Pay	6-Month EUR-EURIBOR *	0.500	03/15/2027		5,600	116	76	0	(1)
Receive	6-Month EUR-EURIBOR	1.250	09/21/2046		26,000	(4,125)	(188)	53	0
Receive	6-Month EUR-EURIBOR *	1.250	03/15/2047		2,500	(383)	25	5	0
Receive	6-Month GBP-LIBOR	1.650	01/22/2020	GBP	16,700	(907)	(697)	13	0
Receive	6-Month GBP-LIBOR	2.000	03/18/2022		40,300	(4,252)	(3,089)	72	0
Receive	6-Month GBP-LIBOR *	0.750	03/15/2027		17,300	103	(282)	93	0
Receive	6-Month GBP-LIBOR *	1.750	03/15/2047		5,300	(1,402)	296	153	0
Pay	28-Day MXN-TIIE	5.000	09/13/2017	MXN	9,100	(2)	(2)	0	(1)
Pay	28-Day MXN-TIIE	5.500	09/13/2017		315,000	(4)	(132)	0	(26)
Pay	28-Day MXN-TIIE	5.250	06/11/2018		13,800	(5)	(16)	0	(2)
Pay	28-Day MXN-TIIE	5.500	06/11/2018		17,100	(3)	(15)	0	(2)

70	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	28-Day MXN-TIIE	5.615%	05/21/2021	MXN	32,900	$(31)	$(32)	$0	$(4)
Pay	28-Day MXN-TIIE	5.660	11/05/2021		54,500	(55)	(35)	0	(6)
Pay	28-Day MXN-TIIE	5.560	11/11/2021		56,100	(70)	(49)	0	(6)
Pay	28-Day MXN-TIIE	5.750	09/02/2022		31,100	(33)	(3)	0	(3)
Pay	28-Day MXN-TIIE	6.000	09/02/2022		27,000	(11)	(27)	0	(3)
Pay	28-Day MXN-TIIE	6.810	06/19/2034		43,600	6	(70)	0	(3)

						$(100,852)	$(36,942)	$6,252	$(359)

Total Swap Agreements						$(100,001)	$(36,842)	$6,339	$(359)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2016:

(h)	Securities with an aggregate market value of $52,046 and cash of $2,658 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$1	$488	$6,339	$6,828	$ (351)	$ (1,534)	$ (359)	$ (2,244)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2016	BRL	44,460		$13,696	$25	$0
	10/2016	GBP	29,241		38,687	787	0
	10/2016	JPY	6,724,840		67,042	725	0
	10/2016		$13,608	BRL	44,460	63	0
	10/2016		36,219	CNH	236,473	0	(812)
	10/2016		18,291	MXN	358,592	168	0
	12/2016	JPY	3,350,000		$32,995	0	(151)
	01/2017		3,020,000		29,936	17	0
BPS	10/2016	BRL	9,321		2,885	27	0
	10/2016	GBP	976		1,268	3	0
	10/2016	JPY	6,010,000		57,008	0	(2,294)
	10/2016		$36,666	GBP	28,183	0	(137)
	11/2016	GBP	28,183		$36,685	134	0
	11/2016		$1,769	ZAR	25,182	53	0
BRC	10/2016		8,093	CNH	54,716	100	0
CBK	10/2016	BRL	51,460		$12,328	0	(3,496)
	10/2016	JPY	6,990,000		66,300	0	(2,673)
	10/2016	MXN	488,220		24,821	0	(312)
	10/2016		$15,852	BRL	51,460	0	(29)
	10/2016		12,885	MXN	233,932	0	(842)
	11/2016	CHF	112		$115	0	0
	11/2016		$2,124	HKD	16,459	0	(1)
	01/2017	JPY	2,120,000		$21,012	9	0
DUB	10/2016	BRL	192,000		59,146	108	0
	10/2016		$58,182	BRL	192,000	856	0
	10/2016		4,485	CNH	30,285	50	0
	01/2017	BRL	204,257		$59,902	0	(1,226)
FBF	10/2016		$11,428	RUB	732,048	195	0
	12/2016	RUB	732,048		$11,271	0	(186)
GLM	10/2016	BRL	24,850		6,096	0	(1,545)
	10/2016		$7,655	BRL	24,850	0	(14)
	10/2016		53,679	EUR	47,881	109	0
	11/2016	EUR	46,263		$51,924	0	(116)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	71

Schedule of Investments PIMCO RAE Fundamental PLUS EMG Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
HUS	10/2016		$2,885	BRL	9,290	$0	$(37)
	10/2016		5,711	CNH	37,974	34	(59)
	11/2016	SGD	53,794		$40,108	652	0
	01/2021	BRL	2,630		405	0	(185)
JPM	10/2016		176,890		41,228	0	(13,164)
	10/2016		$53,328	BRL	176,890	1,092	(28)
	10/2016		4,469	CNH	30,210	54	0
	10/2016		4,012	EUR	3,580	9	0
	01/2017	BRL	132,043		$38,416	0	(1,100)
	01/2017	JPY	2,780,000		27,544	3	0
MSB	10/2016	BRL	111,140		29,671	62	(4,565)
	10/2016	EUR	32,250		36,477	249	0
	10/2016		$34,237	BRL	111,140	0	(63)
	11/2016		13,617		44,453	0	(64)
SCX	10/2016	CNH	689,441		$105,274	2,045	0
	10/2016	EUR	19,211		21,479	0	(102)
	10/2016	RUB	732,048		11,146	0	(476)
	10/2016		$11,747	CNH	78,262	41	(71)
	10/2016		1,406	GBP	1,058	0	(35)
	10/2016		65,783	JPY	6,624,340	0	(457)
	11/2016	JPY	6,624,340		$65,863	459	0
	11/2016		$39,209	SGD	53,418	0	(28)
	02/2017	CNH	254,536		$36,761	0	(1,124)
	02/2017		$4,803	CNH	32,292	3	0
SOG	10/2016		5,120		34,570	56	0
UAG	10/2016	JPY	2,120,000		$20,240	0	(684)
	10/2016		$983	JPY	100,500	8	0
	11/2016	KRW	881,592		$804	4	0
	11/2016		$462	INR	31,273	5	0
	02/2017		3,904	CNH	25,891	0	(50)

Total Forward Foreign Currency Contracts						$8,205	$(36,126)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC USD versus RUB	RUB	71.150	02/22/2017	$	500	$20	$54
CBK	Call - OTC USD versus JPY	JPY	115.000	11/23/2016		51,511	550	4
GLM	Put - OTC EUR versus MXN	MXN	19.000	02/15/2017	EUR	13,400	524	28
	Put - OTC USD versus MXN		18.800	11/09/2016	$	16,185	223	133
SOG	Put - OTC USD versus RUB	RUB	73.000	02/24/2017		9,600	403	1,273

							$1,720	$1,492

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
BOA	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250%	04/13/2018	$4,400	$430	$619
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	04/13/2018	4,400	430	223
BPS	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	04/13/2018	8,200	758	1,155
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	04/13/2018	8,200	836	416
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300	04/17/2019	17,000	1,948	2,807
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300	04/17/2019	17,000	1,948	1,226
CBK	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.700	10/03/2016	84,100	161	0
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.970	09/24/2018	15,200	773	333
GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	03/28/2017	118,200	402	252
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.970	09/24/2018	30,200	1,562	663
JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	03/28/2017	126,900	456	271
MYC	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.240	05/16/2018	8,700	872	1,227
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.240	05/16/2018	8,700	872	472
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.245	05/17/2018	30,700	2,844	4,357
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.245	05/17/2018	30,700	3,290	1,656

72	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.285%	05/23/2018	$ 42,500	$4,215	$6,321
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.285	05/23/2018	42,500	4,215	2,175
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050	12/12/2018	28,050	1,349	632
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.350	05/28/2019	25,700	2,960	4,478
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.350	05/28/2019	25,700	2,960	1,804

							$33,281	$31,087

Total Purchased Options							$35,001	$32,579

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC USD versus RUB	RUB	80.000	12/02/2016	$	13,700	$(751)	$(4)
	Call - OTC USD versus RUB		108.000	02/22/2017		500	(20)	0
CBK	Call - OTC USD versus JPY	JPY	119.000	11/23/2016		103,022	(487)	(2)
DUB	Call - OTC USD versus BRL	BRL	5.000	10/19/2017		3,724	(480)	(46)
	Put - OTC USD versus BRL		5.000	10/19/2017		3,724	(555)	(1,491)
FBF	Put - OTC EUR versus MXN	MXN	18.900	03/21/2017	EUR	8,390	(326)	(19)
	Call - OTC EUR versus MXN		22.650	03/21/2017		8,390	(291)	(371)
	Call - OTC USD versus BRL	BRL	5.000	10/19/2017	$	11,195	(1,418)	(139)
	Put - OTC USD versus BRL		5.000	10/19/2017		11,195	(1,689)	(4,482)
	Call - OTC USD versus BRL		6.300	01/11/2018		3,500	(186)	(25)
GLM	Call - OTC EUR versus MXN	MXN	26.750	02/15/2017	EUR	13,400	(428)	(85)
	Put - OTC EUR versus MXN		18.900	03/21/2017		12,957	(526)	(29)
	Call - OTC EUR versus MXN		22.650	03/21/2017		12,957	(424)	(574)
	Put - OTC USD versus MXN		18.350	11/09/2016	$	32,370	(223)	(114)
HUS	Call - OTC EUR versus RUB	RUB	85.000	12/02/2016	EUR	6,800	(445)	(5)
	Put - OTC USD versus BRL	BRL	3.150	10/11/2016	$	18,135	(126)	(26)
	Call - OTC USD versus BRL		3.350	10/11/2016		18,135	(126)	(61)
SOG	Call - OTC EUR versus RUB	RUB	85.000	12/02/2016	EUR	6,500	(462)	(5)
	Call - OTC USD versus RUB		110.000	02/24/2017	$	9,600	(415)	(3)

							$(9,378)	$(7,481)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	$2,100	$(19)	$0
	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	2,400	(31)	0
DUB	Floor - OTC CPURNSA	215.949	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020	1,000	(7)	0

						$(57)	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600%	09/24/2018	$75,500	$(785)	$(321)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	10/03/2016	17,900	(161)	(41)
GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600	09/24/2018	150,800	(1,606)	(642)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.555	03/28/2017	5,500	(92)	(110)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.565	03/28/2017	19,400	(310)	(398)
JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.555	03/28/2017	9,200	(158)	(184)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.565	03/28/2017	17,500	(298)	(359)
MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.700	12/12/2018	140,200	(1,484)	(638)

							$(4,894)	$(2,693)

STRADDLE OPTIONS

Counterparty	Description	Exercise Level (1)	Expiration Date	Notional Amount	Premiums (Received) (1)	Market Value
JPM	Call & Put - OTC 1-Year USD/KRW versus 1-Year USD/KRW Forward Currency Volatility Agreement	0.000%	02/20/2017	$ 550	$0	$15

Total Written Options					$(14,329)	$(10,159)

(1)	Exercise level and final premium determined on a future date, based upon implied volatility parameters.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	73

Schedule of Investments PIMCO RAE Fundamental PLUS EMG Fund (Cont.)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2016:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		0		28,010		(12,915)		(14,541)		0		554
Notional Amount in $	$	638,420		$389,675		$(63,066)	$	(240,124)	$	(54,055)	$	670,850
Notional Amount in EUR	EUR	149,994	EUR	71,816	EUR	0	EUR	(133,380)	EUR	(19,036)	EUR	69,394
Notional Amount in GBP	GBP	0	GBP	63,600	GBP	0	GBP	(63,600)	GBP	0	GBP	0
Premiums	$	(15,400)		$(8,588)		$2,040	$	6,592	$	708	$	(14,648)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN AND U.S. TREASURY OBLIGATION ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2016 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
BOA	Korea Government International Bond	1.000%	09/20/2022	0.491%	$ 3,200	$46	$49	$95	$0
	Volkswagen International Finance NV	1.000	12/20/2016	0.311	EUR 4,800	(30)	40	10	0
BPS	Korea Government International Bond	1.000	09/20/2022	0.491	$ 1,600	26	21	47	0
DUB	Mexico Government International Bond	1.000	09/20/2017	0.518	1,700	(24)	33	9	0
GST	Mexico Government International Bond	1.000	06/20/2017	0.453	700	(7)	10	3	0
HUS	U.S. Treasury Notes	0.250	06/20/2017	0.165	EUR 6,200	(13)	18	5	0
JPM	Mexico Government International Bond	1.000	06/20/2017	0.453	$ 9,600	(127)	169	42	0
MYC	Korea Government International Bond	1.000	09/20/2022	0.491	500	8	7	15	0
	Mexico Government International Bond	1.000	09/20/2017	0.518	1,400	(20)	27	7	0

						$(141)	$374	$233	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value (5)
								Asset	Liability
BOA	CDX.HY-23 5-Year Index 25-35%	5.000%	12/20/2019	$	2,000	$ 268	$11	$279	$0
BRC	ABX.HE.AAA.6-2 Index	0.110	05/25/2046		4,099	(845)	215	0	(630)
CBK	CDX.HY-23 5-Year Index 25-35%	5.000	12/20/2019		1,000	134	5	139	0

						$ (443)	$231	$418	$(630)

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Month GBP-UKRPI	3.337%	11/15/2030	GBP	240	$3	$3	$6	$0
	Receive	3-Month EUR-EXT-CPI	0.710	01/29/2020	EUR	23,200	(27)	(175)	0	(202)
BPS	Receive	3-Month EUR-EXT-CPI	0.700	01/30/2020		22,200	(3)	(178)	0	(181)
CBK	Pay	1-Month GBP-UKRPI	3.400	06/15/2030	GBP	530	(1)	33	32	0
	Receive	3-Month EUR-EXT-CPI	0.990	03/31/2020	EUR	16,400	(5)	(323)	0	(328)
	Receive	3-Month KRW-KORIBOR	1.260	07/20/2026	KRW	8,660,000	0	(1)	0	(1)

74	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
DUB	Pay	1-Month GBP-UKRPI	3.300%	11/15/2030	GBP	5,333	$(7)	$91	$84	$0
	Receive	3-Month KRW-KORIBOR	1.260	07/20/2026	KRW	17,340,000	0	(3)	0	(3)
FBF	Pay	1-Month GBP-UKRPI	3.400	06/15/2030	GBP	300	2	16	18	0
GLM	Pay	1-Month GBP-UKRPI	3.140	01/14/2030		8,500	0	125	125	0
	Receive	3-Month EUR-EXT-CPI	0.740	01/26/2020	EUR	18,700	(43)	(154)	0	(197)
	Receive	3-Month EUR-EXT-CPI	0.660	01/30/2020		54,400	(4)	(311)	0	(315)
	Pay	28-Day MXN-TIIE	5.750	06/05/2023	MXN	400	(1)	0	0	(1)
HUS	Pay	28-Day MXN-TIIE	5.500	06/11/2018		2,400	0	0	0	0
JPM	Pay	1-Month GBP-UKRPI	3.300	11/15/2030	GBP	1,250	2	18	20	0
	Receive	3-Month KRW-KORIBOR	1.260	07/20/2026	KRW	11,553,000	0	(2)	0	(2)
MYC	Pay	1-Month GBP-UKRPI	3.300	11/15/2030	GBP	3,790	(6)	66	60	0

							$ (90)	$(795)	$ 345	$(1,230)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive (6)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	ERAEMLT Index	180,265	1-Month USD-LIBOR plus a specified spread	12/15/2016	$385,883	$0	$8,414	$8,414	$0
	Receive	ERAEMLT Index	305,591	1-Month USD-LIBOR plus a specified spread	08/10/2017	639,635	0	28,778	28,778	0
	Receive	ERAEMLT Index	53,588	1-Month USD-LIBOR plus a specified spread	08/24/2017	113,278	0	3,936	3,936	0
	Receive	ERAEMLT Index	227,037	1-Month USD-LIBOR plus a specified spread	09/07/2017	504,678	0	(8,086)	0	(8,086)
FBF	Receive	ERAEMLT Index	42,761	1-Month USD-LIBOR plus a specified spread	11/15/2016	91,536	0	1,997	1,997	0

							$0	$35,039	$43,125	$(8,086)

Total Swap Agreements							$(674)	$34,849	$44,121	$(9,946)

(6)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2016:

(j)	Securities with an aggregate market value of $34,210 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure (7)
BOA	$1,785	$896	$41,518	$44,199	$(963)	$(4)	$(8,288)	$(9,255)	$34,944	$(52,140)	$(17,196)
BPS	217	5,604	47	5,868	(2,431)	0	(181)	(2,612)	3,256	(3,350)	(94)
BRC	100	0	0	100	0	0	(630)	(630)	(530)	562	32
CBK	9	337	171	517	(7,353)	(364)	(329)	(8,046)	(7,529)	7,642	113
DUB	1,014	0	93	1,107	(1,226)	(1,537)	(3)	(2,766)	(1,659)	1,705	46
FBF	195	0	2,015	2,210	(186)	(5,036)	0	(5,222)	(3,012)	2,373	(639)
GLM	109	1,076	125	1,310	(1,675)	(1,952)	(513)	(4,140)	(2,830)	2,852	22
GST	0	0	3	3	0	0	0	0	3	(10)	(7)
HUS	686	0	5	691	(281)	(92)	0	(373)	318	(310)	8
JPM	1,158	271	62	1,491	(14,292)	(528)	(2)	(14,822)	(13,331)	13,570	239
MSB	311	0	0	311	(4,692)	0	0	(4,692)	(4,381)	4,611	230
MYC	0	23,122	82	23,204	0	(638)	0	(638)	22,566	(24,610)	(2,044)
SCX	2,548	0	0	2,548	(2,293)	0	0	(2,293)	255	(520)	(265)
SOG	56	1,273	0	1,329	0	(8)	0	(8)	1,321	(1,270)	51
UAG	17	0	0	17	(734)	0	0	(734)	(717)	894	177

Total Over the Counter	$8,205	$32,579	$44,121	$84,905	$(36,126)	$(10,159)	$(9,946)	$(56,231)

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	75

Schedule of Investments PIMCO RAE Fundamental PLUS EMG Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	0	488	488
Swap Agreements	0	87	0	0	6,252	6,339

	$0	$87	$0	$0	$6,741	$6,828

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,205	$0	$8,205
Purchased Options	0	0	0	1,492	31,087	32,579
Swap Agreements	0	651	43,125	0	345	44,121

	$0	$651	$43,125	$9,697	$31,432	$84,905

	$0	$738	$43,125	$9,697	$38,173	$91,733

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$351	$351
Futures	0	0	0	0	1,534	1,534
Swap Agreements	0	0	0	0	359	359

	$0	$0	$0	$0	$2,244	$2,244

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$36,126	$0	$36,126
Written Options	0	0	0	7,466	2,693	10,159
Swap Agreements	0	630	8,086	0	1,230	9,946

	$0	$630	$8,086	$43,592	$3,923	$56,231

	$0	$630	$8,086	$43,592	$6,167	$58,475

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(1,020)	$0	$(57)	$(1,077)
Written Options	0	0	622	0	1,028	1,650
Futures	0	0	(714)	0	4,720	4,006
Swap Agreements	0	4,783	0	0	(71,369)	(66,586)

	$0	$4,783	$(1,112)	$0	$(65,678)	$(62,007)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$9,818	$0	$9,818
Purchased Options	0	0	0	(584)	(462)	(1,046)
Written Options	0	17	0	1,876	169	2,062
Swap Agreements	0	933	166,536	0	(2,704)	164,765

	$0	$950	$166,536	$11,110	$(2,997)	$175,599

	$0	$5,733	$165,424	$11,110	$(68,675)	$113,592

76	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$1	$1
Written Options	0	0	0	0	(32)	(32)
Futures	0	0	(961)	0	4,289	3,328
Swap Agreements	0	(1,909)	0	0	42,481	40,572

	$0	$(1,909)	$(961)	$0	$46,739	$43,869

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(27,589)	$0	$(27,589)
Purchased Options	0	0	0	(287)	(1,967)	(2,254)
Written Options	0	(16)	0	1,535	2,657	4,176
Swap Agreements	0	(435)	119,812	0	5,794	125,171

	$0	$(451)	$119,812	$(26,341)	$6,484	$99,504

	$0	$(2,360)	$118,851	$(26,341)	$53,223	$143,373

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Investments in Securities, at Value
Bank Loan Obligations	$0	$2,974	$0	$2,974
Corporate Bonds & Notes
Banking & Finance	0	207,499	1,724	209,223
Industrials	0	32,880	0	32,880
Utilities	0	32,662	0	32,662
Municipal Bonds & Notes
California	0	25,530	0	25,530
Illinois	0	2,179	0	2,179
Nebraska	0	128	0	128
Nevada	0	311	0	311
New Jersey	0	3,239	0	3,239
New York	0	1,898	0	1,898
Ohio	0	1,669	0	1,669
Tennessee	0	139	0	139
Texas	0	2,697	0	2,697
Washington	0	3,258	0	3,258
U.S. Government Agencies	0	286,761	0	286,761
U.S. Treasury Obligations	0	959,021	0	959,021
Non-Agency Mortgage-Backed Securities	0	130,136	0	130,136
Asset-Backed Securities	0	205,674	0	205,674
Sovereign Issues	0	150,360	0	150,360
Preferred Securities
Banking & Finance	416	7,326	0	7,742
Short-Term Instruments
Certificates of Deposit	0	30,341	0	30,341
Commercial Paper	0	1,698	491	2,189
Short-Term Notes	0	3,901	0	3,901
Japan Treasury Bills	0	260,364	0	260,364
U.S. Treasury Bills	0	1,212	0	1,212

	$416	$2,353,857	$2,215	$2,356,488

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$25,653	$0	$0	$25,653

Total Investments	$26,069	$2,353,857	$2,215	$2,382,141

Short Sales, at Value - Liabilities
U.S. Government Agencies	0	(62,083)	0	(62,083)
U.S. Treasury Obligations	0	(48,563)	0	(48,563)

	$0	$(110,646)	$0	$(110,646)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	488	6,340	0	6,828
Over the counter	0	84,905	0	84,905

	$488	$91,245	$0	$91,733

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,534)	(710)	0	(2,244)
Over the counter	0	(56,231)	0	(56,231)

	$(1,534)	$(56,941)	$0	$(58,475)

Totals	$25,023	$2,277,515	$2,215	$2,304,753

There were no significant transfers between Levels 1, 2, or 3 during the period ended September 30, 2016.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	77

Schedule of Investments PIMCO RAE Fundamental PLUS International Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 106.9%

BANK LOAN OBLIGATIONS 0.9%
Avago Technologies Cayman Ltd.
3.524% due 02/01/2023		$371	$376
AWAS Finance Luxembourg S.A.
3.500% due 07/16/2018		3,006	3,023
Charter Communications Operating LLC
3.500% due 01/24/2023		498	501
OGX
13.000% due 04/10/2049 (d)		151	67
Valeant Pharmaceuticals International, Inc.
5.250% due 12/11/2019		2,068	2,073

Total Bank Loan Obligations (Cost $6,052)			6,040

CORPORATE BONDS & NOTES 9.9%

BANKING & FINANCE 6.3%
Ally Financial, Inc.
2.500% due 03/15/2017 (i)		5,000	4,987
American International Group, Inc.
4.125% due 02/15/2024		2,100	2,267
Aviation Loan Trust
2.960% due 12/15/2022		5,180	4,743
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (h)	EUR	1,700	1,977
Barclays PLC
3.200% due 08/10/2021		$3,200	3,220
BNP Paribas S.A.
7.375% due 08/19/2025 (h)		800	799
Citigroup, Inc.
5.950% due 05/15/2025 (h)		400	409
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		694	727
Eksportfinans ASA
5.500% due 06/26/2017		1,800	1,847
Ford Motor Credit Co. LLC
3.157% due 08/04/2020		2,100	2,164
General Motors Financial Co., Inc.
2.625% due 07/10/2017		500	504
3.250% due 05/15/2018		2,500	2,545
Goldman Sachs Group, Inc.
2.241% due 11/15/2021		1,000	996
HBOS PLC
6.750% due 05/21/2018		400	428
Hospitality Properties Trust
5.000% due 08/15/2022		800	870
HSBC Holdings PLC
2.354% due 01/05/2022 (c)		900	905
3.400% due 03/08/2021		700	724
4.300% due 03/08/2026		500	537
4.875% due 01/14/2022		900	996
International Lease Finance Corp.
7.125% due 09/01/2018		500	547
Morgan Stanley
5.500% due 01/26/2020		500	555
Navient Corp.
5.500% due 01/15/2019		900	916
Novo Banco S.A.
5.000% due 04/23/2019	EUR	400	312
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 (h)		$100	93
SL Green Realty Corp.
5.000% due 08/15/2018		3,500	3,656
UBS AG
7.625% due 08/17/2022		400	467
UBS Group Funding Jersey Ltd.
2.950% due 09/24/2020		200	205
4.125% due 09/24/2025		200	210
Weyerhaeuser Co.
7.375% due 10/01/2019		2,850	3,278

			41,884

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 2.7%
AbbVie, Inc.
2.500% due 05/14/2020		$200	$204
3.600% due 05/14/2025		200	210
4.500% due 05/14/2035		100	107
4.700% due 05/14/2045		100	108
Actavis Funding SCS
3.000% due 03/12/2020		600	619
Boston Scientific Corp.
6.000% due 01/15/2020		1,700	1,922
Charter Communications Operating LLC
4.464% due 07/23/2022		300	324
4.908% due 07/23/2025		800	885
6.384% due 10/23/2035		200	237
6.484% due 10/23/2045		300	365
6.834% due 10/23/2055		100	121
CVS Health Corp.
3.500% due 07/20/2022		100	107
3.875% due 07/20/2025		532	581
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	4,200	4,647
Kinder Morgan Energy Partners LP
5.000% due 10/01/2021		$200	219
Kraft Heinz Foods Co.
3.500% due 07/15/2022		100	106
3.950% due 07/15/2025		100	108
5.000% due 07/15/2035		100	116
5.200% due 07/15/2045		100	119
OGX Austria GmbH
8.500% due 06/01/2018 ^		3,900	0
QUALCOMM, Inc.
4.800% due 05/20/2045		200	219
Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019		550	551
2.400% due 09/23/2021		480	482
U.S. Airways Pass-Through Trust
5.900% due 04/01/2026		1,439	1,657
Viacom, Inc.
4.250% due 09/01/2023		2,400	2,560
WestRock RKT Co.
4.900% due 03/01/2022		900	1,013

			17,587

UTILITIES 0.9%
AT&T, Inc.
4.500% due 05/15/2035		100	106
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022		150	47
Petrobras Global Finance BV
3.737% due 03/17/2020		2,800	2,744
4.375% due 05/20/2023		200	179
4.875% due 03/17/2020		200	203
5.375% due 01/27/2021		100	99
5.750% due 01/20/2020		300	310
Puget Energy, Inc.
5.625% due 07/15/2022		1,800	2,074

			5,762

Total Corporate Bonds & Notes (Cost $68,358)			65,233

MUNICIPAL BONDS & NOTES 1.4%

COLORADO 0.1%
Denver, Colorado City & County School District No. 1 Certificates of Participation Bonds, Series 2011
7.017% due 12/15/2037		500	713

ILLINOIS 0.1%
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033		100	111
7.750% due 01/01/2042		200	215

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Chicago, Illinois Waterworks Revenue Bonds, Series 2010
6.642% due 11/01/2029	$500	$604

		930

NEW YORK 0.7%
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
6.668% due 11/15/2039	2,800	4,025
Triborough Bridge & Tunnel Authority, New York Revenue Bonds, (BABs), Series 2010
5.550% due 11/15/2040	150	194

		4,219

OHIO 0.5%
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
7.834% due 02/15/2041	1,800	2,774
Ohio State University Revenue Bonds, Series 2011
4.800% due 06/01/2111	300	335

		3,109

Total Municipal Bonds & Notes (Cost $7,857)		8,971

U.S. GOVERNMENT AGENCIES 7.4%
Fannie Mae
0.000% due 08/25/2039 (b)(f)	1,955	1,882
0.855% due 04/25/2037	38	38
0.875% due 07/25/2037	29	29
1.045% due 10/25/2040	99	99
5.000% due 08/01/2033	103	114
5.500% due 03/01/2028	21	24
5.525% due 03/25/2037 (a)	895	147
5.575% due 04/25/2037 (a)	2,144	410
5.625% due 11/25/2039 (a)	433	82
5.855% due 03/25/2037 (a)	1,022	204
5.875% due 05/25/2037 (a)	2,646	469
6.265% due 04/25/2037 (a)	4,602	939
6.675% due 02/25/2037 (a)	446	98
7.125% due 07/25/2033 (a)	267	62
8.866% due 11/25/2040	4	6
11.193% due 01/25/2041	5,985	8,285
Fannie Mae, TBA
3.000% due 11/01/2046 - 12/01/2046	11,100	11,507
3.500% due 11/01/2046	14,000	14,758
Freddie Mac
0.824% due 05/15/2037	31	31
5.000% due 04/15/2041	1,624	1,954
5.500% due 03/15/2034	434	493
6.046% due 09/15/2036 (a)	734	143
9.811% due 02/15/2040	169	220
11.627% due 02/15/2041	3	5
12.980% due 09/15/2041	602	896
Ginnie Mae, TBA
3.500% due 10/01/2046	3,300	3,509
4.000% due 10/01/2046	2,000	2,150
NCUA Guaranteed Notes
0.889% due 11/06/2017	246	246

Total U.S. Government Agencies (Cost $48,042)		48,800

U.S. TREASURY OBLIGATIONS 40.9%
U.S. Treasury Bonds
2.500% due 02/15/2046	4,300	4,460
3.000% due 11/15/2044	1,000	1,144
3.750% due 11/15/2043 (k)	3,000	3,916
U.S. Treasury Inflation Protected Securities (g)
0.250% due 01/15/2025	457	467
0.375% due 07/15/2023	6,101	6,333
0.625% due 01/15/2026	1,418	1,494
0.750% due 02/15/2045 (m)	613	636

78	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.000% due 01/15/2026		$14,671	$17,269
2.375% due 01/15/2025 (m)		8,873	10,593
2.375% due 01/15/2027 (m)		16,587	20,388
2.500% due 01/15/2029		6,389	8,135
U.S. Treasury Notes
1.375% due 09/30/2020 (o)		200	202
1.375% due 10/31/2020 (o)		100	101
1.625% due 05/15/2026		12,500	12,526
1.750% due 12/31/2020 (o)		200	205
1.875% due 11/30/2021 (m)		35,300	36,465
1.875% due 08/31/2022		36,200	37,363
1.875% due 10/31/2022 (m)(o)		28,900	29,826
2.000% due 11/30/2020 (o)		100	104
2.000% due 07/31/2022 (o)		51,900	53,946
2.000% due 08/15/2025 (m)(o)		9,850	10,202
2.125% due 08/31/2020 (o)		100	104
2.125% due 05/15/2025 (o)		12,500	13,079

Total U.S. Treasury Obligations (Cost $260,142)			268,958

NON-AGENCY MORTGAGE-BACKED SECURITIES 9.7%
Alliance Bancorp Trust
0.765% due 07/25/2037		8,238	6,068
American Home Mortgage Investment Trust
3.245% due 02/25/2045		381	384
Banc of America Funding Trust
3.032% due 06/20/2037 ^		251	235
6.000% due 08/25/2036 ^		176	172
Banc of America Mortgage Trust
2.860% due 01/25/2035		98	92
2.947% due 02/25/2034		108	107
3.246% due 06/25/2035		24	23
3.374% due 05/25/2033		248	250
3.380% due 06/25/2034		125	124
Banc of America Re-REMIC Trust
5.723% due 06/24/2050		610	614
5.815% due 02/24/2051		204	206
Bear Stearns Adjustable Rate Mortgage Trust
2.580% due 02/25/2036		75	74
Bear Stearns ALT-A Trust
0.845% due 01/25/2047		449	341
Chase Mortgage Finance Trust
2.703% due 01/25/2036		102	96
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.984% due 05/25/2036		1,507	1,348
Citigroup Commercial Mortgage Trust
5.810% due 06/14/2050		2,136	2,155
Citigroup Mortgage Loan Trust, Inc.
2.760% due 09/25/2035		387	387
2.870% due 10/25/2035 ^		402	399
2.930% due 10/25/2035		290	287
CitiMortgage Alternative Loan Trust
6.000% due 12/25/2036 ^		614	555
6.000% due 06/25/2037 ^		777	679
Claris Finance SRL
0.208% due 10/31/2060	EUR	3,082	3,455
Countrywide Alternative Loan Trust
0.695% due 11/25/2036		$6,935	6,263
0.742% due 09/20/2046		199	128
0.832% due 11/20/2035		569	460
1.045% due 12/25/2035		85	71
1.907% due 08/25/2035		280	243
1.987% due 01/25/2036		979	903
3.400% due 08/25/2018		190	178
6.000% due 08/25/2036 ^		486	430
Countrywide Home Loan Mortgage Pass-Through Trust
0.825% due 05/25/2035		486	391
1.185% due 02/25/2035		58	51
3.004% due 10/20/2034		161	143
5.750% due 05/25/2037 ^		55	50
Credit Suisse First Boston Mortgage Securities Corp.
2.979% due 09/25/2034		295	292
Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.750% due 08/25/2036 ^		404	355

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Deutsche ALT-A Securities, Inc.
1.025% due 02/25/2035	$780	$733
First Horizon Alternative Mortgage Securities Trust
2.713% due 12/25/2035	494	394
GS Mortgage Securities Trust
5.162% due 12/10/2043	1,585	1,783
GSR Mortgage Loan Trust
2.430% due 04/25/2032	90	82
3.036% due 12/25/2034	144	144
3.069% due 11/25/2035	175	168
3.075% due 09/25/2035	681	684
3.085% due 11/25/2035	461	444
3.202% due 07/25/2035	118	117
5.500% due 01/25/2037	412	399
Impac Secured Assets Trust
3.185% due 07/25/2035	308	222
IndyMac Mortgage Loan Trust
0.715% due 09/25/2046	628	522
JPMorgan Mortgage Trust
2.896% due 06/25/2035	64	63
2.980% due 07/25/2035	1,332	1,307
3.119% due 07/25/2035	41	41
MASTR Adjustable Rate Mortgages Trust
3.044% due 11/21/2034	169	173
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
1.384% due 08/15/2032	373	356
Merrill Lynch Alternative Note Asset Trust
0.635% due 03/25/2037	862	372
Merrill Lynch Mortgage Investors Trust
2.745% due 02/25/2033	354	346
3.271% due 05/25/2036	848	783
5.250% due 08/25/2036	583	595
Morgan Stanley Capital Trust
4.661% due 06/15/2044	250	278
Morgan Stanley Mortgage Loan Trust
2.636% due 06/25/2036	40	38
Morgan Stanley Re-REMIC Trust
5.250% due 05/26/2037	468	442
PHH Alternative Mortgage Trust
0.715% due 07/25/2037	793	788
Royal Bank of Scotland Capital Funding Trust
5.420% due 01/16/2049	39	39
5.509% due 04/16/2047	955	953
5.695% due 09/16/2040	616	620
6.103% due 06/16/2049	787	793
6.158% due 02/16/2051	238	238
Sequoia Mortgage Trust
1.401% due 05/20/2034	265	254
Structured Asset Mortgage Investments Trust
0.735% due 04/25/2036	436	352
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
1.025% due 12/25/2033	10	10
2.411% due 05/25/2032	3	3
2.921% due 02/25/2034	1,001	1,002
Structured Asset Securities Corp. Trust
5.000% due 05/25/2035	159	160
5.500% due 05/25/2035	509	519
Suntrust Adjustable Rate Mortgage Loan Trust
3.126% due 01/25/2037 ^	1,014	948
Thornburg Mortgage Securities Trust
2.781% due 06/25/2047 ^	1,817	1,642
5.750% due 06/25/2047	435	397
Wachovia Bank Commercial Mortgage Trust
5.888% due 06/15/2049	2,500	2,542
WaMu Mortgage Pass-Through Certificates Trust
0.795% due 12/25/2045	1,612	1,525
1.257% due 06/25/2047	1,596	1,359
1.299% due 12/25/2046	190	161
2.193% due 08/25/2046	405	374
2.747% due 08/25/2035	361	354
2.901% due 06/25/2033	536	534

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Washington Mutual Mortgage Pass-Through Certificates Trust
1.337% due 11/25/2046		$12,933	$9,453
Wells Fargo Mortgage-Backed Securities Trust
2.763% due 02/25/2035		409	405
3.088% due 05/25/2036 ^		106	101

Total Non-Agency Mortgage-Backed Securities (Cost $61,973)			64,021

ASSET-BACKED SECURITIES 14.1%
ACE Securities Corp. Home Equity Loan Trust
1.425% due 12/25/2034		2,287	2,117
Bear Stearns Asset-Backed Securities Trust
0.695% due 03/25/2037		8,479	9,050
Carrington Mortgage Loan Trust
0.765% due 06/25/2036		3,000	2,048
CIT Education Loan Trust
0.970% due 03/15/2026		768	756
Citigroup Mortgage Loan Trust, Inc.
0.825% due 10/25/2036		934	656
1.425% due 09/25/2035 ^		2,000	1,253
COA Summit CLO Ltd.
2.046% due 04/20/2023		4,672	4,673
Countrywide Asset-Backed Certificates
0.665% due 03/25/2037		1,525	1,402
0.665% due 06/25/2047		4,344	3,433
0.715% due 07/25/2036		4,231	4,156
0.745% due 09/25/2037 ^		2,352	1,964
0.815% due 06/25/2036		695	660
1.574% due 03/25/2035		5,500	4,667
Countrywide Asset-Backed Certificates Trust
0.685% due 03/25/2037		268	261
0.874% due 05/25/2036		343	341
1.155% due 08/25/2035		4,000	3,900
CSAB Mortgage-Backed Trust
5.684% due 12/25/2036		9,143	4,575
EMC Mortgage Loan Trust
1.521% due 02/25/2041		34	34
Gallatin CLO Ltd.
1.950% due 07/15/2023		1,599	1,599
GSAA Home Equity Trust
0.625% due 03/25/2047		1,270	627
IXIS Real Estate Capital Trust
1.205% due 02/25/2036		26	26
JPMorgan Mortgage Acquisition Corp.
0.715% due 05/25/2035		203	200
LCM LP
1.581% due 04/15/2022		4,603	4,609
Lockwood Grove CLO Ltd.
2.085% due 01/25/2024		8,417	8,423
Morgan Stanley ABS Capital, Inc. Trust
0.615% due 01/25/2037		984	555
0.635% due 03/25/2037		3,796	1,990
0.655% due 02/25/2037		4,502	2,251
1.440% due 03/25/2035		1,000	899
Morgan Stanley Dean Witter Capital, Inc. Trust
1.505% due 02/25/2033		649	620
North Carolina State Education Assistance Authority
1.325% due 07/25/2039		2,462	2,426
Octagon Investment Partners Ltd.
1.574% due 05/05/2023		4,845	4,851
Panhandle-Plains Higher Education Authority, Inc.
1.776% due 10/01/2035		195	193
RAAC Trust
0.865% due 08/25/2036		1,300	1,235
Residential Asset Mortgage Products Trust
0.825% due 03/25/2036		2,987	2,728
Residential Asset Securities Corp. Trust
0.775% due 11/25/2036		5,701	3,638
SLM Student Loan Trust
0.007% due 06/17/2024	EUR	397	434
0.248% due 12/15/2027		900	977

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	79

Schedule of Investments PIMCO RAE Fundamental PLUS International Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Soundview Home Loan Trust
0.765% due 07/25/2036		$2,000	$1,311
Specialty Underwriting & Residential Finance Trust
0.675% due 06/25/2037		288	177
Structured Asset Securities Corp. Mortgage Loan Trust
0.615% due 06/25/2037		270	265
0.735% due 02/25/2037		5,995	5,155
Wells Fargo Home Equity Asset-Backed Securities Trust
1.025% due 12/25/2035		1,900	1,613

Total Asset-Backed Securities (Cost $88,004)			92,748

SOVEREIGN ISSUES 4.3%
Autonomous Community of Catalonia
4.750% due 06/04/2018	EUR	2,800	3,267
4.900% due 09/15/2021		600	695
Brazil Government International Bond
5.625% due 02/21/2047		$1,100	1,084
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2017	BRL	74,930	22,894

Total Sovereign Issues (Cost $28,504)			27,940

		SHARES
COMMON STOCKS 0.0%

ENERGY 0.0%
OGX Petroleo e Gas S.A. SP - ADR		61,369	0

Total Common Stocks (Cost $0)			0

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.5%

BANKING & FINANCE 0.5%
SL Green Realty Corp.
6.500% due 08/10/2017 (h)	121,300	$3,154

Total Preferred Securities (Cost $3,016)		3,154

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 17.8%

CERTIFICATES OF DEPOSIT 1.7%
Credit Suisse AG
1.645% due 09/12/2017	$2,500	2,503
Mitsubishi UFJ Trust & Banking Corp.
1.577% due 09/19/2017	800	800
Natixis S.A.
1.553% due 09/25/2017	4,000	4,009
Sumitomo Mitsui Banking Corp.
1.550% due 09/15/2017	1,200	1,201
Sumitomo Mitsui Trust Bank Limited
1.584% due 09/18/2017	2,800	2,802

		11,315

COMMERCIAL PAPER 0.1%
Viacom, Inc.
1.300% due 11/14/2016	600	599

REPURCHASE AGREEMENTS (j) 0.1%
		539

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JAPAN TREASURY BILLS 14.7%
(0.319)% due 10/17/2016 - 01/10/2017 (e)(f)	JPY	9,810,000	$96,781

U.S. TREASURY BILLS 1.2%
0.499% due 03/02/2017 - 03/09/2017 (e)(f)(m)(o)		$7,586	7,573

Total Short-Term Instruments (Cost $114,270)			116,807

Total Investments in Securities (Cost $686,218)			702,672

		SHARES
INVESTMENTS IN AFFILIATES 1.5%

SHORT-TERM INSTRUMENTS 1.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.5%
PIMCO Short-Term Floating NAV Portfolio III		998,380	9,870

Total Short-Term Instruments (Cost $9,870)			9,870

Total Investments in Affiliates (Cost $9,870)			9,870

Total Investments 108.4% (Cost $696,088)			$712,542

Financial Derivative Instruments (l)(n) 4.3% (Cost or Premiums, net $6,094)			28,126

Other Assets and Liabilities, net (12.7)%			(83,050)

Net Assets 100.0%			$657,618

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind security.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.
(g)	Principal amount of security is adjusted for inflation.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(i)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Ally Financial, Inc.	2.500%	03/15/2017	03/10/2014	$ 5,000	$4,987	0.76%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	09/30/2016	10/03/2016	$539	U.S. Treasury Bonds 8.000% due 11/15/2021 (2)	$(555)	$539	$539

Total Repurchase Agreements						$(555)	$539	$539

80	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate (3)	Borrowing Date	Maturity Date	Amount Borrowed (3)	Payable for Sale-Buyback Transactions
NOM	0.550%	07/01/2016	10/03/2016	$(4,000)	$(4,005)

Total Sale-Buyback Transactions					$(4,005)

(3)

The average amount of borrowings outstanding during the period ended September 30, 2016 was $(27,165) at a weighted average interest rate of 0.527%. Average borrowings includes reverse repurchase agreements, of which there were none open at period end.

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES AND U.S. TREASURY OBLIGATIONS

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales (4)
Fannie Mae, TBA	2.500%	10/01/2046	$1,000	$(1,004)	$(1,009)
Fannie Mae, TBA	4.000	10/01/2046	6,800	(7,276)	(7,304)
U.S. Treasury Bonds	4.500	02/15/2036	3,000	(4,308)	(4,248)

Total Short Sales				$(12,588)	$(12,561)

(4)	Payable for short sales includes $18 of accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2016:

(k)	Securities with an aggregate market value of $3,916 have been pledged as collateral under the terms of the following master agreements as of September 30, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure (5)
Global/Master Repurchase Agreement
SGY	$0	$0	$0	$0	$0	$(281)	$(281)
SSB	539	0	0	0	539	(555)	(16)

Master Securities Forward Transaction Agreement
NOM	0	0	(4,005)	(4,248)	(8,253)	3,916	(4,337)

Total Borrowings and Other Financing Transactions	$539	$0	$(4,005)	$(4,248)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$0	$(4,005)	$0	$0	$(4,005)

Total Borrowings	$0	$(4,005)	$0	$0	$(4,005)

Gross amount of recognized liabilities for sale-buyback financing transactions					$(4,005)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	81

Schedule of Investments PIMCO RAE Fundamental PLUS International Fund (Cont.)

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CBOT U.S. Treasury 10-Year Note November Futures	$131.000	10/21/2016	203	$(117)	$(129)

Total Written Options				$(117)	$(129)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2016	344	$39	$4	$0
90-Day Eurodollar December Futures	Long	12/2017	1,259	70	0	(63)
90-Day Eurodollar December Futures	Short	12/2019	1,259	(180)	142	0
Australia Government 10-Year Bond December Futures	Long	12/2016	10	10	5	(2)
Euro-Bobl December Futures	Long	12/2016	170	109	0	(30)
Euro-Bund 10-Year Bond December Futures	Long	12/2016	6	9	0	(3)
Mini MSCI EAFE Index December Futures	Long	12/2016	17	(12)	13	0
U.S. Treasury 2-Year Note December Futures	Long	12/2016	219	0	0	(20)
U.S. Treasury 5-Year Note December Futures	Long	12/2016	117	3	0	(25)
U.S. Treasury 10-Year Note December Futures	Long	12/2016	773	(60)	0	(326)
U.S. Treasury 30-Year Bond December Futures	Short	12/2016	122	322	179	0
U.S. Treasury Ultra Long-Term Bond December Futures	Long	12/2016	23	(87)	0	(50)
United Kingdom Long Gilt December Futures	Long	12/2016	4	(6)	0	(5)

Total Futures Contracts				$217	$343	$(524)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed (Pay) Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized (Depreciation)	Variation Margin
						Asset	Liability
CDX.IG-27 5-Year Index	(1.000)%	12/20/2021	$40,600	$(519)	$(126)	$0	$(68)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.HY-26 5-Year Index	5.000%	06/20/2021	$3,600	$191	$77	$21	$0

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month USD-LIBOR *	1.100%	01/23/2018	$	259,200	$284	$226	$0	$(26)
Receive	3-Month USD-LIBOR	1.750	12/16/2018		490,700	(10,138)	(7,836)	169	0
Pay	3-Month USD-LIBOR	2.000	12/16/2020		33,000	1,349	646	0	(43)

82	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month USD-LIBOR *	1.500%	12/21/2021	$	9,100	$122	$(38)	$0	$(17)
Receive	3-Month USD-LIBOR	2.250	12/16/2022		33,100	(2,198)	(2,337)	84	0
Pay	3-Month USD-LIBOR	2.000	06/15/2023		25,100	1,275	510	0	(70)
Receive	3-Month USD-LIBOR *	1.750	12/21/2023		93,100	(2,500)	640	298	0
Receive	3-Month USD-LIBOR	2.300	12/03/2025		17,900	(1,462)	(1,209)	83	0
Receive	3-Month USD-LIBOR	2.150	12/03/2025		4,600	(313)	(263)	21	0
Receive	3-Month USD-LIBOR	2.085	12/18/2025		1,500	(92)	(92)	7	0
Receive	3-Month USD-LIBOR	2.250	06/15/2026		500	(39)	(3)	2	0
Receive	3-Month USD-LIBOR *	1.750	12/21/2026		70,900	(1,752)	204	384	0
Receive	3-Month USD-LIBOR *	2.098	07/01/2041		4,100	(9)	(9)	12	0
Receive	3-Month USD-LIBOR	2.750	12/16/2045		17,800	(4,099)	(3,910)	325	0
Receive	3-Month USD-LIBOR	2.500	06/15/2046		4,100	(700)	(327)	74	0
Receive	3-Month USD-LIBOR	2.250	09/14/2046		5,700	(591)	(433)	101	0
Receive	3-Month USD-LIBOR *	2.250	12/21/2046		12,200	(1,224)	(139)	219	0
Receive	3-Month USD-LIBOR *	2.285	05/25/2048		4,200	(395)	(112)	78	0
Pay	6-Month EUR-EURIBOR	0.500	09/21/2023	EUR	40,600	1,653	66	0	(29)
Pay	6-Month EUR-EURIBOR *	0.500	03/15/2027		12,300	254	167	0	(2)
Receive	6-Month EUR-EURIBOR	1.250	09/21/2046		9,700	(1,539)	(71)	20	0
Receive	6-Month EUR-EURIBOR *	1.250	03/15/2047		1,000	(153)	(123)	2	0
Receive	6-Month GBP-LIBOR	2.000	03/18/2022	GBP	31,700	(3,344)	(2,641)	56	0
Pay	6-Month GBP-LIBOR *	0.750	03/15/2027		1,600	(10)	18	0	(9)
Receive	6-Month GBP-LIBOR *	1.750	03/15/2047		2,000	(529)	(480)	58	0
Pay	28-Day MXN-TIIE	5.660	11/05/2021	MXN	111,600	(112)	(112)	0	(13)

						$(26,262)	$(17,658)	$1,993	$(209)

Total Swap Agreements						$(26,590)	$(17,707)	$2,014	$(277)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2016:

(m)	Securities with an aggregate market value of $13,953 and cash of $2,394 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value		Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options		Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$343	$2,014	$2,357		$(129)	$(524)	$(277)	$(930)

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2016	BRL	17,566		$5,411	$10	$0
	10/2016	GBP	7,532		9,965	203	0
	10/2016		$5,376	BRL	17,566	25	0
	10/2016		12,591	CNH	82,210	0	(282)
	12/2016	JPY	1,020,000		$10,046	0	(46)
	01/2017		920,000		9,119	5	0
BPS	10/2016	BRL	3,444		1,066	10	0
	10/2016	CNH	45,082		6,720	0	(30)
	10/2016	JPY	2,550,000		24,247	0	(919)
	10/2016		$9,799	GBP	7,532	0	(37)
	11/2016	GBP	7,532		$9,804	36	0
BRC	10/2016		$3,134	CNH	21,189	39	0
CBK	10/2016	BRL	15,800		$4,001	0	(857)
	10/2016	JPY	3,230,000		30,721	0	(1,157)
	10/2016	MXN	137,654		6,998	0	(88)
	10/2016		$4,867	BRL	15,800	0	(9)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	83

Schedule of Investments PIMCO RAE Fundamental PLUS International Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	10/2016		$3,399	MXN	61,709	$0	$(222)
	11/2016	CHF	546		$562	0	(1)
	11/2016	ZAR	3,973		286	0	(2)
	01/2017	JPY	650,000		6,442	3	0
DUB	10/2016	BRL	45,680		14,072	26	0
	10/2016		$13,842	BRL	45,680	204	0
	10/2016		1,737	CNH	11,729	19	0
	10/2016		161	TRY	482	0	(1)
	11/2016		280	ILS	1,069	6	0
	01/2017	BRL	47,175		$13,915	0	(203)
FBF	10/2016		$4,655	RUB	298,200	79	0
	12/2016	RUB	298,200		$4,591	0	(76)
GLM	10/2016	JPY	1,799,789		17,942	194	0
	10/2016		$25,613	EUR	22,848	54	0
	11/2016	EUR	22,848		$25,644	0	(57)
	11/2016	NOK	1,640		198	0	(7)
HUS	10/2016	CNH	44,527		6,528	0	(139)
	10/2016		$1,066	BRL	3,433	0	(14)
	10/2016		5,326	CNH	35,336	13	(48)
	11/2016	HKD	1,915		$247	0	0
	11/2016	SGD	16,130		12,026	195	0
	01/2017	DKK	1,705		256	0	(2)
	01/2021	BRL	970		150	0	(68)
JPM	10/2016		30,420		9,371	17	0
	10/2016		$9,094	BRL	30,420	260	0
	10/2016		1,731	CNH	11,702	21	0
	10/2016		5,179	EUR	4,621	12	0
	01/2017	BRL	31,410		$9,138	0	(262)
	01/2017	JPY	850,000		8,422	1	0
MSB	10/2016	BRL	77,866		20,445	24	(3,523)
	10/2016	DKK	1,705		257	0	0
	10/2016	EUR	22,078		24,972	170	0
	10/2016		$23,987	BRL	77,866	0	(44)
	11/2016		5,379		17,560	0	(25)
SCX	10/2016	CNH	241,449		$36,868	716	0
	10/2016	EUR	5,391		6,027	0	(29)
	10/2016	RUB	298,200		4,540	0	(194)
	10/2016		$1,333	CNH	9,010	16	0
	10/2016		17,873	JPY	1,799,789	0	(124)
	11/2016	JPY	1,799,789		$17,894	125	0
	11/2016		$11,771	SGD	16,037	0	(8)
	02/2017	CNH	140,585		$20,435	0	(490)
	02/2017		$13,587	CNH	91,350	9	0
SOG	10/2016		1,983		13,389	22	0
UAG	10/2016	JPY	590,000		$5,633	0	(190)
	10/2016		$10,223	CNH	69,744	220	0
	10/2016		6,079	MXN	118,327	12	0
	11/2016	KRW	247,449		$226	1	0
	11/2016		$247	TWD	7,877	5	0
	02/2017		1,144	CNH	7,587	0	(15)

Total Forward Foreign Currency Contracts						$2,752	$(9,169)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC USD versus RUB	RUB	71.150	02/22/2017	$	200	$8	$21
CBK	Call - OTC USD versus JPY	JPY	115.000	11/23/2016		16,588	177	2
GLM	Put - OTC EUR versus MXN	MXN	19.000	02/15/2017	EUR	5,000	196	11
	Put - OTC USD versus MXN		18.800	11/09/2016	$	5,968	82	49
SOG	Put - OTC USD versus RUB	RUB	73.000	02/24/2017		4,000	168	530

							$631	$613

84	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
BOA	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250%	04/13/2018	$ 1,400	$137	$197
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	04/13/2018	1,400	137	71
BPS	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	04/13/2018	2,800	259	394
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	04/13/2018	2,800	286	142
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300	04/17/2019	5,400	619	892
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300	04/17/2019	5,400	619	389
CBK	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.700	10/03/2016	30,600	59	0
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.970	09/24/2018	5,900	300	130
GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	03/28/2017	40,400	137	86
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.970	09/24/2018	11,700	605	257
JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	03/28/2017	45,100	162	96
MYC	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.240	05/16/2018	2,800	280	395
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.240	05/16/2018	2,800	280	152
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.245	05/17/2018	9,700	899	1,377
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.245	05/17/2018	9,700	1,039	523
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.285	05/23/2018	13,800	1,369	2,053
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.285	05/23/2018	13,800	1,369	706
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050	12/12/2018	12,000	577	270
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.350	05/28/2019	10,700	1,232	1,864
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.350	05/28/2019	10,700	1,232	751

							$11,597	$10,745

Total Purchased Options							$12,228	$11,358

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC USD versus RUB	RUB	80.000	12/02/2016	$	4,900	$(269)	$(1)
	Call - OTC USD versus RUB		108.000	02/22/2017		200	(8)	0
CBK	Call - OTC USD versus JPY	JPY	119.000	11/23/2016		33,176	(157)	(1)
DUB	Call - OTC USD versus BRL	BRL	5.000	10/19/2017		1,301	(168)	(16)
	Put - OTC USD versus BRL		5.000	10/19/2017		1,301	(194)	(521)
FBF	Put - OTC EUR versus MXN	MXN	18.900	03/21/2017	EUR	3,034	(118)	(7)
	Call - OTC EUR versus MXN		22.650	03/21/2017		3,034	(105)	(134)
	Call - OTC USD versus BRL	BRL	5.000	10/19/2017	$	3,887	(492)	(48)
	Put - OTC USD versus BRL		5.000	10/19/2017		3,887	(586)	(1,556)
	Call - OTC USD versus BRL		6.300	01/11/2018		1,236	(66)	(9)
GLM	Call - OTC EUR versus MXN	MXN	26.750	02/15/2017	EUR	5,000	(160)	(32)
	Put - OTC EUR versus MXN		18.900	03/21/2017		4,608	(187)	(10)
	Call - OTC EUR versus MXN		22.650	03/21/2017		4,608	(151)	(204)
	Put - OTC USD versus MXN		18.350	11/09/2016	$	11,936	(82)	(42)
HUS	Call - OTC EUR versus RUB	RUB	85.000	12/02/2016	EUR	2,500	(163)	(2)
	Put - OTC USD versus BRL	BRL	3.150	10/11/2016	$	6,698	(46)	(10)
	Call - OTC USD versus BRL		3.350	10/11/2016		6,698	(47)	(22)
SOG	Call - OTC EUR versus RUB	RUB	85.000	12/02/2016	EUR	2,300	(163)	(2)
	Call - OTC USD versus RUB		110.000	02/24/2017	$	4,000	(173)	(1)

							$(3,335)	$(2,618)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600%	09/24/2018	$	29,500	$(307)	$(126)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	10/03/2016		6,500	(59)	(15)
GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600	09/24/2018		58,700	(625)	(250)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.555	03/28/2017		2,000	(33)	(40)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.565	03/28/2017		6,500	(104)	(133)
JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.555	03/28/2017		3,200	(55)	(64)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.565	03/28/2017		6,300	(107)	(129)
MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.700	12/12/2018		60,100	(636)	(273)

								$(1,926)	$(1,030)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	85

Schedule of Investments PIMCO RAE Fundamental PLUS International Fund (Cont.)

STRADDLE OPTIONS

Counterparty	Description	Exercise Level (1)	Expiration Date	Notional Amount	Premiums (Received) (1)	Market Value
JPM	Call & Put - OTC 1-Year USD/KRW versus 1-Year USD/KRW Forward Currency Volatility Agreement	0.000%	02/20/2017	$ 227	$0	$6

Total Written Options					$(5,261)	$(3,642)

(1)	Exercise level and final premium determined on a future date, based upon implied volatility parameters.

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2016:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		0		8,534		(3,883)		(4,448)		0		203
Notional Amount in $	$	247,739		$127,375		$(24,150)	$	(80,224)	$	(18,493)	$	252,247
Notional Amount in EUR	EUR	55,684	EUR	19,042	EUR	0	EUR	(44,282)	EUR	(5,360)	EUR	25,084
Notional Amount in GBP	GBP	0	GBP	17,800	GBP	0	GBP	(17,800)	GBP	0	GBP	0
Premiums	$	(5,726)		$(2,663)		$647	$	2,113	$	251	$	(5,378)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2016 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Sprint Communications, Inc.	5.000%	12/20/2019	4.298%	$	1,700	$89	$(51)	$38	$0
	Volkswagen International Finance NV	1.000	12/20/2016	0.311	EUR	400	(3)	4	1	0
BPS	Volkswagen International Finance NV	1.000	12/20/2016	0.311		350	(5)	6	1	0
BRC	Brazil Government International Bond	1.000	12/20/2016	0.558	$	500	(6)	7	1	0
CBK	Volkswagen International Finance NV	1.000	12/20/2016	0.311	EUR	200	(2)	2	0	0
DUB	Brazil Government International Bond	1.000	12/20/2016	0.558	$	500	(6)	7	1	0
GST	Brazil Government International Bond	1.000	12/20/2016	0.558		600	(8)	9	1	0
	Sprint Communications, Inc.	5.000	12/20/2019	4.298		800	43	(26)	17	0
	Volkswagen International Finance NV	1.000	12/20/2016	0.311	EUR	250	(3)	4	1	0
JPM	Brazil Government International Bond	1.000	12/20/2016	0.558	$	500	(6)	7	1	0
	Volkswagen International Finance NV	1.000	12/20/2016	0.311	EUR	100	(1)	1	0	0
	Volkswagen International Finance NV	1.000	12/20/2017	0.355		100	(3)	4	1	0
MYC	Volkswagen International Finance NV	1.000	12/20/2016	0.311		100	(1)	1	0	0

							$88	$(25)	$63	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (4)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value (5)
							Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	$3,935	$ (811)	$207	$0	$(604)

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

86	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Month GBP-UKRPI	3.337%	11/15/2030	GBP	220	$2	$4	$6	$0
	Pay	3-Month KRW-KORIBOR	1.260	07/20/2026	KRW	1,610,000	0	0	0	0
CBK	Pay	1-Month GBP-UKRPI	3.400	06/15/2030	GBP	260	0	16	16	0
	Pay	3-Month KRW-KORIBOR	1.260	07/20/2026	KRW	2,410,000	0	0	0	0
DUB	Pay	3-Month KRW-KORIBOR	1.260	07/20/2026		3,220,000	0	(1)	0	(1)
GLM	Pay	1-Month GBP-UKRPI	3.140	01/14/2030	GBP	5,050	0	74	74	0
	Receive	3-Month EUR-EXT-CPI	0.740	01/26/2020	EUR	6,600	(32)	(37)	0	(69)
	Receive	3-Month EUR-EXT-CPI	0.660	01/30/2020		23,100	(2)	(132)	0	(134)
	Receive	3-Month EUR-EXT-CPI	0.992	03/30/2020		11,400	(2)	(228)	0	(230)
JPM	Pay	1-Month GBP-UKRPI	3.300	11/15/2030	GBP	620	1	9	10	0
	Pay	3-Month KRW-KORIBOR	1.260	07/20/2026	KRW	3,214,000	0	(1)	0	(1)

							$ (33)	$(296)	$ 106	$(435)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive (6)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
FBF	Receive	ERADXULT Index	196,646	1-Month USD-LIBOR plus a specified spread	02/16/2017	$269,865	$0	$14,766	$14,766	$0
	Receive	ERADXULT Index	256,411	1-Month USD-LIBOR plus a specified spread	08/10/2017	359,752	0	11,504	11,504	0

							$0	$26,270	$26,270	$0

Total Swap Agreements							$(756)	$26,156	$26,439	$(1,039)

(6)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2016:

(o)	Securities with an aggregate market value of $7,842 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure (7)
BOA	$243	$289	$45	$577	$(328)	$(1)	$(604)	$(933)	$(356)	$570	$214
BPS	46	1,817	1	1,864	(986)	0	0	(986)	878	(690)	188
BRC	39	0	1	40	0	0	0	0	40	0	40
CBK	3	132	16	151	(2,336)	(142)	0	(2,478)	(2,327)	2,456	129
DUB	255	0	1	256	(204)	(537)	(1)	(742)	(486)	576	90
FBF	79	0	26,270	26,349	(76)	(1,754)	0	(1,830)	24,519	(26,320)	(1,801)
GLM	248	403	74	725	(64)	(711)	(433)	(1,208)	(483)	597	114
GST	0	0	19	19	0	0	0	0	19	0	19
HUS	208	0	0	208	(271)	(34)	0	(305)	(97)	46	(51)
JPM	311	96	12	419	(262)	(187)	(1)	(450)	(31)	0	(31)
MSB	194	0	0	194	(3,592)	0	0	(3,592)	(3,398)	3,597	199
MYC	0	8,091	0	8,091	0	(273)	0	(273)	7,818	(8,540)	(722)
SCX	866	0	0	866	(845)	0	0	(845)	21	(270)	(249)
SOG	22	530	0	552	0	(3)	0	(3)	549	(280)	269
UAG	238	0	0	238	(205)	0	0	(205)	33	0	33

Total Over the Counter	$2,752	$11,358	$26,439	$40,549	$(9,169)	$(3,642)	$(1,039)	$(13,850)

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	87

Schedule of Investments PIMCO RAE Fundamental PLUS International Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$13	$0	$330	$343
Swap Agreements	0	21	0	0	1,993	2,014

	$0	$21	$13	$0	$2,323	$2,357

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,752	$0	$2,752
Purchased Options	0	0	0	613	10,745	11,358
Swap Agreements	0	63	26,270	0	106	26,439

	$0	$63	$26,270	$3,365	$10,851	$40,549

	$0	$84	$26,283	$3,365	$13,174	$42,906

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$129	$129
Futures	0	0	0	0	524	524
Swap Agreements	0	68	0	0	209	277

	$0	$68	$0	$0	$862	$930

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$9,169	$0	$9,169
Written Options	0	0	0	2,612	1,030	3,642
Swap Agreements	0	604	0	0	435	1,039

	$0	$604	$0	$11,781	$1,465	$13,850

	$0	$672	$0	$11,781	$2,327	$14,780

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(284)	$0	$(8)	$(292)
Written Options	0	0	184	0	354	538
Futures	0	0	155	0	(145)	10
Swap Agreements	0	90	0	0	(14,182)	(14,092)

	$0	$90	$55	$0	$(13,981)	$(13,836)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,588)	$0	$(1,588)
Purchased Options	0	(1)	0	(208)	(173)	(382)
Written Options	0	6	0	520	67	593
Swap Agreements	0	(1,193)	(43,159)	0	589	(43,763)

	$0	$(1,188)	$(43,159)	$(1,276)	$483	$(45,140)

	$0	$(1,098)	$(43,104)	$(1,276)	$(13,498)	$(58,976)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(12)	$(12)
Futures	0	0	(12)	0	1,470	1,458
Swap Agreements	0	(288)	0	0	6,580	6,292

	$0	$(288)	$(12)	$0	$8,038	$7,738

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(4,566)	$0	$(4,566)
Purchased Options	0	0	0	(66)	(760)	(826)
Written Options	0	(6)	0	582	1,065	1,641
Swap Agreements	0	2,329	80,484	0	462	83,275

	$0	$2,323	$80,484	$(4,050)	$767	$79,524

	$0	$2,035	$80,472	$(4,050)	$8,805	$87,262

88	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Investments in Securities, at Value
Bank Loan Obligations	$0	$5,973	$67	$6,040
Corporate Bonds & Notes
Banking & Finance	0	36,897	4,987	41,884
Industrials	0	17,587	0	17,587
Utilities	0	5,762	0	5,762
Municipal Bonds & Notes
Colorado	0	713	0	713
Illinois	0	930	0	930
New York	0	4,219	0	4,219
Ohio	0	3,109	0	3,109
U.S. Government Agencies	0	48,800	0	48,800
U.S. Treasury Obligations	0	268,958	0	268,958
Non-Agency Mortgage-Backed Securities	0	64,021	0	64,021
Asset-Backed Securities	0	92,748	0	92,748
Sovereign Issues	0	27,940	0	27,940
Preferred Securities
Banking & Finance	0	3,154	0	3,154
Short-Term Instruments
Certificates of Deposit	0	11,315	0	11,315
Commercial Paper	0	599	0	599
Repurchase Agreements	0	539	0	539
Japan Treasury Bills	0	96,781	0	96,781
U.S. Treasury Bills	0	7,573	0	7,573

	$0	$697,618	$5,054	$702,672

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$9,870	$0	$0	$9,870

Total Investments	$9,870	$697,618	$5,054	$712,542

Short Sales, at Value - Liabilities
U.S. Government Agencies	0	(8,313)	0	(8,313)
U.S. Treasury Obligations	0	(4,248)	0	(4,248)

	$0	$(12,561)	$0	$(12,561)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	343	2,014	0	2,357
Over the counter	0	40,549	0	40,549

	$343	$42,563	$0	$42,906

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(524)	(406)	0	(930)
Over the counter	0	(13,850)	0	(13,850)

	$(524)	$(14,256)	$0	$(14,780)

Totals	$9,689	$713,364	$5,054	$728,107

There were no significant transfers between Levels 1, 2, or 3 during the period ended September 30, 2016.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	89

Schedule of Investments PIMCO RAE Fundamental PLUS Small Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 91.6%

BANK LOAN OBLIGATIONS 1.2%
Avago Technologies Cayman Ltd.
3.524% due 02/01/2023		$101	$103
Hilton Worldwide Finance LLC
3.024% - 3.500% due 10/25/2023		553	558
3.500% due 10/26/2020		54	54
OGX
13.000% due 04/10/2049 (b)		62	27

Total Bank Loan Obligations (Cost $758)			742

CORPORATE BONDS & NOTES 9.5%

BANKING & FINANCE 5.4%
Aviation Loan Trust
2.960% due 12/15/2022		698	639
Barclays PLC
3.200% due 08/10/2021		300	302
Credit Agricole S.A.
8.125% due 12/23/2025 (f)		200	213
Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025		250	249
Goldman Sachs Group, Inc.
2.241% due 11/15/2021		100	99
HBOS PLC
6.750% due 05/21/2018		400	428
HSBC Holdings PLC
2.354% due 01/05/2022 (a)		200	201
4.300% due 03/08/2026		200	215
International Lease Finance Corp.
7.125% due 09/01/2018		500	547
JPMorgan Chase & Co.
2.295% due 08/15/2021		100	100
Lloyds Bank PLC
12.000% due 12/16/2024 (f)		100	137
Navient Corp.
5.500% due 01/15/2019		100	102
Volkswagen Bank GmbH
0.112% due 11/27/2017	EUR	100	112

			3,344

INDUSTRIALS 3.7%
AbbVie, Inc.
2.500% due 05/14/2020		$100	102
3.600% due 05/14/2025		100	105
Anheuser-Busch InBev Finance, Inc.
2.650% due 02/01/2021		100	103
3.650% due 02/01/2026		200	215
Charter Communications Operating LLC
4.464% due 07/23/2022		200	216
4.908% due 07/23/2025		200	221
6.484% due 10/23/2045		100	122
CNPC General Capital Ltd.
2.750% due 05/14/2019		200	205
CVS Health Corp.
5.125% due 07/20/2045		100	122
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	400	443
Kinder Morgan Energy Partners LP
5.000% due 10/01/2021		$200	218
OGX Austria GmbH
8.375% due 04/01/2022 ^		1,000	0
8.500% due 06/01/2018 ^		600	0
QUALCOMM, Inc.
4.800% due 05/20/2045		100	110
Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019		50	50
2.400% due 09/23/2021		40	40

			2,272

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 0.4%
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022	$225	$71
Petrobras Global Finance BV
3.737% due 03/17/2020	100	98
4.375% due 05/20/2023	50	45
Verizon Communications, Inc.
6.400% due 09/15/2033	20	26

		240

Total Corporate Bonds & Notes (Cost $7,232)		5,856

MUNICIPAL BONDS & NOTES 0.3%

ILLINOIS 0.3%
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033	100	111
7.750% due 01/01/2042	100	108

Total Municipal Bonds & Notes (Cost $197)		219

U.S. GOVERNMENT AGENCIES 6.4%
Fannie Mae, TBA
3.000% due 10/01/2046 - 12/01/2046	2,000	2,071
3.500% due 11/01/2046	1,000	1,054
Freddie Mac
5.000% due 04/15/2041	400	481
5.500% due 03/15/2034	301	341

Total U.S. Government Agencies (Cost $3,889)		3,947

U.S. TREASURY OBLIGATIONS 36.2%
U.S. Treasury Bonds
2.500% due 02/15/2046	600	622
3.750% due 11/15/2043 (h)	400	522
U.S. Treasury Inflation Protected Securities (e)
2.375% due 01/15/2027	4,535	5,574
U.S. Treasury Notes
1.375% due 09/30/2020	3,600	3,643
1.375% due 10/31/2020 (k)	1,900	1,922
1.750% due 12/31/2020	5,800	5,956
2.000% due 11/30/2020 (k)	1,050	1,089
2.125% due 08/31/2020	3,000	3,122

Total U.S. Treasury Obligations (Cost $22,076)		22,450

NON-AGENCY MORTGAGE-BACKED SECURITIES 14.1%
Banc of America Mortgage Trust
2.860% due 01/25/2035	103	96
2.947% due 02/25/2034	80	79
Bear Stearns Adjustable Rate Mortgage Trust
2.580% due 02/25/2036	74	73
Chase Mortgage Finance Trust
6.000% due 11/25/2036 ^	212	175
ChaseFlex Trust
0.825% due 07/25/2037	596	451
Citigroup Mortgage Loan Trust, Inc.
2.930% due 10/25/2035	47	47
3.043% due 08/25/2035 ^	167	127
3.044% due 08/25/2035	46	46
Countrywide Alternative Loan Trust
0.695% due 11/25/2036	1,426	1,288
0.832% due 11/20/2035	84	68
1.907% due 08/25/2035	47	40
1.987% due 01/25/2036	210	194
Countrywide Home Loan Mortgage Pass-Through Trust
1.185% due 02/25/2035	58	51
3.004% due 10/20/2034	314	280
3.175% due 08/25/2034	105	94
Credit Suisse First Boston Mortgage Securities Corp.
5.000% due 07/25/2020	28	28
Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.750% due 03/25/2037 ^	180	156

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Deutsche ALT-A Securities, Inc.
1.025% due 02/25/2035		$671	$631
First Horizon Asset Securities, Inc.
5.500% due 12/25/2035 ^		121	106
GSR Mortgage Loan Trust
3.069% due 11/25/2035		128	123
3.085% due 11/25/2035		77	74
5.500% due 01/25/2037		380	368
JPMorgan Chase Commercial Mortgage Securities Corp.
1.977% due 01/15/2033		100	100
JPMorgan Mortgage Trust
2.980% due 07/25/2035		667	655
Luminent Mortgage Trust
0.765% due 04/25/2036		513	348
Morgan Stanley Mortgage Loan Trust
2.636% due 06/25/2036		37	36
Morgan Stanley Re-REMIC Trust
0.961% due 02/26/2037		352	241
5.250% due 05/26/2037		351	331
Structured Adjustable Rate Mortgage Loan Trust
0.825% due 08/25/2036 ^		611	475
Structured Asset Mortgage Investments Trust
0.755% due 02/25/2036 ^		1,133	887
Structured Asset Securities Corp.
6.000% due 05/25/2034		12	12
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
1.025% due 12/25/2033		7	7
Thornburg Mortgage Securities Trust
2.781% due 06/25/2047 ^		548	493
5.750% due 06/25/2047		40	36
WaMu Mortgage Pass-Through Certificates Trust
0.805% due 11/25/2045		69	61
2.193% due 08/25/2046		405	374
Wells Fargo Mortgage-Backed Securities Trust
2.831% due 11/25/2036 ^		111	105

Total Non-Agency Mortgage-Backed Securities (Cost $7,734)			8,756

ASSET-BACKED SECURITIES 3.5%
Countrywide Asset-Backed Certificates Trust
1.125% due 08/25/2035		34	34
EMC Mortgage Loan Trust
0.974% due 05/25/2043		222	218
HSI Asset Securitization Corp. Trust
0.705% due 04/25/2037		1,420	1,043
IXIS Real Estate Capital Trust
1.205% due 02/25/2036		26	26
JPMorgan Mortgage Acquisition Corp.
0.715% due 05/25/2035		158	156
Morgan Stanley Dean Witter Capital, Inc. Trust
1.505% due 02/25/2033		546	522
SLM Student Loan Trust
0.007% due 06/17/2024	EUR	140	153

Total Asset-Backed Securities (Cost $1,643)			2,152

SOVEREIGN ISSUES 2.9%
Brazil Government International Bond
5.625% due 02/21/2047		$200	197
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2017 (d)	BRL	600	179
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2017		4,630	1,414

Total Sovereign Issues (Cost $1,743)			1,790

90	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 0.0%

ENERGY 0.0%
OGX Petroleo e Gas S.A. SP - ADR	25,380	$0

Total Common Stocks (Cost $0)		0

PREFERRED SECURITIES 0.3%

BANKING & FINANCE 0.3%
GMAC Capital Trust
6.602% due 02/15/2040	7,316	186

Total Preferred Securities (Cost $199)		186

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 17.2%

CERTIFICATES OF DEPOSIT 1.8%
Credit Suisse AG
1.645% due 09/12/2017	$200	201
Mitsubishi UFJ Trust & Banking Corp.
1.577% due 09/19/2017	100	100

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Natixis S.A.
1.553% due 09/25/2017		$400	$401
Sumitomo Mitsui Banking Corp.
1.550% due 09/15/2017		100	100
Sumitomo Mitsui Trust Bank Limited
1.584% due 09/18/2017		300	300

			1,102

REPURCHASE AGREEMENTS (g) 0.9%
			565

SHORT-TERM NOTES 0.2%
Kraft Heinz Foods Co.
1.600% due 06/30/2017		100	100

JAPAN TREASURY BILLS 14.3%
(0.240)% due 10/17/2016 - 01/10/2017 (c)(d)	JPY	900,000	8,879

Total Short-Term Instruments (Cost $10,385)			10,646

Total Investments in Securities (Cost $55,856)			56,744

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 14.7%

SHORT-TERM INSTRUMENTS 14.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 14.7%
PIMCO Short-Term Floating NAV Portfolio III	923,875	$9,133

Total Short-Term Instruments (Cost $9,133)		9,133

Total Investments in Affiliates (Cost $9,133)		9,133

Total Investments 106.3% (Cost $64,989)		$65,877

Financial Derivative Instruments (i)(j) 9.5% (Cost or Premiums, net $(669))		5,873

Other Assets and Liabilities, net (15.8)%		(9,803)

Net Assets 100.0%		$61,947

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Payment in-kind security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	09/30/2016	10/03/2016	$565	U.S. Treasury Bonds 8.000% due 11/15/2021 (2)	$(582)	$565	$565

Total Repurchase Agreements						$(582)	$565	$565

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate (3)	Borrowing Date	Maturity Date	Amount Borrowed (3)	Payable for Sale-Buyback Transactions
NOM	0.550%	07/01/2016	10/03/2016	$(533)	$(534)

Total Sale-Buyback Transactions					$(534)

(3)

The average amount of borrowings outstanding during the period ended September 30, 2016 was $(311) at a weighted average interest rate of 0.535%. Average borrowings includes reverse repurchase agreements, of which there were none open at period end.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	91

Schedule of Investments PIMCO RAE Fundamental PLUS Small Fund (Cont.)

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES AND U.S. TREASURY OBLIGATIONS

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales (4)
Fannie Mae, TBA	3.000%	11/01/2046	$1,000	$(1,037)	$(1,037)
U.S. Treasury Bonds	4.500	02/15/2036	400	(574)	(567)

Total Short Sales				$(1,611)	$(1,604)

(4)	Payable for short sales includes $2 of accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2016:

(h)	Securities with an aggregate market value of $522 have been pledged as collateral under the terms of the following master agreements as of September 30, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure (5)
Global/Master Repurchase Agreement
SSB	$565	$0	$0	$0	$565	$(582)	$(17)

Master Securities Forward Transaction Agreement
NOM	0	0	(534)	(567)	(1,101)	522	(579)

Total Borrowings and Other Financing Transactions	$565	$0	$(534)	$(567)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$0	$(534)	$0	$0	$(534)

Total Borrowings	$0	$(534)	$0	$0	$(534)

Gross amount of recognized liabilities for sale-buyback financing transactions					$(534)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 2-Year Note December Futures	$106.500	11/25/2016	87	$1	$0
Put - CBOT U.S. Treasury 10-Year Note December Futures	116.000	11/25/2016	30	0	0

				$1	$0

Total Purchased Options				$1	$0

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CBOT U.S. Treasury 10-Year Note November Futures	$131.000	10/21/2016	18	$(10)	$(11)

Total Written Options				$(10)	$(11)

92	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2016	96	$(114)	$1	$0
90-Day Eurodollar December Futures	Long	12/2017	118	7	0	(6)
90-Day Eurodollar December Futures	Short	12/2019	118	(17)	13	0
Australia Government 10-Year Bond December Futures	Long	12/2016	3	3	2	(1)
Euro-Bobl December Futures	Long	12/2016	18	11	0	(3)
Euro-Bund 10-Year Bond December Futures	Long	12/2016	13	20	0	(7)
Russell 2000 Mini Index December Futures	Long	12/2016	15	1	1	0
U.S. Treasury 2-Year Note December Futures	Long	12/2016	87	0	0	(8)
U.S. Treasury 5-Year Note December Futures	Short	12/2016	27	(13)	6	0
U.S. Treasury 10-Year Note December Futures	Long	12/2016	21	2	0	(9)
U.S. Treasury Ultra Long-Term Bond December Futures	Long	12/2016	27	(81)	0	(58)

Total Futures Contracts				$(181)	$23	$(92)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed (Pay) Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-25 5-Year Index	(5.000)%	12/20/2020	$1,881	$(112)	$(108)	$0	$(11)
CDX.IG-27 5-Year Index	(1.000)	12/20/2021	4,200	(54)	(13)	0	(7)

				$(166)	$(121)	$0	$(18)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month USD-LIBOR *	1.100%	01/23/2018	$	39,500	$43	$26	$0	$(4)
Receive	3-Month USD-LIBOR	1.750	12/16/2018		49,500	(1,021)	(826)	19	0
Pay	3-Month USD-LIBOR *	1.500	12/21/2021		600	8	(3)	0	(1)
Receive	3-Month USD-LIBOR	2.250	12/16/2022		6,100	(398)	(52)	15	0
Receive	3-Month USD-LIBOR	2.300	12/03/2025		900	(74)	(61)	4	0
Receive	3-Month USD-LIBOR *	1.750	12/21/2026		5,300	(128)	4	29	0
Receive	3-Month USD-LIBOR *	2.098	07/01/2041		500	(1)	(1)	1	0
Receive	3-Month USD-LIBOR	2.750	12/16/2045		2,000	(461)	(423)	36	0
Receive	3-Month USD-LIBOR	2.500	06/15/2046		1,350	(235)	(130)	25	0
Receive	3-Month USD-LIBOR	2.250	09/14/2046		500	(52)	(38)	9	0
Receive	3-Month USD-LIBOR *	2.250	12/21/2046		1,900	(191)	(26)	34	0
Receive	3-Month USD-LIBOR *	2.285	05/25/2048		500	(47)	(13)	9	0
Pay	6-Month EUR-EURIBOR	0.500	09/21/2023	EUR	3,700	151	6	0	(2)
Receive	6-Month EUR-EURIBOR *	0.500	03/15/2027		100	(2)	(1)	0	0
Receive	6-Month EUR-EURIBOR	1.250	09/21/2046		900	(143)	(6)	2	0
Receive	6-Month EUR-EURIBOR *	1.250	03/15/2047		100	(15)	(12)	0	0
Receive	6-Month GBP-LIBOR	2.000	03/18/2022	GBP	500	(53)	(48)	1	0
Receive	6-Month GBP-LIBOR *	0.750	03/15/2027		900	5	(15)	5	0
Receive	6-Month GBP-LIBOR *	1.750	03/15/2047		300	(79)	(74)	9	0
Pay	28-Day MXN-TIIE	5.615	05/21/2021	MXN	4,100	(4)	(4)	0	(1)
Pay	28-Day MXN-TIIE	5.640	06/04/2021		5,000	(4)	(4)	0	(1)
Pay	28-Day MXN-TIIE	5.660	11/09/2021		6,100	(6)	(6)	0	(1)

						$(2,707)	$(1,707)	$198	$(10)

Total Swap Agreements						$(2,873)	$(1,828)	$198	$(28)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	93

Schedule of Investments PIMCO RAE Fundamental PLUS Small Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2016:

Cash of $1,768 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$23	$198	$221	$(11)	$(92)	$(28)	$(131)

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2016	BRL	1,936		$596	$1	$0
	10/2016	GBP	821		1,086	22	0
	10/2016		$593	BRL	1,936	3	0
	10/2016		1,067	CNH	6,969	0	(24)
	12/2016	JPY	70,000		$689	0	(3)
	01/2017		70,000		694	0	0
BPS	10/2016	BRL	4,890		1,196	1	(309)
	10/2016	JPY	270,000		2,567	0	(97)
	10/2016	MXN	13,771		699	0	(10)
	10/2016		$1,411	BRL	4,580	0	(3)
	10/2016		1,051	GBP	808	0	(4)
	11/2016	GBP	808		$1,052	4	0
BRC	10/2016		$2,124	CNH	14,448	39	0
CBK	10/2016	BRL	3,700		$934	0	(204)
	10/2016	JPY	320,000		3,043	0	(115)
	10/2016		$1,140	BRL	3,700	0	(2)
	10/2016		31	EUR	28	0	0
	10/2016		390	MXN	7,085	0	(25)
	01/2017	JPY	50,000		$496	0	0
DUB	10/2016	BRL	2,820		869	2	0
	10/2016		$855	BRL	2,820	13	0
	10/2016		267	CNH	1,803	3	0
	01/2017	BRL	3,516		$1,002	0	(50)
FBF	10/2016		$373	RUB	23,918	6	0
	12/2016	RUB	23,918		$368	0	(6)
GLM	10/2016	BRL	2,480		608	0	(154)
	10/2016	JPY	166,003		1,655	18	0
	10/2016		$764	BRL	2,480	0	(1)
	10/2016		1,689	EUR	1,507	4	0
	10/2016		58	GBP	44	0	(1)
	11/2016	EUR	1,507		$1,691	0	(4)
HUS	10/2016		$96	BRL	309	0	(1)
	10/2016		7,743	CNH	52,781	162	(2)
	11/2016	SGD	1,577		$1,176	19	0
	01/2021	BRL	330		51	0	(23)
JPM	10/2016		16,580		4,947	8	(160)
	10/2016		$3,965	BRL	16,580	1,133	0
	10/2016		893	CNH	6,083	18	0
	01/2017	BRL	1,941		$565	0	(16)
	01/2017	JPY	60,000		594	0	0
MSB	10/2016	BRL	8,276		2,114	3	(434)
	10/2016	EUR	993		1,123	8	0
	10/2016		$2,550	BRL	8,276	0	(5)
	11/2016		592		1,933	0	(3)
SCX	10/2016	CNH	74,899		$11,437	222	0
	10/2016	EUR	542		606	0	(3)
	10/2016	GBP	31		40	0	0

94	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	10/2016	RUB	23,918		$364	$0	$(15)
	10/2016		$205	CNH	1,386	2	0
	10/2016		1,649	JPY	166,003	0	(11)
	11/2016	JPY	166,003		$1,651	12	0
	11/2016		$1,149	SGD	1,566	0	(1)
	02/2017	CNH	33,966		$4,906	0	(150)
	02/2017		$1,687	CNH	11,341	1	0
SOG	10/2016		305		2,059	3	0
UAG	10/2016	JPY	60,000		$573	0	(19)
	10/2016		$565	MXN	10,995	1	0

Total Forward Foreign Currency Contracts						$1,708	$(1,855)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
CBK	Call - OTC USD versus JPY	JPY	115.000	11/23/2016	$	1,517	$16	$0
GLM	Put - OTC EUR versus MXN	MXN	19.000	02/15/2017	EUR	400	16	1
	Put - OTC USD versus MXN		18.800	11/09/2016	$	543	7	4
SOG	Put - OTC USD versus RUB	RUB	73.000	02/24/2017		300	13	40

							$52	$45

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250%	04/13/2018	$	100	$10	$14
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	04/13/2018		100	10	5
BPS	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	04/13/2018		200	18	28
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	04/13/2018		200	20	10
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300	04/17/2019		400	46	66
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300	04/17/2019		400	46	29
CBK	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.700	10/03/2016		3,000	6	0
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.970	09/24/2018		500	25	11
GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	03/28/2017		3,700	12	8
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.970	09/24/2018		1,100	57	24
JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	03/28/2017		3,800	14	8
MYC	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.240	05/16/2018		300	30	42
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.240	05/16/2018		300	30	16
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.245	05/17/2018		900	84	128
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.245	05/17/2018		900	96	49
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.285	05/23/2018		1,300	129	193
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.285	05/23/2018		1,300	129	67
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050	12/12/2018		750	36	17
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.350	05/28/2019		1,100	127	192
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.350	05/28/2019		1,100	127	77

								$1,052	$984

Total Purchased Options								$1,104	$1,029

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC USD versus RUB	RUB	80.000	12/02/2016	$	500	$(27)	$0
CBK	Call - OTC USD versus JPY	JPY	119.000	11/23/2016		3,034	(14)	0
DUB	Call - OTC USD versus BRL	BRL	5.000	10/19/2017		125	(16)	(2)
	Put - OTC USD versus BRL		5.000	10/19/2017		125	(19)	(50)
FBF	Put - OTC EUR versus MXN	MXN	18.900	03/21/2017	EUR	260	(10)	(1)
	Call - OTC EUR versus MXN		22.650	03/21/2017		260	(9)	(11)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	95

Schedule of Investments PIMCO RAE Fundamental PLUS Small Fund (Cont.)

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
	Call - OTC USD versus BRL	BRL	5.000	10/19/2017	$	375	$(47)	$(5)
	Put - OTC USD versus BRL		5.000	10/19/2017		375	(56)	(150)
	Call - OTC USD versus BRL		6.300	01/11/2018		144	(8)	(1)
GLM	Call - OTC EUR versus MXN	MXN	26.750	02/15/2017	EUR	400	(13)	(3)
	Put - OTC EUR versus MXN		18.900	03/21/2017		392	(16)	(1)
	Call - OTC EUR versus MXN		22.650	03/21/2017		392	(13)	(17)
	Put - OTC USD versus MXN		18.350	11/09/2016	$	1,086	(8)	(4)
HUS	Call - OTC EUR versus RUB	RUB	85.000	12/02/2016	EUR	300	(20)	0
	Put - OTC USD versus BRL	BRL	3.150	10/11/2016	$	605	(4)	(1)
	Call - OTC USD versus BRL		3.350	10/11/2016		605	(4)	(2)
SOG	Call - OTC EUR versus RUB	RUB	85.000	12/02/2016	EUR	200	(14)	0
	Call - OTC USD versus RUB		110.000	02/24/2017	$	300	(13)	0

							$(311)	$(248)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600%	09/24/2018	$ 2,700	$ (28)	$(12)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	10/03/2016	600	(5)	(1)
GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600	09/24/2018	5,500	(59)	(24)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.555	03/28/2017	200	(3)	(4)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.565	03/28/2017	600	(10)	(12)
JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.555	03/28/2017	300	(5)	(6)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.565	03/28/2017	500	(9)	(10)
MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.700	12/12/2018	3,700	(39)	(17)

							$ (158)	$(86)

STRADDLE OPTIONS

Counterparty	Description	Exercise Level (1)	Expiration Date	Notional Amount	Premiums (Received) (1)	Market Value
JPM	Call & Put - OTC 1-Year USD/KRW versus 1-Year USD/KRW Forward Currency Volatility Agreement	0.000%	02/20/2017	$ 18	$0	$1

Total Written Options					$(469)	$(333)

(1)	Exercise level and final premium determined on a future date, based upon implied volatility parameters.

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2016:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		0		825		(378)		(429)		0		18
Notional Amount in $	$	20,406		$11,830		$(1,922)	$	(7,226)	$	(1,696)	$	21,392
Notional Amount in EUR	EUR	6,604	EUR	3,245	EUR	0	EUR	(7,114)	EUR	(531)	EUR	2,204
Notional Amount in GBP	GBP	0	GBP	1,800	GBP	0	GBP	(1,800)	GBP	0	GBP	0
Premiums	$	(515)		$(261)		$60	$	214	$	23	$	(479)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2016 (3)	Notional Amount (4)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
BOA	Volkswagen International Finance NV	1.000%	12/20/2016	0.311%	EUR 100	$(1)	$1	$0	$0
	Volvo Treasury AB	1.000	03/20/2021	0.782	100	(6)	7	1	0
BPS	Volkswagen International Finance NV	1.000	12/20/2016	0.311	100	(1)	1	0	0
BRC	Brazil Government International Bond	1.000	12/20/2016	0.558	$ 100	(1)	1	0	0
DUB	Brazil Government International Bond	1.000	12/20/2016	0.558	100	(1)	1	0	0
GST	Brazil Government International Bond	1.000	12/20/2016	0.558	200	(3)	3	0	0
	Volkswagen International Finance NV	1.000	12/20/2016	0.311	EUR 100	(1)	1	0	0
	Volkswagen International Finance NV	1.000	12/20/2017	0.355	50	(1)	2	1	0
JPM	Brazil Government International Bond	1.000	12/20/2016	0.558	$ 100	(1)	1	0	0
	Volkswagen International Finance NV	1.000	12/20/2017	0.355	EUR 50	(1)	2	1	0

						$(17)	$20	$3	$0

96	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value (5)
							Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	$6,558	$ (1,344)	$337	$0	$(1,007)
	CDX.HY-23 5-Year Index 25-35%	5.000	12/20/2019	200	27	1	28	0
CBK	CDX.HY-23 5-Year Index 25-35%	5.000	12/20/2019	300	40	2	42	0

					$ (1,277)	$340	$70	$(1,007)

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	3-Month KRW-KORIBOR	1.260%	07/20/2026	KRW	160,000	$0	$0	$0	$0
CBK	Receive	3-Month EUR-EXT-CPI	0.990	03/31/2020	EUR	100	0	(2)	0	(2)
	Receive	3-Month KRW-KORIBOR	1.260	07/20/2026	KRW	250,000	0	0	0	0
DUB	Pay	1-Month GBP-UKRPI	3.300	11/15/2030	GBP	279	0	5	5	0
	Receive	3-Month KRW-KORIBOR	1.260	07/20/2026	KRW	330,000	0	0	0	0
GLM	Receive	3-Month EUR-EXT-CPI	0.992	03/30/2020	EUR	4,400	(1)	(88)	0	(89)
JPM	Pay	1-Month GBP-UKRPI	3.300	11/15/2030	GBP	210	0	3	3	0
	Receive	3-Month KRW-KORIBOR	1.260	07/20/2026	KRW	330,000	0	0	0	0

							$(1)	$(82)	$8	$(91)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive (6)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
DUB	Receive	ERAUSST Index	21,336	1-Month USD-LIBOR less a specified spread	12/15/2016	$53,797	$0	$6,251	$6,251	$0

Total Swap Agreements							$(1,295)	$6,529	$6,332	$(1,098)

(6)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2016:

(k)	Securities with an aggregate market value of $2,482 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure (7)
BOA	$26	$19	$29	$74	$(27)	$0	$(1,007)	$(1,034)	$(960)	$1,241	$281
BPS	5	133	0	138	(423)	0	0	(423)	(285)	274	(11)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	97

Schedule of Investments PIMCO RAE Fundamental PLUS Small Fund (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure (7)
BRC	$39	$0	$0	$39	$0	$0	$0	$0	$39	$0	$39
CBK	0	11	42	53	(346)	(13)	(2)	(361)	(308)	274	(34)
DUB	18	0	6,256	6,274	(50)	(52)	0	(102)	6,172	(5,663)	509
FBF	6	0	0	6	(6)	(168)	0	(174)	(168)	156	(12)
GLM	22	37	0	59	(160)	(65)	(89)	(314)	(255)	270	15
GST	0	0	1	1	0	0	0	0	1	0	1
HUS	181	0	0	181	(26)	(3)	0	(29)	152	(300)	(148)
JPM	1,159	8	4	1,171	(176)	(15)	0	(191)	980	(950)	30
MSB	11	0	0	11	(442)	0	0	(442)	(431)	266	(165)
MYC	0	781	0	781	0	(17)	0	(17)	764	(750)	14
SCX	237	0	0	237	(180)	0	0	(180)	57	0	57
SOG	3	40	0	43	0	0	0	0	43	0	43
UAG	1	0	0	1	(19)	0	0	(19)	(18)	0	(18)

Total Over the Counter	$1,708	$1,029	$6,332	$9,069	$(1,855)	$(333)	$(1,098)	$(3,286)

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$1	$0	$22	$23
Swap Agreements	0	0	0	0	198	198

	$0	$0	$1	$0	$220	$221

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,708	$0	$1,708
Purchased Options	0	0	0	45	984	1,029
Swap Agreements	0	73	6,251	0	8	6,332

	$0	$73	$6,251	$1,753	$992	$9,069

	$0	$73	$6,252	$1,753	$1,212	$9,290

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$11	$11
Futures	0	0	0	0	92	92
Swap Agreements	0	18	0	0	10	28

	$0	$18	$0	$0	$113	$131

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,855	$0	$1,855
Written Options	0	0	0	247	86	333
Swap Agreements	0	1,007	0	0	91	1,098

	$0	$1,007	$0	$2,102	$177	$3,286

	$0	$1,025	$0	$2,102	$290	$3,417

98	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(29)	$0	$(6)	$(35)
Written Options	0	0	18	0	32	50
Futures	0	0	(38)	0	(232)	(270)
Swap Agreements	0	(38)	0	0	(880)	(918)

	$0	$(38)	$(49)	$0	$(1,086)	$(1,173)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,509	$0	$1,509
Purchased Options	0	0	0	(18)	(18)	(36)
Written Options	0	0	0	69	7	76
Swap Agreements	0	39	335	0	(72)	302

	$0	$39	$335	$1,560	$(83)	$1,851

	$0	$1	$286	$1,560	$(1,169)	$678

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$2	$2
Written Options	0	0	0	0	(1)	(1)
Futures	0	0	1	0	688	689
Swap Agreements	0	(68)	0	0	14	(54)

	$0	$(68)	$1	$0	$703	$636

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,899)	$0	$(1,899)
Purchased Options	0	0	0	(8)	(57)	(65)
Written Options	0	0	0	45	86	131
Swap Agreements	0	306	6,221	0	182	6,709

	$0	$306	$6,221	$(1,862)	$211	$4,876

	$0	$238	$6,222	$(1,862)	$914	$5,512

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Investments in Securities, at Value
Bank Loan Obligations	$0	$715	$27	$742
Corporate Bonds & Notes
Banking & Finance	0	3,344	0	3,344
Industrials	0	2,272	0	2,272
Utilities	0	240	0	240
Municipal Bonds & Notes
Illinois	0	219	0	219
U.S. Government Agencies	0	3,947	0	3,947
U.S. Treasury Obligations	0	22,450	0	22,450
Non-Agency Mortgage-Backed Securities	0	8,756	0	8,756
Asset-Backed Securities	0	2,152	0	2,152
Sovereign Issues	0	1,790	0	1,790
Preferred Securities
Banking & Finance	186	0	0	186
Short-Term Instruments
Certificates of Deposit	0	1,102	0	1,102
Repurchase Agreements	0	565	0	565
Short-Term Notes	0	100	0	100
Japan Treasury Bills	0	8,879	0	8,879

	$186	$56,531	$27	$56,744

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$9,133	$0	$0	$9,133

Total Investments	$9,319	$56,531	$27	$65,877

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(1,037)	$0	$(1,037)
U.S. Treasury Obligations	0	(567)	0	(567)

	$0	$(1,604)	$0	$(1,604)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	23	198	0	221
Over the counter	0	9,069	0	9,069

	$23	$9,267	$0	$9,290

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(92)	(39)	0	(131)
Over the counter	0	(3,286)	0	(3,286)

	$(92)	$(3,325)	$0	$(3,417)

Totals	$9,250	$60,869	$27	$70,146

There were no significant transfers between Levels 1, 2, or 3 during the period ended September 30, 2016.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	99

Schedule of Investments PIMCO RAE Low Volatility PLUS Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 97.7%

BANK LOAN OBLIGATIONS 0.2%
Avago Technologies Cayman Ltd.
3.524% due 02/01/2023		$337	$342

Total Bank Loan Obligations (Cost $334)			342

CORPORATE BONDS & NOTES 16.9%

BANKING & FINANCE 9.0%
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (f)	EUR	1,000	1,163
Banco Santander Chile
1.565% due 04/11/2017		$700	702
Bank of America Corp.
1.435% due 08/25/2017		100	100
2.650% due 04/01/2019		100	102
Barclays PLC
3.200% due 08/10/2021		1,200	1,207
Bear Stearns Cos. LLC
7.250% due 02/01/2018		1,300	1,396
BNP Paribas S.A.
7.375% due 08/19/2025 (f)		200	200
BPCE S.A.
1.487% due 06/17/2017		900	901
5.700% due 10/22/2023		400	436
Caixa Economica Federal
2.375% due 11/06/2017		100	99
Citigroup, Inc.
5.950% due 05/15/2025 (f)		600	613
Credit Agricole S.A.
1.390% due 06/12/2017		2,000	2,003
7.875% due 01/23/2024 (f)		200	201
Dexia Credit Local S.A.
2.000% due 01/22/2021	EUR	200	246
Goldman Sachs Group, Inc.
1.875% due 04/23/2020		$1,300	1,309
2.241% due 11/15/2021		300	299
HBOS PLC
6.750% due 05/21/2018		100	107
HSBC Holdings PLC
2.354% due 01/05/2022 (b)		300	302
HSBC USA, Inc.
1.558% due 08/07/2018		500	501
International Lease Finance Corp.
7.125% due 09/01/2018		500	547
JPMorgan Chase & Co.
1.265% due 04/25/2018		1,100	1,100
Lloyds Banking Group PLC
7.625% due 06/27/2023 (f)	GBP	332	441
Morgan Stanley
1.995% due 04/25/2018		$200	202
3.875% due 04/29/2024		600	643
5.950% due 12/28/2017		400	421
Realkredit Danmark A/S
2.000% due 04/01/2017	DKK	2,000	305
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 (f)		$400	371
Swedbank Hypotek AB
1.375% due 03/28/2018		500	501
UBS AG
1.557% due 03/26/2018		2,100	2,106
5.125% due 05/15/2024		400	414
7.250% due 02/22/2022		400	407
Volkswagen Bank GmbH
0.112% due 11/27/2017	EUR	100	112

			19,457

INDUSTRIALS 5.5%
AbbVie, Inc.
2.500% due 05/14/2020		$200	204
3.600% due 05/14/2025		200	210

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.500% due 05/14/2035		$100	$107
4.700% due 05/14/2045		100	108
Actavis Funding SCS
2.100% due 03/12/2020		200	204
4.750% due 03/15/2045		600	660
Amgen, Inc.
1.411% due 05/22/2019		300	301
Anheuser-Busch InBev Finance, Inc.
2.650% due 02/01/2021		400	413
3.650% due 02/01/2026		500	537
Charter Communications Operating LLC
4.464% due 07/23/2022		300	324
4.908% due 07/23/2025		400	442
6.384% due 10/23/2035		100	118
6.484% due 10/23/2045		100	122
6.834% due 10/23/2055		100	121
CNPC General Capital Ltd.
1.717% due 05/14/2017		200	200
2.750% due 05/14/2019		700	717
CVS Health Corp.
3.500% due 07/20/2022		200	214
HCA, Inc.
5.000% due 03/15/2024		200	213
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	1,900	2,102
Kraft Heinz Foods Co.
2.000% due 07/02/2018		$200	202
3.500% due 07/15/2022		100	106
3.950% due 07/15/2025		100	108
5.000% due 07/15/2035		100	116
5.200% due 07/15/2045		100	119
Nissan Motor Acceptance Corp.
1.385% due 03/03/2017		400	401
Roche Holdings, Inc.
1.178% due 09/30/2019		1,600	1,600
Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019		190	190
2.400% due 09/23/2021		160	161
Zimmer Biomet Holdings, Inc.
4.250% due 08/15/2035		1,400	1,428

			11,748

UTILITIES 2.4%
AT&T, Inc.
1.768% due 06/30/2020		500	505
3.000% due 06/30/2022		600	618
4.500% due 05/15/2035		100	106
5.875% due 10/01/2019		500	560
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022		75	24
Petrobras Global Finance BV
3.750% due 01/14/2021	EUR	500	550
4.375% due 05/20/2023		$200	179
8.375% due 05/23/2021		500	549
Spire, Inc.
1.567% due 08/15/2017		1,000	997
Sprint Communications, Inc.
8.375% due 08/15/2017		400	416
SSE PLC
5.625% due 10/01/2017 (f)	EUR	500	588

			5,092

Total Corporate Bonds & Notes (Cost $36,362)			36,297

U.S. GOVERNMENT AGENCIES 10.3%
Fannie Mae
0.585% due 07/25/2037		$22	22
Fannie Mae, TBA
3.000% due 11/01/2046		8,000	8,299
3.500% due 10/01/2031 - 11/01/2046		10,500	11,071
Freddie Mac
0.924% due 11/15/2043		530	529

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ginnie Mae, TBA
4.000% due 10/01/2046		$2,000	$2,150

Total U.S. Government Agencies (Cost $22,032)			22,071

U.S. TREASURY OBLIGATIONS 26.9%
U.S. Treasury Bonds
3.000% due 11/15/2044		1,200	1,373
3.125% due 08/15/2044		6,800	7,963
3.750% due 11/15/2043 (h)		2,000	2,611
U.S. Treasury Inflation Protected Securities (e)
0.125% due 07/15/2022		9,732	9,978
0.125% due 01/15/2023 (j)(l)		3,753	3,819
0.125% due 07/15/2024		6,588	6,697
0.375% due 07/15/2023		2,689	2,791
0.625% due 01/15/2026		608	640
0.750% due 02/15/2045		307	318
2.375% due 01/15/2025		1,149	1,372
2.500% due 01/15/2029		1,569	1,998
U.S. Treasury Notes
1.875% due 11/30/2021 (l)		8,800	9,090
2.000% due 02/15/2025 (j)(l)		4,000	4,145
2.000% due 08/15/2025 (l)		4,900	5,075

Total U.S. Treasury Obligations (Cost $55,010)			57,870

NON-AGENCY MORTGAGE-BACKED SECURITIES 11.4%
Alternative Loan Trust
0.925% due 08/25/2035		826	562
Banc of America Funding Trust
3.002% due 01/20/2047 ^		1,489	1,263
BCAP LLC Trust
0.735% due 05/25/2047		339	275
5.250% due 04/26/2037		764	695
Bear Stearns Adjustable Rate Mortgage Trust
3.109% due 08/25/2035		924	793
3.156% due 02/25/2034		319	312
4.094% due 01/25/2034		96	91
Bear Stearns ALT-A Trust
3.072% due 11/25/2036		501	380
Bear Stearns Structured Products, Inc. Trust
2.966% due 01/26/2036		2,256	1,807
Berica Residential MBS SRL
0.000% due 03/31/2048	EUR	142	158
Citigroup Commercial Mortgage Trust
2.306% due 09/10/2045 (a)		$938	65
Citigroup Mortgage Loan Trust, Inc.
2.760% due 09/25/2035		37	37
Claris Finance SRL
0.208% due 10/31/2060	EUR	506	567
Countrywide Alternative Loan Trust
0.735% due 07/25/2046		$589	497
0.805% due 12/25/2035		34	30
1.025% due 12/25/2035 ^		149	99
6.000% due 01/25/2037 ^		655	552
Countrywide Home Loan Mortgage Pass-Through Trust
2.602% due 02/20/2036 ^		488	433
2.725% due 11/25/2034		25	24
2.748% due 02/20/2036		841	649
2.776% due 10/19/2032		17	14
3.148% due 10/20/2035		319	279
Countrywide Home Loan Reperforming REMIC Trust
6.500% due 03/25/2035 ^		81	81
Credit Suisse First Boston Mortgage Securities Corp.
1.175% due 11/25/2031		55	46
Deco UK PLC
0.668% due 01/27/2020	GBP	659	846
Eurohome UK Mortgages PLC
0.532% due 06/15/2044		339	410
Hyatt Hotel Portfolio Trust
1.781% due 11/15/2029		$5,400	5,409

100	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
IndyMac Mortgage Loan Trust
3.024% due 05/25/2036 ^		$160	$137
3.065% due 06/25/2035 ^		362	316
JPMorgan Mortgage Trust
3.099% due 08/25/2036 ^		40	35
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.964% due 12/15/2030		11	11
Merrill Lynch Alternative Note Asset Trust
0.725% due 03/25/2037		3,825	1,675
Merrill Lynch Mortgage Investors Trust
0.775% due 11/25/2035		4	4
Morgan Stanley Re-REMIC Trust
5.250% due 05/26/2037		740	700
Newgate Funding PLC
0.545% due 12/01/2050	GBP	900	1,023
Puma SE
2.410% due 10/18/2045	AUD	331	252
2.520% due 05/13/2045		336	256
RMAC PLC
0.005% due 06/12/2037	EUR	1,724	1,814
RMAC Securities PLC
0.530% due 06/12/2044	GBP	748	896
Structured Asset Mortgage Investments Trust
0.781% due 07/19/2035		$31	30
Thornburg Mortgage Securities Trust
2.781% due 06/25/2047 ^		38	34
WaMu Mortgage Pass-Through Certificates Trust
1.507% due 02/25/2046		62	57
Wells Fargo Commercial Mortgage Trust
1.554% due 02/15/2027		300	300
Wells Fargo Mortgage-Backed Securities Trust
2.875% due 03/25/2035		536	537

Total Non-Agency Mortgage-Backed Securities (Cost $26,326)			24,451

ASSET-BACKED SECURITIES 13.0%
ACE Securities Corp. Home Equity Loan Trust
1.145% due 02/25/2036 ^		565	485
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.440% due 01/25/2035		1,110	955
Amortizing Residential Collateral Trust
1.105% due 07/25/2032		825	786
Atrium CDO Corp.
1.421% due 11/16/2022		372	373
Bear Stearns Asset-Backed Securities Trust
0.975% due 08/25/2036		300	266
1.919% due 01/25/2035		18	15
Citigroup Mortgage Loan Trust, Inc.
0.585% due 07/25/2045		372	271
0.685% due 12/25/2036		235	155
COA Summit CLO Ltd.
2.046% due 04/20/2023		139	139
Countrywide Asset-Backed Certificates
0.655% due 12/25/2036 ^		2,585	2,529
0.665% due 05/25/2035		1,320	1,111
0.665% due 08/25/2037		520	393
0.665% due 06/25/2047 ^		801	586
Fortress Credit Investments Ltd.
1.929% due 07/17/2023		1,463	1,464
Franklin CLO Ltd.
1.022% due 08/09/2019		2,356	2,343
Fraser Sullivan CLO Ltd.
1.771% due 04/20/2023		1,553	1,554
Gallatin CLO Ltd.
1.950% due 07/15/2023		152	152
GSAMP Trust
0.665% due 06/25/2036		635	556
0.675% due 09/25/2036		1,498	740
2.175% due 10/25/2034		150	142

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HSI Asset Securitization Corp. Trust
0.635% due 12/25/2036		$1,839	$797
JPMorgan Mortgage Acquisition Corp.
1.230% due 09/25/2035		239	182
Jubilee CDO BV
0.099% due 09/20/2022	EUR	286	321
LCM LP
1.581% due 04/15/2022		$307	307
Long Beach Mortgage Loan Trust
1.085% due 09/25/2034		312	290
MASTR Asset-Backed Securities Trust
0.765% due 08/25/2036		1,076	580
Morgan Stanley ABS Capital, Inc. Trust
0.605% due 09/25/2036		39	22
0.655% due 10/25/2036		151	121
1.325% due 07/25/2037		52	51
Navient Private Education Loan Trust
1.224% due 09/16/2024		352	352
OneMain Financial Issuance Trust
2.470% due 09/18/2024		579	581
Option One Mortgage Loan Trust
0.745% due 01/25/2037		169	101
Panther CDO BV
0.067% due 03/20/2084	EUR	363	405
Popular ABS Mortgage Pass-Through Trust
0.775% due 06/25/2047 ^		$930	853
Renaissance Home Equity Loan Trust
5.586% due 11/25/2036		2,636	1,518
Residential Asset Mortgage Products Trust
2.175% due 11/25/2034		267	257
Residential Asset Securities Corp. Trust
0.675% due 08/25/2036		334	314
0.695% due 11/25/2036		852	760
Soundview Home Loan Trust
0.685% due 11/25/2036		169	162
Specialty Underwriting & Residential Finance Trust
1.500% due 12/25/2035		606	552
SpringCastle America Funding LLC
3.050% due 04/25/2029 (b)		1,000	1,000
Structured Asset Investment Loan Trust
1.500% due 09/25/2034		2,132	1,894
WaMu Asset-Backed Certificates Trust
0.675% due 01/25/2037		2,207	1,654

Total Asset-Backed Securities (Cost $27,901)			28,089

SOVEREIGN ISSUES 1.5%
Brazil Government International Bond
5.625% due 02/21/2047		400	394
Export-Import Bank of Korea
1.423% due 01/14/2017		2,000	2,003
Korea Land & Housing Corp.
1.875% due 08/02/2017		900	903

Total Sovereign Issues (Cost $3,286)			3,300

		SHARES
PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%
GMAC Capital Trust
6.602% due 02/15/2040		4,653	118

Total Preferred Securities (Cost $125)			118

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 17.4%

CERTIFICATES OF DEPOSIT 1.7%
Credit Suisse AG
1.645% due 09/12/2017		$800	801

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Mitsubishi UFJ Trust & Banking Corp.
1.577% due 09/19/2017		$300	$300
Natixis S.A.
1.553% due 09/25/2017		1,300	1,303
Sumitomo Mitsui Banking Corp.
1.550% due 09/15/2017		400	400
Sumitomo Mitsui Trust Bank Limited
1.584% due 09/18/2017		900	901

			3,705

REPURCHASE AGREEMENTS (g) 0.2%
			506

SHORT-TERM NOTES 0.1%
Kraft Heinz Foods Co.
1.600% due 06/30/2017		200	201

JAPAN TREASURY BILLS 15.2%
(0.314)% due 10/17/2016 - 01/10/2017 (c)(d)	JPY	3,320,000	32,752

U.S. TREASURY BILLS 0.2%
0.475% due 03/02/2017 - 03/09/2017 (c)(d)(l)		$523	522

Total Short-Term Instruments (Cost $36,739)			37,686

Total Investments in Securities (Cost $208,115)			210,224

		SHARES
INVESTMENTS IN AFFILIATES 18.1%

SHORT-TERM INSTRUMENTS 18.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 18.1%
PIMCO Short-Term Floating NAV Portfolio III		3,938,909	38,940

Total Short-Term Instruments (Cost $38,908)			38,940

Total Investments in Affiliates (Cost $38,908)			38,940

Total Investments 115.8% (Cost $247,023)			$249,164

Financial Derivative Instruments (i)(k) 7.8% (Cost or Premiums, net $2,079)			16,836

Other Assets and Liabilities, net (23.6)%			(50,769)

Net Assets 100.0%			$215,231

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	101

Schedule of Investments PIMCO RAE Low Volatility PLUS Fund (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	09/30/2016	10/03/2016	$506	U.S. Treasury Bonds 8.000% due 11/15/2021 (2)	$(521)	$506	$506

Total Repurchase Agreements						$(521)	$506	$506

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate (3)	Borrowing Date	Maturity Date	Amount Borrowed (3)	Payable for Sale-Buyback Transactions
NOM	0.550%	07/01/2016	10/03/2016	$(2,666)	$(2,670)

Total Sale-Buyback Transactions					$(2,670)

(3)

The average amount of borrowings outstanding during the period ended September 30, 2016 was $(6,270) at a weighted average interest rate of 0.622%. Average borrowings includes reverse repurchase agreements, of which there were none open at period end.

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES AND U.S. TREASURY OBLIGATIONS

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales (4)
Fannie Mae, TBA	3.000%	10/01/2046	$ 4,000	$(4,142)	$(4,159)
U.S. Treasury Bonds	4.500	02/15/2036	2,000	(2,872)	(2,832)

Total Short Sales				$(7,014)	$(6,991)

(4)	Payable for short sales includes $(12) of accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2016:

(h)	Securities with an aggregate market value of $2,611 have been pledged as collateral under the terms of the following master agreements as of September 30, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure (5)
Global/Master Repurchase Agreement
SSB	$506	$0	$0	$0	$506	$(521)	$(15)

Master Securities Forward Transaction Agreement
NOM	0	0	(2,670)	(2,832)	(5,502)	2,611	(2,891)

Total Borrowings and Other Financing Transactions	$506	$0	$(2,670)	$(2,832)

102	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$0	$(2,670)	$0	$0	$(2,670)

Total Borrowings	$0	$(2,670)	$0	$0	$(2,670)

Gross amount of recognized liabilities for sale-buyback financing transactions					$(2,670)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CBOT U.S. Treasury 10-Year Note November Futures	$131.000	10/21/2016	68	$(39)	$(43)

Total Written Options				$(39)	$(43)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2016	551	$(1,603)	$7	$0
90-Day Eurodollar December Futures	Long	12/2017	440	25	0	(22)
90-Day Eurodollar December Futures	Short	12/2019	440	(62)	49	0
E-mini S&P 500 Index December Futures	Long	12/2016	35	15	21	0
Euro-Bobl December Futures	Long	12/2016	57	36	0	(10)
Euro-Bund 10-Year Bond December Futures	Long	12/2016	33	51	0	(17)
U.S. Treasury 2-Year Note December Futures	Long	12/2016	132	0	0	(12)
U.S. Treasury 5-Year Note December Futures	Long	12/2016	54	2	0	(11)
U.S. Treasury 10-Year Note December Futures	Long	12/2016	285	(22)	0	(120)
U.S. Treasury Ultra Long-Term Bond December Futures	Long	12/2016	16	(60)	0	(35)

Total Futures Contracts				$(1,618)	$77	$(227)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month USD-LIBOR *	1.100%	01/23/2018	$	3,300	$4	$4	$0	$0
Receive	3-Month USD-LIBOR	1.750	12/16/2018		59,600	(1,231)	(962)	21	0
Pay	3-Month USD-LIBOR	2.000	12/16/2020		18,100	740	469	0	(24)
Receive	3-Month USD-LIBOR *	1.500	12/21/2021		10,700	(143)	76	20	0
Receive	3-Month USD-LIBOR	1.934	09/01/2022		18,100	(725)	(725)	41	0
Receive	3-Month USD-LIBOR	2.000	06/15/2023		2,900	(152)	(85)	8	0
Receive	3-Month USD-LIBOR *	1.750	12/21/2023		11,400	(315)	(76)	36	0
Receive	3-Month USD-LIBOR	2.330	08/19/2025		8,900	(695)	(663)	39	0
Receive	3-Month USD-LIBOR	2.300	12/03/2025		500	(41)	(34)	2	0
Receive	3-Month USD-LIBOR	2.150	12/03/2025		2,400	(163)	(137)	11	0
Receive	3-Month USD-LIBOR *	1.750	12/21/2026		7,500	(187)	0	41	0
Receive	3-Month USD-LIBOR *	2.098	07/01/2041		2,700	(6)	(6)	8	0
Receive	3-Month USD-LIBOR	2.500	06/15/2046		6,000	(1,025)	(869)	108	0
Receive	3-Month USD-LIBOR	2.250	09/14/2046		5,900	(611)	(448)	104	0
Receive	3-Month USD-LIBOR *	2.250	12/21/2046		9,400	(943)	(178)	169	0
Receive	3-Month USD-LIBOR *	2.285	05/25/2048		1,900	(179)	(50)	35	0
Pay	6-Month EUR-EURIBOR	0.500	09/21/2023	EUR	12,400	505	22	0	(9)
Receive	6-Month EUR-EURIBOR	1.250	09/21/2046		3,300	(523)	(24)	7	0
Receive	6-Month EUR-EURIBOR *	1.250	03/15/2047		300	(46)	(37)	1	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	103

Schedule of Investments PIMCO RAE Low Volatility PLUS Fund (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	6-Month GBP-LIBOR	2.000%	03/18/2022	GBP	3,600	$(380)	$(351)	$7	$0
Receive	6-Month GBP-LIBOR *	0.750	03/15/2027		2,300	14	(37)	12	0
Receive	6-Month GBP-LIBOR *	1.750	03/15/2047		800	(212)	(198)	23	0
Pay	28-Day MXN-TIIE	6.075	09/21/2021	MXN	34,700	(1)	(1)	0	(4)
Pay	28-Day MXN-TIIE	5.675	11/09/2021		53,300	(52)	(135)	0	(6)
Receive	28-Day MXN-TIIE	6.062	02/09/2026		16,900	19	19	1	0

						$(6,348)	$(4,426)	$694	$(43)

Total Swap Agreements						$(6,348)	$(4,426)	$694	$(43)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2016:

(j)	Securities with an aggregate market value of $1,466 and cash of $2,984 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value		Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options		Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$77	$694	$771		$(43)	$(227)	$(43)	$(313)

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2016	BRL	17,766		$5,473	$10	$0
	10/2016	GBP	5,555		7,350	149	0
	10/2016		$5,438	BRL	17,766	25	0
	10/2016		307	DKK	2,040	1	0
	12/2016	JPY	280,000		$2,758	0	(13)
	01/2017		260,000		2,577	2	0
	04/2017	DKK	2,040		310	0	(1)
BPS	10/2016	BRL	6,047		1,520	3	(341)
	10/2016	CNH	1,825		272	0	(1)
	10/2016	JPY	940,000		8,938	0	(339)
	10/2016	MXN	49,189		2,497	0	(35)
	10/2016		$1,509	BRL	4,900	0	(3)
	10/2016		7,227	GBP	5,555	0	(27)
	11/2016	GBP	5,555		$7,231	26	0
	11/2016	ZAR	3,914		275	0	(8)
BRC	10/2016		$2,390	CNH	16,159	29	0
CBK	10/2016	BRL	20,280		$4,856	0	(1,380)
	10/2016	JPY	1,210,000		11,509	0	(433)
	10/2016		$6,247	BRL	20,280	0	(11)
	10/2016		984	MXN	17,867	0	(64)
	01/2017	JPY	180,000		$1,784	1	0
DUB	10/2016		$1,325	CNH	8,947	15	0
	01/2017	BRL	2,180		$517	0	(135)
FBF	10/2016		$3,055	RUB	195,717	52	0
	12/2016	RUB	195,716		$3,013	0	(50)
GLM	10/2016	BRL	60,580		18,075	29	(581)
	10/2016	JPY	622,813		6,209	67	0
	10/2016		$15,122	BRL	60,580	3,505	0
	10/2016		10,759	EUR	9,598	23	0
	11/2016	EUR	9,598		$10,772	0	(24)
	01/2017		$531	BRL	2,180	122	0
HUS	10/2016		355		1,143	0	(5)

104	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	10/2016		$6,180	CNH	40,510	$10	$(125)
	11/2016	SGD	5,656		$4,217	69	0
	01/2021	BRL	1,010		156	0	(71)
JPM	10/2016	AUD	716		539	0	(9)
	10/2016	BRL	41,830		9,881	0	(2,981)
	10/2016	DKK	2,050		307	0	(2)
	10/2016		$11,263	BRL	41,830	1,611	(11)
	10/2016		1,320	CNH	8,923	16	0
	01/2017	JPY	230,000		$2,279	0	0
	01/2017		$1,516	CNH	10,378	31	0
MSB	10/2016	BRL	23,986		$7,011	25	(389)
	10/2016	EUR	8,006		9,055	62	0
	10/2016		$7,389	BRL	23,986	0	(13)
	11/2016		5,442		17,766	0	(26)
SCX	10/2016	EUR	1,978		$2,212	0	(10)
	10/2016	RUB	195,716		2,980	0	(127)
	10/2016		$14,777	CNH	97,992	12	(117)
	10/2016		6,185	JPY	622,813	0	(43)
	11/2016	JPY	622,813		$6,192	43	0
	11/2016		$4,122	SGD	5,616	0	(3)
	02/2017	CNH	112,037		$16,181	0	(495)
	02/2017		$13,517	CNH	90,876	9	0
SOG	10/2016		1,512		10,209	17	0
	11/2016		161	KRW	179,405	2	0
UAG	10/2016	CNH	269,839		$41,320	917	0
	10/2016	JPY	220,000		2,100	0	(71)
	10/2016		$7,965	CNH	54,341	171	0
	10/2016		430	EUR	386	3	0
	10/2016		2,119	MXN	41,244	4	0
	02/2017		599	CNH	3,973	0	(8)

Total Forward Foreign Currency Contracts						$7,061	$(7,952)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC USD versus RUB	RUB	71.150	02/22/2017		$100	$4	$11
CBK	Call - OTC USD versus JPY	JPY	115.000	11/23/2016		7,467	79	1
GLM	Put - OTC EUR versus MXN	MXN	19.000	02/15/2017	EUR	1,900	74	4
	Put - OTC USD versus MXN		18.800	11/09/2016		$2,012	28	16
SOG	Put - OTC USD versus RUB	RUB	73.000	02/24/2017		2,400	101	318

							$286	$350

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250%	04/13/2018	$	600	$58	$85
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	04/13/2018		600	59	30
BPS	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	04/13/2018		1,200	111	169
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	04/13/2018		1,200	122	61
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300	04/17/2019		2,400	275	396
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300	04/17/2019		2,400	275	173
CBK	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.700	10/03/2016		15,000	29	0
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	12/21/2016		8,600	73	16
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.970	09/24/2018		6,100	310	134
GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	03/28/2017		15,200	52	32
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.970	09/24/2018		3,500	176	77
JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	03/28/2017		18,100	65	39
MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	12/21/2016		4,300	37	8
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.240	05/16/2018		1,200	120	169

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	105

Schedule of Investments PIMCO RAE Low Volatility PLUS Fund (Cont.)

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.240%	05/16/2018	$	1,200	$120	$65
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.245	05/17/2018		4,400	408	625
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.245	05/17/2018		4,400	471	237
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.285	05/23/2018		6,300	625	937
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.285	05/23/2018		6,300	625	322
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.350	05/28/2019		4,400	507	767
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.350	05/28/2019		4,400	507	309

								$5,025	$4,651

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
FAR	Put - OTC Fannie Mae 3.000% due 10/01/2046	$	88.000	10/06/2016	$	25,000	$1	$0

Total Purchased Options							$5,312	$5,001

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC USD versus RUB	RUB	80.000	12/02/2016	$	4,100	$(225)	$(1)
	Call - OTC USD versus RUB		108.000	02/22/2017		100	(4)	0
DUB	Call - OTC USD versus BRL	BRL	5.000	10/19/2017		1,334	(172)	(16)
	Put - OTC USD versus BRL		5.000	10/19/2017		1,334	(199)	(534)
FBF	Put - OTC EUR versus MXN	MXN	18.900	03/21/2017	EUR	1,193	(46)	(3)
	Call - OTC EUR versus MXN		22.650	03/21/2017		1,193	(41)	(53)
	Call - OTC USD versus BRL	BRL	5.000	10/19/2017	$	4,007	(508)	(50)
	Put - OTC USD versus BRL		5.000	10/19/2017		4,007	(605)	(1,604)
	Call - OTC USD versus BRL		6.300	01/11/2018		1,072	(57)	(8)
GLM	Call - OTC EUR versus MXN	MXN	26.750	02/15/2017	EUR	1,900	(61)	(12)
	Put - OTC EUR versus MXN		18.900	03/21/2017		1,774	(72)	(4)
	Call - OTC EUR versus MXN		22.650	03/21/2017		1,774	(58)	(78)
	Put - OTC USD versus MXN		18.350	11/09/2016	$	4,024	(28)	(14)
HUS	Call - OTC EUR versus RUB	RUB	85.000	12/02/2016	EUR	2,100	(137)	(2)
	Put - OTC USD versus BRL	BRL	3.150	10/11/2016	$	2,234	(15)	(3)
	Call - OTC USD versus BRL		3.350	10/11/2016		2,234	(15)	(7)
SOG	Call - OTC EUR versus RUB	RUB	85.000	12/02/2016	EUR	1,900	(135)	(2)
	Call - OTC USD versus RUB		110.000	02/24/2017	$	2,400	(104)	(1)

							$(2,482)	$(2,392)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.770%	12/21/2016	$ 17,200	$(73)	$(7)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600	09/24/2018	30,700	(319)	(131)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	10/03/2016	3,200	(29)	(7)
GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600	09/24/2018	19,100	(197)	(81)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.555	03/28/2017	700	(12)	(14)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.565	03/28/2017	2,500	(40)	(52)
JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.555	03/28/2017	1,300	(22)	(26)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.565	03/28/2017	2,500	(43)	(51)
MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.770	12/21/2016	8,600	(37)	(3)

							$(772)	$(372)

STRADDLE OPTIONS

Counterparty	Description	Exercise Level (1)	Expiration Date	Notional Amount	Premiums (1)	Market Value
JPM	Call & Put - OTC 1-Year USD/KRW versus 1-Year USD/KRW Forward Currency Volatility Agreement	0.000%	02/20/2017	$ 138	$0	$4

Total Written Options					$(3,254)	$(2,760)

(1)	Exercise level and final premium determined on a future date, based upon implied volatility parameters.

106	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2016:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		0		3,670		(1,805)		(1,797)		0		68
Notional Amount in $	$	100,340		$69,604		$(19,958)	$	(26,814)	$	(10,388)	$	112,784
Notional Amount in EUR	EUR	20,434	EUR	9,643	EUR	0	EUR	(16,252)	EUR	(1,991)	EUR	11,834
Notional Amount in GBP	GBP	0	GBP	3,600	GBP	0	GBP	(3,600)	GBP	0	GBP	0
Premiums	$	(3,505)		$(1,173)		$403	$	786	$	196	$	(3,293)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2016 (3)	Notional Amount (4)		Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BOA	Volkswagen International Finance NV	1.000%	12/20/2016	0.311%	EUR	300	$(2)	$3	$1	$0
BPS	Volkswagen International Finance NV	1.000	12/20/2016	0.311		350	(5)	6	1	0
BRC	Brazil Government International Bond	1.000	12/20/2016	0.558	$	300	(4)	4	0	0
DUB	Brazil Government International Bond	1.000	12/20/2016	0.558		300	(4)	4	0	0
GST	Brazil Government International Bond	1.000	12/20/2016	0.558		800	(10)	11	1	0
	Greece Government International Bond	1.000	12/20/2016	11.84		500	(70)	58	0	(12)
	Volkswagen International Finance NV	1.000	12/20/2016	0.311	EUR	300	(4)	5	1	0
JPM	Brazil Government International Bond	1.000	12/20/2016	0.558	$	400	(4)	5	1	0
	Volkswagen International Finance NV	1.000	12/20/2016	0.311	EUR	200	(2)	2	0	0
	Volkswagen International Finance NV	1.000	12/20/2017	0.355		100	(2)	3	1	0
MYC	Volkswagen International Finance NV	1.000	12/20/2016	0.311		200	(2)	2	0	0

							$(109)	$103	$6	$(12)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (4)	Premiums Paid	Unrealized Appreciation	Swap Agreements, at Value (5)
							Asset	Liability
BOA	CDX.HY-23 5-Year Index 25-35%	5.000%	12/20/2019	$800	$107	$5	$112	$0
CBK	CDX.HY-23 5-Year Index 25-35%	5.000	12/20/2019	800	107	4	111	0

					$214	$9	$223	$0

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	3-Month KRW-KORIBOR	1.260%	07/20/2026	KRW	590,000	$0	$0	$0	$0
CBK	Pay	1-Month GBP-UKRPI	3.400	06/15/2030	GBP	240	0	14	14	0
	Receive	3-Month KRW-KORIBOR	1.260	07/20/2026	KRW	890,000	0	0	0	0
DUB	Pay	1-Month GBP-UKRPI	3.300	11/15/2030	GBP	2,703	(4)	47	43	0
	Receive	3-Month KRW-KORIBOR	1.260	07/20/2026	KRW	1,190,000	0	0	0	0
FBF	Pay	1-Month GBP-UKRPI	3.400	06/15/2030	GBP	200	1	11	12	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	107

Schedule of Investments PIMCO RAE Low Volatility PLUS Fund (Cont.)

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
GLM	Receive	3-Month EUR-EXT-CPI	0.740%	01/26/2020	EUR	9,300	$(42)	$(56)	$0	$(98)
	Receive	3-Month EUR-EXT-CPI	0.992	03/30/2020		7,500	(1)	(150)	0	(151)
JPM	Pay	1-Month GBP-UKRPI	3.300	11/15/2030	GBP	620	1	9	10	0
	Receive	3-Month KRW-KORIBOR	1.260	07/20/2026	KRW	1,191,000	0	0	0	0

							$ (45)	$(125)	$ 79	$(249)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive (6)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BPS	Receive	RALVEIUT Index	1,059,846	1-Month USD-LIBOR plus a specified spread	11/15/2016	$ 125,402	$0	$14,362	$14,362	$0
CBK	Receive	RALVEIUT Index	539,552	1-Month USD-LIBOR plus a specified spread	07/13/2017	70,519	0	619	619	0

							$0	$14,981	$14,981	$0

Total Swap Agreements							$60	$14,968	$15,289	$(261)

(6)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2016:

(l)	Securities with an aggregate market value of $6,565 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure (7)
BOA	$187	$126	$113	$426	$(14)	$(1)	$0	$(15)	$411	$(280)	$131
BPS	29	799	14,363	15,191	(754)	0	0	(754)	14,437	(13,673)	764
BRC	29	0	0	29	0	0	0	0	29	0	29
CBK	1	151	744	896	(1,888)	(145)	0	(2,033)	(1,137)	1,543	406
DUB	15	0	43	58	(135)	(550)	0	(685)	(627)	407	(220)
FBF	52	0	12	64	(50)	(1,718)	0	(1,768)	(1,704)	1,747	43
GLM	3,746	129	0	3,875	(605)	(255)	(249)	(1,109)	2,766	(2,800)	(34)
GST	0	0	2	2	0	0	(12)	(12)	(10)	0	(10)
HUS	79	0	0	79	(201)	(12)	0	(213)	(134)	266	132
JPM	1,658	39	12	1,709	(3,003)	(73)	0	(3,076)	(1,367)	1,389	22
MSB	87	0	0	87	(428)	0	0	(428)	(341)	314	(27)
MYC	0	3,439	0	3,439	0	(3)	0	(3)	3,436	(3,640)	(204)
SCX	64	0	0	64	(795)	0	0	(795)	(731)	759	28
SOG	19	318	0	337	0	(3)	0	(3)	334	(280)	54
UAG	1,095	0	0	1,095	(79)	0	0	(79)	1,016	(1,170)	(154)

Total Over the Counter	$7,061	$5,001	$15,289	$27,351	$(7,952)	$(2,760)	$(261)	$(10,973)

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

108	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$21	$0	$56	$77
Swap Agreements	0	0	0	0	694	694

	$0	$0	$21	$0	$750	$771

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,061	$0	$7,061
Purchased Options	0	0	0	350	4,651	5,001
Swap Agreements	0	229	14,981	0	79	15,289

	$0	$229	$14,981	$7,411	$4,730	$27,351

	$0	$229	$15,002	$7,411	$5,480	$28,122

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$43	$43
Futures	0	0	0	0	227	227
Swap Agreements	0	0	0	0	43	43

	$0	$0	$0	$0	$313	$313

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,952	$0	$7,952
Written Options	0	0	0	2,388	372	2,760
Swap Agreements	0	12	0	0	249	261

	$0	$12	$0	$10,340	$621	$10,973

	$0	$12	$0	$10,340	$934	$11,286

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(121)	$0	$(14)	$(135)
Written Options	0	0	83	0	134	217
Futures	0	0	(12)	0	1,420	1,408
Swap Agreements	0	(1)	0	0	(4,857)	(4,858)

	$0	$(1)	$(50)	$0	$(3,317)	$(3,368)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,420	$0	$2,420
Purchased Options	0	0	0	(119)	(177)	(296)
Written Options	0	5	0	215	13	233
Swap Agreements	0	61	16,626	0	(212)	16,475

	$0	$66	$16,626	$2,516	$(376)	$18,832

	$0	$65	$16,576	$2,516	$(3,693)	$15,464

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$9	$9
Written Options	0	0	0	0	(4)	(4)
Futures	0	0	15	0	422	437
Swap Agreements	0	0	0	0	368	368

	$0	$0	$15	$0	$795	$810

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(2,534)	$0	$(2,534)
Purchased Options	0	0	0	55	(232)	(177)
Written Options	0	(4)	0	101	570	667
Swap Agreements	0	60	(2,884)	0	655	(2,169)

	$0	$56	$(2,884)	$(2,378)	$993	$(4,213)

	$0	$56	$(2,869)	$(2,378)	$1,788	$(3,403)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	109

Schedule of Investments PIMCO RAE Low Volatility PLUS Fund (Cont.)

September 30, 2016 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Investments in Securities, at Value
Bank Loan Obligations	$0	$342	$0	$342
Corporate Bonds & Notes
Banking & Finance	0	19,457	0	19,457
Industrials	0	11,748	0	11,748
Utilities	0	5,092	0	5,092
U.S. Government Agencies	0	22,071	0	22,071
U.S. Treasury Obligations	0	57,870	0	57,870
Non-Agency Mortgage-Backed Securities	0	24,451	0	24,451
Asset-Backed Securities	0	27,089	1,000	28,089
Sovereign Issues	0	3,300	0	3,300
Preferred Securities
Banking & Finance	118	0	0	118
Short-Term Instruments
Certificates of Deposit	0	3,705	0	3,705
Repurchase Agreements	0	506	0	506
Short-Term Notes	0	201	0	201
Japan Treasury Bills	0	32,752	0	32,752
U.S. Treasury Bills	0	522	0	522

	$118	$209,106	$1,000	$210,224

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$38,940	$0	$0	$38,940

Total Investments	$39,058	$209,106	$1,000	$249,164

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(4,159)	$0	$(4,159)
U.S. Treasury Obligations	0	(2,832)	0	(2,832)

	$0	$(6,991)	$0	$(6,991)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	77	694	0	771
Over the counter	0	27,351	0	27,351

	$77	$28,045	$0	$28,122

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(227)	(86)	0	(313)
Over the counter	0	(10,973)	0	(10,973)

	$(227)	$(11,059)	$0	$(11,286)

Totals	$38,908	$219,101	$1,000	$259,009

There were no significant transfers between Levels 1, 2, or 3 during the period ended September 30, 2016.

110	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

Schedule of Investments PIMCO RAE Low Volatility PLUS EMG Fund

September 30, 2016 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 108.0%

BANK LOAN OBLIGATIONS 0.1%
Avago Technologies Cayman Ltd.
3.524% due 02/01/2023		$1,788	$1,812

Total Bank Loan Obligations (Cost $1,770)			1,812

CORPORATE BONDS & NOTES 12.7%

BANKING & FINANCE 9.3%
Ally Financial, Inc.
2.500% due 03/15/2017 (g)		5,000	4,987
4.750% due 09/10/2018		5,800	6,017
Banco Bilbao Vizcaya Argentaria S.A.
9.000% due 05/09/2018 (f)		12,800	13,153
Banco de Credito e Inversiones
3.000% due 09/13/2017		3,500	3,554
Banco Santander S.A.
6.250% due 09/11/2021 (f)	EUR	3,200	3,232
Bank of America Corp.
1.716% due 04/01/2019		$4,300	4,327
2.000% due 01/11/2018		600	603
2.650% due 04/01/2019		1,000	1,022
5.650% due 05/01/2018		6,500	6,897
5.750% due 12/01/2017		1,200	1,258
6.000% due 09/01/2017		1,700	1,768
6.400% due 08/28/2017		1,000	1,044
7.625% due 06/01/2019		5,400	6,200
Barclays Bank PLC
10.179% due 06/12/2021		25,400	32,495
Barclays PLC
8.000% due 12/15/2020 (f)	EUR	800	902
Bear Stearns Cos. LLC
6.400% due 10/02/2017		$1,600	1,676
7.250% due 02/01/2018		17,500	18,796
BNP Paribas S.A.
7.375% due 08/19/2025 (f)		1,000	999
BPCE S.A.
1.487% due 06/17/2017		16,600	16,624
CIT Group, Inc.
5.250% due 03/15/2018		4,245	4,425
Citigroup, Inc.
5.950% due 05/15/2025 (f)		3,900	3,983
Credit Agricole S.A.
1.390% due 06/12/2017		25,800	25,838
7.875% due 01/23/2024 (f)		200	201
Credit Suisse AG
6.500% due 08/08/2023		10,000	10,875
Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025		250	249
Eksportfinans ASA
5.500% due 06/26/2017		3,500	3,592
General Motors Financial Co., Inc.
2.625% due 07/10/2017		6,200	6,250
Goldman Sachs Group, Inc.
1.481% due 05/22/2017		4,500	4,508
1.735% due 10/23/2019		1,700	1,710
1.875% due 04/23/2020		5,800	5,839
2.241% due 11/15/2021		6,000	5,976
HBOS PLC
6.750% due 05/21/2018		3,000	3,214
HSBC Holdings PLC
2.354% due 01/05/2022 (b)		5,000	5,026
3.400% due 03/08/2021		1,900	1,966
4.300% due 03/08/2026		1,400	1,503
HSBC USA, Inc.
1.558% due 08/07/2018		2,100	2,104
JPMorgan Chase & Co.
1.265% due 04/25/2018		2,300	2,301
Lloyds Banking Group PLC
7.625% due 06/27/2023 (f)	GBP	1,400	1,860
Macquarie Bank Ltd.
6.625% due 04/07/2021		$84	97

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Mitsubishi UFJ Trust & Banking Corp.
1.600% due 10/16/2017		$11,300	$11,316
Morgan Stanley
1.995% due 04/25/2018		2,350	2,378
5.500% due 01/26/2020		3,400	3,773
5.950% due 12/28/2017		3,600	3,792
Navient Corp.
5.500% due 01/15/2019		5,600	5,698
Nykredit Realkredit A/S
2.000% due 07/01/2017	DKK	19,800	3,041
Realkredit Danmark A/S
2.000% due 04/01/2017		12,800	1,954
Royal Bank of Canada
3.770% due 03/30/2018	CAD	3,700	2,930
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 (f)		$700	649
8.000% due 08/10/2025 (f)		400	377
Stadshypotek AB
4.250% due 10/10/2017	AUD	400	312
Swedbank Hypotek AB
1.375% due 03/28/2018		$3,100	3,103
UBS AG
1.457% due 08/14/2019		9,800	9,814
1.557% due 03/26/2018		18,800	18,857
7.250% due 02/22/2022		1,200	1,221
7.625% due 08/17/2022		950	1,109
Wachovia Corp.
1.120% due 06/15/2017		2,200	2,201
Wells Fargo & Co.
1.162% due 04/22/2019		8,900	8,878
1.582% due 07/22/2020		200	201

			298,675

INDUSTRIALS 2.0%
AbbVie, Inc.
2.500% due 05/14/2020		800	817
3.200% due 11/06/2022		200	209
3.600% due 05/14/2025		700	733
4.500% due 05/14/2035		500	536
4.700% due 05/14/2045		400	434
Actavis Funding SCS
2.100% due 03/12/2020		3,600	3,662
4.750% due 03/15/2045		2,600	2,861
Amgen, Inc.
1.411% due 05/22/2019		3,800	3,806
Charter Communications Operating LLC
4.464% due 07/23/2022		3,200	3,460
4.908% due 07/23/2025		2,200	2,433
6.384% due 10/23/2035		300	355
6.484% due 10/23/2045		900	1,095
6.834% due 10/23/2055		100	121
CNPC General Capital Ltd.
1.717% due 05/14/2017		5,500	5,503
2.750% due 05/14/2019		2,000	2,047
CVS Health Corp.
3.500% due 07/20/2022		200	214
Daimler Finance North America LLC
1.195% due 03/10/2017		800	801
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	11,600	12,835
Kraft Heinz Foods Co.
2.000% due 07/02/2018		$600	606
3.500% due 07/15/2022		200	213
3.950% due 07/15/2025		100	108
5.000% due 07/15/2035		100	116
5.200% due 07/15/2045		300	357
Nakilat, Inc.
6.067% due 12/31/2033		1,500	1,811
Nissan Motor Acceptance Corp.
1.385% due 03/03/2017		400	401
QUALCOMM, Inc.
4.800% due 05/20/2045		1,000	1,097
Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019		3,960	3,967

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.400% due 09/23/2021		$5,040	$5,060
Viacom, Inc.
5.850% due 09/01/2043		3,700	4,197
Zimmer Biomet Holdings, Inc.
4.450% due 08/15/2045		4,900	5,051

			64,906

UTILITIES 1.4%
AT&T, Inc.
4.500% due 05/15/2035		300	317
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022		2,569	809
Petrobras Global Finance BV
3.250% due 04/01/2019	EUR	2,800	3,159
3.737% due 03/17/2020		$1,800	1,764
3.750% due 01/14/2021	EUR	1,600	1,758
4.875% due 03/17/2020		$500	506
5.750% due 01/20/2020		600	620
7.875% due 03/15/2019		144	156
Sprint Communications, Inc.
8.375% due 08/15/2017		17,400	18,118
SSE PLC
5.625% due 10/01/2017 (f)	EUR	1,000	1,177
Verizon Communications, Inc.
1.627% due 06/17/2019		$2,000	2,020
2.606% due 09/14/2018		15,800	16,220

			46,624

Total Corporate Bonds & Notes (Cost $410,396)			410,205

MUNICIPAL BONDS & NOTES 0.4%

ILLINOIS 0.1%
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033		1,100	1,220
7.750% due 01/01/2042		1,800	1,938

			3,158

NEW YORK 0.1%
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
6.668% due 11/15/2039		1,000	1,438

OHIO 0.0%
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
7.834% due 02/15/2041		700	1,079

WEST VIRGINIA 0.2%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047		6,290	6,053

Total Municipal Bonds & Notes (Cost $10,471)			11,728

U.S. GOVERNMENT AGENCIES 9.3%
Fannie Mae
3.500% due 11/01/2025 - 06/01/2045		653	693
Fannie Mae, TBA
3.000% due 11/01/2046		64,100	66,495
3.500% due 10/01/2031 - 10/01/2046		192,000	202,567
Freddie Mac
0.924% due 11/15/2043		530	529
1.000% due 03/08/2017 (j)		4,900	4,911
Ginnie Mae
3.500% due 05/15/2042 - 04/15/2045		15,779	16,799

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	111

Schedule of Investments PIMCO RAE Low Volatility PLUS EMG Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ginnie Mae, TBA
4.000% due 10/01/2046		$7,000	$7,525
NCUA Guaranteed Notes
0.889% due 11/06/2017		394	394

Total U.S. Government Agencies (Cost $299,133)			299,913

U.S. TREASURY OBLIGATIONS 42.3%
U.S. Treasury Bonds
2.500% due 02/15/2046		32,750	33,967
3.000% due 11/15/2044 (l)		3,150	3,604
3.000% due 05/15/2045 (l)		9,400	10,753
3.125% due 08/15/2044		71,500	83,728
3.750% due 11/15/2043 (h)		24,400	31,854
U.S. Treasury Inflation Protected Securities (e)
0.125% due 07/15/2022 (j)		31,395	32,188
0.125% due 07/15/2024 (j)		91,013	92,520
0.250% due 01/15/2025 (j)		13,767	14,048
0.375% due 07/15/2023		23,888	24,795
0.625% due 01/15/2026		5,064	5,336
0.750% due 02/15/2045		2,402	2,493
1.750% due 01/15/2028		4,939	5,797
2.375% due 01/15/2025		7,916	9,450
2.375% due 01/15/2027		93,081	114,407
2.500% due 01/15/2029		39,791	50,664
U.S. Treasury Notes
1.375% due 09/30/2020 (j)(l)		16,200	16,396
1.375% due 10/31/2020 (j)(l)		5,600	5,666
1.750% due 12/31/2020 (j)(l)		30,900	31,730
1.875% due 11/30/2021 (j)(l)		90,400	93,384
1.875% due 08/31/2022 (j)		306,600	316,451
1.875% due 10/31/2022 (l)		141,400	145,929
2.000% due 11/30/2020 (j)(l)		5,500	5,702
2.000% due 07/31/2022 (j)(l)		86,900	90,325
2.125% due 08/31/2020 (j)(l)		10,600	11,030
2.125% due 05/15/2025 (j)(l)		72,750	76,118
2.250% due 11/15/2024 (j)(l)		15,000	15,846
2.250% due 11/15/2025 (j)(l)		37,499	39,614
2.750% due 11/15/2023 (j)(l)		900	981

Total U.S. Treasury Obligations (Cost $1,293,395)			1,364,776

NON-AGENCY MORTGAGE-BACKED SECURITIES 6.8%
Adjustable Rate Mortgage Trust
3.202% due 01/25/2036 ^		13,555	12,118
Alternative Loan Trust
0.925% due 08/25/2035		3,945	2,685
Banc of America Mortgage Trust
3.374% due 05/25/2033		154	156
5.500% due 02/25/2035		810	816
BCAP LLC Trust
0.735% due 05/25/2047		338	274
5.250% due 04/26/2037		2,867	2,606
Bear Stearns Adjustable Rate Mortgage Trust
3.156% due 02/25/2034		319	312
3.206% due 08/25/2035		2,868	2,669
3.317% due 02/25/2036 ^		27	26
Bear Stearns ALT-A Trust
0.845% due 01/25/2047		16,857	12,799
1.005% due 02/25/2036		6,099	5,269
2.996% due 01/25/2036		2,796	2,331
3.086% due 11/25/2036 ^		1,161	856
Bear Stearns Structured Products, Inc. Trust
2.966% due 01/26/2036		6,731	5,392
Citigroup Commercial Mortgage Trust
2.306% due 09/10/2045 (a)		7,506	517
Citigroup Mortgage Loan Trust, Inc.
0.595% due 01/25/2037		3,429	2,654
5.500% due 07/25/2034		10,557	11,489
CitiMortgage Alternative Loan Trust
6.000% due 10/25/2037 ^		6,097	5,540
Claris Finance SRL
0.208% due 10/31/2060	EUR	2,208	2,476
Countrywide Alternative Loan Trust
0.727% due 12/20/2046 ^		$3,330	2,448

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 08/25/2036 ^		$4,826	$4,267
6.000% due 03/25/2037 ^		1,389	955
Countrywide Home Loan Mortgage Pass-Through Trust
2.748% due 02/20/2036		3,582	2,764
Countrywide Home Loan Reperforming REMIC Trust
6.500% due 03/25/2035 ^		324	324
Deutsche ALT-A Securities, Inc.
0.715% due 02/25/2037		7,688	6,211
Eddystone Finance PLC
1.051% due 04/19/2021	GBP	5,681	7,343
Farringdon Mortgages PLC
1.178% due 01/15/2037		721	877
Giovecca Mortgages SRL
0.303% due 04/23/2048	EUR	1,734	1,948
GSR Mortgage Loan Trust
2.896% due 04/25/2036		$298	263
2.917% due 09/25/2035		619	631
3.085% due 11/25/2035		417	402
6.250% due 10/25/2036 ^		2,262	2,099
HarborView Mortgage Loan Trust
0.681% due 01/25/2047		1,002	834
0.731% due 09/19/2046		413	301
0.771% due 12/19/2036 ^		63	48
JPMorgan Chase Commercial Mortgage Securities Corp.
1.977% due 01/15/2033		5,800	5,803
JPMorgan Mortgage Trust
6.000% due 06/25/2037		4,830	4,031
LB Commercial Mortgage Trust
6.069% due 07/15/2044		14,083	14,375
Lehman XS Trust
0.685% due 03/25/2047 ^		1,841	1,666
MASTR Alternative Loan Trust
6.500% due 12/25/2034		3,840	4,302
Merrill Lynch Alternative Note Asset Trust
0.725% due 03/25/2037		56,352	27,603
Merrill Lynch Mortgage Investors Trust
1.523% due 10/25/2035		23	21
Prime Mortgage Trust
0.925% due 02/25/2034		611	579
Residential Accredit Loans, Inc. Trust
0.725% due 05/25/2047		784	659
6.000% due 05/25/2037 ^		8,441	7,087
RMAC PLC
0.005% due 06/12/2037	EUR	1,693	1,781
Royal Bank of Scotland Capital Funding Trust
6.103% due 06/16/2049		$1,462	1,472
Structured Adjustable Rate Mortgage Loan Trust
1.675% due 12/25/2037 ^		11,445	7,547
Structured Asset Mortgage Investments Trust
0.655% due 03/25/2037		689	521
0.725% due 10/25/2036		3,652	3,109
0.735% due 05/25/2046		4,765	3,572
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.684% due 02/25/2032		8	8
2.711% due 01/25/2032		6	6
WaMu Mortgage Pass-Through Certificates Trust
1.864% due 08/25/2042		4	4
2.193% due 09/25/2046		983	932
Washington Mutual Mortgage Pass-Through Certificates Trust
0.644% due 10/25/2036 ^		10,780	5,522
1.257% due 02/25/2047 ^		14,343	10,792
2.645% due 02/25/2033		383	373
Wells Fargo Alternative Loan Trust
6.250% due 07/25/2037 ^		6,319	5,758
Wells Fargo Commercial Mortgage Trust
1.554% due 02/15/2027		7,300	7,305
Wells Fargo Mortgage-Backed Securities Trust
3.198% due 04/25/2036		169	156

Total Non-Agency Mortgage-Backed Securities (Cost $226,171)			217,684

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 13.6%
ACE Securities Corp. Home Equity Loan Trust
1.500% due 05/25/2034	$3,612	$3,376
1.500% due 07/25/2035	500	436
2.400% due 05/25/2034	550	500
Ameriquest Mortgage Securities Trust
0.915% due 03/25/2036	400	363
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.440% due 01/25/2035	4,558	3,922
Argent Securities Trust
0.715% due 03/25/2036	6,296	4,718
0.765% due 10/25/2036	21,861	10,280
Asset-Backed Funding Certificates Trust
1.525% due 06/25/2037	72	55
Atrium CDO Corp.
1.421% due 11/16/2022	6,113	6,123
Carlyle Global Market Strategies CLO Ltd.
1.926% due 04/20/2022	11,153	11,170
Citigroup Mortgage Loan Trust, Inc.
0.685% due 12/25/2036	1,135	750
0.765% due 10/25/2036	1,530	1,510
0.825% due 10/25/2036	13,066	10,871
4.595% due 10/25/2037	1,406	1,326
COA Summit CLO Ltd.
2.046% due 04/20/2023	139	139
Countrywide Asset-Backed Certificates
0.665% due 06/25/2035	3,050	2,374
0.665% due 01/25/2037	3,750	2,905
0.665% due 03/25/2037	2,113	1,943
0.665% due 08/25/2037	1,886	1,424
0.665% due 06/25/2047 ^	862	631
0.674% due 01/25/2037	2,989	2,828
0.705% due 11/25/2047 ^	15,906	12,957
0.725% due 08/25/2036	17,454	16,722
0.725% due 06/25/2037 ^	2,451	1,862
0.725% due 06/25/2047	2,419	1,896
0.745% due 05/25/2047	5,000	3,610
0.755% due 05/25/2037	11,500	7,674
0.765% due 03/25/2036	2,429	1,982
0.855% due 07/25/2036	821	683
0.925% due 11/25/2035	319	317
Countrywide Asset-Backed Certificates Trust
0.655% due 04/25/2046	2,977	2,441
0.665% due 02/25/2037	4,939	4,249
0.675% due 02/25/2037	702	689
0.675% due 03/25/2047	12,897	12,083
0.685% due 03/25/2037	777	756
0.784% due 09/25/2046	5,600	4,240
First Franklin Mortgage Loan Trust
0.635% due 12/25/2037	17,807	11,107
Fortress Credit Investments Ltd.
1.929% due 07/17/2023	2,195	2,196
Franklin CLO Ltd.
1.022% due 08/09/2019	7,658	7,615
Fremont Home Loan Trust
0.675% due 10/25/2036	15,643	8,153
Gallatin CLO Ltd.
1.950% due 07/15/2023	3,274	3,274
GE-WMC Asset-Backed Pass-Through Certificates
0.775% due 12/25/2035	8,559	8,201
GSAMP Trust
2.175% due 10/25/2034	646	612
Home Equity Loan Trust
0.685% due 04/25/2037	5,200	4,627
HSI Asset Securitization Corp. Trust
0.855% due 02/25/2036	5,000	4,106
JPMorgan Mortgage Acquisition Trust
0.615% due 07/25/2036	2,344	1,170
0.660% due 07/25/2036	3,852	2,769
0.764% due 11/25/2036	11,284	9,023
0.785% due 05/25/2037	5,600	4,664
LCM LP
1.581% due 04/15/2022	7,979	7,989

112	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Long Beach Mortgage Loan Trust
0.685% due 08/25/2036		$18,677	$9,562
Madison Park Funding Ltd.
2.107% due 08/15/2022		9,800	9,790
MASTR Asset-Backed Securities Trust
0.685% due 10/25/2036		7,564	4,779
0.765% due 08/25/2036		4,350	2,346
Merrill Lynch Mortgage Investors Trust
0.595% due 04/25/2047		10,826	6,235
Morgan Stanley ABS Capital, Inc. Trust
0.605% due 09/25/2036		179	99
0.655% due 10/25/2036		656	525
0.765% due 06/25/2036		4,156	2,774
0.775% due 03/25/2037		1,623	873
0.965% due 11/25/2035		4,688	3,685
1.455% due 03/25/2035		900	890
Morgan Stanley Home Equity Loan Trust
0.695% due 04/25/2037		6,045	3,843
NovaStar Mortgage Funding Trust
0.695% due 11/25/2036		9,780	4,853
Octagon Investment Partners Ltd.
1.574% due 05/05/2023		5,477	5,484
OneMain Financial Issuance Trust
2.470% due 09/18/2024		5,212	5,230
Panther CDO BV
0.067% due 03/20/2084	EUR	1,199	1,337
Popular ABS Mortgage Pass-Through Trust
0.775% due 06/25/2047 ^		$3,951	3,625
Race Point CLO Ltd.
1.637% due 12/15/2022		333	334
Renaissance Home Equity Loan Trust
5.586% due 11/25/2036		16,878	9,718
6.998% due 09/25/2037 ^		2,468	1,516
Residential Asset Mortgage Products Trust
0.745% due 12/25/2036		8,872	7,262
1.144% due 07/25/2034		11,651	7,976
Residential Asset Securities Corp. Trust
0.675% due 08/25/2036		1,452	1,367
0.765% due 08/25/2036		11,000	7,823
0.965% due 12/25/2035		13,186	10,122
Securitized Asset-Backed Receivables LLC Trust
0.775% due 05/25/2036		2,360	1,467
SLM Student Loan Trust
0.000% due 12/15/2023	EUR	1,629	1,786
Soundview Home Loan Trust
0.635% due 02/25/2037		$551	236
0.675% due 06/25/2036		342	320
0.685% due 11/25/2036		778	747
0.765% due 07/25/2036		12,000	7,864
0.775% due 07/25/2037		4,360	2,908
1.825% due 10/25/2037		10,700	7,521
South Texas Higher Education Authority, Inc.
1.146% due 10/01/2020		913	913
Specialty Underwriting & Residential Finance Trust
1.500% due 12/25/2035		2,598	2,364
SpringCastle America Funding LLC
3.050% due 04/25/2029 (b)		17,900	17,906
Stone Tower CLO Ltd.
0.899% due 04/17/2021		77	77

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Asset Investment Loan Trust
0.945% due 11/25/2035		$12,000	$9,489
Structured Asset Securities Corp. Mortgage Loan Trust
0.755% due 01/25/2037		5,156	3,432
0.865% due 02/25/2036		2,500	2,318
0.895% due 04/25/2036		2,500	2,249
0.975% due 05/25/2037		6,900	5,767
Structured Asset Securities Corp. Trust
0.984% due 09/25/2035		5,100	3,810
Symphony CLO LP
1.574% due 01/09/2023		7,825	7,829
Symphony CLO Ltd.
1.586% due 07/23/2023		7,800	7,801
U.S. Residential Opportunity Fund Trust
3.475% due 07/27/2036		2,459	2,470
Venture CDO Ltd.
0.922% due 07/22/2021		572	563
Voya CLO Ltd.
2.000% due 10/15/2022		16,000	15,991
WaMu Asset-Backed Certificates Trust
0.750% due 05/25/2047		5,376	4,336

Total Asset-Backed Securities (Cost $428,692)			437,523

SOVEREIGN ISSUES 6.3%
Brazil Government International Bond
5.625% due 02/21/2047		6,900	6,796
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2017 (d)	BRL	12,240	3,645
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2017		523,820	160,047
Caisse d’Amortissement de la Dette Sociale
3.375% due 03/20/2024		$7,600	8,396
Export-Import Bank of Korea
4.000% due 01/29/2021		2,900	3,168
Korea Development Bank
3.000% due 09/14/2022		3,700	3,942
Province of Ontario
3.000% due 07/16/2018		15,000	15,507

Total Sovereign Issues (Cost $197,433)			201,501

		SHARES
PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%
GMAC Capital Trust
6.602% due 02/15/2040		4,653	118

Total Preferred Securities (Cost $125)			118

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 16.5%

CERTIFICATES OF DEPOSIT 1.7%
Credit Suisse AG
1.645% due 09/12/2017		$12,050	12,065

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Mitsubishi UFJ Trust & Banking Corp.
1.577% due 09/19/2017		$4,100	$4,102
Natixis S.A.
1.553% due 09/25/2017		19,500	19,545
Sumitomo Mitsui Banking Corp.
1.550% due 09/15/2017		6,000	6,003
Sumitomo Mitsui Trust Bank Limited
1.584% due 09/18/2017		14,100	14,110

			55,825

SHORT-TERM NOTES 0.0%
Kraft Heinz Foods Co.
1.600% due 06/30/2017		700	702

JAPAN TREASURY BILLS 14.8%
(0.256)% due 10/17/2016 - 01/10/2017 (c)(d)	JPY	48,540,000	478,812

U.S. TREASURY BILLS 0.0%
0.498% due 03/02/2017 - 03/16/2017 (c)(d)(l)		$1,085	1,083

Total Short-Term Instruments (Cost $520,879)			536,422

Total Investments in Securities (Cost $3,388,465)			3,481,682

		SHARES
INVESTMENTS IN AFFILIATES 4.9%

SHORT-TERM INSTRUMENTS 4.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.9%
PIMCO Short-Term Floating NAV Portfolio III		16,062,454	158,793

Total Short-Term Instruments (Cost $158,636)			158,793

Total Investments in Affiliates (Cost $158,636)			158,793

Total Investments 112.9% (Cost $3,547,101)			$3,640,475

Financial Derivative Instruments (i)(k) 7.0% (Cost or Premiums, net $35,666)			224,442

Other Assets and Liabilities, net (19.9)%			(639,777)

Net Assets 100.0%			$3,225,140

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	113

Schedule of Investments PIMCO RAE Low Volatility PLUS EMG Fund (Cont.)

(g)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Ally Financial, Inc.	2.500%	03/15/2017	03/10/2014	$ 5,000	$4,987	0.15%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate (1)	Borrowing Date	Maturity Date	Amount Borrowed (1)	Payable for Sale-Buyback Transactions
NOM	0.550%	07/01/2016	10/03/2016	$(32,531)	$(32,577)

Total Sale-Buyback Transactions					$(32,577)

(1)

The average amount of borrowings outstanding during the period ended September 30, 2016 was $(34,070) at a weighted average interest rate of 0.441%. Average borrowings includes reverse repurchase agreements, of which there were none open at period end.

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES AND U.S. TREASURY OBLIGATIONS

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales (2)
Fannie Mae, TBA	3.500%	10/01/2046	$84,000	$(88,420)	$(88,653)
Fannie Mae, TBA	4.000	10/01/2046	6,600	(7,062)	(7,089)
Fannie Mae, TBA	4.500	10/01/2046	3,200	(3,491)	(3,505)
U.S. Treasury Bonds	2.250	08/15/2046	18,100	(18,017)	(18,072)
U.S. Treasury Bonds	4.500	02/15/2036	24,400	(35,042)	(34,551)

Total Short Sales				$(152,032)	$(151,870)

(2)	Payable for short sales includes $200 of accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged as of September 30, 2016:

(h)	Securities with an aggregate market value of $31,854 have been pledged as collateral under the terms of the Master Securities Forward Transaction Agreements as of September 30, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral Pledged	Net Exposure (3)
Master Securities Forward Transaction Agreement
NOM	$0	$0	$(32,577)	$(52,623)	$(85,200)	$31,551	$(53,649)

Total Borrowings and Other Financing Transactions	$0	$0	$(32,577)	$(52,623)

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$0	$(32,577)	$0	$0	$(32,577)

Total Borrowings	$0	$(32,577)	$0	$0	$(32,577)

Gross amount of recognized liabilities for sale-buyback financing transactions					$(32,577)

114	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CBOT U.S. Treasury 10-Year Note November Futures	$131.000	10/21/2016	1,007	$(581)	$(638)

Total Written Options				$(581)	$(638)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2016	6,488	$(18,803)	$81	$0
90-Day Eurodollar December Futures	Long	12/2017	6,793	387	0	(340)
90-Day Eurodollar December Futures	Short	12/2019	6,793	(975)	764	0
90-Day Eurodollar June Futures	Short	06/2017	1,073	(4,317)	27	0
Australia Government 10-Year Bond December Futures	Long	12/2016	45	44	25	(9)
Euro-Bobl December Futures	Long	12/2016	745	380	0	(134)
Euro-Bund 10-Year Bond December Futures	Long	12/2016	630	810	0	(319)
Mini MSCI Emerging Markets Index December Futures	Long	12/2016	144	(30)	40	0
U.S. Treasury 2-Year Note December Futures	Long	12/2016	1,455	161	0	(136)
U.S. Treasury 5-Year Note December Futures	Long	12/2016	3,950	110	0	(833)
U.S. Treasury 10-Year Note December Futures	Long	12/2016	4,200	580	0	(1,772)
United Kingdom Long Gilt December Futures	Long	12/2016	128	(174)	0	(151)

Total Futures Contracts				$(21,827)	$937	$(3,694)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-26 5-Year Index	5.000%	06/20/2021	$25,600	$1,360	$406	$152	$0
CDX.IG-22 5-Year Index	1.000	06/20/2019	6,500	94	(16)	6	0
CDX.IG-23 5-Year Index	1.000	12/20/2019	69,700	937	880	73	0
CDX.IG-24 5-Year Index	1.000	06/20/2020	24,300	333	463	29	0
CDX.IG-25 5-Year Index	1.000	12/20/2020	8,200	108	122	11	0
CDX.IG-26 5-Year Index	1.000	06/20/2021	4,500	65	14	7	0

				$2,897	$1,869	$278	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month USD-LIBOR *	1.100%	01/23/2018	$	1,406,700	$1,540	$1,231	$0	$(141)
Receive	3-Month USD-LIBOR	1.750	12/16/2018		1,454,500	(30,043)	(23,436)	511	0
Receive	3-Month USD-LIBOR	2.000	12/16/2019		37,200	(1,286)	(1,115)	30	0
Pay	3-Month USD-LIBOR	2.000	12/16/2020		153,300	6,268	3,974	0	(201)
Receive	3-Month USD-LIBOR *	1.500	12/21/2021		119,400	(1,599)	849	226	0
Receive	3-Month USD-LIBOR	1.934	09/01/2022		119,800	(4,800)	(4,800)	272	0
Receive	3-Month USD-LIBOR	2.000	06/15/2023		167,400	(8,753)	(4,893)	448	0
Receive	3-Month USD-LIBOR *	1.750	12/21/2023		660,500	(18,226)	(3,965)	2,071	0
Receive	3-Month USD-LIBOR	2.330	08/19/2025		37,700	(2,945)	(2,807)	166	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	115

Schedule of Investments PIMCO RAE Low Volatility PLUS EMG Fund (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	2.300%	12/03/2025	$	57,700	$(4,713)	$(3,897)	$267	$0
Receive	3-Month USD-LIBOR	2.150	12/03/2025		8,200	(558)	(469)	38	0
Receive	3-Month USD-LIBOR	2.250	06/15/2026		1,300	(101)	(106)	7	0
Receive	3-Month USD-LIBOR *	1.750	12/21/2026		258,210	(6,291)	281	1,395	0
Receive	3-Month USD-LIBOR *	2.098	07/01/2041		33,200	(69)	(69)	96	0
Receive	3-Month USD-LIBOR	2.500	06/15/2046		76,700	(13,103)	(10,043)	1,386	0
Receive	3-Month USD-LIBOR	2.250	09/14/2046		25,000	(2,590)	(1,900)	442	0
Receive	3-Month USD-LIBOR *	2.250	12/21/2046		155,000	(15,556)	(2,645)	2,778	0
Receive	3-Month USD-LIBOR *	2.285	05/25/2048		21,000	(1,975)	(562)	390	0
Receive	6-Month EUR-EURIBOR *	0.000	03/15/2022	EUR	19,500	(129)	(70)	13	0
Pay	6-Month EUR-EURIBOR	0.500	09/21/2023		202,100	8,227	327	0	(141)
Receive	6-Month EUR-EURIBOR	1.250	09/21/2046		48,600	(7,711)	(354)	99	0
Receive	6-Month EUR-EURIBOR *	1.250	03/15/2047		4,400	(673)	(540)	10	0
Receive	6-Month GBP-LIBOR	1.750	12/17/2016	GBP	388,100	(2,667)	(3,920)	0	(29)
Receive	6-Month GBP-LIBOR	2.000	03/18/2022		66,700	(7,037)	(6,387)	119	0
Receive	6-Month GBP-LIBOR *	0.750	03/15/2027		33,000	197	(411)	178	0
Receive	6-Month GBP-LIBOR *	1.750	03/15/2047		9,200	(2,434)	(2,209)	265	0
Pay	28-Day MXN-TIIE	5.145	04/02/2020	MXN	290,000	(396)	(126)	0	(37)
Pay	28-Day MXN-TIIE	5.615	05/21/2021		41,200	(39)	(40)	0	(5)
Pay	28-Day MXN-TIIE	5.610	07/07/2021		11,900	(12)	(12)	0	(2)
Pay	28-Day MXN-TIIE	6.075	09/21/2021		179,100	(3)	(3)	0	(21)
Pay	28-Day MXN-TIIE	5.675	11/09/2021		40,400	(39)	(103)	0	(5)
Pay	28-Day MXN-TIIE	5.680	11/09/2021		86,600	(83)	(83)	0	(10)
Pay	28-Day MXN-TIIE	5.430	11/17/2021		40,600	(64)	(54)	0	(4)
Pay	28-Day MXN-TIIE	5.780	10/06/2022		3,000	(3)	(3)	0	0

						$(117,666)	$(68,360)	$11,207	$(596)

Total Swap Agreements						$(114,769)	$(66,491)	$11,485	$(596)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2016:

(j)	Securities with an aggregate market value of $80,808 and cash of $3,831 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$937	$11,485	$12,422	$(638)	$(3,694)	$(596)	$(4,928)

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2016	GBP	45,655		$60,404	$1,228	$0
	10/2016	JPY	10,152,517		101,213	1,095	0
	10/2016		$1,965	DKK	13,056	4	0
	10/2016		34,610	MXN	678,514	318	0
	11/2016	ZAR	24,411		$1,734	0	(33)
	12/2016	JPY	2,910,000		28,662	0	(131)
	01/2017		2,620,000		25,971	15	0
	04/2017	DKK	13,056		1,982	0	(6)
BPS	10/2016	BRL	111,043		27,841	50	(6,337)
	10/2016	JPY	15,500,000		147,384	0	(5,586)
	10/2016		$28,954	BRL	93,990	0	(53)
	10/2016		3,352	EUR	3,003	22	0
	10/2016		57,790	GBP	44,420	0	(215)
	11/2016	GBP	44,420		$57,820	211	0
BRC	10/2016		$14,956	CNH	101,116	184	0

116	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	10/2016		$3,041	DKK	20,196	$6	$0
	07/2017	DKK	20,196		$3,081	0	(7)
CBK	10/2016	BRL	91,664		22,625	6	(5,567)
	10/2016	JPY	19,590,000		186,326	0	(7,015)
	10/2016	MXN	865,189		43,986	0	(552)
	10/2016		$28,148	BRL	91,664	38	0
	11/2016	CHF	109		$112	0	0
	01/2017	JPY	1,840,000		18,237	8	0
DUB	10/2016	BRL	378,860		116,709	214	0
	10/2016		$114,806	BRL	378,860	1,689	0
	10/2016		8,288	CNH	55,965	92	0
	10/2016		21,711	MXN	396,591	0	(1,296)
	10/2016		1,042	TRY	3,128	0	(6)
	01/2017	BRL	403,477		$118,303	0	(2,445)
FBF	10/2016		$20,256	RUB	1,297,630	345	0
	12/2016	RUB	1,297,630		$19,979	0	(329)
GLM	10/2016	BRL	50,890		12,484	0	(3,164)
	10/2016	CAD	3,341		2,548	1	0
	10/2016		$15,677	BRL	50,890	0	(29)
	10/2016		98,680	EUR	88,027	206	0
	11/2016	EUR	87,058		$97,710	0	(217)
	11/2016	NOK	975		118	0	(4)
HUS	10/2016	CNH	1,088,621		166,151	3,153	0
	10/2016		$5,278	BRL	16,995	0	(68)
	10/2016		60,542	CNH	396,233	63	(1,278)
	11/2016	HKD	70,610		$9,112	5	0
	11/2016	SGD	89,960		67,073	1,089	0
	01/2021	BRL	4,390		677	0	(309)
JPM	10/2016	AUD	305		230	0	(4)
	10/2016	BRL	243,780		57,056	0	(17,903)
	10/2016	DKK	33,350		4,992	0	(39)
	10/2016		$73,703	BRL	243,780	1,307	(51)
	10/2016		19,007	CNH	126,110	100	(225)
	01/2017	BRL	158,146		$46,010	0	(1,318)
	01/2017	JPY	2,410,000		23,878	3	0
	02/2017	CNH	197,268		28,337	0	(1,025)
MSB	10/2016	BRL	154,324		43,432	127	(4,148)
	10/2016	EUR	58,150		65,771	449	0
	10/2016		$47,540	BRL	154,324	0	(87)
	11/2016		28,071		91,640	0	(133)
SCX	10/2016	CNH	12,780		$1,951	38	0
	10/2016	EUR	32,852		36,730	0	(174)
	10/2016	RUB	1,297,630		19,757	0	(844)
	10/2016		$6,359	CNH	42,980	76	0
	10/2016		1,642	GBP	1,235	0	(41)
	10/2016		100,819	JPY	10,152,517	0	(701)
	11/2016	JPY	10,152,517		$100,942	703	0
	11/2016	MYR	16,873		4,143	59	0
	11/2016		$65,586	SGD	89,354	0	(47)
	02/2017	CNH	194,234		$28,052	0	(858)
	02/2017		$2,329	CNH	15,656	2	0
SOG	10/2016		9,461		63,881	104	0
	11/2016		213	HUF	58,982	2	0
	11/2016		841	KRW	936,258	8	0
UAG	10/2016	JPY	3,670,000		$35,038	0	(1,183)
	10/2016		$1,049	EUR	941	8	0
	01/2017	CNH	22,947		$3,340	0	(81)
	02/2017		$8,620	CNH	57,168	0	(111)

Total Forward Foreign Currency Contracts						$13,028	$(63,620)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	117

Schedule of Investments PIMCO RAE Low Volatility PLUS EMG Fund (Cont.)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC USD versus RUB	RUB	71.150	02/22/2017	$	900	$36	$96
CBK	Call - OTC USD versus JPY	JPY	115.000	11/23/2016		89,190	951	8
GLM	Put - OTC EUR versus MXN	MXN	19.000	02/15/2017	EUR	25,100	982	53
	Put - OTC USD versus MXN		18.800	11/09/2016	$	29,677	410	244
SOG	Put - OTC USD versus RUB	RUB	73.000	02/24/2017		17,600	739	2,334

							$3,118	$2,735

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250%	04/13/2018	$	7,400	$724	$1,042
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	04/13/2018		7,400	724	375
BPS	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	04/13/2018		14,200	1,312	1,999
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	04/13/2018		14,200	1,448	720
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300	04/17/2019		30,200	3,460	4,987
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300	04/17/2019		30,200	3,460	2,177
CBK	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.700	10/03/2016		145,700	279	0
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	12/21/2016		65,300	535	123
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.970	09/24/2018		25,400	1,292	557
GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	03/28/2017		201,400	685	430
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.970	09/24/2018		50,600	2,618	1,110
JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	03/28/2017		223,300	802	477
MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	12/21/2016		90,700	776	172
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.240	05/16/2018		15,200	1,523	2,145
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.240	05/16/2018		15,200	1,523	824
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.245	05/17/2018		52,600	4,871	7,466
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.245	05/17/2018		52,600	5,638	2,837
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.285	05/23/2018		73,900	7,329	10,991
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.285	05/23/2018		73,900	7,329	3,782
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050	12/12/2018		57,850	2,782	1,303
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.350	05/28/2019		43,000	4,953	7,492
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.350	05/28/2019		43,000	4,953	3,018

								$59,016	$54,027

Total Purchased Options								$62,134	$56,762

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date		Notional Amount	Premiums (Received)	Market Value
BOA	Call - OTC USD versus RUB	RUB	80.000	12/02/2016	$	23,600	$(1,293)	$(7)
	Call - OTC USD versus RUB		108.000	02/22/2017		900	(36)	0
CBK	Call - OTC USD versus JPY	JPY	119.000	11/23/2016		178,380	(843)	(4)
DUB	Call - OTC USD versus BRL	BRL	5.000	10/19/2017		6,381	(822)	(79)
	Put - OTC USD versus BRL		5.000	10/19/2017		6,381	(951)	(2,554)
FBF	Put - OTC EUR versus MXN	MXN	18.900	03/21/2017	EUR	14,785	(574)	(33)
	Call - OTC EUR versus MXN		22.650	03/21/2017		14,785	(514)	(654)
	Call - OTC USD versus BRL	BRL	5.000	10/19/2017	$	19,172	(2,429)	(238)
	Put - OTC USD versus BRL		5.000	10/19/2017		19,172	(2,893)	(7,675)
	Call - OTC USD versus BRL		6.300	01/11/2018		6,515	(347)	(46)
GLM	Call - OTC EUR versus MXN	MXN	26.750	02/15/2017	EUR	25,100	(802)	(159)
	Put - OTC EUR versus MXN		18.900	03/21/2017		22,434	(911)	(50)
	Call - OTC EUR versus MXN		22.650	03/21/2017		22,434	(733)	(993)
	Put - OTC USD versus MXN		18.350	11/09/2016	$	59,354	(409)	(209)
HUS	Call - OTC EUR versus RUB	RUB	85.000	12/02/2016	EUR	12,000	(785)	(10)
	Put - OTC USD versus BRL	BRL	3.150	10/11/2016	$	33,178	(230)	(48)
	Call - OTC USD versus BRL		3.350	10/11/2016		33,178	(231)	(112)
SOG	Call - OTC EUR versus RUB	RUB	85.000	12/02/2016	EUR	11,100	(789)	(9)
	Call - OTC USD versus RUB		110.000	02/24/2017	$	17,600	(760)	(6)

							$(16,352)	$(12,886)

118	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.770%	12/21/2016	$	130,600	$(536)	$(49)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600	09/24/2018		126,800	(1,319)	(540)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	10/03/2016		31,000	(279)	(70)
GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600	09/24/2018		252,800	(2,692)	(1,076)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.555	03/28/2017		9,500	(158)	(190)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.565	03/28/2017		32,900	(526)	(675)
JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.555	03/28/2017		16,100	(276)	(322)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.565	03/28/2017		30,900	(525)	(634)
MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.770	12/21/2016		181,400	(782)	(69)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.700	12/12/2018		289,300	(3,063)	(1,316)

								$(10,156)	$(4,941)

STRADDLE OPTIONS

Counterparty	Description	Exercise Level (1)	Expiration Date	Notional Amount	Premiums (Received) (1)	Market Value
JPM	Call & Put - OTC 1-Year USD/KRW versus 1-Year USD/KRW Forward Currency Volatility Agreement	0.000%	02/20/2017	$ 999	$0	$27

Total Written Options					$(26,508)	$(17,800)

(1)	Exercise level and final premium determined on a future date, based upon implied volatility parameters.

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2016:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		0		48,466		(23,934)		(23,525)		0		1,007
Notional Amount in $	$	1,138,092		$1,009,724		$(114,786)	$	(428,325)	$	(98,596)	$	1,506,109
Notional Amount in EUR	EUR	265,638	EUR	123,448	EUR	0	EUR	(233,818)	EUR	(32,630)	EUR	122,638
Notional Amount in GBP	GBP	0	GBP	107,600	GBP	0	GBP	(107,600)	GBP	0	GBP	0
Premiums	$	(27,069)		$(16,330)		$4,463	$	10,612	$	1,235	$	(27,089)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2016 (3)	Notional Amount (4)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
BRC	Brazil Government International Bond	1.000%	12/20/2016	0.558%	$900	$(12)	$13	$1	$0
DUB	Brazil Government International Bond	1.000	12/20/2016	0.558	1,000	(13)	15	2	0
GST	Brazil Government International Bond	1.000	12/20/2016	0.558	2,900	(38)	42	4	0
JPM	Brazil Government International Bond	1.000	12/20/2016	0.558	900	(10)	11	1	0

						$(73)	$81	$8	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (4)	Premiums Paid	Unrealized Appreciation	Swap Agreements, at Value (5)
							Asset	Liability
BOA	CDX.HY-23 5-Year Index 25-35%	5.000%	12/20/2019	$3,000	$ 402	$16	$418	$0
CBK	CDX.HY-23 5-Year Index 25-35%	5.000	12/20/2019	4,000	534	23	557	0

					$ 936	$39	$975	$0

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	119

Schedule of Investments PIMCO RAE Low Volatility PLUS EMG Fund (Cont.)

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	3-Month EUR-EXT-CPI	0.710%	01/29/2020	EUR	30,900	$(29)	$(241)	$0	$(270)
	Receive	3-Month KRW-KORIBOR	1.260	07/20/2026	KRW	17,250,000	0	(3)	0	(3)
CBK	Pay	1-Month GBP-UKRPI	3.400	06/15/2030	GBP	770	(1)	47	46	0
	Receive	3-Month KRW-KORIBOR	1.260	07/20/2026	KRW	14,620,000	0	(2)	0	(2)
DUB	Pay	1-Month GBP-UKRPI	3.300	11/15/2030	GBP	7,878	(10)	135	125	0
	Receive	3-Month KRW-KORIBOR	1.260	07/20/2026	KRW	11,980,000	0	(2)	0	(2)
GLM	Pay	1-Month GBP-UKRPI	3.140	01/14/2030	GBP	12,390	0	182	182	0
	Receive	3-Month EUR-EXT-CPI	0.740	01/26/2020	EUR	53,300	(181)	(379)	0	(560)
	Receive	3-Month EUR-EXT-CPI	0.660	01/30/2020		81,600	(6)	(467)	0	(473)
	Receive	3-Month EUR-EXT-CPI	0.992	03/30/2020		64,500	(9)	(1,290)	0	(1,299)
JPM	Pay	1-Month GBP-UKRPI	3.300	11/15/2030	GBP	1,660	3	23	26	0
	Receive	3-Month KRW-KORIBOR	1.260	07/20/2026	KRW	19,503,000	0	(3)	0	(3)
MYC	Pay	1-Month GBP-UKRPI	3.300	11/15/2030	GBP	5,970	(9)	104	95	0

							$(242)	$(1,896)	$474	$(2,612)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive (6)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	RALVEIET Index	3,798,764	1-Month USD-LIBOR plus a specified spread	05/15/2017	$ 343,136	$0	$32,121	$32,121	$0
	Receive	RALVEIET Index	3,151,592	1-Month USD-LIBOR plus a specified spread	06/07/2017	277,710	0	33,629	33,629	0
FBF	Receive	RALVEIET Index	3,097,719	1-Month USD-LIBOR plus a specified spread	11/15/2016	277,773	0	28,365	28,365	0
	Receive	RALVEIET Index	876,230	1-Month USD-LIBOR plus a specified spread	05/11/2017	86,493	0	40	40	0
	Receive	RALVEIET Index	2,385,345	1-Month USD-LIBOR plus a specified spread	06/07/2017	210,269	0	25,496	25,496	0
	Receive	RALVEIET Index	416,355	1-Month USD-LIBOR plus a specified spread	07/13/2017	40,432	0	716	716	0
GST	Receive	RALVEIET Index	3,108,036	1-Month USD-LIBOR plus a specified spread	06/21/2017	273,880	0	33,155	33,155	0
JPM	Receive	RALVEIET Index	2,903,489	1-Month USD-LIBOR plus a specified spread	10/17/2016	248,388	0	38,586	38,586	0
	Receive	RALVEIET Index	3,629,216	1-Month USD-LIBOR plus a specified spread	03/09/2017	352,433	0	6,274	6,274	0
	Receive	RALVEIET Index	4,599,975	1-Month USD-LIBOR plus a specified spread	07/31/2017	429,157	0	25,227	25,227	0
	Receive	RALVEIET Index	4,599,974	1-Month USD-LIBOR plus a specified spread	08/10/2017	448,501	0	6,124	6,124	0

							$0	$229,733	$229,733	$0

Total Swap Agreements							$621	$227,957	$231,190	$(2,612)

(6)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

120	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2016:

(l)	Securities with an aggregate market value of $32,780 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure (7)
BOA	$2,660	$1,513	$66,168	$70,341	$(170)	$(7)	$(273)	$(450)	$69,891	$(76,990)	$(7,099)
BPS	283	9,883	0	10,166	(12,191)	0	0	(12,191)	(2,025)	1,766	(259)
BRC	190	0	1	191	(7)	0	0	(7)	184	(60)	124
CBK	52	688	603	1,343	(13,134)	(663)	(2)	(13,799)	(12,456)	12,229	(227)
DUB	1,995	0	127	2,122	(3,747)	(2,633)	(2)	(6,382)	(4,260)	4,741	481
FBF	345	0	54,617	54,962	(329)	(8,646)	0	(8,975)	45,987	(52,380)	(6,393)
GLM	207	1,837	182	2,226	(3,414)	(3,352)	(2,332)	(9,098)	(6,872)	7,322	450
GST	0	0	33,159	33,159	0	0	0	0	33,159	(36,190)	(3,031)
HUS	4,310	0	0	4,310	(1,655)	(170)	0	(1,825)	2,485	(2,320)	165
JPM	1,410	477	76,238	78,125	(20,565)	(929)	(3)	(21,497)	56,628	(71,331)	(14,703)
MSB	576	0	0	576	(4,368)	0	0	(4,368)	(3,792)	3,665	(127)
MYC	0	40,030	95	40,125	0	(1,385)	0	(1,385)	38,740	(42,402)	(3,662)
SCX	878	0	0	878	(2,665)	0	0	(2,665)	(1,787)	1,354	(433)
SOG	114	2,334	0	2,448	0	(15)	0	(15)	2,433	(2,340)	93
UAG	8	0	0	8	(1,375)	0	0	(1,375)	(1,367)	1,702	335

Total Over the Counter	$13,028	$56,762	$231,190	$300,980	$(63,620)	$(17,800)	$(2,612)	$(84,032)

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$40	$0	$897	$937
Swap Agreements	0	278	0	0	11,207	11,485

	$0	$278	$40	$0	$12,104	$12,422

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$13,028	$0	$13,028
Purchased Options	0	0	0	2,735	54,027	56,762
Swap Agreements	0	983	229,733	0	474	231,190

	$0	$983	$229,733	$15,763	$54,501	$300,980

	$0	$1,261	$229,773	$15,763	$66,605	$313,402

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$638	$638
Futures	0	0	0	0	3,694	3,694
Swap Agreements	0	0	0	0	596	596

	$0	$0	$0	$0	$4,928	$4,928

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$63,620	$0	$63,620
Written Options	0	0	0	12,859	4,941	17,800
Swap Agreements	0	0	0	0	2,612	2,612

	$0	$0	$0	$76,479	$7,553	$84,032

	$0	$0	$0	$76,479	$12,481	$88,960

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	121

Schedule of Investments PIMCO RAE Low Volatility PLUS EMG Fund (Cont.)

September 30, 2016 (Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(1,746)	$0	$(52)	$(1,798)
Written Options	0	0	1,116	0	1,769	2,885
Futures	0	0	3,062	0	9,801	12,863
Swap Agreements	0	14,898	0	0	(56,103)	(41,205)

	$0	$14,898	$2,432	$0	$(44,585)	$(27,255)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$12,326	$0	$12,326
Purchased Options	0	0	0	(1,066)	(775)	(1,841)
Written Options	0	30	0	3,270	294	3,594
Swap Agreements	0	206	(146,907)	0	(1,929)	(148,630)

	$0	$236	$(146,907)	$14,530	$(2,410)	$(134,551)

	$0	$15,134	$(144,475)	$14,530	$(46,995)	$(161,806)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$9	$9
Written Options	0	0	0	0	(57)	(57)
Futures	0	0	(893)	0	6,872	5,979
Swap Agreements	0	(8,407)	0	0	7,014	(1,393)

	$0	$(8,407)	$(893)	$0	$13,838	$4,538

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(44,803)	$0	$(44,803)
Purchased Options	0	0	0	(484)	(4,635)	(5,119)
Written Options	0	(29)	0	2,759	5,989	8,719
Swap Agreements	0	107	465,294	0	7,713	473,114

	$0	$78	$465,294	$(42,528)	$9,067	$431,911

	$0	$(8,329)	$464,401	$(42,528)	$22,905	$436,449

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Investments in Securities, at Value
Bank Loan Obligations	$0	$1,812	$0	$1,812
Corporate Bonds & Notes
Banking & Finance	0	293,688	4,987	298,675
Industrials	0	64,906	0	64,906
Utilities	0	46,624	0	46,624
Municipal Bonds & Notes
Illinois	0	3,158	0	3,158
New York	0	1,438	0	1,438
Ohio	0	1,079	0	1,079
West Virginia	0	6,053	0	6,053
U.S. Government Agencies	0	299,913	0	299,913
U.S. Treasury Obligations	0	1,364,776	0	1,364,776
Non-Agency Mortgage-Backed Securities	0	217,684	0	217,684
Asset-Backed Securities	0	419,617	17,906	437,523
Sovereign Issues	0	201,501	0	201,501
Preferred Securities
Banking & Finance	118	0	0	118
Short-Term Instruments
Certificates of Deposit	0	55,825	0	55,825
Short-Term Notes	0	702	0	702
Japan Treasury Bills	0	478,812	0	478,812
U.S. Treasury Bills	0	1,083	0	1,083

	$118	$3,458,671	$22,893	$3,481,682

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$158,793	$0	$0	$158,793

Total Investments	$158,911	$3,458,671	$22,893	$3,640,475

Short Sales, at Value - Liabilities
U.S. Government Agencies	0	(99,247)	0	(99,247)
U.S. Treasury Obligations	0	(52,623)	0	(52,623)

	$0	$(151,870)	$0	$(151,870)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	937	11,485	0	12,422
Over the counter	0	300,980	0	300,980

	$937	$312,465	$0	$313,402

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(3,694)	(1,234)	0	(4,928)
Over the counter	0	(84,032)	0	(84,032)

	$(3,694)	$(85,266)	$0	$(88,960)

Totals	$156,154	$3,534,000	$22,893	$3,713,047

There were no significant transfers between Levels 1, 2, or 3 during the period ended September 30, 2016.

122	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

Schedule of Investments PIMCO RAE Low Volatility PLUS International Fund

September 30, 2016 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 113.9%

BANK LOAN OBLIGATIONS 0.9%
Avago Technologies Cayman Ltd.
3.524% due 02/01/2023		$911	$923
Charter Communications Operating LLC
3.500% due 01/24/2023		1,393	1,403
Energy Future Intermediate Holding Co. LLC
4.250% due 12/19/2016		1,500	1,506
Las Vegas Sands LLC
3.250% due 12/19/2020		7,661	7,713

Total Bank Loan Obligations (Cost $11,439)			11,545

CORPORATE BONDS & NOTES 19.7%

BANKING & FINANCE 13.1%
Ally Financial, Inc.
2.500% due 03/15/2017 (g)		5,000	4,987
Banco Bilbao Vizcaya Argentaria S.A.
9.000% due 05/09/2018 (f)		5,200	5,343
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (f)	EUR	1,000	1,163
Bank of America Corp.
1.716% due 04/01/2019		$3,200	3,220
2.650% due 04/01/2019		4,500	4,599
5.650% due 05/01/2018		2,200	2,335
6.000% due 09/01/2017		3,100	3,224
Barclays PLC
3.200% due 08/10/2021		5,900	5,936
6.500% due 09/15/2019 (f)	EUR	800	842
BNP Paribas S.A.
7.375% due 08/19/2025 (f)		$600	599
BPCE S.A.
1.487% due 06/17/2017		14,800	14,822
Citigroup, Inc.
5.950% due 05/15/2025 (f)		1,800	1,838
Credit Agricole S.A.
1.390% due 06/12/2017		11,700	11,717
6.500% due 06/23/2021 (f)	EUR	1,400	1,569
7.875% due 01/23/2024 (f)		$200	201
Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		600	614
Dexia Credit Local S.A.
1.375% due 09/18/2019	EUR	100	118
2.000% due 01/22/2021		100	123
2.250% due 01/30/2019		$500	508
Eksportfinans ASA
5.500% due 06/26/2017		600	616
EUROFIMA
6.250% due 12/28/2018	AUD	100	83
Ford Motor Credit Co. LLC
2.375% due 01/16/2018		$1,800	1,815
3.000% due 06/12/2017		3,200	3,234
Goldman Sachs Group, Inc.
1.875% due 04/23/2020		3,000	3,020
2.241% due 11/15/2021		1,900	1,892
5.375% due 03/15/2020		4,400	4,876
HBOS PLC
6.750% due 05/21/2018		3,700	3,964
HSBC Holdings PLC
2.354% due 01/05/2022 (b)		1,700	1,709
3.400% due 03/08/2021		800	828
4.300% due 03/08/2026		800	859
HSBC USA, Inc.
1.558% due 08/07/2018		1,300	1,302
International Lease Finance Corp.
7.125% due 09/01/2018		1,000	1,094
JPMorgan Chase & Co.
1.265% due 04/25/2018		23,300	23,307
Landwirtschaftliche Rentenbank
4.250% due 01/24/2023	AUD	600	509
LeasePlan Corp. NV
2.500% due 05/16/2018		$7,500	7,514

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Lloyds Banking Group PLC
7.625% due 06/27/2023 (f)	GBP	2,100	$2,790
Morgan Stanley
1.995% due 04/25/2018		$700	708
5.500% due 01/26/2020		3,500	3,884
5.950% due 12/28/2017		1,000	1,053
6.625% due 04/01/2018		2,500	2,680
Novo Banco S.A.
5.000% due 04/04/2019	EUR	500	388
5.000% due 05/14/2019		717	556
Realkredit Danmark A/S
2.000% due 04/01/2017	DKK	10,000	1,527
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 (f)		$500	464
8.000% due 08/10/2025 (f)		400	377
SL Green Realty Corp.
4.500% due 12/01/2022		2,600	2,711
Swedbank Hypotek AB
1.375% due 03/28/2018		6,100	6,105
UBS AG
1.557% due 03/26/2018		9,800	9,830
5.125% due 05/15/2024		1,800	1,863
5.875% due 12/20/2017		3,000	3,158
7.625% due 08/17/2022		3,800	4,437
Volkswagen Bank GmbH
0.112% due 11/27/2017	EUR	900	1,006
Vonovia Finance BV
3.200% due 10/02/2017		$100	101

			164,018

INDUSTRIALS 4.5%
AbbVie, Inc.
2.500% due 05/14/2020		400	409
3.200% due 11/06/2022		100	104
3.600% due 05/14/2025		400	419
4.500% due 05/14/2035		200	214
4.700% due 05/14/2045		200	217
Actavis Funding SCS
2.100% due 03/12/2020		1,200	1,221
4.550% due 03/15/2035		1,200	1,281
Amgen, Inc.
1.411% due 05/22/2019		4,000	4,006
Anheuser-Busch InBev Finance, Inc.
2.650% due 02/01/2021		1,100	1,136
Charter Communications Operating LLC
4.464% due 07/23/2022		600	649
4.908% due 07/23/2025		1,100	1,217
6.384% due 10/23/2035		200	237
6.484% due 10/23/2045		500	608
6.834% due 10/23/2055		100	121
CNPC General Capital Ltd.
1.717% due 05/14/2017		3,500	3,502
2.750% due 05/14/2019		1,200	1,228
CVS Health Corp.
3.500% due 07/20/2022		100	107
HCA, Inc.
4.750% due 05/01/2023		4,900	5,121
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	9,400	10,401
Nissan Motor Acceptance Corp.
1.385% due 03/03/2017		$1,200	1,202
1.950% due 09/12/2017		5,900	5,924
QUALCOMM, Inc.
4.800% due 05/20/2045		600	658
Roche Holdings, Inc.
1.178% due 09/30/2019		3,500	3,500
Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019		980	982
2.400% due 09/23/2021		850	853
U.S. Airways Pass-Through Trust
5.900% due 04/01/2026		2,478	2,853
WestRock RKT Co.
4.900% due 03/01/2022		4,100	4,613

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Zimmer Biomet Holdings, Inc.
3.550% due 04/01/2025		$3,100	$3,202

			55,985

UTILITIES 2.1%
AT&T, Inc.
1.768% due 06/30/2020		900	908
4.500% due 05/15/2035		200	211
5.875% due 10/01/2019		1,100	1,231
Korea Hydro & Nuclear Power Co. Ltd.
1.591% due 05/22/2017		1,800	1,799
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022		2,700	850
Orange S.A.
8.000% due 12/20/2017	GBP	100	141
Petrobras Global Finance BV
3.737% due 03/17/2020		$400	392
4.375% due 05/20/2023		100	90
5.375% due 01/27/2021		200	199
8.375% due 05/23/2021		3,800	4,173
Spire, Inc.
1.567% due 08/15/2017		1,200	1,197
Sprint Communications, Inc.
8.375% due 08/15/2017		4,845	5,045
Verizon Communications, Inc.
2.606% due 09/14/2018		10,300	10,574

			26,810

Total Corporate Bonds & Notes (Cost $248,785)			246,813

MUNICIPAL BONDS & NOTES 0.5%

ILLINOIS 0.1%
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033		600	666
7.750% due 01/01/2042		1,000	1,076

			1,742

RHODE ISLAND 0.1%
Rhode Island Student Loan Authority Revenue Bonds, Series 2014
1.223% due 10/02/2028		1,381	1,344

WEST VIRGINIA 0.3%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047		3,770	3,628

Total Municipal Bonds & Notes (Cost $6,165)			6,714

U.S. GOVERNMENT AGENCIES 10.6%
Fannie Mae
0.585% due 07/25/2037		1,085	1,064
3.500% due 04/01/2029		128	134
5.480% due 07/01/2018		100	103
Fannie Mae, TBA
3.000% due 11/01/2046		19,100	19,814
3.500% due 10/01/2031 - 10/01/2046		76,700	80,903
Freddie Mac
0.924% due 11/15/2043		23,548	23,512
Ginnie Mae
3.500% due 02/15/2045 - 06/15/2045		3,089	3,288
Ginnie Mae, TBA
4.000% due 10/01/2046		4,000	4,300

Total U.S. Government Agencies (Cost $132,902)			133,118

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	123

Schedule of Investments PIMCO RAE Low Volatility PLUS International Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 33.0%
U.S. Treasury Bonds
2.500% due 02/15/2045 (m)		$8,340	$8,648
2.500% due 02/15/2046		16,100	16,698
2.875% due 08/15/2045		500	559
3.000% due 11/15/2044		2,250	2,574
3.000% due 05/15/2045		3,550	4,061
3.125% due 08/15/2044		15,400	18,034
3.750% due 11/15/2043 (i)		7,300	9,530
U.S. Treasury Inflation Protected Securities (e)
0.125% due 07/15/2022 (k)		69,382	71,135
0.125% due 01/15/2023 (k)		16,577	16,865
0.125% due 07/15/2024 (k)		1,419	1,442
0.250% due 01/15/2025 (k)		17,970	18,336
0.375% due 07/15/2023		10,858	11,270
0.625% due 01/15/2026		2,228	2,348
0.750% due 02/15/2045		1,124	1,167
2.375% due 01/15/2025		3,830	4,573
2.500% due 01/15/2029		6,053	7,707
U.S. Treasury Notes
1.375% due 09/30/2020 (m)		49,100	49,693
1.375% due 10/31/2020 (k)(m)		2,000	2,024
1.625% due 05/15/2026		3,200	3,207
1.875% due 11/30/2021 (m)		2,700	2,789
1.875% due 10/31/2022 (m)		20,400	21,053
2.000% due 11/30/2020 (k)(m)		8,100	8,398
2.000% due 07/31/2022 (m)		29,300	30,455
2.000% due 08/15/2025 (m)		3,200	3,314
2.125% due 08/31/2020 (k)(m)		15,000	15,608
2.125% due 05/15/2025		38,700	40,491
2.250% due 11/15/2024 (m)		15,700	16,586
2.250% due 11/15/2025		23,300	24,614
2.500% due 05/15/2024 (m)		500	538

Total U.S. Treasury Obligations (Cost $396,860)			413,717

NON-AGENCY MORTGAGE-BACKED SECURITIES 6.4%
Alternative Loan Trust
0.925% due 08/25/2035		1,817	1,236
BCAP LLC Trust
0.735% due 05/25/2047		338	274
5.250% due 04/26/2037		2,293	2,085
Bear Stearns Adjustable Rate Mortgage Trust
3.156% due 02/25/2034		319	312
Bear Stearns ALT-A Trust
2.996% due 01/25/2036		432	360
Berica ABS SRL
0.000% due 12/31/2055	EUR	5,988	6,707
Citigroup Commercial Mortgage Trust
2.306% due 09/10/2045 (a)		$20,642	1,422
Citigroup Mortgage Loan Trust, Inc.
2.930% due 10/25/2035		94	93
Claris Finance SRL
0.208% due 10/31/2060	EUR	9,431	10,573
Countrywide Alternative Loan Trust
2.557% due 10/20/2035		$2,082	1,456
Countrywide Home Loan Mortgage Pass-Through Trust
2.748% due 02/20/2036		2,018	1,557
Downey Savings & Loan Association Mortgage Loan Trust
2.709% due 07/19/2044		39	39
GP Portfolio Trust
1.474% due 02/15/2027		73	73
Greenwich Capital Commercial Funding Corp. Trust
5.444% due 03/10/2039		5,902	5,911
HarborView Mortgage Loan Trust
0.681% due 01/25/2047		540	449
3.257% due 07/19/2035 ^		703	635
HomeBanc Mortgage Trust
0.795% due 10/25/2035		398	369
IndyMac Mortgage Loan Trust
0.765% due 04/25/2035		1,800	1,573
Maxis Loans Securitisation
3.365% due 09/12/2041	AUD	24	18

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.964% due 12/15/2030		$111	$106
Merrill Lynch Alternative Note Asset Trust
0.635% due 03/25/2037		18,534	8,001
0.725% due 03/25/2037		18,287	9,517
Merrill Lynch Mortgage Investors Trust
2.661% due 04/25/2035		1,026	998
Merrill Lynch Mortgage-Backed Securities Trust
3.133% due 04/25/2037 ^		444	380
Prime Mortgage Trust
0.925% due 02/25/2034		46	44
RBSSP Resecuritization Trust
0.764% due 06/27/2036		1,300	1,099
Residential Asset Securitization Trust
5.500% due 08/25/2034		669	682
RMAC PLC
0.000% due 06/12/2037	EUR	1,724	1,814
Royal Bank of Scotland Capital Funding Trust
5.420% due 01/16/2049		$258	258
6.296% due 12/16/2049		485	493
Structured Asset Mortgage Investments Trust
0.735% due 04/25/2036		125	101
Thornburg Mortgage Securities Trust
2.781% due 06/25/2047 ^		3,815	3,425
WaMu Mortgage Pass-Through Certificates Trust
0.835% due 01/25/2045		161	155
1.257% due 06/25/2047		2,861	2,438
Washington Mutual Mortgage Pass-Through Certificates Trust
2.645% due 02/25/2033		2	2
Wells Fargo Commercial Mortgage Trust
1.554% due 02/15/2027		14,900	14,910
Wells Fargo Mortgage-Backed Securities Trust
3.198% due 04/25/2036		395	364

Total Non-Agency Mortgage-Backed Securities (Cost $87,436)			79,929

ASSET-BACKED SECURITIES 14.5%
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.440% due 01/25/2035		2,616	2,251
Argent Securities Trust
0.715% due 03/25/2036		3,361	2,519
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.905% due 02/25/2036		1,883	1,351
Bayview Opportunity Master Fund Trust
4.350% due 01/28/2031		1,918	1,918
Bear Stearns Asset-Backed Securities Trust
0.635% due 02/25/2037		1,321	1,263
1.475% due 10/25/2037		3,793	3,188
Cadogan Square CLO BV
0.040% due 01/17/2023	EUR	33	36
Carlyle Global Market Strategies CLO Ltd.
1.926% due 04/20/2022		$5,937	5,946
CIFC Funding Ltd.
2.185% due 12/05/2024		9,000	9,011
Citigroup Mortgage Loan Trust, Inc.
0.685% due 12/25/2036		2,453	1,662
0.785% due 03/25/2037		819	650
0.924% due 11/25/2046		1,989	1,739
COA Summit CLO Ltd.
2.046% due 04/20/2023		139	139
Countrywide Asset-Backed Certificates
0.665% due 05/25/2035		1,021	859
0.665% due 06/25/2035		3,020	2,351
0.665% due 05/25/2037		6,528	5,568
0.665% due 06/25/2037		4,109	3,421
0.665% due 08/25/2037		1,041	786
0.665% due 06/25/2047 ^		431	316
0.705% due 11/25/2047 ^		6,431	5,370
0.725% due 06/25/2047		1,411	1,106

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.755% due 05/25/2037		$6,000	$4,004
0.814% due 01/25/2037		16,600	11,318
0.964% due 04/25/2036		7,000	6,213
1.015% due 02/25/2036		6,000	5,160
2.325% due 12/25/2033		1,148	1,110
Countrywide Asset-Backed Certificates Trust
0.784% due 09/25/2046		3,200	2,423
1.325% due 08/25/2047		1,139	1,097
Eurocredit CDO PLC
0.072% due 04/17/2023	EUR	56	63
First Franklin Mortgage Loan Trust
1.005% due 12/25/2035		$445	432
Fortress Credit Investments Ltd.
1.929% due 07/17/2023		2,195	2,196
Gallatin CLO Ltd.
1.950% due 07/15/2023		2,284	2,284
GSAMP Trust
2.175% due 10/25/2034		338	320
HSI Asset Securitization Corp. Trust
0.855% due 02/25/2036		2,600	2,135
JPMorgan Mortgage Acquisition Trust
0.785% due 05/25/2037		3,200	2,665
LCM LP
1.581% due 04/15/2022		6,690	6,698
1.893% due 10/19/2022		14,500	14,490
Long Beach Mortgage Loan Trust
0.685% due 08/25/2036		2,559	1,310
MASTR Asset-Backed Securities Trust
0.765% due 08/25/2036		2,582	1,392
0.985% due 06/25/2035		506	481
Morgan Stanley ABS Capital, Inc. Trust
0.605% due 09/25/2036		95	53
0.655% due 10/25/2036		378	303
0.755% due 09/25/2036		6,308	3,612
2.325% due 03/25/2034		1,761	1,673
NovaStar Mortgage Funding Trust
0.695% due 11/25/2036		4,760	2,362
Octagon Investment Partners Ltd.
1.574% due 05/05/2023		3,441	3,445
OneMain Financial Issuance Trust
2.470% due 09/18/2024		5,212	5,230
Panther CDO BV
0.067% due 03/20/2084	EUR	789	879
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.515% due 09/25/2034		$977	941
Popular ABS Mortgage Pass-Through Trust
0.775% due 06/25/2047 ^		2,138	1,962
Race Point CLO Ltd.
1.637% due 12/15/2022		333	334
Renaissance Home Equity Loan Trust
5.586% due 11/25/2036		6,309	3,632
Residential Asset Mortgage Products Trust
0.744% due 12/25/2035		2,860	2,248
1.424% due 08/25/2034		1,659	1,608
2.175% due 11/25/2034		321	309
Residential Asset Securities Corp. Trust
0.675% due 08/25/2036		751	707
0.765% due 11/25/2036		8,400	5,578
Securitized Asset-Backed Receivables LLC Trust
0.615% due 07/25/2036		4,671	2,338
0.775% due 05/25/2036		1,573	978
0.795% due 03/25/2036		562	459
Soundview Home Loan Trust
0.685% due 11/25/2036		406	390
Specialty Underwriting & Residential Finance Trust
1.500% due 12/25/2035		1,386	1,261
SpringCastle America Funding LLC
3.050% due 04/25/2029 (b)		5,100	5,102
Stone Tower CLO Ltd.
0.899% due 04/17/2021		76	76
Structured Asset Investment Loan Trust
0.655% due 07/25/2036		3,291	2,367

124	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Asset Securities Corp. Mortgage Loan Trust
0.755% due 05/25/2047		$3,600	$2,909
Structured Asset Securities Corp. Trust
0.984% due 09/25/2035		3,000	2,241
Symphony CLO Ltd.
1.586% due 07/23/2023		8,800	8,801
Voya CLO Ltd.
0.929% due 12/13/2020		66	66
Wells Fargo Home Equity Asset-Backed Securities Trust
1.025% due 12/25/2035		3,400	2,886

Total Asset-Backed Securities (Cost $179,456)			181,991

SOVEREIGN ISSUES 5.0%
Brazil Government International Bond
5.625% due 02/21/2047		2,100	2,069
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2017 (d)	BRL	7,060	2,103
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2017		161,650	49,390
Caisse d’Amortissement de la Dette Sociale
3.375% due 03/20/2024		$8,000	8,838
Kommunalbanken A/S
4.500% due 07/18/2022	AUD	500	424

Total Sovereign Issues (Cost $61,008)			62,824

		SHARES
PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%
GMAC Capital Trust
6.602% due 02/15/2040		4,653	118

Total Preferred Securities (Cost $125)			118

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 23.3%

CERTIFICATES OF DEPOSIT 1.4%
Credit Suisse AG
1.645% due 09/12/2017		$4,200	$4,205
Mitsubishi UFJ Trust & Banking Corp.
1.577% due 09/19/2017		1,500	1,501
Natixis S.A.
1.553% due 09/25/2017		4,600	4,611
Sumitomo Mitsui Banking Corp.
1.550% due 09/15/2017		2,100	2,101
Sumitomo Mitsui Trust Bank Limited
1.584% due 09/18/2017		4,900	4,903

			17,321

COMMERCIAL PAPER 0.9%
Viacom, Inc.
1.300% due 11/14/2016		10,800	10,789

REPURCHASE AGREEMENTS (h) 7.2%
			90,539

JAPAN TREASURY BILLS 13.8%
(0.317)% due 10/17/2016 - 01/10/2017 (c)(d)	JPY	17,470,000	172,347

U.S. TREASURY BILLS 0.0%
0.481% due 03/09/2017 - 03/16/2017 (c)(d)(m)		$90	90

Total Short-Term Instruments (Cost $286,411)			291,086

Total Investments in Securities (Cost $1,410,587)			1,427,855

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 7.6%

SHORT-TERM INSTRUMENTS 7.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.6%
PIMCO Short-Term Floating NAV Portfolio III	9,630,111	$95,203

Total Short-Term Instruments (Cost $95,203)		95,203

Total Investments in Affiliates (Cost $95,203)		95,203

Total Investments 121.5% (Cost $1,505,790)		$1,523,058

Financial Derivative Instruments (j)(l) 2.6% (Cost or Premiums, net $14,745)		33,123

Other Assets and Liabilities, net (24.1)%		(302,383)

Net Assets 100.0%		$1,253,798

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(g)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Ally Financial, Inc.	2.500%	03/15/2017	03/10/2014	$ 5,000	$4,987	0.40%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
JPS	0.800%	09/29/2016	10/06/2016	$90,041	U.S. Treasury Notes 2.375% due 08/15/2024	$(89,962)	$90,041	$90,049
SSB	0.010	09/30/2016	10/03/2016	498	U.S. Treasury Notes 2.125% due 08/15/2021 (2)	(509)	498	498

Total Repurchase Agreements						$(90,471)	$90,539	$90,547

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	125

Schedule of Investments PIMCO RAE Low Volatility PLUS International Fund (Cont.)

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate (3)	Borrowing Date	Maturity Date	Amount Borrowed (3)	Payable for Sale-Buyback Transactions
NOM	0.550%	07/01/2016	10/03/2016	$(9,733)	$(9,747)

Total Sale-Buyback Transactions					$(9,747)

(3)

The average amount of borrowings outstanding during the period ended September 30, 2016 was $(61,636) at a weighted average interest rate of 0.554%. Average borrowings includes reverse repurchase agreements, of which there were none open at period end.

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES AND U.S. TREASURY OBLIGATIONS

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales (4)
Fannie Mae, TBA	3.500%	10/01/2046	$ 27,000	$(28,421)	$(28,496)
Fannie Mae, TBA	4.000	10/01/2046	3,800	(4,066)	(4,082)
Fannie Mae, TBA	4.500	10/01/2046	1,400	(1,527)	(1,533)
U.S. Treasury Bonds	2.250	08/15/2046	16,400	(16,325)	(15,750)
U.S. Treasury Bonds	4.500	02/15/2036	7,300	(10,484)	(10,337)
U.S. Treasury Notes	2.375	08/15/2024	84,150	(86,589)	(89,973)

Total Short Sales				$(147,412)	$(150,171)

(4)	Payable for short sales includes $359 of accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2016:

(i)	Securities with an aggregate market value of $9,530 have been pledged as collateral under the terms of the following master agreements as of September 30, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure (5)
Global/Master Repurchase Agreement
JPS	$90,049	$0	$0	$0	$90,049	$(89,962)	$87
SSB	498	0	0	0	498	(509)	(11)

Master Securities Forward Transaction Agreement
BPG	0	0	0	(89,973)	(89,973)	0	(89,973)
NOM	0	0	(9,747)	(26,087)	(35,834)	9,530	(26,304)

Total Borrowings and Other Financing Transactions	$90,547	$0	$(9,747)	$(116,060)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$0	$(9,747)	$0	$0	$(9,747)

Total Borrowings	$0	$(9,747)	$0	$0	$(9,747)

Gross amount of recognized liabilities for sale-buyback financing transactions					$(9,747)

126	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CBOT U.S. Treasury 10-Year Note November Futures	$131.000	10/21/2016	372	$(215)	$(236)

Total Written Options				$(215)	$(236)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2016	1,103	$(3,209)	$14	$0
90-Day Eurodollar December Futures	Long	12/2017	2,242	126	0	(112)
90-Day Eurodollar December Futures	Short	12/2019	2,242	(319)	252	0
90-Day Eurodollar June Futures	Short	06/2017	1,130	(4,547)	28	0
Australia Government 10-Year Bond December Futures	Long	12/2016	24	24	13	(5)
Euro-Bobl December Futures	Long	12/2016	380	249	0	(68)
U.S. Treasury 2-Year Note December Futures	Long	12/2016	282	0	0	(27)
U.S. Treasury 5-Year Note December Futures	Long	12/2016	536	15	0	(113)
U.S. Treasury 10-Year Note December Futures	Long	12/2016	2,376	(229)	0	(1,002)
United Kingdom Long Gilt December Futures	Long	12/2016	199	(270)	0	(235)

Total Futures Contracts				$(8,160)	$307	$(1,562)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month USD-LIBOR *	1.100%	01/23/2018	$	468,700	$513	$449	$0	$(47)
Receive	3-Month USD-LIBOR	1.750	12/16/2018		490,800	(10,136)	(7,949)	174	0
Receive	3-Month USD-LIBOR	2.000	12/16/2019		70,300	(2,430)	(2,106)	56	0
Receive	3-Month USD-LIBOR *	1.500	12/21/2021		75,100	(1,006)	543	143	0
Receive	3-Month USD-LIBOR	1.934	09/01/2022		54,300	(2,176)	(2,176)	124	0
Receive	3-Month USD-LIBOR	2.000	06/15/2023		10,300	(539)	(161)	28	0
Receive	3-Month USD-LIBOR *	1.750	12/21/2023		93,300	(2,535)	(498)	296	0
Receive	3-Month USD-LIBOR	2.330	08/19/2025		21,000	(1,640)	(1,564)	93	0
Receive	3-Month USD-LIBOR	2.300	12/03/2025		21,500	(1,756)	(1,452)	99	0
Receive	3-Month USD-LIBOR	2.150	12/03/2025		2,900	(197)	(166)	13	0
Receive	3-Month USD-LIBOR	2.250	06/15/2026		400	(31)	(33)	2	0
Receive	3-Month USD-LIBOR *	1.750	12/21/2026		91,100	(2,222)	112	492	0
Receive	3-Month USD-LIBOR *	2.098	07/01/2041		9,900	(21)	(21)	29	0
Receive	3-Month USD-LIBOR	2.500	06/15/2046		24,450	(4,177)	(3,434)	442	0
Receive	3-Month USD-LIBOR	2.250	09/14/2046		14,100	(1,461)	(1,072)	250	0
Receive	3-Month USD-LIBOR *	2.250	12/21/2046		45,500	(4,566)	(843)	815	0
Receive	3-Month USD-LIBOR *	2.285	05/25/2048		9,100	(856)	(244)	169	0
Pay	6-Month EUR-EURIBOR	0.500	09/21/2023	EUR	68,200	2,776	110	0	(48)
Pay	6-Month EUR-EURIBOR *	0.500	03/15/2027		11,800	244	161	0	(2)
Receive	6-Month EUR-EURIBOR	1.250	09/21/2046		16,400	(2,602)	(119)	33	0
Receive	6-Month EUR-EURIBOR *	1.250	03/15/2047		2,000	(306)	(245)	4	0
Receive	6-Month GBP-LIBOR	1.750	12/17/2016	GBP	241,800	(1,662)	(1,879)	0	(18)
Receive	6-Month GBP-LIBOR	2.000	03/18/2022		38,700	(4,083)	(3,711)	69	0
Receive	6-Month GBP-LIBOR *	0.750	03/15/2027		12,100	72	(197)	65	0
Receive	6-Month GBP-LIBOR *	1.750	03/15/2047		3,800	(1,005)	(912)	110	0
Pay	28-Day MXN-TIIE	5.145	04/02/2020	MXN	142,500	(195)	(62)	0	(18)
Pay	28-Day MXN-TIIE	6.075	09/21/2021		900	0	0	0	0
Pay	28-Day MXN-TIIE	5.680	11/09/2021		93,700	(90)	(90)	0	(11)
Pay	28-Day MXN-TIIE	5.430	11/17/2021		10,100	(16)	(13)	0	(1)
Pay	28-Day MXN-TIIE *	7.635	06/09/2025		15,900	29	29	1	0

						$(42,074)	$(27,543)	$3,507	$(145)

Total Swap Agreements						$(42,074)	$(27,543)	$3,507	$(145)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	127

Schedule of Investments PIMCO RAE Low Volatility PLUS International Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2016:

(k)	Securities with an aggregate market value of $19,761 and cash of $2,475 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$307	$3,507	$3,814	$(236)	$(1,562)	$(145)	$(1,943)

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2016	BRL	44,414		$13,682	$25	$0
	10/2016	GBP	15,331		20,284	412	0
	10/2016	JPY	3,123,170		31,136	337	0
	10/2016		$13,594	BRL	44,414	63	0
	10/2016		1,535	DKK	10,200	3	0
	10/2016		10,452	MXN	204,904	96	0
	12/2016	JPY	1,700,000		$16,744	0	(77)
	01/2017		1,540,000		15,265	9	0
	04/2017	DKK	10,200		1,548	0	(4)
BPS	10/2016	BRL	5,858		1,813	17	0
	10/2016	JPY	4,700,000		44,691	0	(1,694)
	10/2016		$3,124	EUR	2,799	20	0
	10/2016		19,946	GBP	15,331	0	(74)
	11/2016	GBP	15,331		$19,956	73	0
	11/2016		$166	GBP	127	0	(1)
BRC	10/2016		7,056	CNH	47,705	87	0
CBK	10/2016	BRL	56,960		$13,649	0	(3,865)
	10/2016	JPY	5,940,000		56,498	0	(2,127)
	10/2016	MXN	240,006		12,202	0	(153)
	10/2016		$17,547	BRL	56,960	0	(32)
	10/2016		4,303	MXN	78,122	0	(281)
	11/2016	CHF	277		$285	0	(1)
	11/2016	ZAR	2,734		197	0	(1)
	01/2017	JPY	1,080,000		10,704	5	0
DUB	10/2016	BRL	98,550		30,359	56	0
	10/2016		$29,864	BRL	98,550	439	0
	10/2016		3,910	CNH	26,402	43	0
	11/2016		333	ILS	1,271	7	0
	01/2017	BRL	108,826		$31,691	0	(877)
FBF	10/2016		$10,089	RUB	646,271	172	0
	12/2016	RUB	646,271		$9,950	0	(164)
GLM	10/2016	BRL	28,950		7,102	0	(1,800)
	10/2016	EUR	1,044		1,171	0	(2)
	10/2016		$8,918	BRL	28,950	0	(16)
	10/2016		51,589	EUR	46,021	108	0
	11/2016	EUR	46,020		$51,652	0	(115)
HUS	10/2016	CNH	8,024		1,198	0	(4)
	10/2016		$1,813	BRL	5,838	0	(23)
	10/2016		34,564	CNH	226,335	30	(705)
	11/2016	HKD	892		$115	0	0
	11/2016	SGD	27,336		20,381	331	0
	01/2021	BRL	2,330		359	0	(164)
JPM	10/2016	AUD	2,192		1,651	0	(26)
	10/2016	BRL	65,640		16,147	4	(4,040)
	10/2016	DKK	10,230		1,531	0	(12)
	10/2016		$19,623	BRL	65,640	560	0
	10/2016		3,896	CNH	26,337	47	0

128	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	10/2016		$628	EUR	560	$1	$0
	10/2016		463	MXN	9,002	1	0
	10/2016		654	TRY	1,957	0	(5)
	01/2017	BRL	67,777		$19,719	0	(565)
	01/2017	JPY	1,410,000		13,970	1	0
	01/2017		$2,008	CNH	13,744	41	0
	02/2017	CNH	108,248		$15,550	0	(563)
MSB	10/2016	BRL	63,744		18,454	62	(1,208)
	10/2016	EUR	38,949		44,055	301	0
	10/2016		$19,637	BRL	63,744	0	(36)
	11/2016		13,604		44,412	0	(64)
SCX	10/2016	EUR	9,870		$11,035	0	(52)
	10/2016	JPY	103,600		1,021	0	0
	10/2016	RUB	646,271		9,840	0	(421)
	10/2016		$19,515	CNH	129,655	36	(138)
	10/2016		31,015	JPY	3,123,170	0	(216)
	11/2016	JPY	3,123,170		$31,052	216	0
	11/2016		$19,985	SGD	27,228	0	(14)
	02/2017	CNH	106,582		$15,393	0	(471)
	02/2017		$21,597	CNH	145,202	15	0
SOG	10/2016		4,463		30,134	49	0
UAG	10/2016	CNH	643,137		$98,482	2,186	0
	10/2016	GBP	1,403		1,826	8	0
	10/2016	JPY	1,100,000		10,502	0	(355)
	02/2017		$2,121	CNH	14,066	0	(27)

Total Forward Foreign Currency Contracts						$5,861	$(20,393)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC USD versus RUB	RUB	71.150	02/22/2017		$400	$16	$43
CBK	Call - OTC USD versus JPY	JPY	115.000	11/23/2016		36,895	393	3
GLM	Put - OTC EUR versus MXN	MXN	19.000	02/15/2017	EUR	11,300	442	24
	Put - OTC USD versus MXN		18.800	11/09/2016		$10,987	152	90
SOG	Put - OTC USD versus RUB	RUB	73.000	02/24/2017		8,300	349	1,101

							$1,352	$1,261

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250%	04/13/2018	$	3,100	$303	$436
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	04/13/2018		3,100	303	157
BPS	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	04/13/2018		6,000	554	845
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	04/13/2018		6,000	612	304
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300	04/17/2019		12,200	1,398	2,014
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300	04/17/2019		12,200	1,398	880
CBK	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.700	10/03/2016		74,700	143	0
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	12/21/2016		27,800	234	53
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.970	09/24/2018		14,400	732	316
GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	03/28/2017		85,000	289	181
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.970	09/24/2018		28,700	1,485	630
JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	03/28/2017		96,900	348	207
MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	12/21/2016		19,600	168	37
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.240	05/16/2018		6,200	621	875
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.240	05/16/2018		6,200	621	336
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.245	05/17/2018		21,700	2,010	3,080
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.245	05/17/2018		21,700	2,326	1,170
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.285	05/23/2018		30,700	3,045	4,566
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.285	05/23/2018		30,700	3,045	1,571
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050	12/12/2018		19,050	916	429
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.350	05/28/2019		21,200	2,442	3,694
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.350	05/28/2019		21,200	2,442	1,488

								$25,435	$23,269

Total Purchased Options								$26,787	$24,530

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	129

Schedule of Investments PIMCO RAE Low Volatility PLUS International Fund (Cont.)

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC USD versus RUB	RUB	80.000	12/02/2016	$	12,100	$(663)	$(4)
	Call - OTC USD versus RUB		108.000	02/22/2017		400	(16)	0
CBK	Call - OTC USD versus JPY	JPY	119.000	11/23/2016		73,790	(349)	(2)
DUB	Call - OTC USD versus BRL	BRL	5.000	10/19/2017		3,138	(404)	(39)
	Put - OTC USD versus BRL		5.000	10/19/2017		3,138	(468)	(1,256)
FBF	Put - OTC EUR versus MXN	MXN	18.900	03/21/2017	EUR	6,458	(251)	(14)
	Call - OTC EUR versus MXN		22.650	03/21/2017		6,458	(224)	(286)
	Call - OTC USD versus BRL	BRL	5.000	10/19/2017	$	9,380	(1,189)	(116)
	Put - OTC USD versus BRL		5.000	10/19/2017		9,380	(1,415)	(3,755)
	Call - OTC USD versus BRL		6.300	01/11/2018		3,057	(163)	(22)
GLM	Call - OTC EUR versus MXN	MXN	26.750	02/15/2017	EUR	11,300	(361)	(72)
	Put - OTC EUR versus MXN		18.900	03/21/2017		9,788	(397)	(22)
	Call - OTC EUR versus MXN		22.650	03/21/2017		9,788	(320)	(433)
	Put - OTC USD versus MXN		18.350	11/09/2016	$	21,974	(152)	(77)
HUS	Call - OTC EUR versus RUB	RUB	85.000	12/02/2016	EUR	6,000	(392)	(5)
	Put - OTC USD versus BRL	BRL	3.150	10/11/2016	$	11,398	(79)	(16)
	Call - OTC USD versus BRL		3.350	10/11/2016		11,398	(79)	(38)
SOG	Call - OTC EUR versus RUB	RUB	85.000	12/02/2016	EUR	5,700	(405)	(5)
	Call - OTC USD versus RUB		110.000	02/24/2017	$	8,300	(358)	(3)

							$(7,685)	$(6,165)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.770%	12/21/2016	$	55,400	$(233)	$(21)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600	09/24/2018		72,300	(752)	(308)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	10/03/2016		15,900	(143)	(36)
GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600	09/24/2018		143,900	(1,532)	(612)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.555	03/28/2017		4,000	(67)	(80)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.565	03/28/2017		13,900	(222)	(285)
JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.555	03/28/2017		6,900	(119)	(138)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.565	03/28/2017		13,500	(230)	(277)
MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.770	12/21/2016		39,400	(170)	(15)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.700	12/12/2018		95,200	(1,008)	(433)

								$(4,476)	$(2,205)

STRADDLE OPTIONS

Counterparty	Description	Exercise Level (1)	Expiration Date	Notional Amount	Premiums (Received) (1)	Market Value
JPM	Call & Put - OTC 1-Year USD/KRW versus 1-Year USD/KRW Forward Currency Volatility Agreement	0.000%	02/20/2017	$ 472	$0	$13

Total Written Options					$(12,161)	$(8,357)

(1)	Exercise level and final premium determined on a future date, based upon implied volatility parameters.

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2016:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		0		17,612		(8,653)		(8,587)		0		372
Notional Amount in $	$	530,935	$	343,387	$	(52,085)	$	(157,447)	$	(36,465)	$	628,325
Notional Amount in EUR	EUR	122,492	EUR	44,385	EUR	0	EUR	(101,520)	EUR	(9,865)	EUR	55,492
Notional Amount in GBP	GBP	0	GBP	33,000	GBP	0	GBP	(33,000)	GBP	0	GBP	0
Premiums	$	(12,836)	$	(5,736)	$	1,659	$	3,982	$	555	$	(12,376)

130	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2016 (3)	Notional Amount (4)		Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BOA	Volkswagen International Finance NV	1.000%	12/20/2016	0.311%	EUR	700	$(4)	$6	$2	$0
BPS	Volkswagen International Finance NV	1.000	12/20/2016	0.311		900	(12)	14	2	0
BRC	Brazil Government International Bond	1.000	12/20/2016	0.558	$	300	(4)	4	0	0
CBK	Volkswagen International Finance NV	1.000	12/20/2016	0.311	EUR	400	(4)	5	1	0
DUB	Brazil Government International Bond	1.000	12/20/2016	0.558	$	300	(4)	4	0	0
GST	Brazil Government International Bond	1.000	12/20/2016	0.558		1,600	(21)	23	2	0
	Volkswagen International Finance NV	1.000	12/20/2016	0.311	EUR	650	(8)	9	1	0
	Volkswagen International Finance NV	1.000	12/20/2017	0.355		50	(1)	1	0	0
JPM	Brazil Government International Bond	1.000	12/20/2016	0.558	$	400	(5)	6	1	0
	Volkswagen International Finance NV	1.000	12/20/2016	0.311	EUR	250	(2)	3	1	0
	Volkswagen International Finance NV	1.000	12/20/2017	0.355		200	(5)	7	2	0
MYC	Volkswagen International Finance NV	1.000	12/20/2016	0.311		300	(3)	4	1	0

							$(73)	$86	$13	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (4)	Premiums Paid	Unrealized Appreciation	Swap Agreements, at Value (5)
							Asset	Liability
BOA	CDX.HY-23 5-Year Index 25-35%	5.000%	12/20/2019	$1,900	$254	$10	$264	$0
CBK	CDX.HY-23 5-Year Index 25-35%	5.000	12/20/2019	1,900	254	11	265	0

					$508	$21	$529	$0

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	3-Month KRW-KORIBOR	1.260%	07/20/2026	KRW	2,950,000	$0	$0	$0	$0

CBK	Pay	1-Month GBP-UKRPI	3.400	06/15/2030	GBP	420	(1)	26	25	0
	Receive	3-Month KRW-KORIBOR	1.260	07/20/2026	KRW	4,430,000	0	(1)	0	(1)

DUB	Pay	1-Month GBP-UKRPI	3.300	11/15/2030	GBP	4,507	(6)	77	71	0
	Receive	3-Month KRW-KORIBOR	1.260	07/20/2026	KRW	5,900,000	0	(1)	0	(1)

GLM	Pay	1-Month GBP-UKRPI	3.140	01/14/2030	GBP	7,520	0	111	111	0
	Receive	3-Month EUR-EXT-CPI	0.740	01/26/2020	EUR	23,800	(89)	(161)	0	(250)
	Receive	3-Month EUR-EXT-CPI	0.660	01/30/2020		43,000	(3)	(246)	0	(249)
	Receive	3-Month EUR-EXT-CPI	0.992	03/30/2020		41,100	(4)	(824)	0	(828)

JPM	Pay	1-Month GBP-UKRPI	3.300	11/15/2030	GBP	1,040	2	15	17	0
	Receive	3-Month KRW-KORIBOR	1.260	07/20/2026	KRW	5,897,000	0	(1)	0	(1)

							$(101)	$(1,005)	$224	$(1,330)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	131

Schedule of Investments PIMCO RAE Low Volatility PLUS International Fund (Cont.)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive (6)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
CBK	Receive	RALVEIIT Index	204,090	1-Month USD-LIBOR plus a specified spread	03/23/2017	$ 22,576	$0	$488	$488	$0
DUB	Receive	RALVEIIT Index	2,793,966	1-Month USD-LIBOR plus a specified spread	07/31/2017	309,464	0	6,172	6,172	0
	Receive	RALVEIIT Index	1,333,283	1-Month USD-LIBOR plus a specified spread	10/12/2017	150,600	0	91	91	0
FBF	Receive	RALVEIIT Index	192,617	1-Month USD-LIBOR plus a specified spread	01/12/2017	21,307	0	460	460	0
	Receive	RALVEIIT Index	3,075,239	1-Month USD-LIBOR plus a specified spread	05/11/2017	340,183	0	7,360	7,360	0
	Receive	RALVEIIT Index	3,461,936	1-Month USD-LIBOR plus a specified spread	06/07/2017	375,595	0	15,604	15,604	0

							$0	$30,175	$30,175	$0

Total Swap Agreements							$334	$29,277	$30,941	$(1,330)

(6)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2016:

(m)	Securities with an aggregate market value of $17,134 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure (7)
BOA	$945	$636	$266	$1,847	$(81)	$(4)	$0	$(85)	$1,762	$(1,290)	$472
BPS	110	4,043	2	4,155	(1,769)	0	0	(1,769)	2,386	(2,490)	(104)
BRC	87	0	0	87	0	0	0	0	87	0	87
CBK	5	372	779	1,156	(6,460)	(367)	(1)	(6,828)	(5,672)	5,674	2
DUB	545	0	6,334	6,879	(877)	(1,295)	(1)	(2,173)	4,706	(23,707)	(19,001)
FBF	172	0	23,424	23,596	(164)	(4,193)	0	(4,357)	19,239	(23,740)	(4,501)
GLM	108	925	111	1,144	(1,933)	(1,581)	(1,327)	(4,841)	(3,697)	3,756	59
GST	0	0	3	3	0	0	0	0	3	(20)	(17)
HUS	361	0	0	361	(896)	(59)	0	(955)	(594)	795	201
JPM	655	207	21	883	(5,211)	(402)	(1)	(5,614)	(4,731)	4,869	138
MSB	363	0	0	363	(1,308)	0	0	(1,308)	(945)	1,036	91
MYC	0	17,246	1	17,247	0	(448)	0	(448)	16,799	(18,290)	(1,491)
SCX	267	0	0	267	(1,312)	0	0	(1,312)	(1,045)	1,004	(41)
SOG	49	1,101	0	1,150	0	(8)	0	(8)	1,142	(1,100)	42
UAG	2,194	0	0	2,194	(382)	0	0	(382)	1,812	(2,110)	(298)

Total Over the Counter	$5,861	$24,530	$30,941	$61,332	$(20,393)	$(8,357)	$(1,330)	$(30,080)

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

132	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$307	$307
Swap Agreements	0	0	0	0	3,507	3,507

	$0	$0	$0	$0	$3,814	$3,814

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,861	$0	$5,861
Purchased Options	0	0	0	1,261	23,269	24,530
Swap Agreements	0	542	30,175	0	224	30,941

	$0	$542	$30,175	$7,122	$23,493	$61,332

	$0	$542	$30,175	$7,122	$27,307	$65,146

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$236	$236
Futures	0	0	0	0	1,562	1,562
Swap Agreements	0	0	0	0	145	145

	$0	$0	$0	$0	$1,943	$1,943

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$20,393	$0	$20,393
Written Options	0	0	0	6,152	2,205	8,357
Swap Agreements	0	0	0	0	1,330	1,330

	$0	$0	$0	$26,545	$3,535	$30,080

	$0	$0	$0	$26,545	$5,478	$32,023

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(564)	$0	$(47)	$(611)
Written Options	0	0	416	0	678	1,094
Futures	0	0	2,101	0	1,927	4,028
Swap Agreements	0	1,933	0	0	(38,611)	(36,678)

	$0	$1,933	$1,953	$0	$(36,053)	$(32,167)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,392	$0	$6,392
Purchased Options	0	0	0	(460)	(434)	(894)
Written Options	0	14	0	1,042	134	1,190
Swap Agreements	0	130	(17,963)	0	(1,657)	(19,490)

	$0	$144	$(17,963)	$6,974	$(1,957)	$(12,802)

	$0	$2,077	$(16,010)	$6,974	$(38,010)	$(44,969)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	133

Schedule of Investments PIMCO RAE Low Volatility PLUS International Fund (Cont.)

September 30, 2016 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$14	$14
Written Options	0	0	0	0	(21)	(21)
Futures	0	0	(20)	0	6,543	6,523
Swap Agreements	0	(1,674)	0	0	19,365	17,691

	$0	$(1,674)	$(20)	$0	$25,901	$24,207

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(15,459)	$0	$(15,459)
Purchased Options	0	0	0	(158)	(1,888)	(2,046)
Written Options	0	(13)	0	1,207	2,680	3,874
Swap Agreements	0	60	72,177	0	4,330	76,567

	$0	$47	$72,177	$(14,410)	$5,122	$62,936

	$0	$(1,627)	$72,157	$(14,410)	$31,023	$87,143

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Investments in Securities, at Value
Bank Loan Obligations	$0	$11,545	$0	$11,545
Corporate Bonds & Notes
Banking & Finance	0	159,031	4,987	164,018
Industrials	0	55,985	0	55,985
Utilities	0	26,810	0	26,810
Municipal Bonds & Notes
Illinois	0	1,742	0	1,742
Rhode Island	0	1,344	0	1,344
West Virginia	0	3,628	0	3,628
U.S. Government Agencies	0	133,118	0	133,118
U.S. Treasury Obligations	0	413,717	0	413,717
Non-Agency Mortgage-Backed Securities	0	79,929	0	79,929
Asset-Backed Securities	0	176,889	5,102	181,991
Sovereign Issues	0	62,824	0	62,824
Preferred Securities
Banking & Finance	118	0	0	118
Short-Term Instruments
Certificates of Deposit	0	17,321	0	17,321
Commercial Paper	0	10,789	0	10,789
Repurchase Agreements	0	90,539	0	90,539
Japan Treasury Bills	0	172,347	0	172,347
U.S. Treasury Bills	0	90	0	90

	$118	$1,417,648	$10,089	$1,427,855

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$95,203	$0	$0	$95,203

Total Investments	$95,321	$1,417,648	$10,089	$1,523,058

Short Sales, at Value - Liabilities
U.S. Government Agencies	0	(34,111)	0	(34,111)
U.S. Treasury Obligations	0	(116,060)	0	(116,060)

	$0	$(150,171)	$0	$(150,171)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	307	3,507	0	3,814
Over the counter	0	61,332	0	61,332

	$307	$64,839	$0	$65,146

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,562)	(381)	0	(1,943)
Over the counter	0	(30,080)	0	(30,080)

	$(1,562)	$(30,461)	$0	$(32,023)

Totals	$94,066	$1,301,855	$10,089	$1,406,010

There were no significant transfers between Levels 1, 2, or 3 during the period ended September 30, 2016.

134	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

Schedule of Investments PIMCO RAE Worldwide Fundamental Advantage PLUS Fund

September 30, 2016 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 113.3%

BANK LOAN OBLIGATIONS 2.2%
Avago Technologies Cayman Ltd.
3.524% due 02/01/2023		$776	$786
BMC Software Finance, Inc.
5.000% due 09/10/2020		5,101	4,910
Charter Communications Operating LLC
3.000% due 07/01/2020		5,409	5,429
Energy Future Intermediate Holding Co. LLC
4.250% due 12/19/2016		2,373	2,383
OGX
13.000% due 04/10/2049 (c)		62	27

Total Bank Loan Obligations (Cost $13,659)			13,535

CORPORATE BONDS & NOTES 10.3%

BANKING & FINANCE 5.5%
Ally Financial, Inc.
2.500% due 03/15/2017 (h)		5,000	4,987
Aviation Loan Trust
2.960% due 12/15/2022		3,384	3,099
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (g)	EUR	100	116
Bank of America Corp.
5.650% due 05/01/2018		$300	318
Barclays PLC
3.200% due 08/10/2021		1,100	1,107
8.000% due 12/15/2020 (g)	EUR	1,000	1,128
8.250% due 12/15/2018 (g)		$400	401
BNP Paribas S.A.
7.375% due 08/19/2025 (g)		400	399
British Land Co. PLC
6.750% due 03/31/2020	GBP	400	599
Cantor Fitzgerald LP
7.875% due 10/15/2019		$1,700	1,892
Citigroup, Inc.
5.950% due 05/15/2025 (g)		800	817
Credit Suisse AG
6.500% due 08/08/2023		1,400	1,523
Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025		600	598
Ford Motor Credit Co. LLC
1.361% due 09/08/2017		2,400	2,401
Goldman Sachs Group, Inc.
2.241% due 11/15/2021		900	896
HBOS PLC
6.750% due 05/21/2018		1,600	1,714
HSBC Holdings PLC
2.354% due 01/05/2022 (b)		900	905
3.400% due 03/08/2021		1,100	1,138
4.300% due 03/08/2026		1,200	1,288
KBC Bank NV
8.000% due 01/25/2023		200	213
Lloyds Bank PLC
12.000% due 12/16/2024 (g)		1,400	1,927
Lloyds Banking Group PLC
7.625% due 06/27/2023 (g)	GBP	800	1,063
RCI Banque S.A.
3.500% due 04/03/2018		$1,200	1,234
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 (g)		300	278
8.000% due 08/10/2025 (g)		400	377
UBS AG
5.125% due 05/15/2024		1,600	1,656
7.250% due 02/22/2022		200	203
UBS Group Funding Jersey Ltd.
2.950% due 09/24/2020		500	513
4.125% due 09/24/2025		500	525

			33,315

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 3.4%
AbbVie, Inc.
3.200% due 11/06/2022		$100	$104
3.600% due 05/14/2025		300	314
4.500% due 05/14/2035		200	214
4.700% due 05/14/2045		200	217
Actavis Funding SCS
2.100% due 03/12/2020		700	712
3.450% due 03/15/2022		1,500	1,577
Anheuser-Busch InBev Finance, Inc.
2.650% due 02/01/2021		700	723
Charter Communications Operating LLC
4.464% due 07/23/2022		100	108
4.908% due 07/23/2025		1,500	1,659
Continental Airlines Pass-Through Trust
6.000% due 07/12/2020		284	305
CVS Health Corp.
3.500% due 07/20/2022		100	107
3.875% due 07/20/2025		532	580
HCA, Inc.
4.750% due 05/01/2023		1,000	1,045
6.500% due 02/15/2020		2,600	2,886
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	4,400	4,869
Kinder Morgan Energy Partners LP
9.000% due 02/01/2019		$400	459
QUALCOMM, Inc.
4.800% due 05/20/2045		400	439
Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019		520	521
2.400% due 09/23/2021		450	452
Times Square Hotel Trust
8.528% due 08/01/2026		2,907	3,455

			20,746

UTILITIES 1.4%
AT&T, Inc.
3.000% due 06/30/2022		1,000	1,029
4.500% due 05/15/2035		100	106
Petrobras Global Finance BV
3.737% due 03/17/2020		6,600	6,468
5.750% due 01/20/2020		800	826

			8,429

Total Corporate Bonds & Notes (Cost $63,195)			62,490

MUNICIPAL BONDS & NOTES 0.5%

CALIFORNIA 0.1%
California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049		100	140
Los Angeles Department of Water & Power, California Revenue Bonds, (BABs), Series 2009
6.008% due 07/01/2039		100	134
Los Angeles, California Wastewater System Revenue Bonds, (BABs), Series 2010
5.813% due 06/01/2040		200	268
Regents of the University of California Medical Center Pooled Revenue Bonds, (BABs), Series 2009
6.583% due 05/15/2049		100	143

			685

IOWA 0.3%
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023		1,865	1,885

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW YORK 0.0%
New York State Urban Development Corp. Revenue Bonds, (BABs), Series 2009
5.770% due 03/15/2039	$100	$128

OHIO 0.1%
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
8.084% due 02/15/2050	200	334

PENNSYLVANIA 0.0%
Pennsylvania Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
6.532% due 06/15/2039	100	126

Total Municipal Bonds & Notes (Cost $2,891)		3,158

U.S. GOVERNMENT AGENCIES 6.0%
Fannie Mae
3.000% due 06/25/2042 (a)	6,760	662
3.500% due 09/01/2046	4,000	4,221
4.500% due 10/01/2020 - 09/01/2024	96	103
5.000% due 04/01/2033	66	74
5.725% due 03/25/2024 (a)	1,232	109
5.775% due 03/25/2038 (a)	1,489	283
5.855% due 03/25/2037 (a)	231	46
6.075% due 08/25/2041 (a)	1,119	166
6.125% due 07/25/2039 (a)	561	78
11.609% due 03/25/2040	192	247
Fannie Mae, TBA
3.000% due 11/01/2046 - 12/01/2046	11,000	11,403
3.500% due 11/01/2046	11,000	11,596
Freddie Mac
5.500% due 08/15/2030	0	1
5.676% due 06/15/2038 (a)	5,621	1,185
6.958% due 12/15/2042	1,855	1,966
7.476% due 02/15/2032 (a)	514	110
8.851% due 01/15/2041	810	995
10.745% due 09/15/2041	6	6
11.627% due 02/15/2041	6	10
Ginnie Mae, TBA
4.000% due 10/01/2046	3,000	3,225

Total U.S. Government Agencies (Cost $35,782)		36,486

U.S. TREASURY OBLIGATIONS 44.5%
U.S. Treasury Bonds
2.500% due 02/15/2046 (j)	9,800	10,164
3.750% due 11/15/2043 (j)	5,000	6,527
U.S. Treasury Inflation Protected Securities (f)
0.375% due 07/15/2023	11,272	11,700
0.625% due 01/15/2026	2,532	2,668
0.750% due 02/15/2045	1,124	1,167
2.000% due 01/15/2026	34,556	40,674
2.375% due 01/15/2025 (l)(n)	15,065	17,986
2.500% due 01/15/2029	1,569	1,998
U.S. Treasury Notes
1.375% due 09/30/2020	31,000	31,374
1.375% due 10/31/2020 (l)	17,000	17,201
1.750% due 12/31/2020	51,400	52,781
1.875% due 08/31/2022 (n)	12,600	13,005
2.000% due 11/30/2020 (l)(n)	8,700	9,020
2.000% due 07/31/2022 (n)	17,300	17,982
2.125% due 08/31/2020	26,200	27,263
2.125% due 05/15/2025 (n)	8,800	9,207

Total U.S. Treasury Obligations (Cost $265,836)		270,717

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	135

Schedule of Investments PIMCO RAE Worldwide Fundamental Advantage PLUS Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 10.5%
Alliance Bancorp Trust
0.765% due 07/25/2037		$2,254	$1,660
Banc of America Alternative Loan Trust
6.000% due 06/25/2046 ^		736	657
Banc of America Funding Trust
2.925% due 02/20/2036		67	66
Bear Stearns Adjustable Rate Mortgage Trust
2.894% due 08/25/2033		182	181
3.156% due 02/25/2034		1,125	1,101
Bear Stearns ALT-A Trust
2.453% due 10/25/2033		19	18
Bella Vista Mortgage Trust
2.860% due 11/20/2034		240	234
Chase Mortgage Finance Trust
5.500% due 03/25/2037		31	26
Citigroup Commercial Mortgage Trust
2.306% due 09/10/2045 (a)		44,099	3,039
Countrywide Alternative Loan Trust
0.695% due 11/25/2036		1,303	1,177
4.750% due 08/25/2018		553	467
6.000% due 02/25/2037 ^		640	470
Countrywide Home Loan Mortgage Pass-Through Trust
5.500% due 10/25/2034		867	891
5.500% due 01/25/2035		499	505
DBUBS Mortgage Trust
4.537% due 07/10/2044		500	552
Eurohome UK Mortgages PLC
0.532% due 06/15/2044	GBP	4,109	4,970
First Horizon Alternative Mortgage Securities Trust
2.697% due 06/25/2034		$49	48
First Horizon Asset Securities, Inc.
5.250% due 03/25/2035		218	225
GS Mortgage Securities Trust
4.753% due 03/10/2044		494	547
5.162% due 12/10/2043		500	562
5.988% due 08/10/2045		1,740	1,768
GSAA Trust
6.000% due 04/01/2034		222	231
Impac CMB Trust
1.445% due 11/25/2034		15	14
IndyMac Mortgage Loan Trust
0.765% due 04/25/2035		142	125
3.076% due 06/25/2036		1,220	1,030
JPMorgan Alternative Loan Trust
3.133% due 11/25/2036 ^		632	579
JPMorgan Chase Commercial Mortgage Securities Trust
3.616% due 11/15/2043		554	565
JPMorgan Resecuritization Trust
7.631% due 03/26/2038		5,000	3,697
Leek Finance PLC
1.121% due 09/21/2038		7,343	7,919
Lehman XS Trust
0.705% due 07/25/2037 ^		500	358
MASTR Adjustable Rate Mortgages Trust
0.875% due 07/25/2035 ^		4,960	1,882
MASTR Asset Securitization Trust
5.250% due 12/25/2033		225	228
Morgan Stanley Bank of America Merrill Lynch Trust
1.696% due 02/15/2046 (a)		32,240	2,070
RBSSP Resecuritization Trust
3.030% due 10/26/2035		16,443	14,933
Structured Adjustable Rate Mortgage Loan Trust
0.765% due 03/25/2035		603	543
0.835% due 07/25/2035		690	514
Structured Asset Mortgage Investments Trust
0.715% due 02/25/2036		314	208
WaMu Mortgage Pass-Through Certificates Trust
1.943% due 02/27/2034		71	70
2.729% due 07/25/2037		3,495	3,164
2.751% due 08/25/2034		305	303

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wells Fargo Commercial Mortgage Trust
1.554% due 02/15/2027		$6,300	$6,304
Wells Fargo Mortgage-Backed Securities Trust
3.039% due 03/25/2035		37	37

Total Non-Agency Mortgage-Backed Securities (Cost $67,070)			63,938

ASSET-BACKED SECURITIES 13.5%
Aegis Asset-Backed Securities Trust
1.525% due 03/25/2035 ^		806	752
Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates
2.250% due 10/25/2034		1,709	1,536
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.589% due 11/25/2034		2,158	1,831
Bear Stearns Asset-Backed Securities Trust
0.695% due 03/25/2037		1,459	1,557
Bilkreditt Ltd.
0.079% due 12/25/2027	EUR	118	133
BNC Mortgage Loan Trust
0.625% due 05/25/2037		$507	499
COA Summit CLO Ltd.
2.046% due 04/20/2023		3,615	3,616
Countrywide Asset-Backed Certificates
0.665% due 08/25/2037		3,512	2,652
0.675% due 07/25/2036		7,161	6,943
0.735% due 05/25/2047		10,123	6,633
0.895% due 04/25/2036		12,000	9,406
1.185% due 11/25/2033		980	929
1.574% due 03/25/2035		5,500	4,667
Countrywide Asset-Backed Certificates Trust
1.144% due 08/25/2035		1,300	1,268
1.575% due 09/25/2034		1,043	960
Educational Funding Co. LLC
0.965% due 10/25/2029		1,207	1,166
Finn Square CLO Ltd.
2.052% due 12/24/2023		6,800	6,807
Fremont Home Loan Trust
0.765% due 01/25/2036		153	153
Gallatin CLO Ltd.
1.950% due 07/15/2023		2,817	2,817
GSAA Home Equity Trust
0.625% due 03/25/2047		1,240	612
GSAMP Trust
1.575% due 06/25/2034		309	301
L2L Education Loan Trust
0.864% due 06/15/2031		1,747	1,604
Lehman ABS Mortgage Loan Trust
0.725% due 06/25/2037		5,181	3,279
NovaStar Mortgage Funding Trust
0.695% due 11/25/2036		2,083	1,033
Octagon Investment Partners Ltd.
1.574% due 05/05/2023		6,881	6,890
OneMain Financial Issuance Trust
2.470% due 09/18/2024		5,212	5,230
Option One Mortgage Loan Trust Asset-Backed Certificates
0.985% due 11/25/2035		6,500	5,278
Park Place Securities, Inc.
1.015% due 09/25/2035		800	662
Residential Asset Securities Corp. Trust
0.725% due 02/25/2036		76	76
0.985% due 11/25/2035		900	738
Securitized Asset-Backed Receivables LLC Trust
0.805% due 12/25/2035		273	269
Silver Arrow S.A.
0.000% due 10/20/2021	EUR	20	23
SLM Private Credit Student Loan Trust
1.090% due 12/16/2041		$2,000	1,744

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Asset Securities Corp.
1.185% due 02/25/2035		$214	$194

Total Asset-Backed Securities (Cost $81,199)			82,258

SOVEREIGN ISSUES 7.8%
Brazil Government International Bond
5.625% due 02/21/2047		1,200	1,182
Brazil Letras do Tesouro Nacional
0.000% due 10/01/2016 (e)	BRL	6,820	2,097
0.000% due 01/01/2017 (e)		3,500	1,042
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2017		126,050	38,512
Kommunalbanken A/S
1.233% due 03/27/2017		$3,200	3,204
1.375% due 06/08/2017		1,300	1,304

Total Sovereign Issues (Cost $46,396)			47,341

		SHARES
PREFERRED SECURITIES 0.3%

BANKING & FINANCE 0.3%
GMAC Capital Trust
6.602% due 02/15/2040		76,347	1,940

Total Preferred Securities (Cost $2,064)			1,940

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 17.7%

CERTIFICATES OF DEPOSIT 1.7%
Credit Suisse AG
1.645% due 09/12/2017		$2,200	2,203
Mitsubishi UFJ Trust & Banking Corp.
1.577% due 09/19/2017		800	800
Natixis S.A.
1.553% due 09/25/2017		3,800	3,809
Sumitomo Mitsui Banking Corp.
1.550% due 09/15/2017		1,100	1,100
Sumitomo Mitsui Trust Bank Limited
1.584% due 09/18/2017		2,600	2,602

			10,514

COMMERCIAL PAPER 0.1%
Viacom, Inc.
1.300% due 11/14/2016		600	600

REPURCHASE AGREEMENTS (i) 0.8%
			4,639

JAPAN TREASURY BILLS 15.1%
(0.198)% due 10/17/2016 - 01/10/2017 (d)(e)	JPY	9,310,000	91,860

Total Short-Term Instruments (Cost $105,781)			107,613

Total Investments in Securities (Cost $683,873)			689,476

136	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.3%

SHORT-TERM INSTRUMENTS 0.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.3%
PIMCO Short-Term Floating NAV Portfolio III	150,481	$1,488

Total Short-Term Instruments (Cost $1,488)		1,488

Total Investments in Affiliates (Cost $1,488)		1,488

Total Investments 113.6% (Cost $685,361)		$690,964

Financial Derivative Instruments (k)(m) 0.9%
(Cost or Premiums, net $7,549)		5,211

Other Assets and Liabilities, net (14.5)%		(87,826)

Net Assets 100.0%		$608,349

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(h)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Ally Financial, Inc.	2.500%	03/15/2017	03/10/2014	$ 5,000	$4,987	0.82%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	09/30/2016	10/03/2016	$4,639	U.S. Treasury Bonds 8.000% due 11/15/2021 (2)	$(4,735)	$4,639	$4,639

Total Repurchase Agreements						$(4,735)	$4,639	$4,639

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (3)	Borrowing Date	Maturity Date	Amount Borrowed (3)	Payable for Reverse Repurchase Agreements
BOS	1.750%	09/29/2016	10/04/2016	$(1,664)	$(1,665)
GRE	0.800	09/29/2016	10/28/2016	(3,352)	(3,352)
	0.850	09/29/2016	10/28/2016	(1,155)	(1,155)
SGY	0.550	09/27/2016	10/04/2016	(104)	(104)

Total Reverse Repurchase Agreements					$(6,276)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	137

Schedule of Investments PIMCO RAE Worldwide Fundamental Advantage PLUS Fund (Cont.)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate (3)	Borrowing Date	Maturity Date	Amount Borrowed (3)	Payable for Sale-Buyback Transactions (4)
GSC	0.950%	09/26/2016	10/25/2016	$(1,452)	$(1,452)
NOM	0.550	07/01/2016	10/03/2016	(6,666)	(6,676)

Total Sale-Buyback Transactions					$(8,128)

(3)	The average amount of borrowings outstanding during the period ended September 30, 2016 was $(5,905) at a weighted average interest rate of 0.428%.
(4)	Payable for sale-buyback transactions includes $(1) of deferred price drop.

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES AND U.S. TREASURY OBLIGATIONS

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales (5)
Fannie Mae, TBA	4.000%	10/01/2046	$2,800	$(2,996)	$(3,008)
U.S. Treasury Bonds	2.250	08/15/2046	11,800	(11,746)	(11,781)
U.S. Treasury Bonds	4.500	02/15/2036	5,000	(7,181)	(7,080)

Total Short Sales				$(21,923)	$(21,869)

(5)	Payable for short sales includes $65 of accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2016:

(j)	Securities with an aggregate market value of $14,202 have been pledged as collateral under the terms of the following master agreements as of September 30, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure (6)
Global/Master Repurchase Agreement
BOS	$0	$(1,665)	$0	$0	$(1,665)	$1,659	$(6)
GRE	0	(4,507)	0	0	(4,507)	4,460	(47)
SGY	0	(104)	0	0	(104)	104	0
SSB	4,639	0	0	0	4,639	(4,735)	(96)

Master Securities Forward Transaction Agreement
GSC	0	0	(1,452)	0	(1,452)	1,452	0
NOM	0	0	(6,676)	(18,861)	(25,537)	6,527	(19,010)

Total Borrowings and Other Financing Transactions	$4,639	$(6,276)	$(8,128)	$(18,861)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(6,276)	$0	$0	$(6,276)

Total	$0	$(6,276)	$0	$0	$(6,276)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(8,128)	0	0	(8,128)

Total	$0	$(8,128)	$0	$0	$(8,128)

Total Borrowings	$0	$(14,404)	$0	$0	$(14,404)

Gross amount of recognized liabilities for reverse repurchase agreements and sale-buyback financing transactions					$(14,404)

138	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 2-Year Note December Futures	$106.500	11/25/2016	573	$5	$1
Put - CBOT U.S. Treasury 10-Year Note December Futures	114.500	11/25/2016	1,100	9	1

				$14	$2

Total Purchased Options				$14	$2

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CBOT U.S. Treasury 10-Year Note November Futures	$131.000	10/21/2016	190	$(109)	$(121)

Total Written Options				$(109)	$(121)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2016	864	$248	$11	$0
90-Day Eurodollar December Futures	Long	12/2017	1,229	69	0	(61)
90-Day Eurodollar December Futures	Short	12/2019	1,229	(178)	138	0
Australia Government 10-Year Bond December Futures	Long	12/2016	19	19	10	(4)
Euro-Bobl December Futures	Long	12/2016	292	191	0	(53)
Euro-Bund 10-Year Bond December Futures	Long	12/2016	111	153	0	(56)
U.S. Treasury 2-Year Note December Futures	Long	12/2016	573	(1)	0	(54)
U.S. Treasury 5-Year Note December Futures	Short	12/2016	526	(222)	111	0
U.S. Treasury 10-Year Note December Futures	Long	12/2016	1,672	(170)	0	(705)
U.S. Treasury 30-Year Bond December Futures	Short	12/2016	9	24	13	0
U.S. Treasury Ultra Long-Term Bond December Futures	Long	12/2016	41	86	0	(88)
United Kingdom Long Gilt December Futures	Long	12/2016	44	(69)	0	(52)

Total Futures Contracts				$150	$283	$(1,073)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.IG-25 5-Year Index	1.000%	12/20/2020	$16,200	$213	$145	$22	$0
CDX.IG-26 5-Year Index	1.000	06/20/2021	3,700	54	7	6	0

				$267	$152	$28	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	139

Schedule of Investments PIMCO RAE Worldwide Fundamental Advantage PLUS Fund (Cont.)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	1.350%	09/28/2017	$	51,000	$(210)	$33	$1	$0
Receive	3-Month USD-LIBOR	1.750	12/16/2018		344,700	(7,119)	(5,580)	122	0
Receive	3-Month USD-LIBOR *	1.500	12/21/2021		49,900	(668)	362	95	0
Receive	3-Month USD-LIBOR	2.250	12/16/2022		52,400	(3,448)	(1,929)	131	0
Pay	3-Month USD-LIBOR *	1.750	12/21/2023		17,600	473	(120)	0	(56)
Receive	3-Month USD-LIBOR	2.300	12/03/2025		19,200	(1,568)	(597)	89	0
Receive	3-Month USD-LIBOR	2.250	06/15/2026		900	(70)	(23)	4	0
Receive	3-Month USD-LIBOR *	1.750	12/21/2026		94,910	(2,315)	328	513	0
Receive	3-Month USD-LIBOR *	2.098	07/01/2041		6,800	(14)	(14)	20	0
Receive	3-Month USD-LIBOR	2.750	12/16/2045		9,300	(2,142)	(1,935)	170	0
Receive	3-Month USD-LIBOR	2.500	06/15/2046		6,050	(1,034)	(519)	109	0
Receive	3-Month USD-LIBOR	2.250	09/14/2046		5,000	(518)	(380)	88	0
Receive	3-Month USD-LIBOR *	2.250	12/21/2046		15,900	(1,596)	(205)	285	0
Receive	3-Month USD-LIBOR *	2.285	05/25/2048		4,200	(395)	(112)	78	0
Pay	6-Month EUR-EURIBOR	0.500	09/21/2023	EUR	38,000	1,547	62	0	(26)
Pay	6-Month EUR-EURIBOR *	0.500	03/15/2027		200	4	3	0	0
Receive	6-Month EUR-EURIBOR	1.250	09/21/2046		9,200	(1,460)	(68)	19	0
Receive	6-Month EUR-EURIBOR *	1.250	03/15/2047		800	(122)	(98)	2	0
Receive	6-Month GBP-LIBOR	1.750	12/17/2016	GBP	8,800	(61)	(84)	0	(1)
Receive	6-Month GBP-LIBOR	1.650	01/22/2020		18,400	(1,000)	(874)	14	0
Receive	6-Month GBP-LIBOR *	0.750	03/15/2027		15,300	91	(249)	82	0
Receive	6-Month GBP-LIBOR *	1.750	03/15/2047		2,500	(661)	(619)	72	0
Pay	28-Day MXN-TIIE	5.610	07/07/2021	MXN	136,600	(135)	(69)	0	(18)
Pay	28-Day MXN-TIIE	5.980	08/26/2024		6,400	(7)	(8)	0	(1)
Pay	28-Day MXN-TIIE	6.360	06/09/2025		11,900	2	(16)	0	(1)

						$(22,426)	$(12,711)	$1,894	$(103)

Total Swap Agreements						$(22,159)	$(12,559)	$1,922	$(103)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2016:

(l)	Securities with an aggregate market value of $14,399 and cash of $2,013 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$2	$283	$1,922	$2,207	$(121)	$(1,073)	$(103)	$(1,297)

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2016	BRL	17,574		$5,414	$10	$0
	10/2016	CNH	508,925		77,907	1,706	0
	10/2016	GBP	13,365		17,682	360	0
	10/2016		$5,379	BRL	17,574	25	0
	10/2016		19,381	CNH	128,244	65	(244)
	12/2016	JPY	1,440,000		$14,183	0	(65)
	01/2017		1,300,000		12,886	7	0
BPS	10/2016	BRL	10,644		2,757	9	(522)
	10/2016	GBP	398		517	1	0
	10/2016	JPY	1,770,000		16,789	0	(676)
	10/2016		$2,310	BRL	7,500	0	(4)
	10/2016		16,694	GBP	12,832	0	(62)
	11/2016	GBP	12,832		$16,703	61	0

140	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	11/2016		$686	ZAR	9,762	$21	$0
BRC	10/2016		2,799	CNH	18,924	34	0
CBK	10/2016	BRL	56,350		$13,810	0	(3,517)
	10/2016	JPY	2,070,000		19,634	0	(791)
	10/2016	MXN	155,415		7,901	0	(99)
	10/2016		$17,359	BRL	56,350	0	(32)
	10/2016		313	EUR	279	0	0
	10/2016		4,737	MXN	86,012	0	(310)
	11/2016	CHF	205		$211	0	0
	11/2016		$121	HKD	936	0	0
	01/2017	JPY	910,000		$9,019	4	0
DUB	10/2016	BRL	80,940		24,934	46	0
	10/2016		$24,527	BRL	80,940	361	0
	10/2016		1,551	CNH	10,473	17	0
	10/2016		296	TRY	887	0	(2)
	01/2017	BRL	87,080		$25,483	0	(577)
FBF	10/2016		$113	MXN	2,081	0	(6)
	10/2016		4,006	RUB	256,647	68	0
	12/2016	RUB	256,647		$3,951	0	(65)
GLM	10/2016	BRL	14,210		3,486	0	(883)
	10/2016	JPY	1,717,288		17,120	185	0
	10/2016		$4,377	BRL	14,210	0	(8)
	10/2016		18,013	EUR	16,069	38	0
	10/2016		702	GBP	533	0	(12)
	11/2016	EUR	16,069		$18,035	0	(40)
HUS	10/2016		$973	BRL	3,133	0	(13)
	10/2016		11,214	CNH	75,638	129	(18)
	11/2016	SGD	17,476		$13,030	212	0
	01/2021	BRL	2,050		316	0	(145)
JPM	10/2016		47,340		11,293	0	(3,264)
	10/2016	CNH	6,323		925	0	(22)
	10/2016	NZD	667		484	0	(2)
	10/2016		$14,155	BRL	47,340	402	0
	10/2016		20,078	CNH	136,577	371	0
	01/2017	BRL	48,623		$14,146	0	(405)
	01/2017	JPY	1,190,000		11,790	1	0
MSB	10/2016	BRL	20,204		5,637	15	(591)
	10/2016	EUR	10,611		12,002	82	0
	10/2016		$6,224	BRL	20,204	0	(11)
	11/2016		3,294		10,753	0	(16)
SCX	10/2016	EUR	5,737		$6,414	0	(30)
	10/2016	RUB	256,647		3,907	0	(167)
	10/2016		$1,190	CNH	8,043	14	0
	10/2016		17,054	JPY	1,717,288	0	(119)
	11/2016	JPY	1,717,288		$17,074	119	0
	11/2016		$12,787	SGD	17,421	0	(9)
	02/2017	CNH	114,177		$16,490	0	(504)
	02/2017		$6,896	CNH	46,364	5	0
SOG	10/2016		1,771		11,958	19	0
UAG	10/2016	JPY	630,000		$6,015	0	(203)
	10/2016		$8,864	CNH	60,472	191	0
	10/2016		5,787	MXN	112,657	12	0
	02/2017		474	CNH	3,144	0	(6)

Total Forward Foreign Currency Contracts						$4,590	$(13,440)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	141

Schedule of Investments PIMCO RAE Worldwide Fundamental Advantage PLUS Fund (Cont.)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC USD versus RUB	RUB	71.150	02/22/2017	$	200	$8	$21
CBK	Call - OTC USD versus JPY	JPY	115.000	11/23/2016		17,422	186	2
GLM	Put - OTC EUR versus MXN	MXN	19.000	02/15/2017	EUR	4,700	184	10
	Put - OTC USD versus MXN		18.800	11/09/2016	$	5,584	77	46
SOG	Put - OTC USD versus RUB	RUB	73.000	02/24/2017		3,200	134	424

							$589	$503

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
BOA	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250%	04/13/2018	$1,400	$137	$197
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	04/13/2018	1,400	137	71
BPS	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	04/13/2018	2,900	268	408
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	04/13/2018	2,900	296	147
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300	04/17/2019	5,800	664	958
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300	04/17/2019	5,800	664	418
CBK	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.700	10/03/2016	27,700	53	0
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.970	09/24/2018	5,300	270	116
GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	03/28/2017	33,200	113	71
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.970	09/24/2018	10,600	548	233
JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	03/28/2017	38,900	140	83
MYC	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.240	05/16/2018	2,900	291	409
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.240	05/16/2018	2,900	291	157
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.245	05/17/2018	10,100	936	1,433
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.245	05/17/2018	10,100	1,082	545
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.285	05/23/2018	14,600	1,448	2,171
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.285	05/23/2018	14,600	1,448	747
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050	12/12/2018	8,600	413	194
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.350	05/28/2019	8,900	1,025	1,551
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.350	05/28/2019	8,900	1,025	625

							$11,249	$10,534

Total Purchased Options							$11,838	$11,037

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC USD versus RUB	RUB	80.000	12/02/2016	$	4,956	$(271)	$(1)
	Call - OTC USD versus RUB		108.000	02/22/2017		200	(8)	0
CBK	Call - OTC USD versus JPY	JPY	119.000	11/23/2016		34,844	(165)	(1)
DUB	Call - OTC USD versus BRL	BRL	5.000	10/19/2017		2,705	(348)	(33)
	Put - OTC USD versus BRL		5.000	10/19/2017		2,705	(403)	(1,083)
FBF	Put - OTC EUR versus MXN	MXN	18.900	03/21/2017	EUR	2,613	(101)	(6)
	Call - OTC EUR versus MXN		22.650	03/21/2017		2,613	(91)	(116)
	Call - OTC USD versus BRL	BRL	5.000	10/19/2017	$	2,000	(253)	(25)
	Put - OTC USD versus BRL		5.000	10/19/2017		2,000	(300)	(801)
	Call - OTC USD versus BRL		6.300	01/11/2018		1,344	(72)	(9)
GLM	Call - OTC EUR versus MXN	MXN	26.750	02/15/2017	EUR	4,700	(150)	(30)
	Put - OTC EUR versus MXN		18.900	03/21/2017		3,880	(157)	(8)
	Call - OTC EUR versus MXN		22.650	03/21/2017		3,880	(127)	(172)
	Put - OTC USD versus MXN		18.350	11/09/2016	$	11,168	(77)	(39)
HUS	Call - OTC EUR versus RUB	RUB	85.000	12/02/2016	EUR	3,200	(209)	(3)
	Put - OTC USD versus BRL	BRL	3.150	10/11/2016	$	6,116	(43)	(9)
	Call - OTC USD versus BRL		3.350	10/11/2016		6,116	(43)	(21)
SOG	Call - OTC EUR versus RUB	RUB	85.000	12/02/2016	EUR	1,556	(111)	(1)
	Call - OTC USD versus RUB		110.000	02/24/2017	$	3,200	(138)	(1)

							$(3,067)	$(2,359)

142	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600%	09/24/2018	$ 26,600	$(277)	$(113)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	10/03/2016	5,900	(53)	(13)
GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600	09/24/2018	53,100	(565)	(226)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.555	03/28/2017	1,600	(27)	(32)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.565	03/28/2017	5,400	(86)	(111)
JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.555	03/28/2017	2,700	(46)	(54)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.565	03/28/2017	5,500	(94)	(113)
MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.700	12/12/2018	43,000	(455)	(196)

							$(1,603)	$(858)

STRADDLE OPTIONS

Counterparty	Description	Exercise Level (1)	Expiration Date	Notional Amount	Premiums (Received) (1)	Market Value
JPM	Call & Put - OTC 1-Year USD/KRW versus 1-Year USD/KRW Forward Currency Volatility Agreement	0.000%	02/20/2017	$184	$0	$5

Total Written Options					$(4,670)	$(3,212)

(1)	Exercise level and final premium determined on a future date, based upon implied volatility parameters.

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2016:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		0		9,018		(4,141)		(4,687)		0		190
Notional Amount in $	$	208,562		$127,013		$(20,984)	$	(75,878)	$	(17,375)	$	221,338
Notional Amount in EUR	EUR	48,842	EUR	24,545	EUR	0	EUR	(45,296)	EUR	(5,649)	EUR	22,442
Notional Amount in GBP	GBP	0	GBP	19,000	GBP	0	GBP	(19,000)	GBP	0	GBP	0
Premiums	$	(5,007)		$(2,776)		$653	$	2,121	$	230	$	(4,779)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2016 (3)	Notional Amount (4)		Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BOA	Volkswagen International Finance NV	1.000%	12/20/2016	0.311%	EUR	800	$(7)	$9	$2	$0
BPS	Barclays Bank PLC	3.000	06/20/2018	0.951		3,000	(9)	132	123	0
	Volkswagen International Finance NV	1.000	12/20/2016	0.311		750	(10)	12	2	0
BRC	Brazil Government International Bond	1.000	12/20/2016	0.558	$	300	(4)	4	0	0
CBK	Volkswagen International Finance NV	1.000	12/20/2016	0.311	EUR	200	(2)	2	0	0
DUB	Brazil Government International Bond	1.000	12/20/2016	0.558	$	200	(3)	3	0	0
GST	Brazil Government International Bond	1.000	12/20/2016	0.558		1,400	(18)	20	2	0
	Volkswagen International Finance NV	1.000	12/20/2016	0.311	EUR	550	(7)	8	1	0
	Volkswagen International Finance NV	1.000	12/20/2017	0.355		50	(1)	2	1	0
JPM	Brazil Government International Bond	1.000	12/20/2016	0.558	$	200	(2)	2	0	0
	Volkswagen International Finance NV	1.000	12/20/2016	0.311	EUR	250	(2)	3	1	0
	Volkswagen International Finance NV	1.000	12/20/2017	0.355		300	(7)	10	3	0
MYC	Volkswagen International Finance NV	1.000	12/20/2016	0.311		200	(2)	2	0	0

							$(74)	$209	$135	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (4)	Premiums Paid	Unrealized Appreciation	Swap Agreements, at Value (5)
							Asset	Liability
BOA	CDX.HY-23 5-Year Index 25-35%	5.000%	12/20/2019	$2,200	$295	$12	$307	$0
CBK	CDX.HY-23 5-Year Index 25-35%	5.000	12/20/2019	2,200	293	13	306	0

					$588	$25	$613	$0

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	143

Schedule of Investments PIMCO RAE Worldwide Fundamental Advantage PLUS Fund (Cont.)

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
CBK	Receive	3-Month KRW-KORIBOR	1.260%	07/20/2026	KRW	2,560,000	$0	$0	$0	$0
DUB	Receive	3-Month KRW-KORIBOR	1.260	07/20/2026		5,120,000	0	(1)	0	(1)
GLM	Pay	1-Month GBP-UKRPI	3.140	01/14/2030	GBP	5,550	0	82	82	0
	Receive	3-Month EUR-EXT-CPI	0.740	01/26/2020	EUR	7,200	(35)	(41)	0	(76)
	Receive	3-Month EUR-EXT-CPI	0.660	01/30/2020		40,700	(3)	(233)	0	(236)
JPM	Receive	3-Month KRW-KORIBOR	1.260	07/20/2026	KRW	3,404,000	0	(1)	0	(1)

							$(38)	$(194)	$82	$(314)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive (6)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	RACNLGT Index	72,913	1-Month USD-LIBOR plus a specified spread	05/11/2017	$97,974	$0	$2,090	$2,090	$0
	Pay	RACNSGT Index	74,440	1-Month USD-LIBOR plus a specified spread	05/11/2017	101,780	0	(1,647)	0	(1,647)
	Receive	RACNLGT Index	366,919	1-Month USD-LIBOR plus a specified spread	06/21/2017	464,236	0	39,344	39,344	0
	Pay	RACNSGT Index	358,887	1-Month USD-LIBOR plus a specified spread	06/21/2017	463,632	0	(34,977)	0	(34,977)

							$0	$4,810	$41,434	$(36,624)

Total Swap Agreements							$476	$4,850	$42,264	$(36,938)

(6)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2016:

(n)	Securities with an aggregate market value of $12,224 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure (7)
BOA	$2,173	$289	$41,743	$44,205	$(309)	$(1)	$(36,624)	$(36,934)	$7,271	$(7,570)	$(299)
BPS	92	1,931	125	2,148	(1,264)	0	0	(1,264)	884	(900)	(16)
BRC	34	0	0	34	0	0	0	0	34	0	34
CBK	4	118	306	428	(4,749)	(127)	0	(4,876)	(4,448)	4,548	100
DUB	424	0	0	424	(579)	(1,116)	(1)	(1,696)	(1,272)	1,207	(65)
FBF	68	0	0	68	(71)	(957)	0	(1,028)	(960)	920	(40)
GLM	223	360	82	665	(943)	(618)	(312)	(1,873)	(1,208)	1,322	114
GST	0	0	4	4	0	0	0	0	4	0	4
HUS	341	0	0	341	(176)	(33)	0	(209)	132	0	132
JPM	774	83	4	861	(3,693)	(162)	(1)	(3,856)	(2,995)	3,235	240
MSB	97	0	0	97	(618)	0	0	(618)	(521)	530	9
MYC	0	7,832	0	7,832	0	(196)	0	(196)	7,636	(8,305)	(669)

144	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure (7)
SCX	$138	$0	$0	$138	$(829)	$0	$0	$(829)	$(691)	$462	$(229)
SOG	19	424	0	443	0	(2)	0	(2)	441	(280)	161
UAG	203	0	0	203	(209)	0	0	(209)	(6)	0	(6)

Total Over the Counter	$4,590	$11,037	$42,264	$57,891	$(13,440)	$(3,212)	$(36,938)	$(53,590)

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$2	$2
Futures	0	0	0	0	283	283
Swap Agreements	0	28	0	0	1,894	1,922

	$0	$28	$0	$0	$2,179	$2,207

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,590	$0	$4,590
Purchased Options	0	0	0	503	10,534	11,037
Swap Agreements	0	748	41,434	0	82	42,264

	$0	$748	$41,434	$5,093	$10,616	$57,891

	$0	$776	$41,434	$5,093	$12,795	$60,098

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$121	$121
Futures	0	0	0	0	1,073	1,073
Swap Agreements	0	0	0	0	103	103

	$0	$0	$0	$0	$1,297	$1,297

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$13,440	$0	$13,440
Written Options	0	0	0	2,354	858	3,212
Swap Agreements	0	0	36,624	0	314	36,938

	$0	$0	$36,624	$15,794	$1,172	$53,590

	$0	$0	$36,624	$15,794	$2,469	$54,887

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(313)	$0	$(61)	$(374)
Written Options	0	0	195	0	345	540
Futures	0	0	0	0	2,660	2,660
Swap Agreements	0	175	0	0	(16,731)	(16,556)

	$0	$175	$(118)	$0	$(13,787)	$(13,730)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,252	$0	$7,252
Purchased Options	0	0	0	(200)	(158)	(358)
Written Options	0	6	0	597	52	655
Swap Agreements	0	192	(10,107)	0	(620)	(10,535)

	$0	$198	$(10,107)	$7,649	$(726)	$(2,986)

	$0	$373	$(10,225)	$7,649	$(14,513)	$(16,716)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	145

Schedule of Investments PIMCO RAE Worldwide Fundamental Advantage PLUS Fund (Cont.)

September 30, 2016 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$15	$15
Written Options	0	0	0	0	(11)	(11)
Futures	0	0	0	0	2,945	2,945
Swap Agreements	0	152	0	0	7,000	7,152

	$0	$152	$0	$0	$9,949	$10,101

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(13,777)	$0	$(13,777)
Purchased Options	0	0	0	(99)	(622)	(721)
Written Options	0	(5)	0	571	893	1,459
Swap Agreements	0	75	15,188	0	1,703	16,966

	$0	$70	$15,188	$(13,305)	$1,974	$3,927

	$0	$222	$15,188	$(13,305)	$11,923	$14,028

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Investments in Securities, at Value
Bank Loan Obligations	$0	$13,508	$27	$13,535
Corporate Bonds & Notes
Banking & Finance	0	28,328	4,987	33,315
Industrials	0	20,746	0	20,746
Utilities	0	8,429	0	8,429
Municipal Bonds & Notes
California	0	685	0	685
Iowa	0	1,885	0	1,885
New York	0	128	0	128
Ohio	0	334	0	334
Pennsylvania	0	126	0	126
U.S. Government Agencies	0	36,486	0	36,486
U.S. Treasury Obligations	0	270,717	0	270,717
Non-Agency Mortgage-Backed Securities	0	63,938	0	63,938
Asset-Backed Securities	0	82,258	0	82,258
Sovereign Issues	0	47,341	0	47,341
Preferred Securities
Banking & Finance	1,940	0	0	1,940
Short-Term Instruments
Certificates of Deposit	0	10,514	0	10,514
Commercial Paper	0	600	0	600
Repurchase Agreements	0	4,639	0	4,639
Japan Treasury Bills	0	91,860	0	91,860

	$1,940	$682,522	$5,014	$689,476

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,488	$0	$0	$1,488

Total Investments	$3,428	$682,522	$5,014	$690,964

Short Sales, at Value - Liabilities
U.S. Government Agencies	0	(3,008)	0	(3,008)
U.S. Treasury Obligations	0	(18,861)	0	(18,861)

	$0	$(21,869)	$0	$(21,869)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	283	1,924	0	2,207
Over the counter	0	57,891	0	57,891

	$283	$59,815	$0	$60,098

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,073)	(224)	0	(1,297)
Over the counter	0	(53,590)	0	(53,590)

	$(1,073)	$(53,814	$0	$(54,887)

Totals	$2,638	$666,654	$5,014	$674,306

There were no significant transfers between Levels 1, 2, or 3 during the period ended September 30, 2016.

146	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

Schedule of Investments PIMCO RAE Worldwide Long/Short PLUS Fund

September 30, 2016 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 108.8%

BANK LOAN OBLIGATIONS 0.5%
Avago Technologies Cayman Ltd.
3.524% due 02/01/2023		$1,552	$1,572
AWAS Finance Luxembourg S.A.
3.500% due 07/16/2018		164	165
BMC Software Finance, Inc.
5.000% due 09/10/2020		1,375	1,327
Charter Communications Operating LLC
3.000% due 07/01/2020		589	591
3.500% due 01/24/2023		2,289	2,306
Energy Future Intermediate Holding Co. LLC
4.250% due 12/19/2016		300	301
Las Vegas Sands LLC
3.250% due 12/19/2020		3,234	3,256

Total Bank Loan Obligations (Cost $9,419)			9,518

CORPORATE BONDS & NOTES 15.4%

BANKING & FINANCE 11.6%
Aviation Capital Group Corp.
7.125% due 10/15/2020		800	945
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (f)	EUR	5,400	6,278
Bank of America Corp.
1.716% due 04/01/2019		$18,700	18,819
2.650% due 04/01/2019		3,700	3,781
6.000% due 09/01/2017		5,400	5,616
6.875% due 04/25/2018		7,275	7,848
Barclays Bank PLC
10.179% due 06/12/2021		400	512
14.000% due 06/15/2019 (f)	GBP	2,700	4,386
Barclays PLC
3.200% due 08/10/2021		$5,200	5,232
6.500% due 09/15/2019 (f)	EUR	2,000	2,104
8.000% due 12/15/2020 (f)		2,200	2,481
BNP Paribas S.A.
7.375% due 08/19/2025 (f)		$1,000	999
BPCE S.A.
1.487% due 06/17/2017		15,900	15,923
2.500% due 07/15/2019		1,300	1,328
BPE Financiaciones S.A.
2.500% due 02/01/2017	EUR	200	226
Citigroup, Inc.
1.385% due 03/10/2017		$10,300	10,310
1.497% due 11/15/2016		15,400	15,409
5.950% due 05/15/2025 (f)		1,500	1,532
Credit Agricole S.A.
1.390% due 06/12/2017		16,900	16,925
7.500% due 06/23/2026 (f)	GBP	700	901
7.875% due 01/23/2024 (f)		$200	201
Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025		1,000	996
Dexia Credit Local S.A.
1.875% due 07/17/2017	GBP	300	393
2.000% due 01/22/2021	EUR	100	123
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		$771	808
FMS Wertmanagement AoeR
0.750% due 12/15/2017	GBP	2,900	3,775
Ford Motor Credit Co. LLC
1.361% due 09/08/2017		$5,120	5,122
General Motors Financial Co., Inc.
2.400% due 04/10/2018		9,900	9,975
3.450% due 04/10/2022		15,300	15,539
German Postal Pensions Securitisation PLC
4.250% due 01/18/2017	EUR	500	569
Goldman Sachs Group, Inc.
2.241% due 11/15/2021		$3,100	3,088
5.375% due 03/15/2020		1,600	1,773
HDFC Bank Ltd.
3.000% due 03/06/2018		600	609

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HSBC Holdings PLC
2.354% due 01/05/2022 (b)		$2,800	$2,815
3.400% due 03/08/2021		1,500	1,552
4.300% due 03/08/2026		600	644
HSBC USA, Inc.
1.558% due 08/07/2018		2,600	2,605
Industrial & Commercial Bank of China Ltd.
3.231% due 11/13/2019		900	938
International Lease Finance Corp.
7.125% due 09/01/2018		100	109
JPMorgan Chase & Co.
1.265% due 04/25/2018		2,500	2,501
6.000% due 01/15/2018		11,000	11,625
KBC Bank NV
8.000% due 01/25/2023		800	851
Lloyds Banking Group PLC
7.625% due 06/27/2023 (f)	GBP	925	1,229
Morgan Stanley
1.995% due 04/25/2018		$300	304
5.500% due 07/24/2020		200	224
National Bank of Greece S.A.
3.875% due 10/07/2016	EUR	900	1,010
Novo Banco S.A.
5.000% due 05/23/2019		300	238
PNC Bank N.A.
1.800% due 11/05/2018		$7,400	7,465
Rio Oil Finance Trust
9.250% due 07/06/2024		278	257
Santander UK PLC
1.362% due 03/13/2017		2,700	2,698
Stadshypotek AB
1.250% due 05/23/2018		1,000	999
Swedbank Hypotek AB
1.375% due 03/28/2018		6,200	6,205
UBS AG
5.125% due 05/15/2024		3,600	3,726
7.250% due 02/22/2022		600	610
7.625% due 08/17/2022		5,950	6,947
UBS Group Funding Jersey Ltd.
2.950% due 09/24/2020		800	820
4.125% due 09/24/2025		1,000	1,051
Wells Fargo & Co.
1.256% due 09/14/2018		5,400	5,392
1.582% due 07/22/2020		2,400	2,413
2.600% due 07/22/2020		1,900	1,940

			231,694

INDUSTRIALS 1.9%
AbbVie, Inc.
1.800% due 05/14/2018		1,400	1,407
2.500% due 05/14/2020		600	613
3.200% due 11/06/2022		100	104
3.600% due 05/14/2025		500	524
4.500% due 05/14/2035		300	321
4.700% due 05/14/2045		300	325
Actavis Funding SCS
2.100% due 03/12/2020		1,400	1,424
4.550% due 03/15/2035		2,300	2,455
Amgen, Inc.
1.411% due 05/22/2019		1,400	1,402
BRF S.A.
4.750% due 05/22/2024		1,800	1,850
Charter Communications Operating LLC
4.464% due 07/23/2022		700	757
4.908% due 07/23/2025		1,600	1,770
6.384% due 10/23/2035		300	355
6.484% due 10/23/2045		700	851
6.834% due 10/23/2055		100	121
CNH Industrial Capital LLC
3.625% due 04/15/2018		500	510
Continental Airlines Pass-Through Trust
7.250% due 05/10/2021		156	178

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CVS Health Corp.
3.500% due 07/20/2022		$200	$214
3.875% due 07/20/2025		1,582	1,726
Daimler Finance North America LLC
1.875% due 01/11/2018		1,100	1,107
Forest Laboratories LLC
4.375% due 02/01/2019		900	949
HCA, Inc.
4.750% due 05/01/2023		2,300	2,404
6.500% due 02/15/2020		1,100	1,221
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	1,100	1,217
Kraft Heinz Foods Co.
2.000% due 07/02/2018		$200	202
3.500% due 07/15/2022		100	106
3.950% due 07/15/2025		100	109
5.000% due 07/15/2035		100	116
5.200% due 07/15/2045		100	119
Nissan Motor Acceptance Corp.
1.851% due 03/08/2019		2,800	2,822
QUALCOMM, Inc.
4.800% due 05/20/2045		700	768
Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019		1,700	1,703
2.400% due 09/23/2021		1,480	1,486
Tencent Holdings Ltd.
2.000% due 05/02/2017		400	401
U.S. Airways Pass-Through Trust
5.900% due 04/01/2026		2,478	2,853
UAL Pass-Through Trust
9.750% due 07/15/2018		94	96
Zimmer Biomet Holdings, Inc.
2.700% due 04/01/2020		3,800	3,885

			38,471

UTILITIES 1.9%
AT&T, Inc.
4.500% due 05/15/2035		300	317
CNOOC Nexen Finance ULC
1.625% due 04/30/2017		2,800	2,803
Sinopec Group Overseas Development Ltd.
1.445% due 04/10/2017		15,800	15,808
1.750% due 04/10/2017		10,400	10,422
Sprint Communications, Inc.
8.375% due 08/15/2017		5,000	5,206
Verizon Communications, Inc.
2.606% due 09/14/2018		3,800	3,901

			38,457

Total Corporate Bonds & Notes (Cost $307,917)			308,622

MUNICIPAL BONDS & NOTES 0.1%

ILLINOIS 0.1%
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033		1,000	1,109
7.750% due 01/01/2042		1,600	1,723

Total Municipal Bonds & Notes (Cost $2,557)			2,832

U.S. GOVERNMENT AGENCIES 5.0%
Fannie Mae
3.500% due 06/01/2045 - 09/01/2046		300	317
5.325% due 03/25/2041 (a)		9,266	1,536
6.175% due 03/25/2036 (a)		5,513	1,051
6.225% due 05/25/2036 (a)		1,190	108
24.459% due 12/25/2036		391	610
Fannie Mae, TBA
3.000% due 11/01/2046		39,100	40,561
3.500% due 10/01/2046		44,000	46,437

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	147

Schedule of Investments PIMCO RAE Worldwide Long/Short PLUS Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Freddie Mac
5.946% due 07/15/2036 (a)		$4,438	$788
6.176% due 04/15/2036 (a)		1,924	291
Ginnie Mae, TBA
4.000% due 10/01/2046		7,000	7,525
NCUA Guaranteed Notes
0.904% due 03/06/2020		60	60

Total U.S. Government Agencies (Cost $98,892)			99,284

U.S. TREASURY OBLIGATIONS 43.7%
U.S. Treasury Bonds
2.500% due 02/15/2046		12,100	12,550
2.875% due 08/15/2045		9,900	11,064
3.000% due 11/15/2044		3,150	3,604
3.000% due 05/15/2045		100	114
3.125% due 08/15/2044		4,150	4,860
3.750% due 11/15/2043 (g)		14,900	19,452
U.S. Treasury Inflation Protected Securities (e)
0.125% due 07/15/2024 (i)		115,743	117,659
0.250% due 01/15/2025		44,503	45,410
0.375% due 07/15/2023		22,750	23,615
0.625% due 01/15/2026		5,672	5,976
0.750% due 02/15/2045		2,197	2,280
2.000% due 01/15/2026		25,826	30,398
2.375% due 01/15/2025		8,299	9,908
2.500% due 01/15/2029		8,743	11,132
U.S. Treasury Notes
1.375% due 09/30/2020 (i)		60,500	61,230
1.375% due 10/31/2020 (i)(k)		72,900	73,760
1.750% due 12/31/2020		100,100	102,790
1.875% due 08/31/2022 (k)		33,800	34,886
2.000% due 11/30/2020 (i)(k)		17,400	18,040
2.000% due 07/31/2022 (k)		28,100	29,208
2.000% due 08/15/2025 (k)		22,400	23,200
2.125% due 08/31/2020 (i)(k)		10,000	10,406
2.125% due 05/15/2025		71,300	74,600
2.250% due 11/15/2024 (i)		82,500	87,153
2.250% due 11/15/2025		59,000	62,328

Total U.S. Treasury Obligations (Cost $850,744)			875,623

NON-AGENCY MORTGAGE-BACKED SECURITIES 7.1%
Adjustable Rate Mortgage Trust
3.124% due 09/25/2035		102	85
Banc of America Funding Trust
0.742% due 04/20/2047 ^		270	214
3.002% due 01/20/2047 ^		140	118
3.039% due 09/20/2034		111	110
BCAP LLC Trust
5.250% due 04/26/2037		191	174
Bear Stearns Adjustable Rate Mortgage Trust
2.619% due 02/25/2033		11	11
2.730% due 04/25/2033		108	108
2.774% due 01/25/2033		1,531	1,538
2.884% due 01/25/2035		25	24
2.894% due 08/25/2033		256	254
3.128% due 03/25/2035		111	112
3.156% due 02/25/2034		36	36
3.312% due 07/25/2034		368	357
Bear Stearns ALT-A Trust
1.025% due 01/25/2036 ^		331	271
2.453% due 10/25/2033		38	36
2.980% due 05/25/2035		136	132
CHL Mortgage Pass-Through Trust
5.750% due 07/25/2037 ^		9,118	8,475
Citigroup Mortgage Loan Trust, Inc.
2.410% due 09/25/2035		14	13
Claris Finance SRL
0.208% due 10/31/2060	EUR	184	206
Countrywide Alternative Loan Trust
0.695% due 11/25/2036		$516	466
0.705% due 05/25/2047		517	445
0.844% due 11/25/2035		8,706	7,052

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.925% due 08/25/2037		$518	$365
1.507% due 12/25/2035		8	6
5.500% due 11/25/2035		173	129
5.750% due 04/25/2047 ^		2,591	2,170
Countrywide Home Loan Mortgage Pass-Through Trust
1.185% due 02/25/2035		96	84
3.026% due 09/25/2047 ^		7	6
3.057% due 11/25/2037		1,268	1,086
3.117% due 11/19/2033		371	365
3.175% due 08/25/2034		186	168
Credit Suisse First Boston Mortgage Securities Corp.
1.090% due 03/25/2032		13	12
Credit Suisse Mortgage Capital Certificates
3.168% due 08/27/2036		7,193	7,031
Deutsche ALT-A Securities, Inc.
1.275% due 10/25/2047		7,547	5,856
Eurohome UK Mortgages PLC
0.532% due 06/15/2044	GBP	763	922
First Horizon Mortgage Pass-Through Trust
2.704% due 02/25/2034		$73	73
GSR Mortgage Loan Trust
3.085% due 11/25/2035		22	21
6.000% due 03/25/2032		3	3
IndyMac Mortgage Loan Trust
0.765% due 07/25/2035		4	3
1.165% due 07/25/2045		169	143
JPMorgan Mortgage Trust
2.950% due 04/25/2037		301	268
MASTR Adjustable Rate Mortgages Trust
0.735% due 04/25/2046		11	8
2.865% due 10/25/2033		2,872	2,472
Merrill Lynch Alternative Note Asset Trust
0.705% due 04/25/2037		10,249	9,661
Merrill Lynch Mortgage Investors Trust
0.775% due 11/25/2035		1,047	966
0.775% due 08/25/2036		1	1
2.762% due 05/25/2033		205	202
Merrill Lynch Mortgage-Backed Securities Trust
3.133% due 04/25/2037 ^		29	25
Morgan Stanley Re-REMIC Trust
5.988% due 08/12/2045		3,027	3,060
Residential Accredit Loans, Inc. Trust
0.695% due 01/25/2037		7,951	6,208
Residential Funding Mortgage Securities, Inc. Trust
5.500% due 11/25/2035		7,477	7,004
Sequoia Mortgage Trust
1.460% due 03/20/2035		44	39
2.773% due 01/20/2047 ^		15	12
Structured Adjustable Rate Mortgage Loan Trust
2.820% due 11/25/2035 ^		9,097	7,541
2.909% due 05/25/2034		110	112
Structured Asset Mortgage Investments Trust
1.231% due 02/19/2035		94	88
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.913% due 08/25/2032		22	22
Thornburg Mortgage Securities Trust
2.781% due 06/25/2047 ^		38	34
WaMu Mortgage Pass-Through Certificates Trust
1.299% due 07/25/2047		1,273	1,076
1.387% due 10/25/2046 ^		16,855	14,061
2.026% due 01/25/2037 ^		6	6
2.190% due 12/25/2046		509	473
2.193% due 08/25/2046		11,297	10,435
2.251% due 12/25/2036 ^		6	5
2.303% due 04/25/2037 ^		20	18
2.721% due 10/25/2035		7,831	7,540
4.231% due 04/25/2037 ^		12,808	11,674
Washington Mutual Mortgage Pass-Through Certificates Trust
1.477% due 05/25/2046		8	6
2.645% due 02/25/2033		9	8
2.725% due 02/25/2033		10	10
Wells Fargo Alternative Loan Trust
3.183% due 07/25/2037 ^		243	207
6.250% due 07/25/2037 ^		7,777	7,086

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wells Fargo Commercial Mortgage Trust
3.244% due 12/15/2047	$12,000	$12,738

Total Non-Agency Mortgage-Backed Securities (Cost $141,246)		141,746

ASSET-BACKED SECURITIES 11.8%
ACE Securities Corp. Home Equity Loan Trust
2.325% due 10/25/2032	110	108
Argent Securities Trust
0.635% due 09/25/2036	1,519	619
Asset-Backed Funding Certificates Trust
1.425% due 02/25/2034	2,249	1,945
Bayview Opportunity Master Fund Trust
4.350% due 01/28/2031	3,436	3,437
Carrington Mortgage Loan Trust
0.785% due 02/25/2037	7,685	6,059
Citigroup Mortgage Loan Trust, Inc.
0.675% due 12/25/2036	8,905	5,200
0.685% due 09/25/2036	1,465	1,119
Countrywide Asset-Backed Certificates
0.665% due 05/25/2035	2,490	2,096
0.665% due 07/25/2037 ^	7,365	6,167
0.665% due 12/25/2046	17,797	12,972
0.674% due 01/25/2037	285	277
0.675% due 06/25/2047 ^	5,945	5,552
0.715% due 06/25/2047	2,870	2,723
0.775% due 01/25/2046	9,653	7,370
0.805% due 09/25/2036	5,541	5,224
0.925% due 06/25/2036	1,100	922
1.620% due 12/25/2034	3,000	2,874
2.100% due 11/25/2034	1,600	1,210
5.301% due 04/25/2047 ^	9	9
Countrywide Asset-Backed Certificates Trust
0.995% due 04/25/2036	11,420	9,672
1.649% due 12/25/2034	5,800	5,636
First Franklin Mortgage Loan Trust
1.245% due 03/25/2035	54	53
Fremont Home Loan Trust
0.855% due 01/25/2036	1,500	1,345
GSAA Home Equity Trust
0.645% due 04/25/2047	3,694	3,096
GSAA Trust
0.645% due 06/25/2036	1,693	775
GSAMP Trust
0.675% due 12/25/2046	765	460
HSI Asset Securitization Corp. Trust
0.635% due 12/25/2036	19,300	8,362
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
0.735% due 04/25/2037	633	432
JPMorgan Mortgage Acquisition Trust
0.665% due 10/25/2036	8,651	8,255
0.675% due 07/25/2036	1,739	881
Lehman XS Trust
0.665% due 02/25/2037 ^	7,822	7,466
MASTR Asset-Backed Securities Trust
0.765% due 03/25/2036	1,258	790
Morgan Stanley ABS Capital, Inc. Trust
0.655% due 01/25/2037	5,736	3,251
0.655% due 02/25/2037	10,146	7,420
0.665% due 08/25/2036	9,860	5,909
0.740% due 03/25/2037	27,788	13,642
Morgan Stanley Mortgage Loan Trust
0.885% due 04/25/2037	884	448
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.855% due 10/25/2036 ^	3,123	1,149
Ownit Mortgage Loan Trust
1.125% due 10/25/2036 ^	1,090	943
People’s Choice Home Loan Securities Trust
1.244% due 05/25/2035 ^	500	485
RAAC Trust
0.865% due 11/25/2036	3,696	3,440

148	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Race Point CLO Ltd.
1.637% due 12/15/2022		$12,941	$12,954
Renaissance Home Equity Loan Trust
5.893% due 06/25/2037 ^		13,146	6,683
Residential Asset Mortgage Products Trust
0.975% due 04/25/2035		1,318	1,306
2.400% due 10/25/2034		10,623	9,011
Residential Asset Securities Corp. Trust
0.765% due 10/25/2036		25,000	20,066
Securitized Asset-Backed Receivables LLC Trust
0.815% due 11/25/2035		12,362	11,848
Soundview Home Loan Trust
0.785% due 02/25/2037		2,607	1,163
Structured Asset Investment Loan Trust
0.885% due 10/25/2035		6,299	6,214
1.425% due 05/25/2035		1,400	1,206
1.725% due 12/25/2034		4,822	4,396
VOLT LLC
4.250% due 02/26/2046		2,764	2,796
WaMu Asset-Backed Certificates Trust
0.765% due 05/25/2047		13,156	8,922

Total Asset-Backed Securities (Cost $231,812)			236,358

SOVEREIGN ISSUES 8.3%
Autonomous Community of Catalonia
4.750% due 06/04/2018	EUR	200	233
4.950% due 02/11/2020		1,400	1,678
Brazil Government International Bond
5.625% due 02/21/2047		$4,000	3,940
Brazil Letras do Tesouro Nacional
0.000% due 10/01/2016 (d)	BRL	84,080	25,854
0.000% due 01/01/2017 (d)		4,900	1,459
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2017		371,740	113,580
Caisse d’Amortissement de la Dette Sociale
3.375% due 03/20/2024		$9,200	10,165

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Kommunalbanken A/S
1.233% due 03/27/2017		$2,700	$2,703
Korea Land & Housing Corp.
1.875% due 08/02/2017		1,300	1,305
Republic of Greece Government International Bond
4.500% due 11/08/2016	JPY	610,000	6,023

Total Sovereign Issues (Cost $159,727)			166,940

SHORT-TERM INSTRUMENTS 16.9%

CERTIFICATES OF DEPOSIT 1.7%
Credit Suisse AG
1.645% due 09/12/2017		$7,500	7,509
Mitsubishi UFJ Trust & Banking Corp.
1.577% due 09/19/2017		2,600	2,601
Natixis S.A.
1.553% due 09/25/2017		12,300	12,329
Sumitomo Mitsui Banking Corp.
1.550% due 09/15/2017		3,700	3,702
Sumitomo Mitsui Trust Bank Limited
1.584% due 09/18/2017		8,600	8,606

			34,747

COMMERCIAL PAPER 0.1%
ENI Finance USA, Inc.
1.750% due 10/02/2017		500	491
Viacom, Inc.
1.300% due 11/14/2016		1,900	1,898

			2,389

SHORT-TERM NOTES 0.0%
Kraft Heinz Foods Co.
1.600% due 06/30/2017		200	200

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JAPAN TREASURY BILLS 15.0%
(0.312)% due 10/17/2016 - 01/10/2017 (c)(d)	JPY	30,430,000	$300,187

U.S. TREASURY BILLS 0.1%
0.475% due 03/02/2017 - 03/09/2017 (c)(d)(k)		$2,103	2,100

Total Short-Term Instruments (Cost $330,690)			339,623

Total Investments in Securities (Cost $2,133,004)			2,180,546

		SHARES
INVESTMENTS IN AFFILIATES 1.0%

SHORT-TERM INSTRUMENTS 1.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.0%
PIMCO Short-Term Floating NAV Portfolio III		1,983,244	19,606

Total Short-Term Instruments (Cost $19,606)			19,606

Total Investments in Affiliates (Cost $19,606)			19,606

Total Investments 109.8% (Cost $2,152,610)			$2,200,152

Financial Derivative Instruments (h)(j) 0.1%
(Cost or Premiums, net $15,287)			2,502

Other Assets and Liabilities, net (9.9)%			(198,368)

Net Assets 100.0%			$2,004,286

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate (1)	Borrowing Date	Maturity Date	Amount Borrowed (1)	Payable for Sale-Buyback Transactions
NOM	0.550%	07/01/2016	10/03/2016	$(19,865)	$(19,894)

Total Sale-Buyback Transactions					$(19,894)

(1)

The average amount of borrowings outstanding during the period ended September 30, 2016 was $(40,449) at a weighted average interest rate of 0.568%. Average borrowings includes reverse repurchase agreements, of which there were none open at period end.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	149

Schedule of Investments PIMCO RAE Worldwide Long/Short PLUS Fund (Cont.)

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES AND U.S. TREASURY OBLIGATIONS

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales (2)
Fannie Mae, TBA	4.000%	10/01/2046	$6,600	$(7,062)	$(7,089)
U.S. Treasury Bonds	4.500	02/15/2036	14,900	(21,399)	(21,099)

Total Short Sales				$(28,461)	$(28,188)

(2)	Payable for short sales includes $89 of accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2016:

(g)	Securities with an aggregate market value of $19,452 have been pledged as collateral under the terms of the following master agreements as of September 30, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure (3)
Global/Master Repurchase Agreement
SGY	$0	$0	$0	$0	$0	$(270)	$(270)

Master Securities Forward Transaction Agreement
NOM	0	0	(19,894)	(21,099)	(40,993)	19,452	(21,541)

Total Borrowings and Other Financing Transactions	$0	$0	$(19,894)	$(21,099)

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$0	$(19,894)	$0	$0	$(19,894)

Total Borrowings	$0	$(19,894)	$0	$0	$(19,894)

Gross amount of recognized liabilities for sale-buyback financing transactions					$(19,894)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CBOT U.S. Treasury 10-Year Note November Futures	$131.000	10/21/2016	625	$(360)	$(396)

Total Written Options				$(360)	$(396)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2016	1,969	$(2,329)	$25	$0
90-Day Eurodollar December Futures	Long	12/2017	4,059	229	0	(203)
90-Day Eurodollar December Futures	Short	12/2019	4,059	(575)	457	0
Australia Government 10-Year Bond December Futures	Long	12/2016	39	38	21	(8)
E-mini S&P 500 Index December Futures	Long	12/2016	513	(165)	305	0
Euro STOXX 50 December Futures	Long	12/2016	825	(446)	148	0

150	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bobl December Futures	Long	12/2016	509	$260	$0	$(92)
Euro-Bund 10-Year Bond December Futures	Long	12/2016	416	602	0	(210)
FTSE 100 Index December Futures	Long	12/2016	188	(55)	179	(49)
Nikkei 225 Index Yen Denominated December Futures	Long	12/2016	136	(149)	24	(10)
U.S. Treasury 2-Year Note December Futures	Long	12/2016	314	0	0	(29)
U.S. Treasury 5-Year Note December Futures	Long	12/2016	6,362	178	0	(1,342)
U.S. Treasury 10-Year Note December Futures	Short	12/2016	956	(128)	403	0
U.S. Treasury Ultra Long-Term Bond December Futures	Long	12/2016	89	(335)	0	(192)
United Kingdom Long Gilt December Futures	Short	12/2016	65	88	77	0

Total Futures Contracts				$(2,787)	$1,639	$(2,135)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.HY-25 5-Year Index	5.000%	12/20/2020	$10,890	$651	$755	$65	$0
CDX.HY-26 5-Year Index	5.000	06/20/2021	700	37	6	4	0
CDX.IG-25 5-Year Index	1.000	12/20/2020	52,200	687	626	72	0
CDX.IG-26 5-Year Index	1.000	06/20/2021	17,100	248	41	27	0

				$1,623	$1,428	$168	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month USD-LIBOR *	1.100%	01/23/2018	$	607,500	$665	$402	$0	$(61)
Receive	3-Month USD-LIBOR	1.750	12/16/2018		1,392,600	(28,778)	(22,034)	470	0
Receive	3-Month USD-LIBOR *	1.500	12/21/2021		170,900	(2,289)	1,242	324	0
Receive	3-Month USD-LIBOR	2.250	12/16/2022		390,300	(25,849)	(5,742)	987	0
Receive	3-Month USD-LIBOR *	1.750	12/21/2023		31,800	(854)	(153)	102	0
Receive	3-Month USD-LIBOR	2.250	06/15/2026		2,300	(179)	(70)	11	0
Receive	3-Month USD-LIBOR *	1.750	12/21/2026		97,420	(2,367)	224	526	0
Receive	3-Month USD-LIBOR *	2.098	07/01/2041		20,300	(42)	(42)	59	0
Receive	3-Month USD-LIBOR	2.750	12/16/2045		59,600	(13,726)	(5,826)	1,088	0
Receive	3-Month USD-LIBOR	2.500	06/15/2046		12,500	(2,135)	(1,130)	226	0
Receive	3-Month USD-LIBOR	2.250	09/14/2046		23,300	(2,414)	(1,771)	412	0
Receive	3-Month USD-LIBOR *	2.250	12/21/2046		39,100	(3,924)	(416)	701	0
Receive	3-Month USD-LIBOR *	2.285	05/25/2048		11,700	(1,100)	(313)	217	0
Pay	6-Month EUR-EURIBOR	0.500	09/21/2023	EUR	127,600	5,194	207	0	(89)
Receive	6-Month EUR-EURIBOR *	0.500	03/15/2027		3,800	(79)	(46)	1	0
Receive	6-Month EUR-EURIBOR	1.250	09/21/2046		30,600	(4,855)	(224)	62	0
Receive	6-Month EUR-EURIBOR *	1.250	03/15/2047		2,300	(352)	(282)	5	0
Receive	6-Month GBP-LIBOR	2.000	03/18/2022	GBP	27,900	(2,943)	(1,542)	50	0
Receive	6-Month GBP-LIBOR *	0.750	03/15/2027		33,600	201	(419)	181	0
Receive	6-Month GBP-LIBOR *	1.750	03/15/2047		8,000	(2,116)	(1,981)	230	0
Pay	28-Day MXN-TIIE	5.840	09/14/2021	MXN	85,400	(46)	(162)	0	(10)
Pay	28-Day MXN-TIIE	5.905	09/22/2021		199,600	(81)	(157)	0	(23)
Pay	28-Day MXN-TIIE	5.780	10/06/2022		40,400	(42)	(46)	0	(5)
Pay	28-Day MXN-TIIE	5.980	08/26/2024		46,300	(47)	(88)	0	(4)

						$(88,158)	$(40,369)	$5,652	$(192)

Total Swap Agreements						$(86,535)	$(38,941)	$5,820	$(192)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	151

Schedule of Investments PIMCO RAE Worldwide Long/Short PLUS Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2016:

(i)	Securities with an aggregate market value of $47,957 and cash of $3,434 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$1,639	$5,820	$7,459	$(396)	$(2,135)	$(192)	$(2,723)

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	10/2016	AUD	7,338		$5,534	$0	$(82)
	11/2016		8,105		6,211	11	0
	11/2016	TWD	58,546		1,831	0	(45)
BOA	10/2016	BRL	69,030		21,265	39	0
	10/2016	CAD	176,182		136,482	2,190	0
	10/2016	CNH	1,009		151	0	0
	10/2016	DKK	2,063		311	0	0
	10/2016		$21,128	BRL	69,030	98	0
	10/2016		1,060	CAD	1,393	2	0
	10/2016		38,035	CNH	248,333	0	(853)
	10/2016		19,539	MXN	383,057	180	0
	11/2016	PLN	10,112		$2,586	0	(57)
	11/2016	TWD	113,714		3,562	0	(81)
	11/2016		$1,874	JPY	188,900	0	(9)
	11/2016		1,995	MYR	8,055	0	(45)
	12/2016	JPY	2,410,000		$23,737	0	(109)
	01/2017		2,170,000		21,510	12	0
BPS	10/2016	BRL	47,676		12,169	31	(2,512)
	10/2016	DKK	1,235		187	1	0
	10/2016	JPY	8,940,000		85,008	0	(3,221)
	10/2016	NOK	22,796		2,807	0	(45)
	10/2016	PEN	179		53	1	0
	10/2016	SEK	3,815		452	7	0
	10/2016		$11,467	BRL	37,240	3	(19)
	10/2016		20,386	MXN	369,473	0	(1,367)
	11/2016		2,807	NOK	22,796	45	0
	01/2017	COP	4,168,788		$1,361	0	(59)
	01/2017		$2,507	COP	7,903,955	185	0
BRC	10/2016		13,766	CNH	92,837	148	(14)
	11/2016	CZK	108,847		$4,540	8	0
	11/2016		$564	CLP	377,164	8	0
	11/2016		180	ZAR	2,557	5	0
CBK	10/2016	BRL	39,780		$9,485	0	(2,747)
	10/2016	CNH	3,097		454	0	(10)
	10/2016	JPY	11,310,000		107,573	0	(4,050)
	10/2016	MXN	466,065		23,694	0	(298)
	10/2016		$12,254	BRL	39,780	0	(22)
	10/2016		37,193	CAD	48,732	0	(49)
	10/2016		1,500	CNH	10,056	6	0
	10/2016		507	RUB	33,776	29	0
	11/2016	CAD	48,732		$37,200	47	0
	11/2016	KRW	340,864		308	0	(1)
	11/2016		$19,280	BRL	63,062	0	(54)
	11/2016		179	ILS	677	1	0
	11/2016	ZAR	2,060		$139	0	(10)
	01/2017	COP	1,467,540		464	0	(36)
	01/2017	JPY	1,520,000		15,065	7	0
	01/2017		$529	COP	1,675,872	42	0

152	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
DUB	10/2016	BRL	279,272		$86,030	$157	$0
	10/2016	CNH	846,130		129,427	2,737	0
	10/2016		$84,634	BRL	279,272	1,239	0
	10/2016		6,665	CNH	45,005	74	0
	11/2016	ILS	45,529		$11,914	0	(248)
	01/2017	BRL	291,047		85,565	0	(1,536)
FBF	10/2016		$12,427	RUB	796,050	211	0
	11/2016	THB	6,794		$196	0	0
	11/2016		$9,162	ZAR	128,381	127	0
	12/2016	RUB	796,050		$12,256	0	(202)
GLM	10/2016	BRL	20,000		4,906	0	(1,243)
	10/2016	CHF	307		312	0	(4)
	10/2016	DKK	2,165		325	0	(2)
	10/2016	MXN	11,663		614	14	0
	10/2016	SEK	112,466		13,104	0	(5)
	10/2016		$6,161	BRL	20,000	0	(11)
	10/2016		1,964	CAD	2,576	0	(1)
	10/2016		1,103	CHF	1,070	0	(1)
	10/2016		68,428	EUR	61,042	143	0
	10/2016		8,577	GBP	6,459	4	(209)
	10/2016		9,007	JPY	932,500	189	0
	10/2016		103	MXN	1,892	0	(6)
	10/2016		2,773	NOK	22,796	78	0
	11/2016	CLP	11,121,297		$16,758	0	(111)
	11/2016	EUR	61,042		68,512	0	(152)
	11/2016	IDR	5,880,150		438	0	(12)
	11/2016		$358	ILS	1,348	2	0
	11/2016		439	KRW	490,363	6	0
	11/2016		1,391	MYR	5,678	0	(17)
	11/2016		13,122	SEK	112,466	7	0
	11/2016		977	THB	33,858	0	0
	11/2016		2,812	TWD	88,817	34	0
	01/2017		391	COP	1,158,506	3	0
HUS	10/2016	CNH	191,997		$28,201	7	(554)
	10/2016		$3,230	BRL	10,401	0	(41)
	10/2016		27,465	CNH	183,195	72	(107)
	10/2016		6,080	DKK	40,575	42	0
	10/2016		171,495	GBP	131,676	0	(823)
	11/2016	CLP	75,312		$114	0	0
	11/2016	GBP	131,676		171,580	807	0
	11/2016	HKD	557,024		71,882	41	0
	11/2016	SGD	68,767		51,272	833	0
	11/2016		$1,114	HKD	8,632	0	0
	11/2016		188	PLN	729	2	0
	11/2016		5,890	TWD	185,894	66	(1)
	01/2017		6,765	DKK	44,980	52	0
	01/2021	BRL	3,920		$604	0	(276)
JPM	10/2016	AUD	767		578	0	(9)
	10/2016	BRL	100,470		26,986	25	(3,933)
	10/2016	GBP	143,155		187,610	2,059	0
	10/2016	MXN	6,026		314	3	0
	10/2016		$30,036	BRL	100,470	858	0
	10/2016		94,386	CAD	124,875	797	0
	10/2016		9,055	CNH	60,724	81	(43)
	10/2016		1,481	DKK	9,870	9	0
	10/2016		4,975	GBP	3,747	0	(119)
	10/2016		1,907	TRY	5,709	0	(14)
	11/2016	CAD	124,875		$94,402	0	(802)
	11/2016	CLP	113,346		172	0	0
	11/2016	IDR	3,161,970		239	0	(3)
	11/2016	TWD	26,469		847	0	(1)
	11/2016		$173	BRL	567	0	0
	11/2016		744	CLP	505,812	23	0
	11/2016		3,264	KRW	3,607,699	10	0
	01/2017	BRL	103,741		$30,182	0	(864)
	01/2017	JPY	1,990,000		19,717	2	0
MSB	10/2016	BRL	308,341		73,199	0	(21,613)
	10/2016	EUR	50,254		56,841	388	0
	10/2016	JPY	34,266,653		341,580	3,662	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	153

Schedule of Investments PIMCO RAE Worldwide Long/Short PLUS Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	10/2016		$94,994	BRL	308,341	$0	$(182)
	10/2016		29,371	CHF	28,548	15	0
	10/2016		6,747	CNH	44,644	0	(63)
	11/2016	BRL	9,942		$3,045	14	0
	11/2016	CHF	28,548		29,415	0	(21)
	11/2016	HKD	5,110		660	0	0
	11/2016	ILS	388		103	0	(1)
	11/2016	TWD	25,981		832	0	0
RBC	10/2016		$152	CNH	1,010	0	(1)
	11/2016	BRL	1,278		$390	1	0
SCX	10/2016	CHF	28,241		29,305	235	0
	10/2016	CNH	161,837		24,787	556	0
	10/2016	EUR	18,755		20,969	0	(99)
	10/2016	RUB	882,981		13,452	0	(566)
	10/2016		$5,114	CNH	34,566	61	0
	10/2016		1,692	GBP	1,273	0	(42)
	10/2016		318,984	JPY	32,123,053	0	(2,205)
	10/2016		1,935	RUB	122,763	15	0
	11/2016	IDR	5,546,233		$418	0	(6)
	11/2016	INR	24,980		373	0	0
	11/2016	JPY	31,934,153		317,506	2,213	0
	11/2016	KRW	774,783		703	0	0
	11/2016	MYR	175,351		43,055	610	0
	11/2016	THB	956,535		27,495	0	(96)
	11/2016		$1,421	CAD	1,870	5	0
	11/2016		241	MYR	997	0	0
	11/2016		132	PLN	509	1	0
	11/2016		42,926	SGD	58,483	0	(31)
	11/2016		169	THB	5,847	0	0
	12/2016	RUB	122,764		$1,908	0	(13)
	02/2017	CNH	208,554		30,121	0	(921)
	02/2017		$28,309	CNH	190,325	20	0
SOG	10/2016		7,609		51,376	83	0
	11/2016	KRW	38,085,580		$34,231	0	(330)
	11/2016	MYR	1,067		258	0	0
TOR	10/2016		$14,335	SEK	120,276	0	(315)
UAG	10/2016	JPY	2,090,000		$19,953	0	(674)
	10/2016	RUB	122,763		1,910	0	(39)
	10/2016	SEK	3,995		467	2	0
	10/2016		$8,934	EUR	7,967	25	(9)
	10/2016		13,801	JPY	1,400,000	6	0
	10/2016		606	RUB	39,378	19	0
	11/2016	INR	670,130		$9,898	0	(113)
	11/2016	MYR	1,505		376	12	0
	11/2016	PHP	188,407		3,989	96	0
	11/2016	THB	8,893		257	0	0
	11/2016	TWD	1,983,369		62,272	0	(1,272)
	11/2016		$7,867	IDR	104,836,255	153	0
	11/2016		453	INR	30,374	1	0
	11/2016		206	KRW	225,677	0	(1)
	11/2016		1,268	MYR	5,189	0	(12)
	11/2016		914	THB	31,762	2	0
	02/2017		5,717	CNH	37,915	0	(74)

Total Forward Foreign Currency Contracts						$22,115	$(55,844)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC USD versus RUB	RUB	71.150	02/22/2017	$	700	$28	$75
CBK	Call - OTC USD versus JPY	JPY	115.000	11/23/2016		48,974	522	4
GLM	Put - OTC EUR versus MXN	MXN	19.000	02/15/2017	EUR	19,800	775	41
	Put - OTC USD versus MXN		18.800	11/09/2016	$	18,436	254	152
SOG	Put - OTC USD versus RUB	RUB	73.000	02/24/2017		13,600	571	1,804

							$2,150	$2,076

154	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250%	04/13/2018	$	4,100	$401	$577
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	04/13/2018		4,100	401	208
BPS	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	04/13/2018		7,800	721	1,098
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	04/13/2018		7,800	795	396
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300	04/17/2019		15,800	1,810	2,609
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300	04/17/2019		15,800	1,810	1,139
CBK	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.700	10/03/2016		130,200	249	0
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.970	09/24/2018		24,100	1,226	529
GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	03/28/2017		119,500	407	255
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.970	09/24/2018		48,000	2,484	1,053
JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	03/28/2017		137,400	493	293
MYC	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.240	05/16/2018		8,200	822	1,157
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.240	05/16/2018		8,200	822	445
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.245	05/17/2018		28,700	2,658	4,073
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.245	05/17/2018		28,700	3,076	1,548
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.285	05/23/2018		41,300	4,096	6,142
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.285	05/23/2018		41,300	4,096	2,114
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050	12/12/2018		31,750	1,526	715
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.350	05/28/2019		25,600	2,949	4,460
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.350	05/28/2019		25,600	2,949	1,797

								$33,791	$30,608

Total Purchased Options								$35,941	$32,684

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC USD versus RUB	RUB	80.000	12/02/2016	$	20,400	$(1,118)	$(6)
	Call - OTC USD versus RUB		108.000	02/22/2017		700	(28)	0
CBK	Call - OTC USD versus JPY	JPY	119.000	11/23/2016		97,948	(463)	(2)
DUB	Call - OTC USD versus BRL	BRL	5.000	10/19/2017		5,373	(692)	(67)
	Put - OTC USD versus BRL		5.000	10/19/2017		5,373	(801)	(2,151)
FBF	Put - OTC EUR versus MXN	MXN	18.900	03/21/2017	EUR	9,211	(358)	(20)
	Call - OTC EUR versus MXN		22.650	03/21/2017		9,211	(320)	(408)
	Call - OTC USD versus BRL	BRL	5.000	10/19/2017	$	16,121	(2,043)	(200)
	Put - OTC USD versus BRL		5.000	10/19/2017		16,121	(2,432)	(6,454)
	Call - OTC USD versus BRL		6.300	01/11/2018		5,470	(291)	(39)
GLM	Call - OTC EUR versus MXN	MXN	26.750	02/15/2017	EUR	19,800	(632)	(126)
	Put - OTC EUR versus MXN		18.900	03/21/2017		13,697	(556)	(30)
	Call - OTC EUR versus MXN		22.650	03/21/2017		13,697	(448)	(606)
	Put - OTC USD versus MXN		18.350	11/09/2016	$	36,872	(254)	(130)
HUS	Call - OTC EUR versus RUB	RUB	85.000	12/02/2016	EUR	10,400	(680)	(9)
	Put - OTC USD versus BRL	BRL	3.150	10/11/2016	$	20,304	(141)	(29)
	Call - OTC USD versus BRL		3.350	10/11/2016		20,304	(141)	(68)
SOG	Call - OTC EUR versus RUB	RUB	85.000	12/02/2016	EUR	9,500	(675)	(8)
	Call - OTC USD versus RUB		110.000	02/24/2017	$	13,600	(588)	(4)

							$(12,661)	$(10,357)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600%	09/24/2018	$ 120,200	$(1,250)	$(511)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	10/03/2016	27,700	(249)	(63)
GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600	09/24/2018	239,900	(2,555)	(1,021)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.555	03/28/2017	5,800	(97)	(116)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.565	03/28/2017	19,100	(305)	(392)
JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.555	03/28/2017	9,600	(165)	(192)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.565	03/28/2017	19,300	(328)	(396)
MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.700	12/12/2018	158,800	(1,681)	(722)

							$(6,630)	$(3,413)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	155

Schedule of Investments PIMCO RAE Worldwide Long/Short PLUS Fund (Cont.)

STRADDLE OPTIONS

Counterparty	Description	Exercise Level (1)	Expiration Date	Notional Amount	Premiums (Received) (1)	Market Value
JPM	Call & Put - OTC 1-Year USD/KRW versus 1-Year USD/KRW Forward Currency Volatility Agreement	0.000%	02/20/2017	$ 780	$0	$21

Total Written Options					$(19,291)	$(13,749)

(1)	Exercise level and final premium determined on a future date, based upon implied volatility parameters.

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2016:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		0		27,303		(12,495)		(14,183)		0		625
Notional Amount in $	$	870,112	$	416,546	$	(87,037)	$	(274,907)	$	(64,948)	$	859,766
Notional Amount in EUR	EUR	194,916	EUR	72,204	EUR	0	EUR	(162,908)	EUR	(18,696)	EUR	85,516
Notional Amount in GBP	GBP	0	GBP	62,800	GBP	0	GBP	(62,800)	GBP	0	GBP	0
Premiums	$	(21,068)	$	(8,594)	$	2,128	$	6,931	$	952	$	(19,651)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2016 (3)	Notional Amount (4)		Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BOA	Volkswagen International Finance NV	1.000%	12/20/2016	0.311%	EUR	2,600	$(20)	$26	$6	$0
BPS	Volkswagen International Finance NV	1.000	12/20/2016	0.311		1,100	(14)	16	2	0
BRC	Brazil Government International Bond	1.000	12/20/2016	0.558	$	1,500	(19)	21	2	0
CBK	Volkswagen International Finance NV	1.000	12/20/2016	0.311	EUR	600	(5)	6	1	0
DUB	Brazil Government International Bond	1.000	12/20/2016	0.558	$	1,200	(15)	17	2	0
GST	Brazil Government International Bond	1.000	12/20/2016	0.558		4,200	(55)	61	6	0
	Volkswagen International Finance NV	1.000	12/20/2016	0.311	EUR	1,100	(14)	16	2	0
	Volkswagen International Finance NV	1.000	12/20/2017	0.355		100	(2)	3	1	0
JPM	Brazil Government International Bond	1.000	12/20/2016	0.558	$	1,800	(21)	24	3	0
	Volkswagen International Finance NV	1.000	12/20/2016	0.311	EUR	200	(2)	2	0	0
	Volkswagen International Finance NV	1.000	12/20/2017	0.355		500	(11)	16	5	0
MYC	Volkswagen International Finance NV	1.000	12/20/2016	0.311		600	(6)	7	1	0

							$(184)	$215	$31	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value (5)
							Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	$8,197	$(1,690)	$431	$0	$(1,259)
	CDX.HY-23 5-Year Index 25-35%	5.000	12/20/2019	13,700	1,858	51	1,909	0
BRC	ABX.HE.AAA.6-2 Index	0.110	05/25/2046	16,394	(3,418)	899	0	(2,519)
CBK	CDX.HY-23 5-Year Index 25-35%	5.000	12/20/2019	18,700	2,543	62	2,605	0

					$(707)	$1,443	$4,514	$(3,778)

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

156	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Month GBP-UKRPI	3.337%	11/15/2030	GBP	260	$3	$4	$7	$0
	Receive	3-Month EUR-EXT-CPI	0.710	01/29/2020	EUR	18,400	(17)	(144)	0	(161)
	Receive	3-Month KRW-KORIBOR	1.260	07/20/2026	KRW	5,580,000	0	(1)	0	(1)
CBK	Pay	1-Month GBP-UKRPI	3.400	06/15/2030	GBP	280	0	17	17	0
	Pay	1-Month GBP-UKRPI	3.300	11/15/2030		12,410	(21)	217	196	0
	Receive	3-Month EUR-EXT-CPI	0.990	03/31/2020	EUR	18,400	(3)	(365)	0	(368)
	Receive	3-Month KRW-KORIBOR	1.260	07/20/2026	KRW	8,370,000	0	(1)	0	(1)
DUB	Pay	1-Month GBP-UKRPI	3.300	11/15/2030	GBP	3,452	(5)	60	55	0
	Receive	3-Month KRW-KORIBOR	1.260	07/20/2026	KRW	11,170,000	0	(2)	0	(2)
GLM	Pay	1-Month GBP-UKRPI	3.140	01/14/2030	GBP	4,970	0	73	73	0
	Receive	3-Month EUR-EXT-CPI	0.740	01/26/2020	EUR	31,200	(60)	(268)	0	(328)
	Receive	3-Month EUR-EXT-CPI	0.660	01/30/2020		35,100	(3)	(200)	0	(203)
	Receive	3-Month EUR-EXT-CPI	0.992	03/30/2020		72,500	(6)	(1,454)	0	(1,460)
JPM	Receive	3-Month KRW-KORIBOR	1.260	07/20/2026	KRW	11,173,000	0	(2)	0	(2)

							$ (112)	$(2,066)	$ 348	$(2,526)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive (6)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	NDDUWXUS Index	72,410	1-Month USD-LIBOR plus a specified spread	01/19/2017	$352,941	$0	$(3,989)	$0	$(3,989)
	Pay	S&P 500 Total Return Index	216	1-Month USD-LIBOR plus a specified spread	01/19/2017	881	0	(9)	0	(9)
	Pay	NDUEEGF Index	199,373	1-Month USD-LIBOR plus a specified spread	02/16/2017	78,017	0	(966)	0	(966)
	Receive	RALVEIET Index	1,107,495	1-Month USD-LIBOR plus a specified spread	05/11/2017	108,966	0	423	423	0
BPS	Pay	NDDUWXUS Index	17,267	1-Month USD-LIBOR plus a specified spread	01/19/2017	83,721	0	(1,442)	0	(1,442)
	Pay	S&P 500 Total Return Index	117,266	1-Month USD-LIBOR plus a specified spread	01/19/2017	483,169	0	219	219	0
	Pay	S&P 500 Total Return Index	8,928	1-Month USD-LIBOR plus a specified spread	02/16/2017	36,784	0	16	16	0
CBK	Receive	RALVEIIT Index	2,992,960	1-Month USD-LIBOR plus a specified spread	01/12/2017	331,081	0	7,153	7,153	0
	Receive	RALVEIUT Index	2,905,836	1-Month USD-LIBOR plus a specified spread	01/12/2017	384,442	0	(1,449)	0	(1,449)
	Receive	RALVEIUT Index	1,218,098	1-Month USD-LIBOR plus a specified spread	01/19/2017	159,205	0	1,395	1,395	0
	Receive	RALVEIUT Index	2,028,683	1-Month USD-LIBOR plus a specified spread	02/16/2017	268,395	0	(1,001)	0	(1,001)
	Receive	RALVEIUT Index	154,686	1-Month USD-LIBOR plus a specified spread	10/12/2017	20,400	0	0	0	0
DUB	Pay	NDUEEGF Index	314,870	1-Month USD-LIBOR plus a specified spread	01/19/2017	123,213	0	(1,522)	0	(1,522)
FBF	Pay	NDUEEGF Index	12,760	1-Month USD-LIBOR less a specified spread	01/19/2017	4,925	0	3	3	0
	Receive	RALVEIIT Index	5,040,897	1-Month USD-LIBOR plus a specified spread	01/19/2017	560,195	0	9,140	9,140	0
	Receive	RALVEIIT Index	901,930	1-Month USD-LIBOR plus a specified spread	02/16/2017	100,232	0	1,642	1,642	0
	Receive	RALVEIIT Index	1,696,345	1-Month USD-LIBOR plus a specified spread	05/11/2017	187,650	0	4,061	4,061	0
	Receive	RALVEIET Index	1,634,988	1-Month USD-LIBOR plus a specified spread	07/13/2017	158,774	0	2,822	2,822	0
GST	Receive	RALVEIET Index	2,094,617	1-Month USD-LIBOR plus a specified spread	01/19/2017	206,089	0	810	810	0
	Receive	RALVEIUT Index	2,872,503	1-Month USD-LIBOR plus a specified spread	01/19/2017	380,032	0	(1,475)	0	(1,475)
	Pay	S&P 500 Total Return Index	10,948	1-Month USD-LIBOR plus a specified spread	02/16/2017	45,109	0	15	15	0
	Receive	RALVEIET Index	546,786	1-Month USD-LIBOR plus a specified spread	07/13/2017	53,098	0	945	945	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	157

Schedule of Investments PIMCO RAE Worldwide Long/Short PLUS Fund (Cont.)

Counterparty	Pay/Receive (6)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
JPM	Pay	NDUEEGF Index	236,911	1-Month USD-LIBOR plus a specified spread	01/19/2017	$92,707	$0	$(1,153)	$0	$(1,153)
SOG	Pay	S&P 500 Total Return Index	4,891	1-Month USD-LIBOR plus a specified spread	02/16/2017	20,152	0	7	7	0
UBS	Pay	NDDUWXUS Index	33,962	1-Month USD-LIBOR plus a specified spread	02/16/2017	165,538	0	(1,921)	0	(1,921)
	Receive	RALVEIET Index	663,107	1-Month USD-LIBOR plus a specified spread	08/24/2017	65,256	0	247	247	0

							$0	$13,971	$28,898	$(14,927)

Total Swap Agreements							$(1,003)	$13,563	$33,791	$(21,231)

(6)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2016:

(k)	Securities with an aggregate market value of $40,454 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure (7)
AZD	$11	$0	$0	$11	$(127)	$0	$0	$(127)	$(116)	$0	$(116)
BOA	2,521	860	2,345	5,726	(1,154)	(6)	(6,385)	(7,545)	(1,819)	2,929	1,110
BPS	273	5,242	237	5,752	(7,223)	0	(1,442)	(8,665)	(2,913)	(920)	(3,833)
BRC	169	0	2	171	(14)	0	(2,519)	(2,533)	(2,362)	2,666	304
CBK	132	533	11,367	12,032	(7,277)	(576)	(2,819)	(10,672)	1,360	1,158	2,518
DUB	4,207	0	57	4,264	(1,784)	(2,218)	(1,524)	(5,526)	(1,262)	2,613	1,351
FBF	338	0	17,668	18,006	(202)	(7,121)	0	(7,323)	10,683	(17,450)	(6,767)
GLM	480	1,501	73	2,054	(1,774)	(2,421)	(1,991)	(6,186)	(4,132)	4,185	53
GST	0	0	1,779	1,779	0	0	(1,475)	(1,475)	304	(1,180)	(876)
HUS	1,922	0	0	1,922	(1,802)	(106)	0	(1,908)	14	279	293
JPM	3,867	293	8	4,168	(5,788)	(567)	(1,155)	(7,510)	(3,342)	4,637	1,295
MSB	4,079	0	0	4,079	(21,880)	0	0	(21,880)	(17,801)	18,007	206
MYC	0	22,451	1	22,452	0	(722)	0	(722)	21,730	(23,630)	(1,900)
RBC	1	0	0	1	(1)	0	0	(1)	0	0	0
SCX	3,716	0	0	3,716	(3,979)	0	0	(3,979)	(263)	349	86
SOG	83	1,804	7	1,894	(330)	(12)	0	(342)	1,552	(1,490)	62
TOR	0	0	0	0	(315)	0	0	(315)	(315)	287	(28)
UAG	316	0	0	316	(2,194)	0	0	(2,194)	(1,878)	3,221	1,343
UBS	0	0	247	247	0	0	(1,921)	(1,921)	(1,674)	0	(1,674)

Total Over the Counter	$22,115	$32,684	$33,791	$88,590	$(55,844)	$(13,749)	$(21,231)	$(90,824)

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

158	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$656	$0	$983	$1,639
Swap Agreements	0	168	0	0	5,652	5,820

	$0	$168	$656	$0	$6,635	$7,459

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$22,115	$0	$22,115
Purchased Options	0	0	0	2,076	30,608	32,684
Swap Agreements	0	4,545	28,898	0	348	33,791

	$0	$4,545	$28,898	$24,191	$30,956	$88,590

	$0	$4,713	$29,554	$24,191	$37,591	$96,049

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$396	$396
Futures	0	0	59	0	2,076	2,135
Swap Agreements	0	0	0	0	192	192

	$0	$0	$59	$0	$2,664	$2,723

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$55,844	$0	$55,844
Written Options	0	0	0	10,336	3,413	13,749
Swap Agreements	0	3,778	14,927	0	2,526	21,231

	$0	$3,778	$14,927	$66,180	$5,939	$90,824

	$0	$3,778	$14,986	$66,180	$8,603	$93,547

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(986)	$0	$(86)	$(1,072)
Written Options	0	0	535	0	1,055	1,590
Futures	0	0	(4,646)	0	9,125	4,479
Swap Agreements	0	2,403	0	0	(26,873)	(24,470)

	$0	$2,403	$(5,097)	$0	$(16,779)	$(19,473)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(23,888)	$0	$(23,888)
Purchased Options	0	(11)	0	(812)	(713)	(1,536)
Written Options	0	24	0	1,973	190	2,187
Swap Agreements	0	879	106,592	0	(5,475)	101,996

	$0	$892	$106,592	$(22,727)	$(5,998)	$78,759

	$0	$3,295	$101,495	$(22,727)	$(22,777)	$59,286

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	159

Schedule of Investments PIMCO RAE Worldwide Long/Short PLUS Fund (Cont.)

September 30, 2016 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$13	$13
Written Options	0	0	0	0	(36)	(36)
Futures	55	0	(282)	0	2,359	2,132
Swap Agreements	0	330	0	0	101	431

	$55	$330	$(282)	$0	$2,438	$2,541

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(11,687)	$0	$(11,687)
Purchased Options	0	11	0	(141)	(2,671)	(2,801)
Written Options	0	(23)	0	1,714	3,893	5,584
Swap Agreements	0	1,519	(41,229)	0	8,746	(30,964)

	$0	$1,507	$(41,229)	$(10,114)	$9,968	$(39,868)

	$55	$1,837	$(41,511)	$(10,114)	$12,406	$(37,327)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Investments in Securities, at Value
Bank Loan Obligations	$0	$9,518	$0	$9,518
Corporate Bonds & Notes
Banking & Finance	0	231,694	0	231,694
Industrials	0	38,471	0	38,471
Utilities	0	38,457	0	38,457
Municipal Bonds & Notes
Illinois	0	2,832	0	2,832
U.S. Government Agencies	0	99,284	0	99,284
U.S. Treasury Obligations	0	875,623	0	875,623
Non-Agency Mortgage-Backed Securities	0	141,746	0	141,746
Asset-Backed Securities	0	236,358	0	236,358
Sovereign Issues	0	166,940	0	166,940
Short-Term Instruments
Certificates of Deposit	0	34,747	0	34,747
Commercial Paper	0	1,898	491	2,389
Short-Term Notes	0	200	0	200
Japan Treasury Bills	0	300,187	0	300,187
U.S. Treasury Bills	0	2,100	0	2,100

	$0	$2,180,055	$491	$2,180,546

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$19,606	$0	$0	$19,606

Total Investments	$19,606	$2,180,055	$491	$2,200,152

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(7,089)	$0	$(7,089)
U.S. Treasury Obligations	0	(21,099)	0	(21,099)

	$0	$(28,188)	$0	$(28,188)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,639	5,820	0	7,459
Over the counter	0	88,590	0	88,590

	$1,639	$94,410	$0	$96,049

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(2,135)	(588)	0	(2,723)
Over the counter	0	(90,824)	0	(90,824)

	$(2,135)	$(91,412)	$0	$(93,547)

Totals	$19,110	$2,154,865	$491	$2,174,466

There were no significant transfers between Levels 1, 2, or 3 during the period ended September 30, 2016.

160	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

Notes to Financial Statements

September 30, 2016 (Unaudited)

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A and Class C shares of the funds (each a “Fund” and collectively the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. Research Affiliates, LLC (“Research Affiliates”) serves as the sub-adviser to the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled within a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains

(losses) on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies are recorded as dividend income. Long-term capital gain distributions received from registered investment companies are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	161

Notes to Financial Statements (Cont.)

on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency
Fund Name	Declared	Distributed
PIMCO RAE Fundamental Advantage PLUS Fund	Quarterly	Quarterly
PIMCO RAE Fundamental PLUS EMG Fund	Quarterly	Quarterly
PIMCO RAE Fundamental PLUS Fund	Quarterly	Quarterly
PIMCO RAE Fundamental PLUS International Fund	Quarterly	Quarterly
PIMCO RAE Fundamental PLUS Small Fund	Quarterly	Quarterly
PIMCO RAE Low Volatility PLUS EMG Fund	Quarterly	Quarterly
PIMCO RAE Low Volatility PLUS Fund	Quarterly	Quarterly
PIMCO RAE Low Volatility PLUS International Fund	Quarterly	Quarterly
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund	Quarterly	Quarterly
PIMCO RAE Worldwide Long/Short PLUS Fund	Quarterly	Quarterly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of transactions that may cause character differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. The ASU did not have an impact on the Funds’ financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class. On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

162	PIMCO FUNDAMENTAL INDEX FUNDS

September 30, 2016 (Unaudited)

Each Fund reserves the right to change the time its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	163

Notes to Financial Statements (Cont.)

there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

164	PIMCO FUNDAMENTAL INDEX FUNDS

September 30, 2016 (Unaudited)

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest in the PIMCO Short-Term Floating NAV Portfolio III (“Central Fund”) to the extent permitted by the Act and rules thereunder. The Central Fund is a registered investment company

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	165

Notes to Financial Statements (Cont.)

created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Fund are money market and short maturity fixed income instruments. The Central Fund may incur expenses related to its investment activities, but does not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Fund is considered to be affiliated with the Funds. The table below shows the Funds’ transactions in and earnings from investments in the affiliated Fund for the period ended September 30, 2016 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio III
Fund Name	Market Value 03/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO RAE Fundamental Advantage PLUS Fund	$94,003	$420,107	$(478,999)	$105	$(25)	$35,191	$608	$0
PIMCO RAE Fundamental PLUS Fund	210,771	436,584	(633,100)	104	(60)	14,299	284	0
PIMCO RAE Fundamental PLUS EMG Fund	79,109	762,206	(815,700)	53	(15)	25,653	506	0
PIMCO RAE Fundamental PLUS International Fund	18,880	468,980	(478,001)	16	(5)	9,870	179	0
PIMCO RAE Fundamental PLUS Small Fund	10,463	31,665	(33,001)	11	(5)	9,133	64	0
PIMCO RAE Low Volatility PLUS Fund	86,377	128,428	(175,900)	29	6	38,940	328	0
PIMCO RAE Low Volatility PLUS EMG Fund	805,202	1,355,940	(2,002,801)	669	(217)	158,793	3,239	0
PIMCO RAE Low Volatility PLUS International Fund	80,747	721,813	(707,400)	64	(21)	95,203	213	0
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund	16,244	234,907	(249,701)	42	(4)	1,488	306	0
PIMCO RAE Worldwide Long/Short PLUS Fund	109,776	484,094	(574,301)	59	(22)	19,606	494	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(d) in the Notes to Financial Statements for more information.

(b) Investments in Securities

Inflation-Indexed Bonds  Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

Loan Participations, Assignments and Originations  Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund or Funds. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the

166	PIMCO FUNDAMENTAL INDEX FUNDS

September 30, 2016 (Unaudited)

underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. As of September 30, 2016, the Funds had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests.

In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  Certain Funds may invest in payment in-kind securities (“PIKs”). PIKs may give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statements of Assets and Liabilities.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	167

Notes to Financial Statements (Cont.)

Restricted Securities  Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may generally be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities held by the Funds at September 30, 2016 are disclosed in the Notes to Schedules of Investments.

U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Certain Funds may engage in strategies where they seek to extend the expiration or maturity of a position, such as a To Be Announced

(“TBA”) security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  Certain Funds may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  Certain Funds may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements, and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. A Fund is entitled to receive principal and interest payments, if

168	PIMCO FUNDAMENTAL INDEX FUNDS

September 30, 2016 (Unaudited)

any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  Certain Funds may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it may not own in anticipation of a decline in the fair value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Fund is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  Certain Funds may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  Certain Funds may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	169

Notes to Financial Statements (Cont.)

the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Funds may write or purchase options to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  Certain Funds may write or purchase credit default swaptions to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  Certain Funds may write or purchase foreign currency options. Purchasing foreign currency options gives a Fund the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  Certain Funds may write or purchase inflation-capped options to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  Certain Funds may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  Certain Funds may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Indices  Certain Funds may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

Options on Securities  Certain Funds may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. A Fund may write or purchase options to enhance returns or to hedge an existing position or future investment.

170	PIMCO FUNDAMENTAL INDEX FUNDS

September 30, 2016 (Unaudited)

Straddle Options  Certain Funds may enter into differing forms of straddle options (“Straddle”). A Straddle is an investment strategy that uses combinations of options that allow a Fund to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written Straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written Straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased Straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased Straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

(d) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of

Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying a Fund’s investment policies and restrictions, swap agreements are generally valued by a Fund at market value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Credit Default Swap Agreements  A Fund may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	171

Notes to Financial Statements (Cont.)

(referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

172	PIMCO FUNDAMENTAL INDEX FUNDS

September 30, 2016 (Unaudited)

Interest Rate Swap Agreements  Certain Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because a Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  Certain Funds may enter into total return swap agreements to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Market Risks  A Fund’s investments in financial derivative instruments and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by a Fund will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Fund may lose money if these changes are not anticipated by the Fund’s management. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). At present, the U.S. and many parts of the world, including certain European countries, are at or near historically low interest rates. The Funds may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Fund to lose value. If a Fund lost enough value, the Fund could face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Fund. Also, the Fund may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	173

Notes to Financial Statements (Cont.)

can occur at any time and may impact the Fund in the same manner as a high volume of redemption requests. Large shareholder transactions may impact the Fund’s liquidity and net asset value. Such transactions may also increase the Fund’s transaction costs or otherwise cause the Fund to perform differently than intended. Moreover, the Fund is subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder.

If a Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency-denominated securities may reduce the Fund’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  A Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the creditworthiness of the Fund’s clearing broker, or the clearinghouse itself, rather than to a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Fund. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Funds through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to a Fund exceed a predetermined threshold, such counterparty shall advance collateral to the Fund in the form of cash or securities equal in value to the unpaid amount owed to the Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a

174	PIMCO FUNDAMENTAL INDEX FUNDS

September 30, 2016 (Unaudited)

default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	175

Notes to Financial Statements (Cont.)

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at an annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee		Supervisory and Administrative Fee
Fund Name	All Classes		Institutional Class	Class P	Administrative Class	Class D	Class A	Class C	Class R
PIMCO RAE Fundamental Advantage PLUS Fund	0.64%		0.25%	0.35%	N/A	0.40%	0.40%	0.40%	N/A
PIMCO RAE Fundamental PLUS Fund	0.54%		0.25%	0.35%	0.25%	0.40%	0.40%	0.40%	N/A
PIMCO RAE Fundamental PLUS EMG Fund	0.85%		0.30%	0.40%	0.30%	0.45%	0.45%	0.45%	N/A
PIMCO RAE Fundamental PLUS International Fund	0.57%		0.25%	0.35%	N/A	0.35%	0.35%	0.35%	N/A
PIMCO RAE Fundamental PLUS Small Fund	0.59%		0.25%	0.35%	N/A	0.35%	0.35%	0.35%	N/A
PIMCO RAE Low Volatility PLUS Fund	0.54%		0.25%	0.35%	N/A	0.40%	0.40%	0.40%	N/A
PIMCO RAE Low Volatility PLUS EMG Fund	0.85%	(1)	0.30%	0.40%	N/A	0.45%	0.45%	0.45%	N/A
PIMCO RAE Low Volatility PLUS International Fund	0.57%		0.25%	0.35%	N/A	0.35%	0.35%	0.35%	N/A
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund	0.74%		0.25%	0.35%	N/A	0.40%	0.40%	0.40%	N/A
PIMCO RAE Worldwide Long/Short PLUS Fund	0.94%		0.25%	0.35%	N/A	0.40%	0.40%	0.40%	N/A

(1)	Through July 31, 2017, PIMCO agreed to waive 0.15% of the Investment Advisory Fee.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the

Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of each Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, a Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

176	PIMCO FUNDAMENTAL INDEX FUNDS

September 30, 2016 (Unaudited)

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A
All Funds	—	0.25%
Class C
All Funds	0.75%	0.25%
	Distribution and/or Servicing Fee
Administrative Class and Class D
All Funds	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund. For the period ended September 30, 2016, the Distributor retained $3,410,859 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $145,000, plus $15,000 for each Board meeting attended in person, $750 ($2,000 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000, the valuation oversight committee lead receives an additional annual retainer of $8,500 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional annual retainer of $4,250) and the governance committee chair receives an additional annual retainer of $2,250. The Lead Independent Trustee receives an annual retainer of $13,000.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets except PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the PIMCO Funds Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Supervisory and Administrative Fee, or reimburse the Funds, to the extent that the payment of each Fund’s organizational expenses and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to the Fee Waiver Agreement, PIMCO contractually agreed to reduce its Advisory Fee for the PIMCO RAE Low Volatility PLUS EMG Fund. PIMCO may receive reimbursement by the PIMCO RAE Low Volatility PLUS EMG Fund of any portion of the Advisory Fee waived pursuant to the terms of the Fee Waiver Agreement during the previous three years, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses and pro rata trustee fees or Supervisory and Administration Fee pursuant to the Expense Limitation Agreement, exceed 0.0049% of the Class of the Fund’s average net assets; 2) exceed the total Reimbursement Amount, which is the portion of the Advisory Fee that is waived, reduced or reimbursed pursuant to the Fee Waiver Agreement; or 3) include any amounts previously reimbursed to PIMCO. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. Under certain conditions, PIMCO may recoup amounts reduced in future periods, not exceeding three years. The waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	177

Notes to Financial Statements (Cont.)

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed to PIMCO, to the extent the Fund’s annualized total portfolio operating expenses plus the amount reimbursed does not exceed the Expense Limit. The total recoverable amounts to PIMCO (from the Fee Waiver Agreement and Expense Limitation Agreement combined) at September 30, 2016, were as follows (amounts in thousands):

	Expiring within
Fund Name	12 months	13 - 24 months	25 - 36 months	Total
PIMCO RAE Low Volatility PLUS EMG Fund	$2,767	$6,783	$5,072	$14,622

The waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended At September 30, 2016, the amount waived was $2,606,103.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended September 30, 2016, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands†):

Fund Name	Purchases	Sales
PIMCO RAE Fundamental Advantage PLUS Fund	$1,043	$17,312
PIMCO RAE Fundamental PLUS Fund	0	66,141
PIMCO RAE Fundamental PLUS EMG Fund	9,397	20,603
PIMCO RAE Fundamental PLUS International Fund	18,336	37,319
PIMCO RAE Fundamental PLUS Small Fund	104	547
PIMCO RAE Low Volatility PLUS Fund	0	30,120
PIMCO RAE Low Volatility PLUS EMG Fund	42,652	103,320
PIMCO RAE Low Volatility PLUS International Fund	160	43,787
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund	0	30,428
PIMCO RAE Worldwide Long/Short PLUS Fund	9,264	79,283

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

178	PIMCO FUNDAMENTAL INDEX FUNDS

September 30, 2016 (Unaudited)

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2016, were as follows (amounts in thousands):

	U S Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO RAE Fundamental Advantage PLUS Fund	$985,742	$961,744	$43,963	$68,303
PIMCO RAE Fundamental PLUS Fund	3,876,642	3,830,619	78,394	355,365
PIMCO RAE Fundamental PLUS EMG Fund	2,869,206	2,767,051	88,544	185,307
PIMCO RAE Fundamental PLUS International Fund	553,572	585,024	62,151	164,092
PIMCO RAE Fundamental PLUS Small Fund	60,105	56,198	2,371	6,583
PIMCO RAE Low Volatility PLUS Fund	274,405	278,933	11,652	77,148
PIMCO RAE Low Volatility PLUS EMG Fund	3,155,783	2,998,664	207,248	415,843
PIMCO RAE Low Volatility PLUS International Fund	1,727,721	2,106,886	73,750	299,922
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund	913,799	886,021	33,674	88,284
PIMCO RAE Worldwide Long/Short PLUS Fund	1,466,669	1,636,177	71,959	269,041

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	179

Notes to Financial Statements (Cont.)

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO RAE Fundamental Advantage PLUS Fund				PIMCO RAE Fundamental PLUS Fund
	Six Months Ended 09/30/2016 (Unaudited)		Year Ended 03/31/2016		Six Months Ended 09/30/2016 (Unaudited)		Year Ended 03/31/2016
	Shares	Amount	Shares~	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	21,306	$207,834	24,454	$252,663	7,046	$43,490	44,414	$270,726
Class P	52	506	1,097	10,957	5,694	35,433	15,465	96,029
Administrative Class	0	0	0	0	85	510	351	2,161
Class D	25	237	1,196	12,120	2,530	15,095	9,687	56,957
Class A	42	413	1,025	9,649	5,260	31,268	22,008	133,358
Class C	6	58	92	903	2,581	14,339	11,432	64,570
Issued as reinvestment of distributions
Institutional Class	0	0	8,588	86,618	0	0	6,155	37,275
Class P	0	0	92	925	0	0	2,567	15,444
Administrative Class	0	0	0	0	0	0	97	586
Class D	0	0	206	2,037	0	0	3,668	21,267
Class A	0	0	118	1,169	0	0	5,076	29,455
Class C	0	0	67	668	0	0	3,815	20,746
Cost of shares redeemed
Institutional Class	(15,348)	(151,259)	(194,496)	(1,970,862)	(18,962)	(117,099)	(137,376)	(828,456)
Class P	(210)	(2,068)	(2,310)	(23,321)	(10,844)	(66,710)	(74,418)	(454,089)
Administrative Class	0	0	0	0	(347)	(2,085)	(5,038)	(31,052)
Class D	(367)	(3,503)	(4,524)	(43,850)	(10,404)	(61,572)	(54,626)	(324,790)
Class A	(1,125)	(10,818)	(1,708)	(17,106)	(17,101)	(101,317)	(70,222)	(413,606)
Class C	(184)	(1,778)	(1,198)	(12,200)	(10,838)	(60,072)	(42,732)	(233,972)
Net increase (decrease) resulting from Fund share transactions	4,197	$39,622	(167,301)	$(1,689,630)	(45,300)	$(268,720)	(259,677)	$(1,537,391)

180	PIMCO FUNDAMENTAL INDEX FUNDS

September 30, 2016 (Unaudited)

PIMCO RAE Fundamental PLUS EMG Fund				PIMCO RAE Fundamental PLUS International Fund				PIMCO RAE Fundamental PLUS Small Fund
Six Months Ended 09/30/2016 (Unaudited)		Year Ended 03/31/2016		Six Months Ended 09/30/2016 (Unaudited)		Year Ended 03/31/2016		Six Months Ended 09/30/2016 (Unaudited)		Year Ended 03/31/2016
Shares	Amount	Shares~	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

9,305	$78,119	36,103	$269,305	28,199	$212,170	27,738	$197,140	773	$7,430	2,163	$22,264
1,708	15,146	3,701	36,393	30	233	543	3,774	6	64	194	2,375
5	41	8	61	0	0	0	0	0	0	0	0
2,270	18,602	642	5,380	79	605	885	6,915	30	286	200	2,220
54	450	361	3,182	22	173	217	1,879	20	193	197	2,282
20	157	122	1,130	4	30	97	868	19	159	205	2,200

1,315	10,790	0	0	435	3,273	2,573	21,297	0	0	4,374	40,475
9	76	0	0	3	25	4	36	0	0	59	548
0	1	0	0	0	0	0	0	0	0	0	0
12	96	0	0	3	25	22	179	0	0	112	1,030
2	18	0	0	2	14	9	72	0	0	65	603
0	3	0	0	0	3	4	37	0	0	98	877

(73,915)	(652,074)	(103,024)	(875,908)	(31,031)	(239,748)	(69,994)	(572,649)	(1,037)	(9,686)	(32,756)	(325,066)
(301)	(2,421)	(3,533)	(32,969)	(38)	(288)	(349)	(2,944)	(76)	(736)	(456)	(4,891)
(12)	(95)	(2)	(15)	0	0	0	0	0	0	0	0
(855)	(7,391)	(596)	(5,410)	(564)	(4,350)	(915)	(7,790)	(224)	(2,095)	(352)	(3,783)
(83)	(664)	(1,007)	(8,247)	(38)	(295)	(132)	(1,075)	(49)	(458)	(512)	(5,649)
(21)	(166)	(113)	(914)	(22)	(165)	(116)	(970)	(97)	(897)	(211)	(2,124)
(60,487)	$(539,312)	(67,338)	$(608,012)	(2,916)	$(28,295)	(39,414)	$(353,231)	(635)	$(5,740)	(26,620)	$(266,639)

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	181

Notes to Financial Statements (Cont.)

	PIMCO RAE Low Volatility PLUS Fund				PIMCO RAE Low Volatility PLUS EMG Fund
	Six Months Ended 09/30/2016 (Unaudited)		Year Ended 03/31/2016		Six Months Ended 09/30/2016 (Unaudited)		Year Ended 03/31/2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	178	$2,092	23	$247	16,185	$132,117	40,048	$300,664
Class P	24	282	49	518	4	32	25	246
Administrative Class	0	0	0	0	0	0	0	0
Class D	213	2,526	12	128	210	1,798	412	3,212
Class A	253	2,923	290	3,041	7	57	16	161
Class C	326	3,698	108	1,141	8	61	8	78
Issued as reinvestment of distributions
Institutional Class	0	0	966	10,214	2,180	17,996	10,155	81,854
Class P	0	0	1	11	0	1	1	5
Administrative Class	0	0	0	0	0	0	0	0
Class D	0	0	1	12	0	4	3	21
Class A	0	0	10	106	0	1	1	7
Class C	0	0	4	42	0	0	1	4
Cost of shares redeemed
Institutional Class	(7,145)	(84,662)	(75,159)	(788,383)	(89,825)	(776,843)	(88,888)	(784,459)
Class P	(23)	(263)	(95)	(1,021)	(8)	(66)	(15)	(132)
Administrative Class	0	0	0	0	0	0	0	0
Class D	(22)	(247)	(459)	(4,941)	(209)	(1,806)	(413)	(3,195)
Class A	(56)	(650)	(967)	(10,293)	(1)	(6)	(39)	(315)
Class C	(60)	(687)	(801)	(8,492)	(5)	(40)	(19)	(163)
Net increase (decrease) resulting from Fund share transactions	(6,312)	$(74,988)	(76,017)	$(797,670)	(71,454)	$(626,694)	(38,704)	$(402,012)

182	PIMCO FUNDAMENTAL INDEX FUNDS

September 30, 2016 (Unaudited)

PIMCO RAE Low Volatility PLUS International Fund				PIMCO RAE Worldwide Fundamental Advantage PLUS Fund				PIMCO RAE Worldwide Long/Short PLUS Fund
Six Months Ended 09/30/2016 (Unaudited)		Year Ended 03/31/2016		Six Months Ended 09/30/2016 (Unaudited)		Year Ended 03/31/2016		Six Months Ended 09/30/2016 (Unaudited)		Year Ended 03/31/2016
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

21,550	$208,850	10,920	$94,520	13,827	$121,844	12,116	$112,827	30,857	$297,542	32,959	$329,887
1,035	9,431	36	378	68	614	0	0	0	0	2	22
0	0	0	0	0	0	0	0	0	0	0	0
3	26	20	216	7	63	3	24	128	1,264	11	99
97	932	354	3,407	42	378	0	0	2	22	8	73
29	268	33	323	0	0	1	14	7	63	2	21

685	6,427	8,498	81,031	0	0	1,435	12,978	1,366	12,998	10,602	96,954
6	60	2	21	0	0	0	0	0	0	0	1
0	0	0	0	0	0	0	0	0	0	0	0
0	1	1	13	0	0	0	0	0	2	0	2
1	13	8	77	0	0	0	1	0	0	0	3
0	1	1	14	0	0	0	0	0	0	0	1

(56,567)	(529,400)	(104,682)	(1,012,472)	(12,788)	(113,959)	(143,794)	(1,252,660)	(29,516)	(281,775)	(168,931)	(1,535,450)
(11)	(101)	(24)	(241)	(2)	(19)	0	0	(1)	(12)	0	(1)
0	0	0	0	0	0	0	0	0	0	0	0
(4)	(39)	(38)	(371)	(9)	(82)	(7)	(62)	(51)	(501)	(28)	(268)
(38)	(364)	(201)	(1,861)	(34)	(305)	(10)	(93)	0	(3)	(6)	(54)
(8)	(72)	(29)	(278)	(1)	(10)	(4)	(36)	(1)	(12)	(2)	(20)
(33,222)	$(303,967)	(85,101)	$(835,223)	1,110	$8,524	(130,260)	$(1,127,007)	2,791	$29,588	(125,383)	$(1,108,730)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
~	A one for three reverse share split, effective August 7, 2015, has been retroactively applied.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares
	Non Related Parties	Related Parties*	Non Related Parties	Related Parties*
PIMCO RAE Fundamental Advantage PLUS Fund	0	2	0%	85%
PIMCO RAE Fundamental PLUS EMG Fund	0	2	0%	88%
PIMCO RAE Fundamental PLUS International Fund	0	2	0%	89%
PIMCO RAE Fundamental PLUS Small Fund	0	1	0%	57%
PIMCO RAE Low Volatility PLUS Fund	0	2	0%	87%
PIMCO RAE Low Volatility PLUS EMG Fund	0	2	0%	97%
PIMCO RAE Low Volatility PLUS International Fund	0	2	0%	96%
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund	0	2	0%	93%
PIMCO RAE Worldwide Long/Short PLUS Fund	0	2	0%	96%

*	Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a non-public investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	183

Notes to Financial Statements (Cont.)

The Wells process provides PIMCO with the opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Fund or on PIMCO’s ability to provide investment management services to any Fund.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of September 30, 2016, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ending in 2013-2015, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of March 31, 2016, the Funds had accumulated capital losses expiring in the following years (amounts in thousands†). The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

	Expiration of Accumulated Capital Losses (1)
	03/31/2017	03/31/2018	03/31/2019
PIMCO RAE Fundamental Advantage PLUS Fund*	$0	$137,539	$192,616
PIMCO RAE Fundamental PLUS Fund	0	0	0
PIMCO RAE Fundamental PLUS EMG Fund	0	0	0
PIMCO RAE Fundamental PLUS International Fund	0	0	0
PIMCO RAE Fundamental PLUS Small Fund*	0	0	0
PIMCO RAE Low Volatility PLUS Fund	0	0	0
PIMCO RAE Low Volatility PLUS EMG Fund	0	0	0
PIMCO RAE Low Volatility PLUS International Fund	0	0	0
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund	0	0	0
PIMCO RAE Worldwide Long/Short PLUS Fund	0	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

184	PIMCO FUNDAMENTAL INDEX FUNDS

September 30, 2016 (Unaudited)

As of March 31, 2016, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†) (1):

	Short-Term	Long-Term
PIMCO RAE Fundamental Advantage PLUS Fund*	$613,790	$197,225
PIMCO RAE Fundamental PLUS Fund	0	0
PIMCO RAE Fundamental PLUS EMG Fund	59,433	333,852
PIMCO RAE Fundamental PLUS International Fund	45,784	70,640
PIMCO RAE Fundamental PLUS Small Fund*	17,309	3,086
PIMCO RAE Low Volatility PLUS Fund	1,046	0
PIMCO RAE Low Volatility PLUS EMG Fund	184,187	47,538
PIMCO RAE Low Volatility PLUS International Fund	0	0
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund	150,937	120,858
PIMCO RAE Worldwide Long/Short PLUS Fund	151,507	43,931

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	*Portion of amount represents realized loss and recognized built-in loss under IRC 382-383, which is carried forward to future years to offset future realized gain subject to certain limitations.

As of September 30, 2016, the aggregate cost and the net unrealized appreciation (depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (2)
PIMCO RAE Fundamental Advantage PLUS Fund	$736,837	$33,513	$(5,703)	$27,810
PIMCO RAE Fundamental PLUS Fund	1,863,944	63,316	(11,499)	51,817
PIMCO RAE Fundamental PLUS EMG Fund	2,282,513	106,121	(6,493)	99,628
PIMCO RAE Fundamental PLUS International Fund	695,371	25,694	(8,523)	17,171
PIMCO RAE Fundamental PLUS Small Fund	64,988	2,652	(1,763)	889
PIMCO RAE Low Volatility PLUS Fund	246,693	5,839	(3,368)	2,471
PIMCO RAE Low Volatility PLUS EMG Fund	3,546,498	115,600	(21,623)	93,977
PIMCO RAE Low Volatility PLUS International Fund	1,503,417	34,587	(14,946)	19,641
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund	682,894	16,082	(8,012)	8,070
PIMCO RAE Worldwide Long/Short PLUS Fund	2,150,997	57,293	(8,138)	49,155

(2)	Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

15. SUBSEQUENT EVENTS

On November 1, 2016, the Board approved the liquidation of the Class D shares of each of the PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund, PIMCO RAE Worldwide Fundamental Advantage PLUS Fund and the PIMCO RAE Worldwide Long/Short PLUS Fund. The liquidation of the Class D shares is expected to occur on January 13, 2017.

There were no other subsequent events identified that require recognition or disclosure.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	185

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	FBF	Credit Suisse International	NOM	Nomura Securities International, Inc.
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada
BOM	Bank of Montreal	GRE	RBS Securities, Inc.	SCX	Standard Chartered Bank
BOS	Banc of America Securities LLC	GSC	Goldman Sachs & Co.	SGY	Societe Generale, New York
BPG	BNP Paribas Securities Corp.	GST	Goldman Sachs International	SOG	Societe Generale
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	SSB	State Street Bank and Trust Co.
BRC	Barclays Bank PLC	JPM	JPMorgan Chase Bank N.A.	TDM	TD Securities (USA) LLC
BSN	Bank of Nova Scotia	JPS	JPMorgan Securities, Inc.	TOR	Toronto Dominion Bank
CBK	Citibank N.A.	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford
DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services, Inc.	UBS	UBS Securities LLC
FAR	Wells Fargo Bank National Association

Currency Abbreviations:
AUD	Australian Dollar	HKD	Hong Kong Dollar	PEN	Peruvian New Sol
BRL	Brazilian Real	HUF	Hungarian Forint	PHP	Philippine Peso
CAD	Canadian Dollar	IDR	Indonesian Rupiah	PLN	Polish Zloty
CHF	Swiss Franc	ILS	Israeli Shekel	RUB	Russian Ruble
CLP	Chilean Peso	INR	Indian Rupee	SEK	Swedish Krona
CNH	Chinese Renminbi (Offshore)	JPY	Japanese Yen	SGD	Singapore Dollar
COP	Colombian Peso	KRW	South Korean Won	THB	Thai Baht
CZK	Czech Koruna	MXN	Mexican Peso	TRY	Turkish New Lira
DKK	Danish Krone	MYR	Malaysian Ringgit	TWD	Taiwanese Dollar
EUR	Euro	NOK	Norwegian Krone	USD (or $)	United States Dollar
GBP	British Pound	NZD	New Zealand Dollar	ZAR	South African Rand

Exchange Abbreviations:
CBOT	Chicago Board of Trade	FTSE	Financial Times Stock Exchange	OTC	Over the Counter

Index/Spread Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	ERAUSLT	eRAFI U.S. Large Strategy Index	RACNSGT	RAFI Global Short Index
CDX.HY	Credit Derivatives Index - High Yield	ERAUSST	eRAFI U.S. Small Strategy Index	RALVEIET	RA Emerging Markets Low Volatility Equity Income Total Return Index
CDX.IG	Credit Derivatives Index - Investment Grade	EXT-CPI	Excluding Tobacco-Non-revised Consumer Price Index	RALVEIIT	RA International Low Volatility Equity Income Total Return Index
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	MCDX	Municipal Bond Credit Derivative Index	RALVEIUT	RA U.S. Low Volatility Equity Income Total Return Index
EAFE	Europe, Australasia, and Far East Stock Index	NDDUWXUS	MSCI Daily TR Net World Ex USA Index	S&P 500	Standard & Poor’s 500 Index
ERADXULT	eRAFI International Large Strategy Index	NDUEEGF	iShares MSCI Emerging Markets ETF	UKRPI	United Kingdom Retail Price Index
ERAEMLT	eRAFI Emerging Markets Strategy Index	RACNLGT	RAFI Global Long Index

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal

Other Abbreviations:
ABS	Asset-Backed Security	EURIBOR	Euro Interbank Offered Rate	NCUA	National Credit Union Administration
ALT	Alternate Loan Trust	FDIC	Federal Deposit Insurance Corp.	REMIC	Real Estate Mortgage Investment Conduit
BABs	Build America Bonds	KORIBOR	Korea Interbank Offered Rate	SP - ADR	Sponsored American Depositary Receipt
CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles
CDO	Collateralized Debt Obligation	MBS	Mortgage-Backed Security	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
CLO	Collateralized Loan Obligation	MSCI	Morgan Stanley Capital International

186	PIMCO FUNDAMENTAL INDEX FUNDS

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement and Amended and Restated Sub-Advisory Agreement

At a meeting held on August 15-16, 2016, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2017. The Board also considered and unanimously approved the renewal of the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement” and together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2017. In addition, the Board considered and unanimously approved the renewal of the: (i) Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); and (ii) Amended and Restated Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between PIMCO, on behalf of PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE Fundamental PLUS EMG Fund, PIMCO RAE Fundamental PLUS Fund, PIMCO RAE Fundamental PLUS International Fund, PIMCO RAE Fundamental PLUS Small Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund, PIMCO RAE Worldwide Fundamental Advantage PLUS Fund and PIMCO RAE Worldwide Long/Short PLUS Fund, each a series of the Trust, and Research Affiliates, each for an additional one-year term through August 31, 2017.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. Information Received

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Funds, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds, and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance information and fee and expense data. The Board received presentations on matters related to the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 15-16, 2016 meeting. The Independent Trustees also conducted a telephonic meeting with counsel to the Trust and the Independent Trustees in advance of the August 15-16, 2016 meeting to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement. In addition, the Independent Trustees requested and received additional information from PIMCO including, but not limited to, information related to profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	187

Approval of Investment Advisory Contract and Other Agreements (Cont.)

information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement, but is not intended to summarize all of the factors considered by the Board.

2. Nature, Extent and Quality of Services

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to investing in information technology and infrastructure supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract, retain and promote qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Funds.

The Trustees considered information they had received about the steps that PIMCO has taken with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the Counterparty Risk Committee, which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees also considered that PIMCO has continued to strengthen the process it uses to assess the financial stability of counterparties with which the Funds do business, to manage collateral and to protect the Funds from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2015, including, but not limited to: continuing enhancement of analytics and technology systems; enhancing data processing and security and development tools and applications; continuing investment in its enterprise risk management function, including PIMCO’s cybersecurity program; building specialized talent in the PIMCO Global Advisory Board and continuing to hire new portfolio managers; continuing to expand the Funds Business Group global operating model; developing a website monitoring application to ensure accurate data content; engaging a third-party to perform an independent assessment of the application utilized for income servicing and enhancing the application to provide portfolio managers with more timely and high quality quarterly reporting; establishing a Fund Treasurer’s Office to provide, among other things, guidance with respect to industry and regulatory initiatives; advancing technology developers in global tax management application; conducting an end-to-end review of State Street IMS, custodian and pricing vendor connectivity in connection with the pricing function; continuing development of Pricing Portal to improve identification and feedback to vendors regarding valuations; continuing extensive pricing vendor due diligence; and partnering with Boston Financial Data Services, Inc. to establish secondary call center and other call center enhancements. The Trustees also considered the Funds’ outflows over recent periods, including whether the decline in the Funds’ assets and the reduction in PIMCO’s total assets under management materially impacted the service quality or resources available to the Funds. The Trustees concluded that there has been no adverse impact to service quality or resource available to the Funds.

Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund and the sub-advisory services provided by Research Affiliates to the PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE Fundamental PLUS

188	PIMCO FUNDAMENTAL INDEX FUNDS

(Unaudited)

EMG Fund, PIMCO RAE Fundamental PLUS Fund, PIMCO RAE Fundamental PLUS International Fund, PIMCO RAE Fundamental PLUS Small Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund, PIMCO RAE Worldwide Fundamental Advantage PLUS Fund and PIMCO RAE Worldwide Long/Short PLUS Fund. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and, in particular, the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement and Sub-Advisory Agreement are likely to continue to benefit the Funds and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. Investment Performance

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended May 31, 2016 and other performance data, as available, over short- and long-term periods ended June 30, 2016 (the “PIMCO Report”) and from Lipper concerning the Funds’ performance, as available, over short- and long-term periods ended May 31, 2016 (the “Lipper Report”).

The Board considered information regarding both the short- and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 15-16, 2016 meeting. The Trustees noted that a majority of the Funds outperformed their respective Lipper medians over the three-, five- and ten-year periods ended June 30, 2016. The Board also noted that, as of June 30, 2016, the Institutional Class of 60%, 63% and 99% of the Funds’ assets (based on Institutional Class performance) outperformed their relative Lipper category median on a net-of-fees basis over the three-, five- and ten-year periods, respectively. In addition, the Board noted that the PIMCO Total Return Fund outperformed its benchmark for three-year periods as measured by monthly performance. The Trustees considered that other classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Funds may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: separate funds based upon maturity or duration; account for the applicable Funds’ hedging strategies; distinguish between enhanced index and actively managed equity strategies; include as many subsets as the Funds offer (i.e., Funds may be placed in a “catch-all” Lipper category to which they do not properly belong); or account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Funds and their so-called peers may not be particularly relevant to the consideration of Fund performance but found the comparative information supported its overall evaluation.

The Trustees noted that a majority of the Funds outperformed their respective benchmark indexes over the five- and ten-year periods ended June 30, 2016. The Board also noted that, as of June 30, 2016, 46%, 53% and 88% of the Funds’ assets (based on Institutional Class performance) outperformed their relative benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board considered that, according to Lipper, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net-of-fees basis over certain short- and long-term periods. The Board discussed with PIMCO the reasons for the underperformance of these Funds over short- and long-term periods. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	189

Approval of Investment Advisory Contract and Other Agreements (Cont.)

PIMCO’s plans to monitor performance going forward. In addition, the Board considered PIMCO’s proposal to reduce the supervisory and administrative fees for certain share classes for the PIMCO All Asset Fund, PIMCO CommoditiesPLUS® Strategy Fund, PIMCO Emerging Local Bond Fund, PIMCO Global Multi-Asset Fund, PIMCO Long-Term U.S. Government Fund and the PIMCO RealPathTM Funds effective October 1, 2016, and that PIMCO is continuing fee waivers for certain Funds.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the management of a number of factors, including: varying maturities; prepayments; collateral management; counterparty management; pay-downs; credit and corporate events; workouts; derivatives; net new issuance in the bond market and extensive research for new issuances; and decreased market maker inventory levels. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages, including the Funds. Despite these challenges, the Board noted PIMCO’s ability to generate “alpha” (i.e., non-market correlated excess performance) for its clients over time, including the Trust.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements.

4. Advisory Fees, Supervisory and Administrative Fees and Total Expenses

The Board considered that PIMCO seeks to price funds to scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Fund returns to current and potential investors. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors. The Board considered that fund pricing generally is not driven by comparison to passively-managed products. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers reductions where appropriate, and noted in particular, the proposed reduction in supervisory and administrative fees for certain share classes for the PIMCO All Asset Fund, PIMCO CommoditiesPLUS® Strategy Fund, PIMCO Emerging Local Bond Fund, PIMCO Global Multi-

Asset Fund, PIMCO Long-Term U.S. Government Fund and the PIMCO RealPathTM Funds effective October 1, 2016.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. In addition, the Board noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Funds in their respective wholly-owned subsidiaries.

The Board also reviewed data comparing the Funds’ advisory fees to the standard and negotiated fee rates PIMCO charges to separate accounts and sub-advised clients with similar investment strategies. The Board noted that advisory fees for most Funds were similar to the fee rates charged to separate account strategies with the same investment strategies as the Funds. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor. In considering the fees paid by the Funds, the Board noted that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds.

190	PIMCO FUNDAMENTAL INDEX FUNDS

(Unaudited)

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board also considered that as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels even if the Funds’ operating costs rise when assets remain flat or decrease. The Board considered that the Funds’ unified fee structure meant that fees were not impacted by recent outflows in certain Funds, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs are passed through to a smaller asset base. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Funds and classes. The Board noted that, with few exceptions, PIMCO has generally maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. The Board noted that several Funds launched in recent years have been unique products that have few peers, if any, and cannot easily be grouped with comparable funds. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by Lipper, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Fund, are reasonable.

5. Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole, as well as the resulting level of profits to PIMCO, noting that those results were lower than the prior year due to declines in PIMCO’s revenue as a result of recent outflows and slower declines in PIMCO’s expenses. To the extent applicable, the Board also reviewed information regarding the portion of a Fund’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Fund. Additionally, the Board noted that profit margins with respect to the Funds were within the ranges of publicly held investment management companies reported by Lipper and Strategic Insight (an independent provider of fund industry research). The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, information security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Funds and their shareholders in a number of ways, including through the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. The Board reviewed the history of the Funds’ fee structure, noting that the unified fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Fund at specified levels for a period of time to make the Funds attractive to an institutional shareholder base. The Board noted that additional Funds and share classes have been launched on that institutional platform, which has meant that many of the Funds have traditionally had lower fees than

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	191

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

many competitors. In considering the advisory fees paid by the Funds, the Board also noted that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed unified fees even if the particular Fund’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees noted, for example, that the Total Return Fund, which experienced significant outflows in 2014 and 2015, could have seen increases in effective fee rates and total expense ratios if its fee schedule had featured breakpoints or if it did not have a unified fee structure. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and each of the Funds, to the benefit of their respective shareholders.

6. Ancillary Benefits

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. Conclusions

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO and Research Affiliates supported the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements, and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement and the Sub-Advisory Agreement, and that the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement was in the best interests of the Funds and their shareholders.

192	PIMCO FUNDAMENTAL INDEX FUNDS

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF4004SAR_093016

PIMCO Funds

Semiannual Report

September 30, 2016

International Bond Funds

PIMCO Emerging Markets Bond Fund

PIMCO Emerging Markets Corporate Bond Fund

PIMCO Emerging Markets Currency Fund

PIMCO Emerging Markets Full Spectrum Bond Fund

PIMCO Foreign Bond Fund (Unhedged)

PIMCO Global Advantage® Strategy Bond Fund

PIMCO Global Bond Fund (Unhedged)

PIMCO Global Bond Fund (U.S. Dollar-Hedged)

Share Classes

■	Institutional
■	P
■	Administrative
■	D
■	A
■	C
■	R

		Page

Chairman’s Letter		2
Important Information About the Funds		4
Expense Examples		15
Benchmark Descriptions		17
Financial Highlights		20
Statements of Assets and Liabilities		32
Statements of Operations		36
Statements of Changes in Net Assets		38
Statements of Cash Flows		40
Notes to Financial Statements		154
Glossary		180
Approval of Investment Advisory Contract and Other Agreements		181

Fund	Fund Summary	Schedule of Investments

PIMCO Emerging Markets Bond Fund	7	41
PIMCO Emerging Markets Corporate Bond Fund	8	54
PIMCO Emerging Markets Currency Fund	9	62
PIMCO Emerging Markets Full Spectrum Bond Fund	10	76
PIMCO Foreign Bond Fund (Unhedged)	11	78
PIMCO Global Advantage® Strategy Bond Fund	12	98
PIMCO Global Bond Fund (Unhedged)	13	118
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	14	136

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

On the following pages of this PIMCO Funds Semiannual Report, which covers the six-month reporting period ended September 30, 2016, please find specific details regarding investment performance and a discussion of factors that most affected performance over the reporting period.

PIMCO announced on July 19, 2016 that the firm’s Managing Directors have selected Emmanuel (Manny) Roman as PIMCO’s next Chief Executive Officer effective November 1, 2016, and PIMCO’s former CEO Douglas Hodge assumed a new role as Managing Director and Senior Advisor effective on the same date.

The announcement of Mr. Roman as PIMCO’s CEO was the culmination of a process undertaken by the firm to hire a senior executive who would add leadership and strategic insights combined with a deep appreciation of PIMCO’s diversified global businesses, investment process and focus on superior investment performance and client-service. Mr. Roman’s appointment has the full support of the firm’s leadership including Mr. Hodge, PIMCO’s President Jay Jacobs, the firm’s Executive Committee and its Managing Directors. Mr. Roman has nearly 30 years of experience in the investment industry, with expertise in fixed income and proven executive leadership, most recently as CEO of Man Group PLC, one of the world’s largest publicly-traded alternative asset managers and a leader in liquid, high-alpha investment strategies.

Financial market highlights of the six-month reporting period include:

■

The unexpected outcome of the U.K. referendum in June 2016 dominated headlines and market movements during the first half of the reporting period. Departing from the trend prevalent for the first two months of the period, volatility rose in June as sovereign yields rallied significantly while risk assets generally underperformed. Still, the fundamental backdrop remained mostly intact and expectations for further central bank easing helped anchor risk appetite. Steadier commodity prices and fiscal stimulus in China helped bolster market sentiment, even as central banks remained on hold ahead of the Brexit referendum. Softer-than-expected employment data in the U.S. pushed market expectations for the next Federal Reserve (“Fed’) interest rate hike further out into the future.

■

During the second half of the reporting period, markets generally shook off the surprising result of the Brexit referendum, along with a host of political developments including new leadership in the U.K. and Brazil, a coup attempt in Turkey, and an increasingly acrimonious presidential race in the U.S. In this environment, volatility generally remained low and risk assets rallied. Central banks featured prominently in the headlines as monetary policy concerns (in particular, the longevity of central bank support) lingered beneath the seemingly benign market environment. The Bank of Japan’s “comprehensive review,” inaction by the European Central Bank (“ECB”), and the Fed’s solidifying path towards a potential interest rate increase in December 2016 all contributed to sovereign yields generally rising during this period. Still, equities moved higher (U.S. stock indices set record highs), credit spreads tightened, and emerging market assets continued to gain.

■

U.S. Treasury yields between 1-month through 3-years generally rose, but 2-year yields were flat. The rise in Libor and the potential for a year-end interest rate increase by the Fed caused shorter-term U.S. Treasury yields to rise over the reporting period. In contrast, the growth of negative yielding sovereign and corporate debt in certain global regions and investor fears of slowing global growth led to a flight-to-quality in intermediate- to long-term U.S. Treasuries, where yields generally declined. The yield on the benchmark ten-year U.S. Treasury note was 1.60% at the end of the reporting period, compared with 1.78% on March 31, 2016 (the end of the previous reporting period). U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned 1.81% over the reporting period. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned 2.68% over the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Bloomberg Barclays U.S. TIPS Index, returned 2.69% over the reporting period. Real interest rates generally declined over the reporting period on risk-off sentiment surrounding the U.K. referendum. Breakeven inflation dropped in the first part of the period as demand for nominal U.S. Treasuries outpaced that of U.S. TIPS, but meaningfully recovered in the last half of the period due to the rally in oil and stronger inflation prints.

■

Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, returned 8.42% over the reporting period. The rebound in commodities was led by the energy sector, which saw choppy price movements for most of the first half of the period before rebounding in the second half of the period on the back

2	PIMCO INTERNATIONAL BOND FUNDS

of OPEC talks of a potential production cut at their November 2016 meeting and constructive inventory data. Agriculture commodities were mixed over the period, while precious metals posted positive returns on flight-to-quality demand amidst uncertainty surrounding Brexit.

■

Agency mortgage-backed securities (“MBS”), as represented by the Bloomberg Barclays U.S. MBS Fixed Rate Index, returned 1.72% over the reporting period. Agency MBS modestly outperformed like-duration U.S. Treasuries despite heavy issuance, amid continued Fed reinvestment activity and strong demand from banks and overseas investors. Non-Agency MBS returns were also positive amid limited new supply, a recovering residential real estate market and favorable representation and warranty settlement developments.

■

The U.S. investment grade credit market, as represented by the Bloomberg Barclays U.S. Credit Index, returned 4.76% over the reporting period. Investment grade credit spreads tightened during the period given continued accommodative monetary policy action from global central banks and a positive technical backdrop. The high yield bond market, as represented by the BofA Merrill Lynch U.S. High Yield Index, returned 11.69% over the reporting period, due to the strong recovery experienced by commodity companies and triple-C credits.

■

Tax-exempt municipal bonds, as represented by the Bloomberg Barclays Municipal Bond Index, returned 2.30% over the reporting period. Positive returns were supported by persistent demand for tax-exempt income, as flows into municipal bond mutual funds helped absorb elevated new issue volume. Credit spreads tightened and the high yield municipal bond segment outperformed, driven by a rally in both tobacco and Puerto Rico domiciled securities. Puerto Rico’s relief rally was attributed to U.S. Congress passing legislation that appointed a federal oversight board and which may provide a framework for the restructuring of the island’s $70 billion debt complex.

■

Emerging market (“EM”) debt sectors were lifted by a combination of global drivers, including improving economic fundamentals, a growing appetite for risk assets and strong inflows into the asset class. Despite headwinds from the slowdown in China’s economy, returns were buoyed by the Fed’s slower tightening cycle and stable global commodity prices. In addition, political developments added a layer of idiosyncratic drivers to returns. EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 9.34% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 5.46% over the reporting period.

■

Global equities, including developed market and emerging market, generally posted positive returns as a result of renewed investor risk appetite and supportive global central bank policies. U.S. equities, as represented by the S&P 500 Index, returned 6.40% over the reporting period. Global equities, as represented by the MSCI World Index, returned 5.92% over the reporting period. EM equities, as measured by the MSCI Emerging Markets Index, returned 9.75% over the reporting period.

Thank you for the assets you have placed with us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Funds November 22, 2016

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	3

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

The PIMCO Emerging Markets Full Spectrum Bond Fund may invest its respective assets in funds of PIMCO Funds and funds of PIMCO Equity Series and PIMCO ETF Trust, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”) and other affiliated and unaffiliated funds in which the Fund may invest (collectively, “Acquired Funds”). The cost of investing in the PIMCO Emerging Markets Full Spectrum Bond Fund will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of a Fund.

If a Fund estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. To determine the sources of a Fund’s distributions, the Fund references its accounting records at the time the distribution is paid. If, based on such accounting records, a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally will not be issued. It is important to note that differences exist between a Fund’s accounting entries maintained on a day-to-day basis, the Fund’s financial statements presented in accordance with U.S. GAAP, and accounting practices under income tax regulations. Examples of such differences may include the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. A Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders each January.

The Funds may be subject to various risks as described in the Fund’s prospectus. Some of these risks may include, but are not limited to, the following: allocation risk, acquired fund risk, new/small fund risk interest rate risk, call risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, sovereign debt risk, currency risk, smaller company risk, issuer non-diversification risk, leveraging risk, management risk, short sale risk, tax risk, subsidiary risk, value investing risk, arbitrage risk and convertible securities risk. A complete description of these and other risks is contained in each Fund’s prospectus.

The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that a Fund may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to a Fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Fund. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and

4	PIMCO INTERNATIONAL BOND FUNDS

substantial loss or gain, which translates into heightened volatility for the Fund. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, a Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if a Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that a Fund will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first (i) 18 months after purchase for purchases made prior to August 10, 2015 and (ii) 12 months after purchase for purchases made on or after August 10, 2015. The Cumulative Returns chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, Class P, and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C, and Class D shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against a broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Each benchmark index and Lipper Average does not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class C	Class R	Diversification Status
PIMCO Emerging Markets Bond Fund	07/31/97	07/31/97	04/30/08	09/30/98	03/31/00	07/31/97	07/31/97	—	Diversified
PIMCO Emerging Markets Corporate Bond Fund	07/01/09	07/01/09	10/15/10	—	11/18/11	11/18/11	11/18/11	—	Diversified
PIMCO Emerging Markets Currency Fund	05/31/05	05/31/05	04/30/08	09/29/06	05/31/05	05/31/05	05/31/05	—	Diversified
PIMCO Emerging Markets Full Spectrum Bond Fund	02/25/13	02/25/13	02/25/13	—	02/25/13	02/25/13	02/25/13	—	Diversified
PIMCO Foreign Bond Fund (Unhedged)	04/30/04	04/30/04	04/30/08	02/28/06	04/30/04	07/30/04	07/30/04	—	Diversified
PIMCO Global Advantage® Strategy Bond Fund	02/05/09	02/05/09	02/05/09	—	02/05/09	02/05/09	02/05/09	02/05/09	Diversified
PIMCO Global Bond Fund (Unhedged)	11/23/93	11/23/93	11/19/10	07/31/96	07/31/08	—	—	—	Non-diversified
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	10/02/95	02/25/98	04/30/08	09/30/03	—	10/02/95	10/02/95	—	Non-diversified

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	5

Important Information About the Funds (Cont.)

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

PIMCO Funds files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of each Fund’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Funds’ website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

6	PIMCO INTERNATIONAL BOND FUNDS

PIMCO Emerging Markets Bond Fund

Institutional Class - PEBIX	Class D - PEMDX
Class P - PEMPX	Class A - PAEMX
Administrative Class - PEBAX	Class C - PEBCX

Cumulative Returns Through September 30, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Geographic Breakdown as of 09/30/2016†§

Brazil	16.1%
Mexico	9.0%
United States‡	8.2%
Indonesia	7.3%
Argentina	5.7%
Other	53.7%
†	% of Investments, at value.

‡	Includes Central Funds used for Cash Management Purposes.

§	Geographic Breakdown and % of Investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended September 30, 2016
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (07/31/97)
PIMCO Emerging Markets Bond Fund Institutional Class	11.63%	19.45%	5.82%	6.52%	9.74%
PIMCO Emerging Markets Bond Fund Class P	11.58%	19.33%	5.71%	6.41%	9.63%
PIMCO Emerging Markets Bond Fund Administrative Class	11.49%	19.15%	5.55%	6.26%	9.46%
PIMCO Emerging Markets Bond Fund Class D	11.43%	19.01%	5.39%	6.09%	9.30%
PIMCO Emerging Markets Bond Fund Class A	11.43%	19.01%	5.39%	6.09%	9.29%
PIMCO Emerging Markets Bond Fund Class A (adjusted)	7.25%	14.54%	4.59%	5.69%	9.08%
PIMCO Emerging Markets Bond Fund Class C	11.01%	18.12%	4.61%	5.31%	8.49%
PIMCO Emerging Markets Bond Fund Class C (adjusted)	10.01%	17.12%	4.61%	5.31%	8.49%
JPMorgan Emerging Markets Bond Index (EMBI) Global	9.34%	16.82%	7.42%	7.62%	8.55%
Lipper Emerging Market Hard Currency Debt Funds Average	8.72%	14.59%	5.45%	6.53%	8.43%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class M, Class P, Administrative Class, Class D, Class A, Class C, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class M, Class P, Administrative Class, Class D, Class A, Class C, and Class R shares, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 0.83% for the Institutional Class shares, 0.93% for Class P shares, 1.08% for Administrative Class shares, 1.20% for Class D shares, 1.20% for Class A shares and 1.95% for Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO Emerging Markets Bond Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	An underweight to external debt in the Philippines, which underperformed the Fund’s benchmark index, positively contributed to performance.

»	An allocation to quasi-sovereign and corporate debt in Brazil, which outperformed the Fund’s benchmark index, positively contributed to performance.

»	An underweight to external debt in Turkey, which underperformed the Fund’s benchmark index, positively contributed to performance.

»	An underweight to external debt in Peru, which outperformed the Fund’s benchmark index, detracted from performance.

»	An allocation to quasi-sovereign and corporate debt in Mexico, which underperformed the Fund’s benchmark index, detracted from performance.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	7

PIMCO Emerging Markets Corporate Bond Fund

Institutional Class - PEMIX	Class A - PECZX
Class P - PMIPX	Class C - PECCX
Class D - PECDX

Cumulative Returns Through September 30, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Geographic Breakdown as of 09/30/2016†§

United States‡	13.8%
Brazil	10.7%
Cayman Islands	6.4%
Luxembourg	6.3%
Other	62.8%
†	% of Investments, at value.

‡	Includes Central Funds used for Cash Management Purposes.

§	Geographic Breakdown and % of Investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended September 30, 2016
	6 Months*	1 Year	5 Years	Fund Inception (07/01/09)
PIMCO Emerging Markets Corporate Bond Fund Institutional Class	8.16%	13.12%	4.45%	5.99%
PIMCO Emerging Markets Corporate Bond Fund Class P	8.10%	13.01%	4.34%	5.90%
PIMCO Emerging Markets Corporate Bond Fund Class D	7.94%	12.67%	4.03%	5.56%
PIMCO Emerging Markets Corporate Bond Fund Class A	7.94%	12.67%	4.04%	5.57%
PIMCO Emerging Markets Corporate Bond Fund Class A (adjusted)	3.92%	8.40%	3.25%	5.02%
PIMCO Emerging Markets Corporate Bond Fund Class C	7.53%	11.83%	3.26%	4.78%
PIMCO Emerging Markets Corporate Bond Fund Class C (adjusted)	6.53%	10.83%	3.26%	4.78%
JPMorgan Corporate Emerging Markets Bond Index Diversified (CEMBI)	7.34%	12.53%	7.67%	8.75%
Lipper Emerging Market Hard Currency Debt Funds Average	8.72%	14.59%	5.45%	7.88%♦

All Fund returns are net of fees and expenses.

* Cumulative return.

♦ Average annual total return since 06/30/2009.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class M, Class P, Administrative Class, Class D, Class A, Class C, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class M, Class P, Administrative Class, Class D, Class A, Class C, and Class R shares, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 0.95% for the Institutional Class shares, 1.05% for Class P shares, 1.35% for Class D shares, 1.35% for Class A shares, and 2.10% for Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO Emerging Markets Corporate Bond Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of corporate Fixed Income Instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»

An overweight to Brazilian corporate bonds, which outperformed the JPMorgan Corporate Emerging Markets Bond Index Diversified (CEMBI), the Fund’s benchmark index, positively contributed to performance.

»	An overweight to Ukrainian debt, which outperformed the Fund’s benchmark index, contributed to performance.

»	An overweight to Argentine debt, which outperformed the Fund’s benchmark index, contributed to performance.

»	An overweight to Nigerian corporate bonds, which underperformed the Fund’s benchmark index, detracted from performance.

»	Positioning within Hong Kong corporate bonds, which underperformed the Fund’s benchmark, detracted from performance.

8	PIMCO INTERNATIONAL BOND FUNDS

PIMCO Emerging Markets Currency Fund

Institutional Class - PLMIX	Class D - PLMDX
Class P - PLMPX	Class A - PLMAX
Administrative Class - PDEVX	Class C - PLMCX

Cumulative Returns Through September 30, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Geographic Breakdown as of 09/30/2016†§

United States‡	23.4%
Brazil	23.0%
Japan	8.2%
Indonesia	7.7%
Other	37.7%
†	% of Investments, at value.

‡	Includes Central Funds used for Cash Management Purposes.

§	Geographic Breakdown and % of Investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended September 30, 2016
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (05/31/05)
PIMCO Emerging Markets Currency Fund Institutional Class	3.58%	9.00%	(0.09)%	2.47%	3.06%
PIMCO Emerging Markets Currency Fund Class P	3.52%	8.90%	(0.19)%	2.36%	2.96%
PIMCO Emerging Markets Currency Fund Administrative Class	3.44%	8.73%	(0.34)%	2.21%	2.80%
PIMCO Emerging Markets Currency Fund Class D	3.37%	8.57%	(0.49)%	2.06%	2.64%
PIMCO Emerging Markets Currency Fund Class A	3.37%	8.57%	(0.49)%	2.06%	2.64%
PIMCO Emerging Markets Currency Fund Class A (adjusted)	(0.51)%	4.50%	(1.25)%	1.67%	2.30%
PIMCO Emerging Markets Currency Fund Class C	2.98%	7.76%	(1.23)%	1.29%	1.88%
PIMCO Emerging Markets Currency Fund Class C (adjusted)	1.98%	6.76%	(1.23)%	1.29%	1.88%
JPMorgan Emerging Local Markets Index Plus (Unhedged)	1.84%	7.25%	(0.79)%	2.61%	3.15%
JPMorgan Emerging Local Markets Index Plus +Bid (Unhedged)	1.84%	7.25%	(0.79)%	2.41%	2.94%
Lipper Alternative Currency Strategies Average	1.06%	2.93%	(1.43)%	0.53%	1.33%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class M, Class P, Administrative Class, Class D, Class A, Class C, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class M, Class P, Administrative Class, Class D, Class A, Class C, and Class R shares, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 0.86% for the Institutional Class shares, 0.96% for Class P shares, 1.11% for Administrative Class shares, 1.26% for Class D shares, 1.26% for Class A shares, and 2.01% for Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO Emerging Markets Currency Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in currencies of, or in Fixed Income Instruments denominated in the currencies of, emerging markets countries. The Fund’s investments in currencies or Fixed Income Instruments may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Fund may, but is not required to, hedge its exposure to non-U.S. currencies. Assets not invested in currencies or instruments denominated in currencies of emerging market countries may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	An overweight to the Brazilian real during the last four months of the reporting period contributed to performance, as the real appreciated versus the U.S. dollar during this period.

»	An allocation to Brazilian local rates added to performance, as Brazilian sovereign yields declined.

»	An overweight to the Russian ruble added to performance, as the ruble appreciated against the U.S. dollar.

»	An overweight to the Mexican peso detracted from performance, as the peso depreciated versus the U.S. dollar.

»	An underweight to the South African rand during the last five months of the reporting period detracted from performance, as the rand appreciated versus the U.S. dollar during this period.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	9

PIMCO Emerging Markets Full Spectrum Bond Fund

Institutional Class - PFSIX	Class A - PFSSX
Class P - PFSPX	Class C - PFSCX
Class D - PFSYX

Cumulative Returns Through September 30, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Top Holdings as of 09/30/2016†§

PIMCO Emerging Local Bond Fund	49.9%
PIMCO Emerging Markets Bond Fund	24.2%
PIMCO Emerging Markets Corporate Bond Fund	23.9%
†	% of Investments, at value.

§	Top Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Average Annual Total Return for the period ended September 30, 2016
	6 Months*	1 Year	Fund Inception (02/25/13)
PIMCO Emerging Markets Full Spectrum Bond Fund Institutional Class	8.04%	15.73%	(2.32)%
PIMCO Emerging Markets Full Spectrum Bond Fund Class P	7.98%	15.62%	(2.42)%
PIMCO Emerging Markets Full Spectrum Bond Fund Class D	7.82%	15.27%	(2.71)%
PIMCO Emerging Markets Full Spectrum Bond Fund Class A	7.82%	15.27%	(2.71)%
PIMCO Emerging Markets Full Spectrum Bond Fund Class A (adjusted)	3.84%	10.99%	(3.74)%
PIMCO Emerging Markets Full Spectrum Bond Fund Class C	7.42%	14.41%	(3.43)%
PIMCO Emerging Markets Full Spectrum Bond Fund Class C (adjusted)	6.42%	13.41%	(3.43)%
50% JPMorgan Global Bond Index Emerging Markets-Global Diversified, 25% JPMorgan Emerging Markets Bond Index Global and 25% JPMorgan Corporate Emerging Market Bond Index Diversified	6.95%	15.97%	(0.04)%
Lipper Emerging Market Hard Currency Debt Funds Average	8.72%	14.59%	1.32%♦

All Fund returns are net of fees and expenses.

* Cumulative return.

♦ Average annual total return since 02/28/2013.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented, are 1.88% for the Institutional Class shares, 1.98% for Class P shares, 2.28% for Class D shares, 2.28% for Class A shares and 3.03% for Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO Emerging Markets Full Spectrum Bond Fund seeks maximum total return, consistent with prudent investment management. The Fund is designed to provide dynamic exposure to a broad range of emerging market fixed income asset classes, such as external debt obligations of sovereign, quasi-sovereign, and corporate entities; currencies, and local currency-denominated obligations of sovereigns, quasi-sovereigns, and corporate issuers. PIMCO uses a three-step active management approach in seeking to achieve the Fund’s investment objective: 1) develop a target asset allocation to implement across the eligible investments; 2) identify additional opportunities for country and security selection designed to add value beyond the target asset allocation within each of the eligible investments; and 3) employ additional investment strategies designed to either mitigate or emphasize risks resulting from the implementation of the target asset allocation. This active management approach is driven by PIMCO’s global macroeconomic views, emerging markets expertise and experience across a wide range of investment instruments. The Fund’s assets are allocated in a manner that reflects PIMCO’s views regarding the attractiveness of key investment risk factors, considering both return potential and volatility, and includes an assessment of aggregate country, issuer and currency exposures. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	The Fund’s exposure to the PIMCO Emerging Markets Bond Fund added to relative performance, as this fund outperformed its primary benchmark.

»	The Fund’s exposure to the PIMCO Emerging Local Bond Fund added to relative performance, as this fund outperformed its primary benchmark.

»	The Fund’s exposure to the PIMCO Emerging Markets Corporate Bond Fund added to relative performance, as this fund outperformed its primary benchmark index.

»	An underweight to emerging market external sovereign debt detracted from performance, as the asset class outperformed the Fund’s blended benchmark index.

10	PIMCO INTERNATIONAL BOND FUNDS

PIMCO Foreign Bond Fund (Unhedged)

Institutional Class - PFUIX	Class D - PFBDX
Class P - PFUPX	Class A - PFUAX
Administrative Class - PFUUX	Class C - PFRCX

Cumulative Returns Through September 30, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Geographic Breakdown as of 09/30/2016†§

United States‡	31.6%
Japan	25.9%
United Kingdom	7.8%
Canada	7.0%
Denmark	6.2%
Slovenia	5.1%
Other	16.4%
†	% of Investments, at value.

‡	Includes Central Funds used for Cash Management Purposes.

§	Geographic Breakdown and % of Investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended September 30, 2016
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (04/30/04)
PIMCO Foreign Bond Fund (Unhedged) Institutional Class	5.76%	13.02%	1.70%	5.55%	5.20%
PIMCO Foreign Bond Fund (Unhedged) Class P	5.71%	12.91%	1.60%	5.44%	5.10%
PIMCO Foreign Bond Fund (Unhedged) Administrative Class	5.63%	12.74%	1.45%	5.29%	4.94%
PIMCO Foreign Bond Fund (Unhedged) Class D	5.55%	12.57%	1.29%	5.12%	4.77%
PIMCO Foreign Bond Fund (Unhedged) Class A	5.55%	12.57%	1.29%	5.10%	4.76%
PIMCO Foreign Bond Fund (Unhedged) Class A (adjusted)	1.59%	8.35%	0.52%	4.70%	4.44%
PIMCO Foreign Bond Fund (Unhedged) Class C	5.15%	11.73%	0.54%	4.32%	3.97%
PIMCO Foreign Bond Fund (Unhedged) Class C (adjusted)	4.15%	10.73%	0.54%	4.32%	3.97%
Bloomberg Barclays Global Aggregate ex-USD (USD Unhedged) Index	4.46%	11.67%	0.70%	3.82%	3.98%
JPMorgan GBI Global ex-US FX NY Index Unhedged in USDª	5.01%	12.93%	0.28%	4.19%	4.14%
Lipper International Income Funds Average	3.35%	8.61%	1.61%	4.48%	4.53%

All Fund returns are net of fees and expenses.

* Cumulative return.

ª Prior to December 1, 2015, the Fund’s primary benchmark was the JPMorgan GBI Global ex-US FX NY Index Unhedged in USD.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class M, Class P, Administrative Class, Class D, Class A, Class C, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class M, Class P, Administrative Class, Class D, Class A, Class C, and Class R shares, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 0.52% for the Institutional Class shares, 0.62% for Class P shares, 0.77% for Administrative Class shares, 0.92% for Class D shares, 0.92% for Class A shares, and 1.67% for Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO Foreign Bond Fund (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	Exposure to non-agency mortgage-backed securities added to relative performance, as total returns of these securities increased.

»	An overweight to duration in France added to relative performance, as yields decreased.

»	Long positions in the Brazilian real versus the U.S. dollar for most of the reporting period added to relative performance, as the currency appreciated against the U.S. dollar.

»	Long positions in the Mexican peso versus the U.S. dollar detracted from relative performance, as the currency depreciated against the U.S. dollar.

»	Short positions against the euro versus the U.S. dollar detracted from relative performance, as the currency appreciated against the U.S. dollar.

»

Tactical long positions in the Canadian dollar versus the U.S. dollar in the last half of the reporting period detracted from performance, as the currency depreciated against the U.S. dollar over that period.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	11

PIMCO Global Advantage® Strategy Bond Fund

Institutional Class - PSAIX	Class A - PGSAX
Class P - PGBPX	Class C - PAFCX
Class D - PGSDX	Class R - PSBRX

Cumulative Returns Through September 30, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Geographic Breakdown as of 09/30/2016†§

United States‡	41.8%
Japan	12.0%
United Kingdom	10.2%
Germany	5.6%
Other	30.4%
†	% of Investments, at value.

‡	Includes Central Funds used for Cash Management Purposes.

§	Geographic Breakdown and % of Investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended September 30, 2016
	6 Months*	1 Year	5 Years	Fund Inception (02/05/09)
PIMCO Global Advantage® Strategy Bond Fund Institutional Class	5.38%	8.97%	1.44%	4.33%
PIMCO Global Advantage® Strategy Bond Fund Class P	5.33%	8.86%	1.34%	4.23%
PIMCO Global Advantage® Strategy Bond Fund Class D	5.17%	8.53%	1.03%	3.93%
PIMCO Global Advantage® Strategy Bond Fund Class A	5.17%	8.54%	1.03%	3.92%
PIMCO Global Advantage® Strategy Bond Fund Class A (adjusted)	1.24%	4.49%	0.27%	3.40%
PIMCO Global Advantage® Strategy Bond Fund Class C	4.77%	7.72%	0.28%	3.14%
PIMCO Global Advantage® Strategy Bond Fund Class C (adjusted)	3.77%	6.72%	0.28%	3.14%
PIMCO Global Advantage® Strategy Bond Fund Class R	5.03%	8.26%	0.78%	3.66%
Bloomberg Barclays U.S. Aggregate Index	2.68%	5.19%	3.08%	4.64%
PIMCO Global Advantage Bond Index® (GLADI) (USD, Partially Hedged)	3.04%	7.03%	2.98%	4.62%
Lipper Global Income Funds Average	4.00%	6.96%	2.58%	5.32%♦

All Fund returns are net of fees and expenses.

* Cumulative return.

♦ Average annual total return since 01/31/2009.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 0.74% for the Institutional Class shares, 0.84% for Class P shares, 1.14% for Class D shares, 1.14% for Class A shares, 1.89% for Class C shares, and 1.39% for Class R shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO Global Advantage® Strategy Bond Fund seeks total return which exceeds that of its benchmarks, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	Exposure to non-agency mortgage-backed securities added to relative performance, as total returns of these securities generally increased.

»	Exposure to emerging market quasi-sovereign spread duration added to relative performance, as the spreads on these securities generally narrowed.

»	Exposure to taxable municipal spread duration added to relative performance, as spreads on these instruments generally narrowed.

»	An underweight to investment grade corporate credit spread duration detracted from relative performance, as spreads of these securities generally narrowed.

»	Long positions in the Mexican peso versus the U.S. dollar detracted from relative performance, as the currency depreciated against the U.S. dollar.

»	An overweight to duration in Mexico during the first half of the reporting period detracted from relative performance, as rates rose over that period.

12	PIMCO INTERNATIONAL BOND FUNDS

PIMCO Global Bond Fund (Unhedged)

Institutional Class - PIGLX	Administrative Class - PADMX
Class P - PGOPX	Class D - PGBDX

Cumulative Returns Through September 30, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Geographic Breakdown as of 09/30/2016†§

United States‡	40.9%
Japan	22.7%
United Kingdom	7.3%
Denmark	6.0%
Other	23.1%
†	% of Investments, at value.

‡	Includes Central Funds used for Cash Management Purposes.

§	Geographic Breakdown and % of Investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended September 30, 2016
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (11/23/93)
PIMCO Global Bond Fund (Unhedged) Institutional Class	5.84%	9.90%	2.61%	5.58%	6.28%
PIMCO Global Bond Fund (Unhedged) Class P	5.78%	9.79%	2.51%	5.47%	6.18%
PIMCO Global Bond Fund (Unhedged) Administrative Class	5.71%	9.62%	2.36%	5.32%	6.03%
PIMCO Global Bond Fund (Unhedged) Class D	5.62%	9.46%	2.20%	5.16%	5.87%
Bloomberg Barclays Global Aggregate (USD Unhedged) Index	3.73%	8.83%	1.74%	4.26%	5.27%	♦
JPMorgan GBI Global FX NY Index Unhedged in USDª	3.80%	9.44%	1.02%	4.41%	5.28%	♦
Lipper Global Income Funds Average	4.00%	6.96%	2.58%	4.36%	5.34%	♦

All Fund returns are net of fees and expenses.

* Cumulative return.

ª Prior to December 1, 2015, the Fund’s primary benchmark was the JPMorgan GBI Global FX NY Index Unhedged in USD.

♦ Average annual total return since 11/30/1993.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class M, Class P, Administrative Class, Class D, Class A, Class C, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class M, Class P, Administrative Class, Class D, Class A, Class C, and Class R shares, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 0.57% for the Institutional Class shares, 0.67% for Class P shares, 0.82% for Administrative Class shares, and 0.97% for Class D shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO Global Bond Fund (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Securities may be denominated in major foreign currencies or the U.S. dollar. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	Exposure to non-agency mortgage-backed securities added to relative performance, as total returns of these securities increased.

»	Exposure to high yield corporate spread duration added to relative performance, as spreads of these securities narrowed.

»	An overweight to intermediate rates in the U.S. added to relative performance, as yields decreased and the strategy benefited from additional carry.

»	Long positions in the Mexican peso versus the U.S. dollar detracted from relative performance, as the currency depreciated against the U.S. dollar.

»	An underweight to duration in Canada detracted from relative performance, as longer-term yields fell.

»

Short positions against the Singapore dollar versus the U.S. dollar for most of the reporting period detracted from relative performance, as the currency appreciated against the U.S. dollar during that period.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	13

PIMCO Global Bond Fund (U.S. Dollar-Hedged)

Institutional Class - PGBIX	Class A - PAIIX
Class P - PGNPX	Class C - PCIIX
Administrative Class - PGDAX

Cumulative Returns Through September 30, 2016

$1,000,000 invested at the end of the month when the Fund commenced operations.

Geographic Breakdown as of 09/30/2016†§

United States‡	38.3%
Japan	24.6%
United Kingdom	8.7%
Denmark	7.1%
Other	21.3%
†	% of Investments, at value.

‡	Includes Central Funds used for Cash Management Purposes.

§	Geographic Breakdown and % of Investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended September 30, 2016
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (10/02/95)
PIMCO Global Bond Fund (U.S. Dollar-Hedged) Institutional Class	5.13%	7.66%	5.62%	6.02%	6.80%
PIMCO Global Bond Fund (U.S. Dollar-Hedged) Class P	5.07%	7.56%	5.52%	5.92%	6.69%
PIMCO Global Bond Fund (U.S. Dollar-Hedged) Administrative Class	4.99%	7.40%	5.36%	5.77%	6.54%
PIMCO Global Bond Fund (U.S. Dollar-Hedged) Class A	4.94%	7.29%	5.25%	5.63%	6.40%
PIMCO Global Bond Fund (U.S. Dollar-Hedged) Class A (adjusted)	1.00%	3.26%	4.45%	5.23%	6.20%
PIMCO Global Bond Fund (U.S. Dollar-Hedged) Class C	4.54%	6.48%	4.47%	4.84%	5.60%
PIMCO Global Bond Fund (U.S. Dollar-Hedged) Class C (adjusted)	3.54%	5.48%	4.47%	4.84%	5.60%
Bloomberg Barclays Global Aggregate (USD Hedged) Index	3.06%	6.54%	4.26%	4.73%	5.71%♦
JPMorgan GBI Global Index Hedged in USD	2.83%	6.82%	4.23%	4.72%	5.82%♦
Lipper Global Income Funds Average	4.00%	6.96%	2.58%	4.36%	5.28%♦

All Fund returns are net of fees and expenses.

* Cumulative return.

Prior to December 1, 2015, the Fund’s primary benchmark was the JPMorgan GBI Global Index Hedged in USD.

♦ Average annual total return since 09/30/1995.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class M, Class P, Administrative Class, Class D, Class A, Class C, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class M, Class P, Administrative Class, Class D, Class A, Class C, and Class R shares, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 0.57% for the Institutional Class shares, 0.67% for Class P shares, 0.82% for Administrative Class shares, 0.92% for Class A shares and 1.67% for Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO Global Bond Fund (U.S. Dollar-Hedged) seeks maximum total return, consistent with preservation of capital, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Securities may be denominated in major foreign currencies or the U.S. dollar. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	Exposure to non-agency mortgage-backed securities added to relative performance, as total returns of these securities increased.

»	An overweight to intermediate rates in the U.S. added to relative performance, as yields decreased and the strategy benefited from additional carry relative to the benchmark.

»	An overweight to duration in France added to relative performance, as yields decreased.

»	Long positions in the Mexican peso versus the U.S. dollar detracted from relative performance, as the currency depreciated against the U.S. dollar.

»	An underweight to duration in Canada detracted from relative performance, as longer-term yields fell.

»	Short exposure to the Singapore dollar versus the U.S. dollar detracted from performance, as the currency appreciated against the U.S. dollar.

14	PIMCO INTERNATIONAL BOND FUNDS

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2016 to September 30, 2016 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these rows, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/16)	Ending Account Value (09/30/16)	Expenses Paid During Period*	Beginning Account Value (04/01/16)	Ending Account Value (09/30/16)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Emerging Markets Bond Fund
Institutional Class	$1,000.00	$1,116.30	$4.45	$1,000.00	$1,021.14	$4.25	0.83%
Class P	1,000.00	1,115.80	4.99	1,000.00	1,020.63	4.76	0.93
Administrative Class	1,000.00	1,114.90	5.79	1,000.00	1,019.87	5.53	1.08
Class D	1,000.00	1,114.30	6.43	1,000.00	1,019.26	6.14	1.20
Class A	1,000.00	1,114.30	6.43	1,000.00	1,019.26	6.14	1.20
Class C	1,000.00	1,110.10	10.43	1,000.00	1,015.46	9.96	1.95
PIMCO Emerging Markets Corporate Bond Fund
Institutional Class	$1,000.00	$1,081.60	$5.01	$1,000.00	$1,020.53	$4.86	0.95%
Class P	1,000.00	1,081.00	5.54	1,000.00	1,020.02	5.38	1.05
Class D	1,000.00	1,079.40	7.11	1,000.00	1,018.50	6.91	1.35
Class A	1,000.00	1,079.40	7.11	1,000.00	1,018.50	6.91	1.35
Class C	1,000.00	1,075.30	11.04	1,000.00	1,014.70	10.72	2.10

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	15

Expense Examples (Cont.)

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/16)	Ending Account Value (09/30/16)	Expenses Paid During Period*	Beginning Account Value (04/01/16)	Ending Account Value (09/30/16)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Emerging Markets Currency Fund
Institutional Class	$1,000.00	$1,035.80	$4.49	$1,000.00	$1,020.93	$4.46	0.87%
Class P	1,000.00	1,035.20	5.00	1,000.00	1,020.43	4.97	0.97
Administrative Class	1,000.00	1,034.40	5.77	1,000.00	1,019.67	5.73	1.12
Class D	1,000.00	1,033.70	6.55	1,000.00	1,018.91	6.50	1.27
Class A	1,000.00	1,033.70	6.55	1,000.00	1,018.91	6.50	1.27
Class C	1,000.00	1,029.80	10.39	1,000.00	1,015.10	10.32	2.02
PIMCO Emerging Markets Full Spectrum Bond Fund
Institutional Class	$1,000.00	$1,080.40	$0.58	$1,000.00	$1,024.78	$0.56	0.11%
Class P	1,000.00	1,079.80	1.11	1,000.00	1,024.28	1.08	0.21
Class D	1,000.00	1,078.20	2.69	1,000.00	1,022.76	2.61	0.51
Class A	1,000.00	1,078.20	2.69	1,000.00	1,022.76	2.61	0.51
Class C	1,000.00	1,074.20	6.62	1,000.00	1,018.96	6.45	1.26
PIMCO Foreign Bond Fund (Unhedged)
Institutional Class	$1,000.00	$1,057.60	$3.08	$1,000.00	$1,022.35	$3.02	0.59%
Class P	1,000.00	1,057.10	3.60	1,000.00	1,021.85	3.54	0.69
Administrative Class	1,000.00	1,056.30	4.38	1,000.00	1,021.08	4.30	0.84
Class D	1,000.00	1,055.50	5.16	1,000.00	1,020.32	5.07	0.99
Class A	1,000.00	1,055.50	5.16	1,000.00	1,020.32	5.07	0.99
Class C	1,000.00	1,051.50	9.05	1,000.00	1,016.52	8.89	1.74
PIMCO Global Advantage® Strategy Bond Fund
Institutional Class	$1,000.00	$1,053.80	$4.01	$1,000.00	$1,021.44	$3.94	0.77%
Class P	1,000.00	1,053.30	4.53	1,000.00	1,020.93	4.46	0.87
Class D	1,000.00	1,051.70	6.08	1,000.00	1,019.41	5.99	1.17
Class A	1,000.00	1,051.70	6.08	1,000.00	1,019.41	5.99	1.17
Class C	1,000.00	1,047.70	9.96	1,000.00	1,015.61	9.81	1.92
Class R	1,000.00	1,050.30	7.38	1,000.00	1,018.15	7.26	1.42
PIMCO Global Bond Fund (Unhedged)
Institutional Class	$1,000.00	$1,058.40	$3.03	$1,000.00	$1,022.40	$2.97	0.58%
Class P	1,000.00	1,057.80	3.55	1,000.00	1,021.90	3.48	0.68
Administrative Class	1,000.00	1,057.10	4.33	1,000.00	1,021.14	4.25	0.83
Class D	1,000.00	1,056.20	5.11	1,000.00	1,020.38	5.02	0.98
PIMCO Global Bond Fund (U.S. Dollar-Hedged)
Institutional Class	$1,000.00	$1,051.30	$2.96	$1,000.00	$1,022.45	$2.92	0.57%
Class P	1,000.00	1,050.70	3.48	1,000.00	1,021.95	3.43	0.67
Administrative Class	1,000.00	1,049.90	4.26	1,000.00	1,021.19	4.20	0.82
Class A	1,000.00	1,049.40	4.78	1,000.00	1,020.68	4.71	0.92
Class C	1,000.00	1,045.40	8.66	1,000.00	1,016.88	8.54	1.67

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

16	PIMCO INTERNATIONAL BOND FUNDS

Benchmark Descriptions

Index*	Description

50% JPMorgan Global Bond Index Emerging Markets-Global Diversified, 25% JPMorgan Emerging Markets Bond Index Global and 25% JPMorgan Corporate Emerging Market Bond Index Diversified	The benchmark is a blend of 50% JPMorgan Global Bond Index Emerging Markets- Global Diversified, 25% JPMorgan Emerging Markets Bond Index Global and 25% JPMorgan Corporate Emerging Market Bond Index Diversified. The JPMorgan Global Bond Index Emerging Markets — Global Diversified is a uniquely-weighted version of the Emerging Markets Bond Index Global. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The JPMorgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. JPMorgan Corporate Emerging Market Bond Index Diversified tracks total returns of US dollar-denominated debt instruments issued by corporate entities in Emerging Markets countries.

Bloomberg Barclays Global Aggregate (USD Hedged) Index	Bloomberg Barclays Global Aggregate (USD Hedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities.

Bloomberg Barclays Global Aggregate (USD Unhedged) Index	Bloomberg Barclays Global Aggregate (USD Unhedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities.

Bloomberg Barclays Global Aggregate ex-USD (USD Unhedged) Index	Bloomberg Barclays Global Aggregate ex-USD (USD Unhedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The major components of this index are the Pan-European Aggregate and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds and Canadian Government securities. It is not possible to invest directly in an unmanaged index.

Bloomberg Barclays U.S. Aggregate Index	Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

JPMorgan Corporate Emerging Markets Bond Index Diversified (CEMBI)	The JPMorgan Corporate Emerging Markets Bond Index Diversified (CEMBI) is a uniquely weighted version of the CEMBI index. It limits the weights of those index countries with larger corporate debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding. The CEMBI Diversified results in well-distributed, more balanced weightings for countries included in the index. The countries covered in the CEMBI Diversified are identical to those covered by the CEMBI.

JPMorgan Emerging Local Markets Index Plus (Unhedged)	JPMorgan Emerging Local Markets Index Plus (Unhedged) tracks total returns for local-currency-denominated money market instruments in 22 emerging markets countries with at least US$10 billion of external trade.

JPMorgan Emerging Local Markets Index Plus +Bid (Unhedged)	JPMorgan Emerging Local Markets Index Plus +Bid (Unhedged) tracks total returns for local-currency-denominated money market instruments in 22 emerging markets countries with at least US$10 billion of external trade. For periods prior to May 2010, the JPMorgan Emerging Local Markets Index Plus +Bid (Unhedged) contains back-tested index data which re-calculates the index return using bid-side FX Spot, Forwards, and LIBOR rates.

JPMorgan Emerging Markets Bond Index (EMBI) Global	JPMorgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds.

JPMorgan GBI Global ex-US FX NY Index Unhedged in USD	JPMorgan GBI Global ex-US FX NY Index Unhedged in USD is an unmanaged market index representative of the total return performance in U.S. dollars on an unhedged basis of major non-U.S. bond markets. The index launched on 5/31/2004. The index performance shown prior to that date is calculated using the JPMorgan Non-US Government Bond Index (Unhedged), which was the Fund’s primary benchmark index from the Fund’s inception until 5/31/2004.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	17

Benchmark Descriptions (Cont.)

Index*	Description

JPMorgan GBI Global FX NY Index Unhedged in USD	JPMorgan GBI Global FX NY Index Unhedged in USD is an unmanaged market index representative of the total return performance in U.S. dollars on an unhedged basis of major world bond markets. The index launched on 5/31/2004. The index performance shown prior to that date is calculated using the JPMorgan Global Index (Unhedged), which was the Fund’s primary benchmark index from the Fund’s inception until 5/31/2004.

JPMorgan GBI Global Index Hedged in USD	JPMorgan GBI Global Index Hedged in USD is an unmanaged market index representative of the total return performance in U.S. dollars on a hedged basis of major world bond markets.

PIMCO Global Advantage Bond Index® (GLADI) (USD, Partially Hedged)	The PIMCO Global Advantage Bond Index® (GLADI) (USD, Partially Hedged) is a diversified global index that covers a wide spectrum of global fixed income opportunities and sectors, from developed to emerging markets, nominal to real asset, and cash to derivative instruments. Unlike traditional indices, which are frequently comprised of bonds weighted according to their market capitalization, GLADI uses GDP-weighting which puts an emphasis on faster-growing areas of the world and thus makes the index forward-looking in nature. PIMCO’s GLADI methodology is intellectual property covered by U.S. Patent No. 8,306,892. GLOBAL ADVANTAGE and GLADI are trademarks of Pacific Investment Management Company LLC.

*	It is not possible to invest directly in an unmanaged index.

18	PIMCO INTERNATIONAL BOND FUNDS

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	19

Financial Highlights

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Emerging Markets Bond Fund
Institutional Class
04/01/2016 - 09/30/2016+	$9.70	$0.28	$0.84	$1.12	$(0.29)	$0.00	$0.00	$(0.29)
03/31/2016	10.23	0.48	(0.45)	0.03	(0.51)	(0.05)	0.00	(0.56)
03/31/2015	10.83	0.51	(0.42)	0.09	(0.56)	(0.13)	0.00	(0.69)
03/31/2014	12.20	0.52	(0.91)	(0.39)	(0.57)	(0.41)	0.00	(0.98)
03/31/2013	11.67	0.52	0.64	1.16	(0.62)	(0.01)	0.00	(0.63)
03/31/2012	11.09	0.49	0.64	1.13	(0.55)	0.00	0.00	(0.55)
Class P
04/01/2016 - 09/30/2016+	9.70	0.27	0.84	1.11	(0.28)	0.00	0.00	(0.28)
03/31/2016	10.23	0.47	(0.45)	0.02	(0.50)	(0.05)	0.00	(0.55)
03/31/2015	10.83	0.50	(0.43)	0.07	(0.54)	(0.13)	0.00	(0.67)
03/31/2014	12.20	0.52	(0.92)	(0.40)	(0.56)	(0.41)	0.00	(0.97)
03/31/2013	11.67	0.51	0.64	1.15	(0.61)	(0.01)	0.00	(0.62)
03/31/2012	11.09	0.48	0.64	1.12	(0.54)	0.00	0.00	(0.54)
Administrative Class
04/01/2016 - 09/30/2016+	9.70	0.27	0.83	1.10	(0.27)	0.00	0.00	(0.27)
03/31/2016	10.23	0.45	(0.45)	0.00	(0.48)	(0.05)	0.00	(0.53)
03/31/2015	10.83	0.48	(0.42)	0.06	(0.53)	(0.13)	0.00	(0.66)
03/31/2014	12.20	0.50	(0.92)	(0.42)	(0.54)	(0.41)	0.00	(0.95)
03/31/2013	11.67	0.50	0.63	1.13	(0.59)	(0.01)	0.00	(0.60)
03/31/2012	11.09	0.46	0.64	1.10	(0.52)	0.00	0.00	(0.52)
Class D
04/01/2016 - 09/30/2016+	9.70	0.26	0.84	1.10	(0.27)	0.00	0.00	(0.27)
03/31/2016	10.23	0.44	(0.45)	(0.01)	(0.47)	(0.05)	0.00	(0.52)
03/31/2015	10.83	0.47	(0.43)	0.04	(0.51)	(0.13)	0.00	(0.64)
03/31/2014	12.20	0.48	(0.92)	(0.44)	(0.52)	(0.41)	0.00	(0.93)
03/31/2013	11.67	0.47	0.64	1.11	(0.57)	(0.01)	0.00	(0.58)
03/31/2012	11.09	0.45	0.63	1.08	(0.50)	0.00	0.00	(0.50)
Class A
04/01/2016 - 09/30/2016+	9.70	0.26	0.84	1.10	(0.27)	0.00	0.00	(0.27)
03/31/2016	10.23	0.44	(0.45)	(0.01)	(0.47)	(0.05)	0.00	(0.52)
03/31/2015	10.83	0.47	(0.43)	0.04	(0.51)	(0.13)	0.00	(0.64)
03/31/2014	12.20	0.48	(0.92)	(0.44)	(0.52)	(0.41)	0.00	(0.93)
03/31/2013	11.67	0.48	0.63	1.11	(0.57)	(0.01)	0.00	(0.58)
03/31/2012	11.09	0.45	0.63	1.08	(0.50)	0.00	0.00	(0.50)
Class C
04/01/2016 - 09/30/2016+	9.70	0.22	0.84	1.06	(0.23)	0.00	0.00	(0.23)
03/31/2016	10.23	0.37	(0.45)	(0.08)	(0.40)	(0.05)	0.00	(0.45)
03/31/2015	10.83	0.39	(0.43)	(0.04)	(0.43)	(0.13)	0.00	(0.56)
03/31/2014	12.20	0.39	(0.91)	(0.52)	(0.44)	(0.41)	0.00	(0.85)
03/31/2013	11.67	0.38	0.64	1.02	(0.48)	(0.01)	0.00	(0.49)
03/31/2012	11.09	0.37	0.63	1.00	(0.42)	0.00	0.00	(0.42)

PIMCO Emerging Markets Corporate Bond Fund
Institutional Class
04/01/2016 - 09/30/2016+	$9.83	$0.24	$0.55	$0.79	$(0.24)	$0.00	$0.00	$(0.24)
03/31/2016	10.52	0.48	(0.68)	(0.20)	(0.49)	0.00	0.00	(0.49)
03/31/2015	11.35	0.48	(0.78)	(0.30)	(0.53)	0.00	0.00	(0.53)
03/31/2014	12.14	0.42	(0.58)	(0.16)	(0.40)	(0.20)	(0.03)	(0.63)
03/31/2013	11.36	0.45	0.86	1.31	(0.46)	(0.07)	0.00	(0.53)
03/31/2012	11.40	0.50	(0.01)	0.49	(0.50)	(0.03)	0.00	(0.53)
Class P
04/01/2016 - 09/30/2016+	9.83	0.24	0.55	0.79	(0.24)	0.00	0.00	(0.24)
03/31/2016	10.52	0.47	(0.68)	(0.21)	(0.48)	0.00	0.00	(0.48)
03/31/2015	11.35	0.48	(0.79)	(0.31)	(0.52)	0.00	0.00	(0.52)
03/31/2014	12.14	0.40	(0.58)	(0.18)	(0.38)	(0.20)	(0.03)	(0.61)
03/31/2013	11.36	0.43	0.87	1.30	(0.45)	(0.07)	0.00	(0.52)
03/31/2012	11.40	0.50	(0.02)	0.48	(0.49)	(0.03)	0.00	(0.52)

20	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income		Portfolio Turnover Rate

$10.53	11.63%	$1,433,382	0.83	%*	0.83	%*	0.83	%*	0.83	%*	5.43	%*	21%
9.70	0.45	1,032,754	0.83		0.83		0.83		0.83		4.89		43
10.23	0.69	1,635,008	0.83		0.83		0.83		0.83		4.67		22
10.83	(3.04)	4,903,275	0.83		0.83		0.83		0.83		4.65		28
12.20	10.10	5,678,069	0.83		0.83		0.83		0.83		4.32		38
11.67	10.47	4,848,393	0.83		0.83		0.83		0.83		4.34		12

10.53	11.58	123,500	0.93	*	0.93	*	0.93	*	0.93	*	5.30	*	21
9.70	0.36	113,311	0.93		0.93		0.93		0.93		4.76		43
10.23	0.59	199,908	0.93		0.93		0.93		0.93		4.64		22
10.83	(3.14)	208,435	0.93		0.93		0.93		0.93		4.55		28
12.20	9.99	419,405	0.93		0.93		0.93		0.93		4.23		38
11.67	10.36	314,689	0.93		0.93		0.93		0.93		4.29		12

10.53	11.49	6,013	1.08	*	1.08	*	1.08	*	1.08	*	5.15	*	21
9.70	0.20	4,560	1.08		1.08		1.08		1.08		4.59		43
10.23	0.44	6,969	1.08		1.08		1.08		1.08		4.43		22
10.83	(3.29)	12,079	1.08		1.08		1.08		1.08		4.38		28
12.20	9.83	31,702	1.08		1.08		1.08		1.08		4.09		38
11.67	10.19	21,939	1.08		1.08		1.08		1.08		4.11		12

10.53	11.43	160,570	1.20	*	1.20	*	1.20	*	1.20	*	5.03	*	21
9.70	0.08	135,730	1.20		1.20		1.20		1.20		4.51		43
10.23	0.30	190,697	1.25	(c)	1.25	(c)	1.25	(c)	1.25	(c)	4.30		22
10.83	(3.45)	285,514	1.25		1.25		1.25		1.25		4.22		28
12.20	9.64	495,087	1.25		1.25		1.25		1.25		3.91		38
11.67	10.01	409,412	1.25		1.25		1.25		1.25		3.99		12

10.53	11.43	165,044	1.20	*	1.20	*	1.20	*	1.20	*	5.03	*	21
9.70	0.09	162,167	1.20		1.20		1.20		1.20		4.50		43
10.23	0.30	211,391	1.25	(c)	1.25	(c)	1.25	(c)	1.25	(c)	4.30		22
10.83	(3.45)	375,097	1.25		1.25		1.25		1.25		4.23		28
12.20	9.64	701,218	1.25		1.25		1.25		1.25		3.91		38
11.67	10.01	560,949	1.25		1.25		1.25		1.25		3.98		12

10.53	11.01	72,750	1.95	*	1.95	*	1.95	*	1.95	*	4.28	*	21
9.70	(0.66)	71,150	1.95		1.95		1.95		1.95		3.78		43
10.23	(0.45)	97,383	2.00	(c)	2.00	(c)	2.00	(c)	2.00	(c)	3.57		22
10.83	(4.17)	136,114	2.00		2.00		2.00		2.00		3.48		28
12.20	8.83	235,760	2.00		2.00		2.00		2.00		3.15		38
11.67	9.19	202,486	2.00		2.00		2.00		2.00		3.24		12

$10.38	8.16%	$144,168	0.95	%*	0.95	%*	0.95	%*	0.95	%*	4.72	%*	41%
9.83	(1.89)	139,423	1.05	(d)	1.05	(d)	1.05	(d)	1.05	(d)	4.73		69
10.52	(2.84)	296,880	1.15		1.15		1.15		1.15		4.23		98
11.35	(1.30)	1,373,245	1.15		1.15		1.15		1.15		3.66		126
12.14	11.73	989,144	1.17	(e)	1.17	(e)	1.17	(e)	1.17	(e)	3.72		105
11.36	4.48	368,331	1.25		1.25		1.25		1.25		4.45		85

10.38	8.10	591	1.05	*	1.05	*	1.05	*	1.05	*	4.61	*	41
9.83	(1.99)	626	1.15	(d)	1.15	(d)	1.15	(d)	1.15	(d)	4.63		69
10.52	(2.93)	1,519	1.25		1.25		1.25		1.25		4.26		98
11.35	(1.40)	626	1.25		1.25		1.25		1.25		3.41		126
12.14	11.62	222,082	1.27	(e)	1.27	(e)	1.27	(e)	1.27	(e)	3.61		105
11.36	4.38	10,570	1.35		1.35		1.35		1.35		4.41		85

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	21

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Emerging Markets Corporate Bond Fund (Cont.)
Class D
04/01/2016 - 09/30/2016+	$9.83	$0.22	$0.55	$0.77	$(0.22)	$0.00	$0.00	$(0.22)
03/31/2016	10.52	0.44	(0.68)	(0.24)	(0.45)	0.00	0.00	(0.45)
03/31/2015	11.35	0.44	(0.79)	(0.35)	(0.48)	0.00	0.00	(0.48)
03/31/2014	12.14	0.37	(0.58)	(0.21)	(0.35)	(0.20)	(0.03)	(0.58)
03/31/2013	11.36	0.40	0.87	1.27	(0.42)	(0.07)	0.00	(0.49)
11/18/2011 - 03/31/2012	10.97	0.16	0.41	0.57	(0.15)	(0.03)	0.00	(0.18)
Class A
04/01/2016 - 09/30/2016+	9.83	0.22	0.55	0.77	(0.22)	0.00	0.00	(0.22)
03/31/2016	10.52	0.44	(0.68)	(0.24)	(0.45)	0.00	0.00	(0.45)
03/31/2015	11.35	0.44	(0.79)	(0.35)	(0.48)	0.00	0.00	(0.48)
03/31/2014	12.14	0.37	(0.58)	(0.21)	(0.35)	(0.20)	(0.03)	(0.58)
03/31/2013	11.36	0.40	0.87	1.27	(0.42)	(0.07)	0.00	(0.49)
11/18/2011 - 03/31/2012	10.97	0.17	0.40	0.57	(0.15)	(0.03)	0.00	(0.18)
Class C
04/01/2016 - 09/30/2016+	9.83	0.18	0.56	0.74	(0.19)	0.00	0.00	(0.19)
03/31/2016	10.52	0.36	(0.68)	(0.32)	(0.37)	0.00	0.00	(0.37)
03/31/2015	11.35	0.36	(0.79)	(0.43)	(0.40)	0.00	0.00	(0.40)
03/31/2014	12.14	0.28	(0.58)	(0.30)	(0.26)	(0.20)	(0.03)	(0.49)
03/31/2013	11.36	0.31	0.87	1.18	(0.33)	(0.07)	0.00	(0.40)
11/18/2011 - 03/31/2012	10.97	0.14	0.40	0.54	(0.12)	(0.03)	0.00	(0.15)

PIMCO Emerging Markets Currency Fund
Institutional Class
04/01/2016 - 09/30/2016+	$8.75	$0.14	$0.17	$0.31	$(0.13)	$0.00	$0.00	$(0.13)
03/31/2016	9.09	0.22	(0.34)	(0.12)	(0.08)	0.00	(0.14)	(0.22)
03/31/2015	10.18	0.21	(1.08)	(0.87)	(0.22)	0.00	0.00	(0.22)
03/31/2014	10.55	0.14	(0.36)	(0.22)	(0.06)	0.00	(0.09)	(0.15)
03/31/2013	10.53	0.16	0.09	0.25	(0.23)	0.00	0.00	(0.23)
03/31/2012	10.88	0.16	(0.35)	(0.19)	(0.16)	0.00	0.00	(0.16)
Class P
04/01/2016 - 09/30/2016+	8.75	0.14	0.17	0.31	(0.13)	0.00	0.00	(0.13)
03/31/2016	9.09	0.22	(0.35)	(0.13)	(0.07)	0.00	(0.14)	(0.21)
03/31/2015	10.18	0.19	(1.07)	(0.88)	(0.21)	0.00	0.00	(0.21)
03/31/2014	10.55	0.13	(0.37)	(0.24)	(0.05)	0.00	(0.08)	(0.13)
03/31/2013	10.53	0.15	0.09	0.24	(0.22)	0.00	0.00	(0.22)
03/31/2012	10.88	0.15	(0.35)	(0.20)	(0.15)	0.00	0.00	(0.15)
Administrative Class
04/01/2016 - 09/30/2016+	8.75	0.13	0.17	0.30	(0.12)	0.00	0.00	(0.12)
03/31/2016	9.09	0.21	(0.35)	(0.14)	(0.07)	0.00	(0.13)	(0.20)
03/31/2015	10.18	0.19	(1.09)	(0.90)	(0.19)	0.00	0.00	(0.19)
03/31/2014	10.55	0.12	(0.37)	(0.25)	(0.05)	0.00	(0.07)	(0.12)
03/31/2013	10.53	0.12	0.10	0.22	(0.20)	0.00	0.00	(0.20)
03/31/2012	10.88	0.14	(0.35)	(0.21)	(0.14)	0.00	0.00	(0.14)
Class D
04/01/2016 - 09/30/2016+	8.75	0.12	0.17	0.29	(0.11)	0.00	0.00	(0.11)
03/31/2016	9.09	0.19	(0.34)	(0.15)	(0.07)	0.00	(0.12)	(0.19)
03/31/2015	10.18	0.17	(1.08)	(0.91)	(0.18)	0.00	0.00	(0.18)
03/31/2014	10.55	0.10	(0.37)	(0.27)	(0.04)	0.00	(0.06)	(0.10)
03/31/2013	10.53	0.12	0.09	0.21	(0.19)	0.00	0.00	(0.19)
03/31/2012	10.88	0.12	(0.35)	(0.23)	(0.12)	0.00	0.00	(0.12)
Class A
04/01/2016 - 09/30/2016+	8.75	0.12	0.17	0.29	(0.11)	0.00	0.00	(0.11)
03/31/2016	9.09	0.19	(0.34)	(0.15)	(0.07)	0.00	(0.12)	(0.19)
03/31/2015	10.18	0.16	(1.07)	(0.91)	(0.18)	0.00	0.00	(0.18)
03/31/2014	10.55	0.10	(0.37)	(0.27)	(0.04)	0.00	(0.06)	(0.10)
03/31/2013	10.53	0.12	0.09	0.21	(0.19)	0.00	0.00	(0.19)
03/31/2012	10.88	0.12	(0.35)	(0.23)	(0.12)	0.00	0.00	(0.12)

22	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income		Portfolio Turnover Rate

$10.38	7.94%	$134	1.35	%*	1.35	%*	1.35	%*	1.35	%*	4.30	%*	41%
9.83	(2.29)	114	1.45	(d)	1.45	(d)	1.45	(d)	1.45	(d)	4.30		69
10.52	(3.23)	242	1.55		1.55		1.55		1.55		3.93		98
11.35	(1.69)	781	1.55		1.55		1.55		1.55		3.21		126
12.14	11.28	1,223	1.57	(e)	1.57	(e)	1.57	(e)	1.57	(e)	3.28		105
11.36	5.19	16	1.65	*	1.65	*	1.65	*	1.65	*	4.05	*	85

10.38	7.94	998	1.35	*	1.35	*	1.35	*	1.35	*	4.31	*	41
9.83	(2.28)	948	1.45	(d)	1.45	(d)	1.45	(d)	1.45	(d)	4.31		69
10.52	(3.22)	1,891	1.55		1.55		1.55		1.55		3.88		98
11.35	(1.69)	3,837	1.55		1.55		1.55		1.55		3.23		126
12.14	11.32	13,739	1.57	(e)	1.57	(e)	1.57	(e)	1.57	(e)	3.32		105
11.36	5.19	113	1.65	*	1.65	*	1.65	*	1.65	*	4.06	*	85

10.38	7.53	495	2.10	*	2.10	*	2.10	*	2.10	*	3.57	*	41
9.83	(3.01)	403	2.20	(d)	2.20	(d)	2.20	(d)	2.20	(d)	3.56		69
10.52	(3.94)	715	2.30		2.30		2.30		2.30		3.20		98
11.35	(2.42)	854	2.30		2.30		2.30		2.30		2.45		126
12.14	10.44	1,698	2.32	(e)	2.32	(e)	2.32	(e)	2.32	(e)	2.53		105
11.36	4.90	31	2.40	*	2.40	*	2.40	*	2.40	*	3.35	*	85

$8.93	3.58%	$3,513,269	0.87	%*	0.87	%*	0.85	%*	0.85	%*	3.17	%*	35%
8.75	(1.27)	3,907,369	0.86		0.86		0.85		0.85		2.56		64
9.09	(8.70)	6,012,591	0.85		0.85		0.85		0.85		2.14		76
10.18	(2.12)	5,652,597	0.85		0.85		0.85		0.85		1.39		53
10.55	2.40	6,403,792	0.85		0.85		0.85		0.85		1.57		58
10.53	(1.73)	5,954,755	0.85		0.85		0.85		0.85		1.52		49

8.93	3.52	6,789	0.97	*	0.97	*	0.95	*	0.95	*	3.09	*	35
8.75	(1.36)	6,745	0.96		0.96		0.95		0.95		2.47		64
9.09	(8.79)	20,371	0.95		0.95		0.95		0.95		1.94		76
10.18	(2.22)	45,109	0.95		0.95		0.95		0.95		1.32		53
10.55	2.30	94,860	0.95		0.95		0.95		0.95		1.46		58
10.53	(1.83)	103,632	0.95		0.95		0.95		0.95		1.43		49

8.93	3.44	5,020	1.12	*	1.12	*	1.10	*	1.10	*	2.93	*	35
8.75	(1.52)	4,745	1.11		1.11		1.10		1.10		2.34		64
9.09	(8.93)	9,764	1.10		1.10		1.10		1.10		1.92		76
10.18	(2.37)	6,876	1.10		1.10		1.10		1.10		1.15		53
10.55	2.14	9,082	1.10		1.10		1.10		1.10		1.18		58
10.53	(1.98)	35,703	1.10		1.10		1.10		1.10		1.28		49

8.93	3.37	14,914	1.27	*	1.27	*	1.25	*	1.25	*	2.77	*	35
8.75	(1.66)	16,394	1.26		1.26		1.25		1.25		2.16		64
9.09	(9.07)	31,509	1.25		1.25		1.25		1.25		1.67		76
10.18	(2.52)	66,487	1.25		1.25		1.25		1.25		1.02		53
10.55	2.00	138,932	1.25		1.25		1.25		1.25		1.16		58
10.53	(2.13)	171,250	1.25		1.25		1.25		1.25		1.14		49

8.93	3.37	14,611	1.27	*	1.27	*	1.25	*	1.25	*	2.77	*	35
8.75	(1.66)	17,595	1.26		1.26		1.25		1.25		2.16		64
9.09	(9.07)	25,822	1.25		1.25		1.25		1.25		1.64		76
10.18	(2.51)	64,820	1.25		1.25		1.25		1.25		1.01		53
10.55	2.00	113,719	1.25		1.25		1.25		1.25		1.15		58
10.53	(2.12)	167,465	1.25		1.25		1.25		1.25		1.14		49

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	23

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Emerging Markets Currency Fund (Cont.)
Class C
04/01/2016 - 09/30/2016+	$8.75	$0.09	$0.17	$0.26	$(0.08)	$0.00	$0.00	$(0.08)
03/31/2016	9.09	0.12	(0.34)	(0.22)	(0.04)	0.00	(0.08)	(0.12)
03/31/2015	10.18	0.09	(1.08)	(0.99)	(0.10)	0.00	0.00	(0.10)
03/31/2014	10.55	0.03	(0.37)	(0.34)	(0.01)	0.00	(0.02)	(0.03)
03/31/2013	10.53	0.04	0.09	0.13	(0.11)	0.00	0.00	(0.11)
03/31/2012	10.88	0.04	(0.35)	(0.31)	(0.04)	0.00	0.00	(0.04)

PIMCO Emerging Markets Full Spectrum Bond Fund
Institutional Class
04/01/2016 - 09/30/2016+	$7.31	$0.20	$0.38	$0.58	$(0.20)	$0.00	$0.00	$(0.20)
03/31/2016	7.94	0.36	(0.62)	(0.26)	(0.37)	0.00	0.00	(0.37)
03/31/2015	8.96	0.43	(1.00)	(0.57)	(0.43)	(0.02)	0.00	(0.45)
03/31/2014	9.94	0.35	(0.91)	(0.56)	(0.42)	0.00 ^	0.00	(0.42)
02/25/2013 - 03/31/2013	10.00	0.04	(0.06)	(0.02)	(0.04)	0.00	0.00	(0.04)
Class P
04/01/2016 - 09/30/2016+	7.31	0.20	0.38	0.58	(0.20)	0.00	0.00	(0.20)
03/31/2016	7.94	0.36	(0.63)	(0.27)	(0.36)	0.00	0.00	(0.36)
03/31/2015	8.96	0.42	(1.00)	(0.58)	(0.42)	(0.02)	0.00	(0.44)
03/31/2014	9.94	0.37	(0.94)	(0.57)	(0.41)	0.00 ^	0.00	(0.41)
02/25/2013 - 03/31/2013	10.00	0.04	(0.06)	(0.02)	(0.04)	0.00	0.00	(0.04)
Class D
04/01/2016 - 09/30/2016+	7.31	0.19	0.38	0.57	(0.19)	0.00	0.00	(0.19)
03/31/2016	7.94	0.33	(0.62)	(0.29)	(0.34)	0.00	0.00	(0.34)
03/31/2015	8.96	0.39	(1.00)	(0.61)	(0.39)	(0.02)	0.00	(0.41)
03/31/2014	9.94	0.31	(0.91)	(0.60)	(0.38)	0.00 ^	0.00	(0.38)
02/25/2013 - 03/31/2013	10.00	0.03	(0.06)	(0.03)	(0.03)	0.00	0.00	(0.03)
Class A
04/01/2016 - 09/30/2016+	7.31	0.19	0.38	0.57	(0.19)	0.00	0.00	(0.19)
03/31/2016	7.94	0.34	(0.63)	(0.29)	(0.34)	0.00	0.00	(0.34)
03/31/2015	8.96	0.39	(1.00)	(0.61)	(0.39)	(0.02)	0.00	(0.41)
03/31/2014	9.94	0.32	(0.92)	(0.60)	(0.38)	0.00 ^	0.00	(0.38)
02/25/2013 - 03/31/2013	10.00	0.04	(0.06)	(0.02)	(0.04)	0.00	0.00	(0.04)
Class C
04/01/2016 - 09/30/2016+	7.31	0.16	0.38	0.54	(0.16)	0.00	0.00	(0.16)
03/31/2016	7.94	0.28	(0.63)	(0.35)	(0.28)	0.00	0.00	(0.28)
03/31/2015	8.96	0.33	(1.00)	(0.67)	(0.33)	(0.02)	0.00	(0.35)
03/31/2014	9.94	0.22	(0.88)	(0.66)	(0.32)	0.00 ^	0.00	(0.32)
02/25/2013 - 03/31/2013	10.00	0.03	(0.06)	(0.03)	(0.03)	0.00	0.00	(0.03)

PIMCO Foreign Bond Fund (Unhedged)
Institutional Class
04/01/2016 - 09/30/2016+	$9.66	$0.15	$0.40	$0.55	$(0.11)	$0.00	$0.00	$(0.11)
03/31/2016	9.62	0.23	(0.02)	0.21	0.00	(0.03)	(0.14)	(0.17)
03/31/2015	10.34	0.27	(0.77)	(0.50)	(0.22)	0.00	0.00	(0.22)
03/31/2014	10.41	0.29	(0.10)	0.19	(0.15)	0.00	(0.11)	(0.26)
03/31/2013	10.87	0.30	(0.05)	0.25	(0.37)	(0.34)	0.00	(0.71)
03/31/2012	10.66	0.29	0.46	0.75	(0.54)	0.00	0.00	(0.54)
Class P
04/01/2016 - 09/30/2016+	9.66	0.14	0.41	0.55	(0.11)	0.00	0.00	(0.11)
03/31/2016	9.62	0.22	(0.02)	0.20	0.00	(0.03)	(0.13)	(0.16)
03/31/2015	10.34	0.26	(0.77)	(0.51)	(0.21)	0.00	0.00	(0.21)
03/31/2014	10.41	0.28	(0.10)	0.18	(0.14)	0.00	(0.11)	(0.25)
03/31/2013	10.87	0.28	(0.04)	0.24	(0.36)	(0.34)	0.00	(0.70)
03/31/2012	10.66	0.28	0.46	0.74	(0.53)	0.00	0.00	(0.53)

24	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income		Portfolio Turnover Rate

$8.93	2.98%	$7,587	2.02	%*	2.02	%*	2.00	%*	2.00	%*	2.03	%*	35%
8.75	(2.39)	8,329	2.01		2.01		2.00		2.00		1.42		64
9.09	(9.75)	13,839	2.00		2.00		2.00		2.00		0.91		76
10.18	(3.24)	29,694	2.00		2.00		2.00		2.00		0.26		53
10.55	1.24	49,064	2.00		2.00		2.00		2.00		0.41		58
10.53	(2.86)	64,148	2.00		2.00		2.00		2.00		0.38		49

$7.69	8.04%	$359,168	0.11	%*	0.99	%*	0.11	%*	0.99	%*	5.28	%*	8%
7.31	(3.24)	340,542	0.04		0.99		0.04		0.99		4.91		42
7.94	(6.67)	403,846	0.04		0.99		0.04		0.99		4.91		28
8.96	(5.59)	315,036	0.07		0.99		0.07		0.99		3.86		29
9.94	(0.21)	3,907	0.05	*	12.24	*	0.05	*	12.24	*	4.20	*	16

7.69	7.98	4,211	0.21	*	1.09	*	0.21	*	1.09	*	5.18	*	8
7.31	(3.34)	4,004	0.14		1.09		0.14		1.09		4.76		42
7.94	(6.77)	8,669	0.14		1.09		0.14		1.09		4.79		28
8.96	(5.69)	9,878	0.17		1.09		0.17		1.09		4.15		29
9.94	(0.22)	49	0.15	*	12.34	*	0.15	*	12.34	*	4.21	*	16

7.69	7.82	1,763	0.51	*	1.39	*	0.51	*	1.39	*	4.87	*	8
7.31	(3.63)	1,874	0.44		1.39		0.44		1.39		4.48		42
7.94	(7.05)	3,319	0.44		1.39		0.44		1.39		4.45		28
8.96	(5.96)	8,994	0.47		1.39		0.47		1.39		3.41		29
9.94	(0.25)	1,099	0.45	*	12.64	*	0.45	*	12.64	*	3.63	*	16

7.69	7.82	1,533	0.51	*	1.39	*	0.51	*	1.39	*	4.88	*	8
7.31	(3.63)	1,427	0.44		1.39		0.44		1.39		4.48		42
7.94	(7.05)	2,856	0.44		1.39		0.44		1.39		4.46		28
8.96	(5.97)	4,580	0.47		1.39		0.47		1.39		3.51		29
9.94	(0.25)	220	0.45	*	12.64	*	0.45	*	12.64	*	3.92	*	16

7.69	7.42	431	1.26	*	2.14	*	1.26	*	2.14	*	4.17	*	8
7.31	(4.35)	318	1.19		2.14		1.19		2.14		3.77		42
7.94	(7.74)	378	1.19		2.14		1.19		2.14		3.77		28
8.96	(6.66)	436	1.22		2.14		1.22		2.14		2.41		29
9.94	(0.31)	47	1.20	*	13.39	*	1.20	*	13.39	*	3.51	*	16

$10.10	5.76%	$653,511	0.59	%*	0.59	%*	0.50	%*	0.50	%*	2.91	%*	109%
9.66	2.31	715,413	0.52		0.52		0.50		0.50		2.50		327
9.62	(4.92)	1,244,376	0.54		0.54		0.50		0.50		2.67		312
10.34	1.86	1,503,661	0.52		0.52		0.50		0.50		2.86		187
10.41	2.08	3,738,584	0.53		0.53		0.50		0.50		2.70		424
10.87	7.06	3,471,189	0.50		0.50		0.50		0.50		2.61		486

10.10	5.71	70,781	0.69	*	0.69	*	0.60	*	0.60	*	2.82	*	109
9.66	2.21	73,243	0.62		0.62		0.60		0.60		2.40		327
9.62	(5.02)	104,780	0.64		0.64		0.60		0.60		2.54		312
10.34	1.76	101,674	0.62		0.62		0.60		0.60		2.80		187
10.41	1.98	182,025	0.63		0.63		0.60		0.60		2.58		424
10.87	6.95	150,685	0.60		0.60		0.60		0.60		2.50		486

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	25

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Foreign Bond Fund (Unhedged) (Cont.)
Administrative Class
04/01/2016 - 09/30/2016+	$9.66	$0.13	$0.41	$0.54	$(0.10)	$0.00	$0.00	$(0.10)
03/31/2016	9.62	0.21	(0.02)	0.19	0.00	(0.03)	(0.12)	(0.15)
03/31/2015	10.34	0.24	(0.76)	(0.52)	(0.20)	0.00	0.00	(0.20)
03/31/2014	10.41	0.27	(0.11)	0.16	(0.12)	0.00	(0.11)	(0.23)
03/31/2013	10.87	0.27	(0.04)	0.23	(0.35)	(0.34)	0.00	(0.69)
03/31/2012	10.66	0.26	0.46	0.72	(0.51)	0.00	0.00	(0.51)
Class D
04/01/2016 - 09/30/2016+	9.66	0.13	0.40	0.53	(0.09)	0.00	0.00	(0.09)
03/31/2016	9.62	0.20	(0.02)	0.18	0.00	(0.03)	(0.11)	(0.14)
03/31/2015	10.34	0.23	(0.77)	(0.54)	(0.18)	0.00	0.00	(0.18)
03/31/2014	10.41	0.25	(0.11)	0.14	(0.10)	0.00	(0.11)	(0.21)
03/31/2013	10.87	0.25	(0.04)	0.21	(0.33)	(0.34)	0.00	(0.67)
03/31/2012	10.66	0.25	0.45	0.70	(0.49)	0.00	0.00	(0.49)
Class A
04/01/2016 - 09/30/2016+	9.66	0.13	0.40	0.53	(0.09)	0.00	0.00	(0.09)
03/31/2016	9.62	0.19	(0.01)	0.18	0.00	(0.03)	(0.11)	(0.14)
03/31/2015	10.34	0.24	(0.78)	(0.54)	(0.18)	0.00	0.00	(0.18)
03/31/2014	10.41	0.25	(0.11)	0.14	(0.10)	0.00	(0.11)	(0.21)
03/31/2013	10.87	0.26	(0.05)	0.21	(0.33)	(0.34)	0.00	(0.67)
03/31/2012	10.66	0.24	0.46	0.70	(0.49)	0.00	0.00	(0.49)
Class C
04/01/2016 - 09/30/2016+	9.66	0.09	0.41	0.50	(0.06)	0.00	0.00	(0.06)
03/31/2016	9.62	0.13	(0.02)	0.11	0.00	(0.02)	(0.05)	(0.07)
03/31/2015	10.34	0.16	(0.77)	(0.61)	(0.11)	0.00	0.00	(0.11)
03/31/2014	10.41	0.18	(0.11)	0.07	(0.03)	0.00	(0.11)	(0.14)
03/31/2013	10.87	0.17	(0.05)	0.12	(0.24)	(0.34)	0.00	(0.58)
03/31/2012	10.66	0.16	0.46	0.62	(0.41)	0.00	0.00	(0.41)

PIMCO Global Advantage® Strategy Bond Fund
Institutional Class
04/01/2016 - 09/30/2016+	$10.06	$0.18	$0.36	$0.54	$(0.13)	$0.00	$0.00	$(0.13)
03/31/2016	10.38	0.22	(0.32)	(0.10)	0.00	0.00	(0.22)	(0.22)
03/31/2015	11.25	0.25	(0.84)	(0.59)	0.00	(0.03)	(0.25)	(0.28)
03/31/2014	11.56	0.25	(0.19)	0.06	(0.22)	(0.11)	(0.04)	(0.37)
03/31/2013	11.47	0.22	0.22	0.44	(0.23)	(0.12)	0.00	(0.35)
03/31/2012	11.28	0.31	0.32	0.63	(0.43)	(0.01)	0.00	(0.44)
Class P
04/01/2016 - 09/30/2016+	10.06	0.18	0.35	0.53	(0.12)	0.00	0.00	(0.12)
03/31/2016	10.38	0.22	(0.33)	(0.11)	0.00	0.00	(0.21)	(0.21)
03/31/2015	11.25	0.33	(0.93)	(0.60)	0.00	(0.03)	(0.24)	(0.27)
03/31/2014	11.56	0.24	(0.19)	0.05	(0.21)	(0.11)	(0.04)	(0.36)
03/31/2013	11.47	0.20	0.23	0.43	(0.22)	(0.12)	0.00	(0.34)
03/31/2012	11.28	0.29	0.33	0.62	(0.42)	(0.01)	0.00	(0.43)
Class D
04/01/2016 - 09/30/2016+	10.06	0.16	0.36	0.52	(0.11)	0.00	0.00	(0.11)
03/31/2016	10.38	0.18	(0.32)	(0.14)	0.00	0.00	(0.18)	(0.18)
03/31/2015	11.25	0.23	(0.86)	(0.63)	0.00	(0.03)	(0.21)	(0.24)
03/31/2014	11.56	0.20	(0.18)	0.02	(0.18)	(0.11)	(0.04)	(0.33)
03/31/2013	11.47	0.17	0.22	0.39	(0.18)	(0.12)	0.00	(0.30)
03/31/2012	11.28	0.26	0.33	0.59	(0.39)	(0.01)	0.00	(0.40)
Class A
04/01/2016 - 09/30/2016+	10.06	0.16	0.36	0.52	(0.11)	0.00	0.00	(0.11)
03/31/2016	10.38	0.18	(0.32)	(0.14)	0.00	0.00	(0.18)	(0.18)
03/31/2015	11.25	0.23	(0.86)	(0.63)	0.00	(0.03)	(0.21)	(0.24)
03/31/2014	11.56	0.20	(0.18)	0.02	(0.18)	(0.11)	(0.04)	(0.33)
03/31/2013	11.47	0.17	0.22	0.39	(0.18)	(0.12)	0.00	(0.30)
03/31/2012	11.28	0.26	0.32	0.58	(0.38)	(0.01)	0.00	(0.39)

26	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income		Portfolio Turnover Rate

$10.10	5.63%	$23,924	0.84	%*	0.84	%*	0.75	%*	0.75	%*	2.64	%*	109%
9.66	2.06	18,614	0.77		0.77		0.75		0.75		2.21		327
9.62	(5.16)	17,139	0.79		0.79		0.75		0.75		2.38		312
10.34	1.61	16,727	0.77		0.77		0.75		0.75		2.67		187
10.41	1.86	20,550	0.78		0.78		0.75		0.75		2.46		424
10.87	6.79	17,150	0.75		0.75		0.75		0.75		2.37		486

10.10	5.55	412,205	0.99	*	0.99	*	0.90	*	0.90	*	2.53	*	109
9.66	1.90	338,436	0.92		0.92		0.90		0.90		2.11		327
9.62	(5.30)	485,559	0.94		0.94		0.90		0.90		2.27		312
10.34	1.45	572,446	0.92		0.92		0.90		0.90		2.51		187
10.41	1.67	772,164	0.93		0.93		0.90		0.90		2.30		424
10.87	6.63	625,799	0.90		0.90		0.90		0.90		2.22		486

10.10	5.55	86.554	0.99	*	0.99	*	0.90	*	0.90	*	2.52	*	109
9.66	1.91	89,231	0.92		0.92		0.90		0.90		2.09		327
9.62	(5.30)	115,075	0.94		0.94		0.90		0.90		2.36		312
10.34	1.46	209,289	0.92		0.92		0.90		0.90		2.51		187
10.41	1.67	335,706	0.93		0.93		0.90		0.90		2.32		424
10.87	6.63	422,001	0.90	(f)	0.90	(f)	0.90	(f)	0.90	(f)	2.21		486

10.10	5.15	24,055	1.74	*	1.74	*	1.65	*	1.65	*	1.77	*	109
9.66	1.14	25,357	1.67		1.67		1.65		1.65		1.36		327
9.62	(6.00)	36,759	1.69		1.69		1.65		1.65		1.56		312
10.34	0.70	55,472	1.67		1.67		1.65		1.65		1.76		187
10.41	0.92	88,316	1.68		1.68		1.65		1.65		1.56		424
10.87	5.83	97,963	1.65	(f)	1.65	(f)	1.65	(f)	1.65	(f)	1.46		486

$10.47	5.38%	$670,123	0.77	%*	0.77	%*	0.70	%*	0.70	%*	3.54	%*	168%
10.06	(0.92)	903,363	0.74		0.74		0.70		0.70		2.17		263
10.38	(5.34)	1,719,172	0.71		0.71		0.70		0.70		2.22		141
11.25	0.57	2,998,065	0.70		0.70		0.70		0.70		2.20		241
11.56	3.83	4,904,822	0.70		0.70		0.70		0.70		1.86		385
11.47	5.65	3,997,936	0.70		0.70		0.70		0.70		2.68		415

10.47	5.33	4,168	0.87	*	0.87	*	0.80	*	0.80	*	3.43	*	168
10.06	(1.02)	4,354	0.84		0.84		0.80		0.80		2.13		263
10.38	(5.43)	15,463	0.81		0.81		0.80		0.80		2.94		141
11.25	0.47	27,308	0.80		0.80		0.80		0.80		2.11		241
11.56	3.73	71,695	0.80		0.80		0.80		0.80		1.77		385
11.47	5.55	56,644	0.80		0.80		0.80		0.80		2.54		415

10.47	5.17	5,981	1.17	*	1.17	*	1.10	*	1.10	*	3.10	*	168
10.06	(1.32)	6,575	1.14		1.14		1.10		1.10		1.79		263
10.38	(5.72)	15,229	1.11		1.11		1.10		1.10		2.04		141
11.25	0.17	35,023	1.10		1.10		1.10		1.10		1.81		241
11.56	3.42	69,613	1.10		1.10		1.10		1.10		1.47		385
11.47	5.24	101,359	1.10		1.10		1.10		1.10		2.28		415

10.47	5.17	12,017	1.17	*	1.17	*	1.10	*	1.10	*	3.12	*	168
10.06	(1.32)	14,080	1.14		1.14		1.10		1.10		1.79		263
10.38	(5.72)	24,495	1.11		1.11		1.10		1.10		2.07		141
11.25	0.17	50,863	1.10		1.10		1.10		1.10		1.82		241
11.56	3.42	135,127	1.10		1.10		1.10		1.10		1.47		385
11.47	5.24	158,712	1.10		1.10		1.10		1.10		2.26		415

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	27

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Global Advantage® Strategy Bond Fund (Cont.)
Class C
04/01/2016 - 09/30/2016+	$10.06	$0.12	$0.36	$0.48	$(0.07)	$0.00	$0.00	$(0.07)
03/31/2016	10.38	0.10	(0.31)	(0.21)	0.00	0.00	(0.11)	(0.11)
03/31/2015	11.25	0.14	(0.85)	(0.71)	0.00	(0.02)	(0.14)	(0.16)
03/31/2014	11.56	0.12	(0.19)	(0.07)	(0.09)	(0.11)	(0.04)	(0.24)
03/31/2013	11.47	0.08	0.23	0.31	(0.10)	(0.12)	0.00	(0.22)
03/31/2012	11.28	0.17	0.33	0.50	(0.30)	(0.01)	0.00	(0.31)
Class R
04/01/2016 - 09/30/2016+	10.06	0.15	0.35	0.50	(0.09)	0.00	0.00	(0.09)
03/31/2016	10.38	0.15	(0.31)	(0.16)	0.00	0.00	(0.16)	(0.16)
03/31/2015	11.25	0.14	(0.80)	(0.66)	0.00	(0.03)	(0.18)	(0.21)
03/31/2014	11.56	0.18	(0.19)	(0.01)	(0.15)	(0.11)	(0.04)	(0.30)
03/31/2013	11.47	0.14	0.22	0.36	(0.15)	(0.12)	0.00	(0.27)
03/31/2012	11.28	0.23	0.33	0.56	(0.36)	(0.01)	0.00	(0.37)

PIMCO Global Bond Fund (Unhedged)
Institutional Class
04/01/2016 - 09/30/2016+	$9.18	$0.12	$0.41	$0.53	$(0.11)	$0.00	$0.00	$(0.11)
03/31/2016	9.12	0.20	0.03	0.23	(0.00)^	0.00	(0.17)	(0.17)
03/31/2015	9.51	0.24	(0.41)	(0.17)	(0.22)	0.00	0.00	(0.22)
03/31/2014	9.74	0.26	(0.25)	0.01	(0.01)	0.00	(0.23)	(0.24)
03/31/2013	10.07	0.28	0.16	0.44	(0.47)	(0.30)	0.00	(0.77)
03/31/2012	9.80	0.29	0.52	0.81	(0.41)	(0.13)	0.00	(0.54)
Class P
04/01/2016 - 09/30/2016+	9.18	0.12	0.41	0.53	(0.11)	0.00	0.00	(0.11)
03/31/2016	9.12	0.19	0.03	0.22	(0.00)^	0.00	(0.16)	(0.16)
03/31/2015	9.51	0.23	(0.41)	(0.18)	(0.21)	0.00	0.00	(0.21)
03/31/2014	9.74	0.25	(0.25)	0.00	(0.01)	0.00	(0.22)	(0.23)
03/31/2013	10.07	0.26	0.17	0.43	(0.46)	(0.30)	0.00	(0.76)
03/31/2012	9.80	0.28	0.52	0.80	(0.40)	(0.13)	0.00	(0.53)
Administrative Class
04/01/2016 - 09/30/2016+	9.18	0.11	0.41	0.52	(0.10)	0.00	0.00	(0.10)
03/31/2016	9.12	0.18	0.02	0.20	(0.00)^	0.00	(0.14)	(0.14)
03/31/2015	9.51	0.22	(0.41)	(0.19)	(0.20)	0.00	0.00	(0.20)
03/31/2014	9.74	0.24	(0.25)	(0.01)	(0.01)	0.00	(0.21)	(0.22)
03/31/2013	10.07	0.26	0.15	0.41	(0.44)	(0.30)	0.00	(0.74)
03/31/2012	9.80	0.26	0.53	0.79	(0.39)	(0.13)	0.00	(0.52)
Class D
04/01/2016 - 09/30/2016+	9.18	0.10	0.41	0.51	(0.09)	0.00	0.00	(0.09)
03/31/2016	9.12	0.17	0.02	0.19	(0.00)^	0.00	(0.13)	(0.13)
03/31/2015	9.51	0.21	(0.41)	(0.20)	(0.19)	0.00	0.00	(0.19)
03/31/2014	9.74	0.22	(0.25)	(0.03)	(0.01)	0.00	(0.19)	(0.20)
03/31/2013	10.07	0.24	0.16	0.40	(0.43)	(0.30)	0.00	(0.73)
03/31/2012	9.80	0.25	0.52	0.77	(0.37)	(0.13)	0.00	(0.50)

PIMCO Global Bond Fund (U.S. Dollar-Hedged)
Institutional Class
04/01/2016 - 09/30/2016+	$10.00	$0.12	$0.39	$0.51	$(0.09)	$0.00	$0.00	$(0.09)
03/31/2016	10.59	0.17	(0.20)	(0.03)	(0.44)	(0.12)	0.00	(0.56)
03/31/2015	10.29	0.23	0.74	0.97	(0.67)	0.00	0.00	(0.67)
03/31/2014	10.56	0.24	(0.19)	0.05	(0.22)	(0.10)	0.00	(0.32)
03/31/2013	10.34	0.24	0.65	0.89	(0.36)	(0.31)	0.00	(0.67)
03/31/2012	9.78	0.28	0.64	0.92	(0.34)	(0.02)	0.00	(0.36)

28	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income		Portfolio Turnover Rate

$10.47	4.77%	$6,965	1.92	%*	1.92	%*	1.85	%*	1.85	%*	2.38	%*	168%
10.06	(2.05)	7,692	1.89		1.89		1.85		1.85		1.04		263
10.38	(6.42)	13,106	1.86		1.86		1.85		1.85		1.28		141
11.25	(0.57)	23,362	1.85		1.85		1.85		1.85		1.06		241
11.56	2.65	37,482	1.85		1.85		1.85		1.85		0.73		385
11.47	4.45	39,503	1.85		1.85		1.85		1.85		1.50		415

10.47	5.03	3,310	1.42	*	1.42		1.35	*	1.35	*	2.89	*	168
10.06	(1.56)	3,740	1.39		1.39		1.35		1.35		1.53		263
10.38	(5.95)	5,220	1.36		1.36		1.35		1.35		1.28		141
11.25	(0.08)	5,740	1.35		1.35		1.35		1.35		1.56		241
11.56	3.16	6,712	1.35		1.35		1.35		1.35		1.22		385
11.47	4.98	6,470	1.35		1.35		1.35		1.35		2.00		415

$9.60	5.84%	$382,971	0.58	%*	0.58	%*	0.55	%*	0.55	%*	2.58	%*	193%
9.18	2.54	409,319	0.57		0.57		0.55		0.55		2.29		380
9.12	(1.82)	495,294	0.57		0.57		0.55		0.55		2.58		358
9.51	0.18	654,419	0.56		0.56		0.55		0.55		2.78		161
9.74	4.15	782,717	0.58		0.58		0.55		0.55		2.76		285
10.07	8.36	885,539	0.55		0.55		0.55		0.55		2.85		267

9.60	5.78	743	0.68	*	0.68	*	0.65	*	0.65	*	2.50	*	193
9.18	2.44	753	0.67		0.67		0.65		0.65		2.18		380
9.12	(1.92)	972	0.67		0.67		0.65		0.65		2.46		358
9.51	0.08	1,200	0.66		0.66		0.65		0.65		2.62		161
9.74	4.05	3,855	0.68		0.68		0.65		0.65		2.57		285
10.07	8.25	1,020	0.65		0.65		0.65		0.65		2.75		267

9.60	5.71	127,542	0.83	*	0.83	*	0.80	*	0.80	*	2.33	*	193
9.18	2.29	121,198	0.82		0.82		0.80		0.80		2.04		380
9.12	(2.06)	144,369	0.82		0.82		0.80		0.80		2.31		358
9.51	(0.07)	180,999	0.81		0.81		0.80		0.80		2.52		161
9.74	3.89	237,905	0.83		0.83		0.80		0.80		2.50		285
10.07	8.09	239,957	0.80		0.80		0.80		0.80		2.60		267

9.60	5.62	16,484	0.98	*	0.98	*	0.95	*	0.95	*	2.19	*	193
9.18	2.13	18,517	0.97		0.97		0.95		0.95		1.90		380
9.12	(2.21)	23,786	0.97		0.97		0.95		0.95		2.19		358
9.51	(0.22)	37,291	0.96		0.96		0.95		0.95		2.36		161
9.74	3.74	62,806	0.98		0.98		0.95		0.95		2.34		285
10.07	7.93	55,839	0.95		0.95		0.95		0.95		2.45		267

$10.42	5.13%	$512,045	0.57	%*	0.57	%*	0.55	%*	0.55	%*	2.27	%*	176%
10.00	(0.09)	492,168	0.57		0.57		0.55		0.55		1.64		354
10.59	9.68	397,372	0.56		0.56		0.55		0.55		2.16		338
10.29	0.49	365,991	0.56		0.56		0.55		0.55		2.34		181
10.56	8.77	448,928	0.57		0.57		0.55		0.55		2.24		361
10.34	9.56	240,055	0.55		0.55		0.55		0.55		2.78		348

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	29

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Global Bond Fund (U.S. Dollar-Hedged) (Cont.)
Class P
04/01/2016 - 09/30/2016+	$10.00	$0.11	$0.40	$0.51	$(0.09)	$0.00	$0.00	$(0.09)
03/31/2016	10.59	0.16	(0.20)	(0.04)	(0.43)	(0.12)	0.00	(0.55)
03/31/2015	10.29	0.21	0.75	0.96	(0.66)	0.00	0.00	(0.66)
03/31/2014	10.56	0.23	(0.19)	0.04	(0.21)	(0.10)	0.00	(0.31)
03/31/2013	10.34	0.23	0.65	0.88	(0.35)	(0.31)	0.00	(0.66)
03/31/2012	9.78	0.27	0.64	0.91	(0.33)	(0.02)	0.00	(0.35)
Administrative Class
04/01/2016 - 09/30/2016+	10.00	0.11	0.39	0.50	(0.08)	0.00	0.00	(0.08)
03/31/2016	10.59	0.14	(0.19)	(0.05)	(0.42)	(0.12)	0.00	(0.54)
03/31/2015	10.29	0.20	0.75	0.95	(0.65)	0.00	0.00	(0.65)
03/31/2014	10.56	0.21	(0.19)	0.02	(0.19)	(0.10)	0.00	(0.29)
03/31/2013	10.34	0.21	0.65	0.86	(0.33)	(0.31)	0.00	(0.64)
03/31/2012	9.78	0.25	0.65	0.90	(0.32)	(0.02)	0.00	(0.34)
Class A
04/01/2016 - 09/30/2016+	10.00	0.10	0.39	0.49	(0.07)	0.00	0.00	(0.07)
03/31/2016	10.59	0.14	(0.20)	(0.06)	(0.41)	(0.12)	0.00	(0.53)
03/31/2015	10.29	0.19	0.75	0.94	(0.64)	0.00	0.00	(0.64)
03/31/2014	10.56	0.20	(0.19)	0.01	(0.18)	(0.10)	0.00	(0.28)
03/31/2013	10.34	0.20	0.65	0.85	(0.32)	(0.31)	0.00	(0.63)
03/31/2012	9.78	0.25	0.64	0.89	(0.31)	(0.02)	0.00	(0.33)
Class C
04/01/2016 - 09/30/2016+	10.00	0.06	0.39	0.45	(0.03)	0.00	0.00	(0.03)
03/31/2016	10.59	0.06	(0.20)	(0.14)	(0.33)	(0.12)	0.00	(0.45)
03/31/2015	10.29	0.11	0.75	0.86	(0.56)	0.00	0.00	(0.56)
03/31/2014	10.56	0.13	(0.20)	(0.07)	(0.10)	(0.10)	0.00	(0.20)
03/31/2013	10.34	0.12	0.65	0.77	(0.24)	(0.31)	0.00	(0.55)
03/31/2012	9.78	0.18	0.63	0.81	(0.23)	(0.02)	0.00	(0.25)

+	Unaudited
*	Annualized
^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(d) in the Notes to Financial Statements for more information.

(c)	Effective October 1, 2014, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.50%.
(d)	Effective October 1, 2015, the Fund’s advisory fee was decreased by 0.20% to an annual rate of 0.55%.
(e)	Effective October 1, 2012, the Fund’s advisory fee was decreased by 0.10% to an annual rate of 0.75%.
(f)	Effective May 1, 2011, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.40%.

30	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income		Portfolio Turnover Rate

$10.42	5.07%	$57,960	0.67	%*	0.67	%*	0.65	%*	0.65	%*	2.18	%*	176%
10.00	(0.19)	49,706	0.67		0.67		0.65		0.65		1.57		354
10.59	9.58	45,144	0.66		0.66		0.65		0.65		1.96		338
10.29	0.39	22,806	0.66		0.66		0.65		0.65		2.25		181
10.56	8.66	23,985	0.67		0.67		0.65		0.65		2.14		361
10.34	9.45	10,326	0.65		0.65		0.65		0.65		2.70		348

10.42	4.99	8,656	0.82	*	0.82	*	0.80	*	0.80	*	2.05	*	176
10.00	(0.34)	7,322	0.82		0.82		0.80		0.80		1.42		354
10.59	9.41	5,439	0.81		0.81		0.80		0.80		1.87		338
10.29	0.24	3,147	0.81		0.81		0.80		0.80		2.08		181
10.56	8.51	4,887	0.82		0.82		0.80		0.80		2.00		361
10.34	9.28	1,704	0.80		0.80		0.80		0.80		2.50		348

10.42	4.94	71,820	0.92	*	0.92	*	0.90	*	0.90	*	1.94	*	176
10.00	(0.44)	71,768	0.92		0.92		0.90		0.90		1.33		354
10.59	9.30	73,910	0.91		0.91		0.90		0.90		1.80		338
10.29	0.13	65,435	0.91		0.91		0.90		0.90		1.99		181
10.56	8.39	81,766	0.92		0.92		0.90		0.90		1.90		361
10.34	9.17	52,681	0.90	(f)	0.90	(f)	0.90	(f)	0.90	(f)	2.45		348

10.42	4.54	25,715	1.67	*	1.67	*	1.65	*	1.65	*	1.17	*	176
10.00	(1.20)	26,066	1.67		1.67		1.65		1.65		0.58		354
10.59	8.50	26,823	1.66		1.66		1.65		1.65		1.04		338
10.29	(0.61)	23,505	1.66		1.66		1.65		1.65		1.24		181
10.56	7.59	28,449	1.67		1.67		1.65		1.65		1.16		361
10.34	8.36	22,135	1.65	(f)	1.65	(f)	1.65	(f)	1.65	(f)	1.75		348

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	31

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Emerging Markets Bond Fund	PIMCO Emerging Markets Corporate Bond Fund	PIMCO Emerging Markets Currency Fund	PIMCO Emerging Markets Full Spectrum Bond Fund

Assets:
Investments, at value
Investments in securities*	$1,965,009	$129,466	$3,332,994	$406
Investments in Affiliates	25,976	17,200	439,663	367,199
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,256	3	2,506	0
Over the counter	7,047	19	226,896	0
Cash	8,421	1	0	0
Deposits with counterparty	3,103	77	575	0
Foreign currency, at value	1,999	133	1,647	0
Receivable for investments sold	30,951	2,423	711	0
Receivable for investments sold on a delayed-delivery basis	0	0	0	0
Receivable for TBA investments sold	0	0	33,384	0
Receivable for Fund shares sold	2,476	1	40	129
Interest and/or dividends receivable	26,823	1,833	20,560	0
Dividends receivable from Affiliates	35	12	329	1,777
Other assets	0	0	0	0
Total Assets	2,073,096	151,168	4,059,305	369,511

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$40,787	$2,621	$19,118	$0
Payable for sale-buyback transactions	0	0	0	0
Payable for short sales	0	0	16,681	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	436	0	1,077	0
Over the counter	18,892	24	275,021	0
Payable for investments purchased	42,364	1,921	65,670	0
Payable for investments in Affiliates purchased	35	12	332	1,777
Payable for investments purchased on a delayed-delivery basis	0	0	0	0
Payable for TBA investments purchased	0	0	16,690	0
Deposits from counterparty	3,451	0	99,441	0
Payable for Fund shares redeemed	2,642	13	204	541
Distributions payable	1,721	68	35	41
Overdraft due to custodian	0	0	169	0
Accrued investment advisory fees	711	70	1,398	0
Accrued supervisory and administrative fees	653	52	1,248	43
Accrued distribution fees	84	0	9	1
Accrued servicing fees	52	0	5	1
Other liabilities	9	1	17	1
Total Liabilities	111,837	4,782	497,115	2,405

Net Assets	$1,961,259	$146,386	$3,562,190	$367,106

Net Assets Consist of:
Paid in capital	$2,237,220	$219,266	$4,784,834	$448,068
(Overdistributed) net investment income	(7,879)	(486)	(229,968)	(54)
Accumulated undistributed net realized gain (loss)	(233,899)	(67,455)	(930,113)	(70,177)
Net unrealized appreciation (depreciation)	(34,183)	(4,939)	(62,563)	(10,731)

Net Assets	$1,961,259	$146,386	$3,562,190	$367,106

Cost of investments in securities	$1,990,557	$134,458	$3,335,333	$406
Cost of investments in Affiliates	$25,976	$17,200	$439,665	$377,930
Cost of foreign currency held	$2,104	$126	$1,648	$0
Proceeds received on short sales	$0	$0	$16,682	$0
Cost or premiums of financial derivative instruments, net	$(9,316)	$(55)	$(6,404)	$0

* Includes repurchase agreements of:	$6,349	$535	$7,673	$406

†	A zero balance may reflect actual amounts rounding to less than one thousand.

32	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

PIMCO Foreign Bond Fund (Unhedged)	PIMCO Global Advantage® Strategy Bond Fund	PIMCO Global Bond Fund (Unhedged)	PIMCO Global Bond Fund (U.S. Dollar-Hedged)

$1,817,577	$1,035,585	$710,150	$869,062
404	167	2,467	318

3,344	1,974	1,056	1,397
19,153	11,542	4,671	8,317
10	0	0	7
24,108	13,764	6,373	2,608
5,901	15,317	1,569	1,438
332,804	194,039	136,297	176,493
5,556	0	0	0
160,578	138,445	110,946	124,328
2,220	2,634	494	919
11,329	5,610	3,399	4,192
2	1	1	2
20	2	2	2
2,383,006	1,419,080	977,425	1,189,083

$302,753	$161,396	$46,132	$47,653
94,228	44,826	28,876	511
31,698	15,757	16,282	8,781

2,178	1,555	957	1,075
39,603	20,594	11,142	11,490
281,543	166,942	114,574	158,838
2	1	1	2
19,939	0	0	0
334,252	281,219	223,481	279,285
3,511	5,526	6,596	3,210
1,305	544	1,220	1,591
222	3	135	65
0	17,692	0	0
277	250	115	150
342	191	141	194
94	7	31	19
24	5	0	21
5	8	2	2
1,111,976	716,516	449,685	512,887

$1,271,030	$702,564	$527,740	$676,196

$1,272,722	$746,818	$513,804	$669,893
(75,872)	(24,116)	(15,778)	(15,774)
48,435	(9,649)	15,246	(385)
25,745	(10,489)	14,468	22,462

$1,271,030	$702,564	$527,740	$676,196

$1,779,684	$1,040,416	$693,569	$849,771
$404	$167	$2,467	$318
$5,895	$15,342	$1,569	$1,438
$32,071	$16,020	$16,427	$9,006
$(1,376)	$(3,901)	$(1,072)	$(987)

$1,277	$0	$913	$1,160

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	33

Statements of Assets and Liabilities (Cont.)

(Amounts in thousands†, except per share amounts)	PIMCO Emerging Markets Bond Fund	PIMCO Emerging Markets Corporate Bond Fund	PIMCO Emerging Markets Currency Fund	PIMCO Emerging Markets Full Spectrum Bond Fund

Net Assets:
Institutional Class	$1,433,382	$144,168	$3,513,269	$359,168
Class P	123,500	591	6,789	4,211
Administrative Class	6,013	N/A	5,020	N/A
Class D	160,570	134	14,914	1,763
Class A	165,044	998	14,611	1,533
Class C	72,750	495	7,587	431
Class R	N/A	N/A	N/A	N/A

Shares Issued and Outstanding:
Institutional Class	136,098	13,894	393,180	46,720
Class P	11,726	57	760	548
Administrative Class	571	N/A	562	N/A
Class D	15,246	13	1,669	229
Class A	15,670	96	1,635	199
Class C	6,907	48	849	56
Class R	N/A	N/A	N/A	N/A

Net Asset Value Per Share Outstanding:
Institutional Class	$10.53	$10.38	$8.93	$7.69
Class P	10.53	10.38	8.93	7.69
Administrative Class	10.53	N/A	8.93	N/A
Class D	10.53	10.38	8.93	7.69
Class A	10.53	10.38	8.93	7.69
Class C	10.53	10.38	8.93	7.69
Class R	N/A	N/A	N/A	N/A

34	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

PIMCO Foreign Bond Fund (Unhedged)	PIMCO Global Advantage® Strategy Bond Fund	PIMCO Global Bond Fund (Unhedged)	PIMCO Global Bond Fund (U.S. Dollar-Hedged)

$653,511	$670,123	$382,971	$512,045
70,781	4,168	743	57,960
23,924	N/A	127,542	8,656
412,205	5,981	16,484	N/A
86,554	12,017	N/A	71,820
4,055	6,965	N/A	25,715
N/A	3,310	N/A	N/A

64,702	63,991	39,903	49,162
7,008	398	77	5,565
2,369	N/A	13,289	831
40,808	571	1,718	N/A
8,569	1,148	N/A	6,895
2,382	665	N/A	2,469
N/A	316	N/A	N/A

$10.10	$10.47	$9.60	$10.42
10.10	10.47	9.60	10.42
10.10	N/A	9.60	10.42
10.10	10.47	9.60	N/A
10.10	10.47	N/A	10.42
10.10	10.47	N/A	10.42
N/A	10.47	N/A	N/A

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	35

Statements of Operations

Six Months Ended September 30, 2016 (Unaudited)
(Amounts in thousands†)	PIMCO Emerging Markets Bond Fund	PIMCO Emerging Markets Corporate Bond Fund	PIMCO Emerging Markets Currency Fund	PIMCO Emerging Markets Full Spectrum Bond Fund

Investment Income:
Interest, net of foreign taxes*	$51,086	$4,092	$69,917	$0
Dividends	0	0	0	0
Dividends from Investments in Affiliates	432	63	2,681	9,800
Total Income	51,518	4,155	72,598	9,800

Expenses:
Investment advisory fees	3,705	403	8,096	1,073
Supervisory and administrative fees	3,423	295	7,229	732
Distribution and/or servicing fees - Administrative Class	6	0	6	0
Distribution and/or servicing fees - Class D	187	0	20	2
Distribution fees - Class C	275	1	30	2
Distribution fees - Class R	0	0	0	0
Servicing fees - Class A	210	1	20	2
Servicing fees - Class C	92	1	10	1
Servicing fees - Class R	0	0	0	0
Trustee fees	6	1	14	1
Interest expense	40	0	359	0
Miscellaneous expense	0	0	0	1
Total Expenses	7,944	702	15,784	1,814
Waiver and/or Reimbursement by PIMCO	0	0	0	(1,594)
Net Expenses	7,944	702	15,784	220

Net Investment Income	43,574	3,453	56,814	9,580

Net Realized Gain (Loss):
Investments in securities	(7,828)	1,296	42,803	3
Investments in Affiliates	137	8	683	(5,938)
Exchange-traded or centrally cleared financial derivative instruments	(108)	(29)	(2,846)	0
Over the counter financial derivative instruments	(8,741)	(13)	276,397	0
Foreign currency	(330)	7	(321)	0

Net Realized Gain (Loss)	(16,870)	1,269	316,716	(5,935)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	142,358	6,433	54,243	0
Investments in Affiliates	(68)	(3)	(349)	24,086
Exchange-traded or centrally cleared financial derivative instruments	(2,737)	(5)	(420)	0
Over the counter financial derivative instruments	7,996	91	(305,075)	0
Foreign currency assets and liabilities	(86)	(2)	(111)	0

Net Change in Unrealized Appreciation (Depreciation)	147,463	6,514	(251,712)	24,086

Net Increase in Net Assets Resulting from Operations	$174,167	$11,236	$121,818	$27,731

* Foreign tax withholdings	$0	$0	$76	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

36	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

PIMCO Foreign Bond Fund (Unhedged)	PIMCO Global Advantage® Strategy Bond Fund	PIMCO Global Bond Fund (Unhedged)	PIMCO Global Bond Fund (U.S. Dollar-Hedged)

$22,337	$17,818	$8,511	$9,559
6	0	4	1
87	24	35	33
22,430	17,842	8,550	9,593

1,603	1,659	676	843
1,985	1,269	824	1,088
24	0	159	11
432	8	22	0
94	28	0	96
0	4	0	0
114	17	0	93
32	9	0	32
0	5	0	0
5	4	2	2
550	282	92	68
0	0	0	0
4,839	3,285	1,775	2,233
0	0	0	0
4,839	3,285	1,775	2,233

17,591	14,557	6,775	7,360

28,190	18,587	13,228	21,809
7	8	2	2
(7,025)	(6,033)	4,414	4,928
33,316	9,387	2,482	(18,022)
(4,600)	(6,813)	(3,198)	(3,343)

49,888	15,136	16,928	5,374

30,391	7,686	10,703	11,045
0	(6)	0	0
9,741	4,642	(631)	165
(55,318)	(12,649)	(9,172)	1,735
16,971	12,471	5,396	6,773

1,785	12,144	6,296	19,718

$69,264	$41,837	$29,999	$32,452

$0	$45	$0	$0

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	37

Statements of Changes in Net Assets

	PIMCO Emerging Markets Bond Fund		PIMCO Emerging Markets Corporate Bond Fund		PIMCO Emerging Markets Currency Fund		PIMCO Emerging Markets Full Spectrum Bond Fund

(Amounts in thousands†)	Six Months Ended September 30, 2016 (Unaudited)	Year Ended March 31, 2016	Six Months Ended September 30, 2016 (Unaudited)	Year Ended March 31, 2016	Six Months Ended September 30, 2016 (Unaudited)	Year Ended March 31, 2016	Six Months Ended September 30, 2016 (Unaudited)	Year Ended March 31, 2016

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$43,574	$96,698	$3,453	$10,744	$56,814	$129,876	$9,580	$17,518
Net realized gain (loss)	(16,870)	(117,299)	1,269	(38,336)	316,716	(612,917)	(5,935)	(49,119)
Net change in unrealized appreciation (depreciation)	147,463	(6,147)	6,514	19,521	(251,712)	342,930	24,086	15,581

Net Increase (Decrease) in Net Assets Resulting from Operations	174,167	(26,748)	11,236	(8,071)	121,818	(140,111)	27,731	(16,020)

Distributions to Shareholders:
From net investment income
Institutional Class	(31,644)	(73,386)	(3,437)	(10,830)	(51,621)	(47,334)	(9,398)	(17,117)
Class P	(3,251)	(7,920)	(15)	(59)	(97)	(120)	(108)	(251)
Administrative Class	(128)	(324)	0	0	(67)	(52)	0	0
Class D	(3,879)	(7,637)	(3)	(9)	(197)	(175)	(44)	(106)
Class A	(4,362)	(9,193)	(22)	(60)	(199)	(162)	(36)	(97)
Class C	(1,627)	(3,353)	(8)	(20)	(71)	(55)	(10)	(12)
Class R	0	0	0	0	0	0	0	0
From net realized capital gains
Institutional Class	0	(7,712)	0	0	0	0	0	0
Class P	0	(729)	0	0	0	0	0	0
Administrative Class	0	(29)	0	0	0	0	0	0
Class D	0	(801)	0	0	0	0	0	0
Class A	0	(958)	0	0	0	0	0	0
Class C	0	(432)	0	0	0	0	0	0
Class R	0	0	0	0	0	0	0	0
Tax basis return of capital
Institutional Class	0	0	0	0	0	(80,056)	0	0
Class P	0	0	0	0	0	(202)	0	0
Administrative Class	0	0	0	0	0	(89)	0	0
Class D	0	0	0	0	0	(295)	0	0
Class A	0	0	0	0	0	(274)	0	0
Class C	0	0	0	0	0	(94)	0	0
Class R	0	0	0	0	0	0	0	0

Total Distributions(a)	(44,891)	(112,474)	(3,485)	(10,978)	(52,252)	(128,908)	(9,596)	(17,583)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	312,311	(682,462)	(2,879)	(140,684)	(468,553)	(1,883,700)	806	(37,300)

Total Increase (Decrease) in Net Assets	441,587	(821,684)	4,872	(159,733)	(398,987)	(2,152,719)	18,941	(70,903)

Net Assets:
Beginning of period	1,519,672	2,341,356	141,514	301,247	3,961,177	6,113,896	348,165	419,068
End of period*	$1,961,259	$1,519,672	$146,386	$141,514	$3,562,190	$3,961,177	$367,106	$348,165

*Including (overdistributed) net investment income of:	$(7,879)	$(6,562)	$(486)	$(454)	$(229,968)	$(234,530)	$(54)	$(38)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(d) in the Notes to Financial Statements for more information.

38	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

PIMCO Foreign Bond Fund (Unhedged)		PIMCO Global Advantage® Strategy Bond Fund		PIMCO Global Bond Fund (Unhedged)		PIMCO Global Bond Fund (U.S. Dollar-Hedged)

Six Months Ended September 30, 2016 (Unaudited)	Year Ended March 31, 2016	Six Months Ended September 30, 2016 (Unaudited)	Year Ended March 31, 2016	Six Months Ended September 30, 2016 (Unaudited)	Year Ended March 31, 2016	Six Months Ended September 30, 2016 (Unaudited)	Year Ended March 31, 2016

$17,591	$37,056	$14,557	$32,025	$6,775	$12,742	$7,360	$8,926
49,888	(126,636)	15,136	(111,449)	16,928	(21,203)	5,374	(6,705)
1,785	95,053	12,144	44,379	6,296	19,608	19,718	(1,181)

69,264	5,473	41,837	(35,045)	29,999	11,147	32,452	1,040

(8,253)	0	(9,920)	0	(4,701)	(19)	(4,467)	(20,385)
(786)	0	(50)	0	(10)	0	(451)	(1,922)
(192)	0	0	0	(1,354)	(5)	(65)	(280)
(3,245)	0	(65)	0	(171)	(1)	0	0
(855)	0	(139)	0	0	0	(521)	(2,999)
(142)	0	(50)	0	0	0	(84)	(861)
0	0	(33)	0	0	0	0	0

0	(3,968)	0	0	0	0	0	(5,783)
0	(288)	0	0	0	0	0	(541)
0	(61)	0	0	0	0	0	(83)
0	(1,140)	0	0	0	0	0	0
0	(304)	0	0	0	0	0	(896)
0	(45)	0	0	0	0	0	(318)
0	(14,861)	0	(32,447)	0	(7,966)	0	0

0	(1,078)	0	(199)	0	(15)	0	0
0	(227)	0	0	0	(2,063)	0	0
0	(4,268)	0	(160)	0	(289)	0	0
0	(1,139)	0	(339)	0	0	0	0
0	(168)	0	(111)	0	0	0	0
0	0	0	(68)	0	0	0	0
0	0	0	0	0	0	0	0

(13,473)	(27,547)	(10,257)	(33,324)	(6,236)	(10,358)	(5,588)	(34,068)

(45,055)	(721,320)	(268,820)	(784,512)	(45,810)	(115,423)	2,302	131,370

10,736	(743,394)	(237,240)	(852,881)	(22,047)	(114,634)	29,166	98,342

1,260,294	2,003,688	939,804	1,792,685	549,787	664,421	647,030	548,688
$1,271,030	$1,260,294	$702,564	$939,804	$527,740	$549,787	$676,196	$647,030

$(75,872)	$(79,990)	$(24,116)	$(28,416)	$(15,778)	$(16,317)	$(15,774)	$(17,546)

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	39

Statements of Cash Flows

Six Months Ended September 30, 2016 (Unaudited)
(Amounts in thousands†)	PIMCO Foreign Bond Fund (Unhedged)	PIMCO Global Advantage® Strategy Bond Fund

Cash Flows Provided by (Used for) Operating Activities:

Net increase in net assets resulting from operations	$69,264	$41,837

Adjustments to Reconcile Net Increase in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:
Purchases of long-term securities	(1,634,824)	(1,630,871)
Proceeds from sales of long-term securities	1,582,102	1,728,467
(Purchases) Proceeds from sales of short-term portfolio investments, net	(133,285)	37,867
(Increase) in deposits with counterparty	(17,958)	(9,133)
(Increase) decrease in receivable for investments sold	(124,711)	17,887
(Increase) decrease in interest and/or dividends receivable	(916)	2,362
(Increase) decrease in dividends receivable from Affiliates	(1)	11
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	789	(2,145)
Proceeds from over the counter financial derivative instruments	35,467	9,226
Increase in payable for investments purchased	255,779	83,590
(Decrease) in deposits from counterparty	(28,640)	(5,645)
Increase (decrease) in accrued investment advisory fees	9	(63)
Increase (decrease) in accrued supervisory and administrative fees	12	(48)
Increase in accrued distribution fees	4	0
Proceeds from (Payments on) short sales transactions, net	(33,301)	11,400
Proceeds from foreign currency transactions	9,793	5,283
Increase (decrease) in other liabilities	1	(22)
Net Realized (Gain) Loss
Investments in securities	(28,190)	(18,587)
Investments in Affiliates	(7)	(8)
Exchange-traded or centrally cleared financial derivative instruments	7,025	6,033
Over the counter financial derivative instruments	(33,316)	(9,387)
Foreign currency	4,600	6,813
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(30,391)	(7,686)
Investments in Affiliates	0	6
Exchange-traded or centrally cleared financial derivative instruments	(9,741)	(4,642)
Over the counter financial derivative instruments	55,318	12,649
Foreign currency assets and liabilities	(16,971)	(12,471)
Net amortization (accretion) on investments	3,810	1,002

Net Cash Provided by (Used for) Operating Activities	(122,279)	263,725

Cash Flows Received from (Used for) Financing Activities:
Proceeds from shares sold	262,517	76,369
Payments on shares redeemed	(321,456)	(358,324)
Increase in overdraft due to custodian	0	17,692
Cash distributions paid*	(1,650)	(138)
Proceeds from reverse repurchase agreements	697,224	734,196
Payments on reverse repurchase agreements	(564,229)	(627,428)
Proceeds from sale-buyback transactions	267,118	316,968
Payments on sale-buyback transactions	(215,355)	(411,025)

Net Cash Received from (Used for) Financing Activities	124,169	(251,690)

Net Increase in Cash and Foreign Currency	1,890	12,035

Cash and Foreign Currency:
Beginning of period	4,021	3,282
End of period	$5,911	$15,317

* Reinvestment of distributions	$11,760	$10,121

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during period	$489	$181

†	A zero balance may reflect actual amounts rounding to less than one thousand.

40	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Emerging Markets Bond Fund

September 30, 2016 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.2%

ARGENTINA 5.4%

SOVEREIGN ISSUES 5.4%
Argentina Bonar Bond
8.750% due 05/07/2024		$3,200	$3,725
Argentine Government International Bond
2.500% due 12/31/2038		14,800	10,582
6.250% due 04/22/2019		8,900	9,461
6.625% due 07/06/2028		900	954
6.875% due 04/22/2021		6,860	7,484
7.125% due 07/06/2036		3,300	3,506
7.500% due 04/22/2026		26,000	29,406
7.625% due 04/22/2046		6,000	6,783
8.750% due 06/02/2017		12,300	12,866
18.200% due 10/03/2021 (a)	ARS	276,200	17,982
Provincia de Buenos Aires
9.125% due 03/16/2024		$700	785
9.950% due 06/09/2021 (h)		1,200	1,383
10.875% due 01/26/2021 (h)		1,000	1,175
Provincia de Cordoba
7.125% due 06/10/2021		550	579

Total Argentina (Cost $101,318)			106,671

AZERBAIJAN 0.5%

CORPORATE BONDS & NOTES 0.2%
Southern Gas Corridor CJSC
6.875% due 03/24/2026		$3,200	3,593

SOVEREIGN ISSUES 0.3%
Republic of Azerbaijan International Bond
4.750% due 03/18/2024		5,400	5,616

Total Azerbaijan (Cost $8,492)			9,209

BRAZIL 16.3%

CORPORATE BONDS & NOTES 6.2%
Banco do Brasil S.A.
3.875% due 10/10/2022		$17,528	16,564
5.875% due 01/26/2022		1,500	1,522
Brazil Minas SPE via State of Minas Gerais
5.333% due 02/15/2028		25,300	25,047
Caixa Economica Federal
2.375% due 11/06/2017		500	496
Centrais Eletricas Brasileiras S.A.
5.750% due 10/27/2021		3,405	3,356
6.875% due 07/30/2019		7,350	7,773
Petrobras Global Finance BV
3.737% due 03/17/2020		100	98
4.875% due 03/17/2020		3,000	3,038
5.375% due 01/27/2021		4,700	4,665
5.625% due 05/20/2043		8,900	6,764
5.750% due 01/20/2020		18,396	19,003
6.250% due 03/17/2024		5,000	4,900
6.750% due 01/27/2041		3,700	3,219
6.850% due 06/05/2115		4,000	3,404
6.875% due 01/20/2040		15,350	13,490
7.875% due 03/15/2019		3,796	4,119
8.375% due 05/23/2021		2,500	2,745
Samarco Mineracao S.A.
5.750% due 10/24/2023		4,500	1,596

			121,799

SOVEREIGN ISSUES 10.1%
Brazil Government International Bond
2.625% due 01/05/2023		1,250	1,159
4.250% due 01/07/2025		1,600	1,600
5.000% due 01/27/2045		5,000	4,550
5.625% due 01/07/2041		1,350	1,347
5.625% due 02/21/2047		4,900	4,826

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Brazil Letras do Tesouro Nacional
0.000% due 04/01/2017 (d)	BRL	276,000	$79,748
0.000% due 07/01/2017 (d)		180,000	50,608
0.000% due 10/01/2017 (d)		198,000	54,149

			197,987

Total Brazil (Cost $322,985)			319,786

CAYMAN ISLANDS 1.1%

CORPORATE BONDS & NOTES 1.1%
Interoceanica Finance Ltd.
0.000% due 05/15/2030 (d)		$7,400	4,551
Lima Metro Line 2 Finance Ltd.
5.875% due 07/05/2034		4,800	5,370
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022		28,398	8,945
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023 (f)		3,745	730
6.750% due 10/01/2023 (f)		8,080	1,576

Total Cayman Islands (Cost $47,601)			21,172

CHILE 3.0%

CORPORATE BONDS & NOTES 2.9%
Corp. Nacional del Cobre de Chile
4.250% due 07/17/2042		$6,900	6,547
4.500% due 08/13/2023		800	855
4.500% due 09/16/2025 (h)		10,700	11,289
4.875% due 11/04/2044		2,200	2,267
Empresa Nacional de Telecomunicaciones S.A.
4.875% due 10/30/2024		12,500	12,913
GNL Quintero S.A.
4.634% due 07/31/2029		6,400	6,736
Itau CorpBanca
3.875% due 09/22/2019		6,400	6,694
Latam Airlines Pass-Through Trust
4.200% due 08/15/2029		10,166	9,937

			57,238

SOVEREIGN ISSUES 0.1%
Chile Government International Bond
3.625% due 10/30/2042		2,200	2,351

Total Chile (Cost $57,068)			59,589

CHINA 1.6%

CORPORATE BONDS & NOTES 1.5%
CNOOC Curtis Funding Pty. Ltd.
4.500% due 10/03/2023		$2,100	2,331
Sinopec Group Overseas Development Ltd.
4.375% due 10/17/2023		16,500	18,353
4.875% due 05/17/2042		5,710	6,746
Three Gorges Finance Cayman Islands Ltd.
3.150% due 06/02/2026		2,100	2,153

			29,583

SOVEREIGN ISSUES 0.1%
China Development Bank Corp.
5.840% due 01/03/2019	CNY	3,510	564
China Government International Bond
3.290% due 04/18/2020		8,250	1,271
3.380% due 05/23/2023		1,200	187
4.080% due 08/22/2023		1,100	179

			2,201

Total China (Cost $30,475)			31,784

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
COLOMBIA 2.5%

CORPORATE BONDS & NOTES 1.6%
Ecopetrol S.A.
4.125% due 01/16/2025	$2,300	$2,239
5.375% due 06/26/2026	2,500	2,609
5.875% due 09/18/2023	4,300	4,650
5.875% due 05/28/2045	13,500	12,487
7.375% due 09/18/2043	8,500	8,967

		30,952

SOVEREIGN ISSUES 0.9%
Colombia Government International Bond
4.375% due 07/12/2021	2,800	3,039
6.125% due 01/18/2041	4,100	4,992
7.375% due 09/18/2037	7,275	9,821

		17,852

Total Colombia (Cost $47,341)		48,804

COSTA RICA 0.5%

SOVEREIGN ISSUES 0.5%
Costa Rica Government International Bond
4.250% due 01/26/2023	$3,130	3,091
5.625% due 04/30/2043	7,300	6,752
7.000% due 04/04/2044	900	964

Total Costa Rica (Cost $11,322)		10,807

DOMINICAN REPUBLIC 0.5%

SOVEREIGN ISSUES 0.5%
Dominican Republic International Bond
5.500% due 01/27/2025	$4,100	4,367
6.850% due 01/27/2045	1,600	1,800
6.875% due 01/29/2026	2,700	3,132

Total Dominican Republic (Cost $8,779)		9,299

ECUADOR 0.5%

SOVEREIGN ISSUES 0.5%
Ecuador Government International Bond
10.750% due 03/28/2022	$10,200	10,430

Total Ecuador (Cost $10,219)		10,430

EL SALVADOR 1.4%

SOVEREIGN ISSUES 1.4%
El Salvador Government International Bond
5.875% due 01/30/2025	$10,600	10,613
6.375% due 01/18/2027	900	909
7.625% due 09/21/2034	3,070	3,408
7.625% due 02/01/2041	1,000	1,043
7.650% due 06/15/2035	3,950	4,152
7.750% due 01/24/2023	500	559
8.250% due 04/10/2032	6,410	7,171

Total El Salvador (Cost $28,359)		27,855

ETHIOPIA 0.2%

SOVEREIGN ISSUES 0.2%
Ethiopia International Bond
6.625% due 12/11/2024	$4,000	3,960

Total Ethiopia (Cost $3,986)		3,960

GABON 0.4%

SOVEREIGN ISSUES 0.4%
Gabon Government International Bond
6.375% due 12/12/2024	$9,004	8,282

Total Gabon (Cost $8,935)		8,282

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	41

Schedule of Investments PIMCO Emerging Markets Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GHANA 0.1%

SOVEREIGN ISSUES 0.1%
Ghana Government International Bond
9.250% due 09/15/2022		$2,900	$2,983

Total Ghana (Cost $2,900)			2,983

GUATEMALA 1.1%

SOVEREIGN ISSUES 1.1%
Guatemala Government International Bond
4.875% due 02/13/2028		$3,600	3,906
5.750% due 06/06/2022		16,500	18,604

Total Guatemala (Cost $20,749)			22,510

HONG KONG 0.8%

CORPORATE BONDS & NOTES 0.8%
CNOOC Finance Australia Pty. Ltd.
2.625% due 05/05/2020		$900	919
CNOOC Finance Ltd.
3.000% due 05/09/2023		2,500	2,535
CNOOC Finance USA LLC
3.500% due 05/05/2025		6,100	6,286
Nexen Energy ULC
6.400% due 05/15/2037		1,130	1,515
7.500% due 07/30/2039		3,370	5,025

Total Hong Kong (Cost $15,103)			16,280

INDIA 0.7%

SOVEREIGN ISSUES 0.7%
Export-Import Bank of India
3.375% due 08/05/2026		$14,100	14,334

Total India (Cost $14,207)			14,334

INDONESIA 7.5%

CORPORATE BONDS & NOTES 4.2%
Majapahit Holding BV
7.750% due 01/20/2020		$2,607	3,005
Pelabuhan Indonesia PT
4.250% due 05/05/2025		2,600	2,660
5.375% due 05/05/2045		1,600	1,640
Pertamina Persero PT
4.300% due 05/20/2023		3,000	3,154
4.875% due 05/03/2022		12,000	12,962
5.250% due 05/23/2021		3,000	3,278
5.625% due 05/20/2043		1,000	1,053
6.000% due 05/03/2042		27,158	29,965
6.450% due 05/30/2044		5,700	6,617
Perusahaan Gas Negara Persero Tbk
5.125% due 05/16/2024		1,000	1,085
Perusahaan Listrik Negara PT
5.500% due 11/22/2021		14,900	16,624

			82,043

SOVEREIGN ISSUES 3.3%
Indonesia Government International Bond
2.625% due 06/14/2023	EUR	3,200	3,782
4.125% due 01/15/2025		$2,000	2,139
4.625% due 04/15/2043		2,400	2,562
4.750% due 01/08/2026		1,100	1,231
5.375% due 10/17/2023		5,000	5,776
6.625% due 02/17/2037		6,360	8,362
6.750% due 01/15/2044		19,100	26,150
7.750% due 01/17/2038		7,225	10,462
8.500% due 10/12/2035		2,400	3,642

			64,106

Total Indonesia (Cost $132,320)			146,149

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
IRELAND 2.8%

CORPORATE BONDS & NOTES 2.8%
Novatek OAO Via Novatek Finance Ltd.
4.422% due 12/13/2022		$6,000	$6,051
6.604% due 02/03/2021		10,400	11,463
Rosneft Oil Co. Via Rosneft International Finance Ltd.
4.199% due 03/06/2022		1,500	1,515
Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	1,000	1,536
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
7.748% due 02/02/2021		$2,100	2,352
Vnesheconombank Via VEB Finance PLC
6.025% due 07/05/2022		29,300	31,249

Total Ireland (Cost $51,833)			54,166

ISRAEL 0.4%

CORPORATE BONDS & NOTES 0.3%
Israel Electric Corp. Ltd.
7.250% due 01/15/2019		$6,000	6,683

SOVEREIGN ISSUES 0.1%
Israel Government International Bond
4.500% due 01/30/2043		1,100	1,260

Total Israel (Cost $7,698)			7,943

IVORY COAST 0.4%

SOVEREIGN ISSUES 0.4%
Ivory Coast Government International Bond
5.375% due 07/23/2024		$7,100	7,153
5.750% due 12/31/2032		99	98
6.375% due 03/03/2028		900	945

Total Ivory Coast (Cost $7,990)			8,196

JAMAICA 0.2%

SOVEREIGN ISSUES 0.2%
Jamaica Government International Bond
6.750% due 04/28/2028		$1,500	1,718
7.875% due 07/28/2045		1,700	2,006

Total Jamaica (Cost $3,199)			3,724

KAZAKHSTAN 3.6%

CORPORATE BONDS & NOTES 2.5%
KazMunayGas National Co. JSC
6.375% due 04/09/2021		$14,381	15,909
7.000% due 05/05/2020		22,178	24,729
Samruk-Energy JSC
3.750% due 12/20/2017		8,900	8,965

			49,603

SOVEREIGN ISSUES 1.1%
Kazakhstan Government International Bond
4.875% due 10/14/2044		10,600	11,106
6.500% due 07/21/2045		9,000	11,254

			22,360

Total Kazakhstan (Cost $66,665)			71,963

LITHUANIA 0.1%

SOVEREIGN ISSUES 0.1%
Lithuania Government International Bond
6.125% due 03/09/2021		$1,600	1,894

Total Lithuania (Cost $1,757)			1,894

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LUXEMBOURG 4.6%

CORPORATE BONDS & NOTES 4.6%
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		$12,400	$12,509
6.000% due 11/27/2023		7,700	8,343
Gazprom OAO Via Gaz Capital S.A.
3.850% due 02/06/2020		2,000	2,031
5.999% due 01/23/2021		1,160	1,263
6.510% due 03/07/2022		12,913	14,398
7.288% due 08/16/2037		3,000	3,545
8.625% due 04/28/2034		1,100	1,451
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
7.750% due 05/29/2018		7,250	7,779
Sberbank of Russia Via SB Capital S.A.
5.180% due 06/28/2019		4,200	4,449
5.400% due 03/24/2017		10,600	10,780
5.717% due 06/16/2021		8,600	9,322
6.125% due 02/07/2022		13,085	14,457

Total Luxembourg (Cost $86,061)			90,327

MALAYSIA 0.1%

CORPORATE BONDS & NOTES 0.1%
Petronas Capital Ltd.
4.500% due 03/18/2045		$900	1,042

Total Malaysia (Cost $889)			1,042

		SHARES
MEXICO 9.2%

COMMON STOCKS 0.0%
Hipotecaria Su Casita S.A. de C.V. (b)		93,349	0

		PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 6.0%
Banco Nacional de Comercio Exterior SNC
3.800% due 08/11/2026		$4,400	4,278
BBVA Bancomer S.A.
6.500% due 03/10/2021		2,000	2,192
Cemex S.A.B. de C.V.
6.125% due 05/05/2025 (h)		900	927
Comision Federal de Electricidad
5.750% due 02/14/2042		4,850	5,044
6.125% due 06/16/2045		4,900	5,268
Corp. GEO S.A.B. de C.V.
9.250% due 06/30/2020 ^		900	0
Petroleos Mexicanos
4.875% due 01/24/2022		29,675	30,268
5.500% due 06/27/2044		32,630	28,450
6.375% due 01/23/2045		8,700	8,352
6.500% due 06/02/2041		14,420	14,096
6.625% due 06/15/2035		3,975	4,066
6.875% due 08/04/2026		12,500	14,124
Urbi Desarrollos Urbanos S.A.B. de C.V.
9.500% due 01/21/2020 ^		4,900	74

			117,139

SOVEREIGN ISSUES 3.2%
Mexico Government International Bond
3.600% due 01/30/2025		7,265	7,556
4.000% due 10/02/2023		1,500	1,608
4.000% due 03/15/2115	EUR	9,550	10,186
4.600% due 01/23/2046		$7,412	7,569
5.550% due 01/21/2045		4,120	4,795
5.750% due 10/12/2110		15,300	16,256
6.050% due 01/11/2040		11,702	14,350

			62,320

Total Mexico (Cost $192,562)			179,459

42	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MONGOLIA 0.2%

SOVEREIGN ISSUES 0.2%
Mongolia Government International Bond
5.125% due 12/05/2022	$2,430	$2,145
10.875% due 04/06/2021	1,200	1,290

Total Mongolia (Cost $3,644)		3,435

MOROCCO 0.3%

SOVEREIGN ISSUES 0.3%
Morocco Government International Bond
5.500% due 12/11/2042	$5,800	6,654

Total Morocco (Cost $6,083)		6,654

NAMIBIA 0.1%

SOVEREIGN ISSUES 0.1%
Namibia Government International Bond
5.250% due 10/29/2025	$1,400	1,483

Total Namibia (Cost $1,388)		1,483

NETHERLANDS 1.1%

CORPORATE BONDS & NOTES 1.1%
CIMPOR Financial Operations BV
5.750% due 07/17/2024	$13,000	11,213
Kazakhstan Temir Zholy Finance BV
6.375% due 10/06/2020	9,700	10,488

Total Netherlands (Cost $21,839)		21,701

OMAN 0.5%

SOVEREIGN ISSUES 0.5%
Oman Government International Bond
3.625% due 06/15/2021	$5,600	5,656
4.750% due 06/15/2026 (h)	3,200	3,213

Total Oman (Cost $8,814)		8,869

PANAMA 1.4%

CORPORATE BONDS & NOTES 0.1%
ENA Norte Trust
4.950% due 04/25/2028	$1,569	1,640

SOVEREIGN ISSUES 1.3%
Panama Government International Bond
4.000% due 09/22/2024	2,000	2,197
4.300% due 04/29/2053	1,500	1,601
6.700% due 01/26/2036	2,000	2,740
7.125% due 01/29/2026	7,642	10,336
8.125% due 04/28/2034	2,860	4,190
8.875% due 09/30/2027	735	1,106
9.375% due 01/16/2023	900	1,217
9.375% due 04/01/2029	1,000	1,553

		24,940

Total Panama (Cost $24,707)		26,580

PARAGUAY 0.4%

SOVEREIGN ISSUES 0.4%
Paraguay Government International Bond
4.625% due 01/25/2023	$1,000	1,065
6.100% due 08/11/2044	5,700	6,512

Total Paraguay (Cost $6,720)		7,577

PERU 1.1%

CORPORATE BONDS & NOTES 0.2%
Union Andina de Cementos S.A.A.
5.875% due 10/30/2021	$4,400	4,631

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.9%
Corp. Financiera de Desarrollo S.A.
4.750% due 02/08/2022		$7,400	$8,122
4.750% due 07/15/2025		2,000	2,212
Fondo MIVIVIENDA S.A.
3.500% due 01/31/2023		7,700	7,950

			18,284

Total Peru (Cost $21,713)			22,915

PHILIPPINES 0.4%

CORPORATE BONDS & NOTES 0.4%
Energy Development Corp.
6.500% due 01/20/2021		$940	1,069
Power Sector Assets & Liabilities Management Corp.
7.390% due 12/02/2024		4,300	5,867

Total Philippines (Cost $6,827)			6,936

POLAND 0.7%

SOVEREIGN ISSUES 0.7%
Poland Government International Bond
3.250% due 04/06/2026		$12,700	13,474

Total Poland (Cost $12,609)			13,474

QATAR 0.3%

SOVEREIGN ISSUES 0.3%
Qatar Government International Bond
3.250% due 06/02/2026		$3,200	3,260
4.625% due 06/02/2046		2,600	2,849

Total Qatar (Cost $5,866)			6,109

ROMANIA 0.1%

SOVEREIGN ISSUES 0.1%
Romania Government International Bond
2.750% due 10/29/2025	EUR	600	737
2.875% due 05/26/2028		100	122
6.125% due 01/22/2044		$300	406

Total Romania (Cost $1,138)			1,265

RUSSIA 1.3%

CORPORATE BONDS & NOTES 0.3%
SCF Capital Ltd.
5.375% due 06/16/2023		$5,200	5,457
VimpelCom Holdings BV
5.200% due 02/13/2019		100	104

			5,561

SOVEREIGN ISSUES 1.0%
Russia Government International Bond
4.500% due 04/04/2022		3,800	4,104
4.750% due 05/27/2026		10,000	10,798
5.625% due 04/04/2042		1,000	1,158
12.750% due 06/24/2028		1,525	2,755

			18,815

Total Russia (Cost $23,558)			24,376

SENEGAL 0.4%

SOVEREIGN ISSUES 0.4%
Senegal Government International Bond
8.750% due 05/13/2021		$6,300	7,183

Total Senegal (Cost $7,025)			7,183

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SERBIA 0.1%

SOVEREIGN ISSUES 0.1%
Republic of Serbia
7.250% due 09/28/2021		$1,100	$1,283
Serbia Government International Bond
5.875% due 12/03/2018		900	955

Total Serbia (Cost $2,193)			2,238

SLOVENIA 1.5%

SOVEREIGN ISSUES 1.5%
Slovenia Government International Bond
5.250% due 02/18/2024		$15,900	18,700
5.850% due 05/10/2023		8,400	10,073

Total Slovenia (Cost $27,828)			28,773

SOUTH AFRICA 2.1%

CORPORATE BONDS & NOTES 1.7%
AngloGold Ashanti Holdings PLC
5.375% due 04/15/2020		$2,950	3,081
6.500% due 04/15/2040		1,300	1,333
Eskom Holdings SOC Ltd.
5.750% due 01/26/2021		7,450	7,408
6.750% due 08/06/2023		10,600	10,924
Myriad International Holdings BV
5.500% due 07/21/2025		4,800	5,171
Transnet SOC Ltd.
4.000% due 07/26/2022		5,000	4,874

			32,791

SOVEREIGN ISSUES 0.4%
South Africa Government International Bond
4.875% due 04/14/2026		3,300	3,478
5.000% due 10/12/2046 (a)		3,800	3,800
5.375% due 07/24/2044 (h)		200	218

			7,496

Total South Africa (Cost $40,458)			40,287

SPAIN 0.3%

CORPORATE BONDS & NOTES 0.0%
Santander Issuances S.A.U.
0.558% due 09/30/2019	EUR	100	111

SOVEREIGN ISSUES 0.3%
Autonomous Community of Catalonia
4.900% due 09/15/2021		4,400	5,095
Autonomous Community of Valencia
2.057% due 09/03/2017		250	284

			5,379

Total Spain (Cost $5,495)			5,490

SRI LANKA 1.6%

CORPORATE BONDS & NOTES 0.4%
National Savings Bank
5.150% due 09/10/2019		$7,600	7,676

SOVEREIGN ISSUES 1.2%
Sri Lanka Government International Bond
5.125% due 04/11/2019		1,500	1,519
5.750% due 01/18/2022		7,000	7,176
5.875% due 07/25/2022		1,700	1,753
6.125% due 06/03/2025		5,100	5,230
6.250% due 07/27/2021		2,500	2,619
6.825% due 07/18/2026		1,500	1,616

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	43

Schedule of Investments PIMCO Emerging Markets Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.850% due 11/03/2025		$4,100	$4,415

			24,328

Total Sri Lanka (Cost $30,665)			32,004

SUPRANATIONAL 0.1%

CORPORATE BONDS & NOTES 0.1%
Africa Finance Corp.
4.375% due 04/29/2020		$1,200	1,256

Total Supranational (Cost $1,191)			1,256

SWEDEN 0.2%

CORPORATE BONDS & NOTES 0.2%
Powszechna Kasa Oszczednosci Bank Polski S.A. Via PKO Finance AB
4.630% due 09/26/2022		$3,550	3,847

Total Sweden (Cost $3,734)			3,847

TANZANIA 0.2%

SOVEREIGN ISSUES 0.2%
Tanzania Government International Bond
7.250% due 03/09/2020		$4,356	4,562

Total Tanzania (Cost $4,573)			4,562

TRINIDAD AND TOBAGO 0.6%

CORPORATE BONDS & NOTES 0.4%
Petroleum Co. of Trinidad & Tobago Ltd.
6.000% due 05/08/2022		$6,795	6,727
9.750% due 08/14/2019		975	1,085

			7,812

SOVEREIGN ISSUES 0.2%
Trinidad & Tobago Government International Bond
4.500% due 08/04/2026		3,100	3,209

Total Trinidad and Tobago (Cost $10,949)			11,021

TUNISIA 0.5%

SOVEREIGN ISSUES 0.5%
Banque Centrale de Tunisie International Bond
3.280% due 08/09/2027	JPY	100,000	857
5.750% due 01/30/2025		$2,500	2,453
8.250% due 09/19/2027		5,800	6,358

Total Tunisia (Cost $9,530)			9,668

TURKEY 2.4%

CORPORATE BONDS & NOTES 0.4%
Arcelik A/S
5.000% due 04/03/2023		$4,490	4,451
Export Credit Bank of Turkey
5.375% due 02/08/2021		1,500	1,538
Turkish Airlines Pass-Through Trust
4.200% due 09/15/2028		2,626	2,529

			8,518

SOVEREIGN ISSUES 2.0%
Turkey Government International Bond
6.000% due 01/14/2041		16,580	17,783
6.750% due 05/30/2040		13,900	16,264
6.875% due 03/17/2036		3,900	4,570
7.250% due 03/05/2038		1,000	1,227

			39,844

Total Turkey (Cost $50,717)			48,362

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UKRAINE 1.3%

SOVEREIGN ISSUES 1.3%
Ukraine Government International Bond
7.750% due 09/01/2019	$7,100	$7,029
7.750% due 09/01/2020	7,300	7,152
7.750% due 09/01/2021	1,000	975
7.750% due 09/01/2023	2,600	2,504
7.750% due 09/01/2024	3,000	2,876
7.750% due 09/01/2027 (h)	6,300	5,954

Total Ukraine (Cost $26,069)		26,490

UNITED ARAB EMIRATES 0.4%

CORPORATE BONDS & NOTES 0.3%
DP World Ltd.
6.850% due 07/02/2037	$5,000	5,807

SOVEREIGN ISSUES 0.1%
Emirate of Dubai Government International Bond
5.591% due 06/22/2021 (h)	1,800	1,999

Total United Arab Emirates (Cost $7,507)		7,806

UNITED KINGDOM 0.1%

CORPORATE BONDS & NOTES 0.1%
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 (e)	$500	464
8.000% due 08/10/2025 (e)	200	189
8.625% due 08/15/2021 (e)	1,000	987

Total United Kingdom (Cost $1,700)		1,640

UNITED STATES 6.0%

ASSET-BACKED SECURITIES 0.1%
CSAB Mortgage-Backed Trust
5.720% due 09/25/2036	$290	192
6.172% due 06/25/2036 ^	452	250
Morgan Stanley Mortgage Loan Trust
0.885% due 04/25/2037	393	199
6.000% due 07/25/2047 ^	143	109
Soundview Home Loan Trust
0.875% due 03/25/2036	1,300	1,091

		1,841

CORPORATE BONDS & NOTES 1.5%
California Resources Corp.
8.000% due 12/15/2022	401	269
Rio Oil Finance Trust
9.250% due 07/06/2024	21,393	19,735
9.750% due 01/06/2027	5,491	5,010
Southern Copper Corp.
5.250% due 11/08/2042	2,100	2,000
Terraform Global Operating LLC
13.750% due 08/15/2022	2,000	2,070

		29,084

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.8%
Adjustable Rate Mortgage Trust
3.162% due 11/25/2035 ^	256	217
Banc of America Commercial Mortgage Trust
5.492% due 02/10/2051	1,858	1,902
Banc of America Funding Trust
2.939% due 11/20/2035 ^	224	199
5.888% due 04/25/2037 ^	308	268
BCAP LLC Trust
2.413% due 05/26/2037	4,671	3,827
Bear Stearns Adjustable Rate Mortgage Trust
2.884% due 01/25/2035	28	28
2.973% due 02/25/2036 ^	190	161

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citigroup Mortgage Loan Trust, Inc.
2.410% due 09/25/2035	$433	$420
3.050% due 07/25/2046 ^	157	145
Countrywide Alternative Loan Trust
0.695% due 01/25/2037 ^	149	137
0.875% due 05/25/2036 ^	1,019	534
5.750% due 03/25/2037 ^	227	198
6.250% due 11/25/2036 ^	147	131
Countrywide Home Loan Mortgage Pass-Through Trust
2.794% due 04/20/2036 ^	108	95
2.914% due 03/25/2037 ^	170	121
2.957% due 02/25/2047 ^	172	143
3.026% due 09/25/2047 ^	105	94
Deutsche ALT-A Securities, Inc.
3.584% due 10/25/2035	107	90
5.000% due 10/25/2018	58	59
5.500% due 12/25/2035 ^	300	253
Deutsche ALT-B Securities, Inc.
5.869% due 10/25/2036 ^	194	165
5.886% due 10/25/2036 ^	194	165
GSMPS Mortgage Loan Trust
0.875% due 01/25/2036	282	238
HarborView Mortgage Loan Trust
3.162% due 08/19/2036 ^	46	42
IndyMac Mortgage Loan Trust
0.825% due 06/25/2037 ^	188	100
2.935% due 06/25/2036	248	242
3.017% due 10/25/2035	191	158
3.180% due 08/25/2036	282	273
JPMorgan Mortgage Trust
2.750% due 11/25/2035	149	142
3.011% due 08/25/2035	273	271
3.051% due 04/25/2035	67	67
LB-UBS Commercial Mortgage Trust
5.424% due 02/15/2040	245	246
Luminent Mortgage Trust
0.704% due 12/25/2036 ^	143	119
MASTR Alternative Loan Trust
0.925% due 03/25/2036	152	31
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049	524	540
Morgan Stanley Capital Trust
6.103% due 06/11/2049	274	282
Residential Accredit Loans, Inc. Trust
6.500% due 07/25/2037	802	687
Sequoia Mortgage Trust
2.773% due 01/20/2047 ^	99	81
Structured Adjustable Rate Mortgage Loan Trust
2.745% due 10/25/2037 ^	161	109
2.818% due 11/25/2035 ^	165	131
2.989% due 05/25/2036 ^	560	513
3.121% due 09/25/2036 ^	445	319
TBW Mortgage-Backed Trust
5.970% due 09/25/2036	568	67
WaMu Mortgage Pass-Through Certificates Trust
0.895% due 05/25/2034	162	138
2.026% due 01/25/2037 ^	212	181
2.303% due 04/25/2037 ^	142	124
2.395% due 05/25/2037 ^	290	232
2.603% due 12/25/2036 ^	448	392

		15,077

U.S. GOVERNMENT AGENCIES 0.0%
Federal Home Loan Bank
4.125% due 12/13/2019	100	110
Israel Government AID Bond
5.500% due 04/26/2024	100	127

		237

U.S. TREASURY OBLIGATIONS 3.6%
U.S. Treasury Bonds
2.500% due 02/15/2046 (h)	34,800	36,093

44	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. Treasury Notes
1.375% due 04/30/2021 (j)(l)	$33,500	$33,858

		69,951

Total United States (Cost $115,502)		116,190

URUGUAY 1.9%

SOVEREIGN ISSUES 1.9%
Uruguay Government International Bond
4.375% due 10/27/2027	$10,675	11,542
4.500% due 08/14/2024	3,098	3,420
5.100% due 06/18/2050	9,700	10,088
7.625% due 03/21/2036	2,000	2,830
7.875% due 01/15/2033	6,650	9,426

Total Uruguay (Cost $34,910)		37,306

VENEZUELA 3.7%

CORPORATE BONDS & NOTES 2.2%
Petroleos de Venezuela S.A.
5.250% due 04/12/2017	$6,195	5,296
5.375% due 04/12/2027	55,699	23,396
5.500% due 04/12/2037	22,263	9,295
8.500% due 11/02/2017	6,800	5,882

		43,869

SOVEREIGN ISSUES 1.5%
Venezuela Government International Bond
7.000% due 03/31/2038 (h)	19,240	8,908
7.650% due 04/21/2025	15,989	7,755
8.250% due 10/13/2024	25,239	12,556
9.000% due 05/07/2023	2	1
9.250% due 05/07/2028	240	125

		29,345

Total Venezuela (Cost $107,408)		73,214

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
VIETNAM 0.1%

SOVEREIGN ISSUES 0.1%
Vietnam Government International Bond
4.000% due 03/12/2028		$1,733	$1,711

Total Vietnam (Cost $1,559)			1,711

VIRGIN ISLANDS (BRITISH) 1.9%

CORPORATE BONDS & NOTES 1.9%
Gold Fields Orogen Holding BVI Ltd.
4.875% due 10/07/2020		$6,400	6,511
GTL Trade Finance, Inc.
5.893% due 04/29/2024		1,174	1,162
QGOG Constellation S.A.
6.250% due 11/09/2019		1,500	690
Rosneft Finance S.A.
6.625% due 03/20/2017		21,600	22,039
7.250% due 02/02/2020		3,550	3,965
7.875% due 03/13/2018		3,500	3,752

Total Virgin Islands (British) (Cost $37,421)			38,119

SHORT-TERM INSTRUMENTS 1.4%

REPURCHASE AGREEMENTS (g) 0.3%
			6,349

ARGENTINA TREASURY BILLS 0.4%
30.777% due 01/11/2017 - 01/25/2017 (c)(d)	ARS	119,600	7,274

			7,274

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.7%
0.473% due 03/02/2017 - 03/09/2017 (c)(d)(j)(l)	$14,249	$14,227

Total Short-Term Instruments (Cost $28,404)		27,850

Total Investments in Securities (Cost $1,990,557)		1,965,009

	SHARES
INVESTMENTS IN AFFILIATES 1.3%

SHORT-TERM INSTRUMENTS 1.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.3%
PIMCO Short-Term Floating NAV Portfolio III	2,627,533	25,976

Total Short-Term Instruments (Cost $25,976)		25,976

Total Investments in Affiliates (Cost $25,976)		25,976

Total Investments 101.5% (Cost $2,016,533)		$1,990,985

Financial Derivative Instruments (i)(k) (0.6)% (Cost or Premiums, net $(9,316))		(11,025)

Other Assets and Liabilities, net (0.9)%		(18,701)

Net Assets 100.0%		$1,961,259

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Security did not produce income within the last twelve months.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Odebrecht Offshore Drilling Finance Ltd.	6.625%	10/01/2023	11/18/2014 - 05/12/2015	$3,256	$730	0.04%
Odebrecht Offshore Drilling Finance Ltd.	6.750	10/01/2023	05/28/2014 - 05/11/2015	7,466	1,576	0.08

				$10,722	$2,306	0.12%

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	09/30/2016	10/03/2016	$6,349	U.S. Treasury Bonds 8.000% due 11/15/2021 (2)	$(6,482)	$6,349	$6,349

Total Repurchase Agreements						$(6,482)	$6,349	$6,349

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	45

Schedule of Investments PIMCO Emerging Markets Bond Fund (Cont.)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (3)	Borrowing Date	Maturity Date		Amount Borrowed (3)	Payable for Reverse Repurchase Agreements
BPS	(1.250)%	08/05/2016	TBD	(4)	$(1,140)	$(1,138)
BRC	(1.250)	09/20/2016	09/20/2017		(440)	(440)
	(1.000)	05/05/2016	11/23/2017		(793)	(790)
	(1.000)	09/23/2016	TBD	(4)	(786)	(785)
	(0.750)	09/06/2016	TBD	(4)	(2,866)	(2,864)
	(0.500)	07/15/2016	07/15/2017		(809)	(808)
	(0.500)	07/20/2016	07/20/2017		(2,024)	(2,022)
	(0.500)	08/12/2016	08/12/2017		(405)	(405)
FOB	(1.000)	08/25/2016	10/04/2016		(3,316)	(3,312)
	(1.000)	08/29/2016	10/04/2016		(99)	(99)
	(1.000)	09/29/2016	TBD	(4)	(3,114)	(3,114)
	(1.000)	10/04/2016	10/04/2017		(1,560)	(1,561)
	(0.750)	08/30/2016	08/30/2017		(1,740)	(1,739)
GSC	(1.250)	08/02/2016	TBD	(4)	(4,916)	(4,905)
JML	(0.350)	09/29/2016	10/27/2016		(1,410)	(1,410)
SCX	0.810	09/19/2016	10/19/2016		(15,390)	(15,395)

Total Reverse Repurchase Agreements						$(40,787)

(3)

The average amount of borrowings outstanding during the period ended September 30, 2016 was $(35,378) at a weighted average interest rate of (0.589)%. Average borrowings includes sale-buyback transactions, of which there were none open at period end.

(4)	Open maturity reverse repurchase agreement.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2016:

(h)	Securities with an aggregate market value of $42,313 have been pledged as collateral under the terms of the following master agreements as of September 30, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure (5)
Global/Master Repurchase Agreement
BPS	$0	$(1,138)	$0	$(1,138)	$1,175	$37
BRC	0	(8,114)	0	(8,114)	7,895	(219)
FOB	0	(9,825)	0	(9,825)	10,103	278
GSC	0	(4,905)	0	(4,905)	5,275	370
JML	0	(1,410)	0	(1,410)	1,383	(27)
SCX	0	(15,395)	0	(15,395)	15,211	(184)
SSB	6,349	0	0	6,349	(6,482)	(133)

Total Borrowings and Other Financing Transactions	$6,349	$(40,787)	$0

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(5,695)	$(5,695)
Sovereign Issues	0	(4,821)	0	(13,315)	(18,136)
U.S. Treasury Obligations	0	(15,395)	0	0	(15,395)

Total Borrowings	$0	$(20,216)	$0	$(19,010)	$(39,226)

Gross amount of recognized liabilities for reverse repurchase agreements (6)					$(39,226)

(6)	Unsettled reverse repurchase agreements liability of $(1,561) is outstanding at period end.

46	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Long	12/2016	2,284	$(104)	$0	$(29)
90-Day Eurodollar December Futures	Short	12/2017	2,284	104	114	0
U.S. Treasury 10-Year Note December Futures	Long	12/2016	700	163	0	(295)

Total Futures Contracts				$163	$114	$(324)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.EM-25 5-Year Index	1.000%	06/20/2021	$1,600	$(97)	$1	$5	$0
CDX.EM-26 5-Year Index	1.000	12/20/2021	161,100	(10,314)	(488)	443	0

				$(10,411)	$(487)	$448	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	1-Year BRL-CDI	13.820%	01/02/2017	BRL	198,600	$170	$2	$1	$0
Receive	1-Year BRL-CDI	12.255	01/02/2017		413,500	1,255	171	1	0
Receive	1-Year BRL-CDI	10.910	01/02/2017		26,800	305	(1)	0	0
Pay	1-Year BRL-CDI	8.200	01/02/2017		4,900	(186)	0	0	0
Pay	1-Year BRL-CDI	8.220	01/02/2017		145,000	(5,480)	(148)	0	(1)
Pay	1-Year BRL-CDI	8.285	01/02/2017		163,300	(6,074)	(194)	0	(1)
Pay	1-Year BRL-CDI	8.320	01/02/2017		50,200	(1,831)	5	0	0
Pay	1-Year BRL-CDI	8.860	01/02/2017		3,300	(93)	(1)	0	0
Pay	1-Year BRL-CDI	13.730	01/02/2017		180,400	(225)	(22)	0	(1)
Pay	1-Year BRL-CDI	13.900	01/02/2017		34,000	(18)	(12)	0	0
Pay	1-Year BRL-CDI	15.230	01/02/2017		150,600	595	(2)	0	0
Receive	1-Year BRL-CDI	13.000	01/02/2018		169,200	128	(114)	0	(2)
Receive	1-Year BRL-CDI	12.360	01/02/2018		34,900	159	(40)	0	(1)
Pay	1-Year BRL-CDI	12.860	01/02/2018		49,300	(74)	27	1	0
Pay	1-Year BRL-CDI	13.375	01/02/2018		110,500	179	153	1	0
Pay	1-Year BRL-CDI	13.730	01/02/2018		66,400	236	49	1	0
Receive	1-Year BRL-CDI	12.435	01/02/2019		7,500	(25)	(8)	0	(1)
Receive	1-Year BRL-CDI	12.150	01/02/2019		38,400	(83)	(44)	0	(2)
Pay	1-Year BRL-CDI	12.440	01/02/2019		38,600	129	106	2	0
Receive	1-Year BRL-CDI	16.150	01/04/2021		89,100	(3,398)	(343)	0	(19)
Receive	1-Year BRL-CDI	13.315	01/04/2021		71,100	(990)	(94)	0	(23)
Receive	1-Year BRL-CDI	12.850	01/04/2021		91,020	(1,187)	(153)	0	(30)
Receive	1-Year BRL-CDI	11.680	01/04/2021		76,400	247	(218)	0	(31)
Pay	1-Year BRL-CDI	11.500	01/04/2021		94,900	(554)	398	40	0
Pay	1-Year BRL-CDI	12.230	01/04/2021		165,400	667	388	62	0
Pay	1-Year BRL-CDI	12.810	01/04/2021		45,000	387	124	16	0
Pay	1-Year BRL-CDI	12.285	01/02/2025		25,900	210	127	29	0
Receive	3-Month USD-LIBOR	2.350	10/02/2025	$	300	(27)	(25)	2	0
Receive	3-Month USD-LIBOR	2.750	12/16/2045		28,200	(6,494)	(5,705)	515	0
Receive	3-Month USD-LIBOR	2.500	06/15/2046		500	(85)	(64)	9	0
Receive	3-Month USD-LIBOR *	2.250	12/21/2046		800	(80)	(15)	14	0

						$(22,237)	$(5,653)	$694	$(112)

Total Swap Agreements						$(32,648)	$(6,140)	$1,142	$(112)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	47

Schedule of Investments PIMCO Emerging Markets Bond Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2016:

(j)	Securities with an aggregate market value of $30,341 and cash of $3,098 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$114	$1,142	$1,256	$0	$(324)	$(112)	$(436)

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
Counterparty						Asset	Liability
BOA	10/2016	BRL	125,000		$33,347	$0	$(5,089)
	10/2016		$38,507	BRL	125,000	0	(70)
	11/2016	ZAR	141,640		$10,060	0	(189)
	07/2017	CNH	371,028		54,351	0	(467)
BPS	10/2016	BRL	93,387		28,768	53	0
	10/2016	CNH	23,050		3,542	91	0
	10/2016		$25,690	BRL	93,387	3,026	0
	04/2017	BRL	61,800		$17,730	0	(305)
BRC	11/2016	TWD	328,174		10,250	0	(264)
CBK	10/2016	BRL	104,397		32,160	59	0
	10/2016		$32,058	BRL	104,397	43	0
	11/2016	SGD	7,579		$5,647	88	0
DUB	10/2016	BRL	50,277		13,830	0	(1,629)
	10/2016		$15,488	BRL	50,277	0	(28)
	10/2016		2,672	CNH	17,901	8	0
FBF	11/2016	JPY	1,137,900		$11,160	0	(80)
GLM	10/2016	BRL	35,035		8,066	0	(2,707)
	10/2016		$10,792	BRL	35,035	0	(20)
	10/2016		41,711	EUR	37,209	87	0
	11/2016	EUR	37,209		$41,762	0	(93)
HUS	10/2016	CNY	25,439		3,803	0	(9)
JPM	10/2016	BRL	128,400		37,763	38	(1,756)
	10/2016	CNH	84,684		12,654	0	(26)
	10/2016	EUR	1,192		1,337	0	(2)
	10/2016		$38,792	BRL	128,400	690	0
	10/2016		8,005	CNH	53,718	38	0
	11/2016	GBP	1,056		$1,371	1	0
	11/2016	JPY	177,100		1,738	0	(12)
	11/2016		$12,120	JPY	1,234,000	69	0
	11/2016		2,286	ZAR	33,395	131	0
	01/2017	CNH	25,548		$3,732	0	(76)
	04/2017	BRL	191,600		55,153	0	(760)
	10/2017		198,000		55,999	703	0
MSB	10/2016		54,172		16,733	75	0
	10/2016	EUR	33,251		37,609	257	0
	10/2016		$16,688	BRL	54,173	0	(31)
	11/2016		16,594		54,172	0	(78)
	04/2017	BRL	90,000		$26,135	0	(129)
	04/2017		$19,648	BRL	67,400	20	0
	07/2017	BRL	180,000		$51,551	208	0
SCX	11/2016	MYR	963		236	3	0
	11/2016		$801	ZAR	11,350	20	0
UAG	10/2016	EUR	3,958		$4,454	8	0
	11/2016	KRW	3,519,555		3,210	16	0

48	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
Counterparty						Asset	Liability
	11/2016		$39,361	JPY	3,948,200	$0	$(361)
	11/2016		2,671	TWD	83,602	8	0
	03/2017	TWD	83,602		$2,685	0	(10)
	07/2017	CNH	24,637		3,608	0	(32)

Total Forward Foreign Currency Contracts						$5,740	$(14,223)

WRITTEN OPTIONS:

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	$9,100	$(117)	$(1)

Total Written Options						$(117)	$(1)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2016:

	Balance at Beginning of Period	Sales	Closing Buys	Expirations	Exercised	Balance at End of Period
Notional Amount in $	$10,800	$33,987	$(1,700)	$(23,287)	$(10,700)	$9,100
Premiums	$(129)	$(305)	$11	$201	$105	$(117)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2016 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Brazil Government International Bond	1.000%	12/20/2018	1.630%	$ 6,300	$(144)	$124	$0	$(20)
	Brazil Government International Bond	1.000	06/20/2020	1.928	2,200	(102)	30	0	(72)
	Brazil Government International Bond	1.000	09/20/2025	3.299	1,755	(327)	31	0	(296)
	Colombia Government International Bond	1.000	06/20/2019	0.913	12,500	(30)	64	34	0
	Colombia Government International Bond	1.000	09/20/2020	1.261	1,600	(70)	55	0	(15)
	Panama Government International Bond	1.000	03/20/2019	0.740	7,500	(22)	72	50	0
	Peru Government International Bond	1.000	03/20/2019	0.463	10,000	(77)	212	135	0
	Peru Government International Bond	1.000	09/20/2020	0.729	700	(24)	32	8	0
	Russia Government International Bond	1.000	12/20/2020	1.782	3,300	(355)	252	0	(103)
	Russia Government International Bond	1.000	06/20/2021	1.996	14,700	(969)	321	0	(648)
	Volkswagen International Finance NV	1.000	12/20/2016	0.311	EUR 2,600	(4)	10	6	0
BPS	Mexico Government International Bond	1.000	06/20/2017	0.453	$ 800	3	1	4	0
	Mexico Government International Bond	1.000	06/20/2018	0.705	1,300	9	(2)	7	0
	Peru Government International Bond	1.000	06/20/2018	0.374	3,700	32	9	41	0
BRC	Argentine Republic Government International Bond	5.000	06/20/2021	3.612	2,400	38	110	148	0
	Brazil Government International Bond	1.000	12/20/2016	0.558	2,300	(4)	7	3	0
	Brazil Government International Bond	1.000	06/20/2018	1.027	10,000	(66)	65	0	(1)
	Brazil Government International Bond	1.000	06/20/2019	1.420	400	(11)	7	0	(4)
	Brazil Government International Bond	1.000	12/20/2020	2.177	10,100	(1,438)	965	0	(473)
	Colombia Government International Bond	1.000	09/20/2020	1.261	1,500	(68)	53	0	(15)
	Indonesia Government International Bond	1.000	03/20/2024	1.965	4,100	(472)	211	0	(261)
	Mexico Government International Bond	1.000	06/20/2017	0.453	4,500	19	0	19	0
	Mexico Government International Bond	1.000	09/20/2021	1.587	10,748	(426)	132	0	(294)
	Russia Government International Bond	1.000	12/20/2020	1.782	5,400	(534)	366	0	(168)
	South Africa Government International Bond	1.000	12/20/2021	2.530	3,000	(213)	(8)	0	(221)
CBK	Brazil Government International Bond	1.000	06/20/2018	1.027	5,000	(33)	33	0	0
	China Government International Bond	1.000	12/20/2016	0.241	3,000	(7)	13	6	0
	Colombia Government International Bond	1.000	06/20/2019	0.913	6,100	15	1	16	0
	Indonesia Government International Bond	1.000	03/20/2024	1.965	4,100	(467)	206	0	(261)
	Panama Government International Bond	1.000	06/20/2019	0.807	2,200	8	4	12	0
DUB	Brazil Government International Bond	1.000	12/20/2016	0.558	700	(2)	3	1	0
	Brazil Government International Bond	1.000	06/20/2018	1.027	4,300	(24)	24	0	0
	China Government International Bond	1.000	12/20/2016	0.241	2,500	(5)	10	5	0
	Colombia Government International Bond	1.000	06/20/2019	0.913	4,200	(6)	17	11	0
	Colombia Government International Bond	1.000	09/20/2020	1.261	1,000	(45)	35	0	(10)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	49

Schedule of Investments PIMCO Emerging Markets Bond Fund (Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2016 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
	Indonesia Government International Bond	1.000%	12/20/2019	0.921%	$ 300	$(5)	$6	$1	$0
	Mexico Government International Bond	1.000	09/20/2021	1.587	4,000	(105)	(4)	0	(109)
	Panama Government International Bond	1.000	03/20/2019	0.740	2,000	(6)	19	13	0
	Panama Government International Bond	1.000	06/20/2019	0.807	14,300	56	23	79	0
	Penerbangan Malaysia Bhd.	1.000	12/20/2018	0.471	14,300	(80)	252	172	0
	Penerbangan Malaysia Bhd.	1.000	06/20/2019	0.611	400	0	4	4	0
	Penerbangan Malaysia Bhd.	1.000	03/20/2020	0.786	2,100	(13)	29	16	0
FBF	Brazil Government International Bond	1.000	09/20/2020	2.062	1,600	(88)	24	0	(64)
	China Government International Bond	1.000	12/20/2016	0.241	2,900	(7)	13	6	0
	Colombia Government International Bond	1.000	09/20/2020	1.261	600	(26)	20	0	(6)
	Peru Government International Bond	1.000	03/20/2019	0.463	2,100	(16)	44	28	0
GST	Argentine Republic Government International Bond	5.000	06/20/2021	3.612	2,100	21	108	129	0
	Brazil Government International Bond	1.000	12/20/2016	0.558	2,700	(7)	11	4	0
	Brazil Government International Bond	1.000	06/20/2019	1.420	2,200	(68)	44	0	(24)
	Brazil Government International Bond	1.000	12/20/2020	2.177	1,300	(148)	87	0	(61)
	Chile Government International Bond	1.000	09/20/2020	0.664	3,000	6	34	40	0
	Colombia Government International Bond	1.000	06/20/2019	0.913	5,000	14	0	14	0
	Indonesia Government International Bond	1.000	03/20/2024	1.965	3,600	(410)	181	0	(229)
	Mexico Government International Bond	1.000	06/20/2021	1.520	9,000	(164)	(43)	0	(207)
	Panama Government International Bond	1.000	06/20/2019	0.807	4,100	13	10	23	0
	Russia Government International Bond	1.000	12/20/2020	1.782	7,250	(781)	555	0	(226)
HUS	Brazil Government International Bond	1.000	06/20/2018	1.027	3,300	(17)	17	0	0
	Brazil Government International Bond	1.000	09/20/2020	2.062	1,200	(69)	21	0	(48)
	Brazil Government International Bond	1.000	12/20/2020	2.177	1,100	(125)	73	0	(52)
	Colombia Government International Bond	1.000	12/20/2016	0.341	2,800	(2)	7	5	0
	Colombia Government International Bond	1.000	06/20/2019	0.913	10,000	(37)	64	27	0
	Mexico Government International Bond	1.000	03/20/2017	0.408	2,900	8	1	9	0
	Panama Government International Bond	1.000	06/20/2019	0.807	8,700	32	16	48	0
	Russia Government International Bond	1.000	12/20/2020	1.782	1,100	(98)	64	0	(34)
	Turkey Government International Bond	1.000	12/20/2019	1.800	18,600	(535)	78	0	(457)
JPM	Brazil Government International Bond	1.000	12/20/2016	0.558	500	(1)	2	1	0
	Brazil Government International Bond	1.000	09/20/2018	1.104	5,000	(87)	79	0	(8)
	Brazil Government International Bond	1.000	12/20/2019	1.596	1,300	(25)	1	0	(24)
	Brazil Government International Bond	1.000	09/20/2020	2.062	600	(36)	12	0	(24)
	China Government International Bond	1.000	12/20/2016	0.241	12,400	(27)	53	26	0
	Colombia Government International Bond	1.000	06/20/2019	0.913	10,900	27	2	29	0
	Gazprom OAO Via Gaz Capital S.A.	1.000	12/20/2020	2.232	2,200	(306)	198	0	(108)
	Indonesia Government International Bond	1.000	06/20/2019	0.806	200	(2)	3	1	0
	Panama Government International Bond	1.000	06/20/2019	0.807	11,000	31	30	61	0
	Peru Government International Bond	1.000	06/20/2018	0.374	1,300	10	5	15	0
MYC	Peru Government International Bond	1.960	10/20/2016	0.207	3,000	0	30	30	0
NGF	Russia Government International Bond	1.000	12/20/2020	1.782	3,000	(280)	186	0	(94)
	Saudi Arabia Government International Bond	1.000	06/20/2021	1.579	1,000	(24)	(2)	0	(26)
	Vnesheconombank Co.	1.000	12/20/2016	1.931	1,700	(6)	3	0	(3)
SCX	Nigeria Government International Bond	5.000	09/20/2017	5.286	2,000	5	(7)	0	(2)
UAG	Brazil Government International Bond	1.030	07/20/2017	0.641	3,875	0	20	20	0

						$(9,199)	$5,838	$1,307	$(4,668)

Total Swap Agreements						$(9,199)	$5,838	$1,307	$(4,668)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

50	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2016:

(l)	Securities with an aggregate market value of $14,611 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure (4)
BOA	$0	$0	$233	$233	$(5,815)	$0	$(1,154)	$(6,969)	$(6,736)	$6,643	$(93)
BPS	3,170	0	52	3,222	(305)	0	0	(305)	2,917	(2,800)	117
BRC	0	0	170	170	(264)	0	(1,437)	(1,701)	(1,531)	1,195	(336)
CBK	190	0	34	224	0	(1)	(261)	(262)	(38)	0	(38)
DUB	8	0	302	310	(1,657)	0	(119)	(1,776)	(1,466)	1,364	(102)
FBF	0	0	34	34	(80)	0	(70)	(150)	(116)	0	(116)
GLM	87	0	0	87	(2,820)	0	0	(2,820)	(2,733)	2,678	(55)
GST	0	0	210	210	0	0	(747)	(747)	(537)	543	6
HUS	0	0	89	89	(9)	0	(591)	(600)	(511)	336	(175)
JPM	1,670	0	133	1,803	(2,632)	0	(164)	(2,796)	(993)	1,323	330
MSB	560	0	0	560	(238)	0	0	(238)	322	224	546
MYC	0	0	30	30	0	0	0	0	30	(350)	(320)
NGF	0	0	0	0	0	0	(123)	(123)	(123)	305	182
SCX	23	0	0	23	0	0	(2)	(2)	21	0	21
UAG	32	0	20	52	(403)	0	0	(403)	(351)	0	(351)

Total Over the Counter	$5,740	$0	$1,307	$7,047	$(14,223)	$(1)	$(4,668)	$(18,892)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$114	$114
Swap Agreements	0	448	0	0	694	1,142

	$0	$448	$0	$0	$808	$1,256

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,740	$0	$5,740
Swap Agreements	0	1,307	0	0	0	1,307

	$0	$1,307	$0	$5,740	$0	$7,047

	$0	$1,755	$0	$5,740	$808	$8,303

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$324	$324
Swap Agreements	0	0	0	0	112	112

	$0	$0	$0	$0	$436	$436

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$14,223	$0	$14,223
Written Options	0	0	0	0	1	1
Swap Agreements	0	4,668	0	0	0	4,668

	$0	$4,668	$0	$14,223	$1	$18,892

	$0	$4,668	$0	$14,223	$437	$19,328

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	51

Schedule of Investments PIMCO Emerging Markets Bond Fund (Cont.)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$138	$138
Swap Agreements	0	125	0	0	(371)	(246)

	$0	$125	$0	$0	$(233)	$(108)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,911	$0	$1,911
Purchased Options	0	0	0	(187)	(19)	(206)
Written Options	0	0	0	212	0	212
Swap Agreements	0	6,679	0	0	(17,337)	(10,658)

	$0	$6,679	$0	$1,936	$(17,356)	$(8,741)

	$0	$6,804	$0	$1,936	$(17,589)	$(8,849)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$152	$152
Swap Agreements	0	(580)	0	0	(2,309)	(2,889)

	$0	$(580)	$0	$0	$(2,157)	$(2,737)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(7,676)	$0	$(7,676)
Written Options	0	0	0	(3)	1	(2)
Swap Agreements	0	125	0	0	15,549	15,674

	$0	$125	$0	$(7,679)	$15,550	$7,996

	$0	$(455)	$0	$(7,679)	$13,393	$5,259

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Investments in Securities, at Value
Argentina
Sovereign Issues	$17,982	$88,689	$0	$106,671
Azerbaijan
Corporate Bonds & Notes	0	3,593	0	3,593
Sovereign Issues	0	5,616	0	5,616
Brazil
Corporate Bonds & Notes	0	121,799	0	121,799
Sovereign Issues	0	197,987	0	197,987
Cayman Islands
Corporate Bonds & Notes	0	16,621	4,551	21,172
Chile
Corporate Bonds & Notes	0	57,238	0	57,238
Sovereign Issues	0	2,351	0	2,351
China
Corporate Bonds & Notes	0	29,583	0	29,583
Sovereign Issues	0	1,637	564	2,201
Colombia
Corporate Bonds & Notes	0	30,952	0	30,952
Sovereign Issues	0	17,852	0	17,852
Costa Rica
Sovereign Issues	0	10,807	0	10,807
Dominican Republic
Sovereign Issues	0	9,299	0	9,299
Ecuador
Sovereign Issues	0	10,430	0	10,430
El Salvador
Sovereign Issues	0	27,855	0	27,855
Ethiopia
Sovereign Issues	0	3,960	0	3,960
Gabon
Sovereign Issues	0	8,282	0	8,282

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Ghana
Sovereign Issues	$0	$2,983	$0	$2,983
Guatemala
Sovereign Issues	0	22,510	0	22,510
Hong Kong
Corporate Bonds & Notes	0	16,280	0	16,280
India
Sovereign Issues	0	14,334	0	14,334
Indonesia
Corporate Bonds & Notes	0	82,043	0	82,043
Sovereign Issues	0	64,106	0	64,106
Ireland
Corporate Bonds & Notes	0	54,166	0	54,166
Israel
Corporate Bonds & Notes	0	6,683	0	6,683
Sovereign Issues	0	1,260	0	1,260
Ivory Coast
Sovereign Issues	0	8,196	0	8,196
Jamaica
Sovereign Issues	0	3,724	0	3,724
Kazakhstan
Corporate Bonds & Notes	0	49,603	0	49,603
Sovereign Issues	0	22,360	0	22,360
Lithuania
Sovereign Issues	0	1,894	0	1,894
Luxembourg
Corporate Bonds & Notes	0	90,327	0	90,327
Malaysia
Corporate Bonds & Notes	0	1,042	0	1,042
Mexico
Corporate Bonds & Notes	0	117,139	0	117,139
Sovereign Issues	0	62,320	0	62,320

52	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Mongolia
Sovereign Issues	$0	$3,435	$0	$3,435
Morocco
Sovereign Issues	0	6,654	0	6,654
Namibia
Sovereign Issues	0	1,483	0	1,483
Netherlands
Corporate Bonds & Notes	0	21,701	0	21,701
Oman
Sovereign Issues	0	8,869	0	8,869
Panama
Corporate Bonds & Notes	0	1,640	0	1,640
Sovereign Issues	0	24,940	0	24,940
Paraguay
Sovereign Issues	0	7,577	0	7,577
Peru
Corporate Bonds & Notes	0	4,631	0	4,631
Sovereign Issues	0	18,284	0	18,284
Philippines
Corporate Bonds & Notes	0	6,936	0	6,936
Poland
Sovereign Issues	0	13,474	0	13,474
Qatar
Sovereign Issues	0	6,109	0	6,109
Romania
Sovereign Issues	0	1,265	0	1,265
Russia
Corporate Bonds & Notes	0	5,561	0	5,561
Sovereign Issues	0	18,815	0	18,815
Senegal
Sovereign Issues	0	7,183	0	7,183
Serbia
Sovereign Issues	0	2,238	0	2,238
Slovenia
Sovereign Issues	0	28,773	0	28,773
South Africa
Corporate Bonds & Notes	0	32,791	0	32,791
Sovereign Issues	0	7,496	0	7,496
Spain
Corporate Bonds & Notes	0	111	0	111
Sovereign Issues	0	5,379	0	5,379
Sri Lanka
Corporate Bonds & Notes	0	7,676	0	7,676
Sovereign Issues	0	24,328	0	24,328
Supranational
Corporate Bonds & Notes	0	1,256	0	1,256
Sweden
Corporate Bonds & Notes	0	3,847	0	3,847
Tanzania
Sovereign Issues	0	4,562	0	4,562
Trinidad and Tobago
Corporate Bonds & Notes	0	7,812	0	7,812
Sovereign Issues	0	3,209	0	3,209
Tunisia
Sovereign Issues	0	9,668	0	9,668

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Turkey
Corporate Bonds & Notes	$0	$8,518	$0	$8,518
Sovereign Issues	0	39,844	0	39,844
Ukraine
Sovereign Issues	0	26,490	0	26,490
United Arab Emirates
Corporate Bonds & Notes	0	5,807	0	5,807
Sovereign Issues	0	1,999	0	1,999
United Kingdom
Corporate Bonds & Notes	0	1,640	0	1,640
United States
Asset-Backed Securities	0	1,841	0	1,841
Corporate Bonds & Notes	0	29,084	0	29,084
Non-Agency Mortgage-Backed Securities	0	15,077	0	15,077
U.S. Government Agencies	0	237	0	237
U.S. Treasury Obligations	0	69,951	0	69,951
Uruguay
Sovereign Issues	0	37,306	0	37,306
Venezuela
Corporate Bonds & Notes	0	43,869	0	43,869
Sovereign Issues	0	29,345	0	29,345
Vietnam
Sovereign Issues	0	1,711	0	1,711
Virgin Islands (British)
Corporate Bonds & Notes	0	38,119	0	38,119
Short-Term Instruments
Repurchase Agreements	0	6,349	0	6,349
Argentina Treasury Bills	0	7,274	0	7,274
U.S. Treasury Bills	0	14,227	0	14,227

	$17,982	$1,941,912	$5,115	$1,965,009

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$25,976	$0	$0	$25,976

Total Investments	$43,958	$1,941,912	$5,115	$1,990,985

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	114	1,142	0	1,256
Over the counter	0	7,047	0	7,047

	$114	$8,189	$0	$8,303

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(324)	(112)	0	(436)
Over the counter	0	(18,892)	0	(18,892)

	$(324)	$(19,004)	$0	$(19,328)

Totals	$43,748	$1,931,097	$5,115	$1,979,960

There were no significant transfers between Levels 1, 2, or 3 during the period ended September 30, 2016.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	53

Schedule of Investments PIMCO Emerging Markets Corporate Bond Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 88.5%

ARGENTINA 2.1%

CORPORATE BONDS & NOTES 2.1%
Cablevision S.A.
6.500% due 06/15/2021	$500	$523
Petrobras Argentina S.A.
7.375% due 07/21/2023	800	824
YPF S.A.
8.500% due 03/23/2021	200	224
8.500% due 07/28/2025	1,400	1,539

Total Argentina (Cost $2,875)		3,110

AUSTRIA 0.5%

CORPORATE BONDS & NOTES 0.5%
JBS Investments GmbH
7.750% due 10/28/2020	$100	105
Sappi Papier Holding GmbH
7.500% due 06/15/2032	600	573

Total Austria (Cost $665)		678

AZERBAIJAN 0.2%

CORPORATE BONDS & NOTES 0.2%
International Bank of Azerbaijan OJSC
5.625% due 06/11/2019	$300	297

Total Azerbaijan (Cost $286)		297

BARBADOS 0.7%

CORPORATE BONDS & NOTES 0.7%
Columbus International, Inc.
7.375% due 03/30/2021	$900	958

Total Barbados (Cost $932)		958

BERMUDA 3.6%

CORPORATE BONDS & NOTES 3.6%
CBQ Finance Ltd.
7.500% due 11/18/2019	$800	921
Digicel Group Ltd.
8.250% due 09/30/2020	1,665	1,455
Digicel Ltd.
6.000% due 04/15/2021	900	806
Noble Group Ltd.
6.750% due 01/29/2020 (f)	700	567
Ooredoo International Finance Ltd.
3.250% due 02/21/2023	1,000	1,026
Tengizchevroil Finance Co. International Ltd.
4.000% due 08/15/2026	500	496

Total Bermuda (Cost $5,428)		5,271

BRAZIL 10.7%

CORPORATE BONDS & NOTES 10.7%
Andrade Gutierrez International S.A.
4.000% due 04/30/2018	$400	314
Banco Bradesco S.A.
5.750% due 03/01/2022	300	316
Banco BTG Pactual S.A.
4.000% due 01/16/2020	710	677
5.750% due 09/28/2022	500	446
Banco do Brasil S.A.
6.250% due 04/15/2024 (c)	400	281
9.000% due 06/18/2024 (c)	854	742
BR Properties S.A.
9.000% due 10/31/2016 (c)	636	612
Braskem Finance Ltd.
5.750% due 04/15/2021	750	787

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Centrais Eletricas Brasileiras S.A.
5.750% due 10/27/2021		$500	$493
Cosan Luxembourg S.A.
7.000% due 01/20/2027		400	418
CSN Islands Corp.
6.875% due 09/21/2019		700	490
CSN Resources S.A.
6.500% due 07/21/2020		210	139
Embraer Netherlands Finance BV
5.050% due 06/15/2025		950	959
Itau Unibanco Holding S.A.
6.200% due 12/21/2021		360	383
Minerva Luxembourg S.A.
6.500% due 09/20/2026		700	691
Odebrecht Finance Ltd.
4.375% due 04/25/2025		300	116
7.125% due 06/26/2042		550	225
Petrobras Global Finance BV
4.375% due 05/20/2023		800	718
5.375% due 01/27/2021		200	198
8.375% due 05/23/2021		2,600	2,855
Samarco Mineracao S.A.
4.125% due 11/01/2022		200	72
5.375% due 09/26/2024 ^		800	284
5.750% due 10/24/2023		200	71
Suzano Austria GmbH
5.750% due 07/14/2026		750	758
Suzano Trading Ltd.
5.875% due 01/23/2021		200	210
Vale Overseas Ltd.
4.375% due 01/11/2022		200	198
6.875% due 11/21/2036		300	294
6.875% due 11/10/2039		900	875
Votorantim Cimentos S.A.
3.500% due 07/13/2022	EUR	500	543
7.250% due 04/05/2041		$560	549

Total Brazil (Cost $15,689)			15,714

CANADA 0.9%

CORPORATE BONDS & NOTES 0.9%
First Quantum Minerals Ltd.
7.000% due 02/15/2021		$1,100	998
Pacific Exploration and Production Corp.
5.375% due 01/26/2019 ^		1,450	276

Total Canada (Cost $2,196)			1,274

CAYMAN ISLANDS 6.4%

CORPORATE BONDS & NOTES 6.4%
ADCB Finance Cayman Ltd.
2.625% due 03/10/2020		$500	504
Alpha Star Holding Ltd.
4.970% due 04/09/2019		500	486
Baidu, Inc.
3.500% due 11/28/2022		300	318
BR Malls International Finance Ltd.
8.500% due 01/21/2017 (c)		400	400
Comcel Trust via Comunicaciones Celulares S.A.
6.875% due 02/06/2024		650	672
Formosa Group Cayman Ltd.
3.375% due 04/22/2025		500	512
Global A&T Electronics Ltd.
10.000% due 02/01/2019		200	159
Hutchison Whampoa International Ltd.
3.625% due 10/31/2024		600	644
MAF Global Securities Ltd.
7.125% due 10/29/2018 (c)		400	424
MCE Finance Ltd.
5.000% due 02/15/2021		950	957
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023 (d)		4,093	798

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
QNB Finance Ltd.
2.750% due 10/31/2018	$300	$305
2.875% due 04/29/2020	300	307
Sable International Finance Ltd.
6.875% due 08/01/2022	400	417
Saudi Electricity Global Sukuk Co.
4.000% due 04/08/2024	650	673
Shimao Property Holdings Ltd.
6.625% due 01/14/2020 (f)	300	313
Sun Hung Kai Properties Capital Market Ltd.
3.625% due 01/16/2023	200	213
Swire Pacific MTN Financing Ltd.
4.500% due 10/09/2023	200	226
Tencent Holdings Ltd.
3.375% due 03/05/2018	200	205
Wynn Macau Ltd.
5.250% due 10/15/2021	850	863

Total Cayman Islands (Cost $12,226)		9,396

CHILE 2.7%

CORPORATE BONDS & NOTES 2.7%
Celulosa Arauco y Constitucion S.A.
4.500% due 08/01/2024	$100	105
4.750% due 01/11/2022	300	319
Cencosud S.A.
5.150% due 02/12/2025	950	1,017
Colbun S.A.
4.500% due 07/10/2024	400	423
Embotelladora Andina S.A.
5.000% due 10/01/2023	200	223
Empresa Electrica Guacolda S.A.
4.560% due 04/30/2025	200	192
Inversiones CMPC S.A.
4.750% due 09/15/2024	350	373
Itau CorpBanca
3.875% due 09/22/2019	300	314
Latam Airlines Pass-Through Trust
4.200% due 08/15/2029	435	426
4.500% due 08/15/2025	523	506

Total Chile (Cost $3,720)		3,898

CHINA 1.8%

CORPORATE BONDS & NOTES 1.8%
Bank of China Ltd.
5.000% due 11/13/2024	$600	650
CCCI Treasure Ltd.
3.500% due 04/21/2020 (c)	300	307
China Construction Bank Corp.
3.875% due 05/13/2025	300	310
CRCC Yupeng Ltd.
3.950% due 08/01/2019 (c)	400	414
Industrial & Commercial Bank of China Ltd.
4.875% due 09/21/2025	300	326
Proven Honour Capital Ltd.
4.125% due 05/19/2025	200	213
4.125% due 05/06/2026	400	421

Total China (Cost $2,528)		2,641

COLOMBIA 3.8%

CORPORATE BONDS & NOTES 3.8%
Banco Davivienda S.A.
5.875% due 07/09/2022	$200	212
Banco de Bogota S.A.
5.375% due 02/19/2023	250	259
6.250% due 05/12/2026	200	212
Bancolombia S.A.
5.125% due 09/11/2022	700	732
5.950% due 06/03/2021	240	265

54	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Colombia Telecomunicaciones S.A. ESP
5.375% due 09/27/2022	$800	$784
8.500% due 03/30/2020 (c)	300	263
Ecopetrol S.A.
5.875% due 09/18/2023	900	973
5.875% due 05/28/2045	500	462
7.375% due 09/18/2043	400	422
Grupo Aval Ltd.
4.750% due 09/26/2022	400	397
GrupoSura Finance S.A.
5.500% due 04/29/2026	400	426
Transportadora de Gas Internacional S.A. ESP
5.700% due 03/20/2022	200	209

Total Colombia (Cost $5,505)		5,616

CURACAO 0.3%

CORPORATE BONDS & NOTES 0.3%
SUAM Finance BV
4.875% due 04/17/2024	$450	478

Total Curacao (Cost $448)		478

DOMINICAN REPUBLIC 0.3%

CORPORATE BONDS & NOTES 0.3%
Aeropuertos Dominicanos Siglo S.A.
9.750% due 11/13/2019	$400	421

Total Dominican Republic (Cost $397)		421

GUATEMALA 0.2%

CORPORATE BONDS & NOTES 0.2%
Industrial Senior Trust
5.500% due 11/01/2022	$325	323

Total Guatemala (Cost $326)		323

HONG KONG 1.7%

CORPORATE BONDS & NOTES 1.7%
AIA Group Ltd.
3.200% due 03/11/2025	$300	307
China Cinda Finance Ltd.
3.125% due 04/23/2020	300	308
Citic Pacific Ltd.
6.800% due 01/17/2023	400	490
CNOOC Finance Ltd.
3.000% due 05/09/2023	700	710
Franshion Brilliant Ltd.
5.750% due 03/19/2019	500	534
Swire Properties MTN Financing Ltd.
3.625% due 01/13/2026	200	214

Total Hong Kong (Cost $2,469)		2,563

INDIA 2.5%

CORPORATE BONDS & NOTES 2.2%
ABJA Investment Co. Pte. Ltd.
5.950% due 07/31/2024	$500	510
Bharti Airtel Ltd.
4.375% due 06/10/2025	500	519
ICICI Bank Ltd.
3.500% due 03/18/2020	500	518
Indian Oil Corp. Ltd.
5.625% due 08/02/2021	300	340
NTPC Ltd.
4.750% due 10/03/2022	300	333
ONGC Videsh Ltd.
4.625% due 07/15/2024	350	379
Reliance Industries Ltd.
4.125% due 01/28/2025	550	574

		3,173

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.3%
Export-Import Bank of India
3.375% due 08/05/2026	$400	$407

Total India (Cost $3,436)		3,580

INDONESIA 0.8%

CORPORATE BONDS & NOTES 0.8%
Listrindo Capital BV
4.950% due 09/14/2026	$200	201
6.950% due 02/21/2019	200	207
Perusahaan Gas Negara Persero Tbk
5.125% due 05/16/2024	700	760

Total Indonesia (Cost $1,089)		1,168

IRELAND 1.7%

CORPORATE BONDS & NOTES 1.7%
Alfa Bank AO Via Alfa Bond Issuance PLC
7.750% due 04/28/2021	$500	576
Borets Finance Ltd.
7.625% due 09/26/2018	300	300
MMC Norilsk Nickel OJSC via MMC Finance Ltd.
6.625% due 10/14/2022	600	680
Novatek OAO Via Novatek Finance Ltd.
4.422% due 12/13/2022	500	504
Rosneft Oil Co. Via Rosneft International Finance Ltd.
4.199% due 03/06/2022	500	505

Total Ireland (Cost $2,276)		2,565

KAZAKHSTAN 0.4%

CORPORATE BONDS & NOTES 0.4%
Zhaikmunai LLP
6.375% due 02/14/2019	$700	648

Total Kazakhstan (Cost $717)		648

LUXEMBOURG 6.3%

CORPORATE BONDS & NOTES 6.3%
Altice Financing S.A.
6.625% due 02/15/2023	$400	412
7.500% due 05/15/2026	400	417
Altice Finco S.A.
7.625% due 02/15/2025	1,700	1,715
Altice Luxembourg S.A.
7.625% due 02/15/2025	500	516
Evraz Group S.A.
8.250% due 01/28/2021	200	219
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022	820	827
Gazprom OAO Via Gaz Capital S.A.
6.510% due 03/07/2022	300	335
8.625% due 04/28/2034	400	528
MHP S.A.
8.250% due 04/02/2020	600	577
Millicom International Cellular S.A.
6.000% due 03/15/2025	400	404
Offshore Drilling Holding S.A.
8.375% due 09/20/2020	200	113
Sberbank of Russia Via SB Capital S.A.
5.500% due 02/26/2024	1,100	1,112
Ultrapar International S.A.
5.250% due 10/06/2026 (a)	1,100	1,103
VTB Bank OJSC Via VTB Capital S.A.
6.950% due 10/17/2022	900	964

Total Luxembourg (Cost $8,653)		9,242

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MAURITIUS 0.9%

CORPORATE BONDS & NOTES 0.9%
Greenko Investment Co.
4.875% due 08/16/2023		$800	$786
MTN Mauritius Investments Ltd.
4.755% due 11/11/2024		500	486

Total Mauritius (Cost $1,275)			1,272

		SHARES
MEXICO 4.8%

COMMON STOCKS 0.0%
Hipotecaria Su Casita S.A. de C.V. (b)		172,487	0

		PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 4.8%
America Movil S.A.B. de C.V.
6.125% due 03/30/2040		$850	1,033
Banco Inbursa S.A. Institucion de Banca Multiple
4.125% due 06/06/2024		250	254
Banco Mercantil del Norte S.A.
5.750% due 10/04/2031 (a)		550	539
Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santand
5.950% due 01/30/2024		400	421
BBVA Bancomer S.A.
6.500% due 03/10/2021		430	471
6.750% due 09/30/2022		500	560
Cemex S.A.B. de C.V.
5.700% due 01/11/2025		600	609
Coca-Cola Femsa S.A.B. de C.V.
3.875% due 11/26/2023		300	324
Fomento Economico Mexicano S.A.B. de C.V.
2.875% due 05/10/2023		200	200
Grupo Bimbo S.A.B. de C.V.
3.875% due 06/27/2024		350	364
Grupo Televisa S.A.B.
6.125% due 01/31/2046		300	332
Hipotecaria Su Casita S.A. de C.V.
7.130% due 06/28/2018 ^	MXN	17,999	73
Mexichem S.A.B. de C.V.
5.875% due 09/17/2044		$400	385
Trust F/1401
6.950% due 01/30/2044		900	927
Unifin Financiera S.A.B. de C.V. SOFOM ENR
7.250% due 09/27/2023		600	601

			7,093

Total Mexico (Cost $9,563)			7,093

MOROCCO 0.8%

CORPORATE BONDS & NOTES 0.8%
OCP S.A.
4.500% due 10/22/2025		$1,200	1,220

Total Morocco (Cost $1,179)			1,220

MULTINATIONAL 0.1%

CORPORATE BONDS & NOTES 0.1%
JBS USA LLC
5.750% due 06/15/2025		$100	99

Total Multinational (Cost $97)			99

NETHERLANDS 4.5%

CORPORATE BONDS & NOTES 4.5%
CIMPOR Financial Operations BV
5.750% due 07/17/2024		$700	604

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	55

Schedule of Investments PIMCO Emerging Markets Corporate Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GTH Finance BV
7.250% due 04/26/2023		$300	$326
IHS Towers Netherlands FinCo NG BV
8.375% due 07/15/2019		300	313
Indo Energy Finance BV
6.375% due 01/24/2023		1,700	1,203
Marfrig Holding Europe BV
6.875% due 06/24/2019		200	204
Marfrig Holdings Europe BV
8.000% due 06/08/2023		400	411
Metinvest BV
8.750% due 02/14/2018 ^(f)		742	597
SABIC Capital BV
2.625% due 10/03/2018		400	405
2.750% due 11/20/2020	EUR	250	306
Teva Pharmaceutical Finance Netherlands BV
1.250% due 03/31/2023		800	929
VTR Finance BV
6.875% due 01/15/2024		$1,200	1,245

Total Netherlands (Cost $6,449)			6,543

OMAN 0.2%

CORPORATE BONDS & NOTES 0.2%
Bank Muscat SAOG
3.750% due 05/03/2021		$350	357

Total Oman (Cost $351)			357

PERU 1.5%

CORPORATE BONDS & NOTES 1.5%
Banco de Credito del Peru
4.250% due 04/01/2023		$750	807
Banco Internacional del Peru
5.750% due 10/07/2020		250	278
Union Andina de Cementos S.A.A.
5.875% due 10/30/2021		350	368
Volcan Cia Minera S.A.A.
5.375% due 02/02/2022		700	687

Total Peru (Cost $1,998)			2,140

PHILIPPINES 0.9%

CORPORATE BONDS & NOTES 0.9%
JGSH Philippines Ltd.
4.375% due 01/23/2023		$600	628
San Miguel Corp.
4.875% due 04/26/2023		400	412
SM Investments Corp.
4.875% due 06/10/2024		200	217

Total Philippines (Cost $1,200)			1,257

QATAR 0.3%

CORPORATE BONDS & NOTES 0.3%
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027		$350	411

Total Qatar (Cost $396)			411

RUSSIA 0.3%

CORPORATE BONDS & NOTES 0.3%
VimpelCom Holdings BV
7.504% due 03/01/2022		$420	471

Total Russia (Cost $381)			471

SINGAPORE 2.9%

CORPORATE BONDS & NOTES 2.9%
Alam Synergy Pte. Ltd.
6.950% due 03/27/2020		$320	326

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Flex Ltd.
4.750% due 06/15/2025	$550	$587
Global Logistic Properties Ltd.
3.875% due 06/04/2025	600	626
Oversea-Chinese Banking Corp. Ltd.
4.250% due 06/19/2024	1,071	1,161
SingTel Group Treasury Pte. Ltd.
3.250% due 06/30/2025	300	322
4.500% due 09/08/2021	300	337
United Overseas Bank Ltd.
3.750% due 09/19/2024	800	830

Total Singapore (Cost $3,958)		4,189

SOUTH AFRICA 2.5%

CORPORATE BONDS & NOTES 2.5%
African Bank Ltd.
6.000% due 02/08/2020	$700	675
AngloGold Ashanti Holdings PLC
5.125% due 08/01/2022	600	624
FirstRand Bank Ltd.
4.250% due 04/30/2020	300	311
Myriad International Holdings BV
5.500% due 07/21/2025	1,500	1,616
Sasol Financing International PLC
4.500% due 11/14/2022	400	412

Total South Africa (Cost $3,335)		3,638

SOUTH KOREA 2.1%

CORPORATE BONDS & NOTES 2.1%
Korea Gas Corp.
1.875% due 07/18/2021	$600	604
Korea Hydro & Nuclear Power Co. Ltd.
3.000% due 09/19/2022	400	425
NongHyup Bank
1.875% due 09/12/2021	1,000	998
Shinhan Bank
3.875% due 03/24/2026	400	425
Woori Bank
4.750% due 04/30/2024	600	650

Total South Korea (Cost $3,045)		3,102

SUPRANATIONAL 0.7%

CORPORATE BONDS & NOTES 0.7%
Africa Finance Corp.
4.375% due 04/29/2020	$500	524
African Export-Import Bank
4.750% due 07/29/2019	500	524

Total Supranational (Cost $999)		1,048

SWEDEN 0.7%

CORPORATE BONDS & NOTES 0.7%
Powszechna Kasa Oszczednosci Bank Polski S.A. Via PKO Finance AB
4.630% due 09/26/2022	$900	975

Total Sweden (Cost $948)		975

THAILAND 2.8%

CORPORATE BONDS & NOTES 2.8%
Bangkok Bank PCL
3.875% due 09/27/2022 (f)	$700	762
Krung Thai Bank PCL
5.200% due 12/26/2024	300	317
PTT Exploration & Production PCL
4.875% due 06/18/2019 (c)	900	920
PTT Global Chemical PCL
4.250% due 09/19/2022	500	548

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PTT PCL
3.375% due 10/25/2022	$600	$634
Siam Commercial Bank PCL
3.500% due 04/07/2019	400	417
Thai Oil PCL
3.625% due 01/23/2023	500	528

Total Thailand (Cost $3,950)		4,126

TURKEY 3.9%

CORPORATE BONDS & NOTES 3.9%
Akbank TAS
5.125% due 03/31/2025	$500	490
Arcelik A/S
5.000% due 04/03/2023	200	198
KOC Holding A/S
5.250% due 03/15/2023	500	514
Turk Telekomunikasyon A/S
4.875% due 06/19/2024	300	299
Turkcell Iletisim Hizmetleri A/S
5.750% due 10/15/2025	450	467
Turkiye Garanti Bankasi A/S
4.750% due 10/17/2019	800	808
Turkiye Halk Bankasi A/S
4.750% due 02/11/2021	400	390
Turkiye Is Bankasi
5.000% due 04/30/2020	900	904
Turkiye Sise ve Cam Fabrikalari A/S
4.250% due 05/09/2020 (f)	300	299
Turkiye Vakiflar Bankasi TAO
6.000% due 11/01/2022	400	394
Yapi ve Kredi Bankasi A/S
4.000% due 01/22/2020	700	684
5.500% due 12/06/2022	200	195

Total Turkey (Cost $5,599)		5,642

UNITED ARAB EMIRATES 3.5%

CORPORATE BONDS & NOTES 3.5%
Abu Dhabi National Energy Co. PJSC
3.625% due 01/12/2023	$900	919
Burgan Tier 1 Financing Ltd.
7.250% due 09/30/2019 (c)	300	298
DP World Ltd.
6.850% due 07/02/2037	1,450	1,684
Emirates NBD PJSC
4.875% due 03/28/2023	500	510
Emirates Telecommunications Group Co. PJSC
3.500% due 06/18/2024	400	424
First Gulf Bank PJSC
2.625% due 02/24/2020	300	305
National Bank of Abu Dhabi PJSC
5.250% due 06/17/2020 (c)	300	305
NBK Tier 1 Financing Ltd.
5.750% due 04/09/2021 (c)	600	612

Total United Arab Emirates (Cost $4,964)		5,057

UNITED KINGDOM 2.6%

CORPORATE BONDS & NOTES 2.6%
Afren PLC
6.625% due 12/09/2020 ^	$682	3
15.000% due 04/25/2017 ^(d)	2,200	572
Hikma Pharmaceuticals PLC
4.250% due 04/10/2020	300	306
Petra Diamonds U.S. Treasury PLC
8.250% due 05/31/2020	250	258
Tullow Oil PLC
6.000% due 11/01/2020	670	608
6.250% due 04/15/2022	500	450

56	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Vedanta Resources PLC
6.000% due 01/31/2019	$500	$499
7.125% due 05/31/2023 (f)	590	560
8.250% due 06/07/2021	500	507

Total United Kingdom (Cost $5,555)		3,763

UNITED STATES 1.7%

CORPORATE BONDS & NOTES 1.7%
Hyundai Capital America
3.000% due 03/18/2021	$400	415
Rio Oil Finance Trust
9.250% due 07/06/2024	402	371
9.750% due 01/06/2027	235	214
Southern Copper Corp.
5.250% due 11/08/2042	890	848
5.875% due 04/23/2045	400	401
Terraform Global Operating LLC
13.750% due 08/15/2022	300	310

Total United States (Cost $2,512)		2,559

VIRGIN ISLANDS (BRITISH) 2.8%

CORPORATE BONDS & NOTES 2.8%
Caifu Holdings Ltd.
8.750% due 01/24/2020	$200	212
CLP Power Hong Kong Financing Ltd.
3.125% due 05/06/2025	300	313

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Gerdau Trade, Inc.
5.750% due 01/30/2021 (f)	$300	$314
Gold Fields Orogen Holding BVI Ltd.
4.875% due 10/07/2020	550	559
GTL Trade Finance, Inc.
5.893% due 04/29/2024	400	396
HKT Capital Ltd.
3.625% due 04/02/2025	350	369
NWD MTN Ltd.
4.375% due 11/30/2022	200	212
5.250% due 02/26/2021	200	218
QGOG Constellation S.A.
6.250% due 11/09/2019	2,100	966
Studio City Finance Ltd.
8.500% due 12/01/2020	550	569

Total Virgin Islands (British) (Cost $4,308)		4,128

SHORT-TERM INSTRUMENTS 0.4%

REPURCHASE AGREEMENTS (e) 0.4%
		535

Total Short-Term Instruments (Cost $535)		535

Total Investments in Securities (Cost $134,458)		129,466

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 11.7%

SHORT-TERM INSTRUMENTS 11.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 11.7%
PIMCO Short-Term Floating NAV Portfolio III	1,739,815	$17,200

Total Short-Term Instruments (Cost $17,200)		17,200

Total Investments in Affiliates (Cost $17,200)		17,200

Total Investments 100.2% (Cost $151,658)		$146,666

Financial Derivative Instruments (g)(h) 0.0% (Cost or Premiums, net $(55))		(2)

Other Assets and Liabilities, net (0.2)%		(278)

Net Assets 100.0%		$146,386

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Security did not produce income within the last twelve months.
(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(d)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Afren PLC	15.000%	04/25/2017	04/30/2015	$2,179	$572	0.39%
Odebrecht Offshore Drilling Finance Ltd.	6.625	10/01/2023	02/20/2014 - 12/29/2014	3,939	798	0.55

				$6,118	$1,370	0.94%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	09/30/2016	10/03/2016	$535	U.S. Treasury Bonds 8.000% due 11/15/2021 (2)	$(548)	$535	$535

Total Repurchase Agreements						$(548)	$535	$535

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (3)	Borrowing Date	Maturity Date		Amount Borrowed (3)	Payable for Reverse Repurchase Agreements
BPS	(1.250)%	08/05/2016	TBD	(4)	$(297)	$(296)
BRC	(1.500)	09/21/2016	TBD	(4)	(326)	(325)
	(0.650)	06/30/2016	06/30/2017		(741)	(739)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	57

Schedule of Investments PIMCO Emerging Markets Corporate Bond Fund (Cont.)

Counterparty	Borrowing Rate (3)	Borrowing Date	Maturity Date		Amount Borrowed (3)	Payable for Reverse Repurchase Agreements
DBL	(2.700)	09/20/2016	09/20/2017		$(308)	$(308)
FOB	(1.000)	03/17/2016	TBD	(4)	(313)	(312)
JML	(6.500)	07/26/2016	TBD	(4)	(178)	(176)
	(1.250)	09/08/2016	09/08/2017		(465)	(465)

Total Reverse Repurchase Agreements						$(2,621)

(3)

The average amount of borrowings outstanding during the period ended September 30, 2016 was $(3,174) at a weighted average interest rate of (1.328)%. Average borrowings includes sale-buyback transactions, of which there were none open at period end.

(4)	Open maturity reverse repurchase agreement.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2016:

(f)	Securities with an aggregate market value of $2,667 have been pledged as collateral under the terms of the following master agreements as of September 30, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure (5)
Global/Master Repurchase Agreement
BPS	$0	$(296)	$0	$(296)	$299	$3
BRC	0	(1,064)	0	(1,064)	1,104	40
DBL	0	(308)	0	(308)	314	6
FOB	0	(312)	0	(312)	313	1
JML	0	(641)	0	(641)	636	(5)
SSB	535	0	0	535	(548)	(13)

Total Borrowings and Other Financing Transactions	$535	$(2,621)	$0

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(2,621)	$(2,621)

Total Borrowings	$0	$0	$0	$(2,621)	$(2,621)

Gross amount of recognized liabilities for reverse repurchase agreements					$(2,621)

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note December Futures	Short	12/2016	7	$(5)	$3	$0

Total Futures Contracts				$(5)	$3	$0

58	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2016:

Cash of $77 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$3	$0	$3	$0	$0	$0	$0

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
FBF	10/2016	MXN	681		$37	$2	$0
GLM	10/2016	EUR	377		426	2	0
	10/2016	JPY	22,100		213	0	(4)
	10/2016		$2,081	EUR	1,855	4	(1)
	11/2016	EUR	1,553		$1,743	0	(4)
MSB	10/2016		1,478		1,672	11	0

Total Forward Foreign Currency Contracts						$19	$(9)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2016 (2)	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
CBK	AK Transneft OAO	1.000%	03/20/2017	1.929%	$ 3,700	$(55)	$40	$0	$(15)

Total Swap Agreements						$(55)	$40	$0	$(15)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2016:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure (4)
CBK	$0	$0	$0	$0	$0	$0	$(15)	$(15)	$(15)	$0	$(15)
FBF	2	0	0	2	0	0	0	0	2	0	2
GLM	6	0	0	6	(9)	0	0	(9)	(3)	0	(3)
MSB	11	0	0	11	0	0	0	0	11	0	11

Total Over the Counter	$19	$0	$0	$19	$(9)	$0	$(15)	$(24)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	59

Schedule of Investments PIMCO Emerging Markets Corporate Bond Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$3	$3

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$19	$0	$19

	$0	$0	$0	$19	$3	$22

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$9	$0	$9
Swap Agreements	0	15	0	0	0	15

	$0	$15	$0	$9	$0	$24

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(29)	$(29)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(32)	$0	$(32)
Swap Agreements	0	19	0	0	0	19

	$0	$19	$0	$(32)	$0	$(13)

	$0	$19	$0	$(32)	$(29)	$(42)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(5)	$(5)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$54	$0	$54
Swap Agreements	0	37	0	0	0	37

	$0	$37	$0	$54	$0	$91

	$0	$37	$0	$54	$(5)	$86

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Investments in Securities, at Value
Argentina
Corporate Bonds & Notes	$0	$3,110	$0	$3,110
Austria
Corporate Bonds & Notes	0	678	0	678
Azerbaijan
Corporate Bonds & Notes	0	297	0	297
Barbados
Corporate Bonds & Notes	0	958	0	958
Bermuda
Corporate Bonds & Notes	0	5,271	0	5,271

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Brazil
Corporate Bonds & Notes	$0	$15,714	$0	$15,714
Canada
Corporate Bonds & Notes	0	1,274	0	1,274
Cayman Islands
Corporate Bonds & Notes	0	9,396	0	9,396
Chile
Corporate Bonds & Notes	0	3,898	0	3,898
China
Corporate Bonds & Notes	0	2,641	0	2,641
Colombia
Corporate Bonds & Notes	0	5,616	0	5,616

60	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Curacao
Corporate Bonds & Notes	$0	$478	$0	$478
Dominican Republic
Corporate Bonds & Notes	0	421	0	421
Guatemala
Corporate Bonds & Notes	0	323	0	323
Hong Kong
Corporate Bonds & Notes	0	2,563	0	2,563
India
Corporate Bonds & Notes	0	3,173	0	3,173
Sovereign Issues	0	407	0	407
Indonesia
Corporate Bonds & Notes	0	1,168	0	1,168
Ireland
Corporate Bonds & Notes	0	2,565	0	2,565
Kazakhstan
Corporate Bonds & Notes	0	648	0	648
Luxembourg
Corporate Bonds & Notes	0	9,242	0	9,242
Mauritius
Corporate Bonds & Notes	0	1,272	0	1,272
Mexico
Corporate Bonds & Notes	0	7,020	73	7,093
Morocco
Corporate Bonds & Notes	0	1,220	0	1,220
Multinational
Corporate Bonds & Notes	0	99	0	99
Netherlands
Corporate Bonds & Notes	0	6,543	0	6,543
Oman
Corporate Bonds & Notes	0	357	0	357
Peru
Corporate Bonds & Notes	0	2,140	0	2,140
Philippines
Corporate Bonds & Notes	0	1,257	0	1,257
Qatar
Corporate Bonds & Notes	0	411	0	411
Russia
Corporate Bonds & Notes	0	471	0	471
Singapore
Corporate Bonds & Notes	0	4,189	0	4,189
South Africa
Corporate Bonds & Notes	0	3,638	0	3,638

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
South Korea
Corporate Bonds & Notes	$0	$3,102	$0	$3,102
Supranational
Corporate Bonds & Notes	0	1,048	0	1,048
Sweden
Corporate Bonds & Notes	0	975	0	975
Thailand
Corporate Bonds & Notes	0	4,126	0	4,126
Turkey
Corporate Bonds & Notes	0	5,642	0	5,642
United Arab Emirates
Corporate Bonds & Notes	0	5,057	0	5,057
United Kingdom
Corporate Bonds & Notes	0	3,191	572	3,763
United States
Corporate Bonds & Notes	0	2,559	0	2,559
Virgin Islands (British)
Corporate Bonds & Notes	0	4,128	0	4,128
Short-Term Instruments
Repurchase Agreements	0	535	0	535

	$0	$128,821	$645	$129,466

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$17,200	$0	$0	$17,200

Total Investments	$17,200	$128,821	$645	$146,666

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	3	0	0	3
Over the counter	0	19	0	19

	$3	$19	$0	$22

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(24)	$0	$(24)

Totals	$17,203	$128,816	$645	$146,664

There were no significant transfers between Levels 1, 2, or 3 during the period ended September 30, 2016.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	61

Schedule of Investments PIMCO Emerging Markets Currency Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 93.6%

ARGENTINA 1.9%

SOVEREIGN ISSUES 1.9%
Argentine Government International Bond
6.250% due 04/22/2019		$4,850	$5,155
8.750% due 06/02/2017		27,700	28,974
18.200% due 10/03/2021 (a)	ARS	500,700	32,599

Total Argentina (Cost $66,515)			66,728

BERMUDA 0.2%

CORPORATE BONDS & NOTES 0.2%
CBQ Finance Ltd.
3.375% due 04/11/2017		$7,100	7,178
Ooredoo International Finance Ltd.
3.375% due 10/14/2016		500	501

Total Bermuda (Cost $7,675)			7,679

BRAZIL 24.4%

CORPORATE BONDS & NOTES 4.5%
Banco Santander Brasil S.A.
4.625% due 02/13/2017		$64,215	64,712
Brazil Minas SPE via State of Minas Gerais
5.333% due 02/15/2028		400	396
Caixa Economica Federal
2.375% due 11/06/2017 (i)		5,900	5,849
2.375% due 11/06/2017		300	297
4.500% due 10/03/2018		9,150	9,287
Embraer Overseas Ltd.
6.375% due 01/24/2017		3,000	3,045
Itau Unibanco Holding S.A.
2.850% due 05/26/2018 (i)		22,200	22,311
Petrobras Global Finance BV
3.217% due 03/17/2017		2,900	2,911
3.250% due 03/17/2017		7,800	7,835
6.125% due 10/06/2016		1,400	1,401
7.875% due 03/15/2019		14,110	15,309
8.375% due 05/23/2021		23,100	25,369

			158,722

SOVEREIGN ISSUES 19.9%
Banco Nacional de Desenvolvimento Economico e Social
4.125% due 09/15/2017	EUR	20,500	23,631
4.125% due 09/15/2017 (i)		14,400	16,599
6.369% due 06/16/2018		$8,450	8,915
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2017 (c)	BRL	428,600	127,650
0.000% due 04/01/2017 (c)		614,100	177,439
0.000% due 07/01/2017 (c)		1,182,600	332,494
0.000% due 01/01/2018 (c)		38,200	10,188
0.000% due 07/01/2018 (c)		43,000	10,893
Brazil Notas do Tesouro Nacional
6.000% due 05/15/2017 (e)		5,580	1,713

			709,522

Total Brazil (Cost $875,659)			868,244

CANADA 0.0%

CORPORATE BONDS & NOTES 0.0%
Glencore Finance Canada Ltd.
3.600% due 01/15/2017		$400	400

Total Canada (Cost $402)			400

CAYMAN ISLANDS 2.5%

CORPORATE BONDS & NOTES 2.5%
Alibaba Group Holding Ltd.
1.349% due 11/28/2017		$7,400	7,395
1.625% due 11/28/2017		21,500	21,555

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Anstock Ltd.
2.125% due 07/24/2017		$7,800	$7,810
Baidu, Inc.
2.250% due 11/28/2017		400	404
3.250% due 08/06/2018		4,000	4,108
DP World Sukuk Ltd.
6.250% due 07/02/2017		3,000	3,102
Interoceanica Finance Ltd.
0.000% due 11/30/2018 (c)		3,710	3,599
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022		1,200	378
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023 (g)		3,135	611
6.750% due 10/01/2023 (g)		1,198	234
Pemex Finance Ltd.
9.150% due 11/15/2018		5,063	5,413
10.610% due 08/15/2017		63	65
Peru Enhanced Pass-Through Finance Ltd.
0.000% due 05/31/2018 (c)		9,160	8,932
QNB Finance Ltd.
2.002% due 10/31/2016		13,400	13,416
2.211% due 05/20/2018		5,700	5,728
Tencent Holdings Ltd.
2.000% due 05/02/2017		5,000	5,016

Total Cayman Islands (Cost $89,542)			87,766

CHILE 0.8%

CORPORATE BONDS & NOTES 0.8%
Banco de Credito e Inversiones
3.000% due 09/13/2017		$3,000	3,046
Banco del Estado de Chile
2.000% due 11/09/2017		16,500	16,558
Banco Santander Chile
1.565% due 04/11/2017		9,900	9,920
Itau CorpBanca
3.875% due 09/22/2019		700	732

Total Chile (Cost $30,203)			30,256

CHINA 2.7%

CORPORATE BONDS & NOTES 2.2%
Agricultural Bank of China Ltd.
1.721% due 05/21/2018		$26,200	26,209
Sinopec Group Overseas Development Ltd.
1.445% due 04/10/2017		49,000	49,025
1.750% due 09/29/2019		3,300	3,290

			78,524

SOVEREIGN ISSUES 0.5%
China Development Bank Corp.
5.840% due 01/03/2019	CNY	2,160	347
China Government International Bond
2.480% due 12/01/2020		5,000	737
3.290% due 04/18/2020		5,140	792
3.380% due 05/23/2023		700	109
4.080% due 08/22/2023		700	114
Export-Import Bank of China
3.350% due 06/18/2017		100,000	14,996

			17,095

Total China (Cost $97,050)			95,619

COLOMBIA 1.8%

CORPORATE BONDS & NOTES 0.8%
Banco de Bogota S.A.
5.000% due 01/15/2017		$10,683	10,770
Ecopetrol S.A.
4.250% due 09/18/2018		10,000	10,388
7.625% due 07/23/2019 (i)		5,135	5,873

			27,031

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 1.0%
Bogota Distrito Capital
9.750% due 07/26/2028	COP	60,000	$22
Colombia Government International Bond
7.375% due 01/27/2017		$29,650	30,258
7.375% due 03/18/2019		700	792
8.660% due 10/07/2016		2,305	2,306
Colombian TES
7.000% due 05/04/2022	COP	1,816,000	643

			34,021

Total Colombia (Cost $61,229)			61,052

CROATIA 0.6%

SOVEREIGN ISSUES 0.6%
Croatia Government International Bond
6.250% due 04/27/2017		$8,880	9,103
6.750% due 11/05/2019		10,435	11,586

Total Croatia (Cost $20,389)			20,689

CZECH REPUBLIC 4.7%

SOVEREIGN ISSUES 4.7%
Czech Republic Government International Bond
0.060% due 12/09/2020	CZK	1,500,000	63,234
0.360% due 10/27/2016		1,404,800	58,438
1.210% due 07/23/2017		1,104,300	46,668

Total Czech Republic (Cost $163,310)			168,340

EL SALVADOR 0.1%

SOVEREIGN ISSUES 0.1%
El Salvador Government International Bond
7.375% due 12/01/2019		$3,700	3,968

Total El Salvador (Cost $3,979)			3,968

HONG KONG 0.2%

CORPORATE BONDS & NOTES 0.2%
CNOOC Nexen Finance ULC
1.625% due 04/30/2017		$6,400	6,407

Total Hong Kong (Cost $6,400)			6,407

INDIA 1.7%

CORPORATE BONDS & NOTES 0.9%
HDFC Bank Ltd.
3.000% due 11/30/2016		$18,200	18,249
Indian Railway Finance Corp. Ltd.
3.417% due 10/10/2017		9,350	9,499
State Bank of India
4.125% due 08/01/2017		3,900	3,977

			31,725

SOVEREIGN ISSUES 0.8%
Export-Import Bank of India
4.000% due 08/07/2017		27,650	28,159

Total India (Cost $59,632)			59,884

INDONESIA 8.1%

CORPORATE BONDS & NOTES 2.4%
Bank Negara Indonesia Persero Tbk PT
4.125% due 04/27/2017		$15,810	15,968
Majapahit Holding BV
7.250% due 06/28/2017		6,345	6,589
7.750% due 10/17/2016		62,017	62,095
8.000% due 08/07/2019		1,620	1,859

			86,511

62	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 5.7%
Indonesia Government International Bond
6.875% due 03/09/2017		$17,020	$17,445
6.875% due 03/09/2017 (i)		74,270	76,126
6.875% due 01/17/2018		76,400	81,460
11.625% due 03/04/2019		14,100	17,342
Lembaga Pembiayaan Ekspor Indonesia
3.750% due 04/26/2017		10,068	10,194

			202,567

Total Indonesia (Cost $287,160)			289,078

IRELAND 0.1%

CORPORATE BONDS & NOTES 0.1%
Vnesheconombank Via VEB Finance PLC
5.375% due 02/13/2017 (i)		$2,500	2,529

Total Ireland (Cost $2,515)			2,529

ISRAEL 0.2%

CORPORATE BONDS & NOTES 0.2%
Delek & Avner Tamar Bond Ltd.
2.803% due 12/30/2016		$6,300	6,308

Total Israel (Cost $6,300)			6,308

JERSEY, CHANNEL ISLANDS 0.7%

CORPORATE BONDS & NOTES 0.7%
UBS Group Funding Jersey Ltd.
2.453% due 04/14/2021		$24,500	25,117

Total Jersey, Channel Islands (Cost $24,500)			25,117

KAZAKHSTAN 2.1%

CORPORATE BONDS & NOTES 2.1%
Intergas Finance BV
6.375% due 05/14/2017		$8,070	8,272
KazMunayGas National Co. JSC
9.125% due 07/02/2018		19,950	22,070
Samruk-Energy JSC
3.750% due 12/20/2017		42,700	43,014

Total Kazakhstan (Cost $72,595)			73,356

LUXEMBOURG 4.1%

CORPORATE BONDS & NOTES 4.1%
Gazprom OAO Via Gaz Capital S.A.
3.850% due 02/06/2020		$700	711
5.338% due 09/25/2020	GBP	200	282
5.999% due 01/23/2021		$2,280	2,482
6.212% due 11/22/2016		17,850	17,971
8.146% due 04/11/2018		31,200	33,775
9.250% due 04/23/2019		20,875	24,067
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
5.298% due 12/27/2017		12,800	13,165
6.299% due 05/15/2017		7,020	7,178
7.750% due 05/29/2018		3,000	3,219
Sberbank of Russia Via SB Capital S.A.
4.950% due 02/07/2017		3,800	3,841
5.180% due 06/28/2019		3,700	3,919
5.400% due 03/24/2017		12,200	12,407
Severstal OAO Via Steel Capital S.A.
4.450% due 03/19/2018		4,700	4,829
6.700% due 10/25/2017		16,430	17,215

Total Luxembourg (Cost $142,829)			145,061

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MALAYSIA 0.0%

SOVEREIGN ISSUES 0.0%
Export-Import Bank of Malaysia Bhd.
2.875% due 12/14/2017		$400	$407

Total Malaysia (Cost $405)			407

MEXICO 2.7%

CORPORATE BONDS & NOTES 2.7%
America Movil S.A.B. de C.V.
6.000% due 06/09/2019	MXN	232,400	11,896
6.450% due 12/05/2022		140,400	7,089
Corp. GEO S.A.B. de C.V.
9.250% due 06/30/2020 ^		$630	0
Petroleos Mexicanos
2.699% due 07/18/2018		13,700	13,871
5.750% due 03/01/2018		59,500	62,850

Total Mexico (Cost $104,943)			95,706

NETHERLANDS 0.7%

CORPORATE BONDS & NOTES 0.7%
ING Bank NV
1.996% due 03/22/2019		$24,500	24,830
Waha Aerospace BV
3.925% due 07/28/2020		208	216

Total Netherlands (Cost $24,718)			25,046

PERU 0.2%

CORPORATE BONDS & NOTES 0.2%
BBVA Banco Continental S.A.
3.250% due 04/08/2018		$6,700	6,834

Total Peru (Cost $6,781)			6,834

PHILIPPINES 0.0%

CORPORATE BONDS & NOTES 0.0%
Power Sector Assets & Liabilities Management Corp.
6.875% due 11/02/2016		$600	603

Total Philippines (Cost $602)			603

QATAR 0.0%

SOVEREIGN ISSUES 0.0%
Qatar Government International Bond
3.125% due 01/20/2017		$1,150	1,157

Total Qatar (Cost $1,157)			1,157

RUSSIA 0.0%

SOVEREIGN ISSUES 0.0%
Russia Government International Bond
7.600% due 04/14/2021	RUB	3,500	54

Total Russia (Cost $114)			54

SERBIA 0.1%

SOVEREIGN ISSUES 0.1%
Republic of Serbia
5.250% due 11/21/2017		$4,000	4,136

Total Serbia (Cost $4,116)			4,136

SOUTH AFRICA 0.2%

CORPORATE BONDS & NOTES 0.2%
AngloGold Ashanti Holdings PLC
5.375% due 04/15/2020		$7,560	7,896

Total South Africa (Cost $7,952)			7,896

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOUTH KOREA 2.3%

CORPORATE BONDS & NOTES 1.6%
Hyundai Capital Services, Inc.
3.500% due 09/13/2017		$10,740	$10,952
KEB Hana Bank
4.000% due 11/03/2016		2,597	2,603
Korea Expressway Corp.
1.625% due 04/28/2017		2,300	2,302
Korea Hydro & Nuclear Power Co. Ltd.
1.591% due 05/22/2017		37,000	36,984
2.875% due 10/02/2018		700	719
Korea National Oil Corp.
4.000% due 10/27/2016		1,350	1,352
Korea Western Power Co. Ltd.
3.125% due 05/10/2017		700	707
Shinhan Bank
4.125% due 10/04/2016		950	950

			56,569

SOVEREIGN ISSUES 0.7%
Export-Import Bank of Korea
4.000% due 01/11/2017		4,400	4,433
Korea Development Bank
3.500% due 08/22/2017		700	714
3.875% due 05/04/2017		1,000	1,016
Korea Housing Finance Corp.
3.500% due 12/15/2016		11,000	11,046
Korea Land & Housing Corp.
1.875% due 08/02/2017		7,450	7,479

			24,688

Total South Korea (Cost $81,220)			81,257

SPAIN 0.1%

SOVEREIGN ISSUES 0.1%
Autonomous Community of Catalonia
4.300% due 11/15/2016	EUR	2,600	2,933

Total Spain (Cost $2,983)			2,933

SRI LANKA 0.4%

SOVEREIGN ISSUES 0.4%
Sri Lanka Government International Bond
5.125% due 04/11/2019		$12,900	13,062

Total Sri Lanka (Cost $13,034)			13,062

TANZANIA 0.1%

SOVEREIGN ISSUES 0.1%
Tanzania Government International Bond
7.250% due 03/09/2020		$3,267	3,422

Total Tanzania (Cost $3,340)			3,422

TURKEY 0.8%

CORPORATE BONDS & NOTES 0.5%
Export Credit Bank of Turkey
5.875% due 04/24/2019		$18,100	18,882

SOVEREIGN ISSUES 0.3%
Turkey Government International Bond
6.750% due 04/03/2018		800	847
7.500% due 07/14/2017		9,600	9,997

			10,844

Total Turkey (Cost $29,686)			29,726

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	63

Schedule of Investments PIMCO Emerging Markets Currency Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UNITED ARAB EMIRATES 0.2%

CORPORATE BONDS & NOTES 0.2%
Dolphin Energy Ltd.
5.888% due 06/15/2019		$8,385	$8,928

Total United Arab Emirates (Cost $8,901)			8,928

UNITED KINGDOM 0.2%

CORPORATE BONDS & NOTES 0.2%
Afren PLC
15.000% due 04/25/2017 ^(g)		$15,006	3,901
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 (f)		1,200	1,113
8.000% due 08/10/2025 (f)		600	566

Total United Kingdom (Cost $16,659)			5,580

UNITED STATES 7.4%

ASSET-BACKED SECURITIES 0.4%
AFC Home Equity Loan Trust
1.305% due 02/25/2029		$179	154
Citigroup Mortgage Loan Trust, Inc.
0.585% due 07/25/2045		157	115
Credit-Based Asset Servicing and Securitization LLC
0.644% due 07/25/2037		48	30
Educational Funding Co. LLC
0.965% due 10/25/2029		2,012	1,943
GE-WMC Mortgage Securities Trust
0.565% due 08/25/2036		35	19
GSAA Trust
0.825% due 05/25/2047		390	313
GSAMP Trust
0.595% due 12/25/2036		123	69
HSI Asset Loan Obligation Trust
0.584% due 12/25/2036		49	19
HSI Asset Securitization Corp. Trust
0.665% due 01/25/2037		1,833	1,307
JPMorgan Mortgage Acquisition Trust
0.635% due 08/25/2036		3,033	1,998
Lehman XS Trust
6.160% due 01/25/2036		3,574	2,694
MASTR Asset-Backed Securities Trust
0.575% due 01/25/2037		222	97
0.745% due 11/25/2036		1,808	1,212
Morgan Stanley Mortgage Loan Trust
0.755% due 02/25/2037		349	192
5.988% due 11/25/2036		1,494	744
New Century Home Equity Loan Trust
0.705% due 05/25/2036		446	356
Securitized Asset-Backed Receivables LLC Trust
0.585% due 12/25/2036 ^		311	105
0.605% due 11/25/2036 ^		227	84
0.815% due 12/25/2035		1,413	1,284
Soundview Home Loan Trust
0.875% due 03/25/2036		1,800	1,511
Vericrest Opportunity Loan Trust
4.250% due 03/26/2046		616	625
Wells Fargo Home Equity Asset-Backed Securities Trust
0.845% due 03/25/2037		1,500	1,131

			16,002

CORPORATE BONDS & NOTES 4.1%
AbbVie, Inc.
1.800% due 05/14/2018		14,300	14,366
Bank of America Corp.
3.958% due 10/21/2025	MXN	35,000	1,982
6.875% due 04/25/2018		$9,900	10,680
Bank of America N.A.
1.750% due 06/05/2018		10,000	10,063

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CIT Group, Inc.
4.250% due 08/15/2017	$23,425	$23,894
Cox Communications, Inc.
5.875% due 12/01/2016	3,983	4,011
International Lease Finance Corp.
6.250% due 05/15/2019	1,300	1,412
8.250% due 12/15/2020	300	357
JPMorgan Chase & Co.
2.322% due 03/01/2021	12,300	12,613
JPMorgan Chase Bank N.A.
1.259% due 06/02/2017	5,400	5,403
Nissan Motor Acceptance Corp.
1.385% due 03/03/2017	5,200	5,210
Plains All American Pipeline LP
6.125% due 01/15/2017	600	607
Rio Oil Finance Trust
9.750% due 01/06/2027	1,596	1,456
Sabine Pass LNG LP
7.500% due 11/30/2016	6,700	6,757
Santander Holdings USA, Inc.
2.275% due 11/24/2017	6,000	6,054
Springleaf Finance Corp.
6.900% due 12/15/2017	300	316
Tennessee Gas Pipeline Co. LLC
7.500% due 04/01/2017	2,000	2,055
Volkswagen Group of America Finance LLC
1.187% due 05/23/2017	9,800	9,776
1.250% due 05/23/2017	800	797
1.650% due 05/22/2018	400	399
Wells Fargo & Co.
1.139% due 06/02/2017	2,800	2,801
1.582% due 07/22/2020	1,200	1,206
2.175% due 03/04/2021	24,500	24,966

		147,181

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.5%
American Home Mortgage Investment Trust
0.925% due 03/25/2046	3,649	3,050
Banc of America Mortgage Trust
3.167% due 07/25/2034	158	161
BCAP LLC Trust
2.413% due 05/26/2037	6,254	5,123
Countrywide Alternative Loan Trust
0.875% due 05/25/2036 ^	2,609	1,368
3.207% due 10/25/2035 ^	94	81
Countrywide Home Loan Mortgage Pass-Through Trust
2.767% due 02/20/2036 ^	185	153
3.043% due 04/20/2035	842	838
Credit Suisse First Boston Mortgage Securities Corp.
2.561% due 06/25/2033	696	682
GSMPS Mortgage Loan Trust
0.875% due 01/25/2036	338	285
Structured Adjustable Rate Mortgage Loan Trust
2.952% due 07/25/2034	1,553	1,548
Structured Asset Mortgage Investments Trust
0.675% due 02/25/2037	3,117	2,596
0.931% due 04/19/2035	1,481	1,398
Thornburg Mortgage Securities Trust
2.781% due 06/25/2047 ^	1,223	1,098
WaMu Mortgage Pass-Through Certificates Trust
0.895% due 05/25/2034	398	340

		18,721

U.S. GOVERNMENT AGENCIES 0.1%
Fannie Mae
1.689% due 06/01/2043 - 07/01/2044	276	282
2.235% due 11/01/2035	27	28
2.419% due 09/01/2035	81	86
2.773% due 09/01/2035	32	34

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.787% due 11/01/2035		$135	$143
3.019% due 08/01/2035		19	19
3.027% due 10/01/2035		14	14
Freddie Mac
0.805% due 09/25/2031		142	140
2.972% due 08/01/2035		13	14
5.000% due 10/01/2033 -12/01/2041		1,253	1,393

			2,153

U.S. TREASURY OBLIGATIONS 2.3%
U.S. Treasury Bonds
2.500% due 02/15/2046		79,700	82,662

Total United States (Cost $261,607)			266,719

VIRGIN ISLANDS (BRITISH) 2.4%

CORPORATE BONDS & NOTES 2.4%
Cheung Kong Infrastructure Finance BVI Ltd.
1.557% due 06/20/2017		$8,400	8,373
GTL Trade Finance, Inc.
7.250% due 10/20/2017		4,400	4,620
Rosneft Finance S.A.
6.625% due 03/20/2017		53,802	54,894
7.875% due 03/13/2018		16,350	17,527

Total Virgin Islands (British) (Cost $85,022)			85,414

SHORT-TERM INSTRUMENTS 18.9%

CERTIFICATES OF DEPOSIT 2.2%
Barclays Bank PLC
1.641% due 09/08/2017		$24,700	24,782
Credit Suisse AG
1.645% due 09/12/2017		24,700	24,731
Mitsubishi UFJ Trust & Banking Corp.
1.577% due 09/19/2017		27,400	27,415

			76,928

REPURCHASE AGREEMENTS (h) 0.2%
			7,673

ARGENTINA TREASURY BILLS 1.0%
29.530% due 12/21/2016 - 01/25/2017 (b)(c)	ARS	611,400	37,433

ITALY TREASURY BILLS 2.8%
(0.291)% due 11/30/2016 (c)(d)	EUR	90,000	101,172

JAPAN TREASURY BILLS 8.0%
(0.265)% due 10/11/2016 (c)(d)	JPY	28,760,000	283,626

U.S. TREASURY BILLS 4.7%
0.513% due 03/02/2017 - 03/16/2017 (b)(c)(k)(m)		$169,097	168,801

Total Short-Term Instruments (Cost $664,209)			675,633

Total Investments in Securities (Cost $3,335,333)			3,332,994

64	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 12.3%

SHORT-TERM INSTRUMENTS 12.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 12.3%
PIMCO Short-Term Floating NAV Portfolio III	44,473,297	$439,663

Total Short-Term Instruments (Cost $439,665)		439,663

Total Investments in Affiliates (Cost $439,665)		439,663

Total Investments 105.9% (Cost $3,774,998)		$3,772,657

Financial Derivative Instruments (j)(l) (1.3)% (Cost or Premiums, net $(6,404))		(46,696)

Other Assets and Liabilities, net (4.6)%		(163,771)

Net Assets 100.0%		$3,562,190

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(g)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Afren PLC	15.000%	04/25/2017	04/30/2015	$14,859	$3,901	0.11%
Odebrecht Offshore Drilling Finance Ltd.	6.625	10/01/2023	06/25/2015 - 09/21/2015	1,449	611	0.02
Odebrecht Offshore Drilling Finance Ltd.	6.750	10/01/2023	06/25/2015 - 09/22/2015	788	234	0.00

				$17,096	$4,746	0.13%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	09/30/2016	10/03/2016	$7,673	U.S. Treasury Bonds 8.000% due 11/15/2021 (2)	$(7,832)	$7,673	$7,673

Total Repurchase Agreements						$(7,832)	$7,673	$7,673

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	65

Schedule of Investments PIMCO Emerging Markets Currency Fund (Cont.)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (3)	Borrowing Date	Maturity Date		Amount Borrowed (3)		Payable for Reverse Repurchase Agreements
BPS	(1.500)%	09/07/2016	TBD	(4)		$(1,082)	$(1,080)
BRC	(0.800)	08/16/2016	TBD	(4)	EUR	(744)	(835)
	(0.500)	03/11/2016	TBD	(4)		$(4,447)	(4,434)
	(0.500)	04/07/2016	TBD	(4)		(1,023)	(1,020)
	(0.500)	06/30/2016	TBD	(4)		(1,584)	(1,582)
DBL	(0.100)	09/21/2016	10/04/2016			(4,992)	(4,992)
FOB	(0.750)	08/11/2016	08/11/2017			(5,180)	(5,175)

Total Reverse Repurchase Agreements							$(19,118)

(3)

The average amount of borrowings outstanding during the period ended September 30, 2016 was $(61,269) at a weighted average interest rate of 0.059%. Average borrowings includes sale-buyback transactions, of which there were none open at period end.

(4)	Open maturity reverse repurchase agreement.

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Freddie Mac, TBA	5.000%	11/01/2046	$13,000	$(14,398)	$(14,397)
Freddie Mac, TBA	6.000	11/01/2046	2,000	(2,284)	(2,284)

Total Short Sales				$(16,682)	$(16,681)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2016:

(i)	Securities with an aggregate market value of $20,122 have been pledged as collateral under the terms of the following master agreements as of September 30, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure (5)
Global/Master Repurchase Agreement
BPS	$0	$(1,080)	$0	$(1,080)	$1,052	$(28)
BRC	0	(7,871)	0	(7,871)	8,394	523
DBL	0	(4,992)	0	(4,992)	4,957	(35)
FOB	0	(5,175)	0	(5,175)	5,209	34
SSB	7,673	0	0	7,673	(7,832)	(159)

Total Borrowings and Other Financing Transactions	$7,673	$(19,118)	$0

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(4,992)	$0	$(10,689)	$(15,681)
Sovereign Issues	0	0	0	(3,437)	(3,437)

Total Borrowings	$0	$(4,992)	$0	$(14,126)	$(19,118)

Gross amount of recognized liabilities for reverse repurchase agreements					$(19,118)

66	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

(j)   FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	1-Year BRL-CDI	15.740%	10/03/2016	BRL	778,300	$2,671	$134	$1	$0
Receive	1-Year BRL-CDI	13.990	01/02/2017		1,963,500	(161)	(145)	5	0
Pay	1-Year BRL-CDI	8.485	01/02/2017		8,600	(292)	(8)	0	0
Pay	1-Year BRL-CDI	8.860	01/02/2017		8,100	(229)	(3)	0	0
Pay	1-Year BRL-CDI	8.910	01/02/2017		44,900	(1,356)	(20)	0	0
Pay	1-Year BRL-CDI	9.210	01/02/2017		49,300	(1,360)	(43)	0	0
Pay	1-Year BRL-CDI	13.750	01/02/2017		1,000	(1)	0	0	0
Pay	1-Year BRL-CDI	15.230	01/02/2017		108,900	430	16	0	0
Receive	1-Year BRL-CDI	15.500	01/02/2018		62,200	(801)	(57)	0	0
Receive	1-Year BRL-CDI	13.730	01/02/2018		21,200	(75)	(31)	0	0
Receive	1-Year BRL-CDI	13.000	01/02/2018		441,200	334	(298)	0	(6)
Pay	1-Year BRL-CDI	12.700	01/02/2018		813,500	765	785	9	0
Receive	1-Year BRL-CDI	12.150	01/02/2019		178,800	(385)	(205)	0	(11)
Pay	1-Year BRL-CDI	11.960	01/02/2019		49,500	92	8	0	(2)
Pay	1-Year BRL-CDI	15.960	01/02/2019		197,700	4,735	849	1	0
Receive	1-Year BRL-CDI	16.150	01/04/2021		207,600	(7,918)	(548)	0	(44)
Receive	1-Year BRL-CDI	13.320	01/04/2021		129,100	(1,804)	(479)	0	(43)
Pay	1-Year BRL-CDI	12.055	01/04/2021		29,400	50	55	11	0
Pay	1-Year BRL-CDI	12.230	01/04/2021		74,000	298	244	28	0
Pay	1-Year BRL-CDI	12.800	01/04/2021		61,300	521	87	22	0
Pay	1-Year BRL-CDI	12.850	01/04/2021		240,380	3,135	559	982	(902)
Pay	1-Year BRL-CDI	13.345	01/04/2021		26,600	378	34	9	0
Pay	1-Year BRL-CDI	15.590	01/04/2021		57,100	1,957	547	13	0
Receive	1-Year BRL-CDI	13.310	04/01/2021		50,700	(703)	(167)	0	(17)
Pay	1-Year BRL-CDI	12.070	01/02/2025		19,500	106	(50)	0	(50)
Pay	1-Year BRL-CDI	12.285	01/02/2025		67,500	547	332	76	0
Receive	3-Month USD-LIBOR	1.500	12/16/2017	$	961,200	(10,159)	(7,396)	52	0
Receive	3-Month USD-LIBOR	2.750	12/16/2045		64,300	(14,808)	(13,010)	1,174	0
Receive	3-Month USD-LIBOR	2.500	06/15/2046		1,200	(205)	(154)	22	0
Receive	3-Month USD-LIBOR *	2.250	12/21/2046		2,100	(211)	(40)	37	0
Pay	3-Month ZAR-JIBAR *	8.000	03/15/2022	ZAR	40,100	30	24	0	(2)
Receive	28-Day MXN-TIIE	6.240	02/01/2021	MXN	484,200	(214)	497	64	0

						$(24,633)	$(18,483)	$2,506	$(1,077)

Total Swap Agreements						$(24,633)	$(18,483)	$2,506	$(1,077)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2016:

(k)	Securities with an aggregate market value of $7,772 and cash of $573 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$2,506	$2,506	$0	$0	$ (1,077)	$ (1,077)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	67

Schedule of Investments PIMCO Emerging Markets Currency Fund (Cont.)

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2016	CNY	4,629		$689	$0	$(5)
	10/2016		$137,123	MXN	2,522,438	0	(7,273)
	10/2016		7,347	RUB	475,890	208	0
	11/2016	KRW	795,439		$714	0	(8)
	11/2016		$2,375	KRW	2,600,934	0	(15)
	11/2016		519	ZAR	7,170	2	(2)
	01/2017	ARS	14,100		$879	4	0
	01/2017		$48,969	BRL	212,378	14,589	0
	01/2017		166	COP	527,704	14	0
	07/2017	CNH	171,477		$25,117	0	(218)
BPS	10/2016	ARS	73,100		4,351	0	(344)
	10/2016	BRL	270,759		78,524	111	(4,843)
	10/2016	CNH	97,997		14,732	59	0
	10/2016	CNY	10,243		1,530	0	(5)
	10/2016	RUB	136,383		2,151	0	(14)
	10/2016		$75,672	BRL	270,759	7,584	0
	10/2016		131	MXN	2,502	0	(2)
	10/2016		160	PEN	531	0	(3)
	11/2016	ARS	121,680		$7,176	0	(629)
	11/2016	CLP	2,700		4	0	0
	11/2016	EUR	90,000		100,801	0	(558)
	11/2016		$1,745	BRL	5,708	0	(5)
	11/2016		307	CLP	206,773	7	0
	11/2016		246	MYR	982	0	(8)
	11/2016		165,767	THB	5,795,391	1,399	0
	11/2016		199	TWD	6,125	0	(3)
	12/2016	ARS	4,300		$271	2	0
	01/2017	BRL	260,700		60,607	0	(17,412)
	01/2017		$73,448	BRL	319,023	22,025	0
	01/2017		355	COP	1,099,157	19	0
	04/2017	BRL	198,000		$56,725	0	(1,055)
	07/2017		138,000		46,920	7,557	0
BRC	10/2016	CNH	202,919		30,278	0	(105)
	10/2016	RUB	262,794		4,094	0	(78)
	10/2016		$2,233	CNY	14,859	0	(7)
	10/2016		224,984	MXN	4,125,310	0	(12,623)
	10/2016		2,459	RUB	158,158	52	0
	11/2016	IDR	4,382,971		$329	0	(6)
	11/2016	MYR	1,264		306	0	0
	11/2016		$688	MYR	2,804	0	(9)
CBK	10/2016	BRL	80,665		$19,791	6	(5,019)
	10/2016	CZK	677,482		27,191	0	(998)
	10/2016	MXN	120,424		6,477	278	(1)
	10/2016		$2,500	ARS	44,500	358	0
	10/2016		24,771	BRL	80,665	33	0
	10/2016		52,235	CNY	348,515	0	(14)
	10/2016		219	PEN	739	0	(1)
	11/2016	CHF	484		$499	0	(1)
	11/2016	CZK	131,676		5,491	8	0
	11/2016	GBP	187		245	2	0
	11/2016	PLN	4,734		1,227	0	(10)
	11/2016		$6,760	ARS	121,680	1,044	0
	11/2016		418	IDR	5,599,110	10	0
	11/2016		3,537	PLN	13,490	0	(12)
	11/2016		373	TWD	11,929	9	0
	01/2017	ARS	38,300		$2,382	12	0
	01/2017		$10,174	COP	32,322,264	832	0
	03/2017		3,487	RUB	255,492	419	0
	07/2017		54,665	BRL	196,329	1,335	0
DUB	10/2016	BRL	639,225		$192,664	432	(4,323)
	10/2016	CNH	282,913		42,584	224	0
	10/2016		$196,915	BRL	639,225	0	(360)
	10/2016		11,514	CNH	76,867	14	(20)
	11/2016	THB	38,700		$1,114	1	(3)
	11/2016		$121	CLP	79,255	0	(1)
	11/2016		40,620	ILS	155,234	844	0

68	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	11/2016		$148,537	PLN	573,212	$1,240	$0
	12/2016		122,064	BRL	402,915	0	(233)
	01/2017	BRL	217,386		$48,475	0	(16,581)
	01/2017		$2,636	COP	8,408,917	227	0
	02/2017		30,721	BRL	102,915	0	(173)
	07/2017	CNH	14,060		$2,075	0	(2)
	07/2017		$125,005	BRL	526,180	25,082	0
	01/2018	BRL	15,038		$2,937	0	(1,172)
	01/2018		$14,323	BRL	58,888	1,767	0
FBF	10/2016	BRL	498,905		$118,154	0	(35,254)
	10/2016	RUB	3,996,880		62,393	0	(1,062)
	10/2016		$4,736	ARS	84,301	679	0
	10/2016		153,689	BRL	498,905	0	(281)
	11/2016	JPY	2,502,700		$24,544	0	(177)
	11/2016		$13,620	INR	920,848	137	0
	11/2016		2,446	THB	84,620	0	(5)
	11/2016		33,745	ZAR	472,831	470	0
	12/2016		61,538	RUB	3,996,880	1,014	0
	07/2017	BRL	72,500		$20,089	0	(591)
	01/2018		43,850		8,770	0	(3,211)
GLM	10/2016		84,134		19,370	0	(6,500)
	10/2016	CAD	637		486	0	0
	10/2016	RUB	279,655		4,356	0	(84)
	10/2016		$25,918	BRL	84,134	0	(47)
	10/2016		56,145	EUR	50,085	118	0
	10/2016		1,901	MXN	35,321	0	(83)
	10/2016		13,158	RUB	849,883	335	0
	11/2016	EUR	50,085		$56,214	0	(125)
	11/2016	KRW	1,769,665		1,612	6	0
	11/2016	TWD	17,741		571	3	0
	11/2016		$58,161	CLP	38,598,234	385	0
	11/2016		910	IDR	12,047,770	12	0
	11/2016		420	ILS	1,583	3	0
	11/2016		2,316	KRW	2,570,140	16	0
	11/2016		553	TWD	17,602	11	0
	11/2016		222	ZAR	3,168	8	0
	12/2016	ZAR	81,342		$5,541	0	(316)
	01/2017	BRL	200,571		48,970	0	(11,054)
	07/2017		665,100		175,026	0	(14,685)
HUS	10/2016	CZK	444,601		18,177	0	(323)
	10/2016	TRY	2,619		873	0	0
	10/2016		$194,725	CNY	1,302,548	449	(2)
	10/2016		173	PEN	583	0	(1)
	10/2016		21,788	TRY	64,971	0	(260)
	11/2016	CLP	80,478		$119	0	(3)
	11/2016	HKD	14,220		1,835	1	0
	11/2016		$390	CLP	257,507	1	0
	11/2016		8,101	HUF	2,250,561	107	0
	11/2016		1,690	KRW	1,876,728	13	0
	11/2016		1,006	MYR	4,079	0	(19)
	11/2016		351	PHP	16,515	0	(10)
	11/2016		27,854	PLN	107,923	346	0
	11/2016		264,777	SGD	355,127	0	(4,301)
	11/2016		7,389	ZAR	100,209	0	(138)
	01/2017	ARS	46,900		$2,929	10	0
	01/2017	BRL	255,229		58,761	0	(17,620)
	01/2017	COP	23,644,152		7,637	0	(414)
IND	10/2016	BRL	180,400		55,573	102	0
	10/2016		$54,452	BRL	180,400	1,019	0
	04/2017	BRL	191,200		$54,738	0	(1,058)
JPM	10/2016		390,048		97,940	0	(21,995)
	10/2016	CZK	288,663		11,944	0	(67)
	10/2016	EUR	2,186		2,459	3	0
	10/2016	MXN	155,465		8,415	412	0
	10/2016	RUB	42,320		648	0	(24)
	10/2016		$118,902	BRL	390,048	1,134	(101)
	10/2016		16,965	CNH	113,844	81	0
	10/2016		351	MXN	6,942	7	0
	10/2016		129,232	TRY	386,804	0	(939)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	69

Schedule of Investments PIMCO Emerging Markets Currency Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	11/2016	BRL	5,088		$1,567	$16	$0
	11/2016	IDR	9,782,338		743	0	(5)
	11/2016	INR	130,115		1,938	0	(6)
	11/2016	JPY	368,400		3,615	0	(24)
	11/2016	MYR	2,831		695	10	0
	11/2016	THB	37,537		1,083	0	0
	11/2016	TWD	7,946		251	0	(4)
	11/2016		$13,283	BRL	43,489	0	(25)
	11/2016		772	CLP	506,299	0	(4)
	11/2016		13,406	IDR	176,875,970	134	(9)
	11/2016		12,504	INR	846,359	140	0
	11/2016		28,536	JPY	2,905,427	163	0
	11/2016		1,285	KRW	1,409,174	0	(6)
	11/2016		4,680	MYR	19,005	3	(83)
	11/2016		896	PHP	42,145	0	(25)
	11/2016		11,949	PLN	46,157	111	0
	11/2016		2,503	TWD	78,161	8	(6)
	11/2016		5,082	ZAR	72,251	146	0
	11/2016	ZAR	2,882		$200	0	(9)
	01/2017	BRL	634,930		146,907	0	(43,107)
	01/2017		$121,872	BRL	464,273	17,069	0
	01/2017		18,195	COP	58,196,359	1,622	0
	04/2017	BRL	224,900		$64,462	0	(1,168)
	04/2017		$40,845	INR	2,859,150	861	0
	07/2017	BRL	413,600		$124,996	9,533	(2,511)
MSB	10/2016		449,000		138,316	253	0
	10/2016	EUR	46,026		52,059	355	0
	10/2016	RUB	6,335,452		98,591	0	(1,991)
	10/2016		$133,651	BRL	449,000	4,412	0
	10/2016		8,765	MXN	170,633	19	0
	10/2016		32,124	PEN	109,220	94	0
	10/2016		91,465	RUB	6,000,000	3,791	0
	11/2016	INR	92,842		$1,389	2	0
	11/2016	PLN	1,517		391	0	(5)
	11/2016		$15,030	BRL	49,193	0	(32)
	11/2016		706	ILS	2,680	10	0
	11/2016		273	PHP	12,672	0	(11)
	11/2016		2,991	PLN	11,509	16	0
	11/2016		2,193	THB	75,955	1	(3)
	11/2016		886	TWD	27,766	4	0
	12/2016		97,237	RUB	6,335,452	1,914	0
	01/2017		1,393	RON	5,578	21	0
NGF	11/2016		6,412	CNH	42,101	0	(112)
	11/2016		17,842	IDR	235,335,980	161	0
	11/2016		8,956	KRW	9,916,083	42	0
RBC	10/2016	MXN	31,823		$1,733	95	0
SCX	10/2016	CNH	127,215		19,515	467	0
	10/2016	RUB	5,065,366		79,820	0	(598)
	10/2016	TRY	2,619		866	0	(1)
	10/2016		$122,844	RUB	8,068,397	5,250	0
	11/2016	IDR	13,732,646		$1,056	5	0
	11/2016	KRW	2,554,041		2,326	8	0
	11/2016	PLN	3,340		866	0	(6)
	11/2016	SGD	4,735		3,487	16	(2)
	11/2016		$172	HUF	47,720	2	0
	11/2016		49,492	IDR	654,530,376	580	0
	11/2016		1,850	KRW	2,064,988	24	0
	11/2016		149,643	MYR	609,397	0	(2,135)
	11/2016		1,270	PLN	4,893	9	0
	11/2016		12,302	SGD	16,556	0	(159)
	11/2016		23,161	ZAR	337,928	1,292	0
	12/2016		78,733	RUB	5,065,366	541	0
	01/2017	CNH	267,917		$39,510	0	(430)
	01/2017	CNY	268,510		40,160	153	0
	01/2017		$58,761	BRL	252,966	16,943	0
	01/2017		43,569	CNH	291,360	84	(218)
	01/2017		39,510	CNY	268,510	497	0
	04/2017		8,804	INR	616,632	191	0
SOG	10/2016	CNY	14,409		$2,158	0	(1)
	10/2016	TRY	33,444		11,142	60	0

70	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	10/2016		$94,667	CNY	631,537	$2	$(40)
	10/2016		278	PEN	934	0	(2)
	10/2016		61,774	RUB	4,074,070	2,906	0
	11/2016	CZK	232,215		$9,682	13	0
	11/2016	INR	41,670		619	0	(4)
	11/2016	MYR	3,976		964	2	0
	11/2016		$17,677	HUF	4,901,040	198	0
	11/2016		622	IDR	8,265,136	10	0
	11/2016		2,170	INR	145,229	0	0
	11/2016		350,162	KRW	389,575,390	3,362	0
	11/2016		1,136	MYR	4,566	0	(31)
	11/2016		199	PHP	9,237	0	(8)
	11/2016		397	PLN	1,502	0	(4)
	11/2016		1,419	SGD	1,922	0	(10)
	11/2016		1,415	THB	49,420	10	0
	11/2016		1,692	TWD	53,396	19	0
	11/2016		165	ZAR	2,266	0	(1)
	11/2016	ZAR	78,632		$5,765	75	0
TOR	10/2016	BRL	63,885		19,680	36	0
	10/2016		$19,564	BRL	63,885	80	0
	07/2017	BRL	374,746		$98,604	0	(8,287)
UAG	10/2016		500,000		154,026	282	0
	10/2016	CNH	37,460		5,635	26	0
	10/2016	EUR	1,873		2,108	4	0
	10/2016	JPY	28,760,000		272,474	0	(11,220)
	10/2016		$152,728	BRL	500,000	1,017	0
	11/2016		83,936	IDR	1,113,500,000	1,247	0
	11/2016		229,859	INR	15,562,050	2,636	0
	11/2016		71,002	JPY	7,123,000	0	(642)
	11/2016		39,660	PHP	1,873,120	0	(958)
	11/2016		142,112	TWD	4,513,702	2,500	0
	12/2016	MYR	34,141		$8,327	68	0
	03/2017	TWD	715,581		22,985	0	(88)
	07/2017	BRL	393,400		134,549	22,337	0
	07/2017	CNH	347,448		50,913	0	(421)
	07/2017	CZK	604,300		25,349	0	(291)
	07/2017		$75,650	BRL	348,141	23,653	0

Total Forward Foreign Currency Contracts						$222,302	$(269,607)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
CBK	Put - OTC USD versus RUB	RUB	63.150	03/30/2017	$	23,000	$759	$521
	Put - OTC USD versus RUB		64.500	06/05/2017		44,318	1,440	1,509
SOG	Put - OTC USD versus RUB		65.000	03/14/2017		24,000	844	875
UAG	Put - OTC USD versus MYR	MYR	4.000	12/02/2016		13,400	151	66

							$3,194	$2,971

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.100%	01/09/2017	$	2,450,000	$864	$1,089

Total Purchased Options								$4,058	$4,060

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	71

Schedule of Investments PIMCO Emerging Markets Currency Fund (Cont.)

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BPS	Put - OTC USD versus BRL	BRL	4.000	01/27/2017	$18,900	$(574)	$(3,647)
	Call - OTC USD versus BRL		5.250	01/27/2017	18,900	(567)	(6)
CBK	Put - OTC USD versus MXN	MXN	18.200	10/31/2016	12,200	(96)	(21)
	Call - OTC USD versus RUB	RUB	88.000	06/05/2017	44,318	(1,329)	(265)
DUB	Put - OTC USD versus BRL	BRL	3.100	10/24/2016	34,200	(121)	(54)
	Call - OTC USD versus BRL		3.420	10/24/2016	34,200	(318)	(148)
FBF	Call - OTC USD versus BRL		6.300	01/11/2018	48,705	(2,681)	(346)
	Call - OTC USD versus BRL		5.500	03/01/2018	24,484	(1,677)	(359)
GLM	Call - OTC USD versus CNH	CNH	7.050	12/08/2016	21,130	(295)	(18)
	Call - OTC USD versus COP	COP	3,400.000	11/03/2016	24,100	(253)	(7)
JPM	Call - OTC USD versus CNH	CNH	7.050	12/08/2016	46,730	(644)	(40)
	Put - OTC USD versus ZAR	ZAR	13.250	10/27/2016	13,493	(123)	(71)
SOG	Call - OTC USD versus RUB	RUB	102.450	03/14/2017	24,000	(844)	(17)
	Call - OTC USD versus RUB		80.000	06/05/2017	23,000	(466)	(262)
UAG	Call - OTC USD versus MYR	MYR	4.230	12/02/2016	13,400	(152)	(123)

						$(10,140)	$(5,384)

Total Written Options						$(10,140)	$(5,384)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2016:

	Balance at Beginning of Period	Sales	Closing Buys	Expirations	Exercised	Balance at End of Period
Notional Amount in $	$570,019	$501,842	$(277,893)	$(259,688)	$(132,520)	$401,760
Premiums	$(12,260)	$(5,078)	$3,309	$2,473	$1,416	$(10,140)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2016 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Colombia Government International Bond	1.000%	12/20/2017	0.570%	$	3,100	$(9)	$29	$20	$0
	Colombia Government International Bond	1.000	06/20/2019	0.886		1,300	(3)	7	4	0
	South Africa Government International Bond	1.000	12/20/2017	0.620		9,400	(85)	132	47	0
	Volkswagen International Finance NV	1.000	12/20/2016	0.311	EUR	5,800	(9)	21	12	0
BPS	Mexico Government International Bond	1.000	06/20/2017	0.447	$	2,300	10	0	10	0
	Mexico Government International Bond	1.000	06/20/2018	0.661		2,800	20	(5)	15	0
	Volkswagen International Finance NV	1.000	12/20/2016	0.311	EUR	1,100	(4)	6	2	0
BRC	Brazil Government International Bond	1.000	12/20/2016	0.571	$	5,700	(7)	15	8	0
	Colombia Government International Bond	1.000	06/20/2019	0.886		4,400	11	1	12	0
	Russia Government International Bond	1.000	06/20/2017	0.393		7,100	(23)	57	34	0
	South Africa Government International Bond	1.000	12/20/2017	0.620		7,100	(73)	109	36	0
CBK	Brazil Government International Bond	1.000	12/20/2016	0.571		15,000	(49)	69	20	0
DUB	Brazil Government International Bond	1.000	12/20/2016	0.571		6,300	(15)	24	9	0
	Colombia Government International Bond	1.000	06/20/2019	0.886		11,100	(15)	45	30	0
FBF	Volkswagen International Finance NV	1.000	12/20/2017	0.355	EUR	1,200	(10)	21	11	0
GST	Brazil Government International Bond	1.000	12/20/2016	0.571	$	3,400	(8)	13	5	0
	Chile Government International Bond	1.000	09/20/2020	0.670		7,000	15	79	94	0
	Colombia Government International Bond	1.000	12/20/2017	0.570		6,500	(26)	68	42	0
	Colombia Government International Bond	1.000	06/20/2019	0.886		4,100	11	0	11	0
	Russia Government International Bond	1.000	12/20/2017	0.529		7,200	(83)	127	44	0
HUS	Colombia Government International Bond	1.000	12/20/2016	0.313		7,200	(4)	17	13	0
	Mexico Government International Bond	1.000	03/20/2017	0.423		5,800	17	1	18	0
	Mexico Government International Bond	1.000	06/20/2017	0.447		8,200	35	0	35	0
JPM	Brazil Government International Bond	1.000	12/20/2016	0.571		1,700	(4)	6	2	0
NGF	Saudi Arabia Government International Bond	1.000	06/20/2021	1.579		1,000	(24)	(2)	0	(26)
SCX	Nigeria Government International Bond	5.000	09/20/2017	5.286		4,100	10	(14)	0	(4)

							$(322)	$826	$534	$(30)

Total Swap Agreements							$(322)	$826	$534	$(30)

72	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2016:

(m)	Securities with an aggregate market value of $157,118 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure (4)
BOA	$14,817	$0	$83	$14,900	$(7,521)	$0	$0	$(7,521)	$7,379	$(7,090)	$289
BPS	38,763	0	27	38,790	(24,881)	(3,653)	0	(28,534)	10,256	(10,080)	176
BRC	52	0	90	142	(12,828)	0	0	(12,828)	(12,686)	13,167	481
CBK	4,346	2,030	20	6,396	(6,056)	(286)	0	(6,342)	54	(389)	(335)
DUB	29,831	0	39	29,870	(22,868)	(202)	0	(23,070)	6,800	(7,875)	(1,075)
FBF	2,300	0	11	2,311	(40,581)	(705)	0	(41,286)	(38,975)	40,383	1,408
GLM	897	0	0	897	(32,894)	(25)	0	(32,919)	(32,022)	33,554	1,532
GST	0	0	196	196	0	0	0	0	196	(270)	(74)
HUS	927	0	66	993	(23,091)	0	0	(23,091)	(22,098)	22,069	(29)
IND	1,121	0	0	1,121	(1,058)	0	0	(1,058)	63	0	63
JPM	31,453	0	2	31,455	(70,118)	(111)	0	(70,229)	(38,774)	39,374	600
MSB	10,892	0	0	10,892	(2,042)	0	0	(2,042)	8,850	(8,090)	760
MYC	0	1,089	0	1,089	0	0	0	0	1,089	(2,110)	(1,021)
NGF	203	0	0	203	(112)	0	(26)	(138)	65	0	65
RBC	95	0	0	95	0	0	0	0	95	0	95
SCX	26,062	0	0	26,062	(3,549)	0	(4)	(3,553)	22,509	(22,700)	(191)
SOG	6,657	875	0	7,532	(101)	(279)	0	(380)	7,152	(6,795)	357
TOR	116	0	0	116	(8,287)	0	0	(8,287)	(8,171)	8,572	401
UAG	53,770	66	0	53,836	(13,620)	(123)	0	(13,743)	40,093	(38,823)	1,270

Total Over the Counter	$222,302	$4,060	$534	$226,896	$(269,607)	$(5,384)	$(30)	$(275,021)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$2,506	$2,506

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$222,302	$0	$222,302
Purchased Options	0	0	0	2,971	1,089	4,060
Swap Agreements	0	534	0	0	0	534

	$0	$534	$0	$225,273	$1,089	$226,896

	$0	$534	$0	$225,273	$3,595	$229,402

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	73

Schedule of Investments PIMCO Emerging Markets Currency Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$1,077	$1,077

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$269,607	$0	$269,607
Written Options	0	0	0	5,384	0	5,384
Swap Agreements	0	30	0	0	0	30

	$0	$30	$0	$274,991	$0	$275,021

	$0	$30	$0	$274,991	$1,077	$276,098

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(58)	$(58)
Swap Agreements	0	0	0	0	(2,788)	(2,788)

	$0	$0	$0	$0	$(2,846)	$(2,846)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$269,792	$0	$269,792
Purchased Options	0	0	0	(516)	416	(100)
Written Options	0	0	0	4,410	0	4,410
Swap Agreements	0	1,595	0	0	700	2,295

	$0	$1,595	$0	$273,686	$1,116	$276,397

	$0	$1,595	$0	$273,686	$(1,730)	$273,551

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$(420)	$(420)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(315,029)	$0	$(315,029)
Purchased Options	0	0	0	102	224	326
Written Options	0	0	0	3,084	0	3,084
Swap Agreements	0	(459)	0	0	7,003	6,544

	$0	$(459)	$0	$(311,843)	$7,227	$(305,075)

	$0	$(459)	$0	$(311,843)	$6,807	$(305,495)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Investments in Securities, at Value
Argentina
Sovereign Issues	$32,599	$34,129	$0	$66,728
Bermuda
Corporate Bonds & Notes	0	7,679	0	7,679
Brazil
Corporate Bonds & Notes	0	158,722	0	158,722
Sovereign Issues	0	709,522	0	709,522
Canada
Corporate Bonds & Notes	0	400	0	400
Cayman Islands
Corporate Bonds & Notes	0	84,167	3,599	87,766
Chile
Corporate Bonds & Notes	0	30,256	0	30,256
China
Corporate Bonds & Notes	0	78,524	0	78,524
Sovereign Issues	0	16,748	347	17,095

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Colombia
Corporate Bonds & Notes	$0	$27,031	$0	$27,031
Sovereign Issues	0	34,021	0	34,021
Croatia
Sovereign Issues	0	20,689	0	20,689
Czech Republic
Sovereign Issues	0	168,340	0	168,340
El Salvador
Sovereign Issues	0	3,968	0	3,968
Hong Kong
Corporate Bonds & Notes	0	6,407	0	6,407
India
Corporate Bonds & Notes	0	31,725	0	31,725
Sovereign Issues	0	28,159	0	28,159
Indonesia
Corporate Bonds & Notes	0	86,511	0	86,511
Sovereign Issues	0	202,567	0	202,567

74	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Ireland
Corporate Bonds & Notes	$0	$2,529	$0	$2,529
Israel
Corporate Bonds & Notes	0	6,308	0	6,308
Jersey, Channel Islands
Corporate Bonds & Notes	0	25,117	0	25,117
Kazakhstan
Corporate Bonds & Notes	0	73,356	0	73,356
Luxembourg
Corporate Bonds & Notes	0	145,061	0	145,061
Malaysia
Sovereign Issues	0	407	0	407
Mexico
Corporate Bonds & Notes	0	95,706	0	95,706
Netherlands
Corporate Bonds & Notes	0	25,046	0	25,046
Peru
Corporate Bonds & Notes	0	6,834	0	6,834
Philippines
Corporate Bonds & Notes	0	603	0	603
Qatar
Sovereign Issues	0	1,157	0	1,157
Russia
Sovereign Issues	0	54	0	54
Serbia
Sovereign Issues	0	4,136	0	4,136
South Africa
Corporate Bonds & Notes	0	7,896	0	7,896
South Korea
Corporate Bonds & Notes	0	56,569	0	56,569
Sovereign Issues	0	24,688	0	24,688
Spain
Sovereign Issues	0	2,933	0	2,933
Sri Lanka
Sovereign Issues	0	13,062	0	13,062
Tanzania
Sovereign Issues	0	3,422	0	3,422
Turkey
Corporate Bonds & Notes	0	18,882	0	18,882
Sovereign Issues	0	10,844	0	10,844
United Arab Emirates
Corporate Bonds & Notes	0	8,928	0	8,928
United Kingdom
Corporate Bonds & Notes	0	1,679	3,901	5,580

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
United States
Asset-Backed Securities	$0	$16,002	$0	$16,002
Corporate Bonds & Notes	0	147,181	0	147,181
Non-Agency Mortgage-Backed Securities	0	18,721	0	18,721
U.S. Government Agencies	0	2,153	0	2,153
U.S. Treasury Obligations	0	82,662	0	82,662
Virgin Islands (British)
Corporate Bonds & Notes	0	85,414	0	85,414
Short-Term Instruments
Certificates of Deposit	0	76,928	0	76,928
Repurchase Agreements	0	7,673	0	7,673
Argentina Treasury Bills	0	37,433	0	37,433
Italy Treasury Bills	0	101,172	0	101,172
Japan Treasury Bills	0	283,626	0	283,626
U.S. Treasury Bills	0	168,801	0	168,801

	$32,599	$3,292,548	$7,847	$3,332,994

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$439,663	$0	$0	$439,663

Total Investments	$472,262	$3,292,548	$7,847	$3,772,657

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(16,681)	$0	$(16,681)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	2,506	0	2,506
Over the counter	0	226,896	0	226,896

	$0	$229,402	$0	$229,402

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(1,077)	0	(1,077)
Over the counter	0	(275,021)	0	(275,021)

	$0	$(276,098)	$0	$(276,098)

Totals	$472,262	$3,229,171	$7,847	$3,709,280

There were no significant transfers between Levels 1, 2, or 3 during the period ended September 30, 2016.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	75

Schedule of Investments PIMCO Emerging Markets Full Spectrum Bond Fund

		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 0.1%

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (b) 0.1%
		$406

Total Short-Term Instruments (Cost $406)		406

Total Investments in Securities (Cost $406)		406

	SHARES
INVESTMENTS IN AFFILIATES 100.0%

UNITED STATES (a) 98.1%

MUTUAL FUNDS 98.1%
PIMCO Emerging Local Bond Fund	24,524,452	183,443
PIMCO Emerging Markets Bond Fund	8,456,840	89,051

	SHARES	MARKET VALUE (000S)
PIMCO Emerging Markets Corporate Bond Fund	8,447,995	$87,690

Total United States (Cost $370,916)		360,184

SHORT-TERM INSTRUMENTS 1.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.9%
PIMCO Short-Term Floating NAV Portfolio III	709,649	7,015

Total Short-Term Instruments (Cost $7,014)		7,015

Total Investments in Affiliates (Cost $377,930)		$367,199

Total Investments 100.1% (Cost $378,336)		$367,605

Other Assets and Liabilities, net (0.1)%		(499)

Net Assets 100.0%		$367,106

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	09/30/2016	10/03/2016	$406	U.S. Treasury Bonds 8.000% due 11/15/2021 (2)	$(418)	$406	$406

Total Repurchase Agreements						$(418)	$406	$406

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of September 30, 2016:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (3)
Global/Master Repurchase Agreement
SSB	$406	$0	$0	$406	$(418)	$(12)

Total Borrowings and Other Financing Transactions	$406	$0	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

76	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$406	$0	$406

	$0	$406	$0	$406

Investments in Affiliates, at Value
United States
Mutual Funds	$360,184	$0	$0	$360,184
Central Funds Used for Cash Management Purposes	7,015	0	0	7,015

Total Investments	$367,199	$406	$0	$367,605

There were no significant transfers between Levels 1, 2, or 3 during the period ended September 30, 2016.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	77

Schedule of Investments PIMCO Foreign Bond Fund (Unhedged)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 143.0%

AUSTRALIA 0.2%

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.2%
Puma SE
2.520% due 05/13/2045	AUD	3,404	$2,596
Superannuation Members Home Loan Securitisation Fund
3.115% due 09/09/2041		58	45

Total Australia (Cost $3,255)			2,641

BELGIUM 0.4%

CORPORATE BONDS & NOTES 0.4%
KBC Bank NV
8.000% due 01/25/2023		$4,400	4,682

Total Belgium (Cost $4,672)			4,682

BRAZIL 2.8%

CORPORATE BONDS & NOTES 0.6%
Petrobras Global Finance BV
4.375% due 05/20/2023		$1,700	1,525
7.875% due 03/15/2019		1,300	1,411
8.375% due 05/23/2021		3,700	4,063

			6,999

SOVEREIGN ISSUES 2.2%
Brazil Letras do Tesouro Nacional
0.000% due 07/01/2017 (c)	BRL	99,700	28,031

Total Brazil (Cost $34,292)			35,030

CANADA 10.0%

CORPORATE BONDS & NOTES 0.6%
Bank of Nova Scotia
1.875% due 04/26/2021		$4,500	4,534
Royal Bank of Canada
2.300% due 03/22/2021		3,200	3,290

			7,824

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.5%
Canadian Mortgage Pools
1.001% due 06/01/2020	CAD	1,700	1,287
1.201% due 07/01/2020		4,362	3,317
1.201% due 08/01/2020		1,521	1,156

			5,760

SOVEREIGN ISSUES 8.9%
Canada Government International Bond
1.500% due 12/01/2044 (d)		2,007	2,078
Province of Alberta
1.250% due 06/01/2020		6,300	4,832
2.350% due 06/01/2025		6,500	5,156
Province of British Columbia
4.300% due 06/18/2042 (h)		3,100	3,134
Province of Ontario
2.500% due 04/27/2026		$4,200	4,334
2.600% due 06/02/2025 (h)	CAD	72,600	59,194
3.150% due 06/02/2022 (h)		25,100	21,021
3.500% due 06/02/2024		11,700	10,126
Province of Quebec
5.000% due 12/01/2038		3,200	3,383
5.000% due 12/01/2041		100	108

			113,366

Total Canada (Cost $129,039)			126,950

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CAYMAN ISLANDS 1.1%

ASSET-BACKED SECURITIES 1.1%
Hillmark Funding Ltd.
1.061% due 05/21/2021		$2,478	$2,471
Neuberger Berman CLO Ltd.
1.931% due 07/25/2023		8,200	8,199
Stone Tower CLO Ltd.
0.909% due 04/17/2021		77	77
Symphony CLO LP
1.574% due 01/09/2023		2,795	2,796

Total Cayman Islands (Cost $13,469)			13,543

DENMARK 8.8%

CORPORATE BONDS & NOTES 8.0%
BRFkredit A/S
3.000% due 10/01/2047	DKK	5,100	798
Nordea Kredit Realkreditaktieselskab
2.000% due 10/01/2017		20,400	3,146
2.500% due 10/01/2037		2,200	344
2.500% due 10/01/2047		6,225	961
3.000% due 10/01/2047		8,719	1,365
Nykredit Realkredit A/S
1.000% due 10/01/2016		2,300	347
1.000% due 07/01/2017		84,800	12,926
1.000% due 10/01/2017		130,400	19,950
2.000% due 10/01/2017		20,500	3,164
2.000% due 10/01/2037		19,333	2,994
2.500% due 10/01/2037		41,988	6,550
2.500% due 10/01/2047		102,128	15,771
3.000% due 10/01/2047		83,566	13,050
Realkredit Danmark A/S
2.000% due 01/01/2018		71,100	11,033
2.000% due 10/01/2037		14,498	2,233
2.500% due 10/01/2037		4,183	654
2.500% due 10/01/2047		18,096	2,796
3.000% due 10/01/2047		26,801	4,197

			102,279

SOVEREIGN ISSUES 0.8%
Denmark Government International Bond
3.000% due 11/15/2021		59,100	10,493

Total Denmark (Cost $111,322)			112,772

FRANCE 5.0%

CORPORATE BONDS & NOTES 0.9%
Credit Agricole S.A.
7.875% due 01/23/2024 (e)		$3,400	3,415
Dexia Credit Local S.A.
1.875% due 09/15/2021		6,400	6,397
SFR Group S.A.
7.375% due 05/01/2026		2,200	2,251

			12,063

SOVEREIGN ISSUES 4.1%
France Government International Bond
3.250% due 05/25/2045 (h)	EUR	7,600	13,385
4.000% due 10/25/2038 (h)		11,200	20,801
4.500% due 04/25/2041 (h)		8,600	17,494

			51,680

Total France (Cost $53,035)			63,743

GERMANY 0.1%

CORPORATE BONDS & NOTES 0.1%
Deutsche Bank AG
1.350% due 05/30/2017		$1,100	1,079

Total Germany (Cost $1,079)			1,079

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GREECE 0.5%

CORPORATE BONDS & NOTES 0.1%
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	1,500	$1,660

SOVEREIGN ISSUES 0.4%
Republic of Greece Government International Bond
3.800% due 08/08/2017	JPY	465,000	4,459

Total Greece (Cost $5,492)			6,119

GUERNSEY, CHANNEL ISLANDS 0.1%

CORPORATE BONDS & NOTES 0.1%
Credit Suisse Group Funding Guernsey Ltd.
3.800% due 06/09/2023		$1,200	1,218

Total Guernsey, Channel Islands (Cost $1,197)			1,218

IRELAND 0.5%

CORPORATE BONDS & NOTES 0.2%
Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019		$2,500	2,504

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%
Emerald Mortgages PLC
0.000% due 07/15/2048	EUR	1,095	1,164

SOVEREIGN ISSUES 0.2%
Ireland Government International Bond
5.400% due 03/13/2025		1,400	2,253

Total Ireland (Cost $5,613)			5,921

ITALY 2.9%

CORPORATE BONDS & NOTES 0.2%
Intesa Sanpaolo SpA
5.710% due 01/15/2026		$2,500	2,368

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.2%
Casa D’este Finance SRL
0.048% due 09/15/2040	EUR	1,595	1,780
Giovecca Mortgages SRL
0.303% due 04/23/2048		317	356

			2,136

SOVEREIGN ISSUES 2.5%
Italy Buoni Poliennali Del Tesoro
2.150% due 11/12/2017 (d)(h)		4,521	5,191
2.700% due 03/01/2047 (h)		5,200	6,445
3.250% due 09/01/2046 (h)		2,000	2,763
4.000% due 02/01/2037 (h)		11,250	17,148

			31,547

Total Italy (Cost $35,221)			36,051

JAPAN 14.0%

CORPORATE BONDS & NOTES 0.6%
Mitsubishi UFJ Financial Group, Inc.
2.950% due 03/01/2021		$1,200	1,235
Sumitomo Mitsui Financial Group, Inc.
2.514% due 03/09/2021		6,400	6,597

			7,832

SOVEREIGN ISSUES 13.4%
Development Bank of Japan, Inc.
1.625% due 09/01/2021		4,000	3,995

78	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Japan Finance Organization for Municipalities
2.125% due 04/13/2021		$5,200	$5,255
Japan Government International Bond
0.500% due 09/20/2046	JPY	1,070,000	10,677
1.400% due 09/20/2034		12,540,000	148,236
1.600% due 03/20/2033		2,000	24
Tokyo Metropolitan Government
2.000% due 05/17/2021		$2,600	2,627

			170,814

Total Japan (Cost $143,979)			178,646

JERSEY, CHANNEL ISLANDS 0.5%

CORPORATE BONDS & NOTES 0.5%
AA Bond Co. Ltd.
4.249% due 07/31/2043	GBP	2,000	2,806
UBS Group Funding Jersey Ltd.
4.125% due 04/15/2026		$3,100	3,263

Total Jersey, Channel Islands (Cost $6,088)			6,069

LUXEMBOURG 0.0%

ASSET-BACKED SECURITIES 0.0%
Penta CLO S.A.
0.067% due 06/04/2024	EUR	510	572

Total Luxembourg (Cost $661)			572

NETHERLANDS 1.4%

ASSET-BACKED SECURITIES 0.3%
Chapel BV
0.362% due 11/17/2064	EUR	347	384
Highlander Euro CDO BV
0.000% due 05/01/2023		2,179	2,435
Panther CDO BV
0.148% due 10/15/2084		923	1,017

			3,836

CORPORATE BONDS & NOTES 1.1%
Bank Nederlandse Gemeenten NV
4.750% due 03/06/2023	AUD	3,000	2,595
Cooperatieve Rabobank UA
2.500% due 01/19/2021		$4,050	4,156
ING Bank NV
2.625% due 12/05/2022		6,050	6,279
Vonovia Finance BV
5.000% due 10/02/2023		500	550

			13,580

Total Netherlands (Cost $17,040)			17,416

NORWAY 0.6%

CORPORATE BONDS & NOTES 0.5%
DNB Bank ASA
2.375% due 06/02/2021		$1,400	1,426
Eksportfinans ASA
1.570% due 02/14/2018	JPY	500,000	4,919

			6,345

SOVEREIGN ISSUES 0.1%
Kommunalbanken A/S
4.500% due 07/18/2022	AUD	1,900	1,612

Total Norway (Cost $8,421)			7,957

POLAND 0.0%

SOVEREIGN ISSUES 0.0%
Poland Government International Bond
3.250% due 07/25/2025	PLN	300	81

Total Poland (Cost $89)			81

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PORTUGAL 0.1%

CORPORATE BONDS & NOTES 0.1%
Banco Espirito Santo S.A.
4.000% due 01/21/2019 ^	EUR	4,400	$1,162
4.750% due 01/15/2018 ^		1,500	396

Total Portugal (Cost $6,705)			1,558

QATAR 0.1%

SOVEREIGN ISSUES 0.1%
Qatar Government International Bond
4.625% due 06/02/2046		$1,200	1,315

Total Qatar (Cost $1,171)			1,315

SLOVENIA 7.3%

SOVEREIGN ISSUES 7.3%
Slovenia Government International Bond
4.125% due 02/18/2019		$5,900	6,232
4.700% due 11/01/2016	EUR	53,200	59,985
5.250% due 02/18/2024		$17,500	20,582
5.500% due 10/26/2022		200	234
5.850% due 05/10/2023		4,600	5,516

Total Slovenia (Cost $103,570)			92,549

SOUTH KOREA 0.1%

CORPORATE BONDS & NOTES 0.1%
Korea Hydro & Nuclear Power Co. Ltd.
1.591% due 05/22/2017		$1,600	1,599

Total South Korea (Cost $1,600)			1,599

SPAIN 3.7%

CORPORATE BONDS & NOTES 0.1%
Banco Popular Espanol S.A.
8.250% due 04/10/2020 (e)	EUR	1,200	1,224

SOVEREIGN ISSUES 3.6%
Autonomous Community of Catalonia
4.300% due 11/15/2016		4,100	4,625
4.750% due 06/04/2018		1,100	1,284
4.900% due 09/15/2021		1,400	1,621
4.950% due 02/11/2020 (h)		3,400	4,075
Autonomous Community of Madrid
4.300% due 09/15/2026		3,400	4,940
4.688% due 03/12/2020		2,600	3,377
Spain Government International Bond
2.900% due 10/31/2046 (h)		3,600	4,880
4.700% due 07/30/2041 (h)		1,300	2,298
4.900% due 07/30/2040 (h)		5,700	10,265
5.400% due 01/31/2023 (h)		5,400	8,019

			45,384

Total Spain (Cost $44,109)			46,608

SUPRANATIONAL 0.9%

CORPORATE BONDS & NOTES 0.9%
Asian Development Bank
0.500% due 03/24/2020	AUD	2,100	1,508
4.625% due 03/06/2019	NZD	13,000	9,962

Total Supranational (Cost $12,209)			11,470

SWEDEN 1.4%

CORPORATE BONDS & NOTES 1.4%
Stadshypotek AB
2.500% due 09/18/2019	SEK	72,000	9,070
Svenska Handelsbanken AB
1.988% due 03/30/2021		$3,900	3,939

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Swedbank Hypotek AB
3.750% due 12/20/2017	SEK	40,700	$4,986

Total Sweden (Cost $19,584)			17,995

SWITZERLAND 1.2%

CORPORATE BONDS & NOTES 1.0%
Credit Suisse AG
3.000% due 10/29/2021		$1,200	1,236
6.500% due 08/08/2023		3,800	4,132
UBS AG
5.125% due 05/15/2024		4,800	4,969
7.250% due 02/22/2022		2,600	2,645

			12,982

SOVEREIGN ISSUES 0.2%
Switzerland Government Bond
3.500% due 04/08/2033	CHF	1,400	2,375

Total Switzerland (Cost $15,043)			15,357

UNITED KINGDOM 11.0%

CORPORATE BONDS & NOTES 4.1%
Barclays Bank PLC
7.625% due 11/21/2022		$4,400	4,897
7.750% due 04/10/2023		5,338	5,598
Barclays PLC
6.500% due 09/15/2019 (e)	EUR	6,600	6,942
HSBC Holdings PLC
3.081% due 03/08/2021		$1,300	1,359
5.100% due 04/05/2021		2,300	2,544
6.500% due 05/20/2024	GBP	1,800	3,018
Lloyds Bank PLC
2.050% due 01/22/2019		$2,000	2,009
Lloyds Banking Group PLC
7.625% due 06/27/2023 (e)	GBP	400	531
7.875% due 06/27/2029 (e)		400	540
Prudential PLC
1.750% due 11/27/2018		2,100	2,770
Royal Bank of Scotland Group PLC
2.500% due 03/22/2023	EUR	2,641	3,002
7.500% due 08/10/2020 (e)		$615	570
8.000% due 08/10/2025 (e)		600	566
Santander UK Group Holdings PLC
2.875% due 10/16/2020		1,200	1,212
3.125% due 01/08/2021		1,200	1,224
7.375% due 06/24/2022 (e)	GBP	1,000	1,283
Severn Trent Utilities Finance PLC
6.250% due 06/07/2029		1,000	1,957
Tesco PLC
5.000% due 03/24/2023		600	854
5.125% due 04/10/2047	EUR	1,200	1,425
6.125% due 02/24/2022	GBP	3,300	4,904
Tesco Property Finance PLC
5.411% due 07/13/2044		839	1,097
Virgin Media Secured Finance PLC
4.875% due 01/15/2027		600	783
Virgin Money PLC
2.250% due 04/21/2020		2,200	2,898

			51,983

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.9%
Business Mortgage Finance PLC
2.386% due 02/15/2041		2,896	3,638
EuroMASTR PLC
0.582% due 06/15/2040		367	438
Eurosail PLC
1.329% due 06/13/2045		2,520	2,899
Paragon Mortgages PLC
0.746% due 05/15/2041		509	622
Preferred Residential Securities PLC
1.132% due 12/15/2042		795	883

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	79

Schedule of Investments PIMCO Foreign Bond Fund (Unhedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
RMAC Securities PLC
0.995% due 06/12/2044		$311	$287
Southern Pacific Financing PLC
0.980% due 12/10/2042	GBP	456	525
Uropa Securities PLC
0.580% due 06/10/2059		829	1,018
0.730% due 06/10/2059		192	223
0.930% due 06/10/2059		150	169
1.130% due 06/10/2059		160	174

			10,876

SOVEREIGN ISSUES 6.0%
United Kingdom Gilt
3.250% due 01/22/2044		5,300	9,553
3.500% due 01/22/2045 (h)		18,600	35,210
4.250% due 12/07/2040 (h)		13,100	26,594
4.750% due 12/07/2030		200	385
4.750% due 12/07/2038 (h)		2,100	4,446

			76,188

Total United Kingdom (Cost $138,101)			139,047

UNITED STATES 43.9%

ASSET-BACKED SECURITIES 2.2%
ACE Securities Corp. Home Equity Loan Trust
0.995% due 10/25/2035		$2,000	1,838
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.395% due 07/25/2034		642	592
Amortizing Residential Collateral Trust
1.105% due 07/25/2032		8	7
1.225% due 10/25/2031		3	2
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
1.344% due 02/25/2034		384	353
Bear Stearns Asset-Backed Securities Trust
0.775% due 08/25/2020 ^		279	178
0.925% due 09/25/2046		1,325	1,149
CIT Group Home Equity Loan Trust
1.065% due 06/25/2033		36	35
Citigroup Mortgage Loan Trust, Inc.
0.585% due 07/25/2045		1,229	896
0.595% due 05/25/2037		158	116
Conseco Finance Securitizations Corp.
6.030% due 03/01/2033		16	16
Countrywide Asset-Backed Certificates
0.765% due 12/25/2031 ^		9	7
0.865% due 12/25/2036 ^		102	54
1.500% due 06/25/2035		157	156
Credit Suisse First Boston Mortgage Securities Corp.
1.145% due 01/25/2032		2	2
Credit-Based Asset Servicing and Securitization LLC
0.644% due 07/25/2037		213	133
Home Equity Asset Trust
1.125% due 11/25/2032		1	1
Home Equity Mortgage Trust
6.000% due 01/25/2037 ^		429	187
Lehman XS Trust
0.675% due 04/25/2037 ^		987	775
Merrill Lynch Mortgage Investors Trust
0.605% due 09/25/2037		200	80
0.645% due 02/25/2037		50	23
1.025% due 06/25/2036		601	582
Morgan Stanley ABS Capital, Inc. Trust
0.575% due 07/25/2036		113	52
1.470% due 06/25/2034		1,113	1,067
Morgan Stanley Home Equity Loan Trust
0.875% due 04/25/2037		1,679	1,096
Morgan Stanley Mortgage Loan Trust
0.885% due 04/25/2037		540	274
5.919% due 09/25/2046 ^		1,945	986
Navient Private Education Loan Trust
1.224% due 09/16/2024		1,620	1,618

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
OneMain Financial Issuance Trust
2.470% due 09/18/2024	$5,212	$5,230
People’s Choice Home Loan Securities Trust
1.874% due 01/25/2035	2,000	1,797
Popular ABS Mortgage Pass-Through Trust
0.835% due 06/25/2047 ^	1,769	1,328
Renaissance Home Equity Loan Trust
1.025% due 12/25/2033	373	351
Residential Asset Mortgage Products Trust
1.290% due 06/25/2035	1,803	1,782
Residential Asset Securities Corp. Trust
1.025% due 07/25/2032 ^	23	21
Securitized Asset-Backed Receivables LLC Trust
0.575% due 12/25/2036	42	23
0.585% due 12/25/2036 ^	35	12
0.655% due 05/25/2037 ^	562	440
SG Mortgage Securities Trust
0.674% due 10/25/2036	1,800	1,398
Soundview Home Loan Trust
0.585% due 11/25/2036	36	15
0.655% due 12/25/2036	892	868
0.775% due 08/25/2037	3,000	2,208
Structured Asset Investment Loan Trust
0.885% due 10/25/2035	578	570
Structured Asset Securities Corp. Mortgage Loan Trust
2.023% due 04/25/2035	270	256
Washington Mutual Asset-Backed Certificates Trust
0.585% due 10/25/2036	56	31

		28,605

BANK LOAN OBLIGATIONS 0.2%
Energy Future Intermediate Holding Co. LLC
4.250% due 12/19/2016	2,500	2,510

CORPORATE BONDS & NOTES 4.9%
AbbVie, Inc.
2.300% due 05/14/2021	2,600	2,626
Ally Financial, Inc.
2.500% due 03/15/2017 (f)	5,000	4,987
5.500% due 02/15/2017	1,050	1,064
American International Group, Inc.
3.900% due 04/01/2026	4,200	4,455
Anheuser-Busch InBev Finance, Inc.
2.650% due 02/01/2021	1,400	1,446
3.300% due 02/01/2023	1,200	1,267
Aviation Capital Group Corp.
7.125% due 10/15/2020	300	354
Brixmor Operating Partnership LP
4.125% due 06/15/2026	2,700	2,805
CenturyLink, Inc.
6.000% due 04/01/2017	2,800	2,866
Charter Communications Operating LLC
4.464% due 07/23/2022	600	649
4.908% due 07/23/2025	2,200	2,433
6.384% due 10/23/2035	4,200	4,970
Citigroup, Inc.
1.763% due 06/07/2019	2,400	2,414
2.650% due 10/26/2020	1,700	1,738
Emera U.S. Finance LP
2.700% due 06/15/2021	3,100	3,176
Ford Motor Credit Co. LLC
1.605% due 01/09/2018	1,800	1,805
5.875% due 08/02/2021	800	913
JPMorgan Chase & Co.
2.550% due 03/01/2021	2,900	2,955
Kinder Morgan, Inc.
5.000% due 02/15/2021	1,600	1,731
Lehman Brothers Holdings, Inc.
6.875% due 05/02/2018 ^	14,600	1,140
MUFG Americas Holdings Corp.
3.000% due 02/10/2025	3,800	3,881

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
OneMain Financial Holdings LLC
6.750% due 12/15/2019	$400	$423
Oracle Corp.
1.900% due 09/15/2021	1,200	1,204
Pricoa Global Funding
2.200% due 06/03/2021	2,500	2,536
Santander Holdings USA, Inc.
2.275% due 11/24/2017	800	807
Southern Co.
2.950% due 07/01/2023	3,200	3,316
Ventas Realty LP
3.125% due 06/15/2023	1,500	1,533
Zimmer Biomet Holdings, Inc.
3.150% due 04/01/2022	1,600	1,657
3.550% due 04/01/2025	1,500	1,550

		62,701

MUNICIPAL BONDS & NOTES 0.2%
California State General Obligation Bonds, (BABs), Series 2010
7.950% due 03/01/2036	800	959
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	425	429
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	100	139
Palomar Community College District, California General Obligation Bonds, (BABs), Series 2010
7.194% due 08/01/2045	500	594

		2,121

NON-AGENCY MORTGAGE-BACKED SECURITIES 10.1%
Adjustable Rate Mortgage Trust
3.124% due 09/25/2035	266	222
3.422% due 07/25/2035	356	340
American Home Mortgage Assets Trust
0.715% due 09/25/2046 ^	1,408	1,066
American Home Mortgage Investment Trust
2.745% due 09/25/2045	350	347
Banc of America Funding Trust
3.002% due 01/20/2047 ^	256	217
3.282% due 11/20/2034	903	859
3.298% due 10/20/2046 ^	997	745
5.500% due 09/25/2035	1,461	1,530
5.750% due 11/25/2035	676	702
6.000% due 08/25/2036 ^	308	301
Banc of America Mortgage Trust
3.139% due 07/25/2035	106	99
3.226% due 09/25/2035 ^	345	319
5.500% due 11/25/2035 ^	195	186
BCAP LLC Trust
1.229% due 01/26/2047	989	889
2.930% due 02/26/2036	283	283
5.250% due 02/26/2036	1,401	1,207
5.250% due 08/26/2037	1,203	1,245
Bear Stearns Adjustable Rate Mortgage Trust
2.460% due 08/25/2035	179	179
2.619% due 02/25/2033	5	5
2.957% due 10/25/2033	156	158
2.973% due 05/25/2034	137	127
2.973% due 02/25/2036 ^	508	429
3.009% due 05/25/2033	81	81
3.040% due 10/25/2035	4	4
3.124% due 05/25/2034	440	427
3.153% due 11/25/2034	1,184	976
3.156% due 02/25/2034	27	27
Bear Stearns ALT-A Trust
2.950% due 08/25/2036 ^	99	74
2.980% due 11/25/2035 ^	75	62
3.086% due 11/25/2036 ^	1,929	1,422
3.106% due 08/25/2036 ^	1,846	1,363
3.465% due 11/25/2036 ^	637	533

80	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bear Stearns Structured Products, Inc. Trust
2.966% due 01/26/2036	$182	$146
Bella Vista Mortgage Trust
0.782% due 05/20/2045	42	31
Chase Mortgage Finance Trust
3.023% due 02/25/2037	687	691
Citicorp Mortgage Securities Trust
6.000% due 04/25/2037 ^	154	147
Citigroup Mortgage Loan Trust, Inc.
2.430% due 09/25/2035	579	595
3.043% due 08/25/2035	423	417
Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
2.908% due 09/25/2035 ^	2,572	2,224
CitiMortgage Alternative Loan Trust
5.750% due 07/25/2022	399	400
Commercial Mortgage Trust
0.671% due 03/10/2046 (a)	12,000	402
1.856% due 01/10/2046 (a)	18,682	1,109
Countrywide Alternative Loan Trust
0.685% due 02/25/2047	523	442
0.695% due 05/25/2047	469	397
0.725% due 06/25/2037	1,372	1,181
0.735% due 05/25/2035	1,461	1,223
0.735% due 07/25/2046 ^	71	53
0.735% due 07/25/2046	1,136	959
0.742% due 03/20/2046	81	60
0.775% due 09/25/2046 ^	1,700	491
0.785% due 07/25/2046 ^	939	466
0.805% due 12/25/2035	47	42
0.812% due 09/20/2046	1,392	559
0.875% due 05/25/2037 ^	767	421
0.925% due 06/25/2036 ^	453	247
1.907% due 08/25/2035	466	405
1.931% due 11/25/2035	578	458
2.471% due 11/25/2035	411	337
5.250% due 06/25/2035 ^	289	267
6.000% due 01/25/2037 ^	2,135	1,801
6.250% due 08/25/2037 ^	635	565
6.500% due 08/25/2032	354	357
Countrywide Home Loan Mortgage Pass-Through Trust
0.745% due 05/25/2035	580	400
0.815% due 04/25/2035	88	77
0.865% due 03/25/2036	456	249
1.165% due 03/25/2035	1,484	1,183
1.185% due 02/25/2035	228	199
1.205% due 02/25/2035	102	90
2.725% due 11/25/2034	60	57
2.775% due 11/20/2034	927	879
2.794% due 04/20/2036 ^	287	254
2.826% due 01/20/2035	127	121
3.026% due 09/25/2047 ^	1,121	1,000
3.129% due 08/25/2034 ^	54	46
3.175% due 08/25/2034 ^	103	88
3.200% due 11/19/2033	13	13
3.309% due 02/20/2036 ^	686	604
Credit Suisse Commercial Mortgage Trust
6.500% due 07/26/2036 ^	774	444
Credit Suisse First Boston Mortgage Securities Corp.
1.675% due 03/25/2034 ^	90	87
2.678% due 07/25/2033	27	27
6.000% due 12/25/2035	408	392
Credit Suisse Mortgage Capital Certificates
5.921% due 12/16/2049	4,288	4,317
DBUBS Mortgage Trust
0.385% due 11/10/2046 (a)	15,100	187
1.042% due 11/10/2046 (a)	14,683	325
Deutsche ALT-A Securities, Inc.
5.500% due 12/25/2035 ^	685	578
Deutsche ALT-B Securities, Inc.
0.625% due 10/25/2036 ^	90	57
6.300% due 07/25/2036 ^	571	450
Deutsche Mortgage Securities, Inc. Re-REMIC Trust Certificates
3.056% due 06/26/2035	226	225
First Horizon Alternative Mortgage Securities Trust
2.602% due 08/25/2035 ^	1,240	1,067

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
First Horizon Mortgage Pass-Through Trust
2.980% due 08/25/2035	$209	$183
5.000% due 10/25/2020	47	46
GMAC Mortgage Corp. Loan Trust
3.495% due 06/25/2034	55	54
GreenPoint Mortgage Funding Trust
0.705% due 01/25/2037	1,193	972
0.725% due 12/25/2046 ^	1,051	759
0.735% due 04/25/2036	691	584
0.795% due 11/25/2045	75	65
0.965% due 06/25/2045	340	299
Greenpoint Mortgage Pass-Through Certificates
3.279% due 10/25/2033	96	94
GS Mortgage Securities Corp.
0.395% due 05/03/2032 (a)	65,000	1,327
1.748% due 02/10/2046 (a)	18,131	1,380
GS Mortgage Securities Trust
2.456% due 11/10/2045 (a)	24,419	2,046
GSR Mortgage Loan Trust
0.785% due 08/25/2046	851	386
2.220% due 03/25/2033	125	123
2.917% due 09/25/2035	310	316
3.097% due 05/25/2035	292	274
HarborView Mortgage Loan Trust
0.721% due 09/19/2037	1,238	1,001
0.726% due 07/21/2036	819	666
0.771% due 03/19/2036	193	142
0.811% due 02/19/2036	579	426
0.841% due 11/19/2035	1,049	865
1.231% due 01/19/2035	67	53
3.098% due 07/19/2035	124	110
3.257% due 07/19/2035 ^	24	21
HomeBanc Mortgage Trust
0.705% due 12/25/2036	51	45
Impac CMB Trust
1.185% due 03/25/2035	45	42
1.305% due 10/25/2034	509	481
IndyMac Mortgage Loan Trust
0.735% due 05/25/2046	1,636	1,357
0.764% due 06/25/2037	849	739
0.775% due 02/25/2037	1,600	1,054
0.815% due 11/25/2036 ^	639	436
2.861% due 12/25/2034	187	177
2.958% due 08/25/2035	326	271
3.099% due 11/25/2035 ^	816	761
JPMorgan Alternative Loan Trust
0.765% due 10/25/2036	4,589	3,853
2.876% due 12/25/2035 ^	3,587	3,029
5.500% due 11/25/2036 ^	7	5
JPMorgan Chase Commercial Mortgage Securities Trust
1.377% due 12/15/2047 (a)	80,923	4,280
JPMorgan Mortgage Trust
2.503% due 11/25/2033	128	123
2.531% due 07/27/2037	1,370	1,282
2.934% due 02/25/2036 ^	911	802
3.011% due 08/25/2035	637	631
3.098% due 10/25/2035	305	304
3.119% due 07/25/2035	328	325
Lehman XS Trust
0.765% due 11/25/2046 ^	77	20
0.845% due 11/25/2046 ^	807	369
MASTR Adjustable Rate Mortgages Trust
0.735% due 04/25/2046	340	246
0.865% due 05/25/2047 ^	1,080	507
MASTR Alternative Loan Trust
0.925% due 03/25/2036	483	99
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.964% due 12/15/2030	4	4
Merrill Lynch Mortgage Investors Trust
0.775% due 11/25/2035	503	474
0.775% due 08/25/2036	15	15
2.625% due 02/25/2033	140	135
2.823% due 06/25/2035	479	466
3.058% due 06/25/2037	419	406

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Merrill Lynch Mortgage-Backed Securities Trust
3.133% due 04/25/2037 ^	$46	$40
Morgan Stanley Bank of America Merrill Lynch Trust
1.450% due 05/15/2046 (a)	61,809	3,238
1.696% due 02/15/2046 (a)	22,272	1,430
Nomura Asset Acceptance Corp. Alternative Loan Trust
3.033% due 10/25/2035	526	493
3.162% due 02/25/2036 ^	246	203
3.616% due 08/25/2035	843	823
5.820% due 03/25/2047	549	545
6.138% due 03/25/2047	469	466
RBSSP Resecuritization Trust
2.575% due 10/26/2036	621	627
Residential Accredit Loans, Inc. Trust
0.675% due 02/25/2047	1,537	887
0.735% due 04/25/2046	91	42
0.825% due 01/25/2035	671	645
3.477% due 08/25/2035 ^	132	71
4.106% due 09/25/2035 ^	401	335
6.000% due 06/25/2037 ^	655	538
Residential Asset Securitization Trust
0.975% due 12/25/2036 ^	436	115
6.250% due 10/25/2036 ^	297	266
6.500% due 08/25/2036 ^	798	456
Residential Funding Mortgage Securities, Inc. Trust
3.128% due 06/25/2035	482	469
3.428% due 09/25/2035 ^	351	280
Sequoia Mortgage Trust
0.882% due 07/20/2033	273	257
2.925% due 04/20/2035	201	209
Structured Adjustable Rate Mortgage Loan Trust
0.745% due 05/25/2037	95	80
1.889% due 01/25/2035	44	34
2.745% due 10/25/2037 ^	376	254
2.953% due 04/25/2035	1,593	1,475
2.993% due 04/25/2034	406	404
3.052% due 02/25/2034	202	202
Structured Asset Mortgage Investments Trust
0.715% due 07/25/2046 ^	1,188	994
0.735% due 04/25/2036	436	352
0.745% due 09/25/2047	166	136
0.755% due 05/25/2045	473	417
0.781% due 07/19/2035	248	242
0.835% due 12/25/2035 ^	38	27
1.111% due 07/19/2034	10	10
2.007% due 08/25/2047 ^	1,936	1,601
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.411% due 05/25/2032	6	6
Structured Asset Securities Corp. Trust
5.500% due 05/25/2035	187	191
TBW Mortgage-Backed Trust
5.970% due 09/25/2036	189	22
Thornburg Mortgage Securities Trust
2.781% due 06/25/2047 ^	2,748	2,472
UBS-Barclays Commercial Mortgage Trust
1.920% due 12/10/2045 (a)	59,111	4,536
UBS-Citigroup Commercial Mortgage Trust
2.290% due 01/10/2045 (a)	14,936	1,360
Wachovia Bank Commercial Mortgage Trust
5.883% due 06/15/2049	80	80
WaMu Mortgage Pass-Through Certificates Trust
0.805% due 11/25/2045	385	338
0.815% due 07/25/2045	692	662
0.815% due 10/25/2045	181	173
0.835% due 01/25/2045	185	178
1.165% due 01/25/2045	123	116
1.265% due 11/25/2034	1,034	932
1.299% due 12/25/2046	482	410
1.429% due 05/25/2046	1,357	1,250
1.505% due 11/25/2034	700	621
1.864% due 08/25/2042	78	74
1.907% due 06/25/2042	98	95
2.190% due 12/25/2046	636	592
2.193% due 11/25/2046	202	181
2.251% due 12/25/2036 ^	50	43
2.303% due 04/25/2037 ^	1,453	1,268

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	81

Schedule of Investments PIMCO Foreign Bond Fund (Unhedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.360% due 03/25/2036	$1,451	$1,311
2.458% due 02/25/2037 ^	750	679
2.712% due 12/25/2035	1,064	977
2.751% due 08/25/2034	530	528
2.771% due 03/25/2034	484	485
2.784% due 03/25/2035	662	668
2.821% due 06/25/2033	82	83
4.172% due 02/25/2037 ^	450	420
Washington Mutual Mortgage Loan Trust
1.685% due 05/25/2041	28	27
Washington Mutual Mortgage Pass-Through Certificates Trust
0.775% due 07/25/2046 ^	96	39
1.447% due 07/25/2046 ^	561	377
1.477% due 05/25/2046	2,102	1,626
2.645% due 02/25/2033	3	3
6.000% due 10/25/2035 ^	701	559
Wells Fargo Alternative Loan Trust
5.750% due 07/25/2037 ^	205	183
Wells Fargo Mortgage-Backed Securities Trust
2.894% due 03/25/2036	107	105
3.024% due 04/25/2036	328	329
3.198% due 04/25/2036 ^	55	6
6.000% due 10/25/2036 ^	266	260
Wells Fargo-RBS Commercial Mortgage Trust
0.406% due 03/15/2048 (a)	26,228	562
1.585% due 03/15/2045 (a)	60,602	3,280

		128,433

	SHARES
PREFERRED SECURITIES 0.0%
Navient Corp. CPI Linked Security
3.056% due 01/16/2018	15,700	390

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 17.3%
Fannie Mae
0.585% due 07/25/2037	$633	621
0.645% due 03/25/2034	10	10
0.675% due 08/25/2034	8	8
0.725% due 10/27/2037	1,489	1,486
0.925% due 06/25/2029 - 06/25/2036	160	160
0.975% due 01/25/2044	833	832
1.689% due 06/01/2043 - 10/01/2044	197	201
1.940% due 03/01/2033	82	86
2.261% due 12/01/2034	39	41
2.423% due 01/25/2022 (a)	19,305	1,584
2.720% due 05/01/2026	8	8
2.722% due 06/01/2035	58	60
2.743% due 09/01/2035	55	58
2.782% due 09/01/2019	1	1

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.808% due 11/01/2034	$857	$905
3.490% due 12/01/2020 (h)	4,754	5,096
4.316% due 12/01/2036	78	82
5.700% due 08/01/2018 (h)	2,100	2,199
6.000% due 04/25/2043 - 07/25/2044	715	827
6.500% due 06/25/2044	14	16
Fannie Mae, TBA
3.000% due 11/01/2046 - 12/01/2046	91,800	95,209
3.500% due 10/01/2031 - 11/01/2046	89,000	93,852
FDIC Structured Sale Guaranteed Notes
1.023% due 11/29/2037	307	306
Federal Housing Administration
6.896% due 07/01/2020	168	165
Freddie Mac
0.785% due 08/25/2031	24	24
0.844% due 01/15/2038	2,587	2,576
0.974% due 12/15/2031	33	33
1.001% due 09/25/2022 (a)	23,114	986
1.124% due 12/15/2037	933	936
1.156% due 11/25/2022 (a)	28,229	1,460
1.452% due 08/25/2019 (a)	36,924	1,238
1.548% due 11/25/2019 (a)	32,620	1,238
1.689% due 10/25/2044	717	732
1.955% due 01/15/2038 (a)	2,587	160
2.605% due 10/01/2035	33	34
2.625% due 03/01/2036	231	236
2.676% due 11/01/2035	51	53
2.733% due 06/01/2024	12	13
2.750% due 10/01/2035	12	12
2.845% due 08/01/2035	46	49
2.960% due 09/01/2035	44	46
Ginnie Mae
2.000% due 10/20/2029	13	13
6.000% due 08/20/2034	4,483	5,157
NCUA Guaranteed Notes
0.904% due 03/06/2020	453	453

		219,262

U.S. TREASURY OBLIGATIONS 9.0%
U.S. Treasury Bonds
3.750% due 11/15/2043 (h)(j)(l)	12,000	15,666
5.250% due 02/15/2029 (l)	300	417
U.S. Treasury Inflation Protected Securities (d)
0.125% due 01/15/2022 (h)(j)(l)	957	978
0.125% due 07/15/2022 (h)(j)(l)	24,383	24,999
0.125% due 01/15/2023 (h)(j)(l)	40,452	41,155
0.250% due 01/15/2025	1,422	1,451
2.375% due 01/15/2027 (h)(l)	5,131	6,307
2.500% due 01/15/2029 (h)(l)	2,018	2,569
U.S. Treasury STRIPS (c)
0.000% due 11/15/2023 (j)	7,300	6,561

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.000% due 05/15/2026 (h)(j)		$17,300	$14,642

			114,745

Total United States (Cost $555,502)			558,767

SHORT-TERM INSTRUMENTS 24.4%

CERTIFICATES OF DEPOSIT 0.2%
Barclays Bank PLC
1.641% due 09/08/2017		3,100	3,110

REPURCHASE AGREEMENTS (g) 0.1%
			1,277

JAPAN TREASURY BILLS 23.0%
(0.266)% due 10/11/2016 - 12/12/2016 (b)(c)	JPY	29,630,000	292,263

U.S. TREASURY BILLS 1.1%
0.445% due 03/02/2017 - 03/16/2017 (b)(c)(j)(l)		$14,196	14,172

Total Short-Term Instruments (Cost $308,126)			310,822

Total Investments in Securities (Cost $1,779,684)			1,817,577

		SHARES
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%
PIMCO Short-Term Floating NAV Portfolio III		40,872	404

Total Short-Term Instruments (Cost $404)			404

Total Investments in Affiliates (Cost $404)			404

Total Investments 143.0% (Cost $1,780,088)			$1,817,981

Financial Derivative Instruments (i)(k) (1.5)% (Cost or Premiums, net $(1,376))			(19,284)

Other Assets and Liabilities, net (41.5)%			(527,667)

Net Assets 100.0%			$1,271,030

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(f)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Ally Financial, Inc.	2.500%	03/15/2017	03/10/2014	$ 5,000	$4,987	0.39%

82	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	09/30/2016	10/03/2016	$1,277	U.S. Treasury Notes 2.125% due 08/15/2021 (2)	$(1,306)	$1,277	$1,277

Total Repurchase Agreements						$(1,306)	$1,277	$1,277

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (3)	Borrowing Date	Maturity Date		Amount Borrowed (3)		Payable for Reverse Repurchase Agreements
BPS	(0.320)%	08/03/2016	11/03/2016		EUR	(17,270)	$(19,390)
	0.550	08/10/2016	11/10/2016		GBP	(25,731)	(33,379)
BRC	(0.850)	06/17/2016	TBD	(4)	EUR	(1,349)	(1,511)
BSN	0.600	08/02/2016	10/28/2016		$	(6,318)	(6,325)
DBL	(0.850)	08/25/2016	TBD	(4)	EUR	(2,039)	(2,288)
GRE	0.640	08/09/2016	10/11/2016		$	(7,866)	(7,873)
	0.650	08/17/2016	10/17/2016			(422)	(423)
	0.680	09/08/2016	10/11/2016			(11,091)	(11,096)
GSC	0.850	09/14/2016	10/13/2016			(7,109)	(7,112)
JPS	0.580	07/11/2016	10/11/2016			(23,746)	(23,779)
MBC	(0.460)	07/13/2016	10/12/2016		EUR	(12,131)	(13,613)
	(0.430)	07/13/2016	10/12/2016			(34,885)	(39,150)
MEI	0.900	09/09/2016	10/18/2016		CAD	(3,315)	(2,528)
	0.900	09/12/2016	10/20/2016			(1,104)	(842)
	0.950	09/14/2016	10/24/2016			(2,562)	(1,954)
RBC	0.730	08/05/2016	10/07/2016			(69,631)	(53,138)
RDR	0.610	07/11/2016	10/11/2016		$	(20,933)	(20,963)
SCX	0.610	07/11/2016	10/11/2016			(13,523)	(13,542)
	0.850	09/21/2016	10/21/2016			(1,092)	(1,092)
UBS	(0.300)	08/03/2016	11/03/2016		EUR	(25,755)	(28,917)
	(0.300)	08/11/2016	11/03/2016			(12,324)	(13,838)

Total Reverse Repurchase Agreements							$(302,753)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate (3)	Borrowing Date	Maturity Date	Amount Borrowed (3)		Payable for Sale-Buyback Transactions (5)
BPS	0.540%	09/23/2016	11/10/2016	GBP	(5,223)	$(6,770)
GSC	0.960	09/23/2016	10/24/2016	$	(1,444)	(1,445)
MSC	0.700	08/29/2016	10/27/2016		(4,799)	(4,803)
MYI	0.480	09/23/2016	11/10/2016	GBP	(7,365)	(9,649)
	0.500	09/15/2016	11/10/2016		(2,731)	(3,604)
	0.500	09/20/2016	11/10/2016		(5,041)	(6,571)
	0.500	09/21/2016	11/10/2016		(1,303)	(1,688)
TDM	0.620	08/09/2016	10/07/2016	CAD	(2,684)	(2,040)
	0.770	08/09/2016	10/07/2016		(27,064)	(20,583)
	0.780	08/10/2016	10/07/2016		(3,432)	(2,619)
	0.790	08/22/2016	10/14/2016		(12,087)	(9,408)
	0.790	09/07/2016	10/07/2016		(3,027)	(2,347)
	0.830	09/08/2016	10/18/2016		(7,831)	(6,072)
	0.850	09/15/2016	10/24/2016		(1,418)	(1,076)
	0.860	09/15/2016	10/24/2016		(4,668)	(3,540)
	0.860	09/19/2016	10/19/2016	$	(8,676)	(8,679)
	0.860	09/19/2016	10/21/2016	CAD	(4,405)	(3,334)

Total Sale-Buyback Transactions						$(94,228)

(3)	The average amount of borrowings outstanding during the period ended September 30, 2016 was $(256,945) at a weighted average interest rate of 0.218%.
(4)	Open maturity reverse repurchase agreement.
(5)	Payable for sale-buyback transactions includes $(31) of deferred price drop.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	83

Schedule of Investments PIMCO Foreign Bond Fund (Unhedged) (Cont.)

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES AND U.S. TREASURY OBLIGATIONS

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales (6)
Fannie Mae, TBA	4.000%	10/01/2046	$4,000	$(4,280)	$(4,297)
Fannie Mae, TBA	4.500	10/01/2046	9,500	(10,361)	(10,406)
U.S. Treasury Bonds	4.500	02/15/2036	12,000	(17,430)	(16,995)

Total Short Sales				$(32,071)	$(31,698)

(6)	Payable for short sales includes $75 of accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2016:

(h)	Securities with an aggregate market value of $388,757 and cash of $1,562 have been pledged as collateral under the terms of the following master agreements as of September 30, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure (7)
Global/Master Repurchase Agreement
BPS	$0	$(52,769)	$0	$0	$(52,769)	$51,890	$(879)
BRC	0	(1,511)	0	0	(1,511)	1,558	47
BSN	0	(6,325)	0	0	(6,325)	6,375	50
DBL	0	(2,288)	0	0	(2,288)	2,277	(11)
GRE	0	(19,392)	0	0	(19,392)	19,516	124
GSC	0	(7,112)	0	0	(7,112)	7,295	183
JPS	0	(23,779)	0	0	(23,779)	23,784	5
MBC	0	(52,763)	0	0	(52,763)	51,833	(930)
MEI	0	(5,324)	0	0	(5,324)	5,372	48
RBC	0	(53,138)	0	0	(53,138)	52,926	(212)
RDR	0	(20,963)	0	0	(20,963)	20,805	(158)
SCX	0	(14,634)	0	0	(14,634)	14,574	(60)
SGY	0	0	0	0	0	(316)	(316)
SSB	1,277	0	0	0	1,277	(1,306)	(29)
UBS	0	(42,755)	0	0	(42,755)	37,437	(5,318)

Master Securities Forward Transaction Agreement
BCY	0	0	0	(16,995)	(16,995)	(250)	(17,245)
BPS	0	0	(6,770)	0	(6,770)	6,626	(144)
GSC	0	0	(1,445)	0	(1,445)	1,451	6
MSC	0	0	(4,803)	0	(4,803)	4,812	9
MYI	0	0	(21,512)	0	(21,512)	20,899	(613)
TDM	0	0	(59,698)	0	(59,698)	58,841	(857)
UBS	0	0	0	0	0	(370)	(370)

Total Borrowings and Other Financing Transactions	$1,277	$(302,753)	$(94,228)	$(16,995)

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$(111,225)	$(95,524)	$(3,799)	$(210,548)
U.S. Government Agencies	0	(7,112)	0	0	(7,112)
U.S. Treasury Obligations	0	(85,093)	0	0	(85,093)

Total	$0	$(203,430)	$(95,524)	$(3,799)	$(302,753)

Sale-Buyback Transactions
Sovereign Issues	0	(51,019)	(28,282)	0	(79,301)
U.S. Treasury Obligations	0	(14,927)	0	0	(14,927)

Total	$0	$(65,946)	$(28,282)	$0	$(94,228)

Total Borrowings	$0	$(269,376)	$(123,806)	$(3,799)	$(396,981)

Gross amount of recognized liabilities for reverse repurchase agreements and sale-buyback financing transactions					$(396,981)

84	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 5-Year Note December Futures	$112.000	11/25/2016	576	$5	$1
Put - CBOT U.S. Treasury 10-Year Note December Futures	114.000	11/25/2016	1,808	15	1
Call - CBOT U.S. Treasury 30-Year Bond December Futures	210.000	11/25/2016	86	1	0
Call - CBOT U.S. Treasury 30-Year Bond January Futures	220.000	12/23/2016	86	1	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond December Futures	130.000	11/25/2016	16	0	0

				$22	$2

Total Purchased Options				$22	$2

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2017	1,522	$(852)	$76	$0
90-Day Eurodollar March Futures	Short	03/2018	129	10	8	0
Australia Government 10-Year Bond December Futures	Long	12/2016	129	127	70	(27)
Call Options Strike @ EUR 179.000 on Euro-Bund 10-Year Bond December Futures	Long	11/2016	21	0	0	0
Canada Government 10-Year Bond December Futures	Short	12/2016	281	38	171	(73)
Euro-Bobl December Futures	Long	12/2016	23	15	0	(4)
Euro-BONO December Futures	Long	12/2016	19	22	10	(7)
Euro-BTP Italy Government Bond December Futures	Long	12/2016	392	(140)	141	(164)
Euro-Bund 10-Year Bond December Futures	Short	12/2016	21	(25)	11	0
Euro-Buxl 30-Year Bond December Futures	Long	12/2016	35	112	0	(57)
Euro-OAT France Government 10-Year Bond December Futures	Long	12/2016	331	305	7	(167)
Euro-Schatz December Futures	Long	12/2016	680	96	0	(23)
Japan Government 10-Year Bond December Futures	Long	12/2016	66	521	20	(32)
Put Options Strike @ EUR 111.400 on Euro-Schatz December Futures	Long	11/2016	680	(1)	0	0
Put Options Strike @ EUR 128.250 on Euro-Bobl December Futures	Long	11/2016	259	(2)	0	0
U.S. Treasury 5-Year Note December Futures	Long	12/2016	576	16	0	(121)
U.S. Treasury 10-Year Note December Futures	Long	12/2016	1,516	(190)	0	(640)
U.S. Treasury 30-Year Bond December Futures	Short	12/2016	86	227	126	0
U.S. Treasury Ultra Long-Term Bond December Futures	Long	12/2016	16	(60)	0	(34)
United Kingdom Long Gilt December Futures	Long	12/2016	207	(278)	0	(244)

Total Futures Contracts				$(59)	$640	$(1,593)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed (Pay) Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized (Depreciation)	Variation Margin
						Asset	Liability
CDX.IG-26 10-Year Index	(1.000)%	06/20/2026	$ 17,600	$225	$(61)	$0	$(45)
iTraxx Europe Main 26 5-Year Index	(1.000)	12/20/2021	EUR 161,300	(2,645)	(22)	0	(110)
iTraxx Europe Senior 25 5-Year Index	(1.000)	06/20/2021	42,200	(158)	(121)	0	(18)

				$(2,578)	$(204)	$0	$(173)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	85

Schedule of Investments PIMCO Foreign Bond Fund (Unhedged) (Cont.)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	1-Year BRL-CDI	12.360%	01/04/2021	BRL	13,100	$91	$24	$5	$0
Pay	1-Year BRL-CDI	12.800	01/02/2025		1,900	32	31	2	0
Receive	3-Month CAD-Bank Bill	2.700	12/19/2024	CAD	28,900	(2,863)	(1,372)	107	0
Receive	3-Month CAD-Bank Bill	2.200	06/16/2026		1,700	(121)	(38)	7	0
Pay	3-Month CHF-LIBOR	0.050	03/16/2026	CHF	7,200	265	266	0	(3)
Receive	3-Month USD-LIBOR	1.500	12/16/2017	$	63,000	(666)	219	3	0
Receive	3-Month USD-LIBOR	1.250	06/15/2018		65,100	(498)	(124)	11	0
Receive	3-Month USD-LIBOR	2.038	08/31/2022		11,400	(529)	(293)	26	0
Receive	3-Month USD-LIBOR	2.000	08/31/2022		64,300	(2,842)	(1,825)	146	0
Receive	3-Month USD-LIBOR	2.300	01/13/2023		16,300	(1,077)	(502)	41	0
Receive	3-Month USD-LIBOR	2.000	06/15/2023		22,500	(1,177)	(351)	60	0
Receive	3-Month USD-LIBOR *	1.750	12/21/2023		69,700	(1,938)	(441)	217	0
Receive	3-Month USD-LIBOR	2.250	06/15/2026		6,400	(515)	(179)	33	0
Receive	3-Month USD-LIBOR *	1.750	12/21/2026		185,720	(4,628)	(851)	1,006	0
Pay	3-Month USD-LIBOR *	1.750	12/21/2026		14,400	319	(84)	0	(77)
Pay	3-Month USD-LIBOR	2.500	06/15/2036		3,300	451	323	0	(38)
Receive	3-Month USD-LIBOR *	2.098	07/01/2041		14,400	(30)	(28)	42	0
Receive	3-Month USD-LIBOR *	2.250	12/21/2046		17,600	(1,766)	(114)	315	0
Pay	3-Month ZAR-JIBAR *	8.500	03/15/2027	ZAR	83,900	145	151	2	0
Pay	6-Month EUR-EURIBOR *	0.000	03/15/2019	EUR	53,800	279	19	0	(13)
Pay	6-Month EUR-EURIBOR *	0.000	03/15/2022		114,700	760	412	0	(77)
Pay	6-Month EUR-EURIBOR	1.000	11/30/2025		13,500	1,281	1,060	0	(6)
Pay	6-Month EUR-EURIBOR *	0.500	03/15/2027		34,000	702	330	0	(8)
Receive	6-Month EUR-EURIBOR *	1.250	03/15/2047		27,000	(4,133)	(1,296)	59	0
Pay	6-Month GBP-LIBOR *	0.500	03/15/2022	GBP	2,600	(2)	14	0	(5)
Receive	6-Month GBP-LIBOR *	0.750	03/15/2027		12,900	77	(133)	49	0
Receive	6-Month GBP-LIBOR	1.050	09/05/2046		2,100	(47)	(32)	55	0
Receive	6-Month GBP-LIBOR *	1.020	10/05/2046		900	(10)	(10)	24	0
Receive	6-Month GBP-LIBOR *	1.500	03/15/2047		8,600	(1,524)	(139)	242	0
Pay	6-Month JPY-LIBOR	0.150	03/22/2018	JPY	13,370,000	430	336	9	0
Receive	6-Month JPY-LIBOR	0.500	09/18/2022		3,270,000	(1,132)	(751)	5	0
Pay	6-Month JPY-LIBOR	1.000	12/18/2025		2,710,000	2,510	1,408	0	(30)
Pay	6-Month JPY-LIBOR	0.300	03/18/2026		8,710,000	2,223	(176)	0	(89)
Pay	6-Month JPY-LIBOR	1.250	06/17/2035		850,000	1,461	1,277	0	(31)
Receive	6-Month JPY-LIBOR	1.500	12/21/2045		3,090,000	(9,226)	785	236	0
Pay	28-Day MXN-TIIE	5.615	06/02/2020	MXN	171,900	(108)	(319)	0	(22)
Pay	28-Day MXN-TIIE	5.570	01/31/2023		24,800	(43)	(26)	0	(2)

						$(23,849)	$(2,429)	$2,702	$(401)

Total Swap Agreements						$(26,427)	$(2,633)	$2,702	$(574)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2016:

(j)	Securities with an aggregate market value of $13,012 and cash of $21,598 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability (4)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$2	$640	$2,702	$3,344	$0	$(1,593)	$(585)	$(2,178)

(4)	Unsettled variation margin liability of $(11) for closed swap agreements is outstanding at period end.

86	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	10/2016		$209	SEK	1,800	$0	$0
	11/2016	CAD	5,954		$4,524	0	(16)
	11/2016		$306	IDR	4,074,747	6	0
BOA	10/2016	BRL	14,000		$3,634	0	(670)
	10/2016	CNH	103,143		15,386	0	(57)
	10/2016	DKK	62,380		9,376	0	(35)
	10/2016	RUB	136,256		2,100	0	(63)
	10/2016		$4,293	BRL	14,000	13	(1)
	10/2016		92,838	CAD	120,003	28	(1,395)
	10/2016		18,157	DKK	120,614	41	0
	10/2016		89,470	GBP	67,624	0	(1,819)
	10/2016		48,519	JPY	4,866,877	0	(525)
	10/2016		2,506	NZD	3,444	2	0
	11/2016		12,647	JPY	1,274,500	0	(63)
	11/2016		115	ZAR	1,602	1	0
	01/2017	CNY	65,304		$9,437	0	(288)
	01/2017	DKK	219,900		33,239	0	(87)
	01/2017		$5,964	CNY	39,530	0	(78)
	04/2017	DKK	120,614		$18,308	0	(52)
	07/2017	BRL	68,600		23,638	4,071	0
	07/2017	DKK	103,685		15,669	0	(185)
BPS	10/2016	CNH	2,506		380	5	0
	10/2016	GBP	95,954		124,836	465	0
	10/2016	NOK	524,313		64,555	0	(1,029)
	10/2016		$380	CNY	2,508	0	(4)
	11/2016		124,899	GBP	95,954	0	(455)
	11/2016		64,559	NOK	524,313	1,032	0
	01/2017	CNY	13,925		$2,012	0	(62)
	01/2017		$15,480	JPY	1,542,365	0	(204)
	07/2017	DKK	21,305		$3,277	19	0
BRC	11/2016	SGD	2,715		2,027	35	0
	11/2016		$1,171	TWD	37,302	24	0
CBK	10/2016	AUD	178		$133	0	(3)
	10/2016	BRL	100,480		27,919	21	(2,999)
	10/2016	CAD	1,718		1,311	1	0
	10/2016	CNH	1,827		272	0	(1)
	10/2016	CNY	4,309		646	0	0
	10/2016	EUR	4,891		5,484	0	(10)
	10/2016	JPY	3,870,000		38,431	257	0
	10/2016		$30,855	BRL	100,480	41	0
	10/2016		13,944	CAD	18,200	32	(103)
	11/2016	SEK	19,220		$2,234	0	(9)
	11/2016		$2,400	KRW	2,685,120	37	0
	11/2016		2,566	NOK	20,635	16	0
	11/2016		6,073	SGD	8,151	0	(95)
	11/2016		169	ZAR	2,355	1	0
	01/2017	DKK	74,245		$11,224	0	(28)
	01/2017		$2,449	RUB	177,308	300	0
DUB	10/2016	BRL	9,100		$2,803	5	0
	10/2016		$2,765	BRL	9,100	33	0
	10/2016		704	CNY	4,709	2	0
	10/2016		35,851	MXN	654,871	0	(2,139)
	11/2016		2,461	TWD	78,115	42	0
	07/2017		440	BRL	1,588	13	0
FBF	10/2016	JPY	3,980,000		$37,869	0	(1,401)
	10/2016	RUB	136,361		2,100	0	(64)
	10/2016		$1,996	RUB	127,871	34	0
	11/2016		3,273	INR	222,171	46	0
	12/2016	RUB	127,871		$1,969	0	(32)
GLM	10/2016	CHF	2,443		2,486	0	(29)
	10/2016	CNH	21,476		3,203	0	(13)
	10/2016	DKK	23,215		3,477	0	(25)
	10/2016	EUR	134,179		150,419	0	(310)
	10/2016	GBP	1,231		1,600	5	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	87

Schedule of Investments PIMCO Foreign Bond Fund (Unhedged) (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	10/2016	MXN	87,392		$4,462	$26	$(62)
	10/2016	SEK	413,185		48,144	0	(20)
	10/2016		$8,774	AUD	11,632	128	0
	10/2016		14,015	CAD	18,150	9	(188)
	10/2016		16,661	EUR	14,864	39	(2)
	10/2016		14,599	GBP	11,168	3	(126)
	10/2016		2,448	JPY	253,400	51	0
	10/2016		1,283	MXN	25,084	8	0
	10/2016		65,194	NOK	535,863	1,834	0
	11/2016	EUR	14,184		$15,871	0	(85)
	11/2016	INR	42,893		634	0	(7)
	11/2016	JPY	3,950,000		39,395	362	0
	11/2016		$147,702	EUR	131,599	329	0
	11/2016		1,225	KRW	1,345,874	0	(4)
	11/2016		48,208	SEK	413,185	26	0
	12/2016	JPY	1,620,000		$16,001	0	(21)
	07/2017		$547	BRL	1,974	16	0
HUS	10/2016	CNH	78,231		$11,724	17	(7)
	10/2016	DKK	272,710		40,865	0	(281)
	10/2016	NZD	73,122		53,099	0	(145)
	10/2016		$5,540	CAD	7,245	0	(18)
	10/2016		26,104	DKK	173,422	61	0
	10/2016		5,500	GBP	4,245	2	0
	11/2016	JPY	6,461,000		$64,749	910	0
	11/2016	PLN	502		130	0	(2)
	11/2016		$2,335	INR	158,383	31	0
	11/2016		53,035	NZD	73,122	145	0
	11/2016		8,236	SGD	11,046	0	(134)
	01/2017	CNH	6,109		$926	15	0
	01/2017		$5,995	CNY	39,700	0	(83)
	02/2017		2,264	RUB	164,321	279	0
	07/2017	DKK	64,835		$9,907	0	(7)
	10/2017		173,422		26,558	0	(84)
JPM	10/2016	AUD	1,271		956	0	(17)
	10/2016	BRL	36,800		9,557	0	(1,758)
	10/2016	CAD	116,477		88,051	0	(732)
	10/2016	CNH	38,242		5,799	78	(6)
	10/2016	DKK	28,847		4,337	5	(20)
	10/2016	EUR	8,342		9,413	42	0
	10/2016	GBP	1,959		2,597	58	0
	10/2016	JPY	6,530,000		61,805	0	(2,650)
	10/2016	MXN	2,465		124	0	(3)
	10/2016	NOK	11,550		1,385	0	(60)
	10/2016		$10,756	BRL	36,800	566	(6)
	10/2016		1,000	CAD	1,300	0	(9)
	10/2016		1,858	CNH	12,405	0	(1)
	10/2016		3,752	CNY	24,587	0	(67)
	10/2016		2,718	EUR	2,432	14	0
	10/2016		8,798	GBP	6,676	0	(145)
	10/2016		53,463	NZD	73,122	0	(219)
	11/2016	JPY	3,133,200		$31,275	326	0
	11/2016		$84,778	CAD	112,143	720	0
	11/2016		3,693	CHF	3,589	8	0
	11/2016		1,478	INR	98,884	0	(1)
	11/2016		48,665	JPY	4,866,880	0	(599)
	11/2016		3,101	KRW	3,467,314	45	0
	11/2016		105	ZAR	1,516	4	0
	12/2016	JPY	1,260,000		$12,227	0	(230)
	01/2017	CNH	2,579		377	0	(8)
	07/2017	BRL	26,300		7,026	0	(476)
	07/2017	DKK	86,165		13,084	18	(110)
MSB	10/2016	BRL	100,480		31,036	140	0
	10/2016		$30,948	BRL	100,480	0	(52)
	10/2016		154,474	EUR	136,574	0	(1,054)
	10/2016		6,649	GBP	5,090	0	(51)
	10/2016		2,559	NOK	20,635	22	0
	10/2016		2,459	SEK	21,065	0	(4)
	11/2016		30,779	BRL	100,480	0	(145)
	11/2016		1,606	SEK	13,819	7	0
	11/2016		620	SGD	844	0	(1)
	07/2017	BRL	73,400		$20,980	44	0

88	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
NAB	10/2016	AUD	72,257		$55,428	$126	$0
	10/2016	CAD	6,145		4,684	1	0
	10/2016		$47,516	AUD	62,324	184	0
	11/2016		55,389		72,257	0	(121)
	11/2016		4,686	CAD	6,145	0	(1)
	11/2016		10,597	EUR	9,464	49	0
NGF	11/2016		3,226	SGD	4,392	0	(5)
SCX	10/2016	AUD	250		$191	0	0
	10/2016	CNH	99,041		15,047	214	0
	10/2016	JPY	3,451,477		34,275	238	0
	10/2016		$15,038	CNY	99,061	0	(189)
	10/2016		12,565	JPY	1,274,500	3	0
	10/2016		2,204	RUB	144,746	94	0
	11/2016	INR	89,884		$1,338	0	(5)
	11/2016	KRW	1,220,228		1,106	0	(1)
	11/2016		$34,316	JPY	3,451,477	0	(239)
	11/2016		944	KRW	1,048,595	8	0
	01/2017		1,264	CNH	8,688	31	0
TOR	10/2016		49,030	SEK	411,385	0	(1,077)
UAG	10/2016	JPY	1,668,800		$16,381	4	(80)
	10/2016		$4,895	CAD	6,300	0	(93)
	10/2016		3,356	EUR	3,006	21	0
	10/2016		12,833	GBP	9,783	0	(153)
	11/2016	GBP	5,826		$7,565	9	0
	11/2016	NOK	18,820		2,339	0	(15)
	11/2016	SGD	271		202	4	0
	11/2016	TWD	374,155		11,747	0	(240)
	11/2016		$32,056	INR	2,170,299	368	0
	11/2016		44,707	JPY	4,475,330	0	(508)
	11/2016		29,180	KRW	32,457,857	275	0
	11/2016		2,055	TWD	65,441	42	0
	12/2016		5,613	JPY	570,000	27	0
WST	10/2016	GBP	578		$752	3	0

Total Forward Foreign Currency Contracts						$14,717	$(26,776)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BOA	Call - OTC USD versus CAD	CAD	1.490	11/02/2016		$6,000	$ 1	$1
BPS	Put - OTC EUR versus USD		$1.060	10/24/2016	EUR	50,000	6	6
CBK	Call - OTC USD versus CAD	CAD	1.475	11/02/2016		$33,000	3	3
	Put - OTC USD versus JPY	JPY	97.000	10/19/2016		12,591	29	13
DUB	Call - OTC USD versus BRL	BRL	3.610	06/29/2017		2,200	143	108
	Put - OTC USD versus BRL		3.610	06/29/2017		2,200	143	175
GLM	Put - OTC EUR versus USD		$1.018	10/20/2016	EUR	64,000	7	0
	Call - OTC USD versus BRL	BRL	3.609	06/30/2017		$3,100	201	153
	Put - OTC USD versus BRL		3.609	06/30/2017		3,100	202	246
HUS	Put - OTC USD versus JPY	JPY	93.150	11/10/2016		12,700	25	12
JPM	Put - OTC AUD versus USD		$0.698	10/07/2016	AUD	70,000	5	0
	Put - OTC EUR versus USD		1.010	11/01/2016	EUR	51,000	6	1
	Put - OTC GBP versus USD		1.150	11/01/2016	GBP	108,000	14	2
	Call - OTC USD versus CAD	CAD	1.460	10/25/2016		$85,000	9	1
SCX	Put - OTC GBP versus USD		$1.250	10/10/2016	GBP	6,200	117	1
	Call - OTC USD versus CNY	CNY	6.520	10/31/2016		$348	107	337
	Put - OTC USD versus JPY	JPY	96.650	10/20/2016		7,016	15	7

							$ 1,033	$1,066

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	89

Schedule of Investments PIMCO Foreign Bond Fund (Unhedged) (Cont.)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
CBK	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250%	12/27/2016		$420,500	$139	$51
JPM	Put - OTC 10-Year Interest Rate Swap	3-Month JPY-LIBOR	Receive	0.400	03/03/2017	JPY	330,000	21	4
RBC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.100	01/09/2017		$220,000	108	98

								$268	$153

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
FAR	Put - OTC Fannie Mae 3.000% due 10/01/2046	$	88.000	10/06/2016	$27,000	$1	$0
	Put - OTC Fannie Mae 3.000% due 10/01/2046		89.000	10/06/2016	50,000	2	0
	Put - OTC Fannie Mae 3.000% due 11/01/2046		87.000	11/07/2016	29,000	1	0
	Put - OTC Fannie Mae 3.500% due 12/01/2046		84.000	12/06/2016	88,000	4	0
	Call - OTC Fannie Mae 4.500% due 10/01/2046		119.000	10/06/2016	10,000	0	0

						$8	$0

Total Purchased Options						$1,309	$1,219

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BRC	Call - OTC iTraxx Europe 25 5-Year Index	Buy	0.600%	10/19/2016	EUR	15,800	$(13)	$(3)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
AZD	Call - OTC USD versus CNY	CNY	7.000	11/01/2016		$8,700	$ (100)	$(1)
CBK	Put - OTC EUR versus AUD	AUD	1.437	12/08/2016	EUR	2,500	(18)	(17)
	Call - OTC EUR versus AUD		1.528	12/08/2016		2,500	(19)	(17)
	Put - OTC EUR versus AUD		1.424	01/10/2017		2,364	(19)	(19)
	Call - OTC EUR versus AUD		1.530	01/10/2017		2,364	(19)	(19)
	Call - OTC USD versus JPY	JPY	106.550	10/19/2016		$12,591	(29)	(2)
DUB	Call - OTC USD versus BRL	BRL	3.890	06/28/2018		3,600	(345)	(308)
	Put - OTC USD versus BRL		3.890	06/28/2018		3,600	(343)	(408)
FBF	Call - OTC USD versus BRL		6.300	01/11/2018		2,800	(149)	(20)
GLM	Put - OTC EUR versus AUD	AUD	1.438	12/08/2016	EUR	2,300	(18)	(16)
	Call - OTC EUR versus AUD		1.529	12/08/2016		2,300	(15)	(15)
	Put - OTC EUR versus MXN	MXN	18.900	03/21/2017		4,900	(191)	(11)
	Call - OTC EUR versus MXN		22.650	03/21/2017		4,900	(168)	(217)
	Call - OTC USD versus BRL	BRL	3.500	11/28/2016		$8,800	(110)	(93)
	Call - OTC USD versus BRL		3.892	07/02/2018		4,700	(452)	(403)
	Put - OTC USD versus BRL		3.892	07/02/2018		4,700	(452)	(535)
HUS	Call - OTC USD versus JPY	JPY	106.500	11/10/2016		12,700	(25)	(19)
JPM	Put - OTC USD versus CNH	CNH	6.600	09/11/2017		7,400	(68)	(84)
MSB	Put - OTC EUR versus AUD	AUD	1.442	12/08/2016	EUR	1,000	(8)	(8)
	Call - OTC EUR versus AUD		1.534	12/08/2016		1,000	(7)	(6)
	Call - OTC USD versus BRL	BRL	3.500	11/28/2016		$6,800	(89)	(72)
NGF	Put - OTC USD versus KRW	KRW	1,145.000	01/24/2017		3,200	(82)	(167)
SCX	Call - OTC GBP versus USD		$1.350	10/10/2016	GBP	6,200	(86)	0
	Call - OTC USD versus JPY	JPY	106.050	10/20/2016		$7,016	(15)	(2)
UAG	Put - OTC USD versus KRW	KRW	1,145.000	01/17/2017		4,900	(110)	(252)

							$ (2,937)	$(2,711)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	$5,400	$(69)	$(1)

90	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
JPM	Put - OTC 2-Year Interest Rate Swap	3-Month JPY-LIBOR	Pay	0.000%	03/03/2017	JPY	2,180,000	$(23)	$(6)

STRADDLE OPTIONS

Counterparty	Description	Exercise Level (1)	Expiration Date	Notional Amount	Premiums (Received) (1)	Market Value
JPM	Call & Put - OTC 1-Year USD/KRW versus 1-Year USD/KRW Forward Currency Volatility Agreement	0.000%	02/20/2017	$300	$0	$8

Total Written Options					$(3,042)	$(2,713)

(1)	Exercise level and final premium determined on a future date, based upon implied volatility parameters.

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2016:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		0		318		(159)		(159)		0		0
Notional Amount in $		$103,792		$224,480		$(139,373)	$	(62,592)	$	(29,100)	$	97,207
Notional Amount in AUD	AUD	0	AUD	55,620	AUD	(20,210)	AUD	(35,410)	AUD	0	AUD	0
Notional Amount in CHF	CHF	0	CHF	25,920	CHF	(12,700)	CHF	0	CHF	(13,220)	CHF	0
Notional Amount in EUR	EUR	143,102	EUR	149,078	EUR	(101,700)	EUR	(148,552)	EUR	0	EUR	41,928
Notional Amount in GBP	GBP	0	GBP	34,861	GBP	(16,800)	GBP	(7,961)	GBP	(3,900)	GBP	6,200
Notional Amount in JPY	JPY	2,180,000	JPY	0	JPY	0	JPY	0	JPY	0	JPY	2,180,000
Premiums		$(2,532)		$(5,395)		$2,253	$	2,045	$	587	$	(3,042)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Maturity Date	Implied Credit Spread at September 30, 2016 (4)	Notional Amount (5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	BAT Netherlands Finance BV	(1.000)%	12/20/2020	0.440%	EUR	900	$(20)	$(4)	$0	$(24)
	CenturyLink, Inc.	(0.595)	06/20/2017	0.310	$	2,800	0	(6)	0	(6)
	ING Bank NV	(1.000)	12/20/2021	1.743	EUR	800	24	10	34	0
	Koninklijke DSM NV	(1.000)	12/20/2020	0.272		100	(2)	(2)	0	(4)
	Reynolds American, Inc.	(1.000)	12/20/2020	0.311	$	400	(11)	(1)	0	(12)
	Veolia Environnement S.A.	(1.000)	12/20/2020	0.411	EUR	400	(3)	(8)	0	(11)
BPS	HSBC Bank PLC	(1.000)	06/20/2021	1.565		2,900	38	46	84	0
	ING Bank NV	(1.000)	12/20/2021	1.743		800	30	4	34	0
	Koninklijke DSM NV	(1.000)	12/20/2020	0.272		400	(9)	(5)	0	(14)
	Pfizer, Inc.	(1.000)	12/20/2020	0.247	$	100	(4)	1	0	(3)
	Teliasonera AB	(1.000)	12/20/2020	0.441	EUR	900	(8)	(16)	0	(24)
	UBS AG	(1.000)	12/20/2021	0.771		1,700	(29)	6	0	(23)
BRC	Altria Group, Inc.	(1.000)	12/20/2020	0.242	$	800	(27)	1	0	(26)
	BASF SE	(1.000)	12/20/2020	0.379	EUR	200	(4)	(2)	0	(6)
	BAT Netherlands Finance BV	(1.000)	12/20/2020	0.440		200	(4)	(1)	0	(5)
	Bayer AG	(1.000)	12/20/2020	0.563		400	(9)	0	0	(9)
	Cooperatieve Rabobank UA	(1.000)	12/20/2021	1.629		3,500	109	16	125	0
	Koninklijke DSM NV	(1.000)	12/20/2020	0.272		500	(11)	(7)	0	(18)
	Pfizer, Inc.	(1.000)	12/20/2020	0.247	$	100	(4)	1	0	(3)
	Reynolds American, Inc.	(1.000)	12/20/2020	0.311		600	(17)	0	0	(17)
	UnitedHealth Group, Inc.	(1.000)	12/20/2020	0.295		700	(23)	2	0	(21)
CBK	Altria Group, Inc.	(1.000)	12/20/2020	0.242		200	(7)	1	0	(6)
	BAT Netherlands Finance BV	(1.000)	12/20/2020	0.440	EUR	200	(4)	(1)	0	(5)
	Bayer AG	(1.000)	12/20/2020	0.563		900	(19)	0	0	(19)
	HSBC Bank PLC	(1.000)	12/20/2021	1.680		800	22	9	31	0
	UBS AG	(1.000)	12/20/2021	1.854		800	31	8	39	0
	UBS AG	(1.000)	06/20/2024	2.072	$	4,800	268	83	351	0
	UnitedHealth Group, Inc.	(1.000)	12/20/2020	0.295		700	(22)	1	0	(21)
DUB	Cardinal Health, Inc.	(1.000)	12/20/2016	0.030		1,000	(19)	16	0	(3)
FBF	Altria Group, Inc.	(1.000)	12/20/2020	0.242		800	(26)	0	0	(26)
	Reynolds American, Inc.	(1.000)	12/20/2020	0.311		400	(12)	0	0	(12)
GST	Altria Group, Inc.	(1.000)	12/20/2020	0.242		600	(20)	1	0	(19)
	BAT Netherlands Finance BV	(1.000)	12/20/2020	0.440	EUR	400	(10)	(1)	0	(11)
	Koninklijke DSM NV	(1.000)	12/20/2020	0.272		600	(13)	(8)	0	(21)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	91

Schedule of Investments PIMCO Foreign Bond Fund (Unhedged) (Cont.)

Counterparty	Reference Entity	Fixed (Pay) Rate	Maturity Date	Implied Credit Spread at September 30, 2016 (4)	Notional Amount (5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Reynolds American, Inc.	(1.000)%	12/20/2020	0.311%	$	1,300	$(40)	$2	$0	$(38)
	SABMiller PLC	(1.000)	01/20/2022	0.296		500	(14)	(5)	0	(19)
	United Utilities PLC	(1.000)	12/20/2020	0.583	EUR	300	(1)	(5)	0	(6)
	Veolia Environnement S.A.	(1.000)	12/20/2020	0.411		300	(1)	(8)	0	(9)
JPM	Altria Group, Inc.	(1.000)	12/20/2020	0.242	$	600	(19)	0	0	(19)
	Barclays Bank PLC	(1.000)	06/20/2021	2.242	EUR	3,700	213	21	234	0
	BAT Netherlands Finance BV	(1.000)	12/20/2020	0.440		400	(9)	(2)	0	(11)
	Fortum OYJ	(1.000)	12/20/2020	0.555		200	0	(4)	0	(4)
	Intesa Sanpaolo SpA	(1.000)	03/20/2026	3.682	$	2,500	430	70	500	0
	Koninklijke DSM NV	(1.000)	12/20/2020	0.272	EUR	300	(7)	(4)	0	(11)
	Pfizer, Inc.	(1.000)	12/20/2020	0.247	$	1,200	(45)	7	0	(38)
	Reynolds American, Inc.	(1.000)	12/20/2020	0.311		200	(6)	0	0	(6)
	UnitedHealth Group, Inc.	(1.000)	12/20/2020	0.295		500	(15)	0	0	(15)
MYC	Pfizer, Inc.	(1.000)	12/20/2020	0.247		600	(23)	4	0	(19)
	Reynolds American, Inc.	(1.000)	12/20/2020	0.311		500	(14)	0	0	(14)
	UnitedHealth Group, Inc.	(1.000)	12/20/2020	0.295		200	(6)	0	0	(6)

							$628	$220	$1,432	$(584)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (3)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2016 (4)	Notional Amount (5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Brazil Government International Bond	1.000%	09/20/2019	1.516%	$	4,300	$(122)	$59	$0	$(63)
BPS	Tesco PLC	1.000	06/20/2021	1.975	EUR	900	(63)	18	0	(45)
BRC	Tesco PLC	1.000	12/20/2020	1.747		600	(49)	29	0	(20)
CBK	Barclays Bank PLC	1.000	06/20/2021	0.983		1,800	0	2	2	0
DUB	Brazil Government International Bond	1.000	03/20/2019	1.303	$	4,700	(184)	151	0	(33)
FBF	Tesco PLC	1.000	12/20/2020	1.747	EUR	500	(40)	23	0	(17)
	Tesco PLC	1.000	06/20/2021	1.975		400	(31)	11	0	(20)
MYC	Barclays Bank PLC	1.000	06/20/2021	0.983		500	1	0	1	0
	Brazil Government International Bond	1.000	03/20/2019	1.303	$	1,800	(90)	77	0	(13)
	Tesco PLC	1.000	12/20/2020	1.747	EUR	1,300	(103)	59	0	(44)

							$(681)	$429	$3	$(255)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (2)

Counterparty	Index/Tranches	Fixed (Pay) Rate	Maturity Date	Notional Amount (5)		Premiums Paid	Unrealized Appreciation	Swap Agreements, at Value (6)
								Asset	Liability
BOA	iTraxx Europe Subordinated 26 5-Year Index	(1.000)%	12/20/2021	EUR	100	$7	$1	$8	$0
BPS	iTraxx Europe Subordinated 26 5-Year Index	(1.000)	12/20/2021		4,300	279	55	334	0
MYC	iTraxx Europe Subordinated 26 5-Year Index	(1.000)	12/20/2021		100	6	2	8	0

						$292	$58	$350	$0

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

92	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Maturity Date (7)	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Floating rate equal to 3-Month EUR-EURIBOR less 0.505% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2027	EUR	1,140	$	1,273	$10	$(6)	$4	$0
	Floating rate equal to 3-Month EUR-EURIBOR less 0.517% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2022		8,900		10,021	(86)	29	0	(57)
	Floating rate equal to 3-Month GBP-LIBOR less 0.150% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2019	GBP	22,900		32,561	(23)	(2,868)	0	(2,891)
BPS	Floating rate equal to 3-Month EUR-EURIBOR less 0.517% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2022	EUR	5,400		6,080	(9)	(25)	0	(34)
CBK	Floating rate equal to 3-Month EUR-EURIBOR less 0.506% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2027		25,740		28,736	216	(134)	82	0
	Floating rate equal to 3-Month GBP-LIBOR less 0.140% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2019	GBP	17,000		23,970	74	(2,013)	0	(1,939)
DUB	Floating rate equal to 3-Month EUR-EURIBOR less 0.478% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2022	EUR	44,500		50,103	(39)	(141)	0	(180)
	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	Floating rate equal to 3-Month JPY-LIBOR less 0.771% based on the notional amount of currency delivered	01/23/2019	$	2,458	JPY	250,000	21	(27)	0	(6)
	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	Floating rate equal to 3-Month JPY-LIBOR less 0.775% based on the notional amount of currency delivered	01/23/2019		8,749		890,000	13	(35)	0	(22)
GLM	Floating rate equal to 3-Month CAD-LIBOR less 0.123% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/21/2018	CAD	16,900	$	12,919	50	(81)	0	(31)
	Floating rate equal to 3-Month CAD-LIBOR less 0.125% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/21/2018		16,900		12,919	(19)	(13)	0	(32)
	Floating rate equal to 3-Month GBP-LIBOR less 0.120% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2019	GBP	25,400		36,774	(271)	(3,573)	0	(3,844)
	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	Floating rate equal to 3-Month JPY-LIBOR less 0.768% based on the notional amount of currency delivered	01/23/2019	$	8,845	JPY	900,000	(9)	(17)	0	(26)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	93

Schedule of Investments PIMCO Foreign Bond Fund (Unhedged) (Cont.)

Counterparty	Receive	Pay	Maturity Date (7)	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	Floating rate equal to 3-Month JPY-LIBOR less 0.768% based on the notional amount of currency delivered	03/15/2019	$	4,505	JPY	460,000	$4	$(33)	$0	$(29)
HUS	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	Floating rate equal to 3-Month JPY-LIBOR less 0.768% based on the notional amount of currency delivered	01/23/2019		14,258		1,450,000	68	(102)	0	(34)
RBC	Floating rate equal to 3-Month CAD-LIBOR less 0.128% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/21/2018	CAD	3,800	$	2,905	(29)	22	0	(7)
UAG	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	Floating rate equal to 3-Month JPY-LIBOR less 0.755% based on the notional amount of currency delivered	09/21/2018	$	5,590	JPY	570,000	125	(150)	0	(25)

								$96	$(9,167)	$86	$(9,157)

(7)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	3-Month KRW-KORIBOR	1.860%	12/01/2020	KRW	8,362,500	$0	$202	$202	$0
CBK	Pay	3-Month KRW-KORIBOR	1.863	12/01/2020		5,183,200	0	126	126	0
DUB	Pay	3-Month KRW-KORIBOR	1.860	12/01/2020		25,087,400	0	606	606	0
NGF	Pay	3-Month KRW-KORIBOR	1.863	12/01/2020		8,362,500	0	203	203	0

							$0	$1,137	$1,137	$0

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
DUB	Pay	EUR versus CHF 1-Year ATM Realized Volatility	8.400%	12/06/2016	$10	$0	$37	$37	$0
	Pay	EUR versus CHF 1-Year ATM Realized Volatility	7.250	01/03/2017	22	0	51	51	0
	Pay	EUR versus CHF 1-Year ATM Realized Volatility	8.500	03/22/2017	26	0	78	78	0
	Pay	EUR versus CHF 1-Year ATM Realized Volatility	8.150	03/30/2017	17	0	43	43	0
	Receive	USD versus CHF 1-Year ATM Realized Volatility	10.800	12/06/2016	10	0	(21)	0	(21)
	Receive	USD versus CHF 1-Year ATM Realized Volatility	9.250	01/03/2017	22	0	(23)	0	(23)
	Receive	USD versus CHF 1-Year ATM Realized Volatility	10.300	03/22/2017	26	0	(47)	0	(47)
	Receive	USD versus CHF 1-Year ATM Realized Volatility	10.050	03/30/2017	17	0	(27)	0	(27)

						$0	$91	$209	$(118)

Total Swap Agreements						$335	$(7,232)	$3,217	$(10,114)

94	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2016:

(l)	Securities with an aggregate market value of $14,826 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure (8)
AZD	$6	$0	$0	$6	$(16)	$(1)	$0	$(17)	$(11)	$0	$(11)
BOA	4,156	1	248	4,405	(5,318)	0	(3,068)	(8,386)	(3,981)	952	(3,029)
BPS	1,521	6	452	1,979	(1,754)	0	(143)	(1,897)	82	0	82
BRC	59	0	125	184	0	(3)	(125)	(128)	56	0	56
CBK	706	67	631	1,404	(3,248)	(75)	(1,990)	(5,313)	(3,909)	2,007	(1,902)
DUB	95	283	815	1,193	(2,139)	(716)	(362)	(3,217)	(2,024)	2,229	205
FBF	80	0	0	80	(1,497)	(20)	(75)	(1,592)	(1,512)	1,461	(51)
GLM	2,836	399	0	3,235	(892)	(1,290)	(3,962)	(6,144)	(2,909)	(470)	(3,379)
GST	0	0	0	0	0	0	(123)	(123)	(123)	0	(123)
HUS	1,460	12	0	1,472	(761)	(19)	(34)	(814)	658	(480)	178
JPM	1,884	8	734	2,626	(7,117)	(82)	(104)	(7,303)	(4,677)	5,226	549
MSB	213	0	0	213	(1,307)	(86)	0	(1,393)	(1,180)	1,208	28
MYC	0	0	9	9	0	0	(96)	(96)	(87)	127	40
NAB	360	0	0	360	(122)	0	0	(122)	238	(280)	(42)
NGF	0	0	203	203	(5)	(167)	0	(172)	31	(140)	(109)
RBC	0	98	0	98	0	0	(7)	(7)	91	0	91
SCX	588	345	0	933	(434)	(2)	0	(436)	497	(310)	187
TOR	0	0	0	0	(1,077)	0	0	(1,077)	(1,077)	1,005	(72)
UAG	750	0	0	750	(1,089)	(252)	(25)	(1,366)	(616)	491	(125)
WST	3	0	0	3	0	0	0	0	3	0	3

Total Over the Counter	$14,717	$1,219	$3,217	$19,153	$(26,776)	$(2,713)	$(10,114)	$(39,603)

(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$2	$2
Futures	0	0	0	0	640	640
Swap Agreements	0	0	0	0	2,702	2,702

	$0	$0	$0	$0	$3,344	$3,344

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$14,717	$0	$14,717
Purchased Options	0	0	0	1,066	153	1,219
Swap Agreements	0	1,785	0	295	1,137	3,217

	$0	$1,785	$0	$16,078	$1,290	$19,153

	$0	$1,785	$0	$16,078	$4,634	$22,497

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	95

Schedule of Investments PIMCO Foreign Bond Fund (Unhedged) (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,593	$1,593
Swap Agreements	0	173	0	0	412	585

	$0	$173	$0	$0	$2,005	$2,178

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$26,776	$0	$26,776
Written Options	0	3	0	2,703	7	2,713
Swap Agreements	0	839	0	9,275	0	10,114

	$0	$842	$0	$38,754	$7	$39,603

	$0	$1,015	$0	$38,754	$2,012	$41,781

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(48)	$(48)
Written Options	0	0	0	0	61	61
Futures	0	0	0	0	9,138	9,138
Swap Agreements	0	916	0	0	(17,092)	(16,176)

	$0	$916	$0	$0	$(7,941)	$(7,025)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$29,240	$0	$29,240
Purchased Options	0	0	0	(2,804)	(373)	(3,177)
Written Options	0	242	0	2,511	749	3,502
Swap Agreements	0	1,059	0	2,252	440	3,751

	$0	$1,301	$0	$31,199	$816	$33,316

	$0	$2,217	$0	$31,199	$(7,125)	$26,291

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(34)	$(34)
Futures	0	0	0	0	(1,446)	(1,446)
Swap Agreements	0	(745)	0	0	11,966	11,221

	$0	$(745)	$0	$0	$10,486	$9,741

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(43,910)	$0	$(43,910)
Purchased Options	0	0	0	1,632	(114)	1,518
Written Options	0	(134)	0	270	(307)	(171)
Swap Agreements	0	106	0	(13,103)	242	(12,755)

	$0	$(28)	$0	$(55,111)	$(179)	$(55,318)

	$0	$(773)	$0	$(55,111)	$10,307	$(45,577)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Investments in Securities, at Value
Australia
Non-Agency Mortgage-Backed Securities	$0	$2,641	$0	$2,641
Belgium
Corporate Bonds & Notes	0	4,682	0	4,682
Brazil
Corporate Bonds & Notes	0	6,999	0	6,999
Sovereign Issues	0	28,031	0	28,031

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Canada
Corporate Bonds & Notes	$0	$7,824	$0	$7,824
Non-Agency Mortgage-Backed Securities	0	5,760	0	5,760
Sovereign Issues	0	113,366	0	113,366
Cayman Islands
Asset-Backed Securities	0	13,543	0	13,543
Denmark
Corporate Bonds & Notes	0	102,279	0	102,279
Sovereign Issues	0	10,493	0	10,493

96	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
France
Corporate Bonds & Notes	$0	$12,063	$0	$12,063
Sovereign Issues	0	51,680	0	51,680
Germany
Corporate Bonds & Notes	0	1,079	0	1,079
Greece
Corporate Bonds & Notes	0	1,660	0	1,660
Sovereign Issues	0	4,459	0	4,459
Guernsey, Channel Islands
Corporate Bonds & Notes	0	1,218	0	1,218
Ireland
Corporate Bonds & Notes	0	2,504	0	2,504
Non-Agency Mortgage-Backed Securities	0	1,164	0	1,164
Sovereign Issues	0	2,253	0	2,253
Italy
Corporate Bonds & Notes	0	2,368	0	2,368
Non-Agency Mortgage-Backed Securities	0	2,136	0	2,136
Sovereign Issues	0	31,547	0	31,547
Japan
Corporate Bonds & Notes	0	7,832	0	7,832
Sovereign Issues	0	170,814	0	170,814
Jersey, Channel Islands
Corporate Bonds & Notes	0	6,069	0	6,069
Luxembourg
Asset-Backed Securities	0	572	0	572
Netherlands
Asset-Backed Securities	0	3,836	0	3,836
Corporate Bonds & Notes	0	13,580	0	13,580
Norway
Corporate Bonds & Notes	0	6,345	0	6,345
Sovereign Issues	0	1,612	0	1,612
Poland
Sovereign Issues	0	81	0	81
Portugal
Corporate Bonds & Notes	0	0	1,558	1,558
Qatar
Sovereign Issues	0	1,315	0	1,315
Slovenia
Sovereign Issues	0	92,549	0	92,549
South Korea
Corporate Bonds & Notes	0	1,599	0	1,599
Spain
Corporate Bonds & Notes	0	1,224	0	1,224
Sovereign Issues	0	45,384	0	45,384
Supranational
Corporate Bonds & Notes	0	11,470	0	11,470
Sweden
Corporate Bonds & Notes	0	17,995	0	17,995
Switzerland
Corporate Bonds & Notes	0	12,982	0	12,982
Sovereign Issues	0	2,375	0	2,375

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
United Kingdom
Corporate Bonds & Notes	$0	$51,983	$0	$51,983
Non-Agency Mortgage-Backed Securities	0	10,876	0	10,876
Sovereign Issues	0	76,188	0	76,188
United States
Asset-Backed Securities	0	28,605	0	28,605
Bank Loan Obligations	0	2,510	0	2,510
Corporate Bonds & Notes	0	57,714	4,987	62,701
Municipal Bonds & Notes	0	2,121	0	2,121
Non-Agency Mortgage-Backed Securities	0	124,116	4,317	128,433
Preferred Securities	390	0	0	390
U.S. Government Agencies	0	219,097	165	219,262
U.S. Treasury Obligations	0	114,745	0	114,745
Short-Term Instruments
Certificates of Deposit	0	3,110	0	3,110
Repurchase Agreements	0	1,277	0	1,277
Japan Treasury Bills	0	292,263	0	292,263
U.S. Treasury Bills	0	14,172	0	14,172

	$390	$1,806,160	$11,027	$1,817,577

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$404	$0	$0	$404

Total Investments	$794	$1,806,160	$11,027	$1,817,981

Short Sales, at Value - Liabilities
U.S. Government Agencies	0	(14,703)	0	(14,703)
U.S. Treasury Obligations	0	(16,995)	0	(16,995)

	$0	$(31,698)	$0	$(31,698)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	640	2,704	0	3,344
Over the counter	0	19,153	0	19,153

	$640	$21,857	$0	$22,497

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,593)	(574)	0	(2,167)
Over the counter	0	(39,603)	0	(39,603)

	$(1,593)	$(40,177)	$0	$(41,770)

Totals	$(159)	$1,756,142	$11,027	$1,767,010

There were no significant transfers between Levels 1, 2, or 3 during the period ended September 30, 2016.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	97

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 147.4%

AUSTRIA 0.1%

CORPORATE BONDS & NOTES 0.1%
Heta Asset Resolution AG
2.750% due 12/31/2023 ^	CHF	100	$93
4.250% due 12/31/2023 ^	EUR	350	349
4.375% due 12/31/2023 ^		150	149

Total Austria (Cost $594)			591

BELGIUM 0.4%

CORPORATE BONDS & NOTES 0.4%
KBC Bank NV
8.000% due 01/25/2023		$2,600	2,767

Total Belgium (Cost $2,707)			2,767

BRAZIL 0.8%

SOVEREIGN ISSUES 0.8%
Brazil Letras do Tesouro Nacional
0.000% due 07/01/2017 (c)	BRL	19,700	5,539

Total Brazil (Cost $5,298)			5,539

CANADA 5.2%

CORPORATE BONDS & NOTES 0.8%
Bank of Nova Scotia
1.875% due 04/26/2021		$3,300	3,325
Royal Bank of Canada
2.300% due 03/22/2021		2,400	2,467

			5,792

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.8%
Canadian Mortgage Pools
1.001% due 06/01/2020	CAD	1,615	1,222
1.201% due 07/01/2020		4,187	3,185
1.201% due 08/01/2020		1,521	1,156

			5,563

SOVEREIGN ISSUES 3.6%
Canada Government International Bond
3.000% due 12/01/2036 (d)		3,755	4,474
Province of Alberta
2.350% due 06/01/2025 (g)		4,400	3,490
Province of Ontario
2.400% due 06/02/2026 (g)		21,600	17,268

			25,232

Total Canada (Cost $35,233)			36,587

CAYMAN ISLANDS 0.6%

ASSET-BACKED SECURITIES 0.4%
ARES CLO Ltd.
1.768% due 01/17/2024		$3,000	3,003
Mountain View Funding CLO Ltd.
0.940% due 04/15/2019		100	100

			3,103

CORPORATE BONDS & NOTES 0.2%
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023 (f)		2,582	504
6.750% due 10/01/2023 (f)		2,960	577

			1,081

Total Cayman Islands (Cost $8,259)			4,184

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CHINA 0.1%

SOVEREIGN ISSUES 0.1%
China Development Bank Corp.
5.840% due 01/03/2019	CNY	2,730	$438
China Government International Bond
3.290% due 04/18/2020		1,840	284
3.380% due 05/23/2023		900	141
4.080% due 08/22/2023		900	146

Total China (Cost $1,012)			1,009

COLOMBIA 0.8%

CORPORATE BONDS & NOTES 0.8%
Ecopetrol S.A.
5.875% due 05/28/2045		$5,700	5,273

Total Colombia (Cost $5,718)			5,273

CZECH REPUBLIC 2.5%

SOVEREIGN ISSUES 2.5%
Czech Republic Government International Bond
0.360% due 10/27/2016	CZK	315,700	13,133
1.210% due 07/23/2017		42,500	1,796
2.500% due 08/25/2028		30,900	1,603
4.000% due 04/11/2017		24,800	1,057

Total Czech Republic (Cost $17,414)			17,589

DENMARK 7.0%

CORPORATE BONDS & NOTES 7.0%
BRFkredit A/S
3.000% due 10/01/2047	DKK	2,300	360
Nordea Kredit Realkreditaktieselskab
2.500% due 10/01/2037		2,200	344
2.500% due 10/01/2047		44,857	6,927
3.000% due 10/01/2047		6,172	966
Nykredit Realkredit A/S
1.000% due 04/01/2017		7,400	1,126
1.000% due 07/01/2017		36,600	5,579
2.000% due 07/01/2017		10,000	1,536
2.000% due 10/01/2017		13,200	2,037
2.000% due 10/01/2037		12,884	1,995
2.500% due 10/01/2037		16,657	2,599
2.500% due 10/01/2047		51,274	7,918
3.000% due 10/01/2047		50,211	7,841
Realkredit Danmark A/S
1.000% due 04/01/2017		14,300	2,173
2.000% due 04/01/2017		21,900	3,344
2.500% due 10/01/2037		973	152
2.500% due 10/01/2047		6,100	942
3.000% due 10/01/2047		19,244	3,014

Total Denmark (Cost $47,073)			48,853

FRANCE 2.8%

CORPORATE BONDS & NOTES 0.5%
Dexia Credit Local S.A.
1.875% due 09/15/2021		$3,600	3,598

SOVEREIGN ISSUES 2.3%
France Government International Bond
2.500% due 05/25/2030 (g)	EUR	11,100	15,959

Total France (Cost $18,551)			19,557

GERMANY 8.2%

CORPORATE BONDS & NOTES 0.4%
Deutsche Bank AG
1.350% due 05/30/2017		$2,700	2,648

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 7.8%
Republic of Germany
0.750% due 04/15/2018 (d)(g)	EUR	47,550	$54,858

Total Germany (Cost $69,008)			57,506

GREECE 0.4%

CORPORATE BONDS & NOTES 0.4%
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	1,200	1,328
5.014% due 12/27/2017		1,400	1,515

Total Greece (Cost $2,945)			2,843

GUERNSEY, CHANNEL ISLANDS 0.3%

CORPORATE BONDS & NOTES 0.3%
Credit Suisse Group Funding Guernsey Ltd.
3.800% due 06/09/2023		$1,900	1,929

Total Guernsey, Channel Islands (Cost $1,895)			1,929

HONG KONG 0.4%

CORPORATE BONDS & NOTES 0.4%
CNPC General Capital Ltd.
2.750% due 05/14/2019		$2,600	2,662

Total Hong Kong (Cost $2,589)			2,662

INDONESIA 1.8%

SOVEREIGN ISSUES 1.8%
Indonesia Government International Bond
5.250% due 01/17/2042		$2,200	2,523
7.000% due 05/15/2027	IDR	5,342,000	409
8.375% due 03/15/2034		112,648,000	9,434
9.000% due 03/15/2029		3,560,000	312

Total Indonesia (Cost $12,576)			12,678

IRELAND 0.0%

ASSET-BACKED SECURITIES 0.0%
Aquilae CLO PLC
0.050% due 01/17/2023	EUR	83	93
CELF Low Levered Partners PLC
0.027% due 03/04/2024		230	256

Total Ireland (Cost $410)			349

ITALY 4.7%

CORPORATE BONDS & NOTES 1.5%
Banca Carige SpA
3.875% due 10/24/2018	EUR	4,600	5,501
Intesa Sanpaolo SpA
5.017% due 06/26/2024		$3,500	3,201
5.710% due 01/15/2026		1,700	1,610

			10,312

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.4%
Casa D’este Finance SRL
0.048% due 09/15/2040	EUR	1,459	1,629
Claris Finance SRL
0.208% due 10/31/2060		6,257	7,014
Giovecca Mortgages SRL
0.303% due 04/23/2048		1,115	1,253

			9,896

98	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 1.8%
Italy Buoni Poliennali Del Tesoro
1.650% due 04/23/2020 (d)	EUR	7,132	$8,440
2.700% due 03/01/2047		3,300	4,090

			12,530

Total Italy (Cost $36,090)			32,738

JAPAN 4.1%

CORPORATE BONDS & NOTES 1.1%
Mitsubishi UFJ Financial Group, Inc.
2.950% due 03/01/2021		$3,500	3,602
Sumitomo Mitsui Financial Group, Inc.
2.058% due 07/14/2021		4,100	4,070

			7,672

SOVEREIGN ISSUES 3.0%
Japan Finance Organization for Municipalities
2.125% due 04/13/2021		3,800	3,840
Japan Government International Bond
0.100% due 03/10/2026 (d)	JPY	935,892	9,765
0.500% due 09/20/2046		580,000	5,787
Tokyo Metropolitan Government
2.000% due 05/17/2021		$1,900	1,920

			21,312

Total Japan (Cost $28,916)			28,984

LUXEMBOURG 0.6%

CORPORATE BONDS & NOTES 0.6%
Altice Financing S.A.
7.500% due 05/15/2026		$1,700	1,774
Gazprom OAO Via Gaz Capital S.A.
9.250% due 04/23/2019		1,870	2,156

Total Luxembourg (Cost $3,798)			3,930

MALAYSIA 0.2%

SOVEREIGN ISSUES 0.2%
Malaysia Government International Bond
4.232% due 06/30/2031	MYR	6,700	1,679

Total Malaysia (Cost $1,747)			1,679

MEXICO 1.2%

CORPORATE BONDS & NOTES 0.0%
Corp. GEO S.A.B. de C.V.
9.250% due 06/30/2020 ^		$700	0

SOVEREIGN ISSUES 1.2%
Mexico Government International Bond
4.000% due 03/15/2115	EUR	4,500	4,800
4.350% due 01/15/2047		$3,800	3,752

			8,552

Total Mexico (Cost $9,139)			8,552

NETHERLANDS 2.0%

ASSET-BACKED SECURITIES 0.4%
Cadogan Square CLO BV
0.040% due 01/17/2023	EUR	1,886	2,116
Panther CDO BV
0.148% due 10/15/2084		784	864
Wood Street CLO BV
0.107% due 11/22/2021		48	54

			3,034

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 1.5%
ING Bank NV
2.625% due 12/05/2022		$8,100	$8,406
Vonovia Finance BV
3.200% due 10/02/2017		1,760	1,782

			10,188

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%
EMF-NL Prime BV
0.505% due 04/17/2041	EUR	468	464
Eurosail BV
1.205% due 10/17/2040		236	265

			729

Total Netherlands (Cost $13,332)			13,951

NORWAY 1.1%

CORPORATE BONDS & NOTES 0.7%
DNB Bank ASA
2.375% due 06/02/2021		$1,500	1,528
Eksportfinans ASA
5.500% due 06/26/2017		3,400	3,489

			5,017

SOVEREIGN ISSUES 0.4%
Norway Government International Bond
3.750% due 05/25/2021	NOK	17,700	2,501

Total Norway (Cost $7,545)			7,518

PHILIPPINES 0.3%

SOVEREIGN ISSUES 0.3%
Philippines Government International Bond
6.250% due 01/14/2036	PHP	98,000	2,349

Total Philippines (Cost $2,499)			2,349

POLAND 0.6%

SOVEREIGN ISSUES 0.6%
Poland Government International Bond
3.250% due 07/25/2025	PLN	15,000	4,049

Total Poland (Cost $4,440)			4,049

PORTUGAL 0.3%

CORPORATE BONDS & NOTES 0.3%
Banco Espirito Santo S.A.
4.000% due 01/21/2019 ^	EUR	2,100	554
Novo Banco S.A.
5.000% due 04/04/2019		200	155
5.000% due 04/23/2019		1,100	859
5.000% due 05/21/2019		810	644

Total Portugal (Cost $5,121)			2,212

QATAR 1.2%

SOVEREIGN ISSUES 1.2%
Qatar Government International Bond
5.250% due 01/20/2020		$6,425	7,113
6.400% due 01/20/2040		700	969

Total Qatar (Cost $7,472)			8,082

SLOVENIA 3.6%

SOVEREIGN ISSUES 3.6%
Slovenia Government International Bond
4.750% due 05/10/2018		$700	736
5.500% due 10/26/2022		2,200	2,572
5.850% due 05/10/2023		18,300	21,944

Total Slovenia (Cost $21,543)			25,252

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOUTH AFRICA 0.3%

SOVEREIGN ISSUES 0.3%
South Africa Government International Bond
5.375% due 07/24/2044 (g)		$2,200	$2,397

Total South Africa (Cost $2,164)			2,397

SOUTH KOREA 0.2%

SOVEREIGN ISSUES 0.2%
Korea Land & Housing Corp.
1.875% due 08/02/2017		$1,700	1,707

Total South Korea (Cost $1,698)			1,707

SPAIN 2.1%

SOVEREIGN ISSUES 2.1%
Autonomous Community of Catalonia
4.300% due 11/15/2016	EUR	3,000	3,384
4.750% due 06/04/2018		1,850	2,159
4.900% due 09/15/2021		900	1,042
4.950% due 02/11/2020		600	719
Autonomous Community of Madrid
4.688% due 03/12/2020		2,600	3,378
Autonomous Community of Valencia
2.057% due 09/03/2017		400	454
4.000% due 11/02/2016		200	225
Spain Government International Bond
2.900% due 10/31/2046		2,600	3,524

Total Spain (Cost $14,672)			14,885

SWEDEN 0.7%

CORPORATE BONDS & NOTES 0.7%
PZU Finance AB
1.375% due 07/03/2019	EUR	3,100	3,542
Swedbank AB
2.200% due 03/04/2020		$1,200	1,214

Total Sweden (Cost $4,649)			4,756

SWITZERLAND 0.6%

CORPORATE BONDS & NOTES 0.6%
UBS AG
7.250% due 02/22/2022		$4,125	4,196

Total Switzerland (Cost $4,190)			4,196

TURKEY 1.9%

SOVEREIGN ISSUES 1.9%
Turkey Government International Bond
8.800% due 09/27/2023	TRY	18,000	5,812
10.600% due 02/11/2026		16,100	5,730
10.700% due 02/17/2021		6,100	2,155

Total Turkey (Cost $14,247)			13,697

UNITED KINGDOM 14.8%

CORPORATE BONDS & NOTES 5.0%
Barclays Bank PLC
7.625% due 11/21/2022		$3,800	4,229
7.750% due 04/10/2023		3,000	3,146
Barclays PLC
6.500% due 09/15/2019 (e)	EUR	2,700	2,840
7.875% due 09/15/2022 (e)	GBP	300	381
8.000% due 12/15/2020 (e)	EUR	250	282
Lloyds Bank PLC
4.875% due 03/30/2027	GBP	5,100	8,732
Lloyds Banking Group PLC
7.625% due 06/27/2023 (e)		1,500	1,993
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 (e)		$900	835

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	99

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Royal Bank of Scotland PLC
13.125% due 03/19/2022	AUD	1,600	$1,278
Santander UK Group Holdings PLC
2.875% due 10/16/2020		$5,000	5,048
7.375% due 06/24/2022 (e)	GBP	2,900	3,720
Tesco PLC
5.125% due 04/10/2047	EUR	1,200	1,424
Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	197	258
5.801% due 10/13/2040		591	786

			34,952

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.7%
Alba PLC
0.577% due 11/25/2042		743	882
Bluestone Securities PLC
0.004% due 06/09/2043	EUR	1,766	1,855
0.581% due 06/09/2044	GBP	2,568	3,185
Deco UK PLC
0.668% due 01/27/2020		5,017	6,436
Eddystone Finance PLC
1.051% due 04/19/2021		3,119	4,031
Eurosail PLC
0.000% due 03/13/2045	EUR	784	858
0.540% due 12/10/2044	GBP	1,113	1,401
Great Hall Mortgages PLC
0.000% due 06/18/2039	EUR	1,122	1,207
0.509% due 03/18/2039	GBP	1,558	1,923
0.519% due 06/18/2039		494	616
0.529% due 06/18/2038		587	736
Mortgage Funding PLC
1.479% due 03/13/2046		281	358
Nemus Arden PLC
0.616% due 02/15/2020		3,187	4,100
Newgate Funding PLC
0.298% due 12/15/2050	EUR	541	586
Residential Mortgage Securities PLC
2.880% due 12/16/2050	GBP	2,567	3,407
Southern Pacific Financing PLC
0.560% due 06/10/2043		433	549
0.980% due 12/10/2042		288	331
Uropa Securities PLC
0.580% due 06/10/2059		471	578
0.730% due 06/10/2059		109	127
0.930% due 06/10/2059		85	96
1.130% due 06/10/2059		91	99

			33,361

SOVEREIGN ISSUES 5.1%
United Kingdom Gilt
0.125% due 03/22/2024 (d)(g)		11,845	18,228
3.500% due 01/22/2045		9,400	17,795

			36,023

Total United Kingdom (Cost $115,473)			104,336

UNITED STATES 61.0%

ASSET-BACKED SECURITIES 10.0%
Accredited Mortgage Loan Trust
0.655% due 02/25/2037		$1,567	1,519
0.804% due 04/25/2036		700	636
ACE Securities Corp. Home Equity Loan Trust
1.425% due 12/25/2034		190	176
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.975% due 07/25/2035		300	278
0.975% due 01/25/2036		300	286
Argent Securities Trust
0.675% due 06/25/2036		1,413	522
0.675% due 07/25/2036		838	363
0.765% due 07/25/2036		1,048	467

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Asset-Backed Funding Certificates Trust
0.685% due 01/25/2037	$728	$477
0.745% due 01/25/2037	1,966	1,300
Asset-Backed Securities Corp. Home Equity Loan Trust
1.470% due 09/25/2034	1,115	1,055
Bear Stearns Asset-Backed Securities Trust
0.635% due 02/25/2037	1,065	1,019
0.765% due 06/25/2047	1,000	882
0.845% due 01/25/2047	560	544
0.925% due 09/25/2046	234	203
0.935% due 12/25/2035	851	837
1.015% due 09/25/2035	1,000	886
1.195% due 06/25/2035	2,000	1,799
Countrywide Asset-Backed Certificates
0.665% due 07/25/2037 ^	1,062	889
0.665% due 06/25/2047 ^	1,324	970
0.675% due 05/25/2037	1,104	1,047
0.705% due 07/25/2036	17	17
0.745% due 09/25/2037 ^	228	190
0.785% due 12/25/2036	4,100	3,228
1.295% due 11/25/2035	129	129
4.255% due 04/25/2036	800	803
4.872% due 07/25/2036	857	844
4.961% due 10/25/2046 ^	1,557	1,401
Countrywide Asset-Backed Certificates Trust
0.875% due 04/25/2036	115	114
1.125% due 08/25/2035	23	23
1.164% due 10/25/2035	1,000	951
1.185% due 08/25/2035	5,764	4,991
1.245% due 07/25/2034	446	428
4.731% due 02/25/2036	1,000	999
Credit Suisse First Boston Mortgage Securities Corp.
1.145% due 01/25/2032	30	26
Credit-Based Asset Servicing and Securitization LLC
0.745% due 07/25/2037	366	231
3.956% due 03/25/2037 ^	1,318	748
Fieldstone Mortgage Investment Trust
0.684% due 11/25/2036	1,434	862
First Franklin Mortgage Loan Trust
0.665% due 09/25/2036	865	822
0.685% due 04/25/2036	299	263
1.015% due 09/25/2035	972	959
1.800% due 07/25/2034	510	496
First NLC Trust
1.230% due 12/25/2035	802	761
Fremont Home Loan Trust
0.695% due 02/25/2036	1,504	1,311
0.775% due 05/25/2036	1,791	1,034
1.005% due 07/25/2035	382	384
GSAA Home Equity Trust
0.975% due 08/25/2037	413	384
GSAMP Trust
0.615% due 01/25/2037	236	149
0.625% due 12/25/2046	1,531	911
0.645% due 12/25/2036	1,175	666
0.675% due 12/25/2046	995	597
0.795% due 04/25/2036	1,000	621
Home Equity Asset Trust
1.725% due 10/25/2033	658	615
HSI Asset Securitization Corp. Trust
0.745% due 12/25/2036	710	314
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
0.765% due 04/25/2037	728	463
JPMorgan Mortgage Acquisition Trust
0.604% due 08/25/2036	6	3
0.675% due 07/25/2036	2,484	1,259
Massachusetts Educational Financing Authority
1.665% due 04/25/2038	96	95
MASTR Asset-Backed Securities Trust
0.765% due 03/25/2036	968	608
0.825% due 01/25/2036	273	267
Merrill Lynch Mortgage Investors Trust
0.635% due 08/25/2037	782	503
0.784% due 04/25/2037	1,000	584
0.835% due 08/25/2036	200	192

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Morgan Stanley ABS Capital, Inc. Trust
0.615% due 01/25/2037	$757	$426
0.665% due 10/25/2036	826	478
0.665% due 11/25/2036	307	192
0.675% due 11/25/2036	1,705	1,036
0.745% due 11/25/2036	307	195
0.755% due 10/25/2036	1,085	692
1.170% due 09/25/2035	500	461
Morgan Stanley Home Equity Loan Trust
1.230% due 08/25/2035	287	281
New Century Home Equity Loan Trust
1.035% due 09/25/2035	1,000	953
RAAC Trust
1.005% due 03/25/2037	573	560
1.095% due 03/25/2037	1,412	1,217
Renaissance Home Equity Loan Trust
5.797% due 08/25/2036	522	328
Residential Asset Mortgage Products Trust
0.685% due 12/25/2036	130	126
0.915% due 02/25/2036	1,000	987
1.145% due 05/25/2035	1,000	925
Residential Asset Securities Corp. Trust
0.675% due 07/25/2036	1,607	1,429
0.675% due 08/25/2036	342	337
0.865% due 11/25/2035	500	467
Securitized Asset-Backed Receivables LLC Trust
0.815% due 12/25/2035	1,225	1,113
1.500% due 03/25/2035	511	495
Soundview Home Loan Trust
0.765% due 07/25/2036	1,000	655
0.785% due 02/25/2037	1,630	727
Specialty Underwriting & Residential Finance Trust
0.825% due 12/25/2036	1,154	994
3.983% due 02/25/2037 ^	732	405
Structured Asset Investment Loan Trust
1.215% due 06/25/2035	834	822
1.245% due 02/25/2035	988	958
Structured Asset Securities Corp. Mortgage Loan Trust
0.685% due 03/25/2036	265	259
0.865% due 02/25/2036	1,000	927
0.975% due 11/25/2035	1,000	935
Washington Mutual Asset-Backed Certificates Trust
0.765% due 05/25/2036	1,639	1,237
Wells Fargo Home Equity Asset-Backed Securities Trust
0.785% due 05/25/2036	2,000	1,930
1.115% due 11/25/2035	1,250	1,178

		70,126

BANK LOAN OBLIGATIONS 0.2%
Energy Future Intermediate Holding Co. LLC
4.250% due 12/19/2016	1,600	1,607

CORPORATE BONDS & NOTES 8.7%
Ally Financial, Inc.
2.500% due 03/15/2017 (f)	14,900	14,861
Anheuser-Busch InBev Finance, Inc.
2.650% due 02/01/2021	2,200	2,273
3.300% due 02/01/2023	1,100	1,161
Charter Communications Operating LLC
4.464% due 07/23/2022	1,400	1,514
4.908% due 07/23/2025	960	1,062
CIT Group, Inc.
4.250% due 08/15/2017	100	102
5.000% due 05/15/2017	500	510
5.250% due 03/15/2018	800	834
Citigroup, Inc.
2.650% due 10/26/2020	800	818
Continental Airlines Pass-Through Trust
6.000% due 07/12/2020	676	724
CVS Pass-Through Trust
7.507% due 01/10/2032	2,362	3,024
Ford Motor Credit Co. LLC
1.897% due 08/12/2019	1,800	1,797
5.875% due 08/02/2021	2,100	2,397

100	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
International Lease Finance Corp.
8.750% due 03/15/2017	$600	$618
JPMorgan Chase & Co.
2.550% due 03/01/2021	3,000	3,057
Nasdaq, Inc.
3.850% due 06/30/2026	1,100	1,154
Navient Corp.
8.000% due 03/25/2020	2,000	2,150
Oracle Corp.
2.400% due 09/15/2023	2,100	2,119
Pricoa Global Funding
2.200% due 06/03/2021	2,200	2,231
Rio Oil Finance Trust
9.250% due 07/06/2024	1,624	1,498
SABMiller Holdings, Inc.
4.950% due 01/15/2042	1,900	2,230
Tagua Leasing LLC
1.581% due 11/16/2024	5,034	4,996
UIL Holdings Corp.
4.625% due 10/01/2020	4,100	4,393
Verizon Communications, Inc.
5.150% due 09/15/2023	1,000	1,166
Wells Fargo & Co.
3.000% due 02/19/2025	1,900	1,933
Zimmer Biomet Holdings, Inc.
3.150% due 04/01/2022	2,326	2,409

		61,031

MUNICIPAL BONDS & NOTES 2.1%
American Municipal Power, Inc., Ohio Revenue Bonds, Series 2010
7.334% due 02/15/2028	4,950	6,748
California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049	4,600	6,455
Los Angeles, California Wastewater System Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	1,300	1,710

		14,913

NON-AGENCY MORTGAGE-BACKED SECURITIES 6.6%
Adjustable Rate Mortgage Trust
2.663% due 01/25/2035	197	200
2.909% due 01/25/2036 ^	63	55
4.969% due 11/25/2037 ^	518	379
Banc of America Funding Trust
0.735% due 04/25/2037 ^	160	109
0.742% due 04/20/2047 ^	270	214
2.997% due 05/25/2035	322	330
6.000% due 07/25/2037 ^	386	305
Banc of America Mortgage Trust
3.193% due 09/25/2034	555	543
5.500% due 11/25/2035 ^	553	522
6.000% due 10/25/2036 ^	227	190
Banc of America Re-REMIC Trust
5.679% due 02/17/2051	2,175	2,194
BCAP LLC Trust
0.694% due 08/26/2046	1,000	949
0.735% due 05/25/2047	749	607
0.745% due 05/25/2047 ^	783	609
4.000% due 02/26/2037	224	223
Bear Stearns Adjustable Rate Mortgage Trust
2.580% due 02/25/2036	130	116
2.727% due 12/25/2046 ^	1,514	1,328
3.020% due 08/25/2035	87	77
3.156% due 02/25/2034	27	27
3.165% due 05/25/2047 ^	1,178	1,071
3.274% due 04/25/2034	231	225
Bear Stearns ALT-A Trust
2.738% due 03/25/2036	676	467
2.980% due 05/25/2035	255	247
3.142% due 09/25/2035	127	110
3.267% due 09/25/2035 ^	585	444

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Chase Mortgage Finance Trust
2.798% due 03/25/2037 ^	$538	$434
5.500% due 11/25/2035	819	805
Citigroup Mortgage Loan Trust, Inc.
2.957% due 05/25/2035	162	152
5.243% due 04/25/2037 ^	366	313
Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
2.908% due 09/25/2035 ^	2,572	2,224
CitiMortgage Alternative Loan Trust
6.000% due 01/25/2037 ^	990	858
Countrywide Alternative Loan Trust
0.712% due 02/20/2047 ^	3,680	2,492
0.742% due 07/20/2046 ^	200	100
3.137% due 06/25/2037	721	646
5.500% due 10/25/2035 ^	51	46
5.500% due 02/25/2036 ^	85	74
6.000% due 01/25/2037 ^	793	765
6.000% due 02/25/2037 ^	898	630
6.000% due 05/25/2037 ^	742	552
6.250% due 12/25/2036 ^	721	539
6.500% due 08/25/2037 ^	465	308
8.000% due 10/25/2036 ^	52	50
Countrywide Home Loan Mortgage Pass-Through Trust
1.275% due 03/25/2035	896	571
6.000% due 02/25/2037 ^	341	305
6.250% due 09/25/2036 ^	539	466
6.500% due 11/25/2036 ^	1,310	1,108
Countrywide Home Loan Reperforming REMIC Trust
0.865% due 06/25/2035	343	306
Credit Suisse Mortgage Capital Certificates
3.151% due 08/28/2036	82	81
Deutsche ALT-B Securities, Inc.
5.945% due 02/25/2036 ^	537	479
GreenPoint Mortgage Funding Trust
0.685% due 02/25/2037 ^	104	94
Greenpoint Mortgage Pass-Through Certificates
3.279% due 10/25/2033	38	38
GSR Mortgage Loan Trust
3.013% due 05/25/2037 ^	40	36
HarborView Mortgage Loan Trust
0.771% due 06/19/2035	1,142	1,020
3.087% due 02/25/2036 ^	89	74
3.227% due 07/19/2035	124	121
3.257% due 07/19/2035 ^	40	36
HSI Asset Securitization Corp. Trust
0.745% due 11/25/2035	1,063	676
Impac Secured Assets Trust
0.695% due 01/25/2037	813	744
3.185% due 07/25/2035	154	111
IndyMac Mortgage Loan Trust
0.765% due 07/25/2035	18	16
2.861% due 12/25/2034	12	12
2.868% due 11/25/2035	1,396	1,191
3.358% due 06/25/2036	433	356
JPMorgan Alternative Loan Trust
3.041% due 05/25/2037 ^	666	553
3.110% due 12/25/2036	242	227
JPMorgan Mortgage Trust
2.947% due 07/25/2035	425	427
2.970% due 10/25/2035 ^	614	555
3.089% due 02/25/2035	15	14
3.119% due 07/25/2035	229	229
Lavender Trust
6.250% due 10/26/2036	112	113
Lehman Mortgage Trust
6.000% due 09/25/2037 ^	511	510
Merrill Lynch Mortgage Investors Trust
0.735% due 02/25/2036	70	64
0.775% due 11/25/2035	9	8
1.523% due 10/25/2035	8	7
2.868% due 03/25/2036 ^	166	114
Morgan Stanley Capital Trust
5.692% due 04/15/2049	300	303

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Morgan Stanley Mortgage Loan Trust
1.425% due 02/25/2036 ^	$90	$78
2.938% due 05/25/2036 ^	311	240
3.447% due 09/25/2035 ^	355	290
Morgan Stanley Re-REMIC Trust
5.988% due 08/15/2045	164	165
Prime Mortgage Trust
1.025% due 02/25/2035	496	464
6.000% due 06/25/2036 ^	188	178
Residential Accredit Loans, Inc. Trust
0.625% due 05/25/2037	786	661
0.655% due 02/25/2037	809	714
0.665% due 01/25/2037	1,330	1,088
0.695% due 12/25/2036	517	394
0.705% due 06/25/2046	364	161
0.715% due 07/25/2036	707	587
0.925% due 11/25/2036 ^	493	307
5.000% due 09/25/2036 ^	131	102
6.000% due 07/25/2036 ^	866	733
6.500% due 07/25/2037	668	572
Residential Funding Mortgage Securities, Inc. Trust
6.000% due 06/25/2037 ^	61	57
Structured Adjustable Rate Mortgage Loan Trust
0.745% due 06/25/2037	571	496
0.845% due 10/25/2035	220	184
2.983% due 04/25/2036 ^	358	281
Structured Asset Mortgage Investments Trust
0.725% due 05/25/2036	643	497
0.735% due 05/25/2036	60	47
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
5.250% due 09/25/2034	295	296
Suntrust Adjustable Rate Mortgage Loan Trust
6.042% due 02/25/2037 ^	588	497
Thornburg Mortgage Securities Trust
1.265% due 09/25/2044	78	72
2.526% due 04/25/2045	139	140
WaMu Mortgage Pass-Through Certificates Trust
0.805% due 11/25/2045	173	152
0.915% due 10/25/2044	176	171
1.864% due 08/25/2042	13	13
3.696% due 12/25/2036 ^	540	497
6.000% due 10/25/2036 ^	1,002	791
Washington Mutual Mortgage Pass-Through Certificates Trust
0.685% due 02/25/2037 ^	1,004	765
5.500% due 11/25/2035 ^	185	171
6.500% due 08/25/2035 ^	189	176
Wells Fargo Mortgage-Backed Securities Trust
2.859% due 01/25/2035	52	53
2.894% due 03/25/2036	535	535

		46,119

U.S. GOVERNMENT AGENCIES 25.4%
Fannie Mae
0.925% due 06/25/2036	104	104
0.975% due 01/25/2044	539	539
2.440% due 08/01/2022	463	481
2.500% due 03/01/2027 - 09/01/2027 (g)	6,132	6,359
2.500% due 12/01/2027	475	493
2.850% due 06/01/2022	577	609
3.000% due 12/01/2021 - 05/01/2043	3,846	4,037
3.500% due 01/01/2026 - 10/01/2040	27	29
4.000% due 09/01/2030 (g)	1,044	1,131
4.000% due 10/01/2030 - 12/01/2041	774	838
4.500% due 05/01/2023 - 03/01/2044	1,535	1,679
4.500% due 10/01/2024 - 12/01/2044 (g)	2,379	2,581
5.000% due 02/01/2027 - 10/01/2041	3,336	3,729
5.500% due 01/01/2029 - 02/01/2041	912	1,031

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	101

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 06/01/2026 - 06/01/2040	$1,155	$1,323
Fannie Mae, TBA
2.500% due 11/01/2031	7,000	7,238
3.000% due 11/01/2046 - 12/01/2046	44,900	46,549
3.500% due 10/01/2031 - 11/01/2046	61,700	65,053
4.000% due 11/01/2046	5,800	6,222
4.500% due 10/01/2046	1,000	1,095
Freddie Mac
0.844% due 01/15/2038	1,756	1,748
1.955% due 01/15/2038 (a)	1,756	109
4.500% due 05/01/2041	264	290
Freddie Mac, TBA
3.000% due 11/01/2046	9,000	9,334
Ginnie Mae
1.244% due 01/20/2066	3,551	3,546
Ginnie Mae, TBA
3.500% due 11/01/2046	3,700	3,926
4.000% due 11/01/2046	8,000	8,570

		178,643

U.S. TREASURY OBLIGATIONS 8.0%
U.S. Treasury Bonds
2.875% due 08/15/2045 (k)	2,000	2,235
3.750% due 11/15/2043 (g)(i)(k)	7,800	10,183

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. Treasury Inflation Protected Securities (d)
0.125% due 07/15/2022 (k)		$209	$215
2.375% due 01/15/2025 (g)(k)		8,490	10,136
2.500% due 01/15/2029 (g)(i)(k)		26,363	33,567

			56,336

Total United States (Cost $409,217)			428,775

SHORT-TERM INSTRUMENTS 14.5%

CERTIFICATES OF DEPOSIT 0.3%
Barclays Bank PLC
1.641% due 09/08/2017		$1,800	1,806

JAPAN TREASURY BILLS 13.6%
(0.261)% due 10/11/2016 - 02/10/2017 (b)(c)	JPY	9,690,000	95,594

U.S. TREASURY BILLS 0.6%
0.466% due 03/02/2017 - 03/16/2017 (b)(c)(k)		$4,231	4,224

Total Short-Term Instruments (Cost $101,182)			101,624

Total Investments in Securities (Cost $1,040,416)			1,035,585

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%
PIMCO Short-Term Floating NAV Portfolio III	16,898	$167

Total Short-Term Instruments (Cost $167)		167

Total Investments in Affiliates (Cost $167)		167

Total Investments 147.4% (Cost $1,040,583)		$1,035,752

Financial Derivative Instruments (h)(j) (1.2)% (Cost or Premiums, net $(3,901))		(8,633)

Other Assets and Liabilities, net (46.2)%		(324,555)

Net Assets 100.0%		$702,564

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(f)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Ally Financial, Inc.	2.500%	03/15/2017	03/10/2014	$14,900	$14,861	2.12%
Odebrecht Offshore Drilling Finance Ltd.	6.625	10/01/2023	12/09/2014 - 12/22/2014	2,426	504	0.07
Odebrecht Offshore Drilling Finance Ltd.	6.750	10/01/2023	12/09/2014 - 01/05/2015	2,734	577	0.08

				$ 20,060	$15,942	2.27%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (1)	Borrowing Date	Maturity Date	Amount Borrowed (1)		Payable for Reverse Repurchase Agreements
BPS	(0.300)%	07/13/2016	10/12/2016	EUR	(14,317)	$(16,073)
BSN	0.600	08/01/2016	10/31/2016	$	(7,430)	(7,437)
	0.600	08/02/2016	10/28/2016		(9,531)	(9,541)
	0.600	08/05/2016	10/05/2016		(14,278)	(14,292)
FOB	(1.000)	06/16/2016	06/16/2017		(1,009)	(1,005)
GRE	0.640	08/22/2016	10/24/2016		(3,482)	(3,484)
	0.650	08/23/2016	10/21/2016		(1,063)	(1,064)

102	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

Counterparty	Borrowing Rate (1)	Borrowing Date	Maturity Date	Amount Borrowed (1)		Payable for Reverse Repurchase Agreements
	0.660%	09/07/2016	10/07/2016	$	(152)	$(152)
	0.680	09/08/2016	10/11/2016		(2,743)	(2,744)
	0.710	09/12/2016	10/12/2016		(907)	(908)
	0.800	09/28/2016	10/28/2016		(1,345)	(1,345)
	0.950	09/27/2016	10/04/2016		(263)	(264)
GSC	0.720	08/12/2016	10/13/2016		(9,934)	(9,944)
JML	(0.460)	07/13/2016	10/12/2016	EUR	(48,862)	(54,832)
MEI	0.900	09/09/2016	10/18/2016	CAD	(22,626)	(17,256)
	0.900	09/12/2016	10/20/2016		(4,537)	(3,460)
MYI	0.660	07/20/2016	10/19/2016	GBP	(13,556)	(17,595)

Total Reverse Repurchase Agreements						$(161,396)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate (1)	Borrowing Date	Maturity Date	Amount Borrowed (1)		Payable for Sale-Buyback Transactions (2)
GSC	0.800%	09/13/2016	10/13/2016	$	(4,823)	$(4,825)
	0.950	09/23/2016	10/24/2016		(264)	(264)
MSC	(0.250)	09/30/2016	11/03/2016	EUR	(7,428)	(8,386)
MYI	(0.250)	09/30/2016	11/03/2016		(3,117)	(3,556)
	0.480	09/28/2016	11/10/2016	GBP	(4,521)	(5,872)
	0.480	09/30/2016	11/10/2016		(5,768)	(7,493)
	0.500	09/20/2016	11/10/2016		(3,600)	(4,693)
TDM	0.600	09/09/2016	10/18/2016	CAD	(5,896)	(4,562)
UBS	(0.300)	08/29/2016	11/03/2016	EUR	(3,692)	(4,164)
	0.520	09/08/2016	11/10/2016	GBP	(759)	(1,011)

Total Sale-Buyback Transactions						$(44,826)

(1)	The average amount of borrowings outstanding during the period ended September 30, 2016 was $(165,993) at a weighted average interest rate of 0.088%.
(2)	Payable for sale-buyback transactions includes $(8) of deferred price drop.

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES AND U.S. TREASURY OBLIGATIONS

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales (3)
Fannie Mae, TBA	4.500%	10/01/2046	$4,300	$(4,690)	$(4,710)
U.S. Treasury Bonds	4.500	02/15/2036	7,800	(11,330)	(11,047)

Total Short Sales				$(16,020)	$(15,757)

(3)	Payable for short sales includes $49 of accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2016:

(g)	Securities with an aggregate market value of $206,564 have been pledged as collateral under the terms of the following master agreements as of September 30, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure (4)
Global/Master Repurchase Agreement
BPS	$0	$(16,073)	$0	$0	$(16,073)	$15,959	$(114)
BSN	0	(31,270)	0	0	(31,270)	31,309	39
FOB	0	(1,005)	0	0	(1,005)	1,090	85
GRE	0	(9,961)	0	0	(9,961)	9,967	6
GSC	0	(9,944)	0	0	(9,944)	10,072	128
JML	0	(54,832)	0	0	(54,832)	54,864	32
MEI	0	(20,716)	0	0	(20,716)	20,420	(296)
MYI	0	(17,595)	0	0	(17,595)	17,615	20

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	103

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure (4)
Master Securities Forward Transaction Agreement
BCY	$0	$0	$0	$(11,047)	$(11,047)	$(250)	$(11,297)
GSC	0	0	(5,089)	0	(5,089)	5,091	2
MSC	0	0	(8,386)	0	(8,386)	8,370	(16)
MYI	0	0	(21,614)	0	(21,614)	21,275	(339)
TDM	0	0	(4,562)	0	(4,562)	4,474	(88)
UBS	0	0	(5,175)	0	(5,175)	5,107	(68)

Total Borrowings and Other Financing Transactions	$0	$(161,396)	$(44,826)	$(11,047)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$(109,216)	$0	$(1,005)	$(110,221)
U.S. Government Agencies	0	(9,944)	0	0	(9,944)
U.S. Treasury Obligations	0	(33,794)	(7,437)	0	(41,231)

Total	$0	$(152,954)	$(7,437)	$(1,005)	$(161,396)

Sale-Buyback Transactions
Sovereign Issues	0	(4,562)	(35,175)	0	(39,737)
U.S. Treasury Obligations	0	(5,089)	0	0	(5,089)

Total	$0	$(9,651)	$(35,175)	$0	$(44,826)

Total Borrowings	$0	$(162,605)	$(42,612)	$(1,005)	$(206,222)

Gross amount of recognized liabilities for reverse repurchase agreements and sale-buyback financing transactions					$(206,222)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 5-Year Note December Futures	$112.000	11/25/2016	616	$5	$1
Put - CBOT U.S. Treasury 5-Year Note January Futures	108.000	12/23/2016	96	1	1
Put - CBOT U.S. Treasury 10-Year Note December Futures	114.500	11/25/2016	834	7	1
Put - CBOT U.S. Treasury 30-Year Bond December Futures	130.000	11/25/2016	78	1	0
Call - CBOT U.S. Treasury 30-Year Bond December Futures	215.000	11/25/2016	46	0	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond December Futures	130.000	11/25/2016	6	0	(1)
Put - CBOT U.S. Treasury Ultra Long-Term Bond December Futures	136.000	11/25/2016	77	1	0

				$15	$2

Total Purchased Options				$15	$2

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month Euribor December Futures	Long	12/2016	334	$4	$0	$(9)
90-Day Eurodollar December Futures	Short	12/2017	922	(513)	46	0
90-Day Eurodollar March Futures	Short	03/2018	120	(76)	8	0
Australia Government 10-Year Bond December Futures	Long	12/2016	60	59	33	(13)
Call Options Strike @ EUR 112.500 on Euro-Schatz December Futures	Long	11/2016	666	(4)	0	(7)
Call Options Strike @ EUR 174.000 on Euro-Bund 10-Year Bond December Futures	Long	11/2016	5	0	0	0

104	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Call Options Strike @ EUR 179.000 on Euro-Bund 10-Year Bond December Futures	Long	11/2016	193	$0	$0	$0
Euro-Bobl December Futures	Long	12/2016	332	169	0	(60)
Euro-BONO December Futures December Futures	Short	12/2016	41	(45)	14	(21)
Euro-BTP Italy Government Bond December Futures	Long	12/2016	111	(13)	40	(41)
Euro-Bund 10-Year Bond December Futures	Short	12/2016	198	(188)	100	0
Euro-Buxl 30-Year Bond December Futures	Short	12/2016	28	(90)	45	0
Euro-OAT France Government 10-Year Bond December Futures	Long	12/2016	57	55	1	(29)
Euro-Schatz December Futures	Short	12/2016	378	(58)	13	0
Japan Government 10-Year Bond December Futures	Short	12/2016	5	(26)	2	(1)
Put Options Strike @ EUR 128.250 on Euro-Bobl December Futures	Long	11/2016	421	(3)	0	0
U.S. Treasury 5-Year Note December Futures	Long	12/2016	712	20	0	(150)
U.S. Treasury 10-Year Note December Futures	Long	12/2016	719	(91)	0	(303)
U.S. Treasury 30-Year Bond December Futures	Short	12/2016	124	327	182	0
U.S. Treasury Ultra Long-Term Bond December Futures	Long	12/2016	83	(312)	0	(179)
United Kingdom Long Gilt December Futures	Long	12/2016	81	(109)	0	(96)

Total Futures Contracts				$(894)	$484	$(909)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed (Pay) Rate	Maturity Date	Notional Amount (2)		Market Value (3)	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
CDX.IG-26 10-Year Index	(1.000)%	06/20/2026	$	7,400	$94	$(26)	$0	$(19)
iTraxx Europe Main 25 5-Year Index	(1.000)	06/20/2021	EUR	66,650	(1,212)	(315)	0	(45)
iTraxx Europe Main 26 5-Year Index	(1.000)	12/20/2021		119,700	(1,963)	(35)	0	(82)
iTraxx Europe Senior 25 5-Year Index	(1.000)	06/20/2021		43,100	(161)	(139)	0	(18)

					$(3,242)	$(515)	$0	$(164)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month CAD-Bank Bill*	5.800%	12/19/2023	CAD	3,900	$670	$153	$0	$(12)
Pay	3-Month CAD-Bank Bill*	6.200	12/15/2025		2,900	502	163	0	(9)
Receive	3-Month CAD-Bank Bill	2.200	06/16/2026		28,000	(1,989)	(539)	118	0
Pay	3-Month SEK-STIBOR	1.013	01/23/2025	SEK	28,300	188	298	0	(2)
Pay	3-Month SEK-STIBOR	1.033	01/23/2025		700	5	6	0	0
Pay	3-Month USD-LIBOR	1.250	06/15/2018	$	10,800	83	15	0	(2)
Pay	3-Month USD-LIBOR*	1.035	12/15/2021		53,900	(457)	(65)	0	(106)
Pay	3-Month USD-LIBOR*	1.500	12/21/2021		18,000	241	(70)	0	(34)
Receive	3-Month USD-LIBOR	2.250	12/16/2022		178,600	(11,801)	(6,775)	449	0
Receive	3-Month USD-LIBOR	2.300	01/13/2023		14,400	(951)	(481)	36	0
Receive	3-Month USD-LIBOR	2.500	12/16/2025		18,200	(1,851)	(1,164)	88	0
Receive	3-Month USD-LIBOR*	1.750	12/21/2026		30,900	(767)	(2)	161	0
Pay	3-Month USD-LIBOR	2.500	12/16/2035		8,500	1,148	1,108	0	(96)
Receive	3-Month USD-LIBOR*	2.098	07/01/2041		9,400	(20)	(18)	27	0
Receive	3-Month USD-LIBOR*	1.768	12/15/2046		7,500	71	(88)	132	0
Receive	3-Month USD-LIBOR*	2.250	12/21/2046		2,300	(231)	(19)	41	0
Pay	3-Month ZAR-JIBAR*	7.500	03/15/2019	ZAR	231,400	15	63	0	(7)
Receive	6-Month EUR-EURIBOR*	0.000	03/15/2019	EUR	22,200	(115)	(8)	6	0
Pay	6-Month EUR-EURIBOR*	0.000	03/15/2022		16,200	107	58	0	(11)
Pay	6-Month EUR-EURIBOR	1.000	09/05/2026		52,600	4,494	3,704	0	(11)
Pay	6-Month EUR-EURIBOR*	0.500	03/15/2027		1,400	29	0	0	(1)
Receive	6-Month EUR-EURIBOR	1.493	09/05/2046		9,400	(2,215)	(1,862)	20	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	105

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	6-Month GBP-LIBOR*	0.500%	03/15/2019	GBP	4,300	$(11)	$(2)	$2	$0
Receive	6-Month GBP-LIBOR*	0.500	03/15/2022		3,600	3	(19)	7	0
Receive	6-Month GBP-LIBOR	1.700	03/10/2026		450	(53)	(49)	2	0
Receive	6-Month GBP-LIBOR*	0.750	03/15/2027		20,800	124	(339)	112	0
Receive	6-Month GBP-LIBOR*	1.020	10/05/2046		700	(8)	(8)	18	0
Receive	6-Month GBP-LIBOR*	1.500	03/15/2047		3,900	(691)	(64)	110	0
Pay	6-Month JPY-LIBOR	0.150	03/22/2018	JPY	9,760,000	314	245	7	0
Receive	6-Month JPY-LIBOR	0.500	09/18/2020		2,840,000	(692)	(334)	0	(3)
Pay	6-Month JPY-LIBOR	0.300	03/18/2026		5,530,000	1,409	(114)	0	(60)
Pay	6-Month JPY-LIBOR	0.000	09/20/2026		530,000	(27)	12	0	(6)
Pay	6-Month JPY-LIBOR	1.250	06/17/2035		1,000,000	1,719	1,503	0	(37)
Receive	6-Month JPY-LIBOR	1.250	06/17/2035		20,000	(34)	(22)	1	0
Receive	6-Month JPY-LIBOR	1.500	12/21/2045		1,870,000	(5,583)	583	141	0
Receive	6-Month JPY-LIBOR	0.500	09/20/2046		120,000	(13)	3	9	0
Pay	28-Day MXN-TIIE	5.610	07/07/2021	MXN	246,700	(244)	(458)	0	(32)
Pay	28-Day MXN-TIIE	5.795	12/10/2021		41,900	(30)	(91)	0	(5)
Pay	28-Day MXN-TIIE	5.570	01/31/2023		93,600	(163)	(98)	0	(9)

						$(16,824)	$(4,775)	$1,487	$(443)

Total Swap Agreements						$(20,066)	$(5,290)	$1,487	$(607)

* This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2016:

(i)	Securities with an aggregate market value of $4,344 and cash of $13,762 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability (1)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$2	$484	$1,487	$1,973	$0	$(909)	$(646)	$(1,555)

(1)	Unsettled variation margin liability of $(39) for closed swap agreements is outstanding at period end.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	10/2016		$454	CAD	600	$4	$0
	11/2016		2,127	IDR	28,303,305	38	0
BOA	10/2016	BRL	86,545		$26,152	43	(503)
	10/2016	CAD	13,704		10,616	170	0
	10/2016	CNH	70,751		10,554	0	(39)
	10/2016	DKK	1,520		229	0	(1)
	10/2016	GBP	57,531		76,116	1,548	0
	10/2016	RUB	26,053		402	0	(12)
	10/2016		$26,510	BRL	86,545	102	0
	10/2016		6,662	DKK	44,255	15	0
	11/2016		724	MYR	2,923	0	(16)
	11/2016		7,433	PLN	29,070	163	0
	11/2016		9,113	ZAR	128,308	172	0
	01/2017	CNY	39,005		$5,626	0	(182)
	01/2017	DKK	145,800		22,038	0	(58)
	04/2017		44,255		6,718	0	(19)
	07/2017		12,620		1,907	0	(23)
BPS	10/2016	CNH	2,380		361	5	0
	10/2016	MXN	6,148		312	0	(4)
	10/2016	PEN	2,424		716	1	0
	10/2016		$361	CNY	2,383	0	(4)

106	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	10/2016		$7,341	EUR	6,578	$48	$0
	10/2016		64,700	GBP	49,731	0	(241)
	10/2016		17,907	MXN	324,534	0	(1,200)
	10/2016		2,289	NOK	18,595	37	0
	10/2016		4,942	PEN	16,794	12	0
	11/2016	GBP	49,731		$64,733	236	0
	11/2016	NOK	18,595		2,290	0	(37)
	11/2016		$2,075	CLP	1,370,343	4	0
	11/2016		1,533	PLN	5,961	25	0
	01/2017	COP	1,063,727		$339	0	(23)
	01/2017		$13,709	JPY	1,365,900	0	(181)
BRC	10/2016	BRL	47,100		$12,277	0	(2,206)
	10/2016		$14,509	BRL	47,100	0	(27)
	11/2016	SGD	1,482		$1,106	19	0
CBK	10/2016	CNH	1,640		245	0	(1)
	10/2016	JPY	1,250,000		12,413	83	0
	10/2016	RON	1,382		348	0	(1)
	10/2016		$7,764	JPY	790,100	28	0
	11/2016	JPY	370,200		$3,653	0	(2)
	11/2016	PLN	2,695		698	0	(6)
	11/2016		$19,716	EUR	17,573	52	0
	11/2016		1,248	KRW	1,396,262	19	0
	11/2016	ZAR	3,297		$227	0	(11)
	01/2017	EUR	17,573		19,777	0	(52)
	01/2017		$8,899	COP	28,373,906	763	0
	01/2017		2,528	RUB	183,027	310	0
DUB	10/2016	CZK	239,293	EUR	8,990	153	0
	10/2016		$7,690	DKK	51,346	57	0
	10/2016		15,675	MXN	286,338	0	(935)
	11/2016		6,322	ILS	24,161	131	0
	11/2016		1,134	TWD	36,197	26	0
	07/2017		280	BRL	1,011	8	0
FBF	10/2016	RUB	27,745		$427	0	(13)
	10/2016		$3,568	RUB	228,581	61	0
	11/2016		1,724	INR	117,025	24	0
	12/2016	RUB	228,581		$3,519	0	(58)
GLM	10/2016	CAD	27,684		21,524	423	(1)
	10/2016	CNH	4,064		606	0	(3)
	10/2016	DKK	15,240		2,283	0	(17)
	10/2016	EUR	1,789		2,007	0	(3)
	10/2016	GBP	2,545		3,302	6	(3)
	10/2016	JPY	225,200		2,244	23	0
	10/2016	MXN	57,832		2,900	0	(77)
	10/2016	NOK	18,595		2,262	0	(64)
	10/2016		$5,991	AUD	7,942	88	0
	10/2016		82,374	EUR	73,501	193	0
	11/2016	EUR	70,294		$78,886	0	(185)
	11/2016	JPY	3,756,600		37,342	230	0
	11/2016	PHP	25,053		540	22	0
	11/2016		$3,977	CLP	2,638,302	25	0
	12/2016	JPY	2,370,000		$23,409	0	(30)
	07/2017		$353	BRL	1,274	10	0
HUS	10/2016	CNH	33,433		$5,032	31	(5)
	10/2016	DKK	180,505		27,048	0	(186)
	10/2016		$3,453	CAD	4,500	0	(22)
	10/2016		8,964	CNY	59,640	0	(26)
	10/2016		2,027	DKK	13,464	5	0
	11/2016	JPY	1,105,000		$11,074	156	0
	11/2016	MYR	4,307		1,056	13	0
	11/2016	PHP	20,224		432	15	0
	11/2016		$6,071	HKD	47,045	0	(3)
	11/2016		1,230	INR	83,431	16	0
	11/2016		347	PHP	16,344	0	(9)
	11/2016		1,226	TWD	38,706	14	0
	01/2017	CNH	3,850		$583	10	0
	01/2017	COP	3,956,829		1,235	0	(112)
	01/2017		$11,317	CNY	78,007	299	0
	02/2017	JPY	740,000		$7,327	0	(14)
	02/2017		$2,320	RUB	168,386	286	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	107

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	07/2017	DKK	23,095		$3,529	$0	$(3)
	10/2017		13,464		2,062	0	(7)
JPM	10/2016	AUD	824		620	0	(11)
	10/2016	BRL	27,600		7,168	0	(1,319)
	10/2016	CNH	16,764		2,564	53	0
	10/2016	CZK	79,520		3,359	50	0
	10/2016	DKK	59,293		9,030	93	(9)
	10/2016	EUR	8,456		9,529	31	(1)
	10/2016	GBP	1,091		1,446	32	0
	10/2016	JPY	860,000		8,068	0	(420)
	10/2016	RON	1,382	EUR	310	0	(1)
	10/2016	TRY	41,932		$14,010	102	0
	10/2016		$8,067	BRL	27,600	424	(5)
	10/2016		30,830	CAD	40,788	260	0
	10/2016		2,557	CNY	16,756	0	(46)
	10/2016		2,199	EUR	1,962	5	0
	10/2016		11,986	GBP	9,142	0	(136)
	11/2016	CAD	40,788		$30,835	0	(262)
	11/2016	IDR	40,002,379		3,028	4	(36)
	11/2016	JPY	335,000		3,360	50	0
	11/2016	PHP	23,896		513	19	0
	11/2016	TWD	31,059		975	0	(20)
	11/2016		$3,240	CHF	3,149	7	0
	11/2016		1,656	KRW	1,851,620	24	0
	11/2016		8,589	THB	298,920	33	0
	11/2016		1,612	TWD	51,342	33	0
	12/2016	JPY	710,000		$6,890	0	(129)
	01/2017		$866	COP	2,743,488	68	0
	07/2017	BRL	19,700		$5,263	0	(356)
	07/2017	DKK	81,665		12,379	0	(109)
MSB	10/2016	BRL	20,545		6,346	29	0
	10/2016	EUR	72,846		82,393	562	0
	10/2016		$6,329	BRL	20,545	0	(12)
	10/2016		4,833	GBP	3,700	0	(37)
	11/2016		6,294	BRL	20,545	0	(30)
	01/2017		4,820	RON	19,296	71	0
NAB	10/2016	AUD	8,438		$6,433	0	(25)
NGF	11/2016		$2,437	SGD	3,318	0	(4)
SCX	10/2016	AUD	166		$127	0	0
	10/2016	CNH	70,163		10,660	152	0
	10/2016	JPY	411,600		4,058	0	(1)
	10/2016	RUB	66,696		1,016	0	(43)
	10/2016		$10,653	CNY	70,177	0	(134)
	10/2016		1,001	GBP	750	0	(29)
	10/2016		7,805	JPY	786,000	0	(54)
	11/2016	JPY	786,000		$7,815	54	0
	11/2016	MYR	7,022		1,754	54	0
	11/2016		$534	IDR	7,060,024	6	0
	11/2016		1,264	KRW	1,405,162	11	0
	01/2017		560	CNH	3,850	14	0
SOG	10/2016	RUB	108,086		$1,667	0	(49)
	11/2016	HUF	56,859		205	0	(2)
	11/2016	SGD	6,041		4,503	72	0
	11/2016		$20,710	KRW	23,042,220	200	0
	11/2016		7,294	MYR	29,675	0	(111)
	01/2017	CNY	39,002		$5,628	0	(180)
UAG	10/2016	EUR	973		1,095	2	0
	10/2016	JPY	1,432,500		14,105	30	(52)
	10/2016		$22,081	CAD	28,500	0	(355)
	10/2016		1,260	EUR	1,129	8	0
	10/2016		3,054	GBP	2,304	0	(67)
	10/2016		791	JPY	81,600	14	0
	11/2016	GBP	439		$570	1	0
	11/2016	PHP	47,546		1,025	42	0
	11/2016	SGD	178		133	2	0
	11/2016		$9,804	INR	663,753	112	0
	11/2016		5,625	PHP	265,657	0	(136)
	11/2016		5,597	TWD	178,271	114	0
	12/2016	EUR	1,200		$1,345	0	(7)
	01/2017	RON	2,788		694	0	(13)
WST	10/2016	AUD	651		494	0	(4)

Total Forward Foreign Currency Contracts						$9,060	$(10,830)

108	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
CBK	Put - OTC USD versus JPY	JPY	97.000	10/19/2016		$7,195	$17	$7
DUB	Call - OTC USD versus BRL	BRL	3.610	06/29/2017		1,400	91	69
	Put - OTC USD versus BRL		3.610	06/29/2017		1,400	91	111
GLM	Call - OTC USD versus BRL		3.609	06/30/2017		2,000	130	99
	Put - OTC USD versus BRL		3.609	06/30/2017		2,000	130	158
HUS	Put - OTC USD versus JPY	JPY	93.150	11/10/2016		7,200	14	7
SCX	Put - OTC GBP versus USD		$1.250	10/10/2016	GBP	4,000	75	1
	Call - OTC USD versus CNY	CNY	6.520	10/31/2016		$715	219	693
	Put - OTC USD versus JPY	JPY	96.650	10/20/2016		3,994	9	4

							$ 776	$1,149

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
CBK	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250%	12/27/2016	$	271,700	$90	$33
JPM	Put - OTC 10-Year Interest Rate Swap	3-Month JPY-LIBOR	Receive	0.400	03/03/2017	JPY	230,000	15	3
RBC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.100	01/09/2017	$	142,600	70	63

								$175	$99

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Cost	Market Value
FAR	Put - OTC Fannie Mae 3.000% due 12/01/2046	$80.000	12/06/2016	$ 19,000	$1	$0
	Put - OTC Fannie Mae 3.500% due 10/01/2046	91.000	10/06/2016	4,000	0	0
	Put - OTC Fannie Mae 3.500% due 11/01/2046	90.000	11/07/2016	19,000	1	0
	Put - OTC Fannie Mae 3.500% due 12/01/2046	84.000	12/06/2016	37,000	2	0
	Put - OTC Fannie Mae 4.000% due 10/01/2046	93.000	10/06/2016	6,000	0	0
	Call - OTC Fannie Mae 4.500% due 10/01/2046	119.000	10/06/2016	4,000	0	0
JPM	Put - OTC Freddie Mac 3.000% due 10/01/2046	74.000	10/06/2016	9,000	0	0

					$4	$0

Total Purchased Options					$955	$1,248

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BRC	Call - OTC iTraxx Europe 25 5-Year Index	Buy	0.600%	10/19/2016	EUR	10,400	$(9)	$(2)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
AZD	Call - OTC USD versus CNY	CNY	7.000	11/01/2016		$4,900	$(57)	$(1)
CBK	Put - OTC EUR versus AUD	AUD	1.437	12/08/2016	EUR	2,000	(14)	(14)
	Call - OTC EUR versus AUD		1.528	12/08/2016		2,000	(15)	(14)
	Put - OTC EUR versus AUD		1.424	01/10/2017		1,301	(10)	(10)
	Call - OTC EUR versus AUD		1.530	01/10/2017		1,301	(10)	(10)
	Call - OTC USD versus JPY	JPY	106.550	10/19/2016		$7,195	(17)	(1)
DUB	Call - OTC USD versus BRL	BRL	3.890	06/28/2018		2,300	(220)	(197)
	Put - OTC USD versus BRL		3.890	06/28/2018		2,300	(219)	(261)
FBF	Call - OTC USD versus BRL		6.300	01/11/2018		2,800	(149)	(20)
GLM	Put - OTC EUR versus AUD	AUD	1.438	12/08/2016	EUR	1,300	(10)	(9)
	Call - OTC EUR versus AUD		1.529	12/08/2016		1,300	(9)	(9)
	Put - OTC EUR versus MXN	MXN	18.900	03/21/2017		3,600	(141)	(8)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	109

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
	Call - OTC EUR versus MXN	MXN	22.650	03/21/2017	EUR	3,600	$(123)	$(159)
	Call - OTC USD versus BRL	BRL	3.500	11/28/2016		$5,100	(64)	(54)
	Call - OTC USD versus BRL		3.892	07/02/2018		3,000	(289)	(258)
	Put - OTC USD versus BRL		3.892	07/02/2018		3,000	(289)	(341)
HUS	Call - OTC USD versus JPY	JPY	106.500	11/10/2016		7,200	(14)	(11)
JPM	Put - OTC USD versus CNH	CNH	6.600	09/11/2017		4,100	(37)	(46)
MSB	Call - OTC USD versus BRL	BRL	3.500	11/28/2016		3,600	(47)	(38)
NGF	Put - OTC USD versus KRW	KRW	1,145.000	01/24/2017		3,300	(84)	(172)
SCX	Call - OTC GBP versus USD		$1.350	10/10/2016	GBP	4,000	(56)	0
	Call - OTC USD versus JPY	JPY	106.050	10/20/2016		$3,994	(9)	(1)
SOG	Call - OTC USD versus CNY	CNY	7.000	11/01/2016		12,500	(149)	(2)
	Put - OTC USD versus KRW	KRW	1,145.000	01/17/2017		3,300	(75)	(170)
UAG	Put - OTC USD versus KRW		1,145.000	01/17/2017		1,600	(36)	(82)

							$(2,143)	$(1,888)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	$10,300	$(91)	$(1)
DUB	Floor - OTC CPURNSA	215.949	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020	11,800	(88)	0

						$(179)	$(1)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
JPM	Put - OTC 2-Year Interest Rate Swap	3-Month JPY-LIBOR	Pay	0.000%	03/03/2017	JPY	1,540,000	$(16)	$(4)

STRADDLE OPTIONS

Counterparty	Description	Exercise Level (1)	Expiration Date	Notional Amount		Premiums (Received) (1)	Market Value
JPM	Call & Put - OTC 1-Year USD/KRW versus 1-Year USD/KRW Forward Currency Volatility Agreement	0.000%	02/20/2017	$	300	$0	$8

Total Written Options						$(2,347)	$(1,887)

(1)	Exercise level and final premium determined on a future date, based upon implied volatility parameters.

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2016:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		0		118		0		(118)		0		0
Notional Amount in $	$	133,568	$	143,580	$	(101,277)	$	(56,082)	$	(27,200)	$	92,589
Notional Amount in AUD	AUD	0	AUD	38,900	AUD	(13,450)	AUD	(25,450)	AUD	0	AUD	0
Notional Amount in CHF	CHF	0	CHF	16,550	CHF	(9,300)	CHF	0	CHF	(7,250)	CHF	0
Notional Amount in EUR	EUR	169,171	EUR	99,002	EUR	(84,400)	EUR	(135,871)	EUR	(21,100)	EUR	26,802
Notional Amount in GBP	GBP	0	GBP	22,669	GBP	(11,000)	GBP	(5,169)	GBP	(2,500)	GBP	4,000
Notional Amount in JPY	JPY	1,540,000	JPY	0	JPY	0	JPY	0	JPY	0	JPY	1,540,000
Premiums	$	(3,519)	$	(3,503)	$	1,590	$	1,835	$	1,250	$	(2,347)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Maturity Date	Implied Credit Spread at September 30, 2016 (4)	Notional Amount (5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	ING Bank NV	(1.000)%	12/20/2021	1.743%	EUR	500	$15	$6	$21	$0
	Koninklijke DSM NV	(1.000)	12/20/2020	0.272		100	(2)	(2)	0	(4)
	Veolia Environnement S.A.	(1.000)	12/20/2020	0.411		400	(3)	(8)	0	(11)
BPS	BASF SE	(1.000)	12/20/2020	0.379		100	(2)	(1)	0	(3)
	ING Bank NV	(1.000)	06/20/2021	1.660		1,300	35	9	44	0
	ING Bank NV	(1.000)	12/20/2021	1.743		500	19	2	21	0
	Koninklijke DSM NV	(1.000)	12/20/2020	0.272		300	(7)	(4)	0	(11)

110	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

Counterparty	Reference Entity	Fixed (Pay) Rate	Maturity Date	Implied Credit Spread at September 30, 2016 (4)	Notional Amount (5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Pfizer, Inc.	(1.000)%	12/20/2020	0.247%	$	100	$(4)	$1	$0	$(3)
	Teliasonera AB	(1.000)	12/20/2020	0.441	EUR	900	(8)	(16)	0	(24)
	UBS AG	(1.000)	12/20/2021	0.771		1,000	(17)	3	0	(14)
BRC	BASF SE	(1.000)	12/20/2020	0.379		200	(4)	(2)	0	(6)
	Pfizer, Inc.	(1.000)	12/20/2020	0.247	$	100	(4)	1	0	(3)
	UnitedHealth Group, Inc.	(1.000)	12/20/2020	0.295		200	(7)	1	0	(6)
CBK	BAT Netherlands Finance BV	(1.000)	12/20/2020	0.440	EUR	1,000	(22)	(5)	0	(27)
	Bayer AG	(1.000)	12/20/2020	0.563		700	(15)	0	0	(15)
	HSBC Bank PLC	(1.000)	12/20/2021	1.681		500	13	6	19	0
	UBS AG	(1.000)	06/20/2021	1.767		1,500	37	22	59	0
	UBS AG	(1.000)	12/20/2021	1.854		500	19	5	24	0
	UnitedHealth Group, Inc.	(1.000)	12/20/2020	0.295	$	400	(12)	0	0	(12)
FBF	Reynolds American, Inc.	(1.000)	12/20/2020	0.311		500	(14)	0	0	(14)
GST	Altria Group, Inc.	(1.000)	12/20/2020	0.242		1,400	(47)	2	0	(45)
	BASF SE	(1.000)	12/20/2020	0.379	EUR	200	(5)	(1)	0	(6)
	BAT Netherlands Finance BV	(1.000)	12/20/2020	0.440		300	(7)	(1)	0	(8)
	Koninklijke DSM NV	(1.000)	12/20/2020	0.272		600	(13)	(8)	0	(21)
	Reynolds American, Inc.	(1.000)	12/20/2020	0.311	$	1,300	(40)	2	0	(38)
	SABMiller PLC	(1.000)	01/20/2022	0.296		400	(11)	(4)	0	(15)
	United Utilities PLC	(1.000)	12/20/2020	0.583	EUR	200	0	(4)	0	(4)
	Veolia Environnement S.A.	(1.000)	12/20/2020	0.411		300	(2)	(7)	0	(9)
JPM	Altria Group, Inc.	(1.000)	12/20/2020	0.242	$	400	(13)	0	0	(13)
	Barclays Bank PLC	(1.000)	06/20/2021	2.242	EUR	2,100	121	12	133	0
	BASF SE	(1.000)	12/20/2020	0.379		100	(2)	(1)	0	(3)
	Fortum OYJ	(1.000)	12/20/2020	0.555		200	0	(4)	0	(4)
	Intesa Sanpaolo SpA	(1.000)	03/20/2026	3.682	$	1,700	293	48	341	0
	Koninklijke DSM NV	(1.000)	12/20/2020	0.272	EUR	200	(5)	(2)	0	(7)
	Pfizer, Inc.	(1.000)	12/20/2020	0.247	$	1,400	(53)	9	0	(44)
	Reynolds American, Inc.	(1.000)	12/20/2020	0.311		200	(6)	0	0	(6)
	UnitedHealth Group, Inc.	(1.000)	12/20/2020	0.295		600	(18)	0	0	(18)
MYC	Pfizer, Inc.	(1.000)	12/20/2020	0.247		400	(15)	2	0	(13)
	UnitedHealth Group, Inc.	(1.000)	12/20/2020	0.295		100	(3)	0	0	(3)
SOG	United Utilities PLC	(1.000)	12/20/2020	0.583	EUR	300	0	(6)	0	(6)

							$191	$55	$662	$(416)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (3)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2016 (4)	Notional Amount (5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Greece Government International Bond	1.000%	12/20/2016	11.840%	$	1,250	$(175)	$146	$0	$(29)
	South Africa Government International Bond	1.000	03/20/2019	1.322		2,150	(98)	82	0	(16)
	Tesco PLC	1.000	12/20/2020	1.747	EUR	300	(30)	20	0	(10)
	Volkswagen International Finance NV	1.000	12/20/2016	0.311		1,400	(12)	15	3	0
BPS	Petrobras Global Finance BV	1.000	09/20/2019	3.466	$	10,000	(515)	(177)	0	(692)
	Tesco PLC	1.000	06/20/2021	1.975	EUR	400	(28)	8	0	(20)
BRC	Indonesia Government International Bond	1.000	09/20/2019	0.869	$	8,700	(110)	146	36	0
	South Africa Government International Bond	1.000	12/20/2019	1.693		20,300	(790)	358	0	(432)
	Tesco PLC	1.000	12/20/2020	1.747	EUR	600	(48)	27	0	(21)
FBF	Export-Import Bank of China	1.000	12/20/2016	0.241	$	1,800	(175)	179	4	0
	Tesco PLC	1.000	12/20/2020	1.747	EUR	1,200	(108)	67	0	(41)
	Tesco PLC	1.000	06/20/2021	1.975		100	(8)	3	0	(5)
GST	Barclays Bank PLC	1.000	06/20/2021	0.983		1,100	0	1	1	0
	Indonesia Government International Bond	1.000	12/20/2019	0.921	$	9,600	(187)	215	28	0
	Tesco PLC	1.000	12/20/2020	1.747	EUR	100	(10)	7	0	(3)
	Tesco PLC	1.000	12/20/2021	2.159		400	(24)	(2)	0	(26)
JPM	Indonesia Government International Bond	1.000	12/20/2019	0.921	$	14,300	(272)	313	41	0
	Tesco PLC	1.000	12/20/2020	1.747	EUR	400	(40)	26	0	(14)
MYC	Barclays Bank PLC	1.000	06/20/2021	0.983		200	0	0	0	0
	Brazil Government International Bond	1.000	03/20/2019	1.303	$	1,000	(33)	26	0	(7)
	Tesco PLC	1.000	12/20/2020	1.747	EUR	200	(20)	13	0	(7)
NGF	Saudi Arabia Government International Bond	1.000	06/20/2021	1.579	$	6,100	(167)	11	0	(156)

							$(2,850)	$1,484	$113	$(1,479)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	111

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (2)

Counterparty	Index/Tranches	Fixed (Pay) Rate	Maturity Date	Notional Amount (5)		Premiums Paid	Unrealized Appreciation	Swap Agreements, at Value (6)
								Asset	Liability
BOA	iTraxx Europe Subordinated 26 5-Year Index	(1.000)%	12/20/2021	EUR	600	$40	$7	$47	$0
BPS	iTraxx Europe Subordinated 26 5-Year Index	(1.000)	12/20/2021		300	20	3	23	0
MYC	iTraxx Europe Subordinated 26 5-Year Index	(1.000)	12/20/2021		1,700	109	23	132	0

						$169	$33	$202	$0

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Maturity Date (7)	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Floating rate equal to 3-Month GBP-LIBOR less 0.150% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2019	GBP	13,400	$	19,015	$(17)	$(1,636)	$0	$(1,653)
CBK	Floating rate equal to 3-Month EUR-EURIBOR less 0.506% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2027	EUR	13,470		15,038	113	(70)	43	0
	Floating rate equal to 3-Month GBP-LIBOR less 0.140% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2019	GBP	12,600		17,766	55	(1,492)	0	(1,437)
DUB	Floating rate equal to 3-Month EUR-EURIBOR less 0.478% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2022	EUR	36,900		41,546	(33)	(116)	0	(149)
	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	Floating rate equal to 3-Month JPY-LIBOR less 0.775% based on the notional amount of currency delivered	01/23/2019	$	7,766	JPY	790,000	(6)	(13)	0	(19)
GLM	Floating rate equal to 3-Month CAD-LIBOR less 0.123% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/21/2018	CAD	11,100	$	8,485	32	(53)	0	(21)
	Floating rate equal to 3-Month CAD-LIBOR less 0.125% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/21/2018		11,100		8,486	(13)	(8)	0	(21)

112	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

Counterparty	Receive	Pay	Maturity Date (7)	Notional Amount of Currency Received			Notional Amount of Currency Delivered			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
												Asset	Liability
	Floating rate equal to 3-Month EUR-EURIBOR less 0.484% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2027		EUR	600	$		670	$0	$4	$4	$0
	Floating rate equal to 3-Month GBP-LIBOR less 0.120% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2019		GBP	16,300			23,635	(203)	(2,300)	0	(2,503)
	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	Floating rate equal to 3-Month JPY-LIBOR less 0.768% based on the notional amount of currency delivered	01/23/2019	$		6,192		JPY	630,000	(6)	(12)	0	(18)
	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	Floating rate equal to 3-Month JPY-LIBOR less 0.768% based on the notional amount of currency delivered	03/15/2019			3,134			320,000	3	(23)	0	(20)
HUS	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	Floating rate equal to 3-Month JPY-LIBOR less 0.768% based on the notional amount of currency delivered	01/23/2019			10,029			1,020,000	48	(72)	0	(24)
RBC	Floating rate equal to 3-Month CAD-LIBOR less 0.128% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/21/2018		CAD	2,900	$		2,217	(22)	16	0	(6)
UAG	Floating rate equal to 3-Month EUR-EURIBOR less 0.436% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/21/2026		EUR	1,200			1,340	15	(3)	12	0

										$(34)	$(5,778)	$59	$(5,871)

(7)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
JPM	Pay	3-Month KRW-KORIBOR	1.308%	07/01/2026	KRW	987,900	$0	$4	$4	$0

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
DUB	Pay	EUR versus CHF 1-Year ATM Realized Volatility	8.400%	12/06/2016	$ 10	$0	$37	$37	$0
	Pay	EUR versus CHF 1-Year ATM Realized Volatility	7.250	01/03/2017	17	0	39	39	0
	Pay	EUR versus CHF 1-Year ATM Realized Volatility	8.500	03/22/2017	25	0	75	75	0
	Pay	EUR versus CHF 1-Year ATM Realized Volatility	8.150	03/30/2017	17	0	43	43	0
	Receive	USD versus CHF 1-Year ATM Realized Volatility	10.800	12/06/2016	10	0	(21)	0	(21)
	Receive	USD versus CHF 1-Year ATM Realized Volatility	9.250	01/03/2017	17	0	(18)	0	(18)
	Receive	USD versus CHF 1-Year ATM Realized Volatility	10.300	03/22/2017	25	0	(45)	0	(45)
	Receive	USD versus CHF 1-Year ATM Realized Volatility	10.050	03/30/2017	17	0	(27)	0	(27)

						$0	$83	$194	$(111)

Total Swap Agreements						$(2,524)	$(4,119)	$1,234	$(7,877)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	113

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2016:

(k)	Securities with an aggregate market value of $9,561 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure (8)
AZD	$42	$0	$0	$42	$0	$(1)	$0	$(1)	$41	$0	$41
BOA	2,213	0	71	2,284	(853)	0	(1,723)	(2,576)	(292)	(1,350)	(1,642)
BPS	368	0	88	456	(1,690)	0	(767)	(2,457)	(2,001)	2,276	275
BRC	19	0	36	55	(2,233)	(2)	(468)	(2,703)	(2,648)	2,866	218
CBK	1,255	40	145	1,440	(73)	(50)	(1,491)	(1,614)	(174)	(1,180)	(1,354)
DUB	375	180	194	749	(935)	(458)	(279)	(1,672)	(923)	1,094	171
FBF	85	0	4	89	(71)	(20)	(60)	(151)	(62)	170	108
GLM	1,020	257	4	1,281	(383)	(838)	(2,583)	(3,804)	(2,523)	22	(2,501)
GST	0	0	29	29	0	0	(175)	(175)	(146)	150	4
HUS	845	7	0	852	(387)	(11)	(24)	(422)	430	(400)	30
JPM	1,288	3	519	1,810	(2,860)	(42)	(109)	(3,011)	(1,201)	1,474	273
MSB	662	0	0	662	(79)	(38)	0	(117)	545	(790)	(245)
MYC	0	0	132	132	0	0	(30)	(30)	102	(200)	(98)
NAB	0	0	0	0	(25)	0	0	(25)	(25)	0	(25)
NGF	0	0	0	0	(4)	(172)	(156)	(332)	(332)	464	132
RBC	0	63	0	63	0	0	(6)	(6)	57	0	57
SCX	291	698	0	989	(261)	(1)	0	(262)	727	(720)	7
SOG	272	0	0	272	(342)	(172)	(6)	(520)	(248)	325	77
UAG	325	0	12	337	(630)	(82)	0	(712)	(375)	654	279
WST	0	0	0	0	(4)	0	0	(4)	(4)	0	(4)

Total Over the Counter	$9,060	$1,248	$1,234	$11,542	$(10,830)	$(1,887)	$(7,877)	$(20,594)

(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$3	$3
Futures	0	0	0	0	484	484
Swap Agreements	0	0	0	0	1,487	1,487

	$0	$0	$0	$0	$1,974	$1,974

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$9,060	$0	$9,060
Purchased Options	0	0	0	1,149	99	1,248
Swap Agreements	0	977	0	253	4	1,234

	$0	$977	$0	$10,462	$103	$11,542

	$0	$977	$0	$10,462	$2,077	$13,516

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$909	$909
Swap Agreements	0	164	0	0	482	646

	$0	$164	$0	$0	$1,391	$1,555

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$10,830	$0	$10,830
Written Options	0	2	0	1,880	5	1,887
Swap Agreements	0	1,895	0	5,982	0	7,877

	$0	$1,897	$0	$18,692	$5	$20,594

	$0	$2,061	$0	$18,692	$1,396	$22,149

114	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(47)	$(47)
Written Options	0	0	0	0	45	45
Futures	0	0	0	0	2,236	2,236
Swap Agreements	0	11	0	0	(8,278)	(8,267)

	$0	$11	$0	$0	$(6,044)	$(6,033)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,885	$0	$4,885
Purchased Options	0	0	0	(2,645)	(245)	(2,890)
Written Options	0	216	0	2,078	586	2,880
Swap Agreements	0	2,553	0	1,634	325	4,512

	$0	$2,769	$0	$5,952	$666	$9,387

	$0	$2,780	$0	$5,952	$(5,378)	$3,354

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(22)	$(22)
Futures	0	0	0	0	(207)	(207)
Swap Agreements	0	(909)	0	0	5,780	4,871

	$0	$(909)	$0	$0	$5,551	$4,642

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(8,456)	$0	$(8,456)
Purchased Options	0	0	0	2,068	(1,823)	245
Written Options	0	(136)	0	185	2,034	2,083
Swap Agreements	0	2,278	0	(8,871)	72	(6,521)

	$0	$2,142	$0	$(15,074)	$283	$(12,649)

	$0	$1,233	$0	$(15,074)	$5,834	$(8,007)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Investments in Securities, at Value
Austria
Corporate Bonds & Notes	$0	$591	$0	$591
Belgium
Corporate Bonds & Notes	0	2,767	0	2,767
Brazil
Sovereign Issues	0	5,539	0	5,539
Canada
Corporate Bonds & Notes	0	5,792	0	5,792
Non-Agency Mortgage-Backed Securities	0	5,563	0	5,563
Sovereign Issues	0	25,232	0	25,232
Cayman Islands
Asset-Backed Securities	0	3,103	0	3,103
Corporate Bonds & Notes	0	1,081	0	1,081
China
Sovereign Issues	0	571	438	1,009
Colombia
Corporate Bonds & Notes	0	5,273	0	5,273
Czech Republic
Sovereign Issues	0	17,589	0	17,589
Denmark
Corporate Bonds & Notes	0	48,853	0	48,853
France
Corporate Bonds & Notes	0	3,598	0	3,598
Sovereign Issues	0	15,959	0	15,959
Germany
Corporate Bonds & Notes	0	2,648	0	2,648
Sovereign Issues	0	54,858	0	54,858

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Greece
Corporate Bonds & Notes	$0	$2,843	$0	$2,843
Guernsey, Channel Islands
Corporate Bonds & Notes	0	1,929	0	1,929
Hong Kong
Corporate Bonds & Notes	0	2,662	0	2,662
Indonesia
Sovereign Issues	0	12,678	0	12,678
Ireland
Asset-Backed Securities	0	349	0	349
Italy
Corporate Bonds & Notes	0	10,312	0	10,312
Non-Agency Mortgage-Backed Securities	0	9,896	0	9,896
Sovereign Issues	0	12,530	0	12,530
Japan
Corporate Bonds & Notes	0	7,672	0	7,672
Sovereign Issues	0	21,312	0	21,312
Luxembourg
Corporate Bonds & Notes	0	3,930	0	3,930
Malaysia
Sovereign Issues	0	1,679	0	1,679
Mexico
Sovereign Issues	0	8,552	0	8,552
Netherlands
Asset-Backed Securities	0	3,034	0	3,034
Corporate Bonds & Notes	0	10,188	0	10,188
Non-Agency Mortgage-Backed Securities	0	729	0	729

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	115

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Norway
Corporate Bonds & Notes	$0	$5,017	$0	$5,017
Sovereign Issues	0	2,501	0	2,501
Philippines
Sovereign Issues	0	2,349	0	2,349
Poland
Sovereign Issues	0	4,049	0	4,049
Portugal
Corporate Bonds & Notes	0	1,658	554	2,212
Qatar
Sovereign Issues	0	8,082	0	8,082
Slovenia
Sovereign Issues	0	25,252	0	25,252
South Africa
Sovereign Issues	0	2,397	0	2,397
South Korea
Sovereign Issues	0	1,707	0	1,707
Spain
Sovereign Issues	0	14,885	0	14,885
Sweden
Corporate Bonds & Notes	0	4,756	0	4,756
Switzerland
Corporate Bonds & Notes	0	4,196	0	4,196
Turkey
Sovereign Issues	0	13,697	0	13,697
United Kingdom
Corporate Bonds & Notes	0	34,952	0	34,952
Non-Agency Mortgage-Backed Securities	0	33,361	0	33,361
Sovereign Issues	0	36,023	0	36,023
United States
Asset-Backed Securities	0	70,126	0	70,126
Bank Loan Obligations	0	1,607	0	1,607
Corporate Bonds & Notes	0	46,170	14,861	61,031
Municipal Bonds & Notes	0	14,913	0	14,913
Non-Agency Mortgage-Backed Securities	0	46,119	0	46,119

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
U.S. Government Agencies	$0	$178,643	$0	$178,643
U.S. Treasury Obligations	0	56,336	0	56,336
Short-Term Instruments
Certificates of Deposit	0	1,806	0	1,806
Japan Treasury Bills	0	95,594	0	95,594
U.S. Treasury Bills	0	4,224	0	4,224

	$0	$1,019,732	$15,853	$1,035,585

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$167	$0	$0	$167

Total Investments	$167	$1,019,732	$15,853	$1,035,752

Short Sales, at Value - Liabilities
U.S. Government Agencies	0	(4,710)	0	(4,710)
U.S. Treasury Obligations	0	(11,047)	0	(11,047)

	$0	$(15,757)	$0	$(15,757)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	484	1,490	0	1,974
Over the counter	0	11,542	0	11,542

	$484	$13,032	$0	$13,516

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(909)	(607)	0	(1,516)
Over the counter	0	(20,594)	0	(20,594)

	$(909)	$(21,201)	$0	$(22,110)

Totals	$(258)	$995,806	$15,853	$1,011,401

There were no significant transfers between Level 1 and 2 during the period ended September 30, 2016.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2016:

Category and Subcategory	Beginning Balance at 03/31/2016	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2016	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2016 (1)
Investments in Securities, at Value
China
Sovereign Issues	$0	$0	$0	$0	$0	$0	$438	$0	$438	$0
Portugal
Corporate Bonds & Notes	0	0	0	0	0	0	554	0	554	0
United States
Corporate Bonds & Notes	14,683	0	0	0	0	178	0	0	14,861	178

Totals	$14,683	$0	$0	$0	$0	$178	$992	$0	$15,853	$178

116	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2016	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
China
Sovereign Issues	$438	Proxy Pricing	Base Price	106.70
Portugal
Corporate Bonds & Notes	554	Indicative Market Quotation	Broker Quote	23.50
United States
Corporate Bonds & Notes	14,861	Proxy Pricing	Base Price	99.75

Total	$15,853

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2016 may be due to an investment no longer held or categorized as Level 3 at period end.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	117

Schedule of Investments PIMCO Global Bond Fund (Unhedged)

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 134.5%

AUSTRALIA 0.9%

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.4%
Puma SE
2.410% due 10/18/2045	AUD	1,135	$	864
2.520% due 05/13/2045		1,093		833
Swan Trust
2.920% due 04/25/2041		830		638

				2,335

SOVEREIGN ISSUES 0.5%
Queensland Treasury Corp.
4.250% due 07/21/2023		3,000		2,600

Total Australia (Cost $5,702)				4,935

BELGIUM 0.2%

CORPORATE BONDS & NOTES 0.2%
KBC Bank NV
8.000% due 01/25/2023		$1,200		1,277

Total Belgium (Cost $1,282)				1,277

BRAZIL 2.9%

CORPORATE BONDS & NOTES 0.6%
Petrobras Global Finance BV
3.737% due 03/17/2020		$2,400		2,352
8.375% due 05/23/2021		600		659

				3,011

SOVEREIGN ISSUES 2.3%
Brazil Letras do Tesouro Nacional
0.000% due 07/01/2017 (c)	BRL	43,600		12,258

Total Brazil (Cost $15,227)				15,269

CANADA 5.6%

CORPORATE BONDS & NOTES 0.6%
Bank of Nova Scotia
1.875% due 04/26/2021		$1,900		1,914
Royal Bank of Canada
2.300% due 03/22/2021		1,400		1,440

				3,354

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.4%
Canadian Mortgage Pools
1.001% due 06/01/2020	CAD	595		450
1.201% due 07/01/2020		1,657		1,261
1.201% due 08/01/2020		537		408

				2,119

SOVEREIGN ISSUES 4.6%
Canada Government International Bond
1.500% due 12/01/2044 (d)		1,004		1,039
Province of Alberta
1.250% due 06/01/2020		2,300		1,764
2.350% due 06/01/2025 (g)		2,400		1,904
Province of British Columbia
4.300% due 06/18/2042		700		708
Province of Ontario
2.400% due 06/02/2026		2,700		2,158
2.600% due 06/02/2025 (g)		12,300		10,029
3.500% due 06/02/2024 (g)		2,000		1,731
6.200% due 06/02/2031		300		337
Province of Quebec
2.750% due 08/25/2021		$3,400		3,584

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
3.000% due 09/01/2023	CAD	1,500	$	1,253

				24,507

Total Canada (Cost $29,366)				29,980

CHINA 0.1%

SOVEREIGN ISSUES 0.1%
China Development Bank Corp.
5.840% due 01/03/2019	CNY	560		90
China Government International Bond
3.380% due 05/23/2023		600		94
4.080% due 08/22/2023		600		97

Total China (Cost $278)				281

DENMARK 8.1%

CORPORATE BONDS & NOTES 8.1%
BRFkredit A/S
3.000% due 10/01/2047	DKK	2,200		344
Nordea Kredit Realkreditaktieselskab
2.000% due 10/01/2017		8,700		1,341
2.500% due 10/01/2037		2,000		313
2.500% due 10/01/2047		3,557		549
3.000% due 10/01/2047		3,723		583
Nykredit Realkredit A/S
1.000% due 10/01/2016		38,400		5,794
1.000% due 04/01/2017		4,900		745
1.000% due 07/01/2017		8,900		1,357
2.000% due 10/01/2017		18,800		2,902
2.000% due 10/01/2037		6,859		1,062
2.500% due 10/01/2037		21,516		3,356
2.500% due 10/01/2047		37,324		5,764
3.000% due 10/01/2047		28,470		4,446
Realkredit Danmark A/S
1.000% due 04/01/2017		15,800		2,401
2.000% due 04/01/2017		39,300		6,001
2.000% due 10/01/2037		5,504		848
2.500% due 10/01/2037		9,745		1,524
2.500% due 10/01/2047		12,710		1,963
3.000% due 10/01/2047		9,485		1,485

Total Denmark (Cost $41,951)				42,778

FRANCE 4.8%

CORPORATE BONDS & NOTES 1.1%
Credit Agricole S.A.
8.125% due 09/19/2033		$1,100		1,191
Dexia Credit Local S.A.
1.875% due 03/28/2019		1,800		1,810
1.875% due 09/15/2021		2,700		2,699

				5,700

SOVEREIGN ISSUES 3.7%
France Government International Bond
3.250% due 05/25/2045	EUR	500		881
4.500% due 04/25/2041		9,100		18,511

				19,392

Total France (Cost $21,281)				25,092

GERMANY 0.6%

CORPORATE BONDS & NOTES 0.6%
Commerzbank AG
6.000% due 11/30/2016	AUD	2,200		1,691
KFW
5.000% due 03/19/2024		100		90
Landwirtschaftliche Rentenbank
4.250% due 01/24/2023		400		339
5.375% due 04/23/2024	NZD	1,500		1,263

Total Germany (Cost $3,954)				3,383

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
GREECE 0.5%

CORPORATE BONDS & NOTES 0.5%
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	1,600	$	1,770
5.014% due 12/27/2017		1,000		1,083

Total Greece (Cost $2,657)				2,853

GUERNSEY, CHANNEL ISLANDS 0.2%

CORPORATE BONDS & NOTES 0.2%
Credit Suisse Group Funding Guernsey Ltd.
3.800% due 06/09/2023		$1,200		1,218

Total Guernsey, Channel Islands (Cost $1,197)				1,218

IRELAND 0.0%

ASSET-BACKED SECURITIES 0.0%
Mercator CLO PLC
0.000% due 02/18/2024	EUR	66		74

Total Ireland (Cost $84)				74

ITALY 3.8%

CORPORATE BONDS & NOTES 1.2%
Banca Carige SpA
3.875% due 10/24/2018	EUR	2,800		3,349
Intesa Sanpaolo SpA
5.017% due 06/26/2024		$400		366
5.710% due 01/15/2026		1,100		1,042
Telecom Italia SpA
6.375% due 06/24/2019	GBP	1,000		1,439

				6,196

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.4%
Berica ABS SRL
0.000% due 12/31/2055	EUR	85		95
Casa D’este Finance SRL
0.048% due 09/15/2040		509		568
Claris Finance SRL
0.208% due 10/31/2060		1,380		1,547

				2,210

SOVEREIGN ISSUES 2.2%
Italy Buoni Poliennali Del Tesoro
2.150% due 11/12/2017 (d)		1,005		1,153
3.250% due 09/01/2046		2,000		2,764
4.000% due 02/01/2037		3,000		4,573
Italy Government International Bond
6.000% due 08/04/2028	GBP	1,800		3,067

				11,557

Total Italy (Cost $20,005)				19,963

JAPAN 9.6%

CORPORATE BONDS & NOTES 0.6%
Mitsubishi UFJ Financial Group, Inc.
2.950% due 03/01/2021		$500		515
Sumitomo Mitsui Financial Group, Inc.
2.514% due 03/09/2021		2,700		2,783

				3,298

SOVEREIGN ISSUES 9.0%
Development Bank of Japan, Inc.
1.625% due 09/01/2021		1,600		1,598
Japan Finance Organization for Municipalities
2.125% due 04/13/2021		2,200		2,223

118	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
Japan Government International Bond
0.500% due 09/20/2046	JPY	380,000	$	3,792
1.400% due 09/20/2034		1,960,000		23,169
1.700% due 09/20/2032		1,270,000		15,550
Tokyo Metropolitan Government
2.000% due 05/17/2021		$1,100		1,112

				47,444

Total Japan (Cost $41,912)				50,742

JERSEY, CHANNEL ISLANDS 0.3%

CORPORATE BONDS & NOTES 0.3%
AA Bond Co. Ltd.
4.249% due 07/31/2043	GBP	1,100		1,543

Total Jersey, Channel Islands (Cost $1,662)				1,543

LUXEMBOURG 0.3%

ASSET-BACKED SECURITIES 0.0%
Penta CLO S.A.
0.067% due 06/04/2024	EUR	176		198

CORPORATE BONDS & NOTES 0.3%
Altice Financing S.A.
7.500% due 05/15/2026		$1,300		1,357

Total Luxembourg (Cost $1,528)				1,555

MULTINATIONAL 0.2%

CORPORATE BONDS & NOTES 0.2%
Preferred Term Securities Ltd.
1.350% due 03/23/2035		$1,563		1,180

Total Multinational (Cost $1,121)				1,180

NETHERLANDS 1.6%

ASSET-BACKED SECURITIES 0.1%
Panther CDO BV
0.148% due 10/15/2084	EUR	300		331

CORPORATE BONDS & NOTES 1.5%
Cooperatieve Rabobank UA
2.500% due 01/19/2021		$500		513
8.400% due 06/29/2017 (e)		1,800		1,877
ING Bank NV
2.625% due 12/05/2022		4,200		4,359
Ziggo Secured Finance BV
3.750% due 01/15/2025	EUR	800		902

				7,651

Total Netherlands (Cost $7,840)				7,982

NORWAY 0.1%

CORPORATE BONDS & NOTES 0.1%
DNB Bank ASA
2.375% due 06/02/2021		$400		407

Total Norway (Cost $400)				407

POLAND 0.0%

SOVEREIGN ISSUES 0.0%
Poland Government International Bond
3.250% due 07/25/2025	PLN	100		27

Total Poland (Cost $30)				27

PORTUGAL 0.3%

CORPORATE BONDS & NOTES 0.3%
Banco Espirito Santo S.A.
4.000% due 01/21/2019 ^	EUR	600		158

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
Novo Banco S.A.
5.000% due 04/04/2019	EUR	600	$	465
5.000% due 04/23/2019		276		216
5.000% due 05/21/2019		600		477

Total Portugal (Cost $2,363)				1,316

QATAR 0.1%

SOVEREIGN ISSUES 0.1%
Qatar Government International Bond
4.625% due 06/02/2046		$600		657

Total Qatar (Cost $586)				657

SLOVENIA 3.7%

SOVEREIGN ISSUES 3.7%
Slovenia Government International Bond
4.125% due 02/18/2019		$5,100		5,386
4.700% due 11/01/2016	EUR	4,600		5,187
5.250% due 02/18/2024		$5,200		6,116
5.500% due 10/26/2022		1,500		1,754
5.850% due 05/10/2023		1,000		1,199

Total Slovenia (Cost $19,655)				19,642

SPAIN 3.2%

CORPORATE BONDS & NOTES 0.2%
Banco Popular Espanol S.A.
8.250% due 04/10/2020 (e)	EUR	600		612
Banco Santander S.A.
6.250% due 09/11/2021 (e)		500		505

				1,117

SOVEREIGN ISSUES 3.0%
Autonomous Community of Catalonia
4.300% due 11/15/2016		1,700		1,918
4.750% due 06/04/2018		950		1,109
4.900% due 09/15/2021		450		521
4.950% due 02/11/2020		1,100		1,318
Autonomous Community of Madrid
4.125% due 05/21/2024		1,300		1,819
4.688% due 03/12/2020		1,000		1,299
Instituto de Credito Oficial
5.000% due 04/10/2017		$200		204
Spain Government International Bond
2.150% due 10/31/2025	EUR	650		815
2.900% due 10/31/2046		3,610		4,893
4.900% due 07/30/2040		1,200		2,161

				16,057

Total Spain (Cost $15,556)				17,174

SUPRANATIONAL 0.7%

CORPORATE BONDS & NOTES 0.7%
African Development Bank
5.250% due 03/23/2022	AUD	4,200		3,673

Total Supranational (Cost $4,367)				3,673

SWEDEN 0.5%

CORPORATE BONDS & NOTES 0.5%
Stadshypotek AB
2.500% due 09/18/2019	SEK	11,000		1,385
Swedbank AB
2.200% due 03/04/2020		$700		708
Swedbank Hypotek AB
3.750% due 12/20/2017	SEK	4,300		527

Total Sweden (Cost $2,795)				2,620

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
SWITZERLAND 0.5%

CORPORATE BONDS & NOTES 0.4%
Credit Suisse AG
6.500% due 08/08/2023		$1,000	$	1,087
UBS AG
7.250% due 02/22/2022		800		814

				1,901

SOVEREIGN ISSUES 0.1%
Switzerland Government Bond
3.500% due 04/08/2033	CHF	300		509

Total Switzerland (Cost $2,361)				2,410

UNITED KINGDOM 9.7%

CORPORATE BONDS & NOTES 4.5%
Barclays Bank PLC
7.625% due 11/21/2022		$2,400		2,671
7.750% due 04/10/2023		200		210
Barclays PLC
2.917% due 08/10/2021		1,400		1,430
6.500% due 09/15/2019 (e)	EUR	2,000		2,104
8.000% due 12/15/2020 (e)		1,300		1,466
Co-operative Group Holdings Ltd.
6.875% due 07/08/2020	GBP	400		603
HBOS PLC
1.535% due 09/06/2017		$1,500		1,497
HSBC Holdings PLC
4.300% due 03/08/2026		2,500		2,684
5.100% due 04/05/2021		900		996
Lloyds Bank PLC
2.050% due 01/22/2019		800		804
Lloyds Banking Group PLC
7.625% due 06/27/2023 (e)	GBP	600		797
7.875% due 06/27/2029 (e)		500		675
Royal Bank of Scotland Group PLC
8.000% due 08/10/2025 (e)		$300		283
8.625% due 08/15/2021 (e)		400		395
Santander UK Group Holdings PLC
2.875% due 08/05/2021		2,700		2,701
7.375% due 06/24/2022 (e)	GBP	400		513
Tesco PLC
5.125% due 04/10/2047	EUR	900		1,068
6.125% due 02/24/2022	GBP	1,550		2,303
Tesco Property Finance PLC
5.411% due 07/13/2044		296		387

				23,587

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.4%
Eurosail PLC
1.329% due 06/13/2045		1,374		1,581
Uropa Securities PLC
0.580% due 06/10/2059		355		436
0.730% due 06/10/2059		82		95
0.930% due 06/10/2059		64		72
1.130% due 06/10/2059		68		74

				2,258

SOVEREIGN ISSUES 4.8%
United Kingdom Gilt
3.500% due 01/22/2045		9,400		17,795
4.250% due 12/07/2040 (g)		3,100		6,293
4.750% due 12/07/2038		600		1,270

				25,358

Total United Kingdom (Cost $51,329)				51,203

UNITED STATES 54.3%

ASSET-BACKED SECURITIES 2.7%
AFC Home Equity Loan Trust
1.235% due 12/22/2027		$1		1

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	119

Schedule of Investments PIMCO Global Bond Fund (Unhedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Amortizing Residential Collateral Trust
1.225% due 10/25/2031		$20	$18
Amresco Residential Securities Corp. Mortgage Loan Trust
1.465% due 06/25/2029		54	51
Bear Stearns Asset-Backed Securities Trust
0.954% due 11/25/2035 ^		1,898	1,859
1.185% due 10/25/2032		11	10
1.325% due 10/27/2032		24	22
Citigroup Global Markets Mortgage Securities, Inc.
1.875% due 01/25/2032		31	29
Conseco Finance Securitizations Corp.
6.030% due 03/01/2033		6	6
Countrywide Asset-Backed Certificates
0.865% due 12/25/2036 ^		51	27
Countrywide Asset-Backed Certificates Trust
4.693% due 10/25/2035		263	271
Credit Suisse First Boston Mortgage Securities Corp.
1.145% due 01/25/2032		16	14
GSAMP Trust
0.955% due 11/25/2035 ^		3,256	2,037
Home Equity Mortgage Trust
6.000% due 01/25/2037 ^		429	187
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
0.645% due 04/25/2037		3,309	2,236
Morgan Stanley ABS Capital, Inc. Trust
0.595% due 10/25/2036		3,224	1,846
0.635% due 03/25/2037		2,051	1,075
Morgan Stanley Home Equity Loan Trust
0.875% due 04/25/2037		341	222
Renaissance Home Equity Loan Trust
7.238% due 09/25/2037 ^		823	505
Residential Asset Mortgage Products Trust
1.084% due 06/25/2032		16	15
Residential Asset Securities Corp. Trust
0.675% due 08/25/2036		291	287
1.025% due 07/25/2032 ^		41	37
1.125% due 06/25/2032 ^		21	17
SG Mortgage Securities Trust
0.674% due 10/25/2036		2,900	2,253
SLM Student Loan Trust
0.000% due 12/15/2023	EUR	1,310	1,436

			14,461

BANK LOAN OBLIGATIONS 0.2%
Charter Communications Operating LLC
3.500% due 01/24/2023		$1,294	1,303

CORPORATE BONDS & NOTES 5.6%
Ally Financial, Inc.
2.750% due 01/30/2017		1,400	1,404
3.600% due 05/21/2018		900	916
American International Group, Inc.
3.900% due 04/01/2026		1,800	1,909
Anheuser-Busch InBev Finance, Inc.
2.650% due 02/01/2021		700	723
3.300% due 02/01/2023		500	528
Bank of America Corp.
6.875% due 04/25/2018		1,500	1,618
Bank of New York Mellon Corp.
2.200% due 08/16/2023		2,700	2,695
Charter Communications Operating LLC
4.464% due 07/23/2022		600	649
4.908% due 07/23/2025		1,500	1,659
Citigroup, Inc.
1.763% due 06/07/2019		1,900	1,911
2.050% due 06/07/2019		400	403
Ford Motor Credit Co. LLC
1.605% due 01/09/2018		700	702
JPMorgan Chase & Co.
3.900% due 07/15/2025		1,000	1,080

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Kinder Morgan, Inc.
5.000% due 02/15/2021	$600	$649
Lehman Brothers Holdings, Inc.
6.875% due 05/02/2018 ^	6,100	476
Pricoa Global Funding
2.200% due 06/03/2021	400	406
SABMiller Holdings, Inc.
4.950% due 01/15/2042	1,000	1,173
Southern Co.
2.950% due 07/01/2023	1,100	1,140
Springleaf Finance Corp.
6.000% due 06/01/2020	1,200	1,233
6.900% due 12/15/2017	2,200	2,318
8.250% due 12/15/2020	2,900	3,190
Wells Fargo & Co.
2.600% due 07/22/2020	1,200	1,225
Zimmer Biomet Holdings, Inc.
3.150% due 04/01/2022	800	829
3.550% due 04/01/2025	600	620

		29,456

MUNICIPAL BONDS & NOTES 0.1%
California State General Obligation Bonds, (BABs), Series 2009
7.550% due 04/01/2039	200	321

NON-AGENCY MORTGAGE-BACKED SECURITIES 9.2%
Adjustable Rate Mortgage Trust
3.124% due 09/25/2035	82	68
American Home Mortgage Assets Trust
0.715% due 05/25/2046 ^	1,056	779
American Home Mortgage Investment Trust
2.920% due 10/25/2034	148	148
Banc of America Funding Trust
2.925% due 02/20/2036	702	691
3.002% due 01/20/2047 ^	93	79
Banc of America Mortgage Trust
3.222% due 05/25/2035 ^	632	596
Banc of America Re-REMIC Trust
5.679% due 02/17/2051	70	71
BCAP LLC Trust
1.229% due 01/26/2047	260	234
2.930% due 02/26/2036	85	85
5.250% due 04/26/2037	420	382
5.250% due 08/26/2037	331	342
Bear Stearns Adjustable Rate Mortgage Trust
2.460% due 08/25/2035	749	748
2.920% due 03/25/2035	748	753
2.957% due 10/25/2033	52	53
2.962% due 08/25/2033	68	69
2.973% due 05/25/2034	53	49
3.019% due 08/25/2033	10	10
3.124% due 05/25/2034	120	116
3.128% due 03/25/2035	119	120
3.156% due 02/25/2034	9	9
3.165% due 05/25/2047 ^	353	321
3.495% due 11/25/2034	85	84
Bear Stearns ALT-A Trust
3.142% due 09/25/2035	657	569
3.465% due 11/25/2036 ^	229	192
Bear Stearns Structured Products, Inc. Trust
2.966% due 01/26/2036	1,055	845
Chase Mortgage Finance Trust
3.023% due 02/25/2037	162	163
Citicorp Mortgage Securities Trust
6.000% due 04/25/2037 ^	44	42
Citigroup Global Markets Mortgage Securities, Inc.
1.025% due 05/25/2032	7	7
Citigroup Mortgage Loan Trust, Inc.
3.043% due 08/25/2035	130	128
3.296% due 09/25/2037 ^	1,261	1,160
Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
2.908% due 09/25/2035 ^	1,385	1,197

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Countrywide Alternative Loan Trust
0.715% due 09/25/2046 ^	$1,030	$797
0.735% due 07/25/2046 ^	47	35
0.875% due 05/25/2037 ^	307	168
1.931% due 11/25/2035	198	157
2.471% due 11/25/2035	152	125
2.985% due 02/25/2037 ^	602	522
5.250% due 06/25/2035 ^	112	104
6.000% due 01/25/2037 ^	626	528
6.250% due 08/25/2037 ^	141	125
Countrywide Home Loan Mortgage Pass-Through Trust
1.165% due 03/25/2035	1,244	995
1.185% due 02/25/2035	212	185
1.285% due 09/25/2034	12	11
2.725% due 11/25/2034	121	115
2.834% due 11/25/2035 ^	22	18
3.043% due 04/20/2035	33	33
3.175% due 08/25/2034 ^	26	22
3.200% due 11/19/2033	7	7
Credit Suisse First Boston Mortgage Securities Corp.
1.675% due 03/25/2034 ^	77	75
2.678% due 07/25/2033	20	19
2.969% due 08/25/2033	80	80
6.500% due 04/25/2033	22	23
DBUBS Mortgage Trust
0.385% due 11/10/2046 (a)	4,700	58
1.042% due 11/10/2046 (a)	4,602	102
First Horizon Mortgage Pass-Through Trust
2.980% due 08/25/2035	121	106
General Motors Acceptance Corp.
7.430% due 12/01/2021	3	3
GMAC Mortgage Corp. Loan Trust
3.495% due 06/25/2034	18	18
GreenPoint Mortgage Funding Trust
0.705% due 01/25/2037	278	227
0.725% due 10/25/2046	1,275	939
0.735% due 04/25/2036	307	260
Greenpoint Mortgage Pass-Through Certificates
3.279% due 10/25/2033	13	13
GS Mortgage Securities Trust
2.456% due 11/10/2045 (a)	5,447	456
GSR Mortgage Loan Trust
2.220% due 03/25/2033	42	41
2.917% due 09/25/2035	81	82
HarborView Mortgage Loan Trust
0.711% due 07/19/2046 ^	1,326	769
0.721% due 09/19/2037	495	400
1.357% due 12/19/2036 ^	490	414
2.894% due 05/19/2033	89	87
3.098% due 07/19/2035	41	37
IndyMac Mortgage Loan Trust
0.715% due 09/25/2046	1,077	896
0.725% due 11/25/2046	1,389	1,097
2.861% due 12/25/2034	50	47
JPMorgan Alternative Loan Trust
0.765% due 10/25/2036	3,231	2,713
5.500% due 11/25/2036 ^	3	2
JPMorgan Chase Commercial Mortgage Securities Trust
1.377% due 12/15/2047 (a)	18,890	999
JPMorgan Mortgage Trust
2.503% due 11/25/2033	51	49
2.750% due 11/25/2035	60	57
Luminent Mortgage Trust
0.694% due 12/25/2036	1,793	1,539
MASTR Alternative Loan Trust
0.925% due 03/25/2036	178	37
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.964% due 12/15/2030	168	161
Merrill Lynch Mortgage Investors Trust
0.735% due 02/25/2036	56	51
0.775% due 08/25/2036	6	6
2.228% due 10/25/2035	369	358
2.625% due 02/25/2033	69	66
Merrill Lynch/Countrywide Commercial Mortgage Trust
6.069% due 08/12/2049	2,627	2,684

120	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Morgan Stanley Bank of America Merrill Lynch Trust
1.450% due 05/15/2046 (a)	$13,634	$714
Residential Accredit Loans, Inc. Trust
0.675% due 02/25/2047	526	303
0.755% due 05/25/2037 ^	136	34
Residential Asset Securitization Trust
0.975% due 12/25/2036 ^	218	58
6.250% due 10/25/2036 ^	640	573
6.500% due 08/25/2036 ^	532	304
Residential Funding Mortgage Securities, Inc. Trust
3.428% due 09/25/2035 ^	96	76
6.500% due 03/25/2032	10	10
Sequoia Mortgage Trust
0.882% due 07/20/2033	246	231
1.231% due 10/19/2026	80	79
2.925% due 04/20/2035	1,026	1,065
Structured Adjustable Rate Mortgage Loan Trust
2.986% due 12/25/2035	1,800	1,477
2.993% due 04/25/2034	148	147
3.052% due 02/25/2034	74	74
3.202% due 09/25/2034	155	154
Structured Asset Mortgage Investments Trust
0.715% due 07/25/2046 ^	287	240
0.735% due 05/25/2036	451	350
0.781% due 07/19/2035	975	877
1.111% due 07/19/2034	63	62
Thornburg Mortgage Securities Trust
0.655% due 06/25/2037	1,550	1,467
2.781% due 06/25/2047 ^	632	569
5.750% due 06/25/2037	932	900
UBS-Barclays Commercial Mortgage Trust
1.920% due 12/10/2045 (a)	13,302	1,021
UBS-Citigroup Commercial Mortgage Trust
2.290% due 01/10/2045 (a)	3,896	355
WaMu Mortgage Pass-Through Certificates Trust
0.815% due 07/25/2045	419	401
0.835% due 01/25/2045	241	232
2.193% due 09/25/2046	1,689	1,602
2.193% due 10/25/2046	57	52
2.193% due 11/25/2046	502	450
2.482% due 03/25/2033	259	260
2.751% due 08/25/2034	327	326
2.771% due 03/25/2034	189	190
2.784% due 03/25/2035	239	241
2.784% due 04/25/2035	1,208	1,198
2.821% due 06/25/2033	43	43
5.997% due 08/25/2046 ^	936	855
Washington Mutual Mortgage Pass-Through Certificates Trust
0.975% due 04/25/2035	1,461	1,092
1.277% due 04/25/2047 ^	138	12
1.447% due 07/25/2046 ^	280	189
Wells Fargo Mortgage-Backed Securities Trust
2.953% due 06/25/2035	539	554
Wells Fargo-RBS Commercial Mortgage Trust
1.585% due 03/15/2045 (a)	13,372	724

		48,589

	SHARES
PREFERRED SECURITIES 0.0%
Navient Corp. CPI Linked Security
3.056% due 01/16/2018	9,000	223

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 28.7%
Fannie Mae
0.725% due 10/27/2037	$1,147	$1,145
0.925% due 06/25/2036	61	61
0.955% due 11/25/2040	788	789
0.975% due 11/25/2040 - 01/25/2044	2,040	2,034
1.025% due 10/25/2040 - 12/25/2040	1,974	1,977
2.261% due 12/01/2034	156	163
2.695% due 11/01/2023	3	3
2.746% due 03/01/2024	3	3
2.808% due 11/01/2034	938	992
2.898% due 05/01/2035	57	59
3.490% due 12/01/2020	897	961
3.730% due 01/01/2018	1,000	1,000
4.500% due 08/01/2023 - 07/01/2045	5,148	5,642
6.500% due 11/01/2036	352	382
Fannie Mae, TBA
3.000% due 11/01/2046 - 12/01/2046	46,200	47,907
3.500% due 10/01/2031 - 11/01/2046	45,500	47,982
4.000% due 11/01/2046	5,000	5,364
Freddie Mac
0.844% due 01/15/2038	1,109	1,104
1.001% due 09/25/2022 (a)	5,104	218
1.124% due 12/15/2037 - 07/15/2040	856	861
1.156% due 11/25/2022 (a)	6,014	311
1.452% due 08/25/2019 (a)	8,145	273
1.548% due 11/25/2019 (a)	7,209	274
1.689% due 10/25/2044	1,470	1,502
1.955% due 01/15/2038 (a)	1,109	69
2.720% due 02/01/2029	60	63
2.771% due 04/01/2037	39	41
2.829% due 05/01/2023	13	13
6.000% due 12/15/2024	43	49
7.400% due 02/01/2021	10	10
Freddie Mac, TBA
3.000% due 11/01/2046	8,000	8,297
3.500% due 11/01/2046	10,000	10,538
Ginnie Mae
1.130% due 02/16/2030	64	64
1.875% due 07/20/2022 - 09/20/2026	45	45
2.000% due 12/20/2023 - 01/20/2030	89	93
2.125% due 05/20/2022 - 05/20/2030	61	63
6.000% due 08/20/2034	4,483	5,157
NCUA Guaranteed Notes
0.889% due 11/06/2017	6,059	6,061

		151,570

U.S. TREASURY OBLIGATIONS 7.8%
U.S. Treasury Bonds
3.750% due 11/15/2043 (k)	5,000	6,527
U.S. Treasury Inflation Protected Securities (d)
0.125% due 01/15/2022 (g)(i)	1,701	1,739
0.125% due 07/15/2022 (g)(i)(k)	10,256	10,515
0.125% due 01/15/2023 (g)(i)	19,913	20,259
0.125% due 07/15/2024 (i)(k)	608	618

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.375% due 01/15/2027 (k)		$1,074	$1,320

			40,978

Total United States (Cost $284,518)			286,901

SHORT-TERM INSTRUMENTS 21.7%

CERTIFICATES OF DEPOSIT 0.2%
Barclays Bank PLC
1.641% due 09/08/2017		$1,100	1,104

REPURCHASE AGREEMENTS (f) 0.2%
			913

JAPAN TREASURY BILLS 21.0%
(0.274)% due 10/11/2016 - 12/12/2016 (b)(c)	JPY	11,220,000	110,683

U.S. TREASURY BILLS 0.3%
0.431% due 03/02/2017 - 03/09/2017 (b)(c)(k)		$1,317	1,315

Total Short-Term Instruments (Cost $112,562)			114,015

Total Investments in Securities (Cost $693,569)			710,150

		SHARES
INVESTMENTS IN AFFILIATES 0.5%

SHORT-TERM INSTRUMENTS 0.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.5%
PIMCO Short-Term Floating NAV Portfolio III		249,587	2,467

Total Short-Term Instruments (Cost $2,467)			2,467

Total Investments in Affiliates (Cost $2,467)			2,467

Total Investments 135.0% (Cost $696,036)			$712,617

Financial Derivative Instruments (h)(j) (1.2)% (Cost or Premiums, net $(1,072))			(6,372)

Other Assets and Liabilities, net (33.8)%			(178,505)

Net Assets 100.0%			$527,740

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	121

Schedule of Investments PIMCO Global Bond Fund (Unhedged) (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	09/30/2016	10/03/2016	$913	U.S. Treasury Bonds 8.000% due 11/15/2021 (2)	$(932)	$913	$913

Total Repurchase Agreements						$(932)	$913	$913

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (3)	Borrowing Date	Maturity Date	Amount Borrowed (3)		Payable for Reverse Repurchase Agreements
BOS	0.900%	09/16/2016	10/07/2016	$	(617)	$(617)
BPS	0.550	08/10/2016	11/10/2016	GBP	(4,917)	(6,379)
BSN	0.600	07/25/2016	10/25/2016	$	(10,999)	(11,012)
	0.600	08/01/2016	10/31/2016		(6,269)	(6,276)
	0.600	08/02/2016	10/28/2016		(5,151)	(5,156)
GRE	0.650	08/16/2016	10/17/2016		(2,607)	(2,609)
	0.680	09/08/2016	10/11/2016		(3,340)	(3,341)
MEI	0.900	09/12/2016	10/20/2016	CAD	(13,030)	(9,937)
	0.950	09/14/2016	10/24/2016		(1,055)	(805)

Total Reverse Repurchase Agreements						$(46,132)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate (3)	Borrowing Date	Maturity Date	Amount Borrowed (3)		Payable for Sale-Buyback Transactions (4)
BPG	0.640%	07/29/2016	10/28/2016	$	(2,373)	$(2,376)
GSC	0.800	09/13/2016	10/13/2016		(4,699)	(4,701)
	0.980	09/21/2016	10/21/2016		(586)	(586)
MYI	(0.400)	08/18/2016	10/12/2016	EUR	(11,020)	(12,476)
	0.500	09/23/2016	11/10/2016	GBP	(448)	(581)
TDM	0.610	09/14/2016	10/24/2016	CAD	(1,304)	(991)
	0.770	08/09/2016	10/07/2016		(2,836)	(2,157)
	0.830	09/08/2016	10/18/2016		(3,764)	(2,919)
	0.890	09/20/2016	10/21/2016		(2,757)	(2,089)

Total Sale-Buyback Transactions						$(28,876)

(3)	The average amount of borrowings outstanding during the period ended September 30, 2016 was $(29,225) at a weighted average interest rate of 0.513%.
(4)	Payable for sale-buyback transactions includes $(4) of deferred price drop.

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES AND U.S. TREASURY OBLIGATIONS

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales (5)
Fannie Mae, TBA	4.500%	10/01/2046	$8,400	$(9,164)	$(9,201)
U.S. Treasury Bonds	4.500	02/15/2036	5,000	(7,263)	(7,081)

Total Short Sales				$(16,427)	$(16,282)

(5)	Payable for short sales includes $31 of accrued interest.

122	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2016:

(g)	Securities with an aggregate market value of $74,886 have been pledged as collateral under the terms of the following master agreements as of September 30, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure (6)
Global/Master Repurchase Agreement
BOS	$0	$(617)	$0	$0	$(617)	$624	$7
BPS	0	(6,379)	0	0	(6,379)	6,293	(86)
BSN	0	(22,444)	0	0	(22,444)	22,643	199
GRE	0	(5,950)	0	0	(5,950)	5,995	45
MEI	0	(10,742)	0	0	(10,742)	10,810	68
SSB	913	0	0	0	913	(932)	(19)

Master Securities Forward Transaction Agreement
BCY	0	0	0	(3,541)	(3,541)	0	(3,541)
BPG	0	0	(2,376)	0	(2,376)	2,300	(76)
GSC	0	0	(5,287)	0	(5,287)	5,295	8
MYI	0	0	(13,057)	0	(13,057)	12,773	(284)
TDM	0	0	(8,156)	(3,540)	(11,696)	8,153	(3,543)

Total Borrowings and Other Financing Transactions	$913	$(46,132)	$(28,876)	$(7,081)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$(10,741)	$(6,379)	$0	$(17,120)
U.S. Treasury Obligations	$0	$(22,736)	$(6,276)	$0	$(29,012)

Total	$0	$(33,477)	$(12,655)	$0	$(46,132)

Sale-Buyback Transactions
Sovereign Issues	0	(20,632)	(581)	0	(21,213)
U.S. Treasury Obligations	0	(7,663)	0	0	(7,663)

Total	$0	$(28,295)	$(581)	$0	$(28,876)

Total Borrowings	$0	$(61,772)	$(13,236)	$0	$(75,008)

Gross amount of recognized liabilities for reverse repurchase agreements and sale-buyback financing transactions					$(75,008)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 5-Year Note December Futures	$112.000	11/25/2016	889	$8	$1
Put - CBOT U.S. Treasury 10-Year Note December Futures	114.000	11/25/2016	348	3	0

				$11	$1

Total Purchased Options				$11	$1

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	123

Schedule of Investments PIMCO Global Bond Fund (Unhedged) (Cont.)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2017	326	$(182)	$16	$0
Canada Government 10-Year Bond December Futures	Short	12/2016	16	(4)	10	(4)
Euro-Bobl December Futures	Long	12/2016	33	21	0	(6)
Euro-BONO December Futures December Futures	Short	12/2016	36	(40)	12	(18)
Euro-BTP Italy Government Bond December Futures	Long	12/2016	34	0	12	(12)
Euro-Bund 10-Year Bond December Futures	Short	12/2016	13	(33)	7	0
Euro-Buxl 30-Year Bond December Futures	Short	12/2016	6	(22)	10	0
Euro-Schatz December Futures	Long	12/2016	237	31	0	(8)
Japan Government 10-Year Bond December Futures	Long	12/2016	15	114	4	(7)
Put Options Strike @ EUR 111.400 on Euro-Schatz December Futures	Long	11/2016	237	0	0	0
U.S. Treasury 5-Year Note December Futures	Long	12/2016	889	25	0	(187)
U.S. Treasury 10-Year Note December Futures	Long	12/2016	561	(71)	0	(237)
U.S. Treasury Ultra Long-Term Bond December Futures	Long	12/2016	100	(368)	0	(216)
United Kingdom Long Gilt December Futures	Long	12/2016	94	(122)	0	(111)

Total Futures Contracts				$(651)	$71	$(806)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

	Fixed (Pay) Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Unrealized Appreciation	Variation Margin
Index/Tranches							Asset	Liability
iTraxx Europe Main 26 5-Year Index	(1.000)%	12/20/2021	EUR	25,700	$(421)	$30	$0	$(18)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

	Fixed Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized Appreciation	Variation Margin
Index/Tranches						Asset	Liability
CDX.IG-25 5-Year Index	1.000%	12/20/2020	$15,200	$200	$222	$21	$0
CDX.IG-26 5-Year Index	1.000	06/20/2021	37,100	539	160	58	0

				$739	$382	$79	$0

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month CAD-Bank Bill	2.200%	06/16/2026	CAD	13,700	$(973)	$(360)	$58	$0
Pay	3-Month CHF-LIBOR	0.050	03/16/2026	CHF	1,400	51	52	0	(1)
Pay	3-Month SEK-STIBOR	1.080	01/26/2025	SEK	3,400	25	36	0	0
Pay	3-Month SEK-STIBOR	1.085	01/26/2025		4,000	30	42	0	0
Receive	3-Month USD-LIBOR	1.250	06/15/2018	$	20,500	(157)	(39)	4	0
Receive	3-Month USD-LIBOR	2.000	12/16/2020		7,900	(323)	(128)	10	0
Receive	3-Month USD-LIBOR	2.000	06/15/2021		10,300	(449)	(38)	16	0
Receive	3-Month USD-LIBOR*	1.500	12/21/2021		4,900	(66)	3	9	0
Receive	3-Month USD-LIBOR	2.300	01/13/2023		8,200	(542)	(253)	21	0
Receive	3-Month USD-LIBOR	2.000	06/15/2023		25,600	(1,339)	(115)	68	0
Receive	3-Month USD-LIBOR*	1.750	12/21/2023		89,800	(2,552)	188	276	0

124	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month USD-LIBOR*	1.750%	12/21/2026	$	7,100	$157	$(16)	$0	$(38)
Pay	3-Month USD-LIBOR	2.500	12/16/2035		100	14	13	0	(1)
Receive	3-Month USD-LIBOR*	2.098	07/01/2041		6,000	(12)	(12)	17	0
Receive	3-Month USD-LIBOR*	1.768	12/15/2046		3,300	31	41	58	0
Pay	3-Month ZAR-JIBAR*	8.500	03/15/2027	ZAR	10,000	17	18	0	0
Receive	6-Month AUD-BBR-BBSW	3.500	12/17/2025	AUD	1,800	(175)	(129)	0	(5)
Receive	6-Month AUD-BBR-BBSW	3.250	06/17/2026		100	(8)	(8)	0	0
Receive	6-Month EUR-EURIBOR*	0.000	03/15/2019	EUR	11,900	(62)	(4)	3	0
Pay	6-Month EUR-EURIBOR*	0.000	03/15/2022		25,900	172	93	0	(17)
Pay	6-Month EUR-EURIBOR	1.000	11/30/2025		7,400	702	581	0	(3)
Pay	6-Month EUR-EURIBOR*	0.500	03/15/2027		29,400	607	413	0	(6)
Receive	6-Month EUR-EURIBOR*	1.250	03/15/2047		12,950	(1,982)	(843)	28	0
Pay	6-Month GBP-LIBOR*	0.500	03/15/2022	GBP	200	0	1	0	0
Receive	6-Month GBP-LIBOR*	0.750	03/15/2027		10,200	61	(166)	55	0
Receive	6-Month GBP-LIBOR	1.050	09/05/2046		1,900	(43)	(29)	50	0
Receive	6-Month GBP-LIBOR*	1.020	10/05/2046		500	(6)	(6)	13	0
Receive	6-Month GBP-LIBOR*	1.500	03/15/2047		4,400	(780)	(25)	124	0
Pay	6-Month JPY-LIBOR	0.150	03/22/2018	JPY	1,990,000	64	50	1	0
Receive	6-Month JPY-LIBOR	0.500	09/17/2021		1,940,000	(579)	(322)	0	0
Pay	6-Month JPY-LIBOR	1.000	12/18/2025		1,420,000	1,315	88	0	(16)
Pay	6-Month JPY-LIBOR	0.300	03/18/2026		2,790,000	711	100	0	(31)
Pay	6-Month JPY-LIBOR	0.000	09/20/2026		380,000	(19)	14	0	(5)
Pay	6-Month JPY-LIBOR	1.250	06/17/2035		120,000	206	180	0	(4)
Receive	6-Month JPY-LIBOR	1.500	12/21/2045		1,070,000	(3,196)	56	84	0
Receive	6-Month JPY-LIBOR	0.500	09/20/2046		130,000	(14)	6	10	0
Pay	28-Day MXN-TIIE	5.615	06/02/2020	MXN	34,900	(22)	(65)	0	(5)
Pay	28-Day MXN-TIIE	5.570	01/31/2023		8,000	(14)	(9)	0	(1)

						$(9,150)	$(592)	$905	$(133)

Total Swap Agreements						$(8,832)	$(180)	$984	$(151)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2016:

(i)	Securities with an aggregate market value of $3,066 and cash of $6,372 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$1	$71	$984	$1,056	$0	$(806)	$(151)	$(957)

(j) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	10/2016		$277	CAD	365	$1	$0
	11/2016	JPY	17,100		$170	1	0
	11/2016		$901	EUR	797	0	(4)
	11/2016		122	IDR	1,621,161	2	0
BOA	10/2016	BRL	21,387		$6,293	9	(292)
	10/2016	CAD	7,723		5,983	96	0
	10/2016	CNH	42,125		6,284	0	(23)
	10/2016	DKK	2,805		422	0	(2)
	10/2016	RUB	56,294		868	0	(26)
	10/2016	TRY	2,485		828	0	0
	10/2016		$6,548	BRL	21,387	29	0
	10/2016		4,665	DKK	30,993	11	0
	11/2016		1,047	PLN	4,094	23	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	125

Schedule of Investments PIMCO Global Bond Fund (Unhedged) (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	11/2016		$994	ZAR	13,991	$19	$0
	01/2017	CNY	10,989		$1,585	0	(51)
	01/2017	DKK	49,100		7,422	0	(20)
	01/2017		$2,042	CNY	13,535	0	(27)
	04/2017	DKK	30,993		$4,704	0	(13)
	07/2017		23,715		3,584	0	(42)
BPS	10/2016	CNH	2,486		377	5	0
	10/2016		$377	CNY	2,488	0	(4)
	11/2016	EUR	2,238		$2,506	0	(13)
	11/2016	GBP	699		908	1	0
	11/2016		$1,499	EUR	1,323	0	(10)
	11/2016		1,763	GBP	1,359	0	(1)
	01/2017	CNY	16,140		$2,332	0	(71)
	07/2017	DKK	9,085		1,397	8	0
BRC	10/2016	BRL	27,600		7,194	0	(1,293)
	10/2016		$8,502	BRL	27,600	0	(16)
	11/2016	SGD	1,050		$784	14	0
CBK	10/2016	CNH	917		137	0	(1)
	10/2016	JPY	820,000		8,143	54	0
	10/2016		$2,869	CAD	3,700	0	(49)
	10/2016		3,187	MXN	57,866	0	(208)
	11/2016	EUR	1,462		$1,652	7	0
	11/2016	GBP	2,648		3,448	16	(3)
	11/2016	JPY	30,600		296	0	(6)
	11/2016		$1,981	CHF	1,923	3	0
	11/2016		1,131	EUR	1,006	1	0
	11/2016		2,261	GBP	1,700	0	(56)
	11/2016		1,268	KRW	1,418,638	19	0
	11/2016		1,488	SEK	12,605	0	(16)
	11/2016		3,221	SGD	4,323	0	(50)
	01/2017		948	RUB	68,635	116	0
DUB	10/2016	BRL	4,000		$1,232	2	0
	10/2016		$1,215	BRL	4,000	15	0
	11/2016		679	ILS	2,593	14	0
	11/2016		1,054	TWD	33,455	18	0
	07/2017		180	BRL	650	5	0
FBF	10/2016	JPY	1,120,000		$10,657	0	(394)
	10/2016	RUB	56,337		868	0	(27)
	10/2016	THB	6,504		188	0	0
	10/2016		$315	RUB	20,173	5	0
	11/2016	JPY	312,700		$3,067	0	(22)
	11/2016		$1,310	INR	88,923	19	0
	12/2016	RUB	20,173		$311	0	(5)
GLM	10/2016	CAD	2,588		2,009	37	(1)
	10/2016	CNH	8,991		1,341	0	(5)
	10/2016	DKK	9,820		1,471	0	(11)
	10/2016	MXN	23,751		1,191	0	(32)
	10/2016		$6,597	AUD	8,745	96	0
	10/2016		1,747	CAD	2,300	7	0
	11/2016	GBP	2,796		$3,638	11	0
	11/2016	JPY	1,060,000		10,572	97	0
	11/2016	SEK	8,280		980	12	0
	11/2016		$3,180	GBP	2,393	0	(76)
	11/2016		721	NOK	5,970	26	0
	12/2016	JPY	3,610,000		$35,657	0	(46)
	07/2017		$229	BRL	826	7	0
HUS	10/2016	CNH	36,499		$5,470	8	(3)
	10/2016	DKK	88,217		13,280	0	(30)
	10/2016		$9,974	CAD	13,000	0	(64)
	10/2016		4,222	DKK	28,050	10	0
	11/2016	JPY	1,228,000		$12,306	173	0
	11/2016	SGD	12,179		9,081	148	0
	11/2016		$935	INR	63,421	13	0
	11/2016		1,693	JPY	172,500	11	0
	01/2017		20	CNH	131	0	0
	01/2017		2,053	CNY	13,593	0	(29)
	02/2017		952	RUB	69,096	117	0
	10/2017	DKK	28,050		$4,296	0	(14)

126	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
JPM	10/2016	AUD	454		$342	$0	$(6)
	10/2016	BRL	16,100		4,181	0	(769)
	10/2016	CNH	10,085		1,542	32	0
	10/2016	DKK	47,630		7,255	76	(8)
	10/2016	JPY	2,220,000		21,059	0	(854)
	10/2016	NZD	461		335	0	(1)
	10/2016		$4,706	BRL	16,100	248	(3)
	10/2016		7,518	CAD	9,946	63	0
	10/2016		1,538	CNY	10,080	0	(27)
	10/2016		188	THB	6,504	0	0
	10/2016		835	TRY	2,500	0	(6)
	11/2016	CAD	9,946		$7,519	0	(64)
	11/2016	EUR	1,182		1,331	0	0
	11/2016	GBP	6,694		8,690	6	0
	11/2016	JPY	372,000		3,731	55	0
	11/2016	THB	6,504		188	0	0
	11/2016		$62,955	EUR	56,580	723	0
	11/2016		61,068	JPY	6,217,706	350	0
	11/2016		1,331	KRW	1,488,228	20	0
	11/2016		1,277	TWD	40,672	26	0
	12/2016	JPY	790,000		$7,666	0	(144)
	01/2017	CNH	3,369		492	0	(10)
	07/2017	BRL	11,500		3,072	0	(208)
	07/2017	DKK	59,755		9,074	8	(71)
MSB	10/2016	BRL	29,300		9,039	30	0
	10/2016		$9,024	BRL	29,300	0	(14)
	10/2016		2,047	CAD	2,700	12	0
	11/2016		4,928	BRL	16,087	0	(23)
	11/2016		300	GBP	231	0	0
	04/2017	DKK	12,048		$1,830	0	(4)
	07/2017	BRL	32,100		9,175	19	0
	07/2017	DKK	1,720		262	0	(1)
NAB	10/2016	AUD	13,012		9,920	0	(38)
	10/2016		$3,942	AUD	5,139	0	(9)
	11/2016	AUD	5,139		$3,939	9	0
NGF	11/2016		$1,073	SGD	1,461	0	(2)
RBC	11/2016		977	CHF	950	3	0
SCX	10/2016	CNH	40,791		$6,197	88	0
	10/2016		$6,193	CNY	40,799	0	(78)
	10/2016		1,408	RUB	92,459	60	0
	11/2016	GBP	420		$557	12	0
	11/2016		$2,568	CHF	2,494	5	0
	11/2016		12,488	EUR	11,000	0	(108)
	11/2016		646	KRW	717,577	6	0
	11/2016		1,536	MYR	6,256	0	(22)
	01/2017		471	CNH	3,238	12	0
UAG	11/2016	EUR	4,449		$5,037	29	0
	11/2016	JPY	305,200		3,005	0	(9)
	11/2016	SGD	119		89	2	0
	11/2016	TWD	156,969		4,928	0	(101)
	11/2016		$5,258	KRW	5,848,327	49	0
	11/2016		1,431	THB	49,936	10	0
	12/2016	EUR	600		$673	0	(4)
	04/2017	DKK	17,952		2,729	0	(4)
WST	10/2016	AUD	418		317	0	(2)

Total Forward Foreign Currency Contracts						$3,239	$(5,646)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
CBK	Put - OTC USD versus JPY	JPY	97.000	10/19/2016	$	5,296	$12	$5
DUB	Call - OTC USD versus BRL	BRL	3.610	06/29/2017		900	59	44
	Put - OTC USD versus BRL		3.610	06/29/2017		900	59	72
GLM	Call - OTC USD versus BRL		3.609	06/30/2017		1,300	84	64
	Put - OTC USD versus BRL		3.609	06/30/2017		1,300	84	103

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	127

Schedule of Investments PIMCO Global Bond Fund (Unhedged) (Cont.)

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
HUS	Put - OTC USD versus JPY	JPY	93.150	11/10/2016	$	5,300	$11	$5
SCX	Put - OTC GBP versus USD	$	1.250	10/10/2016	GBP	2,700	51	1
	Call - OTC USD versus CNY	CNY	6.520	10/31/2016	$	128	39	124
	Put - OTC USD versus JPY	JPY	96.650	10/20/2016		2,947	6	3

							$405	$421

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
CBK	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250%	12/27/2016	$	176,100	$58	$21
JPM	Put - OTC 10-Year Interest Rate Swap	3-Month JPY-LIBOR	Receive	0.400	03/03/2017	JPY	140,000	9	2
RBC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.100	01/09/2017	$	98,700	49	44

								$116	$67

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Cost	Market Value
FAR	Put - OTC Fannie Mae 3.500% due 10/01/2046	$91.000	10/06/2016	$5,000	$0	$0
	Put - OTC Fannie Mae 3.500% due 12/01/2046	84.000	12/06/2016	40,000	2	0

					$2	$0

Total Purchased Options					$523	$488

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BRC	Call - OTC iTraxx Europe 25 5-Year Index	Buy	0.600%	10/19/2016	EUR	6,700	$(5)	$(1)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
AZD	Call - OTC USD versus CNY	CNY	7.000	11/01/2016	$	3,200	$(37)	$(1)
CBK	Put - OTC EUR versus AUD	AUD	1.424	01/10/2017	EUR	984	(8)	(8)
	Call - OTC EUR versus AUD		1.530	01/10/2017		984	(8)	(8)
	Call - OTC USD versus JPY	JPY	106.550	10/19/2016	$	5,296	(12)	(1)
DUB	Call - OTC USD versus BRL	BRL	3.890	06/28/2018		1,500	(144)	(128)
	Put - OTC USD versus BRL		3.890	06/28/2018		1,500	(143)	(170)
FBF	Call - OTC USD versus BRL		6.300	01/11/2018		1,000	(53)	(7)
GLM	Put - OTC EUR versus AUD	AUD	1.438	12/08/2016	EUR	1,000	(8)	(7)
	Call - OTC EUR versus AUD		1.529	12/08/2016		1,000	(7)	(7)
	Put - OTC EUR versus MXN	MXN	18.900	03/21/2017		2,100	(82)	(5)
	Call - OTC EUR versus MXN		22.650	03/21/2017		2,100	(72)	(93)
	Call - OTC USD versus BRL	BRL	3.500	11/28/2016	$	3,800	(47)	(40)
	Call - OTC USD versus BRL		3.892	07/02/2018		2,000	(192)	(172)
	Put - OTC USD versus BRL		3.892	07/02/2018		2,000	(192)	(227)
HUS	Call - OTC USD versus JPY	JPY	106.500	11/10/2016		5,300	(11)	(8)
JPM	Put - OTC USD versus CNH	CNH	6.600	09/11/2017		3,100	(28)	(35)
MSB	Put - OTC EUR versus AUD	AUD	1.442	12/08/2016	EUR	1,400	(10)	(11)
	Call - OTC EUR versus AUD		1.534	12/08/2016		1,400	(10)	(8)
	Call - OTC USD versus BRL	BRL	3.500	11/28/2016	$	2,700	(36)	(28)
NGF	Put - OTC USD versus KRW	KRW	1,145.000	01/24/2017		1,300	(33)	(68)
SCX	Call - OTC GBP versus USD	$	1.350	10/10/2016	GBP	2,700	(38)	0
	Call - OTC USD versus JPY	JPY	106.050	10/20/2016	$	2,947	(6)	(1)
UAG	Put - OTC USD versus KRW	KRW	1,145.000	01/17/2017		1,800	(40)	(93)

							$(1,217)	$(1,126)

128	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	$2,000	$(26)	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
JPM	Put - OTC 2-Year Interest Rate Swap	3-Month JPY-LIBOR	Pay	0.000%	03/03/2017	JPY	900,000	$(10)	$(3)

STRADDLE OPTIONS

Counterparty	Description	Exercise Level (1)	Expiration Date	Notional Amount	Premiums (Received) (1)	Market Value
JPM	Call & Put - OTC 1-Year USD/KRW versus 1-Year USD/KRW Forward Currency Volatility Agreement	0.000%	02/20/2017	$ 100	$0	$3

Total Written Options					$(1,258)	$(1,127)

(1)	Exercise level and final premium determined on a future date, based upon implied volatility parameters.

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2016:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		0		67		0		(67)		0		0
Notional Amount in $	$	53,944	$	94,730	$	(58,987)	$	(32,644)	$	(17,500)	$	39,543
Notional Amount in AUD	AUD	0	AUD	23,140	AUD	(8,270)	AUD	(14,870)	AUD	0	AUD	0
Notional Amount in CHF	CHF	0	CHF	10,836	CHF	(5,300)	CHF	0	CHF	(5,536)	CHF	0
Notional Amount in EUR	EUR	52,641	EUR	62,868	EUR	(37,900)	EUR	(59,941)	EUR	0	EUR	17,668
Notional Amount in GBP	GBP	0	GBP	14,775	GBP	(7,100)	GBP	(3,375)	GBP	(1,600)	GBP	2,700
Notional Amount in JPY	JPY	900,000	JPY	0	JPY	0	JPY	0	JPY	0	JPY	900,000
Premiums	$	(1,197)	$	(2,269)	$	892	$	873	$	443	$	(1,258)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Maturity Date	Implied Credit Spread at September 30, 2016 (4)	Notional Amount (5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	ING Bank NV	(1.000)%	12/20/2021	1.743%	EUR	300	$9	$4	$13	$0
	Intesa Sanpaolo SpA	(1.000)	03/20/2026	3.682	$	1,100	177	43	220	0
	Reynolds American, Inc.	(1.000)	12/20/2020	0.311		200	(6)	0	0	(6)
	Veolia Environnement S.A.	(1.000)	12/20/2020	0.411	EUR	100	(1)	(2)	0	(3)
BPS	BASF SE	(1.000)	12/20/2020	0.379		100	(2)	(1)	0	(3)
	HSBC Bank PLC	(1.000)	06/20/2021	1.565		1,100	15	17	32	0
	ING Bank NV	(1.000)	06/20/2021	1.660		1,000	27	7	34	0
	Koninklijke DSM NV	(1.000)	12/20/2020	0.272		200	(5)	(2)	0	(7)
	Teliasonera AB	(1.000)	12/20/2020	0.441		300	(3)	(5)	0	(8)
	Veolia Environnement S.A.	(1.000)	12/20/2020	0.411		100	(1)	(2)	0	(3)
BRC	Altria Group, Inc.	(1.000)	12/20/2020	0.242	$	300	(10)	0	0	(10)
	BAT Netherlands Finance BV	(1.000)	12/20/2020	0.440	EUR	100	(2)	(1)	0	(3)
	Koninklijke DSM NV	(1.000)	12/20/2020	0.272		300	(7)	(4)	0	(11)
	Reynolds American, Inc.	(1.000)	12/20/2020	0.311	$	400	(12)	0	0	(12)
	Springleaf Finance Corp.	(5.000)	06/20/2020	3.180		1,200	(119)	42	0	(77)
	UnitedHealth Group, Inc.	(1.000)	12/20/2020	0.295		200	(7)	1	0	(6)
CBK	Barclays Bank PLC	(1.000)	06/20/2021	2.242	EUR	1,000	56	7	63	0
	BAT Netherlands Finance BV	(1.000)	12/20/2020	0.440		300	(7)	(1)	0	(8)
	Bayer AG	(1.000)	12/20/2020	0.563		300	(6)	0	0	(6)
	HSBC Bank PLC	(1.000)	12/20/2021	1.680		300	8	4	12	0
	UBS AG	(1.000)	12/20/2021	1.854		300	12	2	14	0
	UnitedHealth Group, Inc.	(1.000)	12/20/2020	0.295	$	200	(6)	0	0	(6)
DUB	Cardinal Health, Inc.	(1.000)	12/20/2016	0.030		500	(10)	9	0	(1)
	Cytec Industries, Inc.	(1.000)	09/20/2017	0.087		200	2	(4)	0	(2)
FBF	Altria Group, Inc.	(1.000)	12/20/2020	0.242		300	(10)	0	0	(10)
	Reynolds American, Inc.	(1.000)	12/20/2020	0.311		400	(12)	0	0	(12)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	129

Schedule of Investments PIMCO Global Bond Fund (Unhedged) (Cont.)

Counterparty	Reference Entity	Fixed (Pay) Rate	Maturity Date	Implied Credit Spread at September 30, 2016 (4)	Notional Amount (5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
GST	Altria Group, Inc.	(1.000)%	12/20/2020	0.242%	$	300	$(10)	$0	$0	$(10)
	BASF SE	(1.000)	12/20/2020	0.379	EUR	200	(5)	(1)	0	(6)
	BAT Netherlands Finance BV	(1.000)	12/20/2020	0.440		200	(5)	0	0	(5)
	Koninklijke DSM NV	(1.000)	12/20/2020	0.272		400	(9)	(5)	0	(14)
	Reynolds American, Inc.	(1.000)	12/20/2020	0.311	$	100	(3)	0	0	(3)
	SABMiller PLC	(1.000)	01/20/2022	0.296		200	(6)	(2)	0	(8)
	Veolia Environnement S.A.	(1.000)	12/20/2020	0.411	EUR	100	0	(3)	0	(3)
JPM	Ally Financial, Inc.	(5.000)	06/20/2018	1.032	$	900	(75)	13	0	(62)
	Altria Group, Inc.	(1.000)	12/20/2020	0.242		300	(10)	0	0	(10)
	BAT Netherlands Finance BV	(1.000)	12/20/2020	0.440	EUR	200	(4)	(1)	0	(5)
	Bayer AG	(1.000)	12/20/2020	0.563		200	(4)	0	0	(4)
	Fortum OYJ	(1.000)	12/20/2020	0.555		200	0	(4)	0	(4)
	Intesa Sanpaolo SpA	(1.000)	09/20/2024	3.599	$	400	65	3	68	0
	Koninklijke DSM NV	(1.000)	12/20/2020	0.272	EUR	100	(2)	(1)	0	(3)
	Pfizer, Inc.	(1.000)	12/20/2020	0.247	$	700	(26)	4	0	(22)
	Reynolds American, Inc.	(1.000)	12/20/2020	0.311		100	(3)	0	0	(3)
	UnitedHealth Group, Inc.	(1.000)	12/20/2020	0.295		300	(9)	0	0	(9)
MYC	Pfizer, Inc.	(1.000)	12/20/2020	0.247		200	(8)	2	0	(6)
	Reynolds American, Inc.	(1.000)	12/20/2020	0.311		200	(6)	0	0	(6)
	UnitedHealth Group, Inc.	(1.000)	12/20/2020	0.295		100	(3)	0	0	(3)

							$(43)	$119	$456	$(380)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (3)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2016 (4)	Notional Amount (5)		Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BOA	Brazil Government International Bond	1.000%	09/20/2019	1.516%	$	1,100	$(31)	$15	$0	$(16)
	Volkswagen International Finance NV	1.000	12/20/2016	0.311	EUR	1,100	(6)	9	3	0
BPS	Barclays Bank PLC	1.000	06/20/2017	0.999		500	(5)	5	0	0
	Tesco PLC	1.000	06/20/2021	1.975		600	(45)	15	0	(30)
BRC	Tesco PLC	1.000	12/20/2020	1.747		200	(16)	9	0	(7)
CBK	Brazil Government International Bond	1.000	03/20/2019	1.303	$	600	(25)	21	0	(4)
	Tesco PLC	1.000	12/20/2020	1.747	EUR	300	(25)	15	0	(10)
DUB	Brazil Government International Bond	1.000	03/20/2019	1.303	$	3,800	(162)	136	0	(26)
FBF	Tesco PLC	1.000	12/20/2020	1.747	EUR	200	(16)	9	0	(7)
	Tesco PLC	1.000	06/20/2021	1.975		100	(8)	3	0	(5)
GST	Brazil Government International Bond	1.000	03/20/2019	1.303	$	300	(13)	11	0	(2)
HUS	Brazil Government International Bond	1.000	09/20/2019	1.516		600	(17)	8	0	(9)
MYC	Brazil Government International Bond	1.000	06/20/2019	1.420		200	(5)	3	0	(2)
	Brazil Government International Bond	1.000	09/20/2019	1.516		1,300	(38)	19	0	(19)

							$(412)	$278	$3	$(137)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (2)

Counterparty	Index/Tranches	Fixed (Pay) Rate	Maturity Date	Notional Amount (5)		Premiums Paid	Unrealized Appreciation	Swap Agreements, at Value (6)
								Asset	Liability
BOA	iTraxx Europe Subordinated 26 5-Year Index	(1.000)%	12/20/2021	EUR	400	$27	$4	$31	$0
MYC	iTraxx Europe Subordinated 26 5-Year Index	(1.000)	12/20/2021		1,200	77	16	93	0

						$104	$20	$124	$0

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

130	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Maturity Date (7)	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Floating rate equal to 3-Month EUR-EURIBOR less 0.505% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2027	EUR	2,050	$	2,289	$17	$(10)	$7	$0
	Floating rate equal to 3-Month EUR-EURIBOR less 0.517% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2022		1,900		2,139	(14)	2	0	(12)
	Floating rate equal to 3-Month GBP-LIBOR less 0.150% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2019	GBP	9,500		13,507	(9)	(1,190)	0	(1,199)
BPS	Floating rate equal to 3-Month EUR-EURIBOR less 0.517% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2022	EUR	3,300		3,716	(6)	(15)	0	(21)
CBK	Floating rate equal to 3-Month EUR-EURIBOR less 0.470% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2022		200		225	0	(1)	0	(1)
	Floating rate equal to 3-Month EUR-EURIBOR less 0.506% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2027		8,640		9,646	73	(46)	27	0
	Floating rate equal to 3-Month GBP-LIBOR less 0.140% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2019	GBP	6,800		9,588	30	(806)	0	(776)
DUB	Floating rate equal to 3-Month EUR-EURIBOR less 0.478% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2022	EUR	18,500		20,829	(16)	(59)	0	(75)
	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	Floating rate equal to 3-Month JPY-LIBOR less 0.775% based on the notional amount of currency delivered	01/23/2019	$	2,458	JPY	250,000	(2)	(4)	0	(6)
GLM	Floating rate equal to 3-Month CAD-LIBOR less 0.123% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/21/2018	CAD	7,100		5,428	21	(34)	0	(13)
	Floating rate equal to 3-Month CAD-LIBOR less 0.125% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/21/2018		7,200		5,504	(8)	(6)	0	(14)
	Floating rate equal to 3-Month EUR-EURIBOR less 0.484% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2027	EUR	300		335	0	2	2	0
	Floating rate equal to 3-Month GBP-LIBOR less 0.120% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2019	GBP	10,800		15,636	(111)	(1,523)	0	(1,634)
	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	Floating rate equal to 3-Month JPY-LIBOR less 0.768% based on the notional amount of currency delivered	01/23/2019	$	4,816	JPY	490,000	(5)	(9)	0	(14)
	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	Floating rate equal to 3-Month JPY-LIBOR less 0.768% based on the notional amount of currency delivered	03/15/2019		2,448		250,000	2	(17)	0	(15)
HUS	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	Floating rate equal to 3-Month JPY-LIBOR less 0.768% based on the notional amount of currency delivered	01/23/2019		7,866		800,000	37	(56)	0	(19)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	131

Schedule of Investments PIMCO Global Bond Fund (Unhedged) (Cont.)

Counterparty	Receive	Pay	Maturity Date (7)	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
RBC	Floating rate equal to 3-Month CAD-LIBOR less 0.128% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/21/2018	CAD	1,800	$	1,376	$(14)	$11	$0	$(3)
UAG	Floating rate equal to 3-Month EUR-EURIBOR less 0.436% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/21/2026	EUR	600		670	8	(2)	6	0

								$3	$(3,763)	$42	$(3,802)

(7)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	3-Month KRW-KORIBOR	1.860%	12/01/2020	KRW	1,647,200	$0	$40	$40	$0
CBK	Pay	3-Month KRW-KORIBOR	1.863	12/01/2020		1,020,900	0	25	25	0
DUB	Pay	3-Month KRW-KORIBOR	1.860	12/01/2020		4,941,500	0	119	119	0
NGF	Pay	3-Month KRW-KORIBOR	1.863	12/01/2020		1,647,200	0	40	40	0

							$0	$224	$224	$0

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
DUB	Pay	EUR versus CHF 1-Year ATM Realized Volatility	8.400%	12/06/2016	$	4	$0	$15	$15	$0
	Pay	EUR versus CHF 1-Year ATM Realized Volatility	7.250	01/03/2017		9	0	21	21	0
	Pay	EUR versus CHF 1-Year ATM Realized Volatility	8.500	03/22/2017		10	0	30	30	0
	Pay	EUR versus CHF 1-Year ATM Realized Volatility	8.150	03/30/2017		7	0	18	18	0
	Receive	USD versus CHF 1-Year ATM Realized Volatility	10.800	12/06/2016		4	0	(9)	0	(9)
	Receive	USD versus CHF 1-Year ATM Realized Volatility	9.250	01/03/2017		9	0	(9)	0	(9)
	Receive	USD versus CHF 1-Year ATM Realized Volatility	10.300	03/22/2017		10	0	(18)	0	(18)
	Receive	USD versus CHF 1-Year ATM Realized Volatility	10.050	03/30/2017		7	0	(11)	0	(11)
UAG	Pay	EUR versus CHF 1-Year ATM Realized Volatility	6.850	01/05/2017		6	0	11	11	0
	Receive	USD versus CHF 1-Year ATM Realized Volatility	8.750	01/05/2017		6	0	(3)	0	(3)

							$0	$45	$95	$(50)

Total Swap Agreements							$(348)	$(3,077)	$944	$(4,369)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2016:

(k)	Securities with an aggregate market value of $3,721 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure (8)
AZD	$4	$0	$0	$4	$(4)	$(1)	$0	$(5)	$(1)	$0	$(1)
BOA	187	0	314	501	(496)	0	(1,236)	(1,732)	(1,231)	0	(1,231)
BPS	14	0	66	80	(99)	0	(72)	(171)	(91)	0	(91)
BRC	14	0	0	14	(1,309)	(1)	(126)	(1,436)	(1,422)	1,444	22
CBK	216	26	141	383	(389)	(17)	(811)	(1,217)	(834)	311	(523)
DUB	54	116	203	373	0	(298)	(157)	(455)	(82)	0	(82)
FBF	24	0	0	24	(448)	(7)	(34)	(489)	(465)	625	160
GLM	293	167	2	462	(171)	(551)	(1,690)	(2,412)	(1,950)	389	(1,561)
GST	0	0	0	0	0	0	(51)	(51)	(51)	52	1
HUS	480	5	0	485	(140)	(8)	(28)	(176)	309	(130)	179
JPM	1,607	2	68	1,677	(2,171)	(35)	(122)	(2,328)	(651)	594	(57)

132	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure (8)
MSB	$61	$0	$0	$61	$(42)	$(47)	$0	$(89)	$(28)	$0	$(28)
MYC	0	0	93	93	0	0	(36)	(36)	57	0	57
NAB	9	0	0	9	(47)	0	0	(47)	(38)	0	(38)
NGF	0	0	40	40	(2)	(68)	0	(70)	(30)	0	(30)
RBC	3	44	0	47	0	0	(3)	(3)	44	0	44
SCX	183	128	0	311	(208)	(1)	0	(209)	102	0	102
UAG	90	0	17	107	(118)	(93)	(3)	(214)	(107)	305	198
WST	0	0	0	0	(2)	0	0	(2)	(2)	0	(2)

Total Over the Counter	$3,239	$488	$944	$4,671	$(5,646)	$(1,127)	$(4,369)	$(11,142)

(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	0	71	71
Swap Agreements	0	79	0	0	905	984

	$0	$79	$0	$0	$977	$1,056

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,239	$0	$3,239
Purchased Options	0	0	0	421	67	488
Swap Agreements	0	583	0	137	224	944

	$0	$583	$0	$3,797	$291	$4,671

	$0	$662	$0	$3,797	$1,268	$5,727

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$806	$806
Swap Agreements	0	18	0	0	133	151

	$0	$18	$0	$0	$939	$957

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,646	$0	$5,646
Written Options	0	1	0	1,123	3	1,127
Swap Agreements	0	517	0	3,852	0	4,369

	$0	$518	$0	$10,621	$3	$11,142

	$0	$536	$0	$10,621	$942	$12,099

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	133

Schedule of Investments PIMCO Global Bond Fund (Unhedged) (Cont.)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(26)	$(26)
Written Options	0	0	0	0	26	26
Futures	0	0	0	0	3,441	3,441
Swap Agreements	0	1,798	0	0	(825)	973

	$0	$1,798	$0	$0	$2,616	$4,414

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$962	$0	$962
Purchased Options	0	0	0	(1,079)	(155)	(1,234)
Written Options	0	108	0	1,034	288	1,430
Swap Agreements	0	258	0	903	163	1,324

	$0	$366	$0	$1,820	$296	$2,482

	$0	$2,164	$0	$1,820	$2,912	$6,896

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(13)	$(13)
Futures	0	0	0	0	(696)	(696)
Swap Agreements	0	(273)	0	0	351	78

	$0	$(273)	$0	$0	$(358)	$(631)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(5,095)	$0	$(5,095)
Purchased Options	0	0	0	629	(47)	582
Written Options	0	(63)	0	758	(102)	593
Swap Agreements	0	(22)	0	(5,251)	21	(5,252)

	$0	$(85)	$0	$(8,959)	$(128)	$(9,172)

	$0	$(358)	$0	$(8,959)	$(486)	$(9,803)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Investments in Securities, at Value
Australia
Non-Agency Mortgage-Backed Securities	$0	$2,335	$0	$2,335
Sovereign Issues	0	2,600	0	2,600
Belgium
Corporate Bonds & Notes	0	1,277	0	1,277
Brazil
Corporate Bonds & Notes	0	3,011	0	3,011
Sovereign Issues	0	12,258	0	12,258
Canada
Corporate Bonds & Notes	0	3,354	0	3,354
Non-Agency Mortgage-Backed Securities	0	2,119	0	2,119
Sovereign Issues	0	24,507	0	24,507
China
Sovereign Issues	0	191	90	281
Denmark
Corporate Bonds & Notes	0	42,778	0	42,778
France
Corporate Bonds & Notes	0	5,700	0	5,700
Sovereign Issues	0	19,392	0	19,392
Germany
Corporate Bonds & Notes	0	3,383	0	3,383
Greece
Corporate Bonds & Notes	0	2,853	0	2,853
Guernsey, Channel Islands
Corporate Bonds & Notes	0	1,218	0	1,218
Ireland
Asset-Backed Securities	0	74	0	74

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Italy
Corporate Bonds & Notes	$0	$6,196	$0	$6,196
Non-Agency Mortgage-Backed Securities	0	2,210	0	2,210
Sovereign Issues	0	11,557	0	11,557
Japan
Corporate Bonds & Notes	0	3,298	0	3,298
Sovereign Issues	0	47,444	0	47,444
Jersey, Channel Islands
Corporate Bonds & Notes	0	1,543	0	1,543
Luxembourg
Asset-Backed Securities	0	198	0	198
Corporate Bonds & Notes	0	1,357	0	1,357
Multinational
Corporate Bonds & Notes	0	1,180	0	1,180
Netherlands
Asset-Backed Securities	0	331	0	331
Corporate Bonds & Notes	0	7,651	0	7,651
Norway
Corporate Bonds & Notes	0	407	0	407
Poland
Sovereign Issues	0	27	0	27
Portugal
Corporate Bonds & Notes	0	1,158	158	1,316
Qatar
Sovereign Issues	0	657	0	657
Slovenia
Sovereign Issues	0	19,642	0	19,642

134	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Spain
Corporate Bonds & Notes	$0	$1,117	$0	$1,117
Sovereign Issues	0	16,057	0	16,057
Supranational
Corporate Bonds & Notes	0	3,673	0	3,673
Sweden
Corporate Bonds & Notes	0	2,620	0	2,620
Switzerland
Corporate Bonds & Notes	0	1,901	0	1,901
Sovereign Issues	0	509	0	509
United Kingdom
Corporate Bonds & Notes	0	23,587	0	23,587
Non-Agency Mortgage-Backed Securities	0	2,258	0	2,258
Sovereign Issues	0	25,358	0	25,358
United States
Asset-Backed Securities	0	14,461	0	14,461
Bank Loan Obligations	0	1,303	0	1,303
Corporate Bonds & Notes	0	29,456	0	29,456
Municipal Bonds & Notes	0	321	0	321
Non-Agency Mortgage-Backed Securities	0	48,586	3	48,589
Preferred Securities	223	0	0	223
U.S. Government Agencies	0	151,560	10	151,570
U.S. Treasury Obligations	0	40,978	0	40,978
Short-Term Instruments
Certificates of Deposit	0	1,104	0	1,104
Repurchase Agreements	0	913	0	913
Japan Treasury Bills	0	110,683	0	110,683
U.S. Treasury Bills	0	1,315	0	1,315

	$223	$709,666	$261	$710,150

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$2,467	$0	$0	$2,467

Total Investments	$2,690	$709,666	$261	$712,617

Short Sales, at Value - Liabilities
U.S. Government Agencies	0	(9,201)	0	(9,201)
U.S. Treasury Obligations	0	(7,081)	0	(7,081)

	$0	$(16,282)	$0	$(16,282)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	71	985	0	1,056
Over the counter	0	4,671	0	4,671

	$71	$5,656	$0	$5,727

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(806)	(151)	0	(957)
Over the counter	0	(11,142)	0	(11,142)

	$(806)	$(11,293)	$0	$(12,099)

Totals	$1,955	$687,747	$261	$689,963

There were no significant transfers between Levels 1, 2, or 3 during the period ended September 30, 2016.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	135

Schedule of Investments PIMCO Global Bond Fund (U.S. Dollar-Hedged)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 128.6%

AUSTRALIA 0.0%

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.0%
Swan Trust
2.920% due 04/25/2041	AUD	220	$169

Total Australia (Cost $200)			169

BRAZIL 1.0%

CORPORATE BONDS & NOTES 0.6%
Petrobras Global Finance BV
3.737% due 03/17/2020		$1,700	1,666
8.375% due 05/23/2021		2,000	2,196

			3,862

SOVEREIGN ISSUES 0.4%
Brazil Letras do Tesouro Nacional
0.000% due 07/01/2017 (c)	BRL	8,900	2,502

Total Brazil (Cost $6,177)			6,364

CANADA 4.7%

CORPORATE BONDS & NOTES 0.6%
Bank of Nova Scotia
1.875% due 04/26/2021		$2,300	2,317
Royal Bank of Canada
2.300% due 03/22/2021		1,700	1,748

			4,065

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.3%
Canadian Mortgage Pools
1.001% due 06/01/2020	CAD	595	450
1.201% due 07/01/2020		1,483	1,128
1.201% due 08/01/2020		626	476

			2,054

SOVEREIGN ISSUES 3.8%
Canada Government International Bond
1.500% due 12/01/2044 (d)		446	462
Province of Alberta
1.250% due 06/01/2020		2,400	1,841
2.350% due 06/01/2025		2,500	1,983
Province of British Columbia
4.300% due 06/18/2042		100	101
Province of Ontario
2.100% due 09/08/2018		700	547
2.400% due 06/02/2026		3,500	2,798
2.450% due 06/29/2022		$500	519
2.600% due 06/02/2025	CAD	12,500	10,192
3.150% due 06/02/2022		3,300	2,764
3.500% due 06/02/2024		3,100	2,683
4.000% due 10/07/2019		$400	431
Province of Quebec
2.750% due 08/25/2021		700	738
4.250% due 12/01/2021	CAD	700	612
5.125% due 11/14/2016		$300	301

			25,972

Total Canada (Cost $32,224)			32,091

CAYMAN ISLANDS 0.2%

ASSET-BACKED SECURITIES 0.2%
Four Corners CLO Ltd.
0.991% due 01/26/2020		$77	77
OHA Credit Partners Ltd.
2.038% due 05/15/2023		1,190	1,191

Total Cayman Islands (Cost $1,266)			1,268

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CHINA 0.1%

CORPORATE BONDS & NOTES 0.1%
Sinopec Group Overseas Development Ltd.
1.750% due 04/10/2017		$900	$902

Total China (Cost $900)			902

DENMARK 9.2%

CORPORATE BONDS & NOTES 9.2%
BRFkredit A/S
3.000% due 10/01/2047	DKK	2,700	423
Nordea Kredit Realkreditaktieselskab
2.500% due 10/01/2037		2,800	438
3.000% due 10/01/2047		4,703	736
Nykredit Realkredit A/S
1.000% due 10/01/2016		128,200	19,343
1.000% due 04/01/2017		10,000	1,521
2.000% due 10/01/2037		11,481	1,778
2.500% due 10/01/2037		15,687	2,447
2.500% due 10/01/2047		42,772	6,605
3.000% due 10/01/2047		41,596	6,496
Realkredit Danmark A/S
1.000% due 04/01/2017		44,600	6,776
2.000% due 04/01/2017		35,400	5,405
2.000% due 10/01/2037		15,208	2,342
2.500% due 10/01/2037		8,872	1,387
2.500% due 10/01/2047		18,089	2,794
3.000% due 10/01/2047		22,014	3,448

Total Denmark (Cost $60,718)			61,939

FRANCE 3.7%

CORPORATE BONDS & NOTES 1.1%
Credit Agricole S.A.
8.125% due 09/19/2033		$1,000	1,082
Dexia Credit Local S.A.
1.463% due 03/23/2018		1,200	1,204
1.875% due 03/28/2019		2,600	2,615
1.875% due 09/15/2021		2,500	2,499

			7,400

SOVEREIGN ISSUES 2.6%
France Government International Bond
1.000% due 11/25/2025	EUR	1,800	2,200
2.500% due 05/25/2030		300	431
3.250% due 05/25/2045 (g)		4,600	8,102
4.000% due 10/25/2038		1,300	2,415
4.500% due 04/25/2041		2,200	4,475

			17,623

Total France (Cost $22,052)			25,023

GERMANY 0.9%

CORPORATE BONDS & NOTES 0.5%
Commerzbank AG
6.000% due 11/30/2016	AUD	800	615
Landwirtschaftliche Rentenbank
4.250% due 01/24/2023		300	254
5.375% due 04/23/2024	NZD	1,400	1,179
5.500% due 03/29/2022	AUD	1,100	980
7.000% due 05/10/2017	NZD	200	149

			3,177

SOVEREIGN ISSUES 0.4%
Republic of Germany
4.250% due 07/04/2039 (g)	EUR	1,300	2,728

Total Germany (Cost $5,870)			5,905

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GREECE 0.3%

CORPORATE BONDS & NOTES 0.2%
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	1,400	$1,549
5.014% due 12/27/2017		100	108

			1,657

SOVEREIGN ISSUES 0.1%
Republic of Greece Government International Bond
4.500% due 07/03/2017	JPY	80,000	777

Total Greece (Cost $2,293)			2,434

GUERNSEY, CHANNEL ISLANDS 0.2%

CORPORATE BONDS & NOTES 0.2%
Credit Suisse Group Funding Guernsey Ltd.
3.800% due 06/09/2023		$1,000	1,015

Total Guernsey, Channel Islands (Cost $997)			1,015

IRELAND 1.8%

ASSET-BACKED SECURITIES 0.0%
Mercator CLO PLC
0.000% due 02/18/2024	EUR	35	40

CORPORATE BONDS & NOTES 1.6%
Depfa ACS Bank
3.875% due 11/14/2016		6,900	7,787
German Postal Pensions Securitisation PLC
4.375% due 01/18/2022		2,000	2,782

			10,569

SOVEREIGN ISSUES 0.2%
Ireland Government International Bond
5.400% due 03/13/2025		800	1,288

Total Ireland (Cost $11,752)			11,897

ITALY 3.3%

CORPORATE BONDS & NOTES 1.1%
Banca Carige SpA
3.875% due 10/24/2018	EUR	2,600	3,110
Banca Monte dei Paschi di Siena SpA
5.000% due 02/09/2056		1,530	1,825
Intesa Sanpaolo SpA
5.017% due 06/26/2024		$600	549
5.710% due 01/15/2026		1,700	1,610

			7,094

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.2%
Berica ABS SRL
0.000% due 12/31/2055	EUR	85	95
Casa D’este Finance SRL
0.048% due 09/15/2040		441	492
Claris Finance SRL
0.208% due 10/31/2060		782	877

			1,464

SOVEREIGN ISSUES 2.0%
Italy Buoni Poliennali Del Tesoro
2.150% due 11/12/2017 (d)		1,105	1,269
2.700% due 03/01/2047		2,300	2,851
3.250% due 09/01/2046		2,900	4,007
4.000% due 02/01/2037		2,500	3,811

136	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Italy Government International Bond
6.000% due 08/04/2028	GBP	900	$1,533

			13,471

Total Italy (Cost $22,639)			22,029

JAPAN 9.2%

CORPORATE BONDS & NOTES 0.7%
Bank of Tokyo-Mitsubishi UFJ Ltd.
1.700% due 03/05/2018		$600	601
Mitsubishi UFJ Financial Group, Inc.
2.950% due 03/01/2021		600	618
Sumitomo Mitsui Financial Group, Inc.
2.514% due 03/09/2021		3,200	3,298

			4,517

SOVEREIGN ISSUES 8.5%
Development Bank of Japan, Inc.
1.625% due 09/01/2021		2,100	2,097
Japan Finance Organization for Municipalities
2.125% due 04/13/2021		2,700	2,729
Japan Government International Bond
0.500% due 09/20/2046	JPY	460,000	4,590
1.400% due 09/20/2034		1,050,000	12,412
1.600% due 03/20/2033		40,000	484
1.700% due 09/20/2032		2,760,000	33,794
Tokyo Metropolitan Government
2.000% due 05/17/2021		$1,400	1,415

			57,521

Total Japan (Cost $52,905)			62,038

LUXEMBOURG 0.5%

CORPORATE BONDS & NOTES 0.5%
Commerzbank Finance & Covered Bond S.A.
4.250% due 06/04/2018	EUR	1,350	1,621
Wind Acquisition Finance S.A.
3.705% due 07/15/2020		1,700	1,914

Total Luxembourg (Cost $3,405)			3,535

MULTINATIONAL 0.2%

CORPORATE BONDS & NOTES 0.2%
Preferred Term Securities Ltd.
1.150% due 09/22/2037		$1,498	1,079

Total Multinational (Cost $1,032)			1,079

NETHERLANDS 1.0%

ASSET-BACKED SECURITIES 0.1%
Cadogan Square CLO BV
0.040% due 01/17/2023	EUR	81	91
Highlander Euro CDO BV
0.000% due 05/01/2023		461	515
Panther CDO BV
0.148% due 10/15/2084		254	280

			886

CORPORATE BONDS & NOTES 0.9%
Bank Nederlandse Gemeenten NV
4.550% due 02/15/2019	CAD	3,500	2,870
Cooperatieve Rabobank UA
8.400% due 06/29/2017 (e)		$800	834
ING Bank NV
2.625% due 12/05/2022		2,000	2,076

			5,780

Total Netherlands (Cost $6,678)			6,666

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NORWAY 0.6%

CORPORATE BONDS & NOTES 0.1%
DNB Bank ASA
2.375% due 06/02/2021		$400	$407

SOVEREIGN ISSUES 0.5%
Kommunalbanken A/S
1.233% due 03/27/2017		2,400	2,403
Norway Government International Bond
3.750% due 05/25/2021	NOK	6,500	918

			3,321

Total Norway (Cost $3,762)			3,728

POLAND 0.0%

SOVEREIGN ISSUES 0.0%
Poland Government International Bond
3.250% due 07/25/2025	PLN	100	27

Total Poland (Cost $30)			27

PORTUGAL 0.1%

CORPORATE BONDS & NOTES 0.1%
Banco Espirito Santo S.A.
2.625% due 05/08/2017 ^	EUR	300	79
4.000% due 01/21/2019 ^		200	53
4.750% due 01/15/2018 ^		700	185
Novo Banco S.A.
5.000% due 04/23/2019		200	156
5.000% due 05/21/2019		600	477

Total Portugal (Cost $2,244)			950

QATAR 0.1%

SOVEREIGN ISSUES 0.1%
Qatar Government International Bond
4.625% due 06/02/2046		$800	877

Total Qatar (Cost $781)			877

SLOVENIA 3.7%

SOVEREIGN ISSUES 3.7%
Slovenia Government International Bond
4.125% due 02/18/2019		$6,500	6,866
4.700% due 11/01/2016	EUR	3,100	3,495
4.750% due 05/10/2018		$700	736
5.250% due 02/18/2024		7,700	9,056
5.500% due 10/26/2022		2,900	3,391
5.850% due 05/10/2023		1,100	1,319

Total Slovenia (Cost $24,587)			24,863

SPAIN 2.6%

SOVEREIGN ISSUES 2.6%
Autonomous Community of Andalusia
4.850% due 03/17/2020	EUR	800	1,041
Autonomous Community of Catalonia
4.300% due 11/15/2016		2,100	2,369
4.750% due 06/04/2018		1,300	1,517
4.900% due 09/15/2021		900	1,042
4.950% due 02/11/2020		1,050	1,258
Autonomous Community of Madrid
4.125% due 05/21/2024		700	979
4.688% due 03/12/2020		900	1,169
Spain Government International Bond
2.150% due 10/31/2025		1,200	1,504
2.900% due 10/31/2046		4,470	6,059
4.700% due 07/30/2041		200	354

Total Spain (Cost $15,678)			17,292

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SWEDEN 1.1%

CORPORATE BONDS & NOTES 1.1%
Stadshypotek AB
2.500% due 09/18/2019	SEK	4,000	$504
3.000% due 03/21/2018		2,000	244
4.250% due 10/10/2017	AUD	1,700	1,326
Svenska Handelsbanken AB
2.450% due 03/30/2021		$4,200	4,298
Swedbank AB
2.200% due 03/04/2020		900	910
Swedbank Hypotek AB
3.750% due 12/20/2017	SEK	3,500	429

Total Sweden (Cost $8,247)			7,711

SWITZERLAND 1.4%

CORPORATE BONDS & NOTES 1.3%
Credit Suisse AG
6.500% due 08/08/2023		$3,000	3,263
UBS AG
7.250% due 02/22/2022		2,900	2,950
7.625% due 08/17/2022		2,400	2,802

			9,015

SOVEREIGN ISSUES 0.1%
Switzerland Government Bond
3.500% due 04/08/2033	CHF	300	509

Total Switzerland (Cost $9,418)			9,524

UNITED KINGDOM 10.9%

CORPORATE BONDS & NOTES 4.8%
Barclays Bank PLC
7.625% due 11/21/2022		$3,300	3,673
7.750% due 04/10/2023		2,200	2,307
Barclays PLC
3.650% due 03/16/2025		1,900	1,882
6.500% due 09/15/2019 (e)	EUR	900	947
7.875% due 09/15/2022 (e)	GBP	400	507
Co-operative Group Holdings Ltd.
6.875% due 07/08/2020		600	904
HBOS PLC
1.535% due 09/06/2017		$1,300	1,298
5.374% due 06/30/2021	EUR	400	531
HSBC Holdings PLC
4.300% due 03/08/2026		$3,200	3,435
6.500% due 05/20/2024	GBP	300	503
Legal & General Group PLC
5.500% due 06/27/2064		700	931
Lloyds Bank PLC
2.050% due 01/22/2019		$900	904
4.875% due 03/30/2027	GBP	200	343
5.125% due 03/07/2025		1,600	2,707
Lloyds Banking Group PLC
7.625% due 06/27/2023 (e)		600	797
7.875% due 06/27/2029 (e)		800	1,080
Pearson Dollar Finance PLC
6.250% due 05/06/2018		$1,275	1,356
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 (e)		700	649
8.000% due 08/10/2025 (e)		600	566
Santander UK Group Holdings PLC
2.875% due 08/05/2021		1,600	1,601
4.750% due 09/15/2025		1,300	1,305
7.375% due 06/24/2022 (e)	GBP	200	257
Tesco PLC
5.125% due 04/10/2047	EUR	1,800	2,137
6.125% due 02/24/2022	GBP	1,050	1,560
Tesco Property Finance PLC
5.411% due 07/13/2044		197	258

			32,438

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	137

Schedule of Investments PIMCO Global Bond Fund (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 1.3%
Eurosail PLC
0.540% due 06/10/2044	GBP	119	$151
1.329% due 06/13/2045		1,546	1,779
Hercules Eclipse PLC
0.764% due 10/25/2018		367	464
Leek Finance PLC
1.121% due 09/21/2038		$1,968	2,123
Money Partners Securities PLC
0.762% due 03/15/2040	GBP	25	31
Newgate Funding PLC
1.382% due 12/15/2050		661	771
1.632% due 12/15/2050		331	374
ResLoC UK PLC
0.542% due 12/15/2043		1,947	2,316
Uropa Securities PLC
0.580% due 06/10/2059		444	545
0.730% due 06/10/2059		103	120
0.930% due 06/10/2059		80	90
1.130% due 06/10/2059		85	93

			8,857

SOVEREIGN ISSUES 4.8%
United Kingdom Gilt
2.250% due 09/07/2023		1,500	2,187
3.250% due 01/22/2044 (g)		2,200	3,965
3.500% due 01/22/2045		10,200	19,309
4.250% due 12/07/2040 (g)		3,000	6,090
4.750% due 12/07/2038		300	635

			32,186

Total United Kingdom (Cost $73,141)			73,481

UNITED STATES 48.8%

ASSET-BACKED SECURITIES 8.2%
ACE Securities Corp. Home Equity Loan Trust
0.665% due 07/25/2036		$4,465	3,079
Amortizing Residential Collateral Trust
1.225% due 10/25/2031		7	6
Amresco Residential Securities Corp. Mortgage Loan Trust
1.465% due 06/25/2029		9	8
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.885% due 10/25/2035		1,415	1,366
0.905% due 02/25/2036		1,637	1,175
Bear Stearns Asset-Backed Securities Trust
1.185% due 10/25/2032		2	2
Citigroup Mortgage Loan Trust, Inc.
0.685% due 12/25/2036		822	543
0.705% due 01/25/2037		3,786	2,596
0.785% due 03/25/2036		2,000	1,692
Countrywide Asset-Backed Certificates
0.655% due 12/25/2036 ^		1,229	1,202
0.665% due 06/25/2037		986	821
0.665% due 06/25/2047 ^		1,016	744
0.675% due 04/25/2047		1,422	1,291
0.715% due 06/25/2047		1,894	1,797
0.725% due 06/25/2037 ^		2,699	2,050
Countrywide Asset-Backed Certificates Trust
0.675% due 02/25/2037		686	673
Credit Suisse First Boston Mortgage Securities Corp.
1.145% due 01/25/2032		5	5
EMC Mortgage Loan Trust
0.974% due 05/25/2043		444	436
First Alliance Mortgage Loan Trust
0.992% due 12/20/2027		2	2
First Franklin Mortgage Loan Trust
1.470% due 03/25/2035		1,500	1,295
GSAMP Trust
0.785% due 02/25/2046		133	104
1.394% due 11/25/2034		738	688

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Home Equity Asset Trust
0.710% due 07/25/2037	$957	$932
Home Equity Mortgage Trust
6.000% due 01/25/2037 ^	129	56
Long Beach Mortgage Loan Trust
1.230% due 08/25/2035	59	59
MASTR Asset-Backed Securities Trust
0.765% due 06/25/2036	5,010	2,868
1.025% due 10/25/2035 ^	1,517	1,192
MASTR Specialized Loan Trust
0.895% due 01/25/2037	1,461	835
Merrill Lynch Mortgage Investors Trust
1.005% due 05/25/2036	78	72
Morgan Stanley ABS Capital, Inc. Trust
0.585% due 05/25/2037	288	201
0.655% due 01/25/2037	2,677	1,517
0.665% due 05/25/2037	2,696	1,904
0.765% due 06/25/2036	2,494	1,664
1.590% due 03/25/2035 ^	5,293	2,520
Morgan Stanley Home Equity Loan Trust
0.755% due 04/25/2037	2,015	1,293
Morgan Stanley Mortgage Loan Trust
5.919% due 09/25/2046 ^	2,399	1,216
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.815% due 03/25/2036	1,700	1,419
NovaStar Mortgage Funding Trust
0.655% due 03/25/2037	1,875	1,237
Renaissance Home Equity Loan Trust
1.025% due 12/25/2033	15	14
5.294% due 01/25/2037	565	312
5.731% due 11/25/2036	2,132	1,258
Residential Asset Mortgage Products Trust
0.885% due 02/25/2036	1,900	1,384
1.084% due 06/25/2032	5	5
Residential Asset Securities Corp. Trust
0.775% due 11/25/2036	5,797	3,700
1.025% due 07/25/2032 ^	11	10
1.320% due 01/25/2035	172	165
Soundview Home Loan Trust
0.805% due 05/25/2036	1,000	837
1.475% due 10/25/2037	2,745	2,027
Specialty Underwriting & Residential Finance Trust
0.675% due 06/25/2037	576	354
1.275% due 06/25/2036	567	550
Structured Asset Investment Loan Trust
0.698% due 07/25/2036	1,877	1,132
1.425% due 09/25/2034	586	567
Structured Asset Securities Corp.
1.275% due 02/25/2035	3,410	2,753

		55,628

BANK LOAN OBLIGATIONS 0.5%
Charter Communications Operating LLC
3.500% due 01/24/2023	1,294	1,304
Energy Future Intermediate Holding Co. LLC
4.250% due 12/19/2016	1,500	1,506
Hilton Worldwide Finance LLC
3.024% - 3.500% due 10/25/2023	727	733

		3,543

CORPORATE BONDS & NOTES 3.7%
AbbVie, Inc.
2.300% due 05/14/2021	1,600	1,616
Ally Financial, Inc.
4.750% due 09/10/2018	400	415
American International Group, Inc.
3.900% due 04/01/2026	1,000	1,061
Anheuser-Busch InBev Finance, Inc.
2.650% due 02/01/2021	700	723
3.300% due 02/01/2023	1,100	1,161

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bank of America Corp.
6.875% due 04/25/2018	$2,800	$3,020
Charter Communications Operating LLC
6.384% due 10/23/2035	500	591
CIT Group, Inc.
5.250% due 03/15/2018	700	730
Citigroup, Inc.
1.424% due 04/27/2018	600	601
1.763% due 06/07/2019	1,500	1,509
2.050% due 06/07/2019	600	605
Cleveland Electric Illuminating Co.
5.700% due 04/01/2017	331	338
Ford Motor Credit Co. LLC
1.459% due 01/17/2017	600	600
JPMorgan Chase & Co.
2.550% due 10/29/2020	3,600	3,673
Kinder Morgan, Inc.
5.000% due 02/15/2021	800	866
Lehman Brothers Holdings, Inc.
6.875% due 05/02/2018 ^	700	55
Oracle Corp.
1.900% due 09/15/2021	1,600	1,605
Southern Co.
2.950% due 07/01/2023	1,600	1,658
Springleaf Finance Corp.
6.000% due 06/01/2020	900	925
8.250% due 12/15/2020	300	330
Wells Fargo & Co.
3.000% due 02/19/2025	800	814
Zimmer Biomet Holdings, Inc.
3.150% due 04/01/2022	2,347	2,431

		25,327

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.2%
American Home Mortgage Assets Trust
0.715% due 05/25/2046 ^	265	196
Banc of America Mortgage Trust
3.255% due 06/25/2035	243	235
BCAP LLC Trust
1.229% due 01/26/2047	52	47
5.250% due 08/26/2037	60	62
Bear Stearns Adjustable Rate Mortgage Trust
2.460% due 08/25/2035	74	74
2.889% due 08/25/2033	9	9
2.957% due 10/25/2033	12	12
2.973% due 05/25/2034	11	10
3.124% due 05/25/2034	23	22
3.128% due 03/25/2035	10	10
3.165% due 05/25/2047 ^	295	268
3.276% due 09/25/2034	135	125
3.495% due 11/25/2034	8	8
Bear Stearns ALT-A Trust
0.685% due 02/25/2034	61	54
2.980% due 05/25/2035	17	17
2.980% due 11/25/2035 ^	470	387
3.106% due 08/25/2036 ^	192	142
Bear Stearns Structured Products, Inc. Trust
2.966% due 01/26/2036	124	99
Citigroup Mortgage Loan Trust, Inc.
3.296% due 09/25/2037 ^	300	276
4.281% due 08/25/2035 ^	2,346	1,993
Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
2.908% due 09/25/2035 ^	1,147	992
Commercial Mortgage Trust
1.856% due 01/10/2046 (a)	4,671	277
Countrywide Alternative Loan Trust
0.712% due 02/20/2047 ^	773	523
0.742% due 07/20/2046 ^	250	125
0.805% due 02/25/2037	333	275
0.875% due 05/25/2037 ^	181	99
1.757% due 11/25/2047 ^	1,461	1,031
1.931% due 11/25/2035	46	36

138	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.471% due 11/25/2035	$15	$12
2.800% due 11/25/2035 ^	245	180
2.985% due 02/25/2037 ^	90	78
5.250% due 06/25/2035 ^	25	23
6.250% due 08/25/2037 ^	35	31
6.500% due 06/25/2036 ^	76	56
Countrywide Home Loan Mortgage Pass-Through Trust
0.725% due 04/25/2046	419	372
1.285% due 09/25/2034	37	34
3.043% due 04/20/2035	6	6
3.129% due 08/25/2034 ^	67	58
3.175% due 08/25/2034 ^	7	6
Countrywide Home Loan Reperforming REMIC Trust
0.865% due 06/25/2035	139	124
Credit Suisse First Boston Mortgage Securities Corp.
2.969% due 08/25/2033	16	16
6.500% due 04/25/2033	4	5
Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.579% due 04/25/2037 ^	201	107
DBUBS Mortgage Trust
0.385% due 11/10/2046 (a)	900	11
1.042% due 11/10/2046 (a)	935	21
Deutsche ALT-A Securities, Inc.
0.665% due 07/25/2047	810	673
GreenPoint Mortgage Funding Trust
0.795% due 11/25/2045	11	9
GS Mortgage Securities Corp.
1.748% due 02/10/2046 (a)	2,720	207
GS Mortgage Securities Trust
2.456% due 11/10/2045 (a)	2,348	197
GSR Mortgage Loan Trust
2.220% due 03/25/2033	8	8
2.680% due 06/25/2034	20	19
3.152% due 01/25/2035	40	38
HarborView Mortgage Loan Trust
0.872% due 06/20/2035	30	28
1.357% due 12/19/2036 ^	131	110
2.894% due 05/19/2033	30	30
Impac CMB Trust
1.245% due 10/25/2034	820	715
1.525% due 07/25/2033	7	7
IndyMac Mortgage Loan Trust
3.030% due 09/25/2035 ^	104	88
JPMorgan Mortgage Trust
2.503% due 11/25/2033	9	8
3.087% due 10/25/2035	39	38
JPMorgan Resecuritization Trust
5.587% due 07/27/2037	1,480	1,468
MASTR Alternative Loan Trust
0.925% due 03/25/2036	51	10
Merrill Lynch Mortgage Investors Trust
0.775% due 08/25/2036	3	3
2.625% due 02/25/2033	14	14
2.636% due 02/25/2036	176	175
2.966% due 02/25/2036	69	64
3.368% due 05/25/2033	21	20
Morgan Stanley Mortgage Loan Trust
5.701% due 02/25/2047	297	211
Residential Accredit Loans, Inc. Trust
0.675% due 02/25/2047	405	233
0.705% due 06/25/2046	400	177
2.007% due 08/25/2035	397	340
Residential Asset Securitization Trust
0.925% due 01/25/2046 ^	76	36
5.750% due 02/25/2036	1,798	1,617
Residential Funding Mortgage Securities, Inc. Trust
6.500% due 03/25/2032	2	2
Royal Bank of Scotland Capital Funding Trust
6.296% due 12/16/2049	108	110
Sequoia Mortgage Trust
0.732% due 07/20/2036	431	395
0.882% due 07/20/2033	62	58
Structured Adjustable Rate Mortgage Loan Trust
2.993% due 04/25/2034	30	29
3.052% due 02/25/2034	13	13

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.054% due 09/25/2035	$413	$367
Structured Asset Mortgage Investments Trust
0.735% due 05/25/2036	90	70
0.745% due 05/25/2036	227	176
0.745% due 09/25/2047	416	339
1.111% due 07/19/2034	13	12
TBW Mortgage-Backed Trust
5.630% due 01/25/2037	281	178
Thornburg Mortgage Securities Trust
1.775% due 06/25/2037 ^	466	421
2.781% due 06/25/2047 ^	171	153
5.750% due 06/25/2037	331	319
5.802% due 09/25/2037	84	85
WaMu Mortgage Pass-Through Certificates Trust
0.815% due 07/25/2045	995	952
0.835% due 01/25/2045	40	39
1.943% due 02/27/2034	28	27
2.251% due 12/25/2036 ^	895	778
2.599% due 12/25/2035	513	484
2.821% due 06/25/2033	10	10
Washington Mutual Mortgage Loan Trust
1.685% due 05/25/2041	1	1
Washington Mutual Mortgage Pass-Through Certificates Trust
1.447% due 07/25/2046 ^	62	42
Wells Fargo Alternative Loan Trust
5.750% due 07/25/2037 ^	185	164
6.000% due 06/25/2037 ^	473	472
Wells Fargo Mortgage-Backed Securities Trust
2.953% due 06/25/2035	287	295
3.024% due 04/25/2036	151	152
6.000% due 07/25/2036 ^	151	152
Wells Fargo-RBS Commercial Mortgage Trust
1.585% due 03/15/2045 (a)	6,343	343

		21,725

	SHARES
PREFERRED SECURITIES 0.0%
Navient Corp. CPI Linked Security
3.056% due 01/16/2018	1,800	45

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 24.8%
Fannie Mae
0.625% due 01/25/2021	$1	1
0.725% due 10/27/2037	201	201
0.925% due 06/25/2036	78	78
0.975% due 01/25/2044	441	441
1.025% due 12/25/2040	343	343
1.105% due 06/25/2041	839	845
1.125% due 11/25/2020	950	954
2.261% due 12/01/2034	52	54
2.808% due 11/01/2034	82	86
4.295% due 06/01/2021	3,056	3,398
6.000% due 04/25/2043 - 07/25/2044	157	182
6.500% due 11/25/2042	123	139
Fannie Mae, TBA
3.000% due 11/01/2046 - 12/01/2046	65,600	68,046
3.500% due 10/01/2031 - 11/01/2046	59,000	62,215
4.000% due 11/01/2046	5,100	5,471
Freddie Mac
0.844% due 01/15/2038	1,294	1,288
0.974% due 12/15/2031	1	1
1.124% due 12/15/2037	57	57
1.156% due 11/25/2022 (a)	3,298	171
1.689% due 10/25/2044	138	141
1.955% due 01/15/2038 (a)	1,294	80
Freddie Mac, TBA
3.000% due 11/01/2046	10,000	10,371
3.500% due 11/01/2046	9,000	9,485

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ginnie Mae
1.130% due 02/16/2030		$18	$18
1.875% due 09/20/2023 - 09/20/2026		15	15
2.000% due 11/20/2021 - 01/20/2030		31	32
2.125% due 05/20/2028 - 06/20/2030		30	32
6.000% due 08/20/2034		640	737
NCUA Guaranteed Notes
0.889% due 11/06/2017		1,675	1,675
1.079% due 12/08/2020		940	942
Small Business Administration
5.600% due 09/01/2028		303	340

			167,839

U.S. TREASURY OBLIGATIONS 8.4%
U.S. Treasury Bonds
2.500% due 05/15/2046		500	519
3.750% due 11/15/2043 (g)		6,200	8,094
4.375% due 05/15/2040 (g)		400	561
6.125% due 11/15/2027 (g)		3,700	5,377
U.S. Treasury Inflation Protected Securities (d)
0.125% due 01/15/2022 (i)		1,382	1,412
0.125% due 07/15/2022 (i)		6,593	6,759
0.125% due 01/15/2023 (i)(k)		7,090	7,213
0.250% due 01/15/2025 (g)(i)		6,503	6,635
0.375% due 07/15/2025 (g)		9,844	10,186
1.375% due 01/15/2020 (k)		223	237
1.750% due 01/15/2028		804	944
2.375% due 01/15/2025 (k)		281	335
2.375% due 01/15/2027 (k)		358	440
2.500% due 01/15/2029		673	856
3.875% due 04/15/2029 (k)		1,025	1,481
U.S. Treasury Notes
1.125% due 06/30/2021 (k)		300	300
1.500% due 08/31/2018 (g)(i)(k)		3,700	3,750
1.750% due 10/31/2020 (i)(k)		800	821
1.875% due 08/31/2022 (k)		100	103
2.000% due 11/30/2020 (k)		700	726

			56,749

Total United States (Cost $325,855)			330,856

SHORT-TERM INSTRUMENTS 23.0%

CERTIFICATES OF DEPOSIT 1.1%
Barclays Bank PLC
1.641% due 09/08/2017		$1,700	1,705
Sumitomo Mitsui Banking Corp.
1.550% due 09/15/2017		6,000	6,003

			7,708

REPURCHASE AGREEMENTS (f) 0.2%
			1,160

JAPAN TREASURY BILLS 21.6%
(0.269)% due 10/24/2016 - 12/19/2016 (b)(c)	JPY	14,810,000	146,111

U.S. TREASURY BILLS 0.1%
0.476% due 03/02/2017 - 03/09/2017 (b)(c)(k)		$421	420

Total Short-Term Instruments (Cost $154,920)			155,399

Total Investments in Securities (Cost $849,771)			869,062

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	139

Schedule of Investments PIMCO Global Bond Fund (U.S. Dollar-Hedged) (Cont.)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%

PIMCO Short-Term Floating NAV Portfolio III	32,198	$318

Total Short-Term Instruments (Cost $318)		318

Total Investments in Affiliates (Cost $318)		318

MARKET VALUE (000S)
Total Investments 128.6% (Cost $850,089)	$869,380

Financial Derivative Instruments (h)(j) (0.4)% (Cost or Premiums, net $(987))	(2,851)

Other Assets and Liabilities, net (28.2)%	(190,333)

Net Assets 100.0%	$676,196

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	09/30/2016	10/03/2016	$1,160	U.S. Treasury Bonds 8.000% due 11/15/2021(2)	$(1,185)	$1,160	$1,160

Total Repurchase Agreements						$(1,185)	$1,160	$1,160

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (3)	Borrowing Date	Maturity Date	Amount Borrowed (3)		Payable for Reverse Repurchase Agreements
BOS	1.750%	09/29/2016	10/04/2016	$	(13,851)	$(13,854)
BPS	0.550	08/10/2016	11/10/2016	GBP	(7,048)	(9,143)
BSN	0.600	08/03/2016	10/05/2016	$	(2,563)	(2,566)
GRE	0.640	08/09/2016	10/11/2016		(4,310)	(4,314)
	0.640	08/15/2016	10/17/2016		(1,029)	(1,030)
	0.640	08/22/2016	10/24/2016		(4,411)	(4,414)
	0.650	08/12/2016	10/12/2016		(520)	(520)
	0.650	08/17/2016	10/17/2016		(724)	(725)
	0.650	08/23/2016	10/21/2016		(617)	(618)
MBC	(0.530)	07/13/2016	10/12/2016	EUR	(2,466)	(2,767)
	(0.460)	07/13/2016	10/12/2016		(6,864)	(7,702)

Total Reverse Repurchase Agreements						$(47,653)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate (3)	Borrowing Date	Maturity Date	Amount Borrowed (3)	Payable for Sale-Buyback Transactions
GSC	0.580%	09/15/2016	10/17/2016	$(511)	$(511)

Total Sale-Buyback Transactions					$(511)

(3)	The average amount of borrowings outstanding during the period ended September 30, 2016 was $(27,806) at a weighted average interest rate of 0.260%.

140	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

SHORT SALES:

SHORT SALES ON U.S. TREASURY OBLIGATIONS

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales (4)
U.S. Treasury Bonds	4.500%	02/15/2036	$ 6,200	$(9,006)	$(8,781)

Total Short Sales				$(9,006)	$(8,781)

(4)	Payable for short sales includes $39 of accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2016:

(g)	Securities with an aggregate market value of $47,893 have been pledged as collateral under the terms of the following master agreements as of September 30, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure (5)
Global/Master Repurchase Agreement
BOS	$0	$(13,854)	$0	$0	$(13,854)	$13,758	$(96)
BPS	0	(9,143)	0	0	(9,143)	9,040	(103)
BSN	0	(2,566)	0	0	(2,566)	2,521	(45)
GRE	0	(11,621)	0	0	(11,621)	11,642	21
MBC	0	(10,469)	0	0	(10,469)	10,412	(57)
SSB	1,160	0	0	0	1,160	(1,185)	(25)

Master Securities Forward Transaction Agreement
BCY	0	0	0	(8,781)	(8,781)	0	(8,781)
GSC	0	0	(511)	0	(511)	519	8

Total Borrowings and Other Financing Transactions	$1,160	$(47,653)	$(511)	$(8,781)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$(10,469)	$(9,143)	$0	$(19,612)
U.S. Treasury Obligations	0	(28,041)	0	0	(28,041)

Total	$0	$(38,510)	$(9,143)	$0	$(47,653)
Sale-Buyback Transactions
U.S. Treasury Obligations	0	(511)	0	0	(511)

Total	$0	$(511)	$0	$0	$(511)

Total Borrowings	$0	$(39,021)	$(9,143)	$0	$(48,164)

Gross amount of recognized liabilities for reverse repurchase agreements and sale-buyback financing transactions					$(48,164)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 5-Year Note December Futures	$112.000	11/25/2016	1,030	$9	$1
Put - CBOT U.S. Treasury 10-Year Note December Futures	116.500	11/25/2016	400	3	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond December Futures	130.000	11/25/2016	71	1	0

				$13	$1

Total Purchased Options				$13	$1

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	141

Schedule of Investments PIMCO Global Bond Fund (U.S. Dollar-Hedged) (Cont.)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2017	658	$(369)	$33	$0
90-Day Eurodollar March Futures	Short	03/2018	36	(23)	2	0
Australia Government 3-Year Bond December Futures	Long	12/2016	147	12	25	0
Call Options Strike @ EUR 112.500 on Euro-Schatz December Futures	Long	11/2016	398	(2)	0	(5)
Canada Government 10-Year Bond December Futures	Short	12/2016	16	(4)	10	(4)
Euro-Bobl December Futures	Long	12/2016	193	123	0	(35)
Euro-BONO December Futures December Futures	Short	12/2016	26	(29)	9	(13)
Euro-BTP Italy Government Bond December Futures	Long	12/2016	57	(7)	20	(21)
Euro-Bund 10-Year Bond December Futures	Short	12/2016	87	(215)	44	0
Euro-Buxl 30-Year Bond December Futures	Short	12/2016	22	(71)	36	0
Euro-OAT France Government 10-Year Bond December Futures	Long	12/2016	82	79	2	(41)
Euro-Schatz December Futures	Long	12/2016	281	39	0	(10)
Japan Government 10-Year Bond December Futures	Long	12/2016	20	153	6	(10)
Put Options Strike @ EUR 128.750 on Euro-Bobl November Futures	Long	10/2016	193	0	0	0
U.S. Treasury 5-Year Note December Futures	Long	12/2016	1,030	29	0	(217)
U.S. Treasury 10-Year Note December Futures	Long	12/2016	641	(86)	0	(270)
U.S. Treasury Ultra Long-Term Bond December Futures	Long	12/2016	71	(267)	0	(153)
United Kingdom Long Gilt December Futures	Long	12/2016	77	(104)	0	(91)

Total Futures Contracts				$(742)	$187	$(870)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed (Pay) Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Unrealized Appreciation	Variation Margin
							Asset	Liability
iTraxx Europe Main 26 5-Year Index	(1.000)%	12/20/2021	EUR	60,000	$(984)	$31	$0	$(41)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.IG-25 5-Year Index	1.000%	12/20/2020	$91,700	$1,205	$1,392	$126	$0
CDX.IG-26 5-Year Index	1.000	06/20/2021	56,500	821	191	88	0

				$2,026	$1,583	$214	$0

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month CAD-Bank Bill	2.200%	06/16/2026	CAD	15,500	$(1,101)	$(399)	$65	$0
Pay	3-Month CHF-LIBOR	0.050	03/16/2026	CHF	1,600	59	59	0	(1)
Pay	3-Month SEK-STIBOR	1.013	01/23/2025	SEK	100	1	1	0	0
Pay	3-Month SEK-STIBOR	1.023	01/23/2025		100	1	1	0	0
Pay	3-Month SEK-STIBOR	1.033	01/23/2025		100	1	1	0	0
Pay	3-Month SEK-STIBOR	1.036	01/23/2025		100	1	1	0	0

142	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	1.250%	06/15/2018		$16,700	$(128)	$(32)	$3	$0
Receive	3-Month USD-LIBOR	2.000	06/15/2021		16,600	(723)	(71)	26	0
Receive	3-Month USD-LIBOR	2.000	06/15/2023		41,500	(2,170)	(648)	111	0
Receive	3-Month USD-LIBOR *	1.750	12/21/2023		110,000	(3,110)	(778)	339	0
Receive	3-Month USD-LIBOR *	1.750	12/21/2026		3,400	(85)	4	18	0
Pay	3-Month USD-LIBOR *	1.750	12/21/2026		2,800	62	(16)	0	(15)
Pay	3-Month USD-LIBOR	2.500	12/16/2035		4,400	594	573	0	(50)
Receive	3-Month USD-LIBOR *	2.098	07/01/2041		7,400	(16)	(15)	22	0
Receive	3-Month USD-LIBOR *	2.250	12/21/2046		900	(90)	(9)	16	0
Pay	3-Month ZAR-JIBAR *	8.500	03/15/2027	ZAR	11,100	19	20	0	0
Pay	6-Month EUR-EURIBOR *	0.000	03/15/2022	EUR	6,700	44	24	0	(4)
Pay	6-Month EUR-EURIBOR	1.000	11/30/2025		5,600	531	440	0	(2)
Pay	6-Month EUR-EURIBOR	0.750	12/16/2025		1,000	66	133	0	0
Pay	6-Month EUR-EURIBOR *	0.500	03/15/2027		42,200	871	582	0	(8)
Receive	6-Month EUR-EURIBOR *	1.250	03/15/2047		13,350	(2,043)	(677)	29	0
Receive	6-Month GBP-LIBOR *	0.500	03/15/2019	GBP	1,500	(4)	(1)	1	0
Receive	6-Month GBP-LIBOR *	0.500	03/15/2022		2,100	2	(11)	4	0
Receive	6-Month GBP-LIBOR *	0.750	03/15/2027		8,900	53	(145)	48	0
Receive	6-Month GBP-LIBOR	1.050	09/05/2046		300	(7)	(5)	8	0
Receive	6-Month GBP-LIBOR *	1.020	10/05/2046		600	(7)	(7)	16	0
Receive	6-Month GBP-LIBOR *	1.750	03/15/2047		1,100	(291)	(13)	32	0
Receive	6-Month GBP-LIBOR *	1.500	03/15/2047		5,200	(921)	(85)	146	0
Pay	6-Month JPY-LIBOR	0.150	03/22/2018	JPY	3,360,000	108	92	2	0
Receive	6-Month JPY-LIBOR	0.500	09/17/2021		1,450,000	(433)	(253)	0	0
Pay	6-Month JPY-LIBOR	1.000	12/18/2025		1,180,000	1,093	617	0	(13)
Pay	6-Month JPY-LIBOR	0.300	03/18/2026		3,250,000	828	5	0	(37)
Pay	6-Month JPY-LIBOR	0.000	09/20/2026		560,000	(28)	12	0	(6)
Pay	6-Month JPY-LIBOR	1.250	06/17/2035		260,000	447	403	0	(10)
Receive	6-Month JPY-LIBOR	1.500	12/21/2045		1,270,000	(3,794)	22	100	0
Receive	6-Month JPY-LIBOR	0.500	09/20/2046		120,000	(13)	3	9	0
Pay	28-Day MXN-TIIE	4.195	10/05/2017	MXN	40,000	(30)	(28)	0	(4)
Pay	28-Day MXN-TIIE	4.130	10/17/2017		163,000	(128)	(101)	0	(14)

						$(10,341)	$(301)	$995	$(164)

Total Swap Agreements						$(9,299)	$1,313	$1,209	$(205)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2016:

(i)	Securities with an aggregate market value of $10,798 and cash of $2,608 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$1	$187	$1,209	$1,397	$0	$(870)	$(205)	$(1,075)

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2016	BRL	21,674		$6,323	$8	$(350)
	10/2016	CAD	38,352		29,710	477	0
	10/2016	CNH	53,149		7,928	0	(30)
	10/2016	DKK	12,855		1,932	0	(7)
	10/2016	GBP	40,093		53,045	1,078	0
	10/2016	JPY	5,234,517		52,184	564	0
	10/2016	RUB	21,528		332	0	(10)
	10/2016		$6,634	BRL	21,675	30	0
	10/2016		13,737	DKK	91,254	31	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	143

Schedule of Investments PIMCO Global Bond Fund (U.S. Dollar-Hedged) (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	01/2017	CNY	3,453		$498	$0	$(16)
	01/2017	DKK	100,000		15,115	0	(40)
	01/2017		$1,441	CNY	9,551	0	(19)
	04/2017	DKK	91,254		$13,852	0	(39)
	07/2017		11,720		1,771	0	(21)
BPS	10/2016	CNH	4,345		659	8	0
	10/2016		$499	CNY	3,293	0	(5)
	10/2016		49,353	GBP	37,924	0	(198)
	10/2016		922	NOK	7,490	15	0
	11/2016	GBP	37,370		$48,643	177	0
	11/2016	NOK	7,490		922	0	(15)
BRC	11/2016	SGD	1,279		954	16	0
CBK	10/2016	CNH	1,151		172	0	(1)
	10/2016		$3,775	JPY	385,300	24	0
	10/2016		1,862	MXN	33,800	0	(122)
	10/2016		1,158	RUB	77,080	66	0
	11/2016		18,849	EUR	16,801	50	0
	11/2016		1,508	KRW	1,687,150	23	0
	01/2017	EUR	16,801		$18,908	0	(49)
	01/2017		$1,185	RUB	85,794	145	0
DUB	10/2016	BRL	800		$246	0	0
	10/2016		$243	BRL	800	3	0
	11/2016		1,327	TWD	42,121	22	0
	07/2017		220	BRL	794	7	0
FBF	10/2016	RUB	22,926		$353	0	(11)
	10/2016		$885	RUB	56,685	15	0
	11/2016		1,670	INR	113,360	24	0
	12/2016	RUB	56,685		$873	0	(14)
GLM	10/2016	BRL	13,800		4,251	8	0
	10/2016	CHF	580		590	0	(7)
	10/2016	CNH	11,747		1,752	0	(7)
	10/2016	DKK	12,170		1,823	0	(13)
	10/2016	GBP	1,126		1,464	4	0
	10/2016	MXN	27,540		1,381	0	(37)
	10/2016	NOK	7,490		911	0	(26)
	10/2016		$3,870	AUD	5,130	57	0
	10/2016		3,781	BRL	13,800	463	0
	10/2016		74,134	EUR	66,138	162	0
	10/2016		1,204	JPY	124,700	25	0
	10/2016		1,208	SEK	10,370	0	0
	11/2016	EUR	67,204		$75,417	0	(178)
	11/2016	JPY	3,980,000		39,598	275	0
	11/2016	SEK	10,370		1,210	0	(1)
	11/2016	TWD	194,150		6,080	0	(141)
	12/2016	JPY	2,850,000		28,150	0	(37)
	07/2017		$300	BRL	1,083	9	0
HUS	10/2016	CNH	46,675		$6,995	10	(4)
	10/2016	DKK	140,685		21,081	0	(145)
	10/2016		$160	CNY	1,057	0	(2)
	11/2016	JPY	2,432,000		$24,372	343	0
	11/2016	SGD	16,093		11,999	195	0
	11/2016		$1,192	INR	80,853	16	0
	01/2017	CNH	2,294		$348	6	0
	01/2017		$1,448	CNY	9,592	0	(20)
	02/2017		1,184	RUB	85,935	146	0
	07/2017	DKK	31,865		$4,795	0	(78)
JPM	10/2016	AUD	672		506	0	(9)
	10/2016	BRL	16,500		4,285	0	(788)
	10/2016	CNH	12,184		1,863	38	0
	10/2016	DKK	156,278		23,713	180	(46)
	10/2016	EUR	1,524		1,713	1	0
	10/2016	GBP	1,268		1,681	37	0
	10/2016	JPY	1,400,000		13,134	0	(684)
	10/2016	NZD	1,709		1,240	0	(4)
	10/2016		$5,031	BRL	16,500	51	(8)
	10/2016		28,988	CAD	38,352	245	0
	10/2016		1,858	CNY	12,178	0	(33)
	10/2016		726	EUR	643	0	(3)
	10/2016		4,876	GBP	3,690	0	(93)
	11/2016	CAD	38,352		$28,993	0	(246)
	11/2016	JPY	1,098,000		10,966	119	0

144	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	11/2016		$2,647	CHF	2,573	$6	$0
	11/2016		1,754	KRW	1,961,196	26	0
	11/2016		549	TWD	17,486	11	0
	07/2017	BRL	2,400		$641	0	(43)
	07/2017	DKK	45,020		6,808	0	(76)
MSB	10/2016	BRL	20,674		6,386	29	0
	10/2016	EUR	65,528		74,117	506	0
	10/2016		$6,368	BRL	20,674	0	(11)
	11/2016		6,333		20,674	0	(30)
	07/2017	BRL	6,500		$1,858	4	0
NAB	10/2016	AUD	8,603		6,559	0	(25)
NGF	11/2016		$1,261	SGD	1,717	0	(2)
SCX	10/2016	AUD	175		$134	0	0
	10/2016	CNH	48,758		7,408	105	0
	10/2016		$7,403	CNY	48,768	0	(93)
	10/2016		54,733	JPY	5,511,617	0	(380)
	11/2016	JPY	5,511,617		$54,799	382	0
	11/2016	THB	4,767		137	0	0
	11/2016		$152	IDR	2,009,414	2	0
	01/2017		334	CNH	2,294	8	0
SOG	10/2016	RUB	89,311		$1,378	0	(40)
	11/2016		$3,243	SGD	4,350	0	(52)
	12/2016	JPY	3,050,000		$29,891	0	(287)
	01/2017	CNY	15,689		2,264	0	(72)
TOR	10/2016	SEK	10,370		1,236	27	0
UAG	10/2016	EUR	809		910	2	0
	10/2016	GBP	549		719	7	0
	10/2016	JPY	787,100		7,725	2	(39)
	10/2016		$1,206	EUR	1,080	8	0
	10/2016		1,897	GBP	1,422	0	(54)
	11/2016	GBP	779		$1,012	1	0
	11/2016	KRW	1,182,167		1,078	5	0
	11/2016	SGD	145		108	2	0
	11/2016		$933	TWD	29,711	19	0
	12/2016		3,644	JPY	370,000	18	0

Total Forward Foreign Currency Contracts						$6,343	$(4,761)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date		Notional Amount	Cost	Market Value
CBK	Put - OTC USD versus JPY	JPY	97.000	10/19/2016	$	6,895	$16	$7
DUB	Call - OTC USD versus BRL	BRL	3.610	06/29/2017		1,100	72	54
	Put - OTC USD versus BRL		3.610	06/29/2017		1,100	72	87
GLM	Call - OTC USD versus BRL		3.609	06/30/2017		1,700	110	84
	Put - OTC USD versus BRL		3.609	06/30/2017		1,700	111	135
HUS	Put - OTC USD versus JPY	JPY	93.150	11/10/2016		7,000	14	7
SCX	Put - OTC GBP versus USD	$	1.250	10/10/2016	GBP	3,300	62	1
	Call - OTC USD versus CNY	CNY	6.520	10/31/2016	$	144	44	139
	Put - OTC USD versus JPY	JPY	96.650	10/20/2016		3,856	8	4

							$509	$518

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
CBK	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250%	12/27/2016	$	215,100	$71	$26
JPM	Put - OTC 10-Year Interest Rate Swap	3-Month JPY-LIBOR	Receive	0.400	03/03/2017	JPY	160,000	10	2
RBC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.100	01/09/2017	$	121,400	60	54

								$141	$82

Total Purchased Options								$650	$600

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	145

Schedule of Investments PIMCO Global Bond Fund (U.S. Dollar-Hedged) (Cont.)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BRC	Call - OTC iTraxx Europe 25 5-Year Index	Buy	0.600%	10/19/2016	EUR	8,400	$(7)	$(2)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
AZD	Call - OTC USD versus CNY	CNY	7.000	11/01/2016	$	1,000	$(11)	$0
CBK	Put - OTC EUR versus AUD	AUD	1.424	01/10/2017	EUR	1,259	(10)	(10)
	Call - OTC EUR versus AUD		1.530	01/10/2017		1,259	(10)	(10)
	Call - OTC USD versus JPY	JPY	106.550	10/19/2016	$	6,895	(16)	(1)
DUB	Call - OTC USD versus BRL	BRL	3.890	06/28/2018		1,800	(172)	(154)
	Put - OTC USD versus BRL		3.890	06/28/2018		1,800	(172)	(204)
FBF	Call - OTC USD versus BRL		6.300	01/11/2018		1,300	(69)	(9)
GLM	Put - OTC EUR versus AUD	AUD	1.438	12/08/2016	EUR	1,300	(10)	(9)
	Call - OTC EUR versus AUD		1.529	12/08/2016		1,300	(9)	(9)
	Put - OTC EUR versus MXN	MXN	18.900	03/21/2017		2,500	(98)	(6)
	Call - OTC EUR versus MXN		22.650	03/21/2017		2,500	(86)	(111)
	Call - OTC USD versus BRL	BRL	3.500	11/28/2016	$	4,800	(60)	(50)
	Call - OTC USD versus BRL		3.892	07/02/2018		2,600	(250)	(223)
	Put - OTC USD versus BRL		3.892	07/02/2018		2,600	(250)	(296)
HUS	Call - OTC USD versus JPY	JPY	106.500	11/10/2016		7,000	(14)	(10)
JPM	Put - OTC USD versus CNH	CNH	6.600	09/11/2017		4,000	(36)	(45)
MSB	Put - OTC EUR versus AUD	AUD	1.442	12/08/2016	EUR	1,800	(13)	(15)
	Call - OTC EUR versus AUD		1.534	12/08/2016		1,800	(13)	(11)
	Call - OTC USD versus BRL	BRL	3.500	11/28/2016	$	3,500	(46)	(37)
NGF	Put - OTC USD versus KRW	KRW	1,145.000	01/24/2017		1,600	(41)	(84)
SCX	Call - OTC GBP versus USD	$	1.350	10/10/2016	GBP	3,300	(46)	0
	Call - OTC USD versus JPY	JPY	106.050	10/20/2016	$	3,856	(8)	(1)
SOG	Call - OTC USD versus CNY	CNY	7.000	11/01/2016		2,500	(30)	0
	Put - OTC USD versus KRW	KRW	1,145.000	01/17/2017		1,100	(25)	(57)
UAG	Put - OTC USD versus KRW		1,145.000	01/17/2017		1,100	(25)	(57)

							$(1,520)	$(1,409)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	$500	$(7)	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date		Notional Amount	Premiums (Received)	Market Value
JPM	Put - OTC 2-Year Interest Rate Swap	3-Month JPY-LIBOR	Pay	0.000%	03/03/2017	JPY	1,080,000	$(11)	$(3)

STRADDLE OPTIONS

Counterparty	Description	Exercise Level (1)	Expiration Date	Notional Amount	Premiums (Received) (1)	Market Value
JPM	Call & Put - OTC 1-Year USD/KRW versus 1-Year USD/KRW Forward Currency Volatility Agreement	0.000%	02/20/2017	$100	$0	$3

Total Written Options					$(1,545)	$(1,411)

(1)	Exercise level and final premium determined on a future date, based upon implied volatility parameters.

146	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2016:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		0		82		0		(82)		0		0
Notional Amount in $	$	54,312	$	120,130	$	(72,485)	$	(36,306)	$	(17,600)	$	48,051
Notional Amount in AUD	AUD	0	AUD	28,360	AUD	(10,380)	AUD	(17,980)	AUD	0	AUD	0
Notional Amount in CHF	CHF	0	CHF	13,110	CHF	(6,400)	CHF	0	CHF	(6,710)	CHF	0
Notional Amount in EUR	EUR	66,065	EUR	79,718	EUR	(41,100)	EUR	(82,565)	EUR	0	EUR	22,118
Notional Amount in GBP	GBP	0	GBP	18,292	GBP	(8,800)	GBP	(4,192)	GBP	(2,000)	GBP	3,300
Notional Amount in JPY	JPY	1,080,000	JPY	0	JPY	0	JPY	0	JPY	0	JPY	1,080,000
Premiums	$	(1,335)	$	(2,842)	$	1,060	$	1,163	$	409	$	(1,545)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Maturity Date	Implied Credit Spread at September 30, 2016 (4)	Notional Amount (5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	ING Bank NV	(1.000)%	12/20/2021	1.743%	EUR	400	$12	$5	$17	$0
	Reynolds American, Inc.	(1.000)	12/20/2020	0.311	$	200	(6)	0	0	(6)
	Veolia Environnement S.A.	(1.000)	12/20/2020	0.411	EUR	100	(1)	(2)	0	(3)
BPS	BASF SE	(1.000)	12/20/2020	0.379		100	(2)	(1)	0	(3)
	HSBC Bank PLC	(1.000)	06/20/2021	1.565		700	9	11	20	0
	ING Bank NV	(1.000)	12/20/2021	1.743		400	15	2	17	0
	Koninklijke DSM NV	(1.000)	12/20/2020	0.272		200	(5)	(2)	0	(7)
	Teliasonera AB	(1.000)	12/20/2020	0.441		400	(3)	(8)	0	(11)
	UBS AG	(1.000)	12/20/2021	0.771		800	(13)	2	0	(11)
	Veolia Environnement S.A.	(1.000)	12/20/2020	0.411		200	(1)	(5)	0	(6)
BRC	BAT Netherlands Finance BV	(1.000)	12/20/2020	0.440		100	(2)	(1)	0	(3)
	Koninklijke DSM NV	(1.000)	12/20/2020	0.272		300	(7)	(4)	0	(11)
	Reynolds American, Inc.	(1.000)	12/20/2020	0.311	$	200	(6)	0	0	(6)
	Springleaf Finance Corp.	(5.000)	06/20/2020	3.180		900	(86)	28	0	(58)
CBK	Altria Group, Inc.	(1.000)	12/20/2020	0.242		100	(3)	0	0	(3)
	Barclays Bank PLC	(1.000)	06/20/2021	2.242	EUR	1,900	114	6	120	0
	BAT Netherlands Finance BV	(1.000)	12/20/2020	0.440		500	(11)	(3)	0	(14)
	Bayer AG	(1.000)	12/20/2020	0.563		400	(8)	0	0	(8)
	HSBC Bank PLC	(1.000)	12/20/2021	1.680		400	11	5	16	0
	UBS AG	(1.000)	12/20/2021	1.854		400	15	4	19	0
	UBS AG	(1.000)	09/20/2022	1.934	$	2,300	124	(7)	117	0
	UnitedHealth Group, Inc.	(1.000)	12/20/2020	0.295		300	(9)	0	0	(9)
FBF	Altria Group, Inc.	(1.000)	12/20/2020	0.242		400	(13)	0	0	(13)
	Reynolds American, Inc.	(1.000)	12/20/2020	0.311		200	(6)	0	0	(6)
GST	Altria Group, Inc.	(1.000)	12/20/2020	0.242		800	(27)	2	0	(25)
	BASF SE	(1.000)	12/20/2020	0.379	EUR	300	(7)	(2)	0	(9)
	BAT Netherlands Finance BV	(1.000)	12/20/2020	0.440		200	(5)	0	0	(5)
	Koninklijke DSM NV	(1.000)	12/20/2020	0.272		500	(11)	(7)	0	(18)
	Reynolds American, Inc.	(1.000)	12/20/2020	0.311	$	700	(21)	1	0	(20)
	SABMiller PLC	(1.000)	01/20/2022	0.296		200	(6)	(2)	0	(8)
	Veolia Environnement S.A.	(1.000)	12/20/2020	0.411	EUR	100	0	(3)	0	(3)
JPM	Altria Group, Inc.	(1.000)	12/20/2020	0.242	$	300	(10)	0	0	(10)
	Barclays Bank PLC	(1.000)	06/20/2021	2.242	EUR	2,000	115	12	127	0
	BAT Netherlands Finance BV	(1.000)	12/20/2020	0.440		200	(4)	(1)	0	(5)
	Bayer AG	(1.000)	12/20/2020	0.563		200	(4)	0	0	(4)
	Koninklijke DSM NV	(1.000)	12/20/2020	0.272		100	(2)	(1)	0	(3)
	Pfizer, Inc.	(1.000)	12/20/2020	0.247	$	800	(30)	5	0	(25)
	Reynolds American, Inc.	(1.000)	12/20/2020	0.311		100	(3)	0	0	(3)
	UnitedHealth Group, Inc.	(1.000)	12/20/2020	0.295		400	(12)	0	0	(12)
MYC	Pfizer, Inc.	(1.000)	12/20/2020	0.247		300	(11)	2	0	(9)
	Reynolds American, Inc.	(1.000)	12/20/2020	0.311		200	(6)	0	0	(6)
	UnitedHealth Group, Inc.	(1.000)	12/20/2020	0.295		100	(3)	0	0	(3)
RYL	Burlington Northern Santa Fe LLC	(0.510)	03/20/2018	0.043		446	0	(3)	0	(3)
	Cleveland Electric Illuminating Co.	(0.940)	06/20/2017	0.134		637	0	(4)	0	(4)
SOG	Intesa Sanpaolo SpA	(1.000)	03/20/2026	3.682		1,700	246	94	340	0
	United Utilities PLC	(1.000)	12/20/2020	0.583	EUR	300	0	(6)	0	(6)

							$317	$117	$793	$(359)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	147

Schedule of Investments PIMCO Global Bond Fund (U.S. Dollar-Hedged) (Cont.)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (3)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2016 (4)	Notional Amount (5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Brazil Government International Bond	1.000%	03/20/2019	1.303%	$	200	$(8)	$7	$0	$(1)
	Brazil Government International Bond	1.000	09/20/2019	1.516		1,000	(28)	13	0	(15)
	Volkswagen International Finance NV	1.000	12/20/2016	0.311	EUR	1,300	(7)	10	3	0
BPS	Tesco PLC	1.000	06/20/2021	1.975		400	(28)	8	0	(20)
BRC	Tesco PLC	1.000	12/20/2020	1.747		100	(8)	5	0	(3)
CBK	Barclays Bank PLC	1.000	06/20/2021	0.983		1,000	0	1	1	0
	Brazil Government International Bond	1.000	03/20/2019	1.303	$	300	(13)	11	0	(2)
	Tesco PLC	1.000	12/20/2020	1.747	EUR	500	(42)	25	0	(17)
FBF	Tesco PLC	1.000	06/20/2021	1.975		200	(15)	5	0	(10)
GST	Brazil Government International Bond	1.000	03/20/2019	1.303	$	1,300	(63)	54	0	(9)
	Greece Government International Bond	1.000	12/20/2016	11.841		700	(154)	138	0	(16)
JPM	Brazil Government International Bond	1.000	03/20/2019	1.303		1,100	(46)	38	0	(8)
	Tesco PLC	1.000	12/20/2020	1.747	EUR	300	(24)	14	0	(10)
MYC	Barclays Bank PLC	1.000	06/20/2021	0.983		200	0	0	0	0
	Brazil Government International Bond	1.000	09/20/2019	1.516	$	800	(24)	12	0	(12)
	Tesco PLC	1.000	12/20/2020	1.747	EUR	200	(16)	9	0	(7)
SOG	Tesco PLC	1.000	12/20/2020	1.747		900	(77)	46	0	(31)

							$(553)	$396	$4	$(161)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (2)

Counterparty	Index/Tranches	Fixed (Pay) Rate	Maturity Date	Notional Amount (5)		Premiums Paid	Unrealized Appreciation	Swap Agreements, at Value (6)
								Asset	Liability
BOA	iTraxx Europe Subordinated 26 5-Year Index	(1.000)%	12/20/2021	EUR	600	$40	$7	$47	$0

BPS	iTraxx Europe Subordinated 26 5-Year Index	(1.000)	12/20/2021		200	13	3	16	0

MYC	iTraxx Europe Subordinated 26 5-Year Index	(1.000)	12/20/2021		1,700	109	23	132	0

						$162	$33	$195	$0

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

148	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Maturity Date (7)	Notional Amount of Currency Received		Notional Amount of Currency Delivered			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BOA	Floating rate equal to 3-Month EUR-EURIBOR less 0.505% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2027	EUR	6,290	$		7,022	$53	$(33)	$20	$0
	Floating rate equal to 3-Month EUR-EURIBOR less 0.517% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2022		8,100			9,120	(60)	9	0	(51)
	Floating rate equal to 3-Month GBP-LIBOR less 0.150% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2019	GBP	11,700			16,637	(11)	(1,467)	0	(1,478)
BPS	Floating rate equal to 3-Month EUR-EURIBOR less 0.517% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2022	EUR	9,020			10,156	(15)	(42)	0	(57)
CBK	Floating rate equal to 3-Month EUR-EURIBOR less 0.470% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2022		3,800			4,279	9	(23)	0	(14)
	Floating rate equal to 3-Month EUR-EURIBOR less 0.506% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2027		5,380			6,006	45	(28)	17	0
	Floating rate equal to 3-Month GBP-LIBOR less 0.140% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2019	GBP	8,600			12,126	37	(1,018)	0	(981)
DUB	Floating rate equal to 3-Month EUR-EURIBOR less 0.478% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2022	EUR	9,500			10,696	(8)	(31)	0	(39)
	Floating rate equal to 3-Month EUR-EURIBOR less 0.504% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2027		2,800			3,126	13	(3)	10	0
	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	Floating rate equal to 3-Month JPY-LIBOR less 0.775% based on the notional amount of currency delivered	01/23/2019	$	2,949		JPY	300,000	19	(26)	0	(7)
GLM	Floating rate equal to 3-Month CAD-LIBOR less 0.123% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/21/2018	CAD	9,000			6,880	26	(43)	0	(17)
	Floating rate equal to 3-Month CAD-LIBOR less 0.125% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/21/2018		9,000			6,880	(10)	(7)	0	(17)
	Floating rate equal to 3-Month GBP-LIBOR less 0.120% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2019	GBP	13,000			18,821	(139)	(1,828)	0	(1,967)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	149

Schedule of Investments PIMCO Global Bond Fund (U.S. Dollar-Hedged) (Cont.)

Counterparty	Receive	Pay	Maturity Date (7)	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	Floating rate equal to 3-Month JPY-LIBOR less 0.768% based on the notional amount of currency delivered	01/23/2019	$	10,319	JPY	1,050,000	$(10)	$(20)	$0	$(30)
	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	Floating rate equal to 3-Month JPY-LIBOR less 0.768% based on the notional amount of currency delivered	03/15/2019		5,289		540,000	4	(38)	0	(34)
HUS	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	Floating rate equal to 3-Month JPY-LIBOR less 0.768% based on the notional amount of currency delivered	01/23/2019		16,716		1,700,000	79	(119)	0	(40)
RBC	Floating rate equal to 3-Month CAD-LIBOR less 0.128% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/21/2018	CAD	2,300		1,758	(17)	13	0	(4)
UAG	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	Floating rate equal to 3-Month JPY-LIBOR less 0.755% based on the notional amount of currency delivered	09/21/2018	$	3,629	JPY	370,000	(46)	29	0	(17)

								$(31)	$(4,675)	$47	$(4,753)

(7)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	3-Month KRW-KORIBOR	1.860%	12/01/2020	KRW	1,835,500	$0	$44	$44	$0

CBK	Pay	3-Month KRW-KORIBOR	1.863	12/01/2020		1,137,700	0	28	28	0

DUB	Pay	3-Month KRW-KORIBOR	1.860	12/01/2020		5,506,400	0	133	133	0

NGF	Pay	3-Month KRW-KORIBOR	1.863	12/01/2020		1,835,500	0	45	45	0

							$0	$250	$250	$0

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
DUB	Pay	EUR versus CHF 1-Year ATM Realized Volatility	8.400%	12/06/2016	$ 4	$0	$15	$15	$0
	Pay	EUR versus CHF 1-Year ATM Realized Volatility	7.250	01/03/2017	8	0	19	19	0
	Pay	EUR versus CHF 1-Year ATM Realized Volatility	8.500	03/22/2017	9	0	27	27	0
	Pay	EUR versus CHF 1-Year ATM Realized Volatility	8.150	03/30/2017	6	0	15	15	0
	Receive	USD versus CHF 1-Year ATM Realized Volatility	10.800	12/06/2016	4	0	(9)	0	(9)
	Receive	USD versus CHF 1-Year ATM Realized Volatility	9.250	01/03/2017	8	0	(8)	0	(8)
	Receive	USD versus CHF 1-Year ATM Realized Volatility	10.300	03/22/2017	9	0	(16)	0	(16)
	Receive	USD versus CHF 1-Year ATM Realized Volatility	10.050	03/30/2017	6	0	(9)	0	(9)
UAG	Pay	EUR versus CHF 1-Year ATM Realized Volatility	6.850	01/05/2017	5	0	9	9	0
	Receive	USD versus CHF 1-Year ATM Realized Volatility	8.750	01/05/2017	5	0	(3)	0	(3)

						$0	$40	$85	$(45)

Total Swap Agreements						$(105)	$(3,839)	$1,374	$(5,318)

150	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2016:

(k)	Securities with an aggregate market value of $2,444 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure (8)
BOA	$2,188	$0	$131	$2,319	$(532)	$0	$(1,554)	$(2,086)	$233	$(1,400)	$(1,167)
BPS	200	0	53	253	(218)	0	(115)	(333)	(80)	0	(80)
BRC	16	0	0	16	0	(2)	(81)	(83)	(67)	0	(67)
CBK	308	33	318	659	(172)	(21)	(1,048)	(1,241)	(582)	(270)	(852)
DUB	32	141	219	392	0	(358)	(88)	(446)	(54)	0	(54)
FBF	39	0	0	39	(25)	(9)	(29)	(63)	(24)	60	36
GLM	1,003	219	0	1,222	(447)	(704)	(2,065)	(3,216)	(1,994)	42	(1,952)
GST	0	0	0	0	0	0	(113)	(113)	(113)	254	141
HUS	716	7	0	723	(249)	(10)	(40)	(299)	424	(370)	54
JPM	714	2	127	843	(2,033)	(45)	(80)	(2,158)	(1,315)	1,427	112
MSB	539	0	0	539	(41)	(63)	0	(104)	435	(660)	(225)
MYC	0	0	132	132	0	0	(37)	(37)	95	0	95
NAB	0	0	0	0	(25)	0	0	(25)	(25)	0	(25)
NGF	0	0	45	45	(2)	(84)	0	(86)	(41)	0	(41)
RBC	0	54	0	54	0	0	(4)	(4)	50	0	50
RYL	0	0	0	0	0	0	(7)	(7)	(7)	0	(7)
SCX	497	144	0	641	(473)	(1)	0	(474)	167	0	167
SOG	0	0	340	340	(451)	(57)	(37)	(545)	(205)	397	192
TOR	27	0	0	27	0	0	0	0	27	0	27
UAG	64	0	9	73	(93)	(57)	(20)	(170)	(97)	264	167

Total Over the Counter	$6,343	$600	$1,374	$8,317	$(4,761)	$(1,411)	$(5,318)	$(11,490)

(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	0	187	187
Swap Agreements	0	214	0	0	995	1,209

	$0	$214	$0	$0	$1,183	$1,397

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,343	$0	$6,343
Purchased Options	0	0	0	518	82	600
Swap Agreements	0	992	0	132	250	1,374

	$0	$992	$0	$6,993	$332	$8,317

	$0	$1,206	$0	$6,993	$1,515	$9,714

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$870	$870
Swap Agreements	0	41	0	0	164	205

	$0	$41	$0	$0	$1,034	$1,075

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,761	$0	$4,761
Written Options	0	2	0	1,406	3	1,411
Swap Agreements	0	520	0	4,798	0	5,318

	$0	$522	$0	$10,965	$3	$11,490

	$0	$563	$0	$10,965	$1,037	$12,565

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	151

Schedule of Investments PIMCO Global Bond Fund (U.S. Dollar-Hedged) (Cont.)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest RateContracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(32)	$(32)
Written Options	0	0	0	0	31	31
Futures	0	0	0	0	4,372	4,372
Swap Agreements	0	1,634	0	0	(1,077)	557

	$0	$1,634	$0	$0	$3,294	$4,928

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(20,262)	$0	$(20,262)
Purchased Options	0	0	0	(1,454)	(188)	(1,642)
Written Options	0	122	0	1,380	307	1,809
Swap Agreements	0	104	0	1,845	124	2,073

	$0	$226	$0	$(18,491)	$243	$(18,022)

	$0	$1,860	$0	$(18,491)	$3,537	$(13,094)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(17)	$(17)
Futures	0	0	0	0	(834)	(834)
Swap Agreements	0	1,102	0	0	(86)	1,016

	$0	$1,102	$0	$0	$(937)	$165

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,508	$0	$7,508
Purchased Options	0	0	0	887	(56)	831
Written Options	0	(61)	0	422	(80)	281
Swap Agreements	0	237	0	(7,140)	18	(6,885)

	$0	$176	$0	$1,677	$(118)	$1,735

	$0	$1,278	$0	$1,677	$(1,055)	$1,900

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Investments in Securities, at Value
Australia
Non-Agency Mortgage-Backed Securities	$0	$169	$0	$169
Brazil
Corporate Bonds & Notes	0	3,862	0	3,862
Sovereign Issues	0	2,502	0	2,502
Canada
Corporate Bonds & Notes	0	4,065	0	4,065
Non-Agency Mortgage-Backed Securities	0	2,054	0	2,054
Sovereign Issues	0	25,972	0	25,972
Cayman Islands
Asset-Backed Securities	0	1,268	0	1,268
China
Corporate Bonds & Notes	0	902	0	902
Denmark
Corporate Bonds & Notes	0	61,939	0	61,939
France
Corporate Bonds & Notes	0	7,400	0	7,400
Sovereign Issues	0	17,623	0	17,623
Germany
Corporate Bonds & Notes	0	3,177	0	3,177
Sovereign Issues	0	2,728	0	2,728
Greece
Corporate Bonds & Notes	0	1,657	0	1,657
Sovereign Issues	0	777	0	777
Guernsey, Channel Islands
Corporate Bonds & Notes	0	1,015	0	1,015

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Ireland
Asset-Backed Securities	$0	$40	$0	$40
Corporate Bonds & Notes	0	10,569	0	10,569
Sovereign Issues	0	1,288	0	1,288
Italy
Corporate Bonds & Notes	0	7,094	0	7,094
Non-Agency Mortgage-Backed Securities	0	1,464	0	1,464
Sovereign Issues	0	13,471	0	13,471
Japan
Corporate Bonds & Notes	0	4,517	0	4,517
Sovereign Issues	0	57,521	0	57,521
Luxembourg
Corporate Bonds & Notes	0	3,535	0	3,535
Multinational
Corporate Bonds & Notes	0	1,079	0	1,079
Netherlands
Asset-Backed Securities	0	886	0	886
Corporate Bonds & Notes	0	5,780	0	5,780
Norway
Corporate Bonds & Notes	0	407	0	407
Sovereign Issues	0	3,321	0	3,321
Poland
Sovereign Issues	0	27	0	27
Portugal
Corporate Bonds & Notes	0	633	317	950
Qatar
Sovereign Issues	0	877	0	877

152	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2016 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Slovenia
Sovereign Issues	$0	$24,863	$0	$24,863
Spain
Sovereign Issues	0	17,292	0	17,292
Sweden
Corporate Bonds & Notes	0	7,711	0	7,711
Switzerland
Corporate Bonds & Notes	0	9,015	0	9,015
Sovereign Issues	0	509	0	509
United Kingdom
Corporate Bonds & Notes	0	32,438	0	32,438
Non-Agency Mortgage-Backed Securities	0	8,857	0	8,857
Sovereign Issues	0	32,186	0	32,186
United States
Asset-Backed Securities	0	55,628	0	55,628
Bank Loan Obligations	0	3,543	0	3,543
Corporate Bonds & Notes	0	25,327	0	25,327
Non-Agency Mortgage-Backed Securities	0	21,725	0	21,725
Preferred Securities	45	0	0	45
U.S. Government Agencies	0	167,839	0	167,839
U.S. Treasury Obligations	0	56,749	0	56,749
Short-Term Instruments
Certificates of Deposit	0	7,708	0	7,708
Repurchase Agreements	0	1,160	0	1,160
Japan Treasury Bills	0	146,111	0	146,111
U.S. Treasury Bills	0	420	0	420

	$45	$868,700	$317	$869,062

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$318	$0	$0	$318

Total Investments	$363	$868,700	$317	$869,380

Short Sales, at Value - Liabilities
U.S. Treasury Obligations	$0	$(8,781)	$0	$(8,781)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	187	1,210	0	1,397
Over the counter	0	8,317	0	8,317

	$187	$9,527	$0	$9,714

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(870)	(205)	0	(1,075)
Over the counter	0	(11,490)	0	(11,490)

	$(870)	$(11,695)	$0	$(12,565)

Totals	$(320)	$857,751	$317	$857,748

There were no significant transfers between Levels 1, 2, or 3 during the period ended September 30, 2016.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	153

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A, Class C and Class R shares of the funds (each a “Fund” and collectively the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. The PIMCO Emerging Markets Full Spectrum Bond Fund may invest assets in Institutional Class or Class M shares of the Trust and PIMCO Equity Series, an affiliated open-end investment company, except funds of funds (“Underlying PIMCO Funds”) and may also invest in other affiliated funds, including funds of ETF Trust, an affiliated investment company, and unaffiliated funds, which may or may not be registered under the 1940 Act (collectively, “Acquired Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled within a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies are recorded as dividend income. Long-term capital gain distributions received from registered investment companies are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

154	PIMCO INTERNATIONAL BOND FUNDS

September 30, 2016 (Unaudited)

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency
Fund Name	Declared	Distributed
PIMCO Emerging Markets Bond Fund	Daily	Monthly
PIMCO Emerging Markets Corporate Bond Fund	Daily	Monthly
PIMCO Emerging Markets Currency Fund	Daily	Monthly
PIMCO Emerging Markets Full Spectrum Bond Fund	Daily	Monthly
PIMCO Foreign Bond Fund (Unhedged)	Daily	Monthly
PIMCO Global Advantage® Strategy Bond Fund	Daily	Monthly
PIMCO Global Bond Fund (Unhedged)	Daily	Monthly
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	Daily	Monthly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of transactions that may cause character differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) Statements of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a Statement of Cash Flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the entity’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the entity had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Funds with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, or sale-buyback transactions, have been determined to be at a level requiring a Statement of Cash Flows. Statements of Cash Flows, as applicable, have been prepared using the indirect method which requires net increase (decrease) in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(f) New Accounting Pronouncements  In August 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. The ASU did not have an impact on the Funds’ financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	155

Notes to Financial Statements (Cont.)

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class. On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

156	PIMCO INTERNATIONAL BOND FUNDS

September 30, 2016 (Unaudited)

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	157

Notes to Financial Statements (Cont.)

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are

158	PIMCO INTERNATIONAL BOND FUNDS

September 30, 2016 (Unaudited)

observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The PIMCO Emerging Markets Full Spectrum Bond Fund may invest assets in the Underlying PIMCO Funds and may also invest in the Acquired Funds. The Underlying PIMCO Funds are considered to be affiliated with the PIMCO Emerging Markets Full Spectrum Bond Fund. The table below shows the transactions in and earnings from investments in these Underlying PIMCO Funds or Acquired Funds for the period ended September 30, 2016 (amounts in thousands†):

PIMCO Emerging Markets Full Spectrum Bond Fund
Underlying PIMCO Funds	Market Value 03/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO Emerging Local Bond Fund	$183,586	$7,098	$(13,798)	$(4,459)	$11,016	$183,443	$5,299	$0
PIMCO Emerging Markets Bond Fund	71,983	16,739	(6,525)	(446)	7,300	89,051	2,360	0
PIMCO Emerging Markets Corporate Bond Fund	88,455	2,116	(7,615)	(1,037)	5,771	87,690	2,116	0
PIMCO Short-Term Floating NAV Portfolio III	11,787	34,625	(39,400)	4	(1)	7,015	25	0
Totals	$355,811	$60,578	$(67,338)	$(5,938)	$24,086	$367,199	$9,800	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(d) in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	159

Notes to Financial Statements (Cont.)

Each Fund may invest in the PIMCO Short-Term Floating NAV Portfolio III (“Central Fund”) to the extent permitted by the Act and rules thereunder. The Central Fund is a registered investment company created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Fund are money market and short maturity fixed income instruments. The Central Fund may incur expenses related to its investment activities, but does not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Fund is considered to be affiliated with the Funds. The table below shows the Funds’ transactions in and earnings from investments in the affiliated Fund for the period ended September 30, 2016 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio III

Fund Name	Market Value 03/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO Emerging Markets Bond Fund	$191,775	$657,032	$(822,900)	$137	$(68)	$25,976	$432	$0
PIMCO Emerging Markets Corporate Bond Fund	10,032	44,363	(37,200)	8	(3)	17,200	63	0
PIMCO Emerging Markets Currency Fund	960,045	1,923,284	(2,444,000)	683	(349)	439,663	2,681	0
PIMCO Foreign Bond Fund (Unhedged)	210	310,387	(310,200)	7	0	404	87	0
PIMCO Global Advantage® Strategy Bond Fund	41,630	166,925	(208,390)	8	(6)	167	24	0
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	183	96,234	(96,101)	2	0	318	33	0
PIMCO Global Bond Fund (Unhedged)	199	112,535	(110,269)	2	0	2,467	35	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(d) in the Notes to Financial Statements for more information.

(b) Investments in Securities

Inflation-Indexed Bonds  Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

Loan Participations, Assignments and Originations  Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund or Funds. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the

160	PIMCO INTERNATIONAL BOND FUNDS

September 30, 2016 (Unaudited)

underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. As of September 30, 2016, the Funds had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Restricted Securities  Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may generally be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities held by the Funds at September 30, 2016 are disclosed in the Notes to Schedules of Investments.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	161

Notes to Financial Statements (Cont.)

U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Certain Funds may engage in strategies where they seek to extend the expiration or maturity of a position, such as a To Be Announced (“TBA”) security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively.

Separate Trading of Registered Interest and Principal of Securities  (“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities.

When-Issued Transactions  Certain Funds may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  Certain Funds may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements, and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive

162	PIMCO INTERNATIONAL BOND FUNDS

September 30, 2016 (Unaudited)

principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  Certain Funds may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it may not own in anticipation of a decline in the fair value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Fund is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  Certain Funds may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  Certain Funds may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	163

Notes to Financial Statements (Cont.)

such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Funds may write or purchase options to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  Certain Funds may write or purchase credit default swaptions to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  Certain Funds may write or purchase foreign currency options. Purchasing foreign currency options gives a Fund the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  Certain Funds may write or purchase inflation-capped options to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  Certain Funds may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  Certain Funds may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Indices  Certain Funds may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

Options on Securities  Certain Funds may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. A Fund may write or purchase options to enhance returns or to hedge an existing position or future investment.

Straddle Options  Certain Funds may enter into differing forms of straddle options (“Straddle”). A Straddle is an investment strategy that

164	PIMCO INTERNATIONAL BOND FUNDS

September 30, 2016 (Unaudited)

uses combinations of options that allow a Fund to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written Straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written Straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased Straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased Straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

(d) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying a Fund’s investment policies and restrictions, swap agreements are generally valued by a Fund at market value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Credit Default Swap Agreements  Certain Funds may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	165

Notes to Financial Statements (Cont.)

specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Cross-Currency Swap Agreements  Certain Funds may enter into cross-currency swap agreements to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of

166	PIMCO INTERNATIONAL BOND FUNDS

September 30, 2016 (Unaudited)

currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  Certain Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because a Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Volatility Swap Agreements  Certain Funds also may enter into forward volatility agreements, also known as volatility swaps. In a volatility swap, the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, a Fund may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Fund will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Fund will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Fund would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Fund would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL RISKS

In the normal course of business, the Funds (or Acquired Funds) trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Investments in Mutual Funds  To the extent that certain Funds invest substantially all of their respective assets in Acquired Funds, the risks associated with investing in these Funds will be closely related to the risks associated with the securities and other investments held by the Acquired Funds. The ability of the Funds to achieve their respective investment objectives may depend upon the ability of the Acquired Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Acquired Fund will be achieved. The NAV of each Fund will fluctuate in response to changes in the respective NAV of the Acquired Funds in which it invests. The extent to which the investment performance and risks associated with the Funds correlate to those of a particular Acquired Fund will depend upon the extent to which the assets of the Funds are allocated from time to time for investment in the Acquired Funds, which will vary. Investing in Acquired Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Acquired Fund.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	167

Notes to Financial Statements (Cont.)

Certain Funds’ investment performance depends upon how each Fund’s assets are allocated and reallocated according to each Fund’s asset allocation targets and ranges. A principal risk of investing in each Fund is that the Funds’ asset allocation sub-adviser will make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser attempts to identify investment allocations for the Acquired Funds that will provide consistent, quality performance for the Funds, but there is no guarantee that such allocation techniques will produce the desired results.

Market Risks  A Fund’s (or Acquired Funds’) investments in financial derivative instruments and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign (non U.S.) currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by a Fund (or Acquired Funds) will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund (or Acquired Funds) is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Fund may lose money if these changes are not anticipated by the Fund’s management. A Fund (or Acquired Funds) may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). At present, the U.S. and many parts of the world, including certain European countries, are at or near historically low interest rates. The Funds may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Fund (or Acquired

Funds) to lose value. If a Fund (or Acquired Funds) lost enough value, the Fund (or Acquired Funds) could face increased shareholder redemptions, which could force the Fund (or Acquired Funds) to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Fund (or Acquired Funds). Also, the Fund may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Fund in the same manner as a high volume of redemption requests. Large shareholder transactions may impact the Fund’s liquidity and net asset value. Such transactions may also increase the Fund’s transaction costs or otherwise cause the Fund to perform differently than intended. Moreover, the Fund is subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder.

To the extent that a Fund (or Acquired Funds) may invest in securities and instruments that are economically tied to Russia, the Fund (or Acquired Funds) is subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact a Fund’s (or Acquired Funds’) performance and/or ability to achieve its investment objective. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If a Fund (or Acquired Funds) invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund (or Acquired Funds), or, in the case of hedging positions, that the Fund’s (or Acquired Funds’) base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in

168	PIMCO INTERNATIONAL BOND FUNDS

September 30, 2016 (Unaudited)

the United States or abroad. As a result, a Fund’s (or Acquired Funds’) investments in foreign currency-denominated securities may reduce the Fund’s (or Acquired Funds’) returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  A Fund (or Acquired Funds) will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund (or Acquired Funds) minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the creditworthiness of the Fund’s clearing broker, or the clearinghouse itself, rather than to a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Fund. A Fund (or Acquired Funds) could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, a Fund (or Acquired Funds) may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund (or Acquired Funds) has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Funds (or Acquired Funds) through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to a Fund (or Acquired Funds) exceed a predetermined threshold, such counterparty shall advance collateral to the Fund (or Acquired Funds) in the form of cash or securities equal in value to the unpaid amount owed to the Fund (or Acquired Funds). A Fund (or Acquired Funds) may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund (or Acquired Funds) subsequently decreases, the Fund (or Acquired Funds) would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund (or Acquired Funds) has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	169

Notes to Financial Statements (Cont.)

U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

170	PIMCO INTERNATIONAL BOND FUNDS

September 30, 2016 (Unaudited)

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at an annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	Class P	Administrative Class	Class D	Class A	Class C	Class R
PIMCO Emerging Markets Bond Fund	0.45%	0.38%	0.48%	0.38%	0.50%	0.50%	0.50%	N/A
PIMCO Emerging Markets Corporate Bond Fund	0.55%	0.40%	0.50%	N/A	0.55%	0.55%	0.55%	N/A
PIMCO Emerging Markets Currency Fund	0.45%	0.40%	0.50%	0.40%	0.55%	0.55%	0.55%	N/A
PIMCO Emerging Markets Full Spectrum Bond Fund	0.59%	0.40%	0.50%	N/A	0.55%	0.55%	0.55%	N/A
PIMCO Foreign Bond Fund (Unhedged)	0.25%	0.25%	0.35%	0.25%	0.40%	0.40%	0.40%	N/A
PIMCO Global Advantage® Strategy Bond Fund	0.40%	0.30%	0.40%	N/A	0.45%	0.45%	0.45%	0.45%
PIMCO Global Bond Fund (Unhedged)	0.25%	0.30%	0.40%	0.30%	0.45%	N/A	N/A	N/A
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	0.25%	0.30%	0.40%	0.30%	N/A	0.40%	0.40%	N/A

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of each Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, a Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A
All Funds	—	0.25%
Class C
All Funds	0.75%	0.25%
Class R
All Funds	0.25%	0.25%

	Distribution and/or Servicing Fee
Administrative Class and Class D
All Funds	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund. For the period ended September 30, 2016, the Distributor retained $3,410,859 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	171

Notes to Financial Statements (Cont.)

retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $145,000, plus $15,000 for each Board meeting attended in person, $750 ($2,000 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000, the valuation oversight committee lead receives an additional annual retainer of $8,500 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional annual retainer of $4,250) and the governance committee chair receives an additional annual retainer of $2,250. The Lead Independent Trustee receives an annual retainer of $13,000.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets except PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the PIMCO Funds Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse the Funds, to the extent that the payment of each Fund’s organizational expenses and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed to PIMCO, to the extent the Fund’s annualized total portfolio operating expenses plus the amount reimbursed does not exceed the Expense Limit. As of September 30, 2016, there were no remaining recoverable amounts to PIMCO.

(f) Acquired Fund Fees and Expenses  The Underlying PIMCO Fund expenses for the Funds are based upon an allocation of a Fund’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying PIMCO Funds. Underlying PIMCO Fund expenses for the Fund will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of a Fund’s assets.

PIMCO has contractually agreed, through July 31, 2017, to waive first, the Investment Advisory Fee and, second, the Supervisory and Administrative Fee it receives from the PIMCO Emerging Markets Full Spectrum Fund in an amount equal to the expenses attributable to Investment Advisory and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the Fund in connection with the Fund’s investments in Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days notice prior to the end of the contract term. The waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended September 30, 2016, the amount waived was $1,593,837.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended September 30, 2016, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands):

Fund Name	Purchases	Sales
PIMCO Emerging Markets Bond Fund	$205,326	$21,742
PIMCO Emerging Markets Corporate Bond Fund	5,755	7,989
PIMCO Emerging Markets Currency Fund	282,552	22,974
PIMCO Foreign Bond Fund (Unhedged)	20,060	30,261
PIMCO Global Advantage® Strategy Bond Fund	5,962	100,455
PIMCO Global Bond Fund (Unhedged)	8,505	2,834
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	9,233	13,063

172	PIMCO INTERNATIONAL BOND FUNDS

September 30, 2016 (Unaudited)

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2016, were as follows (amounts in thousands†):

	U S Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO Emerging Markets Bond Fund	$67,346	$35,476	$598,507	$280,093
PIMCO Emerging Markets Corporate Bond Fund	0	2,684	54,082	63,606
PIMCO Emerging Markets Currency Fund	273,103	273,877	449,227	594,253
PIMCO Emerging Markets Full Spectrum Bond Fund	0	0	27,392	29,382
PIMCO Foreign Bond Fund Unhedged	1,296,995	1,195,712	335,488	286,249
PIMCO Global Advantage® Strategy Bond Fund	1,415,930	1,384,010	207,930	299,941
PIMCO Global Bond Fund Unhedged	975,704	934,748	114,472	94,155
PIMCO Global Bond Fund U.S. Dollar-Hedged	1,083,337	997,606	122,276	103,175

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	173

Notes to Financial Statements (Cont.)

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Emerging Markets Bond Fund				PIMCO Emerging Markets Corporate Bond Fund
	Six Months Ended 09/30/2016		Year Ended 03/31/2016		Six Months Ended 09/30/2016		Year Ended 03/31/2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	55,400	$575,333	45,328	$445,353	1,043	$10,505	5,468	$54,348
Class P	1,586	16,330	5,028	50,381	8	88	20	199
Administrative Class	268	2,762	397	4,080	0	0	0	0
Class D	3,561	36,544	3,687	37,211	9	91	103	1,089
Class A	2,479	25,174	9,384	96,489	19	189	43	457
Class C	224	2,300	356	3,571	9	91	1	14
Issued as reinvestment of distributions
Institutional Class	2,164	22,197	5,859	57,076	301	3,063	965	9,686
Class P	266	2,721	758	7,411	2	15	6	59
Administrative Class	12	128	36	352	0	0	0	0
Class D	373	3,825	849	8,277	0	3	1	8
Class A	397	4,065	966	9,418	2	19	5	55
Class C	137	1,398	332	3,227	1	7	2	19
Cost of shares redeemed
Institutional Class	(27,901)	(285,221)	(104,642)	(1,003,386)	(1,636)	(16,454)	(20,459)	(202,715)
Class P	(1,804)	(18,305)	(13,657)	(134,099)	(17)	(174)	(106)	(1,026)
Administrative Class	(179)	(1,794)	(644)	(6,382)	0	0	0	0
Class D	(2,676)	(27,263)	(9,196)	(90,819)	(8)	(82)	(115)	(1,206)
Class A	(3,919)	(39,879)	(14,309)	(142,508)	(21)	(211)	(132)	(1,366)
Class C	(787)	(8,004)	(2,878)	(28,114)	(3)	(29)	(30)	(305)
Net increase (decrease) resulting from Fund share transactions	29,601	$312,311	(72,346)	$(682,462)	(291)	$(2,879)	(14,228)	$(140,684)

174	PIMCO INTERNATIONAL BOND FUNDS

September 30, 2016 (Unaudited)

	PIMCO Emerging Markets Currency Fund				PIMCO Emerging Markets Full Spectrum Bond Fund
	Six Months Ended 09/30/2016		Year Ended 03/31/2016		Six Months Ended 09/30/2016		Year Ended 03/31/2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	23,287	$207,414	22,937	$211,408	5,734	$42,366	23,316	$167,562
Class P	129	1,138	151	1,335	48	356	173	1,305
Administrative Class	46	399	70	615	0	0	0	0
Class D	35	306	98	863	30	220	40	297
Class A	72	633	265	2,312	3	28	12	90
Class C	24	211	25	212	38	290	8	62
Class R	0	0	0	0	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	5,831	51,497	14,518	127,142	1,216	9,158	2,273	16,762
Class P	7	59	23	203	14	108	30	223
Administrative Class	8	67	16	141	0	0	0	0
Class D	22	195	53	463	6	44	14	105
Class A	21	189	47	411	5	36	13	97
Class C	7	63	15	133	1	10	2	12
Class R	0	0	0	0	0	0	0	0
Cost of shares redeemed
Institutional Class	(82,768)	(721,502)	(252,376)	(2,178,297)	(6,835)	(50,648)	(29,821)	(214,965)
Class P	(147)	(1,296)	(1,645)	(14,279)	(62)	(464)	(746)	(5,767)
Administrative Class	(34)	(299)	(618)	(5,616)	0	0	0	0
Class D	(262)	(2,306)	(1,744)	(15,401)	(63)	(462)	(216)	(1,599)
Class A	(470)	(4,137)	(1,142)	(10,010)	(4)	(32)	(189)	(1,380)
Class C	(135)	(1,184)	(610)	(5,335)	(27)	(204)	(14)	(104)
Class R	0	0	0	0	0	0	0	0
Net increase (decrease) resulting from Fund share transactions	(54,327)	$(468,553)	(219,917)	$(1,883,700)	104	$806	(5,105)	$(37,300)

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	175

Notes to Financial Statements (Cont.)

PIMCO Foreign Bond Fund (Unhedged)				PIMCO Global Advantage® Strategy Bond Fund				PIMCO Global Bond Fund (Unhedged)
Six Months Ended 09/30/2016		Year Ended 03/31/2016		Six Months Ended 09/30/2016		Year Ended 03/31/2016		Six Months Ended 09/30/2016		Year Ended 03/31/2016
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

9,998	$99,150	24,815	$228,658	7,460	$76,478	43,708	$448,630	3,385	$31,715	7,591	$67,734
1,634	16,106	3,707	34,438	71	724	69	697	22	208	37	341
966	9,660	672	6,227	0	0	0	0	1,153	10,808	1,498	13,408
12,580	126,324	10,916	101,160	56	573	170	1,710	253	2,352	471	4,161
1,060	10,459	2,042	19,017	86	857	112	1,132	0	0	0	0
125	1,232	191	1,787	7	61	16	166	0	0	0	0
0	0	0	0	5	50	19	188	0	0	0	0

683	6,775	1,730	16,035	960	9,813	3,166	31,835	381	3,594	639	5,698
70	695	134	1,244	3	35	12	120	1	10	2	14
19	192	31	288	0	0	0	0	144	1,354	232	2,068
325	3,228	578	5,365	6	63	16	157	18	171	32	290
76	757	139	1,291	13	132	32	320	0	0	0	0
11	113	18	163	4	45	10	101	0	0	0	0
0	0	0	0	3	33	7	68	0	0	0	0

(20,067)	(199,635)	(81,783)	(755,746)	(34,225)	(349,752)	(122,673)	(1,230,021)	(8,442)	(79,083)	(17,954)	(160,090)
(2,281)	(22,394)	(7,146)	(66,720)	(109)	(1,111)	(1,138)	(11,414)	(28)	(263)	(64)	(570)
(544)	(5,360)	(556)	(5,165)	0	0	0	0	(1,207)	(11,362)	(4,359)	(38,742)
(7,145)	(70,658)	(26,909)	(250,810)	(145)	(1,470)	(999)	(10,220)	(570)	(5,314)	(1,094)	(9,735)
(1,808)	(17,943)	(4,899)	(45,470)	(350)	(3,566)	(1,104)	(11,125)	0	0	0	0
(380)	(3,756)	(1,404)	(13,082)	(110)	(1,128)	(524)	(5,274)	0	0	0	0
0	0	0	0	(64)	(657)	(157)	(1,582)	0	0	0	0

(4,678)	$(45,055)	(77,724)	$(721,320)	(26,329)	$(268,820)	(79,258)	$(784,512)	(4,890)	$(45,810)	(12,969)	$(115,423)

176	PIMCO INTERNATIONAL BOND FUNDS

September 30, 2016 (Unaudited)

	PIMCO Global Bond Fund (U.S. Dollar-Hedged)
	Six Months Ended 09/30/2016		Year Ended 03/31/2016
	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	5,368	$54,907	25,634	$260,852
Class P	1,460	14,948	2,816	28,492
Administrative Class	220	2,224	313	3,198
Class A	1,422	14,513	2,706	27,495
Class C	310	3,186	602	6,140
Issued as reinvestment of distributions
Institutional Class	402	4,124	2,491	24,808
Class P	33	334	170	1,691
Administrative Class	6	64	36	363
Class A	48	493	368	3,661
Class C	7	75	108	1,073
Cost of shares redeemed
Institutional Class	(5,825)	(59,498)	(16,436)	(166,544)
Class P	(899)	(9,204)	(2,278)	(23,091)
Administrative Class	(127)	(1,302)	(131)	(1,331)
Class A	(1,752)	(17,930)	(2,877)	(28,986)
Class C	(455)	(4,632)	(636)	(6,451)
Net increase (decrease) resulting from Fund share transactions	218	$2,302	12,886	$131,370

†	A zero balance may reflect actual amounts rounding to less than one thousand.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares
	Non Related Parties	Related Parties*	Non Related Parties	Related Parties*
PIMCO Emerging Markets Corporate Bond Fund	0	2	0%	72%
PIMCO Emerging Markets Currency Fund	0	2	0%	90%
PIMCO Emerging Markets Full Spectrum Bond Fund	2	0	29%	0%
PIMCO Global Advantage® Strategy Bond Fund	2	0	39%	0%
PIMCO Global Bond Fund (Unhedged)	1	0	20%	0%
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	1	0	12%	0%

*	Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13.  REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a non-public investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012,

BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with the opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Fund or on PIMCO’s ability to provide investment management services to any Fund.

The foregoing speaks only as of the date of this report.

14.  FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	177

Notes to Financial Statements (Cont.)

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of September 30, 2016, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ending in 2013-2015, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of March 31, 2016 the Funds had accumulated capital losses expiring in the following years (amounts in thousands†). The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

	Expiration of Accumulated Capital Losses (1)
	03/31/2017	03/31/2018	03/31/2019
PIMCO Emerging Markets Bond Fund	$0	$0	$0
PIMCO Emerging Markets Corporate Bond Fund	0	0	0
PIMCO Emerging Markets Currency Fund	249,576	368,611	0
PIMCO Emerging Markets Full Spectrum Bond Fund	0	0	0
PIMCO Foreign Bond Fund (Unhedged)	0	0	0
PIMCO Global Advantage® Strategy Bond Fund	0	0	0
PIMCO Global Bond Fund (Unhedged)	0	0	0
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	0	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2016 the Funds had the following post-effective capital losses with no expiration (amounts in thousands†)(1):

	Short-Term	Long-Term
PIMCO Emerging Markets Bond Fund	$265	$194,567
PIMCO Emerging Markets Corporate Bond Fund*	23,112	32,186
PIMCO Emerging Markets Currency Fund	369,841	237,460
PIMCO Emerging Markets Full Spectrum Bond Fund	929	36,957
PIMCO Foreign Bond Fund (Unhedged)	0	0
PIMCO Global Advantage® Strategy Bond Fund	7,811	26,218
PIMCO Global Bond Fund (Unhedged)	0	0
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	*Portion of amount represents realized loss and recognized built-in loss under IRC 382-383, which is carried forward to future years to offset future realized gain subject to certain limitations.

178	PIMCO INTERNATIONAL BOND FUNDS

September 30, 2016 (Unaudited)

As of September 30, 2016, the aggregate cost and the net unrealized appreciation (depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (2)
PIMCO Emerging Markets Bond Fund	$2,018,271	$72,744	$(100,030)	$(27,286)
PIMCO Emerging Markets Corporate Bond Fund	152,273	5,641	(11,248)	(5,607)
PIMCO Emerging Markets Currency Fund	3,779,254	46,499	(53,096)	(6,597)
PIMCO Emerging Markets Full Spectrum Bond Fund	407,943	5,592	(45,930)	(40,338)
PIMCO Foreign Bond Fund (Unhedged)	1,781,248	89,394	(52,661)	36,733
PIMCO Global Advantage® Strategy Bond Fund	1,046,211	34,701	(45,160)	(10,459)
PIMCO Global Bond Fund (Unhedged)	696,363	29,734	(13,480)	16,254
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	851,716	28,367	(10,703)	17,664

(2)	Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

15. SUBSEQUENT EVENTS

On November 1, 2016, the Board approved the liquidation of the Class D shares of each of the PIMCO Emerging Markets Corporate Bond Fund and the PIMCO Emerging Markets Full Spectrum Bond Fund. The liquidation of the Class D shares is expected to occur on January 13, 2017.

There were no other subsequent events identified that require recognition or disclosure.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	179

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	GLM	Goldman Sachs Bank USA	NAB	National Australia Bank Ltd.
BCY	Barclays Capital, Inc.	GRE	RBS Securities, Inc.	NGF	Nomura Global Financial Products, Inc.
BOA	Bank of America N.A.	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BOS	Banc of America Securities LLC	GST	Goldman Sachs International	RDR	RBC Capital Markets
BPG	BNP Paribas Securities Corp.	HUS	HSBC Bank USA N.A.	RYL	Royal Bank of Scotland Group PLC
BPS	BNP Paribas S.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.	SAL	Citigroup Global Markets, Inc.
BRC	Barclays Bank PLC	JML	JPMorgan Securities PLC	SCX	Standard Chartered Bank
BSN	Bank of Nova Scotia	JPM	JPMorgan Chase Bank N.A.	SGY	Societe Generale, New York
CBK	Citibank N.A.	JPS		SOG	Societe Generale
CFR	Credit Suisse Securities (Europe) Ltd.	MBC	HSBC Bank PLC	SSB	State Street Bank and Trust Co.
DBL	Deutsche Bank AG London	MEI	Merrill Lynch International	TDM	TD Securities (USA) LLC
DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank N.A.	TOR	Toronto Dominion Bank
FAR	Wells Fargo Bank National Association	MSC	Morgan Stanley & Co., Inc.	UAG	UBS AG Stamford
FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.	UBS	UBS Securities LLC
FOB	Credit Suisse Securities (USA) LLC	MYI	Morgan Stanley & Co. International PLC	WST	Westpac Banking Corp.

Currency Abbreviations:
ARS	Argentine Peso	GBP	British Pound	PEN	Peruvian New Sol
AUD	Australian Dollar	HKD	Hong Kong Dollar	PHP	Philippine Peso
BRL	Brazilian Real	HUF	Hungarian Forint	PLN	Polish Zloty
CAD	Canadian Dollar	IDR	Indonesian Rupiah	RON	Romanian New Leu
CHF	Swiss Franc	ILS	Israeli Shekel	RUB	Russian Ruble
CLP	Chilean Peso	INR	Indian Rupee	SEK	Swedish Krona
CNH	Chinese Renminbi (Offshore)	JPY	Japanese Yen	SGD	Singapore Dollar
CNY	Chinese Renminbi (Mainland)	KRW	South Korean Won	THB	Thai Baht
COP	Colombian Peso	MXN	Mexican Peso	TRY	Turkish New Lira
CZK	Czech Koruna	MYR	Malaysian Ringgit	TWD	Taiwanese Dollar
DKK	Danish Krone	NOK	Norwegian Krone	USD (or $)	United States Dollar
EUR	Euro	NZD	New Zealand Dollar	ZAR	South African Rand

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CPI	Consumer Price Index	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index
CDX.IG	Credit Derivatives Index - Investment Grade

Other Abbreviations:
ABS	Asset-Backed Security	CDI	Brazil Interbank Deposit Rate	KORIBOR	Korea Interbank Offered Rate
AID	Agency International Development	CDO	Collateralized Debt Obligation	LIBOR	London Interbank Offered Rate
ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	NCUA	National Credit Union Administration
BABs	Build America Bonds	EURIBOR	Euro Interbank Offered Rate	OAT	Obligations Assimilables du Trésor
BBR	Bank Bill Rate	FDIC	Federal Deposit Insurance Corp.	REMIC	Real Estate Mortgage Investment Conduit
BBSW	Bank Bill Swap Reference Rate	JIBAR	Johannesburg Interbank Agreed Rate	STIBOR	Stockholm Interbank Offered Rate
BTP	Buoni del Tesoro Poliennali	JSC	Joint Stock Company	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

180	PIMCO INTERNATIONAL BOND FUNDS

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement and Amended and Restated Sub-Advisory Agreement

At a meeting held on August 15-16, 2016, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2017. The Board also considered and unanimously approved the renewal of the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement” and together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2017. In addition, the Board considered and unanimously approved the renewal of the: (i) Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); and (ii) Amended and Restated Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between PIMCO, on behalf of PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE Fundamental PLUS EMG Fund, PIMCO RAE Fundamental PLUS Fund, PIMCO RAE Fundamental PLUS International Fund, PIMCO RAE Fundamental PLUS Small Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund, PIMCO RAE Worldwide Fundamental Advantage PLUS Fund and PIMCO RAE Worldwide Long/Short PLUS Fund, each a series of the Trust, and Research Affiliates, each for an additional one-year term through August 31, 2017.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. Information Received

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Funds, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds, and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance information and fee and expense data. The Board received presentations on matters related to the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 15-16, 2016 meeting. The Independent Trustees also conducted a telephonic meeting with counsel to the Trust and the Independent Trustees in advance of the August 15-16, 2016 meeting to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement. In addition, the Independent Trustees requested and received additional information from PIMCO including, but not limited to, information related to profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	181

Approval of Investment Advisory Contract and Other Agreements (Cont.)

information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement, but is not intended to summarize all of the factors considered by the Board.

2. Nature, Extent and Quality of Services

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to investing in information technology and infrastructure supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract, retain and promote qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Funds.

The Trustees considered information they had received about the steps that PIMCO has taken with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the Counterparty Risk Committee, which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees also considered that PIMCO has continued to strengthen the process it uses to assess the financial stability of counterparties with which the Funds do business, to manage collateral and to protect the Funds from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2015, including, but not limited to: continuing enhancement of analytics and technology systems; enhancing data processing and security and development tools and applications; continuing investment in its enterprise risk management function, including PIMCO’s cybersecurity program; building specialized talent in the PIMCO Global Advisory Board and continuing to hire new portfolio managers; continuing to expand the Funds Business Group global operating model; developing a website monitoring application to ensure accurate data content; engaging a third-party to perform an independent assessment of the application utilized for income servicing and enhancing the application to provide portfolio managers with more timely and high quality quarterly reporting; establishing a Fund Treasurer’s Office to provide, among other things, guidance with respect to industry and regulatory initiatives; advancing technology developers in global tax management application; conducting an end-to-end review of State Street IMS, custodian and pricing vendor connectivity in connection with the pricing function; continuing development of Pricing Portal to improve identification and feedback to vendors regarding valuations; continuing extensive pricing vendor due diligence; and partnering with Boston Financial Data Services, Inc. to establish secondary call center and other call center enhancements. The Trustees also considered the Funds’ outflows over recent periods, including whether the decline in the Funds’ assets and the reduction in PIMCO’s total assets under management materially impacted the service quality or resources available to the Funds. The Trustees concluded that there has been no adverse impact to service quality or resource available to the Funds.

Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund and the sub-advisory services provided by Research Affiliates to the PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE Fundamental PLUS

182	PIMCO INTERNATIONAL BOND FUNDS

(Unaudited)

EMG Fund, PIMCO RAE Fundamental PLUS Fund, PIMCO RAE Fundamental PLUS International Fund, PIMCO RAE Fundamental PLUS Small Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund, PIMCO RAE Worldwide Fundamental Advantage PLUS Fund and PIMCO RAE Worldwide Long/Short PLUS Fund. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and, in particular, the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement and Sub-Advisory Agreement are likely to continue to benefit the Funds and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. Investment Performance

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended May 31, 2016 and other performance data, as available, over short- and long-term periods ended June 30, 2016 (the “PIMCO Report”) and from Lipper concerning the Funds’ performance, as available, over short- and long-term periods ended May 31, 2016 (the “Lipper Report”).

The Board considered information regarding both the short- and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 15-16, 2016 meeting. The Trustees noted that a majority of the Funds outperformed their respective Lipper medians over the three-, five- and ten-year periods ended June 30, 2016. The Board also noted that, as of June 30, 2016, the Institutional Class of 60%, 63% and 99% of the Funds’ assets (based on Institutional Class performance) outperformed their relative Lipper category median on a net-of-fees basis over the three-, five- and ten-year periods, respectively. In addition, the Board noted that the PIMCO Total Return Fund outperformed its benchmark for three-year periods as measured by monthly performance. The Trustees considered that other classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Funds may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: separate funds based upon maturity or duration; account for the applicable Funds’ hedging strategies; distinguish between enhanced index and actively managed equity strategies; include as many subsets as the Funds offer (i.e., Funds may be placed in a “catch-all” Lipper category to which they do not properly belong); or account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Funds and their so-called peers may not be particularly relevant to the consideration of Fund performance but found the comparative information supported its overall evaluation.

The Trustees noted that a majority of the Funds outperformed their respective benchmark indexes over the five- and ten-year periods ended June 30, 2016. The Board also noted that, as of June 30, 2016, 46%, 53% and 88% of the Funds’ assets (based on Institutional Class performance) outperformed their relative benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board considered that, according to Lipper, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net-of-fees basis over certain short- and long-term periods. The Board discussed with PIMCO the reasons for the underperformance of these Funds over short- and long-term periods. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	183

Approval of Investment Advisory Contract and Other Agreements (Cont.)

PIMCO’s plans to monitor performance going forward. In addition, the Board considered PIMCO’s proposal to reduce the supervisory and administrative fees for certain share classes for the PIMCO All Asset Fund, PIMCO CommoditiesPLUS® Strategy Fund, PIMCO Emerging Local Bond Fund, PIMCO Global Multi-Asset Fund, PIMCO Long-Term U.S. Government Fund and the PIMCO RealPathTM Funds effective October 1, 2016, and that PIMCO is continuing fee waivers for certain Funds.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the management of a number of factors, including: varying maturities; prepayments; collateral management; counterparty management; pay-downs; credit and corporate events; workouts; derivatives; net new issuance in the bond market and extensive research for new issuances; and decreased market maker inventory levels. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages, including the Funds. Despite these challenges, the Board noted PIMCO’s ability to generate “alpha” (i.e., non-market correlated excess performance) for its clients over time, including the Trust.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements.

4. Advisory Fees, Supervisory and Administrative Fees and Total Expenses

The Board considered that PIMCO seeks to price funds to scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Fund returns to current and potential investors. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors. The Board considered that fund pricing generally is not driven by comparison to passively-managed products. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers reductions where appropriate, and noted in particular, the proposed reduction in supervisory and administrative fees for certain share classes for the PIMCO All Asset Fund, PIMCO CommoditiesPLUS® Strategy Fund, PIMCO Emerging Local Bond Fund, PIMCO Global Multi-

Asset Fund, PIMCO Long-Term U.S. Government Fund and the PIMCO RealPathTM Funds effective October 1, 2016.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. In addition, the Board noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Funds in their respective wholly-owned subsidiaries.

The Board also reviewed data comparing the Funds’ advisory fees to the standard and negotiated fee rates PIMCO charges to separate accounts and sub-advised clients with similar investment strategies. The Board noted that advisory fees for most Funds were similar to the fee rates charged to separate account strategies with the same investment strategies as the Funds. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor. In considering the fees paid by the Funds, the Board noted that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds.

184	PIMCO INTERNATIONAL BOND FUNDS

(Unaudited)

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board also considered that as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels even if the Funds’ operating costs rise when assets remain flat or decrease. The Board considered that the Funds’ unified fee structure meant that fees were not impacted by recent outflows in certain Funds, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs are passed through to a smaller asset base. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Funds and classes. The Board noted that, with few exceptions, PIMCO has generally maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. The Board noted that several Funds launched in recent years have been unique products that have few peers, if any, and cannot easily be grouped with comparable funds. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by Lipper, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Fund, are reasonable.

5. Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole, as well as the resulting level of profits to PIMCO, noting that those results were lower than the prior year due to declines in PIMCO’s revenue as a result of recent outflows and slower declines in PIMCO’s expenses. To the extent applicable, the Board also reviewed information regarding the portion of a Fund’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Fund. Additionally, the Board noted that profit margins with respect to the Funds were within the ranges of publicly held investment management companies reported by Lipper and Strategic Insight (an independent provider of fund industry research). The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, information security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Funds and their shareholders in a number of ways, including through the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. The Board reviewed the history of the Funds’ fee structure, noting that the unified fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Fund at specified levels for a period of time to make the Funds attractive to an institutional shareholder base. The Board noted that additional Funds and share classes have been launched on that institutional platform, which has meant that many of the Funds have traditionally had lower fees than

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	185

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

many competitors. In considering the advisory fees paid by the Funds, the Board also noted that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed unified fees even if the particular Fund’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees noted, for example, that the Total Return Fund, which experienced significant outflows in 2014 and 2015, could have seen increases in effective fee rates and total expense ratios if its fee schedule had featured breakpoints or if it did not have a unified fee structure. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and each of the Funds, to the benefit of their respective shareholders.

6. Ancillary Benefits

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. Conclusions

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO and Research Affiliates supported the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements, and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement and the Sub-Advisory Agreement, and that the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement was in the best interests of the Funds and their shareholders.

186	PIMCO INTERNATIONAL BOND FUNDS

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF4005SAR_093016

PIMCO Funds

Semiannual Report

September 30, 2016

PIMCO All Asset Fund

PIMCO All Asset All Authority Fund

Share Classes

■	Institutional
■	P
■	Administrative
■	D
■	A
■	C
■	R

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

On the following pages of this PIMCO Funds Semiannual Report, which covers the six-month reporting period ended September 30, 2016, please find specific details regarding investment performance and a discussion of factors that most affected performance over the reporting period.

PIMCO announced on July 19, 2016 that the firm’s Managing Directors have selected Emmanuel (Manny) Roman as PIMCO’s next Chief Executive Officer effective November 1, 2016, and PIMCO’s former CEO Douglas Hodge assumed a new role as Managing Director and Senior Advisor effective on the same date.

The announcement of Mr. Roman as PIMCO’s CEO was the culmination of a process undertaken by the firm to hire a senior executive who would add leadership and strategic insights combined with a deep appreciation of PIMCO’s diversified global businesses, investment process and focus on superior investment performance and client-service. Mr. Roman’s appointment has the full support of the firm’s leadership including Mr. Hodge, PIMCO’s President Jay Jacobs, the firm’s Executive Committee and its Managing Directors. Mr. Roman has nearly 30 years of experience in the investment industry, with expertise in fixed income and proven executive leadership, most recently as CEO of Man Group PLC, one of the world’s largest publicly-traded alternative asset managers and a leader in liquid, high-alpha investment strategies.

Financial market highlights of the six-month reporting period include:

■

The unexpected outcome of the U.K. referendum in June 2016 dominated headlines and market movements during the first half of the reporting period. Departing from the trend prevalent for the first two months of the period, volatility rose in June as sovereign yields rallied significantly while risk assets generally underperformed. Still, the fundamental backdrop remained mostly intact and expectations for further central bank easing helped anchor risk appetite. Steadier commodity prices and fiscal stimulus in China helped bolster market sentiment, even as central banks remained on hold ahead of the Brexit referendum. Softer-than-expected employment data in the U.S. pushed market expectations for the next Federal Reserve (“Fed’) interest rate hike further out into the future.

■

During the second half of the reporting period, markets generally shook off the surprising result of the Brexit referendum, along with a host of political developments including new leadership in the U.K. and Brazil, a coup attempt in Turkey, and an increasingly acrimonious presidential race in the U.S. In this environment, volatility generally remained low and risk assets rallied. Central banks featured prominently in the headlines as monetary policy concerns (in particular, the longevity of central bank support) lingered beneath the seemingly benign market environment. The Bank of Japan’s “comprehensive review,” inaction by the European Central Bank (“ECB”), and the Fed’s solidifying path towards a potential interest rate increase in December 2016 all contributed to sovereign yields generally rising during this period. Still, equities moved higher (U.S. stock indices set record highs), credit spreads tightened, and emerging market assets continued to gain.

2	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

■

U.S. Treasury yields between 1-month through 3-years generally rose, but 2-year yields were flat. The rise in Libor and the potential for a year-end interest rate increase by the Fed caused shorter-term U.S. Treasury yields to rise over the reporting period. In contrast, the growth of negative yielding sovereign and corporate debt in certain global regions and investor fears of slowing global growth led to a flight-to-quality in intermediate- to long-term U.S. Treasuries, where yields generally declined. The yield on the benchmark ten-year U.S. Treasury note was 1.60% at the end of the reporting period, compared with 1.78% on March 31, 2016 (the end of the previous reporting period). U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned 1.81% over the reporting period. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned 2.68% over the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Bloomberg Barclays U.S. TIPS Index, returned 2.69% over the reporting period. Real interest rates generally declined over the reporting period on risk-off sentiment surrounding the U.K. referendum. Breakeven inflation dropped in the first part of the period as demand for nominal U.S. Treasuries outpaced that of U.S. TIPS, but meaningfully recovered in the last half of the period due to the rally in oil and stronger inflation prints.

■

Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, returned 8.42% over the reporting period. The rebound in commodities was led by the energy sector, which saw choppy price movements for most of the first half of the period before rebounding in the second half of the period on the back of OPEC talks of a potential production cut at their November 2016 meeting and constructive inventory data. Agriculture commodities were mixed over the period, while precious metals posted positive returns on flight-to-quality demand amidst uncertainty surrounding Brexit.

■

Agency mortgage-backed securities (“MBS”), as represented by the Bloomberg Barclays U.S. MBS Fixed Rate Index, returned 1.72% over the reporting period. Agency MBS modestly outperformed like-duration U.S. Treasuries despite heavy issuance, amid continued Fed reinvestment activity and strong demand from banks and overseas investors. Non-Agency MBS returns were also positive amid limited new supply, a recovering residential real estate market and favorable representation and warranty settlement developments.

■

The U.S. investment grade credit market, as represented by the Bloomberg Barclays U.S. Credit Index, returned 4.76% over the reporting period. Investment grade credit spreads tightened during the period given continued accommodative monetary policy action from global central banks and a positive technical backdrop. The high yield bond market, as represented by the BofA Merrill Lynch U.S. High Yield Index, returned 11.69% over the reporting period, due to the strong recovery experienced by commodity companies and triple-C credits.

■	Tax-exempt municipal bonds, as represented by the Bloomberg Barclays Municipal Bond Index, returned 2.30% over the reporting period. Positive

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	3

Chairman’s Letter (Cont.)

returns were supported by persistent demand for tax-exempt income, as flows into municipal bond mutual funds helped absorb elevated new issue volume. Credit spreads tightened and the high yield municipal bond segment outperformed, driven by a rally in both tobacco and Puerto Rico domiciled securities. Puerto Rico’s relief rally was attributed to U.S. Congress passing legislation that appointed a federal oversight board and which may provide a framework for the restructuring of the island’s $70 billion debt complex.

■

Emerging market (“EM”) debt sectors were lifted by a combination of global drivers, including improving economic fundamentals, a growing appetite for risk assets and strong inflows into the asset class. Despite headwinds from the slowdown in China’s economy, returns were buoyed by the Fed’s slower tightening cycle and stable global commodity prices. In addition, political developments added a layer of idiosyncratic drivers to returns. EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 9.34% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 5.46% over the reporting period.

■

Global equities, including developed market and emerging market, generally posted positive returns as a result of renewed investor risk appetite and supportive global central bank policies. U.S. equities, as represented by the S&P 500 Index, returned 6.40% over the reporting period. Global equities, as represented by the MSCI World Index, returned 5.92% over the reporting period. EM equities, as measured by the MSCI Emerging Markets Index, returned 9.75% over the reporting period.

Thank you for the assets you have placed with us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Funds November 22, 2016

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

The Funds are each “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Funds invest substantially all of their assets in Institutional Class or Class M shares of any funds of the Trust or PIMCO Equity Series, an affiliated open-end investment company, except other funds of funds, or shares of any actively-managed funds of the PIMCO ETF Trust, an affiliated investment company (collectively, “Underlying PIMCO Funds”). The cost of investing in these Funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a fund’s performance or cause a fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which among other things, could further reduce the net assets of the Fund.

If a Fund estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. To determine the sources of a Fund’s distributions, the Fund references its accounting records at the time the distribution is paid. If, based on such accounting records, a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally will not be issued. It is important to note that differences exist between a Fund’s accounting entries maintained on a day-to-day basis, the Fund’s financial statements presented in accordance with U.S. GAAP, and accounting practices under income tax regulations. Examples of such differences may include the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. A Fund may not issue a Section 19 Notice in situations where the Fund’s financial

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	5

Important Information About the Funds (Cont.)

statements prepared later and in accordance with U.S. GAAP or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders each January.

The Funds may be subject to various risks as described in each Fund’s prospectus. Some of these risks may include, but are not limited to, the following: allocation risk, fund of funds risk, market trading risk, municipal project-specific risk, municipal bond risk, interest rate risk, call risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, futures contract risk, model risk, commodity risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, smaller company risk, issuer non-diversification risk, management risk, short sale risk, tax risk, subsidiary risk, value investing risk, arbitrage risk and convertible securities risk. A complete description of these and other risks is contained in each Fund’s prospectus.

The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that a Fund may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to a Fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Fund. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Fund. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, a Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if a Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that a Fund will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

6	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first (i) 18 months after purchase for purchases made prior to August 10, 2015 and (ii) 12 months after purchase for purchases made on or after August 10, 2015. The Cumulative Returns chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, Class P, and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C, and Class D shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against a broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same fund classification. Each benchmark index and Lipper Average does not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class C	Class R	Diversification Status
PIMCO All Asset Fund	07/31/02	07/31/02	04/30/08	12/31/02	04/30/03	04/30/03	04/30/03	01/31/06	Diversified
PIMCO All Asset All Authority Fund	10/31/03	10/31/03	07/10/08	—	07/29/05	07/29/05	07/29/05	—	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in a Fund.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	7

Important Information About the Funds (Cont.)

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

PIMCO Funds files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of each Fund’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Funds’ website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

8	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	9

PIMCO All Asset Fund

Cumulative Returns Through September 30, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended September 30, 2016
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (07/31/02)
PIMCO All Asset Fund Institutional Class	8.08%	13.65%	4.88%	5.03%	7.00%
PIMCO All Asset Fund Class P	8.01%	13.50%	4.76%	4.93%	6.90%
PIMCO All Asset Fund Administrative Class	7.94%	13.35%	4.61%	4.77%	6.73%
PIMCO All Asset Fund Class D	7.78%	13.20%	4.44%	4.57%	6.47%
PIMCO All Asset Fund Class A	7.73%	13.07%	4.34%	4.46%	6.39%
PIMCO All Asset Fund Class A (adjusted)	3.69%	8.83%	3.54%	4.06%	6.10%
PIMCO All Asset Fund Class C	7.39%	12.28%	3.57%	3.69%	5.60%
PIMCO All Asset Fund Class C (adjusted)	6.39%	11.28%	3.57%	3.69%	5.60%
PIMCO All Asset Fund Class R	7.65%	12.79%	4.10%	4.18%	6.10%
Bloomberg Barclays U.S. TIPS: 1-10 Year Index	1.90%	4.83%	1.34%	3.82%	4.39%
Consumer Price Index + 500 Basis Points	3.74%	6.48%	6.24%	6.74%	7.08%
Lipper Alternative Global Macro Funds Average	3.97%	5.30%	3.80%	3.56%	5.96%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class M, Class P, Administrative Class, Class D, Class A, Class C, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class M, Class P, Administrative Class, Class D, Class A, Class C, and Class R shares, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented, are 1.075% for Institutional Class shares, 1.175% for Class P shares, 1.325% for Administrative Class shares, 1.475% for Class D shares, 1.525% for Class A shares, 2.275% for Class C shares, and 1.775% for Class R shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

10	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

Institutional Class - PAAIX	Class P - PALPX	Class C - PASCX	Class R - PATRX
Class A - PASAX	Administrative Class - PAALX	Class D - PASDX

Top 10 Holdings as of 09/30/2016†§

PIMCO Emerging Markets Currency Fund	11.0%
PIMCO RAE Low Volatility PLUS EMG Fund	10.9%
PIMCO Income Fund	8.2%
PIMCO Emerging Local Bond Fund	7.3%
PIMCO RAE Worldwide Long/Short PLUS Fund	6.9%
PIMCO RAE Fundamental PLUS EMG Fund	5.1%
PIMCO RAE Fundamental Emerging Markets Fund	4.7%
PIMCO High Yield Spectrum Fund	4.7%
PIMCO Total Return Fund	4.5%
PIMCO RAE Low Volatility PLUS International Fund	4.0%

†	% of Investments, at value.
§	Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Investment Objective and Strategy Overview

PIMCO All Asset Fund seeks maximum real return, consistent with preservation of real capital and prudent investment management. The Fund invests, under normal circumstances, substantially all of its assets in shares of the Underlying PIMCO Funds and does not invest directly in stocks or bonds of other issuers. Research Affiliates, LLC, the Fund’s asset allocation sub-adviser, determines how the Fund allocates and reallocates its assets among the Underlying PIMCO Funds. In doing so, the asset allocation sub-adviser seeks concurrent exposure to a broad spectrum of asset classes. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»

Exposure to emerging market equities, primarily through the PIMCO RAE Low Volatility PLUS EMG Fund and the PIMCO RAE Fundamental PLUS EMG Fund, benefited performance, as these Underlying PIMCO Funds posted positive returns.

»

Exposure to emerging market bonds and currencies, primarily through the PIMCO Emerging Markets Currency Fund and the PIMCO Emerging Local Bond Fund, benefited performance, as these Underlying PIMCO Funds posted positive returns.

»

Credit exposure, primarily through the PIMCO Income Fund, the PIMCO High Yield Spectrum Fund, and the PIMCO High Yield Fund, benefited performance, as these Underlying PIMCO Funds posted positive returns.

»

Commodities exposure, primarily through the PIMCO CommoditiesPLUS® Strategy Fund and the PIMCO CommodityRealReturn Strategy Fund®, benefited performance, as these Underlying PIMCO Funds posted positive returns.

»

Exposure to developed markets ex-U.S. equities, primarily through the PIMCO Low Volatility PLUS International Fund, the PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged), and the PIMCO Fundamental PLUS International Fund, benefited performance, as these Underlying PIMCO Funds posted positive returns.

»	Allocations to alternative strategies, primarily through the PIMCO RAE Worldwide Long/Short PLUS Fund, benefited performance, as this Underlying PIMCO Fund posted positive returns.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	11

PIMCO All Asset All Authority Fund

Cumulative Returns Through September 30, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended September 30, 2016
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (10/31/03)
PIMCO All Asset All Authority Fund Institutional Class	8.67%	13.15%	2.89%	4.55%	5.41%
PIMCO All Asset All Authority Fund Class P	8.49%	13.03%	2.76%	4.43%	5.25%
PIMCO All Asset All Authority Fund Class D	8.38%	12.59%	2.47%	4.08%	4.89%
PIMCO All Asset All Authority Fund Class A	8.44%	12.62%	2.43%	4.01%	4.84%
PIMCO All Asset All Authority Fund Class A (adjusted)	2.48%	6.43%	1.28%	3.62%	4.53%
PIMCO All Asset All Authority Fund Class C	7.94%	11.77%	1.66%	3.23%	4.05%
PIMCO All Asset All Authority Fund Class C (adjusted)	6.94%	10.77%	1.66%	3.23%	4.05%
S&P 500 Index	6.40%	15.43%	16.37%	7.24%	7.97%
Consumer Price Index + 650 Basis Points	4.46%	7.98%	7.74%	8.24%	8.57%
Lipper Alternative Global Macro Funds Average	3.97%	5.30%	3.80%	3.56%	5.44%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class M, Class P, Administrative Class, Class D, Class A, Class C, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class M, Class P, Administrative Class, Class D, Class A, Class C, and Class R shares, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented, are 1.93% for Institutional Class shares, 2.03% for Class P shares, 2.33% for Class D shares, 2.38% for Class A shares, and 3.13% for Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

12	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

Institutional Class - PAUIX	Class P - PAUPX	Class D - PAUDX
Class A - PAUAX	Class C - PAUCX

Top 10 Holdings as of 09/30/2016†§

PIMCO StocksPLUS® Short Fund	16.4%
PIMCO Emerging Markets Currency Fund	9.4%
PIMCO RAE Low Volatility PLUS EMG Fund	8.9%
PIMCO Emerging Local Bond Fund	5.7%
PIMCO RAE Worldwide Long/Short PLUS Fund	5.2%
PIMCO Income Fund	5.1%
PIMCO RAE Fundamental PLUS EMG Fund	5.0%
PIMCO High Yield Spectrum Fund	5.0%
PIMCO RAE Low Volatility PLUS International Fund	3.8%
PIMCO RAE Fundamental Emerging Markets Fund	3.7%

†	% of Investments, at value.
§	Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Investment Objective and Strategy Overview

PIMCO All Asset All Authority Fund seeks maximum real return, consistent with preservation of real capital and prudent investment management. The Fund invests, under normal circumstances, substantially all of its assets in shares of the Underlying PIMCO Funds and does not invest directly in stocks or bonds of other issuers. Research Affiliates, LLC, the Fund’s asset allocation sub-adviser, determines how the Fund allocates and reallocates its assets among the Underlying PIMCO Funds. In doing so, the asset allocation sub-adviser seeks concurrent exposure to a broad spectrum of asset classes. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»

Exposure to emerging market equities, primarily through the PIMCO RAE Low Volatility PLUS EMG Fund and the PIMCO RAE Fundamental PLUS EMG Fund, benefited performance, as these Underlying PIMCO Funds posted positive returns.

»

Exposure to emerging market bonds and currencies, primarily through the PIMCO Emerging Markets Currency Fund and the PIMCO Emerging Local Bond Fund, benefited performance, as these Underlying PIMCO Funds posted positive returns.

»

Credit exposure, primarily through the PIMCO Income Fund, the PIMCO High Yield Spectrum Fund, and the PIMCO High Yield Fund, benefited performance, as these Underlying PIMCO Funds posted positive returns.

»	Commodities exposure, primarily through the PIMCO CommoditiesPLUS® Strategy Fund and the
PIMCO CommodityRealReturn Strategy Fund®, benefited performance, as these Underlying PIMCO Funds posted positive returns.

»

Exposure to developed markets ex-U.S. equities, primarily through the PIMCO Low Volatility PLUS International Fund, the PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged), and the PIMCO Fundamental PLUS International Fund, benefited performance, as these Underlying PIMCO Funds posted positive returns.

»	Allocations to alternative strategies, primarily through the PIMCO RAE Worldwide Long/Short PLUS Fund, benefited performance, as this Underlying PIMCO Fund posted positive returns.

»	Inverse exposure to the S&P 500 Index, achieved through the PIMCO StocksPLUS® Short Fund, detracted from performance as this Underlying PIMCO Fund posted negative returns.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	13

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2016 to September 30, 2016 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these rows, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

14	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/16)	Ending Account Value (09/30/16)	Expenses Paid During Period *	Beginning Account Value (04/01/16)	Ending Account Value (09/30/16)	Expenses Paid During Period *	Net Annualized Expense Ratio **
PIMCO All Asset Fund
Institutional Class	$1,000.00	$1,080.80	$0.40	$1,000.00	$1,024.96	$0.38	0.075%
Class P	1,000.00	1,080.10	0.92	1,000.00	1,024.46	0.90	0.175
Administrative Class	1,000.00	1,079.40	1.71	1,000.00	1,023.70	1.67	0.325
Class D	1,000.00	1,077.80	2.50	1,000.00	1,022.93	2.44	0.475
Class A	1,000.00	1,077.30	3.03	1,000.00	1,022.43	2.95	0.575
Class C	1,000.00	1,073.90	6.96	1,000.00	1,018.63	6.78	1.325
Class R	1,000.00	1,076.50	4.34	1,000.00	1,021.16	4.23	0.825

PIMCO All Asset All Authority Fund
Institutional Class	$1,000.00	$1,086.70	$3.86	$1,000.00	$1,021.64	$3.74	0.73%
Class P	1,000.00	1,084.90	4.39	1,000.00	1,021.14	4.25	0.83
Class D	1,000.00	1,083.80	5.97	1,000.00	1,019.62	5.78	1.13
Class A	1,000.00	1,084.40	6.23	1,000.00	1,019.36	6.04	1.18
Class C	1,000.00	1,079.40	10.17	1,000.00	1,015.56	9.86	1.93

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Note 7 in the Notes to Financial Statements.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	15

Benchmark Descriptions

Index*	Description

Bloomberg Barclays U.S. TIPS: 1-10 Year Index	Bloomberg Barclays U.S. TIPS: 1-10 Year Index is an unmanaged market index comprised of U.S. Treasury Inflation-Protected Securities having a maturity of at least 1 year and less than 10 years.

Consumer Price Index + 500 Basis Points

CPI + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index (“CPI”). This index reflects seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time.

Consumer Price Index + 650 Basis Points

CPI + 650 Basis Points benchmark is created by adding 6.5% to the annual percentage change in the Consumer Price Index (“CPI”). This index reflects seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

*	It is not possible to invest directly in an unmanaged index.

16	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	17

Financial Highlights

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total	Net Asset Value End of Year or Period
PIMCO All Asset Fund
Institutional Class
04/01/2016 - 09/30/2016+	$10.68	$0.14	$0.72	$0.86	$(0.11)	$0.00	$(0.11)	$11.43
03/31/2016	11.58	0.40	(0.88)	(0.48)	(0.42)	0.00	(0.42)	10.68
03/31/2015	12.29	0.54	(0.70)	(0.16)	(0.55)	0.00	(0.55)	11.58
03/31/2014	12.58	0.56	(0.30)	0.26	(0.55)	0.00	(0.55)	12.29
03/31/2013	12.14	0.71	0.45	1.16	(0.72)	0.00	(0.72)	12.58
03/31/2012	12.38	0.82	(0.20)	0.62	(0.86)	0.00	(0.86)	12.14

Class P
04/01/2016 - 09/30/2016+	$10.70	$0.13	$0.72	$0.85	$(0.10)	$0.00	$(0.10)	$11.45
03/31/2016	11.60	0.38	(0.87)	(0.49)	(0.41)	0.00	(0.41)	10.70
03/31/2015	12.32	0.54	(0.72)	(0.18)	(0.54)	0.00	(0.54)	11.60
03/31/2014	12.60	0.55	(0.29)	0.26	(0.54)	0.00	(0.54)	12.32
03/31/2013	12.14	0.72	0.42	1.14	(0.68)	0.00	(0.68)	12.60
03/31/2012	12.38	0.83	(0.23)	0.60	(0.84)	0.00	(0.84)	12.14

Administrative Class
04/01/2016 - 09/30/2016+	$10.70	$0.12	$0.73	$0.85	$(0.10)	$0.00	$(0.10)	$11.45
03/31/2016	11.60	0.37	(0.88)	(0.51)	(0.39)	0.00	(0.39)	10.70
03/31/2015	12.32	0.51	(0.71)	(0.20)	(0.52)	0.00	(0.52)	11.60
03/31/2014	12.60	0.53	(0.29)	0.24	(0.52)	0.00	(0.52)	12.32
03/31/2013	12.11	0.69	0.43	1.12	(0.63)	0.00	(0.63)	12.60
03/31/2012	12.36	0.79	(0.21)	0.58	(0.83)	0.00	(0.83)	12.11

Class D
04/01/2016 - 09/30/2016+	$10.69	$0.12	$0.71	$0.83	$(0.09)	$0.00	$(0.09)	$11.43
03/31/2016	11.59	0.35	(0.88)	(0.53)	(0.37)	0.00	(0.37)	10.69
03/31/2015	12.30	0.48	(0.69)	(0.21)	(0.50)	0.00	(0.50)	11.59
03/31/2014	12.58	0.50	(0.28)	0.22	(0.50)	0.00	(0.50)	12.30
03/31/2013	12.06	0.67	0.43	1.10	(0.58)	0.00	(0.58)	12.58
03/31/2012	12.31	0.76	(0.20)	0.56	(0.81)	0.00	(0.81)	12.06

Class A
04/01/2016 - 09/30/2016+	$10.70	$0.11	$0.71	$0.82	$(0.08)	$0.00	$(0.08)	$11.44
03/31/2016	11.60	0.34	(0.88)	(0.54)	(0.36)	0.00	(0.36)	10.70
03/31/2015	12.31	0.46	(0.68)	(0.22)	(0.49)	0.00	(0.49)	11.60
03/31/2014	12.59	0.50	(0.29)	0.21	(0.49)	0.00	(0.49)	12.31
03/31/2013	12.04	0.64	0.44	1.08	(0.53)	0.00	(0.53)	12.59
03/31/2012	12.29	0.74	(0.19)	0.55	(0.80)	0.00	(0.80)	12.04

18	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income		Portfolio Turnover Rate

8.08%	$16,365,749	0.075	%*	0.225	%*	0.075	%*	0.225	%*	2.45	%*	30%
(4.08)	16,721,758	0.055		0.225		0.055		0.225		3.65		40
(1.36)	24,949,112	0.075		0.225		0.075		0.225		4.37		86
2.20	27,142,889	0.075		0.225		0.075		0.225		4.59		54
9.65	26,626,154	0.125		0.225		0.125		0.225		5.69		36
5.34	21,691,755	0.155		0.225		0.155		0.225		6.72		56

8.01%	$511,952	0.175	%*	0.325	%*	0.175	%*	0.325	%*	2.36	%*	30%
(4.19)	482,467	0.155		0.325		0.155		0.325		3.48		40
(1.53)	1,163,590	0.175		0.325		0.175		0.325		4.38		86
2.18	1,210,039	0.175		0.325		0.175		0.325		4.47		54
9.54	1,507,357	0.225		0.325		0.225		0.325		5.73		36
5.25	971,650	0.255		0.325		0.255		0.325		6.80		56

7.94%	$253,599	0.325	%*	0.475	%*	0.325	%*	0.475	%*	2.20	%*	30%
(4.33)	244,060	0.305		0.475		0.305		0.475		3.35		40
(1.68)	430,275	0.325		0.475		0.325		0.475		4.13		86
2.03	459,772	0.325		0.475		0.325		0.475		4.30		54
9.38	487,385	0.375		0.475		0.375		0.475		5.58		36
5.03	355,331	0.405		0.475		0.405		0.475		6.48		56

7.78%	$323,630	0.475	%*	0.625	%*	0.475	%*	0.625	%*	2.05	%*	30%
(4.49)	321,591	0.455		0.625		0.455		0.625		3.20		40
(1.75)	671,663	0.475		0.625		0.475		0.625		3.92		86
1.88	841,407	0.475		0.625		0.475		0.625		4.10		54
9.21	1,071,887	0.525		0.625		0.525		0.625		5.40		36
4.90	809,555	0.555		0.625		0.555		0.625		6.26		56

7.73%	$765,994	0.575	%*	0.725	%*	0.575	%*	0.725	%*	1.95	%*	30%
(4.57)	781,603	0.555		0.725		0.555		0.725		3.11		40
(1.85)	1,369,369	0.575		0.725		0.575		0.725		3.77		86
1.78	1,884,760	0.575		0.725		0.575		0.725		4.06		54
9.08	2,230,692	0.625		0.725		0.625		0.725		5.18		36
4.80	2,015,779	0.665	(c)	0.735	(c)	0.665	(c)	0.735	(c)	6.12		56

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	19

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total	Net Asset Value End of Year or Period
Class C
04/01/2016 - 09/30/2016+	$10.66	$0.07	$0.72	$0.79	$(0.05)	$0.00	$(0.05)	$11.40
03/31/2016	11.56	0.26	(0.88)	(0.62)	(0.28)	0.00	(0.28)	10.66
03/31/2015	12.27	0.38	(0.69)	(0.31)	(0.40)	0.00	(0.40)	11.56
03/31/2014	12.56	0.40	(0.29)	0.11	(0.40)	0.00	(0.40)	12.27
03/31/2013	11.90	0.55	0.43	0.98	(0.32)	0.00	(0.32)	12.56
03/31/2012	12.16	0.65	(0.19)	0.46	(0.72)	0.00	(0.72)	11.90

Class R
04/01/2016 - 09/30/2016+	$10.64	$0.09	$0.72	$0.81	$(0.07)	$0.00	$(0.07)	$11.38
03/31/2016	11.54	0.32	(0.88)	(0.56)	(0.34)	0.00	(0.34)	10.64
03/31/2015	12.25	0.43	(0.68)	(0.25)	(0.46)	0.00	(0.46)	11.54
03/31/2014	12.54	0.47	(0.30)	0.17	(0.46)	0.00	(0.46)	12.25
03/31/2013	11.98	0.64	0.41	1.05	(0.49)	0.00	(0.49)	12.54
03/31/2012	12.24	0.72	(0.21)	0.51	(0.77)	0.00	(0.77)	11.98

PIMCO All Asset All Authority Fund
Institutional Class
04/01/2016 - 09/30/2016+	$8.04	$0.09	$0.60	$0.69	$(0.07)	$0.00	$(0.07)	$8.66
03/31/2016	9.07	0.39	(0.99)	(0.60)	(0.43)	0.00	(0.43)	8.04
03/31/2015	10.06	0.47	(0.94)	(0.47)	(0.52)	0.00	(0.52)	9.07
03/31/2014	10.93	0.56	(0.88)	(0.32)	(0.55)	0.00	(0.55)	10.06
03/31/2013	10.63	0.72	0.27	0.99	(0.69)	0.00	(0.69)	10.93
03/31/2012	10.80	0.91	(0.20)	0.71	(0.88)	0.00	(0.88)	10.63

20	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income		Portfolio Turnover Rate

7.39%	$715,379	1.325	%*	1.475	%*	1.325	%*	1.475	%*	1.19	%*	30%
(5.32)	751,398	1.305		1.475		1.305		1.475		2.36		40
(2.58)	1,364,100	1.325		1.475		1.325		1.475		3.06		86
0.97	1,755,836	1.325		1.475		1.325		1.475		3.29		54
8.31	2,141,098	1.375		1.475		1.375		1.475		4.45		36
4.05	1,807,849	1.415	(c)	1.485	(c)	1.415	(c)	1.485	(c)	5.43		56

7.65%	$74,382	0.825	%*	0.975	%*	0.825	%*	0.975	%*	1.70	%*	30%
(4.81)	73,804	0.805		0.975		0.805		0.975		2.91		40
(2.10)	109,171	0.825		0.975		0.825		0.975		3.55		86
1.48	139,215	0.825		0.975		0.825		0.975		3.84		54
8.81	140,896	0.875		0.975		0.875		0.975		5.17		36
4.51	78,655	0.965	(d)(e)	1.035	(d)(e)	0.965	(d)(e)	1.035	(d)(e)	6.03		56

8.67%	$5,741,510	0.73	%*(f)	0.82	%*(f)	0.16	%*	0.25	%*	2.19	%*	28%
(6.53)	5,917,397	0.67	(f)	0.77	(f)	0.15		0.25		4.59		39
(4.80)	10,944,124	0.70	(f)	0.78	(f)	0.17		0.25		4.74		75
(2.80)	15,257,211	0.82	(f)	0.89	(f)	0.18		0.25		5.43		65
9.40	15,915,147	0.83	(f)	0.87	(f)	0.21		0.25		6.56		18
7.11	7,813,207	0.69	(f)	0.72	(f)	0.22		0.25		8.51		55

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	21

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total	Net Asset Value End of Year or Period
Class P
04/01/2016 - 09/30/2016+	$8.05	$0.09	$0.59	$0.68	$(0.07)	$0.00	$(0.07)	$8.66
03/31/2016	9.08	0.37	(0.98)	(0.61)	(0.42)	0.00	(0.42)	8.05
03/31/2015	10.07	0.46	(0.94)	(0.48)	(0.51)	0.00	(0.51)	9.08
03/31/2014	10.94	0.51	(0.84)	(0.33)	(0.54)	0.00	(0.54)	10.07
03/31/2013	10.62	0.70	0.29	0.99	(0.67)	0.00	(0.67)	10.94
03/31/2012	10.79	0.92	(0.22)	0.70	(0.87)	0.00	(0.87)	10.62

Class D
04/01/2016 - 09/30/2016+	$8.02	$0.08	$0.59	$0.67	$(0.06)	$0.00	$(0.06)	$8.63
03/31/2016	9.05	0.35	(0.99)	(0.64)	(0.39)	0.00	(0.39)	8.02
03/31/2015	10.03	0.42	(0.92)	(0.50)	(0.48)	0.00	(0.48)	9.05
03/31/2014	10.90	0.48	(0.84)	(0.36)	(0.51)	0.00	(0.51)	10.03
03/31/2013	10.54	0.66	0.28	0.94	(0.58)	0.00	(0.58)	10.90
03/31/2012	10.71	0.86	(0.19)	0.67	(0.84)	0.00	(0.84)	10.54

Class A
04/01/2016 - 09/30/2016+	$8.05	$0.07	$0.61	$0.68	$(0.06)	$0.00	$(0.06)	$8.67
03/31/2016	9.08	0.35	(0.99)	(0.64)	(0.39)	0.00	(0.39)	8.05
03/31/2015	10.07	0.40	(0.92)	(0.52)	(0.47)	0.00	(0.47)	9.08
03/31/2014	10.94	0.48	(0.85)	(0.37)	(0.50)	0.00	(0.50)	10.07
03/31/2013	10.56	0.65	0.30	0.95	(0.57)	0.00	(0.57)	10.94
03/31/2012	10.74	0.84	(0.18)	0.66	(0.84)	0.00	(0.84)	10.56

22	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income		Portfolio Turnover Rate

8.49%	$789,471	0.83	%*(f)	0.92	%*(f)	0.26	%*	0.35	%*	2.09	%*	28%
(6.63)	785,877	0.77	(f)	0.87	(f)	0.25		0.35		4.34		39
(4.89)	2,455,193	0.80	(f)	0.88	(f)	0.27		0.35		4.59		75
(2.91)	3,787,152	0.92	(f)	0.99	(f)	0.28		0.35		4.96		65
9.35	6,376,178	0.93	(f)	0.97	(f)	0.31		0.35		6.41		18
7.02	2,999,496	0.79	(f)	0.82	(f)	0.32		0.35		8.59		55

8.38%	$271,979	1.13	%*(f)	1.22	%*(f)	0.56	%*	0.65	%*	1.79	%*	28%
(6.96)	269,565	1.07	(f)	1.17	(f)	0.55		0.65		4.09		39
(5.11)	737,268	1.10	(f)	1.18	(f)	0.57		0.65		4.28		75
(3.21)	1,219,268	1.22	(f)	1.29	(f)	0.58		0.65		4.69		65
8.98	1,994,391	1.23	(f)	1.27	(f)	0.61		0.65		6.04		18
6.79	1,146,466	1.09	(f)	1.12	(f)	0.62		0.65		8.17		55

8.44%	$624,228	1.18	%*(f)	1.27	%*(f)	0.61	%*	0.70	%*	1.73	%*	28%
(6.97)	666,880	1.12	(f)	1.22	(f)	0.60		0.70		4.11		39
(5.26)	1,484,897	1.15	(f)	1.23	(f)	0.62		0.70		4.02		75
(3.25)	3,312,097	1.27	(f)	1.34	(f)	0.63		0.70		4.66		65
9.01	5,312,366	1.28	(f)	1.32	(f)	0.66		0.70		5.98		18
6.60	3,163,944	1.15	(f)(g)	1.18	(f)(g)	0.68	(g)	0.71	(g)	7.87		55

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	23

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total	Net Asset Value End of Year or Period
Class C
04/01/2016 - 09/30/2016+	$8.06	$0.04	$0.60	$0.64	$(0.03)	$0.00	$(0.03)	$8.67
03/31/2016	9.08	0.28	(0.98)	(0.70)	(0.32)	0.00	(0.32)	8.06
03/31/2015	10.07	0.34	(0.93)	(0.59)	(0.40)	0.00	(0.40)	9.08
03/31/2014	10.94	0.41	(0.85)	(0.44)	(0.43)	0.00	(0.43)	10.07
03/31/2013	10.46	0.57	0.28	0.85	(0.37)	0.00	(0.37)	10.94
03/31/2012	10.65	0.77	(0.19)	0.58	(0.77)	0.00	(0.77)	10.46

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(d) in the Notes to Financial Statements for more information.

(c)	Effective May 1, 2011, the Class’s supervisory and administrative fee was decreased by 0.10% to an annual rate of 0.30%.
(d)	Effective May 1, 2011, the Class’s supervisory and administrative fee was decreased by 0.10% to an annual rate of 0.35%.
(e)	Effective October 1, 2011, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.30%.
(f)	Ratio of expenses to average net assets includes line of credit expenses.
(g)	Effective May 1, 2011, the Class’s supervisory and administrative fee was decreased by 0.15% to an annual rate of 0.25%.

24	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income		Portfolio Turnover Rate

7.94%	$845,162	1.93	%*(f)	2.02	%*(f)	1.36	%*	1.45	%*	0.98	%*	28%
(7.59)	901,039	1.87	(f)	1.97	(f)	1.35		1.45		3.35		39
(5.98)	1,878,807	1.90	(f)	1.98	(f)	1.37		1.45		3.46		75
(3.97)	3,207,862	2.02	(f)	2.09	(f)	1.38		1.45		3.99		65
8.11	4,592,645	2.03	(f)	2.07	(f)	1.41		1.45		5.29		18
5.87	2,540,771	1.90	(f)(g)	1.93	(f)(g)	1.43	(g)	1.46	(g)	7.28		55

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	25

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO All Asset Fund	PIMCO All Asset All Authority Fund
Assets:
Investments, at value
Investments in securities*	$1,128	$1,189
Investments in Affiliates	19,202,659	11,633,519
Cash	1	0
Receivable for investments in Affiliates sold	117,371	105,620
Receivable for Fund shares sold	6,978	4,072
Dividends receivable from Affiliates	35,124	17,166
Reimbursement receivable from PIMCO	2,353	820
Prepaid expenses	0	6,751
Total Assets	19,365,614	11,769,137

Liabilities:
Borrowings & Other Financing Transactions
Payable for line of credit	$0	$3,300,000
Payable for investments in Affiliates purchased	153,495	123,786
Payable for Fund shares redeemed	196,191	69,798
Accrued investment advisory fees	2,948	1,490
Accrued supervisory and administrative fees	1,266	737
Accrued distribution fees	615	620
Accrued servicing fees	341	324
Other liabilities	73	32
Total Liabilities	354,929	3,496,787

Net Assets	$19,010,685	$8,272,350

Net Assets Consist of:
Paid in capital	$22,777,066	$14,245,186
Undistributed net investment income	55,691	19,231
Accumulated undistributed net realized (loss)	(3,571,127)	(4,889,186)
Net unrealized (depreciation)	(250,945)	(1,102,881)
Net Assets	$19,010,685	$8,272,350

Cost of investments in securities	$1,128	$1,189
Cost of investments in Affiliates	$19,453,604	$12,736,400

* Includes repurchase agreements of:	$1,128	$1,189

†	A zero balance may reflect actual amounts rounding to less than one thousand.

26	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

September 30, 2016 (Unaudited)

	PIMCO All Asset Fund	PIMCO All Asset All Authority Fund
Net Assets:
Institutional Class	$16,365,749	$5,741,510
Class P	511,952	789,471
Administrative Class	253,599	N/A
Class D	323,630	271,979
Class A	765,994	624,228
Class C	715,379	845,162
Class R	74,382	N/A
Shares Issued and Outstanding:
Institutional Class	1,432,350	663,250
Class P	44,715	91,135
Administrative Class	22,152	N/A
Class D	28,311	31,510
Class A	66,951	72,037
Class C	62,776	97,502
Class R	6,538	N/A
Net Asset Value Per Share Outstanding:
Institutional Class	$11.43	$8.66
Class P	11.45	8.66
Administrative Class	11.45	N/A
Class D	11.43	8.63
Class A	11.44	8.67
Class C	11.40	8.67
Class R	11.38	N/A

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	27

Statements of Operations

Six Months Ended September 30, 2016 (Unaudited) (Amounts in thousands†)	PIMCO All Asset Fund	PIMCO All Asset All Authority Fund

Investment Income:
Dividends from Investments in Affiliates	$246,360	$125,362
Total Income	246,360	125,362

Expenses:
Investment advisory fees	17,113	8,588
Supervisory and administrative fees	7,374	4,283
Distribution and/or servicing fees - Administrative Class	324	0
Distribution and/or servicing fees - Class D	399	347
Distribution fees - Class C	2,782	3,310
Distribution fees - Class R	95	0
Servicing fees - Class A	978	812
Servicing fees - Class C	927	1,103
Servicing fees - Class R	95	0
Trustee fees	73	32
Interest expense	12	24,465
Miscellaneous expense	0	16
Total Expenses	30,172	42,956
Waiver and/or Reimbursement by PIMCO	(15,090)	(3,844)
Net Expenses	15,082	39,112

Net Investment Income	231,278	86,250

Net Realized (Loss):
Investments in Affiliates	(1,008,565)	(476,507)

Net Realized (Loss)	(1,008,565)	(476,507)

Net Change in Unrealized Appreciation:
Investments in Affiliates	2,256,395	1,075,729

Net Change in Unrealized Appreciation	2,256,395	1,075,729

Net Increase in Net Assets Resulting from Operations	$1,479,108	$685,472

†	A zero balance may reflect actual amounts rounding to less than one thousand.

28	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

Statements of Changes in Net Assets

(Amounts in thousands†)	PIMCO All Asset Fund		PIMCO All Asset All Authority Fund
	Six Months Ended September 30, 2016 (Unaudited)	Year Ended March 31, 2016	Six Months Ended September 30, 2016 (Unaudited)	Year Ended March 31, 2016
(Decrease) in Net Assets from:

Operations:
Net investment income	$231,278	$879,251	$86,250	$555,448
Net realized (loss)	(1,008,565)	(1,558,092)	(476,507)	(2,454,060)
Net change in unrealized appreciation (depreciation)	2,256,395	(747,160)	1,075,729	700,558

Net Increase (Decrease) in Net Assets Resulting from Operations	1,479,108	(1,426,001)	685,472	(1,198,054)

Distributions to Shareholders:
From net investment income
Institutional Class	(159,864)	(769,056)	(51,482)	(389,878)
Class P	(4,559)	(26,459)	(6,486)	(62,226)
Administrative Class	(2,194)	(10,281)	0	0
Class D	(2,488)	(15,241)	(1,916)	(19,049)
Class A	(5,690)	(32,023)	(4,238)	(42,499)
Class C	(2,987)	(24,298)	(2,897)	(45,423)
Class R	(477)	(2,685)	0	0

Total Distributions(a)	(178,259)	(880,043)	(67,019)	(559,075)

Fund Share Transactions:
Net (decrease) resulting from Fund share transactions**	(1,666,845)	(8,374,555)	(886,861)	(7,202,402)

Total (Decrease) in Net Assets	(365,996)	(10,680,599)	(268,408)	(8,959,531)

Net Assets:
Beginning of period	19,376,681	30,057,280	8,540,758	17,500,289
End of period*	$19,010,685	$19,376,681	$8,272,350	$8,540,758

*Including undistributed net investment income of:	$55,691	$2,672	$19,231	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 11 in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(d) in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	29

Statement of Cash Flows PIMCO All Asset All Authority Fund

Six Months Ended September 30, 2016 (Unaudited) (Amounts in thousands†)
Cash Flows Provided by Operating Activities:
Net increase in net assets resulting from operations	$685,472

Adjustments to Reconcile Net Increase in Net Assets from Operations to Net Cash Provided by Operating Activities:
Purchases of long-term securities	(3,230,237)
Proceeds from sales of long-term securities	3,829,072
(Purchases) from sales of short-term portfolio investments, net	(54,154)
(Increase) in receivable for investments in Affiliates sold	(80,347)
Decrease in dividends receivable from Affiliates	622
(Increase) in reimbursement receivable from PIMCO	(229)
Increase in payable for investments in Affiliates purchased	79,725
Increase in accrued investment advisory fees	56
Increase in accrued supervisory and administrative fees	13
(Decrease) in accrued distribution fees	(7)
(Decrease) in accrued servicing fees	(6)
(Increase) in Prepaid expenses	(4,815)
Increase in other liabilities	32
Net Realized Loss
Investments in Affiliates	476,507
Net Change in Unrealized (Appreciation)
Investments in Affiliates	(1,075,729)
Net Cash Provided by Operating Activities	625,975

Cash Flows (Used for) Financing Activities:
Proceeds from shares sold	542,519
Payments on shares redeemed	(1,427,931)
Net borrowing of line of credit	265,000
Cash distributions paid*	(5,563)
Net Cash (Used for) Financing Activities	(625,975)

Net Increase (Decrease) in Cash and Foreign Currency	0

Cash and Foreign Currency:
Beginning of period	0
End of period	$0
* Reinvestment of distributions	$61,456

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the period	$19,650

†	A zero balance may reflect actual amounts rounding to less than one thousand.

30	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

Schedule of Investments PIMCO All Asset Fund

(Unaudited)

September 30, 2016

		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

REPURCHASE AGREEMENTS (b) 0.0%
		$1,128

Total Short-Term Instruments (Cost $1,128)		1,128

Total Investments in Securities (Cost $1,128)		1,128

	SHARES
INVESTMENTS IN AFFILIATES 101.0%

MUTUAL FUNDS (a) 99.9%
PIMCO CommoditiesPLUS® Strategy Fund	104,968,427	639,258
PIMCO CommodityRealReturn Strategy Fund®	21,098,515	147,901
PIMCO Diversified Income Fund	9,054,056	97,965
PIMCO Emerging Local Bond Fund	188,051,516	1,406,625
PIMCO Emerging Markets Currency Fund	235,963,456	2,107,154
PIMCO Extended Duration Fund	5,003,469	47,133
PIMCO High Yield Fund	55,640,493	491,306
PIMCO High Yield Spectrum Fund	91,731,192	898,048
PIMCO Income Fund	130,425,046	1,572,926
PIMCO Investment Grade Corporate Bond Fund	51,625,506	546,714
PIMCO Long Duration Total Return Fund	9,815,350	118,569
PIMCO Long-Term Credit Fund	2,729,580	33,601
PIMCO Long-Term U.S. Government Fund	30,015,137	203,803
PIMCO Low Duration Fund	46,140,558	456,791
PIMCO Mortgage Opportunities Fund	12,632,294	141,103
PIMCO RAE Fundamental Advantage PLUS Fund	38,958,973	388,031
PIMCO RAE Fundamental Emerging Markets Fund	93,416,688	905,208

	SHARES	MARKET VALUE (000S)
PIMCO RAE Fundamental PLUS EMG Fund	106,691,946	$974,097
PIMCO RAE Fundamental PLUS International Fund	45,191,548	361,984
PIMCO RAE Low Volatility PLUS EMG Fund	236,202,035	2,095,112
PIMCO RAE Low Volatility PLUS Fund	3,711,863	43,726
PIMCO RAE Low Volatility PLUS International Fund	77,541,971	761,462
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund	46,116,725	417,817
PIMCO RAE Worldwide Long/Short PLUS Fund	135,830,013	1,324,343
PIMCO Real Return Asset Fund	12,924,884	112,705
PIMCO Real Return Fund	47,416,701	532,490
PIMCO RealEstateRealReturn Strategy Fund	31,751,841	267,350
PIMCO Senior Floating Rate Fund	44,331,124	438,435
PIMCO StocksPLUS® International Fund (U.S. Dollar Hedged)	71,467,824	506,707
PIMCO StocksPLUS® International Fund (Unhedged)	5,207,465	29,995
PIMCO Total Return Fund	82,801,629	857,825
PIMCO TRENDS Managed Futures Strategy Fund	5,841,476	55,786

Total Mutual Funds (Cost $19,227,097)		18,981,970

EXCHANGE-TRADED FUNDS 0.1%
PIMCO Global Advantage® Inflation- Linked Bond Active Exchange-Traded Fund	540,000	23,228

Total Exchange-Traded Funds (Cost $29,046)		23,228

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	31

Schedule of Investments PIMCO All Asset Fund (Cont.)

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 1.0%

MUTUAL FUNDS (a) 1.0%
PIMCO Government Money Market Fund	196,737,253	$196,737

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%
PIMCO Short-Term Floating NAV Portfolio III	73,208	724

Total Short-Term Instruments (Cost $197,461)		197,461

Total Investments in Affiliates (Cost $19,453,604)		19,202,659

Total Investments 101.0% (Cost $19,454,732)		$19,203,787

Other Assets and Liabilities, net (1.0)%		(193,102)

Net Assets 100.0%		$19,010,685

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	09/30/2016	10/03/2016	$1,128	U.S. Treasury Notes 1.625% due 04/30/2019 (2)	$(1,151)	$1,128	$1,128

Total Repurchase Agreements						$(1,151)	$1,128	$1,128

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.

32	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

(Unaudited)

September 30, 2016

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of September 30, 2016:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (3)
Global/Master Repurchase Agreement
SSB	$1,128	$0	$0	$1,128	$(1,151)	$(23)

Total Borrowings and Other Financing Transactions	$1,128	$0	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 6, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$1,128	$0	$1,128
	$0	$1,128	$0	$1,128

Investments in Affiliates, at Value
Mutual Funds	$18,981,970	$0	$0	$18,981,970
Exchange-Traded Funds	23,228	0	0	23,228
Short-Term Instruments
Mutual Funds	196,737	0	0	196,737
Central Funds Used for Cash Management Purposes	724	0	0	724
	$19,202,659	$0	$0	$19,202,659

Total Investments	$19,202,659	$1,128	$0	$19,203,787

There were no significant transfers between Levels 1, 2, or 3 during the period ended September 30, 2016.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	33

Schedule of Investments PIMCO All Asset All Authority Fund

		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

REPURCHASE AGREEMENTS (b) 0.0%
		$1,189

Total Short-Term Instruments (Cost $1,189)		1,189

Total Investments in Securities (Cost $1,189)		1,189

	SHARES
INVESTMENTS IN AFFILIATES 140.6%

MUTUAL FUNDS (a) 139.0%
PIMCO CommoditiesPLUS® Strategy Fund	63,544,696	386,987
PIMCO CommodityRealReturn Strategy Fund®	12,780,856	89,594
PIMCO Credit Absolute Return Fund	1,782,686	17,542
PIMCO Diversified Income Fund	8,963,862	96,989
PIMCO Emerging Local Bond Fund	89,553,229	669,858
PIMCO Emerging Markets Currency Fund	122,794,290	1,096,553
PIMCO Extended Duration Fund	2,629,016	24,765
PIMCO High Yield Fund	32,451,474	286,547
PIMCO High Yield Spectrum Fund	58,960,293	577,221
PIMCO Income Fund	48,874,760	589,430
PIMCO Investment Grade Corporate Bond Fund	22,301,702	236,175
PIMCO Long Duration Total Return Fund	5,327,052	64,351
PIMCO Long-Term Credit Fund	180,623	2,224
PIMCO Long-Term U.S. Government Fund	13,677,404	92,870
PIMCO Low Duration Fund	1,958,149	19,386
PIMCO Mortgage Opportunities Fund	6,556,621	73,237
PIMCO RAE Fundamental Advantage PLUS Fund	16,678,670	166,120

	SHARES	MARKET VALUE (000S)
PIMCO RAE Fundamental Emerging Markets Fund	44,257,599	$428,856
PIMCO RAE Fundamental PLUS EMG Fund	63,966,644	584,015
PIMCO RAE Fundamental PLUS International Fund	27,888,165	223,384
PIMCO RAE Low Volatility PLUS EMG Fund	116,255,378	1,031,185
PIMCO RAE Low Volatility PLUS Fund	12,229,035	144,058
PIMCO RAE Low Volatility PLUS International Fund	44,963,895	441,545
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund	16,594,681	150,348
PIMCO RAE Worldwide Long/Short PLUS Fund	62,173,751	606,194
PIMCO Real Return Asset Fund	4,842,316	42,225
PIMCO Real Return Fund	18,027,336	202,447
PIMCO RealEstateRealReturn Strategy Fund	26,794,279	225,608
PIMCO Senior Floating Rate Fund	35,546,337	351,553
PIMCO StocksPLUS® International Fund (U.S. Dollar Hedged)	40,614,226	287,955
PIMCO StocksPLUS® International Fund (Unhedged)	9,798,488	56,439
PIMCO StocksPLUS® Short Fund	186,328,224	1,904,274
PIMCO Total Return Fund	26,826,738	277,925
PIMCO TRENDS Managed Futures Strategy Fund	5,318,784	50,794

Total Mutual Funds (Cost $12,596,794)		11,498,654

34	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

(Unaudited)

September 30, 2016

	SHARES	MARKET VALUE (000S)
EXCHANGE-TRADED FUNDS 0.2%
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange- Traded Fund	440,000	$18,927

Total Exchange-Traded Funds (Cost $23,668)		18,927

SHORT-TERM INSTRUMENTS 1.4%

MUTUAL FUNDS (a) 1.4%
PIMCO Government Money Market Fund	115,807,936	115,808

	SHARES	MARKET VALUE (000S)
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%
PIMCO Short-Term Floating NAV Portfolio III	13,168	$130

Total Short-Term Instruments (Cost $115,938)		115,938

Total Investments in Affiliates (Cost $12,736,400)		11,633,519

Total Investments 140.6% (Cost $12,737,589)		$11,634,708

Other Assets and Liabilities, net (40.6)%		(3,362,358)

Net Assets 100.0%		$8,272,350

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, At Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	09/30/2016	10/03/2016	$1,189	U.S. Treasury Notes 1.625% due 04/30/2019 (2)	$(1,217)	$1,189	$1,189

Total Repurchase Agreements						$(1,217)	$1,189	$1,189

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of September 30, 2016:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (3)
Global/Master Repurchase Agreement
SSB	$1,189	$0	$0	$1,189	$(1,217)	$(28)

Total Borrowings and Other Financing Transactions	$1,189	$0	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 6, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	35

Schedule of Investments PIMCO All Asset All Authority Fund (Cont.)

(Unaudited)

September 30, 2016

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$1,189	$0	$1,189
	$0	$1,189	$0	$1,189

Investments in Affiliates, at Value
Mutual Funds	11,498,654	0	0	11,498,654
Exchange-Traded Funds	18,927	0	0	18,927
Short-Term Instruments
Mutual Funds	115,808	0	0	115,808
Central Funds Used for Cash Management Purposes	130	0	0	130
	$11,633,519	$0	$0	$11,633,519

Total Investments	$11,633,519	$1,189	$0	$11,634,708

There were no significant transfers between Levels 1, 2, or 3 during the period ended September 30, 2016.

36	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

Notes to Financial Statements

(Unaudited)

September 30, 2016

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A, Class C and Class R shares of the funds (each a “Fund” and collectively the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. Research Affiliates, LLC (“Research Affiliates”) serves as the sub-adviser to the PIMCO All Asset and PIMCO All Asset All Authority Funds. Each Fund may invest substantially all of its assets in Institutional Class or Class M shares of any funds of the Trust or PIMCO Equity Series, an affiliated open-end investment company, except other funds of funds, or shares of any actively managed funds of the PIMCO ETF Trust, an affiliated investment company (collectively, “Underlying PIMCO Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies are recorded as dividend income. Long-term capital gain distributions received from registered investment companies are recorded as realized gains.

(b) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	37

Notes to Financial Statements (Cont.)

do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency
Fund Name	Declared	Distributed
PIMCO All Asset Fund	Quarterly	Quarterly
PIMCO All Asset All Authority Fund	Quarterly	Quarterly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of transactions that may cause character differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

38	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

(Unaudited)

September 30, 2016

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) Statements of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a Statement of Cash Flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the entity’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the entity had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Funds with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, sale-buyback transactions, or a line of credit, have been determined to be at a level requiring a Statement of Cash Flows. Statements of Cash Flows, as applicable, have been prepared using the indirect method which requires net increase (decrease) in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(f) New Accounting Pronouncements  In August 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. The ASU did not have an impact on the Funds’ financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	39

Notes to Financial Statements (Cont.)

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class. On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in

40	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

(Unaudited)

September 30, 2016

the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	41

Notes to Financial Statements (Cont.)

primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

42	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

(Unaudited)

September 30, 2016

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The PIMCO All Asset and PIMCO All Asset All Authority Funds invest under normal circumstances substantially all of their assets in the Underlying PIMCO Funds. The Underlying PIMCO Funds are considered to be affiliated with PIMCO All Asset and PIMCO All Asset All Authority Funds. Each Fund may also invest in the PIMCO Short-Term Floating NAV Portfolio III (“Central Fund”) to the extent permitted by the Act and rules thereunder. The Central Fund is a registered investment company created for use solely by the series of the Trust and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Fund are money market and short maturity fixed income instruments. The Central Fund may incur expenses related to its investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Fund is considered to be affiliated with the Funds. The tables below show the Funds’ transactions in and earnings from investments in these affiliated Funds for the period ended September 30, 2016 (amounts in thousands†):

PIMCO All Asset Fund

Underlying PIMCO Funds	Market Value 03/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO CommoditiesPLUS® Strategy Fund	$802,927	$122,089	$(395,076)	$(276,064)	$385,382	$639,258	$1,172	$0
PIMCO CommodityRealReturn Strategy Fund®	295,348	1,319	(176,478)	(111,918)	139,630	147,901	1,318	0

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	43

Notes to Financial Statements (Cont.)

Underlying PIMCO Funds	Market Value 03/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO Diversified Income Fund	$49,495	$58,269	$(15,749)	$(250)	$6,200	$97,965	$2,139	$0
PIMCO Emerging Local Bond Fund	1,848,880	116,852	(602,302)	(275,299)	318,494	1,406,625	42,180	0
PIMCO Emerging Markets Currency Fund	2,479,315	97,381	(508,561)	(118,014)	157,033	2,107,154	31,845	0
PIMCO Extended Duration Fund	0	96,730	(58,629)	5,128	3,904	47,133	629	0
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	22,632	0	(1)	0	597	23,228	0	0
PIMCO Government Money Market Fund	104,072	2,124,778	(2,032,113)	0	0	196,737	147	0
PIMCO High Yield Fund	723,965	122,781	(386,247)	(19,644)	50,451	491,306	15,984	0
PIMCO High Yield Spectrum Fund	827,581	156,292	(139,083)	(13,246)	66,504	898,048	26,939	0
PIMCO Income Fund	1,348,157	325,375	(135,619)	748	34,265	1,572,926	40,955	0
PIMCO Investment Grade Corporate Bond Fund	516,989	34,021	(26,936)	(763)	23,403	546,714	10,340	0
PIMCO Long Duration Total Return Fund	122	193,518	(85,140)	3,230	6,839	118,569	2,751	0
PIMCO Long-Term Credit Fund	52,496	1,257	(24,290)	4,226	(88)	33,601	1,257	0
PIMCO Long-Term U.S. Government Fund	943	287,408	(100,326)	4,766	11,012	203,803	2,262	0
PIMCO Low Duration Fund	36,789	1,799,355	(1,380,299)	(386)	1,332	456,791	2,853	0
PIMCO Mortgage Opportunities Fund	152,823	2,427	(17,201)	199	2,855	141,103	2,427	0
PIMCO RAE Fundamental Advantage PLUS Fund	327,248	137,911	(88,114)	(16,787)	27,773	388,031	0	0
PIMCO RAE Fundamental Emerging Markets Fund	578,165	211,495	(5,283)	28	120,803	905,208	0	0
PIMCO RAE Fundamental PLUS EMG Fund	1,155,466	6,258	(369,634)	(24,833)	206,840	974,097	6,259	0
PIMCO RAE Fundamental PLUS International Fund	312,410	166,177	(143,846)	(48,500)	75,743	361,984	1,722	0
PIMCO RAE Low Volatility PLUS EMG Fund	2,187,607	92,284	(434,530)	(74,409)	324,160	2,095,112	11,699	0
PIMCO RAE Low Volatility PLUS Fund	98,732	0	(62,616)	8,703	(1,093)	43,726	0	0
PIMCO RAE Low Volatility PLUS International Fund	914,582	151,655	(355,102)	(30,395)	80,722	761,462	3,910	0
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund	418,690	56,718	(72,982)	(9,555)	24,946	417,817	0	0
PIMCO RAE Worldwide Long/Short PLUS Fund	1,242,977	142,852	(118,853)	(3,577)	60,944	1,324,343	8,713	0
PIMCO Real Return Asset Fund	1,087,805	3,197	(1,013,801)	9,396	26,108	112,705	3,197	0
PIMCO Real Return Fund	0	552,565	(24,828)	(74)	4,827	532,490	901	0
PIMCO RealEstateRealReturn Strategy Fund	299,138	1,838	(46,606)	(374)	13,354	267,350	1,838	0
PIMCO Senior Floating Rate Fund	291,259	138,524	0	0	8,652	438,435	6,791	0
PIMCO Short-Term Floating NAV Portfolio III	220	85,005	(84,500)	(2)	1	724	5	0
PIMCO StocksPLUS® International Fund (U.S. Dollar Hedged)	535,424	4,103	(66,936)	(2,786)	36,902	506,707	4,103	0

44	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

(Unaudited)

September 30, 2016

Underlying PIMCO Funds	Market Value 03/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO StocksPLUS® International Fund (Unhedged)	$51,556	$47,220	$(70,883)	$1,916	$186	$29,995	$0	$0
PIMCO Total Return Fund	236,916	615,581	(4,543)	(19)	9,890	857,825	8,698	0
PIMCO TRENDS Managed Futures Strategy Fund	57,422	0	0	0	(1,636)	55,786	0	0
PIMCO Unconstrained Bond Fund	350,034	32,842	(392,326)	(20,010)	29,460	0	3,326	0
Totals	$19,408,185	$7,986,077	$(9,439,433)	$(1,008,565)	$2,256,395	$19,202,659	$246,360	$0
†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(d) in the Notes to Financial Statements for more information.

PIMCO All Asset All Authority Fund

Underlying PIMCO Funds	Market Value 03/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO CommoditiesPLUS® Strategy Fund	$450,432	$74,764	$(200,163)	$(137,214)	$199,168	$386,987	$712	$0
PIMCO CommodityRealReturn Strategy Fund®	139,687	685	(64,066)	(39,721)	53,009	89,594	684	0
PIMCO Credit Absolute Return Fund	0	17,399	0	0	143	17,542	65	0
PIMCO Diversified Income Fund	30,964	64,358	(3,256)	(140)	5,063	96,989	1,785	0
PIMCO Emerging Local Bond Fund	888,849	52,236	(292,498)	(129,757)	151,028	669,858	20,423	0
PIMCO Emerging Markets Currency Fund	1,090,464	136,008	(149,097)	(24,155)	43,333	1,096,553	15,150	0
PIMCO EqS® Long/Short Fund	14	0	(14)	3	(3)	0	0	0
PIMCO Extended Duration Fund	0	50,545	(29,820)	1,999	2,041	24,765	301	0
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	18,440	1	0	0	486	18,927	0	0
PIMCO Government Money Market Fund	60,727	1,166,060	(1,110,979)	0	0	115,808	81	0
PIMCO High Yield Fund	350,489	15,464	(98,514)	5,516	13,592	286,547	9,662	0
PIMCO High Yield Spectrum Fund	603,225	21,824	(81,572)	(9,643)	43,387	577,221	17,304	0
PIMCO Income Fund	689,234	91,896	(206,999)	8,614	6,685	589,430	17,411	0
PIMCO Investment Grade Corporate Bond Fund	247,832	7,182	(29,414)	(550)	11,125	236,175	4,707	0
PIMCO Long Duration Total Return Fund	17,968	87,910	(46,588)	1,438	3,623	64,351	1,372	0
PIMCO Long-Term Credit Fund	19,114	325	(18,558)	2,933	(1,590)	2,224	323	0
PIMCO Long-Term U.S. Government Fund	0	127,581	(41,075)	1,574	4,790	92,870	975	0
PIMCO Low Duration Fund	78,355	844,647	(904,309)	764	(71)	19,386	1,350	0
PIMCO Mortgage Opportunities Fund	77,944	1,213	(7,460)	80	1,460	73,237	1,214	0
PIMCO RAE Fundamental Advantage PLUS Fund	152,154	61,998	(52,647)	(3,230)	7,845	166,120	0	0
PIMCO RAE Fundamental Emerging Markets Fund	185,963	188,447	0	0	54,446	428,856	0	0
PIMCO RAE Fundamental PLUS EMG Fund	659,903	18,819	(198,641)	(6,799)	110,733	584,015	3,612	0

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	45

Notes to Financial Statements (Cont.)

Underlying PIMCO Funds	Market Value 03/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO RAE Fundamental PLUS International Fund	$234,806	$33,824	$(62,870)	$(20,104)	$37,728	$223,384	$1,290	$0
PIMCO RAE Low Volatility PLUS EMG Fund	1,184,272	25,034	(301,192)	(55,993)	179,064	1,031,185	5,748	0
PIMCO RAE Low Volatility PLUS Fund	147,971	0	(14,636)	1,355	9,368	144,058	0	0
PIMCO RAE Low Volatility PLUS International Fund	512,989	59,309	(160,832)	(12,667)	42,746	441,545	2,323	0
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund	122,127	58,615	(34,960)	(2,895)	7,461	150,348	0	0
PIMCO RAE Worldwide Long/Short PLUS Fund	588,767	151,942	(157,239)	(7,296)	30,020	606,194	3,827	0
PIMCO Real Return Asset Fund	294,488	1,174	(265,499)	2,915	9,147	42,225	1,174	0
PIMCO Real Return Fund	0	204,166	(3,733)	4	2,010	202,447	347	0
PIMCO RealEstateRealReturn Strategy Fund	198,462	35,070	(15,708)	(394)	8,178	225,608	1,379	0
PIMCO Senior Floating Rate Fund	288,104	91,075	(35,317)	(987)	8,678	351,553	5,621	0
PIMCO Short-Term Floating NAV Portfolio III	1,116	303,718	(304,700)	(4)	0	130	18	0
PIMCO StocksPLUS® International Fund (U.S. Dollar Hedged)	280,934	7,166	(19,544)	(158)	19,557	287,955	2,235	0
PIMCO StocksPLUS® International Fund (Unhedged)	56,959	0	(4,455)	380	3,555	56,439	0	0
PIMCO StocksPLUS® Short Fund	1,629,401	459,519	(134,309)	(44,885)	(5,452)	1,904,274	0	0
PIMCO Total Return Fund	91,945	195,518	(12,658)	(426)	3,546	277,925	2,783	0
PIMCO TRENDS Managed Futures Strategy Fund	52,284	0	(1)	0	(1,489)	50,794	0	0
PIMCO Unconstrained Bond Fund	132,651	44,522	(181,428)	(7,064)	11,319	0	1,486	0
Totals	$11,579,034	$4,700,014	$(5,244,751)	$(476,507)	$1,075,729	$11,633,519	$125,362	$0
†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(d) in the Notes to Financial Statements for more information.

(b) Investments in Securities

Exchange-Traded Funds  Certain Funds (and certain Underlying PIMCO Funds) may invest in ETFs, which typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Funds (and Underlying PIMCO Funds) would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Funds (and Underlying PIMCO Funds) bear directly in connection with their own operations. Investments in ETFs entail certain risks; in particular, investments in index ETFs involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track.

46	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

(Unaudited)

September 30, 2016

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 6, Principal Risks.

(a) Line of Credit   Consistent with its principal investment strategies, the PIMCO All Asset All Authority Fund (the “AAAA” Fund) has entered into an amended and restated secured credit agreement with State Street Bank & Trust Company and other commercial banks for investment purposes subject to the limitations of the 1940 Act. State Street Bank & Trust Company serves as both a bank and as an agent for the other banks that are parties to the agreement. All of the AAAA Fund’s securities are pledged as collateral under the agreement.

As of September 30, 2016, the credit agreement comprises both revolving and term-loan tranches. The commitment amount of the credit agreement is $3,300,000,000. The AAAA Fund pays financing charges based on a combination of LIBOR-based variable plus a credit spread. The AAAA Fund also pays a fee of 0.15% per annum on the unused commitment amounts of the revolving line of credit. The commitment outstanding under the revolving and term-loan tranches are:

Tranches	Commitment Outstanding (in thousands)	Termination date
2 Year Term	825,000	9/26/2018
1 Year, Monthly Revolving	825,000	3/27/2017
1 Year, Monthly Revolving	1,650,000	9/25/2017

Borrowings outstanding as of September 30, 2016 are disclosed as payable for line of credit on the Statements of Assets and Liabilities. Commitment, upfront and interest fees paid by the AAAA Fund in relation to the borrowings are disclosed as part of interest expense in the Statements of Operations.

The AAAA Fund’s borrowing activity under the agreement for the period ended September 30, 2016 was as follows (in thousands):

Average Outstanding Principal	Average Weighted Rate of Interest	Interest	Commitment Fees and Upfront Fees	Outstanding Principal as of September 30, 2016
$3,042,240	1.38%	$21,360	$2,551	$3,300,000

(b) Repurchase Agreements  Certain Funds (and certain Underlying PIMCO Funds) may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held by the Fund’s (or Underlying PIMCO Fund’s) custodian or designated subcustodians under tri-party repurchase agreements, and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	47

Notes to Financial Statements (Cont.)

accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund (or Underlying PIMCO Fund) may pay a fee for the receipt of collateral, which may result in interest expense to the Fund (or Underlying PIMCO Fund).

6. PRINCIPAL RISKS

In the normal course of business, the Funds (or Underlying PIMCO Funds) trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Investments in Mutual Funds To the extent that certain Funds invest substantially all of their respective assets in Underlying PIMCO Funds, the risks associated with investing in these Funds will be closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds. The ability of the Funds to achieve their respective investment objectives may depend upon the ability of the Underlying PIMCO Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Underlying PIMCO Fund will be achieved. The NAV of each Fund will fluctuate in response to changes in the respective NAV of the Underlying PIMCO Funds in which it invests. The extent to which the investment performance and risks associated with the Funds correlate to those of a particular Underlying PIMCO Fund will depend upon the extent to which the assets of the Funds are allocated from time to time for investment in the Underlying PIMCO Funds, which will vary. Investing in Underlying PIMCO Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying PIMCO Funds.

Certain Fund’s investment performance depends upon how each Fund’s assets are allocated and reallocated according to each Fund’s asset allocation targets and ranges. A principal risk of investing in each Fund is that the Funds’ asset allocation sub-adviser will make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser attempts to identify investment allocations for the Underlying PIMCO Funds that will provide consistent, quality performance for the Funds, but there is no guarantee that such allocation techniques will produce the desired results.

Market Risks A Fund’s (or Underlying PIMCO Funds’) investments in financial derivative instruments and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign (non U.S.) currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by a Fund (or Underlying PIMCO Funds) will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund (or Underlying PIMCO Funds) is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Fund (or Underlying Funds) may lose money if these changes are not anticipated by the Fund’s (or Underlying Funds’) management. A Fund (or Underlying PIMCO Funds) may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

48	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

(Unaudited)

September 30, 2016

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). At present, the U.S. and many parts of the world, including certain European countries, are at or near historically low interest rates. The Funds may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Fund (or Underlying PIMCO Funds) to lose value. If a Fund (or Underlying PIMCO Funds) lost enough value, the Fund (or Underlying PIMCO Funds) could face increased shareholder redemptions, which could force the Fund (or Underlying PIMCO Funds) to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Fund (or Underlying PIMCO Funds). Also, the Fund may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Fund in the same manner as a high volume of redemption requests. Large shareholder transactions may impact the Fund’s liquidity and net asset value. Such transactions may also increase the Fund’s transaction costs or otherwise cause the Fund to perform differently than intended. Moreover, the Fund is subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder.

To the extent that a Fund (or Underlying PIMCO Funds) may invest in securities and instruments that are economically tied to Russia, the Fund (or Underlying PIMCO Funds) is subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact a Fund’s (or Underlying PIMCO Funds’) performance and/or ability to achieve its investment objective. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If a Fund (or Underlying PIMCO Funds) invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	49

Notes to Financial Statements (Cont.)

those currencies will decline in value relative to the base currency of the Fund (or Underlying PIMCO Funds), or, in the case of hedging positions, that the Fund’s (or Underlying PIMCO Funds’) base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s (or Underlying PIMCO Funds’) investments in foreign currency-denominated securities may reduce the Fund’s (or Underlying PIMCO Funds’) returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

A Fund’s (or Underlying PIMCO Funds’) investments in commodity-linked financial derivative instruments may subject the Fund (or Underlying PIMCO Funds) to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  A Fund (or Underlying PIMCO Funds) will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund (or Underlying PIMCO Funds) minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the creditworthiness of the Fund’s clearing broker, or the clearinghouse itself, rather than to a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Fund. A Fund (or Underlying PIMCO Funds) could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

50	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

(Unaudited)

September 30, 2016

Similar to credit risk, a Fund (or Underlying PIMCO Funds) may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund (or Underlying PIMCO Funds) has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Funds (or Underlying PIMCO Funds) through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to a Fund (or Underlying PIMCO Funds) exceed a predetermined threshold, such counterparty shall advance collateral to the Fund (or Underlying PIMCO Funds) in the form of cash or securities equal in value to the unpaid amount owed to the Fund (or Underlying PIMCO Funds). A Fund (or Underlying PIMCO Funds) may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund (or Underlying PIMCO Funds) subsequently decreases, the Fund (or Underlying PIMCO Funds) would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund (or Underlying PIMCO Funds) has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	51

Notes to Financial Statements (Cont.)

received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

52	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

(Unaudited)

September 30, 2016

7. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at an annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee		Supervisory and Administrative Fee
Fund Name	All Classes		Institutional Class	Class P	Administrative Class	Class D	Class A	Class C	Class R
PIMCO All Asset Fund	0.175%	(1)	0.05%	0.15%	0.05%	0.20%	0.30%	0.30%	0.30%
PIMCO All Asset All Authority Fund	0.20%	(2)	0.05%	0.15%	N/A	0.20%	0.25%	0.25%	N/A
(1)

PIMCO has contractually agreed, through July 31, 2017, to reduce its Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds (as defined herein). PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

(2)

PIMCO has contractually agreed, through July 31, 2017, to reduce its Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.69% of the total assets invested in Underlying PIMCO Funds (as defined herein). PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	53

Notes to Financial Statements (Cont.)

the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of each Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, a Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A
All Funds	—	0.25%
Class C
All Funds	0.75%	0.25%
Class R
All Funds	0.25%	0.25%

	Distribution and/or Servicing Fee
Administrative Class and Class D
All Funds	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund. For the period ended September 30, 2016, the Distributor retained $3,410,859 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by

54	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

(Unaudited)

September 30, 2016

the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $145,000, plus $15,000 for each Board meeting attended in person, $750 ($2,000 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000, the valuation oversight committee lead receives an additional annual retainer of $8,500 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional annual retainer of $4,250) and the governance committee chair receives an additional annual retainer of $2,250. The Lead Independent Trustee receives an annual retainer of $13,000.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets except PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses  The Underlying PIMCO Fund expenses for the Funds are based upon an allocation of a Fund’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying PIMCO Funds. Underlying PIMCO Fund expenses incurred by a Fund will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of a Fund’s assets.

PIMCO has contractually agreed, through July 31, 2017, to reduce the PIMCO All Asset Fund’s Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds. PIMCO has contractually agreed, through July 31, 2017, to reduce the AAAA Fund’s Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.69% of the total assets invested in Underlying PIMCO Funds. PIMCO may recoup the PIMCO All Asset and AAAA Funds’ waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limitation of 0.64% and 0.69%, respectively. The recoverable amounts to PIMCO at September 30, 2016 were (amounts in thousands):

	Expiring within
Fund Name	12 months	13 - 24 months	25 - 36 months	Total
PIMCO All Asset Fund	$52,094	$47,879	$32,491	$132,464
PIMCO All Asset All Authority Fund	25,349	16,562	8,182	50,093

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	55

Notes to Financial Statements (Cont.)

The waivers are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. During the period ended September 30, 2016, the Funds below waived the following fees (amounts in thousands):

Fund Name	Waived Fees
PIMCO All Asset Fund	$15,090
PIMCO All Asset All Authority Fund	3,844

8. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 7, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

9. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

10. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2016, were as follows (amounts in thousands†):

	U S Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO All Asset Fund	$0	$0	$5,776,293	$7,322,819
PIMCO All Asset All Authority Fund	0	0	3,230,237	3,829,073
†	A zero balance may reflect actual amounts rounding to less than one thousand.

56	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

(Unaudited)

September 30, 2016

11. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO All Asset Fund				PIMCO All Asset All Authority Fund
	Six Months Ended 09/30/2016		Year Ended 03/31/2016		Six Months Ended 09/30/2016		Year Ended 03/31/2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	98,500	$1,093,043	234,204	$2,551,228	43,961	$367,855	175,755	$1,488,292
Class P	6,849	76,261	22,263	240,559	11,761	98,563	33,711	283,944
Administrative Class	2,989	32,839	4,165	45,557	0	0	0	0
Class D	2,830	31,619	8,565	93,833	3,721	30,948	12,192	101,334
Class A	3,185	35,362	11,755	125,862	3,302	27,747	13,493	111,624
Class C	1,284	14,178	5,106	54,685	1,870	15,671	6,282	52,036
Class R	588	6,484	893	9,582	0	0	0	0

Issued as reinvestment of distributions
Institutional Class	13,110	143,913	65,640	696,545	5,824	48,350	45,006	362,737
Class P	340	3,739	1,942	20,788	609	5,060	5,585	45,350
Administrative Class	200	2,194	945	10,095	0	0	0	0
Class D	222	2,443	1,404	14,983	230	1,901	2,344	18,911
Class A	470	5,160	2,694	28,701	450	3,733	4,643	37,468
Class C	235	2,569	1,942	20,559	291	2,412	4,647	37,349
Class R	44	476	254	2,679	0	0	0	0

Cost of shares redeemed
Institutional Class	(244,976)	(2,716,650)	(888,388)	(9,537,503)	(122,114)	(1,023,222)	(691,249)	(5,721,688)
Class P	(7,554)	(83,562)	(79,409)	(858,630)	(18,855)	(157,314)	(212,086)	(1,781,284)
Administrative Class	(3,842)	(42,636)	(19,386)	(216,132)	0	0	0	0
Class D	(4,832)	(53,191)	(37,854)	(406,858)	(6,040)	(50,323)	(62,426)	(521,402)
Class A	(9,771)	(108,042)	(59,466)	(642,044)	(14,513)	(120,966)	(98,834)	(826,268)
Class C	(9,235)	(101,663)	(54,611)	(589,572)	(16,447)	(137,276)	(105,947)	(890,805)
Class R	(1,031)	(11,381)	(3,670)	(39,472)	0	0	0	0
Net increase (decrease) resulting from Fund share transactions	(150,395)	$(1,666,845)	(781,012)	$(8,374,555)	(105,950)	$(886,861)	(866,884)	$(7,202,402)
†	A zero balance may reflect actual amounts rounding to less than one thousand.

12. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a non-public investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	57

Notes to Financial Statements (Cont.)

The Wells process provides PIMCO with the opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Fund or on PIMCO’s ability to provide investment management services to any Fund.

The foregoing speaks only as of the date of this report.

13. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of September 30, 2016, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ending in 2013-2015, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Funds, through the Underlying PIMCO Funds, may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Fund must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, each Fund, through the underlying PIMCO Funds, will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through any investments in a subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the

58	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

(Unaudited)

September 30, 2016

tax treatment of commodity-linked notes, other commodity-linked derivatives, and a Fund’s investments in a subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its Prospectus.

The IRS recently issued proposed regulations that, if finalized, would generally treat an Underlying PIMCO Fund’s income inclusion with respect to a subsidiary as qualifying income only if there is a distribution out of the earnings and profits of the subsidiary that are attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final.

The IRS also recently issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act.

If, during a taxable year, an Underlying PIMCO Fund Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Underlying PIMCO Fund as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Underlying PIMCO Fund as income for Federal income tax purposes.

As of March 31, 2016, the Funds had accumulated capital losses expiring in the following years (amounts in thousands†). The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

	Expiration of Accumulated Capital Losses
	03/31/2017	03/31/2018	03/31/2019
PIMCO All Asset Fund	$0	$798,744	$0
PIMCO All Asset All Authority Fund	0	0	0
†	A zero balance may reflect actual amounts rounding to less than one thousand.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2016, the Funds had the following post-effective capital losses with no expiration (amounts in thousands):

	Short-Term	Long-Term
PIMCO All Asset Fund	$667,054	$871,698
PIMCO All Asset All Authority Fund	1,384,699	2,874,409

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	59

Notes to Financial Statements (Cont.)

(Unaudited)

September 30, 2016

As of September 30, 2016, the aggregate cost and the net unrealized appreciation (depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands):

Fund Name	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation) (1)
PIMCO All Asset Fund	$19,766,180	$693,065	$(1,255,458)	$(562,393)
PIMCO All Asset All Authority Fund	12,948,307	334,076	(1,647,675)	(1,313,599)
(1)	Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

14. SUBSEQUENT EVENTS

Effective October 1, 2016, the supervisory and administrative fee for Class A, Class C and Class R shares of the PIMCO All Asset Fund is decreased by 0.05% to 0.25% causing the Fund’s Total Annual Fund Operating Expenses to decrease.

There were no other subsequent events identified that require recognition or disclosure.

60	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
SSB	State Street Bank and Trust Co.

Currency Abbreviations:
USD (or $)	United States Dollar

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	61

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement and Amended and Restated Sub-Advisory Agreement

At a meeting held on August 15-16, 2016, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2017. The Board also considered and unanimously approved the renewal of the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement” and together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2017. In addition, the Board considered and unanimously approved the renewal of the: (i) Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); and (ii) Amended and Restated Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between PIMCO, on behalf of PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE Fundamental PLUS EMG Fund, PIMCO RAE Fundamental PLUS Fund, PIMCO RAE Fundamental PLUS International Fund, PIMCO RAE Fundamental PLUS Small Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund, PIMCO RAE Worldwide Fundamental Advantage PLUS Fund and PIMCO RAE Worldwide Long/Short PLUS Fund, each a series of the Trust, and Research Affiliates, each for an additional one-year term through August 31, 2017.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Funds, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds, and information about the

62	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

(Unaudited)

fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance information and fee and expense data. The Board received presentations on matters related to the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 15-16, 2016 meeting. The Independent Trustees also conducted a telephonic meeting with counsel to the Trust and the Independent Trustees in advance of the August 15-16, 2016 meeting to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement. In addition, the Independent Trustees requested and received additional information from PIMCO including, but not limited to, information related to profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to investing in information technology and infrastructure supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract, retain and

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	63

Approval of Investment Advisory Contract and Other Agreements (Cont.)

promote qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Funds.

The Trustees considered information they had received about the steps that PIMCO has taken with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the Counterparty Risk Committee, which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees also considered that PIMCO has continued to strengthen the process it uses to assess the financial stability of counterparties with which the Funds do business, to manage collateral and to protect the Funds from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2015, including, but not limited to: continuing enhancement of analytics and technology systems; enhancing data processing and security and development tools and applications; continuing investment in its enterprise risk management function, including PIMCO’s cybersecurity program; building specialized talent in the PIMCO Global Advisory Board and continuing to hire new portfolio managers; continuing to expand the Funds Business Group global operating model; developing a website monitoring application to ensure accurate data content; engaging a third-party to perform an independent assessment of the application utilized for income servicing and enhancing the application to provide portfolio managers with more timely and high quality quarterly reporting; establishing a Fund Treasurer’s Office to provide, among other things, guidance with respect to industry and regulatory initiatives; advancing technology developers in global tax management application; conducting an end-to-end review of State Street IMS, custodian and pricing vendor connectivity in connection with the pricing function; continuing development of Pricing Portal to improve identification and feedback to vendors regarding valuations; continuing extensive pricing vendor due diligence; and partnering with Boston Financial Data Services, Inc. to establish secondary call center and other call center enhancements. The Trustees also considered the Funds’ outflows over recent periods, including whether the decline in the Funds’ assets and the reduction in PIMCO’s total assets under management materially impacted the service quality or resources available to the Funds. The Trustees concluded that there has been no adverse impact to service quality or resource available to the Funds.

64	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

(Unaudited)

Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund and the sub-advisory services provided by Research Affiliates to the PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE Fundamental PLUS EMG Fund, PIMCO RAE Fundamental PLUS Fund, PIMCO RAE Fundamental PLUS International Fund, PIMCO RAE Fundamental PLUS Small Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund, PIMCO RAE Worldwide Fundamental Advantage PLUS Fund and PIMCO RAE Worldwide Long/Short PLUS Fund. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and, in particular, the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement and Sub-Advisory Agreement are likely to continue to benefit the Funds and their shareholders, as applicable.

(b) Other Services: The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended May 31, 2016 and other performance data, as available, over short- and long-term periods ended June 30, 2016 (the “PIMCO Report”) and from Lipper concerning the Funds’ performance, as available, over short- and long-term periods ended May 31, 2016 (the “Lipper Report”).

The Board considered information regarding both the short- and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	65

Approval of Investment Advisory Contract and Other Agreements (Cont.)

Lipper Report, which were provided in advance of the August 15-16, 2016 meeting. The Trustees noted that a majority of the Funds outperformed their respective Lipper medians over the three-, five- and ten-year periods ended June 30, 2016. The Board also noted that, as of June 30, 2016, the Institutional Class of 60%, 63% and 99% of the Funds’ assets (based on Institutional Class performance) outperformed their relative Lipper category median on a net-of-fees basis over the three-, five- and ten-year periods, respectively. In addition, the Board noted that the PIMCO Total Return Fund outperformed its benchmark for three-year periods as measured by monthly performance. The Trustees considered that other classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Funds may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: separate funds based upon maturity or duration; account for the applicable Funds’ hedging strategies; distinguish between enhanced index and actively managed equity strategies; include as many subsets as the Funds offer (i.e., Funds may be placed in a “catch-all” Lipper category to which they do not properly belong); or account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Funds and their so-called peers may not be particularly relevant to the consideration of Fund performance but found the comparative information supported its overall evaluation.

The Trustees noted that a majority of the Funds outperformed their respective benchmark indexes over the five- and ten-year periods ended June 30, 2016. The Board also noted that, as of June 30, 2016, 46%, 53% and 88% of the Funds’ assets (based on Institutional Class performance) outperformed their relative benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board considered that, according to Lipper, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net-of-fees basis over certain short- and long-term periods. The Board discussed with PIMCO the reasons for the underperformance of these Funds over short- and long-term periods. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward. In addition, the Board considered PIMCO’s proposal to reduce the supervisory and administrative fees for certain share classes for the PIMCO All Asset Fund, PIMCO CommoditiesPLUS® Strategy Fund, PIMCO Emerging Local Bond Fund, PIMCO Global Multi-Asset Fund, PIMCO Long-Term U.S. Government Fund and the PIMCO RealPath™ Funds effective October 1, 2016, and that PIMCO is continuing fee waivers for certain Funds.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the management of a number of factors, including: varying maturities; prepayments; collateral management; counterparty management; pay-downs; credit and corporate events; workouts; derivatives; net new issuance in the bond market and extensive research for new issuances; and decreased market maker inventory levels. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages, including the Funds. Despite these challenges, the Board noted PIMCO’s ability

66	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

(Unaudited)

to generate “alpha” (i.e., non-market correlated excess performance) for its clients over time, including the Trust.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds to scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Fund returns to current and potential investors. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors. The Board considered that fund pricing generally is not driven by comparison to passively-managed products. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers reductions where appropriate, and noted in particular, the proposed reduction in supervisory and administrative fees for certain share classes for the PIMCO All Asset Fund, PIMCO CommoditiesPLUS® Strategy Fund, PIMCO Emerging Local Bond Fund, PIMCO Global Multi-Asset Fund, PIMCO Long-Term U.S. Government Fund and the PIMCO RealPath™ Funds effective October 1, 2016.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. In addition, the Board noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Funds in their respective wholly-owned subsidiaries.

The Board also reviewed data comparing the Funds’ advisory fees to the standard and negotiated fee rates PIMCO charges to separate accounts and sub-advised clients with similar investment strategies. The Board noted that advisory fees for most Funds were similar to the fee rates charged to separate account strategies with the same investment strategies as the Funds. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, the manner in which similar portfolios may be

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	67

Approval of Investment Advisory Contract and Other Agreements (Cont.)

managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor. In considering the fees paid by the Funds, the Board noted that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board also considered that as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels even if the Funds’ operating costs rise when assets remain flat or decrease. The Board considered that the Funds’ unified fee structure meant that fees were not impacted by recent outflows in certain Funds, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs are passed through to a smaller asset base. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Funds and classes. The Board noted that, with few exceptions, PIMCO has generally maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO those Funds and/or classes of

68	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

(Unaudited)

Funds that had above median total expenses. The Board noted that several Funds launched in recent years have been unique products that have few peers, if any, and cannot easily be grouped with comparable funds. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by Lipper, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Fund, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole, as well as the resulting level of profits to PIMCO, noting that those results were lower than the prior year due to declines in PIMCO’s revenue as a result of recent outflows and slower declines in PIMCO’s expenses. To the extent applicable, the Board also reviewed information regarding the portion of a Fund’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Fund. Additionally, the Board noted that profit margins with respect to the Funds were within the ranges of publicly held investment management companies reported by Lipper and Strategic Insight (an independent provider of fund industry research). The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, information security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Funds and their shareholders in a number of ways, including through the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. The Board reviewed the history of the Funds’ fee structure, noting that the unified fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Fund at specified levels for a period of time to make the Funds attractive to an institutional shareholder base. The Board noted that additional Funds and share classes have been launched on that institutional platform, which has meant that many of the Funds have traditionally had lower fees than many competitors. In considering the advisory fees paid by the Funds, the Board also noted that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception,

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	69

Approval of Investment Advisory Contract and Other Agreements (Cont.)

had been held steady at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed unified fees even if the particular Fund’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees noted, for example, that the Total Return Fund, which experienced significant outflows in 2014 and 2015, could have seen increases in effective fee rates and total expense ratios if its fee schedule had featured breakpoints or if it did not have a unified fee structure. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and each of the Funds, to the benefit of their respective shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO and Research Affiliates supported the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received

70	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

(Unaudited)

reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements, and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement and the Sub-Advisory Agreement, and that the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement was in the best interests of the Funds and their shareholders.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	71

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF4010SAR_093016

PIMCO Funds

Semiannual Report

September 30, 2016

PIMCO CommodityRealReturn Strategy Fund®

Share Classes

■	Institutional
■	P
■	Administrative
■	D
■	A
■	C
■	R

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

On the following pages of this PIMCO Funds Semiannual Report, which covers the six-month reporting period ended September 30, 2016, please find specific details regarding investment performance and a discussion of factors that most affected performance over the reporting period.

PIMCO announced on July 19, 2016 that the firm’s Managing Directors have selected Emmanuel (Manny) Roman as PIMCO’s next Chief Executive Officer effective November 1, 2016, and PIMCO’s former CEO Douglas Hodge assumed a new role as Managing Director and Senior Advisor effective on the same date.

The announcement of Mr. Roman as PIMCO’s CEO was the culmination of a process undertaken by the firm to hire a senior executive who would add leadership and strategic insights combined with a deep appreciation of PIMCO’s diversified global businesses, investment process and focus on superior investment performance and client-service. Mr. Roman’s appointment has the full support of the firm’s leadership including Mr. Hodge, PIMCO’s President Jay Jacobs, the firm’s Executive Committee and its Managing Directors. Mr. Roman has nearly 30 years of experience in the investment industry, with expertise in fixed income and proven executive leadership, most recently as CEO of Man Group PLC, one of the world’s largest publicly-traded alternative asset managers and a leader in liquid, high-alpha investment strategies.

Financial market highlights of the six-month reporting period include:

■

The unexpected outcome of the U.K. referendum in June 2016 dominated headlines and market movements during the first half of the reporting period. Departing from the trend prevalent for the first two months of the period, volatility rose in June as sovereign yields rallied significantly while risk assets generally underperformed. Still, the fundamental backdrop remained mostly intact and expectations for further central bank easing helped anchor risk appetite. Steadier commodity prices and fiscal stimulus in China helped bolster market sentiment, even as central banks remained on hold ahead of the Brexit referendum. Softer-than-expected employment data in the U.S. pushed market expectations for the next Federal Reserve (“Fed’) interest rate hike further out into the future.

■

During the second half of the reporting period, markets generally shook off the surprising result of the Brexit referendum, along with a host of political developments including new leadership in the U.K. and Brazil, a coup attempt in Turkey, and an increasingly acrimonious presidential race in the U.S. In this environment, volatility generally remained low and risk assets rallied. Central banks featured prominently in the headlines as monetary policy concerns (in particular, the longevity of central bank support) lingered beneath the seemingly benign market environment. The Bank of Japan’s “comprehensive review,” inaction by the European Central Bank (“ECB”), and the Fed’s solidifying path towards a potential interest rate increase in December 2016 all contributed to sovereign yields generally rising during this period. Still, equities moved higher (U.S. stock indices set record highs), credit spreads tightened, and emerging market assets continued to gain.

2	PIMCO COMMODITYREALRETURN STRATEGY FUND®

■

U.S. Treasury yields between 1-month through 3-years generally rose, but 2-year yields were flat. The rise in Libor and the potential for a year-end interest rate increase by the Fed caused shorter-term U.S. Treasury yields to rise over the reporting period. In contrast, the growth of negative yielding sovereign and corporate debt in certain global regions and investor fears of slowing global growth led to a flight-to-quality in intermediate- to long-term U.S. Treasuries, where yields generally declined. The yield on the benchmark ten-year U.S. Treasury note was 1.60% at the end of the reporting period, compared with 1.78% on March 31, 2016 (the end of the previous reporting period). U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned 1.81% over the reporting period. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned 2.68% over the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Bloomberg Barclays U.S. TIPS Index, returned 2.69% over the reporting period. Real interest rates generally declined over the reporting period on risk-off sentiment surrounding the U.K. referendum. Breakeven inflation dropped in the first part of the period as demand for nominal U.S. Treasuries outpaced that of U.S. TIPS, but meaningfully recovered in the last half of the period due to the rally in oil and stronger inflation prints.

■

Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, returned 8.42% over the reporting period. The rebound in commodities was led by the energy sector, which saw choppy price movements for most of the first half of the period before rebounding in the second half of the period on the back of OPEC talks of a potential production cut at their November 2016 meeting and constructive inventory data. Agriculture commodities were mixed over the period, while precious metals posted positive returns on flight-to-quality demand amidst uncertainty surrounding Brexit.

■

Agency mortgage-backed securities (“MBS”), as represented by the Bloomberg Barclays U.S. MBS Fixed Rate Index, returned 1.72% over the reporting period. Agency MBS modestly outperformed like-duration U.S. Treasuries despite heavy issuance, amid continued Fed reinvestment activity and strong demand from banks and overseas investors. Non-Agency MBS returns were also positive amid limited new supply, a recovering residential real estate market and favorable representation and warranty settlement developments.

■

The U.S. investment grade credit market, as represented by the Bloomberg Barclays U.S. Credit Index, returned 4.76% over the reporting period. Investment grade credit spreads tightened during the period given continued accommodative monetary policy action from global central banks and a positive technical backdrop. The high yield bond market, as represented by the BofA Merrill Lynch U.S. High Yield Index, returned 11.69% over the reporting period, due to the strong recovery experienced by commodity companies and triple-C credits.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	3

Chairman’s Letter (Cont.)

■

Tax-exempt municipal bonds, as represented by the Bloomberg Barclays Municipal Bond Index, returned 2.30% over the reporting period. Positive returns were supported by persistent demand for tax-exempt income, as flows into municipal bond mutual funds helped absorb elevated new issue volume. Credit spreads tightened and the high yield municipal bond segment outperformed, driven by a rally in both tobacco and Puerto Rico domiciled securities. Puerto Rico’s relief rally was attributed to U.S. Congress passing legislation that appointed a federal oversight board and which may provide a framework for the restructuring of the island’s $70 billion debt complex.

■

Emerging market (“EM”) debt sectors were lifted by a combination of global drivers, including improving economic fundamentals, a growing appetite for risk assets and strong inflows into the asset class. Despite headwinds from the slowdown in China’s economy, returns were buoyed by the Fed’s slower tightening cycle and stable global commodity prices. In addition, political developments added a layer of idiosyncratic drivers to returns. EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 9.34% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 5.46% over the reporting period.

■

Global equities, including developed market and emerging market, generally posted positive returns as a result of renewed investor risk appetite and supportive global central bank policies. U.S. equities, as represented by the S&P 500 Index, returned 6.40% over the reporting period. Global equities, as represented by the MSCI World Index, returned 5.92% over the reporting period. EM equities, as measured by the MSCI Emerging Markets Index, returned 9.75% over the reporting period.

Thank you for the assets you have placed with us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Funds November 22, 2016

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO COMMODITYREALRETURN STRATEGY FUND®

Important Information About the PIMCO CommodityRealReturn Strategy Fund®

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

The PIMCO CommodityRealReturn Strategy Fund® is intended for long-term investors and an investment in the Fund should be no more than a small part of a typical diversified portfolio. The Fund’s share price is expected to be more volatile than that of other funds. The Fund may invest directly or indirectly (through investment in a wholly-owned subsidiary) in commodity-linked derivative instruments and/or notes which may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments and/or notes may be affected by overall market movements, and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, and international economic, political or regulatory developments.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

If the Fund estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. To determine the sources of the Fund’s distributions, the Fund references its accounting records at the time the distribution is paid. If, based on such accounting records, a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally will not be issued. It is important to note that differences exist between the Fund’s accounting entries maintained on a day-to-day basis, the Fund’s financial statements presented in accordance with U.S. GAAP, and accounting practices under income tax regulations. Examples of such differences may include the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	5

Important Information About the PIMCO CommodityRealReturn Strategy Fund® (Cont.)

payments under interest rate swap contracts. The Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders each January.

The Fund may be subject to various risks as described in the Fund’s prospectus. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, management risk, tax risk, subsidiary risk and short sale risk. A complete description of these and other risks is contained in the Fund’s prospectus.

The Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Fund may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to a Fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Fund. Certain derivative transactions may have a leveraging effect on the Fund. For example, a small investment in a derivative instrument may have a significant impact on the Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Fund. The Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. The Fund may invest a significant portion of its assets in these types of instruments. If it does, the Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that the Fund will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

6	PIMCO COMMODITYREALRETURN STRATEGY FUND®

Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first (i) 18 months after purchase for purchases made prior to August 10, 2015 and (ii) 12 months after purchase for purchases made on or after August 10, 2015. The Cumulative Returns chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, Class P, and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C, and Class D shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against a broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. The benchmark index and Lipper Average do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class C	Class R	Diversification Status
PIMCO CommodityRealReturn Strategy Fund®	06/28/02	06/28/02	04/30/08	02/14/03	11/29/02	11/29/02	11/29/02	03/12/10	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	7

Important Information About the PIMCO CommodityRealReturn Strategy Fund® (Cont.)

and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

PIMCO Funds files a complete schedule of the Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of the Fund’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Fund’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

8	PIMCO COMMODITYREALRETURN STRATEGY FUND®

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	9

PIMCO CommodityRealReturn Strategy Fund®

Cumulative Returns Through September 30, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended September 30, 2016
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (06/28/02)
PIMCO CommodityRealReturn Strategy Fund® Institutional Class	10.03%	(0.03)%	(8.97)%	(3.43)%	2.94%
PIMCO CommodityRealReturn Strategy Fund® Class P	10.00%	(0.11)%	(9.05)%	(3.51)%	2.84%
PIMCO CommodityRealReturn Strategy Fund® Administrative Class	9.88%	(0.24)%	(9.18)%	(3.66)%	2.68%
PIMCO CommodityRealReturn Strategy Fund® Class D	9.68%	(0.50)%	(9.38)%	(3.89)%	2.44%
PIMCO CommodityRealReturn Strategy Fund® Class A	9.87%	(0.50)%	(9.37)%	(3.88)%	2.44%
PIMCO CommodityRealReturn Strategy Fund® Class A (adjusted)	3.75%	(5.95)%	(10.38)%	(4.43)%	2.04%
PIMCO CommodityRealReturn Strategy Fund® Class C	9.27%	(1.25)%	(10.05)%	(4.61)%	1.68%
PIMCO CommodityRealReturn Strategy Fund® Class C (adjusted)	8.27%	(2.22)%	(10.05)%	(4.61)%	1.68%
PIMCO CommodityRealReturn Strategy Fund® Class R	9.61%	(0.83)%	(9.62)%	(4.25)%	1.99%
Bloomberg Commodity Index Total Return	8.42%	(2.58)%	(9.37)%	(5.33)%	0.19%
Lipper Commodities General Funds Average	7.69%	(0.98)%	(9.21)%	(5.79)%	2.94%♦

All Fund returns are net of fees and expenses.

* Cumulative return.

♦ Average annual total return since 06/30/2002.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Institutional Class, Class P, Administrative Class, Class D, Class A, Class C, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Institutional Class, Class P, Administrative Class, Class D, Class A, Class C, and Class R shares, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented, are 1.08% for Institutional Class shares, 1.18% for Class P shares, 1.33% for Administrative Class shares, 1.53% for Class D shares, 1.53% for Class A shares, 2.28% for Class C shares, and 1.78% for Class R shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

10	PIMCO COMMODITYREALRETURN STRATEGY FUND®

Institutional Class - PCRIX	Class P - PCRPX	Administrative Class - PCRRX	Class D - PCRDX
Class A - PCRAX	Class C - PCRCX	Class R - PCSRX

Allocation Breakdown as of 09/30/2016†§

U.S. Treasury Obligations	73.1%
Sovereign Issues	9.4%
Short-Term Instruments‡	5.9%
U.S. Government Agencies	4.5%
Corporate Bonds & Notes	3.5%
Other	3.6%

†	% of Investments, at value.
‡	Includes Central Funds used for Cash Management Purposes.
§	Allocation Breakdown and % of Investments exclude securities sold short and financial derivative instruments, if any.

Investment Objective and Strategy Overview

PIMCO CommodityRealReturn Strategy Fund® seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. “Real Return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. The Fund invests in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures and options on futures that provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities. Commodities are assets that have tangible properties, such as oil, metals, and agricultural products. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	Exposure to commodities contributed to absolute performance, as commodities posted gains.

»	Exposure to U.K. index-linked gilts benefited relative performance, as real yields fell.

»	Exposure to residential mortgage-backed securities benefited relative performance, as these securities posted positive returns.
»	Exposure to U.S. corporate credit within the financial sector benefited relative performance, as these securities posted positive returns.

»	An underweight to U.S. nominal duration concentrated in longer-term maturities detracted from relative performance, as longer-term yields fell.

»	An underweight to U.K. nominal duration detracted from relative performance, as yields fell.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	11

Expense Example PIMCO CommodityRealReturn Strategy Fund® (Consolidated)

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for the Fund and share classes is from April 1, 2016 to September 30, 2016 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these rows, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/16)	Ending Account Value (09/30/16)	Expenses Paid During Period *	Beginning Account Value (04/01/16)	Ending Account Value (09/30/16)	Expenses Paid During Period *	Net Annualized Expense Ratio **
Institutional Class	$1,000.00	$1,100.30	$4.90	$1,000.00	$1,020.68	$4.71	0.92%
Class P	1,000.00	1,100.00	5.43	1,000.00	1,020.17	5.22	1.02
Administrative Class	1,000.00	1,098.80	6.22	1,000.00	1,019.41	5.99	1.17
Class D	1,000.00	1,096.80	7.28	1,000.00	1,018.40	7.01	1.37
Class A	1,000.00	1,098.70	7.29	1,000.00	1,018.40	7.01	1.37
Class C	1,000.00	1,092.70	11.24	1,000.00	1,014.60	10.82	2.12
Class R	1,000.00	1,096.10	8.61	1,000.00	1,017.13	8.28	1.62

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Note 9 in the Notes to Financial Statements.

12	PIMCO COMMODITYREALRETURN STRATEGY FUND®

Benchmark Descriptions

Index*	Description

Bloomberg Commodity Index Total Return	Bloomberg Commodity Index Total Return is an unmanaged index composed of futures contracts on 20 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class.

*	It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	13

Financial Highlights PIMCO CommodityRealReturn Strategy Fund® (Consolidated)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total
Institutional Class
04/01/2016 - 09/30/2016+	$6.42	$0.12	$0.52	$0.64	$(0.05)	$0.00	$0.00	$(0.05)
03/31/2016~	8.50	0.16	(1.91)	(1.75)	(0.33)	0.00	0.00	(0.33)
03/31/2015~	11.82	(0.02)	(3.26)	(3.28)	(0.04)	0.00	0.00	(0.04)
03/31/2014~	13.14	0.10	(1.14)	(1.04)	(0.04)	(0.18)	(0.06)	(0.28)
03/31/2013~	13.38	0.10	0.10	0.20	(0.30)	(0.14)	0.00	(0.44)
03/31/2012~	19.38	0.30	(2.34)	(2.04)	(3.60)	(0.36)	0.00	(3.96)
Class P
04/01/2016 - 09/30/2016+	$6.40	$0.12	$0.52	$0.64	$(0.05)	$0.00	$0.00	$(0.05)
03/31/2016~	8.48	0.15	(1.90)	(1.75)	(0.33)	0.00	0.00	(0.33)
03/31/2015~	11.78	(0.02)	(3.24)	(3.26)	(0.04)	0.00	0.00	(0.04)
03/31/2014~	13.12	0.08	(1.14)	(1.06)	(0.04)	(0.18)	(0.06)	(0.28)
03/31/2013~	13.36	0.06	0.12	0.18	(0.28)	(0.14)	0.00	(0.42)
03/31/2012~	19.36	0.30	(2.36)	(2.06)	(3.58)	(0.36)	0.00	(3.94)
Administrative Class
04/01/2016 - 09/30/2016+	$6.31	$0.11	$0.51	$0.62	$(0.04)	$0.00	$0.00	$(0.04)
03/31/2016~	8.36	0.11	(1.84)	(1.73)	(0.32)	0.00	0.00	(0.32)
03/31/2015~	11.64	(0.06)	(3.18)	(3.24)	(0.04)	0.00	0.00	(0.04)
03/31/2014~	12.96	0.08	(1.14)	(1.06)	(0.02)	(0.18)	(0.06)	(0.26)
03/31/2013~	13.18	0.04	0.12	0.16	(0.24)	(0.14)	0.00	(0.38)
03/31/2012~	19.16	0.30	(2.38)	(2.08)	(3.54)	(0.36)	0.00	(3.90)
Class D
04/01/2016 - 09/30/2016+	$6.30	$0.10	$0.51	$0.61	$(0.04)	$0.00	$0.00	$(0.04)
03/31/2016~	8.36	0.11	(1.86)	(1.75)	(0.31)	0.00	0.00	(0.31)
03/31/2015~	11.64	(0.04)	(3.22)	(3.26)	(0.02)	0.00	0.00	(0.02)
03/31/2014~	12.98	0.04	(1.12)	(1.08)	(0.02)	(0.18)	(0.06)	(0.26)
03/31/2013~	13.16	0.04	0.08	0.12	(0.16)	(0.14)	0.00	(0.30)
03/31/2012~	19.12	0.24	(2.32)	(2.08)	(3.52)	(0.36)	0.00	(3.88)
Class A
04/01/2016 - 09/30/2016+	$6.28	$0.10	$0.52	$0.62	$(0.04)	$0.00	$0.00	$(0.04)
03/31/2016~	8.34	0.11	(1.86)	(1.75)	(0.31)	0.00	0.00	(0.31)
03/31/2015~	11.62	(0.02)	(3.24)	(3.26)	(0.02)	0.00	0.00	(0.02)
03/31/2014~	12.96	0.04	(1.12)	(1.08)	(0.02)	(0.18)	(0.06)	(0.26)
03/31/2013~	13.12	0.06	0.08	0.14	(0.16)	(0.14)	0.00	(0.30)
03/31/2012~	19.08	0.24	(2.32)	(2.08)	(3.52)	(0.36)	0.00	(3.88)

14	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$7.01	10.03%	$5,217,506	0.92	%*	1.08	%*	0.74	%*	0.90	%*	3.39	%*	79%
6.42	(20.32)	4,073,061	0.93		1.08		0.74		0.89		2.07		111
8.50	(27.79)	7,735,400	0.79		0.94		0.74		0.89		(0.24)		123
11.82	(7.76)	10,213,578	0.76		0.90		0.74		0.88		0.77		49
13.14	1.46	13,990,917	0.78		0.91		0.74		0.87		0.81		57
13.38	(10.98)	15,351,385	0.77		0.90		0.74		0.87		1.80		177

$6.99	10.00%	$533,940	1.02	%*	1.18	%*	0.84	%*	1.00	%*	3.33	%*	79%
6.40	(20.42)	524,203	1.03		1.18		0.84		0.99		1.96		111
8.48	(27.75)	968,672	0.89		1.04		0.84		0.99		(0.25)		123
11.78	(7.97)	1,475,090	0.86		1.00		0.84		0.98		0.75		49
13.12	1.37	2,165,674	0.88		1.01		0.84		0.97		0.47		57
13.36	(11.10)	1,320,378	0.87		1.00		0.84		0.97		1.80		177

$6.89	9.88%	$108,479	1.17	%*	1.33	%*	0.99	%*	1.15	%*	3.09	%*	79%
6.31	(20.43)	162,090	1.18		1.33		0.99		1.14		1.55		111
8.36	(27.97)	211,832	1.04		1.19		0.99		1.14		(0.54)		123
11.64	(7.99)	279,586	1.01		1.15		0.99		1.13		0.66		49
12.96	1.18	608,202	1.03		1.16		0.99		1.12		0.34		57
13.18	(11.25)	418,468	1.02		1.15		0.99		1.12		1.80		177

$6.87	9.68%	$299,803	1.37	%*	1.53	%*	1.19	%*	1.35	%*	2.98	%*	79%
6.30	(20.69)	281,238	1.38		1.53		1.19		1.34		1.52		111
8.36	(28.03)	420,617	1.24		1.39		1.19		1.34		(0.48)		123
11.64	(8.21)	679,119	1.21		1.35		1.19		1.33		0.37		49
12.98	0.97	1,059,015	1.23		1.36		1.19		1.32		0.33		57
13.16	(11.32)	1,086,195	1.22	(c)	1.35	(c)	1.19	(c)	1.32	(c)	1.45		177

$6.86	9.87%	$316,164	1.37	%*	1.53	%*	1.19	%*	1.35	%*	2.98	%*	79%
6.28	(20.74)	311,023	1.38		1.53		1.19		1.34		1.48		111
8.34	(28.12)	465,278	1.24		1.39		1.19		1.34		(0.24)		123
11.62	(8.22)	986,197	1.21		1.35		1.19		1.33		0.37		49
12.96	1.02	1,757,498	1.23		1.36		1.19		1.32		0.47		57
13.12	(11.34)	2,264,191	1.22	(c)	1.35	(c)	1.19	(c)	1.32	(c)	1.44		177

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	15

Financial Highlights PIMCO CommodityRealReturn Strategy Fund® (Consolidated) (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total
Class C
04/01/2016 - 09/30/2016+	$6.02	$0.07	$0.49	$0.56	$(0.02)	$0.00	$0.00	$(0.02)
03/31/2016~	8.02	0.06	(1.78)	(1.72)	(0.28)	0.00	0.00	(0.28)
03/31/2015~	11.22	(0.12)	(3.08)	(3.20)	(0.00)^	0.00	0.00	(0.00)^
03/31/2014~	12.60	(0.04)	(1.12)	(1.16)	(0.00)^	(0.18)	(0.04)	(0.22)
03/31/2013~	12.78	(0.04)	0.08	0.04	(0.08)	(0.14)	0.00	(0.22)
03/31/2012~	18.72	0.10	(2.28)	(2.18)	(3.40)	(0.36)	0.00	(3.76)
Class R
04/01/2016 - 09/30/2016+	$6.16	$0.09	$0.50	$0.59	$(0.03)	$0.00	$0.00	$(0.03)
03/31/2016~	8.20	0.07	(1.81)	(1.74)	(0.30)	0.00	0.00	(0.30)
03/31/2015~	11.44	(0.10)	(3.12)	(3.22)	(0.02)	0.00	0.00	(0.02)
03/31/2014~	12.78	(0.02)	(1.06)	(1.08)	(0.04)	(0.18)	(0.04)	(0.26)
03/31/2013~	13.00	(0.04)	0.14	0.10	(0.18)	(0.14)	0.00	(0.32)
03/31/2012~	18.96	0.12	(2.22)	(2.10)	(3.50)	(0.36)	0.00	(3.86)

+	Unaudited
*	Annualized
^	Reflects an amount rounding to less than one cent.
~	A one for two reverse share split, effective August 7, 2015, has been retroactively applied. See Note 13 in the Notes to Financial Statements.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(d) in the Notes to Financial Statements for more information.

(c)	Effective May 1, 2011, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.45%.

16	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$6.56	9.27%	$115,233	2.12	%*	2.28	%*	1.94	%*	2.10	%*	2.23%*	79%
6.02	(21.31)	115,569	2.13		2.28		1.94		2.09		0.87	111
8.02	(28.52)	210,994	1.99		2.14		1.94		2.09		(1.09)	123
11.22	(9.03)	421,498	1.96		2.10		1.94		2.08		(0.34)	49
12.60	0.37	746,739	1.98		2.11		1.94		2.07		(0.37)	57
12.78	(12.11)	896,713	1.97	(c)	2.10	(c)	1.94	(c)	2.07	(c)	0.68	177

$6.72	9.61%	$47,483	1.62	%*	1.78	%*	1.44	%*	1.60	%*	2.76%*	79%
6.16	(20.97)	48,171	1.63		1.78		1.44		1.59		1.03	111
8.20	(28.25)	50,491	1.49		1.64		1.44		1.59		(1.05)	123
11.44	(8.38)	54,824	1.46		1.60		1.44		1.58		(0.20)	49
12.78	0.69	29,625	1.48		1.61		1.44		1.57		(0.28)	57
13.00	(11.54)	11,144	1.47	(c)	1.60	(c)	1.44	(c)	1.57	(c)	0.77	177

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	17

Consolidated Statement of Assets and Liabilities PIMCO CommodityRealReturn Strategy Fund®

(Amounts in thousands, except per share amounts)
Assets:
Investments, at value
Investments in securities*	$8,931,824
Investments in Affiliates	20,444
Financial Derivative Instruments
Exchange-traded or centrally cleared	15,497
Over the counter	238,772
Cash	616
Deposits with counterparty	20,601
Foreign currency, at value	5,859
Receivable for investments sold	21,460
Receivable for investments sold on a delayed-delivery basis	1,600
Receivable for TBA investments sold	59,072
Receivable for Fund shares sold	4,806
Interest and/or dividends receivable	17,948
Dividends receivable from Affiliates	5
Reimbursement receivable from PIMCO	714
Other assets	103
Total Assets	9,339,321

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$1,712,335
Payable for sale-buyback transactions	222,101
Payable for short sales	12,852
Financial Derivative Instruments
Exchange-traded or centrally cleared	8,990
Over the counter	128,145
Payable for investments purchased	2,481
Payable for investments in Affiliates purchased	5
Payable for investments purchased on a delayed-delivery basis	13,456
Payable for TBA investments purchased	407,069
Deposits from counterparty	173,618
Payable for Fund shares redeemed	14,306
Accrued investment advisory fees	3,264
Accrued supervisory and administrative fees	1,793
Accrued distribution fees	173
Accrued servicing fees	103
Other liabilities	22
Total Liabilities	2,700,713

Net Assets	$6,638,608

Net Assets Consist of:
Paid in capital	$6,718,675
Undistributed net investment income	13,119
Accumulated undistributed net realized (loss)	(260,756)
Net unrealized appreciation	167,570
Net Assets	$6,638,608

Cost of investments in securities	$8,819,344
Cost of investments in Affiliates	$20,444
Cost of foreign currency held	$5,872
Proceeds received on short sales	$12,804
Cost or premiums of financial derivative instruments, net	$5,109

* Includes repurchase agreements of:	$171,030

18	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

September 30, 2016 (Unaudited)

Net Assets:
Institutional Class	$5,217,506
Class P	533,940
Administrative Class	108,479
Class D	299,803
Class A	316,164
Class C	115,233
Class R	47,483
Shares Issued and Outstanding:
Institutional Class	744,592
Class P	76,417
Administrative Class	15,753
Class D	43,626
Class A	46,100
Class C	17,560
Class R	7,061
Net Asset Value Per Share Outstanding:
Institutional Class	$7.01
Class P	6.99
Administrative Class	6.89
Class D	6.87
Class A	6.86
Class C	6.56
Class R	6.72

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	19

Consolidated Statement of Operations PIMCO CommodityRealReturn Strategy Fund®

Six Months Ended September 30, 2016 (Unaudited)
(Amounts in thousands)

Investment Income:
Interest	$135,290
Dividends	312
Dividends from Investments in Affiliates	939
Total Income	136,541

Expenses:
Investment advisory fees	19,050
Supervisory and administrative fees	10,440
Distribution and/or servicing fees - Administrative Class	155
Distribution and/or servicing fees - Class D	380
Distribution fees - Class C	453
Distribution fees - Class R	64
Servicing fees - Class A	411
Servicing fees - Class C	151
Servicing fees - Class R	64
Trustee fees	22
Interest expense	5,577
Total Expenses	36,767
Waiver and/or Reimbursement by PIMCO	(5,005)
Net Expenses	31,762

Net Investment Income	104,779

Net Realized Gain (Loss):
Investments in securities	34,506
Investments in Affiliates	404
Exchange-traded or centrally cleared financial derivative instruments	(64,500)
Over the counter financial derivative instruments	338,921
Foreign currency	(2,729)

Net Realized Gain	306,602

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	52,392
Investments in Affiliates	(186)
Exchange-traded or centrally cleared financial derivative instruments	1,492
Over the counter financial derivative instruments	108,059
Foreign currency assets and liabilities	1,846

Net Change in Unrealized Appreciation	163,603

Net Increase in Net Assets Resulting from Operations	$574,984

20	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO CommodityRealReturn Strategy Fund®

(Amounts in thousands)	Six Months Ended September 30, 2016 (Unaudited)	Year Ended March 31, 2016
Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$104,779	$147,343
Net realized gain (loss)	306,602	(1,864,446)
Net change in unrealized appreciation (depreciation)	163,603	(87,860)

Net Increase (Decrease) in Net Assets Resulting from Operations	574,984	(1,804,963)

Distributions to Shareholders:
From net investment income
Institutional Class	(38,471)	(290,317)
Class P	(3,772)	(39,164)
Administrative Class	(661)	(10,411)
Class D	(1,713)	(16,793)
Class A	(1,833)	(19,123)
Class C	(321)	(7,410)
Class R	(233)	(2,494)

Total Distributions(a)	(47,004)	(385,712)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	595,273	(2,357,254)

Total Increase (Decrease) in Net Assets	1,123,253	(4,547,929)

Net Assets:
Beginning of period	5,515,355	10,063,284
End of period*	$6,638,608	$5,515,355

*Including undistributed (overdistributed) net investment income of:	$13,119	$(44,656)

(a)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(d) in the Notes to Financial Statements for more information.

**	See Note 13 in the Notes to Financial Statements.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	21

Consolidated Statement of Cash Flows PIMCO CommodityRealReturn Strategy Fund®

Six Months Ended September 30, 2016 (Unaudited) (Amounts in thousands)
Cash Flows Provided by Operating Activities:
Net increase in net assets resulting from operations	$574,984

Adjustments to Reconcile Net Increase in Net Assets from Operations to Net Cash Provided by Operating Activities:
Purchases of long-term securities	(6,398,186)
Proceeds from sales of long-term securities	5,527,481
Proceeds from sales of short-term portfolio investments, net	416,395
(Increase) in deposits with counterparty	(3,693)
Decrease in receivable for investments sold	45,014
Decrease in interest and/or dividends receivable	2,006
Decrease in dividends receivable from Affiliates	367
Payments on exchange-traded or centrally cleared financial derivative instruments	(73,270)
Proceeds from over the counter financial derivative instruments	327,021
Decrease in reimbursement receivable from PIMCO	171
Decrease in other assets	6
Increase in payable for investments purchased	175,430
Increase in deposits from counterparty	97,205
Increase in accrued investment advisory fees	454
Increase in accrued supervisory and administrative fees	251
(Decrease) in accrued distribution fees	(4)
Increase in accrued servicing fees	3
Proceeds from short sales transactions, net	10,715
Payments on foreign currency transactions	(1,850)
(Decrease) in other liabilities	(21)
Net Realized (Gain) Loss
Investments in securities	(34,506)
Investments in Affiliates	(404)
Exchange-traded or centrally cleared financial derivative instruments	64,500
Over the counter financial derivative instruments	(338,921)
Foreign currency	2,729
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(52,392)
Investments in Affiliates	186
Exchange-traded or centrally cleared financial derivative instruments	(1,492)
Over the counter financial derivative instruments	(108,059)
Foreign currency assets and liabilities	(1,846)
Net amortization (accretion) on investments	7,026
Net cash provided by operating activities	237,300

Cash Flows (Used for) Financing Activities:
Proceeds from shares sold	1,883,362
Payments on shares redeemed	(1,327,891)
Cash dividend paid*	(3,786)
Proceeds from reverse repurchase agreements	11,947,754
Payments on reverse repurchase agreements	(12,947,799)
Proceeds from sale-buyback transactions	1,319,453
Payments on sale-buyback transactions	(1,117,169)
Net cash (used for) financing activities	(246,076)

Net (Decrease) in Cash and Foreign Currency	(8,776)

Cash and Foreign Currency:
Beginning of period	15,251
End of period	$6,475
* Reinvestment of distributions	$43,218

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during period	$6,799

22	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund®

(Unaudited)

September 30, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 134.6%

BANK LOAN OBLIGATIONS 0.0%
Valeant Pharmaceuticals International, Inc.
5.500% due 04/01/2022		$95	$96

Total Bank Loan Obligations (Cost $90)			96

CORPORATE BONDS & NOTES 4.7%

BANKING & FINANCE 3.8%
AerCap Aviation Solutions BV
6.375% due 05/30/2017		300	308
AerCap Ireland Capital Ltd.
4.625% due 10/30/2020		600	631
Ally Financial, Inc.
2.750% due 01/30/2017		100	100
3.250% due 02/13/2018		400	405
3.250% due 11/05/2018		200	202
3.500% due 01/27/2019		400	404
3.600% due 05/21/2018		200	203
4.750% due 09/10/2018		600	622
6.250% due 12/01/2017		100	104
American International Group, Inc.
5.850% due 01/16/2018		3,000	3,166
Ayt Cedulas Cajas Global
0.000% due 02/22/2018	EUR	2,200	2,471
Banca Carige SpA
3.750% due 11/25/2016		4,300	4,854
Bear Stearns Cos. LLC
7.250% due 02/01/2018		$10,700	11,493
BPCE S.A.
4.625% due 07/11/2024		25,100	25,677
BRFkredit A/S
2.000% due 10/01/2017	DKK	19,900	3,073
CIT Group, Inc.
4.250% due 08/15/2017		$1,100	1,122
5.000% due 05/15/2017		100	102
5.250% due 03/15/2018		300	313
Corp. Andina de Fomento
3.950% due 10/15/2021 (c)	MXN	79,094	4,128
Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		$7,000	7,161
General Motors Financial Co., Inc.
2.625% due 07/10/2017		3,400	3,428
Goldman Sachs Group, Inc.
2.050% due 09/15/2020		23,400	23,546
ING Bank NV
2.625% due 12/05/2022		7,600	7,888
International Lease Finance Corp.
6.250% due 05/15/2019		500	543
7.125% due 09/01/2018		3,100	3,391

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.250% due 12/15/2020		$1,900	$2,261
8.875% due 09/01/2017		100	106
Lloyds Bank PLC
1.750% due 05/14/2018		21,150	21,217
National Bank of Greece S.A.
3.875% due 10/07/2016	EUR	1,000	1,123
Navient Corp.
1.253% due 11/01/2016		$700	697
5.500% due 01/15/2019		6,000	6,105
Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2017	DKK	24,300	3,704
2.000% due 10/01/2017		21,200	3,269
Nykredit Realkredit A/S
1.000% due 04/01/2017		21,300	3,240
1.000% due 07/01/2017		20,000	3,049
1.000% due 10/01/2017		97,600	14,932
2.000% due 10/01/2017		18,100	2,794
RCI Banque S.A.
3.500% due 04/03/2018		$2,500	2,571
Realkredit Danmark A/S
1.000% due 01/01/2017	DKK	86,700	13,134
1.000% due 04/01/2017		21,300	3,236
2.000% due 01/01/2017		117,000	17,751
2.000% due 04/01/2017		193,600	29,560
Santander Holdings USA, Inc.
2.275% due 11/24/2017		$7,400	7,467
Springleaf Finance Corp.
5.250% due 12/15/2019		100	102
Synchrony Financial
2.192% due 11/09/2017		1,800	1,813
Toronto-Dominion Bank
2.250% due 03/15/2021		11,200	11,439

			254,905

INDUSTRIALS 0.6%
AbbVie, Inc.
1.800% due 05/14/2018		700	703
AP Moeller - Maersk A/S
2.550% due 09/22/2019		100	101
Celgene Corp.
2.300% due 08/15/2018		500	507
DISH DBS Corp.
4.625% due 07/15/2017		100	102
Goldcorp, Inc.
2.125% due 03/15/2018		100	100
Harley-Davidson Funding Corp.
6.800% due 06/15/2018		100	109
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	16,200	17,925
Japan Tobacco, Inc.
2.100% due 07/23/2018		$100	101

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	23

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Kinder Morgan, Inc.
7.250% due 06/01/2018		$100	$108
Ooredoo International Finance Ltd.
3.375% due 10/14/2016		1,000	1,001
SFR Group S.A.
6.000% due 05/15/2022		1,700	1,740
Time Warner Cable LLC
6.750% due 07/01/2018		5,100	5,544
U.S. Airways Pass-Through Trust
7.125% due 04/22/2025		2,537	3,029
Volkswagen Group of America Finance LLC
1.281% due 05/22/2018		1,800	1,790
Wesfarmers Ltd.
1.874% due 03/20/2018		4,900	4,912

			37,772

UTILITIES 0.3%
E.ON International Finance BV
5.800% due 04/30/2018		2,800	2,976
Petrobras Global Finance BV
3.250% due 04/01/2019	EUR	100	113
3.737% due 03/17/2020		$1,400	1,372
3.750% due 01/14/2021	EUR	200	220
4.250% due 10/02/2023		400	419
5.750% due 01/20/2020		$500	516
6.250% due 12/14/2026	GBP	800	971
6.625% due 01/16/2034		2,300	2,628
8.375% due 05/23/2021		$10,600	11,641
Sprint Communications, Inc.
8.375% due 08/15/2017		100	104
Vodafone Group PLC
4.625% due 07/15/2018		300	316

			21,276

Total Corporate Bonds & Notes (Cost $317,628)			313,953

U.S. GOVERNMENT AGENCIES 6.1%
Fannie Mae
0.655% due 03/25/2036		269	259
0.970% due 02/25/2037		2,356	2,354
2.765% due 05/01/2035		211	221
2.980% due 05/01/2036		31	33
4.000% due 07/01/2019		1,298	1,340
Fannie Mae, TBA
3.000% due 11/01/2046 - 12/01/2046 †		183,000	189,835
3.500% due 10/01/2031 - 11/01/2046		162,400	171,335
Freddie Mac
0.754% due 02/15/2019		800	799

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.794% due 01/15/2037	$10	$10
2.901% due 06/01/2033	189	200
3.021% due 01/01/2034	305	323
Ginnie Mae
0.830% due 01/16/2031	12	12
NCUA Guaranteed Notes
0.969% due 10/07/2020	5,648	5,660
1.079% due 12/08/2020	32,203	32,280

Total U.S. Government Agencies (Cost $404,116)		404,661

U.S. TREASURY OBLIGATIONS 98.5%
U.S. Treasury Bonds
2.500% due 02/15/2046 (e)	145,320	150,722
3.000% due 05/15/2045 (e)†	1,370	1,567
3.000% due 11/15/2045 (e)(i)	630	721
U.S. Treasury Inflation Protected Securities (c)
0.125% due 04/15/2018 (e)	1,530,170	1,547,401
0.125% due 04/15/2018 (g)†	49,347	49,902
0.125% due 04/15/2019 (g)	487,891	496,400
0.125% due 04/15/2020 (e)	225,465	229,997
0.125% due 01/15/2022 †	161,998	165,535
0.125% due 07/15/2022 †	199,210	204,242
0.125% due 01/15/2023 (i)	78,194	79,552
0.125% due 07/15/2024	48,902	49,711
0.125% due 07/15/2026	12,951	13,119
0.250% due 01/15/2025 (i)	36,638	37,386
0.375% due 07/15/2023	90,056	93,477
0.375% due 07/15/2025 (e)†	33,793	34,967
0.625% due 07/15/2021 (g)(i)	9,834	10,337
0.625% due 07/15/2021 (e)†	747,425	785,673
0.625% due 01/15/2024 (e)	156,986	164,985
0.625% due 01/15/2026	35,144	37,031
0.625% due 02/15/2043 (i)	272	275
0.750% due 02/15/2042 (i)	4,324	4,485
1.000% due 02/15/2046 (i)	3,047	3,390
1.250% due 07/15/2020 (e)	308,632	330,061
1.375% due 07/15/2018 (g)	111,510	116,280
1.375% due 01/15/2020	121,644	129,259
1.375% due 02/15/2044 (e)	116,352	138,903
1.375% due 02/15/2044 †	2,251	2,687
1.625% due 01/15/2018 (g)†	244,560	252,183
1.750% due 01/15/2028	655	768
1.875% due 07/15/2019 (g)	162,869	175,003
1.875% due 07/15/2019 (e)(g)†	338,127	363,317
2.125% due 01/15/2019 (g)†	351,620	374,674
2.125% due 02/15/2040 (i)	434	581
2.125% due 02/15/2041 (i)	1,747	2,359
2.375% due 01/15/2025	121,274	144,788
2.375% due 01/15/2027	11,492	14,125
2.500% due 01/15/2029 (i)	12,711	16,184
2.500% due 01/15/2029 †	41,484	52,819
3.625% due 04/15/2028 (i)	14,879	20,600
3.875% due 04/15/2029	21,724	31,394

24	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

(Unaudited)

September 30, 2016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. Treasury Notes
1.125% due 08/31/2021 (e)	$129,400	$129,294
1.625% due 05/15/2026 (e)	57,500	57,621
2.000% due 02/15/2025 (e)(i)	19,740	20,455
2.125% due 09/30/2021	2,600	2,718
2.125% due 12/31/2021 (i)	4,000	4,182

Total U.S. Treasury Obligations (Cost $6,444,825)		6,541,130

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.6%
Adjustable Rate Mortgage Trust
3.090% due 10/25/2035 ^	1,422	1,286
3.124% due 09/25/2035	1,761	1,469
American Home Mortgage Assets Trust
0.715% due 05/25/2046 ^	265	195
1.427% due 11/25/2046	6,906	3,680
American Home Mortgage Investment Trust
2.745% due 09/25/2045	700	695
Banc of America Commercial Mortgage Trust
5.492% due 02/10/2051	8,488	8,686
5.723% due 06/10/2049	4,122	4,172
5.889% due 07/10/2044	9	9
5.938% due 02/10/2051	4,671	4,766
Banc of America Funding Ltd.
0.785% due 10/03/2039	28	28
Banc of America Funding Trust
0.822% due 05/20/2035 ^	257	181
2.990% due 05/20/2036 ^	629	569
3.002% due 01/20/2047 ^	349	296
Banc of America Mortgage Trust
2.872% due 01/25/2035	23	23
3.072% due 03/25/2035	610	555
3.172% due 12/25/2034	1,559	1,561
3.239% due 07/25/2035 ^	1,130	1,053
6.500% due 09/25/2033	9	9
Banc of America Re-REMIC Trust
5.679% due 02/17/2051	5,682	5,734
BCAP LLC Trust
0.695% due 01/25/2037 ^	1,716	1,392
Bear Stearns Adjustable Rate Mortgage Trust
2.580% due 08/25/2035	1,128	1,136
2.859% due 03/25/2035	116	110
2.973% due 02/25/2036 ^	603	509
3.009% due 05/25/2033	40	39
3.040% due 10/25/2035	1,539	1,526
3.174% due 01/25/2035	3,434	3,470
3.516% due 07/25/2034	481	474
Bear Stearns ALT-A Trust
0.685% due 02/25/2034	970	858
3.142% due 09/25/2034	621	609
3.142% due 09/25/2035	530	458
Chase Mortgage Finance Trust
2.661% due 12/25/2035 ^	1,638	1,567

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.793% due 03/25/2037 ^		$2,033	$1,870
3.171% due 09/25/2036 ^		1,515	1,344
5.500% due 12/25/2022 ^		1,483	1,256
Citigroup Mortgage Loan Trust, Inc.
2.410% due 09/25/2035		298	289
2.430% due 09/25/2035		1,678	1,726
2.730% due 03/25/2036 ^		189	183
2.760% due 09/25/2035		1,796	1,798
2.870% due 10/25/2035 ^		1,841	1,829
3.000% due 12/25/2035 ^		566	440
3.040% due 05/25/2035		463	456
3.044% due 08/25/2035		729	716
CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037 ^		478	418
Commercial Mortgage Trust
6.007% due 12/10/2049		3,336	3,415
Countrywide Alternative Loan Trust
0.695% due 05/25/2047		4,720	3,999
0.705% due 05/25/2047		2,295	1,973
0.712% due 02/20/2047 ^		6,293	4,261
0.727% due 12/20/2046 ^		514	378
0.735% due 07/25/2046		185	156
1.507% due 12/25/2035		623	504
2.800% due 11/25/2035 ^		514	377
5.500% due 10/25/2033		1,210	1,217
5.750% due 03/25/2037 ^		500	436
6.500% due 08/25/2032		716	722
Countrywide Home Loan Mortgage Pass- Through Trust
1.165% due 03/25/2035		79	66
2.775% due 11/20/2034		340	323
3.026% due 09/25/2047 ^		1,146	1,023
3.043% due 04/20/2035		781	777
3.148% due 10/20/2035		354	310
3.192% due 09/25/2033		879	847
5.500% due 11/25/2035 ^		194	173
5.500% due 04/25/2038		670	682
Countrywide Home Loan Reperforming REMIC Trust
0.865% due 06/25/2035		1,361	1,214
Credit Suisse First Boston Mortgage Securities Corp.
2.811% due 04/25/2034		1,624	1,616
Deutsche ALT-A Securities, Inc.
5.500% due 12/25/2035 ^		642	542
Deutsche ALT-B Securities, Inc.
0.625% due 10/25/2036 ^		177	112
Deutsche Mortgage Securities, Inc. Re-REMIC Trust Certificates
3.056% due 06/26/2035		965	960
Eurosail BV
1.205% due 10/17/2040	EUR	5,080	5,693
First Horizon Mortgage Pass-Through Trust
3.057% due 10/25/2035		$302	296
5.000% due 10/25/2020		47	46

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	25

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GS Mortgage Securities Trust
5.162% due 12/10/2043		$5,000	$5,624
GSR Mortgage Loan Trust
3.007% due 09/25/2035		913	935
3.069% due 11/25/2035		1,305	1,256
3.108% due 11/25/2035 ^		398	332
3.136% due 11/25/2035 ^		2,661	2,427
HarborView Mortgage Loan Trust
0.711% due 07/19/2046 ^		8,719	5,058
0.751% due 05/19/2035		1,030	862
0.781% due 01/19/2036		2,482	1,680
3.162% due 08/19/2036 ^		446	405
HomeBanc Mortgage Trust
0.705% due 12/25/2036		557	496
0.795% due 10/25/2035		3,314	3,075
2.782% due 04/25/2037 ^		437	368
IndyMac Mortgage Loan Trust
0.705% due 07/25/2047		3,516	2,392
0.715% due 09/25/2046		5,619	4,673
3.030% due 09/25/2035 ^		458	386
3.036% due 10/25/2034		774	751
3.065% due 06/25/2035 ^		431	377
JPMorgan Chase Commercial Mortgage Securities Trust
5.336% due 05/15/2047		31	31
5.440% due 06/12/2047		439	441
5.794% due 02/12/2051		8,395	8,615
JPMorgan Mortgage Trust
2.531% due 07/27/2037		652	611
2.611% due 06/25/2035		248	243
2.750% due 11/25/2035		522	497
2.812% due 06/25/2036		1,617	1,468
2.896% due 06/25/2035		548	542
2.920% due 07/25/2035		221	217
3.033% due 07/25/2035		242	240
3.117% due 07/25/2034		255	248
LB-UBS Commercial Mortgage Trust
5.424% due 02/15/2040		1,456	1,463
5.430% due 02/15/2040		1,244	1,255
5.866% due 09/15/2045		1,442	1,494
Luminent Mortgage Trust
0.694% due 12/25/2036		3,918	3,363
0.725% due 10/25/2046		1,203	1,036
Marche Mutui SRL
0.108% due 02/25/2055	EUR	954	1,065
1.953% due 01/27/2064		3,304	3,746
MASTR Adjustable Rate Mortgages Trust
0.765% due 05/25/2037		$509	310
Merrill Lynch Alternative Note Asset Trust
0.825% due 03/25/2037		956	425
3.322% due 06/25/2037 ^		682	462
Merrill Lynch Mortgage Investors Trust
2.228% due 10/25/2035		1,845	1,790
2.758% due 05/25/2036		953	922

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.774% due 12/25/2035	$219	$202
2.809% due 05/25/2034	362	354
2.823% due 06/25/2035	812	791
3.313% due 09/25/2035 ^	356	322
Merrill Lynch Mortgage-Backed Securities Trust
3.133% due 04/25/2037 ^	2,287	1,959
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049	1,923	1,982
Morgan Stanley Capital Trust
5.447% due 02/12/2044	2,534	2,538
5.610% due 04/15/2049	526	526
6.103% due 06/11/2049	7,776	7,984
Morgan Stanley Re-REMIC Trust
5.988% due 08/12/2045	2,699	2,729
5.988% due 08/15/2045	3,845	3,887
Residential Accredit Loans, Inc. Trust
0.825% due 08/25/2035	1,500	1,188
2.670% due 04/25/2035	160	150
3.477% due 08/25/2035 ^	562	301
4.404% due 02/25/2036 ^	490	394
Residential Asset Securitization Trust
5.000% due 08/25/2019	82	82
6.250% due 10/25/2036 ^	891	797
Residential Funding Mortgage Securities, Inc. Trust
3.128% due 06/25/2035	482	469
3.428% due 09/25/2035 ^	2,170	1,729
6.500% due 03/25/2032	557	576
Sequoia Mortgage Trust
1.231% due 10/19/2026	46	45
2.773% due 01/20/2047 ^	1,043	850
Structured Adjustable Rate Mortgage Loan Trust
0.845% due 10/25/2035	1,523	1,273
1.841% due 04/25/2035	3,371	3,209
3.041% due 02/25/2036 ^	502	363
Structured Asset Mortgage Investments Trust
0.715% due 06/25/2036	535	449
0.745% due 05/25/2046	4,375	2,384
0.781% due 07/19/2035	1,825	1,772
Thornburg Mortgage Securities Trust
2.785% due 07/25/2036	1,396	1,351
Vornado DP LLC Trust
4.004% due 09/13/2028	4,000	4,311
Wachovia Mortgage Loan Trust LLC
2.997% due 08/20/2035 ^	1,204	1,101
WaMu Mortgage Pass-Through Certificates Trust
1.247% due 01/25/2047 ^	3,813	3,002
1.267% due 04/25/2047	5,566	4,981
1.299% due 12/25/2046	1,654	1,404
1.487% due 06/25/2046	271	253
1.507% due 08/25/2046	892	769
1.707% due 11/25/2042	220	205
2.193% due 11/25/2046	1,171	1,050

26	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

(Unaudited)

September 30, 2016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.544% due 02/25/2037 ^	$4,008	$3,618
2.732% due 09/25/2035	3,059	2,977
2.784% due 04/25/2035	2,147	2,130
2.790% due 09/25/2036 ^	2,379	2,166
5.997% due 08/25/2046 ^	3,746	3,420
Wells Fargo Mortgage-Backed Securities Trust
2.853% due 04/25/2036	1,038	1,014
2.860% due 03/25/2036 ^	176	167
2.863% due 01/25/2035	699	683
2.894% due 03/25/2036 ^	3,860	3,626
2.894% due 03/25/2036	379	379
2.953% due 06/25/2035	1,306	1,342
2.963% due 03/25/2036	315	312
3.015% due 09/25/2034	698	712
3.024% due 04/25/2036	841	833
3.030% due 10/25/2035	1,756	1,701
3.198% due 04/25/2036	1,751	1,611

Total Non-Agency Mortgage-Backed Securities (Cost $221,471)		237,562

ASSET-BACKED SECURITIES 1.2%
ACE Securities Corp. Home Equity Loan Trust
0.585% due 10/25/2036	45	26
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.305% due 05/25/2034	2,008	1,897
Asset-Backed Securities Corp. Home Equity Loan Trust
1.470% due 09/25/2034	1,517	1,434
Atlas Senior Loan Fund Ltd.
2.055% due 01/30/2024	5,500	5,501
Bayview Opportunity Master Fund Trust
4.350% due 01/28/2031	879	879
Bear Stearns Asset-Backed Securities Trust
1.525% due 10/25/2037	2,066	1,940
Citigroup Mortgage Loan Trust, Inc.
0.605% due 01/25/2037	89	60
Countrywide Asset-Backed Certificates
0.815% due 08/25/2036	2,155	2,021
4.255% due 04/25/2036	244	248
Countrywide Asset-Backed Certificates Trust
0.675% due 02/25/2037	1,137	1,116
Equity One Mortgage Pass-Through Trust
1.125% due 04/25/2034	43	37
Finn Square CLO Ltd.
2.052% due 12/24/2023	3,300	3,303
First NLC Trust
0.915% due 02/25/2036	1,900	1,700
GSAA Home Equity Trust
0.825% due 03/25/2037	1,094	726
GSAMP Trust
0.895% due 03/25/2047	2,500	1,548

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HSI Asset Securitization Corp. Trust
0.795% due 02/25/2036		$2,381	$2,148
JPMorgan Mortgage Acquisition Trust
0.674% due 07/25/2036		22,877	22,163
Morgan Stanley ABS Capital, Inc. Trust
0.585% due 05/25/2037		1,113	732
1.230% due 07/25/2035		350	336
Morgan Stanley Home Equity Loan Trust
1.230% due 12/25/2034		4	4
Morgan Stanley Mortgage Loan Trust
0.885% due 04/25/2037		982	497
Mountain View Funding CLO Ltd.
0.940% due 04/15/2019		250	250
NovaStar Mortgage Funding Trust
0.995% due 01/25/2036		5,264	4,823
Option One Mortgage Loan Trust
1.325% due 02/25/2035		417	416
Park Place Securities, Inc.
1.215% due 05/25/2035		1,100	1,060
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.025% due 07/25/2035		424	421
1.500% due 10/25/2034		1,809	1,797
1.515% due 09/25/2034		977	941
Popular ABS Mortgage Pass-Through Trust
0.955% due 06/25/2035		3,217	3,160
Residential Asset Securities Corp. Trust
0.855% due 04/25/2036		3,600	2,997
Soundview Home Loan Trust
0.585% due 11/25/2036		592	249
0.665% due 12/25/2036		151	151
0.995% due 11/25/2035		15,000	13,079
Structured Asset Investment Loan Trust
0.885% due 10/25/2035		603	595

Total Asset-Backed Securities (Cost $72,920)			78,255

SOVEREIGN ISSUES 12.7%
Autonomous Community of Catalonia
4.950% due 02/11/2020	EUR	9,300	11,145
Autonomous Community of Valencia
4.900% due 03/17/2020		5,800	7,496
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2017 (b)	BRL	471,500	140,428
0.000% due 04/01/2017 (b)		521,200	150,597
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2017		18,020	5,506
France Government International Bond
0.250% due 07/25/2018 (c)	EUR	208	242
1.850% due 07/25/2027 (c)		12,395	18,361

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	27

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Italy Buoni Poliennali Del Tesoro
1.250% due 09/15/2032 (c)	EUR	8,879	$10,917
2.350% due 09/15/2024 (c)		33,682	44,389
2.550% due 09/15/2041 (c)		1,628	2,471
3.100% due 09/15/2026 (c)		3,177	4,524
Japan Government International Bond
0.100% due 03/10/2024 (c)	JPY	1,400,140	14,442
0.100% due 09/10/2024 (c)		845,750	8,786
0.100% due 03/10/2026 (c)		3,574,312	37,292
Japan Government International CPI Linked Bond
0.100% due 03/10/2025		1,246,250	12,966
Mexico Government International Bond
4.330% due 06/29/2017	MXN	96,400	5,000
4.500% due 11/22/2035 (c)		320,715	19,749
4.750% due 06/14/2018		260,655	13,327
New Zealand Government International Bond
2.000% due 09/20/2025 (c)	NZD	72,987	55,725
2.500% due 09/20/2035 (c)		3,941	3,211
Republic of Greece Government International Bond
3.800% due 08/08/2017	JPY	1,100,000	10,549
4.500% due 07/03/2017		480,000	4,662
4.750% due 04/17/2019	EUR	13,414	13,732
United Kingdom Gilt
0.125% due 03/22/2024 (c)	GBP	131,803	202,835
0.125% due 03/22/2026 (c)		24,442	38,849
0.125% due 03/22/2044 (c)		2,130	4,574
0.125% due 03/22/2046 (c)		521	1,156
0.125% due 03/22/2058 (c)		1,091	3,012

Total Sovereign Issues (Cost $854,343)			845,943

		SHARES
PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%
GMAC Capital Trust
6.602% due 02/15/2040		180,400	4,584

Total Preferred Securities (Cost $4,510)			4,584

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 7.7%

CERTIFICATES OF DEPOSIT 0.9%
Barclays Bank PLC
1.641% due 09/08/2017		$16,900	16,956

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Credit Suisse AG
1.645% due 09/12/2017		$40,900	$40,951

			57,907

REPURCHASE AGREEMENTS (d) 2.6%
			171,030

JAPAN TREASURY BILLS 3.3%
(0.271)% due 10/11/2016 - 11/14/2016 (a)(b)	JPY	21,890,000	215,896

U.S. TREASURY BILLS 0.9%
0.478% due 03/02/2017 - 03/16/2017 (a)(b)(g)(i)†		$60,908	60,807

Total Short-Term Instruments (Cost $499,441)			505,640

Total Investments in Securities (Cost $8,819,344)			8,931,824

		SHARES
INVESTMENTS IN AFFILIATES 0.3%

SHORT-TERM INSTRUMENTS 0.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.3%
PIMCO Short-Term Floating NAV Portfolio III		2,067,945	20,444

Total Short-Term Instruments (Cost $20,444)			20,444

Total Investments in Affiliates (Cost $20,444)			20,444

Total Investments 134.9% (Cost $8,839,788)			$8,952,268

Financial Derivative Instruments (f)(h) 1.8% (Cost or Premiums, net $5,109)			117,134

Other Assets and Liabilities, net (36.7)%			(2,430,794)

Net Assets 100.0%			$6,638,608

28	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

(Unaudited)

September 30, 2016

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
†	All or a portion of this security is owned by PIMCO Cayman Commodity Fund I, Ltd., which is a 100% owned subsidiary of the Fund.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
FAR	1.300% †	09/30/2016	10/03/2016	$165,800	Freddie Mac 3.500% due 10/01/2045	$(170,599)	$165,800	$165,818
SSB	0.010	09/30/2016	10/03/2016	5,230	U.S. Treasury Bonds 8.000% due 11/15/2021 (2)	(5,338)	5,230	5,230

Total Repurchase Agreements						$(175,937)	$171,030	$171,048

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (3)		Borrowing Date	Maturity Date	Amount Borrowed (3)	Payable for Reverse Repurchase Agreements
BOM	0.620%		09/14/2016	10/28/2016	$(1,239)	$(1,239)
BOS	0.400		09/26/2016	10/03/2016	(44,145)	(44,148)
	0.580		09/27/2016	10/25/2016	(5,151)	(5,151)
	0.630		07/29/2016	10/21/2016	(943)	(944)
	0.630		08/02/2016	10/21/2016	(13,224)	(13,238)
	0.650		09/16/2016	10/13/2016	(6,185)	(6,186)
	0.780	†	09/14/2016	10/14/2016	(40,068)	(40,084)
	0.900	†	09/16/2016	10/07/2016	(86,721)	(86,759)
	0.900	†	09/19/2016	10/07/2016	(2,005)	(2,005)
BPS	0.730		09/28/2016	12/22/2016	(24,704)	(24,707)
BSN	0.600	†	07/25/2016	10/25/2016	(6,453)	(6,460)
	0.600	†	08/01/2016	10/31/2016	(86,178)	(86,269)
	0.600	†	08/03/2016	10/05/2016	(34,251)	(34,286)
	0.600		08/23/2016	10/21/2016	(4,090)	(4,093)
	0.600	†	09/30/2016	10/05/2016	(5,324)	(5,324)
	0.620		05/13/2016	10/07/2016	(6,800)	(6,817)
	0.620		05/13/2016	10/11/2016	(4,356)	(4,367)
	0.620	†	05/26/2016	10/11/2016	(55,856)	(55,982)
DEU	0.670		09/23/2016	10/12/2016	(5,728)	(5,730)
GRE	0.600		07/14/2016	10/14/2016	(8,200)	(8,211)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	29

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Counterparty	Borrowing Rate (3)		Borrowing Date	Maturity Date	Amount Borrowed (3)	Payable for Reverse Repurchase Agreements
	0.610%		07/14/2016	10/14/2016	$(49,770)	$(49,838)
	0.610		09/29/2016	10/12/2016	(3,684)	(3,684)
	0.610		09/29/2016	10/13/2016	(316)	(316)
	0.650	†	08/12/2016	10/12/2016	(22,832)	(22,853)
	0.650	†	08/17/2016	10/17/2016	(52,229)	(52,273)
	0.650		08/23/2016	10/21/2016	(8,925)	(8,932)
	0.660	†	09/07/2016	10/07/2016	(23,314)	(23,324)
	0.710		09/12/2016	10/12/2016	(21,080)	(21,089)
IND	0.570	†	09/07/2016	10/07/2016	(3,341)	(3,343)
	0.570		09/19/2016	10/17/2016	(9,660)	(9,662)
	0.570	†	09/29/2016	10/17/2016	(73,285)	(73,289)
	0.580	†	07/12/2016	10/12/2016	(10,114)	(10,127)
	0.590		09/29/2016	10/24/2016	(20,081)	(20,083)
	0.610		08/09/2016	10/12/2016	(3,142)	(3,145)
	0.610	†	09/02/2016	10/12/2016	(27,781)	(27,796)
	0.610		09/29/2016	10/12/2016	(6,736)	(6,736)
JPS	0.570		09/07/2016	10/07/2016	(86,818)	(86,853)
	0.580	†	07/11/2016	10/11/2016	(161,550)	(161,769)
	0.610		08/23/2016	10/21/2016	(4,489)	(4,492)
	0.610		09/07/2016	10/21/2016	(4,441)	(4,443)
RDR	0.600		07/19/2016	10/19/2016	(153,825)	(154,020)
	0.600		07/21/2016	10/21/2016	(377,655)	(378,121)
	0.610		07/07/2016	10/07/2016	(84,200)	(84,326)
	0.610	†	07/08/2016	10/11/2016	(38,180)	(38,236)
	0.610		07/29/2016	10/07/2016	(1,047)	(1,049)
SCX	0.640	†	08/17/2016	10/17/2016	(1,587)	(1,589)
SGY	0.720		09/14/2016	10/14/2016	(11,514)	(11,518)
	0.780		09/26/2016	10/06/2016	(7,428)	(7,429)

Total Reverse Repurchase Agreements						$(1,712,335)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate (3)		Borrowing Date	Maturity Date	Amount Borrowed (3)	Payable for Sale-Buyback Transactions (4)
BCY	1.150%		09/23/2016	10/07/2016	$(4,996)	$(4,998)
GSC	0.950		09/23/2016	10/24/2016	(1,208)	(1,209)
	0.950		09/26/2016	10/25/2016	(11,751)	(11,753)
	0.960		09/19/2016	10/19/2016	(4,934)	(4,939)
	0.960		09/26/2016	10/25/2016	(10,717)	(10,726)
	1.100		09/28/2016	10/05/2016	(82,472)	(82,484)
	1.150		09/26/2016	10/03/2016	(6,992)	(6,993)
MSC	0.740		09/07/2016	10/07/2016	(15,928)	(15,936)
NOM	0.650		09/22/2016	10/21/2016	(16,322)	(16,325)
TDM	0.650	†	09/02/2016	10/06/2016	(61,256)	(61,290)
	0.860		09/19/2016	10/19/2016	(3,199)	(3,200)
	1.150		09/26/2016	10/07/2016	(2,247)	(2,248)

Total Sale-Buyback Transactions						$(222,101)

(3)	The average amount of borrowings outstanding during the period ended September 30, 2016 was $(1,763,374) at a weighted average interest rate of 0.578%.
(4)	Payable for sale-buyback transactions includes $(33) of deferred price drop.

30	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

(Unaudited)

September 30, 2016

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae, TBA †	3.500%	10/01/2046	$2,000	$(2,104)	$(2,111)
Fannie Mae, TBA	4.000	10/01/2046	10,000	(10,700)	(10,741)

Total Short Sales				$(12,804)	$(12,852)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2016:

(e)	Securities with an aggregate market value of $1,941,767 and cash of $1,003 have been pledged as collateral under the terms of the following master agreements as of September 30, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure (5)
PIMCO CommodityRealReturn Strategy Fund®
Global/Master Repurchase Agreement
BOM	$0	$(1,239)	$0	$(1,239)	$1,243	$4
BOS	0	(150,836)	0	(150,836)	150,192	(644)
BPS	0	(24,707)	0	(24,707)	24,741	34
BSN	0	(108,732)	0	(108,732)	108,705	(27)
DEU	0	(5,730)	0	(5,730)	5,712	(18)
GRE	0	(97,211)	0	(97,211)	97,221	10
IND	0	(39,626)	0	(39,626)	39,645	19
JPS	0	(95,788)	0	(95,788)	94,815	(973)
RDR	0	(617,516)	0	(617,516)	617,353	(163)
SGY	0	(18,947)	0	(18,947)	18,946	(1)
SSB	5,230	0	0	5,230	(5,338)	(108)

Master Securities Forward Transaction Agreement
BCY	0	0	(4,998)	(4,998)	5,011	13
GSC	0	0	(118,104)	(118,104)	117,950	(154)
MSC	0	0	(15,936)	(15,936)	15,994	58
NOM	0	0	(16,325)	(16,325)	16,334	9
TDM	0	0	(18,455)	(18,455)	18,507	52

PIMCO Cayman Commodity Fund I, Ltd. (Subsidiary)
Global/Master Repurchase Agreement
BOS	0	(47,679)	0	(47,679)	47,598	(81)
BSN	0	(94,866)	0	(94,866)	94,734	(132)
FAR	165,818	0	0	165,818	(170,599)	(4,781)
GRE	0	(93,309)	0	(93,309)	93,202	(107)
IND	0	(114,555)	0	(114,555)	114,345	(210)
JPS	0	(161,769)	0	(161,769)	161,599	(170)
RDR	0	(38,236)	0	(38,236)	38,424	188
SCX	0	(1,589)	0	(1,589)	1,567	(22)
SGY	0	0	0	0	(352)	(352)

Master Securities Forward Transaction Agreement
TDM	0	0	(48,283)	(48,283)	48,448	165

Total Borrowings and Other Financing Transactions	$171,048	$(1,712,335)	$(222,101)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	31

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(1,601,359)	$(110,976)	$0	$(1,712,335)

Total	$0	$(1,601,359)	$(110,976)	$0	$(1,712,335)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(222,101)	0	0	(222,101)

Total	$0	$(222,101)	$0	$0	$(222,101)

Total Borrowings	$0	$(1,823,460)	$(110,976)	$0	$(1,934,436)

Gross amount of recognized liabilities for reverse repurchase agreements and sale-buyback financing transactions					$(1,934,436)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Call - NYMEX Natural Gas April Futures †	$3.100	03/28/2017	20	$75	$49
Call - NYMEX Natural Gas August Futures †	3.100	07/26/2017	20	75	58
Call - NYMEX Natural Gas December Futures †	3.100	11/27/2017	20	75	91
Call - NYMEX Natural Gas February Futures †	3.100	01/26/2017	20	74	82
Call - NYMEX Natural Gas January Futures †	3.100	12/27/2016	20	74	70
Call - NYMEX Natural Gas July Futures †	3.100	06/27/2017	20	74	55
Call - NYMEX Natural Gas June Futures †	3.100	05/25/2017	20	74	50
Call - NYMEX Natural Gas March Futures †	3.100	02/23/2017	20	74	85
Call - NYMEX Natural Gas May Futures †	3.100	04/25/2017	20	74	45
Call - NYMEX Natural Gas November Futures †	3.100	10/26/2017	20	74	72
Call - NYMEX Natural Gas October Futures †	3.100	09/26/2017	20	74	64
Call - NYMEX Natural Gas September Futures †	3.100	08/28/2017	20	74	59

				$891	$780

Total Purchased Options				$891	$780

WRITTEN OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - NYMEX Crude Calendar Spread February Futures †	$0.250	01/19/2017	75	$(8)	$(7)
Put - NYMEX Crude Calendar Spread February Futures †	1.000	01/19/2017	75	(4)	(4)

32	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

(Unaudited)

September 30, 2016

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - NYMEX Crude Calendar Spread January Futures †	$0.100	12/19/2016	75	$(4)	$(4)
Call - NYMEX Crude Calendar Spread January Futures †	0.250	12/19/2016	75	(8)	(5)
Call - NYMEX Crude Calendar Spread March Futures †	0.250	02/17/2017	75	(8)	(10)
Put - NYMEX Crude Calendar Spread March Futures †	1.000	02/17/2017	75	(4)	(5)
Call - NYMEX Crude December Futures †	50.000	11/16/2016	48	(44)	(97)
Call - NYMEX Crude December Futures †	51.000	11/16/2016	48	(38)	(78)
Call - NYMEX Crude December Futures †	52.000	11/16/2016	48	(48)	(62)
Call - NYMEX Crude December Futures †	53.000	11/16/2016	48	(41)	(49)
Call - NYMEX Crude November Futures †	53.000	10/17/2016	84	(59)	(17)
Call - NYMEX Gasoline December Futures †	165.000	11/25/2016	86	(256)	(67)
Call - NYMEX Gasoline November Futures †	165.000	10/26/2016	22	(51)	(7)
Call - NYMEX Gasoline November Futures †	170.000	10/26/2016	33	(69)	(6)
Put - NYMEX Natural Gas April Futures †	2.600	03/28/2017	20	(30)	(22)
Call - NYMEX Natural Gas April Futures †	3.600	03/28/2017	20	(41)	(21)
Put - NYMEX Natural Gas August Futures †	2.600	07/26/2017	20	(30)	(27)
Call - NYMEX Natural Gas August Futures †	3.600	07/26/2017	20	(41)	(28)
Put - NYMEX Natural Gas December Futures †	2.250	11/25/2016	180	(218)	(6)
Put - NYMEX Natural Gas December Futures †	2.350	11/25/2016	230	(302)	(14)
Put - NYMEX Natural Gas December Futures †	2.600	11/27/2017	20	(30)	(29)
Call - NYMEX Natural Gas December Futures †	3.600	11/27/2017	20	(41)	(54)
Put - NYMEX Natural Gas February Futures †	2.600	01/26/2017	20	(30)	(13)
Call - NYMEX Natural Gas February Futures †	3.600	01/26/2017	20	(41)	(44)
Put - NYMEX Natural Gas January Futures †	2.600	12/27/2016	20	(30)	(7)
Call - NYMEX Natural Gas January Futures †	3.600	12/27/2016	20	(42)	(31)
Put - NYMEX Natural Gas July Futures †	2.600	06/27/2017	20	(30)	(25)
Call - NYMEX Natural Gas July Futures †	3.600	06/27/2017	20	(42)	(25)
Put - NYMEX Natural Gas June Futures †	2.600	05/25/2017	20	(30)	(25)
Call - NYMEX Natural Gas June Futures †	3.600	05/25/2017	20	(42)	(22)
Put - NYMEX Natural Gas March Futures †	2.600	02/23/2017	20	(30)	(19)
Call - NYMEX Natural Gas March Futures †	3.600	02/23/2017	20	(42)	(50)
Put - NYMEX Natural Gas May Futures †	2.600	04/25/2017	20	(30)	(25)
Call - NYMEX Natural Gas May Futures †	3.600	04/25/2017	20	(42)	(19)
Put - NYMEX Natural Gas November Futures †	2.650	10/26/2016	35	(17)	(12)
Put - NYMEX Natural Gas November Futures †	2.600	10/26/2017	20	(30)	(31)
Call - NYMEX Natural Gas November Futures †	3.600	10/26/2017	20	(42)	(40)
Put - NYMEX Natural Gas October Futures †	2.600	09/26/2017	20	(30)	(32)
Call - NYMEX Natural Gas October Futures †	3.600	09/26/2017	20	(42)	(33)
Put - NYMEX Natural Gas September Futures †	2.600	08/28/2017	20	(30)	(31)
Call - NYMEX Natural Gas September Futures †	3.600	08/28/2017	20	(42)	(30)

				$(2,039)	$(1,133)

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note November Futures	$129.000	10/21/2016	433	$(155)	$(17)
Call - CBOT U.S. Treasury 10-Year Note November Futures	131.500	10/21/2016	341	(111)	(136)

				$(266)	$(153)

Total Written Options				$(2,305)	$(1,286)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2016	1,177	$(95)	$15	$0
Aluminum January Futures †	Short	01/2017	946	(805)	0	0
Arabica Coffee March Futures †	Short	03/2017	137	(121)	0	(72)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	33

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Arabica Coffee May Futures †	Long	05/2017	39	$121	$19	$0
Brent (ICE) Calendar Swap Futures April Futures †	Short	04/2017	3	(16)	0	(1)
Brent (ICE) Calendar Swap Futures August Futures †	Short	08/2017	3	(19)	0	(1)
Brent (ICE) Calendar Swap Futures December Futures †	Short	12/2017	3	(21)	0	(1)
Brent (ICE) Calendar Swap Futures February Futures †	Short	02/2017	3	(14)	0	(1)
Brent (ICE) Calendar Swap Futures January Futures †	Short	01/2017	3	(13)	0	(1)
Brent (ICE) Calendar Swap Futures July Futures †	Short	07/2017	3	(19)	0	(1)
Brent (ICE) Calendar Swap Futures June Futures †	Short	06/2017	3	(18)	0	(1)
Brent (ICE) Calendar Swap Futures March Futures †	Short	03/2017	3	(15)	0	(1)
Brent (ICE) Calendar Swap Futures May Futures †	Short	04/2017	75	21	8	0
Brent (ICE) Calendar Swap Futures May Futures †	Short	05/2017	3	(17)	0	(1)
Brent (ICE) Calendar Swap Futures November Futures †	Short	11/2017	3	(21)	0	(1)
Brent (ICE) Calendar Swap Futures October Futures †	Short	10/2017	3	(20)	0	(1)
Brent (ICE) Calendar Swap Futures September Futures †	Short	09/2017	3	(20)	0	(1)
Brent Crude April Futures †	Short	02/2018	86	(346)	0	(40)
Brent Crude December Futures †	Long	10/2016	302	595	115	0
Brent Crude December Futures †	Long	10/2017	1,183	2,089	547	0
Brent Crude December Futures †	Short	10/2018	78	(131)	0	(39)
Brent Crude February Futures †	Short	12/2016	34	(110)	0	(15)
Brent Crude January Futures †	Short	11/2016	32	(79)	0	(15)
Brent Crude January Futures †	Long	11/2017	172	722	79	0
Brent Crude June Futures †	Short	04/2017	775	(1,681)	0	(348)
Brent Crude June Futures †	Short	04/2018	402	(1,844)	0	(185)
Brent Crude March Futures †	Long	01/2017	488	1,082	203	0
Brent Crude March Futures †	Short	01/2018	10	2	0	(5)
Brent Crude October Futures †	Short	08/2017	86	(382)	0	(40)
Brent Crude September Futures †	Short	07/2017	597	(533)	0	(288)
Brent Crude September Futures †	Long	07/2018	63	27	29	0
Call Options Strike @ USD 51.000 on Brent Crude December Futures †	Short	10/2016	84	(47)	1	0
Call Options Strike @ USD 52.000 on Brent Crude December Futures †	Short	10/2016	33	(20)	1	0
Call Options Strike @ USD 53.000 on Brent Crude December Futures †	Short	10/2016	11	(4)	1	0
Call Options Strike @ USD 54.000 on Brent Crude January Futures †	Short	11/2016	85	(43)	1	0
Call Options Strike @ USD 55.000 on Brent Crude December Futures †	Short	10/2016	36	17	2	0
Call Options Strike @ USD 56.000 on Brent Crude December Futures †	Short	10/2016	40	20	2	0
Call Options Strike @ USD 60.000 on Brent Crude December Futures †	Long	10/2016	22	(41)	0	(1)
Call Options Strike @ USD 60.000 on Brent Crude January Futures †	Long	11/2016	40	(84)	0	(2)
Call Options Strike @ USD 61.000 on Brent Crude January Futures †	Long	11/2016	46	(107)	0	(2)
Call Options Strike @ USD 62.000 on Brent Crude December Futures †	Long	10/2016	33	(59)	0	(1)
Cattle Feeder November Futures †	Long	11/2016	13	(137)	0	(28)
Cattle Feeder October Futures October Futures †	Short	10/2016	13	135	28	0
Chicago Ethanol (Platts) December Futures †	Long	12/2016	45	87	28	0
Chicago Ethanol (Platts) December Futures †	Long	12/2017	26	17	14	0
Cocoa December Futures †	Short	12/2016	255	125	159	(37)
Cocoa March Futures †	Long	03/2017	273	(193)	82	0
Cocoa March Futures †	Long	03/2017	255	(140)	27	(163)

34	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

(Unaudited)

September 30, 2016

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Copper January Futures †	Long	01/2017	184	$1,063	$0	$0
Corn December Futures †	Short	12/2016	102	(103)	0	(38)
Corn December Futures †	Long	12/2017	162	12	63	0
Corn July Futures †	Long	07/2017	264	52	96	0
Corn March Futures †	Short	03/2017	1,859	(776)	0	(697)
Cotton No. 2 December Futures †	Short	12/2016	96	(58)	0	(17)
Euro-BTP Italy Government Bond December Futures	Short	12/2016	395	78	182	(142)
Euro-Bund 10-Year Bond December Futures	Long	12/2016	129	258	0	(65)
Euro-OAT France Government 10-Year Bond December Futures	Short	12/2016	750	(1,090)	379	(17)
European Gasoil Crack Spread Swap April Futures †	Long	04/2017	23	(19)	0	0
European Gasoil Crack Spread Swap December Futures †	Short	12/2017	23	13	0	0
European Gasoil Crack Spread Swap June Futures †	Long	06/2017	23	(14)	0	0
European Gasoil Crack Spread Swap May Futures †	Long	05/2017	23	(18)	0	0
European Gasoil Crack Spread Swap November Futures †	Short	11/2017	23	15	0	0
European Gasoil Crack Spread Swap October Futures †	Short	10/2017	23	14	0	0
Gas Oil December Futures †	Short	12/2016	68	(127)	0	(14)
Gas Oil December Futures †	Long	12/2017	356	1,326	71	0
Gas Oil January Futures †	Short	01/2017	425	(1,117)	0	(74)
Gas Oil June Futures †	Short	06/2017	178	(665)	0	(40)
Gas Oil June Futures †	Short	06/2018	178	(632)	0	(40)
Gas Oil March Futures †	Long	03/2017	68	118	14	0
Gold 100 oz. December Futures †	Short	12/2016	216	324	192	0
Gold 100 oz. February Futures †	Short	02/2017	87	316	77	0
Hard Red Spring Wheat December Futures †	Long	12/2016	13	9	5	0
Hard Red Spring Wheat March Futures †	Short	03/2017	13	(6)	0	(4)
Hard Red Winter Wheat July Futures †	Long	07/2017	96	(130)	0	(7)
Henry Hub Natural Gas April Futures †	Long	03/2017	570	608	0	(26)
Henry Hub Natural Gas April Futures †	Long	03/2018	240	72	0	(7)
Henry Hub Natural Gas March Futures †	Short	02/2017	589	(710)	32	0
Henry Hub Natural Gas March Futures †	Short	02/2018	248	(158)	7	0
Henry Hub Natural Gas Swap April Futures †	Long	03/2017	819	809	0	(37)
Henry Hub Natural Gas Swap April Futures †	Long	03/2018	872	(116)	0	(24)
Henry Hub Natural Gas Swap April Futures †	Long	03/2019	4	(19)	0	0
Henry Hub Natural Gas Swap August Futures †	Long	07/2018	120	(62)	0	(7)
Henry Hub Natural Gas Swap August Futures †	Long	07/2019	3	(14)	0	0
Henry Hub Natural Gas Swap December Futures †	Long	11/2016	14	19	0	(1)
Henry Hub Natural Gas Swap December Futures †	Long	11/2018	120	5	0	(5)
Henry Hub Natural Gas Swap December Futures †	Long	11/2019	2	(10)	0	0
Henry Hub Natural Gas Swap February Futures †	Long	01/2018	120	86	0	(4)
Henry Hub Natural Gas Swap February Futures †	Long	01/2019	4	(18)	0	0
Henry Hub Natural Gas Swap January Futures †	Long	12/2017	120	98	0	(4)
Henry Hub Natural Gas Swap January Futures †	Long	12/2018	5	(22)	0	0
Henry Hub Natural Gas Swap July Futures †	Long	06/2018	120	(64)	0	(6)
Henry Hub Natural Gas Swap July Futures †	Long	06/2019	3	(14)	0	0
Henry Hub Natural Gas Swap June Futures †	Long	05/2018	120	(71)	0	(4)
Henry Hub Natural Gas Swap June Futures †	Long	05/2019	3	(14)	0	0
Henry Hub Natural Gas Swap March Futures †	Short	02/2017	819	(916)	45	0
Henry Hub Natural Gas Swap March Futures †	Short	02/2018	344	45	10	0
Henry Hub Natural Gas Swap March Futures †	Long	02/2019	4	(18)	0	0
Henry Hub Natural Gas Swap May Futures †	Long	04/2018	120	(74)	0	(3)
Henry Hub Natural Gas Swap May Futures †	Long	04/2019	4	(19)	0	0
Henry Hub Natural Gas Swap November Futures †	Long	10/2016	18	14	0	(2)
Henry Hub Natural Gas Swap November Futures †	Long	10/2018	120	(39)	0	(6)
Henry Hub Natural Gas Swap November Futures †	Long	10/2019	2	(10)	0	0
Henry Hub Natural Gas Swap October Futures †	Short	09/2017	288	(300)	9	0
Henry Hub Natural Gas Swap October Futures †	Long	09/2018	120	(55)	0	(6)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	35

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Henry Hub Natural Gas Swap October Futures †	Long	09/2019	2	$(10)	$0	$0
Henry Hub Natural Gas Swap September Futures †	Long	08/2018	120	(65)	0	(6)
Henry Hub Natural Gas Swap September Futures †	Long	08/2019	3	(15)	0	0
Japan Government 10-Year Bond December Futures	Short	12/2016	47	(253)	23	(14)
Lead January Futures †	Long	01/2017	325	2,167	0	0
Live Cattle December Futures †	Short	12/2016	30	191	36	0
Live Cattle February Futures †	Long	02/2017	30	(174)	0	(34)
LLS (Argus) vs. WTI Spread Calendar Swap April Futures †	Long	04/2017	11	1	0	0
LLS (Argus) vs. WTI Spread Calendar Swap August Futures †	Long	08/2017	11	1	0	0
LLS (Argus) vs. WTI Spread Calendar Swap December Futures †	Long	12/2016	50	(43)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap December Futures †	Long	12/2017	11	0	0	0
LLS (Argus) vs. WTI Spread Calendar Swap February Futures †	Long	02/2017	11	0	0	0
LLS (Argus) vs. WTI Spread Calendar Swap January Futures †	Long	01/2017	11	(1)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap July Futures †	Long	07/2017	11	1	0	0
LLS (Argus) vs. WTI Spread Calendar Swap June Futures †	Long	06/2017	11	1	0	0
LLS (Argus) vs. WTI Spread Calendar Swap March Futures †	Long	03/2017	11	0	0	0
LLS (Argus) vs. WTI Spread Calendar Swap May Futures †	Long	05/2017	11	1	0	0
LLS (Argus) vs. WTI Spread Calendar Swap November Futures †	Long	11/2016	50	(40)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap November Futures †	Long	11/2017	11	0	0	0
LLS (Argus) vs. WTI Spread Calendar Swap October Futures †	Long	10/2016	50	(34)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap October Futures †	Long	10/2017	11	0	0	0
LLS (Argus) vs. WTI Spread Calendar Swap September Futures †	Long	09/2017	11	1	0	0
Mont Belvieu Ethane 5 Decimal (OPIS) Swap April Futures †	Short	04/2017	17	12	0	(1)
Mont Belvieu Ethane 5 Decimal (OPIS) Swap August Futures †	Short	08/2017	17	(10)	0	(1)
Mont Belvieu Ethane 5 Decimal (OPIS) Swap December Futures †	Short	12/2017	17	(31)	0	0
Mont Belvieu Ethane 5 Decimal (OPIS) Swap February Futures †	Short	02/2017	17	13	0	(4)
Mont Belvieu Ethane 5 Decimal (OPIS) Swap January Futures †	Short	01/2017	17	14	0	(4)
Mont Belvieu Ethane 5 Decimal (OPIS) Swap July Futures †	Short	07/2017	17	(4)	0	(1)
Mont Belvieu Ethane 5 Decimal (OPIS) Swap June Futures †	Short	06/2017	17	2	0	(1)
Mont Belvieu Ethane 5 Decimal (OPIS) Swap March Futures †	Short	03/2017	17	12	0	(3)
Mont Belvieu Ethane 5 Decimal (OPIS) Swap May Futures †	Short	05/2017	17	7	0	(1)
Mont Belvieu Ethane 5 Decimal (OPIS) Swap November Futures †	Short	11/2017	17	(26)	0	0
Mont Belvieu Ethane 5 Decimal (OPIS) Swap October Futures †	Short	10/2017	17	(21)	0	0

36	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

(Unaudited)

September 30, 2016

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Mont Belvieu Ethane 5 Decimal (OPIS) Swap September Futures †	Short	09/2017	17	$(15)	$0	$(1)
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap April Futures †	Long	04/2017	17	38	7	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap August Futures †	Long	08/2017	17	44	6	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap December Futures †	Long	12/2017	17	63	7	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap February Futures †	Long	02/2017	17	57	6	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap January Futures †	Long	01/2017	17	57	5	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap July Futures †	Long	07/2017	17	40	6	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap June Futures †	Short	06/2017	126	(163)	0	(49)
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap March Futures †	Long	03/2017	160	239	64	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap May Futures †	Long	05/2017	17	36	7	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap November Futures †	Long	11/2017	17	59	7	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap October Futures †	Long	10/2017	17	54	7	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap September Futures †	Long	09/2017	17	50	7	0
Natural Gas April Futures †	Long	03/2017	427	1,183	0	(77)
Natural Gas April Futures †	Long	03/2018	203	30	0	(22)
Natural Gas December Futures †	Long	11/2016	313	(144)	0	(91)
Natural Gas January Futures †	Short	12/2016	699	(213)	168	0
Natural Gas January Futures †	Long	12/2017	59	(23)	0	(7)
Natural Gas July Futures †	Long	06/2017	133	(16)	0	(15)
Natural Gas June Futures †	Long	05/2017	266	(97)	0	(43)
Natural Gas March Futures †	Short	02/2017	353	(327)	78	0
Natural Gas March Futures †	Long	02/2018	37	(15)	0	(4)
Natural Gas October Futures †	Short	09/2017	299	(189)	39	0
New York Harbor ULSD Crack Spread April Futures †	Long	04/2017	18	5	4	0
New York Harbor ULSD Crack Spread December Futures †	Short	12/2017	18	(8)	0	(3)
New York Harbor ULSD Crack Spread June Futures †	Long	06/2017	18	6	4	0
New York Harbor ULSD Crack Spread May Futures †	Long	05/2017	18	4	4	0
New York Harbor ULSD Crack Spread November Futures †	Short	11/2017	18	(3)	0	(3)
New York Harbor ULSD Crack Spread October Futures †	Short	10/2017	18	1	0	(3)
New York Harbor ULSD December Futures †	Long	11/2016	50	165	39	0
New York Harbor ULSD January Futures †	Short	12/2016	140	(586)	0	(108)
New York Harbor ULSD June Futures †	Short	05/2017	93	(304)	0	(63)
New York Harbor ULSD March Futures †	Long	02/2017	69	243	50	0
New York Harbor ULSD September Futures †	Long	08/2017	16	36	10	0
Nickel January Futures †	Long	01/2017	205	694	0	0
Platinum January Futures †	Long	01/2017	436	(155)	0	(59)
Put Options Strike @ GBP 98.000 on United Kingdom 90-Day LIBOR Sterling December Futures	Short	12/2016	7,542	147	0	0
Put Options Strike @ GBP 98.000 on United Kingdom 90-Day LIBOR Sterling June Futures	Short	06/2017	1,764	27	0	0
Put Options Strike @ GBP 98.500 on United Kingdom 90-Day LIBOR Sterling December Futures	Long	12/2016	7,542	(763)	0	0
Put Options Strike @ GBP 98.500 on United Kingdom 90-Day LIBOR Sterling June Futures	Long	06/2017	1,764	(98)	0	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	37

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Put Options Strike @ USD 42.000 on Brent Crude December Futures †	Short	10/2016	33	$10	$2	$0
Put Options Strike @ USD 43.000 on Brent Crude December Futures †	Short	10/2016	11	4	1	0
RBOB Gasoline April Futures †	Long	03/2017	174	772	128	0
RBOB Gasoline December Futures †	Short	11/2016	236	(940)	0	(202)
RBOB Gasoline June Futures †	Short	05/2017	174	(986)	0	(119)
RBOB Gasoline March Futures †	Long	02/2017	182	585	141	0
Silver March Futures †	Short	03/2017	128	586	0	(15)
Soybean January Futures †	Long	01/2017	567	(514)	85	0
Soybean Meal March Futures †	Long	03/2017	161	(125)	5	0
Soybean Meal May Futures †	Short	05/2017	161	100	0	(6)
Soybean November Futures †	Short	11/2016	430	774	0	(81)
Soybean November Futures †	Short	11/2017	194	(50)	0	(19)
Sugar No. 11 July Futures †	Long	06/2017	765	1,006	0	(249)
Sugar No. 11 March Futures †	Long	02/2017	1,410	3,564	0	(553)
Sugar No. 11 May Futures †	Short	04/2017	765	(1,222)	274	0
U.S. Treasury 2-Year Note December Futures	Short	12/2016	2,881	282	270	0
U.S. Treasury 5-Year Note December Futures	Long	12/2016	1,464	41	0	(309)
U.S. Treasury 10-Year Note December Futures †	Long	12/2016	3,500	610	0	(1,477)
U.S. Treasury 30-Year Bond December Futures	Short	12/2016	1,236	3,195	1,815	0
United Kingdom Long Gilt December Futures	Short	12/2016	416	545	491	0
Wheat December Futures †	Short	12/2016	137	262	0	(21)
Wheat July Futures †	Short	07/2017	96	203	0	(6)
Wheat March Futures †	Short	03/2017	1,558	(92)	0	(234)
White Sugar March Futures †	Long	02/2017	25	58	0	(8)
WTI Crude August Futures †	Short	07/2017	40	(44)	0	(17)
WTI Crude December Futures †	Long	11/2016	66	151	28	0
WTI Crude December Futures †	Short	11/2017	736	(2,723)	0	(322)
WTI Crude December Futures †	Short	11/2018	60	(60)	0	(26)
WTI Crude February Futures †	Short	01/2017	378	(1,080)	0	(166)
WTI Crude January Futures †	Short	12/2016	8	(11)	0	(3)
WTI Crude June Futures †	Short	05/2017	117	(75)	0	(53)
WTI Crude June Futures †	Short	05/2018	46	(242)	0	(24)
WTI Crude March Futures †	Short	02/2017	408	(735)	0	(180)
WTI Crude March Futures †	Long	02/2018	478	2,105	210	0
WTI Crude November Futures †	Long	10/2016	10	1	4	0
WTI Crude October Futures †	Long	09/2017	80	90	35	0
WTI Crude September Futures †	Long	08/2017	804	4,190	346	0
Zinc January Futures †	Long	01/2017	380	959	0	0

Total Futures Contracts				$8,771	$6,962	$(7,298)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed (Pay) Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-27 5-Year Index	(5.000)%	12/20/2021	$30,000	$(1,372)	$(246)	$0	$(188)
CDX.IG-26 5-Year Index	(1.000)	06/20/2021	45,500	(661)	(122)	0	(71)

				$(2,033)	$(368)	$0	$(259)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the

38	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

(Unaudited)

September 30, 2016

referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-CPURNSA	1.800%	09/12/2026	$	5,200	$(29)	$(29)	$0	$(13)
Pay	3-Month USD-LIBOR *	0.996	04/05/2018		5,100	(1)	(6)	0	(1)
Pay	3-Month USD-LIBOR	1.250	06/15/2018		56,200	430	192	0	(10)
Receive	3-Month USD-LIBOR *	1.500	12/21/2021		133,400	(1,787)	330	253	0
Pay	3-Month USD-LIBOR	2.250	12/16/2022		49,900	3,256	2,911	0	(123)
Receive	3-Month USD-LIBOR *	3.000	09/16/2025		63,500	(3,889)	(3,700)	215	0
Receive	3-Month USD-LIBOR *	2.800	10/28/2025		494,500	(25,302)	(22,648)	1,677	0
Receive	3-Month USD-LIBOR *	2.500	02/22/2026		541,800	(19,144)	(17,410)	1,855	0
Receive	3-Month USD-LIBOR *	2.400	03/16/2026		651,700	(19,764)	(15,435)	2,229	0
Receive	3-Month USD-LIBOR	2.250	06/15/2026		300	(23)	(2)	0	0
Receive	3-Month USD-LIBOR *	2.000	07/27/2026		41,100	(407)	(283)	141	0
Receive	3-Month USD-LIBOR *	1.850	07/27/2026		32,250	(95)	(44)	110	0
Receive	3-Month USD-LIBOR *†	1.750	12/21/2026		16,500	(395)	22	89	0
Receive	3-Month USD-LIBOR *	2.250	12/21/2046		32,310	(3,243)	320	320	0
Receive	6-Month GBP-LIBOR *	0.750	03/15/2027	GBP	158,700	949	(1,792)	854	0
Receive	6-Month JPY-LIBOR	1.000	09/18/2023	JPY	2,140,000	(1,570)	(694)	8	0
Receive	6-Month JPY-LIBOR	1.500	12/21/2045		22,200	(66)	0	1	0

						$(71,080)	$(58,268)	$7,752	$(147)

Total Swap Agreements						$(73,113)	$(58,636)	$7,752	$(406)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2016:

(g)	Securities with an aggregate market value of $79,182 and cash of $19,598 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset (4)			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
PIMCO CommodityRealReturn Strategy Fund® (5)	$0	$3,175	$7,683	$10,858	$(153)	$(1,984)	$(406)	$(2,543)
PIMCO Cayman Commodity Fund I, Ltd. (Subsidiary) (5)	780	3,787	72	4,639	(1,133)	(5,314)	0	(6,447)

Total Exchange-Traded or Centrally Cleared	$780	$6,962	$7,755	$15,497	$(1,286)	$(7,298)	$(406)	$(8,990)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	39

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

(4)	Unsettled variation margin asset of $3 for closed swap agreements is outstanding at period end.
(5)

The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month		Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
									Asset	Liability
AZD	11/2016			AUD	42,593	$		32,638	$59	$0
BOA	10/2016			BRL	63,200			16,036	0	(3,397)
	10/2016			CAD	10,237			7,930	127	0
	10/2016			DKK	30,995			4,633	0	(44)
	10/2016			JPY	15,600,366			153,602	1,215	(1,472)
	10/2016			NZD	73,639			53,251	0	(370)
	10/2016		$		19,469		BRL	63,200	0	(36)
	10/2016				14,354		DKK	95,357	33	0
	11/2016			JPY	5,790,000	$		57,307	114	0
	11/2016	†	$		7,531		CAD	9,871	0	(5)
	04/2017			DKK	118,043	$		17,909	0	(59)
BPS	10/2016			BRL	54,100			14,585	13	(2,063)
	10/2016			GBP	2,488			3,232	8	0
	10/2016			JPY	2,390,000			22,830	0	(765)
	10/2016		$		16,202		BRL	54,100	433	0
	01/2017			BRL	74,800	$		17,225	0	(5,160)
	01/2017			DKK	48,278			7,390	73	0
	04/2017			BRL	57,400			16,319	0	(431)
	04/2017			DKK	122,455			18,706	67	0
BRC	10/2016			BRL	16,133			4,970	9	0
	10/2016		$		4,933		BRL	16,132	27	0
	10/2016				3,042		DKK	20,200	6	0
	11/2016			TWD	780,779	$		24,386	0	(629)
	07/2017			DKK	20,200			3,081	0	(7)
CBK	10/2016			BRL	95,195			27,187	35	(2,119)
	10/2016			GBP	215,587			282,530	3,097	0
	10/2016			JPY	3,480,000			33,237	0	(1,119)
	10/2016		$		29,232		BRL	95,195	39	0
	10/2016				16,436		MXN	323,255	204	0
	01/2017			BRL	17,929	$		5,396	31	0
	01/2017		$		2,327		COP	7,046,410	72	0
DUB	10/2016			BRL	262,569	$		80,885	148	0
	10/2016		$		80,233		BRL	262,569	594	(91)
	10/2016				28,062		CNH	188,225	121	0
	01/2017			BRL	91,900	$		21,241	0	(6,262)
FBF	10/2016			DKK	11,775			1,769	0	(8)
	10/2016		$		1,121		MXN	20,558	0	(63)
GLM	10/2016			BRL	16,133	$		4,933	0	(27)
	10/2016			DKK	6,760			1,025	5	0
	10/2016			EUR	3,843			4,326	13	(3)
	10/2016			GBP	5,513			7,380	234	0
	10/2016		$		4,970		BRL	16,133	0	(9)
	10/2016				226,515		EUR	202,068	478	0
	10/2016				26,708		JPY	2,707,500	0	(8)
	11/2016	†		EUR	201,490	$		226,143	0	(506)
	01/2017			BRL	151,300			35,397	0	(9,882)
HUS	10/2016			CNH	627,547			93,896	47	(113)
	10/2016		$		27,621		DKK	183,503	65	0
	10/2016				289,983		GBP	222,653	0	(1,392)

40	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

(Unaudited)

September 30, 2016

Counterparty	Settlement Month		Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
									Asset	Liability
	11/2016			GBP	222,653	$		290,127	$1,364	$0
	11/2016			PLN	436			112	0	(1)
	11/2016		$		158		SGD	213	0	(3)
	01/2017				2,914		DKK	19,375	22	0
	10/2017			DKK	183,503	$		28,101	0	(89)
IND	10/2016			BRL	78,000			24,028	44	0
	10/2016		$		23,544		BRL	78,000	440	0
	04/2017			BRL	82,800	$		23,705	0	(458)
JPM	10/2016			AUD	32,465			24,490	0	(357)
	10/2016			BRL	627,800			167,762	0	(25,280)
	10/2016			DKK	142,095			21,362	26	(103)
	10/2016		$		191,854		BRL	627,800	1,338	(151)
	10/2016				7,738		CAD	10,237	65	0
	10/2016				11,932		EUR	10,620	0	(2)
	11/2016			CAD	10,237	$		7,739	0	(66)
	11/2016	†		EUR	968			1,083	0	(7)
	11/2016	†		GBP	1,105			1,434	1	0
	11/2016	†	$		816		EUR	730	5	0
	01/2017			BRL	137,200	$		32,275	0	(8,785)
	01/2017			CNH	22,259			3,210	0	(108)
	04/2017			BRL	381,000			109,786	0	(1,398)
	10/2017			DKK	20,770			3,183	0	(7)
MSB	10/2016			BRL	95,195			29,404	132	0
	10/2016			EUR	206,450			233,509	1,594	0
	10/2016		$		29,325		BRL	95,195	0	(54)
	11/2016				29,160			95,195	0	(138)
	01/2017			BRL	17,265	$		5,194	27	0
NAB	10/2016			AUD	10,128			7,722	0	(30)
	10/2016		$		19,053		NZD	26,184	13	0
	11/2016			NZD	26,184	$		19,030	0	(13)
RYL	10/2016		$		1		CNH	10	0	0
SCX	10/2016				1,243		GBP	935	0	(31)
	10/2016				55,421		JPY	5,580,866	0	(385)
	11/2016			JPY	9,120,566	$		90,663	614	0
	11/2016			NZD	47,455			34,439	0	(74)
	01/2017			CNH	180,967			26,263	0	(713)
SOG	10/2016			JPY	5,900,000			55,918	0	(2,281)
	11/2016			HUF	59,087			213	0	(2)
	11/2016		$		188		KRW	209,747	2	0
	11/2016				482		MYR	1,961	0	(7)
	01/2017				30,139		CNH	203,225	156	0
TOR	01/2017			BRL	90,400	$		20,668	0	(6,386)
UAG	10/2016			CNH	226,532			33,879	0	(39)
	10/2016			EUR	2,395			2,695	5	0
	10/2016		$		29,314		JPY	2,982,000	93	0
	11/2016				30,665		INR	2,076,668	360	0
	01/2017			DKK	158,680	$		24,250	202	0

Total Forward Foreign Currency Contracts									$13,870	$(83,008)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	41

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
CBK	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250%	12/27/2016	$ 616,900	$537	$76
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.200	02/13/2017	190,300	93	74
DUB	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.150	06/15/2018	11,500	1,149	1,483
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150	06/15/2018	11,500	1,149	742
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.860	10/23/2018	43,000	2,933	1,180
FBF	Put - OTC 5-Year Interest Rate Swap *	3-Month USD-LIBOR	Receive	3.400	12/05/2016	135,300	988	0
GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250	12/27/2016	1,324,200	1,177	162
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250	01/09/2017	940,600	423	151
MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250	02/06/2017	195,800	98	52
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.200	02/13/2017	1,038,700	509	402
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250	02/21/2017	903,700	481	291
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.720	07/16/2018	119,700	1,365	1,074
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.765	07/16/2018	158,100	1,834	1,324
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.605	10/17/2018	30,700	2,824	1,217
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.608	11/15/2018	8,700	870	358
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.590	12/10/2018	8,700	912	378
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.600	03/29/2019	65,700	6,197	3,209
NGF	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.150	06/15/2018	28,500	2,852	3,674
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150	06/15/2018	28,500	2,851	1,840
RBC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250	02/06/2017	1,208,000	610	321
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.765	07/16/2018	11,000	129	92

							$29,981	$18,100

*	The underlying security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

42	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

(Unaudited)

September 30, 2016

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Cost	Market Value
FAR	Call -OTC 2-Year Interest Rate Floor *	1.600%	3-Month USD-LIBOR	12/06/2019	$ 265,400	$3,716	$ 3,399
NGF	Call - OTC 2-Year Interest Rate Floor *	1.600	3-Month USD-LIBOR	12/06/2019	264,500	3,676	3,387

						$7,392	$ 6,786

*	The underlying security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Cost	Market Value
BPS	Call - OTC Brent Crude Spread December Futures †	$60.000	12/31/2016	$ 24	$59	$7
GST	Call - OTC WTI Crude December Futures †	66.000	12/31/2017	24	46	35
JPM	Call - OTC Brent Crude Spread December Futures †	60.000	12/31/2016	66	152	19
	Call - OTC WTI Crude December Futures †	66.000	12/31/2017	24	40	35

					$297	$96

Total Purchased Options					$37,670	$24,982

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount			Premiums (Received)	Market Value
BPS	Call - OTC CDX.IG-27 5-Year Index	Buy	0.700%	12/21/2016	$		66,900	$(67)	$(80)
	Call - OTC iTraxx Europe 25 5-Year Index	Buy	0.625	11/16/2016		EUR	61,400	(56)	(62)
JPM	Put - OTC iTraxx Europe 25 5-Year Index	Sell	0.900	11/16/2016			62,200	(87)	(31)

								$(210)	$(173)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BRC	Call - OTC GBP versus USD	$	1.370	11/04/2016	GBP	28,590	$(261)	$(10)
GLM	Call - OTC USD versus BRL	BRL	3.400	10/06/2016	$	22,425	(157)	(9)
	Put - OTC USD versus MXN	MXN	19.000	10/27/2016		13,320	(102)	(118)
	Put - OTC USD versus MXN		18.750	11/01/2016		13,290	(72)	(72)
JPM	Call - OTC EUR versus USD	$	1.150	11/16/2016	EUR	12,009	(125)	(39)
SCX	Put - OTC EUR versus USD		1.085	11/03/2016		22,140	(93)	(23)
	Put - OTC EUR versus USD		1.090	11/16/2016		18,500	(132)	(47)
SOG	Put - OTC EUR versus USD		1.100	11/16/2016		12,470	(124)	(50)

							$(1,066)	$(368)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	43

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date (1)	Notional Amount		Premiums (Received)	Market Value
BPS	Floor - OTC CPURNSA	218.803	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	02/11/2021		$85,000	$(863)	$(14)
	Floor - OTC YOY CPURNSA	233.049	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/01/2018		18,900	(163)	(30)
CBK	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020		325,100	(2,907)	(14)
	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020		33,400	(431)	(3)
GLM	Cap - OTC CPALEMU	100.152	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	EUR	31,400	(1,428)	(209)
JPM	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024		$25,800	(179)	(8)
	Floor - OTC YOY CPURNSA	234.812	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/2020		109,200	(1,234)	(871)
	Floor - OTC YOY CPURNSA	238.643	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/02/2020		40,600	(749)	(404)

							$ (7,954)	$(1,553)

(1)	YOY options may have a series of expirations.

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	10/23/2018	$ 215,000	$(3,027)	$(1,143)
FBF	Call - OTC 5-Year Interest Rate Swap *	3-Month USD-LIBOR	Receive	2.400	12/05/2016	135,300	(1,076)	(3,745)
MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	10/17/2018	142,700	(2,831)	(1,063)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	11/15/2018	40,500	(870)	(321)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	12/10/2018	40,500	(913)	(336)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300	03/29/2019	310,300	(6,221)	(2,948)

							$(14,938)	$(9,556)

*	The underlying security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums (Received)	Market Value
FAR	Call - OTC 2-Year Interest Rate Floor *	0.943%	3-Month USD-LIBOR	12/06/2019	$ 530,800	$(3,716)	$(2,592)
NGF	Call - OTC 2-Year Interest Rate Floor *	0.943	3-Month USD-LIBOR	12/06/2019	529,000	(3,680)	(2,584)

						$ (7,396)	$(5,176)

*	The underlying security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

44	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

(Unaudited)

September 30, 2016

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BPS	Call - OTC Gasoline December Futures †	$165.000	12/31/2016	$10	$(71)	$(10)
GST	Call - OTC Heating Oil December Futures †	200.000	12/31/2017	1,008	(60)	(50)
JPM	Call - OTC Gasoline December Futures †	165.000	12/31/2016	28	(183)	(28)
	Call - OTC Heating Oil December Futures †	200.000	12/31/2017	1,008	(55)	(49)

					$(369)	$(137)

Total Written Options					$(31,933)	$(16,963)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2016:

	Balance at Beginning of Period	Sales	Closing Buys	Expirations	Exercised	Balance at End of Period
# of Contracts	1,108	10,235	(4,791)	(1,620)	(2,366)	2,566
Notional Amount in $	$ 2,604,003	$ 2,894,779	$ (1,092,030)	$ (1,492,323)	$ (214,340)	$ 2,700,089
Notional Amount in AUD	AUD 0	AUD 13,850	AUD (13,850)	AUD 0	AUD 0	AUD 0
Notional Amount in EUR	EUR 127,890	EUR 682,889	EUR (123,200)	EUR (336,660)	EUR (130,800)	EUR 220,119
Notional Amount in GBP	GBP 0	GBP 45,290	GBP 0	GBP (16,700)	GBP 0	GBP 28,590
Premiums	$ (26,737)	$ (23,021)	$ 8,319	$ 5,858	$ 1,343	$ (34,238)

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/ Receive	Underlying Reference Commodity	Fixed Price Per Unit	Maturity Date	# of Units	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BPS	Pay	ACSF7 Index †	$4.921	01/31/2017	10,000	$0	$1	$1	$0
	Pay	ACSG7 Index †	4.896	02/28/2017	10,000	0	2	2	0
	Pay	ACSZ6 Index †	2.474	12/31/2016	10,000	0	(1)	0	(1)
	Receive	EURMARGIN 1Q17 †	4.800	03/31/2017	54,000	(9)	14	5	0
	Receive	EURMARGIN 4Q16 †	4.850	12/31/2016	9,000	(5)	15	10	0
	Receive	EURMARGIN CAL16 †	6.400	12/31/2016	219,900	(96)	67	0	(29)
	Receive	EURMARGIN CAL17 †	5.850	12/31/2017	57,600	0	(29)	0	(29)
	Receive	EURSIMP 2H16 †	1.240	12/31/2016	18,000	(2)	23	21	0
	Receive	EURSIMP CAL17 †	0.550	12/31/2017	78,000	0	29	29	0
	Receive	NAPGASFO CAL17 †	16.100	12/31/2017	84,000	0	(129)	0	(129)
	Pay	Natural Gas †	1.441	12/31/2016	22,000	(3)	12	9	0
	Pay	Natural Gas †	2.713	01/31/2017	22,000	0	3	3	0
	Pay	Natural Gas †	2.634	02/28/2017	20,900	(1)	3	2	0
	Receive	OREXIO 1Q17 †	45.250	03/31/2017	9,900	22	19	41	0
	Receive	OREXIO 2Q17 †	44.800	06/30/2017	1,500	0	3	3	0
	Receive	OREXIO 4Q16 †	49.500	12/31/2016	3,000	(18)	29	11	0
	Receive	PLATGOLD Index †	338.750	01/06/2017	34,100	2,295	(405)	1,890	0
GST	Receive	EURMARGIN CAL16 †	5.700	12/31/2016	33,000	0	19	19	0
	Pay	GOLDLNPM Index †	1,088.660	01/06/2017	3,000	0	(686)	0	(686)
	Pay	GOLDLNPM Index †	1,091.950	01/06/2017	500	0	(113)	0	(113)
	Pay	GOLDLNPM Index †	1,314.550	01/06/2017	5,000	0	(16)	0	(16)
	Pay	GOLDLNPM Index †	1,365.100	07/05/2017	500	0	19	19	0
	Receive	OREXIO 1Q17 †	45.750	03/31/2017	25,500	(4)	97	93	0
	Receive	OREXIO 4Q16 †	35.500	12/31/2016	2,400	16	26	42	0
	Receive	PLATGOLD Index †	244.000	01/06/2017	22,900	(434)	(461)	0	(895)
	Receive	PLTMLNPM Index †	845.000	01/06/2017	500	0	94	94	0
	Receive	PLTMLNPM Index †	881.030	01/06/2017	3,000	0	459	459	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	45

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Counterparty	Pay/ Receive	Underlying Reference Commodity	Fixed Price Per Unit	Maturity Date	# of Units	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
	Receive	PLTMLNPM Index †	$1,059.430	01/06/2017	5,000	$0	$(124)	$0	$(124)
	Receive	PLTMLNPM Index †	1,106.500	07/05/2017	500	0	(32)	0	(32)
JPM	Receive	EURMARGIN 1Q17 †	4.750	03/31/2017	24,000	(5)	8	3	0
	Receive	EURMARGIN 4Q16 †	3.700	12/31/2016	48,000	15	96	111	0
	Receive	EURMARGIN 4Q17 †	3.900	12/31/2017	60,000	0	29	29	0
	Receive	EURMARGIN CAL16 †	6.500	12/31/2016	37,200	(28)	19	0	(9)
	Receive	EURMARGIN CAL17 †	5.850	12/31/2017	402,000	(120)	(85)	0	(205)
	Receive	EURSIMP 4Q16 †	0.820	12/31/2016	12,000	0	16	16	0
	Receive	EURSIMP CAL17 †	0.770	12/31/2017	72,000	1	10	11	0
	Receive	NAPGASFO CAL17 †	15.900	12/31/2017	24,000	0	(32)	0	(32)
	Receive	OREXIO 2Q17 †	45.350	06/30/2017	12,600	0	17	17	0
	Receive	USMARGIN V6-H7 †	6.840	03/31/2017	24,000	0	36	36	0
MAC	Receive	CUAC 4Q17 †	36.800	12/31/2017	882,000	1	(8)	0	(7)
	Receive	EURSIMP 2H16 †	0.250	12/31/2016	21,000	0	45	45	0
	Receive	NAPGASFO CAL17 †	16.100	12/31/2017	12,000	(13)	(6)	0	(19)
MYC	Receive	EURMARGIN 1Q17 †	4.660	03/31/2017	42,000	0	9	9	0
	Receive	EURMARGIN CAL17 †	5.780	12/31/2017	82,800	0	(36)	0	(36)
	Receive	EURMARGIN CAL17 †	5.800	12/31/2017	48,000	0	(22)	0	(22)
	Receive	EURSIMP CAL17 †	0.560	12/31/2017	36,000	0	13	13	0
	Receive	EURSIMP CAL17 †	0.780	12/31/2017	24,000	0	3	3	0
	Receive	EURSIMP CAL17 †	0.880	12/31/2017	12,000	0	1	1	0

						$1,612	$(949)	$3,047	$(2,384)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Maturity Date	Implied Credit Spread at September 30, 2016 (4)	Notional Amount (5)	Premiums Paid	Unrealized (Depreciation)	Swap Agreements, at Value
								Asset	Liability
UAG	Royal Bank of Scotland Group PLC	(1.000)%	12/20/2016	1.089%	$ 800	$65	$(65)	$0	$0

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (3)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2016 (4)	Notional Amount (5)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Volkswagen International Finance NV	1.000%	12/20/2016	0.311%	EUR	520	$(4)	$5	$1	$0
CBK	Brazil Government International Bond	1.000	06/20/2021	2.449	$	2,500	(216)	57	0	(159)
	Mexico Government International Bond	1.000	06/20/2021	1.520		3,500	(85)	4	0	(81)
	Volkswagen International Finance NV	1.000	03/20/2017	0.311	EUR	1,750	19	(12)	7	0
DUB	Brazil Government International Bond	1.000	06/20/2021	2.449	$	2,000	(172)	45	0	(127)
	Italy Government International Bond	1.000	03/20/2019	0.924		7,100	(123)	139	16	0
FBF	Brazil Government International Bond	1.000	06/20/2021	2.449		4,000	(277)	22	0	(255)
	Volkswagen International Finance NV	1.000	03/20/2017	0.311	EUR	3,400	37	(23)	14	0
HUS	Brazil Government International Bond	1.000	06/20/2021	2.449	$	3,100	(215)	18	0	(197)

46	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

(Unaudited)

September 30, 2016

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2016 (4)	Notional Amount (5)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Mexico Government International Bond	1.000%	06/20/2021	1.520	$	5,500	$(133)	$6	$0	$(127)
JPM	Brazil Government International Bond	1.000	06/20/2021	2.449		3,600	(251)	22	0	(229)
NGF	Russia Government International Bond	1.000	06/20/2021	1.996		4,600	(282)	79	0	(203)

							$(1,702)	$362	$38	$(1,378)

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Month GBP-UKRPI	3.430%	06/15/2030	GBP	4,400	$1	$300	$301	$0
	Pay	3-Month USD-CPURNSA	1.500	01/15/2017	$	6,680	0	(3)	0	(3)
	Receive	3-Month USD-CPURNSA	1.715	04/15/2017		160,260	0	701	701	0
	Pay	3-Month USD-CPURNSA	2.000	04/15/2017		20,020	0	(30)	0	(30)
	Receive	3-Month USD-CPURNSA	1.010	10/16/2017		21,300	0	197	197	0
	Receive	3-Month USD-CPURNSA *	1.580	05/23/2018		99,000	0	149	149	0
	Receive	3-Month USD-CPURNSA *	1.565	06/07/2018		10,300	0	16	16	0
BPS	Pay	1-Month GBP-UKRPI	3.400	06/15/2030	GBP	30,300	142	1,672	1,814	0
	Pay	1-Month GBP-UKRPI	3.100	06/15/2031		13,200	(36)	(844)	0	(880)
	Receive	3-Month EUR-EXT-CPI	0.550	10/15/2017	EUR	7,400	0	(21)	0	(21)
	Receive	3-Month USD-CPURNSA	2.500	07/15/2022	$	11,100	67	(1,359)	0	(1,292)
BRC	Receive	3-Month USD-CPURNSA	2.017	08/19/2017		36,300	(24)	(1,145)	0	(1,169)
CBK	Pay	1-Month GBP-UKRPI	3.190	04/15/2030	GBP	4,700	0	61	61	0
	Pay	1-Month GBP-UKRPI	3.350	05/15/2030		14,000	78	652	730	0
	Pay	1-Month GBP-UKRPI	3.400	06/15/2030		7,100	615	(190)	425	0
	Pay	1-Month GBP-UKRPI	3.325	08/15/2030		12,300	(41)	445	404	0
	Pay	1-Month GBP-UKRPI	3.275	09/15/2030		7,300	0	135	135	0
	Pay	1-Month GBP-UKRPI	3.100	06/15/2031		18,200	0	(1,214)	0	(1,214)
	Pay	1-Month GBP-UKRPI	3.140	07/15/2031		8,400	(222)	(271)	0	(493)
	Pay	3-Month EUR-EXT-CPI	0.830	05/15/2018	EUR	31,600	0	(156)	0	(156)
	Receive	3-Month EUR-EXT-CPI	0.655	08/15/2018		9,000	(12)	(32)	0	(44)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	47

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Receive	3-Month EUR-EXT-CPI	0.640%	09/15/2018	EUR	4,100	$0	$(17)	$0	$(17)
	Receive	3-Month EUR-EXT-CPI	0.650	10/15/2018		7,000	0	(25)	0	(25)
	Receive	3-Month EUR-EXT-CPI	0.875	05/15/2021		24,000	0	105	105	0
	Pay	3-Month EUR-EXT-CPI	1.177	05/15/2026		5,600	0	34	34	0
DUB	Pay	1-Month GBP-UKRPI	3.350	05/15/2030	GBP	1,300	0	68	68	0
	Pay	1-Month GBP-UKRPI	3.325	08/15/2030		40,600	104	1,230	1,334	0
	Pay	1-Month GBP-UKRPI	3.140	04/15/2031		6,000	(42)	(225)	0	(267)
	Receive	3-Month EUR-EXT-CPI	0.580	10/15/2017	EUR	14,250	(18)	(33)	0	(51)
	Pay	3-Month EUR-EXT-CPI	0.830	05/15/2018		27,300	0	(135)	0	(135)
	Receive	3-Month EUR-EXT-CPI	0.605	09/15/2018		6,500	0	(19)	0	(19)
	Receive	3-Month EUR-EXT-CPI	0.650	10/15/2018		17,070	9	(71)	0	(62)
	Receive	3-Month EUR-EXT-CPI	0.806	04/15/2021		1,200	0	8	8	0
	Receive	3-Month EUR-EXT-CPI	0.875	05/15/2021		20,800	0	91	91	0
	Pay	3-Month EUR-EXT-CPI	1.177	05/15/2026		4,900	(2)	32	30	0
	Receive	3-Month USD-CPURNSA	1.725	03/04/2019	$	4,425	0	(35)	0	(35)
FBF	Pay	1-Month GBP-UKRPI	3.352	05/15/2030	GBP	3,000	0	158	158	0
	Pay	1-Month GBP-UKRPI	3.140	04/15/2031		6,300	0	(280)	0	(280)
	Receive	3-Month EUR-EXT-CPI	0.615	09/15/2018	EUR	1,820	0	(6)	0	(6)
GLM	Pay	1-Month GBP-UKRPI	3.400	06/15/2030	GBP	5,900	18	335	353	0
	Pay	1-Month GBP-UKRPI	3.325	08/15/2030		35,090	(84)	1,237	1,153	0
	Receive	1-Month GBP-UKRPI	3.145	05/15/2046		5,130	87	555	642	0
	Receive	1-Month GBP-UKRPI	3.120	06/15/2046		3,870	0	610	610	0
	Receive	3-Month EUR-EXT-CPI	0.650	09/15/2018	EUR	5,630	(1)	(25)	0	(26)
	Receive	3-Month USD-CPURNSA	2.415	02/12/2017	$	72,600	63	(3,807)	0	(3,744)
	Receive	3-Month USD-CPURNSA	2.175	10/01/2018		20,900	41	(977)	0	(936)
	Receive	3-Month USD-CPURNSA	2.205	10/11/2018		40,400	0	(1,875)	0	(1,875)
JPM	Pay	1-Month GBP-UKRPI	3.275	09/15/2030	GBP	4,000	0	74	74	0
	Receive	3-Month EUR-EXT-CPI	0.580	10/15/2017	EUR	14,900	0	(53)	0	(53)
	Pay	3-Month USD-CPURNSA	2.000	04/15/2017	$	72,900	0	(111)	0	(111)
	Receive	3-Month USD-CPURNSA	1.550	07/26/2021		17,400	0	174	174	0
	Receive	3-Month USD-CPURNSA	1.602	09/12/2021		13,900	0	80	80	0
	Pay	3-Month USD-CPURNSA	1.730	07/26/2026		17,400	0	(259)	0	(259)
	Pay	3-Month USD-CPURNSA	1.762	08/30/2026		2,400	0	(23)	0	(23)
	Pay	3-Month USD-CPURNSA	1.801	09/12/2026		13,900	0	(89)	0	(89)
	Pay	3-Month USD-CPURNSA	1.805	09/12/2026		12,400	0	(75)	0	(75)
	Pay	3-Month USD-CPURNSA	1.780	09/15/2026		15,800	(16)	(126)	0	(142)
MYC	Receive	3-Month EUR-EXT-CPI	0.622	09/15/2018	EUR	6,580	1	(25)	0	(24)
	Pay	3-Month USD-CPURNSA	1.787	07/18/2026	$	34,900	0	(324)	0	(324)
	Pay	3-Month USD-CPURNSA	1.810	07/19/2026		29,700	0	(203)	0	(203)
	Pay	3-Month USD-CPURNSA	1.800	07/20/2026		24,200	0	(189)	0	(189)
	Pay	3-Month USD-CPURNSA	1.805	09/20/2026		5,600	0	(38)	0	(38)
RYL	Pay	1-Month GBP-UKRPI	3.140	07/15/2031	GBP	11,600	0	(681)	0	(681)
	Pay	3-Month EUR-FRCPI	1.140	08/15/2026	EUR	16,300	0	(72)	0	(72)
	Receive	3-Month USD-CPURNSA	2.250	07/15/2017	$	18,300	65	(1,045)	0	(980)
	Receive	3-Month USD-CPURNSA	1.127	11/02/2017		25,400	0	209	209	0
	Receive	3-Month USD-CPURNSA	1.700	10/19/2024		39,500	0	21	21	0
SOG	Receive	3-Month EUR-EXT-CPI	0.680	10/15/2018	EUR	5,400	3	(28)	0	(25)
	Receive	3-Month USD-CPURNSA	1.700	04/15/2017	$	77,540	0	351	351	0
UAG	Pay	1-Month GBP-UKRPI	3.320	05/15/2030	GBP	25,100	0	1,096	1,096	0
	Receive	3-Month EUR-EXT-CPI	0.525	10/15/2017	EUR	31,000	15	(87)	0	(72)
	Receive	3-Month EUR-EXT-CPI	0.610	09/15/2018		6,300	0	(20)	0	(20)

							$811	$(5,447)	$11,524	$(16,160)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

48	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

(Unaudited)

September 30, 2016

TOTAL RETURN SWAPS ON COMMODITY INDICES

Counterparty	Pay/ Receive (6)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrea lized Appre ciation/ (Depre ciation)	Swap Agreem ents, at Value
									Asset	Liability
BOA	Receive	BCOMTR Index †	1,073,957	3-Month U.S. Treasury Bill rate plus a specified spread	02/15/2017	$180,188	$0	$4,900	$4,900	$0
BPS	Receive	BCOMF1T Index †	570,118	3-Month U.S. Treasury Bill rate plus a specified spread	02/15/2017	185,997	0	5,224	5,224	0
	Receive	BCOMTR Index †	3,993,527	3-Month U.S. Treasury Bill rate plus a specified spread	02/15/2017	671,194	0	18,211	18,211	0
	Receive	BCOMTR1 Index †	3,208,790	3-Month U.S. Treasury Bill rate plus a specified spread	02/15/2017	234,386	0	6,369	6,369	0
	Pay	SPGCINP Index †	219,043	(0.050)%	02/15/2017	32,445	0	(1,606)	0	(1,606)
CBK	Receive	BCOMTR Index †	3,403,428	3-Month U.S. Treasury Bill rate plus a specified spread	02/15/2017	571,025	0	15,520	15,520	0
	Receive	BCOMTR11A Index †	690,799	3-Month U.S. Treasury Bill rate plus a specified spread	02/15/2017	168,154	0	4,767	4,767	0
	Receive	BCOMTR2 Index †	2,876,954	3-Month U.S. Treasury Bill rate plus a specified spread	02/15/2017	529,219	0	14,488	14,488	0
	Receive	CVICXMB2 Index †	441,406	0.100%	02/15/2017	47,304	0	(54)	0	(54)
	Receive	CVICXMB3 Index †	411,324	0.100%	02/15/2017	47,563	0	(11)	0	(11)
CIB	Receive	BCOMTR Index †	369,575	3-Month U.S. Treasury Bill rate plus a specified spread	02/17/2017	62,007	0	1,685	1,685	0
FBF	Receive	BCOMTR Index †	2,105,457	3-Month U.S. Treasury Bill rate plus a specified spread	02/15/2017	353,252	0	9,604	9,604	0
	Receive	CSCU115E Index †	97,786	0.100%	02/15/2017	30,272	0	540	540	0
	Pay	CSMFHGER Index †	137,642	0.000%	02/15/2017	28,675	0	(677)	0	(677)
GST	Receive	BCOMF1T Index †	31,305	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2017	10,213	0	287	287	0
	Receive	BCOMTR Index †	2,761,064	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2017	463,249	0	12,589	12,589	0
	Receive	BCOMTR1 Index †	1,230,615	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2017	222,327	0	6,041	6,041	0
	Receive	BCOMTR11A Index †	2,135,812	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2017	478,950	0	13,423	13,423	0
	Receive	BCOMTR2 Index †	1,175,098	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2017	200,091	0	5,470	5,470	0
	Pay	SPGCINP Index †	70,030	(0.050)%	08/15/2017	10,373	0	(1,252)	0	(1,252)
JPM	Pay	BCOMLC3T Index †	183,260	3-Month U.S. Treasury Bill rate plus a specified spread	02/15/2017	40,958	0	2,522	2,522	0
	Receive	BCOMLC5 Index †	405,365	0.000%	02/15/2017	47,574	0	(2,559)	0	(2,559)
	Pay	BCOMLH3 Index †	243,186	0.000%	02/15/2017	26,142	0	2,403	2,403	0
	Receive	BCOMLH5 Index †	193,071	0.000%	02/15/2017	32,332	0	(1,949)	0	(1,949)
	Receive	BCOMTR Index †	994,398	3-Month U.S. Treasury Bill rate plus a specified spread	02/15/2017	166,839	0	4,534	4,534	0
	Receive	JMABCTNE Index †	370,900	0.150%	02/15/2017	41,712	0	(21)	0	(21)
	Receive	JMABDEWE Index †	86,094	0.300%	02/15/2017	86,666	0	(94)	0	(94)
	Receive	JMABNICP Index †	269,728	3-Month U.S. Treasury Bill rate plus a specified spread	02/15/2017	117,155	0	4,448	4,448	0
	Pay	SPGCINP Index †	4,930	(0.050)%	02/15/2017	737	0	(29)	0	(29)
MAC	Receive	BCOMTR1 Index †	1,172,285	3-Month U.S. Treasury Bill rate plus a specified spread	02/15/2017	109,492	0	2,975	2,975	0
	Receive	BCOMTR2 Index †	3,468,730	3-Month U.S. Treasury Bill rate plus a specified spread	02/15/2017	311,366	0	8,528	8,528	0
MEI	Receive	BCOMTR1 Index †	412,167	3-Month U.S. Treasury Bill rate plus a specified spread	02/15/2017	55,090	0	784	784	0
	Receive	BCOMTR2 Index †	2,945,323	3-Month U.S. Treasury Bill rate plus a specified spread	02/15/2017	370,499	0	10,310	10,310	0
MYC	Receive	BCOMTR Index †	1,473,281	3-Month U.S. Treasury Bill rate plus a specified spread	02/15/2017	247,186	0	6,719	6,719	0
	Receive	BCOMTR1 Index †	1,880,818	3-Month U.S. Treasury Bill rate plus a specified spread	02/15/2017	349,289	0	9,489	9,489	0
RBC	Receive	BCOMTR Index †	601,359	3-Month U.S. Treasury Bill rate plus a specified spread	02/15/2017	100,896	0	2,741	2,741	0
SOG	Receive	BCOMTR Index †	279,509	3-Month U.S. Treasury Bill rate plus a specified spread	02/15/2017	46,896	0	1,274	1,274	0
	Receive	BCOMTR2 Index †	3,306,863	3-Month U.S. Treasury Bill rate plus a specified spread	02/15/2017	204,286	0	5,604	5,604	0
UAG	Receive	BCOMTR Index †	35,000	3-Month U.S. Treasury Bill rate plus a specified spread	02/15/2017	5,872	0	160	160	0

							$0	$173,357	$181,609	$(8,252)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	49

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

(6)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

VOLATILITY SWAPS

Counterparty	Pay/ Receive Volatility	Reference Entity	Volatility Strike	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
GST	Pay	GOLDLNPM Index (7)†	3.901%	05/04/2017	$6,850	$0	$95	$95	$0
	Pay	GOLDLNPM Index (7)†	4.000	05/08/2017	3,300	0	48	48	0
	Pay	GOLDLNPM Index (7)†	7.981	04/22/2020	14,078	0	418	418	0
	Pay	GOLDLNPM Index (7)†	8.585	04/27/2020	17,746	0	630	630	0
	Pay	GOLDLNPM Index (7)†	8.703	04/28/2020	10,000	0	366	366	0
	Pay	GOLDLNPM Index (7)†	7.023	07/29/2020	16,068	0	474	474	0
	Pay	LME Copper December Futures (7)†	5.244	12/07/2016	961	0	26	26	0
	Pay	LME Copper October Futures (7)†	4.516	10/05/2016	1,510	0	42	42	0
JPM	Pay	GOLDLNPM Index (7)†	10.890	04/29/2020	7,424	0	430	430	0
	Pay	GOLDLNPM Index (7)†	11.156	05/07/2020	13,922	0	840	840	0
	Pay	GOLDLNPM Index (7)†	9.000	07/24/2020	8,000	0	302	302	0
MAC	Pay	LME Copper October Futures (7)†	5.221	10/05/2016	961	0	31	31	0

						$0	$3,702	$3,702	$0

Total Swap Agreements						$786	$170,960	$199,920	$(28,174)

(7)	Variance Swap

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2016:

(i)	Securities with an aggregate market value of $80,361 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure (8)
PIMCO CommodityRealReturn Strategy Fund®
AZD	$59	$0	$0	$59	$0	$0	$0	$0	$59	$0	$59
BOA	1,489	0	1,365	2,854	(5,378)	0	(33)	(5,411)	(2,557)	3,348	791
BPS	594	0	1,814	2,408	(8,419)	(186)	(2,193)	(10,798)	(8,390)	8,812	422
BRC	42	0	0	42	(636)	(10)	(1,169)	(1,815)	(1,773)	1,692	(81)
CBK	3,478	150	1,901	5,529	(3,238)	(17)	(2,189)	(5,444)	85	0	85
DUB	863	3,405	1,547	5,815	(6,353)	(1,143)	(696)	(8,192)	(2,377)	2,152	(225)
FAR	0	3,399	0	3,399	0	(2,592)	0	(2,592)	807	(560)	247
FBF	0	0	172	172	(71)	(3,745)	(541)	(4,357)	(4,185)	4,547	362
GLM	730	313	2,758	3,801	(10,431)	(408)	(6,581)	(17,420)	(13,619)	11,200	(2,419)
HUS	1,498	0	0	1,498	(1,598)	0	(324)	(1,922)	(424)	113	(311)
IND	484	0	0	484	(458)	0	0	(458)	26	0	26
JPM	1,429	0	328	1,757	(36,257)	(1,353)	(981)	(38,591)	(36,834)	37,388	554
MSB	1,753	0	0	1,753	(192)	0	0	(192)	1,561	(1,660)	(99)
MYC	0	8,305	0	8,305	0	(4,668)	(778)	(5,446)	2,859	(4,180)	(1,321)
NAB	13	0	0	13	(43)	0	0	(43)	(30)	0	(30)

50	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

(Unaudited)

September 30, 2016

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure (8)
NGF	$0	$8,901	$0	$8,901	$0	$(2,584)	$(203)	$(2,787)	$6,114	$(6,007)	$107
RBC	0	413	0	413	0	0	0	0	413	(540)	(127)
RYL	0	0	230	230	0	0	(1,733)	(1,733)	(1,503)	1,500	(3)
SCX	614	0	0	614	(1,203)	(70)	0	(1,273)	(659)	497	(162)
SOG	158	0	351	509	(2,290)	(50)	(25)	(2,365)	(1,856)	2,161	305
TOR	0	0	0	0	(6,386)	0	0	(6,386)	(6,386)	6,911	525
UAG	660	0	1,096	1,756	(39)	0	(92)	(131)	1,625	(1,680)	(55)

PIMCO Cayman Commodity Fund I, Ltd. (Subsidiary)
BOA	0	0	4,900	4,900	(5)	0	0	(5)	4,895	(4,650)	245
BPS	0	7	31,831	31,838	0	(10)	(1,794)	(1,804)	30,034	(26,540)	3,494
CBK	0	0	34,775	34,775	0	0	(65)	(65)	34,710	(32,750)	1,960
CIB	0	0	1,685	1,685	0	0	0	0	1,685	(1,530)	155
FBF	0	0	10,144	10,144	0	0	(677)	(677)	9,467	(9,080)	387
GLM	0	0	0	0	(4)	0	0	(4)	(4)	0	(4)
GST	0	35	40,635	40,670	0	(50)	(3,118)	(3,168)	37,502	(33,160)	4,342
JPM	6	54	15,702	15,762	(7)	(77)	(4,898)	(4,982)	10,780	(8,070)	2,710
MAC	0	0	11,579	11,579	0	0	(26)	(26)	11,553	(10,970)	583
MEI	0	0	11,094	11,094	0	0	0	0	11,094	(10,460)	634
MYC	0	0	16,234	16,234	0	0	(58)	(58)	16,176	(29,931)	(13,755)
RBC	0	0	2,741	2,741	0	0	0	0	2,741	(2,440)	301
SOG	0	0	6,878	6,878	0	0	0	0	6,878	(6,270)	608
UAG	0	0	160	160	0	0	0	0	160	0	160

Total Over the Counter	$13,870	$24,982	$199,920	$238,772	$(83,008)	$(16,963)	$(28,174)	$(128,145)

(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$780	$0	$0	$0	$0	$780
Futures	3,787	0	0	0	3,175	6,962
Swap Agreements	0	0	0	0	7,755	7,755

	$4,567	$0	$0	$0	$10,930	$15,497

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$13,870	$0	$13,870
Purchased Options	96	0	0	0	24,886	24,982
Swap Agreements	188,358	38	0	0	11,524	199,920

	$188,454	$38	$0	$13,870	$36,410	$238,772

	$193,021	$38	$0	$13,870	$47,340	$254,269

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	51

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$1,133	$0	$0	$0	$153	$1,286
Futures	5,274	0	0	0	2,024	7,298
Swap Agreements	0	259	0	0	147	406

	$6,407	$259	$0	$0	$2,324	$8,990

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$83,008	$0	$83,008
Written Options	137	173	0	368	16,285	16,963
Swap Agreements	10,636	1,378	0	0	16,160	28,174

	$10,773	$1,551	$0	$83,376	$32,445	$128,145

	$17,180	$1,810	$0	$83,376	$34,769	$137,135

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$1,261	$0	$0	$0	$(89)	$1,172
Written Options	558	0	0	0	862	1,420
Futures	(19,670)	0	0	0	(6,203)	(25,873)
Swap Agreements	0	(850)	0	0	(40,369)	(41,219)

	$(17,851)	$(850)	$0	$0	$(45,799)	$(64,500)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$35,833	$0	$35,833
Purchased Options	(119)	0	0	(277)	(7,894)	(8,290)
Written Options	1,472	705	0	2,151	4,101	8,429
Swap Agreements	301,911	202	0	156	680	302,949

	$303,264	$907	$0	$37,863	$(3,113)	$338,921

	$285,413	$57	$0	$37,863	$(48,912)	$274,421

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(55)	$0	$0	$0	$12	$(43)
Written Options	628	0	0	0	113	741
Futures	15,965	0	0	0	1,947	17,912
Swap Agreements	0	(350)	0	0	(16,768)	(17,118)

	$16,538	$(350)	$0	$0	$(14,696)	$1,492

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(67,713)	$0	$(67,713)
Purchased Options	(103)	0	0	6	(5,094)	(5,191)
Written Options	(484)	(51)	0	622	7,539	7,626
Swap Agreements	179,122	61	0	0	(5,846)	173,337

	$178,535	$10	$0	$(67,085)	$(3,401)	$108,059

	$195,073	$(340)	$0	$(67,085)	$(18,097)	$109,551

52	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

(Unaudited)

September 30, 2016

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Investments in Securities, at Value
Bank Loan Obligations	$0	$96	$0	$96
Corporate Bonds & Notes
Banking & Finance	0	254,905	0	254,905
Industrials	0	37,772	0	37,772
Utilities	0	21,276	0	21,276
U.S. Government Agencies	0	404,661	0	404,661
U.S. Treasury Obligations	0	6,541,130	0	6,541,130
Non-Agency Mortgage-Backed Securities	0	237,562	0	237,562
Asset-Backed Securities	0	78,255	0	78,255
Sovereign Issues	0	840,943	5,000	845,943
Preferred Securities
Banking & Finance	4,584	0	0	4,584
Short-Term Instruments
Certificates of Deposit	0	57,907	0	57,907
Repurchase Agreements	0	171,030	0	171,030
Japan Treasury Bills	0	215,896	0	215,896
U.S. Treasury Bills	0	60,807	0	60,807
	$4,584	$8,922,240	$5,000	$8,931,824

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$20,444	$0	$0	$20,444

Total Investments	$25,028	$8,922,240	$5,000	$8,952,268

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(12,852)	$0	$(12,852)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	7,742	7,752	0	15,494
Over the counter	0	238,662	110	238,772
	$7,742	$246,414	$110	$254,266

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(8,431)	(559)	0	(8,990)
Over the counter	0	(128,008)	(137)	(128,145)
	$(8,431)	$(128,567)	$(137)	$(137,135)

Totals	$24,339	$9,027,235	$4,973	$9,056,547

There were no significant transfers between Levels 1, 2, or 3 during the period ended September 30, 2016.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	53

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A, Class C and Class R shares of the PIMCO CommodityRealReturn Strategy Fund® (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income   Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Consolidated Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from registered investment companies are recorded as dividend income. Long-term capital gain distributions received from registered investment companies are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency   The functional and reporting currency for the Fund is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities

54	PIMCO COMMODITYREALRETURN STRATEGY FUND®

(Unaudited)

September 30, 2016

denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Consolidated Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multiclass Operations   Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders   Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of transactions that may cause character differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	55

Notes to Financial Statements (Cont.)

amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) Consolidated Statement of Cash Flows   U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a Consolidated Statement of Cash Flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the entity’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the entity had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Funds with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements or sale-buyback transactions, have been determined to be at a level requiring a Consolidated Statement of Cash Flows. The Consolidated Statement of Cash Flows, as applicable, has been prepared using the indirect method which requires net increase (decrease) in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(f) New Accounting Pronouncements   In August 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. The ASU did not have an impact on the Fund’s financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

56	PIMCO COMMODITYREALRETURN STRATEGY FUND®

(Unaudited)

September 30, 2016

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies   The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class. On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time its NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	57

Notes to Financial Statements (Cont.)

the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

58	PIMCO COMMODITYREALRETURN STRATEGY FUND®

(Unaudited)

September 30, 2016

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy   U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Fund.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	59

Notes to Financial Statements (Cont.)

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value   The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately

60	PIMCO COMMODITYREALRETURN STRATEGY FUND®

(Unaudited)

September 30, 2016

held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value   When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short-Term Floating NAV Portfolio III (“Central Fund”) to the extent permitted by the Act and rules thereunder. The Central Fund is a registered investment

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	61

Notes to Financial Statements (Cont.)

company created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Fund are money market and short maturity fixed income instruments. The Central Fund may incur expenses related to its investment activities, but does not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Fund is considered to be affiliated with the Fund. The table below shows the Fund’s transactions in and earnings from investments in the affiliated Fund for the period ended September 30, 2016 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$750,688	$2,007,738	$(2,738,200)	$404	$(186)	$20,444	$939	$0
†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(d) in the Notes to Financial Statements for more information.

(b) Investments in Securities

Delayed-Delivery Transactions   The Fund may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds   The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity.

Loan Participations, Assignments and Originations   The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the

62	PIMCO COMMODITYREALRETURN STRATEGY FUND®

(Unaudited)

September 30, 2016

loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Consolidated Statement of Operations. As of September 30, 2016, the Fund had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities   The Fund may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	63

Notes to Financial Statements (Cont.)

exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

U.S. Government Agencies or Government-Sponsored Enterprises  The Fund may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or

64	PIMCO COMMODITYREALRETURN STRATEGY FUND®

(Unaudited)

September 30, 2016

guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The Fund may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a To Be Announced (“TBA”) security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Consolidated Statement of Assets and Liabilities as an asset or liability, respectively.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Fund may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements, and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	65

Notes to Financial Statements (Cont.)

security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks   The Fund may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Fund may enter into short sales transactions. A short sale is a transaction in which the Fund sells securities it may not own in anticipation of a decline in the fair value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Fund is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

66	PIMCO COMMODITYREALRETURN STRATEGY FUND®

(Unaudited)

September 30, 2016

(a) Forward Foreign Currency Contracts  The Fund may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Fund may enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  The Fund may write or purchase options to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	67

Notes to Financial Statements (Cont.)

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  The Fund may write or purchase credit default swaptions to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  The Fund may write or purchase foreign currency options. Purchasing foreign currency options gives the Fund the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  The Fund may write or purchase inflation-capped options to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  The Fund may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Interest Rate-Capped Options  Certain Funds may write or purchase interest rate-capped options to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect the Fund from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Options on Commodity Futures Contracts  The Fund may write or purchase options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise of a Commodity Option will not include physical delivery of the underlying commodity but will result in a cash transfer amount of the difference between the current market value of the underlying futures contract and the strike price. For an option that is in-the-money, the Fund will normally offset its position rather than exercise the option to retain any remaining time value.

68	PIMCO COMMODITYREALRETURN STRATEGY FUND®

(Unaudited)

September 30, 2016

Options on Exchange-Traded Futures Contracts  The Fund may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Indices  The Fund may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

Options on Securities  The Fund may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. The Fund may write or purchase options to enhance returns or to hedge an existing position or future investment.

(d) Swap Agreements  The Fund may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Consolidated Statement of Operations.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	69

Notes to Financial Statements (Cont.)

For purposes of applying the Fund’s investment policies and restrictions, swap agreements are generally valued by the Fund at market value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Commodity Forward Swap Agreements  The Fund may invest in commodity forward swap agreements (“Commodity Forwards”) to gain or mitigate exposure to the underlying referenced commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying referenced commodity exceeds or falls short of the offsetting payment obligation, the Fund will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements  The Fund may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income

70	PIMCO COMMODITYREALRETURN STRATEGY FUND®

(Unaudited)

September 30, 2016

throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	71

Notes to Financial Statements (Cont.)

Interest Rate Swap Agreements   The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements   The Fund may enter into total return swap agreements to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

Volatility Swap Agreements   The Fund also may enter into forward volatility agreements, also known as volatility swaps. In a volatility swap, the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, the Fund may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Fund will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Fund will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference

72	PIMCO COMMODITYREALRETURN STRATEGY FUND®

(Unaudited)

September 30, 2016

between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Fund would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Fund would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL RISKS

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Fund may be subject to, please see the Important Information About the Fund.

Market Risks   The Fund’s investments in financial derivative instruments and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign (non U.S.) currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by the Fund will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Fund may lose money if these changes are not anticipated by the Fund’s management. The Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). At present, the U.S. and many parts of the world, including certain European countries, are at or near historically low interest rates. The Fund may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Fund to lose value. If the Fund lost enough value, the Fund could

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	73

Notes to Financial Statements (Cont.)

face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Fund. Also, the Fund may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Fund in the same manner as a high volume of redemption requests. Large shareholder transactions may impact the Fund’s liquidity and net asset value. Such transactions may also increase the Fund’s transaction costs or otherwise cause the Fund to perform differently than intended. Moreover, the Fund is subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder.

To the extent that the Fund may invest in securities and instruments that are economically tied to Russia, the Fund is subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Fund’s performance and/or ability to achieve its investment objective. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the Fund’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

74	PIMCO COMMODITYREALRETURN STRATEGY FUND®

(Unaudited)

September 30, 2016

The Fund’s investments in commodity-linked financial derivative instruments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks   The Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the creditworthiness of the Fund’s clearing broker, or the clearinghouse itself, rather than to a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Fund. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Fund through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Fund exceed a predetermined threshold, such counterparty shall advance collateral to the Fund in the form of cash or securities equal in value to the unpaid amount owed to the Fund. The Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements   The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	75

Notes to Financial Statements (Cont.)

credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the

76	PIMCO COMMODITYREALRETURN STRATEGY FUND®

(Unaudited)

September 30, 2016

United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

8. BASIS FOR CONSOLIDATION

The PIMCO Cayman Commodity Fund I, Ltd. (the “Commodity Subsidiary”), a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Fund and the Commodity Subsidiary, if any. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Fund and the Commodity Subsidiary, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. See the table below for details regarding the structure, incorporation and relationship as of period end of the Commodity Subsidiary to the Fund (amounts in thousands).

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	77

Notes to Financial Statements (Cont.)

Date of Incorporation	07/21/2006
Subscription Agreement	08/01/2006
Consolidated Fund Net Assets	$6,638,608
Subsidiary % of Fund Net Assets	19.5%
Subsidiary Financial Statement Information
Total assets	$2,075,344
Total liabilities	781,366
Net assets	$1,293,978
Total income	25,743
Net investment income (loss)	19,484
Net realized gain (loss)	286,506
Net change in unrealized appreciation (depreciation)	196,061
Increase (decrease) in net assets resulting from operations	$502,051

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.49%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Supervisory and Administrative Fees for all classes, as applicable, are charged at an annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Supervisory and Administrative Fee
Institutional Class	0.25%
Class P	0.35%
Administrative Class	0.25%
Class D	0.45%
Class A	0.45%
Class C	0.45%
Class R	0.45%

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

78	PIMCO COMMODITYREALRETURN STRATEGY FUND®

(Unaudited)

September 30, 2016

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of the Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, the Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A	—	0.25%
Class C	0.75%	0.25%
Class R	0.25%	0.25%

	Distribution and/or Servicing Fee
Administrative Class and Class D	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund. For the period ended September 30, 2016, the Distributor retained $3,410,859 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	79

Notes to Financial Statements (Cont.)

audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $145,000, plus $15,000 for each Board meeting attended in person, $750 ($2,000 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000, the valuation oversight committee lead receives an additional annual retainer of $8,500 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional annual retainer of $4,250) and the governance committee chair receives an additional annual retainer of $2,250. The Lead Independent Trustee receives an annual retainer of $13,000.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets except PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses   The Commodity Subsidiary has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and administrative services fee at the annual rate of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and Supervisory and Administrative Fee it receives from the Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. During the period ended September 30, 2016, the amount was $5,004,864.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

80	PIMCO COMMODITYREALRETURN STRATEGY FUND®

(Unaudited)

September 30, 2016

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended September 30, 2016, the Fund engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands):

Purchases	Sales
$658,424	$41,441

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2016, were as follows (amounts in thousands):

U S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$5,915,892	$4,820,196	$387,321	$640,882

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	81

Notes to Financial Statements (Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 09/30/2016 (Unaudited)		Year Ended 03/31/2016
	Shares	Amount	Shares~	Amount

Receipts for shares sold
Institutional Class	236,013	$1,621,859	371,393	$2,653,158
Class P	18,577	128,378	45,583	326,230
Administrative Class	4,259	28,874	12,966	97,054
Class D	7,402	50,316	17,274	125,705
Class A	5,984	40,694	15,547	109,949
Class C	708	4,595	1,893	13,251
Class R	1,117	7,452	2,807	19,689

Issued as reinvestment of distributions
Institutional Class	5,201	35,829	36,116	267,521
Class P	445	3,063	4,490	33,024
Administrative Class	96	646	1,434	10,281
Class D	249	1,684	2,288	16,482
Class A	225	1,516	2,264	16,269
Class C	40	255	836	5,807
Class R	34	225	348	2,432

Cost of shares redeemed
Institutional Class	(131,262)	$(912,095)	(683,025)	$(4,930,814)
Class P	(24,525)	(168,288)	(82,416)	(584,755)
Administrative Class	(14,300)	(96,970)	(14,022)	(98,887)
Class D	(8,691)	(59,212)	(25,240)	(187,053)
Class A	(9,606)	(65,241)	(24,105)	(173,795)
Class C	(2,394)	(15,463)	(9,853)	(68,513)
Class R	(1,906)	(12,844)	(1,500)	(10,289)
Net increase (decrease) resulting from Fund share transactions	87,666	$595,273	(324,922)	$(2,357,254)
~	A one for two reverse share split, effective August 7, 2015, has been retroactively applied.

14. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a non-public investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

82	PIMCO COMMODITYREALRETURN STRATEGY FUND®

(Unaudited)

September 30, 2016

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with the opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Fund or on PIMCO’s ability to provide investment management services to any Fund.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of September 30, 2016, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the fiscal years ending in 2013-2015, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives. The Fund may also gain exposure indirectly to commodity markets by investing in the Commodity Subsidiary, which invests primarily in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and/or other fixed income instruments.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Fund must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Fund will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in the Commodity Subsidiary.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	83

Notes to Financial Statements (Cont.)

(Unaudited)

September 30, 2016

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Fund’s investments in the Commodity Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its Prospectus.

The IRS recently issued proposed regulations that, if finalized, would generally treat the Fund’s income inclusion with respect to the Commodity Subsidiary as qualifying income only if there is a distribution out of the earnings and profits of the Commodity Subsidiary that are attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final.

The IRS also recently issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as income for Federal income tax purposes.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2016, the Fund had the following post-effective capital losses with no expiration (amounts in thousands):

Short-Term	Long-Term
$198,797	$352,493

As of September 30, 2016, the aggregate cost and the net unrealized appreciation (depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
$9,897,136	$0	$(944,868)	$(944,868)
†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

84	PIMCO COMMODITYREALRETURN STRATEGY FUND®

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	JPM	JPMorgan Chase Bank N.A.
BCY	Barclays Capital, Inc.	JPS	JPMorgan Securities, Inc.
BOA	Bank of America N.A.	MAC	Macquarie Bank Limited
BOM	Bank of Montreal	MEI	Merrill Lynch International
BOS	Banc of America Securities LLC	MSB	Morgan Stanley Bank, N.A
BPS	BNP Paribas S.A.	MSC	Morgan Stanley & Co., Inc.
BRC	Barclays Bank PLC	MYC	Morgan Stanley Capital Services, Inc.
BSN	Bank of Nova Scotia	NAB	National Australia Bank Ltd.
CBK	Citibank N.A.	NGF	Nomura Global Financial Products, Inc.
CIB	Canadian Imperial Bank of Commerce	NOM	Nomura Securities International, Inc.
DEU	Deutsche Bank Securities, Inc.	RBC	Royal Bank of Canada
DUB	Deutsche Bank AG	RDR	RBC Capital Markets
FAR	Wells Fargo Bank National Association	RYL	Royal Bank of Scotland Group PLC
FBF	Credit Suisse International	SCX	Standard Chartered Bank
GLM	Goldman Sachs Bank USA	SGY	Societe Generale, New York
GRE	RBS Securities, Inc.	SOG	Societe Generale
GSC	Goldman Sachs & Co.	SSB	State Street Bank and Trust Co.
GST	Goldman Sachs International	TDM	TD Securities (USA) LLC
HUS	HSBC Bank USA N.A.	TOR	Toronto Dominion Bank
IND	Crédit Agricole Corporate and Investment Bank S.A.	UAG	UBS AG Stamford

Currency Abbreviations:
AUD	Australian Dollar	JPY	Japanese Yen
BRL	Brazilian Real	KRW	South Korean Won
CAD	Canadian Dollar	MXN	Mexican Peso
CNH	Chinese Renminbi (Offshore)	MYR	Malaysian Ringgit
COP	Colombian Peso	NZD	New Zealand Dollar
DKK	Danish Krone	PLN	Polish Zloty
EUR	Euro	SGD	Singapore Dollar
GBP	British Pound	TWD	Taiwanese Dollar
HUF	Hungarian Forint	USD (or $)	United States Dollar
INR	Indian Rupee

Exchange Abbreviations:
CBOT	Chicago Board of Trade	NYMEX	New York Mercantile Exchange
ICE	IntercontinentalExchange®	OTC	Over the Counter
LME	London Metal Exchange

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	85

Glossary: (abbreviations that may be used in the preceding statements) (Cont.)

(Unaudited)

Index/Spread Abbreviations:
ACSF7 Index	Algonquin Cityfates Natural Gas Basis Futures Index Jan 17	CUAC	Corn-Ethanol Spread Calendar Swap
ACSG7 Index	Algonquin Cityfates Natural Gas Basis Futures Index Feb 17	CVICXMB2	Citi Congestion Ex PM M F2 Index
ACSZ6 Index	Algonquin Cityfates Natural Gas Basis Futures Index Dec 16	CVICXMB3	Citi Congestion Ex PM M F3 Index
BCOMF1T	Bloomberg Commodity Index 1-Month Forward Total Return	EURMARGIN	European Refined Margin
BCOMLC3T	Bloomberg Live Cattle 3-Month Forward	EURSIMP	Weighted Basket of Refined Products
BCOMLC5	Bloomberg Live Cattle Sub-Index 5-Month Forward	EXT-CPI	Excluding Tobacco-Non-revised Consumer Price Index
BCOMLH3	Bloomberg Lean Hogs Sub-Index 3-Month Forward	FRCPI	France Consumer Price Index
BCOMLH5	Bloomberg Lean Hogs Sub-Index 5-Month Forward	GOLDLNPM	London Gold Market Fixing Ltd. PM
BCOMTR	Bloomberg Commodity Index Total Return	JMABCTNE	J.P. Morgan JMABCTNE Commodity Index
CDX.HY	Credit Derivatives Index - High Yield	JMABDEWE	J.P. Morgan JMABDEWE Commodity Index
CDX.IG	Credit Derivatives Index - Investment Grade	JMABNICP	JPMorgan Nic P Custom Index
CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	OREXIO	Iron Ore Spread
CPI	Consumer Price Index	PLTMLNPM	London Platinum & Palladium Market PM Fix
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	SPGCINP	S&P GSCI Industrial Metals ER
CSMFHGER	CS Multi-Asset Futures Copper High Grade Excess Return Index	UKRPI	United Kingdom Retail Price Index
CSCU115E	Credit Suisse Custom 115 Excess Return Index	ULSD	Ultra-Low Sulfur Diesel

Other Abbreviations:
ABS	Asset-Backed Security	oz.	Ounce
ALT	Alternate Loan Trust	RBOB	Reformulated Blendstock for Oxygenate Blending
CLO	Collateralized Loan Obligation	REMIC	Real Estate Mortgage Investment Conduit
LIBOR	London Interbank Offered Rate	WTI	West Texas Intermediate
NCUA	National Credit Union Administration

86	PIMCO COMMODITYREALRETURN STRATEGY FUND®

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement and Amended and Restated Sub-Advisory Agreement

At a meeting held on August 15-16, 2016, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2017. The Board also considered and unanimously approved the renewal of the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement” and together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2017. In addition, the Board considered and unanimously approved the renewal of the: (i) Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); and (ii) Amended and Restated Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between PIMCO, on behalf of PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE Fundamental PLUS EMG Fund, PIMCO RAE Fundamental PLUS Fund, PIMCO RAE Fundamental PLUS International Fund, PIMCO RAE Fundamental PLUS Small Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund, PIMCO RAE Worldwide Fundamental Advantage PLUS Fund and PIMCO RAE Worldwide Long/Short PLUS Fund, each a series of the Trust, and Research Affiliates, each for an additional one-year term through August 31, 2017.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Funds, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds, and information about the

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	87

Approval of Investment Advisory Contract and Other Agreements (Cont.)

fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance information and fee and expense data. The Board received presentations on matters related to the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 15-16, 2016 meeting. The Independent Trustees also conducted a telephonic meeting with counsel to the Trust and the Independent Trustees in advance of the August 15-16, 2016 meeting to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement. In addition, the Independent Trustees requested and received additional information from PIMCO including, but not limited to, information related to profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to investing in information technology and infrastructure supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract, retain and

88	PIMCO COMMODITYREALRETURN STRATEGY FUND®

(Unaudited)

promote qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Funds.

The Trustees considered information they had received about the steps that PIMCO has taken with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the Counterparty Risk Committee, which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees also considered that PIMCO has continued to strengthen the process it uses to assess the financial stability of counterparties with which the Funds do business, to manage collateral and to protect the Funds from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2015, including, but not limited to: continuing enhancement of analytics and technology systems; enhancing data processing and security and development tools and applications; continuing investment in its enterprise risk management function, including PIMCO’s cybersecurity program; building specialized talent in the PIMCO Global Advisory Board and continuing to hire new portfolio managers; continuing to expand the Funds Business Group global operating model; developing a website monitoring application to ensure accurate data content; engaging a third-party to perform an independent assessment of the application utilized for income servicing and enhancing the application to provide portfolio managers with more timely and high quality quarterly reporting; establishing a Fund Treasurer’s Office to provide, among other things, guidance with respect to industry and regulatory initiatives; advancing technology developers in global tax management application; conducting an end-to-end review of State Street IMS, custodian and pricing vendor connectivity in connection with the pricing function; continuing development of Pricing Portal to improve identification and feedback to vendors regarding valuations; continuing extensive pricing vendor due diligence; and partnering with Boston Financial Data Services, Inc. to establish secondary call center and other call center enhancements. The Trustees also considered the Funds’ outflows over recent periods, including whether the decline in the Funds’ assets and the reduction in PIMCO’s total assets under management materially impacted the service quality or resources available to the Funds. The Trustees concluded that there has been no adverse impact to service quality or resource available to the Funds.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	89

Approval of Investment Advisory Contract and Other Agreements (Cont.)

Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund and the sub-advisory services provided by Research Affiliates to the PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE Fundamental PLUS EMG Fund, PIMCO RAE Fundamental PLUS Fund, PIMCO RAE Fundamental PLUS International Fund, PIMCO RAE Fundamental PLUS Small Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund, PIMCO RAE Worldwide Fundamental Advantage PLUS Fund and PIMCO RAE Worldwide Long/Short PLUS Fund. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and, in particular, the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement and Sub-Advisory Agreement are likely to continue to benefit the Funds and their shareholders, as applicable.

(b) Other Services: The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended May 31, 2016 and other performance data, as available, over short- and long-term periods ended June 30, 2016 (the “PIMCO Report”) and from Lipper concerning the Funds’ performance, as available, over short- and long-term periods ended May 31, 2016 (the “Lipper Report”).

The Board considered information regarding both the short- and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and

90	PIMCO COMMODITYREALRETURN STRATEGY FUND®

(Unaudited)

Lipper Report, which were provided in advance of the August 15-16, 2016 meeting. The Trustees noted that a majority of the Funds outperformed their respective Lipper medians over the three-, five- and ten-year periods ended June 30, 2016. The Board also noted that, as of June 30, 2016, the Institutional Class of 60%, 63% and 99% of the Funds’ assets (based on Institutional Class performance) outperformed their relative Lipper category median on a net-of-fees basis over the three-, five- and ten-year periods, respectively. In addition, the Board noted that the PIMCO Total Return Fund outperformed its benchmark for three-year periods as measured by monthly performance. The Trustees considered that other classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Funds may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: separate funds based upon maturity or duration; account for the applicable Funds’ hedging strategies; distinguish between enhanced index and actively managed equity strategies; include as many subsets as the Funds offer (i.e., Funds may be placed in a “catch-all” Lipper category to which they do not properly belong); or account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Funds and their so-called peers may not be particularly relevant to the consideration of Fund performance but found the comparative information supported its overall evaluation.

The Trustees noted that a majority of the Funds outperformed their respective benchmark indexes over the five- and ten-year periods ended June 30, 2016. The Board also noted that, as of June 30, 2016, 46%, 53% and 88% of the Funds’ assets (based on Institutional Class performance) outperformed their relative benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board considered that, according to Lipper, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net-of-fees basis over certain short- and long-term periods. The Board discussed with PIMCO the reasons for the underperformance of these Funds over short- and long-term periods. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward. In addition, the Board considered PIMCO’s proposal to reduce the supervisory and administrative fees for certain share classes for the PIMCO All Asset Fund, PIMCO CommoditiesPLUS® Strategy Fund, PIMCO Emerging Local Bond Fund, PIMCO Global Multi-Asset Fund, PIMCO Long-Term U.S. Government Fund and the PIMCO RealPath™ Funds effective October 1, 2016, and that PIMCO is continuing fee waivers for certain Funds.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the management of a number of factors, including: varying maturities; prepayments; collateral management; counterparty management; pay-downs; credit and corporate events; workouts; derivatives; net new issuance in the bond market and extensive research for new issuances; and decreased market maker inventory levels. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages, including the Funds. Despite these challenges, the Board noted PIMCO’s ability

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	91

Approval of Investment Advisory Contract and Other Agreements (Cont.)

to generate “alpha” (i.e., non-market correlated excess performance) for its clients over time, including the Trust.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds to scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Fund returns to current and potential investors. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors. The Board considered that fund pricing generally is not driven by comparison to passively-managed products. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers reductions where appropriate, and noted in particular, the proposed reduction in supervisory and administrative fees for certain share classes for the PIMCO All Asset Fund, PIMCO CommoditiesPLUS® Strategy Fund, PIMCO Emerging Local Bond Fund, PIMCO Global Multi-Asset Fund, PIMCO Long-Term U.S. Government Fund and the PIMCO RealPath™ Funds effective October 1, 2016.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. In addition, the Board noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Funds in their respective wholly-owned subsidiaries.

The Board also reviewed data comparing the Funds’ advisory fees to the standard and negotiated fee rates PIMCO charges to separate accounts and sub-advised clients with similar investment strategies. The Board noted that advisory fees for most Funds were similar to the fee rates charged to separate account strategies with the same investment strategies as the Funds. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, the manner in which similar portfolios may be

92	PIMCO COMMODITYREALRETURN STRATEGY FUND®

(Unaudited)

managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor. In considering the fees paid by the Funds, the Board noted that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board also considered that as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels even if the Funds’ operating costs rise when assets remain flat or decrease. The Board considered that the Funds’ unified fee structure meant that fees were not impacted by recent outflows in certain Funds, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs are passed through to a smaller asset base. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Funds and classes. The Board noted that, with few exceptions, PIMCO has generally maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO those Funds and/or classes of

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	93

Approval of Investment Advisory Contract and Other Agreements (Cont.)

Funds that had above median total expenses. The Board noted that several Funds launched in recent years have been unique products that have few peers, if any, and cannot easily be grouped with comparable funds. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by Lipper, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Fund, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole, as well as the resulting level of profits to PIMCO, noting that those results were lower than the prior year due to declines in PIMCO’s revenue as a result of recent outflows and slower declines in PIMCO’s expenses. To the extent applicable, the Board also reviewed information regarding the portion of a Fund’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Fund. Additionally, the Board noted that profit margins with respect to the Funds were within the ranges of publicly held investment management companies reported by Lipper and Strategic Insight (an independent provider of fund industry research). The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, information security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Funds and their shareholders in a number of ways, including through the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. The Board reviewed the history of the Funds’ fee structure, noting that the unified fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Fund at specified levels for a period of time to make the Funds attractive to an institutional shareholder base. The Board noted that additional Funds and share classes have been launched on that institutional platform, which has meant that many of the Funds have traditionally had lower fees than many competitors. In considering the advisory fees paid by the Funds, the Board also noted that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception,

94	PIMCO COMMODITYREALRETURN STRATEGY FUND®

(Unaudited)

had been held steady at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed unified fees even if the particular Fund’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees noted, for example, that the Total Return Fund, which experienced significant outflows in 2014 and 2015, could have seen increases in effective fee rates and total expense ratios if its fee schedule had featured breakpoints or if it did not have a unified fee structure. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and each of the Funds, to the benefit of their respective shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO and Research Affiliates supported the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	95

Approval of Investment Advisory Contract and Other Agreements (Cont.)

reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements, and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement and the Sub-Advisory Agreement, and that the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement was in the best interests of the Funds and their shareholders.

96	PIMCO COMMODITYREALRETURN STRATEGY FUND®

(Unaudited)

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF4012SAR_093016

PIMCO Funds

Semiannual Report

September 30, 2016

PIMCO Income Fund

Share Classes

■	Institutional
■	P
■	Administrative
■	D
■	A
■	C
■	R

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

On the following pages of this PIMCO Funds Semiannual Report, which covers the six-month reporting period ended September 30, 2016, please find specific details regarding investment performance and a discussion of factors that most affected performance over the reporting period.

PIMCO announced on July 19, 2016 that the firm’s Managing Directors have selected Emmanuel (Manny) Roman as PIMCO’s next Chief Executive Officer effective November 1, 2016, and PIMCO’s former CEO Douglas Hodge assumed a new role as Managing Director and Senior Advisor effective on the same date.

The announcement of Mr. Roman as PIMCO’s CEO was the culmination of a process undertaken by the firm to hire a senior executive who would add leadership and strategic insights combined with a deep appreciation of PIMCO’s diversified global businesses, investment process and focus on superior investment performance and client-service. Mr. Roman’s appointment has the full support of the firm’s leadership including Mr. Hodge, PIMCO’s President Jay Jacobs, the firm’s Executive Committee and its Managing Directors. Mr. Roman has nearly 30 years of experience in the investment industry, with expertise in fixed income and proven executive leadership, most recently as CEO of Man Group PLC, one of the world’s largest publicly-traded alternative asset managers and a leader in liquid, high-alpha investment strategies.

Financial market highlights of the six-month reporting period include:

■

The unexpected outcome of the U.K. referendum in June 2016 dominated headlines and market movements during the first half of the reporting period. Departing from the trend prevalent for the first two months of the period, volatility rose in June as sovereign yields rallied significantly while risk assets generally underperformed. Still, the fundamental backdrop remained mostly intact and expectations for further central bank easing helped anchor risk appetite. Steadier commodity prices and fiscal stimulus in China helped bolster market sentiment, even as central banks remained on hold ahead of the Brexit referendum. Softer-than-expected employment data in the U.S. pushed market expectations for the next Federal Reserve (“Fed’) interest rate hike further out into the future.

■

During the second half of the reporting period, markets generally shook off the surprising result of the Brexit referendum, along with a host of political developments including new leadership in the U.K. and Brazil, a coup attempt in Turkey, and an increasingly acrimonious presidential race in the U.S. In this environment, volatility generally remained low and risk assets rallied. Central banks featured prominently in the headlines as monetary policy concerns (in particular, the longevity of central bank support) lingered beneath the seemingly benign market environment. The Bank of Japan’s “comprehensive review,” inaction by the European Central Bank (“ECB”), and the Fed’s solidifying path towards a potential interest rate increase in December 2016 all contributed to sovereign yields generally rising during this period. Still, equities moved higher (U.S. stock indices set record highs), credit spreads tightened, and emerging market assets continued to gain.

2	PIMCO INCOME FUND

■

U.S. Treasury yields between 1-month through 3-years generally rose, but 2-year yields were flat. The rise in Libor and the potential for a year-end interest rate increase by the Fed caused shorter-term U.S. Treasury yields to rise over the reporting period. In contrast, the growth of negative yielding sovereign and corporate debt in certain global regions and investor fears of slowing global growth led to a flight-to-quality in intermediate- to long-term U.S. Treasuries, where yields generally declined. The yield on the benchmark ten-year U.S. Treasury note was 1.60% at the end of the reporting period, compared with 1.78% on March 31, 2016 (the end of the previous reporting period). U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned 1.81% over the reporting period. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned 2.68% over the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Bloomberg Barclays U.S. TIPS Index, returned 2.69% over the reporting period. Real interest rates generally declined over the reporting period on risk-off sentiment surrounding the U.K. referendum. Breakeven inflation dropped in the first part of the period as demand for nominal U.S. Treasuries outpaced that of U.S. TIPS, but meaningfully recovered in the last half of the period due to the rally in oil and stronger inflation prints.

■

Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, returned 8.42% over the reporting period. The rebound in commodities was led by the energy sector, which saw choppy price movements for most of the first half of the period before rebounding in the second half of the period on the back of OPEC talks of a potential production cut at their November 2016 meeting and constructive inventory data. Agriculture commodities were mixed over the period, while precious metals posted positive returns on flight-to-quality demand amidst uncertainty surrounding Brexit.

■

Agency mortgage-backed securities (“MBS”), as represented by the Bloomberg Barclays U.S. MBS Fixed Rate Index, returned 1.72% over the reporting period. Agency MBS modestly outperformed like-duration U.S. Treasuries despite heavy issuance, amid continued Fed reinvestment activity and strong demand from banks and overseas investors. Non-Agency MBS returns were also positive amid limited new supply, a recovering residential real estate market and favorable representation and warranty settlement developments.

■

The U.S. investment grade credit market, as represented by the Bloomberg Barclays U.S. Credit Index, returned 4.76% over the reporting period. Investment grade credit spreads tightened during the period given continued accommodative monetary policy action from global central banks and a positive technical backdrop. The high yield bond market, as represented by the BofA Merrill Lynch U.S. High Yield Index, returned 11.69% over the reporting period, due to the strong recovery experienced by commodity companies and triple-C credits.

■	Tax-exempt municipal bonds, as represented by the Bloomberg Barclays Municipal Bond Index, returned 2.30% over the reporting period. Positive

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	3

Chairman’s Letter (Cont.)

returns were supported by persistent demand for tax-exempt income, as flows into municipal bond mutual funds helped absorb elevated new issue volume. Credit spreads tightened and the high yield municipal bond segment outperformed, driven by a rally in both tobacco and Puerto Rico domiciled securities. Puerto Rico’s relief rally was attributed to U.S. Congress passing legislation that appointed a federal oversight board and which may provide a framework for the restructuring of the island’s $70 billion debt complex.

■

Emerging market (“EM”) debt sectors were lifted by a combination of global drivers, including improving economic fundamentals, a growing appetite for risk assets and strong inflows into the asset class. Despite headwinds from the slowdown in China’s economy, returns were buoyed by the Fed’s slower tightening cycle and stable global commodity prices. In addition, political developments added a layer of idiosyncratic drivers to returns. EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 9.34% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 5.46% over the reporting period.

■

Global equities, including developed market and emerging market, generally posted positive returns as a result of renewed investor risk appetite and supportive global central bank policies. U.S. equities, as represented by the S&P 500 Index, returned 6.40% over the reporting period. Global equities, as represented by the MSCI World Index, returned 5.92% over the reporting period. EM equities, as measured by the MSCI Emerging Markets Index, returned 9.75% over the reporting period.

Thank you for the assets you have placed with us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Funds November 22, 2016

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO INCOME FUND

Important Information About the PIMCO Income Fund

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

If the Fund estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. To determine the sources of the Fund’s distributions, the Fund references its accounting records at the time the distribution is paid. If, based on such accounting records, a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally will not be issued. It is important to note that differences exist between the Fund’s accounting entries maintained on a day-to-day basis, the Fund’s financial statements presented in accordance with U.S. GAAP, and accounting practices under income tax regulations. Examples of such differences may include the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. The Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders each January.

The Fund may be subject to various risks as described in the Fund’s prospectus. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	5

Important Information About the PIMCO Income Fund (Cont.)

asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these and other risks is contained in the Fund’s prospectus.

The Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Fund may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to the Fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Fund. Certain derivative transactions may have a leveraging effect on the Fund. For example, a small investment in a derivative instrument may have a significant impact on the Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Fund. The Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. The Fund may invest a significant portion of its assets in these types of instruments. If it does, the Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that the Fund will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table

6	PIMCO INCOME FUND

reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first (i) 18 months after purchase for purchases made prior to August 10, 2015 and (ii) 12 months after purchase for purchases made on or after August 10, 2015. The Cumulative Returns chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, Class P, and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C and Class D shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against a broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. The benchmark index and Lipper Average do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class C	Class R	Diversification Status
PIMCO Income Fund	03/30/07	03/30/07	04/30/08	03/30/07	03/30/07	03/30/07	03/30/07	03/30/07	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees, (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s),

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	7

Important Information About the PIMCO Income Fund (Cont.)

policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

PIMCO Funds files a complete schedule of the Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of the Fund’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Fund’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

8	PIMCO INCOME FUND

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	9

PIMCO Income Fund

Cumulative Returns Through September 30, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended September 30, 2016
	6 Months*	1 Year	5 Years	Fund Inception (03/30/07)
PIMCO Income Fund Institutional Class	5.35%	7.79%	8.86%	9.13%
PIMCO Income Fund Class P	5.30%	7.68%	8.77%	9.03%
PIMCO Income Fund Administrative Class	5.23%	7.52%	8.62%	8.87%
PIMCO Income Fund Class D	5.18%	7.42%	8.55%	8.81%
PIMCO Income Fund Class A	5.15%	7.36%	8.45%	8.69%
PIMCO Income Fund Class A (adjusted)	1.19%	3.34%	7.63%	8.25%
PIMCO Income Fund Class C	4.77%	6.56%	7.72%	7.92%
PIMCO Income Fund Class C (adjusted)	3.77%	5.56%	7.72%	7.92%
PIMCO Income Fund Class R	5.02%	7.09%	8.20%	8.43%
Bloomberg Barclays U.S. Aggregate Index	2.68%	5.19%	3.08%	4.74%
Lipper Multi-Sector Income Funds Average	5.56%	6.77%	4.97%	5.02%♦

All Fund returns are net of fees and expenses.

* Cumulative return.

♦ Average annual total return since 03/31/2007.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class M, Class P, Administrative Class, Class D, Class A, Class C and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class M, Class P, Administrative Class, Class D, Class A, Class C and Class R shares, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 0.45% for Institutional Class shares, 0.55% for Class P shares, 0.70% for Administrative Class shares, 0.79% for Class D shares, 0.85% for Class A shares, 1.60% for Class C shares, and 1.10% for Class R shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

10	PIMCO INCOME FUND

Institutional Class - PIMIX	Class P - PONPX	Administrative Class - PIINX	Class D - PONDX
Class A - PONAX	Class C - PONCX	Class R - PONRX

Allocation Breakdown as of 09/30/2016†§

Asset-Backed Securities	22.1%
Non-Agency Mortgage-Backed Securities	19.3%
Corporate Bonds & Notes	17.8%
U.S. Treasury Obligations	15.3%
U.S. Government Agencies	10.8%
Short-Term Instruments‡	6.6%
Other	8.1%

†	% of Investments, at value.
‡	Includes Central Funds used for Cash Management Purposes.
§	Allocation Breakdown and % of Investments exclude securities sold short and financial derivative instruments, if any.

Investment Objective and Strategy Overview

PIMCO Income Fund seeks to maximize current income, with long-term capital appreciation as a secondary objective, by investing under normal circumstances at least 65% of its total assets in a multi-sector portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will seek to maintain a high and consistent level of dividend income by investing in a broad array of fixed income sectors and utilizing income efficient implementation strategies. The capital appreciation sought by the Fund generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	Holdings of non-agency mortgage-backed securities contributed to relative performance, as these securities generated positive total returns.

»	Exposure to high yield corporate credit risk benefited performance, as high yield credit spreads narrowed.

»	An overweight to dollar-denominated emerging market debt benefited performance, as these securities generally posted positive total returns.

»	Exposure to Australian duration benefited performance, as Australian interest rates declined.

»	An underweight to U.S. duration detracted from performance, as U.S. interest rates declined.

»	An underweight to investment grade corporate credit risk detracted from performance, as investment grade corporate spreads tightened.

»	Short positions to the Japanese yen versus the U.S. dollar detracted from relative performance, as the Japanese yen appreciated versus the U.S. dollar during the reporting period.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	11

Expense Example PIMCO Income Fund

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2016 to September 30, 2016 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these rows, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/16)	Ending Account Value (09/30/16)	Expenses Paid During Period *	Beginning Account Value (04/01/16)	Ending Account Value (09/30/16)	Expenses Paid During Period *	Net Annualized Expense Ratio **
Institutional Class	$1,000.00	$1,053.50	$2.34	$1,000.00	$1,023.06	$2.31	0.45%
Class P	1,000.00	1,053.00	2.86	1,000.00	1,022.55	2.82	0.55
Administrative Class	1,000.00	1,052.30	3.64	1,000.00	1,021.79	3.59	0.70
Class D	1,000.00	1,051.80	4.11	1,000.00	1,021.34	4.05	0.79
Class A	1,000.00	1,051.50	4.42	1,000.00	1,021.03	4.35	0.85
Class C	1,000.00	1,047.70	8.30	1,000.00	1,017.23	8.18	1.60
Class R	1,000.00	1,050.20	5.72	1,000.00	1,019.77	5.63	1.10

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

12	PIMCO INCOME FUND

Benchmark Descriptions

Index*	Description

Bloomberg Barclays U.S. Aggregate Index	Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

*	It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	13

Financial Highlights PIMCO Income Fund

		Investment Operations			Less Distributions(b)
Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total
Institutional Class
04/01/2016 - 09/30/2016+	$11.77	$0.32	$0.30	$0.62	$(0.33)	$0.00	$(0.33)
03/31/2016	12.40	0.47	(0.18)	0.29	(0.91)	(0.01)	(0.92)
03/31/2015	12.47	0.54	0.19	0.73	(0.77)	(0.03)	(0.80)
03/31/2014	12.54	0.56	0.06	0.62	(0.67)	(0.02)	(0.69)
03/31/2013	11.26	0.60	1.51	2.11	(0.76)	(0.07)	(0.83)
03/31/2012	11.32	0.76	0.07	0.83	(0.80)	(0.09)	(0.89)
Class P
04/01/2016 - 09/30/2016+	$11.77	$0.32	$0.30	$0.62	$(0.33)	$0.00	$(0.33)
03/31/2016	12.40	0.46	(0.18)	0.28	(0.90)	(0.01)	(0.91)
03/31/2015	12.47	0.52	0.20	0.72	(0.76)	(0.03)	(0.79)
03/31/2014	12.54	0.54	0.07	0.61	(0.66)	(0.02)	(0.68)
03/31/2013	11.26	0.58	1.52	2.10	(0.75)	(0.07)	(0.82)
03/31/2012	11.32	0.74	0.08	0.82	(0.79)	(0.09)	(0.88)
Administrative Class
04/01/2016 - 09/30/2016+	$11.77	$0.30	$0.31	$0.61	$(0.32)	$0.00	$(0.32)
03/31/2016	12.40	0.44	(0.18)	0.26	(0.88)	(0.01)	(0.89)
03/31/2015	12.47	0.50	0.20	0.70	(0.74)	(0.03)	(0.77)
03/31/2014	12.54	0.53	0.06	0.59	(0.64)	(0.02)	(0.66)
03/31/2013	11.26	0.54	1.54	2.08	(0.73)	(0.07)	(0.80)
03/31/2012	11.32	0.74	0.06	0.80	(0.77)	(0.09)	(0.86)
Class D
04/01/2016 - 09/30/2016+	$11.77	$0.30	$0.30	$0.60	$(0.31)	$0.00	$(0.31)
03/31/2016	12.40	0.43	(0.18)	0.25	(0.87)	(0.01)	(0.88)
03/31/2015	12.47	0.49	0.21	0.70	(0.74)	(0.03)	(0.77)
03/31/2014	12.54	0.51	0.08	0.59	(0.64)	(0.02)	(0.66)
03/31/2013	11.26	0.56	1.52	2.08	(0.73)	(0.07)	(0.80)
03/31/2012	11.32	0.73	0.07	0.80	(0.77)	(0.09)	(0.86)

14	PIMCO INCOME FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income		Portfolio Turnover Rate

$12.06	5.35%	$27,375,966	0.45	%*	0.45	%*	0.45	%*	0.45	%*	5.32	%*	83%
11.77	2.48	22,362,456	0.45		0.45		0.45		0.45		3.90		52
12.40	5.98	17,154,519	0.45		0.45		0.45		0.45		4.26		164
12.47	5.08	14,860,145	0.45		0.45		0.45		0.45		4.49		251
12.54	19.27	12,784,174	0.47		0.48		0.44		0.45		4.95		226
11.26	7.71	4,840,829	0.56		0.61		0.40		0.45		6.82		311

$12.06	5.30%	$13,123,389	0.55	%*	0.55	%*	0.55	%*	0.55	%*	5.22	%*	83%
11.77	2.37	10,598,545	0.55		0.55		0.55		0.55		3.80		52
12.40	5.89	8,305,727	0.55		0.55		0.55		0.55		4.12		164
12.47	5.00	4,296,314	0.55		0.55		0.55		0.55		4.40		251
12.54	19.17	2,506,400	0.57		0.58		0.54		0.55		4.76		226
11.26	7.62	453,077	0.66		0.71		0.50		0.55		6.66		311

$12.06	5.23%	$247,773	0.70	%*	0.70	%*	0.70	%*	0.70	%*	5.02	%*	83%
11.77	2.22	273,019	0.70		0.70		0.70		0.70		3.66		52
12.40	5.74	213,959	0.70		0.70		0.70		0.70		3.97		164
12.47	4.87	141,218	0.70		0.70		0.70		0.70		4.32		251
12.54	19.02	26,705	0.72		0.73		0.69		0.70		4.45		226
11.26	7.47	1,780	0.81		0.86		0.65		0.70		6.58		311

$12.06	5.18%	$10,152,722	0.79	%*	0.79	%*	0.79	%*	0.79	%*	4.99	%*	83%
11.77	2.12	9,219,703	0.79		0.79		0.79		0.79		3.56		52
12.40	5.67	7,352,218	0.79		0.79		0.79		0.79		3.91		164
12.47	4.83	5,275,821	0.77	(c)	0.77	(c)	0.77	(c)	0.77	(c)	4.16		251
12.54	18.97	4,489,774	0.77		0.78		0.74		0.75		4.58		226
11.26	7.43	1,044,204	0.86		0.91		0.70		0.75		6.50		311

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	15

Financial Highlights PIMCO Income Fund (Cont.)

		Investment Operations			Less Distributions(b)
Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total
Class A
04/01/2016 - 09/30/2016+	$11.77	$0.30	$0.30	$0.60	$(0.31)	$0.00	$(0.31)
03/31/2016	12.40	0.42	(0.18)	0.24	(0.86)	(0.01)	(0.87)
03/31/2015	12.47	0.48	0.20	0.68	(0.72)	(0.03)	(0.75)
03/31/2014	12.54	0.51	0.06	0.57	(0.62)	(0.02)	(0.64)
03/31/2013	11.26	0.54	1.52	2.06	(0.71)	(0.07)	(0.78)
03/31/2012	11.32	0.71	0.07	0.78	(0.75)	(0.09)	(0.84)
Class C
04/01/2016 - 09/30/2016+	$11.77	$0.25	$0.31	$0.56	$(0.27)	$0.00	$(0.27)
03/31/2016	12.40	0.33	(0.18)	0.15	(0.77)	(0.01)	(0.78)
03/31/2015	12.47	0.39	0.21	0.60	(0.64)	(0.03)	(0.67)
03/31/2014	12.54	0.42	0.08	0.50	(0.55)	(0.02)	(0.57)
03/31/2013	11.26	0.45	1.54	1.99	(0.64)	(0.07)	(0.71)
03/31/2012	11.32	0.63	0.08	0.71	(0.68)	(0.09)	(0.77)
Class R
04/01/2016 - 09/30/2016+	$11.77	$0.28	$0.30	$0.58	$(0.29)	$0.00	$(0.29)
03/31/2016	12.40	0.39	(0.18)	0.21	(0.83)	(0.01)	(0.84)
03/31/2015	12.47	0.45	0.21	0.66	(0.70)	(0.03)	(0.73)
03/31/2014	12.54	0.48	0.07	0.55	(0.60)	(0.02)	(0.62)
03/31/2013	11.26	0.51	1.53	2.04	(0.69)	(0.07)	(0.76)
03/31/2012	11.32	0.68	0.08	0.76	(0.73)	(0.09)	(0.82)

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(d) in the Notes to Financial Statements for more information.

(c)	Effective October 1, 2013, the Class’s supervisory and administrative fee was increased by 0.04% to an annual rate of 0.29%.
(d)	Effective May 1, 2011, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.35%.

16	PIMCO INCOME FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income		Portfolio Turnover Rate

$12.06	5.15%	$7,913,721	0.85	%*	0.85	%*	0.85	%*	0.85	%*	4.93	%*	83%
11.77	2.06	7,101,561	0.85		0.85		0.85		0.85		3.50		52
12.40	5.58	5,509,496	0.85		0.85		0.85		0.85		3.86		164
12.47	4.70	4,659,829	0.85		0.85		0.85		0.85		4.11		251
12.54	18.83	4,016,302	0.87		0.88		0.84		0.85		4.47		226
11.26	7.29	918,965	0.96	(d)	1.01	(d)	0.80	(d)	0.85	(d)	6.36		311

$12.06	4.77%	$7,464,787	1.60	%*	1.60	%*	1.60	%*	1.60	%*	4.17	%*	83%
11.77	1.28	6,480,609	1.60		1.60		1.60		1.60		2.75		52
12.40	4.87	5,081,593	1.60		1.60		1.60		1.60		3.10		164
12.47	4.08	3,754,059	1.60		1.60		1.60		1.60		3.36		251
12.54	18.10	2,712,135	1.62		1.63		1.59		1.60		3.71		226
11.26	6.58	603,788	1.71	(d)	1.76	(d)	1.55	(d)	1.60	(d)	5.61		311

$12.06	5.02%	$279,704	1.10	%*	1.10	%*	1.10	%*	1.10	%*	4.67	%*	83%
11.77	1.80	204,389	1.10		1.10		1.10		1.10		3.26		52
12.40	5.34	106,551	1.10		1.10		1.10		1.10		3.58		164
12.47	4.49	64,662	1.10		1.10		1.10		1.10		3.90		251
12.54	18.58	35,624	1.12		1.13		1.09		1.10		4.20		226
11.26	7.05	4,225	1.21	(d)	1.26	(d)	1.05	(d)	1.10	(d)	6.11		311

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	17

Statement of Assets and Liabilities PIMCO Income Fund

(Amounts in thousands, except per share amounts)
Assets:
Investments, at value
Investments in securities*	$72,159,731
Investments in Affiliates	1,470,847
Financial Derivative Instruments
Exchange-traded or centrally cleared	149,101
Over the counter	130,248
Cash	5,698
Deposits with counterparty	11,711
Foreign currency, at value	110,688
Receivable for investments sold	83,082
Receivable for TBA investments sold	4,381,104
Receivable for Fund shares sold	157,548
Interest and/or dividends receivable	314,699
Dividends receivable from Affiliates	1,461
Other assets	11
Total Assets	78,975,929

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$781,473
Payable for short sales	5,273
Financial Derivative Instruments
Exchange-traded or centrally cleared	24,857
Over the counter	1,210,653
Payable for investments purchased	601,846
Payable for investments in Affiliates purchased	1,461
Payable for investments purchased on a delayed-delivery basis	81,487
Payable for TBA investments purchased	9,454,756
Deposits from counterparty	36,303
Payable for Fund shares redeemed	148,759
Distributions payable	30,463
Accrued investment advisory fees	14,335
Accrued supervisory and administrative fees	15,416
Accrued distribution fees	7,154
Accrued servicing fees	3,379
Other liabilities	252
Total Liabilities	12,417,867

Net Assets	$66,558,062
Net Assets Consist of:
Paid in capital	$66,570,249
(Overdistributed) net investment income	(573,517)
Accumulated undistributed net realized (loss)	(1,020,914)
Net unrealized appreciation	1,582,244

Net Assets	$66,558,062

Cost of investments in securities	$70,786,692
Cost of investments in Affiliates	$1,470,227
Cost of foreign currency held	$110,537
Proceeds received on short sales	$5,277
Cost or premiums of financial derivative instruments, net	$(868,238)

* Includes repurchase agreements of:	$6,072

18	PIMCO INCOME FUND	See Accompanying Notes

September 30, 2016 (Unaudited)

Net Assets:
Institutional Class	$27,375,966
Class P	13,123,389
Administrative Class	247,773
Class D	10,152,722
Class A	7,913,721
Class C	7,464,787
Class R	279,704
Shares Issued and Outstanding:
Institutional Class	2,269,521
Class P	1,087,957
Administrative Class	20,541
Class D	841,688
Class A	656,058
Class C	618,863
Class R	23,188
Net Asset Value Per Share Outstanding:
Institutional Class	$12.06
Class P	12.06
Administrative Class	12.06
Class D	12.06
Class A	12.06
Class C	12.06
Class R	12.06

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	19

Statement of Operations PIMCO Income Fund

Six Months Ended September 30, 2016 (Unaudited)
(Amounts in thousands)

Investment Income:
Interest, net of foreign taxes*	$1,771,736
Dividends	2,224
Dividends from Investments in Affiliates	19,900
Total Income	1,793,860

Expenses:
Investment advisory fees	77,603
Supervisory and administrative fees	83,748
Distribution and/or servicing fees - Administrative Class	307
Distribution and/or servicing fees - Class D	12,324
Distribution fees - Class C	26,497
Distribution fees - Class R	306
Servicing fees - Class A	9,558
Servicing fees - Class C	8,832
Servicing fees - Class R	306
Trustee fees	216
Interest expense	1,039
Miscellaneous expense	37
Total Expenses	220,773

Net Investment Income	1,573,087

Net Realized Gain (Loss):
Investments in securities	493,963
Investments in Affiliates	3,906
Exchange-traded or centrally cleared financial derivative instruments	(11,437)
Over the counter financial derivative instruments	(875,006)
Foreign currency	46,874

Net Realized (Loss)	(341,700)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	1,434,499
Investments in Affiliates	(1,791)
Exchange-traded or centrally cleared financial derivative instruments	291,228
Over the counter financial derivative instruments	184,112
Foreign currency assets and liabilities	8,381

Net Change in Unrealized Appreciation	1,916,429

Net Increase in Net Assets Resulting from Operations	$3,147,816

* Foreign tax withholdings	$43

20	PIMCO INCOME FUND	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Income Fund

(Amounts in thousands†)	Six Months Ended September 30, 2016 (Unaudited)	Year Ended March 31, 2016
Increase in Net Assets from:

Operations:
Net investment income	$1,573,087	$1,818,587
Net realized gain (loss)	(341,700)	728,587
Net change in unrealized appreciation (depreciation)	1,916,429	(1,449,378)

Net Increase in Net Assets Resulting from Operations	3,147,816	1,097,796

Distributions to Shareholders:
From net investment income
Institutional Class	(689,349)	(1,460,283)
Class P	(325,351)	(771,971)
Administrative Class	(6,478)	(17,413)
Class D	(255,635)	(608,250)
Class A	(195,946)	(455,928)
Class C	(155,331)	(374,817)
Class R	(5,966)	(10,982)
From net realized capital gains
Institutional Class	0	(17,369)
Class P	0	(9,807)
Administrative Class	0	(209)
Class D	0	(7,630)
Class A	0	(5,811)
Class C	0	(5,344)
Class R	0	(155)

Total Distributions(a)	(1,634,056)	(3,745,969)

Fund Share Transactions:
Net increase resulting from Fund share transactions**	8,804,020	15,164,392

Total Increase in Net Assets	10,317,780	12,516,219

Net Assets:
Beginning of period	56,240,282	43,724,063
End of period*	$66,558,062	$56,240,282

*Including (overdistributed) net investment income of:	$(573,517)	$(512,548)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(d) in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	21

Summary Schedule of Investments PIMCO Income Fund

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)	% OF NET ASSETS
INVESTMENTS IN SECURITIES

BANK LOAN OBLIGATIONS
Energy Future Intermediate Holding Co. LLC
4.250% due 12/19/2016	$	1,215,254	$	1,220,318	1.8%
Other Bank Loan Obligations (c)(j)(k)				988,569	1.5%

Total Bank Loan Obligations (Cost $2,241,811)				2,208,887	3.3%

CORPORATE BONDS & NOTES

BANKING & FINANCE
Ally Financial, Inc.
5.500% due 02/15/2017		229,775		232,857	0.3%
Barclays Bank PLC
7.625% due 11/21/2022		197,706		220,022	0.3%
Blackstone CQP Holdco LP
9.296% due 03/19/2019		292,704		296,363	0.4%
Nykredit Realkredit A/S
2.500% due 10/01/2047	DKK	2,160,390		333,614	0.5%
1.000% - 3.000% due 04/01/2017 - 10/01/2047		3,375,537		517,838	0.8%
Realkredit Danmark A/S
1.000% due 04/01/2017		2,015,680		306,257	0.5%
2.000% due 04/01/2017		2,004,150		306,010	0.5%
1.000% - 3.000% due 01/01/2017 - 10/01/2047		1,865,273		287,823	0.4%
Sberbank of Russia Via SB Capital S.A.
6.125% due 02/07/2022	$	231,885		256,215	0.4%
Springleaf Finance Corp.
8.250% due 12/15/2020		270,406		297,447	0.4%
Other Banking & Finance ^(f)(g)(h)(j)(m)				5,502,780	8.4%

Total Banking & Finance				8,557,226	12.9%

INDUSTRIALS
Caesars Entertainment Operating Co., Inc.
9.000% due 02/15/2020 ^(i)		178,584		184,947	0.3%
Other Industrials ^(b)(c)(i)(j)(m)				2,216,799	3.3%

Total Industrials				2,401,746	3.6%

UTILITIES
Gazprom Neft OAO Via GPN Capital S.A.
6.000% due 11/27/2023		284,280		308,018	0.5%
Gazprom OAO Via Gaz Capital S.A.
8.625% due 04/28/2034		170,424		224,790	0.3%
9.250% due 04/23/2019		193,277		222,832	0.3%
4.950% - 8.146% due 04/11/2018 - 08/16/2037		337,656		370,040	0.6%
6.605% due 02/13/2018	EUR	10,150		12,223	0.0%
Petrobras Global Finance BV
8.375% due 05/23/2021	$	230,523		253,160	0.4%
3.250% - 5.875% due 04/01/2019 - 10/02/2023	EUR	17,933		20,166	0.0%

22	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2016

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)	% OF NET ASSETS
3.737% - 8.750% due 03/15/2019 - 06/05/2115	$	484,156	$	458,748	0.7%
6.250% - 6.625% due 12/14/2026 - 01/16/2034	GBP	14,400		16,856	0.0%
Other Utilities (j)				264,939	0.4%

Total Utilities				2,151,772	3.2%

Total Corporate Bonds & Notes (Cost $13,141,708)				13,110,744	19.7%

CONVERTIBLE BONDS & NOTES
Total Convertible Bonds & Notes (j) (Cost $24,970)				34,937	0.1%
MUNICIPAL BONDS & NOTES
Total Municipal Bonds & Notes (j) (Cost $170,974)				181,998	0.3%
U.S. GOVERNMENT AGENCIES
Fannie Mae
3.500% due 09/01/2046 (m)	$	200,925		212,035	0.3%
0.584% - 18.987% due 04/01/2017 - 06/01/2048 (a)(m)		2,298,431		1,698,465	2.6%
Fannie Mae, TBA
3.000% due 11/01/2046		2,676,000		2,775,984	4.2%
3.500% due 10/01/2046		588,900		621,520	1.0%
3.500% due 11/01/2046		204,000		215,049	0.3%
2.500% - 4.000% due 10/01/2031 - 11/01/2046		230,000		239,122	0.4%
Freddie Mac
0.100% - 20.389% due 03/15/2017 - 09/01/2047 (a)(m)		1,909,367		574,280	0.8%
Freddie Mac, TBA
3.000% due 11/01/2046		1,197,000		1,241,365	1.8%
Other U.S. Government Agencies (a)(j)				361,058	0.5%

Total U.S. Government Agencies (Cost $7,889,865)				7,938,878	11.9%

U.S. TREASURY OBLIGATIONS
U.S. Treasury Bonds
2.500% due 02/15/2045		290,100		300,809	0.5%
3.625% due 08/15/2043		291,878		372,715	0.5%
2.250% - 4.500% due 08/15/2039 - 08/15/2046 (m)		576,476		724,245	1.1%
U.S. Treasury Inflation Protected Securities (g)
0.625% due 07/15/2021 (o)(q)		440,201		462,728	0.7%
2.375% due 01/15/2025		1,086,146		1,296,737	1.9%
0.125% - 2.500% due 01/15/2018 - 02/15/2044 (o)(q)		444,757		474,629	0.7%
U.S. Treasury Notes
1.375% due 10/31/2020 (o)(q)		336,100		340,065	0.5%
1.375% due 04/30/2021 (o)(q)		248,900		251,559	0.4%
1.375% due 08/31/2023		719,771		717,803	1.1%
1.500% due 01/31/2022		191,100		193,690	0.3%
1.750% due 12/31/2020 (o)(q)		765,400		785,970	1.2%
1.875% due 08/31/2022		382,200		394,480	0.6%
2.000% due 08/31/2021		315,000		327,249	0.5%
2.000% due 10/31/2021		300,000		311,771	0.4%
2.000% due 02/15/2025		406,928		421,671	0.6%
2.125% due 06/30/2021 (o)(q)		176,400		184,228	0.3%
2.125% due 08/15/2021		385,600		402,764	0.6%
2.125% due 09/30/2021 (q)		509,800		532,811	0.8%
2.125% due 12/31/2021		562,600		588,235	0.9%

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	23

Summary Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)	% OF NET ASSETS
2.125% due 05/15/2025 (q)	$	355,515	$	371,971	0.6%
2.250% due 07/31/2021 (o)(q)		769,800		808,681	1.2%
2.250% due 11/15/2025 (q)		502,970		531,341	0.8%
1.125% - 3.625% due 08/31/2020 - 02/15/2026 (o)(q)		446,257		463,124	0.7%

Total U.S. Treasury Obligations (Cost $11,133,099)				11,259,276	16.9%

NON-AGENCY MORTGAGE-BACKED SECURITIES
American General Mortgage Loan Trust
0.000% due 09/25/2048 (f)		514,998		529,497	0.8%
Countrywide Alternative Loan Trust
0.645% - 7.500% due 02/25/2021 - 09/25/2047 ^(a)		1,709,400		1,363,315	2.1%
RBSSP Resecuritization Trust
14.164% due 08/28/2047		295,122		226,096	0.3%
Structured Asset Securities Corp. Mortgage Loan Trust
1.125% due 10/25/2027		560		548	0.0%
Other Non-Agency Mortgage-Backed Securities ^(a)(b)(j)				12,063,229	18.1%

Total Non-Agency Mortgage-Backed Securities (Cost $13,666,340)				14,182,685	21.3%

ASSET-BACKED SECURITIES
Countrywide Asset-Backed Certificates
0.665% - 5.834% due 05/25/2033 - 11/25/2047 ^		1,810,744		1,495,948	2.3%
Structured Asset Securities Corp. Mortgage Loan Trust
0.655% - 1.925% due 04/25/2031 - 05/25/2047		796,991		594,547	0.9%
Other Asset-Backed Securities ^(a)(b)(f)(j)				14,180,662	21.3%

Total Asset-Backed Securities (Cost $15,820,503)				16,271,157	24.5%

SOVEREIGN ISSUES
Brazil Government International Bond
5.625% due 02/21/2047		250		246	0.0%
Brazil Letras do Tesouro Nacional
0.000% due 10/01/2016 (f)	BRL	1,612,086		495,699	0.7%
0.000% due 01/01/2017 (f)		2,051,734		611,071	0.9%
0.000% due 04/01/2017 (f)		1,824,200		527,088	0.8%
Brazil Notas do Tesouro Nacional
6.000% due 08/15/2050 (g)		1,856,159		594,238	0.9%
10.000% due 01/01/2017		1,409,150		430,548	0.7%
6.000% - 10.000% due 01/01/2025 - 05/15/2045 (g)		353,940		106,459	0.2%
Other Sovereign Issues (j)(m)				767,634	1.1%

Total Sovereign Issues (Cost $3,340,326)				3,532,983	5.3%

COMMON STOCKS
Total Common Stocks (d)(j)(k) (Cost $2,015)				1,278	0.0%
CONVERTIBLE PREFERRED SECURITIES
Total Convertible Preferred Securities (h)(j) (Cost $1,127)				1,560	0.0%
PREFERRED SECURITIES
Total Preferred Securities (h)(j)(k) (Cost $17,782)				20,341	0.0%

24	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2016

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)	% OF NET ASSETS
SHORT-TERM INSTRUMENTS

CERTIFICATES OF DEPOSIT
Natixis S.A.
1.553% due 09/25/2017	$	211,500	$	211,995	0.3%
Sumitomo Mitsui Trust Bank Limited
1.584% due 09/18/2017		194,600		194,733	0.3%
Other Certificates of Deposit (j)				409,203	0.6%

Total Certificates of Deposit				815,931	1.2%

REPURCHASE AGREEMENTS (l)
				6,072	0.0%

SHORT-TERM NOTES
Total Short-Term Notes (j)				68,661	0.1%
JAPAN TREASURY BILLS
(0.262)% due 10/17/2016 - 11/28/2016 (e)(f)	JPY	237,850,000		2,345,937	3.5%
U.S. TREASURY BILLS
0.488% due 03/02/2017 - 03/16/2017 (e)(f)(o)(q)	$	178,693		178,406	0.3%

Total Short-Term Instruments (Cost $3,336,172)				3,415,007	5.1%

Total Investments in Securities (Cost $70,786,692)				72,159,731	108.4%

		SHARES
INVESTMENTS IN AFFILIATES

SHORT-TERM INSTRUMENTS

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES
PIMCO Short-Term Floating NAV Portfolio III		148,780,780		1,470,847	2.2%

Total Short-Term Instruments (Cost $1,470,227)				1,470,847	2.2%

Total Investments in Affiliates (Cost $1,470,227)				1,470,847	2.2%

Total Investments (Cost $72,256,919)			$	73,630,578	110.6%

Financial Derivative Instruments (n)(p) (Cost or Premiums, net $(868,238))				(956,161)	(1.4)%

Other Assets and Liabilities, net				(6,116,355)	(9.2)%

Net Assets			$	66,558,062	100.0%

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	The group contains securities in default.
(a)	The group contains interest only securities.
(b)	The group contains when-issued securities.
(c)	The group contains payment in-kind securities.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	25

Summary Schedule of Investments PIMCO Income Fund (Cont.)

(d)	The group contains securities which did not produce income within the last twelve months.
(e)	Coupon represents a weighted average yield to maturity.
(f)	The group contains zero coupon securities.
(g)	The group contains securities in which the principal amount of a security is adjusted for inflation.
(h)	The group contains securities which have a perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	The group contains securities which are subject to a forbearance agreement entered into by the Fund which forbears the Fund from taking action to, among other things, accelerate and collect payments on the subject note with respect to specified events of default.
(j)	Represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate, respectively as of September 30, 2016.

(k)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AWAS Aviation Capital Ltd. 4.870% due 10/03/2021	10/02/2014	$38,347	$39,114	0.06%
Farm Credit Bank of Texas 6.750% due 09/15/2023	12/16/2014	9,012	9,409	0.01
NVHL S.A. ‘A’	03/09/2012	26	14	0.00
NVHL S.A. ‘B’	03/09/2012	26	14	0.00
NVHL S.A. ‘C’	03/09/2012	26	15	0.00
NVHL S.A. ‘D’	03/09/2012	27	15	0.00
NVHL S.A. ‘E’	03/09/2012	27	15	0.00
NVHL S.A. ‘F’	03/09/2012	27	15	0.00
NVHL S.A. ‘G’	03/09/2012	27	15	0.00
NVHL S.A. ‘H’	03/09/2012	27	15	0.00
NVHL S.A. ‘I’	03/09/2012	27	15	0.00
NVHL S.A. ‘J’	03/09/2012	27	15	0.00
Rise Ltd. 4.750% due 01/31/2021	02/11/2014	3,960	3,895	0.01
TIG FinCo PLC	04/02/2015	1,748	1,130	0.00

		$53,334	$53,696	0.08%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(l)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	09/30/2016	10/03/2016	$6,072	U.S. Treasury Notes 2.125% due 08/15/2021 (2)	$(6,197)	$6,072	$6,072

Total Repurchase Agreements						$(6,197)	$6,072	$6,072

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.

26	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2016

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (3)	Borrowing Date	Maturity Date		Amount Borrowed (3)		Payable for Reverse Repurchase Agreements
BOS	0.750%	09/28/2016	10/17/2016			$(21,393)	$(21,395)
BRC	(0.750)	04/13/2016	TBD	(4)	EUR	(1,024)	(1,146)
	(0.750)	06/10/2016	TBD	(4)		(1,482)	(1,661)
	(0.250)	08/31/2016	08/31/2017			$(30,890)	(30,883)
COM	(0.900)	07/20/2016	TBD	(4)		(349)	(388)
DEU	(0.650)	05/04/2016	TBD	(4)		$(9,751)	(9,724)
	(0.650)	05/17/2016	TBD	(4)		(4,834)	(4,822)
	(0.250)	08/05/2016	TBD	(4)		(329)	(329)
FOB	(1.500)	10/03/2016	TBD	(4)	EUR	(8,809)	(9,895)
JML	(1.500)	10/03/2016	TBD	(4)	EUR	(3,586)	(4,028)
MEI	(20.000)	08/17/2016	TBD	(4)		(937)	(1,025)
MYI	(25.000)	07/05/2016	TBD	(4)		(484)	(509)
	(25.000)	07/21/2016	TBD	(4)		(307)	(327)
	(20.000)	07/07/2016	10/03/2016			(132)	(142)
	(20.000)	07/07/2016	TBD	(4)		(268)	(293)
	(20.000)	07/13/2016	10/03/2016			(331)	(356)
	(20.000)	07/25/2016	TBD	(4)		(718)	(775)
	(20.000)	08/10/2016	TBD	(4)		(2,356)	(2,568)
	(20.000)	08/25/2016	10/03/2016			(259)	(285)
	(20.000)	08/25/2016	TBD	(4)		(131)	(144)
	(20.000)	08/26/2016	10/03/2016			(190)	(210)
	(20.000)	08/29/2016	10/03/2016			(127)	(140)
	(20.000)	09/01/2016	10/03/2016			(127)	(140)
	(20.000)	09/07/2016	10/03/2016			(124)	(137)
	(20.000)	09/19/2016	10/03/2016			(122)	(136)
	(20.000)	09/19/2016	TBD	(4)		(122)	(137)
	(20.000)	09/19/2016	TBD	(4)		(118)	(132)
	(20.000)	09/21/2016	TBD	(4)		(350)	(393)
	(20.000)	09/29/2016	10/03/2016			(126)	(141)
	(20.000)	09/29/2016	TBD	(4)		(119)	(133)
	(20.000)	09/29/2016	TBD	(4)		(181)	(203)
	(20.000)	09/30/2016	10/03/2016			(377)	(423)
	(20.000)	09/30/2016	TBD	(4)		(253)	(284)
	(18.000)	08/10/2016	TBD	(4)		(714)	(780)
NOM	0.850	09/19/2016	10/13/2016			$(343,936)	(344,050)
	0.850	09/20/2016	10/13/2016			(22,528)	(22,535)
	0.850	09/21/2016	10/13/2016			(73,262)	(73,283)
	0.850	09/26/2016	10/13/2016			(21,270)	(21,274)
	0.850	09/30/2016	10/13/2016			(221,787)	(221,803)
RDR	(0.750)	05/25/2016	TBD	(4)		(4,456)	(4,444)

Total Reverse Repurchase Agreements							$(781,473)

(3)

The average amount of borrowings outstanding during the period ended September 30, 2016 was $(494,473) at a weighted average interest rate of (0.093)%. Average borrowings includes sale-buyback transactions, of which there were none open at period end.

(4)	Open maturity reverse repurchase agreement.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	27

Summary Schedule of Investments PIMCO Income Fund (Cont.)

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae, TBA	3.500%	10/01/2031	$5,000	$(5,277)	$(5,273)

Total Short Sales				$(5,277)	$(5,273)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2016:

(m)	Securities with an aggregate market value of $804,318 have been pledged as collateral under the terms of the following master agreements as of September 30, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure (5)
Global/Master Repurchase Agreement
BOS	$0	$(21,395)	$0	$(21,395)	$21,179	$(216)
BRC	0	(33,690)	0	(33,690)	33,119	(571)
COM	0	(388)	0	(388)	372	(16)
DEU	0	(14,875)	0	(14,875)	14,870	(5)
FOB	0	(9,895)	0	(9,895)	9,447	(448)
JML	0	(4,028)	0	(4,028)	3,904	(124)
MEI	0	(1,025)	0	(1,025)	1,034	9
MYI	0	(8,788)	0	(8,788)	8,600	(188)
NOM	0	(682,945)	0	(682,945)	702,744	19,799
RDR	0	(4,444)	0	(4,444)	4,594	150
SSB	6,072	0	0	6,072	(6,197)	(125)

Total Borrowings and Other Financing Transactions	$6,072	$(781,473)	$0

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(53,009)	$(53,009)
Sovereign Issues	0	(2,109)	0	(8,091)	(10,200)
U.S. Government Agencies	0	(682,945)	0	0	(682,945)
U.S. Treasury Obligations	0	(21,396)	0	0	(21,396)

Total Borrowings	$0	$(706,450)	$0	$(61,100)	$(767,550)

Gross amount of recognized liabilities for reverse repurchase agreements (6)					$(767,550)

(6)	Unsettled reverse repurchase agreements liability of $(13,923) is outstanding at period end.

28	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2016

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 10-Year Bond December Futures	Long	12/2016	360	$355	$195	$(75)
British pound currency December Futures	Short	12/2016	436	569	0	(27)
Euro currency December Futures	Short	12/2016	800	(246)	0	(250)
U.S. Treasury 2-Year Note December Futures	Short	12/2016	640	29	60	0

Total Futures Contracts				$707	$255	$(352)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.EM-20 5-Year Index	5.000%	12/20/2018	$25,300	$1,120	$390	$87	$0
CDX.EM-21 5-Year Index	5.000	06/20/2019	68,172	3,635	1,296	284	0
CDX.EM-24 5-Year Index	1.000	12/20/2020	32,316	(1,867)	859	96	0
CDX.EM-25 5-Year Index	1.000	06/20/2021	165,100	(10,042)	3,877	479	0
CDX.EM-26 5-Year Index	1.000	12/20/2021	109,500	(7,011)	233	301	0
CDX.HY-19 5-Year Index	5.000	12/20/2017	140,304	6,561	(2,120)	228	0
CDX.HY-20 5-Year Index	5.000	06/20/2018	85,056	5,306	638	194	0
CDX.HY-21 5-Year Index	5.000	12/20/2018	1,663	111	28	5	0
CDX.HY-24 5-Year Index	5.000	06/20/2020	2,267,617	170,184	41,428	10,872	0
CDX.HY-25 5-Year Index	5.000	12/20/2020	4,106,896	245,525	124,150	24,726	0
CDX.HY-26 5-Year Index	5.000	06/20/2021	555,410	29,511	12,616	3,295	0
CDX.IG-22 5-Year Index	1.000	06/20/2019	4,700	68	6	4	0
CDX.IG-23 5-Year Index	1.000	12/20/2019	18,500	249	105	20	0
CDX.IG-24 5-Year Index	1.000	06/20/2020	28,100	385	156	34	0
CDX.IG-26 5-Year Index	1.000	06/20/2021	1,401,200	20,365	11,013	2,181	0

				$464,100	$194,675	$42,806	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	29

Summary Schedule of Investments PIMCO Income Fund (Cont.)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	1-Year BRL-CDI	16.400%	01/04/2021	BRL	224,500	$(9,173)	$(203)	$0	$(45)
Receive	1-Year BRL-CDI	14.165	01/04/2021		138,200	(3,023)	33	0	(40)
Receive	1-Year BRL-CDI	14.153	01/04/2021		607,500	(13,231)	(648)	0	(176)
Pay	1-Year BRL-CDI	12.000	01/04/2021		96,100	(2)	0	38	0
Pay	3-Month CAD-Bank Bill	2.625	03/19/2027	CAD	172,700	17,613	3,746	0	(780)
Pay	3-Month CAD-Bank Bill	3.000	03/19/2027		376,200	49,251	7,570	0	(1,723)
Pay	3-Month CAD-Bank Bill	2.750	12/17/2027		132,800	15,718	9,843	0	(633)
Pay	3-Month CAD-Bank Bill	3.400	06/20/2029		34,700	6,412	1,287	0	(185)
Receive	3-Month CAD-Bank Bill	2.800	12/18/2043		289,300	(61,816)	(23,125)	2,047	0
Receive	3-Month CAD-Bank Bill	3.500	06/20/2044		22,000	(7,607)	(1,864)	171	0
Receive	3-Month USD-LIBOR *	1.250	12/21/2019	$	4,023,600	(17,794)	7,036	3,481	0
Receive	3-Month USD-LIBOR *	1.500	12/21/2021		146,600	(1,964)	91	278	0
Pay	3-Month USD-LIBOR	2.250	12/16/2022		150,400	9,818	2,004	0	(370)
Pay	3-Month USD-LIBOR	3.000	06/18/2024		2,458,600	319,270	147,013	0	(8,764)
Pay	3-Month USD-LIBOR	2.750	06/17/2025		1,356,000	160,828	35,058	0	(5,854)
Receive	3-Month USD-LIBOR *	1.750	12/21/2026		5,260,050	(122,702)	(27,279)	28,295	0
Receive	3-Month USD-LIBOR *	2.250	12/21/2046		2,963,130	(300,854)	(45,908)	53,383	0
Pay	3-Month ZAR-JIBAR *	8.300	03/15/2027	ZAR	765,500	585	533	14	0
Pay	6-Month AUD-BBR-BBSW	3.000	12/17/2019	AUD	285,800	8,367	3,461	353	0
Pay	6-Month AUD-BBR-BBSW	4.500	06/15/2022		175,000	19,804	4,336	363	0
Pay	6-Month AUD-BBR-BBSW	4.000	03/15/2023		3,175,400	309,157	70,440	6,880	0
Pay	6-Month AUD-BBR-BBSW	4.250	03/15/2023		397,900	43,464	8,204	872	0
Pay	6-Month AUD-BBR-BBSW	4.250	12/11/2023		462,900	57,083	14,585	1,162	0
Pay	6-Month AUD-BBR-BBSW	3.250	12/17/2024		1,180,600	88,494	39,822	3,070	0
Pay	6-Month AUD-BBR-BBSW	3.500	06/17/2025		845,550	79,447	30,715	2,338	0
Pay	6-Month AUD-BBR-BBSW	2.750	06/17/2026		489,400	23,071	7,597	1,399	0
Receive	6-Month EUR-EURIBOR	2.000	09/17/2024	EUR	690,800	(121,166)	(22,859)	420	0
Receive	6-Month JPY-LIBOR	0.300	03/18/2026	JPY	121,839,000	(30,985)	(10,292)	1,476	0
Pay	28-Day MXN-TIIE	5.000	09/13/2017	MXN	3,849,000	(1,036)	(2,723)	0	(319)
Pay	28-Day MXN-TIIE	5.500	09/13/2017		2,881,000	(37)	(2,533)	0	(235)
Pay	28-Day MXN-TIIE	5.270	02/05/2020		795,000	(861)	(1,340)	0	(102)
Pay	28-Day MXN-TIIE	5.145	04/02/2020		361,300	(494)	(598)	0	(47)
Pay	28-Day MXN-TIIE	5.405	11/19/2020		398,880	(462)	(462)	0	(50)
Pay	28-Day MXN-TIIE	5.095	02/05/2021		4,693,990	(8,983)	(5,859)	0	(589)
Pay	28-Day MXN-TIIE	5.615	05/21/2021		12,515,400	(11,761)	(11,367)	0	(1,533)
Pay	28-Day MXN-TIIE	5.680	05/28/2021		942,600	(766)	(766)	0	(116)
Pay	28-Day MXN-TIIE	5.650	06/02/2021		3,500,100	(3,103)	(3,103)	0	(420)
Pay	28-Day MXN-TIIE	5.900	07/20/2021		5,454,100	(1,980)	(2,415)	0	(670)
Pay	28-Day MXN-TIIE	5.430	11/17/2021		1,900,400	(2,982)	(3,413)	0	(210)
Pay	28-Day MXN-TIIE	5.810	05/02/2022		994,200	(809)	(463)	0	(105)
Pay	28-Day MXN-TIIE	5.850	05/02/2022		4,623,900	(3,295)	(3,215)	0	(492)
Pay	28-Day MXN-TIIE	5.500	09/02/2022		500,000	(872)	(853)	0	(54)
Pay	28-Day MXN-TIIE	5.750	09/02/2022		2,193,000	(2,344)	(4,042)	0	(242)
Pay	28-Day MXN-TIIE	5.795	06/02/2023		940,200	(1,117)	(1,117)	0	(83)
Pay	28-Day MXN-TIIE	6.350	09/01/2023		631,300	255	(12)	0	(47)
Pay	28-Day MXN-TIIE	5.980	08/26/2024		408,900	(414)	(749)	0	(36)
Pay	28-Day MXN-TIIE	5.950	01/30/2026		1,087,630	(1,730)	(1,742)	0	(62)
Pay	28-Day MXN-TIIE	5.990	01/30/2026		3,105,200	(4,460)	(2,430)	0	(179)
Pay	28-Day MXN-TIIE	6.080	03/10/2026		1,311,600	(1,435)	(745)	0	(89)
Pay	28-Day MXN-TIIE	6.490	09/08/2026		2,636,700	1,029	(135)	0	(207)
Pay	28-Day MXN-TIIE	6.710	09/20/2029		407,400	279	(722)	0	(25)
Pay	28-Day MXN-TIIE	6.620	02/18/2030		440,000	46	(755)	0	(23)

						$470,733	$209,637	$106,040	$(24,505)

Total Swap Agreements						$934,833	$404,312	$148,846	$(24,505)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

30	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2016

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2016:

(o)	Securities with an aggregate market value of $1,048,814 and cash of $11,711 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$255	$148,846	$149,101	$0	$(352)	$(24,505)	$(24,857)

(p)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	10/2016	EUR	5,834	$	6,548	$0	$(6)
	10/2016	$	9,699	AUD	12,660	0	(10)
BOA	10/2016	AUD	280,920	$	211,082	0	(3,920)
	10/2016	BRL	1,299,066		397,608	0	(1,840)
	10/2016	CAD	12,973		10,049	161	0
	10/2016	DKK	1,612,320		241,123	0	(2,140)
	10/2016	EUR	2,544,482		2,848,878	0	(9,464)
	10/2016	JPY	62,500,000		584,549	0	(32,296)
	10/2016	$	400,180	BRL	1,299,066	0	(732)
	10/2016		289,550	DKK	1,923,481	660	0
	11/2016	EUR	1,183,639	$	1,324,839	0	(6,594)
	01/2017	DKK	5,496,883		831,620	590	(2,032)
	04/2017		3,621,690		547,032	1,010	(5,269)
BPS	10/2016	BRL	884,113		272,353	498	0
	10/2016	GBP	5,304		6,891	16	0
	10/2016	$	270,002	BRL	884,113	1,856	(2)
	10/2016		2,179,870	EUR	1,942,843	2,622	0
	10/2016		3,401	JPY	351,000	60	0
	10/2016		261,960	MXN	4,873,684	864	(11,938)
	11/2016	EUR	1,942,843	$	2,182,493	0	(2,942)
BRC	10/2016	BRL	316,800		80,498	0	(16,914)
	10/2016	RUB	6,000,000		94,429	0	(827)
	10/2016	$	97,591	BRL	316,800	0	(179)
	10/2016		62,522	DKK	415,234	127	0
	11/2016	ZAR	764,782	$	51,931	0	(3,409)
	12/2016	$	93,134	RUB	6,000,000	768	0
	07/2017	DKK	415,234	$	63,342	0	(151)
CBK	10/2016	AUD	150,000		112,935	0	(1,867)
	10/2016	BRL	3,334,248		970,595	0	(54,649)
	10/2016	DKK	126,080		18,973	0	(50)
	10/2016	EUR	530,980		594,002	0	(2,474)
	10/2016	GBP	195,619		256,361	2,810	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	31

Summary Schedule of Investments PIMCO Income Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	10/2016	JPY	124,940,000	$	1,175,170	$0	$(57,775)
	10/2016	MXN	767,077		38,998	0	(490)
	10/2016	$	1,025,362	BRL	3,334,248	1,326	(1,444)
	10/2016		1,903	CAD	2,495	0	(1)
	10/2016		3,411,847	JPY	346,131,887	1,514	0
	10/2016		260,355	MXN	4,781,969	0	(14,190)
	10/2016		92,221	RUB	6,000,000	3,035	0
	11/2016	CHF	3,283	$	3,382	0	(6)
	11/2016	JPY	358,521,887		3,539,650	1,309	(1,554)
	11/2016	$	70,901	BRL	231,909	0	(197)
	01/2017	BRL	288,348	$	70,473	0	(15,820)
	01/2017	DKK	122,380		18,501	0	(46)
	04/2017	BRL	335,100		79,843	0	(17,947)
DUB	10/2016		720,271		216,144	221	(5,552)
	10/2016	$	221,656	BRL	720,271	0	(181)
	10/2016		13,070	MXN	252,179	0	(88)
	12/2016	BRL	720,271	$	217,927	135	0
	04/2017	DKK	438,270		66,382	0	(331)
FBF	10/2016	BRL	1,105,551		310,957	0	(28,988)
	10/2016	JPY	4,009,973		38,953	0	(591)
	10/2016	$	340,576	BRL	1,105,551	0	(631)
	11/2016	BRL	6,214	$	1,907	12	0
GLM	10/2016	AUD	38,908		29,330	0	(448)
	10/2016	BRL	1,607,433		380,718	0	(113,550)
	10/2016	DKK	186,130		27,961	0	(122)
	10/2016	EUR	46,717		52,359	0	(121)
	10/2016	GBP	405,956		532,842	6,663	0
	10/2016	JPY	8,677,689		84,381	0	(1,194)
	10/2016	$	495,174	BRL	1,607,433	0	(906)
	10/2016		67,198	EUR	59,842	64	(39)
	10/2016		4,128	GBP	3,127	0	(75)
	10/2016		1,303	JPY	134,900	27	0
	10/2016		5,431	MXN	101,291	16	(233)
	10/2016		47,155	RUB	3,044,684	1,182	0
	11/2016		17,944	EUR	16,037	96	0
HUS	10/2016	BRL	1,608,516	$	380,609	0	(113,992)
	10/2016	$	495,507	BRL	1,608,516	0	(907)
	10/2016		205,456	DKK	1,364,946	484	0
	11/2016	ZAR	724,854	$	50,235	0	(2,216)
	10/2017	DKK	1,364,946		209,027	0	(664)
IND	10/2016	GBP	300,000		393,859	5,015	0
JPM	10/2016	AUD	78,138		58,776	0	(1,026)
	10/2016	BRL	6,559,816		1,986,015	5,014	(36,070)
	10/2016	CAD	6,226		4,790	44	0
	10/2016	DKK	1,994,700		299,282	365	(2,038)
	10/2016	GBP	2,764		3,588	5	0
	10/2016	JPY	11,737,677		113,742	0	(2,009)
	10/2016	$	23,750	AUD	31,391	275	0
	10/2016		1,623,362	BRL	5,243,983	0	(10,896)
	10/2016		12,625	CAD	16,704	107	0
	10/2016		9,746	EUR	8,674	0	(2)
	10/2016		20,727	GBP	15,678	0	(406)
	10/2016		310,050	MXN	5,865,432	0	(8,111)
	10/2016		7,943	RUB	520,128	314	0
	11/2016	BRL	554,660	$	170,665	1,563	0
	11/2016	CAD	16,704		12,628	0	(107)
	11/2016	GBP	350,636		454,569	0	(178)
	11/2016	JPY	9,530,000		95,214	1,027	0
	11/2016	$	522	ZAR	7,147	0	(5)

32	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2016

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	11/2016	ZAR	6,043	$	419	$0	$(18)
	12/2016	BRL	518,299		157,380	659	0
	01/2017		3,247,938		962,307	6,842	(16,535)
	04/2017		1,489,100		354,970	0	(79,581)
	04/2017	DKK	341,360		51,975	14	0
	10/2017		158,440		24,283	0	(57)
MSB	10/2016	AUD	108,907		82,024	0	(1,328)
	10/2016	BRL	2,893,473		891,342	1,631	0
	10/2016	DKK	4,145,662		624,816	0	(671)
	10/2016	GBP	300,000		393,844	4,999	0
	10/2016	$	891,324	BRL	2,893,473	351	(1,964)
	10/2016		1,104,865	GBP	850,000	0	(3,138)
	11/2016	BRL	1,363,881	$	417,876	2,064	0
	11/2016	GBP	850,000		1,105,423	3,042	0
	12/2016	BRL	1,441,215		435,860	72	0
	04/2017	DKK	531,215		80,136	0	(726)
NGF	10/2016	BRL	974,930		300,330	549	0
	10/2016	$	300,441	BRL	974,930	0	(661)
RBC	10/2016	DKK	258,635	$	38,482	0	(540)
	10/2016	GBP	4,930		6,559	169	0
SCX	10/2016	JPY	93,249,411		911,590	0	(7,984)
	10/2016	$	5,852	AUD	7,664	14	0
	10/2016		4,718	EUR	4,220	22	0
SOG	10/2016		100,252	RUB	6,553,753	3,796	0
TOR	10/2016	BRL	637,190	$	195,361	0	(568)
	10/2016	GBP	4,868		6,526	216	0
	10/2016	$	196,288	BRL	637,190	0	(359)
UAG	10/2016	BRL	759,257	$	179,812	0	(53,651)
	10/2016	EUR	77,109		86,423	87	(284)
	10/2016	JPY	228,943,036		2,239,729	0	(17,981)
	10/2016	$	233,891	BRL	759,257	0	(428)
	10/2016		6,596	EUR	5,904	36	0
	10/2016		79,720	RUB	5,176,430	2,461	0
	11/2016	AUD	605,158	$	459,217	0	(3,660)
	11/2016	JPY	28,490,000		284,664	3,090	0

Total Forward Foreign Currency Contracts						$71,969	$(790,986)

WRITTEN OPTIONS:

As of September 30, 2016, there were no open written options. Transactions in written call and put options for period ended September 30, 2016:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
Notional Amount in $		$400,760	$	0	$	0	$	(400,760)	$	0	$	0
Notional Amount in BRL	BRL	759,920	BRL	0	BRL	0	BRL	(759,920)	BRL	0	BRL	0
Premiums		$(20,871)	$	0	$	0	$	20,871	$	0	$	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	33

Summary Schedule of Investments PIMCO Income Fund (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Maturity Date	Implied Credit Spread at September 30, 2016 (3)	Notional Amount (4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BRC	Constellation Energy Group, Inc.	(1.000)%	06/20/2020	0.263%	$ 1,900	$(59)	$7	$0	$(52)
JPM	Devon Energy Corp.	(1.000)	03/20/2019	0.902	600	60	(62)	0	(2)
MYC	Canadian Natural Resources Ltd.	(1.000)	03/20/2018	0.587	2,200	116	(130)	0	(14)
	Devon Energy Corp.	(1.000)	03/20/2019	0.902	1,200	132	(135)	0	(3)
	Kinder Morgan Energy Partners LP	(1.000)	03/20/2019	0.693	1,000	43	(51)	0	(8)
	Pioneer Natural Resources Co.	(1.000)	06/20/2018	0.426	1,300	25	(38)	0	(13)

						$317	$(409)	$0	$(92)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2016 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Chesapeake Energy Corp.	5.000%	12/20/2018	5.295%	$	3,470	$(1,431)	$1,416	$0	$(15)
	Colombia Government International Bond	1.000	06/20/2021	1.511		6,500	(208)	61	0	(147)
	Gazprom OAO Via Gaz Capital S.A.	1.000	06/20/2020	2.050		6,300	(952)	718	0	(234)
	Greece Government International Bond	1.000	12/20/2016	11.840		1,400	(196)	163	0	(33)
	Indonesia Government International Bond	1.000	06/20/2019	0.806		21,400	(719)	838	119	0
	Russia Government International Bond	1.000	03/20/2019	1.074		26,600	(1,406)	1,367	0	(39)
	Russia Government International Bond	1.000	12/20/2020	1.782		46,910	(3,714)	2,251	0	(1,463)
	Russia Government International Bond	1.000	06/20/2024	2.632		37,800	(3,600)	(544)	0	(4,144)
	Russia Government International Bond	1.000	09/20/2024	2.652		11,600	(1,179)	(141)	0	(1,320)
BPS	Barclays Bank PLC	1.000	06/20/2017	0.392	EUR	10,800	0	58	58	0
	Brazil Government International Bond	1.000	03/20/2019	1.303	$	11,500	(372)	292	0	(80)
	Chesapeake Energy Corp.	5.000	06/20/2017	2.437		1,200	(318)	342	24	0
	Colombia Government International Bond	1.000	06/20/2021	1.511		7,200	(229)	66	0	(163)
	Mexico Government International Bond	1.000	12/20/2021	1.648		17,300	(596)	50	0	(546)
	Petrobras Global Finance BV	1.000	06/20/2018	2.255		2,800	(405)	346	0	(59)
	Petrobras Global Finance BV	1.000	06/20/2019	3.256		16,500	(1,057)	94	0	(963)
	Petrobras Global Finance BV	1.000	12/20/2019	3.640		37,644	(3,641)	643	0	(2,998)

34	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2016

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2016 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Petrobras Global Finance BV	1.000%	03/20/2020	3.870%	$	14,000	$(2,243)	$949	$0	$(1,294)
	Petrobras Global Finance BV	1.000	09/20/2020	4.241		4,200	(584)	91	0	(493)
	Petrobras Global Finance BV	1.000	06/20/2021	4.709		3,500	(980)	439	0	(541)
BRC	Chesapeake Energy Corp.	5.000	12/20/2017	3.100		4,000	(1,300)	1,399	99	0
	Colombia Government International Bond	1.000	03/20/2019	0.839		12,900	(74)	129	55	0
	Colombia Government International Bond	1.000	06/20/2021	1.511		6,400	(204)	59	0	(145)
	Mexico Government International Bond	1.000	12/20/2021	1.648		10,500	(337)	5	0	(332)
	Petrobras Global Finance BV	1.000	06/20/2019	3.256		10,100	(632)	43	0	(589)
	Petrobras Global Finance BV	1.000	12/20/2019	3.640		34,913	(5,148)	2,368	0	(2,780)
	Petrobras Global Finance BV	1.000	06/20/2021	4.709		27,700	(7,297)	3,014	0	(4,283)
	Petroleos Mexicanos	1.000	12/20/2021	3.109		7,400	(656)	(79)	0	(735)
	Russia Government International Bond	1.000	03/20/2019	1.074		2,400	(138)	135	0	(3)
	Russia Government International Bond	1.000	06/20/2019	1.204		24,800	(1,538)	1,412	0	(126)
	Russia Government International Bond	1.000	12/20/2020	1.782		63,750	(5,055)	3,067	0	(1,988)
	Russia Government International Bond	1.000	06/20/2024	2.632		37,400	(4,441)	341	0	(4,100)
	Russia Government International Bond	1.000	09/20/2024	2.652		19,860	(2,139)	(121)	0	(2,260)
	South Africa Government International Bond	1.000	06/20/2021	2.346		77,200	(4,906)	336	0	(4,570)
	Springleaf Finance Corp.	5.000	09/20/2021	4.264		4,400	329	(181)	148	0
CBK	Chesapeake Energy Corp.	5.000	12/20/2017	3.100		1,600	(528)	567	39	0
	Credit Suisse Group Finance	1.000	06/20/2017	0.774	EUR	3,500	12	(4)	8	0
	Deutsche Bank AG	1.000	12/20/2017	2.453		30,500	(564)	(26)	0	(590)
	Deutsche Bank AG	1.000	12/20/2017	2.453		3,900	(351)	0	0	(351)
	Indonesia Government International Bond	1.000	03/20/2019	0.731	$	12,900	(564)	653	89	0
	Navient Corp.	5.000	09/20/2020	4.026		3,000	(48)	159	111	0
	Petrobras Global Finance BV	1.000	12/20/2019	3.640		7,200	(786)	213	0	(573)
	Russia Government International Bond	1.000	03/20/2019	1.074		49,313	(2,734)	2,663	0	(71)
	Russia Government International Bond	1.000	06/20/2019	1.204		138,700	(8,809)	8,103	0	(706)
	Russia Government International Bond	1.000	12/20/2020	1.782		18,390	(1,472)	898	0	(574)
	Russia Government International Bond	1.000	06/20/2024	2.632		30,700	(3,329)	(36)	0	(3,365)
	Russia Government International Bond	1.000	09/20/2024	2.652		26,300	(2,281)	(711)	0	(2,992)
DUB	Brazil Government International Bond	1.000	09/20/2018	1.104		15,400	(653)	627	0	(26)
	Colombia Government International Bond	1.000	06/20/2019	0.913		17,000	17	29	46	0
	Colombia Government International Bond	1.000	06/20/2021	1.511		3,250	(101)	27	0	(74)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	35

Summary Schedule of Investments PIMCO Income Fund (Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2016 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Indonesia Government International Bond	1.000%	06/20/2019	0.806%	$	13,800	$(351)	$428	$77	$0
	Mexico Government International Bond	1.000	12/20/2021	1.648		10,500	(337)	5	0	(332)
GST	Brazil Government International Bond	1.000	09/20/2018	1.104		30,800	(1,313)	1,262	0	(51)
	Brazil Government International Bond	1.000	03/20/2019	1.303		34,500	(1,171)	930	0	(241)
	Chesapeake Energy Corp.	5.000	12/20/2017	3.100		10,000	(3,275)	3,522	247	0
	Chesapeake Energy Corp.	5.000	09/20/2018	4.960		1,325	(133)	136	3	0
	Colombia Government International Bond	1.000	03/20/2019	0.839		12,900	(74)	129	55	0
	Gazprom OAO Via Gaz Capital S.A.	1.000	06/20/2020	2.050		7,300	(1,106)	835	0	(271)
	Greece Government International Bond	1.000	12/20/2016	11.840		1,930	(444)	399	0	(45)
	Mexico Government International Bond	1.000	12/20/2021	1.648		19,800	(693)	68	0	(625)
	Petrobras Global Finance BV	1.000	12/20/2019	3.640		21,950	(2,327)	579	0	(1,748)
	Petrobras Global Finance BV	1.000	03/20/2020	3.870		900	(134)	51	0	(83)
	Petrobras Global Finance BV	1.000	09/20/2020	4.241		9,600	(1,402)	276	0	(1,126)
	Petrobras Global Finance BV	1.000	06/20/2021	4.709		30,407	(8,279)	3,578	0	(4,701)
	Petrobras Global Finance BV	1.000	12/20/2021	4.964		13,500	(2,462)	49	0	(2,413)
	Petroleos Mexicanos	1.000	12/20/2021	3.109		1,900	(176)	(13)	0	(189)
	Russia Government International Bond	1.000	09/20/2018	0.858		19,000	(779)	839	60	0
	Russia Government International Bond	1.000	03/20/2019	1.074		42,400	(1,409)	1,348	0	(61)
	Russia Government International Bond	1.000	06/20/2019	1.204		9,700	(600)	551	0	(49)
	Russia Government International Bond	1.000	03/20/2020	1.517		3,100	(577)	524	0	(53)
	Russia Government International Bond	1.000	06/20/2020	1.618		2,700	(368)	309	0	(59)
	Russia Government International Bond	1.000	12/20/2020	1.782		10,800	(821)	484	0	(337)
	Russia Government International Bond	1.000	06/20/2021	1.996		18,500	(1,585)	769	0	(816)
	Russia Government International Bond	1.000	06/20/2024	2.632		8,400	(950)	29	0	(921)
	South Africa Government International Bond	1.000	06/20/2021	2.346		9,400	(601)	45	0	(556)
	Springleaf Finance Corp.	5.000	12/20/2019	2.662		4,100	332	(32)	300	0
HUS	Brazil Government International Bond	1.000	09/20/2018	1.104		11,500	(490)	471	0	(19)
	Colombia Government International Bond	1.000	03/20/2019	0.839		12,900	(62)	117	55	0
	Colombia Government International Bond	1.000	06/20/2021	1.511		6,500	(207)	60	0	(147)
	Indonesia Government International Bond	1.000	03/20/2019	0.731		25,800	(1,059)	1,237	178	0
	Indonesia Government International Bond	1.000	06/20/2019	0.806		5,200	(161)	190	29	0
	Mexico Government International Bond	1.000	12/20/2021	1.648		5,000	(176)	18	0	(158)
	Petrobras Global Finance BV	1.000	12/20/2019	3.640		79,102	(7,962)	1,663	0	(6,299)
	Petrobras Global Finance BV	1.000	03/20/2020	3.870		10,600	(1,795)	815	0	(980)
	Petrobras Global Finance BV	1.000	09/20/2020	4.241		3,140	(445)	77	0	(368)

36	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2016

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2016 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Petrobras Global Finance BV	1.000%	06/20/2021	4.709%	$	13,900	$(4,157)	$2,008	$0	$(2,149)
	Petroleos Mexicanos	1.000	12/20/2021	3.109		6,600	(605)	(51)	0	(656)
	Russia Government International Bond	1.000	09/20/2018	0.858		34,500	(1,400)	1,508	108	0
	Russia Government International Bond	1.000	03/20/2019	1.074		38,300	(1,615)	1,559	0	(56)
	Russia Government International Bond	1.000	06/20/2019	1.204		40,240	(2,226)	2,021	0	(205)
	Russia Government International Bond	1.000	12/20/2020	1.782		26,370	(2,048)	1,225	0	(823)
	Russia Government International Bond	1.000	06/20/2024	2.632		18,340	(1,888)	(123)	0	(2,011)
	Russia Government International Bond	1.000	09/20/2024	2.652		14,861	(2,032)	341	0	(1,691)
	South Africa Government International Bond	1.000	06/20/2021	2.346		26,700	(1,655)	74	0	(1,581)
JPM	Brazil Government International Bond	1.000	09/20/2018	1.104		19,300	(823)	791	0	(32)
	Brazil Government International Bond	1.000	03/20/2019	1.303		13,500	(602)	508	0	(94)
	Chesapeake Energy Corp.	5.000	09/20/2017	2.857		1,900	(44)	87	43	0
	Chesapeake Energy Corp.	5.000	12/20/2017	3.100		1,360	(422)	456	34	0
	Chesapeake Energy Corp.	5.000	12/20/2018	5.295		2,500	(1,038)	1,027	0	(11)
	Colombia Government International Bond	1.000	03/20/2019	0.839		12,900	(56)	111	55	0
	Colombia Government International Bond	1.000	06/20/2021	1.511		9,900	(315)	91	0	(224)
	Deutsche Bank AG	1.000	12/20/2017	2.453	EUR	13,400	(187)	(72)	0	(259)
	Indonesia Government International Bond	1.000	03/20/2019	0.731	$	12,900	(564)	653	89	0
	Indonesia Government International Bond	1.000	06/20/2019	0.806		22,200	(766)	889	123	0
	Mexico Government International Bond	1.000	12/20/2021	1.648		7,400	(238)	4	0	(234)
	Petrobras Global Finance BV	1.000	12/20/2019	3.640		13,418	(1,236)	167	0	(1,069)
	Russia Government International Bond	1.000	09/20/2018	0.858		42,700	(1,761)	1,895	134	0
	Russia Government International Bond	1.000	03/20/2019	1.074		27,300	(824)	784	0	(40)
	Russia Government International Bond	1.000	06/20/2019	1.204		31,700	(2,220)	2,059	0	(161)
	Russia Government International Bond	1.000	09/20/2020	1.706		34,600	(3,812)	2,893	0	(919)
	Russia Government International Bond	1.000	12/20/2020	1.782		37,800	(4,481)	3,302	0	(1,179)
	Russia Government International Bond	1.000	06/20/2024	2.632		9,200	(845)	(164)	0	(1,009)
MYC	Chesapeake Energy Corp.	5.000	12/20/2017	3.100		3,490	(1,099)	1,185	86	0
	Chesapeake Energy Corp.	5.000	09/20/2018	4.960		4,948	(399)	412	13	0
	Chesapeake Energy Corp.	5.000	03/20/2019	5.702		2,500	(171)	135	0	(36)
	Chesapeake Energy Corp.	5.000	09/20/2020	7.478		400	(40)	6	0	(34)
	Petrobras Global Finance BV	1.000	12/20/2019	3.640		50,100	(4,637)	647	0	(3,990)
	Pioneer Natural Resources Co.	1.000	12/20/2020	0.959		1,400	(150)	153	3	0
	Russia Government International Bond	1.000	03/20/2019	1.074		5,000	(289)	282	0	(7)
	Russia Government International Bond	1.000	12/20/2020	1.782		9,100	(1,126)	842	0	(284)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	37

Summary Schedule of Investments PIMCO Income Fund (Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2016 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
NGF	Russia Government International Bond	1.000%	06/20/2021	1.996%	$	65,100	$(4,521)	$1,651	$0	$(2,870)
	South Africa Government International Bond	1.000	06/20/2021	2.346		9,700	(597)	23	0	(574)
SOG	Deutsche Bank AG	1.000	12/20/2017	2.453	EUR	6,800	(98)	(34)	0	(132)

							$(173,936)	$85,681	$2,488	$(90,743)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (5)
								Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	$	145,753	$(30,241)	$7,849	$0	$(22,392)
	ABX.HE.AAA.7-1 Index	0.090	08/25/2037		47,178	(26,479)	14,846	0	(11,633)
	ABX.HE.AAA.7-2 Index	0.760	01/25/2038		5,644	(3,183)	1,316	0	(1,867)
	CMBX.NA.AAA.3 Index	0.080	12/13/2049		21,609	(577)	551	0	(26)
	CMBX.NA.AAA.4 Index	0.350	02/17/2051		53,480	(1,741)	1,661	0	(80)
	CMBX.NA.AAA.6 Index	0.500	05/11/2063		188,763	(5,303)	3,831	0	(1,472)
	CMBX.NA.AS.6 Index	1.000	05/11/2063		8,000	(19)	(30)	0	(49)
BPS	CDX.EM-17 5-Year Index	5.000	06/20/2017		45,500	3,268	(2,657)	611	0
BRC	ABX.HE.AAA.6-2 Index	0.110	05/25/2046		13,956	(3,280)	1,136	0	(2,144)
	ABX.HE.AAA.7-1 Index	0.090	08/25/2037		14,836	(8,382)	4,724	0	(3,658)
	CMBX.NA.AAA.6 Index	0.500	05/11/2063		12,498	(444)	347	0	(97)
	CMBX.NA.AS.6 Index	1.000	05/11/2063		30,400	(1,000)	811	0	(189)
	PrimeX.ARM.2-AAA Index	4.580	12/25/2037		6,466	262	(171)	91	0
CBK	ABX.HE.AA.6-1 Index	0.320	07/25/2045		22,096	(10,772)	6,562	0	(4,210)
	ABX.HE.AAA.7-1 Index	0.090	08/25/2037		113,939	(64,133)	36,039	0	(28,094)
	CMBX.NA.AAA.3 Index	0.080	12/13/2049		15,175	(538)	520	0	(18)
	CMBX.NA.AAA.4 Index	0.350	02/17/2051		80,219	(2,625)	2,506	0	(119)
	CMBX.NA.AAA.6 Index	0.500	05/11/2063		49,990	(2,106)	1,716	0	(390)
	CMBX.NA.AAA.8 Index	0.500	10/17/2057		50,000	(1,820)	608	0	(1,212)
DUB	ABX.HE.AAA.7-1 Index	0.090	08/25/2037		20,770	(11,683)	6,562	0	(5,121)
	ABX.HE.AAA.7-2 Index	0.760	01/25/2038		18,837	(10,623)	4,391	0	(6,232)
	CMBX.NA.AAA.3 Index	0.080	12/13/2049		13,657	(340)	324	0	(16)
	CMBX.NA.AAA.4 Index	0.350	02/17/2051		222,341	(8,032)	7,700	0	(332)
	CMBX.NA.AAA.6 Index	0.500	05/11/2063		158,969	(4,320)	3,080	0	(1,240)
	CMBX.NA.AAA.7 Index	0.500	01/17/2047		192,300	(8,719)	5,628	0	(3,091)
	CMBX.NA.AAA.8 Index	0.500	10/17/2057		595,300	(38,483)	24,058	0	(14,425)
	CMBX.NA.AAA.9 Index	0.500	09/17/2058		10,000	(1,005)	639	0	(366)
	CMBX.NA.AS.6 Index	1.000	05/11/2063		10,000	(208)	146	0	(62)
FBF	ABX.HE.AA.6-2 Index	0.170	05/25/2046		29,134	(25,893)	13,565	0	(12,328)
	ABX.HE.AA.7-1 Index	0.150	08/25/2037		550	(436)	260	0	(176)
	ABX.HE.AAA.7-1 Index	0.090	08/25/2037		191,678	(107,759)	60,497	0	(47,262)
	ABX.HE.AAA.7-2 Index	0.760	01/25/2038		110,062	(62,068)	25,655	0	(36,413)
	CMBX.NA.AAA.3 Index	0.080	12/13/2049		22,732	(597)	572	0	(25)
	CMBX.NA.AAA.4 Index	0.350	02/17/2051		162,647	(8,608)	8,365	0	(243)
	CMBX.NA.AAA.6 Index	0.500	05/11/2063		288,444	(9,369)	7,119	0	(2,250)
	CMBX.NA.AAA.7 Index	0.500	01/17/2047		319,100	(10,824)	5,693	0	(5,131)
	CMBX.NA.AAA.8 Index	0.500	10/17/2057		168,800	(8,696)	4,606	0	(4,090)
	CMBX.NA.AS.6 Index	1.000	05/11/2063		68,000	(1,528)	1,105	0	(423)
GST	ABX.HE.AAA.6-2 Index	0.110	05/25/2046		20,780	(4,704)	1,512	0	(3,192)
	ABX.HE.AAA.7-1 Index	0.090	08/25/2037		71,954	(30,179)	12,437	0	(17,742)
	ABX.HE.AAA.7-2 Index	0.760	01/25/2038		5,644	(1,921)	54	0	(1,867)

38	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2016

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (5)
								Asset	Liability
	CMBX.NA.AAA.3 Index	0.080%	12/13/2049	$	7,587	$(263)	$254	$0	$(9)
	CMBX.NA.AAA.4 Index	0.350	02/17/2051		67,381	(1,644)	1,543	0	(101)
	CMBX.NA.AAA.6 Index	0.500	05/11/2063		204,765	(7,433)	5,833	0	(1,600)
	CMBX.NA.AAA.7 Index	0.500	01/17/2047		116,600	(4,228)	2,354	0	(1,874)
	CMBX.NA.AAA.8 Index	0.500	10/17/2057		204,900	(12,994)	8,029	0	(4,965)
	CMBX.NA.AAA.9 Index	0.500	09/17/2058		253,100	(12,982)	3,707	0	(9,275)
	CMBX.NA.AS.6 Index	1.000	05/11/2063		10,000	(9)	(53)	0	(62)
	CMBX.NA.AS.9 Index	1.000	09/17/2058		25,000	(1,882)	855	0	(1,027)
HUS	CDX.EM-17 5-Year Index	5.000	06/20/2017		22,750	2,230	(1,925)	305	0
JPM	ABX.HE.AA.6-2 Index	0.170	05/25/2046		978	(411)	(3)	0	(414)
	ABX.HE.AA.7-1 Index	0.150	08/25/2037		150	(91)	43	0	(48)
	ABX.HE.AA.7-2 Index	1.920	01/25/2038		150	(84)	(35)	0	(119)
	ABX.HE.AAA.7-1 Index	0.090	08/25/2037		14,836	(8,327)	4,669	0	(3,658)
	CMBX.NA.AAA.4 Index	0.350	02/17/2051		36,798	(1,414)	1,359	0	(55)
JPS	CMBX.NA.AAA.7 Index	0.500	01/17/2047		100,600	(4,532)	2,914	0	(1,618)
	CMBX.NA.AAA.8 Index	0.500	10/17/2057		588,800	(35,350)	21,083	0	(14,267)
MEI	ABX.HE.AAA.6-2 Index	0.110	05/25/2046		16,394	(3,254)	735	0	(2,519)
	CMBX.NA.AAA.6 Index	0.500	05/11/2063		8,153	(329)	265	0	(64)
	CMBX.NA.AAA.7 Index	0.500	01/17/2047		48,800	(2,567)	1,783	0	(784)
	CMBX.NA.AAA.8 Index	0.500	10/17/2057		145,500	(9,443)	5,917	0	(3,526)
	CMBX.NA.AAA.9 Index	0.500	09/17/2058		158,400	(12,402)	6,597	0	(5,805)
MYC	ABX.HE.AAA.6-2 Index	0.110	05/25/2046		15,288	(3,081)	732	0	(2,349)
	ABX.HE.AAA.7-1 Index	0.090	08/25/2037		23,737	(13,322)	7,469	0	(5,853)
	ABX.HE.AAA.7-2 Index	0.760	01/25/2038		14,110	(7,957)	3,289	0	(4,668)
	CMBX.NA.AAA.3 Index	0.080	12/13/2049		70,897	(1,006)	922	0	(84)
	CMBX.NA.AAA.4 Index	0.350	02/17/2051		209,584	(7,049)	6,738	0	(311)
	CMBX.NA.AAA.6 Index	0.500	05/11/2063		176,965	(4,869)	3,488	0	(1,381)
	CMBX.NA.AAA.7 Index	0.500	01/17/2047		127,000	(4,348)	2,307	0	(2,041)
	CMBX.NA.AAA.8 Index	0.500	10/17/2057		64,900	(4,510)	2,937	0	(1,573)
	CMBX.NA.AAA.9 Index	0.500	09/17/2058		9,000	(895)	565	0	(330)
	CMBX.NA.AS.6 Index	1.000	05/11/2063		18,700	(682)	566	0	(116)
SAL	CMBX.NA.AAA.8 Index	0.500	10/17/2057		41,200	(2,256)	1,258	0	(998)
UAG	CMBX.NA.AAA.6 Index	0.500	05/11/2063		57,489	(2,104)	1,656	0	(448)
	CMBX.NA.AAA.7 Index	0.500	01/17/2047		18,400	(820)	524	0	(296)
	CMBX.NA.AAA.8 Index	0.500	10/17/2057		52,000	(3,102)	1,842	0	(1,260)

						$ (688,518)	$376,350	$1,007	$(313,175)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	39

Summary Schedule of Investments PIMCO Income Fund (Cont.)

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	12.230%	01/04/2021	BRL	204,700	$(271)	$1,064	$793	$0
BRC	Pay	6-Month AUD- BBR-BBSW *	5.250	12/15/2021	AUD	97,200	(138)	12,114	11,976	0
CBK	Receive	1-Year BRL-CDI	15.590	01/04/2021	BRL	93,210	(1,086)	(2,099)	0	(3,185)
	Receive	1-Year BRL-CDI	16.400	01/04/2021		219,660	(3,817)	(5,137)	0	(8,954)
FBF	Pay	1-Year BRL-CDI	12.810	01/04/2021		280,670	(241)	2,612	2,371	0
GLM	Pay	6-Month AUD- BBR-BBSW *	5.250	12/15/2021	AUD	145,800	(204)	18,168	17,964	0
	Pay	28-Day MXN-TIIE	5.000	09/13/2017	MXN	325,000	(206)	119	0	(87)
HUS	Receive	1-Year BRL-CDI	14.170	01/04/2021	BRL	138,200	0	(3,011)	0	(3,011)
MYC	Pay	1-Year BRL-CDI	12.230	01/04/2021		232,700	(263)	1,164	901	0
	Pay	1-Year BRL-CDI	12.810	01/04/2021		411,200	(158)	3,632	3,474	0
UAG	Pay	1-Year BRL-CDI	11.680	01/04/2021		123,425	385	(805)	0	(420)
	Pay	6-Month AUD- BBR-BBSW	5.000	06/15/2022	AUD	128,000	(102)	17,407	17,305	0

							$(6,101)	$45,228	$54,784	$(15,657)

Total Swap Agreements							$(868,238)	$506,850	$58,279	$(419,667)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2016:

(q)	Securities with an aggregate market value of $1,131,578 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure (6)
AZD	$0	$0	$0	$0	$(16)	$0	$0	$(16)	$(16)	$0	$(16)
BOA	2,421	0	912	3,333	(64,287)	0	(44,914)	(109,201)	(105,868)	102,004	(3,864)
BPS	5,916	0	693	6,609	(14,882)	0	(7,137)	(22,019)	(15,410)	19,340	3,930
BRC	895	0	12,369	13,264	(21,480)	0	(28,051)	(49,531)	(36,267)	36,703	436
CBK	9,994	0	247	10,241	(168,510)	0	(55,404)	(223,914)	(213,673)	219,487	5,814
DUB	356	0	123	479	(6,152)	0	(31,317)	(37,469)	(36,990)	35,969	(1,021)
FBF	12	0	2,371	2,383	(30,210)	0	(108,341)	(138,551)	(136,168)	140,899	4,731
GLM	8,048	0	17,964	26,012	(116,688)	0	(87)	(116,775)	(90,763)	94,693	3,930
GST	0	0	665	665	0	0	(56,059)	(56,059)	(55,394)	57,105	1,711
HUS	484	0	675	1,159	(117,779)	0	(20,154)	(137,933)	(136,774)	139,792	3,018
IND	5,015	0	0	5,015	0	0	0	0	5,015	(4,196)	819
JPM	16,229	0	478	16,707	(157,039)	0	(9,527)	(166,566)	(149,859)	159,035	9,176
JPS	0	0	0	0	0	0	(15,885)	(15,885)	(15,885)	16,998	1,113
MEI	0	0	0	0	0	0	(12,698)	(12,698)	(12,698)	13,519	821
MSB	12,159	0	0	12,159	(7,827)	0	0	(7,827)	4,332	(3,190)	1,142
MYC	0	0	4,477	4,477	0	0	(23,095)	(23,095)	(18,618)	16,304	(2,314)
NGF	549	0	0	549	(661)	0	(3,444)	(4,105)	(3,556)	3,090	(466)
RBC	169	0	0	169	(540)	0	0	(540)	(371)	195	(176)
RYL	0	0	0	0	0	0	0	0	0	(32)	(32)

40	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2016

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure (6)
SAL	$0	$0	$0	$0	$0	$0	$(998)	$(998)	$(998)	$1,082	$84
SCX	36	0	0	36	(7,984)	0	0	(7,984)	(7,948)	6,197	(1,751)
SOG	3,796	0	0	3,796	0	0	(132)	(132)	3,664	(3,130)	534
TOR	216	0	0	216	(927)	0	0	(927)	(711)	833	122
UAG	5,674	0	17,305	22,979	(76,004)	0	(2,424)	(78,428)	(55,449)	61,421	5,972

Total Over the Counter	$71,969	$0	$58,279	$130,248	$(790,986)	$0	$(419,667)	$(1,210,653)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$255	$255
Swap Agreements	0	42,806	0	0	106,040	148,846

	$0	$42,806	$0	$0	$106,295	$149,101

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$71,969	$0	$71,969
Swap Agreements	0	3,495	0	0	54,784	58,279

	$0	$3,495	$0	$71,969	$54,784	$130,248

	$0	$46,301	$0	$71,969	$161,079	$279,349

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$277	$75	$352
Swap Agreements	0	0	0	0	24,505	24,505

	$0	$0	$0	$277	$24,580	$24,857

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$790,986	$0	$790,986
Swap Agreements	0	404,010	0	0	15,657	419,667

	$0	$404,010	$0	$790,986	$15,657	$1,210,653

	$0	$404,010	$0	$791,263	$40,237	$1,235,510

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	41

Summary Schedule of Investments PIMCO Income Fund (Cont.)

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$1,745	$(346)	$1,399
Swap Agreements	0	345,677	0	0	(358,513)	(12,836)

	$0	$345,677	$0	$1,745	$(358,859)	$(11,437)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(926,588)	$0	$(926,588)
Purchased Options	0	0	0	0	(3,013)	(3,013)
Written Options	0	0	0	20,871	0	20,871
Swap Agreements	0	49,964	0	0	(16,240)	33,724

	$0	$49,964	$0	$(905,717)	$(19,253)	$(875,006)

	$0	$395,641	$0	$(903,972)	$(378,112)	$(886,443)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$4,241	$178	$4,419
Swap Agreements	0	43,540	0	0	243,269	286,809

	$0	$43,540	$0	$4,241	$243,447	$291,228

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(29,101)	$0	$(29,101)
Purchased Options	0	0	0	0	998	998
Written Options	0	0	0	(5,797)	0	(5,797)
Swap Agreements	0	195,312	0	0	22,700	218,012

	$0	$195,312	$0	$(34,898)	$23,698	$184,112

	$0	$238,852	$0	$(30,657)	$267,145	$475,340

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Investments in Securities, at Value
Bank Loan Obligations	$0	$2,108,276	$100,611	$2,208,887
Corporate Bonds & Notes
Banking & Finance	24,520	8,511,983	20,723	8,557,226
Industrials	0	2,395,893	5,853	2,401,746
Utilities	0	2,151,772	0	2,151,772
Convertible Bonds & Notes
Banking & Finance	0	34,937	0	34,937
Municipal Bonds & Notes
California	0	25,585	0	25,585
Illinois	0	90,028	0	90,028
Missouri	0	0	66,385	66,385
U.S. Government Agencies	0	7,924,411	14,467	7,938,878
U.S. Treasury Obligations	0	11,259,276	0	11,259,276

42	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2016

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Non-Agency Mortgage-Backed Securities	$0	$13,391,774	$790,911	$14,182,685
Asset-Backed Securities	0	15,946,570	324,587	16,271,157
Sovereign Issues	0	3,532,983	0	3,532,983
Common Stocks
Financials	0	0	1,130	1,130
Health Care	0	148	0	148
Convertible Preferred Securities
Banking & Finance	0	1,560	0	1,560
Preferred Securities
Banking & Finance	3,903	16,438	0	20,341
Short-Term Instruments
Certificates of Deposit	0	815,931	0	815,931
Repurchase Agreements	0	6,072	0	6,072
Short-Term Notes	0	68,661	0	68,661
Japan Treasury Bills	0	2,345,937	0	2,345,937
U.S. Treasury Bills	0	178,406	0	178,406
	$28,423	$70,806,641	$1,324,667	$72,159,731
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,470,847	$0	$0	$1,470,847
Total Investments	$1,499,270	$70,806,641	$1,324,667	$73,630,578
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(5,273)	$0	$(5,273)
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	255	148,846	0	149,101
Over the counter	0	130,248	0	130,248
	$255	$279,094	$0	$279,349
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(352)	(24,505)	0	(24,857)
Over the counter	0	(1,210,653)	0	(1,210,653)
	$(352)	$(1,235,158)	$0	$(1,235,510)

Totals	$1,499,173	$69,845,304	$1,324,667	$72,669,144

There were no significant transfers between Level 1 and 2 during the period ended September 30, 2016.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2016:

Category and Subcategory	Beginning Balance at 03/31/2016	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2016	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2016 (1)
Investments in Securities, at Value
Bank Loan Obligations	$57,424	$40,891	$(1,771)	$51	$1	$4,015	$0	$0	$100,611	$4,034
Corporate Bonds & Notes
Banking & Finance	0	0	0	0	0	0	20,723	0	20,723	0
Industrials	0	5,666	(62)	0	0	253	0	(4)	5,853	249
Utilities	5,805	0	(5,666)	0	0	(139)	0	0	0	0
Municipal Bonds & Notes
Missouri	0	68,278	(2,000)	115	127	(135)	0	0	66,385	(135)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	43

Summary Schedule of Investments PIMCO Income Fund (Cont.)

(Unaudited)

September 30, 2016

Category and Subcategory	Beginning Balance at 03/31/2016	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2016	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2016 (1)
U.S. Government Agencies	$84,680	$14,569	$(1,979)	$0	$6	$1,051	$0	$(83,860)	$14,467	$(10)
Non-Agency Mortgage-Backed Securities	629,755	137,194	(4,830)	723	452	33,044	0	(5,427)	790,911	33,182
Asset-Backed Securities	88,347	270,671	(5,655)	308	298	(420)	0	(28,962)	324,587	(58)
Common Stocks
Financials	813	0	0	0	(1)	318	0	0	1,130	318

Totals	$866,824	$537,269	$(21,963)	$1,197	$883	$37,987	$20,723	$(118,253)	$1,324,667	$37,580

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2016	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Bank Loan Obligations	$3,011	Other Valuation Techniques (2)	—	—
	13,706	Third Party Vendor	Broker Quote	78.00
	83,894	Proxy Pricing	Base Price	98.75-102.00
Corporate Bonds & Notes
Banking & Finance	20,723	Indicative Market Quotation	Broker Quote	23.50
Industrials	5,853	Proxy Pricing	Base Price	104.45
Municipal Bonds & Notes
Missouri	66,385	Proxy Pricing	Base Price	93.50
U.S. Government Agencies	14,467	Proxy Pricing	Base Price	99.84
Non-Agency Mortgage-Backed Securities	42,948	Other Valuation Techniques (2)	—	—
	623,646	Proxy Pricing	Base Price	38.75-102.19
	124,317	Third Party Vendor	Broker Quote	75.75-87.70
Asset-Backed Securities	2,115	Other Valuation Techniques (2)	—	—
	297,074	Proxy Pricing	Base Price	3.55-100.00
	25,398	Third Party Vendor	Broker Quote	99.99-100.00
Common Stocks
Financials	1,130	Other Valuation Techniques (2)	—	—

Total	$1,324,667

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2016 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

44	PIMCO INCOME FUND	See Accompanying Notes

Notes to Financial Statements

(Unaudited)

September 30, 2016

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A, Class C and Class R shares of the PIMCO Income Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled within a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies are recorded as dividend income. Long-term capital gain distributions received from registered investment companies are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Fund is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	45

Notes to Financial Statements (Cont.)

in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of transactions that may cause character differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated

46	PIMCO INCOME FUND

(Unaudited)

September 30, 2016

undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. The ASU did not have an impact on the Fund’s financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class. On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time its NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	47

Notes to Financial Statements (Cont.)

Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non- U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange- traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

48	PIMCO INCOME FUND

(Unaudited)

September 30, 2016

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	49

Notes to Financial Statements (Cont.)

liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and

50	PIMCO INCOME FUND

(Unaudited)

September 30, 2016

dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	51

Notes to Financial Statements (Cont.)

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the

52	PIMCO INCOME FUND

(Unaudited)

September 30, 2016

transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short-Term Floating NAV Portfolio III (“Central Fund”) to the extent permitted by the Act and rules thereunder. The Central Fund is a registered investment company created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Fund are money market and short maturity fixed income instruments. The Central Fund may incur expenses related to its investment activities, but does not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Fund is considered to be affiliated with the Fund. The table below shows the Fund’s transactions in and earnings from investments in the affiliated Fund for the period ended September 30, 2016 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$3,920,732	$14,591,299	$(17,043,299)	$3,906	$(1,791)	$1,470,847	$19,900	$0
†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(d) in the Notes to Financial Statements for more information.

(b) Investments in Securities

Delayed-Delivery Transactions  The Fund may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	53

Notes to Financial Statements (Cont.)

is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Loan Participations, Assignments and Originations  The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of September 30, 2016, the Fund had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Fund may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility

54	PIMCO INCOME FUND

(Unaudited)

September 30, 2016

of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	55

Notes to Financial Statements (Cont.)

Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  The Fund may invest in payment in-kind securities (“PIKs”). PIKs may give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statement of Assets and Liabilities.

Restricted Securities  The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities may generally be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities held by the Fund at September 30, 2016 are disclosed in the Notes to Schedule of Investments.

U.S. Government Agencies or Government-Sponsored Enterprises  The Fund may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

56	PIMCO INCOME FUND

(Unaudited)

September 30, 2016

The Fund may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a To Be Announced (“TBA”) security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  The Fund may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Fund may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements, and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	57

Notes to Financial Statements (Cont.)

(c) Sale-Buybacks  The Fund may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Fund may enter into short sales transactions. A short sale is a transaction in which the Fund sells securities it may not own in anticipation of a decline in the fair value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Fund is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  The Fund may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at

58	PIMCO INCOME FUND

(Unaudited)

September 30, 2016

the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Fund may enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Fund may write or purchase options to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	59

Notes to Financial Statements (Cont.)

associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Foreign Currency Options  The Fund may write or purchase foreign currency options. Purchasing foreign currency options gives the Fund the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate Swaptions  The Fund may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

(d) Swap Agreements  The Fund may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

60	PIMCO INCOME FUND

(Unaudited)

September 30, 2016

For purposes of applying the Fund’s investment policies and restrictions, swap agreements are generally valued by the Fund at market value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Agreements  The Fund may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	61

Notes to Financial Statements (Cont.)

Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

62	PIMCO INCOME FUND

(Unaudited)

September 30, 2016

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Fund may be subject to, please see the Important Information About the Fund.

Market Risks  The Fund’s investments in financial derivative instruments and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign (non U.S.) currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by the Fund will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Fund may lose money if these changes are not anticipated by the Fund’s management. The Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	63

Notes to Financial Statements (Cont.)

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). At present, the U.S. and many parts of the world, including certain European countries, are at or near historically low interest rates. The Fund may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Fund to lose value. If the Fund lost enough value, the Fund could face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Fund. Also, the Fund may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Fund in the same manner as a high volume of redemption requests. Large shareholder transactions may impact the Fund’s liquidity and net asset value. Such transactions may also increase the Fund’s transaction costs or otherwise cause the Fund to perform differently than intended. Moreover, the Fund is subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder.

To the extent that the Fund may invest in securities and instruments that are economically tied to Russia, the Fund is subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Fund’s performance and/or ability to achieve its investment objective. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition

64	PIMCO INCOME FUND

(Unaudited)

September 30, 2016

of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the Fund’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the creditworthiness of the Fund’s clearing broker, or the clearinghouse itself, rather than to a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Fund. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Fund through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Fund exceed a predetermined threshold, such counterparty shall advance collateral to the Fund in the form of cash or securities equal in value to the unpaid amount owed to the Fund. The Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	65

Notes to Financial Statements (Cont.)

Master Netting Arrangements  The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial

66	PIMCO INCOME FUND

(Unaudited)

September 30, 2016

margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Supervisory and Administrative Fees for all classes, as applicable, are charged at an annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Supervisory and Administrative Fee
Institutional Class	0.20%
Class P	0.30%
Administrative Class	0.20%
Class D	0.29%
Class A	0.35%
Class C	0.35%
Class R	0.35%

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	67

Notes to Financial Statements (Cont.)

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of the Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, the Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A	—	0.25%
Class C	0.75%	0.25%
Class R	0.25%	0.25%

	Distribution and/or Servicing Fee
Administrative Class and Class D	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund. For the period ended September 30, 2016, the Distributor retained $3,410,859 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including

68	PIMCO INCOME FUND

(Unaudited)

September 30, 2016

audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $145,000, plus $15,000 for each Board meeting attended in person, $750 ($2,000 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000, the valuation oversight committee lead receives an additional annual retainer of $8,500 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional annual retainer of $4,250) and the governance committee chair receives an additional annual retainer of $2,250. The Lead Independent Trustee receives an annual retainer of $13,000.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets except PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended September 30, 2016, the Fund engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands):

Purchases	Sales
$806,254	$177,856

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	69

Notes to Financial Statements (Cont.)

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2016, were as follows (amounts in thousands):

U S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$52,815,639	$42,485,579	$13,069,885	$4,778,428

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 09/30/2016 (Unaudited)		Year Ended 03/31/2016
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	529,451	$6,314,941	876,129	$10,513,805
Class P	278,508	3,319,114	570,865	6,899,461
Administrative Class	7,126	84,724	11,656	140,505
Class D	167,564	1,996,326	348,508	4,222,261
Class A	141,773	1,689,431	261,273	3,157,756
Class C	110,954	1,322,163	203,855	2,467,353
Class R	6,782	80,827	10,111	122,243

70	PIMCO INCOME FUND

(Unaudited)

September 30, 2016

	Six Months Ended 09/30/2016 (Unaudited)		Year Ended 03/31/2016
	Shares	Amount	Shares	Amount

Issued as reinvestment of distributions
Institutional Class	52,805	$630,917	111,939	$1,340,725
Class P	21,301	254,528	52,792	631,785
Administrative Class	542	6,469	1,378	16,446
Class D	21,264	254,015	51,087	611,516
Class A	15,205	181,635	35,586	425,791
Class C	10,868	129,841	26,400	315,579
Class R	489	5,849	927	11,059

Cost of shares redeemed
Institutional Class	(213,187)	(2,540,010)	(471,447)	(5,672,854)
Class P	(112,560)	(1,341,989)	(392,956)	(4,661,894)
Administrative Class	(10,329)	(122,547)	(7,092)	(85,831)
Class D	(130,669)	(1,558,226)	(209,155)	(2,524,893)
Class A	(104,440)	(1,246,382)	(137,780)	(1,660,236)
Class C	(53,708)	(640,264)	(89,425)	(1,078,872)
Class R	(1,453)	(17,342)	(2,263)	(27,313)
Net increase (decrease) resulting from Fund share transactions	738,286	$8,804,020	1,252,388	$15,164,392

13. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a non-public investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with the opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Fund or on PIMCO’s ability to provide investment management services to any Fund.

The foregoing speaks only as of the date of this report.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	71

Notes to Financial Statements (Cont.)

(Unaudited)

September 30, 2016

14. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of September 30, 2016, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the fiscal years ending in 2013-2015, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2016, the Fund had the following post-effective capital losses with no expiration (amounts in thousands):

Short-Term	Long-Term
$604,008	$35,124

As of September 30, 2016, the aggregate cost and the net unrealized appreciation (depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
$72,270,021	$2,696,145	$(1,335,588)	$1,360,557
(1)	Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

72	PIMCO INCOME FUND

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	JPS	JPMorgan Securities, Inc.
BOA	Bank of America N.A.	MEI	Merrill Lynch International
BOS	Banc of America Securities LLC	MSB	Morgan Stanley Bank N.A.
BPS	BNP Paribas S.A.	MYC	Morgan Stanley Capital Services, Inc.
BRC	Barclays Bank PLC	MYI	Morgan Stanley & Co. International PLC
CBK	Citibank N.A.	NGF	Nomura Global Financial Products, Inc.
CFR	Credit Suisse Securities (Europe) Ltd.	NOM	Nomura Securities International, Inc.
COM	Commerz Bank AG	RBC	Royal Bank of Canada
DEU	Deutsche Bank Securities, Inc.	RDR	RBC Capital Markets
DUB	Deutsche Bank AG	RYL	Royal Bank of Scotland Group PLC
FBF	Credit Suisse International	SAL	Citigroup Global Markets, Inc.
GLM	Goldman Sachs Bank USA	SCX	Standard Chartered Bank
GST	Goldman Sachs International	SOG	Societe Generale
HUS	HSBC Bank USA N.A.	SSB	State Street Bank and Trust Co.
IND	Crédit Agricole Corporate and Investment Bank S.A.	TOR	Toronto Dominion Bank
JML	JPMorgan Securities PLC	UAG	UBS AG Stamford
JPM	JPMorgan Chase Bank N.A.

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound
BRL	Brazilian Real	JPY	Japanese Yen
CAD	Canadian Dollar	MXN	Mexican Peso
CHF	Swiss Franc	RUB	Russian Ruble
DKK	Danish Krone	USD (or $)	United States Dollar
EUR	Euro	ZAR	South African Rand

Index/Spread Abbreviations:
ABX.HE	Asset-Backed Securities Index—Home Equity	CDX.IG	Credit Derivatives Index—Investment Grade
CDX.EM	Credit Derivatives Index—Emerging Markets	CMBX	Commercial Mortgage-Backed Index
CDX.HY	Credit Derivatives Index—High Yield	PrimeX.ARM	Prime Mortgage-Backed Securities Index—Adjustable Rate Mortgage

Other Abbreviations:
BBR	Bank Bill Rate	JIBAR	Johannesburg Interbank Agreed Rate

BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate
CDI	Brazil Interbank Deposit Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio "Equilibrium Interbank Interest Rate"
EURIBOR	Euro Interbank Offered Rate

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	73

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement and Amended and Restated Sub-Advisory Agreement

At a meeting held on August 15-16, 2016, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2017. The Board also considered and unanimously approved the renewal of the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement” and together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2017. In addition, the Board considered and unanimously approved the renewal of the: (i) Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); and (ii) Amended and Restated Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between PIMCO, on behalf of PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE Fundamental PLUS EMG Fund, PIMCO RAE Fundamental PLUS Fund, PIMCO RAE Fundamental PLUS International Fund, PIMCO RAE Fundamental PLUS Small Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund, PIMCO RAE Worldwide Fundamental Advantage PLUS Fund and PIMCO RAE Worldwide Long/Short PLUS Fund, each a series of the Trust, and Research Affiliates, each for an additional one-year term through August 31, 2017.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Funds, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds, and information about the

74	PIMCO INCOME FUND

(Unaudited)

fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance information and fee and expense data. The Board received presentations on matters related to the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 15-16, 2016 meeting. The Independent Trustees also conducted a telephonic meeting with counsel to the Trust and the Independent Trustees in advance of the August 15-16, 2016 meeting to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement. In addition, the Independent Trustees requested and received additional information from PIMCO including, but not limited to, information related to profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to investing in information technology and infrastructure supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract, retain and

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	75

Approval of Investment Advisory Contract and Other Agreements (Cont.)

promote qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Funds.

The Trustees considered information they had received about the steps that PIMCO has taken with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the Counterparty Risk Committee, which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees also considered that PIMCO has continued to strengthen the process it uses to assess the financial stability of counterparties with which the Funds do business, to manage collateral and to protect the Funds from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2015, including, but not limited to: continuing enhancement of analytics and technology systems; enhancing data processing and security and development tools and applications; continuing investment in its enterprise risk management function, including PIMCO’s cybersecurity program; building specialized talent in the PIMCO Global Advisory Board and continuing to hire new portfolio managers; continuing to expand the Funds Business Group global operating model; developing a website monitoring application to ensure accurate data content; engaging a third-party to perform an independent assessment of the application utilized for income servicing and enhancing the application to provide portfolio managers with more timely and high quality quarterly reporting; establishing a Fund Treasurer’s Office to provide, among other things, guidance with respect to industry and regulatory initiatives; advancing technology developers in global tax management application; conducting an end-to-end review of State Street IMS, custodian and pricing vendor connectivity in connection with the pricing function; continuing development of Pricing Portal to improve identification and feedback to vendors regarding valuations; continuing extensive pricing vendor due diligence; and partnering with Boston Financial Data Services, Inc. to establish secondary call center and other call center enhancements. The Trustees also considered the Funds’ outflows over recent periods, including whether the decline in the Funds’ assets and the reduction in PIMCO’s total assets under management materially impacted the service quality or resources available to the Funds. The Trustees concluded that there has been no adverse impact to service quality or resource available to the Funds.

76	PIMCO INCOME FUND

(Unaudited)

Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund and the sub-advisory services provided by Research Affiliates to the PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE Fundamental PLUS EMG Fund, PIMCO RAE Fundamental PLUS Fund, PIMCO RAE Fundamental PLUS International Fund, PIMCO RAE Fundamental PLUS Small Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund, PIMCO RAE Worldwide Fundamental Advantage PLUS Fund and PIMCO RAE Worldwide Long/Short PLUS Fund. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and, in particular, the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement and Sub-Advisory Agreement are likely to continue to benefit the Funds and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended May 31, 2016 and other performance data, as available, over short- and long-term periods ended June 30, 2016 (the “PIMCO Report”) and from Lipper concerning the Funds’ performance, as available, over short- and long-term periods ended May 31, 2016 (the “Lipper Report”).

The Board considered information regarding both the short- and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	77

Approval of Investment Advisory Contract and Other Agreements (Cont.)

Lipper Report, which were provided in advance of the August 15-16, 2016 meeting. The Trustees noted that a majority of the Funds outperformed their respective Lipper medians over the three-, five- and ten-year periods ended June 30, 2016. The Board also noted that, as of June 30, 2016, the Institutional Class of 60%, 63% and 99% of the Funds’ assets (based on Institutional Class performance) outperformed their relative Lipper category median on a net-of-fees basis over the three-, five- and ten-year periods, respectively. In addition, the Board noted that the PIMCO Total Return Fund outperformed its benchmark for three-year periods as measured by monthly performance. The Trustees considered that other classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Funds may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: separate funds based upon maturity or duration; account for the applicable Funds’ hedging strategies; distinguish between enhanced index and actively managed equity strategies; include as many subsets as the Funds offer (i.e., Funds may be placed in a “catch-all” Lipper category to which they do not properly belong); or account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Funds and their so-called peers may not be particularly relevant to the consideration of Fund performance but found the comparative information supported its overall evaluation.

The Trustees noted that a majority of the Funds outperformed their respective benchmark indexes over the five- and ten-year periods ended June 30, 2016. The Board also noted that, as of June 30, 2016, 46%, 53% and 88% of the Funds’ assets (based on Institutional Class performance) outperformed their relative benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board considered that, according to Lipper, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net-of-fees basis over certain short- and long-term periods. The Board discussed with PIMCO the reasons for the underperformance of these Funds over short- and long-term periods. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward. In addition, the Board considered PIMCO’s proposal to reduce the supervisory and administrative fees for certain share classes for the PIMCO All Asset Fund, PIMCO CommoditiesPLUS® Strategy Fund, PIMCO Emerging Local Bond Fund, PIMCO Global Multi-Asset Fund, PIMCO Long-Term U.S. Government Fund and the PIMCO RealPath™ Funds effective October 1, 2016, and that PIMCO is continuing fee waivers for certain Funds.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the management of a number of factors, including: varying maturities; prepayments; collateral management; counterparty management; pay-downs; credit and corporate events; workouts; derivatives; net new issuance in the bond market and extensive research for new issuances; and decreased market maker inventory levels. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages, including the Funds. Despite these challenges, the Board noted PIMCO’s ability

78	PIMCO INCOME FUND

(Unaudited)

to generate “alpha” (i.e., non-market correlated excess performance) for its clients over time, including the Trust.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds to scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Fund returns to current and potential investors. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors. The Board considered that fund pricing generally is not driven by comparison to passively-managed products. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers reductions where appropriate, and noted in particular, the proposed reduction in supervisory and administrative fees for certain share classes for the PIMCO All Asset Fund, PIMCO CommoditiesPLUS® Strategy Fund, PIMCO Emerging Local Bond Fund, PIMCO Global Multi-Asset Fund, PIMCO Long-Term U.S. Government Fund and the PIMCO RealPath™ Funds effective October 1, 2016.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. In addition, the Board noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Funds in their respective wholly-owned subsidiaries.

The Board also reviewed data comparing the Funds’ advisory fees to the standard and negotiated fee rates PIMCO charges to separate accounts and sub-advised clients with similar investment strategies. The Board noted that advisory fees for most Funds were similar to the fee rates charged to separate account strategies with the same investment strategies as the Funds. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, the manner in which similar portfolios may be

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	79

Approval of Investment Advisory Contract and Other Agreements (Cont.)

managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor. In considering the fees paid by the Funds, the Board noted that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board also considered that as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels even if the Funds’ operating costs rise when assets remain flat or decrease. The Board considered that the Funds’ unified fee structure meant that fees were not impacted by recent outflows in certain Funds, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs are passed through to a smaller asset base. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Funds and classes. The Board noted that, with few exceptions, PIMCO has generally maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO those Funds and/or classes of

80	PIMCO INCOME FUND

(Unaudited)

Funds that had above median total expenses. The Board noted that several Funds launched in recent years have been unique products that have few peers, if any, and cannot easily be grouped with comparable funds. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by Lipper, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Fund, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole, as well as the resulting level of profits to PIMCO, noting that those results were lower than the prior year due to declines in PIMCO’s revenue as a result of recent outflows and slower declines in PIMCO’s expenses. To the extent applicable, the Board also reviewed information regarding the portion of a Fund’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Fund. Additionally, the Board noted that profit margins with respect to the Funds were within the ranges of publicly held investment management companies reported by Lipper and Strategic Insight (an independent provider of fund industry research). The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, information security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Funds and their shareholders in a number of ways, including through the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. The Board reviewed the history of the Funds’ fee structure, noting that the unified fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Fund at specified levels for a period of time to make the Funds attractive to an institutional shareholder base. The Board noted that additional Funds and share classes have been launched on that institutional platform, which has meant that many of the Funds have traditionally had lower fees than many competitors. In considering the advisory fees paid by the Funds, the Board also noted that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception,

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	81

Approval of Investment Advisory Contract and Other Agreements (Cont.)

had been held steady at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed unified fees even if the particular Fund’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees noted, for example, that the Total Return Fund, which experienced significant outflows in 2014 and 2015, could have seen increases in effective fee rates and total expense ratios if its fee schedule had featured breakpoints or if it did not have a unified fee structure. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and each of the Funds, to the benefit of their respective shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO and Research Affiliates supported the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received

82	PIMCO INCOME FUND

(Unaudited)

reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements, and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement and the Sub-Advisory Agreement, and that the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement was in the best interests of the Funds and their shareholders.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	83

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF4013SAR_093016

PIMCO Funds

Semiannual Report

September 30, 2016

PIMCO Low Duration Fund

Share Classes

■	Institutional
■	P
■	Administrative
■	D
■	A
■	C
■	R

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

On the following pages of this PIMCO Funds Semiannual Report, which covers the six-month reporting period ended September 30, 2016, please find specific details regarding investment performance and a discussion of factors that most affected performance over the reporting period.

PIMCO announced on July 19, 2016 that the firm’s Managing Directors have selected Emmanuel (Manny) Roman as PIMCO’s next Chief Executive Officer effective November 1, 2016, and PIMCO’s former CEO Douglas Hodge assumed a new role as Managing Director and Senior Advisor effective on the same date.

The announcement of Mr. Roman as PIMCO’s CEO was the culmination of a process undertaken by the firm to hire a senior executive who would add leadership and strategic insights combined with a deep appreciation of PIMCO’s diversified global businesses, investment process and focus on superior investment performance and client-service. Mr. Roman’s appointment has the full support of the firm’s leadership including Mr. Hodge, PIMCO’s President Jay Jacobs, the firm’s Executive Committee and its Managing Directors. Mr. Roman has nearly 30 years of experience in the investment industry, with expertise in fixed income and proven executive leadership, most recently as CEO of Man Group PLC, one of the world’s largest publicly-traded alternative asset managers and a leader in liquid, high-alpha investment strategies.

Financial market highlights of the six-month reporting period include:

■

The unexpected outcome of the U.K. referendum in June 2016 dominated headlines and market movements during the first half of the reporting period. Departing from the trend prevalent for the first two months of the period, volatility rose in June as sovereign yields rallied significantly while risk assets generally underperformed. Still, the fundamental backdrop remained mostly intact and expectations for further central bank easing helped anchor risk appetite. Steadier commodity prices and fiscal stimulus in China helped bolster market sentiment, even as central banks remained on hold ahead of the Brexit referendum. Softer-than-expected employment data in the U.S. pushed market expectations for the next Federal Reserve (“Fed’) interest rate hike further out into the future.

■

During the second half of the reporting period, markets generally shook off the surprising result of the Brexit referendum, along with a host of political developments including new leadership in the U.K. and Brazil, a coup attempt in Turkey, and an increasingly acrimonious presidential race in the U.S. In this environment, volatility generally remained low and risk assets rallied. Central banks featured prominently in the headlines as monetary policy concerns (in particular, the longevity of central bank support) lingered beneath the seemingly benign market environment. The Bank of Japan’s “comprehensive review,” inaction by the European Central Bank (“ECB”), and the Fed’s solidifying path towards a potential interest rate increase in December 2016 all contributed to sovereign yields generally rising during this period. Still, equities moved higher (U.S. stock indices set record highs), credit spreads tightened, and emerging market assets continued to gain.

2	PIMCO LOW DURATION FUND

■

U.S. Treasury yields between 1-month through 3-years generally rose, but 2-year yields were flat. The rise in Libor and the potential for a year-end interest rate increase by the Fed caused shorter-term U.S. Treasury yields to rise over the reporting period. In contrast, the growth of negative yielding sovereign and corporate debt in certain global regions and investor fears of slowing global growth led to a flight-to-quality in intermediate- to long-term U.S. Treasuries, where yields generally declined. The yield on the benchmark ten-year U.S. Treasury note was 1.60% at the end of the reporting period, compared with 1.78% on March 31, 2016 (the end of the previous reporting period). U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned 1.81% over the reporting period. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned 2.68% over the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Bloomberg Barclays U.S. TIPS Index, returned 2.69% over the reporting period. Real interest rates generally declined over the reporting period on risk-off sentiment surrounding the U.K. referendum. Breakeven inflation dropped in the first part of the period as demand for nominal U.S. Treasuries outpaced that of U.S. TIPS, but meaningfully recovered in the last half of the period due to the rally in oil and stronger inflation prints.

■

Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, returned 8.42% over the reporting period. The rebound in commodities was led by the energy sector, which saw choppy price movements for most of the first half of the period before rebounding in the second half of the period on the back of OPEC talks of a potential production cut at their November 2016 meeting and constructive inventory data. Agriculture commodities were mixed over the period, while precious metals posted positive returns on flight-to-quality demand amidst uncertainty surrounding Brexit.

■

Agency mortgage-backed securities (“MBS”), as represented by the Bloomberg Barclays U.S. MBS Fixed Rate Index, returned 1.72% over the reporting period. Agency MBS modestly outperformed like-duration U.S. Treasuries despite heavy issuance, amid continued Fed reinvestment activity and strong demand from banks and overseas investors. Non-Agency MBS returns were also positive amid limited new supply, a recovering residential real estate market and favorable representation and warranty settlement developments.

■

The U.S. investment grade credit market, as represented by the Bloomberg Barclays U.S. Credit Index, returned 4.76% over the reporting period. Investment grade credit spreads tightened during the period given continued accommodative monetary policy action from global central banks and a positive technical backdrop. The high yield bond market, as represented by the BofA Merrill Lynch U.S. High Yield Index, returned 11.69% over the reporting period, due to the strong recovery experienced by commodity companies and triple-C credits.

■	Tax-exempt municipal bonds, as represented by the Bloomberg Barclays Municipal Bond Index, returned 2.30% over the reporting period. Positive

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	3

Chairman’s Letter (Cont.)

returns were supported by persistent demand for tax-exempt income, as flows into municipal bond mutual funds helped absorb elevated new issue volume. Credit spreads tightened and the high yield municipal bond segment outperformed, driven by a rally in both tobacco and Puerto Rico domiciled securities. Puerto Rico’s relief rally was attributed to U.S. Congress passing legislation that appointed a federal oversight board and which may provide a framework for the restructuring of the island’s $70 billion debt complex.

■

Emerging market (“EM”) debt sectors were lifted by a combination of global drivers, including improving economic fundamentals, a growing appetite for risk assets and strong inflows into the asset class. Despite headwinds from the slowdown in China’s economy, returns were buoyed by the Fed’s slower tightening cycle and stable global commodity prices. In addition, political developments added a layer of idiosyncratic drivers to returns. EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 9.34% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 5.46% over the reporting period.

■

Global equities, including developed market and emerging market, generally posted positive returns as a result of renewed investor risk appetite and supportive global central bank policies. U.S. equities, as represented by the S&P 500 Index, returned 6.40% over the reporting period. Global equities, as represented by the MSCI World Index, returned 5.92% over the reporting period. EM equities, as measured by the MSCI Emerging Markets Index, returned 9.75% over the reporting period.

Thank you for the assets you have placed with us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Funds November 22, 2016

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO LOW DURATION FUND

Important Information About the PIMCO Low Duration Fund

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

If the Fund estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. To determine the sources of the Fund’s distributions, the Fund references its accounting records at the time the distribution is paid. If, based on such accounting records, a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally will not be issued. It is important to note that differences exist between the Fund’s accounting entries maintained on a day-to-day basis, the Fund’s financial statements presented in accordance with U.S. GAAP, and accounting practices under income tax regulations. Examples of such differences may include the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. The Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders each January.

The Fund may be subject to various risks as described in the Fund’s prospectus. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	5

Important Information About the PIMCO Low Duration Fund (Cont.)

risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these and other risks is contained in the Fund’s prospectus.

The Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Fund may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to the Fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Fund. Certain derivative transactions may have a leveraging effect on the Fund. For example, a small investment in a derivative instrument may have a significant impact on the Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Fund. The Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. The Fund may invest a significant portion of its assets in these types of instruments. If it does, the Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that the Fund will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would

6	PIMCO LOW DURATION FUND

pay on: (i) Fund distributions; or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first (i) 18 months after purchase for purchases made prior to August 10, 2015 and (ii) 12 months after purchase for purchases made on or after August 10, 2015. The Cumulative Returns chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, Class P, and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C, and Class D shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against a broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Each benchmark index and Lipper Average does not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class C	Class R	Diversification Status
PIMCO Low Duration Fund	05/11/87	05/11/87	04/30/08	01/03/95	04/08/98	01/13/97	01/13/97	12/31/02	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	7

Important Information About the PIMCO Low Duration Fund (Cont.)

Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

PIMCO Funds files a complete schedule of the Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of the Fund’s Form N-Q is also available without charge, upon request by calling the Trust at (888) 87-PIMCO and on the Fund’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

8	PIMCO LOW DURATION FUND

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	9

PIMCO Low Duration Fund

Cumulative Returns Through September 30, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended September 30, 2016

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (05/11/87)
PIMCO Low Duration Fund Institutional Class	1.38%	2.41%	2.12%	3.62%	5.70%
PIMCO Low Duration Fund Class P	1.33%	2.31%	2.02%	3.52%	5.62%
PIMCO Low Duration Fund Administrative Class	1.25%	2.15%	1.87%	3.37%	5.43%
PIMCO Low Duration Fund Class D	1.23%	2.11%	1.83%	3.32%	5.40%
PIMCO Low Duration Fund Class A	1.21%	2.06%	1.78%	3.24%	5.24%
PIMCO Low Duration Fund Class A (adjusted)	(1.07)%	(0.24)%	1.32%	3.01%	5.13%
PIMCO Low Duration Fund Class C	1.06%	1.75%	1.47%	2.87%	4.77%
PIMCO Low Duration Fund Class C (adjusted)	0.06%	0.75%	1.47%	2.87%	4.77%
PIMCO Low Duration Fund Class R	1.08%	1.80%	1.52%	2.99%	4.98%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index	0.42%	0.88%	0.69%	2.25%	4.74%
Lipper Short Investment Grade Debt Funds Average	1.43%	1.91%	1.64%	2.50%	4.82%♦

All Fund returns are net of fees and expenses.

* Cumulative return.

♦Average annual total return since 04/30/1987.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class M, Class P, Administrative Class, Class D, Class A, Class C, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class M, Class P, Administrative Class, Class D, Class A, Class C, and Class R, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 0.51% for Institutional Class shares, 0.61% for Class P shares, 0.76% for Administrative Class shares, 0.80% for Class D shares, 0.85% for Class A shares, 1.15% for Class C shares and 1.10% for Class R shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

10	PIMCO LOW DURATION FUND

Institutional Class - PTLDX	Class P - PLDPX	Administrative Class - PLDAX	Class D - PLDDX
Class A - PTLAX	Class C - PTLCX	Class R - PLDRX

Allocation Breakdown as of 09/30/2016†§

Corporate Bonds & Notes	31.1%
U.S. Government Agencies	25.9%
U.S. Treasury Obligations	17.6%
Short-Term Instruments‡	8.7%
Asset-Backed Securities	6.3%
Non-Agency Mortgage-Backed Securities	6.1%
Other	4.3%

†	% of Investments, at value.
‡	Includes Central Funds used for Cash Management Purposes.
§	Allocation Breakdown and % of Investments exclude securities sold short and financial derivative instruments, if any.

Investment Objective and Strategy Overview

PIMCO Low Duration Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	Exposure to investment grade corporate credit risk added to relative performance, as investment grade corporate spreads narrowed.

»	Holdings of non-agency mortgage-backed securities contributed to relative performance, as this sector generated positive total returns.

»	Holdings of agency mortgage-backed securities contributed to relative performance, as this sector generated positive total returns.

»	An underweight to two- to three-year U.S. interest rates for most of the period contributed to performance, as two- and three-year interest rates increased during that time.
»	Short exposure to interest rates in the U.K. detracted from relative performance, as yields fell in the U.K.

»	Exposure to Mexican interest rates detracted from relative performance, as Mexican interest rates increased.

»	Short positions to the Japanese yen versus the U.S. dollar in the beginning of the reporting period detracted from relative performance, as the currency appreciated versus the U.S. dollar.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	11

Expense Example PIMCO Low Duration Fund

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for the Fund and share classes is from April 1, 2016 to September 30, 2016 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these rows, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/16)	Ending Account Value (09/30/16)	Expenses Paid During Period *	Beginning Account Value (04/01/16)	Ending Account Value (09/30/16)	Expenses Paid During Period *	Net Annualized Expense Ratio **

Institutional Class	$1,000.00	$1,013.80	$2.70	$1,000.00	$1,022.66	$2.72	0.53%
Class P	1,000.00	1,013.30	3.21	1,000.00	1,022.15	3.23	0.63
Administrative Class	1,000.00	1,012.50	3.98	1,000.00	1,021.39	4.00	0.78
Class D	1,000.00	1,012.30	4.18	1,000.00	1,021.19	4.20	0.82
Class A	1,000.00	1,012.10	4.44	1,000.00	1,020.93	4.46	0.87
Class C	1,000.00	1,010.60	5.96	1,000.00	1,019.41	5.99	1.17
Class R	1,000.00	1,010.80	5.71	1,000.00	1,019.67	5.73	1.12

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

12	PIMCO LOW DURATION FUND

Benchmark Descriptions

Index*	Description

BofA Merrill Lynch 1-3 Year U.S. Treasury Index	The BofA Merrill Lynch 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years.

*	It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	13

Financial Highlights PIMCO Low Duration Fund

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total
Institutional Class
04/01/2016 - 09/30/2016+	$9.87	$0.11	$0.03	$0.14	$(0.11)	$0.00	$0.00	$(0.11)
03/31/2016	10.09	0.20	(0.17)	0.03	(0.21)	0.00	(0.04)	(0.25)
03/31/2015	10.34	0.14	(0.02)	0.12	(0.37)	0.00	0.00	(0.37)
03/31/2014	10.50	0.11	(0.10)	0.01	(0.16)	(0.01)	0.00	(0.17)
03/31/2013	10.40	0.15	0.35	0.50	(0.29)	(0.11)	0.00	(0.40)
03/31/2012	10.44	0.19	0.05	0.24	(0.28)	0.00	0.00	(0.28)
Class P
04/01/2016 - 09/30/2016+	$9.87	$0.11	$0.02	$0.13	$(0.10)	$0.00	$0.00	$(0.10)
03/31/2016	10.09	0.19	(0.17)	0.02	(0.20)	0.00	(0.04)	(0.24)
03/31/2015	10.34	0.13	(0.02)	0.11	(0.36)	0.00	0.00	(0.36)
03/31/2014	10.50	0.10	(0.10)	0.00	(0.15)	(0.01)	0.00	(0.16)
03/31/2013	10.40	0.14	0.34	0.48	(0.27)	(0.11)	0.00	(0.38)
03/31/2012	10.44	0.18	0.05	0.23	(0.27)	0.00	0.00	(0.27)
Administrative Class
04/01/2016 - 09/30/2016+	$9.87	$0.10	$0.02	$0.12	$(0.09)	$0.00	$0.00	$(0.09)
03/31/2016	10.09	0.18	(0.18)	0.00	(0.18)	0.00	(0.04)	(0.22)
03/31/2015	10.34	0.12	(0.02)	0.10	(0.35)	0.00	0.00	(0.35)
03/31/2014	10.50	0.09	(0.10)	(0.01)	(0.14)	(0.01)	0.00	(0.15)
03/31/2013	10.40	0.13	0.34	0.47	(0.26)	(0.11)	0.00	(0.37)
03/31/2012	10.44	0.16	0.06	0.22	(0.26)	0.00	0.00	(0.26)
Class D
04/01/2016 - 09/30/2016+	$9.87	$0.10	$0.02	$0.12	$(0.09)	$0.00	$0.00	$(0.09)
03/31/2016	10.09	0.17	(0.17)	0.00	(0.18)	0.00	(0.04)	(0.22)
03/31/2015	10.34	0.11	(0.02)	0.09	(0.34)	0.00	0.00	(0.34)
03/31/2014	10.50	0.09	(0.11)	(0.02)	(0.13)	(0.01)	0.00	(0.14)
03/31/2013	10.40	0.12	0.34	0.46	(0.25)	(0.11)	0.00	(0.36)
03/31/2012	10.44	0.16	0.05	0.21	(0.25)	0.00	0.00	(0.25)
Class A
04/01/2016 - 09/30/2016+	$9.87	$0.10	$0.02	$0.12	$(0.09)	$0.00	$0.00	$(0.09)
03/31/2016	10.09	0.17	(0.17)	0.00	(0.18)	0.00	(0.04)	(0.22)
03/31/2015	10.34	0.11	(0.02)	0.09	(0.34)	0.00	0.00	(0.34)
03/31/2014	10.50	0.08	(0.10)	(0.02)	(0.13)	(0.01)	0.00	(0.14)
03/31/2013	10.40	0.12	0.34	0.46	(0.25)	(0.11)	0.00	(0.36)
03/31/2012	10.44	0.15	0.06	0.21	(0.25)	0.00	0.00	(0.25)

14	PIMCO LOW DURATION FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Interest Expense		Net Investment Income		Portfolio Turnover Rate

$9.90	1.38%	$6,299,675	0.53	%*	0.46	%*	2.25	%*	171%
9.87	0.31	6,579,406	0.51		0.46		2.03		186
10.09	1.22	8,159,144	0.46		0.46		1.37		110
10.34	0.09	14,841,581	0.46		0.46		1.11		248
10.50	4.76	15,017,652	0.46		0.46		1.44		445
10.40	2.36	13,180,746	0.46		0.46		1.81		437

$9.90	1.33%	$774,605	0.63	%*	0.56	%*	2.15	%*	171%
9.87	0.21	848,525	0.61		0.56		1.95		186
10.09	1.12	1,149,185	0.56		0.56		1.27		110
10.34	(0.01)	2,338,918	0.56		0.56		1.01		248
10.50	4.66	2,097,525	0.56		0.56		1.36		445
10.40	2.26	928,142	0.56		0.56		1.71		437

$9.90	1.25%	$150,054	0.78	%*	0.71	%*	2.00	%*	171%
9.87	0.06	179,319	0.76		0.71		1.81		186
10.09	0.97	302,533	0.71		0.71		1.12		110
10.34	(0.16)	522,884	0.71		0.71		0.87		248
10.50	4.50	710,182	0.71		0.71		1.21		445
10.40	2.10	478,181	0.71		0.71		1.56		437

$9.90	1.23%	$772,800	0.82	%*	0.75	%*	1.96	%*	171%
9.87	0.02	837,223	0.80		0.75		1.74		186
10.09	0.93	1,097,885	0.75		0.75		1.08		110
10.34	(0.20)	1,711,864	0.75		0.75		0.83		248
10.50	4.46	2,053,619	0.75		0.75		1.15		445
10.40	2.06	1,756,751	0.75		0.75		1.52		437

$9.90	1.21%	$989,679	0.87	%*	0.80	%*	1.91	%*	171%
9.87	(0.03)	1,087,057	0.85		0.80		1.71		186
10.09	0.88	1,508,086	0.80		0.80		1.04		110
10.34	(0.25)	3,043,735	0.80		0.80		0.78		248
10.50	4.41	3,713,284	0.80		0.80		1.10		445
10.40	2.01	3,394,040	0.80	(c)	0.80	(c)	1.47		437

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	15

Financial Highlights PIMCO Low Duration Fund (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total
Class C
04/01/2016 - 09/30/2016+	$9.87	$0.08	$0.02	$0.10	$(0.07)	$0.00	$0.00	$(0.07)
03/31/2016	10.09	0.14	(0.17)	(0.03)	(0.15)	0.00	(0.04)	(0.19)
03/31/2015	10.34	0.08	(0.02)	0.06	(0.31)	0.00	0.00	(0.31)
03/31/2014	10.50	0.05	(0.10)	(0.05)	(0.10)	(0.01)	0.00	(0.11)
03/31/2013	10.40	0.08	0.35	0.43	(0.22)	(0.11)	0.00	(0.33)
03/31/2012	10.44	0.12	0.06	0.18	(0.22)	0.00	0.00	(0.22)
Class R
04/01/2016 - 09/30/2016+	$9.87	$0.08	$0.03	$0.11	$(0.08)	$0.00	$0.00	$(0.08)
03/31/2016	10.09	0.14	(0.17)	(0.03)	(0.15)	0.00	(0.04)	(0.19)
03/31/2015	10.34	0.08	(0.02)	0.06	(0.31)	0.00	0.00	(0.31)
03/31/2014	10.50	0.05	(0.10)	(0.05)	(0.10)	(0.01)	0.00	(0.11)
03/31/2013	10.40	0.09	0.34	0.43	(0.22)	(0.11)	0.00	(0.33)
03/31/2012	10.44	0.13	0.05	0.18	(0.22)	0.00	0.00	(0.22)

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(d) in the Notes to Financial Statements for more information.

(c)	Effective May 1, 2011, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.55%.

16	PIMCO LOW DURATION FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Interest Expense		Net Investment Income		Portfolio Turnover Rate

$9.90	1.06%	$524,105	1.17	%*	1.10	%*	1.61	%*	171%
9.87	(0.33)	575,727	1.15		1.10		1.39		186
10.09	0.58	700,338	1.10		1.10		0.74		110
10.34	(0.55)	959,812	1.10		1.10		0.47		248
10.50	4.10	1,036,641	1.10		1.10		0.80		445
10.40	1.70	990,380	1.10	(c)	1.10	(c)	1.17		437

$9.90	1.08%	$91,794	1.12	%*	1.05	%*	1.66	%*	171%
9.87	(0.28)	91,703	1.10		1.05		1.43		186
10.09	0.63	105,708	1.05		1.05		0.79		110
10.34	(0.50)	135,958	1.05		1.05		0.53		248
10.50	4.15	131,888	1.05		1.05		0.85		445
10.40	1.76	116,496	1.05	(c)	1.05	(c)	1.22		437

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	17

Statement of Assets and Liabilities PIMCO Low Duration Fund

(Amounts in thousands, except per share amounts)
Assets:
Investments, at value
Investments in securities	$15,155,496
Investments in Affiliates	35,489
Financial Derivative Instruments
Exchange-traded or centrally cleared	6,826
Over the counter	44,877
Deposits with counterparty	6,027
Foreign currency, at value	1,795
Receivable for investments sold	20,315
Receivable for TBA investments sold	2,065,214
Receivable for Fund shares sold	125,378
Interest and/or dividends receivable	43,238
Dividends receivable from Affiliates	46
Total Assets	17,504,701

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$1,831,549
Payable for sale-buyback transactions	313,830
Payable for short sales	25,453
Financial Derivative Instruments
Exchange-traded or centrally cleared	5,409
Over the counter	74,235
Payable for investments purchased	21,104
Payable for investments in Affiliates purchased	46
Payable for investments purchased on a delayed-delivery basis	87,238
Payable for TBA investments purchased	5,465,814
Deposits from counterparty	27,474
Payable for Fund shares redeemed	43,591
Distributions payable	532
Overdraft due to custodian	774
Accrued investment advisory fees	2,151
Accrued supervisory and administrative fees	2,031
Accrued distribution fees	363
Accrued servicing fees	355
Other liabilities	40
Total Liabilities	7,901,989

Net Assets	$9,602,712

Net Assets Consist of:
Paid in capital	$9,963,349
(Overdistributed) net investment income	(173,283)
Accumulated undistributed net realized (loss)	(103,084)
Net unrealized (depreciation)	(84,270)
Net Assets	$9,602,712

Cost of investments in securities	$15,109,269
Cost of investments in Affiliates	$35,489
Cost of foreign currency held	$1,724
Proceeds received on short sales	$25,370
Cost or premiums of financial derivative instruments, net	$1,596

18	PIMCO LOW DURATION FUND	See Accompanying Notes

September 30, 2016 (Unaudited)

Net Assets:
Institutional Class	$6,299,675
Class P	774,605
Administrative Class	150,054
Class D	772,800
Class A	989,679
Class C	524,105
Class R	91,794
Shares Issued and Outstanding:
Institutional Class	636,165
Class P	78,221
Administrative Class	15,153
Class D	78,040
Class A	99,940
Class C	52,926
Class R	9,270
Net Asset Value Per Share Outstanding:
Institutional Class	$9.90
Class P	9.90
Administrative Class	9.90
Class D	9.90
Class A	9.90
Class C	9.90
Class R	9.90

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	19

Statement of Operations PIMCO Low Duration Fund

Six Months Ended September 30, 2016 (Unaudited)
(Amounts in thousands)

Investment Income:
Interest, net of foreign taxes*	$142,558
Dividends	311
Dividends from Investments in Affiliates	578
Total Income	143,447

Expenses:
Investment advisory fees	12,888
Supervisory and administrative fees	12,174
Distribution and/or servicing fees - Administrative Class	212
Distribution and/or servicing fees - Class D	1,019
Distribution fees - Class C	834
Distribution fees - Class R	117
Servicing fees - Class A	1,325
Servicing fees - Class C	695
Servicing fees - Class R	117
Trustee fees	40
Interest expense	3,703
Total Expenses	33,124

Net Investment Income	110,323

Net Realized Gain (Loss):
Investments in securities	(17,255)
Investments in Affiliates	145
Exchange-traded or centrally cleared financial derivative instruments	(30,368)
Over the counter financial derivative instruments	212,870
Foreign currency	(19,407)

Net Realized Gain	145,985

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	76,899
Investments in Affiliates	(18)
Exchange-traded or centrally cleared financial derivative instruments	(2,283)
Over the counter financial derivative instruments	(193,354)
Foreign currency assets and liabilities	939

Net Change in Unrealized (Depreciation)	(117,817)

Net Increase in Net Assets Resulting from Operations	$138,491

* Foreign tax withholdings	$122

20	PIMCO LOW DURATION FUND	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Low Duration Fund

(Amounts in thousands†)	Six Months Ended September 30, 2016 (Unaudited)	Year Ended March 31, 2016
(Decrease) in Net Assets from:

Operations:
Net investment income	$110,323	$229,803
Net realized gain (loss)	145,985	(91,557)
Net change in unrealized (depreciation)	(117,817)	(129,632)

Net Increase in Net Assets Resulting from Operations	138,491	8,614

Distributions to Shareholders:
From net investment income
Institutional Class	(72,011)	(169,424)
Class P	(8,426)	(20,517)
Administrative Class	(1,590)	(4,443)
Class D	(7,467)	(18,115)
Class A	(9,469)	(23,419)
Class C	(4,130)	(9,576)
Class R	(715)	(1,536)
Tax basis return of capital
Institutional Class	0	(29,058)
Class P	0	(3,690)
Administrative Class	0	(856)
Class D	0	(3,614)
Class A	0	(4,759)
Class C	0	(2,349)
Class R	0	(367)

Total Distributions(a)	(103,808)	(291,723)

Fund Share Transactions:
Net (decrease) resulting from Fund share transactions**	(630,931)	(2,540,810)

Total (Decrease) in Net Assets	(596,248)	(2,823,919)

Net Assets:
Beginning of period	10,198,960	13,022,879
End of period*	$9,602,712	$10,198,960

*Including (overdistributed) net investment income of:	$(173,283)	$(179,798)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(d) in the Notes to Financial Statements for more information.

**	See Note 12 in the Notes to Financial Statements.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	21

Schedule of Investments PIMCO Low Duration Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 157.8%

BANK LOAN OBLIGATIONS 0.0%
AWAS Finance Luxembourg S.A.
3.500% due 07/16/2018		$1,333	$1,341

Total Bank Loan Obligations (Cost $1,338)			1,341

CORPORATE BONDS & NOTES 49.3%

BANKING & FINANCE 30.8%
ABN AMRO Bank NV
1.800% due 06/04/2018		28,900	29,059
AerCap Ireland Capital Ltd.
2.750% due 05/15/2017		39,000	39,206
Ally Financial, Inc.
2.500% due 03/15/2017 (g)		30,000	29,922
2.750% due 01/30/2017		49,475	49,607
5.500% due 02/15/2017		7,894	8,000
American Tower Corp.
2.800% due 06/01/2020		54,910	56,376
Banca Carige SpA
3.750% due 11/25/2016	EUR	1,700	1,919
Banco Espirito Santo S.A.
4.000% due 01/21/2019 ^		1,000	264
Banco Santander Chile
1.565% due 04/11/2017		$800	802
Bank of America Corp.
1.716% due 04/01/2019		42,900	43,173
1.936% due 03/22/2018		10,600	10,682
2.000% due 01/11/2018		4,200	4,221
2.108% due 04/19/2021		31,000	31,416
2.650% due 04/01/2019		15,540	15,882
5.420% due 03/15/2017		1,000	1,017
5.650% due 05/01/2018		25,633	27,200
5.750% due 12/01/2017		8,700	9,118
6.400% due 08/28/2017		9,350	9,759
8.950% due 05/18/2017		180	179
Bank of America N.A.
1.150% due 06/15/2017		8,300	8,297
Barclays Bank PLC
14.000% due 06/15/2019 (f)	GBP	3,700	6,010
Barclays PLC
2.917% due 08/10/2021		$18,900	19,309
BB&T Corp.
1.395% due 01/15/2020		38,300	38,424
Bear Stearns Cos. LLC
6.400% due 10/02/2017		9,100	9,533
BPCE S.A.
1.179% due 03/06/2017	GBP	18,400	23,894
1.371% due 11/18/2016		$4,500	4,503
1.473% due 06/23/2017		3,300	3,306

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.487% due 06/17/2017		$2,500	$2,504
1.625% due 02/10/2017		5,600	5,610
BRFkredit A/S
2.000% due 10/01/2017	DKK	130,000	20,076
Cantor Fitzgerald LP
6.500% due 06/17/2022		$1,850	1,956
CIT Group, Inc.
4.250% due 08/15/2017		78,774	80,349
5.000% due 05/15/2017		32,467	33,116
Citigroup, Inc.
0.972% due 11/30/2017	EUR	5,000	5,625
1.350% due 03/10/2017		$3,600	3,603
1.632% due 07/30/2018		92,600	93,004
1.800% due 02/05/2018		22,500	22,564
2.031% due 10/26/2020		1,400	1,409
2.218% due 03/30/2021		18,369	18,689
Citizens Bank N.A.
2.300% due 12/03/2018		11,300	11,436
2.500% due 03/14/2019		14,000	14,262
Commonwealth Bank of Australia
1.750% due 11/02/2018		8,100	8,144
Credit Agricole S.A.
1.480% due 04/15/2019		8,100	8,119
1.815% due 06/10/2020 (h)		62,000	62,346
Credit Suisse AG
1.414% due 04/27/2018		8,350	8,350
1.442% due 01/29/2018		11,100	11,118
Credit Suisse Group Funding Guernsey Ltd.
2.969% due 04/16/2021		15,000	15,532
3.800% due 09/15/2022		700	716
DBS Bank Ltd.
3.625% due 09/21/2022		1,500	1,526
Dexia Credit Local S.A.
1.065% due 01/11/2017		1,300	1,301
Eksportfinans ASA
1.570% due 02/14/2018	JPY	1,000,000	9,838
5.500% due 06/26/2017		$43,042	44,170
First Republic Bank
2.375% due 06/17/2019		300	302
Ford Motor Credit Co. LLC
1.238% due 11/08/2016		5,000	5,000
1.684% due 09/08/2017		500	500
1.698% due 11/04/2019		53,500	53,746
1.750% due 06/15/2018		31,000	31,119
3.000% due 06/12/2017		29,000	29,311
4.250% due 02/03/2017		200	202
5.000% due 05/15/2018		14,811	15,552
5.750% due 02/01/2021		6,300	7,107
6.625% due 08/15/2017		2,350	2,453
8.000% due 12/15/2016		41,285	41,872
General Motors Financial Co., Inc.
2.025% due 04/10/2018		17,900	17,960

22	PIMCO LOW DURATION FUND	See Accompanying Notes

(Unaudited)

September 30, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.240% due 01/15/2020		$38,700	$38,417
2.740% due 01/15/2019		25,500	25,842
3.000% due 09/25/2017		41,500	42,049
3.200% due 07/13/2020		1,400	1,435
4.750% due 08/15/2017		15,845	16,277
Goldman Sachs Group, Inc.
1.755% due 04/25/2019		13,816	13,925
1.875% due 04/23/2020		42,800	43,087
2.050% due 09/15/2020		6,105	6,143
2.075% due 04/23/2021		19,600	19,827
2.429% due 11/29/2023		38,100	38,786
5.375% due 03/15/2020		5,000	5,541
6.000% due 06/15/2020		9,033	10,283
7.500% due 02/15/2019		4,200	4,749
HBOS PLC
1.535% due 09/06/2017		35,871	35,811
HSBC USA, Inc.
1.427% due 11/13/2019 (h)		60,850	60,088
Hutchison Whampoa International Ltd.
1.625% due 10/31/2017		56,500	56,573
Industrial Bank of Korea
2.375% due 07/17/2017		13,800	13,913
ING Bank NV
2.050% due 08/17/2018		25,700	25,894
International Lease Finance Corp.
3.875% due 04/15/2018		1,600	1,642
7.125% due 09/01/2018		200	219
Intesa Sanpaolo SpA
2.375% due 01/13/2017		22,280	22,312
JPMorgan Chase & Co.
0.829% due 05/30/2017	GBP	35,100	45,447
1.352% due 03/01/2018		$18,000	18,008
1.670% due 01/23/2020		32,800	33,130
1.957% due 10/29/2020		29,500	30,070
6.000% due 01/15/2018		21,285	22,494
JPMorgan Chase Bank N.A.
6.000% due 10/01/2017		11,000	11,474
KEB Hana Bank
4.000% due 11/03/2016		5,500	5,513
Kookmin Bank
1.609% due 01/27/2017		71,010	71,020
1.915% due 10/11/2016		1,000	1,000
LeasePlan Corp. NV
2.500% due 05/16/2018		2,800	2,805
2.875% due 01/22/2019		2,400	2,424
3.000% due 10/23/2017		7,525	7,604
Lloyds Bank PLC
1.367% due 05/14/2018 (h)		53,100	52,940
1.750% due 05/14/2018		1,300	1,304
2.000% due 08/17/2018		35,200	35,362
Macquarie Bank Ltd.
1.872% due 07/29/2020 (h)		56,500	56,561
4.875% due 06/10/2025		1,700	1,793

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Macquarie Group Ltd.
4.875% due 08/10/2017		$6,000	$6,164
Mizuho Bank Ltd.
1.307% due 09/25/2017		1,500	1,502
1.550% due 10/17/2017		300	300
1.700% due 09/25/2017		900	902
2.450% due 04/16/2019		300	305
Morgan Stanley
2.132% due 02/01/2019		43,700	44,560
5.500% due 01/26/2020		2,100	2,330
5.550% due 04/27/2017		200	205
6.625% due 04/01/2018		6,000	6,431
MUFG Americas Holdings Corp.
1.362% due 02/09/2018		19,100	19,038
MUFG Union Bank N.A.
1.178% due 05/05/2017		51,800	51,853
Murray Street Investment Trust
4.647% due 03/09/2017		6,712	6,797
National Bank of Canada
2.200% due 10/19/2016		4,425	4,427
National City Bank
1.200% due 12/15/2016		8,090	8,092
1.203% due 06/07/2017		7,950	7,952
Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2017	DKK	177,700	27,088
2.000% due 10/01/2017		116,900	18,025
Nykredit Realkredit A/S
1.000% due 10/01/2017		553,300	84,649
2.000% due 10/01/2017		275,600	42,539
Pacific Life Global Funding
3.185% due 06/02/2018		$7,450	7,348
Piper Jaffray Cos.
5.060% due 10/09/2018		9,500	9,643
Preferred Term Securities Ltd.
1.407% due 03/24/2034		660	571
QNB Finance Ltd.
3.375% due 02/22/2017		6,000	6,050
RCI Banque S.A.
3.500% due 04/03/2018		300	309
Realkredit Danmark A/S
2.000% due 04/01/2017	DKK	1,176,600	179,653
Santander Bank N.A.
1.597% due 01/12/2018		$38,800	38,633
Santander Holdings USA, Inc.
2.275% due 11/24/2017		15,900	16,043
2.700% due 05/24/2019		11,300	11,447
Springleaf Finance Corp.
6.500% due 09/15/2017		7,000	7,263
6.900% due 12/15/2017		21,275	22,419
Sumitomo Mitsui Banking Corp.
1.268% due 01/16/2018		18,500	18,510

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	23

Schedule of Investments PIMCO Low Duration Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Synchrony Financial
1.989% due 02/03/2020	$42,500	$41,596
2.192% due 11/09/2017	24,500	24,671
TIAA Asset Management Finance Co. LLC
2.950% due 11/01/2019	400	412
UBS AG
1.375% due 08/14/2017	5,400	5,400
1.402% due 06/01/2017	35,000	35,041
1.557% due 03/26/2018	2,500	2,508
UBS Group Funding Jersey Ltd.
2.453% due 04/14/2021	51,200	52,490
2.950% due 09/24/2020	300	308
Unibail-Rodamco SE
1.449% due 04/16/2019	54,900	54,656
WEA Finance LLC
1.750% due 09/15/2017	7,700	7,716
Wells Fargo & Co.
1.582% due 07/22/2020	4,600	4,625
2.175% due 03/04/2021	20,900	21,297
Weyerhaeuser Co.
7.375% due 10/01/2019	3,400	3,911

		2,959,006

INDUSTRIALS 13.8%
AbbVie, Inc.
1.750% due 11/06/2017	5,800	5,818
2.500% due 05/14/2020	700	715
Actavis Funding SCS
1.850% due 03/01/2017	1,200	1,203
1.925% due 03/12/2018	15,500	15,626
2.450% due 06/15/2019	3,821	3,896
Actavis, Inc.
1.875% due 10/01/2017	12,630	12,676
Adani Ports & Special Economic Zone Ltd.
3.500% due 07/29/2020	16,700	16,935
Aetna, Inc.
1.491% due 12/08/2017	20,600	20,652
Amgen, Inc.
1.191% due 05/22/2017	35,800	35,828
2.200% due 05/22/2019	1,710	1,743
Anheuser-Busch InBev Finance, Inc.
1.900% due 02/01/2019	14,200	14,349
2.650% due 02/01/2021	19,000	19,627
AP Moeller - Maersk A/S
2.875% due 09/28/2020	1,600	1,631
BAT International Finance PLC
1.360% due 06/15/2018 (h)	57,600	57,800
1.850% due 06/15/2018	10,700	10,797
Becton Dickinson and Co.
1.800% due 12/15/2017	15,700	15,781
2.675% due 12/15/2019	6,900	7,131

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Boston Scientific Corp.
2.650% due 10/01/2018	$1,500	$1,535
2.850% due 05/15/2020	13,600	14,029
3.375% due 05/15/2022	4,100	4,317
5.125% due 01/12/2017	7,500	7,579
Canadian Natural Resources Ltd.
1.750% due 01/15/2018	5,100	5,094
Cardinal Health, Inc.
1.950% due 06/15/2018	3,200	3,231
Charter Communications Operating LLC
3.579% due 07/23/2020	22,900	23,957
4.464% due 07/23/2022	4,300	4,649
ConAgra Foods, Inc.
1.900% due 01/25/2018	2,200	2,214
5.819% due 06/15/2017	1,190	1,224
ConocoPhillips Co.
1.717% due 05/15/2022	23,500	23,129
Continental Airlines Pass-Through Trust
6.250% due 10/11/2021	696	747
Cox Communications, Inc.
5.875% due 12/01/2016	250	252
9.375% due 01/15/2019	3,406	3,939
CRH America, Inc.
8.125% due 07/15/2018	600	664
CSX Corp.
7.900% due 05/01/2017	15,500	16,100
CVS Health Corp.
2.800% due 07/20/2020	400	415
Daimler Finance North America LLC
1.195% due 03/10/2017 (h)	97,800	97,875
1.259% due 03/02/2018	6,500	6,499
1.650% due 03/02/2018	800	802
2.000% due 08/03/2018	43,500	43,870
2.375% due 08/01/2018	5,125	5,203
Delphi Automotive PLC
3.150% due 11/19/2020	800	829
Diamond Finance Corp.
3.480% due 06/01/2019	53,000	54,536
DISH DBS Corp.
4.625% due 07/15/2017	31,000	31,620
Dominion Gas Holdings LLC
2.500% due 12/15/2019	18,000	18,498
eBay, Inc.
1.350% due 07/15/2017	1,200	1,202
Energy Transfer Partners LP
2.500% due 06/15/2018	3,000	3,022
6.700% due 07/01/2018	14,393	15,443
9.700% due 03/15/2019	1,500	1,722
ERAC USA Finance LLC
6.200% due 11/01/2016	1,100	1,104
General Motors Co.
3.500% due 10/02/2018	4,000	4,114

24	PIMCO LOW DURATION FUND	See Accompanying Notes

(Unaudited)

September 30, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Georgia-Pacific LLC
2.539% due 11/15/2019		$37,800	$38,655
5.400% due 11/01/2020		1,000	1,132
GTL Trade Finance, Inc.
7.250% due 10/20/2017		2,000	2,100
Heathrow Funding Ltd.
4.875% due 07/15/2023		300	328
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	25,500	28,216
Hewlett Packard Enterprise Co.
2.450% due 10/05/2017		$36,700	37,002
2.594% due 10/05/2017		24,800	24,991
2.850% due 10/05/2018		400	408
Humana, Inc.
7.200% due 06/15/2018		8,800	9,636
Hyundai Capital America
2.125% due 10/02/2017		420	422
Imperial Tobacco Finance PLC
2.050% due 02/11/2018		10,503	10,563
Kinder Morgan Energy Partners LP
2.650% due 02/01/2019		922	930
5.000% due 10/01/2021		100	109
9.000% due 02/01/2019		3,825	4,386
Kinder Morgan, Inc.
3.050% due 12/01/2019		3,173	3,244
7.000% due 06/15/2017		16,582	17,163
7.250% due 06/01/2018		7,070	7,637
KLA-Tencor Corp.
2.375% due 11/01/2017		3,000	3,021
3.375% due 11/01/2019		1,100	1,140
Korea National Oil Corp.
3.125% due 04/03/2017		800	807
4.000% due 10/27/2016		57,100	57,201
Kraft Heinz Foods Co.
2.000% due 07/02/2018		4,000	4,041
Louisiana-Pacific Corp.
7.500% due 06/01/2020		4,600	4,778
Merck & Co., Inc.
1.182% due 02/10/2020 (h)		16,500	16,573
Merck Sharp & Dohme Corp.
5.000% due 06/30/2019		14,186	15,614
Motorola Solutions, Inc.
3.500% due 09/01/2021		2,200	2,271
Nissan Motor Acceptance Corp.
1.800% due 03/15/2018		1,800	1,811
1.950% due 09/12/2017		1,200	1,205
2.350% due 03/04/2019		3,475	3,535
Northwest Airlines Pass-Through Trust
7.150% due 04/01/2021		1,593	1,708
ONEOK Partners LP
2.000% due 10/01/2017		450	450

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Oracle Corp.
1.900% due 09/15/2021	$42,700	$42,841
Pearson Dollar Finance PLC
6.250% due 05/06/2018	2,500	2,659
Pioneer Natural Resources Co.
6.875% due 05/01/2018	5,424	5,829
QUALCOMM, Inc.
3.000% due 05/20/2022 (h)	32,400	34,048
Reynolds American, Inc.
2.300% due 06/12/2018	10,800	10,956
Rohm & Haas Co.
6.000% due 09/15/2017	2,200	2,293
RPM International, Inc.
6.500% due 02/15/2018	1,600	1,698
SABMiller Holdings, Inc.
2.200% due 08/01/2018	13,400	13,581
2.450% due 01/15/2017	3,300	3,310
3.750% due 01/15/2022	1,700	1,842
SABMiller PLC
6.500% due 07/15/2018	1,950	2,120
Scripps Networks Interactive, Inc.
3.500% due 06/15/2022	700	732
Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019	18,500	18,530
SK Telecom Co. Ltd.
2.125% due 05/01/2018	300	303
Southern Natural Gas Co. LLC
5.900% due 04/01/2017	1,900	1,941
Southwestern Energy Co.
5.050% due 01/23/2018	5,200	5,289
Telefonica Emisiones S.A.U.
1.513% due 06/23/2017	45,000	44,963
3.192% due 04/27/2018	500	512
Time Warner Cable LLC
5.850% due 05/01/2017	14,382	14,743
6.750% due 07/01/2018	1,300	1,413
8.250% due 04/01/2019	5,921	6,821
8.750% due 02/14/2019	2,413	2,784
UAL Pass-Through Trust
10.400% due 05/01/2018	336	337
UnitedHealth Group, Inc.
1.400% due 12/15/2017	7,600	7,623
1.450% due 07/17/2017	10,400	10,426
1.900% due 07/16/2018	11,000	11,119
Urbi Desarrollos Urbanos S.A.B. de C.V.
9.500% due 01/21/2020 ^	600	9
Volkswagen Group of America Finance LLC
1.250% due 05/23/2017	700	698
1.251% due 11/20/2017	33,300	33,193
2.450% due 11/20/2019	19,500	19,708
Volkswagen International Finance NV
1.241% due 11/18/2016	3,000	3,001

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	25

Schedule of Investments PIMCO Low Duration Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
VW Credit, Inc.
1.277% due 06/26/2017	$50,000	$49,270
Walgreens Boots Alliance, Inc.
1.750% due 11/17/2017	13,500	13,569
WestRock RKT Co.
4.450% due 03/01/2019	3,155	3,343
Whirlpool Corp.
1.650% due 11/01/2017	9,000	9,030
Woodside Finance Ltd.
3.650% due 03/05/2025	2,600	2,628
4.600% due 05/10/2021	400	428
Wyndham Worldwide Corp.
2.950% due 03/01/2017	700	703

		1,326,992

UTILITIES 4.7%
AT&T, Inc.
1.258% due 03/30/2017	75,400	75,489
1.768% due 06/30/2020	31,200	31,487
3.000% due 06/30/2022	2,500	2,574
British Telecommunications PLC
1.250% due 02/14/2017	500	500
CNOOC Nexen Finance ULC
1.625% due 04/30/2017	1,000	1,001
Consumers Energy Co.
6.700% due 09/15/2019	2,700	3,110
DTE Energy Co.
2.400% due 12/01/2019	14,400	14,697
Exelon Corp.
1.550% due 06/09/2017	5,400	5,405
Kinder Morgan Finance Co. LLC
6.000% due 01/15/2018	7,150	7,500
Korea East-West Power Co. Ltd.
2.625% due 11/27/2018	1,000	1,022
Korea Gas Corp.
2.250% due 07/25/2017	500	504
KT Corp.
1.750% due 04/22/2017	40,800	40,895
2.625% due 04/22/2019	1,100	1,128
Pennsylvania Electric Co.
5.200% due 04/01/2020	300	325
Petrobras Global Finance BV
3.737% due 03/17/2020	100	98
Plains All American Pipeline LP
2.600% due 12/15/2019	1,400	1,413
8.750% due 05/01/2019	5,446	6,281
SingTel Group Treasury Pte. Ltd.
2.375% due 09/08/2017	2,000	2,022
Sprint Communications, Inc.
9.125% due 03/01/2017	72,852	74,764

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Telstra Corp. Ltd.
3.125% due 04/07/2025	$1,000	$1,050
Verizon Communications, Inc.
1.234% due 06/09/2017	44,271	44,340
1.627% due 06/17/2019	5,295	5,349
2.606% due 09/14/2018	121,719	124,951

		445,905

Total Corporate Bonds & Notes (Cost $4,719,740)		4,731,903

MUNICIPAL BONDS & NOTES 0.1%

CALIFORNIA 0.0%
California Earthquake Authority Revenue Notes, Series 2014
2.805% due 07/01/2019	400	410
University of California Revenue Bonds, Series 2011
1.023% due 07/01/2041	1,100	1,100

		1,510

TEXAS 0.1%
North Texas Higher Education Authority, Inc., Revenue Bonds, Series 2011
1.746% due 04/01/2040	3,286	3,270

Total Municipal Bonds & Notes (Cost $4,859)		4,780

U.S. GOVERNMENT AGENCIES 41.0%
Fannie Mae
0.585% due 12/25/2036	1,275	1,247
0.645% due 06/25/2034	303	298
0.725% due 10/27/2037	21,631	21,594
0.775% due 01/25/2037	18	18
0.825% due 03/25/2037 - 12/25/2042	2,710	2,698
0.875% due 03/25/2037 - 03/25/2044	4,263	4,280
0.885% due 03/25/2037	170	171
0.905% due 07/25/2037	2,688	2,703
0.925% due 06/25/2032 - 10/25/2040	342	341
0.975% due 12/25/2040	40	40
0.995% due 07/25/2037 - 12/25/2040	3,870	3,880
1.000% due 01/25/2043	3,457	3,288
1.025% due 08/25/2037 - 05/25/2040	11,844	11,932
1.075% due 09/25/2041	252	252
1.125% due 04/25/2022	1	1
1.175% due 12/25/2037	2,912	2,941
1.195% due 03/25/2038	71	72
1.225% due 10/25/2037	9,098	9,250

26	PIMCO LOW DURATION FUND	See Accompanying Notes

(Unaudited)

September 30, 2016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.275% due 03/25/2038 - 01/25/2040	$2,045	$2,079
1.375% due 02/25/2040	1,813	1,842
1.652% due 01/01/2021	4	4
1.689% due 07/01/2042 - 07/01/2044	726	740
1.739% due 09/01/2041	63	65
1.875% due 07/01/2017	1	1
1.889% due 10/01/2030 - 11/01/2039	639	649
1.901% due 03/01/2035	261	278
1.941% due 07/01/2018	1	1
1.998% due 11/01/2017	2	2
2.198% due 10/01/2034	816	853
2.233% due 11/01/2034	342	360
2.299% due 03/01/2035	3,329	3,450
2.316% due 01/01/2035	1,711	1,793
2.401% due 07/01/2017	1	1
2.473% due 12/01/2033	125	132
2.500% due 05/25/2028 (a)	22,517	1,724
2.509% due 10/01/2035	1,435	1,519
2.570% due 02/01/2028	59	60
2.586% due 04/01/2034	395	414
2.595% due 11/01/2027	16	16
2.616% due 06/01/2022	1	1
2.622% due 07/01/2035	1,618	1,704
2.623% due 05/01/2035	496	519
2.644% due 03/01/2035	391	414
2.649% due 08/01/2029	269	283
2.666% due 09/01/2035	94	98
2.759% due 07/25/2017	19	19
2.763% due 09/01/2035	2,126	2,229
2.765% due 05/01/2035	1,898	1,992
2.787% due 11/01/2035	17	18
2.828% due 04/01/2024	20	20
2.839% due 10/01/2024	78	80
2.847% due 09/01/2032	529	563
2.848% due 01/01/2024 - 03/01/2024	135	137
2.864% due 08/01/2035	1,935	2,053
2.899% due 07/01/2035	1,805	1,887
2.988% due 08/01/2035	626	668
3.008% due 06/01/2035	378	397
3.177% due 06/01/2035	341	361
3.500% due 09/01/2046 (h)	33,000	34,825
4.250% due 05/25/2033	835	883
4.316% due 12/01/2036	57	60
4.409% due 02/01/2028	2	2
4.500% due 08/01/2018 - 01/01/2027	2,192	2,290
4.518% due 01/01/2028	9	10
4.693% due 09/01/2034	40	42
4.735% due 04/01/2018	31	31
5.000% due 12/25/2017 - 08/01/2040	8,330	9,311
5.500% due 10/01/2017 - 08/25/2034	27,501	30,950

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.525% due 10/25/2042 (a)	$48,821	$9,718
5.617% due 12/25/2042	1,558	1,772
5.625% due 11/25/2042 (a)	66,809	11,379
5.975% due 02/25/2037 (a)	15,111	2,681
6.000% due 10/01/2016 - 10/01/2038	5,660	6,335
6.000% due 05/01/2025 - 01/01/2039 (h)	17,117	18,970
6.125% due 01/25/2042 (a)	4,836	1,020
6.500% due 07/25/2023 - 03/01/2038	4,179	4,851
6.956% due 01/25/2043	5,734	6,266
7.000% due 04/01/2034	30	34
8.000% due 11/25/2023 - 11/01/2031	672	836
8.500% due 04/01/2025	51	58
8.800% due 01/25/2019	9	9
9.000% due 03/25/2021 - 04/25/2021	47	52
9.500% due 03/25/2020 - 11/01/2025	151	169
Fannie Mae, TBA
3.000% due 11/01/2046	541,000	561,213
3.500% due 10/01/2046 - 11/01/2046	1,183,000	1,248,032
4.000% due 10/01/2046 - 11/01/2046	678,000	727,877
4.500% due 10/01/2046 - 11/01/2046	823,000	900,647
FDIC Structured Sale Guaranteed Notes
2.980% due 12/06/2020	16,587	16,781
Federal Housing Administration
7.430% due 10/01/2020 - 10/01/2023	37	37
Freddie Mac
0.785% due 08/25/2031	1,455	1,427
0.805% due 09/25/2031	2,452	2,423
0.854% due 02/15/2037	128	127
0.864% due 02/15/2037	101	101
0.924% due 06/15/2018 - 05/15/2037	92	93
0.974% due 11/15/2030 - 12/15/2031	70	70
1.044% due 05/15/2036	22	22
1.074% due 01/15/2042	72	72
1.374% due 12/15/2039	22	22
1.379% due 01/15/2038	6,259	6,366
1.474% due 10/15/2020	6	6
1.524% due 03/15/2021	5	5
1.548% due 11/25/2019 (a)	185,086	7,026
1.867% due 07/25/2044	425	438
2.000% due 01/01/2017 - 11/15/2026	84,552	85,769
2.125% due 03/01/2017	1	1
2.500% due 11/01/2022	55	55

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	27

Schedule of Investments PIMCO Low Duration Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.550% due 10/01/2023	$22	$23
2.557% due 10/01/2027	12	13
2.581% due 10/01/2035	1,955	2,073
2.615% due 11/01/2023	6	6
2.631% due 02/01/2020	3	3
2.695% due 04/01/2035	1,157	1,213
2.721% due 12/01/2022	14	14
2.733% due 06/01/2024	12	13
2.750% due 03/01/2035	1,403	1,460
2.850% due 03/01/2035 - 04/01/2035	1,364	1,439
2.856% due 01/01/2024	11	11
2.863% due 03/01/2035	456	483
2.867% due 09/01/2023	4	5
2.876% due 04/01/2035	107	107
2.897% due 07/01/2027	32	34
2.975% due 07/01/2035	24	26
2.983% due 04/01/2035	686	723
3.000% due 02/01/2023 - 03/15/2041	10,223	10,653
3.000% due 03/15/2027 - 05/15/2027 (a)	40,234	3,482
3.034% due 05/01/2037	67	71
3.039% due 08/15/2032	95	99
3.065% due 02/01/2037	62	66
3.267% due 05/15/2040 (a)	15,280	15,580
4.000% due 01/15/2024 (a)	346	30
5.000% due 01/01/2026 - 07/01/2041	538	598
5.426% due 08/15/2043 (a)	81,143	19,359
5.500% due 12/01/2017 - 07/15/2034	967	1,085
5.946% due 07/15/2036 (a)	2,959	526
6.000% due 09/01/2016 - 07/15/2029	65	73
6.500% due 02/01/2022 - 07/25/2043	16,398	19,439
6.626% due 08/15/2036 (a)	8,650	1,580
7.000% due 01/01/2030 - 04/01/2032	19	23
7.500% due 07/15/2030	111	131
8.000% due 04/15/2021 - 12/01/2024	49	50
8.500% due 06/01/2022 - 11/01/2025	159	177
8.841% due 08/15/2044	26,919	32,734
9.000% due 12/15/2020 - 08/01/2022	32	35
9.500% due 09/01/2018 - 09/01/2021	13	14
10.000% due 11/01/2016 - 05/15/2020	2	3
Ginnie Mae
1.080% due 12/16/2025	36	36
1.798% due 02/20/2041	5,969	5,997

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.875% due 08/20/2022 - 07/20/2034	$1,111	$1,144
2.000% due 03/20/2017 - 02/20/2032	4,035	4,168
2.125% due 05/20/2022 - 05/20/2030	673	694
2.500% due 11/20/2026	4	4
4.000% due 03/20/2019	3	3
Vendee Mortgage Trust
6.500% due 05/15/2029	13,876	16,022

Total U.S. Government Agencies (Cost $3,914,862)		3,937,118

U.S. TREASURY OBLIGATIONS 27.8%
U.S. Treasury Inflation Protected Securities (e)
0.125% due 04/15/2018 (h)	1,434,178	1,450,328
0.125% due 04/15/2019 (h)	560,039	569,808
0.125% due 04/15/2021 (h)	210,693	215,288
0.625% due 07/15/2021	195,391	205,389
0.750% due 02/15/2042 (l)	23,217	24,082
1.125% due 01/15/2021 (j)	105,722	112,629
1.250% due 07/15/2020 (j)(l)	21,518	23,012
1.375% due 02/15/2044 (l)	49,255	58,801
2.375% due 01/15/2025 (l)	723	863
U.S. Treasury Notes
0.750% due 10/31/2017 (j)(l)	6,100	6,104

Total U.S. Treasury Obligations (Cost $2,664,894)		2,666,304

NON-AGENCY MORTGAGE-BACKED SECURITIES 9.6%
7 WTC Depositor LLC Trust
4.082% due 03/13/2031	2,905	2,933
ABN AMRO Mortgage Corp.
5.500% due 01/25/2034	319	323
American Home Mortgage Assets Trust
0.734% due 10/25/2046	14,483	9,721
1.065% due 11/25/2035	1,815	1,602
American Home Mortgage Investment Trust
1.105% due 02/25/2045	1,854	1,828
3.245% due 02/25/2045	29,822	30,053
BAMLL Commercial Mortgage Securities Trust
1.858% due 12/15/2029	1,500	1,504
Banc of America Alternative Loan Trust
5.500% due 10/25/2033	9,565	9,788

28	PIMCO LOW DURATION FUND	See Accompanying Notes

(Unaudited)

September 30, 2016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Banc of America Commercial Mortgage Trust
5.356% due 10/10/2045	$955	$954
5.723% due 06/10/2049	1,974	1,998
5.740% due 04/10/2049	23,791	23,959
Banc of America Funding Trust
0.772% due 05/20/2035	3,287	3,073
0.805% due 07/25/2037	11,767	10,099
2.925% due 02/20/2036	1,822	1,792
2.997% due 05/25/2035	429	440
5.500% due 09/25/2035	1,758	1,817
Banc of America Mortgage Trust
2.965% due 02/25/2035	344	340
3.226% due 09/25/2035 ^	6,738	6,221
3.374% due 05/25/2033	66	67
6.500% due 10/25/2031	607	635
Banc of America Re-REMIC Trust
5.679% due 02/17/2051	281	283
Barclays Commercial Mortgage Securities Trust
1.634% due 02/15/2028	1,544	1,541
1.674% due 05/15/2032	1,626	1,627
BCAP LLC Trust
0.684% due 03/26/2037	1,037	1,029
1.024% due 05/26/2035	1,813	1,709
1.329% due 11/26/2046	4,107	3,960
BCRR Trust
5.858% due 07/17/2040	1,450	1,462
6.500% due 07/17/2040	65	65
Bear Stearns Adjustable Rate Mortgage Trust
2.460% due 08/25/2035	200	200
2.619% due 02/25/2033	67	67
2.751% due 11/25/2030	19	18
2.797% due 04/25/2033	1,452	1,456
2.859% due 03/25/2035	130	124
2.884% due 01/25/2035	1,260	1,229
2.894% due 08/25/2033	1,086	1,077
2.920% due 03/25/2035	690	695
2.927% due 02/25/2033	252	240
2.951% due 01/25/2034	21	21
3.109% due 08/25/2035	27,737	23,813
3.128% due 03/25/2035	345	348
3.198% due 08/25/2033	338	331
3.205% due 01/25/2035	6	6
3.228% due 08/25/2035 ^	4,217	3,848
3.259% due 10/25/2036 ^	1,646	1,401
Bear Stearns ALT-A Trust
2.811% due 04/25/2035	9,463	9,151
2.980% due 05/25/2035	1,157	1,121
3.142% due 09/25/2034	805	790
3.142% due 09/25/2035	3,325	2,879
Bear Stearns Commercial Mortgage Securities Trust
5.331% due 02/11/2044	909	916
Bear Stearns Structured Products, Inc. Trust
2.966% due 01/26/2036	7,038	5,638

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.805% due 01/25/2035		$1,110	$1,002
Citigroup Commercial Mortgage Trust
5.810% due 06/14/2050		161	163
6.333% due 12/10/2049		6,936	7,154
Citigroup Mortgage Loan Trust, Inc.
2.430% due 09/25/2035		58	60
2.887% due 03/25/2034		956	948
2.952% due 03/25/2036 ^		9,194	8,995
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.289% due 12/11/2049		121,738	122,547
Claris Finance SRL
0.847% due 12/28/2061	EUR	1,194	1,354
Commercial Mortgage Trust
1.906% due 01/10/2046		$300	302
Countrywide Alternative Loan Trust
0.705% due 05/25/2047		5,172	4,446
0.805% due 02/25/2037		6,530	5,396
0.925% due 06/25/2036 ^		796	435
Countrywide Home Loan Mortgage Pass-Through Trust
0.815% due 04/25/2035		1,789	1,548
2.602% due 02/20/2036 ^		11,490	10,215
5.000% due 08/25/2019		187	190
Credit Suisse Commercial Mortgage Trust
0.750% due 02/27/2036		5,588	5,377
5.297% due 12/15/2039		6,024	6,041
5.383% due 02/15/2040		2,027	2,031
6.267% due 02/15/2041		10,263	10,561
Credit Suisse First Boston Mortgage Securities Corp.
1.090% due 03/25/2032		616	574
2.811% due 04/25/2034		6,204	6,171
3.056% due 10/25/2033		114	114
4.957% due 06/25/2032		51	50
Credit Suisse Mortgage Capital Certificates
2.893% due 02/26/2036		3,114	3,014
2.990% due 05/26/2036		1,634	1,647
3.039% due 09/26/2047		4,430	4,423
3.151% due 08/28/2036		2,060	2,020
5.342% due 12/15/2043		300	300
5.695% due 09/15/2040		561	567
DLJ Acceptance Trust
11.000% due 08/01/2019		7	8
EMF-NL BV
0.705% due 07/17/2041	EUR	7,300	6,811
EMF-NL Prime BV
0.555% due 04/17/2041		3,000	2,208
Eurosail PLC
0.539% due 03/13/2045	GBP	1,873	2,354
0.540% due 12/10/2044		742	934
1.079% due 09/13/2045		7,279	9,363

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	29

Schedule of Investments PIMCO Low Duration Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.329% due 06/13/2045	GBP	8,000	$10,055
First Horizon Alternative Mortgage Securities Trust
2.779% due 09/25/2034		$344	335
2.823% due 09/25/2035 ^		888	788
First Horizon Asset Securities, Inc.
5.250% due 03/25/2035		2,514	2,597
First Horizon Mortgage Pass-Through Trust
2.708% due 02/25/2035		297	297
GE Commercial Mortgage Corp. Trust
5.483% due 12/10/2049		64,775	65,366
5.543% due 12/10/2049		266	268
General Motors Acceptance Corp.
7.430% due 12/01/2021		6	6
Great Hall Mortgages PLC
0.000% due 03/18/2039	EUR	1,375	1,499
0.987% due 06/18/2039		$13,686	12,881
Greenwich Capital Commercial Funding Corp. Trust
5.444% due 03/10/2039		4,503	4,509
GS Mortgage Securities Corp. Trust
3.980% due 02/10/2029		26,000	27,459
GS Mortgage Securities Trust
2.456% due 11/10/2045 (a)		14,088	1,180
5.988% due 08/10/2045		87	88
GSR Mortgage Loan Trust
2.917% due 09/25/2035		1,293	1,318
3.007% due 09/25/2035		18,971	19,433
3.075% due 09/25/2035		170	171
3.397% due 07/25/2035		1,456	1,331
6.000% due 03/25/2032		63	65
HarborView Mortgage Loan Trust
3.098% due 07/19/2035		4,854	4,301
Hercules Eclipse PLC
0.764% due 10/25/2018	GBP	10,917	13,809
IndyMac Mortgage Loan Trust
0.735% due 05/25/2046		$2,762	2,291
Infinity Classico
0.000% due 02/15/2024	EUR	5,289	5,793
JPMorgan Chase Commercial Mortgage Securities Trust
2.002% due 05/15/2045 (a)		$41,656	2,633
5.257% due 05/15/2047		24,759	24,764
5.420% due 01/15/2049		4,027	4,057
5.794% due 02/12/2051		7,953	8,161
5.940% due 06/15/2049		17,816	18,063
JPMorgan Commercial Mortgage-Backed Securities Trust
5.720% due 03/18/2051		40,221	40,529
JPMorgan Mortgage Trust
2.833% due 04/25/2037 ^		853	672
3.165% due 08/25/2035 ^		6,971	6,670
3.186% due 07/25/2035		404	405
LB Commercial Mortgage Trust
6.069% due 07/15/2044		828	846

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LB-UBS Commercial Mortgage Trust
5.424% due 02/15/2040		$3,494	$3,511
5.430% due 02/15/2040		2,809	2,833
5.866% due 09/15/2045		5,085	5,269
Leek Finance PLC
1.121% due 09/21/2038		4,883	5,266
MASTR Adjustable Rate Mortgages Trust
3.044% due 11/21/2034		319	326
MASTR Alternative Loan Trust
4.500% due 11/25/2018		559	559
MASTR Asset Securitization Trust
5.500% due 09/25/2033		1,432	1,502
Merrill Lynch Mortgage Investors Trust
0.775% due 11/25/2035		526	496
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051		9,400	9,496
Morgan Stanley Mortgage Loan Trust
0.785% due 04/25/2035		9,207	8,595
0.795% due 11/25/2035		482	481
0.845% due 01/25/2035		1,114	1,035
2.918% due 08/25/2034		615	584
5.500% due 11/25/2035		3,399	3,511
Morgan Stanley Re-REMIC Trust
5.988% due 08/12/2045		164	165
5.988% due 08/15/2045		9,243	9,344
MortgageIT Trust
1.165% due 02/25/2035		1,263	1,223
Newgate Funding PLC
0.298% due 12/15/2050	EUR	2,081	2,253
Opteum Mortgage Acceptance Corp. Trust
0.935% due 11/25/2035		$18,228	17,848
Prime Mortgage Trust
0.925% due 02/25/2034		868	822
Resecuritization Mortgage Trust
0.775% due 04/26/2021		15	15
Residential Funding Mortgage Securities, Inc. Trust
5.250% due 01/25/2036 ^		122	111
Royal Bank of Scotland Capital Funding Trust
5.331% due 02/16/2044		5,000	5,024
5.695% due 09/16/2040		56	56
Structured Adjustable Rate Mortgage Loan Trust
3.052% due 02/25/2034		88	88
Structured Asset Mortgage Investments Trust
0.655% due 03/25/2037		153	116
0.805% due 02/25/2036 ^		3,236	2,677
1.191% due 09/19/2032		1,702	1,660
8.914% due 06/25/2029		128	131
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.711% due 01/25/2032		54	52
2.818% due 06/25/2033		168	164

30	PIMCO LOW DURATION FUND	See Accompanying Notes

(Unaudited)

September 30, 2016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.921% due 02/25/2034	$133	$133
5.250% due 09/25/2034	1,360	1,366
Suntrust Adjustable Rate Mortgage Loan Trust
3.126% due 01/25/2037 ^	3,143	2,939
Thornburg Mortgage Securities Trust
2.501% due 12/25/2045 ^	8,456	8,127
2.606% due 10/25/2045	13,207	12,227
Wachovia Bank Commercial Mortgage Trust
0.705% due 06/15/2049	1,300	1,286
5.509% due 04/15/2047	5,022	5,068
5.883% due 06/15/2049	159	159
WaMu Mortgage Pass-Through Certificates Trust
0.785% due 11/25/2045	1,732	1,628
0.795% due 12/25/2045	5,153	4,874
0.815% due 10/25/2045	126	120
1.237% due 01/25/2047	4,394	3,986
1.265% due 11/25/2034	5,645	5,092
1.507% due 08/25/2046	108	93
1.707% due 11/25/2042	699	651
1.864% due 08/25/2042	990	950
1.907% due 06/25/2042	1,134	1,096
1.943% due 01/25/2047	2,967	2,676
2.531% due 01/25/2036	395	386
6.000% due 06/25/2034	1,511	1,659
Washington Mutual Mortgage Pass-Through Certificates Trust
2.645% due 02/25/2033	104	101
2.725% due 02/25/2033	74	74
Wells Fargo Commercial Mortgage Trust
2.188% due 10/15/2045 (a)	110,337	8,358
Wells Fargo Mortgage-Backed Securities Trust
2.765% due 02/25/2035	503	504
2.810% due 12/25/2033	503	507
2.840% due 03/25/2035	320	324
2.841% due 01/25/2035	1,726	1,718
2.853% due 04/25/2036	228	223
2.855% due 12/25/2034	17,206	17,559
2.894% due 03/25/2036	7,540	7,541
2.894% due 03/25/2036 ^	1,064	1,000
2.953% due 06/25/2035	28,313	29,087
3.001% due 04/25/2036 ^	1,286	1,261
3.052% due 06/25/2034	11,994	12,025
3.080% due 07/25/2036 ^	7,016	6,911
Wells Fargo-RBS Commercial Mortgage Trust
1.542% due 03/15/2044 (a)	135,329	6,277

Total Non-Agency Mortgage-Backed Securities (Cost $939,784)		921,354

ASSET-BACKED SECURITIES 10.0%
Academic Loan Funding Trust
1.325% due 12/27/2022	600	600

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Accredited Mortgage Loan Trust
0.655% due 02/25/2037		$3,562	$3,453
1.224% due 04/25/2035		3,608	3,589
Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates
0.975% due 10/25/2035		6,600	6,276
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.985% due 07/25/2035		6,900	6,752
1.025% due 09/25/2035		7,300	6,850
1.874% due 02/25/2033		1,790	1,716
Amortizing Residential Collateral Trust
1.105% due 07/25/2032		744	708
Asset-Backed Funding Certificates Trust
0.745% due 05/25/2037		1,128	1,103
Asset-Backed Securities Corp. Home Equity Loan Trust
0.755% due 05/25/2037		22,689	16,780
1.044% due 06/15/2031		4	4
Atrium CDO Corp.
1.061% due 07/20/2020		1,652	1,648
1.421% due 11/16/2022		2,206	2,210
AVANT Loans Funding Trust
3.920% due 08/15/2019		11,068	11,138
Bear Stearns Asset-Backed Securities Trust
1.025% due 06/25/2035		1,898	1,892
1.525% due 10/25/2037		12,909	12,121
1.525% due 11/25/2042		477	448
2.325% due 03/25/2043		3,082	2,922
Cadogan Square CLO BV
0.040% due 01/17/2023	EUR	7,120	7,990
Capital Auto Receivables Asset Trust
1.232% due 11/20/2018		$28,340	28,404
Carlyle Global Market Strategies CLO Ltd.
1.926% due 04/20/2022		26,558	26,599
Carlyle High Yield Partners Ltd.
0.913% due 04/19/2022		6,434	6,433
Cavalry CLO Ltd.
2.049% due 01/16/2024		67,992	67,954
Centex Home Equity Loan Trust
1.145% due 09/25/2034		2,584	2,379
CIFC Funding Ltd.
2.185% due 12/05/2024		19,000	19,024
Cornerstone CLO Ltd.
0.900% due 07/15/2021		495	495
Countrywide Asset-Backed Certificates
0.864% due 04/25/2036		5,291	5,149
1.275% due 03/25/2034		1,612	1,564
Countrywide Asset-Backed Certificates Trust
1.144% due 08/25/2035		3,700	3,609
1.245% due 07/25/2034		3,944	3,777

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	31

Schedule of Investments PIMCO Low Duration Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Credit Suisse First Boston Mortgage Securities Corp.
1.225% due 07/25/2032		$12	$10
Drug Royalty LP
3.530% due 07/15/2023		193	195
Duane Street CLO Ltd.
1.047% due 11/14/2021		1,912	1,900
Eagle Ltd.
2.570% due 12/15/2039		8,438	8,351
Educational Services of America, Inc.
1.675% due 09/25/2040		18,010	17,833
EFS Volunteer LLC
1.565% due 10/26/2026		69	69
Elm CLO Ltd.
2.079% due 01/17/2023		45,695	45,821
EquiFirst Mortgage Loan Trust
1.005% due 01/25/2034		449	419
First Franklin Mortgage Loan Asset-Backed Certificates
1.350% due 05/25/2034		3,191	2,996
First Franklin Mortgage Loan Trust
1.200% due 06/25/2036		1,974	1,921
1.245% due 05/25/2035		2,800	2,762
First NLC Trust
1.230% due 12/25/2035		4,601	4,362
Ford Credit Auto Lease Trust
1.040% due 05/15/2018		749	750
Four Corners CLO Ltd.
0.991% due 01/26/2020		2,204	2,204
Fremont Home Loan Trust
0.585% due 01/25/2037		259	137
1.005% due 07/25/2035		1,682	1,688
GM Financial Automobile Leasing Trust
1.280% due 10/22/2018		26,400	26,407
GSAMP Trust
0.595% due 12/25/2036		2,078	1,166
1.204% due 11/25/2034		282	275
1.394% due 11/25/2034		3,393	3,164
Highbridge Loan Management Ltd.
1.436% due 09/20/2022		34,031	34,095
Home Equity Asset Trust
0.805% due 08/25/2036		21,100	18,673
HSBC Home Equity Loan Trust USA
1.012% due 03/20/2036		11,000	10,609
HSI Asset Securitization Corp. Trust
0.575% due 10/25/2036		49	27
JPMorgan Mortgage Acquisition Corp.
0.705% due 02/25/2036		5,788	5,735
Jubilee CDO BV
0.049% due 08/21/2021	EUR	1,253	1,407
KVK CLO Ltd.
2.257% due 02/10/2025		$37,800	37,905

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LCM LP
1.893% due 10/19/2022		$34,400	$34,377
Limerock CLO
0.925% due 04/24/2023		191	191
Lockwood Grove CLO Ltd.
2.085% due 01/25/2024		36,251	36,279
Long Beach Mortgage Loan Trust
1.350% due 06/25/2035		1,235	1,229
Malin CLO BV
0.000% due 05/07/2023	EUR	22,157	24,660
Massachusetts Educational Financing Authority
1.665% due 04/25/2038		$5,498	5,438
Mercator CLO PLC
0.000% due 02/18/2024	EUR	895	1,005
Merrill Lynch Mortgage Investors Trust
0.835% due 08/25/2036		$5,000	4,796
0.835% due 12/25/2036		2,000	1,935
Mid-State Trust
4.864% due 07/15/2038		291	312
Morgan Stanley ABS Capital, Inc. Trust
1.230% due 12/25/2034		845	739
Morgan Stanley IXIS Real Estate Capital Trust
0.575% due 11/25/2036		20	9
MT Wilson CLO Ltd.
0.895% due 07/11/2020		795	795
Nautique Funding Ltd.
0.930% due 04/15/2020		646	646
Navient Private Education Loan Trust
1.724% due 12/15/2028		14,900	15,042
New Century Home Equity Loan Trust
0.855% due 02/25/2036		14,921	14,235
1.245% due 03/25/2035		3,506	3,020
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
1.015% due 05/25/2035		4,217	4,048
NovaStar Mortgage Funding Trust
0.895% due 01/25/2036		994	990
NYMT Residential
4.000% due 03/25/2021		3,837	3,841
OneMain Financial Issuance Trust
2.570% due 07/18/2025		1,000	1,005
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
0.805% due 12/25/2035		7,349	6,461
Option One Mortgage Loan Trust
1.015% due 08/25/2035		2,800	2,459
Panhandle-Plains Higher Education Authority, Inc.
1.776% due 10/01/2035		117	116
Panther CDO BV
0.067% due 03/20/2084	EUR	3,138	3,500

32	PIMCO LOW DURATION FUND	See Accompanying Notes

(Unaudited)

September 30, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.825% due 08/25/2035		$1,991	$1,994
1.365% due 01/25/2036		2,100	2,080
RAAC Trust
1.005% due 03/25/2037		5,963	5,819
1.225% due 03/25/2034		505	481
Renaissance Home Equity Loan Trust
1.145% due 03/25/2034		2,057	2,020
1.225% due 08/25/2032		40	36
Residential Asset Securities Corp. Trust
0.975% due 09/25/2035		5,359	5,267
0.985% due 06/25/2031		42	40
1.320% due 01/25/2035		999	955
1.349% due 07/25/2034		2,381	2,170
Saxon Asset Securities Trust
0.845% due 09/25/2047		7,400	6,998
1.319% due 03/25/2035 ^		3,642	3,367
Securitized Asset-Backed Receivables LLC Trust
0.585% due 12/25/2036 ^		3,651	1,228
0.655% due 05/25/2037 ^		771	603
SLC Private Student Loan Trust
0.850% due 07/15/2036		259	258
SLC Student Loan Trust
0.950% due 09/15/2026		32,510	31,793
SLM Private Credit Student Loan Trust
1.030% due 03/15/2024		4,190	4,168
1.040% due 12/15/2023		3,776	3,743
SLM Private Education Loan Trust
1.124% due 08/15/2022		787	788
1.274% due 10/16/2023		2,773	2,775
SLM Student Loan Trust
0.000% due 12/15/2023	EUR	799	876
0.007% due 06/17/2024		507	554
0.248% due 12/15/2033		652	665
0.805% due 10/25/2024		$23,935	23,660
0.845% due 01/25/2019		1,886	1,885
2.050% due 12/15/2033		521	507
2.215% due 04/25/2023		5,133	5,149
Soundview Home Loan Trust
0.585% due 11/25/2036		1,538	648
South Carolina Student Loan Corp.
1.592% due 03/02/2020		406	406
1.842% due 09/03/2024		3,500	3,459
Stone Tower CLO Ltd.
0.909% due 04/17/2021		2,273	2,274
Structured Asset Investment Loan Trust
1.215% due 06/25/2035		2,669	2,630
1.230% due 03/25/2034		6,532	6,085
1.245% due 02/25/2035		6,422	6,227
1.425% due 09/25/2034		1,065	1,031
1.500% due 10/25/2033		8,156	8,023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Asset Securities Corp.
1.185% due 02/25/2035		$857	$777
Structured Asset Securities Corp. Mortgage Loan Trust
0.975% due 11/25/2035		5,000	4,674
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
4.930% due 01/25/2035		11	11
Symphony CLO LP
1.979% due 04/16/2022		7,857	7,867
Symphony CLO Ltd.
1.586% due 07/23/2023		66,100	66,109
Venture CDO Ltd.
0.922% due 07/22/2021		1,889	1,857
0.926% due 01/20/2022		19,770	19,632
Voya CLO Ltd.
0.929% due 12/13/2020		179	179
1.980% due 10/15/2022		31,100	31,111
2.000% due 10/15/2022		34,800	34,781
Wells Fargo Home Equity Asset-Backed Securities Trust
1.065% due 04/25/2035		2,900	2,815
Wood Street CLO BV
0.107% due 11/22/2021	EUR	998	1,121

Total Asset-Backed Securities (Cost $941,789)			963,192

SOVEREIGN ISSUES 6.6%
Autonomous Community of Catalonia
4.750% due 06/04/2018		3,100	3,617
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2017 (d)	BRL	100	30
0.000% due 04/01/2017 (d)		1,258,600	363,663
0.000% due 10/01/2017 (d)		240,900	65,881
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2017		462,700	141,372
Export-Import Bank of Korea
1.423% due 01/14/2017		$42,000	42,052
1.525% due 11/26/2016		2,000	2,001
5.375% due 10/04/2016		2,000	2,000
Korea Development Bank
1.327% due 01/22/2017		10,768	10,768
Korea Housing Finance Corp.
1.625% due 09/15/2018		1,200	1,202
Korea Land & Housing Corp.
1.875% due 08/02/2017		1,000	1,004

Total Sovereign Issues (Cost $632,741)			633,590

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	33

Schedule of Investments PIMCO Low Duration Fund (Cont.)

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 0.0%

FINANCIALS 0.0%
Motors Liquidation Co. (b)	428,000	$0

Total Common Stocks (Cost $0)		0

PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%
Citigroup Capital
7.122% due 10/30/2040	350,000	9,219
Navient Corp. CPI Linked Security
3.006% due 03/15/2017	4,100	102

Total Preferred Securities (Cost $9,893)		9,321

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 13.3%

CERTIFICATES OF DEPOSIT 0.9%
Barclays Bank PLC
1.641% due 09/08/2017	$20,000	20,066
Mitsubishi UFJ Trust & Banking Corp.
1.577% due 09/19/2017	22,500	22,513
Sumitomo Mitsui Trust Bank Limited
1.584% due 09/18/2017	44,200	44,230

		86,809

COMMERCIAL PAPER 2.5%
AutoNation, Inc.
1.300% due 10/06/2016	35,200	35,195
1.300% due 10/20/2016	34,400	34,381
Deutsche Telekom AG
1.016% due 10/11/2016	25,000	24,994
Entergy Corp.
1.200% due 10/14/2016	15,700	15,695
Hitachi Capital America Corp.
1.030% due 10/12/2016	19,700	19,695
Sempra Energy Holdings
0.960% due 10/17/2016	31,500	31,488
1.020% due 10/03/2016	10,000	9,999
Thomson Reuters Corp.
1.050% due 10/17/2016	20,000	19,993
1.070% due 10/17/2016	5,900	5,898
1.070% due 10/25/2016	15,000	14,993
Viacom, Inc.
1.300% due 11/14/2016	19,400	19,380
Wyndham Worldwide
1.100% due 10/13/2016	10,000	9,996

		241,707

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM NOTES 0.0%
Kansas City Southern
1.443% due 10/28/2016		$2,000	$2,000

JAPAN TREASURY BILLS 9.9%
(0.277)% due 10/31/2016 - 12/19/2016 (c)(d)	JPY	96,470,000	951,714

U.S. TREASURY BILLS 0.0%
0.476% due 03/02/2017 - 03/09/2017 (c)(d)(j)(l)		$4,370	4,363

Total Short-Term Instruments (Cost $1,279,369)			1,286,593

Total Investments in Securities (Cost $15,109,269)			15,155,496

		SHARES
INVESTMENTS IN AFFILIATES 0.4%

SHORT-TERM INSTRUMENTS 0.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.4%
PIMCO Short-Term Floating NAV Portfolio III		3,589,788	$35,489

Total Short-Term Instruments (Cost $35,489)			35,489

Total Investments in Affiliates (Cost $35,489)			35,489

Total Investments 158.2% (Cost $15,144,758)			$15,190,985

Financial Derivative Instruments (i)(k) (0.3)% (Cost or Premiums, net $1,596)			(27,941)

Other Assets and Liabilities, net (57.9)%			(5,560,332)

Net Assets 100.0%			$9,602,712

34	PIMCO LOW DURATION FUND	See Accompanying Notes

(Unaudited)

September 30, 2016

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Security did not produce income within the last twelve months.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(g)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Ally Financial, Inc.	2.500%	03/15/2017	03/10/2014	$30,000	$29,922	0.31%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (1)	Borrowing Date	Maturity Date	Amount Borrowed (1)	Payable for Reverse Repurchase Agreements
BOS	0.630%	08/19/2016	10/21/2016	$(6,292)	$(6,297)
	0.630	09/16/2016	10/21/2016	(2,202)	(2,203)
	0.650	08/18/2016	10/18/2016	(73,116)	(73,176)
	0.720	09/08/2016	10/11/2016	(196,116)	(196,214)
	0.780	09/14/2016	10/14/2016	(114,387)	(114,434)
	0.780	09/26/2016	10/14/2016	(2,628)	(2,629)
	0.900	09/16/2016	10/07/2016	(77,608)	(77,640)
	1.400	09/26/2016	10/03/2016	(96,189)	(96,216)
BSN	0.600	08/02/2016	10/28/2016	(45,985)	(46,033)
	0.600	08/25/2016	10/05/2016	(735)	(735)
	0.600	08/25/2016	10/28/2016	(2,205)	(2,206)
	0.600	08/25/2016	10/31/2016	(4,410)	(4,413)
	0.600	08/29/2016	10/28/2016	(2,288)	(2,289)
	0.600	09/20/2016	10/31/2016	(22,660)	(22,665)
	0.620	09/16/2016	10/11/2016	(1,573)	(1,574)
DEU	0.670	09/26/2016	10/12/2016	(8,095)	(8,096)
GRE	0.610	07/13/2016	10/13/2016	(15,769)	(15,791)
	0.610	07/14/2016	10/14/2016	(59,745)	(59,827)
	0.610	08/17/2016	10/12/2016	(2,200)	(2,202)
	0.610	08/19/2016	10/12/2016	(2,727)	(2,729)
	0.610	08/25/2016	10/12/2016	(2,310)	(2,312)
	0.610	09/27/2016	10/18/2016	(17,013)	(17,015)
	0.640	08/11/2016	10/11/2016	(3,251)	(3,254)
	0.640	08/25/2016	10/11/2016	(2,625)	(2,627)
	0.640	08/25/2016	10/17/2016	(3,885)	(3,888)
	0.640	08/25/2016	10/24/2016	(315)	(315)
	0.640	08/31/2016	10/07/2016	(60,953)	(60,989)
	0.650	08/12/2016	10/12/2016	(10,802)	(10,812)
	0.650	08/16/2016	10/17/2016	(8,285)	(8,292)
	0.650	08/17/2016	10/17/2016	(15,922)	(15,936)
	0.650	09/15/2016	10/12/2016	(6,817)	(6,819)
	0.650	09/27/2016	10/21/2016	(1,670)	(1,670)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	35

Schedule of Investments PIMCO Low Duration Fund (Cont.)

Counterparty	Borrowing Rate (1)	Borrowing Date	Maturity Date	Amount Borrowed (1)	Payable for Reverse Repurchase Agreements
	0.660%	09/07/2016	10/07/2016	$(2,832)	$(2,833)
	0.660	09/08/2016	10/07/2016	(728)	(728)
	0.680	09/08/2016	10/11/2016	(160,784)	(160,860)
	0.950	09/27/2016	10/04/2016	(69,618)	(69,629)
	1.000	09/29/2016	10/28/2016	(52,099)	(52,105)
IND	0.570	09/14/2016	10/07/2016	(5,244)	(5,245)
	0.570	09/16/2016	10/07/2016	(3,985)	(3,986)
	0.580	08/17/2016	10/11/2016	(2,304)	(2,306)
	0.580	08/25/2016	10/11/2016	(3,150)	(3,152)
	0.590	07/13/2016	10/13/2016	(170,835)	(171,065)
	0.590	09/16/2016	10/13/2016	(1,049)	(1,049)
	0.610	06/20/2016	10/12/2016	(3,352)	(3,358)
	0.610	09/29/2016	10/12/2016	(3,263)	(3,263)
NOM	0.850	09/19/2016	10/13/2016	(18,291)	(18,296)
	0.850	09/30/2016	10/13/2016	(33,801)	(33,803)
RDR	0.600	07/21/2016	10/21/2016	(52,500)	(52,565)
	0.600	08/17/2016	10/19/2016	(1,676)	(1,677)
	0.600	08/25/2016	10/19/2016	(1,575)	(1,576)
	0.610	07/07/2016	10/07/2016	(74,218)	(74,329)
	0.610	08/08/2016	10/18/2016	(16,446)	(16,461)
	0.610	09/26/2016	10/11/2016	(11,774)	(11,775)
SCX	0.790	07/06/2016	10/06/2016	(186,199)	(186,563)
	0.790	07/08/2016	10/05/2016	(67,603)	(67,732)
	0.790	08/22/2016	10/06/2016	(15,880)	(15,895)

Total Reverse Repurchase Agreements					$(1,831,549)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate (1)	Borrowing Date	Maturity Date	Amount Borrowed (1)	Payable for Sale-Buyback Transactions (2)
GSC	0.960%	09/19/2016	10/19/2016	$(8,113)	$(8,121)
	0.960	09/20/2016	10/20/2016	(88,404)	(88,489)
	0.990	09/22/2016	10/21/2016	(1,050)	(1,051)
	1.230	09/30/2016	10/14/2016	(203,961)	(203,982)
TDM	0.620	08/05/2016	10/04/2016	(12,174)	(12,187)

Total Sale-Buyback Transactions					$(313,830)

(1)	The average amount of borrowings outstanding during the period ended September 30, 2016 was $(1,033,325) at a weighted average interest rate of 0.663%.
(2)	Payable for sale-buyback transactions includes $(121) of deferred price drop.

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae, TBA	5.500%	10/01/2046	$21,600	$(24,263)	$(24,345)
Freddie Mac, TBA	5.000	11/01/2046	1,000	(1,107)	(1,108)

Total Short Sales				$(25,370)	$(25,453)

36	PIMCO LOW DURATION FUND	See Accompanying Notes

(Unaudited)

September 30, 2016

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged as of September 30, 2016:

(h)	Securities with an aggregate market value of $2,159,854 have been pledged as collateral under the terms of the following master agreements as of September 30, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
BOS	$0	$(568,809)	$0	$(568,809)	$568,672	$(137)
BSN	0	(79,915)	0	(79,915)	80,029	114
DEU	0	(8,096)	0	(8,096)	8,107	11
GRE	0	(500,633)	0	(500,633)	500,479	(154)
IND	0	(193,424)	0	(193,424)	193,375	(49)
NOM	0	(52,099)	0	(52,099)	53,794	1,695
RDR	0	(158,383)	0	(158,383)	158,555	172
SCX	0	(270,190)	0	(270,190)	278,404	8,214

Master Securities Forward Transaction Agreement
GSC	0	0	(301,643)	(301,643)	301,410	(233)
TDM	0	0	(12,187)	(12,187)	12,212	25

Total Borrowings and Other Financing Transactions	$0	$(1,831,549)	$(313,830)

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(270,190)	$0	$0	$(270,190)
U.S. Government Agencies	0	(52,099)	0	0	(52,099)
U.S. Treasury Obligations	0	(1,482,182)	(27,078)	0	(1,509,260)

Total	$0	$(1,804,471)	$(27,078)	$0	$(1,831,549)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(313,830)	0	0	(313,830)

Total	$0	$(313,830)	$0	$0	$(313,830)

Total Borrowings	$0	$(2,118,301)	$(27,078)	$0	$(2,145,379)

Gross amount of recognized liabilities for reverse repurchase agreements and sale-buyback financing transactions					$(2,145,379)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	37

Schedule of Investments PIMCO Low Duration Fund (Cont.)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 5-Year Note December Futures	$113.000	11/25/2016	5,259	$45	$5
Put - CBOT U.S. Treasury 5-Year Note January Futures	108.000	12/23/2016	5,672	48	44
Put - CBOT U.S. Treasury 5-Year Note January Futures	111.500	12/23/2016	4,746	41	37

				$134	$86

Total Purchased Options				$134	$86

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2017	5,460	$739	$273	$0
90-Day Eurodollar December Futures	Short	12/2018	4,186	(6,337)	366	0
90-Day Eurodollar June Futures	Short	06/2018	2,921	(1,292)	183	0
90-Day Eurodollar March Futures	Short	03/2018	8,983	(480)	562	0
90-Day Eurodollar September Futures	Short	09/2017	2,060	692	77	0
90-Day Eurodollar September Futures	Short	09/2018	2,786	(453)	209	0
U.S. Treasury 2-Year Note December Futures	Long	12/2016	6,828	928	0	(640)
U.S. Treasury 5-Year Note December Futures	Long	12/2016	22,059	1,832	0	(4,653)
U.S. Treasury 10-Year Note December Futures	Long	12/2016	275	(112)	0	(116)
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Short	06/2018	4,940	(4,319)	240	0

Total Futures Contracts				$(8,802)	$1,910	$(5,409)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION (1)

Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2016 (2)	Notional Amount (3)	Market Value (4)	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Kinder Morgan, Inc.	1.000%	12/20/2021	1.700%	$100	$(4)	$0	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Unrealized Appreciation	Variation Margin
							Asset	Liability
CDX.IG-21 3-Year Index	1.000%	12/20/2016	$	160,300	$392	$47	$17	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of

38	PIMCO LOW DURATION FUND	See Accompanying Notes

(Unaudited)

September 30, 2016

cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	2.000%	12/16/2019	$	531,600	$(18,378)	$(6,609)	$426	$0
Receive	3-Month USD-LIBOR	2.000	12/16/2020		1,458,100	(60,629)	(65,257)	1,840	0
Receive	3-Month USD-LIBOR *	1.450	06/28/2021		345,400	(656)	(34)	347	0
Receive	3-Month USD-LIBOR *	1.500	12/21/2021		132,300	(1,772)	(169)	251	0
Receive	3-Month USD-LIBOR	2.250	06/15/2026		135,200	(10,873)	(10,337)	692	0
Receive	3-Month USD-LIBOR *	1.750	12/21/2026		43,430	(1,082)	153	235	0
Receive	3-Month USD-LIBOR	2.750	12/16/2045		34,975	(8,055)	(6,674)	639	0
Receive	3-Month USD-LIBOR	2.500	06/15/2046		20,400	(3,664)	(2,307)	383	0

						$(105,109)	$(91,234)	$4,813	$0

Total Swap Agreements						$(104,721)	$(91,187)	$4,830	$0

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2016:

(j)	Securities with an aggregate market value of $78,106 and cash of $6,027 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$86	$1,910	$4,830	$6,826	$0	$(5,409)	$0	$(5,409)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	39

Schedule of Investments PIMCO Low Duration Fund (Cont.)

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	11/2016	JPY	11,300	$	113	$2	$0
	11/2016	$	1,898	EUR	1,678	0	(9)
BOA	10/2016	DKK	307,270	$	45,926	0	(434)
	10/2016	JPY	5,290,000		51,633	0	(592)
	10/2016	$	68,767	DKK	456,818	157	0
	11/2016	CAD	32,925	$	25,121	17	0
	11/2016	KRW	25,229,457		22,733	36	(198)
	11/2016	TWD	696,316		21,814	0	(495)
	04/2017	DKK	1,112,872		169,653	537	(285)
BPS	10/2016	BRL	692,511		187,337	518	(26,120)
	10/2016	CNH	353,179		51,979	0	(949)
	10/2016	JPY	4,360,000		41,649	0	(1,395)
	10/2016	$	213,330	BRL	692,511	0	(390)
	10/2016		11,396	CNH	77,433	209	0
	11/2016		64,045	JPY	6,434,300	0	(488)
	12/2016	JPY	7,430,000	$	72,224	0	(1,229)
	12/2016	$	51,701	CNH	353,179	1,033	0
CBK	10/2016	BRL	162,117	$	48,823	26	(1,052)
	10/2016	JPY	6,370,000		60,839	0	(2,048)
	10/2016	MXN	128,206		7,061	462	0
	10/2016	$	3,224	AUD	4,299	66	0
	10/2016		49,782	BRL	162,117	67	0
	11/2016	EUR	110	$	124	0	0
	11/2016	JPY	5,300,000		52,722	384	0
	11/2016	$	1,605	CHF	1,558	3	0
	11/2016		1,592	EUR	1,425	12	0
	12/2016	JPY	22,540,000	$	221,277	0	(1,648)
	01/2017	BRL	2,412		726	4	0
DUB	10/2016		194,731		51,113	0	(8,765)
	10/2016	MXN	929,507		47,302	0	(547)
	10/2016	$	59,987	BRL	194,731	0	(110)
	10/2016		18,552	CNH	123,554	0	(52)
	11/2016	SGD	20,224	$	14,777	0	(56)
	11/2016	$	25,685	SGD	34,969	0	(36)
	12/2016		29,502	CNH	200,890	495	0
	04/2017	BRL	282,700	$	83,237	739	0
FBF	10/2016	DKK	100,230		15,056	0	(67)
	10/2016	$	200	RUB	12,834	3	0
	11/2016	KRW	10,466,592	$	9,505	7	0
	12/2016	RUB	12,834		198	0	(3)
GLM	10/2016	DKK	151,075		22,629	0	(164)
	10/2016	$	6,313	AUD	8,369	92	0
	10/2016		43,008	CNH	292,873	883	0
	11/2016	CAD	77,521	$	60,051	944	0
	11/2016	KRW	4,266,558		3,820	0	(52)
	11/2016	$	19,198	EUR	17,056	3	(6)
HUS	10/2016	MXN	173,086	$	8,729	0	(181)
	10/2016	$	191,354	DKK	1,271,260	450	0
	10/2016		114,882	GBP	88,208	0	(551)
	11/2016	GBP	88,208	$	114,939	540	0
	11/2016	KRW	4,019,041		3,656	9	0
	11/2016	SGD	169,370		126,200	1,972	0
	12/2016	CNH	186,890		28,127	224	0
	01/2017	$	19,084	DKK	126,895	147	0

40	PIMCO LOW DURATION FUND	See Accompanying Notes

(Unaudited)

September 30, 2016

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	10/2017	DKK	1,271,260	$	194,680	$0	$(618)
JPM	10/2016	AUD	11,530		8,796	0	(29)
	10/2016	BRL	443,800		127,331	86	(9,219)
	10/2016	CNH	380,244		58,159	1,175	0
	10/2016	DKK	473,910		71,777	274	0
	10/2016	GBP	109,275		143,209	1,572	0
	10/2016	JPY	5,040,000		48,218	0	(1,539)
	10/2016	MXN	210,818		10,686	0	(166)
	10/2016	$	120,389	BRL	443,800	16,193	(118)
	10/2016		27,596	CNH	187,930	567	0
	10/2016		16,588	GBP	12,717	0	(105)
	10/2016		5,150	MXN	98,429	0	(83)
	11/2016	EUR	122,275	$	135,978	0	(1,636)
	11/2016	JPY	10,661,400		105,673	649	(301)
	11/2016	KRW	14,145,906		12,580	0	(257)
	11/2016	TWD	253,287		8,004	0	(111)
	11/2016	$	84,673	CAD	110,179	12	(678)
	11/2016		48,573	JPY	4,945,527	278	0
	12/2016	JPY	2,050,000	$	20,245	0	(30)
	04/2017	BRL	463,400		136,054	824	0
	10/2017		240,900		68,132	855	0
	10/2017	DKK	135,690		20,797	0	(49)
MSB	10/2016	BRL	148,256		42,777	0	(2,810)
	10/2016	$	45,700	BRL	148,256	0	(113)
	11/2016	BRL	35,713	$	10,940	52	0
	12/2016	CNH	367,179		55,190	362	0
	01/2017	BRL	147,307		44,318	233	0
NAB	10/2016	AUD	13,537		10,321	0	(40)
	10/2016	$	9,511	AUD	12,399	0	(22)
	11/2016	AUD	12,399	$	9,504	21	0
NGF	04/2017	BRL	200		58	0	0
SCX	10/2016		163,200		50,274	92	0
	10/2016	RUB	12,834		195	0	(8)
	10/2016	$	49,105	BRL	163,200	1,077	0
	10/2016		7,397	CNH	49,428	11	0
	10/2016		11,083	GBP	8,350	0	(260)
	11/2016	MYR	52,410	$	12,869	182	0
	11/2016	THB	57,166		1,643	0	(6)
	04/2017	BRL	173,800		49,609	0	(1,110)
SOG	11/2016	KRW	188,562,120		169,479	0	(1,634)
	11/2016	SGD	13,517		9,981	66	0
	11/2016	$	6,869	EUR	6,047	0	(63)
TOR	10/2016	BRL	637,511	$	196,387	359	0
	10/2016	$	193,990	BRL	637,511	2,631	(593)
	01/2017	BRL	320,000	$	93,216	0	(2,550)
	04/2017		338,500		99,436	654	0
UAG	11/2016	JPY	22,330,000		223,195	2,590	0
	11/2016	KRW	8,252,438		7,492	3	0
	11/2016	$	985	INR	66,682	12	0
	11/2016		132,279	JPY	13,287,200	0	(1,029)
	11/2016		375	PHP	17,690	0	(9)
	12/2016	JPY	10,970,000	$	107,828	0	(705)
	04/2017	DKK	87,260		13,259	0	(24)

Total Forward Foreign Currency Contracts						$40,871	$(73,837)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	41

Schedule of Investments PIMCO Low Duration Fund (Cont.)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
CBK	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000%	12/21/2016	$	45,800	$407	$87
MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	12/13/2016		108,700	916	177
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	12/21/2016		223,400	1,945	423

								$3,268	$687

Total Purchased Options								$3,268	$687

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.770%	12/21/2016	$	91,600	$(409)	$(34)
MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.765	12/13/2016		217,400	(926)	(58)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.770	12/21/2016		446,800	(1,955)	(169)

								$(3,290)	$(261)

Total Written Options								$(3,290)	$(261)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2016:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		0		9,662		0		(2,285)		(7,377)		0
Notional Amount in $	$	943,300	$	1,233,300	$	(94,000)	$	(814,700)	$	(512,100)	$	755,800
Notional Amount in AUD	AUD	34,600	AUD	480,300	AUD	(21,000)	AUD	(398,400)	AUD	(95,500)	AUD	0
Notional Amount in EUR	EUR	306,400	EUR	64,500	EUR	(172,500)	EUR	(98,600)	EUR	(99,800)	EUR	0
Premiums	$	(7,427)	$	(11,417)	$	4,049	$	6,762	$	4,743	$	(3,290)

42	PIMCO LOW DURATION FUND	See Accompanying Notes

(Unaudited)

September 30, 2016

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2016 (2)	Notional Amount (3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	BP Capital Markets America, Inc.	1.000%	12/20/2019	0.523%	EUR	12,200	$186	$31	$217	$0
BRC	Berkshire Hathaway, Inc.	1.000	12/20/2023	1.179	$	10,000	(238)	122	0	(116)
	Mexico Government International Bond	1.000	03/20/2018	0.617		15,000	(8)	93	85	0
CBK	BP Capital Markets America, Inc.	1.000	12/20/2019	0.523	EUR	23,000	330	79	409	0
	Brazil Government International Bond	1.000	03/20/2017	0.571	$	16,500	(51)	91	40	0
	Credit Suisse Group Finance	1.000	06/20/2017	0.774	EUR	5,100	15	(3)	12	0
	Mexico Government International Bond	1.000	12/20/2018	0.777	$	18,900	(9)	103	94	0
DUB	Brazil Government International Bond	1.000	03/20/2017	0.571		20,600	(61)	112	51	0
	MetLife, Inc.	1.000	03/20/2019	0.524		34,100	267	142	409	0
FBF	BP Capital Markets America, Inc.	1.000	12/20/2019	0.523	EUR	9,700	134	39	173	0
	Prudential Financial, Inc.	1.000	09/20/2019	0.579	$	31,600	398	3	401	0
GST	BP Capital Markets America, Inc.	1.000	12/20/2019	0.517	EUR	10,000	143	35	178	0
	Prudential Financial, Inc.	1.000	09/20/2019	0.581	$	9,400	120	(1)	119	0
JPM	BP Capital Markets America, Inc.	1.000	12/20/2019	0.523	EUR	11,200	171	28	199	0
	Prudential Financial, Inc.	1.000	09/20/2019	0.579	$	38,000	484	(1)	483	0
	PSEG Power LLC	1.000	12/20/2018	0.723		24,200	63	93	156	0
	Volkswagen International Finance NV	1.000	12/20/2018	0.536	EUR	8,700	(373)	478	105	0
MYC	BP Capital Markets America, Inc.	1.000	12/20/2019	0.523		3,000	47	6	53	0
	Mexico Government International Bond	1.000	12/20/2018	0.777	$	8,600	(8)	51	43	0

							$1,610	$1,501	$3,227	$(116)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	43

Schedule of Investments PIMCO Low Duration Fund (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (3)		Premiums Paid/ (Received)	Unrealized Appreciation	Swap Agreements, at Value (4)
								Asset	Liability
GST	CDX.IG-9 10-Year Index 30-100%	0.548%	12/20/2017	$	4,437	$0	$29	$29	$0
JPM	CDX.IG-9 10-Year Index 30-100%	0.553	12/20/2017		9,548	0	63	63	0
MYC	CMBX.NA.AAA.3 Index	0.080	12/13/2049		18,331	(126)	105	0	(21)

						$(126)	$197	$92	$(21)

Total Swap Agreements						$1,484	$1,698	$3,319	$(137)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2016:

(l)	Securities with an aggregate market value of $46,944 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Deriva tives	Collateral Pledged/ (Received)	Net Exposure (5)
AZD	$2	$0	$0	$2	$(9)	$0	$0	$(9)	$(7)	$0	$(7)
BOA	747	0	0	747	(2,004)	0	0	(2,004)	(1,257)	1,006	(251)
BPS	1,760	0	217	1,977	(30,571)	0	0	(30,571)	(28,594)	30,585	1,991
BRC	0	0	85	85	0	0	(116)	(116)	(31)	0	(31)
CBK	1,024	87	555	1,666	(4,748)	(34)	0	(4,782)	(3,116)	2,394	(722)
DUB	1,234	0	460	1,694	(9,566)	0	0	(9,566)	(7,872)	7,860	(12)
FBF	10	0	574	584	(70)	0	0	(70)	514	(503)	11
GLM	1,922	0	0	1,922	(222)	0	0	(222)	1,700	(1,850)	(150)
GST	0	0	326	326	0	0	0	0	326	(400)	(74)

44	PIMCO LOW DURATION FUND	See Accompanying Notes

(Unaudited)

September 30, 2016

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Deriva tives	Collateral Pledged/ (Received)	Net Exposure (5)
HUS	$3,342	$0	$0	$3,342	$(1,350)	$0	$0	$(1,350)	$1,992	$(1,919)	$73
JPM	22,485	0	1,006	23,491	(14,321)	0	0	(14,321)	9,170	(7,989)	1,181
MSB	647	0	0	647	(2,923)	0	0	(2,923)	(2,276)	2,745	469
MYC	0	600	96	696	0	(227)	(21)	(248)	448	(445)	3
NAB	21	0	0	21	(62)	0	0	(62)	(41)	0	(41)
SCX	1,362	0	0	1,362	(1,384)	0	0	(1,384)	(22)	(700)	(722)
SOG	66	0	0	66	(1,697)	0	0	(1,697)	(1,631)	2,302	671
TOR	3,644	0	0	3,644	(3,143)	0	0	(3,143)	501	0	501
UAG	2,605	0	0	2,605	(1,767)	0	0	(1,767)	838	(310)	528

Total Over the Counter	$40,871	$687	$3,319	$44,877	$(73,837)	$(261)	$(137)	$(74,235)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$86	$86
Futures	0	0	0	0	1,910	1,910
Swap Agreements	0	17	0	0	4,813	4,830

	$0	$17	$0	$0	$6,809	$6,826

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$40,871	$0	$40,871
Purchased Options	0	0	0	0	687	687
Swap Agreements	0	3,319	0	0	0	3,319

	$0	$3,319	$0	$40,871	$687	$44,877

	$0	$3,336	$0	$40,871	$7,496	$51,703

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$5,409	$5,409

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$73,837	$0	$73,837
Written Options	0	0	0	0	261	261
Swap Agreements	0	137	0	0	0	137

	$0	$137	$0	$73,837	$261	$74,235

	$0	$137	$0	$73,837	$5,670	$79,644

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	45

Schedule of Investments PIMCO Low Duration Fund (Cont.)

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(22)	$(22)
Written Options	0	0	0	0	925	925
Futures	0	0	0	0	3,314	3,314
Swap Agreements	0	(209)	0	0	(34,376)	(34,585)

	$0	$(209)	$0	$0	$(30,159)	$(30,368)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$205,880	$0	$205,880
Purchased Options	0	0	0	0	(1,795)	(1,795)
Written Options	0	0	0	7,490	431	7,921
Swap Agreements	0	751	0	0	113	864

	$0	$751	$0	$213,370	$(1,251)	$212,870

	$0	$542	$0	$213,370	$(31,410)	$182,502

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(47)	$(47)
Futures	0	0	0	0	(2,630)	(2,630)
Swap Agreements	0	488	0	0	(94)	394

	$0	$488	$0	$0	$(2,771)	$(2,283)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(200,897)	$0	$(200,897)
Purchased Options	0	0	0	0	(1,039)	(1,039)
Written Options	0	0	0	2,451	2,954	5,405
Swap Agreements	0	3,420	0	0	(243)	3,177

	$0	$3,420	$0	$(198,446)	$1,672	$(193,354)

	$0	$3,908	$0	$(198,446)	$(1,099)	$(195,637)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Investments in Securities, at Value
Bank Loan Obligations	$0	$1,341	$0	$1,341
Corporate Bonds & Notes
Banking & Finance	0	2,928,820	30,186	2,959,006
Industrials	0	1,325,284	1,708	1,326,992
Utilities	0	445,905	0	445,905
Municipal Bonds & Notes
California	0	1,510	0	1,510
Texas	0	3,270	0	3,270
U.S. Government Agencies	0	3,937,081	37	3,937,118

46	PIMCO LOW DURATION FUND	See Accompanying Notes

(Unaudited)

September 30, 2016

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
U.S. Treasury Obligations	$0	$2,666,304	$0	$2,666,304
Non-Agency Mortgage-Backed Securities	0	921,348	6	921,354
Asset-Backed Securities	0	963,192	0	963,192
Sovereign Issues	0	633,590	0	633,590
Preferred Securities
Banking & Finance	9,321	0	0	9,321
Short-Term Instruments
Certificates of Deposit	0	86,809	0	86,809
Commercial Paper	0	241,707	0	241,707
Short-Term Notes	0	2,000	0	2,000
Japan Treasury Bills	0	951,714	0	951,714
U.S. Treasury Bills	0	4,363	0	4,363
	$9,321	$15,114,238	$31,937	$15,155,496

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$35,489	$0	$0	$35,489

Total Investments	$44,810	$15,114,238	$31,937	$15,190,985

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(25,453)	$0	$(25,453)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,910	4,916	0	6,826
Over the counter	0	44,877	0	44,877
	$1,910	$49,793	$0	$51,703

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(5,409)	0	0	(5,409)
Over the counter	0	(74,235)	0	(74,235)
	$(5,409)	$(74,235)	$0	$(79,644)

Totals	$41,311	$15,064,343	$31,937	$15,137,591

There were no significant transfers between Levels 1, 2, or 3 during the period ended September 30, 2016.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	47

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A, Class C and Class R shares of the PIMCO Low Duration Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled within a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies are recorded as dividend income. Long-term capital gain distributions received from registered investment companies are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

48	PIMCO LOW DURATION FUND

(Unaudited)

September 30, 2016

(b) Cash and Foreign Currency  The functional and reporting currency for the Fund is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of transactions that may cause character differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	49

Notes to Financial Statements (Cont.)

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. The ASU did not have an impact on the Fund’s financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class. On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time its NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

50	PIMCO LOW DURATION FUND

(Unaudited)

September 30, 2016

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non- U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange- traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	51

Notes to Financial Statements (Cont.)

include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

52	PIMCO LOW DURATION FUND

(Unaudited)

September 30, 2016

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	53

Notes to Financial Statements (Cont.)

observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.

54	PIMCO LOW DURATION FUND

(Unaudited)

September 30, 2016

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value   When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short-Term Floating NAV Portfolio III (“Central Fund”) to the extent permitted by the Act and rules thereunder. The Central Fund is a registered investment company created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Fund are money market and short maturity fixed income instruments. The Central Fund may incur expenses related to its investment activities, but does not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Fund is considered to be affiliated with the Fund. The table below shows the Fund’s transactions in and earnings from investments in the affiliated Fund for the period ended September 30, 2016 (amounts in thousands†):

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	55

Notes to Financial Statements (Cont.)

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$106,684	$3,456,878	$(3,528,200)	$145	$(18)	$35,489	$578	$0
†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(d) in the Notes to Financial Statements for more information.

(b) Investments in Securities

Delayed-Delivery Transactions  The Fund may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Loan Participations, Assignments and Originations  The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole

56	PIMCO LOW DURATION FUND

(Unaudited)

September 30, 2016

loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of September 30, 2016, the Fund had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Fund may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	57

Notes to Financial Statements (Cont.)

unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Restricted Securities  The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities may generally be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities held by the Fund at September 30, 2016 are disclosed in the Notes to Schedule of Investments.

U.S. Government Agencies or Government-Sponsored Enterprises  The Fund may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the

58	PIMCO LOW DURATION FUND

(Unaudited)

September 30, 2016

Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The Fund may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a To Be Announced (“TBA”) security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Reverse Repurchase Agreements  The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	59

Notes to Financial Statements (Cont.)

(b) Sale-Buybacks  The Fund may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(c) Short Sales  The Fund may enter into short sales transactions. A short sale is a transaction in which the Fund sells securities it may not own in anticipation of a decline in the fair value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Fund is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  The Fund may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized

60	PIMCO LOW DURATION FUND

(Unaudited)

September 30, 2016

gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Fund may enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Fund may write or purchase options to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	61

Notes to Financial Statements (Cont.)

premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Foreign Currency Options  The Fund may write or purchase foreign currency options. Purchasing foreign currency options gives the Fund the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate Swaptions  The Fund may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  The Fund may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

(d) Swap Agreements  The Fund may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked

62	PIMCO LOW DURATION FUND

(Unaudited)

September 30, 2016

to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying the Fund’s investment policies and restrictions, swap agreements are generally valued by the Fund at market value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Agreements The Fund may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	63

Notes to Financial Statements (Cont.)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under

64	PIMCO LOW DURATION FUND

(Unaudited)

September 30, 2016

the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Fund may be subject to, please see the Important Information About the Fund.

Market Risks  The Fund’s investments in financial derivative instruments and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign (non U.S.) currency, equity and commodity risks.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	65

Notes to Financial Statements (Cont.)

Interest rate risk is the risk that fixed income securities and other instruments held by the Fund will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Fund may lose money if these changes are not anticipated by the Fund’s management. The Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). At present, the U.S. and many parts of the world, including certain European countries, are at or near historically low interest rates. The Fund may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Fund to lose value. If the Fund lost enough value, the Fund could face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Fund. Also, the Fund may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Fund in the same manner as a high volume of redemption requests. Large shareholder transactions may impact the Fund’s liquidity and net asset value. Such transactions may also increase the Fund’s transaction costs or otherwise cause the Fund to perform differently than intended. Moreover, the Fund is subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder.

If the Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the Fund’s returns.

66	PIMCO LOW DURATION FUND

(Unaudited)

September 30, 2016

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the creditworthiness of the Fund’s clearing broker, or the clearinghouse itself, rather than to a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Fund. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Fund through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Fund exceed a predetermined threshold, such counterparty shall advance collateral to the Fund in the form of cash or securities equal in value to the unpaid amount owed to the Fund. The Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	67

Notes to Financial Statements (Cont.)

Master Netting Arrangements  The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

68	PIMCO LOW DURATION FUND

(Unaudited)

September 30, 2016

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	69

Notes to Financial Statements (Cont.)

The Supervisory and Administrative Fees for all classes, as applicable, are charged at an annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Supervisory and Administrative Fee
Institutional Class	0.21%
Class P	0.31%
Administrative Class	0.21%
Class D	0.25%
Class A	0.30%
Class C	0.30%
Class R	0.30%

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of the Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, the Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

70	PIMCO LOW DURATION FUND

(Unaudited)

September 30, 2016

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A	—	0.25%
Class C	0.30%	0.25%
Class R	0.25%	0.25%

	Distribution and/or Servicing Fee
Administrative Class and Class D	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund. For the period ended September 30, 2016, the Distributor retained $3,410,859 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $145,000, plus $15,000 for each Board meeting attended in person, $750 ($2,000 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000, the valuation oversight committee lead receives an additional annual retainer of $8,500 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional annual retainer of $4,250) and the governance committee chair receives an additional annual retainer of $2,250. The Lead Independent Trustee receives an annual retainer of $13,000.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets except PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	71

Notes to Financial Statements (Cont.)

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended September 30, 2016, the Fund engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands):

Purchases	Sales
$26,852	$272,716

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2016, were as follows (amounts in thousands):

US Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$21,737,794	$19,703,986	$764,875	$2,079,287

72	PIMCO LOW DURATION FUND

(Unaudited)

September 30, 2016

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	PIMCO Low Duration Fund
	Six Months Ended 09/30/2016 (Unaudited)		Year Ended 03/31/2016
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	348,085	$3,436,956	1,080,720	$10,720,215
Class P	11,075	109,295	22,811	226,489
Administrative Class	2,789	27,533	5,722	56,761
Class D	4,997	49,341	16,696	165,477
Class A	10,974	108,363	21,534	213,757
Class C	1,356	13,385	7,155	70,923
Class R	2,102	20,754	3,961	39,267

Issued as reinvestment of distributions
Institutional Class	6,624	65,440	18,037	179,380
Class P	678	6,699	1,958	19,480
Administrative Class	160	1,579	499	4,964
Class D	752	7,427	2,168	21,565
Class A	838	8,276	2,466	24,536
Class C	312	3,084	898	8,931
Class R	72	712	191	1,897

Cost of shares redeemed
Institutional Class	(385,315)	(3,804,838)	(1,240,781)	(12,294,173)
Class P	(19,525)	(192,749)	(52,691)	(523,361)
Administrative Class	(5,969)	(58,944)	(18,037)	(179,314)
Class D	(12,557)	(123,971)	(42,846)	(425,138)
Class A	(22,039)	(217,589)	(63,325)	(629,439)
Class C	(7,089)	(69,983)	(19,128)	(190,088)
Class R	(2,198)	(21,701)	(5,337)	(52,939)
Net increase (decrease) resulting from Fund share transactions	(63,878)	$(630,931)	(257,329)	$(2,540,810)

13. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a non-public investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	73

Notes to Financial Statements (Cont.)

(Unaudited)

September 30, 2016

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with the opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Fund or on PIMCO’s ability to provide investment management services to any Fund.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of September 30, 2016, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the fiscal years ending in 2013-2015, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2016, the Fund had the following post-effective capital losses with no expiration (amounts in thousands):

Short-Term	Long-Term
$110,871	$128,708

As of September 30, 2016, the aggregate cost and the net unrealized appreciation (depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
$15,153,099	$131,815	$(93,929)	$37,886
(1)	Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

74	PIMCO LOW DURATION FUND

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	HUS	HSBC Bank USA N.A.
BOA	Bank of America N.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.
BOS	Banc of America Securities LLC	JPM	JPMorgan Chase Bank N.A.
BPS	BNP Paribas S.A.	MSB	Morgan Stanley Bank, N.A
BRC	Barclays Bank PLC	MYC	Morgan Stanley Capital Services, Inc.
BSN	Bank of Nova Scotia	NAB	National Australia Bank Ltd.
CBK	Citibank N.A.	NGF	Nomura Global Financial Products, Inc.
DEU	Deutsche Bank Securities, Inc.	NOM	Nomura Securities International, Inc.
DUB	Deutsche Bank AG	RDR	RBC Capital Markets
FBF	Credit Suisse International	SCX	Standard Chartered Bank
GLM	Goldman Sachs Bank USA	SOG	Societe Generale
GRE	RBS Securities, Inc.	TDM	TD Securities (USA) LLC
GSC	Goldman Sachs & Co.	TOR	Toronto Dominion Bank
GST	Goldman Sachs International	UAG	UBS AG Stamford

Currency Abbreviations:
AUD	Australian Dollar	KRW	South Korean Won
BRL	Brazilian Real	MXN	Mexican Peso
CAD	Canadian Dollar	MYR	Malaysian Ringgit
CHF	Swiss Franc	PHP	Philippine Peso
CNH	Chinese Renminbi (Offshore)	RUB	Russian Ruble
DKK	Danish Krone	SGD	Singapore Dollar
EUR	Euro	THB	Thai Baht
GBP	British Pound	TWD	Taiwanese Dollar
INR	Indian Rupee	USD (or $)	United States Dollar
JPY	Japanese Yen

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:
CDX.IG	Credit Derivatives Index - Investment Grade	CPI	Consumer Price Index
CMBX	Commercial Mortgage-Backed Index

Other Abbreviations:
ABS	Asset-Backed Security	FDIC	Federal Deposit Insurance Corp.
ALT	Alternate Loan Trust	LIBOR	London Interbank Offered Rate
CDO	Collateralized Debt Obligation	REMIC	Real Estate Mortgage Investment Conduit
CLO	Collateralized Loan Obligation

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	75

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement and Amended and Restated Sub-Advisory Agreement

At a meeting held on August 15-16, 2016, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2017. The Board also considered and unanimously approved the renewal of the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement” and together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2017. In addition, the Board considered and unanimously approved the renewal of the: (i) Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); and (ii) Amended and Restated Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between PIMCO, on behalf of PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE Fundamental PLUS EMG Fund, PIMCO RAE Fundamental PLUS Fund, PIMCO RAE Fundamental PLUS International Fund, PIMCO RAE Fundamental PLUS Small Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund, PIMCO RAE Worldwide Fundamental Advantage PLUS Fund and PIMCO RAE Worldwide Long/Short PLUS Fund, each a series of the Trust, and Research Affiliates, each for an additional one-year term through August 31, 2017.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Funds, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds, and information about the

76	PIMCO LOW DURATION FUND

(Unaudited)

fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance information and fee and expense data. The Board received presentations on matters related to the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 15-16, 2016 meeting. The Independent Trustees also conducted a telephonic meeting with counsel to the Trust and the Independent Trustees in advance of the August 15-16, 2016 meeting to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement. In addition, the Independent Trustees requested and received additional information from PIMCO including, but not limited to, information related to profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to investing in information technology and infrastructure supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract, retain and

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	77

Approval of Investment Advisory Contract and Other Agreements (Cont.)

promote qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Funds.

The Trustees considered information they had received about the steps that PIMCO has taken with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the Counterparty Risk Committee, which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees also considered that PIMCO has continued to strengthen the process it uses to assess the financial stability of counterparties with which the Funds do business, to manage collateral and to protect the Funds from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2015, including, but not limited to: continuing enhancement of analytics and technology systems; enhancing data processing and security and development tools and applications; continuing investment in its enterprise risk management function, including PIMCO’s cybersecurity program; building specialized talent in the PIMCO Global Advisory Board and continuing to hire new portfolio managers; continuing to expand the Funds Business Group global operating model; developing a website monitoring application to ensure accurate data content; engaging a third-party to perform an independent assessment of the application utilized for income servicing and enhancing the application to provide portfolio managers with more timely and high quality quarterly reporting; establishing a Fund Treasurer’s Office to provide, among other things, guidance with respect to industry and regulatory initiatives; advancing technology developers in global tax management application; conducting an end-to-end review of State Street IMS, custodian and pricing vendor connectivity in connection with the pricing function; continuing development of Pricing Portal to improve identification and feedback to vendors regarding valuations; continuing extensive pricing vendor due diligence; and partnering with Boston Financial Data Services, Inc. to establish secondary call center and other call center enhancements. The Trustees also considered the Funds’ outflows over recent periods, including whether the decline in the Funds’ assets and the reduction in PIMCO’s total assets under management materially impacted the service quality or resources available to the Funds. The Trustees concluded that there has been no adverse impact to service quality or resource available to the Funds.

78	PIMCO LOW DURATION FUND

(Unaudited)

Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund and the sub-advisory services provided by Research Affiliates to the PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE Fundamental PLUS EMG Fund, PIMCO RAE Fundamental PLUS Fund, PIMCO RAE Fundamental PLUS International Fund, PIMCO RAE Fundamental PLUS Small Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund, PIMCO RAE Worldwide Fundamental Advantage PLUS Fund and PIMCO RAE Worldwide Long/Short PLUS Fund. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and, in particular, the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement and Sub-Advisory Agreement are likely to continue to benefit the Funds and their shareholders, as applicable.

(b) Other Services: The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended May 31, 2016 and other performance data, as available, over short- and long-term periods ended June 30, 2016 (the “PIMCO Report”) and from Lipper concerning the Funds’ performance, as available, over short- and long-term periods ended May 31, 2016 (the “Lipper Report”).

The Board considered information regarding both the short- and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	79

Approval of Investment Advisory Contract and Other Agreements (Cont.)

Lipper Report, which were provided in advance of the August 15-16, 2016 meeting. The Trustees noted that a majority of the Funds outperformed their respective Lipper medians over the three-, five- and ten-year periods ended June 30, 2016. The Board also noted that, as of June 30, 2016, the Institutional Class of 60%, 63% and 99% of the Funds’ assets (based on Institutional Class performance) outperformed their relative Lipper category median on a net-of-fees basis over the three-, five- and ten-year periods, respectively. In addition, the Board noted that the PIMCO Total Return Fund outperformed its benchmark for three-year periods as measured by monthly performance. The Trustees considered that other classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Funds may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: separate funds based upon maturity or duration; account for the applicable Funds’ hedging strategies; distinguish between enhanced index and actively managed equity strategies; include as many subsets as the Funds offer (i.e., Funds may be placed in a “catch-all” Lipper category to which they do not properly belong); or account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Funds and their so-called peers may not be particularly relevant to the consideration of Fund performance but found the comparative information supported its overall evaluation.

The Trustees noted that a majority of the Funds outperformed their respective benchmark indexes over the five- and ten-year periods ended June 30, 2016. The Board also noted that, as of June 30, 2016, 46%, 53% and 88% of the Funds’ assets (based on Institutional Class performance) outperformed their relative benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board considered that, according to Lipper, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net-of-fees basis over certain short- and long-term periods. The Board discussed with PIMCO the reasons for the underperformance of these Funds over short- and long-term periods. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward. In addition, the Board considered PIMCO’s proposal to reduce the supervisory and administrative fees for certain share classes for the PIMCO All Asset Fund, PIMCO CommoditiesPLUS® Strategy Fund, PIMCO Emerging Local Bond Fund, PIMCO Global Multi-Asset Fund, PIMCO Long-Term U.S. Government Fund and the PIMCO RealPath™ Funds effective October 1, 2016, and that PIMCO is continuing fee waivers for certain Funds.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the management of a number of factors, including: varying maturities; prepayments; collateral management; counterparty management; pay-downs; credit and corporate events; workouts; derivatives; net new issuance in the bond market and extensive research for new issuances; and decreased market maker inventory levels. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages, including the Funds. Despite these challenges, the Board noted PIMCO’s ability

80	PIMCO LOW DURATION FUND

(Unaudited)

to generate “alpha” (i.e., non-market correlated excess performance) for its clients over time, including the Trust.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds to scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Fund returns to current and potential investors. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors. The Board considered that fund pricing generally is not driven by comparison to passively-managed products. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers reductions where appropriate, and noted in particular, the proposed reduction in supervisory and administrative fees for certain share classes for the PIMCO All Asset Fund, PIMCO CommoditiesPLUS® Strategy Fund, PIMCO Emerging Local Bond Fund, PIMCO Global Multi-Asset Fund, PIMCO Long-Term U.S. Government Fund and the PIMCO RealPath™ Funds effective October 1, 2016.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. In addition, the Board noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Funds in their respective wholly-owned subsidiaries.

The Board also reviewed data comparing the Funds’ advisory fees to the standard and negotiated fee rates PIMCO charges to separate accounts and sub-advised clients with similar investment strategies. The Board noted that advisory fees for most Funds were similar to the fee rates charged to separate account strategies with the same investment strategies as the Funds. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, the manner in which similar portfolios may be

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	81

Approval of Investment Advisory Contract and Other Agreements (Cont.)

managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor. In considering the fees paid by the Funds, the Board noted that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board also considered that as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels even if the Funds’ operating costs rise when assets remain flat or decrease. The Board considered that the Funds’ unified fee structure meant that fees were not impacted by recent outflows in certain Funds, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs are passed through to a smaller asset base. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Funds and classes. The Board noted that, with few exceptions, PIMCO has generally maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO those Funds and/or classes of

82	PIMCO LOW DURATION FUND

(Unaudited)

Funds that had above median total expenses. The Board noted that several Funds launched in recent years have been unique products that have few peers, if any, and cannot easily be grouped with comparable funds. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by Lipper, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Fund, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole, as well as the resulting level of profits to PIMCO, noting that those results were lower than the prior year due to declines in PIMCO’s revenue as a result of recent outflows and slower declines in PIMCO’s expenses. To the extent applicable, the Board also reviewed information regarding the portion of a Fund’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Fund. Additionally, the Board noted that profit margins with respect to the Funds were within the ranges of publicly held investment management companies reported by Lipper and Strategic Insight (an independent provider of fund industry research). The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, information security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Funds and their shareholders in a number of ways, including through the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. The Board reviewed the history of the Funds’ fee structure, noting that the unified fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Fund at specified levels for a period of time to make the Funds attractive to an institutional shareholder base. The Board noted that additional Funds and share classes have been launched on that institutional platform, which has meant that many of the Funds have traditionally had lower fees than many competitors. In considering the advisory fees paid by the Funds, the Board also noted that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception,

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	83

Approval of Investment Advisory Contract and Other Agreements (Cont.)

had been held steady at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed unified fees even if the particular Fund’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees noted, for example, that the Total Return Fund, which experienced significant outflows in 2014 and 2015, could have seen increases in effective fee rates and total expense ratios if its fee schedule had featured breakpoints or if it did not have a unified fee structure. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and each of the Funds, to the benefit of their respective shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO and Research Affiliates supported the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received

84	PIMCO LOW DURATION FUND

(Unaudited)

reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements, and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement and the Sub-Advisory Agreement, and that the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement was in the best interests of the Funds and their shareholders.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	85

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF4014SAR_093016

PIMCO Funds

Semiannual Report

September 30, 2016

PIMCO Real Return Fund

Share Classes

■	Institutional
■	P
■	Administrative
■	D
■	A
■	C
■	R

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

On the following pages of this PIMCO Funds Semiannual Report, which covers the six-month reporting period ended September 30, 2016, please find specific details regarding investment performance and a discussion of factors that most affected performance over the reporting period.

PIMCO announced on July 19, 2016 that the firm’s Managing Directors have selected Emmanuel (Manny) Roman as PIMCO’s next Chief Executive Officer effective November 1, 2016, and PIMCO’s former CEO Douglas Hodge assumed a new role as Managing Director and Senior Advisor effective on the same date.

The announcement of Mr. Roman as PIMCO’s CEO was the culmination of a process undertaken by the firm to hire a senior executive who would add leadership and strategic insights combined with a deep appreciation of PIMCO’s diversified global businesses, investment process and focus on superior investment performance and client-service. Mr. Roman’s appointment has the full support of the firm’s leadership including Mr. Hodge, PIMCO’s President Jay Jacobs, the firm’s Executive Committee and its Managing Directors. Mr. Roman has nearly 30 years of experience in the investment industry, with expertise in fixed income and proven executive leadership, most recently as CEO of Man Group PLC, one of the world’s largest publicly-traded alternative asset managers and a leader in liquid, high-alpha investment strategies.

Financial market highlights of the six-month reporting period include:

■

The unexpected outcome of the U.K. referendum in June 2016 dominated headlines and market movements during the first half of the reporting period. Departing from the trend prevalent for the first two months of the period, volatility rose in June as sovereign yields rallied significantly while risk assets generally underperformed. Still, the fundamental backdrop remained mostly intact and expectations for further central bank easing helped anchor risk appetite. Steadier commodity prices and fiscal stimulus in China helped bolster market sentiment, even as central banks remained on hold ahead of the Brexit referendum. Softer-than-expected employment data in the U.S. pushed market expectations for the next Federal Reserve (“Fed’) interest rate hike further out into the future.

■

During the second half of the reporting period, markets generally shook off the surprising result of the Brexit referendum, along with a host of political developments including new leadership in the U.K. and Brazil, a coup attempt in Turkey, and an increasingly acrimonious presidential race in the U.S. In this environment, volatility generally remained low and risk assets rallied. Central banks featured prominently in the headlines as monetary policy concerns (in particular, the longevity of central bank support) lingered beneath the seemingly benign market environment. The Bank of Japan’s “comprehensive review,” inaction by the European Central Bank (“ECB”), and the Fed’s solidifying path towards a potential interest rate increase in December 2016 all contributed to sovereign yields generally rising during this period. Still, equities moved higher (U.S. stock indices set record highs), credit spreads tightened, and emerging market assets continued to gain.

2	PIMCO REAL RETURN FUND

■

U.S. Treasury yields between 1-month through 3-years generally rose, but 2-year yields were flat. The rise in Libor and the potential for a year-end interest rate increase by the Fed caused shorter-term U.S. Treasury yields to rise over the reporting period. In contrast, the growth of negative yielding sovereign and corporate debt in certain global regions and investor fears of slowing global growth led to a flight-to-quality in intermediate- to long-term U.S. Treasuries, where yields generally declined. The yield on the benchmark ten-year U.S. Treasury note was 1.60% at the end of the reporting period, compared with 1.78% on March 31, 2016 (the end of the previous reporting period). U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned 1.81% over the reporting period. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned 2.68% over the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Bloomberg Barclays U.S. TIPS Index, returned 2.69% over the reporting period. Real interest rates generally declined over the reporting period on risk-off sentiment surrounding the U.K. referendum. Breakeven inflation dropped in the first part of the period as demand for nominal U.S. Treasuries outpaced that of U.S. TIPS, but meaningfully recovered in the last half of the period due to the rally in oil and stronger inflation prints.

■

Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, returned 8.42% over the reporting period. The rebound in commodities was led by the energy sector, which saw choppy price movements for most of the first half of the period before rebounding in the second half of the period on the back of OPEC talks of a potential production cut at their November 2016 meeting and constructive inventory data. Agriculture commodities were mixed over the period, while precious metals posted positive returns on flight-to-quality demand amidst uncertainty surrounding Brexit.

■

Agency mortgage-backed securities (“MBS”), as represented by the Bloomberg Barclays U.S. MBS Fixed Rate Index, returned 1.72% over the reporting period. Agency MBS modestly outperformed like-duration U.S. Treasuries despite heavy issuance, amid continued Fed reinvestment activity and strong demand from banks and overseas investors. Non-Agency MBS returns were also positive amid limited new supply, a recovering residential real estate market and favorable representation and warranty settlement developments.

■

The U.S. investment grade credit market, as represented by the Bloomberg Barclays U.S. Credit Index, returned 4.76% over the reporting period. Investment grade credit spreads tightened during the period given continued accommodative monetary policy action from global central banks and a positive technical backdrop. The high yield bond market, as represented by the BofA Merrill Lynch U.S. High Yield Index, returned 11.69% over the reporting period, due to the strong recovery experienced by commodity companies and triple-C credits.

■

Tax-exempt municipal bonds, as represented by the Bloomberg Barclays Municipal Bond Index, returned 2.30% over the reporting period. Positive returns were supported by persistent demand for tax-exempt income, as flows

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	3

Chairman’s Letter (Cont.)

into municipal bond mutual funds helped absorb elevated new issue volume. Credit spreads tightened and the high yield municipal bond segment outperformed, driven by a rally in both tobacco and Puerto Rico domiciled securities. Puerto Rico’s relief rally was attributed to U.S. Congress passing legislation that appointed a federal oversight board and which may provide a framework for the restructuring of the island’s $70 billion debt complex.

■

Emerging market (“EM”) debt sectors were lifted by a combination of global drivers, including improving economic fundamentals, a growing appetite for risk assets and strong inflows into the asset class. Despite headwinds from the slowdown in China’s economy, returns were buoyed by the Fed’s slower tightening cycle and stable global commodity prices. In addition, political developments added a layer of idiosyncratic drivers to returns. EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 9.34% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 5.46% over the reporting period.

■

Global equities, including developed market and emerging market, generally posted positive returns as a result of renewed investor risk appetite and supportive global central bank policies. U.S. equities, as represented by the S&P 500 Index, returned 6.40% over the reporting period. Global equities, as represented by the MSCI World Index, returned 5.92% over the reporting period. EM equities, as measured by the MSCI Emerging Markets Index, returned 9.75% over the reporting period.

Thank you for the assets you have placed with us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Funds November 22, 2016

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO REAL RETURN FUND

Important Information About the PIMCO Real Return Fund

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

If the Fund estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. To determine the sources of the Fund’s distributions, the Fund references its accounting records at the time the distribution is paid. If, based on such accounting records, a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally will not be issued. It is important to note that differences exist between the Fund’s accounting entries maintained on a day-to-day basis, the Fund’s financial statements presented in accordance with U.S. GAAP, and accounting practices under income tax regulations. Examples of such differences may include the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. The Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders each January.

The Fund may be subject to various risks as described in the Fund’s prospectus. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	5

Important Information About the PIMCO Real Return Fund (Cont.)

asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, management risk, and short sale risk. A complete description of these and other risks is contained in the Fund’s prospectus.

The Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk, leverage risk and the risk that the Fund may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to the Fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Fund. Certain derivative transactions may have a leveraging effect on the Fund. For example, a small investment in a derivative instrument may have a significant impact on the Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Fund. The Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. The Fund may invest a significant portion of its assets in these types of instruments. If it does, the Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that the Fund will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred

6	PIMCO REAL RETURN FUND

Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first (i) 18 months after purchase for purchases made prior to August 10, 2015 and (ii) 12 months after purchase for purchases made on or after August 10, 2015. The Cumulative Returns chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, Class P and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C and Class D shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against a broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. The benchmark index and Lipper Average do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class C	Class R	Diversification Status
PIMCO Real Return Fund	01/29/97	01/29/97	04/30/08	04/28/00	04/08/98	01/29/97	01/29/97	12/31/02	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	7

Important Information About the PIMCO Real Return Fund (Cont.)

interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

PIMCO Funds files a complete schedule of the Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of the Fund’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Fund’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

8	PIMCO REAL RETURN FUND

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	9

PIMCO Real Return Fund

Cumulative Returns Through September 30, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended September 30, 2016
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (01/29/97)
PIMCO Real Return Fund Institutional Class	3.31%	6.69%	1.99%	4.69%	6.21%
PIMCO Real Return Fund Class P	3.25%	6.58%	1.88%	4.59%	6.12%
PIMCO Real Return Fund Administrative Class	3.18%	6.42%	1.73%	4.43%	5.95%
PIMCO Real Return Fund Class D	3.10%	6.26%	1.58%	4.26%	5.77%
PIMCO Real Return Fund Class A	3.10%	6.26%	1.58%	4.25%	5.76%
PIMCO Real Return Fund Class A (adjusted)	(0.77)%	2.27%	0.81%	3.93%	5.60%
PIMCO Real Return Fund Class C	2.84%	5.73%	1.08%	3.73%	5.24%
PIMCO Real Return Fund Class C (adjusted)	1.84%	4.73%	1.08%	3.73%	5.24%
PIMCO Real Return Fund Class R	2.97%	5.99%	1.33%	3.99%	5.49%
Bloomberg Barclays U.S. TIPS Index	2.69%	6.58%	1.93%	4.48%	5.68%
Lipper Inflation-Protected Bond Funds Average	2.81%	5.79%	1.28%	3.51%	4.70%

All Fund returns are net of fees and expenses.

* Cumulative return.

Average annual total return since 01/31/1997.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class M, Class P, Administrative Class, Class D, Class A, Class C, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class M, Class P, Administrative Class, Class D, Class A, Class C, and Class R, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 0.58% for Institutional Class shares, 0.68% for Class P shares, 0.83% for Administrative Class shares, 0.98% for Class D shares, 0.98% for Class A shares, 1.48% for Class C shares, and 1.23% for Class R shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

10	PIMCO REAL RETURN FUND

Institutional Class - PRRIX	Class P - PRLPX	Administrative Class - PARRX	Class D - PRRDX
Class A - PRTNX	Class C - PRTCX	Class R - PRRRX

Allocation Breakdown as of 09/30/2016†§

U.S. Treasury Obligations	76.3%
Sovereign Issues	6.5%
Short-Term Instruments‡	4.8%
U.S. Government Agencies	4.4%
Corporate Bonds & Notes	4.1%
Other	3.9%

†	% of Investments, at value.
‡	Includes Central Funds used for Cash Management Purposes.
§	Allocation Breakdown and % of Investments exclude securities sold short and financial derivative instruments, if any.

Investment Objective and Strategy Overview

PIMCO Real Return Fund seeks maximum real return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	Exposure to U.S. Treasury Inflation-Protected Securities (TIPS) benefited absolute performance, as U.S. TIPS posted positive returns.

»	An overweight to U.S. real duration concentrated in longer-term maturities benefited relative performance, as longer-term real yields fell.

»	Exposure to U.S. corporate credit within the financial sector benefited relative performance, as these securities posted positive returns.

»	Exposure to residential mortgage-backed securities benefited relative performance, as these securities posted positive returns.

»	An underweight to U.S. nominal duration concentrated in longer-term maturities detracted from relative performance, as longer-term yields fell.

»	An underweight to U.K. nominal duration detracted from relative performance, as yields fell.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	11

Expense Example PIMCO Real Return Fund

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for the Fund and share classes is from April 1, 2016 to September 30, 2016 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these rows, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/16)	Ending Account Value (09/30/16)	Expenses Paid During Period *	Beginning Account Value (04/01/16)	Ending Account Value (09/30/16)	Expenses Paid During Period *	Net Annualized Expense Ratio **
Institutional Class	$1,000.00	$1,033.10	$3.19	$1,000.00	$1,022.20	$3.18	0.62%
Class P	1,000.00	1,032.50	3.71	1,000.00	1,021.69	3.69	0.72
Administrative Class	1,000.00	1,031.80	4.48	1,000.00	1,020.93	4.46	0.87
Class D	1,000.00	1,031.00	5.25	1,000.00	1,020.17	5.22	1.02
Class A	1,000.00	1,031.00	5.25	1,000.00	1,020.17	5.22	1.02
Class C	1,000.00	1,028.40	7.81	1,000.00	1,017.64	7.77	1.52
Class R	1,000.00	1,029.70	6.53	1,000.00	1,018.91	6.50	1.27

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

12	PIMCO REAL RETURN FUND

Benchmark Descriptions

Index*	Description

Bloomberg Barclays U.S. TIPS Index	Bloomberg Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding.

*	It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	13

Financial Highlights PIMCO Real Return Fund

		Investment Operations				Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total
Institutional Class
04/01/2016 - 09/30/2016+	$10.92	$0.22		$0.14	$0.36	$(0.05)	$0.00	$0.00	$(0.05)
03/31/2016	11.06	0.23		(0.26)	(0.03)	(0.04)	0.00	(0.07)	(0.11)
03/31/2015	11.18	0.05		0.25	0.30	(0.42)	(0.00)^	0.00	(0.42)
03/31/2014	12.25	0.19		(1.07)	(0.88)	(0.04)	(0.06)	(0.09)	(0.19)
03/31/2013	11.95	0.17		0.73	0.90	(0.33)	(0.27)	0.00	(0.60)
03/31/2012	11.49	0.34		0.93	1.27	(0.42)	(0.39)	0.00	(0.81)

Class P
04/01/2016 - 09/30/2016+	$10.92	$0.22		$0.13	$0.35	$(0.04)	$0.00	$0.00	$(0.04)
03/31/2016	11.06	0.21		(0.26)	(0.05)	(0.03)	0.00	(0.06)	(0.09)
03/31/2015	11.18	(0.00	)^	0.29	0.29	(0.41)	(0.00)^	0.00	(0.41)
03/31/2014	12.25	0.22		(1.11)	(0.89)	(0.04)	(0.06)	(0.08)	(0.18)
03/31/2013	11.95	0.15		0.74	0.89	(0.32)	(0.27)	0.00	(0.59)
03/31/2012	11.49	0.32		0.94	1.26	(0.41)	(0.39)	0.00	(0.80)

Administrative Class
04/01/2016 - 09/30/2016+	$10.92	$0.21		$0.14	$0.35	$(0.04)	$0.00	$0.00	$(0.04)
03/31/2016	11.06	0.20		(0.26)	(0.06)	(0.03)	0.00	(0.05)	(0.08)
03/31/2015	11.18	0.03		0.24	0.27	(0.39)	(0.00)^	0.00	(0.39)
03/31/2014	12.25	0.16		(1.07)	(0.91)	(0.03)	(0.06)	(0.07)	(0.16)
03/31/2013	11.95	0.14		0.73	0.87	(0.30)	(0.27)	0.00	(0.57)
03/31/2012	11.49	0.30		0.94	1.24	(0.39)	(0.39)	0.00	(0.78)

Class D
04/01/2016 - 09/30/2016+	$10.92	$0.21		$0.13	$0.34	$(0.03)	$0.00	$0.00	$(0.03)
03/31/2016	11.06	0.19		(0.27)	(0.08)	(0.02)	0.00	(0.04)	(0.06)
03/31/2015	11.18	0.02		0.24	0.26	(0.38)	(0.00)^	0.00	(0.38)
03/31/2014	12.25	0.16		(1.08)	(0.92)	(0.03)	(0.06)	(0.06)	(0.15)
03/31/2013	11.95	0.12		0.73	0.85	(0.28)	(0.27)	0.00	(0.55)
03/31/2012	11.49	0.29		0.93	1.22	(0.37)	(0.39)	0.00	(0.76)

14	PIMCO REAL RETURN FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Interest Expense		Net Investment Income (Loss)		Portfolio Turnover Rate

$11.23	3.31%	$6,559,936	0.62	%*	0.45	%*	3.96	%*	69%
10.92	(0.30)	5,567,574	0.58		0.45		2.15		102
11.06	2.77	6,944,302	0.50		0.45		0.40		117
11.18	(7.15)	7,260,857	0.47		0.45		1.65		33
12.25	7.61	10,059,104	0.48		0.45		1.37		41
11.95	11.31	8,963,508	0.47		0.45		2.88		129

$11.23	3.25%	$778,696	0.72	%*	0.55	%*	3.92	%*	69%
10.92	(0.40)	737,538	0.68		0.55		1.96		102
11.06	2.67	836,420	0.60		0.55		0.01		117
11.18	(7.25)	742,644	0.57		0.55		1.88		33
12.25	7.50	1,886,341	0.58		0.55		1.25		41
11.95	11.19	1,616,504	0.57		0.55		2.68		129

$11.23	3.18%	$616,816	0.87	%*	0.70	%*	3.81	%*	69%
10.92	(0.55)	644,290	0.83		0.70		1.86		102
11.06	2.51	936,651	0.75		0.70		0.29		117
11.18	(7.39)	1,233,721	0.72		0.70		1.44		33
12.25	7.34	1,736,194	0.73		0.70		1.10		41
11.95	11.03	1,501,744	0.72		0.70		2.54		129

$11.23	3.10%	$725,092	1.02	%*	0.85	%*	3.67	%*	69%
10.92	(0.69)	900,038	0.98		0.85		1.75		102
11.06	2.36	1,208,764	0.90		0.85		0.14		117
11.18	(7.53)	1,359,797	0.87		0.85		1.41		33
12.25	7.18	2,528,152	0.88		0.85		0.97		41
11.95	10.86	2,275,872	0.87		0.85		2.45		129

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	15

Financial Highlights PIMCO Real Return Fund (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Class A
04/01/2016 - 09/30/2016+	$10.92	$0.20	$0.14	$0.34	$(0.03)	$0.00	$0.00	$(0.03)
03/31/2016	11.06	0.18	(0.26)	(0.08)	(0.02)	0.00	(0.04)	(0.06)
03/31/2015	11.18	0.04	0.22	0.26	(0.38)	(0.00)^	0.00	(0.38)
03/31/2014	12.25	0.16	(1.08)	(0.92)	(0.03)	(0.06)	(0.06)	(0.15)
03/31/2013	11.95	0.13	0.72	0.85	(0.28)	(0.27)	0.00	(0.55)
03/31/2012	11.49	0.30	0.92	1.22	(0.37)	(0.39)	0.00	(0.76)
Class C
04/01/2016 - 09/30/2016+	$10.92	$0.18	$0.13	$0.31	$(0.00)^	$0.00	$0.00	$(0.00)^
03/31/2016	11.06	0.13	(0.26)	(0.13)	(0.00)^	0.00	(0.01)	(0.01)
03/31/2015	11.18	(0.02)	0.22	0.20	(0.32)	(0.00)^	0.00	(0.32)
03/31/2014	12.25	0.10	(1.08)	(0.98)	(0.01)	(0.06)	(0.02)	(0.09)
03/31/2013	11.95	0.07	0.72	0.79	(0.22)	(0.27)	0.00	(0.49)
03/31/2012	11.49	0.24	0.92	1.16	(0.31)	(0.39)	0.00	(0.70)

Class R
04/01/2016 - 09/30/2016+	$10.92	$0.19	$0.13	$0.32	$(0.01)	$0.00	$0.00	$(0.01)
03/31/2016	11.06	0.15	(0.25)	(0.10)	(0.02)	0.00	(0.02)	(0.04)
03/31/2015	11.18	(0.03)	0.26	0.23	(0.35)	(0.00)^	0.00	(0.35)
03/31/2014	12.25	0.12	(1.07)	(0.95)	(0.02)	(0.06)	(0.04)	(0.12)
03/31/2013	11.95	0.09	0.73	0.82	(0.25)	(0.27)	0.00	(0.52)
03/31/2012	11.49	0.25	0.94	1.19	(0.34)	(0.39)	0.00	(0.73)

+	Unaudited
*	Annualized
^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(d) in the Notes to Financial Statements for more information.

(c)	Effective May 1, 2011, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.35%.

16	PIMCO REAL RETURN FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Interest Expense		Net Investment Income (Loss)		Portfolio Turnover Rate

$11.23	3.10%	$1,862,401	1.02	%*	0.85	%*	3.66	%*	69%
10.92	(0.69)	1,914,421	0.98		0.85		1.68		102
11.06	2.36	2,227,419	0.90		0.85		0.32		117
11.18	(7.53)	2,738,928	0.87		0.85		1.36		33
12.25	7.18	4,896,233	0.88		0.85		1.02		41
11.95	10.86	4,813,730	0.87	(c)	0.85	(c)	2.50		129

$11.23	2.84%	$781,032	1.52	%*	1.35	%*	3.16	%*	69%
10.92	(1.19)	826,918	1.48		1.35		1.25		102
11.06	1.85	1,081,034	1.40		1.35		(0.19)		117
11.18	(7.99)	1,457,436	1.37		1.35		0.92		33
12.25	6.65	2,931,665	1.38		1.35		0.53		41
11.95	10.31	2,945,357	1.37	(c)	1.35	(c)	2.00		129

$11.23	2.97%	$336,496	1.27	%*	1.10	%*	3.40	%*	69%
10.92	(0.94)	336,690	1.23		1.10		1.42		102
11.06	2.11	390,425	1.15		1.10		(0.22)		117
11.18	(7.76)	398,575	1.12		1.10		1.01		33
12.25	6.92	536,634	1.13		1.10		0.70		41
11.95	10.58	452,520	1.12	(c)	1.10	(c)	2.10		129

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	17

Statement of Assets and Liabilities PIMCO Real Return Fund

(Amounts in thousands, except per share amounts)
Assets:
Investments, at value
Investments in securities*	$16,697,194
Investments in Affiliates	134
Financial Derivative Instruments
Exchange-traded or centrally cleared	17,995
Over the counter	83,977
Deposits with counterparty	16,171
Foreign currency, at value	9,558
Receivable for investments sold	183,123
Receivable for investments sold on a delayed-delivery basis	2,355
Receivable for TBA investments sold	218,715
Receivable for Fund shares sold	17,289
Interest and/or dividends receivable	57,345
Dividends receivable from Affiliates	7
Total Assets	17,303,863

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$3,671,710
Payable for sale-buyback transactions	506,834
Payable for short sales	20,408
Financial Derivative Instruments
Exchange-traded or centrally cleared	3,554
Over the counter	273,261
Payable for investments purchased	159,362
Payable for investments in Affiliates purchased	7
Payable for investments purchased on a delayed-delivery basis	25,170
Payable for TBA investments purchased	885,198
Deposits from counterparty	36,846
Payable for Fund shares redeemed	53,941
Distributions payable	477
Accrued investment advisory fees	2,572
Accrued supervisory and administrative fees	2,626
Accrued distribution fees	736
Accrued servicing fees	651
Other liabilities	41
Total Liabilities	5,643,394

Net Assets	$11,660,469

Net Assets Consist of:
Paid in capital	$11,697,441
Undistributed net investment income	174,057
Accumulated undistributed net realized (loss)	(433,153)
Net unrealized appreciation	222,124

Net Assets	$11,660,469

Cost of investments in securities	$16,221,244
Cost of investments in Affiliates	$134
Cost of foreign currency held	$9,568
Proceeds received on short sales	$20,330
Cost or premiums of financial derivative instruments, net	$6,095

* Includes repurchase agreements of:	$4,714

18	PIMCO REAL RETURN FUND	See Accompanying Notes

September 30, 2016 (Unaudited)

Net Assets:
Institutional Class	$6,559,936
Class P	778,696
Administrative Class	616,816
Class D	725,092
Class A	1,862,401
Class C	781,032
Class R	336,496
Shares Issued and Outstanding:
Institutional Class	583,866
Class P	69,308
Administrative Class	54,900
Class D	64,539
Class A	165,763
Class C	69,516
Class R	29,950
Net Asset Value Per Share Outstanding:
Institutional Class	$11.23
Class P	11.23
Administrative Class	11.23
Class D	11.23
Class A	11.23
Class C	11.23
Class R	11.23

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	19

Statement of Operations PIMCO Real Return Fund

Six Months Ended September 30, 2016 (Unaudited)
(Amounts in thousands)

Investment Income:
Interest, net of foreign taxes*	$262,599
Dividends	312
Dividends from Investments in Affiliates	437
Total Income	263,348

Expenses:
Investment advisory fees	14,220
Supervisory and administrative fees	14,720
Distribution and/or servicing fees - Administrative Class	799
Distribution and/or servicing fees - Class D	1,102
Distribution fees - Class C	2,031
Distribution fees - Class R	426
Servicing fees - Class A	2,390
Servicing fees - Class C	1,016
Servicing fees - Class R	426
Trustee fees	41
Interest expense	9,811
Total Expenses	46,982

Net Investment Income	216,366

Net Realized Gain (Loss):
Investments in securities	127,092
Investments in Affiliates	67
Exchange-traded or centrally cleared financial derivative instruments	(130,429)
Over the counter financial derivative instruments	11,689
Foreign currency	(9,164)

Net Realized (Loss)	(745)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	162,629
Investments in Affiliates	(95)
Exchange-traded or centrally cleared financial derivative instruments	61,083
Over the counter financial derivative instruments	(83,041)
Foreign currency assets and liabilities	1,120

Net Change in Unrealized Appreciation	141,696

Net Increase in Net Assets Resulting from Operations	$357,317

* Foreign tax withholdings	$6

20	PIMCO REAL RETURN FUND	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Real Return Fund

(Amounts in thousands†)	Six Months Ended September 30, 2016 (Unaudited)	Year Ended March 31, 2016
Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$216,366	$232,965
Net realized (loss)	(745)	(321,581)
Net change in unrealized appreciation (depreciation)	141,696	(37,769)

Net Increase (Decrease) in Net Assets Resulting from Operations	357,317	(126,385)

Distributions to Shareholders:
From net investment income
Institutional Class	(27,139)	(20,615)
Class P	(3,067)	(2,321)
Administrative Class	(2,074)	(1,607)
Class D	(2,193)	(2,015)
Class A	(4,775)	(3,911)
Class C	(0)	(224)
Class R	(425)	(388)
Tax basis return of capital
Institutional Class	0	(40,797)
Class P	0	(4,594)
Administrative Class	0	(3,180)
Class D	0	(3,987)
Class A	0	(7,740)
Class C	0	(442)
Class R	0	(769)

Total Distributions(a)	(39,673)	(92,590)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	415,360	(2,478,575)

Total Increase (Decrease) in Net Assets	733,004	(2,697,550)

Net Assets:
Beginning of period	10,927,465	13,625,015
End of period*	$11,660,469	$10,927,465

*Including undistributed (overdistributed) net investment income of:	$174,057	$(2,636)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(d) in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	21

Statement of Cash Flows PIMCO Real Return Fund

Six Months Ended September 30, 2016 (Unaudited) (Amounts in thousands)
Cash Flows (Used for) Operating Activities:
Net increase in net assets resulting from operations	$357,317

Adjustments to Reconcile Net Increase in Net Assets from Operations to Net Cash (Used for) Operating Activities:
Purchases of long-term securities	(11,067,316)
Proceeds from sales of long-term securities	10,194,870
Purchases from sales of short-term portfolio investments, net	(302,123)
Decrease in deposits with counterparty	12,206
(Increase) in receivable for investments sold	(158,832)
(Increase) in interest and/or dividends receivable	(84)
Decrease in dividends receivable from Affiliates	192
Payments on exchange-traded or centrally cleared financial derivative instruments	(91,096)
Payments on over the counter financial derivative instruments	(3,809)
Decrease in other assets	103
Increase in payable for investments purchased	470,167
(Decrease) in deposits from counterparty	(6,890)
Increase in accrued investment advisory fees	300
Increase in accrued supervisory and administrative fees	248
(Decrease) in accrued distribution fees	(5)
Increase in accrued servicing fees	7
Proceeds from short sales transactions, net	20,330
Payments on foreign currency transactions	(8,044)
Increase in other liabilities	24
Net Realized (Gain) Loss
Investments in securities	(127,092)
Investments in Affiliates	(67)
Exchange-traded or centrally cleared financial derivative instruments	130,429
Over the counter financial derivative instruments	(11,689)
Foreign currency	9,164
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(162,629)
Investments in Affiliates	95
Exchange-traded or centrally cleared financial derivative instruments	(61,083)
Over the counter financial derivative instruments	83,041
Foreign currency assets and liabilities	(1,120)
Net amortization (accretion) on investments	7,159
Net cash (used for) operating activities	(716,227)

Cash Flows Received from Financing Activities:
Proceeds from shares sold	1,929,115
Payments on shares redeemed	(1,537,913)
Cash distributions paid*	(2,662)
Proceeds from reverse repurchase agreements	20,224,129
Payments on reverse repurchase agreements	(20,073,135)
Proceeds from sale-buyback transactions	2,110,790
Payments on sale-buyback transactions	(1,945,173)
Net cash received from financing activities	705,151

Net (Decrease) in Cash and Foreign Currency	(11,076)

Cash and Foreign Currency:
Beginning of period	20,634
End of period	$9,558
* Reinvestment of distributions	$36,966

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the period	$9,448

22	PIMCO REAL RETURN FUND	See Accompanying Notes

Schedule of Investments PIMCO Real Return Fund

(Unaudited)

September 30, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 143.2%

BANK LOAN OBLIGATIONS 0.0%
Valeant Pharmaceuticals International, Inc.
5.500% due 04/01/2022		$191	$191

Total Bank Loan Obligations (Cost $180)			191

CORPORATE BONDS & NOTES 5.9%

BANKING & FINANCE 4.8%
Allstate Life Global Funding Trusts
1.509% due 11/25/2016		2,500	2,494
Ally Financial, Inc.
2.500% due 03/15/2017 (d)		32,100	32,016
2.750% due 01/30/2017		92,900	93,148
3.250% due 02/13/2018		5,600	5,670
3.500% due 01/27/2019		400	404
3.600% due 05/21/2018		7,000	7,122
5.500% due 02/15/2017		19,700	19,964
6.250% due 12/01/2017		6,300	6,560
American International Group, Inc.
5.850% due 01/16/2018		7,200	7,598
Banca Carige SpA
3.750% due 11/25/2016	EUR	7,500	8,465
Bank of America N.A.
1.208% due 05/08/2017		$4,800	4,806
1.750% due 06/05/2018		49,725	50,041
Bear Stearns Cos. LLC
7.250% due 02/01/2018		6,550	7,035
BPCE S.A.
4.625% due 07/11/2024		8,300	8,491
BRFkredit A/S
2.000% due 10/01/2017	DKK	35,600	5,498
CIT Group, Inc.
4.250% due 08/15/2017		$1,900	1,938
5.000% due 05/15/2017		1,300	1,326
5.250% due 03/15/2018		700	730
Corp. Andina de Fomento
3.950% due 10/15/2021 (c)	MXN	113,638	5,931
Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		$11,300	11,560
Eksportfinans ASA
2.875% due 11/16/2016	CHF	400	414
5.500% due 06/26/2017		$4,750	4,874
Goldman Sachs Group, Inc.
2.050% due 09/15/2020		47,900	48,198
3.500% due 01/23/2025		3,715	3,851
3.750% due 05/22/2025		100	105
HSBC Holdings PLC
6.000% due 03/29/2040	GBP	400	676

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ING Bank NV
2.625% due 12/05/2022		$14,400	$14,945
International Lease Finance Corp.
3.875% due 04/15/2018		100	103
6.250% due 05/15/2019		400	434
7.125% due 09/01/2018		21,600	23,625
8.250% due 12/15/2020		700	833
8.875% due 09/01/2017		100	106
Intesa Sanpaolo SpA
2.375% due 01/13/2017		300	300
6.500% due 02/24/2021		1,900	2,134
JPMorgan Chase & Co.
1.265% due 04/25/2018		14,640	14,645
2.750% due 06/23/2020		20,876	21,495
Lehman Brothers Holdings, Inc.
7.000% due 09/27/2027 ^		4,500	347
Lloyds Bank PLC
1.750% due 05/14/2018		28,550	28,640
9.875% due 12/16/2021		500	510
National Bank of Greece S.A.
3.875% due 10/07/2016	EUR	1,100	1,235
Navient Corp.
1.253% due 11/01/2016		$2,975	2,961
5.500% due 01/15/2019		11,775	11,981
Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2017	DKK	45,400	6,921
2.000% due 10/01/2017		36,200	5,582
Nykredit Realkredit A/S
1.000% due 07/01/2017		35,300	5,381
1.000% due 10/01/2017		173,000	26,467
2.000% due 10/01/2017		72,000	11,113
OneMain Financial Holdings LLC
6.750% due 12/15/2019		$300	317
Realkredit Danmark A/S
1.000% due 01/01/2017	DKK	86,600	13,119
1.000% due 04/01/2017		25,500	3,874
2.000% due 04/01/2017		75,400	11,513
2.000% due 01/01/2018		29,400	4,562
Santander Holdings USA, Inc.
2.275% due 11/24/2017		$2,300	2,321
Springleaf Finance Corp.
5.250% due 12/15/2019		300	307
Synchrony Financial
2.192% due 11/09/2017		3,300	3,323

			558,009

INDUSTRIALS 0.8%
AbbVie, Inc.
1.800% due 05/14/2018		4,900	4,923
3.200% due 11/06/2022		1,400	1,460

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	23

Schedule of Investments PIMCO Real Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Actavis Funding SCS
3.000% due 03/12/2020		$3,200	$3,302
Altice Financing S.A.
6.625% due 02/15/2023		1,100	1,133
Altice Luxembourg S.A.
7.250% due 05/15/2022	EUR	3,100	3,685
AP Moeller - Maersk A/S
2.550% due 09/22/2019		$200	201
Celgene Corp.
2.300% due 08/15/2018		800	811
Cox Communications, Inc.
9.375% due 01/15/2019		100	116
DISH DBS Corp.
4.625% due 07/15/2017		200	204
7.875% due 09/01/2019		100	112
Forest Laboratories LLC
5.000% due 12/15/2021		2,600	2,913
Harley-Davidson Funding Corp.
6.800% due 06/15/2018		200	217
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	17,900	19,806
Japan Tobacco, Inc.
2.100% due 07/23/2018		$200	203
Kinder Morgan, Inc.
7.250% due 06/01/2018		1,500	1,620
Pearson Dollar Finance PLC
6.250% due 05/06/2018		19,200	20,425
Sabine Pass LNG LP
7.500% due 11/30/2016		600	605
Telefonica Emisiones S.A.U.
1.513% due 06/23/2017		23,400	23,381
U.S. Airways Pass-Through Trust
7.125% due 04/22/2025		2,610	3,115
Zimmer Biomet Holdings, Inc.
2.000% due 04/01/2018		2,700	2,719

			90,951

UTILITIES 0.3%
NextEra Energy Capital Holdings, Inc.
6.000% due 03/01/2019		800	880
Petrobras Global Finance BV
3.250% due 04/01/2019	EUR	600	677
3.737% due 03/17/2020		$3,000	2,940
3.750% due 01/14/2021	EUR	100	110
4.375% due 05/20/2023		$1,900	1,704
4.875% due 03/17/2020		3,500	3,545
5.375% due 01/27/2021		7,142	7,088
5.750% due 01/20/2020		1,300	1,343
6.250% due 12/14/2026	GBP	1,200	1,456
6.625% due 01/16/2034		100	114

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.875% due 03/15/2019	$173	$188
8.375% due 05/23/2021	17,800	19,548
Sprint Communications, Inc.
8.375% due 08/15/2017	300	312
Vodafone Group PLC
4.625% due 07/15/2018	400	422

		40,327

Total Corporate Bonds & Notes (Cost $690,627)		689,287

U.S. GOVERNMENT AGENCIES 6.3%
Fannie Mae
0.584% due 12/25/2036	186	186
0.585% due 07/25/2037	844	828
0.655% due 03/25/2036	324	312
0.875% due 07/25/2037 - 05/25/2042	376	378
0.965% due 05/25/2036	158	157
0.970% due 02/25/2037	933	933
1.689% due 06/01/2043 - 10/01/2044	1,335	1,362
1.842% due 04/01/2032	24	25
1.900% due 02/01/2032	6	6
2.090% due 11/01/2033	34	35
2.142% due 10/01/2033	3	3
2.177% due 04/01/2027	45	47
2.187% due 02/01/2034	17	18
2.398% due 04/01/2033	304	322
2.742% due 05/25/2035	31	33
2.759% due 09/01/2034	14	15
2.765% due 05/01/2035	263	276
2.980% due 05/01/2036	31	33
3.360% due 04/01/2035	112	118
3.500% due 09/01/2046	130	137
4.316% due 12/01/2036	85	89
4.693% due 09/01/2034	50	52
6.500% due 06/25/2028	43	48
Fannie Mae, TBA
3.000% due 11/01/2046	287,000	297,723
3.500% due 10/01/2031 - 11/01/2046	369,870	390,109
Freddie Mac
0.565% due 12/25/2036	525	523
0.785% due 08/25/2031	241	237
0.794% due 01/15/2037	10	9
0.805% due 09/25/2031	580	573
1.689% due 02/25/2045	1,041	1,068
1.867% due 07/25/2044	212	219
2.514% due 01/01/2034	278	297
2.659% due 09/01/2036	156	165
2.671% due 07/01/2036	139	146
2.780% due 10/01/2036	63	66
2.901% due 06/01/2033	189	200

24	PIMCO REAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.021% due 01/01/2034	$305	$323
4.500% due 07/15/2020	691	716
6.500% due 01/25/2028	19	21
7.000% due 10/15/2030	45	51
Ginnie Mae
0.930% due 06/16/2031 - 03/16/2032	39	39
1.344% due 01/20/2060	31,083	31,325
1.875% due 07/20/2035	27	28
2.000% due 12/20/2035	690	715
Small Business Administration
5.902% due 02/10/2018	458	480

Total U.S. Government Agencies (Cost $729,714)		730,446

U.S. TREASURY OBLIGATIONS 109.2%
U.S. Treasury Bonds
2.250% due 08/15/2046 (f)	8,590	8,462
2.500% due 02/15/2046 (f)	174,835	181,333
2.500% due 05/15/2046 (f)	195,190	202,685
3.000% due 11/15/2045 (j)	910	1,042
U.S. Treasury Inflation Protected Securities (c)
0.125% due 04/15/2018 (f)(h)(j)	211,450	213,831
0.125% due 04/15/2019 (f)(h)	434,660	442,241
0.125% due 04/15/2020 (f)(h)	612,374	624,684
0.125% due 01/15/2022	247,737	253,146
0.125% due 07/15/2022 (f)	1,456,455	1,493,246
0.125% due 01/15/2023	491,253	499,782
0.125% due 07/15/2024 (f)(j)	167,838	170,617
0.125% due 07/15/2026	40,580	41,107
0.250% due 01/15/2025 (j)	171,891	175,396
0.375% due 07/15/2023	471,196	489,098
0.375% due 07/15/2025 (j)	22,305	23,080
0.625% due 07/15/2021 (f)	1,023,975	1,076,375
0.625% due 01/15/2024	248,653	261,322
0.625% due 01/15/2026	23,993	25,282
0.625% due 02/15/2043 (j)	5,130	5,180
0.750% due 02/15/2042 (f)	116,720	121,066
0.750% due 02/15/2045	42,417	44,025
1.000% due 02/15/2046 (j)	121,610	135,307
1.250% due 07/15/2020 (h)(j)	341,739	365,466
1.375% due 07/15/2018 (h)(j)	6,718	7,006
1.375% due 01/15/2020 (h)	203,406	216,138
1.375% due 02/15/2044 (f)	585,941	699,504
1.625% due 01/15/2018 (h)(j)	10,873	11,211

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.750% due 01/15/2028 (j)	$263,745	$309,530
1.875% due 07/15/2019 (h)(j)	13,051	14,023
2.125% due 01/15/2019 (h)(j)	12,609	13,435
2.125% due 02/15/2040	116,966	156,464
2.125% due 02/15/2041 (j)	18,649	25,181
2.375% due 01/15/2025 (f)	447,154	533,852
2.375% due 01/15/2027	231,839	284,957
2.500% due 01/15/2029 (j)	358,334	456,251
3.375% due 04/15/2032 (j)	136	200
3.625% due 04/15/2028 (f)	865,000	1,197,608
3.875% due 04/15/2029 (f)	930,690	1,344,958
U.S. Treasury Notes
1.125% due 08/31/2021 (f)	579,400	578,925
2.125% due 09/30/2021 (j)	11,600	12,123
2.125% due 12/31/2021 (j)	18,100	18,925

Total U.S. Treasury Obligations (Cost $12,322,096)		12,734,064

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.6%
Adjustable Rate Mortgage Trust
3.090% due 10/25/2035 ^	1,226	1,109
3.127% due 08/25/2035	1,303	1,266
American Home Mortgage Assets Trust
0.715% due 05/25/2046 ^	720	531
0.734% due 10/25/2046	9,801	6,578
American Home Mortgage Investment Trust
2.745% due 09/25/2045	1,015	1,004
Banc of America Commercial Mortgage Trust
5.492% due 02/10/2051	444	454
5.723% due 06/10/2049	5,806	5,877
5.938% due 02/10/2051	6,579	6,713
Banc of America Funding Ltd.
0.785% due 10/03/2039	29	29
Banc of America Funding Trust
3.002% due 01/20/2047 ^	395	335
5.753% due 10/25/2036 ^	325	286
5.837% due 01/25/2037 ^	272	234
5.888% due 04/25/2037 ^	220	192
Banc of America Mortgage Trust
3.172% due 12/25/2034	919	920
3.239% due 07/25/2035 ^	1,058	985
Banc of America Re-REMIC Trust
5.679% due 02/17/2051	5,331	5,380
BCAP LLC Trust
0.695% due 01/25/2037 ^	2,336	1,895
5.136% due 03/26/2037	2,541	2,435
Bear Stearns Adjustable Rate Mortgage Trust
2.580% due 08/25/2035	1,743	1,755
2.751% due 11/25/2030	94	91
2.951% due 01/25/2034	328	333

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	25

Schedule of Investments PIMCO Real Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.973% due 02/25/2036 ^	$476	$402
3.040% due 10/25/2035	1,539	1,526
3.087% due 01/25/2034	1,078	1,078
3.128% due 03/25/2035	1,385	1,399
3.156% due 02/25/2034	1,362	1,332
3.165% due 05/25/2047 ^	2,036	1,850
3.495% due 11/25/2034	193	191
Bear Stearns ALT-A Trust
2.950% due 08/25/2036 ^	519	388
2.957% due 08/25/2036 ^	592	410
2.980% due 05/25/2035	85	84
3.072% due 11/25/2036	1,609	1,222
3.142% due 09/25/2035	127	110
Chase Mortgage Finance Trust
2.661% due 12/25/2035 ^	1,235	1,181
2.929% due 02/25/2037	145	144
3.023% due 02/25/2037	105	106
ChaseFlex Trust
1.025% due 06/25/2035	393	255
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.704% due 07/25/2036	546	493
Citigroup Global Markets Mortgage Securities, Inc.
6.500% due 09/25/2033	704	704
Citigroup Mortgage Loan Trust, Inc.
2.410% due 09/25/2035	501	486
2.430% due 09/25/2035	1,714	1,763
2.760% due 09/25/2035	2,246	2,248
2.870% due 10/25/2035 ^	521	518
2.887% due 03/25/2034	191	190
2.930% due 10/25/2035	266	263
3.040% due 05/25/2035	540	532
3.044% due 08/25/2035	743	729
3.050% due 07/25/2046 ^	1,529	1,413
3.296% due 09/25/2037 ^	631	580
CitiMortgage Alternative Loan Trust
5.500% due 07/25/2036 ^	912	911
Countrywide Alternative Loan Trust
0.695% due 01/25/2037 ^	373	343
0.712% due 02/20/2047 ^	110	75
0.727% due 12/20/2046 ^	6,694	4,920
0.742% due 07/20/2046 ^	6,826	3,398
0.852% due 11/20/2035	812	676
1.225% due 10/25/2035 ^	225	175
1.507% due 12/25/2035	1,319	1,067
2.985% due 02/25/2037 ^	6,082	5,269
5.500% due 10/25/2033	1,210	1,217
5.500% due 09/25/2034	3,547	3,652
6.000% due 01/25/2037 ^	3,188	2,689
6.000% due 02/25/2037 ^	117	83
6.500% due 08/25/2032	716	722
Countrywide Home Loan Mortgage Pass-Through Trust
0.815% due 04/25/2035	639	553

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.725% due 11/25/2034		$20	$19
2.767% due 02/20/2036 ^		185	153
2.775% due 11/20/2034		340	323
2.794% due 04/20/2036 ^		269	238
2.826% due 01/20/2035		121	115
2.914% due 03/25/2037 ^		426	303
2.922% due 01/20/2035		255	254
2.947% due 04/25/2035 ^		823	727
2.957% due 02/25/2047 ^		430	356
3.043% due 04/20/2035		206	205
3.117% due 11/19/2033		71	70
5.500% due 11/25/2035 ^		259	231
5.500% due 04/25/2038		670	682
Countrywide Home Loan Reperforming REMIC Trust
0.865% due 06/25/2035		2,422	2,160
Credit Suisse Commercial Mortgage Trust
5.383% due 02/15/2040		676	677
Credit Suisse First Boston Mortgage Securities Corp.
2.678% due 07/25/2033		20	19
2.811% due 04/25/2034		109	108
Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.579% due 04/25/2037 ^		537	286
Deco UK PLC
0.668% due 01/27/2020	GBP	1,099	1,409
Deutsche ALT-A Securities, Inc.
3.584% due 10/25/2035		$188	158
Deutsche Mortgage Securities, Inc. Re-REMIC Trust Certificates
3.056% due 06/26/2035		393	391
First Horizon Alternative Mortgage Securities Trust
2.697% due 06/25/2034		723	708
2.779% due 09/25/2034		392	382
6.250% due 08/25/2037 ^		350	276
First Horizon Mortgage Pass-Through Trust
2.980% due 08/25/2035		1,168	1,021
GreenPoint Mortgage Funding Trust
0.965% due 06/25/2045		1,064	937
Greenwich Capital Commercial Funding Corp. Trust
5.444% due 03/10/2039		426	427
Grifonas Finance PLC
0.088% due 08/28/2039	EUR	247	209
GSR Mortgage Loan Trust
3.007% due 09/25/2035		$476	487
3.045% due 04/25/2035		144	138
3.069% due 11/25/2035		1,131	1,088
3.085% due 11/25/2035		110	106
3.097% due 05/25/2035		1,151	1,083
3.136% due 11/25/2035 ^		1,429	1,303
3.202% due 07/25/2035		683	674
HarborView Mortgage Loan Trust
0.726% due 07/21/2036		837	681
0.751% due 05/19/2035		12	10

26	PIMCO REAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.771% due 03/19/2036		$1,219	$898
0.781% due 01/19/2036		2,482	1,680
0.841% due 11/19/2035		1,521	1,255
0.872% due 06/20/2035		366	336
2.769% due 04/19/2034		194	192
3.030% due 01/19/2035		895	880
HomeBanc Mortgage Trust
0.795% due 10/25/2035		2,364	2,193
2.730% due 04/25/2037 ^		1,389	898
Impac CMB Trust
1.424% due 10/25/2033		263	253
IndyMac Mortgage Loan Trust
0.725% due 06/25/2046		3,007	2,281
0.825% due 11/25/2035 ^		281	165
0.825% due 06/25/2037 ^		469	249
2.861% due 12/25/2034		162	154
2.935% due 06/25/2036		455	443
2.958% due 08/25/2035		306	255
2.958% due 08/25/2035 ^		244	203
2.991% due 01/25/2036 ^		334	278
3.017% due 10/25/2035		239	197
3.036% due 10/25/2034		774	751
3.099% due 11/25/2035 ^		653	609
3.180% due 08/25/2036		704	681
3.283% due 11/25/2035 ^		56	52
JPMorgan Chase Commercial Mortgage Securities Trust
5.336% due 05/15/2047		3,734	3,735
5.794% due 02/12/2051		1,069	1,097
JPMorgan Mortgage Trust
2.750% due 11/25/2035		522	497
2.812% due 06/25/2036		61	55
2.896% due 06/25/2035		64	63
2.920% due 07/25/2035		891	877
2.989% due 10/25/2035 ^		212	174
3.011% due 08/25/2035		637	631
3.051% due 04/25/2035		80	81
3.119% due 07/25/2035		260	257
3.219% due 07/25/2035		146	145
3.236% due 08/25/2035		674	664
LB-UBS Commercial Mortgage Trust
5.424% due 02/15/2040		2,178	2,188
5.866% due 09/15/2045		10,452	10,829
Luminent Mortgage Trust
0.704% due 12/25/2036 ^		1,347	1,126
Marche Mutui SRL
0.108% due 02/25/2055	EUR	1,346	1,502
1.953% due 01/27/2064		4,649	5,270
MASTR Adjustable Rate Mortgages Trust
0.735% due 04/25/2046		$2,663	1,927
2.574% due 12/25/2033		1,648	1,596
2.760% due 12/25/2033		75	74
3.044% due 11/21/2034		717	734

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MASTR Alternative Loan Trust
0.925% due 03/25/2036	$1,067	$219
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
1.224% due 11/15/2031	159	149
1.264% due 09/15/2030	70	69
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.964% due 12/15/2030	252	241
1.004% due 06/15/2030	142	135
1.384% due 08/15/2032	303	289
2.610% due 10/20/2029	92	92
Merrill Lynch Mortgage Investors Trust
0.735% due 02/25/2036	629	576
0.775% due 11/25/2035	1,082	1,001
1.523% due 10/25/2035	805	767
1.748% due 03/25/2030	61	59
1.948% due 11/25/2029	35	33
2.228% due 10/25/2035	2,239	2,172
2.625% due 02/25/2033	1,613	1,555
2.652% due 02/25/2035	665	651
2.685% due 12/25/2034	826	827
2.710% due 10/25/2035	664	666
2.758% due 05/25/2036	692	669
2.774% due 12/25/2035	219	202
2.806% due 02/25/2034	2,100	2,115
3.058% due 06/25/2037	698	676
3.313% due 09/25/2035 ^	311	282
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049	3,877	3,997
Morgan Stanley Capital Trust
6.103% due 06/11/2049	2,031	2,085
Morgan Stanley Mortgage Loan Trust
5.701% due 02/25/2047	349	248
Morgan Stanley Re-REMIC Trust
5.988% due 08/12/2045	654	662
5.988% due 08/15/2045	4,090	4,135
New York Mortgage Trust
3.005% due 05/25/2036 ^	429	389
Nomura Asset Acceptance Corp. Alternative Loan Trust
3.162% due 02/25/2036 ^	231	191
5.820% due 03/25/2047	506	503
6.138% due 03/25/2047	469	466
Provident Funding Mortgage Loan Trust
2.910% due 08/25/2033	1,023	1,024
2.911% due 04/25/2034	38	38
Residential Accredit Loans, Inc. Trust
0.705% due 06/25/2046	3,638	1,610
0.805% due 12/25/2045	1,789	1,278
0.825% due 08/25/2035	135	107

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	27

Schedule of Investments PIMCO Real Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.867% due 09/25/2045		$181	$148
4.106% due 09/25/2035 ^		379	316
6.000% due 10/25/2034		105	111
Residential Asset Securitization Trust
0.925% due 01/25/2046 ^		91	43
5.000% due 08/25/2019		82	82
5.500% due 06/25/2033		191	194
6.250% due 10/25/2036 ^		1,188	1,063
Sequoia Mortgage Trust
0.732% due 07/20/2036		2,231	2,047
1.231% due 10/19/2026		48	47
1.292% due 10/20/2027		73	69
1.332% due 10/20/2027		132	129
1.401% due 05/20/2034		893	856
1.432% due 12/20/2032		142	137
Structured Adjustable Rate Mortgage Loan Trust
0.845% due 10/25/2035		1,080	903
1.889% due 01/25/2035		35	27
2.745% due 10/25/2037 ^		376	254
2.818% due 11/25/2035 ^		259	206
2.989% due 05/25/2036 ^		700	642
2.993% due 04/25/2034		15	15
3.041% due 08/25/2035		182	170
3.052% due 02/25/2034		499	502
3.054% due 09/25/2035		1,181	1,049
3.121% due 09/25/2036 ^		1,114	797
3.202% due 09/25/2034		29	29
Structured Asset Mortgage Investments Trust
0.645% due 08/25/2036		7,078	5,368
0.655% due 03/25/2037		255	193
0.715% due 07/25/2046 ^		6,865	5,746
0.735% due 04/25/2036		1,245	1,006
0.735% due 05/25/2036		4,825	3,752
0.781% due 07/19/2035		1,224	1,171
0.835% due 12/25/2035 ^		443	313
1.191% due 09/19/2032		267	261
1.191% due 10/19/2034		109	105
1.231% due 03/19/2034		313	304
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
3.010% due 01/25/2034		39	39
Structured Asset Securities Corp. Trust
5.500% due 05/25/2035		224	229
TBW Mortgage-Backed Trust
5.970% due 09/25/2036		1,230	144
Thornburg Mortgage Securities Trust
2.785% due 07/25/2036		2,425	2,347
Trinity Square PLC
1.678% due 07/15/2051	GBP	21,337	27,633
WaMu Mortgage Pass-Through Certificates Trust
0.785% due 11/25/2045		$6,814	6,405
0.815% due 07/25/2045		39	37
0.815% due 10/25/2045		3,956	3,769

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.925% due 10/25/2044	$478	$433
1.075% due 07/25/2044	2,470	2,270
1.205% due 01/25/2045	1,540	1,415
1.207% due 03/25/2047 ^	7,368	5,624
1.277% due 05/25/2047	1,066	896
1.309% due 12/25/2046 ^	3,784	2,959
1.487% due 06/25/2046	135	126
1.507% due 02/25/2046	1,007	930
1.707% due 11/25/2042	62	58
1.907% due 06/25/2042	179	173
1.943% due 02/27/2034	1,181	1,160
2.026% due 01/25/2037 ^	2,124	1,815
2.251% due 12/25/2036 ^	1,358	1,181
2.303% due 04/25/2037 ^	1,450	1,266
2.395% due 05/25/2037 ^	2,872	2,302
2.458% due 02/25/2037 ^	3,363	3,044
2.482% due 03/25/2033	3,383	3,390
2.599% due 12/25/2035	69	65
2.712% due 12/25/2035	819	751
2.732% due 09/25/2035	3,122	3,053
2.771% due 03/25/2034	131	131
2.784% due 03/25/2035	191	193
2.821% due 06/25/2033	705	713
5.997% due 08/25/2046 ^	3,746	3,420
Washington Mutual Mortgage Pass-Through Certificates Trust
1.477% due 05/25/2046	2,150	1,663
Wells Fargo Mortgage-Backed Securities Trust
2.841% due 01/25/2035	1,216	1,211
2.853% due 04/25/2036	376	367
2.863% due 01/25/2035	467	457
2.894% due 03/25/2036 ^	2,639	2,479
2.938% due 06/25/2035	168	168
2.956% due 06/25/2035	34	36
2.963% due 03/25/2036	197	195
3.024% due 04/25/2036	641	635
3.030% due 10/25/2035	1,335	1,294
3.070% due 10/25/2035	224	226
3.076% due 03/25/2035	424	428
6.000% due 08/25/2036	1,824	1,822

Total Non-Agency Mortgage-Backed Securities (Cost $283,197)		299,773

ASSET-BACKED SECURITIES 3.0%
ACE Securities Corp. Home Equity Loan Trust
2.325% due 10/25/2032	92	90
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.145% due 05/25/2035	1,800	1,599
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.885% due 10/25/2035	2,335	2,253
Asset-Backed Funding Certificates Trust
1.225% due 06/25/2034	2,503	2,379

28	PIMCO REAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Asset-Backed Securities Corp. Home Equity Loan Trust
0.690% due 03/25/2036		$8,527	$8,296
Atlas Senior Loan Fund Ltd.
2.055% due 01/30/2024		10,400	10,403
Bayview Opportunity Master Fund Trust
4.350% due 01/28/2031		1,838	1,838
Bear Stearns Asset-Backed Securities Trust
0.635% due 04/25/2031		384	395
1.185% due 10/25/2032		2	2
1.525% due 10/25/2037		838	787
Citigroup Mortgage Loan Trust, Inc.
0.745% due 08/25/2036		1,250	1,147
1.145% due 07/25/2035		7,280	6,770
Cordatus CLO PLC
0.042% due 07/25/2024	EUR	6,901	7,688
0.815% due 01/30/2024	GBP	1,023	1,321
0.844% due 07/25/2024		1,965	2,493
Countrywide Asset-Backed Certificates Trust
0.675% due 02/25/2037		$1,003	984
1.125% due 08/25/2035		40	40
1.144% due 08/25/2035		1,325	1,292
1.305% due 11/25/2034		1,085	1,061
CSAB Mortgage-Backed Trust
5.684% due 12/25/2036		254	127
Eaton Vance CDO PLC
0.000% due 02/22/2027	EUR	1,060	1,187
1.051% due 02/22/2027		$7,693	7,620
1.111% due 02/22/2027		6,448	6,392
Equity One Mortgage Pass-Through Trust
1.125% due 04/25/2034		146	126
Finn Square CLO Ltd.
2.052% due 12/24/2023		6,300	6,306
First Alliance Mortgage Loan Trust
0.992% due 12/20/2027		1	1
First Franklin Mortgage Loan Trust
1.245% due 05/25/2035		1,100	1,085
First NLC Trust
0.915% due 02/25/2036		13,860	12,401
Fraser Sullivan CLO Ltd.
1.771% due 04/20/2023		1,139	1,140
GSAMP Trust
0.665% due 06/25/2036		2,269	1,985
0.895% due 03/25/2047		3,000	1,857
HSI Asset Securitization Corp. Trust
0.795% due 02/25/2036		2,300	2,075
LCM LP
1.873% due 07/14/2022		126	126
1.893% due 10/19/2022		15,400	15,390
Lehman XS Trust
1.325% due 10/25/2035		976	952

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Long Beach Mortgage Loan Trust
1.260% due 08/25/2035		$100	$88
1.320% due 02/25/2035		445	446
Madison Park Funding Ltd.
2.107% due 08/15/2022		10,300	10,289
Merrill Lynch Mortgage Investors Trust
0.605% due 09/25/2037		133	53
0.645% due 02/25/2037		149	70
Morgan Stanley ABS Capital, Inc. Trust
0.835% due 12/25/2035		1,292	1,182
1.325% due 07/25/2037		76	75
Morgan Stanley Dean Witter Capital, Inc. Trust
1.875% due 02/25/2033		986	952
Morgan Stanley Home Equity Loan Trust
1.230% due 12/25/2034		4	4
Morgan Stanley Mortgage Loan Trust
5.750% due 04/25/2037 ^		187	125
6.000% due 07/25/2047 ^		214	163
Mountain View Funding CLO Ltd.
0.940% due 04/15/2019		166	166
Neptuno CLO BV
0.087% due 05/24/2023	EUR	2,931	3,280
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.815% due 03/25/2036		$4,100	3,423
NovaStar Mortgage Funding Trust
0.995% due 01/25/2036		2,200	2,016
OHA Credit Partners Ltd.
2.038% due 05/15/2023		458	458
OneMain Financial Issuance Trust
2.470% due 09/18/2024		4,136	4,150
Option One Mortgage Loan Trust Asset-Backed Certificates
0.965% due 11/25/2035		1,700	1,674
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.015% due 09/25/2035		3,800	3,273
1.500% due 10/25/2034		1,375	1,366
1.515% due 09/25/2034		977	941
1.575% due 10/25/2034		4,900	4,349
Renaissance Home Equity Loan Trust
1.025% due 12/25/2033		578	544
Residential Asset Mortgage Products Trust
0.705% due 10/25/2036		9,120	9,073
0.705% due 08/25/2046		821	806
Residential Asset Securities Corp. Trust
0.855% due 04/25/2036		6,300	5,244
1.470% due 04/25/2035		7,481	6,706
Residential Mortgage Loan Trust
2.024% due 09/25/2029		11	11

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	29

Schedule of Investments PIMCO Real Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Saxon Asset Securities Trust
1.244% due 05/25/2035		$500	$378
SLM Private Education Loan Trust
3.774% due 05/16/2044		3,038	3,174
SLM Student Loan Trust
0.007% due 06/17/2024	EUR	846	924
1.615% due 07/25/2023		$10,582	10,297
2.215% due 04/25/2023		116,855	117,226
Soundview Home Loan Trust
0.665% due 12/25/2036		151	151
South Carolina Student Loan Corp.
1.592% due 03/02/2020		6,090	6,090
Specialty Underwriting & Residential Finance Trust
1.200% due 03/25/2036		1,850	1,722
Structured Asset Investment Loan Trust
0.885% due 10/25/2035		502	496
1.230% due 03/25/2034		461	429
Structured Asset Securities Corp. Mortgage Loan Trust
2.023% due 04/25/2035		243	231
Symphony CLO LP
1.574% due 01/09/2023		3,354	3,355
Symphony CLO Ltd.
1.057% due 05/15/2019		88	88
1.586% due 07/23/2023		16,900	16,902
Venture CDO Ltd.
0.926% due 01/20/2022		454	451
Voya CLO Ltd.
1.980% due 10/15/2022		6,800	6,802
2.000% due 10/15/2022		3,700	3,698
Wood Street CLO BV
0.781% due 09/14/2023	GBP	2,184	2,813

Total Asset-Backed Securities (Cost $339,655)			345,762

SOVEREIGN ISSUES 9.3%
Autonomous Community of Catalonia
4.950% due 02/11/2020	EUR	11,900	14,261
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2017 (b)	BRL	808,250	240,722
0.000% due 04/01/2017 (b)		1,001,000	289,231
Italy Buoni Poliennali Del Tesoro
1.700% due 09/15/2018 (c)	EUR	27,563	32,465
2.350% due 09/15/2024 (c)		56,706	74,731
2.550% due 09/15/2041 (c)		12,750	19,360

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.100% due 09/15/2026 (c)	EUR	3,389	$4,826
Japan Government International Bond
0.100% due 03/10/2024 (c)	JPY	2,524,340	26,039
0.100% due 09/10/2024 (c)		1,661,650	17,263
0.100% due 03/10/2025 (c)		2,193,400	22,820
0.100% due 03/10/2026 (c)		6,501,464	67,832
Mexico Government International Bond
4.000% due 11/08/2046 (c)	MXN	354,052	21,034
4.750% due 06/14/2018		334,727	17,115
New Zealand Government International Bond
2.000% due 09/20/2025 (c)	NZD	97,016	74,070
3.000% due 09/20/2030 (c)		18,886	16,081
Republic of Greece Government International Bond
3.800% due 08/08/2017	JPY	1,140,000	10,933
4.500% due 07/03/2017		480,000	4,662
United Kingdom Gilt
0.125% due 03/22/2024 (c)	GBP	20,886	32,142
0.125% due 03/22/2026 (c)		38,172	60,673
0.125% due 03/22/2044 (c)		10,880	23,366
0.125% due 03/22/2046 (c)		6,605	14,651
0.125% due 11/22/2065 (c)		81	257

Total Sovereign Issues (Cost $1,054,779)			1,084,534

		SHARES
PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%
GMAC Capital Trust
6.602% due 02/15/2040		180,400	4,584

Total Preferred Securities (Cost $4,510)			4,584

30	PIMCO REAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 6.9%

CERTIFICATES OF DEPOSIT 2.2%
Barclays Bank PLC
1.641% due 09/08/2017		$32,500	$32,608
Mitsubishi UFJ Trust & Banking Corp.
1.577% due 09/19/2017		36,800	36,821
Natixis S.A.
1.553% due 09/25/2017		55,500	55,630
Sumitomo Mitsui Banking Corp.
1.550% due 09/15/2017		55,100	55,125
Sumitomo Mitsui Trust Bank Limited
1.584% due 09/18/2017		74,600	74,651

			254,835

REPURCHASE AGREEMENTS (e) 0.0%
			4,714

JAPAN TREASURY BILLS 4.5%
(0.235)% due 10/11/2016 - 01/10/2017 (a)(b)	JPY	53,500,000	527,820

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.2%
0.478% due 03/02/2017 - 03/16/2017 (a)(b)(j)	$21,218	$21,184

Total Short-Term Instruments (Cost $796,486)		808,553

Total Investments in Securities (Cost $16,221,244)		16,697,194

	SHARES
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%
PIMCO Short-Term Floating NAV Portfolio III	13,532	$134

Total Short-Term Instruments (Cost $134)		134

Total Investments in Affiliates (Cost $134)		134

Total Investments 143.2% (Cost $16,221,378)		$16,697,328

Financial Derivative Instruments (g)(i) (1.5)% (Cost or Premiums, net $6,095)		(174,843)

Other Assets and Liabilities, net (41.7)%		(4,862,016)

Net Assets 100.0%		$11,660,469

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Principal amount of security is adjusted for inflation.

(d)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Ally Financial, Inc.	2.500%	03/15/2017	03/10/2014	$32,100	$32,016	0.27%

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	31

Schedule of Investments PIMCO Real Return Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	09/30/2016	10/03/2016	$4,714	U.S. Treasury Bonds 8.000% due 11/15/2021 (2)	$(4,810)	$4,714	$4,714

Total Repurchase Agreements						$(4,810)	$4,714	$4,714

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (3)	Borrowing Date	Maturity Date	Amount Borrowed (3)	Payable for Reverse Repurchase Agreements
BOS	0.010%	09/23/2016	10/05/2016	$(42,547)	$(42,547)
	0.400	09/23/2016	10/05/2016	(49,937)	(49,937)
	0.400	09/26/2016	10/03/2016	(149,813)	(149,824)
	0.450	09/13/2016	10/13/2016	(9,384)	(9,387)
	0.630	07/26/2016	10/21/2016	(1,376)	(1,378)
	0.780	09/19/2016	10/14/2016	(14,751)	(14,756)
	2.000	09/30/2016	10/03/2016	(18,747)	(18,750)
BPS	0.730	09/28/2016	12/22/2016	(5,971)	(5,972)
BSN	0.600	08/01/2016	10/31/2016	(99,900)	(100,005)
	0.600	08/02/2016	10/28/2016	(94,905)	(95,003)
	0.620	04/08/2016	10/07/2016	(136,290)	(136,708)
	0.620	04/11/2016	10/11/2016	(297,340)	(298,236)
	0.620	04/28/2016	10/11/2016	(2,688)	(2,695)
	0.620	05/03/2016	10/11/2016	(15,672)	(15,714)
GRE	0.610	07/14/2016	10/14/2016	(61,059)	(61,143)
	0.610	07/20/2016	10/13/2016	(20,070)	(20,096)
	0.610	08/02/2016	10/13/2016	(55,465)	(55,523)
	0.640	08/11/2016	10/11/2016	(2,693)	(2,695)
	0.650	08/31/2016	10/21/2016	(5,306)	(5,309)
	0.690	09/16/2016	10/11/2016	(1,908)	(1,909)
IND	0.580	09/29/2016	10/12/2016	(248)	(248)
	0.590	07/13/2016	10/13/2016	(244,260)	(244,588)
	0.590	07/18/2016	10/18/2016	(218,480)	(218,755)
	0.590	09/20/2016	10/18/2016	(9,445)	(9,447)
	0.590	09/29/2016	10/13/2016	(11,668)	(11,669)
	0.590	09/29/2016	10/18/2016	(3,227)	(3,227)
	0.590	09/29/2016	10/24/2016	(20,853)	(20,854)
	0.610	06/21/2016	10/12/2016	(454)	(455)
	0.610	07/20/2016	10/12/2016	(780)	(781)
	0.610	09/29/2016	10/12/2016	(52,654)	(52,658)
JPS	0.350	09/07/2016	10/07/2016	(180,186)	(180,231)
	0.570	09/07/2016	10/07/2016	(44,044)	(44,062)
	0.580	07/11/2016	10/11/2016	(117,838)	(117,997)
	0.610	07/21/2016	10/21/2016	(143,031)	(143,211)
	0.610	08/23/2016	10/21/2016	(13,520)	(13,529)
	0.790	09/23/2016	10/05/2016	(8,461)	(8,463)

32	PIMCO REAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2016

Counterparty	Borrowing Rate (3)	Borrowing Date	Maturity Date	Amount Borrowed (3)	Payable for Reverse Repurchase Agreements
RDR	0.600%	07/19/2016	10/19/2016	$(245,635)	$(245,946)
	0.600	07/21/2016	10/21/2016	(77,963)	(78,059)
	0.600	08/02/2016	10/19/2016	(21,275)	(21,297)
	0.600	08/08/2016	10/19/2016	(22,275)	(22,296)
	0.600	08/10/2016	10/19/2016	(22,275)	(22,295)
	0.600	08/15/2016	10/19/2016	(19,181)	(19,197)
	0.600	08/16/2016	10/19/2016	(17,744)	(17,759)
	0.600	09/20/2016	10/19/2016	(3,502)	(3,503)
	0.610	07/07/2016	10/07/2016	(147,555)	(147,775)
	0.610	07/08/2016	10/11/2016	(324,638)	(325,117)
	0.610	07/11/2016	10/11/2016	(360,583)	(361,096)
	0.610	07/19/2016	10/18/2016	(45,430)	(45,488)
	0.610	08/26/2016	10/18/2016	(14,930)	(14,939)
	0.610	09/20/2016	10/11/2016	(21,546)	(21,551)
	0.610	09/29/2016	10/07/2016	(36,816)	(36,818)
SCX	0.740	09/16/2016	10/14/2016	(76,633)	(76,659)
	0.770	09/19/2016	10/17/2016	(12,944)	(12,948)
	0.810	09/20/2016	10/19/2016	(41,193)	(41,205)

Total Reverse Repurchase Agreements					$(3,671,710)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate (3)	Borrowing Date	Maturity Date	Amount Borrowed (3)	Payable for Sale-Buyback Transactions (4)
GSC	0.500%	09/27/2016	10/04/2016	$(130,850)	$(130,861)
	0.580	09/15/2016	10/17/2016	(8,688)	(8,691)
	0.900	09/28/2016	10/05/2016	(1,502)	(1,503)
	0.950	09/23/2016	10/24/2016	(6,614)	(6,616)
	0.960	09/20/2016	10/20/2016	(19,740)	(20,016)
	0.960	09/23/2016	10/24/2016	(27,023)	(27,030)
	1.040	09/23/2016	10/17/2016	(4,062)	(4,063)
	1.100	09/28/2016	10/05/2016	(82,472)	(82,484)
	1.230	09/30/2016	10/14/2016	(33,048)	(33,052)
	1.250	09/29/2016	10/03/2016	(52,631)	(52,638)
TDM	0.620	08/05/2016	10/04/2016	(55,426)	(55,483)
	0.630	08/17/2016	10/14/2016	(5,230)	(5,234)
	0.850	09/19/2016	10/07/2016	(25,612)	(25,620)
	1.150	09/26/2016	10/07/2016	(2,621)	(2,622)
	1.350	09/30/2016	10/03/2016	(50,916)	(50,921)

Total Sale-Buyback Transactions					$(506,834)

(3)	The average amount of borrowings outstanding during the period ended September 30, 2016 was $(3,293,390) at a weighted average interest rate of 0.571%.
(4)	Payable for sale-buyback transactions includes $(56) of deferred price drop.

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae, TBA	4.000%	10/01/2046	$19,000	$(20,330)	$(20,408)

Total Short Sales				$(20,330)	$(20,408)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	33

Schedule of Investments PIMCO Real Return Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2016:

(f)	Securities with an aggregate market value of $4,179,158 have been pledged as collateral under the terms of the following master agreements as of September 30, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure (5)
Global/Master Repurchase Agreement
BOS	$0	$(286,579)	$0	$(286,579)	$286,065	$(514)
BPS	0	(5,972)	0	(5,972)	5,924	(48)
BSN	0	(648,361)	0	(648,361)	643,478	(4,883)
GRE	0	(146,675)	0	(146,675)	145,811	(864)
IND	0	(562,682)	0	(562,682)	556,827	(5,855)
JPS	0	(507,493)	0	(507,493)	503,211	(4,282)
RDR	0	(1,383,136)	0	(1,383,136)	1,380,328	(2,808)
SCX	0	(130,812)	0	(130,812)	129,231	(1,581)
SSB	4,714	0	0	4,714	(4,810)	(96)

Master Securities Forward Transaction Agreement
GSC	0	0	(366,954)	(366,954)	365,341	(1,613)
TDM	0	0	(139,880)	(139,880)	139,791	(89)

Total Borrowings and Other Financing Transactions	$4,714	$(3,671,710)	$(506,834)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(3,565,733)	$(105,977)	$0	$(3,671,710)

Total	$0	$(3,565,733)	$(105,977)	$0	$(3,671,710)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(506,834)	0	0	(506,834)

Total	$0	$(506,834)	$0	$0	$(506,834)

Total Borrowings	$0	$(4,072,567)	$(105,977)	$0	$(4,178,544)

Gross amount of recognized liabilities for reverse repurchase agreements and sale-buyback financing transactions					$(4,178,544)

34	PIMCO REAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2016

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note November Futures	$129.000	10/21/2016	823	$(295)	$(33)
Call - CBOT U.S. Treasury 10-Year Note November Futures	131.500	10/21/2016	614	(201)	(245)

				$(496)	$(278)

Total Written Options				$(496)	$(278)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2016	2,103	$(170)	$26	$0
Euro-BTP Italy Government Bond December Futures	Short	12/2016	781	119	360	(281)
Euro-Bund 10-Year Bond December Futures	Long	12/2016	359	691	0	(181)
Euro-OAT France Government 10-Year Bond December Futures	Short	12/2016	853	(1,493)	431	(19)
Japan Government 10-Year Bond December Futures	Short	12/2016	80	(432)	40	(24)
Put Options Strike @ GBP 98.000 on United Kingdom 90-Day LIBOR Sterling December Futures	Short	12/2016	11,882	198	0	0
Put Options Strike @ GBP 98.000 on United Kingdom 90-Day LIBOR Sterling June Futures	Short	06/2017	3,265	50	0	0
Put Options Strike @ GBP 98.500 on United Kingdom 90-Day LIBOR Sterling December Futures	Long	12/2016	11,882	(1,150)	0	0
Put Options Strike @ GBP 98.500 on United Kingdom 90-Day LIBOR Sterling June Futures	Long	06/2017	3,265	(181)	0	0
U.S. Treasury 2-Year Note December Futures	Short	12/2016	5,476	539	513	0
U.S. Treasury 10-Year Note December Futures	Long	12/2016	3,978	1,971	0	(1,678)
U.S. Treasury 30-Year Bond December Futures	Short	12/2016	2,078	2,419	3,052	0
United Kingdom Long Gilt December Futures	Short	12/2016	393	519	464	0

Total Futures Contracts				$3,080	$4,886	$(2,183)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	35

Schedule of Investments PIMCO Real Return Fund (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed (Pay) Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized (Depreciation)	Variation Margin
						Asset	Liability
CDX.IG-26 5-Year Index	(1.000)%	06/20/2021	$85,900	$(1,248)	$(258)	$0	$(134)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month CAD-Bank Bill*	2.250%	06/16/2026	CAD	150,460	$3,923	$2,581	$0	$(349)
Receive	3-Month USD-CPURNSA	1.800	09/12/2026	$	5,000	(28)	(28)	0	(12)
Receive	3-Month USD-CPURNSA	1.800	09/21/2026		5,000	(32)	(29)	0	(12)
Receive	3-Month USD-CPURNSA	1.855	09/27/2026		5,000	(5)	(5)	0	(12)
Receive	3-Month USD-LIBOR	1.250	06/15/2018		88,800	679	297	0	(16)
Receive	3-Month USD-LIBOR	2.000	12/16/2020		187,640	(7,672)	(3,766)	245	0
Receive	3-Month USD-LIBOR	2.000	06/15/2021		4,100	(179)	(14)	6	0
Receive	3-Month USD-LIBOR	1.500	12/21/2021		593,700	(7,953)	1,468	1,126	0
Pay	3-Month USD-LIBOR	2.250	12/16/2022		108,300	7,070	6,395	0	(266)
Receive	3-Month USD-LIBOR*	3.000	09/16/2025		19,000	(1,164)	(1,107)	64	0
Receive	3-Month USD-LIBOR*	2.800	10/28/2025		913,800	(46,757)	(15,770)	3,099	0
Receive	3-Month USD-LIBOR*	2.500	02/22/2026		727,600	(25,709)	(23,381)	2,492	0
Receive	3-Month USD-LIBOR*	2.400	03/16/2026		279,600	(8,480)	(7,423)	956	0
Receive	3-Month USD-LIBOR*	2.300	04/21/2026		150,000	(3,773)	(3,149)	514	0
Receive	3-Month USD-LIBOR*	2.300	04/27/2026		186,500	(4,675)	(3,948)	640	0
Pay	3-Month USD-LIBOR*	2.100	05/20/2026		84,880	1,311	(170)	0	(290)
Receive	3-Month USD-LIBOR	2.250	06/15/2026		61,320	(4,937)	(1,929)	314	0
Receive	3-Month USD-LIBOR*	1.850	07/20/2026		61,300	(185)	8	208	0
Receive	3-Month USD-LIBOR*	2.000	07/27/2026		147,200	(1,457)	(1,015)	505	0
Receive	3-Month USD-LIBOR*	1.850	07/27/2026		55,035	(162)	(75)	187	0
Receive	3-Month USD-LIBOR*	1.750	12/21/2026		217,240	(5,413)	(282)	1,177	0
Receive	3-Month USD-LIBOR*	2.250	12/21/2046		50,590	(5,077)	502	502	0
Receive	6-Month EUR-EURIBOR*	1.100	05/20/2026	EUR	9,870	(284)	(10)	0	(2)
Receive	6-Month GBP-LIBOR*	0.500	03/15/2022	GBP	51,700	42	(271)	96	0
Receive	6-Month GBP-LIBOR	2.000	09/16/2025		70,660	(10,562)	(5,414)	294	0
Receive	6-Month GBP-LIBOR*	1.900	05/18/2026		83,810	(4,815)	(4,224)	280	0
Receive	6-Month GBP-LIBOR	0.750	03/15/2027		51,880	310	(649)	279	0
Receive	6-Month JPY-LIBOR*	0.300	05/25/2026	JPY	9,522,000	(606)	151	125	0

						$(126,590)	$(61,257)	$13,109	$(959)

Total Swap Agreements						$(127,838)	$(61,515)	$13,109	$(1,093)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

36	PIMCO REAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2016

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2016:

(h)	Securities with an aggregate market value of $96,048 and cash of $16,171 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$4,886	$13,109	$17,995	$(278)	$(2,183)	$(1,093)	$(3,554)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	11/2016	AUD	80,498	$	61,683	$111	$0
	11/2016	$	2,382	CAD	3,127	10	(8)
BOA	10/2016	BRL	194,640	$	48,276	0	(11,574)
	10/2016	JPY	35,051,097		344,550	2,556	(3,701)
	10/2016	NZD	112,754		81,536	0	(566)
	10/2016	$	59,959	BRL	194,640	0	(110)
	10/2016		8,219	DKK	54,596	19	0
	04/2017	DKK	92,497	$	14,025	0	(55)
BPS	10/2016	BRL	341,274		93,877	48	(11,108)
	10/2016	JPY	4,430,000		42,317	0	(1,417)
	10/2016	$	102,857	BRL	341,274	2,081	0
	10/2016		1,259	JPY	130,300	25	0
	10/2016		30,327	MXN	549,634	0	(2,033)
	01/2017	BRL	127,200	$	29,291	0	(8,776)
	01/2017	DKK	87,466		13,389	133	0
	04/2017	BRL	351,669		100,585	0	(2,040)
BRC	10/2016		31,390		9,670	18	0
	10/2016	$	9,599	BRL	31,390	53	0
	10/2016		5,368	DKK	35,653	11	0
	11/2016	TWD	1,519,281	$	47,452	0	(1,223)
	07/2017	DKK	35,653		5,439	0	(13)
CBK	10/2016	BRL	163,960		39,679	0	(10,736)
	10/2016	EUR	2,024		2,272	0	(2)
	10/2016	JPY	6,480,000		61,890	0	(2,083)
	10/2016	$	50,366	BRL	163,960	60	(10)
	11/2016	CAD	995	$	759	0	0
	01/2017	CNH	62,357		8,978	0	(318)
	01/2017	DKK	30,700		4,641	0	(12)
	01/2017	$	3,333	COP	10,498,123	242	0
DUB	10/2016	BRL	140,410	$	43,254	79	0
	10/2016	$	42,661	BRL	140,410	513	0
	10/2016		49,294	CNH	330,022	156	(37)
	01/2017	BRL	205,150	$	47,666	0	(13,729)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	37

Schedule of Investments PIMCO Real Return Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received			Unrealized Appreciation/ (Depreciation)
							Asset	Liability
	01/2017	CNH	1,945	$		281	$0	$(9)
	04/2017	DKK	10,166			1,539	0	(8)
FBF	10/2016		22,625			3,398	0	(15)
GLM	10/2016	BRL	31,590			9,649	0	(64)
	10/2016	DKK	21,710			3,291	15	0
	10/2016	GBP	9,444			12,642	401	0
	10/2016	$	9,731		BRL	31,590	0	(18)
	10/2016		2,632		EUR	2,344	1	0
	10/2016		59,179		JPY	5,999,200	0	(18)
	10/2016		29,955		MXN	589,705	402	0
	01/2017	BRL	230,800		$	53,996	0	(15,075)
	01/2017	JPY	12,470,000			123,249	0	(289)
HUS	10/2016	CNH	238,190			35,603	0	(61)
	10/2016	$	55,281		DKK	367,260	130	0
	10/2016		343,825		EUR	306,330	291	0
	10/2016		237,605		GBP	182,436	0	(1,140)
	11/2016	EUR	306,330		$	344,242	0	(338)
	11/2016	GBP	182,436			237,722	1,118	0
	11/2016	$	437		PLN	1,694	5	0
	11/2016		272		SGD	365	0	(4)
	01/2017	CNH	114,005		$	16,501	0	(494)
	01/2017	$	5,219		DKK	34,705	40	0
	10/2017	DKK	367,260		$	56,242	0	(179)
IND	10/2016	BRL	45,126			13,901	25	0
	10/2016	$	13,621		BRL	45,126	255	0
	04/2017	BRL	57,831		$	16,556	0	(320)
JPM	10/2016	AUD	62,040			46,800	0	(683)
	10/2016	BRL	740,930			186,735	61	(41,153)
	10/2016	CNH	588,686			88,198	123	(68)
	10/2016	DKK	214,565			32,316	84	(141)
	10/2016	GBP	174,781			229,057	2,514	0
	10/2016	TRY	11,872			3,966	29	0
	10/2016	$	226,345		BRL	740,930	1,749	(267)
	10/2016		23,608		EUR	21,017	5	(3)
	10/2016		3,739		GBP	2,836	0	(63)
	10/2016		81,842		NZD	112,754	260	0
	11/2016	NZD	112,754		$	81,743	0	(260)
	01/2017	BRL	235,300			55,952	0	(14,465)
	04/2017		591,500			170,684	0	(1,928)
	10/2017	DKK	37,155			5,695	0	(13)
MSB	10/2016	BRL	165,316			49,777	204	(1,259)
	10/2016	EUR	307,719			348,052	2,376	0
	10/2016	JPY	5,575,580			55,579	596	0
	10/2016	$	50,926		BRL	165,316	0	(93)
	11/2016		44,832			146,356	0	(212)
	01/2017	BRL	9,800		$	2,948	16	0
	01/2017	$	51,040		CNH	344,216	272	0
NAB	10/2016	AUD	18,458		$	14,072	0	(54)
RYL	10/2016	$	17,619		CNH	118,144	71	0
SCX	10/2016	CNH	251,556		$	38,529	864	0
	10/2016	GBP	3,202			4,153	2	0
	10/2016	$	2,865		GBP	2,155	0	(71)
	10/2016		212,026		JPY	21,350,977	0	(1,474)
	11/2016	JPY	21,350,977		$	212,283	1,479	0
	11/2016	$	61,433		JPY	6,182,000	0	(397)
	01/2017	CNH	209,376		$	30,444	0	(768)
SOG	10/2016	JPY	8,470,000			80,275	0	(3,274)
	11/2016	$	421		KRW	468,241	4	0
	11/2016		757		MYR	3,082	0	(12)

38	PIMCO REAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2016

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	01/2017	$	6,446	CNH	43,468	$33	$0
TOR	01/2017	BRL	148,900	$	34,042	0	(10,519)
UAG	10/2016	CNH	553,357		82,720	0	(133)
	10/2016	EUR	21,354		24,031	43	0
	10/2016	$	1,575	EUR	1,406	5	0
	10/2016		17,649	JPY	1,796,200	65	0
	11/2016		56,764	INR	3,843,428	656	0
	12/2016	JPY	10,300,000	$	101,152	0	(760)

Total Forward Foreign Currency Contracts						$20,309	$(165,653)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date		Notional Amount	Cost	Market Value
CBK	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250%	12/27/2016	$	1,058,300	$922	$130
DUB	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.150	06/15/2018		19,190	1,918	2,474
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150	06/15/2018		19,190	1,918	1,239
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.860	10/23/2018		92,270	6,293	2,532
FBF	Put - OTC 5-Year Interest Rate Swap*	3-Month USD-LIBOR	Receive	3.400	12/05/2016		227,700	1,662	0
GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250	12/27/2016		2,179,500	1,937	267
MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250	02/06/2017		2,009,600	1,005	533
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.200	02/13/2017		2,223,200	1,089	859
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250	02/21/2017		1,680,300	893	542
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.720	07/16/2018		212,700	2,425	1,909
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.765	07/16/2018		280,700	3,256	2,350
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.605	10/17/2018		71,700	6,597	2,843
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.608	11/15/2018		18,800	1,880	774
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.590	12/10/2018		18,800	1,970	818
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.600	03/29/2019		80,600	7,603	3,937
NGF	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.150	06/15/2018		46,700	4,672	6,021
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150	06/15/2018		46,700	4,672	3,014

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	39

Schedule of Investments PIMCO Real Return Fund (Cont.)

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date		Notional Amount	Cost	Market Value
RBC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250%	02/06/2017	$	2,122,100	$1,072	$563
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.765	07/16/2018		20,000	235	167

								$52,019	$30,972

*	The underlying security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Cost	Market Value
FAR	Call - OTC 2-Year Interest Rate Floor*	1.600%	3-Month USD-LIBOR	12/06/2019	$	503,600	$7,050	$6,449
NGF	Call - OTC 2-Year Interest Rate Floor*	1.600	3-Month USD-LIBOR	12/06/2019		548,100	7,619	7,019

							$14,669	$13,468

Total Purchased Options							$66,688	$44,440

*	The underlying security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Call - OTC CDX.IG-27 5-Year Index	Buy	0.700%	12/21/2016	$	118,470	$(118)	$(141)
	Call - OTC iTraxx Europe 25 5-Year Index	Buy	0.625	11/16/2016	EUR	111,100	(101)	(113)
JPM	Put - OTC iTraxx Europe 25 5-Year Index	Sell	0.900	11/16/2016		111,670	(157)	(55)

							$(376)	$(309)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BRC	Call - OTC GBP versus USD	$	1.370	11/04/2016	GBP	54,890	$(500)	$(20)
GLM	Call - OTC USD versus BRL	BRL	3.400	10/06/2016	$	43,633	(305)	(17)
	Put - OTC USD versus MXN	MXN	19.000	10/27/2016		22,750	(175)	(201)
	Put - OTC USD versus MXN		18.750	11/01/2016		22,700	(123)	(122)
JPM	Call - OTC EUR versus USD	$	1.150	11/16/2016	EUR	22,301	(231)	(73)
SCX	Put - OTC EUR versus USD		1.085	11/03/2016		42,750	(180)	(45)
	Put - OTC EUR versus USD		1.090	11/16/2016		34,630	(248)	(88)
SOG	Put - OTC EUR versus USD		1.100	11/16/2016		23,350	(232)	(93)

							$(1,994)	$(659)

40	PIMCO REAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2016

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date (1)	Notional Amount		Premiums (Received)	Market Value
BPS	Floor - OTC YOY CPURNSA	233.049	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/01/2018	$	20,600	$(177)	$(33)
CBK	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020		264,700	(2,362)	(12)
	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020		34,000	(439)	(3)
DUB	Floor - OTC YOY CPURNSA	231.317	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	01/11/2018		50,000	(495)	(58)
GLM	Cap - OTC CPALEMU	100.152	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	EUR	46,200	(2,102)	(307)
JPM	Cap - OTC CPURNSA	233.916	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024	$	182,300	(1,326)	(55)
	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024		27,400	(190)	(9)
	Floor - OTC YOY CPURNSA	234.812	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/2020		149,900	(1,694)	(1,196)
	Floor - OTC YOY CPURNSA	238.643	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/02/2020		64,700	(1,194)	(643)

							$(9,979)	$(2,316)

(1)	YOY options may have a series of expirations.

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	10/23/2018	$ 461,350	$(6,496)	$(2,453)
FBF	Call - OTC 5-Year Interest Rate Swap*	3-Month USD-LIBOR	Receive	2.400	12/05/2016	227,700	(1,810)	(6,302)
GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250	10/07/2016	58,400	(117)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.550	10/07/2016	58,400	(178)	(73)
MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	10/17/2018	333,300	(6,613)	(2,481)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	11/15/2018	87,600	(1,882)	(695)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	12/10/2018	87,600	(1,974)	(727)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300	03/29/2019	380,900	(7,637)	(3,619)

							$(26,707)	$(16,351)

*	The underlying security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	41

Schedule of Investments PIMCO Real Return Fund (Cont.)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Premiums (Received)	Market Value
FAR	Call - OTC 2-Year Interest Rate Floor*	0.943%	3-Month USD-LIBOR	12/06/2019	$	1,007,200	$(7,050)	$(4,919)
NGF	Call - OTC 2-Year Interest Rate Floor*	0.943	3-Month USD-LIBOR	12/06/2019		1,096,200	(7,626)	(5,354)

							$(14,676)	$(10,273)

Total Written Options							$(53,732)	$(29,908)

*	The underlying security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2016:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		0		14,633		(6,508)		(1,201)		(5,487)		1,437
Notional Amount in $	$	4,469,720	$	5,318,623	$	(2,035,160)	$	(1,921,652)	$	(1,031,728)	$	4,799,803
Notional Amount in AUD	AUD	0	AUD	25,790	AUD	(25,790)	AUD	0	AUD	0	AUD	0
Notional Amount in EUR	EUR	235,220	EUR	1,186,871	EUR	(204,880)	EUR	(603,510)	EUR	(221,700)	EUR	392,001
Notional Amount in GBP	GBP	0	GBP	122,990	GBP	0	GBP	(68,100)	GBP	0	GBP	54,890
Premiums	$	(41,305)	$	(37,072)	$	11,442	$	7,273	$	5,434	$	(54,228)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2016 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Mexico Government International Bond	1.000%	06/20/2021	1.520%	$	15,480	$(372)	$15	$0	$(357)
	Volkswagen International Finance NV	1.000	12/20/2016	0.311	EUR	830	(1)	3	2	0
BRC	Mexico Government International Bond	1.000	06/20/2021	1.520	$	55,700	(1,344)	61	0	(1,283)
	Volkswagen International Finance NV	1.000	03/20/2017	0.311	EUR	1,100	3	1	4	0
CBK	Brazil Government International Bond	1.000	06/20/2021	2.449	$	6,700	(559)	132	0	(427)
	Mexico Government International Bond	1.000	06/20/2021	1.520		9,700	(228)	5	0	(223)

42	PIMCO REAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2016

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2016 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Volkswagen International Finance NV	1.000%	03/20/2017	0.311%	EUR	8,100	$26	$7	$33	$0
DUB	Brazil Government International Bond	1.000	06/20/2021	2.449	$	1,800	(149)	34	0	(115)
	Mexico Government International Bond	1.000	06/20/2021	1.520		7,000	(163)	2	0	(161)
FBF	Mexico Government International Bond	1.000	06/20/2021	1.520		3,500	(82)	1	0	(81)
GST	Brazil Government International Bond	1.000	06/20/2021	2.449		15,800	(1,076)	70	0	(1,006)
	Greece Government International Bond	1.000	12/20/2016	11.84		1,800	(13)	(29)	0	(42)
HUS	Mexico Government International Bond	1.000	06/20/2021	1.520		3,600	(87)	4	0	(83)
JPM	Brazil Government International Bond	1.000	06/20/2021	2.449		7,100	(486)	34	0	(452)
	Russia Government International Bond	1.000	06/20/2021	1.996		8,300	(491)	125	0	(366)
NGF	Russia Government International Bond	1.000	06/20/2021	1.996		200	(12)	3	0	(9)

							$(5,034)	$468	$39	$(4,605)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (4)		Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value (5)
								Asset	Liability
GST	CMBX.NA.AAA.8 Index	0.500%	10/17/2057	$	23,700	$(1,245)	$671	$0	$(574)
MEI	CMBX.NA.AAA.8 Index	0.500	10/17/2057		4,800	(335)	219	0	(116)

						$(1,580)	$890	$0	$(690)

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	43

Schedule of Investments PIMCO Real Return Fund (Cont.)

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Month GBP-UKRPI	3.347%	05/15/2030	GBP	9,100	$(22)	$490	$468	$0
	Pay	3-Month USD-CPURNSA	1.500	01/15/2017	$	180,000	0	(91)	0	(91)
	Pay	3-Month USD-CPURNSA	1.510	01/15/2017		47,600	0	(19)	0	(19)
	Receive	3-Month USD-CPURNSA	1.715	04/15/2017		56,150	0	246	246	0
	Pay	3-Month USD-CPURNSA	2.000	04/15/2017		237,200	(48)	(313)	0	(361)
	Receive	3-Month USD-CPURNSA	1.010	10/16/2017		27,900	0	258	258	0
	Receive	3-Month USD-CPURNSA*	1.580	05/23/2018		14,300	0	22	22	0
	Receive	3-Month USD-CPURNSA*	1.565	06/07/2018		17,400	0	27	27	0
	Receive	3-Month USD-CPURNSA	2.500	07/15/2022		50,000	330	(6,151)	0	(5,821)
BPS	Pay	1-Month GBP-UKRPI	3.400	06/15/2030	GBP	23,600	110	1,303	1,413	0
	Pay	1-Month GBP-UKRPI	3.300	12/15/2030		600	3	4	7	0
	Pay	1-Month GBP-UKRPI	3.100	06/15/2031		34,800	(96)	(2,225)	0	(2,321)
	Receive	3-Month EUR-EXT-CPI	0.550	10/15/2017	EUR	3,000	0	(9)	0	(9)
	Receive	3-Month EUR-EXT-CPI	0.806	04/15/2021		6,810	0	43	43	0
	Pay	3-Month EUR-FRCPI	1.140	08/15/2026		24,200	0	(107)	0	(107)
BRC	Receive	3-Month USD-CPURNSA	1.907	04/15/2017	$	134,600	0	(4,187)	0	(4,187)
	Receive	3-Month USD-CPURNSA	2.017	08/19/2017		209,800	52	(6,808)	0	(6,756)
CBK	Pay	1-Month GBP-UKRPI	3.325	08/15/2030	GBP	50,800	(168)	1,837	1,669	0
	Pay	1-Month GBP-UKRPI	3.275	09/15/2030		7,300	0	135	135	0
	Pay	1-Month GBP-UKRPI	3.140	04/15/2031		17,000	(71)	(685)	0	(756)
	Pay	1-Month GBP-UKRPI	3.100	06/15/2031		18,200	0	(1,214)	0	(1,214)
	Pay	3-Month EUR-EXT-CPI	0.830	05/15/2018	EUR	105,000	0	(519)	0	(519)
	Receive	3-Month EUR-EXT-CPI	0.655	08/15/2018		2,300	(3)	(8)	0	(11)
	Receive	3-Month EUR-EXT-CPI	0.640	09/15/2018		1,700	0	(7)	0	(7)
	Receive	3-Month EUR-EXT-CPI	0.650	10/15/2018		2,600	0	(9)	0	(9)
	Receive	3-Month EUR-EXT-CPI	0.806	04/15/2021		29,390	0	186	186	0
	Receive	3-Month EUR-EXT-CPI	0.875	05/15/2021		79,800	0	351	351	0
	Pay	3-Month EUR-EXT-CPI	1.177	05/15/2026		18,900	(3)	118	115	0
DUB	Pay	1-Month GBP-UKRPI	3.350	05/15/2030	GBP	20,300	0	1,058	1,058	0
	Pay	1-Month GBP-UKRPI	3.325	08/15/2030		45,600	107	1,391	1,498	0
	Receive	3-Month EUR-EXT-CPI	0.580	10/15/2017	EUR	5,200	(6)	(13)	0	(19)
	Receive	3-Month EUR-EXT-CPI	0.605	09/15/2018		2,900	0	(9)	0	(9)
	Receive	3-Month EUR-EXT-CPI	0.650	10/15/2018		7,200	4	(30)	0	(26)
	Receive	3-Month EUR-EXT-CPI	0.806	04/15/2021		1,200	0	8	8	0
	Receive	3-Month USD-CPURNSA	1.940	10/07/2016	$	22,700	0	(664)	0	(664)
	Receive	3-Month USD-CPURNSA	2.005	09/06/2017		100,000	0	(3,201)	0	(3,201)
	Receive	3-Month USD-CPURNSA	1.725	03/04/2019		19,500	0	(153)	0	(153)
	Pay	3-Month USD-CPURNSA	2.065	05/12/2025		34,900	0	1,144	1,144	0
FBF	Pay	1-Month GBP-UKRPI	3.140	04/15/2031	GBP	2,900	0	(129)	0	(129)
	Pay	1-Month GBP-UKRPI	3.335	04/15/2035		4,800	3	178	181	0
	Receive	3-Month USD-CPURNSA	2.095	08/29/2017	$	88,700	0	(3,173)	0	(3,173)
GLM	Pay	1-Month GBP-UKRPI	3.320	05/15/2030	GBP	28,620	0	1,250	1,250	0
	Pay	1-Month GBP-UKRPI	3.400	06/15/2030		15,500	48	880	928	0
	Pay	1-Month GBP-UKRPI	3.325	08/15/2030		71,200	(181)	2,520	2,339	0
	Pay	1-Month GBP-UKRPI	3.357	04/15/2035		12,400	0	585	585	0
	Receive	1-Month GBP-UKRPI	3.145	05/15/2046		6,430	110	694	804	0
	Receive	1-Month GBP-UKRPI	3.120	06/15/2046		8,870	0	1,398	1,398	0

44	PIMCO REAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2016

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Receive	3-Month EUR-EXT-CPI	0.650%	09/15/2018	EUR	11,600	$(17)	$(36)	$0	$(53)
	Receive	3-Month EUR-EXT-CPI	0.806	04/15/2021		56,000	(176)	530	354	0
	Receive	3-Month USD-CPURNSA	2.415	02/12/2017	$	98,100	0	(5,059)	0	(5,059)
	Receive	3-Month USD-CPURNSA	1.942	04/15/2017		213,100	0	(6,940)	0	(6,940)
	Receive	3-Month USD-CPURNSA	2.175	10/01/2018		115,800	9	(5,192)	0	(5,183)
JPM	Pay	1-Month GBP-UKRPI	3.400	06/15/2030	GBP	2,100	(1)	127	126	0
	Receive	3-Month EUR-EXT-CPI	0.580	10/15/2017	EUR	5,800	0	(21)	0	(21)
	Pay	3-Month USD-CPURNSA	1.512	01/15/2017	$	35,600	0	(14)	0	(14)
	Pay	3-Month USD-CPURNSA	2.000	04/15/2017		4,900	0	(7)	0	(7)
	Receive	3-Month USD-CPURNSA	1.550	07/26/2021		31,500	0	314	314	0
	Receive	3-Month USD-CPURNSA	1.602	09/12/2021		25,330	0	145	145	0
	Pay	3-Month USD-CPURNSA	1.730	07/26/2026		31,500	0	(468)	0	(468)
	Pay	3-Month USD-CPURNSA	1.762	08/30/2026		42,770	0	(413)	0	(413)
	Pay	3-Month USD-CPURNSA	1.801	09/12/2026		25,330	0	(163)	0	(163)
	Pay	3-Month USD-CPURNSA	1.805	09/12/2026		25,000	0	(150)	0	(150)
	Pay	3-Month USD-CPURNSA	1.780	09/15/2026		20,200	(21)	(160)	0	(181)
MYC	Receive	3-Month EUR-EXT-CPI	0.622	09/15/2018	EUR	3,300	0	(12)	0	(12)
	Receive	3-Month EUR-EXT-CPI	0.806	04/15/2021		13,200	0	84	84	0
	Pay	3-Month USD-CPURNSA	2.057	05/12/2025	$	6,400	0	205	205	0
	Pay	3-Month USD-CPURNSA	1.805	09/20/2026		9,860	0	(67)	0	(67)
RYL	Receive	3-Month USD-CPURNSA	1.935	10/23/2016		66,700	0	(1,955)	0	(1,955)
	Receive	3-Month USD-CPURNSA	2.250	07/15/2017		411,800	278	(22,322)	0	(22,044)
SOG	Receive	3-Month EUR-EXT-CPI	0.680	10/15/2018	EUR	2,000	1	(10)	0	(9)
	Receive	3-Month USD-CPURNSA	1.700	04/15/2017	$	3,350	0	15	15	0
UAG	Pay	1-Month GBP-UKRPI	3.195	04/15/2030	GBP	23,600	0	341	341	0
	Receive	3-Month EUR-EXT-CPI	0.525	10/15/2017	EUR	14,300	7	(40)	0	(33)
	Receive	3-Month EUR-EXT-CPI	0.610	09/15/2018		22,600	0	(71)	0	(71)
	Pay	3-Month USD-CPURNSA	2.062	05/12/2025	$	45,300	0	1,472	1,472	0

							$249	$(53,465)	$19,189	$(72,405)

Total Swap Agreements							$(6,365)	$(52,107)	$19,228	$(77,700)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	45

Schedule of Investments PIMCO Real Return Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2016:

(j)	Securities with an aggregate market value of $215,138 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agree ments	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agree ments	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure (6)
AZD	$121	$0	$0	$121	$(8)	$0	$0	$(8)	$113	$0	$113
BOA	2,575	0	1,023	3,598	(16,006)	0	(6,649)	(22,655)	(19,057)	20,141	1,084
BPS	2,287	0	1,463	3,750	(25,374)	(287)	(2,437)	(28,098)	(24,348)	24,965	617
BRC	82	0	4	86	(1,236)	(20)	(12,226)	(13,482)	(13,396)	13,787	391
CBK	302	130	2,489	2,921	(13,161)	(15)	(3,166)	(16,342)	(13,421)	13,644	223
DUB	748	6,245	3,708	10,701	(13,783)	(2,511)	(4,348)	(20,642)	(9,941)	9,878	(63)
FAR	0	6,449	0	6,449	0	(4,919)	0	(4,919)	1,530	(1,360)	170
FBF	0	0	181	181	(15)	(6,302)	(3,383)	(9,700)	(9,519)	10,422	903
GLM	819	267	7,658	8,744	(15,464)	(721)	(17,235)	(33,420)	(24,676)	20,966	(3,710)
GST	0	0	0	0	0	0	(1,622)	(1,622)	(1,622)	1,793	171
HUS	1,584	0	0	1,584	(2,216)	0	(83)	(2,299)	(715)	498	(217)
IND	280	0	0	280	(320)	0	0	(320)	(40)	0	(40)
JPM	4,825	0	585	5,410	(59,044)	(2,031)	(2,235)	(63,310)	(57,900)	59,777	1,877
MEI	0	0	0	0	0	0	(116)	(116)	(116)	0	(116)
MSB	3,464	0	0	3,464	(1,564)	0	0	(1,564)	1,900	(2,310)	(410)
MYC	0	14,565	289	14,854	0	(7,522)	(79)	(7,601)	7,253	(9,350)	(2,097)
NAB	0	0	0	0	(54)	0	0	(54)	(54)	0	(54)
NGF	0	16,054	0	16,054	0	(5,354)	(9)	(5,363)	10,691	(10,634)	57
RBC	0	730	0	730	0	0	0	0	730	(690)	40
RYL	71	0	0	71	0	0	(23,999)	(23,999)	(23,928)	24,348	420
SCX	2,345	0	0	2,345	(2,710)	(133)	0	(2,843)	(498)	0	(498)
SOG	37	0	15	52	(3,286)	(93)	(9)	(3,388)	(3,336)	4,018	682
TOR	0	0	0	0	(10,519)	0	0	(10,519)	(10,519)	10,513	(6)
UAG	769	0	1,813	2,582	(893)	0	(104)	(997)	1,585	(1,633)	(48)

Total Over the Counter	$20,309	$44,440	$19,228	$83,977	$(165,653)	$(29,908)	$(77,700)	$(273,261)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

46	PIMCO REAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2016

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$4,886	$4,886
Swap Agreements	0	0	0	0	13,109	13,109

	$0	$0	$0	$0	$17,995	$17,995

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$20,309	$0	$20,309
Purchased Options	0	0	0	0	44,440	44,440
Swap Agreements	0	39	0	0	19,189	19,228

	$0	$39	$0	$20,309	$63,629	$83,977

	$0	$39	$0	$20,309	$81,624	$101,972

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$278	$278
Futures	0	0	0	0	2,183	2,183
Swap Agreements	0	134	0	0	959	1,093

	$0	$134	$0	$0	$3,420	$3,554

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$165,653	$0	$165,653
Written Options	0	309	0	659	28,940	29,908
Swap Agreements	0	5,295	0	0	72,405	77,700

	$0	$5,604	$0	$166,312	$101,345	$273,261

	$0	$5,738	$0	$166,312	$104,765	$276,815

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1,765	$1,765
Futures	3,117	0	0	0	14,290	17,407
Swap Agreements	0	(2,735)	0	0	(146,866)	(149,601)

	$3,117	$(2,735)	$0	$0	$(130,811)	$(130,429)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$10,858	$0	$10,858
Purchased Options	0	0	0	(502)	(13,891)	(14,393)
Written Options	0	1,150	0	3,814	7,565	12,529
Swap Agreements	0	746	0	102	1,847	2,695

	$0	$1,896	$0	$14,272	$(4,479)	$11,689

	$3,117	$(839)	$0	$14,272	$(135,290)	$(118,740)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	47

Schedule of Investments PIMCO Real Return Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$217	$217
Futures	100	0	0	0	1,756	1,856
Swap Agreements	0	(390)	0	0	59,400	59,010

	$100	$(390)	$0	$0	$61,373	$61,083

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(85,066)	$0	$(85,066)
Purchased Options	0	0	0	0	(9,188)	(9,188)
Written Options	0	(127)	0	1,172	15,180	16,225
Swap Agreements	0	986	0	0	(5,998)	(5,012)

	$0	$859	$0	$(83,894)	$(6)	$(83,041)

	$100	$469	$0	$(83,894)	$61,367	$(21,958)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Investments in Securities, at Value
Bank Loan Obligations	$0	$191	$0	$191
Corporate Bonds & Notes
Banking & Finance	0	525,993	32,016	558,009
Industrials	0	90,951	0	90,951
Utilities	0	40,327	0	40,327
U.S. Government Agencies	0	730,446	0	730,446
U.S. Treasury Obligations	0	12,734,064	0	12,734,064
Non-Agency Mortgage-Backed Securities	0	299,773	0	299,773
Asset-Backed Securities	0	345,762	0	345,762
Sovereign Issues	0	1,084,534	0	1,084,534
Preferred Securities
Banking & Finance	4,584	0	0	4,584
Short-Term Instruments
Certificates of Deposit	0	254,835	0	254,835
Repurchase Agreements	0	4,714	0	4,714
Japan Treasury Bills	0	527,820	0	527,820
U.S. Treasury Bills	0	21,184	0	21,184
	$4,584	$16,660,594	$32,016	$16,697,194

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$134	$0	$0	$134

Total Investments	$4,718	$16,660,594	$32,016	$16,697,328

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(20,408)	$0	$(20,408)

48	PIMCO REAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2016

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$4,886	$13,109	$0	$17,995
Over the counter	0	83,977	0	83,977
	$4,886	$97,086	$0	$101,972

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(2,183)	(1,371)	0	(3,554)
Over the counter	0	(273,261)	0	(273,261)
	$(2,183)	$(274,632)	$0	$(276,815)

Totals	$7,421	$16,462,640	$32,016	$16,502,077

There were no significant transfers between Levels 1, 2, or 3 during the period ended September 30, 2016.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2016	49

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A, Class C and Class R shares of the PIMCO Real Return Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled within a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies are recorded as dividend income. Long-term capital gain distributions received from registered investment companies are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

50	PIMCO REAL RETURN FUND

(Unaudited)

September 30, 2016

(b) Cash and Foreign Currency  The functional and reporting currency for the Fund is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of transactions that may cause character differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	51

Notes to Financial Statements (Cont.)

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a Statement of Cash Flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the entity’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the entity had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Funds with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements or sale-buyback transactions, have been determined to be at a level requiring a Statement of Cash Flows. The Statement of Cash Flows, as applicable, has been prepared using the indirect method which requires net increase (decrease) in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(f) New Accounting Pronouncements  In August 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. The ASU did not have an impact on the Fund’s financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

52	PIMCO REAL RETURN FUND

(Unaudited)

September 30, 2016

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class. On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time its NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non- U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange- traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	53

Notes to Financial Statements (Cont.)

the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

54	PIMCO REAL RETURN FUND

(Unaudited)

September 30, 2016

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	55

Notes to Financial Statements (Cont.)

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

56	PIMCO REAL RETURN FUND

(Unaudited)

September 30, 2016

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short-Term Floating NAV Portfolio III (“Central Fund”) to the extent permitted by the Act and rules thereunder. The Central Fund is a registered investment company created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Fund are money market and short maturity fixed income instruments. The Central Fund may incur expenses related to its investment activities, but does not pay Investment

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	57

Notes to Financial Statements (Cont.)

Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Fund is considered to be affiliated with the Fund. The table below shows the Fund’s transactions in and earnings from investments in the affiliated Fund for the period ended September 30, 2016 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$365,125	$2,018,337	$(2,383,300)	$67	$(95)	$134	$437	$0
†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(d) in the Notes to Financial Statements for more information.

(b) Investments in Securities

Delayed-Delivery Transactions  The Fund may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Loan Participations, Assignments and Originations  The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short

58	PIMCO REAL RETURN FUND

(Unaudited)

September 30, 2016

period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of September 30, 2016, the Fund had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Fund may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	59

Notes to Financial Statements (Cont.)

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Restricted Securities  The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities may generally be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities held by the Fund at September 30, 2016 are disclosed in the Notes to Schedule of Investments.

U.S. Government Agencies or Government-Sponsored Enterprises  The Fund may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

60	PIMCO REAL RETURN FUND

(Unaudited)

September 30, 2016

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The Fund may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a To Be Announced (“TBA”) security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Fund may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements, and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	61

Notes to Financial Statements (Cont.)

to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Fund may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Fund may enter into short sales transactions. A short sale is a transaction in which the Fund sells securities it may not own in anticipation of a decline in the fair value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Fund is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

62	PIMCO REAL RETURN FUND

(Unaudited)

September 30, 2016

(a) Forward Foreign Currency Contracts  The Fund may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Fund may enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Fund may write or purchase options to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	63

Notes to Financial Statements (Cont.)

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  The Fund may write or purchase credit default swaptions to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  The Fund may write or purchase foreign currency options. Purchasing foreign currency options gives the Fund the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  The Fund may write or purchase inflation-capped options to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate-Capped Options  The Fund may write or purchase interest rate-capped options to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect the Fund from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  The Fund may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  The Fund may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

(d) Swap Agreements  The Fund may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash

64	PIMCO REAL RETURN FUND

(Unaudited)

September 30, 2016

flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying the Fund’s investment policies and restrictions, swap agreements are generally valued by the Fund at market value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	65

Notes to Financial Statements (Cont.)

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Agreements  The Fund may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited

66	PIMCO REAL RETURN FUND

(Unaudited)

September 30, 2016

to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	67

Notes to Financial Statements (Cont.)

in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Fund may be subject to, please see the Important Information About the Fund.

Market Risks  The Fund’s investments in financial derivative instruments and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign (non U.S.) currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by the Fund will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Fund may lose money if these changes are not anticipated by the Fund’s management. The Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). At present, the U.S. and many parts of the world, including certain European countries, are at or near historically low interest rates. The Fund may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Fund to lose value. If the Fund lost enough value, the Fund could face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Fund. Also, the Fund may be

68	PIMCO REAL RETURN FUND

(Unaudited)

September 30, 2016

adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Fund in the same manner as a high volume of redemption requests. Large shareholder transactions may impact the Fund’s liquidity and net asset value. Such transactions may also increase the Fund’s transaction costs or otherwise cause the Fund to perform differently than intended. Moreover, the Fund is subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder.

To the extent that the Fund may invest in securities and instruments that are economically tied to Russia, the Fund is subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions —which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Fund’s performance and/or ability to achieve its investment objective. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the Fund’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	69

Notes to Financial Statements (Cont.)

and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the creditworthiness of the Fund’s clearing broker, or the clearinghouse itself, rather than to a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Fund. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Fund through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Fund exceed a predetermined threshold, such counterparty shall advance collateral to the Fund in the form of cash or securities equal in value to the unpaid amount owed to the Fund. The Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

70	PIMCO REAL RETURN FUND

(Unaudited)

September 30, 2016

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	71

Notes to Financial Statements (Cont.)

obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Supervisory and Administrative Fees for all classes, as applicable, are charged at an annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Supervisory and Administrative Fee
Institutional Class	0.20%
Class P	0.30%
Administrative Class	0.20%
Class D	0.35%
Class A	0.35%
Class C	0.35%
Class R	0.35%

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.50% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each

72	PIMCO REAL RETURN FUND

(Unaudited)

September 30, 2016

of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of the Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, the Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust paid distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A	—	0.25%
Class C	0.50%	0.25%
Class R	0.25%	0.25%

	Distribution and/or Servicing Fee

Administrative Class and Class D	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund. For the period ended September 30, 2016, the Distributor retained $3,410,859 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense,

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	73

Notes to Financial Statements (Cont.)

including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $145,000, plus $15,000 for each Board meeting attended in person, $750 ($2,000 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000, the valuation oversight committee lead receives an additional annual retainer of $8,500 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional annual retainer of $4,250) and the governance committee chair receives an additional annual retainer of $2,250. The Lead Independent Trustee receives an annual retainer of $13,000.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets except PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended September 30, 2016, the Fund engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands):

Purchases	Sales
$560,296	$134,106

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their

74	PIMCO REAL RETURN FUND

(Unaudited)

September 30, 2016

duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2016, were as follows (amounts in thousands):

U S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$10,179,784	$9,003,991	$728,383	$1,037,393

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Real Return Fund
	Six Months Ended 09/30/2016 (Unaudited)		Year Ended 03/31/2016
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	130,850	$1,450,778	128,867	$1,389,395
Class P	11,748	129,885	23,746	255,787
Administrative Class	7,409	81,819	19,295	206,251
Class D	4,180	46,083	14,389	155,190
Class A	15,404	170,088	35,490	380,937
Class C	1,170	12,944	2,502	26,908
Class R	3,327	36,745	7,287	78,347

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	75

Notes to Financial Statements (Cont.)

	PIMCO Real Return Fund
	Six Months Ended 09/30/2016 (Unaudited)		Year Ended 03/31/2016
	Shares	Amount	Shares	Amount

Issued as reinvestment of distributions
Institutional Class	2,315	$25,683	5,378	$57,873
Class P	226	2,500	520	5,590
Administrative Class	184	2,039	437	4,703
Class D	197	2,185	556	5,971
Class A	375	4,153	943	10,133
Class C	0	0	47	492
Class R	36	406	103	1,105

Cost of shares redeemed
Institutional Class	(59,069)	(652,788)	(252,593)	(2,700,813)
Class P	(10,196)	(112,625)	(32,392)	(347,026)
Administrative Class	(11,685)	(129,079)	(45,461)	(496,124)
Class D	(22,247)	(247,645)	(41,869)	(449,015)
Class A	(25,302)	(279,570)	(62,622)	(672,026)
Class C	(7,370)	(81,360)	(24,616)	(264,739)
Class R	(4,241)	(46,881)	(11,876)	(127,514)
Net increase (decrease) resulting from Fund share transactions	37,311	$415,360	(231,869)	$(2,478,575)
†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a non-public investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with the opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Fund or on PIMCO’s ability to provide investment management services to any Fund.

The foregoing speaks only as of the date of this report.

76	PIMCO REAL RETURN FUND

(Unaudited)

September 30, 2016

14. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of September 30, 2016, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the fiscal years ending in 2013-2015, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2016, the Fund had the following post-effective capital losses with no expiration (amounts in thousands):

Short-Term	Long-Term
$75,042	$211,247

As of September 30, 2016, the aggregate cost and the net unrealized appreciation (depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
$16,303,429	$461,724	$(67,825)	$393,899
(1)	Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	77

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	JPM	JPMorgan Chase Bank N.A.
BOA	Bank of America N.A.	JPS	JPMorgan Securities, Inc.
BOS	Banc of America Securities LLC	MEI	Merrill Lynch International
BPS	BNP Paribas S.A.	MSB	Morgan Stanley Bank, N.A
BRC	Barclays Bank PLC	MYC	Morgan Stanley Capital Services, Inc.
BSN	Bank of Nova Scotia	NAB	National Australia Bank Ltd.
CBK	Citibank N.A.	NGF	Nomura Global Financial Products, Inc.
DUB	Deutsche Bank AG	RBC	Royal Bank of Canada
FAR	Wells Fargo Bank National Association	RDR	RBC Capital Markets
FBF	Credit Suisse International	RYL	Royal Bank of Scotland Group PLC
GLM	Goldman Sachs Bank USA	SCX	Standard Chartered Bank
GRE	RBS Securities, Inc.	SOG	Societe Generale
GSC	Goldman Sachs & Co.	SSB	State Street Bank and Trust Co.
GST	Goldman Sachs International	TDM	TD Securities (USA) LLC
HUS	HSBC Bank USA N.A.	TOR	Toronto Dominion Bank
IND	Crédit Agricole Corporate and Investment Bank S.A.	UAG	UBS AG Stamford

Currency Abbreviations:
AUD	Australian Dollar	JPY	Japanese Yen
BRL	Brazilian Real	KRW	South Korean Won
CAD	Canadian Dollar	MXN	Mexican Peso
CHF	Swiss Franc	MYR	Malaysian Ringgit
CNH	Chinese Renminbi (Offshore)	NZD	New Zealand Dollar
COP	Colombian Peso	PLN	Polish Zloty
DKK	Danish Krone	SGD	Singapore Dollar
EUR	Euro	TRY	Turkish New Lira
GBP	British Pound	TWD	Taiwanese Dollar
INR	Indian Rupee	USD (or $)	United States Dollar

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:
CDX.IG	Credit Derivatives Index - Investment Grade	EXT-CPI	Excluding Tobacco-Non-revised Consumer Price Index
CMBX	Commercial Mortgage-Backed Index	FRCPI	France Consumer Price Index
CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	UKRPI	United Kingdom Retail Price Index
CPI	Consumer Price Index
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index

Other Abbreviations:
ABS	Asset-Backed Security	EURIBOR	Euro Interbank Offered Rate
ALT	Alternate Loan Trust	LIBOR	London Interbank Offered Rate
CDO	Collateralized Debt Obligation	OAT	Obligations Assimilables du Trésor
CLO	Collateralized Loan Obligation	REMIC	Real Estate Mortgage Investment Conduit

78	PIMCO REAL RETURN FUND

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement and Amended and Restated Sub-Advisory Agreement

At a meeting held on August 15-16, 2016, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2017. The Board also considered and unanimously approved the renewal of the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement” and together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2017. In addition, the Board considered and unanimously approved the renewal of the: (i) Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); and (ii) Amended and Restated Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between PIMCO, on behalf of PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE Fundamental PLUS EMG Fund, PIMCO RAE Fundamental PLUS Fund, PIMCO RAE Fundamental PLUS International Fund, PIMCO RAE Fundamental PLUS Small Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund, PIMCO RAE Worldwide Fundamental Advantage PLUS Fund and PIMCO RAE Worldwide Long/Short PLUS Fund, each a series of the Trust, and Research Affiliates, each for an additional one-year term through August 31, 2017.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Funds, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds, and information about the

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	79

Approval of Investment Advisory Contract and Other Agreements (Cont.)

fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance information and fee and expense data. The Board received presentations on matters related to the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 15-16, 2016 meeting. The Independent Trustees also conducted a telephonic meeting with counsel to the Trust and the Independent Trustees in advance of the August 15-16, 2016 meeting to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement. In addition, the Independent Trustees requested and received additional information from PIMCO including, but not limited to, information related to profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to investing in information technology and infrastructure supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract, retain and

80	PIMCO REAL RETURN FUND

(Unaudited)

promote qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Funds.

The Trustees considered information they had received about the steps that PIMCO has taken with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the Counterparty Risk Committee, which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees also considered that PIMCO has continued to strengthen the process it uses to assess the financial stability of counterparties with which the Funds do business, to manage collateral and to protect the Funds from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2015, including, but not limited to: continuing enhancement of analytics and technology systems; enhancing data processing and security and development tools and applications; continuing investment in its enterprise risk management function, including PIMCO’s cybersecurity program; building specialized talent in the PIMCO Global Advisory Board and continuing to hire new portfolio managers; continuing to expand the Funds Business Group global operating model; developing a website monitoring application to ensure accurate data content; engaging a third-party to perform an independent assessment of the application utilized for income servicing and enhancing the application to provide portfolio managers with more timely and high quality quarterly reporting; establishing a Fund Treasurer’s Office to provide, among other things, guidance with respect to industry and regulatory initiatives; advancing technology developers in global tax management application; conducting an end-to-end review of State Street IMS, custodian and pricing vendor connectivity in connection with the pricing function; continuing development of Pricing Portal to improve identification and feedback to vendors regarding valuations; continuing extensive pricing vendor due diligence; and partnering with Boston Financial Data Services, Inc. to establish secondary call center and other call center enhancements. The Trustees also considered the Funds’ outflows over recent periods, including whether the decline in the Funds’ assets and the reduction in PIMCO’s total assets under management materially impacted the service quality or resources available to the Funds. The Trustees concluded that there has been no adverse impact to service quality or resource available to the Funds.

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	81

Approval of Investment Advisory Contract and Other Agreements (Cont.)

Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund and the sub-advisory services provided by Research Affiliates to the PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE Fundamental PLUS EMG Fund, PIMCO RAE Fundamental PLUS Fund, PIMCO RAE Fundamental PLUS International Fund, PIMCO RAE Fundamental PLUS Small Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund, PIMCO RAE Worldwide Fundamental Advantage PLUS Fund and PIMCO RAE Worldwide Long/Short PLUS Fund. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and, in particular, the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement and Sub-Advisory Agreement are likely to continue to benefit the Funds and their shareholders, as applicable.

(b) Other Services: The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended May 31, 2016 and other performance data, as available, over short- and long-term periods ended June 30, 2016 (the “PIMCO Report”) and from Lipper concerning the Funds’ performance, as available, over short- and long-term periods ended May 31, 2016 (the “Lipper Report”).

The Board considered information regarding both the short- and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and

82	PIMCO REAL RETURN FUND

(Unaudited)

Lipper Report, which were provided in advance of the August 15-16, 2016 meeting. The Trustees noted that a majority of the Funds outperformed their respective Lipper medians over the three-, five- and ten-year periods ended June 30, 2016. The Board also noted that, as of June 30, 2016, the Institutional Class of 60%, 63% and 99% of the Funds’ assets (based on Institutional Class performance) outperformed their relative Lipper category median on a net-of-fees basis over the three-, five- and ten-year periods, respectively. In addition, the Board noted that the PIMCO Total Return Fund outperformed its benchmark for three-year periods as measured by monthly performance. The Trustees considered that other classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Funds may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: separate funds based upon maturity or duration; account for the applicable Funds’ hedging strategies; distinguish between enhanced index and actively managed equity strategies; include as many subsets as the Funds offer (i.e., Funds may be placed in a “catch-all” Lipper category to which they do not properly belong); or account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Funds and their so-called peers may not be particularly relevant to the consideration of Fund performance but found the comparative information supported its overall evaluation.

The Trustees noted that a majority of the Funds outperformed their respective benchmark indexes over the five- and ten-year periods ended June 30, 2016. The Board also noted that, as of June 30, 2016, 46%, 53% and 88% of the Funds’ assets (based on Institutional Class performance) outperformed their relative benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board considered that, according to Lipper, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net-of-fees basis over certain short- and long-term periods. The Board discussed with PIMCO the reasons for the underperformance of these Funds over short- and long-term periods. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward. In addition, the Board considered PIMCO’s proposal to reduce the supervisory and administrative fees for certain share classes for the PIMCO All Asset Fund, PIMCO CommoditiesPLUS® Strategy Fund, PIMCO Emerging Local Bond Fund, PIMCO Global Multi-Asset Fund, PIMCO Long-Term U.S. Government Fund and the PIMCO RealPath™ Funds effective October 1, 2016, and that PIMCO is continuing fee waivers for certain Funds.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the management of a number of factors, including: varying maturities; prepayments; collateral management; counterparty management; pay-downs; credit and corporate events; workouts; derivatives; net new issuance in the bond market and extensive research for new issuances; and decreased market maker inventory levels. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages, including the Funds. Despite these challenges, the Board noted PIMCO’s ability

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	83

Approval of Investment Advisory Contract and Other Agreements (Cont.)

to generate “alpha” (i.e., non-market correlated excess performance) for its clients over time, including the Trust.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds to scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Fund returns to current and potential investors. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors. The Board considered that fund pricing generally is not driven by comparison to passively-managed products. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers reductions where appropriate, and noted in particular, the proposed reduction in supervisory and administrative fees for certain share classes for the PIMCO All Asset Fund, PIMCO CommoditiesPLUS® Strategy Fund, PIMCO Emerging Local Bond Fund, PIMCO Global Multi-Asset Fund, PIMCO Long-Term U.S. Government Fund and the PIMCO RealPath™ Funds effective October 1, 2016.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. In addition, the Board noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Funds in their respective wholly-owned subsidiaries.

The Board also reviewed data comparing the Funds’ advisory fees to the standard and negotiated fee rates PIMCO charges to separate accounts and sub-advised clients with similar investment strategies. The Board noted that advisory fees for most Funds were similar to the fee rates charged to separate account strategies with the same investment strategies as the Funds. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, the manner in which similar portfolios may be

84	PIMCO REAL RETURN FUND

(Unaudited)

managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor. In considering the fees paid by the Funds, the Board noted that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board also considered that as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels even if the Funds’ operating costs rise when assets remain flat or decrease. The Board considered that the Funds’ unified fee structure meant that fees were not impacted by recent outflows in certain Funds, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs are passed through to a smaller asset base. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Funds and classes. The Board noted that, with few exceptions, PIMCO has generally maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO those Funds and/or classes of

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	85

Approval of Investment Advisory Contract and Other Agreements (Cont.)

Funds that had above median total expenses. The Board noted that several Funds launched in recent years have been unique products that have few peers, if any, and cannot easily be grouped with comparable funds. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by Lipper, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Fund, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole, as well as the resulting level of profits to PIMCO, noting that those results were lower than the prior year due to declines in PIMCO’s revenue as a result of recent outflows and slower declines in PIMCO’s expenses. To the extent applicable, the Board also reviewed information regarding the portion of a Fund’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Fund. Additionally, the Board noted that profit margins with respect to the Funds were within the ranges of publicly held investment management companies reported by Lipper and Strategic Insight (an independent provider of fund industry research). The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, information security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Funds and their shareholders in a number of ways, including through the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. The Board reviewed the history of the Funds’ fee structure, noting that the unified fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Fund at specified levels for a period of time to make the Funds attractive to an institutional shareholder base. The Board noted that additional Funds and share classes have been launched on that institutional platform, which has meant that many of the Funds have traditionally had lower fees than many competitors. In considering the advisory fees paid by the Funds, the Board also noted that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception,

86	PIMCO REAL RETURN FUND

(Unaudited)

had been held steady at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed unified fees even if the particular Fund’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees noted, for example, that the Total Return Fund, which experienced significant outflows in 2014 and 2015, could have seen increases in effective fee rates and total expense ratios if its fee schedule had featured breakpoints or if it did not have a unified fee structure. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and each of the Funds, to the benefit of their respective shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO and Research Affiliates supported the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received

SEMIANNUAL REPORT	SEPTEMBER 30, 2016	87

Approval of Investment Advisory Contract and Other Agreements (Cont.)

reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements, and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement and the Sub-Advisory Agreement, and that the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement was in the best interests of the Funds and their shareholders.

88	PIMCO REAL RETURN FUND

(Unaudited)

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF4015SAR_093016

Item 2.	Code of Ethics.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

Item 6.	Schedule of Investments.

The information required by this Item 6 (except with respect to the PIMCO Total Return Fund and PIMCO Income Fund) is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Please note that the Registrant has included a summary schedule of portfolio securities of the PIMCO Income Fund in its report to shareholders, a copy of which is included under Item 1, for this reporting period. The PIMCO Income Fund’s complete schedule of investments in securities of unaffiliated issuers as of the close of this period as set forth in Section 210.12-12 of Regulation S-X is set forth below:

Schedule of Investments PIMCO Income Fund

September 30, 2016

(Unaudited)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 108.4%
BANK LOAN OBLIGATIONS 3.3%
ABC Supply Co., Inc.
TBD% due 09/23/2023	$20,000	$20,068
Avago Technologies Cayman Ltd.
3.524% due 02/01/2023	2,699	2,734
AWAS Aviation Capital Ltd.
4.870% due 10/03/2021 (j)	38,347	39,114
AWAS Finance Luxembourg S.A.
3.500% due 07/16/2018	2,219	2,232
Boyd Gaming Corp.
3.845% due 09/15/2023	7,200	7,258
Camelot Finance LP
TBD% due 09/07/2023	7,000	7,012
Camelot Finance S.A.
TBD% due 08/17/2019	41,200	40,885
Charter Communications Operating LLC
3.000% due 07/01/2020	4,588	4,605
DaVita Healthcare Partners, Inc.
3.500% due 06/24/2021	23,446	23,615
Delos Finance SARL
3.588% due 03/06/2021	28,357	28,580
Diamond Resorts Corp.
7.000% due 08/11/2023	35,000	34,563
Endo Luxembourg Finance Co. SARL
3.750% due 09/26/2022	11,200	11,190
Energy Future Intermediate Holding Co. LLC
4.250% due 12/19/2016	1,215,254	1,220,318
FCA U.S. LLC
3.250% due 12/31/2018	13,747	13,779
3.500% due 05/24/2017	13,074	13,115
Fortescue Metals Group Ltd.
3.750% due 06/30/2019	11,080	11,082
HCA, Inc.
3.588% due 02/15/2024	10,785	10,885
HD Supply, Inc.
TBD% due 09/14/2023	7,100	7,119
Hilton Worldwide Finance LLC
TBD% - 3.500% due 10/25/2023	154,965	156,293
3.500% due 10/26/2020	15,159	15,244
iHeartCommunications, Inc.
7.274% due 01/30/2019	185,570	142,927
Intelsat Jackson Holdings S.A.
3.750% due 06/30/2019	11,686	11,156
La Quinta Intermediate Holdings LLC
3.750% due 04/14/2021	3,489	3,479
Landry’s, Inc.
TBD% due 09/13/2023	4,100	4,126
Las Vegas Sands LLC
3.250% due 12/19/2020	5,270	5,305
Mallinckrodt International Finance S.A.
3.588% due 03/19/2021	4,330	4,334
MGM Growth Properties Operating Partnership LP
4.000% due 04/25/2023	34,656	35,002
Nextstar Broadcasting, Inc.
TBD% due 09/21/2023	21,800	21,933
Nielsen Finance LLC
TBD% due 09/23/2023	3,000	3,015
OGX (13.000% PIK)
13.000% due 04/10/2049 (c)	6,836	3,011
Reynolds Group Holdings, Inc.
4.250% due 02/05/2023	6,130	6,156
Rise Ltd.
4.750% due 01/31/2021 (j)	3,941	3,895
Sequa Corp.
5.250% due 06/19/2017	8,029	7,068
T-Mobile USA, Inc.
3.500% due 11/09/2022	40,596	40,941
Texas Competitive Electric Holdings Co.
5.000% due 10/31/2017	16,832	16,959
Univision Communications, Inc.
4.000% due 03/01/2020	140,228	140,580
UPC Financing Partnership
4.080% due 08/31/2024	30,800	30,968
Valeant Pharmaceuticals International, Inc.
5.250% due 12/11/2019	2,068	2,073
5.250% due 08/05/2020	13,435	13,455
5.500% due 04/01/2022	8,586	8,622
Versum Materials, Inc.
TBD% due 09/20/2023	8,300	8,360
Vertiv Co.
TBD% due 09/29/2023	12,500	12,125
Westmoreland Coal Co.
7.500% due 12/16/2020	17,572	13,706

Total Bank Loan Obligations (Cost $2,241,811)		2,208,887

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
CORPORATE BONDS & NOTES 19.7%
BANKING & FINANCE 12.9%
AerCap Aviation Solutions BV
6.375% due 05/30/2017		$1,440	$1,481
AerCap Ireland Capital Ltd.
3.750% due 05/15/2019		1,300	1,331
4.250% due 07/01/2020		1,500	1,560
4.625% due 10/30/2020		1,950	2,052
AGFC Capital Trust
6.000% due 01/15/2067		70,600	36,006
Alexandria Real Estate Equities, Inc.
4.600% due 04/01/2022		13,000	14,160
Ally Financial, Inc.
2.750% due 01/30/2017		52,430	52,570
3.250% due 09/29/2017		15,500	15,636
3.250% due 02/13/2018		4,900	4,961
3.250% due 11/05/2018		4,100	4,131
3.500% due 01/27/2019		825	834
3.600% due 05/21/2018		133,940	136,284
4.750% due 09/10/2018		31,735	32,925
5.500% due 02/15/2017		229,775	232,857
6.250% due 12/01/2017		40,790	42,473
American International Group, Inc.
3.900% due 04/01/2026		35,750	37,918
4.125% due 02/15/2024		1,240	1,339
Aviation Capital Group Corp.
4.625% due 01/31/2018		500	519
Banco Bilbao Vizcaya Argentaria S.A.
9.000% due 05/09/2018 (h)		6,600	6,782
Banco do Brasil S.A.
3.875% due 10/10/2022		3,571	3,375
Banco Espirito Santo S.A.
2.625% due 05/08/2017 ^	EUR	27,100	7,154
4.000% due 01/21/2019 ^		6,600	1,742
4.750% due 01/15/2018 ^		44,800	11,827
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (h)		900	1,046
Banco Santander S.A.
6.250% due 09/11/2021 (h)		34,600	34,948
Bank of America Corp.
3.300% due 01/11/2023		$3,500	3,634
3.875% due 08/01/2025		39,950	42,784
4.000% due 04/01/2024		2,000	2,160
4.057% due 10/21/2025	MXN	118,000	6,682
4.100% due 07/24/2023		$1,550	1,681
4.125% due 01/22/2024		3,300	3,586
6.400% due 08/28/2017		2,800	2,922
Bank of America N.A.
1.750% due 06/05/2018		27,600	27,775
Barclays Bank PLC
7.625% due 11/21/2022		197,706	220,022
7.750% due 04/10/2023		18,900	19,821
14.000% due 06/15/2019 (h)	GBP	5,800	9,421
Barclays PLC
3.650% due 03/16/2025		$1,100	1,089
4.375% due 01/12/2026		58,600	60,744
6.500% due 09/15/2019 (h)	EUR	91,740	96,499
7.875% due 09/15/2022 (h)	GBP	76,969	97,625
8.000% due 12/15/2020 (h)	EUR	106,150	119,691
8.250% due 12/15/2018 (h)		$44,399	44,510
BGC Partners, Inc.
5.125% due 05/27/2021		13,500	14,152
5.375% due 12/09/2019		51,850	55,223
Blackstone CQP Holdco LP
9.296% due 03/19/2019		292,704	296,363
BNP Paribas S.A.
7.375% due 08/19/2025 (h)		5,000	4,994
7.625% due 03/30/2021 (h)		21,300	22,046
BPCE S.A.
12.500% due 09/30/2019 (h)		33,500	42,507
BRFkredit A/S
2.000% due 10/01/2017	DKK	151,800	23,443
Brixmor Operating Partnership LP
3.250% due 09/15/2023		$12,000	12,052
Cantor Fitzgerald LP
7.875% due 10/15/2019		10,586	11,779
CIT Group, Inc.
4.250% due 08/15/2017		108,522	110,692
5.000% due 05/15/2017		70,711	72,125

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
5.250% due 03/15/2018		$11,672	$12,168
5.375% due 05/15/2020		5,000	5,356
6.625% due 04/01/2018		3,300	3,510
Citigroup, Inc.
2.255% due 09/01/2023		17,238	17,335
Co-operative Group Holdings Ltd.
6.875% due 07/08/2020	GBP	2,698	4,065
7.500% due 07/08/2026		950	1,482
Cooperatieve Rabobank UA
6.875% due 03/19/2020	EUR	41,450	55,114
8.400% due 06/29/2017 (h)		$20,520	21,396
11.000% due 06/30/2019 (h)		1,100	1,337
Corp. Andina de Fomento
3.950% due 10/15/2021 (g)	MXN	54,439	2,841
Credit Agricole S.A.
7.500% due 06/23/2026 (h)	GBP	16,700	21,483
7.875% due 01/23/2024 (h)		$19,500	19,586
8.125% due 12/23/2025 (h)		26,600	28,288
8.375% due 10/13/2019 (h)		500	567
Credit Suisse AG
6.500% due 08/08/2023		3,700	4,024
Credit Suisse Group AG
6.250% due 12/18/2024 (h)		11,200	10,633
7.500% due 12/11/2023 (h)		32,500	33,146
Credit Suisse Group Funding Guernsey Ltd.
2.969% due 04/16/2021		7,500	7,766
3.450% due 04/16/2021		22,400	22,881
3.750% due 03/26/2025		250	249
3.800% due 09/15/2022		9,750	9,975
4.550% due 04/17/2026		29,900	31,474
Crown Castle International Corp.
5.250% due 01/15/2023		102	116
Deutsche Bank AG
1.350% due 05/30/2017		13,000	12,747
E*TRADE Financial Corp.
5.375% due 11/15/2022		450	480
Eksportfinans ASA
5.500% due 06/26/2017		3,100	3,181
Essex Portfolio LP
3.375% due 04/15/2026		6,400	6,560
Ford Motor Credit Co. LLC
1.361% due 09/08/2017		300	300
1.605% due 01/09/2018		3,000	3,008
1.675% due 03/12/2019		1,300	1,302
1.684% due 09/08/2017		200	200
1.724% due 12/06/2017		200	200
1.750% due 06/15/2018		200	201
2.240% due 06/15/2018		4,710	4,749
2.241% due 01/08/2019		200	203
2.375% due 01/16/2018		10,500	10,588
2.551% due 10/05/2018		2,200	2,233
3.157% due 08/04/2020		500	515
5.000% due 05/15/2018		2,500	2,625
General Motors Financial Co., Inc.
6.750% due 06/01/2018		2,200	2,369
Goldman Sachs Group, Inc.
3.750% due 05/22/2025		4,950	5,210
4.750% due 10/21/2045		4,600	5,197
Goodman Funding Pty. Ltd.
6.375% due 04/15/2021		4,000	4,686
HBOS PLC
6.750% due 05/21/2018		16,800	17,997
Hospitality Properties Trust
5.000% due 08/15/2022		11,895	12,930
Host Hotels & Resorts LP
4.000% due 06/15/2025		6,070	6,199
HSBC Holdings PLC
3.081% due 03/08/2021		49,844	52,089
3.400% due 03/08/2021		39,300	40,674
3.600% due 05/25/2023		45,790	47,348
4.250% due 08/18/2025		200	206
4.300% due 03/08/2026		78,900	84,704
6.000% due 09/29/2023 (h)	EUR	4,225	4,989
Industrial & Commercial Bank of China Ltd.
2.007% due 11/13/2017		$700	702
International Lease Finance Corp.
3.875% due 04/15/2018		1,370	1,406
5.875% due 04/01/2019		16,100	17,287
6.250% due 05/15/2019		17,412	18,914
7.125% due 09/01/2018		38,500	42,109
8.250% due 12/15/2020		35,548	42,302

See Accompanying Notes	1

Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
8.750% due 03/15/2017		$3,758	$3,870
8.875% due 09/01/2017		2,000	2,123
Jefferies Finance LLC
6.875% due 04/15/2022		3,300	3,086
7.500% due 04/15/2021		3,600	3,515
Jefferies Group LLC
6.500% due 01/20/2043		42,700	44,797
JPMorgan Chase & Co.
2.322% due 03/01/2021		34,600	35,480
2.550% due 03/01/2021		35,600	36,278
KBC Bank NV
8.000% due 01/25/2023		13,400	14,258
Kilroy Realty LP
4.800% due 07/15/2018		11,000	11,504
Kookmin Bank
2.250% due 02/03/2021		40,400	41,151
Lloyds Bank PLC
12.000% due 12/16/2024 (h)(l)		25,150	34,613
Lloyds Banking Group PLC
3.100% due 07/06/2021		5,080	5,196
7.500% due 06/27/2024 (h)		4,924	5,097
7.625% due 06/27/2023 (h)	GBP	98,463	130,813
7.875% due 06/27/2029 (h)		32,332	43,663
MMcapS Funding Ltd.
1.147% due 12/26/2039		$27,564	20,122
MMCapS Funding Ltd.
1.357% due 12/26/2039		10,100	4,848
National Bank of Greece S.A.
3.875% due 10/07/2016	EUR	38,350	43,051
Nationwide Building Society
3.900% due 07/21/2025		$8,400	9,120
10.250% due 06/09/2049 (h)	GBP	53	8,727
Navient Corp.
4.625% due 09/25/2017		$700	711
4.875% due 06/17/2019		16,400	16,380
5.500% due 01/15/2019		17,289	17,592
6.000% due 01/25/2017		1,900	1,920
6.625% due 07/26/2021		22,590	22,816
8.000% due 03/25/2020		3,600	3,870
8.450% due 06/15/2018		31,475	33,914
Nordea Kredit Realkreditaktieselskab
2.000% due 04/01/2017	DKK	240,000	36,643
2.000% due 10/01/2017		195,300	30,113
2.000% due 10/01/2047		104,567	15,639
2.500% due 10/01/2037		46,400	7,259
2.500% due 10/01/2047		51,356	7,931
3.000% due 10/01/2047		155,578	24,348
Novo Banco S.A.
5.000% due 04/04/2019	EUR	15,147	11,740
5.000% due 04/23/2019 (l)		26,936	21,029
5.000% due 05/14/2019		12,324	9,552
5.000% due 05/21/2019		25,023	19,887
5.000% due 05/23/2019		8,606	6,815
Nykredit Realkredit A/S
1.000% due 04/01/2017	DKK	178,500	27,154
1.000% due 07/01/2017		153,800	23,444
1.000% due 10/01/2017		593,400	90,784
1.000% due 01/01/2019		150,000	23,219
2.000% due 04/01/2017		419,000	63,951
2.000% due 07/01/2017		254,800	39,137
2.000% due 10/01/2017		403,500	62,280
2.000% due 10/01/2037		314,106	48,638
2.000% due 10/01/2047		387,979	57,981
2.500% due 10/01/2037		150,937	23,547
2.500% due 10/01/2047		2,160,390	333,614
3.000% due 10/01/2047		369,515	57,703
OneMain Financial Holdings LLC
6.750% due 12/15/2019		$41,200	43,559
7.250% due 12/15/2021		19,324	20,435
Oppenheimer Holdings, Inc.
8.750% due 04/15/2018		872	885
Preferred Term Securities Ltd.
0.000% due 09/26/2034		6,000	1,395
1.150% due 03/22/2037		99,981	70,987
1.150% due 12/22/2037		20,041	14,129
1.160% due 12/22/2036		106,166	80,686
1.190% due 09/22/2036		67,671	50,077
1.200% due 06/22/2037		53,200	24,738
1.220% due 09/22/2037		44,989	21,595
1.230% due 09/23/2035		1,197	952
1.230% due 12/22/2036		15,099	8,229
1.230% due 03/22/2037		48,836	22,953
1.240% due 12/22/2036		3,227	1,791
1.250% due 09/22/2036		30,623	14,699

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
1.250% due 12/22/2037		$2,226	$1,180
1.250% due 03/22/2038		126,523	84,333
1.257% due 06/23/2035		13,733	10,300
1.280% due 12/22/2035		31,619	16,916
1.300% due 03/22/2038		7,384	4,135
1.330% due 09/23/2035		15,742	8,816
1.350% due 03/23/2035		28,332	21,390
1.354% due 06/23/2035		10,965	5,647
1.430% due 03/23/2035		14,250	7,766
1.437% due 09/26/2034		7,500	4,088
1.450% due 03/22/2038		18,650	8,206
1.457% due 06/24/2034		9,239	5,543
1.470% due 12/22/2036		34,319	16,988
1.507% due 09/24/2033		411	345
1.577% due 07/03/2033		217	207
1.600% due 09/23/2035		21,634	11,033
1.687% due 09/24/2033		41,923	25,154
1.707% due 04/03/2033		422	359
1.717% due 07/03/2033		10,000	7,050
1.737% due 12/24/2033		5,000	3,250
1.750% due 03/22/2038		75,307	59,869
1.757% due 01/03/2033		22,233	16,564
Prologis International Funding S.A.
1.876% due 04/17/2025	EUR	1,000	1,202
Prologis LP
3.750% due 11/01/2025		$4,060	4,379
RCI Banque S.A.
3.500% due 04/03/2018		8,000	8,228
Realkredit Danmark A/S
1.000% due 01/01/2017	DKK	378,378	57,322
1.000% due 04/01/2017		2,015,680	306,257
2.000% due 04/01/2017		2,004,150	306,010
2.000% due 01/01/2018		117,200	18,187
2.000% due 10/01/2037		183,919	28,325
2.500% due 10/01/2037		212,956	33,303
2.500% due 10/01/2047		783,534	121,042
3.000% due 10/01/2047		189,286	29,644
Regional Diversified Funding Ltd.
1.045% due 01/25/2036		$1,770	1,390
Rio Oil Finance Trust
9.250% due 07/06/2024		7,610	7,021
9.750% due 01/06/2027		29,895	27,279
Royal Bank of Scotland Group PLC
2.500% due 03/22/2023	EUR	15,086	17,149
4.700% due 07/03/2018		$400	411
4.800% due 04/05/2026		88,700	91,567
7.500% due 08/10/2020 (h)		73,300	67,986
8.000% due 08/10/2025 (h)		23,400	22,055
8.625% due 08/15/2021 (h)		60,600	59,843
Royal Bank of Scotland PLC
6.934% due 04/09/2018	EUR	11,875	14,500
9.500% due 03/16/2022		$53,990	55,764
10.500% due 03/16/2022	EUR	1,100	1,291
13.125% due 03/19/2022	AUD	2,692	2,149
Santander Holdings USA, Inc.
4.500% due 07/17/2025		$134,600	140,190
Santander UK Group Holdings PLC
2.875% due 08/05/2021		24,400	24,412
4.750% due 09/15/2025		10,940	10,985
7.375% due 06/24/2022 (h)	GBP	16,284	20,890
Santander UK PLC
2.500% due 03/14/2019		$5,900	5,990
5.000% due 11/07/2023		6,700	7,005
Sberbank of Russia Via SB Capital S.A.
3.352% due 11/15/2019 (l)	EUR	28,800	34,103
4.950% due 02/07/2017		$88,800	89,770
5.180% due 06/28/2019		24,200	25,633
5.400% due 03/24/2017		4,500	4,577
5.717% due 06/16/2021		83,400	90,400
6.125% due 02/07/2022		231,885	256,215
SL Green Realty Corp.
4.500% due 12/01/2022		31,500	32,843
7.750% due 03/15/2020		21,995	25,626
SLM Student Loan Trust
0.248% due 12/15/2033	EUR	1,664	1,699
0.929% due 12/15/2039	GBP	14,107	15,484
Societe Generale S.A.
8.000% due 09/29/2025 (h)(l)		$40,000	39,800
Springleaf Finance Corp.
5.250% due 12/15/2019		4,800	4,914
6.500% due 09/15/2017		25,727	26,692
6.900% due 12/15/2017		148,234	156,202
8.250% due 12/15/2020		270,406	297,447

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Standard Chartered PLC
1.941% due 08/19/2019		$200	$202
Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (h)	EUR	19,491	24,520
Synchrony Financial
2.192% due 11/09/2017		$32,200	32,425
Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	5,243	6,853
5.744% due 04/13/2040		5,499	7,422
5.801% due 10/13/2040		22,780	30,297
6.052% due 10/13/2039		33,037	47,583
7.623% due 07/13/2039		7,468	11,788
TIG FinCo PLC
8.500% due 03/02/2020		1,665	2,209
8.750% due 04/02/2020		8,144	9,236
Toll Road Investors Partnership LP
0.000% due 02/15/2045 (f)		$102,551	26,574
Trafford Centre Finance Ltd.
1.223% due 07/28/2038	GBP	6,550	7,380
U.S. Capital Funding Ltd.
0.945% due 07/10/2043		$69,602	41,761
1.377% due 05/01/2034		2,429	1,943
1.637% due 05/01/2034		8,600	5,590
UBS AG
4.750% due 05/22/2023		2,900	2,961
4.750% due 02/12/2026	EUR	1,900	2,279
5.125% due 05/15/2024		$54,000	55,897
7.250% due 02/22/2022		13,700	13,936
7.625% due 08/17/2022		85,015	99,255
UBS Group Funding Jersey Ltd.
2.453% due 04/14/2021		30,000	30,756
2.950% due 09/24/2020		9,755	10,003
3.000% due 04/15/2021		37,400	38,456
4.125% due 09/24/2025		115,340	121,172
4.125% due 04/15/2026		17,300	18,213
Ventas Realty LP
3.250% due 10/15/2026		4,700	4,757
Vnesheconombank Via VEB Finance PLC
6.025% due 07/05/2022		7,057	7,526
6.902% due 07/09/2020		13,034	14,207
Volkswagen Bank GmbH
0.112% due 11/27/2017	EUR	7,200	8,050
Vonovia Finance BV
3.200% due 10/02/2017		$7,800	7,896
Wells Fargo & Co.
1.582% due 07/22/2020		25	25
2.175% due 03/04/2021		10,750	10,954
2.500% due 03/04/2021		18,400	18,666
Welltower, Inc.
4.250% due 04/01/2026		21,200	22,946

			8,557,226

INDUSTRIALS 3.6%
AbbVie, Inc.
2.500% due 05/14/2020		6,700	6,845
Activision Blizzard, Inc.
2.300% due 09/15/2021		5,000	5,016
Aetna, Inc.
2.400% due 06/15/2021		1,876	1,901
2.800% due 06/15/2023		11,702	11,971
3.200% due 06/15/2026		22,694	23,111
4.250% due 06/15/2036		9,826	10,235
4.375% due 06/15/2046		8,065	8,503
Alcoa, Inc.
5.550% due 02/01/2017		325	330
Altice Financing S.A.
7.500% due 05/15/2026		200	209
Altice Luxembourg S.A.
7.250% due 05/15/2022	EUR	4,600	5,468
7.750% due 05/15/2022		$9,000	9,641
American Airlines Pass-Through Trust
3.000% due 04/15/2030 (b)		25,000	25,234
3.200% due 12/15/2029		9,900	10,161
3.375% due 11/01/2028		6,682	6,857
3.650% due 12/15/2029		5,000	5,219
4.000% due 01/15/2027		2,807	2,986
5.250% due 07/31/2022		1,482	1,607
Amgen, Inc.
4.400% due 05/01/2045		6,400	6,767
Anheuser-Busch InBev Finance, Inc.
3.650% due 02/01/2026		11,421	12,254
4.700% due 02/01/2036		10,178	11,751
4.900% due 02/01/2046		21,706	26,141
Baxter International, Inc.
2.600% due 08/15/2026		7,056	6,994

2	See Accompanying Notes

September 30, 2016

(Unaudited)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
BMC Software Finance, Inc.
8.125% due 07/15/2021		$1,472	$1,343
Boston Scientific Corp.
2.850% due 05/15/2020		3,300	3,404
3.375% due 05/15/2022		1,710	1,801
3.850% due 05/15/2025		4,800	5,120
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (c)(l)		20,778	18,908
Caesars Entertainment Operating Co., Inc.
8.500% due 02/15/2020 ^(i)		148,688	156,122
9.000% due 02/15/2020 ^(i)		178,584	184,947
11.250% due 06/01/2017 ^(i)		36,934	38,227
California Resources Corp.
8.000% due 12/15/2022		59,944	40,162
Canadian Natural Resources Ltd.
1.750% due 01/15/2018		2,200	2,198
Central Nippon Expressway Co. Ltd.
2.369% due 09/10/2018		3,800	3,854
Charter Communications Operating LLC
3.579% due 07/23/2020		14,560	15,232
4.464% due 07/23/2022		23,840	25,776
4.908% due 07/23/2025		32,861	36,342
6.384% due 10/23/2035		7,280	8,614
Cheniere Corpus Christi Holdings LLC
7.000% due 06/30/2024		100	109
Chesapeake Energy Corp.
3.930% due 04/15/2019		5,340	5,020
Continental Airlines Pass-Through Trust
4.000% due 04/29/2026		1,221	1,308
5.500% due 04/29/2022		1,156	1,215
7.250% due 05/10/2021		6,231	7,127
7.707% due 10/02/2022		2,669	2,912
7.875% due 01/02/2020		858	891
CVS Health Corp.
3.875% due 07/20/2025		1,537	1,677
CVS Pass-Through Trust
4.163% due 08/11/2036		6,952	7,315
5.773% due 01/10/2033		5,932	6,914
5.880% due 01/10/2028		1,500	1,720
7.507% due 01/10/2032		4,219	5,399
Dakota Merger Sub, Inc.
7.750% due 09/01/2023		74,208	74,672
Delta Air Lines Pass-Through Trust
7.750% due 06/17/2021		4,608	5,207
DISH DBS Corp.
4.625% due 07/15/2017		900	918
EMD Finance LLC
1.700% due 03/19/2018		1,350	1,352
Enterprise Inns PLC
6.500% due 12/06/2018	GBP	15,418	21,559
6.875% due 02/15/2021		5,000	6,994
6.875% due 05/09/2025		15,750	20,642
Express Scripts Holding Co.
3.000% due 07/15/2023		$2,235	2,274
3.400% due 03/01/2027		6,447	6,502
4.800% due 07/15/2046		7,170	7,500
First Quantum Minerals Ltd.
6.750% due 02/15/2020		25,631	23,837
7.000% due 02/15/2021		14,714	13,353
7.250% due 10/15/2019		10,900	10,491
Gilead Sciences, Inc.
4.000% due 09/01/2036		6,500	6,655
Greene King Finance PLC
1.332% due 06/15/2031	GBP	6,545	7,692
5.702% due 12/15/2034		427	509
HCA, Inc.
3.750% due 03/15/2019		$39,602	40,939
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	74,500	82,434
5.014% due 12/27/2017		12,300	13,316
Hyatt Hotels Corp.
4.850% due 03/15/2026		$6,000	6,671
Hyundai Capital America
2.875% due 08/09/2018		5,073	5,179
iHeartCommunications, Inc.
9.000% due 12/15/2019		38,007	30,216
9.000% due 03/01/2021		140,606	105,279
9.000% due 09/15/2022		178,763	130,274
IHO Verwaltungs GmbH (2.750% Cash or 3.500% PIK)
2.750% due 09/15/2021 (c)	EUR	10,400	11,740
IHO Verwaltungs GmbH (3.250% Cash or 4.000% PIK)
3.250% due 09/15/2023 (c)		7,000	7,876
IHO Verwaltungs GmbH (3.750% Cash or 4.500% PIK)
3.750% due 09/15/2026 (c)		10,600	11,866

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Intelsat Luxembourg S.A.
8.125% due 06/01/2023		$3,500	$1,199
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019		18,780	16,996
Kinder Morgan Energy Partners LP
2.650% due 02/01/2019		1,000	1,009
3.450% due 02/15/2023		2,200	2,197
Kraft Heinz Foods Co.
3.000% due 06/01/2026		9	9
3.950% due 07/15/2025		27,059	29,346
4.375% due 06/01/2046		11,363	12,104
Newell Rubbermaid, Inc.
6.250% due 04/15/2018		400	427
Norwegian Air Shuttle ASA
4.875% due 11/10/2029		17,994	18,000
Novasep Holding S.A.S.
8.000% due 12/15/2016		389	348
NVIDIA Corp.
3.200% due 09/16/2026		4,500	4,554
OGX Austria GmbH
8.375% due 04/01/2022 ^		39,820	1
8.500% due 06/01/2018 ^		136,860	3
Pearson PLC
4.625% due 06/15/2018		200	208
Perstorp Holding AB
8.750% due 05/15/2017		41,900	41,910
9.000% due 05/15/2017	EUR	14,800	16,657
Petroleos de Venezuela S.A.
5.250% due 04/12/2017		$5,751	4,917
5.375% due 04/12/2027		33,529	14,084
6.000% due 11/15/2026		10,300	4,351
8.500% due 11/02/2017		2,556	2,211
Pioneer Natural Resources Co.
6.875% due 05/01/2018		1,300	1,397
7.500% due 01/15/2020		300	347
QVC, Inc.
5.450% due 08/15/2034		3,620	3,366
Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	50,689	77,839
Sabine Pass Liquefaction LLC
5.000% due 03/15/2027		$20,000	20,550
SABMiller Holdings, Inc.
3.750% due 01/15/2022		225	244
Sequa Corp.
7.000% due 12/15/2017		7,965	2,768
SFR Group S.A.
5.625% due 05/15/2024	EUR	1,800	2,093
6.000% due 05/15/2022		$10,600	10,852
6.250% due 05/15/2024		54,734	54,581
7.375% due 05/01/2026		118,750	121,533
Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019		35,900	35,959
2.400% due 09/23/2021		52,900	53,108
2.875% due 09/23/2023		54,000	54,332
3.200% due 09/23/2026		59,900	60,155
Spanish Broadcasting System, Inc.
12.500% due 04/15/2017		22,529	22,585
Spirit Issuer PLC
3.076% due 12/28/2031	GBP	12,786	15,162
5.472% due 12/28/2028		27,820	37,134
6.582% due 12/28/2027		16,389	22,471
Sydney Airport Finance Co. Pty. Ltd.
3.625% due 04/28/2026		$8,400	8,742
3.900% due 03/22/2023		9,500	10,130
Teva Pharmaceutical Finance Netherlands BV
2.800% due 07/21/2023		6,090	6,117
Thermo Fisher Scientific, Inc.
2.950% due 09/19/2026		4,600	4,595
3.000% due 04/15/2023		3,800	3,898
3.600% due 08/15/2021		100	106
4.150% due 02/01/2024		4,824	5,252
4.500% due 03/01/2021		4,070	4,499
Time Warner Cable LLC
6.750% due 07/01/2018		11,385	12,375
Times Square Hotel Trust
8.528% due 08/01/2026		1,680	1,996
Transocean, Inc.
9.000% due 07/15/2023		8,997	8,795
U.S. Airways Pass-Through Trust
7.125% due 04/22/2025		1,087	1,298
UAL Pass-Through Trust
9.750% due 07/15/2018		2,194	2,247
10.400% due 05/01/2018		12,359	12,389
Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	16,424	22,346
6.542% due 03/30/2021		10,245	14,316

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
United Airlines Pass-Through Trust
3.100% due 01/07/2030		$15,440	$15,808
4.000% due 10/11/2027		4,808	5,163
Universal Health Services, Inc.
3.750% due 08/01/2019		100	104
Valeant Pharmaceuticals International, Inc.
4.500% due 05/15/2023	EUR	9,200	8,221
Virgin Australia Trust
5.000% due 04/23/2025		$2,444	2,539
6.000% due 04/23/2022		512	520
Volkswagen Group of America Finance LLC
1.251% due 11/20/2017		600	598
1.281% due 05/22/2018		1,300	1,293
Walgreens Boots Alliance, Inc.
3.450% due 06/01/2026		3,480	3,622
Wesleyan University
4.781% due 07/01/2116		10,045	10,825
Western Gas Partners LP
4.650% due 07/01/2026		4,800	4,980
Westmoreland Coal Co.
8.750% due 01/01/2022		10,637	8,403
Wyndham Worldwide Corp.
5.625% due 03/01/2021		1,000	1,123
Yellowstone Energy LP
5.750% due 12/31/2026		5,604	5,853
Zimmer Biomet Holdings, Inc.
2.000% due 04/01/2018		400	403
2.700% due 04/01/2020		1,200	1,227
3.150% due 04/01/2022		100	104
3.375% due 11/30/2021		500	524
3.550% due 04/01/2025		5,346	5,523

			2,401,746

UTILITIES 3.2%
AT&T, Inc.
4.750% due 05/15/2046		100	106
5.650% due 02/15/2047		8,685	10,324
Duke Energy Corp.
2.650% due 09/01/2026		1,300	1,280
E.ON International Finance BV
5.800% due 04/30/2018		5,000	5,314
Exelon Corp.
3.400% due 04/15/2026		6,100	6,346
4.450% due 04/15/2046		5,400	5,840
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		104,130	105,046
6.000% due 11/27/2023		284,280	308,018
Gazprom OAO Via Gaz Capital S.A.
4.950% due 07/19/2022		3,000	3,142
4.950% due 02/06/2028		77,300	77,912
5.999% due 01/23/2021		98,967	107,726
6.510% due 03/07/2022		46,940	52,338
6.605% due 02/13/2018	EUR	10,150	12,223
7.288% due 08/16/2037		$83,399	98,557
8.146% due 04/11/2018		28,050	30,365
8.625% due 04/28/2034		170,424	224,790
9.250% due 04/23/2019		193,277	222,832
Illinois Power Generating Co.
6.300% due 04/01/2020		19,265	7,802
7.000% due 04/15/2018		18,925	7,665
7.950% due 06/01/2032		3,800	1,520
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022		18,375	5,788
Petrobras Global Finance BV
3.250% due 04/01/2019	EUR	10,333	11,657
3.737% due 03/17/2020		$41,182	40,358
3.750% due 01/14/2021	EUR	3,700	4,067
4.250% due 10/02/2023		600	628
4.375% due 05/20/2023		$18,520	16,612
4.875% due 03/17/2020		41,279	41,808
5.375% due 01/27/2021		35,274	35,009
5.625% due 05/20/2043		2,760	2,098
5.750% due 01/20/2020		54,533	56,333
5.875% due 03/07/2022	EUR	3,300	3,814
6.250% due 03/17/2024		$1,018	998
6.250% due 12/14/2026	GBP	5,700	6,915
6.625% due 01/16/2034		8,700	9,941
6.750% due 01/27/2041		$108,119	94,064
6.850% due 06/05/2115		80,647	68,631
6.875% due 01/20/2040		31,417	27,611
7.250% due 03/17/2044		5,050	4,595
7.875% due 03/15/2019		28,665	31,102
8.375% due 05/23/2021		230,523	253,160
8.750% due 05/23/2026		35,692	39,529

See Accompanying Notes	3

Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Sierra Hamilton LLC
12.250% due 12/15/2018		$15,300	$11,179
Sprint Communications, Inc.
6.000% due 12/01/2016		2,435	2,450
7.000% due 08/15/2020		14,400	14,544
9.125% due 03/01/2017		15	15
Sprint Corp.
7.125% due 06/15/2024		30,638	30,025
7.875% due 09/15/2023		860	873
Tenaska Alabama Partners LP
7.000% due 06/30/2021		660	683
Tokyo Electric Power Co. Holdings, Inc.
2.125% due 03/24/2017	CHF	3,000	3,130
Verizon Communications, Inc.
4.125% due 08/15/2046		$8,410	8,470
5.150% due 09/15/2023		31,348	36,539

			2,151,772

Total Corporate Bonds & Notes (Cost $13,141,708)			13,110,744

CONVERTIBLE BONDS & NOTES 0.1%
BANKING & FINANCE 0.1%
SL Green Operating Partnership LP
3.000% due 10/15/2017		25,000	34,937

Total Convertible Bonds & Notes (Cost $24,970)			34,937

MUNICIPAL BONDS & NOTES 0.3%
CALIFORNIA 0.1%
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050		4,500	7,206
6.918% due 04/01/2040		7,000	10,338
University of California Revenue Bonds, Series 2011
1.023% due 07/01/2041		8,040	8,041

			25,585

ILLINOIS 0.1%
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033		15,580	17,283
7.750% due 01/01/2042		27,620	29,732
Illinois State General Obligation Bonds, (BABs), Series 2010
6.630% due 02/01/2035		21,905	23,604
6.725% due 04/01/2035		2,780	3,040
7.350% due 07/01/2035		11,505	12,967
Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033		3,525	3,402

			90,028

MISSOURI 0.1%
Missouri Higher Education Loan Authority Revenue Bonds, (AMBAC Insured), Series 1995
0.309% due 02/15/2025		30,100	28,134
Missouri Higher Education Loan Authority Revenue Bonds, (AMBAC Insured), Series 1996
0.254% due 08/15/2025		26,550	24,815
Missouri Higher Education Loan Authority Revenue Bonds, (AMBAC Insured), Series 2006
1.654% due 06/01/2046		14,375	13,436

			66,385

Total Municipal Bonds & Notes (Cost $170,974)			181,998

U.S. GOVERNMENT AGENCIES 11.9%
Fannie Mae
0.584% due 12/25/2036		112	111
0.645% due 03/25/2034		30	30
0.675% due 08/25/2034		13	12
0.794% due 09/25/2031		2,438	2,365
0.875% due 03/25/2044		16	16
0.885% due 02/25/2022 (a)		254,084	8,266
0.925% due 11/25/2021 - 08/25/2036		36	36
0.931% due 04/18/2028 - 09/18/2031		8	8
0.975% due 07/25/2021		4	4
1.000% due 09/25/2022 (a)		101,713	4,009
1.050% due 04/25/2023		3	3
1.193% due 09/25/2022		2	2
1.225% due 08/25/2022		3	3
1.234% due 09/25/2018 (a)		139,159	1,645
1.325% due 05/25/2022		2	2
1.335% due 11/01/2028		27	28

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
1.375% due 05/25/2018 - 10/25/2020	$7	$7
1.420% due 03/25/2022	6	6
1.425% due 05/25/2021 - 10/25/2021	15	15
1.470% due 09/25/2022	2	2
1.520% due 01/25/2022	13	13
1.689% due 10/01/2044	7	7
1.725% due 01/25/2024	10	10
1.825% due 11/25/2021	12	12
1.875% due 01/01/2018	1	1
1.889% due 10/01/2040	46	47
1.940% due 04/01/2017 - 03/01/2033	41	44
1.941% due 10/01/2017 - 07/01/2018	7	7
1.965% due 12/01/2035	19	19
1.981% due 03/01/2020	3	3
2.000% due 08/01/2018	9	9
2.010% due 12/01/2034	191	198
2.049% due 02/01/2034	1,103	1,144
2.170% due 01/01/2019	3	3
2.200% due 08/01/2017	2	3
2.275% due 11/01/2033	12	12
2.306% due 07/01/2032	137	141
2.420% due 10/01/2025	14	14
2.423% due 01/25/2022 (a)	46,682	3,830
2.425% due 11/01/2033	49	51
2.427% due 07/01/2019	11	12
2.445% due 02/01/2032	8	9
2.450% due 08/01/2017	1	1
2.455% due 06/01/2025	1	1
2.480% due 01/01/2018	2	2
2.500% due 07/01/2017 - 08/25/2042	65,566	67,489
2.514% due 12/01/2027	1	1
2.526% due 01/01/2028	1	1
2.529% due 08/01/2033	82	85
2.545% due 12/01/2033	26	27
2.546% due 09/01/2035	12	12
2.589% due 10/01/2033	1	1
2.590% due 12/01/2032	2	2
2.593% due 09/01/2033	6	6
2.623% due 10/01/2032	17	18
2.633% due 07/01/2025	1	1
2.645% due 11/01/2029 - 09/01/2031	100	104
2.653% due 04/01/2024	6	6
2.668% due 07/01/2032	9	9
2.677% due 10/01/2034	167	170
2.686% due 04/01/2032	46	48
2.690% due 05/01/2024	29	29
2.726% due 04/01/2033	4	4
2.770% due 06/01/2032	84	86
2.775% due 05/01/2018 - 02/01/2032	20	20
2.799% due 04/01/2028	11	12
2.800% due 01/01/2035	127	128
2.805% due 05/01/2024	66	67
2.834% due 10/01/2036	6	7
2.855% due 08/01/2032	7	7
2.867% due 03/01/2033	215	223
2.870% due 10/01/2035	241	242
2.875% due 07/01/2025	36	36
2.893% due 10/01/2025	2	2
2.899% due 09/01/2030	28	29
2.930% due 03/01/2036	13	13
2.940% due 01/01/2029	22	23
2.951% due 09/01/2024	3	3
3.000% due 11/01/2016 - 11/01/2045	309,025	324,955
3.000% due 04/01/2031 (l)	32,572	34,249
3.000% due 06/25/2042 (a)	10,127	992
3.032% due 01/01/2018	1	1
3.045% due 03/01/2034	14	14
3.100% due 01/01/2026	30,000	32,386
3.125% due 07/01/2017	1	1
3.135% due 03/01/2036	49	51
3.325% due 07/01/2036	17	18
3.375% due 09/01/2024	34	34
3.500% due 08/01/2023 - 07/01/2046	278,146	293,576
3.500% due 02/25/2043 (a)	19,870	3,762
3.500% due 10/01/2045 - 09/01/2046 (l)	566,734	598,119
3.840% due 08/01/2021	18,522	20,274
4.000% due 03/01/2034 - 12/01/2045	122,149	133,361

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
4.000% due 12/01/2041 (l)	$50,986	$55,994
4.000% due 12/25/2042 (a)	3,941	704
4.049% due 12/01/2027	8	8
4.500% due 11/01/2023 - 01/01/2042	74,264	82,041
4.500% due 12/25/2042 (a)	3,418	653
4.525% due 05/25/2025	6,400	6,671
4.627% due 04/01/2027	69	69
4.975% due 09/01/2022	17	17
5.000% due 08/25/2033 - 06/25/2043	99,346	113,453
5.325% due 03/25/2041 (a)	8,980	1,488
5.447% due 09/01/2018	2	2
5.500% due 08/01/2023 - 06/01/2048	25,432	28,629
5.505% due 06/25/2037 (a)	1,430	254
5.525% due 03/25/2037 (a)	2,636	433
5.545% due 12/25/2036 - 02/25/2037 (a)	3,729	666
5.575% due 04/25/2037 (a)	2,522	442
5.585% due 04/25/2037 (a)	4,213	741
5.625% due 08/25/2035 - 02/25/2043 (a)	16,440	2,892
5.775% due 01/25/2038 (a)	6,421	950
5.825% due 01/25/2040 (a)	7,458	1,369
5.855% due 03/25/2037 (a)	7,731	1,539
5.875% due 05/25/2037 (a)	2,413	427
5.885% due 06/25/2037 (a)	8,382	1,591
5.915% due 04/25/2037 (a)	50,009	9,675
5.925% due 12/25/2037 - 10/25/2039 (a)	12,483	2,114
5.975% due 02/25/2037 (a)	5,791	1,027
6.000% due 06/25/2029 - 09/01/2040	43,872	50,586
6.025% due 10/25/2036 - 06/25/2040 (a)	6,708	1,348
6.075% due 11/25/2035 (a)	1,553	257
6.125% due 11/25/2036 - 04/25/2037 (a)	11,433	1,198
6.175% due 03/25/2036 (a)	5,015	956
6.265% due 04/25/2037 (a)	4,044	825
6.290% due 02/25/2029	421	451
6.475% due 02/25/2038 (a)	16,206	3,291
6.500% due 06/25/2028 - 02/01/2036	382	445
6.655% due 06/25/2042	31	36
6.675% due 02/25/2037 (a)	1,483	325
6.850% due 12/18/2027	11	12
6.900% due 05/25/2023	34	37
7.000% due 07/25/2022 - 01/25/2048	587	660
7.500% due 07/25/2022 - 06/25/2042	86	98
7.586% due 01/17/2040	218	227
8.000% due 07/25/2022	3	3
8.500% due 06/25/2030	228	270
8.600% due 08/25/2019	31	33
8.949% due 08/25/2043	674	689
15.880% due 03/25/2038	1,492	2,022
18.987% due 04/25/2023 (a)	41	15
Fannie Mae, TBA
2.500% due 11/01/2031	131,000	135,457
3.000% due 10/01/2031 - 11/01/2046	2,773,000	2,877,503
3.500% due 10/01/2046 - 11/01/2046	792,900	836,569
4.000% due 11/01/2046	2,000	2,146
Freddie Mac
0.100% due 05/25/2020 (a)	374,319	969
0.724% due 03/15/2031	44	44
0.729% due 01/25/2021 (a)	95,779	2,060
0.785% due 08/25/2031	20	19
0.840% due 03/25/2020 (a)	43,628	869
0.844% due 01/15/2038	95,171	94,750
0.942% due 01/25/2023 (a)	186,874	7,781
1.324% due 03/25/2029	18,200	18,210
1.326% due 06/25/2021 (a)	57,703	2,787
1.476% due 11/25/2019 (a)	124,537	4,062
1.521% due 12/25/2021 (a)	106,594	6,244
1.651% due 03/25/2019 (a)	50,647	1,583
1.689% due 10/25/2018 (a)	65,433	1,766
1.824% due 03/25/2029	5,000	5,011
1.866% due 09/25/2018 (a)	30,220	866
1.867% due 07/25/2044	16	16
1.874% due 03/25/2029	20,300	20,338
1.955% due 01/15/2038 (a)	95,171	5,891
2.000% due 01/01/2020	5	5

4	See Accompanying Notes

September 30, 2016

(Unaudited)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.114% due 10/15/2023	$267	$276
2.175% due 06/01/2019	9	9
2.250% due 04/01/2017	13	13
2.306% due 02/01/2033	2	2
2.347% due 02/01/2018	3	3
2.377% due 02/01/2037	9	9
2.472% due 04/01/2036	16	17
2.473% due 01/01/2033	13	14
2.480% due 09/01/2031	160	165
2.488% due 09/01/2034	57	60
2.495% due 08/01/2034	2	2
2.500% due 08/01/2027	23,074	23,955
2.508% due 09/01/2037	4	4
2.515% due 10/01/2032	44	46
2.517% due 05/01/2035	64	66
2.530% due 11/01/2017 - 08/01/2024	5	5
2.549% due 06/01/2037	3	4
2.553% due 02/01/2026	39	39
2.600% due 06/01/2033	14	14
2.615% due 09/01/2033	129	136
2.617% due 01/01/2033	10	11
2.627% due 07/01/2034	102	107
2.635% due 07/01/2025	51	52
2.643% due 11/01/2031	41	43
2.665% due 01/01/2037	279	290
2.690% due 12/01/2034	19	20
2.691% due 01/01/2035	119	126
2.694% due 09/01/2036	1	1
2.710% due 02/01/2036	13	13
2.712% due 11/01/2036	4	5
2.725% due 10/25/2028	2,250	2,288
2.730% due 07/01/2033	21	22
2.745% due 09/01/2037 (l)	64,286	68,043
2.750% due 07/01/2017	6	6
2.756% due 05/01/2019	62	63
2.760% due 05/01/2029	44	46
2.774% due 05/01/2037	10	11
2.775% due 04/01/2033	2	2
2.777% due 03/01/2031	36	37
2.790% due 01/01/2035	78	83
2.794% due 09/01/2023	6	6
2.806% due 12/01/2033	150	159
2.813% due 05/01/2033	25	27
2.816% due 12/01/2037	5	5
2.833% due 09/01/2033	6	6
2.851% due 03/01/2032	272	282
2.875% due 09/01/2032	33	33
2.952% due 11/01/2029	190	202
2.978% due 09/01/2037	11	11
3.000% due 10/01/2024 - 06/01/2045	30	30
3.000% due 03/15/2027 - 12/15/2042 (a)	80,034	10,425
3.013% due 08/01/2036	1	2
3.021% due 09/01/2024	15	15
3.027% due 04/01/2036	13	13
3.042% due 07/01/2033	41	43
3.065% due 08/01/2037	3	3
3.074% due 09/01/2037	4	4
3.084% due 09/01/2037	10	10
3.176% due 08/01/2035	12	13
3.207% due 03/01/2025	23	23
3.264% due 01/25/2019 (a)	24,999	1,170
3.376% due 11/01/2035	116	124
3.500% due 08/15/2042	8,074	8,671
3.500% due 12/15/2042 (a)	17,318	2,836
3.615% due 06/25/2041 (a)	3,500	519
3.775% due 05/25/2025	7,050	7,284
3.825% due 10/25/2027	4,050	4,217
4.000% due 04/15/2019 - 01/15/2041	23,218	25,376
4.500% due 11/15/2040	26,099	30,854
4.696% due 03/15/2036 (a)	3,219	348
5.000% due 02/15/2024 - 05/15/2038	10,770	11,859
5.426% due 11/15/2037 (a)	14,882	2,539
5.500% due 08/15/2036 - 06/15/2041	71,225	80,328
5.526% due 08/15/2037 (a)	2,115	406
5.625% due 07/01/2037 - 02/01/2038	673	757
5.676% due 06/15/2038 - 01/15/2042 (a)	13,112	2,211
5.916% due 03/15/2037 (a)	10,422	1,992

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
5.926% due 03/15/2037 - 06/15/2039 (a)	$4,631	$956
6.000% due 03/15/2017 - 02/15/2032	4,021	4,615
6.026% due 09/15/2036 (a)	4,997	944
6.046% due 09/15/2036 (a)	2,643	516
6.126% due 04/15/2036 - 05/15/2036 (a)	16,966	3,412
6.176% due 04/15/2026 (a)	2,072	296
6.226% due 01/15/2037 (a)	1,911	381
6.500% due 11/15/2021 - 04/15/2029	386	439
6.576% due 06/15/2032 (a)	2,264	104
6.626% due 08/15/2036 (a)	4,805	877
6.676% due 07/15/2034 (a)	1,432	198
6.750% due 01/15/2024	9	10
6.958% due 12/15/2042	4,568	4,841
7.000% due 05/15/2021 - 09/01/2047	790	893
7.250% due 09/15/2030	36	42
7.500% due 11/15/2021 - 09/15/2030	308	352
8.500% due 06/15/2031	129	152
8.560% due 05/15/2023	12	14
8.681% due 11/15/2043	46,058	57,843
8.841% due 08/15/2044	22,521	27,451
8.851% due 01/15/2041	1,620	1,991
9.000% due 09/15/2020 - 02/15/2021	20	21
9.811% due 02/15/2040	605	789
15.051% due 12/15/2031 - 02/15/2032	1,667	2,375
15.564% due 09/15/2034	2,008	2,387
18.661% due 02/15/2024	36	51
19.047% due 11/15/2023	43	61
19.567% due 10/15/2031	47	66
20.389% due 02/15/2024	14	21
Freddie Mac, TBA
3.000% due 11/01/2046	1,197,000	1,241,365
Ginnie Mae
0.686% due 08/16/2048 (a)	22,889	932
0.894% due 10/20/2062	11,072	11,012
0.957% due 03/16/2051 (a)	1,377	34
0.964% due 03/20/2063	1,532	1,527
0.988% due 10/16/2053 (a)	7,562	316
1.041% due 11/16/2043 (a)	58,955	2,589
1.144% due 07/20/2063	25,384	25,432
1.244% due 11/20/2065 - 08/20/2066	64,989	64,886
1.294% due 05/20/2066 - 07/20/2066	131,370	131,603
1.327% due 09/20/2066	14,500	14,467
1.344% due 04/20/2066	20,296	20,393
1.362% due 08/20/2066	17,784	17,831
1.494% due 03/20/2066	44,812	45,436
1.644% due 03/20/2066	12,676	12,992
1.875% due 10/20/2029	49	49
2.000% due 02/20/2024 - 01/20/2035	286	296
2.125% due 06/20/2022 - 06/20/2032	153	158
2.375% due 08/20/2033	9	10
3.500% due 01/20/2042 - 03/20/2043 (a)	8,079	467
4.000% due 03/20/2043 (a)	6,194	491
5.000% due 07/20/2033	475	529
5.500% due 04/20/2037	84	110
5.618% due 03/20/2043 (a)	56,363	5,157
5.625% due 07/20/2037 - 01/20/2038	895	996
6.100% due 06/15/2028 - 03/15/2029	747	858
6.490% due 01/15/2028 - 01/15/2029	762	882
26.314% due 03/20/2031	417	721
Small Business Administration
5.370% due 04/01/2028	615	685
7.100% due 02/01/2017	1	1
7.190% due 12/01/2019	68	70
7.590% due 01/01/2020	25	27
Vendee Mortgage Trust
6.500% due 09/15/2024	90	101

Total U.S. Government Agencies (Cost $7,889,865)		7,938,878

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
U.S. TREASURY OBLIGATIONS 16.9%
U.S. Treasury Bonds
2.250% due 08/15/2046 (l)	$21,500	$21,179
2.500% due 02/15/2045	290,100	300,809
2.500% due 05/15/2046	3,500	3,634
2.875% due 08/15/2045	19,300	21,569
3.000% due 11/15/2045	109,900	125,818
3.125% due 02/15/2043	73,046	85,378
3.625% due 08/15/2043	291,878	372,715
3.625% due 02/15/2044	109,800	140,252
3.750% due 11/15/2043	110,130	143,773
4.375% due 05/15/2040	54,000	75,648
4.500% due 08/15/2039	75,300	106,994
U.S. Treasury Inflation Protected Securities (g)
0.125% due 04/15/2018	82,578	83,508
0.125% due 04/15/2020 (n)(p)	33,809	34,489
0.250% due 01/15/2025	762	778
0.625% due 07/15/2021 (n)(p)	440,201	462,728
0.625% due 02/15/2043 (p)	4,710	4,756
0.750% due 02/15/2042 (p)	88,610	91,909
1.375% due 02/15/2044 (p)	76,967	91,884
1.625% due 01/15/2018	136,330	140,579
2.375% due 01/15/2025	1,086,146	1,296,737
2.500% due 01/15/2029	20,991	26,726
U.S. Treasury Notes
1.125% due 08/31/2021	98,000	97,920
1.375% due 10/31/2020 (n)(p)	336,100	340,065
1.375% due 04/30/2021 (n)(p)	248,900	251,559
1.375% due 08/31/2023	719,771	717,803
1.500% due 01/31/2022	191,100	193,690
1.625% due 02/15/2026	3,307	3,316
1.750% due 12/31/2020 (n)(p)	765,400	785,970
1.750% due 02/28/2022 (p)	71,750	73,639
1.875% due 08/31/2022	382,200	394,480
2.000% due 08/31/2021	315,000	327,249
2.000% due 10/31/2021	300,000	311,771
2.000% due 02/15/2025	406,928	421,671
2.125% due 08/31/2020 (n)(p)	76,900	80,020
2.125% due 06/30/2021 (n)(p)	176,400	184,228
2.125% due 08/15/2021	385,600	402,764
2.125% due 09/30/2021 (p)	509,800	532,811
2.125% due 12/31/2021	562,600	588,235
2.125% due 12/31/2022	150,000	156,996
2.125% due 05/15/2025 (p)	355,515	371,971
2.250% due 07/31/2021 (n)(p)	769,800	808,681
2.250% due 11/15/2025 (p)	502,970	531,341
3.625% due 02/15/2021 (n)(p)	46,300	51,233

Total U.S. Treasury Obligations (Cost $11,133,099)		11,259,276

NON-AGENCY MORTGAGE-BACKED SECURITIES 21.3%
Adjustable Rate Mortgage Trust
1.025% due 10/25/2035	284	264
1.025% due 03/25/2036	1,306	752
1.065% due 11/25/2035	8,918	7,913
1.065% due 01/25/2036	1,509	1,279
1.675% due 01/25/2035	11,848	9,604
2.875% due 07/25/2035	4,493	4,059
2.879% due 08/25/2036	9,456	6,388
2.909% due 01/25/2036 ^	538	475
3.050% due 02/25/2036	3,893	3,401
3.101% due 05/25/2035	10,137	10,023
3.124% due 09/25/2035	3,089	2,576
3.162% due 11/25/2035 ^	1,153	977
3.202% due 01/25/2036 ^	14,546	13,004
3.216% due 01/25/2036	2,520	2,183
3.237% due 11/25/2035 ^	3,200	2,885
3.296% due 11/25/2035 ^	445	385
3.511% due 03/25/2036	29,483	21,836
Alternative Loan Trust
0.925% due 08/25/2035	2,092	1,424
1.025% due 04/25/2036	12,392	6,342
2.307% due 05/25/2035	6,440	4,220

See Accompanying Notes	5

Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.821% due 12/25/2034		$17,884	$17,887
6.000% due 07/25/2036		22,547	19,501
American General Mortgage Loan Trust
0.000% due 09/25/2048 (f)		514,998	529,497
1.000% due 09/25/2048		78,937	78,510
American Home Mortgage Assets Trust
0.715% due 05/25/2046 ^		17,965	13,260
0.715% due 12/25/2046 ^		50,574	34,306
0.715% due 06/25/2047 ^		234	163
0.734% due 10/25/2046		380	255
1.427% due 11/25/2046		134,587	71,712
6.250% due 06/25/2037		15,516	12,195
American Home Mortgage Investment Trust
0.825% due 11/25/2045		540	426
0.825% due 05/25/2047		5,600	991
2.592% due 10/25/2034		3,456	3,313
2.920% due 10/25/2034		287	288
2.995% due 12/25/2035		486	317
2.995% due 11/25/2045 ^		54,229	41,369
3.229% due 06/25/2045		1,057	1,054
3.245% due 02/25/2045		22,576	22,750
5.408% due 09/25/2035		45,680	36,784
Angel Oak Mortgage Trust LLC
4.500% due 11/25/2045		10,127	10,181
Asti Finance SRL
0.456% due 05/27/2050	EUR	10,114	11,330
AyT Hipotecario FTA
0.000% due 03/18/2035		1,419	1,583
AyT Hipotecario Mixto Fondo de Titulizacion de Activos
0.000% due 09/15/2035		1,449	1,616
BAMLL Commercial Mortgage Securities Trust
1.744% due 01/15/2028		$3,000	3,003
3.418% due 07/05/2043		5,433	5,744
Banc of America Alternative Loan Trust
0.925% due 05/25/2035 ^		1,359	1,048
0.925% due 06/25/2046 ^		96	66
4.750% due 02/25/2019		11	11
5.500% due 07/25/2020 ^		56	55
5.500% due 10/25/2033		11,194	11,454
5.500% due 12/25/2035 ^		237	219
5.750% due 04/25/2034		756	766
6.000% due 03/25/2021 ^		40	38
6.000% due 06/25/2034		13,931	14,597
6.000% due 07/25/2034		13,493	14,156
6.000% due 11/25/2034		56	59
6.000% due 12/25/2034		55	59
6.000% due 07/25/2035 ^		11,814	11,298
6.000% due 08/25/2035 ^		1,817	1,628
6.000% due 01/25/2036 ^		30,682	29,314
6.000% due 03/25/2036 ^		6,122	5,993
6.000% due 06/25/2046 ^		407	363
6.000% due 07/25/2046 ^		1,371	1,162
6.030% due 11/25/2021 ^		355	329
Banc of America Commercial Mortgage Trust
5.428% due 01/15/2049		21,191	21,309
5.451% due 01/15/2049		26,275	26,382
5.723% due 06/10/2049		18,584	18,812
5.791% due 04/10/2049		10,342	10,399
Banc of America Funding Ltd.
0.785% due 10/03/2039		392	393
Banc of America Funding Trust
0.692% due 02/20/2047		12,175	10,570
0.812% due 05/20/2036		97,554	43,161
0.815% due 07/25/2037		364	312
0.842% due 09/20/2035 ^		7,167	4,971
1.025% due 07/25/2036 ^		85	60
2.123% due 06/20/2035 ^		1,300	831
2.354% due 01/26/2037		9	9
2.908% due 12/20/2034		539	501
2.990% due 05/20/2036 ^		459	416
2.991% due 03/20/2035		623	627
2.997% due 05/25/2035		70	66
3.002% due 01/20/2047 ^		302	256
3.056% due 03/20/2036		777	641
3.098% due 07/20/2036		10,332	10,074
3.196% due 09/20/2035 ^		727	552
3.201% due 09/20/2035		49	48
3.220% due 04/20/2035		469	417
3.298% due 10/20/2046 ^		402	301
3.299% due 11/20/2035		6,918	5,188
3.395% due 05/20/2034		815	810

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.467% due 09/20/2046 ^		$3,240	$2,632
3.819% due 03/20/2036		122	109
5.500% due 09/25/2034		108	108
5.500% due 03/25/2036 ^		223	213
5.888% due 04/25/2037 ^		704	614
6.000% due 09/25/2036 ^		5,068	4,561
6.000% due 08/25/2037 ^		15,109	13,296
6.000% due 10/26/2037		18,904	16,768
Banc of America Mortgage Trust
2.746% due 12/25/2033		199	196
2.763% due 12/25/2034		269	262
2.841% due 11/25/2035 ^		1,123	1,007
2.858% due 11/25/2034		150	145
2.892% due 02/25/2036 ^		5,869	5,447
2.901% due 01/25/2034		451	449
2.922% due 03/25/2034		11	11
2.954% due 11/25/2035 ^		559	519
2.965% due 02/25/2035		630	623
2.978% due 12/25/2033		107	106
3.007% due 01/25/2036 ^		436	380
3.033% due 04/25/2034		51	51
3.039% due 10/25/2035 ^		53	48
3.072% due 03/25/2035		3,822	3,478
3.072% due 11/20/2046 ^		87	72
3.123% due 08/25/2034		542	541
3.138% due 04/25/2035 ^		963	896
3.167% due 07/25/2034		35	35
3.193% due 09/25/2034		4,021	3,940
3.206% due 05/25/2033		30	29
3.222% due 05/25/2035 ^		478	451
3.226% due 09/25/2035 ^		1,556	1,437
3.239% due 07/25/2035 ^		1,812	1,688
3.246% due 06/25/2035		442	432
3.255% due 06/25/2035		269	260
3.256% due 09/25/2033		4,480	4,439
3.258% due 05/25/2034		911	904
3.260% due 02/25/2033		79	78
3.276% due 04/25/2033		154	151
3.287% due 09/25/2035		198	194
3.344% due 02/25/2035		519	509
3.374% due 05/25/2033		5	5
3.412% due 08/25/2033		38	37
3.546% due 07/20/2032		31	32
3.563% due 03/25/2033		297	296
5.000% due 08/25/2019		17	17
5.250% due 07/25/2035		350	330
5.500% due 09/25/2035 ^		413	394
5.500% due 09/25/2035		2,062	1,966
5.500% due 10/25/2035 ^		1,001	987
5.500% due 11/25/2035 ^		3,613	3,407
6.000% due 09/25/2037 ^		515	469
6.000% due 07/25/2046		9,575	8,548
6.500% due 10/25/2031		43	45
6.500% due 09/25/2033		30	31
Bankinter Fondo de Titulizacion de Activos
0.000% due 12/15/2040	EUR	4,238	4,686
Bayview Commercial Asset Trust
0.805% due 01/25/2037		$117	107
BCAP LLC Trust
0.764% due 11/26/2036		6,893	2,665
BCAP LLC Trust
0.000% due 08/26/2022		172	155
0.644% due 08/26/2036		18,988	13,775
0.683% due 06/26/2036		20,004	18,376
0.694% due 02/26/2037		7,522	5,427
0.695% due 01/25/2037 ^		890	722
0.712% due 07/26/2036		363	280
0.745% due 05/25/2047 ^		10,785	8,387
0.830% due 05/26/2037		18,942	15,043
1.168% due 11/27/2047		71,928	49,973
2.533% due 06/26/2037		17,571	14,583
2.582% due 05/26/2036		800	786
2.638% due 11/26/2035		2,103	1,872
2.827% due 02/26/2036		6,456	5,379
2.882% due 11/27/2037		11,934	11,777
2.925% due 02/26/2036		74	68
2.998% due 06/26/2035		135	121
3.037% due 10/26/2033		19	16
3.068% due 03/26/2035		68	59
3.148% due 10/26/2035		20,266	20,462
3.165% due 05/26/2047		20,045	16,763
3.180% due 10/26/2035		10,183	7,583
3.232% due 09/26/2035		45	35

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
4.354% due 01/26/2036		$3,894	$2,586
5.250% due 02/26/2036		1,844	1,589
5.250% due 04/26/2037		3,593	3,266
5.750% due 04/25/2037		10,456	9,118
6.000% due 07/26/2036		20,670	15,878
BCC Mortgages PLC
0.000% due 03/12/2038	EUR	5,572	6,195
Bear Stearns Adjustable Rate Mortgage Trust
2.580% due 02/25/2036		$291	285
2.619% due 02/25/2033		5	5
2.752% due 12/25/2046		6,849	5,839
2.801% due 02/25/2036 ^		346	322
2.859% due 03/25/2035		1,076	1,025
2.884% due 01/25/2035		562	549
2.886% due 10/25/2033		455	451
2.947% due 02/25/2035		3,746	3,742
2.948% due 04/25/2034		2,040	1,937
2.973% due 02/25/2036 ^		1,079	911
2.986% due 01/25/2035		1,621	1,543
2.988% due 03/25/2035		1,628	1,594
3.013% due 02/25/2036 ^		4,303	3,713
3.020% due 08/25/2035		3,458	3,074
3.035% due 11/25/2034		1,660	1,626
3.038% due 08/25/2035		15,248	14,727
3.049% due 07/25/2034		486	485
3.095% due 08/25/2047 ^		3,170	2,647
3.109% due 08/25/2035		1,487	1,277
3.124% due 05/25/2034		97	94
3.125% due 04/25/2034		379	374
3.141% due 01/25/2035		115	114
3.165% due 05/25/2047 ^		1,213	1,102
3.206% due 08/25/2035		51,503	47,931
3.228% due 08/25/2035 ^		7,173	6,545
3.232% due 07/25/2036 ^		6,931	6,071
3.274% due 04/25/2034		926	902
3.277% due 11/25/2034		27	25
3.282% due 11/25/2034		51	47
3.290% due 10/25/2034		83	83
3.309% due 08/25/2035 ^		32,181	29,995
3.317% due 02/25/2036 ^		189	181
3.489% due 07/25/2034		2	2
3.516% due 07/25/2034		433	427
4.691% due 06/25/2047 ^		10,633	9,753
4.728% due 08/25/2047 ^		7,543	7,141
5.415% due 05/25/2037		6,601	5,937
Bear Stearns ALT-A Trust
0.685% due 02/25/2034		101	89
0.845% due 08/25/2036		27,924	22,513
0.845% due 11/25/2036 ^		7,232	6,060
0.845% due 06/25/2046 ^		23,979	19,207
0.965% due 07/25/2035		368	359
0.965% due 04/25/2036		12,563	10,167
1.005% due 02/25/2036		6,078	5,250
1.165% due 04/25/2034		481	463
1.165% due 07/25/2034		55	54
1.265% due 11/25/2034		112	110
1.455% due 11/25/2034		17,392	12,177
2.175% due 09/25/2034		6,446	4,888
2.250% due 07/25/2034		4,507	3,664
2.689% due 02/25/2036 ^		3,684	3,109
2.714% due 01/25/2034		62	56
2.722% due 02/25/2036 ^		18,838	14,925
2.771% due 01/25/2035		222	198
2.801% due 01/25/2036 ^		14,539	12,043
2.811% due 04/25/2035		2,718	2,628
2.852% due 04/25/2035		2,578	2,482
2.880% due 07/25/2035		84,479	74,110
2.885% due 04/25/2035		1,110	979
2.885% due 05/25/2036		22,253	15,741
2.887% due 05/25/2035		4,359	4,028
2.893% due 02/25/2036 ^		3,891	2,746
2.939% due 11/25/2035 ^		15,268	12,292
2.957% due 08/25/2036 ^		394	273
2.978% due 01/25/2047		5,271	3,948
2.980% due 05/25/2035		629	620
2.980% due 11/25/2035 ^		26,524	21,864
2.987% due 10/25/2035		58,172	52,774
2.994% due 09/25/2035 ^		84	62
2.996% due 01/25/2036		70,408	58,702
2.997% due 06/25/2034		1,596	1,570
3.021% due 05/25/2036 ^		15,527	10,770
3.035% due 02/25/2034		271	278
3.039% due 09/25/2047 ^		40,708	28,763

6	See Accompanying Notes

September 30, 2016

(Unaudited)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.072% due 11/25/2036		$13,445	$10,207
3.101% due 01/25/2035		566	439
3.106% due 08/25/2036 ^		6,313	4,664
3.138% due 05/25/2036 ^		19	14
3.142% due 09/25/2034		173	169
3.142% due 09/25/2035		12,433	10,765
3.206% due 05/25/2036		27,829	20,180
3.222% due 04/25/2035		1,521	1,416
3.371% due 08/25/2034		3,254	3,324
3.381% due 03/25/2036 ^		19,144	14,641
3.492% due 09/25/2035 ^		17,700	14,551
4.109% due 09/25/2034		262	260
5.398% due 07/25/2035 ^		22,357	17,906
Bear Stearns Commercial Mortgage Securities Trust
7.000% due 05/20/2030		5,258	5,400
Bear Stearns Deutsche Bank Trust
1.055% due 09/15/2027 (a)		73,033	1,830
Bear Stearns Mortgage Funding Trust
0.695% due 03/25/2037		125,079	102,994
0.705% due 06/25/2037		24,630	20,749
0.725% due 11/25/2036 ^		49,490	42,249
0.725% due 09/25/2046		31,949	24,475
0.735% due 06/25/2037		136,112	112,648
0.745% due 08/25/2036		27,869	22,131
Bear Stearns Structured Products, Inc. Trust
2.966% due 01/26/2036		16,227	13,000
3.279% due 12/26/2046		361	273
7.000% due 07/25/2037		42,536	32,958
Bella Vista Mortgage Trust
0.782% due 05/20/2045		451	331
Berica ABS SRL
0.000% due 12/31/2055	EUR	64,771	72,542
0.002% due 11/30/2051		9,723	10,914
Berica Residential MBS SRL
0.000% due 03/31/2048		33,450	37,313
BLCP Hotel Trust
1.474% due 08/15/2029		$11,811	11,775
Bluestone Securities PLC
0.581% due 06/09/2044	GBP	1,765	2,189
Business Mortgage Finance PLC
0.081% due 08/15/2040	EUR	16,495	17,895
BXHTL Mortage Trust
1.755% due 05/15/2029		$835	837
3.753% due 05/15/2029		20,693	20,476
4.213% due 05/15/2029		42,000	41,221
Celtic Residential Irish Mortgage Securitisation PLC
0.000% due 11/13/2047	EUR	107,440	116,357
0.000% due 04/10/2048		87,245	94,250
0.000% due 12/14/2048		61,120	66,644
0.000% due 03/18/2049		110,510	120,262
0.639% due 12/14/2048	GBP	47,220	59,063
CFCRE Commercial Mortgage Trust
1.462% due 04/15/2044 (a)		$24,150	938
Chase Mortgage Finance Trust
2.627% due 01/25/2036 ^		1,276	1,177
2.661% due 12/25/2035 ^		1,445	1,382
2.940% due 02/25/2037		189	182
2.972% due 07/25/2037		12	12
3.002% due 07/25/2037		126	126
3.171% due 09/25/2036 ^		38	34
4.408% due 12/25/2037 ^		1,324	1,266
4.781% due 03/25/2037 ^		9,580	8,946
5.500% due 11/25/2035		2,544	2,501
6.000% due 10/25/2036 ^		1,015	841
6.000% due 12/25/2036		186	154
6.000% due 02/25/2037 ^		2,847	2,349
6.000% due 03/25/2037 ^		1,399	1,209
6.000% due 05/25/2037		3,382	2,767
6.000% due 05/25/2037 ^		19,005	15,323
6.250% due 10/25/2036 ^		9,944	8,380
ChaseFlex Trust
0.805% due 05/25/2037		12,218	10,954
0.865% due 08/25/2037		14,678	11,788
4.354% due 08/25/2037 ^		1,859	1,550
4.690% due 06/25/2036		17,671	14,892
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.704% due 05/25/2036		484	437
0.805% due 01/25/2035		1,436	1,296
0.825% due 08/25/2035		150	135
0.984% due 05/25/2036		948	848
CHL Mortgage Pass-Through Trust
2.378% due 02/25/2035		12,657	9,721
2.852% due 01/25/2036		12,714	11,403
5.750% due 07/25/2037 ^		991	921
6.000% due 09/25/2037		4,967	4,447

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Citicorp Mortgage Securities Trust
5.500% due 10/25/2021		$97	$98
5.500% due 12/25/2021		100	101
5.500% due 06/25/2037		595	594
5.500% due 07/25/2037		1,242	1,212
5.750% due 06/25/2036		346	349
5.750% due 01/25/2037		14	15
6.000% due 02/25/2036		59	59
6.000% due 08/25/2036		11,901	12,144
Citigroup Commercial Mortgage Trust
0.813% due 05/15/2043 (a)		2,065	0
1.976% due 09/10/2031 (b)		82,715	2,998
3.349% due 02/10/2049		40,000	42,793
3.368% due 02/10/2049		51,409	55,052
5.485% due 03/17/2051		9,558	9,615
Citigroup Mortgage Loan Trust
0.704% due 05/25/2037		27,491	13,445
0.800% due 12/25/2035		8,607	5,376
1.274% due 08/25/2035		23,995	19,889
3.450% due 07/25/2036		13,214	11,436
Citigroup Mortgage Loan Trust, Inc.
0.595% due 01/25/2037		554	429
0.775% due 09/25/2036		3,828	3,331
1.475% due 09/25/2037		8,373	6,523
2.142% due 08/25/2035		1,612	1,508
2.648% due 09/25/2037		4,754	4,602
2.679% due 10/25/2046		6,400	5,172
2.730% due 03/25/2036 ^		1,235	1,192
2.887% due 03/25/2034		944	936
2.952% due 03/25/2036 ^		10,466	10,240
2.996% due 05/25/2035		733	716
3.000% due 12/25/2035 ^		587	456
3.006% due 03/25/2037 ^		3,491	3,155
3.040% due 05/25/2035		193	190
3.043% due 08/25/2035		2,042	2,012
3.052% due 07/25/2036 ^		6,108	4,683
3.080% due 07/25/2036		1	1
3.082% due 10/25/2035 ^		106	91
3.106% due 09/25/2037 ^		2,773	2,369
3.125% due 11/25/2036 ^		1,019	908
3.183% due 06/25/2036 ^		5,694	5,362
3.257% due 02/25/2034		56	56
3.375% due 10/25/2035 ^		5,154	4,419
4.240% due 11/25/2036 ^		15,742	13,666
5.250% due 03/25/2037 ^		6,525	4,895
5.500% due 12/25/2035 ^		133	132
5.750% due 09/25/2021		12,190	11,965
5.750% due 04/25/2047 ^		7,439	5,782
6.000% due 05/25/2035		10,507	11,218
6.000% due 05/25/2037		4,656	2,924
6.250% due 11/25/2037		3,349	2,862
6.297% due 12/25/2036		48,993	45,687
Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
3.016% due 09/25/2035 ^		1,117	962
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.289% due 12/11/2049		54,372	54,733
CitiMortgage Alternative Loan Trust
4.925% due 02/25/2037 ^(a)		4,787	895
5.500% due 11/25/2021		209	208
5.500% due 04/25/2022 ^		4,351	4,402
5.750% due 12/25/2036 ^		886	790
5.750% due 03/25/2037 ^		1,434	1,247
6.000% due 07/25/2036 ^		770	693
6.000% due 06/25/2037 ^		9,752	8,517
6.000% due 10/25/2037 ^		6,208	5,640
Clavis Securities PLC
0.552% due 12/15/2032	GBP	1,319	1,584
CNL Commercial Mortgage Loan Trust
1.024% due 05/15/2031		$1,152	1,077
COBALT Commercial Mortgage Trust
5.954% due 05/15/2046		42,637	43,469
Commercial Mortgage Pass-Through Certificates
3.955% due 02/10/2047		3,400	3,767
Commercial Mortgage Trust
0.224% due 04/10/2047 (a)		58,814	705
0.302% due 05/25/2019 (a)		906,559	5,119
0.408% due 07/10/2046 (a)		48,956	2,224
1.517% due 06/08/2030		854	848
2.122% due 02/13/2032		4,000	3,993
2.150% due 07/10/2046 (a)		5,481	334

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.546% due 06/10/2047	$8,600	$9,272
3.550% due 02/10/2049	22,000	23,563
Core Industrial Trust
3.040% due 02/10/2034	47,820	50,413
Countrywide Alternative Loan Resecuritization Trust
6.000% due 11/25/2034	3,058	3,175
6.000% due 05/25/2036 ^	132	112
6.000% due 08/25/2037 ^	3,560	2,718
Countrywide Alternative Loan Trust
0.645% due 06/25/2036	3,049	2,402
0.645% due 11/25/2036	29,176	26,296
0.665% due 06/25/2037	30,109	25,760
0.685% due 01/25/2037	53,987	44,674
0.685% due 06/25/2036	33,646	24,596
0.685% due 11/25/2036	33,123	27,005
0.685% due 07/25/2046	21,740	17,489
0.685% due 12/25/2046 ^	8,304	7,200
0.695% due 11/25/2036	23,219	20,970
0.695% due 01/25/2037 ^	19,362	17,789
0.705% due 11/25/2036	22,528	19,737
0.705% due 05/25/2047	9,480	8,150
0.712% due 02/20/2047 ^	26,127	17,692
0.715% due 09/25/2046 ^	68,535	52,960
0.715% due 10/25/2046	5,489	4,700
0.722% due 03/20/2047	46,889	32,812
0.725% due 02/25/2036	4,018	3,054
0.727% due 12/20/2046 ^	72,582	53,351
0.732% due 07/20/2046 ^	15,103	7,565
0.735% due 05/25/2035	1,575	1,318
0.735% due 07/25/2046	12,268	10,350
0.735% due 04/25/2047	27,580	19,931
0.742% due 05/20/2046 ^	39,609	29,109
0.742% due 09/20/2046	8,108	5,216
0.745% due 05/25/2035	6,330	5,193
0.745% due 09/25/2047	35,180	29,275
0.775% due 12/25/2035	16,144	11,964
0.785% due 07/25/2035	669	579
0.785% due 08/25/2035	19,363	11,440
0.795% due 02/25/2036	2,494	1,981
0.805% due 12/25/2035	674	594
0.814% due 11/25/2035	4,841	3,651
0.815% due 05/25/2036	11,598	8,990
0.834% due 11/25/2035	7,046	5,813
0.835% due 08/25/2035 ^	2,371	1,756
0.835% due 10/25/2035	120	93
0.852% due 11/20/2035	14,305	11,463
0.855% due 09/25/2035	6,935	5,205
0.855% due 10/25/2035	3,155	2,364
0.862% due 11/20/2035	54,542	46,299
0.875% due 09/25/2034	537	479
0.875% due 09/25/2035	507	439
0.875% due 12/25/2035 ^	31,667	22,420
0.895% due 02/25/2037 ^	645	281
0.925% due 06/25/2036 ^	145	79
1.025% due 12/25/2035 ^	4,215	2,806
1.294% due 11/25/2035	7,605	6,441
1.325% due 01/25/2036 ^	4,635	3,806
1.507% due 12/25/2035	15,489	12,529
1.525% due 08/25/2035 ^	8,379	5,864
1.544% due 10/25/2034	9,423	7,398
1.607% due 08/25/2035 ^	216	132
1.817% due 07/20/2035	8,717	7,263
1.907% due 08/25/2035	420	364
2.067% due 08/25/2035	9,102	7,656
2.152% due 06/25/2035	611	560
2.175% due 10/25/2034	7,642	5,961
2.557% due 10/20/2035	43,369	30,337
2.577% due 10/20/2035	37,201	28,920
2.745% due 12/25/2035 ^	1,297	1,031
2.762% due 12/25/2035	221	182
2.800% due 11/25/2035 ^	676	495
2.819% due 03/25/2047 ^	14,218	12,069
2.945% due 08/25/2036	1,420	1,352
2.985% due 02/25/2037 ^	2,842	2,462
3.038% due 08/25/2034 ^	14,596	13,381
3.076% due 12/25/2034	10	9
3.137% due 06/25/2037	339	304
4.341% due 01/25/2047	221	221
4.351% due 06/25/2047	14,125	11,503
4.575% due 11/25/2035 ^(a)	7,963	1,320
4.633% due 07/25/2021 ^	16	15
4.725% due 06/25/2036 ^(a)	18,404	3,932
5.000% due 08/25/2035 ^	2,621	2,351
5.250% due 02/25/2021 ^	393	383
5.500% due 03/25/2035	5,000	4,661
5.500% due 05/25/2035	1,000	928
5.500% due 06/25/2035 ^	431	404
5.500% due 07/25/2035 ^	149	138
5.500% due 08/25/2035	10,858	10,542

See Accompanying Notes	7

Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
5.500% due 09/25/2035	$69,201	$65,520
5.500% due 11/25/2035 ^	15,324	13,986
5.500% due 12/25/2035 ^	9,618	8,099
5.500% due 01/25/2036	39,515	38,736
5.500% due 02/25/2036 ^	1,254	1,095
5.500% due 02/25/2036	79,856	69,819
5.750% due 05/25/2036	161	126
5.750% due 06/25/2036 ^	8,532	7,277
5.750% due 07/25/2037 ^	2,045	1,805
5.750% due 04/25/2047 ^	4,418	3,700
6.000% due 02/25/2034	2	2
6.000% due 02/25/2035	47,996	47,666
6.000% due 02/25/2036	91,030	78,679
6.000% due 02/25/2036 ^	70	57
6.000% due 03/25/2036	16,689	13,207
6.000% due 03/25/2036 ^	4,262	3,372
6.000% due 04/25/2036 ^	22,027	17,206
6.000% due 05/25/2036 ^	14,534	11,229
6.000% due 05/25/2036	6,739	5,274
6.000% due 06/25/2036	16,582	14,202
6.000% due 08/25/2036 ^	8,514	7,528
6.000% due 01/25/2037 ^	2,951	2,844
6.000% due 02/25/2037 ^	6,000	4,210
6.000% due 03/25/2037 ^	5,820	4,463
6.000% due 04/25/2037 ^	12,576	8,861
6.000% due 04/25/2037	3,006	2,621
6.000% due 05/25/2037 ^	21,852	16,492
6.000% due 06/25/2037 ^	965	748
6.000% due 08/25/2037 ^	10,653	8,517
6.250% due 11/25/2036	7,054	5,784
6.250% due 12/25/2036 ^	5,298	3,478
6.250% due 11/25/2046 ^	3,991	3,229
6.500% due 05/25/2036 ^	5,136	3,875
6.500% due 06/25/2036 ^	610	447
6.500% due 08/25/2036 ^	4,385	3,022
6.500% due 09/25/2036 ^	7,979	6,365
6.500% due 09/25/2036	2,996	2,540
6.500% due 12/25/2036 ^	4,271	2,870
6.500% due 08/25/2037 ^	10,884	7,211
6.500% due 11/25/2037 ^	9,222	6,894
7.000% due 08/25/2034 ^	279	289
7.000% due 09/25/2036	35,996	21,408
7.250% due 08/25/2032	271	280
7.500% due 12/25/2034 ^	138	78
Countrywide Commercial Mortgage Trust
6.300% due 11/12/2043	96,387	98,085
Countrywide Home Loan Mortgage Pass-Through Trust
0.725% due 04/25/2046	780	692
0.755% due 05/25/2035	642	536
0.795% due 04/25/2035	656	520
0.815% due 04/25/2035	10,741	9,296
0.825% due 05/25/2035	16,067	12,911
0.865% due 03/25/2036	36	20
0.875% due 02/25/2036 ^	12	12
1.025% due 05/25/2036 ^	5,149	3,250
1.065% due 03/25/2035	928	856
1.105% due 02/25/2035	249	212
1.125% due 03/25/2035	1,817	1,638
1.165% due 03/25/2035	39,230	30,475
1.185% due 02/25/2035	1,436	1,253
1.205% due 02/25/2035	2,017	1,785
1.265% due 02/25/2035	15,109	12,444
1.285% due 09/25/2034	300	276
2.427% due 03/25/2035 ^	563	443
2.431% due 04/25/2035	1,168	952
2.486% due 09/25/2034	647	591
2.602% due 02/20/2036 ^	1,549	1,377
2.613% due 02/20/2036 ^	29,238	22,329
2.629% due 04/20/2036 ^	1,295	1,020
2.648% due 07/25/2034	295	295
2.784% due 05/20/2036 ^	7,070	5,297
2.796% due 02/25/2034	344	337
2.808% due 05/20/2036 ^	5,036	4,391
2.820% due 05/20/2036 ^	7,764	6,468
2.830% due 09/25/2034 ^	88	64
2.832% due 05/20/2034	153	146
2.847% due 06/20/2036	14,810	11,102
2.852% due 02/20/2035	3,537	3,547
2.852% due 01/25/2036 ^	3,980	3,570
2.886% due 02/25/2034	36	36
2.893% due 06/20/2034	1,973	1,968
2.902% due 12/25/2033	228	231
2.902% due 08/20/2035 ^	91	82
2.914% due 03/25/2037 ^	568	403
2.929% due 11/20/2034	514	494

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.943% due 05/20/2035		$2,936	$2,741
2.947% due 04/25/2035 ^		461	407
2.957% due 02/25/2047 ^		143	119
2.990% due 09/20/2036 ^		2,226	1,774
2.994% due 10/20/2035 ^		2,167	1,898
2.994% due 10/20/2035		9,081	7,955
3.005% due 03/25/2035		1,154	1,109
3.011% due 07/19/2033		785	766
3.018% due 05/25/2034		237	236
3.026% due 09/25/2047 ^		289	258
3.031% due 09/25/2037 ^		9,130	7,765
3.071% due 11/20/2035		47,015	35,873
3.076% due 09/20/2034		355	327
3.084% due 05/19/2033		190	188
3.094% due 10/25/2033		214	214
3.105% due 12/19/2033		38	38
3.117% due 11/19/2033		18	18
3.170% due 02/20/2036 ^		1,362	1,056
3.175% due 08/25/2034		86	78
3.175% due 08/25/2034 ^		23	20
3.192% due 09/25/2033		5,321	5,123
3.283% due 11/20/2035		4,308	3,360
3.284% due 06/25/2033		150	149
3.309% due 02/20/2036 ^		6,792	5,980
4.980% due 06/25/2047 ^		24,340	21,535
5.000% due 04/25/2035		14	14
5.250% due 12/25/2027 ^		1,670	1,610
5.250% due 07/25/2034		689	677
5.500% due 04/25/2035		71	70
5.500% due 08/25/2035 ^		6,434	5,913
5.500% due 09/25/2035 ^		4,906	4,670
5.500% due 10/25/2035 ^		720	701
5.500% due 10/25/2035		237	231
5.500% due 11/25/2035 ^		821	738
5.500% due 01/25/2036		2,296	2,248
5.750% due 08/25/2034		537	535
5.750% due 02/25/2036 ^		1,493	1,323
5.750% due 02/25/2037 ^		614	541
5.750% due 03/25/2037 ^		5,829	5,065
5.750% due 05/25/2037 ^		948	851
5.750% due 07/25/2037 ^		4,999	4,706
5.850% due 05/25/2036 ^		5,845	5,029
6.000% due 12/25/2035 ^		46	43
6.000% due 02/25/2037 ^		15,637	13,112
6.000% due 03/25/2037 ^		9,196	8,018
6.000% due 04/25/2037 ^		782	681
6.000% due 05/25/2037 ^		6,964	5,935
6.000% due 07/25/2037		10,513	8,699
6.000% due 07/25/2037 ^		5,143	4,346
6.000% due 08/25/2037 ^		2,239	2,013
6.000% due 10/25/2037 ^		313	302
6.000% due 01/25/2038 ^		15,895	13,484
6.250% due 09/25/2036 ^		5,582	4,838
6.250% due 10/25/2036 ^		209	186
6.500% due 11/25/2036 ^		21,041	17,807
6.500% due 05/25/2037 ^		479	422
6.500% due 10/25/2037 ^		38,569	33,465
6.500% due 11/25/2037 ^		7,812	6,200
Countrywide Home Loan Reperforming REMIC Trust
0.925% due 11/25/2034		20,530	17,271
0.925% due 09/25/2035		2,611	2,275
5.709% due 01/25/2034		33,674	33,779
Credico Finance SRL
0.000% due 04/04/2033	EUR	5,509	6,141
Credit Suisse Commercial Mortgage Trust
0.750% due 02/27/2036		$380	366
Credit Suisse First Boston Mortgage Securities Corp.
0.456% due 05/15/2023 (a)		57,287	475
1.175% due 11/25/2031		794	670
1.175% due 09/25/2035 ^		7,797	5,812
1.675% due 11/25/2034		14,756	12,640
2.678% due 07/25/2033		119	117
2.999% due 04/25/2034		41	42
3.825% due 10/25/2033		200	194
5.250% due 08/25/2035		36	37
5.250% due 09/25/2035 ^		1,670	1,506
5.500% due 10/25/2035 ^		460	402
5.500% due 10/25/2035		12,161	11,274
5.750% due 04/22/2033		62	63
6.000% due 11/25/2035 ^		325	204
6.000% due 01/25/2036		5,066	3,881
6.000% due 05/17/2040		1,723	1,769
6.500% due 01/25/2036		635	417
7.000% due 01/25/2036 ^		5,572	2,284

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Credit Suisse Mortgage Capital Certificates
0.692% due 04/27/2037		$22,916	$13,793
0.744% due 05/27/2037		15,832	10,243
1.994% due 09/27/2037		19,313	18,983
2.608% due 11/26/2036		7,683	4,830
2.703% due 04/26/2038		19,018	18,703
3.022% due 09/26/2036		6,140	5,610
3.148% due 05/27/2036		1,058	1,047
3.182% due 08/27/2037		25,841	19,871
4.000% due 08/27/2037		53,483	51,265
4.791% due 05/27/2053		96,697	105,385
5.374% due 05/26/2037		30	30
5.509% due 04/15/2047		2,204	2,202
5.695% due 04/16/2049		47,820	48,598
6.000% due 04/26/2037		31,682	29,560
6.000% due 05/27/2037		1,231	1,225
6.000% due 01/27/2047		817	824
6.049% due 02/27/2047		176,472	125,649
6.152% due 04/26/2047		13,874	7,447
7.000% due 08/26/2036		9,998	9,301
Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.000% due 04/25/2037		1,358	1,249
5.500% due 03/25/2037 ^		1,063	971
6.000% due 08/25/2036 ^		7,829	6,090
6.000% due 02/25/2037 ^		3,919	3,370
6.000% due 06/25/2037		3,453	2,604
6.250% due 08/25/2036 ^		2,344	2,022
CSAB Mortgage-Backed Trust
6.089% due 12/25/2036		24,708	12,468
CSAIL Commercial Mortgage Trust
3.224% due 06/15/2057		1,000	1,055
3.617% due 11/15/2048		18,000	19,405
CSMC Mortgage-Backed Trust
1.025% due 07/25/2036		28,258	15,915
DBUBS Mortgage Trust
1.042% due 11/10/2046 (a)		69,372	1,537
1.332% due 07/10/2044 (a)		104,788	4,113
Deco UK PLC
0.778% due 01/27/2020	GBP	1,998	2,549
Deutsche ALT-A Securities, Inc.
0.655% due 08/25/2047		$97,337	84,378
0.665% due 07/25/2047		21,988	18,274
0.675% due 03/25/2037 ^		40,027	29,775
0.675% due 02/25/2047		3,059	2,180
0.685% due 01/25/2047		7,870	6,444
0.695% due 02/25/2037		17,282	15,654
0.715% due 08/25/2036		5,966	4,845
0.715% due 08/25/2047		34,292	29,746
0.725% due 02/25/2047		10,468	8,609
0.805% due 08/25/2036		22,872	17,803
0.825% due 04/25/2037		35,960	19,106
0.875% due 06/25/2037 ^		71,346	46,337
1.275% due 10/25/2047		65,646	50,937
1.277% due 04/25/2047		29,826	25,571
1.875% due 11/25/2035		12,154	12,456
3.252% due 10/25/2035		960	869
5.000% due 10/25/2018		78	79
5.250% due 09/25/2035		8,212	7,383
5.500% due 11/25/2035 ^		204	205
5.500% due 12/25/2035 ^		4,396	3,689
Deutsche ALT-B Securities, Inc.
5.431% due 02/25/2036		5,453	4,867
5.530% due 02/25/2036		9,374	8,364
5.650% due 10/25/2036		31,647	26,760
5.734% due 06/25/2036		20,719	17,287
5.869% due 10/25/2036 ^		2,215	1,886
5.886% due 10/25/2036 ^		350	298
5.900% due 10/25/2036		13,712	11,671
6.100% due 10/25/2036		9,430	8,025
6.420% due 07/25/2036 ^		10,454	8,102
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
2.875% due 06/25/2034		23	21
Deutsche Mortgage Securities, Inc. Re-REMIC Trust Certificates
3.056% due 06/26/2035		227	226
Downey Savings & Loan Association Mortgage Loan Trust
0.711% due 04/19/2047 ^		159	61
0.741% due 03/19/2045		1,831	1,630
0.781% due 02/19/2045		6,984	6,248
0.861% due 09/19/2045		3,201	2,381
1.311% due 11/19/2044		4,981	4,459
1.331% due 11/19/2044		173	152
2.709% due 07/19/2044		835	826
2.840% due 07/19/2044		38	37

8	See Accompanying Notes

September 30, 2016

(Unaudited)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
E-MAC NL BV
1.963% due 07/25/2036	EUR	693	$737
Emerald Mortgages PLC
0.000% due 07/15/2048		137,577	146,252
EMF-UK PLC
1.359% due 03/13/2046	GBP	39,063	48,859
Eurosail PLC
0.000% due 09/10/2044	EUR	2,463	2,743
0.000% due 03/13/2045		1,659	1,815
0.539% due 03/13/2045	GBP	4,877	6,130
0.540% due 12/10/2044		9,394	11,823
0.542% due 12/15/2044		1,093	1,378
0.779% due 09/13/2045		65,029	79,264
1.149% due 09/13/2045		53,725	62,942
1.329% due 06/13/2045		8,437	9,691
First Horizon Alternative Mortgage Securities Trust
0.895% due 02/25/2037		$358	175
1.275% due 04/25/2036 ^		3,207	1,847
2.602% due 08/25/2035 ^		3,233	2,781
2.708% due 08/25/2034		848	799
2.713% due 12/25/2035		5,505	4,396
2.719% due 03/25/2035		1,337	1,179
2.748% due 04/25/2036 ^		4,223	3,609
2.750% due 01/25/2036 ^		10,281	8,127
2.751% due 08/25/2035		23	22
2.755% due 02/25/2035		2,755	2,681
2.760% due 04/25/2035		5,955	5,822
2.823% due 09/25/2035 ^		4,366	3,874
2.896% due 02/25/2036		426	343
5.025% due 04/25/2037 ^(a)		5,664	1,485
5.250% due 02/25/2021 ^		741	714
5.750% due 02/25/2036 ^		6,362	5,024
6.000% due 07/25/2036		4,506	3,715
6.000% due 07/25/2036 ^		84	69
6.000% due 08/25/2036 ^		9,253	7,863
6.000% due 11/25/2036		2,337	1,757
6.250% due 11/25/2036		4,506	3,478
6.250% due 08/25/2037 ^		200	158
First Horizon Asset Securities, Inc.
6.250% due 11/25/2037 ^		261	220
First Horizon Mortgage Pass-Through Trust
2.728% due 02/25/2035		606	599
2.744% due 11/25/2037 ^		218	190
2.750% due 10/25/2035		348	286
2.761% due 01/25/2037 ^		2,201	1,942
2.782% due 10/25/2034		10	10
2.892% due 10/25/2035 ^		3,116	2,603
2.980% due 08/25/2035		212	186
2.997% due 05/25/2036		3,193	2,781
3.032% due 10/25/2034		315	307
3.035% due 06/25/2035		1,785	1,708
3.050% due 06/25/2034		197	190
3.059% due 05/25/2037 ^		6,386	5,253
3.068% due 05/25/2034		64	63
3.260% due 05/25/2035		1,066	980
5.250% due 05/25/2021 ^		247	172
5.500% due 04/25/2022		156	156
5.750% due 05/25/2037 ^		483	395
First Republic Mortgage Loan Trust
1.024% due 11/15/2030		374	337
1.324% due 11/15/2032		67	63
Fondo de Titulizacion de Activos UCI
0.899% due 06/19/2035	EUR	264	229
Fondo de Titulizacion Hipotecaria UCI
0.000% due 06/22/2036		1,733	1,808
GE Business Loan Trust
0.511% due 11/15/2034		$7,349	6,821
GMAC Commercial Mortgage Securities, Inc.
5.336% due 04/10/2040		2,199	2,307
GMAC Mortgage Corp. Loan Trust
3.164% due 11/19/2035		588	549
3.211% due 11/19/2035 ^		3,228	2,934
3.287% due 03/18/2035		32	31
3.290% due 03/18/2035		3,946	3,861
3.292% due 11/19/2035		926	832
3.342% due 03/18/2035		1,882	1,870
3.554% due 05/25/2035		219	206
3.705% due 10/19/2033		11	11
Great Hall Mortgages PLC
0.000% due 06/18/2038	EUR	469	512
0.000% due 03/18/2039		6,581	7,177
0.987% due 06/18/2039		$2,558	2,407
Grecale RMBS SRL
0.203% due 01/27/2061	EUR	30,930	34,727

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
GreenPoint Mortgage Funding Trust
0.685% due 02/25/2037 ^		$50,295	$45,509
0.705% due 01/25/2037		15,839	12,912
0.725% due 03/25/2047		28,420	23,796
0.735% due 04/25/2036		24,931	21,077
0.765% due 08/25/2045		518	411
0.795% due 11/25/2045		96	83
0.845% due 09/25/2046 ^		4,077	2,008
1.044% due 10/25/2045		931	811
1.144% due 10/25/2045		6,180	5,053
Grifonas Finance PLC
0.088% due 08/28/2039	EUR	40,918	34,611
GS Mortgage Securities Corp.
3.120% due 05/10/2050		$2,700	2,842
GS Mortgage Securities Trust
0.266% due 12/10/2043 (a)		35,931	297
0.329% due 12/10/2043 (a)		90,528	536
0.840% due 03/10/2044 (a)		16,745	404
0.972% due 08/10/2046 (a)		122,155	4,458
1.540% due 08/10/2044 (a)		13,253	702
1.575% due 08/10/2043 (a)		136,604	6,136
2.184% due 01/10/2045 (a)		6,335	528
2.643% due 05/10/2045 (a)		75,146	5,997
3.278% due 10/10/2048		6,278	6,692
3.365% due 11/10/2047		7,545	8,075
3.801% due 01/10/2047		10,550	11,512
4.548% due 12/10/2043		7,000	6,499
5.988% due 08/10/2045		8,700	8,842
GSMPS Mortgage Loan Trust
0.875% due 01/25/2035		35,950	31,238
0.925% due 06/25/2034		56,759	51,009
GSMSC Pass-Through Trust
7.500% due 09/25/2036 ^		1,163	883
7.500% due 10/25/2036		304	250
GSMSC Resecuritization Trust
0.659% due 02/26/2037		34,046	22,611
0.664% due 10/26/2036		11,915	8,219
0.694% due 08/26/2033		5,784	5,543
GSR Mortgage Loan Trust
0.785% due 08/25/2046		47,566	21,593
0.975% due 07/25/2037 ^		291	173
2.430% due 04/25/2032		30	27
2.896% due 04/25/2036		2,732	2,415
2.935% due 12/25/2034		612	335
2.952% due 01/25/2036 ^		9,741	9,120
2.998% due 04/25/2035		338	334
3.028% due 07/25/2035		5,151	4,794
3.069% due 11/25/2035		108	104
3.069% due 03/25/2037 ^		4,755	4,482
3.075% due 09/25/2035		2,611	2,621
3.078% due 04/25/2035		130	130
3.085% due 11/25/2035		88	85
3.097% due 05/25/2035		2,496	2,350
3.101% due 05/25/2035		14,612	14,095
3.119% due 07/25/2035		1,430	1,276
3.130% due 08/25/2034		2,231	2,173
3.133% due 01/25/2036 ^		213	194
3.134% due 05/25/2035		2,199	1,979
3.139% due 08/25/2034		788	777
3.152% due 01/25/2035		1,520	1,457
3.179% due 10/25/2035 ^		5,290	4,641
3.285% due 08/25/2034		62	59
3.299% due 09/25/2034		43	43
3.397% due 07/25/2035		2,836	2,592
3.416% due 11/25/2035		419	374
5.000% due 07/25/2036		634	579
5.500% due 03/25/2036 ^		3,125	2,794
5.500% due 03/25/2036		1,494	1,348
5.500% due 06/25/2036 ^		147	138
5.500% due 01/25/2037 ^		5,839	5,554
5.750% due 02/25/2036 ^		1,100	1,027
5.750% due 02/25/2037 ^		143	140
6.000% due 02/25/2021 ^		1,788	1,592
6.000% due 11/25/2035		468	390
6.000% due 02/25/2036 ^		1,072	873
6.000% due 06/25/2036 ^		3,045	2,921
6.000% due 09/25/2036 ^		2,587	2,015
6.000% due 01/25/2037 ^		161	153
6.250% due 10/25/2036 ^		49,613	46,029
6.500% due 09/25/2036 ^		2,417	1,953
6.500% due 10/25/2036 ^		1,477	1,262

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
HarborView Mortgage Loan Trust
0.701% due 12/19/2036 ^		$217	$163
0.711% due 11/19/2036		12,037	10,020
0.711% due 07/19/2046 ^		281	163
0.721% due 09/19/2037		23,719	19,169
0.721% due 02/19/2046		4,357	3,350
0.741% due 11/19/2036		11,955	8,732
0.751% due 07/19/2047		16,909	14,249
0.771% due 01/19/2036 ^		1,555	1,023
0.771% due 12/19/2036 ^		6,613	4,964
0.781% due 01/19/2036		937	634
0.811% due 02/19/2036		10,387	7,632
0.841% due 11/19/2035		2,524	2,081
0.841% due 08/19/2045		1,047	976
0.861% due 09/19/2035		896	727
1.111% due 07/19/2045		99	74
1.171% due 01/19/2035		447	384
1.231% due 01/19/2035		3,752	3,005
1.291% due 01/19/2035 ^		719	557
1.311% due 12/19/2034 ^		9,687	7,547
1.331% due 11/19/2034		447	384
1.331% due 12/19/2034 ^		96	75
1.351% due 12/19/2034 ^		36,366	29,291
1.357% due 12/19/2036 ^		16,601	14,028
1.391% due 11/19/2034		38,452	31,202
1.525% due 10/25/2037		39,806	37,472
1.648% due 06/19/2034		56	54
2.543% due 06/19/2045 ^		6,155	3,792
2.677% due 11/19/2034		125	115
2.923% due 08/19/2036 ^		1,624	1,213
3.098% due 07/19/2035		3,319	2,941
3.159% due 08/19/2034		2,226	2,260
3.232% due 12/19/2035 ^		32	28
3.289% due 12/19/2035		2,819	2,588
3.356% due 06/19/2036 ^		703	441
3.436% due 06/19/2036		237	162
3.440% due 12/19/2035 ^		4,742	3,746
Hercules Eclipse PLC
0.764% due 10/25/2018	GBP	12,694	16,057
Hipocat FTA
0.000% due 07/15/2036	EUR	195	213
HomeBanc Mortgage Trust
0.825% due 05/25/2037 ^		$378	339
HSI Asset Loan Obligation Resecuritization Trust
6.000% due 08/25/2036		26,820	25,179
HSI Asset Loan Obligation Trust
2.830% due 01/25/2037 ^		926	754
2.930% due 01/25/2037 ^		2,063	1,671
3.097% due 01/25/2037		10,655	8,186
3.220% due 09/25/2037 ^		14,753	12,108
Hudson’s Bay Simon JV Trust
4.906% due 08/05/2034		25,184	26,606
IM Pastor Fondo de Titulizacion de Activos
0.000% due 03/22/2044	EUR	39,570	35,860
Impac CMB Trust
0.805% due 10/25/2035		$15,705	12,929
1.045% due 04/25/2035		6,047	5,563
1.164% due 09/25/2034		430	409
Impac Secured Assets Trust
0.724% due 05/25/2036		139	127
0.765% due 03/25/2037		39,828	22,323
0.765% due 09/25/2037		21,097	14,669
0.875% due 05/25/2036		3,522	3,189
IndyMac Adjustable Rate Mortgage Trust
2.130% due 01/25/2032		25	24
IndyMac Mortgage Loan Trust
0.645% due 07/25/2036		19,155	16,046
0.655% due 10/25/2036		195	166
0.715% due 09/25/2046		3,234	2,689
0.725% due 10/25/2036		3,343	2,865
0.725% due 06/25/2046		41,363	31,365
0.735% due 04/25/2046		11,370	8,440
0.735% due 05/25/2046		86,943	72,106
0.745% due 04/25/2046		12,270	9,159
0.755% due 04/25/2035		1,819	1,586
0.755% due 07/25/2046		19,723	16,977
0.764% due 06/25/2037		3,537	3,081
0.765% due 04/25/2035		12,438	10,876
0.775% due 02/25/2037		32,450	21,385
0.805% due 03/25/2035		3,283	2,883
0.805% due 07/25/2035		7,546	4,602
0.825% due 06/25/2037 ^		845	449
1.125% due 04/25/2034		457	438

See Accompanying Notes	9

Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
1.145% due 06/25/2034	$19	$18
1.165% due 02/25/2035	485	454
1.165% due 07/25/2045	390	329
1.205% due 02/25/2035	3,321	2,712
1.305% due 10/25/2036	14,205	9,912
1.325% due 08/25/2034	107	91
1.325% due 11/25/2034	13	11
1.405% due 09/25/2034	160	138
2.616% due 06/25/2037	4,604	2,731
2.648% due 06/25/2037 ^	29,614	22,723
2.749% due 01/25/2035	1,651	1,529
2.756% due 10/25/2034	31	30
2.823% due 06/25/2035 ^	205	171
2.870% due 01/25/2036	380	357
2.882% due 08/25/2035	633	553
2.901% due 03/25/2035	2,035	2,037
2.908% due 01/25/2036	3,719	3,478
2.918% due 11/25/2035 ^	6,305	5,239
2.926% due 03/25/2035	76	75
2.934% due 11/25/2035 ^	16,828	12,843
2.935% due 06/25/2036	1,530	1,490
2.958% due 08/25/2035	9,534	7,938
2.991% due 01/25/2036 ^	334	278
2.992% due 07/25/2037	25,028	18,650
3.017% due 10/25/2035	407	335
3.024% due 05/25/2036 ^	36,407	31,141
3.030% due 09/25/2035 ^	4,494	3,792
3.042% due 07/25/2035	10,313	7,838
3.061% due 02/25/2036	7,145	6,178
3.072% due 05/25/2036	31,948	25,034
3.073% due 12/25/2035 ^	2,480	1,953
3.076% due 06/25/2036	42,058	35,528
3.081% due 09/25/2036	8,540	7,186
3.099% due 11/25/2035 ^	1,191	1,111
3.146% due 04/25/2035	57	51
3.163% due 03/25/2037 ^	4,104	3,961
3.213% due 05/25/2037	39,000	26,109
3.243% due 01/25/2037 ^	3,068	3,003
3.244% due 07/25/2036	15,368	12,934
3.253% due 06/25/2036	405	285
3.313% due 09/25/2036	125	94
3.562% due 09/25/2037	23,754	18,446
3.987% due 08/25/2037	133	106
4.405% due 05/25/2037	63,907	47,905
4.461% due 01/25/2037	17,556	15,982
6.250% due 11/25/2037 ^	3,168	2,574
6.500% due 09/25/2037	156	125
JP Morgan Chase Commercial Mortgage Securities Trust
1.526% due 08/15/2049 (a)	175,200	19,075
1.824% due 06/15/2029	10,000	9,936
1.877% due 08/15/2033	34,200	34,251
JPMBB Commercial Mortgage Securities Trust
1.087% due 08/15/2046 (a)	103,608	2,987
JPMorgan Alternative Loan Trust
0.795% due 03/25/2036 ^	878	888
3.029% due 05/25/2036 ^	2,078	1,605
5.500% due 02/25/2021 ^	109	108
6.000% due 12/25/2036	45,047	33,694
6.310% due 08/25/2036 ^	51,886	44,276
JPMorgan Chase Commercial Mortgage Securities Corp.
1.977% due 01/15/2033	56,300	56,331
2.627% due 01/15/2033	64,500	63,498
JPMorgan Chase Commercial Mortgage Securities Trust
0.477% due 09/12/2037 (a)	25,720	97
1.669% due 04/15/2046 (a)	180,967	11,883
1.814% due 11/15/2043 (a)	141,165	6,123
2.002% due 05/15/2045 (a)	198,567	12,553
5.257% due 05/15/2047	13,490	13,492
5.440% due 06/12/2047	8,119	8,161
5.678% due 08/12/2037	13,512	14,514
JPMorgan Commercial Mortgage-Backed Securities Trust
5.720% due 03/18/2051	2,000	2,020
JPMorgan Mortgage Trust
2.490% due 02/25/2034	12	12
2.583% due 10/25/2033	131	129
2.713% due 06/25/2035	910	907
2.716% due 11/25/2035	595	559
2.797% due 04/25/2036 ^	3,424	3,150
2.823% due 11/25/2035	59	52
2.873% due 04/25/2035	231	231
2.911% due 04/25/2036	1,687	1,641

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.911% due 04/25/2036 ^		$23,526	$21,887
2.932% due 01/25/2037 ^		1,525	1,368
2.934% due 02/25/2036 ^		5,133	4,519
2.947% due 07/25/2035		1,645	1,509
2.950% due 04/25/2037 ^		2,151	1,915
2.959% due 10/25/2036 ^		800	755
2.962% due 06/25/2037 ^		994	875
2.964% due 05/25/2036 ^		1,447	1,296
2.964% due 05/25/2036		1,544	1,402
2.970% due 10/25/2035 ^		680	615
2.971% due 04/25/2035		1,039	1,044
2.974% due 08/25/2036 ^		9,686	8,867
2.989% due 05/25/2036 ^		34	29
3.027% due 06/25/2035		178	165
3.030% due 06/25/2036 ^		594	520
3.033% due 07/25/2035		3,203	3,162
3.069% due 10/25/2036 ^		2,969	2,547
3.072% due 10/25/2035		22	20
3.089% due 02/25/2035		48	46
3.098% due 10/25/2035		470	468
3.099% due 08/25/2036 ^		2,143	1,900
3.119% due 07/25/2035		656	647
3.137% due 07/25/2035		64	64
3.162% due 06/25/2036 ^		4,123	3,571
3.165% due 08/25/2035 ^		4,645	4,445
3.186% due 07/25/2035		647	648
3.215% due 09/25/2035		1,806	1,641
3.229% due 08/25/2035		52	52
3.229% due 10/25/2036		1,360	1,170
3.234% due 08/25/2035		4,144	4,168
4.503% due 04/25/2037 ^		1,677	1,486
4.628% due 06/25/2037 ^		12,560	11,144
4.753% due 04/25/2037 ^		17,707	15,703
5.000% due 06/25/2021 ^		436	412
5.000% due 03/25/2022 ^		104	103
5.500% due 01/25/2021 ^		113	110
5.500% due 03/25/2022 ^		63	64
5.500% due 09/25/2035		7,114	7,149
5.500% due 01/25/2036 ^		1,795	1,639
5.500% due 08/25/2037 ^		6,180	5,479
5.750% due 03/25/2037 ^		742	613
6.000% due 10/25/2034		7,784	8,152
6.000% due 07/25/2036 ^		6,691	5,963
6.000% due 06/25/2037 ^		24,181	20,217
6.000% due 08/25/2037 ^		183	164
6.500% due 09/25/2035		532	525
7.000% due 08/25/2037 ^		1,454	1,314
JPMorgan Re-REMIC
0.694% due 11/26/2036		24,211	20,236
JPMorgan Resecuritization Trust
2.983% due 11/26/2034		22	22
Landmark Mortgage Securities PLC
0.000% due 06/17/2039	EUR	1,637	1,686
0.579% due 06/17/2039	GBP	4,712	5,587
0.803% due 04/17/2044		33,679	39,751
Lavender Trust
6.250% due 10/26/2036		$1,124	1,155
LB Commercial Mortgage Trust
5.517% due 07/15/2044		46,950	48,038
6.069% due 07/15/2044		43,787	44,696
LB-UBS Commercial Mortgage Trust
0.649% due 02/15/2040 (a)		24,728	45
5.407% due 11/15/2038		47,598	37,292
5.562% due 02/15/2040		81,189	61,126
5.858% due 07/15/2040		18,459	18,692
Lehman Mortgage Trust
0.945% due 12/25/2036		9,664	3,468
1.125% due 07/25/2036		10,952	5,613
1.425% due 12/25/2035 ^		2,339	1,898
5.404% due 01/25/2036 ^		5,280	4,934
5.500% due 11/25/2035 ^		300	277
5.500% due 12/25/2035 ^		81	71
5.569% due 12/25/2035		5,433	3,862
5.587% due 07/25/2037		5,636	4,237
5.927% due 04/25/2036		7,441	6,707
6.175% due 03/25/2037 ^(a)		21,903	5,049
6.500% due 09/25/2037 ^		9,485	7,132
Lehman XS Trust
0.625% due 05/25/2046 ^		1,635	1,470
0.685% due 03/25/2047 ^		6,332	5,732
0.715% due 11/25/2046		392	326
0.725% due 08/25/2046 ^		32,397	25,151
0.725% due 11/25/2046 ^		32,769	24,918

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.725% due 07/25/2047 ^		$24,597	$19,228
0.735% due 09/25/2046		234	196
0.754% due 02/25/2037		7,218	3,460
0.825% due 12/25/2035 ^		26	16
5.110% due 07/25/2035 ^		1,695	1,576
Ludgate Funding PLC
0.575% due 12/01/2060	GBP	6,687	8,132
0.683% due 01/01/2061		7,868	9,225
1.123% due 01/01/2061		11,023	13,377
Luminent Mortgage Trust
0.725% due 02/25/2046		$190	132
0.725% due 10/25/2046		330	284
Mansard Mortgages PLC
1.032% due 12/15/2049	GBP	21,839	27,174
Marche Mutui SRL
1.953% due 01/27/2064	EUR	42,516	48,195
MASTR Adjustable Rate Mortgages Trust
0.765% due 05/25/2037		$1,070	652
0.865% due 05/25/2047 ^		4,252	1,997
2.248% due 09/25/2034		210	194
2.500% due 01/25/2034		168	140
2.657% due 05/25/2034		369	364
2.675% due 07/25/2035 ^		3,680	3,097
2.760% due 12/25/2033		287	284
2.787% due 09/25/2033		1,038	996
2.904% due 07/25/2035 ^		825	718
2.923% due 02/25/2036		58	53
2.946% due 09/25/2035 ^		1,382	1,011
2.962% due 01/25/2036		25,032	24,787
2.970% due 04/21/2034		91	93
2.975% due 10/25/2032		274	271
2.979% due 06/25/2035		282	262
2.986% due 12/21/2034		286	268
3.044% due 11/21/2034		1,072	1,101
3.055% due 07/25/2034		1,440	1,378
3.065% due 12/25/2033		586	569
3.153% due 11/25/2036		184	162
3.299% due 10/25/2034		755	667
4.803% due 10/25/2032		140	133
MASTR Alternative Loan Trust
5.500% due 07/25/2034		4,704	4,807
5.500% due 08/25/2034		6,399	6,935
7.000% due 06/25/2034		43	45
MASTR Asset Securitization Trust
5.500% due 07/25/2033		31	33
5.500% due 06/26/2034		153	151
5.750% due 02/25/2021		469	470
6.000% due 10/25/2022		52	52
6.000% due 06/25/2036 ^		5,344	5,117
MASTR Reperforming Loan Trust
0.875% due 05/25/2035		756	595
4.541% due 05/25/2036		284	258
MASTR Seasoned Securitization Trust
2.603% due 05/25/2032		584	580
2.856% due 10/25/2032		248	248
2.922% due 10/25/2032		38	38
3.421% due 10/25/2032		500	488
6.500% due 08/25/2032		100	108
MBS Bancaja Fondo de Titulizacion de Activos
0.000% due 02/25/2038	EUR	3,283	3,639
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
1.224% due 11/15/2031		$489	458
1.264% due 09/15/2030		772	759
Merrill Lynch Alternative Note Asset Trust
0.695% due 02/25/2037		8,648	7,998
0.725% due 03/25/2037		6,981	3,057
0.825% due 03/25/2037		335	149
3.322% due 06/25/2037 ^		68,973	46,734
Merrill Lynch Mortgage Investors Trust
0.775% due 11/25/2035		1,039	979
0.775% due 08/25/2036		1	1
0.793% due 08/25/2036		34,826	32,824
0.985% due 04/25/2029		2,321	2,236
0.985% due 03/25/2030		242	235
1.184% due 11/25/2029		2,541	2,465
1.185% due 06/25/2028		19	18
1.205% due 04/25/2028		30	29
1.418% due 07/25/2030		4,473	4,330
1.523% due 10/25/2035		8	7
1.529% due 01/25/2030		97	93
1.609% due 01/25/2029		804	774
1.748% due 03/25/2030		531	513
1.928% due 10/25/2028		153	151

10	See Accompanying Notes

September 30, 2016

(Unaudited)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
1.948% due 11/25/2029		$167	$161
2.292% due 01/25/2029		52	51
2.410% due 01/25/2029		4,842	4,631
2.582% due 05/25/2036		1,512	1,466
2.611% due 05/25/2029		176	176
2.625% due 02/25/2033		61	59
2.640% due 12/25/2034		1,015	1,002
2.644% due 05/25/2036 ^		713	677
2.652% due 02/25/2035		4,128	4,128
2.654% due 09/25/2029		846	844
2.661% due 04/25/2035		212	207
2.806% due 02/25/2034		192	193
2.809% due 05/25/2034		219	215
2.852% due 12/25/2034		58	58
2.861% due 05/25/2036		275	273
2.863% due 09/25/2033		24	24
2.868% due 03/25/2036 ^		4,292	2,945
2.944% due 07/25/2035 ^		2,207	1,972
2.966% due 02/25/2036		11	11
3.047% due 07/25/2035 ^		1,058	832
3.051% due 12/25/2035 ^		145	135
3.058% due 06/25/2037		642	622
3.313% due 09/25/2035 ^		160	145
Merrill Lynch Mortgage Trust
0.476% due 02/12/2051 (a)		116,973	360
0.574% due 08/12/2039 (a)		1,398	1
Merrill Lynch Mortgage-Backed Securities Trust
3.010% due 08/25/2036 ^		21,065	19,484
3.161% due 06/25/2037 ^		34	28
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051		19,983	20,186
6.069% due 08/12/2049		8,517	8,704
Morgan Stanley Bank of America Merrill Lynch Trust
1.423% due 02/15/2047 (a)		98,081	4,984
2.189% due 11/15/2045 (a)		124,095	8,050
3.040% due 04/15/2048		7,200	7,568
Morgan Stanley Capital Trust
0.438% due 11/12/2049 (a)		16,209	32
3.340% due 03/15/2049		11,000	11,782
5.665% due 04/15/2049		16,023	16,275
Morgan Stanley Dean Witter Capital, Inc. Trust
6.538% due 09/15/2037		5,719	5,860
Morgan Stanley Mortgage Loan Trust
0.805% due 01/25/2036		3,059	2,217
1.112% due 10/25/2034		134	128
2.404% due 06/25/2037		24,449	15,681
2.575% due 07/25/2034		429	428
2.628% due 06/25/2036		2,078	2,024
2.690% due 07/25/2035 ^		428	400
2.836% due 07/25/2035		725	653
2.866% due 11/25/2035		147	108
2.938% due 05/25/2036 ^		17,913	13,842
2.961% due 10/25/2034		171	171
3.007% due 07/25/2034		449	443
3.089% due 08/25/2034		78	78
3.133% due 09/25/2035 ^		157	113
3.474% due 12/25/2035		920	821
4.343% due 11/25/2037 ^		6,913	4,925
4.449% due 10/25/2037 ^		6,435	5,311
5.500% due 11/25/2035 ^		143	140
5.750% due 09/25/2022 ^		12	6
6.000% due 08/25/2037 ^		698	611
6.410% due 09/25/2034		1,849	1,995
6.513% due 08/25/2036 ^		8,688	4,414
Morgan Stanley Re-REMIC Trust
2.934% due 02/26/2036		10,151	10,047
5.250% due 05/26/2037		22,611	21,371
5.988% due 08/12/2045		1,554	1,571
5.988% due 08/15/2045		12,545	12,683
6.372% due 08/26/2047		20,287	17,214
Morgan Stanley Resecuritization Trust
1.259% due 04/26/2047		41,038	16,947
2.770% due 04/26/2047		8,185	4,525
Mortgage Equity Conversion Asset Trust
1.100% due 05/25/2042		141,441	124,043
MortgageIT Securities Corp. Mortgage Loan Trust
0.755% due 06/25/2047		37,418	29,455
MortgageIT Trust
0.775% due 11/25/2035		12,065	10,088
Mortgages PLC
0.874% due 01/31/2037	GBP	4,892	6,004
0.954% due 10/31/2038		1,469	1,805

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Motel 6 Trust
4.532% due 02/05/2030		$6,000	$6,033
NAAC Reperforming Loan REMIC Trust
6.500% due 03/25/2034 ^		986	884
NAAC Reperforming Loan REMIC Trust Certificates
6.500% due 02/25/2035 ^		3,263	3,222
Newgate Funding PLC
0.298% due 12/15/2050	EUR	791	856
0.663% due 12/01/2050	GBP	3,068	3,626
0.948% due 12/15/2050	EUR	4,297	4,055
1.198% due 12/15/2050		7,189	6,511
1.382% due 12/15/2050	GBP	22,807	26,616
1.632% due 12/15/2050		6,446	7,300
Nomura Asset Acceptance Corp. Alternative Loan Trust
0.805% due 04/25/2037		$243	188
3.033% due 10/25/2035		1,150	1,079
3.204% due 02/25/2036		3,225	2,805
3.231% due 08/25/2034		5,505	4,964
3.311% due 02/25/2036 ^		1,112	887
5.159% due 03/25/2035		30	30
5.500% due 05/25/2033		12	13
6.000% due 05/25/2033		8	8
6.215% due 08/25/2036 ^		7,996	3,640
6.431% due 08/25/2036 ^		3,411	1,552
7.000% due 04/25/2033		6	6
Nomura Resecuritization Trust
0.724% due 08/27/2047		238,893	154,056
3.501% due 08/26/2034		2,555	2,570
6.000% due 07/26/2037		15,426	9,587
7.814% due 10/25/2036		6,561	4,054
NovaStar Mortgage Funding Trust
0.643% due 09/25/2046		18,248	14,953
Paragon Mortgages PLC
0.768% due 01/15/2039	GBP	66,609	78,790
Preferred Residential Securities PLC
1.482% due 12/15/2041		753	863
Prime Mortgage Trust
7.000% due 07/25/2034		$512	490
Provident Funding Mortgage Loan Trust
1.105% due 05/25/2035		3,418	3,303
2.846% due 05/25/2035		599	599
2.911% due 04/25/2034		105	105
3.018% due 10/25/2035		234	230
RBSSP Resecuritization Trust
0.774% due 03/26/2037		88,019	59,610
0.785% due 05/28/2047		43,833	29,549
0.818% due 08/26/2045		114	78
2.575% due 10/26/2036		20,454	14,150
2.599% due 07/26/2045		43,699	43,700
2.603% due 12/26/2036		38,625	30,563
2.637% due 12/25/2035		24,179	24,493
3.030% due 10/26/2035		7,640	7,663
3.173% due 03/26/2036		18,283	12,496
3.776% due 12/26/2036 ^		9,164	6,675
14.164% due 08/28/2047		295,122	226,096
Regal Trust
2.193% due 09/29/2031		442	424
Residential Accredit Loans, Inc. Trust
0.675% due 02/25/2047		21,905	12,631
0.695% due 01/25/2037		8,130	6,347
0.705% due 05/25/2036		22,241	19,405
0.705% due 07/25/2036		19,639	13,096
0.705% due 11/25/2036		5,272	3,835
0.705% due 06/25/2046		40,003	17,704
0.715% due 09/25/2036		11,252	9,864
0.725% due 05/25/2047		6,908	5,809
0.730% due 09/25/2046		10,178	7,575
0.775% due 02/25/2036 ^		20,585	14,020
0.785% due 12/25/2045		35,672	24,545
0.795% due 05/25/2046 ^		3,389	2,175
0.805% due 12/25/2045		811	579
0.825% due 08/25/2035		8,234	6,521
0.825% due 04/25/2037		9,027	5,700
0.855% due 03/25/2037		268	65
0.885% due 01/25/2037 ^		1,804	1,118
0.925% due 06/25/2036		511	331
1.125% due 08/25/2036		12,931	8,277
1.225% due 11/25/2035		9,525	6,857
1.507% due 01/25/2046 ^		31,939	23,897
1.815% due 11/25/2037		20,881	14,369
1.867% due 09/25/2045		1,082	887
2.582% due 12/26/2034 ^		251	169
3.477% due 08/25/2035 ^		773	414

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.564% due 07/25/2035		$15,522	$12,816
3.684% due 07/25/2035		8,922	7,219
3.892% due 12/25/2035		15,169	13,329
4.020% due 07/25/2035		115	92
5.000% due 09/25/2019		75	75
5.500% due 01/25/2035		2,250	2,268
5.500% due 08/25/2035 ^		67	60
5.750% due 12/25/2021 ^		312	298
6.000% due 10/25/2034		16,462	17,300
6.000% due 08/25/2035 ^		1,080	985
6.000% due 10/25/2035 ^		16,745	12,729
6.000% due 12/25/2035 ^		5,729	4,994
6.000% due 08/25/2036 ^		24,424	20,682
6.000% due 09/25/2036		7,208	5,919
6.000% due 01/25/2037		257	215
6.000% due 02/25/2037 ^		25,028	20,261
6.000% due 03/25/2037 ^		20,799	18,294
6.000% due 05/25/2037 ^		2,889	2,438
6.000% due 06/25/2037 ^		39,108	32,576
6.500% due 08/25/2036		48,896	41,225
Residential Asset Mortgage Products Trust
7.000% due 11/25/2031		161	170
7.500% due 12/25/2031		66	67
7.500% due 05/25/2032		89	88
7.500% due 07/25/2032		738	664
Residential Asset Securitization Trust
0.875% due 06/25/2036		9,004	3,347
1.225% due 07/25/2036		10,717	7,496
4.750% due 02/25/2019		21	21
5.500% due 07/25/2035		1,851	1,683
5.500% due 09/25/2035 ^		36,550	31,288
6.000% due 11/25/2036 ^		8,641	6,020
6.000% due 01/25/2037 ^		4,973	3,290
6.000% due 03/25/2037 ^		10,784	7,400
6.000% due 08/25/2037		1,026	871
6.250% due 11/25/2036		2,347	1,689
6.500% due 09/25/2036		4,849	3,454
6.500% due 04/25/2037 ^		23,580	14,467
Residential Funding Mortgage Securities, Inc. Trust
3.232% due 09/25/2035		1,872	1,566
3.246% due 08/25/2035 ^		4,534	3,396
3.966% due 09/25/2036 ^		250	213
4.021% due 04/25/2037		3,480	3,033
4.236% due 10/25/2037 ^		17,211	14,389
4.653% due 07/27/2037 ^		377	330
5.250% due 01/25/2036 ^		174	158
5.500% due 03/25/2037 ^		6,897	6,084
6.000% due 04/25/2037 ^		7,400	6,614
6.000% due 10/25/2037 ^		1,157	967
6.011% due 10/25/2037 ^		17,327	13,977
6.500% due 03/25/2032		73	75
Residential Mortgage Securities PLC
0.746% due 11/14/2039	GBP	4,991	6,062
2.636% due 02/14/2041		2,476	3,268
ResLoC UK PLC
0.000% due 12/15/2043	EUR	8,766	9,058
RMAC PLC
0.000% due 06/12/2037		6,791	7,145
0.620% due 06/12/2036	GBP	44,267	52,025
0.740% due 06/12/2043		3,339	4,076
0.800% due 12/12/2036		2,616	3,239
0.830% due 09/12/2035		5,609	6,811
RMAC Securities PLC
0.000% due 06/12/2044	EUR	2,241	2,316
0.530% due 06/12/2044	GBP	20,027	24,034
0.550% due 06/12/2044		10,582	12,625
0.995% due 06/12/2044		$3,766	3,476
Royal Bank of Scotland Capital Funding Trust
5.336% due 05/16/2047		3,216	3,213
Sandwell Commercial Finance PLC
1.826% due 05/11/2039	GBP	2,244	2,822
Sequoia Mortgage Trust
0.882% due 07/20/2033		$105	99
1.152% due 08/20/2034		1,250	1,183
1.192% due 06/20/2033		842	802
1.292% due 10/20/2027		7	7
1.292% due 04/20/2033		170	161
1.332% due 10/20/2027		95	93
1.561% due 11/20/2034		405	389
2.010% due 04/20/2033		917	911
2.873% due 02/20/2047		449	386
3.071% due 07/20/2037		2,316	1,996

See Accompanying Notes	11

Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.092% due 09/20/2046 ^		$8,212	$6,600
3.702% due 09/20/2046 ^		967	787
3.728% due 08/20/2047		14,179	11,778
4.723% due 07/20/2037 ^		14,377	12,738
Southern Pacific Financing PLC
0.980% due 12/10/2042	GBP	480	552
Southern Pacific Securities PLC
0.870% due 06/10/2043		4,759	6,034
Structured Adjustable Rate Mortgage Loan Trust
0.825% due 09/25/2034		$484	422
1.675% due 12/25/2037 ^		13,718	9,046
2.745% due 10/25/2037 ^		7,798	5,257
2.818% due 11/25/2035 ^		259	206
2.820% due 11/25/2035 ^		2,081	1,725
2.863% due 12/25/2034		2,876	2,834
2.869% due 09/25/2034		183	159
2.886% due 02/25/2036 ^		8,596	6,978
2.898% due 06/25/2034		288	288
2.902% due 05/25/2035		47	39
2.914% due 05/25/2036 ^		8,499	6,762
2.925% due 05/25/2035		12,334	11,534
2.938% due 05/25/2034		2,023	2,050
2.945% due 10/25/2035 ^		6,037	5,432
2.953% due 04/25/2035		142	132
2.958% due 11/25/2034		518	519
2.960% due 04/25/2034		21	21
2.966% due 12/25/2034		78	75
2.967% due 01/25/2036 ^		7,068	5,354
2.969% due 10/25/2034		238	235
2.976% due 03/25/2035		15,803	13,863
2.986% due 12/25/2035		488	401
2.986% due 12/25/2035 ^		927	919
2.989% due 05/25/2036 ^		420	385
3.003% due 11/25/2034		2,291	2,266
3.041% due 08/25/2035		2,306	2,152
3.041% due 02/25/2036 ^		11,960	8,641
3.054% due 09/25/2035		7,695	6,837
3.099% due 08/25/2034		34	33
3.101% due 11/25/2035		666	571
3.121% due 09/25/2036 ^		23,926	17,116
3.133% due 09/25/2036 ^		5,201	4,061
3.210% due 03/25/2036 ^		2,176	1,783
3.268% due 07/25/2035 ^		6,395	5,507
3.310% due 09/25/2036 ^		21,567	17,316
3.542% due 05/25/2036 ^		12,124	9,724
4.046% due 02/25/2037 ^		1,319	1,280
4.132% due 07/25/2037 ^		69	57
4.136% due 01/25/2037 ^		9,002	6,997
4.470% due 02/25/2037 ^		2,110	2,049
Structured Asset Mortgage Investments Trust
0.645% due 08/25/2036		17,413	13,208
0.705% due 07/25/2046		20,111	15,977
0.715% due 06/25/2036		11,380	9,547
0.715% due 07/25/2046 ^		14,834	11,271
0.725% due 05/25/2036		19,277	14,906
0.725% due 10/25/2036		8,765	7,462
0.735% due 04/25/2036		43,322	35,010
0.735% due 05/25/2036		390	304
0.735% due 08/25/2036 ^		19,846	15,070
0.735% due 05/25/2046		264	198
0.735% due 09/25/2047 ^		36,189	27,637
0.755% due 02/25/2036 ^		77,765	60,912
0.755% due 02/25/2036		11,710	9,494
0.755% due 05/25/2045		2,067	1,822
0.755% due 07/25/2046 ^		36	13
0.781% due 07/19/2035		4,128	3,714
0.805% due 02/25/2036 ^		26,742	22,124
0.825% due 08/25/2036 ^		6,761	3,424
1.075% due 09/25/2047		42,743	40,238
1.211% due 05/19/2035		2,371	2,326
1.375% due 05/25/2047		6,008	4,183
2.887% due 05/25/2047		58,801	41,799
3.083% due 02/19/2035		8	8
5.832% due 05/25/2045 ^		183	148
Structured Asset Securities Corp.
0.875% due 04/25/2035		511	425
2.947% due 12/25/2033		1,358	1,340
Structured Asset Securities Corp. Mortgage Loan Trust
1.125% due 10/25/2027		560	548
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.816% due 03/25/2033		217	215
2.879% due 01/25/2034		305	288

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.900% due 07/25/2033		$584	$582
2.913% due 08/25/2032		106	105
2.950% due 11/25/2033		193	190
2.964% due 09/25/2033		526	516
3.125% due 11/25/2033		488	481
3.334% due 09/25/2032		22	22
5.466% due 07/25/2034		13,909	14,450
5.750% due 09/25/2034		606	599
Structured Asset Securities Corp. Trust
5.750% due 02/25/2035		6,089	6,266
5.750% due 08/25/2035		8,051	8,052
Suntrust Adjustable Rate Mortgage Loan Trust
2.886% due 02/25/2037 ^		12,021	10,621
3.062% due 04/25/2037 ^		4,572	3,813
TDA CAM Fondo de Titulizacion de Activos
0.000% due 09/22/2032	EUR	860	956
TDA Mixto Fondo de Titulizacion de Activos
0.000% due 12/27/2030		436	486
0.000% due 09/30/2032		47	52
0.000% due 03/22/2035		1,568	1,739
0.000% due 06/22/2045		677	747
3.199% due 03/22/2036		1,200	1,216
Theatre Hospitals PLC
3.528% due 10/15/2031	GBP	68,145	84,917
Thornburg Mortgage Securities Trust
1.065% due 03/25/2044		$268	242
2.269% due 12/25/2044		74	72
2.385% due 10/25/2043		538	525
5.750% due 06/25/2047		23,043	22,350
Tibet CMBS SRL
4.150% due 12/09/2026	EUR	23,438	26,263
Trinity Square PLC
1.678% due 07/15/2051	GBP	28,750	37,235
UBS Commercial Mortgage Trust
2.274% due 05/10/2045 (a)		$163,236	15,418
UBS-Barclays Commercial Mortgage Trust
1.422% due 04/10/2046 (a)		83,480	5,026
Uropa Securities PLC
0.000% due 10/10/2040	EUR	10,600	10,619
0.702% due 10/10/2040	GBP	31,600	35,964
Wachovia Bank Commercial Mortgage Trust
5.509% due 04/15/2047		$2,855	2,881
5.888% due 06/15/2049		18,959	19,272
6.158% due 02/15/2051		33,381	34,145
Wachovia Mortgage Loan Trust LLC
2.933% due 10/20/2035		2,230	1,996
2.992% due 10/20/2035 ^		2,348	2,046
3.001% due 05/20/2036		450	430
3.132% due 10/20/2035		451	442
3.248% due 08/20/2035 ^		2,168	1,906
4.155% due 03/20/2037 ^		157	140
WaMu Mortgage Pass-Through Certificates Trust
0.755% due 04/25/2045		13,812	13,060
0.785% due 11/25/2045		1,078	1,013
0.795% due 12/25/2045		4,628	4,377
0.815% due 07/25/2045		3,803	3,639
0.815% due 12/25/2045		8,641	7,956
0.855% due 01/25/2045		11,850	11,158
0.875% due 01/25/2045		201	188
0.915% due 10/25/2044		2,809	2,726
0.925% due 10/25/2044		3,643	3,303
0.965% due 07/25/2044		14,388	13,489
1.205% due 01/25/2045		7,298	6,709
1.207% due 02/25/2047 ^		41,835	32,730
1.237% due 01/25/2047		2,602	2,361
1.247% due 01/25/2047 ^		10,730	8,447
1.257% due 06/25/2047		9,110	7,762
1.265% due 11/25/2034		4,145	3,739
1.267% due 04/25/2047		126	62
1.305% due 10/25/2045		3,183	3,106
1.309% due 12/25/2046 ^		24,401	19,080
1.347% due 11/25/2046		23,880	18,952
1.387% due 10/25/2046 ^		60,961	50,856
1.405% due 11/25/2034		83	73
1.407% due 05/25/2046		14,911	13,739
1.467% due 09/25/2046		14,221	11,785
1.469% due 06/25/2046		1,706	1,593
1.479% due 06/25/2046		4,255	3,607
1.487% due 07/25/2046		25,167	20,606
1.489% due 02/25/2046		1,294	1,194
1.707% due 11/25/2042		323	300
1.864% due 08/25/2042		192	184
2.008% due 01/25/2037 ^		1,739	1,460
2.026% due 01/25/2037 ^		15,556	13,291

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.056% due 10/25/2036 ^	$2,546	$2,158
2.098% due 12/19/2039	164	161
2.181% due 10/25/2036 ^	611	527
2.193% due 07/25/2046	14,737	13,278
2.220% due 11/25/2036 ^	1,994	1,710
2.237% due 11/25/2036 ^	6,169	5,513
2.270% due 12/25/2036 ^	127	109
2.395% due 05/25/2037 ^	19,101	15,310
2.462% due 03/25/2037 ^	45,617	38,666
2.468% due 01/25/2036 ^	697	663
2.526% due 03/25/2036	6,376	5,935
2.531% due 01/25/2036	2,622	2,560
2.533% due 09/25/2036	17,655	15,860
2.533% due 06/25/2037 ^	11,065	10,022
2.540% due 06/25/2037 ^	4,239	3,819
2.544% due 02/25/2037 ^	38,212	34,494
2.568% due 02/25/2033	881	868
2.591% due 12/25/2035	4,373	4,227
2.600% due 01/25/2035	4,168	4,174
2.603% due 12/25/2036 ^	8,621	7,555
2.699% due 02/25/2037 ^	43,839	39,950
2.708% due 02/25/2037 ^	26,786	23,973
2.721% due 10/25/2035	7,704	7,418
2.729% due 07/25/2037 ^	25,028	22,661
2.732% due 09/25/2035	960	934
2.751% due 08/25/2034	1,647	1,639
2.776% due 08/25/2036 ^	32,236	28,891
2.784% due 03/25/2035	3,300	3,236
2.788% due 01/25/2036	7,472	6,545
2.802% due 08/25/2046 ^	180	158
3.008% due 08/25/2035	77	72
3.531% due 01/25/2037 ^	10,144	8,791
3.893% due 03/25/2037 ^	25,352	23,098
4.172% due 02/25/2037 ^	5,798	5,413
4.231% due 04/25/2037 ^	35,811	32,639
4.332% due 05/25/2037 ^	2,648	2,331
4.338% due 07/25/2037 ^	5,094	4,624
Washington Mutual Mortgage Pass-Through Certificates Trust
0.715% due 07/25/2046	527	388
0.755% due 12/25/2036	10,541	8,632
0.785% due 12/25/2035	692	575
0.925% due 07/25/2035	2,319	1,866
1.125% due 03/25/2036 ^	2,997	2,219
1.207% due 01/25/2047	41,885	30,506
1.207% due 04/25/2047	9,652	7,024
1.227% due 12/25/2046	12,673	8,625
1.277% due 04/25/2047	13,595	9,748
1.357% due 10/25/2046 ^	26,221	18,712
1.427% due 09/25/2046	34,436	23,210
1.447% due 04/25/2046	57,472	44,352
1.477% due 05/25/2046	6,228	4,818
1.600% due 06/25/2033	134	133
1.975% due 09/25/2035 ^	2,576	2,074
4.461% due 09/25/2036 ^	41,043	23,713
4.571% due 10/25/2036	94	63
4.939% due 10/25/2036	8,824	4,822
5.000% due 03/25/2018	1	1
5.500% due 06/25/2035	4,314	3,997
5.500% due 08/25/2035	132	121
5.500% due 11/25/2035 ^	946	819
5.750% due 11/25/2035 ^	1,383	1,296
6.000% due 04/25/2036 ^	5,565	5,002
6.000% due 07/25/2036	2,029	940
6.000% due 04/25/2037	22,148	20,800
6.221% due 07/25/2036 ^	31,050	14,156
6.449% due 07/25/2036 ^	2,824	1,308
6.500% due 03/25/2036	22,113	17,380
6.500% due 05/25/2036 ^	8,968	6,536
6.500% due 08/25/2036 ^	46,068	34,369
7.500% due 04/25/2033	32	34
Wells Fargo Alternative Loan Trust
6.000% due 07/25/2037	2,069	1,940
Wells Fargo Commercial Mortgage Trust
1.518% due 11/15/2043 (a)	88,513	3,807
1.749% due 10/15/2049 (a)	327,287	39,950
3.324% due 01/15/2059	15,000	15,944
3.487% due 11/15/2048	5,000	5,374
Wells Fargo Mortgage Loan Trust
0.704% due 09/27/2047	44,897	33,905
3.046% due 12/27/2046	27,432	16,971

12	See Accompanying Notes

September 30, 2016

(Unaudited)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Wells Fargo Mortgage-Backed Securities Trust
0.825% due 04/25/2037 ^		$792	$646
2.765% due 02/25/2035		645	646
2.808% due 11/25/2034		489	486
2.853% due 04/25/2036		926	905
2.860% due 03/25/2036 ^		1,281	1,221
2.875% due 03/25/2035		32,419	32,466
2.894% due 03/25/2036		2,014	2,015
2.932% due 07/25/2034		133	134
2.974% due 03/25/2036		180	179
2.994% due 09/25/2034		154	159
2.995% due 04/25/2035		1,048	1,050
2.998% due 06/25/2035		239	244
3.001% due 04/25/2036 ^		445	435
3.003% due 10/25/2036 ^		3,090	2,950
3.005% due 12/25/2034		82	83
3.015% due 07/25/2036 ^		49,515	47,658
3.019% due 11/25/2037 ^		158	141
3.020% due 05/25/2035		470	468
3.027% due 03/25/2036 ^		7,203	7,083
3.030% due 09/25/2034		95	98
3.034% due 10/25/2034		141	141
3.037% due 08/25/2036 ^		2,348	2,229
3.039% due 03/25/2035		162	162
3.047% due 08/25/2033		107	110
3.048% due 10/25/2034		13	13
3.052% due 06/25/2034		430	432
3.058% due 06/26/2035		2,044	2,034
3.062% due 07/25/2034		346	356
3.062% due 06/25/2035		306	314
3.069% due 03/25/2035		69	68
3.070% due 10/25/2035		685	692
3.080% due 07/25/2036 ^		1,667	1,642
3.088% due 05/25/2036 ^		6,557	6,257
3.198% due 04/25/2036		4,752	4,372
5.500% due 08/25/2035		50	51
5.500% due 11/25/2035		19,874	20,156
5.500% due 03/25/2036		793	790
5.500% due 04/25/2036		240	225
5.500% due 09/25/2037		603	607
5.750% due 03/25/2037 ^		2,320	2,267
5.895% due 04/25/2037 ^		628	586
6.000% due 06/25/2036 ^		1,287	1,251
6.000% due 07/25/2036 ^		194	196
6.000% due 08/25/2036 ^		1,722	1,694
6.000% due 09/25/2036 ^		131	127
6.000% due 11/25/2036 ^		480	481
6.000% due 04/25/2037 ^		161	161
6.000% due 06/25/2037 ^		3,622	3,575
6.000% due 07/25/2037 ^		3,041	3,036
6.000% due 08/25/2037 ^		346	344
6.000% due 11/25/2037 ^		230	228
17.943% due 03/25/2036		212	253
Wells Fargo Re-REMIC Trust
5.888% due 05/16/2017		8,501	8,586
Wells Fargo-RBS Commercial Mortgage Trust
0.596% due 03/15/2047 (a)		83,202	2,617
2.409% due 04/15/2045 (a)		82,095	6,857
Windermere CMBS Ltd.
0.153% due 04/22/2018	EUR	4,373	4,777

Total Non-Agency Mortgage-Backed Securities (Cost $13,666,340)			14,182,685

ASSET-BACKED SECURITIES 24.5%
Aames Mortgage Investment Trust
1.724% due 06/25/2035		$10,800	9,604
2.249% due 01/25/2035 ^		488	484
ABSC Manufactured Housing Contract Resecuritization Trust
8.400% due 12/02/2030		20,435	21,184
Academic Loan Funding Trust
1.325% due 12/26/2044		4,907	4,838
ACAS CLO Ltd.
2.081% due 10/25/2025		100,150	100,197
Accredited Mortgage Loan Trust
0.704% due 04/25/2036		196	196
0.745% due 02/25/2037		24,998	16,126
1.000% due 09/25/2035		7,220	6,310
1.125% due 04/25/2034		1,106	1,023
1.125% due 07/25/2034		9,916	9,116
1.229% due 04/25/2035		2,495	2,354
5.210% due 01/25/2034		3,062	3,008

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
ACE Securities Corp. Home Equity Loan Trust
0.585% due 10/25/2036	$368	$214
0.615% due 07/25/2036 ^	1,881	718
0.645% due 12/25/2036	12,894	7,010
0.655% due 12/25/2036	162,096	102,947
0.665% due 07/25/2036	61,003	42,093
0.665% due 12/25/2036	26,509	16,483
0.675% due 04/25/2036	28,577	25,572
0.675% due 07/25/2036	46,919	21,283
0.765% due 07/25/2036	15,695	7,620
0.825% due 12/25/2045	440	439
1.185% due 11/25/2035	6,257	5,730
1.225% due 08/25/2045	6,595	6,442
1.325% due 02/25/2034	375	366
1.380% due 07/25/2035	5,000	4,870
1.425% due 09/25/2033	244	231
1.500% due 06/25/2034	13,732	12,872
1.500% due 07/25/2035	18,000	15,694
1.515% due 06/25/2035	4,600	4,545
1.530% due 07/25/2035	17,500	14,064
1.575% due 12/25/2033	2,180	2,098
1.605% due 02/25/2035	760	751
Aegis Asset-Backed Securities Trust
0.764% due 01/25/2037	13,011	9,382
Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates
1.125% due 06/25/2034	4	4
1.575% due 01/25/2034	588	541
AFC Home Equity Loan Trust
1.125% due 09/27/2027	153	144
1.175% due 09/22/2028	381	354
1.405% due 02/25/2029	467	411
ALESCO Preferred Funding Ltd.
0.000% due 12/23/2034 (f)	5,139	2,821
1.000% due 07/15/2037	26,039	19,268
1.080% due 07/15/2037	27,000	13,095
1.143% due 12/23/2037	14,527	11,331
1.153% due 07/23/2035	34,586	29,398
1.183% due 09/23/2037	20,368	14,767
1.193% due 12/23/2036	41,412	28,989
1.203% due 09/23/2036	49,245	34,964
1.223% due 06/23/2036	29,782	21,592
1.263% due 07/23/2035	5,304	4,455
1.263% due 09/23/2037	2,255	1,015
1.313% due 06/23/2036	27,500	14,025
1.313% due 12/23/2036	7,500	3,675
1.333% due 12/23/2035	20,821	10,723
1.363% due 09/23/2036	12,000	6,000
1.383% due 07/23/2035	15,152	7,879
1.430% due 05/01/2034	7,000	4,830
1.457% due 07/30/2034	7,000	3,990
1.463% due 03/23/2035	5,000	2,475
1.513% due 12/23/2034	4,750	2,708
1.613% due 09/23/2038	74,133	57,824
1.813% due 09/23/2038	10,000	5,150
1.857% due 01/30/2034	7,500	5,250
AmeriCredit Automobile Receivables Trust
1.370% due 11/08/2019	72,000	72,079
Ameriquest Mortgage Securities Trust
0.895% due 04/25/2036	13,000	10,082
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.955% due 01/25/2036	15,183	13,633
0.975% due 01/25/2036	6,211	5,931
1.105% due 01/25/2036	14,093	10,314
1.125% due 08/25/2035	6,385	6,345
1.175% due 05/25/2035	1,425	1,179
1.175% due 08/25/2035	12,300	11,208
1.224% due 11/25/2033	214	194
1.245% due 03/25/2035	4,000	3,939
1.320% due 03/25/2035	9,000	8,163
1.395% due 07/25/2034	196	181
1.440% due 01/25/2035	1,189	1,023
1.514% due 11/25/2034	24,699	23,642
1.544% due 08/25/2034	16,732	14,752
1.545% due 10/25/2034	3,800	3,488
1.559% due 12/25/2033	475	451
1.675% due 08/25/2035	14,800	9,990
1.695% due 03/25/2035	1,500	1,048
2.250% due 05/25/2034	11,176	8,702
3.900% due 11/25/2032	3,272	3,125
4.050% due 11/25/2032 ^	21	0
4.759% due 07/25/2033	3,163	2,851

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
5.140% due 10/25/2033		$65	$65
5.775% due 02/25/2033		3,298	2,856
Amortizing Residential Collateral Trust
1.105% due 07/25/2032		1,027	978
Aquilae CLO PLC
0.050% due 01/17/2023	EUR	271	304
ARES CLO Ltd.
1.768% due 01/17/2024		$50,250	50,303
Argent Securities Trust
0.615% due 07/25/2036		6,563	2,781
0.625% due 10/25/2036		10,426	4,777
0.635% due 09/25/2036		9,056	3,690
0.675% due 07/25/2036		51,547	22,307
0.700% due 04/25/2036		31,110	18,553
0.705% due 04/25/2036		8,685	3,542
0.765% due 06/25/2036		7,067	2,677
0.765% due 07/25/2036		6,983	3,116
0.765% due 10/25/2036		26,035	12,243
0.795% due 05/25/2036		16,023	5,989
0.805% due 04/25/2036		8,636	3,597
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
1.015% due 10/25/2035		8,000	6,810
1.559% due 01/25/2034		3,367	3,176
Arrowpoint CLO Ltd.
1.942% due 04/25/2024		9,200	9,192
Asset-Backed Funding Certificates Trust
0.635% due 01/25/2037		17,965	11,678
0.655% due 01/25/2037		75,542	52,536
0.665% due 10/25/2036		64,143	48,405
0.665% due 11/25/2036		10,032	7,126
0.675% due 09/25/2036		25,938	24,531
0.685% due 11/25/2036		21,883	13,208
0.685% due 01/25/2037		100,834	66,070
0.745% due 01/25/2037		55,669	36,821
0.775% due 11/25/2036		4,417	2,712
1.185% due 03/25/2035		5,213	4,307
1.200% due 06/25/2035		15,103	14,785
1.500% due 06/25/2035		11,363	7,528
1.525% due 06/25/2037		4,983	3,808
1.650% due 12/25/2032		1,765	1,682
Asset-Backed Securities Corp. Home Equity Loan Trust
0.665% due 07/25/2036		3,312	3,006
0.675% due 12/25/2036		9,956	9,305
0.775% due 03/25/2036		10,132	6,945
1.425% due 06/25/2035		14,798	12,963
1.470% due 04/25/2035		2,000	1,920
1.470% due 05/25/2035		14,813	14,510
1.483% due 12/15/2033		6,676	6,339
1.725% due 06/25/2034		3,430	2,986
2.174% due 03/15/2032		441	435
Associates Manufactured Housing Pass-Through Certificates
7.025% due 03/15/2028		601	604
7.150% due 03/15/2028		5,423	6,478
Atlante Finance SRL
1.302% due 07/28/2047	EUR	3,411	3,665
Atlas Senior Loan Fund Ltd.
1.979% due 08/15/2024		$28,400	28,399
Atrium CDO Corp.
1.421% due 11/16/2022		2,636	2,641
AVANT Loans Funding Trust
3.920% due 08/15/2019		8,155	8,207
B&M CLO Ltd.
2.079% due 04/16/2026		93,400	93,194
Babson CLO Ltd.
1.796% due 04/20/2025		3,565	3,554
2.057% due 05/15/2023		50,657	50,635
2.186% due 07/20/2025		15,400	15,403
Babson Euro CLO BV
1.350% due 10/25/2029	EUR	9,990	11,304
BankAmerica Manufactured Housing Contract Trust
7.930% due 12/10/2025		$5,000	4,745
Bayview Financial Acquisition Trust
0.874% due 05/28/2037		9,377	6,974
Bayview Financial Asset Trust
0.975% due 03/25/2037		10,153	8,406
1.325% due 03/25/2037		5,276	4,375
1.325% due 12/25/2039		642	637
1.425% due 03/25/2037		5,519	4,412
1.675% due 03/25/2037		2,999	2,397
2.025% due 03/25/2037		2,777	2,103
Bayview Financial Mortgage Pass-Through Trust
0.794% due 04/28/2036		44	44

See Accompanying Notes	13

Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Bayview Financial Revolving Asset Trust
1.454% due 12/28/2040		$6,124	$4,864
Bayview Opportunity Master Fund Trust
2.981% due 07/28/2034		17,754	17,752
3.228% due 07/28/2034		2,086	2,087
3.598% due 09/28/2031		39,600	39,598
Bear Stearns Asset-Backed Securities Trust
0.635% due 04/25/2031		8,709	8,945
0.665% due 10/25/2036		6,707	6,376
0.665% due 04/25/2037		14,191	12,151
0.675% due 06/25/2036		22,203	20,805
0.675% due 11/25/2036		4,596	3,976
0.695% due 05/25/2036 ^		5,635	5,557
0.695% due 10/25/2036		7,771	7,015
0.695% due 12/25/2036 ^		12,578	10,106
0.705% due 06/25/2047		14,691	14,350
0.715% due 05/25/2037		6,354	6,159
0.745% due 06/25/2047		30,407	29,200
0.755% due 04/25/2036		23,652	22,475
0.765% due 06/25/2047		13,400	11,825
0.795% due 05/25/2036		8,696	6,300
0.805% due 04/25/2036		13,230	13,085
0.825% due 02/25/2037		29,981	21,633
0.845% due 08/25/2036		3,082	3,081
0.845% due 01/25/2047		2,239	2,177
0.875% due 05/25/2037 ^		14,290	9,023
0.905% due 01/25/2037		7,766	6,243
0.907% due 09/25/2034		189	174
0.925% due 08/25/2036		6,607	6,479
0.925% due 09/25/2046		8,248	7,156
0.945% due 12/25/2035		7,324	6,540
0.955% due 12/25/2035		6,836	6,232
0.965% due 12/25/2035 ^		3,100	2,464
0.974% due 11/25/2035 ^		8,469	7,722
0.975% due 12/25/2035		10,821	8,052
0.975% due 08/25/2036		10,308	9,134
1.015% due 07/25/2035		91	90
1.015% due 06/25/2036		1,696	1,672
1.174% due 08/25/2035		7,567	7,262
1.185% due 10/25/2032		30	29
1.195% due 06/25/2035		11,236	10,104
1.205% due 10/25/2035		34,210	30,634
1.225% due 11/25/2035 ^		45,028	39,701
1.245% due 07/25/2035		11,345	11,149
1.325% due 10/27/2032		90	85
1.424% due 01/25/2036		4,485	3,883
1.475% due 10/25/2037		18,357	15,431
1.499% due 02/25/2034		1,013	949
1.525% due 10/25/2037		35,031	30,982
1.525% due 11/25/2042		1,448	1,360
1.530% due 06/25/2035		5,981	5,732
1.557% due 07/25/2036		1,296	1,144
1.625% due 10/25/2033		199	187
1.650% due 02/25/2035		3,342	3,071
2.025% due 04/25/2036		8,942	7,331
2.275% due 09/25/2035		14,750	13,758
2.399% due 08/25/2034		1,305	1,254
2.474% due 10/25/2036		173	141
5.500% due 06/25/2034		587	590
5.500% due 08/25/2035		8,639	7,830
5.500% due 08/25/2036		2,995	2,999
5.750% due 10/25/2033		447	461
6.000% due 10/25/2035		12,446	12,057
6.000% due 08/25/2036		7,323	5,942
6.250% due 12/25/2036		22,167	21,323
6.500% due 08/25/2036 ^		4,054	2,633
Black Diamond CLO Ltd.
2.157% due 02/01/2023		14,525	14,427
BNC Mortgage Loan Trust
0.625% due 03/25/2037		2,940	2,859
0.625% due 05/25/2037		1,770	1,743
Bombardier Capital Mortgage Securitization Corp.
5.980% due 03/15/2029		1,751	1,792
6.530% due 10/15/2028		2,140	2,231
6.805% due 12/15/2030		1,493	1,556
6.975% due 12/15/2029		9,041	4,243
7.180% due 12/15/2029		19,859	9,577
7.575% due 06/15/2030		16,195	7,966
7.935% due 12/15/2030		10,000	10,535
Bosphorus CLO
1.430% due 10/15/2025	EUR	25,700	28,962

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Buckingham CDO Ltd.
0.776% due 04/05/2041		$721,545	$133,919
0.776% due 09/05/2051		1,019,499	113,692
Cadogan Square CLO BV
0.132% due 08/12/2022	EUR	1,848	2,080
Carrington Mortgage Loan Trust
0.675% due 07/25/2036 ^		$104,158	85,035
0.745% due 01/25/2037		17,797	11,140
0.775% due 10/25/2036		10,423	6,473
0.945% due 02/25/2037		8,317	5,741
CDC Mortgage Capital Trust
1.439% due 11/25/2034		155	141
CELF Loan Partners PLC
0.068% due 11/01/2023	EUR	2,808	3,154
0.164% due 05/03/2023		1,333	1,499
0.238% due 11/01/2023		3,000	3,272
Cent CLO Ltd.
2.082% due 10/29/2025		$12,400	12,409
2.268% due 11/07/2026		75,634	75,502
Centex Home Equity Loan Trust
0.845% due 06/25/2036		23,250	16,976
1.145% due 09/25/2034		1,013	933
5.210% due 11/25/2028		484	485
Chase Funding Trust
1.025% due 05/25/2032		116	107
1.125% due 07/25/2033		9	8
CHEC Loan Trust
1.165% due 06/25/2034		505	457
CIFC Funding Ltd.
1.067% due 05/10/2021		213	213
1.829% due 04/16/2025		8,000	7,984
2.169% due 10/17/2026		40,000	40,024
2.185% due 12/05/2024		60,000	60,074
2.192% due 07/22/2026		21,800	21,843
2.305% due 05/24/2026		12,500	12,515
CIT Group Home Equity Loan Trust
1.500% due 12/25/2031		263	251
CIT Mortgage Loan Trust
1.975% due 10/25/2037 ^		1,027	1,010
Citigroup Mortgage Loan Trust
0.695% due 05/25/2037		23,742	19,139
0.975% due 03/25/2037		21,391	15,933
Citigroup Mortgage Loan Trust, Inc.
0.585% due 07/25/2045		2,230	1,626
0.605% due 01/25/2037		25,080	16,955
0.625% due 12/25/2036		6,857	4,640
0.665% due 12/25/2036		5,849	5,416
0.665% due 05/25/2037		5,421	5,395
0.685% due 09/25/2036		10,595	7,605
0.685% due 12/25/2036		13,912	9,499
0.695% due 03/25/2036		119	118
0.705% due 01/25/2037		149,828	102,741
0.705% due 03/25/2037		685	679
0.715% due 05/25/2037		54,082	39,772
0.724% due 11/25/2045		481	473
0.735% due 12/25/2036		8,241	6,211
0.765% due 10/25/2036		18,106	17,869
0.775% due 01/25/2037		48,777	33,778
0.785% due 03/25/2037		51,318	40,754
0.815% due 10/25/2036		3,000	2,742
0.825% due 10/25/2036		15,436	12,843
0.935% due 10/25/2035		19,526	18,474
1.215% due 09/25/2035		2,110	2,111
1.245% due 09/25/2035 ^		17,600	16,952
1.575% due 02/25/2035		1,249	986
1.725% due 09/25/2033		975	930
4.595% due 10/25/2037		47,303	44,620
5.249% due 08/25/2035		133	123
COA Summit CLO Ltd.
2.046% due 04/20/2023		56,343	56,352
COBALT Commercial Mortgage Trust
0.916% due 04/26/2050		24,705	24,106
0.936% due 04/26/2050		9,123	9,129
Conseco Finance Securitizations Corp.
2.577% due 12/01/2033		17,851	17,334
6.030% due 03/01/2033		998	1,003
6.910% due 05/01/2033		52,512	58,743
7.360% due 06/01/2030		77,496	57,401
7.360% due 08/01/2032		5,717	6,124
7.424% due 03/01/2033		18,000	20,160
7.490% due 07/01/2031		44,582	49,394
7.770% due 09/01/2031		18,549	20,473
7.954% due 12/01/2033		7,958	8,800
7.960% due 05/01/2031		25,250	18,934

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
7.970% due 05/01/2032		$7,401	$4,438
8.060% due 09/01/2029		7,632	4,696
8.200% due 05/01/2031		35,153	27,020
8.260% due 12/01/2030		85,700	61,500
8.310% due 05/01/2032		42,101	26,265
8.850% due 12/01/2030		1,899	1,199
Conseco Financial Corp.
6.280% due 09/01/2030		29,354	31,144
6.320% due 07/01/2030		15,825	16,846
6.440% due 12/01/2030		16,595	17,546
6.540% due 04/01/2029		9,572	10,219
6.660% due 06/01/2030		4,114	4,419
6.760% due 03/01/2030		2,740	2,930
6.810% due 12/01/2028		957	1,011
6.870% due 01/15/2029		18	18
7.220% due 03/15/2028		7,789	8,202
7.240% due 11/15/2028		11,113	11,830
7.550% due 01/15/2029		198	198
7.860% due 03/01/2030		17,660	15,265
Cordatus CLO PLC
0.042% due 07/25/2024	EUR	19,810	22,069
0.815% due 01/30/2024	GBP	4,338	5,602
0.844% due 07/25/2024		6,164	7,821
Coronado CDO Ltd.
1.355% due 09/04/2038		$24,071	22,988
Countrywide Asset-Backed Certificates
0.665% due 05/25/2035		61,037	51,388
0.665% due 03/25/2037		116,215	107,604
0.665% due 05/25/2037		89,710	76,519
0.665% due 06/25/2037		36,971	30,780
0.665% due 07/25/2037 ^		68,538	57,389
0.665% due 08/25/2037		137,617	107,264
0.665% due 04/25/2047		44,675	38,997
0.665% due 06/25/2047		36,942	29,196
0.674% due 01/25/2037		10,221	9,936
0.675% due 05/25/2037		19,476	18,471
0.675% due 12/25/2046		14,605	13,952
0.675% due 06/25/2047 ^		15,167	14,163
0.684% due 09/25/2046 ^		17,534	16,606
0.685% due 09/25/2036		30,292	29,703
0.685% due 03/25/2037		14,110	13,671
0.685% due 01/25/2046		81,947	78,070
0.695% due 05/25/2037		4,125	3,862
0.695% due 06/25/2037		34,432	33,393
0.695% due 06/25/2047		3,720	3,520
0.705% due 07/25/2036		253	253
0.705% due 06/25/2047		30,733	29,438
0.705% due 11/25/2047 ^		59,652	44,501
0.715% due 06/25/2047		26,060	24,719
0.725% due 06/25/2047		36,912	28,937
0.725% due 09/25/2047		66,950	48,110
0.745% due 09/25/2037 ^		25,636	21,410
0.745% due 06/25/2047 ^		40,896	24,521
0.745% due 09/25/2047		29,826	26,598
0.755% due 05/25/2037		13,000	8,675
0.755% due 07/25/2037 ^		46,686	26,082
0.755% due 10/25/2047		26,640	25,264
0.765% due 04/25/2036		20,623	13,891
0.765% due 11/25/2036		11,924	9,975
0.765% due 03/25/2037		24,109	15,214
0.765% due 04/25/2037		7,750	4,171
0.765% due 06/25/2037		28,665	27,649
0.765% due 12/25/2046		32,297	24,003
0.774% due 01/25/2037		35,636	30,675
0.775% due 03/25/2036 ^		20,236	16,533
0.775% due 01/25/2046		35,429	27,049
0.775% due 06/25/2047		9,200	6,366
0.775% due 11/25/2047		20,740	11,389
0.815% due 11/25/2036		15,131	8,919
0.815% due 06/25/2037		15,449	10,962
0.824% due 07/25/2036		1,315	1,265
0.825% due 02/25/2037		24,010	20,632
0.845% due 10/25/2036		5,014	4,348
0.845% due 02/25/2037		11,000	5,809
0.845% due 05/25/2047		9,754	3,788
0.855% due 07/25/2036		1,519	1,265
0.865% due 12/25/2036 ^		20,629	10,785
0.875% due 03/25/2036 ^		3,947	3,213
0.875% due 05/25/2046		1,246	1,204
0.975% due 03/25/2047 ^		11,367	6,545
0.985% due 01/25/2036		3,544	3,524
1.025% due 01/25/2036		8,000	7,046

14	See Accompanying Notes

September 30, 2016

(Unaudited)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
1.025% due 03/25/2036		$16,012	$13,479
1.045% due 01/25/2036		23,050	22,036
1.185% due 12/25/2035		13,300	12,412
1.225% due 12/25/2033		2,101	1,989
1.275% due 05/25/2034		2,029	1,942
1.295% due 11/25/2035		1,769	1,762
1.325% due 10/25/2035		23,685	21,546
1.365% due 10/25/2047		41,744	36,315
1.384% due 05/25/2033		193	174
1.425% due 05/25/2036		1,075	812
1.500% due 11/25/2034		13,088	12,908
1.525% due 08/25/2047		2,060	1,762
1.575% due 07/25/2033		1,741	1,668
1.575% due 11/25/2034		13,817	13,332
1.590% due 08/25/2035		23,000	21,186
1.775% due 12/25/2034		2,725	2,317
4.255% due 04/25/2036		99	101
4.541% due 02/25/2036		1,341	1,345
4.872% due 07/25/2036		1,730	1,711
4.961% due 10/25/2046 ^		6,355	5,783
5.834% due 07/25/2034		718	2,156
Countrywide Asset-Backed Certificates Trust
0.655% due 04/25/2046		41,424	33,962
0.665% due 02/25/2037		62,576	53,835
0.675% due 02/25/2037		13,510	13,257
0.675% due 04/25/2046 ^		6,122	6,015
0.675% due 03/25/2047		10,630	9,960
0.684% due 09/25/2046		12,202	11,346
0.685% due 03/25/2037		11,845	11,518
0.765% due 02/25/2037		20,200	16,936
0.775% due 04/25/2046 ^		5,625	4,622
0.984% due 05/25/2036		15,000	13,024
1.015% due 04/25/2036		43,050	34,146
1.125% due 08/25/2035		671	671
1.185% due 08/25/2035		17,997	15,582
1.244% due 05/25/2036		15,000	7,418
1.305% due 11/25/2034		1,050	1,028
1.325% due 08/25/2047		66,376	63,960
1.380% due 08/25/2034		16,332	15,718
1.425% due 11/25/2034		955	936
1.530% due 07/25/2034		958	929
1.799% due 04/25/2035		5,000	4,932
2.700% due 07/25/2034		417	393
4.693% due 10/25/2035		443	457
4.731% due 02/25/2036		18,826	19,115
4.763% due 10/25/2046 ^		71	64
Countrywide Home Equity Loan Trust
0.754% due 02/15/2036		5,454	4,927
Credit Suisse First Boston Mortgage Securities Corp.
2.875% due 08/25/2032		259	239
Credit-Based Asset Servicing and Securitization LLC
0.585% due 11/25/2036		102	64
0.595% due 01/25/2037 ^		686	269
0.644% due 07/25/2037		9,727	6,046
0.665% due 10/25/2036		26,203	18,576
0.745% due 07/25/2037		8,992	5,672
0.755% due 11/25/2036		9,101	5,845
0.775% due 07/25/2036		12,000	9,025
0.865% due 07/25/2037		9,520	6,111
0.944% due 12/25/2035		13,036	7,593
1.244% due 01/25/2035		10,641	9,823
1.544% due 11/25/2033		999	960
3.799% due 07/25/2035 ^		644	641
3.885% due 01/25/2037 ^		290	149
4.881% due 05/25/2035		4,512	4,567
CWCapital COBALT LLC
1.051% due 04/26/2050		4,564	4,183
Denali Capital CLO Ltd.
0.932% due 01/22/2022		14,503	14,343
DFC HEL Trust
2.400% due 12/25/2031		3,965	3,740
Doral CLO Ltd.
2.307% due 12/19/2022		124,411	124,579
DT Auto Owner Trust
1.440% due 11/15/2019 (b)		43,700	43,682
Duchess CLO BV
0.252% due 02/28/2023	EUR	1,100	1,218
Duke Funding High Grade Ltd.
0.667% due 08/02/2049		$828,820	102,111
0.757% due 08/02/2049		304,668	38,083
1.209% due 08/02/2049		102,000	5,279
Eaton Vance CDO PLC
0.000% due 02/22/2027	EUR	2,308	2,583

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.688% due 02/22/2027	GBP	1,536	$1,960
1.051% due 02/22/2027		$13,937	13,805
1.111% due 02/22/2027		18,458	18,295
Educational Funding Co. LLC
0.965% due 10/25/2029		1,489	1,438
EMC Mortgage Loan Trust
0.994% due 04/25/2042		1,620	1,558
1.075% due 08/25/2040		573	532
1.075% due 11/25/2041		39	37
1.264% due 05/25/2040		83	76
Encore Credit Receivables Trust
1.215% due 07/25/2035		7,998	6,720
Equifirst Loan Securitization Trust
0.695% due 04/25/2037		71,539	63,922
Equity One Mortgage Pass-Through Trust
5.495% due 12/25/2033		709	705
FAB U.S. Ltd.
1.219% due 12/06/2045	GBP	16,940	18,731
Faxtor ABS BV
0.000% due 11/02/2070	EUR	1,067	1,202
2.312% due 07/25/2094		1,500	1,668
FBR Securitization Trust
1.215% due 11/25/2035		$10,000	9,092
Fieldstone Mortgage Investment Trust
0.715% due 05/25/2036		50,609	35,385
Finance America Mortgage Loan Trust
1.575% due 09/25/2033		270	255
First Franklin Mortgage Loan Asset-Backed Certificates
1.350% due 05/25/2034		6,064	5,692
2.235% due 05/25/2034		454	379
First Franklin Mortgage Loan Trust
0.665% due 12/25/2036		5,067	3,102
0.675% due 05/25/2036		5,708	5,123
0.675% due 07/25/2036		7,788	7,518
0.675% due 12/25/2036		20,909	16,224
0.685% due 12/25/2037		36,991	23,294
0.714% due 03/25/2036		1,467	1,432
0.715% due 02/25/2036		30,405	24,184
0.744% due 01/25/2038		521	352
0.785% due 11/25/2036		2,247	2,229
0.815% due 02/25/2036		20,000	16,703
0.835% due 09/25/2036		20,034	14,162
0.884% due 03/25/2036		12,894	7,156
0.885% due 11/25/2035		39,003	32,045
0.905% due 02/25/2036		22,712	13,174
0.995% due 07/25/2035		14,436	14,177
1.015% due 09/25/2035		23,328	23,011
1.045% due 09/25/2035		10,778	9,505
1.185% due 05/25/2036		2,000	1,970
1.195% due 09/25/2035		12,600	8,833
1.260% due 12/25/2034		5,501	5,354
1.395% due 09/25/2034		11,077	10,658
1.425% due 01/25/2035		2,960	2,737
1.475% due 07/25/2033		4,265	4,094
1.500% due 05/25/2035		34,529	26,834
1.800% due 07/25/2034		32,069	31,188
First Investors Auto Owner Trust
1.530% due 11/16/2020		24,000	24,015
First NLC Trust
1.230% due 12/25/2035		10,007	9,487
Flatiron CLO Ltd.
2.115% due 10/25/2024		28,050	28,051
2.253% due 10/25/2024		53,500	53,500
Fortress Credit Investments Ltd.
1.929% due 07/17/2023		73,155	73,192
Fraser Sullivan CLO Ltd.
1.771% due 04/20/2023		51,773	51,815
Fremont Home Loan Trust
0.625% due 08/25/2036		6,431	2,754
0.655% due 11/25/2036		30,581	13,655
0.685% due 08/25/2036		42,642	18,559
0.695% due 02/25/2036		23,089	20,124
0.695% due 02/25/2037		24,150	13,656
0.705% due 04/25/2036		195	171
0.745% due 01/25/2037		34,699	18,672
0.765% due 08/25/2036		7,821	3,477
0.775% due 05/25/2036		6,974	4,024
0.795% due 04/25/2036		22,370	13,191
0.975% due 01/25/2036		43,992	23,681
1.350% due 01/25/2034		3,003	2,772
1.575% due 11/25/2034		6,400	5,702
1.680% due 06/25/2035		10,069	6,138
Galaxy CLO Ltd.
2.118% due 11/16/2025		7,400	7,399

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Gallatin CLO Ltd.
1.950% due 07/15/2023		$6,090	$6,090
GCAT LLC
3.750% due 07/25/2020		24,440	24,516
4.250% due 10/25/2019		37,875	38,162
GCO Education Loan Funding Trust
0.945% due 08/25/2028		9,089	9,055
GE-WMC Mortgage Securities Trust
0.565% due 08/25/2036		4	2
GM Financial Automobile Leasing Trust
1.350% due 02/20/2019		78,000	78,139
Goal Structured Solutions Trust
1.175% due 09/25/2041		32,281	31,002
Gramercy Park CLO Ltd.
1.979% due 07/17/2023		6,750	6,748
Green Tree Servicing LLC
8.970% due 04/25/2038		678	680
Greenpoint Manufactured Housing
0.000% due 06/08/2031		19,283	19,323
0.000% due 11/17/2031		17,925	16,859
3.706% due 10/14/2031		24,293	24,409
8.300% due 10/15/2026		5,611	6,208
Greenpoint Manufactured Housing Pass-Through Certificates
2.521% due 11/22/2031		21,394	21,083
GSAA Home Equity Trust
0.585% due 05/25/2036		9,448	4,444
0.695% due 10/25/2036		64,964	31,869
0.695% due 02/25/2037		14,865	8,526
0.705% due 05/25/2036		27,482	13,467
0.795% due 10/25/2035		3,360	3,198
0.845% due 04/25/2047		26,732	17,904
0.875% due 08/25/2037		24,739	22,914
0.895% due 10/25/2035		30,979	28,725
1.055% due 08/25/2035		4,304	2,988
5.344% due 09/25/2035		429	368
5.772% due 11/25/2036 ^		11,639	6,798
6.000% due 11/25/2037 ^		809	690
6.448% due 06/25/2036		28,975	14,916
GSAA Trust
0.595% due 03/25/2036		39	22
0.645% due 06/25/2036		76,417	34,993
0.705% due 03/25/2036		39,086	22,603
0.745% due 05/25/2047		4,500	3,456
0.765% due 06/25/2036		5,546	3,078
0.795% due 03/25/2036		35,774	23,121
0.895% due 06/25/2035		497	479
GSAMP Trust
0.595% due 12/25/2036		930	522
0.605% due 11/25/2036		1,554	905
0.615% due 01/25/2037		3,545	2,230
0.664% due 08/25/2036		43,089	36,429
0.665% due 06/25/2036		27,100	23,706
0.665% due 11/25/2036		37,832	22,356
0.675% due 05/25/2046		39,857	35,643
0.705% due 11/25/2035		274	93
0.725% due 11/25/2036		21,231	12,721
0.765% due 12/25/2035		17,601	16,164
0.765% due 06/25/2036		6,509	4,111
0.824% due 10/25/2036 ^		1,725	231
0.825% due 06/25/2036		15,694	7,571
0.955% due 11/25/2035 ^		13,675	8,556
0.955% due 11/25/2035		15,304	13,863
0.975% due 12/25/2035		8,001	3,028
1.015% due 07/25/2045		5,500	5,345
1.045% due 07/25/2045		19,366	16,543
1.675% due 12/25/2034		21,258	18,086
1.725% due 10/25/2034		1,596	1,537
GSRPM Mortgage Loan Trust
0.824% due 09/25/2036		2,119	2,053
0.825% due 03/25/2035		1,089	1,075
Home Equity Asset Trust
0.710% due 07/25/2037		13,404	13,042
0.995% due 01/25/2036		5,000	3,970
0.995% due 04/25/2036		18,000	13,821
1.225% due 12/25/2033		97	93
1.285% due 11/25/2032		128	118
1.425% due 11/25/2034		1,211	1,190
1.725% due 06/25/2032 ^		3,267	3,124
Home Equity Loan Trust
0.655% due 04/25/2037		66	65
House of Europe Funding PLC
0.000% due 12/15/2090	EUR	63,359	69,759

See Accompanying Notes	15

Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Hout Bay Corp.
0.776% due 07/05/2041		$552,005	$176,641
0.976% due 07/05/2041		34,165	1,993
1.106% due 07/05/2041		4,046	99
HSI Asset Loan Obligation Trust
4.958% due 12/25/2036		12,393	6,456
HSI Asset Securitization Corp. Trust
0.575% due 10/25/2036		3,221	1,739
0.635% due 10/25/2036		25,685	14,043
0.665% due 01/25/2037		85,249	60,784
0.685% due 03/25/2036		8,459	8,048
0.685% due 10/25/2036		13,458	7,434
0.685% due 05/25/2037		24,126	22,515
0.695% due 12/25/2036		38,504	16,792
0.715% due 04/25/2037		23,308	13,603
0.765% due 10/25/2036		2,998	1,683
0.855% due 02/25/2036		16,000	13,138
0.895% due 01/25/2036		9,000	8,731
IMC Home Equity Loan Trust
7.520% due 08/20/2028		60	60
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
0.000% due 12/31/2060		2,226	2,115
0.685% due 11/25/2036		14,815	11,367
0.725% due 07/25/2037		22,812	14,504
0.825% due 03/25/2036		25,000	17,992
0.845% due 04/25/2037		20,250	15,899
0.975% due 08/25/2035		441	441
Ivory CDO Ltd.
0.000% due 10/31/2099	EUR	10,178	11,337
IXIS Real Estate Capital Trust
0.675% due 01/25/2037		$104,346	51,926
0.685% due 08/25/2036		80,380	32,713
0.725% due 03/25/2036 ^		16,447	10,468
0.785% due 08/25/2036		52,469	22,051
1.470% due 02/25/2035		2,427	2,197
JMP Credit Advisors CLO Ltd.
1.860% due 04/30/2023		60,400	60,296
JPMorgan Mortgage Acquisition Corp.
0.705% due 02/25/2036		6,334	6,277
0.705% due 03/25/2036		30,370	27,934
0.795% due 03/25/2036		40,500	28,145
0.815% due 05/25/2035		15,998	15,281
1.145% due 06/25/2035		16,467	12,699
1.185% due 09/25/2035		17,117	16,633
1.230% due 09/25/2035		10,682	8,148
JPMorgan Mortgage Acquisition Trust
0.624% due 03/25/2047		191	104
0.635% due 08/25/2036		5,948	3,918
0.660% due 07/25/2036		50,811	36,516
0.665% due 10/25/2036		10,542	10,060
0.685% due 05/25/2036		4,026	3,969
0.685% due 06/25/2036		18,900	17,891
0.685% due 01/25/2037		10,872	10,668
0.694% due 04/25/2036		10,345	9,893
0.735% due 03/25/2037		33,275	31,116
0.755% due 07/25/2036		10,000	9,717
0.765% due 05/25/2037		7,625	3,806
0.815% due 05/25/2036		16,851	9,829
0.844% due 04/25/2036		3,803	2,742
4.877% due 01/25/2037 ^		2,434	1,758
5.830% due 07/25/2036 ^		8,049	4,570
6.410% due 07/25/2036 ^		11,476	6,511
Jubilee CDO BV
0.179% due 09/20/2022	EUR	2,200	2,432
KGS Alpha SBA Trust
0.958% due 04/25/2038 (a)		$62,178	2,205
KKR CLO Trust
1.740% due 12/15/2024		32,500	32,629
Kodiak CDO Ltd.
1.128% due 11/07/2042		13,637	13,337
Lehman ABS Manufactured Housing Contract Trust
5.270% due 04/15/2040		634	656
Lehman XS Trust
0.665% due 02/25/2037 ^		4,472	4,268
0.675% due 04/25/2037 ^		1,561	1,225
0.695% due 02/25/2037 ^		40,207	23,649
0.705% due 02/25/2037		32,899	22,964
0.805% due 05/25/2036		23,960	18,576
6.140% due 04/25/2036		32,183	28,539
Limerock CLO Ltd.
2.179% due 04/18/2026		5,900	5,900
Long Beach Mortgage Loan Trust
0.615% due 09/25/2036		15,071	6,458

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.625% due 12/25/2036		$12,299	$5,910
0.635% due 10/25/2036		5,145	2,302
0.635% due 11/25/2036		9,037	4,309
0.675% due 06/25/2036		89,927	46,408
0.675% due 09/25/2036		81,534	54,519
0.680% due 10/25/2036		77,972	42,201
0.685% due 10/25/2036		3,762	1,702
0.685% due 12/25/2036		5,490	3,449
0.695% due 12/25/2036		55,204	26,912
0.725% due 01/25/2036		73,958	64,779
0.745% due 02/25/2036		48,228	42,635
0.765% due 08/25/2036		9,684	5,045
0.785% due 05/25/2036		4,606	2,292
0.825% due 01/25/2036		50,377	36,025
0.855% due 01/25/2046		257	252
0.905% due 08/25/2045		6,793	6,392
0.945% due 01/25/2046		49,158	33,329
1.170% due 11/25/2035		18,800	16,308
1.175% due 09/25/2034		636	484
1.319% due 06/25/2034		6,553	6,387
1.380% due 07/25/2034		3,413	3,296
1.650% due 05/25/2032		60	59
1.650% due 07/25/2033		5,828	5,522
3.525% due 11/25/2032		34	33
Madison Avenue Manufactured Housing Contract Trust
3.775% due 03/25/2032		6,000	6,105
Madison Park Funding Ltd.
2.066% due 01/20/2025		6,600	6,605
Malin CLO BV
0.000% due 05/07/2023	EUR	33,472	37,228
MASTR Asset-Backed Securities Trust
0.575% due 08/25/2036		$6,876	3,254
0.575% due 10/25/2036		51,165	22,916
0.575% due 11/25/2036		9	4
0.575% due 01/25/2037		83	36
0.625% due 10/25/2036		13,073	8,163
0.625% due 11/25/2036		24,566	16,131
0.645% due 10/25/2036		42,190	19,208
0.655% due 10/25/2036		40,295	24,659
0.670% due 10/25/2036		76,538	37,153
0.675% due 08/25/2036		4,375	2,306
0.685% due 10/25/2036		5,215	3,295
0.725% due 04/25/2036		78,606	31,432
0.735% due 11/25/2036		5,053	2,499
0.735% due 05/25/2037		4,200	3,302
0.765% due 06/25/2036		6,559	3,755
0.765% due 08/25/2036		35,104	17,569
0.770% due 10/25/2036		8,504	4,204
0.825% due 01/25/2036		4,815	4,698
0.825% due 05/25/2037		15,817	13,564
1.025% due 10/25/2035 ^		22,454	17,645
1.470% due 05/25/2035		4,000	3,876
1.675% due 08/25/2037		37,285	29,462
5.175% due 05/25/2033		7,741	7,516
MASTR Specialized Loan Trust
0.785% due 02/25/2036		7,834	6,964
0.895% due 01/25/2037		16,710	9,552
Mercator CLO Ltd.
0.555% due 10/15/2024	EUR	6,500	7,257
Mercury CDO Ltd.
1.181% due 12/08/2040		$45,801	42,825
1.691% due 12/08/2040		6,000	813
Merit Securities Corp.
6.690% due 07/28/2033		445	447
Merrill Lynch First Franklin Mortgage Loan Trust
0.695% due 04/25/2037		4,695	2,739
0.695% due 05/25/2037		45,827	27,386
0.765% due 05/25/2037		80,931	48,939
0.775% due 04/25/2037		37,689	22,337
0.845% due 05/25/2037		50,569	30,990
Merrill Lynch Mortgage Investors Trust
0.585% due 11/25/2037		5,527	2,872
0.675% due 11/25/2037		33,720	17,986
0.684% due 04/25/2037		17,555	9,975
0.705% due 03/25/2037		1,046	1,045
0.835% due 12/25/2036		5,700	5,515
0.975% due 02/25/2047		43,355	28,934
0.985% due 08/25/2036		15,600	13,853
1.005% due 05/25/2036		1,319	1,230
1.025% due 06/25/2036		10,159	9,827
1.455% due 07/25/2035		15,699	14,498
MESA Trust
3.750% due 11/25/2031 ^		1,137	753

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Mid-State Capital Corp. Trust
3.500% due 12/15/2045	$9,824	$10,097
6.005% due 08/15/2037	3,054	3,339
Mid-State Trust
4.864% due 07/15/2038	1,088	1,167
MMcapS Funding Ltd.
1.292% due 12/01/2035	9,100	5,870
Monroe Capital BSL CLO Ltd.
2.241% due 05/22/2027	146,630	146,466
Morgan Stanley ABS Capital, Inc. Trust
0.605% due 09/25/2036	348	193
0.625% due 10/25/2036	6,423	3,697
0.625% due 11/25/2036	2,745	1,657
0.635% due 03/25/2037	4,298	2,253
0.655% due 09/25/2036	65,940	37,319
0.655% due 10/25/2036	31,878	25,523
0.655% due 12/25/2036	75,734	49,555
0.655% due 01/25/2037	33,990	19,261
0.665% due 08/25/2036	44,869	26,890
0.665% due 10/25/2036	54,392	31,525
0.665% due 11/25/2036	4,368	2,741
0.665% due 05/25/2037	652	432
0.675% due 09/25/2036	18,788	9,557
0.675% due 10/25/2036	23,170	14,577
0.675% due 12/25/2036	1,514	966
0.685% due 09/25/2036	36,648	20,671
0.705% due 02/25/2037	32,654	15,794
0.705% due 03/25/2037	38,275	20,327
0.725% due 02/25/2037	13,069	7,977
0.745% due 10/25/2036	1,982	1,165
0.745% due 11/25/2036	13,870	8,817
0.755% due 09/25/2036	5,573	3,191
0.755% due 10/25/2036	13,234	8,435
0.755% due 11/25/2036	4,872	2,991
0.755% due 02/25/2037	39,671	19,313
0.775% due 08/25/2036	18,033	11,079
0.775% due 03/25/2037	62,028	33,371
0.775% due 05/25/2037	30,428	20,410
0.785% due 05/25/2037	15,096	10,818
0.835% due 12/25/2035	18,611	17,015
0.855% due 02/25/2037	11,390	7,089
0.925% due 12/25/2035	12,427	8,342
0.935% due 11/25/2035	22,000	20,607
0.985% due 06/25/2034	111	111
1.265% due 01/25/2034	6,533	6,263
1.325% due 07/25/2037	532	528
1.335% due 04/25/2034	2,919	2,786
1.425% due 05/25/2034	7,910	7,639
1.455% due 07/25/2035	7,500	6,556
1.515% due 06/25/2035	18,300	17,088
1.545% due 10/25/2033	2,597	2,469
1.545% due 11/25/2034	156	144
1.585% due 09/25/2034	323	299
1.605% due 03/25/2033	45	42
1.725% due 06/25/2033	1,994	1,947
1.775% due 07/25/2037	14,010	9,875
2.425% due 02/25/2047	70,200	61,389
Morgan Stanley Capital, Inc. Trust
0.685% due 03/25/2036	48,521	46,787
0.795% due 03/25/2036	133,755	93,782
0.815% due 01/25/2036	22,224	20,947
Morgan Stanley Dean Witter Capital, Inc. Trust
1.875% due 02/25/2033	1,219	1,178
2.100% due 11/25/2032	2,913	2,824
Morgan Stanley Home Equity Loan Trust
0.625% due 12/25/2036	5,316	3,137
0.625% due 04/25/2037	8,619	5,422
0.665% due 12/25/2036	58,459	34,728
0.685% due 04/25/2036	14,003	10,270
0.695% due 04/25/2037	10,495	6,672
0.785% due 04/25/2036	21,466	16,035
0.855% due 12/25/2035	248	243
0.875% due 04/25/2037	30,759	20,083
1.515% due 05/25/2035	11,698	9,840
Morgan Stanley IXIS Real Estate Capital Trust
0.595% due 11/25/2036	14,100	6,635
0.635% due 11/25/2036	35,010	16,603
0.675% due 11/25/2036	4,171	1,993
0.745% due 11/25/2036	29,264	14,175
0.755% due 07/25/2036	37,821	21,899
Morgan Stanley Mortgage Loan Trust
0.755% due 02/25/2037	5,684	3,120
0.885% due 04/25/2037	12,702	6,431

16	See Accompanying Notes

September 30, 2016

(Unaudited)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
5.622% due 01/25/2047	$534	$517
5.750% due 04/25/2037 ^	562	375
5.754% due 01/25/2047	11,065	8,520
5.965% due 09/25/2046 ^	6,019	3,489
6.000% due 07/25/2047 ^	629	545
Mountain View Funding CLO Ltd.
0.940% due 04/15/2019	333	333
Muir Grove CLO Ltd.
1.335% due 03/25/2020	10,769	10,772
N-Star Real Estate CDO Ltd.
1.234% due 06/16/2041	6,140	5,629
National Collegiate Commutation Trust
0.000% due 03/25/2038 (f)	11,039	10,899
0.000% due 03/25/2038	61,425	29,474
0.000% due 03/31/2038 (f)	6,173	6,094
National Collegiate Student Loan Trust
0.665% due 12/27/2027	165	165
Nationstar Home Equity Loan Trust
0.655% due 06/25/2037	133	133
0.755% due 03/25/2037	766	673
0.775% due 06/25/2037	340	256
0.845% due 04/25/2037	600	441
Navient Student Loan Trust
1.775% due 06/25/2065	89,172	89,278
New Century Home Equity Loan Trust
0.705% due 05/25/2036	891	712
1.035% due 07/25/2035	836	810
1.265% due 08/25/2034	181	164
Newcastle Investment Trust
8.114% due 05/01/2033	146,277	137,481
Nissan Auto Lease Trust
1.260% due 12/17/2018	58,500	58,544
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.735% due 11/25/2035	16,190	15,166
0.815% due 03/25/2036	400	334
NovaStar Mortgage Funding Trust
0.655% due 03/25/2037	173,992	114,787
0.675% due 06/25/2036	2,628	1,823
0.705% due 09/25/2037	20,350	12,659
1.695% due 06/25/2035	5,000	3,992
NYMT Residential
4.000% due 03/25/2021	7,941	7,949
Oakwood Mortgage Investors, Inc.
5.190% due 06/15/2032	4,072	4,080
5.410% due 11/15/2032	5,197	5,314
6.340% due 04/15/2029	315	325
7.945% due 03/15/2022	3,474	2,400
Ocean Trails CLO
0.904% due 06/27/2022	8,931	8,862
2.117% due 08/13/2025	8,000	7,995
OCP CLO Ltd.
2.129% due 07/17/2026	2,000	1,999
Octagon Investment Partners Ltd.
1.085% due 08/25/2021	1,598	1,588
OHA Credit Partners Ltd.
2.038% due 05/15/2023	3,295	3,297
OneMain Direct Auto Receivables Trust
2.040% due 01/15/2021	13,878	13,936
OneMain Financial Issuance Trust
3.190% due 03/18/2026	4,900	4,956
Option One Mortgage Loan Trust
0.665% due 01/25/2037	12,235	7,185
0.665% due 02/25/2037	10,042	6,036
0.665% due 03/25/2037	52,686	31,070
0.705% due 07/25/2037	8,119	5,300
0.825% due 01/25/2036	15,665	13,399
0.825% due 05/25/2037	6,035	3,785
1.425% due 01/25/2034	3,375	3,183
Option One Mortgage Loan Trust Asset-Backed Certificates
0.985% due 11/25/2035	15,400	12,504
1.380% due 10/25/2032	4,352	4,191
1.425% due 07/25/2032	1,216	1,155
Origen Manufactured Housing Contract Trust
7.200% due 01/15/2037	2,524	2,665
7.650% due 03/15/2032	4,388	4,567
Ownit Mortgage Loan Trust
1.125% due 10/25/2036 ^	7,264	6,288
3.532% due 12/25/2036	10,584	6,215
OZLM Funding Ltd.
2.237% due 10/30/2023	6,600	6,600
Palmer Square Loan Funding Ltd.
1.980% due 06/21/2024	54,500	54,562
1.997% due 01/21/2024	105,826	105,843

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Pangaea ABS SPV
0.000% due 12/28/2096	EUR	11,268	$12,292
Park Place Securities, Inc.
0.975% due 09/25/2035		$112	112
1.245% due 05/25/2035		11,774	10,021
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.995% due 09/25/2035		23,085	22,097
1.025% due 07/25/2035		5,326	5,290
1.305% due 01/25/2036		893	891
1.470% due 02/25/2035		1,010	1,010
1.605% due 03/25/2035		4,500	4,421
People’s Choice Home Loan Securities Trust
1.244% due 05/25/2035 ^		9,280	9,010
People’s Financial Realty Mortgage Securities Trust
0.665% due 09/25/2036		33,165	14,350
Popular ABS Mortgage Pass-Through Trust
0.805% due 07/25/2035		1,300	1,268
1.185% due 08/25/2035		3,483	3,429
4.189% due 01/25/2036 ^		144	144
5.417% due 04/25/2035		129	127
Pretium Mortgage Credit Partners LLC
4.125% due 10/27/2030		25,310	25,507
Primus CLO Ltd.
0.913% due 07/15/2021		3,339	3,326
Progress Residential Trust
2.031% due 09/17/2033		41,488	41,996
Putnam Structured Product Funding Ltd.
0.974% due 10/15/2038		3,619	3,474
Queen Street CLO BV
0.141% due 08/15/2024	EUR	2,209	2,478
RAAC Trust
0.814% due 05/25/2046		$11,174	10,394
0.874% due 02/25/2046		501	470
0.874% due 11/25/2046		893	779
0.904% due 10/25/2046		15,482	13,966
0.925% due 09/25/2045		10,669	9,110
1.024% due 02/25/2037		5,000	3,690
1.174% due 02/25/2046		19,679	14,342
1.725% due 09/25/2047		3,159	3,088
2.025% due 09/25/2047		9,087	7,697
Race Point CLO Ltd.
1.637% due 12/15/2022		8,498	8,506
Renaissance Home Equity Loan Trust
1.404% due 08/25/2033		1,118	1,045
5.512% due 04/25/2037		6,752	3,411
5.580% due 11/25/2036		11,201	6,443
5.744% due 06/25/2037 ^		91,110	45,186
5.906% due 06/25/2037		24,318	12,389
6.115% due 08/25/2036		14,192	9,262
6.203% due 06/25/2037		23,896	12,847
7.750% due 09/25/2037 ^		38,887	23,853
Residential Asset Mortgage Products Trust
0.695% due 07/25/2036		20,931	20,789
0.705% due 11/25/2036		10,238	9,398
0.715% due 03/25/2036		5,736	5,633
0.744% due 12/25/2035		49,209	38,688
0.755% due 01/25/2036		1,712	1,698
0.755% due 12/25/2036		15,000	10,556
0.795% due 10/25/2036		17,000	15,197
0.874% due 12/25/2035		56,338	41,847
0.955% due 11/25/2035		12,673	11,663
1.065% due 07/25/2035		6,500	4,838
1.075% due 02/25/2035		5,645	5,514
1.105% due 10/25/2035		10,046	7,786
1.115% due 08/25/2035		13,673	12,939
1.115% due 11/25/2035		1,000	630
1.155% due 09/25/2035		10,000	7,482
1.274% due 04/25/2034		8,211	7,575
1.320% due 06/25/2035		5,000	4,689
1.394% due 04/25/2034		9,354	8,343
1.395% due 02/25/2034		3,787	3,670
1.454% due 06/25/2034		3,349	3,223
1.500% due 09/25/2034		4,613	4,519
1.514% due 10/25/2033		5,660	5,218
1.590% due 07/25/2035		10,889	8,815
2.099% due 04/25/2034 ^		2,518	1,800
2.175% due 11/25/2034		4,060	3,909
2.504% due 04/25/2034 ^		3,283	2,374
4.828% due 12/25/2033		67	68
5.290% due 06/25/2033		4	4
5.340% due 08/25/2033		188	189
5.836% due 10/25/2033		247	252

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Residential Asset Securities Corp. Trust
0.675% due 08/25/2036		$13,356	$12,573
0.685% due 06/25/2036		14,647	14,265
0.685% due 07/25/2036		27,042	24,085
0.685% due 11/25/2036 ^		9,866	8,962
0.695% due 11/25/2036		29,257	26,093
0.705% due 04/25/2036		1,832	1,818
0.735% due 04/25/2037		43,545	37,169
0.745% due 02/25/2037		5,000	3,635
0.765% due 10/25/2036		41,063	32,959
0.775% due 11/25/2036		90,306	57,634
0.785% due 07/25/2036		16,942	10,669
0.795% due 04/25/2036		9,491	9,229
0.845% due 01/25/2036		1,511	1,506
0.865% due 04/25/2037		44,390	34,388
0.895% due 03/25/2036		20,029	18,782
0.905% due 02/25/2036		6,246	5,819
0.935% due 11/25/2035		29,181	25,197
0.945% due 12/25/2035		721	668
0.985% due 01/25/2036		10,500	9,181
1.025% due 07/25/2032 ^		796	719
1.115% due 08/25/2035		7,500	6,948
1.115% due 09/25/2035		5,250	4,817
1.175% due 06/25/2035		4,241	3,949
1.274% due 04/25/2034		3,096	2,836
1.320% due 01/25/2035		5,119	4,892
1.350% due 02/25/2034		6,129	5,864
1.365% due 12/25/2034		8,284	8,019
1.425% due 04/25/2035		4,724	4,482
5.120% due 12/25/2033		2,799	2,576
6.084% due 06/25/2032 ^		1,664	1,770
6.349% due 03/25/2032		67	67
Residential Funding Home Equity Loan Trust
0.655% due 05/25/2036		1,219	1,106
Residential Funding Home Loan Trust
5.950% due 08/25/2034		1,706	1,781
RMAT LLC
4.090% due 07/27/2020		14,647	14,610
RMF Euro CDO PLC
0.180% due 07/18/2023	EUR	2,852	3,195
Salomon Mortgage Loan Trust
1.424% due 11/25/2033		$1,167	1,145
Saxon Asset Securities Trust
1.024% due 03/25/2032		655	621
1.174% due 11/25/2035		6,000	2,426
1.499% due 12/25/2033		5,061	4,849
2.750% due 07/15/2027		10,000	10,303
Securitized Asset-Backed Receivables LLC Trust
0.585% due 12/25/2036 ^		587	197
0.605% due 11/25/2036 ^		227	84
0.665% due 07/25/2036		24,754	18,589
0.675% due 07/25/2036		32,041	17,921
0.685% due 07/25/2036		7,809	3,980
0.685% due 11/25/2036		11,859	4,402
0.695% due 08/25/2036		11,802	5,297
0.725% due 12/25/2036		96,811	46,896
0.765% due 07/25/2036		5,863	3,359
0.775% due 05/25/2036		3,383	2,102
0.775% due 06/25/2036		10,754	8,073
0.815% due 11/25/2035		8,802	8,437
0.815% due 12/25/2035		7,991	7,259
0.925% due 11/25/2035		35,726	18,359
0.925% due 12/25/2035		18,060	8,004
1.200% due 01/25/2035		873	810
1.484% due 01/25/2036 ^		2,994	2,077
SLM Private Credit Student Loan Trust
1.030% due 03/15/2024		593	590
1.040% due 12/15/2023		7,428	7,363
1.090% due 12/16/2041		4,000	3,487
SLM Private Education Loan Trust
3.310% due 10/15/2046		13,923	14,186
3.774% due 05/16/2044		21,108	22,058
4.370% due 04/17/2028		14,592	15,084
SLM Student Loan Trust
0.000% due 12/15/2023	EUR	4,727	5,183
0.103% due 10/25/2039		10,000	9,497
0.805% due 01/26/2026		$74,830	73,686
SoFi Professional Loan Program LLC
1.530% due 04/25/2033		9,950	9,949
1.600% due 01/25/2039		7,650	7,650
2.340% due 04/25/2033		7,800	7,799
2.720% due 10/27/2036		28,362	29,067

See Accompanying Notes	17

Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Sorin Real Estate CDO Ltd.
1.133% due 06/07/2040	$8,736	$8,622
Soundview Home Loan Trust
0.635% due 01/25/2037	364	263
0.635% due 02/25/2037	239	102
0.655% due 07/25/2037	45	43
0.675% due 07/25/2036	87,051	81,031
0.685% due 10/25/2036	18,962	17,200
0.685% due 01/25/2037	66,516	48,331
0.695% due 06/25/2036	21,490	20,027
0.695% due 11/25/2036	84,646	36,578
0.735% due 06/25/2037	11,993	8,019
0.755% due 06/25/2036	10,000	7,486
0.765% due 07/25/2036	9,800	6,422
0.765% due 01/25/2037	28,948	21,248
0.775% due 11/25/2036	335	238
0.785% due 12/25/2035	923	914
0.795% due 12/25/2036	5,000	3,689
0.875% due 12/25/2035	20,000	17,944
0.895% due 03/25/2036	14,893	9,715
0.895% due 02/25/2037	25,450	11,682
1.035% due 08/25/2035	26,000	25,337
1.275% due 06/25/2035	17,750	12,986
1.350% due 06/25/2035	3,530	3,265
1.825% due 11/25/2033	705	700
Specialty Underwriting & Residential Finance Trust
0.765% due 09/25/2037	23,429	12,423
0.775% due 06/25/2037	7,893	5,829
0.795% due 04/25/2037	5,412	3,145
0.825% due 12/25/2036	129	128
1.125% due 06/25/2036	2,000	1,547
1.695% due 12/25/2035	2,000	1,445
Spirit Master Funding LLC
3.887% due 12/20/2043	40,000	39,666
SpringCastle America Funding LLC
2.700% due 05/25/2023	22,281	22,358
3.050% due 04/25/2029 (b)	118,900	118,937
Streeterville ABS CDO Ltd.
1.109% due 11/03/2040	132,461	112,658
Structured Asset Investment Loan Trust
0.655% due 07/25/2036	56,530	40,653
0.665% due 06/25/2036	45,683	37,642
0.675% due 07/25/2036	11,763	9,547
0.698% due 07/25/2036	66,400	40,063
0.835% due 01/25/2036	67,961	53,468
0.855% due 12/25/2035	6,338	6,243
1.225% due 04/25/2033	733	718
1.245% due 10/25/2035	63,800	51,929
1.260% due 03/25/2035	10,600	10,153
1.260% due 08/25/2035	7,100	6,946
1.290% due 08/25/2035	32,258	26,700
1.305% due 07/25/2035	13,234	12,343
1.425% due 04/25/2035	12,640	8,391
1.500% due 09/25/2034	160	142
Structured Asset Securities Corp.
1.275% due 02/25/2035	9,991	8,065
Structured Asset Securities Corp. Mortgage Loan Trust
0.655% due 05/25/2036	40,557	34,565
0.660% due 07/25/2036	66,152	62,287
0.665% due 09/25/2036	6,062	5,962
0.665% due 08/25/2046	53,120	46,221
0.675% due 09/25/2036	12,025	10,615
0.685% due 03/25/2036	34,184	28,568
0.685% due 04/25/2036	43,039	39,976
0.695% due 06/25/2037	10,520	9,464
0.705% due 03/25/2037	7,621	4,722
0.725% due 02/25/2037	24,003	22,444
0.745% due 10/25/2037	61,440	39,951
0.755% due 05/25/2047	6,000	4,849
0.775% due 09/25/2036	27,300	23,292
0.775% due 03/25/2037	33,130	20,743
0.815% due 07/25/2036	42,115	26,445
0.815% due 09/25/2036	57,675	38,280
0.825% due 04/25/2031	13,872	13,325
0.825% due 12/25/2035	25,353	16,336
0.825% due 01/25/2037	13,630	6,733
0.825% due 03/25/2037	11,408	7,196
0.835% due 05/25/2036	34,000	26,103
0.835% due 12/25/2036	35,465	15,112
0.845% due 05/25/2037	7,064	6,842
0.895% due 04/25/2036	10,300	9,264
0.995% due 02/25/2036	12,034	9,037

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
1.025% due 11/25/2037	$5,100	$3,319
1.195% due 11/25/2035	1,457	1,178
1.525% due 08/25/2037	18,629	17,564
1.575% due 08/25/2037	7,000	5,125
1.625% due 10/25/2037	73,736	36,560
1.925% due 11/25/2035	3,000	2,469
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
1.875% due 04/25/2033	323	317
3.450% due 02/25/2032	484	481
5.410% due 06/25/2033	145	144
5.560% due 05/25/2034	42	42
Structured Asset Securities Corp. Trust
7.434% due 05/25/2031	4,276	3,763
Sudbury Mill CLO Ltd.
2.129% due 01/17/2026	5,250	5,241
Symphony CLO LP
1.574% due 01/09/2023	4,821	4,823
1.979% due 04/16/2022	19,399	19,426
Symphony CLO Ltd.
1.430% due 01/15/2024	79,708	79,620
Taberna Preferred Funding Ltd.
1.123% due 07/05/2035	37,189	26,776
1.178% due 02/05/2036	177,788	132,452
5.092% due 07/05/2035	475	340
Terwin Mortgage Trust
0.835% due 04/25/2037	15,805	10,833
THL Credit Wind River CLO Ltd.
2.303% due 01/15/2026 (b)	14,800	14,800
Trapeza CDO LLC
1.853% due 01/20/2034	1,611	1,337
Trapeza CDO Ltd.
0.946% due 04/06/2042	40,080	28,857
1.006% due 04/06/2042	8,300	3,984
1.064% due 01/27/2040	47,115	36,514
1.072% due 11/09/2042	32,101	22,792
1.122% due 11/09/2042	14,000	6,720
1.125% due 01/25/2035	15,909	12,011
Triaxx Prime CDO Ltd.
0.787% due 10/02/2039	34,936	26,674
Trimaran CLO Ltd.
1.220% due 06/15/2021	13,000	12,857
Tropic CDO Ltd.
0.970% due 07/15/2036	45,950	33,084
1.000% due 07/15/2036	47,868	33,029
Truman Capital Mortgage Loan Trust
0.785% due 03/25/2036	163	150
1.275% due 12/25/2032	489	489
TruPS Financials Note Securitization Ltd.
2.946% due 01/20/2038	128,900	115,688
U.S. Capital Funding Ltd.
0.945% due 10/10/2040	57,598	40,606
Vanderbilt Acquisition Loan Trust
7.120% due 05/07/2032	5,000	5,285
VB Issuer LLC
3.065% due 06/15/2046	6,000	6,133
Venture CDO Ltd.
0.926% due 01/20/2022	6,482	6,437
0.982% due 07/22/2021	23,774	23,519
Venture CLO Ltd.
1.609% due 11/14/2022	6,515	6,523
Vericrest Opportunity Loan Trust
3.375% due 11/25/2054	3,298	3,304
4.250% due 04/25/2046	8,989	9,102
VOLT LLC
3.375% due 10/25/2054	4,472	4,481
3.375% due 02/25/2055	4,747	4,759
3.500% due 09/25/2046	4,500	4,499
3.625% due 10/25/2057	6,517	6,542
3.875% due 04/25/2055	1,995	2,005
4.000% due 05/25/2046	4,583	4,634
4.250% due 02/26/2046	13,401	13,556
Voya CLO Ltd.
1.980% due 10/15/2022	10,000	10,004
2.000% due 10/15/2022	5,000	4,997
WaMu Asset-Backed Certificates Trust
0.635% due 04/25/2037	65	31
0.675% due 01/25/2037	74,941	56,140
0.695% due 07/25/2047	20,888	13,392
0.750% due 05/25/2047	71,886	57,981
0.765% due 05/25/2047	37,726	25,585
0.775% due 05/25/2047	25,765	17,491
Wasatch Ltd.
0.768% due 11/14/2022	45,079	44,433
1.057% due 11/14/2022	75,132	73,603

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Washington Mutual Asset-Backed Certificates Trust
0.585% due 10/25/2036		$186	$102
0.675% due 05/25/2036		20,565	15,360
0.705% due 10/25/2036		18,730	10,586
0.765% due 08/25/2036		13,354	7,784
Wells Fargo Home Equity Asset-Backed Securities Trust
0.755% due 04/25/2037		37,104	33,717
1.155% due 11/25/2035		2,600	2,406
Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates
1.155% due 04/25/2034		160	146
Wood Street CLO BV
0.008% due 08/27/2022	EUR	1,722	1,929
0.399% due 03/29/2021		250	279
0.399% due 09/25/2022		1,100	1,217
Wrightwood Capital Real Estate CDO Ltd.
1.131% due 11/21/2040		$11,166	11,104

Total Asset-Backed Securities (Cost $15,820,503)			16,271,157

SOVEREIGN ISSUES 5.3%
Argentine Government International Bond
6.250% due 04/22/2019		20,050	21,313
Autonomous Community of Catalonia
4.900% due 09/15/2021	EUR	37,500	43,427
Brazil Government International Bond
5.625% due 02/21/2047		$250	246
Brazil Letras do Tesouro Nacional
0.000% due 10/01/2016 (f)	BRL	1,612,086	495,699
0.000% due 01/01/2017 (f)		2,051,734	611,071
0.000% due 04/01/2017 (f)		1,824,200	527,088
Brazil Notas do Tesouro Nacional
6.000% due 05/15/2045 (g)		179,137	56,727
6.000% due 08/15/2050 (g)		1,856,159	594,238
10.000% due 01/01/2017		1,409,150	430,548
10.000% due 01/01/2025		174,803	49,732
Costa Rica Government International Bond
7.000% due 04/04/2044		$6,700	7,177
Indonesia Government International Bond
2.625% due 06/14/2023	EUR	22,400	26,478
3.750% due 06/14/2028		7,400	9,106
Mexico Government International Bond
4.000% due 03/15/2115		4,400	4,693
Republic of Greece Government International Bond
3.000% due 02/24/2023		5,465	4,646
3.000% due 02/24/2024		10,304	8,525
3.000% due 02/24/2025		5,465	4,414
3.000% due 02/24/2026 (l)		11,175	8,887
3.000% due 02/24/2027		14,875	11,546
3.000% due 02/24/2028		10,716	8,098
3.000% due 02/24/2029		7,466	5,509
3.000% due 02/24/2030		16,266	11,778
3.000% due 02/24/2031 (l)		7,266	5,158
3.000% due 02/24/2032 (l)		6,166	4,309
3.000% due 02/24/2033 (l)		5,866	4,037
3.000% due 02/24/2034 (l)		46,343	31,356
3.000% due 02/24/2035 (l)		9,906	6,619
3.000% due 02/24/2036		19,180	12,832
3.000% due 02/24/2037		6,366	4,231
3.000% due 02/24/2038		6,366	4,189
3.000% due 02/24/2039		8,600	5,662
3.000% due 02/24/2040		6,366	4,183
3.000% due 02/24/2041		7,066	4,642
3.000% due 02/24/2042 (l)		6,666	4,397
3.800% due 08/08/2017	JPY	6,139,000	58,875
4.500% due 11/08/2016		2,200,000	21,722
4.500% due 07/03/2017		4,610,000	44,772
4.750% due 04/17/2019	EUR	88,710	90,813
Russia Government International Bond
5.625% due 04/04/2042		$114,400	132,512
5.875% due 09/16/2043		37,600	44,995

18	See Accompanying Notes

September 30, 2016

(Unaudited)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
South Africa Government International Bond
10.500% due 12/21/2026	ZAR	1,304,800	$106,733

Total Sovereign Issues (Cost $3,340,326)			3,532,983

		SHARES
COMMON STOCKS 0.0%

ENERGY 0.0%
OGX Petroleo e Gas S.A. SP - ADR		2,788,322	0

FINANCIALS 0.0%
TIG FinCo PLC (d)(j)		1,178,887	1,130

HEALTH CARE 0.0%
NVHL S.A. ‘A’ (d)(j)		8,220	14
NVHL S.A. ‘B’ (d)(j)		8,220	14
NVHL S.A. ‘C’ (d)(j)		8,220	15
NVHL S.A. ‘D’ (d)(j)		8,220	15
NVHL S.A. ‘E’ (d)(j)		8,220	15
NVHL S.A. ‘F’ (d)(j)		8,220	15
NVHL S.A. ‘G’ (d)(j)		8,220	15
NVHL S.A. ‘H’ (d)(j)		8,220	15
NVHL S.A. ‘I’ (d)(j)		8,220	15
NVHL S.A. ‘J’ (d)(j)		8,220	15

			148

Total Common Stocks (Cost $2,015)			1,278

CONVERTIBLE PREFERRED SECURITIES 0.0%
BANKING & FINANCE 0.0%
Wells Fargo & Co.
7.500% (h)		1,200	1,560

Total Convertible Preferred Securities (Cost $1,127)			1,560

PREFERRED SECURITIES 0.0%
BANKING & FINANCE 0.0%
Farm Credit Bank of Texas
6.750% due 09/15/2023 (h)(j)		87,500	9,409
GMAC Capital Trust
6.602% due 02/15/2040		103,782	2,637
Navient Corp. CPI Linked Security
3.056% due 01/16/2018		51,000	1,266
VEREIT, Inc.
6.700% due 01/03/2019 (h)		260,000	7,029

Total Preferred Securities (Cost $17,782)			20,341

		PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 5.1%

CERTIFICATES OF DEPOSIT 1.2%
Barclays Bank PLC
1.641% due 09/08/2017		$119,800	120,197
Credit Suisse AG
1.645% due 09/12/2017		83,600	83,704
Mitsubishi UFJ Trust & Banking Corp.
1.577% due 09/19/2017		75,900	75,943
Natixis S.A.
1.553% due 09/25/2017		211,500	211,995
Sumitomo Mitsui Banking Corp.
1.550% due 09/15/2017		129,300	129,359
Sumitomo Mitsui Trust Bank Limited
1.584% due 09/18/2017		194,600	194,733

			815,931

REPURCHASE AGREEMENTS (k) 0.0%			6,072

SHORT-TERM NOTES 0.1%
Holmes Master Issuer PLC
1.124% due 04/15/2017		68,600	68,661

JAPAN TREASURY BILLS 3.5%
(0.262)% due 10/17/2016 - 11/28/2016 (e)(f)	JPY	237,850,000	2,345,937

U.S. TREASURY BILLS 0.3%
0.488% due 03/02/2017 - 03/16/2017 (e)(f)(n)(p)		$178,693	178,406

Total Short-Term Instruments (Cost $3,336,172)			3,415,007

Total Investments in Securities (Cost $70,786,692)			72,159,731

	SHARES	MARKET VALUE (000s)
INVESTMENTS IN AFFILIATES 2.2%

SHORT-TERM INSTRUMENTS 2.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.2%
PIMCO Short-Term Floating NAV Portfolio III	148,780,780	$1,470,847

Total Short-Term Instruments (Cost $1,470,227)		1,470,847

Total Investments in Affiliates (Cost $1,470,227)		1,470,847

Total Investments 110.6% (Cost $72,256,919)		$73,630,578
Financial Derivative Instruments (m)(o) (1.4)% (Cost or Premiums, net $(868,238))		(956,161)
Other Assets and Liabilities, net (9.2)%		(6,116,355)

Net Assets 100.0%		$66,558,062

See Accompanying Notes	19

Schedule of Investments PIMCO Income Fund (Cont.)

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Security did not produce income within the last twelve months.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.
(g)	Principal amount of security is adjusted for inflation.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Security is subject to a forbearance agreement entered into by the Fund which forbears the Fund from taking action to, among other things, accelerate and collect payments on the subject note with respect to specified events of default.
(j)	RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AWAS Aviation Capital Ltd. 4.870% due 10/03/2021	10/02/2014	$38,347	$39,114	0.06%
Farm Credit Bank of Texas 6.750% due 09/15/2023	12/16/2014	9,012	9,409	0.01
NVHL S.A. ‘A’	03/09/2012	26	14	0.00
NVHL S.A. ‘B’	03/09/2012	26	14	0.00
NVHL S.A. ‘C’	03/09/2012	26	15	0.00
NVHL S.A. ‘D’	03/09/2012	27	15	0.00
NVHL S.A. ‘E’	03/09/2012	27	15	0.00
NVHL S.A. ‘F’	03/09/2012	27	15	0.00
NVHL S.A. ‘G’	03/09/2012	27	15	0.00
NVHL S.A. ‘H’	03/09/2012	27	15	0.00
NVHL S.A. ‘I’	03/09/2012	27	15	0.00
NVHL S.A. ‘J’	03/09/2012	27	15	0.00
Rise Ltd. 4.750% due 01/31/2021	02/11/2014	3,960	3,895	0.01
TIG FinCo PLC	04/02/2015	1,748	1,130	0.00

		$53,334	$53,696	0.08%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(k)	REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	09/30/2016	10/03/2016	$6,072	U.S. Treasury Notes 2.125% due 08/15/2021 (2)	$(6,197)	$6,072	$6,072

Total Repurchase Agreements						$(6,197)	$6,072	$6,072

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (3)	Borrowing Date	Maturity Date		Amount Borrowed (3)		Payable for Reverse Repurchase Agreements
BOS	0.750%	09/28/2016	10/17/2016			$(21,393)	$(21,395)
BRC	(0.750)	04/13/2016	TBD	(4)	EUR	(1,024)	(1,146)
	(0.750)	06/10/2016	TBD	(4)		(1,482)	(1,661)
	(0.250)	08/31/2016	08/31/2017			$(30,890)	(30,883)
COM	(0.900)	07/20/2016	TBD	(4)		(349)	(388)
DEU	(0.650)	05/04/2016	TBD	(4)		(9,751)	(9,724)
	(0.650)	05/17/2016	TBD	(4)		(4,834)	(4,822)
	(0.250)	08/05/2016	TBD	(4)		(329)	(329)
FOB	(1.500)	10/03/2016	TBD	(4)	EUR	(8,809)	(9,895)
JML	(1.500)	10/03/2016	TBD	(4)		(3,586)	(4,028)
MEI	(20.000)	08/17/2016	TBD	(4)		(937)	(1,025)
MYI	(25.000)	07/05/2016	TBD	(4)		(484)	(509)
	(25.000)	07/21/2016	TBD	(4)		(307)	(327)
	(20.000)	07/07/2016	10/03/2016			(132)	(142)
	(20.000)	07/07/2016	TBD	(4)		(268)	(293)
	(20.000)	07/13/2016	10/03/2016			(331)	(356)
	(20.000)	07/25/2016	TBD	(4)		(718)	(775)
	(20.000)	08/10/2016	TBD	(4)		(2,356)	(2,568)
	(20.000)	08/25/2016	10/03/2016			(259)	(285)
	(20.000)	08/25/2016	TBD	(4)		(131)	(144)
	(20.000)	08/26/2016	10/03/2016			(190)	(210)
	(20.000)	08/29/2016	10/03/2016			(127)	(140)
	(20.000)	09/01/2016	10/03/2016			(127)	(140)
	(20.000)	09/07/2016	10/03/2016			(124)	(137)
	(20.000)	09/19/2016	10/03/2016			(122)	(136)
	(20.000)	09/19/2016	TBD	(4)		(122)	(137)
	(20.000)	09/19/2016	TBD	(4)		(118)	(132)

20	See Accompanying Notes

September 30, 2016

(Unaudited)

Counterparty	Borrowing Rate (3)	Borrowing Date	Maturity Date		Amount Borrowed (3)		Payable for Reverse Repurchase Agreements
	(20.000)%	09/21/2016	TBD	(4)	EUR	(350)	$(393)
	(20.000)	09/29/2016	10/03/2016			(126)	(141)
	(20.000)	09/29/2016	TBD	(4)		(119)	(133)
	(20.000)	09/29/2016	TBD	(4)		(181)	(203)
	(20.000)	09/30/2016	10/03/2016			(377)	(423)
	(20.000)	09/30/2016	TBD	(4)		(253)	(284)
	(18.000)	08/10/2016	TBD	(4)		(714)	(780)
NOM	0.850	09/19/2016	10/13/2016			$(343,936)	(344,050)
	0.850	09/20/2016	10/13/2016			(22,528)	(22,535)
	0.850	09/21/2016	10/13/2016			(73,262)	(73,283)
	0.850	09/26/2016	10/13/2016			(21,270)	(21,274)
	0.850	09/30/2016	10/13/2016			(221,787)	(221,803)
RDR	(0.750)	05/25/2016	TBD	(4)		(4,456)	(4,444)

Total Reverse Repurchase Agreements							$(781,473)

(3)

The average amount of borrowings outstanding during the period ended September 30, 2016 was $(494,473) at a weighted average interest rate of (0.093)%. Average borrowings includes sale-buyback transactions, of which there were none open at period end.

(4)	Open maturity reverse repurchase agreement.

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae, TBA	3.500%	10/01/2031	$5,000	$(5,277)	$(5,273)

Total Short Sales				$(5,277)	$(5,273)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2016:

(l)	Securities with an aggregate market value of $804,318 have been pledged as collateral under the terms of the following master agreements as of September 30, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure (5)
Global/Master Repurchase Agreement
BOS	$0	$(21,395)	$0	$(21,395)	$21,179	$(216)
BRC	0	(33,690)	0	(33,690)	33,119	(571)
COM	0	(388)	0	(388)	372	(16)
DEU	0	(14,875)	0	(14,875)	14,870	(5)
FOB	0	(9,895)	0	(9,895)	9,447	(448)
JML	0	(4,028)	0	(4,028)	3,904	(124)
MEI	0	(1,025)	0	(1,025)	1,034	9
MYI	0	(8,788)	0	(8,788)	8,600	(188)
NOM	0	(682,945)	0	(682,945)	702,744	19,799
RDR	0	(4,444)	0	(4,444)	4,594	150
SSB	6,072	0	0	6,072	(6,197)	(125)

Total Borrowings and Other Financing Transactions	$6,072	$(781,473)	$0

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(53,009)	$(53,009)
Sovereign Issues	0	(2,109)	0	(8,091)	(10,200)
U.S. Government Agencies	0	(682,945)	0	0	(682,945)
U.S. Treasury Obligations	0	(21,396)	0	0	(21,396)

Total Borrowings	$0	$(706,450)	$0	$(61,100)	$(767,550)

Gross amount of recognized liabilities for reverse repurchase agreements (6)					$(767,550)

(6)	Unsettled reverse repurchase agreements liability of $(13,923) is outstanding at period end.

See Accompanying Notes	21

Schedule of Investments PIMCO Income Fund (Cont.)

(m)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

					Variation Margin
Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Asset	Liability
Australia Government 10-Year Bond December Futures	Long	12/2016	360	$355	$195	$(75)
British pound currency December Futures	Short	12/2016	436	569	0	(27)
Euro currency December Futures	Short	12/2016	800	(246)	0	(250)
U.S. Treasury 2-Year Note December Futures	Short	12/2016	640	29	60	0

Total Futures Contracts				$707	$255	$(352)

SWAP AGREEMENTS:

Credit Default Swaps on Credit Indices - Sell Protection (1)

						Variation Margin
Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
CDX.EM-20 5-Year Index	5.000%	12/20/2018	$25,300	$1,120	$390	$87	$0
CDX.EM-21 5-Year Index	5.000	06/20/2019	68,172	3,635	1,296	284	0
CDX.EM-24 5-Year Index	1.000	12/20/2020	32,316	(1,867)	859	96	0
CDX.EM-25 5-Year Index	1.000	06/20/2021	165,100	(10,042)	3,877	479	0
CDX.EM-26 5-Year Index	1.000	12/20/2021	109,500	(7,011)	233	301	0
CDX.HY-19 5-Year Index	5.000	12/20/2017	140,304	6,561	(2,120)	228	0
CDX.HY-20 5-Year Index	5.000	06/20/2018	85,056	5,306	638	194	0
CDX.HY-21 5-Year Index	5.000	12/20/2018	1,663	111	28	5	0
CDX.HY-24 5-Year Index	5.000	06/20/2020	2,267,617	170,184	41,428	10,872	0
CDX.HY-25 5-Year Index	5.000	12/20/2020	4,106,896	245,525	124,150	24,726	0
CDX.HY-26 5-Year Index	5.000	06/20/2021	555,410	29,511	12,616	3,295	0
CDX.IG-22 5-Year Index	1.000	06/20/2019	4,700	68	6	4	0
CDX.IG-23 5-Year Index	1.000	12/20/2019	18,500	249	105	20	0
CDX.IG-24 5-Year Index	1.000	06/20/2020	28,100	385	156	34	0
CDX.IG-26 5-Year Index	1.000	06/20/2021	1,401,200	20,365	11,013	2,181	0

				$464,100	$194,675	$42,806	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

								Variation Margin
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Asset	Liability
Receive	1-Year BRL-CDI	16.400%	01/04/2021	BRL	224,500	$(9,173)	$(203)	$0	$(45)
Receive	1-Year BRL-CDI	14.165	01/04/2021		138,200	(3,023)	33	0	(40)
Receive	1-Year BRL-CDI	14.153	01/04/2021		607,500	(13,231)	(648)	0	(176)
Pay	1-Year BRL-CDI	12.000	01/04/2021		96,100	(2)	0	38	0
Pay	3-Month CAD-Bank Bill	2.625	03/19/2027	CAD	172,700	17,613	3,746	0	(780)
Pay	3-Month CAD-Bank Bill	3.000	03/19/2027		376,200	49,251	7,570	0	(1,723)
Pay	3-Month CAD-Bank Bill	2.750	12/17/2027		132,800	15,718	9,843	0	(633)
Pay	3-Month CAD-Bank Bill	3.400	06/20/2029		34,700	6,412	1,287	0	(185)
Receive	3-Month CAD-Bank Bill	2.800	12/18/2043		289,300	(61,816)	(23,125)	2,047	0
Receive	3-Month CAD-Bank Bill	3.500	06/20/2044		22,000	(7,607)	(1,864)	171	0
Receive	3-Month USD-LIBOR *	1.250	12/21/2019		$4,023,600	(17,794)	7,036	3,481	0
Receive	3-Month USD-LIBOR *	1.500	12/21/2021		146,600	(1,964)	91	278	0
Pay	3-Month USD-LIBOR	2.250	12/16/2022		150,400	9,818	2,004	0	(370)
Pay	3-Month USD-LIBOR	3.000	06/18/2024		2,458,600	319,270	147,013	0	(8,764)
Pay	3-Month USD-LIBOR	2.750	06/17/2025		1,356,000	160,828	35,058	0	(5,854)
Receive	3-Month USD-LIBOR *	1.750	12/21/2026		5,260,050	(122,702)	(27,279)	28,295	0
Receive	3-Month USD-LIBOR *	2.250	12/21/2046		2,963,130	(300,854)	(45,908)	53,383	0
Pay	3-Month ZAR-JIBAR *	8.300	03/15/2027	ZAR	765,500	585	533	14	0
Pay	6-Month AUD-BBR-BBSW	3.000	12/17/2019	AUD	285,800	8,367	3,461	353	0
Pay	6-Month AUD-BBR-BBSW	4.500	06/15/2022		175,000	19,804	4,336	363	0
Pay	6-Month AUD-BBR-BBSW	4.000	03/15/2023		3,175,400	309,157	70,440	6,880	0
Pay	6-Month AUD-BBR-BBSW	4.250	03/15/2023		397,900	43,464	8,204	872	0
Pay	6-Month AUD-BBR-BBSW	4.250	12/11/2023		462,900	57,083	14,585	1,162	0
Pay	6-Month AUD-BBR-BBSW	3.250	12/17/2024		1,180,600	88,494	39,822	3,070	0
Pay	6-Month AUD-BBR-BBSW	3.500	06/17/2025		845,550	79,447	30,715	2,338	0
Pay	6-Month AUD-BBR-BBSW	2.750	06/17/2026		489,400	23,071	7,597	1,399	0
Receive	6-Month EUR-EURIBOR	2.000	09/17/2024	EUR	690,800	(121,166)	(22,859)	420	0

22	See Accompanying Notes

September 30, 2016

(Unaudited)

								Variation Margin
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Asset	Liability
Receive	6-Month JPY-LIBOR	0.300%	03/18/2026	JPY	121,839,000	$(30,985)	$(10,292)	$1,476	$0
Pay	28-Day MXN-TIIE	5.000	09/13/2017	MXN	3,849,000	(1,036)	(2,723)	0	(319)
Pay	28-Day MXN-TIIE	5.500	09/13/2017		2,881,000	(37)	(2,533)	0	(235)
Pay	28-Day MXN-TIIE	5.270	02/05/2020		795,000	(861)	(1,340)	0	(102)
Pay	28-Day MXN-TIIE	5.145	04/02/2020		361,300	(494)	(598)	0	(47)
Pay	28-Day MXN-TIIE	5.405	11/19/2020		398,880	(462)	(462)	0	(50)
Pay	28-Day MXN-TIIE	5.095	02/05/2021		4,693,990	(8,983)	(5,859)	0	(589)
Pay	28-Day MXN-TIIE	5.615	05/21/2021		12,515,400	(11,761)	(11,367)	0	(1,533)
Pay	28-Day MXN-TIIE	5.680	05/28/2021		942,600	(766)	(766)	0	(116)
Pay	28-Day MXN-TIIE	5.650	06/02/2021		3,500,100	(3,103)	(3,103)	0	(420)
Pay	28-Day MXN-TIIE	5.900	07/20/2021		5,454,100	(1,980)	(2,415)	0	(670)
Pay	28-Day MXN-TIIE	5.430	11/17/2021		1,900,400	(2,982)	(3,413)	0	(210)
Pay	28-Day MXN-TIIE	5.810	05/02/2022		994,200	(809)	(463)	0	(105)
Pay	28-Day MXN-TIIE	5.850	05/02/2022		4,623,900	(3,295)	(3,215)	0	(492)
Pay	28-Day MXN-TIIE	5.500	09/02/2022		500,000	(872)	(853)	0	(54)
Pay	28-Day MXN-TIIE	5.750	09/02/2022		2,193,000	(2,344)	(4,042)	0	(242)
Pay	28-Day MXN-TIIE	5.795	06/02/2023		940,200	(1,117)	(1,117)	0	(83)
Pay	28-Day MXN-TIIE	6.350	09/01/2023		631,300	255	(12)	0	(47)
Pay	28-Day MXN-TIIE	5.980	08/26/2024		408,900	(414)	(749)	0	(36)
Pay	28-Day MXN-TIIE	5.950	01/30/2026		1,087,630	(1,730)	(1,742)	0	(62)
Pay	28-Day MXN-TIIE	5.990	01/30/2026		3,105,200	(4,460)	(2,430)	0	(179)
Pay	28-Day MXN-TIIE	6.080	03/10/2026		1,311,600	(1,435)	(745)	0	(89)
Pay	28-Day MXN-TIIE	6.490	09/08/2026		2,636,700	1,029	(135)	0	(207)
Pay	28-Day MXN-TIIE	6.710	09/20/2029		407,400	279	(722)	0	(25)
Pay	28-Day MXN-TIIE	6.620	02/18/2030		440,000	46	(755)	0	(23)

						$470,733	$209,637	$106,040	$(24,505)

Total Swap Agreements						$934,833	$404,312	$148,846	$(24,505)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2016:

(n)	Securities with an aggregate market value of $1,048,814 and cash of $11,711 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$255	$148,846	$149,101	$0	$(352)	$(24,505)	$(24,857)

(o)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability
AZD	10/2016	EUR	5,834	$	6,548	$0	$(6)
	10/2016	$	9,699	AUD	12,660	0	(10)
BOA	10/2016	AUD	280,920	$	211,082	0	(3,920)
	10/2016	BRL	1,299,066		397,608	0	(1,840)
	10/2016	CAD	12,973		10,049	161	0
	10/2016	DKK	1,612,320		241,123	0	(2,140)
	10/2016	EUR	2,544,482		2,848,878	0	(9,464)
	10/2016	JPY	62,500,000		584,549	0	(32,296)
	10/2016	$	400,180	BRL	1,299,066	0	(732)
	10/2016		289,550	DKK	1,923,481	660	0
	11/2016	EUR	1,183,639	$	1,324,839	0	(6,594)
	01/2017	DKK	5,496,883		831,620	590	(2,032)
	04/2017		3,621,690		547,032	1,010	(5,269)
BPS	10/2016	BRL	884,113		272,353	498	0
	10/2016	GBP	5,304		6,891	16	0
	10/2016	$	270,002	BRL	884,113	1,856	(2)
	10/2016		2,179,870	EUR	1,942,843	2,622	0
	10/2016		3,401	JPY	351,000	60	0
	10/2016		261,960	MXN	4,873,684	864	(11,938)
	11/2016	EUR	1,942,843	$	2,182,493	0	(2,942)
BRC	10/2016	BRL	316,800		80,498	0	(16,914)
	10/2016	RUB	6,000,000		94,429	0	(827)
	10/2016	$	97,591	BRL	316,800	0	(179)
	10/2016		62,522	DKK	415,234	127	0
	11/2016	ZAR	764,782	$	51,931	0	(3,409)
	12/2016	$	93,134	RUB	6,000,000	768	0
	07/2017	DKK	415,234	$	63,342	0	(151)

See Accompanying Notes	23

Schedule of Investments PIMCO Income Fund (Cont.)

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability
CBK	10/2016	AUD	150,000	$	112,935	$0	$(1,867)
	10/2016	BRL	3,334,248		970,595	0	(54,649)
	10/2016	DKK	126,080		18,973	0	(50)
	10/2016	EUR	530,980		594,002	0	(2,474)
	10/2016	GBP	195,619		256,361	2,810	0
	10/2016	JPY	124,940,000		1,175,170	0	(57,775)
	10/2016	MXN	767,077		38,998	0	(490)
	10/2016	$	1,025,362	BRL	3,334,248	1,326	(1,444)
	10/2016		1,903	CAD	2,495	0	(1)
	10/2016		3,411,847	JPY	346,131,887	1,514	0
	10/2016		260,355	MXN	4,781,969	0	(14,190)
	10/2016		92,221	RUB	6,000,000	3,035	0
	11/2016	CHF	3,283	$	3,382	0	(6)
	11/2016	JPY	358,521,887		3,539,650	1,309	(1,554)
	11/2016	$	70,901	BRL	231,909	0	(197)
	01/2017	BRL	288,348	$	70,473	0	(15,820)
	01/2017	DKK	122,380		18,501	0	(46)
	04/2017	BRL	335,100		79,843	0	(17,947)
DUB	10/2016		720,271		216,144	221	(5,552)
	10/2016	$	221,656	BRL	720,271	0	(181)
	10/2016		13,070	MXN	252,179	0	(88)
	12/2016	BRL	720,271	$	217,927	135	0
	04/2017	DKK	438,270		66,382	0	(331)
FBF	10/2016	BRL	1,105,551		310,957	0	(28,988)
	10/2016	JPY	4,009,973		38,953	0	(591)
	10/2016	$	340,576	BRL	1,105,551	0	(631)
	11/2016	BRL	6,214	$	1,907	12	0
GLM	10/2016	AUD	38,908		29,330	0	(448)
	10/2016	BRL	1,607,433		380,718	0	(113,550)
	10/2016	DKK	186,130		27,961	0	(122)
	10/2016	EUR	46,717		52,359	0	(121)
	10/2016	GBP	405,956		532,842	6,663	0
	10/2016	JPY	8,677,689		84,381	0	(1,194)
	10/2016	$	495,174	BRL	1,607,433	0	(906)
	10/2016		67,198	EUR	59,842	64	(39)
	10/2016		4,128	GBP	3,127	0	(75)
	10/2016		1,303	JPY	134,900	27	0
	10/2016		5,431	MXN	101,291	16	(233)
	10/2016		47,155	RUB	3,044,684	1,182	0
	11/2016		17,944	EUR	16,037	96	0
HUS	10/2016	BRL	1,608,516	$	380,609	0	(113,992)
	10/2016	$	495,507	BRL	1,608,516	0	(907)
	10/2016		205,456	DKK	1,364,946	484	0
	11/2016	ZAR	724,854	$	50,235	0	(2,216)
	10/2017	DKK	1,364,946		209,027	0	(664)
IND	10/2016	GBP	300,000		393,859	5,015	0
JPM	10/2016	AUD	78,138		58,776	0	(1,026)
	10/2016	BRL	6,559,816		1,986,015	5,014	(36,070)
	10/2016	CAD	6,226		4,790	44	0
	10/2016	DKK	1,994,700		299,282	365	(2,038)
	10/2016	GBP	2,764		3,588	5	0
	10/2016	JPY	11,737,677		113,742	0	(2,009)
	10/2016	$	23,750	AUD	31,391	275	0
	10/2016		1,623,362	BRL	5,243,983	0	(10,896)
	10/2016		12,625	CAD	16,704	107	0
	10/2016		9,746	EUR	8,674	0	(2)
	10/2016		20,727	GBP	15,678	0	(406)
	10/2016		310,050	MXN	5,865,432	0	(8,111)
	10/2016		7,943	RUB	520,128	314	0
	11/2016	BRL	554,660	$	170,665	1,563	0
	11/2016	CAD	16,704		12,628	0	(107)
	11/2016	GBP	350,636		454,569	0	(178)
	11/2016	JPY	9,530,000		95,214	1,027	0
	11/2016	$	522	ZAR	7,147	0	(5)
	11/2016	ZAR	6,043	$	419	0	(18)
	12/2016	BRL	518,299		157,380	659	0
	01/2017		3,247,938		962,307	6,842	(16,535)
	04/2017		1,489,100		354,970	0	(79,581)
	04/2017	DKK	341,360		51,975	14	0
	10/2017		158,440		24,283	0	(57)
MSB	10/2016	AUD	108,907		82,024	0	(1,328)
	10/2016	BRL	2,893,473		891,342	1,631	0
	10/2016	DKK	4,145,662		624,816	0	(671)
	10/2016	GBP	300,000		393,844	4,999	0
	10/2016	$	891,324	BRL	2,893,473	351	(1,964)
	10/2016		1,104,865	GBP	850,000	0	(3,138)
	11/2016	BRL	1,363,881	$	417,876	2,064	0
	11/2016	GBP	850,000		1,105,423	3,042	0
	12/2016	BRL	1,441,215		435,860	72	0
	04/2017	DKK	531,215		80,136	0	(726)
NGF	10/2016	BRL	974,930		300,330	549	0
	10/2016	$	300,441	BRL	974,930	0	(661)
RBC	10/2016	DKK	258,635	$	38,482	0	(540)
	10/2016	GBP	4,930		6,559	169	0

24	See Accompanying Notes

September 30, 2016

(Unaudited)

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability
SCX	10/2016	JPY	93,249,411	$	911,590	$0	$(7,984)
	10/2016	$	5,852	AUD	7,664	14	0
	10/2016		4,718	EUR	4,220	22	0
SOG	10/2016		100,252	RUB	6,553,753	3,796	0
TOR	10/2016	BRL	637,190	$	195,361	0	(568)
	10/2016	GBP	4,868		6,526	216	0
	10/2016	$	196,288	BRL	637,190	0	(359)
UAG	10/2016	BRL	759,257	$	179,812	0	(53,651)
	10/2016	EUR	77,109		86,423	87	(284)
	10/2016	JPY	228,943,036		2,239,729	0	(17,981)
	10/2016	$	233,891	BRL	759,257	0	(428)
	10/2016		6,596	EUR	5,904	36	0
	10/2016		79,720	RUB	5,176,430	2,461	0
	11/2016	AUD	605,158	$	459,217	0	(3,660)
	11/2016	JPY	28,490,000		284,664	3,090	0

Total Forward Foreign Currency Contracts						$71,969	$(790,986)

WRITTEN OPTIONS:

AS OF SEPTEMBER 30, 2016, THERE WERE NO OPEN WRITTEN OPTIONS. TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR PERIOD ENDED SEPTEMBER 30, 2016:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
Notional Amount in $		$400,760		$0		$0		$(400,760)		$0		$0
Notional Amount in BRL	BRL	759,920	BRL	0	BRL	0	BR	L (759,920)	BRL	0	BRL	0
Premiums		$(20,871)		$0		$0		$20,871		$0		$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (1)

								Swap Agreements, at Value
Counterparty	Reference Entity	Fixed (Pay) Rate	Maturity Date	Implied Credit Spread at September 30, 2016 (3)	Notional Amount (4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BRC	Constellation Energy Group, Inc.	(1.000)%	06/20/2020	0.263%	$ 1,900	$(59)	$7	$0	$(52)
JPM	Devon Energy Corp.	(1.000)	03/20/2019	0.902	600	60	(62)	0	(2)
MYC	Canadian Natural Resources Ltd.	(1.000)	03/20/2018	0.587	2,200	116	(130)	0	(14)
	Devon Energy Corp.	(1.000)	03/20/2019	0.902	1,200	132	(135)	0	(3)
	Kinder Morgan Energy Partners LP	(1.000)	03/20/2019	0.693	1,000	43	(51)	0	(8)
	Pioneer Natural Resources Co.	(1.000)	06/20/2018	0.426	1,300	25	(38)	0	(13)

						$317	$(409)	$0	$(92)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (2)

									Swap Agreements, at Value
Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2016 (3)		Notional Amount (4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BOA	Chesapeake Energy Corp.	5.000%	12/20/2018	5.295%		$3,470	$(1,431)	$1,416	$0	$(15)
	Colombia Government International Bond	1.000	06/20/2021	1.511		6,500	(208)	61	0	(147)
	Gazprom OAO Via Gaz Capital S.A.	1.000	06/20/2020	2.050		6,300	(952)	718	0	(234)
	Greece Government International Bond	1.000	12/20/2016	11.840		1,400	(196)	163	0	(33)
	Indonesia Government International Bond	1.000	06/20/2019	0.806		21,400	(719)	838	119	0
	Russia Government International Bond	1.000	03/20/2019	1.074		26,600	(1,406)	1,367	0	(39)
	Russia Government International Bond	1.000	12/20/2020	1.782		46,910	(3,714)	2,251	0	(1,463)
	Russia Government International Bond	1.000	06/20/2024	2.632		37,800	(3,600)	(544)	0	(4,144)
	Russia Government International Bond	1.000	09/20/2024	2.652		11,600	(1,179)	(141)	0	(1,320)
BPS	Barclays Bank PLC	1.000	06/20/2017	0.392	EUR	10,800	0	58	58	0
	Brazil Government International Bond	1.000	03/20/2019	1.303		$11,500	(372)	292	0	(80)
	Chesapeake Energy Corp.	5.000	06/20/2017	2.437		1,200	(318)	342	24	0
	Colombia Government International Bond	1.000	06/20/2021	1.511		7,200	(229)	66	0	(163)
	Mexico Government International Bond	1.000	12/20/2021	1.648		17,300	(596)	50	0	(546)
	Petrobras Global Finance BV	1.000	06/20/2018	2.255		2,800	(405)	346	0	(59)
	Petrobras Global Finance BV	1.000	06/20/2019	3.256		16,500	(1,057)	94	0	(963)
	Petrobras Global Finance BV	1.000	12/20/2019	3.640		37,644	(3,641)	643	0	(2,998)
	Petrobras Global Finance BV	1.000	03/20/2020	3.870		14,000	(2,243)	949	0	(1,294)
	Petrobras Global Finance BV	1.000	09/20/2020	4.241		4,200	(584)	91	0	(493)
	Petrobras Global Finance BV	1.000	06/20/2021	4.709		3,500	(980)	439	0	(541)

See Accompanying Notes	25

Schedule of Investments PIMCO Income Fund (Cont.)

									Swap Agreements, at Value
Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2016 (3)		Notional Amount (4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BRC	Chesapeake Energy Corp.	5.000%	12/20/2017	3.100%		$4,000	$(1,300)	$1,399	$99	$0
	Colombia Government International Bond	1.000	03/20/2019	0.839		12,900	(74)	129	55	0
	Colombia Government International Bond	1.000	06/20/2021	1.511		6,400	(204)	59	0	(145)
	Mexico Government International Bond	1.000	12/20/2021	1.648		10,500	(337)	5	0	(332)
	Petrobras Global Finance BV	1.000	06/20/2019	3.256		10,100	(632)	43	0	(589)
	Petrobras Global Finance BV	1.000	12/20/2019	3.640		34,913	(5,148)	2,368	0	(2,780)
	Petrobras Global Finance BV	1.000	06/20/2021	4.709		27,700	(7,297)	3,014	0	(4,283)
	Petroleos Mexicanos	1.000	12/20/2021	3.109		7,400	(656)	(79)	0	(735)
	Russia Government International Bond	1.000	03/20/2019	1.074		2,400	(138)	135	0	(3)
	Russia Government International Bond	1.000	06/20/2019	1.204		24,800	(1,538)	1,412	0	(126)
	Russia Government International Bond	1.000	12/20/2020	1.782		63,750	(5,055)	3,067	0	(1,988)
	Russia Government International Bond	1.000	06/20/2024	2.632		37,400	(4,441)	341	0	(4,100)
	Russia Government International Bond	1.000	09/20/2024	2.652		19,860	(2,139)	(121)	0	(2,260)
	South Africa Government International Bond	1.000	06/20/2021	2.346		77,200	(4,906)	336	0	(4,570)
	Springleaf Finance Corp.	5.000	09/20/2021	4.264		4,400	329	(181)	148	0
CBK	Chesapeake Energy Corp.	5.000	12/20/2017	3.100		1,600	(528)	567	39	0
	Credit Suisse Group Finance	1.000	06/20/2017	0.774	EUR	3,500	12	(4)	8	0
	Deutsche Bank AG	1.000	12/20/2017	2.453		34,400	(915)	(26)	0	(941)
	Indonesia Government International Bond	1.000	03/20/2019	0.731		$12,900	(564)	653	89	0
	Navient Corp.	5.000	09/20/2020	4.026		3,000	(48)	159	111	0
	Petrobras Global Finance BV	1.000	12/20/2019	3.640		7,200	(786)	213	0	(573)
	Russia Government International Bond	1.000	03/20/2019	1.074		49,313	(2,734)	2,663	0	(71)
	Russia Government International Bond	1.000	06/20/2019	1.204		138,700	(8,809)	8,103	0	(706)
	Russia Government International Bond	1.000	12/20/2020	1.782		18,390	(1,472)	898	0	(574)
	Russia Government International Bond	1.000	06/20/2024	2.632		30,700	(3,329)	(36)	0	(3,365)
	Russia Government International Bond	1.000	09/20/2024	2.652		26,300	(2,281)	(711)	0	(2,992)
DUB	Brazil Government International Bond	1.000	09/20/2018	1.104		15,400	(653)	627	0	(26)
	Colombia Government International Bond	1.000	06/20/2019	0.913		17,000	17	29	46	0
	Colombia Government International Bond	1.000	06/20/2021	1.511		3,250	(101)	27	0	(74)
	Indonesia Government International Bond	1.000	06/20/2019	0.806		13,800	(351)	428	77	0
	Mexico Government International Bond	1.000	12/20/2021	1.648		10,500	(337)	5	0	(332)
GST	Brazil Government International Bond	1.000	09/20/2018	1.104		30,800	(1,313)	1,262	0	(51)
	Brazil Government International Bond	1.000	03/20/2019	1.303		34,500	(1,171)	930	0	(241)
	Chesapeake Energy Corp.	5.000	12/20/2017	3.100		10,000	(3,275)	3,522	247	0
	Chesapeake Energy Corp.	5.000	09/20/2018	4.960		1,325	(133)	136	3	0
	Colombia Government International Bond	1.000	03/20/2019	0.839		12,900	(74)	129	55	0
	Gazprom OAO Via Gaz Capital S.A.	1.000	06/20/2020	2.050		7,300	(1,106)	835	0	(271)
	Greece Government International Bond	1.000	12/20/2016	11.840		1,930	(444)	399	0	(45)
	Mexico Government International Bond	1.000	12/20/2021	1.648		19,800	(693)	68	0	(625)
	Petrobras Global Finance BV	1.000	12/20/2019	3.640		21,950	(2,327)	579	0	(1,748)
	Petrobras Global Finance BV	1.000	03/20/2020	3.870		900	(134)	51	0	(83)
	Petrobras Global Finance BV	1.000	09/20/2020	4.241		9,600	(1,402)	276	0	(1,126)
	Petrobras Global Finance BV	1.000	06/20/2021	4.709		30,407	(8,279)	3,578	0	(4,701)
	Petrobras Global Finance BV	1.000	12/20/2021	4.964		13,500	(2,462)	49	0	(2,413)
	Petroleos Mexicanos	1.000	12/20/2021	3.109		1,900	(176)	(13)	0	(189)
	Russia Government International Bond	1.000	09/20/2018	0.858		19,000	(779)	839	60	0
	Russia Government International Bond	1.000	03/20/2019	1.074		42,400	(1,409)	1,348	0	(61)
	Russia Government International Bond	1.000	06/20/2019	1.204		9,700	(600)	551	0	(49)
	Russia Government International Bond	1.000	03/20/2020	1.517		3,100	(577)	524	0	(53)
	Russia Government International Bond	1.000	06/20/2020	1.618		2,700	(368)	309	0	(59)
	Russia Government International Bond	1.000	12/20/2020	1.782		10,800	(821)	484	0	(337)

26	See Accompanying Notes

September 30, 2016

(Unaudited)

									Swap Agreements, at Value
Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2016 (3)		Notional Amount (4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
	Russia Government International Bond	1.000%	06/20/2021	1.996%		$18,500	$(1,585)	$769	$0	$(816)
	Russia Government International Bond	1.000	06/20/2024	2.632		8,400	(950)	29	0	(921)
	South Africa Government International Bond	1.000	06/20/2021	2.346		9,400	(601)	45	0	(556)
	Springleaf Finance Corp.	5.000	12/20/2019	2.662		4,100	332	(32)	300	0
HUS	Brazil Government International Bond	1.000	09/20/2018	1.104		11,500	(490)	471	0	(19)
	Colombia Government International Bond	1.000	03/20/2019	0.839		12,900	(62)	117	55	0
	Colombia Government International Bond	1.000	06/20/2021	1.511		6,500	(207)	60	0	(147)
	Indonesia Government International Bond	1.000	03/20/2019	0.731		25,800	(1,059)	1,237	178	0
	Indonesia Government International Bond	1.000	06/20/2019	0.806		5,200	(161)	190	29	0
	Mexico Government International Bond	1.000	12/20/2021	1.648		5,000	(176)	18	0	(158)
	Petrobras Global Finance BV	1.000	12/20/2019	3.640		79,102	(7,962)	1,663	0	(6,299)
	Petrobras Global Finance BV	1.000	03/20/2020	3.870		10,600	(1,795)	815	0	(980)
	Petrobras Global Finance BV	1.000	09/20/2020	4.241		3,140	(445)	77	0	(368)
	Petrobras Global Finance BV	1.000	06/20/2021	4.709		13,900	(4,157)	2,008	0	(2,149)
	Petroleos Mexicanos	1.000	12/20/2021	3.109		6,600	(605)	(51)	0	(656)
	Russia Government International Bond	1.000	09/20/2018	0.858		34,500	(1,400)	1,508	108	0
	Russia Government International Bond	1.000	03/20/2019	1.074		38,300	(1,615)	1,559	0	(56)
	Russia Government International Bond	1.000	06/20/2019	1.204		40,240	(2,226)	2,021	0	(205)
	Russia Government International Bond	1.000	12/20/2020	1.782		26,370	(2,048)	1,225	0	(823)
	Russia Government International Bond	1.000	06/20/2024	2.632		18,340	(1,888)	(123)	0	(2,011)
	Russia Government International Bond	1.000	09/20/2024	2.652		14,861	(2,032)	341	0	(1,691)
	South Africa Government International Bond	1.000	06/20/2021	2.346		26,700	(1,655)	74	0	(1,581)
JPM	Brazil Government International Bond	1.000	09/20/2018	1.104		19,300	(823)	791	0	(32)
	Brazil Government International Bond	1.000	03/20/2019	1.303		13,500	(602)	508	0	(94)
	Chesapeake Energy Corp.	5.000	09/20/2017	2.857		1,900	(44)	87	43	0
	Chesapeake Energy Corp.	5.000	12/20/2017	3.100		1,360	(422)	456	34	0
	Chesapeake Energy Corp.	5.000	12/20/2018	5.295		2,500	(1,038)	1,027	0	(11)
	Colombia Government International Bond	1.000	03/20/2019	0.839		12,900	(56)	111	55	0
	Colombia Government International Bond	1.000	06/20/2021	1.511		9,900	(315)	91	0	(224)
	Deutsche Bank AG	1.000	12/20/2017	2.453	EUR	13,400	(187)	(72)	0	(259)
	Indonesia Government International Bond	1.000	03/20/2019	0.731		$12,900	(564)	653	89	0
	Indonesia Government International Bond	1.000	06/20/2019	0.806		22,200	(766)	889	123	0
	Mexico Government International Bond	1.000	12/20/2021	1.648		7,400	(238)	4	0	(234)
	Petrobras Global Finance BV	1.000	12/20/2019	3.640		13,418	(1,236)	167	0	(1,069)
	Russia Government International Bond	1.000	09/20/2018	0.858		42,700	(1,761)	1,895	134	0
	Russia Government International Bond	1.000	03/20/2019	1.074		27,300	(824)	784	0	(40)
	Russia Government International Bond	1.000	06/20/2019	1.204		31,700	(2,220)	2,059	0	(161)
	Russia Government International Bond	1.000	09/20/2020	1.706		34,600	(3,812)	2,893	0	(919)
	Russia Government International Bond	1.000	12/20/2020	1.782		37,800	(4,481)	3,302	0	(1,179)
	Russia Government International Bond	1.000	06/20/2024	2.632		9,200	(845)	(164)	0	(1,009)
MYC	Chesapeake Energy Corp.	5.000	12/20/2017	3.100		3,490	(1,099)	1,185	86	0
	Chesapeake Energy Corp.	5.000	09/20/2018	4.960		4,948	(399)	412	13	0
	Chesapeake Energy Corp.	5.000	03/20/2019	5.702		2,500	(171)	135	0(36)
	Chesapeake Energy Corp.	5.000	09/20/2020	7.478		400	(40)	6	0	(34)
	Petrobras Global Finance BV	1.000	12/20/2019	3.640		50,100	(4,637)	647	0	(3,990)
	Pioneer Natural Resources Co.	1.000	12/20/2020	0.959		1,400	(150)	153	3	0
	Russia Government International Bond	1.000	03/20/2019	1.074		5,000	(289)	282	0	(7)
	Russia Government International Bond	1.000	12/20/2020	1.782		9,100	(1,126)	842	0	(284)
NGF	Russia Government International Bond	1.000	06/20/2021	1.996		65,100	(4,521)	1,651	0	(2,870)
	South Africa Government International Bond	1.000	06/20/2021	2.346		9,700	(597)	23	0	(574)
SOG	Deutsche Bank AG	1.000	12/20/2017	2.453	EUR	6,800	(98)	(34)	0	(132)

							$(173,936)	$85,681	$2,488	$(90,743)

See Accompanying Notes	27

Schedule of Investments PIMCO Income Fund (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

							Swap Agreements, at Value (5)
Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	$ 145,753	$(30,241)	$7,849	$0	$(22,392)
	ABX.HE.AAA.7-1 Index	0.090	08/25/2037	47,178	(26,479)	14,846	0	(11,633)
	ABX.HE.AAA.7-2 Index	0.760	01/25/2038	5,644	(3,183)	1,316	0	(1,867)
	CMBX.NA.AAA.3 Index	0.080	12/13/2049	21,609	(577)	551	0	(26)
	CMBX.NA.AAA.4 Index	0.350	02/17/2051	53,480	(1,741)	1,661	0	(80)
	CMBX.NA.AAA.6 Index	0.500	05/11/2063	188,763	(5,303)	3,831	0	(1,472)
	CMBX.NA.AS.6 Index	1.000	05/11/2063	8,000	(19)	(30)	0	(49)
BPS	CDX.EM-17 5-Year Index	5.000	06/20/2017	45,500	3,268	(2,657)	611	0
BRC	ABX.HE.AAA.6-2 Index	0.110	05/25/2046	13,956	(3,280)	1,136	0	(2,144)
	ABX.HE.AAA.7-1 Index	0.090	08/25/2037	14,836	(8,382)	4,724	0	(3,658)
	CMBX.NA.AAA.6 Index	0.500	05/11/2063	12,498	(444)	347	0	(97)
	CMBX.NA.AS.6 Index	1.000	05/11/2063	30,400	(1,000)	811	0	(189)
	PrimeX.ARM.2-AAA Index	4.580	12/25/2037	6,466	262	(171)	91	0
CBK	ABX.HE.AA.6-1 Index	0.320	07/25/2045	22,096	(10,772)	6,562	0	(4,210)
	ABX.HE.AAA.7-1 Index	0.090	08/25/2037	113,939	(64,133)	36,039	0	(28,094)
	CMBX.NA.AAA.3 Index	0.080	12/13/2049	15,175	(538)	520	0	(18)
	CMBX.NA.AAA.4 Index	0.350	02/17/2051	80,219	(2,625)	2,506	0	(119)
	CMBX.NA.AAA.6 Index	0.500	05/11/2063	49,990	(2,106)	1,716	0	(390)
	CMBX.NA.AAA.8 Index	0.500	10/17/2057	50,000	(1,820)	608	0	(1,212)
DUB	ABX.HE.AAA.7-1 Index	0.090	08/25/2037	20,770	(11,683)	6,562	0	(5,121)
	ABX.HE.AAA.7-2 Index	0.760	01/25/2038	18,837	(10,623)	4,391	0	(6,232)
	CMBX.NA.AAA.3 Index	0.080	12/13/2049	13,657	(340)	324	0	(16)
	CMBX.NA.AAA.4 Index	0.350	02/17/2051	222,341	(8,032)	7,700	0	(332)
	CMBX.NA.AAA.6 Index	0.500	05/11/2063	158,969	(4,320)	3,080	0	(1,240)
	CMBX.NA.AAA.7 Index	0.500	01/17/2047	192,300	(8,719)	5,628	0	(3,091)
	CMBX.NA.AAA.8 Index	0.500	10/17/2057	595,300	(38,483)	24,058	0	(14,425)
	CMBX.NA.AAA.9 Index	0.500	09/17/2058	10,000	(1,005)	639	0	(366)
	CMBX.NA.AS.6 Index	1.000	05/11/2063	10,000	(208)	146	0	(62)
FBF	ABX.HE.AA.6-2 Index	0.170	05/25/2046	29,134	(25,893)	13,565	0	(12,328)
	ABX.HE.AA.7-1 Index	0.150	08/25/2037	550	(436)	260	0	(176)
	ABX.HE.AAA.7-1 Index	0.090	08/25/2037	191,678	(107,759)	60,497	0	(47,262)
	ABX.HE.AAA.7-2 Index	0.760	01/25/2038	110,062	(62,068)	25,655	0	(36,413)
	CMBX.NA.AAA.3 Index	0.080	12/13/2049	22,732	(597)	572	0	(25)
	CMBX.NA.AAA.4 Index	0.350	02/17/2051	162,647	(8,608)	8,365	0	(243)
	CMBX.NA.AAA.6 Index	0.500	05/11/2063	288,444	(9,369)	7,119	0	(2,250)
	CMBX.NA.AAA.7 Index	0.500	01/17/2047	319,100	(10,824)	5,693	0	(5,131)
	CMBX.NA.AAA.8 Index	0.500	10/17/2057	168,800	(8,696)	4,606	0	(4,090)
	CMBX.NA.AS.6 Index	1.000	05/11/2063	68,000	(1,528)	1,105	0	(423)
GST	ABX.HE.AAA.6-2 Index	0.110	05/25/2046	20,780	(4,704)	1,512	0	(3,192)
	ABX.HE.AAA.7-1 Index	0.090	08/25/2037	71,954	(30,179)	12,437	0	(17,742)
	ABX.HE.AAA.7-2 Index	0.760	01/25/2038	5,644	(1,921)	54	0	(1,867)
	CMBX.NA.AAA.3 Index	0.080	12/13/2049	7,587	(263)	254	0	(9)
	CMBX.NA.AAA.4 Index	0.350	02/17/2051	67,381	(1,644)	1,543	0	(101)
	CMBX.NA.AAA.6 Index	0.500	05/11/2063	204,765	(7,433)	5,833	0	(1,600)
	CMBX.NA.AAA.7 Index	0.500	01/17/2047	116,600	(4,228)	2,354	0	(1,874)
	CMBX.NA.AAA.8 Index	0.500	10/17/2057	204,900	(12,994)	8,029	0	(4,965)
	CMBX.NA.AAA.9 Index	0.500	09/17/2058	253,100	(12,982)	3,707	0	(9,275)
	CMBX.NA.AS.6 Index	1.000	05/11/2063	10,000	(9)	(53)	0	(62)
	CMBX.NA.AS.9 Index	1.000	09/17/2058	25,000	(1,882)	855	0	(1,027)
HUS	CDX.EM-17 5-Year Index	5.000	06/20/2017	22,750	2,230	(1,925)	305	0
JPM	ABX.HE.AA.6-2 Index	0.170	05/25/2046	978	(411)	(3)	0	(414)
	ABX.HE.AA.7-1 Index	0.150	08/25/2037	150	(91)	43	0	(48)
	ABX.HE.AA.7-2 Index	1.920	01/25/2038	150	(84)	(35)	0	(119)
	ABX.HE.AAA.7-1 Index	0.090	08/25/2037	14,836	(8,327)	4,669	0	(3,658)
	CMBX.NA.AAA.4 Index	0.350	02/17/2051	36,798	(1,414)	1,359	0	(55)
JPS	CMBX.NA.AAA.7 Index	0.500	01/17/2047	100,600	(4,532)	2,914	0	(1,618)
	CMBX.NA.AAA.8 Index	0.500	10/17/2057	588,800	(35,350)	21,083	0	(14,267)
MEI	ABX.HE.AAA.6-2 Index	0.110	05/25/2046	16,394	(3,254)	735	0	(2,519)
	CMBX.NA.AAA.6 Index	0.500	05/11/2063	8,153	(329)	265	0	(64)
	CMBX.NA.AAA.7 Index	0.500	01/17/2047	48,800	(2,567)	1,783	0	(784)
	CMBX.NA.AAA.8 Index	0.500	10/17/2057	145,500	(9,443)	5,917	0	(3,526)
	CMBX.NA.AAA.9 Index	0.500	09/17/2058	158,400	(12,402)	6,597	0	(5,805)
MYC	ABX.HE.AAA.6-2 Index	0.110	05/25/2046	15,288	(3,081)	732	0	(2,349)
	ABX.HE.AAA.7-1 Index	0.090	08/25/2037	23,737	(13,322)	7,469	0	(5,853)
	ABX.HE.AAA.7-2 Index	0.760	01/25/2038	14,110	(7,957)	3,289	0	(4,668)
	CMBX.NA.AAA.3 Index	0.080	12/13/2049	70,897	(1,006)	922	0	(84)
	CMBX.NA.AAA.4 Index	0.350	02/17/2051	209,584	(7,049)	6,738	0	(311)
	CMBX.NA.AAA.6 Index	0.500	05/11/2063	176,965	(4,869)	3,488	0	(1,381)
	CMBX.NA.AAA.7 Index	0.500	01/17/2047	127,000	(4,348)	2,307	0	(2,041)
	CMBX.NA.AAA.8 Index	0.500	10/17/2057	64,900	(4,510)	2,937	0	(1,573)
	CMBX.NA.AAA.9 Index	0.500	09/17/2058	9,000	(895)	565	0	(330)
	CMBX.NA.AS.6 Index	1.000	05/11/2063	18,700	(682)	566	0	(116)
SAL	CMBX.NA.AAA.8 Index	0.500	10/17/2057	41,200	(2,256)	1,258	0	(998)
UAG	CMBX.NA.AAA.6 Index	0.500	05/11/2063	57,489	(2,104)	1,656	0	(448)
	CMBX.NA.AAA.7 Index	0.500	01/17/2047	18,400	(820)	524	0	(296)
	CMBX.NA.AAA.8 Index	0.500	10/17/2057	52,000	(3,102)	1,842	0	(1,260)

					$(688,518)	$376,350	$1,007	$(313,175)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

28	See Accompanying Notes

September 30, 2016

(Unaudited)

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

									Swap Agreements, at Value
Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BOA	Pay	1-Year BRL-CDI	12.230%	01/04/2021	BRL	204,700	$(271)	$1,064	$793	$0
BRC	Pay	6-Month AUD-BBR-BBSW *	5.250	12/15/2021	AUD	97,200	(138)	12,114	11,976	0
CBK	Receive	1-Year BRL-CDI	15.590	01/04/2021	BRL	93,210	(1,086)	(2,099)	0	(3,185)
	Receive	1-Year BRL-CDI	16.400	01/04/2021		219,660	(3,817)	(5,137)	0	(8,954)
FBF	Pay	1-Year BRL-CDI	12.810	01/04/2021		280,670	(241)	2,612	2,371	0
GLM	Pay	6-Month AUD-BBR-BBSW *	5.250	12/15/2021	AUD	145,800	(204)	18,168	17,964	0
	Pay	28-Day MXN-TIIE	5.000	09/13/2017	MXN	325,000	(206)	119	0	(87)
HUS	Receive	1-Year BRL-CDI	14.170	01/04/2021	BRL	138,200	0	(3,011)	0	(3,011)
MYC	Pay	1-Year BRL-CDI	12.230	01/04/2021		232,700	(263)	1,164	901	0
	Pay	1-Year BRL-CDI	12.810	01/04/2021		411,200	(158)	3,632	3,474	0
UAG	Pay	1-Year BRL-CDI	11.680	01/04/2021		123,425	385	(805)	0	(420)
	Pay	6-Month AUD-BBR-BBSW	5.000	06/15/2022	AUD	128,000	(102)	17,407	17,305	0

							$(6,101)	$45,228	$54,784	$(15,657)

Total Swap Agreements							$(868,238)	$506,850	$58,279	$(419,667)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2016:

(p)	Securities with an aggregate market value of $1,131,578 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure (6)
AZD	$0	$0	$0	$0	$(16)	$0	$0	$(16)	$(16)	$0	$(16)
BOA	2,421	0	912	3,333	(64,287)	0	(44,914)	(109,201)	(105,868)	102,004	(3,864)
BPS	5,916	0	693	6,609	(14,882)	0	(7,137)	(22,019)	(15,410)	19,340	3,930
BRC	895	0	12,369	13,264	(21,480)	0	(28,051)	(49,531)	(36,267)	36,703	436
CBK	9,994	0	247	10,241	(168,510)	0	(55,404)	(223,914)	(213,673)	219,487	5,814
DUB	356	0	123	479	(6,152)	0	(31,317)	(37,469)	(36,990)	35,969	(1,021)
FBF	12	0	2,371	2,383	(30,210)	0	(108,341)	(138,551)	(136,168)	140,899	4,731
GLM	8,048	0	17,964	26,012	(116,688)	0	(87)	(116,775)	(90,763)	94,693	3,930
GST	0	0	665	665	0	0	(56,059)	(56,059)	(55,394)	57,105	1,711
HUS	484	0	675	1,159	(117,779)	0	(20,154)	(137,933)	(136,774)	139,792	3,018
IND	5,015	0	0	5,015	0	0	0	0	5,015	(4,196)	819
JPM	16,229	0	478	16,707	(157,039)	0	(9,527)	(166,566)	(149,859)	159,035	9,176
JPS	0	0	0	0	0	0	(15,885)	(15,885)	(15,885)	16,998	1,113
MEI	0	0	0	0	0	0	(12,698)	(12,698)	(12,698)	13,519	821
MSB	12,159	0	0	12,159	(7,827)	0	0	(7,827)	4,332	(3,190)	1,142
MYC	0	0	4,477	4,477	0	0	(23,095)	(23,095)	(18,618)	16,304	(2,314)
NGF	549	0	0	549	(661)	0	(3,444)	(4,105)	(3,556)	3,090	(466)
RBC	169	0	0	169	(540)	0	0	(540)	(371)	195	(176)
RYL	0	0	0	0	0	0	0	0	0	(32)	(32)
SAL	0	0	0	0	0	0	(998)	(998)	(998)	1,082	84
SCX	36	0	0	36	(7,984)	0	0	(7,984)	(7,948)	6,197	(1,751)
SOG	3,796	0	0	3,796	0	0	(132)	(132)	3,664	(3,130)	534
TOR	216	0	0	216	(927)	0	0	(927)	(711)	833	122
UAG	5,674	0	17,305	22,979	(76,004)	0	(2,424)	(78,428)	(55,449)	61,421	5,972

Total Over the Counter	$71,969	$0	$58,279	$130,248	$(790,986)	$0	$(419,667)	$(1,210,653)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	29

Schedule of Investments PIMCO Income Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$255	$255
Swap Agreements	0	42,806	0	0	106,040	148,846

	$0	$42,806	$0	$0	$106,295	$149,101

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$71,969	$0	$71,969
Swap Agreements	0	3,495	0	0	54,784	58,279

	$0	$3,495	$0	$71,969	$54,784	$130,248

	$0	$46,301	$0	$71,969	$161,079	$279,349

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$277	$75	$352
Swap Agreements	0	0	0	0	24,505	24,505

	$0	$0	$0	$277	$24,580	$24,857

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$790,986	$0	$790,986
Swap Agreements	0	404,010	0	0	15,657	419,667

	$0	$404,010	$0	$790,986	$15,657	$1,210,653

	$0	$404,010	$0	$791,263	$40,237	$1,235,510

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended September 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$1,745	$(346)	$1,399
Swap Agreements	0	345,677	0	0	(358,513)	(12,836)

	$0	$345,677	$0	$1,745	$(358,859)	$(11,437)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(926,588)	$0	$(926,588)
Purchased Options	0	0	0	0	(3,013)	(3,013)
Written Options	0	0	0	20,871	0	20,871
Swap Agreements	0	49,964	0	0	(16,240)	33,724

	$0	$49,964	$0	$(905,717)	$(19,253)	$(875,006)

	$0	$395,641	$0	$(903,972)	$(378,112)	$(886,443)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$4,241	$178	$4,419
Swap Agreements	0	43,540	0	0	243,269	286,809

	$0	$43,540	$0	$4,241	$243,447	$291,228

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(29,101)	$0	$(29,101)
Purchased Options	0	0	0	0	998	998
Written Options	0	0	0	(5,797)	0	(5,797)
Swap Agreements	0	195,312	0	0	22,700	218,012

	$0	$195,312	$0	$(34,898)	$23,698	$184,112

	$0	$238,853	$0	$(30,657)	$267,144	$475,340

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Investments in Securities, at Value
Bank Loan Obligations	$0	$2,108,276	$100,611	$2,208,887
Corporate Bonds & Notes
Banking & Finance	24,520	8,511,983	20,723	8,557,226
Industrials	0	2,395,893	5,853	2,401,746
Utilities	0	2,151,772	0	2,151,772
Convertible Bonds & Notes
Banking & Finance	0	34,937	0	34,937
Municipal Bonds & Notes
California	0	25,585	0	25,585
Illinois	0	90,028	0	90,028
Missouri	0	0	66,385	66,385
U.S. Government Agencies	0	7,924,411	14,467	7,938,878
U.S. Treasury Obligations	0	11,259,276	0	11,259,276
Non-Agency Mortgage-Backed Securities	0	13,391,774	790,911	14,182,685
Asset-Backed Securities	0	15,946,570	324,587	16,271,157
Sovereign Issues	0	3,532,983	0	3,532,983
Common Stocks
Financials	0	0	1,130	1,130
Health Care	0	148	0	148
Convertible Preferred Securities
Banking & Finance	0	1,560	0	1,560
Preferred Securities
Banking & Finance	3,903	16,438	0	20,341
Short-Term Instruments
Certificates of Deposit	0	815,931	0	815,931
Repurchase Agreements	0	6,072	0	6,072
Short-Term Notes	0	68,661	0	68,661

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Japan Treasury Bills	$0	$2,345,937	$0	$2,345,937
U.S. Treasury Bills	0	178,406	0	178,406
	$28,423	$70,806,641	$1,324,667	$72,159,731

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,470,847	$0	$0	$1,470,847
Total Investments	$1,499,270	$70,806,641	$1,324,667	$73,630,578

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(5,273)	$0	$(5,273)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	255	148,846	0	149,101
Over the counter	0	130,248	0	130,248
	$255	$279,094	$0	$279,349

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(352)	(24,505)	0	(24,857)
Over the counter	0	(1,210,653)	0	(1,210,653)
	$(352)	$(1,235,158)	$0	$(1,235,510)

Totals	$1,499,173	$69,845,304	$1,324,667	$72,669,144

30	See Accompanying Notes

September 30, 2016

(Unaudited)

There were no significant transfers between Level 1 and 2 during the period ended September 30, 2016.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2016:

Category and Subcategory	Beginning Balance at 03/31/2016	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2016	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2016 (1)
Investments in Securities, at Value
Bank Loan Obligations	$57,424	$40,891	$(1,771)	$52	$1	$4,015	$0	$0	$100,612	$4,034
Corporate Bonds & Notes
Banking & Finance	0	0	0	0	0	0	20,723	0	20,723	0
Industrials	0	5,666	(62)	0	0	253	0	(4)	5,853	249
Utilities	5,805	0	(5,666)	0	0	(139)	0	0	0	0
Municipal Bonds & Notes
Missouri	0	68,278	(2,000)	115	127	(135)	0	0	66,385	(135)
U.S. Government Agencies	84,680	14,569	(1,979)	0	6	1,051	0	(83,860)	14,467	(10)
Non-Agency Mortgage-Backed Securities	629,755	137,194	(4,830)	724	452	33,044	0	(5,427)	790,912	33,182
Asset-Backed Securities	88,347	270,671	(5,655)	308	300	(420)	0	(28,962)	324,589	(58)
Common Stocks
Financials	813	0	0	0	(1)	318	0	0	1,130	318

Totals	$866,824	$537,269	$(21,963)	$1,199	$885	$37,987	$20,723	$(118,253)	$1,324,671	$37,580

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2016	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Bank Loan Obligations	$3,011	Other Valuation Techniques (2)	—	—
	13,706	Third Party Vendor	Broker Quote	78.00
	83,895	Proxy Pricing	Base Price	98.75 - 102.00
Corporate Bonds & Notes
Banking & Finance	20,723	Indicative Market Quotation	Broker Quote	23.50
Industrials	5,853	Proxy Pricing	Base Price	104.45
Municipal Bonds & Notes
Missouri	66,385	Proxy Pricing	Base Price	93.50
U.S. Government Agencies	14,467	Proxy Pricing	Base Price	99.84
Non-Agency Mortgage-Backed Securities	42,948	Other Valuation Techniques (2)	—	—
	623,647	Proxy Pricing	Base Price	38.75 - 102.19
	124,317	Third Party Vendor	Broker Quote	75.75 - 87.70
Asset-Backed Securities	2,115	Other Valuation Techniques (2)	—	—
	297,075	Proxy Pricing	Base Price	3.55 - 100.00
	25,399	Third Party Vendor	Broker Quote	99.99 - 100.00
Common Stocks
Financials	1,130	Other Valuation Techniques (2)	—	—

Total	$1,324,671

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2016 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	31

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	GLM	Goldman Sachs Bank USA	NGF	Nomura Global Financial Products, Inc.
BOA	Bank of America N.A.	GST	Goldman Sachs International	NOM	Nomura Securities International Inc.
BOS	Banc of America Securities LLC	HUS	HSBC Bank USA N.A.	RBC	Royal Bank of Canada
BPS	BNP Paribas S.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.	RDR	RBC Capital Markets
BRC	Barclays Bank PLC	JML	JPMorgan Securities PLC	RYL	Royal Bank of Scotland Group PLC
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	SAL	Citigroup Global Markets, Inc.
CFR	Credit Suisse Securities (Europe) Ltd.	JPS	JPMorgan Securities, Inc.	SCX	Standard Chartered Bank
COM	Commerz Bank AG	MEI	Merrill Lynch International	SOG	Societe Generale
DEU	Deutsche Bank Securities, Inc.	MSB	Morgan Stanley Bank N.A.	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services, Inc.	TOR	Toronto Dominion Bank
FBF	Credit Suisse International	MYI	Morgan Stanley & Co. International PLC	UAG	UBS AG Stamford

Currency Abbreviations:
AUD	Australian Dollar	DKK	Danish Krone	MXN	Mexican Peso
BRL	Brazilian Real	EUR	Euro	RUB	Russian Ruble
CAD	Canadian Dollar	GBP	British Pound	USD (or $)	United States Dollar
CHF	Swiss Franc	JPY	Japanese Yen	ZAR	South African Rand

Index/Spread Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CDX.IG	Credit Derivatives Index - Investment Grade	CPI	Consumer Price Index
CDX.EM	Credit Derivatives Index - Emerging Markets	CMBX	Commercial Mortgage-Backed Index	PrimeX.ARM	Prime Mortgage-Backed Securities Index - Adjustable Rate Mortgage
CDX.HY	Credit Derivatives Index - High Yield

Municipal Bond or Agency Abbreviations:
AMBAC	American Municipal Bond Assurance Corp.

Other Abbreviations:
ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	PIK	Payment-in-Kind
ALT	Alternate Loan Trust	CMBS	Collateralized Mortgage-Backed Security	REMIC	Real Estate Mortgage Investment Conduit
BABs	Build America Bonds	EURIBOR	Euro Interbank Offered Rate	RMBS	Residential Mortgage-Backed Security
BBR	Bank Bill Rate	JIBAR	Johannesburg Interbank Agreed Rate	SP - ADR	Sponsored American Depositary Receipt
BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles
CDI	Brazil Interbank Deposit Rate	MBS	Mortgage-Backed Security	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
CDO	Collateralized Debt Obligation

Please note that the Registrant has included a summary schedule of portfolio securities of the PIMCO Total Return Fund in its report to shareholders, a copy of which is included under Item 1 of the companion submission.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)	The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics is not applicable for semiannual reports.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Funds

By:	/s/ Peter G. Strelow
Peter G. Strelow President (Principal Executive Officer)

Date:	November 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter G. Strelow
Peter G. Strelow President (Principal Executive Officer)

Date:	November 28, 2016

By:	/s/ Trent W. Walker
Trent W. Walker Treasurer (Principal Financial & Accounting Officer)

Date:	November 28, 2016